UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10183

BRIGHTHOUSE FUNDS TRUST I

(Exact name of registrant as specified in charter)

One Financial Center

Boston, MA 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Michele Abate, Esq. -------------------------- c/o Brighthouse Investment Advisers, LLC One Financial Center Boston, MA 02111	Brian D. McCabe, Esq. ----------------------------------- Ropes and Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199

Registrant’s telephone number, including area code: (980) 949-5089

Date of fiscal year end: December 31

Date of reporting period: January 1, 2021 through June 30, 2021

Item 1:  Report to Shareholders.

(a)	The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Managed by AllianceBernstein L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class B shares of the AB Global Dynamic Allocation Portfolio returned 5.53%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 7.26%.

MARKET ENVIRONMENT / CONDITIONS

Global equities rose for the six-month period ending June 30, 2021, as accelerating COVID-19 vaccination rates and the continued reopening of economies drove rapid increases in output and strong company earnings growth. Markets became more volatile as inflationary fears precipitated a rise in longer-term interest rates, which pressured the valuations of many market-leading growth stocks and boosted a rotation into value-oriented shares. Global monetary policy remained very dovish, with central banks emphasizing the transitory nature of higher current inflation and their commitment to avoid withdrawing support prematurely. Somewhat more hawkish comments from the U.S. Federal Reserve (the “Fed”) sparked a brief market reversal, but inflationary fears calmed significantly as economic data continued to reflect higher prices, yet suggested a moderating pace of recovery. Small-cap stocks outperformed large-cap stocks on a relative basis, and intervals of market rotation led value-style stocks to substantially outperform their growth-style peers.

Global fixed-income market returns were mixed, with elevated volatility and dispersion between regions and credit sectors. Developed-market government bonds fell in all major developed markets except Japan. Historically low interest rates also set the stage for a sharp rebound in risk assets. High-yield developed- and emerging-market corporate bonds led significant positive gains as investors searched for higher yields. Emerging-market hard-currency high-yield sovereign bonds also provided positive results. Developed-market investment-grade corporate bonds and securitized assets fell but outperformed developed-market treasuries. Emerging-market local-currency bonds trailed, as the U.S. dollar gained on the majority of emerging-market currencies, and as the U.S. dollar advanced on most developed-market currencies. Brent crude oil prices rebounded sharply on the improved global economic outlook and from the Organization of the Petroleum Exporting Countries ((OPEC+), Algeria, Angola, Equatorial Guinea, Gabon, Iran, Iraq, Kuwait, Libya, Nigeria, the Republic of the Congo, Saudi Arabia, the United Arab Emirates and Venezuela) production cuts. In addition, copper advanced strongly, partly due to increased demand for infrastructure and green-energy initiatives.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio seeks to provide long-term growth by participating in up-markets and by seeking to mitigate the downside. We aim to deliver returns through broad diversification and reduce volatility by making flexible adjustments to asset allocation. In this way, we seek to capture potential return opportunities and manage risk. The strategic asset allocation is a growth-oriented portfolio with approximately 60% invested in a global mix of equities across capitalization ranges including real estate and 40% invested in a mix of global sovereign and high-quality corporate bonds.

Net of fees, the Portfolio posted a positive return but underperformed its benchmark, the Dow Jones Moderate Portfolio Index, for the six-month period ending on June 30, 2021. During this period versus the benchmark, the Portfolio’s overweight to international equities along with underweights to U.S. small and mid-cap stocks detracted from performance. Our relative overweight to U.S. large-cap stocks and real estate securities along with underweights to U.S. corporate bonds, mortgage income securities and international bonds all contributed to performance. The Portfolio’s currency management was also a contributor to performance while the interest rate swap overlay detracted over the period.

The Portfolio began 2021 close to neutral in equities as stretched investor positioning, market volatility, and elevated valuations offset the team’s positive outlook for equities. But over the first quarter, the Portfolio moved to an overweight to riskier return-seeking assets in March motivated by favorable risk and return outlooks for equities stemming from a strong rebound in corporate earnings as economies reopened, consumers and corporates unleashed pent-up demand for goods and services, and fiscal and monetary policies remained highly supportive. The Portfolio reduced but maintained the overweight to riskier return-seeking assets, such as equities, in May. The decision to reduce the equity overweight was motivated by increased inflationary pressures and uncertainty around the sustainability of high global growth potentially weighing on markets at a time when investor positioning is somewhat stretched.

The Portfolio’s overweight to equities was maintained through June 2021 as the global economic expansion continued, supported by tailwinds in consumer demand and supportive fiscal and monetary policies.

The Portfolio utilized equity futures, fixed income futures, currency forwards, exchange traded funds, equity options, interest rate swaps, and total return swaps for both hedging and investment purposes. The Portfolio utilizes a variety of derivative instruments as a component of its overall construction to effectively manage equity, interest rate, credit, and currency risk to hedge positions and to provide efficient exposure. All derivatives performed in line with the manager’s expectations over the period.

The Portfolio ended the period positioned approximately six percent overweight equities. Within equities, regional tilts remained modest. Within fixed income, the Portfolio moved to an underweight position to bonds during the period. Within opportunistic assets, the Portfolio maintained a modest overweight in commodities. The Portfolio finished the period underweight cash. The Portfolio held an

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Managed by AllianceBernstein L.P.

Portfolio Manager Commentary*—(Continued)

overweight to Canadian dollar and Swedish krona and underweight positions to Swiss franc, Great Britain pound and the euro.

Daniel Loewy

Caglasu Altunkopru

Alexander Barenboym

Portfolio Managers

AllianceBernstein L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
AB Global Dynamic Allocation Portfolio
Class B	5.53	16.77	6.88	6.70
Dow Jones Moderate Portfolio Index	7.26	24.96	9.90	7.88

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Equity Sectors

% of Net Assets
Information Technology	9.5
Financials	7.3
Health Care	6.6
Consumer Discretionary	6.6
Real Estate	6.4

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	27.9
Foreign Government	11.1

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AB Global Dynamic Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AB Global Dynamic Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class B (a)	Actual	0.88%	$1,000.00	$1,055.30	$4.48
	Hypothetical*	0.88%	$1,000.00	$1,020.43	$4.41

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

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AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—56.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.7%
Airbus SE (a)	36,700	$4,726,244
BAE Systems plc	200,930	1,452,642
Boeing Co. (The) (a) (b)	15,825	3,791,037
Dassault Aviation S.A.	158	186,005
Elbit Systems, Ltd.	1,660	214,939
General Dynamics Corp.	6,630	1,248,164
Howmet Aerospace, Inc. (a)	11,150	384,340
Huntington Ingalls Industries, Inc.	1,142	240,676
L3Harris Technologies, Inc.	5,910	1,277,446
Lockheed Martin Corp.	7,145	2,703,311
MTU Aero Engines AG	3,329	824,827
Northrop Grumman Corp.	4,425	1,608,178
Raytheon Technologies Corp.	43,735	3,731,033
Rolls-Royce Holdings plc (a)	522,163	716,350
Safran S.A.	21,329	2,959,279
Singapore Technologies Engineering, Ltd.	97,426	281,164
Teledyne Technologies, Inc. (a)	1,382	578,823
Textron, Inc.	6,480	445,630
Thales S.A.	6,657	679,578
TransDigm Group, Inc. (a)	1,602	1,036,959

		29,086,625

Air Freight & Logistics—0.4%
C.H. Robinson Worldwide, Inc.	3,760	352,199
Deutsche Post AG	61,856	4,208,741
DSV Panalpina A/S	12,918	3,011,904
Expeditors International of Washington, Inc.	4,805	608,313
FedEx Corp.	7,010	2,091,293
InPost S.A. (a)	12,480	250,732
SG Holdings Co., Ltd.	19,981	523,792
United Parcel Service, Inc. - Class B	20,700	4,304,979
Yamato Holdings Co., Ltd.	18,186	517,140

		15,869,093

Airlines—0.1%
Alaska Air Group, Inc. (a)	3,503	211,266
American Airlines Group, Inc. (a) (b)	18,321	388,589
ANA Holdings, Inc. (a)	9,973	234,384
Delta Air Lines, Inc. (a)	18,351	793,864
Deutsche Lufthansa AG (a) (b)	18,267	205,590
Japan Airlines Co., Ltd. (a)	9,002	194,762
Qantas Airways, Ltd. (a)	57,670	202,195
Singapore Airlines, Ltd. (a)	81,018	292,705
Southwest Airlines Co. (a)	16,985	901,734
United Airlines Holdings, Inc. (a) (b)	9,091	475,368

		3,900,457

Auto Components—0.3%
Aisin Corp.	9,194	392,986
Aptiv plc (a)	7,721	1,214,745
BorgWarner, Inc. (b)	6,840	332,014
Bridgestone Corp. (b)	35,629	1,620,508
Cie Generale des Etablissements Michelin SCA	10,572	1,687,318
Continental AG (a)	6,864	1,009,373
Denso Corp.	27,043	1,844,012

Auto Components—(Continued)
Faurecia SE	7,286	357,836
Koito Manufacturing Co., Ltd.	6,467	402,031
Stanley Electric Co., Ltd.	7,962	230,294
Sumitomo Electric Industries, Ltd.	47,067	694,067
Toyota Industries Corp.	9,150	791,194
Valeo S.A.	14,124	425,388

		11,001,766

Automobiles—1.2%
Bayerische Motoren Werke AG	20,661	2,188,735
Daimler AG	53,408	4,770,952
Ferrari NV	7,866	1,623,740
Ford Motor Co. (a)	112,495	1,671,676
General Motors Co. (a)	36,413	2,154,557
Honda Motor Co., Ltd.	101,734	3,261,542
Isuzu Motors, Ltd.	34,413	456,443
Mazda Motor Corp. (a)	35,484	333,292
Nissan Motor Co., Ltd. (a)	144,862	718,566
Renault S.A. (a)	11,873	480,016
Stellantis NV	62,990	1,235,710
Stellantis NV (Milan-Traded Shares)	63,560	1,254,017
Subaru Corp.	38,399	757,211
Suzuki Motor Corp.	22,984	972,148
Tesla, Inc. (a) (b)	22,100	15,021,370
Toyota Motor Corp.	132,353	11,554,101
Volkswagen AG	2,026	665,056
Yamaha Motor Co., Ltd. (b)	17,478	474,886

		49,594,018

Banks—3.3%
ABN AMRO Bank NV (a)	26,396	318,635
Australia & New Zealand Banking Group, Ltd.	177,570	3,740,454
Banco Bilbao Vizcaya Argentaria S.A.	416,096	2,588,679
Banco Espirito Santo S.A. (a) (c) (d)	169,954	0
Banco Santander S.A.	1,082,108	4,125,729
Bank Hapoalim B.M. (a)	70,859	568,749
Bank Leumi Le-Israel B.M. (a)	90,665	688,741
Bank of America Corp.	218,638	9,014,445
Bank of East Asia, Ltd. (The)	80,169	148,618
Banque Cantonale Vaudoise	1,835	164,826
Barclays plc	1,083,367	2,569,451
BNP Paribas S.A.	70,192	4,395,710
BOC Hong Kong Holdings, Ltd.	230,920	782,722
CaixaBank S.A.	277,405	852,402
Chiba Bank, Ltd. (The)	32,399	195,034
Citigroup, Inc.	60,071	4,250,023
Citizens Financial Group, Inc.	12,154	557,504
Comerica, Inc.	3,955	282,150
Commerzbank AG (a)	62,520	443,582
Commonwealth Bank of Australia	110,709	8,279,160
Concordia Financial Group, Ltd.	67,935	247,914
Credit Agricole S.A.	72,804	1,018,920
Danske Bank A/S	43,042	756,679
DBS Group Holdings, Ltd.	112,519	2,496,906
DNB ASA	58,002	1,263,328
Erste Group Bank AG	17,433	639,045

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
Fifth Third Bancorp	20,435	$781,230
FinecoBank Banca Fineco S.p.A. (a)	38,038	664,695
First Republic Bank	5,001	936,037
Hang Seng Bank, Ltd.	47,721	952,709
HSBC Holdings plc	1,271,074	7,335,115
Huntington Bancshares, Inc.	29,255	417,469
ING Groep NV	243,413	3,220,272
Intesa Sanpaolo S.p.A.	1,030,641	2,844,626
Israel Discount Bank, Ltd. - Class A (a)	72,638	345,899
Japan Post Bank Co., Ltd.	24,754	207,341
JPMorgan Chase & Co.	87,800	13,656,412
KBC Group NV	15,601	1,188,376
KeyCorp	27,820	574,483
Lloyds Banking Group plc	4,421,830	2,860,526
M&T Bank Corp.	3,695	536,920
Mediobanca Banca di Credito Finanziario S.p.A. (a)	38,756	452,311
Mitsubishi UFJ Financial Group, Inc.	762,802	4,117,877
Mizrahi Tefahot Bank, Ltd. (a)	8,754	269,546
Mizuho Financial Group, Inc.	150,534	2,121,117
National Australia Bank, Ltd.	205,751	4,038,388
Natwest Group plc	303,882	853,873
Nordea Bank Abp	202,183	2,249,643
Oversea-Chinese Banking Corp., Ltd.	209,491	1,863,148
People’s United Financial, Inc.	12,195	209,022
PNC Financial Services Group, Inc. (The)	12,235	2,333,949
Raiffeisen Bank International AG	9,047	204,704
Regions Financial Corp. (b)	27,615	557,271
Resona Holdings, Inc.	133,244	510,798
Shizuoka Bank, Ltd. (The)	27,853	214,541
Skandinaviska Enskilda Banken AB - Class A	101,561	1,311,124
Societe Generale S.A.	50,590	1,489,710
Standard Chartered plc	167,412	1,066,668
Sumitomo Mitsui Financial Group, Inc.	81,457	2,803,321
Sumitomo Mitsui Trust Holdings, Inc.	21,077	667,115
SVB Financial Group (a)	1,525	848,556
Svenska Handelsbanken AB - A Shares	91,020	1,026,502
Swedbank AB - A Shares	56,512	1,050,805
Truist Financial Corp.	38,717	2,148,794
U.S. Bancorp	39,335	2,240,915
UniCredit S.p.A.	132,631	1,563,034
United Overseas Bank, Ltd.	73,557	1,414,533
Wells Fargo & Co. (e)	119,007	5,389,827
Westpac Banking Corp.	228,931	4,411,500
Zions Bancorp N.A.	4,660	246,328

		134,586,436

Beverages—0.9%
Anheuser-Busch InBev S.A.	47,548	3,424,134
Asahi Group Holdings, Ltd. (b)	28,474	1,329,950
Brown-Forman Corp. - Class B	5,217	390,962
Budweiser Brewing Co. APAC, Ltd.	107,435	338,161
Carlsberg AS - Class B	6,428	1,200,027
Coca-Cola Co. (The) (e)	111,610	6,039,217
Coca-Cola Europacific Partners plc	12,771	757,576
Coca-Cola HBC AG	12,504	452,214
Constellation Brands, Inc. - Class A	4,875	1,140,214

Beverages—(Continued)
Davide Campari-Milano NV	32,619	437,528
Diageo plc	146,005	6,997,071
EDP Renovaveis S.A.	17,982	416,692
Heineken Holding NV	7,189	724,255
Heineken NV	16,175	1,960,879
Ito En, Ltd.	3,334	197,729
Kirin Holdings Co., Ltd. (b)	51,332	1,000,596
Molson Coors Beverage Co. - Class B (a) (b)	5,405	290,194
Monster Beverage Corp. (a)	10,640	971,964
PepsiCo, Inc.	39,725	5,886,053
Pernod Ricard S.A.	13,074	2,901,885
Remy Cointreau S.A.	1,432	295,773
Suntory Beverage & Food, Ltd. (b)	8,677	325,660
Treasury Wine Estates, Ltd.	45,020	394,265

		37,872,999

Biotechnology—0.7%
AbbVie, Inc.	50,814	5,723,689
Alexion Pharmaceuticals, Inc. (a)	6,300	1,157,373
Amgen, Inc.	16,669	4,063,069
Argenx SE (a)	2,861	861,902
Biogen, Inc. (a)	4,430	1,533,976
CSL, Ltd.	28,394	6,074,263
Genmab A/S (a)	4,091	1,668,645
Gilead Sciences, Inc.	36,143	2,488,807
Grifols S.A.	18,614	504,283
Incyte Corp. (a)	5,333	448,665
PeptiDream, Inc. (a)	5,977	293,111
Regeneron Pharmaceuticals, Inc. (a)	3,064	1,711,366
Vertex Pharmaceuticals, Inc. (a)	7,467	1,505,571

		28,034,720

Building Products—0.4%
A.O. Smith Corp. (b)	3,860	278,152
AGC, Inc. (b)	12,064	506,399
Allegion plc	2,601	362,319
Assa Abloy AB - Class B	62,546	1,884,442
Carrier Global Corp.	23,452	1,139,767
Cie de Saint-Gobain	31,579	2,082,097
Daikin Industries, Ltd.	15,548	2,894,275
Fortune Brands Home & Security, Inc.	3,927	391,168
Geberit AG	2,312	1,734,859
Johnson Controls International plc	20,684	1,419,543
Kingspan Group plc	9,633	909,926
Lixil Corp.	16,619	429,613
Masco Corp.	7,375	434,461
Nibe Industrier AB - B Shares	88,958	936,353
Rockwool International A/S - B Shares	537	262,058
TOTO, Ltd.	8,744	452,356
Trane Technologies plc	6,865	1,264,121
Xinyi Glass Holdings, Ltd.	113,434	462,397

		17,844,306

Capital Markets—1.5%
3i Group plc	60,728	987,094

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

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Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Capital Markets—(Continued)
Ameriprise Financial, Inc.	3,315	$825,037
Amundi S.A.	3,769	332,054
ASX, Ltd.	12,080	704,174
Bank of New York Mellon Corp. (The)	23,185	1,187,768
BlackRock, Inc.	4,140	3,622,376
Cboe Global Markets, Inc.	3,017	359,174
Charles Schwab Corp. (The)	42,996	3,130,539
CME Group, Inc.	10,285	2,187,414
Credit Suisse Group AG	152,746	1,598,674
Daiwa Securities Group, Inc.	90,139	493,310
Deutsche Bank AG (a)	128,972	1,680,043
Deutsche Boerse AG	11,857	2,069,655
EQT AB	14,867	539,839
Franklin Resources, Inc.	7,841	250,834
Futu Holdings, Ltd. (ADR) (a)	3,124	559,477
Goldman Sachs Group, Inc. (The)	9,950	3,776,323
Hargreaves Lansdown plc	22,199	488,241
Hong Kong Exchanges & Clearing, Ltd.	75,161	4,480,057
Intercontinental Exchange, Inc.	16,080	1,908,696
Invesco, Ltd.	10,820	289,219
Japan Exchange Group, Inc.	31,796	706,736
Julius Baer Group, Ltd.	13,966	910,873
London Stock Exchange Group plc	20,261	2,234,745
Macquarie Group, Ltd.	21,450	2,515,837
Magellan Financial Group, Ltd.	8,601	347,523
MarketAxess Holdings, Inc.	1,154	534,983
Moody’s Corp.	4,625	1,675,961
Morgan Stanley	43,112	3,952,939
MSCI, Inc.	2,390	1,274,061
Nasdaq, Inc. (b)	3,270	574,866
Natixis S.A.	59,082	280,149
Nomura Holdings, Inc.	191,288	971,684
Northern Trust Corp.	5,990	692,564
Partners Group Holding AG	1,417	2,147,416
Raymond James Financial, Inc.	3,449	448,025
S&P Global, Inc. (b)	6,915	2,838,262
SBI Holdings, Inc.	15,192	359,216
Schroders plc	7,757	377,433
Singapore Exchange, Ltd.	50,155	417,523
St. James’s Place plc	33,584	687,287
Standard Life Aberdeen plc	136,183	510,648
State Street Corp.	10,090	830,205
T. Rowe Price Group, Inc.	6,590	1,304,622
UBS Group AG	228,775	3,502,885

		61,566,441

Chemicals—1.4%
Air Liquide S.A.	29,559	5,179,449
Air Products & Chemicals, Inc.	6,345	1,825,330
Akzo Nobel NV	11,893	1,469,685
Albemarle Corp.	3,288	553,896
Arkema S.A.	3,831	480,989
Asahi Kasei Corp.	78,287	857,302
BASF SE	57,315	4,516,534
Celanese Corp.	3,295	499,522
CF Industries Holdings, Inc.	6,100	313,845

Chemicals—(Continued)
Chr Hansen Holding A/S	6,582	594,129
Clariant AG	12,173	242,116
Corteva, Inc.	21,374	947,937
Covestro AG	12,056	778,749
Croda International plc	8,706	888,045
Dow, Inc.	21,374	1,352,547
DuPont de Nemours, Inc.	15,413	1,193,120
Eastman Chemical Co.	3,880	452,990
Ecolab, Inc.	7,145	1,471,656
EMS-Chemie Holding AG	438	430,369
Evonik Industries AG	13,085	438,788
FMC Corp.	3,640	393,848
Givaudan S.A.	577	2,683,653
ICL Group, Ltd.	43,957	298,204
International Flavors & Fragrances, Inc.	7,172	1,071,497
Johnson Matthey plc	12,077	514,130
JSR Corp.	12,699	383,924
Kansai Paint Co., Ltd.	11,058	281,688
Koninklijke DSM NV	10,755	2,007,854
LANXESS AG	5,150	353,157
Linde plc	15,037	4,347,197
LyondellBasell Industries NV - Class A	7,371	758,255
Mitsubishi Chemical Holdings Corp.	79,897	669,700
Mitsubishi Gas Chemical Co., Inc.	9,658	204,702
Mitsui Chemicals, Inc.	11,491	395,619
Mosaic Co. (The)	9,880	315,271
Nippon Paint Holdings Co., Ltd. (b)	44,378	602,015
Nippon Sanso Holdings Corp.	9,264	189,790
Nissan Chemical Corp.	7,691	376,418
Nitto Denko Corp.	9,411	701,892
Novozymes A/S - B Shares	12,987	980,097
Orica, Ltd.	25,393	253,015
PPG Industries, Inc.	6,790	1,152,738
Sherwin-Williams Co. (The)	7,080	1,928,946
Shin-Etsu Chemical Co., Ltd.	22,101	3,694,058
Sika AG	8,848	2,893,152
Solvay S.A.	4,625	588,844
Sumitomo Chemical Co., Ltd.	92,974	491,608
Symrise AG	8,028	1,119,154
Toray Industries, Inc.	86,538	573,798
Tosoh Corp.	16,228	279,738
Umicore S.A.	12,300	751,916
Yara International ASA	10,875	572,811

		56,315,687

Commercial Services & Supplies—0.2%
Brambles, Ltd.	91,544	785,283
Cintas Corp.	2,530	966,460
Copart, Inc. (a)	5,965	786,366
Dai Nippon Printing Co., Ltd.	14,163	299,319
Rentokil Initial plc	115,716	792,736
Republic Services, Inc.	5,985	658,410
Rollins, Inc.	6,368	217,786
Secom Co., Ltd.	13,102	995,574
Securitas AB - B Shares	19,539	308,620
Sohgo Security Services Co., Ltd.	4,365	198,749
TOPPAN, Inc.	16,367	262,902

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Services & Supplies—(Continued)
Waste Management, Inc.	11,135	$1,560,125

		7,832,330

Communications Equipment—0.3%
Arista Networks, Inc. (a)	1,556	563,754
Cisco Systems, Inc.	121,500	6,439,500
F5 Networks, Inc. (a)	1,785	333,188
Juniper Networks, Inc.	9,420	257,637
Motorola Solutions, Inc.	4,900	1,062,565
Nokia Oyj (a)	336,457	1,801,765
Telefonaktiebolaget LM Ericsson - B Shares	182,140	2,290,426

		12,748,835

Construction & Engineering—0.2%
ACS Actividades de Construccion y Servicios S.A.	14,539	389,395
Bouygues S.A.	14,256	527,728
Eiffage S.A.	5,179	527,171
Ferrovial S.A.	30,227	887,328
Kajima Corp.	28,041	355,021
Obayashi Corp.	40,521	321,753
Quanta Services, Inc.	3,885	351,864
Shimizu Corp.	34,444	263,752
Skanska AB - B Shares	21,228	563,435
Taisei Corp.	11,910	389,813
Vinci S.A.	33,221	3,547,336

		8,124,596

Construction Materials—0.2%
CRH plc	48,990	2,485,636
HeidelbergCement AG	9,286	796,714
Holcim, Ltd.	32,670	1,960,086
James Hardie Industries plc	27,717	941,371
Martin Marietta Materials, Inc. (b)	1,812	637,480
Vulcan Materials Co.	3,750	652,762

		7,474,049

Consumer Finance—0.2%
Acom Co., Ltd.	24,391	106,233
American Express Co.	18,780	3,103,019
Capital One Financial Corp.	13,165	2,036,494
Discover Financial Services	8,785	1,039,178
Synchrony Financial	15,587	756,282

		7,041,206

Containers & Packaging—0.1%
AMCOR plc	44,951	515,138
Avery Dennison Corp. (b)	2,400	504,576
Ball Corp.	9,440	764,829
International Paper Co.	11,235	688,818
Packaging Corp. of America	2,699	365,499
Sealed Air Corp.	4,395	260,404
Smurfit Kappa Group plc	15,293	829,686
WestRock Co.	7,495	398,884

		4,327,834

Distributors—0.0%
Genuine Parts Co.	4,115	520,424
LKQ Corp. (a)	8,032	395,335
Pool Corp.	1,128	517,369

		1,433,128

Diversified Financial Services—0.6%
Berkshire Hathaway, Inc. - Class B (a)	54,942	15,269,481
Eurazeo S.E.	2,464	214,602
EXOR NV	6,767	541,619
Groupe Bruxelles Lambert S.A.	7,048	788,313
Industrivarden AB - A Shares	6,558	255,127
Industrivarden AB - C Shares	9,965	364,740
Investor AB - B Shares	113,694	2,619,166
Kinnevik AB - B Shares	15,095	604,373
L E Lundbergforetagen AB - B Shares	4,742	306,009
M&G plc	162,242	514,684
Mitsubishi HC Capital, Inc.	41,192	219,860
ORIX Corp.	76,221	1,282,535
Sofina S.A.	972	419,457
Tokyo Century Corp.	2,303	123,703
Wendel S.E.	1,683	226,140

		23,749,809

Diversified Telecommunication Services—0.8%
AT&T, Inc. (e)	205,241	5,906,836
BT Group plc (a)	556,981	1,495,878
Cellnex Telecom S.A.	31,795	2,025,452
Deutsche Telekom AG	207,990	4,397,100
Elisa Oyj	8,875	529,549
HKT Trust & HKT, Ltd.	236,374	322,094
Iliad S.A.	929	136,169
Infrastrutture Wireless Italiane S.p.A.	20,626	233,203
Koninklijke KPN NV	209,816	655,483
Lumen Technologies, Inc. (b)	28,413	386,133
Nippon Telegraph & Telephone Corp.	80,328	2,092,425
Orange S.A.	124,496	1,419,712
Proximus SADP	9,297	179,636
Singapore Telecommunications, Ltd.	499,028	847,168
Singapore Telecommunications, Ltd.	16,253	27,739
Spark New Zealand, Ltd.	115,562	387,636
Swisscom AG	1,617	923,297
Telecom Italia S.p.A.	621,793	308,966
Telecom Italia S.p.A. - Risparmio Shares	368,425	195,250
Telefonica Deutschland Holding AG	63,632	167,914
Telefonica S.A.	326,219	1,524,285
Telenor ASA	42,216	712,338
Telia Co. AB	165,883	736,372
Telstra Corp., Ltd.	259,762	732,604
United Internet AG	5,965	243,940
Verizon Communications, Inc. (e)	119,120	6,674,294

		33,261,473

Electric Utilities—0.9%
Alliant Energy Corp.	7,144	398,349
American Electric Power Co., Inc.	14,250	1,205,407

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electric Utilities—(Continued)
AusNet Services, Ltd.	118,604	$155,354
Chubu Electric Power Co., Inc.	40,206	490,000
CK Infrastructure Holdings, Ltd.	41,352	246,594
CLP Holdings, Ltd.	102,477	1,012,891
Duke Energy Corp.	22,115	2,183,193
Edison International (b)	10,845	627,058
EDP - Energias de Portugal S.A.	173,229	918,882
Electricite de France S.A.	29,016	396,175
Elia Group S.A.	1,933	203,960
Endesa S.A. (b)	19,820	480,815
Enel S.p.A.	507,545	4,715,747
Entergy Corp.	5,725	570,783
Evergy, Inc.	6,486	391,949
Eversource Energy	9,865	791,568
Exelon Corp.	28,024	1,241,743
FirstEnergy Corp.	15,625	581,406
Fortum Oyj	27,716	764,410
HK Electric Investments & HK Electric Investments, Ltd.	162,023	164,229
Iberdrola S.A.	360,461	4,392,371
Kansai Electric Power Co., Inc. (The)	43,934	417,588
Mercury NZ, Ltd.	41,632	194,050
NextEra Energy, Inc. (b)	56,380	4,131,526
NRG Energy, Inc.	7,005	282,302
Origin Energy, Ltd.	109,904	370,149
Orsted A/S	11,805	1,660,764
Pinnacle West Capital Corp.	3,150	258,206
Power Assets Holdings, Ltd.	86,569	531,285
PPL Corp.	22,115	618,557
Red Electrica Corp. S.A. (b)	27,012	501,330
Southern Co. (The)	30,395	1,839,201
SSE plc	65,034	1,351,054
Terna SPA. (b)	87,800	654,181
Tohoku Electric Power Co., Inc.	26,126	204,568
Tokyo Electric Power Co. Holdings, Inc. (a)	95,268	282,910
Verbund AG	4,236	389,931
Xcel Energy, Inc.	15,410	1,015,211

		36,635,697

Electrical Equipment—0.6%
ABB, Ltd.	108,239	3,674,117
AMETEK, Inc.	6,567	876,694
Eaton Corp. plc	11,438	1,694,883
Emerson Electric Co.	17,195	1,654,847
Fuji Electric Co., Ltd.	7,919	369,771
Generac Holdings, Inc. (a)	1,839	763,461
Legrand S.A.	16,388	1,735,553
Mitsubishi Electric Corp.	113,893	1,650,126
Nidec Corp.	27,907	3,232,197
Prysmian S.p.A.	15,896	570,143
Rockwell Automation, Inc. (b)	3,345	956,737
Schneider Electric SE	33,617	5,291,804
Siemens Energy AG (a)	24,939	751,918
Siemens Gamesa Renewable Energy S.A. (a)	14,876	496,647
Vestas Wind Systems A/S	63,018	2,469,487

		26,188,385

Electronic Equipment, Instruments & Components—0.6%
Amphenol Corp. - Class A	17,240	1,179,389
Azbil Corp. (b)	7,701	319,084
CDW Corp.	4,056	708,380
Corning, Inc.	22,040	901,436
Halma plc	23,691	883,057
Hamamatsu Photonics KK	8,754	527,760
Hexagon AB - B Shares	122,939	1,822,572
Hirose Electric Co., Ltd.	2,029	296,672
Ibiden Co., Ltd.	6,484	349,160
IPG Photonics Corp. (a)	981	206,765
Keyence Corp.	12,142	6,124,956
Keysight Technologies, Inc. (a)	5,330	823,005
Kyocera Corp.	20,029	1,237,703
Murata Manufacturing Co., Ltd.	35,846	2,735,410
Omron Corp.	11,583	918,064
Shimadzu Corp.	14,780	571,156
TDK Corp.	8,087	982,547
TE Connectivity, Ltd.	9,500	1,284,495
Trimble, Inc. (a)	7,217	590,567
Venture Corp., Ltd.	17,262	246,948
Yokogawa Electric Corp.	13,955	206,800
Zebra Technologies Corp. - Class A (a)	1,603	848,773

		23,764,699

Energy Equipment & Services—0.1%
Baker Hughes Co. (b)	20,925	478,555
Halliburton Co.	25,550	590,716
NOV, Inc. (a)	11,105	170,129
Schlumberger NV	40,237	1,287,986
Tenaris S.A.	29,467	322,667

		2,850,053

Entertainment—0.7%
Activision Blizzard, Inc.	22,304	2,128,694
Bollore S.A.	55,155	295,769
Capcom Co., Ltd.	10,987	321,515
Electronic Arts, Inc.	8,280	1,190,912
Embracer Group AB (a)	16,003	433,006
Koei Tecmo Holdings Co., Ltd.	3,610	176,201
Konami Holdings Corp. (b)	5,820	349,237
Live Nation Entertainment, Inc. (a)	4,042	354,039
Netflix, Inc. (a)	12,781	6,751,052
Nexon Co., Ltd. (b)	30,449	678,822
Nintendo Co., Ltd.	6,984	4,063,571
Sea, Ltd. (ADR) (a) (b)	860	236,156
Square Enix Holdings Co., Ltd.	5,352	265,531
Take-Two Interactive Software, Inc. (a)	3,327	588,946
Toho Co., Ltd.	6,982	287,765
UBISOFT Entertainment S.A. (a)	5,779	404,624
Vivendi SE (b)	44,405	1,491,927
Walt Disney Co. (The) (a)	52,271	9,187,674

		29,205,441

Equity Real Estate Investment Trusts—5.1%
Aberdeen Standard European Logistics Income plc	27,200	44,705

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Acadia Realty Trust	9,155	$201,044
Activia Properties, Inc.	75	355,157
Advance Residence Investment Corp.	141	469,530
Aedifica S.A.	3,942	519,530
AEON REIT Investment Corp.	169	250,272
Agree Realty Corp.	7,250	511,052
Alexander’s, Inc.	234	62,700
Alexandria Real Estate Equities, Inc.	19,591	3,564,387
Allied Properties Real Estate Investment Trust (b)	13,720	498,617
Alstria Office REIT-AG	19,350	357,783
American Assets Trust, Inc. (b)	5,350	199,501
American Campus Communities, Inc.	14,877	695,053
American Finance Trust, Inc.	11,800	100,064
American Homes 4 Rent - Class A	30,224	1,174,202
American Tower Corp.	12,745	3,442,934
Americold Realty Trust (b)	27,458	1,039,285
Apartment Income REIT Corp.	16,966	804,697
Apartment Investment & Management Co. - Class A	16,066	107,803
Apple Hospitality REIT, Inc.	22,700	346,402
Armada Hoffler Properties, Inc.	6,450	85,720
Artis Real Estate Investment Trust	11,400	103,093
Ascencio	550	31,402
Ascendas Real Estate Investment Trust	556,724	1,223,460
Ascott Residence Trust	195,500	145,512
Assura plc	286,495	292,673
AvalonBay Communities, Inc.	19,188	4,004,344
Befimmo S.A.	2,300	91,377
Big Yellow Group plc	17,600	318,317
BMO Commercial Property Trust, Ltd.	57,369	71,905
BMO Real Estate Investment, Ltd.	26,142	25,692
Boardwalk Real Estate Investment Trust (b)	4,150	136,860
Boston Properties, Inc.	21,012	2,407,765
Brandywine Realty Trust	18,326	251,249
British Land Co. plc (The)	155,693	1,067,499
Brixmor Property Group, Inc.	32,177	736,532
Broadstone Net Lease, Inc. (b)	15,350	359,343
Brookfield Property REIT, Inc. - Class A	3,474	65,624
BWP Trust	53,018	168,917
Camden Property Trust	10,266	1,361,990
Canadian Apartment Properties (b)	18,650	874,426
Capital & Counties Properties plc (a)	80,103	178,374
CapitaLand Integrated Commercial Trust	758,738	1,179,018
CareTrust REIT, Inc.	10,400	241,592
Carmila S.A.	4,200	57,588
CDL Hospitality Trusts	86,582	79,298
Centerspace (b)	1,441	113,695
Centuria Industrial REIT	49,700	138,176
Champion REIT	216,006	121,529
Charter Hall Long Wale REIT	59,986	212,932
Charter Hall Retail REIT	52,823	150,025
Choice Properties Real Estate Investment Trust	27,818	320,683
Civitas Social Housing plc	67,800	108,264
Cofinimmo S.A.	3,245	494,108
Columbia Property Trust, Inc.	12,350	214,766
Comforia Residential REIT, Inc.	69	217,362
Cominar Real Estate Investment Trust (b)	18,131	159,868
Community Healthcare Trust, Inc.	2,500	118,650

Equity Real Estate Investment Trusts—(Continued)
CoreSite Realty Corp.	4,650	625,890
Corporate Office Properties Trust	12,200	341,478
Cousins Properties, Inc.	16,109	592,489
Covivio	8,664	741,220
Crombie Real Estate Investment Trust	10,050	143,826
Cromwell Property Group	154,507	101,407
Crown Castle International Corp.	12,410	2,421,191
CubeSmart	21,827	1,011,027
Custodian REIT plc	42,213	56,828
CyrusOne, Inc. (b)	13,300	951,216
Daiwa House REIT Investment Corp.	344	1,014,235
Daiwa Office Investment Corp.	30	208,765
Daiwa Securities Living Investments Corp.	212	230,548
Derwent London plc	11,000	503,482
Dexus	185,130	1,475,874
DiamondRock Hospitality Co. (a)	22,600	219,220
Digital Realty Trust, Inc.	38,639	5,813,624
DigitalBridge Group, Inc. (a) (b)	53,600	423,440
Diversified Healthcare Trust	25,650	107,217
Douglas Emmett, Inc. (b)	18,090	608,186
Dream Industrial Real Estate Investment Trust	19,500	240,368
Dream Office Real Estate Investment Trust	4,050	75,015
Duke Realty Corp.	51,426	2,435,021
Easterly Government Properties, Inc.	9,075	191,301
EastGroup Properties, Inc.	4,329	711,904
Empire State Realty Trust, Inc. - Class A	15,429	185,148
Empiric Student Property plc (a)	63,903	76,105
EPR Properties (a)	8,047	423,916
Equinix, Inc.	7,517	6,033,144
Equity Commonwealth	12,650	331,430
Equity LifeStyle Properties, Inc.	18,916	1,405,648
Equity Residential	49,883	3,840,991
Essential Properties Realty Trust, Inc.	12,650	342,056
Essex Property Trust, Inc.	8,999	2,699,790
Eurocommercial Properties NV	5,700	141,851
Extra Space Storage, Inc.	18,044	2,955,968
Federal Realty Investment Trust (b)	10,341	1,211,655
First Capital Real Estate Investment Trust (b)	23,550	334,366
First Industrial Realty Trust, Inc.	14,000	731,220
Fortune Real Estate Investment Trust	147,980	158,571
Four Corners Property Trust, Inc.	8,200	226,402
Franklin Street Properties Corp.	11,150	58,649
Frasers Centrepoint Trust	117,350	212,187
Frasers Logistics & Industrial Trust	287,200	308,136
Frontier Real Estate Investment Corp. (b)	50	233,557
Fukuoka REIT Corp.	78	131,276
Gaming and Leisure Properties, Inc.	23,960	1,110,067
GCP Student Living plc	49,604	110,499
Gecina S.A.	8,492	1,301,456
Getty Realty Corp.	4,265	132,855
Global Net Lease, Inc.	10,350	191,475
Global One Real Estate Investment Corp.	104	117,351
GLP J-REIT	705	1,216,288
Goodman Group	103,756	1,639,350
Goodman Property Trust	119,000	191,721
GPT Group (The)	334,036	1,223,271
Granite Real Estate Investment Trust (b)	6,300	419,187

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Great Portland Estates plc	27,630	$271,392
H&R Real Estate Investment Trust	30,565	394,514
Hamborner REIT AG	7,650	81,451
Hammerson plc	442,175	228,352
Healthcare Realty Trust, Inc.	15,310	462,362
Healthcare Trust of America, Inc. - Class A	23,675	632,122
Healthpeak Properties, Inc.	74,092	2,466,523
Heiwa Real Estate REIT, Inc.	94	148,096
Hibernia REIT plc	72,216	106,198
Highwoods Properties, Inc. (b)	11,150	503,645
Hoshino Resorts REIT, Inc.	24	145,793
Host Hotels & Resorts, Inc. (a) (b)	96,330	1,646,280
Hudson Pacific Properties, Inc.	15,963	444,091
Hulic REIT, Inc.	129	217,239
Icade	3,485	300,054
Ichigo Office REIT Investment Corp.	127	112,924
Immobiliare Grande Distribuzione SIIQ S.p.A.	7,109	34,288
Impact Healthcare Reit plc	28,200	43,369
Independence Realty Trust, Inc.	11,000	200,530
Industrial & Infrastructure Fund Investment Corp.	206	392,977
Industrial Logistics Properties Trust (b)	7,000	182,980
Ingenia Communities Group	32,350	148,406
Inmobiliaria Colonial Socimi S.A.	35,234	355,584
Innovative Industrial Properties, Inc.	2,600	496,652
InterRent Real Estate Investment Trust	14,000	190,416
Intervest Offices & Warehouses NV	2,450	66,375
Invesco Office J-REIT, Inc. (b)	936	190,289
Invincible Investment Corp.	532	204,987
Invitation Homes, Inc.	61,778	2,303,702
Irish Residential Properties REIT plc	48,247	87,088
Iron Mountain, Inc. (b)	8,249	349,098
Japan Excellent, Inc. (b)	135	192,947
Japan Hotel REIT Investment Corp.	487	292,264
Japan Logistics Fund, Inc.	94	282,644
Japan Prime Realty Investment Corp.	96	375,813
Japan Real Estate Investment Corp.	220	1,352,318
Japan Retail Fund Investment Corp.	1,185	1,283,977
JBG SMITH Properties	13,475	424,597
Kenedix Office Investment Corp.	41	288,928
Kenedix Residential Next Investment Corp.	107	231,230
Kenedix Retail REIT Corp.	63	170,394
Keppel DC REIT	132,207	245,057
Keppel REIT	231,682	203,296
Killam Apartment Real Estate Investment Trust (b)	11,100	181,508
Kilroy Realty Corp. (b)	12,613	878,369
Kimco Realty Corp. (b)	57,242	1,193,496
Kite Realty Group Trust	9,012	198,354
Kiwi Property Group, Ltd.	171,120	139,102
Klepierre	33,523	864,194
Land Securities Group plc	121,603	1,137,813
Lar Espana Real Estate Socimi S.A.	6,500	37,798
LaSalle Logiport REIT	194	328,188
Leasinvest Real Estate SCA	276	21,991
Lexington Realty Trust (b)	29,650	354,317
Life Storage, Inc.	8,324	893,581
Link REIT	356,655	3,450,709
LondonMetric Property plc	95,926	307,252

Equity Real Estate Investment Trusts—(Continued)
LTC Properties, Inc. (b)	4,150	159,318
LXI REIT plc	67,702	124,734
Macerich Co. (The) (b)	21,360	389,820
Mack-Cali Realty Corp. (b)	9,457	162,188
Manulife US Real Estate Investment Trust	157,100	124,156
Mapletree Commercial Trust	370,375	595,703
Mapletree Industrial Trust	193,312	407,116
Mapletree Logistics Trust	499,843	763,092
Medical Properties Trust, Inc.	63,016	1,266,622
Mercialys S.A.	6,650	80,547
Merlin Properties Socimi S.A.	36,138	374,309
Mid-America Apartment Communities, Inc.	15,653	2,636,278
Mirvac Group	674,788	1,470,919
Mitsubishi Estate Logistics REIT Investment Corp.	41	181,607
Mitsui Fudosan Logistics Park, Inc.	55	293,116
Monmouth Real Estate Investment Corp. (b)	10,250	191,880
Montea NV	1,350	158,787
Mori Hills REIT Investment Corp.	171	256,418
Mori Trust Sogo REIT, Inc.	107	151,465
National Health Investors, Inc.	4,700	315,135
National Retail Properties, Inc.	18,966	889,126
National Storage Affiliates Trust	7,550	381,728
National Storage REIT	127,544	189,447
NewRiver REIT plc (a)	32,911	39,310
NexPoint Residential Trust, Inc. (b)	2,400	131,952
Nippon Accommodations Fund, Inc.	51	294,302
Nippon Building Fund, Inc. (b)	255	1,590,440
Nippon Prologis REIT, Inc.	371	1,180,614
NIPPON REIT Investment Corp. (b)	47	193,102
Nomura Real Estate Master Fund, Inc.	755	1,210,199
NorthWest Healthcare Properties Real Estate Investment Trust (b)	18,100	185,877
NSI NV	2,021	78,009
NTT UD REIT Investment Corp.	137	202,404
Office Properties Income Trust (b)	5,131	150,390
Omega Healthcare Investors, Inc.	25,570	927,935
Orix JREIT, Inc.	450	865,835
Paramount Group, Inc.	20,174	203,152
Park Hotels & Resorts, Inc. (a)	25,496	525,473
Parkway Life Real Estate Investment Trust	42,150	143,907
Pebblebrook Hotel Trust (b)	14,011	329,959
Physicians Realty Trust (b)	23,269	429,778
Picton Property Income, Ltd. (The)	59,606	71,724
Piedmont Office Realty Trust, Inc. - Class A	13,400	247,498
Precinct Properties New Zealand, Ltd.	115,100	128,700
Primary Health Properties plc	142,963	304,450
ProLogis, Inc.	101,537	12,136,718
PRS REIT plc (The)	50,700	71,552
PS Business Parks, Inc.	2,200	325,776
Public Storage	20,797	6,253,450
QTS Realty Trust, Inc. - Class A	7,450	575,885
Realty Income Corp. (b)	51,336	3,426,165
Regency Centers Corp.	22,891	1,466,626
Regional REIT, Ltd.	40,088	47,595
Retail Estates NV	1,077	87,488
Retail Opportunity Investments Corp.	12,535	221,368
Retail Properties of America, Inc. - Class A	23,150	265,067
Rexford Industrial Realty, Inc. (b)	14,600	831,470

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
RioCan Real Estate Investment Trust (b)	34,464	$613,880
RLJ Lodging Trust (b)	17,695	269,495
RPT Realty	8,678	112,640
Ryman Hospitality Properties, Inc. (a)	5,836	460,811
Sabra Health Care REIT, Inc.	23,305	424,151
Safehold, Inc. (b)	1,950	153,075
Safestore Holdings plc	22,340	292,782
SBA Communications Corp.	3,172	1,010,916
Scentre Group	889,545	1,819,306
Schroder Real Estate Investment Trust, Ltd.	53,499	36,076
Segro plc	204,859	3,103,706
Sekisui House REIT, Inc.	437	361,829
Service Properties Trust	17,700	223,020
Shaftesbury plc	30,323	238,992
Shopping Centres Australasia Property Group	117,637	221,557
Simon Property Group, Inc.	44,927	5,862,075
SITE Centers Corp.	18,725	281,998
SL Green Realty Corp. (b)	7,638	611,040
SmartCentres Real Estate Investment Trust (b)	14,100	334,073
Spirit Realty Capital, Inc.	12,461	596,134
STAG Industrial, Inc. (b)	17,385	650,721
Standard Life Investment Property Income Trust, Ltd.	43,224	41,819
Stockland	409,129	1,437,357
STORE Capital Corp.	26,562	916,655
Summit Hotel Properties, Inc. (a) (b)	11,200	104,496
Summit Industrial Income REIT (b)	16,900	242,266
Sun Communities, Inc.	12,021	2,060,399
Sunstone Hotel Investors, Inc. (a)	23,206	288,219
Suntec Real Estate Investment Trust	226,728	246,643
Tanger Factory Outlet Centers, Inc. (b)	10,700	201,695
Target Healthcare REIT plc	55,711	88,949
Terreno Realty Corp.	7,400	477,448
Tokyu REIT, Inc.	96	177,282
Triple Point Social Housing REIT plc	39,753	57,418
Tritax Big Box REIT plc	187,385	509,173
Tritax EuroBox plc	67,050	99,964
UDR, Inc.	40,684	1,992,702
UK Commercial Property Trust, Ltd.	80,172	84,595
Unibail-Rodamco-Westfield (a)	22,470	1,946,221
UNITE Group plc (The)	34,700	515,071
United Urban Investment Corp.	505	730,352
Universal Health Realty Income Trust (b)	1,376	84,693
Urban Edge Properties	12,500	238,750
Vastned Retail NV	1,857	54,399
Ventas, Inc.	51,472	2,939,051
VEREIT, Inc.	24,893	1,143,335
VICI Properties, Inc. (b)	58,412	1,811,940
Vicinity Centres	652,358	752,765
Vornado Realty Trust (b)	23,545	1,098,845
Warehouses De Pauw CVA	15,169	579,148
Washington Real Estate Investment Trust	9,144	210,312
Waypoint REIT	85,600	167,562
Weingarten Realty Investors	12,958	415,563
Welltower, Inc. (b)	57,496	4,777,918
Wereldhave NV	4,350	74,150
Weyerhaeuser Co.	21,492	739,755
Workspace Group plc	14,550	167,930

Equity Real Estate Investment Trusts—(Continued)
WP Carey, Inc.	19,201	1,432,779
WPT Industrial Real Estate Investment Trust	5,993	108,653
Xenia Hotels & Resorts, Inc. (a) (b)	12,300	230,379
Xior Student Housing NV	2,189	131,859

		206,117,086

Food & Staples Retailing—0.7%
Aeon Co., Ltd.	40,808	1,096,056
Carrefour S.A.	38,266	752,707
Coles Group, Ltd.	83,241	1,067,130
Cosmos Pharmaceutical Corp.	1,252	183,723
Costco Wholesale Corp.	12,795	5,062,598
Endeavour Group, Ltd. (a)	78,962	372,478
Etablissements Franz Colruyt NV	3,384	189,252
ICA Gruppen AB	6,276	292,103
J Sainsbury plc	104,110	391,681
Jeronimo Martins SGPS S.A.	15,707	286,502
Kesko Oyj - B Shares	17,044	629,600
Kobe Bussan Co., Ltd.	8,536	268,845
Koninklijke Ahold Delhaize NV	65,254	1,940,139
Kroger Co. (The) (b)	21,860	837,457
Lawson, Inc.	3,065	141,777
Seven & i Holdings Co., Ltd.	47,019	2,241,348
Sysco Corp.	14,645	1,138,649
Tesco plc	482,482	1,489,401
Tsuruha Holdings, Inc.	2,467	285,563
Walgreens Boots Alliance, Inc.	20,595	1,083,503
Walmart, Inc. (e)	39,874	5,623,031
Welcia Holdings Co., Ltd.	5,765	188,331
WM Morrison Supermarkets plc	150,373	513,212
Woolworths Group, Ltd.	78,962	2,255,254

		28,330,340

Food Products—1.1%
a2 Milk Co., Ltd. (a)	45,219	203,524
Ajinomoto Co., Inc.	29,129	756,039
Archer-Daniels-Midland Co.	16,055	972,933
Associated British Foods plc	22,231	682,507
Barry Callebaut AG	223	518,149
Campbell Soup Co. (b)	5,790	263,966
Chocoladefabriken Lindt & Spruengli AG	7	733,093
Chocoladefabriken Lindt & Spruengli AG (Participation Certificate)	65	646,425
Conagra Brands, Inc. (b)	14,040	510,775
Danone S.A.	40,705	2,866,768
General Mills, Inc.	17,560	1,069,931
Hershey Co. (The)	4,165	725,460
Hormel Foods Corp. (b)	8,010	382,477
J.M. Smucker Co. (The) (b)	3,085	399,723
JDE Peet’s NV (a)	4,601	166,955
Kellogg Co. (b)	7,255	466,714
Kerry Group plc - Class A	9,924	1,386,140
Kikkoman Corp.	9,074	598,416
Kraft Heinz Co. (The)	18,623	759,446
Lamb Weston Holdings, Inc. (b)	4,148	334,578
McCormick & Co., Inc.	7,140	630,605
MEIJI Holdings Co., Ltd.	7,622	456,178

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Food Products—(Continued)
Mondelez International, Inc. - Class A	40,560	$2,532,566
Mowi ASA	27,428	697,722
Nestle S.A.	179,783	22,389,340
NH Foods, Ltd.	5,034	195,693
Nisshin Seifun Group, Inc.	12,091	176,818
Nissin Foods Holdings Co., Ltd.	3,936	283,412
Orkla ASA	46,869	477,443
Toyo Suisan Kaisha, Ltd.	5,421	208,585
Tyson Foods, Inc. - Class A	8,450	623,272
WH Group, Ltd.	598,095	537,692
Wilmar International, Ltd.	119,877	401,769
Yakult Honsha Co., Ltd.	7,943	449,615

		44,504,729

Gas Utilities—0.1%
APA Group	73,628	490,558
Atmos Energy Corp.	3,665	352,243
Enagas S.A.	15,531	358,813
Hong Kong & China Gas Co., Ltd.	698,659	1,085,201
Naturgy Energy Group S.A.	18,045	463,994
Osaka Gas Co., Ltd.	23,401	433,586
Snam S.p.A.	123,603	715,318
Toho Gas Co., Ltd.	4,593	224,862
Tokyo Gas Co., Ltd.	23,467	441,061

		4,565,636

Health Care Equipment & Supplies—1.5%
Abbott Laboratories	50,970	5,908,952
ABIOMED, Inc. (a)	1,272	397,004
Alcon, Inc.	31,182	2,184,200
Align Technology, Inc. (a)	2,099	1,282,489
Ambu A/S - Class B	10,451	401,667
Asahi Intecc Co., Ltd.	13,015	311,045
Baxter International, Inc.	14,500	1,167,250
Becton Dickinson & Co.	8,357	2,032,339
BioMerieux	2,568	298,473
Boston Scientific Corp. (a)	40,780	1,743,753
Carl Zeiss Meditec AG	2,498	482,709
Cochlear, Ltd.	4,103	774,673
Coloplast A/S - Class B	7,413	1,216,978
Cooper Cos., Inc. (The)	1,476	584,894
Danaher Corp.	18,260	4,900,254
Demant A/S (a)	6,758	381,491
Dentsply Sirona, Inc.	6,207	392,655
DexCom, Inc. (a)	2,798	1,194,746
DiaSorin S.p.A.	1,563	295,679
Edwards Lifesciences Corp. (a)	17,880	1,851,832
Fisher & Paykel Healthcare Corp., Ltd.	35,966	782,313
GN Store Nord AS	7,990	699,666
Hologic, Inc. (a)	7,363	491,259
Hoya Corp.	23,266	3,083,649
IDEXX Laboratories, Inc. (a)	2,491	1,573,191
Intuitive Surgical, Inc. (a)	3,460	3,181,954
Koninklijke Philips NV	56,852	2,818,398
Medtronic plc	38,779	4,813,637
Olympus Corp.	72,716	1,444,684

Health Care Equipment & Supplies—(Continued)
ResMed, Inc.	4,183	1,031,193
Siemens Healthineers AG	16,770	1,028,368
Smith & Nephew plc	54,735	1,186,155
Sonova Holding AG	3,439	1,294,101
STERIS plc	2,436	502,547
Straumann Holding AG	646	1,030,102
Stryker Corp.	9,470	2,459,643
Sysmex Corp.	10,454	1,234,738
Teleflex, Inc.	1,345	540,408
Terumo Corp.	40,286	1,631,884
West Pharmaceutical Services, Inc.	2,136	767,038
Zimmer Biomet Holdings, Inc.	5,935	954,467

		60,352,478

Health Care Providers & Services—0.8%
AmerisourceBergen Corp.	4,185	479,141
Amplifon S.p.A.	7,770	384,596
Anthem, Inc.	7,080	2,703,144
Cardinal Health, Inc.	8,430	481,269
Centene Corp. (a)	16,677	1,216,254
Chartwell Retirement Residences (b)	23,400	250,121
Cigna Corp.	10,146	2,405,312
CVS Health Corp.	37,699	3,145,604
DaVita, Inc. (a)	2,030	244,473
Fresenius Medical Care AG & Co. KGaA	12,793	1,062,698
Fresenius SE & Co. KGaA	26,094	1,361,597
HCA Healthcare, Inc.	7,669	1,585,489
Henry Schein, Inc. (a)	4,006	297,205
Humana, Inc.	3,700	1,638,064
Laboratory Corp. of America Holdings (a)	2,825	779,276
McKesson Corp.	4,555	871,098
Medipal Holdings Corp.	11,209	214,045
NMC Health plc (a) (c) (d)	8,180	0
Onxeo S.A. (a)	3,239	412,056
Quest Diagnostics, Inc. (b)	3,805	502,146
Ramsay Health Care, Ltd.	11,426	538,573
Ryman Healthcare, Ltd.	26,521	243,326
Sonic Healthcare, Ltd.	28,327	815,579
UnitedHealth Group, Inc.	27,200	10,891,968
Universal Health Services, Inc. - Class B	2,200	322,146

		32,845,180

Health Care Technology—0.1%
Cerner Corp.	8,760	684,682
M3, Inc.	27,532	2,011,894

		2,696,576

Hotels, Restaurants & Leisure—0.9%
Accor S.A. (a)	10,602	396,154
Aristocrat Leisure, Ltd.	35,731	1,154,420
Caesars Entertainment, Inc. (a)	5,955	617,831
Carnival Corp. (a)	22,920	604,171
Chipotle Mexican Grill, Inc. (a)	815	1,263,527
Compass Group plc (a)	111,319	2,347,837
Crown Resorts, Ltd. (a)	22,763	203,613

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
Darden Restaurants, Inc.	3,675	$536,513
Domino’s Pizza Enterprises, Ltd.	3,779	341,638
Domino’s Pizza, Inc. (b)	1,183	551,858
Entain plc (a)	36,520	882,504
Evolution AB	10,600	1,675,756
Expedia Group, Inc. (a)	3,935	644,199
Flutter Entertainment plc (a)	10,386	1,882,590
Galaxy Entertainment Group, Ltd. (a) (b)	135,555	1,085,107
Genting Singapore, Ltd.	369,600	229,454
Hilton Worldwide Holdings, Inc. (a)	7,908	953,863
InterContinental Hotels Group plc (a)	11,398	759,731
La Francaise des Jeux SAEM	5,959	350,429
Las Vegas Sands Corp. (a)	9,442	497,499
Marriott International, Inc. - Class A (a)	7,607	1,038,508
McDonald’s Corp.	21,440	4,952,426
McDonald’s Holdings Co. Japan, Ltd. (b)	4,978	219,586
Melco Resorts & Entertainment, Ltd. (ADR) (a)	13,114	217,299
MGM Resorts International	11,804	503,441
Norwegian Cruise Line Holdings, Ltd. (a) (b)	10,427	306,658
Oriental Land Co., Ltd.	12,482	1,778,037
Pandox AB (a)	9,586	159,571
Penn National Gaming, Inc. (a) (b)	4,222	322,941
Royal Caribbean Cruises, Ltd. (a)	6,214	529,930
Sands China, Ltd. (a)	151,454	637,886
SJM Holdings, Ltd. (a)	121,238	132,267
Sodexo S.A. (a)	5,521	515,533
Starbucks Corp.	33,886	3,788,794
Tabcorp Holdings, Ltd.	138,356	536,037
Whitbread plc (a)	12,595	545,071
Wynn Macau, Ltd. (a)	95,297	149,973
Wynn Resorts, Ltd. (a) (b)	2,950	360,785
Yum! Brands, Inc. (b)	8,540	982,356

		34,655,793

Household Durables—0.5%
Barratt Developments plc	63,546	612,182
Berkeley Group Holdings plc	7,661	487,660
Casio Computer Co., Ltd.	11,873	198,401
DR Horton, Inc.	9,450	853,997
Electrolux AB - Series B	14,074	390,420
Garmin, Ltd.	4,270	617,613
Husqvarna AB - B Shares	26,096	346,911
Iida Group Holdings Co., Ltd.	9,186	236,379
Leggett & Platt, Inc. (b)	3,780	195,842
Lennar Corp. - Class A	7,895	784,368
Mohawk Industries, Inc. (a)	1,660	319,035
Newell Brands, Inc.	10,795	296,539
NVR, Inc. (a)	170	845,461
Panasonic Corp.	137,798	1,593,764
Persimmon plc	19,911	816,201
PulteGroup, Inc.	7,580	413,641
Rinnai Corp.	2,251	214,104
SEB S.A.	1,727	312,205
Sekisui Chemical Co., Ltd.	23,788	406,446
Sekisui House, Ltd.	38,453	788,378
Sharp Corp.	13,365	220,405

Household Durables—(Continued)
Sony Group Corp.	78,694	7,637,495
Taylor Wimpey plc	227,495	501,273
Whirlpool Corp. (b)	1,830	398,977

		19,487,697

Household Products—0.5%
Church & Dwight Co., Inc.	7,002	596,710
Clorox Co. (The) (b)	3,615	650,375
Colgate-Palmolive Co.	24,350	1,980,873
Essity AB - Class B	37,977	1,259,246
Henkel AG & Co. KGaA	6,484	596,998
Kimberly-Clark Corp.	9,735	1,302,348
Lion Corp. (b)	13,999	237,176
Pigeon Corp. (b)	7,063	198,283
Procter & Gamble Co. (The) (e)	70,806	9,553,854
Reckitt Benckiser Group plc	44,479	3,936,445
Unicharm Corp.	25,182	1,012,960

		21,325,268

Independent Power and Renewable Electricity Producers—0.0%
AES Corp. (The)	19,185	500,153
Meridian Energy, Ltd.	79,956	297,473
Uniper SE	5,709	210,480

		1,008,106

Industrial Conglomerates—0.7%
3M Co.	16,645	3,306,196
CK Hutchison Holdings, Ltd.	168,448	1,312,559
DCC plc	6,150	503,779
General Electric Co.	252,372	3,396,927
Hitachi, Ltd.	60,398	3,456,629
Honeywell International, Inc.	20,060	4,400,161
Investment AB Latour - B Shares	9,238	303,243
Jardine Matheson Holdings, Ltd.	13,462	861,159
Keppel Corp., Ltd.	90,886	370,268
Melrose Industries plc	303,170	652,329
Roper Technologies, Inc.	3,090	1,452,918
Siemens AG	47,738	7,564,082
Smiths Group plc	24,734	544,963
Toshiba Corp. (b)	25,569	1,106,341

		29,231,554

Insurance—1.7%
Admiral Group plc	12,034	523,709
Aegon NV	111,661	462,789
Aflac, Inc.	18,370	985,734
Ageas SA	10,926	605,955
AIA Group, Ltd.	754,761	9,380,683
Allianz SE	25,729	6,415,168
Allstate Corp. (The)	8,665	1,130,263
American International Group, Inc.	24,871	1,183,860
Aon plc - Class A (b)	6,480	1,547,165
Arthur J. Gallagher & Co.	5,542	776,323
Assicurazioni Generali S.p.A.	68,845	1,379,049
Assurant, Inc.	1,605	250,669

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
Aviva plc	245,161	$1,378,605
AXA S.A.	120,731	3,058,592
Baloise Holding AG	2,893	450,944
Chubb, Ltd.	12,967	2,060,975
Cincinnati Financial Corp. (b)	4,310	502,632
CNP Assurances	10,491	178,333
Dai-ichi Life Holdings, Inc.	63,585	1,163,718
Direct Line Insurance Group plc	85,152	335,541
Everest Re Group, Ltd.	1,128	284,267
Gjensidige Forsikring ASA	12,480	275,147
Globe Life, Inc.	2,655	252,889
Hannover Rueck SE	3,763	629,586
Hartford Financial Services Group, Inc. (The)	10,240	634,573
Insurance Australia Group, Ltd.	153,829	593,442
Japan Post Holdings Co., Ltd.	98,284	808,491
Japan Post Insurance Co., Ltd.	14,043	258,650
Legal & General Group plc	372,381	1,325,409
Lincoln National Corp.	5,140	322,998
Loews Corp.	6,440	351,946
Marsh & McLennan Cos., Inc.	14,550	2,046,894
Medibank Private, Ltd.	171,858	407,025
MetLife, Inc. (f)	21,575	1,291,264
MS&AD Insurance Group Holdings, Inc.	27,775	801,800
Muenchener Rueckversicherungs-Gesellschaft AG	8,743	2,395,114
NN Group NV	17,518	825,671
Phoenix Group Holdings plc	37,413	350,599
Poste Italiane S.p.A.	32,602	431,172
Principal Financial Group, Inc.	7,275	459,707
Progressive Corp. (The)	16,805	1,650,419
Prudential Financial, Inc.	11,330	1,160,985
Prudential plc	162,841	3,089,719
QBE Insurance Group, Ltd.	92,054	742,342
Sampo Oyj - A Shares	31,122	1,431,211
SCOR SE (a)	9,894	314,728
Sompo Holdings, Inc.	19,802	729,560
Suncorp Group, Ltd.	79,913	663,932
Swiss Life Holding AG	1,998	971,066
Swiss Re AG	18,822	1,696,372
T&D Holdings, Inc.	33,575	436,252
Tokio Marine Holdings, Inc.	39,426	1,806,751
Travelers Cos., Inc. (The)	7,280	1,089,889
Tryg A/S	22,468	551,409
Unum Group	5,795	164,578
W.R. Berkley Corp.	3,968	295,338
Willis Towers Watson plc	3,667	843,483
Zurich Insurance Group AG	9,389	3,764,495

		69,919,880

Interactive Media & Services—1.8%
Adevinta ASA (a)	17,097	327,748
Alphabet, Inc. - Class A (a) (e)	8,690	21,219,155
Alphabet, Inc. - Class C (a) (e)	8,316	20,842,557
Auto Trader Group plc (a)	60,291	528,739
Facebook, Inc. - Class A (a)	69,296	24,094,912
Kakaku.com, Inc.	8,212	248,103
REA Group, Ltd.	3,309	419,624

Interactive Media & Services—(Continued)
Scout24 AG	6,644	560,814
Seek, Ltd.	20,928	520,287
Twitter, Inc. (a)	22,976	1,580,978
Z Holdings Corp.	165,564	830,175

		71,173,092

Internet & Direct Marketing Retail—1.4%
Amazon.com, Inc. (a)	12,371	42,558,219
Booking Holdings, Inc. (a)	1,195	2,614,768
Delivery Hero SE (a)	9,799	1,294,688
eBay, Inc.	18,575	1,304,151
Etsy, Inc. (a)	3,652	751,728
HelloFresh SE (a)	10,307	1,002,097
Just Eat Takeaway.com NV (a)	11,226	1,036,850
Mercari, Inc. (a)	6,377	338,882
Ocado Group plc (a)	30,372	841,567
Prosus NV	30,415	2,975,975
Rakuten Group, Inc.	54,033	609,603
Zalando SE (a) (b)	10,354	1,251,660
Zalando SE (a) (b) (c)	2,915	352,327
ZOZO, Inc.	7,779	264,443

		57,196,958

IT Services—1.8%
Accenture plc - Class A	18,295	5,393,183
Adyen NV (a)	1,231	3,008,468
Afterpay, Ltd. (a)	13,541	1,198,326
Akamai Technologies, Inc. (a)	4,660	543,356
Amadeus IT Group S.A. (a)	28,112	1,977,013
Atos SE	6,177	375,913
Automatic Data Processing, Inc.	12,295	2,442,033
Bechtle AG	1,704	316,913
Broadridge Financial Solutions, Inc.	3,258	526,265
Capgemini SE (b)	10,006	1,924,063
Cognizant Technology Solutions Corp. - Class A	15,250	1,056,215
Computershare, Ltd.	33,829	430,258
DXC Technology Co. (a)	7,328	285,352
Edenred	15,387	877,003
Fidelity National Information Services, Inc.	17,817	2,524,134
Fiserv, Inc. (a)	16,542	1,768,174
FleetCor Technologies, Inc. (a)	2,423	620,433
Fujitsu, Ltd.	12,272	2,298,596
Gartner, Inc. (a)	2,509	607,680
Global Payments, Inc.	8,513	1,596,528
GMO Payment Gateway, Inc.	2,576	334,875
International Business Machines Corp.	25,694	3,766,484
Itochu Techno-Solutions Corp.	5,867	181,739
Jack Henry & Associates, Inc.	2,136	349,257
MasterCard, Inc. - Class A	25,300	9,236,777
NEC Corp.	15,323	788,569
Nexi S.p.A. (a)	27,422	602,263
Nomura Research Institute, Ltd.	21,992	727,775
NTT Data Corp.	39,384	614,148
Obic Co., Ltd.	4,351	810,331
Otsuka Corp.	7,114	373,170
Paychex, Inc.	9,165	983,405

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
PayPal Holdings, Inc. (a)	33,675	$9,815,589
SCSK Corp.	3,183	189,612
TIS, Inc.	13,969	356,825
VeriSign, Inc. (a)	2,885	656,886
Visa, Inc. - A Shares (b)	48,810	11,412,754
Western Union Co. (The)	11,820	271,505
Wix.com, Ltd. (a)	3,472	1,007,852
Worldline S.A. (a)	14,826	1,389,089

		73,638,811

Leisure Products—0.1%
Bandai Namco Holdings, Inc.	12,468	865,364
Hasbro, Inc.	3,645	344,526
Shimano, Inc.	4,629	1,097,644
Yamaha Corp.	8,285	449,493

		2,757,027

Life Sciences Tools & Services—0.5%
Agilent Technologies, Inc.	8,735	1,291,121
Bio-Rad Laboratories, Inc. - Class A (a)	625	402,681
Charles River Laboratories International, Inc. (a)	1,439	532,315
Eurofins Scientific SE (a)	8,332	952,797
Illumina, Inc. (a)	4,219	1,996,473
IQVIA Holdings, Inc. (a)	5,521	1,337,849
Lonza Group AG	4,647	3,294,224
Mettler-Toledo International, Inc. (a)	689	954,499
PerkinElmer, Inc. (b)	3,190	492,568
QIAGEN NV (a)	14,404	696,222
Sartorius Stedim Biotech	1,726	816,511
Thermo Fisher Scientific, Inc.	11,330	5,715,645
Waters Corp. (a)	1,790	618,642

		19,101,547

Machinery—1.3%
Alfa Laval AB	19,631	693,715
Alstom S.A. (a)	17,373	877,866
Atlas Copco AB - A Shares	41,904	2,567,127
Atlas Copco AB - B Shares	24,350	1,281,226
Caterpillar, Inc. (b)	15,685	3,413,527
CNH Industrial NV	63,857	1,055,092
Cummins, Inc.	4,295	1,047,164
Daifuku Co., Ltd.	6,320	573,723
Deere & Co.	9,015	3,179,681
Dover Corp.	4,100	617,460
Epiroc AB - B Shares	24,335	477,738
Epiroc AB - class A	41,124	937,171
FANUC Corp.	11,971	2,885,613
Fortive Corp.	9,730	678,570
GEA Group AG	9,573	387,750
Harmonic Drive Systems, Inc.	2,704	149,010
Hino Motors, Ltd.	17,559	154,544
Hitachi Construction Machinery Co., Ltd.	6,574	200,798
Hoshizaki Corp.	3,389	287,886
IDEX Corp.	2,221	488,731
Illinois Tool Works, Inc.	8,300	1,855,548

Machinery—(Continued)
Ingersoll Rand, Inc. (a)	10,651	519,875
KION Group AG	4,503	479,933
Knorr-Bremse AG	4,527	520,984
Komatsu, Ltd.	54,640	1,357,575
Kone Oyj - Class B	21,210	1,730,473
Kubota Corp. (b)	64,106	1,296,082
Kurita Water Industries, Ltd.	6,163	295,600
Makita Corp.	13,979	657,889
MINEBEA MITSUMI, Inc.	22,653	598,930
MISUMI Group, Inc.	17,729	599,746
Mitsubishi Heavy Industries, Ltd.	19,999	588,127
Miura Co., Ltd.	5,472	237,069
Nabtesco Corp. (b)	7,027	265,702
NGK Insulators, Ltd.	16,085	269,759
NSK, Ltd.	24,080	203,423
Otis Worldwide Corp.	11,676	954,746
PACCAR, Inc.	9,895	883,129
Parker-Hannifin Corp.	3,735	1,147,056
Pentair plc (b)	4,773	322,130
Rational AG	321	291,374
Sandvik AB	70,449	1,799,842
Schindler Holding AG	1,266	370,040
Schindler Holding AG (Participation Certificate)	2,541	777,429
SKF AB - B Shares	23,814	606,670
SMC Corp.	3,574	2,111,020
Snap-on, Inc.	1,510	337,379
Spirax-Sarco Engineering plc	4,601	867,406
Stanley Black & Decker, Inc.	4,640	951,154
Techtronic Industries Co., Ltd.	85,780	1,501,254
THK Co., Ltd.	7,363	219,547
Volvo AB - A Shares	12,495	309,972
Volvo AB - B Shares (b)	89,212	2,147,369
Wartsila Oyj Abp	29,540	438,820
Westinghouse Air Brake Technologies Corp.	5,077	417,837
Xylem, Inc. (b)	5,140	616,594
Yaskawa Electric Corp.	14,978	731,616

		51,233,491

Marine—0.1%
AP Moller - Maersk A/S - Class A	199	553,000
AP Moller - Maersk A/S - Class B	383	1,101,431
Kuehne & Nagel International AG	3,370	1,153,492
Nippon Yusen KK	10,081	510,548

		3,318,471

Media—0.5%
Charter Communications, Inc. - Class A (a) (b)	4,057	2,926,923
Comcast Corp. - Class A	131,604	7,504,060
CyberAgent, Inc.	25,036	537,829
Dentsu Group, Inc. (b)	13,498	482,715
Discovery, Inc. - Class A (a) (b)	4,650	142,662
Discovery, Inc. - Class C (a)	8,265	239,520
DISH Network Corp. - Class A (a)	7,089	296,320
Fox Corp. - Class A	9,619	357,153
Fox Corp. - Class B	4,341	152,803
Hakuhodo DY Holdings, Inc.	14,579	226,130

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Media—(Continued)
Informa plc (a)	93,738	$651,593
Interpublic Group of Cos., Inc. (The)	11,225	364,700
News Corp. - Class A	11,221	289,165
News Corp. - Class B	3,456	84,154
Omnicom Group, Inc.	6,185	494,738
Pearson plc	47,032	541,608
Publicis Groupe S.A. (b)	13,914	890,398
Schibsted ASA - B Shares	5,990	249,560
Schibsted ASA - Class A	4,534	218,918
ViacomCBS, Inc. - Class B	16,268	735,313
WPP plc	76,464	1,035,163

		18,421,425

Metals & Mining—1.0%
Anglo American plc	80,809	3,220,149
Antofagasta plc	24,608	488,826
ArcelorMittal S.A.	44,732	1,373,185
BHP Group plc	131,799	3,884,859
BHP Group, Ltd.	183,830	6,668,059
BlueScope Steel, Ltd.	31,437	516,696
Boliden AB	17,067	656,433
Evolution Mining, Ltd.	106,626	361,007
Evraz plc	31,819	261,114
Fortescue Metals Group, Ltd.	105,675	1,849,470
Freeport-McMoRan, Inc.	41,900	1,554,909
Glencore plc	623,608	2,670,524
Hitachi Metals, Ltd. (a)	13,382	255,890
JFE Holdings, Inc.	30,674	359,306
Newcrest Mining, Ltd.	50,955	968,950
Newmont Corp.	22,991	1,457,170
Nippon Steel Corp.	53,372	898,935
Norsk Hydro ASA	83,922	536,093
Northern Star Resources, Ltd.	68,972	507,499
Nucor Corp.	8,540	819,242
Rio Tinto plc	70,034	5,765,677
Rio Tinto, Ltd.	23,165	2,200,283
South32, Ltd.	296,209	650,841
Sumitomo Metal Mining Co., Ltd.	15,425	600,437
voestalpine AG	7,242	294,906

		38,820,460

Multi-Utilities—0.4%
AGL Energy, Ltd.	38,879	238,442
Ameren Corp. (b)	7,260	581,090
CenterPoint Energy, Inc. (b)	15,800	387,416
CMS Energy Corp.	8,255	487,705
Consolidated Edison, Inc.	9,845	706,083
Dominion Energy, Inc.	23,101	1,699,541
DTE Energy Co.	5,530	716,688
E.ON SE	140,102	1,620,245
Engie S.A.	113,976	1,562,523
National Grid plc	221,479	2,819,947
NiSource, Inc.	11,250	275,625
Public Service Enterprise Group, Inc.	14,470	864,438
RWE AG	40,088	1,452,756
Sempra Energy	8,620	1,141,978

Multi-Utilities—(Continued)
Suez S.A.	21,566	512,745
Veolia Environnement S.A.	33,629	1,016,054
WEC Energy Group, Inc.	9,029	803,129

		16,886,405

Multiline Retail—0.3%
Dollar General Corp.	7,030	1,521,222
Dollar Tree, Inc. (a)	6,713	667,943
Next plc (a)	8,296	902,873
Pan Pacific International Holdings Corp.	25,720	533,998
Ryohin Keikaku Co., Ltd.	15,769	329,313
Target Corp.	14,390	3,478,639
Wesfarmers, Ltd.	70,755	3,134,602

		10,568,590

Oil, Gas & Consumable Fuels—1.5%
Ampol, Ltd.	14,870	314,686
APA Corp.	10,795	233,496
BP plc	1,269,728	5,549,348
Cabot Oil & Gas Corp. (b)	11,490	200,615
Chevron Corp. (e)	55,425	5,805,183
ConocoPhillips	38,925	2,370,532
Devon Energy Corp.	17,020	496,814
Diamondback Energy, Inc.	5,150	483,533
ENEOS Holdings, Inc.	191,500	801,639
Eni S.p.A.	157,500	1,921,533
EOG Resources, Inc.	16,790	1,400,958
Equinor ASA	60,986	1,290,834
Exxon Mobil Corp. (e)	121,848	7,686,172
Galp Energia SGPS S.A.	31,280	340,349
Hess Corp.	7,770	678,476
Idemitsu Kosan Co., Ltd.	13,011	314,042
Inpex Corp. (b)	63,877	478,730
Kinder Morgan, Inc.	56,030	1,021,427
Koninklijke Vopak NV	4,297	195,281
Lundin Energy AB	12,489	443,124
Marathon Oil Corp.	22,680	308,902
Marathon Petroleum Corp.	18,677	1,128,464
Neste Oyj	26,400	1,617,513
Occidental Petroleum Corp.	24,055	752,200
Oil Search, Ltd.	123,180	352,106
OMV AG	9,190	524,275
ONEOK, Inc. (b)	12,767	710,356
Phillips 66	12,540	1,076,183
Pioneer Natural Resources Co. (b)	5,865	953,180
Repsol S.A. (b)	92,935	1,165,717
Royal Dutch Shell plc - A Shares	255,929	5,143,016
Royal Dutch Shell plc - B Shares	231,277	4,493,812
Santos, Ltd.	116,990	624,069
TotalEnergies SE (b)	154,696	7,018,147
Valero Energy Corp.	11,715	914,707
Washington H Soul Pattinson & Co., Ltd.	6,584	166,605
Williams Cos., Inc. (The)	34,881	926,091
Woodside Petroleum, Ltd.	60,045	1,000,549

		60,902,664

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Paper & Forest Products—0.1%
Mondi plc	30,300	$798,339
Oji Holdings Corp.	50,640	290,324
Stora Enso Oyj - R Shares	36,302	662,645
Svenska Cellulosa AB SCA - Class B	37,807	619,686
UPM-Kymmene Oyj	33,306	1,259,994

		3,630,988

Personal Products—0.6%
Beiersdorf AG	6,290	759,150
Estee Lauder Cos., Inc. (The) - Class A	6,620	2,105,690
Kao Corp. (b)	30,078	1,850,204
Kobayashi Pharmaceutical Co., Ltd.	3,328	284,235
Kose Corp.	2,068	325,489
L’Oreal S.A.	15,722	7,010,620
Pola Orbis Holdings, Inc. (b)	5,602	148,001
Shiseido Co., Ltd.	24,961	1,835,425
Unilever plc	164,072	9,596,401

		23,915,215

Pharmaceuticals—3.0%
Astellas Pharma, Inc.	116,181	2,022,433
AstraZeneca plc	81,916	9,829,772
Bayer AG	61,306	3,723,830
Bristol-Myers Squibb Co.	64,475	4,308,220
Catalent, Inc. (a)	4,849	524,274
Chugai Pharmaceutical Co., Ltd.	41,911	1,650,738
Daiichi Sankyo Co., Ltd.	106,186	2,287,746
Eisai Co., Ltd.	14,805	1,446,807
Eli Lilly and Co.	22,910	5,258,303
GlaxoSmithKline plc	313,951	6,167,464
Hikma Pharmaceuticals olc	10,787	365,250
Hisamitsu Pharmaceutical Co., Inc.	3,123	153,713
Ipsen S.A.	2,358	245,318
Johnson & Johnson (e)	75,620	12,457,639
Kyowa Kirin Co., Ltd.	16,848	594,834
Merck & Co., Inc. (e)	72,835	5,664,378
Merck KGaA	8,065	1,548,237
Nippon Shinyaku Co., Ltd.	3,068	243,244
Novartis AG	138,556	12,628,658
Novo Nordisk A/S - Class B	107,454	8,989,819
Ono Pharmaceutical Co., Ltd.	23,079	512,274
Organon & Co. (a)	7,283	220,384
Orion Oyj - Class B	6,537	281,010
Otsuka Holdings Co., Ltd.	24,367	1,010,174
Perrigo Co. plc	3,753	172,075
Pfizer, Inc.	160,566	6,287,765
Recordati Industria Chimica e Farmaceutica S.p.A.	6,484	370,795
Roche Holding AG	43,842	16,522,761
Roche Holding AG	1,997	811,200
Sanofi	70,707	7,409,080
Santen Pharmaceutical Co., Ltd.	22,481	309,544
Shionogi & Co., Ltd.	16,527	861,308
Sumitomo Dainippon Pharma Co., Ltd.	10,944	228,295
Taisho Pharmaceutical Holdings Co., Ltd.	2,081	110,863
Takeda Pharmaceutical Co., Ltd.	98,371	3,303,795
Teva Pharmaceutical Industries, Ltd. (ADR) (a)	68,425	677,408

Pharmaceuticals—(Continued)
UCB S.A.	7,889	824,827
Viatris, Inc.	34,687	495,677
Vifor Pharma AG	3,042	393,773
Zoetis, Inc.	13,640	2,541,950

		123,455,635

Professional Services—0.5%
Adecco Group AG	9,670	657,265
Bureau Veritas S.A. (a)	18,342	580,523
Equifax, Inc.	3,515	841,878
Experian plc	57,243	2,208,268
IHS Markit, Ltd.	10,660	1,200,956
Intertek Group plc	10,071	770,819
Jacobs Engineering Group, Inc.	3,650	486,983
Leidos Holdings, Inc.	3,787	382,866
Nielsen Holdings plc	10,233	252,448
Nihon M&A Center, Inc.	18,895	490,313
Persol Holdings Co., Ltd.	10,850	214,251
Randstad NV	7,461	571,028
Recruit Holdings Co., Ltd.	84,666	4,166,069
RELX plc	120,587	3,203,577
Robert Half International, Inc.	3,220	286,483
SGS S.A.	378	1,166,108
Teleperformance SE	3,665	1,487,731
Verisk Analytics, Inc.	4,701	821,359
Wolters Kluwer NV	16,757	1,684,205

		21,473,130

Real Estate Management & Development—1.4%
ADLER Group S.A.	9,938	261,483
Aeon Mall Co., Ltd.	12,907	198,726
Allreal Holding AG	1,532	301,724
Amot Investments, Ltd.	16,050	105,294
Aroundtown S.A.	193,096	1,504,426
Atrium Ljungberg AB - B Shares	4,900	111,625
Azrieli Group, Ltd.	6,593	464,315
CA Immobilien Anlagen AG	8,132	339,048
CapitaLand, Ltd.	445,560	1,230,816
Castellum AB	29,570	752,692
Catena AB	3,000	160,636
CBRE Group, Inc. - Class A (a)	9,615	824,294
City Developments, Ltd.	76,580	415,764
Citycon Oyj	8,360	71,227
CK Asset Holdings, Ltd.	408,498	2,820,021
CLS Holdings plc	17,000	56,569
Corem Property Group AB - B Shares	63,700	144,284
Daito Trust Construction Co., Ltd.	4,052	442,988
Daiwa House Industry Co., Ltd.	35,339	1,060,479
Deutsche Euroshop AG	5,550	131,636
Deutsche Wohnen SE	58,812	3,600,302
Dios Fastigheter AB	9,122	94,462
Entra ASA	18,168	415,437
ESR Cayman, Ltd. (a) (b)	124,113	418,825
Fabege AB	28,050	450,070
Fastighets AB Balder - B Shares (a)	17,562	1,102,092
Grainger plc	72,143	284,613

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Management & Development—(Continued)
Grand City Properties S.A.	10,350	$279,600
Hang Lung Properties, Ltd.	347,109	842,930
Helical plc	11,004	66,238
Henderson Land Development Co., Ltd. (b)	232,135	1,100,237
Hiag Immobilien Holding AG	300	33,073
Hongkong Land Holdings, Ltd.	199,157	948,719
Hufvudstaden AB - A Shares	11,650	198,109
Hulic Co., Ltd. (b)	56,375	634,065
Hysan Development Co., Ltd.	66,639	265,638
Intershop Holding AG	150	98,576
K-Fast Holding AB (a)	6,700	48,946
Kennedy-Wilson Holdings, Inc. (b)	12,977	257,853
Klovern AB - B Shares	11,601	23,212
Kojamo Oyj	21,255	485,699
Kungsleden AB	20,456	247,649
LEG Immobilien SE	12,281	1,769,407
Lend Lease Corp., Ltd.	42,954	369,240
Mitsubishi Estate Co., Ltd.	197,919	3,199,522
Mitsui Fudosan Co., Ltd.	157,502	3,646,409
Mobimo Holding AG	676	221,855
New World Development Co., Ltd.	250,073	1,299,620
Nomura Real Estate Holdings, Inc.	19,282	488,995
Nyfosa AB	19,074	257,686
Peach Property Group AG	950	56,472
Phoenix Spree Deutschland, Ltd.	8,977	49,492
Platzer Fastigheter Holding AB - Class B	5,850	88,716
PSP Swiss Property AG	4,659	590,864
Sagax AB - Class B	18,700	555,533
Samhallsbyggnadsbolaget i Norden AB (b)	108,356	454,152
Shurgard Self Storage S.A.	2,700	130,249
Sino Land Co., Ltd.	583,780	920,311
Sirius Real Estate, Ltd.	105,452	161,446
Sumitomo Realty & Development Co., Ltd.	62,326	2,226,463
Sun Hung Kai Properties, Ltd.	236,285	3,521,010
Swire Pacific, Ltd. - Class A	30,430	206,351
Swire Properties, Ltd.	186,370	555,680
Swiss Prime Site AG	12,914	1,281,553
TAG Immobilien AG	13,750	436,622
TLG Immobilien AG	767	25,381
Tokyo Tatemono Co., Ltd. (b)	21,579	307,560
Tricon Capital Group, Inc. (b)	20,300	233,525
UOL Group, Ltd.	82,059	446,081
Vonovia SE	95,284	6,165,914
Wallenstam AB - B Shares	17,750	280,543
Wharf Real Estate Investment Co., Ltd.	283,034	1,645,906
Wihlborgs Fastigheter AB	14,450	313,127

		55,200,077

Road & Rail—0.4%
Aurizon Holdings, Ltd.	115,337	321,974
Central Japan Railway Co.	8,998	1,364,285
CSX Corp.	65,610	2,104,769
East Japan Railway Co.	18,867	1,352,162
Hankyu Hanshin Holdings, Inc.	14,129	435,047
J.B. Hunt Transport Services, Inc.	2,396	390,428
Kansas City Southern	2,590	733,928

Road & Rail—(Continued)
Keio Corp.	6,353	373,300
Keisei Electric Railway Co., Ltd.	7,903	252,091
Kintetsu Group Holdings Co., Ltd. (a)	10,595	371,827
MTR Corp., Ltd.	94,120	524,283
Nippon Express Co., Ltd.	4,792	364,800
Norfolk Southern Corp.	7,240	1,921,568
Odakyu Electric Railway Co., Ltd.	18,396	463,631
Old Dominion Freight Line, Inc.	2,803	711,401
Tobu Railway Co., Ltd.	11,783	304,514
Tokyu Corp.	31,195	424,112
Union Pacific Corp.	19,290	4,242,450
West Japan Railway Co.	10,148	578,369

		17,234,939

Semiconductors & Semiconductor Equipment—2.3%
Advanced Micro Devices, Inc. (a)	34,878	3,276,090
Advantest Corp.	12,453	1,116,561
Analog Devices, Inc.	10,602	1,825,240
Applied Materials, Inc.	26,360	3,753,664
ASM International NV	2,952	970,623
ASML Holding NV	26,178	18,023,590
Broadcom, Inc.	11,759	5,607,162
Disco Corp.	1,799	550,119
Enphase Energy, Inc. (a)	3,700	679,431
Infineon Technologies AG	81,493	3,267,940
Intel Corp. (e)	116,970	6,566,696
KLA Corp.	4,470	1,449,219
Lam Research Corp.	4,147	2,698,453
Lasertec Corp.	4,707	912,799
Maxim Integrated Products, Inc.	7,661	807,163
Microchip Technology, Inc.	7,730	1,157,490
Micron Technology, Inc. (a)	32,170	2,733,807
Monolithic Power Systems, Inc.	1,276	476,522
NVIDIA Corp.	17,870	14,297,787
NXP Semiconductors NV	7,985	1,642,674
Qorvo, Inc. (a)	3,223	630,580
QUALCOMM, Inc.	32,668	4,669,237
Renesas Electronics Corp. (a)	54,048	584,741
Rohm Co., Ltd.	5,463	505,382
Skyworks Solutions, Inc.	4,771	914,839
STMicroelectronics NV	42,616	1,547,051
SUMCO Corp. (b)	17,262	421,564
Teradyne, Inc.	4,716	631,755
Texas Instruments, Inc.	26,430	5,082,489
Tokyo Electron, Ltd.	9,320	4,012,650
Xilinx, Inc.	6,980	1,009,587

		91,822,905

Software—2.7%
Adobe, Inc. (a)	13,820	8,093,545
ANSYS, Inc. (a)	2,487	863,138
Autodesk, Inc. (a)	6,365	1,857,943
AVEVA Group plc	7,174	368,393
Cadence Design Systems, Inc. (a)	7,936	1,085,804
Check Point Software Technologies, Ltd. (a) (b)	6,999	812,794
Citrix Systems, Inc.	3,520	412,790

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Software—(Continued)
CyberArk Software, Ltd. (a)	2,412	$314,211
Dassault Systemes SE	8,245	2,000,236
Fortinet, Inc. (a)	3,882	924,654
Intuit, Inc.	7,895	3,869,892
Microsoft Corp. (e)	217,187	58,835,958
Nemetschek SE	3,595	275,390
Nice, Ltd. (a)	3,915	965,121
NortonLifeLock, Inc.	16,700	454,574
Oracle Corp. (b) (e)	53,387	4,155,644
Oracle Corp. Japan	2,396	183,379
Paycom Software, Inc. (a)	1,480	537,936
PTC, Inc. (a)	3,040	429,430
Sage Group plc (The)	68,406	648,006
Salesforce.com, Inc. (a)	26,366	6,440,423
SAP SE	65,163	9,194,333
ServiceNow, Inc. (a)	5,684	3,123,642
Sinch AB (a)	28,400	478,022
Synopsys, Inc. (a)	4,372	1,205,754
TeamViewer AG (a)	10,037	378,102
Temenos AG	4,168	669,718
Trend Micro, Inc.	8,251	432,327
Tyler Technologies, Inc. (a)	1,235	558,677
WiseTech Global, Ltd.	8,904	213,100
Xero, Ltd. (a)	8,240	846,368

		110,629,304

Specialty Retail—0.8%
ABC-Mart, Inc.	2,017	115,251
Advance Auto Parts, Inc.	1,870	383,612
AutoZone, Inc. (a)	685	1,022,171
Best Buy Co., Inc.	6,595	758,293
CarMax, Inc. (a)	4,650	600,548
Chow Tai Fook Jewellery Group, Ltd.	124,806	285,165
Fast Retailing Co., Ltd.	3,641	2,739,474
Gap, Inc. (The) (b)	5,840	196,516
H & M Hennes & Mauritz AB - B Shares (a)	45,575	1,081,506
Hikari Tsushin, Inc. (b)	1,302	228,591
Home Depot, Inc. (The)	30,970	9,876,023
Industria de Diseno Textil S.A	68,070	2,398,570
JD Sports Fashion plc	32,188	409,876
Kingfisher plc	131,716	664,549
L Brands, Inc.	6,690	482,081
Lowe’s Cos., Inc.	21,070	4,086,948
Nitori Holdings Co., Ltd.	4,999	884,926
O’Reilly Automotive, Inc. (a)	2,065	1,169,224
Ross Stores, Inc.	10,180	1,262,320
TJX Cos., Inc. (The)	34,500	2,325,990
Tractor Supply Co. (b)	3,285	611,207
Ulta Beauty, Inc. (a)	1,629	563,259
USS Co., Ltd.	13,402	233,692
Yamada Holdings Co., Ltd.	42,221	194,921

		32,574,713

Technology Hardware, Storage & Peripherals—1.7%
Apple, Inc.	454,237	62,212,300
Brother Industries, Ltd.	14,727	293,769

Technology Hardware, Storage & Peripherals—(Continued)
Canon, Inc. (b)	62,423	1,411,575
FUJIFILM Holdings Corp.	22,479	1,666,377
Hewlett Packard Enterprise Co.	37,410	545,438
HP, Inc.	36,010	1,087,142
Logitech International S.A.	10,802	1,309,153
NetApp, Inc.	6,370	521,193
Ricoh Co., Ltd.	41,836	471,415
Seagate Technology Holdings plc	5,760	506,477
Seiko Epson Corp.	17,456	306,885
Western Digital Corp. (a)	8,724	620,887

		70,952,611

Textiles, Apparel & Luxury Goods—1.1%
Adidas AG	11,882	4,424,487
Burberry Group plc (a)	25,260	723,473
Cie Financiere Richemont S.A. - Class A	32,574	3,943,803
EssilorLuxottica S.A.	17,457	3,223,390
Hanesbrands, Inc. (b)	10,022	187,111
Hermes International	1,977	2,882,560
Kering S.A.	4,681	4,096,206
LVMH Moet Hennessy Louis Vuitton SE	17,325	13,603,017
Moncler S.p.A.	12,091	818,480
NIKE, Inc. - Class B	36,580	5,651,244
Pandora A/S	6,240	840,825
Puma SE	6,118	729,455
PVH Corp. (a)	2,008	216,041
Ralph Lauren Corp.	1,295	152,564
Swatch Group AG (The)	3,215	212,216
Swatch Group AG (The) - Bearer Shares	1,806	619,865
Tapestry, Inc. (a)	7,950	345,666
Under Armour, Inc. - Class A (a)	5,372	113,618
Under Armour, Inc. - Class C (a)	5,556	103,175
VF Corp.	9,200	754,768

		43,641,964

Tobacco—0.4%
Altria Group, Inc.	53,425	2,547,304
British American Tobacco plc	136,009	5,301,928
Imperial Brands plc	59,058	1,272,669
Japan Tobacco, Inc. (b)	74,883	1,414,266
Philip Morris International, Inc. (e)	44,805	4,440,624
Swedish Match AB	101,217	863,304

		15,840,095

Trading Companies & Distributors—0.4%
Ashtead Group plc	28,038	2,082,552
Brenntag SE	9,641	896,612
Bunzl plc	21,030	695,393
Fastenal Co.	16,500	858,000
Ferguson plc	14,044	1,954,909
ITOCHU Corp.	74,176	2,132,169
Marubeni Corp.	97,607	848,388
Mitsubishi Corp.	78,806	2,146,629
Mitsui & Co., Ltd.	96,437	2,169,850
MonotaRO Co., Ltd.	15,498	367,112

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—(Continued)
Reece, Ltd.	18,140	$322,167
Sumitomo Corp.	70,273	940,159
Toyota Tsusho Corp.	13,256	625,303
United Rentals, Inc. (a)	2,100	669,921
WW Grainger, Inc.	1,320	578,160

		17,287,324

Transportation Infrastructure—0.1%
Aena SME S.A. (a)	4,680	767,376
Aeroports de Paris (a)	1,853	241,557
Atlantia S.p.A. (a)	30,918	560,300
Auckland International Airport, Ltd. (a)	78,113	396,919
Getlink SE	27,457	428,350
Sydney Airport (a)	82,519	358,419
Transurban Group	170,859	1,827,596

		4,580,517

Water Utilities—0.0%
American Water Works Co., Inc.	5,176	797,777
Severn Trent plc	14,906	515,594
United Utilities Group plc	42,551	573,837

		1,887,208

Wireless Telecommunication Services—0.4%
KDDI Corp.	100,651	3,138,220
SoftBank Corp.	179,239	2,344,600
SoftBank Group Corp.	78,246	5,479,590
T-Mobile U.S., Inc. (a)	16,790	2,431,696
Tele2 AB - B Shares (b)	31,254	425,918
Vodafone Group plc	1,674,543	2,816,461

		16,636,485

Total Common Stocks (Cost $1,390,025,945)		2,300,132,457

U.S. Treasury & Government Agencies—27.9%

Federal Agencies—1.0%
Federal Home Loan Bank 2.500%, 02/13/24	2,345,000	2,478,068
Federal Home Loan Mortgage Corp.
2.375%, 01/13/22	8,925,000	9,034,242
2.750%, 06/19/23	9,954,000	10,443,600
6.250%, 07/15/32 (b)	2,480,000	3,643,118
Federal National Mortgage Association
2.875%, 09/12/23	9,034,000	9,548,926
6.625%, 11/15/30	1,650,000	2,387,233
7.250%, 05/15/30	1,941,000	2,877,305

		40,412,492

U.S. Treasury—26.9%
U.S. Treasury Bonds
1.250%, 05/15/50	3,695,000	3,017,054

U.S. Treasury—(Continued)
U.S. Treasury Bonds
1.375%, 08/15/50 (b)	1,588,500	1,339,118
1.625%, 11/15/50 (b)	13,519,300	12,142,021
2.000%, 02/15/50	5,086,000	4,996,598
2.250%, 08/15/46	21,188,000	21,908,061
2.250%, 08/15/49	4,420,000	4,578,844
2.375%, 11/15/49	4,905,000	5,223,059
2.375%, 05/15/51	972,000	1,037,762
2.500%, 02/15/45	5,830,000	6,307,787
2.750%, 08/15/42	5,415,000	6,101,817
2.750%, 08/15/47	2,445,700	2,781,984
2.875%, 05/15/43	5,779,000	6,646,301
2.875%, 08/15/45 (b)	31,698,000	36,643,383
2.875%, 05/15/49	3,925,000	4,596,083
3.000%, 05/15/45	1,395,000	1,645,119
3.000%, 02/15/47	3,410,000	4,050,973
3.000%, 05/15/47	3,783,000	4,498,371
3.000%, 02/15/48	2,120,000	2,527,106
3.000%, 08/15/48 (b)	9,960,600	11,892,801
3.000%, 02/15/49	2,920,500	3,496,500
3.125%, 11/15/41	7,070,000	8,427,661
3.125%, 02/15/42 (b)	5,645,000	6,733,647
3.125%, 02/15/43	8,504,100	10,161,071
3.625%, 08/15/43	26,548,000	34,192,994
3.750%, 08/15/41	8,025,000	10,425,603
3.750%, 11/15/43	519,000	681,269
4.375%, 05/15/41 (b)	6,938,600	9,748,462
4.500%, 08/15/39	318,000	448,355
5.250%, 11/15/28	4,209,000	5,402,646
5.500%, 08/15/28	5,990,000	7,748,393
6.000%, 02/15/26 (g)	33,774,000	41,753,107
6.125%, 11/15/27	7,239,000	9,486,200
6.250%, 08/15/23	4,620,000	5,203,275
6.250%, 05/15/30	885,000	1,248,818
6.375%, 08/15/27	2,790,000	3,671,684
6.875%, 08/15/25	2,640,000	3,302,372
U.S. Treasury Notes
0.125%, 11/30/22 (b)	8,229,200	8,223,735
0.250%, 06/30/25 (b)	16,917,000	16,616,987
0.250%, 08/31/25	36,380,000	35,649,558
0.250%, 09/30/25	12,283,000	12,024,385
0.375%, 04/30/25	11,960,000	11,831,523
0.375%, 12/31/25	11,832,500	11,608,330
0.375%, 01/31/26	28,823,000	28,245,414
0.500%, 03/31/25	1,014,000	1,008,970
0.500%, 02/28/26 (b)	11,751,600	11,573,490
0.625%, 05/15/30	9,848,000	9,205,187
0.625%, 08/15/30	12,275,200	11,436,075
0.750%, 04/30/26	7,043,200	7,007,434
0.750%, 05/31/26	11,875,300	11,807,574
0.875%, 11/15/30 (b)	23,054,500	21,923,389
1.125%, 02/15/31 (b)	16,220,300	15,746,363
1.250%, 08/31/24 (b)	9,254,000	9,472,337
1.375%, 08/31/23 (b)	8,951,000	9,162,537
1.500%, 09/30/24 (b)	6,882,000	7,100,020

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-21

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
1.500%, 10/31/24 (b)	8,465,000	$8,734,822
1.500%, 11/30/24	17,311,700	17,862,834
1.500%, 08/15/26	2,176,300	2,240,909
1.500%, 02/15/30	6,669,000	6,734,908
1.625%, 11/15/22 (g)	48,926,000	49,912,165
1.625%, 02/15/26 (b)	12,482,100	12,938,477
1.625%, 08/15/29 (b)	10,034,000	10,262,509
1.625%, 05/15/31	4,882,800	4,957,568
1.750%, 05/15/23	49,747,800	51,146,957
1.750%, 07/31/24 (b)	6,767,000	7,032,129
1.750%, 11/15/29 (b)	12,100,200	12,489,675
1.875%, 08/31/22	7,977,100	8,138,512
1.875%, 10/31/22	8,498,000	8,693,188
2.000%, 11/30/22	8,542,000	8,762,891
2.000%, 02/15/23	18,095,100	18,623,816
2.000%, 05/31/24 (b)	15,820,000	16,532,518
2.000%, 02/15/25 (b)	24,920,600	26,166,630
2.000%, 08/15/25	17,740,000	18,668,578
2.000%, 11/15/26	12,417,100	13,103,921
2.125%, 12/31/22 (b)	8,530,000	8,777,903
2.125%, 11/30/23 (b)	22,408,000	23,376,971
2.125%, 03/31/24 (b)	6,646,000	6,958,050
2.125%, 05/15/25 (b)	47,369,000	50,016,853
2.250%, 04/30/24	7,735,000	8,131,419
2.250%, 11/15/24	16,668,500	17,620,428
2.250%, 11/15/25	9,607,000	10,220,947
2.250%, 02/15/27	10,237,000	10,941,194
2.250%, 08/15/27	5,941,000	6,353,621
2.250%, 11/15/27	15,786,000	16,886,087
2.375%, 08/15/24	2,028,700	2,147,807
2.375%, 05/15/27	6,780,500	7,299,367
2.375%, 05/15/29	13,350,900	14,406,977
2.500%, 01/31/24 (b)	4,224,100	4,456,590
2.625%, 02/15/29	9,095,000	9,973,236
2.750%, 11/15/23	25,091,500	26,531,321
2.750%, 02/15/28	2,396,000	2,639,999
2.875%, 05/15/28	4,159,000	4,620,064
3.125%, 11/15/28	10,546,600	11,931,253

		1,090,002,701

Total U.S. Treasury & Government Agencies (Cost $1,066,081,265)		1,130,415,193

Foreign Government—11.1%

Sovereign—11.1%
Australia Government Bonds 1.750%, 06/21/51 (AUD)	593,000	392,717
2.500%, 05/21/30 (AUD)	4,482,000	3,676,590
3.000%, 03/21/47 (AUD)	305,000	261,734
3.250%, 04/21/29 (AUD)	1,346,000	1,160,994
3.750%, 04/21/37 (AUD)	1,486,000	1,394,054
4.750%, 04/21/27 (AUD)	5,600,000	5,110,693

Sovereign—(Continued)
Belgium Government Bonds
0.900%, 06/22/29 (144A) (EUR)	1,300,000	1,670,651
1.600%, 06/22/47 (144A) (EUR)	1,319,400	1,846,191
2.600%, 06/22/24 (144A) (EUR)	2,327,195	3,026,633
4.250%, 03/28/41 (144A) (EUR)	1,455,000	2,896,488
5.000%, 03/28/35 (144A) (EUR)	355,000	689,489
5.500%, 03/28/28 (EUR)	3,175,800	5,271,671
Bundesrepublik Deutschland Bundesanleihe
Zero Coupon, 02/15/31 (EUR)	2,713,000	3,295,459
Zero Coupon, 08/15/50 (EUR)	485,000	528,623
0.500%, 02/15/26 (EUR)	10,332,518	12,894,544
1.250%, 08/15/48 (EUR)	1,298,000	1,941,404
1.500%, 05/15/24 (EUR)	1,965,000	2,478,327
2.000%, 08/15/23 (EUR)	681,529	854,865
2.500%, 07/04/44 (EUR)	2,224,600	4,046,115
3.250%, 07/04/42 (EUR)	387,500	761,094
4.250%, 07/04/39 (EUR)	1,677,500	3,504,361
5.500%, 01/04/31 (EUR)	5,479,600	10,184,329
Canadian Government Bonds
1.500%, 06/01/26 (CAD)	3,802,000	3,142,907
2.750%, 06/01/22 (CAD)	1,870,000	1,542,856
3.500%, 12/01/45 (CAD)	1,869,000	2,015,462
4.000%, 06/01/41 (CAD)	975,000	1,089,151
5.750%, 06/01/29 (CAD)	2,369,000	2,557,320
Denmark Government Bonds
0.500%, 11/15/29 (144A) (DKK)	4,004,000	670,316
1.500%, 11/15/23 (DKK)	13,692,600	2,289,772
4.500%, 11/15/39 (DKK)	4,060,000	1,138,658
Finland Government Bonds
0.500%, 04/15/26 (144A) (EUR)	2,841,000	3,530,731
1.375%, 04/15/47 (144A) (EUR)	429,000	620,840
French Republic Government Bond OAT
Zero Coupon, 05/25/22 (EUR)	2,693,000	3,211,363
0.500%, 05/25/26 (EUR)	5,972,399	7,409,645
1.000%, 11/25/25 (EUR)	7,994,406	10,102,352
1.250%, 05/25/36 (144A) (EUR)	2,719,800	3,610,843
1.500%, 05/25/50 (144A) (EUR)	802,000	1,104,787
2.250%, 05/25/24 (EUR)	2,032,800	2,611,897
2.500%, 05/25/30 (EUR)	12,579,800	18,307,288
3.250%, 05/25/45 (EUR)	6,947,900	12,827,797
4.000%, 04/25/60 (EUR)	398,000	932,989
Ireland Government Bonds
0.200%, 10/18/30 (EUR)	1,185,000	1,421,874
2.000%, 02/18/45 (EUR)	644,000	977,972
5.400%, 03/13/25 (EUR)	3,555,800	5,139,776
Italy Buoni Poliennali Del Tesoro
1.350%, 04/15/22 (EUR)	1,304,000	1,568,515
1.650%, 12/01/30 (144A) (EUR)	3,610,000	4,633,259
1.800%, 03/01/41 (144A) (EUR)	10,000	12,380
2.200%, 06/01/27 (EUR)	3,880,000	5,121,879
3.750%, 09/01/24 (EUR)	13,007,000	17,341,680
3.850%, 09/01/49 (144A) (EUR)	3,125,000	5,396,460
5.000%, 08/01/39 (144A) (EUR)	4,588,000	8,555,836
5.250%, 11/01/29 (EUR)	9,739,200	15,937,889

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-22

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Japan Government Forty Year Bond 1.700%, 03/20/54 (JPY)	63,950,000	$ 739,148
Japan Government Ten Year Bonds
0.100%, 09/20/26 (JPY)	1,875,600,000	17,046,443
0.100%, 12/20/29 (JPY)	767,550,000	6,970,165
0.500%, 12/20/24 (JPY)	1,601,350,000	14,728,470
0.800%, 09/20/22 (JPY)	657,700,000	5,985,399
Japan Government Thirty Year Bonds
0.400%, 12/20/49 (JPY)	838,350,000	7,022,686
0.500%, 09/20/46 (JPY)	1,511,600,000	13,347,171
1.800%, 09/20/43 (JPY)	796,250,000	9,096,580
1.900%, 09/20/42 (JPY)	394,900,000	4,562,953
2.300%, 03/20/40 (JPY)	554,550,000	6,684,101
Japan Government Twenty Year Bonds
0.500%, 09/20/36 (JPY)	1,082,900,000	10,075,712
1.500%, 03/20/33 (JPY)	230,600,000	2,403,101
1.700%, 12/20/31 (JPY)	846,700,000	8,899,743
1.700%, 09/20/32 (JPY)	182,400,000	1,930,785
1.700%, 09/20/33 (JPY)	418,500,000	4,469,977
2.100%, 06/20/29 (JPY)	555,050,000	5,844,775
2.100%, 12/20/29 (JPY)	555,900,000	5,894,857
Mexican Bonos 10.000%, 11/20/36 (MXN)	40,732,100	2,574,340
Netherlands Government Bonds
Zero Coupon, 07/15/31 (144A) (EUR)	740,000	885,533
2.250%, 07/15/22 (144A) (EUR)	2,130,000	2,602,533
2.750%, 01/15/47 (144A) (EUR)	351,000	671,655
3.750%, 01/15/42 (144A) (EUR)	1,396,600	2,842,026
5.500%, 01/15/28 (144A) (EUR)	4,131,500	6,811,409
Norway Government Bond 3.000%, 03/14/24 (144A) (NOK)	10,370,000	1,272,368
Poland Government Bond 5.750%, 04/25/29 (PLN)	6,492,000	2,224,272
Republic of Austria Government Bonds
Zero Coupon, 02/20/31 (144A) (EUR)	777,000	921,182
0.750%, 10/20/26 (144A) (EUR)	3,060,000	3,854,807
3.150%, 06/20/44 (144A) (EUR)	1,960,000	3,687,072
3.400%, 11/22/22 (144A) (EUR)	1,740,000	2,179,471
4.150%, 03/15/37 (144A) (EUR)	267,000	505,951
Singapore Government Bonds
2.125%, 06/01/26 (SGD)	3,378,000	2,655,449
2.750%, 03/01/46 (SGD)	305,000	263,334
3.375%, 09/01/33 (SGD)	731,000	639,292
Spain Government Bonds
0.350%, 07/30/23 (EUR)	2,380,000	2,871,523
1.000%, 10/31/50 (144A) (EUR)	1,396,000	1,494,666
1.450%, 10/31/27 (144A) (EUR)	7,555,000	9,799,478
1.950%, 07/30/30 (144A) (EUR)	3,791,000	5,156,073
2.900%, 10/31/46 (144A) (EUR)	1,182,000	1,890,851
4.200%, 01/31/37 (144A) (EUR)	1,045,000	1,849,742
4.400%, 10/31/23 (144A) (EUR)	1,028,000	1,359,111
4.700%, 07/30/41 (144A) (EUR)	2,112,000	4,137,514
6.000%, 01/31/29 (EUR)	3,371,400	5,781,392

Sovereign—(Continued)
Sweden Government Bonds
1.000%, 11/12/26 (SEK)	15,990,000	1,970,159
1.500%, 11/13/23 (144A) (SEK)	3,330,000	405,206
Swiss Confederation Government Bond 4.000%, 02/11/23 (CHF)	415,000	483,234
United Kingdom Gilt
0.375%, 10/22/30 (GBP)	2,254,000	3,011,948
0.625%, 06/07/25 (GBP)	2,535,000	3,558,533
1.750%, 09/07/22 (GBP)	1,011,178	1,426,818
1.750%, 01/22/49 (GBP)	881,000	1,364,874
2.250%, 09/07/23 (GBP)	1,170,000	1,695,054
3.250%, 01/22/44 (GBP)	2,120,900	4,105,590
4.250%, 12/07/46 (GBP)	8,422,100	19,304,684
6.000%, 12/07/28 (GBP)	3,478,400	6,707,700

Total Foreign Government (Cost $429,643,631)		451,378,430

Preferred Stocks—0.2%

Automobiles—0.1%
Bayerische Motoren Werke (BMW) AG	3,510	315,480
Porsche Automobil Holding SE	9,555	1,023,861
Volkswagen AG	11,581	2,904,231

		4,243,572

Chemicals—0.0%
FUCHS Petrolub SE	4,247	206,854

Health Care Equipment & Supplies—0.0%
Sartorius AG	1,636	851,605

Household Products—0.1%
Henkel AG & Co. KGaA	11,118	1,173,832

Total Preferred Stocks (Cost $4,732,997)		6,475,863

Rights—0.0%

Engineering & Construction—0.0%
ACS Actividades de Construccion y Servicios S.A. (a) (b) (Cost $22,007)	14,539	20,343

Short-Term Investment—1.6%

Repurchase Agreement—1.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $64,684,823; collateralized by U.S. Treasury Note at 0.625%, maturing 01/15/24, with a market value of $65,978,599.	64,684,823	64,684,823

Total Short-Term Investments (Cost $64,684,823)		64,684,823

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-23

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (h)—8.5%

Security Description	Principal Amount*	Value

Certificates of Deposit—2.6%
Agricultural Bank of China 0.100%, 07/01/21	800,000	$799,999
Bank of Montreal Zero Coupon, 09/20/21	3,997,934	3,998,720
Bank of Montreal (Chicago)
0.176%, 1M BSBY + 0.120%, 12/01/21 (i)	3,000,000	3,000,037
0.222%, 3M LIBOR + 0.060%, 08/10/21 (i)	2,000,000	2,000,174
Bank of Nova Scotia 0.212%, 3M LIBOR + 0.050%, 11/08/21 (i)	4,000,000	3,998,828
Barclays Bank plc 0.100%, 09/09/21	12,000,000	11,999,052
China Construction Bank Corp. 0.110%, 07/14/21	5,000,000	4,999,865
Credit Industriel et Commercial Zero Coupon, 10/12/21	7,996,448	7,996,720
Industrial & Commercial Bank of China Ltd. 0.110%, 07/22/21	10,000,000	9,999,570
Mitsubishi UFJ Trust and Banking Corp. (London)
Zero Coupon, 07/27/21	5,997,120	5,999,460
Zero Coupon, 08/11/21	1,999,131	1,999,680
MUFG Bank Ltd. Zero Coupon, 09/02/21	1,997,958	1,999,500
Natixis S.A. (New York) 0.208%, 3M LIBOR + 0.040%, 02/11/22 (i)	8,000,000	7,999,872
Oversea-Chinese Banking Corp., Ltd. 0.167%, 3M LIBOR + 0.020%, 03/25/22 (i)	8,000,000	8,000,032
Rabobank International London 0.266%, 3M LIBOR + 0.080%, 07/30/21 (i)	2,000,000	2,000,300
Royal Bank of Canada New York
0.221%, 3M LIBOR + 0.090%, 12/02/21 (i)	3,000,000	3,001,353
0.240%, 3M LIBOR + 0.040%, 10/05/21 (i)	2,000,000	2,000,354
Sumitomo Mitsui Banking Corp. 0.158%, 3M LIBOR + 0.030%, 09/10/21 (i)	7,000,000	7,000,168
Sumitomo Mitsui Trust Bank, Ltd.
Zero Coupon, 08/09/21	999,323	999,850
Zero Coupon, 09/14/21	1,998,943	1,999,400
Zero Coupon, 09/20/21	4,993,679	4,998,400
Toronto-Dominion Bank
0.267%, 3M LIBOR + 0.070%, 10/08/21 (i)	3,000,000	2,999,735
0.330%, 3M LIBOR + 0.130%, 07/02/21 (i)	5,000,000	5,000,040

		104,791,109

Commercial Paper—0.3%
Antalis S.A.
0.170%, 09/01/21	4,997,497	4,998,395
0.200%, 07/06/21	1,998,978	1,999,952
Bedford Row Funding Corp. 0.266%, 3M LIBOR + 0.080%, 10/21/21 (i)	4,000,000	4,001,624

		10,999,971

Repurchase Agreements—4.0%
Barclays Bank plc
Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $13,500,075; collateralized by various Common Stock with an aggregate market value of $15,001,150.	13,500,000	13,500,000
Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $7,002,450; collateralized by various Common Stock with an aggregate market value of $7,779,342.	7,000,000	7,000,000
Barclays Capital, Inc. Repurchase Agreement dated 06/30/21 at 0.030%, due on 07/01/21 with a maturity value of $34,834,267; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/29 - 11/15/43, and an aggregate market value of $35,530,923.	34,834,238	34,834,238
BofA Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $8,002,800; collateralized by various Common Stock with an aggregate market value of $8,800,002.	8,000,000	8,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/30/21 at 0.060%, due on 07/01/21 with a maturity value of $10,000,017; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 6.125%, maturity dates ranging from 08/15/29 - 02/15/31, and an aggregate market value of $10,200,003.	10,000,000	10,000,000
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $1,000,418; collateralized by U.S. Treasury Obligations at 2.000%, maturing 11/30/22, and various Common Stock with an aggregate market value of $1,098,227.	1,000,000	1,000,000
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $13,005,434; collateralized by U.S. Treasury Obligations at 0.125%, maturing 05/31/23, and various Common Stock with an aggregate market value of $14,295,485.	13,000,000	13,000,000
Deutsche Bank AG, London
Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $100,000; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $102,000.	100,000	100,000
Repurchase Agreement dated 06/30/21 at 0.230%, due on 07/01/21 with a maturity value of $10,000,064; collateralized by various Common Stock with an aggregate market value of $11,112,278.	10,000,000	10,000,000
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $1,100,003; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $1,122,452.	1,100,000	1,100,000
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $25,001,021; collateralized by various Common Stock with an aggregate market value of $27,777,940.	25,000,000	25,000,000

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-24

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (h)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $2,500,119; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $2,777,779.	2,500,000	$2,500,000
Repurchase Agreement dated 06/30/21 at 0.260%, due on 07/07/21 with a maturity value of $7,400,374; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 3.875%, maturity dates ranging from 12/31/23 - 04/15/29, and various Common Stock with an aggregate market value of $8,223,675.	7,400,000	7,400,000
Societe Generale Repurchase Agreement dated 06/30/21 at 0.180%, due on 07/01/21 with a maturity value of $29,200,146; collateralized by various Common Stock with an aggregate market value of $32,445,121.	29,200,000	29,200,000

		162,634,238

Time Deposits—1.4%
ABN AMRO Bank NV
0.080%, 07/01/21	5,000,000	5,000,000
0.080%, 07/01/21	10,500,000	10,500,000
DZ Bank AG 0.040%, 07/01/21	10,000,000	10,000,000
Landesbank Baden-Wuettertemberg (London)
0.130%, 07/01/21	2,000,000	2,000,000
0.130%, 07/01/21	10,000,000	10,000,000
National Bank of Canada 0.130%, OBFR + 0.050%, 07/07/21 (i)	4,000,000	4,000,000
Rabobank (New York) 0.050%, 07/01/21	11,500,000	11,500,000
Royal Bank of Canada 0.030%, 07/01/21	5,500,000	5,500,000

		58,500,000

Mutual Funds—0.2%
STIT-Government & Agency Portfolio, Institutional Class 0.030% (j)	10,000,000	10,000,000

Total Securities Lending Reinvestments (Cost $346,922,808)		346,925,318

Total Investments—106.0% (Cost $3,302,113,476)		4,300,032,427
Other assets and liabilities (net)—(6.0)%		(244,113,057)

Net Assets—100.0%		$4,055,919,370

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $345,158,006 and the collateral received consisted of cash in the amount of $346,911,249 and non-cash collateral with a value of $7,743,572. The cash collateral investments are disclosed in the Consolidated Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2021, these securities represent less than 0.05% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2021, the market value of securities pledged was $155,688,646.
(f)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(g)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2021, the market value of securities pledged was $66,611,719.
(h)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(i)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(j)	The rate shown represents the annualized seven-day yield as of June 30, 2021.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2021, the market value of 144A securities was $90,591,552, which is 2.2% of net assets.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-25

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	2,769,742	ANZ	08/25/21	USD	2,128,209	$(50,545)
CAD	62,343	BNP	07/16/21	USD	51,678	(1,386)
CAD	71,694	BNP	07/16/21	USD	59,556	(1,720)
CAD	138,460	BNP	07/16/21	USD	114,775	(3,079)
CAD	159,229	BNP	07/16/21	USD	132,270	(3,820)
CAD	561,083	BNP	07/16/21	USD	465,106	(12,478)
CAD	645,245	BNP	07/16/21	USD	536,001	(15,480)
CAD	1,246,139	BNP	07/16/21	USD	1,032,978	(27,714)
CAD	1,433,060	BNP	07/16/21	USD	1,190,434	(34,380)
CAD	3,051,594	BNP	07/16/21	USD	2,453,792	7,939
CAD	6,648,277	BNP	07/16/21	USD	5,368,901	(5,712)
CAD	9,593,738	BOA	07/16/21	USD	7,746,850	(7,548)
CAD	9,699,871	BOA	07/16/21	USD	7,830,610	(5,690)
CAD	7,169	BBP	07/16/21	USD	5,944	(160)
CAD	15,923	BBP	07/16/21	USD	13,201	(356)
CAD	62,343	BBP	07/16/21	USD	51,687	(1,395)
CAD	64,524	BBP	07/16/21	USD	53,496	(1,444)
CAD	138,460	BBP	07/16/21	USD	114,794	(3,098)
CAD	143,306	BBP	07/16/21	USD	118,812	(3,207)
CAD	561,083	BBP	07/16/21	USD	465,182	(12,554)
CAD	1,246,139	BBP	07/16/21	USD	1,033,147	(27,883)
CAD	71,694	CBNA	07/16/21	USD	59,524	(1,688)
CAD	159,229	CBNA	07/16/21	USD	132,200	(3,750)
CAD	645,245	CBNA	07/16/21	USD	535,716	(15,195)
CAD	1,433,060	CBNA	07/16/21	USD	1,189,801	(33,747)
CAD	97,722	CSI	07/16/21	USD	81,226	(2,393)
CAD	217,037	CSI	07/16/21	USD	180,399	(5,315)
CAD	879,500	CSI	07/16/21	USD	731,032	(21,536)
CAD	1,953,329	CSI	07/16/21	USD	1,623,588	(47,831)
CAD	58,199,225	CSI	07/16/21	USD	46,974,904	(25,384)
CAD	71,694	DBAG	07/16/21	USD	59,552	(1,717)
CAD	159,229	DBAG	07/16/21	USD	132,263	(3,813)
CAD	645,245	DBAG	07/16/21	USD	535,971	(15,450)
CAD	733,044	DBAG	07/16/21	USD	607,532	(16,183)
CAD	1,433,060	DBAG	07/16/21	USD	1,190,368	(34,314)
CAD	1,628,058	DBAG	07/16/21	USD	1,349,301	(35,941)
CAD	71,694	GSBU	07/16/21	USD	59,550	(1,714)
CAD	159,229	GSBU	07/16/21	USD	132,258	(3,807)
CAD	645,245	GSBU	07/16/21	USD	535,949	(15,428)
CAD	1,433,060	GSBU	07/16/21	USD	1,190,318	(34,264)
CAD	71,694	JPMC	07/16/21	USD	59,465	(1,629)
CAD	159,229	JPMC	07/16/21	USD	132,069	(3,619)
CAD	645,245	JPMC	07/16/21	USD	535,185	(14,664)
CAD	1,433,060	JPMC	07/16/21	USD	1,188,622	(32,568)
CAD	71,694	MSIP	07/16/21	USD	59,441	(1,606)
CAD	159,229	MSIP	07/16/21	USD	132,017	(3,566)
CAD	645,245	MSIP	07/16/21	USD	534,972	(14,451)
CAD	1,433,060	MSIP	07/16/21	USD	1,188,149	(32,094)
EUR	154,147	SSBT	08/03/21	USD	184,262	(1,362)
EUR	419,831	SSBT	08/03/21	USD	497,804	339
EUR	629,712	SSBT	08/03/21	USD	771,561	(24,386)
EUR	1,053,521	SSBT	08/03/21	USD	1,259,719	(9,681)
JPY	1,290,203,307	BNP	08/19/21	USD	11,667,689	(49,609)
JPY	24,487,739	SSBT	08/19/21	USD	221,316	(808)
MXN	3,480,806	SSBT	08/27/21	USD	167,484	5,937
NOK	144,150,415	MSIP	07/15/21	USD	16,825,499	(82,484)
NOK	97,083,204	NWM	07/15/21	USD	11,843,662	(567,485)
NZD	11,784,637	NWM	07/29/21	USD	8,424,684	(187,713)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-26

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
SEK	324,289,000	BNP	07/15/21	USD	38,054,273	$(156,961)
SEK	38,347,500	CBNA	07/15/21	USD	4,539,328	(57,932)
SEK	38,347,500	HSBCU	07/15/21	USD	4,540,020	(58,625)
SEK	96,925,020	HSBCU	07/15/21	USD	11,577,804	(250,877)

Contracts to Deliver
AUD	19,731,077	ANZ	08/25/21	USD	15,290,203	489,355
AUD	59,270,369	MSIP	08/25/21	USD	45,921,022	1,460,612
CAD	1,832,611	BOA	07/16/21	USD	1,454,399	(23,975)
CAD	13,234,658	CBNA	07/16/21	USD	10,572,671	(103,774)
CAD	1,832,611	GSBU	07/16/21	USD	1,453,053	(25,321)
CAD	1,832,611	HSBCU	07/16/21	USD	1,451,086	(27,288)
CAD	8,140,291	MSIP	07/16/21	USD	6,722,138	155,337
CAD	1,832,611	SCB	07/16/21	USD	1,460,621	(17,752)
CAD	485,801	SSBT	07/16/21	USD	398,392	6,494
CAD	8,140,291	UBSA	07/16/21	USD	6,719,961	153,160
CHF	9,754,668	CSI	08/05/21	USD	10,894,007	341,796
CHF	60,308,198	GSBU	08/05/21	USD	66,177,842	938,838
CHF	13,464,673	MSIP	08/05/21	USD	15,000,611	435,065
CHF	462,190	SSBT	08/05/21	USD	507,619	7,640
CHF	9,258,792	UBSA	08/05/21	USD	10,073,770	57,978
DKK	25,522,281	JPMC	07/15/21	USD	4,104,320	33,604
EUR	72,107,696	BNP	08/03/21	USD	87,505,321	1,947,136
EUR	9,394,074	BOA	08/03/21	USD	11,451,902	305,520
EUR	1,023,815	BOA	08/03/21	USD	1,242,425	27,634
EUR	40,648,957	CBNA	08/03/21	USD	48,316,854	85,512
EUR	1,346,748	CBNA	08/03/21	USD	1,633,892	35,930
EUR	206,468,309	HSBCU	08/03/21	USD	253,279,217	8,297,684
EUR	50,702,956	HSBCU	08/03/21	USD	62,198,431	2,037,684
EUR	10,578,017	NWM	08/03/21	USD	12,587,735	36,565
EUR	1,603,235	UBSA	08/03/21	USD	1,957,053	54,761
GBP	34,435,517	CBNA	08/26/21	USD	48,490,270	849,544
GBP	29,600,693	CBNA	08/26/21	USD	41,682,126	730,266
GBP	41,777,000	GSBU	08/26/21	USD	58,956,663	1,159,169
GBP	6,446,636	NWM	08/26/21	USD	8,926,560	7,791
JPY	426,084,787	CBNA	08/19/21	USD	3,894,321	57,494
JPY	204,345,667	HSBCU	08/19/21	USD	1,840,556	455
JPY	13,728,906,785	MSIP	08/19/21	USD	126,154,774	2,528,115
JPY	10,005,056,513	MSIP	08/19/21	USD	91,017,530	923,561
JPY	1,315,702,659	MSIP	08/19/21	USD	12,082,971	235,275
JPY	55,490,434	MSIP	08/19/21	USD	504,238	4,556
MXN	57,936,301	CBNA	08/27/21	USD	2,856,946	(29,563)
NOK	10,219,551	BOA	07/15/21	USD	1,201,919	14,922
NOK	9,401,784	BOA	07/15/21	USD	1,126,584	34,571
NOK	4,700,892	BOA	07/15/21	USD	564,928	18,921
NOK	9,401,784	DBAG	07/15/21	USD	1,128,535	36,521
NOK	4,700,892	GSBU	07/15/21	USD	565,342	19,335
NOK	9,401,784	MSIP	07/15/21	USD	1,125,309	33,295
PLN	7,189,934	BBH	09/17/21	USD	1,891,949	5,878
SEK	26,088,911	BNP	07/15/21	USD	3,051,304	2,481
SEK	13,888,753	BNP	07/15/21	USD	1,614,364	(8,715)
SEK	18,964,440	BOA	07/15/21	USD	2,218,607	2,370
SEK	239,865,982	JPMC	07/15/21	USD	27,894,069	(137,334)
SEK	48,212,676	MSIP	07/15/21	USD	5,836,047	201,780
SEK	39,977,664	MSIP	07/15/21	USD	4,671,224	(677)
SGD	4,464,518	BNP	08/19/21	USD	3,348,723	28,652

Net Unrealized Appreciation						$21,351,834

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-27

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	09/15/21	581	AUD	82,030,803	$246,365
Canada Government Bond 10 Year Futures	09/21/21	484	CAD	70,431,680	562,507
Hang Seng Index Futures	07/29/21	61	HKD	87,321,500	(193,428)
MSCI EAFE Index Mini Futures	09/17/21	3,005	USD	346,191,025	(9,303,963)
MSCI Singapore Index Futures	07/29/21	766	SGD	27,227,470	41,066
OMX Stockholm 30 Index Futures	07/16/21	2,311	SEK	523,672,600	(631,843)
Russell 2000 Index E-Mini Futures	09/17/21	1,297	USD	149,660,830	(982,792)
S&P 500 Index E-Mini Futures	09/17/21	243	USD	52,106,490	935,756
S&P Midcap 400 Index E-Mini Futures	09/17/21	554	USD	149,158,960	(1,737,808)

Futures Contracts—Short
Euro Stoxx 50 Index Futures	09/17/21	(4,845)	EUR	(196,488,975)	4,723,309
Euro-Bund Futures	09/08/21	(636)	EUR	(109,779,960)	(732,244)
FTSE 100 Index Futures	09/17/21	(382)	GBP	(26,665,510)	520,752
Japanese Government 10 Year Bond Futures	09/13/21	(177)	JPY	(26,849,130,000)	(550,716)
SPI 200 Index Futures	09/16/21	(489)	AUD	(88,301,175)	182,966
TOPIX Index Futures	09/09/21	(442)	JPY	(8,588,060,000)	543,191
U.S. Treasury Note 10 Year Futures	09/21/21	(869)	USD	(115,142,500)	(73,621)
United Kingdom Long Gilt Bond Futures	09/28/21	(137)	GBP	(17,549,700)	(193,460)

Net Unrealized Depreciation					$(6,643,963)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)(1)
Pay	3M LIBOR	Quarterly	1.489%	Semi-Annually	06/25/31	USD	1,012,580,000	$3,500,084	$—	$3,500,084

OTC Total Return Swaps

Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid	Unrealized Appreciation/ (Depreciation)(1)
Pay	0.120%	Quarterly	09/15/21	MSC	Bloomberg Commodity Index	USD	82,264,153	$875,586	$—	$875,586

(1)	There is no upfront payment premium paid or (received) therefore the market value equals unrealized appreciation.

Glossary of Abbreviations

Counterparties

(ANZ)—	Australia & New Zealand Banking Corp.
(BBH)—	Brown Brothers Harriman & Co.
(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(CSI)—	Credit Suisse International
(DBAG)—	Deutsche Bank AG
(GSBU)—	Goldman Sachs Bank USA
(HSBCU)—	HSBC Bank USA
(JPMC)—	JPMorgan Chase Bank N.A.
(MSC)—	Morgan Stanley & Co.
(MSIP)—	Morgan Stanley & Co. International plc
(NWM)—	NatWest Markets plc
(SCB)—	Standard Chartered Bank
(SSBT)—	State Street Bank and Trust Co.
(UBSA)—	UBS AG

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-28

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Glossary of Abbreviations—(Continued)

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar

Index Abbreviations

(BSBY)—	Bloomberg Short-Term Bank Yield Index
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

Other Abbreviations

(ADR)—	American Depositary Receipt
(ETF)—	Exchange-Traded Fund
(REIT)—	Real Estate Investment Trust

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$17,045,597	$12,041,028	$—	$29,086,625
Air Freight & Logistics	7,356,784	8,512,309	—	15,869,093
Airlines	2,770,821	1,129,636	—	3,900,457
Auto Components	1,546,759	9,455,007	—	11,001,766
Automobiles	18,847,603	30,746,415	—	49,594,018
Banks	44,981,335	89,605,101	0	134,586,436
Beverages	15,476,180	22,396,819	—	37,872,999
Biotechnology	18,632,516	9,402,204	—	28,034,720
Building Products	5,289,531	12,554,775	—	17,844,306
Capital Markets	32,223,345	29,343,096	—	61,566,441
Chemicals	18,578,595	37,737,092	—	56,315,687
Commercial Services & Supplies	4,189,147	3,643,183	—	7,832,330
Communications Equipment	8,656,644	4,092,191	—	12,748,835
Construction & Engineering	351,864	7,772,732	—	8,124,596
Construction Materials	1,290,242	6,183,807	—	7,474,049
Consumer Finance	6,934,973	106,233	—	7,041,206
Containers & Packaging	3,498,148	829,686	—	4,327,834
Distributors	1,433,128	—	—	1,433,128
Diversified Financial Services	15,269,481	8,480,328	—	23,749,809
Diversified Telecommunication Services	12,967,263	20,294,210	—	33,261,473
Electric Utilities	16,136,459	20,499,238	—	36,635,697
Electrical Equipment	5,946,622	20,241,763	—	26,188,385
Electronic Equipment, Instruments & Components	6,542,810	17,221,889	—	23,764,699
Energy Equipment & Services	2,527,386	322,667	—	2,850,053

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-29

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Entertainment	$20,437,473	$8,767,968	$—	$29,205,441
Equity Real Estate Investment Trusts	146,393,974	59,723,112	—	206,117,086
Food & Staples Retailing	14,117,716	14,212,624	—	28,330,340
Food Products	9,672,446	34,832,283	—	44,504,729
Gas Utilities	352,243	4,213,393	—	4,565,636
Health Care Equipment & Supplies	37,771,505	22,580,973	—	60,352,478
Health Care Providers & Services	27,812,710	5,032,470	0	32,845,180
Health Care Technology	684,682	2,011,894	—	2,696,576
Hotels, Restaurants & Leisure	18,672,599	15,983,194	—	34,655,793
Household Durables	4,725,473	14,762,224	—	19,487,697
Household Products	14,084,160	7,241,108	—	21,325,268
Independent Power and Renewable Electricity Producers	500,153	507,953	—	1,008,106
Industrial Conglomerates	12,556,202	16,675,352	—	29,231,554
Insurance	19,286,851	50,633,029	—	69,919,880
Interactive Media & Services	67,737,602	3,435,490	—	71,173,092
Internet & Direct Marketing Retail	47,228,866	9,968,092	—	57,196,958
IT Services	54,863,862	18,774,949	—	73,638,811
Leisure Products	344,526	2,412,501	—	2,757,027
Life Sciences Tools & Services	13,341,793	5,759,754	—	19,101,547
Machinery	17,430,581	33,802,910	—	51,233,491
Marine	—	3,318,471	—	3,318,471
Media	13,587,511	4,833,914	—	18,421,425
Metals & Mining	3,831,321	34,989,139	—	38,820,460
Multi-Utilities	7,663,693	9,222,712	—	16,886,405
Multiline Retail	5,667,804	4,900,786	—	10,568,590
Oil, Gas & Consumable Fuels	27,147,289	33,755,375	—	60,902,664
Paper & Forest Products	—	3,630,988	—	3,630,988
Personal Products	2,105,690	21,809,525	—	23,915,215
Pharmaceuticals	38,608,073	84,847,562	—	123,455,635
Professional Services	4,272,973	17,200,157	—	21,473,130
Real Estate Management & Development	1,315,672	53,884,405	—	55,200,077
Road & Rail	10,104,544	7,130,395	—	17,234,939
Semiconductors & Semiconductor Equipment	59,909,885	31,913,020	—	91,822,905
Software	93,976,809	16,652,495	—	110,629,304
Specialty Retail	23,338,192	9,236,521	—	32,574,713
Technology Hardware, Storage & Peripherals	65,493,437	5,459,174	—	70,952,611
Textiles, Apparel & Luxury Goods	7,524,187	36,117,777	—	43,641,964
Tobacco	6,987,928	8,852,167	—	15,840,095
Trading Companies & Distributors	2,106,081	15,181,243	—	17,287,324
Transportation Infrastructure	—	4,580,517	—	4,580,517
Water Utilities	797,777	1,089,431	—	1,887,208
Wireless Telecommunication Services	2,431,696	14,204,789	—	16,636,485
Total Common Stocks	1,173,379,212	1,126,753,245	0	2,300,132,457
Total U.S. Treasury & Government Agencies*	—	1,130,415,193	—	1,130,415,193
Total Foreign Government*	—	451,378,430	—	451,378,430
Total Preferred Stocks*	—	6,475,863	—	6,475,863
Total Rights*	20,343	—	—	20,343
Total Short-Term Investment*	—	64,684,823	—	64,684,823
Securities Lending Reinvestments
Certificates of Deposit	—	104,791,109	—	104,791,109
Commercial Paper	—	10,999,971	—	10,999,971
Repurchase Agreements	—	162,634,238	—	162,634,238
Time Deposits	—	58,500,000	—	58,500,000
Mutual Funds	10,000,000	—	—	10,000,000
Total Securities Lending Reinvestments	10,000,000	336,925,318	—	346,925,318
Total Investments	$1,183,399,555	$3,116,632,872	$0	$4,300,032,427

Collateral for Securities Loaned (Liability)	$—	$(346,911,249)	$—	$(346,911,249)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-30

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$23,817,472	$—	$23,817,472
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(2,465,638)	—	(2,465,638)
Total Forward Contracts	$—	$21,351,834	$—	$21,351,834
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$7,755,912	$—	$—	$7,755,912
Futures Contracts (Unrealized Depreciation)	(14,399,875)	—	—	(14,399,875)
Total Futures Contracts	$(6,643,963)	$—	$—	$(6,643,963)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$3,500,084	$—	$3,500,084
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$875,586	$—	$875,586

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2021 is not presented.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-31

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$4,298,741,163
Affiliated investments at value (c)	1,291,264
Cash	20,384,066
Cash denominated in foreign currencies (d)	10,501,332
Cash collateral (e)	40,395,524
OTC swap contracts at market value	875,586
Unrealized appreciation on forward foreign currency exchange contracts	23,817,472
Receivable for:
Investments sold	27,440,630
Fund shares sold	18,884
Dividends and interest	13,004,610
Variation margin on centrally cleared swap contracts	2,845,486

Total Assets	4,439,316,017
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	2,465,638
Collateral for securities loaned	346,911,249
Payables for:
Investments purchased	28,259,852
Fund shares redeemed	1,811,077
Variation margin on futures contracts	158,724
Interest on OTC swap contracts	4,292
Accrued Expenses:
Management fees	2,020,623
Distribution and service fees	835,125
Deferred trustees’ fees	168,642
Other expenses	761,425

Total Liabilities	383,396,647

Net Assets	$4,055,919,370

Net Assets Consist of:
Paid in surplus	$2,959,401,261
Distributable earnings (Accumulated losses)	1,096,518,109

Net Assets	$4,055,919,370

Net Assets
Class B	$4,055,919,370
Capital Shares Outstanding*
Class B	327,231,328
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$12.39

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $3,301,265,197.
(b)	Includes securities loaned at value of $345,158,006.
(c)	Identified cost of affiliated investments was $848,279.
(d)	Identified cost of cash denominated in foreign currencies was $10,625,405.
(e)	Includes collateral of $1,104,000 for OTC swap contracts and $39,291,524 for centrally cleared swap contracts.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends (a)	$28,281,096
Dividends from affiliated investments	21,753
Interest	12,980,304
Securities lending income	325,907

Total investment income	41,609,060
Expenses
Management fees	12,280,893
Administration fees	85,736
Custodian and accounting fees	318,947
Distribution and service fees—Class B	5,013,728
Audit and tax services	49,244
Legal	25,478
Trustees’ fees and expenses	28,684
Shareholder reporting	53,719
Insurance	15,163
Miscellaneous	56,320

Total expenses	17,927,912
Less management fee waiver	(291,716)

Net expenses	17,636,196

Net Investment Income	23,972,864

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	92,072,064
Affiliated investments	89,843
Futures contracts	37,415,045
Swap contracts	(25,957,150)
Foreign currency transactions	(2,788,080)
Forward foreign currency transactions	6,632,191

Net realized gain (loss)	107,463,913

Net change in unrealized appreciation (depreciation) on:
Investments	73,282,804
Affiliated investments	230,570
Futures contracts	(15,247,993)
Swap contracts	51,978
Foreign currency transactions	(580,165)
Forward foreign currency transactions	29,390,628

Net change in unrealized appreciation (depreciation)	87,127,822

Net realized and unrealized gain (loss)	194,591,735

Net Increase (Decrease) in Net Assets From Operations	$218,564,599

(a)	Net of foreign withholding taxes of $1,925,075.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-32

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$23,972,864	$45,677,200
Net realized gain (loss)	107,463,913	181,619,507
Net change in unrealized appreciation (depreciation)	87,127,822	(1,417,989)

Increase (decrease) in net assets from operations	218,564,599	225,878,718

From Distributions to Shareholders
Class B	(237,856,544)	(318,533,966)

Total distributions	(237,856,544)	(318,533,966)

Increase (decrease) in net assets from capital share transactions	(18,715,220)	(184,062,685)

Total increase (decrease) in net assets	(38,007,165)	(276,717,933)

Net Assets
Beginning of period	4,093,926,535	4,370,644,468

End of period	$4,055,919,370	$4,093,926,535

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class B
Sales	266,357	$3,376,406	652,483	$7,768,507
Reinvestments	19,244,057	237,856,544	28,238,827	318,533,966
Redemptions	(20,549,890)	(259,948,170)	(42,601,133)	(510,365,158)

Net increase (decrease)	(1,039,476)	$(18,715,220)	(13,709,823)	$(184,062,685)

Increase (decrease) derived from capital shares transactions		$(18,715,220)		$(184,062,685)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-33

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.47		$12.78	$11.44	$12.56	$11.21	$11.11

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.08		0.14	0.19	0.19	0.16	0.13
Net realized and unrealized gain (loss)	0.61		0.53	1.84	(1.06)	1.37	0.27

Total income (loss) from investment operations	0.69		0.67	2.03	(0.87)	1.53	0.40

Less Distributions
Distributions from net investment income	(0.03)		(0.22)	(0.44)	(0.20)	(0.18)	(0.18)
Distributions from net realized capital gains	(0.74)		(0.76)	(0.25)	(0.05)	0.00	(0.12)

Total distributions	(0.77)		(0.98)	(0.69)	(0.25)	(0.18)	(0.30)

Net Asset Value, End of Period	$12.39		$12.47	$12.78	$11.44	$12.56	$11.21

Total Return (%) (b)	5.53	(c)	6.09	18.07	(6.97)	13.62	3.60

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	(d)	0.90	0.89	0.89	0.89	0.89
Net ratio of expenses to average net assets (%) (e)	0.88	(d)	0.88	0.88	0.87	0.87	0.87
Ratio of net investment income (loss) to average net assets (%)	1.20	(d)	1.13	1.58	1.54	1.32	1.18
Portfolio turnover rate (%)	5	(c)	18	22	20	30	34
Net assets, end of period (in millions)	$4,055.9		$4,093.9	$4,370.6	$4,209.3	$5,092.2	$4,923.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-34

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is AB Global Dynamic Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—AllianceBernstein Global Dynamic Allocation Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the AllianceBernstein Global Dynamic Allocation Portfolio, Ltd. which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity derivatives, exchange-traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by AllianceBernstein L.P. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of June 30, 2021, the Portfolio held $22,357,724 in the Subsidiary, representing 0.5% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for

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a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

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Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. During the six months ended June 30, 2021, the Portfolio received $141,601 from Finland for previously withheld foreign taxes and interest thereon. Such amount is included in dividends on the Consolidated Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of

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the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $64,684,823. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $162,634,238. The combined value of all repurchase agreements is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 3. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

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The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2021
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(93,276,973)	$—	$—	$—	$(93,276,973)
U.S. Treasury & Government Agencies	(253,634,276)	—	—	—	(253,634,276)
Total Borrowings	$(346,911,249)	$—	$—	$—	$(346,911,249)
Gross amount of recognized liabilities for securities lending transactions					$(346,911,249)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity and interest rate futures were used for both hedging and investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

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Notes to Consolidated Financial Statements—June 30, 2021—(Continued)

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

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Notes to Consolidated Financial Statements—June 30, 2021—(Continued)

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less

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expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2021, for which the Portfolio is the seller of protection, are disclosed in the Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

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The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$3,500,084
	Unrealized appreciation on futures contracts (b) (c)	808,872	Unrealized depreciation on futures contracts (b) (c)	$1,550,041
Commodity	OTC swap contracts at market value (d)	875,586
Equity	Unrealized appreciation on futures contracts (b) (c)	6,947,040	Unrealized depreciation on futures contracts (b) (c)	12,849,834
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	23,817,472	Unrealized depreciation on forward foreign currency exchange contracts	2,465,638

Total		$35,949,054		$16,865,513

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(d)	Excludes OTC swap interest payable of $4,292.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2021.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Australia & New Zealand Banking Corp.	$489,355	$(50,545)	$—	$438,810
Bank of America N.A.	403,938	(37,213)	—	366,725
BNP Paribas S.A.	1,986,208	(321,054)	—	1,665,154
Brown Brothers Harriman & Co.	5,878	—	—	5,878
Citibank N.A.	1,758,746	(245,649)	—	1,513,097
Credit Suisse International	341,796	(102,459)	—	239,337
Deutsche Bank AG	36,521	(36,521)	—	—
Goldman Sachs Bank USA	2,117,342	(80,534)	—	2,036,808
HSBC Bank USA	10,335,823	(336,790)	—	9,999,033
JPMorgan Chase Bank N.A.	33,604	(33,604)	—	—
Morgan Stanley & Co.	875,586	—	—	875,586
Morgan Stanley & Co. International plc	5,977,596	(134,878)	—	5,842,718
NatWest Markets plc	44,356	(44,356)	—	—
State Street Bank and Trust Co.	20,410	(20,410)	—	—
UBS AG	265,899	—	—	265,899

	$24,693,058	$(1,444,013)	$—	$23,249,045

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2021.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Australia & New Zealand Banking Corp.	$50,545	$(50,545)	$—	$—
Bank of America N.A.	37,213	(37,213)	—	—
Barclays Bank plc	50,097	—	—	50,097
BNP Paribas S.A.	321,054	(321,054)	—	—
Citibank N.A.	245,649	(245,649)	—	—
Credit Suisse International	102,459	(102,459)	—	—
Deutsche Bank AG	107,418	(36,521)	—	70,897
Goldman Sachs Bank USA	80,534	(80,534)	—	—

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Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
HSBC Bank USA	$336,790	$(336,790)	$—	$—
JPMorgan Chase Bank N.A.	189,814	(33,604)	—	156,210
Morgan Stanley & Co. International plc	134,878	(134,878)	—	—
NatWest Markets plc	755,198	(44,356)	—	710,842
Standard Chartered Bank	17,752	—	—	17,752
State Street Bank and Trust Co.	36,237	(20,410)	—	15,827

	$2,465,638	$(1,444,013)	$—	$1,021,625

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2021:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$6,632,191	$6,632,191
Futures contracts	(6,700,354)	44,115,399	—	—	37,415,045
Swap contracts	(39,990,708)	—	14,033,558	—	(25,957,150)

	$(46,691,062)	$44,115,399	$14,033,558	$6,632,191	$18,090,086

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$29,390,628	$29,390,628
Futures contracts	(93,966)	(15,154,027)	—	—	(15,247,993)
Swap contracts	(823,608)	—	875,586	—	51,978

	$(917,574)	$(15,154,027)	$875,586	$29,390,628	$14,194,613

For the six months ended June 30, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$1,604,567,860
Futures contracts long	1,003,630,135
Futures contracts short	(823,766,051)
Swap contracts	1,081,411,650

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and

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sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for

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all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$112,228,104	$89,087,862	$109,740,771	$238,380,076

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$12,280,893	0.700%	First $250 million
	0.650%	$250 million to $500 million
	0.625%	$500 million to $1 billion
	0.600%	Over $1 billion

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Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadvisor is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$500 million to $1 billion
0.020%	$2 billion to $3.5 billion
0.030%	$3.5 billion to $5 billion
0.040%	Over $5 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2021 is as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2021	Income earned from affiliates during the period	Number of shares held at June 30, 2021
MetLife, Inc.	$1,163,186	$—	$(192,335)	$89,843	$230,570	$1,291,264	$21,753	21,575

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under

BHFTI-47

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2021—(Continued)

contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$3,320,966,939

Gross unrealized appreciation	1,160,663,537
Gross unrealized depreciation	(160,024,417)

Net unrealized appreciation (depreciation)	$1,000,639,120

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$133,046,200	$151,165,186	$185,487,766	$85,486,519	$318,533,966	$236,651,705

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$41,700,061	$190,200,576	$884,068,506	$—	$1,115,969,143

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

11. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-48

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-49

Brighthouse Funds Trust I

AB International Bond Portfolio

Managed by AllianceBernstein L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A and B shares of the AB International Bond Portfolio returned -0.98% and -1.18%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays Global Aggregate ex-U.S. Index (USD Hedged)¹, returned -1.56%. The Portfolio’s Custom Benchmark2 returned -1.19% over the same period.

MARKET ENVIRONMENT / CONDITIONS

In the first half of 2021, the COVID-19 vaccination roll out was dramatic and the market recovery continued to gather pace, hence we’ve raised our growth forecasts for 2021 and 2022. Both forecasts are well above the pre-crisis trend of around 3%. We believe it’s important to maintain a sense of perspective. While global output is now back to pre-pandemic levels, it’s still 3% lower than it would have been without the hit from COVID-19. We’ve made significant upward revisions to our 2021 inflation forecasts to reflect the intensity of demand distortions and supply dislocations associated with COVID-19.

In the first half of 2021 inflation has been running higher with prices up significantly. Brent crude oil finished the month of June at $75 a barrel (up 45% from the end of 2020). Developed government bond yields have also risen. The benchmark U.S. 10-year yield began the year at 0.91% rising to as high as 1.74% at the end of March and settling at 1.47% at the end of June, rising 56 basis points. The U.S. yield curve steepened considerably with long-yields moving dramatically higher while yields on the short end moved modestly lower over the reporting period. As government yields have moved higher, corporate bonds have had negative returns with U.S. investment grade corporate bonds returning -1.27% in absolute terms. U.S. high-yield has performed well in the first half of 2021, returning 3.62% and 4.65% on a duration neutral basis. The U.S. dollar has been mixed in the first half of the year, weakening against the British pound and the Canadian dollar, and appreciating against the euro, yen, Australian dollar, and Swiss franc. The Federal Reserve has remained on hold, keeping its key policy rate near zero with an upper bound of 0.25%. The 10-year German bond yield moved higher rising by 36 basis points, but still finishing June at -0.21%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio posted negative absolute returns and outperformed its custom benchmark, for the six-month period ending June 30, 2021. During the period, sector allocation and security selection were the primary contributors to relative performance. Overall country and yield curve positioning was the primary detractor. Active currency positioning also modestly detracted. Our underweight to emerging market (“EM”) investment-grade (“IG”) sovereigns was our primary contributor, along with our overweight to EM high-yield (“HY”) corporates. Our overweight to EM high-yield sovereigns also contributed. U.S. securitized exposure to credit risk transfer securities (“CRTs”) and commercial mortgage-backed securities (“CMBS”) contributed to relative returns. Our overweight to European corporates both IG and HY was also positive on performance. Our overweight duration positions in Australia, Brazil, and Turkey detracted.

During the period, the Portfolio held a longer than custom benchmark duration position for most of the first half of the year, although the Portfolio ended June 0.02 years underweight against its custom benchmark. The Portfolio finished the first half of 2021 modestly underweight developed market (“DM”) duration versus the Custom Benchmark, and modestly overweight in EM duration. Within the global DM allocation, the Portfolio’s largest overweight duration positions were in the U.S., Australia, Germany, Italy, and Spain. The Portfolio’s most significant DM underweights were Great Britain, France, Japan, Canada, and the Netherlands at period end.

The Portfolio was also underweight DM government bonds, with a tilt toward risk assets, with allocations to U.S. securitized positions including, CMBS, CRTs, and collateralized loan obligations. We were modestly underweight DM investment grade corporates and had an out of benchmark allocation to DM high yield corporates. Within the Portfolio’s emerging market allocations, we increased our overweight to Colombia, Peru, South Korea, Mexico, and Russia, while we increased our underweight to Hungary and Saudi Arabia.

Although we use primarily cash bonds within our strategy, we employ derivatives at times because they provide us flexibility in

BHFTI-1

Brighthouse Funds Trust I

AB International Bond Portfolio

Managed by AllianceBernstein L.P.

Portfolio Manager Commentary*—(Continued)

implementing portfolio strategies. The key alpha-generating strategies we use in this strategy—duration/yield curve positioning, sector allocation, security selection, and currency management—can be implemented in either the cash bond markets or in the derivatives market. At times, we believe it is more efficient and cost-effective to implement certain strategies in the derivatives market. The derivatives performed as expected throughout the first half of the year.

Christian DiClementi

Scott A. DiMaggio

Matthew S. Sheridan

Portfolio Managers

AllianceBernstein L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg Barclays Global Aggregate ex-U.S. Index (USD Hedged) is a measure of global investment grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate, and securitized fixed-rate bonds from both developed and emerging markets issuers.

2 The Custom Benchmark is a blended index comprised of the Bloomberg Barclays Global Aggregate ex-U.S. Index (USD Hedged) (60%) and the JPMorgan EMBI Global Diversified Index (40%). The JPMorgan EMBI Global Diversified Index is comprised of USD-denominated emerging markets sovereign debt. It has a distinct distribution scheme which allows a more even distribution of weights among the countries in the index by only including a specified portion of those countries’ eligible current face amounts of debt outstanding.

BHFTI-2

Brighthouse Funds Trust I

AB International Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS GLOBAL AGGREGATE EX-U.S. INDEX & THE CUSTOM BENCHMARK

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	Since Inception[1]
AB International Bond Portfolio
Class A	-0.98	5.35	3.94
Class B	-1.18	5.05	3.70
Bloomberg Barclays Global Aggregate ex-U.S. Index	-1.56	0.05	3.10
Custom Benchmark	-1.19	3.02	4.20

1 Inception date of the Class A and Class B shares was 04/29/19. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Countries

% of Net Assets
United States	15.8
Japan	7.8
Italy	5.1
Mexico	4.5
Germany	4.2
Canada	3.7
France	3.4
United Kingdom	3.2
Indonesia	2.6
Russia	2.2

BHFTI-3

Brighthouse Funds Trust I

AB International Bond Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AB International Bond Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.57%	$1,000.00	$990.20	$2.81
	Hypothetical*	0.57%	$1,000.00	$1,021.97	$2.86

Class B (a)	Actual	0.82%	$1,000.00	$988.20	$4.04
	Hypothetical*	0.82%	$1,000.00	$1,020.73	$4.11

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Foreign Government—59.7% of Net Assets

Security Description	Principal Amount*	Value

Sovereign—59.7%
Angolan Government International Bonds
9.125%, 11/26/49	2,991,000	$3,058,537
9.125%, 11/26/49 (144A)	670,000	685,129
9.375%, 05/08/48	4,460,000	4,655,170
Argentine Republic Government International Bonds
0.125%, 07/09/30 (a)	8,710,888	3,120,327
0.125%, 07/09/35 (a)	19,992,259	6,327,750
0.125%, 01/09/38 (a)	976,074	367,814
1.000%, 07/09/29	1,532,610	580,369
Australia Government Bonds
0.500%, 09/21/26 (AUD)	3,360,000	2,476,022
1.000%, 12/21/30 (AUD)	1,185,000	852,726
2.750%, 06/21/35 (AUD)	5,614,000	4,711,971
3.000%, 03/21/47 (AUD)	6,370,000	5,466,377
3.750%, 04/21/37 (AUD)	840,000	788,025
4.250%, 04/21/26 (AUD)	2,660,000	2,325,879
Bahrain Government International Bonds
5.625%, 09/30/31 (144A)	2,374,000	2,403,675
6.000%, 09/19/44	3,381,000	3,205,188
6.250%, 01/25/51	632,000	600,400
7.000%, 10/12/28	1,187,000	1,330,772
7.375%, 05/14/30 (144A)	712,000	803,563
Bundesrepublik Deutschland Bundesanleihe
Zero Coupon, 08/15/30 (EUR)	7,621,000	9,284,982
Zero Coupon, 08/15/50 (EUR)	4,750,000	5,177,240
4.750%, 07/04/34 (EUR)	1,775,000	3,465,841
Canada Housing Trust
1.800%, 12/15/24 (144A) (CAD)	5,875,000	4,885,786
1.950%, 12/15/25 (144A) (CAD)	7,160,000	5,981,511
2.900%, 06/15/24 (144A) (CAD)	10,640,000	9,116,787
Canadian Government Bond 0.250%, 03/01/26 (CAD)	2,990,000	2,332,157
Colombia Government International Bonds
3.125%, 04/15/31	1,628,000	1,593,063
3.250%, 04/22/32	3,741,000	3,664,160
3.875%, 04/25/27	3,711,000	3,940,451
5.000%, 06/15/45	1,296,000	1,376,611
Colombian TES 5.750%, 11/03/27 (COP)	7,353,600,000	1,876,352
Commonwealth of Bahamas 8.950%, 10/15/32	1,858,000	2,104,185
Deutsche Bundesrepublik Inflation Linked Bond 0.100%, 04/15/26 (EUR) (b)	7,433,655	9,645,114
Dominican Republic International Bonds
4.875%, 09/23/32	605,000	623,150
5.875%, 04/18/24	1,530,000	1,625,625
5.875%, 01/30/60 (144A)	1,084,000	1,080,206
5.875%, 01/30/60	150,000	149,475
5.950%, 01/25/27	1,746,000	1,963,377
6.400%, 06/05/49	255,000	274,125
6.500%, 02/15/48	3,284,000	3,582,844
Ecuador Government International Bonds
Zero Coupon, 07/31/30 (144A)	711,514	392,222
0.500%, 07/31/30 (144A) (a)	2,629,428	2,241,614
0.500%, 07/31/30 (a)	214,321	182,711

Sovereign—(Continued)
Ecuador Government International Bonds
0.500%, 07/31/35 (144A) (a)	3,232,778	2,214,453
0.500%, 07/31/35 (a)	1,284,768	880,066
0.500%, 07/31/40 (144A) (a)	2,169,604	1,342,442
Egypt Government International Bonds
3.875%, 02/16/26 (144A)	1,031,000	1,013,473
5.625%, 04/16/30 (EUR)	1,145,000	1,362,775
5.875%, 02/16/31	603,000	585,513
5.875%, 02/16/31 (144A)	910,000	883,610
7.053%, 01/15/32	577,000	591,137
7.500%, 01/31/27	1,320,000	1,481,700
7.500%, 02/16/61 (144A)	809,000	757,143
8.500%, 01/31/47	4,152,000	4,323,270
8.875%, 05/29/50	939,000	1,010,516
8.875%, 05/29/50 (144A)	670,000	721,029
El Salvador Government International Bonds
5.875%, 01/30/25	876,000	808,110
6.375%, 01/18/27	1,323,000	1,194,008
7.125%, 01/20/50 (144A)	552,000	469,200
7.125%, 01/20/50	3,835,000	3,259,750
7.650%, 06/15/35	195,000	177,957
7.750%, 01/24/23	1,785,000	1,763,044
Finance Department Government of Sharjah 4.000%, 07/28/50 (144A)	499,000	457,224
Finland Government Bond 0.500%, 09/15/27 (144A) (EUR)	1,949,000	2,435,388
French Republic Government Bond OAT 0.100%, 03/01/26 (144A) (EUR) (b)	7,479,687	9,646,145
0.500%, 06/25/44 (144A) (EUR)	1,751,000	1,982,684
1.000%, 05/25/27 (EUR)	8,195,000	10,482,356
1.250%, 05/25/34 (EUR)	511,900	679,751
Gabon Government International Bond
6.625%, 02/06/31	823,000	828,741
6.950%, 06/16/25	3,395,000	3,675,087
Ghana Government International Bonds
7.625%, 05/16/29	490,000	495,200
7.750%, 04/07/29 (144A)	571,000	583,134
7.875%, 03/26/27	2,105,000	2,223,511
7.875%, 02/11/35 (144A)	1,374,000	1,353,390
7.875%, 02/11/35	400,000	394,000
8.125%, 03/26/32	650,000	658,524
8.625%, 04/07/34 (144A)	1,196,000	1,233,722
8.627%, 06/16/49	1,887,000	1,813,879
8.750%, 03/11/61 (144A)	233,000	223,680
8.950%, 03/26/51	1,985,000	1,960,624
Honduras Government International Bond 7.500%, 03/15/24	1,670,000	1,785,063
Indonesia Government International Bonds
1.100%, 03/12/33 (EUR)	546,000	632,394
2.850%, 02/14/30	1,163,000	1,205,794
4.125%, 01/15/25	5,170,000	5,705,115
Indonesia Treasury Bond 7.250%, 02/15/26 (IDR)	44,551,000,000	3,282,548
Ireland Government Bond Zero Coupon, 10/18/31 (EUR)	5,329,000	6,212,642

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Italy Buoni Poliennali Del Tesoro
0.250%, 03/15/28 (144A) (EUR)	13,510,000	$15,855,717
0.500%, 07/15/28 (144A) (EUR)	5,578,000	6,633,044
0.950%, 09/15/27 (144A) (EUR)	11,360,000	13,987,051
1.500%, 04/30/45 (144A) (EUR)	2,198,000	2,530,957
Ivory Coast Government International Bonds
4.875%, 01/30/32 (EUR)	230,000	272,423
5.375%, 07/23/24	1,503,000	1,613,861
5.875%, 10/17/31 (144A) (EUR)	460,000	586,299
5.875%, 10/17/31 (EUR)	410,000	522,571
6.125%, 06/15/33	3,596,000	3,792,485
6.375%, 03/03/28	1,879,000	2,066,900
6.625%, 03/22/48 (EUR)	401,000	498,071
Jamaica Government International Bonds
7.625%, 07/09/25	2,620,000	3,022,196
7.875%, 07/28/45	1,180,000	1,646,100
Japan Government Ten Year Bonds
0.100%, 06/20/30 (JPY)	1,958,900,000	17,764,549
0.100%, 09/20/30 (JPY)	345,150,000	3,126,684
Japan Government Thirty Year Bonds
0.400%, 12/20/49 (JPY)	1,010,950,000	8,468,521
0.500%, 03/20/49 (JPY)	50,150,000	434,727
0.600%, 09/20/50 (JPY)	565,900,000	4,981,519
Japan Government Twenty Year Bond 0.500%, 09/20/36 (JPY)	3,323,550,000	30,923,569
Kazakhstan Government International Bond 5.125%, 07/21/25	1,084,000	1,258,795
Kenya Government International Bond 6.875%, 06/24/24	2,510,000	2,758,289
Kingdom of Belgium Government Bond 1.450%, 06/22/37 (144A) (EUR)	2,803,000	3,833,354
Korea Treasury Bonds
1.250%, 03/10/26 (KRW)	11,797,020,000	10,234,348
1.375%, 12/10/29 (KRW)	6,303,790,000	5,305,803
1.500%, 12/10/30 (KRW)	5,235,390,000	4,412,112
Lebanon Government International Bonds
6.000%, 01/27/23 (c)	6,653,000	836,748
6.200%, 02/26/25 (c)	461,000	57,680
6.650%, 11/03/28 (c)	2,006,000	251,320
Malaysia Government Bond 4.498%, 04/15/30 (MYR)	8,253,000	2,171,417
Mexican Bonos
7.750%, 05/29/31 (MXN)	166,317,200	8,806,785
8.000%, 11/07/47 (MXN)	69,071,000	3,649,876
Mexico Government International Bonds
3.375%, 02/23/31 (EUR)	1,795,000	2,471,417
5.000%, 04/27/51	1,334,000	1,513,423
Mongolia Government International Bond 5.625%, 05/01/23	1,921,000	2,029,056
Nigeria Government International Bonds
6.500%, 11/28/27	1,546,000	1,638,760
7.625%, 11/28/47	2,673,000	2,671,738
7.875%, 02/16/32	1,673,000	1,800,984
Oman Government International Bonds
4.875%, 02/01/25	1,622,000	1,697,828
5.625%, 01/17/28	340,000	357,041

Sovereign—(Continued)
Oman Government International Bonds
6.250%, 01/25/31 (144A)	1,129,000	1,211,790
6.500%, 03/08/47	1,170,000	1,143,535
6.750%, 01/17/48	4,634,000	4,605,037
Pakistan Government International Bonds
6.875%, 12/05/27	1,144,000	1,187,291
7.375%, 04/08/31	216,000	222,210
Panama Bonos del Tesoro 3.362%, 06/30/31	1,759,000	1,755,152
Panama Government International Bonds
3.160%, 01/23/30	2,580,000	2,705,801
8.875%, 09/30/27	3,275,000	4,509,380
Paraguay Government International Bonds
4.950%, 04/28/31 (144A)	650,000	745,882
5.400%, 03/30/50 (144A)	359,000	418,504
Perusahaan Penerbit SBSN Indonesia III 4.150%, 03/29/27	570,000	638,828
Peruvian Government International Bonds
2.780%, 12/01/60	1,734,000	1,543,329
2.783%, 01/23/31	3,457,000	3,521,853
3.230%, 07/28/21 (d)	810,000	709,609
Philippine Government International Bond 3.200%, 07/06/46	1,404,000	1,402,233
Province of Ontario Canada 2.600%, 06/02/27 (CAD)	1,645,000	1,410,446
Province of Quebec Canada 2.750%, 09/01/27 (CAD)	3,225,000	2,797,472
Qatar Government International Bonds
4.400%, 04/16/50 (144A)	1,538,000	1,871,974
4.500%, 04/23/28	3,018,000	3,561,240
4.817%, 03/14/49	980,000	1,260,525
5.103%, 04/23/48	2,151,000	2,855,668
Republic of Austria Government Bond 0.500%, 02/20/29 (144A) (EUR)	4,403,000	5,497,104
Republic of Azerbaijan International Bond 4.750%, 03/18/24	672,000	728,439
Republic of South Africa Government International Bonds
5.000%, 10/12/46	316,000	299,410
5.650%, 09/27/47	881,000	897,299
5.750%, 09/30/49 (d)	3,541,000	3,618,690
8.000%, 01/31/30 (ZAR)	92,219,220	6,123,914
Russian Federal Bond - OFZ 7.950%, 10/07/26 (RUB)	293,984,000	4,202,218
Russian Foreign Bond - Eurobonds
4.250%, 06/23/27	800,000	893,008
4.375%, 03/21/29	3,200,000	3,604,064
4.750%, 05/27/26	4,000,000	4,545,000
5.250%, 06/23/47	5,200,000	6,531,554
5.625%, 04/04/42	200,000	256,750
5.875%, 09/16/43	400,000	533,510
Saudi Government International Bonds
3.250%, 10/22/30 (144A)	689,000	741,536
5.250%, 01/16/50	1,357,000	1,775,352
Senegal Government International Bond 6.750%, 03/13/48	2,204,000	2,221,323

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Serbia International Bond 2.125%, 12/01/30 (144A)	385,000	$364,788
Spain Government Bonds
1.200%, 10/31/40 (144A) (EUR)	5,745,000	6,910,409
4.200%, 01/31/37 (144A) (EUR)	3,179,000	5,627,109
Sri Lanka Government International Bonds
6.850%, 11/03/25	1,370,000	911,050
7.850%, 03/14/29	756,000	476,280
Thailand Government Bond 2.875%, 12/17/28 (THB)	92,220,000	3,179,292
Turkey Government International Bonds
4.750%, 01/26/26	2,882,000	2,833,928
4.875%, 04/16/43	5,286,000	4,204,696
5.875%, 06/26/31	753,000	730,787
Ukraine Government International Bonds
1.258%, 05/31/40 (e)	2,130,000	2,524,050
6.750%, 06/20/26 (144A) (EUR)	442,000	571,533
6.876%, 05/21/29 (144A)	1,073,000	1,113,431
7.253%, 03/15/33 (144A)	407,000	423,769
7.253%, 03/15/33	660,000	687,193
7.375%, 09/25/32	2,115,000	2,222,713
7.750%, 09/01/24	4,083,000	4,453,843
7.750%, 09/01/26	1,945,000	2,146,724
9.750%, 11/01/28	320,000	381,189
United Kingdom Gilt
1.250%, 10/22/41 (GBP)	4,080,000	5,678,352
1.750%, 09/07/37 (GBP)	4,413,590	6,675,311
Uruguay Government International Bonds
4.375%, 01/23/31	676,097	786,646
4.975%, 04/20/55	592,005	763,094
Zambia Government International Bond 8.970%, 07/30/27	1,384,000	868,347

Total Foreign Government (Cost $519,300,261)		518,674,557

Corporate Bonds & Notes—29.8%

Aerospace/Defense—0.4%
Embraer Netherlands Finance B.V.
5.400%, 02/01/27	1,342,000	1,430,089
6.950%, 01/17/28 (144A)	802,000	917,287
6.950%, 01/17/28	396,000	452,925
TransDigm, Inc. 6.250%, 03/15/26 (144A)	570,000	601,350

		3,401,651

Agriculture—0.4%
Altria Group, Inc. 3.125%, 06/15/31 (EUR)	1,100,000	1,500,162
BAT International Finance plc 6.000%, 11/24/34 (GBP)	305,000	550,453
BAT Netherlands Finance B.V. 3.125%, 04/07/28 (EUR)	425,000	573,418

Agriculture—(Continued)
Imperial Brands Finance Netherlands B.V. 1.750%, 03/18/33 (EUR)	1,001,000	1,195,588

		3,819,621

Apparel—0.1%
Levi Strauss & Co. 3.375%, 03/15/27 (EUR)	915,000	1,116,812

Auto Manufacturers—0.8%
BMW Finance NV 1.000%, 08/29/25 (EUR)	935,000	1,159,760
Dongfeng Motor Hong Kong International Co., Ltd. 1.150%, 10/23/21 (EUR)	337,000	400,321
Ford Motor Credit Co. LLC 3.021%, 03/06/24 (EUR)	850,000	1,056,290
Harley-Davidson Financial Services, Inc. 0.900%, 11/19/24 (EUR)	1,070,000	1,296,597
Nissan Motor Co., Ltd. 4.345%, 09/17/27 (144A)	700,000	769,465
Volkswagen International Finance NV
1.875%, 03/30/27 (EUR)	900,000	1,158,210
Volkswagen Leasing GmbH 1.125%, 04/04/24 (EUR)	780,000	953,449

		6,794,092

Auto Parts & Equipment—0.1%
Schaeffler AG 2.750%, 10/12/25 (EUR)	700,000	886,052

Banks—5.8%
Banco Bilbao Vizcaya Argentaria S.A. 5.875%, 5Y EUR Swap + 5.660%, 09/24/23 (EUR) (e)	1,200,000	1,536,732
Banco de Credito del Peru 3.125%, 5Y H15 + 3.000%, 07/01/30 (144A) (e)	522,000	519,207
Banco Nacional de Panama 2.500%, 08/11/30 (144A)	852,000	825,188
Banco Santander S.A.
1.125%, 06/23/27 (EUR)	900,000	1,111,704
6.750%, 5Y EUR Swap + 6.803%, 04/25/22 (EUR) (e)	900,000	1,112,530
Bangkok Bank PCL 3.733%, 5Y H15 + 1.900%, 09/25/34 (144A) (e)	955,000	989,829
Bank of America Corp. 1.776%, 3M EURIBOR + 1.200%, 05/04/27 (EUR) (e)	1,464,000	1,867,245
BNP Paribas S.A. 3.375%, 01/23/26 (GBP)	795,000	1,200,510
CaixaBank S.A. 0.375%, 3M EURIBOR + 0.850%, 11/18/26 (EUR) (e)	1,000,000	1,186,983
Citigroup, Inc.
1.500%, 3M EURIBOR + 1.074%, 07/24/26 (EUR) (e)	1,290,000	1,609,770
1.750%, 10/23/26 (GBP)	605,000	856,210
Commonwealth Bank of Australia 1.936%, 5Y EUR Swap + 1.450%, 10/03/29 (EUR) (e)	955,000	1,185,433
Cooperatieve Rabobank UA
3.250%, 5Y EUR Swap + 3.702%, 12/29/26 (EUR) (e)	400,000	490,308
4.375%, 5Y EUR Swap + 4.679%, 06/29/27 (EUR) (e)	600,000	788,372

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Cooperatieve Rabobank UA
4.625%, 05/23/29 (GBP)	625,000	$1,029,343
Credit Suisse Group AG
1.250%, 1Y EUR Swap + 0.750%, 07/17/25 (EUR) (e)	1,265,000	1,539,408
2.750%, 08/08/25 (GBP)	535,000	781,367
7.500%, 5Y USD Swap + 4.598%, 12/11/23 (144A) (e)	1,003,000	1,112,668
Danske Bank A/S 2.250%, 1Y UKG + 1.650%, 01/14/28 (GBP) (e)	960,000	1,362,394
Deutsche Bank AG 3.875%, 02/12/24 (GBP)	800,000	1,184,054
Dexia Credit Local S.A. 0.625%, 02/03/24 (EUR)	3,000,000	3,652,883
Goldman Sachs Group, Inc. (The)
1.250%, 05/01/25 (EUR)	900,000	1,102,992
3.375%, 03/27/25 (EUR)	400,000	531,648
5.300%, 3M LIBOR + 3.834%, 11/10/26 (e)	58,000	65,024
HSBC Holdings plc
6.000%, 5Y EUR Swap + 5.338%, 09/29/23 (EUR) (e)	1,414,000	1,836,972
6.375%, 5Y USD ICE Swap + 4.368%, 03/30/25 (e)	891,000	993,287
ING Groep NV
3.000%, 02/18/26 (GBP)	1,100,000	1,645,769
6.500%, 5Y USD Swap + 4.446%, 04/16/25 (e)	201,000	224,055
6.750%, 5Y USD ICE Swap + 4.204%, 04/16/24 (e)	2,500,000	2,756,250
6.875%, 5Y USD ICE Swap + 5.124%, 04/16/22 (e)	820,000	851,980
Intesa Sanpaolo S.p.A. 6.625%, 09/13/23 (EUR)	865,000	1,160,591
JPMorgan Chase & Co. 1.090%, 3M EURIBOR + 0.760%, 03/11/27 (EUR) (e)	1,400,000	1,727,667
Morgan Stanley
0.406%, 3M EURIBOR + 0.698%, 10/29/27 (EUR) (e)	1,385,000	1,647,338
0.497%, 3M EURIBOR + 0.720%, 02/07/31 (EUR) (e)	500,000	581,992
1.342%, 3M EURIBOR + 0.834%, 10/23/26 (EUR) (e)	434,000	540,506
Natwest Group plc
2.000%, 3M EURIBOR + 1.737%, 03/04/25 (EUR) (e)	900,000	1,121,729
2.467%, 3M LIBOR + 2.320%, 09/30/27 (e)	1,300,000	1,288,625
Standard Chartered plc 1.696%, 3M LIBOR + 1.510%, 01/30/27 (144A) (e)	1,000,000	965,000
Swedbank AB 6.000%, 5Y USD Swap + 4.106%, 03/17/22 (e)	800,000	823,000
Truist Financial Corp. 5.100%, 10Y H15 + 4.349%, 03/01/30 (e)	880,000	988,900
Turkiye Vakiflar Bankasi TAO 6.500%, 01/08/26 (144A)	533,000	545,152
UniCredit S.p.A. 1.200%, 3M EURIBOR + 1.350%, 01/20/26 (EUR) (e)	1,205,000	1,457,780
Wells Fargo & Co.
1.338%, 3M EURIBOR + 1.670%, 05/04/25 (EUR) (e)	975,000	1,198,304
2.000%, 07/28/25 (GBP)	400,000	572,797

		50,569,496

Beverages—0.1%
Central American Bottling Corp. 5.750%, 01/31/27 (144A)	826,000	864,041

Building Materials—0.2%
Cemex S.A.B. de C.V.
3.875%, 07/11/31 (144A)	730,000	742,045
5.125%, 5Y H15 + 4.534%, 06/08/26 (144A) (e)	538,000	555,323
7.375%, 06/05/27 (144A)	267,000	301,390

		1,598,758

Chemicals—0.6%
Alpek S.A.B. de C.V. 3.250%, 02/25/31 (144A)	303,000	306,639
Braskem Idesa SAPI 7.450%, 11/15/29	1,833,000	1,942,998
Braskem Netherlands Finance B.V. 4.500%, 01/10/28	949,000	999,961
INEOS Quattro Finance 2 plc 2.500%, 01/15/26 (144A) (EUR)	940,000	1,124,358
Solvay S.A. 2.500%, 5Y EUR Swap + 2.977%, 12/02/25 (EUR) (e)	500,000	611,403

		4,985,359

Coal—0.1%
Indika Energy Capital IV Pte, Ltd. 8.250%, 10/22/25 (144A)	1,039,000	1,103,314

Commercial Services—0.6%
Autopistas del Sol S.A.
7.375%, 12/30/30	857,954	879,411
DP World Crescent, Ltd. 4.848%, 09/26/28	576,000	662,091
DP World plc
4.700%, 09/30/49	302,000	334,465
5.625%, 09/25/48	665,000	830,386
Intertrust Group B.V. 3.375%, 11/15/25 (EUR)	925,000	1,118,755
Square, Inc. 2.750%, 06/01/26 (144A)	938,000	954,415
TransJamaican Highway, Ltd. 5.750%, 10/10/36 (144A)	767,521	761,189

		5,540,712

Distribution/Wholesale—0.1%
H&E Equipment Services, Inc. 3.875%, 12/15/28 (144A)	823,000	809,832

Diversified Financial Services—0.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.450%, 04/03/26	165,000	181,205
Aircastle, Ltd.
2.850%, 01/26/28 (144A)	497,000	499,457
4.125%, 05/01/24	190,000	202,587
4.250%, 06/15/26	49,000	53,210
5.250%, 08/11/25 (144A)	480,000	539,155
Aviation Capital Group LLC
3.500%, 11/01/27 (144A)	214,000	224,847
4.375%, 01/30/24 (144A) (d)	459,000	492,286

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
GE Capital European Funding Unlimited Co. 4.625%, 02/22/27 (EUR)	300,000	$440,848
Intercorp Financial Services, Inc. 4.125%, 10/19/27	745,000	742,579
Intercorp Peru, Ltd.
3.875%, 08/15/29 (144A)	303,000	293,304
3.875%, 08/15/29	200,000	193,600
Lincoln Financing Sarl 3.625%, 04/01/24 (144A) (EUR)	206,000	246,770

		4,109,848

Electric—3.8%
Abu Dhabi National Energy Co. PJSC 4.000%, 10/03/49 (144A)	1,200,000	1,369,488
AES Gener S.A. 6.350%, 5Y H15 + 4.917%, 10/07/79 (144A) (e)	457,000	487,390
AES Panama Generation Holdings SRL 4.375%, 05/31/30 (144A)	817,000	853,892
Cemig Geracao e Transmissao S.A. 9.250%, 12/05/24	837,000	964,651
Chile Electricity PEC S.p.A. Zero Coupon, 01/25/28 (144A) (d)	957,000	778,759
Colbun S.A.
3.950%, 10/11/27	200,000	218,252
4.500%, 07/10/24	722,000	780,670
Comision Federal de Electricidad
3.348%, 02/09/31 (144A) (d)	1,520,000	1,507,840
4.677%, 02/09/51 (144A)	485,000	468,030
Consorcio Transmantaro S.A. 4.700%, 04/16/34	785,000	867,817
E.ON International Finance B.V. 1.250%, 10/19/27 (EUR)	755,000	952,034
EDP Finance B.V. 0.375%, 09/16/26 (EUR)	1,200,000	1,436,810
Empresa de Transmision Electrica S.A. 5.125%, 05/02/49	454,000	503,945
Empresas Publicas de Medellin E.S.P. 4.250%, 07/18/29 (144A)	897,000	888,030
Enel Finance International NV 5.750%, 09/14/40 (GBP)	500,000	1,042,634
Enel Generacion Chile S.A. 4.250%, 04/15/24	749,000	801,223
Engie Energia Chile S.A. 3.400%, 01/28/30 (144A)	1,576,000	1,615,400
Eskom Holdings SOC, Ltd.
6.350%, 08/10/28	2,382,000	2,649,975
6.750%, 08/06/23	1,051,000	1,097,559
7.125%, 02/11/25 (144A)	286,000	301,730
7.125%, 02/11/25	2,061,000	2,174,355
Iberdrola International B.V. 1.450%, 5Y EUR Swap + 1.832%, 11/09/26 (EUR) (e)	700,000	837,288
Light Servicos de Eletricidade S.A./Light Energia S.A. 7.250%, 05/03/23	897,000	929,749
NextEra Energy Capital Holdings, Inc. 1.900%, 06/15/28	267,000	269,868

Electric—(Continued)
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
3.875%, 07/17/29 (144A)	988,000	1,044,810
5.450%, 05/21/28	1,537,000	1,790,605
SSE plc
0.875%, 09/06/25 (EUR)	1,005,000	1,232,320
8.375%, 11/20/28 (GBP)	695,000	1,407,980
Trinidad Generation UnLtd 5.250%, 11/04/27	962,000	991,341
Vattenfall AB 3.000%, 5Y EUR Swap + 2.511%, 03/19/77 (EUR) (e)	930,000	1,188,244
Zorlu Yenilenebilir Enerji AS 9.000%, 06/01/26 (144A)	1,211,000	1,207,580

		32,660,269

Energy-Alternate Sources—0.2%
Empresa Electrica Cochrane S.p.A.
5.500%, 05/14/27 (144A)	207,839	215,393
5.500%, 05/14/27	987,236	1,023,115
Investment Energy Resources, Ltd. 6.250%, 04/26/29 (144A)	277,000	299,506

		1,538,014

Engineering & Construction—0.6%
Aeropuerto Internacional de Tocumen S.A. 6.000%, 11/18/48	1,873,862	2,036,458
Bioceanico Sovereign Certificate, Ltd. Zero Coupon, 06/05/34 (144A)	919,203	677,912
Heathrow Funding, Ltd. 6.750%, 12/03/28 (GBP)	600,000	1,048,024
Rutas 2 and 7 Finance, Ltd. Zero Coupon, 09/30/36 (144A)	650,000	469,625
State Agency of Roads of Ukraine 6.250%, 06/24/28 (144A)	1,144,000	1,142,501

		5,374,520

Food—0.1%
BRF GmbH 4.350%, 09/29/26	421,000	442,576
BRF S.A.
4.875%, 01/24/30	422,000	443,100
5.750%, 09/21/50 (144A)	323,000	331,237

		1,216,913

Forest Products & Paper—0.5%
Inversiones CMPC S.A.
3.850%, 01/13/30 (144A)	1,856,000	1,979,443
4.375%, 05/15/23	301,000	315,601
4.375%, 04/04/27	662,000	734,827
Suzano Austria GmbH 3.750%, 01/15/31	616,000	646,030
WEPA Hygieneprodukte GmbH
2.875%, 12/15/27 (144A) (EUR)	197,000	230,673
2.875%, 12/15/27 (EUR)	570,000	667,429

		4,574,003

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Gas—0.1%
Grupo Energia Bogota S.A. ESP 4.875%, 05/15/30 (144A)	501,000	$544,838

Healthcare-Products—0.1%
Avantor Funding, Inc.
2.625%, 11/01/25 (144A) (EUR)	524,000	635,785
2.625%, 11/01/25 (EUR)	225,000	273,000

		908,785

Healthcare-Services—0.2%
IQVIA, Inc. 2.875%, 06/15/28 (144A) (EUR)	918,000	1,121,261
Tenet Healthcare Corp. 4.625%, 07/15/24	700,000	710,290

		1,831,551

Home Builders—0.1%
MDC Holdings, Inc. 6.000%, 01/15/43	771,000	993,588

Insurance—1.0%
Assicurazioni Generali S.p.A. 5.500%, 3M EURIBOR + 5.350%, 10/27/47 (EUR) (e)	700,000	1,022,259
Chubb INA Holdings, Inc.
0.300%, 12/15/24 (EUR)	704,000	842,046
0.875%, 06/15/27 (EUR)	452,000	555,290
CNP Assurances
2.500%, 3M EURIBOR + 3.650%, 06/30/51 (EUR) (e)	300,000	380,325
4.500%, 3M EURIBOR + 4.600%, 06/10/47 (EUR) (e)	800,000	1,137,144
Credit Agricole Assurances S.A. 4.750%, 5Y EUR Swap + 5.350%, 09/27/48 (EUR) (e)	600,000	868,453
Liberty Mutual Group, Inc. 3.625%, 5Y EUR Swap + 3.700%, 05/23/59 (EUR) (e)	695,000	858,123
Nationwide Mutual Insurance Co. 9.375%, 08/15/39 (144A)	567,000	987,622
Principal Financial Group, Inc. 3.200%, 3M LIBOR + 3.044%, 05/15/55 (d) (e)	300,000	298,350
Prudential Financial, Inc. 5.200%, 3M LIBOR + 3.040%, 03/15/44 (e)	642,000	688,964
Voya Financial, Inc. 5.650%, 3M LIBOR + 3.580%, 05/15/53 (e)	589,000	630,230

		8,268,806

Internet—0.6%
Baidu, Inc. 3.075%, 04/07/25	284,000	299,890
Netflix, Inc.
3.625%, 05/15/27 (EUR)	300,000	409,026
4.625%, 05/15/29 (EUR)	492,000	728,507
Prosus NV 3.680%, 01/21/30 (144A)	1,951,000	2,083,490
Weibo Corp. 3.375%, 07/08/30	1,818,000	1,897,664

		5,418,577

Investment Companies—0.7%
Huarong Finance Co., Ltd.
3.250%, 11/13/24	400,000	295,000
3.750%, 04/27/22	470,000	392,450
3.750%, 05/29/24	208,000	153,400
4.500%, 05/29/29	288,000	198,720
Huarong Finance II Co., Ltd.
4.625%, 06/03/26	416,000	291,200
4.875%, 11/22/26	294,000	205,800
5.000%, 11/19/25	699,000	503,280
5.500%, 01/16/25	1,457,000	1,078,180
JAB Holdings B.V. 1.000%, 12/20/27 (EUR)	900,000	1,092,329
MDC-GMTN B.V. 4.500%, 11/07/28	1,356,000	1,577,608

		5,787,967

Iron/Steel—0.1%
CSN Resources S.A. 4.625%, 06/10/31 (144A)	677,000	691,210

Leisure Time—0.1%
Carnival plc 1.000%, 10/28/29 (EUR)	798,000	775,775

Lodging—0.1%
Las Vegas Sands Corp. 3.900%, 08/08/29	978,000	1,041,190

Machinery-Diversified—0.2%
Colfax Corp. 3.250%, 05/15/25 (EUR)	770,000	919,985
Vertical Midco Gmbh 4.375%, 07/15/27 (144A) (EUR)	1,000,000	1,238,291

		2,158,276

Media—0.4%
CCO Holdings LLC / CCO Holdings Capital Corp.
4.500%, 08/15/30 (144A)	162,000	168,677
4.500%, 06/01/33 (144A)	577,000	590,421
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
4.800%, 03/01/50	107,000	122,895
5.125%, 07/01/49	502,000	597,832
Discovery Communications LLC
4.650%, 05/15/50	181,000	211,807
5.200%, 09/20/47	613,000	761,829
5.300%, 05/15/49	264,000	333,879
Globo Comunicacao e Participacoes S.A. 4.875%, 01/22/30 (144A)	421,000	434,687

		3,222,027

Mining—1.1%
Corp. Nacional del Cobre de Chile
3.000%, 09/30/29 (144A)	1,605,000	1,667,033

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Mining—(Continued)
Corp. Nacional del Cobre de Chile
3.150%, 01/14/30	369,000	$387,053
3.750%, 01/15/31 (144A) (d)	203,000	221,028
Gold Fields Orogen Holdings BVI, Ltd. 5.125%, 05/15/24 (144A)	407,000	443,300
Indonesia Asahan Aluminium Persero PT
5.450%, 05/15/30 (144A)	335,000	389,230
5.800%, 05/15/50 (144A) (d)	534,000	630,120
Minsur S.A. 6.250%, 02/07/24	361,000	385,920
Nexa Resources S.A. 6.500%, 01/18/28	2,560,000	2,887,706
Vedanta Resources Finance II plc 13.875%, 01/21/24	908,000	993,806
Volcan Cia Minera SAA
4.375%, 02/11/26	1,387,000	1,373,130
4.375%, 02/11/26 (144A)	385,000	381,150

		9,759,476

Miscellaneous Manufacturing—0.2%
Bombardier, Inc. 7.500%, 03/15/25 (144A)	1,000,000	1,028,350
General Electric Co. 1.875%, 05/28/27 (EUR)	111,000	141,904
Wabtec Transportation Netherlands B.V. 1.250%, 12/03/27 (EUR)	456,000	545,164

		1,715,418

Oil & Gas—5.8%
BP Capital Markets plc
3.625%, 5Y EUR Swap + 4.120%, 03/22/29 (EUR) (e)	875,000	1,128,129
Devon Energy Corp. 5.600%, 07/15/41	985,000	1,217,927
Ecopetrol S.A.
6.875%, 04/29/30	1,526,000	1,841,897
7.375%, 09/18/43	1,645,000	2,027,479
Eni S.p.A. 3.375%, 5Y EUR Swap + 3.641%, 07/13/29 (EUR) (e)	935,000	1,176,960
Gran Tierra Energy International Holdings, Ltd. 6.250%, 02/15/25	2,245,000	1,992,460
Gran Tierra Energy, Inc.
7.750%, 05/23/27 (144A)	355,000	315,066
7.750%, 05/23/27	482,000	427,780
Hunt Oil Co. of Peru LLC Sucursal Del Peru 6.375%, 06/01/28	834,000	879,870
KazMunayGas National Co. JSC 5.750%, 04/19/47	1,179,000	1,471,934
Kosmos Energy, Ltd. 7.500%, 03/01/28 (144A) (d)	545,000	538,187
Leviathan Bond, Ltd.
6.125%, 06/30/25 (144A)	324,995	357,088
6.750%, 06/30/30 (144A)	531,793	599,597
Medco Oak Tree Pte, Ltd. 7.375%, 05/14/26 (144A) (d)	622,000	679,535

Oil & Gas—(Continued)
NAK Naftogaz Ukraine via Kondor Finance plc 7.625%, 11/08/26 (144A)	505,000	521,925
Oil and Gas Holding Co. BSCC (The)
7.500%, 10/25/27	1,830,000	2,042,829
7.625%, 11/07/24	1,079,000	1,206,570
Pertamina Persero PT
5.625%, 05/20/43	607,000	710,369
6.000%, 05/03/42	1,299,000	1,591,483
6.450%, 05/30/44	684,000	891,138
6.500%, 05/27/41	744,000	958,158
Petrobras Global Finance B.V.
5.500%, 06/10/51	584,000	584,204
6.900%, 03/19/49 (d)	432,000	515,052
8.750%, 05/23/26	888,000	1,140,636
Petroleos Mexicanos
5.950%, 01/28/31	2,861,000	2,779,461
6.500%, 03/13/27	2,524,000	2,664,082
6.750%, 09/21/47	2,808,000	2,485,080
6.840%, 01/23/30	1,563,000	1,610,671
6.950%, 01/28/60	4,584,000	4,056,382
7.690%, 01/23/50	1,488,000	1,432,200
PTTEP Treasury Center Co., Ltd. 3.903%, 12/06/59 (144A)	376,000	402,030
Qatar Petroleum 3.300%, 07/12/51 (144A)	977,000	977,000
Seplat Petroleum Development Co. 7.750%, 04/01/26 (144A)	966,000	1,007,306
SierraCol Energy Andina LLC 6.000%, 06/15/28 (144A) (d)	400,000	404,880
Sinopec Group Overseas Development, Ltd. 2.700%, 05/13/30	1,903,000	1,964,016
State Oil Co. of the Azerbaijan Republic 6.950%, 03/18/30	701,000	882,461
Suncor Energy, Inc.
6.500%, 06/15/38	248,000	350,853
6.850%, 06/01/39	252,000	370,230
Tengizchevroil Finance Co. International, Ltd.
3.250%, 08/15/30 (144A)	552,000	561,991
3.250%, 08/15/30	730,000	743,213
TotalEnergies SE 2.625%, 5Y EUR Swap + 2.148%, 02/26/25 (EUR) (e)	665,000	833,164
Tullow Oil plc 10.250%, 05/15/26 (144A)	1,440,000	1,510,992
UGI International LLC 3.250%, 11/01/25 (EUR)	510,000	617,492

		50,469,777

Packaging & Containers—0.3%
Ardagh Metal Packaging Finance USA LLC
2.000%, 09/01/28 (144A) (EUR)	945,000	1,121,094
3.250%, 09/01/28 (144A)	579,000	577,323
Klabin Austria GmbH
3.200%, 01/12/31	465,000	456,230
3.200%, 01/12/31 (144A)	535,000	524,910

		2,679,557

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—0.3%
Bayer AG 0.375%, 07/06/24 (EUR)	1,200,000	$1,438,279
Cheplapharm Arzneimittel GmbH 3.500%, 02/11/27 (144A) (EUR)	153,000	183,213
Grifols S.A. 1.625%, 02/15/25 (144A) (EUR)	817,000	976,508

		2,598,000

Pipelines—0.8%
Energy Transfer L.P. 6.250%, 04/15/49	1,050,000	1,377,859
GNL Quintero S.A. 4.634%, 07/31/29	864,000	941,760
Oleoducto Central S.A. 4.000%, 07/14/27 (144A) (d)	260,000	268,247
Peru LNG Srl 5.375%, 03/22/30	1,972,000	1,700,850
Southern Gas Corridor CJSC 6.875%, 03/24/26	454,000	542,621
Transportadora de Gas Internacional S.A. ESP 5.550%, 11/01/28	854,000	952,218
Western Midstream Operating L.P. 5.300%, 02/01/30	860,000	963,204

		6,746,759

Real Estate—0.1%
ADLER Group S.A. 3.250%, 08/05/25 (EUR)	900,000	1,100,938

Real Estate Investment Trusts—0.7%
CyrusOne L.P. / CyrusOne Finance Corp. 1.450%, 01/22/27 (EUR)	354,000	427,664
Digital Euro Finco LLC 2.500%, 01/16/26 (EUR)	1,090,000	1,419,905
Host Hotels & Resorts L.P. 3.500%, 09/15/30	1,130,000	1,185,788
MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc. 4.625%, 06/15/25 (144A)	403,000	430,553
Trust Fibra Uno
4.869%, 01/15/30	494,000	543,795
4.869%, 01/15/30 (144A)	276,000	303,821
Vornado Realty L.P. 3.400%, 06/01/31	572,000	591,410
WPC Eurobond B.V. 2.125%, 04/15/27 (EUR)	1,000,000	1,282,199

		6,185,135

Software—0.2%
Fidelity National Information Services, Inc.
0.625%, 12/03/25 (EUR)	141,000	170,771
1.000%, 12/03/28 (EUR)	149,000	181,702

Software—(Continued)
Fiserv, Inc. 1.125%, 07/01/27 (EUR)	786,000	973,232

		1,325,705

Sovereign—0.2%
CBB International Sukuk Programme Co. SPC 4.500%, 03/30/27 (144A)	1,049,000	1,101,887
Hazine Mustesarligi Varlik Kiralama A/S 5.125%, 06/22/26 (144A)	458,000	457,615

		1,559,502

Telecommunications—0.7%
AT&T, Inc.
1.600%, 05/19/28 (EUR)	685,000	870,460
2.875%, 5Y EURIBOR ICE Swap + 3.140%, 03/02/25 (EUR) (e)	400,000	482,851
CK Hutchison Group Telecom Finance S.A. 0.750%, 04/17/26 (EUR)	1,035,000	1,256,595
Deutsche Telekom International Finance B.V. 8.875%, 11/27/28 (GBP)	530,000	1,111,004
Digicel Group, Ltd. 10.000%, 04/01/24 (d) (f)	2,147,240	2,071,121

		5,792,031

Transportation—0.7%
Empresa de Transporte de Pasajeros Metro S.A.
3.650%, 05/07/30 (144A)	200,000	215,573
4.700%, 05/07/50 (144A)	986,000	1,114,180
5.000%, 01/25/47	200,000	231,000
FedEx Corp. 0.450%, 05/04/29 (EUR)	924,000	1,091,106
InPost S.A. 2.250%, 07/15/27 (144A) (EUR)	357,000	426,064
Lima Metro Line 2 Finance, Ltd.
4.350%, 04/05/36 (144A)	296,000	306,064
4.350%, 04/05/36	529,000	546,986
5.875%, 07/05/34	1,619,666	1,886,928
MV24 Capital B.V. 6.748%, 06/01/34 (144A)	361,369	400,216

		6,218,117

Total Corporate Bonds & Notes (Cost $248,988,610)		258,756,312

Asset-Backed Securities—2.6%

Asset-Backed - Other—2.6%
Ares XXXIV CLO, Ltd. 2.190%, 3M LIBOR + 2.000%, 04/17/33 (144A) (e)	1,960,584	1,962,147
Balboa Bay Loan Funding Ltd. Zero Coupon, 3M LIBOR + 1.200%, 07/20/34 (144A) (e)	1,350,416	1,350,966
Black Diamond CLO, Ltd. 1.603%, 3M LIBOR + 1.430%, 07/23/32 (144A) (e)	2,121,980	2,122,054

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Dryden 78 CLO, Ltd.
2.140%, 3M LIBOR + 1.950%, 04/17/33 (144A) (e)	3,000,000	$3,006,009
3.190%, 3M LIBOR + 3.000%, 04/17/33 (144A) (e)	272,928	273,448
Elmwood CLO IX, Ltd. 1.269%, 3M LIBOR + 1.130%, 07/20/34 (144A) (e)	563,280	563,505
Flatiron CLO 21, Ltd. 1.261%, 3M LIBOR + 1.110%, 07/19/34 (144A) (e)	1,562,322	1,562,477
3.051%, 3M LIBOR + 2.900%, 07/19/34 (144A) (e)	3,625,000	3,619,562
Neuberger Berman CLO Ltd. Zero Coupon, 3M LIBOR + 1.130%, 07/17/35 (144A) (e)	1,374,102	1,374,102
Octagon Investment Partners, Ltd. 3.276%, 3M LIBOR + 3.100%, 01/24/33 (144A) (e)	1,509,124	1,523,975
OZLM, Ltd. 1.734%, 3M LIBOR + 1.550%, 04/15/31 (144A) (e)	3,000,000	2,992,050
Pikes Peak CLO 1.322%, 3M LIBOR + 1.170%, 07/20/34 (144A) (e)	968,631	968,631
Vibrant CLO XI, Ltd. 1.558%, 3M LIBOR + 1.370%, 07/20/32 (144A) (e)	1,300,000	1,300,010

Total Asset-Backed Securities (Cost $22,558,867)		22,618,936

U.S. Treasury & Government Agencies—2.4%

Agency Sponsored Mortgage - Backed—2.4%
Connecticut Avenue Securities Trust (CMO)
2.092%, 1M LIBOR + 2.000%, 07/25/39 (144A) (e)	123,063	123,558
2.192%, 1M LIBOR + 2.100%, 09/25/39 (144A) (e)	261,295	262,533
2.192%, 1M LIBOR + 2.100%, 10/25/39 (144A) (e)	204,617	205,462
2.242%, 1M LIBOR + 2.150%, 09/25/31 (144A) (e)	968,728	975,630
2.392%, 1M LIBOR + 2.300%, 08/25/31 (144A) (e)	940,571	947,057
2.492%, 1M LIBOR + 2.400%, 04/25/31 (144A) (e)	1,644,242	1,653,270
Fannie Mae Connecticut Avenue Securities (CMO)
2.192%, 1M LIBOR + 2.100%, 03/25/31 (e)	2,039,511	2,063,138
2.342%, 1M LIBOR + 2.250%, 07/25/30 (e)	2,149,075	2,178,848
2.492%, 1M LIBOR + 2.400%, 05/25/30 (e)	2,075,849	2,104,960
3.742%, 1M LIBOR + 3.650%, 09/25/29 (e)	614,181	636,077
10.342%, 1M LIBOR + 10.250%, 01/25/29 (e)	478,354	557,779
Freddie Mac STACR Trust (CMO)
2.042%, 1M LIBOR + 1.950%, 10/25/49 (144A) (e)	198,518	199,568
2.142%, 1M LIBOR + 2.050%, 07/25/49 (144A) (e)	107,824	108,771
2.392%, 1M LIBOR + 2.300%, 10/25/48 (144A) (e)	2,000,000	2,018,068
2.442%, 1M LIBOR + 2.350%, 02/25/49 (144A) (e)	304,770	307,912
2.742%, 1M LIBOR + 2.650%, 01/25/49 (144A) (e)	4,433,470	4,497,663
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO)
2.742%, 1M LIBOR + 2.650%, 12/25/29 (e)	556,795	567,425
5.242%, 1M LIBOR + 5.150%, 11/25/28 (e)	1,610,161	1,686,217

Total U.S. Treasury & Government Agencies (Cost $20,896,143)		21,093,936

Mortgage-Backed Securities—2.0%

Collateralized Mortgage Obligations—1.9%
Bellemeade Re, Ltd.
1.692%, 1M LIBOR + 1.600%, 07/25/29 (144A) (e)	766,877	768,832

Collateralized Mortgage Obligations—(Continued)
Bellemeade Re, Ltd.
2.592%, 1M LIBOR + 2.500%, 10/25/29 (144A) (e)	228,716	228,716
2.692%, 1M LIBOR + 2.600%, 06/25/30 (144A) (e)	219,752	219,855
2.942%, 1M LIBOR + 2.850%, 10/25/29 (144A) (e)	486,000	491,925
3.192%, 1M LIBOR + 3.100%, 04/25/29 (144A) (e)	750,000	760,034
Home Re, Ltd.
3.342%, 1M LIBOR + 3.250%, 05/25/29 (144A) (e)	1,600,000	1,619,479
5.342%, 1M LIBOR + 5.250%, 10/25/30 (144A) (e)	1,300,000	1,329,980
Mortgage Insurance-Linked Notes
1.992%, 1M LIBOR + 1.900%, 11/26/29 (144A) (e)	139,966	139,966
2.992%, 1M LIBOR + 2.900%, 11/26/29 (144A) (e)	2,701,000	2,700,999
Oaktown Re III, Ltd. 2.642%, 1M LIBOR + 2.550%, 07/25/29 (144A) (e)	1,500,000	1,506,324
PMT Credit Risk Transfer Trust
2.446%, 1M LIBOR + 2.350%, 02/27/23 (144A) † (e)	1,456,851	1,458,428
2.796%, 1M LIBOR + 2.700%, 10/27/22 (144A) (e)	48,897	49,049
2.846%, 1M LIBOR + 2.750%, 05/27/23 (144A) (e)	479,355	474,707
Radnor RE, Ltd.
2.792%, 1M LIBOR + 2.700%, 03/25/28 (144A) (e)	1,600,000	1,616,161
3.292%, 1M LIBOR + 3.200%, 02/25/29 (144A) (e)	2,751,041	2,790,193

		16,154,648

Commercial Mortgage-Backed Securities—0.1%
BFLD Trust 1.700%, 1M LIBOR + 1.600%, 06/15/38 (144A) (e)	310,000	310,278
JPMorgan Chase Commercial Mortgage Securities Trust 4.566%, 12/15/47 (144A) (e)	1,500,000	1,064,894

		1,375,172

Total Mortgage-Backed Securities (Cost $16,332,801)		17,529,820

Short-Term Investment—1.1%

Repurchase Agreement—1.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $9,326,339; collateralized by U.S. Treasury Note at 2.625%, maturing 12/31/23, with a market value of $9,512,970.	9,326,339	9,326,339

Total Short-Term Investments (Cost $9,326,339)		9,326,339

Securities Lending Reinvestments (g)—0.8%

Certificate of Deposit—0.0%
Agricultural Bank of China 0.100%, 07/01/21	20,244	20,244

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (g)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—0.2%
BofA Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $1,515,221; collateralized by U.S. Treasury Bond at 2.875%, maturing 05/15/49, and an aggregate market value of $1,545,523.	1,515,218	$1,515,218
Mizuho Securities USA, Inc. Repurchase Agreement dated 06/30/21 at 0.040%, due on 07/01/21 with a maturity value of $410,545; collateralized by U.S. Treasury Note at 0.250%, maturing 06/15/24, and an aggregate market value of $418,755.	410,544	410,544

		1,925,762

Time Deposit—0.0%
Landesbank Baden-Wuettertemberg (London) 0.040%, 07/01/21	41,350	41,350

Mutual Funds—0.6%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (h)	1,000,000	1,000,000
Fidelity Government Portfolio, Institutional Class 0.010% (h)	1,000,000	1,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (h)	500,000	500,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (h)	1,000,000	1,000,000
SSgA Institutional U.S. Government Money Market Fund, Premier Class 0.030% (h)	400,000	400,000
Wells Fargo Government Money Market Fund, Select Class 0.030% (h)	1,000,000	1,000,000

		4,900,000

Total Securities Lending Reinvestments (Cost $6,887,356)		6,887,356

Total Investments—98.4% (Cost $844,290,377)		854,887,256
Other assets and liabilities (net)—1.6%		14,089,581

Net Assets—100.0%		$868,976,837

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2021, the market value of restricted securities was $1,458,428, which is 0.2% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(b)	Principal amount of security is adjusted for inflation.
(c)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(d)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $8,374,605 and the collateral received consisted of cash in the amount of $6,887,357 and non-cash collateral with a value of $1,800,725. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(e)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(h)	The rate shown represents the annualized seven-day yield as of June 30, 2021.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2021, the market value of 144A securities was $235,751,817, which is 27.1% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
PMT Credit Risk Transfer Trust, 2.446%, 02/27/23	02/11/20	$1,456,851	$1,456,851	$1,458,428

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	3,252,552	ANZ	08/25/21	USD	2,520,500	$(80,667)
CAD	5,099,256	BNP	07/16/21	USD	4,182,017	(68,430)
CAD	7,784,927	MSC	07/16/21	USD	6,189,657	90,471
EUR	3,180,019	MSC	08/03/21	USD	3,838,802	(65,603)
EUR	3,348,538	MSC	08/03/21	USD	4,082,706	(109,553)
EUR	616,079	SSBT	08/03/21	USD	747,665	(16,667)
EUR	675,058	SSBT	08/03/21	USD	817,251	(16,271)
EUR	1,482,393	SSBT	08/03/21	USD	1,808,824	(49,915)
EUR	2,186,232	SSBT	08/03/21	USD	2,611,206	(17,170)
GBP	838,099	SSBT	08/26/21	USD	1,167,176	(7,685)
JPY	331,953,559	MSC	08/19/21	USD	3,050,318	(61,128)
JPY	1,201,889,907	MSC	08/19/21	USD	10,906,615	(83,785)
JPY	1,049,732,002	SSBT	08/19/21	USD	9,455,465	(2,792)
KRW	1,348,329,456	UBSA	07/22/21	USD	1,194,632	2,514

Contracts to Deliver
AUD	25,503,795	ANZ	08/25/21	USD	19,763,656	632,525
CAD	35,072,599	CBNA	07/16/21	USD	28,018,182	(275,008)
CAD	1,763,362	CBNA	07/16/21	USD	1,408,683	(13,827)
CAD	11,477,042	HSBCU	07/16/21	USD	9,187,145	(71,424)
CAD	131,953	SSBT	07/16/21	USD	109,207	2,761
CNY	37,446	CBNA	09/16/21	USD	5,750	(15)
COP	9,147,090,435	CBNA	07/15/21	USD	2,434,874	(904)
EUR	9,452,839	BOA	08/03/21	USD	11,471,248	255,139
EUR	2,348,624	BOA	08/03/21	USD	2,849,347	62,627
EUR	1,572,556	CBNA	08/03/21	USD	1,907,845	41,955
EUR	3,683,620	HSBCU	08/03/21	USD	4,518,777	148,040
EUR	3,692,478	SSBT	08/03/21	USD	4,511,669	130,421
EUR	303,195	SSBT	08/03/21	USD	371,822	12,070
EUR	266,476	SSBT	08/03/21	USD	318,298	2,116
EUR	224,073	SSBT	08/03/21	USD	266,319	448
EUR	175,462	SSBT	08/03/21	USD	209,240	1,049
EUR	153,796	SSBT	08/03/21	USD	187,775	5,291
EUR	123,558	SSBT	08/03/21	USD	151,070	4,465
EUR	147,965,704	UBSA	08/03/21	USD	181,433,326	5,867,086
EUR	17,022,339	UBSA	08/03/21	USD	20,872,537	674,964
EUR	426,934	UBSA	08/03/21	USD	523,500	16,929
GBP	17,941,850	CBNA	08/26/21	USD	25,264,762	442,636
GBP	2,798,089	CBNA	08/26/21	USD	3,940,121	69,030
IDR	14,925,164,076	HSBCU	07/15/21	USD	1,009,344	(18,927)
IDR	49,486,181,576	JPMC	07/15/21	USD	3,348,639	(60,716)
JPY	393,751,922	BOA	08/19/21	USD	3,611,584	65,909
JPY	9,197,675,993	MSC	08/19/21	USD	84,517,344	1,693,709
JPY	156,383,389	SSBT	08/19/21	USD	1,408,660	452
KRW	12,720,844,606	SCB	07/22/21	USD	11,408,932	114,423
KRW	11,598,830,064	SCB	07/22/21	USD	10,215,543	(82,757)
KRW	8,858,330	SCB	07/22/21	USD	7,945	80
MXN	172,130,580	CBNA	08/27/21	USD	8,488,078	(87,834)
MXN	748,694	SSBT	08/27/21	USD	36,985	(317)
MXN	70,764,547	UBSA	08/27/21	USD	3,505,208	(20,432)
MYR	9,514,791	MSC	09/23/21	USD	2,300,203	15,967
RUB	332,257,776	BOA	07/28/21	USD	4,472,082	(54,359)
SGD	37,824	SSBT	08/19/21	USD	28,389	261
THB	94,869,947	SSBT	07/15/21	USD	3,050,971	91,018
ZAR	88,241,685	GSI	09/16/21	USD	6,350,952	230,291

Net Unrealized Appreciation						$9,408,461

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	09/15/21	90	AUD	12,707,009	$38,251
Euro-Bund Futures	09/08/21	96	EUR	16,570,560	44,231
Japanese Government 10 Year Bond Futures	09/13/21	2	JPY	303,380,000	5,304
U.S. Treasury Long Bond Futures	09/21/21	89	USD	14,306,750	331,145
U.S. Treasury Note 10 Year Futures	09/21/21	53	USD	7,022,500	40,504
U.S. Treasury Note 5 Year Futures	09/30/21	599	USD	73,934,383	(95,514)

Futures Contracts—Short
Euro-Bobl Futures	09/08/21	(193)	EUR	(25,890,950)	11,350
U.S. Treasury Note Ultra 10 Year Futures	09/21/21	(57)	USD	(8,390,578)	(147,032)
U.S. Treasury Ultra Long Bond Futures	09/21/21	(49)	USD	(9,441,688)	(345,026)

Net Unrealized Depreciation					$(116,787)

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)(1)
Pay	6M EURIBOR	Semi-Annually	(0.017)%	Semi-Annually	09/30/50	MSC	EUR	3,800,000	$(633,553)	$—	$(633,553)
Pay	6M EURIBOR	Semi-Annually	(0.430)%	Semi-Annually	11/10/50	MSC	EUR	3,820,000	(672,401)	—	(672,401)

Totals									$(1,305,954)	$—	$(1,305,954)

(1)	There is no upfront payment premium paid or (received) therefore Market Value equals Unrealized Appreciation/(Depreciation).

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M CPI	Maturity	2.348%	Maturity	02/22/51	USD	2,730,000	$(108,084)	$—	$(108,084)
Pay	3M CDOR	Semi-Annually	1.980%	Semi-Annually	05/22/24	CAD	17,359,000	366,277	7	366,270
Pay	7 Day CNRR	Quarterly	2.855%	Quarterly	11/22/24	CNY	26,130,000	22,901	—	22,901
Pay	7 Day CNRR	Quarterly	1.780%	Quarterly	05/06/25	CNY	40,620,000	(215,071)	—	(215,071)
Pay	7 Day CNRR	Quarterly	2.360%	Quarterly	07/01/25	CNY	50,360,000	(109,313)	—	(109,313)
Pay	7 Day CNRR	Quarterly	2.568%	Quarterly	07/20/25	CNY	79,220,000	(77,410)	—	(77,410)
Pay	7 Day CNRR	Quarterly	2.585%	Quarterly	08/03/25	CNY	41,560,000	(36,069)	—	(36,069)
Pay	7 Day CNRR	Quarterly	2.595%	Quarterly	11/02/25	CNY	40,400,000	(38,908)	—	(38,908)
Pay	7 Day CNRR	Quarterly	2.598%	Quarterly	07/16/25	CNY	79,300,000	(63,223)	—	(63,223)
Pay	7 Day CNRR	Quarterly	2.600%	Quarterly	09/29/25	CNY	40,730,000	(35,227)	—	(35,227)
Pay	7 Day CNRR	Quarterly	2.605%	Quarterly	02/04/25	CNY	25,990,000	(12,593)	—	(12,593)
Pay	7 Day CNRR	Quarterly	2.800%	Quarterly	02/01/26	CNY	47,100,000	12,925	—	12,925
Pay	7 Day CNRR	Quarterly	2.983%	Quarterly	01/06/25	CNY	69,210,000	105,117	—	105,117
Receive	3M LIBOR	Semi-Annually	1.645%	Quarterly	05/21/31	USD	8,050,000	(151,054)	—	(151,054)
Receive	3M LIBOR	Semi-Annually	1.854%	Quarterly	02/22/51	USD	4,310,000	(97,119)	—	(97,119)
Receive	6M EURIBOR	Annually	0.022%	Semi-Annually	11/10/50	EUR	3,820,000	589,044	29,146	559,898
Receive	6M EURIBOR	Annually	0.122%	Semi-Annually	09/30/50	EUR	3,800,000	457,489	—	457,489

Totals								$609,682	$29,153	$580,529

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021 (b)	Notional Amount (c)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.36.V1	(5.000%)	Quarterly	06/20/26	2.746%	USD	25,350,000	$(2,584,519)	$(2,382,180)	$(202,339)

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2021 (b)	Notional Amount (c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	GSI	56.729%	USD	4,851,091	$(2,163,133)	$(970,359)	$(1,192,774)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	JPMC	56.729%	USD	1,673,626	(746,281)	(327,374)	(418,907)
CMBX.NA.BB.6	5.000%	Monthly	05/11/63	JPMC	56.729%	USD	4,851,091	(2,163,133)	(966,094)	(1,197,039)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	CGM	29.499%	USD	947,000	(250,471)	(79,579)	(170,892)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	CGM	29.499%	USD	1,421,000	(375,839)	(118,811)	(257,028)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	CGM	29.499%	USD	10,939,000	(2,893,245)	(942,167)	(1,951,078)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	GSI	29.499%	USD	947,000	(250,471)	(79,199)	(171,272)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	JPMC	29.499%	USD	474,000	(125,368)	(39,632)	(85,736)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	JPMC	29.499%	USD	5,485,000	(1,450,722)	(562,917)	(887,805)

Totals								$(10,418,663)	$(4,086,132)	$(6,332,531)

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Glossary of Abbreviations

Counterparties

(ANZ)—	Australia & New Zealand Banking Corp.
(BNP)—	BNP Paribas S.A.
(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(CGM)—	Citigroup Global Markets, Inc.
(CSI)—	Credit Suisse International
(GSI)—	Goldman Sachs International
(HSBCU)—	HSBC Bank USA
(JPMC)—	JPMorgan Chase Bank N.A.
(MSC)—	Morgan Stanley & Co.
(SCB)—	Standard Chartered Bank
(SSBT)—	State Street Bank and Trust Co.
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CNY)—	Chinese Yuan
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(RUB)—	Russian Ruble
(SGD)—	Singapore Dollar
(THB)—	Thai Baht
(USD)—	United States Dollar
(ZAR)—	South African Rand

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Glossary of Abbreviations—(Continued)

Index Abbreviations

(CDOR)—	Canadian Dollar Offered Rate
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CMBX.NA.BB)—	Markit North America BB Rated CMBS Index
(CMBX.NA.BBB-)—	Markit North America BBB- Rated CMBS Index
(CNRR)—	China 7 Day Reverse Repo Rates
(CPI)—	Consumer Price Index
(EURIBOR)—	Euro InterBank Offered Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(UKG)—	United Kingdom Gilts
(UST)—	U.S. Treasury Bill Rate

Other Abbreviations

(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(ICE)—	Intercontinental Exchange, Inc.
(STACR)—	Structured Agency Credit Risk

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Government*	$—	$518,674,557	$—	$518,674,557
Total Corporate Bonds & Notes*	—	258,756,312	—	258,756,312
Total Asset-Backed Securities*	—	22,618,936	—	22,618,936
Total U.S. Treasury & Government Agencies*	—	21,093,936	—	21,093,936
Total Mortgage-Backed Securities*	—	17,529,820	—	17,529,820
Total Short-Term Investment*	—	9,326,339	—	9,326,339
Securities Lending Reinvestments
Certificate of Deposit	—	20,244	—	20,244
Repurchase Agreements	—	1,925,762	—	1,925,762
Time Deposit	—	41,350	—	41,350
Mutual Funds	4,900,000	—	—	4,900,000
Total Securities Lending Reinvestments	4,900,000	1,987,356	—	6,887,356
Total Investments	$4,900,000	$849,987,256	$—	$854,887,256

Collateral for Securities Loaned (Liability)	$—	$(6,887,357)	$—	$(6,887,357)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$10,674,647	$—	$10,674,647
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(1,266,186)	—	(1,266,186)
Total Forward Contracts	$—	$9,408,461	$—	$9,408,461
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$470,785	$—	$—	$470,785
Futures Contracts (Unrealized Depreciation)	(587,572)	—	—	(587,572)
Total Futures Contracts	$(116,787)	$—	$—	$(116,787)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$1,524,600	$—	$1,524,600
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(1,146,410)	—	(1,146,410)
Total Centrally Cleared Swap Contracts	$—	$378,190	$—	$378,190
OTC Swap Contracts
OTC Swap Contracts at Value (Liabilities)	—	(11,724,617)	—	(11,724,617)
Total OTC Swap Contracts	$—	$(11,724,617)	$—	$(11,724,617)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

AB International Bond Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$854,887,256
Cash denominated in foreign currencies (c)	689,865
Cash collateral (d)	18,715,006
Unrealized appreciation on forward foreign currency exchange contracts	10,674,647
Receivable for:
Investments sold	11,783,383
Fund shares sold	2,533
Principal paydowns	24,531
Interest	7,448,347
Interest on OTC swap contracts	20,153
Variation margin on centrally cleared swap contracts	1,551,103

Total Assets	905,796,824

Liabilities
Due to custodian	5,187,322
OTC swap contracts at market value (e)	11,724,617
Unrealized depreciation on forward foreign currency exchange contracts	1,266,186
Collateral for securities loaned	6,887,357
Payables for:
Investments purchased	6,319,113
Fund shares redeemed	327,059
Variation margin on futures contracts	99,485
Interest on OTC swap contracts	58,694
Accrued Expenses:
Management fees	367,893
Distribution and service fees	1,802
Deferred trustees’ fees	55,058
Other expenses	4,525,401

Total Liabilities	36,819,987

Net Assets	$868,976,837

Net Assets Consist of:
Paid in surplus	$821,656,936
Distributable earnings (Accumulated losses)	47,319,901

Net Assets	$868,976,837

Net Assets
Class A	$860,099,463
Class B	8,877,374
Capital Shares Outstanding*
Class A	82,028,270
Class B	849,221
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.49
Class B	10.45

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $844,290,377.
(b)	Includes securities loaned at value of $8,374,605.
(c)	Identified cost of cash denominated in foreign currencies was $693,046.
(d)	Includes collateral of $890,000 for futures contracts, $3,358,206 for centrally cleared swap contracts and $14,466,800 for OTC swap contracts.
(e)	Net premium received on OTC swap contracts was $4,086,132.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Interest (a)	$14,549,612
Securities lending income	6,607

Total investment income	14,556,219

Expenses
Management fees	2,456,699
Administration fees	26,490
Custodian and accounting fees	142,505
Distribution and service fees—Class B	9,258
Audit and tax services	46,959
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	22,804
Insurance	3,630
Miscellaneous	6,545

Total expenses	2,766,290
Less management fee waiver	(552)

Net expenses	2,765,738

Net Investment Income	11,790,481

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	16,066,587
Purchased options	(839,072)
Futures contracts	1,000,237
Written options	880,572
Swap contracts	(1,853,353)
Foreign currency transactions	(2,824,267)
Forward foreign currency transactions	655,927

Net realized gain (loss)	13,086,631

Net change in unrealized appreciation (depreciation) on:
Investments (b)	(53,699,437)
Futures contracts	(40,800)
Swap contracts	448,513
Foreign currency transactions	(133,794)
Forward foreign currency transactions	16,867,963

Net change in unrealized appreciation (depreciation)	(36,557,555)

Net realized and unrealized gain (loss)	(23,470,924)

Net Increase (Decrease) in Net Assets From Operations	$(11,680,443)

(a)	Net of foreign withholding taxes of $57,999.
(b)	Includes change in foreign capital gains tax of $4,114.

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

AB International Bond Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$11,790,481	$24,857,438
Net realized gain (loss)	13,086,631	(13,452,776)
Net change in unrealized appreciation (depreciation)	(36,557,555)	32,704,250

Increase (decrease) in net assets from operations	(11,680,443)	44,108,912

From Distributions to Shareholders
Class A	(4,602,621)	(28,974,998)
Class B	(37,985)	(107,771)

Total distributions	(4,640,606)	(29,082,769)

Increase (decrease) in net assets from capital share transactions	(124,032,638)	(15,294,735)

Total increase (decrease) in net assets	(140,353,687)	(268,592)

Net Assets
Beginning of period	1,009,330,524	1,009,599,116

End of period	$868,976,837	$1,009,330,524

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	1,940,177	$20,538,471	136,344	$1,318,309
Reinvestments	438,345	4,602,621	2,912,060	28,974,998
Redemptions	(14,538,632)	(152,080,212)	(4,904,039)	(49,806,170)

Net increase (decrease)	(12,160,110)	$(126,939,120)	(1,855,635)	$(19,512,863)

Class B
Sales	330,197	$3,446,856	430,707	$4,426,223
Reinvestments	3,628	37,985	10,842	107,771
Redemptions	(55,638)	(578,359)	(31,183)	(315,866)

Net increase (decrease)	278,187	$2,906,482	410,366	$4,218,128

Increase (decrease) derived from capital shares transactions		$(124,032,638)		$(15,294,735)

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

AB International Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019(a)
Net Asset Value, Beginning of Period	$10.65		$10.49	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.13		0.26	0.19
Net realized and unrealized gain (loss)	(0.24)		0.21	0.30

Total income (loss) from investment operations	(0.11)		0.47	0.49

Less Distributions
Distributions from net investment income	(0.01)		(0.23)	0.00
Distributions from net realized capital gains	(0.04)		(0.08)	0.00

Total distributions	(0.05)		(0.31)	0.00

Net Asset Value, End of Period	$10.49		$10.65	$10.49

Total Return (%) (c)	(0.98	)(d)	4.71	4.90	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	(e)	0.57	0.59	(e)
Net ratio of expenses to average net assets (%) (f)	0.57	(e)	0.57	0.59
Ratio of net investment income (loss) to average net assets (%)	2.45	(e)	2.56	2.69	(e)
Portfolio turnover rate (%)	57	(d)	106	68	(d)
Net assets, end of period (in millions)	$860.1		$1,003.3	$1,007.9

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019(a)
Net Asset Value, Beginning of Period	$10.62		$10.49	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.12		0.23	0.18
Net realized and unrealized gain (loss)	(0.25)		0.21	0.31

Total income (loss) from investment operations	(0.13)		0.44	0.49

Less Distributions
Distributions from net investment income	(0.00	)(g)	(0.23)	0.00
Distributions from net realized capital gains	(0.04)		(0.08)	0.00

Total distributions	(0.04)		(0.31)	0.00

Net Asset Value, End of Period	$10.45		$10.62	$10.49

Total Return (%) (c)	(1.18	)(d)	4.39	4.90	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	(e)	0.82	0.84	(e)
Net ratio of expenses to average net assets (%) (f)	0.82	(e)	0.82	0.84
Ratio of net investment income (loss) to average net assets (%)	2.25	(e)	2.29	2.55	(e)
Portfolio turnover rate (%)	57	(d)	106	68	(d)
Net assets, end of period (in millions)	$8.9		$6.1	$1.7

(a)	Commencement of operations was April 29, 2019.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is AB International Bond Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTI-23

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

BHFTI-24

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to prior period accumulated balances adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

BHFTI-25

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At June 30, 2021, the Portfolio had a payment of $5,187,322 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at June 30, 2021. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at June 30, 2021. The Portfolio’s average overdraft advances during the six months ended June 30, 2021 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $9,326,339. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $1,925,762. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

BHFTI-26

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day.

If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2021
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(3,143,807)	$—	$—	$—	$(3,143,807)
Foreign Government	(3,743,550)	—	—	—	(3,743,550)
Total Borrowings	$(6,887,357)	$—	$—	$—	$(6,887,357)
Gross amount of recognized liabilities for securities lending transactions					$(6,887,357)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

BHFTI-27

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

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Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial

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Notes to Financial Statements—June 30, 2021—(Continued)

instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2021, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

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Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate			OTC swap contracts at market value (d)	$1,305,954
	Unrealized appreciation on centrally cleared swap contracts (a)(b)	$1,524,600	Unrealized depreciation on centrally cleared swap contracts (a)(b)	944,071
	Unrealized appreciation on futures contracts (b)(c)	470,785	Unrealized depreciation on futures contracts (b)(c)	587,572
Credit			OTC swap contracts at market value (d)	10,418,663
			Unrealized depreciation on centrally cleared swap contracts (a)(b)	202,339
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	10,674,647	Unrealized depreciation on forward foreign currency exchange contracts	1,266,186

Total		$12,670,032		$14,724,785

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(d)	Excludes OTC swap interest receivable of $20,153 and OTC swap interest payable of $58,694.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2021.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Australia & New Zealand Banking Corp.	$632,525	$(80,667)	$—	$551,858
Bank of America N.A.	383,675	(54,359)	—	329,316
Citibank N.A.	553,621	(377,588)	—	176,033
Goldman Sachs International	230,291	(230,291)	—	—
HSBC Bank USA	148,040	(90,351)	—	57,689
Morgan Stanley & Co.	1,800,147	(1,626,023)	—	174,124
Standard Chartered Bank	114,503	(82,757)	—	31,746
State Street Bank and Trust Co.	250,352	(110,817)	—	139,535
UBS AG	6,561,493	(20,432)	—	6,541,061

	$10,674,647	$(2,673,285)	$—	$8,001,362

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2021.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Australia & New Zealand Banking Corp.	$80,667	$(80,667)	$—	$—
Bank of America N.A.	54,359	(54,359)	—	—
BNP Paribas S.A.	68,430	—	—	68,430
Citibank N.A.	377,588	(377,588)	—	—
Citigroup Global Markets, Inc.	3,519,555	—	(3,519,555)	—
Goldman Sachs International	2,413,604	(230,291)	(2,183,313)	—
HSBC Bank USA	90,351	(90,351)	—	—
JPMorgan Chase Bank N.A.	4,546,220	—	(4,347,700)	198,520
Morgan Stanley & Co.	1,626,023	(1,626,023)	—	—
Standard Chartered Bank	82,757	(82,757)	—	—
State Street Bank and Trust Co.	110,817	(110,817)	—	—
UBS AG	20,432	(20,432)	—	—

	$12,990,803	$(2,673,285)	$(10,050,568)	$266,950

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options . . . . . . . . . . . . . .	$—	$(839,072)	$—	$(839,072)
Futures contracts . . . . . . . . . . . . . . .	1,000,237	—	—	1,000,237
Written options . . . . . . . . . . . . . . . .	41,500	839,072	—	880,572
Swap contracts . . . . . . . . . . . . . . . .	3,980	(1,857,333)	—	(1,853,353)
Forward foreign currency transactions . . . . .	—	—	655,927	655,927

	$1,045,717	$(1,857,333)	$655,927	$(155,689)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Futures contracts . . . . . . . . . . . . . . .	$(40,800)	$—	$—	$(40,800)
Swap contracts . . . . . . . . . . . . . . . .	(1,058,610)	1,507,123	—	448,513
Forward foreign currency transactions . . . . .	—	—	16,867,963	16,867,963

	$(1,099,410)	$1,507,123	$16,867,963	$17,275,676

For the six months ended June 30, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$61,134,000
Forward foreign currency transactions . .	575,922,587
Futures contracts long . . . . . . . . . . . . .	97,953,104
Futures contracts short . . . . . . . . . . . . .	(45,744,016)
Swap contracts . . . . . . . . . . . . . . . . . .	225,810,006
Written options	(127,268,000)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial

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Notes to Financial Statements—June 30, 2021—(Continued)

stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct

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Notes to Financial Statements—June 30, 2021—(Continued)

Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$66,230,392	$474,731,164	$102,037,735	$547,388,415

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$2,456,699	0.520%	First $500 million
	0.500%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. AllianceBernstein L.P. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.020%	$1 billion to $1.5 billion
0.040%	Over $1.5 billion

An identical agreement was in place for the period November 1, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

BHFTI-34

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$823,692,907

Gross unrealized appreciation	65,179,526
Gross unrealized depreciation	(38,636,014)

Net unrealized appreciation (depreciation)	$26,543,512

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$29,082,769	$—	$—	$—	$29,082,769	$—

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$4,364,718	$—	$59,318,269	$—	$63,682,987

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

BHFTI-35

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-36

Brighthouse Funds Trust I

AB International Bond Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-37

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class B and C shares of the American Funds Balanced Allocation Portfolio returned 8.19% and 7.95%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 7.26%.

MARKET ENVIRONMENT/ CONDITIONS

A renewed sense of optimism reverberated during the first half of 2021. Newly elected President Joe Biden and Congress swiftly passed an economic relief package bill in March, called the American Rescue Plan. Features of the plan provide direct stimulus payments, extending an unemployment insurance increase into early September, and expanding the child tax credit another year. In June, a bipartisan group of Senators and President Biden agreed to a new $579 billion infrastructure spending package as part of an overall spending plan of $1.2 trillion over the next eight years. During the period, improved COVID-19 trends in new cases, hospitalization rates, and mortalities may have signaled the worst of the pandemic is over. In the second quarter, the Center for Disease Control’s announcement to ease mask-wearing restrictions further spurred business re-openings.

The economic momentum garnered earlier in the year continued in the second quarter. The U.S. economy reported Real GDP (the inflation-adjusted value of all goods and services produced in an economy in a year) grew at a robust annualized rate of 6.4% in the first quarter. Unemployment showed modest improvement as the rate trended lower since the beginning of the year and ended June at 5.9%, with the leisure and hospitality industry having reported the largest job gains in June as the pandemic began to loosen its grip. Inflationary pressures emerged during the quarter on the heels of strong economic data releases. The Core Consumer Price Index CPI rose 0.9% in June, after rising 0.7% and 0.9% in May and April, respectively. A confluence of factors such as labor shortages, raw materials costs, and supply chain disruptions stoked inflationary fears. The U.S. Federal Reserve (the “Fed”), however, commented the rise in inflation is transitory and remained primarily focused on keeping rates low to promote economic growth. The Federal Open Markets Committee left the federal funds target range of 0%-0.25% unchanged over the period.

Buoyed by fiscal stimulus initiatives, economic growth projections, and more widespread rollout of COVID-19 vaccinations, U.S. equity markets marched forward. The S&P 500 Index gained 15.3% in the first six months of the year, and in the process, extended a rally of generating gains in the five consecutive quarters ending June 30, 2021. The procyclical equity market environment in the first quarter amid strong housing demand, a rising 10-year Treasury rate, and higher demand forecasts for U.S. petroleum lost traction later in the period as Treasury yields fell and inflationary concerns were diminished by the Fed’s comments.

Outside the U.S., economic recovery efforts continued. The European Central Bank reaffirmed its accommodative monetary policy and upwardly revised its GDP forecasts for 2021 and 2022. Developed international markets, as measured by the MSCI EAFE Index, generated an 8.8% return during the period. Emerging Market equities, as measured by the MSCI Emerging Markets Index, returned 7.4%.

Global fixed income markets produced mixed results in the period. The rise in sovereign yields was a headwind for less spread-sensitive bonds. In contrast, a bond with an embedded spread (the difference in yield between a U.S. Treasury bond and another debt security of the same maturity of a different credit quality) benefitted from spread compression. In the period, the ICE BofA High Yield Option-Adjusted Spread tightened by 0.8%. Overall, Core U.S. Fixed Income, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, delivered a negative return of 1.6% for the six months ended June 30, 2021.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The American Funds Balanced Allocation Portfolio invested all of its assets in funds of the American Funds Insurance Series (“AFIS”) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 35% to fixed income and 65% to equities.

Over the six-month period, the Portfolio outperformed the Dow Jones Moderate Portfolio Index. The Portfolio primarily outperformed due to an overweight to U.S. Large Cap equities, an underweight to Foreign Developed bonds, and outperformance from the underlying fixed income funds.

The domestic equity funds detracted from relative performance for the period. All underlying funds underperformed their respective benchmarks. The largest detractor was the AFIS Growth Fund, which underperformed its benchmark by 2.2%. Negative security selection within Consumer Discretionary, Communication Services, Industrials, and Information Technology sectors weighted on results, as did an underweight to Financials and an allocation to cash. Another weak performer was the American Funds AMCAP Fund, which lagged its benchmark by 1.9%. Returns were negatively impacted from security selection within the Health Care, Communication Services, and Financials sectors, and from an underweight to Financials and an overweight to Health Care. Holding cash was a large detractor as well. The AFIS Washington Mutual Investors Fund was the best relative performer and underperformed its benchmark by 0.1% for the period. Negative security selection in the Energy, Industrials, Health Care, and Communication Services sectors, coupled with an underweight to Financials dampened returns during the period.

The international equity funds detracted from relative performance as all underlying funds lagged their respective benchmarks in the period. The weakest detractor was the AFIS Global Small Capitalization Fund, which underperformed its benchmark by 4.6%. The underperformance was primarily a result of security selection within Industrials, Information Technology, Communication Services, and

BHFTI-1

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Energy sectors, as well as overweight positions in Health Care and Information Technology and an underweight to Energy. Regionally, security selection in the U.S. fared the worst. The AFIS International Fund underperformed its benchmark by 4.4%. Weak security selection within the Health Care, Financials, and Consumer Discretionary Sectors drove relative results. At the Regional level, negative security selection in Japan and the eurozone hampered results.

Contribution from fixed income funds was positive over the six-month period. The strongest performer was the American Funds High-Income Trust Fund, which outperformed its benchmark by 3.0%. Security selection within the Energy and Consumer Non-Cyclical bond sectors were leading contributors to returns. Overweight allocations to lower quality issues in the B-rated and CCC-rated and below segments further boosted returns. The AFIS The Bond Fund of America also generated positive outperformance and gained 0.9% over its benchmark. An overweight to high yield bonds and Treasury Inflation-Protected Securities (“TIPS”) and an underweight to agency mortgage-backed securities were positive contributors. The fund’s shorter duration (a measure of bond price sensitivity to changes in interest rates) proved beneficial as the 10-year Treasury rate moved higher over the period. The American Funds U.S. Government Securities Fund was another relative contributor, outperforming its benchmark by 0.5%. An overweight allocation to TIPS and shorter duration profile were additive to relative results.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-2

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
American Funds Balanced Allocation Portfolio
Class B	8.19	26.83	11.94	9.46
Class C	7.95	26.33	11.58	9.13
Dow Jones Moderate Portfolio Index	7.26	24.96	9.90	7.88

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
American Funds Bond Fund (Class 1)	12.5
American Funds U.S. Government Securities Fund (Class R-6)	10.6
American Funds Growth-Income Fund (Class 1)	9.2
American Funds Growth Fund (Class 1)	8.9
American Funds International Growth and Income Fund (Class 1)	8.4
American Funds AMCAP Fund (Class R-6)	8.3
American Funds Fundamental Investors Fund (Class R-6)	8.2
American Funds Washington Mutual Investors Fund (Class 1)	8.1
American Funds American Mutual Fund (Class R-6)	7.1
American Funds International Fund (Class 1)	6.5

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	49.9
Investment Grade Fixed Income	23.1
International Developed Market Equities	10.5
Emerging Market Equities	8.4
Global Equities	3.1
Global Fixed Income	3.0
High Yield Fixed Income	2.1

BHFTI-3

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Balanced Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class B (a)	Actual	0.75%	$1,000.00	$1,081.90	$3.87
	Hypothetical*	0.75%	$1,000.00	$1,021.08	$3.76

Class C (a)	Actual	1.05%	$1,000.00	$1,079.50	$5.41
	Hypothetical*	1.05%	$1,000.00	$1,019.59	$5.26

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities — 100.1%
American Funds AMCAP Fund (Class R-6)	9,735,858	$422,341,529
American Funds American Mutual Fund (Class R-6)	7,218,657	362,087,812
American Funds Bond Fund (Class 1) (a)	56,365,473	637,493,501
American Funds Capital World Bond Fund (Class 1) (a)	12,659,299	153,810,481
American Funds Fundamental Investors Fund (Class R-6)	5,477,082	418,284,787
American Funds Global Small Capitalization Fund (Class 1) (a)	4,394,459	155,607,800
American Funds Growth Fund (Class 1)	3,831,794	453,262,956
American Funds Growth-Income Fund (Class 1)	7,537,146	470,619,425
American Funds High-Income Trust Fund (Class R-6) (a)	19,352,182	204,359,038
American Funds International Fund (Class 1) (a)	13,338,818	330,002,361
American Funds International Growth and Income Fund (Class 1) (a)	21,037,078	427,263,064

Investment Company Securities —(Continued)
American Funds New World Fund (Class 1)	3,106,513	104,503,095
American Funds U.S. Government Securities Fund (Class R-6)	38,118,767	538,236,988
American Funds Washington Mutual Investors Fund (Class 1) (a)	25,096,478	413,088,022

Total Mutual Funds (Cost $4,026,417,720)		5,090,960,859

Total Investments—100.1% (Cost $4,026,417,720)		5,090,960,859
Other assets and liabilities (net)—(0.1)%		(2,806,866)

Net Assets—100.0%		$5,088,153,993

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$5,090,960,859	$—	$—	$5,090,960,859
Total Investments	$5,090,960,859	$—	$—	$5,090,960,859

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a)	$2,769,336,592
Affiliated investments at value (b)	2,321,624,267
Receivable for:
Investments sold	762,451
Affiliated investments sold	53,356
Fund shares sold	264,630
Dividends	734,345
Dividends from affiliated investments	694,512

Total Assets	5,093,470,153
Liabilities
Payables for:
Investments purchased	735,773
Affiliated investments purchased	698,449
Fund shares redeemed	1,075,072
Accrued Expenses:
Management fees	239,250
Distribution and service fees	2,289,288
Deferred trustees’ fees	182,883
Other expenses	95,445

Total Liabilities	5,316,160

Net Assets	$5,088,153,993

Net Assets Consist of:
Paid in surplus	$3,735,941,680
Distributable earnings (Accumulated losses)	1,352,212,313

Net Assets	$5,088,153,993

Net Assets
Class B	$13,890,815
Class C	5,074,263,178
Capital Shares Outstanding*
Class B	1,215,518
Class C	447,342,217
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.43
Class C	11.34

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,083,478,472.
(b)	Identified cost of affiliated investments was $1,942,939,248.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends from Underlying Portfolios	$16,681,188
Dividends from Affiliated Underlying Portfolios	5,519,431

Total investment income	22,200,619
Expenses
Management fees	1,429,060
Administration fees	15,051
Custodian and accounting fees	13,583
Distribution and service fees—Class B	16,747
Distribution and service fees—Class C	13,637,265
Audit and tax services	16,091
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	35,896
Insurance	17,164
Miscellaneous	14,864

Total expenses	15,247,121

Net Investment Income	6,953,498

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	124,082,973
Affiliated investments	36,853,130
Capital gain distributions from Underlying Portfolios	90,331,849
Capital gain distributions from affiliated investments	32,551,214

Net realized gain (loss)	283,819,166

Net change in unrealized appreciation (depreciation) on:
Investments	54,593,943
Affiliated investments	41,472,725

Net change in unrealized appreciation (depreciation)	96,066,668

Net realized and unrealized gain (loss)	379,885,834

Net Increase (Decrease) in Net Assets From Operations	$386,839,332

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$6,953,498	$40,887,683
Net realized gain (loss)	283,819,166	188,122,997
Net change in unrealized appreciation (depreciation)	96,066,668	430,325,192

Increase (decrease) in net assets from operations	386,839,332	659,335,872

From Distributions to Shareholders
Class B	(658,673)	(846,857)
Class C	(227,356,181)	(329,856,998)

Total distributions	(228,014,854)	(330,703,855)

Increase (decrease) in net assets from capital share transactions	6,743,093	(62,500,059)

Total increase (decrease) in net assets	165,567,571	266,131,958

Net Assets
Beginning of period	4,922,586,422	4,656,454,464

End of period	$5,088,153,993	$4,922,586,422

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class B
Sales	61,096	$696,181	135,063	$1,354,832
Reinvestments	58,084	658,673	90,476	846,857
Redemptions	(74,856)	(847,905)	(86,597)	(880,691)

Net increase (decrease)	44,324	$506,949	138,942	$1,320,998

Class C
Sales	6,020,776	$68,496,937	11,695,197	$115,676,533
Reinvestments	20,191,490	227,356,181	35,468,494	329,856,998
Redemptions	(25,396,712)	(289,616,974)	(51,530,227)	(509,354,588)

Net increase (decrease)	815,554	$6,236,144	(4,366,536)	$(63,821,057)

Increase (decrease) derived from capital shares transactions		$6,743,093		$(62,500,059)

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.09		$10.39	$9.54	$10.67	$9.76	$10.07

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.03		0.13	0.18	0.17	0.16	0.15
Net realized and unrealized gain (loss)	0.87		1.37	1.63	(0.54)	1.46	0.60

Total income (loss) from investment operations	0.90		1.50	1.81	(0.37)	1.62	0.75

Less Distributions
Distributions from net investment income	(0.17)		(0.21)	(0.22)	(0.19)	(0.19)	(0.20)
Distributions from net realized capital gains	(0.39)		(0.59)	(0.74)	(0.57)	(0.52)	(0.86)

Total distributions	(0.56)		(0.80)	(0.96)	(0.76)	(0.71)	(1.06)

Net Asset Value, End of Period	$11.43		$11.09	$10.39	$9.54	$10.67	$9.76

Total Return (%) (b)	8.19	(c)	15.84	19.88	(3.95)	17.19	8.04

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.31	(e)	0.32	0.32	0.31	0.31	0.31
Ratio of net investment income (loss) to average net assets (%) (f)	0.59	(e)	1.26	1.84	1.64	1.55	1.55
Portfolio turnover rate (%)	7	(c)	20	6	7	6	8
Net assets, end of period (in millions)	$13.9		$13.0	$10.7	$8.9	$9.7	$8.3

	Class C
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.00		$10.30	$9.46	$10.59	$9.69	$9.99

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.02		0.09	0.15	0.14	0.12	0.12
Net realized and unrealized gain (loss)	0.85		1.38	1.62	(0.54)	1.46	0.61

Total income (loss) from investment operations	0.87		1.47	1.77	(0.40)	1.58	0.73

Less Distributions
Distributions from net investment income	(0.14)		(0.18)	(0.19)	(0.16)	(0.16)	(0.17)
Distributions from net realized capital gains	(0.39)		(0.59)	(0.74)	(0.57)	(0.52)	(0.86)

Total distributions	(0.53)		(0.77)	(0.93)	(0.73)	(0.68)	(1.03)

Net Asset Value, End of Period	$11.34		$11.00	$10.30	$9.46	$10.59	$9.69

Total Return (%) (b)	7.95	(c)	15.57	19.53	(4.31)	16.86	7.81

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.61	(e)	0.62	0.62	0.61	0.61	0.61
Ratio of net investment income (loss) to average net assets (%) (f)	0.28	(e)	0.91	1.49	1.36	1.22	1.28
Portfolio turnover rate (%)	7	(c)	20	6	7	6	8
Net assets, end of period (in millions)	$5,074.3		$4,909.6	$4,645.7	$4,279.2	$4,960.9	$4,605.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Balanced Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company, an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV. The NAV of the Portfolio is calculated based on the NAVs of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

BHFTI-9

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

BHFTI-10

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Portfolio, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$348,196,700	$0	$439,540,535

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$1,429,060	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTI-11

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

6. Transactions in Securities of Affiliated Issuers

Issuers in which the Portfolio owns 5% or more of the outstanding shares are considered affiliates of the Portfolio.

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2021 is as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2021
American Funds Bond Fund (Class 1)	$540,703,832	$126,863,641	$(10,176)	$674	$(30,064,470)	$637,493,501
American Funds Capital World Bond Fund (Class 1)	181,255,169	15,810,473	(32,709,027)	1,821,141	(12,367,275)	153,810,481
American Funds Global Small Capitalization Fund (Class 1)	159,406,170	3,372,959	(20,003,925)	9,044,823	3,787,773	155,607,800
American Funds High-Income Trust Fund (Class R-6)	191,796,919	4,846,604	(322,209)	48,411	7,989,313	204,359,038
American Funds International Fund (Class 1)	313,842,662	22,171,381	(20,178,773)	4,694,309	9,472,782	330,002,361
American Funds International Growth and Income Fund (Class 1)**	417,868,028	9,829,546	(27,562,014)	5,194,227	21,933,277	427,263,064
American Funds Washington Mutual Investors Fund (Class 1)	404,776,076	1,575,210	(50,034,134)	16,049,545	40,721,325	413,088,022

	$2,209,648,856	$184,469,814	$(150,820,258)	$36,853,130	$41,472,725	$2,321,624,267

	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held June 30, 2021
American Funds Bond Fund (Class 1)	$25,384,944	$1,455,497	56,365,473
American Funds Capital World Bond Fund (Class 1)	3,849,350	836,922	12,659,299
American Funds Global Small Capitalization Fund (Class 1)	3,316,920	—	4,394,459
American Funds High-Income Trust Fund (Class R-6)	—	—	19,352,182
American Funds International Fund (Class 1)	—	187,763	13,338,818
American Funds International Growth and Income Fund (Class 1)**	—	1,464,039	21,037,078
American Funds Washington Mutual Investors Fund (Class 1)	—	1,575,210	25,096,478

	$32,551,214	$5,519,431

**	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Affiliated Underlying Portfolio as of June 30, 2021. The most recent Annual Report of the Affiliated Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$4,028,123,957

Gross unrealized appreciation	1,090,622,947
Gross unrealized depreciation	(27,786,045)

Net unrealized appreciation (depreciation)	$1,062,836,902

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$76,643,668	$81,468,924	$254,060,187	$321,827,355	$330,703,855	$403,296,279

BHFTI-12

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$58,946,071	$167,845,292	$966,770,234	$—	$1,193,561,597

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

BHFTI-13

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-14

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class B and C shares of the American Funds Growth Allocation Portfolio returned 10.77% and 10.60%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Portfolio Index¹, returned 10.72%.

MARKET ENVIRONMENT/ CONDITIONS

A renewed sense of optimism reverberated during the first half of 2021. Newly elected President Joe Biden and Congress swiftly passed an economic relief package bill in March, called the American Rescue Plan. Features of the plan provide direct stimulus payments, extending an unemployment insurance increase into early September, and expanding the child tax credit another year. In June, a bipartisan group of Senators and President Biden agreed to a new $579 billion infrastructure spending package as part of an overall spending plan of $1.2 trillion over the next eight years. During the period, improved COVID-19 trends in new cases, hospitalization rates, and mortalities may have signaled the worst of the pandemic is over. In the second quarter, the Center for Disease Control’s announcement to ease mask-wearing restrictions further spurred business re-openings.

The economic momentum garnered earlier in the year continued in the second quarter. The U.S. economy reported Real GDP (the inflation-adjusted value of all goods and services produced in an economy in a year) grew at a robust annualized rate of 6.4% in the first quarter. Unemployment showed modest improvement as the rate trended lower since the beginning of the year and ended June at 5.9%, with the leisure and hospitality industry having reported the largest job gains in June as the pandemic began to loosen its grip. Inflationary pressures emerged during the quarter on the heels of strong economic data releases. The Core Consumer Price Index rose 0.9% in June, after rising 0.7% and 0.9% in May and April, respectively. A confluence of factors such as labor shortages, raw materials costs, and supply chain disruptions stoked inflationary fears. The U.S. Federal Reserve (the “Fed”), however, commented the rise in inflation is transitory and remained primarily focused on keeping rates low to promote economic growth. The Federal Open Markets Committee left the federal funds target range of 0%-0.25% unchanged over the period.

Buoyed by fiscal stimulus initiatives, economic growth projections, and more widespread rollout of COVID-19 vaccinations, U.S. equity markets marched forward. The S&P 500 Index gained 15.3% in the first six months of the year, and in the process, extended a rally of generating gains in the five consecutive quarters ending June 30, 2021. The procyclical equity market environment in the first quarter amid strong housing demand, a rising 10-year Treasury rate, and higher demand forecasts for U.S. petroleum lost traction later in the period as Treasury yields fell and inflationary concerns were diminished by the Fed’s comments.

Outside the U.S., economic recovery efforts continued. The European Central Bank reaffirmed its accommodative monetary policy and upwardly revised its GDP forecasts for 2021 and 2022. Developed international markets, as measured by the MSCI EAFE Index, generated an 8.8% return during the period. Emerging Market equities, as measured by the MSCI Emerging Markets Index, returned 7.4%.

Global fixed income markets produced mixed results in the period. The rise in sovereign yields was a headwind for less spread-sensitive bonds. In contrast, a bond with an embedded spread (the difference in yield between a U.S. Treasury bond and another debt security of the same maturity of a different credit quality) benefitted from spread compression. In the period, the ICE BofA High Yield Option-Adjusted Spread tightened by 0.8%. Overall, Core U.S. Fixed Income, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, delivered a negative return of 1.6% for the six months ended June 30, 2021.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The American Funds Growth Allocation Portfolio invested all of its assets in funds of the American Funds Insurance Series (“AFIS”) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 15% to fixed income and 85% to equities.

Over the six-month period, the Portfolio outperformed the Dow Jones Moderately Aggressive Portfolio Index. The Portfolio primarily outperformed due to an overweight to U.S. Large Cap and U.S. Small Cap equities, and outperformance from the underlying fixed income funds.

The domestic equity funds detracted from relative performance for the period. All underlying funds underperformed their respective benchmarks. The largest detractor was the AFIS Growth Fund, which underperformed its benchmark by 2.2%. Negative security selection within Consumer Discretionary, Communication Services, Industrials, and Information Technology sectors weighted on results, as did an underweight to Financials and an allocation to cash. Another weak performer was the American Funds AMCAP Fund, which lagged its benchmark by 1.9%. Returns were negatively impacted from security selection within the Health Care, Communication Services, and Financials sectors, and from an underweight to Financials and an overweight to Health Care. Holding cash was a large detractor as well. The AFIS Washington Mutual Investors Fund was the best relative performer and underperformed its benchmark by 0.1% for the period. Negative security selection in the Energy, Industrials, Health Care, and Communication Services sectors, coupled with an underweight to Financials dampened returns during the period.

The international equity funds detracted from relative performance as all underlying funds lagged their respective benchmarks in the period. The AFIS New World Fund underperformed its benchmark by 2.1%. The underperformance was primarily a result of security selection within the Financials and Energy sectors and a position in

BHFTI-1

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

cash. On a regional basis, an overweight to Emerging Markets and security selection in the U.S. and Japan all detracted from relative results. The AFIS International Growth and Income Fund underperformed its benchmark by 2%. Weak security selection within the Materials, Health Care, and Financials sectors hurt relative results. Regionally, security selection in non-eurozone countries in Europe and in Japan pressured results.

Contribution from fixed income funds was positive over the six-month period. The strongest performer was the American Funds High-Income Trust Fund, which outperformed its benchmark by 3.0%. Security selection within the Energy and Consumer Non-Cyclical bond sectors were leading contributors to returns. Overweight allocations to lower quality issues in the B-rated and CCC-rated and below segments further boosted returns. The AFIS The Bond Fund of America also generated positive outperformance and gained 0.9% over its benchmark. An overweight to high yield bonds and Treasury Inflation-Protected Securities (“TIPS”) and an underweight to agency mortgage-backed securities were positive contributors. The fund’s shorter duration (a measure of bond price sensitivity to changes in interest rates) proved beneficial as the 10-year Treasury rate moved higher over the period. The American Funds U.S. Government Securities Fund was another relative contributor, outperforming its benchmark by 0.5%. An overweight allocation to TIPS and shorter duration profile were additive to relative results.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderately Aggressive Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderately Aggressive Portfolio Index level is set to 80% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-2

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE PORTFOLIO INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
American Funds Growth Allocation Portfolio
Class B	10.77	34.75	14.38	11.15
Class C	10.60	34.29	14.02	10.81
Dow Jones Moderately Aggressive Portfolio Index	10.72	34.37	12.58	9.53

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
American Funds AMCAP Fund (Class R-6)	11.8
American Funds Fundamental Investors Fund (Class R-6)	11.2
American Funds Growth Fund (Class 1)	10.9
American Funds International Growth and Income Fund (Class 1)	10.5
American Funds Growth-Income Fund (Class 1)	10.2
American Funds Washington Mutual Investors Fund (Class 1)	10.0
American Funds American Mutual Fund (Class R-6)	9.1
American Funds International Fund (Class 1)	8.6
American Funds Global Small Capitalization Fund (Class 1)	5.0
American Funds Bond Fund (Class 1)	3.9

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	63.1
International Developed Market Equities	19.2
Global Equities	5.0
Investment Grade Fixed Income	4.9
Emerging Market Equities	3.0
High Yield Fixed Income	2.9
Global Fixed Income	2.0

BHFTI-3

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Growth Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class B (a)	Actual	0.79%	$1,000.00	$1,107.70	$4.13
	Hypothetical*	0.79%	$1,000.00	$1,020.88	$3.96

Class C (a)	Actual	1.09%	$1,000.00	$1,106.00	$5.69
	Hypothetical*	1.09%	$1,000.00	$1,019.39	$5.46

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	9,613,940	$417,052,707
American Funds American Mutual Fund (Class R-6)	6,379,081	319,974,694
American Funds Bond Fund (Class 1)	12,037,315	136,142,036
American Funds Capital World Bond Fund (Class 1) (a)	5,811,152	70,605,493
American Funds Fundamental Investors Fund (Class R-6)	5,163,389	394,328,031
American Funds Global Small Capitalization Fund (Class 1) (a)	4,991,167	176,737,241
American Funds Growth Fund (Class 1)	3,241,043	383,383,014
American Funds Growth-Income Fund (Class 1)	5,747,068	358,846,940
American Funds High-Income Trust Fund (Class R-6)	9,819,259	103,691,372
American Funds International Fund (Class 1) (a)	12,347,803	305,484,636
American Funds International Growth and Income Fund (Class 1) (a)	18,334,678	372,377,301

Investment Company Securities—(Continued)
American Funds New World Fund (Class 1)	3,194,873	107,475,525
American Funds U.S. Government Securities Fund (Class R-6)	2,400,393	33,893,546
American Funds Washington Mutual Investors Fund (Class 1) (a)	21,529,489	354,375,388

Total Mutual Funds (Cost $2,571,218,859)		3,534,367,924

Total Investments—100.1% (Cost $2,571,218,859)		3,534,367,924
Other assets and liabilities (net)—(0.1)%		(2,029,958)

Net Assets—100.0%		$3,532,337,966

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$3,534,367,924	$—	$—	$3,534,367,924
Total Investments	$3,534,367,924	$—	$—	$3,534,367,924

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a)	$2,254,787,865
Affiliated investments at value (b)	1,279,580,059
Receivable for:
Investments sold	29,240
Fund shares sold	585,042
Dividends	398,590

Total Assets	3,535,380,796
Liabilities
Payables for:
Investments purchased	398,830
Affiliated investments purchased	1,036
Fund shares redeemed	613,006
Accrued Expenses:
Management fees	175,484
Distribution and service fees	1,582,245
Deferred trustees’ fees	182,883
Other expenses	89,346

Total Liabilities	3,042,830

Net Assets	$3,532,337,966

Net Assets Consist of:
Paid in surplus	$2,383,605,632
Distributable earnings (Accumulated losses)	1,148,732,334

Net Assets	$3,532,337,966

Net Assets
Class B	$36,815,397
Class C	3,495,522,569
Capital Shares Outstanding*
Class B	3,232,595
Class C	310,323,020
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.39
Class C	11.26

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,594,448,250.
(b)	Identified cost of affiliated investments was $976,770,609.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends from Underlying Portfolios	$10,633,818
Dividends from Affiliated Underlying Portfolios	3,180,250

Total investment income	13,814,068
Expenses
Management fees	1,039,584
Administration fees	15,051
Custodian and accounting fees	13,583
Distribution and service fees—Class B	43,587
Distribution and service fees—Class C	9,293,988
Audit and tax services	16,091
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	29,378
Insurance	11,011
Miscellaneous	10,909

Total expenses	10,524,582

Net Investment Income	3,289,486

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	73,989,756
Affiliated investments	22,746,432
Capital gain distributions from Underlying Portfolios	85,373,927
Capital gain distributions from affiliated investments	5,516,938

Net realized gain (loss)	187,627,053

Net change in unrealized appreciation (depreciation) on:
Investments	85,656,366
Affiliated investments	70,016,589

Net change in unrealized appreciation (depreciation)	155,672,955

Net realized and unrealized gain (loss)	343,300,008

Net Increase (Decrease) in Net Assets From Operations	$346,589,494

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$3,289,486	$24,482,877
Net realized gain (loss)	187,627,053	117,111,870
Net change in unrealized appreciation (depreciation)	155,672,955	334,103,085

Increase (decrease) in net assets from operations	346,589,494	475,697,832

From Distributions to Shareholders
Class B	(1,525,732)	(2,514,648)
Class C	(137,455,786)	(263,307,426)

Total distributions	(138,981,518)	(265,822,074)

Increase (decrease) in net assets from capital share transactions	(4,366,361)	16,850,878

Total increase (decrease) in net assets	203,241,615	226,726,636

Net Assets
Beginning of period	3,329,096,351	3,102,369,715

End of period	$3,532,337,966	$3,329,096,351

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class B
Sales	97,938	$1,097,105	238,806	$2,212,594
Reinvestments	135,140	1,525,732	288,708	2,514,648
Redemptions	(62,007)	(704,750)	(173,377)	(1,644,801)

Net increase (decrease)	171,071	$1,918,087	354,137	$3,082,441

Class C
Sales	7,519,811	$83,797,829	13,751,351	$128,139,133
Reinvestments	12,305,800	137,455,786	30,546,105	263,307,426
Redemptions	(20,398,878)	(227,538,063)	(40,624,076)	(377,678,122)

Net increase (decrease)	(573,267)	$(6,284,448)	3,673,380	$13,768,437

Increase (decrease) derived from capital shares transactions		$(4,366,361)		$16,850,878

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.73		$10.12	$9.10	$10.36	$9.23	$9.57

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.03		0.11	0.15	0.15	0.14	0.13
Net realized and unrealized gain (loss)	1.12		1.43	1.92	(0.65)	1.78	0.68

Total income (loss) from investment operations	1.15		1.54	2.07	(0.50)	1.92	0.81

Less Distributions
Distributions from net investment income	(0.12)		(0.19)	(0.20)	(0.16)	(0.15)	(0.16)
Distributions from net realized capital gains	(0.37)		(0.74)	(0.85)	(0.60)	(0.64)	(0.99)

Total distributions	(0.49)		(0.93)	(1.05)	(0.76)	(0.79)	(1.15)

Net Asset Value, End of Period	$11.39		$10.73	$10.12	$9.10	$10.36	$9.23

Total Return (%) (b)	10.77	(c)	17.34	24.05	(5.52)	21.71	9.28

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.32	(e)	0.32	0.32	0.32	0.32	0.32
Ratio of net investment income (loss) to average net assets (%) (f)	0.50	(e)	1.15	1.59	1.50	1.44	1.43
Portfolio turnover rate (%)	6	(c)	9	7	8	7	9
Net assets, end of period (in millions)	$36.8		$32.8	$27.4	$22.9	$24.4	$20.1

	Class C
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.60		$10.01	$9.01	$10.26	$9.15	$9.49

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.01		0.08	0.12	0.12	0.11	0.11
Net realized and unrealized gain (loss)	1.11		1.40	1.90	(0.64)	1.77	0.67

Total income (loss) from investment operations	1.12		1.48	2.02	(0.52)	1.88	0.78

Less Distributions
Distributions from net investment income	(0.09)		(0.15)	(0.17)	(0.13)	(0.13)	(0.13)
Distributions from net realized capital gains	(0.37)		(0.74)	(0.85)	(0.60)	(0.64)	(0.99)

Total distributions	(0.46)		(0.89)	(1.02)	(0.73)	(0.77)	(1.12)

Net Asset Value, End of Period	$11.26		$10.60	$10.01	$9.01	$10.26	$9.15

Total Return (%) (b)	10.60	(c)	16.93	23.64	(5.77)	21.34	8.96

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.62	(e)	0.62	0.62	0.62	0.62	0.62
Ratio of net investment income (loss) to average net assets (%) (f)	0.19	(e)	0.83	1.25	1.14	1.10	1.19
Portfolio turnover rate (%)	6	(c)	9	7	8	7	9
Net assets, end of period (in millions)	$3,495.5		$3,296.3	$3,075.0	$2,753.4	$3,215.6	$2,844.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Growth Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company, an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV. The NAV of the Portfolio is calculated based on the NAVs of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

BHFTI-9

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

BHFTI-10

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Portfolio, excluding the short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$216,173,596	$0	$265,216,720

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$1,039,584	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTI-11

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

6. Transactions in Securities of Affiliated Issuers

Issuers in which the Portfolio owns 5% or more of the outstanding shares are considered affiliates of the Portfolio.

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2021 is as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2021
American Funds Capital World Bond Fund (Class 1)	$91,904,046	$10,277,736	$(26,495,936)	$1,262,005	$(6,342,358)	$70,605,493
American Funds Global Small Capitalization Fund (Class 1)	172,822,912	4,684,560	(15,106,005)	6,747,886	7,587,888	176,737,241
American Funds International Fund (Class 1)	274,665,199	28,466,400	(10,639,522)	3,200,180	9,792,379	305,484,636
American Funds International Growth and Income Fund (Class 1)**	340,909,736	18,557,838	(9,940,016)	2,009,011	20,840,732	372,377,301
American Funds Washington Mutual Investors Fund (Class 1)	334,990,106	1,345,949	(29,625,965)	9,527,350	38,137,948	354,375,388

	$1,215,291,999	$63,332,483	$(91,807,444)	$22,746,432	$70,016,589	$1,279,580,059

	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held June 30, 2021
American Funds Capital World Bond Fund (Class 1)	$1,764,341	$383,601	5,811,152
American Funds Global Small Capitalization Fund (Class 1)	3,752,597	—	4,991,167
American Funds International Fund (Class 1)	—	173,946	12,347,803
American Funds International Growth and Income Fund (Class 1)**	—	1,276,875	18,334,678
American Funds Washington Mutual Investors Fund (Class 1)	—	1,345,828	21,529,489

	$5,516,938	$3,180,250

**	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Affiliated Underlying Portfolio as of June 30, 2021. The most recent Annual Report of the Affiliated Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$2,575,719,728

Gross unrealized appreciation	964,757,394
Gross unrealized depreciation	(6,109,198)

Net unrealized appreciation (depreciation)	$958,648,196

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$45,655,935	$50,313,881	$220,166,139	$250,847,916	$265,822,074	$301,161,797

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$27,707,377	$110,615,505	$802,975,241	$—	$941,298,123

BHFTI-12

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

BHFTI-13

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-14

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class B and C shares of the American Funds Moderate Allocation Portfolio returned 6.29% and 6.14%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 7.26%.

MARKET ENVIRONMENT / CONDITIONS

A renewed sense of optimism reverberated during the first half of 2021. Newly elected President Joe Biden and Congress swiftly passed an economic relief package bill in March, called the American Rescue Plan. Features of the plan provide direct stimulus payments, extending an unemployment insurance increase into early September, and expanding the child tax credit another year. In June, a bipartisan group of Senators and President Biden agreed to a new $579 billion infrastructure spending package as part of an overall spending plan of $1.2 trillion over the next eight years. During the period, improved COVID-19 trends in new cases, hospitalization rates, and mortalities may have signaled the worst of the pandemic is over. In the second quarter, the Center for Disease Control’s announcement to ease mask-wearing restrictions further spurred business re-openings.

The economic momentum garnered earlier in the year continued in the second quarter. The U.S. economy reported Real GDP (the inflation-adjusted value of all goods and services produced in an economy in a year) grew at a robust annualized rate of 6.4% in the first quarter. Unemployment showed modest improvement as the rate trended lower since the beginning of the year and ended June at 5.9%, with the leisure and hospitality industry having reported the largest job gains in June as the pandemic began to loosen its grip. Inflationary pressures emerged during the quarter on the heels of strong economic data releases. The Core Consumer Price Index rose 0.9% in June, after rising 0.7% and 0.9% in May and April, respectively. A confluence of factors such as labor shortages, raw materials costs, and supply chain disruptions stoked inflationary fears. The U.S. Federal Reserve (the “Fed”), however, commented the rise in inflation is transitory and remained primarily focused on keeping rates low to promote economic growth. The Federal Open Markets Committee left the federal funds target range of 0%-0.25% unchanged over the period.

Buoyed by fiscal stimulus initiatives, economic growth projections, and more widespread rollout of COVID-19 vaccinations, U.S. equity markets marched forward. The S&P 500 Index gained 15.3% in the first six months of the year, and in the process, extended a rally of generating gains in the five consecutive quarters ending June 30, 2021. The procyclical equity market environment in the first quarter amid strong housing demand, a rising 10-year Treasury rate, and higher demand forecasts for U.S. petroleum lost traction later in the period as Treasury yields fell and inflationary concerns were diminished by the Fed’s comments.

Outside the U.S., economic recovery efforts continued. The European Central Bank reaffirmed its accommodative monetary policy and upwardly revised its GDP forecasts for 2021 and 2022. Developed international markets, as measured by the MSCI EAFE Index, generated an 8.8% return during the period. Emerging Market equities, as measured by the MSCI Emerging Markets Index, returned 7.4%.

Global fixed income markets produced mixed results in the period. The rise in sovereign yields was a headwind for less spread-sensitive bonds. In contrast, a bond with an embedded spread (the difference in yield between a U.S. Treasury bond and another debt security of the same maturity of a different credit quality) benefitted from spread compression. In the period, the ICE BofA High Yield Option-Adjusted Spread tightened by 0.8%. Overall, Core U.S. Fixed Income, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, delivered a negative return of 1.6% for the six months ended June 30, 2021.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The American Funds Moderate Allocation Portfolio invested all of its assets in funds of the American Funds Insurance Series (“AFIS”) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 50% to fixed income and 50% to equities.

Over the six-month period, the Portfolio underperformed the Dow Jones Moderate Portfolio Index. The Portfolio primarily underperformed due to its strategic overweight to fixed income versus the benchmark, and underperformance of its domestic equity and international equity funds.

The domestic equity funds detracted from relative performance for the period. All underlying funds underperformed their respective benchmarks. The largest detractor was the AFIS Growth Fund, which underperformed its benchmark by 2.2%. Negative security selection within Consumer Discretionary, Communication Services, Industrials, and Information Technology sectors weighted on results, as did an underweight to Financials and an allocation to cash. Another weak performer was the American Funds American Mutual Fund, which lagged its benchmark by 1.7%. The main detractors to performance were cash holdings, an overweight to the Utilities sector, and security selection within Communication Services, Financials and Energy sectors. The AFIS Washington Mutual Investors Fund was the best relative performer and underperformed its benchmark by 0.1% for the period. Negative security selection in the Energy, Industrials, Health Care, and Communication Services sectors, coupled with an underweight to Financials dampened returns during the period.

The international equity funds detracted from relative performance as all underlying funds lagged their respective benchmarks in the period. The weakest detractor was the AFIS Global Small Capitalization Fund, which underperformed its benchmark by 4.6%. The underperformance was primarily a result of security selection within Industrials, Information Technology, Communication Services, and

BHFTI-1

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Energy sectors, as well as overweight positions in Health Care and Information Technology and an underweight to Energy. Regionally, security selection in the U.S. fared the worst. The AFIS International Fund underperformed its benchmark by 4.4%. Weak security selection within the Health Care, Financials, and Consumer Discretionary Sectors drove relative results. At the Regional level, negative security selection in Japan and the eurozone hampered results.

Contribution from fixed income funds was positive over the six-month period. The strongest performer was the American Funds High-Income Trust Fund, which outperformed its benchmark by 3.0%. Security selection within the Energy and Consumer Non-Cyclical bond sectors were leading contributors to returns. Overweight allocations to lower quality issues in the B-rated and CCC-rated and below segments further boosted returns. The AFIS The Bond Fund of America also generated positive outperformance and gained 0.9% over its benchmark. An overweight to high yield bonds and Treasury Inflation-Protected Securities (“TIPS”) and an underweight to agency mortgage-backed securities were positive contributors. The fund’s shorter duration (a measure of bond price sensitivity to changes in interest rates) proved beneficial as the 10-year Treasury rate moved higher over the period. The American Funds U.S. Government Securities Fund was another relative contributor, outperforming its benchmark by 0.5%. An overweight allocation to TIPS and shorter duration profile were additive to relative results.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-2

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
American Funds Moderate Allocation Portfolio
Class B	6.29	20.16	9.59	7.96
Class C	6.14	19.82	9.26	7.63
Dow Jones Moderate Portfolio Index	7.26	24.96	9.90	7.88

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
American Funds U.S. Government Securities Fund (Class R-6)	19.4
American Funds Bond Fund (Class 1)	18.5
American Funds Growth-Income Fund (Class 1)	8.3
American Funds Washington Mutual Investors Fund (Class 1)	8.2
American Funds American Mutual Fund (Class R-6)	8.2
American Funds International Growth and Income Fund (Class 1)	6.3
American Funds International Fund (Class 1)	5.3
American Funds Growth Fund (Class 1)	5.3
American Funds AMCAP Fund (Class R-6)	5.2
American Funds Fundamental Investors Fund (Class R-6)	5.2

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	40.3
Investment Grade Fixed Income	37.9
International Developed Market Equities	11.7
High Yield Fixed Income	5.1
Global Fixed Income	3.0
Emerging Market Equities	1.0
Global Equities	1.0

BHFTI-3

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Moderate Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class B (a)	Actual	0.72%	$1,000.00	$1,062.90	$3.68
	Hypothetical*	0.72%	$1,000.00	$1,021.22	$3.61

Class C (a)	Actual	1.02%	$1,000.00	$1,061.40	$5.21
	Hypothetical*	1.02%	$1,000.00	$1,019.74	$5.11

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	3,250,999	$141,028,327
American Funds American Mutual Fund (Class R-6)	4,405,944	221,002,155
American Funds Bond Fund (Class 1) (a)	44,164,128	499,496,288
American Funds Capital World Bond Fund (Class 1) (a)	6,749,039	82,000,822
American Funds Fundamental Investors Fund (Class R-6)	1,830,267	139,777,492
American Funds Global Small Capitalization Fund (Class 1)	786,609	27,853,809
American Funds Growth Fund (Class 1)	1,200,556	142,013,715
American Funds Growth-Income Fund (Class 1)	3,577,522	223,380,477
American Funds High-Income Trust Fund (Class R-6)	13,113,002	138,473,296
American Funds International Fund (Class 1)	5,825,938	144,133,696
American Funds International Growth and Income Fund (Class 1) (a)	8,414,247	170,893,350

Investment Company Securities—(Continued)
American Funds New World Fund (Class 1)	832,298	27,998,518
American Funds U.S. Government Securities Fund (Class R-6)	37,149,454	524,550,296
American Funds Washington Mutual Investors Fund (Class 1)	13,439,056	221,206,862

Total Mutual Funds (Cost $2,285,268,353)		2,703,809,103

Total Investments—100.1% (Cost $2,285,268,353)		2,703,809,103
Other assets and liabilities (net)—(0.1)%		(1,632,969)

Net Assets—100.0%		$2,702,176,134

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$2,703,809,103	$—	$—	$2,703,809,103
Total Investments	$2,703,809,103	$—	$—	$2,703,809,103

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a)	$1,951,418,643
Affiliated investments at value (b)	752,390,460
Receivable for:
Investments sold	179,905
Affiliated investments sold	764
Fund shares sold	237,945
Dividends	1,189,274

Total Assets	2,705,416,991
Liabilities
Payables for:
Investments purchased	1,192,243
Affiliated investments purchased	2,039
Fund shares redeemed	413,607
Accrued Expenses:
Management fees	141,766
Distribution and service fees	1,216,872
Deferred trustees’ fees	182,883
Other expenses	91,447

Total Liabilities	3,240,857

Net Assets	$2,702,176,134

Net Assets Consist of:
Paid in surplus	$2,152,107,715
Distributable earnings (Accumulated losses)	550,068,419

Net Assets	$2,702,176,134

Net Assets
Class B	$14,235,357
Class C	2,687,940,777
Capital Shares Outstanding*
Class B	1,335,657
Class C	253,323,106
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.66
Class C	10.61

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,584,651,205.
(b)	Identified cost of affiliated investments was $700,617,148.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends from Underlying Portfolios	$11,417,877
Dividends from Affiliated Investments	2,174,749

Total investment income	13,592,626
Expenses
Management fees	853,899
Administration fees	15,051
Custodian and accounting fees	13,583
Distribution and service fees—Class B	18,649
Distribution and service fees—Class C	7,306,308
Audit and tax services	16,091
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	30,488
Insurance	9,698
Miscellaneous	9,877

Total expenses	8,325,044

Net Investment Income	5,267,582

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	72,918,678
Affiliated investments	3,137,617
Capital gain distributions from Underlying Portfolios	30,168,188
Capital gain distributions from affiliated investments	21,966,281

Net realized gain (loss)	128,190,764

Net change in unrealized appreciation (depreciation) on:
Investments	48,329,166
Affiliated investments	(21,656,478)

Net change in unrealized appreciation (depreciation)	26,672,688

Net realized and unrealized gain (loss)	154,863,452

Net Increase (Decrease) in Net Assets From Operations	$160,131,034

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$5,267,582	$25,282,510
Net realized gain (loss)	128,190,764	107,809,417
Net change in unrealized appreciation (depreciation)	26,672,688	175,800,666

Increase (decrease) in net assets from operations	160,131,034	308,892,593

From Distributions to Shareholders
Class B	(730,083)	(919,504)
Class C	(131,059,383)	(161,940,882)

Total distributions	(131,789,466)	(162,860,386)

Increase (decrease) in net assets from capital share transactions	(7,776,027)	(64,611,696)

Total increase (decrease) in net assets	20,565,541	81,420,511

Net Assets
Beginning of period	2,681,610,593	2,600,190,082

End of period	$2,702,176,134	$2,681,610,593

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class B
Sales	37,462	$404,978	95,680	$934,741
Reinvestments	68,876	730,083	99,084	919,504
Redemptions	(233,772)	(2,545,592)	(49,920)	(491,733)

Net increase (decrease)	(127,434)	$(1,410,531)	144,844	$1,362,512

Class C
Sales	2,501,286	$26,883,737	7,299,547	$70,749,478
Reinvestments	12,422,690	131,059,383	17,526,069	161,940,882
Redemptions	(15,228,726)	(164,308,616)	(30,851,450)	(298,664,568)

Net increase (decrease)	(304,750)	$(6,365,496)	(6,025,834)	$(65,974,208)

Increase (decrease) derived from capital shares transactions		$(7,776,027)		$(64,611,696)

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.57		$10.02	$9.33	$10.33	$9.73	$9.93

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.04		0.13	0.20	0.19	0.18	0.17
Net realized and unrealized gain (loss)	0.62		1.10	1.29	(0.49)	1.09	0.52

Total income (loss) from investment operations	0.66		1.23	1.49	(0.30)	1.27	0.69

Less Distributions
Distributions from net investment income	(0.20)		(0.22)	(0.23)	(0.21)	(0.22)	(0.23)
Distributions from net realized capital gains	(0.37)		(0.46)	(0.57)	(0.49)	(0.45)	(0.66)

Total distributions	(0.57)		(0.68)	(0.80)	(0.70)	(0.67)	(0.89)

Net Asset Value, End of Period	$10.66		$10.57	$10.02	$9.33	$10.33	$9.73

Total Return (%) (b)	6.29	(c)	13.30	16.59	(3.14)	13.37	7.25

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.32	(e)	0.33	0.33	0.32	0.32	0.32
Ratio of net investment income (loss) to average net assets (%) (f)	0.68	(e)	1.36	2.04	1.93	1.74	1.78
Portfolio turnover rate (%)	6	(c)	31	5	5	5	8
Net assets, end of period (in millions)	$14.2		$15.5	$13.2	$11.8	$12.0	$10.1

	Class C
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.51		$9.96	$9.28	$10.27	$9.68	$9.87

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.02		0.10	0.16	0.15	0.13	0.13
Net realized and unrealized gain (loss)	0.62		1.10	1.29	(0.47)	1.09	0.53

Total income (loss) from investment operations	0.64		1.20	1.45	(0.32)	1.22	0.66

Less Distributions
Distributions from net investment income	(0.17)		(0.19)	(0.20)	(0.18)	(0.18)	(0.19)
Distributions from net realized capital gains	(0.37)		(0.46)	(0.57)	(0.49)	(0.45)	(0.66)

Total distributions	(0.54)		(0.65)	(0.77)	(0.67)	(0.63)	(0.85)

Net Asset Value, End of Period	$10.61		$10.51	$9.96	$9.28	$10.27	$9.68

Total Return (%) (b)	6.14	(c)	12.99	16.16	(3.41)	12.96	7.01

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.62	(e)	0.63	0.63	0.62	0.62	0.62
Ratio of net investment income (loss) to average net assets (%) (f)	0.39	(e)	1.01	1.69	1.54	1.34	1.38
Portfolio turnover rate (%)	6	(c)	31	5	5	5	8
Net assets, end of period (in millions)	$2,687.9		$2,666.1	$2,587.0	$2,479.5	$2,923.2	$2,875.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Moderate Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company, an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV. The NAV of the Portfolio is calculated based on the NAVs of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Investment Transactions and Related Investment Income—The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

BHFTI-9

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

BHFTI-10

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Portfolio, excluding the short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$157,086,958	$0	$239,212,345

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$853,899	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTI-11

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

6. Transactions in Securities of Affiliated Issuers

Issuers in which the Portfolio owns 5% or more of the outstanding shares are considered affiliates of the Portfolio.

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2021 is as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2021
American Funds Bond Fund (Class 1)	$460,799,540	$62,780,376	$(204,761)	$18,103	$(23,896,970)	$499,496,288
American Funds Capital World Bond Fund (Class 1)	104,670,797	2,554,592	(19,475,316)	199,733	(5,948,984)	82,000,822
American Funds International Growth and Income Fund (Class 1)	174,600,886	1,519,950	(16,336,743)	2,919,781	8,189,476	170,893,350

	$740,071,223	$66,854,918	$(36,016,820)	$3,137,617	$(21,656,478)	$752,390,460

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2021
American Funds Bond Fund (Class 1)	$19,909,892	$1,141,574	44,164,128
American Funds Capital World Bond Fund (Class 1)	2,056,389	447,098	6,749,039
American Funds International Growth and Income Fund (Class 1)	—	586,077	8,414,247

	$21,966,281	$2,174,749

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$2,286,290,489

Gross unrealized appreciation	444,446,144
Gross unrealized depreciation	(26,927,530)

Net unrealized appreciation (depreciation)	$417,518,614

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$47,345,516	$50,892,723	$115,514,870	$144,625,776	$162,860,386	$195,518,499

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$41,592,571	$89,462,117	$390,845,927	$—	$521,900,615

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

BHFTI-12

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-13

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Managed by AQR Capital Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2020, the Class B shares of the AQR Global Risk Balanced Portfolio returned 7.48%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index1, returned 7.26%.

MARKET ENVIRONMENT / CONDITIONS

While the human toll of COVID-19 remained severe in the first quarter of 2021, the period was nonetheless characterized by growing optimism that the eventual end of the pandemic was in sight. Vaccination campaigns were highly uneven across countries, with the United Kingdom and the United States significantly outpacing other developed markets and most emerging markets lagging behind. However, with cases falling sharply in most of the countries with high vaccination rates and with the pace of global inoculations expected to accelerate significantly in the second quarter, prospects for suppression of the pandemic continued to support expectations for global growth. Most major equity markets delivered gains for the first quarter, although there were notable shifts in relative performance across sectors. Commodity markets also rallied as optimism for potential global growth increased the outlook for demand and as concerns over higher future inflation further buoyed prices. Nominal bond markets fell as growth and inflation sentiment put upward pressure on bond yields.

The second quarter saw substantial further progress towards suppression of the COVID-19 pandemic as the global vaccination campaign accelerated significantly with the United States, Europe, and Canada achieving high vaccination rates, although the progress elsewhere was slower. Despite some lingering concerns, the second quarter saw the removal of nearly all pandemic-related restrictions in the United States as well as substantial loosening in Europe and other hard-hit developed markets. The positive growth environment drove continued gains in global equity markets, which registered positive returns for the fifth consecutive quarter. Strength in commodity markets was even more pronounced, as supply/demand balances tightened for a number of raw materials. A late-quarter shift in signaling from the Federal Reserve, from very accommodative to potentially hiking rates in 2022, also played a role in containing inflation expectations. As market participants grew less concerned about inflation and began to anticipate the eventual withdrawal of monetary stimulus, yield curves generally flattened and long-term bonds recovered some of the losses suffered in the first quarter.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The AQR Global Risk Balanced Portfolio is a globally diversified asset-allocation portfolio. The Portfolio seeks to take equal risk from three primary sources: equity risk, nominal interest rate risk, and inflation risk. The Portfolio diversifies by risk rather than dollars and targets equal risk contributions from each source. Diversifying by risk means creating a portfolio where each asset class is expected to matter about the same amount to portfolio returns and variability, not where each is allocated the same number of dollars. To target equal risk weighting, low-risk assets are given higher dollar allocations than high-risk assets, which are given lower dollar allocations.

The Portfolio is moderately levered through investments in equity, fixed income, and commodity futures and swaps to target an annualized volatility of up to 10%. The portfolio management process adjusts exposures to each of the three risk categories using proprietary volatility forecasting models. The process seeks to realize a steady risk contribution from each of the Portfolio’s three categories and for the Portfolio as a whole. Our objective is to keep the Portfolio diversified not only across asset classes, but also through time so no single period has a disproportionate impact on the Portfolio’s long-term results. Our research has shown that targeting a steady level of risk and maintaining a consistently diversified portfolio may help manage risk during periods of market stress and improve long-term risk-adjusted returns.

The Portfolio returned 7.48% for the six-month period ended June 30, 2021, outperforming the benchmark. Outperformance relative to the benchmark index can be attributed to the inclusion of inflation-sensitive assets, in particular, commodities, which rallied significantly. On an absolute basis, inflation-sensitive assets contributed 5.6% towards the Portfolio return (gross of fees), as commodities rallied on improved outlook for demand and inflation-linked bonds contributed 0.7% as inflation readings surprised to the upside and as energy prices increased. Equities (contributing 4.9%) broadly gained on optimism surrounding the global economic recovery. Nominal bonds detracted 2.5% as yields rose on increased market expectations for growth and inflation and as hopes for rapid normalization in economic activity rose.

AQR’s systematic portfolio management process dynamically adjusts position sizes to counter changes in the volatility of the underlying assets. The Portfolio entered 2021 with a total market exposure of 215%. As of June 30, 2021, the Portfolio’s exposures were 41% equities, 153% nominal bonds, 45% inflation-linked bonds, and 23% commodities, for a total Portfolio exposure of 262%.

The Portfolio uses futures, swaps on futures, and index swaps to gain most of its market exposures. Futures are used to gain exposure to equity indices, nominal bonds, and commodities. Swaps on futures are used when holding limits, local regulations, or asset coverage rules restrict investment in futures. The Portfolio does not use derivatives to gain exposure to global inflation-linked bonds, but instead holds those securities directly. Currency hedges are used to minimize

BHFTI-1

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Managed by AQR Capital Management, LLC

Portfolio Manager Commentary*—(Continued)

currency exposures gained from non-U.S. investments. Derivatives performed as expected over the period.

Yao Hua Ooi

John J. Huss

Ronen Israel

Michael A. Mendelson

Lars Nielsen

Portfolio Managers

AQR Capital Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-2

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
AQR Global Risk Balanced Portfolio
Class B	7.48	18.83	6.22	4.61
Dow Jones Moderate Portfolio Index	7.26	24.96	9.90	7.88

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	153.0
Global Inflation-Linked Bonds	45.2
Commodities	22.5
Global Developed Equities	37.0
Global Emerging Equities	5.0

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets.

BHFTI-3

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AQR Global Risk Balanced Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class B (a)	Actual	0.89%	$1,000.00	$1,074.80	$4.58
	Hypothetical*	0.89%	$1,000.00	$1,020.38	$4.46

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

U.S. Treasury & Government Agencies—25.0% of Net Assets

Security Description	Shares/ Principal Amount*	Value

U.S. Treasury—25.0%
U.S. Treasury Inflation Indexed Notes
0.125%, 10/15/25 (a)	45,994,065	$50,049,089
0.125%, 01/15/30 (a)	90,071,492	98,866,364
0.125%, 07/15/30 (a)	96,840,900	106,822,574
0.125%, 01/15/31 (a)	83,483,840	91,865,922
0.250%, 07/15/29 (a)	85,795,428	95,440,711
0.375%, 07/15/27 (a)	64,688,464	72,137,745
0.500%, 01/15/28 (a)	67,744,912	75,945,752
0.750%, 07/15/28 (a)	66,857,896	76,708,989
0.875%, 01/15/29 (a)	67,817,788	78,465,534

Total U.S. Treasury & Government Agencies (Cost $728,741,700)		746,302,680

Foreign Government—15.2%

Sovereign—15.2%
Deutsche Bundesrepublik Inflation Linked Bond 0.500%, 04/15/30 (EUR) (a)	94,038,232	134,487,200
France Government Bond OAT
0.100%, 03/01/26 (144A) (EUR) (a)	9,030,385	11,645,996
0.100%, 03/01/28 (EUR) (a)	20,046,214	26,388,520
0.100%, 03/01/29 (EUR) (a)	15,780,226	21,125,176
0.100%, 07/25/31 (144A) (EUR) (a)	5,385,966	7,375,090
0.700%, 07/25/30 (144A) (EUR) (a)	34,483,803	49,390,033
1.850%, 07/25/27 (EUR) (a)	30,854,162	44,879,220
United Kingdom Gilt Inflation Linked Bonds
0.125%, 03/22/26 (GBP) (a)	3,146,634	5,031,549
0.125%, 08/10/28 (GBP) (a)	20,117,324	34,323,528
0.125%, 03/22/29 (GBP) (a)	21,689,149	37,400,881
0.125%, 08/10/31 (GBP) (a)	4,510,264	8,246,150
1.250%, 11/22/27 (GBP) (a)	3,754,511	6,711,722
1.250%, 11/22/32 (GBP) (a)	31,463,788	65,744,091

Total Foreign Government (Cost $422,772,611)		452,749,156

Short-Term Investments—56.3%

Mutual Funds—33.8%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 0.010% (b)	239,968,171	239,968,171
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 0.010% (b)	234,508,767	234,508,767
State Street Institutional Liquid Reserves Fund, Premier Class 0.050% (b) (c)	68,076,311	68,096,734
State Street Institutional Treasury Plus Money Market Fund, Premier Class 0.010% (b)	197,081,172	197,081,172

Mutual Funds—(Continued)
UBS Select Treasury Institutional Fund, Institutional Class 0.010% (b)	270,446,690	270,446,690

		1,010,101,534

U.S. Treasury—22.5%
U.S. Treasury Bills
Zero Coupon, 07/01/21 (d)	9,761,000	9,761,000
0.002%, 07/08/21 (d)	4,594,000	4,593,965
0.003%, 07/15/21 (d) (e)	42,718,000	42,717,253
0.005%, 07/22/21 (d)	23,045,000	23,044,359
0.005%, 08/12/21 (d)	9,067,000	9,066,392
0.006%, 07/29/21 (d)	1,212,000	1,211,955
0.006%, 08/26/21 (d) (e)	52,297,000	52,293,380
0.007%, 08/19/21 (d) (e)	38,484,000	38,481,643
0.007%, 09/23/21 (d)	40,029,000	40,024,330
0.007%, 10/07/21 (d)	71,420,000	71,410,279
0.008%, 09/30/21 (d)	121,508,000	121,491,875
0.009%, 10/14/21 (d)	68,556,000	68,546,502
0.009%, 10/21/21 (d) (e)	130,212,000	130,192,757
0.018%, 12/30/21 (d)	58,568,000	58,552,307

		671,387,997

Total Short-Term Investments (Cost $1,681,498,899)		1,681,489,531

Total Investments—96.5% (Cost $2,833,013,210)		2,880,541,367
Other assets and liabilities (net)—3.5%		104,742,902

Net Assets—100.0%		$2,985,284,269

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Principal amount of security is adjusted for inflation.
(b)	The rate shown represents the annualized seven-day yield as of June 30, 2021.
(c)	All or a portion of the security was pledged as collateral against open OTC swap contracts and open forward foreign currency exchange contracts. As of June 30, 2021, the market value of securities pledged was $68,096,734.
(d)	The rate shown represents current yield to maturity.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2021, the market value of securities pledged was $6,109,147.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2021, the market value of 144A securities was $68,411,119, which is 2.3% of net assets.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	6,129,000	CBNA	09/15/21	USD	7,321,939	$(43,415)
EUR	10,313,000	CBNA	09/15/21	USD	12,263,951	(16,696)
EUR	17,203,000	CBNA	09/15/21	USD	20,518,730	(89,221)
GBP	2,491,000	CBNA	09/15/21	USD	3,478,528	(32,153)
GBP	7,363,000	CBNA	09/15/21	USD	10,181,513	5,422
GBP	12,354,000	CBNA	09/15/21	USD	17,206,344	(114,207)

Contracts to Deliver
EUR	11,672,101	CBNA	09/15/21	USD	14,287,546	426,284
EUR	11,672,101	CBNA	09/15/21	USD	14,283,026	421,765
EUR	11,672,101	CBNA	09/15/21	USD	14,275,323	414,061
EUR	11,672,101	CBNA	09/15/21	USD	14,266,229	404,967
EUR	11,672,101	CBNA	09/15/21	USD	14,296,897	435,636
EUR	11,672,101	CBNA	09/15/21	USD	14,300,756	439,494
EUR	11,497,891	CBNA	09/15/21	USD	14,083,702	429,324
EUR	11,497,891	CBNA	09/15/21	USD	14,042,419	388,041
EUR	11,497,891	CBNA	09/15/21	USD	14,076,892	422,514
EUR	8,754,076	CBNA	09/15/21	USD	10,715,817	319,870
EUR	8,754,076	CBNA	09/15/21	USD	10,723,261	327,314
EUR	8,754,076	CBNA	09/15/21	USD	10,755,290	359,343
EUR	8,754,076	CBNA	09/15/21	USD	10,749,895	353,948
EUR	8,754,076	CBNA	09/15/21	USD	10,735,775	339,828
EUR	8,754,076	CBNA	09/15/21	USD	10,742,091	346,144
EUR	8,754,076	CBNA	09/15/21	USD	10,701,922	305,975
EUR	8,754,076	CBNA	09/15/21	USD	10,709,968	314,021
EUR	8,754,076	CBNA	09/15/21	USD	10,697,025	301,078
EUR	8,754,076	CBNA	09/15/21	USD	10,698,027	302,081
EUR	8,710,524	CBNA	09/15/21	USD	10,634,395	290,169
EUR	8,710,523	CBNA	09/15/21	USD	10,653,208	308,983
EUR	8,710,523	CBNA	09/15/21	USD	10,691,186	346,961
EUR	8,710,523	CBNA	09/15/21	USD	10,681,370	337,145
EUR	8,710,523	CBNA	09/15/21	USD	10,644,371	300,146
EUR	8,623,418	CBNA	09/15/21	USD	10,545,738	304,954
EUR	8,623,418	CBNA	09/15/21	USD	10,593,950	353,167
EUR	8,623,418	CBNA	09/15/21	USD	10,564,570	323,787
EUR	8,623,418	CBNA	09/15/21	USD	10,539,477	298,694
EUR	8,623,418	CBNA	09/15/21	USD	10,519,815	279,032
EUR	7,005,000	CBNA	09/15/21	USD	8,510,060	191,237
GBP	12,186,576	CBNA	09/15/21	USD	17,228,239	367,738
GBP	12,007,362	CBNA	09/15/21	USD	17,018,104	405,551
GBP	12,007,361	CBNA	09/15/21	USD	17,041,943	429,391
GBP	11,828,148	CBNA	09/15/21	USD	16,768,810	404,206
GBP	11,828,148	CBNA	09/15/21	USD	16,734,058	369,453
GBP	11,828,147	CBNA	09/15/21	USD	16,717,734	353,131
GBP	9,005,521	CBNA	09/15/21	USD	12,756,845	297,432
GBP	9,005,521	CBNA	09/15/21	USD	12,759,713	300,299
GBP	9,005,521	CBNA	09/15/21	USD	12,738,496	279,082
GBP	9,005,521	CBNA	09/15/21	USD	12,767,033	307,619
GBP	8,960,718	CBNA	09/15/21	USD	12,667,370	269,943
GBP	8,960,717	CBNA	09/15/21	USD	12,685,137	287,711
GBP	8,871,111	CBNA	09/15/21	USD	12,566,537	293,084
GBP	8,871,110	CBNA	09/15/21	USD	12,543,478	270,026
GBP	2,298,000	CBNA	09/15/21	USD	3,239,606	60,252

Net Unrealized Appreciation						$14,790,611

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Amsterdam Index Futures	07/16/21	37	EUR	5,397,042	$(33,904)
Australian 10 Year Treasury Bond Futures	09/15/21	1,206	AUD	170,273,922	(203,890)
CAC 40 Index Futures	07/16/21	220	EUR	14,311,000	(334,525)
Canada Government Bond 10 Year Futures	09/21/21	1,114	CAD	162,109,280	1,600,663
Cattle Feeder Futures	09/30/21	25	USD	1,967,813	26,689
Cocoa Futures	09/15/21	124	USD	2,962,360	(99,355)
Copper Futures	07/22/21	105	USD	24,572,625	(207,349)
Copper Futures	08/11/21	10	USD	2,342,223	(274,054)
Copper Futures	08/12/21	9	USD	2,108,126	(271,047)
Copper Futures	09/13/21	394	USD	92,363,450	(5,132,886)
Copper Futures	09/22/21	15	USD	3,514,969	70,554
Cotton No. 2 Futures	12/08/21	207	USD	8,787,150	247,345
DAX Index Futures	09/17/21	30	EUR	11,646,000	(191,036)
Euro STOXX 50 Index Futures	09/17/21	918	EUR	37,229,490	(855,565)
Euro-Bund Futures	09/08/21	3,210	EUR	554,078,100	3,820,977
FTSE 100 Index Futures	09/17/21	430	GBP	30,016,150	(728,600)
FTSE JSE Top 40 Index Futures	09/16/21	151	ZAR	90,412,760	(178,851)
FTSE MIB Index Futures	09/17/21	25	EUR	3,125,500	(87,691)
FTSE Taiwan Index Futures	07/29/21	172	USD	10,493,720	130,440
Hang Seng China Enterprises Index Futures	07/29/21	255	HKD	134,780,250	(214,743)
Hang Seng Index Futures	07/29/21	38	HKD	54,397,000	(83,935)
IBEX 35 Index Futures	07/16/21	35	EUR	3,075,905	(167,912)
Japanese Government 10 Year Bond Futures	09/13/21	214	JPY	32,461,660,000	298,350
KOSPI 200 Index Futures	09/09/21	99	KRW	10,861,537,500	144,202
LME Nickel Futures	07/22/21	14	USD	1,529,241	180,853
LME Nickel Futures	08/11/21	3	USD	327,708	4,959
LME Nickel Futures	08/12/21	3	USD	327,713	3,164
LME Nickel Futures	09/13/21	123	USD	13,441,932	392,622
LME Nickel Futures	09/22/21	2	USD	218,568	6,102
LME Primary Aluminum Futures	07/22/21	5	USD	314,938	20,737
LME Primary Aluminum Futures	08/11/21	15	USD	945,938	(11,107)
LME Primary Aluminum Futures	08/12/21	13	USD	819,813	(4,101)
LME Primary Aluminum Futures	09/13/21	544	USD	34,333,200	1,165,955
LME Primary Aluminum Futures	09/22/21	19	USD	1,199,071	53,553
LME Zinc Futures	07/13/21	1	USD	74,238	5,120
LME Zinc Futures	07/22/21	21	USD	1,558,988	82,101
LME Zinc Futures	08/11/21	6	USD	445,844	(5,674)
LME Zinc Futures	08/12/21	5	USD	371,556	(5,958)
LME Zinc Futures	09/13/21	234	USD	17,415,450	173,640
LME Zinc Futures	09/22/21	5	USD	371,844	15,860
Lead Futures	07/22/21	25	USD	1,414,625	139,132
Lead Futures	08/11/21	2	USD	113,424	1,819
Lead Futures	08/12/21	2	USD	113,437	1,931
Lead Futures	09/13/21	93	USD	5,280,075	265,968
Lead Futures	09/22/21	2	USD	113,531	5,376
Lean Hogs Futures	08/13/21	247	USD	10,201,100	(1,338,607)
Live Cattle Futures	08/31/21	100	USD	4,909,000	209,309
Live Cattle Futures	10/29/21	25	USD	1,281,500	7,801
Russell 2000 Index E-Mini Futures	09/17/21	453	USD	52,271,670	(298,865)
S&P 500 Index E-Mini Futures	09/17/21	3,135	USD	672,238,050	8,056,324
S&P Midcap 400 Index E-Mini Futures	09/17/21	192	USD	51,694,080	(791,198)
S&P TSX 60 Index Futures	09/16/21	172	CAD	41,372,880	222,618
SGX CNX Nifty Index Futures	07/29/21	564	USD	17,762,616	(84,827)
SPI 200 Index Futures	09/16/21	154	AUD	27,808,550	(179,294)
Soybean Futures	11/12/21	506	USD	35,394,700	(259,561)
Soybean Meal Futures	12/14/21	160	USD	6,107,200	(301,553)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Soybean Oil Futures	12/14/21	207	USD	7,794,792	$677,458
Sugar No. 11 Futures	09/30/21	423	USD	8,475,566	320,937
TOPIX Index Futures	09/09/21	387	JPY	7,519,410,000	(545,813)
U.S. Treasury Note 10 Year Futures	09/21/21	8,741	USD	1,158,182,500	5,882,261
United Kingdom Long Gilt Bond Futures	09/28/21	980	GBP	125,538,000	1,364,063
Wheat Futures	09/14/21	113	USD	3,839,175	(187,071)

Futures Contracts—Short
Copper Futures	07/22/21	(105)	USD	(24,572,625)	195,313
Copper Futures	08/11/21	(10)	USD	(2,342,223)	281,233
Copper Futures	08/12/21	(9)	USD	(2,108,126)	256,911
Copper Futures	09/13/21	(34)	USD	(7,970,450)	469,273
Copper Futures	09/22/21	(15)	USD	(3,514,969)	(55,644)
LME Nickel Futures	07/22/21	(14)	USD	(1,529,241)	(180,606)
LME Nickel Futures	08/11/21	(3)	USD	(327,708)	(4,617)
LME Nickel Futures	08/12/21	(3)	USD	(327,713)	(5,882)
LME Nickel Futures	09/13/21	(8)	USD	(874,272)	(14,007)
LME Nickel Futures	09/22/21	(2)	USD	(218,568)	(5,701)
LME Primary Aluminum Futures	07/22/21	(5)	USD	(314,938)	(19,848)
LME Primary Aluminum Futures	08/11/21	(15)	USD	(945,938)	14,610
LME Primary Aluminum Futures	08/12/21	(13)	USD	(819,813)	(5,466)
LME Primary Aluminum Futures	09/13/21	(47)	USD	(2,966,288)	(37,514)
LME Primary Aluminum Futures	09/22/21	(19)	USD	(1,199,071)	(54,502)
LME Zinc Futures	07/13/21	(1)	USD	(74,238)	(5,040)
LME Zinc Futures	07/22/21	(21)	USD	(1,558,988)	(79,024)
LME Zinc Futures	08/11/21	(6)	USD	(445,844)	6,751
LME Zinc Futures	08/12/21	(5)	USD	(371,556)	2,360
LME Zinc Futures	09/13/21	(16)	USD	(1,190,800)	(4,688)
LME Zinc Futures	09/22/21	(5)	USD	(371,844)	(15,785)
Lead Futures	07/22/21	(25)	USD	(1,414,625)	(141,566)
Lead Futures	08/11/21	(2)	USD	(113,424)	(2,030)
Lead Futures	08/12/21	(2)	USD	(113,437)	(2,360)
Lead Futures	09/13/21	(6)	USD	(340,650)	(8,811)
Lead Futures	09/22/21	(2)	USD	(113,531)	(5,125)

Net Unrealized Appreciation					$13,098,146

Swap Agreements

OTC Total Return Swaps

Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)(1)
08/18/21	GSI	Bovespa Index Futures	BRL	24,269,066	$(153,397)	$—	$(153,397)
08/18/21	MLI	Bovespa Index Futures	BRL	23,696,159	(165,941)	—	(165,941)
08/30/21	MLI	Brent Oil Futures	USD	52,435,930	1,947,300	—	1,947,300
09/21/21	BOA	Canada 10 Year Bond Futures	CAD	31,318,103	326,926	—	326,926
08/13/21	CBNA	Coffee Futures	USD	2,419,122	156,847	—	156,847
08/13/21	MLI	Coffee Futures	USD	12,156,216	723,628	—	723,628
08/27/21	CBNA	Corn Futures	USD	5,320,663	252,362	—	252,362
08/27/21	MLI	Corn Futures	USD	34,054,163	1,631,175	—	1,631,175
09/08/21	BOA	Euro Bund 10 Year Bund Futures	EUR	294,433,073	2,503,008	—	2,503,008
07/30/21	MLI	Gold Futures	USD	78,261,080	(842,160)	—	(842,160)
07/29/21	GSI	Hang Seng China Enterprises Index Futures	HKD	336,566,264	(733,352)	—	(733,352)
07/29/21	MLI	Hang Seng China Enterprises Index Futures	HKD	33,860,093	(72,311)	—	(72,311)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

OTC Total Return Swaps—(Continued)

Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)(1)
07/29/21	GSI	Hang Seng Index Futures	HKD	13,044,551	$(20,742)	$—	$(20,742)
07/29/21	MLI	Hang Seng Index Futures	HKD	7,266,646	(14,057)	—	(14,057)
07/29/21	CBNA	Heating Oil ULSD Futures	USD	1,113,644	48,408	—	48,408
08/30/21	CBNA	Heating Oil ULSD Futures	USD	1,343,066	(725)	—	(725)
07/29/21	MLI	Heating Oil ULSD Futures	USD	5,935,272	232,541	—	232,541
08/30/21	MLI	Heating Oil ULSD Futures	USD	9,153,194	(25,276)	—	(25,276)
09/13/21	BOA	Japanese Government 10 Year Bond Futures	JPY	19,097,253,359	141,200	—	141,200
08/27/21	MLI	KC Hard Red Winter Wheat Futures	USD	5,170,513	68,538	—	68,538
09/09/21	MLI	KOSPI 200 Index Futures	KRW	15,478,274,700	187,020	—	187,020
08/06/21	MLI	Live Cattle Futures	USD	13,365,297	576,263	—	576,263
10/01/21	MLI	Live Cattle Futures	USD	3,600,450	—	—	—
08/11/21	CBNA	Low Sulphur Gas Oil Futures	USD	1,127,476	69,024	—	69,024
09/09/21	CBNA	Low Sulphur Gas Oil Futures	USD	1,084,770	(5,220)	—	(5,220)
08/11/21	MLI	Low Sulphur Gas Oil Futures	USD	7,915,250	460,250	—	460,250
09/09/21	MLI	Low Sulphur Gas Oil Futures	USD	12,636,750	(42,000)	—	(42,000)
08/27/21	CBNA	Natural Gas Futures	USD	387,680	10,960	—	10,960
08/27/21	MLI	Natural Gas Futures	USD	8,053,520	317,920	—	317,920
07/29/21	CBNA	RBOB Gasoline Futures	USD	1,412,344	94,146	—	94,146
08/30/21	CBNA	RBOB Gasoline Futures	USD	1,770,833	3,441	—	3,441
07/29/21	MLI	RBOB Gasoline Futures	USD	6,539,232	428,282	—	428,282
08/30/21	MLI	RBOB Gasoline Futures	USD	10,333,168	32,323	—	32,323
08/31/21	MLI	Silver Futures	USD	22,376,960	(1,421,760)	—	(1,421,760)
11/26/21	MLI	Soy Meal Futures	USD	15,516,280	(629,980)	—	(629,980)
10/22/21	MLI	Soybean Futures	USD	14,858,675	110,625	—	110,625
11/26/21	MLI	Soybean Oil Futures	USD	17,872,865	2,084,815	—	2,084,815
09/15/21	MLI	Sugar Futures	USD	23,082,937	941,186	—	941,186
09/17/21	MLI	Swiss Market Index Futures	CHF	26,486,715	114,602	—	114,602
07/21/21	GSI	TAIEX Futures	TWD	371,206,840	408,160	—	408,160
07/21/21	MLI	TAIEX Futures	TWD	20,627,481	22,500	—	22,500
09/21/21	BOA	U.S. Treasury Note 10 Year Futures	USD	1,230,956,745	6,328,255	—	6,328,255
09/28/21	BOA	United Kingdom 10 Year Gilt Futures	GBP	53,799,255	535,399	—	535,399
08/19/21	MLI	WTI Crude Oil Futures	USD	34,361,940	131,040	—	131,040
07/19/21	MLI	WTI Crude Oil Futures	USD	23,312,480	1,814,260	—	1,814,260
08/27/21	MLI	Wheat Futures	USD	11,133,894	(431,769)	—	(431,769)

Totals					$18,143,714	$—	$18,143,714

(1)	There is no upfront payment premium paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).

Glossary of Abbreviations

Counterparties

(BOA)—	Bank of America N.A..
(CBNA)—	Citibank N.A.
(GSI)—	Goldman Sachs International

(MLI)—	Merrill Lynch International

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar
(ZAR)—	South African Rand

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$746,302,680	$—	$746,302,680
Total Foreign Government*	—	452,749,156	—	452,749,156
Short-Term Investments
Mutual Funds	1,010,101,534	—	—	1,010,101,534
U.S. Treasury	—	671,387,997	—	671,387,997
Total Short-Term Investments	1,010,101,534	671,387,997	—	1,681,489,531
Total Investments	$1,010,101,534	$1,870,439,833	$—	$2,880,541,367

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$15,086,303	$—	$15,086,303
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(295,692)	—	(295,692)
Total Forward Contracts	$—	$14,790,611	$—	$14,790,611
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$26,825,334	$—	$—	$26,825,334
Futures Contracts (Unrealized Depreciation)	(13,727,188)	—	—	(13,727,188)
Total Futures Contracts	$13,098,146	$—	$—	$13,098,146
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$22,702,404	$—	$22,702,404
OTC Swap Contracts at Value (Liabilities)	—	(4,558,690)	—	(4,558,690)
Total OTC Swap Contracts	$—	$18,143,714	$—	$18,143,714

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a)	$2,880,541,367
Cash	8,711,231
Cash denominated in foreign currencies (b)	4,144,254
Cash collateral (c)	126,655,145
OTC swap contracts at market value	22,702,404
Unrealized appreciation on forward foreign currency exchange contracts	15,086,303
Receivable for:
OTC swap contracts	15,041,615
Fund shares sold	68,028
Dividends and interest	2,187,450
Variation margin on futures contracts	14,503,760

Total Assets	3,089,641,557
Liabilities
OTC swap contracts at market value	4,558,690
Cash collateral for OTC swap contracts and forward foreign currency exchange contracts	36,547,381
Unrealized depreciation on forward foreign currency exchange contracts	295,692
Payables for:
Investments purchased	58,545,118
Fund shares redeemed	1,632,822
Accrued Expenses:
Management fees	1,490,926
Distribution and service fees	610,852
Deferred trustees’ fees	168,642
Other expenses	507,165

Total Liabilities	104,357,288

Net Assets	$2,985,284,269

Net Assets Consist of:
Paid in surplus	$2,658,767,811
Distributable earnings (Accumulated losses)	326,516,458

Net Assets	$2,985,284,269

Net Assets
Class B	$2,985,284,269
Capital Shares Outstanding*
Class B	350,059,351
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$8.53

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,833,013,210.
(b)	Identified cost of cash denominated in foreign currencies was $4,100,855.
(c)	Includes collateral of $108,045,310 for futures contracts, and $18,609,835 for OTC swap contracts.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends (a)	$88,471
Interest (b)	19,689,189

Total investment income	19,777,660
Expenses
Management fees	9,015,517
Administration fees	69,545
Custodian and accounting fees	204,898
Distribution and service fees—Class B	3,653,155
Audit and tax services	49,748
Legal	25,611
Trustees’ fees and expenses	28,684
Shareholder reporting	48,709
Insurance	10,685
Miscellaneous	12,553

Total expenses	13,119,105
Less management fee waiver	(96,537)

Net expenses	13,022,568

Net Investment Income	6,755,092

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	27,667,751
Futures contracts	104,796,124
Swap contracts	136,182,738
Foreign currency transactions	103,813
Forward foreign currency transactions	(15,767,415)

Net realized gain (loss)	252,983,011

Net change in unrealized appreciation (depreciation) on:
Investments	(34,839,670)
Futures contracts	(17,985,925)
Swap contracts	(19,658,271)
Foreign currency transactions	(10,084)
Forward foreign currency transactions	24,234,482

Net change in unrealized appreciation (depreciation)	(48,259,468)

Net realized and unrealized gain (loss)	204,723,543

Net Increase (Decrease) in Net Assets From Operations	$211,478,635

(a)	Net of foreign withholding taxes of $6,717.
(b)	Net of foreign withholding taxes of $4.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$6,755,092	$(14,451,313)
Net realized gain (loss)	252,983,011	(20,761,735)
Net change in unrealized appreciation (depreciation)	(48,259,468)	111,397,846

Increase (decrease) in net assets from operations	211,478,635	76,184,798

From Distributions to Shareholders
Class B	(119,498,651)	(370,949,651)

Total distributions	(119,498,651)	(370,949,651)

Increase (decrease) in net assets from capital share transactions	(70,909,511)	22,929,271

Total increase (decrease) in net assets	21,070,473	(271,835,582)

Net Assets
Beginning of period	2,964,213,796	3,236,049,378

End of period	$2,985,284,269	$2,964,213,796

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class B
Sales	387,158	$3,253,225	883,973	$7,281,304
Reinvestments	14,175,403	119,498,651	50,264,180	370,949,651
Redemptions	(22,872,506)	(193,661,387)	(43,192,188)	(355,301,684)

Net increase (decrease)	(8,309,945)	$(70,909,511)	7,955,965	$22,929,271

Increase (decrease) derived from capital shares transactions		$(70,909,511)		$22,929,271

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$8.27		$9.23	$7.94	$9.36	$9.12	$8.37

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.02		(0.04)	0.07	0.09	0.03	(0.02)
Net realized and unrealized gain (loss)	0.59		0.20	1.48	(0.62)	0.82	0.77

Total income (loss) from investment operations	0.61		0.16	1.55	(0.53)	0.85	0.75

Less Distributions
Distributions from net investment income	0.00		(0.21)	(0.26)	(0.04)	(0.16)	0.00
Distributions from net realized capital gains	(0.35)		(0.91)	0.00	(0.85)	(0.45)	0.00

Total distributions	(0.35)		(1.12)	(0.26)	(0.89)	(0.61)	0.00

Net Asset Value, End of Period	$8.53		$8.27	$9.23	$7.94	$9.36	$9.12

Total Return (%) (b)	7.48	(c)	3.14 (d)	19.79 (d)	(6.35)	9.80	8.96

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	(e)	0.90	0.90	0.90	0.89	0.89
Gross ratio of expenses to average net assets excluding interest expense (%)	0.90	(e)	0.90	0.90	0.90	0.89	0.89
Net ratio of expenses to average net assets (%) (f)	0.89	(e)	0.89	0.89	0.89	0.88	0.88
Net ratio of expenses to average net assets excluding interest expense (%) (f)	0.89	(e)	0.89	0.89	0.89	0.88	0.88
Ratio of net investment income (loss) to average net assets (%)	0.46	(e)	(0.49)	0.80	1.08	0.29	(0.20)
Portfolio turnover rate (%)	36	(c)	74	101	26	32	54
Net assets, end of period (in millions)	$2,985.3		$2,964.2	$3,236.0	$3,096.3	$3,754.9	$3,809.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is AQR Global Risk Balanced Portfolio (the “Portfolio”), which is non-diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—AQR Global Risk Balanced Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the AQR Global Risk Balanced Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained a private letter ruling from the Internal Revenue Service confirming that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio will constitute “qualifying income” for the purposes of the Portfolio remaining qualified as a regulated investment company for U.S. federal income tax purposes.

The Subsidiary invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity-related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by AQR Capital Management, LLC (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of June 30, 2021, the Portfolio held $298,506,070 in the Subsidiary, representing 9.7% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for

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a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820 - Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

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In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

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Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it. The Portfolio had no outstanding repurchase agreements at June 30, 2021.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity futures, interest rate futures and commodity futures were used for investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered

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commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked-to-market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

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The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	OTC swap contracts at market value	$9,834,788
	Unrealized appreciation on futures contracts (a) (b)	12,966,314	Unrealized depreciation on futures contracts (a) (b)	$203,890
Equity	OTC swap contracts at market value	732,282	OTC swap contracts at market value	1,159,800
	Unrealized appreciation on futures contracts (a) (b)	8,553,584	Unrealized depreciation on futures contracts (a) (b)	4,776,759
Commodity	OTC swap contracts at market value	12,135,334	OTC swap contracts at market value	3,398,890
	Unrealized appreciation on futures contracts (a) (b)	5,305,436	Unrealized depreciation on futures contracts (a) (b)	8,746,539
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	15,086,303	Unrealized depreciation on forward foreign currency exchange contracts	295,692

Total		$64,614,041		$18,581,570

(a)	Financial instrument not subject to a master netting agreement.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2021.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$9,834,788	$—	$(6,539,975)	$3,294,813
Citibank N.A	15,721,491	(301,637)	(15,097,878)	321,976
Goldman Sachs International	408,160	(408,160)	—	—
Merrill Lynch International	11,824,268	(3,645,254)	(7,799,991)	379,023

	$37,788,707	$(4,355,051)	$(29,437,844)	$3,995,812

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2021.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Citibank N.A	$301,637	$(301,637)	$—	$—
Goldman Sachs International	907,491	(408,160)	(499,331)	—
Merrill Lynch International	3,645,254	(3,645,254)	—	—

	$4,854,382	$(4,355,051)	$(499,331)	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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Notes to Consolidated Financial Statements—June 30, 2021—(Continued)

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2021:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(15,767,415)	$(15,767,415)
Futures contracts	(65,075,757)	146,799,790	23,072,091	—	104,796,124
Swap contracts	(26,405,948)	12,754,593	149,834,093	—	136,182,738

	$(91,481,705)	$159,554,383	$172,906,184	$(15,767,415)	$225,211,447

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions . . . . .	$—	$—	$—	$24,234,482	$24,234,482
Futures contracts . . . . . . . . . . . . . . .	6,916,674	(15,718,652)	(9,183,947)	—	(17,985,925)
Swap contracts . . . . . . . . . . . . . . . .	8,945,218	(4,119,957)	(24,483,532)	—	(19,658,271)

	$15,861,892	$(19,838,609)	$(33,667,479)	$24,234,482	$(13,409,714)

For the six months ended June 30, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$747,143,076
Futures contracts long	3,696,922,996
Futures contracts short	(85,759,581)
Swap contracts	2,083,360,119

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into

BHFTI-20

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2021—(Continued)

agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the

BHFTI-21

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2021—(Continued)

Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$432,907,461	$179,349,359	$321,537,198	$84,470,415

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$9,015,517	0.675%	First $250 million
	0.650%	$250 million to $750 million
	0.625%	$750 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.010%	$1 billion to $3.5 billion
0.040%	Over $3.5 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

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Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2021—(Continued)

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$2,841,813,756

Gross unrealized appreciation	114,199,526
Gross unrealized depreciation	(26,362,169)

Net unrealized appreciation (depreciation)	$87,837,357

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$228,225,525	$95,945,477	$142,724,126	$—	$370,949,651	$95,945,477

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$69,181,017	$49,743,332	$115,771,212	$—	$234,695,561

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

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Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio
Notes to Consolidated Financial Statements—June 30, 2021—(Continued)

As of December 31, 2020, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-24

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-25

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Managed by Aberdeen Asset Managers Limited

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A and B shares of the Brighthouse/Aberdeen Emerging Markets Equity Portfolio returned 5.86% and 5.75%, respectively. The Portfolio’s benchmark, the MSCI Emerging Markets Index¹, returned 7.45%.

MARKET ENVIRONMENT / CONDITIONS

Emerging market equities advanced over the six months under review, though they lagged their developed peers. Widening vaccine rollouts and the reopening of economies worldwide supported the asset class, while positive corporate earnings and rallying commodity prices provided a further boost. The inauguration of President Joe Biden in the U.S., along with hopes of increased stimulus, also bolstered sentiment. However, growing worries that the global recovery would catalyze faster inflation tempered the upbeat mood. Notably, U.S. bond yields ticked upwards, while the U.S. Federal Reserve turned more hawkish and forecast earlier interest rate hikes. Several emerging market central banks, including Brazil, Russia and Turkey, raised interest rates to combat rising prices as well. A resurgence in COVID-19 cases in India and Southeast Asia also dampened investors’ risk appetite.

Across markets, Russian stocks were among the best performers, tracking oil prices higher. In Latin America, steady iron ore prices and easing COVID-19 curbs in some states buoyed Brazil, while Mexico gained on hopes of greater U.S. stimulus. As for Emerging Asia, Taiwan led gains on robust semiconductor demand. India proved resilient, despite a deadly wave of coronavirus infections, aided by New Delhi’s decision to avoid a nationwide lockdown. China posted more modest gains, however, amid heightened regulatory scrutiny on its internet and education sectors, as well as policy tightening fears.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio trailed the benchmark over the six-month period ended June 30, 2021. Detracting the most was the exposure to Asian markets, India, Taiwan and Korea. In India, the Portfolio’s bank positions hurt performance on concerns that the COVID-19 outbreak would affect credit quality and borrowers’ ability to repay loans on schedule. In addition, given the government’s light-touch restrictions and the central bank’s dovish stance, investors favored more cyclical stocks. This disadvantaged higher-quality holdings, including Housing Development Finance Corp. and Kotak Mahindra Bank. Nonetheless, we think these remain high-conviction positions that offer good exposure to the longer-term stories of consumer growth and financial inclusion.

Meanwhile, stock selection in Taiwan was negative, although a good showing from core holding Taiwan Semiconductor Manufacturing Co. helped lessen the negative impact. As for Korea, technology giant Samsung Electronics pulled back as it succumbed to profit-taking pressure after a good run.

Outside Asia, not holding Petrobras proved costly too. We exited the Brazilian oil giant during the reporting period on concerns of political interference after an unexpected leadership change at the company. However, the stock rebounded later in the period, on the back of higher oil prices and optimism about the group’s divestment strategy.

In contrast, the Portfolio’s stock picks in China were a major source of strength, even as several of the Portfolio’s holdings there were among the laggards. White goods maker Midea was caught in a shift away from quality consumer names in favor of cyclical ones as the central bank moved to normalize rates. Regulatory concerns plagued New Oriental Education and Technology, though we believe it is better positioned than its peers to adapt. Shanghai International Airport also declined on the back of revisions in its duty-free contract. Nonetheless, the robust performance from other mainland stocks offset these losses. Notably, stocks tied to the green economy theme fared well. Solar wafer maker Longi Green Energy Technology rose on an attractive long-term outlook for solar modules, underpinned by the country’s carbon-neutral target. Solid demand for electric vehicles (“EVs”) benefited battery separator maker Yunnan Energy New Material. Several other mainland holdings added to returns too. Sportswear maker Li Ning rallied on higher sales forecasts, while contract research organization Wuxi Biologics advanced as it continued to secure COVID-19 therapy-related contracts.

Elsewhere, Brazilian miner Vale was among the top performers, benefiting from steady iron ore prices. The non-benchmark position in semiconductor-equipment maker ASML also contributed as demand for its machines, especially from its core Asian clients, continued to increase.

In key portfolio activity, China was a major area of focus. In view of the country’s 2060 target to achieve carbon neutrality, we initiated three renewable energy companies there during the reporting period. One was Yunnan Energy New Material, mentioned above. We think it is more operationally efficient than its peers, which supports its profit margin, and should benefit from Beijing’s push for greater EV adoption. We also bought Sungrow Power Supply, a maker of solar inverters with a fast-growing international storage business. We believe it is well positioned amid the mainland’s transition from fossil fuels to cleaner energy sources. The third addition was Xinjiang Goldwind Science & Technology, the top wind-turbine generator manufacturer. It also owns and operates several wind farms. We like the stock as we believe that the wind energy sector is moving closer towards grid parity. We think this will make the industry more attractive in terms of reduced cyclicality and a steadier growth profile. Against these, we exited Autohome due to concerns around management changes and deteriorating earnings visibility.

In Taiwan, we introduced two technology stocks. The first was Hon Hai Precision Industry, which is Apple’s main iPhone supplier. We see room for margin expansion, driven by more favourable pricing

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Managed by Aberdeen Asset Managers Limited

Portfolio Manager Commentary*—(Continued)

and growing iPhone shipments. We also like the company’s efforts to broaden its business into EV-related opportunities. Management has become more disciplined in its investments in our view. The other was Delta Electronics, a diversified global supplier of electronics components. The company’s growth is driven by multiple trends, including 5G network implementation, data center demand, the Internet of Things, industrial automation and the rising EV adoption.

We also initiated two new stocks in Brazil. Rumo is the country’s largest independent railroad operator, with an attractive growth profile in our view. B3 SA-Brasil is the sole vertically integrated and diversified exchange and has shown promising potential.

Meanwhile, we established positions in two quality mining names. Anglo Amer Platinum is a high-quality miner of platinum group metals—platinum, palladium and rhodium. It is defensively positioned towards the bottom end of the cost curve, due to a high proportion of production coming from open-pit and mechanised mines. We are positive about the longer-term outlook for the stock as we believe that tightening emissions standards globally should continue to drive demand for such metals against limited supply. Meanwhile, we view Grupo Mexico as a cheaper proxy for exposure to its subsidiary, Southern Copper. Southern Copper is one of the leading copper producers globally with a low-cost asset base. We believe it should benefit from the rapid rise in copper demand, fuelled by growing penetration of EVs.

Finally, we introduced Sea, Ltd. (Singapore), which enhanced our exposure to the growing online trends of emerging economies. Sea operates e-commerce, gaming and fintech platforms that are benefiting from robust digital penetration growth trends in Southeast Asia.

In terms of positioning, as bottom-up stock pickers our country and sector allocations are driven by where we can find quality companies with attractive valuations. This style may lead to significant deviations from the Index. At the country level, at period end, we were overweight Hong Kong (which is not part of the benchmark index) and Mexico. We liked Hong Kong as the territory offers listed companies that have diversified, regional business activities, as well as good standards of accounting and transparency. Meanwhile, we believed Mexico offered both well-run companies and relative value, particularly among the mid-cap stocks.

In contrast, at period end, the Portfolio was underweight China, Saudi Arabia and Taiwan. While we were underweight China-listed companies, we had an overweight exposure via holdings listed outside the mainland but that offered good exposure to the Chinese market. We are now more comfortable with the investment landscape there, and where we do invest in the mainland, our holdings have a firm foothold in their respective industries and have taken steps to adopt international management practices. At period end, we did not hold any exposure to Saudi Arabia due to a shortage of high-quality names and a lack of market access. As for Taiwan, the market offers a relatively narrow selection of companies operating in in an export-oriented economy, the bulk of them in the Information Technology sector. Most of these companies lack market leadership in terms of both technology and branding in our view.

In terms of sectors, at period end, the Portfolio was overweight Information Technology, Materials and Consumer Discretionary, and underweight companies in industries where government regulations restrict profitability, such as Communications Services and Energy.

Devan Kaloo

Joanne Irvine

Kristy Fong

Portfolio Managers

Aberdeen Asset Managers Limited

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

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Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EMERGING MARKETS INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
Brighthouse/Aberdeen Emerging Markets Equity Portfolio
Class A	5.86	50.12	12.47	4.21
Class B	5.75	49.79	12.20	3.96
MSCI Emerging Markets Index	7.45	40.90	13.03	4.28

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	9.3
Samsung Electronics Co., Ltd.	8.6
Alibaba Group Holding, Ltd.	5.2
Tencent Holdings, Ltd.	4.4
Naspers, Ltd. - N Shares	2.8
Vale S.A. (ADR)	2.6
LONGi Green Energy Technology Co., Ltd. - Class A	2.6
Housing Development Finance Corp., Ltd.	2.6
Wuxi Biologics Cayman, Inc. (144A)	2.5
Tata Consultancy Services, Ltd.	2.3

Top Countries

% of Net Assets
China	34.3
South Korea	12.2
Taiwan	11.9
India	10.3
Brazil	6.0
Russia	4.6
Mexico	4.1
South Africa	3.9
Hong Kong	2.9
Indonesia	1.8

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Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Aberdeen Emerging Markets Equity Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.90%	$1,000.00	$1,058.60	$4.59
	Hypothetical*	0.90%	$1,000.00	$1,020.33	$4.51

Class B (a)	Actual	1.15%	$1,000.00	$1,057.50	$5.87
	Hypothetical*	1.15%	$1,000.00	$1,019.09	$5.76

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—90.2% of Net Assets

Security Description	Shares	Value

Argentina—1.2%
MercadoLibre, Inc. (a)	9,375	$14,604,281

Austria—1.3%
Mondi plc	630,825	16,615,273

Brazil—6.0%
B3 S.A. - Brasil Bolsa Balcao	1,956,000	6,614,645
Banco Bradesco S.A. (ADR)	4,616,108	23,680,634
Rumo S.A. (a)	1,555,910	5,990,526
Vale S.A. (ADR)	1,456,778	33,229,106
WEG S.A.	882,657	5,978,671

		75,493,582

China—34.3%
Alibaba Group Holding, Ltd. (a)	2,319,300	65,712,269
Budweiser Brewing Co. APAC, Ltd.	3,785,900	11,916,444
China Conch Venture Holdings, Ltd.	1,796,000	7,564,095
China Merchants Bank Co., Ltd. - Class H	2,677,500	22,846,951
China Resources Gas Group, Ltd.	2,386,000	14,320,364
China Resources Land, Ltd.	4,292,000	17,385,639
China Tourism Group Duty Free Corp., Ltd. - Class A	348,695	16,202,964
GDS Holdings, Ltd. - Class A (a)	250,400	2,462,616
Hangzhou Tigermed Consulting Co., Ltd. - Class A	223,499	6,689,273
Hangzhou Tigermed Consulting Co., Ltd. - Class H	103,100	2,416,866
Kweichow Moutai Co., Ltd. - Class A	28,272	9,002,937
Li Ning Co., Ltd.	1,051,500	12,839,531
LONGi Green Energy Technology Co., Ltd. - Class A	2,372,456	32,579,009
Meituan - Class B (a)	440,000	18,172,691
Midea Group Co., Ltd. - Class A	1,124,989	12,440,079
NARI Technology Co., Ltd. - Class A	4,008,434	14,422,749
New Oriental Education & Technology Group, Inc. (a) (b)	663,860	5,433,080
Ping An Insurance Group Co. of China, Ltd. - Class H	1,026,500	10,021,656
Prosus NV	92,266	9,027,825
Shanghai International Airport Co., Ltd. - Class A	1,019,122	7,592,170
Shenzhou International Group Holdings, Ltd.	828,900	20,936,366
Sungrow Power Supply Co., Ltd. - Class A	647,108	11,529,440
Tencent Holdings, Ltd.	731,200	55,000,233
Wuxi Biologics Cayman, Inc. (144A) (a)	1,701,000	31,177,276
Xinjiang Goldwind Science & Technology Co., Ltd. - Class H (b)	2,522,600	3,944,253
Yunnan Energy New Material Co., Ltd. - Class A	257,095	9,320,291

		430,957,067

Hong Kong—2.9%
AIA Group, Ltd.	1,534,400	19,070,567
Hong Kong Exchanges & Clearing, Ltd.	285,290	17,005,037

		36,075,604

India—10.3%
Hindustan Unilever, Ltd.	340,356	11,342,713
Housing Development Finance Corp., Ltd.	967,025	32,295,749
ITC, Ltd.	4,457,872	12,162,067
Kotak Mahindra Bank, Ltd. (a)	606,515	13,922,427
SBI Life Insurance Co., Ltd.	1,051,177	14,265,976
Tata Consultancy Services, Ltd.	639,070	28,839,578

India—(Continued)
UltraTech Cement, Ltd.	173,077	15,781,185

		128,609,695

Indonesia—1.8%
Bank Central Asia Tbk PT	5,670,500	11,781,283
Bank Rakyat Indonesia Persero Tbk PT (a)	38,416,400	10,438,663

		22,219,946

Macau—1.3%
Sands China, Ltd. (a)	3,912,000	16,476,342

Mexico—4.1%
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	185,877	15,708,465
Grupo Aeroportuario del Sureste S.A.B. de C.V. - Class B (a)	359,605	6,620,780
Grupo Financiero Banorte S.A.B. de C.V. - Class O (a)	2,905,132	18,706,870
Grupo Mexico S.A.B. de C.V.	2,280,735	10,750,369

		51,786,484

Netherlands—1.6%
ASML Holding NV	28,767	19,806,120

Philippines—0.5%
Bank of the Philippine Islands	3,574,132	6,493,870

Poland—0.9%
Allegro.eu S.A. (a)	630,002	10,843,772

Russia—4.6%
Lukoil PJSC (ADR)	179,423	16,506,916
Novatek PJSC	1,033,638	22,706,158
Sberbank of Russia PJSC	2,908,688	12,122,033
Yandex NV - Class A (a)	94,344	6,674,838

		58,009,945

South Africa—3.9%
Anglo American Platinum, Ltd.	125,956	14,555,475
Naspers, Ltd. - N Shares	164,254	34,505,429

		49,060,904

South Korea—3.6%
LG Chem, Ltd.	34,244	25,851,838
Samsung SDI Co., Ltd.	32,220	19,942,647

		45,794,485

Taiwan—11.9%
Delta Electronics, Inc.	940,000	10,205,996
Hon Hai Precision Industry Co., Ltd.	3,047,000	12,248,147
Sea, Ltd. (ADR) (a)	33,024	9,068,390
Taiwan Semiconductor Manufacturing Co., Ltd.	5,490,000	117,238,224

		148,760,757

Total Common Stocks (Cost $821,125,597)		1,131,608,127

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Preferred Stock—8.6%

Security Description	Shares/ Principal Amount*	Value

South Korea—8.6%
Samsung Electronics Co., Ltd. (Cost $55,090,860)	1,647,408	$107,827,874

Short-Term Investment—1.4%

Repurchase Agreement—1.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $17,725,176; collateralized by U.S. Treasury Note at 0.375%, maturing 04/15/24, with a market value of $18,079,763.	17,725,176	17,725,176

Total Short-Term Investments (Cost $17,725,176)		17,725,176

Securities Lending Reinvestments (c)—0.1%

Repurchase Agreements—0.0%
Barclays Bank plc Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $100,001; collateralized by various Common Stock with an aggregate market value of $111,120.	100,000	100,000
Barclays Capital, Inc. Repurchase Agreement dated 06/30/21 at 0.030%, due on 07/01/21 with a maturity value of $249,260; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/29 - 11/15/43, and an aggregate market value of $254,245.	249,260	249,260
Deutsche Bank AG, London Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $8,374; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $8,541.	8,374	8,374
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $48,734; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $49,729.	48,734	48,734
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $30,197; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $33,551.	30,196	30,196
Repurchase Agreement dated 06/30/21 at 0.260%, due on 07/07/21 with a maturity value of $36,117; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 3.875%, maturity dates ranging from 12/31/23 - 04/15/29, and various Common Stock with an aggregate market value of $40,135.	36,115	36,115

		472,679

Time Deposit—0.0%
Landesbank Baden-Wuettertemberg (London)
0.130%, 07/01/21	8,535	8,535

Mutual Funds—0.1%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (d)	200,000	200,000
Fidelity Government Portfolio, Institutional Class 0.010% (d)	220,000	220,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (d)	220,000	220,000
Wells Fargo Government Money Market Fund, Select Class 0.030% (d)	220,000	220,000

		860,000

Total Securities Lending Reinvestments (Cost $1,341,214)		1,341,214

Total Investments—100.3% (Cost $895,282,847)		1,258,502,391
Other assets and liabilities (net)—(0.3)%		(3,779,234)

Net Assets—100.0%		$1,254,723,157

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $2,089,364 and the collateral received consisted of cash in the amount of $1,341,214 and non-cash collateral with a value of $881,797. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(d)	The rate shown represents the annualized seven-day yield as of June 30, 2021.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2021, the market value of 144A securities was $31,177,276, which is 2.5% of net assets.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Ten Largest Industries as of June 30, 2021 (Unaudited)	% of Net Assets
Semiconductors & Semiconductor Equipment	13.5
Internet & Direct Marketing Retail	12.2
Banks	9.6
Technology Hardware, Storage & Peripherals	8.6
Interactive Media & Services	4.9
Oil, Gas & Consumable Fuels	4.0
Beverages	3.9
Metals & Mining	3.8
Insurance	3.4
Life Sciences Tools & Services	3.2

Glossary of Abbreviations

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$14,604,281	$—	$—	$14,604,281
Austria	—	16,615,273	—	16,615,273
Brazil	75,493,582	—	—	75,493,582
China	—	430,957,067	—	430,957,067
Hong Kong	—	36,075,604	—	36,075,604
India	—	128,609,695	—	128,609,695
Indonesia	—	22,219,946	—	22,219,946
Macau	—	16,476,342	—	16,476,342
Mexico	51,786,484	—	—	51,786,484
Netherlands	—	19,806,120	—	19,806,120
Philippines	—	6,493,870	—	6,493,870
Poland	—	10,843,772	—	10,843,772
Russia	23,181,754	34,828,191	—	58,009,945
South Africa	—	49,060,904	—	49,060,904
South Korea	—	45,794,485	—	45,794,485
Taiwan	9,068,390	139,692,367	—	148,760,757
Total Common Stocks	174,134,491	957,473,636	—	1,131,608,127
Total Preferred Stock*	—	107,827,874	—	107,827,874
Total Short-Term Investment*	—	17,725,176	—	17,725,176
Securities Lending Reinvestments
Repurchase Agreements	—	472,679	—	472,679
Time Deposit	—	8,535	—	8,535
Mutual Funds	860,000	—	—	860,000
Total Securities Lending Reinvestments	860,000	481,214	—	1,341,214
Total Investments	$174,994,491	$1,083,507,900	$—	$1,258,502,391

Collateral for Securities Loaned (Liability)	$—	$(1,341,214)	$—	$(1,341,214)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$1,258,502,391
Cash denominated in foreign currencies (c)	1,010,288
Receivable for:
Investments sold	922,335
Fund shares sold	98,370
Dividends	2,818,192

Total Assets	1,263,351,576
Liabilities
Collateral for securities loaned	1,341,214
Payables for:
Investments purchased	1,303,659
Fund shares redeemed	286,026
Foreign taxes	4,047,236
Accrued Expenses:
Management fees	822,016
Distribution and service fees	116,553
Deferred trustees’ fees	182,883
Other expenses	528,832

Total Liabilities	8,628,419

Net Assets	$1,254,723,157

Net Assets Consist of:
Paid in surplus	$793,713,544
Distributable earnings (Accumulated losses) (d)	461,009,613

Net Assets	$1,254,723,157

Net Assets
Class A	$686,598,847
Class B	568,124,310
Capital Shares Outstanding*
Class A	46,103,808
Class B	38,469,951
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.89
Class B	14.77

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $895,282,847.
(b)	Includes securities loaned at value of $2,089,364.
(c)	Identified cost of cash denominated in foreign currencies was $1,010,804.
(d)	Includes foreign capital gains tax of $4,047,236.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends (a)	$12,285,785
Interest	2,887
Securities lending income	55,280

Total investment income	12,343,952
Expenses
Management fees	5,056,022
Administration fees	25,673
Custodian and accounting fees	280,307
Distribution and service fees—Class B	708,976
Audit and tax services	27,442
Legal	22,995
Trustees’ fees and expenses	28,684
Shareholder reporting	34,942
Insurance	3,125
Miscellaneous	12,105

Total expenses	6,200,271
Less management fee waiver	(550,178)

Net expenses	5,650,093

Net Investment Income	6,693,859

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	107,697,967
Foreign currency transactions	(957,268)

Net realized gain (loss)	106,740,699

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(44,702,158)
Foreign currency transactions	(36,587)

Net change in unrealized appreciation (depreciation)	(44,738,745)

Net realized and unrealized gain (loss)	62,001,954

Net Increase (Decrease) in Net Assets From Operations	$68,695,813

(a)	Net of foreign withholding taxes of $1,659,256.
(b)	Net of foreign capital gains tax of $431,428.
(c)	Includes change in foreign capital gains tax of $58,584.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$6,693,859	$3,912,351
Net realized gain (loss)	106,740,699	52,167,557
Net change in unrealized appreciation (depreciation)	(44,738,745)	192,088,101

Increase (decrease) in net assets from operations	68,695,813	248,168,009

From Distributions to Shareholders
Class A	(2,571,331)	(9,671,383)
Class B	(924,374)	(9,738,994)

Total distributions	(3,495,705)	(19,410,377)

Increase (decrease) in net assets from capital share transactions	107,309,142	(127,944,636)

Total increase (decrease) in net assets	172,509,250	100,812,996

Net Assets
Beginning of period	1,082,213,907	981,400,911

End of period	$1,254,723,157	$1,082,213,907

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	14,652,915	$214,910,243	2,554,999	$23,824,023
Reinvestments	175,278	2,571,331	1,004,297	9,671,383
Redemptions	(4,276,839)	(63,971,417)	(8,352,958)	(95,409,677)

Net increase (decrease)	10,551,354	$153,510,157	(4,793,662)	$(61,914,271)

Class B
Sales	1,514,785	$21,911,538	3,235,898	$30,088,749
Reinvestments	63,575	924,374	1,019,790	9,738,994
Redemptions	(4,662,484)	(69,036,927)	(9,464,394)	(105,858,108)

Net increase (decrease)	(3,084,124)	$(46,201,015)	(5,208,706)	$(66,030,365)

Increase (decrease) derived from capital shares transactions		$107,309,142		$(127,944,636)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$14.11		$11.32	$9.54	$11.41	$8.99	$8.14

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.10		0.06	0.19	0.12	0.14	0.13	(b)
Net realized and unrealized gain (loss)	0.74		2.96	1.79	(1.68)	2.42	0.83

Total income (loss) from investment operations	0.84		3.02	1.98	(1.56)	2.56	0.96

Less Distributions
Distributions from net investment income	(0.06)		(0.23)	(0.20)	(0.31)	(0.14)	(0.11)

Total distributions	(0.06)		(0.23)	(0.20)	(0.31)	(0.14)	(0.11)

Net Asset Value, End of Period	$14.89		$14.11	$11.32	$9.54	$11.41	$8.99

Total Return (%) (c)	5.86	(d)	27.68	20.98 (e)	(13.92)	28.59	11.83

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	(f)	1.04	1.01	0.99	0.99	1.00
Net ratio of expenses to average net assets (%) (g)	0.90	(f)	0.94	0.93	0.94	0.94	0.94
Ratio of net investment income (loss) to average net assets (%)	1.42	(f)	0.57	1.84	1.12	1.37	1.49	(b)
Portfolio turnover rate (%)	23	(d)	31	16	20	20	15
Net assets, end of period (in millions)	$686.6		$501.5	$456.8	$782.0	$917.9	$801.5

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.98		$11.22	$9.45	$11.30	$8.91	$8.07

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.07		0.03	0.21	0.09	0.11	0.11	(b)
Net realized and unrealized gain (loss)	0.74		2.94	1.74	(1.66)	2.39	0.82

Total income (loss) from investment operations	0.81		2.97	1.95	(1.57)	2.50	0.93

Less Distributions
Distributions from net investment income	(0.02)		(0.21)	(0.18)	(0.28)	(0.11)	(0.09)

Total distributions	(0.02)		(0.21)	(0.18)	(0.28)	(0.11)	(0.09)

Net Asset Value, End of Period	$14.77		$13.98	$11.22	$9.45	$11.30	$8.91

Total Return (%) (c)	5.75	(d)	27.30	20.75 (e)	(14.18)	28.21 (h)	11.50

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.25	(f)	1.29	1.26	1.24	1.24	1.25
Net ratio of expenses to average net assets (%) (g)	1.15	(f)	1.19	1.18	1.19	1.19	1.19
Ratio of net investment income (loss) to average net assets (%)	1.02	(f)	0.31	2.05	0.88	1.11	1.23	(b)
Portfolio turnover rate (%)	23	(d)	31	16	20	20	15
Net assets, end of period (in millions)	$568.1		$580.7	$524.6	$492.5	$594.9	$516.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Includes gains from settlement of security litigations; excluding these gains, the total return for Class A, and Class B would have been 20.77%, and 20.53%, respectively for the year ended December 31, 2019.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(h)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Aberdeen Emerging Markets Equity Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $17,725,176. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $472,679. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$347,845,271	$0	$250,393,042

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$5,056,022	1.050%	First $250 million
	1.000%	$250 million to $500 million
	0.850%	$500 million to $1 billion
	0.750%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Aberdeen Asset Managers Limited is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	All Assets

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$904,558,607

Gross unrealized appreciation	393,266,500
Gross unrealized depreciation	(39,322,716)

Net unrealized appreciation (depreciation)	$353,943,784

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$19,410,377	$16,876,555	$—	$—	$19,410,377	$16,876,555

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$3,347,597	$—	$394,622,349	$(1,986,678)	$395,983,268

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had accumulated short-term capital losses of $1,986,678.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

During the year ended December 31, 2020, the Portfolio utilized accumulated short-term capital losses $28,128,035 and accumulated long-term capital losses of $19,505,193.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Managed By Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A and B shares of the Brighthouse/Artisan International Portfolio returned 6.14% and 6.01%, respectively. The Portfolio’s benchmark, the MSCI All Country World ex-U.S. Index¹, returned 9.16%.

MARKET ENVIRONMENT / CONDITIONS

Non-U.S. equities generated solid returns in the first half of 2021, aided by strong earnings results, progress on COVID-19 vaccination campaigns and continued government policy support. By sector, returns in the MSCI All Country World ex-U.S. Index were led by Energy, Financials and Materials, as investors favored cyclicals amid the anticipation of economic reopening. The Utilities sector was the sole sector to finish lower. The reflation trade that took hold in late 2020 and dominated headlines in early 2021 has cooled in recent months, evidenced by falling bond yields and signs of peaking economic growth rates. That helped growth stocks to outperform value stocks in the second quarter after the huge rally in cheap cyclicals at the start of the year. Value stocks still lead growth stocks over the year-to-date and one-year time frames, however.

U.S. and European equities led the rest of the world, supported by economic reopening amid successful vaccination programs. The U.S. also benefited from the prospect of increased fiscal stimulus as a bipartisan group of lawmakers reached a deal on a large infrastructure plan that could total $1.2 trillion over the next 8 years. Japanese equities were held back by the country’s relatively slow progress on vaccinations. China’s economy performed well, but investor sentiment was negatively impacted by a few factors. Chinese regulators issued new anti-monopoly rules targeting the country’s large internet and tech giants. Additionally, fiscal and credit tightening efforts to balance growth and debt were taking hold.

Vaccination campaigns accelerated in much of the developed world, allowing governments to ease mobility restrictions and providing a path to normalcy. Vaccination rollouts contributed to strong economic activity, particularly in the U.S. However, vaccination rates were still low in many parts of the world, and most recently there’s been an uptick in case counts driven by the Delta variant that emerged from India.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the MSCI All Country World ex-U.S. Index over the trailing six-month period. The primary sources of relative weakness were our Financials, Information Technology and Health Care holdings. The biggest individual detractors were NICE (Israel), Midea Group (China) and Ascendis Pharma (Denmark).

The pullback in the shares of cloud-software company NICE, one of our top contributors in 2020, occurred within a broader uptrend. NICE is benefiting from the ongoing transition to cloud computing and increased adoption of its analytics and AI solutions. Call centers around the world appear to have become the new front door as brick-and-mortar businesses have shifted to e-commerce business models, and we think the pandemic has only accelerated this shift. NICE is also growing adjacent businesses in compliance and robotic process automation, which are becoming more visible. We remain enthusiastic as NICE expands its analytic offerings.

Midea is a Chinese heating, ventilation, and air conditioning and appliances manufacturer. Similar to NICE, we believe Midea’s recent share price weakness is simply a consolidation of 2020’s strong gains as Midea’s stock price had more than doubled from its March 2020-lows. There may also be some concerns about increased commodities costs hurting margins. Midea has become the world’s largest appliances manufacturer, overtaking its peers due to its seemingly superior e-commerce capability. The stock now trades at a mid-teens earnings multiple, which in our view is inexpensive compared to earnings growth of 15%-20%. Furthermore, Midea is buying back shares.

Ascendis Pharma, a Danish biopharmaceuticals company, utilizes its TransConTM technology to develop drugs that provide for the predictable and sustained release of an unmodified parent drug, thereby improving the drug’s effect on patients. Since this technology is applied to proven drug targets, we think development risk is lower compared to other biotech companies. Our interest is focused on its de-risked pipeline candidates, including for pediatric growth hormone deficiency and hypoparathyroidism. Shares may have been weak due to nervousness ahead of the U.S. Food and Drug Administration’s decision, expected in September 2021, on its growth hormone drug, though we believe there is a high probability of approval.

Top individual contributors were Alphabet, Volkswagen (Germany) and Deutsche Telekom (Germany). Alphabet, a long-time holding, is the parent company of Google, the world’s leading Internet search engine and among the largest players in digital advertising. Though U.S. domiciled, the company generates more than half its revenue overseas. The company’s advertising business is hitting on all cylinders with growth accelerating in search and YouTube. This is consistent with the strong results across digital ad platforms broadly. The company’s cloud business is also growing rapidly.

We purchased Volkswagen, a German auto company and owner of Porsche, in January 2021. While Tesla has garnered most of the buzz related to the secular shift to electric vehicles, we believe Volkswagen is well-positioned to be an even larger producer of battery electric vehicles (“EV”). Its EV business is already larger than Tesla’s in Europe. Long-term profitability also stands to benefit in our view as EV production costs decline, and we believe EV’s profitability may ultimately surpass that of internal combustion engine cars. Additionally, backing out Porsche’s value, the remainder of Volkswagen is trading at a low valuation in our view.

Deutsche Telekom is Europe’s largest integrated telecom company and owns approximately 45% of T-Mobile US following T-Mobile’s merger with Sprint. Though still priced at a discount to its European

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Managed By Artisan Partners Limited Partnership

Portfolio Manager Commentary*—(Continued)

telecom peers, Deutsche Telekom’s stock is beginning to re-rate as investors recognize the derivative value of its T-Mobile U.S. subsidiary. Additionally, we believe Deutsche Telekom excluding T-Mobile is cheaper and has a higher free cash flow yield than European telecom peers, despite having a better business and operating in Germany, one of Europe’s more structurally stable markets.

As of June 30, 2021, the Portfolio’s largest sector overweights relative to the benchmark were Materials, Health Care, and Industrials and largest underweights were Consumer Staples, Consumer Discretionary and Energy. Portfolio positioning remained focused on our themes and geared toward what we considered to be dominant, high-quality companies that are exposed to positive secular trends. We believe our bottom-up process will serve our investors well, yielding fundamentally sound companies with sustainable growth characteristics that we believe are capable of standing up to varied market environments.

Mark L. Yockey

Charles-Henri Hamker

Andrew Euretig

Portfolio Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI All Country World ex-U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD EX-U.S. INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	Since Inception[1]
Brighthouse/Artisan International Portfolio
Class A	6.14	24.38	10.81	6.25
Class B	6.01	24.15	10.54	6.31
MSCI All Country World ex-U.S. Index	9.16	35.72	11.08	5.85

1 Inception date of the Class A and Class B shares are 4/29/2014 and 11/12/2014, respectively. The since inception return of the index is based on the Class A inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
Linde plc	3.7
AIA Group, Ltd.	3.7
Roche Holding AG	3.4
Deutsche Boerse AG	3.4
Nice, Ltd.(ADR)	3.2
Koninklijke DSM NV	3.0
BNP Paribas S.A.	2.9
Deutsche Telekom AG	2.8
Amazon.com, Inc.	2.8
Ryanair Holdings plc (HSBC Bank plc)	2.7

Top Countries

% of Net Assets
Germany	19.1
United Kingdom	12.0
Switzerland	10.2
United States	8.3
France	6.8
Netherlands	6.4
Denmark	5.1
Hong Kong	3.7
Israel	3.2
Japan	2.9

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Artisan International Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.78%	$1,000.00	$1,061.40	$3.99
	Hypothetical*	0.78%	$1,000.00	$1,020.93	$3.91

Class B (a)	Actual	1.03%	$1,000.00	$1,060.10	$5.26
	Hypothetical*	1.03%	$1,000.00	$1,019.69	$5.16

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—94.6% of Net Assets

Security Description	Shares	Value

Argentina—0.4%
MercadoLibre, Inc. (a)	3,109	$4,843,169

Belgium—1.9%
UCB S.A.	229,858	24,032,579

Canada—2.3%
Canadian Pacific Railway, Ltd.	263,200	20,238,967
Kinaxis, Inc. (a)	62,200	8,182,441

		28,421,408

China—2.4%
China International Capital Corp., Ltd. - Class H	3,854,000	10,374,578
Gree Electric Appliances, Inc. - Class A	982,604	7,925,276
Midea Group Co., Ltd. - Class A	1,025,069	11,335,168

		29,635,022

Denmark—5.1%
Ascendis Pharma A/S (ADR) (a) (b)	118,562	15,596,831
DSV Panalpina A/S	70,134	16,352,132
Genmab A/S (a)	77,627	31,662,655

		63,611,618

France—6.8%
Air Liquide S.A.	162,147	28,412,059
BNP Paribas S.A.	581,049	36,387,667
Capgemini SE	102,411	19,692,705

		84,492,431

Germany—19.1%
Allianz SE	120,856	30,133,760
Auto1 Group SE (144A) (a)	70,805	3,110,552
Bayerische Motoren Werke AG	85,562	9,064,059
Brenntag SE	179,559	16,698,972
Deutsche Boerse AG	243,748	42,546,535
Deutsche Post AG	335,299	22,814,062
Deutsche Telekom AG	1,663,655	35,171,196
MTU Aero Engines AG	67,527	16,731,170
Porsche Automobil Holding SE	86,477	9,266,396
Siemens AG	167,516	26,542,896
Volkswagen AG	105,269	26,398,888

		238,478,486

Hong Kong—3.7%
AIA Group, Ltd.	3,663,572	45,533,364

India—1.1%
Reliance Industries, Ltd.	499,230	14,206,385

Ireland—1.9%
CRH plc	457,421	23,208,451

Israel—3.2%
Nice, Ltd. (ADR) (a) (b)	159,636	39,503,524

Italy—1.3%
Intesa Sanpaolo S.p.A.	5,663,535	15,631,669

Japan—2.9%
Hoya Corp.	127,375	16,882,135
Sony Corp.	202,800	19,682,364

		36,564,499

Netherlands—6.4%
Argenx SE (a)	866	260,890
Argenx SE (ADR) (a)	64,035	19,279,017
ING Groep NV	1,765,784	23,360,730
Koninklijke DSM NV (b)	198,240	37,009,478

		79,910,115

Portugal—1.1%
EDP - Energias de Portugal S.A.	2,587,416	13,724,784

Russia—1.6%
MMC Norilsk Nickel PJSC (ADR)	578,980	19,736,599

South Korea—2.1%
Samsung Electronics Co., Ltd.	362,575	25,987,688

Spain—0.7%
Ferrovial S.A.	297,023	8,719,251

Sweden—1.0%
Sandvik AB	512,944	13,104,776

Switzerland—10.1%
Adecco Group AG	167,247	11,367,697
Holcim, Ltd.	287,506	17,249,355
Idorsia, Ltd. (144A) (a)	306,082	8,417,752
Lonza Group AG	19,787	14,026,860
Medacta Group S.A. (a)	65,670	8,619,405
Nestle S.A.	191,715	23,875,295
Roche Holding AG	113,889	42,921,416

		126,477,780

Taiwan—1.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,112,000	23,746,613

United Kingdom—9.3%
AVEVA Group plc	360,049	18,488,906
Barclays plc	10,503,329	24,911,032
HSBC Holdings plc	1,907,200	10,990,967
International Consolidated Airlines Group S.A. (a)	6,081,619	14,694,418
Linde plc (a)	161,610	46,695,191

		115,780,514

United States—8.3%
Accenture plc - Class A	37,609	11,086,757
Alphabet, Inc. - Class A (a)	10,431	25,470,312
Alphabet, Inc. - Class C (a)	4,726	11,844,868
Amazon.com, Inc. (a)	10,125	34,831,620

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

United States—(Continued)
Aon plc - Class A	82,799	$19,769,089

		103,002,646

Total Common Stocks (Cost $917,809,862)		1,178,353,371

Equity Linked Security—2.7%

United Kingdom—2.7%
Ryanair Holdings plc (HSBC Bank plc), Expires 10/29/21 (a) (c) (Cost $28,111,466)	1,779,545	33,677,128

Preferred Stock—0.6%

Brazil—0.6%
Azul S.A. (a) (Cost $6,193,883)	855,300	7,547,372

Short-Term Investment—1.8%

Repurchase Agreement—1.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $22,997,111; collateralized by U.S. Treasury Note at 0.125%, maturing 04/15/25, with a market value of $23,457,117.	22,997,111	22,997,111

Total Short-Term Investments (Cost $22,997,111)		22,997,111

Securities Lending Reinvestments (d)—1.0%

Certificate of Deposit—0.1%
Agricultural Bank of China 0.100%, 07/01/21	1,100,000	1,099,999

Repurchase Agreements—0.3%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/21 at 0.030%, due on 07/01/21 with a maturity value of $2,707,641; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/29 - 11/15/43, and an aggregate market value of $2,761,791.	2,707,638	2,707,638
BofA Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $190,138; collateralized by U.S. Treasury Bond at 2.875%, maturing 05/15/49, and an aggregate market value of $193,941.	190,138	190,138
Deutsche Bank AG, London Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $35,148; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $35,851.	35,148	35,148

Repurchase Agreements—(Continued)
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $200,001; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $204,082.	200,000	200,000

		3,132,924

Time Deposit—0.0%
Landesbank Baden-Wuettertemberg (London) 0.130%, 07/01/21	74,524	74,524

Mutual Funds—0.6%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (e)	2,000,000	2,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (e)	2,000,000	2,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (e)	2,000,000	2,000,000
Wells Fargo Government Money Market Fund, Select Class 0.030% (e)	2,000,000	2,000,000

		8,000,000

Total Securities Lending Reinvestments (Cost $12,307,449)		12,307,447

Total Investments—100.7% (Cost $987,419,771)		1,254,882,429
Other assets and liabilities (net)—(0.7)%		(9,106,885)

Net Assets—100.0%		$1,245,775,544

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $12,386,089 and the collateral received consisted of cash in the amount of $12,307,448. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Security whose performance, including redemption at maturity, is linked to the price of the underlying equity security. The investment is subject to credit risk of the issuing financial institution (HSBC Bank plc) in addition to the market risk of the underlying security.
(d)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2021.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2021, the market value of 144A securities was $11,528,304, which is 0.9% of net assets.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Ten Largest Industries as of June 30, 2021 (Unaudited)	% of Net Assets
Chemicals	9.0
Insurance	7.7
Beverages	7.7
Banks	6.1
Biotechnology	6.0
Pharmaceuticals	5.4
Software	5.3
Capital Markets	4.2
Airlines	3.3
Construction Materials	3.2

Glossary of Abbreviations

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$4,843,169	$—	$—	$4,843,169
Belgium	—	24,032,579	—	24,032,579
Canada	28,421,408	—	—	28,421,408
China	—	29,635,022	—	29,635,022
Denmark	15,596,831	48,014,787	—	63,611,618
France	—	84,492,431	—	84,492,431
Germany	—	238,478,486	—	238,478,486
Hong Kong	—	45,533,364	—	45,533,364
India	—	14,206,385	—	14,206,385
Ireland	—	23,208,451	—	23,208,451
Israel	39,503,524	—	—	39,503,524
Italy	—	15,631,669	—	15,631,669
Japan	—	36,564,499	—	36,564,499
Netherlands	19,279,017	60,631,098	—	79,910,115
Portugal	—	13,724,784	—	13,724,784
Russia	—	19,736,599	—	19,736,599
South Korea	—	25,987,688	—	25,987,688
Spain	—	8,719,251	—	8,719,251
Sweden	—	13,104,776	—	13,104,776
Switzerland	—	126,477,780	—	126,477,780
Taiwan	—	23,746,613	—	23,746,613
United Kingdom	—	115,780,514	—	115,780,514
United States	103,002,646	—	—	103,002,646
Total Common Stocks	210,646,595	967,706,776	—	1,178,353,371
Total Equity Linked Security*	—	33,677,128	—	33,677,128
Total Preferred Stock*	7,547,372	—	—	7,547,372
Total Short-Term Investment*	—	22,997,111	—	22,997,111
Securities Lending Reinvestments
Certificate of Deposit	—	1,099,999	—	1,099,999
Repurchase Agreements	—	3,132,924	—	3,132,924
Time Deposit	—	74,524	—	74,524
Mutual Funds	8,000,000	—	—	8,000,000
Total Securities Lending Reinvestments	8,000,000	4,307,447	—	12,307,447
Total Investments	$226,193,967	$1,028,688,462	$—	$1,254,882,429

Collateral for Securities Loaned (Liability)	$—	$(12,307,448)	$—	$(12,307,448)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$1,254,882,429
Cash denominated in foreign currencies (c)	717,700
Receivable for:
Investments sold	1,787,252
Fund shares sold	33,056
Dividends	2,546,370

Total Assets	1,259,966,807
Liabilities
Collateral for securities loaned	12,307,448
Payables for:
Investments purchased	651,665
Fund shares redeemed	181
Accrued Expenses:
Management fees	778,713
Distribution and service fees	69
Deferred trustees’ fees	138,591
Other expenses	314,596

Total Liabilities	14,191,263

Net Assets	$1,245,775,544

Net Assets Consist of:
Paid in surplus	$868,711,255
Distributable earnings (Accumulated losses)	377,064,289

Net Assets	$1,245,775,544

Net Assets
Class A	$1,245,446,277
Class B	329,267
Capital Shares Outstanding*
Class A	91,058,269
Class B	24,111
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.68
Class B	13.66

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $987,419,771.
(b)	Includes securities loaned at value of $12,386,089.
(c)	Identified cost of cash denominated in foreign currencies was $718,956.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends (a)	$14,284,142
Securities lending income	37,939

Total investment income	14,322,081
Expenses
Management fees	4,592,982
Administration fees	27,634
Custodian and accounting fees	145,815
Distribution and service fees—Class B	404
Audit and tax services	27,715
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	23,912
Insurance	4,032
Miscellaneous	34,923

Total expenses	4,908,817
Less management fee waiver	(120,240)

Net expenses	4,788,577

Net Investment Income	9,533,504

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	100,718,427
Foreign currency transactions	(149)

Net realized gain (loss)	100,718,278

Net change in unrealized appreciation (depreciation) on:
Investments	(37,118,388)
Foreign currency transactions	(102,618)

Net change in unrealized appreciation (depreciation)	(37,221,006)

Net realized and unrealized gain (loss)	63,497,272

Net Increase (Decrease) in Net Assets From Operations	$73,030,776

(a)	Net of foreign withholding taxes of $1,789,590.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$9,533,504	$7,049,497
Net realized gain (loss)	100,718,278	7,499,330
Net change in unrealized appreciation (depreciation)	(37,221,006)	75,907,026

Increase (decrease) in net assets from operations	73,030,776	90,455,853

From Distributions to Shareholders
Class A	(13,817,540)	(53,178,802)
Class B	(2,941)	(12,024)

Total distributions	(13,820,481)	(53,190,826)

Increase (decrease) in net assets from capital share transactions	(25,778,075)	(29,073,090)

Total increase (decrease) in net assets	33,432,220	8,191,937

Net Assets
Beginning of period	1,212,343,324	1,204,151,387

End of period	$1,245,775,544	$1,212,343,324

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	1,136,523	$15,633,387	1,349,730	$14,328,395
Reinvestments	994,068	13,817,540	4,914,862	53,178,802
Redemptions	(4,058,410)	(55,216,767)	(8,013,984)	(96,571,564)

Net increase (decrease)	(1,927,819)	$(25,765,840)	(1,749,392)	$(29,064,367)

Class B
Sales	114	$1,512	2,969	$35,344
Reinvestments	212	2,941	1,112	12,024
Redemptions	(1,281)	(16,688)	(5,311)	(56,091)

Net increase (decrease)	(955)	$(12,235)	(1,230)	$(8,723)

Increase (decrease) derived from capital shares transactions		$(25,778,075)		$(29,073,090)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.03		$12.71	$9.90	$11.25	$8.66	$9.62

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.10		0.07	0.15	0.16	0.13	0.14
Net realized and unrealized gain (loss)	0.71		0.82	2.82	(1.34)	2.60	(1.01)

Total income (loss) from investment operations	0.81		0.89	2.97	(1.18)	2.73	(0.87)

Less Distributions
Distributions from net investment income	(0.08)		(0.16)	(0.16)	(0.17)	(0.14)	(0.09)
Distributions from net realized capital gains	(0.08)		(0.41)	0.00	0.00	0.00	0.00

Total distributions	(0.16)		(0.57)	(0.16)	(0.17)	(0.14)	(0.09)

Net Asset Value, End of Period	$13.68		$13.03	$12.71	$9.90	$11.25	$8.66

Total Return (%) (b)	6.14	(c)	7.91	30.22	(10.68)	31.64	(9.11)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	(d)	0.80	0.80	0.80	0.80	0.80
Net ratio of expenses to average net assets (%) (e)	0.78	(d)	0.79	0.79	0.80	0.80	0.80
Ratio of net investment income (loss) to average net assets (%)	1.56	(d)	0.64	1.30	1.48	1.32	1.52
Portfolio turnover rate (%)	32	(c)	67	42	65	46	80
Net assets, end of period (in millions)	$1,245.4		$1,212.0	$1,203.8	$1,082.3	$1,115.1	$966.8

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.00		$12.67	$9.87	$11.21	$8.64	$9.61

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.09		0.04	0.12	0.14	0.11	0.12
Net realized and unrealized gain (loss)	0.70		0.83	2.82	(1.34)	2.58	(1.01)

Total income (loss) from investment operations	0.79		0.87	2.94	(1.20)	2.69	(0.89)

Less Distributions
Distributions from net investment income	(0.05)		(0.13)	(0.14)	(0.14)	(0.12)	(0.08)
Distributions from net realized capital gains	(0.08)		(0.41)	0.00	0.00	0.00	0.00

Total distributions	(0.13)		(0.54)	(0.14)	(0.14)	(0.12)	(0.08)

Net Asset Value, End of Period	$13.66		$13.00	$12.67	$9.87	$11.21	$8.64

Total Return (%) (b)	6.01	(c)	7.66	29.89	(10.91)	31.22 (f)	(9.27)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.05	(d)	1.05	1.05	1.05	1.05	1.05
Net ratio of expenses to average net assets (%) (e)	1.03	(d)	1.04	1.04	1.05	1.05	1.05
Ratio of net investment income (loss) to average net assets (%)	1.29	(d)	0.34	1.07	1.25	1.05	1.36
Portfolio turnover rate (%)	32	(c)	67	42	65	46	80
Net assets, end of period (in millions)	$0.3		$0.3	$0.3	$0.3	$0.3	$0.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Artisan International Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. During the six months ended June 30, 2021, the Portfolio received $112,207 from Finland for previously withheld foreign taxes and interest thereon. Such amount is included in dividends on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $22,997,111. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $3,132,924. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$386,886,021	$0	$415,493,865

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.750% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2021 were $4,592,982.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Artisan Partners Limited Partnership (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Over $	750 million

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$987,744,053

Gross unrealized appreciation	276,148,553
Gross unrealized depreciation	(9,010,177)

Net unrealized appreciation (depreciation)	$267,138,376

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$15,143,380	$16,834,241	$38,047,446	$—	$53,190,826	$16,834,241

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$6,616,431	$6,949,051	$304,416,632	$—	$317,982,114

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

As of December 31, 2020, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Managed by Eaton Vance Management

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A and B shares of the Brighthouse/Eaton Vance Floating Rate Portfolio returned 2.35% and 2.24%, respectively. The Portfolio’s benchmark, the Standard & Poor’s/Loan Syndications and Trading Association (“S&P/LSTA”) Leveraged Loan Index¹, returned 3.28%.

MARKET ENVIRONMENT / CONDITIONS

Following the choppy loan market performance experience in calendar year 2020, which was impacted by the COVID-19 pandemic, the first six months of 2021 witnessed a steady climb in loan prices and a 3.28% return for the S&P/LSTA Leveraged Loan Index, consisting of a 1.25% market value return and 2.03% of income return.

Investor demand for the loan asset class was robust for the period. Collateralized Loan Obligation (“CLO”) demand marked a record start to the year, with Leveraged Commentary & Data (“LCD”) reporting a total of $79 billion through the first six months. Retail demand was also strong with $26 billion of net inflows. The $105 billion in total inflows marked the highest six-month total since LCD began tracking the data.

On the other side of the demand/supply ledger, the market’s early-year supply shortage condition reversed course with a marked pickup in new loan issuance in March, bolstered by a number of recent merger and acquisition transactions. Par outstandings grew by approximately $51 billion in the second quarter, nearly absorbing total demand from institutional and retail investors.

With respect to loan fundamentals, the trailing-twelve-month default rate by principle continued to fall, moving from 3.83% to 1.25% during the period. The rate has now declined over 100 basis points from the September 2020 peak of 4.17%. Secondary market stress measures paint a similarly favorable outlook by investors. One measure, the percentage of loans trading below $80, fell to just 1.1% of the total loan market, down from a measure of over 10% during the early stages of the pandemic.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the period, performance results across all credit ratings tiers were positive, but as loans in the distressed segment of the market had more room to run, they generally outpaced their higher quality counterparts. CCC-rated loans returned 10.02% for the period, compared to returns of 1.58% and 3.15% for the respective BB-rated and B-rated segments. The Portfolio’s underexposure to the CCC-rated loan segment was a meaningful detractor. A modest cash balance also served as a headwind to relative performance results.

With respect to industry-level exposures, loan selection results within the electronics/electrical, oil & gas, and business equipment & services industries weighed on relative performance results, while loan selection results within the telecom industry were additive. From an industry allocation perspective, the Portfolio’s underweight to the air transport industry detracted, while an underweight to the utilities industry helped relative results.

The cornerstones of the strategy’s investment philosophy are intense, internal credit research and broad diversification. The Portfolio held 563 loan issuer and 34 senior secured bond positions as of June 30, 2021. Important to note, we believe the optimal risk/return profile can be achieved predominantly through interest income realized through investments of higher quality loans, rather than primarily seeking the capital gains associated with distressed loans. As of the end of the reporting period, the Portfolio maintained an overweight position in BB-rated loans and an underweight exposure to the distressed CCC-rated loan category.

Given the floating-rate nature of the asset class, the Portfolio is exposed to minimal interest rate risk as the loans in the Portfolio reset their coupons every 43 days on average as of June 30, 2021, resulting in a portfolio duration of roughly 0.12 years.

Craig P. Russ

Andrew N. Sveen

Michael Turgel

Portfolio Managers

Eaton Vance Management

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The S&P/LSTA Leveraged Loan Index is a total return index that uses mark-to-market pricing from LSTA/ Loan Pricing Corporation (LPC) to calculate market value change. The index reflects the market-weighted performance of institutional leveraged loans based upon real-time market weightings, spreads and interest payments. The index is priced daily using a base rate of the 3-month forward London Inter-bank Offered Rate (LIBOR) as of each Friday. For month-end calculations, when the month-end date does not coincide with the Friday calculation, total returns are based upon straight-line daily accruals of interest income returns.

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P/LSTA LEVERAGED LOAN INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
Brighthouse/Eaton Vance Floating Rate Portfolio
Class A	2.35	8.81	4.27	3.80
Class B	2.24	8.51	4.01	3.54
S&P/LSTA Leveraged Loan Index	3.28	11.65	4.99	4.39

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Industries

% of Net Assets
Software	15.7
Commercial Services	7.6
Media	5.6
Diversified Financial Services	5.1
Pharmaceuticals	5.1
Healthcare-Services	4.7
Telecommunications	4.4
Chemicals	3.7
Retail	3.5
Insurance	3.4

BHFTI-2

Top Sectors

% of Net Assets
Floating Rate Loans	94.5
Corporate Bonds & Notes	3.7
Common Stocks	0.6

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Eaton Vance Floating Rate Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A	Actual	0.68%	$1,000.00	$1,023.50	$3.41
	Hypothetical*	0.68%	$1,000.00	$1,021.42	$3.41

Class B	Actual	0.93%	$1,000.00	$1,022.40	$4.66
	Hypothetical*	0.93%	$1,000.00	$1,020.18	$4.66

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Floating Rate Loans (a)—94.5% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.5%
Outfront Media Capital LLC Term Loan B, 1.841%, 1M LIBOR + 1.750%, 11/18/26	925,000	$911,703
Red Ventures, LLC Term Loan B2, 2.604%, 1M LIBOR + 2.500%, 11/08/24	264,247	261,133
Terrier Media Buyer, Inc. Term Loan, 3.604%, 1M LIBOR + 3.500%, 12/17/26	1,576,080	1,570,608
Vestcom Parent Holdings, Inc. 1st Lien Term Loan, 5.000%, 1M LIBOR + 4.000%, 12/19/23	1,168,122	1,169,582

		3,913,026

Aerospace/Defense—1.7%
AI Convoy (Luxembourg) S.a.r.l. Term Loan B, 4.500%, 6M LIBOR + 3.500%, 01/17/27	617,188	617,573
Dynasty Acquisition Co., Inc.
Term Loan B1, 3.647%, 3M LIBOR + 3.500%, 04/06/26	2,251,128	2,194,381
Term Loan B2, 3.647%, 3M LIBOR + 3.500%, 04/06/26	1,210,379	1,179,868
Spirit Aerosystems, Inc. Term Loan B, 6.000%, 1M LIBOR + 5.250%, 01/15/25	398,000	401,731
TransDigm, Inc.
Term Loan F, 2.354%, 1M LIBOR + 2.250%, 12/09/25	4,853,925	4,787,518
Term Loan G, 2.354%, 1M LIBOR + 2.250%, 08/22/24	1,646,443	1,628,349
WP CPP Holdings LLC Term Loan, 4.750%, 3M LIBOR + 3.750%, 04/30/25	2,610,504	2,559,383

		13,368,803

Airlines—0.5%
AAdvantage Loyalty, IP Ltd. Term Loan, 5.500%, 3M LIBOR + 4.750%, 04/20/28	1,000,000	1,043,750
Mileage Plus Holdings LLC Term Loan B, 6.250%, 3M LIBOR + 5.250%, 06/21/27	725,000	774,900
SkyMiles IP, Ltd. Term Loan B, 4.750%, 3M LIBOR + 3.750%, 10/20/27	1,900,000	2,009,013

		3,827,663

Auto Manufacturers—0.1%
American Trailer World Corp. Term Loan B, 4.500%, 1M LIBOR + 3.750%, 03/03/28	550,000	549,886

Auto Parts & Equipment—2.6%
Adient U.S. LLC Term Loan B, 3.604%, 1M LIBOR + 3.500%, 04/08/28	900,000	902,343
American Axle & Manufacturing, Inc. Term Loan B, 3.000%, 1M LIBOR + 2.250%, 04/06/24	1,568,426	1,567,338
Autokiniton US Holdings, Inc. Term Loan B, 5.000%, 3M LIBOR + 4.500%, 04/06/28	1,175,000	1,184,547
Clarios Global L.P. USD Term Loan B, 3.354%, 1M LIBOR + 3.250%, 04/30/26	3,793,631	3,766,761
CS Intermediate Holdco 2 LLC Term Loan B, 2.750%, 1M LIBOR + 2.000%, 11/02/23	1,251,240	1,225,277
Dayco Products LLC Term Loan B, 4.385%, 3M LIBOR + 4.250%, 05/19/23	960,000	919,200
Delachaux S.A. Term Loan B, 4.686%, 3M LIBOR + 4.500%, 04/16/26	392,000	391,020
DexKo Global, Inc.
Term Loan, 4.500%, 1M LIBOR + 3.500%, 07/24/24	1,732,522	1,735,228

Auto Parts & Equipment—(Continued)
Garrett LX I S.a r.l. USD Term Loan B, 3.750%, 3M LIBOR + 3.250%, 04/30/28	675,000	678,797
Goodyear Tire & Rubber Co. (The) 2nd Lien Term Loan, 2.090%, 1M LIBOR + 2.000%, 03/07/25	2,433,333	2,412,042
Tenneco, Inc. Term Loan B, 3.104%, 1M LIBOR + 3.000%, 10/01/25	3,241,875	3,216,750
TI Group Automotive Systems, LLC USD Term Loan, 3.750%, 3M LIBOR + 3.250%, 12/16/26	648,375	651,617
Truck Hero, Inc. Term Loan B, 4.500%, 1M LIBOR + 3.750%, 01/31/28	1,097,250	1,098,774
Wheel Pros, LLC Term Loan, 5.250%, 1M LIBOR + 4.500%, 04/23/28	775,000	777,853

		20,527,547

Beverages—0.4%
Arterra Wines Canada, Inc. Term Loan, 4.250%, 3M LIBOR + 3.500%, 11/24/27	920,375	923,395
City Brewing Co. LLC Closing Date Term Loan, 4.250%, 3M LIBOR + 3.500%, 04/05/28	800,000	804,000
Triton Water Holdings, Inc. Term Loan, 4.000%, 3M LIBOR + 3.500%, 03/31/28	1,300,000	1,300,697

		3,028,092

Building Materials—1.8%
ACProducts, Inc. Term Loan B, 4.750%, 6M LIBOR + 4.250%, 05/05/28	1,875,000	1,868,554
Cornerstone Building Brands, Inc. Term Loan B, 3.750%, 1M LIBOR + 3.250%, 04/12/28	798,000	798,998
CP Atlas Buyer, Inc. Term Loan B, 4.250%, 1M LIBOR + 3.750%, 11/23/27	1,072,313	1,070,972
CPG International, Inc. Term Loan, 3.250%, 3M LIBOR + 2.500%, 05/05/24	1,091,837	1,092,033
Ingersoll-Rand Services Co. Term Loan B, 1.854%, 1M LIBOR + 1.750%, 03/01/27	1,209,688	1,197,698
MI Windows and Doors, LLC Term Loan, 4.500%, 1M LIBOR + 3.750%, 12/18/27	422,875	424,549
Quikrete Holdings, Inc.
1st Lien Term Loan, 2.604%, 1M LIBOR + 2.500%, 02/01/27	4,246,378	4,212,139
Term Loan B1, 05/12/28 (b)	2,300,000	2,284,762
Summit Materials Cos. I LLC Term Loan B, 2.104%, 1M LIBOR + 2.000%, 11/21/24	1,544,000	1,541,466
U.S. Concrete, Inc. Term Loan B, 05/26/28 (b)	375,000	375,469

		14,866,640

Chemicals—3.7%
Aruba Investments, Inc. USD Term Loan, 4.750%, 3M LIBOR + 4.000%, 11/24/27	673,313	676,679
Atotech B.V. USD Term Loan B, 3.000%, 3M LIBOR + 2.500%, 03/18/28	950,000	946,289
Axalta Coating Systems U.S. Holdings, Inc. Term Loan B2, 1.897%, 3M LIBOR + 1.750%, 06/01/24	2,805,178	2,790,400

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Chemicals—(Continued)
CPC Acquisition Corp. Term Loan, 3.897%, 3M LIBOR + 3.750%, 12/29/27	698,250	$698,686
Element Solutions, Inc. Term Loan B1, 2.104%, 1M LIBOR + 2.000%, 01/31/26	585,079	585,079
Emerald Performance Materials LLC
Term Loan B, 5.000%, 1M LIBOR + 4.000%, 08/12/25	340,571	342,018
Ferro Corp.
Term Loan B1, 2.397%, 3M LIBOR + 2.250%, 02/14/24	173,057	172,887
Term Loan B2, 2.397%, 3M LIBOR + 2.250%, 02/14/24	138,035	137,899
Term Loan B3, 2.397%, 3M LIBOR + 2.250%, 02/14/24	135,098	134,965
Flint Group GmbH Term Loan C, 5.250%, 3M LIBOR + 4.250%, 09/21/23	133,194	133,028
Flint Group U.S. LLC 1st Lien Term Loan B2, 5.250%, 3M LIBOR + 4.250%, 09/21/23	805,714	804,711
HB Fuller Co. Term Loan B, 2.093%, 1M LIBOR + 2.000%, 10/20/24	628,300	629,164
Hexion, Inc. Exit Term Loan, 3.710%, 3M LIBOR + 3.500%, 07/01/26	1,641,500	1,644,236
Illuminate Buyer LLC Term Loan, 3.604%, 1M LIBOR + 3.500%, 06/30/27	746,255	742,679
INEOS Enterprises Holdings U.S. Finco LLC Term Loan B, 4.500%, 3M LIBOR + 3.500%, 08/28/26	181,671	182,390
INEOS Styrolution U.S. Holding LLC USD Term Loan B, 3.250%, 1M LIBOR + 2.750%, 01/29/26	2,300,000	2,298,204
INEOS U.S. Finance LLC Term Loan B, 2.104%, 1M LIBOR + 2.000%, 04/01/24	3,015,625	2,993,949
LSF11 Skyscraper Holdco S.a r.l. USD Term Loan B, 4.250%, 3M LIBOR + 3.500%, 09/29/27	1,973,188	1,980,587
Messer Industries GmbH Term Loan, 2.647%, 3M LIBOR + 2.500%, 03/01/26	1,709,766	1,700,149
Minerals Technologies, Inc. Term Loan B, 3.000%, 1M LIBOR + 2.250%, 02/14/24	746,474	749,274
Orion Engineered Carbons GmbH Term Loan B, 2.147%, 3M LIBOR + 2.000%, 07/25/24	443,047	441,386
PQ Corp.
Term Loan B, 2.436%, 3M LIBOR + 2.250%, 02/07/27	506,367	506,051
Term Loan B, 3.250%, 3M LIBOR + 2.750%, 05/26/28	2,310,000	2,310,000
Starfruit Finco B.V. Term Loan B, 3.133%, 1M LIBOR + 2.750%, 10/01/25	2,883,032	2,865,013
Trinseo Materials Operating S.C.A. Term Loan B2, 2.604%, 1M LIBOR + 2.500%, 05/03/28	900,000	894,656
Tronox Finance LLC Term Loan B, 2.630%, 3M LIBOR + 2.500%, 03/13/28	1,858,500	1,849,642
Venator Materials Corp. Term Loan B, 3.104%, 1M LIBOR + 3.000%, 08/08/24	818,125	813,523

		30,023,544

Coal—0.1%
American Consolidated Natural Resources, Inc. Exit Term Loan, 14.000%, 3M LIBOR + 13.000%, 09/16/25	455,826	459,245
Oxbow Carbon LLC Term Loan B, 4.345%, 1M LIBOR + 4.250%, 10/13/25	312,813	313,595

		772,840

Commercial Services—7.2%
Adtalem Global Education, Inc. Term Loan B, 3.104%, 1M LIBOR + 3.000%, 04/11/25	363,750	362,234
AlixPartners LLP USD Term Loan B, 3.250%, 1M LIBOR + 2.750%, 02/04/28	1,421,438	1,416,898
Allied Universal Holdco LLC USD Incremental Term Loan B, 4.250%, 1M LIBOR + 3.750%, 05/12/28	2,839,063	2,851,001
Amentum Government Services Holdings LLC Term Loan B, 3.604%, 1M LIBOR + 3.500%, 01/29/27	866,250	865,167
American Residential Services LLC
Term Loan B, 4.250%, 3M LIBOR + 3.500%, 10/15/27	547,250	547,592
APi Group DE, Inc. Term Loan B, 2.604%, 1M LIBOR + 2.500%, 10/01/26	1,235,000	1,234,383
Belron Finance U.S. LLC USD Term Loan B, 3.250%, 3M LIBOR + 2.750%, 04/13/28	872,813	870,994
Cambium Learning Group, Inc. Term Loan B, 5.250%, 3M LIBOR + 4.500%, 12/18/25	1,228,648	1,237,735
CCRR Parent, Inc Term Loan B, 5.000%, 3M LIBOR + 4.250%, 03/06/28	448,875	452,102
CHG Healthcare Services, Inc. 1st Lien Term Loan B, 4.000%, 3M LIBOR + 3.000%, 06/07/23	3,022,619	3,023,375
CoreLogic, Inc. Term Loan, 4.000%, 1M LIBOR + 3.500%, 06/02/28	5,300,000	5,297,514
Electro Rent Corp. 1st Lien Term Loan, 6.000%, 3M LIBOR + 5.000%, 01/31/24	1,515,201	1,526,565
Ensemble RCM, LLC Term Loan, 3.936%, 3M LIBOR + 3.750%, 08/03/26	2,257,885	2,261,648
Garda World Security Corp. Term Loan B, 4.350%, 1M LIBOR + 4.250%, 10/30/26	2,303,894	2,317,266
Hertz Corp. (The)
DIP Delayed Draw Term Loan, 8.250%, 1M LIBOR + 7.250%, 12/31/21 (c)	817,499	821,842
Term Loan B, 06/14/28 (b)	1,114,887	1,114,887
Term Loan B, 3.500%, 1M LIBOR + 2.750%, 06/30/23	555,507	559,534
Term Loan C, 06/14/28 (b)	210,113	210,113
IRI Holdings, Inc. 1st Lien Term Loan, 4.354%, 1M LIBOR + 4.250%, 12/01/25	4,461,047	4,468,015
KUEHG Corp. Incremental Term Loan, 4.750%, 3M LIBOR + 3.750%, 02/21/25	1,396,815	1,378,191
LSC Communications, Inc. Term Loan B, 09/30/22 (d)	637,426	24,700
Monitronics International, Inc. Term Loan, 7.750%, 1M LIBOR + 6.500%, 03/29/24	1,285,218	1,254,158
MPH Acquisition Holdings LLC Term Loan B, 3.750%, 3M LIBOR + 2.750%, 06/07/23	2,092,535	2,088,902
Nielsen Consumer, Inc. USD Term Loan B, 4.080%, 1M LIBOR + 4.000%, 03/06/28	673,313	675,417
Parexel International Corp. Term Loan B, 2.845%, 1M LIBOR + 2.750%, 09/27/24	1,633,491	1,625,833
Prime Security Services Borrower LLC Term Loan, 3.500%, 3M LIBOR + 2.750%, 09/23/26	2,301,625	2,301,864
PSC Industrial Holdings Corp. 1st Lien Term Loan, 4.750%, 1M LIBOR + 3.750%, 10/11/24	1,616,375	1,604,926

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
RDV Resources Properties, LLC Exit Term Loan, 9.500%, 1M LIBOR + 8.500%, 03/29/24	367,282	$189,150
Sabre GLBL, Inc.
Term Loan B, 2.104%, 1M LIBOR + 2.000%, 02/22/24	898,618	886,262
Term Loan B, 4.750%, 1M LIBOR + 4.000%, 12/17/27	373,125	376,273
Sotheby’s Term Loan B, 5.500%, 3M LIBOR + 4.750%, 01/15/27	541,279	545,565
Spin Holdco, Inc. Term Loan, 4.750%, 3M LIBOR + 4.000%, 03/01/28	4,039,875	4,047,450
Syniverse Holdings, Inc. 1st Lien Term Loan, 6.000%, 3M LIBOR + 5.000%, 03/09/23	919,125	912,040
Team Health Holdings, Inc. 1st Lien Term Loan, 3.750%, 1M LIBOR + 2.750%, 02/06/24	1,867,125	1,817,112
Teneo Holdings LLC Term Loan, 6.250%, 1M LIBOR + 5.250%, 07/11/25	300,000	296,531
Trans Union LLC Term Loan B5, 1.854%, 1M LIBOR + 1.750%, 11/16/26	2,023,363	2,012,297
TruGreen L.P.
Term Loan, 4.750%, 1M LIBOR + 4.000%, 11/02/27	547,250	551,440
TTF Holdings, LLC Term Loan, 5.000%, 3M LIBOR + 4.250%, 03/24/28	450,000	450,563
Verscend Holding Corp. Term Loan B, 4.104%, 1M LIBOR + 4.000%, 08/27/25	2,064,368	2,072,971
Victory Capital Holdings, Inc. Term Loan B, 2.444%, 3M LIBOR + 2.250%, 07/01/26	821,157	816,709
Wex. Inc. Term Loan, 2.354%, 1M LIBOR + 2.250%, 03/31/28	448,875	446,420

		57,813,639

Computers—2.1%
Imprivata, Inc. Term Loan, 4.250%, 1M LIBOR + 3.750%, 12/01/27	1,072,313	1,075,440
Magenta Buyer LLC
USD 1st Lien Term Loan, 05/03/28 (b)	4,050,000	4,054,338
USD 2nd Lien Term Loan, 05/03/29 (b)	1,075,000	1,066,938
NCR Corp. Term Loan, 2.690%, 3M LIBOR + 2.500%, 08/28/26	1,392,938	1,383,361
Panther Commercial Holdings L.P. Term Loan, 5.000%, 1M LIBOR + 4.500%, 01/07/28	600,000	601,875
Redstone Buyer LLC
Delayed Draw Term Loan, 04/27/28 (c)	675,097	675,519
Term Loan, 5.500%, 3M LIBOR + 4.750%, 04/27/28	1,724,903	1,725,981
Tempo Acquisition LLC Extended Term Loan, 3.750%, 1M LIBOR + 3.250%, 11/02/26	1,560,035	1,563,740
Valkyr Purchaser LLC Term Loan B, 4.750%, 3M LIBOR + 4.000%, 10/29/27	673,313	676,679
Verifone Systems, Inc. 1st Lien Term Loan, 4.147%, 3M LIBOR + 4.000%, 08/20/25	2,784,129	2,742,865
Western Digital Corp. Term Loan B4, 1.843%, 1M LIBOR + 1.750%, 04/29/23	978,587	979,897

		16,546,633

Cosmetics/Personal Care—0.6%
Conair Holdings LLC Term Loan B, 4.250%, 3M LIBOR + 3.750%, 05/17/28	1,600,000	1,605,400
Journey Personal Care Corp. Term Loan B, 5.000%, 3M LIBOR + 4.250%, 03/01/28	1,075,000	1,078,696
Sunshine Luxembourg ViII S.a.r.l Term Loan B3, 4.500%, 3M LIBOR + 3.750%, 10/01/26	1,945,125	1,953,646

		4,637,742

Distribution/Wholesale—0.8%
American Builders & Contractors Supply Co., Inc. Term Loan, 2.104%, 1M LIBOR + 2.000%, 01/15/27	5,723,063	5,688,592
KAR Auction Services, Inc. Term Loan B6, 2.375%, 1M LIBOR + 2.250%, 09/19/26	540,375	535,647
Protective Industrial Products, Inc. Term Loan, 4.750%, 1M LIBOR + 4.000%, 01/20/28	500,000	501,094

		6,725,333

Diversified Financial Services—5.0%
Advisor Group, Inc. Term Loan, 4.604%, 1M LIBOR + 4.500%, 07/31/26	1,478,734	1,483,860
Aretec Group, Inc. Term Loan, 4.354%, 1M LIBOR + 4.250%, 10/01/25	3,644,490	3,647,526
Astra Acquisition Corp.
Term Loan B1, 5.500%, 1M LIBOR + 4.750%, 03/01/27	767,265	768,224
Avolon TLB Borrower 1 (U.S.) LLC
Term Loan B3, 2.500%, 1M LIBOR + 1.750%, 01/15/25	2,062,580	2,059,542
Term Loan B5, 3.250%, 1M LIBOR + 2.500%, 12/01/27	1,691,500	1,693,719
Citco Funding LLC Term Loan, 2.703%, 3M LIBOR + 2.500%, 09/28/23	2,940,678	2,941,596
Clipper Acquisitions Corp. Term Loan B, 1.836%, 1M LIBOR + 1.750%, 03/03/28	1,088,522	1,078,997
Deerfield Dakota Holding LLC Term Loan B, 4.750%, 1M LIBOR + 3.750%, 04/09/27	1,881,000	1,892,130
Delos Finance S.a.r.l. Term Loan B, 1.897%, 3M LIBOR + 1.750%, 10/06/23	1,872,500	1,873,232
Ditech Holding Corp. Term Loan, 06/30/22 (d)	1,824,660	371,774
Edelman Financial Center LLC Term Loan B, 04/07/28 (b)	1,750,000	1,753,645
Fiserv Investment Solutions, Inc. Term Loan B, 4.155%, 3M LIBOR + 4.000%, 02/18/27	495,000	496,856
Focus Financial Partners LLC
Delayed Draw Term Loan, 06/24/28 (b)	1,025,001	1,022,865
Term Loan, 2.104%, 1M LIBOR + 2.000%, 07/03/24	3,474,948	3,445,084
Franklin Square Holdings L.P. Term Loan B, 2.375%, 1M LIBOR + 2.250%, 08/01/25	486,249	483,210
Greenhill & Co., Inc. Term Loan B, 3.354%, 1M LIBOR + 3.250%, 04/12/24	838,792	837,743
GreenSky Holdings LLC
Term Loan B, 3.375%, 1M LIBOR + 3.250%, 03/31/25	1,285,250	1,259,545
Term Loan B2, 5.500%, 1M LIBOR + 4.500%, 03/29/25	446,625	445,508
Guggenheim Partners LLC Term Loan, 3.500%, 1M LIBOR + 2.750%, 07/21/23	5,087,952	5,092,043
Hudson River Trading LLC Term Loan, 3.104%, 1M LIBOR + 3.000%, 03/20/28	2,019,938	2,015,308

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
IG Investment Holdings LLC 1st Lien Term Loan, 4.750%, 3M LIBOR + 3.750%, 05/23/25	2,656,433	$2,664,971
LPL Holdings, Inc. Term Loan B1, 1.854%, 1M LIBOR + 1.750%, 11/12/26	1,280,500	1,269,695
NFP Corp. Term Loan, 3.354%, 1M LIBOR + 3.250%, 02/15/27	718,554	709,460
PGX Holdings, Inc. 1st Lien Term Loan, 6.250%, 3M LIBOR + 5.250%, 09/29/23	668,472	638,390
Virtus Investment Partners, Inc. Term Loan, 3.000%, 6M LIBOR + 2.250%, 06/01/24	358,460	358,909

		40,303,832

Electric—0.8%
Calpine Construction Finance Co. L.P. Term Loan B, 2.104%, 1M LIBOR + 2.000%, 01/15/25	1,217,657	1,205,154
Calpine Corp.
Term Loan B5, 2.610%, 1M LIBOR + 2.500%, 12/16/27	2,632,121	2,618,850
Term Loan B9, 2.110%, 1M LIBOR + 2.000%, 04/05/26	784,000	775,142
Longview Power LLC Exit Term Loan, 11.500%, 3M LIBOR + 10.000%, 07/30/25	154,793	157,502
Pike Corp. Incremental Term Loan B, 3.110%, 1M LIBOR + 3.000%, 01/21/28	431,507	431,267
Vistra Operations Company LLC 1st Lien Term Loan B3, 1.850%, 1M LIBOR + 1.750%, 12/31/25	1,182,738	1,176,085

		6,364,000

Electrical Components & Equipment—0.1%
Energizer Holdings, Inc. Term Loan, 2.750%, 1M LIBOR + 2.250%, 12/22/27	991,126	990,712

Electronics—0.3%
Celestica, Inc. Term Loan B, 2.595%, 1M LIBOR + 2.500%, 06/27/25	174,000	173,782
Mirion Technologies, Inc. Term Loan B, 4.147%, 3M LIBOR + 4.000%, 03/06/26	1,086,797	1,089,344
Tech Data Corp. ABL Term Loan, 3.604%, 1M LIBOR + 3.500%, 06/30/25	1,066,938	1,069,872
TTM Technologies, Inc. Term Loan, 2.592%, 1M LIBOR + 2.500%, 09/28/24	139,110	138,936

		2,471,934

Engineering & Construction—0.6%
Aegion Corp. Term Loan, 5.500%, 3M LIBOR + 4.750%, 05/17/28	475,000	480,938
Artera Services LLC Term Loan, 03/06/25 (b)	1,100,000	1,096,562
Brand Energy & Infrastructure Services, Inc. Term Loan, 5.250%, 3M LIBOR + 4.250%, 06/21/24	1,216,583	1,198,334
Brown Group Holding LLC Term Loan B, 3.250%, 3M LIBOR + 2.750%, 06/07/28	1,175,000	1,171,084
Osmose Utilities Services, Inc. Term Loan, 06/23/28 (b)	725,000	723,641

Engineering & Construction—(Continued)
Rockwood Service Corp. Term Loan, 4.104%, 1M LIBOR + 4.000%, 01/23/27	409,035	410,441
USIC Holdings, Inc. Term Loan, 4.250%, 1M LIBOR + 3.500%, 05/12/28	169,857	169,830

		5,250,830

Entertainment—2.2%
Alchemy Copyrights LLC Term Loan B, 3.500%, 1M LIBOR + 3.000%, 03/10/28	471,443	472,033
AMC Entertainment Holdings, Inc. Term Loan B, 3.086%, 3M LIBOR + 3.000%, 04/22/26	1,588,438	1,498,425
Aristocrat Technologies, Inc. 1st Lien Term Loan, 1.938%, 3M LIBOR + 1.750%, 10/19/24	938,307	933,290
Crown Finance U.S. Inc.
Incremental Term Loan, 3.750%, 3M LIBOR + 2.750%, 09/30/26	1,280,468	1,121,552
Term Loan, 3.500%, 6M LIBOR + 2.500%, 02/28/25	1,568,015	1,385,079
Term Loan B1, 7.625%, 3M LIBOR + 7.000%, 05/23/24	398,065	503,884
Delta 2 (LUX) S.a.r.l. Term Loan, 3.500%, 1M LIBOR + 2.500%, 02/01/24	2,593,230	2,586,545
Great Canadian Gaming Corp. Term Loan, 11/01/26 (b)	575,000	576,527
GVC Holdings plc Term Loan B3, 3.000%, 6M LIBOR + 2.000%, 03/29/24	991,688	988,434
Live Nation Entertainment, Inc. Term Loan B4, 1.875%, 1M LIBOR + 1.750%, 10/17/26	1,426,560	1,401,774
SeaWorld Parks & Entertainment, Inc. Term Loan B5, 3.750%, 1M LIBOR + 3.000%, 03/31/24	1,291,157	1,282,511
SMG U.S. Midco 2, Inc. Term Loan, 2.662%, 3M LIBOR + 2.500%, 01/23/25	217,747	211,396
Stars Group Holdings B.V. (The)
Incremental Term Loan, 3.647%, 3M LIBOR + 3.500%, 07/10/25	2,340,924	2,349,494
UFC Holdings LLC Term Loan B, 3.750%, 6M LIBOR + 3.000%, 04/29/26	2,111,530	2,111,310

		17,422,254

Environmental Control—1.2%
EnergySolutions LLC Term Loan B, 4.750%, 3M LIBOR + 3.750%, 05/09/25	1,037,170	1,034,577
EWT Holdings III Corp. Term Loan, 2.625%, 1M LIBOR + 2.500%, 04/01/28	975,000	970,886
Filtration Group Corp.
1st Lien Term Loan, 3.104%, 1M LIBOR + 3.000%, 03/29/25	1,418,704	1,409,305
Incremental Term Loan, 4.500%, 1M LIBOR + 3.750%, 03/29/25	322,563	323,335
GFL Environmental, Inc. Term Loan, 3.500%, 1M LIBOR + 3.000%, 05/30/25	1,346,274	1,348,967
Harsco Corp. Term Loan, 2.750%, 1M LIBOR + 2.250%, 03/05/28	400,000	397,625
Madison IAQ LLC Term Loan, 06/16/28 (b)	1,425,000	1,427,494
Northstar Group Services, Inc. Term Loan B, 6.500%, 1M LIBOR + 5.500%, 11/09/26	1,160,313	1,169,015

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Environmental Control—(Continued)
Robertshaw U.S. Holding Corp. 1st Lien Term Loan, 4.500%, 1M LIBOR + 3.500%, 02/28/25	1,067,906	$1,033,199
U.S. Ecology Holdings, Inc. Term Loan B, 2.604%, 1M LIBOR + 2.500%, 11/01/26	221,625	222,156

		9,336,559

Food—1.9%
B&G Foods, Inc. Term Loan B4, 2.604%, 1M LIBOR + 2.500%, 10/10/26	381,458	382,071
CHG PPC Parent LLC Term Loan B, 2.854%, 1M LIBOR + 2.750%, 03/31/25	436,500	432,681
CM Acquisition Co. Term Loan, 11.000%, 3M LIBOR + 10.000%, 07/26/23	182,186	180,820
Froneri International, Ltd. Term Loan, 2.354%, 1M LIBOR + 2.250%, 01/29/27	1,856,250	1,831,074
H Food Holdings LLC
Incremental Term Loan, 4.104%, 1M LIBOR + 4.000%, 05/23/25	390,000	389,512
Term Loan B, 3.792%, 1M LIBOR + 3.687%, 05/23/25	654,750	651,527
JBS USA Lux S.A. Term Loan B, 2.104%, 1M LIBOR + 2.000%, 05/01/26	5,801,512	5,794,260
Nomad Foods Europe Midco, Ltd. Term Loan B4, 2.323%, 1M LIBOR + 2.250%, 05/15/24	1,697,333	1,691,852
Shearer’s Foods, Inc. Term Loan, 4.250%, 3M LIBOR + 3.500%, 09/23/27	372,192	373,123
Simply Good Foods USA, Inc. Term Loan B, 4.750%, 1M LIBOR + 3.750%, 07/07/24	270,442	272,161
Sovos Brands Intermediate, Inc. Term Loan, 5.000%, 3M LIBOR + 4.250%, 06/08/28	650,000	652,437
U.S. Foods, Inc.
Term Loan B, 1.854%, 1M LIBOR + 1.750%, 06/27/23	677,654	672,264
Term Loan B, 2.104%, 1M LIBOR + 2.000%, 09/13/26	1,449,188	1,429,865
UTZ Quality Foods LLC Term Loan B, 3.104%, 1M LIBOR + 3.000%, 01/20/28	149,250	149,385

		14,903,032

Food Service—0.2%
Aramark Services, Inc.
Term Loan B3, 1.854%, 1M LIBOR + 1.750%, 03/11/25	816,080	809,109
Term Loan B4, 1.854%, 1M LIBOR + 1.750%, 01/15/27	987,500	977,131

		1,786,240

Forest Products & Paper—0.2%
Asplundh Tree Expert LLC Term Loan B, 1.854%, 1M LIBOR + 1.750%, 09/07/27	1,091,750	1,089,778
Clearwater Paper Corp. Term Loan B, 3.125%, 1M LIBOR + 3.000%, 07/26/26	129,250	129,573
Neenah, Inc. Term Loan B, 3.500%, 3M LIBOR + 3.000%, 04/06/28	400,000	401,000

		1,620,351

Gas—0.1%
UGI Energy Services, LLC Term Loan B, 3.854%, 1M LIBOR + 3.750%, 08/13/26	906,500	909,049

Hand/Machine Tools—0.4%
Alliance Laundry Systems LLC Term Loan B, 4.250%, 3M LIBOR + 3.500%, 10/08/27	1,033,500	1,035,923
Apex Tool Group, LLC Term Loan B, 6.500%, 1M LIBOR + 5.250%, 08/01/24	2,148,781	2,160,868

		3,196,791

Healthcare-Products—1.2%
Albany Molecular Research, Inc.
1st Lien Term Loan, 4.250%, 3M LIBOR + 3.250%, 08/30/24	1,147,104	1,149,613
Incremental Term Loan, 4.500%, 3M LIBOR + 3.500%, 08/30/24	223,875	224,547
Avantor Funding, Inc.
Incremental Term Loan B4, 3.250%, 1M LIBOR + 2.250%, 11/08/27	1,368,125	1,370,519
Term Loan B3, 3.000%, 1M LIBOR + 2.000%, 11/21/24	397,880	398,875
CPI International, Inc. 1st Lien Term Loan, 4.500%, 1M LIBOR + 3.500%, 07/26/24	568,850	568,850
CryoLife, Inc. Term Loan B, 4.500%, 3M LIBOR + 3.500%, 12/01/24	458,375	458,948
Greatbatch, Ltd. Term Loan B, 3.500%, 1M LIBOR + 2.500%, 10/27/22	1,994,948	2,000,434
Hanger, Inc. 1st Lien Term Loan, 3.604%, 1M LIBOR + 3.500%, 03/06/25	991,688	992,153
Ortho-Clinical Diagnostics S.A. Term Loan B, 3.089%, 1M LIBOR + 3.000%, 06/30/25	1,806,775	1,807,259
Sotera Health Holdings LLC Term Loan, 3.250%, 3M LIBOR + 2.750%, 12/11/26	575,000	573,742

		9,544,940

Healthcare-Services—4.9%
Accelerated Health Systems LLC Term Loan B, 3.591%, 1M LIBOR + 3.500%, 10/31/25	487,500	486,891
ADMI Corp.
Incremental Term Loan, 12/23/27 (b)	450,000	449,930
Term Loan B, 2.854%, 1M LIBOR + 2.750%, 04/30/25	1,552,221	1,535,567
Alliance Healthcare Services, Inc. Term Loan B, 5.500%, 1M LIBOR + 4.500%, 10/24/23	672,670	670,147
BW NHHC Holdco, Inc. 1st Lien Term Loan, 5.155%, 3M LIBOR + 5.000%, 05/15/25	897,250	827,526
Cambrex Corp. Term Loan, 4.250%, 1M LIBOR + 3.500%, 12/04/26	273,625	274,765
Cano Health LLC Term Loan, 5.500%, 3M LIBOR + 4.750%, 11/19/27	852,829	855,494
Catalent Pharma Solutions, Inc. Term Loan B3, 2.500%, 1M LIBOR + 2.000%, 02/22/28	835,219	838,351
DuPage Medical Group, Ltd. Term Loan, 3.750%, 3M LIBOR + 3.000%, 03/12/28	473,813	473,319
Envision Healthcare Corp. 1st Lien Term Loan, 3.854%, 1M LIBOR + 3.750%, 10/10/25	4,143,750	3,558,445
eResearchTechnology, Inc. 1st Lien Term Loan, 5.500%, 1M LIBOR + 4.500%, 02/04/27	299,244	300,998

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
Gentiva Health Services, Inc. Term Loan, 2.875%, 1M LIBOR + 2.750%, 07/02/25	1,803,814	$1,802,122
GHX Ultimate Parent Corp. 1st Lien Term Loan, 4.000%, 3M LIBOR + 3.000%, 06/28/24	1,057,921	1,059,904
IQVIA, Inc.
Term Loan B1, 1.854%, 1M LIBOR + 1.750%, 03/07/24	1,336,768	1,331,477
Term Loan B2, 1.854%, 1M LIBOR + 1.750%, 01/17/25	1,428,036	1,422,383
Loire Finco Luxembourg S.a.r.l. Term Loan, 3.104%, 1M LIBOR + 3.000%, 04/21/27	297,011	292,680
Lonza Group AG Term Loan B, 04/29/28 (b)	1,300,000	1,302,275
Medical Solutions LLC Term Loan, 5.500%, 1M LIBOR + 4.500%, 06/14/24	860,919	864,416
National Mentor Holdings, Inc.
Delayed Draw Term Loan, 3.750%, 3M LIBOR + 3.750%, 03/02/28 (c)	88,096	88,358
Term Loan, 4.500%, 1M LIBOR + 3.750%, 02/18/28	1,897,655	1,903,289
Term Loan C, 4.750%, 3M LIBOR + 3.750%, 03/02/28	59,767	59,944
Pacific Dental Services,LLC Term Loan, 4.250%, 1M LIBOR + 3.500%, 05/05/28	525,000	527,297
Phoenix Guarantor, Inc.
Term Loan B, 3.341%, 1M LIBOR + 3.250%, 03/05/26	1,617,124	1,608,027
Term Loan B, 3.573%, 1M LIBOR + 3.500%, 03/05/26	1,345,253	1,337,567
PPD, Inc. Initial Term Loan, 2.750%, 1M LIBOR + 2.250%, 01/13/28	5,386,500	5,386,166
Radiology Partners, Inc. 1st Lien Term Loan B, 4.333%, 1M LIBOR + 4.250%, 07/09/25	1,453,497	1,455,112
RadNet, Inc. Term Loan, 3.750%, 3M LIBOR + 3.000%, 04/22/28	1,075,000	1,075,000
Select Medical Corp. Term Loan B, 2.360%, 1M LIBOR + 2.250%, 03/06/25	2,457,947	2,444,890
Sound Inpatient Physicians 1st Lien Term Loan, 2.845%, 1M LIBOR + 2.750%, 06/27/25	412,250	411,176
Surgery Center Holdings, Inc. Term Loan, 4.500%, 1M LIBOR + 3.750%, 08/31/26	1,389,143	1,396,849
U.S. Anesthesia Partners, Inc. Term Loan, 4.000%, 6M LIBOR + 3.000%, 06/23/24	2,123,778	2,111,832
U.S. Radiology Specialists, Inc. Term Loan, 6.250%, 3M LIBOR + 5.500%, 12/10/27	746,250	751,847

		38,904,044

Holding Companies-Diversified—0.1%
Belfor Holdings Inc. Term Loan B, 4.104%, 1M LIBOR + 4.000%, 04/06/26	540,746	541,421

Home Builders—0.1%
Thor Industries, Inc. USD Term Loan, 3.125%, 1M LIBOR + 3.000%, 02/01/26	927,840	929,870

Home Furnishings—0.2%
AI Aqua Merger Sub, Inc.
1st Lien Term Loan B, 06/16/28 (b)	666,667	668,959
1st Lien Term Loan, 06/16/28 (b)	83,333	83,620

Home Furnishings—(Continued)
AI Aqua Merger Sub, Inc.
Mattress Firm, Inc. Term Loan B, 6.250%, 6M LIBOR + 5.250%, 11/26/27	736,250	749,594

		1,502,173

Household Products/Wares—0.1%
Kronos Acquisition Holdings, Inc. Term Loan B, 4.250%, 3M LIBOR + 3.750%, 12/22/26	1,169,125	1,162,445

Housewares—0.1%
CFS Brands, LLC 1st Lien Term Loan, 4.000%, 6M LIBOR + 3.000%, 03/20/25	241,846	238,219
Libbey Glass, Inc. Exit Term Loan, 9.000%, 3M LIBOR + 8.000%, 11/13/25	288,154	300,040

		538,259

Insurance—3.4%
Alliant Holdings Intermediate, LLC
Term Loan B, 3.354%, 1M LIBOR + 3.250%, 05/09/25	2,660,820	2,636,770
Term Loan B3, 4.250%, 1M LIBOR + 3.750%, 10/08/27	273,202	273,992
AmWINS Group, Inc. Term Loan B, 3.000%, 1M LIBOR + 2.250%, 02/19/28	3,930,250	3,910,375
AssuredPartners, Inc. Term Loan B, 3.604%, 1M LIBOR + 3.500%, 02/12/27	172,375	171,636
Asurion LLC
2nd Lien Term Loan B3, 5.354%, 1M LIBOR + 5.250%, 01/31/28	1,160,000	1,171,020
Extended Term Loan, 3.354%, 1M LIBOR + 3.250%, 12/23/26	5,373,000	5,318,013
Term Loan B6, 3.104%, 1M LIBOR + 3.000%, 11/03/23	1,783,752	1,776,365
HUB International, Ltd.
Term Loan B, 2.926%, 3M LIBOR + 2.750%, 04/25/25	4,437,750	4,392,911
Term Loan B, 4.000%, 3M LIBOR + 3.250%, 04/25/25	1,576,082	1,578,263
Ryan Specialty Group LLC Term Loan, 3.750%, 1M LIBOR + 3.000%, 09/01/27	1,662,438	1,665,347
Sedgwick Claims Management Services, Inc. Term Loan B, 3.354%, 1M LIBOR + 3.250%, 12/31/25	1,072,500	1,062,311
USI, Inc.
Incremental Term Loan B, 3.397%, 3M LIBOR + 3.250%, 12/02/26	1,206,635	1,197,262
Term Loan, 3.147%, 3M LIBOR + 3.000%, 05/16/24	2,598,750	2,578,332

		27,732,597

Internet—2.8%
Barracuda Networks, Inc. 1st Lien Term Loan, 4.500%, 3M LIBOR + 3.750%, 02/12/25	1,076,434	1,080,807
Buzz Merger Sub, Ltd.
Term Loan B, 2.854%, 1M LIBOR + 2.750%, 01/29/27	493,750	492,824
Term Loan B, 3.750%, 1M LIBOR + 3.250%, 01/29/27	53,545	53,612
CNT Holdings I Corp. 2nd LienTerm Loan, 4.500%, 3M LIBOR + 3.750%, 11/08/27	648,375	649,641
Endure Digital, Inc. Term Loan, 4.250%, 3M LIBOR + 3.500%, 02/10/28	2,850,000	2,841,986
Getty Images, Inc. Term Loan B, 4.625%, 1M LIBOR + 4.500%, 02/19/26	2,644,390	2,646,373

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Internet—(Continued)
Go Daddy Operating Co. LLC
Term Loan B1, 1.854%, 1M LIBOR + 1.750%, 02/15/24	2,891,529	$2,872,306
Term Loan B4, 2.104%, 1M LIBOR + 2.000%, 08/10/27	1,064,250	1,059,225
Hoya Midco LLC
1st Lien Term Loan, 4.500%, 1M LIBOR + 3.500%, 06/30/24	935,862	932,353
Imperva, Inc. 1st Lien Term Loan, 5.000%, 3M LIBOR + 4.000%, 01/12/26	545,823	548,308
Magnite, Inc. Term Loan, 5.750%, 3M LIBOR + 5.000%, 04/01/28	675,000	675,000
Match Group, Inc. Term Loan B, 1.906%, 3M LIBOR + 1.750%, 02/13/27	675,000	667,969
ProQuest LLC Term Loan, 3.354%, 1M LIBOR + 3.250%, 10/23/26	1,768,566	1,768,962
Uber Technologies, Inc.
1st Lien Term Loan B, 3.604%, 1M LIBOR + 3.500%, 04/04/25	1,382,250	1,383,237
Term Loan B, 3.604%, 1M LIBOR + 3.500%, 02/16/27	4,266,027	4,271,739
Vungle, Inc. Term Loan B, 5.604%, 1M LIBOR + 5.500%, 09/30/26	589,500	592,079

		22,536,421

Investment Companies—0.2%
EIG Management Co. LLC Term Loan B, 4.500%, 1M LIBOR + 3.750%, 02/22/25	241,875	241,573
FinCo I LLC Term Loan B, 2.604%, 1M LIBOR + 2.500%, 06/27/25	1,471,656	1,469,357

		1,710,930

Iron/Steel—0.2%
Phoenix Services International LLC Term Loan, 4.750%, 1M LIBOR + 3.750%, 03/01/25	1,307,337	1,305,703
TMS International Corp. Term Loan B3, 3.750%, 3M LIBOR + 2.750%, 08/14/24	223,875	223,316

		1,529,019

Leisure Time—1.3%
Bombardier Recreational Products, Inc. Term Loan, 2.104%, 1M LIBOR + 2.000%, 05/24/27	4,637,560	4,589,979
Carnival Corp. Term Loan B, 8.500%, 1M LIBOR + 7.500%, 06/30/25	1,637,500	1,678,948
ClubCorp Holdings, Inc. Term Loan B, 2.897%, 3M LIBOR + 2.750%, 09/18/24	1,636,250	1,575,458
Hayward Industries, Inc. Term Loan, 3.250%, 1M LIBOR + 2.750%, 05/12/28	800,000	799,500
MajorDrive Holdings LLC Term Loan B, 4.500%, 3M LIBOR + 4.000%, 05/12/28	625,000	626,660
SRAM, LLC Term Loan B, 3.250%, 6M LIBOR + 2.750%, 05/12/28	297,273	297,768
Travel Leaders Group LLC Term Loan B, 4.104%, 1M LIBOR + 4.000%, 01/25/24	1,246,699	1,203,324

		10,771,637

Lodging—1.4%
CityCenter Holdings LLC Term Loan B, 3.000%, 1M LIBOR + 2.250%, 04/18/24	2,283,446	2,268,563

Lodging—(Continued)
Four Seasons Hotels, Ltd. 1st Lien Term Loan, 2.104%, 1M LIBOR + 2.000%, 11/30/23	859,500	858,127
Golden Nugget, Inc.
Incremental Term Loan B, 3.250%, 2M LIBOR + 2.500%, 10/04/23	3,976,903	3,951,424
Hilton Grand Vacations Borrower LLC Term Loan B, 05/19/28 (b)	950,000	951,633
Playa Resorts Holding B.V. Term Loan B, 3.750%, 1M LIBOR + 2.750%, 04/29/24	1,945,400	1,873,054
Wyndham Hotels & Resorts, Inc. Term Loan B, 1.854%, 1M LIBOR + 1.750%, 05/30/25	1,167,000	1,158,490

		11,061,291

Machinery-Construction & Mining—0.5%
Brookfield WEC Holdings, Inc. Term Loan, 3.250%, 1M LIBOR + 2.750%, 08/01/25	4,002,798	3,969,558

Machinery-Diversified—1.6%
Altra Industrial Motion Corp. Term Loan B, 2.104%, 1M LIBOR + 2.000%, 10/01/25	511,940	510,597
Clark Equipment Co. Term Loan B, 1.982%, 3M LIBOR + 1.835%, 05/18/24	1,006,156	999,658
CPM Holdings, Inc. 1st Lien Term Loan, 3.592%, 1M LIBOR + 3.500%, 11/17/25	1,784,844	1,774,582
DXP Enterprises, Inc. Term Loan, 5.750%, 1M LIBOR + 4.750%, 12/16/27	547,250	550,328
Engineered Machinery Holdings, Inc.
1st Lien Term Loan, 4.250%, 3M LIBOR + 3.250%, 07/19/24	1,133,875	1,134,179
Incremental Term Loan, 5.250%, 3M LIBOR + 4.250%, 07/19/24	268,125	269,466
Gardner Denver, Inc.
Term Loan B, 2.854%, 1M LIBOR + 2.750%, 03/01/27	1,237,500	1,239,563
Term Loan B2, 1.854%, 1M LIBOR + 1.750%, 03/01/27	1,095,073	1,084,219
GrafTech Finance, Inc. Term Loan B, 3.500%, 1M LIBOR + 3.000%, 02/12/25	925,174	929,414
Granite Holdings U.S. Acquisition Co. Term Loan B, 4.147%, 3M LIBOR + 4.000%, 09/30/26	995,165	996,254
Thermon Industries, Inc. Term Loan B, 4.750%, 1M LIBOR + 3.750%, 10/30/24	207,025	207,154
Titan Acquisition, Ltd. Term Loan B, 3.167%, 3M LIBOR + 3.000%, 03/28/25	2,684,805	2,642,184
Welbilt, Inc. Term Loan B, 2.604%, 1M LIBOR + 2.500%, 10/23/25	794,103	788,643

		13,126,241

Media—5.0%
Adevinta ASA Term Loan B, 04/20/28 (b)	275,000	275,558
Charter Communications Operating LLC Term Loan B2, 1.860%, 1M LIBOR + 1.750%, 02/01/27	1,854,586	1,842,299
CSC Holdings LLC
Incremental Term Loan, 2.323%, 1M LIBOR + 2.250%, 01/15/26	928,625	917,453
Term Loan B1, 2.323%, 1M LIBOR + 2.250%, 07/17/25	2,362,500	2,337,398
Term Loan B5, 2.573%, 1M LIBOR + 2.500%, 04/15/27	1,170,188	1,161,289

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Cumulus Media New Holdings, Inc. Term Loan B, 4.750%, 3M LIBOR + 3.750%, 03/31/26	322,312	$322,917
Diamond Sports Group, LLC Term Loan, 3.360%, 1M LIBOR + 3.250%, 08/24/26	2,628,188	1,628,538
Entercom Media Corp. Term Loan, 2.595%, 1M LIBOR + 2.500%, 11/18/24	975,248	967,934
Entravision Communications Corp. Term Loan B, 2.854%, 1M LIBOR + 2.750%, 11/29/24	730,313	725,140
GEE Holdings 2 LLC
Exit Term Loan, 9.000%, 3M LIBOR + 8.000%, 03/24/25	158,328	158,624
Global Eagle Entertainment, Inc. 2nd Lien Takeback Term Loan, 9.250%, 3M LIBOR + 1.000%, 03/23/26	310,249	286,980
Gray Television, Inc.
Term Loan B, 2.342%, 1M LIBOR + 2.250%, 02/07/24	1,470,015	1,465,115
Term Loan C, 2.592%, 1M LIBOR + 2.500%, 01/02/26	552,268	550,274
Hubbard Radio LLC Term Loan B, 5.250%, 3M LIBOR + 4.250%, 03/28/25	514,141	510,606
iHeartCommunications, Inc.
Incremental Term Loan, 4.750%, 1M LIBOR + 4.000%, 05/01/26	371,250	371,482
Term Loan, 3.104%, 1M LIBOR + 3.000%, 05/01/26	935,750	929,024
LCPR Loan Financing LLC Term Loan B, 3.823%, 1M LIBOR + 3.750%, 10/15/28	250,000	250,885
Mission Broadcasting, Inc. Term Loan B, 2.604%, 1M LIBOR + 2.500%, 05/26/28	400,000	399,450
Nexstar Broadcasting, Inc.
Term Loan B3, 2.345%, 1M LIBOR + 2.250%, 01/17/24	1,086,220	1,083,601
Term Loan B4, 2.592%, 1M LIBOR + 2.500%, 09/18/26	388,236	387,750
Recorded Books, Inc. Term Loan, 4.080%, 1M LIBOR + 4.000%, 08/29/25	235,231	235,819
Sinclair Television Group, Inc.
Term Loan B2B, 2.610%, 1M LIBOR + 2.500%, 09/30/26	540,375	536,255
Term Loan B3, 3.110%, 1M LIBOR + 3.000%, 04/01/28	1,743,146	1,729,346
Univision Communications, Inc.
Term Loan B, 3.854%, 1M LIBOR + 3.750%, 03/15/26	1,475,329	1,479,386
Term Loan C5, 2.854%, 1M LIBOR + 2.750%, 03/15/24	1,898,610	1,898,102
UPC Broadband Holding B.V. Term Loan B, 2.323%, 1M LIBOR + 2.250%, 04/30/28	775,000	766,558
UPC Financing Partnership USD Term Loan AX, 3.073%, 1M LIBOR + 3.000%, 01/31/29	3,100,000	3,085,145
Virgin Media Bristol LLC
Term Loan N, 2.573%, 1M LIBOR + 2.500%, 01/31/28	6,450,000	6,400,619
Term Loan Q, 3.353%, 3M LIBOR + 3.250%, 01/31/29	1,125,000	1,124,560
Ziggo Financing Partnership Term Loan I, 2.573%, 1M LIBOR + 2.500%, 04/30/28	6,475,000	6,420,144

		40,248,251

Metal Fabricate/Hardware—1.3%
Advanced Drainage Systems, Inc. Term Loan B, 2.375%, 1M LIBOR + 2.250%, 07/31/26	188,357	189,299
Ameriforge Group, Inc.
Exit Term Loan, 7.000%, 3M LIBOR + 8.000%, 12/31/23	800,839	440,461
Term Loan, 14.000%, 1M LIBOR + 13.000%, 12/31/23 (c) (e)	101,247	55,686

Metal Fabricate/Hardware—(Continued)
Atkore International, Inc. Term Loan B, 2.500%, 3M LIBOR + 2.000%, 05/26/28	875,000	875,547
Dynacast International LLC First Out Term Loan, 5.750%, 3M LIBOR + 4.750%, 07/19/25	870,903	874,169
Hillman Group, Inc. (The)
Delayed Draw Term Loan, 02/24/28 (b)	71,730	71,655
Term Loan B1, 02/24/28 (b)	353,270	352,902
Neenah Foundry Co. Term Loan, 10.000%, 2M LIBOR + 9.000%, 12/13/22	577,745	534,414
Penn Engineering & Manufacturing Corp. Term Loan B, 3.750%, 1M LIBOR + 2.750%, 06/27/24	166,680	167,097
Tiger Acquisition LLC Term Loan, 3.750%, 3M LIBOR + 3.250%, 06/01/28	525,000	524,235
Werner FinCo L.P. Term Loan, 5.000%, 3M LIBOR + 4.000%, 07/24/24	1,348,405	1,351,776
WireCo WorldGroup, Inc.
1st Lien Term Loan, 6.000%, 6M LIBOR + 5.000%, 09/30/23	1,016,438	1,018,253
Zekelman Industries, Inc. Term Loan, 2.092%, 1M LIBOR + 2.000%, 01/24/27	4,125,792	4,087,542

		10,543,036

Mining—0.0%
PMHC II, Inc. 1st Lien Term Loan, 4.500%, 12M LIBOR + 3.500%, 03/31/25	338,625	336,579

Miscellaneous Manufacturing—1.4%
CeramTec AcquiCo GmbH Term Loan B2, 2.885%, 3M LIBOR + 2.750%, 03/07/25	1,050,529	1,028,643
EXC Holdings III Corp. 1st Lien Term Loan, 4.500%, 3M LIBOR + 3.500%, 12/02/24	434,250	435,064
Gates Global LLC Term Loan B3, 3.500%, 1M LIBOR + 2.750%, 03/31/27	3,670,634	3,667,716
Gemini HDPE LLC Term Loan B, 3.500%, 3M LIBOR + 3.000%, 12/31/27	690,881	690,773
Groupe Solmax, Inc. Term Loan, 06/28/28 (b)	850,000	851,063
LTI Holdings, Inc.
1st Lien Term Loan, 3.604%, 1M LIBOR + 3.500%, 09/06/25	1,217,567	1,202,727
Delayed Draw Term Loan, 07/24/26 (b)	200,000	200,000
Term Loan, 07/24/26 (b)	325,000	325,000
Term Loan, 4.854%, 1M LIBOR + 4.750%, 07/24/26	171,938	172,153
Momentive Performance Materials, Inc. Term Loan B, 3.360%, 1M LIBOR + 3.250%, 05/15/24	2,352,000	2,340,729
Ravago Holdings America, Inc. Term Loan B, 2.650%, 1M LIBOR + 2.500%, 02/18/28	224,438	223,596
Rohm Holding GmbH Term Loan B, 4.978%, 6M LIBOR + 4.750%, 07/31/26	344,737	345,814

		11,483,278

Oil & Gas—0.9%
CITGO Holding, Inc. Term Loan B, 8.000%, 3M LIBOR + 7.000%, 08/01/23	221,063	219,957

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
CITGO Petroleum Corp. Term Loan B, 7.250%, 6M LIBOR + 6.250%, 03/28/24	1,960,431	$1,978,810
Delek U.S. Holdings, Inc.
Incremental Term Loan B, 6.500%, 1M LIBOR + 5.500%, 03/31/25	543,125	546,180
Term Loan B, 2.354%, 1M LIBOR + 2.250%, 03/31/25	3,579,417	3,500,670
Fieldwood Energy LLC
1st Lien Term Loan, 04/11/22 (d)	1,276,437	663,747
DIP Delayed Draw Term Loan, 9.750%, 1M LIBOR + 8.750%, 08/04/21 (c)	188,572	191,400
Sunrise Oil & Gas Properties LLC
First Out Term Loan, 8.000%, 1M LIBOR + 7.000%, 01/17/23	80,587	78,170
Last Out Term Loan, 8.000%, 1M LIBOR + 7.000%, 01/17/23	98,259	76,151
Term Loan, 8.000%, 1M LIBOR + 7.000%, 01/17/23	85,053	78,673

		7,333,758

Oil & Gas Services—0.1%
Apergy Corp.
1st Lien Term Loan, 2.625%, 1M LIBOR + 2.500%, 05/09/25	109,639	109,365
Term Loan, 6.000%, 3M LIBOR + 5.000%, 06/03/27	190,000	194,156
Lealand Finance Company B.V. Take Back Term Loan, 3.000%, 1M LIBOR + 3.000%, 06/30/25	271,680	124,837

		428,358

Packaging & Containers—2.0%
Berry Global, Inc. Term Loan Z, 1.827%, 1M LIBOR + 1.750%, 07/01/26	748,170	743,494
BWAY Holding Co. Term Loan B, 3.354%, 1M LIBOR + 3.250%, 04/03/24	1,872,000	1,830,382
Charter NEX U.S., Inc. Term Loan, 4.500%, 1M LIBOR + 4.250%, 12/01/27	423,938	425,462
Flex Acquisition Co., Inc.
Incremental Term Loan, 3.452%, 3M LIBOR + 3.250%, 06/29/25	1,305,536	1,294,602
Term Loan, 4.000%, 3M LIBOR + 3.500%, 02/23/28	4,698,796	4,686,462
Pregis TopCo Corp. 1st Lien Term Loan, 4.104%, 1M LIBOR + 4.000%, 07/31/26	566,375	566,641
Proampac PG Borrower LLC Term Loan, 5.000%, 3M LIBOR + 4.000%, 11/03/25	698,250	699,704
Reynolds Group Holdings, Inc.
Term Loan, 2.854%, 1M LIBOR + 2.750%, 02/05/23	1,474,857	1,473,730
Term Loan B2, 3.354%, 1M LIBOR + 3.250%, 02/05/26	1,318,375	1,311,509
Ring Container Technologies Group LLC 1st Lien Term Loan, 2.854%, 1M LIBOR + 2.750%, 10/31/24	724,296	720,449
TricorBraun Holdings, Inc.
Delayed Draw Term Loan, 3.750%, 3M LIBOR + 3.250%, 03/03/28 (c)	105,585	104,917
Term Loan, 3.750%, 3M LIBOR + 3.250%, 03/03/28	469,415	466,444
Trident TPI Holdings, Inc. Term Loan B1, 4.000%, 3M LIBOR + 3.000%, 10/17/24	1,859,197	1,857,163

		16,180,959

Pharmaceuticals—4.9%
Akorn, Inc. Take Back Term Loan, 8.500%, 3M LIBOR + 7.500%, 10/01/25	660,360	682,372
Alkermes, Inc. Term Loan B, 3.000%, 3M LIBOR + 2.500%, 03/09/26	345,541	344,678
Alphabet Holding Co., Inc. 1st Lien Term Loan, 3.604%, 1M LIBOR + 3.500%, 09/26/24	2,165,625	2,165,551
Amneal Pharmaceuticals LLC Term Loan B, 3.625%, 1M LIBOR + 3.500%, 05/04/25	2,963,602	2,920,630
Arbor Pharmaceuticals, Inc. Term Loan B, 6.000%, 6M LIBOR + 5.000%, 07/05/23	709,536	707,171
Bausch Health Companies, Inc. Term Loan B, 3.104%, 1M LIBOR + 3.000%, 06/02/25	4,906,205	4,892,409
Bayou Intermediate LLC Term Loan B, 05/13/28 (b)	775,000	778,875
Change Healthcare Holdings LLC Term Loan B, 3.500%, 1M LIBOR + 2.500%, 03/01/24	3,330,648	3,330,878
Elanco Animal Health, Inc. Term Loan B, 1.842%, 1M LIBOR + 1.750%, 08/02/27	1,767,328	1,744,448
Gainwell Acquisition Corp. Term Loan B, 4.750%, 3M LIBOR + 4.000%, 10/01/27	5,504,420	5,528,502
Grifols Worldwide Operations USA, Inc. Term Loan B, 2.088%, 1W LIBOR + 2.000%, 11/15/27	3,884,594	3,850,382
HLF Financing S.a r.l. Term Loan B, 2.604%, 1M LIBOR + 2.500%, 08/18/25	948,188	944,780
Horizon Therapeutics USA, Inc.
Term Loan B, 2.375%, 1M LIBOR + 2.250%, 05/22/26	988,299	984,284
Term Loan B, 2.500%, 1M LIBOR + 2.000%, 03/15/28	1,995,000	1,987,519
Jazz Financing Lux S.a.r.l. USD Term Loan, 4.000%, 1M LIBOR + 3.500%, 04/21/28	1,675,000	1,683,226
Mallinckrodt International Finance S.A.
Term Loan B, 6.000%, 6M LIBOR + 5.250%, 09/24/24	3,996,911	3,878,670
Term Loan B, 6.250%, 1M LIBOR + 5.500%, 02/24/25	512,364	498,914
Packaging Coordinators Midco, Inc. Term Loan, 4.250%, 3M LIBOR + 3.500%, 11/30/27	1,072,313	1,074,457
Padagis LLC Term Loan B, 06/30/28 (b)	850,000	845,750
PetVet Care Centers LLC Term Loan B3, 4.250%, 1M LIBOR + 3.500%, 02/14/25	149,241	149,800

		38,993,296

Pipelines—0.6%
Blackstone CQP Holdco L.P. Term Loan B, 06/05/28 (b)	1,425,000	1,421,215
Buckeye Partners L.P. Term Loan B, 2.354%, 1M LIBOR + 2.250%, 11/01/26	2,345,402	2,331,556
Centurion Pipeline Co., LLC
Incremental Term Loan, 4.095%, 1M LIBOR + 4.000%, 09/28/25	199,000	196,264
Term Loan B, 3.354%, 1M LIBOR + 3.250%, 09/29/25	219,375	216,907
ITT Holdings LLC Term Loan, 07/30/28 (b)	425,000	425,000
Prairie ECI Acquiror L.P. Term Loan B, 4.854%, 1M LIBOR + 4.750%, 03/11/26	586,315	572,076

		5,163,018

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Real Estate—0.8%
Cushman & Wakefield U.S. Borrower, LLC Term Loan B, 2.854%, 1M LIBOR + 2.750%, 08/21/25	2,421,130	$2,404,182
RE/MAX International, Inc.
Term Loan B, 06/24/28 (b)	1,700,000	1,700,000
Term Loan B, 3.500%, 3M LIBOR + 2.750%, 12/15/23	1,833,135	1,835,427
Realogy Group LLC Term Loan B, 3.000%, 1M LIBOR + 2.250%, 02/08/25	396,067	395,572

		6,335,181

Real Estate Investment Trusts—0.5%
Brookfield Property REIT, Inc. 1st Lien Term Loan B, 2.604%, 1M LIBOR + 2.500%, 08/27/25	875,250	855,994
Iron Mountain, Inc. Term Loan B, 1.854%, 1M LIBOR + 1.750%, 01/02/26	798,188	784,219
VICI Properties 1 LLC Term Loan B, 1.841%, 1M LIBOR + 1.750%, 12/20/24	2,352,273	2,335,365

		3,975,578

Retail—3.5%
1011778 B.C. Unlimited Liability Co. Term Loan B4, 1.854%, 1M LIBOR + 1.750%, 11/19/26	5,048,125	4,985,023
Ascena Retail Group, Inc. Term Loan B, 08/21/22 (d)	1,512,796	63,663
Beacon Roofing Supply, Inc. Term Loan B, 2.604%, 1M LIBOR + 2.500%, 04/23/28	1,025,000	1,021,156
BJ’s Wholesale Club, Inc. 1st Lien Term Loan, 2.073%, 1M LIBOR + 2.000%, 02/03/24	1,008,772	1,010,033
David’s Bridal, Inc.
New Money Term Loan, 7.000%, 3M LIBOR + 6.000%, 06/30/23 (e) (f)	275,433	251,911
Priority Term Loan, 5.000%, PIK, 06/23/23 (e) (f)	233,257	231,998
Foundation Building Materials Holding Co. LLC Term Loan, 3.750%, 3M LIBOR + 3.250%, 02/03/28	1,150,000	1,143,634
Great Outdoors Group LLC
Term Loan B, 5.000%, 6M LIBOR + 4.250%, 03/06/28	2,512,375	2,530,545
Harbor Freight Tools USA, Inc. Term Loan B, 3.750%, 1M LIBOR + 3.000%, 10/19/27	1,343,250	1,345,082
IRB Holding Corp.
Incremental Term Loan, 4.250%, 3M LIBOR + 3.250%, 12/15/27	497,500	497,759
Term Loan B, 3.750%, 3M LIBOR + 2.750%, 02/05/25	2,880,611	2,876,561
Les Schwab Tire Centers Term Loan B, 4.250%, 6M LIBOR + 3.500%, 11/02/27	2,412,875	2,418,907
Murphy USA, Inc. Term Loan B, 2.250%, 1M LIBOR + 1.750%, 01/31/28	324,188	324,998
Park River Holdings, Inc. Term Loan, 4.000%, 3M LIBOR + 3.250%, 12/28/27	625,000	622,591
PetSmart, Inc. Term Loan B, 4.500%, 3M LIBOR + 3.750%, 02/12/28	1,325,000	1,327,484
Phillips Feed Service, Inc. Term Loan, 8.000%, 3M LIBOR + 7.000%, 11/13/24 (e) (f)	11,520	9,216
Pier 1 Imports (U.S.), Inc. Term Loan B, 04/30/22 (d) (e) (f)	254,455	203,564

Retail—(Continued)
Serta Simmons Bedding LLC
Super Priority First Out Term Loan, 8.500%, 1M LIBOR + 7.500%, 08/10/23	913,100	923,372
Super Priority Second Out Term Loan, 8.500%, 1M LIBOR + 7.500%, 08/10/23	3,019,967	2,891,618
SRS Distribution, Inc. Term Loan B, 4.250%, 1M LIBOR + 3.750%, 06/02/28	1,050,000	1,050,411
Steinway Musical Instruments, Inc. Term Loan B, 4.750%, 1M LIBOR + 3.750%, 02/14/25	176,976	175,704
White Cap Buyer LLC Term Loan B, 4.500%, 3M LIBOR + 4.000%, 10/19/27	2,014,875	2,020,227

		27,925,457

Semiconductors—0.5%
Allegro Microsystems, Inc. Term Loan, 4.250%, 3M LIBOR + 3.750%, 09/30/27	42,308	42,308
Bright Bidco B.V. Term Loan B, 4.500%, 3M LIBOR + 3.500%, 06/30/24	1,849,172	1,554,625
Cohu, Inc. Term Loan B, 3.172%, 3M LIBOR + 3.000%, 10/01/25	232,653	232,217
MACOM Technology Solutions Holdings, Inc. Term Loan, 2.354%, 1M LIBOR + 2.250%, 05/17/24	203,296	202,889
MaxLinear, Inc. Term Loan B, 06/17/28 (b)	850,000	849,203
Ultra Clean Holdings, Inc. Term Loan B, 3.854%, 1M LIBOR + 3.750%, 08/27/25	1,154,266	1,158,113

		4,039,355

Software—15.5%
Applied Systems, Inc. 1st Lien Term Loan, 3.774%, 1M LIBOR + 3.250%, 09/19/24	6,490,211	6,485,577
AppLovin Corp. Term Loan B, 3.354%, 1M LIBOR + 3.250%, 08/15/25	4,598,925	4,597,693
Aptean, Inc. Term Loan, 4.354%, 1M LIBOR + 4.250%, 04/23/26	2,665,474	2,662,974
AQA Acquisition Holding, Inc. Term Loan, 4.750%, 3M LIBOR + 4.250%, 03/03/28	800,000	803,334
Ascend Learning LLC
Incremental Term Loan, 4.750%, 1M LIBOR + 3.750%, 07/12/24	347,375	348,135
Term Loan B, 4.000%, 1M LIBOR + 3.000%, 07/12/24	1,347,500	1,348,132
Athenahealth, Inc. Term Loan B1, 4.410%, 3M LIBOR + 4.250%, 02/11/26	3,182,648	3,203,532
Banff Merger Sub, Inc USD Term Loan, 3.854%, 1M LIBOR + 3.750%, 10/02/25	4,600,864	4,579,295
Bracket Intermediate Holding Corp. 1st Lien Term Loan B, 4.444%, 3M LIBOR + 4.250%, 09/05/25	802,313	802,647
Camelot U.S. Acquisition 1 Co.
Incremental Term Loan B, 4.000%, 1M LIBOR + 3.000%, 10/30/26	1,044,750	1,046,578
Term Loan B, 3.104%, 1M LIBOR + 3.000%, 10/30/26	1,625,250	1,621,187
CCC Information Services, Inc. 1st Lien Term Loan, 4.000%, 1M LIBOR + 3.000%, 04/29/24	2,675,482	2,678,347

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
CentralSquare Technologies LLC 1st Lien Term Loan, 3.897%, 3M LIBOR + 3.750%, 08/29/25	780,000	$732,030
Ceridian HCM Holding, Inc. Term Loan B, 2.594%, 1W LIBOR + 2.500%, 04/30/25	1,337,188	1,319,637
Cloudera, Inc. Term Loan B, 3.250%, 1M LIBOR + 2.500%, 12/22/27	548,625	548,899
Constant Contact, Inc.
Delayed Draw Term Loan, 4.750%, 1M LIBOR + 4.750%, 02/10/28 (c)	381,176	380,342
Term Loan, 4.750%, 3M LIBOR + 4.000%, 02/10/28	1,418,824	1,415,719
Cornerstone OnDemand, Inc. Term Loan B, 3.341%, 1M LIBOR + 3.250%, 04/22/27	3,058,005	3,060,463
Cvent, Inc. 1st Lien Term Loan, 3.854%, 1M LIBOR + 3.750%, 11/29/24	994,859	983,666
E2open, LLC Term Loan B, 4.000%, 3M LIBOR + 3.500%, 02/04/28	1,175,000	1,177,571
ECI Macola Max Holdings LLC Term Loan, 4.500%, 3M LIBOR + 3.750%, 11/09/27	1,044,750	1,048,668
Epicor Software Corp. Term Loan, 4.000%, 1M LIBOR + 3.250%, 07/30/27	6,284,060	6,282,634
EverCommerce, Inc. Term Loan B, 06/14/28 (b)	275,000	275,687
Finastra USA, Inc. 1st Lien Term Loan, 4.500%, 6M LIBOR + 3.500%, 06/13/24	3,342,836	3,294,000
First Advantage Holdings LLC Term Loan B, 3.343%, 1M LIBOR + 3.000%, 01/31/27	569,493	567,500
GlobalLogic Holdings, Inc.
1st Lien Term Loan, 2.854%, 1M LIBOR + 2.750%, 08/01/25	1,364,056	1,362,351
Incremental Term Loan B2, 4.500%, 1M LIBOR + 3.750%, 09/14/27	719,563	721,699
Grab Holdings, Inc. Term Loan B, 5.500%, 6M LIBOR + 4.500%, 01/29/26	2,119,688	2,162,081
Greeneden U.S., Holdings II LLC USD Term Loan B, 4.750%, 1M LIBOR + 4.000%, 12/01/27	798,000	800,850
Hyland Software, Inc. Term Loan 3, 4.250%, 1M LIBOR + 3.500%, 07/01/24	8,706,429	8,735,195
Informatica LLC Term Loan B, 3.354%, 1M LIBOR + 3.250%, 02/25/27	5,505,313	5,480,461
Inovalon Holdings, Inc. Term Loan B1, 2.875%, 1M LIBOR + 2.750%, 04/02/25	1,059,702	1,054,971
Ivanti Software, Inc.
Add On Term Loan B, 4.750%, 3M LIBOR + 4.000%, 12/01/27	673,313	671,419
Term Loan B, 5.750%, 3M LIBOR + 4.750%, 12/01/27	2,394,000	2,399,985
Liftoff Mobile, Inc. Term Loan, 4.250%, 3M LIBOR + 3.500%, 03/17/28	472,625	472,330
MA FinanceCo. LLC
Term Loan B, 5.250%, 3M LIBOR + 4.250%, 06/05/25	1,668,125	1,692,800
Term Loan B3, 2.854%, 1M LIBOR + 2.750%, 06/21/24	427,503	423,495
Marcel LUX IV Sarl
Term Loan B1, 3.354%, 1M LIBOR + 3.250%, 03/15/26	980,000	978,775
USD Term Loan B, 4.750%, 1M LIBOR + 4.000%, 12/31/27	94,905	95,024
Maverick Bidco, Inc.
Term Loan, 4.500%, 3M LIBOR + 3.750%, 04/28/28	925,000	926,619
MedAssets Software Intermediate Holdings, Inc. 1st Lien Term Loan, 4.500%, 6M LIBOR + 3.750%, 01/28/28	425,000	425,266

Software—(Continued)
N Able, Inc. Term Loan B, 04/15/28 (b)	450,000	450,000
Navicure, Inc. Term Loan B, 4.104%, 1M LIBOR + 4.000%, 10/22/26	2,351,407	2,358,755
Playtika Holding Corp. Term Loan, 2.854%, 1M LIBOR + 2.750%, 03/13/28	1,909,171	1,903,638
PointClickCare Technologies, Inc. Term Loan B, 3.750%, 6M LIBOR + 3.000%, 12/29/27	548,625	548,968
Polaris Newco LLC USD Term Loan B, 4.500%, 6M LIBOR + 4.000%, 06/02/28	2,575,000	2,585,241
Project Ruby Ultimate Parent Corp. Term Loan, 4.000%, 1M LIBOR + 3.250%, 03/03/28	1,072,313	1,071,259
Proofpoint, Inc. 1st Lien Term Loan, 06/09/28 (b)	2,650,000	2,638,820
Rackspace Hosting, Inc. Term Loan, 3.500%, 3M LIBOR + 2.750%, 02/15/28	1,371,563	1,366,205
Realpage, Inc. 1st Lien Term Loan, 3.750%, 1M LIBOR + 3.250%, 04/24/28	2,175,000	2,171,466
Renaissance Holding Corp. 1st Lien Term Loan, 3.343%, 1M LIBOR + 3.250%, 05/30/25	899,158	891,129
Seattle Spinco, Inc. Term Loan B3, 2.854%, 1M LIBOR + 2.750%, 06/21/24	2,887,036	2,859,970
Signify Health LLC Term Loan B, 06/16/28 (b)	350,000	349,562
SkillSoft Corp.
1st Lien Term Loan, 8.500%, 3M LIBOR + 7.500%, 12/27/24	344,968	348,849
2nd Lien Term Loan, 8.500%, 3M LIBOR + 7.500%, 04/27/25	1,139,704	1,142,553
Skopima Merger Sub, Inc. Term Loan B, 4.500%, 1M LIBOR + 4.000%, 04/30/28	1,050,000	1,050,000
SolarWinds Holdings, Inc. Term Loan B, 2.854%, 1M LIBOR + 2.750%, 02/05/24	3,539,278	3,501,673
Sophia L.P. 1st Lien Term Loan, 4.500%, 3M LIBOR + 3.750%, 10/07/27	398,000	398,829
SS&C Technologies, Inc.
Term Loan B3, 1.854%, 1M LIBOR + 1.750%, 04/16/25	817,904	809,555
Term Loan B4, 1.854%, 1M LIBOR + 1.750%, 04/16/25	621,413	615,070
SurveyMonkey, Inc. Term Loan B, 3.850%, 1W LIBOR + 3.750%, 10/10/25	1,141,067	1,136,788
Symplr Software, Inc. Term Loan, 5.250%, 3M LIBOR + 4.500%, 12/22/27	723,188	724,815
Syncsort, Inc. 1st Lien Term Loan, 5.000%, 3M LIBOR + 4.250%, 04/24/28	900,000	899,100
Thoughtworks, Inc. Term Loan B, 3.750%, 1M LIBOR + 3.250%, 03/23/28	399,000	399,798
Tibco Software, Inc. Term Loan B3, 3.860%, 1M LIBOR + 3.750%, 06/30/26	3,918,909	3,909,927
Ultimate Software Group, Inc. (The)
Incremental Term Loan, 4.000%, 3M LIBOR + 3.250%, 05/04/26	5,065,048	5,074,544
Term Loan B, 3.854%, 1M LIBOR + 3.750%, 05/04/26	1,449,188	1,451,703
Veritas U.S., Inc. USD Term Loan B, 6.000%, 3M LIBOR + 5.000%, 09/01/25	2,382,030	2,403,468

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
VS Buyer, LLC Term Loan B, 3.104%, 1M LIBOR + 3.000%, 02/28/27	2,305,265	$2,296,980

		125,026,233

Telecommunications—3.9%
Altice France S.A. Term Loan B13, 4.155%, 3M LIBOR + 4.000%, 08/14/26	1,241,753	1,241,494
Avaya, Inc. Term Loan B2, 4.073%, 1M LIBOR + 4.000%, 12/15/27	200,000	200,938
CenturyLink, Inc. Term Loan B, 2.354%, 1M LIBOR + 2.250%, 03/15/27	6,304,000	6,229,632
Colorado Buyer, Inc. Term Loan B, 4.000%, 6M LIBOR + 3.000%, 05/01/24	1,464,000	1,430,450
CommScope, Inc. Term Loan B, 3.354%, 1M LIBOR + 3.250%, 04/06/26	1,522,875	1,518,116
Delta TopCo, Inc. Term Loan B, 4.500%, 3M LIBOR + 3.750%, 12/01/27	1,350,000	1,354,641
Digicel International Finance, Ltd. Term Loan B, 3.430%, 6M LIBOR + 3.250%, 05/28/24	1,467,825	1,412,782
Intelsat Jackson Holdings S.A.
Term Loan, 6.500%, 3M LIBOR + 5.500%, 07/13/22	474,019	479,944
Term Loan B4, 8.750%, PRIME + 5.500%, 01/02/24	1,600,000	1,634,200
IPC Corp. Term Loan B, 5.500%, 3M LIBOR + 4.500%, 08/06/21 (e)	880,630	733,564
Level 3 Financing, Inc. Term Loan B, 1.854%, 1M LIBOR + 1.750%, 03/01/27	1,720,372	1,697,792
LogMeIn, Inc. Term Loan B, 4.827%, 1M LIBOR + 4.750%, 08/31/27	1,765,843	1,764,555
Numericable Group S.A. Term Loan B11, 2.936%, 3M LIBOR + 2.750%, 07/31/25	1,728,000	1,704,420
Onvoy LLC 1st Lien Term Loan B, 5.500%, 1M LIBOR + 4.500%, 02/10/24	798,497	798,955
Plantronics, Inc. Term Loan B, 2.593%, 1M LIBOR + 2.500%, 07/02/25	1,499,356	1,476,240
SBA Senior Finance II LLC Term Loan B, 1.860%, 1M LIBOR + 1.750%, 04/11/25	1,843,909	1,831,002
Telenet Financing USD LLC Term Loan AR, 2.073%, 1M LIBOR + 2.000%, 04/30/28	3,500,000	3,454,881
West Corp.
Term Loan, 5.000%, 3M LIBOR + 4.000%, 10/10/24	1,421,880	1,393,569
Term Loan B1, 4.500%, 3M LIBOR + 3.500%, 10/10/24	259,386	252,037
Zayo Group Holdings, Inc. Term Loan, 3.104%, 1M LIBOR + 3.000%, 03/09/27	1,126,546	1,115,515

		31,724,727

Transportation—0.4%
Kenan Advantage Group, Inc. Term Loan B1, 4.500%, 1M LIBOR + 3.750%, 03/24/26	2,313,375	2,319,737
XPO Logistics, Inc. Term Loan B, 1.881%, 3M LIBOR + 1.750%, 02/24/25	575,000	573,072

		2,892,809

Total Floating Rate Loans (Cost $766,278,077)		759,347,691

Corporate Bonds & Notes—3.7%
Security Description	Principal Amount*	Value

Aerospace/Defense—0.4%
TransDigm, Inc. 6.250%, 03/15/26 (144A)	3,000,000	3,165,000

Airlines—0.5%
American Airlines, Inc./AAdvantage Loyalty IP, Ltd
5.500%, 04/20/26 (144A)	2,000,000	2,117,500
5.750%, 04/20/29 (144A)	1,500,000	1,621,875

		3,739,375

Auto Parts & Equipment—0.2%
Clarios Global L.P. 6.750%, 05/15/25 (144A)	225,000	239,620
Clarios Global L.P. / Clarios U.S. Finance Co. 6.250%, 05/15/26 (144A)	1,215,000	1,294,352

		1,533,972

Commercial Services—0.3%
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6.625%, 07/15/26 (144A)	725,000	768,667
Garda World Security Corp. 4.625%, 02/15/27 (144A)	850,000	854,250
Prime Security Services Borrower LLC / Prime Finance, Inc. 5.250%, 04/15/24 (144A)	625,000	669,706
Sabre GLBL, Inc. 9.250%, 04/15/25 (144A)	300,000	356,649

		2,649,272

Distribution/Wholesale—0.0%
American Builders & Contractors Supply Co., Inc. 4.000%, 01/15/28 (144A)	275,000	281,795

Diversified Financial Services—0.1%
AG Issuer LLC 6.250%, 03/01/28 (144A)	425,000	447,814

Electric—0.3%
Calpine Corp.
4.500%, 02/15/28 (144A)	300,000	306,000
5.250%, 06/01/26 (144A)	2,000,000	2,057,500

		2,363,500

Entertainment—0.1%
SeaWorld Parks and Entertainment., Inc. 8.750%, 05/01/25 (144A)	250,000	270,850
Six Flags Theme Parks, Inc. 7.000%, 07/01/25 (144A)	250,000	269,425

		540,275

Environmental Control—0.1%
GFL Environmental, Inc. 4.250%, 06/01/25 (144A)	625,000	650,963

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Food—0.1%
Del Monte Foods, Inc. 11.875%, 05/15/25 (144A)	975,000	$1,111,500

Machinery-Diversified—0.1%
Clark Equipment Co.
5.875%, 06/01/25 (144A)	125,000	132,187
TK Elevator U.S. Newco, Inc. 5.250%, 07/15/27 (144A)	500,000	526,875

		659,062

Media—0.4%
Diamond Sports Group LLC / Diamond Sports Finance Co. 5.375%, 08/15/26 (144A)	550,000	356,125
iHeartCommunications, Inc.
4.750%, 01/15/28 (144A)	250,000	257,188
5.250%, 08/15/27 (144A)	200,000	209,080
6.375%, 05/01/26	105,163	111,867
8.375%, 05/01/27	190,609	204,190
Virgin Media Secured Finance plc 4.500%, 08/15/30 (144A)	800,000	806,000
Ziggo B.V. 5.500%, 01/15/27 (144A)	1,597,000	1,659,283

		3,603,733

Oil & Gas—0.2%
CITGO Petroleum Corp. 7.000%, 06/15/25 (144A)	1,275,000	1,328,639

Pharmaceuticals—0.2%
Endo Luxembourg Finance Co. I S.a.r.l. 6.125%, 04/01/29 (144A)	1,750,000	1,715,000

Real Estate—0.1%
Cushman and Wakefield U.S. Borrower LLC 6.750%, 05/15/28 (144A)	375,000	404,423

Software—0.1%
Boxer Parent Co., Inc. 7.125%, 10/02/25 (144A)	500,000	535,000

Telecommunications—0.5%
Altice France S.A.
5.500%, 01/15/28 (144A)	475,000	492,907
7.375%, 05/01/26 (144A)	220,000	228,785
CommScope, Inc. 6.000%, 03/01/26 (144A)	2,000,000	2,111,400
Lumen Technologies, Inc. 4.000%, 02/15/27 (144A)	1,500,000	1,530,000

		4,363,092

Total Corporate Bonds & Notes (Cost $28,175,593)		29,092,415

Common Stocks—0.6%
Security Description	Shares	Value

Commercial Services—0.1%
IAP Worldwide Services LLC † (e) (f) (g) (h)	44	496,790

Diversified Consumer Services—0.0%
RDV Resources, Inc. - Class A (g) (h)	21,140	2,114

Electric Utilities—0.0%
Longview Intermediate Holdings Co. LLC (e) (f) (g) (h)	39,089	311,539

Energy Equipment & Services—0.0%
McDermott International, Inc. (g) (h)	117,431	57,541

Food Products—0.0%
CM Acquisition Co. (g) (h)	3,472	208,320

Health Care Equipment & Supplies—0.1%
Akorn Holding Co. LLC (g) (h)	56,220	850,328

Household Products—0.0%
LG Parent Holding Co. (g) (h)	9,472	17,760

Leisure Products—0.0%
Cineworld Group plc (h)	121,458	84,678

Media—0.3%
Clear Channel Outdoor Holdings, Inc. (g) (h)	43,727	115,439
Cumulus Media, Inc. - Class A (g) (h)	40,548	594,028
Global Eagle Entertainment (e) (f) (g) (h)	17,940	367,411
iHeartMedia, Inc. - Class A (g) (h)	18,596	500,791

		1,577,669

Metals & Mining—0.0%
ACNR Holdings, Inc. (g) (h)	3,147	59,006
AFG Holdings, Inc. (e) (f) (g) (h)	24,746	273,444

		332,450

Oil, Gas & Consumable Fuels—0.0%
Fieldwood Energy LLC (e) (f) (g) (h)	1,397	0
Fieldwood Energy LLC (Rights Offering Shares) (e) (f) (g) (h)	6,048	0
Paragon Offshore Finance Co. - Class A (e) (f) (g) (h)	1,527	0
Paragon Offshore Finance Co. - Class B (e) (f) (g) (h)	764	0
Sunrise Oil & Gas, Inc. - Class A (g) (h)	12,446	1,245

		1,245

Software—0.1%
Skillsoft Corp. † (g) (h)	66,881	658,778

Specialty Retail—0.0%
David’s Bridal, Inc. (e) (f) (g) (h)	18,015	0
Philips Pet Holding Corp. (e) (f) (g) (h)	62	24,262

		24,262

Total Common Stocks (Cost $5,445,133)		4,623,474

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Preferred Stocks—0.1%

Security Description	Shares/ Principal Amount*	Value

Household Products—0.0%
LG Parent Holding Co. (g) (h)	1,428	$125,621

Metals & Mining—0.1%
ACNR Holdings, Inc. (h)	1,486	152,315

Specialty Retail—0.0%
David’s Bridal, Inc.
Series A, (e) (f) (g)	501	0
Series B, (e) (f) (g)	2,042	0
DBI Investors, Inc. Series A (e) (f) (g)	852	0

		0

Total Preferred Stocks (Cost $240,264)		277,936

Warrants—0.0%

Healthcare-Services—0.0%
Alliance Healthcare Services, Inc. (1st Lien Post Capital), Expires 11/15/21 (e) (f)	1,162	0
Alliance Healthcare Services, Inc. (1st Lien Pre Capital), Expires 11/15/21 (e) (f)	21	21,168

		21,168

Retail—0.0%
David’s Bridal, Inc. (e) (f) (g) (h)	3,478	0

Total Warrants (Cost $0)		21,168

Short-Term Investment—4.4%

Repurchase Agreement—4.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $35,507,733; collateralized by U.S. Treasury Notes with rates ranging from 0.125% - 0.625%, maturity dates ranging from 04/15/22 - 01/15/24, and an aggregate market value of $36,218,086.	35,507,733	35,507,733

Total Short-Term Investments (Cost $35,507,733)		35,507,733

Total Investments—103.3% (Cost $835,646,800)		828,870,417
Unfunded Loan Commitments—(0.2)% (Cost $(1,748,727))		(1,748,727)
Net Investments—103.1% (Cost $833,898,073)		827,121,690
Other assets and liabilities (net)—(3.1)%		(24,390,469)

Net Assets—100.0%		$802,731,221

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2021, the market value of restricted securities was $1,155,568, which is 0.1% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(b)	This loan will settle after June 30, 2021, at which time the interest rate will be determined.
(c)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(d)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(e)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2021, these securities represent 0.4% of net assets.
(f)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(g)	Security was acquired in connection with a restructuring of a senior loan and may be subject to restrictions on resale.
(h)	Non-income producing security.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2021, the market value of 144A securities was $28,776,358, which is 3.6% of net assets.

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Restricted Securities	Acquisition Date	Shares	Cost	Value
IAP Worldwide Services LLC	07/18/14-07/24/14	44	$52,138	$496,790
Skillsoft Corp.	06/30/21	66,881	668,810	658,778

				$1,155,568

Glossary of Abbreviations

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(PRIME)—	U.S. Federal Reserve Prime Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Floating Rate Loans
Advertising	$—	$3,913,026	$—	$3,913,026
Aerospace/Defense	—	13,368,803	—	13,368,803
Airlines	—	3,827,663	—	3,827,663
Auto Manufacturers	—	549,886	—	549,886
Auto Parts & Equipment	—	20,527,547	—	20,527,547
Beverages	—	3,028,092	—	3,028,092
Building Materials	—	14,866,640	—	14,866,640
Chemicals	—	30,023,544	—	30,023,544
Coal	—	772,840	—	772,840
Commercial Services (Less Unfunded Loan Commitments of $322,045)	—	57,491,594	—	57,491,594
Computers (Less Unfunded Loan Commitments of $675,097)	—	15,871,536	—	15,871,536
Cosmetics/Personal Care	—	4,637,742	—	4,637,742
Distribution/Wholesale	—	6,725,333	—	6,725,333
Diversified Financial Services	—	40,303,832	—	40,303,832
Electric	—	6,364,000	—	6,364,000
Electrical Components & Equipment	—	990,712	—	990,712
Electronics	—	2,471,934	—	2,471,934
Engineering & Construction	—	5,250,830	—	5,250,830
Entertainment	—	17,422,254	—	17,422,254
Environmental Control	—	9,336,559	—	9,336,559
Food	—	14,903,032	—	14,903,032
Food Service	—	1,786,240	—	1,786,240
Forest Products & Paper	—	1,620,351	—	1,620,351
Gas	—	909,049	—	909,049
Hand/Machine Tools	—	3,196,791	—	3,196,791
Healthcare-Products	—	9,544,940	—	9,544,940

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Healthcare-Services (Less Unfunded Loan Commitments of $88,096)	$—	$38,815,948	$—	$38,815,948
Holding Companies-Diversified	—	541,421	—	541,421
Home Builders	—	929,870	—	929,870
Home Furnishings	—	1,502,173	—	1,502,173
Household Products/Wares	—	1,162,445	—	1,162,445
Housewares	—	538,259	—	538,259
Insurance	—	27,732,597	—	27,732,597
Internet	—	22,536,421	—	22,536,421
Investment Companies	—	1,710,930	—	1,710,930
Iron/Steel	—	1,529,019	—	1,529,019
Leisure Time	—	10,771,637	—	10,771,637
Lodging	—	11,061,291	—	11,061,291
Machinery-Construction & Mining	—	3,969,558	—	3,969,558
Machinery-Diversified	—	13,126,241	—	13,126,241
Media	—	40,248,251	—	40,248,251
Metal Fabricate/Hardware (Less Unfunded Loan Commitments of $10,532)	—	10,532,504	—	10,532,504
Mining	—	336,579	—	336,579
Miscellaneous Manufacturing	—	11,483,278	—	11,483,278
Oil & Gas (Less Unfunded Loan Commitments of $169,715)	—	7,164,043	—	7,164,043
Oil & Gas Services	—	428,358	—	428,358
Packaging & Containers (Less Unfunded Loan Commitments of $102,066)	—	16,078,893	—	16,078,893
Pharmaceuticals	—	38,993,296	—	38,993,296
Pipelines	—	5,163,018	—	5,163,018
Real Estate	—	6,335,181	—	6,335,181
Real Estate Investment Trusts	—	3,975,578	—	3,975,578
Retail	—	27,228,768	696,689	27,925,457
Semiconductors	—	4,039,355	—	4,039,355
Software (Less Unfunded Loan Commitments of $381,176)	—	124,645,057	—	124,645,057
Telecommunications	—	31,724,727	—	31,724,727
Transportation	—	2,892,809	—	2,892,809
Total Floating Rate Loans (Less Unfunded Loan Commitments of $1,748,727)	—	756,902,275	696,689	757,598,964
Total Corporate Bonds & Notes*	—	29,092,415	—	29,092,415
Common Stocks
Commercial Services	—	—	496,790	496,790
Diversified Consumer Services	—	2,114	—	2,114
Electric Utilities	—	—	311,539	311,539
Energy Equipment & Services	57,541	—	—	57,541
Food Products	—	208,320	—	208,320
Health Care Equipment & Supplies	—	850,328	—	850,328
Household Products	—	17,760	—	17,760
Leisure Products	—	84,678	—	84,678
Media	1,210,258	—	367,411	1,577,669
Metals & Mining	—	59,006	273,444	332,450
Oil, Gas & Consumable Fuels	—	1,245	0	1,245
Software	—	658,778	—	658,778
Specialty Retail	—	—	24,262	24,262
Total Common Stocks	1,267,799	1,882,229	1,473,446	4,623,474

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Preferred Stocks
Household Products	$125,621	$—	$—	$125,621
Metals & Mining	152,315	—	—	152,315
Specialty Retail	—	—	0	0
Total Preferred Stocks	277,936	—	0	277,936
Total Warrants*	—	—	21,168	21,168
Total Short-Term Investment*	—	35,507,733	—	35,507,733
Total Net Investments	$1,545,735	$823,384,652	$2,191,303	$827,121,690

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2021 is not presented.

During the period ended June 30, 2021, a transfer from Level 2 to Level 3 in the amount of $6,551 was due to the cessation of a vendor or broker providing prices based on market indications which resulted in a lack of significant observable inputs.

During the period ended June 30, 2021, a transfer from Level 3 to 2 in the amount of $1,008,115 was due to the initiation of trading activity which resulted in the availability of significant observable inputs.

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$827,121,690
Cash	2,407,141
Receivable for:
Investments sold	4,246,580
Fund shares sold	25,856
Interest	3,247,939

Total Assets	837,049,206
Liabilities
Payables for:
Investments purchased	33,275,188
Fund shares redeemed	95,365
Accrued Expenses:
Management fees	392,341
Distribution and service fees	27,958
Deferred trustees’ fees	175,122
Other expenses	352,011

Total Liabilities	34,317,985

Net Assets	$802,731,221

Net Assets Consist of:
Paid in surplus	$827,167,369
Distributable earnings (Accumulated losses)	(24,436,148)

Net Assets	$802,731,221

Net Assets
Class A	$666,712,621
Class B	136,018,600
Capital Shares Outstanding*
Class A	67,749,041
Class B	13,918,177
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.84
Class B	9.77

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $833,898,073.
(b)	Investments at value is net of unfunded loan commitments of $1,748,727.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends (a)	$125,027
Interest	15,165,871

Total investment income	15,290,898
Expenses
Management fees	2,355,119
Administration fees	21,689
Custodian and accounting fees	156,896
Distribution and service fees—Class B	162,816
Audit and tax services	61,932
Legal	23,172
Trustees’ fees and expenses	28,684
Shareholder reporting	24,265
Insurance	2,776
Miscellaneous	7,219

Total expenses	2,844,568
Less management fee waiver	(28,502)

Net expenses	2,816,066

Net Investment Income	12,474,832

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	359,242
Net change in unrealized appreciation on investments	5,252,965

Net realized and unrealized gain (loss)	5,612,207

Net Increase (Decrease) in Net Assets From Operations	$18,087,039

(a)	Net of foreign withholding taxes of $5,512.

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$12,474,832	$26,019,796
Net realized gain (loss)	359,242	(14,090,879)
Net change in unrealized appreciation (depreciation)	5,252,965	2,984,133

Increase (decrease) in net assets from operations	18,087,039	14,913,050

From Distributions to Shareholders
Class A	(21,837,727)	(30,816,047)
Class B	(4,210,408)	(5,641,180)

Total distributions	(26,048,135)	(36,457,227)

Increase (decrease) in net assets from capital share transactions	50,209,177	(877,141)

Total increase (decrease) in net assets	42,248,081	(22,421,318)

Net Assets
Beginning of period	760,483,140	782,904,458

End of period	$802,731,221	$760,483,140

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	1,872,960	$18,841,934	489,547	$4,700,012
Reinvestments	2,221,539	21,837,727	3,278,303	30,816,047
Redemptions	(402,836)	(4,045,348)	(3,558,160)	(34,157,834)

Net increase (decrease)	3,691,663	$36,634,313	209,690	$1,358,225

Class B
Sales	2,013,650	$20,089,122	2,016,238	$19,235,389
Reinvestments	430,953	4,210,408	603,981	5,641,180
Redemptions	(1,077,088)	(10,724,666)	(2,854,436)	(27,111,935)

Net increase (decrease)	1,367,515	$13,574,864	(234,217)	$(2,235,366)

Increase (decrease) derived from capital shares transactions		$50,209,177		$(877,141)

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.94		$10.23	$10.00	$10.34	$10.35	$9.86

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.16		0.35	0.48	0.46	0.39	0.40
Net realized and unrealized gain (loss)	0.07		(0.14)	0.24	(0.39)	0.02	0.52

Total income (loss) from investment operations	0.23		0.21	0.72	0.07	0.41	0.92

Less Distributions
Distributions from net investment income	(0.33)		(0.50)	(0.49)	(0.41)	(0.42)	(0.43)

Total distributions	(0.33)		(0.50)	(0.49)	(0.41)	(0.42)	(0.43)

Net Asset Value, End of Period	$9.84		$9.94	$10.23	$10.00	$10.34	$10.35

Total Return (%) (b)	2.35	(c)	2.33	7.32	0.56	4.00	9.50

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.69	(d)	0.69	0.69	0.68	0.68	0.67
Net ratio of expenses to average net assets (%) (e)	0.68	(d)	0.69	0.69	0.68	0.68	0.67
Ratio of net investment income (loss) to average net assets (%)	3.24	(d)	3.55	4.73	4.45	3.80	4.01
Portfolio turnover rate (%)	17	(c)	26	27	25	41	40
Net assets, end of period (in millions)	$666.7		$636.7	$653.1	$639.3	$731.6	$715.4

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.86		$10.15	$9.93	$10.27	$10.29	$9.80

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.15		0.32	0.45	0.43	0.36	0.38
Net realized and unrealized gain (loss)	0.07		(0.14)	0.24	(0.39)	0.01	0.51

Total income (loss) from investment operations	0.22		0.18	0.69	0.04	0.37	0.89

Less Distributions
Distributions from net investment income	(0.31)		(0.47)	(0.47)	(0.38)	(0.39)	(0.40)

Total distributions	(0.31)		(0.47)	(0.47)	(0.38)	(0.39)	(0.40)

Net Asset Value, End of Period	$9.77		$9.86	$10.15	$9.93	$10.27	$10.29

Total Return (%) (b)	2.24	(c)	2.06	7.03	0.31	3.68	9.27

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.94	(d)	0.94	0.94	0.93	0.93	0.92
Net ratio of expenses to average net assets (%)	0.93	(d)	0.94	0.94	0.93	0.93	0.92
Ratio of net investment income (loss) to average net assets (%)	2.99	(d)	3.31	4.48	4.23	3.55	3.76
Portfolio turnover rate (%)	17	(c)	26	27	25	41	40
Net assets, end of period (in millions)	$136.0		$123.8	$129.8	$118.6	$104.5	$104.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Eaton Vance Floating Rate Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTI-24

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

BHFTI-25

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of June 30, 2021, the Portfolio had open unfunded loan commitments of $1,748,727. At June 30, 2021, the Portfolio had sufficient cash and/or securities to cover these commitments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had investments in repurchase agreements with a gross value of $35,507,733, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities

BHFTI-26

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$181,641,603	$0	$131,966,130

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$2,355,119	0.625%	First $100 million
	0.600%	Over $100 million

BHFTI-27

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Eaton Vance Management is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.020%	On amounts over $	500 million

An identical agreement was in effect for the period January 1, 2021 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$833,966,169

Gross unrealized appreciation	5,836,910
Gross unrealized depreciation	(12,661,421)

Net unrealized appreciation (depreciation)	$(6,824,511)

BHFTI-28

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$36,457,227	$36,180,384	$—	$—	$36,457,227	$36,180,384

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$25,802,210	$—	$(12,141,501)	$(29,969,995)	$(16,309,286)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had accumulated short-term capital losses of $2,624,582 and accumulated long-term capital losses of $27,345,413.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-29

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-30

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreement

At a meeting held on February 24-25, 2021 (the “Meeting”), the Board of Trustees (the “Board”) of Brighthouse Funds Trust I (the “Trust”), including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between Brighthouse Investment Advisers, LLC (the “Adviser” or “BIA”) and Eaton Vance Management (“Eaton Vance”) for the Brighthouse/Eaton Vance Floating Rate Portfolio (the “Portfolio”). BIA had informed the Board that the acquisition of Eaton Vance Corp. (“EV Corp.”), the parent company of Eaton Vance, by Morgan Stanley, pursuant to an agreement reached between EV Corp. and Morgan Stanley (the “Transaction”), would result in a change of control of EV Corp. that would cause the automatic termination of the existing sub-advisory agreement (the “Current Sub-Advisory Agreement”) between BIA and Eaton Vance with respect to the Portfolio. The Transaction closed on March 1, 2021.

In considering the New Sub-Advisory Agreement, the Board reviewed information that was provided by the Adviser relating to the Portfolio including information about the Transaction, as well as a representation to the Board by the Adviser that the material terms of the New Sub-Advisory Agreement, including the fees payable thereunder, were identical to the Current Sub-Advisory Agreement. In determining whether to approve the New Sub-Advisory Agreement, the Board considered the nature, quality, and extent of the services that are currently provided by Eaton Vance under the Current Sub-Advisory Agreement as well as the services that would continue to be provided by Eaton Vance under the New Sub-Advisory Agreement. In particular, the Trustees considered the Adviser’s representation that, after the Transaction, Eaton Vance expects that: (i) the portfolio management team will continue to provide the same nature, extent and quality of service that it currently provides to the Portfolio; (ii) the portfolio management team will continue to manage the Portfolio’s assets in accordance with the investment objective of that Portfolio; and (iii) the portfolio management team will retain the same level of resources to support the management of the Portfolio. The Independent Trustees were separately advised by independent legal counsel throughout the process and met with independent legal counsel in executive session outside the presence of management.

In approving the New Sub-Advisory Agreement, the Board also considered its prior conclusions with respect to its approvals of the Current Sub-Advisory Agreement, including the Board’s general satisfaction with the nature, quality, and extent of the services being provided by Eaton Vance to the Portfolio. In making that approval at a Board meeting held on November 12, 17-18, 2020, the Board considered a variety of factors, including, for example, the experience and qualifications of the portfolio management team and the Portfolio’s performance.

Based on the foregoing and other relevant considerations, at the Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreement. The Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreement, including fee rates, were fair and reasonable.

BHFTI-31

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A and B shares of the Brighthouse/Franklin Low Duration Total Return Portfolio returned 0.73% and 0.61%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Government/Credit 1-3 Year Index¹, returned 0.00%.

MARKET ENVIRONMENT / CONDITIONS

In the first half of 2021, COVID-19 remained the main driver of the U.S. economy and fixed income markets. Initial vaccination efforts were focused on the elderly and front-line health care workers, but as supply grew, more individuals became eligible to receive immunizations with approximately 47% of the U.S. population fully vaccinated by the end of June. As vaccination levels increased, most states moved to reopen portions of their economies and relax social distancing requirements, and in some cases, remove face mask mandates. This, in turn, improved economic activities that had seen the largest drop-offs in 2020, including travel and in-person dining.

Monetary and fiscal authorities continued to provide massive support for the U.S. economy. The U.S. Federal Reserve (the “Fed”) kept the Fed funds rate at the zero-lower-bound and maintained sizable purchases of U.S. Treasuries and Agency mortgage-backed-securities (“MBS”) throughout the period. In March, the U.S. federal government passed an additional $1.9 trillion fiscal stimulus package which included grants to individuals and an extension of enhanced unemployment benefits. These combined efforts went a long way to shoring up the U.S. economy by boosting consumer and business spending.

The U.S. economy started 2021 on a solid note, with real gross domestic product growing 6.4% quarter-over-quarter on a seasonally adjusted annual rate in the first quarter. The main driver of the economic rebound was in consumer spending which, in May 2021, was 28.1% higher than it was in the previous year. Throughout the lock-down, increased consumer spending had been strongest in durable goods, but towards the end of the period under review, services spending was experiencing large gains as people resumed more normal pre-pandemic activities. Job creations began to pick up throughout the first quarter, but the start to the second quarter began with the labor market recovery taking an unexpected turn, as April and May’s job gains were significantly weaker than anticipated. However, leisure & hospitality and other services, two of the hardest hit sectors during the pandemic, still continued to see strong gains, which were partially offset by job losses in other sectors. In May, the unemployment rate dropped to 5.8%, down 0.9 percentage points from the end of 2020 level, but this level was not necessarily seen as a complete characterization of the overall U.S. job market. Beginning in April through May, consumer prices spiked to their highest readings in more than a decade. Headline Consumer Price Index surged to 5.0% year-over-year (“Y/Y”) and 0.6% month-over-month (“M/M”) in May, outpacing market estimates and indicating rising inflation. While the significant bumps in the past few Y/Y readings was widely expected (due to comparisons to the low levels in the year prior), the above-consensus M/M prints indicate to us that both supply-side and demand-side inflationary pressures are building as the pace of reopening quickens.

Throughout the first half of 2021, the Fed approached monetary policy with the stance that the economic recovery was somewhat fragile, but Fed officials took a hawkish turn in their June meeting and now see the possibility of two fed funds rate hikes by the end of 2023, up from forecasts of none as recently as March. Seven participants are even calling for a rate hike as early as 2022, and Fed policymakers have started discussing an eventual tapering of asset purchases.

For the first half of 2021, U.S. economic growth levels surprised solidly to the upside and removed some lingering uncertainties in the fixed income markets. The U.S. Treasury (“UST”) yield curve steepened throughout the first quarter with the benchmark 10-year UST yield increasing from 0.91% at the beginning of January, to a period high of 1.74% at the end of March, temporarily pushing up volatility in the market. The 10-year yield subsequently retreated to 1.47% by June’s end. Adding to the momentum seen at the end of last year as investors sought additional yields, spreads across many fixed income sectors, including corporate bonds, continued their march tighter, surpassing, in some cases, levels last seen before the Great Financial Crisis. Financial markets throughout the world remained awash with liquidity and supported asset valuations.

The obvious tension between the strengthening growth outlook, rising inflation and central banks’ willingness to look through traditional macroeconomic drivers and remain relatively non-price-sensitive purchasers of bonds has left markets in an uneasy equilibrium. Risk sentiment, after improving in dramatic fashion in the first quarter, has begun to suffer from the greater uncertainty in the fiscal and monetary policy outlook and the potential for economic overheating and a sustained rise in inflationary pressure. While we are constructive on the health of the underlying global economy and the prospects for a robust economic rebound, we think the risk-reward balance is getting more unfavorably skewed in many areas of the fixed income universe.

On balance, given our continued expectation for rising rates and further steepening of the yield curve, meaning yields of longer dated bonds rising more than shorter dated bonds, we retained our slightly optimistic outlook for risk assets relative to risk-free assets. We continued to favor shorter duration fixed income assets with relatively less sensitivity to rising rates, while seeking out exposures to sectors more highly leveraged to the improving economy.

PORTFOLIO REVIEW / PERIOD END POSITIONING

In the first half of 2021, our U.S. duration positioning detracted from returns. For most of the period, we had a duration slightly lower than that of the benchmark, Bloomberg Barclays U.S.

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

Government/Credit 1-3 Year Index, however, we were slightly overweight duration in the five-year portion of the yield curve, which curbed relative performance. Our non-U.S. duration holding weighed modestly on results. Sector allocations represented the primary driver of outperformance year-to-date led by credit sectors. We saw strong performance from our allocations to high yield corporate bonds, floating rate bank loans, residential MBS (“RMBS”), collateralized loan obligations (“CLOs”), and Treasury Inflation-Protected Securities (“TIPS”). Additionally, positioning in non-dollar developed nations, both taxable and tax-exempt municipal bonds, sovereign hard-currency and local-currency emerging market (“EM”) issues, and commercial MBS were accretive to returns. However, relative holdings of investment-grade (“IG”) corporate bonds and MBS hindered our results. Security selection in the sector allocations had a positive contribution to performance over the period, led by selection in IG corporates, hard-currency EM, floating rate bank loans, and taxable municipal bonds.

In terms of positioning, we made several changes over the reporting period to manage the risk of the Portfolio and take advantage of market conditions. Throughout the period, we maintained an underweight allocation to U.S. duration, preferring Asian and European positions. The Portfolio continued not to hold any Japanese debt, which is a small part of the index, preferring China duration exposure. Additionally, we held a long European duration position in the first half of the year, in which we increased by adding to our Dutch and Swiss duration positioning. We closed out our overweight exposure to Australian bonds as we found attractive prospects elsewhere.

We continually adjusted our sector allocations as spreads changed and presented relative value opportunities. The largest change to positioning included reducing our out-of-index holdings of both RMBS and CLOs while maintaining overweight positions at the end of the period. Valuations in both markets improved substantially in the first half of 2021 and approached pre-COVID-19 levels, which allowed us to reduce our overall risk profile. We also reduced overweight positioning in both asset-backed securities and TIPS.

Our significant sector allocations versus the index at the end of the period were overweights to floating rate bank loans and EM securities. Our underweight positions were focused on IG corporate debt and sovereign bonds from non-U.S. developed nations. For the Portfolio as a whole, we held a duration position modestly lower than that of the benchmark.

In addition, the Portfolio employed derivatives as a tool in seeking efficient management of certain risks. We used derivatives to manage Portfolio duration, credit risk and currency exposures. During the period, the use of derivatives provided exposures through means that we believed to be advantageous to the Portfolio. All derivatives performed as expected during the period.

Sonal Desai

David Yuen

Tina Chou

Kent Burns

Portfolio Managers

Franklin Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg Barclays U.S. Government/Credit 1-3 Year Bond Index measures performance of U.S. Dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities that have maturities ranging from one to three years.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. GOVERNMENT/CREDIT 1-3 YEAR BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
Brighthouse/Franklin Low Duration Total Return Portfolio
Class A	0.73	3.92	2.37	1.93
Class B	0.61	3.70	2.12	1.68
Bloomberg Barclays U.S. Government/Credit 1-3 Year Bond Index	0.00	0.44	1.88	1.49

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	42.1
Corporate Bonds & Notes	24.3
Asset-Backed Securities	14.2
Floating Rate Loans	4.5
Mortgage-Backed Securities	3.8
Foreign Government	3.7
Municipals	2.0
Mutual Funds	2.0
Common Stocks	0.1

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Franklin Low Duration Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.46%	$1,000.00	$1,007.30	$2.29
	Hypothetical*	0.46%	$1,000.00	$1,022.51	$2.31

Class B (a)	Actual	0.71%	$1,000.00	$1,006.10	$3.53
	Hypothetical*	0.71%	$1,000.00	$1,021.27	$3.56

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

U.S. Treasury & Government Agencies—42.1% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—7.9%
Fannie Mae 15 Yr. Pool
4.500%, 09/01/24	151,185	$159,043
4.500%, 03/01/25	406,890	432,620
Fannie Mae ARM Pool
1.273%, 6M LIBOR + 1.019%, 11/01/33 (a)	683	678
1.323%, 6M LIBOR + 1.070%, 11/01/33 (a)	3,044	3,063
1.415%, 6M LIBOR + 1.165%, 03/01/28 (a)	3,594	3,612
1.651%, 6M LIBOR + 1.401%, 03/01/35 (a)	12,366	12,775
1.663%, 6M LIBOR + 1.413%, 11/01/34 (a)	3,969	4,010
1.665%, 6M LIBOR + 1.415%, 06/01/32 (a)	7,877	7,921
1.680%, 6M LIBOR + 1.430%, 02/01/36 (a)	25,539	26,454
1.684%, 6M LIBOR + 1.434%, 12/01/32 (a)	170,528	171,784
1.788%, 6M LIBOR + 1.538%, 09/01/35 (a)	4,760	4,812
1.795%, 6M LIBOR + 1.545%, 12/01/34 (a)	25,197	26,173
1.795%, 12M LIBOR + 1.420%, 03/01/36 (a)	4,816	4,826
1.800%, 1Y H15 + 1.675%, 11/01/32 (a)	8,428	8,417
1.820%, 6M LIBOR + 1.570%, 11/01/35 (a)	34,268	35,657
1.835%, 6M LIBOR + 1.585%, 03/01/36 (a)	78,103	81,364
1.840%, 12M LIBOR + 1.625%, 03/01/33 (a)	21,799	22,017
1.870%, 6M LIBOR + 1.620%, 11/01/32 (a)	20,228	20,307
1.895%, 1Y H15 + 1.770%, 09/01/37 (a)	2,929	2,949
1.900%, 12M LIBOR + 1.650%, 05/01/33 (a)	7,790	7,831
1.905%, 12M LIBOR + 1.530%, 02/01/33 (a)	29,978	30,011
1.908%, 6M LIBOR + 1.658%, 03/01/37 (a)	3,460	3,611
1.925%, 12M LIBOR + 1.550%, 02/01/44 (a)	27,242	27,225
1.960%, 12M LIBOR + 1.585%, 02/01/36 (a)	10,373	10,477
1.978%, 6M LIBOR + 1.716%, 04/01/36 (a)	19,944	20,784
2.000%, 1Y H15 + 1.875%, 02/01/25 (a)	25,043	25,050
2.000%, 12M LIBOR + 1.375%, 07/01/33 (a)	12,245	12,346
2.000%, 12M LIBOR + 1.750%, 04/01/34 (a)	32,655	32,840
2.010%, 6M LIBOR + 1.761%, 06/01/28 (a)	1,573	1,589
2.088%, 12M LIBOR + 1.713%, 02/01/32 (a)	60,073	60,375
2.113%, 12M LIBOR + 1.810%, 04/01/40 (a)	2,078	2,088
2.123%, 1Y H15 + 1.998%, 10/01/32 (a)	10,304	10,294
2.126%, 1Y H15 + 1.958%, 08/01/29 (a)	1,328	1,330
2.126%, 12M LIBOR + 1.712%, 09/01/35 (a)	1,244,678	1,314,317
2.137%, 12M LIBOR + 1.713%, 11/01/36 (a)	489	507
2.153%, 12M LIBOR + 1.778%, 12/01/35 (a)	113,561	113,612
2.155%, 12M LIBOR + 1.655%, 08/01/34 (a)	957	958
2.183%, 1Y H15 + 2.010%, 06/01/25 (a)	21,835	21,918
2.185%, 12M LIBOR + 1.810%, 04/01/35 (a)	188,093	195,332
2.190%, 12M LIBOR + 1.815%, 03/01/36 (a)	9,753	9,854
2.192%, 12M LIBOR + 1.613%, 01/01/36 (a)	24,387	25,437
2.198%, 12M LIBOR + 1.698%, 10/01/33 (a)	27,199	27,454
2.208%, 12M LIBOR + 1.833%, 08/01/32 (a)	44,840	45,033
2.224%, 12M LIBOR + 1.671%, 11/01/36 (a)	803,932	847,920
2.230%, 1Y H15 + 2.105%, 07/01/25 (a)	100	100
2.254%, 12M LIBOR + 1.879%, 03/01/36 (a)	23,137	23,415
2.277%, 1Y H15 + 2.152%, 12/01/33 (a)	39,243	39,612
2.279%, 1Y H15 + 2.082%, 07/01/33 (a)	17,683	17,775
2.287%, 12M LIBOR + 1.787%, 10/01/36 (a)	1,925	2,041
2.300%, 1Y H15 + 2.175%, 06/01/30 (a)	6,952	6,969
2.323%, 12M LIBOR + 1.709%, 09/01/37 (a)	973	991
2.347%, 1Y H15 + 2.193%, 04/01/27 (a)	931	937
2.356%, 6M LIBOR + 2.106%, 09/01/33 (a)	21,498	21,564
2.358%, 1Y H15 + 2.177%, 11/01/35 (a)	1,117,841	1,183,743

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae ARM Pool
2.372%, 12M LIBOR + 1.905%, 11/01/35 (a)	348,812	369,882
2.385%, 1Y H15 + 2.229%, 09/01/33 (a)	3,323	3,344
2.395%, 1Y H15 + 2.270%, 01/01/32 (a)	6,984	6,983
2.395%, 12M LIBOR + 1.645%, 09/01/39 (a)	2,029	2,036
2.400%, 1Y H15 + 2.275%, 06/01/35 (a)	40,077	40,006
2.410%, 1Y H15 + 2.285%, 02/01/35 (a)	29,553	29,530
2.412%, 12M LIBOR + 1.502%, 07/01/33 (a)	28,305	28,415
2.419%, 12M LIBOR + 1.634%, 08/01/37 (a)	7,398	7,804
2.451%, 1Y H15 + 2.223%, 03/01/38 (a)	7,419	7,507
2.454%, 12M LIBOR + 1.690%, 11/01/35 (a)	14,917	15,131
2.464%, 1Y H15 + 2.236%, 09/01/36 (a)	337	338
2.467%, 1Y H15 + 2.278%, 01/01/32 (a)	1,786	1,836
2.470%, 12M LIBOR + 1.720%, 08/01/35 (a)	25,110	25,341
2.500%, 6M LIBOR + 2.250%, 10/01/33 (a)	18,396	18,564
2.524%, 1Y H15 + 2.149%, 08/01/33 (a)	41,297	41,196
2.525%, 6M LIBOR + 2.275%, 08/01/32 (a)	22,829	22,957
2.550%, 1Y H15 + 2.300%, 09/01/32 (a)	2,190	2,197
2.556%, 1Y H15 + 2.401%, 09/01/33 (a)	757	759
2.561%, 1Y H15 + 2.437%, 04/01/36 (a)	2,353	2,391
2.581%, 1Y H15 + 2.360%, 11/01/34 (a)	1,203,530	1,281,031
2.598%, 1Y H15 + 2.223%, 07/01/35 (a)	7,745	8,042
2.650%, 1Y H15 + 2.525%, 05/01/32 (a)	1,121	1,124
2.654%, 1Y H15 + 2.290%, 08/01/32 (a)	6,965	6,962
2.655%, 1Y H15 + 2.280%, 07/01/32 (a)	2,169	2,178
2.663%, 1Y H15 + 2.162%, 07/01/33 (a)	20,352	20,322
2.686%, 1Y H15 + 2.502%, 07/01/28 (a)	1,949	1,953
2.819%, 1Y H15 + 2.270%, 01/01/29 (a)	7,990	8,010
2.938%, 1Y H15 + 2.203%, 03/01/30 (a)	573	575
3.406%, 1Y H15 + 2.270%, 08/01/30 (a)	10,753	10,781
Fannie Mae Connecticut Avenue Securities (CMO)
2.692%, 1M LIBOR + 2.600%, 05/25/24 (a)	2,594,018	2,609,064
2.992%, 1M LIBOR + 2.900%, 07/25/24 (a)	1,471,715	1,486,586
3.092%, 1M LIBOR + 3.000%, 07/25/24 (a)	2,644,351	2,664,357
4.092%, 1M LIBOR + 4.000%, 05/25/25 (a)	2,176,629	2,218,716
4.342%, 1M LIBOR + 4.250%, 01/25/29 (a)	1,220,787	1,274,237
4.342%, 1M LIBOR + 4.250%, 04/25/29 (a)	969,558	1,007,863
4.392%, 1M LIBOR + 4.300%, 02/25/25 (a)	1,989,747	2,036,603
4.442%, 1M LIBOR + 4.350%, 05/25/29 (a)	2,101,520	2,202,847
4.542%, 1M LIBOR + 4.450%, 01/25/29 (a)	1,466,855	1,535,883
4.642%, 1M LIBOR + 4.550%, 02/25/25 (a)	165,271	166,260
4.992%, 1M LIBOR + 4.900%, 11/25/24 (a)	2,290,747	2,368,438
5.092%, 1M LIBOR + 5.000%, 11/25/24 (a)	766,918	787,095
5.092%, 1M LIBOR + 5.000%, 07/25/25 (a)	2,202,893	2,256,309
5.342%, 1M LIBOR + 5.250%, 10/25/23 (a)	1,793,080	1,875,708
7.042%, 1M LIBOR + 6.950%, 08/25/28 (a)	1,593,530	1,689,367
Freddie Mac REMICS (CMO) 3.500%, 03/15/43	131,004	133,423
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO)
1.442%, 1M LIBOR + 1.350%, 03/25/29 (a)	10,607	10,607
2.442%, 1M LIBOR + 2.350%, 04/25/30 (a)	2,904,842	2,969,967
3.692%, 1M LIBOR + 3.600%, 04/25/24 (a)	922,432	936,329
3.842%, 1M LIBOR + 3.750%, 09/25/24 (a)	3,514,914	3,594,217
4.092%, 1M LIBOR + 4.000%, 08/25/24 (a)	125,496	128,016
4.192%, 1M LIBOR + 4.100%, 08/25/24 (a)	791,442	800,364
4.642%, 1M LIBOR + 4.550%, 10/25/24 (a)	1,959,962	1,994,485

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO)
4.742%, 1M LIBOR + 4.650%, 10/25/28 (a)	3,141,026	$3,280,769
4.792%, 1M LIBOR + 4.700%, 03/25/28 (a)	1,608,599	1,659,613
4.842%, 1M LIBOR + 4.750%, 10/25/24 (a)	223,655	225,351
5.242%, 1M LIBOR + 5.150%, 11/25/28 (a)	2,394,166	2,507,254
5.642%, 1M LIBOR + 5.550%, 07/25/28 (a)	6,031,214	6,318,596
Uniform Mortgage-Backed Securities 15 Yr. Pool 2.000%, TBA (b)	21,631,000	22,310,771

		80,190,112

U.S. Treasury—34.2%
U.S. Treasury Notes
1.375%, 06/30/23	30,000,000	30,673,828
1.500%, 02/28/23	29,000,000	29,624,180
1.625%, 11/15/22 (c)	28,000,000	28,564,375
1.625%, 04/30/23	32,000,000	32,810,000
1.625%, 05/31/23	18,000,000	18,475,312
1.750%, 03/31/22	19,000,000	19,237,500
1.750%, 05/15/22 (c) (d)	10,000,000	10,145,313
1.875%, 08/31/22	10,000,000	10,202,344
2.000%, 10/31/21 (c)	3,000,000	3,019,339
2.500%, 08/15/23	45,000,000	47,114,649
2.625%, 02/28/23	15,000,000	15,605,273
2.750%, 05/31/23	18,000,000	18,863,437
2.750%, 08/31/23	20,000,000	21,064,844
2.875%, 10/31/23	19,000,000	20,128,125
2.875%, 11/30/23 (c)	25,000,000	26,529,297
2.875%, 07/31/25	12,500,000	13,589,844

		345,647,660

Total U.S. Treasury & Government Agencies (Cost $431,267,336)		425,837,772

Corporate Bonds & Notes—24.3%

Aerospace/Defense—0.7%
Boeing Co. (The) 2.196%, 02/04/26	2,600,000	2,624,851
General Dynamics Corp. 3.250%, 04/01/25	3,300,000	3,576,274
TransDigm, Inc. 6.250%, 03/15/26 (144A)	900,000	949,500

		7,150,625

Agriculture—0.3%
Altria Group, Inc. 2.350%, 05/06/25	2,200,000	2,300,047
Imperial Brands Finance plc 3.125%, 07/26/24 (144A)	300,000	315,789

		2,615,836

Airlines—0.8%
American Airlines, Inc./AAdvantage Loyalty IP, Ltd 5.500%, 04/20/26 (144A) (c)	1,500,000	1,588,125

Airlines—(Continued)
Delta Air Lines, Inc. / SkyMiles IP, Ltd. 4.500%, 10/20/25 (144A)	4,700,000	5,050,717
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty, Ltd. 5.750%, 01/20/26 (144A)	800,000	858,888
United Airlines Pass-Through Trust 4.875%, 01/15/26	194,100	205,820
United Airlines, Inc. 4.375%, 04/15/26 (144A)	100,000	103,518

		7,807,068

Auto Manufacturers—0.0%
Navistar International Corp. 9.500%, 05/01/25 (144A) (c)	400,000	428,800

Banks—5.6%
Akbank T.A.S. 5.125%, 03/31/25 (144A)	700,000	703,500
Bank of America Corp.
3.004%, 3M LIBOR + 0.790%, 12/20/23 (a)	2,155,000	2,233,330
3.550%, 3M LIBOR + 0.780%, 03/05/24 (a)	3,700,000	3,887,504
BNP Paribas S.A. 2.219%, SOFR + 2.074%, 06/09/26 (144A) (a)	700,000	721,425
BPCE S.A. 2.375%, 01/14/25 (144A)	3,000,000	3,123,712
Citigroup, Inc.
2.350%, 08/02/21	2,100,000	2,103,683
2.572%, SOFR + 2.107%, 06/03/31 (a) (c)	2,000,000	2,056,045
4.600%, 03/09/26	1,000,000	1,138,200
Credit Suisse Group AG 4.550%, 04/17/26	4,000,000	4,530,448
Dexia Credit Local S.A. 2.375%, 09/20/22 (144A)	2,000,000	2,049,137
Goldman Sachs Group, Inc. (The)
3.750%, 02/25/26	2,000,000	2,212,584
4.250%, 10/21/25	3,000,000	3,353,726
HSBC Holdings plc
1.645%, SOFR + 1.538%, 04/18/26 (a)	1,500,000	1,520,112
2.013%, SOFR + 1.732%, 09/22/28 (a)	2,300,000	2,307,835
2.848%, SOFR + 2.387%, 06/04/31 (a) (c)	1,200,000	1,245,802
JPMorgan Chase & Co.
2.083%, SOFR + 1.850%, 04/22/26 (a)	5,400,000	5,583,838
3.875%, 09/10/24	2,500,000	2,725,175
Morgan Stanley
2.188%, SOFR + 1.990%, 04/28/26 (a)	2,900,000	3,011,075
4.350%, 09/08/26	2,200,000	2,490,986
Shinhan Bank Co., Ltd. 1.375%, 10/21/26 (144A)	2,500,000	2,502,708
Societe Generale S.A. 1.792%, 1Y H15 + 1.000%, 06/09/27 (144A) (a)	1,500,000	1,496,354
SVB Financial Group 3.125%, 06/05/30	400,000	425,710
UniCredit S.p.A. 1.982%, 1Y H15 + 1.200%, 06/03/27 (144A) (a)	1,300,000	1,295,139
Wells Fargo & Co. 2.188%, SOFR + 2.000%, 04/30/26 (a) (c)	2,500,000	2,595,483

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Woori Bank 4.750%, 04/30/24 (144A)	1,200,000	$1,318,525

		56,632,036

Beverages—0.5%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 3.650%, 02/01/26	1,400,000	1,545,858
Anheuser-Busch InBev Worldwide, Inc. 3.500%, 06/01/30 (c)	1,800,000	2,002,294
Coca-Cola Europacific Partners plc 1.500%, 01/15/27 (144A)	1,600,000	1,591,302

		5,139,454

Biotechnology—0.1%
Royalty Pharma plc 1.750%, 09/02/27 (144A)	700,000	688,930

Chemicals—0.4%
Braskem Netherlands Finance B.V. 4.500%, 01/31/30 (144A) (c)	2,300,000	2,396,416
EI du Pont de Nemours and Co. 1.700%, 07/15/25 (c)	800,000	820,424
Methanex Corp. 4.250%, 12/01/24 (c)	900,000	953,391

		4,170,231

Computers—0.1%
Tempo Acquisition LLC / Tempo Acquisition Finance Corp. 6.750%, 06/01/25 (144A)	1,500,000	1,525,320

Cosmetics/Personal Care—0.4%
Avon Products, Inc. 6.500%, 03/15/23	1,900,000	2,043,213
Oriflame Investment Holding plc 5.125%, 05/04/26 (144A) (c)	200,000	205,060
Procter & Gamble Co. (The) 1.700%, 11/03/21 (c)	1,500,000	1,507,933

		3,756,206

Diversified Financial Services—0.7%
Capital One Financial Corp. 3.050%, 03/09/22	5,400,000	5,491,333
OneMain Finance Corp. 6.125%, 03/15/24 (c)	1,200,000	1,291,500

		6,782,833

Electric—1.5%
Berkshire Hathaway Energy Co. 4.050%, 04/15/25 (c)	1,700,000	1,887,577
Duke Energy Corp. 2.450%, 06/01/30 (c)	800,000	808,893
EDP Finance B.V. 1.710%, 01/24/28 (144A)	1,900,000	1,882,007

Electric—(Continued)
Exelon Corp.
3.400%, 04/15/26	2,000,000	2,177,668
4.050%, 04/15/30	2,400,000	2,733,448
InterGen NV 7.000%, 06/30/23 (144A) (c)	1,500,000	1,488,750
Korea East-West Power Co., Ltd.
1.750%, 05/06/25 (144A)	2,500,000	2,551,850
3.875%, 07/19/23 (144A)	1,300,000	1,384,942
Talen Energy Supply LLC 10.500%, 01/15/26 (144A) (c)	900,000	650,813

		15,565,948

Electrical Components & Equipment—0.1%
WESCO Distribution, Inc. 7.125%, 06/15/25 (144A)	1,100,000	1,188,770

Electronics—0.3%
Flex, Ltd. 3.750%, 02/01/26	1,400,000	1,531,085
Honeywell International, Inc. 1.350%, 06/01/25	1,200,000	1,222,126

		2,753,211

Entertainment—0.3%
Banijay Entertainment SASU 5.375%, 03/01/25 (144A) (c)	1,200,000	1,239,000
International Game Technology plc 4.125%, 04/15/26 (144A)	900,000	937,125
Live Nation Entertainment, Inc. 3.750%, 01/15/28 (144A) (c)	500,000	502,210

		2,678,335

Food—0.2%
B&G Foods, Inc. 5.250%, 04/01/25 (c)	1,200,000	1,232,520
Cencosud S.A. 4.375%, 07/17/27 (144A)	1,000,000	1,093,260

		2,325,780

Healthcare-Services—0.6%
Anthem, Inc.
1.500%, 03/15/26 (c)	3,000,000	3,033,707
2.375%, 01/15/25	700,000	733,054
Centene Corp. 3.375%, 02/15/30	1,000,000	1,045,320
ModivCare, Inc. 5.875%, 11/15/25 (144A) (c)	1,000,000	1,070,000

		5,882,081

Insurance—0.1%
Radian Group, Inc. 6.625%, 03/15/25	500,000	564,245
Willis North America, Inc. 2.950%, 09/15/29	400,000	420,006

		984,251

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Internet—1.6%
Alibaba Group Holding, Ltd. 3.600%, 11/28/24 (c)	4,000,000	$4,352,000
Amazon.com, Inc. 2.400%, 02/22/23 (c)	1,700,000	1,756,829
Baidu, Inc. 4.375%, 05/14/24	2,300,000	2,502,605
Netflix, Inc.
3.625%, 06/15/25 (144A)	800,000	859,072
4.375%, 11/15/26 (c)	700,000	796,054
5.750%, 03/01/24	1,200,000	1,347,000
Tencent Holdings, Ltd.
1.810%, 01/26/26 (144A) (c)	900,000	913,923
2.985%, 01/19/23 (144A)	3,300,000	3,413,754

		15,941,237

Leisure Time—0.2%
NCL Corp., Ltd. 5.875%, 03/15/26 (144A)	1,500,000	1,571,250
TUI Cruises GmbH 6.500%, 05/15/26 (144A) (EUR)	250,000	307,691

		1,878,941

Lodging—0.1%
Genting New York LLC 3.300%, 02/15/26 (144A)	200,000	201,892
Studio City Finance, Ltd. 6.000%, 07/15/25 (144A)	1,000,000	1,049,250
Wynn Macau, Ltd. 5.625%, 08/26/28 (144A) (c)	200,000	208,500

		1,459,642

Machinery-Construction & Mining—0.1%
Manitowoc Co., Inc. (The) 9.000%, 04/01/26 (144A)	700,000	759,500

Media—1.5%
CCO Holdings LLC / CCO Holdings Capital Corp. 4.000%, 03/01/23 (144A)	800,000	807,000
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
2.800%, 04/01/31 (c)	1,100,000	1,124,543
4.908%, 07/23/25	3,000,000	3,398,733
CSC Holdings LLC 5.250%, 06/01/24 (c)	1,200,000	1,300,444
DISH DBS Corp.
5.875%, 07/15/22 (c)	700,000	730,240
5.875%, 11/15/24 (c)	900,000	966,375
Fox Corp. 3.050%, 04/07/25	1,700,000	1,820,292
TWDC Enterprises 18 Corp. 3.150%, 09/17/25 (c)	3,000,000	3,263,601
Univision Communications, Inc. 5.125%, 02/15/25 (144A) (c)	900,000	918,180

Media—(Continued)
Walt Disney Co. (The) 1.750%, 01/13/26	1,300,000	1,336,682

		15,666,090

Miscellaneous Manufacturing—0.0%
Anagram International, Inc. / Anagram Holdings LLC 10.000%, 08/15/26 PIK, (144A) (e)	108,752	108,752

Multi-National—0.1%
Banque Ouest Africaine de Developpement 5.000%, 07/27/27 (144A)	1,300,000	1,446,214

Oil & Gas—1.8%
Apache Corp. 4.625%, 11/15/25 (c)	900,000	972,000
BP Capital Markets America, Inc.
3.410%, 02/11/26	2,000,000	2,188,124
3.796%, 09/21/25 (c)	3,200,000	3,546,475
Equinor ASA
1.750%, 01/22/26	1,300,000	1,338,691
2.875%, 04/06/25	4,700,000	5,022,560
Harvest Operations Corp. 4.200%, 06/01/23 (144A) (c)	800,000	851,678
Mesquite Energy, Inc. 7.750%, 06/15/21	1,200,000	24,000
Occidental Petroleum Corp. 3.450%, 07/15/24	1,000,000	1,020,000
Petroleos Mexicanos 6.875%, 10/16/25 (144A)	350,000	387,450
Valero Energy Corp. 2.850%, 04/15/25	3,000,000	3,180,972

		18,531,950

Oil & Gas Services—0.0%
Weatherford International, Ltd. 11.000%, 12/01/24 (144A)	199,000	206,960

Packaging & Containers—0.4%
BWAY Holding Co. 7.250%, 04/15/25 (144A) (c)	2,000,000	1,960,000
OI European Group B.V. 4.000%, 03/15/23 (144A) (c)	1,000,000	1,030,350
Owens-Brockway Glass Container, Inc.
5.375%, 01/15/25 (144A) (c)	300,000	318,750
5.875%, 08/15/23 (144A) (c)	700,000	754,859

		4,063,959

Pharmaceuticals—1.9%
AbbVie, Inc.
2.300%, 11/21/22	1,100,000	1,129,066
3.450%, 03/15/22	4,900,000	4,982,627
AstraZeneca plc 0.700%, 04/08/26 (c)	200,000	194,726
Bayer U.S. Finance LLC 3.875%, 12/15/23 (144A)	3,000,000	3,212,884

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Bristol-Myers Squibb Co.
2.250%, 08/15/21	3,800,000	$3,809,259
2.750%, 02/15/23	1,500,000	1,555,989
Cigna Corp. 1.250%, 03/15/26 (c)	4,000,000	4,011,712

		18,896,263

Pipelines—1.4%
Cheniere Corpus Christi Holdings LLC 5.875%, 03/31/25	2,500,000	2,865,173
Energy Transfer L.P. 4.050%, 03/15/25	1,800,000	1,951,698
4.200%, 09/15/23 (c)	1,000,000	1,069,602
EnLink Midstream Partners L.P. 4.400%, 04/01/24	1,400,000	1,470,000
MPLX L.P. 4.875%, 12/01/24	2,500,000	2,797,633
Sabine Pass Liquefaction LLC
5.625%, 03/01/25	1,700,000	1,942,994
5.750%, 05/15/24	1,000,000	1,122,185
Williams Cos., Inc. (The)
3.500%, 11/15/30	400,000	436,574
4.000%, 09/15/25	500,000	553,586

		14,209,445

Real Estate—0.0%
Vivion Investments Sarl 3.000%, 08/08/24 (EUR)	200,000	235,718

Real Estate Investment Trusts—0.2%
VICI Properties L.P. / VICI Note Co., Inc. 3.500%, 02/15/25 (144A) (c)	2,200,000	2,243,428

Retail—0.4%
Dollar Tree, Inc. 3.700%, 05/15/23	3,200,000	3,381,344
KSouth Africa, Ltd.
3.000%, 12/31/22 PIK, (144A) † (e) (f) (g)	681,075	0
25.000%, 12/31/22 PIK, (144A) † (e) (f) (g)	220,336	0
Party City Holdings, Inc. 5.750%, 6M LIBOR + 5.000%, 07/15/25 (144A) (a) (c)	195,885	186,091

		3,567,435

Semiconductors—0.3%
SK Hynix, Inc. 1.500%, 01/19/26 (144A)	3,400,000	3,353,828

Software—0.1%
Fiserv, Inc. 2.250%, 06/01/27 (c)	1,000,000	1,037,332

Telecommunications—1.4%
AT&T, Inc.
2.300%, 06/01/27	400,000	413,721
4.125%, 02/17/26	3,000,000	3,371,980

Telecommunications—(Continued)
CommScope Technologies LLC 6.000%, 06/15/25 (144A)	900,000	919,125
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC
3.360%, 09/20/21 (144A)	112,500	113,121
4.738%, 03/20/25 (144A)	281,250	301,742
T-Mobile USA, Inc. 2.250%, 02/15/26 (c)	1,000,000	1,007,500
Verizon Communications, Inc. 1.450%, 03/20/26	4,300,000	4,336,569
Vodafone Group plc 4.125%, 05/30/25 (c)	3,000,000	3,348,513

		13,812,271

Trucking & Leasing—0.1%
DAE Funding LLC 1.550%, 08/01/24 (144A)	600,000	598,782

Total Corporate Bonds & Notes (Cost $242,335,200)		246,093,462

Asset-Backed Securities—14.2%

Asset-Backed - Credit Card—0.2%
Capital One Multi-Asset Execution Trust 2.290%, 07/15/25	1,970,000	2,019,689

Asset-Backed - Home Equity—0.0%
RAAC Trust 0.792%, 1M LIBOR + 0.700%, 03/25/34 (a)	107,001	108,113

Asset-Backed - Other—14.0%
Adagio CLO VIII DAC 1.650%, 3M EURIBOR + 1.650%, 04/15/32 (144A) (EUR) (a)	400,000	474,745
American Homes 4 Rent Trust 3.467%, 04/17/52 (144A)	2,243,619	2,379,747
Apidos CLO XXXV 1.249%, 3M LIBOR + 1.050%, 04/20/34 (144A) (a)	6,910,000	6,916,260
Ares Euro CLO B.V.
0.920%, 3M EURIBOR + 0.920%, 04/17/32 (144A) (EUR) (a)	3,200,000	3,793,300
1.600%, 3M EURIBOR + 1.600%, 04/17/32 (144A) (EUR) (a)	500,000	587,145
Armada Euro CLO IV DAC 1.700%, 3M EURIBOR + 1.700%, 07/15/33 (144A) (EUR) (a)	500,000	592,893
Atrium XIII 1.973%, 3M LIBOR + 1.800%, 11/21/30 (144A) (a)	1,000,000	998,977
Bain Capital Credit CLO
1.133%, 3M LIBOR + 0.960%, 04/23/31 (144A) (a)	1,500,000	1,500,099
1.323%, 3M LIBOR + 1.150%, 04/23/31 (144A) (a)	1,000,000	1,000,029
BCC Middle Market CLO LLC 2.338%, 3M LIBOR + 2.150%, 10/20/30 (144A) (a)	1,600,000	1,573,650

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Blackrock European CLO IX DAC
0.900%, 3M EURIBOR + 0.900%, 12/15/32 (144A) (EUR) (a)	2,600,000	$3,083,092
1.550%, 3M EURIBOR + 1.550%, 12/15/32 (144A) (EUR) (a)	800,000	949,140
BlueMountain CLO, Ltd.
1.266%, 3M LIBOR + 1.110%, 08/15/31 (144A) (a)	2,467,643	2,472,209
3.055%, 3M LIBOR + 2.900%, 11/20/28 (144A) (a)	250,000	247,651
BlueMountain Fuji EUR CLO 1.550%, 3M EURIBOR + 1.550%, 01/15/33 (144A) (EUR) (a)	1,400,000	1,662,208
BlueMountain Fuji U.S. CLO, Ltd. 1.884%, 3M LIBOR + 1.700%, 01/15/30 (144A) (a)	2,000,000	1,971,404
Carlyle Global Market Strategies CLO, Ltd. 2.790%, 3M LIBOR + 2.600%, 04/17/31 (144A) (a)	292,000	272,348
Carlyle GMS Finance MM CLO LLC 2.384%, 3M LIBOR + 2.200%, 10/15/31 (144A) (a)	1,000,000	982,102
Carlyle U.S. CLO, Ltd.
1.331%, 3M LIBOR + 1.140%, 04/15/34 (144A) (a)	6,398,000	6,390,412
1.988%, 3M LIBOR + 1.800%, 01/20/30 (144A) (a)	1,000,000	995,067
Cent CLO 21, Ltd. 3.381%, 3M LIBOR + 3.200%, 07/27/30 (144A) (a)	275,000	272,177
CF Hippolyta LLC 1.690%, 07/15/60 (144A)	1,212,061	1,231,620
Cook Park CLO Ltd.
1.310%, 3M LIBOR + 1.120%, 04/17/30 (144A) (a)	1,500,000	1,490,271
Countrywide Asset-Backed Certificates 0.842%, 1M LIBOR + 0.750%, 03/25/34 (a)	51,594	51,452
Dryden 44 Euro CLO B.V. 0.880%, 3M EURIBOR + 0.880%, 04/15/34 (144A) (EUR) (a)	7,166,000	8,482,598
Dryden 45 Senior Loan Fund 1.584%, 3M LIBOR + 1.400%, 10/15/30 (144A) (a)	3,000,000	2,999,244
FirstKey Homes Trust 1.266%, 10/19/37 (144A)	1,426,844	1,424,545
GoldentTree Loan Management US CLO 1, Ltd. 1.195%, 3M LIBOR + 1.070%, 01/20/33 (144A) (a)	5,631,000	5,631,895
Halcyon Loan Advisors Funding, Ltd. 1.988%, 3M LIBOR + 1.800%, 07/21/31 (144A) (a)	1,500,000	1,500,819
Holland Park CLO DAC 0.920%, 3M EURIBOR + 0.920%, 11/14/32 (144A) (EUR) (a)	9,900,000	11,749,163
Invitation Homes Trust 0.932%, 1M LIBOR + 0.850%, 12/17/36 (144A) (a)	5,211,631	5,216,199
LCM, Ltd. 1.988%, 3M LIBOR + 1.800%, 01/20/31 (144A) (a)	1,000,000	990,743
Long Point Park CLO, Ltd. 1.890%, 3M LIBOR + 1.700%, 01/17/30 (144A) (a)	1,000,000	993,610
Madison Park Euro Funding VIII DAC
0.950%, 3M EURIBOR + 0.950%, 04/15/32 (144A) (EUR) (a)	8,000,000	9,498,361
1.700%, 3M EURIBOR + 1.700%, 04/15/32 (144A) (EUR) (a)	900,000	1,068,403
Madison Park Funding, Ltd. 1.884%, 3M LIBOR + 1.700%, 10/22/30 (144A) (a)	1,000,000	1,006,033

Asset-Backed - Other—(Continued)
Magnetite XXIX, Ltd. 1.094%, 3M LIBOR + 0.990%, 01/15/34 (144A) (a)	7,806,000	7,802,878
Mill City Mortgage Loan Trust
3.250%, 05/25/62 (144A) (a)	1,720,451	1,765,037
3.500%, 04/25/66 (144A) (a)	2,412,347	2,515,575
Neuberger Berman CLO, Ltd. 1.586%, 3M LIBOR + 1.400%, 10/21/30 (144A) (a)	1,700,000	1,700,194
NZCG Funding, Ltd. 1.691%, 3M LIBOR + 1.550%, 02/26/31 (144A) (a)	490,000	482,111
Octagon Investment Partners 18-R, Ltd. 2.884%, 3M LIBOR + 2.700%, 04/16/31 (144A) (a)	400,000	393,256
Octagon Investment Partners, Ltd.
1.288%, 3M LIBOR + 1.100%, 01/20/31 (144A) (a)	600,000	601,157
1.626%, 3M LIBOR + 1.450%, 10/24/30 (144A) (a)	2,000,000	2,001,562
OHA Credit Partners VII, Ltd. 1.225%, 3M LIBOR + 1.070%, 02/20/34 (144A) (a)	6,398,000	6,400,041
RR 14, Ltd. 1.215%, 3M LIBOR + 1.120%, 04/15/36 (144A) (a)	8,382,000	8,379,896
Sculptor CLO XXV, Ltd. 1.410%, 3M LIBOR + 1.270%, 01/15/31 (144A) (a)	3,839,000	3,842,524
Towd Point Mortgage Trust
2.750%, 10/25/56 (144A) (a)	2,206,427	2,240,192
3.000%, 06/25/58 (144A) (a)	2,266,456	2,356,070
3.722%, 03/25/58 (144A) (a)	616,302	649,075
3.750%, 05/25/58 (144A) (a)	3,690,567	3,890,062
Voya CLO, Ltd.
1.146%, 3M LIBOR + 0.970%, 04/25/31 (144A) (a)	800,000	799,798
1.590%, 3M LIBOR + 1.400%, 10/18/31 (144A) (a)	2,454,544	2,456,395
3.440%, 3M LIBOR + 3.250%, 10/18/31 (144A) (a)	849,057	823,618

		141,549,052

Total Asset-Backed Securities (Cost $140,626,348)		143,676,854

Floating Rate Loans (h)—4.5%

Advertising—0.0%
Clear Channel Outdoor Holdings, Inc. Term Loan B, 3.686%, 3M LIBOR + 3.500%, 08/21/26	296,977	290,342

Aerospace/Defense—0.1%
AI Convoy (Luxembourg) S.a.r.l. Term Loan B, 4.500%, 6M LIBOR + 3.500%, 01/17/27	87,862	87,917
AqGen Island Holdings, Inc. Term Loan B, 05/20/28 (i)	249,175	249,330
Dynasty Acquisition Co., Inc.
Term Loan B1, 3.647%, 3M LIBOR + 3.500%, 04/06/26	612,598	597,156
Term Loan B2, 3.647%, 3M LIBOR + 3.500%, 04/06/26	329,354	321,052

		1,255,455

Airlines—0.2%
AAdvantage Loyalty, IP Ltd. Term Loan, 5.500%, 3M LIBOR + 4.750%, 04/20/28	168,286	175,649
Allegiant Travel Co. Term Loan, 3.156%, 3M LIBOR + 3.000%, 02/05/24	625,668	623,087

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Airlines—(Continued)
JetBlue Airways Corp. Term Loan, 6.250%, 3M LIBOR + 5.250%, 06/17/24	1,037	$1,060
Kestrel Bidco, Inc. Term Loan B, 4.000%, 6M LIBOR + 3.000%, 12/11/26	1,096,125	1,075,710
SkyMiles IP, Ltd. Term Loan B, 4.750%, 3M LIBOR + 3.750%, 10/20/27	157,270	166,293
United Airlines, Inc. Term Loan B, 4.500%, 3M LIBOR + 3.750%, 04/21/28	250,000	253,571

		2,295,370

Apparel—0.0%
Champ Acquisition Corp. Term Loan, 5.703%, 3M LIBOR + 5.500%, 12/19/25	291,717	293,488

Auto Manufacturers—0.1%
American Trailer World Corp. Term Loan B, 03/03/28 (i)	158,200	158,167
Navistar International Corp. 1st Lien Term Loan B, 3.600%, 2M LIBOR + 3.500%, 11/06/24	819,386	820,752

		978,919

Auto Parts & Equipment—0.1%
Adient U.S. LLC Term Loan B, 3.604%, 1M LIBOR + 3.500%, 04/08/28	540,000	541,406
Clarios Global L.P. USD Term Loan B, 3.354%, 1M LIBOR + 3.250%, 04/30/26	236,842	235,165
Truck Hero, Inc. Term Loan B, 4.500%, 1M LIBOR + 3.750%, 01/31/28	78,323	78,432

		855,003

Beverages—0.0%
City Brewing Co. LLC
Closing Date Term Loan, 4.250%, 3M LIBOR + 3.500%, 04/05/28	111,111	111,666
Triton Water Holdings, Inc. Term Loan, 4.500%, 3M LIBOR + 3.500%, 03/31/28	193,563	193,667

		305,333

Chemicals—0.1%
CPC Acquisition Corp. Term Loan, 4.500%, 3M LIBOR + 3.750%, 12/29/27	103,359	103,424
Cyanco Intermediate Corp. Term Loan B, 3.604%, 1M LIBOR + 3.500%, 03/16/25	575,189	570,588
Illuminate Buyer LLC Term Loan, 3.604%, 1M LIBOR + 3.500%, 06/30/27	239,775	238,626
INEOS Styrolution U.S. Holding LLC USD Term Loan B, 3.250%, 1M LIBOR + 2.750%, 01/29/26	124,247	124,150
SCIH Salt Holdings, Inc. Incremental Term Loan B, 4.750%, 3M LIBOR + 4.000%, 03/16/27	299,391	300,279

Chemicals—(Continued)
Sparta U.S Hodco LLC Term Loan, 05/04/28 (i)	128,976	129,338

		1,466,405

Commercial Services—0.3%
Amentum Government Services Holdings LLC Term Loan B, 5.500%, 3M LIBOR + 4.750%, 01/29/27	99,750	100,810
Avis Budget Car Rental, LLC Term Loan B, 2.360%, 1M LIBOR + 2.250%, 08/06/27	756,839	742,332
Icon Luxembourg Sarl Term Loan, 06/16/28 (i)	137,683	138,113
KUEHG Corp. Incremental Term Loan, 4.750%, 3M LIBOR + 3.750%, 02/21/25	596,923	588,964
LegalZoom.com, Inc. 1st Lien Term Loan, 4.604%, 1M LIBOR + 4.500%, 11/21/24	823,381	823,381
Rent-A-Center, Inc. Term Loan B, 4.750%, 1M LIBOR + 4.000%, 02/17/28	87,862	88,320
Verscend Holding Corp. Term Loan B, 4.104%, 1M LIBOR + 4.000%, 08/27/25	237,793	238,784

		2,720,704

Computers—0.1%
Magenta Buyer LLC USD 1st Lien Term Loan, 05/03/28 (i)	175,823	176,011
Peraton Holding Corp. Term Loan B, 4.500%, 1M LIBOR + 3.750%, 02/01/28	331,968	333,550
Perforce Software, Inc. Term Loan B, 3.854%, 1M LIBOR + 3.750%, 07/01/26	324,816	322,786
Surf Holdings LLC Term Loan, 3.628%, 3M LIBOR + 3.500%, 03/05/27	505,346	502,504

		1,334,851

Cosmetics/Personal Care—0.1%
Conair Holdings LLC Term Loan B, 4.250%, 3M LIBOR + 3.750%, 05/17/28	45,960	46,116
Coty, Inc. Term Loan B, 2.331%, 1M LIBOR + 2.250%, 04/07/25	896,638	863,761

		909,877

Diversified Financial Services—0.2%
Citadel Securities L.P. Term Loan B, 2.604%, 1M LIBOR + 2.500%, 02/02/28	389,025	385,524
Edelman Financial Center LLC Term Loan B, 4.500%, 1M LIBOR + 3.750%, 04/07/28	700,000	701,458
Jane Street Group LLC Term Loan, 2.854%, 1M LIBOR + 2.750%, 01/26/28	189,601	189,103
Jefferies Finance LLC Term Loan, 3.125%, 1M LIBOR + 3.000%, 06/03/26	95,453	95,155
Russell Investments Group LLC Term Loan, 4.500%, 6M LIBOR + 3.000%, 05/30/25	400,000	398,350

		1,769,590

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Electric—0.0%
Astoria Energy LLC Term Loan B, 4.500%, 3M LIBOR + 3.500%, 12/10/27	23,739	$23,757

Engineering & Construction—0.1%
USIC Holdings, Inc. Term Loan, 4.250%, 1M LIBOR + 3.500%, 05/12/28	119,244	119,226
Ventia Deco LLC Term Loan B, 5.000%, 3M LIBOR + 4.000%, 05/21/26	349,298	350,753

		469,979

Entertainment—0.1%
Great Canadian Gaming Corp. Term Loan, 11/01/26 (i)	102,034	102,305
NASCAR Holdings, Inc. Term Loan B, 2.854%, 1M LIBOR + 2.750%, 10/19/26	664,611	662,451
William Morris Endeavor Entertainment LLC 1st Lien Term Loan, 2.854%, 1M LIBOR + 2.750%, 05/18/25	538,103	529,359

		1,294,115

Environmental Control—0.0%
Madison IAQ LLC Term Loan, 06/16/28 (i)	120,910	121,122

Healthcare-Services—0.2%
ADMI Corp.
Incremental Term Loan B3, 12/23/27 (i)	105,578	105,561
Term Loan B2, 3.250%, 1M LIBOR + 3.375%, 12/23/27	81,713	81,049
eResearchTechnology, Inc. 1st Lien Term Loan, 5.500%, 1M LIBOR + 4.500%, 02/04/27	276,717	278,338
Heartland Dental, LLC Incremental Term Loan, 4.073%, 1M LIBOR + 4.000%, 04/30/25	77,175	77,138
National Mentor Holdings, Inc. Term Loan C, 4.397%, 3M LIBOR + 4.250%, 03/09/26	1,755	1,759
Phoenix Guarantor, Inc.
Term Loan B, 3.341%, 1M LIBOR + 3.250%, 03/05/26	349,207	347,243
Term Loan B, 3.573%, 1M LIBOR + 3.500%, 03/05/26	199,001	197,864
Pluto Acquisition I, Inc.
1st Lien Term Loan, 06/20/26 (i)	122,476	122,783
U.S. Renal Care, Inc. Term Loan B, 06/26/26 (i)	298,000	299,676

		1,511,411

Home Builders—0.2%
Thor Industries, Inc. USD Term Loan, 3.095%, 1M LIBOR + 3.000%, 02/01/26	1,680,323	1,683,999

Home Furnishings—0.0%
AI Aqua Merger Sub, Inc.
1st Lien Term Loan B, 06/16/28 (i)	208,318	209,035
First Lien Term Loan, 06/16/28 (i)	26,040	26,129

		235,164

Insurance—0.2%
Alliant Holdings Intermediate, LLC
Term Loan B, 3.354%, 1M LIBOR + 3.250%, 05/09/25	483,826	479,455
Term Loan B3, 4.250%, 1M LIBOR + 3.750%, 10/08/27	50,846	50,993
AssuredPartners Capital, Inc. Incremental Term Loan B, 02/12/27 (i)	130,017	130,531
AssuredPartners, Inc. Term Loan B, 3.604%, 1M LIBOR + 3.500%, 02/12/27	700,889	697,885
Asurion LLC
2nd Lien Term Loan B3, 5.354%, 1M LIBOR + 5.250%, 01/31/28	9,569	9,660
Term Loan B6, 3.104%, 1M LIBOR + 3.000%, 11/03/23	275,902	274,760
Term Loan B8, 3.354%, 1M LIBOR + 3.250%, 12/23/26	164,248	162,567
Term Loan B9, 3.345%, 1M LIBOR + 3.250%, 07/31/27	211,053	208,899
Sedgwick Claims Management Services, Inc. Term Loan B, 3.354%, 1M LIBOR + 3.250%, 12/31/25	228,827	226,653

		2,241,403

Internet—0.0%
Arches Buyer, Inc. Term Loan B, 3.750%, 1M LIBOR + 3.250%, 12/06/27	103,266	103,180
Barracuda Networks, Inc. 1st Lien Term Loan, 4.500%, 3M LIBOR + 3.750%, 02/12/25	103,454	103,874
CNT Holdings I Corp. Term Loan, 4.500%, 3M LIBOR + 3.750%, 11/08/27	32,353	32,416
MH Sub I LLC Incremental Term Loan, 4.750%, 1M LIBOR + 3.750%, 09/13/24	48,195	48,358

		287,828

Leisure Time—0.1%
Varsity Brands, Inc. Term Loan B, 4.500%, 1M LIBOR + 3.500%, 12/15/24	879,686	861,359

Lodging—0.2%
Caesars Resort Collection LLC
1st Lien Term Loan B, 2.854%, 1M LIBOR + 2.750%, 12/23/24	472,552	469,033
Term Loan B1, 4.604%, 1M LIBOR + 4.500%, 07/21/25	581,470	584,113
Hilton Grand Vacations Borrower LLC Term Loan B, 05/19/28 (i)	494,000	494,849

		1,547,995

Machinery-Diversified—0.0%
Vertical Midco GmbH Term Loan B, 4.478%, 6M LIBOR + 4.250%, 07/30/27	384,864	386,040

Media—0.3%
Banijay Entertainment S.A.S USD Term Loan, 3.836%, 1M LIBOR + 3.750%, 03/01/25	542,795	542,031
Cengage Learning Acquisitions, Inc. Term Loan B, 5.250%, 3M LIBOR + 4.250%, 06/07/23	897,163	897,885

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Diamond Sports Group, LLC Term Loan, 3.360%, 1M LIBOR + 3.250%, 08/24/26	708,046	$438,735
Gray Television, Inc. Term Loan C, 2.592%, 1M LIBOR + 2.500%, 01/02/26	321,812	320,650
Radiate Holdco LLC Term Loan, 4.250%, 1M LIBOR + 3.500%, 09/25/26	63,854	63,965
Univision Communications, Inc. Term Loan B, 3.854%, 1M LIBOR + 3.750%, 03/15/26	426,005	427,176
Virgin Media Bristol LLC Term Loan Q, 3.353%, 3M LIBOR + 3.250%, 01/31/29	30,422	30,410
WideOpenWest Finance LLC Term Loan B, 4.250%, 1M LIBOR + 3.250%, 08/18/23	212,260	212,172

		2,933,024

Metal Fabricate/Hardware—0.1%
Tiger Acquisition LLC Term Loan, 3.750%, 3M LIBOR + 3.250%, 06/01/28	617,500	616,600

Mining—0.0%
U.S. Silica Co. Term Loan B, 5.000%, 1M LIBOR + 4.000%, 05/01/25	248,704	238,490

Office/Business Equipment—0.1%
Pitney Bowes Inc. Term Loan B, 4.110%, 1M LIBOR + 4.000%, 03/17/28	449,804	450,554

Oil & Gas—0.1%
Fieldwood Energy LLC
1st Lien Term Loan, 7.500%, PRIME + 4.250%, 04/11/22	1,596,270	830,061
2nd Lien Term Loan, 08/04/21 (f) (g) (i)	170,173	166,769
DIP Delayed Draw Term Loan, 3.675%, 1M LIBOR + 8.750%, 08/04/21 (j)	190,311	193,166

		1,189,996

Oil & Gas Services—0.1%
Onsite Rental Group Pty, Ltd. Term Loan, 6.100%, 10/26/23 (f) (g)	882,507	616,872

Packaging & Containers—0.1%
BWAY Holding Co. Term Loan B, 3.354%, 1M LIBOR + 3.250%, 04/03/24	552,929	540,637
Charter NEX U.S., Inc. Term Loan, 12/01/27 (i)	48,334	48,507
First Brands Corp. Term Loan, 6.000%, 1M LIBOR + 5.000%, 03/30/27	299,880	303,816
Klockner-Pentaplast of America, Inc. Term Loan B, 5.250%, 3M LIBOR + 4.750%, 02/12/26	185,846	187,240

		1,080,200

Pharmaceuticals—0.2%
Bausch Health Companies, Inc. Term Loan B, 3.104%, 1M LIBOR + 3.000%, 06/02/25	156,139	155,700
Gainwell Acquisition Corp. Term Loan B, 4.750%, 3M LIBOR + 4.000%, 10/01/27	251,003	252,101

Pharmaceuticals—(Continued)
Jazz Financing Lux S.a.r.l. USD Term Loan, 4.000%, 1M LIBOR + 3.500%, 04/21/28	105,017	105,533
Organon & Co. USD Term Loan, 06/02/28 (i)	230,000	230,472
Pathway Vet Alliance LLC Term Loan, 3.854%, 1M LIBOR + 3.750%, 03/31/27	779,552	779,065

		1,522,871

Real Estate—0.0%
Cushman & Wakefield U.S. Borrower, LLC Term Loan B, 2.854%, 1M LIBOR + 2.750%, 08/21/25	307,723	305,569

Retail—0.2%
Evergreen Acqco 1 L.P. USD Term Loan, 6.500%, 3M LIBOR + 5.750%, 04/21/28	168,045	170,006
General Nutrition Centers, Inc. 2nd Lien Term Loan, 6.200%, 3M LIBOR + 6.000%, 10/30/26	211,826	190,644
Great Outdoors Group LLC Term Loan B, 5.000%, 6M LIBOR + 4.250%, 03/06/28	422,340	425,394
Harbor Freight Tools USA, Inc. Term Loan B, 3.750%, 1M LIBOR + 3.000%, 10/19/27	403,565	404,116
Highline Aftermarket Acquisition LLC Term Loan B, 5.250%, 3M LIBOR + 4.500%, 11/09/27	62,144	62,454
IRB Holding Corp. Incremental Term Loan, 4.250%, 3M LIBOR + 3.250%, 12/15/27	59,448	59,479
Michaels Companies, Inc. Term Loan B, 5.000%, 3M LIBOR + 4.250%, 04/15/28	230,000	231,246
PetSmart, Inc. Term Loan B, 4.500%, 3M LIBOR + 3.750%, 02/12/28	95,691	95,870
Staples, Inc. Term Loan, 5.176%, 3M LIBOR + 5.000%, 04/16/26	565,567	552,666
Tory Burch LLC Term Loan B, 4.000%, 1M LIBOR + 3.500%, 04/14/28	126,316	126,210
WOOF Holdings, Inc. 1st Lien Term Loan, 4.500%, 3M LIBOR + 3.750%, 12/21/27	54,453	54,521

		2,372,606

Software—0.7%
Alloy Finco, Ltd. Holdco PIK Term Loan, 13.500%, 03/06/25	315,959	308,060
Aspect Software, Inc. 2021 Term Loan, 6.000%, 3M LIBOR + 5.250%, 05/08/28	241,373	237,953
Athenahealth, Inc. Term Loan B1, 4.410%, 3M LIBOR + 4.250%, 02/11/26	544,931	548,507
Blackboard, Inc. Term Loan B5, 7.000%, 3M LIBOR + 6.000%, 06/30/24	845,335	848,946
DCert Buyer, Inc. Term Loan B, 4.104%, 1M LIBOR + 4.000%, 10/16/26	425,270	426,333
Dun & Bradstreet Corp. (The) Term Loan, 3.345%, 1M LIBOR + 3.250%, 02/06/26	10,593	10,551

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
Greeneden U.S., Holdings II LLC
USD Term Loan B4, 4.750%, 1M LIBOR + 4.000%, 12/01/27	115,847	$116,261
Hyland Software, Inc. Term Loan 3, 4.250%, 1M LIBOR + 3.500%, 07/01/24	96,263	96,581
Idera, Inc. Term Loan, 4.500%, 3M LIBOR + 3.750%, 03/02/28	276,282	276,593
IGT Holding IV AB USD Term Loan, 4.250%, 3M LIBOR + 3.750%, 03/31/28	191,827	192,546
Ivanti Software, Inc. Term Loan B, 5.750%, 3M LIBOR + 4.750%, 12/01/27	159,600	159,999
Mitchell International, Inc. Add-On Term Loan, 4.750%, 1M LIBOR + 4.250%, 11/29/24	248,125	249,934
Navicure, Inc. Term Loan B, 4.093%, 1M LIBOR + 4.000%, 10/22/26	256,750	257,552
Playtika Holding Corp. Term Loan, 2.854%, 1M LIBOR + 2.750%, 03/13/28	55,355	55,195
Polaris Newco LLC USD Term Loan B, 4.500%, 6M LIBOR + 4.000%, 06/02/28	365,296	366,749
Quest Software U.S. Holdings, Inc. 1st Lien Term Loan, 4.436%, 3M LIBOR + 4.250%, 05/16/25	575,573	575,676
Rocket Software, Inc. Term Loan, 11/28/25 (i)	272,900	268,274
Syncsort, Inc. 1st Lien Term Loan, 5.000%, 3M LIBOR + 4.250%, 04/24/28	539,131	538,592
Tibco Software, Inc. Term Loan B3, 3.860%, 1M LIBOR + 3.750%, 06/30/26	584,100	582,761
Ultimate Software Group, Inc. (The) Incremental Term Loan, 4.000%, 3M LIBOR + 3.250%, 05/04/26	139,043	139,304
Veritas U.S., Inc. USD Term Loan B, 6.000%, 3M LIBOR + 5.000%, 09/01/25	322,415	325,317

		6,581,684

Telecommunications—0.2%
Altice France S.A. Term Loan B13, 4.155%, 3M LIBOR + 4.000%, 08/14/26	78,746	78,730
CCI Buyer, Inc. Term Loan, 4.750%, 3M LIBOR + 4.000%, 12/17/27	35,152	35,243
CommScope, Inc. Term Loan B, 3.346%, 1M LIBOR + 3.250%, 04/06/26	541,729	540,036
Global Tel*Link Corp. 1st Lien Term Loan, 4.354%, 1M LIBOR + 4.250%, 11/29/25	836,649	775,295
LogMeIn, Inc. Term Loan B, 4.827%, 1M LIBOR + 4.750%, 08/31/27	304,205	303,983
Zayo Group Holdings, Inc. Term Loan, 3.104%, 1M LIBOR + 3.000%, 03/09/27	630,101	623,931

		2,357,218

Transportation—0.0%
Kenan Advantage Group, Inc. Term Loan B1, 4.500%, 1M LIBOR + 3.750%, 03/24/26	268,044	268,781

Total Floating Rate Loans (Cost $46,359,112)		45,673,974

Mortgage-Backed Securities—3.8%

Collateralized Mortgage Obligations—1.5%
Adjustable Rate Mortgage Trust 2.716%, 02/25/35 (a)	1,044,094	1,084,159
BRAVO Residential Funding Trust 3.500%, 10/25/44 (144A) (a)	2,004,757	2,088,588
CHL Mortgage Pass-Through Trust 2.016%, 07/25/34 (a)	299,317	302,166
Credit Suisse First Boston Mortgage Securities Corp. 5.000%, 09/25/19	51,751	43,899
JPMorgan Mortgage Trust 2.500%, 10/25/51 (144A) (a)	5,664,113	5,800,125
MASTR Alternative Loan Trust 5.000%, 02/25/18	9,807	9,957
Merrill Lynch Mortgage Investors Trust 0.832%, 1M LIBOR + 0.740%, 03/25/28 (a)	154,389	154,667
New York Mortgage Trust 0.767%, 1M LIBOR + 0.675%, 02/25/36 (a)	122,517	117,828
OBX Trust
0.742%, 1M LIBOR + 0.650%, 06/25/57 (144A) (a)	607,706	608,175
2.500%, 05/25/51 (144A) (a)	3,402,223	3,488,344
Sequoia Mortgage Trust 0.733%, 1M LIBOR + 0.640%, 11/20/34 (a)	188,773	186,703
WaMu Mortgage Pass-Through Certificates Trust 0.552%, 1M LIBOR + 0.460%, 04/25/45 (a)	776,088	765,135
Wells Fargo Mortgage Backed Securities Trust 3.500%, 07/25/47 (144A) (a)	33,566	33,550

		14,683,296

Commercial Mortgage-Backed Securities—2.3%
BAMLL Commercial Mortgage Securities Trust 2.959%, 12/10/30 (144A)	1,940,000	2,001,512
BX Commercial Mortgage Trust
0.823%, 1M LIBOR + 0.750%, 11/15/35 (144A) (a)	759,207	759,456
0.873%, 1M LIBOR + 0.800%, 12/15/36 (144A) (a)	3,270,545	3,274,643
0.993%, 1M LIBOR + 0.920%, 10/15/36 (144A) (a)	8,609,076	8,620,322
1.073%, 1M LIBOR + 1.000%, 11/15/32 (144A) (a)	4,745,046	4,759,912
Commercial Mortgage Trust 3.732%, 08/10/49 (144A) (a)	1,220,000	1,300,333
Greenwich Capital Commercial Mortgage Trust 6.214%, 07/10/38 (a)	357,974	320,387
Wells Fargo Commercial Mortgage Trust 2.399%, 11/15/49	2,692,000	2,694,238

		23,730,803

Total Mortgage-Backed Securities (Cost $38,150,910)		38,414,099

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Foreign Government—3.7%

Security Description	Principal Amount*	Value

Banks—0.4%
Banque Centrale de Tunisie International Bond 5.750%, 01/30/25 (144A) (c)	1,800,000	$1,675,080
Korea Development Bank (The) 3.375%, 03/12/23	2,700,000	2,829,681

		4,504,761

Sovereign—3.3%
Brazilian Government International Bond 8.750%, 02/04/25 (c)	980,000	1,217,660
Colombia Government International Bond 8.125%, 05/21/24 (c)	1,910,000	2,260,141
Dominican Republic International Bond 8.900%, 02/15/23 (144A) (DOP)	82,600,000	1,519,786
Egypt Government International Bond
5.750%, 05/29/24 (144A)	1,400,000	1,490,020
Gabon Government International Bond 6.950%, 06/16/25 (144A)	450,000	487,125
Hungary Government International Bond 5.375%, 02/21/23	1,220,000	1,317,961
Indonesia Government International Bond 3.700%, 01/08/22 (144A)	2,280,000	2,318,828
Iraq International Bond 5.800%, 01/15/28 (144A)	1,968,750	1,904,352
Kazakhstan Government International Bond 3.875%, 10/14/24 (144A)	2,100,000	2,294,082
Mexico Government International Bond 4.150%, 03/28/27 (c)	2,200,000	2,485,934
Mongolia Government International Bond 8.750%, 03/09/24 (144A)	490,000	563,509
Pakistan Government International Bond 8.250%, 09/30/25 (144A) (c)	520,000	575,167
Peruvian Government International Bonds
2.783%, 01/23/31	600,000	611,256
7.350%, 07/21/25 (c)	900,000	1,103,904
Philippine Government International Bond 4.200%, 01/21/24 (c)	600,000	655,862
Republic of Belarus International Bond 7.625%, 06/29/27 (144A)	1,400,000	1,361,024
Republic of Poland Government International Bond 5.000%, 03/23/22	1,550,000	1,602,994
Republic of South Africa Government International Bond 5.875%, 09/16/25 (c)	2,030,000	2,291,261
Russian Foreign Bond - Eurobond 4.875%, 09/16/23 (144A)	1,500,000	1,629,375
Turkey Government International Bond 6.375%, 10/14/25 (c)	2,150,000	2,249,889
Ukraine Government International Bond 7.375%, 09/25/32 (144A)	1,700,000	1,786,578
Uruguay Government International Bond 3.700%, 06/26/37 (UYU) (k)	61,043,251	1,564,886

		33,291,594

Total Foreign Government (Cost $38,401,848)		37,796,355

Municipals—2.0%

Security Description	Shares/ Principal Amount*	Value
City & County Honolulu HI Wastewater System Revenue 2.233%, 07/01/24	710,000	742,930
Curators of the University of Missouri (The) 2.012%, 11/01/27	2,000,000	2,073,329
Massachusetts State College Building Authority 2.256%, 05/01/26	760,000	800,773
Metropolitan Transportation Authority
4.000%, 11/15/45	680,000	793,779
5.000%, 09/01/22	3,510,000	3,702,328
New York State Urban Development Corp. 2.250%, 03/15/26	5,950,000	6,241,240
San Jose Redevelopment Agency Successor Agency
2.480%, 08/01/21	650,000	651,175
2.630%, 08/01/22	2,165,000	2,218,761
State of Illinois, General Obligation Unlimited 5.100%, 06/01/33	865,000	1,017,104
State of New Jersey
3.000%, 06/01/32	500,000	567,880
Texas State University System 2.351%, 03/15/26	1,385,000	1,463,086

Total Municipals (Cost $19,380,430)		20,272,385

Mutual Funds—2.0%

Investment Company Securities—2.0%
Invesco Senior Loan ETF (c) (Cost $20,379,569)	910,000	20,156,500

Common Stocks—0.1%

Energy Equipment & Services—0.0%
Weatherford International plc (l)	6,622	120,520

Oil, Gas & Consumable Fuels—0.0%
Fieldwood Energy LLC (l)	625	34,727
Riviera Resources, Inc. (f) (g) (l)	2,835	732

		35,459

Paper & Forest Products—0.1%
Appvion,Inc. (f) (g) (l)	38,739	921,957

Retail—0.0%
KSouth Africa, Ltd. (f) (g) (l)	8,217,950	0
KSouth Africa, Ltd. (f) (g) (l)	817,800	0

		0

Specialty Retail—0.0%
Party City Holdco, Inc. (c) (l)	13,933	129,995

Total Common Stocks (Cost $1,448,593)		1,207,931

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Warrants—0.0%

Security Description	Shares/ Principal Amount*	Value

Oil, Gas & Consumable Fuels—0.0%
Battalion Oil Corp., Series A, Expires 10/08/22 (f) (g) (l)	728	$206
Battalion Oil Corp., Series B, Expires 10/08/22 (f) (g) (l)	911	145
Battalion Oil Corp., Series C, Expires 10/08/22 (f) (g) (l)	1,171	86

		437

Paper & Forest Products—0.0%
Verso Corp., Expires 07/25/23 (l)	175	478

Total Warrants (Cost $0)		915

Short-Term Investments—5.1%

Discount Note—0.9%
Federal Home Loan Bank Zero Coupon, 07/01/21	9,360,000	9,360,000

Repurchase Agreement—4.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $42,283,242; collateralized by U.S. Treasury Note at 2.625%, maturing 12/31/23, with a market value of $43,128,945.	42,283,242	42,283,242

Total Short-Term Investments (Cost $51,643,242)		51,643,242

Securities Lending Reinvestments (m)—7.9%

Certificates of Deposit—0.6%
Agricultural Bank of China 0.100%, 07/01/21	1,200,000	1,199,999
Industrial & Commercial Bank of China Ltd. 0.110%, 07/22/21	2,000,000	1,999,914
Oversea-Chinese Banking Corp., Ltd. 0.167%, 3M LIBOR + 0.020%, 03/25/22 (a)	1,000,000	1,000,004
Sumitomo Mitsui Banking Corp. 0.158%, 3M LIBOR + 0.030%, 09/10/21 (a)	2,000,000	2,000,048

		6,199,965

Repurchase Agreements—4.3%
Barclays Bank plc Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $2,300,013; collateralized by various Common Stock with an aggregate market value of $2,555,752.	2,300,000	2,300,000
Barclays Capital, Inc. Repurchase Agreement dated 06/30/21 at 0.030%, due on 07/01/21 with a maturity value of $9,300,003; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/29 - 11/15/43, and an aggregate market value of $9,485,995.	9,299,995	9,299,995

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/21 at 0.060%, due on 07/01/21 with a maturity value of $2,000,003; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 6.125%, maturity dates ranging from 08/15/29 - 02/15/31, and an aggregate market value of $2,040,001.	2,000,000	2,000,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $400,002; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $408,000.	400,000	400,000
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $2,300,006; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $2,346,945.	2,300,000	2,300,000
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $9,000,368; collateralized by various Common Stock with an aggregate market value of $10,000,058.	9,000,000	9,000,000
Natwest Market Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $2,000,003; collateralized by U.S. Treasury Obligations with rates ranging from 1.250% - 8.125%, maturity dates ranging from 08/15/21 - 05/15/51, and an aggregate market value of $2,040,003.	2,000,000	2,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $700,033; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $777,778.	700,000	700,000
Repurchase Agreement dated 06/30/21 at 0.260%, due on 07/07/21 with a maturity value of $500,025; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 3.875%, maturity dates ranging from 12/31/23 - 04/15/29, and various Common Stock with an aggregate market value of $555,654.	500,000	500,000
Societe Generale
Repurchase Agreement dated 06/30/21 at 0.180%, due on 07/01/21 with a maturity value of $13,600,068; collateralized by various Common Stock with an aggregate market value of $15,111,426.	13,600,000	13,600,000
Repurchase Agreement dated 06/30/21 at 0.185%, due on 07/01/21 with a maturity value of $1,200,006; collateralized by various Common Stock with an aggregate market value of $1,333,376.	1,200,000	1,200,000

		43,299,995

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (m)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Time Deposits—0.5%
ABN AMRO Bank NV 0.080%, 07/01/21	2,000,000	$2,000,000
Landesbank Baden-Wuettertemberg (London)
0.130%, 07/01/21	400,000	400,000
0.130%, 07/01/21	2,000,000	2,000,000
National Bank of Canada 0.130%, OBFR + 0.050%, 07/07/21 (a)	1,000,000	1,000,000

		5,400,000

Mutual Funds—2.5%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (n)	10,000,000	10,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (n)	2,000,000	2,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (n)	10,000,000	10,000,000
Wells Fargo Government Money Market Fund, Select Class 0.030% (n)	3,000,000	3,000,000

		25,000,000

Total Securities Lending Reinvestments (Cost $79,899,995)		79,899,960

Total Investments—109.7% (Cost $1,109,892,583)		1,110,673,449
Unfunded Loan Commitments—(0.0)% (Cost $(171,280))		(171,280)
Net Investments—109.7% (Cost $1,109,721,303)		1,110,502,169
Other assets and liabilities (net)—(9.7)%		(98,059,044)

Net Assets—100.0%		$1,012,443,125

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2021, the market value of restricted securities was $0, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(c)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $81,416,744 and the collateral received consisted of cash in the amount of $79,899,995 and non-cash collateral with a value of $3,962,579. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(d)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2021, the market value of securities pledged was $3,855,219.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(g)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2021, these securities represent 0.2% of net assets.
(h)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(i)	This loan will settle after June 30, 2021, at which time the interest rate will be determined.
(j)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(k)	Principal amount of security is adjusted for inflation.
(l)	Non-income producing security.
(m)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(n)	The rate shown represents the annualized seven-day yield as of June 30, 2021.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2021, the market value of 144A securities was $263,743,104, which is 26.1% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
KSouth Africa, Ltd., 25.000%, 12/31/22	12/22/16-12/31/18	$220,336	$220,336	$0
KSouth Africa, Ltd., 3.000%, 12/31/22	04/15/13-12/31/18	681,075	1,341,137	0

				$0

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	1,320,000	JPMC	07/06/21	USD	1,026,333	$(36,376)
AUD	1,260,000	JPMC	07/28/21	USD	970,421	(25,359)
CAD	3,940,000	JPMC	07/08/21	USD	3,087,629	90,793
CNH	5,500,000	JPMC	09/17/21	USD	834,889	11,093
EUR	253,765	BBP	08/31/21	USD	299,732	1,534
EUR	322,067	CBNA	08/31/21	USD	380,689	1,663
EUR	400,000	JPMC	08/31/21	USD	472,848	2,025
JPY	505,000,000	JPMC	07/07/21	USD	4,874,682	(328,853)
JPY	161,000,000	JPMC	12/29/21	USD	1,452,001	156
KRW	1,080,000,000	JPMC	07/28/21	USD	976,757	(17,883)
SGD	1,300,000	JPMC	07/28/21	USD	978,916	(12,157)
TRY	1,910,000	JPMC	09/28/21	USD	201,264	8,499
TRY	3,235,000	JPMC	09/28/21	USD	340,885	14,395

Contracts to Deliver
AUD	1,320,000	JPMC	07/06/21	USD	1,023,092	33,136
CAD	3,940,000	JPMC	07/08/21	USD	3,084,608	(93,815)
CAD	1,010,000	JPMC	12/16/21	USD	819,975	5,118
EUR	253,765	BBP	08/31/21	USD	303,734	2,468
EUR	322,067	CBNA	08/31/21	USD	385,230	2,877
EUR	400,000	JPMC	08/31/21	USD	478,722	3,848
EUR	730,000	JPMC	12/14/21	USD	874,668	5,914
JPY	222,000,000	JPMC	07/07/21	USD	2,037,374	39,010
JPY	161,000,000	JPMC	07/07/21	USD	1,449,745	481
JPY	122,000,000	JPMC	07/07/21	USD	1,128,663	30,463

Net Unrealized Depreciation						$(260,970)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 2 Year Futures	09/30/21	734	USD	161,715,109	$(239,427)

Futures Contracts—Short
U.S. Treasury Note 10 Year Futures	09/21/21	(348)	USD	(46,110,000)	(139,264)
U.S. Treasury Note 5 Year Futures	09/30/21	(245)	USD	(30,240,274)	108,400
U.S. Treasury Note Ultra 10 Year Futures	09/21/21	(55)	USD	(8,096,172)	(104,605)

Net Unrealized Depreciation					$(374,896)

Swap Agreements

OTC Cross-Currency Swaps

Receive	Pay	Maturity Date(a)	Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Floating rate equal to 3M USD-LIBOR plus 0.938% based on the notional amount of currency received	Floating rate equal to 3M EURIBOR plus 0.880% based on the notional amount of currency delivered	06/29/22	CBNA	USD	8,527,540	EUR	7,166,000	$28,643	$(9,673)	$38,316
Floating rate equal to 3M USD-LIBOR plus 1.174% based on the notional amount of currency received	Floating rate equal to 3M EURIBOR plus 1.050% based on the notional amount of currency delivered	12/10/21	CBNA	USD	9,879,000	EUR	8,900,000	(674,809)	—	(674,809)
Floating rate equal to 3M USD-LIBOR plus 1.175% based on the notional amount of currency received	Floating rate equal to 3M EURIBOR plus 1.050% based on the notional amount of currency delivered	11/22/21	CBNA	USD	8,840,000	EUR	8,000,000	(643,902)	—	(643,902)

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

OTC Cross-Currency Swaps—(Continued)

Receive	Pay	Maturity Date(a)	Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Floating rate equal to 3M USD-LIBOR plus 1.250% based on the notional amount of currency received	Floating rate equal to 3M EURIBOR plus 1.100% based on the notional amount of currency delivered	10/30/21	CBNA	USD	4,551,000	EUR	4,100,000	$(310,172)	$—	$(310,172)
Floating rate equal to 3M USD-LIBOR plus 1.318% based on the notional amount of currency received	Floating rate equal to 3M EURIBOR plus 1.200% based on the notional amount of currency delivered	12/12/21	CBNA	USD	5,439,000	EUR	4,900,000	(372,001)	—	(372,001)
Floating rate equal to 3M USD-LIBOR plus 1.334% based on the notional amount of currency received	Floating rate equal to 3M EURIBOR plus 1.120% based on the notional amount of currency delivered	07/10/21	CBNA	USD	1,120,000	EUR	1,000,000	(65,782)	(1,000)	(64,782)
Floating rate equal to 3M USD-LIBOR plus 1.810% based on the notional amount of currency received	Floating rate equal to 3M EURIBOR plus 1.600% based the notional amount of currency delivered	08/12/21	CBNA	USD	1,120,000	EUR	1,000,000	(64,600)	1,250	(65,850)

Totals								$(2,102,623)	$(9,423)	$(2,093,200)

(a)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	Quarterly	3.000%	Semi-Annually	09/18/21	USD	67,050,000	$427,880	$57,786	$370,094
Receive	12M CPURNSA	Maturity	1.893%	Maturity	01/15/27	USD	21,850,000	1,090,722	—	1,090,722

Totals								$1,518,602	$57,786	$1,460,816

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.33.V2	5.000%	Quarterly	12/20/24	2.046%	USD	676,400	$66,590	$25,295	$41,295
CDX.NA.HY.33.V2	5.000%	Quarterly	12/20/24	2.046%	USD	623,000	61,333	(11,356)	72,689
CDX.NA.HY.33.V2	5.000%	Quarterly	12/20/24	2.046%	USD	5,785,000	569,520	(61,997)	631,517
ITRX.EUR.35.V1	1.000%	Quarterly	06/20/26	0.468%	EUR	4,000,000	126,403	106,708	19,695

Totals							$823,846	$58,650	$765,196

OTC Credit Default Swaps on Corporate Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2021(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Avon Products, Inc. 5.000%, due 03/15/23	(5.000%)	Quarterly	03/20/23	CBNA	1.284%	USD	950,000	$(60,602)	$(47,613)	$(12,989)
Avon Products, Inc. 5.000%, due 03/15/23	(5.000%)	Quarterly	03/20/23	CBNA	1.284%	USD	950,000	(60,602)	(47,560)	(13,042)
Nabors Industries, Inc. 5.500%, due 01/15/23	(1.000%)	Quarterly	12/20/21	CBNA	3.425%	USD	875,000	10,082	5,242	4,840
Nabors Industries, Inc. 5.500%, due 01/15/23	(1.000%)	Quarterly	12/20/21	CBNA	3.425%	USD	575,000	6,626	5,199	1,427
Nabors Industries, Inc. 5.500%, due 01/15/23	(1.000%)	Quarterly	12/20/21	CBNA	3.425%	USD	425,000	4,897	2,465	2,432

Totals								$(99,599)	$(82,267)	$(17,332)

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

OTC Credit Default Swaps on Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2021(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Air-France KLM S.A. 3.875%, due 06/18/21	5.000%	Quarterly	12/20/25	JPMC	3.942%	EUR	480,000	$24,138	$(2,846)	$26,984
Air-France KLM S.A. 1.875% due 01/16/25	5.000%	Quarterly	06/20/26	JPMC	4.024%	EUR	760,000	38,513	13,289	25,224
American Airlines Group, Inc. 5.000%, due 06/01/22	5.000%	Quarterly	12/20/21	CBNA	1.383%	USD	585,000	9,221	(18,683)	27,904
American Airlines Group, Inc. 5.000%, due 06/01/22	5.000%	Quarterly	06/20/22	JPMC	3.757%	USD	400,000	4,788	(3,679)	8,467
Carnival Corp. 6.650%, due 01/15/28	1.000%	Quarterly	12/20/25	CBNA	3.252%	USD	585,000	(54,509)	(81,906)	27,397
Macy’s Retail Holdings LLC 3.625%, due 06/01/24	1.000%	Quarterly	12/20/25	JPMC	2.556%	USD	585,000	(38,352)	(97,560)	59,208
Nabors Industries, Inc. 5.500%, due 01/15/23	1.000%	Quarterly	12/20/23	CBNA	4.575%	USD	425,000	(35,768)	(29,032)	(6,736)
Nabors Industries, Inc. 5.500%, due 01/15/23	1.000%	Quarterly	12/20/23	CBNA	4.575%	USD	575,000	(48,392)	(48,791)	399
Nabors Industries, Inc. 5.500%, due 01/15/23	1.000%	Quarterly	12/20/23	CBNA	4.575%	USD	875,000	(73,639)	(61,127)	(12,512)
Nordstrom, Inc. 6.950%, due 03/15/28	1.000%	Quarterly	06/20/26	CBNA	2.186%	USD	1,200,000	(66,676)	(77,788)	11,112
Nordstrom, Inc. 6.950%, due 03/15/28	1.000%	Quarterly	06/20/26	JPMC	2.186%	USD	1,200,000	(66,676)	(59,596)	(7,080)
Royal Caribbean Cruises, Ltd. 5.250%, due 11/15/22	5.000%	Quarterly	12/20/25	BBP	3.170%	USD	585,000	43,680	(15,601)	59,281
United Airlines Holdings, Inc. 5.000%, due 02/01/24	5.000%	Quarterly	12/20/25	CSI	3.365%	USD	47,000	3,141	—	3,141

Totals								$(260,531)	$(483,320)	$222,789

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation(e)	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2021(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Bespoke Kona 0-5% CDX Tranche	1.000%	Quarterly	12/20/22	CBNA	18.416%	USD	1,000,000	$(242,049)	$(204,361)	$(37,688)
Bespoke Kona 5-10% CDX Tranche	0.000%	Quarterly	12/20/22	CBNA	2.371%	USD	2,500,000	1,613	—	1,613
Bespoke Palm Beach 5-10% CDX Tranche	0.000%	Quarterly	12/20/22	CBNA	1.881%	USD	3,300,000	2,735	—	2,735
Bespoke Phoenix 5-7% CDX Tranche	2.900%	Quarterly	12/20/21	CBNA	0.562%	USD	900,000	10,607	—	10,607

Totals								$(227,094)	$(204,361)	$(22,733)

Cash in the amount of $10,000 has been received at the custodian bank and held in a segregated account as collateral for OTC swap contracts.

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(e)	Represents a custom index comprised of a basket of underlying issues.

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(CBNA)—	Citibank N.A.
(CSI)—	Credit Suisse International
(JPMC)—	JPMorgan Chase Bank N.A.

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CNH)—	Chinese Renminbi
(DOP)—	Dominican Peso
(EUR)—	Euro
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(SGD)—	Singapore Dollar
(TRY)—	Turkish Lira
(USD)—	United States Dollar
(UYU)—	Uruguayan Peso

Index Abbreviations

(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CPURNSA)—	U.S. Consumer Price Index for All Urban Consumers Non-Seasonally Adjusted
(EURIBOR)—	Euro InterBank Offered Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(ITRX.EUR)—	Markit iTraxx Europe CDS Index
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(PRIME)—	U.S. Federal Reserve Prime Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(ETF)—	Exchange-Traded Fund
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$425,837,772	$—	$425,837,772
Corporate Bonds & Notes
Aerospace/Defense	—	7,150,625	—	7,150,625
Agriculture	—	2,615,836	—	2,615,836
Airlines	—	7,807,068	—	7,807,068
Auto Manufacturers	—	428,800	—	428,800
Banks	—	56,632,036	—	56,632,036
Beverages	—	5,139,454	—	5,139,454
Biotechnology	—	688,930	—	688,930
Chemicals	—	4,170,231	—	4,170,231
Computers	—	1,525,320	—	1,525,320
Cosmetics/Personal Care	—	3,756,206	—	3,756,206
Diversified Financial Services	—	6,782,833	—	6,782,833
Electric	—	15,565,948	—	15,565,948
Electrical Components & Equipment	—	1,188,770	—	1,188,770
Electronics	—	2,753,211	—	2,753,211
Entertainment	—	2,678,335	—	2,678,335
Food	—	2,325,780	—	2,325,780
Healthcare-Services	—	5,882,081	—	5,882,081
Insurance	—	984,251	—	984,251
Internet	—	15,941,237	—	15,941,237
Leisure Time	—	1,878,941	—	1,878,941
Lodging	—	1,459,642	—	1,459,642
Machinery-Construction & Mining	—	759,500	—	759,500
Media	—	15,666,090	—	15,666,090
Miscellaneous Manufacturing	—	108,752	—	108,752
Multi-National	—	1,446,214	—	1,446,214
Oil & Gas	—	18,531,950	—	18,531,950
Oil & Gas Services	—	206,960	—	206,960
Packaging & Containers	—	4,063,959	—	4,063,959
Pharmaceuticals	—	18,896,263	—	18,896,263
Pipelines	—	14,209,445	—	14,209,445
Real Estate	—	235,718	—	235,718
Real Estate Investment Trusts	—	2,243,428	—	2,243,428
Retail	—	3,567,435	0	3,567,435
Semiconductors	—	3,353,828	—	3,353,828
Software	—	1,037,332	—	1,037,332
Telecommunications	—	13,812,271	—	13,812,271
Trucking & Leasing	—	598,782	—	598,782
Total Corporate Bonds & Notes	—	246,093,462	0	246,093,462
Total Asset-Backed Securities*	—	143,676,854	—	143,676,854

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Floating Rate Loans
Advertising	$—	$290,342	$—	$290,342
Aerospace/Defense	—	1,255,455	—	1,255,455
Airlines	—	2,295,370	—	2,295,370
Apparel	—	293,488	—	293,488
Auto Manufacturers	—	978,919	—	978,919
Auto Parts & Equipment	—	855,003	—	855,003
Beverages	—	305,333	—	305,333
Chemicals	—	1,466,405	—	1,466,405
Commercial Services	—	2,720,704	—	2,720,704
Computers	—	1,334,851	—	1,334,851
Cosmetics/Personal Care	—	909,877	—	909,877
Diversified Financial Services	—	1,769,590	—	1,769,590
Electric	—	23,757	—	23,757
Engineering & Construction	—	469,979	—	469,979
Entertainment	—	1,294,115	—	1,294,115
Environmental Control	—	121,122	—	121,122
Healthcare-Services	—	1,511,411	—	1,511,411
Home Builders	—	1,683,999	—	1,683,999
Home Furnishings	—	235,164	—	235,164
Insurance	—	2,241,403	—	2,241,403
Internet	—	287,828	—	287,828
Leisure Time	—	861,359	—	861,359
Lodging	—	1,547,995	—	1,547,995
Machinery-Diversified	—	386,040	—	386,040
Media	—	2,933,024	—	2,933,024
Metal Fabricate/Hardware	—	616,600	—	616,600
Mining	—	238,490	—	238,490
Office/Business Equipment	—	450,554	—	450,554
Oil & Gas (Less Unfunded Loan Commitments of $171,280)	—	851,947	166,769	1,018,716
Oil & Gas Services	—	—	616,872	616,872
Packaging & Containers	—	1,080,200	—	1,080,200
Pharmaceuticals	—	1,522,871	—	1,522,871
Real Estate	—	305,569	—	305,569
Retail	—	2,372,606	—	2,372,606
Software	—	6,581,684	—	6,581,684
Telecommunications	—	2,357,218	—	2,357,218
Transportation	—	268,781	—	268,781
Total Floating Rate Loans (Less Unfunded Loan Commitments of $171,280)	—	44,719,053	783,641	45,502,694
Total Mortgage-Backed Securities*	—	38,414,099	—	38,414,099
Total Foreign Government*	—	37,796,355	—	37,796,355
Total Municipals*	—	20,272,385	—	20,272,385
Total Mutual Funds*	20,156,500	—	—	20,156,500
Common Stocks
Energy Equipment & Services	120,520	—	—	120,520
Oil, Gas & Consumable Fuels	—	34,727	732	35,459
Paper & Forest Products	—	—	921,957	921,957
Retail	—	—	0	0
Specialty Retail	129,995	—	—	129,995
Total Common Stocks	250,515	34,727	922,689	1,207,931
Warrants
Oil, Gas & Consumable Fuels	—	—	437	437
Paper & Forest Products	478	—	—	478
Total Warrants	478	—	437	915
Total Short-Term Investments*	—	51,643,242	—	51,643,242

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Securities Lending Reinvestments
Certificates of Deposit	$—	$6,199,965	$—	$6,199,965
Repurchase Agreements	—	43,299,995	—	43,299,995
Time Deposits	—	5,400,000	—	5,400,000
Mutual Funds	25,000,000	—	—	25,000,000
Total Securities Lending Reinvestments	25,000,000	54,899,960	—	79,899,960
Total Net Investments	$45,407,493	$1,063,387,909	$1,706,767	$1,110,502,169

Collateral for Securities Loaned (Liability)	$—	$(79,899,995)	$—	$(79,899,995)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$253,473	$—	$253,473
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(514,443)	—	(514,443)
Total Forward Contracts	$—	$(260,970)	$—	$(260,970)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$108,400	$—	$—	$108,400
Futures Contracts (Unrealized Depreciation)	(483,296)	—	—	(483,296)
Total Futures Contracts	$(374,896)	$—	$—	$(374,896)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$2,226,012	$—	$2,226,012
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$188,684	$—	$188,684
OTC Swap Contracts at Value (Liabilities)	—	(2,878,531)	—	(2,878,531)
Total OTC Swap Contracts	$—	$(2,689,847)	$—	$(2,689,847)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2021 is not presented.

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b) (c)	$1,110,502,169
Cash	212,614
Cash denominated in foreign currencies (d)	670,968
Cash collateral (e)	3,913,704
OTC swap contracts at market value (f)	188,684
Unrealized appreciation on forward foreign currency exchange contracts	253,473
Receivable for:
Investments sold	1,412,492
Fund shares sold	37,959
Interest	5,456,272
Interest on OTC swap contracts	49,749
Variation margin on centrally cleared swap contracts	67,837

Total Assets	1,122,765,921
Liabilities
OTC swap contracts at market value (g)	2,878,531
Unrealized depreciation on forward foreign currency exchange contracts	514,443
Collateral for securities loaned	79,899,995
Payables for:
Investments purchased	3,504,698
TBA securities purchased	22,382,677
Fund shares redeemed	180,262
Variation margin on futures contracts	71,820
Interest on OTC swap contracts	23,256
Accrued Expenses:
Management fees	336,408
Distribution and service fees	56,726
Deferred trustees’ fees	168,642
Other expenses	305,338

Total Liabilities	110,322,796

Net Assets	$1,012,443,125

Net Assets Consist of:
Paid in surplus	$1,099,581,950
Distributable earnings (Accumulated losses)	(87,138,825)

Net Assets	$1,012,443,125

Net Assets
Class A	$734,962,601
Class B	277,480,524
Capital Shares Outstanding*
Class A	78,817,398
Class B	29,894,853
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.32
Class B	9.28

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,109,721,303.
(b)	Includes securities loaned at value of $81,416,744.
(c)	Investments at value is net of unfunded loan commitments of $171,280.
(d)	Identified cost of cash denominated in foreign currencies was $646,550.
(e)	Includes collateral of $723,704 for futures contracts and $3,190,000 for OTC swap and forward foreign currency exchange contracts.
(f)	Net premium paid on OTC swaps contracts was $24,287.
(g)	Net premium received on OTC swap contracts was $755,084.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends	$227,094
Interest (a)	7,583,140
Securities lending income	38,376

Total investment income	7,848,610
Expenses
Management fees	2,473,607
Administration fees	26,956
Custodian and accounting fees	125,077
Distribution and service fees—Class B	339,247
Audit and tax services	52,352
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	26,681
Insurance	3,601
Miscellaneous	6,938

Total expenses	3,105,859
Less management fee waiver	(465,943)

Net expenses	2,639,916

Net Investment Income	5,208,694

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments (b)	1,763,066
Futures contracts	2,209,406
Swap contracts	916,261
Foreign currency transactions	120,324
Forward foreign currency transactions	(72,960)

Net realized gain (loss)	4,936,097

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(4,135,478)
Futures contracts	(551,617)
Swap contracts	2,363,773
Foreign currency transactions	23,133
Forward foreign currency transactions	(402,173)

Net change in unrealized appreciation (depreciation)	(2,702,362)

Net realized and unrealized gain (loss)	2,233,735

Net Increase (Decrease) in Net Assets From Operations	$7,442,429

(a)	Net of foreign withholding taxes of $3,376.
(b)	Net of foreign capital gains tax of $3,836.
(c)	Includes change in foreign capital gains tax of $4,487.

See accompanying notes to financial statements.

BHFTI-25

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$5,208,694	$17,248,608
Net realized gain (loss)	4,936,097	(9,744,863)
Net change in unrealized appreciation (depreciation)	(2,702,362)	12,201,341

Increase (decrease) in net assets from operations	7,442,429	19,705,086

From Distributions to Shareholders
Class A	(15,360,392)	(26,201,223)
Class B	(5,169,146)	(8,619,581)

Total distributions	(20,529,538)	(34,820,804)

Increase (decrease) in net assets from capital share transactions	55,684,096	(15,728,599)

Total increase (decrease) in net assets	42,596,987	(30,844,317)

Net Assets
Beginning of period	969,846,138	1,000,690,455

End of period	$1,012,443,125	$969,846,138

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	2,249,601	$21,322,797	273,192	$2,499,019
Reinvestments	1,648,110	15,360,392	2,863,522	26,201,223
Redemptions	(242,746)	(2,299,722)	(3,889,132)	(35,843,537)

Net increase (decrease)	3,654,965	$34,383,467	(752,418)	$(7,143,295)

Class B
Sales	5,097,537	$48,003,866	5,077,326	$47,179,181
Reinvestments	557,020	5,169,146	946,167	8,619,581
Redemptions	(3,383,105)	(31,872,383)	(6,995,043)	(64,384,066)

Net increase (decrease)	2,271,452	$21,300,629	(971,550)	$(8,585,304)

Increase (decrease) derived from capital shares transactions		$55,684,096		$(15,728,599)

See accompanying notes to financial statements.

BHFTI-26

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.45		$9.59	$9.49	$9.62	$9.62	$9.62

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.05		0.17	0.29	0.29	0.20	0.19
Net realized and unrealized gain (loss)	0.02		0.05	0.16	(0.22)	(0.04)	0.12

Total income (loss) from investment operations	0.07		0.22	0.45	0.07	0.16	0.31

Less Distributions
Distributions from net investment income	(0.20)		(0.36)	(0.35)	(0.20)	(0.16)	(0.31)

Total distributions	(0.20)		(0.36)	(0.35)	(0.20)	(0.16)	(0.31)

Net Asset Value, End of Period	$9.32		$9.45	$9.59	$9.49	$9.62	$9.62

Total Return (%) (b)	0.73	(c)	2.40	4.77	0.70	1.68	3.30

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.56	(d)	0.56	0.55	0.55	0.54	0.54
Net ratio of expenses to average net assets (%) (e)	0.46	(d)	0.49	0.48	0.48	0.52	0.52
Ratio of net investment income (loss) to average net assets (%)	1.12	(d)	1.87	3.03	3.00	2.10	2.01
Portfolio turnover rate (%)	51	(c)(f)	103 (f)	49 (f)	48 (f)	69 (f)	35
Net assets, end of period (in millions)	$735.0		$710.3	$728.0	$731.6	$805.1	$801.3

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$9.40		$9.54	$9.44	$9.56	$9.57	$9.56

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.04		0.15	0.26	0.26	0.18	0.17
Net realized and unrealized gain (loss)	0.02		0.04	0.16	(0.21)	(0.05)	0.13

Total income (loss) from investment operations	0.06		0.19	0.42	0.05	0.13	0.30

Less Distributions
Distributions from net investment income	(0.18)		(0.33)	(0.32)	(0.17)	(0.14)	(0.29)

Total distributions	(0.18)		(0.33)	(0.32)	(0.17)	(0.14)	(0.29)

Net Asset Value, End of Period	$9.28		$9.40	$9.54	$9.44	$9.56	$9.57

Total Return (%) (b)	0.61	(c)	2.12	4.52 (g)	0.54 (g)	1.33	3.13

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	(d)	0.81	0.80	0.80	0.79	0.79
Net ratio of expenses to average net assets (%) (e)	0.71	(d)	0.74	0.73	0.73	0.77	0.77
Ratio of net investment income (loss) to average net assets (%)	0.87	(d)	1.62	2.78	2.75	1.85	1.76
Portfolio turnover rate (%)	51	(c)(f)	103 (f)	49 (f)	48 (f)	69 (f)	35
Net assets, end of period (in millions)	$277.5		$259.6	$272.7	$267.6	$290.1	$285.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 6 of the Notes to Financial Statements).
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 35%, 71%, 45%, 42%, and 46% for the six months ended June 30, 2021 and for the years ended December 31, 2020, 2019, 2018, and 2017, respectively.
(g)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

BHFTI-27

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Franklin Low Duration Total Return Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered two classes of shares: Class A and B shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

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Notes to Financial Statements—June 30, 2021—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

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Brighthouse Funds Trust I

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Notes to Financial Statements—June 30, 2021—(Continued)

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to prior period accumulated balances adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

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Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of June 30, 2021, the Portfolio had open unfunded loan commitments of $171,280. At June 30, 2021, the Portfolio had sufficient cash and/or securities to cover these commitments.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

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Notes to Financial Statements—June 30, 2021—(Continued)

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $42,283,242. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $43,299,995. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day.

If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at

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Brighthouse Funds Trust I

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Notes to Financial Statements—June 30, 2021—(Continued)

June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2021
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(17,708)	$—	$—	$—	$(17,708)
Corporate Bonds & Notes	(27,721,328)	—	—	—	(27,721,328)
Foreign Government	(5,166,427)	—	—	—	(5,166,427)
Mutual Funds	(20,702,386)	—	—	—	(20,702,386)
U.S. Treasury & Government Agencies	(26,292,146)	—	—	—	(26,292,146)
Total Borrowings	$(79,899,995)	$—	$—	$—	$(79,899,995)
Gross amount of recognized liabilities for securities lending transactions					$(79,899,995)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the

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Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution

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counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the

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referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2021, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps

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can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$1,460,816
	Unrealized appreciation on futures contracts (b) (c)	108,400	Unrealized depreciation on futures contracts (b) (c)	$483,296
Credit	OTC swap contracts at market value (d)	160,041	OTC swap contracts at market value (d)	747,265
	Unrealized appreciation on centrally cleared swap contracts (a) (b)	765,196
Foreign Exchange	OTC swap contracts at market value (d)	28,643	OTC swap contracts at market value (d)	2,131,266
	Unrealized appreciation on forward foreign currency exchange contracts	253,473	Unrealized depreciation on forward foreign currency exchange contracts	514,443

Total		$2,776,569		$3,876,270

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(d)	Excludes OTC swap interest receivable of $49,749 and OTC swap interest payable of $23,256.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2021.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$47,682	$—	$—	$47,682
Citibank N.A.	78,964	(78,964)	—	—
Credit Suisse International	3,141	—	(3,141)	—
JPMorgan Chase Bank N.A.	312,370	(312,370)	—	—

	$442,157	$(391,334)	$(3,141)	$47,682

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2021.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Citibank N.A.	$2,773,503	$(78,964)	$(2,694,539)	$—
JPMorgan Chase Bank N.A.	619,471	(312,370)	(307,101)	—

	$3,392,974	$(391,334)	$(3,001,640)	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(72,960)	$(72,960)
Futures contracts	2,209,406	—	—	2,209,406
Swap contracts	806,345	430,775	(320,859)	916,261

	$3,015,751	$430,775	$(393,819)	$3,052,707

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(402,173)	$(402,173)
Futures contracts	(551,617)	—	—	(551,617)
Swap contracts	163,412	673,702	1,526,659	2,363,773

	$(388,205)	$673,702	$1,124,486	$1,409,983

For the six months ended June 30, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$37,423,316
Futures contracts long	163,745,922
Futures contracts short	(77,933,811)
Swap contracts	158,536,165

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty

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based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most

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LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$288,274,173	$232,022,205	$206,884,138	$277,194,676

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2021 were as follows:

Purchases	Sales
$154,701,673	$154,875,993

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$2,473,607	0.520%	First $100 million
	0.510%	$100 million to $250 million
	0.500%	$250 million to $500 million
	0.490%	$500 million to $1 billion
	0.470%	$1 billion to $1.5 billion
	0.450%	Over $1.5 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Franklin Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by the Subadviser and/or its affiliates.

BHFTI-40

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.040%	First $100 million
0.030%	$100 million to $150 million
0.060%	$150 million to $250 million
0.050%	$250 million to $500 million
0.090%	$500 million to $1.5 billion
0.070%	Over $1.5 billion

An identical agreement was in place for the period December 1, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are included in the amount shown as a management fee waiver in the Statement of Operations.

Additionally, for the period April 30, 2021 to April 30, 2022, the Adviser has contractually agreed to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that was calculated based solely on the assets of the Portfolio and the fee that was calculated when the Portfolio’s assets were aggregated with those of the Brighthouse/Templeton International Bond Portfolio, a series of the Trust. An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are included in the amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-41

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$1,112,018,941

Gross unrealized appreciation	19,195,797
Gross unrealized depreciation	(18,735,058)

Net unrealized appreciation (depreciation)	$460,739

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$34,820,804	$34,990,447	$—	$—	$34,820,804	$34,990,447

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$20,277,539	$—	$3,697,483	$(97,867,648)	$(73,892,626)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had accumulated short-term capital losses of $20,361,608 and accumulated long-term capital losses of $77,506,040.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-42

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-43

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A and B shares of the Brighthouse/Templeton International Bond Portfolio returned -2.89% and -3.06%, respectively. The Portfolio’s benchmark, the FTSE World Government Bond Index (“WGBI”) ex-U.S.¹, returned -6.00%.

MARKET ENVIRONMENT / CONDITIONS

Sovereign bond yields rose across much of the world during the first three months of the six-month period ended June 30, 2021, as COVID-19 vaccine distributions, ongoing stimulus measures and optimism for improving economic conditions appeared to fuel reflation expectations across financial markets. In April, sovereign bond yields in much of Asia and the Americas pulled back from their March peaks, while many areas of Europe saw yields continue to rise. In June, sovereign bond yields declined across developed markets but shifted in varying directions in emerging markets. On the whole, most countries around the world saw yields rise significantly over the six-month period, despite the general trend of declining yields over the final months of the period.

The yield on the 10-year U.S. Treasury Note finished the six-month period 55 basis points (“bps”) higher at 1.47%. It reached an intra-period peak of 1.74% on March 31st, its highest level since January 2020. In Europe, the yield on the 10-year German bond finished the six-month period 36 bps higher at -0.21%. In Asia, the yield on the 10-year Japanese government bond rose 3 bps higher to 0.05%. Sovereign bond yields also notably rose in the United Kingdom, Canada, Australia, Sweden and Norway. In emerging markets, yields rose in India, Indonesia, Brazil, Mexico, Chile, Colombia and Peru.

Rising yields strained valuations across many areas of the global fixed income markets during 2021’s first quarter. U.S. dollar (“USD”) denominated sovereign credit sectors broadly saw negative returns in January, February and March, before sharply reversing to generate offsetting positive returns in April, May and June as yields declined.

In currency markets, the USD broadly strengthened against a number of major developed market and emerging market currencies in the first quarter, with a few notable exceptions. That trend reversed in April and May as the USD broadly depreciated, before returning to a strengthening pattern in June. On the whole, the USD finished the six-month period broadly stronger against most currencies, with some exceptions. In Asia, the Chinese yuan appreciated 1.08% against the USD in the six-month period, while the Indonesian rupiah depreciated 3.10%, the Indian rupee 1.76%, the Singapore dollar 1.78%, the South Korean won 3.71% and the Japanese yen 7.05%. In Europe, the euro depreciated 2.93% against the USD. The Norwegian krone appreciated 2.60% against the euro, and the Canadian dollar appreciated 5.71%. The Swedish krona depreciated 0.96% against the euro. In Latin America, the Brazilian real appreciated 4.38% against the USD, while the Mexican peso depreciated 0.25%, the Colombian peso 8.79% and the Chilean peso 3.25%.

COVID-19 vaccine distributions progressively accelerated in many countries during the period, though supply setbacks affected areas of Europe in March and April. COVID-19 infection levels peaked in January in the U.S. and Europe before declining in February and plateauing in March. Cases continued to trend lower in April, May and June. Governments continued to struggle with balancing the needs of their economies with the health of their citizens during much of the first half of the period before higher vaccination rates and lower case levels enabled many regions to progressively reopen their economies in the second quarter.

Business and consumer confidence surveys strengthened in multiple regions during the period, particularly in the second quarter, despite some growing concerns over the proliferation of the COVID-19 Delta variant in several parts of the world in June, notably in the U.K. and Australia. Economic activity continued to broadly expand in many countries during the second half of the period, largely driven by strength in goods and manufacturing sectors. Historically high savings rates in many countries have also fueled resurgent growth in recent months. Labor market conditions generally continued to improve in many countries during the period, though unemployment broadly remained above pre-pandemic levels.

Inflation figures surged higher in many countries in April, May and June, driven by a combination of factors that included cyclical upswings associated with resurgent economic activity, supply bottlenecks in certain sectors and base effects off of the pandemic shocks in 2020. Headline Consumer Price Index (“CPI”) inflation in the U.S. rose from 2.6% year-over-year in March to 4.2% in April and 5.0% in May, its highest level since 2008.

In Europe, euro area (“EA”) inflation rose from 0.9% in February to 1.3% in March, 1.6% in April and 2.0% in May, before leveling off in June; the EA had previously endured deflationary pressures through the third and fourth quarters of 2020. Areas of non-core Europe, such as Hungary and Russia, experienced above-target levels of inflation in May and June. Globally, areas of Latin America, such as Brazil and Mexico, also experienced above-target inflation during the period, while inflation levels remained relatively more contained in areas of Asia, such as China, South Korea, Indonesia and Thailand.

Most central banks around the world signaled during the middle of the six-month period that they had reached the end of their rate-cutting cycles, with several banks beginning to pivot toward plans for policy normalization. The Bank of Canada began tapering its asset purchases in April and indicated that interest rates could be raised in the second half of 2022. The Bank of England is headed toward concluding its quantitative easing program by the end of 2021. Other developed market central banks—including the U.S. Federal Reserve (the “Fed”), the European Central Bank (the “ECB”) and the Bank of Japan have not yet signaled a normalization schedule.

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

In emerging markets, several countries were facing persistent inflation pressures that may force a faster tightening response from their central banks. Notably, Brazil’s central bank has already hiked rates 75 bps three times to 4.25% in recent months (March, May and June) to address surging domestic inflation. Mexico’s central bank hiked its policy rate 25 bps in June to 4.25%, its first rate hike since December 2018.

The Fed kept the federal funds target rate unchanged at 0.00% to 0.25%, at each of its policy meetings during the period. In March, the Fed notably upgraded its growth forecast for 2021 to 6.5% from its prior estimate of 4.2% in December.

In June, the overall policy tone shifted in a hawkish direction as the Fed raised its 2021 growth forecast for the U.S. economy to 7.0% from 6.5%, and increased its inflation forecast to 3.4% from 2.4%. The Fed Chair Jay Powell commented that “the economy has clearly made progress,” and a majority of Fed officials brought forward their projected expectations for rate hikes to 2023 from 2024. Despite higher U.S. inflation figures during the period, Powell also continued to dispel the notion that higher inflation figures in 2021 would necessitate near-term rate hikes, reiterating the Fed’s view that the figures largely reflect “transitory factors” that would not affect the course of monetary policy.

Powell also indicated in June that discussions of when to begin tapering the Fed’s asset purchase program had begun, but the timeline is yet to be determined. During the period, the Fed continued to purchase “at least $80 billion per month” in U.S. Treasuries and “at least $40 billion per month in Agency mortgage-backed securities.” The Fed’s balance sheet reached USD 8.1 trillion at the end of the period.

The ECB kept monetary policy unchanged at each of its policy meetings during the period, leaving the main refinancing operations rate at 0.0%, and the main deposit facility rate at -0.5%. In March, the ECB announced that it would accelerate the pace of its bond purchases under the pandemic emergency purchase program. During the period, we did not see value in core euro area bonds given negative yields in the highest-quality countries and undercompensated credit risks in the vulnerable ones. We continued to expect the euro to weaken against the USD given negative rates, as well as greater headwinds to growth and reflation efforts in Europe.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

On a relative basis, the Portfolio’s performance fared better than that of its benchmark primarily due to interest-rate strategies. Currency positions and sovereign credit exposures had largely neutral effects on relative results. Select underweighted duration exposures in Europe contributed to relative performance, as did overweighted duration exposure in Argentina. Among currencies, the Portfolio’s underweighted exposure to the euro contributed to relative results. However, overweighted currency positions in Asia ex-Japan (the South Korean won) detracted from relative performance, as did the Portfolio’s overweighted position in the Japanese yen during part of the period

During the reporting period, the Portfolio’s negative absolute performance was primarily due to currency positions. Interest-rate strategies contributed to absolute results, while sovereign credit exposures had a largely neutral effect. Among currencies, the Portfolio’s net-positive position in the Japanese yen detracted from absolute performance, as did currency positions in Asia ex-Japan (the South Korean won). The Portfolio maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Duration exposure in Argentina contributed to absolute results.

At period end, we were focused on three core themes for 2021: (1) weakness in the euro and USD, on excessive fiscal and monetary policies in Europe and the U.S., against currencies in countries with strong trade dynamics, current account surpluses, better fiscal management and stronger growth potential, notably in Asia; (2) avoiding interest-rate risks in low-yielding developed markets; and (3) pursuing sovereign bonds with relatively higher yields in a select set of resilient emerging markets

During the reporting period, the Portfolio continued to maintain low portfolio duration versus the benchmark (lesser sensitivity to interest rate changes). The Portfolio ended the period significantly underweight developed market duration, preferring to hold short- to intermediate-term U.S. Treasuries, while holding no exposure to the long end of the curve. The Portfolio held no duration exposure in the euro area. Instead, the Portfolio continued to emphasize select local-currency sovereign bonds outside of the major developed markets, in countries that we view as having resilient fundamentals and attractive risk-adjusted yields. The Portfolio held various unhedged local-currency positions, notably in South Korea, Indonesia, India, Ghana, Brazil and Colombia.

We were also focused on value opportunities in specific currencies, particularly in countries with strong trade dynamics, current account surpluses, better fiscal management and stronger growth potential, notably in Asia. At period end, the Portfolio held long exposures in the Norwegian krone, Swedish krona, Canadian dollar and USD against the euro, and in the Japanese yen, Indonesian rupiah, Indian rupee, South Korean won, Singapore dollar, Chinese yuan, New Zealand dollar and Chilean peso against the USD. In credit markets, we saw pockets of value in select sovereign credit exposures that have undervalued growth drivers. On the whole, we were increasingly constructive in various currencies and local-currency bond markets, notably in areas of Asia.

We expected a winding-down of the COVID-19 pandemic to open up investment opportunities in a number of emerging markets. A tremendous amount of value was locked up in 2020 due to ongoing

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

shocks and persistent uncertainty. Conditions were unstable at the beta level: broad-based risk dynamics, access to funding, capital account access, global commodity prices, global growth and open trade were all profoundly disrupted. With baseline beta factors normalizing, the idiosyncratic alpha potential of individual countries began to emerge. We continue to evaluate macro fundamentals and other country-specific factors to identify areas of the world that are improving in ways that offer medium- to longer-term value.

During the reporting period, currency derivatives were used for both investment and for hedging purposes. We used derivatives in addition to local-currency bonds to gain long exposures in specific currencies that show medium-term value against the euro and the USD. Derivatives were also used to gain negative exposure to various currencies (notably the euro and Australian dollar). Finally, derivatives were also used to directly hedge specific currency exposures from various local-currency bonds; notably hedging Mexican peso exposure. All derivatives performed as expected during the period

Michael Hasenstab

Calvin Ho

Christine Zhu

Portfolio Managers

Franklin Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The FTSE WGBI ex-U.S. measures the performance of fixed-rate, local currency, investment-grade sovereign bonds primarily in Europe and Asia.

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE FTSE WORLD GOVERNMENT BOND INDEX EX-U.S.

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
Brighthouse/Templeton International Bond Portfolio
Class A	-2.89	-2.65	-0.24	0.18
Class B	-3.06	-2.82	-0.49	-0.07
FTSE World Government Bond Index ex-U.S.	-6.00	3.06	1.28	0.79

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Countries

% of Net Assets
United States	16.2
South Korea	14.2
Japan	13.0
Mexico	10.5
Indonesia	10.4
Singapore	4.5
India	4.4
Colombia	3.5
Norway	3.5
Brazil	3.4

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Templeton International Bond Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.68%	$1,000.00	$971.10	$3.32
	Hypothetical*	0.68%	$1,000.00	$1,021.42	$3.41

Class B (a)	Actual	0.93%	$1,000.00	$969.40	$4.54
	Hypothetical*	0.93%	$1,000.00	$1,020.18	$4.66

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Foreign Government—70.8% of Net Assets

Security Description	Principal Amount*	Value

Argentina—2.2%
Argentina Treasury Bonds
1.000%, 08/05/21 (ARS) (b)	63,397,400	$622,459
1.200%, 03/18/22 (ARS) (b)	654,142,847	5,178,692
1.300%, 09/20/22 (ARS) (b)	5,948,000	52,125
1.400%, 03/25/23 (ARS) (b)	438,949,838	3,904,555
1.500%, 03/25/24 (ARS) (b)	391,845,470	3,273,140
Argentine Bonos del Tesoro
15.500%, 10/17/26 (ARS)	693,671,000	1,887,062
16.000%, 10/17/23 (ARS)	387,123,400	1,526,425
18.200%, 10/03/21 (ARS)	329,017,000	2,001,234
Bonos del Tesoro Nacional en Pesos Badlar 36.104%, BADLAR + 2.000%, 04/03/22 (ARS) (a)	20,147,000	134,515
Letras de la Nacion Argentina con Ajuste por CER
Zero Coupon, 09/13/21 (ARS) (b) (c)	44,695,929	344,079
Zero Coupon, 02/28/22 (ARS) (b) (c)	74,130,170	494,186
0.726%, 04/18/22 (ARS) (b) (c)	207,221,600	1,327,527

		20,745,999

Brazil—3.4%
Brazil Letras do Tesouro Nacional
4.564%, 01/01/24 (BRL) (c)	31,000,000	5,149,085
4.933%, 07/01/24 (BRL) (c)	108,360,000	17,244,127
Brazil Notas do Tesouro Nacional
10.000%, 01/01/25 (BRL)	17,920,000	3,799,971
10.000%, 01/01/27 (BRL)	7,710,000	1,642,534
10.000%, 01/01/29 (BRL)	7,710,000	1,646,585
10.000%, 01/01/31 (BRL)	12,310,000	2,606,817

		32,089,119

Colombia—3.5%
Colombian TES
5.750%, 11/03/27 (COP)	8,486,000,000	2,165,296
6.250%, 11/26/25 (COP)	12,336,000,000	3,332,803
7.000%, 05/04/22 (COP)	653,000,000	179,762
7.000%, 06/30/32 (COP)	7,946,000,000	2,062,628
7.500%, 08/26/26 (COP)	21,931,000,000	6,186,873
7.750%, 09/18/30 (COP)	40,473,100,000	11,234,224
10.000%, 07/24/24 (COP)	26,419,000,000	8,022,793

		33,184,379

Ghana—1.2%
Ghana Government Bonds
16.500%, 02/06/23 (GHS)	13,400,000	2,280,959
17.600%, 11/28/22 (GHS)	11,600,000	2,001,419
17.600%, 02/20/23 (GHS)	4,457,000	770,093
17.700%, 03/18/24 (GHS)	1,450,000	250,779
18.250%, 07/25/22 (GHS)	5,170,000	894,814
18.300%, 03/02/26 (GHS)	810,000	138,904
18.750%, 01/24/22 (GHS)	680,000	117,180
18.850%, 09/28/23 (GHS)	3,650,000	648,267
19.000%, 09/18/23 (GHS)	680,000	120,732
19.250%, 11/27/23 (GHS)	1,820,000	325,504
19.500%, 10/18/21 (GHS)	4,530,000	777,102

Ghana—(Continued)
Ghana Government Bonds
19.750%, 03/15/32 (GHS)	18,788,000	3,279,475
24.750%, 07/19/21 (GHS)	1,490,000	254,022

		11,859,250

India—4.4%
India Government Bonds
5.150%, 11/09/25 (INR)	139,600,000	1,843,590
5.220%, 06/15/25 (INR)	137,000,000	1,818,155
6.790%, 05/15/27 (INR)	1,478,610,000	20,538,561
7.270%, 04/08/26 (INR)	94,000,000	1,332,794
7.590%, 01/11/26 (INR)	1,012,000,000	14,498,068
7.680%, 12/15/23 (INR)	80,000,000	1,145,106
8.200%, 09/24/25 (INR)	71,900,000	1,054,729

		42,231,003

Indonesia—10.4%
Indonesia Treasury Bonds
5.500%, 04/15/26 (IDR)	413,500,000,000	28,614,200
5.625%, 05/15/23 (IDR)	112,587,000,000	7,933,889
6.500%, 06/15/25 (IDR)	5,160,000,000	373,072
7.000%, 05/15/22 (IDR)	360,607,000,000	25,630,951
8.375%, 03/15/24 (IDR)	17,893,000,000	1,347,244
10.000%, 09/15/24 (IDR)	122,770,000,000	9,631,016
12.900%, 06/15/22 (IDR)	341,823,000,000	25,638,375

		99,168,747

Japan—13.0%
Japan Treasury Bills
Zero Coupon, 07/19/21 (JPY) (c)	1,800,300,000	16,205,857
Zero Coupon, 08/10/21 (JPY) (c)	4,871,000,000	43,850,268
Zero Coupon, 08/25/21 (JPY) (c)	5,601,900,000	50,432,196
Zero Coupon, 09/13/21 (JPY) (c)	798,800,000	7,191,748
Zero Coupon, 12/10/21 (JPY) (c)	681,800,000	6,140,184

		123,820,253

Mexico—10.5%
Mexican Bonos
6.500%, 06/09/22 (MXN)	285,840,000	14,474,540
6.750%, 03/09/23 (MXN)	259,469,000	13,249,137
7.250%, 12/09/21 (MXN)	265,450,000	13,438,157
8.000%, 12/07/23 (MXN)	256,957,000	13,504,229
10.000%, 12/05/24 (MXN)	134,690,000	7,545,991
Mexico Cetes
0.959%, 10/21/21 (MXN) (c)	24,729,000	122,332
1.392%, 01/13/22 (MXN) (c)	4,337,937,000	21,198,563
2.185%, 06/02/22 (MXN) (c)	3,403,600,000	16,265,190

		99,798,139

Norway—3.5%
Norway Government Bonds
1.500%, 02/19/26 (144A) (NOK)	20,165,000	2,383,220
1.750%, 03/13/25 (144A) (NOK)	33,998,000	4,054,892

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Norway—(Continued)
Norway Government Bonds
2.000%, 05/24/23 (144A) (NOK)	119,955,000	$14,285,603
3.000%, 03/14/24 (144A) (NOK)	100,903,000	12,380,500

		33,104,215

Singapore—4.5%
Monetary Authority of Singapore Bills
0.014%, 07/16/21 (SGD) (c)	14,440,000	10,737,284
0.034%, 08/13/21 (SGD) (c)	3,080,000	2,289,733
0.037%, 08/20/21 (SGD) (c)	20,560,000	15,283,856
Singapore Treasury Bill 0.039%, 08/24/21 (SGD) (c)	19,330,000	14,369,037

		42,679,910

South Korea—14.2%
Korea Monetary Stabilization Bond 0.905%, 04/02/23 (KRW)	34,690,000,000	30,590,929
Korea Treasury Bonds
0.875%, 12/10/23 (KRW)	27,639,000,000	24,233,390
1.125%, 06/10/24 (KRW)	7,685,000,000	6,759,250
1.250%, 12/10/22 (KRW)	64,900,000,000	57,712,295
1.875%, 03/10/22 (KRW)	18,459,000,000	16,498,771

		135,794,635

Total Foreign Government (Cost $779,597,855)		674,475,649

U.S. Treasury & Government Agencies—16.2%

U.S. Treasury—16.2%
U.S. Treasury Notes
1.500%, 09/30/21	12,532,000	12,577,012
1.500%, 10/31/21	6,766,100	6,798,504
1.500%, 09/30/24 (d)	33,000,000	34,045,430
1.500%, 10/31/24 (d)	15,650,000	16,148,844
1.750%, 12/31/24	52,891,000	55,039,697
2.125%, 12/31/21 (d)	10,000,000	10,102,344
2.875%, 05/31/25	17,750,000	19,269,843

Total U.S. Treasury & Government Agencies (Cost $151,153,601)		153,981,674

Short-Term Investment—11.3%

Repurchase Agreement—11.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $108,154,381; collateralized by U.S. Treasury Notes with rates ranging from 0.125% - 2.375%, maturity dates ranging from 01/15/24 - 02/29/24, and an aggregate market value of $110,317,492.	108,154,381	108,154,381

Total Short-Term Investments (Cost $108,154,381)		108,154,381

Securities Lending Reinvestments (e)—4.6%
Security Description	Principal Amount*	Value

Certificate of Deposit—0.0%
Agricultural Bank of China 0.100%, 07/01/21	300,000	300,000

Repurchase Agreements—2.8%
Barclays Bank plc Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $1,300,007; collateralized by various Common Stock with an aggregate market value of $1,444,555.	1,300,000	1,300,000
Barclays Capital, Inc. Repurchase Agreement dated 06/30/21 at 0.030%, due on 07/01/21 with a maturity value of $8,082,347; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/29 - 11/15/43, and an aggregate market value of $8,243,987.	8,082,340	8,082,340
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $2,000,003; collateralized by U.S. Government Agency Obligations with rates ranging from 0.920% - 7.500%, maturity dates ranging from 11/01/23 - 06/20/71, and an aggregate market value of $2,040,000.	2,000,000	2,000,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $400,002; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $408,000.	400,000	400,000
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $2,300,006; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $2,346,945.	2,300,000	2,300,000
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $3,000,123; collateralized by various Common Stock with an aggregate market value of $3,333,353.	3,000,000	3,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $600,029; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $666,667.	600,000	600,000
Repurchase Agreement dated 06/30/21 at 0.260%, due on 07/07/21 with a maturity value of $2,600,131; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 3.875%, maturity dates ranging from 12/31/23 - 04/15/29, and various Common Stock with an aggregate market value of $2,889,399.	2,600,000	2,600,000

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (e)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 06/30/21 at 0.180%, due on 07/01/21 with a maturity value of $5,000,025; collateralized by various Common Stock with an aggregate market value of $5,555,671.	5,000,000	$5,000,000
Repurchase Agreement dated 06/30/21 at 0.185%, due on 07/01/21 with a maturity value of $900,005; collateralized by various Common Stock with an aggregate market value of $1,000,032.	900,000	900,000

		26,182,340

Time Deposits—0.2%
ABN AMRO Bank NV 0.080%, 07/01/21	2,000,000	2,000,000
Landesbank Baden-Wuettertemberg (London) 0.130%, 07/01/21	200,000	200,000

		2,200,000

Mutual Funds—1.6%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (f)	5,000,000	5,000,000
Fidelity Government Portfolio, Institutional Class 0.010% (f)	3,000,000	3,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (f)	1,000,000	1,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (f)	5,000,000	5,000,000
Wells Fargo Government Money Market Fund, Select Class 0.030% (f)	1,255,669	1,255,669

		15,255,669

Total Securities Lending Reinvestments (Cost $43,938,009)		43,938,009

Total Investments—102.9% (Cost $1,082,843,846)		980,549,713
Other assets and liabilities (net)—(2.9)%		(27,268,622)

Net Assets—100.0%		$953,281,091

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	Principal amount of security is adjusted for inflation.
(c)	The rate shown represents current yield to maturity.
(d)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $42,947,997 and the collateral received consisted of cash in the amount of $43,938,009. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(f)	The rate shown represents the annualized seven-day yield as of June 30, 2021.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2021, the market value of 144A securities was $33,104,215, which is 3.5% of net assets.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CLP	363,810,000	JPMC	07/01/21	USD	500,771	$(5,380)
CLP	445,720,000	GSBU	07/02/21	USD	614,786	(7,861)
CLP	716,580,000	JPMC	07/02/21	USD	988,032	(12,283)
CLP	1,250,670,000	JPMC	07/06/21	USD	1,741,213	(38,414)
CLP	366,600,000	GSBU	07/15/21	USD	507,665	(8,647)
CLP	1,169,213,444	GSBU	08/06/21	USD	1,657,965	(67,244)
CLP	1,419,730,000	GSBU	08/06/21	USD	1,946,809	(15,260)
CLP	445,720,000	GSBU	08/09/21	USD	605,285	1,069
CLP	1,496,812,255	GSBU	08/16/21	USD	2,119,710	(83,853)

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CLP	628,720,981	GSBU	08/17/21	USD	887,899	$(32,781)
CLP	804,099,204	GSBU	08/17/21	USD	1,137,404	(43,756)
CLP	3,262,900,000	JPMC	08/17/21	USD	4,577,857	(140,016)
CLP	750,100,000	GSBU	09/01/21	USD	1,024,629	(4,847)
CLP	1,185,373,763	GSBU	09/01/21	USD	1,634,052	(22,503)
CLP	366,600,000	GSBU	09/15/21	USD	504,854	(6,658)
CLP	1,795,754,751	GSBU	09/15/21	USD	2,475,264	(34,897)
CLP	363,810,000	JPMC	09/24/21	USD	490,165	4,108
CLP	366,110,000	JPMC	09/24/21	USD	493,263	4,134
CLP	716,580,000	JPMC	09/24/21	USD	965,455	8,091
CLP	374,400,000	GSBU	09/29/21	USD	510,360	(1,775)
CLP	2,691,900,000	JPMC	09/30/21	USD	3,761,167	(104,601)
CLP	1,250,670,000	JPMC	10/04/21	USD	1,695,847	2,810
CLP	752,740,000	GSBU	12/23/21	USD	1,011,299	7,579
CLP	752,740,000	GSBU	12/23/21	USD	1,023,412	(4,534)
CNH	55,783,810	CBNA	07/14/21	USD	8,548,195	71,053
CNH	19,700,000	BNP	08/03/21	USD	3,010,621	28,992
CNH	36,460,080	BOA	09/10/21	USD	5,676,267	(65,159)
CNH	52,781,030	CBNA	09/10/21	USD	8,216,225	(93,367)
CNH	83,341,700	CBNA	09/10/21	USD	12,973,894	(147,831)
CNH	105,579,210	BOA	09/13/21	USD	16,412,126	(167,495)
CNH	60,400,810	HSBC	10/15/21	USD	9,087,133	184,454
CNH	41,966,000	JPMC	11/22/21	USD	6,432,695	(6,963)
CNH	52,239,590	JPMC	12/10/21	USD	8,080,120	(90,775)
CNH	84,053,150	JPMC	12/13/21	USD	12,996,147	(143,877)
CNH	60,796,230	HSBC	12/15/21	USD	9,395,328	(100,412)
EUR	8,120,000	CBNA	08/16/21	USD	9,702,750	(65,649)
INR	102,619,900	HSBC	07/12/21	USD	1,369,452	9,778
INR	87,540,800	JPMC	09/07/21	USD	1,163,812	5,424
INR	85,052,900	CBNA	09/08/21	USD	1,131,098	4,780
INR	113,234,200	JPMC	09/08/21	USD	1,515,204	(2,966)
INR	37,997,400	CBNA	09/09/21	USD	512,682	(5,286)
INR	64,525,900	CBNA	09/09/21	USD	870,619	(8,976)
INR	102,907,080	HSBC	09/13/21	USD	1,393,612	(20,074)
INR	63,624,900	CBNA	11/10/21	USD	835,301	8,259
INR	321,000,000	JPMC	12/20/21	USD	4,276,351	(40,114)
INR	87,293,700	JPMC	01/27/22	USD	1,130,894	15,921
INR	620,000,000	SCB	03/22/22	USD	8,086,605	5,767
KRW	19,365,700,000	CBNA	07/21/21	USD	17,326,384	(131,992)
KRW	19,523,500,000	JPMC	07/22/21	USD	17,507,597	(173,187)
KRW	27,000,000,000	DBAG	09/23/21	USD	23,868,458	99,950
MXN	138,954,500	CBNA	07/08/21	USD	7,006,510	(41,023)
MXN	138,954,500	CBNA	07/08/21	USD	7,006,510	(41,023)
MXN	310,400,000	HSBC	08/05/21	USD	15,182,493	324,211
NOK	50,224,500	JPMC	09/20/21	USD	5,776,915	58,091
NZD	4,480,000	BOA	09/21/21	USD	3,176,376	(45,633)
NZD	14,760,000	JPMC	12/20/21	USD	10,529,208	(219,222)
NZD	5,280,000	CBNA	12/21/21	USD	3,741,672	(53,566)
NZD	5,270,000	JPMC	12/21/21	USD	3,725,843	(44,722)
SGD	2,210,000	MSCS	07/22/21	USD	1,664,119	(20,630)
SGD	7,200,000	CBNA	09/22/21	USD	5,362,929	(8,639)
SGD	2,790,000	MSCS	10/21/21	USD	2,090,130	(15,505)

Contracts to Deliver
AUD	22,218,024	CBNA	08/16/21	USD	17,389,603	723,757
AUD	22,223,000	HSBC	11/17/21	USD	17,190,602	514,656

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	22,494,000	JPMC	11/18/21	USD	17,375,108	$495,727
CLP	363,810,000	JPMC	07/01/21	USD	490,634	(4,757)
CLP	445,720,000	GSBU	07/02/21	USD	605,598	(1,328)
CLP	716,580,000	JPMC	07/02/21	USD	966,366	(9,382)
CLP	1,250,670,000	JPMC	07/06/21	USD	1,698,126	(4,674)
EUR	12,500,000	DBAG	08/03/21	USD	15,161,875	330,208
EUR	8,120,000	CBNA	08/16/21	USD	9,876,397	239,295
EUR	8,349,000	MSCS	08/27/21	USD	10,245,601	334,580
EUR	4,839,649	DBAG	10/15/21	USD	5,923,730	172,552
EUR	8,660,000	CBNA	10/21/21	USD	10,394,078	101,507
EUR	8,660,000	CBNA	10/22/21	USD	10,466,822	174,002
EUR	23,038,000	CBNA	11/10/21	USD	27,760,329	365,981
EUR	8,120,622	HSBC	11/17/21	USD	9,848,528	190,709
EUR	8,120,000	CBNA	11/18/21	USD	9,840,506	183,193
MXN	153,745,000	CBNA	07/08/21	USD	7,140,668	(566,235)
MXN	124,164,000	CBNA	07/08/21	USD	5,804,443	(419,628)
MXN	604,740,000	HSBC	08/05/21	USD	29,347,051	(864,046)
MXN	370,448,600	HSBC	08/05/21	USD	17,977,706	(528,857)
MXN	219,300,000	HSBC	08/05/21	USD	10,816,916	(138,690)
MXN	328,699,000	CBNA	08/13/21	USD	16,085,099	(319,603)
MXN	281,980,000	CBNA	08/23/21	USD	13,542,537	(513,214)
MXN	152,232,000	CBNA	08/23/21	USD	7,034,945	(553,306)
MXN	138,954,500	CBNA	10/01/21	USD	6,931,782	39,992
MXN	138,954,500	CBNA	11/01/21	USD	6,902,171	40,163

Cross Currency Contracts to Buy
AUD	567,476	HSBC	07/12/21	JPY	48,004,497	(6,535)
AUD	8,100,000	HSBC	07/12/21	JPY	686,655,630	(106,350)
AUD	21,926,964	JPMC	07/13/21	JPY	1,855,171,829	(255,300)
CAD	21,347,000	DBAG	08/03/21	EUR	13,737,692	920,370
CAD	6,254,227	HSBC	08/03/21	EUR	4,023,537	271,216
CAD	3,260,000	CBNA	08/03/21	EUR	2,089,795	150,227
CAD	1,289,781	MSCS	08/25/21	EUR	872,595	4,643
CAD	9,729,000	BOA	11/02/21	EUR	6,229,271	442,891
CAD	5,929,400	HSBC	11/02/21	EUR	3,798,974	266,944
CAD	6,254,227	HSBC	11/03/21	EUR	4,184,283	70,799
CAD	5,434,300	GSBU	11/22/21	EUR	3,683,085	3,343
EUR	5,650,000	HSBC	08/18/21	JPY	749,601,885	(44,112)
EUR	8,120,000	HSBC	08/18/21	JPY	1,075,837,476	(50,191)
JPY	722,477,461	HSBC	07/12/21	AUD	8,667,476	3,216
JPY	1,472,126,966	JPMC	07/13/21	AUD	17,586,203	62,647
JPY	330,271,190	JPMC	07/13/21	AUD	4,340,762	(282,420)
JPY	873,892,309	HSBC	08/18/21	EUR	6,801,740	(203,661)
JPY	1,118,503,795	HSBC	08/18/21	EUR	8,705,516	(260,547)
JPY	1,256,461,356	CBNA	08/24/21	EUR	9,791,549	(308,076)
JPY	1,098,296,170	HSBC	10/25/21	EUR	8,705,927	(451,162)
NOK	71,630,000	DBAG	08/03/21	EUR	6,856,645	184,965
NOK	38,458,900	DBAG	09/15/21	EUR	3,572,189	225,908
NOK	77,945,750	JPMC	09/16/21	EUR	7,690,219	(77,160)
NOK	79,604,000	JPMC	09/20/21	EUR	7,466,632	380,302
NOK	28,100,000	JPMC	09/20/21	EUR	2,733,032	18,647
NOK	111,182,775	JPMC	09/30/21	EUR	11,009,068	(160,854)
NOK	77,945,750	JPMC	10/19/21	EUR	7,734,689	(137,508)
NOK	28,842,600	DBAG	06/20/22	EUR	2,817,045	(25,314)
NOK	78,500,000	CBNA	06/21/22	EUR	7,624,098	(17,916)
SEK	35,194,000	DBAG	07/15/21	EUR	3,443,151	29,032

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Cross Currency Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
SEK	47,800,000	DBAG	08/03/21	EUR	4,692,669	$18,992
SEK	197,100,000	DBAG	08/05/21	EUR	19,423,312	(9,291)
SEK	30,712,100	DBAG	09/15/21	EUR	2,984,365	47,035
SEK	41,792,883	DBAG	09/16/21	EUR	4,112,178	3,305
SEK	2,199,625	DBAG	09/16/21	EUR	216,430	174
SEK	26,395,500	DBAG	10/18/21	EUR	2,601,311	(3,948)
SEK	26,395,500	DBAG	10/19/21	EUR	2,600,516	(3,039)
SEK	70,387,997	DBAG	11/17/21	EUR	6,912,644	15,414
SEK	70,388,003	DBAG	12/13/21	EUR	6,980,236	(67,455)
SEK	37,516,293	DBAG	12/16/21	EUR	3,707,950	(21,270)
SEK	14,250,000	JPMC	12/17/21	EUR	1,408,743	(8,496)
SEK	30,676,200	DBAG	06/15/22	EUR	3,033,793	(27,871)

Net Unrealized Depreciation						$(970,729)

Securities in the amount of $1,827,614 have been received at the custodian bank as collateral for forward foreign currency exchange contracts.

Glossary of Abbreviations

Counterparties

(BNP)—	BNP Paribas S.A.
(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(DBAG)—	Deutsche Bank AG
(GSBU)—	Goldman Sachs Bank USA
(HSBC)—	HSBC Bank plc
(JPMC)—	JPMorgan Chase Bank N.A.
(MSCS)—	Morgan Stanley Capital Services LLC
(SCB)—	Standard Chartered Bank

Currencies

(ARS)—	Argentine Peso
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CLP)—	Chilean Peso
(CNH)—	Chinese Renminbi
(COP)—	Colombian Peso
(EUR)—	Euro
(GHS)—	Ghana Cedi
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar

Index Abbreviations

(BADLAR)—	Buenos Aires Deposits of Large Amount Rate Index

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Government*	$—	$674,475,649	$—	$674,475,649
Total U.S. Treasury & Government Agencies*	—	153,981,674	—	153,981,674
Total Short-Term Investment*	—	108,154,381	—	108,154,381
Securities Lending Reinvestments
Certificate of Deposit	—	300,000	—	300,000
Repurchase Agreements	—	26,182,340	—	26,182,340
Time Deposits	—	2,200,000	—	2,200,000
Mutual Funds	15,255,669	—	—	15,255,669
Total Securities Lending Reinvestments	15,255,669	28,682,340	—	43,938,009
Total Investments	$15,255,669	$965,294,044	$—	$980,549,713

Collateral for Securities Loaned (Liability)	$—	$(43,938,009)	$—	$(43,938,009)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$7,870,863	$—	$7,870,863
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(8,841,592)	—	(8,841,592)
Total Forward Contracts	$—	$(970,729)	$—	$(970,729)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$872,395,332
Repurchase Agreement at value which equals cost	108,154,381
Cash denominated in foreign currencies (c)	8,819,508
Cash collateral for forward foreign currency exchange contracts	5,142,458
Unrealized appreciation on forward foreign currency exchange contracts	7,870,863
Receivable for:
Fund shares sold	48,206
Dividends and interest	5,929,725

Total Assets	1,008,360,473
Liabilities
Cash collateral for forward foreign currency exchange contracts	260,000
Unrealized depreciation on forward foreign currency exchange contracts	8,841,592
Collateral for securities loaned	43,938,009
Payables for:
Fund shares redeemed	45,184
Foreign taxes	870,632
Accrued Expenses:
Management fees	474,175
Distribution and service fees	9,142
Deferred trustees’ fees	182,883
Other expenses	457,765

Total Liabilities	55,079,382

Net Assets	$953,281,091

Net Assets Consist of:
Paid in surplus	$1,147,487,508
Distributable earnings (Accumulated losses) (d)	(194,206,417)

Net Assets	$953,281,091
Net Assets
Class A	$909,016,873
Class B	44,264,218
Capital Shares Outstanding*
Class A	112,624,402
Class B	5,581,303
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.07
Class B	7.93

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $974,689,465.
(b)	Includes securities loaned at value of $42,947,997.
(c)	Identified cost of cash denominated in foreign currencies was $8,832,483.
(d)	Includes foreign capital gains tax of $870,632.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Interest (a)	$12,021,299
Securities lending income	24,264

Total investment income	12,045,563
Expenses
Management fees	3,096,247
Administration fees	27,579
Custodian and accounting fees	233,097
Distribution and service fees—Class B	54,610
Audit and tax services	48,766
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	25,487
Insurance	3,735
Miscellaneous	8,656

Total expenses	3,549,577
Less management fee waiver	(5,035)

Net expenses	3,544,542

Net Investment Income	8,501,021

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	(5,485,439)
Foreign currency transactions	(277,348)
Forward foreign currency transactions	(28,020,405)

Net realized gain (loss)	(33,783,192)

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(26,899,192)
Foreign currency transactions	(161,701)
Forward foreign currency transactions	21,247,363

Net change in unrealized appreciation (depreciation)	(5,813,530)

Net realized and unrealized gain (loss)	(39,596,722)

Net Increase (Decrease) in Net Assets From Operations	$(31,095,701)

(a)	Net of foreign withholding taxes of $1,119,322.
(b)	Net of foreign capital gains tax of $27,533.
(c)	Includes change in foreign capital gains tax of $285,548.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$8,501,021	$34,093,123
Net realized gain (loss)	(33,783,192)	(120,603,259)
Net change in unrealized appreciation (depreciation)	(5,813,530)	24,764,040

Increase (decrease) in net assets from operations	(31,095,701)	(61,746,096)

From Distributions to Shareholders
Class A	0	(65,163,960)
Class B	0	(2,615,600)
From return of capital
Class A	0	(381,426)
Class B	0	(15,309)

Total distributions	0	(68,176,295)

Increase (decrease) in net assets from capital share transactions	(47,513,596)	79,747,351

Total increase (decrease) in net assets	(78,609,297)	(50,175,040)
Net Assets
Beginning of period	1,031,890,388	1,082,065,428

End of period	$953,281,091	$1,031,890,388

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	9,443,341	$77,869,476	$6,195,896	$52,199,740
Reinvestments	0	0	7,935,277	65,545,386
Redemptions	(15,696,623)	(127,542,418)	(4,698,978)	(42,292,907)

Net increase (decrease)	(6,253,282)	$(49,672,942)	9,432,195	$75,452,219

Class B
Sales	482,795	$3,882,241	885,130	$7,335,111
Reinvestments	0	0	323,208	2,630,909
Redemptions	(215,576)	(1,722,895)	(651,198)	(5,670,888)

Net increase (decrease)	267,219	$2,159,346	557,140	$4,295,132

Increase (decrease) derived from capital shares transactions		$(47,513,596)		$79,747,351

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020		2019	2018	2017		2016
Net Asset Value, Beginning of Period	$8.31		$9.48		$10.22	$10.08	$10.04		$9.96

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.07		0.29		0.43	0.40	0.35		0.25
Net realized and unrealized gain (loss)	(0.31)		(0.84)		(0.28)	(0.26)	(0.31)		(0.14)

Total income (loss) from investment operations	(0.24)		(0.55)		0.15	0.14	0.04		0.11

Less Distributions
Distributions from net investment income	0.00		(0.62)		(0.87)	0.00	0.00		0.00
Distributions from net realized capital gains	0.00		0.00		(0.02)	0.00	(0.00	)(b)	(0.03)
Distributions from return of capital	0.00		(0.00	)(c)	0.00	0.00	0.00		0.00

Total distributions	0.00		(0.62)		(0.89)	0.00	0.00		(0.03)

Net Asset Value, End of Period	$8.07		$8.31		$9.48	$10.22	$10.08		$10.04

Total Return (%) (d)	(2.89	)(e)	(5.75)		1.44	1.29	0.44		1.07

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	(f)	0.68		0.68	0.70	0.70		0.69
Net ratio of expenses to average net assets (%) (g)	0.68	(f)	0.68		0.68	0.70	0.69		0.69
Ratio of net investment income (loss) to average net assets (%)	1.66	(f)	3.36		4.35	3.95	3.39		2.57
Portfolio turnover rate (%)	32	(e)	37		31	34	68		15
Net assets, end of period (in millions)	$909.0		$988.4		$1,037.7	$1,144.8	$1,245.4		$1,229.2

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020		2019	2018	2017		2016
Net Asset Value, Beginning of Period	$8.18		$9.33		$10.07	$9.96	$9.94		$9.89

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.06		0.27		0.40	0.37	0.32		0.22
Net realized and unrealized gain (loss)	(0.31)		(0.82)		(0.28)	(0.26)	(0.30)		(0.14)

Total income (loss) from investment operations	(0.25)		(0.55)		0.12	0.11	0.02		0.08

Less Distributions
Distributions from net investment income	0.00		(0.60)		(0.84)	0.00	0.00		0.00
Distributions from net realized capital gains	0.00		0.00		(0.02)	0.00	(0.00	)(b)	(0.03)
Distributions from return of capital	0.00		(0.00	)(c)	0.00	0.00	0.00		0.00

Total distributions	0.00		(0.60)		(0.86)	0.00	0.00		(0.03)

Net Asset Value, End of Period	$7.93		$8.18		$9.33	$10.07	$9.96		$9.94

Total Return (%) (d)	(3.06	)(e)	(5.91)		1.17	1.10 (h)	0.24	(h)	0.77 (h)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	(f)	0.93		0.93	0.95	0.95		0.94
Net ratio of expenses to average net assets (%) (g)	0.93	(f)	0.93		0.93	0.95	0.94		0.94
Ratio of net investment income (loss) to average net assets (%)	1.41	(f)	3.12		4.11	3.69	3.13		2.32
Portfolio turnover rate (%)	32	(e)	37		31	34	68		15
Net assets, end of period (in millions)	$44.3		$43.5		$44.4	$45.5	$52.5		$55.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net realized capital gains were less than $0.01.
(c)	Distributions from return of capital were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(h)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Templeton International Bond Portfolio (the “Portfolio”), which is non-diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to distributions from return of capital and net operating losses.These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $108,154,381, which is reflected as repurchase agreement on the Statement of Assets and Liabilities. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $26,182,340, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as U.S. Treasury in the Portfolio’s Schedule of Investments as of June 30, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$7,870,863	Unrealized depreciation on forward foreign currency exchange contracts	$8,841,592

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2021.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$442,891	$(278,287)	$—	$164,604
BNP Paribas S.A.	28,992	—	—	28,992
Citibank N.A.	2,102,209	(2,102,209)	—	—
Deutsche Bank AG	2,047,905	(158,188)	(1,827,614)	62,103
Goldman Sachs Bank USA	11,991	(11,991)	—	—
HSBC Bank plc	1,835,983	(1,835,983)	—	—
JPMorgan Chase Bank N.A.	1,055,902	(1,055,902)	—	—
Morgan Stanley Capital Services LLC	339,223	(36,135)	—	303,088
Standard Chartered Bank	5,767	—	(5,767)	—

	$7,870,863	$(5,478,695)	$(1,833,381)	$558,787

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2021.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$278,287	$(278,287)	$—	$—
Citibank N.A.	3,295,330	(2,102,209)	(1,193,121)	—
Deutsche Bank AG	158,188	(158,188)	—	—
Goldman Sachs Bank USA	335,944	(11,991)	(300,000)	23,953
HSBC Bank plc	2,774,637	(1,835,983)	(938,654)	—
JPMorgan Chase Bank N.A.	1,963,071	(1,055,902)	(762,458)	144,711
Morgan Stanley Capital Services LLC	36,135	(36,135)	—	—

	$8,841,592	$(5,478,695)	$(3,194,233)	$168,664

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$(28,020,405)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$21,247,363

For the six months ended June 30, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$1,130,263,846

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$213,721,652	$46,677,625	$176,302,652

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.600% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2021 were $3,096,247.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Franklin Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.020%	On amounts over $	1 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$1,082,747,725

Gross unrealized appreciation	17,467,893
Gross unrealized depreciation	(120,732,753)

Net unrealized appreciation (depreciation)	$(103,264,860)

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2020	2019	2020	2019	2020	2019	2020	2019
$67,779,560	$91,425,520	$—	$1,974,809	$396,735	$—	$68,176,295	$93,400,329

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$—	$(81,063,860)	$(81,873,093)	$(162,936,953)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

At December 31, 2020, the Portfolio had accumulated long-term capital losses of $81,873,093.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-24

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A, B, and E shares of the Brighthouse/Wellington Large Cap Research Portfolio returned 14.18%, 13.94%, and 14.08%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index¹, returned 15.25%.

MARKET ENVIRONMENT / CONDITIONS

In the first quarter of 2021, U.S. equities rallied, bolstered by an accelerating vaccine rollout, substantial fiscal and monetary policy tailwinds, and upbeat forecasts for economic growth and earnings. Expectations for a strong rebound in the U.S. economy sparked inflationary fears, contributing to a pro-cyclical rotation. The U.S. Federal Reserve (the “Fed”) also raised its median economic growth projection for 2021 to 6.5%, up from 4.2% in December, due to the accelerating vaccine rollout and fiscal stimulus. Corporate earnings remained a bright spot in the U.S. economy, with companies providing upward revisions to their forward earnings estimates along with optimistic commentary and sentiment. In the second quarter, U.S. equities continued to rally for the fifth consecutive quarter amid a backdrop of improving vaccination rates, accelerating economic growth, and a broader reopening of the economy. Inflation rose sharply during the quarter, as robust demand for goods and services, along with significant global supply-chain disruptions, drove consumer and producer prices sharply higher. The Fed held steadfast in its view that elevated price pressures should prove transitory, but rattled markets by considerably raising its inflation forecast for 2021 and signaling the potential for two interest-rate hikes in 2023. This hawkish shift in expectations triggered a rotation from value and cyclically sensitive stocks to growth stocks toward the end of the quarter. A bipartisan group of senators reached an agreement with President Joe Biden on an infrastructure package worth approximately $1.2 trillion. The package faces considerable legislative hurdles, with Democratic Party leaders insisting the plan could only advance in tandem with a much larger social policy bill funded through higher corporate taxes, which are vehemently opposed by Republicans.

Returns varied by market-cap. Mid-cap stocks, as measured by the S&P MidCap 400 Index, outperformed large-cap and small cap stocks, as measured by the S&P 500 Index and Russell 2000 Index, respectively.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark, the S&P 500 Index, for the six-month period ended June 30, 2021. Weak stock selection within the Information Technology, Consumer Staples, and Real Estate sectors detracted most from relative performance. This was slightly offset by stronger stock selection within the Communication Services, Health Care and Utilities sectors.

Top detractors from relative returns during the period included an overweight position in Global Payments (Information Technology), an underweight position in NVIDIA (Information Technology), and an out-of-benchmark position in Performance Food Group (Consumer Staples). The Portfolio’s overweight to Global Payments, provider of payment technology services, was the top detractor during the period. While the company reported better-than-expected first quarter earnings driven by strength in its Merchant Solutions and Business and Consumer segments, shares came under pressure amid investors’ elevated expectations for Merchant growth. The underweight position in NVIDIA, a graphics-chip maker, detracted from relative results. Shares of NVIDIA rose during the period as market participants became more bullish on the company’s outlook following the release of first quarter earnings in late May. Revenue grew 84% year-over-year, while earnings per share (“EPS”) rose 106%, to the highest level in the company’s history. The company also gave a bullish forecast on demand for chips used in gaming personal computers, data centers and cryptocurrency mining. The Portfolio initiated a small position in NVIDIA during the period. The out-of-benchmark position in Performance Food Group, a food distribution company, detracted from relative performance during the period. Shares fell in the second quarter after the company posted earnings that missed adjusted EPS expectations. Later in the period, management announced a $2.1B acquisition of Core-Mark, a large wholesale distributor to the convenience retail industry. Volatility remains high for food distributors amid widespread restaurant closures and spectator events with limited capacity. The Portfolio continued to hold Global Payments and Performance Food Group at the end of the period.

Top contributors to relative performance during the period included positioning in JPMorgan Chase (Financials), an overweight position in Charles Schwab (Financials), and an underweight position in Apple (Information Technology). The Portfolio’s positioning in JPMorgan, an investment bank and financial services company, was the top contributor to relative performance. Shares ended the period higher along with the broader Financials sector. The bank reported fourth and first-quarter results that came in ahead of estimates, largely due to better-than-anticipated revenues and lower provision expense. Shares were bolstered by an improving economy and an expected rise in interest rates, improving the outlook for major banks and insurers. The Portfolio exited its position in JPMorgan during the period in favor of Bank of America. The Portfolio’s overweight to Charles Schwab, a financial services company providing securities brokerage, banking, and wealth management services, was a top contributor to relative performance. Shares rose over the period after revenue spiked 80% in the first quarter as the company opened more than three million new brokerage accounts in the quarter. The company has benefited from substantial new account growth amid increasing demand for retail trading. The Portfolio’s underweight position in Apple, a consumer electronics company, was also a top contributor to relative results. Shares of Apple underperformed the broader index during the period. Apple achieved record revenue numbers in the first quarter of fiscal year 2021 largely due to the roll-out of the new iPhone 12. However, the market suggests

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

demand for the iPhone 12 may be normalizing following the initial uptick, as well as from weaker consumer spending in China, and thus production estimates have been revised downward modestly. The Portfolio continues to hold Charles Schwab and Apple at the end of the period.

As a reminder, the Portfolio is managed in an industry-neutral structure relative to the benchmark, which ensures stock selection is the primary driver of performance; however, the Portfolio’s absolute exposure to the Health Care sector increased over the period while its exposure to the Information Technology sector decreased. On an absolute basis, the Portfolio ended the period with the most exposure to the Information Technology, Health Care, and Communication Services sectors.

Mary Pryshlak

Jonathan White

Portfolio Managers

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
Brighthouse/Wellington Large Cap Research Portfolio
Class A	14.18	43.21	17.68	14.18
Class B	13.94	42.71	17.38	13.89
Class E	14.08	42.96	17.49	14.01
S&P 500 Index	15.25	40.79	17.65	14.84

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
Microsoft Corp.	5.4
Amazon.com, Inc.	5.0
Alphabet, Inc. - Class A	4.7
Apple, Inc.	3.9
Facebook, Inc. - Class A	3.0
Bank of America Corp.	2.1
Charles Schwab Corp. (The)	1.9
Charter Communications, Inc. - Class A	1.5
Performance Food Group Co.	1.3
Global Payments, Inc.	1.2

Top Sectors

% of Net Assets
Information Technology	21.6
Health Care	14.7
Communication Services	13.1
Financials	12.3
Consumer Discretionary	10.8
Industrials	8.2
Consumer Staples	7.5
Energy	3.1
Materials	2.7
Utilities	2.5

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Wellington Large Cap Research Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.50%	$1,000.00	$1,141.80	$2.66
	Hypothetical*	0.50%	$1,000.00	$1,022.32	$2.51

Class B (a)	Actual	0.75%	$1,000.00	$1,139.40	$3.98
	Hypothetical*	0.75%	$1,000.00	$1,021.08	$3.76

Class E (a)	Actual	0.65%	$1,000.00	$1,140.80	$3.45
	Hypothetical*	0.65%	$1,000.00	$1,021.57	$3.26

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—98.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.2%
Boeing Co. (The) (a) (b)	65,716	$15,742,925
Lockheed Martin Corp.	48,864	18,487,694
Raytheon Technologies Corp.	296,940	25,331,952

		59,562,571

Air Freight & Logistics—0.6%
FedEx Corp.	56,337	16,807,017

Airlines—0.2%
JetBlue Airways Corp. (b)	339,317	5,693,739

Automobiles—0.6%
Tesla, Inc. (b)	25,236	17,152,909

Banks—2.1%
Bank of America Corp.	1,402,025	57,805,491

Beverages—1.4%
Constellation Brands, Inc. - Class A	105,110	24,584,178
Monster Beverage Corp. (b)	148,377	13,554,239

		38,138,417

Biotechnology—2.0%
Alnylam Pharmaceuticals, Inc. (b)	8,648	1,466,009
ALX Oncology Holdings, Inc. (b)	4,024	220,032
Amicus Therapeutics, Inc. (a) (b)	56,509	544,747
Apellis Pharmaceuticals, Inc. (a) (b)	27,143	1,715,438
Arena Pharmaceuticals, Inc. (a) (b)	12,744	869,141
Ascendis Pharma A/S (ADR) (b)	7,124	937,162
BioAtla, Inc. (a) (b)	10,313	437,065
Biogen, Inc. (b)	15,799	5,470,720
Celldex Therapeutics, Inc. (a) (b)	18,924	632,819
Exact Sciences Corp. (a) (b)	49,209	6,117,171
Immunocore Holdings plc (ADR) (a) (b)	13,049	509,563
Incyte Corp. (b)	25,225	2,122,179
Kodiak Sciences, Inc. (a) (b)	9,443	878,199
Mersana Therapeutics, Inc. (a) (b)	39,111	531,127
Mirati Therapeutics, Inc. (b)	7,465	1,205,821
Myovant Sciences, Ltd. (a) (b)	495,693	11,286,930
Regeneron Pharmaceuticals, Inc. (b)	10,909	6,093,113
REVOLUTION Medicines, Inc. (a) (b)	18,281	580,239
Rocket Pharmaceuticals, Inc. (a) (b)	18,894	836,815
Seagen, Inc. (b)	16,918	2,671,014
TCR2 Therapeutics, Inc. (a) (b)	34,414	564,734
Turning Point Therapeutics, Inc. (a) (b)	12,307	960,192
Vertex Pharmaceuticals, Inc. (b)	33,740	6,802,996
Verve Therapeutics, Inc. (a) (b)	18,109	1,091,067

		54,544,293

Building Products—0.9%
Johnson Controls International plc	237,013	16,266,202
Trane Technologies plc	44,331	8,163,111

		24,429,313

Capital Markets—5.1%
Ares Management Corp. - Class A (a)	283,681	18,039,275
Charles Schwab Corp. (The)	730,047	53,154,722
CME Group, Inc.	87,181	18,541,655
Hamilton Lane, Inc. - Class A	79,488	7,242,946
Morgan Stanley	184,746	16,939,361
S&P Global, Inc. (a)	43,807	17,980,583
StepStone Group, Inc. - Class A (a)	207,137	7,125,513

		139,024,055

Chemicals—2.5%
Cabot Corp.	143,248	8,155,109
Celanese Corp.	71,127	10,782,853
FMC Corp. (a)	90,167	9,756,069
Ingevity Corp. (b)	53,349	4,340,475
Linde plc	65,323	18,884,879
Livent Corp. (a) (b)	122,139	2,364,611
PPG Industries, Inc.	88,985	15,106,984

		69,390,980

Commercial Services & Supplies—0.4%
Waste Management, Inc.	83,277	11,667,940

Construction & Engineering—0.0%
Dycom Industries, Inc. (b)	17,030	1,269,246

Consumer Finance—1.4%
American Express Co.	183,921	30,389,267
OneMain Holdings, Inc.	119,243	7,143,848

		37,533,115

Containers & Packaging—0.2%
Ball Corp.	53,605	4,343,077

Diversified Consumer Services—0.1%
Houghton Mifflin Harcourt Co. (a) (b)	335,687	3,705,984

Diversified Financial Services—0.7%
Equitable Holdings, Inc.	514,116	15,654,832
Voya Financial, Inc. (a)	45,675	2,809,013

		18,463,845

Electric Utilities—2.6%
Duke Energy Corp.	225,290	22,240,629
Edison International	230,971	13,354,743
Exelon Corp.	363,003	16,084,663
FirstEnergy Corp.	498,357	18,543,864

		70,223,899

Energy Equipment & Services—0.3%
Schlumberger NV	222,607	7,125,650

Entertainment—0.9%
Electronic Arts, Inc.	58,520	8,416,932

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Entertainment—(Continued)
Netflix, Inc. (b)	31,691	$16,739,503

		25,156,435

Equity Real Estate Investment Trusts—2.1%
American Tower Corp.	60,122	16,241,357
Public Storage	18,620	5,598,848
Rexford Industrial Realty, Inc. (a)	179,791	10,239,097
Ryman Hospitality Properties, Inc. (a) (b)	126,683	10,002,890
Welltower, Inc.	185,150	15,385,965

		57,468,157

Food & Staples Retailing—2.2%
Performance Food Group Co. (b)	730,152	35,405,071
Sysco Corp.	218,568	16,993,662
U.S. Foods Holding Corp. (a) (b)	221,728	8,505,486

		60,904,219

Food Products—2.4%
Bunge, Ltd.	163,862	12,805,815
Lamb Weston Holdings, Inc.	225,325	18,174,715
Mondelez International, Inc. - Class A	466,756	29,144,245
Utz Brands, Inc. (a)	274,855	5,989,090

		66,113,865

Health Care Equipment & Supplies—4.6%
Align Technology, Inc. (b)	14,179	8,663,369
Baxter International, Inc.	203,743	16,401,312
Boston Scientific Corp. (b)	477,424	20,414,650
Danaher Corp.	93,187	25,007,663
Edwards Lifesciences Corp. (b)	150,468	15,583,971
Humana, Inc.	33,920	15,017,062
Insulet Corp. (b)	26,792	7,354,672
Intuitive Surgical, Inc. (b)	20,486	18,839,745

		127,282,444

Health Care Providers & Services—2.7%
agilon health, Inc. (b)	175,900	7,136,263
Anthem, Inc.	38,899	14,851,638
Centene Corp. (b)	193,051	14,079,209
HCA Healthcare, Inc.	31,848	6,584,256
Laboratory Corp. of America Holdings (b)	20,282	5,594,790
Lifestance Health Group, Inc. (b)	86,181	2,401,003
McKesson Corp.	21,471	4,106,114
UnitedHealth Group, Inc.	44,321	17,747,901

		72,501,174

Hotels, Restaurants & Leisure—2.6%
Airbnb, Inc. - Class A (a) (b)	117,525	17,997,778
Booking Holdings, Inc. (b)	4,412	9,653,853
Caesars Entertainment, Inc. (b)	122,451	12,704,291
Chipotle Mexican Grill, Inc. (a) (b)	9,200	14,263,128
Darden Restaurants, Inc.	64,313	9,389,055
Hyatt Hotels Corp. - Class A (a) (b)	101,037	7,844,513

		71,852,618

Industrial Conglomerates—0.2%
General Electric Co.	326,165	4,390,181

Insurance—3.1%
American Financial Group, Inc.	51,361	6,405,744
American International Group, Inc.	257,258	12,245,481
Assurant, Inc. (a)	68,990	10,774,858
Assured Guaranty, Ltd.	127,574	6,057,214
Chubb, Ltd.	97,383	15,478,054
Hartford Financial Services Group, Inc. (The)	119,310	7,393,641
Marsh & McLennan Cos., Inc.	80,062	11,263,122
Oscar Health, Inc. - Class A (a) (b)	195,960	4,213,140
Trupanion, Inc. (a) (b)	87,233	10,040,518

		83,871,772

Interactive Media & Services—8.7%
Alphabet, Inc. - Class A (b)	52,862	129,077,903
Facebook, Inc. - Class A (b)	239,047	83,119,032
Match Group, Inc. (b)	86,298	13,915,553
Snap, Inc. - Class A (a) (b)	204,188	13,913,370

		240,025,858

Internet & Direct Marketing Retail—5.0%
Amazon.com, Inc. (b)	39,990	137,571,998

IT Services—4.7%
FleetCor Technologies, Inc. (b)	26,521	6,790,967
Genpact, Ltd.	190,510	8,654,869
Global Payments, Inc.	179,208	33,608,668
GoDaddy, Inc. - Class A (b)	157,846	13,726,288
PayPal Holdings, Inc. (b)	89,633	26,126,227
Shopify, Inc. - Class A (b)	10,311	15,064,165
Snowflake, Inc. - Class A (b)	4,608	1,114,215
Visa, Inc. - A Shares (a)	83,902	19,617,966
WEX, Inc. (a) (b)	23,919	4,637,894

		129,341,259

Life Sciences Tools & Services—1.4%
Agilent Technologies, Inc.	110,723	16,365,967
ICON plc (a) (b)	12,799	2,645,681
Illumina, Inc. (b)	28,534	13,502,574
Syneos Health, Inc. (a) (b)	71,274	6,378,310

		38,892,532

Machinery—2.4%
Fortive Corp.	238,197	16,611,859
Ingersoll Rand, Inc. (b)	353,028	17,231,297
Kennametal, Inc. (a)	95,017	3,413,010
Otis Worldwide Corp.	109,736	8,973,113
Parker-Hannifin Corp.	9,998	3,070,486
Rexnord Corp. (a)	66,698	3,337,568
Westinghouse Air Brake Technologies Corp. (a)	161,622	13,301,490

		65,938,823

Media—3.2%
Charter Communications, Inc. - Class A (a) (b)	57,299	41,338,363

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Media—(Continued)
DISH Network Corp. - Class A (b)	193,069	$8,070,284
New York Times Co. (The) - Class A (a)	134,640	5,863,572
Omnicom Group, Inc. (a)	410,936	32,870,771

		88,142,990

Oil, Gas & Consumable Fuels—2.8%
ConocoPhillips (a)	239,641	14,594,137
Marathon Petroleum Corp.	149,074	9,007,051
Pioneer Natural Resources Co. (a)	36,157	5,876,236
Royal Dutch Shell plc - Class A (ADR) (a)	452,818	18,293,847
Royal Dutch Shell plc - Class B (ADR)	763,681	29,653,733

		77,425,004

Personal Products—0.3%
Estee Lauder Cos., Inc. (The) - Class A	28,178	8,962,858

Pharmaceuticals—4.6%
AstraZeneca plc (ADR) (a)	312,716	18,731,688
Bristol-Myers Squibb Co.	280,573	18,747,888
Elanco Animal Health, Inc. (b)	300,035	10,408,214
Eli Lilly and Co.	130,842	30,030,856
Novartis AG (ADR)	89,140	8,133,134
Pfizer, Inc.	822,575	32,212,037
Reata Pharmaceuticals, Inc. - Class A (a) (b)	5,367	759,591
Royalty Pharma plc - Class A	22,825	935,597
Theravance Biopharma, Inc. (a) (b)	385,342	5,595,166

		125,554,171

Professional Services—1.1%
Equifax, Inc.	8,825	2,113,676
IHS Markit, Ltd.	140,839	15,866,922
Legalzoom.com, Inc (b)	38,800	1,468,580
TransUnion	16,622	1,825,262
TriNet Group, Inc. (a) (b)	117,068	8,485,088

		29,759,528

Road & Rail—0.4%
CSX Corp.	160,140	5,137,291
J.B. Hunt Transport Services, Inc.	13,136	2,140,511
Knight-Swift Transportation Holdings, Inc. (a)	83,156	3,780,272

		11,058,074

Semiconductors & Semiconductor Equipment—4.9%
Advanced Micro Devices, Inc. (a) (b)	281,363	26,428,427
KLA Corp.	35,531	11,519,506
Lattice Semiconductor Corp. (a) (b)	117,686	6,611,600
Marvell Technology, Inc.	339,683	19,813,709
Micron Technology, Inc. (b)	248,029	21,077,504
NVIDIA Corp.	8,689	6,952,069
Skyworks Solutions, Inc.	31,971	6,130,439
Teradyne, Inc.	72,345	9,691,336

Semiconductors & Semiconductor Equipment—(Continued)
Texas Instruments, Inc.	136,256	26,202,029

		134,426,619

Software—8.2%
Adobe, Inc. (b)	20,499	12,005,034
Avalara, Inc. (a) (b)	23,933	3,872,360
Ceridian HCM Holding, Inc. (b)	11,070	1,061,834
Guidewire Software, Inc. (a) (b)	38,807	4,374,325
Microsoft Corp.	551,597	149,427,627
Q2 Holdings, Inc. (a) (b)	42,207	4,329,594
Rapid7, Inc. (a) (b)	30,463	2,882,714
Salesforce.com, Inc. (b)	102,192	24,962,440
SentinelOne, Inc. - Class A (b)	25,400	1,079,500
ServiceNow, Inc. (b)	15,642	8,596,061
UiPath, Inc. - Class A (a) (b)	6,900	468,717
Varonis Systems, Inc. (b)	56,952	3,281,574
Workday, Inc. - Class A (b)	36,804	8,786,587

		225,128,367

Specialty Retail—1.4%
Ross Stores, Inc.	93,568	11,602,432
TJX Cos., Inc. (The)	257,698	17,373,999
Ulta Beauty, Inc. (a) (b)	31,363	10,844,385

		39,820,816

Technology Hardware, Storage & Peripherals—3.9%
Apple, Inc.	787,650	107,876,544

Textiles, Apparel & Luxury Goods—1.0%
PVH Corp. (b)	113,427	12,203,611
Tapestry, Inc. (b)	347,794	15,122,083

		27,325,694

Wireless Telecommunication Services—0.5%
T-Mobile U.S., Inc. (a) (b)	97,544	14,127,298

Total Common Stocks (Cost $1,958,855,896)		2,707,800,839

Short-Term Investment—1.5%

Repurchase Agreement—1.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $41,084,401; collateralized by U.S. Treasury Note with rates ranging from 0.125% - 2.500%, maturity dates ranging from 01/31/25 - 04/15/25, and an aggregate market value of $41,906,194.	41,084,401	41,084,401

Total Short-Term Investments (Cost $41,084,401)		41,084,401

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (c)—8.8%

Security Description	Principal Amount*	Value

Certificates of Deposit—2.5%
Agricultural Bank of China 0.100%, 07/01/21	600,000	$599,999
Bank of Montreal Zero Coupon, 09/20/21	2,998,451	2,999,040
Bank of Montreal (Chicago)
0.176%, 1M BSBY + 0.120%, 12/01/21 (d)	6,000,000	6,000,075
Barclays Bank plc 0.100%, 09/09/21	6,000,000	5,999,526
Cooperatieve Rabobank UA 0.228%, 3M LIBOR + 0.040%, 01/11/22 (d)	5,000,000	5,001,450
Credit Industriel et Commercial Zero Coupon, 10/12/21	3,998,224	3,998,360
Industrial & Commercial Bank of China Ltd. 0.110%, 07/22/21	7,000,000	6,999,699
Mitsubishi UFJ Trust and Banking Corp. (London)
Zero Coupon, 08/11/21	999,566	999,840
Zero Coupon, 09/07/21	2,999,004	2,999,190
Mizuho Bank, Ltd. 0.200%, 09/14/21	5,000,000	5,000,630
MUFG Bank Ltd. 0.170%, 07/22/21	2,000,000	2,000,060
Natixis S.A. (New York) 0.208%, 3M LIBOR + 0.040%, 02/11/22 (d)	5,000,000	4,999,920
Oversea-Chinese Banking Corp., Ltd. 0.167%, 3M LIBOR + 0.020%, 03/25/22 (d)	5,000,000	5,000,020
Sumitomo Mitsui Banking Corp. 0.158%, 3M LIBOR + 0.030%, 09/10/21 (d)	7,000,000	7,000,168
Sumitomo Mitsui Trust Bank (London) Zero Coupon, 08/09/21	999,323	999,850
Zero Coupon, 09/01/21	2,998,527	2,999,250
Zero Coupon, 10/15/21	1,999,119	1,999,160
Svenska Handelsbanken AB 0.145%, 3M LIBOR + 0.020%, 09/17/21 (d)	4,000,000	4,000,080

		69,596,317

Commercial Paper—0.2%
Antalis S.A. 0.170%, 09/01/21	4,997,497	4,998,395

Master Demand Notes—0.2%
Natixis Financial Products LLC 0.330%, OBFR + 0.250%, 07/01/21 (d)	5,000,000	5,000,000

Repurchase Agreements—3.5%
Barclays Bank plc
Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $5,000,028; collateralized by various Common Stock with an aggregate market value of $5,555,982.	5,000,000	5,000,000
Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $2,000,070; collateralized by various Common Stock with an aggregate market value of $2,222,669.	2,000,000	2,000,000

Repurchase Agreements—(Continued)
Barclays Capital, Inc. Repurchase Agreement dated 06/30/21 at 0.030%, due on 07/01/21 with a maturity value of $8,764,669; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/29 - 11/15/43, and an aggregate market value of $8,939,955.	8,764,662	8,764,662
BofA Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $4,001,400; collateralized by various Common Stock with an aggregate market value of $4,400,001.	4,000,000	4,000,000
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $5,000,007; collateralized by U.S. Government Agency Obligations with rates ranging from 0.920% - 7.500%, maturity dates ranging from 11/01/23 - 06/20/71, and an aggregate market value of $5,100,000.	5,000,000	5,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $2,000,836; collateralized by U.S. Treasury Obligations at 2.000%, maturing 11/30/22, and various Common Stock with an aggregate market value of $2,196,455.	2,000,000	2,000,000
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $5,002,090; collateralized by U.S. Treasury Obligations at 0.125%, maturing 05/31/23, and various Common Stock with an aggregate market value of $5,497,639.	5,000,000	5,000,000
Deutsche Bank AG, London
Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $3,100,015; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $3,162,003.	3,100,000	3,100,000
Repurchase Agreement dated 06/30/21 at 0.230%, due on 07/01/21 with a maturity value of $3,000,019; collateralized by various Common Stock with an aggregate market value of $3,333,684.	3,000,000	3,000,000
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $18,000,050; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $18,367,398.	18,000,000	18,000,000
Morgan Stanley Repurchase Agreement dated 06/30/21 at 0.500%, due on 10/04/21 with a maturity value of $6,008,000; collateralized by various Common Stock with an aggregate market value of $6,600,099.	6,000,000	6,000,000
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $30,001,225; collateralized by various Common Stock with an aggregate market value of $33,333,528.	30,000,000	30,000,000

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $32,284; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $35,869.	32,282	$32,282
Repurchase Agreement dated 06/30/21 at 0.260%, due on 07/07/21 with a maturity value of $2,000,101; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 3.875%, maturity dates ranging from 12/31/23 - 04/15/29, and various Common Stock with an aggregate market value of $2,222,615.	2,000,000	2,000,000
Royal Bank of Canada Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $3,001,050; collateralized by various Common Stock with an aggregate market value of $3,333,367.	3,000,000	3,000,000

		96,896,944

Time Deposits—1.1%
ABN AMRO Bank NV 0.080%, 07/01/21	10,000,000	10,000,000
Landesbank Baden-Wuettertemberg (London) 0.130%, 07/01/21	1,500,000	1,500,000
National Bank of Canada
0.130%, OBFR + 0.050%, 07/07/21 (d)	5,000,000	5,000,000
Rabobank (New York) 0.050%, 07/01/21	4,000,000	4,000,000
Royal Bank of Canada 0.030%, 07/01/21	10,000,000	10,000,000

		30,500,000

Mutual Funds—1.3%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (e)	15,000,000	15,000,000

Mutual Funds—(Continued)
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (e)	10,000,000	10,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (e)	10,000,000	10,000,000

		35,000,000

Total Securities Lending Reinvestments (Cost $241,990,191)		241,991,656

Total Investments—108.9% (Cost $2,241,930,488)		2,990,876,896
Other assets and liabilities (net)—(8.9)%		(245,300,866)

Net Assets—100.0%		$2,745,576,030

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $239,393,197 and the collateral received consisted of cash in the amount of $241,986,655 and non-cash collateral with a value of $5,262,185. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2021.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini Futures	09/17/21	32	USD	6,861,760	$80,095

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(BSBY)—	Bloomberg Short-Term Bank Yield Index
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$2,707,800,839	$—	$—	$2,707,800,839
Total Short-Term Investment*	—	41,084,401	—	41,084,401
Securities Lending Reinvestments
Certificates of Deposit	—	69,596,317	—	69,596,317
Commercial Paper	—	4,998,395	—	4,998,395
Master Demand Notes	—	5,000,000	—	5,000,000
Repurchase Agreements	—	96,896,944	—	96,896,944
Time Deposits	—	30,500,000	—	30,500,000
Mutual Funds	35,000,000	—	—	35,000,000
Total Securities Lending Reinvestments	35,000,000	206,991,656	—	241,991,656
Total Investments	$2,742,800,839	$248,076,057	$—	$2,990,876,896

Collateral for Securities Loaned (Liability)	$—	$(241,986,655)	$—	$(241,986,655)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$80,095	$—	$—	$80,095

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$2,990,876,896
Cash collateral for futures contracts	387,200
Receivable for:
Investments sold	17,749,485
Fund shares sold	57,203
Dividends	1,273,966
Variation margin on futures contracts	10,551

Total Assets	3,010,355,301
Liabilities
Collateral for securities loaned	241,986,655
Payables for:
Investments purchased	19,700,014
Fund shares redeemed	1,544,545
Accrued Expenses:
Management fees	1,073,253
Distribution and service fees	34,868
Deferred trustees’ fees	182,883
Other expenses	257,053

Total Liabilities	264,779,271

Net Assets	$2,745,576,030

Net Assets Consist of:
Paid in surplus	$1,730,564,806
Distributable earnings (Accumulated losses)	1,015,011,224

Net Assets	$2,745,576,030

Net Assets
Class A	$2,538,518,969
Class B	119,328,054
Class E	87,729,007
Capital Shares Outstanding*
Class A	145,386,415
Class B	7,037,264
Class E	5,084,296
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$17.46
Class B	16.96
Class E	17.25

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,241,930,488.
(b)	Includes securities loaned at value of $239,393,197.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends (a)	$15,982,110
Securities lending income	207,612

Total investment income	16,189,722
Expenses
Management fees	7,328,092
Administration fees	49,382
Custodian and accounting fees	68,395
Distribution and service fees—Class B	145,971
Distribution and service fees—Class E	62,552
Audit and tax services	22,259
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	57,156
Insurance	8,617
Miscellaneous	9,938

Total expenses	7,803,762
Less management fee waiver	(947,947)
Less broker commission recapture	(6,983)

Net expenses	6,848,832

Net Investment Income	9,340,890

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	268,484,480
Futures contracts	(34,978)
Foreign currency transactions	58

Net realized gain (loss)	268,449,560

Net change in unrealized appreciation (depreciation) on:
Investments	76,085,065
Futures contracts	(58,181)

Net change in unrealized appreciation (depreciation)	76,026,884

Net realized and unrealized gain (loss)	344,476,444

Net Increase (Decrease) in Net Assets From Operations	$353,817,334

(a)	Net of foreign withholding taxes of $126,747.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$9,340,890	$22,490,718
Net realized gain (loss)	268,449,560	261,374,790
Net change in unrealized appreciation (depreciation)	76,026,884	198,281,806

Increase (decrease) in net assets from operations	353,817,334	482,147,314

From Distributions to Shareholders
Class A	(268,179,609)	(160,416,251)
Class B	(12,701,849)	(8,014,611)
Class E	(9,253,185)	(5,290,910)

Total distributions	(290,134,643)	(173,721,772)

Increase (decrease) in net assets from capital share transactions	94,840,069	(106,368,207)

Total increase (decrease) in net assets	158,522,760	202,057,335

Net Assets
Beginning of period	2,587,053,270	2,384,995,935

End of period	$2,745,576,030	$2,587,053,270

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	422,946	$7,766,243	742,897	$10,046,530
Reinvestments	15,619,080	268,179,609	11,900,315	160,416,251
Redemptions	(10,249,014)	(186,780,853)	(17,537,227)	(262,366,481)

Net increase (decrease)	5,793,012	$89,164,999	(4,894,015)	$(91,903,700)

Class B
Sales	176,622	$3,069,975	676,766	$9,248,192
Reinvestments	761,502	12,701,849	609,940	8,014,611
Redemptions	(862,111)	(15,210,235)	(1,904,878)	(27,456,245)

Net increase (decrease)	76,013	$561,589	(618,172)	$(10,193,442)

Class E
Sales	178,363	$3,250,687	147,045	$1,978,790
Reinvestments	545,267	9,253,185	396,620	5,290,910
Redemptions	(409,743)	(7,390,391)	(801,161)	(11,540,765)

Net increase (decrease)	313,887	$5,113,481	(257,496)	$(4,271,065)

Increase (decrease) derived from capital shares transactions		$94,840,069		$(106,368,207)

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$17.12		$15.21	$13.19	$16.02	$13.77	$13.96

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.06		0.15	0.17	0.17	0.16	0.17
Net realized and unrealized gain (loss)	2.34		2.92	3.82	(0.93)	2.82	0.91

Total income (loss) from investment operations	2.40		3.07	3.99	(0.76)	2.98	1.08

Less Distributions
Distributions from net investment income	(0.17)		(0.17)	(0.18)	(0.17)	(0.17)	(0.34)
Distributions from net realized capital gains	(1.89)		(0.99)	(1.79)	(1.90)	(0.56)	(0.93)

Total distributions	(2.06)		(1.16)	(1.97)	(2.07)	(0.73)	(1.27)

Net Asset Value, End of Period	$17.46		$17.12	$15.21	$13.19	$16.02	$13.77

Total Return (%) (b)	14.18	(c)	22.27	32.07	(6.15)	22.08	8.50

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	(d)	0.59	0.59	0.58	0.58	0.59
Net ratio of expenses to average net assets (%) (e)(f)	0.50	(d)	0.51	0.51	0.51	0.51	0.51
Ratio of net investment income (loss) to average net assets (%)	0.72	(d)	1.00	1.14	1.12	1.08	1.23
Portfolio turnover rate (%)	32	(c)	76	55	64	63	62
Net assets, end of period (in millions)	$2,538.5		$2,390.3	$2,197.0	$1,896.0	$2,293.5	$2,151.9

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$16.67		$14.83	$12.90	$15.71	$13.51	$13.72

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.04		0.11	0.13	0.13	0.12	0.13
Net realized and unrealized gain (loss)	2.27		2.86	3.73	(0.91)	2.77	0.90

Total income (loss) from investment operations	2.31		2.97	3.86	(0.78)	2.89	1.03

Less Distributions
Distributions from net investment income	(0.13)		(0.14)	(0.14)	(0.13)	(0.13)	(0.31)
Distributions from net realized capital gains	(1.89)		(0.99)	(1.79)	(1.90)	(0.56)	(0.93)

Total distributions	(2.02)		(1.13)	(1.93)	(2.03)	(0.69)	(1.24)

Net Asset Value, End of Period	$16.96		$16.67	$14.83	$12.90	$15.71	$13.51

Total Return (%) (b)	13.94	(c)	22.03	31.70	(6.40)	21.84	8.19

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	(d)	0.84	0.84	0.83	0.83	0.84
Net ratio of expenses to average net assets (%) (e)(f)	0.75	(d)	0.76	0.76	0.76	0.76	0.76
Ratio of net investment income (loss) to average net assets (%)	0.47	(d)	0.75	0.89	0.87	0.83	0.97
Portfolio turnover rate (%)	32	(c)	76	55	64	63	62
Net assets, end of period (in millions)	$119.3		$116.0	$112.4	$100.8	$129.7	$123.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$16.93		$15.05	$13.07	$15.89	$13.66	$13.86

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.05		0.12	0.14	0.15	0.14	0.14
Net realized and unrealized gain (loss)	2.30		2.90	3.79	(0.92)	2.80	0.91

Total income (loss) from investment operations	2.35		3.02	3.93	(0.77)	2.94	1.05

Less Distributions
Distributions from net investment income	(0.14)		(0.15)	(0.16)	(0.15)	(0.15)	(0.32)
Distributions from net realized capital gains	(1.89)		(0.99)	(1.79)	(1.90)	(0.56)	(0.93)

Total distributions	(2.03)		(1.14)	(1.95)	(2.05)	(0.71)	(1.25)

Net Asset Value, End of Period	$17.25		$16.93	$15.05	$13.07	$15.89	$13.66

Total Return (%) (b)	14.08	(c)	22.10	31.83	(6.29)	21.93	8.30

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	(d)	0.74	0.74	0.73	0.73	0.74
Net ratio of expenses to average net assets (%) (e)(f)	0.65	(d)	0.66	0.66	0.66	0.66	0.66
Ratio of net investment income (loss) to average net assets (%)	0.57	(d)	0.85	0.99	0.97	0.93	1.07
Portfolio turnover rate (%)	32	(c)	76	55	64	63	62
Net assets, end of period (in millions)	$87.7		$80.8	$75.7	$64.9	$78.6	$73.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	The effect of the voluntary portion of the waivers on net ratio of expenses to average net assets was 0.03% for the six months ended June 30, 2021 and for each of the years ended December 31, 2020 through 2016. (see Note 6 of the Notes to Financial Statements).
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Wellington Large Cap Research Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $41,084,401. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $96,896,944. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2021 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$80,095

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$(34,978)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(58,181)

For the six months ended June 30, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$6,861,760

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$848,731,497	$0	$1,052,647,441

The Portfolio engaged in security transactions with other accounts managed by Wellington Management Company LLP, the subadviser to the Portfolio, that amounted to $1,914,107 in purchases of investments which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$7,328,092	0.625%	First $250 million
	0.600%	$250 million to $500 million
	0.575%	$500 million to $1 billion
	0.550%	$1 billion to $2 billion
	0.500%	Over $2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	First $250 million
0.045%	$250 million to $2 billion
0.005%	Over $2 billion

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 were $493,858 and are included in the total amount shown as management fee waivers in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $454,089 was waived in the aggregate for the six months ended June 30, 2021 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$2,253,511,723

Gross unrealized appreciation	761,202,843
Gross unrealized depreciation	(23,757,575)

Net unrealized appreciation (depreciation)	$737,445,268

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$45,879,342	$43,091,036	$127,842,430	$247,131,811	$173,721,772	$290,222,847

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$62,047,759	$228,174,430	$661,280,108	$—	$951,502,297

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-23

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class B shares of the BlackRock Global Tactical Strategies Portfolio returned 6.13%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 7.26%.

MARKET ENVIRONMENT / CONDITIONS

The first half of 2021 was dominated by a rally in global equities and a rise in bond yields. An additional round of U.S. fiscal stimulus combined with a pickup in global economic activity and an increase in COVID-19 vaccination rates led to a boost in investor sentiment.

U.S. equities gained during the period, with the S&P 500 Index reaching a new all-time high in late June on the back of optimism driven by strong growth data and the announcement of a $1.9 trillion fiscal stimulus, which was followed by an additional promise of $1 trillion in infrastructure spending. The first half of the period also saw a shift in tone by the Federal Reserve (the “Fed”) in its June meeting. While the June Federal Open Market Committee (“FOMC”) meeting brought no change in policy, it left investors starting to anticipate the timing for the first rate hike in 2023, which is sooner than previously anticipated.

European equities also gained sharply during the period amid strong consumer and manufacturing data, which led to an overall improvement in the region’s growth outlook. Emerging markets (“EM”) also advanced over the first half of the year, despite central bank actions to tighten policy in the face of rising inflation and a slow rollout of COVID-19 vaccination programs in many countries. Meanwhile, global bond yields rose during the first half of the year amid stronger economic data and the success of COVID-19 vaccination rollouts in many parts of the world.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s assets are allocated across a diversified mix of asset classes. The volatility of the Portfolio is generally managed by rotating out of risky assets and into cash or other less risky assets during periods of market turbulence. The Portfolio did not de-risk during the six-month period ended June 30, 2021.

The Portfolio underperformed the Dow Jones Moderate Portfolio Index over the six-month period ended June 30, 2021. Performance relative to the benchmark was dampened by a lower strategic allocation to U.S. equities and the Portfolio’s interest rate swap exposure as rates rose over the period. These losses were partially offset by our tactical overweight to equities and the Portfolio’s allocation to commodities, which outperformed over the period.

We entered the year with an overweight to equities (with a preference towards European and Japanese equities), a relative value underweight to U.S. bonds versus developed market bonds and an underweight to the U.S. dollar versus a basket of developed market currencies including the euro. We believed that as vaccination rates picked up, countries were going to reopen their economies and economic activity was going to accelerate. This view broadly played out during the first half of the year which benefited our tactical overweight to equities. Meanwhile, our currency positioning detracted from returns, while our fixed income positioning was roughly flat over the period.

Our overweight to global equities held across several of our themes contributed to performance. In particular, our overweight to Japanese equities held within our Global Reflation theme added to returns as equities rallied. This theme is based on the view that global growth remains robust with strength underpinned by stimulus from monetary, fiscal, and health policy.

Similarly, our overweight to Spanish and Italian equities held as part of our European Central Bank (“ECB”) Targeted Easing theme also contributed to performance. This theme is based on the view that the ECB is focusing its easing measures on loosening peripheral financial conditions rather than reducing core sovereign yields. We maintained conviction in the theme throughout the period and continue to believe this shift by the ECB is supportive of European equities.

Meanwhile, our overweight to the euro versus the U.S. dollar held as part of our European Resilience theme weighed on performance as the dollar strengthened over the period. Similarly, our underweight to the U.S. dollar versus a basket of developed market currencies (Australian dollar, Japanese yen, euro and Canadian dollar), held as part of our Fed Dominance theme, detracted from returns. This last theme was based on the view that the Fed would remain resolute in pursuing a dovish policy path and would push back on any market expectations of a more hawkish policy outturn.

In terms of positioning changes, in March, we trimmed our overweight to equities by closing our Financial Repression theme, expressed with an overweight to U.K., European, and Japanese equities as pricing moved in our favor.

Later in April, we added an overweight to European equities versus U.S. and Japanese equities as part of our European Resilience theme driven by a positive view on the region’s growth outlook. We also added a directional overweight to U.K. equities driven by a similar pro-cyclical view. Additionally, with a large amount of fiscal stimulus priced by markets and the potential for the Bank of Canada to turn more hawkish, we opted to remove risk from our U.S. Fiscal Expansion theme by closing our underweight to U.S. bonds versus developed market bonds.

Similarly, we closed our Fed Dominance theme and its underweight to the U.S. dollar versus a basket of developed market currencies following the June FOMC meeting given the hawkish shift in stance by the Fed. Lastly, we introduced an underweight to far-dated U.S. duration as part of our Global Reflation theme, driven by the aforementioned shifts in the Fed’s stance and more attractive pricing.

BHFTI-1

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*—(Continued)

The Portfolio ended the period directionally overweight equities with a preference towards European equities, underweight U.S. duration and overweight the euro.

During the period, the Portfolio held derivatives, which performed as expected and positively impacted performance. As part of the Portfolio’s design, we use a 10-year interest rate swap to overlay 30% of total portfolio NAV in order to help dampen volatility. This position detracted from performance as interest rates rose; over the period, the 10-year U.S. Treasury rate rose from 0.92% to 1.44%. The Portfolio also employs derivatives to hedge and/or take outright views primarily through equity and bond futures. Over the six-month period ended June 30, 2021, the Portfolio used futures to access equity and currency exposures in the following markets: U.S., U.K., Germany, France, Italy, Spain, Sweden, Switzerland, Japan, Hong Kong, Singapore, Australia, Netherlands, and Europe. The Portfolio also used a total return swap on the S&P GSCI Index to gain exposure to commodities. In terms of fixed income, the Portfolio used U.S. Treasury futures to help adjust Portfolio duration according to our views.

Philip Green

Michael Pensky

Portfolio Managers

BlackRock Financial Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-2

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
BlackRock Global Tactical Strategies Portfolio
Class B	6.13	19.77	7.43	6.19
Dow Jones Moderate Portfolio Index	7.26	24.96	9.90	7.88

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
iShares Core MSCI EAFE ETF	21.1
Vanguard Total Bond Market ETF	18.4
iShares Core U.S. Aggregate Bond ETF	16.9
iShares Core S&P 500 ETF	10.3
Technology Select Sector SPDR Fund	4.2
Health Care Select Sector SPDR Fund	2.0
Consumer Discretionary Select Sector SPDR Fund	1.9
iShares U.S. Real Estate ETF	1.8
Financial Select Sector SPDR Fund	1.7
Communication Services Select Sector SPDR Fund	1.7

Exposure by Asset Class

% of Net Assets
Investment Grade Fixed Income	33.6
International Developed Market Equities	29.1
U.S. Large Cap Equities	25.2
Commodities	3.9
Real Estate Equities	2.2
U.S. Small Cap Equities	2.0

BHFTI-3

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Global Tactical Strategies Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class B (a) (b)	Actual	0.86%	$1,000.00	$1,061.30	$4.40
	Hypothetical*	0.86%	$1,000.00	$1,020.53	$4.31

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.
(b)	The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

BHFTI-4

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021

Mutual Funds—84.1% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—84.1%
Communication Services Select Sector SPDR Fund (a)	1,304,486	$105,624,231
Consumer Discretionary Select Sector SPDR Fund (a)	648,870	115,855,739
Consumer Staples Select Sector SPDR Fund (a)	786,460	55,028,606
Energy Select Sector SPDR Fund (a)	494,500	26,638,715
Financial Select Sector SPDR Fund (a)	2,897,837	106,321,640
Health Care Select Sector SPDR Fund (a)	969,554	122,115,326
Industrial Select Sector SPDR Fund (a)	786,409	80,528,282
iShares Core MSCI EAFE ETF (a) (b)	17,301,112	1,295,161,244
iShares Core S&P 500 ETF (a) (b)	1,474,179	633,779,036
iShares Core U.S. Aggregate Bond ETF (a) (b)	8,988,656	1,036,661,696
iShares U.S. Real Estate ETF (a) (b)	1,107,061	112,853,798
Materials Select Sector SPDR Fund (a)	298,281	24,551,509
Real Estate Select Sector SPDR Fund (a)	544,096	24,119,776
Technology Select Sector SPDR Fund (a)	1,751,305	258,597,696
Utilities Select Sector SPDR Fund (a)	362,224	22,903,424
Vanguard Total Bond Market ETF (a)	13,150,670	1,129,511,046

Total Mutual Funds (Cost $4,198,003,609)		5,150,251,764

Short-Term Investments—10.7%

Mutual Funds—5.4%
SSGA USD Liquidity Fund, D Shares, 0.000% (c)	332,078,833	332,078,833

Repurchase Agreement—5.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $324,340,183; collateralized by U.S. Treasury Notes with rates ranging from 0.250% - 2.625%, maturity dates ranging from 12/31/23 - 01/15/25, and an aggregate market value of $330,827,057.	324,340,183	324,340,183

Total Short-Term Investments (Cost $656,419,016)		656,419,016

Securities Lending Reinvestments (d)—20.6%

Certificates of Deposit—5.6%
Agricultural Bank of China 0.100%, 07/01/21	27,905,337	27,905,309
Bank of Montreal (Chicago) 0.176%, 1M BSBY + 0.120%, 12/01/21 (e)	17,000,000	17,000,211
Barclays Bank plc 0.100%, 09/09/21	25,000,000	24,998,025
China Construction Bank Corp. 0.110%, 07/14/21	10,000,000	9,999,730
Cooperatieve Rabobank UA 0.228%, 3M LIBOR + 0.040%, 01/11/22 (e)	6,000,000	6,001,740
Credit Industriel et Commercial Zero Coupon, 10/12/21	19,991,121	19,991,800
Industrial & Commercial Bank of China Ltd. 0.110%, 07/22/21	25,000,000	24,998,925

Certificates of Deposit—(Continued)
Mitsubishi UFJ Trust and Banking Corp. (London)
Zero Coupon, 08/11/21	9,995,657	9,998,400
Zero Coupon, 08/13/21	9,995,785	9,998,400
Zero Coupon, 09/07/21	2,999,004	2,999,190
Mizuho Bank, Ltd.
0.200%, 09/14/21	25,000,000	25,003,150
Natixis S.A. (New York) 0.208%, 3M LIBOR + 0.040%, 02/11/22 (e)	20,000,000	19,999,680
Oversea-Chinese Banking Corp., Ltd. 0.167%, 3M LIBOR + 0.020%, 03/25/22 (e)	30,000,000	30,000,120
Royal Bank of Canada New York
0.221%, 3M LIBOR + 0.090%, 12/02/21 (e)	4,000,000	4,001,804
0.240%, 3M LIBOR + 0.040%, 10/05/21 (e)	8,000,000	8,001,416
Sumitomo Mitsui Banking Corp.
0.156%, 1M LIBOR + 0.060%, 12/17/21 (e)	9,000,000	8,999,982
0.158%, 3M LIBOR + 0.030%, 09/10/21 (e)	10,000,000	10,000,240
Sumitomo Mitsui Trust Bank, Ltd.
Zero Coupon, 08/09/21	16,988,486	16,997,450
Zero Coupon, 08/27/21	9,995,044	9,997,900
Zero Coupon, 09/14/21	13,992,599	13,995,800
Zero Coupon, 09/20/21	14,981,036	14,995,200
0.060%, 07/06/21	15,000,000	14,999,895
Toronto-Dominion Bank 0.267%, 3M LIBOR + 0.070%, 10/08/21 (e)	13,500,000	13,498,805

		344,383,172

Commercial Paper—0.1%
Antalis S.A. 0.200%, 07/06/21	4,997,444	4,999,880

Master Demand Notes—0.1%
Natixis Financial Products LLC
0.310%, OBFR + 0.230%, 07/01/21 (e)	4,000,000	4,000,000
0.330%, OBFR + 0.250%, 07/01/21 (e)	3,000,000	3,000,000

		7,000,000

Repurchase Agreements—13.8%
Barclays Bank plc
Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $56,000,311; collateralized by various Common Stock with an aggregate market value of $62,226,993.	56,000,000	56,000,000
Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $63,022,050; collateralized by various Common Stock with an aggregate market value of $70,014,078.	63,000,000	63,000,000
Barclays Capital, Inc. Repurchase Agreement dated 06/30/21 at 0.030%, due on 07/01/21 with a maturity value of $20,541,062; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/29 - 11/15/43, and an aggregate market value of $20,951,866.	20,541,045	20,541,045

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
BofA Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $30,010,500; collateralized by various Common Stock with an aggregate market value of $33,000,006.	30,000,000	$30,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $45,018,813; collateralized by U.S. Treasury Obligations at 0.125%, maturing 05/31/23, and various Common Stock with an aggregate market value of $49,486,872.	45,000,000	45,000,000
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $47,960,987; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $48,939,784.	47,960,854	47,960,854
ING Financial Markets LLC Repurchase Agreement dated 06/30/21 at 0.040%, due on 07/01/21 with a maturity value of $151,038,197; collateralized by U.S. Government Agency Obligations with rates ranging from 0.055% - 6.625%, maturity dates ranging from 10/12/21 - 01/04/35, and an aggregate market value of $154,059,282.	151,038,029	151,038,029
Natwest Market Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $176,500,245; collateralized by U.S. Treasury Obligations with rates ranging from 1.250% - 8.125%, maturity dates ranging from 08/15/21 - 05/15/51, and an aggregate market value of $180,030,252.	176,500,000	176,500,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $30,000,167; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $33,333,344.	30,000,000	30,000,000
Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $55,133,442; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $61,256,481.	55,130,816	55,130,816
Repurchase Agreement dated 06/30/21 at 0.260%, due on 07/07/21 with a maturity value of $29,165,359; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 3.875%, maturity dates ranging from 12/31/23 - 04/15/29, and various Common Stock with an aggregate market value of $32,410,043.	29,163,885	29,163,885

Repurchase Agreements—(Continued)
Royal Bank of Canada Repurchase Agreement dated 06/30/21 at 0.530%, due on 09/03/21 with a maturity value of $20,019,139; collateralized by various Common Stock with an aggregate market value of $22,222,549.	20,000,000	20,000,000
Societe Generale Repurchase Agreement dated 06/30/21 at 0.180%, due on 07/01/21 with a maturity value of $121,200,606; collateralized by various Common Stock with an aggregate market value of $134,669,473.	121,200,000	121,200,000

		845,534,629

Time Deposits—1.0%
Landesbank Baden-Wuettertemberg (London) 0.130%, 07/01/21	6,000,000	6,000,000
National Bank of Canada
0.130%, OBFR + 0.050%, 07/07/21 (e)	15,000,000	15,000,000
0.150%, OBFR + 0.070%, 07/07/21 (e)	38,000,000	38,000,000

		59,000,000

Total Securities Lending Reinvestments (Cost $1,260,908,165)		1,260,917,681

Total Investments—115.4% (Cost $6,115,330,790)		7,067,588,461
Other assets and liabilities (net)—(15.4)%		(941,674,161)

Net Assets—100.0%		$6,125,914,300

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $1,235,383,503 and the collateral received consisted of cash in the amount of $1,260,876,143 and non-cash collateral with a value of $890,447. The cash collateral investments are disclosed in the Consolidated Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(b)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	The rate shown represents the annualized seven-day yield as of June 30, 2021.
(d)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(e)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	76,925,427	JPMC	09/15/21	USD	59,631,868	$(1,923,522)
CAD	73,998,559	JPMC	09/15/21	USD	61,248,466	(1,554,878)
EUR	217,621,446	DBAG	09/15/21	USD	265,120,134	(6,682,697)
EUR	3,896,000	UBSA	09/15/21	USD	4,734,080	(107,366)
JPY	6,665,109,159	JPMC	09/15/21	USD	61,013,840	(981,557)

Contracts to Deliver
AUD	76,925,000	JPMC	09/15/21	USD	57,906,986	198,960
CAD	73,999,000	JPMC	09/15/21	USD	59,768,241	74,298
EUR	52,455,000	DBAG	09/15/21	USD	62,584,061	290,863
EUR	87,990,875	JPMC	09/15/21	USD	107,195,086	2,701,082
JPY	6,665,109,000	GSI	09/15/21	USD	60,529,115	496,834
JPY	4,349,006,343	JPMC	09/15/21	USD	39,811,738	640,469

Net Unrealized Depreciation						$(6,847,514)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
FTSE 100 Index Futures	09/17/21	218	GBP	15,217,490	$(214,144)
FTSE MIB Index Futures	09/17/21	747	EUR	93,389,940	(2,577,305)
IBEX 35 Index Futures	07/16/21	1,059	EUR	93,068,097	(4,904,016)
MSCI EAFE Index Mini Futures	09/17/21	1,934	USD	222,806,470	(4,891,500)
Russell 2000 Index E-Mini Futures	09/17/21	1,046	USD	120,697,940	100,205
TOPIX Index Futures	09/09/21	121	JPY	2,351,030,000	(169,001)

Futures Contracts—Short
S&P 500 Index E-Mini Futures	09/17/21	(44)	USD	(9,434,920)	1,125
U.S. Treasury Ultra Long Bond Futures	09/21/21	(575)	USD	(110,795,313)	(650,975)

Net Unrealized Depreciation					$(13,305,611)

Swap Agreements

OTC Total Return Swaps

Pay/Receive Fixed/ Floating Rate	Fixed/ Floating Rate Index	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)(1)
Pay	3M UST	Quarterly	11/30/21	JPMC	S&P GSCI Commodity Index	USD	125,788,531	$5,400,016	$—	$5,400,016
Pay	0.090%	Quarterly	11/30/21	JPMC	S&P GSCI Commodity Index	USD	115,887,355	4,974,965	—	4,974,965

Totals								$10,374,981	$—	$10,374,981

(1)	There is no upfront payment premium paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	Quarterly	1.520%	Semi-Annually	06/10/31	USD	420,000,000	$3,076,189	$6,813	$3,069,376
Pay	3M LIBOR	Quarterly	1.540%	Semi-Annually	05/11/31	USD	350,000,000	3,347,330	(201,060)	3,548,390
Pay	3M LIBOR	Quarterly	1.560%	Semi-Annually	05/12/31	USD	810,000,000	9,268,652	(2,261,617)	11,530,269
Pay	3M LIBOR	Quarterly	1.610%	Semi-Annually	05/07/31	USD	270,000,000	4,375,740	4,339	4,371,401

Totals								$20,067,911	$(2,451,525)	$22,519,436

Glossary of Abbreviations

Counterparties

(DBAG)—	Deutsche Bank AG
(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(USD)—	United States Dollar

Index Abbreviations

(BSBY)—	Bloomberg Short-Term Bank Yield Index
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(UST)—	U.S. Treasury Bill Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$5,150,251,764	$—	$—	$5,150,251,764
Short-Term Investments
Mutual Funds	332,078,833	—	—	332,078,833
Repurchase Agreement	—	324,340,183	—	324,340,183
Total Short-Term Investments	332,078,833	324,340,183	—	656,419,016
Total Securities Lending Reinvestments*	—	1,260,917,681	—	1,260,917,681
Total Investments	$5,482,330,597	$1,585,257,864	$—	$7,067,588,461

Collateral for Securities Loaned (Liability)	$—	$(1,260,876,143)	$—	$(1,260,876,143)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$4,402,506	$—	$4,402,506
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(11,250,020)	—	(11,250,020)
Total Forward Contracts	$—	$(6,847,514)	$—	$(6,847,514)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$101,330	$—	$—	$101,330
Futures Contracts (Unrealized Depreciation)	(13,406,941)	—	—	(13,406,941)
Total Futures Contracts	$(13,305,611)	$—	$—	$(13,305,611)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$22,519,436	$—	$22,519,436
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$10,374,981	$—	$10,374,981

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2021

Assets
Investments at value (a) (b)	$3,989,132,687
Affiliated investments at value (c) (d)	3,078,455,774
Cash denominated in foreign currencies (e)	170,096,840
Cash collateral (f)	158,536,000
OTC swap contracts at market value	10,374,981
Unrealized appreciation on forward foreign currency exchange contracts	4,402,506
Receivable for:
Fund shares sold	22,809
Variation margin on centrally cleared swap contracts	6,023,501

Total Assets	7,417,045,098
Liabilities
Cash collateral for OTC swap contracts	7,560,000
Unrealized depreciation on forward foreign currency exchange contracts	11,250,020
Collateral for securities loaned	1,260,876,143
Payables for:
Fund shares redeemed	1,974,788
Variation margin on futures contracts	4,524,650
Interest on OTC swap contracts	20,719
Accrued Expenses:
Management fees	3,000,771
Distribution and service fees	1,261,247
Deferred trustees’ fees	168,642
Other expenses	493,818

Total Liabilities	1,291,130,798

Net Assets	$6,125,914,300

Net Assets Consist of:
Paid in surplus	$5,235,544,654
Distributable earnings (Accumulated losses)	890,369,646

Net Assets	$6,125,914,300

Net Assets
Class B	$6,125,914,300
Capital Shares Outstanding*
Class B	587,218,945
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.43

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $3,585,377,908.
(b)	Includes securities loaned at value of $621,796,679.
(c)	Identified cost of affiliated investments was $2,529,952,882.
(d)	Includes securities loaned at value of $613,586,824.
(e)	Identified cost of cash denominated in foreign currencies was $173,378,388.
(f)	Includes collateral of $62,950,000 for futures contracts and $95,586,000 for centrally cleared swap contracts.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2021

Investment Income
Dividends from Underlying ETFs	$14,905,828
Dividends from affiliated investments	32,479,067
Interest	14,064
Securities lending income	927,003

Total investment income	48,325,962
Expenses
Management fees	19,937,982
Administration fees	117,425
Custodian and accounting fees	154,208
Distribution and service fees—Class B	7,554,018
Audit and tax services	29,912
Legal	25,573
Trustees’ fees and expenses	28,684
Shareholder reporting	58,340
Insurance	21,986
Miscellaneous	20,890

Total expenses	27,949,018
Less management fee waiver	(1,955,443)

Net expenses	25,993,575

Net Investment Income	22,332,387

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	55,085,570
Affiliated investments	60,754,139
Futures contracts	98,374,434
Swap contracts	(41,976,708)
Foreign currency transactions	(1,921,348)
Forward foreign currency transactions	3,889,714

Net realized gain (loss)	174,205,801

Net change in unrealized appreciation (depreciation) on:
Investments	45,310,861
Affiliated investments	120,617,637
Futures contracts	(26,163,775)
Swap contracts	39,971,038
Foreign currency transactions	(3,796,539)
Forward foreign currency transactions	(10,368,613)

Net change in unrealized appreciation (depreciation)	165,570,609

Net realized and unrealized gain (loss)	339,776,410

Net Increase (Decrease) in Net Assets From Operations	$362,108,797

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2021	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$22,332,387	$54,177,764
Net realized gain (loss)	174,205,801	2,111,428
Net change in unrealized appreciation (depreciation)	165,570,609	171,955,454

Increase (decrease) in net assets from operations	362,108,797	228,244,646

From Distributions to Shareholders
Class B	(315,055,031)	(612,507,801)

Total distributions	(315,055,031)	(612,507,801)

Increase (decrease) in net assets from capital share transactions	(72,682,237)	(111,193,750)

Total increase (decrease) in net assets	(25,628,471)	(495,456,905)

Net Assets
Beginning of period	6,151,542,771	6,646,999,676

End of period	$6,125,914,300	$6,151,542,771

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class B
Sales	875,854	$9,354,163	1,376,430	$13,685,824
Reinvestments	30,293,753	315,055,031	67,013,983	612,507,801
Redemptions	(37,618,098)	(397,091,431)	(73,721,618)	(737,387,375)

Net increase (decrease)	(6,448,491)	$(72,682,237)	(5,331,205)	$(111,193,750)

Increase (decrease) derived from capital shares transactions		$(72,682,237)		$(111,193,750)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2021		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.36		$11.10	$9.22	$10.84	$9.75	$10.33

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.04		0.09	0.18	0.11	0.05	0.06
Net realized and unrealized gain (loss)	0.60		0.25	1.72	(0.82)	1.24	0.37

Total income (loss) from investment operations	0.64		0.34	1.90	(0.71)	1.29	0.43

Less Distributions
Distributions from net investment income	(0.15)		(0.17)	(0.02)	(0.15)	(0.07)	(0.15)
Distributions from net realized capital gains	(0.42)		(0.91)	0.00	(0.76)	(0.13)	(0.86)

Total distributions	(0.57)		(1.08)	(0.02)	(0.91)	(0.20)	(1.01)

Net Asset Value, End of Period	$10.43		$10.36	$11.10	$9.22	$10.84	$9.75

Total Return (%) (b)	6.13	(c)	4.31	20.63	(7.18)	13.31	4.43

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.92	(e)	0.93	0.92	0.92	0.92	0.92
Net ratio of expenses to average net assets (%) (d)(f)	0.86	(e)	0.88	0.88	0.87	0.89	0.89
Ratio of net investment income (loss) to average net assets (%)	0.74	(e)	0.90	1.71	1.08	0.47	0.61
Portfolio turnover rate (%)	6	(c)	42	36	40	1	2
Net assets, end of period (in millions)	$6,125.9		$6,151.5	$6,647.0	$6,256.1	$7,533.5	$7,327.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2021

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Global Tactical Strategies Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio allocates its assets in a broad range of asset classes, primarily through other investment companies known as exchange traded funds (“Underlying ETFs”), involving primarily series of the iShares® Trust and iShares®, Inc., but the Portfolio also has the ability to invest in series sponsored by other companies.

2. Consolidation of Subsidiary—BlackRock Global Tactical Strategies Portfolio, Ltd.

The Portfolio may invest up to 6% of its total assets in the BlackRock Global Tactical Strategies Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity-linked derivatives and exchange-traded funds. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by BlackRock Financial Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of June 30, 2021, the Portfolio held $334,873,094 in the Subsidiary, representing 4.5% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2021—(Continued)

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Investments in unregistered open-end management investment companies are reported at NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy provided the NAV is observable, calculated daily and are the value at which both purchases and sales will be conducted.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded over-the-counter (“OTC”) are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the

BHFTI-14

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2021—(Continued)

Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at

BHFTI-15

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2021—(Continued)

least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $324,340,183. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $845,534,629. The combined value of all repurchase agreements is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 3. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Mutual Funds in the Portfolio’s Consolidated Schedule of Investments as of June 30, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign

BHFTI-16

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2021—(Continued)

currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity futures, treasury and other interest rate futures were used for both hedging and investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These

BHFTI-17

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2021—(Continued)

guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$22,519,436
			Unrealized depreciation on futures contracts (b) (c)	$650,975
Equity	Unrealized appreciation on futures contracts (b) (c)	101,330	Unrealized depreciation on futures contracts (b) (c)	12,755,966
Commodity	OTC swap contracts at market value (d)	10,374,981
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	4,402,506	Unrealized depreciation on forward foreign currency exchange contracts	11,250,020

Total		$37,398,253		$24,656,961

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(d)	Excludes OTC swap interest payable of $20,719.

BHFTI-18

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2021—(Continued)

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2021.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Deutsche Bank AG	$290,863	$(290,863)	$—	$—
Goldman Sachs International	496,834	—	—	496,834
JPMorgan Chase Bank N.A.	13,989,790	(4,459,957)	(7,560,000)	1,969,833

	$14,777,487	$(4,750,820)	$(7,560,000)	$2,466,667

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2021.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Deutsche Bank AG	$6,682,697	$(290,863)	$—	$6,391,834
JPMorgan Chase Bank N.A.	4,459,957	(4,459,957)	—	—
UBS AG	107,366	—	—	107,366

	$11,250,020	$(4,750,820)	$—	$6,499,200

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2021:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$3,889,714	$3,889,714
Futures contracts	(4,944,272)	103,318,706	—	—	98,374,434
Swap contracts	(114,937,877)	—	72,961,169	—	(41,976,708)

	$(119,882,149)	$103,318,706	$72,961,169	$3,889,714	$60,287,440

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(10,368,613)	$(10,368,613)
Futures contracts	(1,312,385)	(24,851,390)	—	—	(26,163,775)
Swap contracts	42,825,035	—	(2,853,997)	—	39,971,038

	$41,512,650	$(24,851,390)	$(2,853,997)	$(10,368,613)	$3,438,650

For the six months ended June 30, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$617,009,975
Futures contracts long	968,045,852
Futures contracts short	(466,193,312)
Swap contracts	2,150,047,707

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTI-19

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2021—(Continued)

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

BHFTI-20

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2021—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$326,514,654	$0	$639,393,973

BHFTI-21

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2021—(Continued)

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$19,937,982	0.800%	First $100 million
	0.750%	$100 million to $300 million
	0.700%	$300 million to $600 million
	0.675%	$600 million to $1 billion
	0.650%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.180%	First $100 million
0.130%	$100 million to $300 million
0.080%	$300 million to $600 million
0.055%	$600 million to $1 billion
0.030%	$1 billion to $2.5 billion
0.050%	$2.5 billion to $4.5 billion
0.100%	$4.5 billion to $6.5 billion
0.130%	Over $6.5 billion

An identical agreement was in place for the period January 1, 2021 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees – The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees

BHFTI-22

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2021—(Continued)

on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying ETFs for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying ETFs’ net assets. Transactions in the Underlying ETFs for the six months ended June 30, 2021 were as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2021
iShares Core MSCI EAFE ETF	$1,285,904,116	$—	$(91,785,341)	$13,361,470	$87,680,999	$1,295,161,244
iShares Core S&P 500 ETF	656,436,610	—	(108,098,557)	29,444,872	55,996,111	633,779,036
iShares Core U.S. Aggregate Bond ETF	1,089,802,925	221,425,907	(248,043,187)	12,936,841	(39,460,790)	1,036,661,696
iShares U.S. Real Estate ETF	124,683,617	—	(33,242,092)	5,010,956	16,401,317	112,853,798

	$3,156,827,268	$221,425,907	$(481,169,177)	$60,754,139	$120,617,637	$3,078,455,774

	Income earned from affiliates during the period	Number of shares held at June 30, 2021
iShares Core MSCI EAFE ETF	$18,829,821	17,301,112
iShares Core S&P 500 ETF	3,978,823	1,474,179
iShares Core U.S. Aggregate Bond ETF	8,486,191	8,988,656
iShares U.S. Real Estate ETF	1,184,232	1,107,061

	$32,479,067

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$6,332,515,773

Gross unrealized appreciation	994,227,110
Gross unrealized depreciation	(248,864,655)

Net unrealized appreciation (depreciation)	$745,362,455

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$423,912,376	$12,843,944	$188,595,425	$—	$612,507,801	$12,843,944

BHFTI-23

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2021—(Continued)

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$251,811,159	$28,598,502	$563,065,308	$—	$843,474,969

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

11. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-24

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the BlackRock Global Tactical Strategies Portfolio and subsidiary:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the BlackRock Global Tactical Strategies Portfolio and subsidiary (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of June 30, 2021, the related consolidated statement of operations for the six months then ended, the consolidated statements of changes in net assets for the six months then ended and the year ended December 31, 2020, the consolidated financial highlights for the six months then ended and each of the five years in the period ended December 31, 2020, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the BlackRock Global Tactical Strategies Portfolio and subsidiary as of June 30, 2021, and the results of their operations for the six months then ended, the changes in their net assets for the six months then ended and the year ended December 31, 2020, and the consolidated financial highlights for each the six months then ended and each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

August 24, 2021

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-25

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-26

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A and B shares of the BlackRock High Yield Portfolio returned 3.84% and 3.72%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index¹, returned 3.61%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. high yield market continued its ‘reopening rally’ during the first half of 2021, returning 3.61% as risk-on market sentiment continued. Spreads have tightened 76 basis points during the period ended June 30, 2021 at 297 basis points on the tightest levels since 2007. High yield performance versus other segments of fixed income continued to impress, as the Bloomberg Barclays U.S. Aggregate Bond Index returned -1.60%, while bank loans returned 3.28%. Lower-rated names led performance during the period, accompanying the overall risk-on sentiment in the market. CCC-rated corporate bonds have returned 7.20% for the period, with single-B and BB-rated credits lagging at 2.69% and 3.35%, respectively. Throughout the period, “Reopening Sectors” (formerly known as COVID-19 sensitive sectors) have continued to outperform.

High yield’s technical conditions remained mixed as record levels of primary market issuance continued amidst a more challenging fund and exchange-traded fund (“ETF”) flow environment. High yield mutual fund and ETFs have seen a combined $15 billion outflow for the first half of 2021, while new issuance has been robust at $299 billion (gross of refinancing). The first quarter’s record pace of issuance continued throughout the second quarter, with $146 billion of total supply, bringing the period total to $299 billion. This marks a 37% year-over-year increase and already exceeds annual figures for 2018-2019. Refinancing continued to dominate use of proceeds (representing ~66% of total activity) as tighter spreads and expectations for higher rates encouraged issuers to take advantage of a call-constrained market. However, merger and acquisition activity continued its higher pace, with $44 billion financed in the high yield markets over the period. We see several reasons for the choppy flow environment during 2021, including investor profit taking, investors rotating into bank loans and equities, and short-term volatility driving some buyers into safe-haven assets.

Finally, the fundamental picture for the high yield universe has continued to improve. Default and distressed activity has been quite low for the period. Over the first half of 2021, there has been a total of $8.5 billion in defaults/distressed transactions, which is a remarkable improvement from the $104.2 billion we saw in defaults during the same period last year, and the most modest half to start a calendar year since 2011. By end of June, the trailing 12-month U.S. high yield default rate was 1.6%, down considerably from the 6.2% default rate witnessed during year-end 2020. Defaults have continued to mitigate as issuers continued to enjoy open access to the capital markets. The first quarter earnings season boasted a stronger than anticipated recovery, with most issuers outperforming earnings expectations.

PORTFOLIO REVIEW / PERIOD END POSITIONING

On a relative basis, security selection in Independent Energy, Technology, and Healthcare were the largest contributors to performance. By contrast, the Portfolio’s underweight to Oil Field Services and adverse security selection in the Automotive and midstream sectors detracted from relative performance. The Portfolio’s out-of-benchmark tactical positions in investment grade detracted, largely due to the rate volatility during the first quarter. However, tactical allocations to bank loans and equities were significant contributors to excess performance during the first half of 2021. By credit rating, the security selection amongst BB-rated and CCC-rated names were a drag on performance for the period, although our overweight to single-B rated names aided excess performance.

The Portfolio’s broad themes remained generally consistent throughout the first half of the year, though asset allocation changes and sector-specific shifts reflected evolving market conditions as warranted. From a ratings perspective, the Portfolio was consistently underweight BB-rated credits and overweight B-rated credits and CCC-rated credits. Importantly, our conviction for the Portfolio’s CCC-rated credits is based on at least one of the following: a potential for near-term upgrade to single B, a near-term catalyst for price appreciation, and/or it is short duration paper with substantial yield. From an asset allocation perspective, bank loans have become our largest out-of-benchmark position, as we’ve found attractive relative value in the asset class amongst rising rates.

At the end of the period, the Portfolio continued to maintain a tactical position to liquid high yield index securities like credit default swap index or ETFs as an efficient means of portfolio management. Usage of these products was low over the period as were their impact on performance. All derivatives performed as expected over the period.

Finally, from a sector standpoint, the Portfolio’s top sector overweights throughout the past six-months were to the Technology, Cable & Satellite, and Aerospace & Defense sectors. The Portfolio’s largest sector underweights throughout the period included the Media & Entertainment, Food & Beverage, and Finance Companies sectors. By June 30, 2021, the Portfolio’s largest overweights were in

BHFTI-1

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*—(Continued)

the Technology, Cable & Satellite, and Building Materials sectors, and the largest underweights were in the Finance Companies, Media & Entertainment, and Electric sectors.

James Keenan

Mitch Garfin

David Delbos

Derek Schoenhofen

Portfolio Managers

BlackRock Financial Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $150 million. It limits issue exposure to a 2% maximum.

BHFTI-2

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. CORPORATE HIGH YIELD 2% ISSUER CAPPED INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
BlackRock High Yield Portfolio
Class A	3.84	15.41	7.77	6.88
Class B	3.72	15.14	7.52	6.61
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index	3.61	15.34	7.47	6.65

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Sectors

% of Net Assets
Corporate Bonds & Notes	86.1
Floating Rate Loans	9.8
Common Stocks	2.1
Convertible Bonds	1.0

BHFTI-3

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock High Yield Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.64%	$1,000.00	$1,038.40	$3.23
	Hypothetical*	0.64%	$1,000.00	$1,021.62	$3.21

Class B (a)	Actual	0.89%	$1,000.00	$1,037.20	$4.50
	Hypothetical*	0.89%	$1,000.00	$1,020.38	$4.46

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—86.1% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.8%
Advantage Sales & Marketing, Inc. 6.500%, 11/15/28 (144A)	346,000	$364,165
Clear Channel International B.V. 6.625%, 08/01/25 (144A)	809,000	850,121
Clear Channel Outdoor Holdings, Inc.
7.500%, 06/01/29 (144A)	2,201,000	2,278,776
7.750%, 04/15/28 (144A) (a)	1,207,000	1,264,357
Lamar Media Corp. 4.000%, 02/15/30	132,000	133,599
Outfront Media Capital LLC / Outfront Media Capital Corp.
4.250%, 01/15/29 (144A)	295,000	296,844
5.000%, 08/15/27 (144A)	426,000	441,076
Summer BC Holdco A Sarl
5.750%, 10/31/26 (EUR)	100,000	124,053
9.250%, 10/31/27 (EUR)	90,105	115,790
Terrier Media Buyer, Inc. 8.875%, 12/15/27 (144A)	1,640,000	1,773,250

		7,642,031

Aerospace/Defense—2.7%
Boeing Co. (The) 5.930%, 05/01/60	2,480,000	3,424,529
F-Brasile S.p.A. / F-Brasile U.S. LLC 7.375%, 08/15/26 (144A)	664,000	683,920
Howmet Aerospace, Inc. 5.125%, 10/01/24	31,000	34,216
Kratos Defense & Security Solutions, Inc. 6.500%, 11/30/25 (144A)	976,000	1,021,140
Rolls-Royce plc 5.750%, 10/15/27 (144A)	1,939,000	2,135,789
Spirit AeroSystems, Inc. 5.500%, 01/15/25 (144A)	387,000	411,188
SSL Robotics LLC 9.750%, 12/31/23 (144A)	128,000	141,252
TransDigm, Inc.
7.500%, 03/15/27	277,000	294,659
4.625%, 01/15/29 (144A)	656,000	656,230
4.875%, 05/01/29 (144A)	775,000	782,363
6.250%, 03/15/26 (144A)	10,377,000	10,947,735
6.375%, 06/15/26	190,000	196,834
8.000%, 12/15/25 (144A)	1,955,000	2,112,377
Triumph Group, Inc. 8.875%, 06/01/24 (144A)	2,206,000	2,454,175

		25,296,407

Agriculture—0.0%
Tereos Finance Groupe I S.A. 7.500%, 10/30/25 (EUR)	100,000	126,710

Airlines—1.9%
Air France-KLM 3.875%, 07/01/26 (EUR)	100,000	116,739
American Airlines, Inc. 11.750%, 07/15/25 (144A)	1,642,000	2,060,710

Airlines—(Continued)
American Airlines, Inc./AAdvantage Loyalty IP, Ltd.
5.500%, 04/20/26 (144A)	1,316,000	1,393,315
5.750%, 04/20/29 (144A)	2,032,641	2,197,793
Delta Air Lines, Inc. / SkyMiles IP, Ltd.
4.750%, 10/20/28 (144A)	1,337,000	1,486,420
7.000%, 05/01/25 (144A)	847,000	988,439
Deutsche Lufthansa AG 3.750%, 02/11/28 (EUR)	100,000	122,144
Finnair Oyj 4.250%, 05/19/25 (EUR)	100,000	120,947
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty, Ltd. 5.750%, 01/20/26 (144A)	939,000	1,008,120
International Consolidated Airlines Group S.A.
2.750%, 03/25/25 (EUR)	100,000	118,576
3.750%, 03/25/29 (EUR)	100,000	118,871
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets, Ltd. 6.500%, 06/20/27 (144A)	2,630,000	2,895,630
Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd. 8.000%, 09/20/25 (144A) †	89,401	101,113
United Airlines Pass-Through Trust
4.875%, 01/15/26	121,313	128,637
5.875%, 10/15/27	2,050,806	2,275,537
United Airlines, Inc.
4.375%, 04/15/26 (144A)	1,194,000	1,236,005
4.625%, 04/15/29 (144A)	1,077,000	1,114,695

		17,483,691

Apparel—0.1%
Crocs, Inc. 4.250%, 03/15/29 (144A)	397,000	404,940
Hanesbrands, Inc. 5.375%, 05/15/25 (144A)	66,000	69,878
Levi Strauss & Co.
3.500%, 03/01/31 (144A)	275,000	273,405
5.000%, 05/01/25 (a)	17,000	17,340
William Carter Co. (The) 5.500%, 05/15/25 (144A)	95,000	100,511
Wolverine World Wide, Inc. 6.375%, 05/15/25 (144A)	161,000	171,283

		1,037,357

Auto Manufacturers—1.1%
Allison Transmission, Inc.
3.750%, 01/30/31 (144A)	889,000	873,771
5.875%, 06/01/29 (144A)	508,000	556,260
Ford Motor Co.
4.346%, 12/08/26	128,000	137,120
4.750%, 01/15/43	227,000	241,188
5.291%, 12/08/46	293,000	327,246
Ford Motor Credit Co. LLC
2.330%, 11/25/25 (EUR)	100,000	122,492
2.900%, 02/16/28	733,000	729,526
3.375%, 11/13/25	206,000	213,612

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Auto Manufacturers—(Continued)
Ford Motor Credit Co. LLC
3.810%, 01/09/24	987,000	$1,032,037
3.815%, 11/02/27	200,000	208,324
4.000%, 11/13/30	417,000	436,807
4.125%, 08/17/27	200,000	212,155
4.134%, 08/04/25 (a)	916,000	978,966
4.271%, 01/09/27	210,000	224,994
4.389%, 01/08/26	200,000	216,000
4.687%, 06/09/25	200,000	216,500
5.113%, 05/03/29	243,000	272,034
5.125%, 06/16/25	728,000	801,710
General Motors Financial Co., Inc. 5.700%, 5Y H15 + 4.997%, 09/30/30 (b)	270,000	302,400
Navistar International Corp. 6.625%, 11/01/25 (144A)	349,000	360,562
RCI Banque S.A. 2.625%, 5Y EUR Swap + 2.850%, 02/18/30 (EUR) (b)	100,000	119,336
Renault S.A. 2.375%, 05/25/26 (EUR)	100,000	120,176
Tesla, Inc. 5.300%, 08/15/25 (144A)	968,000	1,000,564
Wabash National Corp. 5.500%, 10/01/25 (144A)	513,000	523,260

		10,227,040

Auto Parts & Equipment—1.5%
Adient U.S. LLC 9.000%, 04/15/25 (144A)	413,000	454,816
Clarios Global L.P. 6.750%, 05/15/25 (144A)	1,142,000	1,216,207
Clarios Global L.P. / Clarios U.S. Finance Co.
4.375%, 05/15/26 (EUR)	167,000	204,828
6.250%, 05/15/26 (144A)	2,392,000	2,548,222
8.500%, 05/15/27 (144A)	4,500,000	4,905,900
Dealer Tire LLC / DT Issuer LLC 8.000%, 02/01/28 (144A)	755,000	813,513
Faurecia SE 3.750%, 06/15/28 (EUR)	100,000	124,803
Goodyear Tire & Rubber Co. (The)
5.000%, 07/15/29 (144A)	344,000	360,168
5.250%, 07/15/31 (144A)	1,020,000	1,065,900
5.625%, 04/30/33 (a)	823,000	868,018
9.500%, 05/31/25	444,000	495,615
IHO Verwaltungs GmbH 3.875%, 4.625% PIK, 05/15/27 (EUR) (c)	101,000	123,327
Meritor, Inc. 4.500%, 12/15/28 (144A)	164,000	166,255
Tenneco, Inc. 7.875%, 01/15/29 (144A) (a)	124,000	140,043
Titan International, Inc. 7.000%, 04/30/28 (144A)	291,000	304,459
ZF Finance GmbH
2.000%, 05/06/27 (EUR)	100,000	119,168
3.000%, 09/21/25 (EUR)	100,000	125,668
3.750%, 09/21/28 (EUR)	100,000	129,768

		14,166,678

Banks—1.6%
Banca Monte dei Paschi di Siena S.p.A. 2.625%, 04/28/25 (EUR)	175,000	210,397
Banco BPM S.p.A.
2.875%, 5Y EUR Swap + 3.170%, 06/29/31 (EUR) (b)	200,000	236,746
5.000%, 5Y EUR Swap + 5.419%, 09/14/30 (EUR) (b)	100,000	129,542
Banco de Sabadell S.A. 2.000%, 5Y EUR Swap + 2.200%, 01/17/30 (EUR) (b)	100,000	117,093
Banco Espirito Santo S.A.
2.625%, 05/08/17 (EUR) (d)	400,000	66,402
4.750%, 01/15/18 (EUR) (d)	1,000,000	166,005
Bank of America Corp.
6.100%, 3M LIBOR + 3.898%, 03/17/25 (b)	1,479,000	1,660,725
6.250%, 3M LIBOR + 3.705%, 09/05/24 (b)	404,000	446,925
6.500%, 3M LIBOR + 4.174%, 10/23/24 (b)	1,395,000	1,579,838
Bank of Cyprus PcL 2.500%, 5Y EUR Swap + 2.785%, 06/24/27 (EUR) (b)	100,000	116,227
CIT Group, Inc.
5.800%, 3M LIBOR + 3.972%, 06/15/22 (b)	569,000	587,703
6.000%, 04/01/36	1,604,000	1,876,680
Citigroup, Inc. 4.000%, 5Y H15 + 3.597%, 12/10/25 (b)	370,000	382,488
Deutsche Pfandbriefbank AG 4.600%, 02/22/27 (EUR)	100,000	127,940
Goldman Sachs Group, Inc. (The) 4.950%, 5Y H15 + 3.224%, 02/10/25 (b)	1,490,000	1,592,601
Intesa Sanpaolo S.p.A.
4.198%, 06/01/32 (144A)	415,000	425,275
4.950%, 06/01/42 (144A)	305,000	315,835
5.148%, 06/10/30 (GBP)	100,000	157,527
5.875%, 5Y EUR Swap + 5.751%, 03/04/29 (EUR) (b)	100,000	133,068
JPMorgan Chase & Co.
4.600%, SOFR + 3.125%, 02/01/25 (b)	539,000	558,566
5.000%, SOFR + 3.380%, 08/01/24 (b)	1,401,000	1,480,787
6.125%, 3M LIBOR + 3.330%, 04/30/24 (b)	243,000	263,351
Stichting AK Rabobank Certificaten 2.188%, 12/29/49 (EUR) (e)	86,900	138,653
UniCredit S.p.A. 4.375%, 5Y EUR Swap + 4.316%, 01/03/27 (EUR) (b)	100,000	121,146
Wells Fargo & Co.
3.900%, 5Y H15 + 3.453%, 03/15/26 (b)	890,000	921,417
5.875%, 3M LIBOR + 3.990%, 06/15/25 (b)	846,000	947,444

		14,760,381

Beverages—0.0%
Triton Water Holdings, Inc. 6.250%, 04/01/29 (144A)	297,000	297,743

Biotechnology—0.0%
Cidron Aida Finco S.a.r.l
5.000%, 04/01/28 (EUR)	100,000	120,205
6.250%, 04/01/28 (GBP)	100,000	141,097
Emergent BioSolutions, Inc. 3.875%, 08/15/28 (144A) (a)	160,000	156,723

		418,025

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Building Materials—1.0%
APi Group DE, Inc. 4.125%, 07/15/29 (144A)	352,000	$350,022
Builders FirstSource, Inc. 6.750%, 06/01/27 (144A)	230,000	246,388
Cemex S.A.B. de C.V. 3.125%, 03/19/26 (EUR)	100,000	121,857
Cornerstone Building Brands, Inc. 6.125%, 01/15/29 (144A) (a)	1,274,000	1,366,365
CP Atlas Buyer, Inc.
7.000%, 12/01/28 (144A)	643,000	666,309
Forterra Finance LLC / FRTA Finance Corp. 6.500%, 07/15/25 (144A)	635,000	684,212
Griffon Corp. 5.750%, 03/01/28	186,000	197,625
HT Troplast GmbH 9.250%, 07/15/25 (EUR)	100,000	131,220
JELD-WEN, Inc.
4.625%, 12/15/25 (144A)	128,000	130,401
4.875%, 12/15/27 (144A)	40,000	41,569
6.250%, 05/15/25 (144A)	326,000	347,682
Masonite International Corp.
5.375%, 02/01/28 (144A)	180,000	190,742
5.750%, 09/15/26 (144A)	64,000	66,240
Patrick Industries, Inc. 4.750%, 05/01/29 (144A)	165,000	163,969
PCF GmbH
4.750%, 04/15/26 (EUR)	100,000	120,979
4.750%, 3M EURIBOR + 4.750%, 04/15/26 (EUR) (b)	100,000	119,843
SRM Escrow Issuer LLC 6.000%, 11/01/28 (144A)	1,977,000	2,095,620
Standard Industries, Inc.
2.250%, 11/21/26 (EUR)	100,000	117,940
3.375%, 01/15/31 (144A)	788,000	754,281
4.375%, 07/15/30 (144A) (a)	620,000	639,375
Summit Materials LLC / Summit Materials Finance Corp. 5.250%, 01/15/29 (144A)	382,000	405,848
Victors Merger Corp. 6.375%, 05/15/29 (144A)	516,000	519,870

		9,478,357

Chemicals—1.1%
Ashland Services B.V. 2.000%, 01/30/28 (EUR)	100,000	120,120
Axalta Coating Systems LLC 3.375%, 02/15/29 (144A)	349,000	341,147
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV 4.750%, 06/15/27 (144A) (a)	256,000	268,160
Chemours Co. (The)
4.000%, 05/15/26 (EUR)	200,000	242,633
5.750%, 11/15/28 (144A) (a)	257,000	274,931
Element Solutions, Inc. 3.875%, 09/01/28 (144A)	2,759,000	2,815,008
GCP Applied Technologies, Inc. 5.500%, 04/15/26 (144A)	458,000	471,076

Chemicals—(Continued)
HB Fuller Co. 4.250%, 10/15/28	229,000	236,678
Herens Holdco Sarl 4.750%, 05/15/28 (144A)	953,000	948,235
Herens Midco Sarl 5.250%, 05/15/29 (EUR)	100,000	116,042
Illuminate Buyer LLC / Illuminate Holdings IV, Inc. 9.000%, 07/01/28 (144A)	627,000	699,118
INEOS Finance plc 3.375%, 03/31/26 (EUR)	100,000	122,634
Ingevity Corp. 3.875%, 11/01/28 (144A)	191,000	189,567
Kraton Polymers LLC / Kraton Polymers Capital Corp. 5.250%, 05/15/26 (EUR)	100,000	121,539
Minerals Technologies, Inc.
5.000%, 07/01/28 (144A)	365,000	379,490
Monitchem HoldCo 3 S.A. 5.250%, 03/15/25 (EUR)	100,000	122,135
Nobian Finance B.V. 3.625%, 07/15/26 (EUR)	100,000	118,172
NOVA Chemicals Corp. 4.875%, 06/01/24 (144A) (a)	161,000	169,855
OCI NV 5.250%, 11/01/24 (144A)	331,000	341,162
PQ Corp. 5.750%, 12/15/25 (144A)	1,236,000	1,268,445
SCIH Salt Holdings, Inc.
4.875%, 05/01/28 (144A)	827,000	826,901
6.625%, 05/01/29 (144A)	464,000	465,160
Valvoline, Inc. 3.625%, 06/15/31 (144A)	3,000	3,000

		10,661,208

Commercial Services—4.4%
ADT Security Corp. (The) 4.875%, 07/15/32 (144A)	670,000	706,006
Allied Universal Holdco LLC / Allied Universal Finance Corp.
6.000%, 06/01/29 (144A) (a)	1,298,000	1,315,899
6.625%, 07/15/26 (144A)	4,345,000	4,606,699
9.750%, 07/15/27 (144A)	1,979,000	2,179,374
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl
3.625%, 06/01/28 (EUR)	100,000	117,615
4.625%, 06/01/28 (144A) (a)	3,836,000	3,843,092
4.875%, 06/01/28 (GBP)	100,000	137,237
AMN Healthcare, Inc. 4.000%, 04/15/29 (144A)	212,000	213,498
APX Group, Inc.
6.750%, 02/15/27 (144A)	590,000	629,058
7.875%, 12/01/22	230,000	230,863
8.500%, 11/01/24	226,000	236,170
ASGN, Inc. 4.625%, 05/15/28 (144A)	148,000	155,026
Autostrade per l’Italia S.p.A.
2.000%, 12/04/28 (EUR)	131,000	161,624
2.000%, 01/15/30 (EUR)	100,000	122,429

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.375%, 03/01/29 (144A)	265,000	$275,931
Bidfair Holdings, Inc. 5.875%, 06/01/29 (144A)	822,000	834,330
Brink’s Co. (The) 5.500%, 07/15/25 (144A)	100,000	106,188
CoreLogic, Inc. 4.500%, 05/01/28 (144A)	933,000	924,836
Garda World Security Corp.
4.625%, 02/15/27 (144A)	649,000	652,245
9.500%, 11/01/27 (144A)	527,000	583,652
Gartner, Inc.
3.625%, 06/15/29 (144A)	523,000	530,845
3.750%, 10/01/30 (144A)	621,000	635,351
4.500%, 07/01/28 (144A)	603,000	636,840
Graham Holdings Co. 5.750%, 06/01/26 (144A)	80,000	83,200
Herc Holdings, Inc.
5.500%, 07/15/27 (144A)	735,000	774,852
Intertrust Group B.V. 3.375%, 11/15/25 (EUR)	134,000	162,068
IPD 3 B.V. 5.500%, 12/01/25 (EUR)	100,000	123,282
Jaguar Holding Co. II / PPD Development L.P.
4.625%, 06/15/25 (144A)	199,000	208,950
5.000%, 06/15/28 (144A)	1,260,000	1,365,739
Legends Hospitality Holding Co. LLC / Legends Hospitality Co-Issuer, Inc. 5.000%, 02/01/26 (144A)	765,000	797,512
Loxam SAS 3.750%, 07/15/26 (EUR)	100,000	121,184
Metis Merger Sub LLC 6.500%, 05/15/29 (144A)	560,000	551,516
MPH Acquisition Holdings LLC 5.750%, 11/01/28 (144A) (a)	1,058,000	1,063,195
Nesco Holdings II, Inc. 5.500%, 04/15/29 (144A)	783,000	817,256
Nielsen Finance LLC / Nielsen Finance Co.
4.750%, 07/15/31 (144A)	440,000	441,100
5.625%, 10/01/28 (144A)	1,147,000	1,211,335
5.875%, 10/01/30 (144A)	553,000	601,898
Prime Security Services Borrower LLC / Prime Finance, Inc.
3.375%, 08/31/27 (144A)	429,000	416,130
5.750%, 04/15/26 (144A)	233,000	257,388
6.250%, 01/15/28 (144A)	243,000	258,491
Rekeep S.p.A. 7.250%, 02/01/26 (EUR)	100,000	127,622
Sabre GLBL, Inc.
7.375%, 09/01/25 (144A)	535,000	581,812
9.250%, 04/15/25 (144A)	1,096,000	1,302,958
Service Corp. International
4.000%, 05/15/31	944,000	963,517
5.125%, 06/01/29	52,000	56,420
Shift4 Payments LLC / Shift4 Payments Finance Sub, Inc. 4.625%, 11/01/26 (144A)	849,000	886,144

Commercial Services—(Continued)
Sotheby’s 7.375%, 10/15/27 (144A) (a)	2,021,000	2,180,154
Square, Inc. 3.500%, 06/01/31 (144A)	1,644,000	1,658,385
Techem Verwaltungsgesellschaft 674 mbH 6.000%, 07/30/26 (EUR)	100,000	122,262
Techem Verwaltungsgesellschaft 675 mbH 2.000%, 07/15/25 (EUR)	100,000	117,354
United Rentals North America, Inc. 4.875%, 01/15/28	23,000	24,392
Verisure Holding AB
3.250%, 02/15/27 (EUR)	148,000	175,523
3.500%, 05/15/23 (EUR)	119,000	142,233
3.875%, 07/15/26 (EUR)	100,000	121,161
Verisure Midholding AB 5.250%, 02/15/29 (EUR)	100,000	121,836
Verscend Escrow Corp. 9.750%, 08/15/26 (144A)	3,813,000	4,017,949

		41,689,626

Computers—1.3%
Ahead DB Holdings LLC 6.625%, 05/01/28 (144A)	373,000	385,883
Austin BidCo, Inc.
7.125%, 12/15/28 (144A)	159,000	162,926
Banff Merger Sub, Inc.
8.375%, 09/01/26 (EUR)	100,000	124,016
9.750%, 09/01/26 (144A)	3,127,000	3,291,167
Booz Allen Hamilton, Inc.
3.875%, 09/01/28 (144A)	726,000	740,520
4.000%, 07/01/29 (144A)	996,000	1,018,410
Centurion Bidco S.p.A. 5.875%, 09/30/26 (EUR)	100,000	123,832
Crowdstrike Holdings, Inc. 3.000%, 02/15/29	708,000	708,673
Diebold Nixdorf, Inc. 9.375%, 07/15/25 (144A)	265,000	293,819
KBR, Inc. 4.750%, 09/30/28 (144A)	397,000	397,000
NCR Corp.
5.000%, 10/01/28 (144A)	569,000	588,386
5.125%, 04/15/29 (144A)	476,000	490,875
5.250%, 10/01/30 (144A)	239,000	247,962
6.125%, 09/01/29 (144A)	318,000	346,620
Science Applications International Corp. 4.875%, 04/01/28 (144A)	304,000	318,820
Tempo Acquisition LLC / Tempo Acquisition Finance Corp.
5.750%, 06/01/25 (144A)	534,000	562,035
6.750%, 06/01/25 (144A)	1,820,000	1,850,722
Unisys Corp. 6.875%, 11/01/27 (144A)	249,000	272,117

		11,923,783

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Cosmetics/Personal Care—0.1%
Coty, Inc.
3.875%, 04/15/26 (EUR)	137,000	$163,055
4.000%, 04/15/23 (EUR)	200,000	235,066
5.000%, 04/15/26 (144A)	316,000	320,418
Edgewell Personal Care Co. 5.500%, 06/01/28 (144A)	213,000	225,780

		944,319

Distribution/Wholesale—0.5%
American Builders & Contractors Supply Co., Inc.
3.875%, 11/15/29 (144A)	357,000	354,769
4.000%, 01/15/28 (144A)	44,000	45,087
BCPE Empire Holdings, Inc. 7.625%, 05/01/27 (144A)	283,000	289,820
Core & Main L.P. 6.125%, 08/15/25 (144A)	3,081,000	3,142,620
H&E Equipment Services, Inc. 3.875%, 12/15/28 (144A)	194,000	190,896
IAA, Inc. 5.500%, 06/15/27 (144A)	104,000	109,171
Wolverine Escrow LLC
8.500%, 11/15/24 (144A)	121,000	117,370
9.000%, 11/15/26 (144A)	258,000	251,550

		4,501,283

Diversified Financial Services—1.7%
Aretec Escrow Issuer, Inc.
7.500%, 04/01/29 (144A)	285,000	292,929
Arrow Global Finance plc 5.125%, 09/15/24 (GBP)	100,000	139,197
Blackstone CQP Holdco L.P. 5.500%, 05/24/31	973,000	1,013,856
Charles Schwab Corp. (The) 4.000%, 10Y H15 + 3.079%, 12/01/30 (b)	2,010,000	2,056,230
Drawbridge Special Opportunities Fund L.P. 3.875%, 02/15/26 (144A) (a)	286,000	295,855
Enact Holdings, Inc. 6.500%, 08/15/25 (144A)	997,000	1,098,893
Encore Capital Group, Inc. 4.875%, 10/15/25 (EUR)	100,000	125,245
Fairstone Financial, Inc. 7.875%, 07/15/24 (144A)	315,000	328,387
Garfunkelux Holdco 3 S.A. 7.750%, 11/01/25 (GBP)	200,000	288,003
Global Aircraft Leasing Co., Ltd. 6.500%, 7.250% PIK, 09/15/24 (144A) (a) (c)	735,562	739,240
Home Point Capital, Inc. 5.000%, 02/01/26 (144A)	708,000	660,210
Intrum AB 3.500%, 07/15/26 (EUR)	101,000	122,012
Jerrold Finco plc 5.250%, 01/15/27 (GBP)	100,000	142,863
Lehman Brothers Holdings, Inc.
Zero Coupon, 02/05/14 (EUR) (d)	4,500,000	56,027
4.750%, 01/16/14 (EUR) (d)	2,140,000	26,644
5.375%, 10/17/12 (EUR) (d)	350,000	4,358

Diversified Financial Services—(Continued)
Nationstar Mortgage Holdings, Inc.
5.125%, 12/15/30 (144A)	305,000	303,475
5.500%, 08/15/28 (144A)	882,000	889,171
6.000%, 01/15/27 (144A)	789,000	817,625
Navient Corp.
5.000%, 03/15/27	11,000	11,382
5.875%, 10/25/24	149,000	160,734
6.750%, 06/15/26	143,000	159,624
7.250%, 09/25/23	218,000	240,618
NFP Corp.
4.875%, 08/15/28 (144A)	714,000	725,524
6.875%, 08/15/28 (144A)	2,712,000	2,854,950
OneMain Finance Corp.
3.500%, 01/15/27	813,000	819,097
5.375%, 11/15/29	165,000	179,477
6.625%, 01/15/28	474,000	543,375
6.875%, 03/15/25	185,000	208,791
7.125%, 03/15/26	547,000	637,096
United Wholesale Mortgage LLC 5.500%, 04/15/29 (144A)	240,000	239,945

		16,180,833

Electric—1.5%
Calpine Corp.
3.750%, 03/01/31 (144A)	3,000	2,857
4.500%, 02/15/28 (144A)	391,000	398,820
4.625%, 02/01/29 (144A)	271,000	266,431
5.000%, 02/01/31 (144A)	366,000	364,170
5.125%, 03/15/28 (144A) (a)	2,558,000	2,602,765
5.250%, 06/01/26 (144A)	149,000	153,284
Clearway Energy Operating LLC 4.750%, 03/15/28 (144A) (a)	445,000	466,694
Edison International 5.375%, 5Y H15 + 4.698%, 03/15/26 (b)	1,100,000	1,108,030
Electricite de France S.A.
2.875%, 5Y EUR Swap + 3.373%, 12/15/26 (EUR) (b)	200,000	244,376
3.000%, 5Y EUR Swap + 3.198%, 09/03/27 (EUR) (b)	200,000	245,095
FirstEnergy Corp.
2.250%, 09/01/30	51,000	48,900
2.650%, 03/01/30	62,000	61,750
3.400%, 03/01/50	559,000	546,422
4.400%, 07/15/27	329,000	357,787
5.350%, 07/15/47	1,244,000	1,492,800
7.375%, 11/15/31	404,000	553,282
FirstEnergy Transmission LLC
4.550%, 04/01/49 (144A)	403,000	472,664
5.450%, 07/15/44 (144A)	1,021,000	1,273,960
NextEra Energy Operating Partners L.P. 4.250%, 09/15/24 (144A)	12,000	12,660
NRG Energy, Inc. 3.625%, 02/15/31 (144A)	711,000	698,700
Orano S.A. 2.750%, 03/08/28 (EUR)	100,000	123,792
Pattern Energy Operations L.P. / Pattern Energy Operations, Inc. 4.500%, 08/15/28 (144A)	890,000	921,328

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
PG&E Corp. 5.250%, 07/01/30 (a)	502,000	$506,769
Pike Corp. 5.500%, 09/01/28 (144A)	788,000	819,520
Public Power Corp. 3.875%, 03/30/26 (EUR)	100,000	123,911
Vistra Operations Co. LLC 4.375%, 05/01/29 (144A)	596,000	598,980

		14,465,747

Electrical Components & Equipment—0.3%
Belden, Inc. 4.125%, 10/15/26 (EUR)	100,000	121,525
Energizer Holdings, Inc.
4.375%, 03/31/29 (144A)	40,000	40,041
4.750%, 06/15/28 (144A)	255,000	261,311
WESCO Distribution, Inc.
7.125%, 06/15/25 (144A)	400,000	432,280
7.250%, 06/15/28 (144A)	1,363,000	1,518,178

		2,373,335

Electronics—0.5%
Atkore, Inc. 4.250%, 06/01/31 (144A)	435,000	440,568
Brightstar Escrow Corp. 9.750%, 10/15/25 (144A)	201,000	216,326
Imola Merger Corp. 4.750%, 05/15/29 (144A) (a)	1,501,000	1,544,154
Sensata Technologies B.V.
4.000%, 04/15/29 (144A)	1,165,000	1,182,572
5.625%, 11/01/24 (144A)	161,000	178,911
Sensata Technologies, Inc. 4.375%, 02/15/30 (144A)	900,000	948,458

		4,510,989

Energy-Alternate Sources—0.0%
TerraForm Power Operating LLC
4.250%, 01/31/23 (144A)	203,000	208,329
4.750%, 01/15/30 (144A)	195,000	199,713

		408,042

Engineering & Construction—0.3%
Abertis Infraestructuras Finance B.V. 3.248%, 5Y EUR Swap + 3.694%, 11/24/25 (EUR) (b)	100,000	122,577
ARCOSA, Inc. 4.375%, 04/15/29 (144A)	961,000	977,818
Brand Industrial Services, Inc. 8.500%, 07/15/25 (144A) (a)	889,000	903,873
Dycom Industries, Inc. 4.500%, 04/15/29 (144A)	261,000	263,260
Heathrow Finance plc 4.625%, 09/01/29 (GBP) (e)	100,000	142,307
MasTec, Inc. 4.500%, 08/15/28 (144A)	444,000	467,457

Engineering & Construction—(Continued)
New Enterprise Stone & Lime Co., Inc.
6.250%, 03/15/26 (144A)	166,000	170,445
9.750%, 07/15/28 (144A)	181,000	202,720

		3,250,457

Entertainment—3.2%
Affinity Gaming 6.875%, 12/15/27 (144A)	349,000	370,376
Boyne USA, Inc. 4.750%, 05/15/29 (144A)	611,000	630,387
Caesars Entertainment, Inc.
6.250%, 07/01/25 (144A)	3,483,000	3,691,980
8.125%, 07/01/27 (144A) (a)	2,594,000	2,885,047
Caesars Resort Collection LLC / CRC Finco, Inc. 5.750%, 07/01/25 (144A)	1,420,000	1,496,325
CCM Merger, Inc. 6.375%, 05/01/26 (144A)	400,000	420,000
Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp.
5.500%, 05/01/25 (144A)	1,840,000	1,920,500
6.500%, 10/01/28 (144A) (a)	122,000	131,455
Churchill Downs, Inc.
4.750%, 01/15/28 (144A)	377,000	390,086
5.500%, 04/01/27 (144A)	655,000	682,547
Cinemark USA, Inc.
5.250%, 07/15/28 (144A)	304,000	311,600
5.875%, 03/15/26 (144A)	293,000	306,610
Cirsa Finance International Sarl
4.750%, 05/22/25 (EUR)	100,000	119,020
6.250%, 12/20/23 (EUR)	100,000	120,259
7.875%, 12/20/23 (144A)	200,000	203,620
CPUK Finance, Ltd. 4.875%, 08/28/25 (GBP)	100,000	139,973
Everi Holdings, Inc. 5.000%, 07/15/29 (144A)	137,000	140,425
Gamma Bidco S.p.A. 6.250%, 07/15/25 (EUR)	100,000	125,037
International Game Technology plc
3.500%, 06/15/26 (EUR)	200,000	242,842
Lions Gate Capital Holdings LLC 5.500%, 04/15/29 (144A)	168,000	176,610
Live Nation Entertainment, Inc.
3.750%, 01/15/28 (144A)	419,000	420,852
4.750%, 10/15/27 (144A) (a)	216,000	223,830
4.875%, 11/01/24 (144A)	76,000	77,216
6.500%, 05/15/27 (144A)	2,471,000	2,742,316
Merlin Entertainments, Ltd. 5.750%, 06/15/26 (144A)	400,000	418,524
Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp. 4.875%, 05/01/29 (144A)	670,000	670,837
Peninsula Pacific Entertainment LLC / Peninsula Pacific Entertainment Finance, Inc. 8.500%, 11/15/27 (144A)	613,000	658,362
Penn National Gaming, Inc. 4.125%, 07/01/29 (144A)	342,000	341,572

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Entertainment—(Continued)
Pinewood Finance Co., Ltd. 3.250%, 09/30/25 (GBP)	100,000	$140,562
Powdr Corp. 6.000%, 08/01/25 (144A)	520,000	546,000
Raptor Acquisition Corp / Raptor Co-Issuer LLC 4.875%, 11/01/26 (144A)	471,000	477,585
Scientific Games International, Inc.
3.375%, 02/15/26 (EUR)	200,000	237,767
5.000%, 10/15/25 (144A)	617,000	637,052
7.000%, 05/15/28 (144A)	296,000	323,291
7.250%, 11/15/29 (144A)	290,000	327,120
8.250%, 03/15/26 (144A)	873,000	936,275
8.625%, 07/01/25 (144A)	435,000	476,325
SeaWorld Parks & Entertainment, Inc. 9.500%, 08/01/25 (144A)	340,000	364,650
Six Flags Theme Parks, Inc. 7.000%, 07/01/25 (144A)	1,938,000	2,088,583
Vail Resorts, Inc. 6.250%, 05/15/25 (144A)	333,000	356,437
Waterford Gaming LLC / Waterford Gaming Financial Corp. 8.625%, 09/15/14 (144A) † (d) (f) (g)	283,116	0
WMG Acquisition Corp. 3.875%, 07/15/30 (144A)	260,000	262,574
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.
5.125%, 10/01/29 (144A)	1,994,000	2,106,162
7.750%, 04/15/25 (144A) (a)	452,000	487,030

		29,825,621

Environmental Control—0.9%
Clean Harbors, Inc. 5.125%, 07/15/29 (144A)	516,000	561,150
Covanta Holding Corp. 5.000%, 09/01/30	312,000	327,600
GFL Environmental, Inc.
3.500%, 09/01/28 (144A)	442,000	440,895
3.750%, 08/01/25 (144A)	311,000	319,552
4.000%, 08/01/28 (144A)	1,120,000	1,106,392
4.250%, 06/01/25 (144A)	233,000	242,679
4.750%, 06/15/29 (144A)	1,512,000	1,569,910
5.125%, 12/15/26 (144A)	806,000	852,683
Madison IAQ LLC
4.125%, 06/30/28 (144A)	259,000	261,590
5.875%, 06/30/29 (144A)	962,000	978,835
Stericycle, Inc. 3.875%, 01/15/29 (144A)	352,000	351,306
Tervita Corp. 11.000%, 12/01/25 (144A)	279,000	312,405
Waste Pro USA, Inc. 5.500%, 02/15/26 (144A)	1,075,000	1,109,669

		8,434,666

Food—2.7%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC
3.250%, 03/15/26 (144A)	769,000	779,958
4.625%, 01/15/27 (144A)	855,000	894,287
4.875%, 02/15/30 (144A)	278,000	296,490
5.875%, 02/15/28 (144A)	568,000	611,960
Bellis Acquisition Co. plc 3.250%, 02/16/26 (GBP)	100,000	138,503
Casino Guichard Perrachon S.A.
3.992%, 5Y EURIBOR ICE Swap + 3.819%, 01/31/24 (EUR) (b)	100,000	87,271
5.250%, 04/15/27 (EUR)	100,000	121,243
Chobani LLC / Chobani Finance Corp., Inc.
4.625%, 11/15/28 (144A)	578,000	598,953
7.500%, 04/15/25 (144A)	891,000	927,005
Ingles Markets, Inc. 4.000%, 06/15/31 (144A)	98,000	97,878
JBS USA LUX S.A. / JBS USA Finance, Inc.
6.500%, 04/15/29 (144A)	1,040,000	1,168,710
JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc.
3.750%, 12/01/31 (144A)	1,032,000	1,055,994
6.750%, 02/15/28 (144A)	226,000	248,318
Kraft Heinz Foods Co.
4.250%, 03/01/31	1,855,000	2,107,259
4.375%, 06/01/46	899,000	1,018,746
4.625%, 10/01/39	178,000	207,311
4.875%, 10/01/49	2,316,000	2,811,511
5.000%, 07/15/35	257,000	315,241
5.000%, 06/04/42	314,000	383,425
5.200%, 07/15/45	765,000	949,702
5.500%, 06/01/50	3,494,000	4,534,348
6.500%, 02/09/40	365,000	506,903
6.875%, 01/26/39	547,000	785,716
Lamb Weston Holdings, Inc. 4.875%, 05/15/28 (144A)	91,000	100,669
Picard Groupe SAS
3.000%, 3M EURIBOR + 3.000%, 11/30/23 (EUR) (b)	100,000	118,466
3.875%, 07/01/26 (EUR)	100,000	118,575
Post Holdings, Inc.
4.500%, 09/15/31 (144A)	571,000	570,058
4.625%, 04/15/30 (144A)	73,000	74,229
5.500%, 12/15/29 (144A)	513,000	549,551
5.750%, 03/01/27 (144A)	2,000	2,093
Premier Foods Finance plc 3.500%, 10/15/26 (GBP)	100,000	138,330
Simmons Foods, Inc. 4.625%, 03/01/29 (144A)	1,147,000	1,156,967
TreeHouse Foods, Inc. 4.000%, 09/01/28	257,000	255,073
U.S. Foods, Inc.
4.750%, 02/15/29 (144A)	1,001,000	1,021,020
6.250%, 04/15/25 (144A)	309,000	327,540
United Natural Foods, Inc. 6.750%, 10/15/28 (144A)	206,000	221,689

		25,300,992

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Food Service—0.1%
Aramark Services, Inc.
5.000%, 04/01/25 (144A)	579,000	$593,475
5.000%, 02/01/28 (144A)	125,000	130,900
6.375%, 05/01/25 (144A)	536,000	569,500

		1,293,875

Hand/Machine Tools—0.0%
IMA Industria Macchine Automatiche SpA 3.750%, 01/15/28 (EUR)	100,000	119,144

Healthcare-Products—0.7%
Avantor Funding, Inc. 4.625%, 07/15/28 (144A)	2,436,000	2,571,856
Hologic, Inc. 3.250%, 02/15/29 (144A)	210,000	208,163
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics S.A.
7.250%, 02/01/28 (144A)	2,216,000	2,420,426
7.375%, 06/01/25 (144A)	780,000	837,525
Teleflex, Inc. 4.250%, 06/01/28 (144A)	435,000	453,487

		6,491,457

Healthcare-Services—5.1%
Acadia Healthcare Co., Inc.
5.000%, 04/15/29 (144A)	382,000	398,395
5.500%, 07/01/28 (144A)	436,000	465,430
AHP Health Partners, Inc.
5.750%, 07/15/29 (144A)	733,000	743,079
9.750%, 07/15/26 (144A)	816,000	877,853
Akumin, Inc. 7.000%, 11/01/25 (144A)	264,000	274,082
CAB SELAS 3.375%, 02/01/28 (EUR)	100,000	117,982
Catalent Pharma Solutions, Inc.
2.375%, 03/01/28 (EUR)	186,000	220,991
3.125%, 02/15/29 (144A)	447,000	432,866
5.000%, 07/15/27 (144A)	82,000	85,687
Centene Corp.
2.450%, 07/15/28	2,069,000	2,096,931
2.500%, 03/01/31	2,788,000	2,749,665
3.000%, 10/15/30	1,820,000	1,869,650
4.250%, 12/15/27	576,000	606,960
4.625%, 12/15/29	3,081,000	3,388,391
Charles River Laboratories International, Inc.
3.750%, 03/15/29 (144A)	88,000	89,210
4.000%, 03/15/31 (144A)	249,000	259,042
4.250%, 05/01/28 (144A)	88,000	90,970
Chrome Bidco SASU 3.500%, 05/31/28 (EUR)	100,000	120,205
CHS/Community Health Systems, Inc.
5.625%, 03/15/27 (144A)	1,386,000	1,479,555
6.000%, 01/15/29 (144A)	1,144,000	1,224,080
6.125%, 04/01/30 (144A)	690,000	700,350
6.625%, 02/15/25 (144A)	2,559,000	2,706,117

Healthcare-Services—(Continued)
CHS/Community Health Systems, Inc.
6.875%, 04/15/29 (144A)	440,000	460,447
8.000%, 03/15/26 (144A)	2,654,000	2,859,685
DaVita, Inc. 4.625%, 06/01/30 (144A)	320,000	329,030
Encompass Health Corp.
4.500%, 02/01/28	161,000	167,033
4.625%, 04/01/31	504,000	540,011
4.750%, 02/01/30	1,017,000	1,080,562
HCA, Inc.
3.500%, 09/01/30	2,461,000	2,621,876
5.375%, 02/01/25	38,000	42,864
5.625%, 09/01/28	1,252,000	1,483,620
5.875%, 02/15/26	65,000	75,117
5.875%, 02/01/29	153,000	184,748
Indigo Merger Sub, Inc. 2.875%, 07/15/26 (144A)	1,042,000	1,058,474
IQVIA, Inc. 5.000%, 10/15/26 (144A)	299,000	309,465
Korian S.A. 4.125%, 5Y UKG + 9.079%, 03/15/24 (GBP) (b)	100,000	139,669
Legacy LifePoint Health LLC
4.375%, 02/15/27 (144A)	161,000	162,932
6.750%, 04/15/25 (144A)	412,000	439,048
LifePoint Health, Inc. 5.375%, 01/15/29 (144A)	890,000	867,750
MEDNAX, Inc. 6.250%, 01/15/27 (144A)	575,000	608,781
ModivCare, Inc. 5.875%, 11/15/25 (144A)	170,000	181,900
Molina Healthcare, Inc.
3.875%, 11/15/30 (144A)	739,000	769,484
4.375%, 06/15/28 (144A)	497,000	518,123
Prime Healthcare Services, Inc. 7.250%, 11/01/25 (144A)	1,356,000	1,467,978
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc. 9.750%, 12/01/26 (144A)	235,000	252,919
RP Escrow Issuer LLC 5.250%, 12/15/25 (144A)	343,000	358,006
Surgery Center Holdings, Inc.
6.750%, 07/01/25 (144A) (a)	1,440,000	1,468,800
10.000%, 04/15/27 (144A) (a)	877,000	962,507
Syneos Health, Inc. 3.625%, 01/15/29 (144A)	1,063,000	1,052,370
Tenet Healthcare Corp.
4.250%, 06/01/29 (144A)	787,000	796,838
4.625%, 09/01/24 (144A)	336,000	344,857
4.625%, 06/15/28 (144A)	152,000	156,438
4.875%, 01/01/26 (144A)	2,113,000	2,191,604
5.125%, 11/01/27 (144A)	1,279,000	1,341,351
6.125%, 10/01/28 (144A)	1,341,000	1,429,023
6.250%, 02/01/27 (144A)	96,000	100,200
7.500%, 04/01/25 (144A)	554,000	598,392

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
U.S. Acute Care Solutions LLC 6.375%, 03/01/26 (144A)	87,000	$89,897

		48,509,290

Home Builders—0.7%
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.625%, 01/15/28 (144A)	145,000	154,425
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp.
4.875%, 02/15/30 (144A)	816,000	808,085
5.000%, 06/15/29 (144A)	548,000	552,110
Forestar Group, Inc. 3.850%, 05/15/26 (144A)	268,000	270,425
Installed Building Products, Inc. 5.750%, 02/01/28 (144A)	273,000	287,332
K Hovnanian Enterprises, Inc. 7.750%, 02/15/26 (144A) (a)	710,000	752,600
KB Home 4.000%, 06/15/31	257,000	259,249
LGI Homes, Inc. 4.000%, 07/15/29 (144A)	209,000	210,045
Mattamy Group Corp.
4.625%, 03/01/30 (144A)	445,000	454,567
5.250%, 12/15/27 (144A)	310,000	323,950
Meritage Homes Corp. 5.125%, 06/06/27	129,000	144,158
New Home Co., Inc. (The) 7.250%, 10/15/25 (144A)	160,000	169,552
Picasso Finance Sub, Inc. 6.125%, 06/15/25 (144A)	645,000	681,926
Taylor Morrison Communities, Inc.
5.125%, 08/01/30 (144A)	88,000	95,381
5.875%, 06/15/27 (144A)	26,000	29,413
Toll Brothers Finance Corp. 4.350%, 02/15/28	29,000	31,828
TRI Pointe Homes, Inc.
5.250%, 06/01/27	174,000	188,790
5.700%, 06/15/28	120,000	132,300
5.875%, 06/15/24	107,000	119,048
Williams Scotsman International, Inc. 4.625%, 08/15/28 (144A)	513,000	529,775
Winnebago Industries, Inc. 6.250%, 07/15/28 (144A)	294,000	316,785

		6,511,744

Home Furnishings—0.1%
Tempur Sealy International, Inc. 4.000%, 04/15/29 (144A)	693,000	701,628
WASH Multifamily Acquisition, Inc. 5.750%, 04/15/26 (144A)	558,000	582,608

		1,284,236

Household Products/Wares—0.2%
Central Garden & Pet Co.
4.125%, 10/15/30	439,000	448,329
4.125%, 04/30/31 (144A)	506,000	511,692

Household Products/Wares—(Continued)
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc. 5.000%, 12/31/26 (144A)	449,000	455,735
Ontex Group NV 3.500%, 07/15/26 (EUR)	100,000	118,427
Spectrum Brands, Inc.
3.875%, 03/15/31 (144A)	245,000	240,744
5.000%, 10/01/29 (144A)	219,000	232,140
5.500%, 07/15/30 (144A)	113,000	121,758

		2,128,825

Housewares—0.2%
CD&R Smokey Buyer, Inc. 6.750%, 07/15/25 (144A)	877,000	940,039
Newell Brands, Inc.
4.875%, 06/01/25	166,000	183,637
6.000%, 04/01/46	100,000	126,720
Scotts Miracle-Gro Co. (The) 4.000%, 04/01/31 (144A)	666,000	663,922

		1,914,318

Insurance—1.4%
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer
4.250%, 10/15/27 (144A)	3,036,000	3,081,510
6.750%, 10/15/27 (144A)	4,285,000	4,503,364
AmWINS Group, Inc. 7.750%, 07/01/26 (144A)	243,000	257,738
Ardonagh Midco 2 plc 11.500%, 12.750% PIK, 01/15/27 (144A) (a) (c)	212,820	233,038
AssuredPartners, Inc. 5.625%, 01/15/29 (144A)	587,000	587,000
BroadStreet Partners, Inc. 5.875%, 04/15/29 (144A)	496,000	505,920
Galaxy Bidco, Ltd. 6.500%, 07/31/26 (GBP)	100,000	145,765
GTCR AP Finance, Inc. 8.000%, 05/15/27 (144A) (a)	671,000	714,615
Highlands Holdings Bond Issuer, Ltd. / Highlands Holdings Bond Co-Issuer, Inc. 7.625%, 8.375% PIK, 10/15/25 (144A) (c)	450,000	476,028
HUB International, Ltd. 7.000%, 05/01/26 (144A)	2,036,000	2,111,515
MGIC Investment Corp. 5.250%, 08/15/28	332,000	351,920
Societa Cattolica di Assicurazioni 4.250%, 3M EURIBOR + 4.455%, 12/14/47 (EUR) (b)	100,000	133,580
Unipol Gruppo S.p.A. 3.250%, 09/23/30 (EUR)	125,000	166,621

		13,268,614

Internet—1.6%
Acuris Finance U.S., Inc. / Acuris Finance Sarl 5.000%, 05/01/28 (144A)	1,060,000	1,056,672
ANGI Group LLC 3.875%, 08/15/28 (144A) (a)	820,000	814,875

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Internet—(Continued)
Arches Buyer, Inc.
4.250%, 06/01/28 (144A)	241,000	$238,289
6.125%, 12/01/28 (144A) (a)	105,000	108,150
Cablevision Lightpath LLC
3.875%, 09/15/27 (144A)	359,000	354,814
5.625%, 09/15/28 (144A)	532,000	541,842
Endure Digital Inc 6.000%, 02/15/29 (144A)	445,000	440,550
Go Daddy Operating Co. LLC / GD Finance Co., Inc.
3.500%, 03/01/29 (144A)	317,000	314,939
5.250%, 12/01/27 (144A)	172,000	180,600
ION Trading Technologies Sarl 5.750%, 05/15/28 (144A) (a)	506,000	525,347
Match Group Holdings II LLC
4.125%, 08/01/30 (144A)	103,000	104,802
4.625%, 06/01/28 (144A)	9,000	9,359
MercadoLibre, Inc. 2.375%, 01/14/26	3,000	3,020
Netflix, Inc.
3.625%, 06/15/30 (EUR)	118,000	166,223
4.875%, 06/15/30 (144A)	510,000	606,543
5.375%, 11/15/29 (144A)	255,000	309,722
5.875%, 11/15/28	1,109,000	1,361,220
6.375%, 05/15/29	83,000	106,012
Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc.
6.000%, 02/15/28 (144A) (a)	611,000	612,338
10.750%, 06/01/28 (144A)	199,000	223,875
Rakuten Group, Inc. 4.250%, 5Y EUR Swap + 4.740%, 04/22/27 (EUR) (b)	200,000	244,265
Twitter, Inc. 3.875%, 12/15/27 (144A)	707,000	751,187
Uber Technologies, Inc.
6.250%, 01/15/28 (144A)	1,197,000	1,288,223
7.500%, 05/15/25 (144A)	1,898,000	2,048,322
7.500%, 09/15/27 (144A)	1,578,000	1,734,190
8.000%, 11/01/26 (144A)	624,000	672,360
United Group B.V.
4.000%, 11/15/27 (EUR)	150,000	176,600
4.875%, 07/01/24 (EUR)	100,000	119,850

		15,114,189

Investment Companies—0.4%
Compass Group Diversified Holdings LLC. 5.250%, 04/15/29 (144A)	645,000	670,800
Hightower Holding LLC 6.750%, 04/15/29 (144A)	291,000	296,820
Icahn Enterprises L.P. / Icahn Enterprises Finance Corp.
4.375%, 02/01/29 (144A)	805,000	800,975
4.750%, 09/15/24	301,000	314,545
5.250%, 05/15/27 (144A)	673,000	694,872
5.250%, 05/15/27	860,000	887,946
6.250%, 05/15/26	124,000	131,564
Owl Rock Technology Finance Corp. 3.750%, 06/17/26 (144A)	305,000	320,709

		4,118,231

Iron/Steel—0.6%
Allegheny Technologies, Inc. 7.875%, 08/15/23	158,000	173,208
Big River Steel LLC / BRS Finance Corp. 6.625%, 01/31/29 (144A)	3,666,000	4,037,182
thyssenKrupp AG
1.875%, 03/06/23 (EUR)	43,000	51,083
2.875%, 02/22/24 (EUR)	181,000	217,669
TMS International Corp. 6.250%, 04/15/29 (144A)	276,000	289,800
United States Steel Corp.
6.250%, 03/15/26	36,000	37,109
6.875%, 03/01/29	687,000	735,090

		5,541,141

Leisure Time—1.5%
Carnival Corp.
5.750%, 03/01/27 (144A)	3,743,000	3,920,792
9.875%, 08/01/27 (144A)	511,000	596,592
10.125%, 02/01/26 (EUR)	134,000	185,306
10.500%, 02/01/26 (144A)	1,043,000	1,214,313
11.500%, 04/01/23 (144A)	1,204,000	1,354,982
Life Time, Inc.
5.750%, 01/15/26 (144A)	801,000	830,036
8.000%, 04/15/26 (144A)	548,000	584,026
MajorDrive Holdings IV LLC 6.375%, 06/01/29 (144A)	273,000	272,318
NCL Corp., Ltd.
5.875%, 03/15/26 (144A)	603,000	631,642
10.250%, 02/01/26 (144A)	263,000	305,738
NCL Finance, Ltd. 6.125%, 03/15/28 (144A)	871,000	912,764
Royal Caribbean Cruises, Ltd.
5.500%, 04/01/28 (144A)	1,501,000	1,571,997
9.125%, 06/15/23 (144A)	362,000	397,295
10.875%, 06/01/23 (144A)	230,000	261,913
11.500%, 06/01/25 (144A)	480,000	553,200
Viking Cruises, Ltd. 7.000%, 02/15/29 (144A) (a)	108,000	112,366
Viking Ocean Cruises Ship VII, Ltd. 5.625%, 02/15/29 (144A)	483,000	487,830

		14,193,110

Lodging—0.8%
Boyd Gaming Corp.
4.750%, 12/01/27	386,000	399,510
4.750%, 06/15/31 (144A)	997,000	1,034,387
8.625%, 06/01/25 (144A)	542,000	597,485
Full House Resorts, Inc. 8.250%, 02/15/28 (144A)	155,000	168,950
Genting New York LLC 3.300%, 02/15/26 (144A)	204,000	205,929
Hilton Domestic Operating Co., Inc.
4.000%, 05/01/31 (144A)	573,000	578,083
4.875%, 01/15/30	1,326,000	1,415,505

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Lodging—(Continued)
Hilton Domestic Operating Co., Inc.
5.375%, 05/01/25 (144A)	131,000	$137,877
5.750%, 05/01/28 (144A)	117,000	126,602
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower ESC 4.875%, 07/01/31 (144A)	126,000	125,670
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 4.875%, 04/01/27	361,000	376,342
Marriott Ownership Resorts, Inc. 4.500%, 06/15/29 (144A)	403,000	408,541
Marriott Ownership Resorts, Inc. / ILG LLC 6.500%, 09/15/26 (a)	86,000	89,333
MGM Resorts International 5.750%, 06/15/25	61,000	67,268
Station Casinos LLC 4.500%, 02/15/28 (144A)	422,000	429,193
Travel & Leisure Co.
6.625%, 07/31/26 (144A)	360,000	407,880
Wyndham Hotels & Resorts, Inc. 4.375%, 08/15/28 (144A)	314,000	325,998
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.250%, 05/15/27 (144A)	426,000	457,567

		7,352,120

Machinery-Construction & Mining—0.2%
BWX Technologies, Inc.
4.125%, 06/30/28 (144A)	549,000	559,294
4.125%, 04/15/29 (144A)	447,000	454,822
Terex Corp. 5.000%, 05/15/29 (144A)	762,000	794,385

		1,808,501

Machinery-Diversified—0.9%
ATS Automation Tooling Systems, Inc. 4.125%, 12/15/28 (144A)	237,000	242,629
Clark Equipment Co. 5.875%, 06/01/25 (144A)	561,000	593,257
Colfax Corp. 6.375%, 02/15/26 (144A)	258,000	272,448
GrafTech Finance, Inc. 4.625%, 12/15/28 (144A)	736,000	755,320
Husky III Holding, Ltd. 13.000%, PIK, 02/15/25 (144A) (a) (c)	720,000	781,200
Mueller Water Products, Inc. 4.000%, 06/15/29 (144A)	271,000	278,485
Platin 1426 GmbH 5.375%, 06/15/23 (EUR)	100,000	119,381
RBS Global, Inc. / Rexnord LLC 4.875%, 12/15/25 (144A)	16,000	16,320
Renk AG 5.750%, 07/15/25 (EUR)	100,000	123,342
Stevens Holding Co., Inc. 6.125%, 10/01/26 (144A)	365,000	391,463
Titan Acquisition, Ltd. / Titan Co-Borrower LLC 7.750%, 04/15/26 (144A)	1,420,000	1,471,475

Machinery-Diversified—(Continued)
TK Elevator Midco GmbH 4.375%, 07/15/27 (EUR)	100,000	123,829
TK Elevator U.S. Newco, Inc. 5.250%, 07/15/27 (144A)	1,979,000	2,085,371
Vertical Holdco GmbH
6.625%, 07/15/28 (EUR)	100,000	126,288
7.625%, 07/15/28 (144A) (a)	1,430,000	1,551,822

		8,932,630

Media—5.9%
Altice Financing S.A.
2.250%, 01/15/25 (EUR)	100,000	115,019
3.000%, 01/15/28 (EUR)	148,000	166,834
5.000%, 01/15/28 (144A)	958,000	939,003
7.500%, 05/15/26 (144A)	2,151,000	2,239,836
AMC Networks, Inc.
4.250%, 02/15/29	303,000	305,651
4.750%, 08/01/25 (a)	595,000	610,887
Block Communications, Inc.
4.875%, 03/01/28 (144A)	285,000	290,700
Cable One, Inc. 4.000%, 11/15/30 (144A)	422,000	423,583
CCO Holdings LLC / CCO Holdings Capital Corp.
4.250%, 02/01/31 (144A)	1,458,000	1,485,337
4.500%, 08/15/30 (144A) (a)	1,629,000	1,696,137
4.500%, 05/01/32	1,748,000	1,811,365
4.500%, 06/01/33 (144A)	957,000	979,260
4.750%, 03/01/30 (144A)	655,000	692,663
5.000%, 02/01/28 (144A)	950,000	996,312
5.375%, 06/01/29 (144A)	557,000	608,857
Clear Channel Worldwide Holdings, Inc. 5.125%, 08/15/27 (144A)	3,919,000	4,017,837
CSC Holdings LLC
4.125%, 12/01/30 (144A)	649,000	644,944
4.500%, 11/15/31 (144A)	1,224,000	1,231,515
4.625%, 12/01/30 (144A)	4,048,000	3,971,533
5.000%, 11/15/31 (144A)	1,154,000	1,159,539
5.375%, 02/01/28 (144A)	223,000	235,923
5.750%, 01/15/30 (144A)	1,007,000	1,046,021
6.500%, 02/01/29 (144A)	741,000	820,732
Diamond Sports Group LLC / Diamond Sports Finance Co. 5.375%, 08/15/26 (144A)	496,000	321,160
DISH DBS Corp.
5.000%, 03/15/23	1,800,000	1,883,934
5.125%, 06/01/29 (144A)	2,495,000	2,463,638
5.875%, 07/15/22	1,627,000	1,697,286
5.875%, 11/15/24	408,000	438,090
7.750%, 07/01/26 (a)	1,132,000	1,281,990
GCI LLC 4.750%, 10/15/28 (144A)	189,000	193,442
iHeartCommunications, Inc. 8.375%, 05/01/27	90,667	97,127
LCPR Senior Secured Financing DAC
5.125%, 07/15/29 (144A)	1,142,000	1,180,542
6.750%, 10/15/27 (144A)	1,526,000	1,644,570

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Meredith Corp. 6.875%, 02/01/26 (a)	127,000	$132,080
Midcontinent Communications / Midcontinent Finance Corp. 5.375%, 08/15/27 (144A)	366,000	384,300
News Corp. 3.875%, 05/15/29 (144A)	320,000	323,200
Radiate Holdco LLC / Radiate Finance, Inc.
4.500%, 09/15/26 (144A)	1,705,000	1,764,675
6.500%, 09/15/28 (144A)	3,980,000	4,181,587
Scripps Escrow II, Inc.
3.875%, 01/15/29 (144A)	37,000	36,705
5.375%, 01/15/31 (144A)	375,000	373,815
Sinclair Television Group, Inc. 4.125%, 12/01/30 (144A)	868,000	852,810
Sirius XM Radio, Inc.
4.000%, 07/15/28 (144A)	1,449,000	1,492,470
4.125%, 07/01/30 (144A) (a)	721,000	727,402
5.000%, 08/01/27 (144A)	524,000	549,021
Summer BidCo B.V. 9.000%, PIK,11/15/25 (EUR) (c)	104,875	126,708
TEGNA, Inc. 5.500%, 09/15/24 (144A) (a)	95,000	96,663
Telenet Finance Luxembourg Notes S.a.r.l. 5.500%, 03/01/28 (144A)	800,000	841,600
Univision Communications, Inc.
5.125%, 02/15/25 (144A)	248,000	253,010
6.625%, 06/01/27 (144A)	454,000	491,932
UPC Broadband Finco B.V. 4.875%, 07/15/31 (144A)	1,160,000	1,162,668
UPC Holding B.V. 3.875%, 06/15/29 (EUR)	100,000	120,129
UPCB Finance VII, Ltd. 3.625%, 06/15/29 (EUR)	100,000	121,073
Videotron, Ltd. 3.625%, 06/15/29 (144A) (a)	962,000	980,961
Virgin Media Vendor Financing Notes IV DAC 5.000%, 07/15/28 (144A) (a)	1,272,000	1,297,440
Ziggo B.V.
4.250%, 01/15/27 (EUR)	80,000	98,246
4.875%, 01/15/30 (144A)	585,000	599,625
5.500%, 01/15/27 (144A)	627,000	651,453
Ziggo Bond Co. B.V.
5.125%, 02/28/30 (144A)	248,000	253,826
6.000%, 01/15/27 (144A)	351,000	366,795

		55,971,461

Metal Fabricate/Hardware—0.1%
Advanced Drainage Systems, Inc. 5.000%, 09/30/27 (144A)	561,000	582,329
Grinding Media, Inc. / Moly-Cop AltaSteel, Ltd. 7.375%, 12/15/23 (144A)	730,000	746,454

		1,328,783

Mining—1.5%
Arconic Corp.
6.000%, 05/15/25 (144A)	294,000	313,336
6.125%, 02/15/28 (144A)	805,000	863,540
Constellium SE
3.750%, 04/15/29 (144A)	1,966,000	1,946,340
5.625%, 06/15/28 (144A)	513,000	550,192
5.875%, 02/15/26 (144A)	1,187,000	1,222,254
Freeport-McMoRan, Inc.
4.375%, 08/01/28	910,000	961,187
5.400%, 11/14/34	166,000	200,496
5.450%, 03/15/43	2,732,000	3,339,378
Joseph T Ryerson & Son, Inc. 8.500%, 08/01/28 (144A)	375,000	416,250
Kaiser Aluminum Corp.
4.500%, 06/01/31 (144A)	338,000	346,633
4.625%, 03/01/28 (144A)	131,000	135,340
New Gold, Inc.
6.375%, 05/15/25 (144A)	177,000	182,753
7.500%, 07/15/27 (144A)	974,000	1,056,790
Novelis Corp.
4.750%, 01/30/30 (144A)	1,849,000	1,941,450
5.875%, 09/30/26 (144A)	320,000	332,881
Novelis Sheet Ingot Gmbh Co. 3.375%, 04/15/29 (EUR)	100,000	121,575
Vedanta Resources Finance II plc 8.950%, 03/11/25 (144A)	574,000	562,807

		14,493,202

Miscellaneous Manufacturing—0.5%
Amsted Industries, Inc. 5.625%, 07/01/27 (144A)	339,000	357,221
Bombardier, Inc.
7.125%, 06/15/26 (144A)	1,702,000	1,781,994
7.450%, 05/01/34 (144A)	110,000	117,700
7.500%, 12/01/24 (144A)	1,040,000	1,086,800
7.500%, 03/15/25 (144A)	69,000	70,956
7.875%, 04/15/27 (144A)	790,000	819,625
EnPro Industries, Inc. 5.750%, 10/15/26	161,000	169,791
Gates Global LLC / Gates Corp. 6.250%, 01/15/26 (144A)	453,000	474,524

		4,878,611

Office/Business Equipment—0.1%
CDW LLC / CDW Finance Corp. 3.250%, 02/15/29	621,000	629,197
Xerox Corp. 4.800%, 03/01/35	435,000	436,632

		1,065,829

Oil & Gas—5.9%
Aethon United BR L.P. / Aethon United Finance Corp. 8.250%, 02/15/26 (144A)	1,537,000	1,664,110

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Antero Resources Corp.
5.375%, 03/01/30 (144A)	477,000	$486,841
7.625%, 02/01/29 (144A)	601,000	667,110
Apache Corp.
4.250%, 01/15/30 (a)	513,000	541,215
4.250%, 01/15/44 (a)	170,000	166,110
4.375%, 10/15/28	98,000	104,321
4.750%, 04/15/43 (a)	1,328,000	1,380,722
4.875%, 11/15/27	446,000	483,014
5.100%, 09/01/40	552,000	578,220
5.250%, 02/01/42	134,000	141,705
5.350%, 07/01/49	164,000	172,610
Ascent Resources Utica Holdings LLC / ARU Finance Corp.
5.875%, 06/30/29 (144A)	1,015,000	1,015,000
9.000%, 11/01/27 (144A)	920,000	1,271,569
Baytex Energy Corp. 8.750%, 04/01/27 (144A)	179,000	180,342
BP Capital Markets plc 4.250%, 5Y UKG + 4.170%, 03/22/27 (GBP) (b)	100,000	146,478
Callon Petroleum Co.
6.125%, 10/01/24	289,000	284,893
6.250%, 04/15/23	99,000	99,115
8.000%, 08/01/28 (144A)	1,507,000	1,523,954
9.000%, 04/01/25 (144A)	1,897,000	2,067,730
Centennial Resource Production LLC 6.875%, 04/01/27 (144A) (a)	1,429,000	1,461,310
Chesapeake Energy Corp.
5.500%, 02/01/26 (144A)	50,000	52,750
5.875%, 02/01/29 (144A)	163,000	176,440
CITGO Petroleum Corp.
6.375%, 06/15/26 (144A)	581,000	605,692
7.000%, 06/15/25 (144A)	600,000	625,242
CNX Resources Corp. 6.000%, 01/15/29 (144A)	632,000	683,331
Colgate Energy Partners III LLC
5.875%, 07/01/29 (144A)	794,000	823,775
7.750%, 02/15/26 (144A)	298,000	326,682
Comstock Resources, Inc.
5.875%, 01/15/30 (144A)	712,000	726,240
6.750%, 03/01/29 (144A) (a)	1,278,000	1,361,364
7.500%, 05/15/25 (144A)	352,000	365,200
Continental Resources, Inc.
4.500%, 04/15/23	51,000	53,070
4.900%, 06/01/44 (a)	239,000	270,669
5.750%, 01/15/31 (144A) (a)	362,000	433,495
CrownRock L.P. / CrownRock Finance, Inc. 5.625%, 10/15/25 (144A)	1,929,000	1,996,515
Endeavor Energy Resources L.P. / EER Finance, Inc.
5.500%, 01/30/26 (144A)	2,033,000	2,111,779
5.750%, 01/30/28 (144A)	98,000	104,493
EQT Corp.
3.125%, 05/15/26 (144A)	467,000	478,540
3.625%, 05/15/31 (144A)	131,000	136,567
3.900%, 10/01/27	707,000	757,374
5.000%, 01/15/29	172,000	191,775
8.500%, 02/01/30	458,000	596,733

Oil & Gas—(Continued)
Great Western Petroleum LLC / Great Western Finance Corp. 12.000%, 09/01/25 (144A)	296,000	294,520
Hilcorp Energy I L.P. / Hilcorp Finance Co.
5.750%, 02/01/29 (144A)	131,000	136,568
6.000%, 02/01/31 (144A)	183,000	193,980
Independence Energy Finance LLC 7.250%, 05/01/26 (144A)	1,074,000	1,127,883
Indigo Natural Resources LLC 5.375%, 02/01/29 (144A)	1,634,000	1,707,530
Matador Resources Co. 5.875%, 09/15/26 (a)	1,942,000	2,000,260
MEG Energy Corp.
5.875%, 02/01/29 (144A) (a)	207,000	215,797
7.125%, 02/01/27 (144A)	102,000	108,663
Murphy Oil Corp.
5.750%, 08/15/25	271,000	278,114
6.375%, 12/01/42	64,000	63,384
Neptune Energy Bondco plc 6.625%, 05/15/25 (144A)	400,000	410,680
Northern Oil and Gas, Inc. 8.125%, 03/01/28 (144A) (a)	1,195,000	1,287,612
Occidental Petroleum Corp.
2.700%, 02/15/23	140,000	143,108
2.900%, 08/15/24	1,085,000	1,109,412
3.000%, 02/15/27	12,000	11,910
3.200%, 08/15/26	42,000	42,315
3.400%, 04/15/26	166,000	169,735
4.100%, 02/15/47	171,000	159,222
4.200%, 03/15/48	694,000	648,890
4.300%, 08/15/39	1,100,000	1,050,500
4.400%, 04/15/46	999,000	959,539
4.400%, 08/15/49 (a)	257,000	246,720
4.500%, 07/15/44	441,000	424,462
4.625%, 06/15/45 (a)	1,154,000	1,125,150
5.500%, 12/01/25	208,000	229,844
5.550%, 03/15/26	76,000	83,980
6.125%, 01/01/31 (a)	528,000	621,208
6.200%, 03/15/40	2,242,000	2,535,074
6.600%, 03/15/46	51,000	60,624
6.950%, 07/01/24	153,000	172,351
8.875%, 07/15/30	93,000	124,377
Ovintiv Exploration, Inc. 5.375%, 01/01/26	82,000	92,410
Ovintiv, Inc.
6.500%, 08/15/34	297,000	392,074
7.375%, 01/11/31	186,000	246,954
Parkland Corp.
4.500%, 10/01/29 (144A)	260,000	264,209
5.875%, 07/15/27 (144A)	473,000	504,157
PBF Holding Co. LLC / PBF Finance Corp. 9.250%, 05/15/25 (144A)	2,045,000	2,060,113
PDC Energy, Inc.
6.125%, 09/15/24	279,000	285,333
6.250%, 12/01/25	246,000	254,610

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Range Resources Corp.
4.875%, 05/15/25	210,000	$217,350
8.250%, 01/15/29 (144A) (a)	316,000	356,290
9.250%, 02/01/26	68,000	74,970
Repsol International Finance B.V. 3.750%, 5Y EUR Swap + 4.000%, 03/11/26 (EUR) (b)	100,000	126,853
SM Energy Co.
5.625%, 06/01/25	68,000	67,320
6.500%, 07/15/28	515,000	529,162
6.625%, 01/15/27	171,000	175,702
6.750%, 09/15/26 (a)	114,000	115,995
10.000%, 01/15/25 (144A) (a)	1,846,000	2,082,916
Southwestern Energy Co.
7.500%, 04/01/26	68,000	71,995
8.375%, 09/15/28 (a)	157,000	177,410
Sunoco L.P. / Sunoco Finance Corp.
5.875%, 03/15/28	282,000	299,625
6.000%, 04/15/27 (a)	131,000	136,993
Transocean, Inc. 11.500%, 01/30/27 (144A)	330,000	352,669
Vine Energy Holdings LLC 6.750%, 04/15/29 (144A)	1,517,000	1,596,642
Viper Energy Partners L.P. 5.375%, 11/01/27 (144A)	275,000	286,470

		55,825,729

Oil & Gas Services—0.5%
Archrock Partners L.P. / Archrock Partners Finance Corp.
6.250%, 04/01/28 (144A)	779,000	813,206
6.875%, 04/01/27 (144A)	416,000	441,480
ChampionX Corp. 6.375%, 05/01/26	415,000	434,671
Pioneer Energy Services Corp. 11.000%, PIK, 05/15/25 (144A) † (c) (f) (g)	696,322	701,544
TechnipFMC plc 6.500%, 02/01/26 (144A)	1,122,000	1,211,497
U.S.A. Compression Partners L.P. / U.S.A. Compression Finance Corp.
6.875%, 04/01/26	556,000	582,410
6.875%, 09/01/27	807,000	862,102

		5,046,910

Packaging & Containers—2.1%
ARD Finance S.A. 6.500%, 7.250% PIK, 06/30/27 (144A) (c)	2,416,000	2,536,800
Ardagh Metal Packaging Finance USA LLC 4.000%, 09/01/29 (144A)	2,914,000	2,889,450
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
4.125%, 08/15/26 (144A)	685,000	707,262
4.750%, 07/15/27 (144A) (GBP)	151,000	212,638
5.250%, 08/15/27 (144A)	1,972,000	2,011,440
CANPACK S.A. / Eastern PA Land Investment Holding LLC 3.125%, 11/01/25 (144A) (a)	249,000	253,357
Crown Americas LLC / Crown Americas Capital Corp. 4.750%, 02/01/26	71,000	73,677

Packaging & Containers—(Continued)
Crown Cork & Seal Co., Inc. 7.375%, 12/15/26	79,000	96,775
Graham Packaging Co., Inc. 7.125%, 08/15/28 (144A)	228,000	245,670
Intelligent Packaging, Ltd. Finco, Inc. / Intelligent Packaging, Ltd. Co-Issuer LLC 6.000%, 09/15/28 (144A)	777,000	808,080
Intertape Polymer Group, Inc. 4.375%, 06/15/29 (144A)	354,000	358,972
LABL Escrow Issuer LLC
6.750%, 07/15/26 (144A)	339,000	361,621
10.500%, 07/15/27 (144A)	423,000	466,357
Mauser Packaging Solutions Holding Co. 5.500%, 04/15/24 (144A)	1,054,000	1,064,540
OI European Group B.V.
2.875%, 02/15/25 (EUR)	100,000	120,263
3.125%, 11/15/24 (EUR)	100,000	122,590
Sealed Air Corp. 4.000%, 12/01/27 (144A)	179,000	190,411
Trivium Packaging Finance B.V.
3.750%, 08/15/26 (EUR)	128,000	153,871
5.500%, 08/15/26 (144A)	2,578,000	2,708,705
8.500%, 08/15/27 (144A) (a)	3,734,000	4,059,605

		19,442,084

Pharmaceuticals—2.3%
AdaptHealth LLC
4.625%, 08/01/29 (144A)	675,000	683,438
6.125%, 08/01/28 (144A)	308,000	327,986
Bausch Health Americas, Inc. 8.500%, 01/31/27 (144A)	643,000	698,877
Bausch Health Cos., Inc.
4.875%, 06/01/28 (144A)	1,861,000	1,904,734
5.000%, 01/30/28 (144A)	49,000	46,489
5.000%, 02/15/29 (144A)	926,000	863,495
5.250%, 01/30/30 (144A)	473,000	439,890
5.250%, 02/15/31 (144A)	17,000	15,869
5.750%, 08/15/27 (144A)	172,000	182,557
6.250%, 02/15/29 (144A)	962,000	951,466
7.000%, 01/15/28 (144A)	282,000	290,460
7.250%, 05/30/29 (144A)	1,387,000	1,417,389
9.000%, 12/15/25 (144A)	483,000	517,921
Cheplapharm Arzneimittel GmbH
3.500%, 02/11/27 (EUR)	100,000	119,747
4.375%, 01/15/28 (EUR)	100,000	123,170
5.500%, 01/15/28 (144A)	588,000	602,700
Elanco Animal Health, Inc. 5.900%, 08/28/28	20,000	23,405
Endo Dac / Endo Finance LLC / Endo Finco, Inc. 9.500%, 07/31/27 (144A) (a)	1,127,000	1,149,540
Endo Luxembourg Finance Co. I S.a.r.l. 6.125%, 04/01/29 (144A)	1,228,000	1,203,440
Jazz Securities DAC 4.375%, 01/15/29 (144A) (a)	1,068,000	1,107,302

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Nidda Healthcare Holding GmbH 3.500%, 09/30/24 (EUR)	100,000	$118,250
Organon & Co / Organon Foreign Debt Co-Issuer BV
2.875%, 04/30/28 (EUR)	100,000	120,205
4.125%, 04/30/28 (144A)	1,930,000	1,968,214
5.125%, 04/30/31 (144A) (a)	1,887,000	1,943,987
P&L Development LLC / PLD Finance Corp. 7.750%, 11/15/25 (144A)	589,000	618,450
Par Pharmaceutical, Inc. 7.500%, 04/01/27 (144A)	2,341,000	2,393,275
Prestige Brands, Inc. 3.750%, 04/01/31 (144A)	738,000	711,524
Rossini Sarl 6.750%, 10/30/25 (EUR)	141,000	175,058
Teva Pharmaceutical Finance Netherlands B.V. 7.125%, 01/31/25	394,000	434,385
Teva Pharmaceutical Finance Netherlands II B.V. 6.000%, 01/31/25 (EUR)	200,000	255,302

		21,408,525

Pipelines—4.3%
Antero Midstream Partners L.P. / Antero Midstream Finance Corp.
5.375%, 06/15/29 (144A)	546,000	569,205
5.750%, 03/01/27 (144A)	196,000	203,840
7.875%, 05/15/26 (144A)	984,000	1,099,728
Buckeye Partners L.P.
4.125%, 03/01/25 (144A)	67,000	69,429
5.600%, 10/15/44	415,000	402,550
5.850%, 11/15/43	318,000	315,615
Cheniere Energy Partners L.P.
4.000%, 03/01/31 (144A)	1,922,000	2,008,490
4.500%, 10/01/29	1,031,000	1,108,325
Cheniere Energy, Inc. 4.625%, 10/15/28 (144A) (a)	4,110,000	4,336,050
Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp. 5.625%, 05/01/27 (144A)	218,000	223,722
DCP Midstream Operating L.P.
6.450%, 11/03/36 (144A)	620,000	725,400
6.750%, 09/15/37 (144A)	949,000	1,141,172
DT Midstream, Inc.
4.125%, 06/15/29 (144A)	1,149,000	1,166,614
4.375%, 06/15/31 (144A)	1,512,000	1,544,946
Energy Transfer L.P. 6.500%, 5Y H15 + 5.694%, 11/15/26 (b)	1,710,000	1,743,345
EnLink Midstream LLC
5.375%, 06/01/29	178,000	185,764
5.625%, 01/15/28 (144A)	385,000	406,710
EnLink Midstream Partners L.P.
4.150%, 06/01/25	39,000	40,846
4.400%, 04/01/24	429,000	450,450
4.850%, 07/15/26	55,000	56,925
5.050%, 04/01/45	67,000	57,620
5.600%, 04/01/44	424,000	383,720

Pipelines—(Continued)
EQM Midstream Partners L.P.
4.125%, 12/01/26	103,000	105,446
4.500%, 01/15/29 (144A)	522,000	531,071
4.750%, 01/15/31 (144A)	1,059,000	1,091,236
6.000%, 07/01/25 (144A)	554,000	602,475
6.500%, 07/01/27 (144A)	783,000	873,045
Genesis Energy L.P. / Genesis Energy Finance Corp.
5.625%, 06/15/24	129,000	129,323
6.500%, 10/01/25	111,000	112,110
7.750%, 02/01/28 (a)	246,000	254,226
8.000%, 01/15/27	467,000	490,642
Harvest Midstream I L.P. 7.500%, 09/01/28 (144A)	298,000	323,628
Hess Midstream Operations L.P. 5.125%, 06/15/28 (144A)	176,000	184,580
ITT Holdings LLC 6.500%, 08/01/29 (144A)	917,000	934,194
New Fortress Energy, Inc.
6.500%, 09/30/26 (144A)	2,955,000	3,019,419
6.750%, 09/15/25 (144A)	3,308,000	3,386,565
NGL Energy Operating LLC / NGL Energy Finance Corp. 7.500%, 02/01/26 (144A) (a)	891,000	935,550
NGPL PipeCo LLC 7.768%, 12/15/37 (144A)	691,000	988,478
NuStar Logistics L.P.
5.750%, 10/01/25	302,000	328,425
6.000%, 06/01/26	239,000	259,315
6.375%, 10/01/30	53,000	58,560
Rubis Terminal Infra SAS 5.625%, 05/15/25 (EUR)	102,000	127,310
Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp.
6.000%, 12/31/30 (144A)	338,000	351,392
7.500%, 10/01/25 (144A)	294,000	321,930
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.
4.000%, 01/15/32 (144A)	115,000	118,295
4.875%, 02/01/31 (144A)	287,000	310,677
5.375%, 02/01/27	22,000	22,908
5.500%, 03/01/30	829,000	911,618
6.500%, 07/15/27	298,000	322,949
6.875%, 01/15/29	718,000	808,920
Western Midstream Operating L.P.
4.750%, 08/15/28	84,000	90,720
5.300%, 03/01/48	994,000	1,058,610
5.450%, 04/01/44	826,000	890,015
5.500%, 08/15/48	199,000	216,590
6.500%, 02/01/50	1,929,000	2,233,464

		40,634,152

Real Estate—0.6%
ADLER Group S.A.
2.750%, 11/13/26 (EUR)	200,000	239,818
3.250%, 08/05/25 (EUR)	200,000	244,653
Aroundtown S.A. 3.375%, 5Y EUR Swap + 3.980%, 09/23/24 (EUR) (b)	100,000	123,170

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate—(Continued)
Canary Wharf Group Investment Holding plc
1.750%, 04/07/26 (EUR)	100,000	$119,366
3.375%, 04/23/28 (GBP)	100,000	139,541
Citycon Oyj 4.496%, 5Y EUR Swap + 4.711%, 11/24/24 (EUR) (b)	100,000	123,296
Cushman and Wakefield U.S. Borrower LLC 6.750%, 05/15/28 (144A)	726,000	782,962
Fastighets AB Balder 2.873%, 5Y EUR Swap + 3.188%, 06/02/81 (EUR) (b)	100,000	117,430
Five Point Operating Co. L.P. / Five Point Capital Corp. 7.875%, 11/15/25 (144A)	200,000	211,240
Heimstaden Bostad AB
2.625%, 5Y EUR Swap + 3.149%, 02/01/27 (EUR) (b)	100,000	117,063
3.000%, 5Y EUR Swap + 3.268%, 10/29/27 (EUR) (b)	100,000	118,333
3.375%, 5Y EUR Swap + 3.914%, 01/15/26 (EUR) (b)	100,000	122,602
Howard Hughes Corp. (The)
4.125%, 02/01/29 (144A)	477,000	477,010
4.375%, 02/01/31 (144A)	522,000	520,110
5.375%, 08/01/28 (144A)	141,000	149,690
Peach Property Finance GmbH 3.500%, 02/15/23 (EUR)	100,000	121,684
Realogy Group LLC / Realogy Co-Issuer Corp.
5.750%, 01/15/29 (144A)	687,000	718,183
7.625%, 06/15/25 (144A)	279,000	302,631
Tropicana Entertainment LLC / Tropicana Finance Corp. 9.625%, 12/15/14 (d) (f) (g)	70,000	0
Unique Pub Finance Co. plc (The) 6.464%, 03/30/32 (GBP)	400,000	669,510

		5,418,292

Real Estate Investment Trusts—2.9%
Apollo Commercial Real Estate Finance, Inc. 4.625%, 06/15/29 (144A)	463,000	456,564
Brookfield Property REIT, Inc. 5.750%, 05/15/26 (144A)	364,000	382,655
CTR Partnership L.P. / Caretrust Capital Corp. 3.875%, 06/30/28 (144A)	433,000	442,145
Diversified Healthcare Trust 9.750%, 06/15/25	474,000	524,955
Global Net Lease, Inc. / Global Net Lease Operating Partnership L.P. 3.750%, 12/15/27 (144A)	461,000	456,273
GLP Capital L.P. / GLP Financing II, Inc. 4.000%, 01/15/31	213,000	229,503
HAT Holdings I LLC / HAT Holdings II LLC 3.375%, 06/15/26 (144A)	521,000	524,908
Iron Mountain UK plc 3.875%, 11/15/25 (GBP)	100,000	139,935
Iron Mountain, Inc.
5.250%, 07/15/30 (144A)	902,000	954,839
5.625%, 07/15/32 (144A)	921,000	985,765
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp
4.250%, 02/01/27 (144A)	720,000	718,981
4.750%, 06/15/29 (144A)	365,000	365,000

Real Estate Investment Trusts—(Continued)
MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc.
3.875%, 02/15/29 (144A)	674,000	684,494
4.500%, 09/01/26	803,000	857,203
4.500%, 01/15/28	1,264,000	1,336,680
4.625%, 06/15/25 (144A)	768,000	820,508
5.625%, 05/01/24	170,000	184,102
5.750%, 02/01/27	405,000	450,611
MPT Operating Partnership L.P. / MPT Finance Corp.
2.500%, 03/24/26 (GBP)	100,000	140,899
3.375%, 04/24/30 (GBP)	100,000	142,893
3.500%, 03/15/31	2,643,000	2,669,404
4.625%, 08/01/29	950,000	1,016,937
5.000%, 10/15/27	99,000	104,949
RHP Hotel Properties L.P. / RHP Finance Corp.
4.500%, 02/15/29 (144A)	566,000	566,464
4.750%, 10/15/27 (a)	1,029,000	1,056,834
RLJ Lodging Trust L.P. 3.750%, 07/01/26 (144A)	361,000	364,610
SBA Communications Corp. 3.875%, 02/15/27	1,486,000	1,525,981
Service Properties Trust
4.350%, 10/01/24	89,000	89,623
4.500%, 06/15/23	90,000	92,250
5.500%, 12/15/27	281,000	299,892
7.500%, 09/15/25	740,000	837,827
Starwood Property Trust, Inc. 5.500%, 11/01/23 (144A)	68,000	71,230
Uniti Group L.P. / Uniti Fiber Holdings, Inc. / CSL Capital LLC 7.875%, 02/15/25 (144A)	27,000	28,924
Uniti Group L.P. / Uniti Group Finance, Inc. / CSL Capital LLC
4.750%, 04/15/28 (144A)	905,000	902,737
6.500%, 02/15/29 (144A)	1,511,000	1,514,777
VICI Properties L.P. / VICI Note Co., Inc.
3.500%, 02/15/25 (144A)	211,000	215,165
3.750%, 02/15/27 (144A)	920,000	935,750
4.125%, 08/15/30 (144A)	1,689,000	1,734,299
4.250%, 12/01/26 (144A)	1,839,000	1,912,965
4.625%, 12/01/29 (144A)	847,000	899,937
XHR L.P. 4.875%, 06/01/29 (144A)	166,000	171,395

		27,810,863

Retail—3.5%
1011778 BC ULC / New Red Finance, Inc. 3.875%, 01/15/28 (144A)	566,000	573,075
4.375%, 01/15/28 (144A)	683,000	692,391
5.750%, 04/15/25 (144A) (a)	296,000	313,393
Ambience Merger Sub, Inc. 7.125%, 07/15/29 (144A)	208,000	210,080
Asbury Automotive Group, Inc.
4.500%, 03/01/28	282,000	289,755
4.750%, 03/01/30	282,000	294,690
BCPE Ulysses Intermediate, Inc. 7.750%, 8.500% PIK, 04/01/27 (144A) (c)	333,000	341,325

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Beacon Roofing Supply, Inc. 4.125%, 05/15/29 (144A) (a)	260,000	$259,336
Carrols Restaurant Group, Inc. 5.875%, 07/01/29 (144A)	266,000	262,343
Carvana Co. 5.500%, 04/15/27 (144A)	743,000	767,318
eG Global Finance plc
6.250%, 10/30/25 (EUR)	180,000	218,557
6.750%, 02/07/25 (144A)	958,000	990,538
8.500%, 10/30/25 (144A)	525,000	555,188
Foundation Building Materials, Inc. 6.000%, 03/01/29 (144A)	479,000	474,210
Gap, Inc. (The)
8.875%, 05/15/27 (144A)	357,000	413,120
Golden Nugget, Inc. 6.750%, 10/15/24 (144A) (a)	2,381,000	2,405,334
Goldstory SASU 5.375%, 03/01/26 (EUR)	100,000	121,243
Group 1 Automotive, Inc. 4.000%, 08/15/28 (144A)	90,000	91,575
GYP Holdings III Corp. 4.625%, 05/01/29 (144A)	609,000	611,284
IRB Holding Corp. 7.000%, 06/15/25 (144A)	315,000	340,206
Ken Garff Automotive LLC 4.875%, 09/15/28 (144A)	286,000	291,720
L Brands, Inc.
6.625%, 10/01/30 (144A)	307,000	355,353
6.750%, 07/01/36	153,000	191,633
6.875%, 11/01/35	922,000	1,167,483
LBM Acquisition LLC 6.250%, 01/15/29 (144A)	1,186,000	1,195,132
LCM Investments Holdings II LLC 4.875%, 05/01/29 (144A)	571,000	585,275
Lithia Motors, Inc. 3.875%, 06/01/29 (144A)	345,000	357,610
Macy’s, Inc. 8.375%, 06/15/25 (144A) †	1,221,000	1,344,565
Marks & Spencer plc 4.500%, 07/10/27 (GBP)	100,000	147,970
Murphy Oil USA, Inc. 4.750%, 09/15/29	302,000	317,764
NMG Holding Co., Inc. / Neiman Marcus Group LLC 7.125%, 04/01/26 (144A)	1,015,000	1,083,513
Penske Automotive Group, Inc.
3.500%, 09/01/25	431,000	446,430
3.750%, 06/15/29	181,000	182,130
PetSmart, Inc. / PetSmart Finance Corp.
4.750%, 02/15/28 (144A)	1,262,000	1,310,902
7.750%, 02/15/29 (144A)	3,496,000	3,854,340
Specialty Building Products Holdings LLC / SBP Finance Corp. 6.375%, 09/30/26 (144A)	1,104,000	1,156,125
SRS Distribution, Inc.
4.625%, 07/01/28 (144A)	1,149,000	1,174,852
6.125%, 07/01/29 (144A)	917,000	943,694

Retail—(Continued)
Staples, Inc.
7.500%, 04/15/26 (144A)	1,683,000	1,743,142
10.750%, 04/15/27 (144A)	517,000	525,608
Stonegate Pub Co. Financing plc 8.250%, 07/31/25 (GBP)	100,000	144,555
Suburban Propane Partners L.P./Suburban Energy Finance Corp. 5.000%, 06/01/31 (144A)	438,000	448,403
Superior Plus L.P. / Superior General Partner, Inc. 4.500%, 03/15/29 (144A)	122,000	125,662
Tendam Brands S.A.U. 5.250%, 3M EURIBOR + 5.250%, 09/15/24 (EUR) (b)	100,000	117,074
Victoria’s Secret & Co. 4.625%, 07/15/29 (144A)	422,000	422,000
White Cap Buyer LLC 6.875%, 10/15/28 (144A) (a)	2,053,000	2,197,223
White Cap Parent LLC 8.250%, PIK, 03/15/26 (144A) (c)	517,000	534,919
Yum! Brands, Inc.
4.750%, 01/15/30 (144A)	45,000	48,713
5.350%, 11/01/43	14,000	14,875

		32,653,626

Semiconductors—0.3%
AMS AG 6.000%, 07/31/25 (EUR)	100,000	126,935
Entegris, Inc.
3.625%, 05/01/29 (144A)	251,000	254,137
4.375%, 04/15/28 (144A)	325,000	339,219
Infineon Technologies AG 2.875%, 5Y EUR Swap + 3.388%, 01/01/25 (EUR) (b)	100,000	124,504
Microchip Technology, Inc. 4.250%, 09/01/25	765,000	803,147
ON Semiconductor Corp. 3.875%, 09/01/28 (144A)	703,000	724,188
Synaptics, Inc. 4.000%, 06/15/29 (144A) (a)	488,000	490,440

		2,862,570

Software—3.3%
ACI Worldwide, Inc. 5.750%, 08/15/26 (144A)	954,000	1,000,507
Ascend Learning LLC
6.875%, 08/01/25 (144A)	1,449,000	1,472,792
Black Knight InfoServ LLC 3.625%, 09/01/28 (144A)	815,000	810,892
Boxer Parent Co., Inc.
6.500%, 10/02/25 (EUR)	200,000	251,552
7.125%, 10/02/25 (144A)	689,000	737,230
9.125%, 03/01/26 (144A)	1,771,000	1,869,326
BY Crown Parent LLC 7.375%, 10/15/24 (144A)	1,281,000	1,304,058
BY Crown Parent LLC / BY Bond Finance, Inc. 4.250%, 01/31/26 (144A)	1,251,000	1,310,422
Camelot Finance S.A. 4.500%, 11/01/26 (144A)	170,000	177,863

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
Castle U.S. Holding Corp. 9.500%, 02/15/28 (144A)	686,000	$715,155
Cedacri Mergeco S.p.A. 4.625%, 3M EURIBOR + 4.625%, 05/15/28 (EUR) (b)	100,000	120,057
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.750%, 03/01/25 (144A)	2,151,000	2,185,954
Clarivate Science Holdings Corp.
3.875%, 06/30/28 (144A)	999,000	1,008,101
4.875%, 06/30/29 (144A)	1,375,000	1,411,094
Dun & Bradstreet Corp. (The)
6.875%, 08/15/26 (144A)	798,000	845,880
10.250%, 02/15/27 (144A)	557,000	615,056
Elastic NV 4.125%, 07/15/29 (144A)	802,000	807,013
Fair Isaac Corp. 4.000%, 06/15/28 (144A)	187,000	193,295
Helios Software Holdings, Inc. / ION Corporate Solutions Finance Sarl 4.625%, 05/01/28 (144A)	558,000	546,182
MicroStrategy, Inc. 6.125%, 06/15/28 (144A) (a)	852,000	852,000
MSCI, Inc.
3.625%, 09/01/30 (144A)	383,000	391,679
3.625%, 11/01/31 (144A)	509,000	522,081
3.875%, 02/15/31 (144A)	360,000	373,594
4.000%, 11/15/29 (144A)	68,000	71,740
Nuance Communications, Inc. 5.625%, 12/15/26	234,000	243,779
Open Text Holdings, Inc. 4.125%, 02/15/30 (144A)	344,000	350,811
Playtika Holding Corp. 4.250%, 03/15/29 (144A) (a)	1,064,000	1,063,266
PTC, Inc. 4.000%, 02/15/28 (144A)	228,000	235,524
Rackspace Technology Global, Inc. 5.375%, 12/01/28 (144A) (a)	1,715,000	1,757,875
Rocket Software, Inc. 6.500%, 02/15/29 (144A)	1,018,000	1,010,141
SS&C Technologies, Inc. 5.500%, 09/30/27 (144A)	2,769,000	2,934,309
Twilio, Inc. 3.875%, 03/15/31	513,000	526,466
Veritas U.S. Inc. / Veritas Bermuda, Ltd. 7.500%, 09/01/25 (144A)	2,454,000	2,555,227
ZoomInfo Technologies LLC 3.875%, 02/01/29 (144A)	892,000	886,425

		31,157,346

Telecommunications—8.1%
Altice France Holding S.A.
6.000%, 02/15/28 (144A) (a)	1,062,000	1,057,540
10.500%, 05/15/27 (144A)	4,307,000	4,786,154
Altice France S.A.
2.500%, 01/15/25 (EUR)	100,000	116,777
4.125%, 01/15/29 (EUR)	100,000	118,723

Telecommunications—(Continued)
Altice France S.A.
5.125%, 01/15/29 (144A)	331,000	332,655
5.125%, 07/15/29 (144A)	3,251,000	3,266,930
5.500%, 01/15/28 (144A)	364,000	377,723
5.875%, 02/01/27 (EUR)	200,000	251,330
7.375%, 05/01/26 (144A)	434,000	451,330
8.125%, 02/01/27 (144A)	2,130,000	2,320,635
Avaya, Inc. 6.125%, 09/15/28 (144A)	2,628,000	2,812,748
Cincinnati Bell, Inc.
7.000%, 07/15/24 (144A)	1,046,000	1,073,457
8.000%, 10/15/25 (144A)	104,000	109,330
CommScope Technologies LLC
5.000%, 03/15/27 (144A)	1,002,000	1,025,797
6.000%, 06/15/25 (144A)	794,000	810,873
CommScope, Inc.
6.000%, 03/01/26 (144A)	494,000	521,516
7.125%, 07/01/28 (144A)	476,000	515,865
8.250%, 03/01/27 (144A) (a)	91,000	97,261
Connect Finco S.a.r.l. / Connect U.S. Finco LLC 6.750%, 10/01/26 (144A)	5,706,000	6,034,095
Consolidated Communications, Inc. 6.500%, 10/01/28 (144A)	1,812,000	1,949,259
Frontier Communications Holdings LLC
5.000%, 05/01/28 (144A)	1,877,000	1,940,499
5.875%, 10/15/27 (144A)	1,081,000	1,158,021
6.750%, 05/01/29 (144A) (a)	1,223,000	1,300,379
Hughes Satellite Systems Corp. 5.250%, 08/01/26	61,000	68,331
Intelsat Jackson Holdings S.A. 8.000%, 02/15/24 † (144A)	142,000	146,653
Koninklijke KPN NV 2.000%, 5Y EUR Swap + 2.344%, 11/08/24 (EUR) (b)	200,000	240,428
Level 3 Financing, Inc.
3.750%, 07/15/29 (144A)	999,000	971,527
4.250%, 07/01/28 (144A)	992,000	1,006,642
Ligado Networks LLC 15.500%, PIK,11/01/23 (144A) (a) (c)	1,429,008	1,409,902
Lorca Telecom Bondco S.A. 4.000%, 09/18/27 (EUR)	200,000	241,300
Lumen Technologies, Inc.
4.500%, 01/15/29 (144A)	1,593,000	1,554,688
5.125%, 12/15/26 (144A) (a)	2,211,000	2,296,676
5.375%, 06/15/29 (144A)	1,647,000	1,670,692
6.750%, 12/01/23	183,000	202,943
7.500%, 04/01/24	544,000	610,640
7.600%, 09/15/39 (a)	341,000	387,888
7.650%, 03/15/42	970,000	1,088,825
Matterhorn Telecom S.A. 4.000%, 11/15/27 (EUR)	100,000	121,683
Nokia Oyj 6.625%, 05/15/39	397,000	514,115
Oi S.A. 10.000%, PIK, 07/27/25 (c)	23,000	23,690

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
QualityTech L.P. / QTS Finance Corp. 3.875%, 10/01/28 (144A) (a)	462,000	$494,063
Sable International Finance, Ltd. 5.750%, 09/07/27 (144A) (a)	300,000	315,660
SES S.A. 2.875%, 5Y EUR Swap + 3.190%, 05/27/26 (EUR) (b)	100,000	119,417
SoftBank Group Corp.
2.125%, 07/06/24 (EUR)	100,000	118,575
2.875%, 01/06/27 (EUR)	100,000	118,575
3.375%, 07/06/29 (EUR)	100,000	118,575
4.500%, 04/20/25 (EUR)	200,000	256,974
4.750%, 07/30/25 (EUR)	100,000	130,433
5.000%, 04/15/28 (EUR)	100,000	132,643
Sprint Capital Corp.
6.875%, 11/15/28	2,597,000	3,330,652
8.750%, 03/15/32	2,556,000	3,885,120
Sprint Corp.
7.125%, 06/15/24	120,000	138,450
7.625%, 03/01/26	1,206,000	1,471,320
7.875%, 09/15/23	235,000	266,978
Switch, Ltd.
3.750%, 09/15/28 (144A)	819,000	829,237
4.125%, 06/15/29 (144A) (a)	592,000	607,540
T-Mobile USA, Inc.
2.625%, 02/15/29	201,000	198,488
2.875%, 02/15/31	1,191,000	1,182,067
3.500%, 04/15/31	949,000	981,788
3.500%, 04/15/31 (144A)	953,000	985,926
4.750%, 02/01/28	242,000	259,243
Telecom Italia Capital S.A.
6.000%, 09/30/34	1,052,000	1,213,745
6.375%, 11/15/33	539,000	642,758
7.200%, 07/18/36	214,000	276,060
7.721%, 06/04/38	204,000	278,107
Telecom Italia Finance S.A. 7.750%, 01/24/33 (EUR)	42,000	72,939
Telecom Italia S.p.A.
1.625%, 01/18/29 (EUR)	155,000	180,631
4.000%, 04/11/24 (EUR)	100,000	127,909
5.303%, 05/30/24 (144A)	271,000	296,664
Telefonica Europe B.V.
4.375%, 6Y EUR Swap + 4.107%, 12/14/24 (EUR) (b)	200,000	257,263
5.875%, 10Y EUR Swap + 4.301%, 03/31/24 (EUR) (b)	100,000	131,915
Telesat Canada / Telesat LLC 4.875%, 06/01/27 (144A)	519,000	500,835
ViaSat, Inc.
5.625%, 04/15/27 (144A)	376,000	392,480
6.500%, 07/15/28 (144A) (a)	1,470,000	1,567,696
Vmed O2 UK Financing I plc
4.000%, 01/31/29 (GBP)	100,000	136,682
4.250%, 01/31/31 (144A)	213,000	209,265
4.500%, 07/15/31 (GBP)	134,000	186,074
4.750%, 07/15/31 (144A)	1,280,000	1,299,200

Telecommunications—(Continued)
Vodafone Group plc
3.000%, 5Y EUR Swap + 3.227%, 08/27/80 (EUR) (b)	100,000	121,840
3.100%, 5Y EUR Swap + 2.669%, 01/03/79 (EUR) (b)	200,000	246,932
Zayo Group Holdings, Inc.
4.000%, 03/01/27 (144A)	3,465,000	3,441,161
6.125%, 03/01/28 (144A)	3,552,000	3,627,480

		76,134,880

Toys/Games/Hobbies—0.2%
Mattel, Inc.
3.750%, 04/01/29 (144A)	260,000	270,400
5.450%, 11/01/41	364,000	419,510
5.875%, 12/15/27 (144A)	213,000	232,170
6.200%, 10/01/40	371,000	457,258
6.750%, 12/31/25 (144A)	206,000	216,444

		1,595,782

Transportation—0.1%
CMA CGM S.A. 7.500%, 01/15/26 (EUR)	100,000	131,853
Danaos Corp. 8.500%, 03/01/28 (144A)	363,000	398,055
Getlink SE 3.500%, 10/30/25 (EUR)	100,000	123,022
Poste Italiane S.p.A. 2.625%, 5Y EURIBOR Swap + 2.677%, 03/24/29 (EUR) (b)	150,000	177,685

		830,615

Trucking & Leasing—0.1%
Fortress Transportation and Infrastructure Investors LLC
5.500%, 05/01/28 (144A)	801,000	834,041
6.500%, 10/01/25 (144A)	165,000	171,394
9.750%, 08/01/27 (144A)	107,000	123,719

		1,129,154

Water—0.1%
Solaris Midstream Holding LLC 7.625%, 04/01/26 (144A) (a)	272,000	288,320
Thames Water Kemble Finance plc 4.625%, 05/19/26 (GBP)	168,000	237,784

		526,104

Total Corporate Bonds & Notes (Cost $779,960,256)		814,201,264

Floating Rate Loans (h)—9.8%

Advertising—0.2%
Clear Channel Outdoor Holdings, Inc. Term Loan B, 3.686%, 3M LIBOR + 3.500%, 08/21/26	1,679,958	1,642,421

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Aerospace/Defense—0.1%
Sequa Mezzanine Holdings LLC Extended Term Loan, 7.750%, 3M LIBOR + 6.750%, 11/28/23	388,300	$391,536
Spirit Aerosystems, Inc. Term Loan B, 6.000%, 1M LIBOR + 5.250%, 01/15/25	433,820	437,887

		829,423

Airlines—0.5%
AAdvantage Loyalty, IP Ltd. Term Loan, 5.500%, 3M LIBOR + 4.750%, 04/20/28	1,571,284	1,640,028
JetBlue Airways Corp. Term Loan, 6.250%, 3M LIBOR + 5.250%, 06/17/24	1,563	1,597
Mileage Plus Holdings LLC Term Loan B, 5.385%, 3M LIBOR + 5.250%, 06/21/27	402,000	429,669
SkyMiles IP, Ltd. Term Loan B, 4.750%, 3M LIBOR + 3.750%, 10/20/27	696,000	735,933
United Airlines, Inc. Term Loan B, 4.500%, 3M LIBOR + 3.750%, 04/21/28	1,684,000	1,708,057

		4,515,284

Auto Parts & Equipment—0.1%
Clarios Global L.P. USD Term Loan B, 3.354%, 1M LIBOR + 3.250%, 04/30/26	546,878	543,005

Building Materials—0.1%
CP Atlas Buyer, Inc. Term Loan B, 4.250%, 1M LIBOR + 3.750%, 11/23/27	223,440	223,161
CPG International, Inc. Term Loan, 3.250%, 3M LIBOR + 2.500%, 05/05/24	233,724	233,765
Forterra Finance, LLC Term Loan B, 4.000%, 1M LIBOR + 3.000%, 10/25/23	202,830	203,122

		660,048

Chemicals—0.4%
Ascend Performance Materials Operations LLC 2021 Term Loan B, 5.500%, 3M LIBOR + 4.750%, 08/27/26	892,167	906,246
Atotech B.V. USD Term Loan B, 3.000%, 3M LIBOR + 2.500%, 03/18/28	1,171,000	1,166,426
Diamond (BC) B.V. Term Loan, 3.186%, 3M LIBOR + 3.000%, 09/06/24	1,106,740	1,102,158
Illuminate Buyer LLC Term Loan, 3.604%, 1M LIBOR + 3.500%, 06/30/27	627,849	624,840
Invictus U.S. LLC 2nd Lien Term Loan, 6.854%, 1M LIBOR + 6.750%, 03/30/26	103,713	104,070

		3,903,740

Commercial Services—0.8%
Amentum Government Services Holdings LLC Term Loan B, 3.604%, 1M LIBOR + 3.500%, 01/29/27	142,560	142,382
AVSC Holding Corp. 2nd Lien Term Loan, 8.250%, 6M LIBOR + 7.250%, 09/01/25	658,678	536,823

Commercial Services—(Continued)
Icon Luxembourg Sarl
1st Lien Term Loan B, 06/16/28 (i)	261,385	262,202
Term Loan, 06/16/28 (i)	1,048,656	1,051,933
Parexel International Corp. Term Loan B, 2.845%, 1M LIBOR + 2.750%, 09/27/24	762,318	758,744
Sabre GLBL, Inc. Term Loan B, 4.750%, 1M LIBOR + 4.000%, 12/17/27	209,945	211,716
Sotheby’s Term Loan B, 5.500%, 3M LIBOR + 4.750%, 01/15/27	283,899	286,146
TruGreen L.P. 2nd Lien Term Loan, 9.500%, 3M LIBOR + 8.500%, 11/02/28	378,000	387,450
Verscend Holding Corp.
2nd Lien Term Loan, 7.500%, 1M LIBOR + 7.000%, 02/01/29	1,564,000	1,587,460
Term Loan B, 4.104%, 1M LIBOR + 4.000%, 08/27/25	2,576,534	2,587,270

		7,812,126

Computers—0.6%
Flexential Intermediate Corp. 2nd Lien Term Loan, 7.379%, 3M LIBOR + 7.250%, 08/01/25	148,000	134,643
Magenta Buyer LLC
USD 1st Lien Term Loan, 05/03/28 (i)	1,459,000	1,460,563
USD 2nd Lien Term Loan, 05/03/29 (i)	925,000	918,062
Peraton Holding Corp.
2nd Lien Term Loan B1, 8.500%, 1M LIBOR + 7.750%, 02/01/29	730,000	748,250
Term Loan B, 4.500%, 1M LIBOR + 3.750%, 02/01/28	2,069,168	2,079,029
Tempo Acquisition LLC Extended Term Loan, 3.750%, 1M LIBOR + 3.250%, 11/02/26	68,812	68,976
TierPoint, LLC 2021 Term Loan, 4.500%, 1M LIBOR + 3.750%, 05/05/26	315,325	315,752

		5,725,275

Distribution/Wholesale—0.0%
Dealer Tire, LLC Term Loan B, 4.354%, 1M LIBOR + 4.250%, 12/12/25	165,900	166,252
KAR Auction Services, Inc. Term Loan B6, 2.375%, 1M LIBOR + 2.250%, 09/19/26	119,793	118,745

		284,997

Diversified Financial Services—0.1%
AqGen Ascensus, Inc. 2nd Lien Term Loan, 05/04/29 (i)	352,000	350,240
Deerfield Dakota Holding LLC USD 2nd Lien Term Loan, 7.500%, 1M LIBOR + 6.750%, 04/07/28	558,000	573,345
Jefferies Finance LLC Term Loan, 3.125%, 1M LIBOR + 3.000%, 06/03/26	245,562	244,794

		1,168,379

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Electric—0.0%
Calpine Corp. Term Loan B10, 2.104%, 1M LIBOR + 2.000%, 08/12/26	35,868	$35,460

Engineering & Construction—0.4%
Brand Energy & Infrastructure Services, Inc. Term Loan, 5.250%, 3M LIBOR + 4.250%, 06/21/24	3,860,500	3,802,593

Entertainment—0.0%
Great Canadian Gaming Corp. Term Loan, 11/01/26 (i)	147,000	147,391

Environmental Control—0.0%
GFL Environmental, Inc. Term Loan, 3.500%, 1M LIBOR + 3.000%, 05/30/25	203,149	203,555

Food—0.1%
Celestial-Saturn Parent, Inc. 2nd Lien Term Loan, 7.000%, 1M LIBOR + 6.500%, 04/13/29	669,000	674,854

Healthcare-Products—0.2%
Ortho-Clinical Diagnostics S.A.
Term Loan B, 3.089%, 1M LIBOR + 3.000%, 06/30/25	176,323	176,371
Term Loan B, 3.500%, 3M EURIBOR + 3.500%, 06/30/25 (EUR)	990,000	1,177,121
Sotera Health Holdings LLC Term Loan, 3.250%, 3M LIBOR + 2.750%, 12/11/26	849,000	847,142

		2,200,634

Healthcare-Services—0.3%
AHP Health Partners, Inc. 2021 Term Loan, 4.750%, 1M LIBOR + 3.750%, 06/30/25	315,098	316,398
Da Vinci Purchaser Corp. Term Loan, 5.000%, 3M LIBOR + 4.000%, 01/08/27	399,978	401,727
Envision Healthcare Corp. 1st Lien Term Loan, 3.854%, 1M LIBOR + 3.750%, 10/10/25	1,409,824	1,210,687
Gentiva Health Services, Inc. Term Loan, 2.875%, 1M LIBOR + 2.750%, 07/02/25	300,058	299,777
Quorum Health Corp. Term Loan, 9.250%, 3M LIBOR + 8.250%, 04/29/25	602,914	614,219
RegionalCare Hospital Partners Holdings, Inc. Term Loan B, 3.854%, 1M LIBOR + 3.750%, 11/16/25	251,646	251,460

		3,094,268

Insurance—0.3%
Alliant Holdings Intermediate, LLC Term Loan B3, 10/08/27 (i)	360,242	361,284
Asurion LLC Term Loan B8, 3.354%, 1M LIBOR + 3.250%, 12/23/26	161,750	160,094
Ryan Specialty Group LLC Term Loan, 3.750%, 1M LIBOR + 3.000%, 09/01/27	425,785	426,531

Insurance—(Continued)
Sedgwick Claims Management Services, Inc.
Term Loan B, 3.354%, 1M LIBOR + 3.250%, 12/31/25	766,131	758,852
Term Loan B, 3.845%, 1M LIBOR + 3.750%, 09/03/26	505,680	505,680
Term Loan B3, 5.250%, 1M LIBOR + 4.250%, 09/03/26	182,500	183,260

		2,395,701

Internet—0.2%
Barracuda Networks, Inc. 2nd LienTerm Loan, 7.500%, 3M LIBOR + 6.750%, 10/30/28	431,683	441,036
CNT Holdings I Corp. Term Loan, 4.500%, 3M LIBOR + 3.750%, 11/08/27	538,000	539,051
I-Logic Technologies Bidco Ltd. 2021 USD Term Loan B, 4.500%, 3M LIBOR + 4.000%, 02/16/28	242,396	243,521
MH Sub I, LLC 2021 2nd Lien Term Loan, 6.345%, 1M LIBOR + 6.250%, 02/12/29	129,000	131,553
Northwest Fiber, LLC 2021 Term Loan, 3.823%, 1M LIBOR + 3.750%, 04/30/27	430,181	430,827
PUG LLC Term Loan, 3.604%, 1M LIBOR + 3.500%, 02/12/27	379,163	371,580

		2,157,568

Leisure Time—0.1%
Life Time Fitness, Inc. 2021 Term Loan B, 5.750%, 3M LIBOR + 4.750%, 12/16/24	605,296	607,944

Lodging—0.1%
Caesars Resort Collection LLC Term Loan B1, 4.604%, 1M LIBOR + 4.500%, 07/21/25	333,700	335,217
Golden Nugget, Inc. Incremental Term Loan B, 3.250%, 2M LIBOR + 2.500%, 10/04/23	868,890	863,323
Initial Term Loan, 13.000%, 3M LIBOR + 12.000%, 10/04/23	122,507	136,595

		1,335,135

Machinery-Diversified—0.2%
Titan Acquisition, Ltd. Term Loan B, 3.167%, 3M LIBOR + 3.000%, 03/28/25	1,983,564	1,952,075

Media—0.2%
A-L Parent LLC 1st Lien Term Loan, 4.250%, 1M LIBOR + 3.250%, 12/01/23	160,038	155,157
Altice Financing S.A. USD Term Loan B, 2.934%, 3M LIBOR + 2.750%, 07/15/25	80,489	79,275
MSG National Properties LLC Term Loan, 7.000%, 3M LIBOR + 6.250%, 11/12/25	911,715	943,625
Radiate Holdco LLC Term Loan, 4.250%, 1M LIBOR + 3.500%, 09/25/26	80,270	80,410

		1,258,467

Miscellaneous Manufacturing—0.0%
Momentive Performance Materials, Inc. Term Loan B, 3.360%, 1M LIBOR + 3.250%, 05/15/24	174,161	173,326

See accompanying notes to financial statements.

BHFTI-25

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—0.5%
Ascent Resources Utica Holdings LLC Fixed 2nd Lien Term Loan, 10.000%, 3M LIBOR + 9.000%, 11/01/25	3,814,161	$4,228,157

Oil & Gas Services—0.0%
Lealand Finance Company B.V. Make Whole Term Loan, 3.096%, 1M LIBOR + 3.000%, 06/30/24	31,220	20,293

Packaging & Containers—0.1%
BWAY Holding Co. Term Loan B, 3.354%, 1M LIBOR + 3.250%, 04/03/24	636,616	622,463
Charter NEX U.S., Inc. Term Loan, 12/01/27 (i)	176,192	176,825
Klockner-Pentaplast of America, Inc. Term Loan B, 5.250%, 3M LIBOR + 4.750%, 02/12/26	245,385	247,226

		1,046,514

Pharmaceuticals—0.3%
Endo Luxembourg Finance Co. I S.a.r.l. Term Loan, 5.750%, 3M LIBOR + 5.000%, 03/27/28	1,091,253	1,064,996
Gainwell Acquisition Corp. Term Loan B, 4.750%, 3M LIBOR + 4.000%, 10/01/27	1,832,348	1,840,364

		2,905,360

Retail—0.5%
Eyemart Express LLC 2nd Lien Term Loan, 08/04/25 (f) (g) (i)	210,600	209,547
Foundation Building Materials Holding Co. LLC Term Loan, 3.750%, 3M LIBOR + 3.250%, 02/03/28	254,316	252,909
IRB Holding Corp. Incremental Term Loan, 4.250%, 3M LIBOR + 3.250%, 12/15/27	880,793	881,251
LBM Acquisition LLC
Delayed Draw Term Loan, 0.500%, 12/17/27 (j)	20,862	20,764
Term Loan B, 4.500%, 3M LIBOR + 3.750%, 12/17/27	93,878	93,438
PetSmart, Inc. Term Loan B, 4.500%, 3M LIBOR + 3.750%, 02/12/28	1,477,000	1,479,769
Staples, Inc. Term Loan, 5.176%, 3M LIBOR + 5.000%, 04/16/26	374,046	365,513
White Cap Buyer LLC Term Loan B, 4.500%, 3M LIBOR + 4.000%, 10/19/27	1,233,800	1,237,077

		4,540,268

Shipbuilding—0.1%
MHI Holdings LLC Term Loan B, 5.095%, 1M LIBOR + 5.000%, 09/21/26	953,244	958,010

Software—2.1%
Ascend Learning LLC Term Loan B, 4.000%, 1M LIBOR + 3.000%, 07/12/24	198,009	198,102
Athenahealth, Inc. Term Loan B1, 4.410%, 3M LIBOR + 4.250%, 02/11/26	303,240	305,230
Banff Merger Sub, Inc USD Term Loan, 3.854%, 1M LIBOR + 3.750%, 10/02/25	610,691	607,828

Software—(Continued)
By Crown Parent LLC Term Loan B1, 4.000%, 1M LIBOR + 3.000%, 02/02/26	113,581	113,722
Camelot U.S. Acquisition 1 Co. Incremental Term Loan B, 4.000%, 1M LIBOR + 3.000%, 10/30/26	275,615	276,097
Castle U.S. Holding Corp. Term Loan B, 3.897%, 3M LIBOR + 3.750%, 01/29/27	461,146	456,419
CCC Information Services, Inc. 1st Lien Term Loan, 4.000%, 1M LIBOR + 3.000%, 04/29/24	100,072	100,179
Dun & Bradstreet Corp. (The)
Term Loan, 3.345%, 1M LIBOR + 3.250%, 02/06/26	968,182	964,400
Emerald TopCo., Inc. Term Loan, 3.686%, 1M LIBOR + 3.500%, 07/24/26	354,580	353,140
Epicor Software Corp.
2nd Lien Term Loan, 8.750%, 1M LIBOR + 7.750%, 07/31/28	210,000	217,809
Term Loan, 4.000%, 1M LIBOR + 3.250%, 07/30/27	579,344	579,212
Grab Holdings, Inc. Term Loan B, 5.500%, 6M LIBOR + 4.500%, 01/29/26	396,008	403,928
Greeneden U.S., Holdings II LLC USD Term Loan B4, 4.750%, 1M LIBOR + 4.000%, 12/01/27	618,867	621,077
Helios Software Holdings, Inc. 2021 USD Term Loan B, 3.917%, 6M LIBOR + 3.750%, 03/11/28	302,429	303,090
Informatica LLC
2nd Lien Term Loan, 02/25/25	956,000	979,900
Term Loan B, 3.354%, 1M LIBOR + 3.250%, 02/25/27	443,388	441,386
Mitchell International, Inc.
1st Lien Term Loan, 3.354%, 1M LIBOR + 3.250%, 11/29/24	322,815	320,293
2nd Lien Term Loan, 7.354%, 1M LIBOR + 7.250%, 12/01/25	214,667	214,935
Planview Parent, Inc. 2nd Lien Term Loan, 8.000%, 1W LIBOR + 7.250%, 12/17/28	370,000	371,850
Polaris Newco LLC USD Term Loan B, 4.500%, 6M LIBOR + 4.000%, 06/02/28	998,000	1,001,969
Project Alpha Intermediate Holding, Inc. 2021 Term Loan B, 4.110%, 1M LIBOR + 4.000%, 04/26/24	448,745	449,914
Proofpoint, Inc.
1st Lien Term Loan, 06/09/28 (i)	643,000	640,287
2nd Lien Term Loan, 06/08/29 (i)	939,000	951,911
Realpage, Inc.
1st Lien Term Loan, 3.750%, 1M LIBOR + 3.250%, 04/24/28	828,000	826,655
2nd Lien Term Loan, 7.250%, 1M LIBOR + 6.500%, 04/22/29	1,295,154	1,340,484
Renaissance Holding Corp. 1st Lien Term Loan, 3.343%, 1M LIBOR + 3.250%, 05/30/25	12,402	12,291
Severin Acquisition LLC Term Loan B, 3.332%, 1M LIBOR + 3.250%, 08/01/25	203,320	202,558
Sophia L.P. 1st Lien Term Loan, 4.500%, 3M LIBOR + 3.750%, 10/07/27	1,428,820	1,431,796
2nd Lien Term Loan, 9.000%, 3M LIBOR + 8.000%, 10/09/28	1,828,000	1,891,980
Tibco Software, Inc. 2nd Lien Term Loan, 7.360%, 1M LIBOR + 7.250%, 03/03/28	637,000	647,617

See accompanying notes to financial statements.

BHFTI-26

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Floating Rate Loans (h)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Software—(Continued)
Ultimate Software Group, Inc. (The)
Incremental Term Loan, 4.000%, 3M LIBOR + 3.250%, 05/04/26	417,848	$418,631
Term Loan B, 3.854%, 1M LIBOR + 3.750%, 05/04/26	233,228	233,633
Veritas U.S., Inc. USD Term Loan B, 6.000%, 3M LIBOR + 5.000%, 09/01/25	2,088,859	2,107,659

		19,985,982

Telecommunications—1.2%
Altice France S.A. Term Loan B13, 4.155%, 3M LIBOR + 4.000%, 08/14/26	365,125	365,049
Connect Finco Sarl Term Loan B, 4.500%, 1M LIBOR + 3.500%, 12/11/26	376,591	377,454
Delta TopCo, Inc. Term Loan B, 4.500%, 3M LIBOR + 3.750%, 12/01/27	981,385	984,759
Digicel International Finance, Ltd. Term Loan B, 3.430%, 6M LIBOR + 3.250%, 05/28/24	763,784	735,142
Frontier Communications Corp. DIP Term Loan B, 4.500%, 1M LIBOR + 3.750%, 05/01/28	704,000	705,650
Intelsat Jackson Holdings S.A.
Term Loan, 5.839%, 3M LIBOR + 5.500%, 07/13/22	1,525,413	1,544,481
Term Loan B3, 8.000%, PRIME + 4.750%, 11/27/23	487,752	495,475
Term Loan B4, 8.750%, PRIME + 5.500%, 01/02/24	553,575	565,408
Term Loan B5, 8.625%, 01/02/24	3,399,612	3,469,729
Xplornet Communications, Inc. Term Loan B, 4.854%, 1M LIBOR + 4.750%, 06/10/27	1,058,301	1,060,120
Zayo Group Holdings, Inc. Term Loan, 3.104%, 1M LIBOR + 3.000%, 03/09/27	1,315,696	1,302,813

		11,606,080

Transportation—0.0%
AIT Worldwide Logistics, Inc 2021 Term Loan, 5.500%, 3M LIBOR + 4.750%, 03/31/28	180,000	180,225

Total Floating Rate Loans (Cost $91,270,428)		92,594,558

Common Stocks—2.1%

Auto Components—0.0%
Lear Corp.	525	92,022

Building Products—0.0%
Azek Co., Inc. (The) (k)	452	19,192

Chemicals—0.3%
Atotech, Ltd. (k)	2,315	59,102
Diversey Holdings, Ltd. (k)	56,195	1,006,452
Element Solutions, Inc.	61,402	1,435,579

		2,501,133

Communications Equipment—0.0%
CommScope Holding Co., Inc. (k)	13,681	291,542

Electrical Equipment—0.1%
Sensata Technologies Holding plc (k)	12,419	719,930

Energy Equipment & Services—0.0%
Pioneer Energy Services Corp. † (f) (g) (k)	1,763	26,092

Entertainment—0.0%
Live Nation Entertainment, Inc. (k)	5,384	471,585

Equity Real Estate Investment Trusts—0.4%
Gaming and Leisure Properties, Inc.	30,586	1,417,049
VICI Properties, Inc. (a)	69,351	2,151,268

		3,568,317

Hotels, Restaurants & Leisure—0.0%
Aramark	12,643	470,952

Life Sciences Tools & Services—0.3%
Avantor, Inc. (k)	36,291	1,288,693
Syneos Health, Inc. (k)	12,218	1,093,389

		2,382,082

Media—0.0%
Clear Channel Outdoor Holdings, Inc. (a) (k)	168,961	446,057

Metals & Mining—0.2%
Constellium SE (k)	77,706	1,472,529

Oil, Gas & Consumable Fuels—0.8%
Cheniere Energy Partners L.P.	1,333	59,039
Chesapeake Energy Corp.	14,451	750,296
ConocoPhillips	10,130	616,917
Devon Energy Corp.	24,438	713,345
Diamondback Energy, Inc.	9,831	923,033
Energy Transfer L.P.	48,803	518,776
Enterprise Products Partners L.P.	22,950	553,783
EQT Corp. (k)	18,339	408,226
Extraction Oil & Gas, Inc. (k)	15,565	854,674
Extraction Oil & Gas, Inc. † (g) (k)	10,317	557,063
Kinder Morgan, Inc.	10,261	187,058
Plains All American Pipeline L.P.	88,937	1,010,324
SM Energy Co.	7,875	193,961
Western Midstream Partners L.P.	5,518	118,196
Williams Cos., Inc. (The)	6,977	185,239

		7,649,930

Road & Rail—0.0%
Uber Technologies, Inc. (k)	7,260	363,871

Total Common Stocks (Cost $16,135,630)		20,475,234

See accompanying notes to financial statements.

BHFTI-27

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Convertible Bonds—1.0%

Security Description	Principal Amount*	Value

Commercial Services—0.0%
Nexi S.p.A. Zero Coupon, 02/24/28 (EUR)	100,000	$119,729

Engineering & Construction—0.0%
Cellnex Telecom S.A. 0.750%, 11/20/31 (EUR)	400,000	463,391

Entertainment—0.1%
Live Nation Entertainment, Inc.
2.000%, 02/15/25	363,000	405,108
2.500%, 03/15/23	480,000	670,224

		1,075,332

Internet—0.1%
Uber Technologies, Inc. Zero Coupon, 12/15/25	777,000	787,878

Lodging—0.0%
Accor S.A. 0.700%, 12/07/27 (EUR)	80,400	49,845

Media—0.6%
Cable One, Inc. 1.125%, 03/15/28	532,000	541,053
DISH Network Corp.
2.375%, 03/15/24	699,000	677,593
3.375%, 08/15/26	989,000	1,009,275
Liberty Broadband Corp.
1.250%, 09/30/50 (144A)	1,079,000	1,086,013
2.750%, 09/30/50 (144A)	1,934,000	2,030,543

		5,344,477

Oil & Gas—0.1%
Centennial Resource Production LLC 3.250%, 04/01/28	207,000	272,329
PDC Energy, Inc. 1.125%, 09/15/21	459,000	454,995

		727,324

Oil & Gas Services—0.1%
Pioneer Energy Services Corp. 5.000%, PIK, 11/15/25 † (c) (f) (g)	516,974	573,841

Telecommunications—0.0%
Telecom Italia S.p.A. 1.125%, 03/26/22 (EUR)	100,000	118,900

Total Convertible Bonds (Cost $8,593,136)		9,260,717

Escrow Shares—0.0%
Security Description	Shares/ Principal Amount*	Value

Diversified Financial Services—0.0%
Lehman Brothers Holdings, Inc.	1,740,000	12,180
Lehman Brothers Holdings, Inc.	489,000	3,423

Total Escrow Shares (Cost $0)		15,603

Short-Term Investment—2.0%

Repurchase Agreement—2.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $19,104,233; collateralized by U.S. Treasury Note at 0.125%, maturing 04/15/25, with a market value of $19,486,331.	19,104,233	19,104,233

Total Short-Term Investments (Cost $19,104,233)		19,104,233

Securities Lending Reinvestments (l)—3.8%

Certificates of Deposit—0.5%
Agricultural Bank of China 0.100%, 07/01/21	100,000	100,000
Industrial & Commercial Bank of China Ltd.
0.110%, 07/22/21	1,000,000	999,957
Mitsubishi UFJ Trust and Banking Corp. (London) Zero Coupon, 08/11/21	1,499,349	1,499,760
Royal Bank of Canada New York 0.240%, 3M LIBOR + 0.040%, 10/05/21 (b)	1,000,000	1,000,177
Toronto-Dominion Bank 0.330%, 3M LIBOR + 0.130%, 07/02/21 (b)	1,000,000	1,000,008

		4,599,902

Repurchase Agreements—1.9%
Barclays Bank plc Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $1,200,007; collateralized by various Common Stock with an aggregate market value of $1,333,436.	1,200,000	1,200,000
Barclays Capital, Inc. Repurchase Agreement dated 06/30/21 at 0.030%, due on 07/01/21 with a maturity value of $2,519,458; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/29 - 11/15/43, and an aggregate market value of $2,569,845.	2,519,456	2,519,456
Deutsche Bank AG, London Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $300,001; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $306,000.	300,000	300,000

See accompanying notes to financial statements.

BHFTI-28

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (l)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $1,900,005; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $1,938,781.	1,900,000	$1,900,000
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $5,000,204; collateralized by various Common Stock with an aggregate market value of $5,555,588.	5,000,000	5,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $1,300,062; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $1,444,445.	1,300,000	1,300,000
Repurchase Agreement dated 06/30/21 at 0.260%, due on 07/07/21 with a maturity value of $700,035; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 3.875%, maturity dates ranging from 12/31/23 - 04/15/29, and various Common Stock with an aggregate market value of $777,915.	700,000	700,000
Societe Generale
Repurchase Agreement dated 06/30/21 at 0.180%, due on 07/01/21 with a maturity value of $4,000,020; collateralized by various Common Stock with an aggregate market value of $4,444,537.	4,000,000	4,000,000
Repurchase Agreement dated 06/30/21 at 0.185%, due on 07/01/21 with a maturity value of $1,100,006; collateralized by various Common Stock with an aggregate market value of $1,222,261.	1,100,000	1,100,000

		18,019,456

Time Deposits—0.1%
Landesbank Baden-Wuettertemberg (London)
0.130%, 07/01/21	1,200,000	1,200,000

Mutual Funds—1.3%
Fidelity Government Portfolio, Institutional Class 0.010% (m)	3,000,000	3,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (m)	1,000,000	1,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (m)	5,000,000	5,000,000

Mutual Funds—(Continued)
Wells Fargo Government Money Market Fund, Select Class 0.030% (m)	3,000,000	3,000,000

		12,000,000

Total Securities Lending Reinvestments (Cost $35,819,166)		35,819,358

Total Purchased Options—0.0% (n) (Cost $4,049)		8,063
Total Investments—104.8% (Cost $950,886,898)		991,479,030
Unfunded Loan Commitments—(0.0)% (Cost $(6,954))		(6,954)
Net Investments—104.8% (Cost $950,879,944)		991,472,076
Other assets and liabilities (net)—(4.8)%		(45,487,360)

Net Assets—100.0%		$945,984,716

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2021, the market value of restricted securities was $3,450,871, which is 0.4% of net assets. See details shown in the Restricted Securities table that follows.
(a)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $44,841,130 and the collateral received consisted of cash in the amount of $35,818,804 and non-cash collateral with a value of $10,859,716. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(e)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(f)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(g)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2021, these securities represent 0.2% of net assets.

See accompanying notes to financial statements.

BHFTI-29

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

(h)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(i)	This loan will settle after June 30, 2021, at which time the interest rate will be determined.
(j)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(k)	Non-income producing security.
(l)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(m)	The rate shown represents the annualized seven-day yield as of June 30, 2021.
(n)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2021, the market value of 144A securities was $629,642,928, which is 66.6% of net assets.

Restricted Securities	Acquisition Date	Shares/ Principal Amount	Cost	Value
Extraction Oil & Gas, Inc.	01/15/21	10,317	$198,498	$557,063
Intelsat Jackson Holdings S.A., 8.000%, 02/15/24	05/18/20	142,000	144,130	146,653
Macy’s, Inc., 8.375%, 06/15/25	05/27/20	1,221,000	1,223,560	1,344,565
Pioneer Energy Services Corp., 11.000%, 05/15/25	11/15/20-02/15/21	696,322	583,546	701,544
Pioneer Energy Services Corp., 5.000%, 11/15/25	11/15/20-05/15/21	516,974	319,931	573,841
Pioneer Energy Services Corp.	05/29/20	1,763	23,514	26,092
Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd., 8.000%, 09/20/25	09/02/20	89,401	88,607	101,113
Waterford Gaming LLC / Waterford Gaming Financial Corp., 8.625%, 09/15/14	09/24/07	283,116	283,116	0

				$3,450,871

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	196,000	SCB	07/01/21	USD	233,726	$(1,319)

Contracts to Deliver
EUR	17,768,000	BNP	09/15/21	USD	21,538,782	438,305
EUR	98,000	NWM	09/15/21	USD	118,992	2,612
EUR	3,000	NWM	09/15/21	USD	3,574	11
EUR	50,000	RBC	09/15/21	USD	59,789	411
EUR	196,000	SCB	09/15/21	USD	234,084	1,323
EUR	121,000	TDB	09/15/21	USD	146,757	3,063
EUR	115,000	UBSA	09/15/21	USD	136,994	425
GBP	2,660,000	CBNA	09/15/21	USD	3,759,013	78,821
GBP	44,000	CBNA	09/15/21	USD	62,299	1,424
GBP	57,000	HSBC	09/15/21	USD	80,817	1,956
GBP	55,000	HSBC	09/15/21	USD	77,670	1,576

Net Unrealized Appreciation						$528,608

Futures Contracts

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro-Bund Futures	09/08/21	(1)	EUR	(172,610)	$(1,246)
U.S. Treasury Long Bond Futures	09/21/21	(2)	USD	(321,500)	(7,496)
U.S. Treasury Note 10 Year Futures	09/21/21	(46)	USD	(6,095,000)	(25,939)
U.S. Treasury Note 5 Year Futures	09/30/21	(48)	USD	(5,924,625)	16,427
U.S. Treasury Ultra Long Bond Futures	09/21/21	(16)	USD	(3,083,000)	(130,597)
United Kingdom Long Gilt Bond Futures	09/28/21	(3)	GBP	(384,300)	(3,434)

Net Unrealized Depreciation					$(152,285)

See accompanying notes to financial statements.

BHFTI-30

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Purchased Options

Options on Exchange-Traded Future Contracts	Strike Price	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Call - Euro STOXX Banks Index Futures	EUR 90.000	09/17/21	20	EUR	1,000	$4,049	$8,063	$4,014

Swap Agreements

OTC Credit Default Swaps on Corporate Issues—Sell Protection (c)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2021(a)	Notional Amount(b)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CMA CGM S.A. 5.250%, due 01/15/25	5.000%	Quarterly	06/20/26	CSI	3.367%	EUR	10,000	$898	$513	$385
CMA CGM S.A. 5.250%, due 01/15/25	5.000%	Quarterly	06/20/26	BBP	3.367%	EUR	10,000	898	924	(26)
Century Link, Inc. 6.150%, due 09/15/19	1.000%	Quarterly	12/20/23	BBP	1.655%	USD	348,000	(5,544)	(13,214)	7,670
Century Link, Inc. 6.150%, due 09/15/19	1.000%	Quarterly	06/20/25	BBP	2.361%	USD	225,000	(11,523)	(41,969)	30,446
Rolls Royce plc 2.125%, due 06/18/21	1.000%	Quarterly	06/20/25	CBNA	2.011%	EUR	10,755	(496)	(1,528)	1,032
Virgin Media Finance plc 3.750%, due 7/15/30	5.000%	Quarterly	12/20/25	JPMC	2.234%	EUR	30,000	4,260	3,585	675

Totals								$(11,507)	$(51,689)	$40,182

(a)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(b)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(c)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(CBNA)—	Citibank N.A.
(CSI)—	Credit Suisse International
(HSBC)—	HSBC Bank plc
(JPMC)—	JPMorgan Chase Bank N.A.
(NWM)—	NatWest Markets plc
(RBC)—	Royal Bank of Canada
(SCB)—	Standard Chartered Bank
(TDB)—	Toronto Dominion Bank
(UBSA)—	UBS AG

Currencies

(EUR)—	Euro
(GBP)—	British Pound
(USD)—	United States Dollar

Index Abbreviations

(EURIBOR)—	Euro InterBank Offered Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(PRIME)—	U.S. Federal Reserve Prime Rate
(SOFR)—	Secured Overnight Financing Rate
(UKG) —	United Kingdom Gilts

Other Abbreviations

(REIT)—	Real Estate Investment Trust

See accompanying notes to financial statements.

BHFTI-31

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Advertising	$—	$7,642,031	$—	$7,642,031
Aerospace/Defense	—	25,296,407	—	25,296,407
Agriculture	—	126,710	—	126,710
Airlines	—	17,483,691	—	17,483,691
Apparel	—	1,037,357	—	1,037,357
Auto Manufacturers	—	10,227,040	—	10,227,040
Auto Parts & Equipment	—	14,166,678	—	14,166,678
Banks	—	14,760,381	—	14,760,381
Beverages	—	297,743	—	297,743
Biotechnology	—	418,025	—	418,025
Building Materials	—	9,478,357	—	9,478,357
Chemicals	—	10,661,208	—	10,661,208
Commercial Services	—	41,689,626	—	41,689,626
Computers	—	11,923,783	—	11,923,783
Cosmetics/Personal Care	—	944,319	—	944,319
Distribution/Wholesale	—	4,501,283	—	4,501,283
Diversified Financial Services	—	16,180,833	—	16,180,833
Electric	—	14,465,747	—	14,465,747
Electrical Components & Equipment	—	2,373,335	—	2,373,335
Electronics	—	4,510,989	—	4,510,989
Energy-Alternate Sources	—	408,042	—	408,042
Engineering & Construction	—	3,250,457	—	3,250,457
Entertainment	—	29,825,621	0	29,825,621
Environmental Control	—	8,434,666	—	8,434,666
Food	—	25,300,992	—	25,300,992
Food Service	—	1,293,875	—	1,293,875
Hand/Machine Tools	—	119,144	—	119,144
Healthcare-Products	—	6,491,457	—	6,491,457
Healthcare-Services	—	48,509,290	—	48,509,290
Home Builders	—	6,511,744	—	6,511,744
Home Furnishings	—	1,284,236	—	1,284,236
Household Products/Wares	—	2,128,825	—	2,128,825
Housewares	—	1,914,318	—	1,914,318
Insurance	—	13,268,614	—	13,268,614
Internet	—	15,114,189	—	15,114,189
Investment Companies	—	4,118,231	—	4,118,231
Iron/Steel	—	5,541,141	—	5,541,141
Leisure Time	—	14,193,110	—	14,193,110
Lodging	—	7,352,120	—	7,352,120
Machinery-Construction & Mining	—	1,808,501	—	1,808,501
Machinery-Diversified	—	8,932,630	—	8,932,630
Media	—	55,971,461	—	55,971,461

See accompanying notes to financial statements.

BHFTI-32

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Metal Fabricate/Hardware	$—	$1,328,783	$—	$1,328,783
Mining	—	14,493,202	—	14,493,202
Miscellaneous Manufacturing	—	4,878,611	—	4,878,611
Office/Business Equipment	—	1,065,829	—	1,065,829
Oil & Gas	—	55,825,729	—	55,825,729
Oil & Gas Services	—	4,345,366	701,544	5,046,910
Packaging & Containers	—	19,442,084	—	19,442,084
Pharmaceuticals	—	21,408,525	—	21,408,525
Pipelines	—	40,634,152	—	40,634,152
Real Estate	—	5,418,292	0	5,418,292
Real Estate Investment Trusts	—	27,810,863	—	27,810,863
Retail	—	32,653,626	—	32,653,626
Semiconductors	—	2,862,570	—	2,862,570
Software	—	31,157,346	—	31,157,346
Telecommunications	—	76,134,880	—	76,134,880
Toys/Games/Hobbies	—	1,595,782	—	1,595,782
Transportation	—	830,615	—	830,615
Trucking & Leasing	—	1,129,154	—	1,129,154
Water	—	526,104	—	526,104
Total Corporate Bonds & Notes	—	813,499,720	701,544	814,201,264
Floating Rate Loans
Advertising	—	1,642,421	—	1,642,421
Aerospace/Defense	—	829,423	—	829,423
Airlines	—	4,515,284	—	4,515,284
Auto Parts & Equipment	—	543,005	—	543,005
Building Materials	—	660,048	—	660,048
Chemicals	—	3,903,740	—	3,903,740
Commercial Services	—	7,812,126	—	7,812,126
Computers	—	5,725,275	—	5,725,275
Distribution/Wholesale	—	284,997	—	284,997
Diversified Financial Services	—	1,168,379	—	1,168,379
Electric	—	35,460	—	35,460
Engineering & Construction	—	3,802,593	—	3,802,593
Entertainment	—	147,391	—	147,391
Environmental Control	—	203,555	—	203,555
Food	—	674,854	—	674,854
Healthcare-Products	—	2,200,634	—	2,200,634
Healthcare-Services	—	3,094,268	—	3,094,268
Insurance	—	2,395,701	—	2,395,701
Internet	—	2,157,568	—	2,157,568
Leisure Time	—	607,944	—	607,944
Lodging	—	1,335,135	—	1,335,135
Machinery-Diversified	—	1,952,075	—	1,952,075
Media	—	1,258,467	—	1,258,467
Miscellaneous Manufacturing	—	173,326	—	173,326
Oil & Gas	—	4,228,157	—	4,228,157
Oil & Gas Services	—	20,293	—	20,293
Packaging & Containers	—	1,046,514	—	1,046,514
Pharmaceuticals	—	2,905,360	—	2,905,360
Retail (Less Unfunded Loan Commitments of $6,954)	—	4,323,767	209,547	4,533,314
Shipbuilding	—	958,010	—	958,010
Software	—	19,985,982	—	19,985,982
Telecommunications	—	11,606,080	—	11,606,080
Transportation	—	180,225	—	180,225
Total Floating Rate Loans ((Less Unfunded Loan Commitments of $6,954)	—	92,378,057	209,547	92,587,604
Common Stocks
Auto Components	92,022	—	—	92,022
Building Products	19,192	—	—	19,192

See accompanying notes to financial statements.

BHFTI-33

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Chemicals	$2,501,133	$—	$—	$2,501,133
Communications Equipment	291,542	—	—	291,542
Electrical Equipment	719,930	—	—	719,930
Energy Equipment & Services	—	—	26,092	26,092
Entertainment	471,585	—	—	471,585
Equity Real Estate Investment Trusts	3,568,317	—	—	3,568,317
Hotels, Restaurants & Leisure	470,952	—	—	470,952
Life Sciences Tools & Services	2,382,082	—	—	2,382,082
Media	446,057	—	—	446,057
Metals & Mining	1,472,529	—	—	1,472,529
Oil, Gas & Consumable Fuels	7,092,867	557,063	—	7,649,930
Road & Rail	363,871	—	—	363,871
Total Common Stocks	19,892,079	557,063	26,092	20,475,234
Convertible Bonds
Commercial Services	—	119,729	—	119,729
Engineering & Construction	—	463,391	—	463,391
Entertainment	—	1,075,332	—	1,075,332
Internet	—	787,878	—	787,878
Lodging	—	49,845	—	49,845
Media	—	5,344,477	—	5,344,477
Oil & Gas	—	727,324	—	727,324
Oil & Gas Services	—	—	573,841	573,841
Telecommunications	—	118,900	—	118,900
Total Convertible Bonds	—	8,686,876	573,841	9,260,717
Total Escrow Shares*	—	15,603	—	15,603
Total Short-Term Investment*	—	19,104,233	—	19,104,233
Securities Lending Reinvestments
Certificates of Deposit	—	4,599,902	—	4,599,902
Repurchase Agreements	—	18,019,456	—	18,019,456
Time Deposits	—	1,200,000	—	1,200,000
Mutual Funds	12,000,000	—	—	12,000,000
Total Securities Lending Reinvestments	12,000,000	23,819,358	—	35,819,358
Total Purchased Options at Value	8,063	—	—	8,063
Total Net Investments	$31,900,142	$958,060,910	$1,511,024	$991,472,076

Collateral for Securities Loaned (Liability)	$—	$(35,818,804)	$—	$(35,818,804)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$529,927	$—	$529,927
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(1,319)	—	(1,319)
Total Forward Contracts	$—	$528,608	$—	$528,608
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$16,427	$—	$—	$16,427
Futures Contracts (Unrealized Depreciation)	(168,712)	—	—	(168,712)
Total Futures Contracts	$(152,285)	$—	$—	$(152,285)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$6,056	$—	$6,056
OTC Swap Contracts at Value (Liabilities)	—	(17,563)	—	(17,563)
Total OTC Swap Contracts	$—	$(11,507)	$—	$(11,507)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2021 is not presented.

See accompanying notes to financial statements.

BHFTI-34

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b) (c)	$991,472,076
Cash	20,616
Cash denominated in foreign currencies (d)	20,437
Cash collateral (e)	377,000
OTC swap contracts at market value (f)	6,056
Unrealized appreciation on forward foreign currency exchange contracts	529,927
Receivable for:
Investments sold	4,776,346
Fund shares sold	280,549
Dividends and interest	12,866,712
Interest on OTC swap contracts	255

Total Assets	1,010,349,974
Liabilities
OTC swap contracts at market value (g)	17,563
Cash collateral for OTC swap contracts	10,000
Unrealized depreciation on forward foreign currency exchange contracts	1,319
Collateral for securities loaned	35,818,804
Payables for:
Investments purchased	27,210,410
Fund shares redeemed	224,025
Variation margin on futures contracts	34,308
Accrued Expenses:
Management fees	442,943
Distribution and service fees	110,257
Deferred trustees’ fees	182,884
Other expenses	312,745

Total Liabilities	64,365,258

Net Assets	$945,984,716

Net Assets Consist of:
Paid in surplus	$907,028,957
Distributable earnings (Accumulated losses)	38,955,759

Net Assets	$945,984,716

Net Assets
Class A	$399,818,865
Class B	546,165,851
Capital Shares Outstanding*
Class A	50,268,523
Class B	69,741,610
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$7.95
Class B	7.83

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $950,879,944.
(b)	Includes securities loaned at value of $44,841,130.
(c)	Investments at value is net of unfunded loan commitments of $6,954.
(d)	Identified cost of cash denominated in foreign currencies was $20,456.
(e)	Includes collateral of $237,000 for futures contracts, $100,000 for open option contracts and $40,000 for OTC swap contracts.
(f)	Net premium paid on OTC swap contracts was $5,022.
(g)	Net premium received on OTC swap contracts was $56,711.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends	$270,682
Interest (a)	22,615,398
Securities lending income	36,201

Total investment income	22,922,281
Expenses
Management fees	2,638,299
Administration fees	25,172
Custodian and accounting fees	132,466
Distribution and service fees—Class B	613,818
Audit and tax services	40,899
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	28,942
Insurance	2,852
Miscellaneous	6,850

Total expenses	3,540,698
Less management fee waiver	(95,886)

Net expenses	3,444,812

Net Investment Income	19,477,469

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	14,405,962
Purchased options	11,356
Futures contracts	2,496,088
Written options	(3,851)
Swap contracts	207,881
Foreign currency transactions	(83)
Forward foreign currency transactions	(421,120)

Net realized gain (loss)	16,696,233

Net change in unrealized appreciation (depreciation) on:
Investments	(3,278,697)
Purchased options	4,014
Futures contracts	(183,236)
Swap contracts	22,314
Foreign currency transactions	(7,179)
Forward foreign currency transactions	1,110,587

Net change in unrealized appreciation (depreciation)	(2,332,197)

Net realized and unrealized gain (loss)	14,364,036

Net Increase (Decrease) in Net Assets From Operations	$33,841,505

(a)	Net of foreign withholding taxes of $56.

See accompanying notes to financial statements.

BHFTI-35

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$19,477,469	$36,412,801
Net realized gain (loss)	16,696,233	(1,610,984)
Net change in unrealized appreciation (depreciation)	(2,332,197)	21,787,384

Increase (decrease) in net assets from operations	33,841,505	56,589,201

From Distributions to Shareholders
Class A	(16,217,597)	(19,892,930)
Class B	(21,336,484)	(19,399,878)

Total distributions	(37,554,081)	(39,292,808)

Increase (decrease) in net assets from capital share transactions	116,057,719	87,078,031

Total increase (decrease) in net assets	112,345,143	104,374,424

Net Assets
Beginning of period	833,639,573	729,265,149

End of period	$945,984,716	$833,639,573

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	1,690,035	$13,658,429	2,396,626	$17,848,150
Reinvestments	2,047,676	16,217,597	2,747,642	19,892,930
Redemptions	(1,721,627)	(13,892,140)	(5,933,885)	(44,210,452)

Net increase (decrease)	2,016,084	$15,983,886	(789,617)	$(6,469,372)

Class B
Sales	12,534,956	$99,698,567	19,430,364	$144,960,075
Reinvestments	2,735,447	21,336,484	2,717,070	19,399,878
Redemptions	(2,633,433)	(20,961,218)	(9,633,528)	(70,812,550)

Net increase (decrease)	12,636,970	$100,073,833	12,513,906	$93,547,403

Increase (decrease) derived from capital shares transactions		$116,057,719		$87,078,031

See accompanying notes to financial statements.

BHFTI-36

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$7.98		$7.84	$7.25	$7.84	$7.68	$7.21

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.18		0.38	0.41	0.42	0.43	0.41	(b)
Net realized and unrealized gain (loss)	0.13		0.19	0.65	(0.61)	0.18	0.58

Total income (loss) from investment operations	0.31		0.57	1.06	(0.19)	0.61	0.99

Less Distributions
Distributions from net investment income	(0.34)		(0.43)	(0.47)	(0.40)	(0.45)	(0.52)

Total distributions	(0.34)		(0.43)	(0.47)	(0.40)	(0.45)	(0.52)

Net Asset Value, End of Period	$7.95		$7.98	$7.84	$7.25	$7.84	$7.68

Total Return (%) (c)	3.84	(d)	7.76	15.05	(2.58)	8.07	14.26

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67	(e)	0.68	0.68	0.69	0.67	0.67
Gross ratio of expenses to average net assets excluding interest expense (%)	0.67	(e)	0.68	0.68	0.68	0.67	0.67
Net ratio of expenses to average net assets (%) (f)	0.64	(e)	0.66	0.68	0.69	0.67	0.67
Net ratio of expenses to average net assets excluding interest expense (%) (f)	0.64	(e)	0.66	0.68	0.68	0.67	0.67
Ratio of net investment income (loss) to average net assets (%)	4.57	(e)	5.09	5.31	5.43	5.47	5.58	(b)
Portfolio turnover rate (%)	28	(d)	85	79	72	76	89
Net assets, end of period (in millions)	$399.8		$385.0	$384.5	$385.5	$438.5	$436.6

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$7.86		$7.73	$7.15	$7.74	$7.59	$7.13

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.17		0.36	0.38	0.39	0.40	0.39	(b)
Net realized and unrealized gain (loss)	0.12		0.18	0.66	(0.60)	0.18	0.57

Total income (loss) from investment operations	0.29		0.54	1.04	(0.21)	0.58	0.96

Less Distributions
Distributions from net investment income	(0.32)		(0.41)	(0.46)	(0.38)	(0.43)	(0.50)

Total distributions	(0.32)		(0.41)	(0.46)	(0.38)	(0.43)	(0.50)

Net Asset Value, End of Period	$7.83		$7.86	$7.73	$7.15	$7.74	$7.59

Total Return (%) (c)	3.72	(d)	7.51	14.85	(2.87)	7.76	13.98

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92	(e)	0.93	0.93	0.94	0.92	0.92
Gross ratio of expenses to average net assets excluding interest expense (%)	0.92	(e)	0.93	0.93	0.93	0.92	0.92
Net ratio of expenses to average net assets (%) (f)	0.89	(e)	0.91	0.93	0.94	0.92	0.92
Net ratio of expenses to average net assets excluding interest expense (%) (f)	0.89	(e)	0.91	0.93	0.93	0.92	0.92
Ratio of net investment income (loss) to average net assets (%)	4.32	(e)	4.83	5.06	5.19	5.22	5.33	(b)
Portfolio turnover rate (%)	28	(d)	85	79	72	76	89
Net assets, end of period (in millions)	$546.2		$448.7	$344.7	$250.9	$260.2	$260.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.04% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-37

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock High Yield Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTI-38

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

BHFTI-39

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include

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Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of June 30, 2021, the Portfolio had open unfunded loan commitments of $6,954. At June 30, 2021, the Portfolio had sufficient cash and/or securities to cover these commitments.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at

BHFTI-41

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $19,104,233. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $18,019,456. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day.

If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2021
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(71,291)	$—	$—	$—	$(71,291)
Corporate Bonds & Notes	(35,747,513)	—	—	—	(35,747,513)
Total Borrowings	$(35,818,804)	$—	$—	$—	$(35,818,804)
Gross amount of recognized liabilities for securities lending transactions					$(35,818,804)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign

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Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing

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Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

An Option on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not

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Notes to Financial Statements—June 30, 2021—(Continued)

otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2021, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

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BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$16,427	Unrealized depreciation on futures contracts (a) (b)	$168,712
Credit	OTC swap contracts at market value (c)	6,056	OTC swap contracts at market value (c)	17,563
Equity	Investments at market value (b) (d)	8,063
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	529,927	Unrealized depreciation on forward foreign currency exchange contracts	1,319

Total		$560,473		$187,594

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Excludes OTC swap interest receivable of $255.
(d)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2021.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$898	$(898)	$—	$—
BNP Paribas S.A.	438,305	—	—	438,305
Citibank N.A.	80,245	(496)	—	79,749
Credit Suisse International	898	—	—	898
HSBC Bank plc	3,532	—	—	3,532
JPMorgan Chase Bank N.A.	4,260	—	(4,260)	—
NatWest Markets plc	2,623	—	—	2,623
Royal Bank of Canada	411	—	—	411
Standard Chartered Bank	1,323	(1,319)	—	4
Toronto Dominion Bank	3,063	—	—	3,063
UBS AG	425	—	—	425

	$535,983	$(2,713)	$(4,260)	$529,010

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2021.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$17,067	$(898)	$(16,169)	$—
Citibank N.A.	496	(496)	—	—
Standard Chartered Bank	1,319	(1,319)	—	—

	$18,882	$(2,713)	$(16,169)	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$—	$—	$11,356	$—	$11,356
Forward foreign currency transactions	—	—	—	(421,120)	(421,120)
Swap contracts	—	207,881	—	—	207,881
Futures contracts	2,304,476	—	191,612	—	2,496,088
Written options	—	—	(3,851)	—	(3,851)

	$2,304,476	$207,881	$199,117	$(421,120)	$2,290,354

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$—	$—	$4,014	$—	$4,014
Forward foreign currency transactions	—	—	—	1,110,587	1,110,587
Swap contracts	—	22,314	—	—	22,314
Futures contracts	(183,236)	—	—	—	(183,236)

	$(183,236)	$22,314	$4,014	$1,110,587	$953,679

For the six months ended June 30, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$2,771
Forward foreign currency transactions	29,041,994
Futures contracts long	4,530,100
Futures contracts short	(21,090,469)
Swap contracts	7,201,078
Written options	(2,422)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist

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Notes to Financial Statements—June 30, 2021—(Continued)

principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s

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Notes to Financial Statements—June 30, 2021—(Continued)

payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$358,214,753	$0	$242,886,402

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.600% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2021 were $2,638,299.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Financial Management, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period effective April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Over $500 Million

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived six months ended June 30, 2021 are shown as a management fee waiver in the Statement of Operations.

The Subadviser has agreed to waive the subadvisory fee it receives in an amount equal to any advisory fee it also receives due to the Portfolio’s investment in any investment company, unit investment trust or other collective investment fund, registered or nonregistered, for which the Subadviser or any of its affiliates serves as investment adviser. The Adviser has agreed to waive a portion of the management fee related to the Subadviser’s waiving of its subadvisory fee on funds where the Subadviser or any of its affiliates serves as investment adviser. No fees were waived during the six months ended June 30, 2021.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

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Notes to Financial Statements—June 30, 2021—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$952,108,339

Gross unrealized appreciation	46,943,164
Gross unrealized depreciation	(6,601,484)

Net unrealized appreciation (depreciation)	$40,341,680

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$39,292,808	$41,678,902	$—	$—	$39,292,808	$41,678,902

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$37,200,233	$—	$41,320,528	$(35,678,736)	$42,842,025

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

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Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

As of December 31, 2020, the Portfolio had accumulated short-term capital losses of $5,536,428 and accumulated long-term capital losses of $30,142,308.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

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Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

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Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A and B shares of the Brighthouse Asset Allocation 100 Portfolio returned 13.84% and 13.68%, respectively. The Portfolio’s benchmark, the Dow Jones Aggressive Portfolio Index¹, returned 14.07%.

MARKET ENVIRONMENT / CONDITIONS

A renewed sense of optimism reverberated during the first half of 2021. Newly elected President Joe Biden and Congress swiftly passed an economic relief package bill in March, called the American Rescue Plan. Features of the plan provide direct stimulus payments, extending an unemployment insurance increase into early September, and expanding the child tax credit another year. In June, a bipartisan group of Senators and President Biden agreed to a new $579 billion infrastructure spending package as part of an overall spending plan of $1.2 trillion over the next eight years. During the period, improved COVID-19 trends in new cases, hospitalization rates, and mortalities may have signaled the worst of the pandemic is over. In the second quarter, the Center for Disease Control’s announcement to ease mask-wearing restrictions further spurred business re-openings.

The economic momentum garnered earlier in the year continued in the second quarter. The U.S. economy reported Real GDP (the inflation-adjusted value of all goods and services produced in an economy in a year) grew at a robust annualized rate of 6.4% in the first quarter. Unemployment showed modest improvement as the rate trended lower since the beginning of the year and ended June at 5.9%, with the leisure and hospitality industry having reported the largest job gains in June as the pandemic began to loosen its grip. Inflationary pressures emerged during the quarter on the heels of strong economic data releases. The Core Consumer Price Index rose 0.9% in June, after rising 0.7% and 0.9% in May and April, respectively. A confluence of factors such as labor shortages, raw materials costs, and supply chain disruptions stoked inflationary fears. The U.S. Federal Reserve (the “Fed”), however, commented the rise in inflation is transitory and remained primarily focused on keeping rates low to promote economic growth. The Federal Open Markets Committee left the federal funds target range of 0%-0.25% unchanged over the period.

Buoyed by fiscal stimulus initiatives, economic growth projections, and more widespread rollout of COVID-19 vaccinations, U.S. equity markets marched forward. The S&P 500 Index gained 15.3% in the first six months of the year, and in the process, extended a rally of generating gains in the five consecutive quarters ending June 30, 2021. The procyclical equity market environment in the first quarter amid strong housing demand, a rising 10-year Treasury rate, and higher demand forecasts for U.S. petroleum lost traction later in the period as Treasury yields fell and inflationary concerns were diminished by the Fed’s comments.

Outside the U.S., economic recovery efforts continued. The European Central Bank reaffirmed its accommodative monetary policy and upwardly revised its GDP forecasts for 2021 and 2022. Developed international markets, as measured by the MSCI EAFE Index, generated an 8.8% return during the period. Emerging Market equities, as measured by the MSCI Emerging Markets Index, returned 7.4%.

Global fixed income markets produced mixed results in the period. The rise in sovereign yields was a headwind for less spread-sensitive bonds. In contrast, a bond with an embedded spread (the difference in yield between a U.S. Treasury bond and another debt security of the same maturity of a different credit quality) benefitted from spread compression. In the period, the ICE BofA High Yield Option-Adjusted Spread tightened by 0.8%. Overall, Core U.S. Fixed Income, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, delivered a negative return of 1.6% for the six months ended June 30, 2021.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 100 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 100% to equities, although some residual cash is expected to be held by the underlying portfolios.

Over the six-month period, the Asset Allocation 100 Portfolio lagged the Dow Jones Aggressive Portfolio Index. The main drivers of underperformance were an underweight to U.S. large cap equities and emerging market equities, and underperformance of the underlying U.S. small cap and emerging market equities portfolios.

The overall contribution from the underlying U.S. equity portfolios was mixed for the period. U.S. large cap equities outperformed over the period while U.S. mid cap and U.S. small cap equities underperformed. Within the Portfolio’s large cap portfolios, the largest positive relative performer was the Invesco Comstock Portfolio, which outperformed its benchmark by 6.9%. The biggest drivers of outperformance were both security selection and overweight positions in the Energy and Financials sectors. The T. Rowe Price Large Cap Growth Portfolio also experienced positive relative returns, as it outperformed its benchmark by 2.6%. The portfolio benefitted from strong performance of select private equity holdings, an overweight to the Communication Services and an underweight to Consumer Staples sectors, and security selection in the Financials sector. On the other hand, the Jennison Growth Portfolio underperformed its benchmark by 3.2%. The portfolio’s security selection within the Communication Services sector was the largest detractor, followed by weak selection within the Industrials sector. In the mid cap portfolios, the Morgan Stanley Discovery Portfolio underperformed its benchmark by 1.7%. Negative security selection across several sectors, which included Information Technology, Consumer Discretionary, Health Care, Industrials, Real Estate and Financials weighed on relative results. Another relative underperformer was the Wells Capital Management Mid Cap Value Portfolio, which lagged its

BHFTI-1

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

benchmark by 1.2%. Security selection in Financials and Materials, as well as an overweight to Consumer Staples and underweight to Energy sectors hampered returns. The small cap portfolios also underperformed, led by the Neuberger Berman Genesis Portfolio, which underperformed its benchmark by 18.2%. Portfolio results were negatively impacted from its heavy tilt towards growth stocks, which significantly underperformed value stocks for the period. Security selection within the Information Technology, Health Care, and Industrials sectors were primary detractors over the period. An underweight to the Energy sector and an overweight to the software industry further pressured results. Another relative underperformer was the T. Rowe Price Small Cap Growth Portfolio, which underperformed its benchmark by 7.2%. Security selection within the Consumer Discretionary sector was the biggest detractor. Additional areas of weakness were security selection within the Health Care and Industrials sectors.

The non-U.S. equity portfolios were overall a contributor to relative performance for the first six months of the year. The best relative performance came from the Harris Oakmark International Portfolio, which outperformed its benchmark by 4.7% for the period. Drivers of outperformance were security selection within Communication Services, Consumer Discretionary, Industrials and Materials sectors. An overweight to Financials and an underweight to Utilities sectors aided results. At the country level, security selection in the United Kingdom and an underweight to Japan were leading contributors. The Brighthouse/Dimensional International Small Company Portfolio outperformed its benchmark by 2.1%. The portfolio’s underweight to relatively lower profitability and higher priced stocks, and an overweight to smaller cap stocks, was beneficial to relative performance. Conversely, Baillie Gifford International Stock Portfolio underperformed its benchmark by 3.6%. The drivers of the relative underperformance stemmed from negative security selection within the Financials and Consumer Discretionary sectors. Within emerging market equities, the SSGA Emerging Markets Enhanced Index Portfolio outperformed its benchmark by 2.5%. At the sector level, security selection within Information Technology and Consumer Discretionary were the largest contributors on a relative basis. At the country level, security selection in China and India were leading performance contributors during the period.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Aggressive Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The aggressive portfolio allocates 100% to equities.

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Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES AGGRESSIVE PORTFOLIO INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 100 Portfolio
Class A	13.84	44.98	15.75	11.42
Class B	13.68	44.47	15.45	11.15
Dow Jones Aggressive Portfolio Index	14.07	44.23	15.16	11.17

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
Loomis Sayles Growth Portfolio (Class A)	6.4
MFS Value Portfolio (Class A)	6.3
T. Rowe Price Large Cap Growth Portfolio (Class A)	6.0
Invesco Comstock Portfolio (Class A)	5.8
T. Rowe Price Large Cap Value Portfolio (Class A)	5.8
Jennison Growth Portfolio (Class A)	5.7
Harris Oakmark International Portfolio (Class A)	5.6
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	5.1
Brighthouse/Dimensional International Small Company Portfolio (Class A)	5.0
Baillie Gifford International Stock Portfolio (Class A)	4.3

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	48.9
International Developed Market Equities	22.0
U.S. Small Cap Equities	12.2
Emerging Market Equities	4.8
Global Equities	4.6
U.S. Mid Cap Equities	4.5
Real Estate Equities	3.0

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Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 100 Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.72%	$1,000.00	$1,138.40	$3.82
	Hypothetical*	0.72%	$1,000.00	$1,021.22	$3.61

Class B (a)	Actual	0.97%	$1,000.00	$1,136.80	$5.14
	Hypothetical*	0.97%	$1,000.00	$1,019.98	$4.86

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

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Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	5,794,103	$86,505,954
BlackRock Capital Appreciation Portfolio (Class A) (a)	1,497,840	78,846,315
Brighthouse Small Cap Value Portfolio (Class A) (b)	3,339,460	60,410,830
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (b)	3,622,629	53,940,946
Brighthouse/Artisan International Portfolio (Class A) (b)	6,029,618	82,485,168
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (a)	54,870	15,038,683
Brighthouse/Dimensional International Small Company Portfolio (Class A) (a)	7,767,156	100,973,029
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (a)	2,904,136	103,474,373
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (b)	4,470,029	78,046,704
Clarion Global Real Estate Portfolio (Class A) (b)	4,677,392	61,601,250
Frontier Mid Cap Growth Portfolio (Class A) (a)	483,563	20,358,018
Harris Oakmark International Portfolio (Class A) (b)	7,451,466	112,889,708
Invesco Comstock Portfolio (Class A) (b)	7,587,177	118,284,094
Invesco Global Equity Portfolio (Class A) (b)	1,644,941	51,881,449
Invesco Small Cap Growth Portfolio (Class A) (b)	2,040,180	35,295,110
Jennison Growth Portfolio (Class A) (a)	5,962,511	116,507,465
JPMorgan Small Cap Value Portfolio (Class A) (b)	2,162,580	41,824,304
Loomis Sayles Growth Portfolio (Class A) (b)	8,150,202	129,669,711
Loomis Sayles Small Cap Growth Portfolio (Class A) (a)	3,369,532	53,440,784
MFS Research International Portfolio (Class A) (b)	4,457,993	63,615,554

Affiliated Investment Companies—(Continued)
MFS Value Portfolio (Class A) (a)	7,346,462	128,489,624
Morgan Stanley Discovery Portfolio (Class A) (b)	378,056	10,226,420
Neuberger Berman Genesis Portfolio (Class A) (a)	937,112	22,809,308
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (b)	3,510,933	44,097,313
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	4,101,285	121,521,080
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	3,527,189	117,420,116
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	1,227,443	15,355,318
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	1,336,150	34,579,550
VanEck Global Natural Resources Portfolio (Class A) (a)	3,373,438	40,751,128
Victory Sycamore Mid Cap Value Portfolio (Class A) (b)	450,926	10,136,810
Wells Capital Management Mid Cap Value Portfolio (Class A) (b)	1,398,821	20,198,981

Total Mutual Funds (Cost $1,662,142,706)		2,030,675,097

Total Investments—100.0% (Cost $1,662,142,706)		2,030,675,097
Other assets and liabilities (net)—0.0%		(638,606)

Net Assets—100.0%		$2,030,036,491

(a)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$2,030,675,097	$—	$—	$2,030,675,097
Total Investments	$2,030,675,097	$—	$—	$2,030,675,097

See accompanying notes to financial statements.

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Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Affiliated investments at value (a)	$2,030,675,097
Receivable for:
Affiliated investments sold	277,135
Fund shares sold	342,053

Total Assets	2,031,294,285
Liabilities
Payables for:
Affiliated investments purchased	199,515
Fund shares redeemed	419,672
Accrued Expenses:
Management fees	113,796
Distribution and service fees	247,028
Deferred trustees’ fees	217,829
Other expenses	59,954

Total Liabilities	1,257,794

Net Assets	$2,030,036,491

Net Assets Consist of:
Paid in surplus	$1,516,854,240
Distributable earnings (Accumulated losses)	513,182,251

Net Assets	$2,030,036,491

Net Assets
Class A	$820,985,868
Class B	1,209,050,623
Capital Shares Outstanding*
Class A	59,071,132
Class B	87,477,311
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.90
Class B	13.82

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $1,662,142,706.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends from Affiliated Investments	$18,580,381

Total investment income	18,580,381
Expenses
Management fees	673,085
Administration fees	15,051
Custodian and accounting fees	13,583
Distribution and service fees—Class B	1,455,061
Audit and tax services	16,091
Legal	23,047
Trustees’ fees and expenses	28,684
Miscellaneous	3,923

Total expenses	2,228,525

Net Investment Income	16,351,856

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investments	23,838,541
Capital gain distributions from affiliated investments	108,405,457

Net realized gain (loss)	132,243,998

Net change in unrealized appreciation on affiliated investments	102,386,003

Net realized and unrealized gain (loss)	234,630,001

Net Increase (Decrease) in Net Assets From Operations	$250,981,857

See accompanying notes to financial statements.

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Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$16,351,856	$20,949,090
Net realized gain (loss)	132,243,998	149,075,399
Net change in unrealized appreciation (depreciation)	102,386,003	130,502,569

Increase (decrease) in net assets from operations	250,981,857	300,527,058

From Distributions to Shareholders
Class A	(70,294,881)	(75,329,100)
Class B	(101,698,683)	(116,313,447)

Total distributions	(171,993,564)	(191,642,547)

Increase (decrease) in net assets from capital share transactions	80,404,723	48,624,734

Total increase (decrease) in net assets	159,393,016	157,509,245

Net Assets
Beginning of period	1,870,643,475	1,713,134,230

End of period	$2,030,036,491	$1,870,643,475

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	539,615	$7,636,988	1,078,005	$12,211,340
Reinvestments	5,093,832	70,294,881	7,271,149	75,329,100
Redemptions	(2,230,841)	(31,940,422)	(4,738,290)	(55,311,610)

Net increase (decrease)	3,402,606	$45,991,447	3,610,864	$32,228,830

Class B
Sales	2,158,993	$30,749,496	4,097,603	$45,753,818
Reinvestments	7,407,042	101,698,683	11,270,683	116,313,447
Redemptions	(6,910,619)	(98,034,903)	(12,545,034)	(145,671,361)

Net increase (decrease)	2,655,416	$34,413,276	2,823,252	$16,395,904

Increase (decrease) derived from capital shares transactions		$80,404,723		$48,624,734

See accompanying notes to financial statements.

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Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.36		$12.82	$11.45	$13.32	$11.62	$12.60

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.13		0.17	0.15	0.17	0.15	0.15
Net realized and unrealized gain (loss)	1.71		1.86	2.85	(1.38)	2.45	0.83

Total income (loss) from investment operations	1.84		2.03	3.00	(1.21)	2.60	0.98

Less Distributions
Distributions from net investment income	(0.20)		(0.17)	(0.24)	(0.17)	(0.19)	(0.32)
Distributions from net realized capital gains	(1.10)		(1.32)	(1.39)	(0.49)	(0.71)	(1.64)

Total distributions	(1.30)		(1.49)	(1.63)	(0.66)	(0.90)	(1.96)

Net Asset Value, End of Period	$13.90		$13.36	$12.82	$11.45	$13.32	$11.62

Total Return (%) (b)	13.84	(c)	19.23	27.79	(9.80)	23.21	9.19

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.08	(e)	0.09	0.09	0.08	0.08	0.08
Ratio of net investment income (loss) to average net assets (%) (f)	0.87	(e)(g)	1.44	1.21	1.26	1.18	1.27
Portfolio turnover rate (%)	7	(c)	13	13	12	8	11
Net assets, end of period (in millions)	$821.0		$743.9	$667.5	$563.0	$672.4	$590.2

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.28		$12.75	$11.39	$13.26	$11.57	$12.54

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.11		0.14	0.12	0.13	0.11	0.12
Net realized and unrealized gain (loss)	1.70		1.85	2.83	(1.37)	2.45	0.84

Total income (loss) from investment operations	1.81		1.99	2.95	(1.24)	2.56	0.96

Less Distributions
Distributions from net investment income	(0.17)		(0.14)	(0.20)	(0.14)	(0.16)	(0.29)
Distributions from net realized capital gains	(1.10)		(1.32)	(1.39)	(0.49)	(0.71)	(1.64)

Total distributions	(1.27)		(1.46)	(1.59)	(0.63)	(0.87)	(1.93)

Net Asset Value, End of Period	$13.82		$13.28	$12.75	$11.39	$13.26	$11.57

Total Return (%) (b)	13.68	(c)	18.91	27.48	(10.06)	22.93	8.98

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.33	(e)	0.34	0.34	0.33	0.33	0.33
Ratio of net investment income (loss) to average net assets (%) (f)	0.61	(e)(g)	1.22	0.96	1.01	0.93	1.03
Portfolio turnover rate (%)	7	(c)	13	13	12	8	11
Net assets, end of period (in millions)	$1,209.1		$1,126.8	$1,045.6	$915.7	$1,136.1	$1,026.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(g)	The income earned by the Asset Allocation Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Asset Allocation Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Asset Allocation Portfolio. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Asset Allocation Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$168,161,107	$0	$134,951,558

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Asset Allocation Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

Under the terms of the Asset Allocation Portfolio’s Management Agreement, the Asset Allocation Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Asset Allocation Portfolio’s average daily net assets as follows:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$673,085	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fee paid to the Adviser, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2021 were as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2021
Baillie Gifford International Stock Portfolio (Class A)	$80,551,975	$12,738,304	$(2,281,362)	$1,145,927	$(5,648,890)	$86,505,954
BlackRock Capital Appreciation Portfolio (Class A)	69,905,259	10,244,165	(718,878)	251,304	(835,535)	78,846,315
Brighthouse Small Cap Value Portfolio (Class A)	57,174,743	644,867	(9,955,056)	(49,980)	12,596,256	60,410,830
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	38,873,623	16,112,030	(3,482,926)	1,131,298	1,306,921	53,940,946
Brighthouse/Artisan International Portfolio (Class A)	72,492,755	6,454,297	(37,212)	9,675	3,565,653	82,485,168
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	19,115,794	473,204	(7,866,304)	1,442,240	1,873,749	15,038,683
Brighthouse/Dimensional International Small Company Portfolio (Class A)	95,379,988	6,810,759	(5,673,874)	(107,872)	4,564,028	100,973,029
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	99,855,359	9,287,571	(10,270,148)	(301,610)	4,903,201	103,474,373
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	70,582,920	8,227,429	(2,448,296)	741,499	943,152	78,046,704
Clarion Global Real Estate Portfolio (Class A)	54,346,642	2,369,847	(3,099,193)	168,521	7,815,433	61,601,250
Frontier Mid Cap Growth Portfolio (Class A)	18,994,342	2,635,911	(602,771)	172,092	(841,556)	20,358,018
Harris Oakmark International Portfolio (Class A)	105,483,415	1,092,489	(6,698,456)	(825,003)	13,837,263	112,889,708
Invesco Comstock Portfolio (Class A)	112,677,534	2,426,546	(20,555,283)	5,160,830	18,574,467	118,284,094
Invesco Global Equity Portfolio (Class A)	47,644,340	2,142,587	(1,343,505)	482,825	2,955,202	51,881,449
Invesco Small Cap Growth Portfolio (Class A)	34,888,948	6,291,553	(2,918,576)	562,495	(3,529,310)	35,295,110
Jennison Growth Portfolio (Class A)	108,045,907	24,080,200	(2,518,704)	793,134	(13,893,072)	116,507,465
JPMorgan Small Cap Value Portfolio (Class A)	39,228,420	1,509,753	(7,903,197)	1,208,509	7,780,819	41,824,304
Loomis Sayles Growth Portfolio (Class A)	113,460,537	4,954,889	(389,859)	122,782	11,521,362	129,669,711
Loomis Sayles Small Cap Growth Portfolio (Class A)	52,724,516	5,282,734	(3,507,831)	922,075	(1,980,710)	53,440,784
MFS Research International Portfolio (Class A)	56,171,599	6,140,076	(163,652)	33,979	1,433,552	63,615,554
MFS Value Portfolio (Class A)	116,708,009	4,290,442	(6,684,970)	870,160	13,305,983	128,489,624
Morgan Stanley Discovery Portfolio (Class A)	9,403,071	5,447,211	(1,185,990)	718,340	(4,156,212)	10,226,420
Neuberger Berman Genesis Portfolio (Class A)	21,877,998	1,523,321	(949,713)	415,223	(57,521)	22,809,308
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	36,933,850	5,345,273	(1,269,354)	260,704	2,826,840	44,097,313
T. Rowe Price Large Cap Growth Portfolio (Class A)	107,272,725	12,977,549	(2,584,129)	662,157	3,192,778	121,521,080
T. Rowe Price Large Cap Value Portfolio (Class A)	112,210,969	2,494,569	(14,948,233)	4,169,508	13,493,303	117,420,116
T. Rowe Price Mid Cap Growth Portfolio (Class A)	18,932,794	1,325,178	(5,306,639)	1,274,061	(870,076)	15,355,318
T. Rowe Price Small Cap Growth Portfolio (Class A)	33,170,636	3,679,683	(995,618)	266,723	(1,541,874)	34,579,550
VanEck Global Natural Resources Portfolio (Class A)	38,860,942	590,251	(5,169,398)	1,963,944	4,505,389	40,751,128
Victory Sycamore Mid Cap Value Portfolio (Class A)	9,414,546	393,642	(1,385,026)	230,114	1,483,534	10,136,810
Wells Capital Management Mid Cap Value Portfolio (Class A)	18,856,848	174,777	(2,037,405)	(57,113)	3,261,874	20,198,981

	$1,871,241,004	$168,161,107	$(134,951,558)	$23,838,541	$102,386,003	$2,030,675,097

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2021
Baillie Gifford International Stock Portfolio (Class A)	$8,140,033	$791,248	5,794,103
BlackRock Capital Appreciation Portfolio (Class A)	10,046,911	—	1,497,840
Brighthouse Small Cap Value Portfolio (Class A)	26,458	605,218	3,339,460
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	201,455	3,622,629
Brighthouse/Artisan International Portfolio (Class A)	464,019	446,172	6,029,618
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	312,540	137,212	54,870
Brighthouse/Dimensional International Small Company Portfolio (Class A)	5,069,990	1,740,769	7,767,156
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	5,245,508	1,436,529	2,904,136
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	7,559,397	665,003	4,470,029
Clarion Global Real Estate Portfolio (Class A)	—	1,871,880	4,677,392
Frontier Mid Cap Growth Portfolio (Class A)	2,621,093	—	483,563
Harris Oakmark International Portfolio (Class A)	—	923,336	7,451,466
Invesco Comstock Portfolio (Class A)	—	2,426,545	7,587,177
Invesco Global Equity Portfolio (Class A)	2,061,053	65,002	1,644,941
Invesco Small Cap Growth Portfolio (Class A)	5,972,057	—	2,040,180
Jennison Growth Portfolio (Class A)	23,656,863	—	5,962,511

BHFTI-12

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2021
JPMorgan Small Cap Value Portfolio (Class A)	$1,032,989	$476,764	2,162,580
Loomis Sayles Growth Portfolio (Class A)	3,858,382	253,009	8,150,202
Loomis Sayles Small Cap Growth Portfolio (Class A)	4,801,583	—	3,369,532
MFS Research International Portfolio (Class A)	2,228,449	725,838	4,457,993
MFS Value Portfolio (Class A)	1,303,869	1,984,460	7,346,462
Morgan Stanley Discovery Portfolio (Class A)	4,486,599	—	378,056
Neuberger Berman Genesis Portfolio (Class A)	1,458,675	17,480	937,112
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	648,087	3,510,933
T. Rowe Price Large Cap Growth Portfolio (Class A)	12,778,056	—	4,101,285
T. Rowe Price Large Cap Value Portfolio (Class A)	131,293	2,363,276	3,527,189
T. Rowe Price Mid Cap Growth Portfolio (Class A)	1,323,287	—	1,227,443
T. Rowe Price Small Cap Growth Portfolio (Class A)	3,561,776	11,928	1,336,150
VanEck Global Natural Resources Portfolio (Class A)	—	486,875	3,373,438
Victory Sycamore Mid Cap Value Portfolio (Class A)	264,577	128,819	450,926
Wells Capital Management Mid Cap Value Portfolio (Class A)	—	173,476	1,398,821

	$108,405,457	$18,580,381

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$1,665,392,769

Gross unrealized appreciation	370,898,719
Gross unrealized depreciation	(5,616,391)

Net unrealized appreciation (depreciation)	$365,282,328

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$20,285,917	$26,288,557	$171,356,630	$171,929,307	$191,642,547	$198,217,864

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$23,648,271	$147,859,137	$262,896,325	$—	$434,403,733

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Managed by Brighthouse Investment Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class B shares of the Brighthouse Balanced Plus Portfolio returned 5.04%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 7.26%.

MARKET ENVIRONMENT / CONDITIONS

Continued growth momentum, advancing vaccination campaigns, and the reopening of some developed nations bolstered market optimism over the period, while U.S. inflation hit its highest level in decades. President Biden’s $1.9 trillion stimulus package and the bipartisan announcement of an agreement on a $1.2 trillion infrastructure plan also bolstered the strong growth outlook for the U.S. economy.

Global economic data continued to improve across most regions. Within developed countries, particularly the U.S., U.K., and Canada, consumer sentiment rose further and an uptick in demand helped drive a resurgence in COVID-19 sensitive sectors along with greater hiring needs. Vaccinations continued to advance globally and case counts generally moved lower, although the spread of a new variant with higher infectiousness underscored a key risk for the economic recovery—particularly in countries where vaccination rates remained low.

Inflation ticked up globally, while U.S. inflation in particular experienced a faster-than-expected acceleration over the quarter, driven mainly by higher prices of used autos and COVID-19 sensitive services. Although the Federal Reserve (the “Fed”) continued to emphasize the transitory nature of inflation, it also surprised markets by releasing an updated Summary of Economic Projections in which the they anticipated two rate hikes in 2023, in contrast to the prior projection that indicated no hikes in 2023.

Over the second quarter, developed sovereign yields broadly fell and curves flattened (short and long dated yields moved closer to each other) despite lingering inflation concerns. In the U.S., front-end yields rose in response to the Fed’s more hawkish tone, while the 10-year Treasury yield fell 27 basis points to 1.47%, its lowest level since early March 2021. Meanwhile, global equities rallied, with the S&P 500 Index rising 8.5%, as strong momentum in economic growth data, along with a positive earnings outlook, supported risk sentiment. Credit spreads continued to tighten, with investment grade credit spreads reaching their tightest level in 14 years, and commodity prices continued to rally.

TOTAL PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Balanced Plus Portfolio is composed of two sleeves. Approximately 70% of the Portfolio’s assets were invested in a variety of underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to achieve and maintain a broad asset allocation of approximately 40% to fixed income and 30% to equities. These assets (the “Base Sleeve”) were managed by the Investment Committee of Brighthouse Investment Advisers, LLC. The remaining 30% of the assets (the “Overlay Sleeve”) were designed to keep the Portfolio’s overall volatility level within the desired range by dynamically changing its total equity exposure in response to measures of implied equity market volatility. To gain and actively manage this equity exposure, the Overlay Sleeve’s subadviser, Pacific Investment Management Company LLC, invested in equity index derivative instruments and various fixed income instruments that served as collateral for the equity derivative exposures. Since the Overlay Sleeve constitutes a substantial percent of the Portfolio’s allocation, overlay sleeve performance may significantly impact total Portfolio return in any given period. The Portfolio ended the period with approximately 62% exposure to equities and 43% exposure to fixed income.

BASE SLEEVE REVIEW

The Base Sleeve Portfolio outperformed its benchmark over the period. Performance was driven by outperformance of the underlying fixed income and international equity portfolios.

The underlying fixed income portfolios added to relative performance during the first half of 2021. The largest contributor was the Western Asset Management Strategic Bond Opportunities Portfolio, which outperformed its benchmark by 3.1%. The most impactful contributors to performance were the portfolio’s exposures to high yield bonds, bank loans, and investment grade corporate credit bonds as spreads tightened over the period. Another strong outperformer was the Brighthouse/Templeton International Bond Portfolio, which outperformed its benchmark by 3.1%. The portfolio’s targeted duration underweight to Europe, an overweight duration to Argentina, and a currency underweight to the euro bolstered relative performance. The worst relative performer was the Brighthouse/Eaton Vance Floating Rate Portfolio, which underperformed its benchmark by 0.9%. The portfolio’s underexposure to CCC-rated (below investment grade) loans was a meaningful detractor over the period, as was unfavorable loan selection to the electronics/electrical, oil & gas, and business equipment and services industries. An underweight allocation to the air transport industry weighed negatively on results.

U.S. equity portfolios underperformed during the period. Within the Portfolio’s large cap portfolios, the largest relative detractor was the Brighthouse/Wellington Core Equity Opportunities Portfolio, which underperformed its benchmark by 4.0%. Portfolio results were hampered by negative security selection within Health Care, Materials, and Consumer Staples sectors as well as an underweight to Communication Services and Energy and an overweight to Consumer Staples. Another detractor was the Jennison Growth Portfolio, which underperformed its benchmark by 3.2%. The portfolio’s security selection within the Communication Services sector was the largest detractor, followed by weak selection within the Industrials sector. Invesco Comstock Portfolio, on the other hand, outperformed its benchmark by 6.9%. The biggest drivers of outperformance were both security selection and overweight positions in the Energy and Financials sectors. In the mid cap portfolios, the Morgan Stanley

BHFTI-1

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Managed by Brighthouse Investment Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

Discovery Portfolio underperformed its benchmark by 1.7%. Negative security selection across several sectors, which included Information Technology, Consumer Discretionary, Health Care, Industrials, Real Estate and Financials weighed on relative results. Another relative underperformer was the Wells Capital Management Mid Cap Value Portfolio, which lagged its benchmark by 1.2%. Security selection in Financials and Materials, as well as an overweight to Consumer Staples and underweight to the Energy sector detracted from returns. The small cap portfolios also underperformed, led by the Neuberger Berman Genesis Portfolio, which underperformed its benchmark by 18.2%. Portfolio results were negatively impacted from its heavy tilt towards growth stocks, which significantly underperformed value stocks during the period. Security selection within the Information Technology, Health Care, and Industrials sectors were primary detractors over the period. An underweight to the Energy sector and an overweight to the software industry further pressured results. Another relative underperformer was the T. Rowe Price Small Cap Growth Portfolio, which underperformed its benchmark by 7.2%. Security selection within the Consumer Discretionary sector was the biggest detractor. Additional areas of weakness were security selection within the Health Care and Industrials sectors.

The non-U.S. equity portfolios were overall a contributor to relative performance for the first six months of the year. The best relative performance came from the Harris Oakmark International Portfolio, which outperformed its benchmark by 4.7% for the period. Drivers of outperformance were security selection within the Communication Services, Consumer Discretionary, Industrials and Materials sectors. An overweight to the Financials and an underweight to the Utilities sectors aided results. At the country level, security selection in the United Kingdom and underweight Japan were leading contributors. The Brighthouse/Dimensional International Small Company Portfolio outperformed its benchmark by 2.1%. The portfolio’s underweight to relatively lower profitability and higher priced stocks, and an overweight to smaller cap stocks were beneficial to relative performance during the period. Conversely, the Baillie Gifford International Stock Portfolio underperformed its benchmark by 3.6%. The drivers of relative underperformance stemmed from negative security selection within the Financials and Consumer Discretionary sectors. Within emerging market equities, the SSGA Emerging Markets Enhanced Index Portfolio outperformed its benchmark by 2.5%. At the sector level, security selection within the Information Technology and Consumer Discretionary sectors were the largest contributors on a relative basis. At the country level, security selection in China and India were leading performance contributors during the period.

OVERLAY SLEEVE REVIEW

Although sentiment generally steadied over the period, the Portfolio dynamically adjusted its equity exposure in response to spikes in volatility. The Portfolio entered the period underweight equity as the Chicago Board Options Exchange Volatility Index (the “VIX”) remained elevated after a volatile market environment in 2020. The Portfolio generally increased equity exposure in response to stabilizing sentiment throughout 2021 but quickly de-risked in late January and early February in response to the uptick in volatility driven by threats to growth posed by the ongoing health crisis and again in early March and late May due to spikes in the VIX. The Portfolio ended the period modestly overweight as volatility steadied amid the continued economic and public health recovery. Overall, the equity portion of the overlay sleeve underperformed relative to the S&P 500 Index as equity markets continued to rally throughout the period.

The Portfolio’s fixed income allocations were positive relative to the benchmark. An underweight to U.S. duration and U.S. yield curve positioning contributed to performance as U.S. yields broadly rose over the period. Within a diversified set of spread sectors, an allocation to investment-grade corporate credit, exposure to agency mortgage-backed securities, and treasury inflation-protected securities contributed to performance as spreads tightened and inflation expectations increased.

In regards to Portfolio positioning, equity exposure in the overlay sleeve ended the period moderately overweight. The Portfolio’s fixed-income exposure ended the period underweight duration relative to the benchmark and held positions in corporate, agency, mortgages, and municipal bonds to diversify and enhance the return potential.

Derivatives were used in the Portfolio and are instrumental in attaining specific exposures and to gain from anticipated market developments. The Portfolio’s duration positioning was partly facilitated through the use of U.S. Treasury futures. The Portfolio’s equity exposure was obtained via the use of e-mini S&P 500 futures contracts.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Managed by Brighthouse Investment Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

Currency exposure was in part implemented through the use of currency forwards. The derivatives performed as expected over the period.

The Base Sleeve is managed by:

Investment Committee

Brighthouse Investment Advisers, LLC

The Overlay Sleeve is managed by:

David L. Braun

Yang Lu

Graham A. Rennison

Portfolio Managers

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

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Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
Brighthouse Balanced Plus Portfolio
Class B	5.04	18.44	10.32	8.62
Dow Jones Moderate Portfolio Index	7.26	24.96	9.90	7.88

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	7.2
TCW Core Fixed Income Portfolio (Class A)	5.8
PIMCO Total Return Portfolio (Class A)	5.4
JPMorgan Core Bond Portfolio (Class A)	4.2
Harris Oakmark International Portfolio (Class A)	3.7
U.S. Treasury Notes	3.7
Western Asset Management U.S. Government Portfolio (Class A)	3.4
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	3.3
Baillie Gifford International Stock Portfolio (Class A)	2.7
MFS Research International Portfolio (Class A)	2.6

Exposure by Asset Class

% of Net Assets
U.S. Large Cap Equities	34.7
Investment Grade Fixed Income	31.8
International Developed Market Equities	12.4
High Yield Fixed Income	5.8
U.S. Mid Cap Equities	5.5
U.S. Small Cap Equities	4.9
Global Equities	2.4
Emerging Market Equities	1.9
International Fixed Income	1.3
Real Estate Equities	0.9

BHFTI-4

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Balanced Plus Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class B (a) (b)	Actual	0.90%	$1,000.00	$1,050.40	$4.58
	Hypothetical*	0.90%	$1,000.00	$1,020.33	$4.51

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.
(b)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Mutual Funds—69.3% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—69.3%
AB International Bond Portfolio (Class A) (a)	14,527,170	$152,390,008
Baillie Gifford International Stock Portfolio (Class A) (b)	22,109,640	330,096,924
BlackRock Bond Income Portfolio (Class A) (b)	8,065,071	870,140,512
BlackRock Capital Appreciation Portfolio (Class A) (b)	519,602	27,351,823
BlackRock High Yield Portfolio (Class A) (a)	15,438,584	122,736,743
Brighthouse Small Cap Value Portfolio (Class A) (a)	8,020,209	145,085,576
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (a)	8,017,906	119,386,625
Brighthouse/Artisan International Portfolio (Class A) (a)	17,829,220	243,903,734
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	652,715	178,896,157
Brighthouse/Dimensional International Small Company Portfolio (Class A) (b)	12,830,820	166,800,662
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	18,495,233	181,993,094
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (a)	32,258,443	300,648,688
Brighthouse/Templeton International Bond Portfolio (Class A) (a) (c)	19,406,858	156,613,343
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	1,336,894	47,633,527
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	3,158,465	55,146,794
Clarion Global Real Estate Portfolio (Class A) (a)	8,220,734	108,267,069
Frontier Mid Cap Growth Portfolio (Class A) (b)	3,829,426	161,218,825
Harris Oakmark International Portfolio (Class A) (a)	29,840,872	452,089,205
Invesco Comstock Portfolio (Class A) (a)	835,246	13,021,486
Invesco Global Equity Portfolio (Class A) (a)	3,948,790	124,544,823
Invesco Small Cap Growth Portfolio (Class A) (a)	6,208,278	107,403,209
Jennison Growth Portfolio (Class A) (b)	2,034,583	39,755,752
JPMorgan Core Bond Portfolio (Class A) (a)	49,304,143	512,763,087
JPMorgan Small Cap Value Portfolio (Class A) (a)	5,393,423	104,308,794
Loomis Sayles Growth Portfolio (Class A) (a)	1,938,174	30,836,351
MFS Research International Portfolio (Class A) (a)	21,865,921	312,026,697
MFS Value Portfolio (Class A) (b)	2,204,517	38,557,005
Morgan Stanley Discovery Portfolio (Class A) (a)	2,262,649	61,204,661
Neuberger Berman Genesis Portfolio (Class A) (b)	3,506,853	85,356,797
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	22,263,083	243,558,131
PIMCO Total Return Portfolio (Class A) (a)	56,772,325	660,262,136
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a)	8,551,941	107,412,377
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	897,601	29,881,125
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	7,374,988	92,261,098
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	5,792,261	149,903,713
TCW Core Fixed Income Portfolio (Class A) (a)	68,201,329	701,109,661
VanEck Global Natural Resources Portfolio (Class A) (b)	13,947,645	168,487,553
Wells Capital Management Mid Cap Value Portfolio (Class A) (a)	12,287,899	177,437,258
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	29,784,741	403,881,090
Western Asset Management U.S. Government Portfolio (Class A) (b)	35,848,624	417,994,952

Total Mutual Funds (Cost $7,656,143,194)		8,402,367,065

U.S. Treasury & Government Agencies—28.3%
Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—1.7%
Fannie Mae 30 Yr. Pool
4.000%, 08/01/47	43,021	45,973
4.000%, 06/01/48	182,113	194,409
4.000%, 11/01/48	11,429	12,149
4.000%, 03/01/49	2,014,472	2,141,229
4.000%, 08/01/49	272,899	290,824
4.000%, 03/01/50	47,942,172	50,977,226
4.000%, 07/01/50	8,551,871	9,089,981
Fannie Mae Pool
2.920%, 03/01/35	2,950,000	3,223,695
3.180%, 07/01/35	2,620,375	2,934,259
Freddie Mac 30 Yr. Pool
4.000%, 05/01/48	10,227	10,913
4.000%, 03/01/50	169,603	180,655
4.000%, 05/01/50	161,647	172,550
Freddie Mac Multifamily Structured Pass-Through Certificates 3.176%, 11/25/28	5,097,997	5,594,157
Ginnie Mae II 30 Yr. Pool 4.000%, TBA (d)	110,000,000	116,157,422
Uniform Mortgage-Backed Securities 30 Yr. Pool 4.000%, TBA (d)	16,000,000	17,051,250

		208,076,692

Federal Agencies—0.3%
Resolution Funding Corp. Principal Strip Zero Coupon, 04/15/30	19,500,000	16,866,428
Tennessee Valley Authority
2.875%, 02/01/27	1,700,000	1,867,479
4.250%, 09/15/65	10,000,000	14,026,260

		32,760,167

U.S. Treasury—26.3%
U.S. Treasury Bonds
1.375%, 11/15/40	48,000,000	43,117,500
1.375%, 08/15/50	367,400,000	309,721,069
1.625%, 11/15/50	154,500,000	138,760,312
1.875%, 02/15/41	32,200,000	31,520,781
1.875%, 02/15/51	173,000,000	165,106,875
2.250%, 05/15/41	75,000,000	78,035,156
2.375%, 05/15/51	5,000,000	5,338,281
2.750%, 11/15/42	196,000,000	220,706,719
2.875%, 05/15/43	126,000,000	144,909,843
2.875%, 08/15/45	27,300,000	31,559,226
2.875%, 11/15/46	114,100,000	132,427,313
3.000%, 11/15/44	96,000,000	113,017,500
3.000%, 02/15/47	36,400,000	43,242,063
3.000%, 02/15/49	143,700,000	172,041,457
3.125%, 02/15/43	89,700,000	107,177,484
3.375%, 05/15/44	99,895,000	124,560,480
U.S. Treasury Notes
0.250%, 09/30/25 (e)	40,000,000	39,157,812
0.375%, 12/31/25 (e)	50,000,000	49,052,735
0.375%, 01/31/26 (e)	14,400,000	14,111,438
0.375%, 09/30/27	125,000,000	119,414,063
0.500%, 02/28/26	21,100,000	20,780,203
0.625%, 08/15/30	23,000,000	21,427,734

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
0.750%, 03/31/26	36,100,000	$35,937,832
0.750%, 05/31/26	300,000,000	298,289,064
0.875%, 11/15/30	42,700,000	40,605,031
1.125%, 02/29/28	20,500,000	20,439,141
1.125%, 02/15/31	75,700,000	73,488,141
1.250%, 04/30/28	49,000,000	49,153,125
1.500%, 11/30/24 (e)	100,000,000	103,183,594
2.750%, 08/31/23	422,000,000	444,468,204

		3,190,750,176

Total U.S. Treasury & Government Agencies (Cost $3,319,581,968)		3,431,587,035

Corporate Bonds & Notes—1.6%

Banks—1.5%
Bank of America Corp. 3.419%, 3M LIBOR + 1.040%, 12/20/28 (f)	20,000,000	21,782,188
Bank of New York Mellon Corp. (The) 3.555%, 3M LIBOR + 3.420%, 09/20/21 (f)	6,800,000	6,849,300
Citigroup, Inc. 3.887%, 3M LIBOR + 1.563%, 01/10/28 (f)	20,000,000	22,258,917
Cooperative Rabobank UA 4.375%, 08/04/25	5,000,000	5,582,945
Goldman Sachs Group, Inc. (The)
3.691%, 3M LIBOR + 1.510%, 06/05/28 (f)	10,000,000	11,041,085
3.750%, 02/25/26	19,500,000	21,572,693
HSBC Holdings plc
4.300%, 03/08/26	20,000,000	22,558,737
5.250%, 03/14/44	3,000,000	3,887,877
JPMorgan Chase & Co.
3.540%, 3M LIBOR + 1.380%, 05/01/28 (f)	10,000,000	10,994,648
4.000%, SOFR + 2.745%, 04/01/25 (f)	8,000,000	8,105,600
6.125%, 3M LIBOR + 3.330%, 04/30/24 (f)	3,000,000	3,251,250
Mizuho Financial Group, Inc. 4.254%, 3M LIBOR + 1.270%, 09/11/29 (f)	5,000,000	5,766,556
Morgan Stanley 3.591%, 3M LIBOR + 1.340%, 07/22/28 (f)	20,000,000	22,155,029
Wells Fargo & Co. 5.900%, 3M LIBOR + 3.110%, 06/15/24 (f)	8,600,000	9,266,500

		175,073,325

Insurance—0.1%
MassMutual Global Funding II 2.500%, 10/17/22 (144A)	4,000,000	4,112,769

Telecommunications—0.0%
AT&T, Inc.
3.500%, 09/15/53 (144A)	2,045,000	2,054,551
3.800%, 12/01/57 (144A)	1,556,000	1,621,169

		3,675,720

Transportation—0.0%
Vessel Management Services, Inc. 3.432%, 08/15/36	2,526,000	2,784,381

Total Corporate Bonds & Notes (Cost $138,169,701)		185,646,195

Municipals—0.0%
Security Description	Principal Amount*	Value
Los Angeles Community College District, Build America Bond 6.750%, 08/01/49	400,000	679,111
Port Authority of New York & New Jersey 4.458%, 10/01/62	1,845,000	2,420,501

Total Municipals (Cost $2,512,921)		3,099,612

Short-Term Investments—2.7%

Repurchase Agreements—2.1%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/21 at 0.040%, due on 07/02/21 with a maturity value of $109,000,242; collateralized by U.S. Treasury Notes with rates ranging from 0.125% - 0.500%, maturity dates ranging from 01/31/23 - 08/31/27, and an aggregate market value of $111,021,606.	109,000,000	109,000,000
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $2,052,106; collateralized by U.S. Treasury Note at 0.625%, maturing 01/15/24, with a market value of $2,093,150.	2,052,106	2,052,106
Goldman Sachs & Co. LLC Repurchase Agreement dated 06/30/21 at 0.030%, due on 07/01/21 with a maturity value of $58,500,049; collateralized by U.S. Government Agency Obligations at 2.500%, maturing 07/01/51, with a market value of $61,298,970.	58,500,000	58,500,000
JPMorgan Securities, LLC Repurchase Agreement dated 06/30/21 at 0.030%, due on 07/01/21 with a maturity value of $ 81,700,068; collateralized by U.S. Treasury Note at 0.125%, maturing 10/31/22, with a market value of $83,337,949.	81,700,000	81,700,000

		251,252,106

U.S. Treasury—0.6%
U.S. Treasury Bills
0.011%, 08/17/21 (e) (g)	5,300,000	5,299,680
0.043%, 09/23/21 (g)	12,300,000	12,298,565
U.S. Treasury Cash Management Bills
0.012%, 09/14/21 (e) (g)	30,100,000	30,097,178
0.023%, 09/28/21 (e) (g)	17,400,000	17,398,279
0.028%, 10/05/21 (g)	10,300,000	10,298,764

		75,392,466

Total Short-Term Investments (Cost $326,648,347)		326,644,572

Total Investments—101.9% (Cost $11,443,056,131)		12,349,344,479
Other assets and liabilities (net)—(1.9)%		(228,456,818)

Net Assets—100.0%		$12,120,887,661

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

(c)	Non-income producing security.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2021, the market value of securities pledged was $208,290,360.
(f)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(g)	The rate shown represents current yield to maturity.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2021, the market value of 144A securities was $7,788,489, which is 0.1% of net assets.

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation
JPY	20,900,000	BBP	07/02/21	USD	191,093	$2,965
JPY	20,900,000	BBP	08/03/21	USD	188,352	176

Net Unrealized Appreciation						$3,141

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini Futures	09/17/21	18,320	USD	3,928,357,600	$51,465,376

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc

Currencies

(JPY)—	Japanese Yen
(USD)—	United States Dollar

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Mutual Funds*	$8,402,367,065	$—	$—	$8,402,367,065
Total U.S. Treasury & Government Agencies*	—	3,431,587,035	—	3,431,587,035
Total Corporate Bonds & Notes*	—	185,646,195	—	185,646,195
Total Municipals*	—	3,099,612	—	3,099,612
Total Short-Term Investments*	—	326,644,572	—	326,644,572
Total Investments	$8,402,367,065	$3,946,977,414	$—	$12,349,344,479

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$3,141	$—	$3,141
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$51,465,376	$—	$—	$51,465,376

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a)	$3,946,977,414
Affiliated investments at value (b)	8,402,367,065
Cash	93,750
Cash denominated in foreign currencies (c)	414,778
Cash collateral for futures contracts	120,000
Unrealized appreciation on forward foreign currency exchange contracts	3,141
Receivable for:
Affiliated investments sold	304,827
TBA securities sold	66,882,828
Fund shares sold	21,605
Interest	16,935,652
Variation margin on futures contracts	9,355,824

Total Assets	12,443,476,884
Liabilities
Payables for:
Investments purchased	109,000,177
TBA securities purchased	201,033,563
Fund shares redeemed	7,283,241
Accrued Expenses:
Management fees	2,339,836
Distribution and service fees	2,486,087
Deferred trustees’ fees	168,639
Other expenses	277,680

Total Liabilities	322,589,223

Net Assets	$12,120,887,661

Net Assets Consist of:
Paid in surplus	$10,449,101,737
Distributable earnings (Accumulated losses)	1,671,785,924

Net Assets	$12,120,887,661

Net Assets
Class B	$12,120,887,661
Capital Shares Outstanding*
Class B	1,033,244,319
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.73

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $3,786,912,937.
(b)	Identified cost of affiliated investments was $7,656,143,194.
(c)	Identified cost of cash denominated in foreign currencies was $387,036.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends from affiliated investments	$137,987,975
Interest	31,253,265

Total investment income	169,241,240
Expenses
Management fees	14,036,277
Administration fees	73,426
Custodian and accounting fees	87,852
Distribution and service fees—Class B	14,951,189
Interest expense	215
Audit and tax services	28,623
Legal	23,046
Trustees’ fees and expenses	28,683
Shareholder reporting	28,708
Insurance	13,185
Miscellaneous	16,793

Total expenses	29,287,997
Less management fee waiver	(256,213)

Net expenses	29,031,784

Net Investment Income	140,209,456

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	31,589,637
Affiliated investments	88,448,467
Futures contracts	343,263,736
Foreign currency transactions	1,038
Forward foreign currency transactions	9,195
Capital gain distributions from affiliated investments	255,809,069

Net realized gain (loss)	719,121,142

Net change in unrealized appreciation (depreciation) on:
Investments	(213,741,136)
Affiliated investments	(37,437,247)
Futures contracts	(9,524,391)
Foreign currency transactions	1,434
Forward foreign currency transactions	4,600

Net change in unrealized appreciation (depreciation)	(260,696,740)

Net realized and unrealized gain (loss)	458,424,402

Net Increase (Decrease) in Net Assets From Operations	$598,633,858

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$140,209,456	$253,593,290
Net realized gain (loss)	719,121,142	455,455,449
Net change in unrealized appreciation (depreciation)	(260,696,740)	656,167,260

Increase (decrease) in net assets from operations	598,633,858	1,365,215,999

From Distributions to Shareholders
Class B	(684,632,613)	(1,398,596,814)

Total distributions	(684,632,613)	(1,398,596,814)

Increase (decrease) in net assets from capital share transactions	44,301,753	181,467,500

Total increase (decrease) in net assets	(41,697,002)	148,086,685

Net Assets
Beginning of period	12,162,584,663	12,014,497,978

End of period	$12,120,887,661	$12,162,584,663

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class B
Sales	3,074,494	$36,722,338	11,562,650	$129,699,622
Reinvestments	58,969,218	684,632,613	134,222,343	1,398,596,814
Redemptions	(56,249,626)	(677,053,198)	(118,329,265)	(1,346,828,936)

Net increase (decrease)	5,794,086	$44,301,753	27,455,728	$181,467,500

Increase (decrease) derived from capital shares transactions		$44,301,753		$181,467,500

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.84		$12.01	$9.92	$11.91	$10.76	$10.34

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.14		0.25	0.24	0.20	0.18	0.16
Net realized and unrealized gain (loss)	0.45		1.06	2.08	(0.98)	1.73	0.69

Total income (loss) from investment operations	0.59		1.31	2.32	(0.78)	1.91	0.85

Less Distributions
Distributions from net investment income	(0.28)		(0.29)	(0.23)	(0.20)	(0.18)	(0.31)
Distributions from net realized capital gains	(0.42)		(1.19)	0.00	(1.01)	(0.58)	(0.12)

Total distributions	(0.70)		(1.48)	(0.23)	(1.21)	(0.76)	(0.43)

Net Asset Value, End of Period	$11.73		$11.84	$12.01	$9.92	$11.91	$10.76

Total Return (%) (b)	5.04	(c)	12.52	23.57	(7.36)	18.33	8.36

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.49	(e)	0.50	0.50	0.50	0.50	0.50
Gross ratio of expenses to average net assets excluding interest expense (%) (d)	0.49	(e)	0.49	0.50	0.49	0.50	0.50
Net ratio of expenses to average net assets (%) (d) (f)	0.49	(e)	0.49	0.49	0.49	0.50	0.49
Net ratio of expenses to average net assets excluding interest expense (%) (d) (f)	0.49	(e)	0.49	0.49	0.49	0.49	0.49
Ratio of net investment income (loss) to average net assets (%) (g) (i)	1.18	(e)	2.19	2.18	1.79	1.54	1.51
Portfolio turnover rate (%)	34	(c)(h)	76 (h)	76 (h)	54 (h)	32 (h)	17
Net assets, end of period (in millions)	$12,120.9		$12,162.6	$12,014.5	$10,787.0	$12,467.1	$10,965.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(h)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 13%, 24%, 15%, 24% and 8% for the six months ended June 30, 2021 and for the years ended December 31, 2020, 2019, 2018 and 2017, respectively.
(i)	The income earned by the Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Balanced Plus Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 70% of its assets (the “Base Portion”) in other Portfolios of the Trust or of Brighthouse Funds Trust II (“Underlying Portfolios”) and approximately 30% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for derivative instruments, primarily stock index futures.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses for such Underlying Portfolios.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded over-the-counter (“OTC”) are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gains in the Statement of Operations. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying

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Notes to Financial Statements—June 30, 2021—(Continued)

securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $251,252,106, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its Custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities.

For the six months ended June 30, 2021, the Portfolio had an outstanding reverse repurchase agreement balance for 1 day. The average amount of borrowings was $9,417,375 and the annualized weighted average interest rate was (0.071)% during the 1 day period. There were no outstanding reverse repurchase agreements as of June 30, 2021.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the six months ended June 30, 2021, the Portfolio entered into secured borrowing transactions involving a U.S. Treasury security. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop,” is included in net investment income. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may also receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The cost of the secured borrowing transaction is recorded as interest expense over the term of the borrowing. The agreed-upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the six months ended June 30, 2021, the Portfolio had an outstanding secured borrowing transaction balance for 123 days. For the six months ended June 30, 2021, the Portfolio’s average amount of borrowings was $60,976,707 and the weighted average interest rate was (0.075)% during the 123 day period. There were no outstanding borrowings as of June 30, 2021.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange

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Notes to Financial Statements—June 30, 2021—(Continued)

contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity derivative instruments, consisting primarily of stock index futures, was used to increase or decrease the Portfolio’s overall equity exposure. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2021 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a) (b)	$51,465,376
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	3,141

		$51,468,517

(a)	Financial instrument not subject to a master netting agreement.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2021.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$3,141	$—	$—	$3,141

*	Net amount represents the net amount receivable from the counterparty in the event of default.
†	In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2021:

Statement of Operations Location — Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$9,195	$9,195
Futures contracts	(7,548,671)	350,812,407	—	343,263,736

	$(7,548,671)	$350,812,407	$9,195	$343,272,931

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Notes to Financial Statements—June 30, 2021—(Continued)

Statement of Operations Location — Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$4,600	$4,600
Futures contracts	(124,624)	(9,399,767)	—	(9,524,391)

	$(124,624)	$(9,399,767)	$4,600	$(9,519,791)

For the six months ended June 30, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$486,128
Futures contracts long	3,141,808,428

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the

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Notes to Financial Statements—June 30, 2021—(Continued)

agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

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Notes to Financial Statements—June 30, 2021—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$3,328,908,772	$726,285,508	$3,182,125,540	$946,590,230

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2021 were as follows:

Purchases	Sales
$2,341,714,477	$2,639,126,584

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is responsible for managing the Base Portion of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pacific Investment Management Company LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets of the Overlay Portion of the Portfolio.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by Brighthouse Investment Advisers (Overlay Portion managed by PIMCO) for the six months ended June 30, 2021	% per annum	Average Daily Net Assets of the Overlay Portion
$11,744,426	0.725%	First $250 million
	0.700%	$250 million to $750 million
	0.675%	$750 million to $1 billion
	0.650%	Over $1 billion

Management Fees earned by Brighthouse Investment Advisers (Base Portion managed by the Adviser) for the six months ended June 30, 2021	% per annum	Average Daily Net Assets of the Base Portion
$2,291,851	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays Brighthouse Investment Advisers a management fee through its investment in the Underlying Portfolios.

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Notes to Financial Statements—June 30, 2021—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Overlay Portion of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets of the Overlay Portion
0.050%	First $250 million
0.025%	$250 million to $750 million
0.025%	$2.5 billion to $5 billion
0.050%	Over $5 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2021 were as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation / (Depreciation)	Ending Value as of June 30, 2021
AB International Bond Portfolio (Class A)	$208,928,067	$3,538,099	(56,730,683)	$2,478,239	$(5,823,714)	$152,390,008
Baillie Gifford International Stock Portfolio (Class A)	335,763,817	41,580,395	(31,007,182)	13,042,642	(29,282,748)	330,096,924
BlackRock Bond Income Portfolio (Class A)	792,953,785	122,050,523	—	—	(44,863,796)	870,140,512
BlackRock Capital Appreciation Portfolio (Class A)	40,540,735	3,485,305	(17,502,169)	6,692,681	(5,864,729)	27,351,823
BlackRock High Yield Portfolio (Class A)	120,849,347	5,462,600	(3,182,172)	(40,792)	(352,240)	122,736,743
Brighthouse Small Cap Value Portfolio (Class A)	161,489,879	1,517,420	(51,610,273)	(59,301)	33,747,851	145,085,576
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	92,665,179	34,473,439	(13,488,066)	5,017,025	719,048	119,386,625

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Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Security Description	Market Value December 31, 2020	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation / (Depreciation)	Ending Value as of June 30, 2021
Brighthouse/Artisan International Portfolio	$254,483,176	$2,701,177	$(25,715,236)	$6,758,563	$5,676,054	$243,903,734
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	195,550,083	5,357,386	(51,866,793)	(238,443)	30,093,924	178,896,157
Brighthouse/Dimensional International Small Company Portfolio (Class A)	182,490,843	11,250,256	(35,917,665)	(4,017,598)	12,994,826	166,800,662
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	176,773,026	8,468,369	(1,455,016)	(37,343)	(1,755,942)	181,993,094
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	290,967,868	14,276,497	(466,428)	(18,674)	(4,110,575)	300,648,688
Brighthouse/Templeton International Bond Portfolio (Class A)	203,345,310	10,642,324	(51,632,057)	(22,392,569)	16,650,335	156,613,343
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	61,092,423	3,070,027	(19,975,525)	2,001,827	1,444,775	47,633,527
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	63,110,068	5,849,891	(16,107,105)	4,874,342	(2,580,402)	55,146,794
Clarion Global Real Estate Portfolio (Class A)	114,012,395	3,270,969	(24,747,786)	2,491,737	13,239,754	108,267,069
Frontier Mid Cap Growth Portfolio (Class A)	167,603,327	21,178,652	(22,707,223)	2,815,850	(7,671,781)	161,218,825
Harris Oakmark International Portfolio (Class A)	496,338,506	6,510,216	(107,183,423)	(9,699,224)	66,123,130	452,089,205
Invesco Comstock Portfolio (Class A)	27,258,902	266,765	(20,226,812)	2,875,404	2,847,227	13,021,486
Invesco Global Equity Portfolio (Class A)	131,097,599	5,148,134	(20,746,876)	5,889,068	3,156,898	124,544,823
Invesco Small Cap Growth Portfolio (Class A)	117,574,261	18,277,639	(19,747,835)	4,584,742	(13,285,598)	107,403,209
Jennison Growth Portfolio (Class A)	53,160,932	8,179,434	(17,228,659)	6,971,908	(11,327,863)	39,755,752
JPMorgan Core Bond Portfolio (Class A)	496,032,866	35,185,510	—	—	(18,455,289)	512,763,087
JPMorgan Small Cap Value Portfolio (Class A)	116,185,394	3,757,238	(40,971,562)	2,748,289	22,589,435	104,308,794
Loomis Sayles Growth Portfolio (Class A)	43,382,616	986,530	(17,618,493)	4,560,969	(475,271)	30,836,351
MFS Research International Portfolio (Class A)	318,437,537	15,983,619	(31,751,757)	10,676,703	(1,319,405)	312,026,697
MFS Value Portfolio (Class A)	52,861,576	985,969	(21,952,373)	2,441,158	4,220,675	38,557,005
Morgan Stanley Discovery Portfolio (Class A)	64,512,964	29,251,281	(11,836,209)	6,840,447	(27,563,822)	61,204,661
Neuberger Berman Genesis Portfolio (Class A)	89,950,857	5,535,305	(11,918,030)	5,987,562	(4,198,897)	85,356,797
PIMCO Inflation Protected Bond Portfolio (Class A)	235,144,081	7,525,877	(1,085,971)	(123,788)	2,097,932	243,558,131
PIMCO Total Return Portfolio (Class A)	639,899,651	67,793,539	—	—	(47,431,054)	660,262,136
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	89,419,998	21,115,954	(10,439,366)	1,989,705	5,326,086	107,412,377
T. Rowe Price Large Cap Value Portfolio (Class A)	45,174,979	634,461	(23,148,448)	2,185,139	5,034,994	29,881,125
T. Rowe Price Mid Cap Growth Portfolio (Class A)	127,742,983	7,971,395	(46,459,864)	8,268,754	(5,262,170)	92,261,098
T. Rowe Price Small Cap Growth Portfolio (Class A)	158,782,367	15,540,484	(19,411,284)	6,442,422	(11,450,276)	149,903,713
TCW Core Fixed Income Portfolio (Class A)	627,275,333	124,719,309	—	—	(50,884,981)	701,109,661
Van Eck Global Natural Resources Portfolio (Class A)	187,094,466	2,012,171	(49,948,944)	10,819,086	18,510,774	168,487,553
Wells Capital Management Mid Cap Value Portfolio (Class A)	192,417,364	1,523,420	(47,628,353)	(4,553,589)	35,678,416	177,437,258
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	397,281,906	18,539,279	(3,093,593)	175,526	(9,022,028)	403,881,090
Western Asset Management U.S. Government Portfolio (Class A)	401,933,102	30,668,650	—	—	(14,606,800)	417,994,952

	$8,571,579,568	$726,285,508	$(946,509,231)	$88,448,467	$(37,437,247)	$8,402,367,065

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2021
AB International Bond Portfolio (Class A)	$623,245	$188,423	14,527,170
Baillie Gifford International Stock Portfolio (Class A)	31,198,932	3,032,679	22,109,640
BlackRock Bond Income Portfolio (Class A)	16,665,943	23,456,912	8,065,071
BlackRock Capital Appreciation Portfolio (Class A)	3,485,305	—	519,602
BlackRock High Yield Portfolio (Class A)	—	4,982,085	15,438,584
Brighthouse Small Cap Value Portfolio (Class A)	63,557	1,453,863	8,020,209
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	447,295	8,017,906
Brighthouse/Artisan International Portfolio	1,377,070	1,324,106	17,829,220
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	3,722,939	1,634,446	652,715
Brighthouse/Dimensional International Small Company Portfolio (Class A)	8,374,791	2,875,465	12,830,820
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	5,959,355	18,495,233
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	6,285,383	32,258,443
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	19,406,858
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	2,410,021	660,006	1,336,894
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	5,376,885	473,006	3,158,465
Clarion Global Real Estate Portfolio (Class A)	—	3,270,969	8,220,734
Frontier Mid Cap Growth Portfolio (Class A)	21,178,651	—	3,829,426
Harris Oakmark International Portfolio (Class A)	—	3,703,947	29,840,872
Invesco Comstock Portfolio (Class A)	—	266,765	835,246
Invesco Global Equity Portfolio (Class A)	4,990,734	157,400	3,948,790

BHFTI-22

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2021
Invesco Small Cap Growth Portfolio (Class A)	$18,277,639	$—	6,208,278
Jennison Growth Portfolio (Class A)	8,179,433	—	2,034,583
JPMorgan Core Bond Portfolio (Class A)	—	12,739,420	49,304,143
JPMorgan Small Cap Value Portfolio (Class A)	2,570,742	1,186,496	5,393,423
Loomis Sayles Growth Portfolio (Class A)	925,821	60,710	1,938,174
MFS Research International Portfolio (Class A)	10,954,171	3,567,930	21,865,921
MFS Value Portfolio (Class A)	390,950	595,018	2,204,517
Morgan Stanley Discovery Portfolio (Class A)	27,071,631	—	2,262,649
Neuberger Berman Genesis Portfolio (Class A)	5,469,759	65,545	3,506,853
PIMCO Inflation Protected Bond Portfolio (Class A)	—	2,294,788	22,263,083
PIMCO Total Return Portfolio (Class A)	27,075,180	13,057,912	56,772,325
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	1,583,848	8,551,941
T. Rowe Price Large Cap Value Portfolio (Class A)	33,393	601,068	897,601
T. Rowe Price Mid Cap Growth Portfolio (Class A)	7,971,395	—	7,374,988
T. Rowe Price Small Cap Growth Portfolio (Class A)	15,488,613	51,871	5,792,261
TCW Core Fixed Income Portfolio (Class A)	31,932,269	12,389,721	68,201,329
Van Eck Global Natural Resources Portfolio (Class A)	—	2,012,171	13,947,645
Wells Capital Management Mid Cap Value Portfolio (Class A)	—	1,523,420	12,287,899
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	14,989,248	29,784,741
Western Asset Management U.S. Government Portfolio (Class A)	—	11,096,704	35,848,624

	$255,809,069	$137,987,975

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$11,515,116,579

Gross unrealized appreciation	1,084,035,004
Gross unrealized depreciation	(246,845,808)

Net unrealized appreciation (depreciation)	$837,189,196

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$574,440,647	$236,378,234	$824,156,167	$—	$1,398,596,814	$236,378,234

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$331,137,415	$346,683,531	$1,080,122,819	$—	$1,757,943,765

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

BHFTI-23

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

10. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-24

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-25

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Managed by Delaware Investments Fund Advisers and Wells Capital Management Incorporated

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A and B shares of the Brighthouse Small Cap Value Portfolio returned 24.16% and 24.00%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index¹, returned 26.69%.

MARKET ENVIRONMENT / CONDITIONS

The Brighthouse Small Cap Value Portfolio is constructed in a multi-manager sleeve structure, with each of the two sleeves comprising roughly 50% of Portfolio assets.

The following commentary was provided by Delaware Investments Fund Advisers

During the review period, small-cap stocks outperformed mid-cap stocks and large-cap stocks. The small-cap Russell 2000 Index advanced 17.54%, while the Russell Midcap Index gained 16.25% and the large-cap Russell 1000 Index advanced 14.95%. Small-cap value companies outperformed small-cap growth companies over the review period as the Russell 2000 Value Index gained 26.69% and the Russell 2000 Growth Index advanced 8.98%.

Within the benchmark, each of the sectors generated a positive return for the review period. The Communication Services sector in the benchmark generated the strongest return during the review period, followed by the Energy and Consumer Discretionary sectors. The average returns for companies in the traditionally defensive Utilities and Consumer Staples sectors were the weakest during the review period. During the review period, lower-quality companies in the benchmark returned more on average than higher quality companies. Companies that have a lower return on equity (“ROE”) advanced by more on average than companies with higher ROE. Companies in the benchmark that do not have positive earnings-per-share (“EPS”) returned more on average than companies with positive EPS during the review period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio sleeve underperformed the Russell 2000 Value Index during the review period. Stock selection and sector positioning detracted during the review period. The Portfolio’s positions in the Consumer Discretionary sector advanced but lagged the stronger returns of those in the benchmark. Stock selection and a relative underweight allocation detracted from performance in the Communication Services and Energy sectors. On a relative basis, stock selection in the Financials, Industrials, and Utilities sectors contributed.

In the Information Technology (“IT”) sector, stock selection and a relative overweight allocation detracted during the review period. The Portfolio’s position in electronic manufacturing services company, Flex Ltd., detracted as it returned less on average than the IT sector in the benchmark. During the six-month review period, Flex posted financial results that were ahead of consensus expectations for its third quarter, fourth quarter, and fiscal year 2021 as management continued to make progress on its multi-year business transformation by focusing on margin expansion and free cash flow generation.

Cable One is a video, broadband communications, and telephone provider serving residential and business customers in 24 states. Cable One has been transitioning its subscriber base from low-margin video to high-margin broadband. After outperforming in 2020, shares of Cable One declined during the six-month review period. Cable One has historically traded at a premium valuation given the company’s success at integrating acquisitions. During the six-month review period, the company announced and closed an acquisition of Hargray Communications, which expands Cable One’s presence into the Southeastern U.S. and will enable Cable One to capitalize on Hargray’s experience and expertise in fiber expansion.

Shares of Berry Global Group, a manufacturer of plastic consumer packaging, engineered materials, and nonwoven specialty materials, detracted from the Portfolio’s performance for the six-month review period. The company’s shares appreciated during the six-month review period but lagged the stronger returns of the Materials sector in the benchmark, which was led higher by companies in the chemicals industry as well as companies in the metals and mining industry. Berry’s financial results during the period beat consensus expectations as the company announced recovering consumer demand for its products. Berry’s management provided guidance which included a negative impact from inflationary costs which it will pass through in its pricing. Berry’s management is focused on reducing its leverage by using its growing cash flow to repurchase and refinance its debt.

Louisiana-Pacific Corp. is a leader in high-performance building solutions and manufactures engineered wood building products. Louisiana-Pacific outperformed during the six-month review period as the company reported financial results that exceeded the company’s targets. The company’s LP SmartSide siding product continues to benefit from strong demand. To meet that demand, the company announced it would convert one of its mills to manufacture SmartSide in addition to bringing an additional mill online to produce oriented strand board. Louisiana-Pacific continued to repurchase its shares during the six-month review period and increased its dividend.

Shares of regional bank East West Bancorp outperformed during the six-month review period. East West is a regional bank that focuses on the financial services needs of individuals and businesses operating in both the United States and Greater China, including Chinese-Americans and small-business owners. East West reported two quarters of earnings results that were above consensus. East West issued positive guidance that it does not expect to book a provision for credit losses this fiscal year. We think East West’s profitability and loan growth expectations remain above peers in the regional bank industry.

BHFTI-1

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Managed by Delaware Investments Fund Advisers and Wells Capital Management Incorporated

Portfolio Manager Commentary*—(Continued)

MasTec is a leading infrastructure construction company operating in the engineering, building, oil and gas, clean energy, communications, electrical transmission, and power end markets. The stock outperformed during the six-month review period as the company reported record annual cash flow from operations for its full year 2020 as well as strong first quarter 2021 earnings and cash flow. The company also announced an acquisition which we think will enhance its capabilities and geographic breadth in the electrical transmission market. MasTec generates strong cash flow and is improving its margins.

The Portfolio sleeve ended the review period with overweights to sectors where we viewed valuations and free cash flow generation as more attractive. The Portfolio’s relative overweights were in the Materials, Financials, and IT sectors. The Portfolio was underweight the remainder of the sectors in the benchmark, with notable underweights to the Health Care, Communication Services, and Energy sectors.

Christopher S. Beck

Kelly McKee Carabasi

Steven G. Catricks

Michael Foley

Kent P. Madden

Portfolio Managers

Delaware Investments Fund Advisers

The following commentary was provided by Wells Capital Management Incorporated.

The Portfolio sleeve underperformed the Russell 2000 Value Index over the trailing six-month period. Sector allocation differences drove the Portfolio’s underperformance relative to the Index, while stock selection added to relative performance. Stock selection in the Consumer Discretionary and Materials sectors as well as underweights in the strong-performing Communication Services and Consumer Discretionary sectors were the primary detractors from relative performance. On the positive side, stock selection in IT and Financials as well as an underweight in the underperforming Financials sector were the largest contributors to performance in the period.

Stock selection and an underweight to Consumer Discretionary detracted from performance. The sector was one of the best-performing sectors within the Index as investors saw increased spending on discretionary products coming out of the pandemic and consumers benefiting from increased stimulus dollars. Our underweight is driven by the reward-to-risk valuations and the significant volatility to the cash flow streams of the Consumer Discretionary companies within the small cap universe. Within the sector, Helen of Troy was the largest detractor over the period. Helen of Troy is a leading consumer products player in housewares with leading brands like OXO and Hydro Flask; health and home with leading brands like Braun, Pur, and Honeywell; and beauty with brands like Hot Tools and Drybar. We think the company has a solid track record of innovation, a strong e-commerce platform, and a history of success in mergers and acquisitions. The company has a strong balance sheet, is asset light, and generates robust free cash flow. Shares fell during the period as investors began to fear tougher year-over-year comparisons achieved during the pandemic. We viewed this as a short-term headwind and continued to see an attractive reward/risk opportunity.

Stock selection in the Materials sector was a large detractor, with Innospec as the largest relative detractor within both the sector and the overall Portfolio. Innospec is a maker of fuel additives, oil-field chemicals, personal care, and other specialty chemicals. We attribute the stock price weakness to the uneven pace of recovery in the company’s core fuel additives marketplace. Gasoline volumes and, particularly, aviation fuel volumes have been slow to fully recover from the effects of the pandemic. We view the pullback as unwarranted and shortsighted, especially given the company’s robust net cash balance sheet and solid free-cash-flow generation.

The Portfolio’s underweight to Communication Services detracted from relative performance as the sector was up 85% over the period. The so-called “meme stocks” that were propelled by retail traders were some of the largest outperformers within the Index, and not owning them proved to be a detractor from relative performance. “Meme stock” AMC Entertainment Holdings was the primary driver of the sector within the Index. The Portfolio did not own the stock as it and many of the stocks within the sector do not possess the financial flexibility our strict process requires.

Security selection in IT was a primary contributor to performance. Technology holding Blackberry was the top performer in the sector and the overall Portfolio. BlackBerry provides intelligent security software and services to enterprises and governments around the world. The company secures more than 500 million endpoints, including 175 million cars on the road today. BlackBerry announced a multiyear agreement with Amazon Web Services during the fourth quarter to develop and market its Blackberry IVY cloud-based software platform that provides auto original equipment manufacturers and tier 1 suppliers the ability to collect and analyze vehicle sensor data. This, combined with an increase in retail investor interest and a movement toward recovery stocks, caused the shares to appreciate significantly. We exited BlackBerry on behalf of the Portfolio during the period.

The Portfolio benefited from both favorable security selection and a moderate underweight in the Financials sector. The underweight in Financials is primarily in banks, as we believe most banks are dependent on the level of interest rates and the slope of the yield curve to be successful. Given these factors are outside of a management team’s control, we prefer business models that we think can better control their destiny via their competitive advantages and financial flexibility. Within the sector, First Citizens Bancshares was a primary contributor to performance. During the period, First

BHFTI-2

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Managed by Delaware Investments Fund Advisers and Wells Capital Management Incorporated

Portfolio Manager Commentary*—(Continued)

Citizens shares benefited from the potential associated with the planned and highly accretive purchase of CIT as well as from a significant rebound in shares of bank stocks. Bank stocks were some of the largest beneficiaries from the recovery trade occurring during the period as the 10-year Treasury yield and gross domestic product estimates for 2021 increased significantly. We continue to see an attractive long-term reward/risk opportunity.

During the six-month period, the Portfolio made minor changes to positioning. The Portfolio increased its exposure in the Industrials sector with purchases in new portfolio holdings while also adding to many existing holdings. We reduced our exposure in the Financials and Materials sectors as reward/risk ratios dictated.

As of June 30, 2021, the Portfolio is highly diversified across sectors and industries, with the goal to own companies that we believe present the best opportunity to deliver alpha over the next three to five years, while at the same time mitigating the downside in times of market stress. At period-end, the Portfolio’s largest overweights were in the Materials, Industrials, and Consumer Staples sectors. In Materials, the overweight is primarily due to opportunities we have found in the containers and packaging industry as well as the specialty chemical industry. Within Industrials, the Portfolio owns an eclectic group of names that we believe to possess strong competitive advantages, sustainable free cash flow and flexible balance sheets. The Portfolio’s largest underweights were in the Real Estate, Financials, and Health Care sectors. In the Real Estate sector, we are not currently finding enough companies that we think present attractive valuations on a reward-to-risk basis, as such the Portfolio remained largely underweight the sector at period-end. Within Financials, the underweight is primarily to banks, where many of the stocks do not meet our strict criteria of having long-term competitive advantages. Overall, these weights are driven by our bottom-up reward/risk process as well as our portfolio construction methodology that is designed to isolate active risk to security selection as much as possible.

James Tringas

Bryant VanCronkhite

Portfolio Managers

Wells Capital Management Incorporated

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

BHFTI-3

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
Brighthouse Small Cap Value Portfolio
Class A	24.16	63.04	12.98	10.43
Class B	24.00	62.55	12.69	10.15
Russell 2000 Value Index	26.69	73.28	13.62	10.85

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
J & J Snack Foods Corp.	1.8
Eagle Materials, Inc.	1.6
Atkore, Inc.	1.5
East West Bancorp, Inc.	1.5
Avient Corp.	1.5
Spectrum Brands Holdings, Inc.	1.4
MasTec, Inc.	1.3
Hanover Insurance Group, Inc. (The)	1.3
Hancock Whitney Corp.	1.3
First Citizens BancShares, Inc.- Class A	1.3

Top Sectors

% of Net Assets
Financials	23.0
Industrials	21.8
Materials	12.2
Consumer Discretionary	9.7
Consumer Staples	7.4
Information Technology	7.0
Energy	5.1
Real Estate	4.1
Health Care	4.1
Utilities	2.5

BHFTI-4

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Small Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.75%	$1,000.00	$1,241.60	$4.17
	Hypothetical*	0.75%	$1,000.00	$1,021.08	$3.76

Class B (a)	Actual	1.00%	$1,000.00	$1,240.00	$5.55
	Hypothetical*	1.00%	$1,000.00	$1,019.84	$5.01

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—99.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.6%
PAE, Inc. (a) (b)	184,700	$1,643,830
Parsons Corp. (a) (b)	139,317	5,483,517

		7,127,347

Airlines—0.2%
SkyWest, Inc. (a)	54,000	2,325,780

Auto Components—0.5%
Adient plc (a)	135,300	6,115,560

Banks—14.7%
Associated Banc-Corp.	271,066	5,551,432
Bank of NT Butterfield & Son, Ltd. (The)	102,100	3,619,445
CVB Financial Corp.	194,444	4,003,602
East West Bancorp, Inc.	260,600	18,682,414
First Citizens BancShares, Inc. - Class A (b)	19,209	15,996,103
First Financial Bancorp	233,000	5,505,790
First Hawaiian, Inc. (b)	131,353	3,722,544
First Interstate BancSystem, Inc. - Class A	80,800	3,379,864
First Midwest Bancorp, Inc. (b)	21,385	424,064
FNB Corp.	693,400	8,549,622
Great Western Bancorp, Inc.	190,900	6,259,611
Hancock Whitney Corp.	362,273	16,099,412
NBT Bancorp, Inc.	51,000	1,834,470
Prosperity Bancshares, Inc.	63,000	4,523,400
Renasant Corp. (b)	140,852	5,634,080
S&T Bancorp, Inc.	79,200	2,478,960
Sandy Spring Bancorp, Inc.	71,600	3,159,708
South State Corp. (b)	70,411	5,756,803
Sterling Bancorp	186,100	4,613,419
Synovus Financial Corp. (b)	149,000	6,538,120
UMB Financial Corp. (b)	157,530	14,659,742
Umpqua Holdings Corp.	449,750	8,297,887
Valley National Bancorp	576,400	7,741,052
Webster Financial Corp. (b)	203,200	10,838,688
WesBanco, Inc. (b)	27,290	972,343
Western Alliance Bancorp	137,400	12,757,590

		181,600,165

Beverages—0.4%
Primo Water Corp.	299,582	5,012,007

Building Products—2.6%
CSW Industrials, Inc. (b)	90,751	10,750,363
Griffon Corp.	194,631	4,988,393
Janus International Group Inc. (a) (b)	269,444	3,807,244
JELD-WEN Holding, Inc. (a)	49,512	1,300,185
Quanex Building Products Corp. (b)	259,376	6,442,900
Simpson Manufacturing Co., Inc.	44,885	4,957,099

		32,246,184

Capital Markets—1.8%
Apollo Investment Corp. (b)	201,778	2,754,270
GlassBridge Enterprises, Inc. (a)	572	52,052
New Mountain Finance Corp. (b)	300,446	3,956,874
Stifel Financial Corp. (b)	205,350	13,319,001

Capital Markets—(Continued)
Westwood Holdings Group, Inc.	79,627	$1,732,683

		21,814,880

Chemicals—5.4%
Ashland Global Holdings, Inc. (b)	37,900	3,316,250
Atotech, Ltd. (a) (b)	59,633	1,522,430
Avient Corp.	375,754	18,472,067
Element Solutions, Inc.	111,378	2,604,018
HB Fuller Co.	77,800	4,948,858
Huntsman Corp.	163,800	4,343,976
Innospec, Inc.	174,559	15,816,791
Minerals Technologies, Inc. (b)	22,350	1,758,275
NewMarket Corp.	21,486	6,918,062
PQ Group Holdings, Inc. (b)	287,584	4,417,290
Scotts Miracle-Gro Co. (The)	13,700	2,629,304

		66,747,321

Commercial Services & Supplies—3.0%
ACCO Brands Corp.	361,099	3,116,284
Deluxe Corp. (b)	42,824	2,045,703
Ennis, Inc. (b)	137,770	2,964,810
Harsco Corp. (a) (b)	194,866	3,979,164
Healthcare Services Group, Inc. (b)	228,456	7,212,356
Knoll, Inc.	109,055	2,834,339
Matthews International Corp. - Class A	39,620	1,424,735
UniFirst Corp.	27,700	6,499,528
Viad Corp. (a) (b)	126,935	6,327,710

		36,404,629

Communications Equipment—0.9%
NETGEAR, Inc. (a) (b)	75,374	2,888,332
NetScout Systems, Inc. (a)	107,590	3,070,618
Viavi Solutions, Inc. (a)	282,500	4,988,950

		10,947,900

Construction & Engineering—2.3%
API Group Corp. (a) (b)	401,096	8,378,895
MasTec, Inc. (a)	152,875	16,220,038
Primoris Services Corp.	122,100	3,593,403

		28,192,336

Construction Materials—1.9%
Eagle Materials, Inc. (b)	141,614	20,124,766
Summit Materials, Inc. - Class A (a) (b)	105,100	3,662,735

		23,787,501

Consumer Finance—0.4%
PROG Holdings, Inc.	90,000	4,331,700

Containers & Packaging—2.1%
Berry Global Group, Inc. (a)	160,303	10,454,962
Myers Industries, Inc. (b)	184,564	3,875,844
Silgan Holdings, Inc. (b)	281,256	11,672,124

		26,002,930

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Distributors—0.3%
Core-Mark Holding Co., Inc.	83,799	$3,771,793

Diversified Consumer Services—0.3%
Service Corp. International	78,550	4,209,495

Electric Utilities—1.5%
ALLETE, Inc. (b)	140,878	9,858,643
Hawaiian Electric Industries, Inc. (b)	197,572	8,353,344

		18,211,987

Electrical Equipment—1.7%
Atkore, Inc. (a)	265,886	18,877,906
Babcock & Wilcox Enterprises, Inc. (a) (b)	230,764	1,818,420

		20,696,326

Electronic Equipment, Instruments & Components—1.7%
Belden, Inc. (b)	88,580	4,479,491
Flex, Ltd. (a)	413,737	7,393,480
SYNNEX Corp.	25,800	3,141,408
TTM Technologies, Inc. (a) (b)	333,576	4,770,137
Vishay Intertechnology, Inc. (b)	78,500	1,770,175

		21,554,691

Energy Equipment & Services—1.1%
Dril-Quip, Inc. (a) (b)	57,700	1,951,991
Forum Energy Technologies, Inc. (a) (b)	18,776	440,860
Helix Energy Solutions Group, Inc. (a) (b)	341,200	1,948,252
Patterson-UTI Energy, Inc. (b)	765,537	7,609,438
TechnipFMC plc (a)	158,455	1,434,018

		13,384,559

Equity Real Estate Investment Trusts—4.1%
Brandywine Realty Trust	378,000	5,182,380
Broadstone Net Lease, Inc. (b)	149,100	3,490,431
Independence Realty Trust, Inc.	160,400	2,924,092
Kite Realty Group Trust	158,563	3,489,972
Lexington Realty Trust (b)	424,900	5,077,555
Life Storage, Inc.	53,250	5,716,388
National Health Investors, Inc.	48,500	3,251,925
Outfront Media, Inc. (a)	272,150	6,539,764
RPT Realty	243,000	3,154,140
Spirit Realty Capital, Inc. (b)	123,200	5,893,888
Summit Hotel Properties, Inc. (a) (b)	293,100	2,734,623
Washington Real Estate Investment Trust (b)	160,214	3,684,922

		51,140,080

Food & Staples Retailing—0.9%
BJ’s Wholesale Club Holdings, Inc. (a) (b)	154,933	7,371,712
Performance Food Group Co. (a)	71,686	3,476,054

		10,847,766

Food Products—3.6%
Hostess Brands, Inc. (a) (b)	325,779	5,274,362
J & J Snack Foods Corp. (b)	129,368	22,563,073

Food Products—(Continued)
Nomad Foods, Ltd. (a)	405,326	11,458,566
Tootsie Roll Industries, Inc. (b)	74,625	2,530,534
UTZ Brands, Inc. (b)	107,351	2,339,178

		44,165,713

Gas Utilities—0.7%
South Jersey Industries, Inc. (b)	146,200	3,790,966
Southwest Gas Holdings, Inc.	68,100	4,507,539

		8,298,505

Health Care Equipment & Supplies—2.1%
Avanos Medical, Inc. (a)	100,259	3,646,420
Integer Holdings Corp. (a)	62,449	5,882,696
Integra LifeSciences Holdings Corp. (a)	86,000	5,868,640
Natus Medical, Inc. (a) (b)	117,599	3,055,222
NuVasive, Inc. (a)	18,039	1,222,683
Ortho Clinical Diagnostics Holdings plc (a)	119,665	2,562,027
Varex Imaging Corp. (a) (b)	126,379	3,389,485

		25,627,173

Health Care Providers & Services—1.7%
ATI Physical Therapy, Inc. (a)	76,312	728,016
Owens & Minor, Inc. (b)	202,277	8,562,385
Patterson Cos., Inc. (b)	134,123	4,075,998
Premier, Inc. - Class A	75,002	2,609,320
Select Medical Holdings Corp.	112,000	4,733,120

		20,708,839

Hotels, Restaurants & Leisure—3.5%
Bally’s Corp. (a)	33,835	1,830,812
Choice Hotels International, Inc.	50,200	5,966,772
Cracker Barrel Old Country Store, Inc.	33,300	4,943,718
Denny’s Corp. (a) (b)	599,649	9,888,212
Dine Brands Global, Inc. (a) (b)	100,490	8,968,732
Jack in the Box, Inc. (b)	68,948	7,683,565
Texas Roadhouse, Inc.	34,400	3,309,280

		42,591,091

Household Durables—2.6%
Helen of Troy, Ltd. (a) (b)	56,735	12,942,388
KB Home (b)	117,400	4,780,528
Leggett & Platt, Inc. (b)	75,200	3,896,112
Meritage Homes Corp. (a)	53,800	5,061,504
Tupperware Brands Corp. (a) (b)	214,548	5,095,515

		31,776,047

Household Products—2.1%
Central Garden and Pet Co. (Non-Voting Shares) - Class A (a) (b)	97,354	4,702,198
Central Garden and Pet Co. (Voting Shares) (a)	92,842	4,914,127
Spectrum Brands Holdings, Inc.	197,770	16,818,361

		26,434,686

Insurance—4.7%
American Equity Investment Life Holding Co.	209,100	6,758,112

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
CNO Financial Group, Inc. (b)	82,929	$1,958,783
Enstar Group, Ltd. (a)	31,697	7,573,047
Hanover Insurance Group, Inc. (The) (b)	118,759	16,108,471
Kemper Corp.	51,200	3,783,680
National Western Life Group, Inc. - Class A (b)	8,735	1,960,047
ProAssurance Corp. (b)	149,574	3,402,809
Selective Insurance Group, Inc. (b)	104,390	8,471,248
Stewart Information Services Corp.	135,771	7,696,858

		57,713,055

IT Services—1.3%
Concentrix Corp. (a)	64,166	10,317,893
MAXIMUS, Inc.	62,617	5,508,417

		15,826,310

Leisure Products—0.3%
Acushnet Holdings Corp.	74,700	3,690,180

Machinery—7.4%
Alamo Group, Inc.	27,094	4,136,712
Altra Industrial Motion Corp.	143,200	9,310,864
Barnes Group, Inc.	82,400	4,223,000
Columbus McKinnon Corp. (b)	63,739	3,074,769
Douglas Dynamics, Inc.	175,910	7,157,778
Franklin Electric Co., Inc.	180,360	14,540,623
ITT, Inc.	116,800	10,697,712
Kadant, Inc. (b)	37,733	6,644,404
Mayville Engineering Co., Inc. (a)	91,693	1,843,946
Mueller Industries, Inc.	351,370	15,217,835
NN, Inc. (a) (b)	127,917	940,190
Rexnord Corp.	129,900	6,500,196
SPX Corp. (a)	5,236	319,815
TriMas Corp. (a) (b)	217,556	6,598,474

		91,206,318

Marine—0.3%
Kirby Corp. (a)	63,200	3,832,448

Media—0.7%
Cable One, Inc.	1,900	3,634,339
DallasNews Corp.	46,823	348,363
TEGNA, Inc.	262,600	4,926,376

		8,909,078

Metals & Mining—0.6%
Arconic Corp. (a)	117,400	4,181,788
Compass Minerals International, Inc. (b)	60,950	3,611,897

		7,793,685

Mortgage Real Estate Investment Trusts—1.0%
Apollo Commercial Real Estate Finance, Inc. (b)	224,639	3,582,992
New York Mortgage Trust, Inc.	638,514	2,854,158
Two Harbors Investment Corp. (b)	814,843	6,160,213

		12,597,363

Multi-Utilities—0.4%
Black Hills Corp. (b)	74,500	4,889,435

Multiline Retail—0.2%
Franchise Group, Inc. (b)	87,011	3,068,878

Oil, Gas & Consumable Fuels—4.0%
Alto Ingredients, Inc. (a) (b)	267,287	1,633,124
Berry Corp.	221,074	1,485,617
CNX Resources Corp. (a)	398,800	5,447,608
Delek U.S. Holdings, Inc.	129,600	2,801,952
Denbury, Inc. (a) (b)	85,566	6,569,757
Devon Energy Corp.	262,499	7,662,346
Magnolia Oil & Gas Corp. - Class A (a) (b)	691,996	10,815,897
Nordic American Tankers, Ltd. (b)	382,299	1,253,941
Renewable Energy Group, Inc. (a) (b)	49,000	3,054,660
Southwestern Energy Co. (a) (b)	674,803	3,826,133
Whiting Petroleum Corp. (a)	82,613	4,506,539

		49,057,574

Paper & Forest Products—2.1%
Louisiana-Pacific Corp.	203,200	12,250,928
Neenah, Inc.	163,729	8,214,284
Schweitzer-Mauduit International, Inc.	141,631	5,719,060

		26,184,272

Personal Products—0.2%
Edgewell Personal Care Co.	60,612	2,660,867

Pharmaceuticals—0.4%
Prestige Consumer Healthcare, Inc. (a) (b)	94,187	4,907,143

Professional Services—1.5%
CBIZ, Inc. (a) (b)	180,319	5,909,054
KBR, Inc.	106,160	4,050,004
Korn Ferry	115,229	8,359,864

		18,318,922

Road & Rail—1.1%
Saia, Inc. (a)	12,800	2,681,472
Werner Enterprises, Inc.	253,700	11,294,724

		13,976,196

Semiconductors & Semiconductor Equipment—2.7%
Brooks Automation, Inc.	42,430	4,042,731
Cirrus Logic, Inc. (a)	60,200	5,124,224
Diodes, Inc. (a)	41,800	3,334,386
DSP Group, Inc. (a)	101,544	1,502,851
ON Semiconductor Corp. (a)	164,200	6,285,576
Teradyne, Inc.	50,700	6,791,772
Tower Semiconductor, Ltd. (U.S. Listed Shares) (a)	191,500	5,635,845

		32,717,385

Software—0.2%
Synchronoss Technologies, Inc. (a)	304,218	1,092,142

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Software—(Continued)
Telos Corp. (a)	35,170	$1,196,132

		2,288,274

Special Purpose Acquisition Companies—1.7%
Empower, Ltd. - Class A (a)	587,989	5,885,770
Landcadia Holdings III, Inc. † (a) (c)	502,200	5,604,552
Landcadia Holdings III, Inc. - Class A (a) (b)	61,952	768,205
Mason Industrial Technology, Inc. (a)	164,000	1,651,480
Pershing Square Tontine Holdings, Ltd. - Class A (a) (b)	240,596	5,475,965
Pine Island Acquisition Corp. (a)	143,671	1,453,950

		20,839,922

Specialty Retail—0.8%
Aaron’s, Inc. (The)	14,958	478,506
American Eagle Outfitters, Inc. (b)	126,400	4,743,792
Group 1 Automotive, Inc.	28,600	4,416,698

		9,638,996

Technology Hardware, Storage & Peripherals—0.2%
NCR Corp. (a) (b)	52,684	2,402,917

Textiles, Apparel & Luxury Goods—1.2%
Delta Apparel, Inc. (a) (b)	64,202	1,895,243
Steven Madden, Ltd.	201,017	8,796,504
Wolverine World Wide, Inc.	132,588	4,460,260

		15,152,007

Thrifts & Mortgage Finance—0.1%
Essent Group, Ltd.	40,900	1,838,455

Trading Companies & Distributors—1.2%
Air Lease Corp.	61,171	2,553,278
Custom Truck One Source, Inc. (a) (b)	78,876	750,899
H&E Equipment Services, Inc. (b)	75,400	2,508,558
WESCO International, Inc. (a)	82,900	8,523,778

		14,336,513

Total Common Stocks (Cost $851,136,643)		1,219,921,184

Short-Term Investment—1.4%

Repurchase Agreement—1.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $17,164,471; collateralized by U.S. Treasury Note at 0.125%, maturing 06/30/23, with a market value of $17,507,835.	17,164,471	17,164,471

Total Short-Term Investments (Cost $17,164,471)		17,164,471

Securities Lending Reinvestments (d)—16.1%
Security Description	Principal Amount*	Value

Certificates of Deposit—4.4%
Agricultural Bank of China 0.100%, 07/01/21	700,000	699,999
Bank of Montreal Zero Coupon, 09/20/21	1,998,967	1,999,360
Bank of Montreal (Chicago) 0.176%, 1M BSBY + 0.120%, 12/01/21 (e)	2,000,000	2,000,025
Barclays Bank plc 0.100%, 09/09/21	6,000,000	5,999,526
Cooperatieve Rabobank UA 0.228%, 3M LIBOR + 0.040%, 01/11/22 (e)	4,000,000	4,001,160
Credit Industriel et Commercial Zero Coupon, 10/12/21	4,997,780	4,997,950
Industrial & Commercial Bank of China Ltd. 0.110%, 07/22/21	7,000,000	6,999,699
Mitsubishi UFJ Trust and Banking Corp. (London) Zero Coupon, 08/11/21	999,566	999,840
MUFG Bank Ltd. 0.170%, 07/22/21	2,000,000	2,000,060
Natixis S.A. (New York) 0.208%, 3M LIBOR + 0.040%, 02/11/22 (e)	5,000,000	4,999,920
Oversea-Chinese Banking Corp., Ltd. 0.167%, 3M LIBOR + 0.020%, 03/25/22 (e)	7,000,000	7,000,028
Sumitomo Mitsui Banking Corp. 0.158%, 3M LIBOR + 0.030%, 09/10/21 (e)	5,000,000	5,000,120
Sumitomo Mitsui Trust Bank (London) Zero Coupon, 09/01/21	2,998,527	2,999,250
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 08/09/21	4,996,613	4,999,250

		54,696,187

Commercial Paper—0.4%
Antalis S.A. 0.170%, 09/01/21	4,997,497	4,998,395

Repurchase Agreements—7.5%
Barclays Bank plc Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $5,700,032; collateralized by various Common Stock with an aggregate market value of $6,333,819.	5,700,000	5,700,000
Barclays Capital, Inc. Repurchase Agreement dated 06/30/21 at 0.030%, due on 07/01/21 with a maturity value of $4,704,478; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/29 - 11/15/43, and an aggregate market value of $4,798,564.	4,704,474	4,704,474
BofA Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $3,001,050; collateralized by various Common Stock with an aggregate market value of $3,300,001.	3,000,000	3,000,000

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments(c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $2,000,836; collateralized by U.S. Treasury Obligations at 2.000%, maturing 11/30/22, and various Common Stock with an aggregate market value of $2,196,455.	2,000,000	$ 2,000,000
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $9,003,762; collateralized by U.S. Treasury Obligations at 0.125%, maturing 05/31/23, and various Common Stock with an aggregate market value of $9,897,050.	9,000,000	9,000,000
Deutsche Bank AG, London
Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $1,200,006; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $1,224,001.	1,200,000	1,200,000
Repurchase Agreement dated 06/30/21 at 0.230%, due on 07/01/21 with a maturity value of $3,000,019; collateralized by various Common Stock with an aggregate market value of $3,333,684.	3,000,000	3,000,000
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $7,100,020; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $7,244,918.	7,100,000	7,100,000
Morgan Stanley Repurchase Agreement dated 06/30/21 at 0.500%, due on 10/04/21 with a maturity value of $3,004,000; collateralized by various Common Stock with an aggregate market value of $3,300,050.	3,000,000	3,000,000
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $20,000,817; collateralized by various Common Stock with an aggregate market value of $22,222,352.	20,000,000	20,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $2,900,138; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $3,222,223.	2,900,000	2,900,000
Repurchase Agreement dated 06/30/21 at 0.260%, due on 07/07/21 with a maturity value of $1,700,086; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 3.875%, maturity dates ranging from 12/31/23 - 04/15/29, and various Common Stock with an aggregate market value of $1,889,223.	1,700,000	1,700,000

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 06/30/21 at 0.180%, due on 07/01/21 with a maturity value of $27,000,135; collateralized by various Common Stock with an aggregate market value of $30,000,625.	27,000,000	27,000,000
Repurchase Agreement dated 06/30/21 at 0.185%, due on 07/01/21 with a maturity value of $2,800,014; collateralized by various Common Stock with an aggregate market value of $3,111,210.	2,800,000	2,800,000

		93,104,474

Time Deposits—2.0%
ABN AMRO Bank NV 0.080%, 07/01/21	8,000,000	8,000,000
Landesbank Baden-Wuettertemberg (London) 0.130%, 07/01/21	1,200,000	1,200,000
National Bank of Canada 0.130%, OBFR + 0.050%, 07/07/21 (e)	5,000,000	5,000,000
Rabobank (New York) 0.050%, 07/01/21	5,000,000	5,000,000
Royal Bank of Canada 0.030%, 07/01/21	5,000,000	5,000,000

		24,200,000

Mutual Funds—1.8%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (f)	2,000,000	2,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (f)	10,000,000	10,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (f)	10,000,000	10,000,000

		22,000,000

Total Securities Lending Reinvestments (Cost $198,998,321)		198,999,056

Total Investments—116.5% (Cost $1,067,299,435)		1,436,084,711
Other assets and liabilities (net)—(16.5)%		(203,516,916)

Net Assets—100.0%		$1,232,567,795

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2021, the market value of restricted securities was $5,604,552, which is 0.5% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Non-income producing security.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

(b)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $195,519,122 and the collateral received consisted of cash in the amount of $198,993,425 and non-cash collateral with a value of $102,692. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2021, these securities represent 0.5% of net assets.
(d)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(e)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(f)	The rate shown represents the annualized seven-day yield as of June 30, 2021.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Landcadia Holdings III, Inc.	01/25/21	502,200	$5,022,000	$5,604,552

Glossary of Abbreviations

Index Abbreviations

(BSBY)—	Bloomberg Short-Term Bank Yield Index
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$7,127,347	$—	$—	$7,127,347
Airlines	2,325,780	—	—	2,325,780
Auto Components	6,115,560	—	—	6,115,560
Banks	181,600,165	—	—	181,600,165
Beverages	5,012,007	—	—	5,012,007
Building Products	32,246,184	—	—	32,246,184
Capital Markets	21,814,880	—	—	21,814,880
Chemicals	66,747,321	—	—	66,747,321
Commercial Services & Supplies	36,404,629	—	—	36,404,629
Communications Equipment	10,947,900	—	—	10,947,900
Construction & Engineering	28,192,336	—	—	28,192,336
Construction Materials	23,787,501	—	—	23,787,501
Consumer Finance	4,331,700	—	—	4,331,700
Containers & Packaging	26,002,930	—	—	26,002,930
Distributors	3,771,793	—	—	3,771,793
Diversified Consumer Services	4,209,495	—	—	4,209,495
Electric Utilities	18,211,987	—	—	18,211,987
Electrical Equipment	20,696,326	—	—	20,696,326
Electronic Equipment, Instruments & Components	21,554,691	—	—	21,554,691
Energy Equipment & Services	13,384,559	—	—	13,384,559
Equity Real Estate Investment Trusts	51,140,080	—	—	51,140,080
Food & Staples Retailing	10,847,766	—	—	10,847,766
Food Products	44,165,713	—	—	44,165,713
Gas Utilities	8,298,505	—	—	8,298,505
Health Care Equipment & Supplies	25,627,173	—	—	25,627,173
Health Care Providers & Services	20,708,839	—	—	20,708,839
Hotels, Restaurants & Leisure	42,591,091	—	—	42,591,091
Household Durables	31,776,047	—	—	31,776,047
Household Products	26,434,686	—	—	26,434,686
Insurance	57,713,055	—	—	57,713,055
IT Services	15,826,310	—	—	15,826,310
Leisure Products	3,690,180	—	—	3,690,180
Machinery	91,206,318	—	—	91,206,318
Marine	3,832,448	—	—	3,832,448
Media	8,909,078	—	—	8,909,078
Metals & Mining	7,793,685	—	—	7,793,685
Mortgage Real Estate Investment Trusts	12,597,363	—	—	12,597,363
Multi-Utilities	4,889,435	—	—	4,889,435
Multiline Retail	3,068,878	—	—	3,068,878
Oil, Gas & Consumable Fuels	49,057,574	—	—	49,057,574
Paper & Forest Products	26,184,272	—	—	26,184,272
Personal Products	2,660,867	—	—	2,660,867
Pharmaceuticals	4,907,143	—	—	4,907,143

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Professional Services	$18,318,922	$—	$—	$18,318,922
Road & Rail	13,976,196	—	—	13,976,196
Semiconductors & Semiconductor Equipment	32,717,385	—	—	32,717,385
Software	2,288,274	—	—	2,288,274
Special Purpose Acquisition Companies	15,235,370	5,604,552	—	20,839,922
Specialty Retail	9,638,996	—	—	9,638,996
Technology Hardware, Storage & Peripherals	2,402,917	—	—	2,402,917
Textiles, Apparel & Luxury Goods	15,152,007	—	—	15,152,007
Thrifts & Mortgage Finance	1,838,455	—	—	1,838,455
Trading Companies & Distributors	14,336,513	—	—	14,336,513
Total Common Stocks	1,214,316,632	5,604,552	—	1,219,921,184
Total Short-Term Investment*	—	17,164,471	—	17,164,471
Securities Lending Reinvestments
Certificates of Deposit	—	54,696,187	—	54,696,187
Commercial Paper	—	4,998,395	—	4,998,395
Repurchase Agreements	—	93,104,474	—	93,104,474
Time Deposits	—	24,200,000	—	24,200,000
Mutual Funds	22,000,000	—	—	22,000,000
Total Securities Lending Reinvestments	22,000,000	176,999,056	—	198,999,056
Total Investments	$1,236,316,632	$199,768,079	$—	$1,436,084,711

Collateral for Securities Loaned (Liability)	$—	$(198,993,425)	$—	$(198,993,425)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$1,436,084,711
Receivable for:
Investments sold	1,478,560
Fund shares sold	1,041
Dividends	1,423,419

Total Assets	1,438,987,731
Liabilities
Collateral for securities loaned	198,993,425
Payables for:
Investments purchased	1,095,930
Commitments and contingencies	5,022,000
Fund shares redeemed	110,256
Accrued Expenses:
Management fees	742,592
Distribution and service fees	90,608
Deferred trustees’ fees	182,883
Other expenses	182,242

Total Liabilities	206,419,936

Net Assets	$1,232,567,795

Net Assets Consist of:
Paid in surplus	$751,536,031
Distributable earnings (Accumulated losses)	481,031,764

Net Assets	$1,232,567,795

Net Assets
Class A	$800,182,537
Class B	432,385,258
Capital Shares Outstanding*
Class A	44,232,003
Class B	24,167,484
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$18.09
Class B	17.89

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,067,299,435.
(b)	Includes securities loaned at value of $195,519,122.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends (a)	$8,918,756
Securities lending income	134,066

Total investment income	9,052,822
Expenses
Management fees	4,701,261
Administration fees	27,764
Custodian and accounting fees	53,481
Distribution and service fees—Class B	541,163
Audit and tax services	22,259
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	32,812
Insurance	3,180
Miscellaneous	6,371

Total expenses	5,439,691
Less management fee waiver	(132,135)
Less broker commission recapture	(13,926)

Net expenses	5,293,630

Net Investment Income	3,759,192

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	116,240,604
Net change in unrealized appreciation on investments	155,979,223

Net realized and unrealized gain (loss)	272,219,827

Net Increase (Decrease) in Net Assets From Operations	$275,979,019

(a)	Net of foreign withholding taxes of $5,813.

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$3,759,192	$11,753,007
Net realized gain (loss)	116,240,604	(3,661,874)
Net change in unrealized appreciation (depreciation)	155,979,223	67,107,641

Increase (decrease) in net assets from operations	275,979,019	75,198,774

From Distributions to Shareholders
Class A	(8,369,683)	(32,616,048)
Class B	(3,752,616)	(19,544,098)

Total distributions	(12,122,299)	(52,160,146)

Increase (decrease) in net assets from capital share transactions	(255,595,502)	226,841,663

Total increase (decrease) in net assets	8,261,218	249,880,291

Net Assets
Beginning of period	1,224,306,577	974,426,286

End of period	$1,232,567,795	$1,224,306,577

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	131,021	$2,332,510	20,615,376	$234,332,085
Reinvestments	452,415	8,369,683	2,896,630	32,616,048
Redemptions	(12,634,979)	(215,280,730)	(3,253,422)	(45,351,674)

Net increase (decrease)	(12,051,543)	$(204,578,537)	20,258,584	$221,596,459

Class B
Sales	692,081	$12,295,565	3,298,195	$36,423,173
Reinvestments	205,173	3,752,616	1,752,834	19,544,098
Redemptions	(3,912,879)	(67,065,146)	(3,978,885)	(50,722,067)

Net increase (decrease)	(3,015,625)	$(51,016,965)	1,072,144	$5,245,204

Increase (decrease) derived from capital shares transactions		$(255,595,502)		$226,841,663

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$14.72		$15.76	$13.54	$17.01	$15.94	$12.62

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.06		0.17	0.23	0.20	0.23	0.18
Net realized and unrealized gain (loss)	3.50		(0.46)	3.50	(2.53)	1.61	3.69

Total income (loss) from investment operations	3.56		(0.29)	3.73	(2.33)	1.84	3.87

Less Distributions
Distributions from net investment income	(0.18)		(0.20)	(0.18)	(0.22)	(0.19)	(0.18)
Distributions from net realized capital gains	(0.01)		(0.55)	(1.33)	(0.92)	(0.58)	(0.37)

Total distributions	(0.19)		(0.75)	(1.51)	(1.14)	(0.77)	(0.55)

Net Asset Value, End of Period	$18.09		$14.72	$15.76	$13.54	$17.01	$15.94

Total Return (%) (b)	24.16	(c)	(0.32)	29.06 (d)	(14.97)	11.98	31.56

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	(e)	0.79	0.79	0.78	0.78	0.79
Net ratio of expenses to average net assets (%) (f)	0.75	(e)	0.78	0.78	0.77	0.78	0.78
Ratio of net investment income (loss) to average net assets (%)	0.67	(e)	1.37	1.54	1.23	1.41	1.34
Portfolio turnover rate (%)	10	(c)	38	25	29	22	27
Net assets, end of period (in millions)	$800.2		$828.7	$567.7	$475.3	$566.0	$565.6

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$14.55		$15.58	$13.39	$16.84	$15.79	$12.50

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.04		0.13	0.19	0.16	0.18	0.15
Net realized and unrealized gain (loss)	3.46		(0.44)	3.47	(2.52)	1.60	3.65

Total income (loss) from investment operations	3.50		(0.31)	3.66	(2.36)	1.78	3.80

Less Distributions
Distributions from net investment income	(0.15)		(0.17)	(0.14)	(0.17)	(0.15)	(0.14)
Distributions from net realized capital gains	(0.01)		(0.55)	(1.33)	(0.92)	(0.58)	(0.37)

Total distributions	(0.16)		(0.72)	(1.47)	(1.09)	(0.73)	(0.51)

Net Asset Value, End of Period	$17.89		$14.55	$15.58	$13.39	$16.84	$15.79

Total Return (%) (b)	24.00	(c)	(0.57)	28.78 (d)	(15.23)	11.70	31.25

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	(e)	1.04	1.04	1.03	1.03	1.04
Net ratio of expenses to average net assets (%) (f)	1.00	(e)	1.03	1.03	1.02	1.03	1.03
Ratio of net investment income (loss) to average net assets (%)	0.44	(e)	1.08	1.29	0.97	1.16	1.11
Portfolio turnover rate (%)	10	(c)	38	25	29	22	27
Net assets, end of period (in millions)	$432.4		$395.6	$406.8	$361.2	$476.0	$490.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Includes gains from settlement of security litigations; excluding these gains, the total return for Class A and Class B would have been 28.49% and 28.20%, respectively for the year ended December 31,2019.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-17

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization

BHFTI-18

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Special Purpose Acquisition Companies - The Portfolio may invest in Special Purposes Acquisition Companies (“SPAC”). A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transaction (each a “Transaction”). If the Portfolio purchases shares of a SPAC in an IPO it will generally bear a sales commission, which may be significant. The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a Transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Portfolio’s ability to meet its investment objective(s). If a SPAC does not complete a Transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a Transaction. In some cases, the Portfolio may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with a Transaction. Because SPACs often do not have an operating history or ongoing business other than seeking a Transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable Transaction. Some SPACs may pursue Transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC, which may be traded in the OTC market, may become illiquid and/or may be subject to restrictions on resale. Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target Transaction; an attractive Transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may be required to return any remaining monies to shareholders; a Transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Portfolio may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $17,164,471. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $93,104,474. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio

BHFTI-19

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist

BHFTI-20

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$125,610,530	$0	$387,955,022

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$4,701,261	0.750%	First $1 billion
	0.700%	Over $1 billion

BHFTI-21

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Brighthouse Investment Advisers has entered into investment subadvisory agreements with respect to managing the Portfolio. Delaware Investments Fund Advisers and Wells Capital Management Incorporated are compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$500 million to $1 billion
0.050%	Over $1 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Commitments

The Portfolio may enter into commitments, or agreements, to acquire an investment at a future date (subject to certain conditions) in connection with a potential public or non-public offering. Such agreements are subject to certain rights of the issuer’s and ultimately, issuer approval, and may obligate the Portfolio to make future cash payments. At June 30, 2021, the Portfolio had an outstanding commitment of $5,022,000 to purchase an equity security and is reflected as Payables for Commitments and contingencies in the Statement of Assets and Liabilities.

BHFTI-22

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$1,074,548,641

Gross unrealized appreciation	392,789,759
Gross unrealized depreciation	(31,253,689)

Net unrealized appreciation (depreciation)	$361,536,070

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$16,566,949	$15,417,564	$35,593,197	$74,593,298	$52,160,146	$90,010,862

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$11,791,961	$—	$205,556,847	$—	$217,348,808

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-23

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreement

At a meeting held on May 13, 18-19, 2021 (the “Meeting”), the Board of Trustees (the “Board”) of Brighthouse Funds Trust I (the “Trust”), including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between Brighthouse Investment Advisers, LLC (the “Adviser” or “BIA”) and Wells Capital Management Inc. (“Wells Cap”) on behalf of the Brighthouse Small Cap Value Portfolio (the “Portfolio”). BIA had informed the Board that the acquisition of Wells Fargo Asset Management Holdings, LLC (“Wells Fargo AM”), the parent company of Wells Cap, by GTCR LLC (“GTCR”) and Reverence Capital Partners, L.P. (“RCP”), pursuant to an agreement reached between Wells Fargo & Company (the parent company of Wells Fargo AM) and GTCR and RCP (the “Transaction”), would result in a change of control of Wells Cap that would cause the automatic termination of the existing sub-advisory agreement (the “Current Sub-Advisory Agreement”) between BIA and Wells Cap with respect to the Portfolio. The Transaction is expected to occur on or around October 1, 2021.

In considering the New Sub-Advisory Agreement, the Board reviewed information that was provided by the Adviser relating to the Portfolio including information about the Transaction, as well as a representation to the Board by the Adviser that the material terms of the New Sub-Advisory Agreement, including the fees payable thereunder, were substantially identical to the Current Sub-Advisory Agreement. In determining whether to approve the New Sub-Advisory Agreement, the Board considered the nature, quality, and extent of the services that are currently provided by Wells Cap under the Current Sub-Advisory Agreement as well as the services that would continue to be provided by Wells Cap under the New Sub-Advisory Agreement. In particular, the Trustees considered the Adviser’s representations that, after the Transaction, Wells Cap expects that: (i) the portfolio management team will continue to provide at least the same nature, extent and quality of service that it currently provides to the Portfolio; (ii) the Transaction will have no effect on the investment management services provided to the Portfolio; and (iii) Wells Cap will retain at least the same level of financial resources in order to support the management of the Portfolio. The Independent Trustees were separately advised by independent legal counsel throughout the process and met with independent legal counsel in executive session outside the presence of management.

In approving the New Sub-Advisory Agreement, the Board also considered its prior conclusions with respect to its approvals of the Current Sub-Advisory Agreement, including the Board’s general satisfaction with the nature, quality, and extent of the services being provided by Wells Cap to the Portfolio. In making that approval at a Board meeting held on November 12, 17-18, 2020, the Board considered a variety of factors, including, for example, the experience and qualifications of the portfolio management team and the Portfolio’s performance.

Based on the foregoing and other relevant considerations, at the Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreement. The Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreement, including fee rates, were fair and reasonable.

BHFTI-24

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-25

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Managed by CBRE Clarion Securities, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A, B, and E shares of the Clarion Global Real Estate Portfolio returned 18.03%, 17.88%, and 17.90%, respectively. The Portfolio’s benchmark, the FTSE EPRA/NAREIT Developed Index¹, returned 15.50%.

MARKET ENVIRONMENT / CONDITIONS

Real estate stocks are up 15.5% on a year-to-date basis as of June 30, 2021, outpacing the MSCI World Equity Index (+13.3%) and the Bloomberg Barclays Global Bond Index (-3.2%). After several years of relative underperformance, real estate stocks were among the best performing asset classes in 2021. The economic recovery is accelerating, driven by the rapid distribution of COVID-19 vaccines, consumers with substantial savings and a desire to spend, businesses eager to hire, and remaining material policy support from governments and central banks.

At period end, we believed that real estate securities were attractively priced relative to the private real estate market, the fixed income market, and the broader stock market, and that investors committing capital to listed real estate at this time have the potential to earn attractive absolute and relative long-term total returns. Based on our proprietary valuation process, real estate securities valuations were attractive relative to the private real estate, fixed income, and broader stock markets. These types of valuation disparities in the past have often been followed by periods of attractive absolute and relative performance of listed real estate.

In addition to attractive valuation metrics, we believe there are additional thematic reasons to be positive about real estate stocks at mid-year 2021, including: 1) real estate stocks are outperforming broader stock market indices for the first time in the last five years, which suggests a change in stock market leadership; 2) real estate clearly benefits from a reopening economy; 3) short lease duration sectors can quickly reprice rental rates in an inflationary environment, thus offering an inflation hedge; and 4) fund flows to dedicated real estate mutual funds and exchange-traded funds (“ETFs”) have turned positive in 2021 after several years of anemic funds flows signaling improving investor interest in the sector.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the benchmark during the period as the result of positive stock selection and sector allocation decisions. Sector allocation decisions accounted for a little more than 60% of the relative outperformance and value was added in all three major geographic regions. Decisions in the Americas region accounted for the vast majority of the outperformance and were the result of selective positioning in the U.S. Overweights to the outperforming Mall and Storage sectors were the top contributors, more than offsetting the drag from an underweight to the outperforming Hotel sector. Stock selection benefited from outperforming holdings in the Net Lease, Residential, Storage and Industrial sectors. Sub-par stock selection in the Healthcare and Office sectors detracted from relative performance during the period. In the Asia-Pacific region, stock selection was the primary contributor to relative performance, led by holdings in Australia, Hong Kong and Japan while Singapore was essentially flat. Sector allocation in the Asia-Pacific region was slightly positive for the period. In Europe, relative performance lagged for the period and was the result of sub-par stock selection in Continental Europe, overshadowing the modest value added in the United Kingdom (“U.K.”). Underperformance in Continental Europe was due to positioning in a few German residential companies that underperformed but have added value over longer time periods.

At period end, we owned a well-balanced portfolio of securities that have been screened for their growth prospects in combination with the quality of their business models, assets, balance sheets, and management teams. We were positive on property types, regions, and stocks that offer these qualities at reasonable valuations. In the U.S., we were overweight Towers, Industrial, Retail, Apartments and Storage. In Japan, we preferred Industrial, Residential, and mid-cap office Japanese Real Estate Income Trusts that were providing earnings resiliency at a very attractive relative valuation, and we continued to own select Japanese Real Estate Operating Companies that have exposure to Office, Retail, and Residential and have committed to improving their corporate governance. In Hong Kong, we were overweight residential companies, diversified companies with a residential bias, non-discretionary retail, and decentralized office. In Australia, we preferred Residential, Industrial, and a few select diversified companies.

BHFTI-1

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Managed by CBRE Clarion Securities, LLC

Portfolio Manager Commentary*—(Continued)

In the U.K., we favored the Storage, Industrial, and Residential sectors, and select larger cap diversified companies that trade at material discounts and may see earnings acceleration as the U.K. economy re-opens. In Continental Europe, we owned the German residential companies, and we continued to prefer property companies in markets with a positive earnings growth profile, which favors mid to small cap stocks in Germany and the Nordics.

The Portfolio did not hold any derivatives during the period.

T. Ritson Ferguson

Joseph P. Smith

Christopher S. Reich

Portfolio Managers

CBRE Clarion Securities, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and Real Estate Investment Trusts worldwide.

BHFTI-2

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

A $10,000 INVESTMENT COMPARED TO THE FTSE EPRA/NAREIT DEVELOPED INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
Clarion Global Real Estate Portfolio
Class A	18.03	37.94	6.22	6.56
Class B	17.88	37.60	5.95	6.30
Class E	17.90	37.67	6.06	6.40
FTSE EPRA /NAREIT Developed Index	15.50	33.55	4.98	6.38

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
ProLogis, Inc. (REIT)	7.3
Simon Property Group, Inc. (REIT)	5.9
Extra Space Storage, Inc. (REIT)	3.9
Mid-America Apartment Communities, Inc. (REIT)	3.9
Duke Realty Corp. (REIT)	3.3
Invitation Homes, Inc. (REIT)	3.0
Camden Property Trust (REIT)	2.8
Vonovia SE	2.6
VEREIT, Inc. (REIT)	2.1
Alexandria Real Estate Equities, Inc. (REIT)	2.1

Top Countries

% of Net Assets
United States	55.6
Japan	10.2
Hong Kong	6.5
Germany	6.0
Australia	5.0
United Kingdom	4.8
Singapore	3.0
Sweden	2.2
Canada	1.9
France	1.8

BHFTI-3

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Clarion Global Real Estate Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.62%	$1,000.00	$1,180.30	$3.35
	Hypothetical*	0.62%	$1,000.00	$1,021.72	$3.11

Class B (a)	Actual	0.87%	$1,000.00	$1,178.80	$4.70
	Hypothetical*	0.87%	$1,000.00	$1,020.48	$4.36

Class E (a)	Actual	0.77%	$1,000.00	$1,179.00	$4.16
	Hypothetical*	0.77%	$1,000.00	$1,020.98	$3.86

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—99.0% of Net Assets

Security Description	Shares	Value

Australia—5.0%
Dexus (REIT)	1,997,825	$15,926,853
Goodman Group (REIT)	632,184	9,988,536
Ingenia Communities Group (REIT)	1,020,750	4,682,704
Lend Lease Group	692,692	5,954,506
Lifestyle Communities, Ltd.	700,399	8,200,450
Mirvac Group (REIT)	5,221,386	11,381,705
Vicinity Centres (REIT)	8,769,269	10,118,980

		66,253,734

Belgium—1.2%
Montea CVA (REIT)	38,947	4,580,953
Shurgard Self Storage S.A.	138,800	6,695,766
Warehouses De Pauw CVA (REIT)	135,155	5,160,178

		16,436,897

Canada—1.9%
Boardwalk Real Estate Investment Trust (REIT) (a)	165,340	5,452,645
Canadian Apartment Properties (REIT) (a)	193,800	9,086,525
H&R Real Estate Investment Trust (REIT) (a)	813,372	10,498,509

		25,037,679

Finland—0.6%
Kojamo Oyj	348,853	7,971,657

France—1.8%
Covivio (REIT)	84,876	7,261,286
Mercialys S.A. (REIT)	690,899	8,368,389
Unibail-Rodamco-Westfield (REIT) (b)	100,895	8,738,940

		24,368,615

Germany—6.0%
ADO Properties S.A.	237,304	6,243,814
Aroundtown S.A.	1,650,227	12,857,047
Deutsche Euroshop AG	286,405	6,792,992
Grand City Properties S.A.	274,934	7,427,195
LEG Immobilien AG	81,448	11,734,763
Vonovia SE	528,699	34,212,590

		79,268,401

Hong Kong—6.5%
CK Asset Holdings, Ltd.	2,776,819	19,169,468
Hongkong Land Holdings, Ltd.	1,417,931	6,754,561
Kerry Properties, Ltd.	1,795,122	5,918,772
Link REIT (The) (REIT)	2,500,564	24,193,462
Sun Hung Kai Properties, Ltd.	1,272,398	18,960,685
Swire Properties, Ltd.	4,061,148	12,108,700

		87,105,648

Ireland—0.2%
Hibernia REIT plc (REIT)	2,250,746	3,309,852

Japan—10.2%
AEON REIT Investment Corp. (REIT)	3,815	5,649,621
Hulic Reit, Inc. (REIT)	2,924	4,924,078

Japan—(Continued)
Kenedix Office Investment Corp. (REIT)	1,762	12,416,839
Kenedix Residential Next Investment Corp. (REIT)	2,968	6,413,936
Kenedix Retail REIT Corp. (REIT)	1,487	4,021,829
LaSalle Logiport (REIT)	12,100	20,469,484
Mitsui Fudosan Co., Ltd.	1,118,568	25,896,539
Nomura Real Estate Holdings, Inc.	500,300	12,687,708
Orix JREIT, Inc. (REIT)	8,779	16,891,470
Sankei Real Estate, Inc. (REIT)	6,970	8,399,231
SOSiLA Logistics REIT, Inc. (REIT)	3,240	4,587,343
Tokyu Fudosan Holdings Corp.	2,117,100	12,725,217

		135,083,295

Singapore—3.0%
CapitaLand Mall Trust (REIT)	7,385,557	11,476,564
CapitaLand, Ltd.	4,043,429	11,169,582
City Developments, Ltd.	1,106,296	6,006,246
Keppel REIT (REIT)	12,445,851	10,920,964

		39,573,356

Sweden—2.2%
Castellum AB (a)	314,387	8,002,591
Catena AB	175,670	9,406,327
Kungsleden AB	545,051	6,598,611
Nyfosa AB	374,902	5,064,845

		29,072,374

United Kingdom—4.8%
Big Yellow Group plc (REIT)	339,524	6,140,694
Derwent London plc (REIT)	192,038	8,789,793
Grainger plc	1,575,302	6,214,749
Land Securities Group plc (REIT)	1,233,354	11,540,226
Safestore Holdings plc (REIT)	587,993	7,706,079
Segro plc (REIT)	912,703	13,827,863
Tritax Big Box REIT plc (REIT)	3,371,452	9,161,094

		63,380,498

United States—55.6%
Acadia Realty Trust (REIT) (a)	298,184	6,548,121
Alexandria Real Estate Equities, Inc. (REIT) (a)	150,861	27,447,650
American Tower Corp. (REIT) (a)	99,682	26,928,096
Apartment Income REIT Corp. (REIT)	394,559	18,713,933
Brandywine Realty Trust (REIT) (a)	510,282	6,995,966
Brixmor Property Group, Inc. (REIT)	722,035	16,527,381
Camden Property Trust (REIT) (a)	276,118	36,632,575
Columbia Property Trust, Inc. (REIT)	364,162	6,332,777
Crown Castle International Corp. (REIT)	74,682	14,570,458
CubeSmart (REIT) (a)	555,231	25,718,300
Duke Realty Corp. (REIT) (a)	938,995	44,461,413
Extra Space Storage, Inc. (REIT)	320,407	52,489,075
Healthcare Trust of America, Inc. (REIT) - Class A (a)	656,615	17,531,621
Host Hotels & Resorts, Inc. (REIT) (a) (b)	619,143	10,581,154
Hudson Pacific Properties, Inc. (REIT) (a)	440,351	12,250,565
Invitation Homes, Inc. (REIT)	1,083,032	40,386,263
Life Storage, Inc. (REIT)	89,001	9,554,257
MGM Growth Properties LLC (REIT) - Class A	289,181	10,589,808

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount	Value

United States—(Continued)
Mid-America Apartment Communities, Inc. (REIT)	305,177	$51,397,910
National Retail Properties, Inc. (REIT)	112,810	5,288,533
Pebblebrook Hotel Trust (REIT) (a)	463,695	10,920,017
Piedmont Office Realty Trust, Inc. (REIT) - Class A	401,353	7,412,990
ProLogis, Inc. (REIT)	809,013	96,701,324
Simon Property Group, Inc. (REIT) (a)	600,615	78,368,245
SITE Centers Corp. (REIT)	613,116	9,233,527
Spirit Realty Capital, Inc. (REIT)	338,400	16,189,056
Sunstone Hotel Investors, Inc. (REIT) (b)	616,933	7,662,308
Ventas, Inc. (REIT)	278,758	15,917,082
VEREIT, Inc. (REIT)	619,366	28,447,481
Welltower, Inc. (REIT) (a)	329,451	27,377,378

		739,175,264

Total Common Stocks (Cost $1,085,181,716)		1,316,037,270

Short-Term Investment—0.1%

Repurchase Agreement—0.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $1,136,904; collateralized by U.S. Treasury Note at 2.625%, maturing 12/31/23, with a market value of $1,159,660.	1,136,904	1,136,904

Total Short-Term Investments (Cost $1,136,904)		1,136,904

Securities Lending Reinvestments (c)—7.3%

Certificates of Deposit—0.5%
Agricultural Bank of China Ltd. 0.100%, 07/01/21	300,000	300,000
Industrial & Commercial Bank of China Ltd. 0.110%, 07/22/21	1,000,000	999,957
Mizuho Bank, Ltd. 0.200%, 09/14/21	2,000,000	2,000,252
Oversea-Chinese Banking Corp., Ltd. 0.167%, 3M LIBOR + 0.020%, 03/25/22 (d)	1,000,000	1,000,004
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 09/14/21	999,471	999,700
Toronto-Dominion Bank 0.330%, 3M LIBOR + 0.130%, 07/02/21 (d)	2,000,000	2,000,016

		7,299,929

Repurchase Agreements—5.5%
Barclays Bank plc
Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $10,000,056; collateralized by various Common Stock with an aggregate market value of $11,111,963.	10,000,000	10,000,000

Repurchase Agreements—(Continued)
Barclays Bank plc
Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $3,001,050; collateralized by various Common Stock with an aggregate market value of $3,334,004.	3,000,000	3,000,000
Barclays Capital, Inc. Repurchase Agreement dated 06/30/21 at 0.030%, due on 07/01/21 with a maturity value of $4,161,535; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/29 - 11/15/43, and an aggregate market value of $4,244,763.	4,161,532	4,161,532
BofA Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $2,000,700; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $2,000,836; collateralized by U.S. Treasury Obligations at 0.125%, maturing 05/31/23, and various Common Stock with an aggregate market value of $2,199,056.	2,000,000	2,000,000
Deutsche Bank AG, London
Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $1,200,006; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $1,224,001.	1,200,000	1,200,000
Repurchase Agreement dated 06/30/21 at 0.230%, due on 07/01/21 with a maturity value of $10,000,064; collateralized by various Common Stock with an aggregate market value of $11,112,278.	10,000,000	10,000,000
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $7,400,021; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $7,551,042.	7,400,000	7,400,000
Morgan Stanley Repurchase Agreement dated 06/30/21 at 0.500%, due on 10/04/21 with a maturity value of $3,004,000; collateralized by various Common Stock with an aggregate market value of $3,300,050.	3,000,000	3,000,000
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $8,000,327; collateralized by various Common Stock with an aggregate market value of $8,888,941.	8,000,000	8,000,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Natwest Market Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $12,000,017; collateralized by U.S. Treasury Obligations with rates ranging from 1.250% - 8.125%, maturity dates ranging from 08/15/21 - 05/15/51, and an aggregate market value of $12,240,017.	12,000,000	$12,000,000
Societe Generale Repurchase Agreement dated 06/30/21 at 0.180%, due on 07/01/21 with a maturity value of $10,000,050; collateralized by various Common Stock with an aggregate market value of $11,111,343.	10,000,000	10,000,000

		72,761,532

Time Deposits—0.6%
ABN AMRO Bank NV 0.080%, 07/01/21	4,000,000	4,000,000
Landesbank Baden-Wuettertemberg (London)
0.130%, 07/01/21	600,000	600,000
0.130%, 07/01/21	2,000,000	2,000,000
National Bank of Canada 0.130%, OBFR + 0.050%, 07/07/21 (d)	1,000,000	1,000,000

		7,600,000

Mutual Funds—0.7%
STIT-Government & Agency Portfolio, Institutional Class 0.030% (e)	10,000,000	10,000,000

Total Securities Lending Reinvestments (Cost $97,661,178)		97,661,461

Total Investments—106.4% (Cost $1,183,979,798)		1,414,835,635
Other assets and liabilities (net)—(6.4)%		(85,264,870)

Net Assets—100.0%		$1,329,570,765

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $98,839,442 and the collateral received consisted of cash in the amount of $97,661,003 and non-cash collateral with a value of $5,636,831. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2021.

Ten Largest Industries as of June 30, 2021 (Unaudited)	% of Net Assets
Industrial REIT’s	15.7
Retail REIT’s	15.4
Residential REIT’s	13.0
Real Estate Operating Companies	11.1
Office REIT’s	10.9
Specialized REIT’s	10.8
Diversified Real Estate Activities	7.5
Diversified REIT’s	5.0
Health Care REITs	4.6
Hotel & Resort REITs	3.0

Glossary of Abbreviations

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

Other Abbreviations

(REIT)—	Real Estate Investment Trust

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$66,253,734	$—	$66,253,734
Belgium	—	16,436,897	—	16,436,897
Canada	25,037,679	—	—	25,037,679
Finland	—	7,971,657	—	7,971,657
France	—	24,368,615	—	24,368,615
Germany	—	79,268,401	—	79,268,401
Hong Kong	—	87,105,648	—	87,105,648
Ireland	—	3,309,852	—	3,309,852
Japan	—	135,083,295	—	135,083,295
Singapore	—	39,573,356	—	39,573,356
Sweden	—	29,072,374	—	29,072,374
United Kingdom	—	63,380,498	—	63,380,498
United States	739,175,264	—	—	739,175,264
Total Common Stocks	764,212,943	551,824,327	—	1,316,037,270
Total Short-Term Investment*	—	1,136,904	—	1,136,904
Securities Lending Reinvestments
Certificates of Deposit	—	7,299,929	—	7,299,929
Repurchase Agreements	—	72,761,532	—	72,761,532
Time Deposits	—	7,600,000	—	7,600,000
Mutual Funds	10,000,000	—	—	10,000,000
Total Securities Lending Reinvestments	10,000,000	87,661,461	—	97,661,461
Total Investments	$774,212,943	$640,622,692	$—	$1,414,835,635

Collateral for Securities Loaned (Liability)	$—	$(97,661,003)	$—	$(97,661,003)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$1,414,835,635
Cash denominated in foreign currencies (c)	1,556,488
Receivable for:
Investments sold	10,138,927
Fund shares sold	103,779
Dividends	3,898,810

Total Assets	1,430,533,639
Liabilities
Collateral for securities loaned	97,661,003
Payables for:
Investments purchased	1,377,678
Fund shares redeemed	716,663
Accrued Expenses:
Management fees	643,562
Distribution and service fees	104,202
Deferred trustees’ fees	182,883
Other expenses	276,883

Total Liabilities	100,962,874

Net Assets	$1,329,570,765

Net Assets Consist of:
Paid in surplus	$1,095,792,045
Distributable earnings (Accumulated losses)	233,778,720

Net Assets	$1,329,570,765

Net Assets
Class A	$824,177,419
Class B	475,654,593
Class E	29,738,753
Capital Shares Outstanding*
Class A	62,602,909
Class B	36,288,783
Class E	2,259,575
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.17
Class B	13.11
Class E	13.16

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,183,979,798.
(b)	Includes securities loaned at value of $98,839,442.
(c)	Identified cost of cash denominated in foreign currencies was $1,566,350.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends (a)	$21,267,397
Securities lending income	174,049

Total investment income	21,441,446
Expenses
Management fees	4,008,617
Administration fees	28,886
Custodian and accounting fees	94,463
Distribution and service fees—Class B	576,512
Distribution and service fees—Class E	21,193
Audit and tax services	28,837
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	47,129
Insurance	3,813
Miscellaneous	14,072

Total expenses	4,874,922
Less management fee waiver	(251,717)
Less broker commission recapture	(65,140)

Net expenses	4,558,065

Net Investment Income	16,883,381

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	81,318,360
Foreign currency transactions	(44,493)

Net realized gain (loss)	81,273,867

Net change in unrealized appreciation (depreciation) on:
Investments	117,151,417
Foreign currency transactions	(48,996)

Net change in unrealized appreciation (depreciation)	117,102,421

Net realized and unrealized gain (loss)	198,376,288

Net Increase (Decrease) in Net Assets From Operations	$215,259,669

(a)	Net of foreign withholding taxes of $984,919.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$16,883,381	$47,795,466
Net realized gain (loss)	81,273,867	(71,150,897)
Net change in unrealized appreciation (depreciation)	117,102,421	(16,559,933)

Increase (decrease) in net assets from operations	215,259,669	(39,915,364)

From Distributions to Shareholders
Class A	(25,070,933)	(47,670,011)
Class B	(13,592,164)	(26,792,755)
Class E	(880,014)	(1,705,382)

Total distributions	(39,543,111)	(76,168,148)

Increase (decrease) in net assets from capital share transactions	(106,193,882)	107,453,416

Total increase (decrease) in net assets	69,522,676	(8,630,096)

Net Assets
Beginning of period	1,260,048,089	1,268,678,185

End of period	$1,329,570,765	$1,260,048,089

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	520,156	$6,592,857	7,831,114	$78,078,303
Reinvestments	1,873,762	25,070,933	4,705,825	47,670,011
Redemptions	(8,215,385)	(106,199,972)	(3,252,739)	(36,495,646)

Net increase (decrease)	(5,821,467)	$(74,536,182)	9,284,200	$89,252,668

Class B
Sales	565,186	$6,811,232	4,033,494	$40,348,558
Reinvestments	1,020,433	13,592,164	2,655,377	26,792,755
Redemptions	(4,052,835)	(51,121,785)	(4,391,455)	(48,106,828)

Net increase (decrease)	(2,467,216)	$(30,718,389)	2,297,416	$19,034,485

Class E
Sales	69,145	$869,066	292,895	$3,124,252
Reinvestments	65,771	880,014	168,350	1,705,382
Redemptions	(214,069)	(2,688,391)	(535,891)	(5,663,371)

Net increase (decrease)	(79,153)	$(939,311)	(74,646)	$(833,737)

Increase (decrease) derived from capital shares transactions		$(106,193,882)		$107,453,416

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020		2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.53		$12.97		$10.72	$12.45	$11.64	$11.78

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.17		0.47		0.30	0.30	0.25	0.30
Net realized and unrealized gain (loss)	1.88		(1.16)		2.36	(1.29)	1.01	(0.16)

Total income (loss) from investment operations	2.05		(0.69)		2.66	(0.99)	1.26	0.14

Less Distributions
Distributions from net investment income	(0.41)		(0.52)		(0.41)	(0.74)	(0.45)	(0.28)
Distributions from net realized capital gains	0.00		(0.23)		0.00	0.00	0.00	0.00

Total distributions	(0.41)		(0.75)		(0.41)	(0.74)	(0.45)	(0.28)

Net Asset Value, End of Period	$13.17		$11.53		$12.97	$10.72	$12.45	$11.64

Total Return (%) (b)	17.72	(c)(d)	(4.53	)(d)(e)	25.10	(8.36)	10.97	1.15

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.66	(f)	0.67		0.67	0.66	0.66	0.65
Net ratio of expenses to average net assets (%) (g)	0.62	(f)	0.64		0.65	0.66	0.66	0.65
Ratio of net investment income (loss) to average net assets (%)	2.68	(f)	4.35		2.47	2.60	2.07	2.54
Portfolio turnover rate (%)	32	(c)	93		77	106	91	42
Net assets, end of period (in millions)	$824.2		$788.7		$767.0	$747.2	$893.7	$813.3

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020		2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.47		$12.90		$10.66	$12.39	$11.58	$11.72

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.15		0.43		0.27	0.27	0.22	0.27
Net realized and unrealized gain (loss)	1.87		(1.14)		2.35	(1.30)	1.01	(0.16)

Total income (loss) from investment operations	2.02		(0.71)		2.62	(1.03)	1.23	0.11

Less Distributions
Distributions from net investment income	(0.38)		(0.49)		(0.38)	(0.70)	(0.42)	(0.25)
Distributions from net realized capital gains	0.00		(0.23)		0.00	0.00	0.00	0.00

Total distributions	(0.38)		(0.72)		(0.38)	(0.70)	(0.42)	(0.25)

Net Asset Value, End of Period	$13.11		$11.47		$12.90	$10.66	$12.39	$11.58

Total Return (%) (b)	17.57	(c)(d)	(4.77	)(d)(e)	24.81	(8.64)	10.74	0.87

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.91	(f)	0.92		0.92	0.91	0.91	0.90
Net ratio of expenses to average net assets (%) (g)	0.87	(f)	0.89		0.90	0.91	0.91	0.90
Ratio of net investment income (loss) to average net assets (%)	2.43	(f)	4.03		2.22	2.34	1.81	2.29
Portfolio turnover rate (%)	32	(c)	93		77	106	91	42
Net assets, end of period (in millions)	$475.7		$444.4		$470.4	$448.8	$561.1	$555.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020		2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.52		$12.96		$10.70	$12.44	$11.62	$11.77

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.16		0.44		0.29	0.28	0.23	0.28
Net realized and unrealized gain (loss)	1.87		(1.15)		2.36	(1.30)	1.02	(0.17)

Total income (loss) from investment operations	2.03		(0.71)		2.65	(1.02)	1.25	0.11

Less Distributions
Distributions from net investment income	(0.39)		(0.50)		(0.39)	(0.72)	(0.43)	(0.26)
Distributions from net realized capital gains	0.00		(0.23)		0.00	0.00	0.00	0.00

Total distributions	(0.39)		(0.73)		(0.39)	(0.72)	(0.43)	(0.26)

Net Asset Value, End of Period	$13.16		$11.52		$12.96	$10.70	$12.44	$11.62

Total Return (%) (b)	17.59	(c)(d)	(4.71	)(d)(e)	25.05	(8.60)	10.90	0.90

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	(f)	0.82		0.82	0.81	0.81	0.80
Net ratio of expenses to average net assets (%) (g)	0.77	(f)	0.79		0.80	0.81	0.81	0.80
Ratio of net investment income (loss) to average net assets (%)	2.53	(f)	4.05		2.33	2.44	1.91	2.38
Portfolio turnover rate (%)	32	(c)	93		77	106	91	42
Net assets, end of period (in millions)	$29.7		$26.9		$31.3	$27.9	$35.1	$36.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(e)	Includes gains from settlement of security litigations; excluding these gains, the total return for Class A, Class B and Class E would have been (4.70)%, (4.93)% and (4.88)% for the year ended December 31, 2020, respectively.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Clarion Global Real Estate Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-13

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that

BHFTI-14

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $1,136,904. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $72,761,532. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

BHFTI-15

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the

BHFTI-16

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$411,931,158	$0	$531,475,269

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$4,008,617	0.700%	First $200 million
	0.650%	$200 million to $750 million
	0.550%	Over $750 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. CBRE Clarion Securities LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows.

% per annum reduction	Average Daily Net Assets
0.050%	First $200 million
0.050%	$250 million to $750 million
0.050%	Over $1 billion

An identical agreement was in effect for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

BHFTI-17

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$1,218,066,906

Gross unrealized appreciation	242,783,225
Gross unrealized depreciation	(46,014,496)

Net unrealized appreciation (depreciation)	$196,768,729

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$52,759,259	$41,628,003	$23,408,889	$—	$76,168,148	$41,628,003

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$56,683,646	$—	$79,660,705	$(78,108,416)	$58,235,935

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

BHFTI-18

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

As of December 31, 2020, the Portfolio had accumulated short-term capital losses of $63,617,297 and accumulated long-term capital losses of $14,491,119.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-19

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-20

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A, B, and E shares of the Harris Oakmark International Portfolio returned 13.54%, 13.43%, and 13.47%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index¹, returned 8.83%.

MARKET ENVIRONMENT / CONDITIONS

Late in 2020, global markets cheered the approval and emergency use authorization of multiple vaccines aimed at preventing the spread of COVID-19. Markets built upon these gains in the first quarter of 2021 as vaccines reached more and more people. Although the COVID-19 vaccine rollout progressed in the U.S. with more than 100 million fully vaccinated by the end of April, global cases of COVID-19 surpassed 150 million and global deaths from the virus topped 3 million. Spread of the virus worsened in India as daily cases in the country topped 350,000, lives lost climbed to over 200,000 and only about 2% of the population was fully vaccinated by the end of April. By the end of the second quarter, global cases surpassed 180 million and global deaths approached 4 million. However, more than 800 million people reached full vaccination, representing about 10% of the global population.

Meanwhile, newly-elected U.S. President Joe Biden signed off on his economic stimulus plan in March. The $1.9 trillion relief package sent $1,400 payments to qualifying Americans and extended unemployment benefits. In response, the Dow Jones Industrial Average and S&P 500 Index soared to record highs. In addition, the unemployment rate in the country sank to 6.2%. Elsewhere, the Bank of Japan left its interest rates unchanged, and Governor Haruhiko Kuroda projected the country’s economic growth would be “clearly positive” for the fiscal year beginning in April. While the global economy as a whole shrank 3.5% in 2020, the International Monetary Fund (the “IMF”) increased its outlook for global economic expansion for 2021 from 5.5% to 6.0%. The IMF also now expects 8.4%, 4.4% and 3.3% economic growth in China, the eurozone and Japan, respectively, as well as 6.4% economic expansion in the U.S. in 2021.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark, the MSCI EAFE Index, owing to both stock selection and country weightings. Holdings in the U.K. supplied the largest positive relative performance for the period, followed by a less-than-benchmark weighting in Japan and holdings in Canada. Conversely, holdings in Australia, the Netherlands and Sweden delivered the worst relative returns for the full six months.

Individual holdings Glencore (Switzerland) and Lloyds Banking Group (U.K.) had the most positive impact on performance during the period. We were pleased with Glencore’s full-year 2020 results, as adjusted earnings in both the industrials and marketing segments exceeded our expectations by 10% and 4%, respectively. Full-year 2020’s total adjusted earnings of $11.56 billion were also better than market estimates of $10.69 billion. The industrials segment benefited from both a recovery in commodities prices from COVID-19 lows and higher production. Management also proposed a $0.12 per share dividend, which surpassed analysts’ estimates for $0.0625 per share. We spoke with management following the release, including current CEO Ivan Glasenberg and his newly appointed replacement Gary Nagle. In our view, Nagle’s messaging was consistent with what we have heard from both Glasenberg and Chairman Tony Hayward. Glencore’s share price increased again after the company released its first-quarter 2021 production report late in April. The company’s copper production increased 2.7% year-over-year, and investors particularly welcomed this news as copper prices have risen in recent months. Glencore’s first-quarter 2021 production of ferrochrome also rose compared with the same period from last year, while output of other commodities (zinc, nickel and coal) fell, which was not surprising to us due to seasonality issues.

Lloyds Banking Group delivered strong fourth-quarter 2020 results largely driven by lower than expected impairment charges, which reached British Pound Sterling (“GBP”) 128 million compared with market forecasts for GBP 586 million. Profit before tax and net income both surpassed market projections by 5%, while pre-provision profit was 7% better than market estimates. In addition, the company’s Common Equity Tier 1 (“CET1”) ratio grew to 16.2%. We spoke with CEO António Horta-Osório and CFO William Chalmers who disclosed that the operating environment was far better than what they had contemplated when issuing 2020 guidance and credit loss expectations. Later, Lloyds posted solid first-quarter 2021 earnings driven by a reserve release of GBP 459 million for credit losses, which resulted in a GBP 323 million net impairment credit. Lloyds’ first-quarter 2021 revenues reached GBP 3.6 billion, and the company’s CET1 ratio expanded by 54 basis points to 16.7%, despite funding half of its full-year pension contribution in the first quarter. In addition, Lloyds saw strong inflows of low-cost deposits, and operating expenditure trends were also positive.

Credit Suisse Group (Switzerland) and AMP (Australia) had the largest negative impact on performance during the period. The share price of Credit Suisse Group suffered upon revelations about the company’s exposure to Greensill Capital followed by its association with Archegos Capital. Early in March, the company’s share price decline led to a loss of roughly $2-3 billion in market capitalization. Investors sold shares over concerns that an investment fund run by its asset management division had exposure to the now-insolvent Greensill Capital, which specialized in supply chain finance. The lost market cap far surpassed Credit Suisse’s direct exposure to Greensill and ignored the fact that a large portion of its clients’ exposure was in cash, highly rated securities or insured investments. At the end of March, Credit Suisse’s share price dropped again as New York-based hedge fund client Archegos Capital defaulted on its margin calls to the company’s prime brokerage business. In April, Credit Suisse Group announced it incurred a Swiss Franc (“CHF”) 4.4 billion charge related to the Archegos Capital incident in the first quarter.

BHFTI-1

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*—(Continued)

While the amount exceeded both our initial expectations and consensus estimates, first-quarter pre-tax profit of about CHF 3.6 billion excluding the charge exceeded analysts’ estimates for about CHF 1.2-1.5 billion in pre-tax profit driven by strong underlying performance across all three business segments. The company ultimately executed a small capital raise in an effort to boost its CET1 ratio to 13.0%. Our estimate of fair value for Credit Suisse now includes a Greensill-specific liability amount of CHF 500 million. In May we spoke with new Chairman António Horta-Osório who sees the company as an “outstanding franchise” with enormous potential and fixable risk management lapses, though they will take time as they require both elevating the importance of risk management and changing processes. We agree that Credit Suisse has the potential to be a high-quality franchise given our belief that its private banking and wealth management segments are high-growth, capital-light business that have historically generated strong returns on capital and account for about three-fourths of our estimate of the company’s intrinsic value.

AMP’s fiscal-year 2020 earnings results fell short of investors’ expectations, driven by weakness in wealth management and AMP Capital. In wealth management, earnings declined over 40% due to lower average assets under management than we anticipated. On the positive side, controllable costs finished 2.3% lower than expected, and we appreciated efforts to consolidate advisor numbers and practices. In our view, AMP ended the year well capitalized with net debt of just Australian Dollar (“AUD”) 324 million and capital AUD 521 million above regulatory requirements. AMP’s share price continued to fall in the second quarter of 2021 prompted by a number of developments that sparked investor uncertainty. First, after months of discussions, AMP was unable to reach an agreement with Ares Management to take over its private markets business, AMP Capital, and the company will now spin off this business. Without the capital markets enterprise, AMP’s operations will be exclusively domestic to Australia and New Zealand. Shortly thereafter, following rumors about the future of CEO Francesco De Ferrari, the company announced he would retire mid-year. Alexis George, deputy CEO at the Australia and New Zealand Banking Group, will become AMP’s CEO in August. Later, the company provided a first-quarter update that we found to be fairly weak and also proved disappointing to the market. Total assets under management of AUD 186.5 billion fell 2% from the prior quarter as the company realized net cash outflows in wealth management (AUD 1.5 billion), AMP Capital (external, AUD 1.3 billion) and New Zealand wealth management (AUD 102 million). However, AMP Bank saw increases in its total loan book and total deposits, which somewhat helped results for the period. In June, we discussed the company’s strategic plan moving forward with CEO De Ferrari and CFO James Georgeson and subsequently adjusted some of our near-term valuation metrics lower. Even so, we continue to believe AMP’s shares are undervalued compared with our estimate of it intrinsic value.

The effect of currency hedging on the Portfolio’s return was largely neutral, contributing 0.06% for the period. Currencies hedged in the Portfolio for the reporting period included the CHF. We viewed the CHF as very overvalued based on purchasing-power parity. Therefore, we held our hedge position to offset the risks associated with owning overvalued foreign currencies. Currency hedges were implemented by way of currency forward contracts.

At period end, the Portfolio held 63 securities across a variety of countries and industries. During the first half of 2021, we initiated new positions in Capgemini (France), Danone (France), Fresenius (Germany) and SAP (Germany). We eliminated positions in issuers Ashtead Group (U.K.), Bureau Veritas (France), G4S (U.K.) and Trip.com Group (China).

As of June 30, 2021, the Portfolio was most heavily weighted in Germany (26%), the U.K. (18%) and Switzerland (13%). The Portfolio’s exposure to companies headquartered in emerging market countries totaled roughly 8%.

As of June 30, 2021, the Portfolio was most heavily weighted in the Financials (27%) and Consumer Discretionary (26%) sectors, followed by Health Care (10%). Energy (1%) had the smallest sector weight. The Portfolio had no exposure to Real Estate or Utilities shares at the end of the period.

David G. Herro

Michael L. Manelli

Portfolio Managers

Harris Associates L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

BHFTI-2

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
Harris Oakmark International Portfolio
Class A	13.54	54.09	12.32	7.36
Class B	13.43	53.83	12.03	7.09
Class E	13.47	53.93	12.15	7.19
MSCI EAFE Index	8.83	32.35	10.28	5.89

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
Lloyds Banking Group plc	4.2
Intesa Sanpaolo S.p.A.	4.0
Bayer AG	3.8
Bayerische Motoren Werke AG	3.7
Daimler AG	3.6
BNP Paribas S.A.	3.6
Allianz SE	3.5
Glencore plc	3.4
Credit Suisse Group AG	3.3
Continental AG	3.3

Top Countries

% of Net Assets
Germany	25.2
United Kingdom	17.2
Switzerland	13.0
France	11.4
Italy	4.0
Sweden	3.8
Canada	3.4
Australia	2.7
South Africa	2.6
Japan	2.2

BHFTI-3

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Harris Oakmark International Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.75%	$1,000.00	$1,135.40	$3.97
	Hypothetical*	0.75%	$1,000.00	$1,021.08	$3.76

Class B (a)	Actual	1.00%	$1,000.00	$1,134.30	$5.29
	Hypothetical*	1.00%	$1,000.00	$1,019.84	$5.01

Class E (a)	Actual	0.90%	$1,000.00	$1,134.70	$4.76
	Hypothetical*	0.90%	$1,000.00	$1,020.33	$4.51

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—96.8% of Net Assets

Security Description	Shares	Value

Australia—2.7%
AMP, Ltd.	21,605,870	$18,285,938
Brambles, Ltd.	3,276,500	28,106,481
Orica, Ltd.	3,994,926	39,805,275

		86,197,694

Belgium—1.3%
Anheuser-Busch InBev S.A.	556,600	40,083,132

Canada—3.4%
Cenovus Energy, Inc.	4,333,765	41,463,740
Open Text Corp. (a)	860,400	43,693,272
Restaurant Brands International, Inc.	339,520	21,878,669

		107,035,681

China—1.9%
Alibaba Group Holding, Ltd. (b)	1,036,800	29,375,450
Alibaba Group Holding, Ltd. (ADR) (b)	128,800	29,209,264

		58,584,714

Finland—0.9%
UPM-Kymmene Oyj	757,600	28,660,642

France—11.4%
Accor S.A. (b)	1,780,626	66,534,881
BNP Paribas S.A.	1,812,275	113,492,079
Capgemini SE	191,300	36,785,201
Danone S.A.	496,900	34,981,965
EssilorLuxottica S.A. (a)	103,084	19,034,193
Publicis Groupe S.A. (a)	748,438	47,894,748
Valeo S.A.	1,316,800	39,659,551

		358,382,618

Germany—24.9%
Allianz SE	439,500	109,583,203
Bayer AG	1,940,760	117,885,052
Bayer AG (London Traded Shares)	6,400	389,584
Bayerische Motoren Werke AG	1,106,007	117,165,473
Continental AG (b)	696,590	102,435,726
Daimler AG	1,274,293	113,832,961
Fresenius Medical Care AG & Co. KGaA	877,200	72,867,871
Fresenius Medical Care AG & Co. KGaA (London Traded Shares)	6,400	533,796
Fresenius SE & Co. KGaA	380,100	19,833,802
Henkel AG & Co. KGaA	174,509	16,067,477
SAP SE	393,500	55,521,847
ThyssenKrupp AG (b)	5,168,000	53,865,763
ThyssenKrupp AG (b)	8,700	90,317

		780,072,872

Indonesia—0.5%
Bank Mandiri Persero Tbk PT	36,749,000	14,923,090

Ireland—1.3%
Ryanair Holdings plc (ADR) (b)	368,468	39,871,922

Italy—4.0%
Intesa Sanpaolo S.p.A.	45,712,000	126,167,642

Japan—2.2%
Komatsu, Ltd.	812,800	20,194,680
Toyota Motor Corp.	554,300	48,389,068

		68,583,748

Mexico—1.5%
Grupo Televisa S.A.B. (ADR)	3,356,608	47,932,362

Netherlands—1.8%
EXOR NV	715,684	57,282,131

South Africa—2.6%
Naspers, Ltd. - N Shares	388,208	81,552,252

South Korea—1.4%
NAVER Corp.	112,400	41,680,085
Samsung Electronics Co., Ltd.	13,450	964,034

		42,644,119

Spain—1.3%
Amadeus IT Group S.A. (b)	579,500	40,754,101

Sweden—3.8%
H & M Hennes & Mauritz AB - B Shares (b)	2,083,000	49,430,115
SKF AB - B Shares	1,325,390	33,764,759
Volvo AB - B Shares (a)	1,526,491	36,743,265

		119,938,139

Switzerland—12.7%
Cie Financiere Richemont S.A. - Class A	212,236	25,695,863
Credit Suisse Group AG	9,862,354	103,221,651
Glencore plc	24,821,165	106,293,556
Holcim, Ltd.	718,848	43,128,367
Novartis AG	580,500	52,909,553
Roche Holding AG	117,200	44,169,235
Swatch Group AG (The) - Bearer Shares	65,475	22,472,697

		397,890,922

United Kingdom—17.2%
Bunzl plc	371,320	12,278,339
CNH Industrial NV	5,624,673	92,934,965
Compass Group plc (b)	1,241,229	26,178,847
Liberty Global plc - Class A (b)	1,797,200	48,811,952
Liberty Global plc - Class C (b)	580,456	15,695,530
Lloyds Banking Group plc	203,390,200	131,575,137
Natwest Group plc	18,400,101	51,702,138
Prudential plc	2,159,000	40,964,524
Rolls-Royce Holdings plc (b)	12,708,665	17,434,897
Schroders plc	854,084	41,557,286
Smiths Group plc	836,809	18,437,361
WPP plc	3,010,955	40,762,034

		538,333,010

Total Common Stocks (Cost $2,442,654,278)		3,034,890,791

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Convertible Bonds—0.3%

Security Description	Shares/ Principal Amount*	Value

Switzerland—0.3%
Credit Suisse Group Guernsey VII, Ltd. 3.000%, 11/12/21 (CHF) (144A) (Cost $8,601,602)	7,835,000	$9,486,632

Preferred Stock—0.3%

Germany—0.3%
Henkel AG & Co. KGaA (Cost $8,871,572)	85,300	9,005,923

Short-Term Investment—2.3%

Repurchase Agreement—2.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $70,789,362; collateralized by U.S. Treasury Note at 0.250%, maturing 01/15/25, with a market value of $72,205,208.	70,789,362	70,789,362

Total Short-Term Investments (Cost $70,789,362)		70,789,362

Securities Lending Reinvestments (c)—1.9%

Repurchase Agreements—1.0%
Barclays Bank plc Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $3,200,018; collateralized by various Common Stock with an aggregate market value of $3,555,828.	3,200,000	3,200,000
Barclays Capital, Inc. Repurchase Agreement dated 06/30/21 at 0.030%, due on 07/01/21 with a maturity value of $5,585,688; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/29 - 11/15/43, and an aggregate market value of $5,697,397.	5,585,683	5,585,683
Deutsche Bank AG, London
Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $600,003; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $612,000.	600,000	600,000
Repurchase Agreement dated 06/30/21 at 0.230%, due on 07/01/21 with a maturity value of $3,000,019; collateralized by various Common Stock with an aggregate market value of $3,333,684.	3,000,000	3,000,000
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $3,700,010; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $3,775,521.	3,700,000	3,700,000

Repurchase Agreements—(Continued)
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $10,000,408; collateralized by various Common Stock with an aggregate market value of $11,111,176.	10,000,000	10,000,000
Societe Generale Repurchase Agreement dated 06/30/21 at 0.185%, due on 07/01/21 with a maturity value of $5,000,026; collateralized by various Common Stock with an aggregate market value of $5,555,732.	5,000,000	5,000,000

		31,085,683

Time Deposits—0.1%
Landesbank Baden-Wuettertemberg (London) 0.130%, 07/01/21	400,000	400,000
Rabobank (New York) 0.050%, 07/01/21	2,000,000	2,000,000

		2,400,000

Mutual Funds—0.8%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (d)	11,000,000	11,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (d)	5,000,000	5,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (d)	10,000,000	10,000,000

		26,000,000

Total Securities Lending Reinvestments (Cost $59,485,683)		59,485,683

Total Investments—101.6% (Cost $2,590,402,497)		3,183,658,391
Other assets and liabilities (net)—(1.6)%		(49,245,914)

Net Assets—100.0%		$3,134,412,477

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $54,562,626 and the collateral received consisted of cash in the amount of $59,485,684 and non-cash collateral with a value of $37,688. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(d)	The rate shown represents the annualized seven-day yield as of June 30, 2021.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2021, the market value of 144A securities was $9,486,632, which is 0.3% of net assets.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Ten Largest Industries as of June 30, 2021 (Unaudited)	% of Net Assets
Banks	14.3
Automobiles	8.9
Pharmaceuticals	6.9
Machinery	5.9
Metals & Mining	5.1
Insurance	4.8
Capital Markets	4.6
Auto Components	4.5
Internet & Direct Marketing Retail	4.5
Media	4.3

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation
CHF	35,086,000	SSBT	12/15/21	USD	39,208,324	$1,110,807

Glossary of Abbreviations

Counterparties

(SSBT)—	State Street Bank and Trust Co.

Currencies

(CHF)—	Swiss Franc

(USD)—	United States Dollar

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$86,197,694	$—	$86,197,694
Belgium	—	40,083,132	—	40,083,132
Canada	107,035,681	—	—	107,035,681
China	29,209,264	29,375,450	—	58,584,714
Finland	—	28,660,642	—	28,660,642
France	192,240	358,190,378	—	358,382,618
Germany	624,113	779,448,759	—	780,072,872
Indonesia	—	14,923,090	—	14,923,090
Ireland	39,871,922	—	—	39,871,922
Italy	—	126,167,642	—	126,167,642
Japan	—	68,583,748	—	68,583,748
Mexico	47,932,362	—	—	47,932,362
Netherlands	—	57,282,131	—	57,282,131
South Africa	—	81,552,252	—	81,552,252
South Korea	—	42,644,119	—	42,644,119
Spain	—	40,754,101	—	40,754,101
Sweden	—	119,938,139	—	119,938,139
Switzerland	—	397,890,922	—	397,890,922
United Kingdom	64,507,482	473,825,528	—	538,333,010
Total Common Stocks	289,373,064	2,745,517,727	—	3,034,890,791
Total Convertible Bonds*	—	9,486,632	—	9,486,632
Total Preferred Stock*	—	9,005,923	—	9,005,923
Total Short-Term Investment*	—	70,789,362	—	70,789,362
Securities Lending Reinvestments
Repurchase Agreements	—	31,085,683	—	31,085,683
Time Deposits	—	2,400,000	—	2,400,000
Mutual Funds	26,000,000	—	—	26,000,000
Total Securities Lending Reinvestments	26,000,000	33,485,683	—	59,485,683
Total Investments	$315,373,064	$2,868,285,327	$—	$3,183,658,391

Collateral for Securities Loaned (Liability)	$—	$(59,485,684)	$—	$(59,485,684)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$1,110,807	$—	$1,110,807

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$3,183,658,391
Cash denominated in foreign currencies (c)	925,344
Unrealized appreciation on forward foreign currency exchange contracts	1,110,807
Receivable for:
Investments sold	7,860,023
Fund shares sold	592,394
Dividends and interest	8,322,873

Total Assets	3,202,469,832
Liabilities
Collateral for securities loaned	59,485,684
Payables for:
Investments purchased	4,996,756
Fund shares redeemed	574,599
Accrued Expenses:
Management fees	1,910,005
Distribution and service fees	227,339
Deferred trustees’ fees	182,883
Other expenses	680,089

Total Liabilities	68,057,355

Net Assets	$3,134,412,477

Net Assets Consist of:
Paid in surplus	$2,617,644,964
Distributable earnings (Accumulated losses)	516,767,513

Net Assets	$3,134,412,477

Net Assets
Class A	$2,035,021,631
Class B	1,010,586,350
Class E	88,804,496
Capital Shares Outstanding*
Class A	134,350,031
Class B	68,436,581
Class E	5,953,397
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.15
Class B	14.77
Class E	14.92

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,590,402,497.
(b)	Includes securities loaned at value of $54,562,626.
(c)	Identified cost of cash denominated in foreign currencies was $928,524.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends (a)	$43,899,322
Interest	132,218
Securities lending income	162,375

Total investment income	44,193,915
Expenses
Management fees	12,172,307
Administration fees	58,303
Custodian and accounting fees	334,837
Distribution and service fees—Class B	1,290,075
Distribution and service fees—Class E	66,909
Audit and tax services	27,442
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	52,734
Insurance	10,213
Miscellaneous	20,665

Total expenses	14,084,885
Less management fee waiver	(818,039)

Net expenses	13,266,846

Net Investment Income	30,927,069

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	132,002,610
Foreign currency transactions	(44,561)
Forward foreign currency transactions	760,630

Net realized gain (loss)	132,718,679

Net change in unrealized appreciation (depreciation) on:
Investments	237,464,347
Foreign currency transactions	(396,090)
Forward foreign currency transactions	1,167,135

Net change in unrealized appreciation (depreciation)	238,235,392

Net realized and unrealized gain (loss)	370,954,071

Net Increase (Decrease) in Net Assets From Operations	$401,881,140

(a)	Net of foreign withholding taxes of $5,860,267.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$30,927,069	$13,715,682
Net realized gain (loss)	132,718,679	(184,231,241)
Net change in unrealized appreciation (depreciation)	238,235,392	441,942,783

Increase (decrease) in net assets from operations	401,881,140	271,427,224

From Distributions to Shareholders
Class A	(16,654,085)	(110,746,247)
Class B	(6,354,518)	(53,971,041)
Class E	(637,461)	(4,272,885)

Total distributions	(23,646,064)	(168,990,173)

Increase (decrease) in net assets from capital share transactions	(433,775,401)	10,426,628

Total increase (decrease) in net assets	(55,540,325)	112,863,679

Net Assets
Beginning of period	3,189,952,802	3,077,089,123

End of period	$3,134,412,477	$3,189,952,802

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	1,358,673	$20,582,636	33,467,449	$311,827,376
Reinvestments	1,059,420	16,654,085	11,209,134	110,746,247
Redemptions	(22,446,115)	(321,214,604)	(33,356,327)	(380,159,209)

Net increase (decrease)	(20,028,022)	$(283,977,883)	11,320,256	$42,414,414

Class B
Sales	741,945	$10,719,968	12,614,339	$114,899,709
Reinvestments	414,786	6,354,518	5,598,656	53,971,041
Redemptions	(11,252,683)	(159,639,960)	(17,987,702)	(195,655,221)

Net increase (decrease)	(10,095,952)	$(142,565,474)	225,293	$(26,784,471)

Class E
Sales	237,198	$3,380,011	807,263	$8,230,989
Reinvestments	41,180	637,461	439,145	4,272,885
Redemptions	(781,463)	(11,249,516)	(1,591,946)	(17,707,189)

Net increase (decrease)	(503,085)	$(7,232,044)	(345,538)	$(5,203,315)

Increase (decrease) derived from capital shares transactions		$(433,775,401)		$10,426,628

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.45		$13.61	$12.16	$16.92	$13.18	$13.43

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.15		0.07	0.42	0.33	0.30	0.24
Net realized and unrealized gain (loss)	1.68		0.43	2.40	(4.13)	3.72	0.68

Total income (loss) from investment operations	1.83		0.50	2.82	(3.80)	4.02	0.92

Less Distributions
Distributions from net investment income	(0.13)		(0.37)	(0.33)	(0.31)	(0.28)	(0.31)
Distributions from net realized capital gains	0.00		(0.29)	(1.04)	(0.65)	0.00	(0.86)

Total distributions	(0.13)		(0.66)	(1.37)	(0.96)	(0.28)	(1.17)

Net Asset Value, End of Period	$15.15		$13.45	$13.61	$12.16	$16.92	$13.18

Total Return (%) (b)	13.54	(c)	5.37	24.83	(23.73)	30.78	8.43

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	(d)	0.81	0.81	0.81	0.81	0.81
Net ratio of expenses to average net assets (%) (e)	0.75	(d)	0.78	0.80	0.79	0.79	0.79
Ratio of net investment income (loss) to average net assets (%)	2.03	(d)	0.60	3.26	2.14	1.93	1.95
Portfolio turnover rate (%)	14	(c)	48	35	43	36	50
Net assets, end of period (in millions)	$2,035.0		$2,075.7	$1,946.6	$1,670.5	$2,009.0	$1,882.2

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.10		$13.27	$11.88	$16.56	$12.91	$13.17

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.13		0.04	0.38	0.29	0.25	0.21
Net realized and unrealized gain (loss)	1.63		0.42	2.34	(4.05)	3.65	0.66

Total income (loss) from investment operations	1.76		0.46	2.72	(3.76)	3.90	0.87

Less Distributions
Distributions from net investment income	(0.09)		(0.34)	(0.29)	(0.27)	(0.25)	(0.27)
Distributions from net realized capital gains	0.00		(0.29)	(1.04)	(0.65)	0.00	(0.86)

Total distributions	(0.09)		(0.63)	(1.33)	(0.92)	(0.25)	(1.13)

Net Asset Value, End of Period	$14.77		$13.10	$13.27	$11.88	$16.56	$12.91

Total Return (%) (b)	13.43	(c)	5.12	24.52	(23.97)	30.43	8.18

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.05	(d)	1.06	1.06	1.06	1.06	1.06
Net ratio of expenses to average net assets (%) (e)	1.00	(d)	1.03	1.05	1.04	1.04	1.04
Ratio of net investment income (loss) to average net assets (%)	1.79	(d)	0.34	3.01	1.92	1.66	1.73
Portfolio turnover rate (%)	14	(c)	48	35	43	36	50
Net assets, end of period (in millions)	$1,010.6		$1,028.8	$1,039.4	$941.9	$1,280.2	$1,136.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.24		$13.40	$11.99	$16.70	$13.02	$13.27

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.14		0.04	0.40	0.31	0.27	0.22
Net realized and unrealized gain (loss)	1.65		0.44	2.36	(4.09)	3.67	0.67

Total income (loss) from investment operations	1.79		0.48	2.76	(3.78)	3.94	0.89

Less Distributions
Distributions from net investment income	(0.11)		(0.35)	(0.31)	(0.28)	(0.26)	(0.28)
Distributions from net realized capital gains	0.00		(0.29)	(1.04)	(0.65)	0.00	(0.86)

Total distributions	(0.11)		(0.64)	(1.35)	(0.93)	(0.26)	(1.14)

Net Asset Value, End of Period	$14.92		$13.24	$13.40	$11.99	$16.70	$13.02

Total Return (%) (b)	13.47	(c)	5.24	24.60	(23.86)	30.52	8.31

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95	(d)	0.96	0.96	0.96	0.96	0.96
Net ratio of expenses to average net assets (%) (e)	0.90	(d)	0.93	0.95	0.94	0.94	0.94
Ratio of net investment income (loss) to average net assets (%)	1.92	(d)	0.42	3.12	2.05	1.75	1.83
Portfolio turnover rate (%)	14	(c)	48	35	43	36	50
Net assets, end of period (in millions)	$88.8		$85.5	$91.2	$85.4	$125.7	$107.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Harris Oakmark International Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-13

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

BHFTI-14

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $70,789,362. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $31,085,683. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at

BHFTI-15

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2021 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$1,110,807

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2021.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
State Street Bank and Trust Co.	$1,110,807	$—	$—	$1,110,807

*	Net amount represents the net amount receivable from the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

BHFTI-16

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$760,630

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$1,167,135

For the six months ended June 30, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$41,711,165

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

BHFTI-17

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$431,497,692	$0	$895,211,772

BHFTI-18

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$12,172,307	0.850%	First $100 million
	0.800%	$100 million to $1 billion
	0.750%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Harris Associates L.P. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.075%	Over $	1 billion

An identical agreement was in place for the period October 1, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTI-19

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$2,741,365,689

Gross unrealized appreciation	696,751,652
Gross unrealized depreciation	(254,458,950)

Net unrealized appreciation (depreciation)	$442,292,702

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$127,515,849	$74,559,279	$41,474,324	$218,974,074	$168,990,173	$293,533,353

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$23,480,094	$—	$205,118,622	$(89,892,516)	$138,706,200

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had accumulated long-term capital losses of $89,892,516.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-20

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-21

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class B shares of the Invesco Balanced-Risk Allocation Portfolio returned 7.65%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 7.26%.

MARKET ENVIRONMENT / CONDITIONS

The first six months of 2021 witnessed a reflationary recovery fueled by easing COVID-19 restrictions, the rollout of vaccines and unprecedented levels of fiscal and monetary stimulus. Commodities were the leading performer, followed by global equities, while bonds sold-off as safe-haven demand waned as growth and inflation accelerated. Commodity prices generally rose as demand outstripped supply, while global equities experienced gains on expectations of improving economic growth and a still-supportive monetary and fiscal environment. In general, developed market stocks outperformed emerging market stocks.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio strategically balances the amount of risk exposure to equities, fixed income and commodities and targets a strategic risk level of 8%. This is intended to limit the impact of surprise outcomes on the Portfolio. Secondarily, the Portfolio tactically shifts from the strategic equal risk in order to emphasize those assets that are more likely to outperform cash on a monthly basis. Tactical allocation is applied at the individual asset level and aggregated with the strategic allocation allowing the Portfolio risk target to fluctuate between 6% and 10%.

Within the Portfolio’s strategic allocation, commodities had the largest impact on relative performance, followed by global equities. Within commodities, energy was the largest contributor to results as all six strategic energy exposures produced gains. Agriculture was led by grains, including corn and soybeans, and by tropical soft commodities, including coffee and sugar. Among industrial metals, copper and aluminum were positive contributors as supply bottlenecks in South America and enthusiasm for President Biden’s infrastructure plan lifted prices. Precious metals (gold and silver) were the sole complex to decline.

The Portfolio’s exposure to global equity markets also contributed to results over the period as all six underlying strategic markets in which the Portfolio was invested delivered solid gains. European and United Kingdom (“U.K.”) equities led the pack as economic activity rebounded strongly as COVID-19 restrictions were lifted. Hong Kong and Japanese equities also rose amid increased manufacturing activity and an earlier exit from COVID-19 lockdowns. U.S. markets also added to results, with U.S. small-cap equities outperforming U.S. large-caps. Emerging markets rounded out the gains, even though some regions contended with renewed virus outbreaks.

The Portfolio’s exposure to government bonds was the sole detractor from performance as strong growth and concerns about mounting inflationary pressures drove yields higher across most markets. The increase in yields was at the longer end of the curves across most countries as central banks have committed to keeping policy rates at the current exceptionally low levels for the next several years in addition to maintaining substantial quantitative easing programs. Part of the concern by market participants involved the expected level of new bond issuance to fund proposed fiscal programs designed to sustain the recovery from the COVID-19 lows beyond what monetary policy could provide. Against this backdrop, yields rose in Australia, Canada, the U.S. and the U.K., whereas Japan was the sole market where yields fell marginally.

The tactical allocation process aided results as overweights across all six equity markets during the period produced gains while positioning in government bonds and commodities also contributed.

The Portfolio is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a more liquid and cost-effective way to gain exposure to asset classes. Additionally, the leverage used in the strategy is inherent in these instruments. All derivatives performed as expected during the period.

BHFTI-1

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

At period end, tactical positioning was overweight all six equity markets. Across government bonds markets, the Portfolio was neutral Australia and Japan, but underweight Canada, the U.K. and the U.S. Germany remained absent from the Portfolio due to its negative yield. Across commodities, the Portfolio was overweight coffee, corn, cotton, the soy complex, sugar, wheat, gold and silver, and underweight gas oil, natural gas, heating oil and industrial metals. The rest of the commodities exposures had their neutral positions maintained.

Scott Wolle

Mark Ahnrud

Chris Devine

Scott Hixon

Christian Ulrich

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-2

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	Since Inception[1]
Invesco Balanced-Risk Allocation Portfolio
Class B	7.65	23.62	7.36	6.09
Dow Jones Moderate Portfolio Index	7.26	24.96	9.90	8.36

1 Inception date of the Class B shares is 4/23/2012. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	60.5
Global Developed Equities	43.5
Commodities - Production Weighted	30.8

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets

BHFTI-3

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Balanced-Risk Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class B (a)	Actual	0.90%	$1,000.00	$1,076.50	$4.63
	Hypothetical*	0.90%	$1,000.00	$1,020.33	$4.51

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

U.S. Treasury & Government Agencies—4.1% of Net Assets

Security Description	Principal Amount*	Value

U.S. Treasury—4.1%
U.S. Treasury Floating Rate Notes
0.105%, 3M USTBMM + 0.055%, 07/31/22 (a)	31,000,000	$31,017,229
0.164%, 3M USTBMM + 0.114%, 04/30/22 (a)	28,000,000	28,025,917

Total U.S. Treasury & Government Agencies (Cost $59,000,000)		59,043,146

Commodity-Linked Securities—3.3%
Canadian Imperial Bank of Commerce Commodity Linked Note, U.S. Federal Funds (Effective) Rate minus 0.020% (linked to Canadian Imperial Bank of Commerce Custom 5 Agriculture Commodity Index, multiplied by 2), 10/22/21 (144A) (a)	6,930,000	12,188,242
Cargill, Inc.Commodity Linked Note, one month LIBOR Rate minus 0.010% (linked to Monthly Rebalance Commodity Excess Return Index, multiplied by 2), 05/31/22 (144A) (a)	17,770,000	19,066,449
Royal Bank of Canada Commodity Linked Note, U.S. Federal Funds (Effective) Rate minus 0.040% (linked to Royal Bank of Canada Enhanced Agriculture Basket 04 Excess Return Index, multiplied by 2), 10/28/21 (144A) (a)	9,500,000	16,359,824

Total Commodity-Linked Securities (Cost $34,200,000)		47,614,515

Municipals—1.7%
Maumelle Arkansas Industrial Development, Revenue Bond 0.050%, 08/01/45 (144A) (a)	20,000,000	20,000,000
Metropolitan Washington Airports Authority 0.020%, 10/01/40 (a)	5,000,000	5,000,000

Total Municipals (Cost $25,000,000)		25,000,000

Short-Term Investments—84.8%

Certificate of Deposit—2.6%
Bank of Montreal (Chicago)
0.210%, SOFR + 0.160%, 03/16/22 (a)	8,500,000	8,501,593
0.230%, 05/10/22	20,000,000	20,005,387
Svenska Handelsbanken (NY) 0.278%, 3M LIBOR + 0.090%, 07/20/21 (a)	9,000,000	9,000,666

		37,507,646

Commercial Paper—59.3%
Anglesea Funding LLC 0.220%, OBFR + 0.140%, 11/19/21 (a) (b)	25,000,000	25,000,000
Apple, Inc
Zero Coupon, 07/01/21 (144A)	19,000,000	18,999,979
Zero Coupon, 07/27/21 (144A)	16,000,000	15,999,400
0.039%, 07/29/21 (144A) (c)	5,000,000	4,999,799
Bank of Nova Scotia 0.212%, 3M LIBOR + 0.050%, 11/09/21 (a)	23,000,000	23,004,087
Banque et Caisse d’Epargne de L’Etat 0.129%, 08/16/21 (c)	22,000,000	21,997,702

Commercial Paper—(Continued)
Barclays Bank plc Zero Coupon, 08/09/21	23,000,000	22,996,678
Bennington Stark Capital Co. LLC
0.065%, 07/12/21 (144A) (c)	15,000,000	14,999,600
0.148%, 08/02/21 (144A) (c)	10,000,000	9,999,065
Chevron Corp. 0.036%, 07/09/21 (144A) (c)	20,000,000	19,999,675
Coca-Cola Co. (The)
0.059%, 08/06/21 (144A) (c)	10,000,000	9,999,486
Collateralized Commercial Paper Co. LLC 0.231%, 10/21/21 (144A) (c)	25,000,000	24,990,976
CRC Funding LLC 0.117%, 07/09/21 (144A) (c)	29,500,000	29,499,462
Credit Agricole S.A. 0.390%, 07/02/21	22,000,000	22,000,366
Dexia Credit Local S.A. 0.135%, 07/21/21 (144A) (c)	32,000,000	31,998,432
Exxon Mobil Corp. 0.054%, 07/28/21 (c)	30,500,000	30,498,577
FMS Wertmanagement
0.084%, 08/13/21 (144A) (c)	25,000,000	24,997,250
0.100%, 09/24/21 (144A) (c)	15,000,000	14,996,452
ING U.S. Funding LLC 0.181%, 09/27/21 (c)	10,000,000	9,997,528
Johnson & Johnson 0.030%, 09/20/21 (144A) (c)	25,000,000	24,997,323
Kimberly-Clark Corp. 0.058%, 07/19/21 (144A) (c)	25,000,000	24,998,905
Lexington Parker Capital Co. LLC 0.161%, 07/15/21 (144A) (c)	10,000,000	9,999,667
LMA S.A. & LMA Americas, Corp. 0.121%, 10/14/21 (c)	15,000,000	14,994,479
LVMH Moet Hennessy Louis Vuitton SE
0.090%, 09/20/21 (144A) (c)	8,200,000	8,197,777
0.090%, 09/27/21 (144A) (c)	30,000,000	29,990,432
Natixis S.A. 0.186%, 3M LIBOR + 0.030%, 11/15/21 (a)	15,000,000	15,000,558
Nestle Finance International, Ltd.
Zero Coupon, 07/29/21 (144A)	20,000,000	19,999,194
0.029%, 07/19/21 (144A) (c)	25,000,000	24,999,340
New York Life Capital Corp. 0.060%, 09/01/21 (144A) (c)	31,000,000	30,995,606
NRW. Bank 0.066%, 07/15/21 (144A) (c)	30,000,000	29,999,125
Old Line Funding LLC 0.190%, 09/10/21 (144A) (c)	35,000,000	34,992,720
Oversea-Chinese Banking Corp., Ltd. 0.080%, 09/09/21	30,000,000	29,997,988
PACCAR Financial Corp. 0.048%, 07/20/21 (c)	3,800,000	3,799,825
Pacific Life Insurance Co. 0.159%, 08/26/21 (144A) (c)	1,500,000	1,499,791
Ridgefield Funding Co. LLC 0.181%, 11/08/21 (144A) (c)	25,000,000	24,988,355
Shell International Finance B.V. 0.070%, 10/01/21 (144A) (c)	7,000,000	6,997,830

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Principal Amount*/ Shares	Value

Commercial Paper—(Continued)
Toronto-Dominion Bank (The)
0.243%, 05/05/22 (144A) (c)	15,000,000	$14,975,795
0.267%, 3M LIBOR + 0.070%, 10/08/21 (a)	12,000,000	12,000,303
Total Capital Canada, Ltd. 0.099%, 08/09/21 (144A) (c)	20,000,000	19,998,000
Toyota Motor Credit Corp. 0.126%, 07/23/21 (c)	35,000,000	34,998,614
UBS AG
0.239%, SOFR + 0.190%, 06/15/22 (144A) (a)	10,000,000	9,999,971
0.264%, 3M LIBOR + 0.070%, 10/04/21 (144A) (a)	10,000,000	10,000,234
0.356%, 3M LIBOR + 0.170%, 07/14/21 (144A) (a)	8,300,000	8,300,631
Victory Receivables Corp. 0.070%, 09/02/21 (144A) (c)	30,000,000	$29,994,080

		853,691,057

Mutual Funds—14.3%
STIC (Global Series) plc—U.S. Dollar Liquidity Portfolio, Institutional Class 0.010% (d) (e)	132,570,681	132,570,681
STIT-Government & Agency Portfolio, Institutional Class 0.030% (d) (e)	44,297,927	44,297,927
STIT-Treasury Portfolio, Institutional Class 0.010% (d) (e)	28,762,143	28,762,143

		205,630,751

U.S. Treasury—8.6%
U.S. Treasury Bills
0.035%, 07/15/21 (c)	60,800,000	60,798,936
0.035%, 12/09/21 (c)	34,500,000	34,492,028
0.087%, 07/08/21 (c)	28,200,000	28,199,788

		123,490,752

Total Short-Term Investments (Cost $1,220,287,454)		1,220,320,206

Total Investments—93.9% (Cost $1,338,487,454)		1,351,977,867
Other assets and liabilities (net)—6.1%		87,304,160

Net Assets—100.0%		$1,439,282,027

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2021, these securities represent 1.7% of net assets.
(c)	The rate shown represents current yield to maturity.
(d)	The rate shown represents the annualized seven-day yield as of June 30, 2021.
(e)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2021, the market value of 144A securities was $655,018,867, which is 45.5% of net assets.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	09/15/21	2,430	AUD	343,089,246	$837,981
Brent Crude Oil Futures	08/31/21	358	USD	26,416,820	4,577,567
Canada Government Bond 10 Year Futures	09/21/21	2,027	CAD	294,969,040	1,157,246
Euro Stoxx 50 Index Futures	09/17/21	1,915	EUR	77,662,825	(1,764,015)
FTSE 100 Index Futures	09/17/21	1,155	GBP	80,624,775	(1,617,654)
Japanese Government 10 Year Bond Futures	09/13/21	29	JPY	4,399,010,000	72,981
MSCI Emerging Markets Index Mini Futures	09/17/21	1,575	USD	107,478,000	(758,293)
New York Harbor ULSD Futures	11/30/21	162	USD	14,481,634	152,244
RBOB Gasoline Futures	07/30/21	284	USD	26,740,190	1,029,571

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
Russell 2000 Index E-Mini Futures	09/17/21	822	USD	94,850,580	$(176,473)
S&P 500 Index E-Mini Futures	09/17/21	374	USD	80,196,820	1,483,679
Silver Futures	09/28/21	320	USD	41,910,400	217,428
TOPIX Index Futures	09/09/21	810	JPY	15,738,300,000	(1,023,300)
U.S. Treasury Long Bond Futures	09/21/21	662	USD	106,416,500	2,735,163
United Kingdom Long Gilt Bond Futures	09/28/21	1,301	GBP	166,658,100	1,919,678
WTI Light Sweet Crude Oil Futures	09/21/21	290	USD	20,810,400	3,889,535

Net Unrealized Appreciation					$12,733,338

Swap Agreements

OTC Total Return Swaps

Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)(1)
Pay	0.260%	Monthly	11/23/21	BBP	Barclays Copper Excess Return Index	USD	13,533,498	$(294,724)	$—	$(294,724)
Pay	0.300%	Monthly	02/08/22	CIBC	CIBC Dynamic Roll LME Copper Excess Return Index	USD	28,113,139	(1,853,383)	—	(1,853,383)
Pay	0.470%	Monthly	02/16/22	CG	Cargill Commodity Index (a)	USD	37,830,798	(852,326)	—	(852,326)
Pay	0.120%	Monthly	12/09/21	CG	Cargill Gold Excess Return Index	USD	33,027,111	(2,212,495)	—	(2,212,495)
Pay	0.400%	Monthly	12/22/21	GSI	Goldman Sachs Commodity i-Select Strategy 1121 (b)	USD	28,334,706	(578,464)	—	(578,464)
Pay	0.250%	Monthly	03/09/22	JPMC	JPMorgan Contag Gas Oil Excess Return Index	USD	15,238,505	(82,641)	—	(82,641)
Pay	0.300%	Monthly	02/10/22	MBL	Macquarie Aluminum Dynamic Roll Index	USD	9,188,219	93,847	—	93,847
Pay	0.140%	Monthly	02/04/22	MLI	Merrill Lynch Gold Excess Return Index	USD	23,673,024	—	—	—
Pay	0.250%	Monthly	02/04/22	MLI	Merrill Lynch Natural Gas Excess Return Index	USD	10,132,786	—	—	—
Pay	0.300%	Monthly	07/19/21	MSCS	S&P GSCI Aluminum Dynamic Roll Index	USD	20,137,197	106,504	—	106,504
Pay	0.090%	Monthly	03/09/22	JPMC	S&P GSCI Gold Excess Return Index	USD	19,009,105	(62,034)	—	(62,034)

Totals								$(5,735,716)	$—	$(5,735,716)

(1)	There is no upfront payment premium paid or (received) therefore Market Value equals Unrealized Appreciation/(Depreciation).

(a) The following table represents the individual components and related notional value and weighting (as a percentage of the notional value of the swap) of the futures contracts underlying the total return swap with Cargill, Inc., as of June 30, 2021:

Futures Contracts—Long	Notional Value	Component Weighting
Soybean Meal	$8,754,045	23.1%
Cotton No. 2	8,636,771	22.8%
Soybean	8,334,125	22.0%
Wheat	2,716,251	7.2%
Corn No. 2 Yellow	2,300,113	6.1%
Soybean Oil	2,300,113	6.1%
Sugar No. 11	2,262,282	6.0%
Coffee “C”	2,110,959	5.6%
Lean Hogs	226,985	0.6%
Live Cattle	189,154	0.5%

	$37,830,798	100.0%

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Swap Agreements—(Continued)

(b) The following table represents the individual components and related notional value and weighting (as a percentage of the notional value of the swap) of the futures contracts underlying the total return swap with Goldman Sachs International, as of June 30, 2021:

Futures Contracts—Long	Notional Value	Component Weighting
Soybean Meal	6,556,651	23.1%
Cotton No. 2	6,468,813	22.8%
Soybean	6,242,136	22.0%
Wheat	2,034,432	7.2%
Corn No. 2 Yellow	1,722,750	6.1%
Soybean Oil	1,722,750	6.1%
Sugar No. 11	1,694,415	6.0%
Coffee “C”	1,581,077	5.6%
Lean Hogs	170,008	0.6%
Live Cattle	141,674	0.5%

	$28,334,706	100.0%

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(CG)—	Cargill, Inc.
(CIBC)—	Canadian Imperial Bank of Commerce
(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(MBL)—	Macquarie Bank, Ltd.
(MLI)—	Merill Lynch International
(MSCS)—	Morgan Stanley Capital Services, LLC

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(USD)—	United States Dollar

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate
(USTBMM)—	U.S. Treasury Bill Money Market Yield

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$59,043,146	$—	$59,043,146
Total Commodity-Linked Securities*	—	47,614,515	—	47,614,515
Total Municipals*	—	25,000,000	—	25,000,000
Short-Term Investments
Certificate of Deposit	—	37,507,646	—	37,507,646
Commercial Paper	—	853,691,057	—	853,691,057
Mutual Funds	205,630,751	—	—	205,630,751
U.S. Treasury	—	123,490,752	—	123,490,752
Total Short-Term Investments	205,630,751	1,014,689,455	—	1,220,320,206
Total Investments	$205,630,751	$1,146,347,116	$—	$1,351,977,867

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$18,073,073	$—	$—	$18,073,073
Futures Contracts (Unrealized Depreciation)	(5,339,735)	—	—	(5,339,735)
Total Futures Contracts	$12,733,338	$—	$—	$12,733,338
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$200,351	$—	$200,351
OTC Swap Contracts at Value (Liabilities)	—	(5,936,067)	—	(5,936,067)
Total OTC Swap Contracts	$—	$(5,735,716)	$—	$(5,735,716)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a)	$1,146,347,116
Affiliated investments at value (b)	205,630,751
Cash	510,000
Cash collateral (c)	95,506,000
OTC swap contracts at market value	200,351
Receivable for:
Fund shares sold	25,327
Interest	147,367
Dividends on affiliated investments	276

Total Assets	1,448,367,188
Liabilities
OTC swap contracts at market value	5,936,067
Payables for:
OTC swap contracts	311,187
Fund shares redeemed	1,099,422
Variation margin on futures contracts	291,240
Interest on OTC swap contracts	37,932
Accrued Expenses:
Management fees	723,796
Distribution and service fees	296,314
Deferred trustees’ fees	161,926
Other expenses	227,277

Total Liabilities	9,085,161

Net Assets	$1,439,282,027

Net Assets Consist of:
Paid in surplus	$1,294,064,363
Distributable earnings (Accumulated losses)	145,217,664

Net Assets	$1,439,282,027

Net Assets
Class B	$1,439,282,027
Capital Shares Outstanding*
Class B	143,383,869
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.04

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,132,856,703.
(b)	Identified cost of affiliated investments was $205,630,751.
(c)	Includes collateral of $87,386,000 for futures contracts and $8,120,000 for OTC swap contracts.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends from affiliated investments	$27,571
Interest	776,670

Total investment income	804,241
Expenses
Management fees	4,473,594
Administration fees	46,013
Custodian and accounting fees	64,071
Distribution and service fees—Class B	1,760,687
Audit and tax services	47,521
Legal	26,541
Trustees’ fees and expenses	28,684
Shareholder reporting	31,609
Insurance	4,888
Miscellaneous	7,857

Total expenses	6,491,465
Less management fee waiver	(174,590)

Net expenses	6,316,875

Net Investment Loss	(5,512,634)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	11,777,083
Futures contracts	81,942,958
Swap contracts	42,313,283
Foreign currency transactions	(7,831)

Net realized gain (loss)	136,025,493

Net change in unrealized appreciation (depreciation) on:
Investments	(3,415,504)
Futures contracts	(9,499,613)
Swap contracts	(13,185,281)
Foreign currency transactions	137,685

Net change in unrealized appreciation (depreciation)	(25,962,713)

Net realized and unrealized gain (loss)	110,062,780

Net Increase (Decrease) in Net Assets From Operations	$104,550,146

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(5,512,634)	$(2,969,871)
Net realized gain (loss)	136,025,493	80,016,330
Net change in unrealized appreciation (depreciation)	(25,962,713)	48,833,087

Increase (decrease) in net assets from operations	104,550,146	125,879,546

From Distributions to Shareholders
Class B	(85,289,315)	(142,601,812)

Total distributions	(85,289,315)	(142,601,812)

Increase (decrease) in net assets from capital share transactions	16,838,874	(25,130,582)

Total increase (decrease) in net assets	36,099,705	(41,852,848)

Net Assets
Beginning of period	1,403,182,322	1,445,035,170

End of period	$1,439,282,027	$1,403,182,322

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class B
Sales	1,936,009	$20,014,951	2,406,790	$22,225,831
Reinvestments	8,486,499	85,289,315	16,816,251	142,601,812
Redemptions	(8,640,352)	(88,465,392)	(20,509,271)	(189,958,225)

Net increase (decrease)	1,782,156	$16,838,874	(1,286,230)	$(25,130,582)

Increase (decrease) derived from capital shares transactions		$16,838,874		$(25,130,582)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018		2017	2016
Net Asset Value, Beginning of Period	$9.91		$10.11	$8.77	$10.27		$10.24	$9.18

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.04)		(0.02)	0.13	0.10		0.02	(0.04)
Net realized and unrealized gain (loss)	0.80		0.87	1.21	(0.69)		0.94	1.12

Total income (loss) from investment operations	0.76		0.85	1.34	(0.59)		0.96	1.08

Less Distributions
Distributions from net investment income	(0.32)		(0.53)	0.00	(0.12)		(0.39)	(0.02)
Distributions from net realized capital gains	(0.31)		(0.52)	0.00	(0.79)		(0.54)	(0.00)
Distributions from return of capital	0.00		0.00	0.00	(0.00	)(b)	0.00	0.00

Total distributions	(0.63)		(1.05)	0.00	(0.91)		(0.93)	(0.02)

Net Asset Value, End of Period	$10.04		$9.91	$10.11	$8.77		$10.27	$10.24

Total Return (%) (c)	7.65	(d)	10.14	15.28	(6.43)		10.00	11.72

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92	(e)	0.93	0.92	0.92		0.91	0.92
Net ratio of expenses to average net assets (%) (f)(g)	0.90	(e)	0.90	0.89	0.89		0.88	0.89
Ratio of net investment income (loss) to average net assets (%)	(0.78	)(e)	(0.22)	1.40	1.04		0.15	(0.40)
Portfolio turnover rate (%)	13	(d)	147	44	103		81	137
Net assets, end of period (in millions)	$1,439.3		$1,403.2	$1,445.0	$1,415.8		$1,671.5	$1,527.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from return of capital were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).
(g)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for the six months ended June 30, 2021 and each of the years ended December 31, 2020, 2019, 2018 and 2017 (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Invesco Balanced-Risk Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary — Invesco Balanced-Risk Allocation Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the Invesco Balanced-Risk Allocation Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests in commodity derivatives, exchange-traded notes, exchange-traded funds, cash and cash equivalents, including money market funds affiliated with Invesco Advisers, Inc. (the “Subadviser”). Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the Subadviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of June 30, 2021, the Portfolio held $333,597,021 in the Subsidiary, representing less than 23.0% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for

BHFTI-13

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Investments in unregistered open-end management investment companies are reported at NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy provided the NAV is observable, calculated daily and are the value at which both purchases and sales will be conducted.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from

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any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to controlled foreign corporation adjustments.. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA” ), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying

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securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it. The Portfolio had no outstanding repurchase agreements at June 30, 2021.

4. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity futures, interest rate futures and commodity futures were used for investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

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Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked-to-market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a)(b)	$6,723,049
Equity	Unrealized appreciation on futures contracts (a)(b)	1,483,679	Unrealized depreciation on futures contracts (a)(b)	$5,339,735
Commodity	OTC swap contracts at market value (c)	200,351	OTC swap contracts at market value (c)	5,936,067
	Unrealized appreciation on futures contracts (a)(b)	9,866,345

Total		$18,273,424		$11,275,802

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Excludes OTC swap interest payable of $37,932.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

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The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2021.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Macquarie Bank, Ltd.	$93,847	$—	$—	$93,847
Morgan Stanley Capital Services, LLC	106,504	—	—	106,504

	$200,351	$—	$—	$200,351

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2021.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$294,724	$—	$(294,724)	$—
Canadian Imperial Bank of Commerce	1,853,383	—	(1,720,000)	133,383
Cargill, Inc.	3,064,821	—	(3,064,821)	—
Goldman Sachs International	578,464	—	(578,464)	—
JPMorgan Chase Bank N.A.	144,675	—	(110,000)	34,675

	$5,936,067	$—	$(5,768,009)	$168,058

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Total
Futures contracts . . . . . . . . . . . . . . .	$(33,833,187)	$79,533,403	$36,242,742	$81,942,958
Swap contracts . . . . . . . . . . . . . . . .	—	2,077,406	40,235,877	42,313,283

	$(33,833,187)	$81,610,809	$76,478,619	$124,256,241

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Total
Futures contracts . . . . . . . . . . . . . . .	$4,331,703	$(13,072,232)	$(759,084)	$(9,499,613)
Swap contracts . . . . . . . . . . . . . . . .	—	(844,699)	(12,340,582)	(13,185,281)

	$4,331,703	$(13,916,931)	$(13,099,666)	$(22,684,894)

For the six months ended June 30, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$1,533,272,891
Swap contracts	266,147,099

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

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In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The

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Notes to Financial Statements—June 30, 2021—(Continued)

clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$17,770,000	$0	$23,713,631

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$4,473,594	0.675%	First $250 million
	0.650%	$250 million to $750 million
	0.625%	$750 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - The Subadviser agreed to waive the subadvisory fee it receives in an amount equal to any advisory fee it also receives due to the Portfolio’s investment in any investment company, unit investment trust or other collective investment fund,

BHFTI-20

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

registered or nonregistered, for which the Subadviser or any of its affiliates serves as investment adviser. The Adviser agreed to waive a portion of the management fee related to the Subadviser’s waiving of its subadvisory fee on funds where the Subadviser or any of its affiliates serves as investment adviser. $104,843 was waived for the six months ended June 30, 2021 and is reflected in the total amount shown as a management fee waiver in the Consolidated Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. The Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $69,747 was waived in the aggregate for the six months ended June 30, 2021 and is reflected in the total amount shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2021 is as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Ending Value as of June 30, 2021
STIC (Global Series) plc—U.S. Dollar Liquidity Portfolio, Institutional Class	$130,005,046	$175,126,399	$(172,560,764)	$132,570,681
STIT-Government & Agency Portfolio, Institutional Class	53,598,300	191,396,033	(200,696,406)	44,297,927
STIT-Treasury Portfolio, Institutional Class	34,962,391	127,597,356	(133,797,604)	28,762,143

	$218,565,737	$494,119,788	$(507,054,774)	$205,630,751

Security Description	Income earned from affiliates during the period	Number of shares held June 30, 2021
STIC (Global Series) plc—U.S. Dollar Liquidity Portfolio, Institutional Class	$19,106	$132,570,681
STIT-Government & Agency Portfolio, Institutional Class	6,847	44,297,927
STIT-Treasury Portfolio, Institutional Class	1,618	28,762,143

	$27,571

BHFTI-21

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$1,343,677,472

Gross unrealized appreciation	31,779,356
Gross unrealized depreciation	(16,481,338)

Net unrealized appreciation (depreciation)	$15,298,018

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$99,739,626	$—	$42,862,186	$—	$142,601,812	$—

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$58,412,850	$26,342,392	$41,353,758	$—	$126,109,000

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

11. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-22

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-23

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary

PERFORMANCE

For the six months ended June 30, 2021, the Class A and B shares of the Invesco Comstock Portfolio returned 23.93% and 23.84%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index¹, returned 17.05%.

MARKET ENVIRONMENT / CONDITIONS

U.S. political unrest and rising COVID-19 infection rates marked the start of the first quarter. Additionally, retail investors bid up select stocks like GameStop and AMC Entertainment, ultimately causing a sharp selloff in late January 2021. Corporate earnings generally beat expectations, but market volatility rose during the first quarter as investors worried about rising bond yields and inflation. Despite the Federal Reserve’s (the “Fed”) commitment to an accommodative policy, the 10-year U.S. Treasury yield rose from below 1.00% to 1.48% at period end. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the U.S. stock market, stocks continued to hit all-time highs through the second quarter, despite higher volatility stemming from inflation concerns and potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that U.S. gross domestic product grew at a 6.4% annualized rate for the first quarter of 2021. Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. Inflation rose over the period, with the May 2021 report showing the highest rise since 2008. Despite rising inflation, the Fed has indicated it will likely wait until 2023 or later to raise the federal funds rate from its current level. The U.S. equity markets finished the period strong, with the S&P 500 Index returning 15.25%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark, the Russell 1000 Value Index, over the reporting period. On the positive side, stock selection and an overweight in Energy boosted relative return versus the Russell 1000 Value Index. Energy stocks were buoyed by West Texas Crude oil prices rising from the upper $40’s per barrel to over $75 per barrel during the period. Prices rose due to the Organization of Petroleum Exporting Countries and U.S. production cuts and higher oil demand as economies reopen. The Portfolio’s holdings of Marathon Oil, Devon Energy and Canadian Natural Resources (Canada) were leading contributors. Strong security selection and an overweight in the Financials sector was also a notable contributor to relative return. Citizens Financial, Fifth Third Bancorp, Bank of America, Morgan Stanley and American International Group were boosted relative performance during the period. Investor enthusiasm surrounding approval of three COVID-19 vaccines and the potential for reopening economies pushed yields higher and financial stocks benefited. Stock selection in Industrials added to relative return, with Johnson Controls (Ireland) and Textron being top contributors. Textron stock rose for the period, fueled by strong first quarter earnings that materially beat analyst estimates. Additionally, management raised its guidance for the full year. Stock selection within Consumer Staples also enhanced relative performance, mostly from not owning holdings such as Walmart and Proctor & Gamble that materially underperformed.

On the negative side, weak stock selection in Information Technology hampered relative return. Cognizant Technology Solutions was a large detractor in the sector. Despite beating earnings and revenue estimates, Cognizant’s stock price fell as estimates for future earnings have been trending downward.

Although the Portfolio’s allocation to cash only averaged less than 2% during the period, the allocation acted as a detractor in a strong equity market, as we would have expected.

We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S.-based companies held in the Portfolio. Derivatives were used solely for the purpose of hedging. The use of currency forward contracts had a negligible impact on the Portfolio’s performance relative to the Russell 1000 Value Index for the reporting period. Derivatives performed as expected during the period.

At period end, the Portfolio had a cyclical bias with overweight exposures in Financial and Energy companies. The Portfolio was also

BHFTI-1

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary—(Continued)

overweight Technology and Health Care stocks. Conversely, the Portfolio was underweight Real Estate, Utilities, Communication Services and Consumer Discretionary.

Kevin C. Holt

Devin E. Armstrong

Charles DyReyes(a)

James Warwick

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

(a) As of July 27, 2021, Charles DyReyes is no longer a portfolio manager of the Portfolio.

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

Invesco Comstock Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
Invesco Comstock Portfolio
Class A	23.93	54.79	13.62	11.41
Class B	23.84	54.47	13.35	11.14
Russell 1000 Value Index	17.05	43.68	11.88	11.61

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
Citigroup, Inc.	3.6
Bank of America Corp.	3.5
Philip Morris International, Inc.	3.1
Wells Fargo & Co.	2.4
American International Group, Inc.	2.4
Anthem, Inc.	2.2
HCA Healthcare, Inc.	2.2
General Motors Co.	2.2
Cisco Systems, Inc.	2.1
Eaton Corp. plc	2.0

Top Sectors

% of Net Assets
Financials	24.2
Health Care	15.4
Industrials	13.1
Information Technology	11.8
Energy	11.2
Consumer Staples	7.6
Materials	4.9
Consumer Discretionary	4.6
Communication Services	2.4
Utilities	1.4

BHFTI-3

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Comstock Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.56%	$1,000.00	$1,239.30	$3.11
	Hypothetical*	0.56%	$1,000.00	$1,022.02	$2.81

Class B (a)	Actual	0.81%	$1,000.00	$1,238.40	$4.50
	Hypothetical*	0.81%	$1,000.00	$1,020.78	$4.06

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—97.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.7%
Textron, Inc. (a)	581,190	$39,968,436

Air Freight & Logistics—1.6%
FedEx Corp.	126,855	37,844,652

Automobiles—2.2%
General Motors Co. (b)	886,086	52,429,709

Banks—13.8%
Bank of America Corp.	2,046,116	84,361,363
Citigroup, Inc.	1,237,509	87,553,762
Citizens Financial Group, Inc.	755,616	34,660,106
Fifth Third Bancorp (a)	819,575	31,332,352
Huntington Bancshares, Inc. (a)	522,593	7,457,402
JPMorgan Chase & Co. (a)	204,743	31,845,726
Wells Fargo & Co.	1,306,749	59,182,662

		336,393,373

Beverages—1.7%
Coca-Cola Co. (The)	764,660	41,375,753

Building Products—2.7%
Johnson Controls International plc	714,025	49,003,536
Trane Technologies plc	85,498	15,743,602

		64,747,138

Capital Markets—6.2%
Bank of New York Mellon Corp. (The)	797,000	40,830,310
Goldman Sachs Group, Inc. (The)	114,099	43,303,993
Morgan Stanley	534,529	49,010,964
State Street Corp. (a)	222,666	18,320,959

		151,466,226

Chemicals—3.2%
CF Industries Holdings, Inc.	678,952	34,932,080
Corteva, Inc.	603,203	26,752,053
DuPont de Nemours, Inc.	197,445	15,284,218

		76,968,351

Communications Equipment—2.1%
Cisco Systems, Inc.	966,837	51,242,361

Consumer Finance—0.5%
Capital One Financial Corp.	72,094	11,152,221

Containers & Packaging—1.7%
International Paper Co.	682,808	41,862,959

Diversified Telecommunication Services—0.8%
AT&T, Inc.	647,489	18,634,733

Electric Utilities—1.4%
Exelon Corp.	786,331	34,842,327

Electrical Equipment—4.0%
Eaton Corp. plc	334,662	49,590,215
Emerson Electric Co.	487,914	46,956,844

		96,547,059

Equity Real Estate Investment Trusts—0.8%
Host Hotels & Resorts, Inc. (a) (b)	1,197,237	20,460,780

Food Products—1.4%
Kraft Heinz Co. (The) (a)	453,072	18,476,276
Tyson Foods, Inc. - Class A	223,568	16,490,376

		34,966,652

Health Care Equipment & Supplies—1.3%
Baxter International, Inc.	158,082	12,725,601
Dentsply Sirona, Inc.	290,866	18,400,183

		31,125,784

Health Care Providers & Services—9.7%
Anthem, Inc.	141,818	54,146,112
CVS Health Corp.	400,573	33,423,811
HCA Healthcare, Inc.	261,187	53,997,800
Henry Schein, Inc. (b)	328,715	24,387,366
McKesson Corp.	160,053	30,608,536
UnitedHealth Group, Inc.	26,943	10,789,055
Universal Health Services, Inc. - Class B	186,436	27,299,824

		234,652,504

Hotels, Restaurants & Leisure—1.8%
Booking Holdings, Inc. (b)	9,937	21,743,050
Las Vegas Sands Corp. (a) (b)	402,333	21,198,926

		42,941,976

Industrial Conglomerates—1.4%
General Electric Co.	2,595,594	34,936,695

Insurance—3.6%
Allstate Corp. (The)	223,783	29,190,254
American International Group, Inc.	1,238,481	58,951,696

		88,141,950

Internet & Direct Marketing Retail—0.7%
eBay, Inc. (a)	236,992	16,639,208

IT Services—2.2%
Cognizant Technology Solutions Corp. - Class A	599,319	41,508,834
DXC Technology Co. (b)	334,816	13,037,735

		54,546,569

Machinery—1.8%
Caterpillar, Inc.	204,953	44,603,921

Media—1.6%
Comcast Corp. - Class A	688,290	39,246,296

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Oil, Gas & Consumable Fuels—11.2%
Canadian Natural Resources, Ltd.	800,594	$29,063,190
Chevron Corp.	439,627	46,046,532
ConocoPhillips (a)	323,096	19,676,547
Devon Energy Corp. (a)	1,189,728	34,728,160
Hess Corp. (a)	383,251	33,465,477
Marathon Oil Corp.	2,791,260	38,016,961
Pioneer Natural Resources Co. (a)	239,006	38,843,255
Suncor Energy, Inc.	1,376,124	32,985,692

		272,825,814

Pharmaceuticals—4.4%
Bristol-Myers Squibb Co.	387,897	25,919,278
Johnson & Johnson	262,204	43,195,487
Sanofi (ADR) (a)	730,328	38,459,072

		107,573,837

Real Estate Management & Development—0.5%
Jones Lang LaSalle, Inc. (b)	66,092	12,918,342

Semiconductors & Semiconductor Equipment—4.7%
Intel Corp.	631,079	35,428,775
NXP Semiconductors NV	212,509	43,717,352
QUALCOMM, Inc.	240,279	34,343,077

		113,489,204

Software—2.7%
CDK Global, Inc.	533,522	26,510,708
Microsoft Corp.	147,239	39,887,045

		66,397,753

Tobacco—4.5%
Altria Group, Inc.	740,374	35,301,033
Philip Morris International, Inc.	749,310	74,264,114

		109,565,147

Total Common Stocks (Cost $1,600,403,253)		2,380,507,730

Short-Term Investment—1.9%

Repurchase Agreement—1.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $46,018,994; collateralized by U.S. Treasury Note at 0.375%, maturing 04/15/24, with a market value of $46,939,402.	46,018,994	46,018,994

Total Short-Term Investments (Cost $46,018,994)		46,018,994

Securities Lending Reinvestments (c)—4.6%
Security Description	Principal Amount*	Value

Certificates of Deposit—0.2%
Agricultural Bank of China 0.100%, 07/01/21	400,000	$400,000
Bank of Nova Scotia 0.212%, 3M LIBOR + 0.050%, 11/08/21 (d)	2,000,000	1,999,414
Oversea-Chinese Banking Corp., Ltd. 0.167%, 3M LIBOR + 0.020%, 03/25/22 (d)	1,000,000	1,000,004
Royal Bank of Canada New York 0.240%, 3M LIBOR + 0.040%, 10/05/21 (d)	1,000,000	1,000,177
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 08/09/21	999,323	999,850
Toronto-Dominion Bank 0.267%, 3M LIBOR + 0.070%, 10/08/21 (d)	1,000,000	999,911

		6,399,356

Commercial Paper—0.1%
Bedford Row Funding Corp. 0.266%, 3M LIBOR + 0.080%, 10/21/21 (d)	2,000,000	2,000,812

Repurchase Agreements—3.5%
Barclays Bank plc Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $1,800,010; collateralized by various Common Stock with an aggregate market value of $2,000,153.	1,800,000	1,800,000
Barclays Capital, Inc. Repurchase Agreement dated 06/30/21 at 0.030%, due on 07/01/21 with a maturity value of $15,607,319; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/29 - 11/15/43, and an aggregate market value of $15,919,452.	15,607,306	15,607,306
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/30/21 at 0.060%, due on 07/01/21 with a maturity value of $5,000,008; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 6.125%, maturity dates ranging from 08/15/29 - 02/15/31, and an aggregate market value of $5,100,002.	5,000,000	5,000,000
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $13,005,435; collateralized by U.S. Treasury Obligations at 0.125%, maturing 05/31/23, and various Common Stock with an aggregate market value of $14,293,861.	13,000,000	13,000,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $800,004; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $816,001.	800,000	800,000
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $5,100,014; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $5,204,096.	5,100,000	5,100,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
ING Financial Markets LLC Repurchase Agreement dated 06/30/21 at 0.040%, due on 07/01/21 with a maturity value of $7,000,008; collateralized by U.S. Government Agency Obligations with rates ranging from 0.055% - 6.625%, maturity dates ranging from 10/12/21 - 01/04/35, and an aggregate market value of $7,140,023.	7,000,000	$7,000,000
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $5,000,204; collateralized by various Common Stock with an aggregate market value of $5,555,588.	5,000,000	5,000,000
Natwest Market Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $21,000,029; collateralized by U.S. Treasury Obligations with rates ranging from 1.250% - 8.125%, maturity dates ranging from 08/15/21 - 05/15/51, and an aggregate market value of $21,420,030.	21,000,000	21,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $1,300,062; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $1,444,445.	1,300,000	1,300,000
Societe Generale Repurchase Agreement dated 06/30/21 at 0.180%, due on 07/01/21 with a maturity value of $10,000,050; collateralized by various Common Stock with an aggregate market value of $11,111,343.	10,000,000	10,000,000

		85,607,306

Time Deposits—0.4%
ABN AMRO Bank NV 0.080%, 07/01/21	3,000,000	3,000,000
Landesbank Baden-Wuettertemberg (London)
0.130%, 07/01/21	400,000	400,000
0.130%, 07/01/21	3,000,000	3,000,000

Time Deposits—(Continued)
Rabobank (New York) 0.050%, 07/01/21	3,000,000	3,000,000

		9,400,000

Mutual Funds—0.4%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (e)	4,000,000	4,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (e)	5,000,000	5,000,000

		9,000,000

Total Securities Lending Reinvestments (Cost $112,407,089)		112,407,474

Total Investments—104.4% (Cost $1,758,829,336)		2,538,934,198
Other assets and liabilities (net)—(4.4)%		(108,023,669)

Net Assets—100.0%		$2,430,910,529

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $123,572,745 and the collateral received consisted of cash in the amount of $112,406,628 and non-cash collateral with a value of $12,157,617. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2021.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CAD	1,121,602	RBC	07/30/21	USD	905,089	$(293)

Contracts to Deliver
CAD	39,058,420	CIBC	07/30/21	USD	31,773,391	264,969
EUR	15,997,806	CIBC	07/30/21	USD	19,148,792	168,393

Net Unrealized Appreciation						$433,069

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Glossary of Abbreviations

Counterparties

(CIBC)—	Canadian Imperial Bank of Commerce
(RBC)—	Royal Bank of Canada

Currencies

(CAD)—	Canadian Dollar
(EUR)—	Euro
(USD)—	United States Dollar

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$2,380,507,730	$—	$—	$2,380,507,730
Total Short-Term Investment*	—	46,018,994	—	46,018,994
Securities Lending Reinvestments
Certificates of Deposit	—	6,399,356	—	6,399,356
Commercial Paper	—	2,000,812	—	2,000,812
Repurchase Agreements	—	85,607,306	—	85,607,306
Time Deposits	—	9,400,000	—	9,400,000
Mutual Funds	9,000,000	—	—	9,000,000
Total Securities Lending Reinvestments	9,000,000	103,407,474	—	112,407,474
Total Investments	$2,389,507,730	$149,426,468	$—	$2,538,934,198

Collateral for Securities Loaned (Liability)	$—	$(112,406,628)	$—	$(112,406,628)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$433,362	$—	$433,362
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(293)	—	(293)
Total Forward Contracts	$—	$433,069	$—	$433,069

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$2,538,934,198
Cash	4,556
Cash denominated in foreign currencies (c)	3,687
Unrealized appreciation on forward foreign currency exchange contracts	433,362
Receivable for:
Investments sold	6,966,995
Fund shares sold	10,503
Dividends	3,566,549

Total Assets	2,549,919,850
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	293
Collateral for securities loaned	112,406,628
Payables for:
Investments purchased	3,993,074
Fund shares redeemed	894,625
Accrued Expenses:
Management fees	1,087,509
Distribution and service fees	212,811
Deferred trustees’ fees	182,883
Other expenses	231,498

Total Liabilities	119,009,321

Net Assets	$2,430,910,529

Net Assets Consist of:
Paid in surplus	$1,505,773,282
Distributable earnings (Accumulated losses)	925,137,247

Net Assets	$2,430,910,529

Net Assets
Class A	$1,408,715,760
Class B	1,022,194,769
Capital Shares Outstanding*
Class A	90,339,828
Class B	65,918,666
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.59
Class B	15.51

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,758,829,336.
(b)	Includes securities loaned at value of $123,572,745.
(c)	Identified cost of cash denominated in foreign currencies was $3,700.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends (a)	$27,852,256
Securities lending income	121,629

Total investment income	27,973,885
Expenses
Management fees	7,012,940
Administration fees	46,815
Custodian and accounting fees	63,976
Distribution and service fees—Class B	1,255,984
Audit and tax services	22,259
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	40,282
Insurance	7,631
Miscellaneous	16,665

Total expenses	8,517,952
Less management fee waiver	(355,992)
Less broker commission recapture	(12,961)

Net expenses	8,148,999

Net Investment Income	19,824,886

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	197,580,268
Foreign currency transactions	250,608
Forward foreign currency transactions	(1,630,817)

Net realized gain (loss)	196,200,059

Net change in unrealized appreciation (depreciation) on:
Investments	320,112,268
Foreign currency transactions	(20,182)
Forward foreign currency transactions	1,432,912

Net change in unrealized appreciation (depreciation)	321,524,998

Net realized and unrealized gain (loss)	517,725,057

Net Increase (Decrease) in Net Assets From Operations	$537,549,943

(a)	Net of foreign withholding taxes of $430,929.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$19,824,886	$48,304,797
Net realized gain (loss)	196,200,059	(66,334,309)
Net change in unrealized appreciation (depreciation)	321,524,998	38,693,571

Increase (decrease) in net assets from operations	537,549,943	20,664,059

From Distributions to Shareholders
Class A	(28,908,359)	(115,777,540)
Class B	(19,160,481)	(70,994,130)

Total distributions	(48,068,840)	(186,771,670)

Increase (decrease) in net assets from capital share transactions	(450,043,846)	140,877,098

Total increase (decrease) in net assets	39,437,257	(25,230,513)

Net Assets
Beginning of period	2,391,473,272	2,416,703,785

End of period	$2,430,910,529	$2,391,473,272

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	217,756	$3,420,249	9,087,404	$94,859,092
Reinvestments	1,836,618	28,908,359	11,079,190	115,777,540
Redemptions	(25,101,898)	(374,897,266)	(9,665,974)	(114,649,522)

Net increase (decrease)	(23,047,524)	$(342,568,658)	10,500,620	$95,987,110

Class B
Sales	1,642,251	$24,496,767	6,640,891	$69,679,243
Reinvestments	1,223,531	19,160,481	6,826,358	70,994,130
Redemptions	(10,233,188)	(151,132,436)	(8,171,329)	(95,783,385)

Net increase (decrease)	(7,367,406)	$(107,475,188)	5,295,920	$44,889,988

Increase (decrease) derived from capital shares transactions		$(450,043,846)		$140,877,098

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.84		$14.18	$13.26	$16.38	$14.66	$13.97

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.12		0.27	0.31	0.29	0.26	0.33
Net realized and unrealized gain (loss)	2.96		(0.55)	2.77	(2.05)	2.29	1.85

Total income (loss) from investment operations	3.08		(0.28)	3.08	(1.76)	2.55	2.18

Less Distributions
Distributions from net investment income	(0.33)		(0.30)	(0.36)	(0.14)	(0.38)	(0.40)
Distributions from net realized capital gains	0.00		(0.76)	(1.80)	(1.22)	(0.45)	(1.09)

Total distributions	(0.33)		(1.06)	(2.16)	(1.36)	(0.83)	(1.49)

Net Asset Value, End of Period	$15.59		$12.84	$14.18	$13.26	$16.38	$14.66

Total Return (%) (b)	23.93	(c)	(0.27)	25.26	(11.91)	18.28	17.64

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	(d)	0.60	0.59	0.59	0.58	0.59
Net ratio of expenses to average net assets (%) (e)(f)	0.56	(d)	0.57	0.56	0.56	0.55	0.57
Ratio of net investment income (loss) to average net assets (%)	1.69	(d)	2.41	2.28	1.85	1.73	2.43
Portfolio turnover rate (%)	7	(c)	39	23	19	24	16
Net assets, end of period (in millions)	$1,408.7		$1,456.1	$1,458.6	$1,284.2	$1,815.9	$1,401.0

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.76		$14.09	$13.18	$16.29	$14.58	$13.90

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.11		0.24	0.28	0.25	0.22	0.29
Net realized and unrealized gain (loss)	2.94		(0.55)	2.75	(2.04)	2.29	1.84

Total income (loss) from investment operations	3.05		(0.31)	3.03	(1.79)	2.51	2.13

Less Distributions
Distributions from net investment income	(0.30)		(0.26)	(0.32)	(0.10)	(0.35)	(0.36)
Distributions from net realized capital gains	0.00		(0.76)	(1.80)	(1.22)	(0.45)	(1.09)

Total distributions	(0.30)		(1.02)	(2.12)	(1.32)	(0.80)	(1.45)

Net Asset Value, End of Period	$15.51		$12.76	$14.09	$13.18	$16.29	$14.58

Total Return (%) (b)	23.84	(c)	(0.51)	24.95	(12.15)	18.02	17.30

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	(d)	0.85	0.84	0.84	0.83	0.84
Net ratio of expenses to average net assets (%) (e)(f)	0.81	(d)	0.82	0.81	0.81	0.80	0.82
Ratio of net investment income (loss) to average net assets (%)	1.46	(d)	2.16	2.03	1.61	1.48	2.18
Portfolio turnover rate (%)	7	(c)	39	23	19	24	16
Net assets, end of period (in millions)	$1,022.2		$935.3	$958.1	$855.1	$1,112.2	$1,076.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for the six months ended June 30, 2021 and for each of the years ended December 31, 2020, 2019, 2018 and 2017, respectively (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Invesco Comstock Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-12

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of

BHFTI-13

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $46,018,994. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $85,607,306. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

BHFTI-14

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$433,362	Unrealized depreciation on forward foreign currency exchange contracts	$293

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2021.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Canadian Imperial Bank of Commerce	$433,362	$—	$—	$433,362

BHFTI-15

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2021.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Royal Bank of Canada	$293	$—	$—	$293

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$(1,630,817)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$1,432,912

For the six months ended June 30, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$71,613,851

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial

BHFTI-16

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTI-17

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$168,497,819	$0	$640,354,452

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$7,012,940	0.650%	First $500 million
	0.600%	$500 million to $1 billion
	0.525%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$1 billion to $2 billion
0.050%	Over $2 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 were $248,754 and are included in the total amount shown as a management fee waivers in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $107,238 was waived in the aggregate for the six months ended June 30, 2021 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E

BHFTI-18

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the six months ended June 30, 2021 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Invesco Capital Markets, Inc.	$21,535

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$1,776,722,976

Gross unrealized appreciation	787,603,461
Gross unrealized depreciation	(24,959,170)

Net unrealized appreciation (depreciation)	762,644,291

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$50,764,643	$63,978,549	$136,007,027	$271,970,427	$186,771,670	$335,948,976

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$47,928,152	$—	$441,118,383	$(53,216,629)	$435,829,906

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had accumulated short-term capital losses of $5,792,109 and accumulated long-term capital losses of $47,424,520.

BHFTI-19

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-20

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-21

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A, B, and E shares of the Invesco Global Equity Portfolio returned 11.82%, 11.69%, and 11.73%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index (“ACWI”)¹, returned 12.30%.

MARKET ENVIRONMENT / CONDITIONS

The market continued higher in the first half of 2021, with the MSCI ACWI returning 12.30%. The market continued to benefit from (1) the deployment of COVID-19 vaccines, which have meaningfully slowed the spread of the virus, and (2) high levels of monetary and fiscal stimulus, which dulled the economic effects of COVID-19. Moreover, recent inflation readings suggest that real interest rates in the U.S., and across virtually all of the developed world are deeply negative, which is a highly pro cyclical policy stance. Markets were apt to rise with the stimulus interventions that have been deployed, and they have.

Early recoveries have historically usually featured good performance from companies that were the most levered to it. That has been evident this time as well, and those were the commodity and industrial cyclicals stocks. The latter portion of 2020 and most of the first half of 2021 featured this prominently. Near the close of the first half of 2021, however, this began to temper, and growth stocks began to perform better than they had in several quarters, perhaps an indication that a transition was afoot.

For the reporting period, each of the eleven Global Industry Classification sectors (“GICs”) within the benchmark index posted positive returns, led by Energy which rose by more than 28%. Utilities were the weakest; they managed to achieve a return slightly above zero. The remaining sectors all had strong to very strong returns in the first half of the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

On a relative basis, the Portfolio outperformed just four of the eleven GICs for the six-month period ended June 30, 2021, though our results in the Communication Services sector nearly made up for our deficits elsewhere. Overall, security selection was the main detractor versus the benchmark over the period, specifically within Information Technology and Healthcare. Our allocations across sectors were slightly beneficial to relative performance during the period. As it usually does, the Portfolio expressed clear sector biases. Fully 80% of the Portfolio was invested in the Information Technology (31.28%), Communications Services (18.84%), Consumer Discretionary (16.10%) and Industrials (14.64%) sectors. Within these, we found appeal in an abundance of valuable intellectual property, network effects, and structurally growing demand patterns. Our holdings in the developed markets ended the first half of 2021 at 91.12% of the Portfolio and emerging markets comprised 8.39%.

The three negative contributors to performance during the period were Murata Manufacturing Co., Ltd. (Japan), JD.com, Inc. (China) and Sarepta Therapeutics, Inc. (U.S.).

Murata Manufacturing is a major producer of electronic components used in a variety of mobile and industrial applications. Globally, the semiconductor industry has been under a severe supply and production crunch, which has hampered production in an array of industries this year, particularly autos. We believe Murata should benefit from a return to normalizing supply and demand patterns.

JD.com is the second largest e-commerce platform in China and has been executing well. The company added 100 million new customers in 2020 alone and that momentum has continued this year. The shares have been correcting, however, mostly on fears about Chinese government regulatory interventions in e-commerce, but we are not overly concerned. China is a fast-growing consumer market, and we believe JD.com is a winner over the long term, and like any new, fast-growing industry, regulators struggle to keep up with the pace of innovation. The same is true for the U.S. and its internet behemoths.

Sarepta Therapeutics is a gene therapy company that had a clinical trial failure related to a treatment for Duchenne Muscular Dystrophy. In the wake of that development, we decided to eliminate the position from the Portfolio during the reporting period.

The three major positive equity contributors to performance during the period were Alphabet, Inc. (U.S.), LVMH Moet Hennessy Luis Vuitton SE (France) and Facebook, Inc. (U.S.).

Alphabet is our largest holding. The company has a collection of businesses that possess large competitive moats which we believe are well positioned for the future. In our view, it is the leading company in many of the most relevant technology trends now and in the visible future.

LVMH Moet Hennessy Luis Vuitton has been hitting on all cylinders of late. Luxury goods have done surprisingly well through the pandemic and stand to benefit from the full return of travel and tourism, which is unfolding.

Facebook is a major beneficiary of growth in digital advertising, which continues to take share from other ad supported models, such as television, radio, and print media. This shift shows no sign of waning. Despite its advantages, and the steadiness of its growth, the valuation remains modest, in our view.

Our thematic, long-term investment style leads us towards what we believe are quality businesses with sustainability of both enterprise and advantaged position. We hope to buy these at prices that do not fully reflect their future value, usually because the current understanding of that value by the market is misestimated for a reason that is temporary. Unpopularity is a price we are willing to incur for a while. Also, it has been our experience that competitively advantaged companies in ascendant industries can create economic value that can go on for decades. Therefore, we think and behave with a long-term focus.

BHFTI-1

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

At the end of the reporting period, the Portfolio was overweight Information Technology, Communication Services, Industrials and Consumer Discretionary sectors. The Portfolio was underweight Financials, Consumer Staples, Materials, Energy, Utilities, Health Care and Real Estate sectors. Over the course of the period, there were no wholesale shifts in our sector allocations. The Portfolio did not utilize any derivatives for the period ending June 30, 2021.

John Delano

Portfolio Manager

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI ACWI is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed and 27 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

BHFTI-2

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ACWI (ALL COUNTRY WORLD INDEX)

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
Invesco Global Equity Portfolio
Class A	11.82	45.63	19.70	12.26
Class B	11.69	45.29	19.40	11.98
Class E	11.73	45.39	19.51	12.09
MSCI ACWI (All Country World Index)	12.30	39.26	14.62	9.90

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
Alphabet, Inc. - Class A	10.5
Facebook, Inc. - Class A	5.2
LVMH Moet Hennessy Louis Vuitton SE	5.0
Intuit, Inc.	5.0
S&P Global, Inc.	4.6
Adobe, Inc.	4.4
JD.com, Inc.(ADR)	3.7
Nidec Corp.	3.2
Kering S.A.	3.1
Maxim Integrated Products, Inc.	3.0

Top Countries

% of Net Assets
United States	55.3
Japan	12.8
France	11.3
China	4.1
India	3.4
Sweden	3.2
Germany	2.5
United Kingdom	2.4
Spain	1.1
Switzerland	0.9

BHFTI-3

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Global Equity Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.56%	$1,000.00	$1,118.20	$2.94
	Hypothetical*	0.56%	$1,000.00	$1,022.02	$2.81

Class B (a)	Actual	0.81%	$1,000.00	$1,116.90	$4.25
	Hypothetical*	0.81%	$1,000.00	$1,020.78	$4.06

Class E (a)	Actual	0.71%	$1,000.00	$1,117.30	$3.73
	Hypothetical*	0.71%	$1,000.00	$1,021.27	$3.56

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—99.5% of Net Assets

Security Description	Shares	Value

Brazil—0.8%
StoneCo, Ltd. - Class A (a)	193,625	$12,984,493

China—4.1%
JD.com, Inc. (ADR) (a)	717,623	57,273,491
Meituan - Class B (a)	156,500	6,463,696

		63,737,187

Denmark—0.4%
Ambu A/S - Class B (b)	131,522	5,054,828
Ascendis Pharma A/S (ADR) (a)	5,861	771,015

		5,825,843

France—11.3%
Airbus SE (a)	353,674	45,546,316
Dassault Systemes SE	20,157	4,890,085
Kering S.A.	54,716	47,880,364
LVMH Moet Hennessy Louis Vuitton SE	97,774	76,768,910

		175,085,675

Germany—2.5%
SAP SE	271,818	38,352,827

India—3.4%
DLF, Ltd.	7,952,114	30,125,362
ICICI Bank, Ltd. (ADR) (a) (b)	1,345,542	23,008,768

		53,134,130

Italy—0.3%
Brunello Cucinelli S.p.A. (a) (b)	87,383	5,120,728

Japan—12.8%
Capcom Co., Ltd.	268,300	7,851,315
FANUC Corp.	67,700	16,319,107
Keyence Corp.	74,100	37,379,283
Murata Manufacturing Co., Ltd.	489,400	37,346,142
Nidec Corp.	431,600	49,988,041
Omron Corp.	253,900	20,124,019
Takeda Pharmaceutical Co., Ltd.	183,981	6,179,011
TDK Corp.	179,400	21,796,573

		196,983,491

Netherlands—0.9%
ASML Holding NV	14,364	9,889,634
uniQure NV (a)	116,633	3,592,297

		13,481,931

Spain—1.2%
Industria de Diseno Textil S.A	502,919	17,721,261

Sweden—3.2%
Assa Abloy AB - Class B	723,557	21,799,977
Atlas Copco AB - A Shares	451,991	27,689,917

		49,489,894

Switzerland—0.9%
Lonza Group AG	10,054	7,127,207
Zur Rose Group AG (a)	19,536	7,486,978

		14,614,185

United Kingdom—2.4%
Farfetch, Ltd. - Class A (a) (b)	415,083	20,903,580
Prudential plc	873,298	16,569,818

		37,473,398

United States—55.3%
Adobe, Inc. (a)	117,203	68,638,765
Agilent Technologies, Inc.	209,856	31,018,815
Alphabet, Inc. - Class A (a)	66,247	161,761,262
Amazon.com, Inc. (a)	4,147	14,266,343
Analog Devices, Inc.	19,491	3,355,571
Avantor, Inc. (a) (b)	663,958	23,577,149
Boston Scientific Corp. (a)	189,376	8,097,718
Castle Biosciences, Inc. (a) (b)	45,982	3,371,860
Charles River Laboratories International, Inc. (a)	21,303	7,880,406
Dun & Bradstreet Holdings, Inc. (a) (b)	113,373	2,422,781
Electronic Arts, Inc.	80,421	11,566,952
Equifax, Inc.	118,437	28,366,846
Facebook, Inc. - Class A (a)	231,745	80,580,054
Fate Therapeutics, Inc. (a) (b)	33,534	2,910,416
Fidelity National Information Services, Inc.	132,164	18,723,674
Illumina, Inc. (a)	25,280	11,962,749
Intuit, Inc.	156,534	76,728,271
Intuitive Surgical, Inc. (a)	7,623	7,010,416
IQVIA Holdings, Inc. (a)	40,285	9,761,861
Marriott International, Inc. - Class A (a)	14,140	1,930,393
Maxim Integrated Products, Inc.	439,927	46,350,709
Microsoft Corp.	55,288	14,977,519
PayPal Holdings, Inc. (a)	146,548	42,715,811
Pegasystems, Inc. (b)	66,777	9,294,691
Phathom Pharmaceuticals, Inc. (a) (b)	126,977	4,298,171
Qualtrics International, Inc. - Class A (a) (b)	67,791	2,593,006
S&P Global, Inc.	171,761	70,499,302
Twist Bioscience Corp. (a) (b)	6,567	875,053
United Parcel Service, Inc. - Class B	164,522	34,215,640
Veracyte, Inc. (a) (b)	187,341	7,489,893
Visa, Inc. - A Shares	75,821	17,728,466
Walt Disney Co. (The) (a)	163,603	28,756,499

		853,727,062

Total Common Stocks (Cost $665,382,917)		1,537,732,105

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Short-Term Investment—0.3%

Security Description	Principal Amount*	Value

Repurchase Agreement—0.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $4,748,623; collateralized by U.S. Treasury Note at 0.250%, maturing 01/15/25, with a market value of $4,843,611.	4,748,623	$4,748,623

Total Short-Term Investments (Cost $4,748,623)		4,748,623

Securities Lending Reinvestments (c)—2.5%

Certificates of Deposit—0.1%
Agricultural Bank of China 0.100%, 07/01/21	200,000	200,000
Royal Bank of Canada New York 0.240%, 3M LIBOR + 0.040%, 10/05/21 (d)	1,000,000	1,000,177

		1,200,177

Repurchase Agreements—1.0%
Barclays Bank plc Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $600,003; collateralized by various Common Stock with an aggregate market value of $666,718.	600,000	600,000
Barclays Capital, Inc. Repurchase Agreement dated 06/30/21 at 0.030%, due on 07/01/21 with a maturity value of $821,370; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/29 - 11/15/43, and an aggregate market value of $837,796.	821,369	821,369
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $3,001,254; collateralized by U.S. Treasury Obligations at 2.000%, maturing 11/30/22, and various Common Stock with an aggregate market value of $3,294,682.	3,000,000	3,000,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $100,000; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $102,000.	100,000	100,000
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $800,002; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $816,329.	800,000	800,000
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $4,000,163; collateralized by various Common Stock with an aggregate market value of $4,444,470.	4,000,000	4,000,000

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $1,800,086; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $2,000,001.	1,800,000	1,800,000
Repurchase Agreement dated 06/30/21 at 0.260%, due on 07/07/21 with a maturity value of $100,005; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 3.875%, maturity dates ranging from 12/31/23 - 04/15/29, and various Common Stock with an aggregate market value of $111,131.	100,000	100,000
Societe Generale Repurchase Agreement dated 06/30/21 at 0.180%, due on 07/01/21 with a maturity value of $4,000,020; collateralized by various Common Stock with an aggregate market value of $4,444,537.	4,000,000	4,000,000

		15,221,369

Time Deposits—0.1%
Landesbank Baden-Wuettertemberg (London) 0.130%, 07/01/21	200,000	200,000
National Bank of Canada 0.130%, OBFR + 0.050%, 07/07/21 (d)	1,000,000	1,000,000

		1,200,000

Mutual Funds—1.3%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (e)	5,000,000	5,000,000
Fidelity Government Portfolio, Institutional Class 0.010% (e)	5,000,000	5,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020 (e)	5,000,000	5,000,000
Wells Fargo Government Money Market Fund, Select Class 0.030% (e)	5,000,000	5,000,000

		20,000,000

Total Securities Lending Reinvestments (Cost $37,621,369)		37,621,546

Total Investments—102.3% (Cost $707,752,909)		1,580,102,274
Other assets and liabilities (net)—(2.3)%		(35,805,485)

Net Assets—100.0%		$1,544,296,789

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $36,082,964 and the collateral received consisted of cash in the amount of $37,621,369. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2021.

Ten Largest Industries as of June 30, 2021 (Unaudited)	% of Net Assets
Interactive Media & Services	15.7
Software	13.9
Textiles, Apparel & Luxury Goods	8.4
Electronic Equipment, Instruments & Components	7.5
Internet & Direct Marketing Retail	6.4
IT Services	6.0
Life Sciences Tools & Services	5.9
Capital Markets	4.6
Semiconductors & Semiconductor Equipment	3.9
Electrical Equipment	3.2

Glossary of Abbreviations

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$12,984,493	$—	$—	$12,984,493
China	57,273,491	6,463,696	—	63,737,187
Denmark	771,015	5,054,828	—	5,825,843
France	—	175,085,675	—	175,085,675
Germany	—	38,352,827	—	38,352,827
India	23,008,768	30,125,362	—	53,134,130
Italy	—	5,120,728	—	5,120,728
Japan	—	196,983,491	—	196,983,491
Netherlands	3,592,297	9,889,634	—	13,481,931
Spain	—	17,721,261	—	17,721,261
Sweden	—	49,489,894	—	49,489,894
Switzerland	—	14,614,185	—	14,614,185
United Kingdom	20,903,580	16,569,818	—	37,473,398
United States	853,727,062	—	—	853,727,062
Total Common Stocks	972,260,706	565,471,399	—	1,537,732,105
Total Short-Term Investment*	—	4,748,623	—	4,748,623
Securities Lending Reinvestments
Certificates of Deposit	—	1,200,177	—	1,200,177
Repurchase Agreements	—	15,221,369	—	15,221,369
Time Deposits	—	1,200,000	—	1,200,000
Mutual Funds	20,000,000	—	—	20,000,000
Total Securities Lending Reinvestments	20,000,000	17,621,546	—	37,621,546
Total Investments	$992,260,706	$587,841,568	$—	$1,580,102,274

Collateral for Securities Loaned (Liability)	$—	$(37,621,369)	$—	$(37,621,369)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$1,580,102,274
Cash denominated in foreign currencies (c)	372,763
Receivable for:
Investments sold	3,777,580
Fund shares sold	159,113
Dividends	597,702

Total Assets	1,585,009,432
Liabilities
Collateral for securities loaned	37,621,369
Payables for:
Fund shares redeemed	1,264,409
Foreign taxes	618,926
Accrued Expenses:
Management fees	659,108
Distribution and service fees	85,313
Deferred trustees’ fees	199,060
Other expenses	264,458

Total Liabilities	40,712,643

Net Assets	$1,544,296,789

Net Assets Consist of:
Paid in surplus	$589,558,351
Distributable earnings (Accumulated losses) (d)	954,738,438

Net Assets	$1,544,296,789

Net Assets
Class A	$1,117,160,678
Class B	403,589,834
Class E	23,546,277
Capital Shares Outstanding*
Class A	35,425,258
Class B	12,882,790
Class E	749,570
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$31.54
Class B	31.33
Class E	31.41

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $707,752,909.
(b)	Includes securities loaned at value of $36,082,964.
(c)	Identified cost of cash denominated in foreign currencies was $374,617.
(d)	Includes foreign capital gains tax of $618,926.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends (a)	$4,477,570
Securities lending income	41,552

Total investment income	4,519,122
Expenses
Management fees	4,919,722
Administration fees	31,773
Custodian and accounting fees	87,090
Distribution and service fees—Class B	487,520
Distribution and service fees—Class E	16,715
Audit and tax services	27,442
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	42,591
Insurance	4,959
Miscellaneous	16,259

Total expenses	5,685,471
Less management fee waiver	(1,039,375)

Net expenses	4,646,096

Net Investment Loss	(126,974)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments (b)	84,596,129
Foreign currency transactions	16,275

Net realized gain (loss)	84,612,404

Net change in unrealized appreciation (depreciation) on:
Investments (c)	83,746,878
Foreign currency transactions	(66,388)

Net change in unrealized appreciation (depreciation)	83,680,490

Net realized and unrealized gain (loss)	168,292,894

Net Increase (Decrease) in Net Assets From Operations	$168,165,920

(a)	Net of foreign withholding taxes of $346,856.
(b)	Net of foreign capital gains tax of $9,075.
(c)	Includes change in foreign capital gains tax of $(367,217).

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(126,974)	$1,428,936
Net realized gain (loss)	84,612,404	62,280,559
Net change in unrealized appreciation (depreciation)	83,680,490	271,632,004

Increase (decrease) in net assets from operations	168,165,920	335,341,499

From Distributions to Shareholders
Class A	(45,961,149)	(10,857,755)
Class B	(16,173,184)	(3,136,422)
Class E	(937,943)	(193,069)

Total distributions	(63,072,276)	(14,187,246)

Increase (decrease) in net assets from capital share transactions	(46,309,080)	(189,816,415)

Total increase (decrease) in net assets	58,784,564	131,337,838

Net Assets
Beginning of period	1,485,512,225	1,354,174,387

End of period	$1,544,296,789	$1,485,512,225

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	291,911	$8,930,111	600,341	$13,082,260
Reinvestments	1,475,952	45,961,149	490,635	10,857,755
Redemptions	(2,762,775)	(85,166,721)	(6,347,415)	(154,461,981)

Net increase (decrease)	(994,912)	$(30,275,461)	(5,256,439)	$(130,521,966)

Class B
Sales	441,411	$13,352,601	672,658	$14,712,414
Reinvestments	522,896	16,173,184	142,435	3,136,422
Redemptions	(1,494,775)	(45,475,038)	(3,101,247)	(73,730,074)

Net increase (decrease)	(530,468)	$(15,949,253)	(2,286,154)	$(55,881,238)

Class E
Sales	15,113	$458,486	64,533	$1,494,959
Reinvestments	30,237	937,943	8,756	193,069
Redemptions	(49,286)	(1,480,795)	(219,498)	(5,101,239)

Net increase (decrease)	(3,936)	$(84,366)	(146,209)	$(3,413,211)

Increase (decrease) derived from capital shares transactions		$(46,309,080)		$(189,816,415)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$29.42		$23.28	$20.45	$26.14	$19.28	$20.49

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.01		0.04	0.20	0.28	0.21	0.23 (b)
Net realized and unrealized gain (loss)	3.45		6.37	5.90	(3.18)	6.91	(0.24)

Total income (loss) from investment operations	3.46		6.41	6.10	(2.90)	7.12	(0.01)

Less Distributions
Distributions from net investment income	(0.04)		(0.21)	(0.26)	(0.33)	(0.26)	(0.23)
Distributions from net realized capital gains	(1.30)		(0.06)	(3.01)	(2.46)	0.00	(0.97)

Total distributions	(1.34)		(0.27)	(3.27)	(2.79)	(0.26)	(1.20)

Net Asset Value, End of Period	$31.54		$29.42	$23.28	$20.45	$26.14	$19.28

Total Return (%) (c)	11.82	(d)	27.92	31.91	(12.96)	37.12	0.46

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.70	(e)	0.70	0.70	0.71	0.71	0.71
Net ratio of expenses to average net assets (%) (f)(g)	0.56	(e)	0.58	0.59	0.61	0.60	0.63
Ratio of net investment income (loss) to average net assets (%)	0.05	(e)	0.18	0.91	1.12	0.90	1.23 (b)
Portfolio turnover rate (%)	4	(d)	9	8	17	9	19
Net assets, end of period (in millions)	$1,117.2		$1,071.4	$970.2	$834.2	$1,052.8	$925.5

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$29.23		$23.13	$20.33	$25.99	$19.18	$20.38

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)		(0.02)	0.15	0.22	0.15	0.19 (b)
Net realized and unrealized gain (loss)	3.43		6.33	5.85	(3.16)	6.86	(0.24)

Total income (loss) from investment operations	3.40		6.31	6.00	(2.94)	7.01	(0.05)

Less Distributions
Distributions from net investment income	0.00		(0.15)	(0.19)	(0.26)	(0.20)	(0.18)
Distributions from net realized capital gains	(1.30)		(0.06)	(3.01)	(2.46)	0.00	(0.97)

Total distributions	(1.30)		(0.21)	(3.20)	(2.72)	(0.20)	(1.15)

Net Asset Value, End of Period	$31.33		$29.23	$23.13	$20.33	$25.99	$19.18

Total Return (%) (c)	11.69	(d)	27.58	31.57	(13.14)	36.73	0.20

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95	(e)	0.95	0.95	0.96	0.96	0.96
Net ratio of expenses to average net assets (%) (f)(g)	0.81	(e)	0.83	0.84	0.86	0.85	0.88
Ratio of net investment income (loss) to average net assets (%)	(0.20	)(e)	(0.07)	0.67	0.87	0.65	1.01 (b)
Portfolio turnover rate (%)	4	(d)	9	8	17	9	19
Net assets, end of period (in millions)	$403.6		$392.1	$363.1	$319.4	$407.1	$354.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$29.29		$23.18	$20.37	$26.04	$19.21	$20.41

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		0.01	0.17	0.24	0.17	0.21 (b)
Net realized and unrealized gain (loss)	3.44		6.34	5.87	(3.17)	6.89	(0.24)

Total income (loss) from investment operations	3.42		6.35	6.04	(2.93)	7.06	(0.03)

Less Distributions
Distributions from net investment income	0.00		(0.18)	(0.22)	(0.28)	(0.23)	(0.20)
Distributions from net realized capital gains	(1.30)		(0.06)	(3.01)	(2.46)	0.00	(0.97)

Total distributions	(1.30)		(0.24)	(3.23)	(2.74)	(0.23)	(1.17)

Net Asset Value, End of Period	$31.41		$29.29	$23.18	$20.37	$26.04	$19.21

Total Return (%) (c)	11.73	(d)	27.69	31.71	(13.07)	36.90	0.31

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	(e)	0.85	0.85	0.86	0.86	0.86
Net ratio of expenses to average net assets (%) (f)(g)	0.71	(e)	0.73	0.74	0.76	0.75	0.78
Ratio of net investment income (loss) to average net assets (%)	(0.10	)(e)	0.03	0.77	0.97	0.75	1.12 (b)
Portfolio turnover rate (%)	4	(d)	9	8	17	9	19
Net assets, end of period (in millions)	$23.5		$22.1	$20.9	$18.1	$24.2	$20.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for the six months ended June 30, 2021 and for each of the year ended December 31, 2020 and 2019 (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Invesco Global Equity Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-13

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization

BHFTI-14

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $4,748,623. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $15,221,369. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

BHFTI-15

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate

BHFTI-16

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$60,567,392	$0	$170,492,301

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$4,919,722	0.700%	First $100 million
	0.680%	$100 million to $250 million
	0.670%	$250 million to $500 million
	0.660%	$500 million to $750 million
	0.650%	Over $750 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.110%	First $100 million
0.140%	$100 million to $250 million
0.130%	$250 million to $300 million
0.160%	$300 million to $350 million
0.140%	$350 million to $500 million
0.130%	$500 million to $600 million
0.140%	$600 million to $750 million
0.130%	Over $750 million

BHFTI-17

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

An identical agreement was in place for the period January 1, 2021 to April 29, 2021. Amounts waived for the six months ended June 30, 2021 were $986,920 and are included in the amount shown as a management fee waiver in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $52,455 was waived in the aggregate for the six months ended June 30, 2021 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the six months ended June 30, 2021, the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Invesco Capital Markets, Inc.	$182

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$708,753,763

Gross unrealized appreciation	874,845,435
Gross unrealized depreciation	(3,496,924)

Net unrealized appreciation (depreciation)	$871,348,511

BHFTI-18

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$10,944,635	$14,732,606	$3,242,611	$161,525,083	$14,187,246	$176,257,689

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$1,294,857	$61,493,269	$787,047,101	$—	$849,835,227

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-19

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-20

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary

PERFORMANCE

For the six months ended June 30, 2021, the Class A, B, and E shares of the Invesco Small Cap Growth Portfolio returned 8.69%, 8.60%, and 8.62%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index¹, returned 8.98%.

MARKET ENVIRONMENT / CONDITIONS

U.S. political unrest and rising COVID-19 infection rates marked the start of the first quarter. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January 2021. Corporate earnings generally beat expectations, but market volatility rose during the first quarter as investors worried about rising bond yields and inflation. Despite the Federal Reserve’s (the “Fed”) commitment to an accommodative policy, the 10-year U.S. Treasury yield rose from 0.92% at year end to 1.74% at first quarter end. As a result, fixed income asset classes underperformed for the quarter. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery, spurring a shift in market leadership. Sectors linked to reopening outperformed, while “stay-at-home” sectors lagged. The S&P 500 Index returned 6.17% in the first quarter, with Energy and Financials having the highest returns; Consumer Staples and Information Technology (“IT”) had the lowest. Given the shift, value stocks outperformed growth for the first quarter, with the Russell 1000 Value Index returning 11.89% versus 0.94% for the Russell 1000 Growth Index.

The U.S. stock market once again hit new highs in the second quarter 2021, despite higher volatility stemming from inflation concerns and potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that U.S. gross domestic product grew at a 6.4% annualized rate for the first quarter of 2021. Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. The Consumer Price Index, which has risen each month since January, rose 5% for the 12 months ended May 31, 2021, its largest increase since August 31, 2008, when it rose 5.3%. Despite rising inflation, the Fed has indicated it will likely wait until 2023 or later to raise the federal funds rate from its current level. Market leadership shifted again during the second quarter, as the Russell 1000 Growth Index returned 11.93% and the Russell 1000 Value Index returned 5.21%. The S&P 500 Index returned 8.55% for the quarter ended June 30, 2021.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the six months ended June 30, 2021, the Portfolio delivered a positive return, but underperformed the Russell 2000 Growth Index. Stock selection and an overweight in the IT sector was the leading detractor from relative performance as investors repositioned portfolios away from high growth Technology names and into cyclical and defensive areas of the market. The Consumer Discretionary, Consumer Staples, and Financials sectors were a drag on relative results due to stock selection. The Portfolio’s ancillary cash position was also a drag on results in a mostly positive market. The leading contributors to relative performance included stock selection in the Industrials, Health Care, and Real Estate sectors. An overweight in the Industrials sector was also beneficial as cyclical names rebounded along with the recovering economy. The Portfolio’s underweight in the Health Care sector, and lack of exposure in the Utilities sector contributed to results as well.

The leading relative detractor was iRhythm Technologies, which faced headwinds due to Medicare reimbursement rates that were slashed for its core offering, heart monitoring products. The reduction in reimbursement rates impaired sales and the company warned it could be forced to eliminate some of its services if the rates were not revised upward. The company experienced additional selling pressure in June after the CEO announced he would be stepping down but will stay on to assist with the leadership transition. Despite these concerns, we think unit volume metrics are still compelling and doing better than estimates. Additionally, the company’s technology is highly valued by health care providers.

Another leading detractor during the period was Array Technologies, which is a global leader in the manufacturing of ground-mounting systems used in solar energy projects. In the first quarter, the company’s earning results slightly missed expectations and full year guidance was withdrawn, causing its share price to decline. With the subsequent rise in steel and freight costs, Array is reviewing all its contracts with customers and plans to raise the price on the contracts, but we think it’s possible the higher costs will cause project delays as customers anticipate steel costs to decline.

Biotechnology company, ChemoCentryx faced headwinds during the period following the results of an FDA advisory committee, which offered a split opinion on the efficacy data needed to support an FDA approval for Avacopan, a treatment for a rare kidney disease. This was a negative surprise to us since the treatment had strong Phase III clinical results. There is still the possibility that the treatment will receive FDA approval, however the split decision from the committee signals to us that there are some doubts.

The leading driver of positive performance was Plug Power. Shares of the hydrogen fuel cell company were sent soaring early in the year following the announcement of a new partnership with South Korean industrial company, SK Group. The new alliance will give Plug Power access to South Korea’s “Hydrogen Economy Roadmap”, which plans to put 6 million hydrogen fuel cell cars on the road in South Korea over the next 20 years. A joint venture with French company, Renault was also announced, targeting 30% hydrogen fuel cells in Europe for the light commercial vehicle market. Both announcements were well received and represent a significant expansion of the total addressable market. We exited the position due to its market capitalization, which reached $30 billion.

BHFTI-1

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary—(Continued)

Intellia Therapeutics develops biopharmaceuticals using revolutionary gene editing technology and was also among the leading absolute contributors during the period. The biotech company benefitted from encouraging interim results from its early-stage clinical study evaluating a treatment for a rare genetic disease. The results were the first ever clinical data that supported the safety and efficacy of its gene editing technology in the human body. Additionally, the company disclosed for the first time its Cytosine Base Editor, which has potential applications in aiding certain oncology therapies.

Welbilt, a commercial foodservice company, rallied late in the period following an announcement that they were to be acquired by a larger competitor for a 28% premium to its 30-day average share price in an all-stock transaction. Later, another competitor announced they would also attempt to acquire Welbilt, which sent shares even higher as enthusiastic investors sought to take advantage of a potential bidding war.

All positioning changes were based on bottom-up stock selection while disciplined portfolio construction acts as a risk control and ensures alignment with small-cap market sector exposure with modest over- and under-weights. The Portfolio tends to have higher quality and larger market cap biases relative to the Russell 2000 Growth Index. Our long-term investment horizon leads to relatively low turnover. During the reporting period, we’ve taken a barbell approach with some exposure to cyclical areas of the market combined with a reduction in some secular growth areas.

At the period end, structural underweights included real estate investment trusts (“REITs”) and pharma/biotech. To manage risk of binary events, companies with either Phase III clinical data showing proven efficacy, or an existing revenue stream are preferred.

At period end, opportunities and themes in the Portfolio included: Economy reopening (regional casinos, leisure resorts, business conference facilities, restaurants, infrastructure spending, industrial materials demand, auto, apparel), Clean/Renewable Energy (solar power collection/management/storage, electric vehicles, fuel cell technology, electric power management, rare earth elements), Work from Home/New Normal beneficiaries (ecommerce, distribution center and data center REITs, on-line betting, niche software enabling digital transformation and remote operations), Millennial household formation, historically low interest rates, and limited housing inventory (home improvement, building materials, furniture, homebuilders).

Relative to the Russell 2000 Growth Index, the Portfolio’s largest overweights were in semiconductors & semiconductor equipment, software & services, capital goods, retailing and consumer services industry groups. The largest underweights were in the consumer durables & apparel, pharmaceuticals, biotechnology & life sciences, real estate, utilities and health care equipment & services industry groups

Juan Hartsfield

Clay Manley

Justin Sander

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
Invesco Small Cap Growth Portfolio
Class A	8.69	62.37	21.80	15.64
Class B	8.60	62.05	21.49	15.36
Class E	8.62	62.23	21.61	15.47
Russell 2000 Growth Index	8.98	51.36	18.77	13.52

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
CareDx, Inc.	1.8
Repligen Corp.	1.7
Twist Bioscience Corp.	1.5
Lattice Semiconductor Corp.	1.5
Natera, Inc.	1.5
Welbilt, Inc.	1.4
Caesars Entertainment, Inc.	1.3
RH	1.2
Overstock.com, Inc.	1.2
Bill.com Holdings, Inc.	1.2

Top Sectors

% of Net Assets
Health Care	28.4
Information Technology	24.5
Industrials	19.2
Consumer Discretionary	14.6
Materials	3.7
Financials	3.0
Consumer Staples	2.2
Communication Services	0.8
Real Estate	0.6

BHFTI-3

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.78%	$1,000.00	$1,086.90	$4.04
	Hypothetical*	0.78%	$1,000.00	$1,020.93	$3.91

Class B (a)	Actual	1.03%	$1,000.00	$1,086.00	$5.33
	Hypothetical*	1.03%	$1,000.00	$1,019.69	$5.16

Class E (a)	Actual	0.93%	$1,000.00	$1,086.20	$4.81
	Hypothetical*	0.93%	$1,000.00	$1,020.18	$4.66

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—97.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.4%
Mercury Systems, Inc. (a)	68,209	$4,520,892

Auto Components—1.7%
Fox Factory Holding Corp. (a)	84,040	13,081,666
Visteon Corp. (a)	72,723	8,795,120

		21,876,786

Automobiles—0.7%
Harley-Davidson, Inc.	205,628	9,421,875

Beverages—0.8%
Boston Beer Co., Inc. (The) - Class A (a)	10,629	10,850,083

Biotechnology—10.3%
Abcam plc (a)	360,388	6,876,867
Ascendis Pharma A/S (ADR) (a)	49,372	6,494,886
CareDx, Inc. (a)	261,163	23,901,638
ChemoCentryx, Inc. (a) (b)	92,589	1,239,767
Halozyme Therapeutics, Inc. (a) (b)	324,944	14,755,707
Heron Therapeutics, Inc. (a) (b)	231,468	3,592,383
Immunovant, Inc. (a) (b)	122,054	1,290,111
Intellia Therapeutics, Inc. (a) (b)	87,486	14,164,858
Iovance Biotherapeutics, Inc. (a) (b)	133,139	3,464,277
Kodiak Sciences, Inc. (a) (b)	53,137	4,941,741
Mirati Therapeutics, Inc. (a)	30,166	4,872,714
Natera, Inc. (a)	171,036	19,417,717
Sage Therapeutics, Inc. (a) (b)	61,223	3,478,079
Translate Bio, Inc. (a) (b)	264,313	7,279,180
Twist Bioscience Corp. (a) (b)	150,356	20,034,937

		135,804,862

Building Products—2.5%
Builders FirstSource, Inc. (a)	363,943	15,525,809
Simpson Manufacturing Co., Inc.	67,846	7,492,912
Trex Co., Inc. (a) (b)	101,376	10,361,641

		33,380,362

Capital Markets—1.9%
LPL Financial Holdings, Inc.	108,322	14,621,303
Morningstar, Inc.	41,072	10,560,022

		25,181,325

Chemicals—2.1%
Axalta Coating Systems, Ltd. (a)	262,744	8,011,064
Danimer Scientific, Inc. (a) (b)	265,073	6,640,079
Element Solutions, Inc.	579,593	13,550,884

		28,202,027

Commercial Services & Supplies—1.3%
Clean Harbors, Inc. (a)	113,013	10,526,031
IAA, Inc. (a)	130,456	7,115,070

		17,641,101

Construction & Engineering—2.3%
AECOM (a)	168,217	10,651,501
Construction Partners, Inc. - Class A (a) (b)	286,071	8,982,629
Valmont Industries, Inc. (b)	47,240	11,151,002

		30,785,132

Construction Materials—0.7%
Eagle Materials, Inc.	63,613	9,040,043

Consumer Finance—0.4%
LendingTree, Inc. (a)	24,101	5,106,520

Distributors—0.8%
Pool Corp.	23,020	10,558,353

Diversified Telecommunication Services—0.8%
Iridium Communications, Inc. (a)	264,823	10,590,272

Electrical Equipment—2.5%
Array Technologies, Inc. (a)	234,143	3,652,631
Generac Holdings, Inc. (a)	19,562	8,121,164
Shoals Technologies Group, Inc. - Class A (a)	267,833	9,508,071
Vicor Corp. (a)	107,394	11,355,842

		32,637,708

Electronic Equipment, Instruments & Components—2.8%
Fabrinet (a)	93,846	8,997,016
II-VI, Inc. (a) (b)	138,325	10,041,012
IPG Photonics Corp. (a)	39,171	8,256,071
Littelfuse, Inc.	39,333	10,021,655

		37,315,754

Equity Real Estate Investment Trusts—0.6%
EastGroup Properties, Inc.	49,871	8,201,286

Food & Staples Retailing—0.7%
Performance Food Group Co. (a)	184,993	8,970,311

Health Care Equipment & Supplies—7.3%
AtriCure, Inc. (a)	168,059	13,332,120
CONMED Corp. (b)	77,376	10,633,784
CryoPort, Inc. (a) (b)	192,165	12,125,612
Inari Medical, Inc. (a)	124,331	11,597,596
Insulet Corp. (a)	35,752	9,814,282
iRhythm Technologies, Inc. (a)	59,501	3,947,891
Masimo Corp. (a)	40,141	9,732,185
Mesa Laboratories, Inc. (b)	25,647	6,954,697
Nevro Corp. (a)	58,677	9,728,060
Tandem Diabetes Care, Inc. (a)	91,293	8,891,938

		96,758,165

Health Care Providers & Services—0.7%
LHC Group, Inc. (a) (b)	46,792	9,370,566

Health Care Technology—0.8%
Schrodinger, Inc. (a) (b)	132,277	10,001,464

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—5.5%
Caesars Entertainment, Inc. (a)	169,473	$17,582,824
Marriott Vacations Worldwide Corp. (a)	69,529	11,075,970
Penn National Gaming, Inc. (a) (b)	154,939	11,851,284
Planet Fitness, Inc. - Class A (a)	125,893	9,473,448
Texas Roadhouse, Inc.	124,277	11,955,447
Wingstop, Inc.	65,942	10,394,438

		72,333,411

Household Durables—0.8%
Installed Building Products, Inc.	85,931	10,514,517

Insurance—0.3%
Goosehead Insurance, Inc. - Class A	29,919	3,808,689

Internet & Direct Marketing Retail—1.5%
Overstock.com, Inc. (a) (b)	174,671	16,104,666
Shutterstock, Inc.	42,069	4,129,914

		20,234,580

IT Services—0.4%
BigCommerce Holdings, Inc. (a)	84,164	5,463,927

Life Sciences Tools & Services—8.5%
Adaptive Biotechnologies Corp. (a) (b)	133,013	5,434,911
Avantor, Inc. (a)	443,489	15,748,294
Bio-Techne Corp. (b)	23,984	10,799,036
Bruker Corp.	127,894	9,717,386
Maravai LifeSciences Holdings, Inc. - Class A (a)	327,656	13,673,085
NanoString Technologies, Inc. (a) (b)	145,811	9,447,095
NeoGenomics, Inc. (a) (b)	229,691	10,375,143
Repligen Corp. (a)	114,877	22,931,747
Syneos Health, Inc. (a)	165,819	14,839,142

		112,965,839

Machinery—6.0%
Evoqua Water Technologies Corp. (a)	326,373	11,024,880
Kennametal, Inc. (b)	233,516	8,387,895
Kornit Digital, Ltd. (a)	122,115	15,182,558
Nordson Corp.	37,584	8,250,064
Terex Corp.	187,939	8,949,655
Timken Co. (The)	118,321	9,535,489
Welbilt, Inc. (a)	789,305	18,272,411

		79,602,952

Metals & Mining—0.9%
Cleveland-Cliffs, Inc. (a) (b)	572,455	12,342,130

Multiline Retail—0.5%
Ollie’s Bargain Outlet Holdings, Inc. (a) (b)	76,944	6,473,299

Pharmaceuticals—0.8%
Catalent, Inc. (a)	96,102	10,390,548

Professional Services—1.2%
ASGN, Inc. (a)	95,598	9,266,314
Clarivate plc (a)	252,749	6,958,180

		16,224,494

Road & Rail—2.2%
Knight-Swift Transportation Holdings, Inc. (b)	97,270	4,421,894
Lyft, Inc. - Class A (a) (b)	212,270	12,838,090
Saia, Inc. (a)	54,305	11,376,354

		28,636,338

Semiconductors & Semiconductor Equipment—7.9%
Allegro MicroSystems, Inc. (a) (b)	357,112	9,892,002
Ambarella, Inc. (a)	84,184	8,976,540
Cree, Inc. (a) (b)	94,744	9,278,280
Lattice Semiconductor Corp. (a)	355,531	19,973,732
MACOM Technology Solutions Holdings, Inc. (a)	166,511	10,670,025
MKS Instruments, Inc.	48,973	8,714,745
Power Integrations, Inc.	129,171	10,599,772
Semtech Corp. (a)	164,729	11,333,355
Silicon Laboratories, Inc. (a)	94,390	14,465,268

		103,903,719

Software—13.4%
Altair Engineering, Inc. - Class A (a) (b)	147,319	10,160,591
Anaplan, Inc. (a)	132,449	7,059,532
Avalara, Inc. (a)	60,957	9,862,843
Bill.com Holdings, Inc. (a)	86,878	15,914,312
Black Knight, Inc. (a)	69,114	5,389,510
Blackline, Inc. (a)	124,391	13,840,986
Cerence, Inc. (a) (b)	47,117	5,027,855
Duck Creek Technologies, Inc. (a)	72,361	3,148,427
Everbridge, Inc. (a) (b)	53,373	7,262,998
Fair Isaac Corp. (a)	16,041	8,063,490
Five9, Inc. (a)	65,907	12,086,685
Guidewire Software, Inc. (a) (b)	90,015	10,146,491
LivePerson, Inc. (a) (b)	171,541	10,848,253
Nuance Communications, Inc. (a)	26,083	1,419,958
Pegasystems, Inc.	88,279	12,287,554
Q2 Holdings, Inc. (a)	149,463	15,331,914
Qualys, Inc. (a) (b)	69,478	6,995,740
Smartsheet, Inc. - Class A (a)	138,304	10,002,145
Zendesk, Inc. (a) (b)	83,555	12,060,329

		176,909,613

Special Purpose Acquisition Companies—0.4%
VPC Impact Acquisition Holdings - Class A (a) (b)	525,483	5,260,085

Specialty Retail—3.1%
Five Below, Inc. (a)	58,480	11,302,430
Floor & Decor Holdings, Inc. - Class A (a)	131,260	13,874,182
RH (a)	24,030	16,316,370

		41,492,982

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—1.5%
SiteOne Landscape Supply, Inc. (a) (b)	63,815	$10,801,327
WESCO International, Inc.	85,790	8,820,928

		19,622,255

Total Common Stocks (Cost $749,581,297)		1,282,394,265

Short-Term Investment—3.2%

Repurchase Agreement—3.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $42,888,505; collateralized by U.S. Treasury Note at 0.250%, maturing 01/15/25, with a market value of $43,746,384.	42,888,505	42,888,505

Total Short-Term Investments (Cost $42,888,505)		42,888,505

Securities Lending Reinvestments (c)—11.6%

Certificates of Deposit—3.8%
Agricultural Bank of China 0.100%, 07/01/21	300,000	299,999
Bank of Montreal (Chicago)
0.176%, 1M BSBY + 0.120%, 12/01/21 (d)	2,000,000	2,000,025
0.222%, 3M LIBOR + 0.060%, 08/10/21 (d)	2,000,000	2,000,174
Barclays Bank plc 0.100%, 09/09/21	6,000,000	5,999,526
Cooperatieve Rabobank UA 0.228%, 3M LIBOR + 0.040%, 01/11/22 (d)	5,000,000	5,001,450
Credit Industriel et Commercial Zero Coupon, 10/12/21	3,998,224	3,998,360
Industrial & Commercial Bank of China Ltd. 0.110%, 07/22/21	5,000,000	4,999,785
Mitsubishi UFJ Trust and Banking Corp. (London) Zero Coupon, 08/11/21	999,566	999,840
Natixis S.A. (New York) 0.208%, 3M LIBOR + 0.040%, 02/11/22 (d)	2,000,000	1,999,968
Oversea-Chinese Banking Corp., Ltd. 0.167%, 3M LIBOR + 0.020%, 03/25/22 (d)	5,000,000	5,000,020
Sumitomo Mitsui Banking Corp.
0.156%, 1M LIBOR + 0.060%, 12/17/21 (d)	2,000,000	1,999,996
0.158%, 3M LIBOR + 0.030%, 09/10/21 (d)	4,000,000	4,000,096
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 08/09/21	1,998,645	1,999,700
Sumitomo Mitsui Trust Bank (London)
Zero Coupon, 09/01/21	1,999,018	1,999,500
Zero Coupon, 10/15/21	1,999,119	1,999,160
Svenska Handelsbanken AB 0.145%, 3M LIBOR + 0.020%, 09/17/21 (d)	6,000,000	6,000,120

		50,297,719

Repurchase Agreements—5.2%
Barclays Bank plc
Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $4,600,026; collateralized by various Common Stock with an aggregate market value of $5,111,503.	4,600,000	4,600,000
Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $3,001,050; collateralized by various Common Stock with an aggregate market value of $3,334,004.	3,000,000	3,000,000
Barclays Capital, Inc. Repurchase Agreement dated 06/30/21 at 0.030%, due on 07/01/21 with a maturity value of $12,348,644; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/29 - 11/15/43, and an aggregate market value of $12,595,606.	12,348,633	12,348,633
BofA Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $8,002,800; collateralized by various Common Stock with an aggregate market value of $8,800,002.	8,000,000	8,000,000
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $5,000,007; collateralized by U.S. Government Agency Obligations with rates ranging from 0.920% - 7.500%, maturity dates ranging from 11/01/23 - 06/20/71, and an aggregate market value of $5,100,000.	5,000,000	5,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $5,002,090; collateralized by U.S. Treasury Obligations at 0.125%, maturing 05/31/23, and various Common Stock with an aggregate market value of $5,497,639.	5,000,000	5,000,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $700,003; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $714,001.	700,000	700,000
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $4,100,011; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $4,183,685.	4,100,000	4,100,000
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $10,000,408; collateralized by various Common Stock with an aggregate market value of $11,111,176.	10,000,000	10,000,000

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $1,200,057; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $1,333,334.	1,200,000	$1,200,000
Repurchase Agreement dated 06/30/21 at 0.260%, due on 07/07/21 with a maturity value of $3,500,177; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 3.875%, maturity dates ranging from 12/31/23 - 04/15/29, and various Common Stock with an aggregate market value of $3,889,576.	3,500,000	3,500,000
Societe Generale
Repurchase Agreement dated 06/30/21 at 0.180%, due on 07/01/21 with a maturity value of $9,300,047; collateralized by various Common Stock with an aggregate market value of $10,333,549.	9,300,000	9,300,000
Repurchase Agreement dated 06/30/21 at 0.185%, due on 07/01/21 with a maturity value of $2,400,012; collateralized by various Common Stock with an aggregate market value of $2,666,752.	2,400,000	2,400,000

		69,148,633

Time Deposits—0.7%
ABN AMRO Bank NV
0.080%, 07/01/21	3,000,000	3,000,000
Landesbank Baden-Wuettertemberg (London) 0.130%, 07/01/21	900,000	900,000
National Bank of Canada 0.130%, OBFR + 0.050%, 07/07/21 (d)	5,000,000	5,000,000

		8,900,000

Mutual Funds—1.9%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (e)	5,000,000	5,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (e)	20,000,000	20,000,000

		25,000,000

Total Securities Lending Reinvestments (Cost $153,345,169)		153,346,352

Total Investments—111.8% (Cost $945,814,971)		1,478,629,122
Other assets and liabilities (net)—(11.8)%		(156,105,849)

Net Assets—100.0%		$1,322,523,273

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $151,658,299 and the collateral received consisted of cash in the amount of $153,343,206 and non-cash collateral with a value of $3,000,592. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2021.

Glossary of Abbreviations

Index Abbreviations

(BSBY)—	Bloomberg Short-Term Bank Yield Index
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$4,520,892	$—	$—	$4,520,892
Auto Components	21,876,786	—	—	21,876,786
Automobiles	9,421,875	—	—	9,421,875
Beverages	10,850,083	—	—	10,850,083
Biotechnology	128,927,995	6,876,867	—	135,804,862
Building Products	33,380,362	—	—	33,380,362
Capital Markets	25,181,325	—	—	25,181,325
Chemicals	28,202,027	—	—	28,202,027
Commercial Services & Supplies	17,641,101	—	—	17,641,101
Construction & Engineering	30,785,132	—	—	30,785,132
Construction Materials	9,040,043	—	—	9,040,043
Consumer Finance	5,106,520	—	—	5,106,520
Distributors	10,558,353	—	—	10,558,353
Diversified Telecommunication Services	10,590,272	—	—	10,590,272
Electrical Equipment	32,637,708	—	—	32,637,708
Electronic Equipment, Instruments & Components	37,315,754	—	—	37,315,754
Equity Real Estate Investment Trusts	8,201,286	—	—	8,201,286
Food & Staples Retailing	8,970,311	—	—	8,970,311
Health Care Equipment & Supplies	96,758,165	—	—	96,758,165
Health Care Providers & Services	9,370,566	—	—	9,370,566
Health Care Technology	10,001,464	—	—	10,001,464
Hotels, Restaurants & Leisure	72,333,411	—	—	72,333,411
Household Durables	10,514,517	—	—	10,514,517
Insurance	3,808,689	—	—	3,808,689
Internet & Direct Marketing Retail	20,234,580	—	—	20,234,580
IT Services	5,463,927	—	—	5,463,927
Life Sciences Tools & Services	112,965,839	—	—	112,965,839
Machinery	79,602,952	—	—	79,602,952
Metals & Mining	12,342,130	—	—	12,342,130
Multiline Retail	6,473,299	—	—	6,473,299
Pharmaceuticals	10,390,548	—	—	10,390,548
Professional Services	16,224,494	—	—	16,224,494
Road & Rail	28,636,338	—	—	28,636,338
Semiconductors & Semiconductor Equipment	103,903,719	—	—	103,903,719
Software	176,909,613	—	—	176,909,613
Special Purpose Acquisition Companies	5,260,085	—	—	5,260,085
Specialty Retail	41,492,982	—	—	41,492,982
Trading Companies & Distributors	19,622,255	—	—	19,622,255
Total Common Stocks	1,275,517,398	6,876,867	—	1,282,394,265
Total Short-Term Investment*	—	42,888,505	—	42,888,505

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Securities Lending Reinvestments
Certificates of Deposit	$—	$50,297,719	$—	$50,297,719
Repurchase Agreements	—	69,148,633	—	69,148,633
Time Deposits	—	8,900,000	—	8,900,000
Mutual Funds	25,000,000	—	—	25,000,000
Total Securities Lending Reinvestments	25,000,000	128,346,352	—	153,346,352
Total Investments	$1,300,517,398	$178,111,724	$—	$1,478,629,122

Collateral for Securities Loaned (Liability)	$—	$(153,343,206)	$—	$(153,343,206)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$1,478,629,122
Cash denominated in foreign currencies (c)	304
Receivable for:
Investments sold	31,436
Fund shares sold	155,452
Dividends	112,043

Total Assets	1,478,928,357
Liabilities
Collateral for securities loaned	153,343,206
Payables for:
Investments purchased	1,593,390
Fund shares redeemed	212,749
Accrued Expenses:
Management fees	790,065
Distribution and service fees	120,251
Deferred trustees’ fees	182,376
Other expenses	163,047

Total Liabilities	156,405,084

Net Assets	$1,322,523,273

Net Assets Consist of:
Paid in surplus	$611,809,922
Distributable earnings (Accumulated losses)	710,713,351

Net Assets	$1,322,523,273

Net Assets
Class A	$705,353,003
Class B	592,798,069
Class E	24,372,201
Capital Shares Outstanding*
Class A	40,779,250
Class B	39,549,790
Class E	1,503,848
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$17.30
Class B	14.99
Class E	16.21

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $151,658,299.
(b)	Identified cost of investments was $945,814,971.
(c)	Identified cost of cash denominated in foreign currencies was $306.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends	$905,458
Securities lending income	177,673

Total investment income	1,083,131
Expenses
Management fees	5,468,742
Administration fees	28,007
Custodian and accounting fees	40,999
Distribution and service fees—Class B	719,058
Distribution and service fees—Class E	17,527
Audit and tax services	22,259
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	33,023
Insurance	4,377
Miscellaneous	7,097

Total expenses	6,392,489
Less management fee waiver	(612,931)
Less broker commission recapture	(760)

Net expenses	5,778,798

Net Investment Loss	(4,695,667)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	182,656,380
Foreign currency transactions	(860)

Net realized gain (loss)	182,655,520

Net change in unrealized appreciation (depreciation) on:
Investments	(66,363,261)
Foreign currency transactions	(5)

Net change in unrealized appreciation (depreciation)	(66,363,266)

Net realized and unrealized gain (loss)	116,292,254

Net Increase (Decrease) in Net Assets From Operations	$111,596,587

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(4,695,667)	$(5,534,214)
Net realized gain (loss)	182,655,520	241,667,111
Net change in unrealized appreciation (depreciation)	(66,363,266)	287,773,224

Increase (decrease) in net assets from operations	111,596,587	523,906,121

From Distributions to Shareholders
Class A	(119,784,219)	(37,849,534)
Class B	(113,299,833)	(29,036,021)
Class E	(4,351,039)	(901,321)

Total distributions	(237,435,091)	(67,786,876)

Increase (decrease) in net assets from capital share transactions	123,059,357	(203,520,420)

Total increase (decrease) in net assets	(2,779,147)	252,598,825

Net Assets
Beginning of period	1,325,302,420	1,072,703,595

End of period	$1,322,523,273	$1,325,302,420

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	958,761	$19,014,316	938,591	$13,382,629
Reinvestments	7,202,900	119,784,219	3,023,126	37,849,534
Redemptions	(5,020,115)	(101,606,228)	(14,594,560)	(215,121,368)

Net increase (decrease)	3,141,546	$37,192,307	(10,632,843)	$(163,889,205)

Class B
Sales	2,152,283	$38,266,988	3,536,763	$42,917,544
Reinvestments	7,862,584	113,299,833	2,599,465	29,036,021
Redemptions	(3,933,527)	(71,133,685)	(8,670,347)	(111,749,133)

Net increase (decrease)	6,081,340	$80,433,136	(2,534,119)	$(39,795,568)

Class E
Sales	208,925	$4,043,575	432,865	$6,469,445
Reinvestments	279,271	4,351,039	75,805	901,321
Redemptions	(155,944)	(2,960,700)	(518,566)	(7,206,413)

Net increase (decrease)	332,252	$5,433,914	(9,896)	$164,353

Increase (decrease) derived from capital shares transactions		$123,059,357		$(203,520,420)

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017		2016
Net Asset Value, Beginning of Period	$19.33		$13.12	$12.51	$15.51	$13.74		$14.95

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.06)		(0.06)	0.02	(0.02)	(0.00	)(b)	0.06
Net realized and unrealized gain (loss)	1.60		7.11	2.91	(0.96)	3.30		1.44

Total income (loss) from investment operations	1.54		7.05	2.93	(0.98)	3.30		1.50

Less Distributions
Distributions from net investment income	0.00		(0.01)	0.00	0.00	0.00		0.00
Distributions from net realized capital gains	(3.57)		(0.83)	(2.32)	(2.02)	(1.53)		(2.71)

Total distributions	(3.57)		(0.84)	(2.32)	(2.02)	(1.53)		(2.71)

Net Asset Value, End of Period	$17.30		$19.33	$13.12	$12.51	$15.51		$13.74

Total Return (%) (c)	8.69	(d)	57.24	24.64	(8.77)	25.61		11.72

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	(e)	0.89	0.89	0.88	0.88		0.88
Net ratio of expenses to average net assets (%) (f)(g)	0.78	(e)	0.80	0.80	0.85	0.84		0.86
Ratio of net investment income (loss) to average net assets (%)	(0.62	)(e)	(0.41)	0.18	(0.10)	(0.01)		0.43
Portfolio turnover rate (%)	14	(d)	50	32	20	20		28
Net assets, end of period (in millions)	$705.4		$727.4	$633.2	$537.0	$775.5		$766.8

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017		2016
Net Asset Value, Beginning of Period	$17.22		$11.80	$11.48	$14.41	$12.90		$14.22

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.08)		(0.08)	(0.01)	(0.05)	(0.03)		0.02
Net realized and unrealized gain (loss)	1.42		6.33	2.65	(0.86)	3.07		1.37

Total income (loss) from investment operations	1.34		6.25	2.64	(0.91)	3.04		1.39

Less Distributions
Distributions from net realized capital gains	(3.57)		(0.83)	(2.32)	(2.02)	(1.53)		(2.71)

Total distributions	(3.57)		(0.83)	(2.32)	(2.02)	(1.53)		(2.71)

Net Asset Value, End of Period	$14.99		$17.22	$11.80	$11.48	$14.41		$12.90

Total Return (%) (c)	8.60	(d)	56.76	24.41	(9.05)	25.33		11.43

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.13	(e)	1.14	1.14	1.13	1.13		1.13
Net ratio of expenses to average net assets (%) (f)(g)	1.03	(e)	1.05	1.05	1.10	1.09		1.11
Ratio of net investment income (loss) to average net assets (%)	(0.86	)(e)	(0.66)	(0.07)	(0.34)	(0.26)		0.16
Portfolio turnover rate (%)	14	(d)	50	32	20	20		28
Net assets, end of period (in millions)	$592.8		$576.4	$424.7	$363.7	$435.3		$395.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Financial Highlights

Selected per share data

	Class E
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$18.34		$12.49	$12.03	$15.00	$13.35	$14.62

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.07)		(0.07)	0.00 (b)	(0.04)	(0.02)	0.03
Net realized and unrealized gain (loss)	1.51		6.75	2.78	(0.91)	3.20	1.41

Total income (loss) from investment operations	1.44		6.68	2.78	(0.95)	3.18	1.44

Less Distributions
Distributions from net realized capital gains	(3.57)		(0.83)	(2.32)	(2.02)	(1.53)	(2.71)

Total distributions	(3.57)		(0.83)	(2.32)	(2.02)	(1.53)	(2.71)

Net Asset Value, End of Period	$16.21		$18.34	$12.49	$12.03	$15.00	$13.35

Total Return (%) (c)	8.62	(d)	57.08	24.45	(8.95)	25.44	11.55

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	(e)	1.04	1.04	1.03	1.03	1.03
Net ratio of expenses to average net assets (%) (f)(g)	0.93	(e)	0.95	0.95	1.00	0.99	1.01
Ratio of net investment income (loss) to average net assets (%)	(0.76	)(e)	(0.56)	0.03	(0.25)	(0.15)	0.25
Portfolio turnover rate (%)	14	(d)	50	32	20	20	28
Net assets, end of period (in millions)	$24.4		$21.5	$14.8	$12.9	$15.6	$14.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01%, 0.01%, 0.01%, 0.01% and 0.02% for the six months ended June 30, 2021 and for the years ended December 31, 2020, 2019, 2018 and 2017, respectively (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Invesco Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-15

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of

BHFTI-16

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Special Purpose Acquisition Companies - The Portfolio may invest in Special Purposes Acquisition Companies (“SPAC”). A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transaction (each a “Transaction”). If the Portfolio purchases shares of a SPAC in an IPO it will generally bear a sales commission, which may be significant. The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a Transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Portfolio’s ability to meet its investment objective(s). If a SPAC does not complete a Transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a Transaction. In some cases, the Portfolio may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with a Transaction. Because SPACs often do not have an operating history or ongoing business other than seeking a Transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable Transaction. Some SPACs may pursue Transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC, which may be traded in the OTC market, may become illiquid and/or may be subject to restrictions on resale. Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target Transaction; an attractive Transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may be required to return any remaining monies to shareholders; a Transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Portfolio may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $42,888,505. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $69,148,633. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio

BHFTI-17

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist

BHFTI-18

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$180,157,303	$0	$323,294,564

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$5,468,742	0.880%	First $500 million
	0.830%	Over $500 million

BHFTI-19

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	First $500 million
0.050%	Next $500 million
0.100%	Over $1 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 were $519,975 and are included in the amount shown as a management fee waiver in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $92,956 was waived in the aggregate for the six months ended June 30, 2021 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-20

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$945,687,066

Gross unrealized appreciation	561,561,517
Gross unrealized depreciation	(28,619,461)

Net unrealized appreciation (depreciation)	$532,942,056

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$584,375	$—	$67,202,501	$170,628,269	$67,786,876	$170,628,269

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$51,274,649	$186,145,128	$599,305,315	$—	$836,725,092

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-21

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-22

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Managed by J.P. Morgan Investment Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A and B shares of the JPMorgan Core Bond Portfolio returned -1.15% and -1.27%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index¹, returned -1.6%.

MARKET ENVIRONMENT / CONDITIONS

The year began with a surging pandemic, a highly contested election, and COVID-19 vaccines in the early stages of distribution. As the first quarter progressed, the prospect of a robust economic recovery and higher inflation materialized, largely because of a last-minute Democratic sweep, aggressive fiscal policy and the accelerated ramp up in vaccinations. Interest rates at the long-end of the curve rose due to growing fears of an inflation scare, coupled with an ultra-accommodative Federal Reserve, which fueled a reflation narrative.

The U.S. economy, in the second quarter, continued on its path to recovery as a swift and effective vaccination program coupled with massive fiscal stimulus has proven to be a powerful accelerant. The consumer-led recovery picked up speed as vaccination rates increased and relaxed social distancing measures paved the way for some pre-COVID normalcy. Given the powerful economic rebound coupled with rising wages, inflation remained top of mind for investors as it has now surpassed the 2% target set by the Federal Reserve.

With this backdrop, Treasury yields rose across the curve during the six-month period. The 2-year yield increased by 13 basis points (“bps”) to 0.25%, the 10-year yield increased 55 bps to 0.147%, and the 30-year yield increased by 44 bps to 2.09%. The spread between the 2- and 10- year rose by 42 bps to finish the period at 122 bps.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s underweight to Treasury debt was positive for relative performance as spread sectors generally outperformed their risk-free counterpart during the first half of the year. Within Treasuries, the 30-year bellwether finished as the worst performer, with the long bond returning -9.25% over the period, as a result of rising rates across the curve. The Portfolio duration and yield curve positioning were net positive for relative performance, as the Portfolio finished marginally overweight the belly of the curve (5-10 years), underweight 20- and 30-year key rates, and maintained a shorter duration posture versus the benchmark Index (91% to end the period).

The Portfolio’s agency mortgage allocation outperformed index pass-throughs during the period. Security selection within sector, notably agency commercial mortgage-backed securities (“CMBS”), was the primary driver of returns. The Portfolio continues to look thematically for structural protections and/or collateral attributes that we believe exhibit attractive total return and/or diversification benefits over a full market cycle.

The Portfolio’s overweight to securitized credit, generically asset-backed securities (“ABS”), non-agency CMBS, and non-agency mortgage-backed securities (“MBS”) was positive for performance during the period as securitized markets broadly experienced spread tightening during the first half of the year supported by a positive technical backdrop and strong investor demand, as well as a continued improving economic outlook as the broader U.S. economy reopened following the COVID-19 pandemic. Despite an improving outlook, the Portfolio continued to remain selective within securitized credit sectors by evaluating securities on a deal-by-deal basis through rigorous fundamental credit work.

Within the corporate credit sector, investment grade industrials finished as the best performing corporate sub-sector outperforming duration-neutral Treasuries by 239 bps during the period. Non-corporate credit outpaced comparable duration Treasuries by 111 bps during the period. The Portfolio finished the period overweight investment grade corporates on both a market value and spread duration contribution basis, while maintaining an overweight to Financials and moving to equal weight Industrials, the result of which was marginally positive versus the benchmark Index during the period. Security selection was also positive across the investment grade corporate sector versus benchmark Index holdings during the period.

Relative to the benchmark, the Portfolio ended the period with an underweight position in U.S. Treasury securities and an overweight position in corporate credit and securitized debt sectors, including ABS, CMBS, and MBS, which include both agency and non-agency debt. The Portfolio was slightly overweight in the intermediate part

BHFTI-1

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Managed by J.P. Morgan Investment Management, Inc.

Portfolio Manager Commentary*—(Continued)

of the yield curve, underweight in the long end of the yield curve, and maintained a short duration profile during the period.

Richard Figuly

Steve Lear

Justin Rucker

Portfolio Managers

J.P. Morgan Investment Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTI-2

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year	Since Inception[1]
JPMorgan Core Bond Portfolio
Class A	-1.15	1.01	3.26	—	2.96
Class B	-1.27	0.69	3.00	3.06	—
Bloomberg Barclays U.S. Aggregate Bond Index	-1.60	-0.33	3.03	3.39	—

1 Inception dates of the Class A and Class B shares are 2/28/2013 and 4/28/2008, respectively. Class C shares were converted to Class B shares effective 1/7/2013.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	46.9
Corporate Bonds & Notes	34.3
Asset-Backed Securities	9.5
Mortgage-Backed Securities	7.3
Foreign Government	0.6

BHFTI-3

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Core Bond Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.44%	$1,000.00	$988.50	$2.17
	Hypothetical*	0.44%	$1,000.00	$1,022.61	$2.21

Class B (a)	Actual	0.69%	$1,000.00	$987.30	$3.40
	Hypothetical*	0.69%	$1,000.00	$1,021.37	$3.46

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

U.S. Treasury & Government Agencies—46.9% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—25.0%
Fannie Mae 20 Yr. Pool
4.000%, 02/01/31	669,685	$719,764
6.000%, 07/01/28	141,126	158,142
Fannie Mae 30 Yr. Pool
3.500%, 07/01/42	813,267	881,003
3.500%, 08/01/42	510,521	540,117
3.500%, 07/01/50	3,174,765	3,409,452
4.000%, 06/01/47	1,292,117	1,414,506
4.500%, 02/01/40	252,836	282,050
5.000%, 09/01/35	565,073	638,277
6.000%, 12/01/39	199,746	236,641
Fannie Mae ARM Pool 0.566%, 1M LIBOR + 0.480%, 09/01/24 (a)	3,467,874	3,466,436
Fannie Mae Benchmark REMIC (CMO) 5.500%, 06/25/37	491,523	571,700
Fannie Mae Grantor Trust 2.898%, 06/25/27	3,924,550	4,270,489
Fannie Mae Pool
2.450%, 11/01/22	2,906,511	2,960,042
2.480%, 10/01/28	8,778,240	9,389,860
2.640%, 04/01/23	1,726,875	1,775,099
2.640%, 05/01/23	2,058,317	2,120,480
2.690%, 10/01/23	2,000,000	2,078,507
2.700%, 05/01/23	5,000,000	5,158,148
2.720%, 03/01/23	2,806,247	2,884,539
2.730%, 07/01/28	2,951,734	3,209,838
2.810%, 09/01/31	1,464,924	1,599,623
2.890%, 05/01/27	1,821,725	1,980,093
2.970%, 06/01/30	2,750,000	3,016,124
2.980%, 09/01/36	1,373,599	1,508,471
3.000%, 01/01/43	2,354,658	2,512,401
3.000%, 07/01/60	3,778,527	4,009,178
3.092%, 07/01/22 (a)	608,089	615,988
3.110%, 12/01/24	1,461,767	1,570,773
3.235%, 10/01/26	1,316,769	1,446,814
3.260%, 12/01/26	921,179	1,012,007
3.290%, 08/01/26	1,971,540	2,160,826
3.340%, 02/01/27	1,500,000	1,659,375
3.380%, 12/01/23	1,883,707	2,012,002
3.420%, 05/01/22 (a)	370,011	371,999
3.450%, 01/01/24	929,069	990,378
3.490%, 09/01/23	3,640,927	3,823,614
3.500%, 08/01/26	113,967	120,518
3.500%, 02/01/33	2,246,348	2,410,611
3.500%, 05/01/33	2,285,825	2,453,463
3.500%, 07/01/43	1,697,332	1,831,668
3.500%, 03/01/60	3,212,701	3,490,993
3.550%, 02/01/30	1,500,000	1,695,567
3.560%, 03/01/24	6,664,954	7,143,805
3.570%, 07/01/26	3,954,524	4,387,547
3.670%, 07/01/23	2,500,000	2,624,364
3.760%, 11/01/23	1,042,454	1,104,476
3.970%, 07/01/21	4,220,233	4,219,381
3.970%, 08/01/33	5,041,628	5,297,587
3.990%, 02/01/28	1,644,246	1,889,493
4.000%, 10/01/32	680,983	735,054

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae Pool
4.000%, 12/01/40	145,386	158,673
4.000%, 07/01/42	1,001,886	1,092,750
5.500%, 01/01/58	2,754,428	3,279,428
Fannie Mae REMICS (CMO)
Zero Coupon, 09/25/43 (b)	1,015,449	924,118
Zero Coupon, 10/25/43 (b)	547,668	476,347
Zero Coupon, 12/25/43 (b)	1,082,675	961,815
0.592%, 1M LIBOR + 0.500%, 05/25/35 (a)	501,676	502,228
0.592%, 1M LIBOR + 0.500%, 10/25/42 (a)	397,299	402,009
0.677%, 03/25/27 (a)	40,997	41,213
0.692%, 1M LIBOR + 0.600%, 10/25/43 (a)	1,253,556	1,276,377
0.692%, 1M LIBOR + 0.600%, 12/25/43 (a)	1,291,346	1,304,641
0.992%, 1M LIBOR + 0.900%, 03/25/38 (a)	155,009	158,772
1.092%, 1M LIBOR + 1.000%, 08/25/32 (a)	399,925	409,154
3.500%, 02/25/43	2,645,402	2,788,717
3.500%, 11/25/57	4,013,058	4,278,944
5.000%, 03/25/40	3,160,374	3,575,967
5.500%, 12/25/35	829,672	932,484
6.000%, 01/25/36	1,024,810	1,136,047
6.439%, -1 x 1M LIBOR + 6.530%, 01/25/41 (a) (c)	2,621,559	571,456
6.500%, 07/18/28	71,598	80,689
Fannie Mae-ACES
0.670%, 10/25/30	2,873,128	2,816,873
1.000%, 11/25/33	1,850,502	1,831,113
1.200%, 10/25/30	995,000	983,566
2.021%, 10/25/30 (a) (c)	16,828,410	1,871,595
2.124%, 11/25/33 (a) (c)	8,260,517	1,134,199
2.207%, 01/25/22	1,607,251	1,615,650
2.488%, 05/25/26	1,600,000	1,701,527
2.559%, 12/25/26 (a)	907,214	968,871
2.723%, 10/25/24	1,818,231	1,911,288
3.061%, 05/25/27 (a)	3,090,000	3,392,045
3.103%, 07/25/24 (a)	1,237,728	1,317,459
3.147%, 03/25/28 (a)	2,098,000	2,328,207
3.181%, 06/25/27 (a)	3,103,297	3,424,731
3.191%, 02/25/30 (a)	1,504,000	1,691,338
3.276%, 04/25/29 (a)	2,736,000	3,069,941
3.346%, 03/25/24 (a)	1,983,959	2,107,678
3.482%, 07/25/28 (a)	3,757,000	4,241,442
3.501%, 01/25/24 (a)	1,418,470	1,507,256
3.673%, 09/25/28 (a)	3,075,000	3,513,306
Freddie Mac 20 Yr. Gold Pool 3.500%, 03/01/32	581,970	620,753
Freddie Mac 30 Yr. Gold Pool
4.000%, 08/01/42	1,890,837	2,060,673
4.000%, 05/01/43	136,180	145,129
4.000%, 06/01/43	371,097	397,899
4.000%, 08/01/43	3,502,425	3,843,456
5.000%, 08/01/39	525,665	601,469
Freddie Mac ARM Non-Gold Pool 2.484%, 12M LIBOR + 1.850%, 07/01/40 (a)	554,728	587,041
Freddie Mac Gold Pool
3.500%, 12/01/32	1,880,730	2,015,870
3.500%, 01/01/33	2,648,946	2,841,720
3.500%, 03/01/33	2,970,559	3,189,543

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac Gold Pool
3.500%, 04/01/33	4,004,849	$4,299,980
3.500%, 05/01/33	1,468,411	1,576,644
3.500%, 06/01/43	1,429,601	1,534,139
4.000%, 09/01/32	315,692	337,852
4.000%, 11/01/32	1,718,800	1,855,148
4.000%, 12/01/32	1,139,778	1,232,785
4.000%, 01/01/33	71,405	76,528
4.000%, 02/01/33	313,499	337,025
4.000%, 01/01/46	1,838,239	2,022,040
5.000%, 02/01/34	220,237	240,636
Freddie Mac Multifamily Structured Pass-Through Certificates
2.522%, 01/25/23	1,685,079	1,719,434
2.838%, 09/25/22	488,814	499,051
3.117%, 06/25/27	2,487,000	2,744,515
3.243%, 04/25/27	1,996,000	2,214,276
3.303%, 11/25/27 (a)	1,755,000	1,963,611
3.326%, 05/25/27	1,072,000	1,192,672
3.336%, 04/25/28 (a)	1,790,000	1,993,540
3.490%, 01/25/24	4,000,000	4,270,679
3.690%, 01/25/29	397,000	458,233
3.850%, 05/25/28 (a)	7,385,000	8,547,023
3.900%, 08/25/28 (a)	3,170,000	3,692,303
Freddie Mac REMICS (CMO)
0.523%, 1M LIBOR + 0.450%, 08/15/42 (a)	2,686,184	2,714,907
0.753%, 1M LIBOR + 0.680%, 11/15/37 (a)	467,142	476,540
0.773%, 1M LIBOR + 0.700%, 03/15/24 (a)	116,383	116,854
1.423%, 1M LIBOR + 1.350%, 03/15/38 (a)	600,000	644,520
3.000%, 02/15/26	592,401	617,773
3.500%, 08/15/39	314,253	317,226
3.500%, 06/15/48	693,219	698,356
4.000%, 05/15/48	2,919,460	3,117,084
5.000%, 08/15/35	937,116	1,067,045
6.000%, 07/15/35	2,712,857	3,169,616
6.000%, 03/15/36	2,074,834	2,471,845
6.297%, -1 x 1M LIBOR + 6.370%, 10/15/37 (a) (c)	2,305,692	522,786
6.327%, -1 x 1M LIBOR + 6.400%, 11/15/36 (a) (c)	1,254,659	111,859
6.500%, 05/15/28	162,127	182,364
6.500%, 03/15/37	446,808	535,324
Freddie Mac STACR Trust (CMO)
3.500%, 05/25/57	5,218,209	5,555,270
3.500%, 06/25/57	4,571,121	4,882,780
Freddie Mac Strips (CMO)
Zero Coupon, 09/15/43 (b)	546,036	475,404
3.000%, 01/15/43	2,197,211	2,281,699
FREMF Mortgage Trust
3.696%, 11/25/49 (144A) (a)	1,700,000	1,847,774
3.800%, 11/25/49 (144A) (a)	2,000,000	2,146,043
3.990%, 07/25/49 (144A) (a)	1,635,000	1,721,277
4.208%, 11/25/47 (144A) (a)	1,577,000	1,697,432
Ginnie Mae II 30 Yr. Pool
2.500%, 12/20/50	5,426,985	5,620,260
2.500%, 01/20/51	12,963,212	13,451,103
3.000%, 02/20/51	1,851,292	1,967,386
3.500%, 01/20/51	3,560,313	3,911,493
4.500%, 11/20/49	2,857,152	3,118,686

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II ARM Pool 2.875%, 1Y H15 + 1.500%, 04/20/41 (a)	191,601	200,332
Ginnie Mae II Pool 3.947%, 04/20/63 (a)	122,236	122,419
Government National Mortgage Association (CMO)
0.407%, 1M LIBOR + 0.300%, 08/20/60 (a)	948	948
0.407%, 1M LIBOR + 0.300%, 11/20/62 (a)	8,020	8,025
0.447%, 1M LIBOR + 0.340%, 12/20/62 (a)	1,250,074	1,251,991
0.507%, 1M LIBOR + 0.400%, 02/20/62 (a)	134,225	134,359
0.517%, 1M LIBOR + 0.410%, 03/20/63 (a)	391,757	392,882
0.527%, 1M LIBOR + 0.420%, 02/20/63 (a)	977,202	981,666
0.577%, 1M LIBOR + 0.470%, 03/20/63 (a)	1,946,333	1,953,075
0.577%, 1M LIBOR + 0.470%, 07/20/64 (a)	2,323,164	2,331,999
0.577%, 1M LIBOR + 0.470%, 09/20/64 (a)	1,263,642	1,271,027
0.587%, 1M LIBOR + 0.480%, 04/20/63 (a)	4,296,264	4,311,836
0.593%, 1M LIBOR + 0.500%, 09/20/37 (a)	135,423	135,423
0.607%, 1M LIBOR + 0.500%, 01/20/63 (a)	27,147	27,279
0.607%, 1M LIBOR + 0.500%, 04/20/63 (a)	3,874,137	3,899,233
0.607%, 1M LIBOR + 0.500%, 06/20/64 (a)	3,715,235	3,743,856
0.607%, 1M LIBOR + 0.500%, 07/20/64 (a)	1,623,360	1,631,106
0.657%, 1M LIBOR + 0.550%, 04/20/62 (a)	1,423	1,428
0.707%, 1M LIBOR + 0.600%, 04/20/64 (a)	8,848,171	8,928,850
0.757%, 1M LIBOR + 0.650%, 07/20/63 (a)	2,979,976	2,992,474
0.757%, 1M LIBOR + 0.650%, 01/20/64 (a)	957,637	964,752
0.757%, 1M LIBOR + 0.650%, 02/20/64 (a)	3,195,203	3,219,221
0.757%, 1M LIBOR + 0.650%, 03/20/64 (a)	863,286	870,043
0.797%, 1M LIBOR + 0.690%, 02/20/64 (a)	1,392,313	1,411,365
0.807%, 1M LIBOR + 0.700%, 09/20/63 (a)	2,591,460	2,609,810
0.857%, 1M LIBOR + 0.750%, 09/20/63 (a)	2,948,104	2,966,697
1.107%, 1M LIBOR + 1.000%, 12/20/66 (a)	1,199,580	1,229,297
1.650%, 02/20/63	348,627	350,464
1.650%, 04/20/63	237,155	238,803
4.480%, 04/20/43 (a)	1,214,331	1,340,835
4.500%, 01/16/25	1,016,286	1,068,797
4.865%, 11/20/42 (a)	4,521,809	5,135,194
5.000%, 12/20/33	692,155	764,807
5.000%, 06/16/39	179,225	185,861
5.000%, 07/20/39	1,313,935	1,498,184
5.000%, 10/20/39	1,338,910	1,514,957
5.137%, 06/20/40 (a)	1,823,616	2,076,205
5.500%, 07/16/33 (c)	562,027	58,423
Uniform Mortgage-Backed Securities 15 Yr. Pool 2.000%, TBA (d)	3,035,000	3,121,668
Uniform Mortgage-Backed Securities 30 Yr. Pool
2.500%, TBA (d)	39,630,000	40,850,575

		411,987,736

Federal Agencies—0.3%
Tennessee Valley Authority 5.880%, 04/01/36	1,600,000	2,378,198
Tennessee Valley Authority Generic Strip Zero Coupon, 03/15/32	1,000,000	830,287
Tennessee Valley Authority Principal Strip
Zero Coupon, 11/01/25	1,000,000	961,762

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Federal Agencies—(Continued)
Tennessee Valley Authority Principal Strip
Zero Coupon, 06/15/35	750,000	$552,695

		4,722,942

U.S. Treasury—21.6%
U.S. Treasury Bonds 1.125%, 05/15/40	1,210,000	1,044,570
1.375%, 08/15/50	380,000	320,343
1.625%, 11/15/50 (e)	6,800,000	6,107,250
1.875%, 02/15/51	16,638,000	15,878,891
2.000%, 02/15/50	4,827,000	4,742,150
2.250%, 08/15/46	3,987,000	4,122,496
2.250%, 08/15/49	170,000	176,109
2.375%, 11/15/49	975,000	1,038,223
2.500%, 02/15/45	6,750,000	7,303,184
2.750%, 11/15/42	9,475,000	10,669,368
2.750%, 08/15/47	8,000,000	9,100,000
2.875%, 05/15/43	10,415,000	11,978,064
2.875%, 08/15/45	7,700,000	8,901,320
2.875%, 05/15/49 (e)	27,000	31,616
3.000%, 11/15/44	238,000	280,189
3.000%, 02/15/48	470,000	560,255
3.125%, 05/15/48	1,942,000	2,368,406
3.500%, 02/15/39	450,000	562,904
3.625%, 08/15/43	4,950,000	6,375,445
3.625%, 02/15/44	4,325,000	5,590,231
3.750%, 11/15/43	3,581,000	4,700,622
4.250%, 05/15/39	200,000	273,695
4.375%, 02/15/38	720,000	991,097
4.375%, 05/15/41	1,200,000	1,685,953
5.250%, 02/15/29 (e)	500,000	644,805
6.000%, 02/15/26	2,525,000	3,121,531
U.S. Treasury Coupon Strips
Zero Coupon, 05/15/22 (e)	4,560,000	4,557,291
Zero Coupon, 08/15/22 (e)	1,800,000	1,797,811
Zero Coupon, 11/15/22 (e)	1,250,000	1,247,031
Zero Coupon, 02/15/23	3,035,000	3,024,908
Zero Coupon, 05/15/23 (e)	47,445,000	47,248,201
Zero Coupon, 08/15/23 (e)	2,220,000	2,206,994
Zero Coupon, 11/15/23	796,000	789,664
Zero Coupon, 02/15/24	6,404,000	6,338,343
Zero Coupon, 08/15/24 (e)	2,500,000	2,459,944
Zero Coupon, 11/15/24 (e)	1,500,000	1,471,767
Zero Coupon, 02/15/25	2,000,000	1,952,353
Zero Coupon, 05/15/25	5,500,000	5,349,146
Zero Coupon, 11/15/26	1,014,129	958,430
Zero Coupon, 08/15/27	400,000	371,767
Zero Coupon, 11/15/27	570,000	527,241
Zero Coupon, 05/15/28	15,030,000	13,731,967
Zero Coupon, 08/15/28	250,000	227,198
Zero Coupon, 02/15/30	6,300,000	5,519,893
Zero Coupon, 05/15/30	700,000	609,775
Zero Coupon, 08/15/30 (e)	3,925,000	3,399,625
Zero Coupon, 11/15/30	5,425,000	4,667,787
Zero Coupon, 02/15/31	1,775,000	1,519,137

U.S. Treasury—(Continued)
U.S. Treasury Coupon Strips
Zero Coupon, 11/15/31	3,000,000	2,521,823
Zero Coupon, 02/15/32	12,900,000	10,763,895
Zero Coupon, 05/15/32	800,000	663,348
Zero Coupon, 08/15/33 (e)	400,000	321,643
Zero Coupon, 11/15/33	1,000,000	799,433
Zero Coupon, 02/15/34 (e)	2,000,000	1,588,322
Zero Coupon, 08/15/34	2,600,000	2,039,425
Zero Coupon, 05/15/35	4,000,000	3,081,643
U.S. Treasury Inflation Indexed Bond 1.750%, 01/15/28 (f)	637,200	770,033
U.S. Treasury Inflation Indexed Note 0.125%, 01/15/22 (f)	1,769,385	1,809,196
U.S. Treasury Notes
0.375%, 12/31/25	20,000,000	19,621,094
0.375%, 09/30/27	3,560,000	3,400,913
0.500%, 02/28/26 (e)	12,195,000	12,010,170
0.625%, 08/15/30	835,000	777,920
0.875%, 11/15/30	5,770,000	5,486,909
1.125%, 09/30/21	4,640,000	4,652,341
1.250%, 03/31/28	6,870,000	6,897,104
1.500%, 02/15/30	530,000	535,238
1.625%, 02/15/26	782,300	810,903
1.625%, 08/15/29 (e)	1,080,000	1,104,595
1.625%, 05/15/31 (e)	175,000	177,680
1.750%, 02/28/22	9,300,000	9,403,899
1.750%, 12/31/24	14,695,900	15,292,921
1.750%, 12/31/26	2,164,500	2,255,984
1.750%, 11/15/29 (e)	1,540,000	1,589,569
2.000%, 06/30/24	2,308,000	2,413,663
2.000%, 11/15/26	910,000	960,334
2.125%, 02/29/24	663,000	693,690
2.250%, 04/15/22	9,000,000	9,153,984
2.750%, 05/31/23	663,000	694,803
2.750%, 02/15/24	2,300,000	2,442,582
2.875%, 04/30/25	450,000	488,074
2.875%, 05/31/25 (e)	4,920,000	5,341,275
2.875%, 05/15/28	6,936,100	7,705,032

		356,814,428

Total U.S. Treasury & Government Agencies (Cost $738,876,121)		773,525,106

Corporate Bonds & Notes—34.3%

Aerospace/Defense—1.0%
BAE Systems plc
1.900%, 02/15/31 (144A)	720,000	693,889
3.000%, 09/15/50 (144A)	332,000	324,800
4.750%, 10/11/21 (144A)	1,000,000	1,011,519
Boeing Co. (The)
1.167%, 02/04/23	725,000	728,005
1.433%, 02/04/24	1,480,000	1,483,917
1.950%, 02/01/24	870,000	890,849
2.196%, 02/04/26	905,000	913,650

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Aerospace/Defense—(Continued)
Boeing Co. (The)
2.750%, 02/01/26	840,000	$877,427
3.100%, 05/01/26	360,000	380,578
3.250%, 03/01/28	659,000	691,442
4.508%, 05/01/23	1,803,000	1,922,169
4.875%, 05/01/25	435,000	487,404
5.040%, 05/01/27	335,000	386,532
5.150%, 05/01/30	675,000	799,305
5.705%, 05/01/40	550,000	708,336
L3Harris Technologies, Inc.
1.800%, 01/15/31	640,000	620,605
3.832%, 04/27/25	600,000	656,994
Lockheed Martin Corp. 4.500%, 05/15/36	450,000	562,986
Northrop Grumman Corp. 3.850%, 04/15/45	182,000	209,262
Raytheon Technologies Corp.
3.200%, 03/15/24	251,000	267,010
3.750%, 11/01/46	550,000	619,987
4.350%, 04/15/47	133,000	163,472
4.500%, 06/01/42	550,000	684,766

		16,084,904

Agriculture—0.3%
Altria Group, Inc. 2.450%, 02/04/32	1,250,000	1,208,852
BAT Capital Corp.
2.259%, 03/25/28	465,000	461,512
3.734%, 09/25/40	310,000	302,905
3.984%, 09/25/50	485,000	472,360
4.540%, 08/15/47	55,000	58,488
BAT International Finance plc 1.668%, 03/25/26 (e)	345,000	344,807
Bunge, Ltd. Finance Corp. 2.750%, 05/14/31	1,205,000	1,218,220
Cargill, Inc. 2.125%, 04/23/30 (144A)	1,049,000	1,062,294
Reynolds American, Inc. 7.000%, 08/04/41	570,000	748,876

		5,878,314

Airlines—0.6%
Air Canada Pass-Through Trust
3.300%, 01/15/30 (144A)	446,464	451,682
3.550%, 01/15/30 (144A)	633,072	616,025
4.125%, 05/15/25 (144A)	763,043	785,741
British Airways Pass-Through Trust
3.300%, 12/15/32 (144A)	545,176	554,567
3.800%, 09/20/31 (144A)	549,963	574,691
4.125%, 09/20/31 (144A)	736,208	748,532
Continental Airlines Pass-Through Trust 4.000%, 10/29/24	125,708	132,928
Spirit Airlines Pass-Through Trust 3.375%, 02/15/30	256,760	260,604

Airlines—(Continued)
United Airlines Pass-Through Trust
3.100%, 10/07/28	786,459	793,738
3.500%, 03/01/30	1,146,733	1,199,338
3.700%, 03/01/30	1,082,240	1,102,224
4.000%, 04/11/26	401,057	422,814
4.150%, 08/25/31	1,179,614	1,290,187
4.300%, 08/15/25	565,354	597,929
4.600%, 03/01/26	263,771	272,313

		9,803,313

Auto Manufacturers—0.7%
General Motors Co. 6.125%, 10/01/25	385,000	455,764
General Motors Financial Co., Inc.
1.250%, 01/08/26	1,376,000	1,366,830
2.350%, 01/08/31 (e)	919,000	906,777
2.700%, 06/10/31	720,000	722,588
4.350%, 01/17/27	332,000	373,265
Hyundai Capital America
1.150%, 11/10/22 (144A)	1,183,000	1,190,878
1.300%, 01/08/26 (144A)	325,000	321,181
1.500%, 06/15/26 (144A)	645,000	639,947
1.800%, 10/15/25 (144A)	380,000	385,559
1.800%, 01/10/28 (144A)	635,000	629,318
2.375%, 10/15/27 (144A)	400,000	408,938
3.000%, 02/10/27 (144A)	240,000	254,257
Nissan Motor Co., Ltd.
4.345%, 09/17/27 (144A)	2,254,000	2,477,677
4.810%, 09/17/30 (144A)	868,000	980,007
Volkswagen Group of America Finance LLC 1.625%, 11/24/27 (144A)	560,000	553,171

		11,666,157

Banks—8.9%
ABN AMRO Bank NV
1.542%, 1Y H15 + 0.800%, 06/16/27 (144A) (a)	1,100,000	1,092,583
4.750%, 07/28/25 (144A)	500,000	560,468
AIB Group plc
4.263%, 3M LIBOR + 1.874%, 04/10/25 (144A) (a) (e)	425,000	457,855
4.750%, 10/12/23 (144A)	1,340,000	1,455,515
ANZ New Zealand International, Ltd. 2.550%, 02/13/30 (144A)	606,000	631,784
ASB Bank, Ltd. 3.125%, 05/23/24 (144A)	685,000	730,859
Australia & New Zealand Banking Group, Ltd. 4.400%, 05/19/26 (144A)	200,000	225,390
Banco Nacional de Panama 2.500%, 08/11/30 (144A)	950,000	920,103
Banco Santander S.A.
1.849%, 03/25/26	600,000	606,399
2.746%, 05/28/25	600,000	632,279
2.749%, 12/03/30	400,000	396,247
Bank of America Corp.
1.658%, SOFR + 0.910%, 03/11/27 (a)	2,045,000	2,061,249
1.898%, SOFR + 1.530%, 07/23/31 (a)	445,000	432,650

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Bank of America Corp.
2.496%, 3M LIBOR + 0.990%, 02/13/31 (a)	1,675,000	$1,710,164
2.676%, SOFR + 1.930%, 06/19/41 (a)	3,062,000	2,971,669
3.366%, 3M LIBOR + 0.810%, 01/23/26 (a)	600,000	646,917
3.419%, 3M LIBOR + 1.040%, 12/20/28 (a)	2,351,000	2,560,496
3.550%, 3M LIBOR + 0.780%, 03/05/24 (a)	2,562,000	2,691,834
3.705%, 3M LIBOR + 1.512%, 04/24/28 (a)	2,500,000	2,764,455
3.970%, 3M LIBOR + 1.070%, 03/05/29 (a)	1,400,000	1,578,146
4.000%, 01/22/25	1,071,000	1,175,383
4.250%, 10/22/26	520,000	587,165
Bank of Montreal 3.803%, 5Y USD Swap + 1.432%, 12/15/32 (a)	433,000	477,378
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 4.100%, 09/09/23 (144A)	364,000	392,716
Banque Federative du Credit Mutuel S.A. 3.750%, 07/20/23 (144A)	1,070,000	1,140,163
Barclays plc
1.007%, 1Y H15 + 0.800%, 12/10/24 (a)	1,102,000	1,105,930
3.650%, 03/16/25	254,000	275,026
4.338%, 3M LIBOR + 1.356%, 05/16/24 (a)	500,000	533,093
5.200%, 05/12/26	250,000	285,535
BBVA USA 2.500%, 08/27/24	580,000	610,338
BNP Paribas S.A.
1.323%, SOFR + 1.004%, 01/13/27 (144A) (a)	318,000	314,147
2.219%, SOFR + 2.074%, 06/09/26 (144A) (a)	402,000	414,304
2.588%, 5Y H15 + 2.050%, 08/12/35 (144A) (a)	950,000	928,067
3.052%, SOFR + 1.507%, 01/13/31 (144A) (a)	815,000	859,263
BNZ International Funding, Ltd.
2.650%, 11/03/22 (144A)	842,000	868,759
2.900%, 02/21/22 (144A)	300,000	305,243
BPCE S.A.
1.000%, 01/20/26 (144A)	570,000	562,106
1.652%, SOFR + 1.520%, 10/06/26 (144A) (a)	534,000	536,357
2.277%, SOFR + 1.312%, 01/20/32 (144A) (a)	415,000	407,094
3.375%, 12/02/26	700,000	763,648
4.625%, 07/11/24 (144A)	400,000	439,628
Citigroup, Inc.
1.122%, SOFR + 0.765%, 01/28/27 (a)	1,044,000	1,029,218
2.561%, SOFR + 1.167%, 05/01/32 (a)	915,000	931,426
3.106%, SOFR + 2.842%, 04/08/26 (a)	1,400,000	1,498,270
3.668%, 3M LIBOR + 1.390%, 07/24/28 (a)	907,000	1,000,313
3.875%, 03/26/25	1,300,000	1,426,183
3.875%, 5Y H15 + 3.417%, 02/18/26 (a)	245,000	250,206
3.878%, 3M LIBOR + 1.168%, 01/24/39 (a)	150,000	172,823
3.980%, 3M LIBOR + 1.338%, 03/20/30 (a)	1,700,000	1,925,499
4.075%, 3M LIBOR + 1.192%, 04/23/29 (a)	667,000	756,475
4.300%, 11/20/26	750,000	846,644
4.400%, 06/10/25	566,000	632,120
4.450%, 09/29/27	1,294,000	1,478,390
Citizens Financial Group, Inc. 2.638%, 09/30/32	193,000	193,004
Cooperative Rabobank UA
3.750%, 07/21/26	513,000	564,920
4.375%, 08/04/25	424,000	473,434
4.625%, 12/01/23	872,000	953,515

Banks—(Continued)
Credit Agricole S.A.
1.247%, SOFR + 0.892%, 01/26/27 (144A) (a)	1,183,000	1,164,703
1.907%, SOFR + 1.676%, 06/16/26 (144A) (a)	750,000	764,656
2.811%, 01/11/41 (144A) †	410,000	389,010
4.375%, 03/17/25 (144A)	295,000	324,397
Credit Suisse AG 2.950%, 04/09/25	510,000	546,053
Credit Suisse Group AG
1.305%, SOFR + 0.980%, 02/02/27 (144A) (a)	1,615,000	1,581,813
2.193%, SOFR + 2.044%, 06/05/26 (144A) (a)	360,000	368,608
4.282%, 01/09/28 (144A)	783,000	870,999
Danske Bank A/S
1.171%, 1Y H15 + 1.030%, 12/08/23 (144A) (a)	1,432,000	1,439,184
2.000%, 09/08/21 (144A)	366,000	367,164
2.700%, 03/02/22 (144A)	372,000	377,897
Deutsche Bank AG
2.129%, SOFR + 1.870%, 11/24/26 (a)	615,000	624,045
2.222%, SOFR + 2.159%, 09/18/24 (a)	1,145,000	1,175,939
3.035%, SOFR + 1.718%, 05/28/32 (a)	1,351,000	1,373,761
4.250%, 10/14/21	900,000	909,759
Discover Bank 4.250%, 03/13/26	1,229,000	1,377,959
Fifth Third Bancorp 8.250%, 03/01/38	200,000	333,895
Goldman Sachs Group, Inc. (The)
1.431%, SOFR + 0.798%, 03/09/27 (a)	2,000,000	1,994,362
1.992%, SOFR + 1.090%, 01/27/32 (a)	1,800,000	1,748,150
3.500%, 11/16/26	1,300,000	1,413,622
3.691%, 3M LIBOR + 1.510%, 06/05/28 (a)	2,614,000	2,886,140
4.223%, 3M LIBOR + 1.301%, 05/01/29 (a)	820,000	935,206
4.411%, 3M LIBOR + 1.430%, 04/23/39 (a)	445,000	541,803
HSBC Holdings plc
2.357%, SOFR + 1.947%, 08/18/31 (a) (e)	890,000	890,607
3.900%, 05/25/26	200,000	222,426
4.041%, 3M LIBOR + 1.546%, 03/13/28 (a)	432,000	479,114
4.250%, 03/14/24	500,000	541,629
4.250%, 08/18/25	300,000	332,388
4.375%, 11/23/26	1,006,000	1,134,366
6.100%, 01/14/42	370,000	539,027
6.500%, 09/15/37	930,000	1,293,655
Industrial & Commercial Bank of China, Ltd. 2.452%, 10/20/21	750,000	753,592
ING Groep NV
1.726%, SOFR + 1.005%, 04/01/27 (a)	285,000	287,433
4.100%, 10/02/23	1,270,000	1,369,591
KeyCorp 4.150%, 10/29/25	275,000	309,600
Lloyds Banking Group plc
1.627%, 1Y H15 + 0.850%, 05/11/27 (a)	720,000	720,372
2.907%, 3M LIBOR + 0.810%, 11/07/23 (a)	300,000	309,333
4.375%, 03/22/28	633,000	726,965
4.450%, 05/08/25	540,000	605,971
4.500%, 11/04/24	685,000	757,765
4.582%, 12/10/25	400,000	449,454
Macquarie Bank, Ltd.
3.052%, 5Y H15 + 1.700%, 03/03/36 (144A) (a) (e)	825,000	819,872

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Macquarie Bank, Ltd.
4.000%, 07/29/25 (144A)	250,000	$277,507
Macquarie Group, Ltd. 5.033%, 3M LIBOR + 1.750%, 01/15/30 (144A) (a)	1,820,000	2,158,485
Mitsubishi UFJ Financial Group, Inc.
2.048%, 07/17/30	1,020,000	1,016,453
2.527%, 09/13/23	250,000	261,214
3.407%, 03/07/24	1,510,000	1,618,154
3.751%, 07/18/39	615,000	700,330
Mizuho Financial Group, Inc.
1.234%, 1Y H15 + 0.670%, 05/22/27 (a) (e)	772,000	760,666
2.226%, 3M LIBOR + 0.830%, 05/25/26 (a)	795,000	822,522
2.869%, SOFR + 1.572%, 09/13/30 (a)	539,000	565,823
Morgan Stanley
0.529%, SOFR + 0.455%, 01/25/24 (a)	1,015,000	1,014,485
2.188%, SOFR + 1.990%, 04/28/26 (a)	250,000	259,575
2.720%, SOFR + 1.152%, 07/22/25 (a)	251,000	263,996
3.217%, SOFR + 1.485%, 04/22/42 (a)	675,000	715,530
3.591%, 3M LIBOR + 1.340%, 07/22/28 (a)	1,067,000	1,181,971
3.700%, 10/23/24	749,000	817,159
3.772%, 3M LIBOR + 1.140%, 01/24/29 (a)	278,000	312,007
3.875%, 04/29/24	700,000	761,336
4.300%, 01/27/45	400,000	494,345
4.431%, 3M LIBOR + 1.628%, 01/23/30 (a)	1,157,000	1,354,721
4.457%, 3M LIBOR + 1.431%, 04/22/39 (a)	850,000	1,049,471
5.000%, 11/24/25	1,269,000	1,463,000
5.500%, 07/28/21	807,000	810,094
National Australia Bank, Ltd.
2.332%, 08/21/30 (144A)	470,000	456,164
2.648%, 01/14/41 (144A) †	355,000	332,058
3.933%, 5Y H15 + 1.880%, 08/02/34 (144A) (a)	800,000	866,696
Natwest Group plc
1.642%, 1Y H15 + 0.900%, 06/14/27 (a)	890,000	889,889
3.754%, 5Y H15 + 2.100%, 11/01/29 (a)	700,000	743,750
4.269%, 3M LIBOR + 1.762%, 03/22/25 (a)	480,000	520,648
4.892%, 3M LIBOR + 1.754%, 05/18/29 (a)	290,000	339,622
Natwest Group plc
3.073%, 1Y H15 + 2.550%, 05/22/28 (a)	570,000	601,500
4.800%, 04/05/26	1,037,000	1,187,297
NatWest Markets plc 0.800%, 08/12/24 (144A)	275,000	273,740
Regions Financial Corp. 3.800%, 08/14/23	132,000	140,744
Royal Bank of Canada 4.650%, 01/27/26	495,000	567,120
Santander UK Group Holdings plc
1.673%, SOFR + 0.989%, 06/14/27 (a)	680,000	678,960
Santander UK Group Holdings plc 4.750%, 09/15/25 (144A)	700,000	785,455
Societe Generale S.A.
1.488%, 1Y H15 + 1.100%, 12/14/26 (144A) (a)	1,552,000	1,537,900
1.792%, 1Y H15 + 1.000%, 06/09/27 (144A) (a)	720,000	718,250
2.889%, 1Y H15 + 1.300%, 06/09/32 (144A) (a)	1,670,000	1,689,906
3.000%, 01/22/30 (144A)	549,000	571,830
4.250%, 04/14/25 (144A)	785,000	852,428

Banks—(Continued)
Standard Chartered plc
1.456%, 1Y H15 + 1.000%, 01/14/27 (144A) (a)	365,000	361,508
4.247%, 3M LIBOR + 1.150%, 01/20/23 (144A) (a)	1,200,000	1,224,462
Standard Chartered plc
2.819%, 3M LIBOR + 1.209%, 01/30/26 (144A) (a)	740,000	776,657
4.866%, 5Y USD ICE Swap + 1.970%, 03/15/33 (144A) (a)	300,000	332,751
Sumitomo Mitsui Financial Group, Inc.
1.474%, 07/08/25	2,111,000	2,131,742
3.010%, 10/19/26	212,000	228,686
3.040%, 07/16/29	1,020,000	1,094,653
3.102%, 01/17/23	482,000	502,366
SunTrust Banks, Inc. 2.750%, 05/01/23	1,200,000	1,250,647
SVB Financial Group 4.000%, 5Y H15 + 3.202%, 05/15/26 (a)	1,385,000	1,409,653
UBS Group AG
2.095%, 1Y H15 + 1.000%, 02/11/32 (144A) (a)	1,070,000	1,048,206
2.859%, 3M LIBOR + 0.954%, 08/15/23 (144A) (a)	276,000	283,230
3.491%, 05/23/23 (144A)	762,000	782,611
4.125%, 09/24/25 (144A)	850,000	948,285
UniCredit S.p.A.
1.982%, 1Y H15 + 1.200%, 06/03/27 (144A) (a)	345,000	343,710
2.569%, 1Y H15 + 2.300%, 09/22/26 (144A) (a)	710,000	719,830
5.861%, 5Y USD ICE Swap + 3.703%, 06/19/32 (144A) (a)	455,000	502,406
6.572%, 01/14/22 (144A)	850,000	876,233
7.296%, 5Y USD ICE Swap + 4.914%, 04/02/34 (144A) (a)	230,000	276,534
Wells Fargo & Co.
3.068%, SOFR + 2.530%, 04/30/41 (a)	750,000	769,262
3.196%, 3M LIBOR + 1.170%, 06/17/27 (a)	3,555,000	3,836,640
3.900%, 5Y H15 + 3.453%, 03/15/26 (a)	715,000	740,239
4.100%, 06/03/26	1,291,000	1,449,780
4.650%, 11/04/44	595,000	733,065
5.375%, 11/02/43	1,005,000	1,340,305
Westpac Banking Corp.
4.322%, 5Y USD ICE Swap + 2.236%, 11/23/31 (a)	1,050,000	1,165,200
4.421%, 07/24/39	450,000	532,386

		146,386,978

Beverages—0.7%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.700%, 02/01/36	1,685,000	2,068,074
Anheuser-Busch InBev Finance, Inc. 4.625%, 02/01/44	185,000	224,668
Anheuser-Busch InBev Worldwide, Inc.
4.350%, 06/01/40	5,000	5,951
4.375%, 04/15/38	1,300,000	1,554,242
4.439%, 10/06/48	950,000	1,137,047
4.500%, 06/01/50	712,000	866,497
4.600%, 06/01/60	315,000	387,756
4.750%, 04/15/58	775,000	971,722

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Beverages—(Continued)
Beam Suntory, Inc.
3.250%, 05/15/22	760,000	$773,655
Coca-Cola Femsa S.A.B. de C.V.
1.850%, 09/01/32	515,000	497,670
2.750%, 01/22/30	610,000	635,059
Constellation Brands, Inc.
4.400%, 11/15/25	300,000	338,349
5.250%, 11/15/48	180,000	240,682
Fomento Economico Mexicano S.A.B. de C.V. 3.500%, 01/16/50	790,000	830,890
Keurig Dr Pepper, Inc.
3.430%, 06/15/27	175,000	192,913
4.417%, 05/25/25	268,000	300,655
4.985%, 05/25/38	387,000	493,265

		11,519,095

Biotechnology—0.4%
Amgen, Inc. 2.200%, 02/21/27	430,000	446,474
Baxalta, Inc. 5.250%, 06/23/45	27,000	35,766
Biogen, Inc.
2.250%, 05/01/30	849,000	851,314
3.150%, 05/01/50	230,000	225,881
Gilead Sciences, Inc.
2.600%, 10/01/40 (e)	945,000	909,738
3.250%, 09/01/22	365,000	375,428
Regeneron Pharmaceuticals, Inc. 1.750%, 09/15/30	1,000,000	947,513
Royalty Pharma plc
0.750%, 09/02/23 (144A) (e)	725,000	727,129
1.200%, 09/02/25 (144A)	720,000	713,445
1.750%, 09/02/27 (144A)	720,000	708,614
3.300%, 09/02/40 (144A)	595,000	599,157
3.550%, 09/02/50 (144A) (e)	610,000	606,734

		7,147,193

Building Materials—0.2%
CRH America Finance, Inc. 3.400%, 05/09/27 (144A)	214,000	235,018
Lennox International, Inc. 1.350%, 08/01/25	1,630,000	1,640,248
Martin Marietta Materials, Inc. 3.450%, 06/01/27	499,000	544,990
Masco Corp.
2.000%, 10/01/30	260,000	253,534
6.500%, 08/15/32	720,000	957,748

		3,631,538

Chemicals—0.3%
Albemarle Corp. 5.450%, 12/01/44	350,000	442,521
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co., L.P. 5.125%, 04/01/25 (144A)	630,000	721,186

Chemicals—(Continued)
Dow Chemical Co. (The) 8.850%, 09/15/21 (e)	640,000	649,596
DuPont de Nemours, Inc. 5.319%, 11/15/38	945,000	1,249,770
International Flavors & Fragrances, Inc.
1.832%, 10/15/27 (144A)	330,000	329,063
5.000%, 09/26/48	404,000	522,466
Nutrien, Ltd.
3.000%, 04/01/25	200,000	212,756
3.375%, 03/15/25	87,000	93,717
4.125%, 03/15/35	620,000	707,883
PPG Industries, Inc. 1.200%, 03/15/26	425,000	423,917

		5,352,875

Commercial Services—0.5%
ERAC USA Finance LLC
3.850%, 11/15/24 (144A)	925,000	1,008,352
7.000%, 10/15/37 (144A)	500,000	745,935
Ford Foundation (The) 2.815%, 06/01/70	275,000	275,919
Global Payments, Inc.
3.200%, 08/15/29	695,000	743,901
4.150%, 08/15/49	615,000	705,198
IHS Markit, Ltd. 4.250%, 05/01/29	1,056,000	1,222,003
Pepperdine University 3.301%, 12/01/59	450,000	449,798
Quanta Services, Inc. 2.900%, 10/01/30	1,110,000	1,150,874
Triton Container International, Ltd. 1.150%, 06/07/24 (144A)	850,000	848,319
University of Southern California 3.226%, 10/01/2120	440,000	436,222

		7,586,521

Computers—0.4%
Apple, Inc.
3.000%, 06/20/27	675,000	742,139
3.750%, 09/12/47	1,200,000	1,414,871
3.750%, 11/13/47	200,000	234,300
3.850%, 08/04/46	362,000	430,722
Dell International LLC / EMC Corp.
5.450%, 06/15/23	370,000	401,399
6.020%, 06/15/26	1,786,000	2,144,140
DXC Technology Co. 4.250%, 04/15/24	310,000	336,244
HP, Inc. 3.000%, 06/17/27	490,000	524,738
Leidos, Inc. 2.300%, 02/15/31	365,000	356,101

		6,584,654

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Cosmetics/Personal Care—0.1%
Estee Lauder Cos., Inc. (The) 2.600%, 04/15/30	1,470,000	$1,551,780
Unilever Capital Corp. 3.375%, 03/22/25	310,000	337,566

		1,889,346

Distribution/Wholesale—0.0%
WW Grainger, Inc. 4.600%, 06/15/45	190,000	245,719

Diversified Financial Services—2.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
1.750%, 01/30/26	393,000	388,388
2.875%, 08/14/24	770,000	805,235
4.450%, 12/16/21	450,000	456,833
4.450%, 04/03/26	478,000	524,945
4.500%, 09/15/23	1,830,000	1,962,264
6.500%, 07/15/25	208,000	243,966
Air Lease Corp.
2.875%, 01/15/26	600,000	630,380
3.250%, 03/01/25	484,000	515,913
3.250%, 10/01/29	1,065,000	1,109,941
3.375%, 07/01/25	1,266,000	1,359,851
American Express Co. 3.400%, 02/27/23	600,000	628,167
Aviation Capital Group LLC 5.500%, 12/15/24 (144A)	698,000	788,970
Avolon Holdings Funding, Ltd.
2.125%, 02/21/26 (144A)	445,000	443,157
3.625%, 05/01/22 (144A)	455,000	465,508
4.250%, 04/15/26 (144A)	885,000	959,053
4.375%, 05/01/26 (144A)	540,000	586,974
5.125%, 10/01/23 (144A)	754,000	815,153
5.250%, 05/15/24 (144A)	805,000	885,362
5.500%, 01/15/23 (144A)	1,325,000	1,407,298
5.500%, 01/15/26 (144A)	1,000,000	1,134,263
Blackstone Secured Lending Fund 3.650%, 07/14/23 (144A)	610,000	635,857
BOC Aviation, Ltd.
2.750%, 09/18/22 (144A)	480,000	488,574
3.500%, 10/10/24 (144A) (e)	385,000	410,126
Brookfield Finance, Inc.
3.900%, 01/25/28	358,000	399,519
4.700%, 09/20/47	409,000	498,987
4.850%, 03/29/29	485,000	571,070
Capital One Bank USA N.A. 3.375%, 02/15/23	600,000	627,801
Capital One Financial Corp. 3.950%, 5Y H15 + 3.157%, 09/01/26 (a)	755,000	771,044
Capital One Financial Corp.
3.750%, 07/28/26	860,000	948,689
4.200%, 10/29/25	200,000	223,337
Charles Schwab Corp. (The)
4.000%, 5Y H15 + 3.168%, 06/01/26 (a)	1,020,000	1,063,350
4.000%, 10Y H15 + 3.079%, 12/01/30 (a)	770,000	787,710

Diversified Financial Services—(Continued)
CME Group, Inc. 3.000%, 03/15/25	440,000	471,190
Daiwa Securities Group, Inc. 3.129%, 04/19/22 (144A)	439,000	448,744
GE Capital Funding LLC 4.400%, 05/15/30	375,000	437,000
GE Capital International Funding Co. 4.418%, 11/15/35	2,726,000	3,267,061
Jefferies Group LLC 5.125%, 01/20/23	300,000	320,568
LSEGA Financing plc 2.000%, 04/06/28 (144A)	1,445,000	1,461,267
Nomura Holdings, Inc.
2.648%, 01/16/25	845,000	887,727
2.679%, 07/16/30	540,000	548,450
ORIX Corp. 2.900%, 07/18/22	362,000	371,408
Park Aerospace Holdings, Ltd.
4.500%, 03/15/23 (144A)	320,000	336,377
5.250%, 08/15/22 (144A)	3,335,000	3,489,786
5.500%, 02/15/24 (144A)	680,000	747,527
Private Export Funding Corp.
2.800%, 05/15/22 (e)	1,000,000	1,023,184
3.550%, 01/15/24	7,383,000	7,949,843

		45,297,817

Electric—2.9%
AEP Transmission Co. LLC 3.150%, 09/15/49	225,000	234,348
Alabama Power Co. 3.550%, 12/01/23	461,000	494,584
Alexander Funding Trust 1.841%, 11/15/23 (144A)	800,000	814,614
Baltimore Gas & Electric Co. 5.200%, 06/15/33	1,510,000	1,848,958
Berkshire Hathaway Energy Co. 6.125%, 04/01/36	325,000	456,975
CenterPoint Energy, Inc. 1.450%, 06/01/26 (e)	699,000	699,497
China Southern Power Grid International Finance BVI Co., Ltd. 3.500%, 05/08/27 (144A)	960,000	1,052,002
Cleveland Electric Illuminating Co. (The) 4.550%, 11/15/30 (144A)	250,000	288,880
Consumers Energy Co. 4.350%, 08/31/64	191,000	241,806
Delmarva Power & Light Co. 4.150%, 05/15/45	500,000	598,160
Dominion Energy, Inc. 2.850%, 08/15/26	183,000	194,770
DTE Electric Co. 5.700%, 10/01/37	300,000	407,046
Duke Energy Indiana LLC 3.750%, 05/15/46	350,000	391,969

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Duke Energy Progress LLC
4.100%, 03/15/43	200,000	$237,073
4.375%, 03/30/44	247,000	304,810
5.700%, 04/01/35	360,000	474,667
Duquesne Light Holdings, Inc.
2.532%, 10/01/30 (144A)	450,000	442,079
2.775%, 01/07/32 (144A)	280,000	282,155
3.616%, 08/01/27 (144A)	1,050,000	1,138,854
Edison International
3.550%, 11/15/24	1,180,000	1,254,171
5.750%, 06/15/27	400,000	455,133
Emera U.S. Finance L.P. 4.750%, 06/15/46	500,000	593,815
Enel Finance International NV
3.500%, 04/06/28 (144A) (e)	465,000	509,130
3.625%, 05/25/27 (144A)	480,000	527,259
4.625%, 09/14/25 (144A)	265,000	300,549
Entergy Arkansas LLC
2.650%, 06/15/51	285,000	269,677
3.050%, 06/01/23	765,000	796,518
Entergy Corp. 2.950%, 09/01/26	194,000	206,909
Entergy Louisiana LLC
2.400%, 10/01/26	414,000	433,016
2.900%, 03/15/51	390,000	384,133
3.050%, 06/01/31	195,000	211,181
Evergy Metro, Inc. 5.300%, 10/01/41	315,000	412,903
Exelon Corp. 3.497%, 06/01/22	600,000	615,147
Exelon Generation Co. LLC
3.400%, 03/15/22	643,000	654,497
6.250%, 10/01/39	160,000	197,150
Florida Power & Light Co. 5.625%, 04/01/34	1,250,000	1,694,038
Fortis, Inc. 3.055%, 10/04/26	929,000	996,188
Indiana Michigan Power Co. 3.200%, 03/15/23	330,000	342,765
ITC Holdings Corp. 2.950%, 05/14/30 (144A)	330,000	347,314
Jersey Central Power & Light Co. 6.150%, 06/01/37	200,000	258,575
Massachusetts Electric Co. 4.004%, 08/15/46 (144A)	402,000	447,175
Mid-Atlantic Interstate Transmission LLC 4.100%, 05/15/28 (144A)	340,000	382,627
Nevada Power Co.
5.375%, 09/15/40	223,000	290,278
6.650%, 04/01/36	360,000	522,487
New England Power Co. 3.800%, 12/05/47 (144A)	280,000	303,745
New York State Electric & Gas Corp. 3.250%, 12/01/26 (144A)	434,000	472,311

Electric—(Continued)
NextEra Energy Capital Holdings, Inc. 3.625%, 06/15/23	410,000	431,260
Niagara Mohawk Power Corp.
1.960%, 06/27/30 (144A)	700,000	688,685
3.508%, 10/01/24 (144A)	305,000	327,994
Northern States Power Co. 6.500%, 03/01/28	628,000	799,119
NRG Energy, Inc.
2.000%, 12/02/25 (144A)	560,000	568,049
2.450%, 12/02/27 (144A)	625,000	629,020
OGE Energy Corp. 0.703%, 05/26/23	435,000	435,117
Oklahoma Gas and Electric Co. 0.553%, 05/26/23	525,000	525,017
Oncor Electric Delivery Co. LLC 3.100%, 09/15/49	670,000	704,368
Pacific Gas and Electric Co.
1.367%, 03/10/23	1,245,000	1,245,058
1.531%, 3M LIBOR + 1.375%, 11/15/21 (a)	2,390,000	2,394,897
1.750%, 06/16/22	3,360,000	3,358,147
2.950%, 03/01/26	380,000	388,570
3.450%, 07/01/25	600,000	628,909
3.750%, 08/15/42	245,000	222,896
4.300%, 03/15/45	420,000	403,034
PacifiCorp 3.600%, 04/01/24	315,000	337,674
Pennsylvania Electric Co. 3.250%, 03/15/28 (144A)	113,000	118,656
PPL Electric Utilities Corp. 2.500%, 09/01/22	300,000	305,415
Progress Energy, Inc. 7.000%, 10/30/31	200,000	277,547
Public Service Co. of Colorado 2.500%, 03/15/23	400,000	410,086
Public Service Co. of Oklahoma 6.625%, 11/15/37	600,000	855,781
Puget Energy Inc. 2.379%, 06/15/28 (144A)	853,000	861,723
Sempra Energy 4.050%, 12/01/23	1,054,000	1,131,723
Sierra Pacific Power Co. 3.375%, 08/15/23	556,000	586,152
Southern California Edison Co.
3.650%, 03/01/28	500,000	549,646
5.550%, 01/15/36	500,000	621,519
Southern Power Co. 5.150%, 09/15/41	400,000	487,818
Southwestern Public Service Co. 4.500%, 08/15/41	250,000	308,285
Tampa Electric Co. 4.450%, 06/15/49	500,000	631,807
Toledo Edison Co. (The) 6.150%, 05/15/37	400,000	548,151
Tri-State Generation & Transmission Association, Inc. 4.250%, 06/01/46	206,000	221,497

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Virginia Electric & Power Co.
4.450%, 02/15/44	126,000	$156,179
6.000%, 05/15/37	685,000	952,079

		47,593,816

Electronics—0.1%
Arrow Electronics, Inc.
3.250%, 09/08/24	439,000	467,230
3.875%, 01/12/28	376,000	421,011

		888,241

Engineering & Construction—0.0%
Mexico City Airport Trust 5.500%, 07/31/47 (144A)	200,000	202,760

Environmental Control—0.0%
Republic Services, Inc. 1.450%, 02/15/31	710,000	665,168

Food—0.4%
Bimbo Bakeries USA, Inc. 4.000%, 05/17/51 (144A)	695,000	746,293
Campbell Soup Co. 3.125%, 04/24/50	287,000	278,995
Conagra Brands, Inc.
5.300%, 11/01/38	205,000	260,534
5.400%, 11/01/48	325,000	436,278
Kroger Co. (The) 8.000%, 09/15/29	610,000	861,022
McCormick and Co., Inc. 2.500%, 04/15/30	1,239,000	1,275,965
Smithfield Foods, Inc.
3.000%, 10/15/30 (144A)	1,160,000	1,169,542
5.200%, 04/01/29 (144A)	1,100,000	1,280,500
Tyson Foods, Inc. 5.150%, 08/15/44 (e)	100,000	128,717

		6,437,846

Forest Products & Paper—0.0%
International Paper Co. 8.700%, 06/15/38	250,000	417,038

Gas—0.5%
APT Pipelines, Ltd.
4.200%, 03/23/25 (144A)	700,000	767,639
4.250%, 07/15/27 (144A)	687,000	775,839
Atmos Energy Corp.
0.625%, 03/09/23	310,000	310,095
4.150%, 01/15/43	460,000	539,798
Brooklyn Union Gas Co. (The) 4.273%, 03/15/48 (144A)	500,000	568,936
KeySpan Gas East Corp. 2.742%, 08/15/26 (144A)	345,000	361,725

Gas—(Continued)
NiSource, Inc.
1.700%, 02/15/31	570,000	538,610
2.950%, 09/01/29	465,000	492,549
Southern California Gas Co. 2.550%, 02/01/30 (e)	829,000	856,282
Southern Co. Gas Capital Corp.
3.950%, 10/01/46	212,000	235,725
4.400%, 06/01/43	375,000	445,135
6.000%, 10/01/34	1,000,000	1,309,495
Southwest Gas Corp. 3.800%, 09/29/46	332,000	359,041

		7,560,869

Healthcare-Products—0.1%
Abbott Laboratories 1.150%, 01/30/28	500,000	490,537
Boston Scientific Corp. 4.000%, 03/01/29	606,000	689,223
Thermo Fisher Scientific, Inc. 2.950%, 09/19/26	286,000	308,411

		1,488,171

Healthcare-Services—1.1%
Aetna, Inc. 6.625%, 06/15/36	297,000	432,715
Anthem, Inc.
3.500%, 08/15/24	1,035,000	1,114,801
4.101%, 03/01/28	460,000	525,737
4.650%, 08/15/44	324,000	404,314
Bon Secours Mercy Health, Inc. 3.205%, 06/01/50	625,000	647,230
Children S Hospital Corp. 2.585%, 02/01/50	430,000	410,857
Children’s Hospital 2.928%, 07/15/50	540,000	536,312
CommonSpirit Health
1.547%, 10/01/25	435,000	438,724
2.782%, 10/01/30	430,000	446,212
3.910%, 10/01/50	425,000	467,129
Cottage Health Obligated Group 3.304%, 11/01/49	500,000	539,847
Hackensack Meridian Health, Inc.
2.675%, 09/01/41	1,180,000	1,156,713
2.875%, 09/01/50	700,000	690,269
Hartford HealthCare Corp. 3.447%, 07/01/54 (e)	1,100,000	1,154,817
HCA, Inc.
3.500%, 07/15/51	840,000	839,617
5.125%, 06/15/39	565,000	705,757
5.250%, 06/15/26	1,540,000	1,782,642
Memorial Health Services 3.447%, 11/01/49 (e)	995,000	1,077,459
MidMichigan Health 3.409%, 06/01/50	245,000	263,149

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
MultiCare Health System 2.803%, 08/15/50	365,000	$358,890
NYU Langone Hospitals 3.380%, 07/01/55 (e)	410,000	434,286
Providence St. Joseph Health Obligated Group 2.746%, 10/01/26	210,000	224,537
Quest Diagnostics, Inc. 3.450%, 06/01/26	140,000	153,733
Texas Health Resources
2.328%, 11/15/50	340,000	308,174
4.330%, 11/15/55	250,000	326,636
UnitedHealth Group, Inc.
3.250%, 05/15/51	900,000	960,090
4.625%, 07/15/35	320,000	404,213
Universal Health Services, Inc. 2.650%, 10/15/30 (144A)	510,000	512,820
Yale-New Haven Health Services Corp. 2.496%, 07/01/50	580,000	532,769

		17,850,449

Holding Companies-Diversified—0.1%
CVS Pass-Through Trust 4.704%, 01/10/36 (144A)	692,789	785,082
Hutchison Whampoa International 11, Ltd. 4.625%, 01/13/22 (144A)	1,100,000	1,123,853

		1,908,935

Home Builders—0.0%
Lennar Corp. 4.500%, 04/30/24	280,000	306,250

Insurance—1.1%
AIA Group, Ltd.
3.600%, 04/09/29 (144A)	495,000	548,059
3.900%, 04/06/28 (144A) (e)	415,000	465,493
AIG SunAmerica Global Financing X 6.900%, 03/15/32 (144A)	500,000	713,284
American Financial Group, Inc. 3.500%, 08/15/26	750,000	814,445
Aon plc 3.500%, 06/14/24	485,000	520,784
Assurant, Inc. 4.200%, 09/27/23	605,000	648,736
Athene Global Funding
0.950%, 01/08/24 (144A) (e)	550,000	550,441
1.450%, 01/08/26 (144A)	420,000	420,285
2.750%, 06/25/24 (144A)	890,000	932,889
2.950%, 11/12/26 (144A)	1,825,000	1,942,964
Berkshire Hathaway Finance Corp. 4.300%, 05/15/43	831,000	1,035,494
Dai-ichi Life Insurance Co., Ltd. (The) 4.000%, 3M LIBOR + 3.660%, 07/24/26 (144A) (a)	759,000	820,669
F&G Global Funding 1.750%, 06/30/26 (144A)	585,000	587,407

Insurance—(Continued)
Guardian Life Insurance Co. of America (The) 4.850%, 01/24/77 (144A)	156,000	199,762
Hanover Insurance Group, Inc. (The) 2.500%, 09/01/30	380,000	380,143
Hartford Financial Services Group, Inc. (The) 4.300%, 04/15/43	400,000	471,955
Intact U.S. Holdings, Inc. 4.600%, 11/09/22	750,000	786,127
Jackson National Life Global Funding
3.050%, 04/29/26 (144A)	300,000	322,209
3.250%, 01/30/24 (144A)	460,000	489,797
Liberty Mutual Insurance Co. 8.500%, 05/15/25 (144A)	800,000	983,831
Lincoln National Corp. 4.200%, 03/15/22	350,000	359,399
Manulife Financial Corp. 4.061%, 5Y USD ICE Swap + 1.647%, 02/24/32 (a)	500,000	551,724
Massachusetts Mutual Life Insurance Co. 7.625%, 11/15/23 (144A)	550,000	608,323
New York Life Global Funding 3.000%, 01/10/28 (144A)	485,000	527,144
New York Life Insurance Co. 4.450%, 05/15/69 (144A)	625,000	781,602
Northwestern Mutual Global Funding 1.700%, 06/01/28 (144A)	620,000	620,592
Pacific Life Insurance Co. 4.300%, 3M LIBOR + 2.796%, 10/24/67 (144A) (a)	200,000	229,794
Principal Financial Group, Inc. 3.125%, 05/15/23	250,000	261,938
Progressive Corp. (The) 5.375%, 3M LIBOR + 2.539%, 03/15/23 (a)	430,000	450,851

		18,026,141

Internet—0.1%
eBay, Inc. 2.600%, 05/10/31	2,500,000	2,543,653

Iron/Steel—0.2%
Nucor Corp.
2.979%, 12/15/55 (144A)	250,000	241,601
Reliance Steel & Aluminum Co. 1.300%, 08/15/25	1,810,000	1,814,410
Steel Dynamics, Inc.
1.650%, 10/15/27	630,000	627,887
3.450%, 04/15/30	237,000	257,820
Vale Overseas, Ltd. 3.750%, 07/08/30 (e)	405,000	431,203

		3,372,921

Machinery-Diversified—0.1%
Deere & Co. 8.100%, 05/15/30	400,000	591,006
Nvent Finance Sarl 4.550%, 04/15/28	562,000	617,275

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Machinery-Diversified—(Continued)
Otis Worldwide Corp. 2.565%, 02/15/30	1,110,000	$1,149,569
Xylem, Inc. 3.250%, 11/01/26	118,000	129,238

		2,487,088

Media—0.9%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
3.700%, 04/01/51	840,000	830,816
4.800%, 03/01/50	935,000	1,073,893
6.834%, 10/23/55	400,000	588,790
Comcast Corp.
2.650%, 08/15/62	705,000	644,153
3.900%, 03/01/38	591,000	680,055
4.200%, 08/15/34	556,000	658,473
4.250%, 01/15/33	1,880,000	2,240,515
4.600%, 10/15/38	880,000	1,090,674
COX Communications, Inc.
1.800%, 10/01/30 (144A)	1,880,000	1,791,782
2.950%, 10/01/50 (144A)	630,000	596,784
Discovery Communications LLC 5.200%, 09/20/47	485,000	602,753
Grupo Televisa S.A.B. 6.125%, 01/31/46	200,000	272,842
TCI Communications, Inc. 7.125%, 02/15/28	801,000	1,071,516
Time Warner Cable LLC 5.500%, 09/01/41	1,000,000	1,239,480
ViacomCBS, Inc. 2.900%, 01/15/27	251,000	266,497
ViacomCBS, Inc.
3.700%, 08/15/24	223,000	240,892
4.850%, 07/01/42	255,000	312,157
5.850%, 09/01/43	215,000	294,575
5.900%, 10/15/40	125,000	167,797

		14,664,444

Mining—0.4%
Anglo American Capital plc
2.625%, 09/10/30 (144A)	566,000	568,141
4.000%, 09/11/27 (144A)	300,000	332,602
Barrick Gold Corp. 6.450%, 10/15/35	300,000	414,366
Glencore Funding LLC
1.625%, 09/01/25 (144A)	2,140,000	2,164,331
2.500%, 09/01/30 (144A)	2,270,000	2,264,454
4.125%, 05/30/23 (144A)	346,000	368,018

		6,111,912

Miscellaneous Manufacturing—0.1%
General Electric Co. 3.625%, 05/01/30 (e)	580,000	646,746
Parker-Hannifin Corp.
4.100%, 03/01/47	250,000	296,262

Miscellaneous Manufacturing—(Continued)
Parker-Hannifin Corp.
4.450%, 11/21/44	333,000	410,505
Siemens Financieringsmaatschappij NV 3.125%, 03/16/24 (144A)	500,000	533,575

		1,887,088

Oil & Gas—1.3%
BP Capital Markets America, Inc.
2.939%, 06/04/51	1,260,000	1,206,295
3.017%, 01/16/27	655,000	706,809
BP Capital Markets plc 3.279%, 09/19/27	534,000	584,800
Chevron USA, Inc.
5.050%, 11/15/44	450,000	603,431
6.000%, 03/01/41	360,000	526,646
Cimarex Energy Co. 3.900%, 05/15/27	710,000	782,591
ConocoPhillips 2.400%, 02/15/31 (144A)	390,000	399,180
Diamondback Energy, Inc.
3.250%, 12/01/26	440,000	471,637
4.750%, 05/31/25	900,000	1,013,350
Ecopetrol S.A. 4.125%, 01/16/25	433,000	456,256
Eni S.p.A. 4.000%, 09/12/23 (144A)	385,000	411,192
EQT Corp. 3.900%, 10/01/27	200,000	214,250
Exxon Mobil Corp.
2.992%, 03/19/25	1,060,000	1,136,943
2.995%, 08/16/39	690,000	707,969
3.095%, 08/16/49	860,000	875,253
Hess Corp. 6.000%, 01/15/40	245,000	314,232
HollyFrontier Corp.
2.625%, 10/01/23	775,000	801,334
5.875%, 04/01/26	409,000	473,123
Lundin Energy Finance B.V.
2.000%, 07/15/26 (144A)	389,000	389,623
3.100%, 07/15/31 (144A)	335,000	338,395
Marathon Petroleum Corp.
3.625%, 09/15/24	371,000	399,174
4.500%, 05/01/23	232,000	247,417
4.700%, 05/01/25	138,000	155,634
Pioneer Natural Resources Co. 1.900%, 08/15/30 (e)	800,000	770,755
Saudi Arabian Oil Co.
1.250%, 11/24/23 (144A)	200,000	202,016
1.625%, 11/24/25 (144A)	220,000	222,090
Suncor Energy, Inc.
5.950%, 12/01/34	668,000	886,108
5.950%, 05/15/35	210,000	276,266
7.875%, 06/15/26 (e)	544,000	689,667
9.250%, 10/15/21	243,000	249,182

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
TotalEnergies Capital International S.A.
2.986%, 06/29/41	900,000	$916,535
3.127%, 05/29/50	870,000	881,899
3.461%, 07/12/49	660,000	715,035
Valero Energy Corp.
1.200%, 03/15/24	710,000	716,143
2.150%, 09/15/27	640,000	650,130
2.700%, 04/15/23	550,000	570,206
7.500%, 04/15/32	126,000	176,961

		21,138,527

Oil & Gas Services—0.1%
Baker Hughes Holdings LLC 5.125%, 09/15/40	360,000	459,595
Halliburton Co.
4.750%, 08/01/43	215,000	250,946
4.850%, 11/15/35	270,000	317,795
6.750%, 02/01/27	200,000	249,589
Schlumberger Investment S.A. 2.650%, 06/26/30 (e)	650,000	682,882

		1,960,807

Packaging & Containers—0.1%
Graphic Packaging International LLC 1.512%, 04/15/26 (144A)	894,000	889,463
WRKCo, Inc. 3.750%, 03/15/25	300,000	327,278

		1,216,741

Pharmaceuticals—1.2%
AbbVie, Inc.
2.800%, 03/15/23	172,000	177,702
3.200%, 11/21/29	1,583,000	1,719,208
3.450%, 03/15/22	500,000	508,431
3.850%, 06/15/24	1,038,000	1,125,769
4.050%, 11/21/39	982,000	1,140,520
4.400%, 11/06/42	600,000	728,556
4.450%, 05/14/46	220,000	265,677
AstraZeneca plc
2.125%, 08/06/50	390,000	340,606
6.450%, 09/15/37	350,000	523,199
Becton Dickinson & Co.
3.734%, 12/15/24	85,000	92,561
3.794%, 05/20/50	575,000	642,924
Bristol-Myers Squibb Co.
4.125%, 06/15/39	527,000	635,982
4.550%, 02/20/48	550,000	717,450
5.000%, 08/15/45	152,000	207,749
Cigna Corp. 4.800%, 07/15/46	156,000	197,825
CVS Health Corp.
4.300%, 03/25/28	459,000	527,348
5.050%, 03/25/48	2,065,000	2,682,178

Pharmaceuticals—(Continued)
CVS Pass-Through Trust
5.773%, 01/10/33 (144A)	666,494	789,979
6.204%, 10/10/25 (144A)	369,713	404,374
8.353%, 07/10/31 (144A)	133,554	175,055
Mead Johnson Nutrition Co. 4.125%, 11/15/25	89,000	100,126
Mylan, Inc.
4.550%, 04/15/28	350,000	401,943
5.400%, 11/29/43	400,000	493,680
Shire Acquisitions Investments Ireland DAC
2.875%, 09/23/23	445,000	465,683
3.200%, 09/23/26	2,100,000	2,279,628
Takeda Pharmaceutical Co., Ltd.
3.025%, 07/09/40	460,000	464,339
3.175%, 07/09/50	440,000	444,683
3.375%, 07/09/60	310,000	318,151
Viatris, Inc. 3.850%, 06/22/40 (144A)	412,000	438,154
Zoetis, Inc. 2.000%, 05/15/30	590,000	587,275

		19,596,755

Pipelines—1.1%
ANR Pipeline Co. 7.375%, 02/15/24	226,000	262,028
Boardwalk Pipelines L.P. 3.400%, 02/15/31	630,000	668,707
Buckeye Partners L.P. 5.850%, 11/15/43	575,000	570,687
Cameron LNG LLC 3.701%, 01/15/39 (144A)	769,000	855,493
Cheniere Corpus Christi Holdings LLC
3.700%, 11/15/29	400,000	436,913
5.125%, 06/30/27	530,000	616,277
Enable Midstream Partners L.P.
3.900%, 05/15/24	350,000	371,999
4.150%, 09/15/29	443,000	485,050
4.950%, 05/15/28	290,000	332,039
Energy Transfer L.P.
3.900%, 07/15/26	117,000	127,753
4.950%, 01/15/43	394,000	435,499
5.300%, 04/01/44	200,000	230,605
5.500%, 06/01/27	167,000	195,855
6.050%, 06/01/41	270,000	342,371
6.100%, 02/15/42	500,000	621,617
Enterprise Products Operating LLC
3.900%, 02/15/24	470,000	505,509
4.950%, 10/15/54	179,000	221,815
5.100%, 02/15/45	200,000	252,594
Flex Intermediate Holdco LLC
3.363%, 06/30/31 (144A)	600,000	607,365
4.317%, 12/30/39 (144A)	425,000	432,166
Galaxy Pipeline Assets Bidco, Ltd. 2.940%, 09/30/40 (144A)	800,000	794,089

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Gray Oak Pipeline LLC
2.000%, 09/15/23 (144A)	415,000	$423,277
2.600%, 10/15/25 (144A)	1,300,000	1,335,424
Kinder Morgan, Inc.
2.000%, 02/15/31	410,000	394,134
3.250%, 08/01/50	500,000	483,520
5.050%, 02/15/46	250,000	303,576
MPLX L.P. 5.200%, 12/01/47	165,000	201,223
ONEOK Partners L.P. 6.650%, 10/01/36	950,000	1,279,978
ONEOK, Inc. 3.400%, 09/01/29	245,000	260,794
Phillips 66 Partners L.P.
3.150%, 12/15/29	330,000	346,603
3.550%, 10/01/26	100,000	108,654
4.900%, 10/01/46	200,000	238,368
Plains All American Pipeline L.P. / PAA Finance Corp. 4.700%, 06/15/44 (e)	560,000	593,265
Southern Natural Gas Co. LLC 4.800%, 03/15/47 (144A)	244,000	300,530
TC PipeLines L.P. 3.900%, 05/25/27	100,000	110,214
Tennessee Gas Pipeline Co. LLC 2.900%, 03/01/30 (144A)	425,000	440,925
TransCanada PipeLines, Ltd.
3.750%, 10/16/23	400,000	425,726
4.750%, 05/15/38	300,000	360,711
Williams Cos., Inc. (The)
3.900%, 01/15/25	100,000	109,350
4.850%, 03/01/48	300,000	364,601

		17,447,304

Real Estate—0.1%
Goodman Australia Industrial Fund Bond Issuer Pty, Ltd. 3.400%, 09/30/26 (144A)	632,000	687,731
Ontario Teachers’ Cadillac Fairview Properties Trust 3.875%, 03/20/27 (144A)	603,000	664,414

		1,352,145

Real Estate Investment Trusts—1.8%
Alexandria Real Estate Equities, Inc.
1.875%, 02/01/33	410,000	387,575
2.000%, 05/18/32	710,000	691,634
3.800%, 04/15/26	175,000	194,857
4.000%, 02/01/50	566,000	648,598
American Tower Corp.
1.500%, 01/31/28	965,000	938,340
1.875%, 10/15/30 (e)	845,000	815,139
2.100%, 06/15/30	470,000	462,194
2.250%, 01/15/22	500,000	505,170
2.950%, 01/15/51	255,000	243,460
3.100%, 06/15/50	390,000	381,023
3.375%, 10/15/26	287,000	312,640
3.700%, 10/15/49	665,000	721,748

Real Estate Investment Trusts—(Continued)
Boston Properties L.P.
3.200%, 01/15/25	380,000	407,098
3.850%, 02/01/23	800,000	835,363
Brixmor Operating Partnership L.P.
2.250%, 04/01/28	600,000	599,283
3.850%, 02/01/25	500,000	543,856
Corporate Office Properties L.P.
2.750%, 04/15/31	1,153,000	1,161,700
Crown Castle International Corp. 2.250%, 01/15/31	915,000	903,131
Digital Realty Trust L.P. 3.700%, 08/15/27	270,000	302,209
Equinix, Inc.
2.000%, 05/15/28	1,388,000	1,393,973
2.900%, 11/18/26	875,000	935,976
Essex Portfolio L.P. 2.650%, 03/15/32	565,000	573,223
Goodman U.S. Finance Three LLC 3.700%, 03/15/28 (144A)	387,000	419,393
Healthcare Trust of America Holdings L.P. 2.000%, 03/15/31	470,000	453,893
Healthpeak Properties, Inc. 3.500%, 07/15/29	600,000	662,527
LifeStorage L.P. 3.500%, 07/01/26	1,000,000	1,093,907
Mid-America Apartments L.P. 1.700%, 02/15/31	470,000	446,424
National Retail Properties, Inc. 3.600%, 12/15/26	453,000	494,522
Office Properties Income Trust
2.650%, 06/15/26	925,000	938,519
4.000%, 07/15/22	627,000	647,435
Prologis L.P. 2.250%, 04/15/30	200,000	204,280
Realty Income Corp.
3.000%, 01/15/27	200,000	216,064
3.250%, 01/15/31	345,000	375,856
3.875%, 04/15/25	505,000	557,155
Regency Centers L.P. 2.950%, 09/15/29	560,000	589,717
Safehold Operating Partnership L.P. 2.800%, 06/15/31	2,220,000	2,219,171
Scentre Group Trust 1 / Scentre Group Trust 2 3.500%, 02/12/25 (144A)	720,000	773,601
Scentre Group Trust 2 4.750%, 5Y H15 + 4.379%, 09/24/80 (144A) (a)	635,000	677,862
SITE Centers Corp. 4.700%, 06/01/27	226,000	250,268
UDR, Inc.
2.100%, 08/01/32	470,000	451,237
2.950%, 09/01/26	233,000	248,883
3.000%, 08/15/31	95,000	99,933
3.200%, 01/15/30	625,000	675,592
Ventas Realty L.P.
3.500%, 02/01/25	197,000	212,594
3.850%, 04/01/27 (e)	369,000	412,417

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
Welltower, Inc.
3.100%, 01/15/30	445,000	$473,910
6.500%, 03/15/41	225,000	318,402
WP Carey, Inc.
2.250%, 04/01/33	845,000	809,008
4.250%, 10/01/26 (e)	285,000	320,137

		29,000,897

Retail—0.6%
7-Eleven, Inc. 1.300%, 02/10/28 (144A)	405,000	391,221
2.500%, 02/10/41 (144A)	409,000	380,794
Alimentation Couche-Tard, Inc.
2.950%, 01/25/30 (144A)	360,000	373,535
3.439%, 05/13/41 (144A)	780,000	805,322
3.625%, 05/13/51 (144A)	870,000	909,116
3.800%, 01/25/50 (144A)	625,000	669,845
AutoZone, Inc. 1.650%, 01/15/31	530,000	504,202
Dollar General Corp. 4.125%, 05/01/28	485,000	555,417
Kohl’s Corp. 3.375%, 05/01/31	800,000	828,213
Lowe’s Cos., Inc.
1.700%, 10/15/30	1,085,000	1,040,110
2.625%, 04/01/31	700,000	723,292
3.120%, 04/15/22	300,000	304,560
3.125%, 09/15/24	276,000	295,624
3.650%, 04/05/29	198,000	221,475
McDonald’s Corp.
4.450%, 03/01/47	180,000	220,368
4.700%, 12/09/35	84,000	104,122
6.300%, 10/15/37	152,000	217,485
Nordstrom, Inc. 4.250%, 08/01/31 (144A) (e)	908,000	945,681
O’Reilly Automotive, Inc. 3.600%, 09/01/27	494,000	552,973

		10,043,355

Savings & Loans—0.0%
Nationwide Building Society 1.000%, 08/28/25 (144A)	380,000	376,451

Semiconductors—0.7%
Analog Devices, Inc.
3.125%, 12/05/23	293,000	309,927
4.500%, 12/05/36	336,000	395,914
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.875%, 01/15/27	600,000	662,987
Broadcom, Inc.
1.950%, 02/15/28 (144A) (e)	1,800,000	1,799,229
4.110%, 09/15/28	1,268,000	1,426,421
4.250%, 04/15/26	800,000	896,829
4.750%, 04/15/29	465,000	540,914
Microchip Technology, Inc.
0.972%, 02/15/24 (144A)	970,000	969,522

Semiconductors—(Continued)
Microchip Technology, Inc.
0.983%, 09/01/24 (144A)	1,200,000	1,194,182
NXP B.V. / NXP Funding LLC / NXP USA, Inc.
2.500%, 05/11/31 (144A)	1,085,000	1,095,732
3.250%, 05/11/41 (144A)	1,115,000	1,146,409
Xilinx, Inc. 2.375%, 06/01/30	700,000	711,556

		11,149,622

Software—0.5%
Citrix Systems, Inc. 1.250%, 03/01/26	275,000	271,547
Fiserv, Inc.
3.200%, 07/01/26	305,000	330,064
4.400%, 07/01/49	295,000	355,818
Microsoft Corp.
2.400%, 08/08/26	400,000	426,349
2.921%, 03/17/52	582,000	617,704
3.041%, 03/17/62	149,000	158,946
3.500%, 02/12/35	296,000	343,481
Oracle Corp.
2.300%, 03/25/28	2,500,000	2,565,018
3.800%, 11/15/37	900,000	986,983
3.850%, 07/15/36	124,000	136,319
3.900%, 05/15/35	106,000	118,041
4.300%, 07/08/34	103,000	119,405
Roper Technologies, Inc. 1.400%, 09/15/27	1,050,000	1,032,665
VMware, Inc. 4.650%, 05/15/27	425,000	487,763

		7,950,103

Telecommunications—1.4%
AT&T, Inc.
1.650%, 02/01/28	305,000	302,729
2.250%, 02/01/32	510,000	500,545
2.300%, 06/01/27	1,740,000	1,799,687
3.100%, 02/01/43	770,000	754,485
3.500%, 06/01/41	479,000	497,569
3.500%, 09/15/53 (144A)	2,795,000	2,808,054
Deutsche Telekom AG 3.625%, 01/21/50 (144A)	276,000	291,366
NBN Co., Ltd. 2.625%, 05/05/31 (144A)	1,600,000	1,638,928
T-Mobile USA, Inc.
1.500%, 02/15/26	1,570,000	1,581,995
2.050%, 02/15/28	1,760,000	1,786,699
3.000%, 02/15/41	975,000	962,978
3.750%, 04/15/27	1,705,000	1,884,025
Verizon Communications, Inc.
2.100%, 03/22/28	385,000	393,052
2.650%, 11/20/40	779,000	749,645
2.987%, 10/30/56	654,000	614,785
4.125%, 03/16/27	400,000	455,536
4.272%, 01/15/36	280,000	333,151

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Verizon Communications, Inc.
4.400%, 11/01/34	600,000	$714,724
4.672%, 03/15/55	1,490,000	1,916,773
4.862%, 08/21/46	780,000	1,009,155
Vodafone Group plc
5.250%, 05/30/48	540,000	711,539
6.150%, 02/27/37	500,000	691,879

		22,399,299

Transportation—0.4%
Burlington Northern Santa Fe LLC
3.550%, 02/15/50	233,000	263,481
7.950%, 08/15/30	1,185,000	1,731,015
Burlington Northern, Inc.
8.750%, 02/25/22	812,000	857,086
Canadian National Railway Co. 2.450%, 05/01/50	500,000	449,522
CSX Corp.
4.750%, 11/15/48	404,000	522,569
6.000%, 10/01/36	300,000	412,834
Kansas City Southern 4.700%, 05/01/48 (e)	597,000	743,559
Norfolk Southern Corp.
3.850%, 01/15/24	679,000	727,487
3.942%, 11/01/47	219,000	251,933
Union Pacific Corp. 4.100%, 09/15/67	200,000	231,208

		6,190,694

Trucking & Leasing—0.1%
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
2.700%, 03/14/23 (144A)	948,000	978,662
4.125%, 08/01/23 (144A)	598,000	637,871

		1,616,533

Water—0.0%
American Water Capital Corp. 2.800%, 05/01/30	750,000	793,815

Total Corporate Bonds & Notes (Cost $538,736,931)		565,720,262

Asset-Backed Securities—9.5%

Asset-Backed - Automobile—2.4%
AmeriCredit Automobile Receivables Trust
2.690%, 06/19/23	256,632	258,248
2.710%, 08/18/22	16,650	16,667
3.130%, 01/18/23	945,000	952,263
Carvana Auto Receivables Trust 3.040%, 04/15/25 (144A)	3,815,000	3,943,940
CPS Auto Receivables Trust 3.790%, 06/15/23 (144A)	210,863	212,612

Asset-Backed - Automobile—(Continued)
Credit Acceptance Auto Loan Trust 0.960%, 02/15/30 (144A)	2,700,000	2,701,792
Credito Real USA Auto Receivables Trust 1.350%, 02/16/27 (144A)	1,460,734	1,461,042
Drive Auto Receivables Trust
1.020%, 06/15/27	948,000	952,070
1.450%, 01/16/29	1,600,000	1,609,429
3.180%, 10/15/26	1,160,000	1,206,416
3.530%, 12/15/23 (144A)	1,176,747	1,187,415
3.660%, 11/15/24	89,343	89,478
3.840%, 03/15/23	287,712	289,052
4.090%, 06/15/26	1,225,000	1,271,374
DT Auto Owner Trust
1.100%, 02/16/27 (144A)	1,432,000	1,436,429
3.810%, 12/15/23 (144A)	494,504	497,656
Flagship Credit Auto Trust
2.180%, 02/16/27 (144A)	650,000	663,319
3.790%, 12/16/24 (144A)	3,855,000	3,948,825
GLS Auto Receivables Issuer Trust
1.200%, 01/15/27 (144A)	625,000	627,396
1.680%, 01/15/27 (144A)	1,200,000	1,202,605
GLS Auto Receivables Trust 1.420%, 04/15/27 (144A)	2,250,000	2,241,354
LP LMS ASSET 3.228%, 10/15/28	3,261,248	3,262,904
Oportun Funding LLC 1.210%, 03/08/28 (144A)	950,000	952,720
Prestige Auto Receivables Trust 3.910%, 11/15/22 (144A)	1,234,228	1,235,880
Sonoran Auto Receivables Trust
4.750%, 07/15/24	2,100,299	2,105,550
4.750%, 06/15/25	2,341,502	2,343,843
Tricolor Auto Securitization Trust 4.875%, 11/15/26 (144A)	1,832,578	1,835,900
U.S. Auto Funding LLC 5.500%, 07/15/23 (144A)	352,693	356,164

		38,862,343

Asset-Backed - Credit Card—0.7%
Castlelake L.P. 3.340%, 03/15/23	4,900,000	4,900,000
Continental Finance Credit Card ABS Master Trust 2.240%, 12/15/28 (144A)	1,500,000	1,511,909
Mercury Financial Credit Card Master Trust 1.540%, 03/20/26 (144A)	1,695,000	1,700,119
World Financial Network Credit Card Master Trust 3.140%, 12/15/25	2,635,000	2,683,149

		10,795,177

Asset-Backed - Other—6.4%
Ajax Mortgage Loan Trust 2.239%, 06/25/66 (144A) (g)	2,827,234	2,820,292
American Homes 4 Rent Trust
3.467%, 04/17/52 (144A)	1,107,632	1,174,835
3.678%, 12/17/36 (144A)	88,095	93,787

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
American Homes 4 Rent Trust
4.201%, 12/17/36 (144A)	400,000	$425,764
4.290%, 10/17/36 (144A)	300,000	319,107
4.596%, 12/17/36 (144A)	250,000	268,491
5.036%, 10/17/52 (144A)	1,900,000	2,073,656
5.639%, 04/17/52 (144A)	500,000	547,419
6.231%, 10/17/36 (144A)	650,000	713,705
6.418%, 12/17/36 (144A)	300,000	328,409
American Tower Trust I 3.070%, 03/15/48 (144A)	920,000	924,475
Business Jet Securities LLC
2.162%, 04/15/36 (144A)	1,643,723	1,656,358
2.918%, 04/15/36 (144A)	3,015,564	3,040,636
2.981%, 11/15/35 (144A)	1,696,926	1,727,569
4.212%, 07/15/34 (144A)	2,395,294	2,463,484
Camillo 5.000%, 12/05/23 (h) (i)	3,370,058	3,458,522
Cars Net Lease Mortgage Notes 3.100%, 12/15/50 (144A)	598,500	613,799
Colony American Finance, Ltd. 2.554%, 11/15/48 (144A)	108,377	108,376
Commercial Mortgage Securities Association
3.500%, 07/25/23 (h) (i)	2,209,714	2,207,504
Conix Mortgage Asset Trust 4.704%, 12/25/47 (144A) † (a) (h) (i)	1,078,519	17,041
COOF Securitization Trust, Ltd. 3.018%, 06/25/40 (144A) (a) (c)	564,185	49,049
CoreVest American Finance Trust
2.705%, 10/15/52 (144A)	1,447,308	1,514,559
3.880%, 03/15/52 (144A)	2,470,000	2,720,891
Crossroads Asset Trust 1.440%, 01/20/26 (144A)	1,650,000	1,649,314
DataBank Issuer 2.060%, 02/27/51 (144A)	1,950,000	1,975,343
Diamond Resorts Owner Trust
3.270%, 10/22/29 (144A)	485,632	493,454
3.700%, 01/21/31 (144A)	986,415	1,027,603
FirstKey Homes Trust 2.668%, 10/19/37 (144A)	3,700,000	3,761,069
Fort Credit LLC 2.926%, 1M LIBOR + 2.830%, 11/16/35 (144A) † (a)	5,900,000	5,788,101
Foundation Finance Trust 3.860%, 11/15/34 (144A)	919,200	949,250
Freedom Financial Network LLC 2.620%, 11/18/26 (144A)	83,965	84,089
FTF Funding II LLC 3.100%, 08/15/24	746,693	565,620
Gold Key Resorts LLC 3.220%, 03/17/31 (144A)	94,289	95,432
Goodgreen Trust
2.760%, 04/15/55 (144A)	1,495,289	1,531,844
3.260%, 10/15/53 (144A)	1,653,816	1,725,695
3.740%, 10/15/52 (144A)	344,183	363,854
5.000%, 10/20/51	2,417,653	2,405,565
HERO Funding Trust
3.080%, 09/20/42 (144A)	359,522	371,765

Asset-Backed - Other—(Continued)
HERO Funding Trust
3.950%, 09/20/48 (144A)	1,283,443	1,341,091
4.460%, 09/20/47 (144A)	1,023,606	1,077,956
Hilton Grand Vacations Trust 2.660%, 12/26/28 (144A)	353,657	362,076
KGS-Alpha SBA COOF Trust
0.608%, 05/25/39 (144A) (a) (c)	2,509,248	35,488
0.762%, 08/25/38 (144A) (a) (c)	1,873,081	38,486
1.759%, 03/25/39 (144A) (a) (c)	1,887,202	74,526
3.569%, 04/25/40 (144A) (a) (c)	497,083	40,672
LFT CRE, Ltd. 2.050%, 1M LIBOR + 1.950%, 06/15/39 (144A) † (a)	3,280,000	3,279,997
LL ABS Trust 2.330%, 01/17/28 (144A)	1,192,834	1,201,250
LV Tower 52 Issuer LLC
5.750%, 07/15/49 (144A) † (h) (i)	876,664	884,195
7.750%, 02/15/23 (144A) † (h) (i)	351,739	354,760
Nationstar HECM Loan Trust 1.269%, 09/25/30 (144A) (a)	2,466,241	2,472,409
NRZ Excess Spread-Collateralized Notes
3.228%, 05/25/26 (144A)	2,684,871	2,679,026
3.844%, 12/25/25 (144A)	2,593,800	2,618,233
Oportun Funding X LLC 4.100%, 10/08/24 (144A)	6,506,000	6,510,772
Pagaya AI Debt Selection Trust 1.180%, 11/15/27 (144A)	5,154,685	5,165,504
Pretium Mortgage Credit Partners I LLC
3.105%, 06/27/60 (144A) (g)	1,810,434	1,828,091
Progress Residential 2.409%, 05/17/38 (144A)	1,960,000	1,956,319
Progress Residential Trust 4.656%, 08/17/35 (144A)	2,568,000	2,582,300
Regional Management Issuance Trust 3.040%, 03/17/31 (144A)	2,309,000	2,290,397
Renew Financial 3.670%, 09/20/52 (144A)	439,492	461,808
Sierra Timeshare Receivables Funding LLC 1.330%, 07/20/37 (144A)	1,509,528	1,517,370
SOL S.p.A. 4.160%, 02/09/30	1,100,947	1,144,618
Upstart Securitization Trust
0.870%, 03/20/31 (144A)	1,978,631	1,982,483
1.890%, 03/20/31 (144A)	914,000	919,257
VM DEBT LLC 7.500%, 06/15/24	2,352,962	2,352,962
VOLT C LLC 1.992%, 05/25/51 (144A) (g)	1,989,977	1,990,843
VOLT CI LLC 1.992%, 05/25/51 (144A) (g)	1,897,232	1,898,531
VOLT LLC 2.240%, 03/27/51 (144A) (g)	1,405,776	1,405,891
2.240%, 04/25/51 (144A) (g)	2,737,107	2,737,627
VSE VOI Mortgage LLC 3.560%, 02/20/36 (144A)	714,520	751,374

		106,012,038

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Student Loan—0.0%
Academic Loan Funding Trust 0.892%, 1M LIBOR + 0.800%, 12/26/44 (144A) (a)	665,737	$657,429

Total Asset-Backed Securities (Cost $156,157,479)		156,326,987

Mortgage-Backed Securities—7.3%

Collateralized Mortgage Obligations—5.1%
ACRE TL 6.400%, 12/15/21 (h) (i)	2,072,727	2,052,000
Banc of America Funding Trust 2.560%, 05/20/34 (a)	157,939	163,773
BVRT Financing Trust
0.010%, 11/10/32 (h) (i)	1,441,416	1,441,416
3.152%, 11/10/22 (144A) † (h) (i)	2,766,538	2,766,538
FMC GMSR Issuer Trust
3.690%, 02/25/24	5,000,000	5,000,605
4.450%, 01/25/26 (144A) (a)	3,100,000	3,114,526
Global Mortgage Securitization, Ltd. 0.412%, 1M LIBOR + 0.320%, 11/25/32 (144A) (a)	190,820	184,192
HarborView Mortgage Loan Trust 2.732%, 05/19/34 (a)	438,334	442,564
Headlands Residential LLC
3.875%, 08/25/24 (144A) (g)	4,450,000	4,481,525
3.875%, 11/25/24 (144A) (g)	3,600,000	3,629,106
3.967%, 06/25/24 (144A) (g)	3,100,000	3,111,907
Impac CMB Trust 0.832%, 1M LIBOR + 0.740%, 11/25/34 (a)	1,298,200	1,311,161
JPMorgan Mortgage Trust 2.472%, 08/25/34 (a)	64,350	67,560
LHOME Mortgage Trust 2.090%, 09/25/26 (144A) (a)	1,525,000	1,522,632
MASTR Asset Securitization Trust 5.500%, 12/25/33	118,737	117,898
Merrill Lynch Mortgage Investors Trust
0.552%, 1M LIBOR + 0.460%, 04/25/29 (a)	202,536	201,104
0.592%, 1M LIBOR + 0.500%, 05/25/29 (a)	608,516	607,217
0.712%, 1M LIBOR + 0.620%, 10/25/28 (a)	236,308	238,965
0.732%, 1M LIBOR + 0.640%, 10/25/28 (a)	364,243	366,121
0.859%, 6M LIBOR + 0.680%, 01/25/29 (a)	342,576	342,559
MRA Issuance Trust
1.842%, 1M LIBOR + 1.750%, 02/16/22 (144A) (a)	5,100,000	5,102,157
2.000%, 04/01/22	4,450,000	4,450,000
2.874%, 1M LIBOR + 2.750%, 02/16/22 (144A) (a)	5,100,000	5,100,398
Preston Ridge Partners Mortgage LLC 2.115%, 01/25/26 (144A) (a)	2,930,866	2,936,161
PRPM LLC 1.867%, 04/25/26 (144A) (g)	1,838,259	1,847,282
RCO V Mortgage LLC 3.105%, 09/25/25 (144A) (g)	2,601,645	2,622,484
Seasoned Credit Risk Transfer Trust 3.500%, 07/25/58	3,934,554	4,290,297
3.500%, 10/25/58	1,331,327	1,519,419
4.000%, 11/25/57	3,650,826	3,961,226

Collateralized Mortgage Obligations—(Continued)
Sequoia Mortgage Trust
0.693%, 1M LIBOR + 0.600%, 12/20/34 (a)	644,791	660,704
0.733%, 1M LIBOR + 0.640%, 01/20/34 (a)	367,262	373,216
0.753%, 1M LIBOR + 0.660%, 07/20/33 (a)	409,600	406,236
0.773%, 1M LIBOR + 0.680%, 10/20/34 (a)	670,664	655,635
0.853%, 1M LIBOR + 0.760%, 04/20/33 (a)	304,315	308,349
Structured Asset Mortgage Investments Trust 0.993%, 1M LIBOR + 0.900%, 05/19/33 (a)	541,184	552,236
Structured Asset Mortgage Investments Trust II
0.793%, 1M LIBOR + 0.700%, 01/19/34 (a)	660,683	659,597
0.793%, 1M LIBOR + 0.700%, 03/19/34 (a)	612,714	611,665
Structured Asset Securities Corp. Mortgage Pass-Through Certificates 2.738%, 11/25/33 (a)	213,426	216,966
Thornburg Mortgage Securities Trust
0.732%, 1M LIBOR + 0.640%, 09/25/43 (a)	307,284	312,830
1.940%, 12/25/44 (a)	357,814	357,518
2.178%, 04/25/45 (a)	696,628	708,495
Toorak Mortgage Corp. 3.721%, 09/25/22 (g)	2,107,000	2,132,955
Towd Point Mortgage Trust 2.918%, 11/30/60 (144A) (a)	4,781,944	4,879,840
VOLT XCII LLC 1.893%, 02/27/51 (144A) (g)	1,225,631	1,225,704
VOLT XCIII LLC 1.893%, 02/27/51 (144A) (g)	4,009,306	4,004,719
VOLT XCIV LLC 2.240%, 02/27/51 (144A) (g)	3,056,026	3,059,028

		84,118,486

Commercial Mortgage-Backed Securities—2.2%
BAMLL Commercial Mortgage Securities Trust 4.354%, 08/15/46 (144A) (a)	1,200,000	1,283,675
BB-UBS Trust 3.430%, 11/05/36 (144A)	2,950,000	3,124,644
Citigroup Commercial Mortgage Trust
2.717%, 02/15/53	4,330,000	4,572,976
Commercial Mortgage Trust
0.253%, 07/10/45 (144A) (a) (c)	119,969,349	560,989
2.896%, 02/10/37 (144A)	3,050,000	3,103,005
3.942%, 04/10/33 (144A) (a)	1,450,000	1,588,818
Credit Suisse Mortgage Capital Certificates 4.373%, 09/15/37 (144A)	1,000,000	959,229
Independence Plaza Trust 3.763%, 07/10/35 (144A)	2,935,000	3,110,729
Ladder Capital Commercial Mortgage Trust 3.985%, 02/15/36 (144A)	768,000	859,384
MRCD Mortgage Trust 2.718%, 12/15/36 (144A)	1,997,000	2,012,056
RBS Commercial Funding, Inc. Trust 3.260%, 03/11/31 (144A)	531,000	543,327
RR Trust Zero Coupon, 04/26/48 (144A) † (b)	8,830,000	8,124,121
SLG Office Trust 2.585%, 07/15/41 (144A)	3,090,000	3,218,664

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
VNDO Mortgage Trust 2.996%, 11/15/30 (144A)	1,400,000	$1,438,127
Wells Fargo Commercial Mortgage Trust 1.223%, 1M LIBOR + 1.150%, 02/15/40 (144A) (a)	1,545,337	1,551,707
WF-RBS Commercial Mortgage Trust 4.383%, 03/15/45 (144A) (a)	300,000	294,754

		36,346,205

Total Mortgage-Backed Securities (Cost $117,324,440)		120,464,691

Foreign Government—0.6%

Sovereign—0.6%
Chile Government International Bond 2.550%, 01/27/32 (e)	394,000	402,668
Colombia Government International Bonds
4.000%, 02/26/24	923,000	977,642
5.000%, 06/15/45	749,000	795,588
5.625%, 02/26/44	200,000	226,460
7.375%, 09/18/37	200,000	262,756
Israel Government AID Bond Zero Coupon, 08/15/25	2,500,000	2,381,344
Mexico Government International Bonds
2.659%, 05/24/31 (e)	848,000	828,403
3.600%, 01/30/25	537,000	589,916
3.771%, 05/24/61	625,000	580,937
4.125%, 01/21/26 (e)	189,000	213,264
4.350%, 01/15/47	228,000	237,866
4.600%, 01/23/46	959,000	1,030,244
4.600%, 02/10/48	200,000	214,434
5.750%, 10/12/10	500,000	597,210
Panama Government International Bond 4.500%, 04/16/50	350,000	396,952
Republic of South Africa Government Bond 5.875%, 09/16/25 (e)	384,000	433,421
Saudi Government International Bond 2.250%, 02/02/33 (144A) (e)	490,000	476,010

Total Foreign Government (Cost $10,235,101)		10,645,115

Short-Term Investment—4.4%

Repurchase Agreement—4.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $72,124,643; collateralized by U.S. Treasury Note with rates ranging from 2.125% - 2.375%, maturity dates ranging from 02/29/24 - 03/31/24, and an aggregate market value of $73,567,241.	72,124,643	72,124,643

Total Short-Term Investments (Cost $72,124,643)		72,124,643

Securities Lending Reinvestments (j)—2.9%
Security Description	Principal Amount*	Value

Certificates of Deposit—0.5%
Agricultural Bank of China 0.100%, 07/01/21	600,000	599,999
Industrial & Commercial Bank of China Ltd. 0.110%, 07/22/21	2,000,000	1,999,914
Oversea-Chinese Banking Corp., Ltd. 0.167%, 3M LIBOR + 0.020%, 03/25/22 (a)	2,000,000	2,000,008
Rabobank International London 0.266%, 3M LIBOR + 0.080%, 07/30/21 (a)	1,000,000	1,000,150
Royal Bank of Canada New York 0.240%, 3M LIBOR + 0.040%, 10/05/21 (a)	1,000,000	1,000,177
Toronto-Dominion Bank 0.330%, 3M LIBOR + 0.130%, 07/02/21 (a)	1,000,000	1,000,008

		7,600,256

Repurchase Agreements—1.5%
Barclays Bank plc Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $2,300,013; collateralized by various Common Stock with an aggregate market value of $2,555,752.	2,300,000	2,300,000
Barclays Capital, Inc. Repurchase Agreement dated 06/30/21 at 0.030%, due on 07/01/21 with a maturity value of $5,228,713; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/29 - 11/15/43, and an aggregate market value of $5,333,283.	5,228,709	5,228,709
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $1,250,002; collateralized by U.S. Government Agency Obligations with rates ranging from 0.920% - 7.500%, maturity dates ranging from 11/01/23 - 06/20/71, and an aggregate market value of $1,275,000.	1,250,000	1,250,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/21 at 0.060%, due on 07/01/21 with a maturity value of $2,000,003; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 6.125%, maturity dates ranging from 08/15/29 - 02/15/31, and an aggregate market value of $2,040,001.	2,000,000	2,000,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $300,001; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $306,000.	300,000	300,000
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $1,700,005; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $1,734,699.	1,700,000	1,700,000

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (j)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $3,000,123; collateralized by various Common Stock with an aggregate market value of $3,333,353.	3,000,000	$3,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $1,700,081; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $1,888,889.	1,700,000	1,700,000
Repurchase Agreement dated 06/30/21 at 0.260%, due on 07/07/21 with a maturity value of $200,010; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 3.875%, maturity dates ranging from 12/31/23 - 04/15/29, and various Common Stock with an aggregate market value of $222,261.	200,000	200,000
Societe Generale
Repurchase Agreement dated 06/30/21 at 0.180%, due on 07/01/21 with a maturity value of $5,300,027; collateralized by various Common Stock with an aggregate market value of $5,889,012.	5,300,000	5,300,000
Repurchase Agreement dated 06/30/21 at 0.185%, due on 07/01/21 with a maturity value of $2,600,013; collateralized by various Common Stock with an aggregate market value of $2,888,981.	2,600,000	2,600,000

		25,578,709

Time Deposits—0.3%
ABN AMRO Bank NV 0.080%, 07/01/21	2,000,000	2,000,000
Landesbank Baden-Wuettertemberg (London) 0.130%, 07/01/21	200,000	200,000
National Bank of Canada 0.130%, OBFR + 0.050%, 07/07/21 (a)	2,000,000	2,000,000

		4,200,000

Mutual Funds—0.6%
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (k)	1,000,000	1,000,000
Wells Fargo Government Money Market Fund, Select Class 0.030% (k)	8,502,484	8,502,484

		9,502,484

Total Securities Lending Reinvestments (Cost $46,881,193)		46,881,449

Total Investments—105.9% (Cost $1,680,335,908)		1,745,688,253
Other assets and liabilities (net)—(5.9)%		(97,236,983)

Net Assets—100.0%		$1,648,451,270

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2021, the market value of restricted securities was $21,935,821, which is 1.3% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	Principal only security.
(c)	Interest only security.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(e)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $48,434,537 and the collateral received consisted of cash in the amount of $46,881,193 and non-cash collateral with a value of $2,512,595. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(f)	Principal amount of security is adjusted for inflation.
(g)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(h)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2021, these securities represent 0.8% of net assets.
(i)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(j)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(k)	The rate shown represents the annualized seven-day yield as of June 30, 2021.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2021, the market value of 144A securities was $359,508,241, which is 21.8% of net assets.

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
BVRT Financing Trust, 3.152%, 11/10/22	12/02/20	$2,766,538	$2,766,538	$2,766,538
Conix Mortgage Asset Trust, 4.704%, 12/25/47	05/16/13	1,078,519	1,078,519	17,041
Credit Agricole S.A., 2.811%, 01/11/41	01/05/21	410,000	410,000	389,010
Fort Credit LLC, 2.926%, 11/16/35	11/28/18	5,900,000	5,900,000	5,788,101
LFT CRE, Ltd., 2.050%, 06/15/39	05/26/21	3,280,000	3,280,000	3,279,997
LV Tower 52 Issuer LLC, 5.750%, 07/15/49	08/03/15-02/10/17	876,664	875,679	884,195
LV Tower 52 Issuer LLC, 7.750%, 02/15/23	08/03/15-02/10/17	351,739	351,504	354,760
National Australia Bank, Ltd., 2.648%, 01/14/41	01/05/21	355,000	355,000	332,058
RR Trust, Zero Coupon, 04/26/48	05/24/18-05/29/18	8,830,000	5,926,793	8,124,121

				$21,935,821

Glossary of Abbreviations

Index Abbreviations

(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(ACES)—	Alternative Credit Enhancement Securities
(CMO)—	Collateralized Mortgage Obligation
(ICE)—	Intercontinental Exchange, Inc.
(REMIC)—	Real Estate Mortgage Investment Conduit
(STACR)—	Structured Agency Credit Risk

See accompanying notes to financial statements.

BHFTI-25

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$773,525,106	$—	$773,525,106
Total Corporate Bonds & Notes*	—	565,720,262	—	565,720,262
Asset-Backed Securities
Asset-Backed - Automobile	—	38,862,343	—	38,862,343
Asset-Backed - Credit Card	—	10,795,177	—	10,795,177
Asset-Backed - Other	—	99,090,016	6,922,022	106,012,038
Asset-Backed - Student Loan	—	657,429	—	657,429
Total Asset-Backed Securities	—	149,404,965	6,922,022	156,326,987
Mortgage-Backed Securities
Collateralized Mortgage Obligations	—	77,858,532	6,259,954	84,118,486
Commercial Mortgage-Backed Securities	—	36,346,205	—	36,346,205
Total Mortgage-Backed Securities	—	114,204,737	6,259,954	120,464,691
Total Foreign Government*	—	10,645,115	—	10,645,115
Total Short-Term Investment*	—	72,124,643	—	72,124,643
Securities Lending Reinvestments
Certificates of Deposit	—	7,600,256	—	7,600,256
Repurchase Agreements	—	25,578,709	—	25,578,709
Time Deposits	—	4,200,000	—	4,200,000
Mutual Funds	9,502,484	—	—	9,502,484
Total Securities Lending Reinvestments	9,502,484	37,378,965	—	46,881,449
Total Investments	$9,502,484	$1,723,003,793	$13,181,976	$1,745,688,253

Collateral for Securities Loaned (Liability)	$—	$(46,881,193)	$—	$(46,881,193)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2020	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Amortization Premium/ Discount	Balance as of June 30, 2021	Change in Unrealized Appreciation (Depreciation) from Investments Held at June 30, 2021
Asset-Backed Securities
Asset-Backed - Other	$10,005,808	$43,060	$101,034	$—	$(3,231,558)	$3,678	$6,922,022	$101,034
Mortgage-Backed Securities
Collateralized Mortgage Obligations	7,642,000	(539)	17,812	2,150,000	(3,549,319)	—	6,259,954	17,812

Total	$17,647,808	$42,521	$118,846	$2,150,000	$(6,780,877)	$3,678	$13,181,976	$118,846

See accompanying notes to financial statements.

BHFTI-26

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$1,745,688,253
Receivable for:
Investments sold	217,357
TBA securities sold	35,235,203
Principal paydowns	12,816
Interest	7,078,866

Total Assets	1,788,232,495
Liabilities
Due to custodian	4,691,458
Collateral for securities loaned	46,881,193
Payables for:
Investments purchased	7,765,990
TBA securities purchased	79,064,529
Fund shares redeemed	270,878
Accrued Expenses:
Management fees	553,690
Distribution and service fees	110,172
Deferred trustees’ fees	182,883
Other expenses	260,432

Total Liabilities	139,781,225

Net Assets	$1,648,451,270

Net Assets Consist of:
Paid in surplus	$1,629,611,254
Distributable earnings (Accumulated losses)	18,840,016

Net Assets	$1,648,451,270

Net Assets
Class A	$1,111,036,823
Class B	537,414,447
Capital Shares Outstanding*
Class A	106,795,005
Class B	51,706,449
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.40
Class B	10.39

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,680,335,908.
(b)	Includes securities loaned at value of $48,434,537.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Interest	$19,254,368
Securities lending income	56,031

Total investment income	19,310,399
Expenses
Management fees	4,386,573
Administration fees	34,504
Custodian and accounting fees	89,525
Distribution and service fees—Class B	651,167
Audit and tax services	47,469
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	30,298
Insurance	5,619
Miscellaneous	8,350

Total expenses	5,304,905
Less management fee waiver	(1,116,582)

Net expenses	4,188,323

Net Investment Income	15,122,076

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	7,980,998
Net change in unrealized depreciation on investments	(40,111,734)

Net realized and unrealized gain (loss)	(32,130,736)

Net Increase (Decrease) in Net Assets From Operations	$(17,008,660)

See accompanying notes to financial statements.

BHFTI-27

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$15,122,076	$34,613,529
Net realized gain (loss)	7,980,998	26,103,787
Net change in unrealized appreciation (depreciation)	(40,111,734)	55,928,227

Increase (decrease) in net assets from operations	(17,008,660)	116,645,543

From Distributions to Shareholders
Class A	(27,600,955)	(37,878,748)
Class B	(12,249,635)	(14,921,675)

Total distributions	(39,850,590)	(52,800,423)

Increase (decrease) in net assets from capital share transactions	137,859,785	(28,376,824)

Total increase (decrease) in net assets	81,000,535	35,468,296

Net Assets
Beginning of period	1,567,450,735	1,531,982,439

End of period	$1,648,451,270	$1,567,450,735

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	6,282,855	$67,101,773	1,008,201	$10,757,244
Reinvestments	2,666,759	27,600,955	3,610,939	37,878,748
Redemptions	(212,715)	(2,244,579)	(11,058,464)	(118,407,653)

Net increase (decrease)	8,736,899	$92,458,149	(6,439,324)	$(69,771,661)

Class B
Sales	4,991,470	$52,866,744	10,349,867	$110,142,102
Reinvestments	1,184,684	12,249,635	1,422,467	14,921,675
Redemptions	(1,872,424)	(19,714,743)	(7,878,462)	(83,668,940)

Net increase (decrease)	4,303,730	$45,401,636	3,893,872	$41,394,837

Increase (decrease) derived from capital shares transactions		$137,859,785		$(28,376,824)

See accompanying notes to financial statements.

BHFTI-28

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.78		$10.36	$10.02	$10.30	$10.22	$10.28

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.10		0.25	0.27	0.26	0.24	0.22
Net realized and unrealized gain (loss)	(0.21)		0.57	0.57	(0.24)	0.12	0.04

Total income (loss) from investment operations	(0.11)		0.82	0.84	0.02	0.36	0.26

Less Distributions
Distributions from net investment income	(0.27)		(0.40)	(0.50)	(0.30)	(0.28)	(0.32)

Total distributions	(0.27)		(0.40)	(0.50)	(0.30)	(0.28)	(0.32)

Net Asset Value, End of Period	$10.40		$10.78	$10.36	$10.02	$10.30	$10.22

Total Return (%) (b)	(1.15	)(c)	8.16	8.50	0.28	3.56	2.49

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	(d)	0.58	0.58	0.58	0.58	0.57
Net ratio of expenses to average net assets (%) (e)	0.44	(d)	0.44	0.44	0.44	0.44	0.44
Ratio of net investment income (loss) to average net assets (%)	1.98	(d)	2.36	2.67	2.62	2.34	2.09
Portfolio turnover rate (%)	31	(c)(f)	46 (f)	30	24	23	18
Net assets, end of period (in millions)	$1,111.0		$1,057.3	$1,082.2	$1,771.1	$1,926.3	$1,905.2

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.76		$10.34	$10.00	$10.28	$10.20	$10.26

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.09		0.22	0.25	0.24	0.21	0.19
Net realized and unrealized gain (loss)	(0.22)		0.58	0.56	(0.24)	0.13	0.05

Total income (loss) from investment operations	(0.13)		0.80	0.81	0.00	0.34	0.24

Less Distributions
Distributions from net investment income	(0.24)		(0.38)	(0.47)	(0.28)	(0.26)	(0.30)

Total distributions	(0.24)		(0.38)	(0.47)	(0.28)	(0.26)	(0.30)

Net Asset Value, End of Period	$10.39		$10.76	$10.34	$10.00	$10.28	$10.20

Total Return (%) (b)	(1.27	)(c)	7.89	8.21	0.02	3.31	2.23

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	(d)	0.83	0.83	0.83	0.83	0.82
Net ratio of expenses to average net assets (%) (e)	0.69	(d)	0.69	0.69	0.69	0.69	0.69
Ratio of net investment income (loss) to average net assets (%)	1.73	(d)	2.11	2.42	2.37	2.09	1.84
Portfolio turnover rate (%)	31	(c)(f)	46 (f)	30	24	23	18
Net assets, end of period (in millions)	$537.4		$510.2	$449.7	$434.7	$484.2	$478.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 14% and 25% for the six months ended June 30, 2021 and for the year ended December 31, 2020, respectively.

See accompanying notes to financial statements.

BHFTI-29

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is JPMorgan Core Bond Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTI-30

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTI-31

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are

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Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At June 30, 2021, the Portfolio had a payment of $4,691,458 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at June 30, 2021. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at June 30, 2021. The Portfolio’s average overdraft advances during the six months ended June 30, 2021 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $72,124,643. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $25,578,709. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment

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Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2021
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(9,770,199)	$—	$—	$—	$(9,770,199)
Foreign Government	(2,250,050)	—	—	—	(2,250,050)
U.S. Treasury & Government Agencies	(34,860,944)	—	—	—	(34,860,944)
Total Borrowings	$(46,881,193)	$—	$—	$—	$(46,881,193)
Gross amount of recognized liabilities for securities lending transactions					$(46,881,193)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the

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Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

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Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$389,220,550	$229,521,168	$356,279,281	$128,785,019

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2021 were as follows:

Purchases	Sales
$260,369,780	$267,522,824

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.550% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2021 were $4,386,573.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.140%	ALL

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of

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Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$1,685,580,536

Gross unrealized appreciation	76,158,631
Gross unrealized depreciation	(11,392,504)

Net unrealized appreciation (depreciation)	$64,766,127

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$52,800,423	$71,626,301	$—	$—	$52,800,423	$71,626,301

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$39,564,888	$—	$101,052,631	$(64,744,489)	$75,873,030

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had accumulated long-term capital losses of $64,744,489.

During the year ended December 31, 2020, the Portfolio utilized accumulated short -term capital losses of $889,134 and accumulated long-term capital losses of $18,237,566.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

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Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-38

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Managed by J.P. Morgan Investment Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class B shares of the JPMorgan Global Active Allocation Portfolio returned 5.99%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 7.26%.

MARKET ENVIRONMENT / CONDITIONS

With 55% of the U.S. population having received at least one dose of a vaccine by June 30th, and improving vaccination rates in Europe, equities markets have continued their positive performances through the end of June. According to the MSCI All-Country World Index, global equities increased 12.6% year-to-date. In the U.S., large caps were up 19.4% according to the Russell 1000 Index, outperforming their small cap peers, which were up 17.5% according to the Russell 2000 Index. In international markets, emerging market equities increased 7.6% year-to-date in U.S. dollar terms according to the MSCI Emerging Market Index. In developed markets, European equities increased 12.3% in U.S. dollar terms according to the MSCI Europe Index. Japanese equities increased 1.5% in U.S. dollar terms according to the MSCI Japan Index.

Global fixed income returns were mixed with credit and government bonds down slightly year to date. Base interest rates, such as the 10-year U.S. Treasury yield, saw a slight pullback, likely due to technical forces. Overall, U.S. fixed income markets decreased -1.6% year to date, according to the Bloomberg Barclays U.S. Aggregate Bond Index. In the credit space, high-quality corporate bonds decreased -1.3%, based on the Bloomberg Barclays U.S. Investment Grade Corporate Bond Index. U.S. high yield rose 3.6% over the period, according to the Bloomberg Barclays U.S. High Yield Index. In emerging markets, local currency emerging market debt decreased -1.0% in U.S. dollar terms based on the Bloomberg Barclays Emerging Market Local Currency Government Index.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The foundation of the Portfolio is a diversified, growth-oriented asset allocation that seeks to reduce exposure to extreme market events, specifically those associated with significant sustained drawdowns. The Portfolio’s current long-term Strategic Asset Allocation has exposure of 50% to global equities, 26% to investment-grade fixed income, 20% to convertible debt securities, and 4% to emerging market debt. The strategy seeks to generate capital appreciation over time and mitigate volatility through asset allocation, both strategic and tactical, as well as through employing a de-risking framework, Systematic Exposure Management (“SEM”). SEM aims to reduce the Portfolio’s exposure to asset classes exhibiting negative returns or elevated volatility. Portfolio allocations are not only adjusted based on SEM but also on our tactical asset allocation views. These views are informed by quantitative and qualitative inputs and seek to improve upon the Strategic Asset Allocation. These tactical asset allocation views aim to add additional returns within the Portfolio. As a final element to the Portfolio’s construction, an extended-duration exposure is achieved through a 10-year interest rate swap overlay. This extended-duration profile provides further balancing of Portfolio risk and additional diversification benefits.

The Portfolio began the year with SEM, the primary risk management model, suggesting full levels of risk in all asset classes. As of June 30th, the Portfolio was de-risked in core fixed income.

For the first six months of the year, the Portfolio underperformed its benchmark. The interest rate swap overlay detracted from relative performance as interest rates rose. The Strategic Asset Allocation mix relative to the Dow Jones Moderate Portfolio Index also detracted from performance. Tactical asset allocation decisions, namely an equity overweight, and security selection decisions contributed positively over the reporting period. The underlying sleeve managers that contributed the most to excess returns through security selection were Global Convertibles and International Advantage, a developed market international equities strategy. Security selection from Emerging Markets Equity and Value Advantage, a value-oriented U.S. equity strategy, detracted the most. SEM had no impact on performance over the period.

Derivatives may be used in the Portfolio to implement tactical decisions. Derivative usage is also permissible for purposes, such as hedging, cash management as a substitute for purchasing or selling securities, and to manage Portfolio characteristics. The Portfolio utilized equity futures, and Treasury futures, foreign fixed income futures, interest rate swaps and currency forwards for hedging and investment purposes. The Portfolio also utilized interest rate swaps and currency forwards solely for hedging purposes. All derivatives acted as the Portfolio managers expected over the period.

As of the end of June, the Portfolio was overweight equities overall. The Portfolio was overweight U.S. equities, spread across small and large caps. The Portfolio was overweight Europe, Japan, and EAFE Equities, and was neutral emerging markets. In fixed income,

BHFTI-1

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Managed by J.P. Morgan Investment Management, Inc.

Portfolio Manager Commentary*—(Continued)

the Portfolio was overweight investment grade corporates, and underweight core bond and government bonds. The Portfolio was also underweight emerging markets debt.

Michael Feser

Jeffrey Geller

Grace Koo

Jonathan Cummings

Matthew Cummings

Portfolio Managers

J.P. Morgan Investment Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-2

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	Since Inception[1]
JPMorgan Global Active Allocation Portfolio
Class B	5.99	22.16	8.41	7.64
Dow Jones Moderate Portfolio Index	7.26	24.96	9.90	8.36

1 Inception date of the Class B shares is 4/23/2012. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Equity Sectors

% of Net Assets
Financials	11.5
Information Technology	5.9
Industrials	5.4
Consumer Discretionary	5.2
Health Care	4.7

Top Fixed Income Sectors

% of Net Assets
Convertible Bonds	17.7
Corporate Bonds & Notes	12.3
U.S. Treasury & Government Agencies	4.6
Asset-Backed Securities	1.2
Mortgage-Backed Securities	0.8

Top Equity Holdings

% of Net Assets
Microsoft Corp.	0.6
Stanley Black & Decker, Inc.	0.6
Danaher Corp.	0.5
Bank of America Corp.	0.5
Nestle S.A.	0.5

Top Fixed Income Issuers

% of Net Assets
Barclays Bank plc	1.2
Booking Holdings, Inc.	1.2
Sika AG	1.2
National Bank of Canada	1.0
Southwest Airlines Co.	1.0

BHFTI-3

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Global Active Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class B (a)	Actual	0.96%	$1,000.00	$1,059.90	$4.90
	Hypothetical*	0.96%	$1,000.00	$1,020.03	$4.81

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—39.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.4%
Airbus SE (a)	4,502	$579,770
General Dynamics Corp.	7,191	1,353,778
Northrop Grumman Corp.	4,564	1,658,694
Raytheon Technologies Corp.	30,000	2,559,300
Safran S.A.	12,361	1,715,019
Thales S.A.	3,469	354,132

		8,220,693

Air Freight & Logistics—0.3%
Deutsche Post AG	51,968	3,535,952
FedEx Corp.	5,797	1,729,419
Kintetsu World Express, Inc.	8,200	172,911
PostNL NV	156,172	847,597
United Parcel Service, Inc. - Class B	4,259	885,744
Yamato Holdings Co., Ltd.	4,800	136,494

		7,308,117

Airlines—0.1%
Delta Air Lines, Inc. (a)	9,768	422,564
Japan Airlines Co., Ltd. (a)	18,900	408,910
Qantas Airways, Ltd. (a)	118,837	416,651
Ryanair Holdings plc (ADR) (a) (b)	3,266	353,414
Southwest Airlines Co. (a)	4,280	227,225

		1,828,764

Auto Components—0.2%
Aptiv plc (a)	877	137,979
Bridgestone Corp. (b)	15,200	691,339
Denso Corp.	4,800	327,303
Faurecia SE	2,043	100,338
Magna International, Inc.	3,135	290,426
Sumitomo Electric Industries, Ltd.	45,600	672,434
Sumitomo Rubber Industries, Ltd. (b)	60,000	827,667
Toyota Boshoku Corp.	13,600	281,081
TS Tech Co., Ltd.	24,400	376,485

		3,705,052

Automobiles—0.8%
Daimler AG	27,515	2,457,923
General Motors Co. (a)	4,839	286,324
Honda Motor Co., Ltd.	13,200	423,185
Isuzu Motors, Ltd.	54,000	716,238
Stellantis NV	100,128	1,964,267
Stellantis NV (Milan-Traded Shares)	35,091	692,334
Suzuki Motor Corp.	11,400	482,183
Tesla, Inc. (a)	3,937	2,675,979
Toyota Motor Corp.	71,800	6,267,969

		15,966,402

Banks—3.8%
Australia & New Zealand Banking Group, Ltd.	40,151	845,768
Banco Bilbao Vizcaya Argentaria S.A. (a)	118,155	735,084
Banco Santander S.A. (a)	137,879	525,688
Bank Central Asia Tbk PT	443,400	921,228
Bank of America Corp.	171,542	7,072,677

Banks—(Continued)
Bank Rakyat Indonesia Persero Tbk PT	4,167,300	1,132,356
BAWAG Group AG (a)	5,900	313,998
BNP Paribas S.A.	67,571	4,231,573
BOC Hong Kong Holdings, Ltd.	523,500	1,774,445
Capitec Bank Holdings, Ltd.	10,014	1,183,104
Citigroup, Inc.	34,560	2,445,120
Citizens Financial Group, Inc.	44,339	2,033,830
Commonwealth Bank of Australia	10,845	811,022
Credicorp, Ltd. (a)	4,555	551,656
DBS Group Holdings, Ltd.	157,400	3,492,859
DNB ASA	69,827	1,520,885
Erste Group Bank AG	29,440	1,079,187
FinecoBank Banca Fineco S.p.A. (a)	65,313	1,141,311
First Republic Bank	1,900	355,623
Grupo Financiero Banorte S.A.B. de C.V. - Class O	128,179	825,377
HDFC Bank, Ltd. (ADR) (a)	61,163	4,472,239
HSBC Holdings plc	147,323	850,172
ING Groep NV	191,362	2,531,655
Intesa Sanpaolo S.p.A.	166,158	458,605
Itau Unibanco Holding S.A. (ADR)	163,965	985,430
KBC Group NV	17,285	1,316,651
KeyCorp	2,839	58,625
Kotak Mahindra Bank, Ltd. (a)	67,275	1,544,284
Lloyds Banking Group plc	2,081,935	1,346,824
M&T Bank Corp.	15,680	2,278,461
Mitsubishi UFJ Financial Group, Inc.	303,800	1,640,020
National Australia Bank, Ltd.	19,913	390,843
Natwest Group plc	421,746	1,185,057
Norwegian Finans Holding ASA	55,460	624,584
Oversea-Chinese Banking Corp., Ltd.	210,800	1,874,790
PNC Financial Services Group, Inc. (The)	11,251	2,146,241
Regions Financial Corp.	18,780	378,980
Sberbank of Russia PJSC (ADR)	63,753	1,064,038
Shinsei Bank, Ltd.	16,500	215,693
Signature Bank	933	229,191
Skandinaviska Enskilda Banken AB - Class A	81,094	1,046,901
Societe Generale S.A.	19,496	574,094
Standard Chartered plc	112,211	714,954
Sumitomo Mitsui Financial Group, Inc.	66,800	2,298,904
Sumitomo Mitsui Trust Holdings, Inc. (b)	28,900	914,723
SVB Financial Group (a)	415	230,918
Svenska Handelsbanken AB - A Shares	113,913	1,284,684
Truist Financial Corp.	43,284	2,402,262
U.S. Bancorp	37,205	2,119,569
United Overseas Bank, Ltd.	97,600	1,876,891
Wells Fargo & Co.	93,951	4,255,041
Westpac Banking Corp.	123,308	2,376,145

		78,680,260

Beverages—0.8%
Ambev S.A. (ADR)	210,012	722,441
Anheuser-Busch InBev S.A.	3,352	241,392
Asahi Group Holdings, Ltd. (b)	25,600	1,195,712
Budweiser Brewing Co. APAC, Ltd.	409,100	1,287,677
Carlsberg AS - Class B	15,893	2,967,025
Coca-Cola Co. (The)	17,207	931,071

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Beverages—(Continued)
Constellation Brands, Inc. - Class A	5,135	$1,201,025
Diageo plc	75,482	3,617,362
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	7,879	665,854
Heineken NV	1,401	169,842
Keurig Dr Pepper, Inc. (b)	24,200	852,808
Kweichow Moutai Co., Ltd. - Class A	6,056	1,928,473
Pernod Ricard S.A.	1,329	294,983

		16,075,665

Biotechnology—0.6%
AbbVie, Inc.	37,216	4,192,010
Agios Pharmaceuticals, Inc. (a) (b)	2,301	126,808
Alexion Pharmaceuticals, Inc. (a)	744	136,680
Alnylam Pharmaceuticals, Inc. (a)	1,140	193,253
Amgen, Inc.	3,328	811,200
Biogen, Inc. (a)	2,850	986,869
CSL, Ltd.	11,312	2,419,950
Exact Sciences Corp. (a) (b)	2,220	275,968
Exelixis, Inc. (a)	9,012	164,199
Horizon Therapeutics plc (a)	3,043	284,947
Regeneron Pharmaceuticals, Inc. (a)	2,538	1,417,575
Vertex Pharmaceuticals, Inc. (a)	2,535	511,132

		11,520,591

Building Products—0.4%
AGC, Inc. (b)	7,000	293,833
Cie de Saint-Gobain	21,676	1,429,163
Daikin Industries, Ltd.	5,200	967,985
Fortune Brands Home & Security, Inc.	9,026	899,080
Johnson Controls International plc	2,599	178,369
Kingspan Group plc	6,416	606,051
Masco Corp.	6,651	391,810
Trane Technologies plc	8,315	1,531,124
Uponor Oyj	11,635	337,442
Xinyi Glass Holdings, Ltd.	308,000	1,255,516
Zehnder Group AG	2,879	274,569

		8,164,942

Capital Markets—1.3%
3i Group plc	149,375	2,427,992
Allfunds Group plc (a)	19,625	341,637
Ameriprise Financial, Inc.	404	100,547
B3 S.A. - Brasil Bolsa Balcao	233,616	790,024
BlackRock, Inc.	430	376,237
Blackstone Group, Inc. (The)	5,712	554,864
Brookfield Asset Management Reinsurance Partners, Ltd. - Class A (a)	78	4,070
Brookfield Asset Management, Inc. - Class A	11,344	578,317
Charles Schwab Corp. (The)	30,710	2,235,995
CMC Markets plc	29,958	190,466
Credit Suisse Group AG	24,199	253,272
Deutsche Boerse AG	1,007	175,773
DWS Group GmbH & Co. KGaA	13,904	630,263
Euronext NV	10,182	1,107,668
Goldman Sachs Group, Inc. (The)	2,937	1,114,680

Capital Markets—(Continued)
Hong Kong Exchanges & Clearing, Ltd.	42,500	2,533,261
Intercontinental Exchange, Inc.	5,153	611,661
Invesco, Ltd.	21,119	564,511
Julius Baer Group, Ltd.	17,316	1,129,363
London Stock Exchange Group plc	1,533	169,087
Macquarie Group, Ltd.	1,472	172,649
Morgan Stanley	32,451	2,975,432
Northern Trust Corp.	11,369	1,314,484
S&P Global, Inc. (b)	3,502	1,437,396
State Street Corp.	6,484	533,503
Swissquote Group Holding S.A.	5,431	821,004
T. Rowe Price Group, Inc.	9,164	1,814,197
UBS Group AG	186,506	2,855,684

		27,814,037

Chemicals—0.6%
Air Liquide S.A.	9,848	1,725,607
Air Products & Chemicals, Inc.	550	158,224
Akzo Nobel NV	12,787	1,580,162
Asahi Kasei Corp.	77,700	850,874
BASF SE	5,035	396,768
Celanese Corp.	1,215	184,194
DuPont de Nemours, Inc.	5,389	417,162
Eastman Chemical Co.	5,142	600,328
Givaudan S.A.	249	1,158,110
Koninklijke DSM NV	3,358	626,906
Linde plc	1,315	380,167
LyondellBasell Industries NV - Class A	907	93,303
Mitsui Chemicals, Inc.	26,500	912,359
PPG Industries, Inc.	4,274	725,597
Shin-Etsu Chemical Co., Ltd.	13,100	2,189,592
Teijin, Ltd.	18,700	284,080

		12,283,433

Commercial Services & Supplies—0.1%
Cintas Corp.	366	139,812
Copart, Inc. (a)	2,690	354,623
Okamura Corp.	67,500	910,938
SPIE S.A.	36,884	849,248

		2,254,621

Communications Equipment—0.2%
Cisco Systems, Inc.	23,967	1,270,251
CommScope Holding Co., Inc. (a)	67,528	1,439,022
Motorola Solutions, Inc.	338	73,295
Nokia Oyj (a)	27,310	146,248
VTech Holdings, Ltd.	152,500	1,605,666

		4,534,482

Construction & Engineering—0.1%
Kyudenko Corp.	8,800	281,671
Nippo Corp.	9,900	281,959
Quanta Services, Inc.	3,924	355,397
Vinci S.A.	9,972	1,064,809

		1,983,836

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Construction Materials—0.3%
CRH plc	19,089	$968,530
CSR, Ltd.	167,118	723,602
Holcim, Ltd. (a)	26,218	1,572,989
Martin Marietta Materials, Inc.	4,251	1,495,544
Wienerberger AG	26,992	1,041,439

		5,802,104

Consumer Finance—0.3%
American Express Co.	10,581	1,748,298
Capital One Financial Corp.	23,959	3,706,218
Discover Financial Services	1,655	195,770

		5,650,286

Containers & Packaging—0.3%
Ball Corp.	4,431	359,000
Crown Holdings, Inc.	1,374	140,437
Graphic Packaging Holding Co.	29,545	535,946
Packaging Corp. of America	9,707	1,314,522
SIG Combibloc Group AG (a)	55,926	1,519,874
Smurfit Kappa Group plc	5,621	304,954
WestRock Co.	25,559	1,360,250

		5,534,983

Distributors—0.1%
D’ieteren Group	8,956	1,083,125

Diversified Consumer Services—0.0%
Bright Horizons Family Solutions, Inc. (a)	1,499	220,518
New Oriental Education & Technology Group, Inc. (ADR) (a)	46,004	376,773

		597,291

Diversified Financial Services—0.4%
Berkshire Hathaway, Inc. - Class B (a)	21,994	6,112,573
M&G plc	37,827	120,000
Mitsubishi HC Capital, Inc.	107,500	573,774
ORIX Corp.	110,800	1,864,379
Voya Financial, Inc.	1,280	78,720

		8,749,446

Diversified Telecommunication Services—0.5%
Bezeq The Israeli Telecommunication Corp., Ltd. (a)	428,438	466,729
Deutsche Telekom AG	82,277	1,739,411
Internet Initiative Japan, Inc.	20,100	626,339
Koninklijke KPN NV	263,689	823,787
Nippon Telegraph & Telephone Corp.	91,600	2,386,045
Telenor ASA	5,815	98,120
Verizon Communications, Inc.	64,163	3,595,053

		9,735,484

Electric Utilities—0.7%
American Electric Power Co., Inc.	13,503	1,142,219
CLP Holdings, Ltd.	22,500	222,392
Duke Energy Corp.	7,025	693,508
Edison International	11,641	673,083

Electric Utilities—(Continued)
Endesa S.A. (b)	25,665	622,609
Enel S.p.A.	73,554	683,411
Entergy Corp.	6,734	671,380
Evergy, Inc.	5,500	332,365
Iberdrola S.A.	288,928	3,520,711
NextEra Energy, Inc.	30,417	2,228,958
Orsted A/S	8,389	1,180,190
PG&E Corp. (a)	58,988	599,908
Xcel Energy, Inc.	33,469	2,204,938

		14,775,672

Electrical Equipment—0.5%
AMETEK, Inc.	2,330	311,055
Eaton Corp. plc	5,834	864,482
Generac Holdings, Inc. (a)	1,632	677,525
Mitsubishi Electric Corp.	26,000	376,698
Nidec Corp.	5,600	648,594
Schneider Electric SE	32,943	5,185,707
Signify NV	26,455	1,673,630
WEG S.A.	108,888	737,552

		10,475,243

Electronic Equipment, Instruments & Components—0.4%
Amphenol Corp. - Class A	2,015	137,846
Arrow Electronics, Inc. (a)	4,114	468,297
Delta Electronics, Inc.	161,867	1,757,462
Keyence Corp.	4,500	2,269,997
Keysight Technologies, Inc. (a)	2,647	408,723
Largan Precision Co., Ltd.	6,000	667,564
Murata Manufacturing Co., Ltd.	13,600	1,037,817
Shimadzu Corp.	11,700	452,133
Softwareone Holding AG (a)	24,060	568,400
SYNNEX Corp.	6,660	810,921
Zebra Technologies Corp. - Class A (a)	820	434,182

		9,013,342

Entertainment—0.7%
Capcom Co., Ltd.	28,900	845,706
Konami Holdings Corp.	12,300	738,078
NetEase, Inc.	10,400	239,924
NetEase, Inc. (ADR)	8,895	1,025,149
Netflix, Inc. (a)	1,958	1,034,235
Nexon Co., Ltd.	24,000	535,050
Nintendo Co., Ltd.	5,400	3,141,936
Roku, Inc. (a)	1,306	599,780
Sea, Ltd. (ADR) (a)	15,241	4,185,179
Square Enix Holdings Co., Ltd.	2,100	104,188
Walt Disney Co. (The) (a)	7,780	1,367,491

		13,816,716

Equity Real Estate Investment Trusts—0.8%
American Homes 4 Rent - Class A	28,802	1,118,958
Brixmor Property Group, Inc.	52,719	1,206,738
Camden Property Trust	2,468	327,430
Dexus	73,469	585,702

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
EastGroup Properties, Inc.	5,569	$915,822
Equinix, Inc.	692	555,399
Equity LifeStyle Properties, Inc.	1,433	106,486
Federal Realty Investment Trust (b)	6,200	726,454
Goodman Group	72,832	1,150,749
GPT Group (The)	83,246	304,854
Kimco Realty Corp. (b)	62,332	1,299,622
Lamar Advertising Co. - Class A (b)	2,588	270,239
Link REIT	22,400	216,725
Mid-America Apartment Communities, Inc.	10,771	1,814,052
Prologis, Inc.	5,193	620,719
Public Storage	6,106	1,836,013
Rayonier, Inc. (b)	36,158	1,299,157
Sun Communities, Inc.	705	120,837
UDR, Inc.	1,021	50,009
Ventas, Inc.	3,625	206,987
Welltower, Inc.	6,301	523,613
Weyerhaeuser Co.	47,327	1,628,995

		16,885,560

Food & Staples Retailing—0.5%
Bid Corp., Ltd. (a)	48,553	1,052,975
Coles Group, Ltd.	61,743	791,530
Costco Wholesale Corp.	1,083	428,510
Endeavour Group, Ltd. (a)	9,677	45,648
Kesko Oyj - B Shares	12,294	454,137
Koninklijke Ahold Delhaize NV	57,493	1,709,388
Kroger Co. (The)	991	37,965
President Chain Store Corp.	106,000	999,922
Raia Drogasil S.A.	104,366	518,494
Seven & i Holdings Co., Ltd.	14,600	695,967
Sundrug Co., Ltd.	20,700	656,862
Sysco Corp.	11,753	913,796
Tesco plc	268,210	827,953
Valor Holdings Co., Ltd.	9,200	187,427
Wal-Mart de Mexico S.A.B. de C.V.	294,931	963,327
Woolworths Group, Ltd.	9,677	276,387

		10,560,288

Food Products—0.8%
Foshan Haitian Flavouring & Food Co., Ltd. - Class A	42,828	854,933
Kraft Heinz Co. (The)	23,395	954,048
Mondelez International, Inc. - Class A	11,862	740,663
Nestle S.A.	87,673	10,918,388
Post Holdings, Inc. (a)	13,268	1,439,180
Tate & Lyle plc	28,636	292,675
WH Group, Ltd.	768,000	690,437

		15,890,324

Gas Utilities—0.0%
Snam S.p.A. (b)	55,503	321,208
Tokyo Gas Co., Ltd.	9,400	176,673

		497,881

Health Care Equipment & Supplies—0.5%
Abbott Laboratories	6,964	807,337
ABIOMED, Inc. (a)	155	48,377
Ansell, Ltd.	51,162	1,669,955
Becton Dickinson & Co.	1,508	366,731
Boston Scientific Corp. (a)	12,222	522,613
Cooper Cos., Inc. (The)	733	290,466
Danaher Corp.	658	176,581
DexCom, Inc. (a)	1,513	646,051
Hoya Corp.	11,500	1,524,197
Insulet Corp. (a)	559	153,451
Intuitive Surgical, Inc. (a)	738	678,694
Koninklijke Philips NV	5,872	291,100
Medtronic plc	18,878	2,343,326
Zimmer Biomet Holdings, Inc.	3,815	613,528

		10,132,407

Health Care Providers & Services—0.5%
AmerisourceBergen Corp.	12,161	1,392,313
Anthem, Inc.	1,713	654,023
BML, Inc.	24,500	832,755
Centene Corp. (a)	3,060	223,166
Cigna Corp.	5,775	1,369,079
CVS Health Corp.	16,245	1,355,483
HCA Healthcare, Inc.	3,860	798,016
McKesson Corp.	1,606	307,132
Ship Healthcare Holdings, Inc.	13,200	306,864
UnitedHealth Group, Inc.	9,430	3,776,149

		11,014,980

Hotels, Restaurants & Leisure—0.4%
Airbnb, Inc. - Class A (a) (b)	665	101,838
Betsson AB - Class B (a)	68,349	557,554
DraftKings, Inc. - Class A (a) (b)	5,922	308,951
Evolution AB	4,597	726,741
Hilton Worldwide Holdings, Inc. (a)	2,635	317,834
Huazhu Group, Ltd. (ADR) (a) (b)	10,765	568,500
InterContinental Hotels Group plc (a)	15,127	1,008,287
Las Vegas Sands Corp. (a)	24,159	1,272,938
Royal Caribbean Cruises, Ltd. (a)	3,891	331,824
Sands China, Ltd. (a) (b)	176,400	742,951
Yum China Holdings, Inc.	18,297	1,212,176
Yum! Brands, Inc.	3,560	409,507

		7,559,101

Household Durables—0.6%
Berkeley Group Holdings plc	9,658	614,779
DR Horton, Inc.	485	43,829
Garmin, Ltd.	2,477	358,273
Iida Group Holdings Co., Ltd.	35,800	921,224
Lennar Corp. - Class A	5,719	568,183
Midea Group Co., Ltd. - Class A	102,600	1,134,546
Mohawk Industries, Inc. (a)	6,469	1,243,277
Newell Brands, Inc.	41,672	1,144,730
Open House Co., Ltd.	17,300	813,213
Persimmon plc	17,450	715,319

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Household Durables—(Continued)
Sekisui House, Ltd.	49,000	$1,004,617
Sony Group Corp.	43,600	4,231,514
Taylor Wimpey plc	198,980	438,441

		13,231,945

Household Products—0.3%
Energizer Holdings, Inc. (b)	20,485	880,445
Kimberly-Clark Corp.	3,594	480,805
Procter & Gamble Co. (The)	22,194	2,994,637
Reckitt Benckiser Group plc	18,061	1,598,420
Unilever Indonesia Tbk PT	516,800	176,954

		6,131,261

Independent Power and Renewable Electricity Producers—0.0%
Scatec ASA	30,937	819,552

Industrial Conglomerates—0.6%
Bidvest Group, Ltd. (The)	29,220	389,584
Carlisle Cos., Inc.	5,371	1,027,902
CK Hutchison Holdings, Ltd.	31,500	245,450
DCC plc	5,048	413,508
Hitachi, Ltd.	64,700	3,702,836
Honeywell International, Inc.	9,345	2,049,826
Jardine Matheson Holdings, Ltd.	10,500	671,681
Siemens AG	24,120	3,821,812

		12,322,599

Insurance—2.1%
Ageas SA	32,324	1,792,686
AIA Group, Ltd.	647,600	8,048,813
Alleghany Corp. (a)	1,332	888,537
Allianz SE	20,268	5,053,543
Allstate Corp. (The)	1,345	175,442
American International Group, Inc.	17,123	815,055
AXA S.A.	21,120	535,053
Chubb, Ltd.	9,656	1,534,725
CNA Financial Corp.	9,433	429,107
Fairfax Financial Holdings, Ltd.	2,267	992,742
Hartford Financial Services Group, Inc. (The)	30,634	1,898,389
HDFC Life Insurance Co., Ltd.	118,591	1,098,680
Legal & General Group plc	426,416	1,517,735
Loews Corp.	47,281	2,583,907
Marsh & McLennan Cos., Inc.	8,822	1,241,079
MS&AD Insurance Group Holdings, Inc.	24,100	695,711
Muenchener Rueckversicherungs-Gesellschaft AG	8,154	2,233,760
NN Group NV	21,037	991,531
Ping An Insurance Group Co. of China, Ltd. - Class H	284,000	2,772,674
Progressive Corp. (The)	19,655	1,930,318
Prudential Financial, Inc.	2,031	208,117
Prudential plc	45,809	869,173
Swiss Re AG	5,005	451,086
T&D Holdings, Inc.	38,800	504,143
Tokio Marine Holdings, Inc.	24,200	1,108,998
Travelers Cos., Inc. (The)	18,169	2,720,081
Zurich Insurance Group AG	4,654	1,866,009

		44,957,094

Interactive Media & Services—1.1%
Alphabet, Inc. - Class A (a)	1,343	3,279,324
Alphabet, Inc. - Class C (a)	2,514	6,300,888
Facebook, Inc. - Class A (a)	12,109	4,210,420
Match Group, Inc. (a)	2,474	398,933
NAVER Corp.	5,331	1,976,837
Snap, Inc. - Class A (a)	4,335	295,387
Tencent Holdings, Ltd.	93,000	6,995,380
Zillow Group, Inc. - Class C (a) (b)	1,841	225,007

		23,682,176

Internet & Direct Marketing Retail—1.1%
Alibaba Group Holding, Ltd. (a)	104,000	2,946,611
Alibaba Group Holding, Ltd. (ADR) (a)	6,109	1,385,399
Allegro.eu S.A. (a)	30,422	523,632
Amazon.com, Inc. (a)	2,376	8,173,820
Booking Holdings, Inc. (a)	785	1,717,651
JD.com, Inc. (ADR) (a) (b)	25,850	2,063,089
MercadoLibre, Inc. (a)	2,722	4,240,304
Prosus NV (a)	9,428	922,489
Rakuten Group, Inc.	26,500	298,974

		22,271,969

IT Services—1.4%
Accenture plc - Class A	4,941	1,456,557
Adyen NV (a)	609	1,488,349
Capgemini SE (b)	14,763	2,838,791
Computacenter plc	19,416	691,236
EPAM Systems, Inc. (a)	3,503	1,789,893
Fiserv, Inc. (a)	524	56,010
FleetCor Technologies, Inc. (a)	300	76,818
Fujitsu, Ltd.	8,100	1,517,163
Global Payments, Inc.	2,604	488,354
Infosys, Ltd. (ADR) (b)	177,216	3,755,207
International Business Machines Corp.	4,938	723,862
MasterCard, Inc. - Class A	7,781	2,840,765
MongoDB, Inc. (a) (b)	756	273,309
NEC Corp.	10,700	550,655
Nihon Unisys, Ltd.	18,500	556,455
Nomura Research Institute, Ltd.	19,400	641,999
Otsuka Corp.	17,100	896,992
PayPal Holdings, Inc. (a)	6,825	1,989,351
Snowflake, Inc. - Class A (a)	505	122,109
Sopra Steria Group	4,310	829,303
Tata Consultancy Services, Ltd.	77,565	3,500,308
Visa, Inc. - A Shares	7,001	1,636,974

		28,720,460

Life Sciences Tools & Services—0.3%
Illumina, Inc. (a)	738	349,229
Lonza Group AG	2,522	1,787,827
Mettler-Toledo International, Inc. (a)	249	344,950
Thermo Fisher Scientific, Inc.	3,384	1,707,126
Waters Corp. (a)	240	82,946
Wuxi Biologics Cayman, Inc. (a)	125,500	2,300,264

		6,572,342

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—1.0%
Alstom S.A. (a)	16,162	$816,674
Amada Co., Ltd.	41,500	418,171
Andritz AG	15,060	846,225
Atlas Copco AB - A Shares	19,838	1,215,317
Bucher Industries AG	936	489,641
Deere & Co.	4,942	1,743,093
Dover Corp.	13,681	2,060,359
Ingersoll Rand, Inc. (a)	12,008	586,110
ITT, Inc.	12,132	1,111,170
Kone Oyj - Class B	5,112	417,076
Kubota Corp.	58,700	1,186,785
Nabtesco Corp. (b)	12,100	457,520
Otis Worldwide Corp.	3,331	272,376
Parker-Hannifin Corp.	1,772	544,199
SKF AB - B Shares	100,327	2,555,864
SMC Corp.	400	236,264
Stanley Black & Decker, Inc.	9,621	1,972,209
Techtronic Industries Co., Ltd.	112,000	1,960,135
Valmet Oyj	18,521	808,121
Volvo AB - B Shares (b)	44,822	1,078,884

		20,776,193

Marine—0.2%
AP Moller - Maersk A/S - Class B	637	1,831,885
Kuehne & Nagel International AG	5,111	1,749,406
SITC International Holdings Co., Ltd.	208,000	869,350

		4,450,641

Media—0.4%
Altice USA, Inc. - Class A (a)	3,635	124,099
Charter Communications, Inc. - Class A (a)	1,140	822,453
Comcast Corp. - Class A	21,012	1,198,104
Dentsu Group, Inc. (b)	41,300	1,476,969
Discovery, Inc. - Class C (a)	16,493	477,967
DISH Network Corp. - Class A (a)	21,276	889,337
Fox Corp. - Class A	814	30,224
Liberty Broadband Corp. - Class C (a)	9,209	1,599,235
Liberty Media Corp. - Class C (a)	24,185	1,121,942
Nexstar Media Group, Inc. - Class A	6,209	918,187
Publicis Groupe S.A.	11,080	709,042

		9,367,559

Metals & Mining—0.8%
Anglo American plc	28,768	1,146,373
ArcelorMittal S.A.	8,892	272,967
Bekaert S.A.	13,814	615,673
BHP Group, Ltd.	140,647	5,101,684
Fortescue Metals Group, Ltd.	62,104	1,086,913
Freeport-McMoRan, Inc.	13,277	492,709
Newcrest Mining, Ltd.	9,312	177,075
Nippon Steel Corp.	28,400	478,336
Rio Tinto plc	44,718	3,681,491
Rio Tinto, Ltd.	21,728	2,063,793
Sumitomo Metal Mining Co., Ltd.	20,600	801,880
Yamato Kogyo Co., Ltd.	24,800	822,163

		16,741,057

Multi-Utilities—0.2%
CenterPoint Energy, Inc.	4,104	100,630
Public Service Enterprise Group, Inc.	2,081	124,319
RWE AG	62,381	2,260,636
Sempra Energy	3,924	519,852
Veolia Environnement S.A.	53,504	1,616,549

		4,621,986

Multiline Retail—0.3%
Dollar General Corp.	4,539	982,194
Dollar Tree, Inc. (a)	2,431	241,885
Kohl’s Corp.	12,155	669,862
Lojas Renner S.A.	96,693	859,852
Next plc (a)	11,963	1,301,961
Ryohin Keikaku Co., Ltd.	26,000	542,973
Target Corp.	2,149	519,499
Wesfarmers, Ltd.	34,431	1,525,369

		6,643,595

Oil, Gas & Consumable Fuels—1.2%
BP plc	586,034	2,561,263
Cabot Oil & Gas Corp. (b)	50,817	887,265
Cheniere Energy, Inc. (a)	2,097	181,894
Chevron Corp.	20,543	2,151,674
ConocoPhillips	47,012	2,863,031
Diamondback Energy, Inc.	9,132	857,403
ENEOS Holdings, Inc.	28,400	118,885
EOG Resources, Inc.	4,087	341,019
Equitrans Midstream Corp.	23,055	196,198
Iwatani Corp.	12,600	755,090
Kinder Morgan, Inc.	82,868	1,510,684
Lundin Energy AB	18,303	649,411
Marathon Petroleum Corp.	13,322	804,915
Neste Oyj	10,328	632,791
Phillips 66	16,255	1,395,004
Pioneer Natural Resources Co.	3,590	583,447
Royal Dutch Shell plc - A Shares	49,282	990,345
Royal Dutch Shell plc - B Shares	118,995	2,312,124
TotalEnergies SE	86,955	3,944,918
Williams Cos., Inc. (The)	62,047	1,647,348

		25,384,709

Personal Products—0.5%
Coty, Inc. - Class A (a) (b)	35,203	328,796
Estee Lauder Cos., Inc. (The) - Class A	2,877	915,116
Kao Corp. (b)	15,600	959,611
L’Oreal S.A.	6,939	3,094,180
LG Household & Health Care, Ltd.	697	1,090,657
Unilever plc	33,990	1,988,040
Unilever plc (Amsterdam Traded Shares)	32,863	1,923,448

		10,299,848

Pharmaceuticals—2.2%
AstraZeneca plc	33,940	4,072,739
Bayer AG	9,726	590,774
Bristol-Myers Squibb Co.	56,585	3,781,010

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—(Continued)
Catalent, Inc. (a)	2,999	$324,252
Daiichi Sankyo Co., Ltd.	7,600	163,740
Eli Lilly and Co.	5,002	1,148,059
GlaxoSmithKline plc	119,530	2,348,127
Jazz Pharmaceuticals plc (a)	1,466	260,420
Johnson & Johnson	19,921	3,281,785
Kyowa Kirin Co., Ltd. (b)	47,100	1,662,910
Merck & Co., Inc.	19,855	1,544,123
Merck KGaA	3,141	602,977
Novartis AG	54,330	4,951,897
Novo Nordisk A/S - Class B	73,574	6,155,350
Ono Pharmaceutical Co., Ltd.	23,400	519,399
Organon & Co. (a)	11,712	354,405
Otsuka Holdings Co., Ltd.	4,300	178,264
Pfizer, Inc.	16,221	635,214
Roche Holding AG	24,800	9,346,391
Royalty Pharma plc - Class A	5,619	230,323
Sanofi	24,635	2,581,395
Shionogi & Co., Ltd.	8,200	427,345
Takeda Pharmaceutical Co., Ltd.	17,500	587,738
Viatris, Inc.	43,898	627,302

		46,375,939

Professional Services—0.5%
Adecco Group AG	25,221	1,714,259
Booz Allen Hamilton Holding Corp.	5,840	497,451
DKSH Holding AG	6,580	503,555
IHS Markit, Ltd.	2,707	304,971
Intertek Group plc	3,783	289,545
Leidos Holdings, Inc.	11,967	1,209,864
Meitec Corp.	5,300	286,624
Randstad NV	26,494	2,027,719
Recruit Holdings Co., Ltd.	25,500	1,254,751
RELX plc	51,895	1,378,670
SGS S.A.	335	1,033,455
Wolters Kluwer NV	6,087	611,790

		11,112,654

Real Estate Management & Development—0.3%
CBRE Group, Inc. - Class A (a)	15,269	1,309,012
CK Asset Holdings, Ltd.	40,500	279,587
Daiwa House Industry Co., Ltd.	15,900	477,139
Mitsui Fudosan Co., Ltd.	26,800	620,461
Nomura Real Estate Holdings, Inc.	40,600	1,029,624
Sun Hung Kai Properties, Ltd.	15,500	230,974
Tokyo Tatemono Co., Ltd. (b)	54,300	773,925
Tokyu Fudosan Holdings Corp.	136,200	818,655
Vonovia SE	9,923	642,126

		6,181,503

Road & Rail—0.2%
Aurizon Holdings, Ltd.	67,720	189,047
Central Japan Railway Co.	5,300	803,591
East Japan Railway Co.	14,500	1,039,187
Lyft, Inc. - Class A (a)	2,934	177,448

Road & Rail—(Continued)
Nippon Express Co., Ltd.	8,600	654,691
Norfolk Southern Corp.	2,645	702,009
Old Dominion Freight Line, Inc.	1,341	340,346
Uber Technologies, Inc. (a)	5,414	271,350
Union Pacific Corp.	2,059	452,836
West Japan Railway Co.	2,400	136,784

		4,767,289

Semiconductors & Semiconductor Equipment—2.1%
Advanced Micro Devices, Inc. (a)	13,510	1,268,994
Advantest Corp.	1,900	170,358
Analog Devices, Inc.	15,147	2,607,708
Applied Materials, Inc.	7,350	1,046,640
ASM International NV	5,936	1,951,768
ASML Holding NV	13,828	9,520,598
BE Semiconductor Industries NV	7,900	670,760
Cree, Inc. (a) (b)	2,321	227,296
Entegris, Inc.	3,658	449,824
Infineon Technologies AG	44,059	1,766,804
Intel Corp.	7,218	405,219
Lam Research Corp.	2,756	1,793,329
Microchip Technology, Inc.	3,238	484,858
Micron Technology, Inc. (a)	1,551	131,804
NVIDIA Corp.	3,511	2,809,151
NXP Semiconductors NV	3,139	645,755
QUALCOMM, Inc.	5,118	731,516
Renesas Electronics Corp. (a)	13,100	141,728
Rohm Co., Ltd.	5,600	518,056
SolarEdge Technologies, Inc. (a)	1,536	424,504
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	89,630	10,769,941
Teradyne, Inc.	2,019	270,465
Texas Instruments, Inc.	14,698	2,826,425
Tokyo Electron, Ltd.	6,800	2,927,684

		44,561,185

Software—0.9%
Confluent, Inc. - Class A (a)	2,670	126,825
Crowdstrike Holdings, Inc. - Class A (a)	1,373	345,049
Five9, Inc. (a)	1,449	265,732
Fortinet, Inc. (a)	495	117,904
HubSpot, Inc. (a)	675	393,336
Intuit, Inc.	2,293	1,123,960
Microsoft Corp.	43,610	11,813,949
Oracle Corp.	6,379	496,541
Salesforce.com, Inc. (a)	2,988	729,879
SAP SE	15,958	2,251,633
ServiceNow, Inc. (a)	640	351,712
Synopsys, Inc. (a)	1,222	337,015
UiPath, Inc. - Class A (a) (b)	1,402	95,238
Workday, Inc. - Class A (a)	1,056	252,109
Zscaler, Inc. (a)	1,196	258,408

		18,959,290

Specialty Retail—1.0%
AutoZone, Inc. (a)	1,763	2,630,784

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Specialty Retail—(Continued)
Best Buy Co., Inc.	13,891	$1,597,187
CarMax, Inc. (a)	2,420	312,543
Chow Tai Fook Jewellery Group, Ltd.	642,200	1,467,343
Dunelm Group plc	34,385	675,356
Fast Retailing Co., Ltd.	1,200	902,875
Gap, Inc. (The)	36,332	1,222,572
Home Depot, Inc. (The)	6,361	2,028,459
Industria de Diseno Textil S.A	33,617	1,184,556
JB Hi-Fi, Ltd.	19,068	723,480
K’s Holdings Corp.	20,600	236,740
Lowe’s Cos., Inc.	11,172	2,167,033
Murphy USA, Inc.	9,734	1,298,224
National Vision Holdings, Inc. (a)	3,460	176,910
Nitori Holdings Co., Ltd.	4,500	796,592
O’Reilly Automotive, Inc. (a)	1,136	643,215
Pets at Home Group plc	45,459	286,996
Premier Investments, Ltd.	12,334	264,018
Shimamura Co., Ltd.	4,200	402,923
Super Retail Group, Ltd.	64,313	622,857
TJX Cos., Inc. (The)	7,410	499,582
Tractor Supply Co. (b)	1,985	369,329

		20,509,574

Technology Hardware, Storage & Peripherals—0.8%
Apple, Inc.	77,238	10,578,517
Logitech International S.A.	8,259	1,000,953
Samsung Electronics Co., Ltd. (GDR)	2,786	4,968,831
Seagate Technology Holdings plc	6,087	535,230
Wacom Co., Ltd.	96,500	610,972

		17,694,503

Textiles, Apparel & Luxury Goods—0.7%
Adidas AG	4,842	1,803,010
Carter’s, Inc. (b)	2,596	267,829
Cie Financiere Richemont S.A. - Class A	3,153	381,741
Columbia Sportswear Co.	7,232	711,340
Dr. Martens plc (a)	43,815	269,672
Kering S.A.	1,340	1,172,595
LVMH Moet Hennessy Louis Vuitton SE	8,159	6,406,177
NIKE, Inc. - Class B	11,364	1,755,624
Ralph Lauren Corp.	7,719	909,375
Yue Yuen Industrial Holdings, Ltd. (a)	645,500	1,594,566

		15,271,929

Thrifts & Mortgage Finance—0.2%
Housing Development Finance Corp., Ltd.	108,484	3,623,042

Tobacco—0.3%
Altria Group, Inc.	12,632	602,294
British American Tobacco plc	23,590	919,590
ITC, Ltd.	286,011	780,302
Philip Morris International, Inc.	19,584	1,940,970
Scandinavian Tobacco Group A/S - Class A	19,799	404,785

Tobacco—(Continued)
Swedish Match AB	210,157	1,792,479

		6,440,420

Trading Companies & Distributors—0.5%
Ashtead Group plc	33,270	2,471,164
Brenntag SE	4,725	439,425
Ferguson plc	25,176	3,504,472
ITOCHU Corp.	73,300	2,106,988
Mitsubishi Corp.	50,100	1,364,694
Toyota Tsusho Corp.	17,800	839,649

		10,726,392

Wireless Telecommunication Services—0.2%
KDDI Corp.	30,300	944,731
SoftBank Group Corp.	20,700	1,449,627
T-Mobile U.S., Inc. (a)	16,667	2,413,881

		4,808,239

Total Common Stocks (Cost $620,678,384)		826,142,073

Convertible Bonds—17.7%

Aerospace/Defense—1.0%
MTU Aero Engines AG 0.125%, 05/17/23 (EUR)	5,700,000	11,327,708
Safran S.A. 0.875%, 05/15/27 (EUR)	5,450,059	9,057,970

		20,385,678

Airlines—0.9%
Southwest Airlines Co. 1.250%, 05/01/25	13,180,000	19,959,463

Apparel—1.6%
adidas AG 0.050%, 09/12/23 (EUR)	11,800,000	17,410,061
Kering S.A. Zero Coupon, 09/30/22 (EUR)	11,800,000	16,045,435

		33,455,496

Banks—1.3%
Barclays Bank plc
Zero Coupon, 02/04/25	8,440,000	12,129,462
Zero Coupon, 02/18/25 (b)	9,000,000	10,283,850
BofA Finance LLC 0.250%, 05/01/23	4,566,000	4,842,243

		27,255,555

Beverages—0.6%
Remy Cointreau S.A. 0.125%, 09/07/26 (EUR)	5,725,000	11,899,488

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Biotechnology—0.3%
Illumina, Inc. Zero Coupon, 08/15/23 (b)	4,797,000	$6,038,224

Building Materials—1.2%
Sika AG
0.150%, 06/05/25 (CHF)	11,540,000	19,978,138
3.750%, 01/30/22 (CHF)	1,800,000	4,466,490

		24,444,628

Chemicals—0.4%
Symrise AG 0.238%, 06/20/24 (EUR)	6,200,000	9,530,754

Commercial Services—1.4%
Amadeus IT Group S.A. 1.500%, 04/09/25 (EUR)	11,100,000	17,806,371
Edenred Zero Coupon, 09/06/24 (EUR)	5,775,000	4,346,122
Euronet Worldwide, Inc. 0.750%, 03/15/49 (b)	5,641,000	6,423,689

		28,576,182

Computers—0.7%
Atos SE Zero Coupon, 11/06/24 (EUR)	10,000,000	14,883,654

Diversified Financial Services—0.2%
SBI Holdings, Inc. Zero Coupon, 09/13/23 (JPY)	540,000,000	5,000,450

Electric—0.2%
Iberdrola International B.V. Zero Coupon, 11/11/22 (EUR)	3,600,000	5,222,456

Electronics—0.4%
Fortive Corp. 0.875%, 02/15/22	7,965,000	7,984,913

Engineering & Construction—1.4%
Cellnex Telecom S.A. 1.500%, 01/16/26 (EUR)	8,200,000	17,925,601
Vinci S.A.
0.375%, 02/16/22	10,000,000	11,189,100

		29,114,701

Healthcare-Services—0.3%
Anthem, Inc. 2.750%, 10/15/42	1,232,000	6,649,966

Home Furnishings—0.9%
Sony Group Corp. Zero Coupon, 09/30/22 (JPY)	932,000,000	18,254,935

Internet—2.0%
Booking Holdings, Inc.
0.750%, 05/01/25 (b)	12,520,000	17,703,280
0.900%, 09/15/21	7,306,000	7,934,316
Palo Alto Networks, Inc. 0.750%, 07/01/23	10,820,000	15,770,150

		41,407,746

Investment Companies—0.3%
Ares Capital Corp. 3.750%, 02/01/22	5,280,000	5,517,600

Mining—0.1%
Glencore Funding LLC Zero Coupon, 03/27/25	3,200,000	3,114,560

Oil & Gas—0.4%
Pioneer Natural Resources Co. 0.250%, 05/15/25	5,305,000	8,464,128

Real Estate—0.5%
LEG Immobilien AG 0.875%, 09/01/25 (EUR)	4,600,000	6,821,302
TAG Immobilien AG 0.625%, 09/01/22 (EUR)	2,100,000	3,822,714

		10,644,016

Retail—0.6%
Zalando SE 0.050%, 08/06/25 (EUR)	7,900,000	12,351,794

Semiconductors—0.8%
STMicroelectronics NV
Zero Coupon, 08/04/25	8,400,000	10,061,856
0.250%, 07/03/24	3,600,000	6,345,540

		16,407,396

Software—0.2%
Akamai Technologies, Inc. 0.375%, 09/01/27	4,250,000	4,917,250

Total Convertible Bonds (Cost $310,508,177)		371,481,033

Corporate Bonds & Notes—12.3%

Aerospace/Defense—0.3%
BAE Systems plc
1.900%, 02/15/31 (144A)	200,000	192,747
3.400%, 04/15/30 (144A)	595,000	646,708
Boeing Co. (The)
1.167%, 02/04/23	80,000	80,332
1.433%, 02/04/24	155,000	155,410
1.950%, 02/01/24	145,000	148,475
2.196%, 02/04/26	655,000	661,261

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Aerospace/Defense—(Continued)
Boeing Co. (The)
2.750%, 02/01/26	145,000	$151,461
3.100%, 05/01/26	80,000	84,573
3.250%, 03/01/28	100,000	104,923
3.250%, 02/01/35	468,000	473,206
3.600%, 05/01/34	175,000	184,396
3.625%, 02/01/31	240,000	258,127
3.950%, 08/01/59	155,000	162,166
4.508%, 05/01/23	405,000	431,768
4.875%, 05/01/25	100,000	112,047
5.150%, 05/01/30	150,000	177,623
5.705%, 05/01/40	150,000	193,182
L3Harris Technologies, Inc.
1.800%, 01/15/31	100,000	96,969
4.400%, 06/15/28	128,000	148,589
4.854%, 04/27/35	50,000	62,624
Lockheed Martin Corp.
2.800%, 06/15/50 (b)	90,000	90,371
3.800%, 03/01/45	40,000	46,543
4.070%, 12/15/42	105,000	127,487
Northrop Grumman Corp. 3.250%, 01/15/28	525,000	573,429
Raytheon Technologies Corp.
3.750%, 11/01/46	131,000	147,670
4.125%, 11/16/28	855,000	983,729
4.150%, 05/15/45	113,000	134,439
4.350%, 04/15/47	140,000	172,076

		6,802,331

Agriculture—0.3%
Altria Group, Inc.
2.450%, 02/04/32	170,000	164,404
3.400%, 02/04/41	280,000	266,964
3.875%, 09/16/46	327,000	324,724
4.800%, 02/14/29 (b)	353,000	409,262
BAT Capital Corp.
2.259%, 03/25/28	95,000	94,287
3.215%, 09/06/26	45,000	47,741
3.222%, 08/15/24	200,000	212,432
3.734%, 09/25/40	65,000	63,512
3.984%, 09/25/50	95,000	92,524
4.390%, 08/15/37	834,000	899,287
4.700%, 04/02/27	430,000	485,901
4.906%, 04/02/30	145,000	166,581
BAT International Finance plc 1.668%, 03/25/26 (b)	70,000	69,961
Bunge, Ltd. Finance Corp.
1.630%, 08/17/25	470,000	475,536
2.750%, 05/14/31	160,000	161,755
Imperial Brands Finance plc 3.125%, 07/26/24 (144A)	1,021,000	1,074,735
Philip Morris International, Inc. 3.875%, 08/21/42	334,000	369,499

		5,379,105

Airlines—0.3%
Air Canada Pass-Through Trust
3.300%, 01/15/30 (144A)	280,784	284,066
3.550%, 01/15/30 (144A)	610,400	593,963
3.750%, 12/15/27 (144A)	455,336	472,900
American Airlines Pass-Through Trust
3.200%, 06/15/28	314,800	320,953
3.600%, 09/22/27	152,634	157,884
3.700%, 10/01/26	390,571	396,939
British Airways Pass-Through Trust
3.300%, 12/15/32 (144A)	318,422	323,906
4.125%, 09/20/31 (144A)	500,822	509,205
Continental Airlines Pass-Through Trust
4.000%, 10/29/24	527,225	557,505
4.150%, 04/11/24	351,625	373,512
Delta Air Lines Pass-Through Trust
3.204%, 10/25/25	367,000	387,997
3.625%, 07/30/27	98,935	106,234
United Airlines Pass-Through Trust
2.700%, 05/01/32	201,832	202,282
3.450%, 12/01/27	379,118	400,424
3.700%, 03/01/30	61,842	62,984
4.150%, 08/25/31	189,581	207,352

		5,358,106

Auto Manufacturers—0.2%
General Motors Co.
4.875%, 10/02/23 (b)	165,000	179,757
5.000%, 04/01/35	194,000	234,327
5.150%, 04/01/38	150,000	182,908
6.125%, 10/01/25	85,000	100,623
General Motors Financial Co., Inc.
1.250%, 01/08/26	209,000	207,607
2.350%, 01/08/31	140,000	138,138
2.700%, 06/10/31	85,000	85,306
2.750%, 06/20/25	58,000	61,068
3.950%, 04/13/24	46,000	49,487
4.350%, 01/17/27	51,000	57,339
5.250%, 03/01/26	40,000	46,187
Hyundai Capital America
1.150%, 11/10/22 (144A)	401,000	403,670
1.250%, 09/18/23 (144A)	420,000	423,834
1.300%, 01/08/26 (144A)	50,000	49,412
1.500%, 06/15/26 (144A)	195,000	193,472
1.800%, 10/15/25 (144A)	220,000	223,218
1.800%, 01/10/28 (144A) (b)	100,000	99,105
2.375%, 02/10/23 (144A)	350,000	359,258
2.375%, 10/15/27 (144A)	295,000	301,592
2.850%, 11/01/22 (144A)	400,000	411,288
Nissan Motor Co., Ltd.
3.522%, 09/17/25 (144A)	220,000	234,922
4.345%, 09/17/27 (144A)	445,000	489,160
Volkswagen Group of America Finance LLC 4.250%, 11/13/23 (144A)	265,000	286,401

		4,818,079

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—3.2%
ABN AMRO Bank NV 1.542%, 1Y H15 + 0.800%, 06/16/27 (144A) (c)	200,000	$198,652
AIB Group plc
4.263%, 3M LIBOR + 1.874%, 04/10/25 (144A) (c)	315,000	339,351
4.750%, 10/12/23 (144A)	250,000	271,551
Australia & New Zealand Banking Group, Ltd. 4.400%, 05/19/26 (144A)	295,000	332,450
Banco Bilbao Vizcaya Argentaria S.A. 1.125%, 09/18/25	400,000	396,495
Banco Santander S.A.
2.706%, 06/27/24	600,000	631,360
2.746%, 05/28/25	200,000	210,760
3.306%, 06/27/29	200,000	217,624
3.490%, 05/28/30	200,000	215,962
Bank of America Corp.
1.197%, SOFR + 1.010%, 10/24/26 (c)	310,000	307,030
1.734%, SOFR + 0.960%, 07/22/27 (c)	380,000	382,923
1.898%, SOFR + 1.530%, 07/23/31 (c)	330,000	320,842
1.922%, SOFR + 1.370%, 10/24/31 (c)	420,000	409,313
2.496%, 3M LIBOR + 0.990%, 02/13/31 (c)	260,000	265,458
2.651%, SOFR + 1.220%, 03/11/32 (c)	640,000	657,248
2.676%, SOFR + 1.930%, 06/19/41 (c)	755,000	732,727
2.687%, SOFR + 1.320%, 04/22/32 (c)	1,085,000	1,116,242
2.884%, 3M LIBOR + 1.190%, 10/22/30 (c)	270,000	284,415
3.093%, 3M LIBOR + 1.090%, 10/01/25 (c)	200,000	213,054
3.248%, 10/21/27	365,000	395,930
3.705%, 3M LIBOR + 1.512%, 04/24/28 (c)	1,892,000	2,092,139
3.824%, 3M LIBOR + 1.575%, 01/20/28 (c)	300,000	332,888
4.183%, 11/25/27	560,000	627,423
4.244%, 3M LIBOR + 1.814%, 04/24/38 (c)	270,000	320,814
4.450%, 03/03/26	167,000	189,678
Bank of Montreal 3.803%, 5Y USD Swap + 1.432%, 12/15/32 (c)	100,000	110,249
Bank of Nova Scotia (The) 4.500%, 12/16/25	30,000	33,982
Barclays plc
1.007%, 1Y H15 + 0.800%, 12/10/24 (c)	200,000	200,713
3.932%, 3M LIBOR + 1.610%, 05/07/25 (c)	670,000	723,267
BNP Paribas S.A.
2.219%, SOFR + 2.074%, 06/09/26 (144A) (c)	340,000	350,406
2.588%, 5Y H15 + 2.050%, 08/12/35 (144A) (c)	200,000	195,383
2.871%, SOFR + 1.387%, 04/19/32 (144A) (c)	220,000	225,934
3.052%, SOFR + 1.507%, 01/13/31 (144A) (c)	270,000	284,664
BPCE S.A.
2.375%, 01/14/25 (144A)	400,000	416,495
2.700%, 10/01/29 (144A)	685,000	714,951
Citigroup, Inc.
0.981%, SOFR + 0.669%, 05/01/25 (b) (c)	300,000	300,714
1.122%, SOFR + 0.765%, 01/28/27 (c)	144,000	141,961
1.462%, SOFR + 0.770%, 06/09/27 (c)	590,000	587,460
2.561%, SOFR + 1.167%, 05/01/32 (c)	455,000	463,168
2.572%, SOFR + 2.107%, 06/03/31 (b) (c)	560,000	575,692
3.106%, SOFR + 2.842%, 04/08/26 (c)	310,000	331,760
3.520%, 3M LIBOR + 1.151%, 10/27/28 (c)	322,000	352,618
3.668%, 3M LIBOR + 1.390%, 07/24/28 (c)	200,000	220,576
3.875%, 5Y H15 + 3.417%, 02/18/26 (c)	180,000	183,825

Banks—(Continued)
Citigroup, Inc.
3.887%, 3M LIBOR + 1.563%, 01/10/28 (c)	1,470,000	1,636,030
3.980%, 3M LIBOR + 1.338%, 03/20/30 (c)	100,000	113,265
4.000%, 5Y H15 + 3.597%, 12/10/25 (c)	287,000	296,686
4.300%, 11/20/26	308,000	347,688
4.400%, 06/10/25	120,000	134,018
5.300%, 05/06/44	100,000	134,656
6.250%, 3M LIBOR + 4.517%, 08/15/26 (c)	330,000	385,595
6.300%, 3M LIBOR + 3.423%, 05/15/24 (c)	66,000	70,996
Cooperative Rabobank UA 3.750%, 07/21/26	955,000	1,051,653
Credit Agricole S.A.
1.247%, SOFR + 0.892%, 01/26/27 (144A) (c)	535,000	526,725
1.907%, SOFR + 1.676%, 06/16/26 (144A) (c)	325,000	331,351
8.125%, 5Y USD Swap + 6.185%, 12/23/25 (144A) (c)	330,000	400,950
Credit Suisse Group AG
1.305%, SOFR + 0.980%, 02/02/27 (144A) (c)	250,000	244,863
3.091%, SOFR + 1.730%, 05/14/32 (144A) (c)	570,000	587,243
4.194%, SOFR + 3.730%, 04/01/31 (144A) (c)	345,000	387,721
4.207%, 3M LIBOR + 1.240%, 06/12/24 (144A) (c)	1,985,000	2,114,139
4.282%, 01/09/28 (144A)	730,000	812,042
Danske Bank A/S
1.171%, 1Y H15 + 1.030%, 12/08/23 (144A) (c)	275,000	276,380
1.621%, 1Y H15 + 1.350%, 09/11/26 (144A) (c)	245,000	245,229
3.244%, 3M LIBOR + 1.591%, 12/20/25 (144A) (c)	210,000	223,502
5.000%, 1Y H15 + 1.730%, 01/12/23 (144A) (c)	925,000	945,231
Deutsche Bank AG
1.686%, 03/19/26	390,000	393,700
2.129%, SOFR + 1.870%, 11/24/26 (c)	150,000	152,206
2.222%, SOFR + 2.159%, 09/18/24 (c)	365,000	374,863
3.035%, SOFR + 1.718%, 05/28/32 (c)	280,000	284,717
Goldman Sachs Group, Inc. (The)
1.431%, SOFR + 0.798%, 03/09/27 (c)	1,010,000	1,007,153
1.542%, SOFR + 0.818%, 09/10/27 (c)	1,115,000	1,111,862
2.615%, SOFR + 1.281%, 04/22/32 (c)	170,000	173,666
3.272%, 3M LIBOR + 1.201%, 09/29/25 (b) (c)	350,000	374,424
3.500%, 11/16/26	1,489,000	1,619,141
3.800%, 5Y H15 + 2.969%, 05/10/26 (c)	263,000	267,681
3.814%, 3M LIBOR + 1.158%, 04/23/29 (c)	350,000	391,435
4.017%, 3M LIBOR + 1.373%, 10/31/38 (c)	545,000	639,076
4.223%, 3M LIBOR + 1.301%, 05/01/29 (c)	260,000	296,529
4.411%, 3M LIBOR + 1.430%, 04/23/39 (c)	140,000	170,455
HSBC Holdings plc
0.976%, SOFR + 0.708%, 05/24/25 (c)	255,000	254,786
1.645%, SOFR + 1.538%, 04/18/26 (c)	1,130,000	1,145,151
2.013%, SOFR + 1.732%, 09/22/28 (c)	975,000	978,322
2.357%, SOFR + 1.947%, 08/18/31 (c)	440,000	440,300
2.633%, SOFR + 1.402%, 11/07/25 (c)	945,000	991,809
2.804%, SOFR + 1.187%, 05/24/32 (c)	200,000	205,250
4.292%, 3M LIBOR + 1.348%, 09/12/26 (c)	250,000	278,221
6.375%, 5Y USD ICE Swap + 4.368%, 03/30/25 (c)	200,000	222,960
6.500%, 09/15/37	100,000	139,103
Intesa Sanpaolo S.p.A. 4.700%, 09/23/49 (144A) †	210,000	244,783
KeyBank N.A. 3.400%, 05/20/26	255,000	277,843

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Lloyds Banking Group plc
1.627%, 1Y H15 + 0.850%, 05/11/27 (c)	440,000	$440,227
4.375%, 03/22/28	283,000	325,010
Macquarie Group, Ltd.
1.340%, SOFR + 1.069%, 01/12/27 (144A) (c)	60,000	59,496
2.691%, SOFR + 1.440%, 06/23/32 (c)	265,000	265,693
3.763%, 3M LIBOR + 1.372%, 11/28/28 (144A) (c)	526,000	574,840
Mitsubishi UFJ Financial Group, Inc.
2.193%, 02/25/25	1,180,000	1,228,065
3.751%, 07/18/39	250,000	284,687
Mizuho Financial Group, Inc.
1.234%, 1Y H15 + 0.670%, 05/22/27 (c)	670,000	660,164
2.869%, SOFR + 1.572%, 09/13/30 (c)	200,000	209,953
Morgan Stanley
1.593%, SOFR + 0.879%, 05/04/27 (c)	500,000	503,538
1.794%, SOFR + 1.034%, 02/13/32 (c)	750,000	720,609
2.720%, SOFR + 1.152%, 07/22/25 (c)	1,200,000	1,262,132
2.802%, SOFR + 1.430%, 01/25/52 (c)	235,000	230,394
3.591%, 3M LIBOR + 1.340%, 07/22/28 (c)	709,000	785,396
3.622%, SOFR + 3.120%, 04/01/31 (c)	280,000	312,551
3.875%, 01/27/26	150,000	167,699
3.971%, 3M LIBOR + 1.455%, 07/22/38 (c)	382,000	448,615
4.300%, 01/27/45	70,000	86,510
National Australia Bank, Ltd. 3.933%, 5Y H15 + 1.880%, 08/02/34 (144A) (c)	390,000	422,514
Natwest Group plc
1.642%, 1Y H15 + 0.900%, 06/14/27 (c)	227,000	226,972
3.754%, 5Y H15 + 2.100%, 11/01/29 (c)	200,000	212,500
4.269%, 3M LIBOR + 1.762%, 03/22/25 (c)	1,666,000	1,807,083
4.892%, 3M LIBOR + 1.754%, 05/18/29 (c)	200,000	234,222
NatWest Markets plc
0.564%, SOFR + 0.530%, 08/12/24 (144A) (c)	235,000	235,811
0.800%, 08/12/24 (144A)	200,000	199,083
Nordea Bank Abp 6.625%, 5Y H15 + 4.110%, 03/26/26 (144A) (c)	250,000	286,720
Northern Trust Corp. 3.375%, 3M LIBOR + 1.131%, 05/08/32 (c)	100,000	108,735
Santander UK Group Holdings plc
1.089%, SOFR + 0.787%, 03/15/25 (c)	700,000	702,238
1.673%, SOFR + 0.989%, 06/14/27 (c)	600,000	599,082
2.896%, SOFR + 1.475%, 03/15/32 (c)	260,000	267,900
Societe Generale S.A.
1.488%, 1Y H15 + 1.100%, 12/14/26 (144A) (c)	465,000	460,776
1.792%, 1Y H15 + 1.000%, 06/09/27 (144A) (c)	370,000	369,101
2.625%, 10/16/24 (144A)	665,000	694,345
2.889%, 1Y H15 + 1.300%, 06/09/32 (144A) (c)	340,000	344,053
3.000%, 01/22/30 (144A)	279,000	290,602
3.653%, 5Y H15 + 3.000%, 07/08/35 (144A) (c)	205,000	212,708
3.875%, 03/28/24 (144A)	375,000	403,056
4.250%, 04/14/25 (144A)	350,000	380,063
Standard Chartered plc
1.319%, 1Y H15 + 1.170%, 10/14/23 (144A) (c)	240,000	242,066
1.456%, 1Y H15 + 1.000%, 01/14/27 (144A) (c)	200,000	198,087
2.678%, 1Y H15 + 1.200%, 06/29/32 (144A) (c)	520,000	521,722
2.744%, 3M LIBOR + 1.200%, 09/10/22 (144A) (c)	310,000	311,289
4.247%, 3M LIBOR + 1.150%, 01/20/23 (144A) (c)	250,000	255,096

Banks—(Continued)
Sumitomo Mitsui Financial Group, Inc.
2.348%, 01/15/25 (b)	310,000	323,792
3.446%, 01/11/27	200,000	219,896
SVB Financial Group 4.000%, 5Y H15 + 3.202%, 05/15/26 (c)	230,000	234,094
UBS Group AG
1.364%, 1Y H15 + 1.080%, 01/30/27 (144A) (c)	310,000	307,830
3.126%, 3M LIBOR + 1.468%, 08/13/30 (144A) (c)	295,000	316,157
4.125%, 09/24/25 (144A)	200,000	223,126
UniCredit S.p.A.
1.982%, 1Y H15 + 1.200%, 06/03/27 (144A) (c)	400,000	398,504
3.127%, 1Y H15 + 1.550%, 06/03/32 (144A) (c)	200,000	200,440
5.861%, 5Y USD ICE Swap + 3.703%, 06/19/32 (144A) (c)	530,000	585,221
Wells Fargo & Co.
2.393%, SOFR + 2.100%, 06/02/28 (c)	150,000	155,564
2.406%, SOFR + 1.087%, 10/30/25 (c)	830,000	868,405
3.068%, SOFR + 2.530%, 04/30/41 (c)	335,000	343,604
3.196%, 3M LIBOR + 1.170%, 06/17/27 (c)	1,100,000	1,187,146
3.584%, 3M LIBOR + 1.310%, 05/22/28 (c)	535,000	589,404
3.900%, 5Y H15 + 3.453%, 03/15/26 (c)	745,000	771,299
4.400%, 06/14/46	345,000	415,867
4.750%, 12/07/46	125,000	158,180
Westpac Banking Corp.
4.322%, 5Y USD ICE Swap + 2.236%, 11/23/31 (c)	100,000	110,971
4.421%, 07/24/39	90,000	106,477

		67,644,926

Beverages—0.3%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc.
4.700%, 02/01/36	970,000	1,190,523
4.900%, 02/01/46	200,000	253,150
Anheuser-Busch InBev Finance, Inc. 4.700%, 02/01/36	423,000	516,208
Anheuser-Busch InBev Worldwide, Inc.
4.350%, 06/01/40	150,000	178,536
4.375%, 04/15/38	967,000	1,156,117
4.439%, 10/06/48	120,000	143,627
4.500%, 06/01/50	415,000	505,051
4.600%, 04/15/48	80,000	97,668
4.600%, 06/01/60	70,000	86,168
Coca-Cola Co. (The)
2.250%, 01/05/32	205,000	209,878
2.600%, 06/01/50	225,000	216,788
3.000%, 03/05/51	200,000	208,173
Constellation Brands, Inc.
3.150%, 08/01/29	270,000	289,548
5.250%, 11/15/48	25,000	33,428
Fomento Economico Mexicano S.A.B. de C.V. 3.500%, 01/16/50	236,000	248,215
Keurig Dr Pepper, Inc.
3.430%, 06/15/27	75,000	82,677
4.597%, 05/25/28	260,000	305,266
PepsiCo, Inc.
3.600%, 08/13/42	110,000	127,297

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Beverages—(Continued)
Pernod Ricard International Finance LLC 1.625%, 04/01/31 (144A)	360,000	$341,342

		6,189,660

Biotechnology—0.2%
Amgen, Inc.
2.200%, 02/21/27	100,000	103,831
3.150%, 02/21/40	345,000	359,491
Biogen, Inc.
2.250%, 05/01/30	519,000	520,414
3.150%, 05/01/50	229,000	224,899
Gilead Sciences, Inc.
2.600%, 10/01/40	460,000	442,836
2.800%, 10/01/50	360,000	346,752
4.000%, 09/01/36	240,000	277,424
Regeneron Pharmaceuticals, Inc.
1.750%, 09/15/30	690,000	653,784
2.800%, 09/15/50	165,000	150,241
Royalty Pharma plc
1.200%, 09/02/25 (144A)	410,000	406,267
1.750%, 09/02/27 (144A)	130,000	127,944
3.550%, 09/02/50 (144A) (b)	110,000	109,411

		3,723,294

Building Materials—0.0%
Lennox International, Inc. 1.700%, 08/01/27	160,000	159,971
Martin Marietta Materials, Inc. 3.450%, 06/01/27	100,000	109,217
Masco Corp.
2.000%, 10/01/30	50,000	48,756
6.500%, 08/15/32	150,000	199,531

		517,475

Chemicals—0.1%
Celanese U.S. Holdings LLC 3.500%, 05/08/24	139,000	148,518
Dow Chemical Co. (The) 2.100%, 11/15/30	335,000	330,829
DuPont de Nemours, Inc. 5.319%, 11/15/38	60,000	79,350
Eastman Chemical Co. 4.500%, 12/01/28	150,000	174,550
Huntsman International LLC 2.950%, 06/15/31	135,000	136,928
International Flavors & Fragrances, Inc.
3.468%, 12/01/50 (144A)	55,000	57,170
4.450%, 09/26/28	36,000	41,625
LYB International Finance III LLC 3.625%, 04/01/51	225,000	237,522
Nutrien, Ltd.
4.200%, 04/01/29	50,000	57,507
5.000%, 04/01/49	75,000	98,804

		1,362,803

Commercial Services—0.2%
Ford Foundation (The) 2.815%, 06/01/70	55,000	55,184
Global Payments, Inc.
2.650%, 02/15/25	440,000	463,598
2.900%, 05/15/30	110,000	114,605
3.200%, 08/15/29	265,000	283,646
4.150%, 08/15/49	125,000	143,333
IHS Markit, Ltd.
4.250%, 05/01/29	354,000	409,649
4.750%, 08/01/28	235,000	277,088
Moody’s Corp. 2.550%, 08/18/60	130,000	115,198
Pepperdine University 3.301%, 12/01/59	180,000	179,919
Quanta Services, Inc. 2.900%, 10/01/30	180,000	186,628
S&P Global, Inc. 2.300%, 08/15/60	190,000	162,742
Triton Container International, Ltd. 1.150%, 06/07/24 (144A)	360,000	359,288
Trustees of Boston University 3.173%, 10/01/50	210,000	218,575
University of Chicago (The) 2.761%, 04/01/45	100,000	101,432
University of Southern California 3.226%, 10/01/2120	100,000	99,141

		3,170,026

Computers—0.2%
Apple, Inc.
2.375%, 02/08/41	175,000	169,672
2.650%, 05/11/50	340,000	333,824
2.800%, 02/08/61	35,000	34,089
3.450%, 02/09/45	716,000	799,690
Dell International LLC / EMC Corp.
4.900%, 10/01/26	110,000	126,949
5.300%, 10/01/29 (b)	518,000	625,035
5.450%, 06/15/23	65,000	70,516
6.020%, 06/15/26	414,000	497,018
Leidos, Inc.
2.300%, 02/15/31	210,000	204,880
2.950%, 05/15/23	150,000	155,986
4.375%, 05/15/30	135,000	153,297

		3,170,956

Diversified Financial Services—0.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
1.750%, 01/30/26	151,000	149,228
4.450%, 04/03/26	150,000	164,732
4.500%, 09/15/23	245,000	262,707
Air Lease Corp.
2.875%, 01/15/26	240,000	252,152
3.000%, 09/15/23	60,000	62,719
3.250%, 03/01/25	614,000	654,484
3.250%, 10/01/29	150,000	156,330

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Air Lease Corp.
3.375%, 07/01/25	401,000	$430,727
3.625%, 12/01/27	119,000	127,817
Aviation Capital Group LLC
1.950%, 01/30/26 (144A)	130,000	130,035
3.875%, 05/01/23 (144A)	100,000	104,771
4.125%, 08/01/25 (144A)	80,000	86,398
5.500%, 12/15/24 (144A)	110,000	124,336
Avolon Holdings Funding, Ltd.
2.125%, 02/21/26 (144A) (b)	70,000	69,710
2.875%, 02/15/25 (144A)	125,000	128,700
3.625%, 05/01/22 (144A)	95,000	97,194
4.250%, 04/15/26 (144A)	245,000	265,501
4.375%, 05/01/26 (144A)	495,000	538,060
5.250%, 05/15/24 (144A)	100,000	109,983
5.500%, 01/15/23 (144A)	5,000	5,311
5.500%, 01/15/26 (144A)	185,000	209,839
BOC Aviation, Ltd.
2.375%, 09/15/21 (144A)	200,000	200,292
2.750%, 09/18/22 (144A)	220,000	223,930
Brookfield Finance, Inc. 4.850%, 03/29/29	137,000	161,313
Capital One Financial Corp. 3.950%, 5Y H15 + 3.157%, 09/01/26 (c)	407,000	415,649
Charles Schwab Corp. (The)
4.000%, 5Y H15 + 3.168%, 06/01/26 (b) (c)	375,000	390,937
4.000%, 10Y H15 + 3.079%, 12/01/30 (c)	600,000	613,800
GE Capital Funding LLC 4.400%, 05/15/30	720,000	839,039
GE Capital International Funding Co.
3.373%, 11/15/25	805,000	878,358
4.418%, 11/15/35	1,305,000	1,564,018
GTP Acquisition Partners I LLC 3.482%, 06/15/50 (144A)	325,000	345,188
Mitsubishi HC Capital, Inc.
3.406%, 02/28/22 (144A)	935,000	950,460
3.559%, 02/28/24 (144A)	200,000	213,190
Nomura Holdings, Inc.
1.851%, 07/16/25	295,000	301,548
2.648%, 01/16/25	375,000	393,962
Nuveen LLC 4.000%, 11/01/28 (144A)	100,000	115,234
Park Aerospace Holdings, Ltd.
4.500%, 03/15/23 (144A)	190,000	199,724
5.250%, 08/15/22 (144A)	405,000	423,797
5.500%, 02/15/24 (144A)	377,000	414,437
Visa, Inc. 2.700%, 04/15/40	105,000	108,542

		12,884,152

Electric—1.2%
AEP Texas, Inc. 3.950%, 06/01/28	311,000	350,350
AEP Transmission Co. LLC 3.150%, 09/15/49	30,000	31,246

Electric—(Continued)
AES Corp. (The)
1.375%, 01/15/26 (144A)	200,000	198,038
2.450%, 01/15/31 (144A)	67,000	66,291
3.300%, 07/15/25 (144A)	400,000	426,840
3.950%, 07/15/30 (144A)	100,000	109,350
Alexander Funding Trust
1.841%, 11/15/23 (144A)	1,030,000	1,048,815
Alliant Energy Finance LLC 1.400%, 03/15/26 (144A)	70,000	68,950
Ameren Corp.
1.750%, 03/15/28	100,000	98,955
3.500%, 01/15/31	268,000	293,441
Ameren Illinois Co. 4.500%, 03/15/49	225,000	289,448
Appalachian Power Co.
2.700%, 04/01/31 (b)	174,000	179,864
4.500%, 03/01/49	35,000	42,773
Arizona Public Service Co. 4.700%, 01/15/44	50,000	62,889
Ausgrid Finance Pty, Ltd. 3.850%, 05/01/23 (144A)	150,000	156,636
Baltimore Gas & Electric Co. 3.200%, 09/15/49	210,000	219,688
Berkshire Hathaway Energy Co. 2.850%, 05/15/51	105,000	101,585
CenterPoint Energy, Inc.
2.650%, 06/01/31	420,000	427,835
2.950%, 03/01/30	160,000	168,694
Cleveland Electric Illuminating Co. (The) 4.550%, 11/15/30 (144A)	157,000	181,416
CMS Energy Corp. 4.750%, 5Y H15 + 4.116%, 06/01/50 (c)	235,000	261,878
Commonwealth Edison Co. 3.700%, 03/01/45	128,000	146,314
Consolidated Edison Co. of New York, Inc. 4.650%, 12/01/48	150,000	185,260
Dominion Energy, Inc. 4.050%, 09/15/42	120,000	136,663
Duke Energy Carolinas LLC
2.550%, 04/15/31	190,000	197,256
3.200%, 08/15/49	85,000	89,137
4.000%, 09/30/42	145,000	170,835
Duke Energy Indiana LLC
2.750%, 04/01/50	120,000	116,135
3.750%, 05/15/46	585,000	655,148
Duke Energy Ohio, Inc. 4.300%, 02/01/49	21,000	25,937
Duke Energy Progress LLC
2.500%, 08/15/50	40,000	36,876
3.700%, 10/15/46	120,000	135,481
Duquesne Light Holdings, Inc. 3.616%, 08/01/27 (144A)	754,000	817,805
Edison International
3.550%, 11/15/24	317,000	336,926
4.125%, 03/15/28	55,000	58,513
5.750%, 06/15/27	100,000	113,783

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
EDP Finance B.V. 1.710%, 01/24/28 (144A)	515,000	$510,123
Emera U.S. Finance L.P.
2.639%, 06/15/31 (144A)	245,000	246,474
4.750%, 06/15/46	322,000	382,417
Enel Finance International NV
3.500%, 04/06/28 (144A)	260,000	284,675
3.625%, 05/25/27 (144A)	220,000	241,660
Entergy Arkansas LLC
4.000%, 06/01/28	160,000	181,793
4.950%, 12/15/44	59,000	64,549
Entergy Corp. 2.400%, 06/15/31	220,000	219,607
Entergy Louisiana LLC
2.350%, 06/15/32	220,000	222,596
2.900%, 03/15/51	60,000	59,097
4.950%, 01/15/45	260,000	285,070
Entergy Mississippi LLC
3.500%, 06/01/51	40,000	43,738
3.850%, 06/01/49	120,000	137,938
Entergy Texas, Inc.
3.550%, 09/30/49	265,000	281,562
4.000%, 03/30/29	303,000	341,955
Evergy Kansas Central, Inc. 3.250%, 09/01/49	205,000	216,548
Evergy Metro, Inc. 2.250%, 06/01/30	160,000	162,759
Evergy, Inc. 2.900%, 09/15/29	198,000	209,824
Fortis, Inc. 3.055%, 10/04/26	272,000	291,672
ITC Holdings Corp. 2.950%, 05/14/30 (144A)	955,000	1,005,104
Jersey Central Power & Light Co.
2.750%, 03/01/32 (144A)	202,000	205,048
6.150%, 06/01/37	100,000	129,288
Louisville Gas & Electric Co. 4.650%, 11/15/43	197,000	245,531
Metropolitan Edison Co. 4.000%, 04/15/25 (144A)	20,000	21,178
Mid-Atlantic Interstate Transmission LLC 4.100%, 05/15/28 (144A)	40,000	45,015
Monongahela Power Co. 3.550%, 05/15/27 (144A) (b)	325,000	358,267
Narragansett Electric Co. (The) 3.395%, 04/09/30 (144A)	200,000	218,835
NextEra Energy Capital Holdings, Inc.
2.244%, 3M LIBOR + 2.125%, 06/15/67 (c)	223,000	207,809
3.500%, 04/01/29	134,000	147,992
NRG Energy, Inc.
2.000%, 12/02/25 (144A)	90,000	91,294
2.450%, 12/02/27 (144A)	100,000	100,643
3.750%, 06/15/24 (144A)	387,000	412,242
4.450%, 06/15/29 (144A)	100,000	110,378
OGE Energy Corp. 0.703%, 05/26/23	60,000	60,016

Electric—(Continued)
Oklahoma Gas and Electric Co. 0.553%, 05/26/23	70,000	70,002
Pacific Gas and Electric Co.
1.367%, 03/10/23	110,000	110,005
1.531%, 3M LIBOR + 1.375%, 11/15/21 (c)	355,000	355,727
1.750%, 06/16/22	655,000	654,639
2.950%, 03/01/26	55,000	56,240
3.450%, 07/01/25	310,000	324,936
3.750%, 08/15/42	37,000	33,662
4.000%, 12/01/46	305,000	285,457
4.300%, 03/15/45	60,000	57,576
4.550%, 07/01/30	30,000	32,087
4.600%, 06/15/43	125,000	123,875
PacifiCorp.
2.700%, 09/15/30 (b)	95,000	99,771
3.300%, 03/15/51	97,000	102,733
4.125%, 01/15/49	285,000	340,822
PECO Energy Co. 4.800%, 10/15/43	105,000	134,785
Pennsylvania Electric Co. 3.600%, 06/01/29 (144A)	500,000	534,236
PPL Capital Funding, Inc. 2.812%, 3M LIBOR + 2.665%, 03/30/67 (c)	442,000	434,265
Public Service Co. of Colorado 4.300%, 03/15/44	185,000	226,420
Public Service Co. of Oklahoma 6.625%, 11/15/37	100,000	142,630
Public Service Electric and Gas Co. 2.700%, 05/01/50	190,000	188,010
Puget Energy Inc. 2.379%, 06/15/28 (144A)	140,000	141,432
San Diego Gas & Electric Co. 4.300%, 04/01/42	160,000	189,356
Southern California Edison Co.
3.600%, 02/01/45	111,000	110,203
3.650%, 03/01/28	324,000	356,171
3.700%, 08/01/25	410,000	446,571
3.900%, 03/15/43	23,000	24,014
4.050%, 03/15/42	150,000	161,022
4.125%, 03/01/48	195,000	207,809
4.500%, 09/01/40	130,000	149,026
Southern Power Co.
0.900%, 01/15/26	72,000	70,649
5.150%, 09/15/41	125,000	152,443
Southwestern Electric Power Co.
1.650%, 03/15/26 (b)	340,000	344,086
3.900%, 04/01/45	272,000	299,068
Tucson Electric Power Co.
4.000%, 06/15/50	171,000	199,624
4.850%, 12/01/48	150,000	192,910
Union Electric Co. 2.150%, 03/15/32	235,000	235,587
2.950%, 06/15/27	161,000	174,043
Vistra Operations Co. LLC
3.550%, 07/15/24 (144A)	170,000	179,498

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Vistra Operations Co. LLC
3.700%, 01/30/27 (144A)	195,000	$208,340
4.300%, 07/15/29 (144A)	405,000	440,202

		24,339,680

Electronics—0.0%
Arrow Electronics, Inc. 3.875%, 01/12/28	123,000	137,724

Food—0.1%
Campbell Soup Co. 3.125%, 04/24/50 (b)	28,000	27,219
Conagra Brands, Inc. 5.400%, 11/01/48	65,000	87,256
Grupo Bimbo S.A.B. de C.V. 4.000%, 09/06/49 (144A)	210,000	223,610
Kraft Heinz Foods Co.
4.250%, 03/01/31	320,000	363,516
4.625%, 10/01/39	170,000	197,993
Kroger Co. (The)
3.875%, 10/15/46	391,000	430,750
3.950%, 01/15/50 (b)	120,000	136,550
4.450%, 02/01/47	70,000	83,329
Smithfield Foods, Inc.
3.000%, 10/15/30 (144A)	200,000	201,645
5.200%, 04/01/29 (144A)	150,000	174,614
Sysco Corp. 3.300%, 02/15/50	574,000	576,916

		2,503,398

Gas—0.1%
APT Pipelines, Ltd.
4.200%, 03/23/25 (144A)	100,000	109,663
4.250%, 07/15/27 (144A)	70,000	79,052
Atmos Energy Corp. 4.125%, 03/15/49	145,000	175,151
Boston Gas Co. 3.001%, 08/01/29 (144A)	120,000	126,290
Brooklyn Union Gas Co. (The) 3.865%, 03/04/29 (144A)	170,000	187,881
NiSource, Inc.
0.950%, 08/15/25	360,000	357,006
1.700%, 02/15/31	100,000	94,493
2.950%, 09/01/29	180,000	190,664
ONE Gas, Inc.
0.850%, 03/11/23	420,000	420,205
4.500%, 11/01/48	142,000	170,974
Southern California Gas Co. 4.450%, 03/15/44	50,000	60,243
Southern Co. Gas Capital Corp. 1.750%, 01/15/31 (b)	186,000	175,930

		2,147,552

Healthcare-Products—0.0%
Boston Scientific Corp. 4.000%, 03/01/29	255,000	290,020
Zimmer Biomet Holdings, Inc. 4.450%, 08/15/45	55,000	64,896

		354,916

Healthcare-Services—0.3%
Aetna, Inc.
3.875%, 08/15/47	236,000	263,933
4.125%, 11/15/42	195,000	223,199
Anthem, Inc.
2.875%, 09/15/29	160,000	169,612
4.101%, 03/01/28	140,000	160,007
Children’s Hospital 2.928%, 07/15/50	100,000	99,317
CommonSpirit Health
1.547%, 10/01/25	65,000	65,556
2.782%, 10/01/30	70,000	72,639
3.910%, 10/01/50	65,000	71,443
Cottage Health Obligated Group 3.304%, 11/01/49	230,000	248,330
Hartford HealthCare Corp. 3.447%, 07/01/54	240,000	251,960
HCA, Inc.
3.500%, 07/15/51	215,000	214,902
4.500%, 02/15/27	908,000	1,026,108
5.125%, 06/15/39	110,000	137,404
5.250%, 04/15/25	350,000	400,424
5.250%, 06/15/26	260,000	300,966
5.375%, 09/01/26	265,000	304,949
5.500%, 06/15/47	30,000	39,073
5.625%, 09/01/28	260,000	308,100
Memorial Health Services 3.447%, 11/01/49 (b)	210,000	227,403
MidMichigan Health 3.409%, 06/01/50	40,000	42,963
New York and Presbyterian Hospital (The) 2.256%, 08/01/40	230,000	216,355
NYU Langone Hospitals 3.380%, 07/01/55 (b)	90,000	95,331
Quest Diagnostics, Inc. 2.800%, 06/30/31	80,000	83,506
UnitedHealth Group, Inc.
2.300%, 05/15/31	150,000	153,613
2.750%, 05/15/40	663,000	671,424
3.050%, 05/15/41	100,000	104,733
3.250%, 05/15/51	140,000	149,347
3.500%, 08/15/39	238,000	265,987
Universal Health Services, Inc. 2.650%, 10/15/30 (144A)	575,000	578,180
Yale-New Haven Health Services Corp. 2.496%, 07/01/50	110,000	101,042

		7,047,806

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Holding Companies-Diversified—0.1%
CK Hutchison International 19, Ltd.
3.250%, 04/11/24 (144A)	475,000	$505,494
3.625%, 04/11/29 (144A) (b)	205,000	227,011
CVS Pass-Through Trust 4.704%, 01/10/36 (144A)	269,418	305,309
Hutchison Whampoa International 14, Ltd. 3.625%, 10/31/24 (144A)	200,000	217,828

		1,255,642

Home Builders—0.1%
Lennar Corp.
4.500%, 04/30/24	45,000	49,219
4.750%, 11/29/27	440,000	508,582
5.000%, 06/15/27	255,000	295,910
MDC Holdings, Inc.
2.500%, 01/15/31	220,000	214,311
3.850%, 01/15/30	526,000	563,083
PulteGroup, Inc.
5.000%, 01/15/27 (b)	353,000	412,826
5.500%, 03/01/26	72,000	84,060

		2,127,991

Insurance—0.2%
AIA Group, Ltd. 3.900%, 04/06/28 (144A) (b)	210,000	235,551
American Financial Group, Inc.
3.500%, 08/15/26	70,000	76,015
American International Group, Inc.
3.875%, 01/15/35	223,000	252,192
4.800%, 07/10/45	170,000	212,450
Athene Global Funding
0.950%, 01/08/24 (144A) (b)	75,000	75,060
1.450%, 01/08/26 (144A)	65,000	65,044
2.950%, 11/12/26 (144A)	370,000	393,916
Berkshire Hathaway Finance Corp.
2.850%, 10/15/50	260,000	259,532
4.400%, 05/15/42	200,000	251,090
Equitable Financial Life Global Funding 1.400%, 07/07/25 (144A)	270,000	272,270
F&G Global Funding 1.750%, 06/30/26 (144A)	80,000	80,329
Guardian Life Insurance Co. of America (The)
3.700%, 01/22/70 (144A)	85,000	87,886
4.875%, 06/19/64 (144A)	150,000	191,571
Hanover Insurance Group, Inc. (The) 2.500%, 09/01/30	70,000	70,026
Hartford Financial Services Group, Inc. (The)
4.300%, 04/15/43	25,000	29,497
6.100%, 10/01/41	25,000	35,702
Intact U.S. Holdings, Inc. 4.600%, 11/09/22	150,000	157,225
Massachusetts Mutual Life Insurance Co. 5.077%, 3M LIBOR + 3.191%, 02/15/69 (c)	195,000	240,724
Nationwide Mutual Insurance Co. 4.350%, 04/30/50 (144A)	105,000	117,667

Insurance—(Continued)
New York Life Global Funding 3.000%, 01/10/28 (144A)	125,000	135,862
New York Life Insurance Co.
3.750%, 05/15/50 (144A)	90,000	100,501
4.450%, 05/15/69 (144A)	140,000	175,079
Northwestern Mutual Global Funding 1.700%, 06/01/28 (144A)	85,000	85,081
Northwestern Mutual Life Insurance Co. (The) 3.850%, 09/30/47 (144A)	220,000	251,510
Pacific Life Insurance Co. 4.300%, 3M LIBOR + 2.796%, 10/24/67 (144A) (c)	97,000	111,450
Progressive Corp. (The) 5.375%, 3M LIBOR + 2.539%, 03/15/23 (c)	90,000	94,364
Prudential Financial, Inc. 3.905%, 12/07/47	65,000	75,496
Prudential Insurance Co. of America (The) 8.300%, 07/01/25 (144A)	250,000	314,101
Swiss Re Finance Luxembourg S.A. 5.000%, 5Y H15 + 3.582%, 04/02/49 (144A) (c)	400,000	454,900
Teachers Insurance & Annuity Association of America 4.270%, 05/15/47 (144A)	100,000	119,553

		5,021,644

Internet—0.1%
Alphabet, Inc. 1.900%, 08/15/40	250,000	227,274
Amazon.com, Inc.
2.700%, 06/03/60	260,000	249,028
3.875%, 08/22/37	280,000	333,886
VeriSign, Inc. 2.700%, 06/15/31	250,000	253,982

		1,064,170

Iron/Steel—0.0%
Steel Dynamics, Inc. 3.450%, 04/15/30	154,000	167,529
Vale Overseas, Ltd. 3.750%, 07/08/30 (b)	512,000	545,126

		712,655

Machinery-Diversified—0.0%
Otis Worldwide Corp. 2.565%, 02/15/30	235,000	243,377

Media—0.4%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
2.300%, 02/01/32	285,000	274,005
2.800%, 04/01/31	300,000	306,693
3.500%, 06/01/41	190,000	191,286
3.700%, 04/01/51	60,000	59,344
3.900%, 06/01/52	105,000	106,912
4.800%, 03/01/50	240,000	275,652
6.384%, 10/23/35	330,000	441,100

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-21

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Comcast Corp.
1.950%, 01/15/31	90,000	$88,724
2.450%, 08/15/52 (b)	635,000	573,649
3.200%, 07/15/36	552,000	592,230
3.250%, 11/01/39	570,000	606,273
3.400%, 07/15/46	220,000	234,682
3.450%, 02/01/50	190,000	205,026
3.750%, 04/01/40	25,000	28,182
4.600%, 10/15/38	50,000	61,970
4.950%, 10/15/58	55,000	76,055
COX Communications, Inc.
2.950%, 10/01/50 (144A)	110,000	104,200
3.350%, 09/15/26 (144A)	350,000	380,067
Discovery Communications LLC
4.950%, 05/15/42	250,000	297,792
5.200%, 09/20/47	305,000	379,051
Time Warner Cable LLC
4.500%, 09/15/42	667,000	741,402
6.550%, 05/01/37	50,000	68,112
6.750%, 06/15/39	265,000	368,911
ViacomCBS, Inc.
4.375%, 03/15/43	213,000	246,453
4.600%, 01/15/45	100,000	118,640
5.850%, 09/01/43	50,000	68,506
6.250%, 3M LIBOR + 3.899%, 02/28/57 (c)	135,000	154,586
Walt Disney Co. (The)
2.750%, 09/01/49	165,000	162,847
3.500%, 05/13/40	255,000	284,300

		7,496,650

Metal Fabricate/Hardware—0.0%
Precision Castparts Corp. 4.200%, 06/15/35	60,000	71,170

Mining—0.1%
Anglo American Capital plc
2.625%, 09/10/30 (144A)	200,000	200,756
2.875%, 03/17/31 (144A)	200,000	204,454
Glencore Finance Canada, Ltd. 5.550%, 10/25/42 (144A)	130,000	167,881
Glencore Funding LLC
1.625%, 09/01/25 (144A)	380,000	384,320
2.500%, 09/01/30 (144A)	384,000	383,062
4.000%, 03/27/27 (144A)	205,000	227,212
4.125%, 05/30/23 (144A)	61,000	64,882
Teck Resources, Ltd.
5.200%, 03/01/42	100,000	117,651
5.400%, 02/01/43	219,000	266,828

		2,017,046

Miscellaneous Manufacturing—0.0%
Eaton Corp. 5.800%, 03/15/37	100,000	126,687
General Electric Co. 3.450%, 05/01/27	85,000	93,438

Miscellaneous Manufacturing—(Continued)
Siemens Financieringsmaatschappij NV 4.400%, 05/27/45 (144A)	250,000	319,268

		539,393

Oil & Gas—0.5%
BP Capital Markets America, Inc.
2.772%, 11/10/50	100,000	92,606
2.939%, 06/04/51	270,000	258,492
3.000%, 02/24/50	115,000	111,091
3.017%, 01/16/27	596,000	643,142
BP Capital Markets plc
4.375%, 5Y H15 + 4.036%, 06/22/25 (c)	56,000	59,640
4.875%, 5Y H15 + 4.398%, 03/22/30 (b) (c)	296,000	325,008
Chevron Corp. 2.978%, 05/11/40	110,000	115,189
Chevron USA, Inc.
3.250%, 10/15/29	203,000	224,783
3.850%, 01/15/28	1,070,000	1,218,666
6.000%, 03/01/41	160,000	234,065
Cimarex Energy Co. 3.900%, 05/15/27	130,000	143,291
ConocoPhillips
2.400%, 02/15/31 (144A) (b)	65,000	66,530
3.750%, 10/01/27 (144A)	260,000	292,149
4.300%, 08/15/28 (144A)	255,000	296,023
Diamondback Energy, Inc.
3.250%, 12/01/26	80,000	85,752
3.500%, 12/01/29 (b)	37,000	39,610
4.750%, 05/31/25	386,000	434,615
Eni S.p.A.
4.250%, 05/09/29 (144A)	235,000	267,333
4.750%, 09/12/28 (144A)	305,000	357,133
Eni USA, Inc. 7.300%, 11/15/27	100,000	130,459
Equinor ASA 2.375%, 05/22/30	90,000	92,795
Exxon Mobil Corp.
2.610%, 10/15/30	405,000	426,866
2.995%, 08/16/39	355,000	364,245
3.095%, 08/16/49	370,000	376,562
Hess Corp. 5.600%, 02/15/41	130,000	162,276
HollyFrontier Corp.
2.625%, 10/01/23	120,000	124,077
5.875%, 04/01/26	56,000	64,780
Lundin Energy Finance B.V.
2.000%, 07/15/26 (144A)	210,000	210,336
3.100%, 07/15/31 (144A)	640,000	646,487
Marathon Petroleum Corp.
4.500%, 05/01/23	210,000	223,955
4.700%, 05/01/25	23,000	25,939
4.750%, 09/15/44	79,000	93,341
Phillips 66 2.150%, 12/15/30	300,000	294,920

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-22

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Pioneer Natural Resources Co. 1.900%, 08/15/30 (b)	370,000	$356,474
Shell International Finance B.V.
3.250%, 04/06/50 (b)	260,000	276,504
3.750%, 09/12/46	201,000	227,198
Suncor Energy, Inc.
3.100%, 05/15/25	410,000	438,073
5.350%, 07/15/33	150,000	185,988
Total Capital International S.A.
2.986%, 06/29/41	430,000	437,900
3.127%, 05/29/50	278,000	281,802
3.461%, 07/12/49	137,000	148,424
Valero Energy Corp.
1.200%, 03/15/24	259,000	261,241
2.150%, 09/15/27	310,000	314,907

		11,430,667

Oil & Gas Services—0.0%
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc.
3.138%, 11/07/29	170,000	182,844
3.337%, 12/15/27	252,000	275,357
Baker Hughes Holdings LLC 5.125%, 09/15/40	25,000	31,916
Halliburton Co. 3.800%, 11/15/25	6,000	6,632
Schlumberger Holdings Corp. 3.900%, 05/17/28 (144A)	109,000	121,713

		618,462

Packaging & Containers—0.0%
Graphic Packaging International LLC 1.512%, 04/15/26 (144A)	115,000	114,416
Packaging Corp. of America 4.050%, 12/15/49	135,000	158,607

		273,023

Pharmaceuticals—0.6%
AbbVie, Inc.
3.200%, 05/14/26	135,000	146,376
3.200%, 11/21/29	892,000	968,752
3.600%, 05/14/25	165,000	180,047
4.050%, 11/21/39	400,000	464,570
4.400%, 11/06/42	315,000	382,492
4.450%, 05/14/46	430,000	519,277
4.550%, 03/15/35	60,000	72,823
4.625%, 10/01/42	220,000	271,313
4.750%, 03/15/45	60,000	75,225
Astrazeneca Finance LLC 2.250%, 05/28/31	110,000	111,579
AstraZeneca plc
1.375%, 08/06/30 (b)	210,000	198,717
2.125%, 08/06/50	280,000	244,538
4.000%, 09/18/42	253,000	301,151
6.450%, 09/15/37	50,000	74,743

Pharmaceuticals—(Continued)
Bayer U.S. Finance LLC 4.375%, 12/15/28 (144A)	245,000	280,686
Becton Dickinson and Co. 1.957%, 02/11/31	160,000	156,111
Bristol-Myers Squibb Co.
2.350%, 11/13/40	240,000	231,130
2.550%, 11/13/50	440,000	420,737
3.400%, 07/26/29	535,000	599,568
3.450%, 11/15/27	150,000	167,307
4.125%, 06/15/39	105,000	126,714
5.000%, 08/15/45	152,000	207,749
Cigna Corp.
2.400%, 03/15/30	185,000	188,732
4.375%, 10/15/28	1,157,000	1,345,628
CVS Health Corp.
1.750%, 08/21/30	220,000	212,049
2.700%, 08/21/40	840,000	814,226
4.300%, 03/25/28	360,000	413,606
5.050%, 03/25/48	175,000	227,303
5.300%, 12/05/43	200,000	265,276
CVS Pass-Through Trust
5.880%, 01/10/28	311,481	357,972
8.353%, 07/10/31 (144A)	133,554	175,055
Eli Lilly and Co. 2.250%, 05/15/50	450,000	408,061
Johnson & Johnson
2.250%, 09/01/50	80,000	74,784
3.400%, 01/15/38	223,000	252,897
Merck & Co., Inc. 2.350%, 06/24/40	65,000	62,797
Novartis Capital Corp. 2.750%, 08/14/50	115,000	115,633
Pfizer, Inc. 2.700%, 05/28/50	230,000	228,817
Shire Acquisitions Investments Ireland DAC 3.200%, 09/23/26	398,000	432,044
Takeda Pharmaceutical Co., Ltd.
3.025%, 07/09/40 (b)	630,000	635,943
3.175%, 07/09/50	200,000	202,128
3.375%, 07/09/60	200,000	205,259
5.000%, 11/26/28	200,000	240,819
Viatris, Inc. 4.000%, 06/22/50 (144A)	105,000	111,041
Zoetis, Inc.
2.000%, 05/15/30	140,000	139,353
3.900%, 08/20/28	210,000	238,762

		13,549,790

Pipelines—0.5%
Boardwalk Pipelines L.P.
4.450%, 07/15/27	34,000	38,359
4.800%, 05/03/29	65,000	74,800
Cameron LNG LLC 3.701%, 01/15/39 (144A)	163,000	181,333

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-23

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Cheniere Corpus Christi Holdings LLC
3.700%, 11/15/29	80,000	$87,383
5.125%, 06/30/27	530,000	616,277
Enable Midstream Partners L.P.
4.150%, 09/15/29	340,000	372,273
4.400%, 03/15/27 (b)	70,000	77,173
4.950%, 05/15/28	80,000	91,597
Enbridge, Inc.
2.500%, 08/01/33	140,000	140,013
3.125%, 11/15/29	230,000	246,308
Energy Transfer L.P.
3.750%, 05/15/30 (b)	90,000	97,766
4.200%, 04/15/27	17,000	18,775
4.750%, 01/15/26	150,000	168,872
4.950%, 01/15/43	150,000	165,799
5.150%, 02/01/43	566,000	638,653
5.250%, 04/15/29	5,000	5,906
5.500%, 06/01/27	36,000	42,220
5.800%, 06/15/38	35,000	43,511
5.950%, 10/01/43	90,000	112,282
6.050%, 06/01/41	55,000	69,742
6.250%, 04/15/49	70,000	91,857
Enterprise Products Operating LLC
4.250%, 02/15/48	285,000	326,276
4.950%, 10/15/54	33,000	40,893
Flex Intermediate Holdco LLC
3.363%, 06/30/31 (144A)	315,000	318,867
4.317%, 12/30/39 (144A)	60,000	61,012
Gray Oak Pipeline LLC
2.000%, 09/15/23 (144A)	110,000	112,194
3.450%, 10/15/27 (144A)	220,000	231,227
Kinder Morgan Energy Partners L.P. 5.000%, 08/15/42	170,000	203,510
Kinder Morgan, Inc.
5.050%, 02/15/46	80,000	97,144
5.300%, 12/01/34	305,000	376,726
MPLX L.P.
4.500%, 04/15/38	431,000	494,553
5.200%, 03/01/47	81,000	99,728
5.200%, 12/01/47	5,000	6,098
Northern Natural Gas Co. 3.400%, 10/16/51 (144A)	100,000	102,451
ONEOK Partners L.P.
5.000%, 09/15/23	70,000	75,567
6.650%, 10/01/36	140,000	188,628
Phillips 66 Partners L.P.
3.150%, 12/15/29	40,000	42,013
4.900%, 10/01/46	80,000	95,347
Plains All American Pipeline L.P. / PAA Finance Corp.
3.550%, 12/15/29	245,000	257,991
3.850%, 10/15/23	113,000	119,771
4.500%, 12/15/26	160,000	179,755
4.650%, 10/15/25	225,000	251,726
4.700%, 06/15/44 (b)	120,000	127,128
5.150%, 06/01/42	95,000	106,483

Pipelines—(Continued)
Sabine Pass Liquefaction LLC
4.200%, 03/15/28	790,000	892,171
4.500%, 05/15/30	200,000	230,811
Southern Natural Gas Co. LLC
4.800%, 03/15/47 (144A)	102,000	125,631
8.000%, 03/01/32	70,000	99,897
Texas Eastern Transmission L.P. 3.500%, 01/15/28 (144A)	45,000	48,943
TransCanada PipeLines, Ltd. 4.625%, 03/01/34	355,000	421,093
Transcanada Trust 5.500%, SOFR + 4.416%, 09/15/79 (c)	298,000	324,820
Williams Cos., Inc. (The)
4.900%, 01/15/45	127,000	153,417
5.400%, 03/04/44	235,000	296,975

		9,889,745

Real Estate—0.0%
Ontario Teachers’ Cadillac Fairview Properties Trust 3.875%, 03/20/27 (144A)	243,000	267,749

Real Estate Investment Trusts—0.6%
Alexandria Real Estate Equities, Inc.
3.800%, 04/15/26	23,000	25,610
4.000%, 02/01/50	111,000	127,198
American Campus Communities Operating Partnership L.P. 3.625%, 11/15/27	150,000	163,211
American Tower Corp.
1.500%, 01/31/28	150,000	145,856
1.875%, 10/15/30 (b)	130,000	125,406
2.950%, 01/15/51	39,000	37,235
3.100%, 06/15/50	61,000	59,596
3.125%, 01/15/27	501,000	537,486
3.700%, 10/15/49	210,000	227,920
3.950%, 03/15/29 (b)	636,000	713,517
American Tower Trust 3.652%, 03/15/48 (144A)	160,000	175,241
Boston Properties L.P.
2.550%, 04/01/32	165,000	166,023
4.500%, 12/01/28	100,000	116,550
Brixmor Operating Partnership L.P.
2.250%, 04/01/28	80,000	79,904
3.850%, 02/01/25	60,000	65,263
Corporate Office Properties L.P. 2.750%, 04/15/31	187,000	188,411
Crown Castle International Corp.
2.900%, 04/01/41	270,000	262,636
3.800%, 02/15/28	745,000	827,755
4.450%, 02/15/26	100,000	112,992
Equinix, Inc.
2.500%, 05/15/31	350,000	355,960
2.900%, 11/18/26	135,000	144,408
ERP Operating L.P. 4.150%, 12/01/28	120,000	137,763

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-24

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
Essex Portfolio L.P.
2.650%, 03/15/32	120,000	$121,746
2.650%, 09/01/50	160,000	141,658
Goodman U.S. Finance Three LLC 3.700%, 03/15/28 (144A)	680,000	736,918
Healthcare Trust of America Holdings L.P.
2.000%, 03/15/31	290,000	280,061
3.100%, 02/15/30	200,000	212,415
Healthpeak Properties, Inc.
2.875%, 01/15/31	200,000	209,249
3.000%, 01/15/30	445,000	471,512
3.500%, 07/15/29	118,000	130,297
Life Storage L.P. 4.000%, 06/15/29	137,000	153,448
National Retail Properties, Inc. 4.000%, 11/15/25	100,000	110,472
Office Properties Income Trust
2.650%, 06/15/26	282,000	286,122
4.000%, 07/15/22	140,000	144,563
4.150%, 02/01/22	280,000	284,339
Prologis L.P. 2.125%, 10/15/50	150,000	128,029
Realty Income Corp. 3.875%, 04/15/25	60,000	66,197
Regency Centers L.P.
2.950%, 09/15/29	730,000	768,738
3.700%, 06/15/30	160,000	176,992
Scentre Group Trust 1 / Scentre Group Trust 2 3.250%, 10/28/25 (144A)	586,000	628,537
SITE Centers Corp. 4.700%, 06/01/27	60,000	66,443
UDR, Inc.
3.000%, 08/15/31	120,000	126,232
3.500%, 07/01/27	100,000	110,699
Ventas Realty L.P.
4.875%, 04/15/49	88,000	108,583
5.700%, 09/30/43	220,000	291,551
VEREIT Operating Partnership L.P. 3.400%, 01/15/28	295,000	320,819
WEA Finance LLC 2.875%, 01/15/27 (144A) (b)	575,000	593,490
Welltower, Inc.
2.700%, 02/15/27	57,000	60,487
3.100%, 01/15/30	320,000	340,789
WP Carey, Inc. 2.250%, 04/01/33	135,000	129,250

		11,995,577

Retail—0.1%
7-Eleven, Inc. 1.300%, 02/10/28 (144A)	56,000	54,095
2.500%, 02/10/41 (144A)	146,000	135,931
2.800%, 02/10/51 (144A)	170,000	158,589
Alimentation Couche-Tard, Inc.
2.950%, 01/25/30 (144A)	80,000	83,008
3.439%, 05/13/41 (144A)	170,000	175,519

Retail—(Continued)
Alimentation Couche-Tard, Inc.
3.625%, 05/13/51 (144A)	25,000	26,124
3.800%, 01/25/50 (144A) (b)	135,000	144,687
AutoZone, Inc. 1.650%, 01/15/31	100,000	95,133
Home Depot, Inc. (The)
2.375%, 03/15/51 (b)	235,000	217,355
3.300%, 04/15/40	180,000	197,162
Kohl’s Corp. 3.375%, 05/01/31 (b)	162,000	167,713
Lowe’s Cos., Inc.
3.000%, 10/15/50	105,000	103,522
3.700%, 04/15/46	173,000	190,078
McDonald’s Corp.
3.625%, 05/01/43	257,000	284,493
3.700%, 02/15/42	120,000	135,125
6.300%, 10/15/37	90,000	128,774
Nordstrom, Inc. 4.250%, 08/01/31 (144A) (b)	121,000	126,021
O’Reilly Automotive, Inc. 3.550%, 03/15/26	60,000	66,134
Starbucks Corp.
2.550%, 11/15/30	130,000	134,700
3.750%, 12/01/47	76,000	83,625
Walmart, Inc.
3.625%, 12/15/47	205,000	239,538
3.950%, 06/28/38	120,000	144,537

		3,091,863

Savings & Loans—0.1%
Nationwide Building Society
4.302%, 3M LIBOR + 1.452%, 03/08/29 (144A) (c)	265,000	299,125
4.363%, 3M LIBOR + 1.392%, 08/01/24 (144A) (c)	780,000	836,673

		1,135,798

Semiconductors—0.2%
Analog Devices, Inc. 4.500%, 12/05/36	113,000	133,150
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.875%, 01/15/27	692,000	764,645
Broadcom, Inc.
1.950%, 02/15/28 (144A) (b)	265,000	264,886
2.450%, 02/15/31 (144A)	612,000	601,409
4.150%, 11/15/30	133,000	149,148
4.250%, 04/15/26	150,000	168,155
4.750%, 04/15/29	120,000	139,591
Microchip Technology, Inc.
0.972%, 02/15/24 (144A)	435,000	434,786
0.983%, 09/01/24 (144A)	155,000	154,248
2.670%, 09/01/23	200,000	208,304
NXP B.V. / NXP Funding LLC / NXP USA, Inc.
2.500%, 05/11/31 (144A)	145,000	146,434
3.250%, 05/11/41 (144A)	285,000	293,028
3.400%, 05/01/30 (144A)	110,000	120,110

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-25

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Semiconductors—(Continued)
Qorvo, Inc. 4.375%, 10/15/29	145,000	$158,009
TSMC Global, Ltd.
1.250%, 04/23/26 (144A)	500,000	495,662
2.250%, 04/23/31 (144A)	220,000	221,395
Xilinx, Inc. 2.375%, 06/01/30	180,000	182,972

		4,635,932

Software—0.3%
Activision Blizzard, Inc.
1.350%, 09/15/30	100,000	93,504
2.500%, 09/15/50	293,000	263,008
Citrix Systems, Inc. 1.250%, 03/01/26	40,000	39,498
Electronic Arts, Inc. 1.850%, 02/15/31	150,000	144,975
Fidelity National Information Services, Inc. 3.100%, 03/01/41	70,000	71,706
Fiserv, Inc.
3.500%, 07/01/29	277,000	304,795
4.400%, 07/01/49	60,000	72,370
Microsoft Corp.
2.675%, 06/01/60	190,000	188,165
3.500%, 02/12/35	735,000	852,901
Oracle Corp.
2.300%, 03/25/28	70,000	71,820
2.800%, 04/01/27	335,000	355,246
2.875%, 03/25/31	515,000	535,640
3.600%, 04/01/40	420,000	442,998
3.600%, 04/01/50	245,000	251,579
3.800%, 11/15/37	366,000	401,373
3.850%, 07/15/36	408,000	448,532
3.900%, 05/15/35	222,000	247,219
Roper Technologies, Inc.
1.400%, 09/15/27	360,000	354,057
2.000%, 06/30/30	180,000	177,255
Salesforce.com, Inc. 2.900%, 07/15/51	240,000	242,339
VMware, Inc.
3.900%, 08/21/27	211,000	234,493
4.650%, 05/15/27	86,000	98,700
4.700%, 05/15/30	142,000	168,017

		6,060,190

Telecommunications—0.6%
AT&T, Inc.
1.650%, 02/01/28	185,000	183,622
2.250%, 02/01/32	1,115,000	1,094,328
2.300%, 06/01/27	210,000	217,204
2.550%, 12/01/33 (144A)	85,000	84,204
2.750%, 06/01/31	75,000	77,962
3.100%, 02/01/43	285,000	279,257
3.500%, 06/01/41	115,000	119,458
3.500%, 09/15/53 (144A)	344,000	345,607

Telecommunications—(Continued)
AT&T, Inc.
3.550%, 09/15/55 (144A)	345,000	346,157
3.650%, 09/15/59 (144A)	295,000	299,159
4.300%, 12/15/42	492,000	560,193
Corning, Inc. 3.900%, 11/15/49	252,000	282,270
Crown Castle Towers LLC 3.663%, 05/15/45 (144A)	225,000	240,286
NTT Finance Corp. 1.162%, 04/03/26 (144A)	380,000	379,126
Rogers Communications, Inc.
3.700%, 11/15/49	60,000	63,872
4.350%, 05/01/49	90,000	105,930
T-Mobile USA, Inc.
2.050%, 02/15/28	850,000	862,894
2.250%, 11/15/31	47,000	46,364
3.000%, 02/15/41	165,000	162,965
3.750%, 04/15/27	815,000	900,575
3.875%, 04/15/30	158,000	176,616
4.375%, 04/15/40	265,000	310,659
Telefonica Emisiones S.A.U.
4.665%, 03/06/38 (b)	720,000	846,694
4.895%, 03/06/48	150,000	179,615
Verizon Communications, Inc.
1.450%, 03/20/26	170,000	171,446
1.680%, 10/30/30	220,000	210,068
1.750%, 01/20/31	135,000	129,376
2.100%, 03/22/28	410,000	418,575
2.550%, 03/21/31	90,000	91,991
2.625%, 08/15/26	50,000	53,129
2.650%, 11/20/40	479,000	460,950
2.875%, 11/20/50	205,000	194,733
3.400%, 03/22/41	285,000	301,485
3.550%, 03/22/51	160,000	170,939
4.125%, 03/16/27	200,000	227,768
4.272%, 01/15/36	1,383,000	1,645,528
4.329%, 09/21/28	454,000	528,247
4.862%, 08/21/46	42,000	54,339
Vodafone Group plc
4.250%, 09/17/50	360,000	420,482
6.250%, 11/30/32	160,000	214,656

		13,458,729

Toys/Games/Hobbies—0.0%
Hasbro, Inc. 3.900%, 11/19/29	149,000	165,670

Transportation—0.2%
Burlington Northern Santa Fe LLC
3.550%, 02/15/50	69,000	78,027
3.900%, 08/01/46	349,000	409,894
Canadian National Railway Co. 2.450%, 05/01/50	270,000	242,742
Canadian Pacific Railway Co. 5.750%, 03/15/33	120,000	157,476

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-26

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Transportation—(Continued)
CSX Corp.
2.500%, 05/15/51	195,000	$177,020
3.800%, 11/01/46	219,000	250,496
4.750%, 11/15/48	95,000	122,881
6.150%, 05/01/37	60,000	84,189
FedEx Corp. 3.250%, 05/15/41	145,000	149,060
JB Hunt Transport Services, Inc. 3.875%, 03/01/26	80,000	88,976
Kansas City Southern 4.700%, 05/01/48	80,000	99,639
Norfolk Southern Corp.
3.050%, 05/15/50	495,000	494,788
3.950%, 10/01/42	230,000	264,249
Union Pacific Corp.
3.550%, 08/15/39	345,000	383,044
3.600%, 09/15/37	286,000	319,725
4.100%, 09/15/67	70,000	80,923
4.375%, 09/10/38	50,000	59,865

		3,462,994

Total Corporate Bonds & Notes (Cost $245,403,410)		258,137,916

U.S. Treasury & Government Agencies—4.6%

Agency Sponsored Mortgage - Backed—2.5%
Fannie Mae 30 Yr. Pool
4.000%, 06/01/46	697,526	765,027
4.000%, 07/01/47	810,126	869,511
4.000%, 11/01/47	374,552	400,999
4.000%, 12/01/47	355,437	383,244
4.000%, 01/01/48	569,798	623,518
4.000%, 09/01/48	352,325	376,351
4.500%, 04/01/39	122,270	134,995
4.500%, 12/01/40	188,504	210,190
4.500%, 05/01/48	298,930	323,380
4.500%, 06/01/48	210,699	229,383
4.500%, 07/01/48	61,955	66,594
4.500%, 11/01/48	731,279	792,102
4.500%, 01/01/49	392,243	429,251
4.500%, 06/01/49	337,388	367,164
5.000%, 07/01/44	458,493	528,616
5.000%, 06/01/48	96,075	105,367
5.000%, 07/01/48	268,950	298,877
5.000%, 08/01/48	336,476	372,925
5.000%, 10/01/48	631,094	692,211
5.000%, 01/01/49	434,065	485,843
Fannie Mae Pool
1.500%, 01/01/31	500,000	498,283
2.130%, 11/01/28	1,250,000	1,305,261
2.600%, 10/01/31	350,000	381,629
3.230%, 01/01/30	473,236	523,790
3.240%, 01/01/22	495,809	496,932
3.330%, 04/01/35	490,346	560,357

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae Pool
3.570%, 07/01/26	988,631	1,096,887
3.660%, 03/01/27	725,659	813,766
3.740%, 02/01/29	800,000	926,904
3.990%, 02/01/28	521,323	599,080
4.000%, 06/01/49	637,761	685,969
4.500%, 11/01/48	1,038,031	1,128,727
Fannie Mae REMICS (CMO)
3.500%, 06/25/46	323,087	332,710
3.500%, 05/25/49	802,183	850,863
4.000%, 04/25/42	263,773	287,067
4.000%, 05/25/43	311,974	322,509
5.000%, 04/25/37	41,033	47,341
5.000%, 07/25/39	250,000	299,100
5.000%, 05/25/40	65,000	79,334
6.000%, 01/25/34	139,221	159,806
Fannie Mae Whole Loan Trust (CMO) 5.620%, 11/25/33	300,715	341,704
Fannie Mae-ACES
0.670%, 10/25/30	241,530	236,801
0.750%, 09/25/28	481,190	471,401
1.000%, 11/25/33	2,233,365	2,209,963
1.200%, 10/25/30	80,000	79,081
2.021%, 10/25/30 (c) (d)	1,411,748	157,009
2.122%, 07/25/30 (c) (d)	2,205,572	286,115
2.124%, 11/25/33 (c) (d)	9,963,408	1,368,012
Freddie Mac 30 Yr. Gold Pool
4.000%, 12/01/47	245,402	262,132
4.500%, 06/01/47	632,418	688,441
5.000%, 12/01/48	187,053	205,894
Freddie Mac 30 Yr. Pool
3.500%, 10/01/49	329,441	346,530
4.500%, 06/01/48	325,309	357,700
Freddie Mac Multifamily Structured Pass-Through Certificates
3.600%, 02/25/28	1,000,000	1,132,591
3.850%, 05/25/28 (c)	585,000	677,049
Freddie Mac REMICS (CMO)
2.500%, 01/15/42	44,257	44,010
3.000%, 07/25/49	535,402	560,787
3.500%, 03/15/35	600,000	672,049
4.000%, 07/15/38	250,000	268,708
5.000%, 02/15/40	117,000	144,515
5.000%, 02/15/41	426,517	496,335
5.500%, 03/15/37	226,210	264,282
Freddie Mac STACR Trust (CMO)
3.500%, 05/25/57	585,717	623,551
3.500%, 06/25/57	557,454	595,461
Ginnie Mae I 30 Yr. Pool 4.500%, 07/15/39	342,322	389,354
Ginnie Mae II 30 Yr. Pool
2.500%, 01/20/51	537,285	557,506
4.000%, 10/20/49	593,286	636,875
4.250%, 07/20/47	796,707	892,785
4.250%, 10/20/48	1,560,527	1,748,655
4.500%, 02/20/48	2,782,272	3,035,726

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-27

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
4.500%, 05/20/48	128,191	$137,040
4.500%, 06/20/48	814,368	907,980
4.500%, 12/20/48	447,831	485,336
4.500%, 07/20/49	645,584	693,806
4.500%, 09/20/49	1,391,726	1,514,755
5.000%, 07/20/48	216,413	234,578
5.000%, 12/20/48	796,317	870,515
5.000%, 03/20/49	1,053,472	1,172,089
5.000%, 05/20/49	977,411	1,080,694
Government National Mortgage Association (CMO)
0.703%, 1M LIBOR + 0.610%, 03/20/70 (c)	674,561	687,494
2.500%, 05/20/43	70,605	71,113
3.500%, 04/20/49	612,342	647,793
5.500%, 02/20/37	112,179	125,884
5.500%, 04/16/37	117,510	131,370
5.500%, 11/16/39	200,000	248,084
6.000%, 04/17/34	65,438	73,913
Uniform Mortgage-Backed Securities 15 Yr. Pool 2.000%, TBA (e)	140,000	143,998
Uniform Mortgage-Backed Securities 30 Yr. Pool
2.500%, TBA (e)	2,015,000	2,076,967

		50,906,294

U.S. Treasury—2.1%
U.S. Treasury Bonds
1.125%, 05/15/40	1,535,000	1,325,137
1.250%, 05/15/50	820,000	669,549
1.375%, 08/15/50	135,000	113,806
1.625%, 11/15/50	1,530,000	1,374,131
1.875%, 02/15/51 (b)	2,640,000	2,519,550
2.000%, 02/15/50	307,000	301,604
2.250%, 08/15/46	236,000	244,020
2.250%, 08/15/49	115,000	119,133
2.375%, 11/15/49	70,000	74,539
2.500%, 02/15/45	2,810,000	3,040,288
2.750%, 08/15/42	1,050,000	1,183,178
2.750%, 11/15/42	2,080,000	2,342,194
2.875%, 05/15/43	1,000,000	1,150,078
3.000%, 11/15/44	79,000	93,004
3.750%, 11/15/43	952,000	1,249,649
3.875%, 08/15/40	65,000	85,457
4.375%, 02/15/38	165,000	227,126
4.375%, 11/15/39	320,000	445,162
U.S. Treasury Coupon Strips
Zero Coupon, 02/15/22 (b)	7,475,000	7,472,270
Zero Coupon, 11/15/22 (b)	2,525,000	2,519,003
Zero Coupon, 02/15/32	2,375,000	1,981,725
U.S. Treasury Notes
0.375%, 09/30/27 (b)	300,000	286,594
0.500%, 02/28/26 (b)	1,625,000	1,600,371
0.625%, 08/15/30	250,000	232,910
0.875%, 11/15/30	3,500,000	3,328,281
1.250%, 03/31/28	910,000	913,590
1.625%, 05/15/31 (b)	245,000	248,752

U.S. Treasury—(Continued)
U.S. Treasury Notes
1.750%, 02/28/22	1,175,000	1,188,127
1.750%, 05/15/23	7,802,000	8,021,431
2.250%, 11/15/25	210,000	223,420

		44,574,079

Total U.S. Treasury & Government Agencies (Cost $92,193,214)		95,480,373

Mutual Funds—3.2%

Investment Company Securities—3.2%
iShares J.P. Morgan USD Emerging Markets Bond ETF (b) (Cost $68,676,053)	601,916	67,691,473

Convertible Preferred Stocks—1.4%

Banks—0.2%
Bank of America Corp. 7.250%	2,791	3,952,056

Diversified Financial Services—0.2%
AMG Capital Trust II 5.150%, 10/15/37	75,767	4,545,262

Healthcare-Products—0.5%
Danaher Corp. 5.000%, 04/15/23 (b)	7,476	11,029,119

Machinery—0.5%
Stanley Black & Decker, Inc. 5.250%, 11/15/22 (b)	81,463	9,835,028

Total Convertible Preferred Stocks (Cost $28,034,359)		29,361,465

Asset-Backed Securities—1.2%

Asset-Backed - Automobile—0.3%
Avis Budget Rental Car Funding AESOP LLC 4.000%, 03/20/25 (144A)	500,000	540,059
Carmax Auto Owner Trust 3.360%, 09/15/23	96,030	97,331
Credit Acceptance Auto Loan Trust 2.390%, 04/16/29 (144A)	535,000	549,522
Drive Auto Receivables Trust
3.660%, 11/15/24	5,702	5,710
3.780%, 04/15/25	321,817	324,772
3.810%, 05/15/24	99,299	100,468
3.990%, 01/15/25	148,704	150,575
4.090%, 01/15/26	250,000	256,275
4.090%, 06/15/26	125,000	129,732
DT Auto Owner Trust
2.730%, 07/15/25 (144A)	533,000	543,144

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-28

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Automobile—(Continued)
DT Auto Owner Trust
3.610%, 11/15/24 (144A)	510,005	$514,307
Exeter Automobile Receivables Trust 3.110%, 08/15/25 (144A)	530,000	546,790
Flagship Credit Auto Trust
3.790%, 12/16/24 (144A)	203,000	207,941
4.080%, 02/18/25 (144A)	625,000	654,605
4.110%, 10/15/24 (144A)	500,000	515,219
Ford Credit Auto Owner Trust 3.240%, 04/15/23	102,044	102,899
Sonoran Auto Receivables Trust 4.750%, 06/15/25	360,231	360,591
Tesla Auto Lease Trust 3.710%, 08/20/21 (144A)	2,610	2,615
Tricolor Auto Securitization Trust 4.875%, 11/15/26 (144A)	314,156	314,726
U.S. Auto Funding LLC
3.990%, 12/15/22 (144A)	267,759	269,624
5.500%, 07/15/23 (144A)	24,493	24,734

		6,211,639

Asset-Backed - Credit Card—0.1%
Synchrony Card Issuance Trust 3.380%, 09/15/24	150,000	150,975
World Financial Network Credit Card Master Trust 3.140%, 12/15/25	375,000	381,852

		532,827

Asset-Backed - Other—0.8%
American Homes 4 Rent Trust
3.786%, 10/17/36 (144A)	181,170	192,568
4.691%, 10/17/52 (144A)	100,000	108,596
4.705%, 10/17/36 (144A)	100,000	107,341
AMSR Trust 3.218%, 04/17/37 (144A)	700,000	712,580
Business Jet Securities LLC
2.162%, 04/15/36 (144A)	219,800	221,490
2.981%, 11/15/35 (144A)	228,125	232,244
BXG Receivables Note Trust 4.440%, 02/02/34 (144A)	424,200	443,907
Cars Net Lease Mortgage Notes 3.100%, 12/15/50 (144A)	129,675	132,990
CoreVest American Finance Trust
2.705%, 10/15/52 (144A)	473,234	495,224
3.163%, 10/15/52 (144A)	650,000	691,044
3.880%, 03/15/52 (144A)	320,000	352,504
Diamond Resorts Owner Trust
3.530%, 02/20/32 (144A)	487,234	503,309
4.190%, 01/21/31 (144A)	106,590	111,025
FirstKey Homes Trust 2.668%, 10/19/37 (144A)	650,000	660,728
Fort Credit LLC 3.526%, 1M LIBOR + 3.430%, 11/16/35 (144A) † (c)	790,000	761,218
Foundation Finance Trust 3.860%, 11/15/34 (144A)	125,345	129,443

Asset-Backed - Other—(Continued)
Legacy Mortgage Asset Trust 3.200%, 05/25/59 (144A) (f)	717,221	719,951
Lendmark Funding Trust
3.900%, 12/20/27 (144A)	600,000	617,567
4.230%, 04/20/27 (144A)	709,000	716,599
4.480%, 04/20/27 (144A)	500,000	505,694
LL ABS Trust 2.870%, 03/15/27 (144A)	11,640	11,648
NRZ Excess Spread-Collateralized Notes 3.844%, 12/25/25 (144A)	418,355	422,296
Octane Receivables Trust 3.160%, 09/20/23 (144A)	209,440	211,290
Oportun Funding X LLC 4.100%, 10/08/24 (144A)	601,000	601,441
Orange Lake Timeshare Trust 3.610%, 04/09/38 (144A)	512,656	528,777
Progress Residential Trust
3.712%, 08/17/35 (144A)	500,000	500,004
4.040%, 08/17/35 (144A)	389,000	388,423
4.427%, 10/17/35 (144A)	349,000	351,310
4.466%, 08/17/35 (144A)	850,000	866,371
4.656%, 08/17/35 (144A)	258,000	259,437
PRPM LLC 2.981%, 02/25/25 (144A) (f)	487,766	489,941
Regional Management Issuance Trust 3.430%, 11/15/28 (144A)	760,000	772,225
Republic Finance Issuance Trust 3.430%, 11/22/27 (144A)	880,000	889,397
Sierra Timeshare Receivables Funding LLC
2.750%, 08/20/36 (144A)	438,426	450,465
3.120%, 05/20/36 (144A)	236,192	241,728
Trafigura Securitisation Finance plc 3.730%, 03/15/22 (144A)	422,222	424,745
Tricon American Homes Trust
2.716%, 09/17/34 (144A)	200,713	201,374
3.198%, 03/17/38 (144A)	525,000	542,942
Verizon Owner Trust
3.230%, 04/20/23	53,042	53,407
VM DEBT LLC 7.500%, 06/15/24	490,200	490,200
VOLT CI LLC 1.992%, 05/25/51 (144A) (f)	271,033	271,219
VOLT LLC 2.240%, 04/25/51 (144A) (f)	342,138	342,203

		17,726,865

Total Asset-Backed Securities (Cost $23,982,935)		24,471,331

Mortgage-Backed Securities—0.8%

Collateralized Mortgage Obligations—0.5%
BVRT Financing Trust 3.152%, 11/10/22 (144A) † (g) (h)	570,420	570,420

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-29

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Shares/ Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
FMC GMSR Issuer Trust
3.690%, 02/25/24	1,065,000	$1,065,129
4.450%, 01/25/26 (144A) (c)	500,000	502,343
Headlands Residential LLC 3.967%, 06/25/24 (144A) (f)	610,000	612,343
LHOME Mortgage Trust
3.228%, 10/25/24 (144A)	500,000	502,893
3.844%, 03/25/24 (144A)	345,000	346,663
3.868%, 07/25/24 (144A)	650,000	655,521
Pretium Mortgage Credit Partners LLC 2.240%, 09/27/60 (144A) (f)	516,714	516,600
Seasoned Credit Risk Transfer Trust
3.500%, 03/25/58	917,731	964,893
3.500%, 07/25/58	528,250	576,012
Seasoned Loans Structured Transaction 3.500%, 11/25/28	1,310,092	1,385,165
Toorak Mortgage Corp. 3.721%, 09/25/22 (f)	430,000	435,297
Towd Point Mortgage Trust 2.918%, 11/30/60 (144A) (c)	597,743	609,980
TVC Mortgage Trust 3.474%, 09/25/24 (144A)	820,000	826,255

		9,569,514

Commercial Mortgage-Backed Securities—0.3%
Commercial Mortgage Trust
2.896%, 02/10/37 (144A)	650,000	661,296
3.402%, 02/10/37 (144A)	420,000	415,758
CSMC Trust 3.953%, 09/15/37 (144A)	210,000	226,247
FREMF Mortgage Trust 3.652%, 12/25/51 (144A) (c)	500,000	545,297
GS Mortgage Securities Trust 3.932%, 10/10/35 (144A) (c)	440,000	460,733
MRCD Mortgage Trust
2.718%, 12/15/36 (144A)	1,420,000	1,464,969
One Lincon Street Commercial Mortgage 5.724%, 10/15/30 (144A) (c)	1,200,000	1,329,566
SBALR Commercial Mortgage Trust
2.825%, 02/13/53 (144A)	810,000	840,783
SLG Office Trust 2.585%, 07/15/41 (144A)	390,000	406,239

		6,350,888

Total Mortgage-Backed Securities (Cost $15,555,647)		15,920,402

Preferred Stocks—0.1%

Auto Components—0.0%
Schaeffler AG	92,037	849,015

Automobiles—0.1%
Volkswagen AG	6,019	1,509,418

Health Care Equipment & Supplies—0.0%
Sartorius AG	1,009	525,225

Total Preferred Stocks (Cost $2,654,940)		2,883,658

Foreign Government—0.0%

Sovereign—0.0%
Mexico Government International Bond
4.280%, 08/14/41 (Cost $199,877)	200,000	209,928

Short-Term Investments—17.1%

Mutual Funds—0.0%
State Street U.S. Treasury Liquidity Fund 0.005% (i)	25,199	25,199

Repurchase Agreement—15.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $319,237,735; collateralized by U.S. Treasury Notes with rates ranging from 0.375% - 2.625%, maturity dates ranging from 12/31/23 - 07/31/24, and an aggregate market value of $323,829,127.	319,237,735	319,237,735

U.S. Treasury—1.9%
U.S. Treasury Bills
0.034%, 10/07/21 (j) (k)	40,000,000	39,994,555
0.037%, 08/19/21 (j) (k)	349,000	348,979

		40,343,534

Total Short-Term Investments (Cost $359,608,214)		359,606,468

Securities Lending Reinvestments (l)—5.3%

Certificates of Deposit—0.9%
Agricultural Bank of China
0.100%, 07/01/21	2,300,000	2,299,998
Industrial & Commercial Bank of China Ltd. 0.110%, 07/22/21	2,000,000	1,999,914
Mitsubishi UFJ Trust and Banking Corp. (London) Zero Coupon, 08/11/21	999,566	999,840
Mizuho Bank, Ltd. 0.200%, 09/14/21	3,000,000	3,000,378
Oversea-Chinese Banking Corp., Ltd. 0.167%, 3M LIBOR + 0.020%, 03/25/22 (c)	2,000,000	2,000,008
Rabobank International London 0.266%, 3M LIBOR + 0.080%, 07/30/21 (c)	2,000,000	2,000,300
Royal Bank of Canada New York 0.240%, 3M LIBOR + 0.040%, 10/05/21 (c)	1,000,000	1,000,177
Sumitomo Mitsui Banking Corp. 0.156%, 1M LIBOR + 0.060%, 12/17/21 (c)	2,000,000	1,999,996

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-30

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (l)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Sumitomo Mitsui Trust Bank (London) Zero Coupon, 09/01/21	1,999,018	$1,999,500
Toronto-Dominion Bank
0.267%, 3M LIBOR + 0.070%, 10/08/21 (c)	1,000,000	999,911
0.330%, 3M LIBOR + 0.130%, 07/02/21 (c)	1,000,000	1,000,008

		19,300,030

Commercial Paper—0.1%
Bedford Row Funding Corp. 0.266%, 3M LIBOR + 0.080%, 10/21/21 (c)	1,000,000	1,000,406

Repurchase Agreements—3.5%
Barclays Bank plc
Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $2,500,014; collateralized by various Common Stock with an aggregate market value of $2,777,991.	2,500,000	2,500,000
Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $1,000,350; collateralized by various Common Stock with an aggregate market value of $1,111,335.	1,000,000	1,000,000
Barclays Capital, Inc. Repurchase Agreement dated 06/30/21 at 0.030%, due on 07/01/21 with a maturity value of $12,669,454; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/29 - 11/15/43, and an aggregate market value of $12,922,832.	12,669,443	12,669,443
BofA Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $2,000,700; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $5,000,007; collateralized by U.S. Government Agency Obligations with rates ranging from 0.920% - 7.500%, maturity dates ranging from 11/01/23 - 06/20/71, and an aggregate market value of $5,100,000.	5,000,000	5,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/30/21 at 0.060%, due on 07/01/21 with a maturity value of $5,000,008; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 6.125%, maturity dates ranging from 08/15/29 - 02/15/31, and an aggregate market value of $5,100,002.	5,000,000	5,000,000
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $2,000,836; collateralized by U.S. Treasury Obligations at 0.125%, maturing 05/31/23, and various Common Stock with an aggregate market value of $2,199,056.	2,000,000	2,000,000

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $500,209; collateralized by U.S. Treasury Obligations at 2.000%, maturing 11/30/22, and various Common Stock with an aggregate market value of $549,114.	500,000	500,000
Deutsche Bank AG, London
Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $1,600,008; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $1,632,001.	1,600,000	1,600,000
Repurchase Agreement dated 06/30/21 at 0.230%, due on 07/01/21 with a maturity value of $3,000,019; collateralized by various Common Stock with an aggregate market value of $3,333,684.	3,000,000	3,000,000
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $9,500,026; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $9,693,905.	9,500,000	9,500,000
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $15,000,613; collateralized by various Common Stock with an aggregate market value of $16,666,764.	15,000,000	15,000,000
Natwest Market Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $5,000,007; collateralized by U.S. Treasury Obligations with rates ranging from 1.250% - 8.125%, maturity dates ranging from 08/15/21 - 05/15/51, and an aggregate market value of $5,100,007.	5,000,000	5,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $900,043; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $1,000,000.	900,000	900,000
Repurchase Agreement dated 06/30/21 at 0.260%, due on 07/07/21 with a maturity value of $1,000,051; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 3.875%, maturity dates ranging from 12/31/23 - 04/15/29, and various Common Stock with an aggregate market value of $1,111,307.	1,000,000	1,000,000
Societe Generale Repurchase Agreement dated 06/30/21 at 0.180%, due on 07/01/21 with a maturity value of $5,500,028; collateralized by various Common Stock with an aggregate market value of $6,111,238.	5,500,000	5,500,000

		72,169,443

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-31

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (l)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Time Deposits—0.6%
ABN AMRO Bank NV 0.080%, 07/01/21	3,000,000	$3,000,000
Landesbank Baden-Wuettertemberg (London)
0.130%, 07/01/21	4,600,000	4,600,000
National Bank of Canada 0.130%, OBFR + 0.050%, 07/07/21	5,000,000	5,000,000

		12,600,000

Mutual Funds—0.2%
Fidelity Government Portfolio, Institutional Class 0.010% (i)	2,890,052	2,890,052
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (i)	1,000,000	1,000,000
Wells Fargo Government Money Market Fund, Select Class 0.030% (i)	1,000,000	1,000,000

		4,890,052

Total Securities Lending Reinvestments (Cost $109,958,716)		109,959,931

Total Investments—103.1% (Cost $1,877,453,926)		2,161,346,051
Other assets and liabilities (net)—(3.1)%		(65,168,138)

Net Assets—100.0%		$2,096,177,913

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2021, the market value of restricted securities was $1,576,421, which is 0.1% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $118,641,264 and the collateral received consisted of cash in the amount of $109,958,079 and non-cash collateral with a value of $11,841,373. The cash collateral investments are disclosed in the Consolidated Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government and agency securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(c)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(d)	Interest only security.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(f)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(g)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(h)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2021, these securities represent less than 0.05% of net assets.
(i)	The rate shown represents the annualized seven-day yield as of June 30, 2021.
(j)	The rate shown represents current yield to maturity.
(k)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2021, the market value of securities pledged was $29,129,261.
(l)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2021, the market value of 144A securities was $96,511,785, which is 4.6% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
BVRT Financing Trust, 3.152%, 11/10/22	12/02/20	$570,420	$570,420	$570,420
Fort Credit LLC, 3.526%, 11/16/35	11/28/18	790,000	790,000	761,218
Intesa Sanpaolo S.p.A., 4.700%, 09/23/49	06/17/21	210,000	244,152	244,783

				$1,576,421

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	6,522,698	CBNA	07/29/21	USD	7,954,118	$(215,502)
EUR	6,746,716	CBNA	07/29/21	USD	8,180,218	(175,824)
EUR	2,362,359	TDB	07/29/21	USD	2,841,399	(38,664)
JPY	241,287,617	RBC	07/29/21	USD	2,203,624	(31,241)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-32

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CHF	1,978,253	RBC	07/29/21	USD	2,184,266	$44,658
CHF	19,266,606	SSBT	07/29/21	USD	21,145,080	307,005
EUR	1,906,313	CBNA	07/29/21	USD	2,335,024	73,349
EUR	4,091,355	RBC	07/29/21	USD	4,989,702	135,664
EUR	3,716,924	RBC	07/29/21	USD	4,439,612	29,804
EUR	1,759,616	RBC	07/29/21	USD	2,144,987	57,356
EUR	1,707,184	RBC	07/29/21	USD	2,082,034	56,608
EUR	132,268,603	SSBT	07/29/21	USD	160,384,147	3,458,900
EUR	2,751,000	SSBT	07/29/21	USD	3,354,162	90,339
EUR	1,912,882	SSBT	07/29/21	USD	2,310,840	41,371
EUR	2,092,190	TDB	07/29/21	USD	2,498,585	16,383
JPY	2,751,394,420	SSBT	07/29/21	USD	25,561,458	789,843

Net Unrealized Appreciation						$4,640,049

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro STOXX 50 Index Futures	09/17/21	895	EUR	36,296,725	$(866,688)
FTSE 100 Index Futures	09/17/21	114	GBP	7,957,770	(173,484)
MSCI Europe Index Futures	09/17/21	45	EUR	1,224,675	(17,518)
Russell 2000 Index E-Mini Futures	09/17/21	107	USD	12,346,730	10,750
S&P 500 Index E-Mini Futures	09/17/21	1,030	USD	220,862,900	3,077,391
SPI 200 Index Futures	09/16/21	35	AUD	6,320,125	(35,481)
TOPIX Index Futures	09/09/21	119	JPY	2,312,170,000	(153,961)
U.S. Treasury Note 10 Year Futures	09/21/21	198	USD	26,235,000	37,109
U.S. Treasury Note 2 Year Futures	09/30/21	53	USD	11,676,977	(19,064)
U.S. Treasury Ultra Long Bond Futures	09/21/21	66	USD	12,717,375	395,342

Futures Contracts—Short
U.S. Treasury Long Bond Futures	09/21/21	(307)	USD	(49,350,250)	(1,235,666)
U.S. Treasury Note 10 Year Futures	09/21/21	(971)	USD	(128,657,500)	(740,819)
U.S. Treasury Note 5 Year Futures	09/30/21	(100)	USD	(12,342,969)	11,704
U.S. Treasury Note Ultra 10 Year Futures	09/21/21	(47)	USD	(6,918,547)	(76,373)
United Kingdom Long Gilt Bond Futures	09/28/21	(277)	GBP	(35,483,700)	(423,836)

Net Unrealized Depreciation					$(210,594)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	Quarterly	0.830%	Semi-Annually	04/08/31	USD	103,020,000	$(5,867,535)	$(136,037)	$(5,731,498)
Pay	3M LIBOR	Quarterly	1.491%	Semi-Annually	06/25/31	USD	97,520,000	355,675	29,589	326,086
Pay	3M LIBOR	Quarterly	1.505%	Semi-Annually	06/10/31	USD	135,950,000	712,310	(329,957)	1,042,267
Pay	3M LIBOR	Quarterly	1.691%	Semi-Annually	09/30/31	USD	120,820,000	2,627,835	(6,091)	2,633,926
Pay	3M LIBOR	Quarterly	1.695%	Semi-Annually	09/30/31	USD	146,180,000	3,236,498	(3,367)	3,239,865

Totals								$1,064,783	$(445,863)	$1,510,646

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-33

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Glossary of Abbreviations

Counterparties

(CBNA)—	Citibank N.A.
(RBC)—	Royal Bank of Canada
(SSBT)—	State Street Bank and Trust Co.
(TDB)—	Toronto Dominion Bank

Currencies

(AUD)—	Australian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(USD)—	United States Dollar

Index Abbreviations

(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ACES)—	Alternative Credit Enhancement Securities
(ADR)— (CMO)—	American Depositary Receipt Collateralized Mortgage Obligation
(ETF)—	Exchange-Traded Fund
(GDR)— (REMIC)—	Global Depositary Receipt Real Estate Mortgage Investment Conduit
(STACR)—	Structured Agency Credit Risk

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$5,571,772	$2,648,921	$—	$8,220,693
Air Freight & Logistics	2,615,163	4,692,954	—	7,308,117
Airlines	1,003,203	825,561	—	1,828,764
Auto Components	428,405	3,276,647	—	3,705,052
Automobiles	2,962,303	13,004,099	—	15,966,402
Banks	33,905,278	44,774,982	—	78,680,260
Beverages	4,373,199	11,702,466	—	16,075,665
Biotechnology	9,100,641	2,419,950	—	11,520,591
Building Products	3,000,383	5,164,559	—	8,164,942
Capital Markets	15,005,918	12,808,119	—	27,814,037
Chemicals	2,558,975	9,724,458	—	12,283,433
Commercial Services & Supplies	494,435	1,760,186	—	2,254,621
Communications Equipment	2,782,568	1,751,914	—	4,534,482
Construction & Engineering	355,397	1,628,439	—	1,983,836
Construction Materials	1,495,544	4,306,560	—	5,802,104
Consumer Finance	5,650,286	—	—	5,650,286
Containers & Packaging	3,710,155	1,824,828	—	5,534,983
Distributors	—	1,083,125	—	1,083,125
Diversified Consumer Services	597,291	—	—	597,291
Diversified Financial Services	6,191,293	2,558,153	—	8,749,446
Diversified Telecommunication Services	3,595,053	6,140,431	—	9,735,484
Electric Utilities	8,546,359	6,229,313	—	14,775,672

See accompanying notes to financial statements.

BHFTI-34

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Electrical Equipment	$2,590,614	$7,884,629	$—	$10,475,243
Electronic Equipment, Instruments & Components	2,259,969	6,753,373	—	9,013,342
Entertainment	8,211,834	5,604,882	—	13,816,716
Equity Real Estate Investment Trusts	14,627,530	2,258,030	—	16,885,560
Food & Staples Retailing	2,907,740	7,652,548	—	10,560,288
Food Products	3,133,891	12,756,433	—	15,890,324
Gas Utilities	—	497,881	—	497,881
Health Care Equipment & Supplies	6,647,155	3,485,252	—	10,132,407
Health Care Providers & Services	9,875,361	1,139,619	—	11,014,980
Hotels, Restaurants & Leisure	4,523,568	3,035,533	—	7,559,101
Household Durables	3,358,292	9,873,653	—	13,231,945
Household Products	4,355,887	1,775,374	—	6,131,261
Independent Power and Renewable Electricity Producers	—	819,552	—	819,552
Industrial Conglomerates	3,077,728	9,244,871	—	12,322,599
Insurance	15,417,499	29,539,595	—	44,957,094
Interactive Media & Services	14,709,959	8,972,217	—	23,682,176
Internet & Direct Marketing Retail	17,580,263	4,691,706	—	22,271,969
IT Services	15,209,209	13,511,251	—	28,720,460
Life Sciences Tools & Services	2,484,251	4,088,091	—	6,572,342
Machinery	8,289,516	12,486,677	—	20,776,193
Marine	—	4,450,641	—	4,450,641
Media	7,181,548	2,186,011	—	9,367,559
Metals & Mining	492,709	16,248,348	—	16,741,057
Multi-Utilities	744,801	3,877,185	—	4,621,986
Multiline Retail	3,273,292	3,370,303	—	6,643,595
Oil, Gas & Consumable Fuels	13,419,882	11,964,827	—	25,384,709
Personal Products	1,243,912	9,055,936	—	10,299,848
Pharmaceuticals	12,186,893	34,189,046	—	46,375,939
Professional Services	2,012,286	9,100,368	—	11,112,654
Real Estate Management & Development	1,309,012	4,872,491	—	6,181,503
Road & Rail	1,943,989	2,823,300	—	4,767,289
Semiconductors & Semiconductor Equipment	26,893,429	17,667,756	—	44,561,185
Software	16,707,657	2,251,633	—	18,959,290
Specialty Retail	12,945,838	7,563,736	—	20,509,574
Technology Hardware, Storage & Peripherals	16,082,578	1,611,925	—	17,694,503
Textiles, Apparel & Luxury Goods	3,644,168	11,627,761	—	15,271,929
Thrifts & Mortgage Finance	—	3,623,042	—	3,623,042
Tobacco	2,543,264	3,897,156	—	6,440,420
Trading Companies & Distributors	—	10,726,392	—	10,726,392
Wireless Telecommunication Services	2,413,881	2,394,358	—	4,808,239
Total Common Stocks	378,243,026	447,899,047	—	826,142,073
Total Convertible Bonds*	—	371,481,033	—	371,481,033
Total Corporate Bonds & Notes*	—	258,137,916	—	258,137,916
Total U.S. Treasury & Government Agencies*	—	95,480,373	—	95,480,373
Total Mutual Funds*	67,691,473	—	—	67,691,473
Total Convertible Preferred Stocks*	29,361,465	—	—	29,361,465
Total Asset-Backed Securities*	—	24,471,331	—	24,471,331
Mortgage-Backed Securities
Collateralized Mortgage Obligations	—	8,999,094	570,420	9,569,514
Commercial Mortgage-Backed Securities	—	6,350,888	—	6,350,888
Total Mortgage-Backed Securities	—	15,349,982	570,420	15,920,402
Total Preferred Stocks*	—	2,883,658	—	2,883,658
Total Foreign Government*	—	209,928	—	209,928
Short-Term Investments
Mutual Funds	25,199	—	—	25,199
Repurchase Agreement	—	319,237,735	—	319,237,735

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-35

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
U.S. Treasury	$—	$40,343,534	$—	$40,343,534
Total Short-Term Investments	25,199	359,581,269	—	359,606,468
Securities Lending Reinvestments
Certificates of Deposit	—	19,300,030	—	19,300,030
Commercial Paper	—	1,000,406	—	1,000,406
Repurchase Agreements	—	72,169,443	—	72,169,443
Time Deposits	—	12,600,000	—	12,600,000
Mutual Funds	4,890,052	—	—	4,890,052
Total Securities Lending Reinvestments	4,890,052	105,069,879	—	109,959,931
Total Investments	$480,211,215	$1,680,564,416	$570,420	$2,161,346,051

Collateral for Securities Loaned (Liability)	$—	$(109,958,079)	$—	$(109,958,079)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$5,101,280	$—	$5,101,280
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(461,231)	—	(461,231)
Total Forward Contracts	$—	$4,640,049	$—	$4,640,049
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$3,532,296	$—	$—	$3,532,296
Futures Contracts (Unrealized Depreciation)	(3,742,890)	—	—	(3,742,890)
Total Futures Contracts	$(210,594)	$—	$—	$(210,594)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$7,242,144	$—	$7,242,144
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(5,731,498)	—	(5,731,498)
Total Centrally Cleared Swap Contracts	$—	$1,510,646	$—	$1,510,646

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2021 is not presented.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-36

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$1,842,108,316
Repurchase Agreement at value which equals cost	319,237,735
Cash	2,353,974
Cash denominated in foreign currencies (c)	5,839,301
Cash collateral for futures contracts	23,686,950
Unrealized appreciation on forward foreign currency exchange contracts	5,101,280
Receivable for:
Investments sold	16,509,895
TBA securities sold	1,618,002
Fund shares sold	462,105
Principal paydowns	83,463
Dividends and interest	4,875,687
Variation margin on centrally cleared swap contracts	4,112,143

Total Assets	$2,225,988,851
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	461,231
Collateral for securities loaned	109,958,079
Payables for:
Investments purchased	11,797,669
TBA securities purchased	3,832,519
Variation margin on futures contracts	516,425
Fund shares redeemed	486,043
Foreign taxes	369,936
Accrued Expenses:
Management fees	1,146,212
Distribution and service fees	431,046
Deferred trustees’ fees	231,119
Other expenses	580,659

Total Liabilities	129,810,938

Net Assets	$2,096,177,913

Net Assets Consist of:
Paid in surplus	$1,709,214,803
Distributable earnings (Accumulated losses) (d)	386,963,110

Net Assets	$2,096,177,913

Net Assets
Class B	$2,096,177,913
Capital Shares Outstanding*
Class B	160,522,883
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$13.06

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $1,558,216,191.
(b)	Includes securities loaned at value of $118,641,264.
(c)	Identified cost of cash denominated in foreign currencies was $5,868,859.
(d)	Includes foreign capital gains tax of $369,936.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends (a)	$12,132,920
Interest (b)	7,042,707
Securities lending income	137,368

Total investment income	19,312,995
Expenses
Management fees	7,410,428
Administration fees	54,682
Custodian and accounting fees	267,652
Distribution and service fees—Class B	2,571,312
Audit and tax services	58,416
Legal	25,021
Trustees’ fees and expenses	28,684
Shareholder reporting	36,014
Insurance	7,340
Miscellaneous	28,783

Total expenses	10,488,332
Less management fee waiver	(601,043)

Net expenses	9,887,289

Net Investment Income	9,425,706

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (c)	80,710,103
Futures contracts	55,569,404
Swap contracts	(31,942,260)
Foreign currency transactions	(17,601)
Forward foreign currency transactions	(2,155,608)

Net realized gain (loss)	102,164,038

Net change in unrealized appreciation (depreciation) on:
Investments (d)	(369,235)
Futures contracts	(8,054,566)
Swap contracts	7,396,224
Foreign currency transactions	(123,398)
Forward foreign currency transactions	10,378,737

Net change in unrealized appreciation (depreciation)	9,227,762

Net realized and unrealized gain (loss)	111,391,800

Net Increase (Decrease) in Net Assets From Operations	$120,817,506

(a)	Net of foreign withholding taxes of $949,462.
(b)	Net of foreign withholding taxes of $2,229.
(c)	Net of foreign capital gains tax of $20,434.
(d)	Includes change in foreign capital gains tax of $42,077.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-37

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$9,425,706	$20,359,256
Net realized gain (loss)	102,164,038	102,783,868
Net change in unrealized appreciation (depreciation)	9,227,762	103,494,808

Increase (decrease) in net assets from operations	120,817,506	226,637,932

From Distributions to Shareholders
Class B	(119,954,822)	(96,510,751)

Total distributions	(119,954,822)	(96,510,751)

Increase (decrease) in net assets from capital share transactions	24,811,440	(139,610,587)

Total increase (decrease) in net assets	25,674,124	(9,483,406)

Net Assets
Beginning of period	2,070,503,789	2,079,987,195

End of period	$2,096,177,913	$2,070,503,789

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class B
Sales	1,552,274	$20,707,768	1,903,165	$22,977,389
Reinvestments	9,213,120	119,954,822	8,601,672	96,510,751
Redemptions	(8,685,458)	(115,851,150)	(21,642,092)	(259,098,727)

Net increase (decrease)	2,079,936	$24,811,440	(11,137,255)	$(139,610,587)

Increase (decrease) derived from capital shares transactions		$24,811,440		$(139,610,587)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-38

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.07		$12.27	$10.79	$12.45	$10.96	$11.07

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.06		0.12	0.16	0.18	0.15	0.14 (b)
Net realized and unrealized gain (loss)	0.72		1.28	1.64	(1.01)	1.64	0.18

Total income (loss) from investment operations	0.78		1.40	1.80	(0.83)	1.79	0.32

Less Distributions
Distributions from net investment income	(0.07)		(0.28)	(0.32)	(0.19)	(0.30)	(0.24)
Distributions from net realized capital gains	(0.72)		(0.32)	0.00	(0.64)	0.00	(0.19)

Total distributions	(0.79)		(0.60)	(0.32)	(0.83)	(0.30)	(0.43)

Net Asset Value, End of Period	$13.06		$13.07	$12.27	$10.79	$12.45	$10.96

Total Return (%) (c)	5.99	(d)	12.23	16.91	(7.19)	16.66	2.90

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	(e)	1.03	1.02	1.03	1.02	1.02
Net ratio of expenses to average net assets (%) (f)	0.96	(e)	0.97	0.96	0.96 (g)	0.97 (g)	0.98
Ratio of net investment income (loss) to average net assets (%)	0.92	(e)	1.04	1.39	1.53	1.32	1.26 (b)
Portfolio turnover rate (%)	23	(d)(h)	51 (h)	51	89	68	38
Net assets, end of period (in millions)	$2,096.2		$2,070.5	$2,080.0	$2,005.9	$2,124.9	$1,936.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).
(g)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for the years ended December 31, 2018 and 2017.
(h)	Includes TBA transactions; excluding these transactions the portfolio turnover rate would have been 22% and 49% for the six months ended June 30, 2021 and for the year ended December 31, 2020.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-39

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is JPMorgan Global Active Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—JPMorgan Global Active Allocation Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the JPMorgan Global Active Allocation Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity derivatives, exchange-traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by J.P. Morgan Investment Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of June 30, 2021, the Portfolio held $25,199 in the Subsidiary, representing less than 0.01% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for

BHFTI-40

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2021—(Continued)

a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-41

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2021—(Continued)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. During the six months ended June 30, 2021, the Portfolio received $29,078 from Finland for previously withheld foreign taxes and interest thereon. Such amount is included in dividends on the Consolidated Statement of Operations. No other

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amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to prior period accumulated balances adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early

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repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Consolidated Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Consolidated Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $319,237,735, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $72,169,443, which is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper,

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repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 3. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2021
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(22,950,921)	$—	$—	$—	$(22,950,921)
Convertible Bonds	(12,948,480)	—	—	—	(12,948,480)
Convertible Preferred Stocks	(12,946,345)	—	—	—	(12,946,345)
Corporate Bonds & Notes	(7,033,149)	—	—	—	(7,033,149)
Mutual Funds	(49,428,334)	—	—	—	(49,428,334)
U.S. Treasury & Government Agencies	(4,650,850)	—	—	—	(4,650,850)
Total Borrowings	$(109,958,079)	$—	$—	$—	$(109,958,079)
Gross amount of recognized liabilities for securities lending transactions					$(109,958,079)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign

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currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by

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having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$7,242,144	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$5,731,498
	Unrealized appreciation on futures contracts (b) (c)	444,155	Unrealized depreciation on futures contracts (b) (c)	2,495,758
Equity	Unrealized appreciation on futures contracts (b) (c)	3,088,141	Unrealized depreciation on futures contracts (b) (c)	1,247,132
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	5,101,280	Unrealized depreciation on forward foreign currency exchange contracts	461,231

Total		$15,875,720		$9,935,619

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2021.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Citibank N.A.	$73,349	$(73,349)	$—	$—
Royal Bank of Canada	324,090	(31,241)	—	292,849
State Street Bank and Trust Co.	4,687,458	—	—	4,687,458
Toronto Dominion Bank	16,383	(16,383)	—	—

	$5,101,280	$(120,973)	$—	$4,980,307

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The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2021.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Citibank N.A.	$391,326	$(73,349)	$—	$317,977
Royal Bank of Canada	31,241	(31,241)	—	—
Toronto Dominion Bank	38,664	(16,383)	—	22,281

	$461,231	$(120,973)	$—	$340,258

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2021:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(2,155,608)	$(2,155,608)
Futures contracts	4,504,040	51,065,364	—	55,569,404
Swap contracts	(31,942,260)	—	—	(31,942,260)

	$(27,438,220)	$51,065,364	$(2,155,608)	$21,471,536

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$10,378,737	$10,378,737
Futures contracts	(2,023,934)	(6,030,632)	—	(8,054,566)
Swap contracts	7,396,224	—	—	7,396,224

	$5,372,290	$(6,030,632)	$10,378,737	$9,720,395

For the six months ended June 30, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$225,870,614
Futures contracts long	362,007,352
Futures contracts short	(191,581,583)
Swap contracts	619,563,333

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and

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JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2021—(Continued)

sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for

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JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2021—(Continued)

all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$36,060,721	$340,980,044	$47,722,081	$412,662,352

Purchases and sales of TBA transactions for the six months ended June 30, 2021 were as follows:

Purchases	Sales
$13,493,528	$13,403,056

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Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2021—(Continued)

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$7,410,428	0.800%	First $250 million
	0.750%	$250 million to $500 million
	0.720%	$500 million to $750 million
	0.700%	Over $750 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.125%	First $250 million
0.075%	$250 million to $500 million
0.045%	$500 million to $750 million
0.025%	$750 million to $1 billion
0.050%	$1 billion to $3 billion
0.075%	$3 billion to $5 billion
0.100%	Over $5 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of

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JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2021—(Continued)

a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$1,887,059,620

Gross unrealized appreciation	318,351,137
Gross unrealized depreciation	(38,124,605)

Net unrealized appreciation (depreciation)	$280,226,532

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$86,072,816	$56,608,910	$10,437,935	$—	$96,510,751	$56,608,910

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$68,762,825	$50,030,560	$267,974,301	$—	$386,767,686

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

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Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

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Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Managed By J.P. Morgan Investment Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A and B shares of the JPMorgan Small Cap Value Portfolio returned 28.49% and 28.38%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index¹, returned 26.69%.

MARKET ENVIRONMENT / CONDITIONS

The S&P 500 Index rose by 15.25% in an overall steady first half of the year, despite several intermittent bouts of volatility due to inflation fears. Within the index, every sector ended in the green, with the Energy (45.61%) and Financials (25.60%) sectors leading the way, while the Utilities (2.38%) and Consumer Staples (5.02%) sectors were the primary laggards.

Despite occasional pullbacks due to inflation fears, a confluence of encouraging economic data, strong corporate earnings, a drop in infections, and fresh spending programs from the Biden administration helped the S&P 500 Index reach record highs throughout the year. Meanwhile, oil prices surged, hitting their highest level in over a year as the U.S. economy grew by an annualized 6.4% in the first quarter. Investors also cheered strong first quarter earnings that came in well above heightened expectations. While inflation fears saw a resurgence following a 5.0% year-over-year rise in the U.S. Consumer Price Index for May, comments from policymakers that the spike in inflation is transitory calmed investors and helped lift equity market levels.

Large cap stocks as represented by the S&P 500 Index underperformed the small cap Russell 2000 Index, as they returned 15.25% vs. 17.54%, respectively. Value outperformed growth as the Russell 3000 Value Index rose by 17.65% and the Russell 3000 Growth Index increased by 12.70%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Strong stock selection in the Financials and Consumer Staples sectors contributed most to relative performance during the six-month period. On a stock specific basis, overweight positions in Protagonist Therapeutics and Dillards were the top contributors to performance. Within Health Care, an overweight in Protagonist Therapeutics bolstered results after the company announced updated results from an ongoing Phase 2 study of Rusfertide in the treatment of polycythemia vera, which fared well with investors. Additionally, within Consumer Discretionary, an overweight in Dillards boosted performance after it posted first quarter results which topped consensus estimates. Management pointed to the vaccination ramp up, stimulus money and warmer weather as a driver of higher sales.

Alternatively, weak stock selection in the Information Technology and Consumer Discretionary sectors detracted most from relative performance during the six-month period. On a stock specific basis, underweight positions in GameStop and 3-D Systems were the top detractors from performance. Within Consumer Discretionary, an underweight in GameStop hindered results. ‘Meme stocks’ had numerous rallies in the period, as an online investing community, which has over nine million members, targeted the company for investment and piled into the stock, sending shares significantly higher. Additionally, within Information Technology, an underweight allocation in 3-D Systems hurt as shares initially rallied in the year after the company provided strong preliminary fourth quarter results. Shares cooled down after the company announced a 10-K filing delay but rallied again after it signed a co-development deal with CollPlant for a 3D bioprinted soft tissue.

The Portfolio is run in a systematic manner that utilizes an alpha model comprised of three factors: valuation, earnings quality, and capital deployment (management quality). Earnings quality seeks companies that generate quality earnings and assesses how well they are converted into cash flows. Within capital deployment, the factor favors companies that utilize these cash flows for the best possible return based on its peer group. Lastly, all companies are assessed through multiple valuation metrics to ensure the Portfolio is investing in attractively valued companies. During the period, the earnings quality and capital deployment factors were additive, while the valuation factor detracted.

As of June 30, 2021, our largest relative sector overweights were in the Industrials and Information Technology sectors, and our largest relative underweights were in the Consumer Discretionary and Real Estate sectors.

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Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Managed By J.P. Morgan Investment Management, Inc.

Portfolio Manager Commentary*—(Continued)

Futures contracts were utilized to effectively gain targeted equity exposure from cash positions. All derivatives acted as the Portfolio managers expected over the period.

Phillip Hart

Wonseok Choi

Jonathan Tse

Lindsey Houghton(a)

Akash Gupta

Portfolio Managers

J.P. Morgan Investment Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

(a) As of July 21, 2021, Lindsey Houghton is no longer a portfolio manager of the Portfolio.

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

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Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
JPMorgan Small Cap Value Portfolio
Class A	28.49	75.37	12.38	9.62
Class B	28.38	75.03	12.10	9.35
Russell 2000 Value Index	26.69	73.28	13.62	10.85

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
Allscripts Healthcare Solutions, Inc.	1.2
TRI Pointe Group, Inc.	1.1
Arena Pharmaceuticals, Inc.	1.1
CIT Group, Inc.	1.0
EMCOR Group, Inc.	1.0
AMC Entertainment Holdings, Inc. - Class A	1.0
BellRing Brands, Inc. - Class A	1.0
Darling Ingredients, Inc.	0.9
ManTech International Corp.	0.9
Ovintiv, Inc.	0.8

Top Sectors

% of Net Assets
Financials	23.4
Industrials	15.1
Health Care	10.0
Real Estate	9.9
Consumer Staples	7.2
Consumer Discretionary	6.7
Information Technology	5.9
Energy	5.5
Materials	5.0
Communication Services	4.0

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Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Small Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.74%	$1,000.00	$1,284.90	$4.19
	Hypothetical*	0.74%	$1,000.00	$1,021.13	$3.71

Class B (a)	Actual	0.99%	$1,000.00	$1,283.80	$5.61
	Hypothetical*	0.99%	$1,000.00	$1,019.89	$4.96

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

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Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—96.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.5%
AAR Corp.	13,900	$538,625
Astronics Corp. (a)	69,000	1,208,190
Moog, Inc. - Class A	10,800	907,848

		2,654,663

Air Freight & Logistics—1.3%
Echo Global Logistics, Inc. (a)	113,200	3,479,768
Hub Group, Inc. - Class A (a)	53,900	3,556,322

		7,036,090

Airlines—0.4%
Hawaiian Holdings, Inc. (a) (b)	16,400	399,668
SkyWest, Inc. (a)	40,100	1,727,107

		2,126,775

Auto Components—0.8%
Adient plc (a)	40,500	1,830,600
American Axle & Manufacturing Holdings, Inc. (a)	15,800	163,530
Dana, Inc.	40,500	962,280
Goodyear Tire & Rubber Co. (The) (a)	64,265	1,102,145

		4,058,555

Banks—13.8%
1st Source Corp.	19,391	900,906
American National Bankshares, Inc. (b)	4,300	133,687
Associated Banc-Corp.	126,700	2,594,816
Atlantic Capital Bancshares, Inc. (a)	13,700	348,802
Atlantic Union Bankshares Corp.	1,600	57,952
BancorpSouth Bank	14,000	396,620
Banner Corp.	7,500	406,575
Brookline Bancorp, Inc.	56,700	847,665
Bryn Mawr Bank Corp.	5,500	232,045
Byline Bancorp, Inc.	35,300	798,839
Cadence Bancorp	65,400	1,365,552
Cathay General Bancorp	104,600	4,117,056
Central Pacific Financial Corp.	80,501	2,097,856
CIT Group, Inc.	106,600	5,499,494
City Holding Co. (b)	11,509	865,937
Columbia Banking System, Inc.	40,500	1,561,680
Community Bank System, Inc.	22,700	1,717,255
Community Trust Bancorp, Inc.	21,916	884,968
Customers Bancorp, Inc. (a)	20,200	787,598
Eastern Bankshares, Inc.	91,900	1,890,383
Enterprise Financial Services Corp.	38,000	1,762,820
Equity Bancshares, Inc. - Class A (a)	17,500	533,575
Farmers National Banc Corp.	19,800	307,098
Financial Institutions, Inc.	12,499	374,970
First Bancorp (b)	5,500	225,005
First Commonwealth Financial Corp.	173,100	2,435,517
First Community Bancshares, Inc.	10,800	322,380
First Financial Corp.	3,700	151,034
First Hawaiian, Inc. (b)	17,000	481,780
First Interstate BancSystem, Inc. - Class A	12,122	507,063
First Merchants Corp. (b)	34,600	1,441,782
First Midwest Bancorp, Inc.	102,400	2,030,592

Banks—(Continued)
Flushing Financial Corp.	26,300	563,609
Fulton Financial Corp. (b)	67,300	1,061,994
Glacier Bancorp, Inc.	10,600	583,848
Great Southern Bancorp, Inc.	6,600	355,740
Great Western Bancorp, Inc.	82,100	2,692,059
Hancock Whitney Corp.	12,400	551,056
Hilltop Holdings, Inc. (b)	85,000	3,094,000
Home BancShares, Inc.	69,000	1,702,920
HomeTrust Bancshares, Inc.	28,600	797,940
Hope Bancorp, Inc.	279,129	3,958,049
Independent Bank Corp.	9,800	212,758
Investors Bancorp, Inc.	174,700	2,491,222
Mercantile Bank Corp.	3,400	102,680
OFG Bancorp	18,645	412,427
Old National Bancorp	87,800	1,546,158
Pacific Premier Bancorp, Inc. (b)	18,200	769,678
Pinnacle Financial Partners, Inc.	8,900	785,781
Preferred Bank (b)	3,200	202,464
RBB Bancorp	6,900	167,118
Renasant Corp. (b)	2,600	104,000
S&T Bancorp, Inc.	4,100	128,330
Sandy Spring Bancorp, Inc.	28,100	1,240,053
Simmons First National Corp. - Class A	67,500	1,980,450
Tompkins Financial Corp.	4,059	314,816
TriState Capital Holdings, Inc. (a)	4,600	93,794
Trustmark Corp.	92,800	2,858,240
UMB Financial Corp.	40,000	3,722,400
Valley National Bancorp	8,320	111,738
Washington Trust Bancorp, Inc.	6,800	349,180
Webster Financial Corp.	20,000	1,066,800
West Bancorp, Inc.	2,370	65,768
Westamerica Bancorp	29,600	1,717,688

		73,884,060

Biotechnology—5.9%
89bio, Inc. (a)	24,100	450,670
Akebia Therapeutics, Inc. (a) (b)	443,700	1,681,623
Allovir, Inc. (a) (b)	53,500	1,056,090
Arcus Biosciences, Inc. (a) (b)	48,678	1,336,698
Arena Pharmaceuticals, Inc. (a) (b)	85,100	5,803,820
Bluebird Bio, Inc. (a)	72,600	2,321,748
Eagle Pharmaceuticals, Inc. (a) (b)	30,800	1,318,240
Enanta Pharmaceuticals, Inc. (a) (b)	5,100	224,451
Epizyme, Inc. (a) (b)	34,600	287,526
Fate Therapeutics, Inc. (a) (b)	25,500	2,213,145
Frequency Therapeutics, Inc. (a) (b)	116,200	1,157,352
Iovance Biotherapeutics, Inc. (a) (b)	35,100	913,302
Lexicon Pharmaceuticals, Inc. (a) (b)	231,400	1,062,126
Myriad Genetics, Inc. (a)	66,500	2,033,570
NexImmune, Inc. (a) (b)	53,300	869,856
Protagonist Therapeutics, Inc. (a)	83,900	3,765,432
REGENXBIO, Inc. (a)	30,800	1,196,580
Travere Therapeutics, Inc. (a) (b)	102,400	1,494,016
Turning Point Therapeutics, Inc. (a) (b)	27,000	2,106,540

		31,292,785

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Building Products—0.4%
Cornerstone Building Brands, Inc. (a)	25,100	$456,318
Gibraltar Industries, Inc. (a)	5,700	434,967
Quanex Building Products Corp. (b)	24,300	603,612
UFP Industries, Inc.	6,500	483,210

		1,978,107

Capital Markets—1.4%
Artisan Partners Asset Management, Inc. - Class A	5,600	284,592
Blucora, Inc. (a)	24,200	418,902
Cowen, Inc. - Class A (b)	36,200	1,486,010
Donnelley Financial Solutions, Inc. (a)	17,400	574,200
Federated Hermes, Inc.	28,000	949,480
Piper Sandler Cos.	6,800	881,008
Stifel Financial Corp.	26,150	1,696,089
Virtus Investment Partners, Inc.	4,500	1,249,965

		7,540,246

Chemicals—1.7%
AdvanSix, Inc. (a)	5,300	158,258
Avient Corp.	35,700	1,755,012
FutureFuel Corp.	39,700	381,120
HB Fuller Co.	6,200	394,382
Koppers Holdings, Inc. (a) (b)	22,000	711,700
Kraton Corp. (a) (b)	2,700	87,183
Minerals Technologies, Inc.	18,300	1,439,661
Orion Engineered Carbons S.A. (a)	22,000	417,780
PQ Group Holdings, Inc.	20,800	319,488
Trinseo S.A.	18,600	1,113,024
Tronox Holding plc - Class A	103,500	2,318,400

		9,096,008

Commercial Services & Supplies—2.4%
ABM Industries, Inc.	59,000	2,616,650
ACCO Brands Corp.	202,250	1,745,417
Cimpress plc (a)	1,900	205,979
Deluxe Corp.	15,000	716,550
Ennis, Inc.	12,600	271,152
Healthcare Services Group, Inc. (b)	29,700	937,629
Heritage-Crystal Clean, Inc. (a)	13,500	400,680
Herman Miller, Inc.	52,400	2,470,136
HNI Corp.	11,800	518,846
IBEX Holdings, Ltd. (a) (b)	42,100	821,792
SP Plus Corp. (a)	18,500	565,915
Steelcase, Inc. - Class A	103,800	1,568,418
Team, Inc. (a) (b)	26,600	178,220

		13,017,384

Communications Equipment—1.1%
ADTRAN, Inc. (b)	16,900	348,985
Comtech Telecommunications Corp.	6,300	152,208
EchoStar Corp. - Class A (a)	61,000	1,481,690
Harmonic, Inc. (a) (b)	149,000	1,269,480
NetScout Systems, Inc. (a)	85,800	2,448,732

		5,701,095

Construction & Engineering—3.2%
Arcosa, Inc.	31,400	1,844,436
Argan, Inc.	37,900	1,811,241
Comfort Systems USA, Inc.	15,600	1,229,124
EMCOR Group, Inc.	44,603	5,494,644
MasTec, Inc. (a)	27,500	2,917,750
Matrix Service Co. (a)	126,400	1,327,200
MYR Group, Inc. (a)	8,500	772,820
Primoris Services Corp.	31,500	927,045
Tutor Perini Corp. (a)	57,000	789,450

		17,113,710

Construction Materials—0.1%
Summit Materials, Inc. - Class A (a) (b)	10,200	355,470

Consumer Finance—1.4%
EZCORP, Inc. - Class A (a) (b)	47,600	287,028
FirstCash, Inc.	9,900	756,756
Navient Corp.	109,100	2,108,903
Nelnet, Inc. - Class A	16,300	1,226,249
PROG Holdings, Inc.	64,200	3,089,946
Regional Management Corp.	5,900	274,586

		7,743,468

Containers & Packaging—0.1%
Greif, Inc. - Class A	3,800	230,090
Myers Industries, Inc.	6,500	136,500
Pactiv Evergreen, Inc. (b)	12,600	189,882

		556,472

Distributors—0.3%
Core-Mark Holding Co., Inc.	38,900	1,750,889

Diversified Consumer Services—0.1%
Houghton Mifflin Harcourt Co. (a)	54,800	604,992

Diversified Telecommunication Services—0.3%
Consolidated Communications Holdings, Inc. (a) (b)	46,000	404,340
Liberty Latin America, Ltd. - Class A (a)	34,700	480,942
Liberty Latin America, Ltd. - Class C (a)	67,023	945,024

		1,830,306

Electric Utilities—0.6%
ALLETE, Inc.	5,600	391,888
IDACORP, Inc.	2,800	273,000
Otter Tail Corp.	6,600	322,146
Portland General Electric Co.	46,400	2,138,112
Spark Energy, Inc. - Class A (b)	16,800	190,344

		3,315,490

Electrical Equipment—0.4%
AZZ, Inc.	11,900	616,182
Bloom Energy Corp. - Class A (a) (b)	6,400	171,968
Powell Industries, Inc. (b)	35,500	1,098,725
Thermon Group Holdings, Inc. (a) (b)	9,500	161,880

		2,048,755

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—2.3%
Benchmark Electronics, Inc.	79,500	$2,262,570
Knowles Corp. (a)	133,000	2,625,420
OSI Systems, Inc. (a)	16,400	1,666,896
Sanmina Corp. (a)	38,800	1,511,648
ScanSource, Inc. (a)	59,200	1,665,296
TTM Technologies, Inc. (a)	64,700	925,210
Vishay Intertechnology, Inc.	81,300	1,833,315

		12,490,355

Energy Equipment & Services—1.3%
Bristow Group, Inc. (a)	4,999	128,024
ChampionX Corp. (a)	36,900	946,485
Helmerich & Payne, Inc.	28,400	926,692
NexTier Oilfield Solutions, Inc. (a)	160,446	763,723
Oceaneering International, Inc. (a)	62,000	965,340
Oil States International, Inc. (a) (b)	57,400	450,590
Patterson-UTI Energy, Inc.	115,800	1,151,052
ProPetro Holding Corp. (a)	88,800	813,408
Select Energy Services, Inc. - Class A (a)	70,600	426,424
Solaris Oilfield Infrastructure, Inc. - Class A	27,000	262,980

		6,834,718

Entertainment—1.2%
AMC Entertainment Holdings, Inc. - Class A (a) (b)	95,300	5,401,604
Lions Gate Entertainment Corp. - Class A (a)	41,000	848,700

		6,250,304

Equity Real Estate Investment Trusts—9.4%
Acadia Realty Trust	16,400	360,144
Agree Realty Corp. (b)	41,200	2,904,188
Alexander & Baldwin, Inc.	59,189	1,084,342
American Assets Trust, Inc.	22,900	853,941
American Finance Trust, Inc.	32,300	273,904
Broadstone Net Lease, Inc. (b)	44,300	1,037,063
CareTrust REIT, Inc.	39,000	905,970
CatchMark Timber Trust, Inc. - Class A	13,400	156,780
Centerspace	8,000	631,200
Chatham Lodging Trust (a)	15,000	193,050
City Office REIT, Inc.	56,700	704,781
Columbia Property Trust, Inc.	9,800	170,422
CorePoint Lodging, Inc. (a) (b)	10,000	107,000
Corporate Office Properties Trust	68,500	1,917,315
DiamondRock Hospitality Co. (a)	158,900	1,541,330
Digitalbridge Group, Inc. (a) (b)	115,400	911,660
Easterly Government Properties, Inc.	29,700	626,076
Essential Properties Realty Trust, Inc.	22,600	611,104
First Industrial Realty Trust, Inc.	15,700	820,011
Four Corners Property Trust, Inc.	36,100	996,721
Getty Realty Corp.	52,829	1,645,623
Gladstone Commercial Corp. (b)	56,200	1,267,872
Global Medical REIT, Inc.	9,500	140,220
Global Net Lease, Inc.	29,700	549,450
Healthcare Realty Trust, Inc.	40,000	1,208,000
Highwoods Properties, Inc.	5,300	239,401
Independence Realty Trust, Inc.	50,500	920,615

Equity Real Estate Investment Trusts—(Continued)
Industrial Logistics Properties Trust	12,600	329,364
Innovative Industrial Properties, Inc. (b)	2,500	477,550
Kite Realty Group Trust	39,500	869,395
Lexington Realty Trust (b)	203,800	2,435,410
New Senior Investment Group, Inc. (b)	137,000	1,202,860
NexPoint Residential Trust, Inc. (b)	2,363	129,918
Physicians Realty Trust	87,600	1,617,972
Piedmont Office Realty Trust, Inc. - Class A	83,400	1,540,398
Plymouth Industrial REIT, Inc.	11,100	222,222
PotlatchDeltic Corp.	25,625	1,361,969
QTS Realty Trust, Inc. - Class A	8,700	672,510
Retail Opportunity Investments Corp.	36,500	644,590
Retail Properties of America, Inc. - Class A	65,700	752,265
RLJ Lodging Trust	24,157	367,911
Ryman Hospitality Properties, Inc. (a)	2,200	173,712
Sabra Health Care REIT, Inc.	131,700	2,396,940
Service Properties Trust	36,000	453,600
SITE Centers Corp. (b)	63,200	951,792
STAG Industrial, Inc. (b)	83,300	3,117,919
Summit Hotel Properties, Inc. (a) (b)	12,800	119,424
Sunstone Hotel Investors, Inc. (a)	218,973	2,719,645
Terreno Realty Corp.	23,900	1,542,028
UMH Properties, Inc. (b)	37,600	820,432
Urban Edge Properties	32,200	615,020
Urstadt Biddle Properties, Inc. - Class A	14,000	271,320
Xenia Hotels & Resorts, Inc. (a)	69,900	1,309,227

		49,893,576

Food & Staples Retailing—0.6%
Andersons, Inc. (The)	5,700	174,021
Rite Aid Corp. (a) (b)	42,192	687,730
SpartanNash Co.	9,000	173,790
Sprouts Farmers Market, Inc. (a)	76,000	1,888,600
United Natural Foods, Inc. (a)	12,600	465,948

		3,390,089

Food Products—1.1%
Darling Ingredients, Inc. (a)	72,300	4,880,250
Fresh Del Monte Produce, Inc.	12,900	424,152
Seneca Foods Corp. - Class A (a)	6,100	311,588

		5,615,990

Gas Utilities—1.2%
Brookfield Infrastructure Corp. - Class A	4,700	354,380
Chesapeake Utilities Corp.	1,400	168,462
New Jersey Resources Corp.	48,400	1,915,188
Northwest Natural Holding Co.	5,600	294,112
ONE Gas, Inc.	17,900	1,326,748
Southwest Gas Holdings, Inc.	27,000	1,787,130
Spire, Inc.	9,139	660,476

		6,506,496

Health Care Equipment & Supplies—1.3%
AngioDynamics, Inc. (a)	31,800	862,734
Bioventus, Inc. - Class A (a) (b)	52,400	922,240

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—(Continued)
Integer Holdings Corp. (a)	25,700	$2,420,940
Natus Medical, Inc. (a)	69,800	1,813,404
Utah Medical Products, Inc.	6,200	527,248
Varex Imaging Corp. (a) (b)	20,200	541,764

		7,088,330

Health Care Providers & Services—1.2%
Cross Country Healthcare, Inc. (a)	67,900	1,121,029
National HealthCare Corp.	4,400	307,560
Option Care Health, Inc. (a)	45,300	990,711
Owens & Minor, Inc.	11,600	491,028
Tenet Healthcare Corp. (a)	47,300	3,168,627
Tivity Health, Inc. (a) (b)	7,000	184,170

		6,263,125

Health Care Technology—1.4%
Allscripts Healthcare Solutions, Inc. (a) (b)	346,000	6,404,460
Computer Programs & Systems, Inc. (b)	5,500	182,765
Evolent Health, Inc. - Class A (a) (b)	42,300	893,376

		7,480,601

Hotels, Restaurants & Leisure—0.4%
Del Taco Restaurants, Inc.	70,900	709,709
Fiesta Restaurant Group, Inc. (a)	17,400	233,682
Marriott Vacations Worldwide Corp. (a)	7,900	1,258,470

		2,201,861

Household Durables—1.7%
Hooker Furniture Corp.	14,400	498,816
Lifetime Brands, Inc.	14,600	218,562
Meritage Homes Corp. (a)	11,200	1,053,696
Taylor Morrison Home Corp. (a)	59,000	1,558,780
TRI Pointe Group, Inc. (a)	276,100	5,916,823

		9,246,677

Household Products—0.4%
Central Garden and Pet Co. (Non-Voting Shares) - Class A (a)	32,500	1,569,750
Spectrum Brands Holdings, Inc.	4,600	391,184

		1,960,934

Independent Power and Renewable Electricity Producers—0.6%
Brookfield Renewable Corp. - Class A	18,200	763,308
Clearway Energy, Inc. - Class A	46,200	1,165,164
Clearway Energy, Inc. - Class C (b)	46,000	1,218,080

		3,146,552

Insurance—1.3%
Ambac Financial Group, Inc. (a)	15,400	241,164
American Equity Investment Life Holding Co.	37,500	1,212,000
Argo Group International Holdings, Ltd.	20,719	1,073,866
CNO Financial Group, Inc.	91,900	2,170,678
Heritage Insurance Holdings, Inc.	26,400	226,512
Horace Mann Educators Corp.	8,511	318,481
ProAssurance Corp.	17,900	407,225

Insurance—(Continued)
Selective Insurance Group, Inc.	6,400	519,360
Stewart Information Services Corp.	15,600	884,364
United Insurance Holdings Corp.	20,400	116,280

		7,169,930

Interactive Media & Services—0.7%
Cars.com, Inc. (a)	83,200	1,192,256
QuinStreet, Inc. (a)	51,300	953,154
Yelp, Inc. (a)	34,000	1,358,640

		3,504,050

IT Services—1.2%
BM Technologies, Inc. (a)	4,693	58,381
CSG Systems International, Inc.	38,700	1,825,866
LiveRamp Holdings, Inc. (a)	56,900	2,665,765
Marathon Digital Holdings, Inc. (a) (b)	2,873	90,126
Sykes Enterprises, Inc. (a)	33,700	1,809,690

		6,449,828

Machinery—2.2%
AGCO Corp.	17,100	2,229,498
Altra Industrial Motion Corp.	45,300	2,945,406
Barnes Group, Inc.	10,500	538,125
Douglas Dynamics, Inc.	7,442	302,815
EnPro Industries, Inc.	8,400	816,060
Manitowoc Co., Inc. (The) (a)	26,100	639,450
Meritor, Inc. (a)	21,100	494,162
Navistar International Corp. (a)	4,300	191,350
Terex Corp.	35,900	1,709,558
TriMas Corp. (a)	6,200	188,046
Wabash National Corp. (b)	99,400	1,590,400

		11,644,870

Marine—0.1%
Costamare, Inc.	40,200	474,762

Media—2.1%
AMC Networks, Inc. - Class A (a) (b)	65,400	4,368,720
Gray Television, Inc.	118,000	2,761,200
Hemisphere Media Group, Inc. (a)	44,900	529,820
John Wiley & Sons, Inc. - Class A	34,500	2,076,210
Sinclair Broadcast Group, Inc. - Class A (b)	47,300	1,571,306

		11,307,256

Metals & Mining—2.2%
Alcoa Corp. (a)	26,200	965,208
Allegheny Technologies, Inc. (a) (b)	46,600	971,610
Arconic Corp. (a)	59,000	2,101,580
Cleveland-Cliffs, Inc. (a) (b)	65,400	1,410,024
Commercial Metals Co.	39,100	1,201,152
Hecla Mining Co. (b)	35,100	261,144
Kaiser Aluminum Corp.	10,700	1,321,343
Materion Corp.	7,500	565,125
SunCoke Energy, Inc.	158,000	1,128,120
United States Steel Corp.	13,500	324,000

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Metals & Mining—(Continued)
Warrior Met Coal, Inc.	57,700	$992,440
Worthington Industries, Inc.	5,300	324,254

		11,566,000

Mortgage Real Estate Investment Trusts—2.5%
Apollo Commercial Real Estate Finance, Inc. (b)	29,100	464,145
Ares Commercial Real Estate Corp.	38,500	565,565
Blackstone Mortgage Trust, Inc. - Class A (b)	44,500	1,419,105
Ellington Financial, Inc.	55,700	1,066,655
Granite Point Mortgage Trust, Inc.	16,800	247,800
Great Ajax Corp.	6,000	77,880
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	28,700	1,611,505
KKR Real Estate Finance Trust, Inc. (b)	47,700	1,031,751
Ladder Capital Corp.	95,600	1,103,224
MFA Financial, Inc.	88,400	405,756
New York Mortgage Trust, Inc.	58,800	262,836
PennyMac Mortgage Investment Trust	78,500	1,653,210
Ready Capital Corp. (b)	20,800	330,096
Redwood Trust, Inc.	169,400	2,044,658
TPG RE Finance Trust, Inc.	61,200	823,140
Two Harbors Investment Corp. (b)	35,745	270,232

		13,377,558

Multi-Utilities—0.8%
Avista Corp.	39,800	1,698,266
Black Hills Corp.	28,800	1,890,144
Unitil Corp. (b)	11,200	593,264

		4,181,674

Multiline Retail—0.8%
Dillard’s, Inc. - Class A (b)	8,300	1,501,304
Macy’s, Inc. (a)	142,800	2,707,488

		4,208,792

Oil, Gas & Consumable Fuels—4.3%
Antero Resources Corp. (a)	161,900	2,433,357
Arch Resources, Inc. (a)	16,400	934,472
Berry Corp.	122,200	821,184
CNX Resources Corp. (a)	41,700	569,622
CVR Energy, Inc. (b)	53,800	966,248
Delek U.S. Holdings, Inc.	46,029	995,147
Dorian LPG, Ltd. (a) (b)	41,500	585,980
Falcon Minerals Corp.	90,700	460,756
Green Plains, Inc. (a)	52,800	1,775,136
International Seaways, Inc. (b)	14,300	274,274
Kosmos Energy, Ltd. (a)	60,800	210,368
Magnolia Oil & Gas Corp. - Class A (a) (b)	91,000	1,422,330
Ovintiv, Inc.	143,900	4,528,533
PDC Energy, Inc. (b)	50,300	2,303,237
Range Resources Corp. (a) (b)	131,300	2,200,588
Renewable Energy Group, Inc. (a)	16,400	1,022,376
REX American Resources Corp. (a)	7,600	685,368
Talos Energy, Inc. (a)	16,600	259,624
W&T Offshore, Inc. (a)	72,600	352,110

		22,800,710

Paper & Forest Products—1.0%
Domtar Corp. (a)	25,900	1,423,464
Glatfelter Corp.	58,800	821,436
Louisiana-Pacific Corp.	7,100	428,059
Neenah, Inc.	8,900	446,513
Schweitzer-Mauduit International, Inc.	30,900	1,247,742
Verso Corp. - Class A	46,900	830,130

		5,197,344

Personal Products—1.2%
BellRing Brands, Inc. - Class A (a)	163,100	5,111,554
Edgewell Personal Care Co.	15,700	689,230
Honest Co. Inc. (The) (a) (b)	33,498	542,333

		6,343,117

Pharmaceuticals—0.8%
Endo International plc (a) (b)	240,600	1,126,008
Intra-Cellular Therapies, Inc. (a)	19,500	795,990
Lannett Co., Inc. (a) (b)	217,455	1,015,515
NGM Biopharmaceuticals, Inc. (a)	71,000	1,400,120

		4,337,633

Professional Services—3.3%
Barrett Business Services, Inc.	25,460	1,848,651
GP Strategies Corp. (a)	21,900	344,268
Heidrick & Struggles International, Inc.	24,900	1,109,295
Huron Consulting Group, Inc. (a)	22,400	1,100,960
Insperity, Inc.	1,900	171,703
KBR, Inc.	21,700	827,855
Kelly Services, Inc. - Class A (a)	78,600	1,884,042
Korn Ferry (b)	33,200	2,408,660
ManTech International Corp.	55,700	4,820,278
TrueBlue, Inc. (a)	107,300	3,016,203

		17,531,915

Real Estate Management & Development—0.5%
Kennedy-Wilson Holdings, Inc.	76,400	1,518,068
Realogy Holdings Corp. (a)	72,500	1,320,950

		2,839,018

Road & Rail—0.6%
ArcBest Corp.	49,900	2,903,681
Covenant Logistics Group, Inc. (a)	7,700	159,236
Werner Enterprises, Inc.	8,100	360,612

		3,423,529

Semiconductors & Semiconductor Equipment—1.0%
Cohu, Inc. (a)	32,000	1,177,280
SMART Global Holdings, Inc. (a) (b)	81,900	3,904,992
SunPower Corp. (a) (b)	8,100	236,682
Veeco Instruments, Inc. (a) (b)	7,500	180,300

		5,499,254

Software—1.0%
A10 Networks, Inc. (a)	95,500	1,075,330

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Software—(Continued)
eGain Corp. (a)	81,800	$939,064
Ping Identity Holding Corp. (a)	67,100	1,536,590
SecureWorks Corp. - Class A (a)	15,151	280,748
Vonage Holdings Corp (a)	90,300	1,301,223

		5,132,955

Specialty Retail—1.7%
Abercrombie & Fitch Co. - Class A (a) (b)	9,700	450,371
Bed Bath & Beyond, Inc. (a)	37,700	1,255,033
Caleres, Inc.	55,400	1,511,866
Children’s Place, Inc. (The) (a)	4,700	437,382
Genesco, Inc. (a) (b)	7,900	503,072
Signet Jewelers, Ltd. (a)	19,900	1,607,721
Sleep Number Corp. (a)	8,900	978,555
Sonic Automotive, Inc. - Class A (b)	23,500	1,051,390
Zumiez, Inc. (a)	24,700	1,210,053

		9,005,443

Technology Hardware, Storage & Peripherals—0.1%
Diebold Nixdorf, Inc. (a)	49,800	639,432

Textiles, Apparel & Luxury Goods—0.8%
G-III Apparel Group, Ltd. (a) (b)	60,600	1,991,316
Kontoor Brands, Inc.	25,800	1,455,378
Wolverine World Wide, Inc.	30,700	1,032,748

		4,479,442

Thrifts & Mortgage Finance—3.4%
Axos Financial, Inc. (a)	28,900	1,340,671
Essent Group, Ltd.	65,400	2,939,730
HomeStreet, Inc.	25,300	1,030,722
Kearny Financial Corp. (b)	53,800	642,910
Luther Burbank Corp.	27,300	323,778
Meridian Bancorp, Inc.	55,600	1,137,576
MGIC Investment Corp.	55,000	748,000
Mr Cooper Group, Inc. (a) (b)	29,400	971,964
NMI Holdings, Inc. - Class A (a)	24,000	539,520
Northfield Bancorp, Inc.	111,700	1,831,880
PennyMac Financial Services, Inc.	19,000	1,172,680
Premier Financial Corp.	15,080	428,423
Radian Group, Inc.	112,900	2,512,025
Washington Federal, Inc.	62,200	1,976,716
WSFS Financial Corp.	15,162	706,397

		18,302,992

Trading Companies & Distributors—1.6%
Boise Cascade Co.	14,000	816,900
GMS, Inc. (a)	45,300	2,180,742
Herc Holdings, Inc. (a)	11,821	1,324,779
MRC Global, Inc. (a)	101,100	950,340
NOW, Inc. (a)	235,000	2,230,150
Veritiv Corp. (a)	17,500	1,074,850

		8,577,761

Water Utilities—0.6%
American States Water Co.	37,800	3,007,368

Wireless Telecommunication Services—0.3%
Gogo, Inc. (a) (b)	125,700	1,430,466

Total Common Stocks (Cost $404,299,012)		514,508,027

Short-Term Investment—2.9%

Repurchase Agreement—2.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $15,234,840; collateralized by U.S. Treasury Note at 0.375%, maturing 07/15/25, with a market value of $15,539,558.	15,234,840	15,234,840

Total Short-Term Investments (Cost $15,234,840)		15,234,840

Securities Lending Reinvestments (c)—7.5%

Certificates of Deposit—0.4%
Agricultural Bank of China 0.100%, 07/01/21	100,000	100,000
Toronto-Dominion Bank 0.330%, 3M LIBOR + 0.130%, 07/02/21 (d)	2,000,000	2,000,016

		2,100,016

Repurchase Agreements—4.3%
Barclays Bank plc
Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $2,900,016; collateralized by various Common Stock with an aggregate market value of $3,222,469.	2,900,000	2,900,000
Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $4,001,400; collateralized by various Common Stock with an aggregate market value of $4,445,338.	4,000,000	4,000,000
Barclays Capital, Inc. Repurchase Agreement dated 06/30/21 at 0.030%, due on 07/01/21 with a maturity value of $658,773; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/29 - 11/15/43, and an aggregate market value of $671,948.	658,773	658,773
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $1,000,001; collateralized by U.S. Government Agency Obligations with rates ranging from 0.920% - 7.500%, maturity dates ranging from 11/01/23 - 06/20/71, and an aggregate market value of $1,020,000.	1,000,000	1,000,000

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $500,209; collateralized by U.S. Treasury Obligations at 2.000%, maturing 11/30/22, and various Common Stock with an aggregate market value of $549,114.	500,000	$500,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $200,001; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $204,000.	200,000	200,000
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $1,600,004; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $1,632,658.	1,600,000	1,600,000
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $5,000,204; collateralized by various Common Stock with an aggregate market value of $5,555,588.	5,000,000	5,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $1,000,048; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $1,111,111.	1,000,000	1,000,000
Repurchase Agreement dated 06/30/21 at 0.260%, due on 07/07/21 with a maturity value of $1,100,056; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 3.875%, maturity dates ranging from 12/31/23 - 04/15/29, and various Common Stock with an aggregate market value of $1,222,438.	1,100,000	1,100,000
Societe Generale
Repurchase Agreement dated 06/30/21 at 0.180%, due on 07/01/21 with a maturity value of $3,700,019; collateralized by various Common Stock with an aggregate market value of $4,111,197.	3,700,000	3,700,000
Repurchase Agreement dated 06/30/21 at 0.185%, due on 07/01/21 with a maturity value of $1,200,006; collateralized by various Common Stock with an aggregate market value of $1,333,376.	1,200,000	1,200,000

		22,858,773

Time Deposits—1.1%
ABN AMRO Bank NV 0.080%, 07/01/21	1,500,000	1,500,000
Landesbank Baden-Wuettertemberg (London) 0.130%, 07/01/21	200,000	200,000
National Bank of Canada 0.130%, OBFR + 0.050%, 07/07/21 (d)	1,000,000	1,000,000
Rabobank (New York) 0.050%, 07/01/21	1,500,000	1,500,000
Royal Bank of Canada 0.030%, 07/01/21	1,500,000	1,500,000

		5,700,000

Mutual Funds—1.7%
Fidelity Government Portfolio, Institutional Class 0.010% (e)	5,000,000	5,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (e)	1,000,000	1,000,000
Wells Fargo Government Money Market Fund, Select Class 0.030% (e)	3,159,337	3,159,337

		9,159,337

Total Securities Lending Reinvestments (Cost $39,818,111)		39,818,126

Total Investments—106.8% (Cost $459,351,963)		569,560,993
Other assets and liabilities (net)—(6.8)%		(36,105,558)

Net Assets—100.0%		$533,455,435

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $38,247,264 and the collateral received consisted of cash in the amount of $39,818,110 and non-cash collateral with a value of $1,804,598. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2021.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
Russell 2000 Index E-Mini Futures	09/17/21	161	USD	18,577,790	$(201,592)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$514,508,027	$—	$—	$514,508,027
Total Short-Term Investment*	—	15,234,840	—	15,234,840
Securities Lending Reinvestments
Certificates of Deposit	—	2,100,016	—	2,100,016
Repurchase Agreements	—	22,858,773	—	22,858,773
Time Deposits	—	5,700,000	—	5,700,000
Mutual Funds	9,159,337	—	—	9,159,337
Total Securities Lending Reinvestments	9,159,337	30,658,789	—	39,818,126
Total Investments	$523,667,364	$45,893,629	$—	$569,560,993

Collateral for Securities Loaned (Liability)	$—	$(39,818,110)	$—	$(39,818,110)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(201,592)	$—	$—	$(201,592)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$569,560,993
Cash	4,465
Cash denominated in foreign currencies (c)	7,742
Cash collateral for futures contracts	1,057,000
Receivable for:
Investments sold	2,687,032
Fund shares sold	87,349
Dividends	553,936
Variation margin on futures contracts	25,799

Total Assets	573,984,316
Liabilities
Collateral for securities loaned	39,818,110
Payables for:
Fund shares redeemed	63,085
Accrued Expenses:
Management fees	304,149
Distribution and service fees	6,724
Deferred trustees’ fees	182,883
Other expenses	153,930

Total Liabilities	40,528,881

Net Assets	$533,455,435

Net Assets Consist of:
Paid in surplus	$309,790,323
Distributable earnings (Accumulated losses)	223,665,112

Net Assets	$533,455,435

Net Assets
Class A	$501,224,607
Class B	32,230,828
Capital Shares Outstanding*
Class A	25,911,438
Class B	1,684,923
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$19.34
Class B	19.13

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $459,351,963.
(b)	Includes securities loaned at value of $38,247,264.
(c)	Identified cost of cash denominated in foreign currencies was $7,285.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends (a)	$4,347,608
Securities lending income	170,987

Total investment income	4,518,595
Expenses
Management fees	2,153,954
Administration fees	16,465
Custodian and accounting fees	49,180
Distribution and service fees—Class B	40,367
Audit and tax services	30,522
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	24,388
Insurance	1,784
Miscellaneous	5,131

Total expenses	2,373,191
Less management fee waiver	(269,943)
Less broker commission recapture	(18,739)

Net expenses	2,084,509

Net Investment Income	2,434,086

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	116,160,731
Futures contracts	1,634,307

Net realized gain (loss)	117,795,038

Net change in unrealized appreciation (depreciation) on:
Investments	20,732,765
Futures contracts	(314,488)
Foreign currency transactions	203

Net change in unrealized appreciation (depreciation)	20,418,480

Net realized and unrealized gain (loss)	138,213,518

Net Increase (Decrease) in Net Assets From Operations	$140,647,604

(a)	Net of foreign withholding taxes of $5,470.

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$2,434,086	$5,958,873
Net realized gain (loss)	117,795,038	11,960,250
Net change in unrealized appreciation (depreciation)	20,418,480	33,165,429

Increase (decrease) in net assets from operations	140,647,604	51,084,552

From Distributions to Shareholders
Class A	(18,090,895)	(6,291,281)
Class B	(1,110,594)	(315,696)

Total distributions	(19,201,489)	(6,606,977)

Increase (decrease) in net assets from capital share transactions	(132,834,675)	(2,099,466)

Total increase (decrease) in net assets	(11,388,560)	42,378,109

Net Assets
Beginning of period	544,843,995	502,465,886

End of period	$533,455,435	$544,843,995

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	403,515	$7,831,571	5,526,353	$59,201,886
Reinvestments	913,220	18,090,895	549,937	6,291,281
Redemptions	(8,370,036)	(153,284,348)	(4,864,048)	(66,208,200)

Net increase (decrease)	(7,053,301)	$(127,361,882)	1,212,242	$(715,033)

Class B
Sales	88,367	$1,719,602	446,427	$4,770,002
Reinvestments	56,692	1,110,594	27,888	315,696
Redemptions	(455,144)	(8,302,989)	(502,131)	(6,470,131)

Net increase (decrease)	(310,085)	$(5,472,793)	(27,816)	$(1,384,433)

Increase (decrease) derived from capital shares transactions		$(132,834,675)		$(2,099,466)

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$15.60		$14.89	$14.16	$17.61	$18.11	$15.15

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.08		0.16	0.24	0.23	0.23	0.21
Net realized and unrealized gain (loss)	4.38		0.72	2.33	(2.40)	0.37	4.14

Total income (loss) from investment operations	4.46		0.88	2.57	(2.17)	0.60	4.35

Less Distributions
Distributions from net investment income	(0.23)		(0.17)	(0.22)	(0.24)	(0.24)	(0.30)
Distributions from net realized capital gains	(0.49)		0.00	(1.62)	(1.04)	(0.86)	(1.09)

Total distributions	(0.72)		(0.17)	(1.84)	(1.28)	(1.10)	(1.39)

Net Asset Value, End of Period	$19.34		$15.60	$14.89	$14.16	$17.61	$18.11

Total Return (%) (b)	28.49	(c)	6.34	19.53	(13.76)	3.62	30.86

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	(d)	0.85	0.85	0.84	0.84	0.83
Net ratio of expenses to average net assets (%) (e)	0.74	(d)	0.75	0.75	0.74	0.74	0.73
Ratio of net investment income (loss) to average net assets (%)	0.89	(d)	1.32	1.61	1.31	1.31	1.34
Portfolio turnover rate (%)	43	(c)	76	52	53	40	38
Net assets, end of period (in millions)	$501.2		$514.1	$472.7	$398.1	$502.5	$512.9

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$15.42		$14.71	$14.01	$17.42	$17.94	$15.02

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.06		0.13	0.20	0.18	0.18	0.17
Net realized and unrealized gain (loss)	4.33		0.72	2.29	(2.36)	0.36	4.10

Total income (loss) from investment operations	4.39		0.85	2.49	(2.18)	0.54	4.27

Less Distributions
Distributions from net investment income	(0.19)		(0.14)	(0.17)	(0.19)	(0.20)	(0.26)
Distributions from net realized capital gains	(0.49)		0.00	(1.62)	(1.04)	(0.86)	(1.09)

Total distributions	(0.68)		(0.14)	(1.79)	(1.23)	(1.06)	(1.35)

Net Asset Value, End of Period	$19.13		$15.42	$14.71	$14.01	$17.42	$17.94

Total Return (%) (b)	28.38	(c)	6.11	19.15	(13.91)	3.31	30.51

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.09	(d)	1.10	1.10	1.09	1.09	1.08
Net ratio of expenses to average net assets (%) (e)	0.99	(d)	1.00	1.00	0.99	0.99	0.98
Ratio of net investment income (loss) to average net assets (%)	0.65	(d)	1.07	1.35	1.05	1.05	1.10
Portfolio turnover rate (%)	43	(c)	76	52	53	40	38
Net assets, end of period (in millions)	$32.2		$30.8	$29.8	$27.2	$36.8	$38.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is JPMorgan Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-17

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTI-18

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $15,234,840. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $22,858,773. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-19

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2021 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$201,592

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$1,634,307

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(314,488)

For the six months ended June 30, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$11,427,205

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTI-20

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct

BHFTI-21

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$230,124,091	$0	$392,115,714

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$2,153,954	0.800%	First $100 million
	0.775%	$100 million to $500 million
	0.750%	$500 million to $1 billion
	0.725%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.075%	First $50 million
0.125%	$50 million to $100 million
0.100%	$100 million to $500 million
0.075%	$500 million to $1 billion
0.050%	Over $1 billion

BHFTI-22

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$465,719,368

Gross unrealized appreciation	118,693,592
Gross unrealized depreciation	(15,053,559)

Net unrealized appreciation (depreciation)	$103,640,033

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$6,606,977	$9,628,457	$—	$45,447,114	$6,606,977	$55,075,571

BHFTI-23

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$18,256,330	$914,420	$83,222,009	$—	$102,392,759

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio utilized accumulated short-term capital losses of $3,846,043.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-24

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-25

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Managed by Loomis Sayles & Company, L.P

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A and B shares of the Loomis Sayles Global Allocation Portfolio returned 8.78% and 8.64%, respectively. The Portfolio’s benchmarks, the MSCI World Index¹ and the FTSE World Government Bond Index (“WGBI”)², returned 13.05% and -4.75%, respectively. A blend of the MSCI World Index (60%) and the FTSE WGBI (40%) returned 5.65%.

MARKET ENVIRONMENT / CONDITIONS

Global equity markets were strong in the first half of 2021, notwithstanding some volatility. In the first few months of the year, the global growth outlook was buoyed by positive news around the COVID-19 vaccine rollout and a possible ‘return to normal.’ Despite inflation and labor shortages emerging as risks later in the period, investors continued to support equities, with some indices reaching record highs. The MSCI World Index registered over 13%, with all sectors posting positive results. The Energy, Financials, Communication Services, and Real Estate sectors outperformed the broader market, while the Utilities and Consumer Staples sectors registered single digit returns.

The global bond market endured its worst start to a year since 2015, as the first several weeks of spread tightening gave way to spread widening on higher real yields and inflation expectations. Investors grew increasingly confident that the rollout of COVID-19 vaccines would boost economic growth and ignite inflationary pressures. Yields on the benchmark 10-year U.S. Treasury Note climbed to their highest levels since January 2020. In the second quarter, U.S. Treasury yields fell despite a marked increase in headline inflation, continued strong consumer demand, and sizeable fiscal support. Strong overseas demand played a key role in pushing U.S. rates lower. Meanwhile, core Eurozone government yields moved moderately higher amid the acceleration in COVID-19 vaccinations.

The U.S. dollar, after weakening considerably against major peers, rallied back firmly in June following the Federal Reserve’s policy meeting which reflected a more hawkish tone. Global investment grade corporate spreads dropped to their lowest level since January 2018, indicative of investors’ strong demand for even marginally higher yielding assets. Financial conditions continued to be at historically accommodative levels and have spurred a wave of corporate borrowing that has been met with strong demand, which helped drive spreads even tighter.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The equity portion of the Portfolio outperformed its benchmark, the MSCI World Index, for the six-month period. Relative results were driven by strong stock selection in the Health Care, Communication Services and Information Technology sectors. Not having direct exposure to the Utilities sector was also additive on a relative basis.

The largest individual contributor to results was ASML (Netherlands), the leader in semiconductor photolithography equipment. Shares outperformed on the back of positive announcements from its customers. Taiwan Semiconductor Manufacturing Co., a key customer for ASML’s extreme ultraviolet (“EUV”) lithography equipment, announced a large increase in capital expenditure spending, while Intel announced its intention to revive its manufacturing and foundry capabilities, which also requires additional lithography equipment. ASML’s strong earnings report also supported shares. ASML, with its critical manufacturing equipment, has been a beneficiary of the chip shortage as it prompted governments to make investments in semiconductor production.

Shares of Alphabet also outperformed in the first half of 2021, as COVID-19 vaccination rates continued to increase, driving consumer optimism. Despite the stock price rally, we believe the market may still be under-appreciating the extent of digital advertising market share gains during the pandemic. We believe Alphabet should continue to perform well in the second half of 2021 as industries like travel, restaurants, and entertainment come back online globally, building on a larger base of e-commerce advertisers. Our longer-term view is also supported by revenue growth acceleration at Google Cloud, which suggests the cloud computing platform is gaining market share.

Lastly, shares of IQVIA, a health care services company, outperformed following better-than-expected results that underlined strong momentum in the company’s outsourced clinical research and healthcare technology businesses. Requests for proposals continued to increase, biotech funding was robust, and clinical studies were able to progress with COVID-19 restrictions lifted in many regions. Looking ahead, we believe IQVIA’s differentiated data-driven offerings should enable the company to gain market share in key segments.

In the equity portfolio of the Portfolio, the Consumer Discretionary and Financials sectors were the largest detractors from relative returns. Not having direct exposure to the Energy sector also negatively impacted relative returns. The largest individual detractors from performance were Farfetch (United Kingdom), Peloton, and London Stock Exchange (United Kingdom).

Farfetch operates a luxury goods marketplace platform. Shares appeared to underperform due to technical issues (e.g., a large hedge fund liquidating its position) rather than fundamentals. We believe the pandemic has accelerated the shift for online luxury goods, and that the online luxury distribution channel should continue to take share. The positive market structure combined with Farfetch’s strong network effect creates a pathway for solid growth.

Shares of Peloton, an interactive at-home fitness company, underperformed on news of its treadmill recall, as well as the reopening of gyms and fitness studios. The company’s treadmill recall impacted its higher priced model. We believe the company is taking the appropriate steps to remedy the situation. More broadly, Peloton has the leading position in a large addressable market with long term growth

BHFTI-1

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Managed by Loomis Sayles & Company, L.P

Portfolio Manager Commentary*—(Continued)

potential, irrespective of pandemic driven demand. The company’s plan to join corporate wellness programs adds to potential demand growth.

Shares of London Stock Exchange, an exchange and financial data company, underperformed as the company indicated that the integration of Refinitiv (a recently acquired financial data business) would result in lower revenue growth and higher cost growth in 2021 than originally anticipated. We eliminated our position during the period and redeployed the capital into opportunities with a more attractive risk/reward.

The fixed income component of the Portfolio outperformed the FTSE WGBI Index. An overweight allocation to Corporate Credit was the primary driver of relative performance. Allocations to the Communications, Consumer Cyclical, Consumer Non-Cyclical, Energy, and Banking sectors were particularly helpful. Issuer selections within Communications added value as cable and wireless operators continued to benefit from surging data demand. Allocations to High Yield Credit also contributed as investors’ expectations of a strong economic rebound helped drive fundamental credit improvement. Holdings within the Healthcare and Airlines sectors were additive, with the latter benefiting from a rebound in consumer travel. Underweight positioning to the Japanese yen and euro were the primary currency contributors. Positioning in the Canadian dollar also helped performance as higher commodity prices supported the currency. Lastly, yield curve positioning contributed to performance with allocations to the euro and British pound sterling pay markets leading the way.

In fixed income, an underweight position in the British pound sterling and an overweight position in the South Korean won detracted from results. Positioning along the U.S. dollar pay curve also detracted from performance. In U.S. fixed income, security selections within the Electric and Basic Industry sectors detracted from performance. In non-U.S. fixed income, security selections within Local Authorities detracted from performance.

We added the following equity securities to the Portfolio over the period: Descartes Systems Group (Canada), Cummins, Farfetch (United Kingdom), and Nvidia. We eliminated our positions in Temenos (Switzerland), Nestle (Switzerland), NVR, Becton Dickinson, London Stock Exchange (United Kingdom), OpenText (Canada), and Parker Hannifin.

In fixed income, we focused on identifying issuers whose credit fundamentals could improve significantly, likely resulting in credit quality rating upgrades. We targeted name-specific High Yield and crossover issuers with strong liquidity and solid balance sheets that would benefit further as the economy improved. We modestly increased credit beta from the beginning of the year across a range of industries and ratings categories, with a focus on balance sheet strength.

During the period, foreign exchange forwards were used to manage active currency positions and added to performance during the first half of the year. They were used primarily to limit exposure to non-U.S. dollar currencies, but on occasion to gain exposure to a benchmark currency without attractive cash bonds.

At the end of the reporting period, the Portfolio asset allocation was 68% global equities, 21.25% non-U.S. fixed income, and 10.75% U.S. fixed income. The equity portion of the Portfolio had significant exposure to the Information Technology, Consumer Discretionary, and Health Care sectors but no direct exposure to the Utilities, Real Estate, and Energy sectors. The fixed income portion of the Portfolio held 72% of its bond exposure in investment grade bonds and 28% in high yield bonds. Of the 46% in Corporate Credit bonds, 13% was in Financials, 31.5% in Industrials, and 1.5% in Utilities. Duration positioning remained shorter relative to the benchmark within the negative yielding euro and Japanese yen denominated markets.

Matt Eagan

David Rolley

Eileen Riley

Lee Rosenbaum

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI World Index is a capitalization weighted index that measures performance of stocks from developed countries around the world. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The FTSE WGBI measures the performance of fixed-rate, local currency, investment-grade sovereign bonds.

BHFTI-2

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD INDEX & THE FTSE WORLD GOVERNMENT BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
Loomis Sayles Global Allocation Portfolio
Class A	8.78	27.09	14.13	9.94
Class B	8.64	26.78	13.84	9.66
MSCI World Index	13.05	39.04	14.83	10.65
FTSE World Government Bond Index	-4.75	0.76	1.66	1.42

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Equity Sectors

% of Net Assets
Information Technology	19.4
Consumer Discretionary	13.9
Health Care	9.3
Industrials	7.0
Financials	6.2

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	13.6
Foreign Government	9.4
U.S. Treasury & Government Agencies	4.5
Convertible Bonds	1.8
Municipals	0.1

BHFTI-3

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Global Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.77%	$1,000.00	$1,087.80	$3.99
	Hypothetical*	0.77%	$1,000.00	$1,020.98	$3.86

Class B (a)	Actual	1.02%	$1,000.00	$1,086.40	$5.28
	Hypothetical*	1.02%	$1,000.00	$1,019.74	$5.11

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—68.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.2%
Northrop Grumman Corp.	16,656	$6,053,290

Banks—2.4%
HDFC Bank, Ltd.	231,976	4,675,729
M&T Bank Corp.	51,569	7,493,491

		12,169,220

Capital Markets—3.1%
Goldman Sachs Group, Inc. (The)	9,627	3,653,735
S&P Global, Inc.	29,987	12,308,164

		15,961,899

Chemicals—3.9%
Linde plc	39,127	11,311,616
Sherwin-Williams Co. (The)	31,411	8,557,927

		19,869,543

Commercial Services & Supplies—0.8%
Copart, Inc. (a)	31,587	4,164,114

Electronic Equipment, Instruments & Components—0.7%
Halma plc	91,607	3,414,556

Food & Staples Retailing—1.8%
Costco Wholesale Corp.	23,165	9,165,696

Health Care Equipment & Supplies—3.0%
Danaher Corp.	58,044	15,576,688

Health Care Providers & Services—2.1%
UnitedHealth Group, Inc.	27,646	11,070,564

Hotels, Restaurants & Leisure—3.5%
Airbnb, Inc. - Class A (a)	95,031	14,553,047
Vail Resorts, Inc.	10,199	3,228,188

		17,781,235

Industrial Conglomerates—2.1%
Roper Technologies, Inc.	23,341	10,974,938

Insurance—0.7%
AIA Group, Ltd.	304,800	3,788,262

Interactive Media & Services—5.1%
Alphabet, Inc. - Class A (a)	5,133	12,533,708
Alphabet, Inc. - Class C (a)	646	1,619,083
Facebook, Inc. - Class A (a)	34,371	11,951,140

		26,103,931

Internet & Direct Marketing Retail—6.1%
Alibaba Group Holding, Ltd. (ADR) (a)	41,593	9,432,461
Amazon.com, Inc. (a)	4,567	15,711,211

Internet & Direct Marketing Retail—(Continued)
Farfetch, Ltd. - Class A (a)	117,190	5,901,688

		31,045,360

IT Services—7.3%
Accenture plc - Class A	32,127	9,470,718
CGI, Inc. (a)	36,000	3,263,988
MasterCard, Inc. - Class A	34,253	12,505,428
Nomura Research Institute, Ltd.	180,000	5,956,692
VeriSign, Inc. (a)	26,407	6,012,610

		37,209,436

Leisure Products—2.0%
Peloton Interactive, Inc. - Class A (a)	81,866	10,153,021

Life Sciences Tools & Services—4.1%
IQVIA Holdings, Inc. (a)	57,511	13,936,065
Mettler-Toledo International, Inc. (a)	4,990	6,912,847

		20,848,912

Machinery—2.8%
Atlas Copco AB - A Shares	98,744	6,049,264
Cummins, Inc.	35,185	8,578,455

		14,627,719

Personal Products—1.9%
Estee Lauder Cos., Inc. (The) - Class A	30,005	9,543,990

Semiconductors & Semiconductor Equipment—9.0%
ASML Holding NV	25,201	17,350,924
NVIDIA Corp.	12,667	10,134,867
Taiwan Semiconductor Manufacturing Co., Ltd.	563,000	12,022,790
Texas Instruments, Inc.	35,512	6,828,958

		46,337,539

Software—2.4%
Dassault Systemes SE	15,227	3,694,068
Descartes Systems Group, Inc. (The) (a)	38,209	2,642,512
Dropbox, Inc. - Class A (a)	191,721	5,811,064

		12,147,644

Specialty Retail—1.6%
Home Depot, Inc. (The)	25,896	8,257,975

Textiles, Apparel & Luxury Goods—0.8%
Canada Goose Holdings, Inc. (a)	95,732	4,184,221

Total Common Stocks (Cost $220,160,289)		350,449,753

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—13.6%

Security Description	Principal Amount*	Value

Aerospace/Defense—0.3%
Boeing Co. (The)
2.196%, 02/04/26	245,000	$247,342
3.100%, 05/01/26	20,000	21,143
3.250%, 02/01/35	5,000	5,056
3.550%, 03/01/38	20,000	20,541
3.625%, 03/01/48	5,000	4,996
3.750%, 02/01/50	15,000	15,472
3.850%, 11/01/48	85,000	87,226
3.950%, 08/01/59	85,000	88,930
Embraer Netherlands Finance B.V. 5.050%, 06/15/25	370,000	390,775
TransDigm, Inc. 5.500%, 11/15/27	85,000	88,612
7.500%, 03/15/27	5,000	5,319
8.000%, 12/15/25 (144A)	340,000	367,370

		1,342,782

Airlines—0.4%
Air Canada Pass-Through Trust 3.300%, 01/15/30 (144A)	200,560	202,904
4.125%, 12/15/27 (144A)	132,806	131,084
American Airlines Group, Inc. 3.750%, 03/01/25 (144A) (b)	10,000	9,213
American Airlines Pass-Through Trust 3.700%, 10/15/25	83,602	81,069
3.750%, 10/15/25	172,664	166,683
4.950%, 02/15/25	110,713	109,045
American Airlines, Inc. 11.750%, 07/15/25 (144A)	415,000	520,825
American Airlines, Inc./AAdvantage Loyalty IP, Ltd 5.500%, 04/20/26 (144A)	25,000	26,469
5.750%, 04/20/29 (144A)	30,000	32,437
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets, Ltd. 6.500%, 06/20/27 (144A)	285,000	313,785
U.S. Airways Pass-Through Trust 5.900%, 10/01/24	38,924	40,671
United Airlines Pass-Through Trust 3.650%, 10/07/25	70,023	69,673
5.875%, 10/15/27	247,429	274,543
United Airlines, Inc. 4.375%, 04/15/26 (144A)	20,000	20,704
4.625%, 04/15/29 (144A)	30,000	31,050

		2,030,155

Auto Manufacturers—0.8%
Allison Transmission, Inc. 4.750%, 10/01/27 (144A)	105,000	109,071
BMW U.S. Capital LLC 3.150%, 04/18/24 (144A)	195,000	207,983
4.150%, 04/09/30 (144A)	200,000	233,269
Ford Motor Co. 6.625%, 10/01/28	215,000	256,387
General Motors Co. 5.200%, 04/01/45	265,000	327,532
6.250%, 10/02/43	55,000	75,927

Auto Manufacturers—(Continued)
General Motors Financial of Canada, Ltd. 3.250%, 11/07/23 (CAD)	110,000	92,771
Hyundai Capital America
0.875%, 06/14/24 (144A)	350,000	348,298
2.650%, 02/10/25 (144A)	110,000	115,058
2.750%, 09/27/26 (144A)	500,000	523,228
6.375%, 04/08/30 (144A)	175,000	226,875
Hyundai Capital Services, Inc. 3.750%, 03/05/23 (144A)	260,000	272,827
Kia Corp. 1.750%, 10/16/26 (144A)	200,000	201,789
3.000%, 04/25/23 (144A)	380,000	395,531
Nissan Motor Acceptance Corp. 3.650%, 09/21/21 (144A)	230,000	231,526
Toyota Motor Corp. 2.362%, 03/25/31	305,000	317,798

		3,935,870

Auto Parts & Equipment—0.2%
Aptiv plc 1.600%, 09/15/28 (EUR)	100,000	126,990
Goodyear Tire & Rubber Co. (The) 7.000%, 03/15/28	724,000	829,335

		956,325

Banks—2.4%
ANZ New Zealand International Ltd. 1.250%, 06/22/26 (144A)	375,000	373,289
Banco Bilbao Vizcaya Argentaria S.A. 0.750%, 09/11/22 (EUR)	400,000	480,513
Banco Bradesco S.A. 2.850%, 01/27/23 (144A)	200,000	204,002
Banco Santander S.A. 3.125%, 02/23/23	200,000	208,336
Bank of America Corp. 0.523%, SOFR + 0.410%, 06/14/24 (c)	255,000	254,946
Bank of Montreal 0.949%, SOFR + 0.603%, 01/22/27 (c)	500,000	491,753
Bank of New Zealand 1.000%, 03/03/26 (144A)	250,000	246,612
Bank of Nova Scotia (The) 1.050%, 03/02/26	295,000	291,863
1.900%, 12/02/21 (CAD)	1,000,000	812,109
Barclays plc 3.650%, 03/16/25	225,000	243,626
BNP Paribas S.A. 4.625%, 03/13/27 (144A)	355,000	400,606
Cooperative Rabobank UA 4.375%, 08/04/25	350,000	390,806
Credit Agricole S.A. 3.250%, 10/04/24 (144A)	665,000	712,509
4.375%, 03/17/25 (144A)	200,000	219,930
Credit Suisse Group AG 3.091%, SOFR + 1.730%, 05/14/32 (144A) (c)	250,000	257,563
4.194%, SOFR + 3.730%, 04/01/31 (144A) (c)	250,000	280,957

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
DNB Bank ASA 1.535%, 1Y H15 + 0.720%, 05/25/27 (144A) (c)	410,000	$410,746
Goldman Sachs Group, Inc. 0.657%, SOFR + 0.505%, 09/10/24 (c)	255,000	254,579
Industrial & Commercial Bank of China, Ltd. 2.957%, 11/08/22	250,000	257,228
ING Groep NV 1.400%, 1Y H15 + 1.100%, 07/01/26 (144A) (c)	205,000	205,502
Itau Unibanco Holding S.A. 2.900%, 01/24/23 (144A)	200,000	204,220
Kookmin Bank 1.375%, 05/06/26 (144A)	315,000	315,312
Kreditanstalt fuer Wiederaufbau 1.250%, 08/28/23 (NOK)	4,220,000	493,928
Lloyds Banking Group plc 3.870%, 1Y H15 + 3.500%, 07/09/25 (c)	200,000	216,674
4.500%, 11/04/24	200,000	221,245
Macquarie Group Ltd. 1.629%, SOFR + 0.910%, 09/23/27 (144A) (c)	425,000	421,773
NatWest Markets plc 0.800%, 08/12/24 (144A)	200,000	199,083
Nordea Bank Abp 0.750%, 08/28/25 (144A)	410,000	405,652
Royal Bank of Canada 0.875%, 01/20/26	305,000	300,825
1.200%, 04/27/26	235,000	234,838
2.250%, 11/01/24	350,000	366,771
Santander Holdings U.S.A., Inc. 3.450%, 06/02/25	100,000	107,462
Societe Generale S.A. 4.750%, 11/24/25 (144A)	260,000	289,914
Standard Chartered plc 3.125%, 11/19/24 (EUR)	250,000	326,234
TC Ziraat Bankasi AS 5.375%, 03/02/26 (144A)	250,000	245,625
Toronto-Dominion Bank (The) 3.500%, 07/19/23	335,000	356,090
UniCredit S.p.A. 7.296%, 5Y USD ICE Swap + 4.914%, 04/02/34 (144A) (c)	325,000	390,754
Westpac Banking Corp. 2.650%, 01/16/30	400,000	428,056

		12,521,931

Beverages—0.1%
Anheuser-Busch InBev S.A. 2.000%, 01/23/35 (EUR)	345,000	455,801
Diageo Capital plc 2.125%, 04/29/32	200,000	200,846

		656,647

Building Materials—0.2%
JELD-WEN, Inc. 4.625%, 12/15/25 (144A)	975,000	993,291

Building Materials—(Continued)
Masco Corp. 6.500%, 08/15/32	8,000	10,642
7.750%, 08/01/29	94,000	128,931

		1,132,864

Chemicals—0.2%
Braskem Netherlands Finance B.V. 4.500%, 01/10/28	200,000	210,740
4.500%, 01/31/30	200,000	208,384
Ecolab, Inc. 4.800%, 03/24/30	20,000	24,468
LG Chem, Ltd.
3.250%, 10/15/24 (144A)	200,000	214,850
Minerals Technologies, Inc. 5.000%, 07/01/28 (144A)	125,000	129,962
Orbia Advance Corp. S.A.B. de C.V. 1.875%, 05/11/26 (144A)	210,000	212,415
4.000%, 10/04/27	200,000	219,250

		1,220,069

Commercial Services—0.2%
Adani Ports & Special Economic Zone, Ltd. 3.100%, 02/02/31 (144A)	200,000	190,322
4.200%, 08/04/27	280,000	291,698
Edenred 1.875%, 03/06/26 (EUR)	200,000	256,701
Holding d’Infrastructures de Transport SAS 0.625%, 03/27/23 (EUR)	100,000	119,823
1.625%, 11/27/27 (EUR)	100,000	126,144
Square, Inc. 3.500%, 06/01/31 (144A)	55,000	55,481
TriNet Group, Inc. 3.500%, 03/01/29 (144A)	85,000	83,810

		1,123,979

Cosmetics/Personal Care—0.0%
Avon Products, Inc. 8.450%, 03/15/43	40,000	51,874

Diversified Financial Services—0.9%
Aircastle, Ltd. 5.250%, 5Y H15 + 4.410%, 06/15/26 (144A) (c)	35,000	35,350
Ally Financial, Inc. 4.700%, 5Y H15 + 3.868%, 05/15/26 (b) (c)	125,000	129,463
4.700%, 7Y H15 + 3.481%, 05/15/28 (c)	105,000	106,344
Antares Holdings L.P. 6.000%, 08/15/23 (144A) (b)	255,000	276,205
BOC Aviation, Ltd. 2.750%, 09/18/22 (144A)	210,000	213,751
Brookfield Finance, Inc. 3.900%, 01/25/28	185,000	206,455
Nationstar Mortgage Holdings, Inc. 5.500%, 08/15/28 (144A)	130,000	131,057
Navient Corp. 5.625%, 08/01/33	755,000	729,926

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
OneMain Finance Corp. 5.625%, 03/15/23	135,000	$143,944
8.250%, 10/01/23	65,000	73,125
Power Finance Corp., Ltd. 3.950%, 04/23/30 (144A)	200,000	205,751
Quicken Loans LLC 5.250%, 01/15/28 (144A)	70,000	73,500
Quicken Loans LLC / Quicken Loans Co-Issuer, Inc. 3.625%, 03/01/29 (144A)	515,000	508,562
3.875%, 03/01/31 (144A)	1,010,000	1,017,565
Unifin Financiera S.A.B. de C.V. 7.250%, 09/27/23	245,000	241,325
9.875%, 01/28/29 (b)	250,000	248,198

		4,340,521

Electric—0.5%
AES Corp. (The) 3.950%, 07/15/30 (144A)	20,000	21,870
Colbun S.A. 3.150%, 03/06/30	295,000	300,531
Edison International 4.950%, 04/15/25	20,000	22,143
EDP Finance B.V. 1.710%, 01/24/28 (144A)	205,000	203,059
Empresas Publicas de Medellin E.S.P. 4.250%, 07/18/29 (144A)	200,000	198,000
Enel Chile S.A. 4.875%, 06/12/28	110,000	126,862
Engie Energia Chile S.A. 3.400%, 01/28/30	305,000	312,625
Engie S.A. 1.250%, 10/24/41 (EUR)	200,000	244,173
Korea East-West Power Co., Ltd. 1.750%, 05/06/25 (144A)	200,000	204,148
Naturgy Finance B.V. 1.500%, 01/29/28 (EUR)	200,000	255,468
NRG Energy, Inc. 3.625%, 02/15/31 (144A)	80,000	78,616
Pacific Gas and Electric Co. 3.500%, 08/01/50	130,000	115,864
3.950%, 12/01/47	175,000	162,761
Transelec S.A. 4.250%, 01/14/25 (144A)	460,000	499,335

		2,745,455

Engineering & Construction—0.1%
Cellnex Telecom S.A. 1.750%, 10/23/30 (EUR)	400,000	471,952
Sydney Airport Finance Co. Pty, Ltd. 3.375%, 04/30/25 (144A)	40,000	42,787

		514,739

Entertainment—0.0%
Everi Holdings, Inc. 5.000%, 07/15/29 (144A)	10,000	10,250
Penn National Gaming, Inc. 4.125%, 07/01/29 (144A)	35,000	34,956
Scientific Games International, Inc. 7.000%, 05/15/28 (144A)	110,000	120,142
7.250%, 11/15/29 (144A)	60,000	67,680

		233,028

Food—0.3%
BRF S.A. 4.875%, 01/24/30	365,000	383,250
Fonterra Co-operative Group, Ltd. 5.500%, 02/26/24 (AUD)	500,000	422,133
JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc. 3.750%, 12/01/31 (144A)	80,000	81,860
Kraft Heinz Foods Co. 4.375%, 06/01/46	295,000	334,294
5.500%, 06/01/50	165,000	214,129
Sigma Alimentos S.A. de C.V. 4.125%, 05/02/26	200,000	218,000

		1,653,666

Forest Products & Paper—0.2%
Celulosa Arauco y Constitucion S.A. 4.500%, 08/01/24 (b)	200,000	215,662
Inversiones CMPC S.A. 4.375%, 05/15/23 (144A)	400,000	419,404
Suzano Austria GmbH 3.125%, 01/15/32	125,000	123,796
3.750%, 01/15/31	60,000	62,925

		821,787

Healthcare-Products—0.1%
DH Europe Finance II S.a.r.l. 0.750%, 09/18/31 (EUR)	140,000	166,047
Medtronic Global Holdings Co. 1.125%, 03/07/27 (EUR)	105,000	131,370

		297,417

Healthcare-Services—0.1%
Catalent Pharma Solutions, Inc. 3.125%, 02/15/29 (144A)	30,000	29,051
Centene Corp. 2.500%, 03/01/31	275,000	271,219
3.000%, 10/15/30	115,000	118,137
Charles River Laboratories International, Inc. 3.750%, 03/15/29 (144A)	20,000	20,275
4.000%, 03/15/31 (144A)	20,000	20,807
Tenet Healthcare Corp. 6.875%, 11/15/31	130,000	147,550

		607,039

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Holding Companies-Diversified—0.1%
CK Hutchison International 19, Ltd. 3.625%, 04/11/29 (144A) (b)	225,000	$249,158

Home Builders—0.0%
Beazer Homes USA, Inc. 7.250%, 10/15/29	120,000	133,238

Insurance—0.2%
AIA Group, Ltd. 3.200%, 03/11/25 (144A)	200,000	212,566
3.600%, 04/09/29	200,000	221,438
3.900%, 04/06/28 (144A)	260,000	291,634
Athene Global Funding 1.608%, 06/29/26 (144A)	100,000	100,011
Radian Group, Inc. 6.625%, 03/15/25	130,000	146,704

		972,353

Internet—0.7%
Alibaba Group Holding, Ltd. 3.400%, 12/06/27	240,000	262,251
Baidu, Inc. 3.875%, 09/29/23	200,000	212,524
Expedia Group, Inc. 2.950%, 03/15/31	400,000	405,326
Go Daddy Operating Co. LLC / GD Finance Co., Inc. 3.500%, 03/01/29 (144A)	95,000	94,382
Netflix, Inc.
4.875%, 04/15/28	90,000	104,625
4.875%, 06/15/30 (144A)	235,000	279,485
5.375%, 11/15/29 (144A)	25,000	30,365
Tencent Holdings, Ltd.
2.985%, 01/19/23 (144A)	200,000	206,894
3.280%, 04/11/24 (144A)	200,000	213,000
Uber Technologies, Inc.
6.250%, 01/15/28 (144A) (b)	1,175,000	1,264,547
7.500%, 09/15/27 (144A)	120,000	131,878
Weibo Corp. 3.500%, 07/05/24	200,000	210,844

		3,416,121

Investment Companies—0.6%
Icahn Enterprises L.P. / Icahn Enterprises Finance Corp. 4.375%, 02/01/29 (144A)	1,625,000	1,616,875
Owl Rock Capital Corp.
2.875%, 06/11/28	270,000	267,974
4.250%, 01/15/26	480,000	518,567
Owl Rock Technology Finance Corp.
2.500%, 01/15/27	160,000	157,962
4.750%, 12/15/25 (144A)	230,000	252,864

		2,814,242

Iron/Steel—0.0%
Arcelor Mittal 7.000%, 05/01/41	95,000	131,950

Leisure Time—0.3%
Carnival Corp. 5.750%, 03/01/27 (144A)	500,000	523,750
NCL Corp., Ltd. 5.875%, 03/15/26 (144A)	425,000	445,187
NCL Finance, Ltd. 6.125%, 03/15/28 (144A)	85,000	89,076
Royal Caribbean Cruises, Ltd.
4.250%, 07/01/26 (144A)	50,000	49,938
5.500%, 04/01/28 (144A) (b)	450,000	471,285

		1,579,236

Lodging—0.1%
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower ESC
4.875%, 07/01/31 (144A)	65,000	64,830
5.000%, 06/01/29 (144A)	50,000	51,125
Marriott Ownership Resorts, Inc. 4.500%, 06/15/29 (144A)	90,000	91,237
Travel + Leisure Co.
4.625%, 03/01/30 (144A)	65,000	66,995
6.000%, 04/01/27	10,000	10,986
6.625%, 07/31/26 (144A)	10,000	11,330

		296,503

Machinery-Diversified—0.0%
John Deere Capital Corp. 0.450%, 06/07/24	125,000	124,609

Media—0.8%
AMC Networks, Inc. 4.250%, 02/15/29	45,000	45,394
Cable Onda S.A. 4.500%, 01/30/30 (144A)	200,000	210,880
CCO Holdings LLC / CCO Holdings Capital Corp. 4.250%, 02/01/31 (144A)	1,045,000	1,064,594
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.400%, 12/01/61	680,000	730,650
Clear Channel Worldwide Holdings, Inc. 5.125%, 08/15/27 (144A)	130,000	133,279
CSC Holdings LLC 5.375%, 02/01/28 (144A)	200,000	211,590
DISH DBS Corp.
5.125%, 06/01/29 (144A)	75,000	74,057
5.875%, 11/15/24	475,000	510,031
Grupo Televisa S.A.B. 7.250%, 05/14/43 (MXN)	6,000,000	218,942
iHeartCommunications, Inc.
4.750%, 01/15/28 (144A)	120,000	123,450
5.250%, 08/15/27 (144A)	70,000	73,178
8.375%, 05/01/27	235,000	251,744
Time Warner Cable LLC
4.500%, 09/15/42	45,000	50,020
5.500%, 09/01/41	30,000	37,184

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Videotron, Ltd. 5.125%, 04/15/27 (144A)	230,000	$240,350

		3,975,343

Mining—0.6%
Anglo American Capital plc
2.625%, 09/10/30 (144A)	200,000	200,757
5.625%, 04/01/30 (144A)	200,000	244,705
Corp. Nacional del Cobre de Chile 3.000%, 09/30/29 (144A)	285,000	296,015
FMG Resources Pty, Ltd. 4.375%, 04/01/31 (144A)	85,000	90,936
Freeport-McMoRan, Inc.
4.375%, 08/01/28	325,000	343,281
5.400%, 11/14/34	745,000	899,815
5.450%, 03/15/43	310,000	378,919
Glencore Funding LLC
1.625%, 09/01/25 (144A)	410,000	414,661
Novelis Corp. 4.750%, 01/30/30 (144A)	50,000	52,500

		2,921,589

Multi-National—0.2%
International Bank for Reconstruction & Development 2.200%, 01/18/22 (CAD)	640,000	521,593
Nordic Investment Bank 1.500%, 03/13/25 (NOK)	4,930,000	577,778

		1,099,371

Oil & Gas—0.8%
BP Capital Markets America, Inc. 3.216%, 11/28/23	175,000	185,301
Continental Resources, Inc.
3.800%, 06/01/24	30,000	31,725
5.750%, 01/15/31 (144A)	85,000	101,788
Cosan Luxembourg S.A. 5.000%, 03/14/23 (144A)	200,000	200,300
Ecopetrol S.A. 5.875%, 05/28/45	325,000	348,237
EQT Corp.
3.125%, 05/15/26 (144A)	10,000	10,247
3.625%, 05/15/31 (144A)	15,000	15,638
Equinor ASA 3.625%, 04/06/40	355,000	404,728
Occidental Petroleum Corp.
6.625%, 09/01/30 (b)	280,000	336,000
8.875%, 07/15/30	220,000	294,226
Ovintiv, Inc.
6.500%, 08/15/34	10,000	13,201
6.500%, 02/01/38	5,000	6,657
6.625%, 08/15/37	25,000	33,357
7.200%, 11/01/31	5,000	6,579
7.375%, 11/01/31	5,000	6,639
8.125%, 09/15/30	10,000	13,628

Oil & Gas—(Continued)
Petrobras Global Finance B.V. 5.999%, 01/27/28	315,000	361,462
Petroleos Mexicanos 5.950%, 01/28/31	450,000	437,175
Qatar Petroleum 2.250%, 07/12/31 (144A)	305,000	301,758
Raizen Fuels Finance S.A. 5.300%, 01/20/27 (144A)	200,000	225,910
Range Resources Corp.
4.875%, 05/15/25	130,000	134,550
5.000%, 03/15/23	86,000	89,010
Thaioil Treasury Center Co., Ltd. 3.625%, 01/23/23 (144A) (b)	350,000	362,264

		3,920,380

Packaging & Containers—0.0%
Silgan Holdings, Inc. 3.250%, 03/15/25 (EUR)	100,000	119,464

Pharmaceuticals—0.5%
Teva Pharmaceutical Finance Co. LLC 6.150%, 02/01/36 (b)	250,000	275,000
Teva Pharmaceutical Finance Netherlands III B.V.
3.150%, 10/01/26	455,000	432,819
4.100%, 10/01/46 (b)	2,080,000	1,822,600

		2,530,419

Pipelines—0.2%
Abu Dhabi Crude Oil Pipeline LLC 3.650%, 11/02/29	385,000	428,340
Enbridge Energy Partners L.P. 7.375%, 10/15/45	90,000	141,212
Enbridge, Inc. 2.900%, 07/15/22	125,000	128,000
EnLink Midstream Partners L.P. 5.450%, 06/01/47	60,000	53,250
MPLX L.P.
4.500%, 07/15/23	10,000	10,696
4.875%, 06/01/25	40,000	45,153

		806,651

Real Estate—0.0%
Goodman Australia Industrial Fund Bond Issuer Pty, Ltd. 3.400%, 09/30/26 (144A)	215,000	233,959

Real Estate Investment Trusts—0.2%
Iron Mountain, Inc. 4.875%, 09/15/29 (144A)	125,000	129,025
Prologis Euro Finance LLC
0.250%, 09/10/27 (EUR)	320,000	379,768
0.375%, 02/06/28 (EUR)	110,000	131,415
Prologis L.P. 2.250%, 06/30/29 (GBP)	135,000	198,717

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
Realty Income Corp. 1.625%, 12/15/30 (GBP)	125,000	$171,018
SBA Communications Corp. 3.125%, 02/01/29 (144A)	155,000	149,430

		1,159,373

Retail—0.1%
1011778 BC ULC / New Red Finance, Inc. 4.000%, 10/15/30 (144A)	80,000	77,400
Carvana Co. 5.500%, 04/15/27 (144A)	180,000	185,892
Lithia Motors, Inc. 3.875%, 06/01/29 (144A)	35,000	36,279
Walmart, Inc. 3.700%, 06/26/28	235,000	267,511
Yum! Brands, Inc. 4.625%, 01/31/32	175,000	183,750

		750,832

Semiconductors—0.1%
Broadcom, Inc.
5.000%, 04/15/30	85,000	100,281
SK Hynix, Inc. 2.375%, 01/19/31 (144A)	300,000	292,119
Skyworks Solutions, Inc. 1.800%, 06/01/26	15,000	15,189

		407,589

Telecommunications—1.1%
America Movil S.A.B. de C.V. 2.125%, 03/10/28 (EUR)	235,000	308,996
2.875%, 05/07/30	200,000	210,799
AT&T, Inc. 3.500%, 09/15/53 (144A)	55,000	55,257
3.650%, 09/15/59 (144A)	147,000	149,073
3.800%, 12/01/57 (144A)	90,000	93,769
British Telecommunications plc 3.250%, 11/08/29 (144A)	200,000	212,343
Cincinnati Bell, Inc. 8.000%, 10/15/25 (144A)	15,000	15,769
CommScope Technologies LLC 5.000%, 03/15/27 (144A)	580,000	593,775
KT Corp. 2.500%, 07/18/26 (144A)	210,000	220,215
Millicom International Cellular S.A. 6.250%, 03/25/29 (144A)	180,000	196,803
6.625%, 10/15/26	180,000	190,350
MTN Mauritius Investments, Ltd. 4.755%, 11/11/24	200,000	213,458
4.755%, 11/11/24 (144A)	400,000	426,916
Ooredoo International Finance, Ltd. 2.625%, 04/08/31 (144A)	250,000	252,930

Telecommunications—(Continued)
T-Mobile USA, Inc. 3.375%, 04/15/29	760,000	784,315
3.500%, 04/15/31	425,000	439,684
3.875%, 04/15/30	355,000	396,826
Telefonica Emisiones S.A. 1.495%, 09/11/25 (EUR)	200,000	251,277
Turk Telekomunikasyon 6.875%, 02/28/25	360,000	397,138
Turkcell Iletisim Hizmetleri AS 5.800%, 04/11/28	215,000	228,767

		5,638,460

Total Corporate Bonds & Notes (Cost $65,701,074)		69,466,988

Foreign Government—9.4%

Banks—0.1%
Corp. Financiera de Desarrollo S.A. 2.400%, 09/28/27 (144A)	365,000	358,065

Gas—0.1%
Korea Gas Corp. 2.750%, 07/20/22 (144A)	260,000	266,009

Regional Government—0.2%
New South Wales Treasury Corp. 2.000%, 03/08/33 (AUD)	1,480,000	1,112,381
Province of Quebec Canada 2.300%, 09/01/29 (CAD)	310,000	260,446

		1,372,827

Sovereign—8.9%
Australia Government Bond 5.500%, 04/21/23 (AUD)	950,000	782,103
Brazil Notas do Tesouro Nacional 10.000%, 01/01/31 (BRL)	2,451,000	495,387
Brazilian Government International Bonds 4.500%, 05/30/29	340,000	363,317
4.625%, 01/13/28	290,000	313,267
Canadian Government Bonds 0.500%, 09/01/25 (CAD)	3,600,000	2,858,625
0.500%, 03/01/22 (CAD)	535,000	432,437
0.750%, 09/01/21 (CAD)	3,205,000	2,588,175
Chile Government International Bond 2.550%, 01/27/32 (b)	350,000	357,700
China Government Bonds 2.200%, 07/27/25 (CNY)	11,000,000	1,676,051
3.390%, 05/21/25 (CNY)	1,000,000	159,265
3.900%, 07/04/36 (CNY)	3,000,000	505,716
4.000%, 11/30/35 (CNY)	7,500,000	1,281,504
Colombia Government International Bond 3.875%, 04/25/27	200,000	212,366

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Colombian TES 6.250%, 11/26/25 (COP)	1,305,500,000	$352,705
7.500%, 08/26/26 (COP)	4,868,600,000	1,373,463
Dominican Republic International Bonds 4.500%, 01/30/30 (144A)	235,000	240,290
4.875%, 09/23/32 (144A)	150,000	154,500
6.000%, 07/19/28 (144A)	200,000	227,300
8.625%, 04/20/27 (144A)	200,000	245,180
Egypt Government International Bonds 5.250%, 10/06/25	200,000	210,760
7.625%, 05/29/32	200,000	212,020
Export Development Canada 1.800%, 09/01/22 (CAD)	250,000	204,971
Export-Import Bank of India 2.250%, 01/13/31 (144A) (b)	310,000	286,991
Export-Import Bank of Korea 3.000%, 11/01/22	200,000	206,706
6.750%, 08/09/22 (INR)	17,900,000	244,768
6.900%, 02/07/23 (INR)	70,500,000	967,442
French Republic Government Bond OAT 4.250%, 10/25/23 (EUR)	390,000	515,329
Indonesia Government International Bonds 2.850%, 02/14/30	200,000	207,359
2.875%, 07/08/21 (144A) (EUR)	220,000	260,985
4.125%, 01/15/25 (144A)	200,000	220,701
4.200%, 10/15/50	200,000	227,550
4.750%, 01/08/26	200,000	228,293
4.750%, 01/08/26 (144A)	200,000	228,293
Indonesia Treasury Bonds 7.000%, 09/15/30 (IDR)	5,500,000,000	391,695
7.500%, 05/15/38 (IDR)	6,358,000,000	448,787
Ireland Government Bond Zero Coupon, 10/18/31 (EUR)	405,000	472,156
3.400%, 03/18/24 (EUR)	65,000	85,360
Israel Government Bond - Fixed 1.000%, 03/31/30 (ILS)	2,675,000	812,806
Italy Buoni Poliennali Del Tesoro 1.350%, 04/01/30 (EUR)	895,000	1,124,017
2.000%, 02/01/28 (EUR)	325,000	426,095
2.500%, 11/15/25 (EUR)	605,000	795,431
Japan Government Thirty Year Bond 0.500%, 03/20/49 (JPY)	335,000,000	2,903,956
Japanese Government CPI Linked Bond 0.100%, 03/10/28 (JPY) (d)	84,246,490	777,287
Korea Treasury Bonds 0.875%, 12/10/23 (KRW)	500,000,000	438,391
1.125%, 09/10/25 (KRW)	500,000,000	433,547
1.500%, 12/10/30 (KRW)	1,120,530,000	944,325
2.000%, 09/10/22 (KRW)	380,000,000	341,119
Malaysia Government Bond 3.480%, 03/15/23 (MYR)	3,295,000	814,061
Mexican Bonos 5.750%, 03/05/26 (MXN)	24,011,500	1,171,112
7.500%, 06/03/27 (MXN)	8,252,400	431,448
8.000%, 12/07/23 (MXN)	1,835,000	96,437
8.500%, 05/31/29 (MXN)	14,420,800	795,842

Sovereign—(Continued)
Mexico Government International Bonds 3.250%, 04/16/30	335,000	345,874
4.000%, 03/15/15 (EUR)	100,000	127,886
New Zealand Government Bond 1.500%, 05/15/31 (NZD)	690,000	470,267
3.000%, 04/20/29 (NZD)	455,000	352,050
Norway Government Bond 2.000%, 05/24/23 (144A) (NOK)	1,477,000	175,898
Paraguay Government International Bond 4.950%, 04/28/31 (144A)	200,000	229,502
Peruvian Government International Bond 2.392%, 01/23/26	125,000	129,007
Republic of Italy Government International Bond 2.375%, 10/17/24	280,000	290,973
Republic of Poland Government Bonds 1.250%, 10/25/30 (PLN)	3,000,000	761,711
3.250%, 07/25/25 (PLN)	1,445,000	412,589
Republic of South Africa Government International Bond 5.750%, 09/30/49 (b)	965,000	986,172
Romania Government Bond 4.150%, 10/24/30 (RON)	3,345,000	853,689
Romanian Government International Bond 2.000%, 04/14/33 (144A) (EUR)	120,000	141,102
Singapore Government Bonds 2.125%, 06/01/26 (SGD)	1,120,000	880,433
2.750%, 07/01/23 (SGD)	515,000	400,219
South Africa Government Bonds 7.000%, 02/28/31 (ZAR)	11,655,000	700,198
8.875%, 02/28/35 (ZAR)	5,960,000	378,843
Spain Government Bonds 0.750%, 07/30/21 (EUR)	185,000	219,577
1.600%, 04/30/25 (144A) (EUR)	180,000	229,633
1.950%, 07/30/30 (144A) (EUR)	310,000	421,626
2.700%, 10/31/48 (144A) (EUR)	265,000	412,101
4.400%, 10/31/23 (144A) (EUR)	525,000	694,099
Sweden Government Bond 0.125%, 05/12/31 (144A) (SEK)	4,200,000	479,287
Turkey Government International Bonds 5.250%, 03/13/30	950,000	900,646
7.625%, 04/26/29	200,000	218,940
United Kingdom Gilt 1.500%, 07/22/26 (GBP)	640,000	936,066
2.750%, 09/07/24 (GBP)	215,000	321,533
4.250%, 06/07/32 (GBP)	125,000	234,314
Uruguay Government International Bond 8.250%, 05/21/31 (UYU)	9,950,000	231,365
4.375%, 01/23/31	170,000	197,797

		45,678,788

Transportation—0.1%
Network Rail Infrastructure Finance plc 4.750%, 01/22/24 (GBP)	235,000	361,503

Total Foreign Government (Cost $47,147,338)		48,037,192

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

U.S. Treasury & Government Agencies—4.5%

Security Description	Principal Amount*	Value

U.S. Treasury—4.5%
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/22 (d)	252,496	$258,999
0.375%, 07/15/27 (d)	1,113,248	1,241,446
0.625%, 04/15/23 (d)	2,525,874	2,671,852
U.S. Treasury Notes 0.125%, 01/31/23	2,170,000	2,167,881
0.125%, 03/31/23	2,715,000	2,710,864
0.125%, 04/30/23	2,030,000	2,026,194
0.125%, 05/31/23	2,445,000	2,439,747
0.125%, 12/15/23	3,550,000	3,531,279
0.750%, 03/31/26 (b)	6,085,000	6,057,665

Total U.S. Treasury & Government Agencies (Cost $22,291,098)		23,105,927

Convertible Bonds—1.8%

Airlines—0.1%
JetBlue Airways Corp. 0.500%, 04/01/26	35,000	34,878
Southwest Airlines Co. 1.250%, 05/01/25	155,000	234,728

		269,606

Biotechnology—0.5%
BioMarin Pharmaceutical, Inc. 0.599%, 08/01/24	2,110,000	2,186,593
Ionis Pharmaceuticals, Inc. Zero Coupon, 04/01/26	85,000	83,275
Livongo Health, Inc. 0.875%, 06/01/25	150,000	236,718

		2,506,586

Healthcare-Services—0.2%
Teladoc Health, Inc. 1.250%, 06/01/27	1,005,000	1,124,997

Internet—0.4%
Expedia Group, Inc. Zero Coupon, 02/15/26 (b)	460,000	496,800
Palo Alto Networks, Inc. 0.375%, 06/01/25	770,000	1,047,200
Twitter, Inc. Zero Coupon, 03/15/26	115,000	109,681
Uber Technologies, Inc. Zero Coupon, 12/15/25	355,000	359,970

		2,013,651

Leisure Time—0.0%
Peloton Interactive, Inc. Zero Coupon, 02/15/26	85,000	82,184

Media—0.6%
DISH Network Corp.
Zero Coupon, 12/15/25 (144A)	580,000	675,410
3.375%, 08/15/26	2,320,000	2,367,560

		3,042,970

Software—0.0%
Splunk, Inc. 1.125%, 06/15/27	30,000	29,231

Total Convertible Bonds (Cost $8,922,389)		9,069,225

Municipals—0.1%
Tobacco Settlement Financing Corp. 6.706%, 06/01/46 (Cost $644,820)	645,000	677,560

Convertible Preferred Stock—0.1%

Pipelines—0.1%
El Paso Energy Capital Trust I 4.750%, 03/31/28 (Cost $264,976)	5,754	289,139

Floating Rate Loans (e)—0.0%

Lodging—0.0%
Hilton Grand Vacations Borrower LLC Term Loan, 05/19/28 (f)	56,833	56,930

Pharmaceuticals—0.0%
Jazz Financing Lux S.a.r.l. Term Loan, 04/22/28 (f)	48,000	48,236

Total Floating Rate Loans (Cost $104,309)		105,166

Mortgage-Backed Securities—0.0%

Commercial Mortgage-Backed Securities—0.0%
Institutional Mortgage Securities Canada, Inc. 2.616%, 07/12/47 (144A) (CAD)	84,007	69,151

Total Mortgage-Backed Securities (Cost $78,394)		69,151

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Short-Term Investment—2.1%

Security Description	Principal Amount*	Value

Repurchase Agreement—2.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $10,948,304; collateralized by U.S. Treasury Note at 0.375%, maturing 04/15/24, with a market value of $11,167,362.	10,948,304	$10,948,304

Total Short-Term Investments (Cost $10,948,304)		10,948,304

Securities Lending Reinvestments (g)—0.8%

Certificate of Deposit—0.0%
Agricultural Bank of China 0.100%, 07/01/21	39,630	39,630

Repurchase Agreements—0.4%
Barclays Bank plc Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $100,001; collateralized by various Common Stock with an aggregate market value of $111,120.	100,000	100,000
Barclays Capital, Inc. Repurchase Agreement dated 06/30/21 at 0.030%, due on 07/01/21 with a maturity value of $878,853; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/29 - 11/15/43, and an aggregate market value of $896,429.	878,852	878,852
BofA Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $312,505; collateralized by U.S. Treasury Bond at 2.875%, maturing 05/15/49, and an aggregate market value of $318,755.	312,504	312,504
Deutsche Bank AG, London Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $32,148; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $32,791.	32,148	32,148
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $100,000; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $102,041.	100,000	100,000
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $500,024; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $555,556.	500,000	500,000

		1,923,504

Time Deposit—0.0%
Landesbank Baden-Wuettertemberg (London) 0.130%, 07/01/21	31,647	31,647

Mutual Funds—0.4%
Fidelity Government Portfolio, Institutional Class 0.010% (h)	750,000	750,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (h)	750,000	750,000
Wells Fargo Government Money Market Fund, Select Class 0.030% (h)	500,000	500,000

		2,000,000

Total Securities Lending Reinvestments (Cost $3,994,781)		3,994,781

Total Investments—100.8% (Cost $380,257,772)		516,213,186
Other assets and liabilities (net)—(0.8)%		(4,105,822)

Net Assets—100.0%		$512,107,364

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $4,368,775 and the collateral received consisted of cash in the amount of $3,994,781 and non-cash collateral with a value of $511,074. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(d)	Principal amount of security is adjusted for inflation.
(e)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(f)	This loan will settle after June 30, 2021, at which time the interest rate will be determined.
(g)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(h)	The rate shown represents the annualized seven-day yield as of June 30, 2021.

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2021, the market value of 144A securities was $38,660,591, which is 7.5% of net assets.

Country Diversification as of June 30, 2021 (Unaudited)	% of Net Assets
United States	62.8
United Kingdom	4.7
Canada	4.0
Netherlands	3.5
China	2.8
Taiwan	2.3
Japan	1.9
France	1.3
Sweden	1.3
India	1.1

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	14,107,000	MSC	09/15/21	USD	17,261,889	$(509,051)
GBP	796,000	UBSA	09/15/21	USD	1,123,339	(22,049)
JPY	1,176,000,000	CSI	09/15/21	USD	10,776,385	(184,216)
KRW	813,000,000	BOA	09/15/21	USD	728,887	(7,163)

Contracts to Deliver
BRL	3,300,000	BOA	09/02/21	USD	615,591	(42,960)
CAD	7,302,000	UBSA	09/15/21	USD	6,037,156	146,736
COP	7,721,975,000	CSI	09/15/21	USD	2,136,063	86,299
IDR	4,981,000,000	UBSA	09/15/21	USD	345,543	4,084
MXN	29,008,000	BOA	09/15/21	USD	1,460,455	18,729
NZD	660,000	MSC	09/15/21	USD	475,329	14,093
ZAR	15,585,000	CBNA	09/15/21	USD	1,130,913	49,759

Cross Currency Contracts to Buy
EUR	373,414	MSC	09/15/21	NOK	3,786,000	3,600

Net Unrealized Depreciation						$(442,139)

Futures Contracts

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Depreciation
U.S. Treasury Note Ultra 10 Year Futures	09/21/21	(22)	USD	(3,238,469)	$(388)

Glossary of Abbreviations

Counterparties

(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(CSI)—	Credit Suisse International
(MSC)—	Morgan Stanley & Co.
(UBSA)—	UBS AG

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Glossary of Abbreviations—(Continued)

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CNY)—	Chinese Yuan
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(ILS)—	Israeli Shekel
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PLN)—	Polish Zloty
(RON)—	New Romanian Leu
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar
(UYU)—	Uruguayan Peso
(ZAR)—	South African Rand

Index Abbreviations

(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt
(ICE)—	Intercontinental Exchange, Inc.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$6,053,290	$—	$—	$6,053,290
Banks	7,493,491	4,675,729	—	12,169,220
Capital Markets	15,961,899	—	—	15,961,899
Chemicals	19,869,543	—	—	19,869,543
Commercial Services & Supplies	4,164,114	—	—	4,164,114
Electronic Equipment, Instruments & Components	—	3,414,556	—	3,414,556
Food & Staples Retailing	9,165,696	—	—	9,165,696
Health Care Equipment & Supplies	15,576,688	—	—	15,576,688
Health Care Providers & Services	11,070,564	—	—	11,070,564
Hotels, Restaurants & Leisure	17,781,235	—	—	17,781,235
Industrial Conglomerates	10,974,938	—	—	10,974,938
Insurance	—	3,788,262	—	3,788,262
Interactive Media & Services	26,103,931	—	—	26,103,931
Internet & Direct Marketing Retail	31,045,360	—	—	31,045,360
IT Services	31,252,744	5,956,692	—	37,209,436
Leisure Products	10,153,021	—	—	10,153,021
Life Sciences Tools & Services	20,848,912	—	—	20,848,912
Machinery	8,578,455	6,049,264	—	14,627,719
Personal Products	9,543,990	—	—	9,543,990
Semiconductors & Semiconductor Equipment	16,963,825	29,373,714	—	46,337,539
Software	8,453,576	3,694,068	—	12,147,644

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Specialty Retail	$8,257,975	$—	$—	$8,257,975
Textiles, Apparel & Luxury Goods	4,184,221	—	—	4,184,221
Total Common Stocks	293,497,468	56,952,285	—	350,449,753
Total Corporate Bonds & Notes*	—	69,466,988	—	69,466,988
Total Foreign Government*	—	48,037,192	—	48,037,192
Total U.S. Treasury & Government Agencies*	—	23,105,927	—	23,105,927
Total Convertible Bonds*	—	9,069,225	—	9,069,225
Total Municipals*	—	677,560	—	677,560
Total Convertible Preferred Stock*	289,139	—	—	289,139
Total Floating Rate Loans*	—	105,166	—	105,166
Total Mortgage-Backed Securities*	—	69,151	—	69,151
Total Short-Term Investment*	—	10,948,304	—	10,948,304
Securities Lending Reinvestments
Certificate of Deposit	—	39,630	—	39,630
Repurchase Agreements	—	1,923,504	—	1,923,504
Time Deposit	—	31,647	—	31,647
Mutual Funds	2,000,000	—	—	2,000,000
Total Securities Lending Reinvestments	2,000,000	1,994,781	—	3,994,781
Total Investments	$295,786,607	$220,426,579	$—	$516,213,186

Collateral for Securities Loaned (Liability)	$—	$(3,994,781)	$—	$(3,994,781)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$323,300	$—	$323,300
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(765,439)	—	(765,439)
Total Forward Contracts	$—	$(442,139)	$—	$(442,139)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(388)	$—	$—	$(388)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$516,213,186
Cash denominated in foreign currencies (c)	1,221,275
Unrealized appreciation on forward foreign currency exchange contracts	323,300
Receivable for:
Investments sold	173,356
Fund shares sold	84,547
Dividends and interest	1,522,644

Total Assets	519,538,308
Liabilities
Cash collateral for forward foreign currency exchange contracts	110,000
Unrealized depreciation on forward foreign currency exchange contracts	765,439
Collateral for securities loaned	3,994,781
Payables for:
Investments purchased	1,197,692
Fund shares redeemed	398,543
Foreign taxes	192,780
Variation margin on futures contracts	388
Accrued Expenses:
Management fees	286,841
Distribution and service fees	71,009
Deferred trustees’ fees	217,084
Other expenses	196,387

Total Liabilities	7,430,944

Net Assets	$512,107,364

Net Assets Consist of:
Paid in surplus	$345,144,044
Distributable earnings (Accumulated losses) (d)	166,963,320

Net Assets	$512,107,364

Net Assets
Class A	$162,859,827
Class B	349,247,537
Capital Shares Outstanding*
Class A	8,668,502
Class B	18,805,815
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$18.79
Class B	18.57

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $380,257,772.
(b)	Includes securities loaned at value of $4,368,775.
(c)	Identified cost of cash denominated in foreign currencies was $1,225,777.
(d)	Includes foreign capital gains tax of $192,780.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends (a)	$1,254,976
Interest (b)	2,271,972
Securities lending income	16,152

Total investment income	3,543,100
Expenses
Management fees	1,719,827
Administration fees	17,580
Custodian and accounting fees	66,128
Distribution and service fees—Class B	418,047
Audit and tax services	34,286
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	26,312
Insurance	1,715
Miscellaneous	9,869

Total expenses	2,345,164
Less management fee waiver	(25,137)
Less broker commission recapture	(7,389)

Net expenses	2,312,638

Net Investment Income	1,230,462

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments (c)	33,423,647
Foreign currency transactions	48,352
Forward foreign currency transactions	(1,044,283)

Net realized gain (loss)	32,427,716

Net change in unrealized appreciation (depreciation) on:
Investments (d)	8,351,056
Futures contracts	(388)
Foreign currency transactions	(55,410)
Forward foreign currency transactions	(492,637)

Net change in unrealized appreciation (depreciation)	7,802,621

Net realized and unrealized gain (loss)	40,230,337

Net Increase (Decrease) in Net Assets From Operations	$41,460,799

(a)	Net of foreign withholding taxes of $48,374.
(b)	Net of foreign withholding taxes of $10,256.
(c)	Net of foreign capital gains tax of $63,513.
(d)	Includes change in foreign capital gains tax of $128,509.

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$1,230,462	$3,691,043
Net realized gain (loss)	32,427,716	47,908,920
Net change in unrealized appreciation (depreciation)	7,802,621	11,233,002

Increase (decrease) in net assets from operations	41,460,799	62,832,965

From Distributions to Shareholders
Class A	(16,906,144)	(10,733,306)
Class B	(35,968,557)	(21,305,257)

Total distributions	(52,874,701)	(32,038,563)

Increase (decrease) in net assets from capital share transactions	37,903,541	(7,586,532)

Total increase (decrease) in net assets	26,489,639	23,207,870

Net Assets
Beginning of period	485,617,725	462,409,855

End of period	$512,107,364	$485,617,725

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	79,773	$1,565,332	375,543	$6,594,577
Reinvestments	915,330	16,906,144	657,275	10,733,306
Redemptions	(476,513)	(9,349,438)	(1,331,860)	(23,365,984)

Net increase (decrease)	518,590	$9,122,038	(299,042)	$(6,038,101)

Class B
Sales	863,397	$16,898,602	1,690,432	$29,421,714
Reinvestments	1,969,801	35,968,557	1,317,579	21,305,257
Redemptions	(1,232,215)	(24,085,656)	(3,025,349)	(52,275,402)

Net increase (decrease)	1,600,983	$28,781,503	(17,338)	$(1,548,431)

Increase (decrease) derived from capital shares transactions		$37,903,541		$(7,586,532)

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$19.30		$18.14	$15.81	$18.15	$15.02	$15.07

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.07		0.18	0.25	0.33	0.31	0.34
Net realized and unrealized gain (loss)	1.59		2.32	3.96	(1.11)	3.16	0.38

Total income (loss) from investment operations	1.66		2.50	4.21	(0.78)	3.47	0.72

Less Distributions
Distributions from net investment income	(0.21)		(0.17)	(0.32)	(0.39)	(0.27)	(0.29)
Distributions from net realized capital gains	(1.96)		(1.17)	(1.56)	(1.17)	(0.07)	(0.48)

Total distributions	(2.17)		(1.34)	(1.88)	(1.56)	(0.34)	(0.77)

Net Asset Value, End of Period	$18.79		$19.30	$18.14	$15.81	$18.15	$15.02

Total Return (%) (b)	8.78	(c)	15.11	27.86	(5.20)	23.33	5.03

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	(d)	0.79	0.78	0.78	0.78	0.78
Net ratio of expenses to average net assets (%) (e)	0.77	(d)	0.78	0.78	0.78	0.78	0.78
Ratio of net investment income (loss) to average net assets (%)	0.67	(d)	1.00	1.45	1.85	1.87	2.30
Portfolio turnover rate (%)	30	(c)	43	27	29	27	38
Net assets, end of period (in millions)	$162.9		$157.3	$153.3	$134.7	$161.3	$145.7

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$19.08		$17.95	$15.65	$17.98	$14.89	$14.94

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.04		0.13	0.21	0.28	0.27	0.30
Net realized and unrealized gain (loss)	1.58		2.29	3.92	(1.10)	3.12	0.38

Total income (loss) from investment operations	1.62		2.42	4.13	(0.82)	3.39	0.68

Less Distributions
Distributions from net investment income	(0.17)		(0.12)	(0.27)	(0.34)	(0.23)	(0.25)
Distributions from net realized capital gains	(1.96)		(1.17)	(1.56)	(1.17)	(0.07)	(0.48)

Total distributions	(2.13)		(1.29)	(1.83)	(1.51)	(0.30)	(0.73)

Net Asset Value, End of Period	$18.57		$19.08	$17.95	$15.65	$17.98	$14.89

Total Return (%) (b)	8.64	(c)	14.79	27.52	(5.39)	22.97	4.78

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	(d)	1.04	1.03	1.03	1.03	1.03
Net ratio of expenses to average net assets (%) (e)	1.02	(d)	1.03	1.03	1.03	1.03	1.03
Ratio of net investment income (loss) to average net assets (%)	0.42	(d)	0.75	1.20	1.60	1.62	2.05
Portfolio turnover rate (%)	30	(c)	43	27	29	27	38
Net assets, end of period (in millions)	$349.2		$328.3	$309.1	$271.3	$323.5	$303.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Global Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTI-21

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

BHFTI-22

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include

BHFTI-23

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period.

The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value. As of June 30, 2021, the Portfolio had no when-issued and delayed-delivery securities.

BHFTI-24

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $10,948,304. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $1,923,504. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day.

If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent. Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2021
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Convertible Bonds	$(115,238)	$—	$—	$—	$(115,238)
Corporate Bonds & Notes	(1,802,502)	—	—	—	(1,802,502)
Foreign Government	(1,584,765)	—	—	—	(1,584,765)
U.S. Treasury & Government Agencies	(492,276)	—	—	—	(492,276)
Total Borrowings	$(3,994,781)	$—	$—	$—	$(3,994,781)
Gross amount of recognized liabilities for securities lending transactions					$(3,994,781)

BHFTI-25

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Unrealized depreciation on futures contracts (a) (b)	$388
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$323,300	Unrealized depreciation on forward foreign currency exchange contracts	765,439

Total		$323,300		$765,827

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.

BHFTI-26

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2021.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$18,729	$(18,729)	$—	$—
Citibank N.A.	49,759	—	—	49,759
Credit Suisse International	86,299	(86,299)	—	—
Morgan Stanley & Co.	17,693	(17,693)	—	—
UBS AG	150,820	(22,049)	(110,000)	18,771

	$323,300	$(144,770)	$(110,000)	$68,530

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2021.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$50,123	$(18,729)	$—	$31,394
Credit Suisse International	184,216	(86,299)	—	97,917
Morgan Stanley & Co.	509,051	(17,693)	—	491,358
UBS AG	22,049	(22,049)	—	—

	$765,439	$(144,770)	$—	$620,669

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$(1,044,283)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$(492,637)	$(492,637)
Futures contracts	(388)	—	(388)

	$(388)	$(492,637)	$(493,025)

For the six months ended June 30, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$42,441,876
Futures contracts short	(3,238,469)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

BHFTI-27

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

BHFTI-28

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$19,111,619	$126,006,664	$22,784,794	$137,945,483

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$1,719,827	0.700%	First $ 500 million
	0.650%	$ 500 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.020%	First $ 250 million
0.025%	$500 million to $1 billion
0.050%	Over $1.5 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are shown as a management fee waiver in the Statement of Operations.

BHFTI-29

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$381,658,805

Gross unrealized appreciation	139,879,156
Gross unrealized depreciation	(5,786,245)

Net unrealized appreciation (depreciation)	$134,092,911

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$3,376,975	$7,419,855	$28,661,588	$37,724,421	$32,038,563	$45,144,276

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$6,080,516	$46,480,206	$126,025,507	$—	$178,586,229

BHFTI-30

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-31

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-32

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Managed by Loomis Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A, B, and E shares of the Loomis Sayles Growth Portfolio returned 13.80%, 13.63%, and 13.75%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index¹, returned 12.99%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. equity market delivered strong returns with relatively low volatility in the first half of 2021. As the country gradually re-opened from the COVID-19 lockdowns, economic growth picked up considerably and corporate earnings consistently exceeded already elevated expectations. These trends, in conjunction with the lack of significant negative headlines, fueled investors’ appetite for risk and helped most major indexes close at or near their all-time highs. Notably, the large-cap S&P 500 Index registered its best first-half return since 1998. U.S. Federal Reserve (the “Fed”) policy was also an important tailwind for the markets. Although inflation began to rise considerably—a trend that briefly disrupted stocks’ advance in May—the Fed was steadfast in its assertion that the increase was “transitory.” However, the central bank did adjust its policy outlook somewhat by moving up its timeline for interest-rate hikes within its forecast horizon with two hikes in 2023, suggesting they anticipate a strong U.S. recovery and will act on elevated inflation if it is indeed persistent. Still, investors appeared to maintain confidence that the Fed would remain highly accommodative for the immediate future. Under the surface, there was a shift in two trends that were in place for most of 2020. First, value stocks outpaced growth as investors rotated toward companies with greater economic sensitivity (such as those in the Energy, Materials, and Industrials sectors). However, growth stocks did outperform in the final six weeks of the period as U.S. rates slowly grinded lower. The favorable outlook for the economy also contributed to outperformance for small-cap stocks in relation to large caps. This rotation proved to be a healthy development for the market, in that it led to a broadening of leadership and created a wider opportunity set for investors.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the Russell 1000 Growth Index during the six-month period ended June 30, 2021. Stock selection in the Industrials and Information Technology sectors, as well as underweights in the Communication Services and Energy sectors, contributed positively to relative performance. Stock selection in the Consumer Discretionary, Health Care, Financials, Consumer Staples, and Communication Services sectors detracted from relative performance.

Alphabet, Nvidia, Facebook, Deere, and Microsoft were the top contributors to total returns during the period, with Nvidia and Deere providing the strongest relative contribution. We highlight Nvidia and Deere, below. Autodesk, Qualcomm, Alibaba (China), Walt Disney, and Novartis (Switzerland) were the lowest contributors to total returns during period, while Autodesk and Alibaba detracted the most from relative returns. We highlight Autodesk and Alibaba below.

Nvidia is the world leader in graphic processing units (“GPUs”), which enable computers to produce and utilize highly realistic 3D graphic imagery and models. We believe the company’s competitive advantages include its intellectual property, brands, and a large and growing ecosystem of developers and applications utilizing GPU technology. During the period, Nvidia reported financial results that were strong and above management guidance and consensus expectations, driven by strong growth in its gaming business and rising demand in its data center business. In gaming, Nvidia is benefiting from record sales of PCs and gaming laptops, and the roll out of Turing, its newest GPU architecture, which is becoming the industry norm for the latest blockbuster titles. Data center revenue benefited from a pickup in demand from hyperscale data center customers and rising demand from industry verticals such as industrials and enterprise clients. The company saw strong traction for its latest architecture, Ampere, which for the first time enables clients to address both training and inferencing through a single architecture, with performance that surpasses its already leading T4 inferencing and V100 training products. We believe that Nvidia benefits from secular growth in demand for GPUs, and that its strong free cash flow growth prospects are not currently reflected in its share price. As a result, we believe the company’s shares trade at a significant discount to our estimate of intrinsic value and offer a compelling long-term reward-to-risk opportunity.

Deere & Company, founded over 100 years ago, manufactures and distributes worldwide a full line of equipment used in agriculture, construction, forestry, and turf care. The company also manufactures value-added components such as engines and precision agriculture tools and provides credit services to finance sales and leases of Deere equipment. During the period, Deere reported financial results that were substantially above consensus expectations and raised its outlook for the remainder of the year. Results reflected strong global agricultural fundamentals, including grain prices that are at their highest levels since the prior cycle peak around 2012, and the company posted strong pricing gains and record margins. While agricultural equipment is expected to see strong growth in demand in 2021, volumes have been near trough levels for the last five years. Compared to the prior peak, average equipment age is at its highest in over 20 years, new and used inventories are near all-time lows, farmer incomes are expected to be higher, land values are also higher, and large agricultural equipment demands remain significantly below peak levels—all of which we think are conducive to above-average volume growth. Deere’s brand is synonymous with high quality among generations of North American farmers where the company has consistently captured in excess of 50% market share and is approximately twice the size of its next largest competitor. With approximately 1,500 exclusive dealers, Deere’s distribution network in North America is unmatched, a difficult-to-replicate advantage that enables it to ensure equipment uptime during the small windows for planting and harvesting. The company is also among the market leaders in Europe and Latin America. Deere’s secular growth driver is the global growth in agricultural equipment demand, fueled by the steady, long-term

BHFTI-1

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Managed by Loomis Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

increase in global demand for grains from a growing population with increasing affluence. We believe Deere’s market leadership, superior technology, demonstrated pricing power, and improving margin structure leave it well positioned over our long-term investment horizon. We believe the current market price embeds expectations for key revenue and cash flow growth drivers that are well below our long-term assumptions. As a result, we believe the company is selling at a meaningful discount to our estimate of intrinsic value and offers an attractive reward-to-risk opportunity.

A global leader in 3D design software and services, the Autodesk name is synonymous with computer-aided design—a degree of brand recognition that takes years, if not decades, to develop. The company offers a broad suite of products that are viewed as mission critical among its clients and create high switching costs for its global installed user base. In 2016, Autodesk began transitioning its business model from an up-front, licensing-plus-maintenance model to a cloud-delivered, subscription-based model where fees are recognized ratably over the life of the customer relationship. The transition is now largely complete, and we believe the subscription model has resulted in increased visibility of future revenue streams and higher lifetime customer value, leading to increased revenue, profitability, and free cash flow. During the period, Autodesk reported results that were strong and above expectations on several key metrics. However, shares responded negatively to near-term guidance that was below expectations, despite providing guidance for full-year revenue and free cash flow that exceeded consensus expectations. We believe Autodesk is well positioned in the structurally attractive design software industry, and that its new cloud-computing and mobile products are expanding its addressable market and improving its competitive advantages. As the business model transition has matured, Autodesk has improved operating leverage and increased adjusted operating margins to approximately 30%, from approximately 12% in its 2019 fiscal year. We believe the company’s high and sustainable free cash flow is not currently reflected in the share price. As a result, we believe Autodesk’s shares are selling at a significant discount to our estimate of intrinsic value, creating a compelling reward-to-risk opportunity.

Alibaba Group is a leading China e-commerce and consumer-engagement platform provider. With over 60% of China’s e-commerce transactions estimated to take place through its marketplaces, Alibaba is the world’s largest retail platform, and we believe Alibaba’s scale and interconnected sites create an unparalleled and difficult-to-replicate business ecosystem. During the period, Alibaba reported solid fundamentals, continued market share gains, and revenue growth that exceeded consensus expectations. However, shares have been under pressure due in part to the company’s guidance that it would be increasing its investments in order to support its merchants, grow its share of consumer spending, and penetrate new merchants, as well as a series of regulatory actions by the Chinese government. In April, China’s State Administration for Market Regulation concluded that Alibaba’s practices had violated antitrust law. The company was fined approximately $2.8 billion and ordered to carry out “comprehensive” self-inspections to standardize business practices and ensure compliance with anti-monopoly laws. Alibaba cooperated fully with the investigation and had already established a special task force, including leaders of its business units, to conduct internal reviews. Before the ruling, we believed that Alibaba could potentially be fined a meaningful percentage of prior-year revenue if it was found to have violated the rules. The $2.8 billion fine represents under 3% of fiscal year 2021 revenues, approximately 20% of Alibaba’s free cash flow in the previous quarter, and a fraction of the company’s approximately $70 billion of cash and short-term investments. As we do with any legislative or regulatory developments, we continue to monitor and assess any potential structural impact to our investment thesis for Alibaba. However, we do not believe the investigation, fine, or remedies impact Alibaba’s strong and sustainable competitive advantages. We believe Alibaba continues to execute well on its business model, allowing it to expand its already dominant market position and to invest to strengthen its competitive advantages. The company benefits from secular growth in China e-commerce, as well as advertising growth, digitizing offline retail, cloud computing, and international expansion. We believe the current market price embeds expectations for revenue and cash flow growth that are well below our long-term assumptions. With its shares trading at a significant discount to our estimate of intrinsic value, we believe Alibaba offers a compelling reward-to-risk opportunity.

During the six-month period ended June 30, 2021, the team initiated a position in Vertex Pharmaceuticals. Vertex is a global biopharmaceutical company with deep expertise in protein and genetic science and a focus on specialty markets. The company is the leader in creating therapies for patients suffering from cystic fibrosis and is building out its capabilities to address related diseases that lever its core expertise. The team trimmed its positions in Cerner, Deere, Expeditors International of Washington, and Qualcomm.

The nature of the team’s process leads to a lower turnover portfolio where sector positioning is the result of stock selection. Relative to the Russell 1000 Growth Index, as of June 30, 2021, the Portfolio was overweight in the Health Care, Industrials, Communication Services, Energy, Consumer Staples, and Financials sectors and underweight in the Information Technology and Consumer Discretionary sectors. The Portfolio held no positions in the Real Estate, Materials or Utilities sectors.

BHFTI-2

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Managed by Loomis Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

As of June 30, 2021, the Portfolio held 34 names with the weight of the top 10 holdings accounting for 49.7% of the total Portfolio.

Aziz Hamzaogullari

Portfolio Manager

Loomis, Sayles & Company L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

BHFTI-3

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
Loomis Sayles Growth Portfolio
Class A	13.80	36.91	17.32	14.52
Class B	13.63	36.59	17.03	14.23
Class E	13.75	36.72	17.16	14.35
Russell 1000 Growth Index	12.99	42.50	23.66	17.86

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
Amazon.com, Inc.	6.8
Facebook, Inc.- Class A	6.3
NVIDIA Corp.	6.2
Visa, Inc.- A Shares	5.4
Autodesk, Inc.	4.4
Boeing Co. (The)	4.4
Microsoft Corp.	4.2
Deere & Co.	4.1
Alibaba Group Holding, Ltd.(ADR)	4.0
Oracle Corp.	3.9

Top Sectors

% of Net Assets
Information Technology	33.6
Communication Services	16.4
Consumer Discretionary	15.2
Health Care	14.5
Industrials	10.9
Consumer Staples	4.2
Financials	2.6
Energy	1.5

BHFTI-4

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.56%	$1,000.00	$1,138.00	$2.97
	Hypothetical*	0.56%	$1,000.00	$1,022.02	$2.81

Class B (a)	Actual	0.81%	$1,000.00	$1,136.30	$4.29
	Hypothetical*	0.81%	$1,000.00	$1,020.78	$4.06

Class E (a)	Actual	0.71%	$1,000.00	$1,137.50	$3.76
	Hypothetical*	0.71%	$1,000.00	$1,021.27	$3.56

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-5

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—98.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—4.4%
Boeing Co. (The) (a)	677,478	$162,296,630

Air Freight & Logistics—2.5%
Expeditors International of Washington, Inc.	724,014	91,660,172

Beverages—2.9%
Monster Beverage Corp. (a)	1,203,140	109,906,839

Biotechnology—3.1%
Regeneron Pharmaceuticals, Inc. (a)	163,942	91,568,165
Vertex Pharmaceuticals, Inc. (a)	125,104	25,224,719

		116,792,884

Capital Markets—2.6%
FactSet Research Systems, Inc.	140,287	47,081,720
SEI Investments Co. (b)	794,600	49,241,362

		96,323,082

Communications Equipment—1.7%
Cisco Systems, Inc.	1,167,949	61,901,297

Energy Equipment & Services—1.5%
Schlumberger NV	1,731,845	55,436,358

Entertainment—3.2%
Walt Disney Co. (The) (a)	684,781	120,363,956

Health Care Equipment & Supplies—1.4%
Intuitive Surgical, Inc. (a)	55,659	51,186,243

Health Care Technology—1.2%
Cerner Corp.	557,260	43,555,442

Hotels, Restaurants & Leisure—4.4%
Starbucks Corp.	777,881	86,974,875
Yum China Holdings, Inc. (b)	501,982	33,256,308
Yum! Brands, Inc.	370,082	42,570,532

		162,801,715

Household Products—1.2%
Colgate-Palmolive Co.	550,822	44,809,370

Interactive Media & Services—13.2%
Alphabet, Inc. - Class A (a)	51,419	125,554,400
Alphabet, Inc. - Class C (a)	51,580	129,275,985
Facebook, Inc. - Class A (a)	679,508	236,271,727

		491,102,112

Internet & Direct Marketing Retail—10.8%
Alibaba Group Holding, Ltd. (ADR) (a)	658,072	149,237,568
Amazon.com, Inc. (a)	73,674	253,450,348

		402,687,916

IT Services—6.1%
Automatic Data Processing, Inc.	125,879	25,002,087
Visa, Inc. - A Shares (b)	858,577	200,752,474

		225,754,561

Life Sciences Tools & Services—2.6%
Illumina, Inc. (a)	204,924	96,972,086

Machinery—4.0%
Deere & Co.	428,284	151,060,050

Pharmaceuticals—6.2%
Novartis AG (ADR)	1,164,484	106,247,520
Novo Nordisk A/S (ADR)	399,899	33,499,540
Roche Holding AG (ADR)	1,966,286	92,395,779

		232,142,839

Semiconductors & Semiconductor Equipment—8.2%
NVIDIA Corp.	290,614	232,520,261
QUALCOMM, Inc.	521,779	74,577,873

		307,098,134

Software—17.6%
Autodesk, Inc. (a)	565,545	165,082,585
Microsoft Corp.	578,869	156,815,612
Oracle Corp. (b)	1,862,672	144,990,388
Salesforce.com, Inc. (a)	572,125	139,752,974
Workday, Inc. - Class A (a) (b)	212,275	50,678,534

		657,320,093

Total Common Stocks (Cost $2,536,083,060)		3,681,171,779

Short-Term Investment—1.3%

Repurchase Agreement—1.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $47,618,220; collateralized by U.S. Treasury Notes with rates ranging from 0.375% - 2.125%, maturity dates ranging from 03/31/24 - 04/15/24, and an aggregate market value of $48,570,676.	47,618,220	47,618,220

Total Short-Term Investments (Cost $47,618,220)		47,618,220

Securities Lending Reinvestments (c)—6.5%

Certificates of Deposit—0.3%
Agricultural Bank of China 0.100%, 07/01/21	900,000	899,999

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Cooperatieve Rabobank UA 0.228%, 3M LIBOR + 0.040%, 01/11/22 (d)	2,000,000	$2,000,580
Mitsubishi UFJ Trust and Banking Corp. (London) Zero Coupon, 08/11/21	999,566	999,840
Royal Bank of Canada New York
0.240%, 3M LIBOR + 0.040%, 10/05/21 (d)	3,000,000	3,000,531
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 08/09/21	1,998,645	1,999,700
Toronto-Dominion Bank 0.267%, 3M LIBOR + 0.070%, 10/08/21 (d)	3,000,000	2,999,734

		11,900,384

Repurchase Agreements—4.4%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/21 at 0.030%, due on 07/01/21 with a maturity value of $6,002,099; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/29 - 11/15/43, and an aggregate market value of $6,122,136.	6,002,094	6,002,094
BofA Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $4,001,400; collateralized by various Common Stock with an aggregate market value of $4,400,001.	4,000,000	4,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/30/21 at 0.060%, due on 07/01/21 with a maturity value of $10,000,017; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 6.125%, maturity dates ranging from 08/15/29 - 02/15/31, and an aggregate market value of $10,200,003.	10,000,000	10,000,000
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $2,000,836; collateralized by U.S. Treasury Obligations at 2.000%, maturing 11/30/22, and various Common Stock with an aggregate market value of $2,196,455.	2,000,000	2,000,000
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $3,001,254; collateralized by U.S. Treasury Obligations at 0.125%, maturing 05/31/23, and various Common Stock with an aggregate market value of $3,299,558.	3,000,000	3,000,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $5,000,024; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $5,100,004.	5,000,000	5,000,000
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $29,200,081; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $29,796,002.	29,200,000	29,200,000

Repurchase Agreements—(Continued)
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $40,001,633; collateralized by various Common Stock with an aggregate market value of $44,444,704.	40,000,000	40,000,000
Natwest Market Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $30,000,042; collateralized by U.S. Treasury Obligations with rates ranging from 1.250% - 8.125%, maturity dates ranging from 08/15/21 - 05/15/51, and an aggregate market value of $30,600,043.	30,000,000	30,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $30,000,167; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $33,333,344.	30,000,000	30,000,000
Royal Bank of Canada Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $4,001,400; collateralized by various Common Stock with an aggregate market value of $4,444,489.	4,000,000	4,000,000

		163,202,094

Time Deposits—0.6%
ABN AMRO Bank NV 0.080%, 07/01/21	10,000,000	10,000,000
Landesbank Baden-Wuettertemberg (London)
0.130%, 07/01/21	1,400,000	1,400,000
0.130%, 07/01/21	10,000,000	10,000,000
National Bank of Canada 0.130%, OBFR + 0.050%, 07/07/21 (d)	3,000,000	3,000,000

		24,400,000

Mutual Funds—1.2%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (e)	7,000,000	7,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (e)	7,000,000	7,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (e)	30,000,000	30,000,000

		44,000,000

Total Securities Lending Reinvestments (Cost $243,501,467)		243,502,478

Total Investments—106.6% (Cost $2,827,202,747)		3,972,292,477
Other assets and liabilities (net)—(6.6)%		(245,406,870)

Net Assets—100.0%		$3,726,885,607

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $236,781,303 and the collateral received consisted of cash in the amount of $243,500,305. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2021.

Glossary of Abbreviations

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$3,681,171,779	$—	$—	$3,681,171,779
Total Short-Term Investment*	—	47,618,220	—	47,618,220
Securities Lending Reinvestments
Certificates of Deposit	—	11,900,384	—	11,900,384
Repurchase Agreements	—	163,202,094	—	163,202,094
Time Deposits	—	24,400,000	—	24,400,000
Mutual Funds	44,000,000	—	—	44,000,000
Total Securities Lending Reinvestments	44,000,000	199,502,478	—	243,502,478
Total Investments	$3,725,171,779	$247,120,698	$—	$3,972,292,477

Collateral for Securities Loaned (Liability)	$—	$(243,500,305)	$—	$(243,500,305)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$3,972,292,477
Receivable for:
Investments sold	10,003,315
Fund shares sold	276,160
Dividends	2,673,641
Due from affiliate	87,518

Total Assets	3,985,333,111
Liabilities
Collateral for securities loaned	243,500,305
Payables for:
Investments purchased	10,161,178
Fund shares redeemed	2,417,999
Accrued Expenses:
Management fees	1,658,463
Distribution and service fees	222,509
Deferred trustees’ fees	240,101
Other expenses	246,949

Total Liabilities	258,447,504

Net Assets	$3,726,885,607

Net Assets Consist of:
Paid in surplus	$2,508,449,348
Distributable earnings (Accumulated losses)	1,218,436,259

Net Assets	$3,726,885,607

Net Assets
Class A	$2,616,669,398
Class B	1,073,210,503
Class E	37,005,706
Capital Shares Outstanding*
Class A	164,446,130
Class B	70,688,184
Class E	2,392,549
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.91
Class B	15.18
Class E	15.47

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,827,202,747.
(b)	Includes securities loaned at value of $236,781,303.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends (a)	$13,035,278
Securities lending income	80,007

Total investment income	13,115,285
Expenses
Management fees	8,706,254
Administration fees	57,065
Custodian and accounting fees	63,647
Distribution and service fees—Class B	1,222,636
Distribution and service fees—Class E	26,635
Audit and tax services	22,259
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	52,247
Insurance	10,492
Miscellaneous	10,690

Total expenses	10,223,325
Less management fee waiver	(117,177)
Less broker commission recapture	(3,294)

Net expenses	10,102,854

Net Investment Income	3,012,431

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	72,365,810
Net change in unrealized appreciation (depreciation) on:
Investments	337,934,836
Foreign currency transactions	(486)

Net change in unrealized appreciation (depreciation)	337,934,350

Net realized and unrealized gain (loss)	410,300,160

Net Increase (Decrease) in Net Assets From Operations	$413,312,591

(a)	Net of foreign withholding taxes of $1,416,581.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$3,012,431	$5,115,370
Net realized gain (loss)	72,365,810	111,815,478
Net change in unrealized appreciation (depreciation)	337,934,350	629,856,231

Increase (decrease) in net assets from operations	413,312,591	746,787,079

From Distributions to Shareholders
Class A	(83,411,380)	(617,036,047)
Class B	(33,642,916)	(324,647,060)
Class E	(1,160,500)	(11,911,414)

Total distributions	(118,214,796)	(953,594,521)

Increase (decrease) in net assets from capital share transactions	551,168,478	394,144,498

Total increase (decrease) in net assets	846,266,273	187,337,056

Net Assets
Beginning of period	2,880,619,334	2,693,282,278

End of period	$3,726,885,607	$2,880,619,334

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	1,826,792	$27,908,545	1,244,559	$18,528,710
Fund subscription in kind (a)	35,654,942	560,852,239	0	0
Reinvestments	5,377,910	83,411,380	52,379,970	617,036,047
Redemptions	(10,001,797)	(155,026,083)	(23,957,401)	(355,355,270)

Net increase (decrease)	32,857,847	$517,146,081	29,667,128	$280,209,487

Class B
Sales	1,428,913	$20,483,092	1,648,618	$23,237,413
Fund subscription in kind (a)	4,772,276	71,584,136	0	0
Reinvestments	2,273,170	33,642,916	28,831,888	324,647,060
Redemptions	(6,153,516)	(89,706,104)	(16,947,479)	(238,543,629)

Net increase (decrease)	2,320,843	$36,004,040	13,533,027	$109,340,844

Class E
Sales	26,274	$388,045	103,285	$1,395,985
Reinvestments	77,007	1,160,500	1,039,391	11,911,414
Redemptions	(239,504)	(3,530,188)	(608,778)	(8,713,232)

Net increase (decrease)	(136,223)	$(1,981,643)	533,898	$4,594,167

Increase (decrease) derived from capital shares transactions		$551,168,478		$394,144,498

(a)	Includes cash and securities amounting to $1,599,139 and $630,837,236 respectively. Securities were valued at market as of April 30,2021.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$14.45		$17.14	$16.26	$18.40	$15.65	$15.30

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.02		0.04	0.14	0.17	0.13	0.15	(b)
Net realized and unrealized gain (loss)	1.96		4.01	3.37	(1.28)	2.78	0.30

Total income (loss) from investment operations	1.98		4.05	3.51	(1.11)	2.91	0.45

Less Distributions
Distributions from net investment income	(0.03)		(0.16)	(0.19)	(0.16)	(0.16)	(0.10)
Distributions from net realized capital gains	(0.49)		(6.58)	(2.44)	(0.87)	0.00	0.00

Total distributions	(0.52)		(6.74)	(2.63)	(1.03)	(0.16)	(0.10)

Net Asset Value, End of Period	$15.91		$14.45	$17.14	$16.26	$18.40	$15.65

Total Return (%) (c)	13.80	(d)	32.54	23.83	(6.81)	18.70	2.98

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	(e)	0.59	0.59	0.58	0.57	0.57
Net ratio of expenses to average net assets (%) (f)	0.56	(e)	0.57	0.57	0.56	0.56	0.57
Ratio of net investment income (loss) to average net assets (%)	0.27	(e)	0.28	0.86	0.93	0.76	1.00	(b)
Portfolio turnover rate (%)	20	(d)(i)	18	100	0 (g)	2	2
Net assets, end of period (in millions)	$2,616.7		$1,901.7	$1,747.2	$1,566.4	$2,095.1	$1,999.9

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.80		$16.64	$15.84	$17.95	$15.27	$14.93

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.00	(h)	0.00 (h)	0.10	0.12	0.09	0.11	(b)
Net realized and unrealized gain (loss)	1.87		3.85	3.28	(1.25)	2.71	0.29

Total income (loss) from investment operations	1.87		3.85	3.38	(1.13)	2.80	0.40

Less Distributions
Distributions from net investment income	0.00		(0.11)	(0.14)	(0.11)	(0.12)	(0.06)
Distributions from net realized capital gains	(0.49)		(6.58)	(2.44)	(0.87)	0.00	0.00

Total distributions	(0.49)		(6.69)	(2.58)	(0.98)	(0.12)	(0.06)

Net Asset Value, End of Period	$15.18		$13.80	$16.64	$15.84	$17.95	$15.27

Total Return (%) (c)	13.63	(d)	32.23	23.57	(7.06)	18.41	2.68

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	(e)	0.84	0.84	0.83	0.82	0.82
Net ratio of expenses to average net assets (%) (f)	0.81	(e)	0.82	0.82	0.81	0.81	0.82
Ratio of net investment income (loss) to average net assets (%)	0.03	(e)	0.03	0.60	0.68	0.51	0.74	(b)
Portfolio turnover rate (%)	20	(d)(i)	18	100	0 (g)	2	2
Net assets, end of period (in millions)	$1,073.2		$943.3	$912.5	$853.6	$1,103.4	$1,073.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$14.05		$16.84	$16.01	$18.13	$15.42	$15.07

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.01		0.02	0.12	0.14	0.10	0.12	(b)
Net realized and unrealized gain (loss)	1.91		3.90	3.31	(1.26)	2.75	0.30

Total income (loss) from investment operations	1.92		3.92	3.43	(1.12)	2.85	0.42

Less Distributions
Distributions from net investment income	(0.01)		(0.13)	(0.16)	(0.13)	(0.14)	(0.07)
Distributions from net realized capital gains	(0.49)		(6.58)	(2.44)	(0.87)	0.00	0.00

Total distributions	(0.50)		(6.71)	(2.60)	(1.00)	(0.14)	(0.07)

Net Asset Value, End of Period	$15.47		$14.05	$16.84	$16.01	$18.13	$15.42

Total Return (%) (c)	13.75	(d)	32.30	23.66	(6.94)	18.54	2.84

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	(e)	0.74	0.74	0.73	0.72	0.72
Net ratio of expenses to average net assets (%) (f)	0.71	(e)	0.72	0.72	0.71	0.71	0.72
Ratio of net investment income (loss) to average net assets (%)	0.14	(e)	0.12	0.70	0.78	0.61	0.84	(b)
Portfolio turnover rate (%)	20	(d)(i)	18	100	0 (g)	2	2
Net assets, end of period (in millions)	$37.0		$35.5	$33.6	$31.2	$39.6	$38.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	Rounds to less than 1%.
(h)	Net investment income (loss) was less than $0.01.
(i)	Excludes the effect of subscriptions in kind activity for the six months ended June 30, 2021.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Growth Portfolio (the “Portfolio”), which is non-diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-13

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTI-14

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $47,618,220. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $163,202,094. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-15

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate

BHFTI-16

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities and subscriptions in kind, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$604,019,503	$0	$818,958,304

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$8,706,254	0.650%	First $500 million
	0.600%	$500 million to $1 billion
	0.550%	$1 billion to $2 billion
	0.500%	Over $2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period effective April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.102%	First $500 million
0.052%	$500 million to $1 billion
0.002%	$1 billion to $2 billion
(0.048%)	$2 billion to $3.645 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

During the period ended June 30, 2021, the Adviser voluntarily reimbursed the Portfolio for certain trading costs during a transition of the Portfolio. This reimbursement of $87,518 is included within Net realized gain on investments in the Statement of Operations. The reimbursement had no impact on total return.

BHFTI-17

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$2,828,265,315

Gross unrealized appreciation	1,148,063,052
Gross unrealized depreciation	(4,035,890)

Net unrealized appreciation (depreciation)	$1,144,027,162

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$20,079,453	$26,583,504	$933,515,068	$355,336,671	$953,594,521	$381,920,175

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$61,681,513	$55,798,678	$806,090,998	$—	$923,571,189

BHFTI-18

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-19

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-20

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Managed by Brighthouse Investment Advisers, LLC and MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class B shares of the MetLife Multi-Index Targeted Risk Portfolio returned 5.57%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 7.26%.

MARKET ENVIRONMENT / CONDITIONS

Equity markets within the United States have steadily risen in the first half of 2021. As the first round of COVID-19 vaccinations came in the beginning of the first quarter, various states began to re-open economic activity. As vaccination rates across the U.S. continued to increase, COVID-19 restrictions were lifted. The market’s positive reaction to vaccination rates increasing suppressed volatility during the first half of 2021 and allowed equity markets to rise. In President Biden’s first six months in office, he delivered on his promise of fiscal policy and the U.S. Government released additional rounds of stimulus checks to those who qualified. As the economy began to recover faster than most expected, the U.S. Federal Reserve released a very hawkish statement during their June Federal Open Market Committee meeting, citing inflation and employment as their primary focus during the recovery. Overall, due to inflationary expectations, the yield curve steepened in the long end during the first half of the year.

In the first half of 2021, U.S. equities rose across the board. The S&P 500 Index, which measures U.S. large cap companies, increased 15.3%. Mid and small cap slightly outperformed the large caps. The mid cap S&P 400 Index increased 17.6% and the small cap Russell 2000 Index rose 17.5%. International equities in developed markets also fared well. Measured by the MSCI EAFE Index, they gained 8.8% in the first two quarters of 2021. U.S. fixed income assets, measured by the Bloomberg Barclays U.S. Aggregate Bond Index, dropped -1.6%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is composed of two segments. The first segment (the “Base Sleeve”) is managed by the Investment Committee of Brighthouse Investment Advisers, LLC. Approximately 75% of the Portfolio’s assets are invested into a variety of Brighthouse Funds Trust II index portfolios. The assets within the Base Sleeve maintain a broad target allocation of 40% Fixed Income and 35% Equity. The second segment (“the Overlay Sleeve”) is managed by MetLife Investment Management, LLC and contains the remaining 25% of the Portfolio’s assets. The Overlay Sleeve invests in equity derivatives, interest rate derivatives, and cash and money market instruments. Equity derivatives are used to keep the Portfolio’s volatility within a desired range by changing the total equity exposure, while interest rate derivatives are used to increase duration exposure, and the cash and money market instruments serve as the collateral for the derivative instruments.

The Portfolio uses a target equity contribution to volatility of 10% but may fluctuate within an 8% to 12% band, with a maximum equity allocation of 73%. During the first half of 2021, equity volatility had generally fallen, with some periods of heightened volatility in between. The Portfolio began the period slightly below the 60% neutral target with an equity allocation of 54% as the heightened volatility from prior periods had kept the Portfolio in a modestly de-risked position. As equities rallied and volatility fell in January, the Portfolio increased aggregate equity exposure, however later in the first quarter volatility increased, and the Portfolio reduced equity exposure again. After remaining at or near 56% equity allocation, the Portfolio re-risked at the end of April as the market steadied. The Portfolio remained near 70% equity allocation for the remainder of the period.

The equity derivatives supported the Portfolio’s returns over the first half of 2021. Being underweight equity during the initial equity rally in the first quarter hurt returns, but once the Portfolio returned to maximum equity allocation, the equity position aided outperformance relative to the benchmark in the second quarter. Interest rate derivatives added duration relative to the benchmark and were a negative contribution to the Portfolio over the first six months of the year as rates increased.

The Portfolio consists of a significant amount of equity and interest rate derivatives to manage market exposure. Equity futures were used to change the Portfolio’s equity exposure by either buying or selling the contracts. The contracts used in the Portfolio were meant to capture a broad market exposure. The Portfolio uses S&P 500 e-mini, S&P 400 e-mini, and Russell 2000 mini contracts listed on the Chicago Mercantile Exchange to capture the exposure in the U.S. large cap, mid cap, and small cap markets, respectively. In addition, the MSCI EAFE contract listed on the Intercontinental Exchange was used for exposure to world equity markets. Interest rate derivatives were used as an additional source of diversification and added exposure to interest rates. The increase in interest rates during the period decreased the value of the swaps and was a headwind to Portfolio returns.

As of June 31, 2021, the allocation of the Portfolio was 69% in equity and 39% in fixed income. The equity allocation was invested in a variety of U.S. and foreign equity indices. The allocation was as

BHFTI-1

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Managed by Brighthouse Investment Advisers, LLC and MetLife Investment Management, LLC

Portfolio Manager Commentary*—(Continued)

follows: 31.9% invested in the S&P 500 Index, representing U.S. large cap; 9.1% invested in the S&P 400 Index, representing U.S. mid cap; 5.8% in the Russell 2000 Index, representing U.S. small cap; and 22.2% in MSCI EAFE Index, representing foreign equity. The fixed income exposure was invested in an index portfolio that tracks the Bloomberg Barclays U.S. Aggregate Bond Index.

The Base Sleeve is managed by:

Investment Committee

Brighthouse Investment Advisers, LLC

The Overlay Sleeve is managed by:

Chris Johnson

Portfolio Manager

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-2

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	Since Inception[1]
MetLife Multi-Index Targeted Risk Portfolio
Class B	5.57	16.33	8.20	7.69
Dow Jones Moderate Portfolio Index	7.26	24.96	9.90	8.59

1 Inception date of the Class B shares is 11/5/2012. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
MetLife Aggregate Bond Index Portfolio (Class A)	39.5
MetLife Stock Index Portfolio (Class A)	16.2
MetLife MSCI EAFE Index Portfolio (Class A)	11.3
MetLife Mid Cap Stock index Portfolio (Class A)	4.7
MetLife Russell 2000 Index Portfolio (Class A)	2.9

Exposure by Asset Class

% of Net Assets
Investment Grade Fixed Income	39.5
U.S. Large Cap Equities	31.9
International Developed Market Equities	22.2
U.S. Mid Cap Equities	9.2
U.S. Small Cap Equities	5.8

BHFTI-3

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Multi-Index Targeted Risk Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class B (a)	Actual	0.64%	$1,000.00	$1,055.70	$3.26
	Hypothetical*	0.64%	$1,000.00	$1,021.62	$3.21

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Mutual Funds—74.6% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Affiliated Investment Companies—74.6%
MetLife Aggregate Bond Index Portfolio (Class A) (a)	66,748,951	$738,243,400
MetLife Mid Cap Stock Index Portfolio (Class A) (a)	4,166,337	87,659,737
MetLife MSCI EAFE Index Portfolio (Class A) (a)	13,323,313	211,307,742
MetLife Russell 2000 Index Portfolio (Class A) (a)	2,167,057	53,656,323
MetLife Stock Index Portfolio (Class A) (a)	4,692,807	302,451,384

Total Mutual Funds (Cost $1,241,601,378)		1,393,318,586

Short-Term Investments—25.4%

U.S. Treasury—25.4%
U.S. Treasury Bills
0.011%, 08/26/21 (b)	93,900,000	93,893,500
0.025%, 11/04/21 (b)	118,500,000	118,477,879
0.026%, 09/09/21 (b) (c) (d)	151,000,000	150,986,054

		363,357,433

U.S. Treasury—(Continued)
U.S. Cash Management Bill
0.029%, 10/05/21 (b)	110,000,000	109,986,800

Total Short-Term Investments (Cost $473,371,953)		473,344,233

Total Investments—100.0% (Cost $1,714,973,331)		1,866,662,819
Other assets and liabilities (net)—0.0%		316,419

Net Assets—100.0%		$1,866,979,238

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Brighthouse Funds Trust II. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	The rate shown represents current yield to maturity.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2021, the market value of securities pledged was $36,096,666.
(d)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2021, the market value of securities pledged was $25,997,599.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
MSCI EAFE Index Mini Futures	09/17/21	1,761	USD	202,876,005	$(5,044,523)
Russell 2000 Index E-Mini Futures	09/17/21	480	USD	55,387,200	44,880
S&P 500 Index E-Mini Futures	09/17/21	1,366	USD	292,911,380	4,068,631
S&P Midcap 400 Index E-Mini Futures	09/17/21	309	USD	83,195,160	(1,030,203)

Net Unrealized Depreciation					$(1,961,215)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	Quarterly	1.600%	Semi-Annually	06/11/31	USD	85,000,000	$1,211,403	$122,399	$1,089,004
Pay	3M LIBOR	Quarterly	1.500%	Semi-Annually	09/15/31	USD	83,000,000	277,511	(153,380)	430,890
Pay	3M LIBOR	Quarterly	1.670%	Semi-Annually	08/18/31	USD	83,000,000	1,676,127	(180,549)	1,856,677
Pay	3M LIBOR	Quarterly	1.270%	Semi-Annually	05/14/31	USD	83,000,000	(1,371,152)	(96,034)	(1,275,118)
Pay	3M LIBOR	Quarterly	1.140%	Semi-Annually	04/22/31	USD	83,000,000	(2,349,423)	(77,184)	(2,272,239)
Pay	3M LIBOR	Quarterly	1.590%	Semi-Annually	07/15/31	USD	83,000,000	1,086,877	(109,554)	1,196,431

Totals								$531,343	$(494,302)	$1,025,645

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Mutual Funds*	$1,393,318,586	$—	$—	$1,393,318,586
Total Short-Term Investments*	—	473,344,233	—	473,344,233
Total Investments	$1,393,318,586	$473,344,233	$—	$1,866,662,819

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$4,113,511	$—	$—	$4,113,511
Futures Contracts (Unrealized Depreciation)	(6,074,726)	—	—	(6,074,726)
Total Futures Contracts	$(1,961,215)	$—	$—	$(1,961,215)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$4,573,002	$—	$4,573,002
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(3,547,357)	—	(3,547,357)
Total Centrally Cleared Swap Contracts	$—	$1,025,645	$—	$1,025,645

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a)	$473,344,233
Affiliated investments at value (b)	1,393,318,586
Receivable for:
Affiliated investments sold	10,918
Fund shares sold	446,109
Variation margin on centrally cleared swap contracts	2,290,220

Total Assets	1,869,410,066
Liabilities
Due to custodian	85,617
Payables for:
Fund shares redeemed	474,089
Variation margin on futures contracts	957,570
Accrued Expenses:
Management fees	261,929
Distribution and service fees	383,673
Deferred trustees’ fees	158,169
Other expenses	109,781

Total Liabilities	2,430,828

Net Assets	$1,866,979,238

Net Assets Consist of:
Paid in surplus	$1,666,415,876
Distributable earnings (Accumulated losses)	200,563,362

Net Assets	$1,866,979,238

Net Assets
Class B	$1,866,979,238
Capital Shares Outstanding*
Class B	146,594,887
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$12.74

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $473,371,953.
(b)	Identified cost of affiliated investments was $1,241,601,378.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends from affiliated investments	$28,347,926
Interest	121,814

Total investment income	28,469,740
Expenses
Management fees	1,559,306
Administration fees	25,567
Custodian and accounting fees	25,601
Distribution and service fees—Class B	2,310,087
Audit and tax services	18,544
Legal	23,047
Trustees’ fees and expenses	28,683
Shareholder reporting	17,008
Insurance	1,556
Miscellaneous	5,063

Total expenses	4,014,462

Net Investment Income	24,455,278

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	2,967
Affiliated investments	38,648,172
Futures contracts	59,319,402
Swap contracts	(27,779,093)
Capital gain distributions from affiliated investments	25,080,574

Net realized gain (loss)	95,272,022

Net change in unrealized appreciation (depreciation) on:
Investments	(33,637)
Affiliated investments	(18,024,995)
Futures contracts	(9,762,526)
Swap contracts	8,680,120

Net change in unrealized appreciation (depreciation)	(19,141,038)

Net realized and unrealized gain (loss)	76,130,984

Net Increase (Decrease) in Net Assets From Operations	$100,586,262

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$24,455,278	$30,762,675
Net realized gain (loss)	95,272,022	9,766,022
Net change in unrealized appreciation (depreciation)	(19,141,038)	72,654,180

Increase (decrease) in net assets from operations	100,586,262	113,182,877

From Distributions to Shareholders
Class B	(101,089,371)	(198,578,033)

Total distributions	(101,089,371)	(198,578,033)

Increase (decrease) in net assets from capital share transactions	(18,386,887)	23,768,580

Total increase (decrease) in net assets	(18,889,996)	(61,626,576)

Net Assets
Beginning of period	1,885,869,234	1,947,495,810

End of period	$1,866,979,238	$1,885,869,234

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class B
Sales	878,565	$11,306,782	3,143,261	$39,066,563
Reinvestments	7,978,640	101,089,371	17,267,655	198,578,033
Redemptions	(10,084,848)	(130,783,040)	(17,128,778)	(213,876,016)

Net increase (decrease)	(1,227,643)	$(18,386,887)	3,282,138	$23,768,580

Increase (decrease) derived from capital shares transactions		$(18,386,887)		$23,768,580

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.76		$13.47	$11.31	$13.26	$11.97	$11.62

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.17		0.21	0.26	0.25	0.20	0.18
Net realized and unrealized gain (loss)	0.54		0.52	2.17	(1.13)	1.63	0.32

Total income (loss) from investment operations	0.71		0.73	2.43	(0.88)	1.83	0.50

Less Distributions
Distributions from net investment income	(0.24)		(0.29)	(0.27)	(0.23)	(0.19)	(0.15)
Distributions from net realized capital gains	(0.49)		(1.15)	0.00	(0.84)	(0.35)	0.00

Total distributions	(0.73)		(1.44)	(0.27)	(1.07)	(0.54)	(0.15)

Net Asset Value, End of Period	$12.74		$12.76	$13.47	$11.31	$13.26	$11.97

Total Return (%) (b)	5.57	(c)	6.56	21.71	(7.18)	15.54	4.36

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.43	(e)	0.43	0.43	0.43	0.43	0.43
Ratio of net investment income (loss) to average net assets (%) (f) (g)	1.10	(e)	1.68	2.08	1.98	1.61	1.50
Portfolio turnover rate (%)	7	(c)	7	7	8	4	4
Net assets, end of period (in millions)	$1,867.0		$1,885.9	$1,947.5	$1,756.9	$2,011.5	$1,800.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(g)	The income earned by the Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Multi-Index Targeted Risk Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 75% of its assets (the “Base Portion”) in other Portfolios of the Brighthouse Funds Trust II (“Underlying Portfolios”) and approximately 25% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for derivative instruments, primarily stock index futures and interest rate swaps.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses for such Underlying Portfolios.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-10

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gains in the Statement of Operations. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At June 30, 2021, the Portfolio had a payment of $85,617

BHFTI-11

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at June 30, 2021. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at June 30, 2021. The Portfolio’s average overdraft advances during the six months ended June 30, 2021 were not significant.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity derivative instruments, consisting primarily of stock index futures, was used to increase or decrease the Portfolio’s overall equity exposure. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that

BHFTI-12

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a)	$4,573,002	Unrealized depreciation on centrally cleared swap contracts (a)	$3,547,357
Equity	Unrealized appreciation on futures contracts (b)	4,113,511	Unrealized depreciation on futures contracts (b)	6,074,726

Total		$8,686,513		$9,622,083

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Total
Futures contracts	$—	$59,319,402	$59,319,402
Swap contracts	(27,779,093)	—	(27,779,093)

	$(27,779,093)	$59,319,402	$31,540,309

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Total
Futures contracts	$—	$(9,762,526)	$(9,762,526)
Swap contracts	8,680,120	—	8,680,120

	$8,680,120	$(9,762,526)	$(1,082,406)

BHFTI-13

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

For the six months ended June 30, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$531,607,707
Swap contracts	500,000,000

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes

BHFTI-14

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$92,689,070	$0	$141,280,480

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is responsible for managing the Base Portion of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with MetLife Investment Management, LLC (“MIM”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by Brighthouse Investment Advisers (Overlay Portion managed by MIM) for the six months ended June 30, 2021	% per annum	Average Daily Net Assets of the Overlay Portion
$1,138,343	0.500%	First $250 million
	0.485%	$250 million to $500 million
	0.470%	$500 million to $1 billion
	0.450%	Over $1 billion

BHFTI-15

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Management Fees earned by Brighthouse Investment Advisers (Base Portion managed by the Adviser) for the six months ended June 30, 2021	% per annum	Average Daily Net Assets of the Base Portion
$420,963	0.070%	First $500 million
	0.060%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays the Adviser a management fee through its investment in the Underlying Portfolios.

For providing subadvisory services to the Portfolio, the Adviser has agreed to pay MIM an investment subadvisory fee based upon annual rates applied to the Overlay Portion of the Portfolio’s average daily net assets as follows:

% per annum	Average Daily Net Assets
0.200%	First $250 million
0.185%	$250 million to $500 million
0.170%	$500 million to $1 billion
0.150%	Over $1 billion

Fees earned by MIM with respect to the Portfolio for the six months ended June 30, 2021 were $445,716.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTI-16

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

7. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2021 were as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Ending Value as of June 30, 2021
MetLife Aggregate Bond Index Portfolio (Class A)	$727,220,096	$42,351,857	$(25,646)	$255	$(31,303,162)	$738,243,400
MetLife Mid Cap Stock index Portfolio (Class A)	99,781,599	5,082,642	(28,146,641)	5,327,668	5,614,469	87,659,737
MetLife MSCI EAFE Index Portfolio (Class A)	209,008,153	10,786,718	(21,492,766)	3,476,062	9,529,575	211,307,742
MetLife Russell 2000 Index Portfolio (Class A)	47,937,925	11,394,673	(10,121,128)	3,456,407	988,446	53,656,323
MetLife Stock Index Portfolio (Class A)	337,339,046	23,073,180	(81,494,299)	26,387,780	(2,854,323)	302,451,384

	$1,421,286,819	$92,689,070	$(141,280,480)	$38,648,172	$(18,024,995)	$1,393,318,586

	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2021
MetLife Aggregate Bond Index Portfolio (Class A)	$—	$18,605,705	66,748,951
MetLife Mid Cap Stock index Portfolio (Class A)	4,110,070	938,211	4,166,337
MetLife MSCI EAFE Index Portfolio (Class A)	—	3,757,946	13,323,313
MetLife Russell 2000 Index Portfolio (Class A)	2,596,701	516,077	2,167,057
MetLife Stock Index Portfolio (Class A)	18,373,803	4,529,987	4,692,807

	$25,080,574	$28,347,926

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$1,715,589,795

Gross unrealized appreciation	160,403,720
Gross unrealized depreciation	(10,760,568)

Net unrealized appreciation (depreciation)	$149,643,152

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$90,557,667	$40,340,203	$108,020,366	$—	$198,578,033	$40,340,203

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$40,462,237	$—	$160,752,531	$—	$201,214,768

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

BHFTI-17

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

As of December 31, 2020, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-18

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-19

Brighthouse Funds Trust I

MFS Research International Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A, B, and E shares of the MFS Research International Portfolio returned 7.90%, 7.75%, and 7.78%, respectively. The Portfolio’s benchmarks, the MSCI EAFE Index¹ and the MSCI All Country World ex-U.S. Index², returned 8.83% and 9.16%, respectively.

MARKET ENVIRONMENT / CONDITIONS

The global economy continued to recover from the most unusual recession in memory while financial markets benefited from massive fiscal and monetary intervention aimed at offsetting the economic effects of the pandemic. In developed markets, COVID-19 vaccine distribution broadened after getting off to a slower-than-hoped-for start in some locales, although concerns remained that too few people will be inoculated for herd immunity to be achieved. On balance, emerging markets experienced slower rollouts than developed markets amid ongoing vaccine supply constraints.

Around the world, developed central banks maintained many of the programs put in place during the initial wave of the pandemic to improve liquidity and support markets. These undertakings proved largely successful in helping to restore market function, ease volatility and stimulate a prolonged rebound. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies—a departure from the usual market-dictated response to risk-off crises.

Late in the period, markets grappled with the threat of resurgent inflation resulting from pandemic-induced production bottlenecks, monumental levels of economic stimulus and the unleashing of post-lockdown pent-up demand. Meanwhile, raw materials prices rebounded strongly on account of the surprising resilience of the global manufacturing sector during the pandemic. Though most major central banks view the inflation uptick as transitory, global government bond yields rose materially in recent months and market leadership shifted from a handful of mega-cap technology companies to a broader array of small-cap and value stocks. At the same time, signs of excess investor enthusiasm were seen in pockets of the market, such as the “meme stocks” popular with users of online message boards and equities issued by special purpose acquisition companies.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmarks, the MSCI EAFE Index and the MSCI All Country World ex-U.S. Index, during the first half of 2021.

Stock selection in the Consumer Discretionary, Real Estate, Energy, Materials and Financials sectors detracted from performance relative to the MSCI EAFE Index. Within the Consumer Discretionary, Energy and Financials sectors, there were no individual stocks that were among the Portfolio’s top relative detractors. Within the Real Estate sector, an overweight position in real estate company Leg Immobilien (Germany) held back relative performance. Within the Materials sector, an overweight position in industrial adhesive tapes maker Nitto Denko (Japan) weakened relative returns.

Elsewhere, not owning lithography systems manufacturer for the semiconductor industry ASML (Netherlands), and overweight positions in air conditioning system manufacturer Daikin Industries (Japan), pharmaceutical products manufacturer Santen Pharmaceutical (Japan), household and industrial products manufacturer Kao (Japan), renewable energy solutions provider Orsted (Denmark), machinery and industrial products manufacturer Kubota (Japan) and healthcare, lighting, and consumer well-being products manufacturer Royal Philips Electronics (Netherlands) dampened relative results. Additionally, the Portfolio’s holdings of industrial equipment distributor Ritchie Bros. Auctioneers (Canada) further weighed on relative returns.

Stock selection in the Health Care, Information Technology (“IT”) and Communication Services sectors contributed to relative performance. Within the Health Care sector, the Portfolio’s overweight positions in medical and pharmaceutical products manufacturer Kyowa Kirin (Japan) and pharmaceutical company Novo Nordisk (Denmark) supported relative results. Additionally, not owning shares of medical supplies manufacturer Daiichi Sankyo (Japan) also helped in relative terms. Within the IT sector, holdings of software engineering solutions and technology services provider EPAM Systems and semiconductor solutions provider NXP Semiconductors (Netherlands) bolstered relative results. Within the Communication Services sector, holdings of internet search engine and online computer games provider NAVER (South Korea) further supported relative returns.

Elsewhere, overweight positions in electronics company Hitachi (Japan), luxury goods company LVMH (France) and financial services firm ING Groep (Netherlands), as well as holdings of financial and banking solutions provider Bank of Ireland Group (Ireland), aided relative performance.

During the six-month period ended June 30, 2021, the Portfolio had a number of changes in individual holdings.

In Health Care, we initiated a position in German medical equipment maker Qiagen, a life science tools company focused on diagnostics with a leading position in DNA/RNA analysis and infectious disease testing, based on the company’s attractive long-term growth prospects.

In IT, U.S.-based credit card company Visa was a new position, providing exposure to consumer spending and the global economic recovery.

In Materials, we initiated a new position in Glencore, a mining conglomerate that has seen substantial changes to the senior

BHFTI-1

Brighthouse Funds Trust I

MFS Research International Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

management team, including the Chief Executive Officer and Chair, which we believe will herald a new generation of leadership, vision and culture. There appears to us a large, unappreciated opportunity for rationalization of the business with improved environmental impact. While we believe the energy business will likely decline over time, the core base metal assets should be key to the transition to a low carbon economy and the increase in electrification required.

In Consumer Discretionary, we initiated an investment in Naspers, a South African diversified media company that owns a 72.5% stake in Prosus. On the other side of the trade, we exited our direct investment in Prosus, a Dutch consumer internet and entertainment company that owns a 31% stake in Tencent, which is a Chinese social media company with leading positions in game publishing, payments and cloud services. We made the switch because Naspers had a wider discount to Tencent’s net asset value than Prosus, and with Naspers we believe we have better alignment with the key decision makers. We also initiated a position in tire producer, Bridgestone. The majority of Bridgestone’s sales are driven by replacement rather than new car sales, and we expect that raw material prices will continue to be passed on to the consumer. We believe their restructuring program can close the profitability gap to peers. We exited our position in USS, a Japanese operator of used car auctions, where we anticipate lower returns due to the decline in car ownership in Japan and Toyota’s renewed focus on car auctions. Moreover, we trimmed our position in EssilorLuxottica on the heels of recent outperformance and continuing integration risk for the predecessor French and Italian companies.

In Financials, we exited our position in Belgium bank KBC, which had rerated meaningfully since being added to the Portfolio in late 2020.

In Communication Services, we exited our position in Nintendo on the heels of relative outperformance, due to concerns on the down cycle as well as the lower visibility on the next hardware cycle and the mobile transition.

The Portfolio maintained its sector neutral positioning across eight broad global sectors, relative to the MSCI EAFE Index, as of June 30, 2021. In terms of the Global Industry Classification Standard sector framework, the Portfolio was overweight Communication Services, in particular interactive media & services, where we owned a diversified mix of names that we believe are well positioned to benefit from an increased use of online services and gaming applications. Within IT, we were overweight IT services, where we favored several well positioned specialty service providers. The Portfolio was underweight Consumer Discretionary, where we avoided the auto manufacturers, based on our concerns about the capital intensity and overcapacity in the auto industry. Within Financials, the Portfolio was underweight the major banks and overweight names in the less credit sensitive capital markets industry.

Victoria Higley

Camille Humphries Lee

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

2 The MSCI All Country World ex-U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The Index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

BHFTI-2

Brighthouse Funds Trust I

MFS Research International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX & THE MSCI ALL COUNTRY WORLD (EX-U.S.) INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
MFS Research International Portfolio
Class A	7.90	30.84	12.30	6.44
Class B	7.75	30.48	12.02	6.17
Class E	7.78	30.58	12.12	6.27
MSCI EAFE Index	8.83	32.35	10.28	5.89
MSCI All Country World (ex-U.S.) Index	9.16	35.72	11.08	5.45

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
Roche Holding AG	3.2
Nestle S.A.	3.0
Novo Nordisk A/S - Class B	2.5
Schneider Electric SE	2.5
Linde plc	2.4
LVMH Moet Hennessy Louis Vuitton SE	2.3
AIA Group, Ltd.	1.8
Hitachi, Ltd.	1.8
Diageo plc	1.8
Aon plc - Class A	1.7

Top Countries

% of Net Assets
Japan	20.1
Switzerland	13.3
United Kingdom	9.7
France	8.9
Germany	8.3
Netherlands	7.2
United States	4.9
Hong Kong	4.4
China	4.4
Denmark	3.0

BHFTI-3

Brighthouse Funds Trust I

MFS Research International Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Research International Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.64%	$1,000.00	$1,079.00	$3.30
	Hypothetical*	0.64%	$1,000.00	$1,021.62	$3.21

Class B (a)	Actual	0.89%	$1,000.00	$1,077.50	$4.58
	Hypothetical*	0.89%	$1,000.00	$1,020.38	$4.46

Class E (a)	Actual	0.79%	$1,000.00	$1,077.80	$4.07
	Hypothetical*	0.79%	$1,000.00	$1,020.88	$3.96

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—99.3% of Net Assets

Security Description	Shares	Value

Australia—2.7%
APA Group	890,335	$5,932,001
Brambles, Ltd.	1,712,906	14,693,655
carsales.com, Ltd.	318,915	4,728,194
Macquarie Group, Ltd.	121,291	14,226,030
Oil Search, Ltd.	2,712,768	7,754,358
Seek, Ltd.	191,900	4,770,788

		52,105,026

Canada—2.0%
Constellation Software, Inc.	8,384	12,697,810
Ritchie Bros Auctioneers, Inc. (a)	261,844	15,523,488
TC Energy Corp.	210,750	10,428,691

		38,649,989

China—4.4%
51job, Inc. (ADR) (b)	87,957	6,840,416
China Resources Gas Group, Ltd.	1,708,424	10,253,669
ESR Cayman, Ltd. (b)	2,882,600	9,727,469
NetEase, Inc. (ADR)	234,982	27,081,675
Tencent Holdings, Ltd.	243,200	18,293,294
Yum China Holdings, Inc.	193,365	12,810,431

		85,006,954

Denmark—3.0%
Novo Nordisk A/S - Class B	591,436	49,480,735
Orsted A/S	62,992	8,861,910

		58,342,645

France—8.9%
BNP Paribas S.A.	486,075	30,440,006
Danone S.A.	262,899	18,515,426
EssilorLuxottica S.A.	43,855	8,097,712
Legrand S.A.	221,007	23,405,498
LVMH Moet Hennessy Louis Vuitton SE	55,759	43,780,122
Schneider Electric SE	312,009	49,114,750

		173,353,514

Germany—8.3%
Adidas AG	69,254	25,788,034
Bayer AG	197,056	11,969,516
Continental AG	88,949	13,080,227
E.ON SE	836,070	9,668,944
GEA Group AG	390,947	15,835,142
Grand City Properties S.A. (a)	756,865	20,446,304
LEG Immobilien SE	158,351	22,814,697
MTU Aero Engines AG	37,745	9,352,082
Scout24 AG (b)	137,478	11,604,400
Symrise AG	156,351	21,796,316

		162,355,662

Greece—0.4%
Hellenic Telecommunications Organization S.A.	480,898	8,072,159

Hong Kong—4.4%
AIA Group, Ltd.	2,844,828	35,357,457
CLP Holdings, Ltd.	1,002,500	9,908,787
Hong Kong Exchanges & Clearing, Ltd.	258,100	15,384,346
Techtronic Industries Co., Ltd.	1,470,000	25,726,775

		86,377,365

India—1.3%
HDFC Bank, Ltd.	1,239,314	24,979,723

Ireland—1.8%
AIB Group plc (b)	3,123,646	8,037,210
Bank of Ireland Group plc (b)	500,839	2,679,061
Flutter Entertainment plc (b)	78,325	14,245,884
Ryanair Holdings plc (ADR) (a) (b)	84,016	9,091,371

		34,053,526

Italy—0.5%
Eni S.p.A.	801,775	9,781,821

Japan—20.1%
Bridgestone Corp. (a)	251,900	11,457,130
Daikin Industries, Ltd.	145,200	27,029,120
Fujitsu, Ltd.	129,000	24,162,229
Hitachi, Ltd.	613,900	35,134,018
Idemitsu Kosan Co., Ltd.	401,600	9,693,274
Japan Tobacco, Inc. (a)	554,831	10,478,732
Kansai Paint Co., Ltd.	385,200	9,812,459
Kao Corp. (a)	230,500	14,178,867
KDDI Corp.	587,300	18,311,562
Koito Manufacturing Co., Ltd.	252,500	15,697,054
Kubota Corp. (a)	1,095,900	22,156,689
Kyocera Corp.	190,400	11,765,874
Kyowa Kirin Co., Ltd.	755,800	26,684,229
Mitsubishi UFJ Financial Group, Inc.	3,385,700	18,277,213
Nitto Denko Corp.	201,900	15,058,124
Nomura Research Institute, Ltd.	441,600	14,613,750
Persol Holdings Co., Ltd.	281,200	5,552,767
Santen Pharmaceutical Co., Ltd.	1,282,000	17,652,028
SMC Corp.	35,600	21,027,507
SoftBank Group Corp.	223,900	15,679,782
Sugi Holdings Co., Ltd.	95,600	6,971,457
Terumo Corp.	332,000	13,448,478
Toyota Industries Corp.	154,700	13,376,805
Yamaha Corp.	148,600	8,062,118
ZOZO, Inc.	118,400	4,024,949

		390,306,215

Netherlands—7.2%
Akzo Nobel NV	225,432	27,857,911
Euronext NV	225,642	24,546,892
ING Groep NV	1,307,995	17,304,335
Koninklijke Philips NV	523,426	25,948,478
NXP Semiconductors NV	88,548	18,216,094
Wolters Kluwer NV	263,587	26,492,492

		140,366,202

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Portugal—0.7%
Galp Energia SGPS S.A.	1,173,429	$12,767,741

South Africa—0.5%
Naspers, Ltd. - N Shares	44,983	9,449,741

South Korea—1.5%
NAVER Corp.	42,169	15,637,077
Samsung Electronics Co., Ltd.	197,933	14,186,916

		29,823,993

Spain—2.4%
Amadeus IT Group S.A. (b)	221,716	15,592,470
Cellnex Telecom S.A.	194,425	12,385,546
Iberdrola S.A.	1,504,945	18,338,398

		46,316,414

Sweden—0.1%
Tele2 AB - B Shares (a)	205,896	2,805,874

Switzerland—13.3%
Cie Financiere Richemont S.A. - Class A	130,121	15,754,026
Credit Suisse Group AG	1,407,761	14,733,948
Glencore plc (b)	2,644,662	11,325,437
Julius Baer Group, Ltd.	248,638	16,216,363
Nestle S.A.	469,389	58,455,526
Roche Holding AG	162,753	61,336,822
Schindler Holding AG (Participation Certificate)	63,503	19,428,985
Sika AG	71,908	23,512,750
UBS Group AG	1,315,112	20,136,318
Zurich Insurance Group AG	42,794	17,158,141

		258,058,316

Taiwan—0.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	767,468	16,389,178

Thailand—0.4%
Advanced Info Service PCL (NVDR)	1,397,000	7,453,572

United Kingdom—9.7%
Beazley plc (b)	562,098	2,588,890
British American Tobacco plc	574,813	22,407,467
Burberry Group plc (b)	230,124	6,590,993
Cairn Energy plc	2,723,822	5,496,954
Croda International plc	235,596	24,031,685
Diageo plc	725,400	34,763,711
Hiscox, Ltd. (b)	626,774	7,215,530
Linde plc (a)	161,068	46,538,587
Natwest Group plc	6,483,668	18,218,351
Ocado Group plc (b)	128,233	3,553,161
Reckitt Benckiser Group plc	201,809	17,860,339

		189,265,668

United States—4.9%
Aon plc - Class A	142,224	33,957,402
Cadence Design Systems, Inc. (b)	77,231	10,566,746

United States—(Continued)
EPAM Systems, Inc. (b)	35,442	18,109,444
QIAGEN NV (b)	344,247	16,639,293
Visa, Inc. - A Shares	64,650	15,116,463

		94,389,348

Total Common Stocks (Cost $1,391,019,086)		1,930,470,646

Warrants—0.0%

Switzerland—0.0%
Cie Financiere Richemont S.A. Expires 11/22/2023 (b) (Cost $0)	298,538	200,047

Short-Term Investment—0.3%

Repurchase Agreement—0.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $6,430,811; collateralized by U.S. Treasury Note at 0.375%, maturing 04/15/24, with a market value of $6,559,495.	6,430,811	6,430,811

Total Short-Term Investments (Cost $6,430,811)		6,430,811

Securities Lending Reinvestments (c)—2.5%

Certificate of Deposit—0.0%
Agricultural Bank of China 0.100%, 07/01/21	29,533	29,533

Repurchase Agreements—1.0%
Barclays Bank plc Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $1,200,007; collateralized by various Common Stock with an aggregate market value of $1,333,436.	1,200,000	1,200,000
Barclays Capital, Inc. Repurchase Agreement dated 06/30/21 at 0.030%, due on 07/01/21 with a maturity value of $5,509,881; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/29 - 11/15/43, and an aggregate market value of $5,620,074.	5,509,877	5,509,877
Deutsche Bank AG, London Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $100,000; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $102,000.	100,000	100,000
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $800,002; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $816,329.	800,000	800,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $3,000,123; collateralized by various Common Stock with an aggregate market value of $3,333,353.	3,000,000	$3,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $1,500,071; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $1,666,667.	1,500,000	1,500,000
Repurchase Agreement dated 06/30/21 at 0.260%, due on 07/07/21 with a maturity value of $1,000,051; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 3.875%, maturity dates ranging from 12/31/23 - 04/15/29, and various Common Stock with an aggregate market value of $1,111,307.	1,000,000	1,000,000
Societe Generale Repurchase Agreement dated 06/30/21 at 0.180%, due on 07/01/21 with a maturity value of $5,000,025; collateralized by various Common Stock with an aggregate market value of $5,555,671.	5,000,000	5,000,000

		18,109,877

Time Deposits—0.1%
ABN AMRO Bank NV 0.080%, 07/01/21 (d)	2,000,000	2,000,000
Landesbank Baden-Wuettertemberg (London) 0.130%, 07/01/21 (d)	200,000	200,000

		2,200,000

Mutual Funds—1.4%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (e)	7,000,000	7,000,000
Fidelity Government Portfolio, Institutional Class 0.010% (e)	4,000,000	4,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (e)	7,000,000	7,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (e)	5,000,000	5,000,000
Wells Fargo Government Money Market Fund, Select Class 0.030% (e)	4,000,000	4,000,000

		27,000,000

Total Securities Lending Reinvestments (Cost $47,339,410)		47,339,410

Total Investments—102.1% (Cost $1,444,789,307)		1,984,440,914
Other assets and liabilities (net)—(2.1)%		(39,950,264)

Net Assets—100.0%		$1,944,490,650

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $65,489,387 and the collateral received consisted of cash in the amount of $47,339,410 and non-cash collateral with a value of $22,100,688. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2021.

Ten Largest Industries as of June 30, 2021 (Unaudited)	% of Net Assets
Chemicals	8.7
Pharmaceuticals	8.6
Banks	6.2
Capital Markets	5.4
Machinery	5.4
Textiles, Apparel & Luxury Goods	5.1
Insurance	4.9
IT Services	4.5
Food Products	4.0
Electrical Equipment	3.7

Glossary of Abbreviations

Other Abbreviations

(NVDR)—	Non-Voting Depository Receipts
(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$52,105,026	$—	$52,105,026
Canada	38,649,989	—	—	38,649,989
China	46,732,522	38,274,432	—	85,006,954
Denmark	—	58,342,645	—	58,342,645
France	—	173,353,514	—	173,353,514
Germany	—	162,355,662	—	162,355,662
Greece	—	8,072,159	—	8,072,159
Hong Kong	—	86,377,365	—	86,377,365
India	—	24,979,723	—	24,979,723
Ireland	9,091,371	24,962,155	—	34,053,526
Italy	—	9,781,821	—	9,781,821
Japan	—	390,306,215	—	390,306,215
Netherlands	18,216,094	122,150,108	—	140,366,202
Portugal	—	12,767,741	—	12,767,741
South Africa	—	9,449,741	—	9,449,741
South Korea	—	29,823,993	—	29,823,993
Spain	—	46,316,414	—	46,316,414
Sweden	—	2,805,874	—	2,805,874
Switzerland	—	258,058,316	—	258,058,316
Taiwan	—	16,389,178	—	16,389,178
Thailand	7,453,572	—	—	7,453,572
United Kingdom	—	189,265,668	—	189,265,668
United States	77,750,055	16,639,293	—	94,389,348
Total Common Stocks	197,893,603	1,732,577,043	—	1,930,470,646
Total Warrants*	200,047	—	—	200,047
Total Short-Term Investment*	—	6,430,811	—	6,430,811
Securities Lending Reinvestments
Certificate of Deposit	—	29,533	—	29,533
Repurchase Agreements	—	18,109,877	—	18,109,877
Time Deposits	—	2,200,000	—	2,200,000
Mutual Funds	27,000,000	—	—	27,000,000
Total Securities Lending Reinvestments	27,000,000	20,339,410	—	47,339,410
Total Investments	$225,093,650	$1,759,347,264	$—	$1,984,440,914

Collateral for Securities Loaned (Liability)	$—	$(47,339,410)	$—	$(47,339,410)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

MFS Research International Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$1,984,440,914
Cash denominated in foreign currencies (c)	1,484,389
Receivable for:
Investments sold	2,480,621
Fund shares sold	305,633
Dividends	6,060,032

Total Assets	1,994,771,589
Liabilities
Collateral for securities loaned	47,339,410
Payables for:
Investments purchased	71,720
Fund shares redeemed	386,545
Foreign taxes	737,178
Accrued Expenses:
Management fees	963,812
Distribution and service fees	130,360
Deferred trustees’ fees	182,883
Other expenses	469,031

Total Liabilities	50,280,939

Net Assets	$1,944,490,650

Net Assets Consist of:
Paid in surplus	$1,338,835,203
Distributable earnings (Accumulated losses) (d)	605,655,447

Net Assets	$1,944,490,650

Net Assets
Class A	$1,317,382,676
Class B	619,728,339
Class E	7,379,635
Capital Shares Outstanding*
Class A	92,340,865
Class B	43,869,139
Class E	519,206
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.27
Class B	14.13
Class E	14.21

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,444,789,307.
(b)	Includes securities loaned at value of $65,489,387.
(c)	Identified cost of cash denominated in foreign currencies was $1,490,841.
(d)	Includes foreign capital gains tax of $737,178.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends (a)	$22,642,569
Non-cash dividends	1,596,053
Securities lending income	50,423

Total investment income	24,289,045
Expenses
Management fees	6,586,042
Administration fees	38,210
Custodian and accounting fees	221,099
Distribution and service fees—Class B	763,475
Distribution and service fees—Class E	5,555
Audit and tax services	27,442
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	45,442
Insurance	6,261
Miscellaneous	18,861

Total expenses	7,763,787
Less management fee waiver	(943,121)

Net expenses	6,820,666

Net Investment Income	17,468,379

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	57,783,353
Foreign currency transactions	60,972

Net realized gain (loss)	57,844,325

Net change in unrealized appreciation (depreciation) on:
Investments (c)	68,208,822
Foreign currency transactions	(340,305)

Net change in unrealized appreciation (depreciation)	67,868,517

Net realized and unrealized gain (loss)	125,712,842

Net Increase (Decrease) in Net Assets From Operations	$143,181,221

(a)	Net of foreign withholding taxes of $2,681,382.
(b)	Net of foreign capital gains tax of $42,966.
(c)	Includes change in foreign capital gains tax of $22,423.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

MFS Research International Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$17,468,379	$21,447,662
Net realized gain (loss)	57,844,325	68,556,625
Net change in unrealized appreciation (depreciation)	67,868,517	129,060,390

Increase (decrease) in net assets from operations	143,181,221	219,064,677

From Distributions to Shareholders
Class A	(61,360,182)	(67,180,163)
Class B	(27,963,749)	(30,385,853)
Class E	(336,131)	(402,866)

Total distributions	(89,660,062)	(97,968,882)

Increase (decrease) in net assets from capital share transactions	14,505,537	(43,564,134)

Total increase (decrease) in net assets	68,026,696	77,531,661

Net Assets
Beginning of period	1,876,463,954	1,798,932,293

End of period	$1,944,490,650	$1,876,463,954

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	1,816,448	$26,990,499	1,671,914	$19,135,541
Reinvestments	4,228,820	61,360,182	5,982,205	67,180,163
Redemptions	(5,073,603)	(72,789,117)	(9,206,380)	(113,319,332)

Net increase (decrease)	971,665	$15,561,564	(1,552,261)	$(27,003,628)

Class B
Sales	1,414,473	$20,247,646	2,682,743	$31,505,428
Reinvestments	1,945,981	27,963,749	2,730,086	30,385,853
Redemptions	(3,428,686)	(49,073,394)	(6,424,021)	(77,589,619)

Net increase (decrease)	(68,232)	$(861,999)	(1,011,192)	$(15,698,338)

Class E
Sales	9,536	$134,549	32,780	$388,961
Reinvestments	23,246	336,131	36,002	402,866
Redemptions	(45,789)	(664,708)	(138,595)	(1,653,995)

Net increase (decrease)	(13,007)	$(194,028)	(69,813)	$(862,168)

Increase (decrease) derived from capital shares transactions		$14,505,537		$(43,564,134)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

MFS Research International Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.86		$13.03	$10.79	$12.79	$10.15	$10.46

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.14		0.17	0.28	0.23	0.20	0.21 (b)
Net realized and unrealized gain (loss)	0.97		1.39	2.73	(1.95)	2.67	(0.29)

Total income (loss) from investment operations	1.11		1.56	3.01	(1.72)	2.87	(0.08)

Less Distributions
Distributions from net investment income	(0.17)		(0.31)	(0.20)	(0.28)	(0.23)	(0.23)
Distributions from net realized capital gains	(0.53)		(0.42)	(0.57)	0.00	0.00	0.00

Total distributions	(0.70)		(0.73)	(0.77)	(0.28)	(0.23)	(0.23)

Net Asset Value, End of Period	$14.27		$13.86	$13.03	$10.79	$12.79	$10.15

Total Return (%) (c)	7.90	(d)	13.28	28.69	(13.81)	28.51	(0.67)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	(e)	0.75	0.74	0.75	0.74	0.74
Net ratio of expenses to average net assets (%) (f)	0.64	(e)	0.64	0.64	0.65	0.68	0.68
Ratio of net investment income (loss) to average net assets (%)	1.92	(e)	1.36	2.32	1.83	1.75	2.11 (b)
Portfolio turnover rate (%)	11	(d)	26	15	21	27	37
Net assets, end of period (in millions)	$1,317.4		$1,266.4	$1,211.1	$1,075.1	$1,343.7	$1,211.1

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.72		$12.90	$10.69	$12.67	$10.06	$10.36

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.12		0.13	0.25	0.20	0.17	0.19 (b)
Net realized and unrealized gain (loss)	0.96		1.38	2.69	(1.94)	2.64	(0.29)

Total income (loss) from investment operations	1.08		1.51	2.94	(1.74)	2.81	(0.10)

Less Distributions
Distributions from net investment income	(0.14)		(0.27)	(0.16)	(0.24)	(0.20)	(0.20)
Distributions from net realized capital gains	(0.53)		(0.42)	(0.57)	0.00	0.00	0.00

Total distributions	(0.67)		(0.69)	(0.73)	(0.24)	(0.20)	(0.20)

Net Asset Value, End of Period	$14.13		$13.72	$12.90	$10.69	$12.67	$10.06

Total Return (%) (c)	7.75	(d)	13.02	28.31	(14.00)	28.15	(0.88)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.99	(e)	1.00	0.99	1.00	0.99	0.99
Net ratio of expenses to average net assets (%) (f)	0.89	(e)	0.89	0.89	0.90	0.93	0.93
Ratio of net investment income (loss) to average net assets (%)	1.67	(e)	1.11	2.07	1.59	1.49	1.88 (b)
Portfolio turnover rate (%)	11	(d)	26	15	21	27	37
Net assets, end of period (in millions)	$619.7		$602.7	$580.0	$515.4	$662.7	$600.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

MFS Research International Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$13.80		$12.98	$10.75	$12.74	$10.11	$10.41

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.13		0.15	0.26	0.21	0.18	0.20 (b)
Net realized and unrealized gain (loss)	0.96		1.38	2.72	(1.94)	2.66	(0.29)

Total income (loss) from investment operations	1.09		1.53	2.98	(1.73)	2.84	(0.09)

Less Distributions
Distributions from net investment income	(0.15)		(0.29)	(0.18)	(0.26)	(0.21)	(0.21)
Distributions from net realized capital gains	(0.53)		(0.42)	(0.57)	0.00	0.00	0.00

Total distributions	(0.68)		(0.71)	(0.75)	(0.26)	(0.21)	(0.21)

Net Asset Value, End of Period	$14.21		$13.80	$12.98	$10.75	$12.74	$10.11

Total Return (%) (c)	7.78	(d)	13.06	28.47	(13.91)	28.35	(0.76)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	(e)	0.90	0.89	0.90	0.89	0.89
Net ratio of expenses to average net assets (%) (f)	0.79	(e)	0.79	0.79	0.80	0.83	0.83
Ratio of net investment income (loss) to average net assets (%)	1.78	(e)	1.22	2.16	1.71	1.58	1.98 (b)
Portfolio turnover rate (%)	11	(d)	26	15	21	27	37
Net assets, end of period (in millions)	$7.4		$7.3	$7.8	$6.6	$8.8	$7.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MFS Research International Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-13

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTI-14

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $6,430,811. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $18,109,877. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-15

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most

BHFTI-16

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$203,690,021	$0	$259,448,303

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company, the subadviser to the Portfolio, that amounted to $2,248,860 in purchases and $1,101,090 in sales of investments, which are included above, and resulted in net realized gains of $683,435.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$6,586,042	0.800%	First $200 million
	0.750%	$200 million to $500 million
	0.700%	$500 million to $1 billion
	0.650%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.205%	First $200 million
0.155%	$200 million to $500 million
0.105%	$500 million to $1 billion
0.055%	$1 billion to $2.5 billion
0.075%	Over $2.5 billion

BHFTI-17

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$1,452,811,605

Gross unrealized appreciation	592,532,045
Gross unrealized depreciation	(60,902,736)

Net unrealized appreciation (depreciation)	$531,629,309

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$40,307,014	$26,337,276	$57,661,868	$80,040,405	$97,968,882	$106,377,681

BHFTI-18

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$20,799,752	$68,456,742	$463,051,558	$—	$552,308,052

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-19

Brighthouse Funds Trust I

MFS Research International Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-20

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Managed by Morgan Stanley Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A, B, and E shares of the Morgan Stanley Discovery Portfolio returned 8.76%, 8.61%, and 8.65%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index¹, returned 10.44%.

MARKET ENVIRONMENT / CONDITIONS

Economic reopening was the main narrative of the first half of 2021. Activity restrictions were lifted as vaccinations gathered pace and COVID-19 spread appeared to be contained, while the federal government enacted additional pandemic stimulus. With economic growth strengthening, markets grew more anxious about rising inflation and the risk of the Federal Reserve (the “Fed”) tightening monetary policy too soon. However, reassurances from the Fed appeared to temper inflation concerns by the end of the period, as stock prices increased.

Within the Russell Midcap Growth Index (the “Index”), Real Estate, Energy and Consumer Discretionary were the top performing sectors in the six-month period. The weakest Index performers were Materials (the only sector that declined), Consumer Staples and Information Technology.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The portfolio management team seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will result from stock selection, given our philosophy and process.

The long-term investment horizon and conviction-weighted investment approach embraced by the portfolio management team can result in periods of performance deviation from the benchmark and peers. The Portfolio underperformed the benchmark in this six-month period due to unfavorable stock selection and sector allocations.

The largest detractor from relative performance was stock selection in the Information Technology sector, although a sector underweight position was modestly beneficial. Fastly operates an edge cloud platform for processing, serving, and securing customers’ applications; it was the greatest detractor in the sector and across the Portfolio. The company reported inline results, however, management provided an outlook indicating organic growth may decelerate next year, and this weighed on its shares. However, the underperformance of Fastly was partly offset by strength in MicroStrategy, Cloudflare, and Twilio, which were among the top 10 contributors in the Portfolio. Stock selection in Consumer Discretionary was detrimental to relative performance, despite a beneficial sector overweight position. ContextLogic (sold during the period) was the largest detractor in the sector and the second largest detractor across the whole Portfolio. The Real Estate, Industrials, Health Care and Financials sectors were also relative detractors in this period. Although a diverse set of holdings among these areas weighed on relative results, it was partly offset by strength in Agilon Health, which was the top contributor across the Portfolio.

Conversely, stock selection in Communication Services contributed positively to relative performance. Pinterest was a standout performer within the sector and among the top contributors across the Portfolio. Pinterest is an internet media company that operates a pinboard-style photo sharing platform and provides its users with personalized visual recommendations in the form of “pins” on its application. Its shares outperformed due to solid financial results characterized by accelerating revenue growth, supported by broad-based business strength across regions, industry verticals, and customers of all sizes. A zero-weight allocation to Consumer Staples was also mildly additive to relative results.

Energy, Materials, and a zero-weight allocation to Utilities had a negligible impact on relative performance.

Our team continues to focus on stock selection and the long-term outlook for companies owned in the Portfolio. At the end of the period, the Portfolio’s largest sector weights were in Information Technology, Communication Services, and Consumer Discretionary. The Portfolio had no exposure to the Consumer Staples, Energy, Financials, and Utilities sectors.

BHFTI-1

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Managed by Morgan Stanley Investment Management Inc.

Portfolio Manager Commentary*—(Continued)

Derivatives were not a material factor affecting performance in the period and all derivatives held in the Portfolio performed as expected.

Dennis P. Lynch

Sam G. Chainani

Jason C. Yeung

Armistead Nash

David S. Cohen

Alexander T. Norton

Portfolio Managers

Morgan Stanley Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
Morgan Stanley Discovery Portfolio
Class A	8.76	70.28	42.63	21.04
Class B	8.61	69.86	42.27	20.74
Class E	8.65	70.02	42.40	20.86
Russell Midcap Growth Index	10.44	43.77	20.53	15.13

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
Twitter, Inc.	5.2
Pinterest, Inc. - Class A	5.1
Twilio, Inc. - Class A	5.0
DoorDash, Inc. - Class A	4.7
Cloudflare, Inc. - Class A	4.5
Carvana Co.	4.2
Veeva Systems, Inc. - Class A	3.8
Okta, Inc.	3.6
Skillz, Inc.	3.5
MongoDB, Inc.	3.4

Top Sectors

% of Net Assets
Information Technology	33.0
Communication Services	21.4
Consumer Discretionary	19.0
Health Care	18.0
Industrials	2.6
Financials	1.5
Real Estate	1.4
Materials	0.3

BHFTI-3

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Morgan Stanley Discovery Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.62%	$1,000.00	$1,087.60	$3.21
	Hypothetical*	0.62%	$1,000.00	$1,021.72	$3.11

Class B (a)	Actual	0.87%	$1,000.00	$1,086.10	$4.50
	Hypothetical*	0.87%	$1,000.00	$1,020.48	$4.36

Class E (a)	Actual	0.77%	$1,000.00	$1,086.50	$3.98
	Hypothetical*	0.77%	$1,000.00	$1,020.98	$3.86

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—97.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.6%
Axon Enterprise, Inc. (a) (b)	389,782	$68,913,458

Biotechnology—1.6%
Alnylam Pharmaceuticals, Inc. (a) (b)	97,552	16,537,015
Exact Sciences Corp. (a) (b)	205,130	25,499,710

		42,036,725

Entertainment—8.0%
ROBLOX Corp. - Class A (a) (b)	737,152	66,328,937
Roku, Inc. (a)	115,870	53,213,297
Skillz, Inc. (a) (b)	4,155,068	90,248,077

		209,790,311

Health Care Providers & Services—6.1%
Agilon Health Topco, Inc. † (a) (c)	1,294,600	49,020,285
agilon health, Inc. (a)	350,550	14,221,813
Covetrus, Inc. (a)	2,310,186	62,375,022
Guardant Health, Inc. (a) (b)	171,220	21,263,812
Oak Street Health, Inc. (a) (b)	201,631	11,809,528

		158,690,460

Health Care Technology—5.3%
GoodRx Holdings, Inc. - Class A (a) (b)	682,477	24,575,997
Teladoc Health, Inc. (a) (b)	79,875	13,282,414
Veeva Systems, Inc. - Class A (a)	321,194	99,875,274

		137,733,685

Interactive Media & Services—13.4%
Pinterest, Inc. - Class A (a)	1,696,659	133,951,228
Twitter, Inc. (a)	1,973,384	135,788,553
Zillow Group, Inc. - Class C (a) (b)	305,548	37,344,077
ZoomInfo Technologies, Inc. - Class A (a) (b)	833,294	43,472,948

		350,556,806

Internet & Direct Marketing Retail—12.8%
DoorDash, Inc. - Class A (a) (b)	690,862	123,201,420
Farfetch, Ltd. - Class A (a) (b)	845,197	42,564,121
Overstock.com, Inc. (a)	479,344	44,195,517
Stitch Fix, Inc. - Class A (a) (b)	637,943	38,467,963
Wayfair, Inc. - Class A (a) (b)	272,894	86,155,365

		334,584,386

IT Services—19.3%
Affirm Holdings, Inc. (a) (b)	169,955	11,446,469
Fastly, Inc. - Class A (a) (b)	1,380,252	82,263,019
Marqeta, Inc. - Class A (a) (b)	935,502	26,259,541
MongoDB, Inc. (a) (b)	247,884	89,615,024
Okta, Inc. (a) (b)	379,869	92,946,347
Snowflake, Inc. - Class A (a) (b)	294,851	71,294,972
Twilio, Inc. - Class A (a)	332,061	130,885,164

		504,710,536

Leisure Products—1.9%
Peloton Interactive, Inc. - Class A (a) (b)	405,664	50,310,449

Life Sciences Tools & Services—2.1%
10X Genomics, Inc. - Class A (a) (b)	138,995	27,218,001
NanoString Technologies, Inc. (a) (b)	418,854	27,137,550

		54,355,551

Metals & Mining—0.3%
Royal Gold, Inc. (b)	65,513	7,475,033

Pharmaceuticals—3.0%
Royalty Pharma plc - Class A	1,909,595	78,274,299

Real Estate Management & Development—1.4%
Opendoor Technologies, Inc. (a) (b)	553,552	9,814,477
Redfin Corp. (a) (b)	442,290	28,045,609

		37,860,086

Software—13.7%
Bill.com Holdings, Inc. (a)	78,799	14,434,401
Cloudflare, Inc. - Class A (a) (b)	1,108,234	117,295,487
Confluent, Inc. - Class A (a) (b)	238,214	11,315,165
Coupa Software, Inc. (a) (b)	176,603	46,289,412
Ironsource, Ltd. † (a) (c)	2,365,584	23,596,700
MicroStrategy, Inc. - Class A (a) (b)	21,992	14,613,684
Procore Technologies, Inc. (a) (b)	116,769	11,087,217
Qualtrics International, Inc. - Class A (a) (b)	419,855	16,059,454
Trade Desk, Inc. (The) - Class A (a)	656,340	50,774,462
UiPath, Inc. - Class A (a) (b)	205,446	13,955,947
Unity Software, Inc. (a) (b)	359,488	39,482,567

		358,904,496

Special Purpose Acquisition Companies—1.5%
BowX Acquisition Corp. - Class A (a) (b)	1,067,937	12,281,275
Good Works Acquisition Corp. † (a) (c)	1,260,988	11,292,148
Soaring Eagle Acquisition Corp. (a) (b)	1,358,015	14,381,379

		37,954,802

Specialty Retail—4.2%
Carvana Co. (a) (b)	363,837	109,813,283

Total Common Stocks (Cost $1,939,069,422)		2,541,964,366

Preferred Stock—0.1%

Internet & Direct Marketing Retail—0.1%
Overstock.com, Inc. - Series A-1 (Cost $76,885)	17,118	1,455,030

Escrow Shares—0.0%

Internet & Direct Marketing Retail—0.0%
Flipkart Escrow Receivable † (a) (c) (d) (Cost $0)	60,812	24,933

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Short-Term Investment—3.4%

Security Description	Principal Amount*	Value

Repurchase Agreement—3.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $89,341,389; collateralized by U.S. Treasury Note at 0.375%, maturing 04/15/24, with a market value of $91,128,315.	89,341,389	$89,341,389

Total Short-Term Investments (Cost $89,341,389)		89,341,389

Securities Lending Reinvestments (e)—25.4%

Certificates of Deposit—7.4%
Agricultural Bank of China 0.100%, 07/01/21	3,600,000	3,599,996
Bank of Montreal (Chicago)
0.176%, 1M BSBY + 0.120%, 12/01/21 (f)	12,000,000	12,000,149
0.222%, 3M LIBOR + 0.060%, 08/10/21 (f)	5,000,000	5,000,435
Barclays Bank plc 0.100%, 09/09/21	22,000,000	21,998,262
Cooperatieve Rabobank UA 0.228%, 3M LIBOR + 0.040%, 01/11/22 (f)	10,000,000	10,002,900
Credit Industriel et Commercial Zero Coupon, 10/12/21	19,991,121	19,991,800
Industrial & Commercial Bank of China Ltd. 0.110%, 07/22/21	15,000,000	14,999,355
Mizuho Bank, Ltd. 0.200%, 09/14/21	15,000,000	15,001,890
Natixis S.A. (New York) 0.208%, 3M LIBOR + 0.040%, 02/11/22 (f)	11,000,000	10,999,824
Oversea-Chinese Banking Corp., Ltd. 0.167%, 3M LIBOR + 0.020%, 03/25/22 (f)	5,000,000	5,000,020
Rabobank International London 0.266%, 3M LIBOR + 0.080%, 07/30/21 (f)	5,500,000	5,500,825
Royal Bank of Canada New York
0.221%, 3M LIBOR + 0.090%, 12/02/21 (f)	5,000,000	5,002,255
0.240%, 3M LIBOR + 0.040%, 10/05/21 (f)	5,000,000	5,000,885
Sumitomo Mitsui Banking Corp. 0.156%, 1M LIBOR + 0.060%, 12/17/21 (f)	15,000,000	14,999,970
Sumitomo Mitsui Trust Bank, Ltd.
Zero Coupon, 08/09/21	999,323	999,850
Zero Coupon, 09/20/21	9,987,358	9,996,800
0.060%, 07/06/21	10,000,000	9,999,930
Sumitomo Mitsui Trust Bank (London) Zero Coupon, 09/01/21	2,998,527	2,999,250
Zero Coupon, 10/15/21	4,997,798	4,997,900
Svenska Handelsbanken AB 0.220%, 3M LIBOR + 0.070%, 11/19/21 (f)	1,000,000	1,000,242
Toronto-Dominion Bank 0.267%, 3M LIBOR + 0.070%, 10/08/21 (f)	15,000,000	14,998,673

		194,091,211

Commercial Paper—0.2%
Antalis S.A. 0.200%, 07/06/21	719,632	719,983

Commercial Paper—(Continued)
Bedford Row Funding Corp. 0.266%, 3M LIBOR + 0.080%, 10/21/21 (f)	6,000,000	6,002,436

		6,722,419

Repurchase Agreements—10.3%
Barclays Bank plc Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $3,100,017; collateralized by various Common Stock with an aggregate market value of $3,444,709.	3,100,000	3,100,000
Barclays Capital, Inc. Repurchase Agreement dated 06/30/21 at 0.030%, due on 07/01/21 with a maturity value of $11,378,793; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/29 - 11/15/43, and an aggregate market value of $11,606,359.	11,378,783	11,378,783
BofA Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $10,003,500; collateralized by various Common Stock with an aggregate market value of $11,000,002.	10,000,000	10,000,000
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $35,750,050; collateralized by U.S. Government Agency Obligations with rates ranging from 0.920% - 7.500%, maturity dates ranging from 11/01/23 - 06/20/71, and an aggregate market value of $36,465,000.	35,750,000	35,750,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/30/21 at 0.060%, due on 07/01/21 with a maturity value of $10,000,017; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 6.125%, maturity dates ranging from 08/15/29 - 02/15/31, and an aggregate market value of $10,200,003.	10,000,000	10,000,000
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $4,001,672; collateralized by U.S. Treasury Obligations at 2.000%, maturing 11/30/22, and various Common Stock with an aggregate market value of $4,392,910.	4,000,000	4,000,000
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $32,013,378; collateralized by U.S. Treasury Obligations at 0.125%, maturing 05/31/23, and various Common Stock with an aggregate market value of $35,189,763.	32,000,000	32,000,000
Deutsche Bank AG, London
Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $5,700,027; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $5,814,005.	5,700,000	5,700,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (e)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London
Repurchase Agreement dated 06/30/21 at 0.230%, due on 07/01/21 with a maturity value of $40,000,256; collateralized by various Common Stock with an aggregate market value of $44,449,113.	40,000,000	$40,000,000
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $33,100,092; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $33,775,605.	33,100,000	33,100,000
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $50,002,042; collateralized by various Common Stock with an aggregate market value of $55,555,880.	50,000,000	50,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $6,700,319; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $7,444,447.	6,700,000	6,700,000
Repurchase Agreement dated 06/30/21 at 0.260%, due on 07/07/21 with a maturity value of $3,000,152; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 3.875%, maturity dates ranging from 12/31/23 - 04/15/29, and various Common Stock with an aggregate market value of $3,333,922.	3,000,000	3,000,000
Royal Bank of Canada Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $10,003,500; collateralized by various Common Stock with an aggregate market value of $11,111,222.	10,000,000	10,000,000
Societe Generale Repurchase Agreement dated 06/30/21 at 0.185%, due on 07/01/21 with a maturity value of $14,400,074; collateralized by various Common Stock with an aggregate market value of $16,000,509.	14,400,000	14,400,000

		269,128,783

Time Deposits—2.9%
ABN AMRO Bank NV 0.080%, 07/01/21	20,000,000	20,000,000
Landesbank Baden-Wuettertemberg (London) 0.130%, 07/01/21	9,000,000	9,000,000
National Bank of Canada 0.130%, OBFR + 0.050%, 07/07/21 (f)	20,000,000	20,000,000
Rabobank (New York) 0.050%, 07/01/21	12,000,000	12,000,000
Royal Bank of Canada 0.030%, 07/01/21	15,000,000	15,000,000

		76,000,000

Mutual Funds—4.6%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (g)	50,000,000	50,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (g)	60,000,000	60,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (g)	10,000,000	10,000,000

		120,000,000

Total Securities Lending Reinvestments (Cost $665,932,813)		665,942,413

Total Purchased Options—0.0% (h) (Cost $11,043,531)		451,749

Total Investments—126.1% (Cost $2,705,464,040)		3,299,179,880
Other assets and liabilities (net)—(26.1)%		(683,469,532)

Net Assets—100.0%		$2,615,710,348

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2021, the market value of restricted securities was $83,934,066, which is 3.2% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $716,426,631 and the collateral received consisted of cash in the amount of $665,922,542 and non-cash collateral with a value of $73,636,246. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2021, these securities represent 3.2% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(f)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(g)	The rate shown represents the annualized seven-day yield as of June 30, 2021.
(h)	For a breakout of open positions, see details shown in the Purchased Options table that follows.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Restricted Securities	Acquisition Date	Shares	Cost	Value
Agilon Health, Inc.	11/07/18	1,294,600	$4,895,659	$49,020,285
Flipkart Escrow Receivable	08/20/18	60,812	—	24,933
Good Works Acquisition Corp.	03/04/21	1,260,988	12,609,880	11,292,148
Ironsource, Ltd.	03/19/21	2,365,584	23,655,840	23,596,700

				$83,934,066

Purchased Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
USD Call/CNH Put	CNH	8.060	NWM	07/23/21	377,505,548	USD	377,505,548	$2,002,289	$377	$(2,001,912)
USD Call/CNH Put	CNH	7.995	BNP	09/10/21	328,682,301	USD	328,682,301	1,990,363	329	(1,990,034)
USD Call/CNH Put	CNH	7.641	BNP	11/11/21	392,236,912	USD	392,236,912	2,130,103	6,668	(2,123,435)
USD Call/CNH Put	CNH	7.449	BNP	01/06/22	483,344,853	USD	483,344,853	2,580,085	131,470	(2,448,615)
USD Call/CNH Put	CNH	7.570	GSI	03/30/22	471,242,125	USD	471,242,125	2,340,691	312,905	(2,027,786)

Totals								$11,043,531	$451,749	$(10,591,782)

Glossary of Abbreviations

Counterparties

(BNP)—	BNP Paribas S.A.
(GSI)—	Goldman Sachs International
(NWM)—	NatWest Markets plc

Currencies

(CNH)—	Chinese Renminbi
(USD)—	United States Dollar

Index Abbreviations

(BSBY)—	Bloomberg Short-Term Bank Yield Index
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$68,913,458	$—	$—	$68,913,458
Biotechnology	42,036,725	—	—	42,036,725
Entertainment	209,790,311	—	—	209,790,311
Health Care Providers & Services	109,670,175	49,020,285	—	158,690,460
Health Care Technology	137,733,685	—	—	137,733,685
Interactive Media & Services	350,556,806	—	—	350,556,806
Internet & Direct Marketing Retail	334,584,386	—	—	334,584,386
IT Services	504,710,536	—	—	504,710,536
Leisure Products	50,310,449	—	—	50,310,449
Life Sciences Tools & Services	54,355,551	—	—	54,355,551
Metals & Mining	7,475,033	—	—	7,475,033
Pharmaceuticals	78,274,299	—	—	78,274,299
Real Estate Management & Development	37,860,086	—	—	37,860,086
Software	335,307,796	23,596,700	—	358,904,496
Special Purpose Acquisition Companies	26,662,654	11,292,148	—	37,954,802
Specialty Retail	109,813,283	—	—	109,813,283
Total Common Stocks	2,458,055,233	83,909,133	—	2,541,964,366
Total Preferred Stock*	1,455,030	—	—	1,455,030
Total Escrow Shares*	—	—	24,933	24,933
Total Short-Term Investment*	—	89,341,389	—	89,341,389
Securities Lending Reinvestments
Certificates of Deposit	—	194,091,211	—	194,091,211
Commercial Paper	—	6,722,419	—	6,722,419
Repurchase Agreements	—	269,128,783	—	269,128,783
Time Deposits	—	76,000,000	—	76,000,000
Mutual Funds	120,000,000	—	—	120,000,000
Total Securities Lending Reinvestments	120,000,000	545,942,413	—	665,942,413
Total Purchased Options at Value	—	451,749	—	451,749
Total Investments	$2,579,510,263	$719,644,684	$24,933	$3,299,179,880

Collateral for Securities Loaned (Liability)	$—	$(665,922,542)	$—	$(665,922,542)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2021 is not presented.

During the period ended June 30, 2021, a transfer from Level 3 to Level 2 in the amount of $7,631,408 was due to the initiation of trading activity which resulted in the availability of significant observable inputs.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$3,299,179,880
Cash denominated in foreign currencies (c)	1,050
Receivable for:
Fund shares sold	333,686

Total Assets	3,299,514,616
Liabilities
Cash collateral for purchased options	741,000
Collateral for securities loaned	665,922,542
Payables for:
Commitments and contingencies	12,609,880
Fund shares redeemed	2,747,681
Accrued Expenses:
Management fees	1,196,718
Distribution and service fees	149,247
Deferred trustees’ fees	186,156
Other expenses	251,044

Total Liabilities	683,804,268

Net Assets	$2,615,710,348

Net Assets Consist of:
Paid in surplus	$1,684,793,263
Distributable earnings (Accumulated losses)	930,917,085

Net Assets	$2,615,710,348

Net Assets
Class A	$1,820,286,734
Class B	757,945,673
Class E	37,477,941
Capital Shares Outstanding*
Class A	67,304,277
Class B	32,928,150
Class E	1,530,326
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$27.05
Class B	23.02
Class E	24.49

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,705,464,040.
(b)	Includes securities loaned at value of $716,426,631.
(c)	Identified cost of cash denominated in foreign currencies was $981.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends	$924,943
Securities lending income	2,625,062

Total investment income	3,550,005
Expenses
Management fees	8,060,786
Administration fees	47,776
Custodian and accounting fees	55,998
Distribution and service fees—Class B	929,637
Distribution and service fees—Class E	27,918
Audit and tax services	25,707
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	53,632
Insurance	7,309
Miscellaneous	12,843

Total expenses	9,273,006
Less management fee waiver	(474,772)

Net expenses	8,798,234

Net Investment Loss	(5,248,229)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	364,271,394
Purchased options	(2,891,689)
Foreign currency transactions	(31,847)

Net realized gain (loss)	361,347,858

Net change in unrealized appreciation (depreciation) on:
Investments	(131,723,982)
Purchased options	(3,216,946)
Foreign currency transactions	(351)

Net change in unrealized appreciation (depreciation)	(134,941,279)

Net realized and unrealized gain (loss)	226,406,579

Net Increase (Decrease) in Net Assets From Operations	$221,158,350

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(5,248,229)	$(9,342,291)
Net realized gain (loss)	361,347,858	1,174,863,516
Net change in unrealized appreciation (depreciation)	(134,941,279)	544,815,887

Increase (decrease) in net assets from operations	221,158,350	1,710,337,112

From Distributions to Shareholders
Class A	(803,118,839)	(169,867,112)
Class B	(362,688,630)	(91,441,419)
Class E	(17,339,673)	(3,599,199)

Total distributions	(1,183,147,142)	(264,907,730)

Increase (decrease) in net assets from capital share transactions	1,006,319,668	(145,023,053)

Total increase (decrease) in net assets	44,330,876	1,300,406,329

Net Assets
Beginning of period	2,571,379,472	1,270,973,143

End of period	$2,615,710,348	$2,571,379,472

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	1,111,253	$52,176,273	1,998,507	$66,959,521
Reinvestments	32,047,839	803,118,839	6,090,610	169,867,112
Redemptions	(3,108,315)	(142,170,822)	(8,364,947)	(264,371,075)

Net increase (decrease)	30,050,777	$713,124,290	(275,830)	$(27,544,442)

Class B
Sales	1,159,000	$48,387,006	1,923,792	$55,820,946
Reinvestments	17,003,686	362,688,630	3,548,367	91,441,419
Redemptions	(2,992,701)	(131,549,433)	(8,870,310)	(266,321,880)

Net increase (decrease)	15,169,985	$279,526,203	(3,398,151)	$(119,059,515)

Class E
Sales	50,796	$2,277,421	202,445	$6,393,466
Reinvestments	764,199	17,339,673	135,563	3,599,199
Redemptions	(134,181)	(5,947,919)	(291,661)	(8,411,761)

Net increase (decrease)	680,814	$13,669,175	46,347	$1,580,904

Increase (decrease) derived from capital shares transactions		$1,006,319,668		$(145,023,053)

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$47.23		$21.87	$18.57	$20.17	$14.43	$15.72

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.08)		(0.14)	(0.03)	(0.04)	0.00 (b)	0.06 (c)
Net realized and unrealized gain (loss)	2.42		30.39	7.74	2.69	5.80	(1.35)

Total income (loss) from investment operations	2.34		30.25	7.71	2.65	5.80	(1.29)

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	0.00	(0.06)	0.00
Distributions from net realized capital gains	(22.52)		(4.89)	(4.41)	(4.25)	0.00	0.00

Total distributions	(22.52)		(4.89)	(4.41)	(4.25)	(0.06)	0.00

Net Asset Value, End of Period	$27.05		$47.23	$21.87	$18.57	$20.17	$14.43

Total Return (%) (d)	8.76	(e)	153.77	40.47 (f)	10.41	40.36	(8.27)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	(g)	0.66	0.68	0.68	0.69	0.70
Net ratio of expenses to average net assets (%) (h)	0.62	(g)	0.63	0.66	0.66	0.67	0.69
Ratio of net investment income (loss) to average net assets (%)	(0.34	)(g)	(0.44)	(0.13)	(0.18)	0.02	0.40 (c)
Portfolio turnover rate (%)	52	(e)	107	97	87	64	42
Net assets, end of period (in millions)	$1,820.3		$1,759.4	$820.8	$650.2	$692.9	$547.4

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$43.58		$20.48	$17.62	$19.35	$13.85	$15.13

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.12)		(0.20)	(0.08)	(0.09)	(0.04)	0.02 (c)
Net realized and unrealized gain (loss)	2.08		28.19	7.35	2.61	5.57	(1.30)

Total income (loss) from investment operations	1.96		27.99	7.27	2.52	5.53	(1.28)

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	0.00	(0.03)	0.00
Distributions from net realized capital gains	(22.52)		(4.89)	(4.41)	(4.25)	0.00	0.00

Total distributions	(22.52)		(4.89)	(4.41)	(4.25)	(0.03)	0.00

Net Asset Value, End of Period	$23.02		$43.58	$20.48	$17.62	$19.35	$13.85

Total Return (%) (d)	8.61	(e)	153.11	40.13 (f)	10.15	39.91	(8.46)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	(g)	0.91	0.93	0.93	0.94	0.95
Net ratio of expenses to average net assets (%) (h)	0.87	(g)	0.88	0.91	0.91	0.92	0.94
Ratio of net investment income (loss) to average net assets (%)	(0.59	)(g)	(0.68)	(0.39)	(0.43)	(0.23)	0.15 (c)
Portfolio turnover rate (%)	52	(e)	107	97	87	64	42
Net assets, end of period (in millions)	$757.9		$773.8	$433.3	$368.5	$398.2	$325.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$44.91		$20.99	$17.97	$19.65	$14.06	$15.34

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.10)		(0.18)	(0.06)	(0.07)	(0.02)	0.04 (c)
Net realized and unrealized gain (loss)	2.20		28.99	7.49	2.64	5.65	(1.32)

Total income (loss) from investment operations	2.10		28.81	7.43	2.57	5.63	(1.28)

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	0.00	(0.04)	0.00
Distributions from net realized capital gains	(22.52)		(4.89)	(4.41)	(4.25)	0.00	0.00

Total distributions	(22.52)		(4.89)	(4.41)	(4.25)	(0.04)	0.00

Net Asset Value, End of Period	$24.49		$44.91	$20.99	$17.97	$19.65	$14.06

Total Return (%) (d)	8.65	(e)	153.37	40.25 (f)	10.26	40.07	(8.34)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	(g)	0.81	0.83	0.83	0.84	0.85
Net ratio of expenses to average net assets (%) (h)	0.77	(g)	0.78	0.81	0.81	0.82	0.84
Ratio of net investment income (loss) to average net assets (%)	(0.49	)(g)	(0.59)	(0.29)	(0.33)	(0.13)	0.25 (c)
Portfolio turnover rate (%)	52	(e)	107	97	87	64	42
Net assets, end of period (in millions)	$37.5		$38.2	$16.9	$13.9	$13.8	$11.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Includes gains from settlement of security litigations; excluding these gains, the total return for Class A, Class B and Class E would have been 40.28%, 39.92% and 40.05%, respectively for the year ended December 31, 2019.
(g)	Computed on an annualized basis.
(h)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Morgan Stanley Discovery Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost

BHFTI-14

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

BHFTI-15

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Special Purpose Acquisition Companies - The Portfolio may invest in Special Purposes Acquisition Companies (“SPAC”). A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transaction. The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Portfolio’s ability to meet its investment objective(s). If a SPAC does not complete a transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a transaction. In some cases, the Portfolio may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with a transaction. Because SPACs often do not have an operating history or ongoing business other than seeking a transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable transaction. Some SPACs may pursue transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC, which may be traded in the OTC market, may become illiquid and/or may be subject to restrictions on resale. Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target Transaction; an attractive Transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may be required to return any remaining monies to shareholders; a Transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Portfolio may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $89,341,389. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $269,128,783. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

BHFTI-16

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Investments in Derivative Instruments

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

BHFTI-17

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2021 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Investments at market value (a)	$451,749

(a)	Represents purchased options which are part of investments at value shown in the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2021.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
BNP Paribas S.A.	$138,467	$—	$(138,467)	$—
Goldman Sachs International	312,905	—	(312,905)	—
Natwest Markets plc	377	—	(377)	—

	$451,749	$—	$(451,749)	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Purchased options	$(2,891,689)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Purchased options	$(3,216,946)

For the six months ended June 30, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased Options	$2,097,955,378

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTI-18

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

BHFTI-19

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,270,986,690	$0	$1,366,539,693

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$8,060,786	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.625%	Over $500 million

BHFTI-20

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Morgan Stanley Investment Management Inc. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $	200 million
0.050%	Over $	850 million

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Commitments

The Portfolio may enter into commitments, or agreements, to acquire an investment at a future date (subject to certain conditions) in connection with a potential public or non-public offering. Such agreements are subject to certain rights of the issuer’s and ultimately, issuer approval, and may obligate the Portfolio to make future cash payments. At June 30, 2021, the Portfolio had an outstanding commitment of $12,609,880 to purchase an equity security and is reflected as Payable for Commitments and contingencies in the Statement of Assets and Liabilities.

BHFTI-21

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

9. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$2,723,832,408

Gross unrealized appreciation	684,323,309
Gross unrealized depreciation	(108,975,837)

Net unrealized appreciation (depreciation)	$575,347,472

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$102,116,783	$25,196,991	$162,790,947	$206,090,389	$264,907,730	$231,287,380

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$390,345,774	$792,448,419	$710,288,820	$—	$1,893,083,013

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-22

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-23

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Managed by PanAgora Asset Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class B shares of the PanAgora Global Diversified Risk Portfolio returned 4.19%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 7.26%.

MARKET ENVIRONMENT / CONDITIONS

Both developed and emerging markets equities gained in the first half of the year as the COVID-19 vaccine rollout and fiscal stimulus continued to help economies as they re-opened. Investors focused heavily on inflation data as the U.S. core Consumer Price Index rose from 3% to 3.8% on a year-over-year basis, its sharpest increase in nearly three decades. In the Eurozone, business activity expanded at its fastest rate in 15 years; the Purchasing Managers’ Index data jumped to 59.5 (a number indicative of increased economic activity) as lockdowns were eased throughout the region. A weaker U.S. dollar in April and May helped emerging equities gain despite concerns of a resurgence in COVID-19 infections, notably in India and Turkey. Within the U.S., small cap equities outperformed large caps for the six-month period with the Russell 2000 Index gaining 17.5% compared to 15.3% for the S&P 500 Index. Non-U.S. developed markets also posted strong gains over the course of the period with the MSCI World ex-U.S. Index (Hedged) gaining 13.4%. Emerging markets equities posted a slightly smaller increase over the six-month period with the MSCI Emerging Markets Index rising 7.5%.

Bond prices recovered somewhat in the second quarter of 2021 following a difficult first quarter in which several segments of the market sold off. The benchmark 10-year U.S. Treasury Note ultimately rose 52 basis points over the six-month period and ended the period at 1.45%. Yields for developed markets government debt generally moved in step with U.S. Treasuries. The FTSE U.S. Treasury Index and FTSE World Government Bond ex-U.S. (Hedged) Index both declined by approximately 2.5% for the period. After being the laggard in the first quarter, U.S. investment grade credit led the way in the second quarter as spreads narrowed throughout the period and demand picked up. The Bloomberg Barclays U.S. Credit Index declined 1.3% during the period. The Bloomberg Barclays World Government Inflation-Linked Bond (Hedged) Index rebounded in the second quarter bringing the index back into positive territory to end the period at 0.2%.

Commodity prices maintained their momentum in the first half of 2021 as the global economy began to fully reopen following the worst of the COVID-19 pandemic. The more heavily energy-weighted S&P Goldman Sachs Commodity Index gained 31.4% and was trailed by the more balanced Bloomberg Commodity Index, which climbed by 21.1%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s investment philosophy is centered on the belief that risk diversification is the key to generating better risk-adjusted returns and avoiding risk concentration within a portfolio is the best way to achieve true diversification. PanAgora seeks to accomplish this by evaluating risk across and within asset classes using proprietary risk assessment and management techniques, including an approach to tactical risk management called Dynamic Risk Allocation. The Portfolio targets a neutral risk allocation of 40% equities, 40% nominal fixed income and 20% inflation protection.

During the six-month period, for the main asset classes used in the Portfolio, equities and inflation protected assets contributed to positive performance, while nominal fixed income detracted versus the benchmark. In terms of nominal fixed income, each of the sub-asset classes detracted, with exposure to U.S. and international government debt detracting the most. This was mainly due to the underperformance of the asset class in the first quarter when better than expected economic data along with even more fiscal stimulus were supportive of yields as bond prices declined. Within equities, exposure to each of the sub-asset classes contributed positively with U.S. large and small cap contributing the most. U.S. equities were helped by President Biden’s $1.9 trillion COVID-19 relief package, which sent direct payments to many Americans. For inflation protected assets, commodities were the top contributing sub-asset class for the period; exposure to inflation-linked bonds also modestly contributed. The price of West Texas Intermediate crude oil notably gained over 50% in the first half of the year spurred by renewed global demand and traded above $73 per barrel for the first time since October 2018. The spike in inflation and decline in longer-term yields during the second quarter proved to be especially helpful for inflation-linked bonds.

On average, the Portfolio maintained an overweight position to inflation protected assets and equities and an underweight position to nominal fixed income relative to the Portfolio’s strategic (neutral) risk targets. For the six-month period, this active positioning modestly detracted from overall Portfolio performance.

The Portfolio invests in derivatives, such as exchange-traded futures within the equity, fixed income and commodities asset classes, and swaps on futures within fixed income and commodities. The Portfolio invests in derivatives in order to gain exposure to certain asset classes. All derivatives used during the period performed as expected.

By the end of the period, the Portfolio reduced its underweight to nominal fixed income at the expense of reducing the overweight to inflation protected assets while equities were close to in line with the strategic risk targets (slightly overweight).

Within nominal fixed income, the Portfolio was overweight investment grade credit and underweight U.S. government debt and international government debt. Within inflation protected assets, the Portfolio was overweight both commodities and inflation-linked

BHFTI-1

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Managed by PanAgora Asset Management, Inc.

Portfolio Manager Commentary*—(Continued)

bonds. Within equities, the Portfolio was overweight emerging markets and U.S. large and small cap and underweight non-U.S. developed markets.

Edward Qian

Bryan Belton

Jonathan Beaulieu

Portfolio Managers

PanAgora Asset Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-2

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	Since Inception[1]
PanAgora Global Diversified Risk Portfolio
Class B	4.19	17.52	7.47	7.08
Dow Jones Moderate Portfolio Index	7.26	24.96	9.90	7.91

1 Inception date of Class B shares is 4/14/2014. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	105.9
Global Developed Equities	33.3
Commodities - Production Weighted	18.9
Global Inflation-Linked Bonds	16.8
Global Emerging Equities	9.0

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets.

BHFTI-3

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PanAgora Global Diversified Risk Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class B	Actual	1.08%	$1,000.00	$1,041.90	$5.47
	Hypothetical*	1.08%	$1,000.00	$1,019.44	$5.41

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

BHFTI-4

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Foreign Government—20.6% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Sovereign—20.6%
Deutsche Bundesrepublik Inflation Linked Bond
0.500%, 04/15/30 (EUR) (a)	7,476,671	$10,692,636
French Republic Government Bond OAT
3.400%, 07/25/29 (EUR) (a)	7,626,130	12,830,774
Italy Buoni Poliennali Del Tesoro
1.250%, 09/15/32 (144A) (EUR) (a)	3,403,168	4,771,266
2.600%, 09/15/23 (144A) (EUR) (a)	1,701,686	2,202,699
United Kingdom Gilt Inflation Linked Bond
0.625%, 03/22/40 (GBP) (a)	10,285,778	23,900,868

Total Foreign Government (Cost $52,393,250)		54,398,243

Common Stocks—11.2%

Aerospace & Defense—0.1%
Elbit Systems, Ltd.	165	21,364
General Dynamics Corp.	86	16,190
Howmet Aerospace, Inc. (b)	462	15,925
Huntington Ingalls Industries, Inc.	66	13,910
L3Harris Technologies, Inc.	58	12,537
Lockheed Martin Corp.	59	22,323
MTU Aero Engines AG	22	5,451
Northrop Grumman Corp.	68	24,713
Raytheon Technologies Corp.	372	31,735
Safran S.A.	66	9,157
Teledyne Technologies, Inc. (b)	21	8,796
Textron, Inc.	178	12,241
TransDigm Group, Inc. (b)	21	13,593

		207,935

Air Freight & Logistics—0.0%
C.H. Robinson Worldwide, Inc.	211	19,764
DSV Panalpina A/S	67	15,622
Expeditors International of Washington, Inc.	329	41,651
United Parcel Service, Inc. - Class B	78	16,222
Yamato Holdings Co., Ltd.	600	17,062

		110,321

Airlines—0.0%
Air Canada (b)	392	8,064
Alaska Air Group, Inc. (b)	228	13,751
American Airlines Group, Inc. (b)	353	7,487
ANA Holdings, Inc. (b)	1,300	30,552
Delta Air Lines, Inc. (b)	247	10,685
Southwest Airlines Co. (b)	310	16,458

		86,997

Auto Components—0.0%
BorgWarner, Inc.	411	19,950
Denso Corp.	300	20,456
Magna International, Inc.	373	34,535

Auto Components—(Continued)
Stanley Electric Co., Ltd.	600	17,354
Sumitomo Electric Industries, Ltd.	700	10,323

		102,618

Automobiles—0.0%
Ferrari NV	35	7,225
Ford Motor Co. (b)	1,063	15,796
Honda Motor Co., Ltd.	200	6,412
Isuzu Motors, Ltd.	700	9,285
Renault S.A. (b)	162	6,549
Stellantis NV (Milan-Traded Shares)	854	16,849
Subaru Corp.	500	9,860

		71,976

Banks—0.3%
ABN AMRO Bank NV (b)	1,431	17,274
Banco Santander S.A. (b)	2,376	9,059
Bank Leumi Le-Israel B.M. (b)	5,327	40,467
Bank of America Corp.	695	28,655
Bank of East Asia, Ltd. (The)	2,800	5,191
Bank of Montreal	294	30,135
Bank of Nova Scotia (The)	409	26,600
BOC Hong Kong Holdings, Ltd.	6,000	20,338
Canadian Imperial Bank of Commerce	295	33,581
Chiba Bank, Ltd. (The)	1,300	7,826
Citizens Financial Group, Inc.	100	4,587
Comerica, Inc.	216	15,409
Danske Bank A/S	1,002	17,615
Fifth Third Bancorp	693	26,493
Huntington Bancshares, Inc.	1,176	16,782
Israel Discount Bank, Ltd. - Class A (b)	1,713	8,157
Japan Post Bank Co., Ltd.	2,200	18,427
KeyCorp	1,042	21,517
Mitsubishi UFJ Financial Group, Inc.	3,700	19,974
Mizrahi Tefahot Bank, Ltd. (b)	747	23,001
Mizuho Financial Group, Inc.	1,950	27,477
People’s United Financial, Inc.	2,608	44,701
Raiffeisen Bank International AG	542	12,264
Regions Financial Corp.	748	15,095
Resona Holdings, Inc.	7,900	30,285
Royal Bank of Canada	373	37,791
Shizuoka Bank, Ltd. (The)	1,700	13,094
Skandinaviska Enskilda Banken AB - Class A	1,128	14,562
Sumitomo Mitsui Financial Group, Inc.	500	17,207
SVB Financial Group (b)	28	15,580
Toronto-Dominion Bank (The)	524	36,721
Truist Financial Corp.	478	26,529
U.S. Bancorp	317	18,060
Wells Fargo & Co.	75	3,397
Zions Bancorp N.A.	255	13,479

		717,330

Beverages—0.3%
Anheuser-Busch InBev S.A.	304	21,892
Asahi Group Holdings, Ltd.	500	23,354

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Beverages—(Continued)
Brown-Forman Corp. - Class B	381	$28,552
Budweiser Brewing Co. APAC, Ltd.	1,800	5,666
Carlsberg AS - Class B	223	41,631
Coca-Cola Co. (The)	625	33,819
Coca-Cola Europacific Partners plc	298	17,677
Coca-Cola HBC AG (b)	445	16,094
Constellation Brands, Inc. - Class A	184	43,036
Davide Campari-Milano NV	2,465	33,064
Diageo plc	846	40,543
Heineken Holding NV	193	19,444
Heineken NV	157	19,033
Ito En, Ltd.	1,300	77,099
Kirin Holdings Co., Ltd.	900	17,543
Molson Coors Beverage Co. - Class B (b)	858	46,066
Monster Beverage Corp. (b)	604	55,175
PepsiCo, Inc.	264	39,117
Pernod Ricard S.A.	165	36,623
Remy Cointreau S.A.	156	32,221
Suntory Beverage & Food, Ltd.	900	33,778
Treasury Wine Estates, Ltd.	3,529	30,906

		712,333

Biotechnology—0.1%
AbbVie, Inc.	277	31,201
Alexion Pharmaceuticals, Inc. (b)	119	21,862
Amgen, Inc.	95	23,156
Argenx SE (b)	130	39,164
Biogen, Inc. (b)	70	24,239
CSL, Ltd.	131	28,025
Genmab A/S (b)	93	37,933
Gilead Sciences, Inc.	390	26,855
Grifols S.A.	1,405	38,064
Incyte Corp. (b)	200	16,826
PeptiDream, Inc. (b)	300	14,712
Regeneron Pharmaceuticals, Inc. (b)	47	26,251
Vertex Pharmaceuticals, Inc. (b)	100	20,163

		348,451

Building Products—0.1%
A.O. Smith Corp.	243	17,511
AGC, Inc.	100	4,198
Assa Abloy AB - Class B	828	24,947
Carrier Global Corp.	217	10,546
Fortune Brands Home & Security, Inc.	211	21,018
Johnson Controls International plc	346	23,746
Kingspan Group plc	231	21,820
Lixil Corp.	400	10,340
Masco Corp.	184	10,839
Rockwool International A/S - B Shares	29	14,152
Trane Technologies plc	162	29,831
Xinyi Glass Holdings, Ltd.	10,000	40,763

		229,711

Capital Markets—0.2%
Ameriprise Financial, Inc.	105	26,132
Amundi S.A.	76	6,696

Capital Markets—(Continued)
ASX, Ltd.	298	17,371
Bank of New York Mellon Corp. (The)	286	14,652
Cboe Global Markets, Inc.	116	13,810
CME Group, Inc.	61	12,973
Credit Suisse Group AG	573	5,997
Daiwa Securities Group, Inc.	3,000	16,418
Deutsche Boerse AG	142	24,786
EQT AB	362	13,145
Franklin Resources, Inc.	558	17,850
Intercontinental Exchange, Inc.	152	18,042
MarketAxess Holdings, Inc.	15	6,954
Moody’s Corp.	68	24,641
Morgan Stanley	307	28,149
Natixis S.A.	2,735	12,968
Nomura Holdings, Inc.	1,300	6,604
Northern Trust Corp.	175	20,233
Raymond James Financial, Inc.	184	23,902
S&P Global, Inc.	75	30,784
Singapore Exchange, Ltd.	1,200	9,990
State Street Corp.	189	15,551
T. Rowe Price Group, Inc.	106	20,985
UBS Group AG	1,081	16,552

		405,185

Chemicals—0.4%
Air Liquide S.A.	205	35,921
Air Products & Chemicals, Inc.	114	32,796
Akzo Nobel NV	262	32,377
Albemarle Corp.	222	37,398
Arkema S.A.	111	13,936
Celanese Corp.	185	28,046
CF Industries Holdings, Inc.	777	39,977
Chr Hansen Holding A/S	260	23,469
Clariant AG	402	7,996
Corteva, Inc.	1,073	47,588
Croda International plc	383	39,067
Dow, Inc.	495	31,324
DuPont de Nemours, Inc.	151	11,689
Eastman Chemical Co.	280	32,690
Ecolab, Inc.	148	30,484
EMS-Chemie Holding AG	17	16,704
FMC Corp.	321	34,732
Givaudan S.A.	8	37,208
International Flavors & Fragrances, Inc.	389	58,117
Johnson Matthey plc	442	18,816
Linde plc	132	38,161
LyondellBasell Industries NV - Class A	277	28,495
Mitsubishi Chemical Holdings Corp.	1,800	15,088
Mitsui Chemicals, Inc.	500	17,214
Mosaic Co. (The)	1,020	32,548
Nippon Paint Holdings Co., Ltd.	975	13,226
Nippon Sanso Holdings Corp.	800	16,389
Nissan Chemical Corp.	300	14,683
Novozymes A/S - B Shares	354	26,716
Nutrien, Ltd.	331	20,056
PPG Industries, Inc.	292	49,573

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
Sherwin-Williams Co. (The)	132	$35,963
Sika AG	62	20,273
Solvay S.A.	129	16,424
Sumitomo Chemical Co., Ltd.	4,000	21,150
Symrise AG	201	28,021
Toray Industries, Inc.	2,200	14,587
Tosoh Corp.	1,000	17,238
Umicore S.A.	245	14,977
Yara International ASA	278	14,643

		1,065,760

Commercial Services & Supplies—0.1%
Brambles, Ltd.	1,541	13,219
Cintas Corp.	40	15,280
GFL Environmental, Inc.	314	10,036
Rentokil Initial plc	1,860	12,742
Republic Services, Inc.	273	30,033
Ritchie Bros Auctioneers, Inc.	246	14,584
Rollins, Inc.	744	25,445
Sohgo Security Services Co., Ltd.	400	18,213
Waste Management, Inc.	145	20,316

		159,868

Communications Equipment—0.1%
Arista Networks, Inc. (b)	54	19,565
Cisco Systems, Inc.	486	25,758
F5 Networks, Inc. (b)	138	25,759
Juniper Networks, Inc.	721	19,719
Motorola Solutions, Inc.	89	19,300
Nokia Oyj (b)	4,106	21,988
Telefonaktiebolaget LM Ericsson - B Shares	2,475	31,123

		163,212

Construction & Engineering—0.0%
ACS Actividades de Construccion y Servicios S.A.	414	11,088
Ferrovial S.A.	334	9,805
Quanta Services, Inc.	222	20,106
Vinci S.A.	59	6,300
WSP Global, Inc.	217	25,331

		72,630

Construction Materials—0.1%
CRH plc	482	24,455
HeidelbergCement AG	232	19,905
Holcim, Ltd. (b)	321	19,259
James Hardie Industries plc	309	10,495
Martin Marietta Materials, Inc.	132	46,439
Vulcan Materials Co.	224	38,992

		159,545

Consumer Finance—0.0%
Isracard, Ltd. (b)	1	3
Synchrony Financial	391	18,971

		18,974

Containers & Packaging—0.1%
AMCOR plc	2,640	30,254
Avery Dennison Corp.	275	57,816
Ball Corp.	379	30,707
International Paper Co.	780	47,822
Packaging Corp. of America	269	36,428
Sealed Air Corp.	695	41,179
Smurfit Kappa Group plc	619	33,582
WestRock Co.	847	45,077

		322,865

Distributors—0.0%
Genuine Parts Co.	133	16,820
LKQ Corp. (b)	668	32,879
Pool Corp.	21	9,632

		59,331

Diversified Financial Services—0.0%
Berkshire Hathaway, Inc. - Class B (b)	69	19,176
Groupe Bruxelles Lambert S.A.	151	16,889
Investor AB - B Shares	1,384	31,883
Sofina S.A.	53	22,872
Wendel S.E.	163	21,902

		112,722

Diversified Telecommunication Services—0.5%
AT&T, Inc.	2,197	63,230
BCE, Inc.	338	16,668
BT Group plc (b)	10,412	27,963
Cellnex Telecom S.A.	268	17,073
Deutsche Telekom AG	1,851	39,132
Elisa Oyj	446	26,612
HKT Trust & HKT, Ltd.	34,000	46,330
Iliad S.A.	206	30,195
Infrastrutture Wireless Italiane S.p.A.	1,470	16,620
Koninklijke KPN NV	13,605	42,503
Lumen Technologies, Inc.	5,869	79,760
Nippon Telegraph & Telephone Corp.	2,100	54,702
Orange S.A.	4,738	54,031
Proximus SADP	2,395	46,276
Singapore Telecommunications, Ltd.	123,500	210,775
Spark New Zealand, Ltd.	9,951	33,379
Swisscom AG	574	327,750
Telecom Italia S.p.A.	14,841	7,374
Telefonica Deutschland Holding AG	13,323	35,157
Telenor ASA	899	15,169
Telia Co. AB	13,363	59,320
Telstra Corp., Ltd.	4,846	13,667
TELUS Corp.	771	17,291
United Internet AG	686	28,054
Verizon Communications, Inc.	1,847	103,487

		1,412,518

Electric Utilities—0.9%
Alliant Energy Corp.	1,779	99,197
American Electric Power Co., Inc.	872	73,763

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electric Utilities—(Continued)
AusNet Services, Ltd.	30,001	$39,297
Chubu Electric Power Co., Inc.	6,900	84,092
CK Infrastructure Holdings, Ltd.	17,665	105,341
CLP Holdings, Ltd.	29,500	291,580
Duke Energy Corp.	686	67,722
Edison International	1,127	65,163
Electricite de France S.A.	3,378	46,122
Elia Group S.A.	232	24,479
Endesa S.A.	1,050	25,472
Enel S.p.A.	2,139	19,874
Entergy Corp.	571	56,929
Evergy, Inc.	1,157	69,918
Eversource Energy	814	65,315
Exelon Corp.	1,499	66,421
FirstEnergy Corp.	1,310	48,745
Fortis, Inc.	372	16,466
Fortum Oyj	931	25,677
HK Electric Investments & HK Electric Investments, Ltd.	200,500	203,230
Iberdrola S.A.	1,060	12,917
Kansai Electric Power Co., Inc. (The)	12,100	115,009
NextEra Energy, Inc.	672	49,244
NRG Energy, Inc.	1,373	55,332
Origin Energy, Ltd.	2,287	7,702
Orsted A/S	302	42,486
Pinnacle West Capital Corp.	832	68,199
Power Assets Holdings, Ltd.	29,000	177,977
PPL Corp.	2,238	62,597
Red Electrica Corp. S.A.	687	12,750
Southern Co. (The)	1,166	70,555
SSE plc	1,792	37,228
Terna SPA.	2,694	20,073
Tohoku Electric Power Co., Inc.	13,000	101,791
Tokyo Electric Power Co. Holdings, Inc. (b)	18,200	54,047
Verbund AG	98	9,021
Xcel Energy, Inc.	1,125	74,115

		2,465,846

Electrical Equipment—0.1%
ABB, Ltd.	881	29,905
Ballard Power Systems, Inc. (b)	537	9,738
Eaton Corp. plc	241	35,711
Emerson Electric Co.	316	30,412
Rockwell Automation, Inc.	79	22,596
Siemens Gamesa Renewable Energy S.A. (b)	300	10,016

		138,378

Electronic Equipment, Instruments & Components—0.1%
Amphenol Corp. - Class A	478	32,700
Corning, Inc.	617	25,235
Halma plc	802	29,894
Hamamatsu Photonics KK	500	30,144
Hirose Electric Co., Ltd.	210	30,705
Ibiden Co., Ltd.	300	16,155
IPG Photonics Corp. (b)	104	21,920
Keyence Corp.	52	26,231
Keysight Technologies, Inc. (b)	139	21,463

Electronic Equipment, Instruments & Components—(Continued)
Murata Manufacturing Co., Ltd.	200	15,262
TDK Corp.	73	8,869
TE Connectivity, Ltd.	227	30,693
Venture Corp., Ltd.	2,000	28,612
Yokogawa Electric Corp.	500	7,410
Zebra Technologies Corp. - Class A (b)	33	17,473

		342,766

Energy Equipment & Services—0.1%
Baker Hughes Co.	1,387	31,721
Halliburton Co.	895	20,693
NOV, Inc. (b)	1,801	27,591
Schlumberger NV	993	31,786
Tenaris S.A.	2,159	23,641

		135,432

Entertainment—0.2%
Activision Blizzard, Inc.	566	54,019
Bollore S.A.	4,819	25,842
Capcom Co., Ltd.	1,000	29,263
Electronic Arts, Inc.	347	49,909
Koei Tecmo Holdings Co., Ltd.	480	23,429
Konami Holdings Corp.	300	18,002
Live Nation Entertainment, Inc. (b)	441	38,627
Netflix, Inc. (b)	75	39,616
Nexon Co., Ltd.	1,300	28,982
Nintendo Co., Ltd.	41	23,856
Sea, Ltd. (ADR) (b)	334	91,716
Square Enix Holdings Co., Ltd.	400	19,845
Take-Two Interactive Software, Inc. (b)	318	56,292
Toho Co., Ltd.	800	32,972
UBISOFT Entertainment S.A. (b)	580	40,610
Vivendi SE	338	11,356
Walt Disney Co. (The) (b)	261	45,876

		630,212

Equity Real Estate Investment Trusts—0.2%
Alexandria Real Estate Equities, Inc.	98	17,830
Ascendas Real Estate Investment Trust	4,100	9,010
AvalonBay Communities, Inc.	54	11,269
Canadian Apartment Properties	312	14,628
CapitaLand Integrated Commercial Trust	6,300	9,790
Covivio	175	14,972
Crown Castle International Corp.	131	25,558
Daiwa House REIT Investment Corp.	9	26,535
Digital Realty Trust, Inc.	90	13,541
Duke Realty Corp.	426	20,171
Equinix, Inc.	18	14,447
Equity Residential	429	33,033
Essex Property Trust, Inc.	49	14,701
Extra Space Storage, Inc.	129	21,133
Federal Realty Investment Trust	179	20,973
Gecina S.A.	100	15,326
GLP J-REIT	8	13,802
Healthpeak Properties, Inc.	366	12,184

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Host Hotels & Resorts, Inc. (b)	799	$13,655
Iron Mountain, Inc.	293	12,400
Japan Metropolitan Fund Invest	18	19,503
Japan Real Estate Investment Corp.	2	12,294
Kimco Realty Corp.	1,166	24,311
Link REIT	1,600	15,480
Mid-America Apartment Communities, Inc.	124	20,884
Mirvac Group	7,066	15,403
Nippon Building Fund, Inc.	2	12,474
Nippon Prologis REIT, Inc.	11	35,005
Nomura Real Estate Master Fund, Inc.	7	11,220
Orix JREIT, Inc.	6	11,544
Prologis, Inc.	203	24,265
Public Storage	55	16,538
Realty Income Corp.	177	11,813
Regency Centers Corp.	217	13,903
Simon Property Group, Inc.	99	12,918
UDR, Inc.	253	12,392
United Urban Investment Corp.	5	7,231
Vicinity Centres	3,449	3,980
Vornado Realty Trust	240	11,201
Welltower, Inc.	160	13,296
Weyerhaeuser Co.	560	19,275

		659,888

Food & Staples Retailing—0.4%
Aeon Co., Ltd.	2,600	69,833
Alimentation Couche-Tard, Inc. - Class B	376	13,816
Carrefour S.A.	714	14,045
Coles Group, Ltd.	2,396	30,716
Cosmos Pharmaceutical Corp.	139	20,397
Costco Wholesale Corp.	133	52,624
Empire Co., Ltd.	1,658	52,297
Endeavour Group, Ltd. (b)	687	3,241
Etablissements Franz Colruyt NV	1,975	110,453
George Weston, Ltd.	693	66,052
ICA Gruppen AB	607	28,252
J Sainsbury plc	8,471	31,869
Jeronimo Martins SGPS S.A.	990	18,058
Kesko Oyj - B Shares	386	14,259
Kobe Bussan Co., Ltd.	400	12,598
Koninklijke Ahold Delhaize NV	1,052	31,278
Kroger Co. (The)	1,229	47,083
Lawson, Inc.	1,100	50,883
Loblaw Cos., Ltd.	1,549	95,332
Metro, Inc.	2,319	111,180
Seven & i Holdings Co., Ltd.	600	28,601
Sysco Corp.	442	34,365
Tesco plc	2,643	8,159
Tsuruha Holdings, Inc.	159	18,405
Walgreens Boots Alliance, Inc.	789	41,509
Walmart, Inc.	333	46,960
Welcia Holdings Co., Ltd.	800	26,134
WM Morrison Supermarkets plc	7,958	27,160
Woolworths Group, Ltd.	687	19,622

		1,125,181

Food Products—0.5%
a2 Milk Co., Ltd. (b)	1,860	8,372
Ajinomoto Co., Inc.	3,100	80,460
Archer-Daniels-Midland Co.	946	57,328
Associated British Foods plc	716	21,982
Barry Callebaut AG	20	46,471
Campbell Soup Co.	1,427	65,057
Conagra Brands, Inc.	1,175	42,746
Danone S.A.	252	17,748
General Mills, Inc.	1,006	61,296
Hershey Co. (The)	328	57,131
Hormel Foods Corp.	1,839	87,812
J.M. Smucker Co. (The)	645	83,573
Kellogg Co.	1,113	71,599
Kerry Group plc - Class A	799	111,601
Kraft Heinz Co. (The)	1,180	48,120
Lamb Weston Holdings, Inc.	446	35,974
McCormick & Co., Inc.	442	39,037
MEIJI Holdings Co., Ltd.	500	29,925
Mondelez International, Inc. - Class A	740	46,206
Mowi ASA	808	20,554
Nestle S.A.	477	59,403
NH Foods, Ltd.	300	11,662
Nisshin Seifun Group, Inc.	1,000	14,624
Nissin Foods Holdings Co., Ltd.	500	36,002
Orkla ASA	1,360	13,854
Saputo, Inc.	1,060	31,614
Toyo Suisan Kaisha, Ltd.	800	30,782
Tyson Foods, Inc. - Class A	594	43,813
WH Group, Ltd.	25,500	22,925
Wilmar International, Ltd.	5,400	18,098
Yakult Honsha Co., Ltd.	1,300	73,587

		1,389,356

Gas Utilities—0.3%
APA Group	2,260	15,058
Atmos Energy Corp.	460	44,211
Enagas S.A.	1,099	25,390
Hong Kong & China Gas Co., Ltd.	155,270	241,175
Naturgy Energy Group S.A.	1,074	27,616
Osaka Gas Co., Ltd.	4,200	77,820
Snam S.p.A.	6,452	37,339
Toho Gas Co., Ltd.	1,200	58,749
Tokyo Gas Co., Ltd.	7,500	140,962

		668,320

Health Care Equipment & Supplies—0.4%
ABIOMED, Inc. (b)	67	20,911
Alcon, Inc.	513	35,934
Align Technology, Inc. (b)	29	17,719
Ambu A/S - Class B	851	32,707
Asahi Intecc Co., Ltd.	700	16,729
Baxter International, Inc.	216	17,388
Becton Dickinson & Co.	118	28,697
BioMerieux	353	41,028
Boston Scientific Corp. (b)	655	28,008
Carl Zeiss Meditec AG	248	47,923

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—(Continued)
Cochlear, Ltd.	203	$38,328
Coloplast A/S - Class B	389	63,861
Cooper Cos., Inc. (The)	67	26,550
Danaher Corp.	47	12,613
Demant A/S (b)	481	27,153
Dentsply Sirona, Inc.	281	17,776
DexCom, Inc. (b)	34	14,518
DiaSorin S.p.A.	381	72,075
Edwards Lifesciences Corp. (b)	230	23,821
Fisher & Paykel Healthcare Corp., Ltd.	846	18,402
GN Store Nord AS	343	30,036
Hologic, Inc. (b)	278	18,548
Hoya Corp.	100	13,254
IDEXX Laboratories, Inc. (b)	28	17,683
Intuitive Surgical, Inc. (b)	36	33,107
Koninklijke Philips NV	676	33,512
Medtronic plc	184	22,840
Olympus Corp.	700	13,907
ResMed, Inc.	86	21,201
Siemens Healthineers AG	447	27,411
Smith & Nephew plc	1,755	38,032
Sonova Holding AG	94	35,372
STERIS plc	79	16,298
Straumann Holding AG	16	25,513
Stryker Corp.	116	30,129
Sysmex Corp.	262	30,945
Teleflex, Inc.	37	14,866
Terumo Corp.	600	24,305
West Pharmaceutical Services, Inc.	47	16,878
Zimmer Biomet Holdings, Inc.	155	24,927

		1,090,905

Health Care Providers & Services—0.2%
AmerisourceBergen Corp.	202	23,127
Amplifon S.p.A.	332	16,433
Anthem, Inc.	56	21,381
Cardinal Health, Inc.	267	15,243
Centene Corp. (b)	249	18,160
Cigna Corp.	59	13,987
CVS Health Corp.	222	18,524
DaVita, Inc. (b)	149	17,944
Fresenius Medical Care AG & Co. KGaA	240	19,936
HCA Healthcare, Inc.	110	22,741
Henry Schein, Inc. (b)	254	18,844
Humana, Inc.	54	23,907
Laboratory Corp. of America Holdings (b)	131	36,136
McKesson Corp.	78	14,917
Medipal Holdings Corp.	1,400	26,734
NMC Health plc (b) (c) (d)	1,427	0
Onxeo S.A. (b)	169	21,500
Quest Diagnostics, Inc.	205	27,054
Ramsay Health Care, Ltd.	253	11,925
Ryman Healthcare, Ltd.	844	7,744
Sonic Healthcare, Ltd.	887	25,538
UnitedHealth Group, Inc.	80	32,035
Universal Health Services, Inc. - Class B	172	25,186

		458,996

Health Care Technology—0.0%
Cerner Corp.	294	22,979
M3, Inc.	141	10,304

		33,283

Hotels, Restaurants & Leisure—0.2%
Aristocrat Leisure, Ltd.	633	20,451
Carnival Corp. (b)	275	7,249
Chipotle Mexican Grill, Inc. (b)	9	13,953
Compass Group plc (b)	481	10,145
Darden Restaurants, Inc.	118	17,227
Domino’s Pizza, Inc.	42	19,593
Entain plc (b)	479	11,575
Evolution AB	52	8,221
Expedia Group, Inc. (b)	147	24,065
Flutter Entertainment plc (b)	74	13,413
Genting Singapore, Ltd.	23,400	14,527
Hilton Worldwide Holdings, Inc. (b)	113	13,630
La Francaise des Jeux SAEM	356	20,935
Las Vegas Sands Corp. (b)	151	7,956
Marriott International, Inc. - Class A (b)	73	9,966
McDonald’s Corp.	115	26,564
Melco Resorts & Entertainment, Ltd. (ADR) (b)	686	11,367
MGM Resorts International	130	5,545
Norwegian Cruise Line Holdings, Ltd. (b)	127	3,735
Oriental Land Co., Ltd.	100	14,245
Restaurant Brands International, Inc.	514	33,118
Sodexo S.A. (b)	204	19,049
Starbucks Corp.	162	18,113
Tabcorp Holdings, Ltd.	5,066	19,627
Whitbread plc (b)	303	13,113
Wynn Macau, Ltd. (b)	6,800	10,701
Wynn Resorts, Ltd. (b)	103	12,597
Yum! Brands, Inc.	224	25,767

		426,447

Household Durables—0.1%
Barratt Developments plc	787	7,582
Berkeley Group Holdings plc	212	13,495
Casio Computer Co., Ltd.	500	8,355
Garmin, Ltd.	151	21,841
Iida Group Holdings Co., Ltd.	2,000	51,465
Leggett & Platt, Inc.	448	23,211
Lennar Corp. - Class A	214	21,261
Mohawk Industries, Inc. (b)	95	18,258
Newell Brands, Inc.	1,144	31,426
PulteGroup, Inc.	400	21,828
Sekisui House, Ltd.	500	10,251
Sharp Corp.	500	8,245
Sony Group Corp.	100	9,705
Taylor Wimpey plc	3,189	7,027
Whirlpool Corp.	110	23,982

		277,932

Household Products—0.2%
Church & Dwight Co., Inc.	453	38,605
Clorox Co. (The)	217	39,040

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Household Products—(Continued)
Colgate-Palmolive Co.	642	$52,227
Essity AB - Class B	354	11,738
Henkel AG & Co. KGaA	256	23,570
Kimberly-Clark Corp.	373	49,900
Lion Corp.	3,400	57,604
Pigeon Corp.	2,200	61,762
Procter & Gamble Co. (The)	582	78,529
Unicharm Corp.	700	28,158

		441,133

Independent Power and Renewable Electricity Producers—0.1%
AES Corp. (The)	2,137	55,712
Brookfield Renewable Corp. - Class A	298	12,520
Uniper SE	1,986	73,220

		141,452

Industrial Conglomerates—0.1%
3M Co.	109	21,651
CK Hutchison Holdings, Ltd.	1,500	11,688
DCC plc	59	4,833
General Electric Co.	1,309	17,619
Jardine Matheson Holdings, Ltd.	100	6,397
Keppel Corp., Ltd.	7,100	28,925
Melrose Industries plc	2,694	5,797
Roper Technologies, Inc.	26	12,225
Smiths Group plc	842	18,552
Toshiba Corp.	200	8,654

		136,341

Insurance—0.2%
Aegon NV	4,643	19,243
Aflac, Inc.	367	19,693
Allstate Corp. (The)	126	16,435
American International Group, Inc.	88	4,189
Aon plc - Class A	84	20,056
Arthur J. Gallagher & Co.	129	18,070
Assurant, Inc.	156	24,364
Chubb, Ltd.	124	19,709
Cincinnati Financial Corp.	187	21,808
Dai-ichi Life Holdings, Inc.	800	14,641
Everest Re Group, Ltd.	65	16,381
Fairfax Financial Holdings, Ltd.	18	7,894
Gjensidige Forsikring ASA	678	14,948
Globe Life, Inc.	194	18,478
Hannover Rueck SE	125	20,914
Hartford Financial Services Group, Inc. (The)	341	21,132
Insurance Australia Group, Ltd.	2,215	8,545
Japan Post Holdings Co., Ltd. (b)	1,800	14,807
Manulife Financial Corp.	616	12,125
Marsh & McLennan Cos., Inc.	100	14,068
Medibank Private, Ltd.	3,848	9,114
Poste Italiane S.p.A.	1,605	21,227
Principal Financial Group, Inc.	264	16,682
Progressive Corp. (The)	129	12,669
Prudential Financial, Inc.	155	15,883

Insurance—(Continued)
Sampo Oyj - A Shares	300	13,796
SCOR SE (b)	379	12,056
Sompo Holdings, Inc.	200	7,369
Swiss Life Holding AG	40	19,441
T&D Holdings, Inc.	700	9,095
Tokio Marine Holdings, Inc.	500	22,913
Travelers Cos., Inc. (The)	119	17,815
Tryg A/S	480	11,780
Unum Group	352	9,997

		527,337

Interactive Media & Services—0.1%
Alphabet, Inc. - Class A (b)	28	68,370
Auto Trader Group plc (b)	3,229	28,318
Facebook, Inc. - Class A (b)	179	62,240
Kakaku.com, Inc.	900	27,191
REA Group, Ltd.	187	23,714
Scout24 AG	489	41,276
Seek, Ltd.	490	12,182
Twitter, Inc. (b)	638	43,901
Z Holdings Corp.	4,300	21,561

		328,753

Internet & Direct Marketing Retail—0.1%
Amazon.com, Inc. (b)	5	17,201
Booking Holdings, Inc. (b)	8	17,505
Delivery Hero SE (b)	97	12,816
eBay, Inc.	510	35,807
Etsy, Inc. (b)	69	14,203
HelloFresh SE (b)	222	21,584
Just Eat Takeaway.com NV (b)	281	25,953
Mercari, Inc. (b)	100	5,314
Ocado Group plc (b)	365	10,114
Prosus NV (b)	245	23,972
Rakuten Group, Inc.	1,000	11,282
Zalando SE (b)	150	18,133
ZOZO, Inc.	400	13,598

		227,482

IT Services—0.3%
Accenture plc - Class A	102	30,069
Adyen NV (b)	12	29,327
Afterpay, Ltd. (b)	194	17,168
Akamai Technologies, Inc. (b)	198	23,087
Atos SE	128	7,790
Automatic Data Processing, Inc.	96	19,067
Capgemini SE	149	28,651
CGI, Inc. (b)	414	37,536
Cognizant Technology Solutions Corp. - Class A	328	22,717
Computershare, Ltd.	2,436	30,982
Edenred	251	14,306
Fidelity National Information Services, Inc.	154	21,817
Fiserv, Inc. (b)	165	17,637
Fujitsu, Ltd.	62	11,613
Global Payments, Inc.	92	17,254

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
GMO Payment Gateway, Inc.	100	$13,000
International Business Machines Corp.	147	21,549
Itochu Techno-Solutions Corp.	400	12,390
Jack Henry & Associates, Inc.	162	26,489
MasterCard, Inc. - Class A	94	34,318
NEC Corp.	200	10,293
Nexi S.p.A. (b)	1,115	24,488
Nomura Research Institute, Ltd.	600	19,856
NTT Data Corp.	1,500	23,391
Obic Co., Ltd.	100	18,624
Otsuka Corp.	500	26,228
Paychex, Inc.	233	25,001
PayPal Holdings, Inc. (b)	133	38,767
SCSK Corp.	200	11,914
Shopify, Inc. - Class A (b)	14	20,474
TIS, Inc.	900	22,990
VeriSign, Inc. (b)	103	23,452
Visa, Inc. - A Shares	125	29,227
Western Union Co. (The)	1,029	23,636
Wix.com, Ltd. (b)	142	41,220
Worldline S.A. (b)	206	19,301

		815,629

Leisure Products—0.0%
Bandai Namco Holdings, Inc.	261	18,115
Hasbro, Inc.	140	13,233
Shimano, Inc.	100	23,712
Yamaha Corp.	100	5,426

		60,486

Life Sciences Tools & Services—0.1%
Agilent Technologies, Inc.	250	36,953
Bio-Rad Laboratories, Inc. - Class A (b)	21	13,530
Eurofins Scientific SE (b)	260	29,732
Illumina, Inc. (b)	54	25,553
IQVIA Holdings, Inc. (b)	85	20,597
Lonza Group AG	66	46,787
Mettler-Toledo International, Inc. (b)	12	16,624
PerkinElmer, Inc.	95	14,669
QIAGEN NV (b)	1,053	50,897
Sartorius Stedim Biotech	104	49,199
Thermo Fisher Scientific, Inc.	46	23,206
Waters Corp. (b)	104	35,943

		363,690

Machinery—0.2%
Caterpillar, Inc.	163	35,474
CNH Industrial NV	1,352	22,339
Cummins, Inc.	51	12,434
Dover Corp.	179	26,957
Hino Motors, Ltd.	800	7,041
Hitachi Construction Machinery Co., Ltd.	200	6,109
Hoshizaki Corp.	200	16,989
Ingersoll Rand, Inc. (b)	236	11,519
KION Group AG	153	16,307

Machinery—(Continued)
Komatsu, Ltd.	1,800	44,723
Kone Oyj - Class B	450	36,714
Kurita Water Industries, Ltd.	300	14,389
MINEBEA MITSUMI, Inc.	200	5,288
Miura Co., Ltd.	200	8,665
NSK, Ltd.	900	7,603
Otis Worldwide Corp.	177	14,473
Parker-Hannifin Corp.	60	18,427
Pentair plc	240	16,198
Sandvik AB	372	9,504
Schindler Holding AG	66	19,291
Snap-on, Inc.	113	25,248
Spirax-Sarco Engineering plc	100	18,853
Stanley Black & Decker, Inc.	59	12,094
Techtronic Industries Co., Ltd.	1,000	17,501
Wartsila Oyj Abp	1,302	19,341
Xylem, Inc.	298	35,748

		479,229

Marine—0.0%
AP Moller - Maersk A/S - Class A	5	13,894

Media—0.3%
Charter Communications, Inc. - Class A (b)	71	51,223
Comcast Corp. - Class A	953	54,340
CyberAgent, Inc.	1,900	40,816
Dentsu Group, Inc.	700	25,033
Discovery, Inc. - Class A (b)	1,421	43,596
DISH Network Corp. - Class A (b)	1,108	46,314
Fox Corp. - Class B	1,387	48,822
Hakuhodo DY Holdings, Inc.	1,000	15,511
Informa plc (b)	2,694	18,727
Interpublic Group of Cos., Inc. (The)	2,310	75,052
News Corp. - Class B	2,565	62,458
Omnicom Group, Inc.	889	71,111
Pearson plc	2,894	33,327
Publicis Groupe S.A.	455	29,117
Quebecor, Inc. - Class B	1,202	32,057
ViacomCBS, Inc. - Class B	1,008	45,562
WPP plc	884	11,967

		705,033

Metals & Mining—0.2%
Agnico Eagle Mines, Ltd.	191	11,550
Anglo American plc	418	16,657
Antofagasta plc	864	17,163
ArcelorMittal S.A.	330	10,130
B2Gold Corp.	2,902	12,174
Barrick Gold Corp.	1,430	29,578
BHP Group plc	597	17,597
BHP Group, Ltd.	559	20,277
Boliden AB	532	20,462
Evolution Mining, Ltd.	10,786	36,518
Evraz plc	1,497	12,285
Freeport-McMoRan, Inc.	767	28,463
JFE Holdings, Inc.	600	7,028

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Metals & Mining—(Continued)
Kinross Gold Corp.	2,118	$13,430
Kirkland Lake Gold, Ltd.	433	16,686
Newcrest Mining, Ltd.	740	14,072
Newmont Corp.	1,060	67,183
Nippon Steel Corp.	700	11,790
Norsk Hydro ASA	2,948	18,832
Northern Star Resources, Ltd.	4,485	33,001
Nucor Corp.	593	56,886
Pan American Silver Corp.	478	13,651
Sumitomo Metal Mining Co., Ltd.	400	15,570
Teck Resources, Ltd. - Class B	613	14,118
Wheaton Precious Metals Corp.	453	19,968
Yamana Gold, Inc.	2,681	11,290

		546,359

Multi-Utilities—0.5%
AGL Energy, Ltd.	3,392	20,803
Algonquin Power & Utilities Corp.	833	12,412
Ameren Corp.	1,578	126,303
Atco, Ltd. - Class I	209	7,412
CenterPoint Energy, Inc.	2,518	61,741
CMS Energy Corp.	1,688	99,727
Consolidated Edison, Inc.	1,410	101,125
Dominion Energy, Inc.	1,568	115,358
DTE Energy Co.	654	84,758
E.ON SE	9,608	111,114
Engie S.A.	2,003	27,460
National Grid plc	6,078	77,387
NiSource, Inc.	3,301	80,874
Public Service Enterprise Group, Inc.	1,265	75,571
RWE AG	1,981	71,790
Sempra Energy	424	56,171
Suez S.A.	1,593	37,875
Veolia Environnement S.A.	1,577	47,647
WEC Energy Group, Inc.	1,079	95,977

		1,311,505

Multiline Retail—0.1%
Canadian Tire Corp., Ltd. - Class A	203	32,124
Dollar General Corp.	84	18,177
Dollar Tree, Inc. (b)	182	18,109
Dollarama, Inc.	256	11,718
Pan Pacific International Holdings Corp.	2,800	58,133
Ryohin Keikaku Co., Ltd.	500	10,442
Target Corp.	142	34,327
Wesfarmers, Ltd.	774	34,290

		217,320

Oil, Gas & Consumable Fuels—0.8%
Ampol, Ltd.	569	12,041
APA Corp.	848	18,342
BP plc	25,327	110,692
Cabot Oil & Gas Corp.	1,946	33,977
Cameco Corp.	616	11,807
Chevron Corp.	534	55,931

Oil, Gas & Consumable Fuels—(Continued)
ConocoPhillips	1,702	103,652
Devon Energy Corp.	1,016	29,657
Diamondback Energy, Inc.	429	40,279
Enbridge, Inc.	294	11,771
ENEOS Holdings, Inc.	68,400	286,329
EOG Resources, Inc.	499	41,637
Equinor ASA	681	14,414
Exxon Mobil Corp.	1,222	77,084
Galp Energia SGPS S.A.	792	8,617
Hess Corp.	619	54,051
Idemitsu Kosan Co., Ltd.	10,076	243,201
Imperial Oil, Ltd.	211	6,431
Inpex Corp.	15,700	117,665
Inter Pipeline, Ltd.	476	7,737
Kinder Morgan, Inc.	1,803	32,869
Koninklijke Vopak NV	417	18,951
Lundin Energy AB	4,202	149,092
Marathon Oil Corp.	2,724	37,101
Neste Oyj	150	9,190
Occidental Petroleum Corp.	900	28,143
Oil Search, Ltd.	2,757	7,881
OMV AG	156	8,899
ONEOK, Inc.	607	33,773
Parkland Corp.	270	8,726
Phillips 66	465	39,906
Pioneer Natural Resources Co.	229	37,217
Repsol S.A.	1,914	24,008
Royal Dutch Shell plc - B Shares	6,811	132,341
Santos, Ltd.	1,713	9,138
TC Energy Corp.	198	9,798
TotalEnergies SE	768	34,842
Valero Energy Corp.	471	36,776
Washington H Soul Pattinson & Co., Ltd.	1,053	26,646
Williams Cos., Inc. (The)	1,550	41,152
Woodside Petroleum, Ltd.	1,717	28,611

		2,040,375

Paper & Forest Products—0.0%
Mondi plc	549	14,465
Oji Holdings Corp.	6,400	36,692
Svenska Cellulosa AB SCA - Class B	1,214	19,898

		71,055

Personal Products—0.1%
Beiersdorf AG	348	42,001
Estee Lauder Cos., Inc. (The) - Class A	186	59,163
Kao Corp.	400	24,605
Kobayashi Pharmaceutical Co., Ltd.	200	17,081
Kose Corp.	98	15,424
L’Oreal S.A.	140	62,428
Pola Orbis Holdings, Inc.	600	15,852
Shiseido Co., Ltd.	200	14,706
Unilever plc	272	15,909

		267,169

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—0.4%
Astellas Pharma, Inc.	800	$13,926
AstraZeneca plc	317	38,039
Bausch Health Cos., Inc. (b)	316	9,274
Bayer AG	246	14,942
Bristol-Myers Squibb Co.	353	23,587
Canopy Growth Corp. (b)	323	7,812
Catalent, Inc. (b)	96	10,380
Chugai Pharmaceutical Co., Ltd.	600	23,632
Daiichi Sankyo Co., Ltd.	600	12,927
Eisai Co., Ltd.	300	29,317
Eli Lilly and Co.	166	38,100
GlaxoSmithKline plc	1,357	26,658
Hikma Pharmaceuticals olc	881	29,831
Hisamitsu Pharmaceutical Co., Inc.	300	14,766
Ipsen S.A.	139	14,461
Johnson & Johnson	142	23,393
Kyowa Kirin Co., Ltd.	1,200	42,367
Merck & Co., Inc.	405	31,497
Merck KGaA	150	28,795
Nippon Shinyaku Co., Ltd.	400	31,714
Novartis AG	240	21,875
Novo Nordisk A/S - Class B	690	57,727
Ono Pharmaceutical Co., Ltd.	900	19,977
Organon & Co. (b)	40	1,210
Orion Oyj - Class B	418	17,969
Otsuka Holdings Co., Ltd.	500	20,728
Perrigo Co. plc	415	19,028
Pfizer, Inc.	643	25,180
Recordati Industria Chimica e Farmaceutica S.p.A.	673	38,486
Roche Holding AG	120	48,745
Sanofi	249	26,092
Santen Pharmaceutical Co., Ltd.	2,800	38,554
Shionogi & Co., Ltd.	300	15,635
Sumitomo Dainippon Pharma Co., Ltd.	1,000	20,860
Taisho Pharmaceutical Holdings Co., Ltd.	400	21,309
Takeda Pharmaceutical Co., Ltd.	738	24,786
Teva Pharmaceutical Industries, Ltd. (ADR) (b)	3,894	38,551
UCB S.A.	451	47,154
Viatris, Inc.	1,077	15,390
Vifor Pharma AG	116	15,016
Zoetis, Inc.	89	16,586

		1,016,276

Professional Services—0.1%
Equifax, Inc.	97	23,233
Experian plc	305	11,766
Jacobs Engineering Group, Inc.	116	15,477
Leidos Holdings, Inc.	103	10,413
Nielsen Holdings plc	692	17,072
Nihon M&A Center, Inc.	200	5,190
Robert Half International, Inc.	330	29,360
SGS S.A.	12	37,019
Thomson Reuters Corp.	382	37,944
Verisk Analytics, Inc.	124	21,665
Wolters Kluwer NV	156	15,679

		224,818

Real Estate Management & Development—0.1%
Aroundtown S.A.	2,045	15,933
Azrieli Group, Ltd.	94	6,620
CBRE Group, Inc. - Class A (b)	281	24,090
CK Asset Holdings, Ltd.	227	1,567
Daito Trust Construction Co., Ltd.	100	10,932
Daiwa House Industry Co., Ltd.	200	6,002
Deutsche Wohnen SE	353	21,609
Fastighets AB Balder - B Shares (b)	184	11,547
Mitsubishi Estate Co., Ltd.	1,000	16,166
Sumitomo Realty & Development Co., Ltd.	300	10,717
Swiss Prime Site AG	83	8,237
Vonovia SE	239	15,466
Wharf Real Estate Investment Co., Ltd.	2,596	15,096

		163,982

Road & Rail—0.1%
Aurizon Holdings, Ltd.	8,386	23,410
Canadian National Railway Co.	88	9,285
Canadian Pacific Railway, Ltd.	350	26,914
CSX Corp.	735	23,579
J.B. Hunt Transport Services, Inc.	132	21,509
Kansas City Southern	81	22,953
Keio Corp.	800	47,008
Kintetsu Group Holdings Co., Ltd. (b)	900	31,585
MTR Corp., Ltd.	2,000	11,141
Nippon Express Co., Ltd.	100	7,613
Odakyu Electric Railway Co., Ltd.	500	12,601
Old Dominion Freight Line, Inc.	43	10,913
Tobu Railway Co., Ltd.	600	15,506
Union Pacific Corp.	74	16,275

		280,292

Semiconductors & Semiconductor Equipment—0.1%
Advantest Corp.	100	8,966
Analog Devices, Inc.	146	25,135
Applied Materials, Inc.	118	16,803
ASM International NV	72	23,674
ASML Holding NV	45	30,983
Broadcom, Inc.	50	23,842
Disco Corp.	56	17,124
Infineon Technologies AG	431	17,283
Intel Corp.	426	23,916
Microchip Technology, Inc.	182	27,253
Micron Technology, Inc. (b)	176	14,957
NVIDIA Corp.	20	16,002
Qorvo, Inc. (b)	85	16,630
QUALCOMM, Inc.	125	17,866
Rohm Co., Ltd.	173	16,004
Skyworks Solutions, Inc.	105	20,134
STMicroelectronics NV	309	11,217
SUMCO Corp.	500	12,211
Texas Instruments, Inc.	132	25,384
Xilinx, Inc.	135	19,526

		384,910

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Software—0.3%
Adobe, Inc. (b)	42	$24,597
Autodesk, Inc. (b)	72	21,017
AVEVA Group plc	298	15,303
Blackberry, Ltd. (b)	2,024	24,737
Check Point Software Technologies, Ltd. (b)	332	38,555
Citrix Systems, Inc.	220	25,799
Constellation Software, Inc.	14	21,203
CyberArk Software, Ltd. (b)	251	32,698
Dassault Systemes SE	153	37,118
Fortinet, Inc. (b)	59	14,053
Intuit, Inc.	51	24,999
Microsoft Corp.	101	27,361
Nemetschek SE	142	10,878
Nice, Ltd. (b)	262	64,588
NortonLifeLock, Inc.	848	23,082
Open Text Corp.	350	17,774
Oracle Corp.	295	22,963
Oracle Corp. Japan	100	7,653
Paycom Software, Inc. (b)	57	20,718
Sage Group plc (The)	2,542	24,080
SAP SE	201	28,360
ServiceNow, Inc. (b)	40	21,982
Synopsys, Inc. (b)	150	41,368
TeamViewer AG (b)	401	15,106
Temenos AG	115	18,478
Trend Micro, Inc.	700	36,678
Tyler Technologies, Inc. (b)	56	25,333
WiseTech Global, Ltd.	976	23,359
Xero, Ltd. (b)	262	26,911

		736,751

Specialty Retail—0.1%
ABC-Mart, Inc.	300	17,142
Advance Auto Parts, Inc.	74	15,180
AutoZone, Inc. (b)	19	28,352
Best Buy Co., Inc.	138	15,867
CarMax, Inc. (b)	115	14,852
Gap, Inc. (The)	426	14,335
H & M Hennes & Mauritz AB - B Shares (b)	372	8,828
Home Depot, Inc. (The)	50	15,945
Industria de Diseno Textil S.A	342	12,051
Kingfisher plc	2,421	12,215
L Brands, Inc.	276	19,889
Nitori Holdings Co., Ltd.	100	17,702
O’Reilly Automotive, Inc. (b)	47	26,612
Ross Stores, Inc.	223	27,652
TJX Cos., Inc. (The)	422	28,451
Tractor Supply Co.	124	23,071
Ulta Beauty, Inc. (b)	70	24,204
Yamada Holdings Co., Ltd.	5,500	25,392

		347,740

Technology Hardware, Storage & Peripherals—0.1%
Apple, Inc.	124	16,983
Canon, Inc.	1,200	27,136
FUJIFILM Holdings Corp.	600	44,478

Technology Hardware, Storage & Peripherals—(Continued)
HP, Inc.	794	23,971
Logitech International S.A.	331	40,116
NetApp, Inc.	274	22,419
Ricoh Co., Ltd.	1,200	13,522
Seagate Technology Holdings plc	253	22,246
Seiko Epson Corp.	700	12,306

		223,177

Textiles, Apparel & Luxury Goods—0.1%
Adidas AG	57	21,225
Cie Financiere Richemont S.A. - Class A	135	16,345
EssilorLuxottica S.A.	112	20,681
Gildan Activewear, Inc.	791	29,187
Hanesbrands, Inc.	786	14,675
Hermes International	40	58,322
Kering S.A.	8	7,001
Moncler S.p.A.	129	8,732
NIKE, Inc. - Class B	162	25,027
Pandora A/S	152	20,482
Puma SE	222	26,469
PVH Corp. (b)	81	8,715
Ralph Lauren Corp.	166	19,556
Swatch Group AG (The) - Bearer Shares	79	27,115
Tapestry, Inc. (b)	426	18,522
Under Armour, Inc. - Class A (b)	694	14,678
VF Corp.	294	24,120

		360,852

Tobacco—0.1%
Altria Group, Inc.	744	35,474
British American Tobacco plc	361	14,072
Imperial Brands plc	882	19,007
Japan Tobacco, Inc.	1,200	22,664
Philip Morris International, Inc.	495	49,059
Swedish Match AB	2,870	24,479

		164,755

Trading Companies & Distributors—0.0%
Ashtead Group plc	172	12,776
Fastenal Co.	194	10,088
Ferguson plc	77	10,718
Marubeni Corp.	3,300	28,683
MonotaRO Co., Ltd.	700	16,581
United Rentals, Inc. (b)	65	20,736
WW Grainger, Inc.	67	29,346

		128,928

Transportation Infrastructure—0.0%
Aena SME S.A. (b)	35	5,739
Aeroports de Paris (b)	108	14,079
Atlantia S.p.A. (b)	614	11,127
Auckland International Airport, Ltd. (b)	4,470	22,713
Sydney Airport (b)	3,397	14,755
Transurban Group	1,608	17,200

		85,613

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Water Utilities—0.1%
American Water Works Co., Inc.	295	$45,468
Severn Trent plc	1,485	51,366
United Utilities Group plc	2,922	39,406

		136,240

Wireless Telecommunication Services—0.1%
KDDI Corp.	2,100	65,476
Rogers Communications, Inc. - Class B	182	9,676
SoftBank Corp.	2,800	36,627
SoftBank Group Corp.	100	7,003
T-Mobile U.S., Inc. (b)	472	68,360
Tele2 AB - B Shares	2,432	33,142
Vodafone Group plc	16,068	27,025

		247,309

Total Common Stocks (Cost $24,237,657)		29,579,109

U.S. Treasury & Government Agencies—11.2%

U.S. Treasury—11.2%
U.S. Treasury Inflation Indexed Bonds
2.125%, 02/15/40 (a)	1,852,845	2,760,884
3.375%, 04/15/32 (a)	5,264,420	7,763,032
3.875%, 04/15/29 (a)	3,248,080	4,567,147
U.S. Treasury Inflation Indexed Notes
0.125%, 01/15/23 (a)	2,313,300	2,416,901
0.125%, 10/15/25 (a)	617,370	671,800
0.125%, 01/15/30 (a)	1,556,535	1,708,520
0.250%, 01/15/25 (a)	3,945,200	4,269,754
0.250%, 07/15/29 (a)	3,131,220	3,483,238
0.375%, 07/15/25 (a)	1,688,730	1,854,107

Total U.S. Treasury & Government Agencies (Cost $29,223,457)		29,495,383

Mutual Funds—9.8%

Investment Company Securities—9.8%
iShares iBoxx $ Investment Grade Corporate Bond ETF (Cost $24,463,363)	193,481	25,996,107

Preferred Stocks—0.0%

Chemicals—0.0%
FUCHS Petrolub SE	497	24,207

Health Care Equipment & Supplies—0.0%
Sartorius AG	56	29,150

Total Preferred Stocks (Cost $41,286)		53,357

Short-Term Investments—33.6%
Security Description	Shares/ Principal Amount*	Value

Mutual Funds—3.5%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 0.010% (e)	7,472,203	$7,472,203
UBS Select Treasury Institutional Fund, Institutional Class, 0.010% (e)	1,732,858	1,732,858

		9,205,061

Repurchase Agreement—18.0%
Fixed Income Clearing Corp.
Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $47,542,849; collateralized by U.S. Treasury Note at 0.125%, maturing 04/15/25, with a market value of $48,493,784.	47,542,849	47,542,849

U.S. Treasury—12.1%
U.S. Treasury Bills
0.031%, 10/21/21 (f) (g)	12,000,000	11,998,227
0.046%, 09/16/21 (f)	20,000,000	19,998,075

		31,996,302

Total Short-Term Investments (Cost $88,744,782)		88,744,212

Total Investments— 86.4% (Cost $219,103,795)		228,266,411
Other assets and liabilities (net)—13.6%		35,862,566

Net Assets—100.0%		$264,128,977

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Principal amount of security is adjusted for inflation.
(b)	Non-income producing security.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2021, these securities represent less than 0.05% of net assets.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2021.
(f)	The rate shown represents current yield to maturity.
(g)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2021, the market value of securities pledged amounted to $11,998,227.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2021, the market value of 144A securities was $6,973,965, which is 2.6% of net assets.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation
AUD	1,100,000	BNY	07/29/21	USD	837,551	$12,494
CAD	1,600,000	BNY	07/29/21	USD	1,301,738	11,017
CAD	13,113	SSBT	07/29/21	USD	10,590	12
CHF	900,000	SSBT	07/29/21	USD	983,894	10,486
EUR	25,500,000	BBP	07/29/21	USD	30,353,887	100,344
EUR	3,400,000	SSBT	07/29/21	USD	4,069,935	36,129
GBP	16,600,000	BBH	07/29/21	USD	23,075,178	110,518
GBP	1,000,000	SSBT	07/29/21	USD	1,391,442	8,029
HKD	9,800,000	BNY	07/29/21	USD	1,262,722	476
JPY	3,330,519	BNY	07/29/21	USD	30,090	105
JPY	557,500,000	SSBT	07/29/21	USD	5,046,350	27,013

Net Unrealized Appreciation						$316,623

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Amsterdam AEX Index Futures	07/16/21	6	EUR	875,196	$(3,403)
Australian 10 Year Treasury Bond Futures	09/15/21	271	AUD	38,262,216	(41,946)
Bloomberg Commodity Index Futures	09/15/21	524	USD	4,946,560	(37,115)
Brent Crude Oil Futures	10/29/21	38	USD	2,750,060	113,983
Canada Government Bond 10 Year Futures	09/21/21	227	CAD	33,033,040	310,882
Cattle Feeder Futures	08/26/21	6	USD	463,875	4,170
Cattle Feeder Futures	09/30/21	12	USD	944,550	21,120
Cocoa Futures	09/15/21	46	USD	1,098,940	(44,707)
Cocoa Futures	12/15/21	21	USD	510,090	2,089
Coffee “C” Futures	09/20/21	14	USD	838,688	(1,452)
Copper Futures	09/28/21	14	USD	1,501,150	(86,139)
Corn Futures	12/14/21	42	USD	1,235,850	425,463
Cotton No. 2 Futures	12/08/21	19	USD	806,550	7,905
DAX Index Futures	09/17/21	2	EUR	776,400	(10,606)
Euro-BTP Futures	09/08/21	53	EUR	8,024,730	62,180
Euro-Bobl Futures	09/08/21	150	EUR	20,122,500	14,021
Euro-Bund Futures	09/08/21	60	EUR	10,356,600	65,406
Euro-Buxl 30 Year Bond Futures	09/08/21	24	EUR	4,877,760	91,397
FTSE 100 Index Futures	09/17/21	15	GBP	1,047,075	(18,698)
Gold 100 oz. Futures	08/27/21	31	USD	5,491,960	(165,007)
Goldman Sachs Commodity Index Futures	07/16/21	63	USD	8,456,175	176,266
Hang Seng Index Futures	07/29/21	7	HKD	10,020,500	(6,442)
IBEX 35 Index Futures	07/16/21	7	EUR	615,181	(30,890)
Interest Rate Swap 10 Year Futures	09/13/21	246	USD	23,466,094	328,020
Interest Rate Swap 5 Year Futures	09/13/21	364	USD	35,464,406	(93,083)
Japanese Government 10 Year Bond Futures	09/13/21	14	JPY	2,123,660,000	42,316
Japanese Government 10 Year Bond Mini Futures	09/10/21	424	JPY	6,434,624,000	131,621
LME Nickel Futures	09/13/21	14	USD	1,529,976	25,224
LME Primary Aluminum Futures	09/13/21	42	USD	2,650,725	(3,282)
LME Zinc Futures	09/13/21	28	USD	2,083,900	(17,252)
Lean Hogs Futures	08/13/21	8	USD	330,400	(24,679)
Live Cattle Futures	08/31/21	23	USD	1,129,070	39,967
Live Cattle Futures	10/29/21	18	USD	922,680	27,223
Low Sulphur Gas Oil Futures	12/10/21	20	USD	1,192,000	39,241
MSCI Emerging Markets Index Mini Futures	09/17/21	350	USD	23,884,000	(4,447)
Natural Gas Futures	09/28/21	81	USD	2,931,390	435,642
New York Harbor ULSD Futures	08/31/21	13	USD	1,163,362	4,417

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
OMX Stockholm 30 Index Futures	07/16/21	28	SEK	6,344,800	$(6,815)
RBOB Gasoline Futures	08/31/21	12	USD	1,120,594	38,731
Russell 2000 Index E-Mini Futures	09/17/21	230	USD	26,539,700	(263,596)
S&P 500 Index E-Mini Futures	09/17/21	100	USD	21,443,000	297,988
S&P TSX 60 Index Futures	09/16/21	9	CAD	2,164,860	11,677
SPI 200 Index Futures	09/16/21	11	AUD	1,986,325	(5,385)
Silver Futures	09/28/21	17	USD	2,226,490	(154,645)
Soybean Futures	11/12/21	13	USD	909,350	(28,193)
Soybean Meal Futures	08/13/21	12	USD	453,000	(16,774)
Soybean Meal Futures	12/14/21	12	USD	458,040	(9,305)
Soybean Oil Futures	09/14/21	4	USD	151,464	9,584
Soybean Oil Futures	12/14/21	18	USD	677,808	(25,943)
Sugar No. 11 Futures	09/30/21	56	USD	1,122,061	30,367
TOPIX Index Futures	09/09/21	7	JPY	136,010,000	(14,553)
U.S. Treasury Long Bond Futures	09/21/21	145	USD	23,308,750	671,166
U.S. Treasury Note 10 Year Futures	09/21/21	31	USD	4,107,500	23,417
U.S. Treasury Note 2 Year Futures	09/30/21	1	USD	220,320	(353)
U.S. Treasury Note 5 Year Futures	09/30/21	11	USD	1,357,727	(3,113)
United Kingdom Long Gilt Bond Futures	09/28/21	151	GBP	19,343,100	225,363
Wheat Futures	09/14/21	37	USD	1,257,075	17,743

Futures Contracts—Short
LME Nickel Futures	09/13/21	(2)	USD	(218,568)	(1,375)
LME Primary Aluminum Futures	09/13/21	(8)	USD	(504,900)	(7,427)
LME Zinc Futures	09/13/21	(6)	USD	(446,550)	13,104

Net Unrealized Appreciation					$2,581,068

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	Quarterly	0.250%	Semi-Annually	09/15/23	USD	77,947,000	$(196,777)	$(152,745)	$(44,032)

Glossary of Abbreviations

Counterparties

(BBH)—	Brown Brothers Harriman & Co.
(BBP)—	Barclays Bank plc
(BNY)—	Bank of New York Mellon
(SSBT)—	State Street Bank and Trust Co.

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(SEK)—	Swedish Krona
(USD)—	United States Dollar

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(REIT)—	Real Estate Investment Trust
(ADR)—	American Depositary Receipt
(ETF)—	Exchange-Traded Fund

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Government*	$—	$54,398,243	$—	$54,398,243
Common Stocks
Aerospace & Defense	171,963	35,972	—	207,935
Air Freight & Logistics	77,637	32,684	—	110,321
Airlines	56,445	30,552	—	86,997
Auto Components	54,485	48,133	—	102,618
Automobiles	15,796	56,180	—	71,976
Banks	415,112	302,218	—	717,330
Beverages	263,442	448,891	—	712,333
Biotechnology	190,553	157,898	—	348,451
Building Products	113,491	116,220	—	229,711
Capital Markets	274,658	130,527	—	405,185
Chemicals	589,637	476,123	—	1,065,760
Commercial Services & Supplies	115,694	44,174	—	159,868
Communications Equipment	110,101	53,111	—	163,212
Construction & Engineering	45,437	27,193	—	72,630
Construction Materials	85,431	74,114	—	159,545
Consumer Finance	18,971	3	—	18,974
Containers & Packaging	289,283	33,582	—	322,865
Distributors	59,331	—	—	59,331
Diversified Financial Services	19,176	93,546	—	112,722
Diversified Telecommunication Services	280,436	1,132,082	—	1,412,518
Electric Utilities	1,009,681	1,456,165	—	2,465,846
Electrical Equipment	98,457	39,921	—	138,378
Electronic Equipment, Instruments & Components	149,484	193,282	—	342,766
Energy Equipment & Services	111,791	23,641	—	135,432
Entertainment	376,055	254,157	—	630,212
Equity Real Estate Investment Trusts	426,319	233,569	—	659,888
Food & Staples Retailing	564,459	560,722	—	1,125,181
Food Products	771,306	618,050	—	1,389,356
Gas Utilities	44,211	624,109	—	668,320
Health Care Equipment & Supplies	424,478	666,427	—	1,090,905
Health Care Providers & Services	329,186	129,810	0	458,996
Health Care Technology	22,979	10,304	—	33,283
Hotels, Restaurants & Leisure	250,445	176,002	—	426,447
Household Durables	161,807	116,125	—	277,932
Household Products	258,301	182,832	—	441,133
Independent Power and Renewable Electricity Producers	68,232	73,220	—	141,452
Industrial Conglomerates	51,495	84,846	—	136,341
Insurance	307,448	219,889	—	527,337
Interactive Media & Services	174,511	154,242	—	328,753
Internet & Direct Marketing Retail	84,716	142,766	—	227,482

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
IT Services	$473,317	$342,312	$—	$815,629
Leisure Products	13,233	47,253	—	60,486
Life Sciences Tools & Services	187,075	176,615	—	363,690
Machinery	208,572	270,657	—	479,229
Marine	—	13,894	—	13,894
Media	530,535	174,498	—	705,033
Metals & Mining	294,977	251,382	—	546,359
Multi-Utilities	917,429	394,076	—	1,311,505
Multiline Retail	114,455	102,865	—	217,320
Oil, Gas & Consumable Fuels	797,817	1,242,558	—	2,040,375
Paper & Forest Products	—	71,055	—	71,055
Personal Products	59,163	208,006	—	267,169
Pharmaceuticals	259,988	756,288	—	1,016,276
Professional Services	155,164	69,654	—	224,818
Real Estate Management & Development	24,090	139,892	—	163,982
Road & Rail	131,428	148,864	—	280,292
Semiconductors & Semiconductor Equipment	247,448	137,462	—	384,910
Software	428,239	308,512	—	736,751
Specialty Retail	254,410	93,330	—	347,740
Technology Hardware, Storage & Peripherals	85,619	137,558	—	223,177
Textiles, Apparel & Luxury Goods	154,480	206,372	—	360,852
Tobacco	84,533	80,222	—	164,755
Trading Companies & Distributors	60,170	68,758	—	128,928
Transportation Infrastructure	—	85,613	—	85,613
Water Utilities	45,468	90,772	—	136,240
Wireless Telecommunication Services	78,036	169,273	—	247,309
Total Common Stocks	14,538,086	15,041,023	—	29,579,109
Total U.S. Treasuries & Government Agency*	—	29,495,383	—	29,495,383
Total Investment Company Securities	25,996,107	—	—	25,996,107
Total Preferred Stocks*	—	53,357	—	53,357
Short-Term Investments
Mutual Funds	9,205,061	—	—	9,205,061
Repurchase Agreement	—	47,542,849	—	47,542,849
U.S. Treasury	—	31,996,302	—	31,996,302
Total Short-Term Investments	9,205,061	79,539,151	—	88,744,212
Total Investments	$49,739,254	$178,527,157	$0	$228,266,411

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$316,623	$—	$316,623
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$3,707,693	$—	$—	$3,707,693
Futures Contracts (Unrealized Depreciation)	(1,126,625)	—	—	(1,126,625)
Total Futures Contracts	$2,581,068	$—	$—	$2,581,068
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(44,032)	$—	$(44,032)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2021 is not presented.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a)	$180,723,562
Repurchase Agreement at value which equals cost	47,542,849
Cash	33,762,539
Cash denominated in foreign currencies (b)	594,666
Cash collateral for centrally cleared swap contracts	911,270
Unrealized appreciation on forward foreign currency exchange contracts	316,623
Receivable for:
Dividends and interest	496,511
Variation margin on futures contracts	916,217
Variation margin on centrally cleared swap contracts	30,303

Total Assets	265,294,540
Liabilities
Payables for:
Investments purchased	40,674
Fund shares redeemed	587,161
Accrued Expenses:
Management fees	142,150
Distribution and service fees	54,219
Deferred trustees’ fees	138,591
Other expenses	202,768

Total Liabilities	1,165,563

Net Assets	$264,128,977

Net Assets Consist of:
Paid in surplus	$240,990,578
Distributable earnings (Accumulated losses)	23,138,399

Net Assets	$264,128,977

Net Assets
Class B	$264,128,977
Capital Shares Outstanding*
Class B	23,291,855
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.34

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $171,560,946.
(b)	Identified cost of cash denominated in foreign currencies was $597,203.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends (a)	$639,793
Interest	763,163

Total investment income	1,402,956
Expenses
Management fees	839,718
Administration fees	26,815
Custodian and accounting fees	66,627
Distribution and service fees—Class B	323,173
Audit and tax services	46,365
Legal	25,409
Trustees’ fees and expenses	28,684
Shareholder reporting	21,260
Insurance	893
Miscellaneous	12,877

Total expenses	1,391,821

Net Investment Income	11,135

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	2,390,373
Futures contracts	11,292,590
Swap contracts	(50,373)
Foreign currency transactions	328,633
Forward foreign currency transactions	62,534

Net realized gain (loss)	14,023,757

Net change in unrealized appreciation (depreciation) on:
Investments	(2,164,739)
Futures contracts	(2,104,189)
Swap contracts	(103,382)
Foreign currency transactions	50,900
Forward foreign currency transactions	867,934

Net change in unrealized appreciation (depreciation)	(3,453,476)

Net realized and unrealized gain (loss)	10,570,281

Net Increase (Decrease) in Net Assets From Operations	$10,581,416

(a)	Net of foreign withholding taxes of $26,221.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-21

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$11,135	$(968,764)
Net realized gain (loss)	14,023,757	18,958,752
Net change in unrealized appreciation (depreciation)	(3,453,476)	8,990,160

Increase (decrease) in net assets from operations	10,581,416	26,980,148

From Distributions to Shareholders
Class B	(20,734,955)	(22,399,082)

Total distributions	(20,734,955)	(22,399,082)

Increase (decrease) in net assets from capital share transactions	15,393,603	21,515,073

Total increase (decrease) in net assets	5,240,064	26,096,139

Net Assets
Beginning of period	258,888,913	232,792,774

End of period	$264,128,977	$258,888,913

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class B
Sales	1,276,503	$15,087,802	3,386,940	$37,591,478
Reinvestments	1,841,470	20,734,955	2,170,454	22,399,082
Redemptions	(1,736,990)	(20,429,154)	(3,457,413)	(38,475,487)

Net increase (decrease)	1,380,983	$15,393,603	2,099,981	$21,515,073

Increase (decrease) derived from capital shares transactions		$15,393,603		$21,515,073

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-22

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.82		$11.75	$9.96	$11.62	$10.32	$9.62

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.00	(b)	(0.05)	0.06	0.09	0.02	(0.06	)(c)
Net realized and unrealized gain (loss)	0.48		1.28	2.11	(0.93)	1.28	1.13

Total income (loss) from investment operations	0.48		1.23	2.17	(0.84)	1.30	1.07

Less Distributions
Distributions from net investment income	0.00		(0.38)	(0.38)	0.00	0.00	(0.18)
Distributions from net realized capital gains	(0.96)		(0.78)	0.00	(0.82)	0.00	(0.19)

Total distributions	(0.96)		(1.16)	(0.38)	(0.82)	0.00	(0.37)

Net Asset Value, End of Period	$11.34		$11.82	$11.75	$9.96	$11.62	$10.32

Total Return (%) (d)	4.19	(e)	11.85	21.99	(7.59)	12.60	11.12

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.08	(f)	1.10	1.10	1.08	1.13	1.30
Net ratio of expenses to average net assets (%) (g)	1.08	(f)	1.10	1.10	1.08	1.13	1.30
Ratio of net investment income (loss) to average net assets (%)	0.01	(f)	(0.42)	0.57	0.82	0.20	(0.60	)(c)
Portfolio turnover rate (%)	27	(e)	85	46	20	30	1
Net assets, end of period (in millions)	$264.1		$258.9	$232.8	$195.3	$257.0	$188.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-23

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is PanAgora Global Diversified Risk Portfolio (the “Portfolio”), which is non-diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—PanAgora Global Diversified Risk Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the PanAgora Global Diversified Risk Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the PanAgora Asset Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of June 30, 2021, the Portfolio held $57,290,149 in the Subsidiary, representing 21.6% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

BHFTI-24

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2021—(Continued)

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-25

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2021—(Continued)

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTI-26

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2021—(Continued)

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. During the six months ended June 30, 2021, the Portfolio received $7,617 from Finland for previously withheld foreign taxes and interest thereon. Such amount is included in dividends on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had investments in repurchase agreements with a gross value of $47,542,849, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any

BHFTI-27

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2021—(Continued)

potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity futures, interest rate futures and commodity futures were used for investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these

BHFTI-28

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2021—(Continued)

agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Unrealized depreciation on centrally cleared swap contracts (a) (b)	$44,032
	Unrealized appreciation on futures contracts (b) (c)	$1,965,789	Unrealized depreciation on futures contracts (b) (c)	138,495
Equity	Unrealized appreciation on futures contracts (b) (c)	309,665	Unrealized depreciation on futures contracts (b) (c)	364,835
Commodity	Unrealized appreciation on futures contracts (b) (c)	1,432,239	Unrealized depreciation on futures contracts (b) (c)	623,295
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	316,623

Total		$4,024,316		$1,170,657

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

BHFTI-29

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2021—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2021.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of New York Mellon	$24,092	$—	$—	$24,092
Barclays Bank plc	100,344	—	—	100,344
Brown Brothers Harriman & Co.	110,518	—	—	110,518
State Street Bank and Trust Co.	81,669	—	—	81,669

	$316,623	$—	$—	$316,623

*	Net amount represents the net amount receivable from the counterparty in the event of default.
†	In some instances, the actual collateral received may be more than the amount shown here due to over collateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2021:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$62,534	$62,534
Futures contracts	(11,948,861)	12,297,436	10,944,015	—	11,292,590
Swap contracts	(50,373)	—	—	—	(50,373)

	$(11,999,234)	$12,297,436	$10,944,015	$62,534	$11,304,751

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$867,934	$867,934
Futures contracts	1,548,283	(2,149,686)	(1,502,786)	—	(2,104,189)
Swap contracts	(103,382)	—	—	—	(103,382)

	$1,444,901	$(2,149,686)	$(1,502,786)	$867,934	$(1,339,637)

For the six months ended June 30, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$68,249,296
Futures contracts long	479,773,886
Futures contracts short	(5,282,695)
Swap contracts	88,616,000

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally.

BHFTI-30

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2021—(Continued)

The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

BHFTI-31

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2021—(Continued)

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$18,677,809	$36,451,068	$11,610,149	$23,735,815

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$839,718	0.650%	First $250 million
	0.640%	$250 million to $750 million
	0.630%	$750 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

BHFTI-32

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2021—(Continued)

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$219,446,020

Gross unrealized appreciation	13,905,996
Gross unrealized depreciation	(2,384,691)

Net unrealized appreciation (depreciation)	$11,521,305

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$14,951,965	$7,176,006	$7,447,117	$—	$22,399,082	$7,176,006

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$8,724,058	$11,831,337	$12,864,665	$—	$33,420,060

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

BHFTI-33

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2021—(Continued)

As of December 31, 2020, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-34

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-35

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A, B, and E shares of the PIMCO Inflation Protected Bond Portfolio returned 1.80%, 1.67%, and 1.75%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. TIPS Index¹, returned 1.73%.

MARKET ENVIRONMENT / CONDITIONS

Continued growth momentum, advancing vaccination campaigns, and the reopening of some developed nations bolstered market optimism over the period, while U.S. inflation hit its highest level in decades. President Biden’s $1.9 trillion stimulus package and the bipartisan announcement of an agreement on a $1.2 trillion infrastructure plan also bolstered the strong growth outlook for the U.S. economy.

Global economic data continued to improve across most regions. Within developed countries, particularly the U.S., U.K., and Canada, consumer sentiment rose further and an uptick in demand helped drive a resurgence in COVID-19 sensitive sectors along with greater hiring needs. Vaccinations continued to advance globally, and case counts generally moved lower, although the spread of a new variant with higher infectiousness underscored a key risk for the economic recovery—particularly in countries where vaccination rates remained low.

Inflation ticked up globally, while U.S. inflation in particular experienced a faster-than-expected acceleration over the quarter, driven mainly by higher prices of used autos and COVID-19 sensitive services. Although the Federal Reserve (the “Fed”) continued to emphasize the transitory nature of inflation, it also surprised markets by releasing an updated Summary of Economic Projections in which the Fed anticipated two rate hikes in 2023, in contrast to the prior projection that indicated no hikes in 2023.

Over the second quarter, developed sovereign yields broadly fell and curves flattened (short and long dated yields moved closer to each other) despite lingering inflation concerns. In the U.S., front-end yields rose in response to the Fed’s more hawkish tone, while the 10-year Treasury yield fell 27 basis points to 1.47%, its lowest level since early March 2021. Meanwhile, global equities rallied, with the S&P 500 Index rising 8.5%, as strong momentum in economic growth data, along with positive earnings outlook, supported risk sentiment. Credit spreads continued to tighten, with investment grade credit spreads reaching their tightest level in 14 years, and commodity prices continued to rally.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

Nominal duration and curve positioning strategies in the U.S., which were partially implemented through the use of cash bonds, futures, swaptions and interest rate swaps, detracted from relative performance as rates rose in the U.S. amid stabilizing sentiment and more hawkish signals from the Fed. Overweight U.S. breakeven inflation (the difference between nominal and real yields) positioning added to performance as inflation expectations in the U.S. increased. Tactical long exposure to Eurozone breakeven inflation positioning also added to performance as inflation expectations in the region rose. On the other hand, tactical short exposure to U.K. breakeven inflation detracted from relative performance. Within spread sectors, an overweight to non-Agency mortgages contributed to performance as spreads tightened. Positions in investment-grade and high yield corporate credit were neutral for performance. Exposure to currencies, executed partly through the use of currency forwards, was also neutral for performance.

The Portfolio ended the period modestly overweight duration relative to the benchmark while favoring U.S. rates. We remained overweight breakeven inflation in the U.S. where reflationary pressure was stronger than other developed economies and valuations were below fair value. However, we continued to tactically seek opportunities globally, focusing on relative value across curves and countries. In the U.K., the Portfolio remained underweight U.K. breakeven inflation given its structural richness. We maintained modest overweight positions in select global inflation-linked bonds, including in the Eurozone given they lagged U.S. Treasury Inflation-Protected Securities in recovery after the March drawdown. Additionally, during the period, we increased our overweight exposure to Japanese inflation-linked bonds given they lagged the global recovery and provided asymmetric payoff. Within tactical exposure to spread sectors, we remained cautious overall within generic corporate credit. We preferred U.S. non-Agency mortgage-backed securities (“MBS”) given attractive valuations and yield pickup and increased our overweight position in Danish MBS after recent widening. Regarding currency, we expressed an underweight to the U.S. dollar versus cyclical developed market and select emerging market currencies.

BHFTI-1

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

Derivatives were used in the Portfolio to attain certain exposures in a liquid and cost-effective manner. All derivatives performed as expected during the period.

Steve Rodosky

Daniel He

Portfolio Managers

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding.

BHFTI-2

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. TIPS INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
PIMCO Inflation Protected Bond Portfolio
Class A	1.80	7.44	4.46	3.37
Class B	1.67	7.15	4.20	3.11
Class E	1.75	7.22	4.31	3.21
Bloomberg Barclays U.S. TIPS Index	1.73	6.51	4.18	3.40

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	107.4
Foreign Government	10.2
Asset-Backed Securities	6.5
Corporate Bonds & Notes	5.8
Mortgage-Backed Securities	3.2
Preferred Stocks	0.5
Purchased Options	0.2

BHFTI-3

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PIMCO Inflation Protected Bond Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.52%	$1,000.00	$1,018.00	$2.60
	Hypothetical*	0.52%	$1,000.00	$1,022.22	$2.61

Class B (a)	Actual	0.77%	$1,000.00	$1,016.70	$3.85
	Hypothetical*	0.77%	$1,000.00	$1,020.98	$3.86

Class E (a)	Actual	0.67%	$1,000.00	$1,017.50	$3.35
	Hypothetical*	0.67%	$1,000.00	$1,021.47	$3.36

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

U.S. Treasury & Government Agencies—107.4% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—5.9%
Fannie Mae 30 Yr. Pool
4.000%, 10/01/48	923,669	$985,198
4.000%, 06/01/50	1,953,939	2,081,641
Fannie Mae ARM Pool
1.328%, 12M MTA + 1.200%, 07/01/44 (a)	5,246	5,390
1.328%, 12M MTA + 1.200%, 09/01/44 (a)	10,595	10,887
2.581%, 1Y H15 + 2.360%, 11/01/34 (a)	200,588	213,505
Fannie Mae REMICS (CMO)
0.152%, 1M LIBOR + 0.060%, 12/25/36 (a)	19,105	18,933
0.152%, 1M LIBOR + 0.060%, 07/25/37 (a)	147,729	145,109
0.242%, 1M LIBOR + 0.150%, 08/25/34 (a)	24,194	24,004
0.442%, 1M LIBOR + 0.350%, 07/25/37 (a)	3,613	3,636
0.472%, 1M LIBOR + 0.380%, 07/25/37 (a)	40,039	40,434
2.096%, 05/25/35 (a)	105,819	108,362
Fannie Mae Whole Loan (CMO) 0.442%, 1M LIBOR + 0.350%, 05/25/42 (a)	27,395	27,588
Freddie Mac ARM Non-Gold Pool 2.350%, 1Y H15 + 2.225%, 01/01/34 (a)	20,616	21,928
Freddie Mac REMICS (CMO) 0.460%, 1M LIBOR + 0.350%, 07/15/44 (a)	1,953,998	1,968,632
Freddie Mac Strips (CMO) 0.523%, 1M LIBOR + 0.450%, 09/15/42 (a)	2,321,745	2,350,341
Freddie Mac Structured Pass-Through Securities (CMO)
0.352%, 1M LIBOR + 0.260%, 08/25/31 (a)	21,779	21,268
1.316%, 12M MTA + 1.200%, 10/25/44 (a)	1,158,458	1,189,700
1.328%, 12M MTA + 1.200%, 02/25/45 (a)	344,202	346,980
Government National Mortgage Association (CMO)
0.599%, 12M LIBOR + 0.150%, 08/20/68 (a)	3,200,764	3,172,157
0.937%, 1M LIBOR + 0.830%, 08/20/66 (a)	208,008	211,917
1.029%, 12M LIBOR + 0.750%, 04/20/67 (a)	2,522,266	2,559,482
Uniform Mortgage-Backed Securities 30 Yr. Pool
3.500%, TBA (b)	17,720,000	18,663,105
4.000%, TBA (b)	102,270,000	108,949,537

		143,119,734

U.S. Treasury—101.5%
U.S. Treasury Bond 1.625%, 11/15/50 (c)	12,550,000	11,271,469
U.S. Treasury Inflation Indexed Bonds
0.125%, 02/15/51 (d) (e)	7,383,384	8,104,610
0.250%, 02/15/50 (d)	12,274,479	13,883,427
0.625%, 02/15/43 (d)	9,986,664	11,922,360
0.750%, 02/15/42 (c) (d)	53,363,154	64,966,861
0.750%, 02/15/45 (d)	17,868,215	22,025,367
0.875%, 02/15/47 (c) (d)	42,644,659	54,833,924
1.000%, 02/15/46 (c) (d)	63,594,942	83,070,065
1.375%, 02/15/44 (c) (d)	87,289,358	120,392,255
1.750%, 01/15/28 (c) (d)	122,890,522	148,508,715
2.000%, 01/15/26 (d)	29,509,363	34,716,151
2.125%, 02/15/40 (d)	24,494,611	36,498,884
2.125%, 02/15/41 (d)	18,567,502	27,968,267
2.375%, 01/15/25 (c) (d)	58,484,542	67,958,581
2.375%, 01/15/27 (d)	503,078	616,192
2.500%, 01/15/29 (d)	28,914,028	37,240,364
3.375%, 04/15/32 (d) (e) (f)	2,914,985	4,298,502

U.S. Treasury—(Continued)
U.S. Treasury Inflation Indexed Bonds
3.625%, 04/15/28 (d)	31,643,536	42,663,150
3.875%, 04/15/29 (c) (d)	33,017,968	46,426,788
U.S. Treasury Inflation Indexed Notes
0.125%, 01/15/22 (d)	39,398,306	40,284,768
0.125%, 04/15/22 (c) (d)	61,637,253	63,224,734
0.125%, 07/15/22 (d) (g) (h)	35,291,470	36,574,232
0.125%, 01/15/23 (c) (d) (g)	97,389,657	101,751,269
0.125%, 10/15/24 (c) (d)	90,144,057	97,143,133
0.125%, 04/15/25 (c) (d)	45,088,940	48,662,591
0.125%, 10/15/25 (d)	9,466,340	10,300,931
0.125%, 07/15/26 (c) (d)	95,337,502	104,380,910
0.125%, 01/15/30 (c) (d)	63,124,992	69,288,720
0.125%, 07/15/30 (c) (d)	78,379,128	86,457,893
0.125%, 01/15/31 (c) (d)	120,028,512	132,079,813
0.250%, 01/15/25 (c) (d)	44,660,880	48,334,935
0.250%, 07/15/29 (c) (d)	76,893,996	85,538,563
0.375%, 07/15/23 (c) (d)	77,296,693	82,225,867
0.375%, 07/15/25 (d)	28,763,575	31,580,383
0.375%, 01/15/27 (c) (d)	46,201,577	51,133,957
0.375%, 07/15/27 (c) (d)	46,399,080	51,742,224
0.500%, 04/15/24 (c) (d)	81,764,397	88,128,818
0.500%, 01/15/28 (c) (d)	80,540,414	90,290,208
0.625%, 04/15/23 (c) (d)	80,429,914	85,078,197
0.625%, 01/15/24 (c) (d) (h)	57,297,712	61,706,950
0.625%, 01/15/26 (c) (d)	56,030,128	62,218,247
0.750%, 07/15/28 (c) (d)	47,472,624	54,467,418
0.875%, 01/15/29 (d) (f)	17,356,236	20,081,256
U.S. Treasury Notes 1.750%, 12/31/24 (c)	2,260,000	2,351,812

		2,442,393,761

Total U.S. Treasury & Government Agencies (Cost $2,430,362,115)		2,585,513,495

Foreign Government—10.2%

Sovereign—10.2%
Australia Government Bonds
1.250%, 02/21/22 (AUD) (d)	8,500,000	7,670,145
3.000%, 09/20/25 (AUD) (d)	11,150,000	12,552,616
Canadian Government Real Return Bond 4.250%, 12/01/26 (CAD) (d)	7,666,656	7,978,988
French Republic Government Bond OAT
0.100%, 03/01/26 (144A) (EUR) (d)	15,727,075	20,282,352
0.250%, 07/25/24 (EUR) (d)	4,217,889	5,342,956
Italy Buoni Poliennali Del Tesoro
0.400%, 05/15/30 (144A) (EUR) (d)	30,705,324	39,328,831
1.400%, 05/26/25 (144A) (EUR) (d)	57,044,808	73,075,157
Japanese Government CPI Linked Bonds
0.005%, 03/10/31 (JPY) (d)	954,657,000	8,782,209
0.100%, 03/10/28 (JPY) (d)	1,632,464,920	15,061,673
0.100%, 03/10/29 (JPY) (d)	2,206,337,940	20,406,069
0.200%, 03/10/30 (JPY) (d)	129,236,900	1,216,347

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Mexican Bonos 7.750%, 05/29/31 (MXN)	97,900,000	$5,183,975
New Zealand Government Inflation Linked Bonds
2.500%, 09/20/35 (NZD) (d)	1,643,550	1,565,797
3.000%, 09/20/30 (NZD) (d)	11,600,000	11,339,437
Peruvian Government International Bond
5.940%, 02/12/29 (144A) (PEN)	6,800,000	1,930,846
Qatar Government International Bond 3.875%, 04/23/23	2,500,000	2,653,760
United Kingdom Gilt Inflation Linked Bond 1.250%, 11/22/27 (GBP) (d)	6,420,353	11,477,294

Total Foreign Government (Cost $237,382,332)		245,848,452

Asset-Backed Securities—6.5%

Asset-Backed - Home Equity—1.2%
ACE Securities Corp. Home Equity Loan Trust
0.292%, 1M LIBOR + 0.200%, 03/25/37 (a)	531,079	319,822
1.142%, 1M LIBOR + 1.050%, 12/25/33 (a)	1,427,155	1,421,800
Asset Backed Securities Corp. Home Equity Loan Trust 0.917%, 1M LIBOR + 0.825%, 04/25/34 (a)	1,540,177	1,517,000
Citigroup Mortgage Loan Trust, Inc.
0.272%, 1M LIBOR + 0.180%, 03/25/37 (a)	1,066,254	975,132
0.382%, 1M LIBOR + 0.290%, 09/25/36 (144A) (a)	1,485,161	1,435,386
0.782%, 1M LIBOR + 0.690%, 10/25/35 (a)	3,700,000	3,576,345
First NLC Trust 0.162%, 1M LIBOR + 0.070%, 08/25/37 (144A) (a)	932,626	596,238
GSAA Home Equity Trust 6.720%, 03/25/46 (i)	381,675	285,312
Home Equity Asset Trust
0.542%, 1M LIBOR + 0.675%, 02/25/36 (a)	2,400,000	2,381,957
0.887%, 1M LIBOR + 0.795%, 07/25/34 (a)	165,726	164,480
0.947%, 1M LIBOR + 0.855%, 08/25/34 (a)	370,961	369,558
HSI Asset Securitization Corp. Trust 0.192%, 1M LIBOR + 0.100%, 10/25/36 (a)	4,561	2,323
Master Asset-Backed Securities Trust 0.842%, 1M LIBOR + 0.750%, 10/25/35 (a)	118,296	117,113
Morgan Stanley ABS Capital, Inc. Trust
0.752%, 1M LIBOR + 0.660%, 01/25/35 (a)	736,006	734,406
0.767%, 1M LIBOR + 0.675%, 09/25/35 (a)	1,300,000	1,276,688
New Century Home Equity Loan Trust 0.857%, 1M LIBOR + 0.765%, 02/25/35 (a)	423,187	418,180
Nomura Home Equity Loan, Inc 0.527%, 1M LIBOR + 0.435%, 03/25/36 (a)	2,951,030	2,918,731
NovaStar Mortgage Funding Trust 0.797%, 1M LIBOR + 0.705%, 01/25/36 (a)	1,639,704	1,633,896
RASC Trust 0.552%, 1M LIBOR + 0.230%, 06/25/36 (a)	5,128,127	5,012,473
Soundview Home Loan Trust
0.152%, 1M LIBOR + 0.060%, 11/25/36 (144A) (a)	44,668	17,954
0.272%, 1M LIBOR + 0.180%, 07/25/37 (a)	411,357	395,160
0.292%, 1M LIBOR + 0.200%, 06/25/37 (a)	2,373,653	1,952,830

		27,522,784

Asset-Backed - Other—5.0%
AlbaCore EURO CLO I DAC 1.530%, 3M EURIBOR + 1.530%, 07/18/31 (144A) (EUR) (a)	1,100,000	1,304,954
AMMC CLO, Ltd. 1.069%, 3M LIBOR + 0.950%, 11/10/30 (144A) (a)	1,000,000	1,000,105
1.166%, 3M LIBOR + 0.980%, 04/14/29 (144A) (a)	5,700,000	5,699,054
Anchorage Capital CLO, Ltd. 1.234%, 3M LIBOR + 1.050%, 07/15/30 (144A) (a)	1,300,000	1,300,052
Apidos CLO XXVII
1.054%, 3M LIBOR + 0.930%, 07/17/30 (144A) (a)	1,700,000	1,700,537
ARES L CLO, Ltd. 1.174%, 3M LIBOR + 1.050%, 01/15/32 (144A) (a)	700,000	700,133
Argent Securities Trust 0.412%, 1M LIBOR + 0.320%, 05/25/36 (a)	245,784	88,608
ASSURANT CLO, Ltd. 1.141%, 3M LIBOR + 1.040%, 10/20/31 (144A) (a)	1,100,000	1,100,000
Atlas Senior Loan Fund, Ltd. 1.530%, 3M LIBOR + 1.150%, 01/16/30 (144A) (a)	2,300,000	2,299,892
Atrium XII 1.014%, 3M LIBOR + 0.830%, 04/22/27 (144A) (a)	2,264,136	2,262,768
Babson Euro CLO B.V. 0.281%, 3M EURIBOR + 0.820%, 10/25/29 (144A) (EUR) (a)	310,155	367,624
Bain Capital Credit, Ltd. 1.426%, 3M LIBOR + 1.250%, 07/25/30 (144A) (a)	3,398,490	3,398,490
Birch Grove CLO, Ltd. Zero Coupon, 3M LIBOR + 1.130%, 06/15/31 (144A) (a)	1,000,000	1,000,106
Black Diamond CLO, Ltd.
0.650%, 3M EURIBOR + 0.650%, 10/03/29 (144A) (EUR) (a)	1,245,288	1,476,602
1.244%, 3M LIBOR + 1.050%, 10/03/29 (144A) (a)	804,751	803,079
Carlyle Global Market Strategies Euro CLO, Ltd.
0.730%, 3M EURIBOR + 0.730%, 09/21/29 (144A) (EUR) (a)	178,864	212,045
1.096%, 3M LIBOR + 0.950%, 08/14/30 (144A) (a)	2,300,000	2,300,000
Catamaran CLO, Ltd.
1.031%, 3M LIBOR + 0.850%, 01/27/28 (144A) (a)	1,870,586	1,870,611
1.444%, 3M LIBOR + 1.260%, 04/22/30 (144A) (a)	1,989,793	1,980,972
Cathedral Lake, Ltd. 1.034%, 3M LIBOR + 0.850%, 07/16/29 (144A) (a)	800,000	800,015
CIFC Funding, Ltd. 1.038%, 3M LIBOR + 0.950%, 10/24/30 (144A) (a)	2,500,000	2,500,635
CIT Mortgage Loan Trust
1.442%, 1M LIBOR + 1.350%, 10/25/37 (144A) (a)	2,244,639	2,266,571
1.592%, 1M LIBOR + 1.500%, 10/25/37 (144A) (a)	4,400,000	4,470,288
CoreVest American Finance Trust 2.968%, 10/15/49 (144A)	164,751	165,113
Countrywide Asset-Backed Certificates 0.282%, 1M LIBOR + 0.190%, 11/25/37 (a)	7,079,051	6,751,957
Credit-Based Asset Servicing and Securitization LLC
0.212%, 1M LIBOR + 0.120%, 07/25/37 (144A) (a)	80,226	62,423
0.312%, 1M LIBOR + 0.220%, 07/25/37 (144A) (a)	1,598,887	1,260,651
CSAB Mortgage-Backed Trust 6.220%, 09/25/36 (i)	450,738	202,196

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
CWABS Asset-Backed Certificates Trust
0.832%, 1M LIBOR + 0.740%, 08/25/47 (a)	33,048	$32,464
0.887%, 1M LIBOR + 0.795%, 02/25/36 (a)	2,701,339	2,698,445
Dryden 44 Euro CLO B.V. 0.860%, 3M EURIBOR + 0.860%, 05/15/34 (144A) (EUR) (a)	1,000,000	1,184,030
Ellington Loan Acquisition Trust 1.192%, 1M LIBOR + 1.100%, 05/25/37 (144A) (a)	1,501,131	1,503,690
First Franklin Mortgage Loan Trust
0.212%, 1M LIBOR + 0.120%, 12/25/36 (a)	11,056,669	9,876,150
0.402%, 1M LIBOR + 0.310%, 07/25/36 (a)	2,569,722	2,523,103
GSAMP Trust 0.827%, 1M LIBOR + 0.735%, 09/25/35 (a)	154,415	154,470
Halcyon Loan Advisors Funding, Ltd. 1.108%, 3M LIBOR + 0.920%, 04/20/27 (144A) (a)	287,293	287,221
HSI Asset Securitization Corp. Trust 0.252%, 1M LIBOR + 0.160%, 05/25/37 (a)	237,078	234,065
ICG U.S. CLO, Ltd.
1.584%, 3M LIBOR + 1.400%, 10/22/31 (144A) (a)	200,000	200,151
Jamestown CLO, Ltd. 1.410%, 3M LIBOR + 1.220%, 01/17/27 (144A) (a)	407,465	407,609
JPMorgan Mortgage Acquisition Trust 0.302%, 1M LIBOR + 0.210%, 10/25/36 (a)	121,343	119,294
Jubilee CLO B.V. 0.295%, 3M EURIBOR + 0.840%, 07/12/28 (144A) (EUR) (a)	1,027,755	1,214,483
KVK CLO, Ltd. 1.086%, 3M LIBOR + 0.900%, 01/14/28 (144A) (a)	900,373	900,422
Laurelin B.V. 0.720%, 3M EURIBOR + 0.720%, 10/20/31 (144A) (EUR) (a)	700,000	830,056
Legacy Mortgage Asset Trust 3.750%, 04/25/59 (144A) (i)	452,334	456,097
LoanCore Issuer, Ltd. 1.203%, 1M LIBOR + 1.130%, 05/15/36 (144A) (a)	3,500,000	3,498,915
Long Beach Mortgage Loan Trust
0.212%, 1M LIBOR + 0.120%, 08/25/36 (a)	987,593	524,802
0.827%, 1M LIBOR + 0.735%, 08/25/35 (a)	170,236	170,592
Mackay Shields Euro CLO-2 DAC 1.550%, 3M EURIBOR + 1.550%, 08/15/33 (144A) (EUR) (a)	950,000	1,127,828
Man GLG Euro CLO II DAC 0.870%, 3M EURIBOR + 0.870%, 01/15/30 (144A) (EUR) (a)	999,471	1,185,715
Marlette Funding Trust 2.690%, 09/17/29 (144A)	86,831	87,105
Morgan Stanley ABS Capital, Inc. Trust 1.067%, 1M LIBOR + 0.975%, 07/25/34 (a)	56,489	56,032
Morgan Stanley IXIS Real Estate Capital Trust 0.142%, 1M LIBOR + 0.050%, 11/25/36 (a)	580	259
Mountain View CLO LLC 1.274%, 3M LIBOR + 1.090%, 10/16/29 (144A) (a)	2,000,000	2,000,704
MP CLO VII, Ltd. 0.891%, 3M LIBOR + 0.890%, 10/18/28 (144A) (a)	1,800,000	1,800,331

Asset-Backed - Other—(Continued)
OAK Hill European Credit Partners VII DAC 0.740%, 3M EURIBOR + 0.740%, 10/20/31 (144A) (EUR) (a)	2,100,000	2,491,315
OCP CLO, Ltd.
0.984%, 3M LIBOR + 0.800%, 07/15/27 (144A) (a)	481,689	481,705
0.996%, 3M LIBOR + 0.820%, 10/26/27 (144A) (a)	81,180	81,077
Palmer Square European Loan Funding DAC 0.870%, 3M EURIBOR + 0.870%, 02/15/30 (144A) (EUR) (a)	4,108,995	4,913,295
Palmer Square Loan Funding, Ltd.
Zero Coupon, 3M LIBOR + 0.800%, 07/20/29 (144A) (a)	3,600,000	3,600,000
1.076%, 3M LIBOR + 0.900%, 10/24/27 (144A) (a)	279,875	279,888
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.782%, 1M LIBOR + 0.690%, 05/25/35 (a)	76,877	76,935
0.827%, 1M LIBOR + 0.735%, 09/25/35 (a)	200,000	198,421
1.142%, 1M LIBOR + 1.050%, 10/25/34 (a)	4,000,000	3,997,049
Penta CLO B.V. 0.790%, 6M EURIBOR + 0.790%, 08/04/28 (144A) (EUR) (a)	574,459	681,230
RAAC Trust 0.602%, 1M LIBOR + 0.510%, 08/25/36 (a)	229,584	232,537
Romark CLO, Ltd. Zero Coupon, 3M LIBOR + 1.030%, 10/23/30 (144A) (a)	1,300,000	1,300,136
Saxon Asset Securities Trust 0.402%, 1M LIBOR + 0.310%, 09/25/37 (a)	824,186	810,478
Securitized Asset-Backed Receivables LLC Trust
0.392%, 1M LIBOR + 0.300%, 07/25/36 (a)	319,177	178,929
0.412%, 1M LIBOR + 0.320%, 07/25/36 (a)	3,417,243	1,615,591
Segovia European CLO 0.880%, 3M EURIBOR + 0.880%, 07/20/32 (144A) (EUR) (a)	300,000	355,725
Small Business Administration Participation Certificates
5.510%, 11/01/27	558,575	608,889
Sound Point CLO, Ltd. 1.073%, 3M LIBOR + 0.900%, 01/23/29 (144A) (a)	2,000,000	2,000,060
SP-STATIC CLO 1, Ltd. 1.584%, 3M LIBOR + 1.400%, 07/22/28 (144A) (a)	2,060,834	2,061,193
Stanwich Mortgage Loan Co. LLC 3.375%, 08/15/24 (144A) (i)	310,683	312,603
Steele Creek CLO, Ltd. 1.049%, 3M LIBOR + 0.900%, 05/21/29 (144A) (a)	2,500,000	2,497,875
Structured Asset Securities Corp. Mortgage Loan Trust 1.592%, 1M LIBOR + 1.500%, 04/25/35 (a)	108,552	109,063
Symphony CLO, Ltd. 1.136%, 3M LIBOR + 0.950%, 07/14/26 (144A) (a)	874,673	874,696
THL Credit Wind River CLO, Ltd. 1.054%, 3M LIBOR + 0.870%, 10/15/27 (144A) (a)	94,760	94,708
Towd Point Mortgage Trust 1.092%, 1M LIBOR + 1.000%, 10/25/59 (144A) (a)	1,591,537	1,603,391
Venture CLO, Ltd.
1.004%, 3M LIBOR + 0.820%, 04/15/27 (144A) (a)	2,225,030	2,222,882
1.064%, 3M LIBOR + 0.880%, 07/15/27 (144A) (a)	1,249,931	1,250,031
1.088%, 3M LIBOR + 0.900%, 10/20/28 (144A) (a)	1,179,154	1,178,392
1.208%, 3M LIBOR + 1.020%, 04/20/29 (144A) (a)	485,758	485,636

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Voya CLO, Ltd. 0.978%, 3M LIBOR + 0.900%, 07/20/29 (144A) (a)	800,000	$800,178
Z Capital Credit Partners CLO, Ltd. 1.134%, 3M LIBOR + 0.950%, 07/16/27 (144A) (a)	1,323,844	1,321,659

		121,135,081

Asset-Backed - Student Loan—0.3%
College Loan Corp. Trust 0.426%, 3M LIBOR + 0.250%, 01/25/24 (a)	900,000	889,478
SLM Student Loan Trust
Zero Coupon, 3M EURIBOR + 0.270%, 06/17/24 (EUR) (a)	26,671	31,622
0.726%, 3M LIBOR + 0.550%, 10/25/64 (144A) (a)	3,172,162	3,164,445
1.676%, 3M LIBOR + 1.500%, 04/25/23 (a)	2,732,035	2,755,102

		6,840,647

Total Asset-Backed Securities (Cost $152,029,281)		155,498,512

Corporate Bonds & Notes—5.8%

Auto Manufacturers—0.1%
Ford Motor Credit Co. LLC 3.550%, 10/07/22	2,100,000	2,155,125
Nissan Motor Acceptance Corp.
1.900%, 09/14/21 (144A)	100,000	100,274
2.650%, 07/13/22 (144A)	100,000	101,632

		2,357,031

Banks—3.2%
Banco Bilbao Vizcaya Argentaria S.A. 5.875%, 5Y EUR Swap + 5.660%, 09/24/23 (EUR) (a)	200,000	256,122
Banco Santander S.A. 6.250%, 5Y EUR Swap + 5.640%, 09/11/21 (EUR) (a)	100,000	119,744
Bank of America Corp. 5.875%, 3M LIBOR + 2.931%, 03/15/28 (a)	1,570,000	1,796,959
Credit Suisse Group Funding Guernsey, Ltd.
3.800%, 09/15/22	6,600,000	6,867,839
Deutsche Bank AG 4.250%, 10/14/21	11,700,000	11,826,867
ING Bank NV 2.625%, 12/05/22 (144A)	3,300,000	3,408,114
JPMorgan Chase & Co. 3.656%, 3M LIBOR + 3.470%, 07/30/21 (a)	440,000	441,100
Lloyds Banking Group plc 4.947%, 5Y EURIBOR Swap + 5.290%, 12/31/49 (EUR) (a)	900,000	1,176,595
Natwest Group plc
1.697%, 3M LIBOR + 1.550%, 06/25/24 (a)	2,600,000	2,658,929
4.519%, 3M LIBOR + 1.550%, 06/25/24 (a)	1,700,000	1,825,088
8.625%, 5Y USD Swap + 7.598%, 08/15/21 (a)	1,040,000	1,047,509
Nykredit Realkredit A/S
0.500%, 10/01/43 (DKK)	21,896,860	3,299,586
1.000%, 10/01/50 (DKK)	188,585,270	28,816,106

Banks—(Continued)
Nykredit Realkredit A/S
1.500%, 10/01/53 (DKK)	6,200,000	969,558
2.500%, 10/01/47 (DKK)	7,440	1,263
UniCredit S.p.A. 7.830%, 12/04/23 (144A)	10,700,000	12,339,882

		76,851,261

Chemicals—0.0%
Syngenta Finance NV 4.441%, 04/24/23 (144A)	400,000	422,277

Commercial Services—0.0%
RELX Capital, Inc. 3.500%, 03/16/23	300,000	314,559

Distribution/Wholesale—0.0%
Toyota Tsusho Corp. 3.625%, 09/13/23	200,000	212,785

Diversified Financial Services—1.8%
Avolon Holdings Funding, Ltd. 5.500%, 01/15/23 (144A)	115,000	122,143
Jyske Realkredit A/S
0.500%, 10/01/43 (DKK)	7,250,871	1,096,390
1.000%, 10/01/50 (DKK)	98,543,281	15,116,403
1.000%, 10/01/53 (DKK)	22,452,504	3,359,974
2.500%, 10/01/47 (DKK)	4,987	846
Mitsubishi HC Capital, Inc. 3.960%, 09/19/23 (144A)	400,000	426,486
Nordea Kredit Realkreditaktieselskab
0.500%, 10/01/43 (DKK)	2,974,980	450,240
1.000%, 10/01/50 (DKK)	64,564,373	9,909,222
1.500%, 10/01/53 (DKK)	9,100,000	1,420,038
2.500%, 10/01/47 (DKK)	1,242	211
Park Aerospace Holdings, Ltd. 5.250%, 08/15/22 (144A)	7,000	7,325
Realkredit Danmark A/S
1.000%, 10/01/53 (DKK)	78,392,432	11,725,213
2.500%, 04/01/47 (DKK)	11,465	1,946

		43,636,437

Electric—0.1%
Enel Finance International NV
2.875%, 05/25/22 (144A)	500,000	510,942
Eversource Energy 2.900%, 10/01/24	100,000	105,917
Sempra Energy
2.900%, 02/01/23	500,000	517,516
4.050%, 12/01/23	400,000	429,496

		1,563,871

Gas—0.0%
Southern Co. Gas Capital Corp. 2.450%, 10/01/23	200,000	207,875

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Home Builders—0.1%
DR Horton, Inc. 5.750%, 08/15/23	900,000	$986,986

Insurance—0.0%
Jackson National Life Global Funding 2.375%, 09/15/22 (144A)	300,000	307,183
Reliance Standard Life Global Funding II 3.850%, 09/19/23 (144A)	100,000	106,959

		414,142

Machinery-Construction & Mining—0.0%
Komatsu Finance America, Inc. 2.437%, 09/11/22	200,000	204,309

Media—0.0%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.464%, 07/23/22	200,000	207,058

Oil & Gas—0.2%
Petrobras Global Finance B.V.
5.093%, 01/15/30	3,897,000	4,253,614
6.250%, 12/14/26 (GBP)	400,000	632,932

		4,886,546

Pharmaceuticals—0.0%
Shire Acquisitions Investments Ireland DAC 2.875%, 09/23/23	100,000	104,648

Retail—0.3%
McDonald’s Corp. 0.614%, 3M LIBOR + 0.430%, 10/28/21 (a)	6,900,000	6,908,473

Semiconductors—0.0%
NXP B.V. / NXP Funding LLC
3.875%, 09/01/22 (144A)	200,000	207,377
4.625%, 06/01/23 (144A)	200,000	214,948

		422,325

Software—0.0%
VMware, Inc. 3.900%, 08/21/27	300,000	333,403

Telecommunications—0.0%
NTT Finance Corp. 1.900%, 07/21/21	200,000	200,164
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.360%, 09/20/21 (144A)	6,250	6,285

		206,449

Trucking & Leasing—0.0%
SMBC Aviation Capital Finance DAC 3.000%, 07/15/22 (144A)	200,000	204,560

Total Corporate Bonds & Notes (Cost $138,760,949)		140,444,995

Mortgage-Backed Securities—3.2%

Collateralized Mortgage Obligations—3.0%
Alternative Loan Trust
0.272%, 1M LIBOR + 0.180%, 05/25/47 (a)	162,851	155,057
0.273%, 1M LIBOR + 0.180%, 02/20/47 (a)	552,800	430,761
0.332%, 1M LIBOR + 0.240%, 06/25/36 (a)	1,587,696	1,536,228
0.652%, 1M LIBOR + 0.560%, 12/25/35 (a)	19,954	19,853
5.000%, 07/25/35	166,658	129,716
5.500%, 06/25/25	518,608	500,612
6.000%, 03/25/37	3,550,974	2,121,261
6.000%, 04/25/37	750,229	755,491
Banc of America Funding Trust
0.533%, 1M LIBOR + 0.440%, 07/20/36 (a)	8,154	8,153
2.707%, 02/20/36 (a)	259,521	260,029
Banc of America Mortgage Trust
2.474%, 06/25/35 (a)	41,351	38,845
3.035%, 09/25/35 (a)	41,687	40,973
Bear Stearns Adjustable Rate Mortgage Trust 2.855%, 03/25/35 (a)	175,667	174,671
Bear Stearns ALT-A Trust
0.412%, 1M LIBOR + 0.320%, 02/25/34 (a)	87,674	84,913
3.008%, 09/25/35 (a)	545,863	424,762
Chase Mortgage Finance Trust 2.733%, 02/25/37 (a)	21,499	21,657
CHL Mortgage Pass-Through Trust
0.672%, 1M LIBOR + 0.580%, 04/25/35 (a)	348,831	329,663
2.639%, 11/20/34 (a)	6,485	6,549
2.992%, 08/25/34 (a)	28,425	28,378
6.000%, 03/25/37	1,029,731	787,057
Citigroup Mortgage Loan Trust
1.915%, 08/25/35 (a)	9,142	9,203
2.470%, 1Y H15 + 2.400%, 05/25/35 (a)	4,433	4,490
3.192%, 03/25/37 (a)	2,027,174	2,024,944
3.258%, 04/25/66 (144A) (a)	481,638	485,703
Countrywide Home Reperforming Loan REMIC Trust 0.432%, 1M LIBOR + 0.340%, 06/25/35 (144A) (a)	46,453	44,529
Credit Suisse Mortgage Capital Certificates
0.242%, 1M LIBOR + 0.150%, 09/29/36 (144A) (a)	1,536,575	1,501,342
0.592%, 11/30/37 (144A) (a)	2,600,000	2,453,053
2.980%, 10/27/59 (144A) (a)	2,903,668	2,926,688
3.322%, 10/25/58 (144A) (a)	165,581	166,695
6.039%, 10/26/36 (144A) (a)	55,947	55,322
Deutsche ALT-B Securities Mortgage Loan Trust
0.192%, 1M LIBOR + 0.100%, 10/25/36 (a)	12,791	9,979
6.369%, 10/25/36 (i)	224,653	221,896
6.386%, 10/25/36 (i)	224,653	221,893
Eurosail-UK plc 1.034%, 3M GBP LIBOR + 0.950%, 06/13/45 (GBP) (a)	1,430,603	1,982,402

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
First Horizon Alternative Mortgage Securities Trust 2.179%, 06/25/34 (a)	87,815	$89,598
Great Hall Mortgages No. 1 plc
0.210%, 3M GBP LIBOR + 0.130%, 03/18/39 (GBP) (a)	109,794	150,201
0.230%, 3M GBP LIBOR + 0.150%, 06/18/38 (GBP) (a)	64,177	87,826
GreenPoint Mortgage Funding Trust
0.272%, 1M LIBOR + 0.180%, 09/25/46 (a)	390,337	380,519
0.532%, 1M LIBOR + 0.440%, 06/25/45 (a)	164,360	154,031
0.632%, 1M LIBOR + 0.540%, 11/25/45 (a)	97,357	88,208
GSR Mortgage Loan Trust
2.590%, 12/25/34 (a)	248,440	251,681
2.678%, 01/25/35 (a)	44,861	44,392
2.869%, 05/25/35 (a)	184,579	181,774
2.925%, 09/25/35 (a)	78,958	80,510
3.190%, 11/25/35 (a)	236,251	225,354
HarborView Mortgage Loan Trust
0.283%, 1M LIBOR + 0.190%, 09/19/37 (a)	23,409	22,798
0.533%, 1M LIBOR + 0.440%, 05/19/35 (a)	36,510	35,121
0.653%, 1M LIBOR + 0.560%, 02/19/36 (a)	91,339	62,840
0.993%, 1M LIBOR + 0.900%, 06/20/35 (a)	220,321	217,263
Hawksmoor Mortgages plc 1.099%, 3M SONIA + 1.050%, 05/25/53 (144A) (GBP) (a)	7,624,899	10,592,308
IndyMac INDA Mortgage Loan Trust 2.924%, 11/25/35 (a)	39,188	38,292
JPMorgan Mortgage Trust
2.453%, 02/25/35 (a)	64,650	65,673
2.568%, 06/25/35 (a)	205,349	214,278
2.708%, 09/25/35 (a)	13,487	12,845
2.801%, 07/25/35 (a)	57,478	58,341
2.949%, 07/27/37 (144A) (a)	384,966	376,542
2.979%, 08/25/35 (a)	82,597	83,600
3.179%, 07/25/35 (a)	58,990	61,264
3.214%, 08/25/35 (a)	111,379	104,594
Lehman XS Trust
0.632%, 1M LIBOR + 0.540%, 12/25/35 (a)	89,118	87,579
1.242%, 1M LIBOR + 1.150%, 12/25/37 (a)	3,369,298	3,485,461
MASTR Adjustable Rate Mortgages Trust
2.079%, 12/25/33 (a)	41,491	40,879
2.876%, 11/21/34 (a)	56,289	56,838
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.513%, 1M LIBOR + 0.440%, 12/15/30 (a)	13,668	13,391
0.773%, 1M LIBOR + 0.700%, 11/15/31 (a)	76,492	77,785
Merrill Lynch Mortgage Investors Trust 2.945%, 12/25/35 (a)	50,104	42,812
Mill City Mortgage Loan Trust 2.750%, 08/25/59 (144A) (a)	875,894	907,542
New Residential Mortgage Loan Trust 2.750%, 07/25/59 (144A) (a)	6,956,487	7,248,224
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates 1.142%, 1M LIBOR + 1.050%, 04/25/35 (a)	2,000,000	2,024,328
Residential Accredit Loans, Inc.
0.392%, 1M LIBOR + 0.300%, 08/25/35 (a)	68,002	58,768

Collateralized Mortgage Obligations—(Continued)
Residential Accredit Loans, Inc.
1.023%, 10/25/37 (a)	861,751	827,854
1.476%, 12M MTA + 1.360%, 09/25/45 (a)	73,746	71,984
Residential Asset Securitization Trust 6.500%, 09/25/36	280,009	154,136
Residential Mortgage Securities 32 plc 1.299%, 3M SONIA + 1.250%, 06/20/70 (144A) (GBP) (a)	2,908,792	4,067,881
Sequoia Mortgage Trust
0.493%, 1M LIBOR + 0.400%, 07/20/36 (a)	353,066	347,178
0.793%, 1M LIBOR + 0.700%, 10/19/26 (a)	25,318	25,061
Structured Adjustable Rate Mortgage Loan Trust
1.516%, 12M MTA + 1.400%, 01/25/35 (a)	54,875	51,105
2.537%, 02/25/34 (a)	46,923	47,603
Structured Asset Mortgage Investments II Trust
0.472%, 1M LIBOR + 0.380%, 06/25/36 (a)	30,135	30,430
0.512%, 1M LIBOR + 0.420%, 05/25/36 (a)	22,340	19,458
0.593%, 1M LIBOR + 0.500%, 07/19/35 (a)	68,302	66,266
0.753%, 1M LIBOR + 0.660%, 10/19/34 (a)	40,846	40,137
TBW Mortgage-Backed Trust 6.015%, 07/25/37 (i)	172,944	99,174
Towd Point Mortgage Funding plc 1.111%, 3M GBP LIBOR + 1.025%, 10/20/51 (144A)	6,204,191	8,630,592
Wachovia Mortgage Loan Trust 0.552%, 1M LIBOR + 0.460%, 01/25/37 (a)	1,983,807	1,057,826
WaMu Mortgage Pass-Through Certificates Trust
0.886%, 12M MTA + 0.770%, 05/25/47 (a)	207,227	200,184
0.938%, 12M MTA + 0.810%, 12/25/46 (a)	42,570	42,232
1.116%, 12M MTA + 1.000%, 02/25/46 (a)	76,329	76,828
1.116%, 12M MTA + 1.000%, 08/25/46 (a)	2,322,545	2,318,226
1.316%, 12M MTA + 1.200%, 11/25/42 (a)	8,471	8,347
1.843%, COFI + 1.500%, 07/25/46 (a)	383,119	374,468
1.843%, COFI + 1.500%, 11/25/46 (a)	112,745	110,685
2.022%, 08/25/35 (a)	10,513	10,310
2.611%, 11/25/36 (a)	4,564,008	4,536,657
3.132%, 12/25/35 (a)	67,677	69,066
Wells Fargo Mortgage-Backed Securities Trust 2.827%, 04/25/36 (a)	57,092	55,909

		71,025,825

Commercial Mortgage-Backed Securities—0.2%
AREIT Trust 2.745%, 1M LIBOR + 2.620%, 04/15/37 (144A) (a)	2,357,416	2,370,756
Bancorp Commercial Mortgage Trust 1.175%, 1M LIBOR + 1.050%, 09/15/36 (144A) (a)	1,736,542	1,735,457
GS Mortgage Securities Trust 4.592%, 08/10/43 (144A)	3,179	3,179
JPMorgan Chase Commercial Mortgage Securities Trust 1.523%, 1M LIBOR + 1.450%, 12/15/31 (144A) (a)	1,419,806	1,408,662

		5,518,054

Total Mortgage-Backed Securities (Cost $72,582,765)		76,543,879

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Preferred Stock—0.5%

Security Description	Shares/ Principal Amount*	Value

Wireless Telecommunication Services—0.5%
AT&T Mobility II LLC, 7.000%† (j)(k) (Cost $12,009,870)	444,022	$11,750,668

Convertible Preferred Stock—0.1%

Banks—0.1%
Wells Fargo & Co., Series L 7.500%, 12/31/49 (Cost $900,000)	900	1,373,589

Short-Term Investments—32.7%

Discount Note—0.1%
Federal Home Loan Bank 0.040%, 09/17/21 (l)	3,200,000	3,199,653

Repurchase Agreements—32.6%
Barclays Capital, Inc. Repurchase Agreement dated 06/30/21 at 0.040%, due 07/01/21 with a maturity value of $779,100,216; collateralized by U.S. Treasury Bonds with rates ranging from 2.875% to 3.125%, maturity dates ranging 02/15/43 to 5/15/47, with an aggregate market value of $791,187,073.	779,100,000	779,100,000
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $6,491,763; collateralized by U.S. Treasury Note at 0.375%, maturing 04/15/24, with a market value of $6,621,661.	6,491,763	6,491,763

		785,591,763

Total Short-Term Investments (Cost $788,791,486)		788,791,416

Total Purchased Options—0.2% (m) (Cost $1,806,896)		3,921,063
Total Investments—166.6% (Cost $3,834,625,694)		4,009,686,069
Other assets and liabilities (net)—(66.6)%		(1,603,509,100)

Net Assets—100.0%		$2,406,176,969

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2021, the market value of restricted securities was $11,750,668, which is 0.5% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(c)	All or a portion of this security has been transferred in a secured-borrowing transaction. (See Note 2 of the Notes to Financial Statements)
(d)	Principal amount of security is adjusted for inflation.
(e)	All or a portion of the security was pledged as collateral against TBA securities. As of June 30, 2021, the value of securities pledged amounted to $228,067.
(f)	All or a portion of the security was pledged as collateral against open OTC option contracts and forward foreign currency exchange contracts. As of June 30, 2021, the market value of securities pledged was $244,645.
(g)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2021, the market value of securities pledged was $7,804,733.
(h)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2021, the market value of securities pledged was $9,394,633.
(i)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(j)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(k)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2021, these securities represent 0.5% of net assets.
(l)	The rate shown represents current yield to maturity.
(m)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2021, the market value of 144A securities was $293,166,823, which is 12.2% of net assets.

Restricted Securities	Acquisitio Date	Shares	Cost	Value
AT&T Mobility II LLC, 7.000%	09/24/20	444,022	$12,009,870	$11,750,668

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	6,567,069	CBNA	07/02/21	USD	4,931,363	$(6,389)
AUD	13,540,602	UBSA	07/02/21	USD	10,271,251	(116,475)
BRL	17,928,445	CBNA	07/02/21	USD	3,584,112	20,465

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
BRL	17,928,445	GSBU	07/02/21	USD	3,548,782	$55,795
CNH	37,455,000	CBNA	09/15/21	USD	5,830,316	(68,294)
DKK	8,740,000	BNP	07/01/21	USD	1,423,318	(29,656)
DKK	14,440,000	BBP	07/01/21	USD	2,295,835	6,736
DKK	196,683,393	JPMC	07/01/21	USD	31,570,544	(207,834)
DKK	277,505,626	SG	07/01/21	USD	44,565,364	(314,916)
EUR	1,129,000	BNP	07/02/21	USD	1,347,934	(9,222)
EUR	2,234,000	GSBU	07/02/21	USD	2,667,406	(18,440)
GBP	954,000	BBP	07/02/21	USD	1,322,618	(2,949)
GBP	1,608,000	BBP	07/02/21	USD	2,280,755	(56,409)
IDR	85,807,425,540	CBNA	09/15/21	USD	5,955,954	(73,665)
JPY	3,622,035,223	JPMC	07/02/21	USD	32,781,320	(178,275)
JPY	1,390,668,232	UBSA	07/02/21	USD	12,560,555	(42,726)
MXN	3,835,000	UBSA	07/14/21	USD	194,820	(2,721)
MYR	506,797	GSBU	09/15/21	USD	122,164	(459)
NOK	49,715,000	UBSA	08/17/21	USD	6,014,362	(239,055)
NZD	17,971,500	BNP	07/02/21	USD	12,573,787	(11,707)
RUB	598,621	CBNA	07/22/21	USD	7,750	413
RUB	1,200,469	GSBU	07/22/21	USD	15,555	814
RUB	683,768	SG	07/22/21	USD	8,803	521
RUB	635,049	UBSA	07/22/21	USD	8,283	376
RUB	1,302,093	UBSA	07/22/21	USD	16,979	776
RUB	1,452,414	CBNA	08/20/21	USD	19,325	391
RUB	2,028,906	GSBU	08/20/21	USD	27,078	464
RUB	938,162	SG	08/20/21	USD	12,439	297
RUB	4,420,000	GSBU	09/20/21	USD	60,240	(530)
SEK	48,720,000	BNP	08/17/21	USD	5,831,684	(136,448)

Contracts to Deliver
AUD	14,782,541	BNP	07/02/21	USD	11,488,024	401,856
AUD	203,000	BNP	07/02/21	USD	156,080	3,840
AUD	5,122,130	UBSA	07/02/21	USD	3,970,388	129,046
AUD	6,567,069	CBNA	08/03/21	USD	4,932,076	6,314
AUD	13,540,602	UBSA	08/03/21	USD	10,272,605	116,204
BRL	17,928,445	CBNA	07/02/21	USD	3,361,195	(243,382)
BRL	17,928,445	GSBU	07/02/21	USD	3,584,112	(20,465)
BRL	17,928,445	GSBU	08/03/21	USD	3,537,369	(54,984)
CAD	2,441,000	GSBU	07/02/21	USD	2,026,233	57,049
CAD	2,441,000	BNP	08/03/21	USD	1,971,203	2,052
DKK	228,713,929	CBNA	07/01/21	USD	36,271,893	(198,337)
DKK	8,865,000	GSBU	07/01/21	USD	1,420,336	6,743
DKK	6,035,000	GSBU	07/01/21	USD	983,569	21,241
DKK	254,984,120	JPMC	07/01/21	USD	40,443,937	(215,281)
DKK	196,683,393	JPMC	10/01/21	USD	31,625,877	208,440
DKK	277,505,626	SG	10/01/21	USD	44,642,477	314,812
EUR	134,407,196	BNP	07/02/21	USD	164,427,420	5,054,070
EUR	2,391,000	CBNA	07/02/21	USD	2,844,748	9,619
EUR	133,435,196	BNP	08/03/21	USD	158,344,556	19,247
GBP	417,000	BNP	07/02/21	USD	591,363	14,526
GBP	575,000	BBP	07/02/21	USD	802,996	7,599
GBP	29,728,000	GSBU	07/02/21	USD	42,027,270	904,529
GBP	28,158,000	CBNA	08/03/21	USD	39,048,146	93,470
JPY	4,794,303,455	CBNA	07/02/21	USD	43,837,960	682,972
JPY	218,400,000	UBSA	07/02/21	USD	1,992,166	26,281
JPY	3,622,035,223	JPMC	08/03/21	USD	32,790,339	178,722
JPY	1,390,668,232	UBSA	08/03/21	USD	12,563,959	42,839
KRW	138,535,410	BNP	09/15/21	USD	124,317	1,335
MXN	22,595,000	GSBU	09/03/21	USD	1,075,374	(49,381)

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
MXN	93,801,550	GSBU	10/27/21	USD	4,621,449	$(14,020)
NZD	17,971,500	JPMC	07/02/21	USD	13,115,353	553,273
NZD	17,971,500	BNP	08/03/21	USD	12,572,978	11,837
PEN	7,267,017	CBNA	08/18/21	USD	1,879,239	(13,888)
TWD	3,394,384	GSBU	09/15/21	USD	123,896	2,052

Net Unrealized Appreciation						$6,631,108

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Call Options on Euro-Schartz Futures, Strike EUR 114.30	08/27/21	2,968	EUR	14,840	$(1,795)
Euro-Bobl Futures	09/08/21	218	EUR	29,244,700	18,146
Euro-Bund Futures	09/08/21	340	EUR	58,687,400	626,483
U.S. Treasury Note 5 Year Futures	09/30/21	2,734	USD	337,456,767	(821,436)
U.S. Treasury Note Ultra 10 Year Futures	09/21/21	196	USD	28,851,813	446,118

Futures Contracts—Short
Australian 10 Year Treasury Bond Futures	09/15/21	(57)	AUD	(8,047,772)	(25,226)
Australian 3 Year Treasury Bond Futures	09/15/21	(117)	AUD	(13,628,981)	24,442
Euro Short-BTP Futures	09/08/21	(58)	EUR	(6,563,280)	(1,441)
Euro-BTP Futures	09/08/21	(195)	EUR	(29,524,950)	(244,166)
Euro-Buxl 30 Year Bond Futures	09/08/21	(270)	EUR	(54,874,800)	(1,137,845)
Euro-OAT Futures	09/08/21	(4)	EUR	(636,160)	(2,898)
Euro-Schatz Futures	09/08/21	(2,962)	EUR	(332,158,680)	43,021
Japanese Government 10 Year Bond Futures	09/13/21	(30)	JPY	(4,550,700,000)	(53,654)
U.S. Treasury Long Bond Futures	09/21/21	(742)	USD	(119,276,500)	(3,563,062)
U.S. Treasury Note 10 Year Futures	09/21/21	(330)	USD	(43,725,000)	(196,116)
U.S. Treasury Note 2 Year Futures	09/30/21	(522)	USD	(115,007,203)	162,462
U.S. Treasury Ultra Long Bond Futures	09/21/21	(246)	USD	(47,401,125)	(2,310,455)
United Kingdom Long Gilt Bond Futures	09/28/21	(64)	GBP	(8,198,400)	(81,104)

Net Unrealized Depreciation					$(7,118,526)

Purchased Options

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC-5 Yr. IRS	0.700%	MSCS	3M LIBOR	Pay	08/24/21	100,000,000	USD	100,000,000	$360,000	$42,670	$(317,330)
Put - OTC-30 Yr. IRS	0.195%	BNP	6M EURIBOR	Receive	11/02/22	7,000,000	EUR	7,000,000	5,267	1,043,895	1,038,628
Put - OTC-30 Yr. IRS	0.190%	MSCS	6M EURIBOR	Receive	11/02/22	6,700,000	EUR	6,700,000	488,662	1,007,400	518,738
Put - OTC-30 Yr. IRS	0.197%	BNP	6M EURIBOR	Receive	11/04/22	8,040,000	EUR	8,040,000	611,704	1,197,286	585,582
Put - OTC-30 Yr. IRS	0.197%	BBP	6M EURIBOR	Receive	11/04/22	4,160,000	EUR	4,160,000	310,521	619,492	308,971

Totals									$1,776,154	$3,910,743	$2,134,589

Options on Exchange-Traded Future Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Call - U.S. Treasury Note 2 Year Futures	USD	110.875	08/27/21	520	USD	1,040,000	$4,300	$520	$(3,780)

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Purchased Options—(Continued)

OTC Options on Securities	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Put - Uniform Mortgage-Backed Securities 30 Yr. Pool, 2.000%, TBA	JPMC	USD 99.664	07/07/21	1,100,000	USD	1,100,000	$6,188	$148	$(6,040)
Put - Uniform Mortgage-Backed Securities 30 Yr. Pool, 2.000%, TBA	JPMC	USD 100.473	08/05/21	700,000	USD	700,000	6,562	2,801	(3,761)
Put - Uniform Mortgage-Backed Securities 30 Yr. Pool, 2.000%, TBA	JPMC	USD 100.156	08/05/21	700,000	USD	700,000	6,563	2,208	(4,355)
Put - Uniform Mortgage-Backed Securities 30 Yr. Pool, 2.500%, TBA	JPMC	USD 103.234	08/05/21	1,250,000	USD	1,250,000	7,129	4,643	(2,486)

Total							$26,442	$9,800	$(16,642)

Written Options

Inflation Capped Options	Initial Index	Counterparty	Exercise Index	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Cap - CPALEMU Index	100.152	GSBU	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/35	(8,700,000)	EUR	(8,700,000)	$(396,824)	$(12,466)	$384,358
Cap - CPURNSA Index	233.916	JPMC	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/24	(35,000,000)	USD	(35,000,000)	(254,625)	—	254,625
Cap - CPURNSA Index	234.781	JPMC	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/24	(2,800,000)	USD	(2,800,000)	(19,460)	—	19,460

Totals								$(670,909)	$(12,466)	$658,443

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC-1 Yr. IRS	(0.526%)	GSBU	3M EURIBOR	Receive	11/17/22	(143,900,000)	EUR	(143,900,000)	$(223,675)	$(67,637)	$156,038
Call - OTC-5 Yr. IRS	0.550%	MSCS	3M LIBOR	Receive	08/24/21	(200,000,000)	USD	(200,000,000)	(315,000)	(16,580)	298,420
Put - OTC-10 Yr. IRS	1.760%	MSCS	3M LIBOR	Pay	07/07/21	(800,000)	USD	(800,000)	(6,120)	(14)	6,106
Put - OTC-10 Yr. IRS	2.300%	JPMC	3M LIBOR	Pay	09/29/21	(300,000)	USD	(300,000)	(2,160)	(188)	1,972
Put - OTC-10 Yr. IRS	2.300%	DBAG	3M LIBOR	Pay	09/29/21	(20,850,000)	USD	(20,850,000)	(142,301)	(13,083)	129,218
Put - OTC-10 Yr. IRS	2.300%	MSCS	3M LIBOR	Pay	09/29/21	(28,650,000)	USD	(28,650,000)	(202,823)	(17,978)	184,845
Put - OTC-10 Yr. IRS	0.000%	BBP	6M EURIBOR	Pay	11/04/22	(12,490,000)	EUR	(12,490,000)	(305,983)	(572,030)	(266,047)
Put - OTC-10 Yr. IRS	0.000%	MSCS	6M EURIBOR	Pay	11/02/22	(20,200,000)	EUR	(20,200,000)	(490,004)	(921,193)	(431,189)
Put - OTC-10 Yr. IRS	0.000%	BNP	6M EURIBOR	Pay	11/02/22	(21,000,000)	EUR	(21,000,000)	—	(957,675)	(957,675)
Put - OTC-10 Yr. IRS	0.000%	BNP	6M EURIBOR	Pay	11/04/22	(24,210,000)	EUR	(24,210,000)	(600,297)	(1,108,794)	(508,497)

Totals									$(2,288,363)	$(3,675,172)	$(1,386,809)

Credit Default Swaptions	Strike Spread/ Price	Counterparty	Reference Obligation	Buy/Sell Protection	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC-5 Yr. CDS	0.475%	CSI	CDX.NA.IG.36	Buy	08/18/21	(2,000,000)	USD	(2,000,000)	$(1,620)	$(1,434)	$186
Call - OTC-5 Yr. CDS	0.475%	BBP	CDX.NA.IG.36	Buy	08/18/21	(3,800,000)	USD	(3,800,000)	(2,850)	(2,724)	126
Call - OTC-5 Yr. CDS	0.475%	DBAG	CDX.NA.IG.36	Buy	08/18/21	(4,200,000)	USD	(4,200,000)	(3,360)	(3,010)	350
Call - OTC-5 Yr. CDS	0.400%	BBP	ITRX.EUR.34	Buy	07/21/21	(4,300,000)	EUR	(4,300,000)	(2,387)	(2,536)	(149)
Put - OTC-5 Yr. CDS	$100.000	BNP	CDX.NA.HY.35	Sell	07/21/21	(800,000)	USD	(800,000)	(4,972)	(166)	4,806
Put - OTC-5 Yr. CDS	$98.000	MSCS	CDX.NA.HY.36	Sell	07/21/21	(800,000)	USD	(800,000)	(1,920)	(184)	1,736
Put - OTC-5 Yr. CDS	$104.000	CSI	CDX.NA.HY.36	Sell	09/15/21	(900,000)	USD	(900,000)	(5,265)	(2,035)	3,230
Put - OTC-5 Yr. CDS	0.800%	CBNA	CDX.NA.IG.36	Sell	08/18/21	(3,400,000)	USD	(3,400,000)	(3,672)	(438)	3,234
Put - OTC-5 Yr. CDS	0.800%	GSI	CDX.NA.IG.36	Sell	08/18/21	(3,700,000)	USD	(3,700,000)	(3,718)	(477)	3,241
Put - OTC-5 Yr. CDS	0.800%	CSI	CDX.NA.IG.36	Sell	08/18/21	(3,800,000)	USD	(3,800,000)	(3,572)	(490)	3,082
Put - OTC-5 Yr. CDS	0.800%	CSI	CDX.NA.IG.36	Sell	08/18/21	(2,000,000)	USD	(2,000,000)	(1,940)	(258)	1,682
Put - OTC-5 Yr. CDS	0.800%	BBP	CDX.NA.IG.36	Sell	09/15/21	(3,800,000)	USD	(3,800,000)	(4,712)	(1,320)	3,392
Put - OTC-5 Yr. CDS	0.800%	DBAG	CDX.NA.IG.36	Sell	09/15/21	(4,200,000)	USD	(4,200,000)	(5,040)	(1,459)	3,581

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Written Options—(Continued)

Credit Default Swaptions	Strike Spread/ Price	Counterparty	Reference Obligation	Buy/Sell Protection	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC-5 Yr. CDS	0.850%	CSI	CDX.NA.IG.36	Sell	09/15/21	(4,200,000)	USD	(4,200,000)	$(4,116)	$(1,202)	$2,914
Put - OTC-5 Yr. CDS	0.900%	GSI	CDX.NA.IG.36	Sell	07/21/21	(1,800,000)	USD	(1,800,000)	(2,322)	(10)	2,312
Put - OTC-5 Yr. CDS	0.900%	CSI	CDX.NA.IG.36	Sell	09/15/21	(7,700,000)	USD	(7,700,000)	(8,123)	(1,873)	6,250
Put - OTC-5 Yr. CDS	0.900%	DBAG	CDX.NA.IG.36	Sell	09/15/21	(12,100,000)	USD	(12,100,000)	(12,380)	(2,943)	9,437
Put - OTC-5 Yr. CDS	0.750%	BBP	ITRX.EUR.34	Sell	07/21/21	(4,300,000)	EUR	(4,300,000)	(5,654)	(13)	5,641
Put - OTC-5 Yr. CDS	0.750%	GSI	ITRX.EUR.34	Sell	07/21/21	(3,100,000)	EUR	(3,100,000)	(4,097)	(9)	4,088
Put - OTC-5 Yr. CDS	0.700%	BBP	ITRX.EUR.35	Sell	08/18/21	(11,900,000)	EUR	(11,900,000)	(16,619)	(2,936)	13,683
Put - OTC-5 Yr. CDS	0.750%	BBP	ITRX.EUR.35	Sell	07/21/21	(2,200,000)	EUR	(2,200,000)	(2,317)	(91)	2,226
Put - OTC-5 Yr. CDS	0.750%	GSI	ITRX.EUR.35	Sell	07/21/21	(3,200,000)	EUR	(3,200,000)	(3,273)	(132)	3,141
Put - OTC-5 Yr. CDS	0.750%	BBP	ITRX.EUR.35	Sell	08/18/21	(3,200,000)	EUR	(3,200,000)	(3,614)	(671)	2,943
Put - OTC-5 Yr. CDS	0.800%	BBP	ITRX.EUR.35	Sell	08/18/21	(3,000,000)	EUR	(3,000,000)	(3,264)	(491)	2,773
Put - OTC-5 Yr. CDS	0.800%	DBAG	ITRX.EUR.35	Sell	08/18/21	(3,300,000)	EUR	(3,300,000)	(3,710)	(540)	3,170
Put - OTC-5 Yr. CDS	0.825%	BNP	ITRX.EUR.35	Sell	08/18/21	(3,000,000)	EUR	(3,000,000)	(3,496)	(446)	3,050
Put - OTC-5 Yr. CDS	0.850%	BBP	ITRX.EUR.35	Sell	08/18/21	(3,100,000)	EUR	(3,100,000)	(3,395)	(419)	2,976
Put - OTC-5 Yr. CDS	0.850%	DBAG	ITRX.EUR.35	Sell	08/18/21	(3,300,000)	EUR	(3,300,000)	(3,568)	(446)	3,122
Put - OTC-5 Yr. CDS	0.850%	BBP	ITRX.EUR.35	Sell	10/20/21	(6,300,000)	EUR	(6,300,000)	(6,538)	(3,748)	2,790

Totals									$(131,514)	$(32,501)	$99,013

OTC Options on Securities	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - Uniform Mortgage-Backed Securities 30 Yr. Pool, 2.000%, TBA	GSC	USD 101.227	07/07/21	(700,000)	USD	(700,000)	$(3,582)	$(1,112)	$2,470
Call - Uniform Mortgage-Backed Securities 30 Yr. Pool, 2.000%, TBA	JPMC	USD 101.313	09/07/21	(600,000)	USD	(600,000)	(1,875)	(2,433)	(558)
Call - Uniform Mortgage-Backed Securities 30 Yr. Pool, 2.000%, TBA	GSC	USD 101.023	09/07/21	(1,300,000)	USD	(1,300,000)	(5,688)	(7,091)	(1,403)
Call - Uniform Mortgage-Backed Securities 30 Yr. Pool, 2.500%, TBA	JPMC	USD 104.047	07/07/21	(500,000)	USD	(500,000)	(859)	(35)	824
Call - Uniform Mortgage-Backed Securities 30 Yr. Pool, 2.500%, TBA	JPMC	USD 103.984	08/05/21	(800,000)	USD	(800,000)	(1,625)	(608)	1,017
Put - Ginnie Mae II 30 Yr. Pool, 2.500%, TBA	JPMC	USD 102.234	08/12/21	(2,300,000)	USD	(2,300,000)	(7,367)	(3,753)	3,614
Put - Ginnie Mae II 30 Yr. Pool, 2.500%, TBA	JPMC	USD 102.297	08/12/21	(2,200,000)	USD	(2,200,000)	(7,391)	(3,769)	3,622
Put - Uniform Mortgage-Backed Securities 30 Yr. Pool, 2.000%, TBA	JPMC	USD 99.156	08/05/21	(1,400,000)	USD	(1,400,000)	(8,750)	(2,200)	6,550
Put - Uniform Mortgage-Backed Securities 30 Yr. Pool, 2.000%, TBA	JPMC	USD 99.473	08/05/21	(1,400,000)	USD	(1,400,000)	(8,695)	(2,714)	5,981
Put - Uniform Mortgage-Backed Securities 30 Yr. Pool, 2.000%, TBA	GSC	USD 99.023	09/07/21	(1,300,000)	USD	(1,300,000)	(8,125)	(4,703)	3,422
Put - Uniform Mortgage-Backed Securities 30 Yr. Pool, 2.500%, TBA	JPMC	USD 102.047	07/07/21	(500,000)	USD	(500,000)	(1,719)	(16)	1,703
Put - Uniform Mortgage-Backed Securities 30 Yr. Pool, 2.500%, TBA	JPMC	USD 101.984	08/05/21	(800,000)	USD	(800,000)	(2,750)	(893)	1,857
Put - Uniform Mortgage-Backed Securities 30 Yr. Pool, 2.500%, TBA	JPMC	USD 102.234	08/05/21	(2,500,000)	USD	(2,500,000)	(7,813)	(3,458)	4,355
Put - Uniform Mortgage-Backed Securities 30 Yr. Pool, 3.000%, TBA	JPMC	USD 104.141	08/05/21	(800,000)	USD	(800,000)	(1,375)	(1,301)	74
Put - Uniform Mortgage-Backed Securities 30 Yr. Pool, 3.000%, TBA	JPMC	USD 103.695	09/07/21	(800,000)	USD	(800,000)	(2,438)	(1,270)	1,168
Put - Uniform Mortgage-Backed Securities 30 Yr. Pool, 3.000%, TBA	JPMC	USD 103.984	09/07/21	(800,000)	USD	(800,000)	(2,438)	(1,882)	556

Total							$(72,490)	$(37,238)	$35,252

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M CPURNSA	Maturity	1.280%	Maturity	11/02/21	USD	2,000,000	$(71,402)	$—	$(71,402)
Pay	12M CPURNSA	Maturity	1.290%	Maturity	11/05/21	USD	2,800,000	(99,682)	(49)	(99,633)
Pay	12M CPURNSA	Maturity	1.760%	Maturity	11/04/29	USD	24,500,000	(1,997,870)	(14,276)	(1,983,594)
Pay	12M CPURNSA	Maturity	1.840%	Maturity	08/14/21	USD	20,100,000	(624,388)	(41)	(624,347)
Pay	12M CPURNSA	Maturity	1.954%	Maturity	06/03/29	USD	8,650,000	(512,095)	—	(512,095)
Pay	12M CPURNSA	Maturity	1.998%	Maturity	07/25/29	USD	21,500,000	(1,134,883)	2,904	(1,137,787)
Pay	12M CPURNSA	Maturity	2.155%	Maturity	02/04/22	USD	24,300,000	(668,178)	(217)	(667,961)
Pay	12M CPURNSA	Maturity	2.165%	Maturity	01/19/22	USD	10,500,000	(289,657)	—	(289,657)
Pay	12M CPURNSA	Maturity	2.170%	Maturity	02/01/22	USD	18,200,000	(500,699)	—	(500,699)
Pay	12M CPURNSA	Maturity	2.180%	Maturity	01/19/22	USD	4,200,000	(115,233)	(115)	(115,118)
Pay	12M CPURNSA	Maturity	2.200%	Maturity	01/21/22	USD	3,300,000	(89,867)	—	(89,867)
Pay	12M CPURNSA	Maturity	2.200%	Maturity	02/05/22	USD	5,000,000	(134,964)	—	(134,964)
Pay	12M CPURNSA	Maturity	2.335%	Maturity	02/05/28	USD	13,090,000	(116,275)	28,402	(144,677)
Pay	12M CPURNSA	Maturity	2.370%	Maturity	06/06/28	USD	6,400,000	(47,921)	(1,137)	(46,784)
Pay	12M HICP	Maturity	1.380%	Maturity	03/15/31	EUR	23,400,000	(804,415)	(162,969)	(641,446)
Pay	12M FRCPXT	Maturity	1.410%	Maturity	11/15/39	EUR	600,000	(28,429)	—	(28,429)
Pay	12M FRCPXT	Maturity	1.910%	Maturity	01/15/38	EUR	350,000	43,920	2,831	41,089
Pay	12M UKRPI	Maturity	3.220%	Maturity	03/15/22	GBP	9,100,000	(145,653)	(87)	(145,566)
Pay	12M UKRPI	Maturity	3.325%	Maturity	08/15/30	GBP	12,100,000	143,804	113,664	30,140
Pay	12M UKRPI	Maturity	3.330%	Maturity	01/15/25	GBP	18,900,000	113,810	421,255	(307,445)
Pay	12M UKRPI	Maturity	3.400%	Maturity	06/15/30	GBP	15,300,000	624,150	64,254	559,896
Pay	12M UKRPI	Maturity	3.438%	Maturity	01/15/30	GBP	8,000,000	(86,801)	—	(86,801)
Pay	12M UKRPI	Maturity	3.465%	Maturity	02/15/22	GBP	11,300,000	(187,751)	—	(187,751)
Pay	12M UKRPI	Maturity	3.475%	Maturity	08/15/30	GBP	6,000,000	(229,854)	58,423	(288,277)
Pay	12M UKRPI	Maturity	3.566%	Maturity	03/15/36	GBP	1,700,000	(38,157)	—	(38,157)
Pay	12M UKRPI	Maturity	3.580%	Maturity	03/15/36	GBP	5,600,000	(102,127)	(31,876)	(70,251)
Pay	12M UKRPI	Maturity	3.750%	Maturity	04/15/31	GBP	3,570,000	(14,306)	(1,349)	(12,957)
Pay	12M UKRPI	Maturity	3.850%	Maturity	09/15/24	GBP	13,900,000	790,888	(1,172)	792,060
Pay	3M EURIBOR	Annually	(0.526)%	Annually	11/21/23	EUR	72,000,000	(101,876)	—	(101,876)
Receive	12M CPURNSA	Maturity	1.798%	Maturity	08/25/27	USD	9,300,000	712,446	—	712,446
Receive	12M CPURNSA	Maturity	1.890%	Maturity	08/27/27	USD	12,300,000	854,758	—	854,758
Receive	12M CPURNSA	Maturity	2.069%	Maturity	07/15/22	USD	4,500,000	105,447	—	105,447
Receive	12M CPURNSA	Maturity	2.210%	Maturity	02/05/23	USD	25,780,000	404,923	—	404,923
Receive	12M CPURNSA	Maturity	2.263%	Maturity	04/27/23	USD	13,492,000	132,609	(2,800)	135,409
Receive	12M CPURNSA	Maturity	2.311%	Maturity	02/24/31	USD	21,200,000	642,960	9,440	633,520
Receive	12M CPURNSA	Maturity	2.314%	Maturity	02/26/26	USD	10,200,000	278,229	—	278,229
Receive	12M CPURNSA	Maturity	2.419%	Maturity	03/05/26	USD	13,000,000	278,627	—	278,627
Receive	12M CPURNSA	Maturity	2.560%	Maturity	05/08/23	USD	12,300,000	(946,146)	(1,233,552)	287,406
Receive	12M CPURNSA	Maturity	2.703%	Maturity	05/25/26	USD	7,090,000	12,186	—	12,186
Receive	12M CPURNSA	Maturity	2.768%	Maturity	05/13/26	USD	11,300,000	(7,499)	—	(7,499)
Receive	12M CPURNSA	Maturity	2.813%	Maturity	05/14/26	USD	4,600,000	(14,750)	—	(14,750)
Receive	12M FRCPXT	Maturity	1.030%	Maturity	03/15/24	EUR	10,500,000	(39,930)	(2,444)	(37,486)
Receive	12M HICP	Maturity	0.090%	Maturity	05/15/22	EUR	1,900,000	59,908	—	59,908
Receive	12M HICP	Maturity	0.330%	Maturity	07/15/22	EUR	6,400,000	204,683	216	204,467
Receive	3M NZDBB	Semi-Annually	3.250%	Semi-Annually	03/21/28	NZD	8,400,000	(628,669)	25,634	(654,303)
Receive	6M LIBOR	Semi-Annually	0.300%	Semi-Annually	09/20/27	JPY	788,000,000	(128,490)	(14,261)	(114,229)
Receive	6M LIBOR	Semi-Annually	0.300%	Semi-Annually	03/20/28	JPY	426,780,000	(73,072)	(6,734)	(66,338)

Totals								$(4,577,691)	$(746,056)	$(3,831,635)

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Centrally Cleared Credit Default Swaps on Corporate Issues—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
General Electric Co. 2.700%, due 10/09/22	1.000%	Quarterly	12/20/23	0.360%	USD	1,000,000	$15,852	$(27,072)	$42,924

(a)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(CBNA)—	Citibank N.A.
(CSI)—	Credit Suisse International
(DBAG)—	Deutsche Bank AG
(GSBU)—	Goldman Sachs Bank USA
(GSC)—	Goldman Sachs & Co.
(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(MSCS)—	Morgan Stanley Capital Services LLC
(SG)—	Societe Generale Paris
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CNH)—	Chinese Renminbi
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PEN)—	Peruvian Nuevo Sol
(RUB)—	Russian Ruble
(SEK)—	Swedish Krona
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar

Index Abbreviations

(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(COFI)—	11th District Cost of Fund Index
(CPALEMU)—	Euro Area All Items Index Non-Seasonally Adjusted
(CPI)—	Consumer Price Index
(CPURNSA)—	U.S. Consumer Price Index for All Urban Consumers Non-Seasonally Adjusted
(EURIBOR)—	Euro InterBank Offered Rate
(FRCPXT)—	France Consumer Price Ex-Tobacco Index
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(HICP)—	Harmonized Index of Consumer Prices
(ITRX.EUR)—	Markit iTraxx Europe CDS Index
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(NZDBB)—	New Zealand Dollar Bank Bill Index
(SONIA)—	Sterling Overnight Index Average Deposit Rate
(UKRPI)—	United Kingdom Retail Price Index

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(CDS)—	Credit Default Swap
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(IRS)—	Interest Rate Swap
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$2,585,513,495	$—	$2,585,513,495
Total Foreign Government*	—	245,848,452	—	245,848,452
Total Asset-Backed Securities*	—	155,498,512	—	155,498,512
Total Corporate Bonds & Notes*	—	140,444,995	—	140,444,995
Total Mortgage-Backed Securities*	—	76,543,879	—	76,543,879
Total Preferred Stock*	—	—	11,750,668	11,750,668
Total Convertible Preferred Stock*	1,373,589	—	—	1,373,589
Total Short-Term Investments*	—	788,791,416	—	788,791,416
Purchased Options
Interest Rate Swaptions at Value	—	3,910,743	—	3,910,743
OTC Options on Securities at Value	—	9,800	—	9,800
Options on Exchange-Traded Futures Contracts at Value	520	—	—	520
Total Purchased Options	520	3,920,543	—	3,921,063
Total Investments	$1,374,109	$3,996,561,292	$11,750,668	$4,009,686,069

Secured Borrowings (Liability)	$—	$(2,031,641,464)	$—	$(2,031,641,464)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$8,957,016	$—	$8,957,016
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(2,325,908)	—	(2,325,908)
Total Forward Contracts	$—	$6,631,108	$—	$6,631,108
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,320,672	$—	$—	$1,320,672
Futures Contracts (Unrealized Depreciation)	(8,439,198)	—	—	(8,439,198)
Total Futures Contracts	$(7,118,526)	$—	$—	$(7,118,526)
Written Options
Credit Default Swaptions at Value	$—	$(32,501)	$—	$(32,501)
Inflation Capped Options at Value	—	(12,466)	—	(12,466)
Interest Rate Swaptions at Value	—	(3,675,172)	—	(3,675,172)
OTC Options on Securities at Value	—	(37,238)	—	(37,238)
Total Written Options	$—	$(3,757,377)	$—	$(3,757,377)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$5,433,435	$—	$5,433,435
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(9,222,146)	—	(9,222,146)
Total Centrally Cleared Swap Contracts	$—	$(3,788,711)	$—	$(3,788,711)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2021 is not presented.

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a)	$3,224,094,306
Repurchase Agreement at value which equals cost	785,591,763
Cash denominated in foreign currencies (b)	9,659,426
Cash collateral (c)	595,000
Unrealized appreciation on forward foreign currency exchange contracts	8,957,016
Receivable for:
Investments sold	1,341,800,791
TBA securities sold	82,899,159
Premiums on written options	451,559
Fund shares sold	390,639
Principal paydowns	126,595
Interest	7,382,707
Variation margin on futures contracts	91,449
Variation margin on centrally cleared swap contracts	1,266,816
Other assets	14,057

Total Assets	5,463,321,283
Liabilities
Written options at value (d)	3,757,377
Secured borrowings	2,031,641,464
Cash collateral (e)	12,296,000
Unrealized depreciation on forward foreign currency exchange contracts	2,325,908
Payables for:
Investments purchased	791,951,993
TBA securities purchased	211,164,648
Fund shares redeemed	494,095
Deferred dollar roll income	1,792,016
Accrued Expenses:
Management fees	904,500
Distribution and service fees	227,201
Deferred trustees’ fees	182,883
Other expenses	406,229

Total Liabilities	3,057,144,314

Net Assets	$2,406,176,969

Net Assets Consist of:
Paid in surplus	$2,531,143,935
Distributed earnings (Accumulated losses)	(124,966,966)

Net Assets	$2,406,176,969

Net Assets
Class A	$1,285,021,208
Class B	1,097,979,709
Class E	23,176,052
Capital Shares Outstanding*
Class A	117,431,400
Class B	101,153,248
Class E	2,129,660
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.94
Class B	10.85
Class E	10.88

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $3,049,033,931.
(b)	Identified cost of cash denominated in foreign currencies was $12,519,040.
(c)	Includes collateral of $436,000 for futures contracts, and $159,000 for centrally cleared swap contracts.
(d)	Premiums received on written options were $3,163,276.
(e)	Includes collateral of $6,153,000 for OTC option and forward foreign currency exchange contracts, $907,000 for TBA securities, and $5,236,000 for secured-borrowing transactions.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends	$422,269
Interest	54,052,754

Total investment income	54,475,023
Expenses
Management fees	5,528,203
Administration fees	47,922
Custodian and accounting fees	142,002
Distribution and service fees—Class B	1,325,493
Distribution and service fees—Class E	17,600
Interest expense	285,143
Audit and tax services	65,808
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	47,502
Insurance	7,803
Miscellaneous	10,306

Total expenses	7,529,182
Less management fee waiver	(171,475)

Net expenses	7,357,707

Net Investment Income	47,117,316

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	16,937,752
Purchased options	(181,341)
Futures contracts	19,650,651
Written options	564,968
Swap contracts	(119,854)
Foreign currency transactions	(1,085,776)
Forward foreign currency transactions	(3,578,802)

Net realized gain (loss)	32,187,598

Net change in unrealized appreciation (depreciation) on:
Investments	(39,058,719)
Purchased options	2,073,285
Futures contracts	(7,270,074)
Written options	(1,135,886)
Swap contracts	(5,088,931)
Foreign currency transactions	(389,081)
Forward foreign currency transactions	13,125,146

Net change in unrealized appreciation (depreciation)	(37,744,260)

Net realized and unrealized gain (loss)	(5,556,662)

Net Increase (Decrease) in Net Assets From Operations	$41,560,654

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$47,117,316	$24,420,319
Net realized gain (loss)	32,187,598	(6,206,897)
Net change in unrealized appreciation (depreciation)	(37,744,260)	221,981,489

Increase (decrease) in net assets from operations	41,560,654	240,194,911

From Distributions to Shareholders
Class A	(12,097,382)	(35,293,336)
Class B	(7,925,840)	(26,404,640)
Class E	(186,170)	(656,893)

Total distributions	(20,209,392)	(62,354,869)

Increase (decrease) in net assets from capital share transactions	104,543,267	(167,642,544)

Total increase (decrease) in net assets	125,894,529	10,197,498

Net Assets
Beginning of period	2,280,282,440	2,270,084,942

End of period	$2,406,176,969	$2,280,282,440

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	5,343,997	$58,303,003	6,297,349	$66,525,192
Reinvestments	1,115,995	12,097,382	3,477,176	35,293,336
Redemptions	(1,455,851)	(15,810,911)	(20,380,737)	(211,018,660)

Net increase (decrease)	5,004,141	$54,589,474	(10,606,212)	$(109,200,132)

Class B
Sales	8,255,348	$88,596,171	10,042,575	$104,127,473
Reinvestments	737,288	7,925,840	2,622,109	26,404,640
Redemptions	(4,269,181)	(45,875,953)	(18,467,830)	(187,953,124)

Net increase (decrease)	4,723,455	$50,646,058	(5,803,146)	$(57,421,011)

Class E
Sales	244,595	$2,630,075	518,758	$5,401,938
Reinvestments	17,270	186,170	65,039	656,893
Redemptions	(325,733)	(3,508,510)	(685,614)	(7,080,232)

Net increase (decrease)	(63,868)	$(692,265)	(101,817)	$(1,021,401)

Increase (decrease) derived from capital shares transactions		$104,543,267		$(167,642,544)

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Statement of Cash Flows

For the Six Months Ended June 30, 2021 (Unaudited)

Cash Flows From Operating Activities
Net Increase in Net Assets from Operations	$41,560,654

Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash provided by/ (used in) operating activities:
Investments purchased . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . .	(2,575,052,241)
Proceeds from investments sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. .	2,643,913,805
Proceeds from short-term investments, net . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . .	182,115,908
Net amortization/accretion of premium (discount) . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	22,930,835
Payments on forward sales commitments, net	(8,039,076)
Premium received on open written options, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	1,274,777
Proceeds received on closed purchased options, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	11,748
Increase in interest receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. .	(1,136,601)
Increase in cash collateral, asset . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . .	(259,000)
Increase in unrealized appreciation on forward foreign currency exchange contracts . .	(8,599,825)
Increase in receivable for investments sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	(175,573,725)
Decrease in receivable for TBA securities sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	325,901,618
Increase in receivable for principal paydowns	(2,155)
Increase in receivable for variation margin on centrally cleared swap contracts . . . . . . . . . . . . . . . .. . . .	(664,748)
Decrease in receivable for variation margin on futures contracts . . . . . . . . . . . . . . . . . . ..	544,368
Decrease in other assets and prepaid expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	5,667
Decrease in cash collateral, liability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . .	(1,387,000)
Decrease in unrealized depreciation on forward foreign currency exchange contracts . .	(4,525,321)
Decrease in payable for investments purchased . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	(158,119,737)
Decrease in payable for TBA securities purchased . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	(539,467,588)
Increase in payable for deferred dollar roll income, liability . . . . . . . . . . . . . . . . . . . . ..	1,286,545
Increase in accrued management fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	20,999
Increase in accrued distribution and service fees . . . . . . . . . . . . . . . . . . . . . . . . . . . ..	7,515
Increase in accrued deferred trustee’s fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . .	9,120
Increase in accrued other expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . .	140,483
Payments on foreign currency transactions . . . . . . . . . . . . . . .	(1,474,857)
Net realized gain from investments, purchased options and written options . . . . . . . . . . . . .	(17,321,379)
Net realized loss on foreign currency transactions . . . . . . . . . . . . . . .	1,085,776
Net change in unrealized (appreciation) depreciation on investments, purchased options and written options	38,121,320
Net change in unrealized (appreciation) depreciation on foreign currency transactions . . . . . . . . ..	389,081

Net cash used by operating activities	$(232,303,034)

Cash Flows From Financing Activities
Proceeds from shares sold, including increase in receivable for shares sold . . . . .	149,879,834
Payment on shares redeemed, including decrease in payable for shares redeemed	(65,869,016)
Proceeds from issuance of reverse repurchase agreements	2,381,475
Repayment of reverse repurchase agreements	(2,381,475)
Proceeds from secured borrowings	19,941,217,574
Repayment of secured borrowings	(19,793,212,177)

Net cash provided by financing activities	$232,016,215

Net decrease in cash and foreign currency (a)	$(286,819)

Cash and cash denominated in foreign currency at beginning of period	$9,946,245

Cash and cash denominated in foreign currency at end of period	$9,659,426

Supplemental disclosure of cash flow information:
Non-cash financing activities included herein consist of reinvestment of dividends and distributions:	$(20,209,392)

Cash paid for interest and fees on borrowings:	$285,143

(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $(411,132).

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.85		$10.02	$9.57	$9.96	$9.77	$9.30

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.22		0.13	0.21	0.30	0.29	0.23
Net realized and unrealized gain (loss)	(0.03)		1.02	0.60	(0.51)	0.08	0.24

Total income (loss) from investment operations	0.19		1.15	0.81	(0.21)	0.37	0.47

Less Distributions
Distributions from net investment income	(0.10)		(0.32)	(0.36)	(0.18)	(0.18)	0.00

Total distributions	(0.10)		(0.32)	(0.36)	(0.18)	(0.18)	0.00

Net Asset Value, End of Period	$10.94		$10.85	$10.02	$9.57	$9.96	$9.77

Total Return (%) (b)	1.80	(c)	11.74 (d)	8.60 (d)	(2.13)	3.81	5.05	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	(e)	0.78	1.42	1.24	0.96	0.75
Gross ratio of expenses to average net assets excluding interest expense (%)	0.51	(e)	0.51	0.51	0.51	0.51	0.51
Net ratio of expenses to average net assets (%) (f) (g)	0.52	(e)	0.76	1.40	1.23	0.95	0.75
Net ratio of expenses to average net assets excluding interest expense (%) (f) (g)	0.49	(e)	0.50	0.50	0.49	0.49	0.50
Ratio of net investment income (loss) to average net assets (%)	4.17	(e)	1.22	2.15	3.05	2.96	2.32
Portfolio turnover rate (%) (h)	78	(c)	209	290	256	133	120
Net assets, end of period (in millions)	$1,285.0		$1,219.8	$1,232.4	$1,261.9	$1,405.7	$1,385.2

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.75		$9.93	$9.48	$9.87	$9.69	$9.24

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.21		0.10	0.19	0.27	0.27	0.20
Net realized and unrealized gain (loss)	(0.03)		1.02	0.60	(0.51)	0.06	0.25

Total income (loss) from investment operations	0.18		1.12	0.79	(0.24)	0.33	0.45

Less Distributions
Distributions from net investment income	(0.08)		(0.30)	(0.34)	(0.15)	(0.15)	0.00

Total distributions	(0.08)		(0.30)	(0.34)	(0.15)	(0.15)	0.00

Net Asset Value, End of Period	$10.85		$10.75	$9.93	$9.48	$9.87	$9.69

Total Return (%) (b)	1.67	(c)	11.43 (d)	8.38 (d)	(2.41)	3.47	4.87	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	(e)	1.03	1.67	1.49	1.21	1.00
Gross ratio of expenses to average net assets excluding interest expense (%)	0.76	(e)	0.76	0.76	0.76	0.76	0.76
Net ratio of expenses to average net assets (%) (f) (g)	0.77	(e)	1.01	1.65	1.48	1.20	1.00
Net ratio of expenses to average net assets excluding interest expense (%) (f) (g)	0.74	(e)	0.75	0.75	0.74	0.74	0.75
Ratio of net investment income (loss) to average net assets (%)	3.92	(e)	0.98	1.90	2.80	2.71	2.07
Portfolio turnover rate (%) (h)	78	(c)	209	290	256	133	120
Net assets, end of period (in millions)	$1,098.0		$1,036.8	$1,014.8	$1,049.0	$1,222.2	$1,217.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018		2017	2016
Net Asset Value, Beginning of Period	$10.78		$9.96	$9.51	$9.90		$9.71	$9.26

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.21		0.11	0.20	0.28		0.28	0.21
Net realized and unrealized gain (loss)	(0.02)		1.02	0.60	(0.51)		0.07	0.24

Total income (loss) from investment operations	0.19		1.13	0.80	(0.23)		0.35	0.45

Less Distributions
Distributions from net investment income	(0.09)		(0.31)	(0.35)	(0.16)		(0.16)	0.00

Total distributions	(0.09)		(0.31)	(0.35)	(0.16)		(0.16)	0.00

Net Asset Value, End of Period	$10.88		$10.78	$9.96	$9.51		$9.90	$9.71

Total Return (%) (b)	1.75	(c)	11.52 (d)	8.46 (d)	(2.31	) (d)	3.66 (d)	4.86	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	(e)	0.93	1.57	1.39		1.11	0.90
Gross ratio of expenses to average net assets excluding interest expense (%)	0.66	(e)	0.66	0.66	0.66		0.66	0.66
Net ratio of expenses to average net assets (%) (f) (g)	0.67	(e)	0.91	1.55	1.38		1.10	0.90
Net ratio of expenses to average net assets excluding interest expense (%) (f) (g)	0.64	(e)	0.65	0.65	0.64		0.64	0.65
Ratio of net investment income (loss) to average net assets (%)	3.94	(e)	1.06	1.99	2.90		2.81	2.16
Portfolio turnover rate (%) (h)	78	(c)	209	290	256		133	120
Net assets, end of period (in millions)	$23.2		$23.7	$22.9	$23.9		$28.1	$32.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for the six months ended June 30, 2021 and for each of the years ended December 31, 2020, 2019, 2018 and 2017 (see Note 6 of the Notes to Financial Statements).
(h)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 16%, 30%, 65%, 54%, 74%, and 61% for the six months ended June 30, 2021 and the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively.

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is PIMCO Inflation Protected Bond Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTI-24

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

BHFTI-25

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its Custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that: (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short: and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The proceeds received from a short sale are recorded as a liability. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of

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Notes to Financial Statements—June 30, 2021—(Continued)

any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

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Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

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Notes to Financial Statements—June 30, 2021—(Continued)

At June 30, 2021, the Portfolio had investments in repurchase agreements with a gross value of $785,591,763, which is reflected as repurchase agreement on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its Custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities.

For the six months ended June 30, 2021, the Portfolio had an outstanding reverse repurchase agreement balance for 6 days. The average amount of borrowings was $2,381,475 and the annualized weighted average interest rate was 0.060% during the 6 day period. There were no outstanding reverse repurchase agreements as of June 30, 2021.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the six months ended June 30, 2021, the Portfolio entered into secured borrowing transactions involving U.S. Treasury securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop,” is included in net investment income. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may also receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The cost of the secured borrowing transaction is recorded as interest expense over the term of the borrowing. The agreed-upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the six months ended June 30, 2021, the Portfolio’s average amount of borrowings was $732,798,966 and the weighted average interest rate was 0.078%. For the six months ended June 30, 2021, the Portfolio had an outstanding secured borrowing transaction balance for 181 days.

At June 30, 2021, the amount of the Portfolio’s outstanding borrowings was $2,031,641,464. Cash in the amount of $5,236,000 has been received as collateral under the terms of the Master Securities Forward Transaction Agreement (“MSFTA”) as of June 30, 2021. The MSFTA is a master netting agreement which provides both parties with the rights to set-off in the event of default by either party. The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s secured borrowings by counterparty net of amounts available for offset under the MSFTA and net of the related collateral pledged or received by the Portfolio as of June 30, 2021:

Counterparty	Payable for Secured Borrowings	Financial Instruments Available for Offset (a)	Collateral (Received) (b)	Net Amount (c)
Barclays Capital Inc.	$(685,224,883)	$691,119,135	$(5,236,000)	$658,252
BNP Paribas S.A.	(1,341,786,003)	1,341,388,098	—	(397,905)
UBS Securities LLC	(4,630,578)	4,804,969	—	174,391

	$(2,031,641,464)	$2,037,312,202	$(5,236,000)	$434,738

(a)	Represents market value of borrowings as of June 30, 2021.
(b)	Under the terms of the MSFTA agreement, the Portfolio and the counterparties are not permitted to sell, repledge, or use the collateral associated with the transaction.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

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Notes to Financial Statements—June 30, 2021—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2021
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Secured Borrowing Transactions
U.S. Treasury	$—	$2,031,641,464	$—	$—	$2,031,641,464
Total Borrowings	$—	$2,031,641,464	$—	$—	$2,031,641,464
Gross amount of recognized liabilities for secured borrowing transactions					$2,031,641,464

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the

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Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

The purpose of interest rate-capped options is to protect the buyer from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated

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Notes to Financial Statements—June 30, 2021—(Continued)

terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of

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buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2021, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Asset Swaps: Asset swaps combine an interest rate swap with a bond and are used to alter the cash flow profile of a bond. Asset swaps can be used to transform the cash flow characteristics of referenced assets, so that the Portfolio can hedge the currency, credit, and interest rate risks to create synthetic investments with more suitable cash flow characteristics. An asset swap involves transactions in which a Portfolio acquires or sells a bond position and then enters into an interest rate swap which transforms the fixed coupon of the bond into a floating coupon.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a) (b)	$3,911,263
	Unrealized appreciation on centrally cleared swap contracts (c) (d)	5,390,511	Unrealized depreciation on centrally cleared swap contracts (c) (d)	$9,222,146
	Unrealized appreciation on futures contracts (c) (e)	1,320,672	Unrealized depreciation on futures contracts (c) (e)	8,439,198
			Written options at value	3,687,638
Credit	Investments at market value (a)	9,800
	Unrealized appreciation on centrally cleared swap contracts (c) (d)	42,924
			Written options at value	69,739
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	8,957,016	Unrealized depreciation on forward foreign currency exchange contracts	2,325,908

Total		$19,632,186		$23,744,629

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Includes exchange traded purchased option with a value of $520 that is not subject to a master netting agreement.
(c)	Financial instrument not subject to a master netting agreement.
(d)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(e)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

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The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2021.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$633,827	$(633,827)	$—	$—
BNP Paribas S.A.	7,749,944	(2,254,114)	(4,820,000)	675,830
Citibank N.A.	813,644	(604,393)	—	209,251
Goldman Sachs Bank USA	1,048,687	(238,382)	(810,305)	—
JPMorgan Chase Bank N.A.	950,235	(625,910)	—	324,325
Morgan Stanley Capital Services LLC	1,050,070	(955,949)	(94,121)	—
Societe Generale Paris	315,630	(314,916)	—	714
UBS AG	315,522	(315,522)	—	—

	$12,877,559	$(5,943,013)	$(5,724,426)	$1,210,120

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2021.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$646,337	$(633,827)	$—	$12,510
BNP Paribas S.A.	2,254,114	(2,254,114)	—	—
Citibank N.A.	604,393	(604,393)	—	—
Credit Suisse International	7,292	—	—	7,292
Deutsche Bank AG	21,481	—	(21,481)	—
Goldman Sachs Bank USA	238,382	(238,382)	—	—
Goldman Sachs & Co.	12,906	—	—	12,906
Goldman Sachs International	628	—	(628)	—
JPMorgan Chase Bank N.A.	625,910	(625,910)	—	—
Morgan Stanley Capital Services LLC	955,949	(955,949)	—	—
Societe Generale Paris	314,916	(314,916)	—	—
UBS AG	400,977	(315,522)	—	85,455

	$6,083,285	$(5,943,013)	$(22,109)	$118,163

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$(30,793)	$237,007	$(387,555)	$(181,341)
Forward foreign currency transactions	—	—	(3,578,802)	(3,578,802)
Futures contracts	19,650,651	—	—	19,650,651
Swap contracts	1,158,200	(1,278,054)	—	(119,854)
Written options	126,534	438,434	—	564,968

	$20,904,592	$(602,613)	$(3,966,357)	$16,335,622

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$1,703,402	$(15,976)	$385,859	$2,073,285
Forward foreign currency transactions	—	—	13,125,146	13,125,146
Futures contracts	(7,270,074)	—	—	(7,270,074)
Swap contracts	(6,371,811)	1,282,880	—	(5,088,931)
Written options	(1,224,281)	88,395	—	(1,135,886)

	$(13,162,764)	$1,355,299	$13,511,005	$1,703,540

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For the six months ended June 30, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$149,003,411
Forward foreign currency transactions	825,420,062
Futures contracts long	442,408,317
Futures contracts short	(1,015,408,875)
Swap contracts	615,655,233
Written options	(689,589,778)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or

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a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

MSFTA govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

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Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$2,369,940,209	$131,416,370	$2,555,468,790	$78,124,280

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2021 were as follows:

Purchases	Sales
$1,942,112,236	$2,154,206,797

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$5,528,203	0.500%	First $1.2 billion
	0.450%	Over $1.2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pacific Investment Management Company LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	Over $	2 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 were $42,648 and are included in the total amount shown as management fee waiver in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $128,827 was waived in the aggregate for the six months ended June 30, 2021 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the

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“Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$3,987,892,616

Gross unrealized appreciation	179,116,873
Gross unrealized depreciation	(161,244,483)

Net unrealized appreciation (depreciation)	$17,872,390

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$62,354,869	$81,515,734	$—	$—	$62,354,869	$81,515,734

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$19,770,539	$—	$47,826,070	$(212,254,254)	$(144,657,645)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

At December 31, 2020, the Portfolio had accumulated long-term capital losses of $212,254,254.

During the year ended December 31, 2020, the Portfolio utilized accumulated long-term capital losses of $112,580,523.

BHFTI-38

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-39

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-40

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A, B, and E shares of the PIMCO Total Return Portfolio returned -1.13%, -1.22%, and -1.21%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index¹, returned -1.60%.

MARKET ENVIRONMENT / CONDITIONS

Continued growth momentum, advancing COVID-19 vaccination campaigns, and the reopening of some developed nations bolstered market optimism over the period, while U.S. inflation hit its highest level in decades. President Biden’s $1.9 trillion stimulus package and the bipartisan announcement of an agreement on a $1.2 trillion infrastructure plan also bolstered the strong growth outlook for the U.S. economy.

Global economic data continued to improve across most regions. Within developed countries, particularly the U.S., U.K., and Canada, consumer sentiment rose further and an uptick in demand helped drive a resurgence in COVID-19 sensitive sectors along with greater hiring needs. Vaccinations continued to advance globally, and case counts generally moved lower, although the spread of a new variant with higher infectiousness underscored a key risk for the economic recovery, particularly in countries where vaccination rates remained low.

Inflation ticked up globally, while U.S. inflation in particular experienced a faster-than-expected acceleration over the quarter, driven mainly by higher prices of used autos and COVID-19 sensitive services. Although the Federal Reserve (the “Fed”) continued to emphasize the transitory nature of inflation, it also surprised markets by releasing an updated Summary of Economic Projections in which the Fed anticipated two rate hikes in 2023, in contrast to the prior projection that indicated no hikes in 2023.

Over the second quarter, developed sovereign yields broadly fell and curves flattened (short and long dated yields moved closer to each other) despite lingering inflation concerns. In the U.S., front-end yields rose in response to the Fed’s more hawkish tone, while the 10-year Treasury yield fell 27 basis points to 1.47%, its lowest level since early March 2021. Meanwhile, global equities rallied, with the S&P 500 Index rising 8.5%, as strong momentum in economic growth data, along with positive earnings outlook, supported risk sentiment. Credit spreads continued to tighten, with investment grade credit spreads reaching their tightest level in 14 years, and commodity prices continued to rally.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

U.S. duration and curve positioning, which was partially facilitated through cash bonds, interest rate swaps, and futures, detracted from performance as U.S rates rose over the period. Outside the U.S., short positions in other developed markets, particularly the U.K., which was partially facilitated using interest rate swaps and swaptions, contributed to performance as global developed rates generally rose over 2021. Selection within emerging market duration, particularly a preference for Brazil and Peru, facilitated using interest rate swaps, detracted from performance. Holdings of non-Agency Mortgage-Backed Securities (“MBS”) and an underweight to Agency MBS in the second quarter contributed to performance as Agency MBS spreads widened over the second quarter. Within corporate credit, a modest overweight to high yield credit added to performance as spreads tightened. Meanwhile, positions in investment grade credit were neutral for performance. Finally, currency strategies, partially implemented using currency forwards, were also neutral for performance.

At period end, the Portfolio was underweight duration overall, though we still favored U.S. duration against rate exposure in other developed regions, including in the U.K. and Japan. While rates may drift higher, potential curve steepening, meaning longer dated yields rising, makes the belly (3- to 7-year maturity portion) of the U.S. curve attractive from a yield and carry perspective. The Portfolio continued to have more diversified credit exposures in sectors beyond investment grade corporates. We remained underweight generic corporate credit, mindful of the less attractive risk/reward dynamics, though continued to have a bias toward shorter-maturity and high-quality names. We continued to actively seek compelling name-and sector-exposure given the dispersion within the credit market. We were neutral Treasury Inflation-Protected Securities (“TIPS”) given the difference in yield between inflation-protected and nominal debt of the same maturity and potential for near-term volatility. At period end, we still saw value in TIPS given the potential for upside surprises in inflation in the medium-term. While we had an underweight to Agency MBS, we found value in selection along the coupon stack as well as instruments. We also continued to prefer senior positions in mortgage credit given the inherent fundamental strength and de-leveraging nature of the asset. At period end, we had low foreign exchange exposure, mainly to a basket of emerging market currencies which was modest in sizing. We remained tactical overall and continued to seek overshoots/undershoots with better risk/reward properties.

BHFTI-1

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

Derivatives were used in the Portfolio to attain certain exposures in a liquid and cost-effective manner. All derivatives performed as expected during the period.

Scott A. Mather

Mark Kiesel

Mohit Mittal

Portfolio Managers

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTI-2

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
PIMCO Total Return Portfolio
Class A	-1.13	1.46	3.91	3.63
Class B	-1.22	1.17	3.64	3.37
Class E	-1.21	1.31	3.74	3.47
Bloomberg Barclays U.S. Aggregate Bond Index	-1.60	-0.33	3.03	3.39

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	38.2
Corporate Bonds & Notes	32.0
Asset-Backed Securities	11.7
Mortgage-Backed Securities	10.9
Foreign Government	4.5
Municipals	1.0
Preferred Stocks	0.8
Floating Rate Loans	0.3

BHFTI-3

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PIMCO Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.46%	$1,000.00	$988.70	$2.27
	Hypothetical*	0.46%	$1,000.00	$1,022.51	$2.31

Class B (a)	Actual	0.71%	$1,000.00	$987.80	$3.50
	Hypothetical*	0.71%	$1,000.00	$1,021.27	$3.56

Class E (a)	Actual	0.61%	$1,000.00	$987.90	$3.01
	Hypothetical*	0.61%	$1,000.00	$1,021.77	$3.06

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

U.S. Treasury & Government Agencies—38.2% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—16.5%
Fannie Mae 10 Yr. Pool
3.000%, 08/01/21	343	$342
3.000%, 11/01/21	1,094	1,148
3.000%, 03/01/22	10,550	11,067
3.000%, 05/01/22	36,609	38,404
3.500%, 02/01/24	149,428	159,402
3.500%, 10/01/24	226,590	241,714
3.500%, 11/01/24	96,541	102,985
3.500%, 02/01/25	387,910	413,858
3.500%, 03/01/29	339,149	361,786
Fannie Mae 15 Yr. Pool
3.000%, 09/01/28	245,342	258,980
3.000%, 06/01/30	7,870,642	8,350,272
3.500%, 04/01/25	40,957	43,719
3.500%, 10/01/26	76,474	81,734
3.500%, 12/01/26	229,208	244,971
3.500%, 04/01/27	168,680	180,143
3.500%, 12/01/28	335,902	359,523
3.500%, 07/01/29	33,502	35,778
3.500%, 12/01/31	126,664	135,923
3.500%, 05/01/32	306,576	330,347
3.500%, 06/01/32	557,308	601,139
3.500%, 05/01/33	299,968	322,888
3.500%, 06/01/33	388,923	416,595
3.500%, 08/01/33	267,834	286,378
3.500%, 09/01/33	815,639	873,946
3.500%, 10/01/33	566,986	607,248
3.500%, 05/01/34	10,795,961	11,553,064
3.500%, 07/01/34	516,527	553,027
3.500%, 09/01/34	1,171,674	1,262,087
3.500%, 02/01/35	69,247	74,006
3.500%, 03/01/35	154,171	164,520
3.500%, 05/01/35	6,467,718	6,899,417
4.000%, 05/01/24	253,862	269,584
4.000%, 06/01/24	249,865	265,285
4.000%, 02/01/25	104,515	111,038
4.000%, 06/01/25	44,211	46,992
4.000%, 08/01/25	21,099	22,419
4.000%, 12/01/25	24,389	25,922
4.000%, 02/01/26	38,504	40,987
4.000%, 03/01/26	7,700	8,199
4.000%, 06/01/26	9,393	9,983
4.000%, 11/01/33	82,489	87,853
4.500%, 05/01/23	3,718	3,895
4.500%, 06/01/23	248	260
4.500%, 04/01/24	6,646	6,963
4.500%, 05/01/24	31,849	33,402
4.500%, 08/01/24	5,023	5,265
4.500%, 10/01/24	56,362	59,298
4.500%, 11/01/24	13,004	13,686
4.500%, 02/01/25	86,404	91,053
4.500%, 03/01/25	66,916	70,581
4.500%, 04/01/25	45,919	48,188
4.500%, 05/01/25	134,372	141,636
4.500%, 06/01/25	10,306	10,840
4.500%, 07/01/25	675,402	717,252

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 15 Yr. Pool
4.500%, 08/01/25	11,718	12,367
4.500%, 09/01/25	36,188	38,117
4.500%, 11/01/25	37,597	39,927
4.500%, 04/01/26	2,016	2,126
4.500%, 01/01/27	6,807	7,131
5.500%, 03/01/22	5,453	5,491
5.500%, 04/01/22	4,316	4,340
5.500%, 07/01/22	10,448	10,591
5.500%, 10/01/22	19,003	19,272
5.500%, 11/01/22	5,361	5,422
5.500%, 12/01/22	6,659	6,737
5.500%, 02/01/23	15,094	15,437
5.500%, 03/01/23	1,327	1,359
5.500%, 07/01/23	1,580	1,622
5.500%, 08/01/23	5,857	6,039
5.500%, 10/01/23	6,725	6,851
5.500%, 12/01/23	1,372	1,394
5.500%, 01/01/24	1,260	1,304
5.500%, 03/01/24	5,572	5,735
5.500%, 09/01/24	4,174	4,209
5.500%, 01/01/25	95,619	99,049
5.500%, 05/01/25	3,511	3,600
Fannie Mae 20 Yr. Pool
3.500%, 04/01/40	597,212	631,440
3.500%, 05/01/40	7,336,923	7,757,936
4.000%, 04/01/29	20,796	22,249
4.000%, 05/01/29	65,813	70,066
4.000%, 03/01/30	37,217	39,860
4.000%, 05/01/30	58,405	62,567
4.000%, 08/01/30	50,881	54,557
4.000%, 09/01/30	41,287	44,262
4.000%, 10/01/30	1,506	1,615
4.000%, 11/01/30	179,792	193,201
4.000%, 12/01/30	24,216	26,025
4.000%, 06/01/31	4,102	4,408
4.000%, 09/01/31	85,541	91,835
4.000%, 11/01/31	3,544	3,774
4.500%, 01/01/25	2,082	2,236
4.500%, 04/01/31	16,331	17,812
5.500%, 06/01/27	4,178	4,649
5.500%, 12/01/27	35,198	39,181
5.500%, 03/01/28	17,248	19,237
5.500%, 04/01/28	37,088	41,262
5.500%, 05/01/28	21,542	24,027
5.500%, 10/01/28	7,992	8,914
5.500%, 12/01/28	3,166	3,530
5.500%, 01/01/29	36,771	40,983
5.500%, 07/01/29	38,407	42,747
5.500%, 10/01/29	105,622	117,779
5.500%, 04/01/30	57,244	63,747
6.000%, 06/01/26	3,080	3,450
6.000%, 07/01/26	25,704	28,789
6.000%, 08/01/26	4,801	5,378
6.000%, 12/01/26	4,374	4,899
6.000%, 10/01/28	16,096	18,039

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.000%, 08/01/49	3,754,296	$3,990,719
4.000%, 05/01/34	68,604	73,812
4.000%, 05/01/35	35,357	38,368
4.000%, 01/01/41	33,794	37,331
4.000%, 12/01/43	284,890	313,161
4.500%, 04/01/39	20,567	22,904
4.500%, 05/01/39	33,579	37,328
4.500%, 12/01/39	5,548	6,159
4.500%, 05/01/40	13,103	14,461
4.500%, 09/01/40	16,642	18,565
4.500%, 12/01/40	34,645	38,251
4.500%, 02/01/41	90,230	97,952
4.500%, 07/01/41	6,434	6,973
4.500%, 09/01/41	163,862	176,329
4.500%, 03/01/42	28,616	31,761
4.500%, 07/01/42	99,176	106,687
5.000%, 03/01/32	996	1,090
5.000%, 04/01/33	47,292	51,757
5.000%, 07/01/33	57,394	65,122
5.000%, 08/01/33	1,087	1,227
5.000%, 09/01/33	1,029	1,174
5.000%, 10/01/33	10,668	12,175
5.000%, 11/01/33	210	233
5.000%, 01/01/34	47,254	51,780
5.000%, 04/01/34	67,043	76,058
5.000%, 06/01/34	1,585	1,745
5.000%, 12/01/34	14,238	15,614
5.000%, 01/01/35	24,591	27,001
5.000%, 04/01/35	24	28
5.000%, 07/01/35	23,273	25,510
5.000%, 01/01/38	78,092	89,336
5.000%, 04/01/39	12,366	14,159
5.000%, 10/01/39	2,985	3,351
5.000%, 11/01/39	10,871	12,169
5.000%, 06/01/40	10,781	11,821
5.000%, 11/01/42	40,198	44,033
5.500%, 12/01/28	7,087	7,889
5.500%, 06/01/33	30,415	35,064
5.500%, 07/01/33	5,301	6,114
5.500%, 09/01/33	116,065	132,155
5.500%, 11/01/33	104,085	116,028
5.500%, 12/01/33	740	846
5.500%, 04/01/34	1,258	1,450
5.500%, 07/01/34	7,753	8,648
5.500%, 08/01/34	166,580	192,086
5.500%, 09/01/34	2,215	2,563
5.500%, 11/01/34	166,265	192,467
5.500%, 12/01/34	402,162	465,734
5.500%, 01/01/35	143,415	166,130
5.500%, 02/01/35	190,938	221,018
5.500%, 03/01/35	315,035	364,204
5.500%, 04/01/35	46,245	51,599
5.500%, 05/01/35	70,398	81,556
5.500%, 06/01/35	110,881	128,439
5.500%, 08/01/35	102,916	119,111

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.500%, 09/01/35	1,154,475	1,335,731
5.500%, 10/01/35	104,420	120,175
5.500%, 12/01/35	517,641	597,218
5.500%, 01/01/36	111,861	129,480
5.500%, 03/01/36	123,572	143,163
5.500%, 05/01/36	1,012	1,173
5.500%, 07/01/36	521,392	604,030
5.500%, 09/01/36	63,104	73,077
5.500%, 11/01/36	38,651	44,721
5.500%, 12/01/36	1,311	1,460
5.500%, 02/01/37	885	1,026
5.500%, 05/01/37	11,837	13,706
5.500%, 08/01/37	442,555	512,732
5.500%, 01/01/38	3,559	4,139
5.500%, 02/01/38	99,152	113,691
5.500%, 03/01/38	554,479	645,000
5.500%, 05/01/38	968,993	1,127,513
5.500%, 06/01/38	37,572	43,681
5.500%, 09/01/38	20,061	22,377
5.500%, 10/01/38	379,474	439,656
5.500%, 11/01/38	87,104	101,356
5.500%, 01/01/39	25,877	30,111
5.500%, 07/01/39	6,010	6,700
5.500%, 11/01/39	1,110,074	1,305,774
5.500%, 02/01/40	170,256	195,867
5.500%, 06/01/40	54,357	60,563
5.500%, 09/01/40	159,177	184,947
5.500%, 07/01/41	1,856,613	2,157,217
5.500%, 02/01/49	224,522	250,307
6.000%, 12/01/28	9,882	11,072
6.000%, 01/01/29	7,776	8,771
6.000%, 02/01/29	56	63
6.000%, 04/01/29	1,316	1,501
6.000%, 06/01/29	1,917	2,186
6.000%, 11/01/32	37,768	42,480
6.000%, 12/01/32	88,943	101,161
6.000%, 03/01/33	8,400	9,945
6.000%, 05/01/33	8,482	10,049
6.000%, 07/01/33	9,042	10,698
6.000%, 01/01/34	517	597
6.000%, 09/01/34	4,817	5,399
6.000%, 11/01/34	5,342	6,080
6.000%, 04/01/35	389,071	455,103
6.000%, 05/01/35	10,797	12,741
6.000%, 06/01/35	1,171	1,341
6.000%, 07/01/35	16,583	18,787
6.000%, 09/01/35	3,507	4,155
6.000%, 11/01/35	256,038	287,963
6.000%, 12/01/35	10,527	12,058
6.000%, 04/01/36	1,840	2,110
6.000%, 05/01/36	39,881	46,745
6.000%, 06/01/36	1,293	1,452
6.000%, 07/01/36	7,131	8,055
6.000%, 08/01/36	852,878	1,012,031
6.000%, 09/01/36	93,502	109,484

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.000%, 10/01/36	46,292	$52,250
6.000%, 11/01/36	15,695	18,200
6.000%, 12/01/36	7,902	8,858
6.000%, 01/01/37	70,890	81,097
6.000%, 02/01/37	214,989	255,125
6.000%, 04/01/37	40,459	46,633
6.000%, 05/01/37	20,285	22,771
6.000%, 07/01/37	13,022	15,429
6.000%, 08/01/37	27,673	31,821
6.000%, 11/01/37	23,161	27,092
6.000%, 02/01/38	266,876	315,801
6.000%, 03/01/38	5,031	5,970
6.000%, 08/01/38	7,803	8,901
6.000%, 09/01/38	353,170	417,116
6.000%, 10/01/38	33,418	39,523
6.000%, 11/01/38	7,616	8,541
6.000%, 01/01/39	38,309	45,462
6.000%, 04/01/39	243,955	288,272
6.000%, 07/01/39	44,802	53,164
6.000%, 08/01/39	207,296	240,654
6.000%, 05/01/49	1,967,710	2,226,583
8.000%, 10/01/25	401	434
Fannie Mae ARM Pool
1.328%, 12M MTA + 1.200%, 08/01/41 (a)	72,942	73,727
1.328%, 12M MTA + 1.200%, 07/01/42 (a)	157,551	161,475
1.328%, 12M MTA + 1.200%, 08/01/42 (a)	150,028	153,903
1.328%, 12M MTA + 1.200%, 10/01/44 (a)	170,249	174,644
1.377%, 12M MTA + 1.250%, 09/01/41 (a)	416,085	425,514
1.623%, 6M LIBOR + 1.373%, 09/01/35 (a)	566,571	571,913
1.663%, 6M LIBOR + 1.412%, 06/01/33 (a)	12,127	12,507
1.665%, 12M LIBOR + 1.290%, 12/01/34 (a)	450,574	468,793
1.720%, 12M LIBOR + 1.345%, 12/01/34 (a)	268,501	279,900
1.756%, 12M LIBOR + 1.381%, 03/01/35 (a)	14,426	15,068
1.763%, 6M LIBOR + 1.513%, 01/01/35 (a)	56,577	58,703
1.788%, 6M LIBOR + 1.538%, 01/01/36 (a)	5,656	5,660
1.845%, 12M LIBOR + 1.346%, 11/01/34 (a)	2,754	2,779
1.855%, 6M LIBOR + 1.605%, 08/01/36 (a)	15,852	15,962
1.898%, 12M LIBOR + 1.518%, 01/01/35 (a)	24,540	25,760
1.898%, 12M MTA + 1.769%, 11/01/35 (a)	90,179	94,750
1.910%, 12M LIBOR + 1.660%, 05/01/34 (a)	242,796	244,567
1.910%, 12M LIBOR + 1.557%, 01/01/35 (a)	16,419	17,255
1.928%, 12M LIBOR + 1.611%, 05/01/35 (a)	20,064	21,128
1.951%, 12M LIBOR + 1.618%, 03/01/33 (a)	1,547	1,555
1.969%, 12M LIBOR + 1.594%, 01/01/35 (a)	21,103	22,206
2.007%, 12M LIBOR + 1.632%, 02/01/35 (a)	13,666	14,398
2.011%, 12M LIBOR + 1.632%, 01/01/35 (a)	6,191	6,319
2.025%, 1Y H15 + 1.900%, 02/01/31 (a)	106,623	106,580
2.085%, 12M LIBOR + 1.684%, 12/01/34 (a)	17,356	18,294
2.094%, 12M LIBOR + 1.576%, 10/01/34 (a)	5,326	5,350
2.139%, 12M LIBOR + 1.694%, 09/01/32 (a)	54,714	54,769
2.176%, 12M LIBOR + 1.670%, 11/01/34 (a)	29,863	31,477
2.185%, 12M LIBOR + 1.810%, 04/01/35 (a)	35,840	37,957
2.239%, 1Y H15 + 2.095%, 10/01/35 (a)	49,363	49,872
2.243%, 1Y H15 + 2.067%, 10/01/28 (a)	54,324	54,336
2.310%, 12M LIBOR + 1.810%, 09/01/34 (a)	302,862	320,188

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae ARM Pool
2.322%, 1Y H15 + 2.196%, 02/01/35 (a)	25,901	27,645
2.349%, 1Y H15 + 2.169%, 11/01/35 (a)	125,001	133,190
2.374%, 1Y H15 + 2.215%, 09/01/31 (a)	21,737	21,796
2.385%, 12M LIBOR + 1.885%, 11/01/32 (a)	21,249	21,458
2.407%, 1Y H15 + 2.196%, 07/01/33 (a)	7,879	8,217
2.438%, 1Y H15 + 2.313%, 05/01/35 (a)	122,609	130,847
2.481%, 1Y H15 + 2.305%, 04/01/34 (a)	2,515	2,672
2.529%, 1Y H15 + 2.154%, 07/01/32 (a)	14,765	14,716
2.581%, 1Y H15 + 2.360%, 11/01/34 (a)	682,000	725,918
2.596%, 12M LIBOR + 1.750%, 08/01/35 (a)	168,629	178,271
2.598%, 1Y H15 + 2.223%, 08/01/35 (a)	91,309	96,076
4.051%, COFI + 1.926%, 12/01/36 (a)	45,250	48,248
4.931%, COFI + 1.731%, 09/01/34 (a)	6,669	7,055
Fannie Mae Pool 2.310%, 08/01/22	7,897,653	7,996,071
Fannie Mae REMICS (CMO)
0.483%, 1M LIBOR + 0.400%, 09/18/31 (a)	88,506	88,798
0.992%, 1M LIBOR + 0.900%, 04/25/32 (a)	29,614	29,975
2.096%, 05/25/35 (a)	337,052	345,152
Fannie Mae-Aces 2.358%, 01/25/31 (a) (b)	21,200,000	2,988,030
Freddie Mac 10 Yr. Pool
3.500%, 10/01/23	9,350	9,974
Freddie Mac 15 Yr. Pool
3.500%, 12/01/26	67,118	71,725
3.500%, 05/01/32	147,907	159,410
3.500%, 07/01/33	374,545	400,954
3.500%, 08/01/33	11,895	12,733
3.500%, 09/01/33	519,915	556,352
3.500%, 11/01/33	1,080,746	1,156,360
3.500%, 01/01/34	114,517	122,627
3.500%, 02/01/34	202,889	217,318
3.500%, 04/01/34	1,739,057	1,862,533
3.500%, 05/01/34	801,191	858,084
3.500%, 10/01/34	167,284	179,374
3.500%, 11/01/34	71,724	76,699
3.500%, 03/01/35	262,236	280,583
4.000%, 11/01/33	1,288,261	1,369,032
Freddie Mac 20 Yr. Gold Pool
4.000%, 06/01/30	42,248	45,274
4.000%, 09/01/30	183,680	197,455
4.000%, 10/01/30	10,456	11,215
5.500%, 12/01/22	70	78
5.500%, 03/01/23	19,534	21,738
5.500%, 06/01/26	646	719
5.500%, 08/01/26	426	474
5.500%, 06/01/27	15,008	16,711
5.500%, 12/01/27	21,891	24,414
5.500%, 01/01/28	15,652	17,461
5.500%, 02/01/28	3,587	4,001
5.500%, 05/01/28	35,828	39,973
5.500%, 06/01/28	60,026	66,918
6.000%, 01/01/22	4,750	5,319
6.000%, 10/01/22	52,237	58,498
6.000%, 04/01/23	3,557	3,983

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 20 Yr. Pool 6.000%, 09/01/29	1,732,342	$1,939,355
Freddie Mac 30 Yr. Gold Pool
4.000%, 12/01/40	158,191	173,806
4.500%, 04/01/34	9,793	10,784
4.500%, 06/01/35	33,595	36,997
4.500%, 04/01/41	88,617	98,828
4.500%, 10/01/41	60,245	66,130
5.500%, 01/01/33	685	791
5.500%, 05/01/33	724	827
5.500%, 08/01/33	1,205	1,391
5.500%, 10/01/33	2,151	2,446
5.500%, 01/01/34	992	1,148
5.500%, 09/01/34	15,570	17,745
5.500%, 01/01/35	17,051	19,762
5.500%, 07/01/35	978	1,129
5.500%, 10/01/35	9,378	10,453
5.500%, 11/01/35	37,333	42,064
5.500%, 12/01/35	24,938	28,904
5.500%, 01/01/36	17,099	19,818
5.500%, 02/01/36	14,552	16,220
5.500%, 04/01/36	9,182	10,468
5.500%, 06/01/36	785,151	910,012
5.500%, 07/01/36	17,451	20,227
5.500%, 08/01/36	33,070	36,999
5.500%, 10/01/36	8,169	9,299
5.500%, 12/01/36	119,396	138,546
5.500%, 02/01/37	9,305	10,676
5.500%, 03/01/37	8,598	9,937
5.500%, 04/01/37	28,421	31,922
5.500%, 06/01/37	48,125	55,332
5.500%, 07/01/37	103,947	120,772
5.500%, 08/01/37	38,410	44,684
5.500%, 09/01/37	6,830	7,945
5.500%, 10/01/37	5,207	6,059
5.500%, 11/01/37	122,245	142,207
5.500%, 12/01/37	6,240	7,159
5.500%, 01/01/38	40,376	46,991
5.500%, 02/01/38	99,855	116,201
5.500%, 03/01/38	43,186	49,859
5.500%, 04/01/38	101,657	118,314
5.500%, 05/01/38	43,262	50,340
5.500%, 06/01/38	157,276	183,090
5.500%, 07/01/38	199,701	232,130
5.500%, 08/01/38	533,767	620,935
5.500%, 09/01/38	139,677	162,438
5.500%, 10/01/38	4,226,918	4,913,196
5.500%, 11/01/38	1,623,279	1,888,580
5.500%, 12/01/38	5,414	6,036
5.500%, 01/01/39	359,438	418,307
5.500%, 02/01/39	63,349	71,889
5.500%, 03/01/39	38,231	44,492
5.500%, 06/01/39	1,276,601	1,483,956
5.500%, 09/01/39	28,982	33,596
5.500%, 02/01/40	41,885	48,712
5.500%, 03/01/40	7,078	8,227

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
5.500%, 05/01/40	1,309	1,521
5.500%, 08/01/40	42,699	49,635
Freddie Mac ARM Non-Gold Pool
1.974%, 12M LIBOR + 1.345%, 09/01/35 (a)	73,863	77,121
1.996%, 12M LIBOR + 1.621%, 02/01/35 (a)	8,287	8,555
2.000%, 12M LIBOR + 1.625%, 02/01/35 (a)	19,484	20,323
2.052%, 12M LIBOR + 1.677%, 01/01/35 (a)	8,371	8,658
2.053%, 12M LIBOR + 1.678%, 02/01/35 (a)	9,799	10,147
2.233%, 1Y H15 + 2.108%, 02/01/35 (a)	20,662	22,103
2.253%, 1Y H15 + 2.107%, 10/01/34 (a)	20,092	21,474
2.276%, 12M LIBOR + 1.901%, 02/01/35 (a)	22,297	23,667
2.303%, 12M LIBOR + 1.900%, 11/01/34 (a)	8,133	8,535
2.326%, 1Y H15 + 2.201%, 09/01/35 (a)	111,082	116,438
2.375%, 1Y H15 + 2.250%, 11/01/34 (a)	30,042	32,008
2.375%, 1Y H15 + 2.250%, 02/01/35 (a)	23,935	25,519
2.381%, 1Y H15 + 2.250%, 01/01/35 (a)	59,526	63,413
2.389%, 12M LIBOR + 1.889%, 11/01/34 (a)	12,891	13,669
2.400%, 12M LIBOR + 1.900%, 11/01/34 (a)	3,341	3,357
2.404%, 1Y H15 + 2.250%, 11/01/31 (a)	6,720	6,772
2.419%, 1Y H15 + 2.250%, 08/01/35 (a)	108,254	115,124
2.423%, 1Y H15 + 2.250%, 06/01/35 (a)	303,895	323,106
2.586%, 12M LIBOR + 1.961%, 08/01/32 (a)	37,361	37,497
2.657%, 1Y H15 + 2.472%, 01/01/29 (a)	122,213	122,500
Freddie Mac Multifamily Structured Pass-Through Certificates 1.336%, 08/25/22 (a) (b)	38,518,419	445,315
Freddie Mac REMICS (CMO)
0.323%, 1M LIBOR + 0.250%, 07/15/34 (a)	17,371	17,350
1.875%, PRIME - 1.375%, 11/15/23 (a)	50,688	51,142
3.500%, 01/15/42	14,536,399	15,213,625
6.500%, 01/15/24	3,585	3,799
Freddie Mac Structured Pass-Through Certificates (CMO)
1.316%, 12M MTA + 1.200%, 10/25/44 (a)	455,108	467,382
1.328%, 12M MTA + 1.200%, 02/25/45 (a)	40,231	40,556
1.516%, 12M MTA + 1.400%, 07/25/44 (a)	2,227,287	2,298,198
Ginnie Mae I 30 Yr. Pool
3.000%, 11/15/49	3,778,153	3,930,840
4.000%, TBA (c)	11,000,000	11,783,750
5.000%, 10/15/33	4,805	5,421
5.000%, 12/15/33	14,287	16,338
5.000%, 05/15/34	3,742	4,328
5.000%, 07/15/34	607	685
5.000%, 11/15/35	1,546	1,744
5.000%, 03/15/36	1,131	1,298
5.000%, 10/15/38	312,095	361,073
5.000%, 02/15/39	46,145	53,333
5.000%, 03/15/39	80,115	92,762
5.000%, 04/15/39	479,864	555,208
5.000%, 05/15/39	1,444,977	1,669,909
5.000%, 06/15/39	472,522	546,537
5.000%, 09/15/39	160,774	186,069
5.000%, 05/15/40	14,904	17,199
5.000%, 09/15/40	159,200	183,809
5.000%, 12/15/40	12,072	13,931
5.000%, 07/15/41	3,723	4,194
5.000%, 09/15/47	62,576	70,565

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
5.000%, TBA (c)	15,000,000	$16,912,500
7.000%, 10/15/23	415	419
7.500%, 01/15/26	985	1,006
Ginnie Mae II 30 Yr. Pool
4.500%, 12/20/49	27,394	29,197
5.000%, 06/20/49	153,466	165,500
5.000%, 07/20/49	310,380	335,161
Ginnie Mae II ARM Pool
2.000%, 1Y H15 + 1.500%, 02/20/22 (a)	442	443
2.000%, 1Y H15 + 1.500%, 01/20/23 (a)	2,101	2,133
2.000%, 1Y H15 + 1.500%, 02/20/26 (a)	3,321	3,376
2.000%, 1Y H15 + 1.500%, 01/20/27 (a)	1,674	1,689
2.000%, 1Y H15 + 1.500%, 02/20/28 (a)	4,575	4,621
2.000%, 1Y H15 + 1.500%, 03/20/28 (a)	5,751	5,827
2.000%, 1Y H15 + 1.500%, 01/20/30 (a)	13,113	13,581
2.000%, 1Y H15 + 1.500%, 03/20/32 (a)	211	219
2.000%, 1Y H15 + 1.500%, 03/20/33 (a)	1,824	1,898
2.125%, 1Y H15 + 1.500%, 11/20/27 (a)	6,138	6,237
2.125%, 1Y H15 + 1.500%, 10/20/28 (a)	357	360
2.125%, 1Y H15 + 1.500%, 10/20/29 (a)	2,750	2,850
2.125%, 1Y H15 + 1.500%, 11/20/30 (a)	12,710	12,845
2.250%, 1Y H15 + 1.500%, 08/20/27 (a)	13,982	14,169
2.250%, 1Y H15 + 1.500%, 09/20/27 (a)	41,988	42,429
2.250%, 1Y H15 + 1.500%, 07/20/29 (a)	3,962	4,102
2.250%, 1Y H15 + 1.500%, 08/20/29 (a)	3,985	4,126
2.250%, 1Y H15 + 1.500%, 09/20/29 (a)	4,355	4,376
2.250%, 1Y H15 + 1.500%, 08/20/31 (a)	1,048	1,089
2.250%, 1Y H15 + 1.500%, 07/20/32 (a)	3,306	3,331
2.250%, 1Y H15 + 1.500%, 09/20/33 (a)	21,203	22,082
2.500%, 1Y H15 + 1.500%, 11/20/26 (a)	7,799	7,884
2.500%, 1Y H15 + 1.500%, 10/20/30 (a)	2,118	2,139
2.625%, 1Y H15 + 2.000%, 10/20/31 (a)	4,318	4,349
2.875%, 1Y H15 + 1.500%, 04/20/22 (a)	33	33
2.875%, 1Y H15 + 1.500%, 05/20/26 (a)	5,075	5,145
2.875%, 1Y H15 + 1.500%, 06/20/27 (a)	1,989	2,019
2.875%, 1Y H15 + 1.500%, 05/20/28 (a)	2,416	2,474
2.875%, 1Y H15 + 1.500%, 05/20/29 (a)	3,341	3,456
2.875%, 1Y H15 + 1.500%, 04/20/30 (a)	5,552	5,766
2.875%, 1Y H15 + 1.500%, 05/20/30 (a)	12,827	13,448
2.875%, 1Y H15 + 1.500%, 06/20/30 (a)	4,279	4,447
2.875%, 1Y H15 + 1.500%, 04/20/31 (a)	3,403	3,480
2.875%, 1Y H15 + 1.500%, 04/20/32 (a)	3,271	3,335
2.875%, 1Y H15 + 1.500%, 05/20/32 (a)	5,923	6,003
Government National Mortgage Association (CMO)
0.447%, 1M LIBOR + 0.340%, 12/20/62 (a)	157,724	157,909
0.707%, 1M LIBOR + 0.600%, 08/20/65 (a)	2,749,737	2,776,929
0.707%, 1M LIBOR + 0.600%, 10/20/65 (a)	5,565,965	5,606,408
0.757%, 1M LIBOR + 0.650%, 06/20/66 (a)	4,028,813	4,056,516
0.957%, 1M LIBOR + 0.850%, 09/20/66 (a)	7,002,737	7,138,005
1.107%, 1M LIBOR + 1.000%, 12/20/65 (a)	18,526,730	18,956,018
1.107%, 1M LIBOR + 1.000%, 01/20/67 (a)	8,471,336	8,680,393
1.249%, 12M LIBOR + 0.800%, 09/20/67 (a)	7,714,978	7,855,441
2.868%, 09/20/66 (a)	9,754,487	10,322,587
Uniform Mortgage-Backed Securities 15 Yr. Pool
2.000%, TBA (c)	97,000,000	99,906,355

Agency Sponsored Mortgage - Backed—(Continued)
Uniform Mortgage-Backed Securities 15 Yr. Pool
4.500%, TBA (c)	100,000	104,809
Uniform Mortgage-Backed Securities 30 Yr. Pool
2.000%, TBA (c)	451,130,000	453,799,368
2.500%, TBA (c)	32,000,000	33,097,500
3.500%, TBA (c)	66,312,000	69,806,730

		889,192,704

U.S. Treasury—21.7%
U.S. Treasury Bonds
1.375%, 11/15/40	62,400,000	56,052,750
1.375%, 08/15/50	96,600,000	81,434,554
1.625%, 11/15/50	43,500,000	39,068,437
1.875%, 02/15/41	16,900,000	16,543,516
2.000%, 02/15/50	9,600,000	9,431,250
2.750%, 08/15/42	39,000,000	43,946,602
2.750%, 11/15/42	19,800,000	22,295,883
2.875%, 05/15/43	83,700,000	96,261,539
2.875%, 08/15/45	17,200,000	19,883,469
3.125%, 02/15/42	15,800,000	18,847,055
3.125%, 08/15/44	116,300,000	139,573,629
3.375%, 05/15/44	18,000,000	22,444,453
4.250%, 05/15/39	9,600,000	13,137,375
4.375%, 11/15/39	57,100,000	79,433,683
4.500%, 08/15/39	15,100,000	21,289,820
4.625%, 02/15/40	12,800,000	18,374,000
U.S. Treasury Notes
0.875%, 11/15/30	66,900,000	63,617,719
1.750%, 09/30/22 (d) (e)	20,400,000	20,810,391
1.750%, 06/30/24	38,200,000	39,671,297
1.875%, 07/31/22	102,600,000	104,555,812
1.875%, 08/31/22 (d)	31,200,000	31,831,313
2.000%, 10/31/22 (d) (e)	3,300,000	3,381,340
2.125%, 07/31/24 (d)	24,800,000	26,047,750
2.125%, 09/30/24 (d)	7,900,000	8,309,195
2.250%, 11/15/24	110,600,000	116,916,297
2.250%, 08/15/27	24,360,000	26,051,878
2.625%, 02/15/29	29,260,000	32,085,419

		1,171,296,426

Total U.S. Treasury & Government Agencies (Cost $2,016,977,203)		2,060,489,130

Corporate Bonds & Notes—32.0%

Aerospace/Defense—0.6%
Boeing Co. (The)
1.433%, 02/04/24	13,400,000	13,435,462
2.750%, 02/01/26	15,400,000	16,086,161
Spirit AeroSystems, Inc.
3.950%, 06/15/23	4,100,000	4,122,550
4.600%, 06/15/28	1,600,000	1,568,000

		35,212,173

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Agriculture—0.4%
Imperial Brands Finance plc
3.125%, 07/26/24 (144A)	6,300,000	$6,631,567
3.875%, 07/26/29 (144A)	12,800,000	13,866,456

		20,498,023

Airlines—0.4%
American Airlines Pass-Through Trust 3.700%, 10/01/26	2,538,713	2,580,104
British Airways Pass-Through Trust 4.125%, 09/20/31 † (144A)	1,585,935	1,612,484
United Airlines Pass-Through Trust
2.875%, 10/07/28	4,074,916	4,159,302
3.450%, 07/07/28	2,364,433	2,403,754
5.875%, 10/15/27	12,181,120	13,515,950

		24,271,594

Auto Manufacturers—3.0%
Daimler Finance North America LLC
2.550%, 08/15/22 (144A)	16,100,000	16,477,190
3.400%, 02/22/22 (144A)	10,000,000	10,200,108
3.750%, 11/05/21 (144A)	3,400,000	3,439,186
Ford Motor Credit Co. LLC
1.256%, 3M LIBOR + 1.080%, 08/03/22 (a)	2,700,000	2,690,106
1.391%, 3M LIBOR + 1.235%, 02/15/23 (a)	13,000,000	12,951,250
3.340%, 3M LIBOR + 3.140%, 01/07/22 (a)	13,300,000	13,429,010
4.250%, 09/20/22	5,490,000	5,668,809
General Motors Financial Co., Inc.
1.457%, 3M LIBOR + 1.310%, 06/30/22 (a)	1,100,000	1,110,773
3.550%, 07/08/22	8,400,000	8,669,928
Hyundai Capital America 0.800%, 04/03/23 (144A)	13,000,000	12,997,617
Nissan Motor Acceptance Corp.
2.650%, 07/13/22 (144A)	2,219,000	2,255,208
2.800%, 01/13/22 (144A)	4,400,000	4,449,319
Nissan Motor Co., Ltd.
3.522%, 09/17/25 (144A)	8,100,000	8,649,385
4.345%, 09/17/27 (144A)	3,600,000	3,957,248
4.810%, 09/17/30 (144A)	14,700,000	16,596,891
Volkswagen Bank GmbH
1.875%, 01/31/24 (EUR)	4,600,000	5,718,189
2.500%, 07/31/26 (EUR)	3,000,000	3,954,382
Volkswagen Group of America Finance LLC
2.850%, 09/26/24 (144A)	13,300,000	14,044,269
4.625%, 11/13/25 (144A)	10,900,000	12,416,249

		159,675,117

Banks—7.8%
Banco Espirito Santo S.A.
2.625%, 05/08/17 (EUR) (f)	1,700,000	282,209
4.750%, 01/15/18 (EUR) (f)	3,100,000	514,616
Bank of America Corp.
0.981%, SOFR + 0.910%, 09/25/25 (a)	4,800,000	4,796,304
4.125%, 01/22/24	2,130,000	2,319,108
Barclays Bank plc 7.625%, 11/21/22	366,000	399,169

Banks—(Continued)
Barclays plc
1.536%, 3M LIBOR + 1.380%, 05/16/24 (a)	100,000	101,847
2.375%, 1Y GBP Swap + 1.320%, 10/06/23 (GBP) (a)	2,600,000	3,674,888
3.125%, 01/17/24 (GBP)	4,400,000	6,416,466
4.338%, 3M LIBOR + 1.356%, 05/16/24 (a)	700,000	746,330
4.610%, 3M LIBOR + 1.400%, 02/15/23 (a)	18,200,000	18,665,964
4.972%, 3M LIBOR + 1.902%, 05/16/29 (a)	2,000,000	2,341,953
BNP Paribas S.A. 4.625%, 5Y H15 + 3.340%, 02/25/31 (144A) (a)	12,500,000	13,012,750
BPCE S.A. 4.000%, 09/12/23 (144A)	17,000,000	18,222,404
CIT Group, Inc. 5.250%, 03/07/25	11,000,000	12,375,000
Citigroup, Inc. 0.871%, 3M LIBOR + 0.690%, 10/27/22 (a)	10,600,000	10,674,324
Cooperative Rabobank UA 3.875%, 09/26/23 (144A)	1,200,000	1,289,357
Credit Agricole S.A. 1.247%, SOFR + 0.892%, 01/26/27 (144A) (a)	4,000,000	3,938,134
Credit Suisse Group AG
1.359%, 3M LIBOR + 1.240%, 06/12/24 (144A) (a)	10,400,000	10,560,599
4.207%, 3M LIBOR + 1.240%, 06/12/24 (144A) (a)	15,700,000	16,721,404
7.250%, 5Y USD ICE Swap + 4.332%, 09/12/25 (144A) (a)	5,500,000	6,217,750
Deutsche Bank AG
3.300%, 11/16/22	9,500,000	9,841,715
3.547%, SOFR + 3.043%, 09/18/31 (a)	13,000,000	13,838,077
4.250%, 10/14/21	7,700,000	7,783,494
Goldman Sachs Group, Inc. (The)
1.934%, 3M LIBOR + 1.750%, 10/28/27 (a)	7,500,000	7,945,350
3.750%, 05/22/25	5,375,000	5,879,957
ING Groep NV 4.625%, 01/06/26 (144A)	7,900,000	9,015,260
JPMorgan Chase & Co. 1.578%, SOFR + 0.885%, 04/22/27 (a)	13,300,000	13,368,908
Lloyds Bank plc 7.500%, 04/02/32 (h)	13,000,000	10,161,052
Lloyds Banking Group plc 7.625%, 5Y GBP Swap + 5.010%, 06/27/23 (GBP) (a)	11,400,000	17,248,652
Mizuho Financial Group, Inc.
1.979%, SOFR + 1.532%, 09/08/31 (a)	12,800,000	12,521,149
2.201%, SOFR + 1.772%, 07/10/31 (a)	12,400,000	12,378,074
2.226%, 3M LIBOR + 0.830%, 05/25/26 (a)	5,900,000	6,104,254
Morgan Stanley 3.737%, 3M LIBOR + 0.847%, 04/24/24 (a)	9,400,000	9,941,494
Natwest Group plc
2.000%, 3M EURIBOR + 2.039%, 03/08/23 (EUR) (a)	3,300,000	3,970,441
2.500%, 03/22/23 (EUR)	11,943,000	14,795,279
Santander Holdings U.S.A., Inc. 3.450%, 06/02/25	4,800,000	5,158,196
Santander UK Group Holdings plc
7.375%, 5Y GBP Swap + 5.543%, 06/24/22 (GBP) (a)	1,000,000	1,459,340
Shinhan Financial Group Co., Ltd. 1.350%, 01/10/26 (144A)	12,600,000	12,580,092
Societe Generale S.A. 4.250%, 09/14/23 (144A)	13,900,000	14,938,027

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Standard Chartered plc 4.247%, 3M LIBOR + 1.150%, 01/20/23 (144A) (a)	4,400,000	$4,489,694
Sumitomo Mitsui Financial Group, Inc. 1.474%, 07/08/25	12,500,000	12,622,820
UBS AG 7.625%, 08/17/22	3,600,000	3,872,828
UBS Group AG 4.125%, 04/15/26 (144A)	10,200,000	11,439,622
UniCredit S.p.A. 7.830%, 12/04/23 (144A)	29,700,000	34,251,822
Virgin Money UK plc 4.000%, 1Y UKG + 3.750%, 09/03/27 (GBP) (a)	500,000	766,339
Wells Fargo & Co.
1.741%, 3M EURIBOR + 1.850%, 05/04/30 (EUR) (a)	8,600,000	10,987,244
2.393%, SOFR + 2.100%, 06/02/28 (a)	12,300,000	12,756,274
3.000%, 02/19/25	6,000,000	6,420,931

		419,806,961

Beverages—0.3%
Anheuser-Busch InBev Worldwide, Inc. 4.500%, 06/01/50	13,000,000	15,820,875

Biotechnology—0.1%
Royalty Pharma plc 1.200%, 09/02/25 (144A)	3,000,000	2,972,688

Chemicals—0.2%
International Flavors & Fragrances, Inc. 2.300%, 11/01/30 (144A)	12,800,000	12,727,757

Commercial Services—0.3%
Central Nippon Expressway Co., Ltd. 0.735%, 3M LIBOR + 0.560%, 11/02/21 (a)	2,600,000	2,603,796
Rockefeller Foundation (The) 2.492%, 10/01/50	12,800,000	12,460,791

		15,064,587

Computers—0.3%
Dell International LLC / EMC Corp.
4.900%, 10/01/26	900,000	1,038,675
5.450%, 06/15/23	9,600,000	10,414,689
NetApp, Inc. 2.375%, 06/22/27	7,400,000	7,758,999

		19,212,363

Distribution/Wholesale—0.1%
Toyota Tsusho Corp. 3.625%, 09/13/23	2,600,000	2,766,207

Diversified Financial Services—2.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.450%, 10/01/25	7,000,000	7,705,432
Aircastle, Ltd. 5.500%, 02/15/22	4,498,000	4,631,232

Diversified Financial Services—(Continued)
Aviation Capital Group LLC 4.125%, 08/01/25 (144A)	10,500,000	11,339,731
Blue Owl Finance LLC 3.125%, 06/10/31 (144A)	13,000,000	12,901,915
Capital One Financial Corp. 4.250%, 04/30/25	10,000,000	11,142,411
Daiwa Securities Group, Inc. 3.129%, 04/19/22 (144A)	12,000,000	12,266,362
GE Capital Funding LLC
3.450%, 05/15/25	12,100,000	13,168,054
4.400%, 05/15/30	14,800,000	17,246,921
LeasePlan Corp. NV 2.875%, 10/24/24 (144A)	13,100,000	13,757,843
Mitsubishi HC Capital, Inc.
3.406%, 02/28/22 (144A)	200,000	203,307
3.960%, 09/19/23 (144A)	5,045,000	5,379,055
Navient Corp. 7.250%, 01/25/22	3,200,000	3,319,040
Nomura Holdings, Inc. 2.679%, 07/16/30	9,600,000	9,750,220
OneMain Finance Corp.
6.125%, 05/15/22	9,100,000	9,452,625
6.875%, 03/15/25	11,800,000	13,317,480

		145,581,628

Electric—2.8%
Adani Electricity Mumbai, Ltd. 3.949%, 02/12/30 (144A)	4,700,000	4,686,933
AES Corp. (The) 2.450%, 01/15/31 (144A)	5,000,000	4,947,054
Duke Energy Corp. 0.775%, 3M LIBOR + 0.650%, 03/11/22 (a)	8,500,000	8,531,605
Edison International
3.125%, 11/15/22	7,400,000	7,621,825
3.550%, 11/15/24	3,600,000	3,826,284
Enel Finance International NV
2.875%, 05/25/22 (144A)	9,000,000	9,196,952
4.250%, 09/14/23 (144A)	14,900,000	16,050,945
Evergy, Inc. 2.450%, 09/15/24	13,500,000	14,137,740
FirstEnergy Corp. 4.400%, 07/15/27	1,300,000	1,413,750
NextEra Energy Capital Holdings, Inc. 3.250%, 04/01/26	2,800,000	3,038,743
Pacific Gas and Electric Co.
1.531%, 3M LIBOR + 1.375%, 11/15/21 (a)	12,800,000	12,826,226
1.750%, 06/16/22	9,900,000	9,894,539
3.150%, 01/01/26	10,900,000	11,242,586
3.300%, 12/01/27	1,600,000	1,644,642
3.400%, 08/15/24	4,500,000	4,722,890
3.450%, 07/01/25	3,600,000	3,773,454
3.500%, 06/15/25	2,700,000	2,831,217
4.250%, 08/01/23	3,000,000	3,178,368
4.550%, 07/01/30	5,000,000	5,347,797

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
ReNew Wind Energy AP2 / ReNew Power Pvt. Ltd. 4.500%, 07/14/28 (144A)	13,100,000	$13,317,665
WEC Energy Group, Inc.
1.375%, 10/15/27	5,000,000	4,883,552
1.800%, 10/15/30	5,000,000	4,794,929

		151,909,696

Electronics—0.3%
Arrow Electronics, Inc. 3.250%, 09/08/24	6,150,000	6,545,472
Flex, Ltd.
4.875%, 06/15/29	8,160,000	9,411,760
5.000%, 02/15/23	1,700,000	1,812,097

		17,769,329

Energy-Alternate Sources—0.2%
Azure Power Solar Energy Pvt. Ltd. 5.650%, 12/24/24 (144A)	8,800,000	9,328,000

Engineering & Construction—0.1%
Sydney Airport Finance Co. Pty, Ltd. 3.900%, 03/22/23 (144A)	3,100,000	3,262,564

Food—0.1%
Danone S.A. 2.589%, 11/02/23 (144A)	3,858,000	4,021,861

Gas—0.2%
Atmos Energy Corp. 1.500%, 01/15/31	12,900,000	12,236,439

Healthcare-Services—0.2%
Fresenius Medical Care U.S. Finance III, Inc. 1.875%, 12/01/26 (144A)	12,100,000	12,100,347

Home Builders—0.1%
DR Horton, Inc. 4.375%, 09/15/22	4,700,000	4,871,428

Household Products/Wares—0.2%
Reckitt Benckiser Treasury Services plc 0.694%, 3M LIBOR + 0.560%, 06/24/22 (144A) (a)	10,600,000	10,652,563

Housewares—0.1%
Newell Brands, Inc. 4.350%, 04/01/23	4,876,000	5,107,610

Insurance—0.4%
Ambac Assurance Corp. 5.100%, (144A) (g)	144	202
Ambac LSNI LLC 6.000%, 3M LIBOR + 5.000%, 02/12/23 (144A) (a)	3,320,436	3,320,436
Reliance Standard Life Global Funding II 3.850%, 09/19/23 (144A)	600,000	641,752

Insurance—(Continued)
Sitka Holdings LLC 4.643%, 3M LIBOR + 4.500%, 07/06/26 (144A) (a)	14,000,000	14,000,000
Society of Lloyd’s 4.750%, 10/30/24 (GBP)	1,600,000	2,450,880

		20,413,270

Internet—0.3%
Booking Holdings, Inc. 2.750%, 03/15/23	4,600,000	4,776,288
Expedia Group, Inc. 2.950%, 03/15/31	9,500,000	9,626,482

		14,402,770

Lodging—0.7%
Choice Hotels International, Inc. 3.700%, 12/01/29	2,500,000	2,706,275
Hyatt Hotels Corp. 4.850%, 03/15/26	2,700,000	3,015,390
Marriott International, Inc.
3.600%, 04/15/24	10,500,000	11,197,015
4.150%, 12/01/23	14,100,000	15,121,392
MGM Resorts International 7.750%, 03/15/22	1,100,000	1,149,720
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.250%, 05/30/23 (144A)	3,800,000	3,942,500

		37,132,292

Media—0.9%
Charter Communications Operating LLC / Charter Communications Operating Capital
3.500%, 06/01/41	13,300,000	13,390,038
4.464%, 07/23/22	14,229,000	14,731,124
CSC Holdings LLC 5.375%, 02/01/28 (144A)	3,800,000	4,020,210
Time Warner Cable LLC 4.000%, 09/01/21	1,000,000	1,000,000
Walt Disney Co. (The) 3.600%, 01/13/51	12,600,000	14,282,190

		47,423,562

Oil & Gas—0.6%
BG Energy Capital plc 4.000%, 10/15/21 (144A)	1,300,000	1,313,498
BP Capital Markets America, Inc. 4.234%, 11/06/28	4,000,000	4,638,375
Chevron Corp. 2.236%, 05/11/30	6,300,000	6,492,046
Equinor ASA 3.625%, 04/06/40	3,700,000	4,218,291
Occidental Petroleum Corp. 2.900%, 08/15/24	12,400,000	12,679,000
Rio Oil Finance Trust 9.250%, 07/06/24 (144A)	1,815,353	2,005,965

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Shell International Finance B.V. 2.750%, 04/06/30	1,900,000	$2,025,279

		33,372,454

Packaging & Containers—0.3%
WRKCo, Inc. 4.650%, 03/15/26	14,700,000	16,849,388

Pharmaceuticals—0.9%
AbbVie, Inc.
2.850%, 05/14/23	3,000,000	3,121,868
2.950%, 11/21/26	5,100,000	5,482,227
3.200%, 05/14/26	1,300,000	1,409,550
3.600%, 05/14/25	700,000	763,838
Bayer U.S. Finance LLC 1.129%, 3M LIBOR + 1.010%, 12/15/23 (144A) (a)	17,400,000	17,649,168
CVS Health Corp.
3.750%, 04/01/30	3,900,000	4,364,373
4.300%, 03/25/28	2,820,000	3,239,917
CVS Pass-Through Trust 6.943%, 01/10/30	630,030	766,318
Teva Pharmaceutical Finance Netherlands II B.V.
1.250%, 03/31/23 (EUR)	3,700,000	4,288,562
3.250%, 04/15/22 (EUR)	8,000,000	9,568,529

		50,654,350

Pipelines—0.5%
Cheniere Corpus Christi Holdings LLC 5.125%, 06/30/27	9,000,000	10,465,080
Enbridge, Inc. 0.655%, 3M LIBOR + 0.500%, 02/18/22 (a)	13,000,000	13,032,023
Energy Transfer L.P. 5.950%, 12/01/25	1,800,000	2,107,416
Midwest Connector Capital Co. LLC 3.625%, 04/01/22 (144A)	2,400,000	2,440,512

		28,045,031

Real Estate—0.3%
CPI Property Group S.A. 2.125%, 10/04/24 (EUR)	3,800,000	4,732,296
Logicor Financing Sarl 1.625%, 07/15/27 (EUR)	4,500,000	5,619,563
Ontario Teachers’ Cadillac Fairview Properties Trust
3.125%, 03/20/22 (144A)	1,200,000	1,222,247
3.875%, 03/20/27 (144A)	1,700,000	1,873,142
Tesco Property Finance 6 plc 5.411%, 07/13/44 (GBP)	1,028,741	1,857,591

		15,304,839

Real Estate Investment Trusts—3.4%
American Campus Communities Operating Partnership L.P. 3.625%, 11/15/27	2,200,000	2,393,755
American Homes 4 Rent L.P. 4.250%, 02/15/28	1,900,000	2,132,724

Real Estate Investment Trusts—(Continued)
American Tower Corp.
3.375%, 05/15/24	16,000,000	17,112,185
3.500%, 01/31/23	1,807,000	1,893,031
Brandywine Operating Partnership L.P. 4.100%, 10/01/24	7,500,000	8,133,037
Brixmor Operating Partnership L.P.
3.900%, 03/15/27	6,000,000	6,583,312
4.125%, 06/15/26	5,500,000	6,120,979
CyrusOne L.P. / CyrusOne Finance Corp. 1.450%, 01/22/27 (EUR)	2,200,000	2,657,797
Digital Realty Trust L.P. 4.750%, 10/01/25	8,000,000	9,093,866
EPR Properties
3.750%, 08/15/29	2,500,000	2,503,469
Equinix, Inc. 1.000%, 09/15/25	2,900,000	2,879,358
Federal Realty Investment Trust 3.500%, 06/01/30	4,900,000	5,380,605
GLP Capital L.P. / GLP Financing II, Inc. 5.250%, 06/01/25	5,000,000	5,628,250
Goodman U.S. Finance Three LLC 3.700%, 03/15/28 (144A)	10,800,000	11,703,985
Hudson Pacific Properties L.P. 4.650%, 04/01/29	2,400,000	2,759,774
MPT Operating Partnership L.P. / MPT Finance Corp. 3.692%, 06/05/28 (GBP)	2,000,000	2,946,490
Omega Healthcare Investors, Inc. 4.750%, 01/15/28	8,900,000	10,030,371
Piedmont Operating Partnership L.P. 3.150%, 08/15/30	12,900,000	13,093,702
Public Storage 3.094%, 09/15/27	15,500,000	16,975,161
Realty Income Corp. 3.875%, 04/15/25	10,700,000	11,805,057
Service Properties Trust 4.375%, 02/15/30	11,490,000	10,944,225
Simon Property Group L.P. 2.750%, 06/01/23	18,690,000	19,396,581
UDR, Inc.
3.500%, 07/01/27	1,900,000	2,103,279
4.400%, 01/26/29	3,400,000	3,936,456
WEA Finance LLC 3.150%, 04/05/22 (144A)	4,770,000	4,840,623
Welltower, Inc. 4.250%, 04/01/26	1,102,000	1,242,858

		184,290,930

Retail—0.2%
7-Eleven, Inc. 1.800%, 02/10/31 (144A)	13,100,000	12,522,662

Savings & Loans—0.2%
Nationwide Building Society 4.363%, 3M LIBOR + 1.392%, 08/01/24 (144A) (a)	9,390,000	10,072,258

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Semiconductors—1.2%
Broadcom, Inc.
3.459%, 09/15/26	8,769,000	$9,549,417
3.500%, 02/15/41 (144A)	13,300,000	13,606,283
4.300%, 11/15/32	14,900,000	16,967,010
4.750%, 04/15/29	10,800,000	12,563,175
Micron Technology, Inc. 4.640%, 02/06/24	9,000,000	9,865,530
NXP B.V. / NXP Funding LLC 4.625%, 06/01/23 (144A)	3,902,000	4,193,645

		66,745,060

Software—0.3%
Oracle Corp.
3.600%, 04/01/40	6,400,000	6,750,451
3.600%, 04/01/50	10,600,000	10,884,636

		17,635,087

Telecommunications—0.9%
Level 3 Financing, Inc. 3.875%, 11/15/29 (144A)	6,330,000	6,779,620
Sprint Communications, Inc. 6.000%, 11/15/22	1,000,000	1,058,750
Sprint Corp.
7.125%, 06/15/24	1,000,000	1,153,750
7.875%, 09/15/23	2,800,000	3,181,013
T-Mobile USA, Inc. 2.550%, 02/15/31	8,900,000	8,999,680
Verizon Communications, Inc.
1.450%, 03/20/26	7,650,000	7,715,058
3.376%, 02/15/25	16,266,000	17,670,636

		46,558,507

Toys/Games/Hobbies—0.2%
Hasbro, Inc. 2.600%, 11/19/22	10,400,000	10,699,778

Trucking & Leasing—0.2%
DAE Funding LLC 1.625%, 02/15/24 (144A)	13,300,000	13,185,354

Total Corporate Bonds & Notes (Cost $1,659,642,294)		1,730,177,402

Asset-Backed Securities—11.7%

Asset-Backed - Automobile—0.2%
Chesapeake Funding II LLC
0.443%, 1M LIBOR + 0.370%, 08/15/30 (144A) (a)	5,082,117	5,085,314
3.230%, 08/15/30 (144A)	3,397,927	3,424,912
OneMain Direct Auto Receivables Trust 3.430%, 12/16/24 (144A)	3,925,091	3,941,747

		12,451,973

Asset-Backed - Credit Card—0.3%
Evergreen Credit Card Trust 1.900%, 09/16/24 (144A)	16,200,000	16,524,467

Asset-Backed - Home Equity—1.5%
Accredited Mortgage Loan Trust 0.672%, 1M LIBOR + 0.290%, 07/25/34 (a)	6,307,906	6,219,027
ACE Securities Corp. Home Equity Loan Trust
0.242%, 1M LIBOR + 0.150%, 07/25/36 (a)	8,326,982	3,913,149
0.392%, 1M LIBOR + 0.300%, 04/25/36 (a)	3,924,312	3,858,953
Asset-Backed Funding Certificates Trust
0.792%, 1M LIBOR + 0.700%, 06/25/34 (a)	1,337,549	1,315,604
0.917%, 1M LIBOR + 0.825%, 07/25/35 (a)	7,400,000	7,340,466
Asset-Backed Securities Corp. Home Equity Loan Trust
0.172%, 1M LIBOR + 0.080%, 05/25/37 (a)	21,456	16,977
0.767%, 1M LIBOR + 0.675%, 11/25/35 (a)	750,536	750,395
Bear Stearns Asset-Backed Securities I Trust
0.342%, 1M LIBOR + 0.250%, 04/25/37 (a)	10,571,790	12,358,773
0.782%, 1M LIBOR + 0.690%, 02/25/36 (a)	1,000,000	995,090
0.892%, 1M LIBOR + 0.800%, 10/27/32 (a)	11,599	11,466
1.092%, 1M LIBOR + 1.000%, 10/25/37 (a)	846,578	846,214
1.097%, 1M LIBOR + 1.005%, 06/25/35 (a)	5,492,124	5,454,072
Citigroup Mortgage Loan Trust 0.252%, 1M LIBOR + 0.160%, 12/25/36 (144A) (a)	6,933,655	4,631,997
GSAA Home Equity Trust 0.752%, 1M LIBOR + 0.660%, 03/25/35 (a)	184,760	186,587
HSI Asset Securitization Corp. Trust 0.432%, 1M LIBOR + 0.340%, 12/25/36 (a)	9,341,070	3,536,481
IXIS Real Estate Capital Trust 1.037%, 1M LIBOR + 0.945%, 02/25/35 (a)	2,841,374	2,817,989
MASTR Asset-Backed Securities Trust
0.142%, 1M LIBOR + 0.050%, 08/25/36 (a)	5,283,849	2,377,736
0.252%, 1M LIBOR + 0.160%, 08/25/36 (a)	3,421,086	1,574,240
0.262%, 1M LIBOR + 0.170%, 10/25/36 (a)	3,589,116	3,555,610
Merrill Lynch Mortgage Investors Trust
0.592%, 1M LIBOR + 0.500%, 07/25/37 (a)	9,399,361	3,171,514
0.842%, 1M LIBOR + 0.750%, 06/25/36 (a)	275,112	274,993
Morgan Stanley ABS Capital I, Inc. Trust
0.152%, 1M LIBOR + 0.060%, 05/25/37 (a)	127,401	115,327
0.392%, 1M LIBOR + 0.300%, 06/25/36 (a)	196,534	177,651
NovaStar Mortgage Funding Trust 0.292%, 1M LIBOR + 0.200%, 09/25/37 (a)	5,019,688	4,927,363
Option One Mortgage Corp. Asset-Backed Certificates 0.732%, 1M LIBOR + 0.640%, 08/25/33 (a)	9,611	9,509
Option One Mortgage Loan Trust 0.232%, 1M LIBOR + 0.140%, 01/25/37 (a)	5,063,512	3,777,344
Renaissance Home Equity Loan Trust 0.972%, 1M LIBOR + 0.880%, 08/25/33 (a)	75,919	74,860
Residential Asset Securities Corp. Trust
0.392%, 1M LIBOR + 0.150%, 07/25/36 (a)	1,614,806	1,606,737
0.512%, 1M LIBOR + 0.280%, 06/25/36 (a)	3,811,317	3,804,099
0.672%, 1M LIBOR + 0.290%, 06/25/33 (a)	681,319	643,403

		80,343,626

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Manufactured Housing—0.0%
Conseco Finance Corp. 6.220%, 03/01/30	1,007	$1,009

Asset-Backed - Other—9.6%
Adagio CLO 0.720%, 3M EURIBOR + 0.720%, 10/15/31 (144A) (EUR) (a)	11,000,000	12,950,083
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates 0.872%, 1M LIBOR + 0.780%, 05/25/34 (a)	1,754,767	1,755,739
AMMC CLO, Ltd. 1.166%, 3M LIBOR + 0.980%, 04/14/29 (144A) (a)	14,425,000	14,422,605
Anchorage Capital Clo 16, Ltd. 1.588%, 3M LIBOR + 1.400%, 10/20/31 (144A) (a)	10,200,000	10,234,384
Ares European CLO X DAC 0.780%, 3M EURIBOR + 0.780%, 10/15/31 (144A) (EUR) (a)	11,000,000	13,038,958
Argent Securities, Inc. Asset-Backed Pass-Through Certificates 0.852%, 1M LIBOR + 0.760%, 02/25/36 (a)	4,501,916	4,100,308
Brookside Mill CLO, Ltd. 1.010%, 3M LIBOR + 0.820%, 01/17/28 (144A) (a)	5,883,858	5,871,985
Catamaran CLO, Ltd. 1.444%, 3M LIBOR + 1.260%, 04/22/30 (144A) (a)	15,918,343	15,847,777
CIFC Funding, Ltd. 1.036%, 3M LIBOR + 0.860%, 10/25/27 (144A) (a)	13,658,866	13,617,152
Countrywide Asset-Backed Certificates
0.232%, 1M LIBOR + 0.140%, 07/25/37 (a)	8,090,968	7,637,314
0.232%, 1M LIBOR + 0.140%, 04/25/47 (a)	2,576,620	2,515,335
0.242%, 1M LIBOR + 0.150%, 05/25/37 (a)	159,704	159,360
0.242%, 1M LIBOR + 0.150%, 06/25/47 (a)	125,281	124,599
0.312%, 1M LIBOR + 0.220%, 09/25/37 (a)	3,632,260	3,645,359
0.652%, 1M LIBOR + 0.560%, 09/25/36 (a)	876,034	874,251
4.471%, 10/25/46 (a)	1,498,195	1,503,999
4.661%, 10/25/32 (a)	5,301,554	5,159,527
CWABS Asset-Backed Certificates Trust
0.232%, 1M LIBOR + 0.140%, 02/25/37 (a)	2,899,171	2,770,088
0.242%, 1M LIBOR + 0.150%, 09/25/46 (a)	2,230,795	2,202,132
0.242%, 1M LIBOR + 0.150%, 03/25/47 (a)	894,799	880,904
1.142%, 1M LIBOR + 1.050%, 11/25/35 (a)	3,967,794	3,969,356
Dorchester Park CLO DAC 1.088%, 3M LIBOR + 0.900%, 04/20/28 (144A) (a)	5,160,687	5,159,397
First Franklin Mortgage Loan Trust
0.232%, 1M LIBOR + 0.140%, 12/25/36 (a)	5,314,316	3,066,075
0.402%, 1M LIBOR + 0.310%, 10/25/36 (a)	16,312,000	14,012,295
0.812%, 1M LIBOR + 0.720%, 10/25/35 (a)	2,174,089	2,170,705
1.022%, 1M LIBOR + 0.930%, 10/25/34 (a)	9,941,548	9,925,790
1.517%, 1M LIBOR + 1.425%, 10/25/34 (a)	2,738,233	2,758,891
Gallatin CLO, Ltd. 1.236%, 3M LIBOR + 1.050%, 01/21/28 (144A) (a)	11,540,234	11,546,258
GSAMP Trust
0.262%, 1M LIBOR + 0.170%, 12/25/36 (a)	2,662,695	1,642,828
0.677%, 1M LIBOR + 0.585%, 01/25/36 (a)	8,132,334	8,131,077
1.412%, 1M LIBOR + 1.320%, 12/25/34 (a)	5,050,358	4,362,681
Harvest CLO XX 0.960%, 3M EURIBOR + 0.960%, 10/20/31 (144A) (EUR) (a)	10,900,000	12,848,227

Asset-Backed - Other—(Continued)
Home Equity Loan Trust 0.322%, 1M LIBOR + 0.230%, 04/25/37 (a)	11,285,867	10,851,632
Home Equity Mortgage Loan Asset-Backed Trust 0.312%, 1M LIBOR + 0.220%, 04/25/37 (a)	2,727,299	2,349,943
ICG U.S. CLO, Ltd. 1.584%, 3M LIBOR + 1.400%, 10/22/31 (144A) (a)	15,400,000	15,411,612
Jamestown CLO, Ltd. 1.410%, 3M LIBOR + 1.220%, 01/17/27 (144A) (a)	1,066,600	1,066,975
Lehman XS Trust 0.892%, 1M LIBOR + 0.800%, 10/25/35 (a)	705,581	706,176
LoanCore Issuer, Ltd. 1.203%, 1M LIBOR + 1.130%, 05/15/28 (144A) (a)	4,950,165	4,950,166
Long Beach Mortgage Loan Trust
0.412%, 1M LIBOR + 0.320%, 05/25/36 (a)	30,632,563	12,928,945
0.612%, 1M LIBOR + 0.520%, 08/25/45 (a)	640,347	636,786
0.872%, 1M LIBOR + 0.780%, 08/25/35 (a)	10,000,000	9,884,344
Marathon CLO IX, Ltd. 1.334%, 3M LIBOR + 1.150%, 04/15/29 (144A) (a)	13,100,000	13,093,240
Marathon CLO, Ltd. 1.019%, 3M LIBOR + 0.870%, 11/21/27 (144A) (a)	5,922,472	5,923,793
Merrill Lynch First Franklin Mortgage Loan Trust 1.342%, 1M LIBOR + 1.250%, 10/25/37 (a)	12,640,462	12,447,196
MF1, Ltd. 1.824%, 1M LIBOR + 1.700%, 11/15/35 (144A) (a)	13,000,000	13,105,602
MidOcean Credit CLO II Zero Coupon, 3M LIBOR + 1.030%, 01/29/30 (144A) (a)	13,200,000	13,200,502
Morgan Stanley ABS Capital I, Inc. Trust
0.342%, 1M LIBOR + 0.250%, 07/25/36 (a)	3,658,840	3,243,250
0.712%, 1M LIBOR + 0.620%, 12/25/35 (a)	1,843,645	1,826,141
MP CLO VII, Ltd. 0.891%, 3M LIBOR + 0.890%, 10/18/28 (144A) (a)	13,500,000	13,502,484
OCP CLO, Ltd.
0.984%, 3M LIBOR + 0.800%, 07/15/27 (144A) (a)	839,072	839,099
OZLM Funding, Ltd. 1.154%, 3M LIBOR + 0.970%, 07/22/29 (144A) (a)	15,900,000	15,888,409
OZLM XVI Ltd. 1.186%, 3M LIBOR + 1.030%, 05/16/30 (144A) (a)	13,000,000	12,999,961
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.827%, 1M LIBOR + 0.735%, 09/25/35 (a)	5,000,000	4,962,637
1.142%, 1M LIBOR + 1.050%, 10/25/34 (a)	5,800,000	5,795,721
1.892%, 1M LIBOR + 1.800%, 12/25/34 (a)	4,636,570	4,690,999
Pretium Mortgage Credit Partners LLC 3.179%, 06/27/69 (144A) (h)	5,675,451	5,690,681
Residential Asset Securities Corp. Trust 0.252%, 1M LIBOR + 0.160%, 11/25/36 (a)	863,240	936,175
Saxon Asset Securities Trust 0.492%, 1M LIBOR + 0.400%, 09/25/47 (a)	2,528,252	2,449,781
Sculptor CLO XXV, Ltd. 1.410%, 3M LIBOR + 1.270%, 01/15/31 (144A) (a)	15,050,000	15,063,816
Securitized Asset Backed Receivables LLC Trust
0.592%, 1M LIBOR + 0.500%, 03/25/36 (a)	15,848,326	12,219,052
0.592%, 1M LIBOR + 0.500%, 05/25/36 (a)	7,909,055	5,455,142
Soundview Home Loan Trust
0.202%, 1M LIBOR + 0.110%, 02/25/37 (a)	2,272,449	818,451
1.052%, 1M LIBOR + 0.960%, 05/25/35 (a)	980,124	980,359

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Specialty Underwriting & Residential Finance Trust 0.362%, 1M LIBOR + 0.270%, 04/25/37 (a)	3,267,859	$2,573,211
Starwood Commercial Mortgage Trust 1.204%, 1M LIBOR + 1.080%, 07/15/38 (144A) (a)	13,300,000	13,300,000
Structured Asset Investment Loan Trust
0.242%, 1M LIBOR + 0.150%, 09/25/36 (a)	2,088,833	2,049,484
0.722%, 1M LIBOR + 0.630%, 11/25/35 (a)	7,501,035	7,398,469
Structured Asset Securities Corp. Mortgage Loan Trust 0.992%, 1M LIBOR + 0.900%, 08/25/37 (a)	244,450	244,993
Symphony CLO, Ltd. 1.064%, 3M LIBOR + 0.880%, 04/15/28 (144A) (a)	2,395,304	2,392,437
Telos CLO, Ltd. 1.140%, 3M LIBOR + 0.950%, 04/17/28 (144A) (a)	7,420,408	7,417,996
TICP CLO III-2, Ltd. 1.028%, 3M LIBOR + 0.840%, 04/20/28 (144A) (a)	8,616,929	8,592,535
Tralee CLO, Ltd. 1.298%, 3M LIBOR + 1.110%, 10/20/28 (144A) (a)	6,109,761	6,109,028
U.S. Small Business Administration 6.220%, 12/01/28	838,261	939,568
Venture CLO, Ltd. 1.004%, 3M LIBOR + 0.820%, 04/15/27 (144A) (a)	3,657,162	3,653,633
Venture XVI CLO Ltd 1.064%, 3M LIBOR + 0.880%, 04/15/27 (144A) (a)	13,133,994	13,121,017
Venture XXVII CLO, Ltd. 1.238%, 3M LIBOR + 1.050%, 07/20/30 (144A) (a)	13,400,000	13,399,987
Wells Fargo Home Equity Asset-Backed Securities Trust 0.812%, 1M LIBOR + 0.720%, 12/25/35 (a)	11,344,997	11,316,647

		515,333,514

Asset-Backed - Student Loan—0.1%
SoFi Professional Loan Program LLC 3.020%, 02/25/40 (144A)	2,696,915	2,780,027
Utah State Board of Regents 0.842%, 1M LIBOR + 0.750%, 01/25/57 (a)	4,828,252	4,803,267

		7,583,294

Total Asset-Backed Securities (Cost $599,992,534)		632,237,883

Mortgage-Backed Securities—10.9%

Collateralized Mortgage Obligations—6.9%
Adjustable Rate Mortgage Trust 2.846%, 11/25/35 (a)	170,444	150,230
American Home Mortgage Investment Trust
0.452%, 1M LIBOR + 0.360%, 12/25/46 (a)	12,910,104	12,397,022
2.171%, 6M LIBOR + 2.000%, 02/25/45 (a)	184,714	186,299
Banc of America Alternative Loan Trust 28.034%, -4 x 1M LIBOR + 28.400%, 11/25/46 (a)	534,847	743,677
Banc of America Funding Trust
2.707%, 02/20/36 (a)	963,307	965,192
2.852%, 05/25/35 (a)	342,854	347,009
3.348%, 01/20/47 (a)	89,370	85,449
Banc of America Mortgage Trust 6.000%, 05/25/37	6,139,705	5,602,797

Collateralized Mortgage Obligations—(Continued)
BCAP LLC Trust
0.512%, 1M LIBOR + 0.420%, 05/25/47 (a)	5,829,299	5,599,532
5.250%, 02/26/36 (144A) (a)	2,200,384	1,381,911
Bear Stearns Adjustable Rate Mortgage Trust
2.773%, 10/25/35 (a)	831,123	850,901
2.829%, 02/25/33 (a)	3,885	3,606
Bear Stearns ALT-A Trust
2.624%, 05/25/35 (a)	519,254	531,277
3.008%, 09/25/35 (a)	481,644	374,790
3.089%, 11/25/36 (a)	1,626,713	1,084,661
3.115%, 11/25/36 (a)	2,070,650	1,576,168
3.122%, 05/25/36 (a)	1,396,308	944,097
Bear Stearns Structured Products, Inc. Trust
2.986%, 12/26/46 (a)	438,895	381,381
3.227%, 01/26/36 (a)	509,365	431,523
Chase Mortgage Finance Trust
2.877%, 12/25/35 (a)	707,915	682,307
3.067%, 03/25/37 (a)	719,308	723,363
3.206%, 09/25/36 (a)	1,336,869	1,215,618
Chevy Chase Funding LLC Mortgage-Backed Certificate 0.342%, 1M LIBOR + 0.250%, 08/25/35 (144A) (a)	14,328	14,721
CHL Mortgage Pass-Through Trust
0.492%, 1M LIBOR + 0.400%, 04/25/46 (a)	1,534,438	1,454,576
0.732%, 1M LIBOR + 0.640%, 03/25/35 (a)	296,138	293,861
3.014%, 09/20/36 (a)	1,739,470	1,672,590
5.750%, 06/25/37	1,089,044	790,469
Citicorp Mortgage Securities Trust 6.000%, 05/25/37	931,808	925,557
Citigroup Mortgage Loan Trust
0.742%, 1M LIBOR + 0.650%, 10/25/36 (a)	5,364,542	4,389,698
2.210%, 1Y H15 + 2.150%, 09/25/35 (a)	120,207	125,396
2.220%, 1Y H15 + 2.100%, 09/25/35 (a)	528,132	551,357
2.530%, 1Y H15 + 2.400%, 10/25/35 (a)	703,000	710,770
2.625%, 10/25/46 (a)	875,753	862,563
Countrywide Alternative Loan Trust
0.612%, 1M LIBOR + 0.520%, 06/25/46 (a)	5,946,728	5,556,172
1.596%, 12M MTA + 1.480%, 01/25/36 (a)	550,629	553,297
4.909%, -1 x 1M LIBOR + 5.000%, 05/25/35 (a) (b)	662,418	70,430
5.500%, 02/25/36	1,857,131	1,687,850
6.000%, 03/25/35	9,284,070	8,991,930
6.000%, 1M LIBOR + 6.000%, 08/25/36 (a)	2,450,578	2,477,045
6.000%, 02/25/37	8,833,648	5,710,469
6.000%, 04/25/37	2,839,212	1,915,821
6.000%, 07/25/37	4,234,844	2,870,566
Countrywide Home Reperforming Loan REMIC Trust 0.432%, 1M LIBOR + 0.340%, 06/25/35 (144A) (a)	942,998	903,947
Credit Suisse First Boston Mortgage Securities Corp.
0.714%, 03/25/32 (144A) (a)	37,639	35,874
6.000%, 11/25/35	1,022,822	962,231
Credit Suisse Mortgage Trust 0.242%, 10/27/36 (144A) (a)	12,879,000	12,426,304
Downey Savings & Loan Association Mortgage Loan Trust 2.506%, 07/19/44 (a)	251,197	247,401
First Horizon Mortgage Pass-Through Trust 2.861%, 08/25/35 (a)	73,503	57,949

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
GCAT LLC 2.981%, 09/25/25 (144A) (h)	6,823,446	$6,887,850
Gemgarto plc 0.639%, 3M SONIA + 0.590%, 12/16/67 (144A) (GBP) (a)	9,324,846	12,942,657
GreenPoint Mortgage Funding Trust 0.532%, 1M LIBOR + 0.440%, 06/25/45 (a)	32,070	30,055
GSR Mortgage Loan Trust
2.684%, 04/25/36 (a)	1,045,434	853,497
2.924%, 09/25/35 (a)	12,147	12,386
2.927%, 01/25/36 (a)	2,025,337	2,068,397
6.000%, 03/25/32	67	71
HarborView Mortgage Loan Trust 0.533%, 1M LIBOR + 0.440%, 05/19/35 (a)	428,990	412,673
Hawksmoor Mortgages plc 1.099%, 3M SONIA + 1.050%, 05/25/53 (144A) (GBP) (a)	40,325,499	56,019,113
IndyMac ARM Trust
1.762%, 01/25/32 (a)	6,591	6,635
1.810%, 01/25/32 (a)	390	379
IndyMac INDX Mortgage Loan Trust
0.332%, 1M LIBOR + 0.240%, 07/25/36 (a)	2,834,221	2,678,041
0.512%, 1M LIBOR + 0.420%, 05/25/46 (a)	4,524,570	4,408,928
JPMorgan Alternative Loan Trust 0.452%, 1M LIBOR + 0.360%, 05/25/36 (a)	1,175,789	1,153,726
JPMorgan Mortgage Trust
2.696%, 07/25/35 (a)	463,154	480,036
3.340%, 12/26/37 (144A) (a)	6,863,631	6,327,133
5.750%, 01/25/36	214,323	145,226
Legacy Mortgage Asset Trust
2.882%, 10/25/59 (144A) (h)	13,757,822	13,856,779
3.000%, 06/25/59 (144A) (h)	12,281,749	12,317,530
Lehman Mortgage Trust 0.692%, 1M LIBOR + 0.600%, 08/25/36 (a)	4,343,381	3,153,264
Lehman XS Trust 0.292%, 1M LIBOR + 0.200%, 03/25/47 (a)	12,660,319	12,673,936
MASTR Alternative Loan Trust
0.492%, 1M LIBOR + 0.400%, 03/25/36 (a)	615,467	33,697
6.500%, 02/25/35	3,889,594	4,226,097
MASTR Asset Securitization Trust 6.000%, 06/25/36	216,689	185,341
Merrill Lynch Mortgage Investors Trust 0.852%, 1M LIBOR + 0.760%, 08/25/35 (a)	10,474	10,481
Metlife Securitization Trust 3.750%, 03/25/57 (144A) (a)	5,706,680	5,947,234
Mill City Mortgage Loan Trust 3.250%, 08/25/59 (144A) (a)	8,400,000	8,879,354
Morgan Stanley Re-REMIC Trust 0.611%, 03/26/37 (144A) (h)	1,813,565	1,792,829
MortgageIT Mortgage Loan Trust
0.552%, 1M LIBOR + 0.460%, 04/25/36 (a)	2,220,566	2,136,734
Nomura Asset Acceptance Corp. Alternative Loan Trust 5.476%, 05/25/35 (h)	736,192	488,281
OBX Trust 0.742%, 1M LIBOR + 0.650%, 06/25/57 (144A) (a)	9,873,945	9,881,573

Collateralized Mortgage Obligations—(Continued)
RBSSP Resecuritization Trust 0.572%, 1M LIBOR + 0.240%, 06/27/36 (144A) (a)	5,055,399	4,971,978
Residential Asset Securitization Trust 6.000%, 06/25/36	3,021,025	1,912,061
Sequoia Mortgage Trust
0.733%, 1M LIBOR + 0.640%, 04/19/27 (a)	273,027	270,882
0.793%, 1M LIBOR + 0.700%, 07/20/33 (a)	118,898	118,785
Structured Adjustable Rate Mortgage Loan Trust
2.702%, 04/25/35 (a)	2,371,640	2,259,974
2.925%, 08/25/35 (a)	68,025	65,548
2.978%, 01/25/35 (a)	338,163	342,957
3.103%, 10/25/36 (a)	6,653,768	4,284,716
Structured Asset Mortgage Investments II Trust
0.593%, 1M LIBOR + 0.500%, 07/19/35 (a)	327,830	327,416
Towd Point Mortgage Funding 0.949%, 3M SONIA + 0.900%, 07/20/45 (144A) (GBP) (a)	11,905,122	16,513,478
Towd Point Mortgage Funding plc
0.049%, 3M SONIA + 0.900%, 05/20/45 (GBP) (a)	27,153,080	37,697,051
1.111%, 3M GBP LIBOR + 1.025%, 10/20/51 (144A) (GBP) (a)	20,680,635	28,768,639
WaMu Mortgage Pass-Through Certificates Trust
0.592%, 1M LIBOR + 0.500%, 02/25/45 (a)	5,003,105	5,077,792
1.516%, 12M MTA + 1.400%, 06/25/42 (a)	41,206	40,792
2.776%, 06/25/37 (a)	4,082,999	3,973,013
Wells Fargo Mortgage-Backed Securities Trust 2.704%, 09/25/33 (a)	122,765	123,973

		369,276,642

Commercial Mortgage-Backed Securities—4.0%
1211 Avenue of the Americas Trust 3.901%, 08/10/35 (144A)	12,100,000	13,223,576
225 Liberty Street Trust 3.597%, 02/10/36 (144A)	11,600,000	12,625,137
ACRES Commercial Realty Corp. 2.624%, 1M LIBOR + 2.500%, 04/17/37 (144A) (a)	4,501,911	4,534,706
Arbor Multifamily Mortgage Securities Trust 2.756%, 05/15/53 (144A)	7,500,000	7,956,061
AREIT Trust 2.744%, 1M LIBOR + 2.620%, 04/15/37 (144A) (a)	6,937,539	6,976,796
Benchmark Mortgage Trust 4.016%, 03/15/52	13,000,000	14,890,720
Commercial Mortgage Trust 3.545%, 02/10/36 (144A)	11,600,000	12,561,082
CSAIL Commercial Mortgage Trust 3.314%, 11/15/49	2,686,105	2,843,449
DBGS Mortgage Trust 3.843%, 04/10/37 (144A)	11,950,000	13,460,314
DC Office Trust 2.965%, 09/15/45 (144A)	1,000,000	1,067,789
DOLP Trust 2.956%, 05/10/41 (144A)	13,200,000	14,071,381
Extended Stay America Trust 1.155%, 1M LIBOR + 1.080%, 07/15/38 (144A) (a)	14,000,000	14,027,552
GCT Commercial Mortgage Trust
0.873%, 1M LIBOR + 0.800%, 02/15/38 (144A) (a)	4,000,000	4,004,759

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
GS Mortgage Securities Corp. Trust 2.856%, 05/10/34 (144A)	8,900,000	$8,872,051
GS Mortgage Securities Trust
3.278%, 11/10/49 (a)	2,500,000	2,651,547
3.722%, 10/10/49 (144A) (a)	13,346,000	13,957,515
JPMorgan Chase Commercial Mortgage Securities Trust
1.073%, 1M LIBOR + 1.000%, 06/15/32 (144A) (a)	6,507,551	6,511,538
1.523%, 1M LIBOR + 1.450%, 12/15/31 (144A) (a)	8,836,161	8,766,805
LoanCore Issuer, Ltd. 0.924%, 1M LIBOR + 0.800%, 07/15/35 (144A) (a)	10,300,000	10,310,556
Manhattan West Mortgage Trust 2.130%, 09/10/39 (144A)	12,300,000	12,580,287
MF1 Multifamily Housing Mortgage Loan Trust 0.974%, 1M LIBOR + 0.850%, 07/15/36 (144A) (a)	13,200,000	13,187,632
Morgan Stanley Bank of America Merrill Lynch Trust 2.952%, 11/15/49	10,000,000	10,548,167
Morgan Stanley Capital I Trust 2.509%, 04/05/42 (144A) (a)	7,500,000	7,719,650

		217,349,070

Total Mortgage-Backed Securities (Cost $568,001,738)		586,625,712

Foreign Government—4.5%

Provincial—0.4%
Province of Ontario Canada 3.150%, 06/02/22 (CAD)	9,300,000	7,698,309
Province of Quebec Canada
3.500%, 12/01/22 (CAD)	3,300,000	2,777,633
4.250%, 12/01/21 (CAD)	15,200,000	12,463,485

		22,939,427

Regional Government—0.3%
Japan Finance Organization for Municipalities 3.375%, 09/27/23 (144A)	14,000,000	14,866,244

Sovereign—3.8%
Brazil Letras do Tesouro Nacional
3.224%, 10/01/21 (BRL) (I)	518,300,000	102,948,399
4.038%, 01/01/22 (BRL) (I)	29,900,000	5,845,436
Israel Government International Bond 2.750%, 07/03/30	14,500,000	15,477,445
Ivory Coast Government International Bond 5.875%, 10/17/31 (144A) (EUR)	4,900,000	6,245,358
Japan Bank for International Cooperation 2.875%, 07/21/27	11,200,000	12,233,735
Kuwait International Government Bond 2.750%, 03/20/22	7,000,000	7,120,512
Peruvian Government International Bonds
5.940%, 02/12/29 (PEN)	23,200,000	6,587,593
6.350%, 08/12/28 (PEN)	71,800,000	20,852,220
6.950%, 08/12/31 (PEN)	7,000,000	2,041,396
8.200%, 08/12/26 (PEN)	24,300,000	7,838,765

Sovereign—(Continued)
Qatar Government International Bonds
4.500%, 04/23/28	15,500,000	18,290,000
5.103%, 04/23/48	1,500,000	1,991,400

		207,472,259

Total Foreign Government (Cost $240,041,988)		245,277,930

Municipals—1.0%
Chicago Transit Authority Transfer Tax Receipts Revenue 6.300%, 12/01/21	60,000	61,421
City of Chicago General Obligation Unlimited 7.750%, 01/01/42	1,939,000	2,213,416
New Jersey Economic Development Authority, Revenue Bond Zero Coupon, 02/15/22	6,140,000	6,129,891
New York State Urban Development Corp. 1.346%, 03/15/26	8,100,000	8,181,040
Sales Tax Securitization Corp.
3.007%, 01/01/33	10,100,000	10,676,308
3.057%, 01/01/34	2,000,000	2,113,143
State Board of Administration Finance Corp. 1.258%, 07/01/25	12,800,000	12,922,984
State of Illinois General Obligation Unlimited, Build America Bond 6.725%, 04/01/35	5,720,000	7,204,143
Tobacco Settlement Finance Authority 1.820%, 06/01/26	2,250,000	2,272,341

Total Municipals (Cost $49,342,496)		51,774,687

Preferred Stock—0.8%

Wireless Telecommunication Services—0.8%
AT&T Mobility II LLC, 7.000% † (i) (j) (Cost $44,469,020)	1,644,083	43,509,269

Floating Rate Loans (k)—0.3%

Investment Companies—0.2%
Castlelake L.P. First Lien Term Loan, 3.099%, 3M LIBOR + 2.950%, 05/13/31 (i) (j)	8,700,000	8,728,818

Media—0.1%
CSC Holdings, LLC Term Loan B5, 2.573%, 1M LIBOR + 2.500%, 04/15/27	5,265,844	5,225,802

Total Floating Rate Loans (Cost $13,932,106)		13,954,620

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Short-Term Investments—13.9%

Security Description	Principal Amount*	Value

Discount Notes—0.5%
Federal Home Loan Bank
0.010%, 08/25/21 (l)	7,700,000	$7,699,529
0.014%, 08/06/21 (l)	9,100,000	9,099,636
0.015%, 08/04/21 (l)	12,600,000	12,599,524

		29,398,689

Repurchase Agreements—1.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $7,581,030; collateralized by U.S. Treasury Note at 0.375%, maturing 04/15/24, with a market value of $7,732,750.	7,581,030	7,581,030
JPMorgan Securities, LLC Repurchase Agreement dated 06/30/21 at 0.030%, due on 07/01/21 with a maturity value of 64,700,054; collateralized by U.S. Treasury Note at 0.125%, maturing 10/31/22, with a market value of $65,997,369.	64,700,000	64,700,000

		72,281,030

U.S. Treasury—12.1%
U.S. Treasury Bills 0.010%, 07/01/21 (l)	19,100,000	19,100,000
0.011%, 07/27/21 (l)	12,800,000	12,799,573
0.015%, 08/12/21 (e) (l) (m)	11,700,000	11,699,215
0.015%, 08/26/21 (l)	32,500,000	32,497,750
0.021%, 08/03/21 (e) (l) (m)	12,300,000	12,299,472
0.025%, 09/09/21 (l)	18,100,000	18,098,328
0.032%, 11/26/21 (l)	15,400,000	15,396,961
0.037%, 08/24/21 (l)	14,600,000	14,599,015
0.038%, 12/09/21 (d) (e) (l) (m)	3,100,000	3,099,284
0.043%, 09/30/21 (l)	77,100,000	77,089,768
0.055%, 09/16/21 (e) (l)	120,800,000	120,788,373
U.S. Treasury Cash Management Bills 0.020%, 09/14/21 (l)	27,000,000	26,997,469
0.020%, 09/28/21 (l)	264,200,000	264,173,873
0.031%, 10/05/21 (l)	26,100,000	26,096,868

		654,735,949

Total Short-Term Investments (Cost $756,436,284)		756,415,668

Total Purchased Options—0.0% (n) (Cost $1,722,972)		1,087,009
Total Investments—113.3% (Cost $5,950,558,635)		6,121,549,310
Other assets and liabilities (net)—(13.3)%		(720,689,178)

Net Assets—100.0%		$5,400,860,132

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2021, the market value of restricted securities was $45,121,753, which is 0.8% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	Interest only security.
(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(d)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2021, the market value of securities pledged was $44,688,555.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2021, the market value of securities pledged was $10,426,367.
(f)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(g)	Perpetual bond with no specified maturity date.
(h)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(i)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(j)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2021, these securities represent 1.0% of net assets.
(k)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(l)	The rate shown represents current yield to maturity.
(m)	All or a portion of the security was pledged as collateral against open OTC swap contracts, OTC option contracts and forward foreign currency exchange contracts. As of June 30, 2021, the market value of securities pledged was $14,188,187.
(n)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2021, the market value of 144A securities was $1,330,761,652, which is 24.6% of net assets.

Restricted Securities	Acquisition Date	Shares/ Principal Amount	Cost	Value
AT&T Mobility II LLC, , 7.000%,	09/24/20	1,644,083	$44,469,020	$43,509,269
British Airways Pass-Through Trust, 4.125%, 09/20/31	10/01/19	1,585,935	1,681,092	1,612,484

				$45,121,753

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Uniform Mortgage-Backed Securities 30 Yr. Pool	2.000%	TBA	$(22,530,000)	$(22,749,534)	$(23,029,364)
Uniform Mortgage-Backed Securities 30 Yr. Pool	4.000%	TBA	(80,000,000)	(85,446,875)	(85,187,500)

Totals				$(108,196,409)	$(108,216,864)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
BRL	158,231,959	CBNA	07/02/21	USD	29,665,062	$2,148,030
BRL	158,231,959	GSBU	07/02/21	USD	31,632,473	180,619
BRL	158,231,959	GSBU	08/03/21	USD	31,316,937	388,262
CAD	32,816,000	BBP	07/02/21	USD	27,240,289	(767,233)
CAD	28,813,878	CBNA	07/02/21	USD	23,429,565	(185,068)
CLP	13,098,298,691	CBNA	09/07/21	USD	18,208,014	(403,656)
DKK	2,891,444	CBNA	07/01/21	USD	458,556	2,507
EUR	910,000	BBP	08/17/21	USD	1,103,973	(23,932)
EUR	1,775,000	GSBU	08/17/21	USD	2,121,105	(14,431)
EUR	2,405,000	JPMC	08/17/21	USD	2,874,234	(19,839)
EUR	8,156,000	JPMC	08/17/21	USD	9,983,614	(303,597)
EUR	845,000	UBSA	08/17/21	USD	1,030,432	(27,536)
GBP	1,350,000	JPMC	08/17/21	USD	1,906,457	(38,787)
MXN	474,817,000	GSBU	09/03/21	USD	22,598,173	1,037,704
MYR	1,437,265	GSBU	09/15/21	USD	346,454	(1,302)
PEN	27,163,183	CBNA	07/08/21	USD	6,839,183	218,677
PEN	16,140,384	CBNA	07/13/21	USD	4,185,676	9,901
RUB	224,000	GSBU	07/22/21	USD	2,902	152
RUB	223,964	GSBU	08/20/21	USD	2,989	51
RUB	224,000	GSBU	09/20/21	USD	3,053	(27)

Contracts to Deliver
BRL	158,231,959	CBNA	07/02/21	USD	31,632,473	(180,619)
BRL	158,231,959	GSBU	07/02/21	USD	31,417,047	(396,045)
BRL	270,000,000	JPMC	10/04/21	USD	47,472,527	(6,192,069)
BRL	110,400,000	JPMC	10/04/21	USD	19,410,989	(2,531,868)
BRL	54,200,000	JPMC	10/04/21	USD	9,637,166	(1,135,505)
BRL	32,500,000	JPMC	10/04/21	USD	5,787,037	(672,590)
BRL	29,500,000	JPMC	10/04/21	USD	5,216,622	(646,732)
BRL	21,700,000	JPMC	10/04/21	USD	3,850,795	(462,249)
BRL	29,900,000	JPMC	01/04/22	USD	5,230,473	(625,362)
CAD	61,629,878	BNP	07/02/21	USD	51,011,028	1,293,476
CAD	28,813,878	CBNA	08/03/21	USD	23,429,319	185,197
EUR	101,070,000	GSBU	08/17/21	USD	122,667,638	2,711,859
EUR	11,997,000	JPMC	08/17/21	USD	14,286,781	48,041
GBP	141,092,000	BNP	08/17/21	USD	198,585,664	3,390,666
JPY	309,100,000	JPMC	08/17/21	USD	2,820,874	37,522
KRW	167,742,730	BNP	09/15/21	USD	150,527	1,617
PEN	27,163,183	CBNA	07/08/21	USD	7,483,589	425,729
PEN	16,140,384	CBNA	07/13/21	USD	4,286,158	90,581
PEN	16,140,384	CBNA	07/19/21	USD	4,187,739	(10,129)
PEN	27,163,183	CBNA	07/22/21	USD	6,842,112	(224,549)
PEN	9,642,423	BNP	08/04/21	USD	2,611,000	99,841
PEN	3,445,879	BNP	08/04/21	USD	933,463	36,059
PEN	8,440,445	CBNA	08/04/21	USD	2,322,249	124,118
PEN	20,672,852	CBNA	09/02/21	USD	5,465,683	78,410
PEN	43,078,227	GSBU	09/07/21	USD	11,711,928	486,235
PEN	3,891,605	CBNA	09/20/21	USD	1,049,000	34,973
PEN	7,332,581	GSBU	11/12/21	USD	1,956,242	46,708
PEN	13,145,475	CBNA	12/09/21	USD	3,576,124	153,974
SEK	1,040,000	BNP	08/17/21	USD	124,486	2,913

Net Unrealized Depreciation						$(1,629,303)

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 10 Year Futures	09/21/21	8,389	USD	1,111,542,500	$5,721,953
U.S. Treasury Ultra Long Bond Futures	09/21/21	109	USD	21,002,938	930,793

Futures Contracts—Short
Euro-Bund 10 Year Futures	09/08/21	(43)	EUR	(7,422,230)	(53,586)
Euro-Buxl 30 Year Bond Futures	09/08/21	(106)	EUR	(21,543,440)	(450,089)
U.S. Treasury Long Bond Futures	09/21/21	(486)	USD	(78,124,500)	(2,360,448)
U.S. Treasury Note 5 Year Futures	09/30/21	(440)	USD	(54,309,063)	123,169

Net Unrealized Appreciation					$3,911,792

Purchased Options

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC - 30 Yr. IRS	0.900%	GSBU	1M SONIA	Receive	03/15/22	15,600,000	GBP	15,600,000	$1,648,831	$1,038,718	$(610,113)

OTC Options on Securities	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Put - Uniform Mortgage-Backed Securities 30 Yr. Pool, 2.500%, TBA	JPMC	USD 103.234	08/05/21	13,000,000	USD	13,000,000	$74,141	$48,291	$(25,850)

Written Options

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC-10 Yr. IRS	0.800%	GSBU	1M SONIA	Pay	03/15/22	(42,100,000)	GBP	(42,100,000)	$(1,600,372)	$(1,091,313)	$509,059

OTC Options on Securities	Counterparty	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - Uniform Mortgage-Backed Securities 30 Yr. Pool, 2.000%, TBA	JPMC	USD	101.313	09/07/21	(24,000,000)	USD	(24,000,000)	$(75,000)	$(97,308)	$(22,308)
Call - Uniform Mortgage-Backed Securities 30 Yr. Pool, 2.000%, TBA	GSC	USD	101.023	09/07/21	(19,000,000)	USD	(19,000,000)	(83,125)	(103,645)	(20,520)
Call - Uniform Mortgage-Backed Securities 30 Yr. Pool, 2.000%, TBA .	GSC	USD	101.367	08/05/21	(16,000,000)	USD	(16,000,000)	(53,125)	(44,766)	8,359
Put - Uniform Mortgage-Backed Securities 30 Yr. Pool, 2.000%, TBA	GSC	USD	99.023	09/07/21	(19,000,000)	USD	(19,000,000)	(118,750)	(68,733)	50,017
Put - Uniform Mortgage-Backed Securities 30 Yr. Pool, 2.500%, TBA	JPMC	USD	102.234	08/05/21	(26,000,000)	USD	(26,000,000)	(81,250)	(35,961)	45,289
Put - Ginnie Mae II 30 Yr. Pool, 2.500%, TBA	JPMC	USD	102.234	08/12/21	(13,000,000)	USD	(13,000,000)	(41,641)	(21,213)	20,428

Total								$(452,891)	$(371,626)	$81,265

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1 Day CDI	Maturity	3.345%	Maturity	01/03/22	BRL	20,000,000	$(34,404)	$1,490	$(35,894)
Pay	1 Day CDI	Maturity	3.350%	Maturity	01/03/22	BRL	508,000,000	(863,665)	39,142	(902,807)
Pay	1 Day CDI	Maturity	3.360%	Maturity	01/03/22	BRL	2,382,100,000	(2,099,110)	1,221,974	(3,321,084)
Pay	1 Day CDI	Maturity	3.700%	Maturity	01/03/22	BRL	477,800,000	(668,519)	(57,300)	(611,219)
Pay	1 Day CDI	Maturity	3.978%	Maturity	01/03/22	BRL	196,200,000	(211,564)	—	(211,564)
Pay	3M CDOR	Semi-Annually	1.235%	Semi-Annually	03/04/25	CAD	20,700,000	(2,396)	266,894	(269,290)
Pay	3M LIBOR	Quarterly	2.800%	Semi-Annually	08/22/23	USD	51,400,000	2,693,258	2,851,989	(158,731)
Pay	6M LIBOR	Semi-Annually	0.100%	Semi-Annually	03/20/24	JPY	11,440,000,000	347,036	474,862	(127,826)
Pay	6M LIBOR	Semi-Annually	0.380%	Semi-Annually	06/18/28	JPY	8,820,000,000	1,984,903	2,203,694	(218,791)
Receive	1 Day CDI	Maturity	2.850%	Maturity	01/03/22	BRL	187,600,000	468,450	(79,561)	548,011
Receive	1 Day CDI	Maturity	2.859%	Maturity	01/03/22	BRL	126,000,000	308,624	38,626	269,998
Receive	1 Day CDI	Maturity	2.860%	Maturity	01/03/22	BRL	83,200,000	207,987	27,642	180,345
Receive	1 Day CDI	Maturity	2.860%	Maturity	01/03/22	BRL	68,600,000	170,983	22,543	148,440
Receive	1 Day CDI	Maturity	2.870%	Maturity	01/03/22	BRL	41,700,000	102,203	12,813	89,390
Receive	1 Day CDI	Maturity	2.871%	Maturity	01/03/22	BRL	68,000,000	166,090	20,601	145,489
Receive	1 Day CDI	Maturity	2.883%	Maturity	01/03/22	BRL	47,000,000	112,634	13,088	99,546
Receive	12M SONIA	Annually	0.750%	Annually	09/15/51	GBP	79,700,000	2,341,467	3,858,605	(1,517,138)
Receive	6M LIBOR	Semi-Annually	0.300%	Semi-Annually	03/18/26	JPY	300,000,000	(39,540)	(45,742)	6,202
Receive	6M LIBOR	Semi-Annually	0.300%	Semi-Annually	09/20/27	JPY	6,210,000,000	(1,012,592)	(1,148,408)	135,816
Receive	6M LIBOR	Semi-Annually	0.350%	Semi-Annually	03/17/51	JPY	608,000,000	245,585	332,154	(86,569)
Receive	6M LIBOR	Semi-Annually	0.450%	Semi-Annually	03/20/29	JPY	2,390,000,000	(688,283)	(752,637)	64,354
Receive	6M LIBOR	Semi-Annually	0.520%	Semi-Annually	03/16/51	JPY	542,000,000	(17,857)	—	(17,857)
Receive	6M LIBOR	Semi-Annually	0.538%	Semi-Annually	03/15/51	JPY	1,658,910,000	(129,411)	(15,999)	(113,412)
Receive	6M LIBOR	Semi-Annually	0.557%	Semi-Annually	03/17/51	JPY	1,830,000,000	(233,037)	—	(233,037)
Receive	6M LIBOR	Semi-Annually	0.570%	Semi-Annually	03/19/51	JPY	589,000,000	(95,435)	—	(95,435)
Receive	6M LIBOR	Semi-Annually	0.572%	Semi-Annually	04/07/51	JPY	260,000,000	(42,918)	—	(42,918)
Receive	6M LIBOR	Semi-Annually	0.785%	Semi-Annually	11/12/38	JPY	870,000,000	(675,309)	(695,869)	20,560
Receive	6M LIBOR	Semi-Annually	0.800%	Semi-Annually	10/22/38	JPY	570,000,000	(455,679)	(469,745)	14,066

Totals								$1,879,501	$8,120,856	$(6,241,355)

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.35.V1	(5.000%)	Quarterly	12/20/25	2.547%	USD	4,100,000	$(415,281)	$(329,422)	$(85,859)
CDX.NA.HY.36 V1	(5.000%)	Quarterly	06/20/26	2.735%	USD	7,800,000	(795,896)	(716,022)	(79,874)

Totals							$(1,211,177)	$(1,045,444)	$(165,733)

Centrally Cleared Credit Default Swaps on Credit Indices and Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.IG.35.V1	1.000%	Quarterly	12/20/25	0.427%	USD	11,600,000	$292,552	$240,351	$52,201
CDX.NA.IG.36.V1	1.000%	Quarterly	06/20/26	0.478%	USD	58,300,000	1,480,528	1,294,642	185,886
General Electric Co. 2.700%, due 10/09/22	1.000%	Quarterly	12/20/23	0.360%	USD	4,800,000	76,090	58,216	17,874
General Electric Co. 2.700%, due 10/09/22	1.000%	Quarterly	06/20/24	0.418%	USD	2,900,000	50,045	34,493	15,552
General Electric Co. 2.700%, due 10/09/22	1.000%	Quarterly	06/20/26	0.710%	USD	4,700,000	65,560	49,570	15,990
ITRX.EUR.34.V1	1.000%	Quarterly	12/20/25	0.396%	EUR	49,200,000	1,590,377	1,320,738	269,639
ITRX.EUR.35.V1	1.000%	Quarterly	06/20/26	0.468%	EUR	57,000,000	1,794,590	1,666,599	127,991
ITRX.EUR.XOVER 35.V1	5.000%	Quarterly	06/20/26	2.318%	EUR	99,700,000	14,660,610	12,881,148	1,779,462
Rolls Royce plc 2.125%, due 06/18/21	1.000%	Quarterly	06/20/24	1.770%	EUR	6,200,000	(164,478)	(360,710)	196,232

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Centrally Cleared Credit Default Swaps on Credit Indices and Corporate Issues—Sell Protection (d)—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2021(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Rolls Royce plc 2.125%, due 06/18/21	1.000%	Quarterly	12/20/24	1.921%	EUR	5,000,000	$(183,382)	$(365,727)	$182,345
Tesco plc 6.000%, due 12/14/29	1.000%	Quarterly	06/20/22	0.142%	EUR	12,900,000	129,696	123,837	5,859

Totals							$19,792,188	$16,943,157	$2,849,031

OTC Credit Default Swaps on Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2021(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Republic of South Africa 5.500%, due 03/09/20	1.000%	Quarterly	06/20/24	GSI	1.204%	USD	14,280,000	$(85,835)	$(338,010)	$252,175
Russian Federation 7.500%, due 03/31/30	1.000%	Quarterly	12/20/24	GSI	0.579%	USD	11,900,000	173,485	51,061	122,424
Russian Federation 7.500%, due 03/31/30	1.000%	Quarterly	12/20/24	JPMC	0.579%	USD	300,000	4,373	987	3,386

Totals								$92,023	$(285,962)	$377,985

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(CBNA)—	Citibank N.A.
(GSBU)—	Goldman Sachs Bank USA
(GSC)—	Goldman Sachs & Co.
(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(UBSA)—	UBS AG

Currencies

(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CLP)—	Chilean Peso
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(PEN)—	Peruvian Nuevo Sol
(RUB)—	Russian Ruble
(SEK)—	Swedish Krona
(USD)—	United States Dollar

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Glossary of Abbreviations—(Continued)

Index Abbreviations

(CDI)—	Brazil Interbank Deposit Rate
(CDOR)—	Canadian Dollar Offered Rate
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(COFI)—	11th District Cost of Fund Index
(EURIBOR)—	Euro InterBank Offered Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(ITRX.EUR)—	Markit iTraxx Europe CDS Index
(ITRX.EUR.XOVER)—	Markit iTraxx Europe Crossover CDS Index
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(PRIME)—	U.S. Federal Reserve Prime Rate
(SOFR)—	Secured Overnight Financing Rate
(SONIA)—	Sterling Overnight Index Average Deposit Rate
(UKG)—	United Kingdom Gilts

Other Abbreviations

(ACES)—	Alternative Credit Enhancement Securities
(ARM)—	Adjustable-Rate Mortgage
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(IRS)—	Interest Rate Swap
(REMIC)—	Real Estate Mortgage Investment Conduit

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$2,060,489,130	$—	$2,060,489,130
Total Corporate Bonds & Notes*	—	1,730,177,402	—	1,730,177,402
Total Asset-Backed Securities*	—	632,237,883	—	632,237,883
Total Mortgage-Backed Securities*	—	586,625,712	—	586,625,712
Total Foreign Government*	—	245,277,930	—	245,277,930
Total Municipals*	—	51,774,687	—	51,774,687
Total Preferred Stock*	—	—	43,509,269	43,509,269
Floating Rate Loans
Investment Companies	—	—	8,728,818	8,728,818
Media	—	5,225,802	—	5,225,802
Total Floating Rate Loans	—	5,225,802	8,728,818	13,954,620
Total Short-Term Investments*	—	756,415,668	—	756,415,668
Purchased Options
Interest Rate Swaptions at Value	—	1,038,718	—	1,038,718
OTC Options on Securities at Value	—	48,291	—	48,291
Total Purchased Options	—	1,087,009	—	1,087,009
Total Investments	$—	$6,069,311,223	$52,238,087	$6,121,549,310

TBA Forward Sales Commitments	$—	$(108,216,864)	$—	$(108,216,864)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$13,233,822	$—	$13,233,822
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(14,863,125)	—	(14,863,125)
Total Forward Contracts	$—	$(1,629,303)	$—	$(1,629,303)

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$6,775,915	$—	$—	$6,775,915
Futures Contracts (Unrealized Depreciation)	(2,864,123)	—	—	(2,864,123)
Total Futures Contracts	$3,911,792	$—	$—	$3,911,792
Written Options
Interest Rate Swaptions at Value	$—	$(1,091,313)	$—	$(1,091,313)
OTC Options on Securities at Value	—	(371,626)	—	(371,626)
Total Written Options	$—	$(1,462,939)	$—	$(1,462,939)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$4,571,248	$—	$4,571,248
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(8,129,305)	—	(8,129,305)
Total Centrally Cleared Swap Contracts	$—	$(3,558,057)	$—	$(3,558,057)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$177,858	$—	$177,858
OTC Swap Contracts at Value (Liabilities)	—	(85,835)	—	(85,835)
Total OTC Swap Contracts	$—	$92,023	$—	$92,023

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2021 is not presented.

See accompanying notes to financial statements.

BHFTI-25

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a)	$6,121,549,310
Cash denominated in foreign currencies (b)	19,324,241
Cash collateral (c)	5,191,000
OTC swap contracts at market value (d)	177,858
Unrealized appreciation on forward foreign currency exchange contracts	13,233,822
Receivable for:
TBA securities sold (e)	1,289,236,696
Fund shares sold	1,564,003
Interest	25,066,547
Variation margin on futures contracts	5,098,486
Interest on OTC swap contracts	25,268
Other assets	4,461

Total Assets	7,480,471,692
Liabilities
Due to custodian	6,608,558
Written options at value (f)	1,462,939
TBA Forward sales commitments, at value	108,216,864
OTC swap contracts at market value (g)	85,835
Cash collateral (h)	15,419,000
Unrealized depreciation on forward foreign currency exchange contracts	14,863,125
Payables for:
Investments purchased	62,879,112
TBA securities purchased (e)	1,865,422,307
Fund shares redeemed	1,151,788
Variation margin on centrally cleared swap contracts	131,044
Interest on OTC swap contracts	15,758
Accrued Expenses:
Management fees	1,938,070
Distribution and service fees	581,795
Deferred trustees’ fees	182,883
Other expenses	652,482

Total Liabilities	2,079,611,560

Net Assets	$5,400,860,132

Net Assets Consist of:
Paid in surplus	$5,298,030,592
Distributable earnings (Accumulated losses)	102,829,540

Net Assets	$5,400,860,132

Net Assets
Class A	$2,540,978,156
Class B	2,825,672,537
Class E	34,209,439
Capital Shares Outstanding*
Class A	218,518,154
Class B	247,738,705
Class E	2,967,563
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.63
Class B	11.41
Class E	11.53

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $5,950,558,635.
(b)	Identified cost of cash denominated in foreign currencies was $19,400,486.
(c)	Includes collateral of $2,824,000 for futures contracts and $2,367,000 for centrally cleared swap contracts.
(d)	Net premium paid on OTC swap contracts was $52,048.
(e)	Included within TBA securities sold is $145,507,844 related to TBA forward sale commitments and included within TBA securities purchased is $37,468,213 related to TBA forward sale commitments.
(f)	Premiums received on written options were $2,053,263.
(g)	Net premium received on OTC swap contracts was $338,010.
(h)	Includes collateral of $13,300,000 for OTC swap contracts and forward foreign currency exchange contracts and $2,119,000 for TBAs.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends	$1,438,573
Interest (a)	64,513,735

Total investment income	65,952,308
Expenses
Management fees	12,622,146
Administration fees	94,740
Custodian and accounting fees	248,122
Distribution and service fees—Class B	3,454,381
Distribution and service fees—Class E	25,731
Interest expense	2,873
Audit and tax services	64,208
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	78,854
Insurance	18,744
Miscellaneous	17,946

Total expenses	16,679,145
Less management fee waiver	(1,082,649)

Net expenses	15,596,496

Net Investment Income	50,355,812

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	1,367,646
Futures contracts	(13,378,704)
Written options	921,391
Swap contracts	6,989,422
Foreign currency transactions	3,480,446
Forward foreign currency transactions	(21,785,278)

Net realized gain (loss)	(22,405,077)

Net change in unrealized appreciation (depreciation) on:
Investments	(117,070,918)
Purchased options	(635,963)
Futures contracts	3,373,698
Written options	566,495
Swap contracts	6,624,343
Foreign currency transactions	(270,145)
Forward foreign currency transactions	16,932,658

Net change in unrealized appreciation (depreciation)	(90,479,832)

Net realized and unrealized gain (loss)	(112,884,909)

Net Increase (Decrease) in Net Assets From Operations	$(62,529,097)

(a)	Net of foreign withholding taxes of $5,900.

See accompanying notes to financial statements.

BHFTI-26

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$50,355,812	$115,305,710
Net realized gain (loss)	(22,405,077)	187,884,688
Net change in unrealized appreciation (depreciation)	(90,479,832)	116,257,421

Increase (decrease) in net assets from operations	(62,529,097)	419,447,819

From Distributions to Shareholders
Class A	(154,457,677)	(96,668,126)
Class B	(168,855,624)	(96,397,369)
Class E	(2,050,738)	(1,353,571)

Total distributions	(325,364,039)	(194,419,066)

Increase (decrease) in net assets from capital share transactions	563,393,412	(215,440,719)

Total increase (decrease) in net assets	175,500,276	9,588,034

Net Assets
Beginning of period	5,225,359,856	5,215,771,822

End of period	$5,400,860,132	$5,225,359,856

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	13,352,876	$165,543,257	5,094,510	$62,990,536
Reinvestments	13,372,959	154,457,677	7,962,778	96,668,126
Redemptions	(1,722,495)	(21,115,121)	(29,718,872)	(367,338,656)

Net increase (decrease)	25,003,340	$298,885,813	(16,661,584)	$(207,679,994)

Class B
Sales	16,772,639	$202,298,113	30,165,702	$365,653,642
Reinvestments	14,903,409	168,855,624	8,087,028	96,397,369
Redemptions	(8,987,660)	(107,728,456)	(38,776,789)	(468,706,214)

Net increase (decrease)	22,688,388	$263,425,281	(524,059)	$(6,655,203)

Class E
Sales	69,524	$846,430	229,987	$2,810,488
Reinvestments	179,103	2,050,738	112,423	1,353,571
Redemptions	(149,585)	(1,814,850)	(431,093)	(5,269,581)

Net increase (decrease)	99,042	$1,082,318	(88,683)	$(1,105,522)

Increase (decrease) derived from capital shares transactions		$563,393,412		$(215,440,719)

See accompanying notes to financial statements.

BHFTI-27

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.53		$12.00	$11.39	$11.57	$11.32	$11.32

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.12		0.29	0.35	0.29	0.25	0.31
Net realized and unrealized gain (loss)	(0.26)		0.75	0.63	(0.29)	0.29	0.01

Total income (loss) from investment operations	(0.14)		1.04	0.98	0.00	0.54	0.32

Less Distributions
Distributions from net investment income	(0.25)		(0.51)	(0.37)	(0.18)	(0.23)	(0.32)
Distributions from net realized capital gains	(0.51)		0.00	0.00	0.00	(0.06)	0.00

Total distributions	(0.76)		(0.51)	(0.37)	(0.18)	(0.29)	(0.32)

Net Asset Value, End of Period	$11.63		$12.53	$12.00	$11.39	$11.57	$11.32

Total Return (%) (b)	(1.13	)(c)	8.82	8.69	0.03	4.77	2.85

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50	(d)	0.59	0.86	0.74	0.56	0.53
Gross ratio of expenses to average net assets excluding interest expense (%)	0.50	(d)	0.51	0.51	0.51	0.51	0.50
Net ratio of expenses to average net assets (%) (e)(f)	0.46	(d)	0.55	0.82	0.70	0.52	0.50
Net ratio of expenses to average net assets excluding interest expense (%) (e)(f)	0.46	(d)	0.47	0.46	0.47	0.46	0.47
Ratio of net investment income (loss) to average net assets (%)	2.05	(d)	2.38	2.99	2.53	2.16	2.68
Portfolio turnover rate (%)	194	(c)(g)	504 (g)	582 (g)	608 (g)	583 (g)	466 (g)
Net assets, end of period (in millions)	$2,541.0		$2,424.1	$2,522.9	$2,560.0	$2,813.8	$2,747.6

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.29		$11.78	$11.18	$11.36	$11.12	$11.12

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.11		0.26	0.32	0.25	0.22	0.27
Net realized and unrealized gain (loss)	(0.26)		0.73	0.62	(0.28)	0.28	0.02

Total income (loss) from investment operations	(0.15)		0.99	0.94	(0.03)	0.50	0.29

Less Distributions
Distributions from net investment income	(0.22)		(0.48)	(0.34)	(0.15)	(0.20)	(0.29)
Distributions from net realized capital gains	(0.51)		0.00	0.00	0.00	(0.06)	0.00

Total distributions	(0.73)		(0.48)	(0.34)	(0.15)	(0.26)	(0.29)

Net Asset Value, End of Period	$11.41		$12.29	$11.78	$11.18	$11.36	$11.12

Total Return (%) (b)	(1.22	)(c)	8.51	8.46	(0.23)	4.50	2.61

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	(d)	0.84	1.11	0.99	0.81	0.78
Gross ratio of expenses to average net assets excluding interest expense (%)	0.75	(d)	0.76	0.76	0.76	0.76	0.75
Net ratio of expenses to average net assets (%) (e)(f)	0.71	(d)	0.80	1.07	0.95	0.77	0.75
Net ratio of expenses to average net assets excluding interest expense (%) (e)(f)	0.71	(d)	0.72	0.71	0.72	0.71	0.72
Ratio of net investment income (loss) to average net assets (%)	1.80	(d)	2.13	2.74	2.28	1.91	2.42
Portfolio turnover rate (%)	194	(c)(g)	504 (g)	582 (g)	608 (g)	583 (g)	466 (g)
Net assets, end of period (in millions)	$2,825.7		$2,765.6	$2,657.6	$2,723.8	$3,091.0	$3,071.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-28

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.42		$11.90	$11.29	$11.47	$11.22	$11.22

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.11		0.27	0.33	0.27	0.23	0.29
Net realized and unrealized gain (loss)	(0.26)		0.74	0.63	(0.29)	0.29	0.01

Total income (loss) from investment operations	(0.15)		1.01	0.96	(0.02)	0.52	0.30

Less Distributions
Distributions from net investment income	(0.23)		(0.49)	(0.35)	(0.16)	(0.21)	(0.30)
Distributions from net realized capital gains	(0.51)		0.00	0.00	0.00	(0.06)	0.00

Total distributions	(0.74)		(0.49)	(0.35)	(0.16)	(0.27)	(0.30)

Net Asset Value, End of Period	$11.53		$12.42	$11.90	$11.29	$11.47	$11.22

Total Return (%) (b)	(1.21	)(c)	8.63	8.59	(0.14)	4.64	2.69

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	(d)	0.74	1.01	0.89	0.71	0.68
Gross ratio of expenses to average net assets excluding interest expense (%)	0.65	(d)	0.66	0.66	0.66	0.66	0.65
Net ratio of expenses to average net assets (%) (e)(f)	0.61	(d)	0.70	0.97	0.85	0.67	0.65
Net ratio of expenses to average net assets excluding interest expense (%) (e)(f)	0.61	(d)	0.62	0.61	0.62	0.61	0.62
Ratio of net investment income (loss) to average net assets (%)	1.90	(d)	2.23	2.84	2.38	2.01	2.52
Portfolio turnover rate (%)	194	(c)(g)	504 (g)	582 (g)	608 (g)	583 (g)	466 (g)
Net assets, end of period (in millions)	$34.2		$35.6	$35.2	$35.7	$41.8	$44.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for the six months ended June 30, 2021 and each of the years ended December 31, 2020, 2019, 2018 and 2017 (see Note 6 of the Notes to Financial Statements).
(g)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 15%, 34%, 26%, 53%, 75%, and 34% for the six months ended June 30, 2021 and the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively.

See accompanying notes to financial statements.

BHFTI-29

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is PIMCO Total Return Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

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Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

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Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include

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Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same

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Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its Custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that: (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short: and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The proceeds received from a short sale are recorded as a liability. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At June 30, 2021, the Portfolio had a payment of $6,608,558 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at June 30, 2021. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at June 30, 2021. The Portfolio’s average overdraft advances during the six months ended June 30, 2021 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the

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Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $72,281,030, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its Custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities. There were no outstanding reverse repurchase agreements as of June 30, 2021.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the six months ended June 30, 2021, the Portfolio entered into secured borrowing transactions involving U.S. Treasury and Federal Agency securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop,” is included in net investment income. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may also receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The cost of the secured borrowing transaction is recorded as interest expense over the term of the borrowing. The agreed-upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the six months ended June 30, 2021, the Portfolio had an outstanding secured borrowing transaction balance for 75 days. For the six months ended June 30, 2021, the Portfolio’s average amount of borrowings was $47,613,833 and the weighted average interest rate was (0.173)% during the 75 day period. There were no outstanding borrowings as of June 30, 2021.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange

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contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio

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realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

An Option on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for

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the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2021, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and

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(4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$1,038,718
	Unrealized appreciation on centrally cleared swap contracts (b) (c)	1,722,217	Unrealized depreciation on centrally cleared swap contracts (b) (c)	$7,963,572
	Unrealized appreciation on futures contracts (c) (d)	6,775,915	Unrealized depreciation on futures contracts (c) (d)	2,864,123
			Written options at value	1,091,313
Credit	Investments at market value (a)	48,291
	OTC swap contracts at market value (e)	177,858	OTC swap contracts at market value (e)	85,835
	Unrealized appreciation on centrally cleared swap contracts (b) (c)	2,849,031	Unrealized depreciation on centrally cleared swap contracts (b) (c)	165,733
			Written options at value	371,626
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	13,233,822	Unrealized depreciation on forward foreign currency exchange contracts	14,863,125

Total		$25,845,852		$27,405,327

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(c)	Financial instrument not subject to a master netting agreement.
(d)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(e)	Excludes OTC swap interest receivable of $25,268 and OTC swap interest payable of $15,758.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2021.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
BNP Paribas S.A.	$4,824,572	$—	$(4,690,000)	$134,572
Citibank N.A.	3,472,097	(1,004,021)	(2,468,076)	—
Goldman Sachs Bank USA	5,890,308	(1,503,118)	(3,930,000)	457,190
Goldman Sachs International	173,485	(85,835)	—	87,650
JPMorgan Chase Bank N.A.	138,227	(138,227)	—	—

	$14,498,689	$(2,731,201)	$(11,088,076)	$679,412

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2021.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$791,165	$—	$(561,970)	$229,195
Citibank N.A.	1,004,021	(1,004,021)	—	—
Goldman Sachs & Co.	217,144	—	—	217,144
Goldman Sachs Bank USA	1,503,118	(1,503,118)	—	—
Goldman Sachs International	85,835	(85,835)	—	—

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Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
JPMorgan Chase Bank N.A.	$12,783,080	$(138,227)	$(12,644,853)	$—
UBS AG	27,536	—	—	27,536

	$16,411,899	$(2,731,201)	$(13,206,823)	$473,875

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(21,785,278)	$(21,785,278)
Futures contracts	(13,378,704)	—	—	(13,378,704)
Swap contracts	2,326,572	4,662,850	—	6,989,422
Written options	—	921,391	—	921,391

	$(11,052,132)	$5,584,241	$(21,785,278)	$(27,253,169)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$(610,113)	$(25,850)	$—	$(635,963)
Forward foreign currency transactions	—	—	16,932,658	16,932,658
Futures contracts	3,373,698	—	—	3,373,698
Swap contracts	5,437,100	1,187,243	—	6,624,343
Written options	509,059	57,436	—	566,495

	$8,709,744	$1,218,829	$16,932,658	$26,861,231

For the six months ended June 30, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$34,692,186
Forward foreign currency transactions	811,274,557
Futures contracts long	836,971,226
Futures contracts short	(195,764,629)
Swap contracts	2,030,645,312
Written options	(162,174,425)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the

BHFTI-40

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts.

BHFTI-41

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$10,024,411,997	$581,584,210	$10,679,995,559	$697,498,452

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2021 were as follows:

Purchases	Sales
$9,911,473,359	$10,417,858,421

BHFTI-42

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$12,622,146	0.500%	First $1.2 billion
	0.475%	Over $1.2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pacific Investment Management Company LLC (“the Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022 to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$1 billion to $3 billion
0.050%	Over $3 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 were $817,097 and are included in the total amount shown as management fee waiver in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $265,552 was waived in the aggregate for the six months ended June 30, 2021 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in

BHFTI-43

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$5,920,478,004

Gross unrealized appreciation	266,989,209
Gross unrealized depreciation	(150,660,900)

Net unrealized appreciation (depreciation)	$116,328,309

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$194,419,066	$157,834,789	$—	$—	$194,419,066	$157,834,789

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$231,414,377	$51,145,308	$208,336,754	$—	$490,896,439

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

During the year ended December 31, 2020, the Portfolio utilized accumulated long-term capital losses of $5,355,348.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-44

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-45

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Managed by Schroders Investment Management North Americas Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class B shares of the Schroders Global Multi-Asset Portfolio returned 6.73%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 7.26%.

MARKET ENVIRONMENT / CONDITIONS

At the start of the year, investor optimism appeared to be founded on recovery in economic growth driven by the COVID-19 vaccine deployment and substantial amounts of both monetary and fiscal stimulus. From a market perspective, the first quarter largely played out in accordance with these views. Equities gained ground globally, while bond yields and inflation expectations rose. In the U.S., where equities gained, President Biden confirmed a fiscal stimulus package of $1.9 trillion. This was followed up with an additional promise of $2 trillion in infrastructure spending. Across developed markets, sectors that fared poorly in 2020, such as Energy and Financials, made strong gains. Emerging market equities also registered a positive return, despite a slow vaccine rollout and a pickup in COVID-19 cases, and with the U.S. dollar strength acting as a headwind. The first quarter of 2021 was the second worst quarter since 1980 for U.S. Treasuries. The steepening yield curve (the lowering of the rates at the front end and the increase at the long end) reflected rising growth expectations. As an asset class, commodities rallied strongly in spite of the stronger U.S. dollar. Energy was the best-performing index component of the S&P GSCI Index while precious metals sharply declined.

The outlook for the global economic recovery continued to gain momentum during the second quarter. This raised questions over the timing of policy support withdrawal from the major central banks. Equities registered strong performance in this environment. In the U.S., headline inflation climbed more than expected from the previous year to 5%, with the focus on the timing of tapering from the Federal Reserve (the “Fed”) subsequently intensifying. Despite a more hawkish tilt at the June Federal Open Market Committee meeting, it subsequently eased fears that policy would be tightened more quickly than expected. In Europe, we saw a strong corporate earnings season and an acceleration in the pace of the vaccine rollout. Emerging market equities also strengthened despite the sell-off in May following the U.S. inflation print. U.S. Treasury yields declined over the second quarter, reversing a good deal of the sharp rise at the start of the year. Corporate bonds performed well with high yield debt as a notable beneficiary of the economic recovery story. As the recovery gathered pace, demand for commodities continued during the second quarter with energy continuing to perform well.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio aims to capture global growth opportunities while protecting against market volatility. The Portfolio combines active strategies, for longer-term strategic exposures, and passive components, to facilitate rapid implementation of thematic and tactical views in a cost-effective way. The portfolio managers seek to pre-emptively manage risk in its strategic exposures through forward-looking market views, complemented by a volatility management strategy aiming to cap Portfolio volatility at 10% over 12-month periods. The Portfolio employs an interest rate swap (“IRS”) overlay to improve diversification and balance the sources of risk through utilizing U.S. Treasury 10-year interest rate swaps.

The Portfolio underperformed the Dow Jones Moderate Portfolio Index over the six-month period, ended June 30, 2021. The main headwind to performance was the IRS overlay. During the first quarter of the year, the IRS overlay detracted meaningfully as interest rates rose. This was amid the swift rollout of COVID-19 vaccinations, particularly in the U.S. and the U.K., and with the expectation of the U.S. economic stimulus. During the second quarter of the year, the trend reversed, and the IRS overlay was a key contributor, yet this was not enough to offset the earlier losses. The volatility management strategy was also a detractor. The volatility hedge in the Portfolio was scaled down throughout January and early February to 0%, however the volatility cap was reactivated from the 5th through the 19th of March, during which time equity markets rose. From March 20th onwards, the volatility cap was not active and therefore did not impact performance.

In terms of asset allocation, the Portfolio benefited from being consistently overweight developed market equities versus the benchmark. Being underweight emerging market equities was also favorable. Equity security selection was also positive over the six-month period, mainly within Europe, Canada and Asia Pacific. Within North America, equity security selection slightly detracted. This was a consequence of stock picking in the first quarter however we added value back during the second quarter, with a tactical short U.S. small cap equity trade. Within fixed income, asset allocation was positive, having been underweight in the earlier months of the year. Being underweight international bonds relative to the benchmark was favorable. Underlying security selection within fixed income was a positive contributor, again led by the international component. We were underweight cash which aided relative performance. This was however partly offset by our tactical currency forwards which detracted overall.

In terms of our asset allocation positioning during the period, the Portfolio was consistently overweight equities since the start of the year. During the first quarter of 2021, the focus was tactically adding to cyclical and value sectors, notably Financials and Energy, to benefit from the overarching reflationary theme. We reduced emerging market equity exposure and added to the U.S., Europe and Japan. We were broadly neutral investment grade credit, with the short government bond exposure to fund the equity overweight. We were long the U.S. dollar to balance risks being taken within our equities. Two other tactical currency trades were introduced; long sterling vs. euro, and long ruble vs. U.S. dollar.

BHFTI-1

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Managed by Schroders Investment Management North Americas Inc.

Portfolio Manager Commentary*—(Continued)

During the second quarter, we maintained our equity overweight with valuations still supported by corporate earnings. We did, however, dial down the pro-cyclical, pro-value tilt with the spread in the COVID-19 Delta variant heightening the risk of an elongated economic recovery, and the value cycle interrupted by falling interest rates in the near term. A short U.S. small cap equity trade was introduced and the long energy position was closed. Japanese and U.K. equity weights were both lowered, while European and emerging market equities were bolstered. Investment grade credit exposure was reduced to 37% of the total Portfolio. Credit valuations have become very expensive across developed markets, especially in the U.S., leaving the markets vulnerable to shifts in sentiment and technical factors. We remained underweight duration, through a short 10-year U.S. Treasury position. On the currency side, we added a long U.S. dollar vs. Australian dollar trade in April to hedge against a turn in market sentiment. In June, following the Fed’s hawkish turn, we added two more long U.S. dollar trades (vs. sterling and euro). We also broadened our emerging market foreign exchange exposure, adding to the Brazilian real (vs. U.S. dollar) and Mexican dollar (vs. Canadian dollar).

The Portfolio primarily used derivative instruments to adjust equity, fixed income, currency and interest rate exposures. The derivative positions performed in line with expectations and facilitated the Portfolio’s overall performance by providing a cost-effective and liquid approach to gaining the desired market exposure versus implementation via physical instruments.

As of June 30, 2021, the Portfolio was overweight equities and underweight fixed income. The Portfolio’s allocation to developed equities was 61.4% and the allocation to investment grade bonds was 36.9%. We held approximately 2.9% in opportunistic asset classes, specifically, emerging market equities and high yield debt. The Portfolio’s cash level was 3.5% as of the end of June. The volatility cap was not active at the end of the period. The volatility of the Portfolio’s positioning as of the end of the period was less than 10% per year.

Johanna Kyrklund

Michael Hodgson

Portfolio Managers

Schroder Investment Management North America Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-2

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	Since Inception[1]
Schroders Global Multi-Asset Portfolio
Class B	6.73	15.56	6.77	6.86
Dow Jones Moderate Portfolio Index	7.26	24.96	9.90	8.36

1 Inception date of the Class B shares is 4/23/2012. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Equity Sectors

% of Net Assets
Information Technology	9.9
Health Care	5.8
Financials	5.7
Consumer Discretionary	5.4
Industrials	4.4

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	36.3

BHFTI-3

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Schroders Global Multi-Asset Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class B (a)	Actual	0.93%	$1,000.00	$1,067.30	$4.77
	Hypothetical*	0.93%	$1,000.00	$1,020.18	$4.66

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—43.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.3%
Airbus SE (a)	4,048	$521,303
Babcock International Group plc (a)	16,888	67,770
BAE Systems plc	30,712	222,035
Boeing Co. (The) (a)	3,405	815,702
Curtiss-Wright Corp.	1,108	131,586
General Dynamics Corp.	2,783	523,928
HEICO Corp.	738	102,892
L3Harris Technologies, Inc.	1,686	364,429
Lockheed Martin Corp.	1,481	560,336
Meggitt plc (a)	8,628	55,168
Moog, Inc. - Class A	659	55,395
Northrop Grumman Corp.	1,023	371,789
Raytheon Technologies Corp.	10,452	891,660
Safran S.A.	2,293	318,141
TransDigm Group, Inc. (a) (b)	503	325,587
Ultra Electronics Holdings plc	3,814	120,925

		5,448,646

Air Freight & Logistics—0.3%
Atlas Air Worldwide Holdings, Inc. (a)	932	63,479
DSV Panalpina A/S	3,602	839,826
FedEx Corp.	2,575	768,200
InPost S.A. (a)	4,102	82,412
Royal Mail plc (a)	16,226	129,769
United Parcel Service, Inc. - Class B	9,130	1,898,766
XPO Logistics, Inc. (a)	3,902	545,851

		4,328,303

Airlines—0.1%
Southwest Airlines Co. (a)	27,197	1,443,889

Auto Components—0.1%
Aisin Corp.	5,300	226,542
BorgWarner, Inc.	3,585	174,016
Faurecia SE	3,795	186,383
Gentex Corp.	7,717	255,356
JTEKT Corp.	8,400	86,075
Lear Corp.	795	139,348
Magna International, Inc.	2,494	230,910
NGK Spark Plug Co., Ltd.	7,200	106,631
Sumitomo Electric Industries, Ltd.	11,000	162,210
Sumitomo Rubber Industries, Ltd.	6,600	91,043
Toyo Tire Corp.	3,500	73,943

		1,732,457

Automobiles—0.7%
Bayerische Motoren Werke AG	1,671	177,018
Daimler AG	14,860	1,327,448
Ford Motor Co. (a)	98,180	1,458,955
General Motors Co. (a)	10,685	632,231
Honda Motor Co., Ltd.	34,500	1,106,053
Isuzu Motors, Ltd.	15,900	210,893
Kia Corp.	2,512	199,916
Mazda Motor Corp. (a)	19,700	185,037
Stellantis NV (Milan-Traded Shares)	15,691	309,578
Subaru Corp.	5,800	114,373

Automobiles—(Continued)
Suzuki Motor Corp.	4,400	186,106
Tesla, Inc. (a)	5,799	3,941,580
Toyota Motor Corp.	17,500	1,527,708
Yadea Group Holdings, Ltd.	36,000	77,434
Yamaha Motor Co., Ltd.	7,300	198,345

		11,652,675

Banks—2.6%
ABN AMRO Bank NV (a)	12,775	154,211
Australia & New Zealand Banking Group, Ltd.	30,061	633,225
Banco Bilbao Vizcaya Argentaria S.A. (a)	20,347	126,586
Banco Santander S.A. (a)	205,501	783,509
Bank of America Corp.	64,992	2,679,620
Bank of Kyoto, Ltd. (The)	1,500	67,792
Bank of Montreal	7,709	790,179
Bank of Nova Scotia (The)	10,185	662,403
Bank OZK (b)	3,341	140,856
Barclays plc	343,669	815,089
BNP Paribas S.A.	15,727	984,889
Citigroup, Inc.	22,751	1,609,633
Commonwealth Bank of Australia	14,103	1,054,666
Danske Bank A/S	5,258	92,436
Erste Group Bank AG	12,331	452,020
Fifth Third Bancorp	6,931	264,972
First BanCorp/Puerto Rico	9,151	109,080
First Republic Bank	15,158	2,837,123
Hang Seng Bank, Ltd.	7,900	157,717
HSBC Holdings plc	222,705	1,285,186
HSBC Holdings plc (Hong Kong Traded Shares)	32,000	184,412
Huntington Bancshares, Inc.	18,845	268,918
ING Groep NV	70,462	932,189
Intesa Sanpaolo S.p.A.	159,846	441,184
Japan Post Bank Co., Ltd.	9,800	82,085
JPMorgan Chase & Co.	55,952	8,702,774
KeyCorp	6,896	142,402
Lloyds Banking Group plc (a)	995,922	644,272
Mitsubishi UFJ Financial Group, Inc.	220,100	1,188,178
Mizuho Financial Group, Inc.	51,190	721,299
National Australia Bank, Ltd.	31,753	623,234
Natwest Group plc	79,143	222,383
Nordea Bank Abp	25,192	280,305
Oversea-Chinese Banking Corp., Ltd.	28,100	249,913
PNC Financial Services Group, Inc. (The)	5,059	965,055
Powszechna Kasa Oszczednosci Bank Polski S.A. (a)	6,717	66,667
Raiffeisen Bank International AG	4,975	112,568
Regions Financial Corp.	7,600	153,368
Resona Holdings, Inc.	22,100	84,722
Royal Bank of Canada	9,392	951,550
Societe Generale S.A.	16,845	496,030
Standard Chartered plc	84,339	537,367
Sumitomo Mitsui Financial Group, Inc.	9,900	340,706
Toronto-Dominion Bank (The)	14,404	1,009,419
Truist Financial Corp.	19,237	1,067,653
U.S. Bancorp	37,656	2,145,262
UniCredit S.p.A.	39,027	459,927
United Overseas Bank, Ltd.	11,500	221,150

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
Wells Fargo & Co.	38,679	$1,751,772
Westpac Banking Corp.	31,426	605,579

		41,353,535

Beverages—0.7%
Anheuser-Busch InBev S.A.	6,322	455,274
Boston Beer Co., Inc. (The) - Class A (a)	123	125,558
Britvic plc	9,207	119,453
Coca-Cola Co. (The)	54,775	2,963,875
Diageo plc	41,654	1,996,206
Monster Beverage Corp. (a)	7,747	707,689
PepsiCo, Inc.	28,609	4,238,996

		10,607,051

Biotechnology—0.8%
AbbVie, Inc.	24,376	2,745,713
Alexion Pharmaceuticals, Inc. (a)	2,229	409,490
Alnylam Pharmaceuticals, Inc. (a) (b)	1,364	231,225
Amgen, Inc.	8,862	2,160,112
Biogen, Inc. (a)	1,072	371,201
BioNTech SE (ADR) (a)	1,192	266,865
CSL, Ltd.	3,206	685,852
Exact Sciences Corp. (a) (b)	1,397	173,661
Genmab A/S (ADR) (a)	6,395	261,108
Gilead Sciences, Inc.	13,064	899,587
Halozyme Therapeutics, Inc. (a)	6,391	290,215
Horizon Therapeutics plc (a)	3,906	365,758
Incyte Corp. (a)	5,943	499,985
Moderna, Inc. (a)	5,025	1,180,774
Novavax, Inc. (a)	3,083	654,552
Regeneron Pharmaceuticals, Inc. (a)	534	298,260
Sorrento Therapeutics, Inc. (a) (b)	10,420	100,970
Vertex Pharmaceuticals, Inc. (a)	1,882	379,468

		11,974,796

Building Products—0.4%
Allegion plc	1,975	275,117
Assa Abloy AB - Class B	15,595	469,860
China Lesso Group Holdings, Ltd.	35,000	86,372
Cie de Saint-Gobain	15,257	1,005,939
Daikin Industries, Ltd.	3,400	632,913
Geberit AG	385	288,893
Genuit Group plc	5,558	47,106
Lixil Corp.	2,200	56,872
Masco Corp.	3,426	201,826
Nibe Industrier AB - B Shares	11,304	118,984
Owens Corning	997	97,606
Resideo Technologies, Inc. (a)	613	18,390
Trane Technologies plc	16,687	3,072,744
Trex Co., Inc. (a)	1,174	119,995
Xinyi Glass Holdings, Ltd.	40,000	163,054

		6,655,671

Capital Markets—1.9%
Affiliated Managers Group, Inc.	1,269	195,693
Ameriprise Financial, Inc. (b)	2,108	524,639
Anima Holding S.p.A.	12,738	63,482
Artisan Partners Asset Management, Inc. - Class A	2,726	138,535
Bank of New York Mellon Corp. (The)	15,802	809,536
BlackRock, Inc.	4,812	4,210,356
Blackstone Group, Inc. (The) (b)	5,094	494,831
Brookfield Asset Management Reinsurance Partners, Ltd. (a)	80	4,246
Brookfield Asset Management, Inc. - Class A	11,652	594,444
Charles Schwab Corp. (The)	20,197	1,470,544
CI Financial Corp.	10,349	189,932
CME Group, Inc.	2,280	484,910
Credit Suisse Group AG	65,138	681,749
Daiwa Securities Group, Inc.	33,900	185,527
Deutsche Bank AG (a)	31,604	411,687
Euronext NV	4,107	446,788
Evercore, Inc. - Class A	795	111,912
FactSet Research Systems, Inc.	1,346	451,731
Federated Hermes, Inc.	8,376	284,030
Franklin Resources, Inc.	5,870	187,781
Goldman Sachs Group, Inc. (The)	2,177	826,237
Hamilton Lane, Inc. - Class A	1,193	108,706
Hong Kong Exchanges & Clearing, Ltd.	11,400	679,510
Houlihan Lokey, Inc.	2,263	185,091
IG Group Holdings plc	14,248	166,833
Intercontinental Exchange, Inc.	4,386	520,618
Invesco, Ltd.	8,719	233,059
Janus Henderson Group plc	2,991	116,081
London Stock Exchange Group plc	2,570	283,465
Macquarie Group, Ltd.	4,622	542,107
Moody’s Corp.	8,966	3,249,009
Morgan Stanley	42,905	3,933,959
MSCI, Inc.	507	270,272
Nasdaq, Inc.	11,965	2,103,447
Nomura Holdings, Inc.	79,300	402,820
Northern Trust Corp.	2,654	306,855
Rathbone Brothers plc	2,180	54,601
S&P Global, Inc.	1,885	773,698
SBI Holdings, Inc.	2,500	59,113
SEI Investments Co.	3,111	192,789
State Street Corp.	9,210	757,799
T. Rowe Price Group, Inc.	4,144	820,388
UBS Group AG	54,429	833,389
Virtus Investment Partners, Inc.	173	48,054

		29,410,253

Chemicals—0.8%
Air Liquide S.A.	4,858	851,239
Air Products & Chemicals, Inc.	2,687	772,996
BASF SE	10,222	805,514
Celanese Corp.	1,365	206,934
Chemours Co. (The)	4,956	172,469
Chr Hansen Holding A/S	2,290	206,708
Corteva, Inc.	6,810	302,023
Covestro AG	1,348	87,073
Dow, Inc.	7,385	467,323

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
DuPont de Nemours, Inc.	5,913	$457,725
Ecolab, Inc.	2,013	414,618
Givaudan S.A.	162	753,469
Hansol Chemical Co., Ltd.	147	32,028
Hanwha Solutions Corp. (a)	1,506	59,592
International Flavors & Fragrances, Inc.	1,265	188,991
Johnson Matthey plc	1,824	77,650
Kaneka Corp.	1,200	48,210
Koninklijke DSM NV	827	154,393
Linde plc	3,624	1,047,698
LyondellBasell Industries NV - Class A	3,551	365,291
Mitsubishi Gas Chemical Co., Inc.	2,300	48,749
Mosaic Co. (The)	5,177	165,198
RPM International, Inc.	5,249	465,481
Sherwin-Williams Co. (The)	7,874	2,145,271
Shin-Etsu Chemical Co., Ltd.	2,900	484,719
Sika AG	2,530	827,269
Synthomer plc	8,778	59,707
Tokuyama Corp.	2,300	46,809
Tosoh Corp.	3,000	51,714
Trinseo S.A.	1,079	64,567
Tronox Holding plc - Class A	3,675	82,320
Valvoline, Inc.	4,221	137,014
Wacker Chemie AG	433	66,754
Yara International ASA	2,961	155,963

		12,273,479

Commercial Services & Supplies—0.2%
Cintas Corp.	690	263,580
Copart, Inc. (a)	5,028	662,841
Country Garden Services Holdings Co., Ltd.	10,000	108,065
Dai Nippon Printing Co., Ltd.	3,400	71,855
Deluxe Corp.	1,460	69,744
Harsco Corp. (a)	2,011	41,065
Republic Services, Inc.	6,370	700,764
Societe BIC S.A.	871	60,554
TOPPAN, Inc.	7,800	125,291
Waste Management, Inc.	8,273	1,159,130

		3,262,889

Communications Equipment—0.2%
Arista Networks, Inc. (a)	635	230,067
Cisco Systems, Inc.	44,990	2,384,470
Nokia Oyj (a)	83,697	448,207
Telefonaktiebolaget LM Ericsson - B Shares	26,669	335,365
Ubiquiti, Inc.	364	113,637

		3,511,746

Construction & Engineering—0.1%
China Conch Venture Holdings, Ltd.	35,000	147,407
Kajima Corp.	9,600	121,544
MasTec, Inc. (a)	595	63,129
Obayashi Corp.	19,200	152,456
Taisei Corp.	2,400	78,552
Vinci S.A.	6,973	744,576

		1,307,664

Construction Materials—0.2%
CRH plc	12,144	616,158
James Hardie Industries plc	9,493	322,417
Vulcan Materials Co.	11,285	1,964,380

		2,902,955

Consumer Finance—0.4%
Ally Financial, Inc.	3,725	185,654
American Express Co.	23,994	3,964,529
Capital One Financial Corp.	8,202	1,268,767
Credit Saison Co., Ltd.	3,200	38,824
Discover Financial Services	6,544	774,090
Synchrony Financial	4,980	241,629

		6,473,493

Containers & Packaging—0.3%
Ball Corp.	15,421	1,249,409
Berry Global Group, Inc. (a)	1,569	102,330
International Paper Co.	26,026	1,595,654
Rengo Co., Ltd.	4,900	40,790
Sealed Air Corp.	23,186	1,373,771
Smurfit Kappa Group plc	6,514	353,402
Toyo Seikan Group Holdings, Ltd.	5,500	75,061
Vidrala S.A.	342	40,857

		4,831,274

Distributors—0.0%
Pool Corp.	495	227,037

Diversified Consumer Services—0.0%
frontdoor, Inc. (a)	3,262	162,513
H&R Block, Inc.	8,832	207,375

		369,888

Diversified Financial Services—0.2%
Berkshire Hathaway, Inc. - Class B (a)	9,529	2,648,300
Equitable Holdings, Inc.	5,915	180,112
M&G plc	28,156	89,320
Mitsubishi HC Capital, Inc.	8,400	44,834
ORIX Corp.	11,700	196,870
Zenkoku Hosho Co., Ltd.	2,600	111,719

		3,271,155

Diversified Telecommunication Services—0.5%
AT&T, Inc.	59,337	1,707,719
BCE, Inc.	10,016	493,932
BT Group plc (a)	92,352	248,029
Deutsche Telekom AG	25,822	545,901
Gamma Communications plc	2,311	63,635
Liberty Global plc - Class A (a)	10,222	277,629
Nippon Telegraph & Telephone Corp.	7,600	197,969
Orange S.A. (b)	20,785	237,025
Spark New Zealand, Ltd.	113,354	380,229
Swisscom AG	369	210,697
Telecom Italia S.p.A.	549,020	272,806
Telenor ASA	7,673	129,472

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Telecommunication Services—(Continued)
Verizon Communications, Inc.	44,673	$2,503,028

		7,268,071

Electric Utilities—0.5%
Avangrid, Inc.	1,980	101,831
Chubu Electric Power Co., Inc.	5,100	62,155
Duke Energy Corp.	3,664	361,710
Edison International	3,227	186,585
Enel S.p.A.	70,986	659,551
Evergy, Inc.	9,960	601,883
Eversource Energy	5,131	411,711
Exelon Corp. (b)	9,892	438,315
Iberdrola S.A.	51,342	625,624
NextEra Energy, Inc.	40,556	2,971,944
Orsted A/S	2,860	402,354
Red Electrica Corp. S.A. (b)	19,067	353,875
Southern Co. (The)	9,275	561,230
Terna SPA.	36,851	274,570
Verbund AG	1,331	122,521

		8,135,859

Electrical Equipment—0.4%
ABB, Ltd.	23,889	810,900
AMETEK, Inc.	1,795	239,633
Atkore, Inc. (a)	1,247	88,537
Ballard Power Systems, Inc. (a) (b)	7,305	132,475
Eaton Corp. plc	4,966	735,862
Emerson Electric Co.	9,503	914,569
EnerSys	519	50,722
Generac Holdings, Inc. (a)	1,224	508,144
GrafTech International, Ltd.	4,382	50,919
GS Yuasa Corp.	1,900	48,465
Legrand S.A.	3,075	325,654
Nidec Corp.	4,000	463,281
Prysmian S.p.A.	6,881	246,801
Siemens Energy AG (a)	2,798	84,360
Signify NV	2,887	182,641
Somfy S.A.	320	54,369
Vertiv Holdings Co.	21,751	593,802
Vestas Wind Systems A/S	16,400	642,667
Voltronic Power Technology Corp.	2,150	103,787
Xinjiang Goldwind Science & Technology Co., Ltd. - Class H	27,200	42,529

		6,320,117

Electronic Equipment, Instruments & Components—0.4%
Amphenol Corp. - Class A	3,683	251,954
Arrow Electronics, Inc. (a)	558	63,517
AU Optronics Corp.	104,000	84,673
Cognex Corp.	2,273	191,046
Corning, Inc.	15,004	613,664
Keyence Corp.	2,000	1,008,888
Keysight Technologies, Inc. (a)	1,949	300,945
Murata Manufacturing Co., Ltd.	6,000	457,860
Nippon Electric Glass Co., Ltd. (b)	2,900	68,101
Trimble, Inc. (a)	16,109	1,318,199
TXC Corp.	11,000	49,744

Electronic Equipment, Instruments & Components—(Continued)
Vontier Corp.	7,789	253,766
Yokogawa Electric Corp.	18,200	269,706
Zebra Technologies Corp. - Class A (a)	2,971	1,573,115

		6,505,178

Energy Equipment & Services—0.2%
Schlumberger NV	82,246	2,632,695
Subsea 7 S.A.	7,352	70,630

		2,703,325

Entertainment—0.7%
Activision Blizzard, Inc.	34,217	3,265,671
Capcom Co., Ltd.	1,600	46,821
Electronic Arts, Inc.	2,345	337,281
International Games System Co., Ltd.	2,000	60,262
Kahoot ASA (a)	3,178	21,793
Koei Tecmo Holdings Co., Ltd.	7,060	344,593
Liberty Media Corp.-Liberty Formula One - Class C (a)	7,238	348,944
NCSoft Corp.	154	112,090
NetEase, Inc.	1,150	132,538
Netflix, Inc. (a)	4,598	2,428,710
Nexon Co., Ltd.	4,100	91,404
Nintendo Co., Ltd.	900	523,656
Stillfront Group AB (a)	3,042	29,245
Take-Two Interactive Software, Inc. (a)	2,137	378,292
Walt Disney Co. (The) (a)	14,988	2,634,441

		10,755,741

Equity Real Estate Investment Trusts—0.5%
American Tower Corp.	2,706	730,999
Crown Castle International Corp.	3,368	657,097
Daiwa House REIT Investment Corp.	301	887,456
Digital Realty Trust, Inc.	1,953	293,848
Equinix, Inc.	586	470,324
Equity LifeStyle Properties, Inc.	9,287	690,117
Orix JREIT, Inc.	310	596,464
Pebblebrook Hotel Trust	2,116	49,832
PotlatchDeltic Corp.	2,316	123,095
Prologis, Inc.	5,645	674,747
Public Storage	1,589	477,796
SBA Communications Corp.	992	316,150
Simon Property Group, Inc.	9,902	1,292,013
Terreno Realty Corp.	691	44,583
Ventas, Inc.	4,609	263,174
Vicinity Centres	66,200	76,389
Welltower, Inc.	5,492	456,385
Weyerhaeuser Co.	17,064	587,343

		8,687,812

Food & Staples Retailing—0.4%
Costco Wholesale Corp.	9,527	3,769,548
Endeavour Group, Ltd. (a)	8,626	40,690
Koninklijke Ahold Delhaize NV	12,732	378,549
Kroger Co. (The)	5,666	217,065
North West Co., Inc. (The)	1,427	40,510

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Food & Staples Retailing—(Continued)
Seven & i Holdings Co., Ltd.	8,800	$419,487
Sysco Corp.	4,234	329,194
Walgreens Boots Alliance, Inc. (b)	5,422	285,251
Walmart, Inc.	6,876	969,654
Woolworths Group, Ltd.	8,626	246,369

		6,696,317

Food Products—0.5%
Bunge, Ltd.	1,234	96,437
Conagra Brands, Inc.	4,462	162,327
Danone S.A.	7,420	522,575
Darling Ingredients, Inc. (a)	910	61,425
General Mills, Inc.	8,249	502,612
Hershey Co. (The)	5,166	899,814
Kraft Heinz Co. (The)	5,308	216,460
Mondelez International, Inc. - Class A	12,016	750,279
Nestle S.A.	32,594	4,059,105
Salmar ASA	1,913	127,073

		7,398,107

Gas Utilities—0.0%
Hong Kong & China Gas Co., Ltd.	245,857	381,881
National Fuel Gas Co.	1,554	81,196

		463,077

Health Care Equipment & Supplies—1.3%
Abbott Laboratories	18,597	2,155,950
Align Technology, Inc. (a)	941	574,951
Baxter International, Inc.	3,917	315,318
Becton Dickinson & Co.	2,067	502,674
Boston Scientific Corp. (a)	12,084	516,712
Danaher Corp.	12,364	3,318,003
DexCom, Inc. (a) (b)	2,732	1,166,564
Edwards Lifesciences Corp. (a)	24,286	2,515,301
GN Store Nord AS	1,573	137,744
Hill-Rom Holdings, Inc.	929	105,525
Hoya Corp.	4,700	622,933
IDEXX Laboratories, Inc. (a)	2,855	1,803,075
Inmode, Ltd. (a)	622	58,891
Intuitive Surgical, Inc. (a)	1,015	933,435
Koninklijke Philips NV	7,780	385,688
Medtronic plc	15,421	1,914,209
Olympus Corp.	9,600	190,728
ResMed, Inc.	1,237	304,945
STAAR Surgical Co. (a)	297	45,292
STERIS plc	3,000	618,900
Stryker Corp.	3,919	1,017,882
Sysmex Corp.	2,400	283,468
West Pharmaceutical Services, Inc.	3,032	1,088,791
Zimmer Biomet Holdings, Inc.	4,283	688,792

		21,265,771

Health Care Providers & Services—0.9%
AdaptHealth Corp. (a)	1,079	29,575
Anthem, Inc.	1,612	615,462

Health Care Providers & Services—(Continued)
Centene Corp. (a)	4,597	335,259
Chemed Corp.	266	126,217
Cigna Corp.	2,484	588,882
CVS Group plc (a)	1,292	43,185
CVS Health Corp.	10,729	895,228
DaVita, Inc. (a)	1,954	235,320
HCA Healthcare, Inc.	12,708	2,627,252
Humana, Inc.	949	420,141
McKesson Corp.	1,393	266,397
UnitedHealth Group, Inc.	18,472	7,396,928

		13,579,846

Health Care Technology—0.1%
Cerner Corp.	3,685	288,020
Inovalon Holdings, Inc. - Class A (a)	2,633	89,733
M3, Inc.	3,000	219,224
Omnicell, Inc. (a) (b)	400	60,580
Simulations Plus, Inc. (b)	706	38,766
Veeva Systems, Inc. - Class A (a)	1,988	618,169

		1,314,492

Hotels, Restaurants & Leisure—0.7%
Aristocrat Leisure, Ltd.	16,820	543,431
Booking Holdings, Inc. (a)	1,311	2,868,586
Brinker International, Inc. (a)	1,432	88,569
Cheesecake Factory, Inc. (The) (a)	1,066	57,756
Chipotle Mexican Grill, Inc. (a) (b)	242	375,182
Compass Group plc (a)	13,620	287,260
DraftKings, Inc. - Class A (a) (b)	14,666	765,125
Evolution AB	1,721	272,073
Galaxy Entertainment Group, Ltd. (a)	38,000	304,187
Gamesys Group plc	1,877	47,915
Hilton Grand Vacations, Inc. (a)	1,793	74,212
Kindred Group plc	4,313	67,627
Las Vegas Sands Corp. (a)	4,211	221,878
Marriott International, Inc. - Class A (a)	3,604	492,018
Marriott Vacations Worldwide Corp. (a)	384	61,171
McDonald’s Corp.	7,915	1,828,286
Oriental Land Co., Ltd.	2,300	327,631
Starbucks Corp.	8,016	896,269
Travel and Leisure Co.	1,225	72,826
Wyndham Hotels & Resorts, Inc. (b)	19,439	1,405,245
Yum! Brands, Inc.	3,332	383,280

		11,440,527

Household Durables—0.4%
Century Communities, Inc.	1,207	80,314
DR Horton, Inc.	8,009	723,773
Garmin, Ltd.	2,322	335,854
JS Global Lifestyle Co., Ltd.	21,500	60,507
Lennar Corp. - Class A (b)	5,099	506,586
LG Electronics, Inc.	692	100,422
M/I Homes, Inc. (a)	682	40,013
Man Wah Holdings, Ltd. (b)	27,600	66,331
MDC Holdings, Inc.	2,106	106,564
Meritage Homes Corp. (a)	1,113	104,711

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Household Durables—(Continued)
Nikon Corp.	7,500	$80,037
NVR, Inc. (a)	257	1,278,138
Open House Co., Ltd.	1,700	79,911
PulteGroup, Inc.	2,599	141,827
Sekisui Chemical Co., Ltd.	34,700	592,890
Sony Group Corp.	9,400	912,299
Tempur Sealy International, Inc.	2,723	106,714
Toll Brothers, Inc.	1,658	95,849
TopBuild Corp. (a)	5,029	994,636
Whirlpool Corp.	800	174,416

		6,581,792

Household Products—0.7%
Church & Dwight Co., Inc.	4,099	349,317
Clorox Co. (The)	3,577	643,538
Colgate-Palmolive Co.	18,036	1,467,229
Essity AB - Class B	22,910	759,652
Kimberly-Clark Corp.	10,804	1,445,359
Procter & Gamble Co. (The)	37,145	5,011,975
Reckitt Benckiser Group plc	13,794	1,220,785
Reynolds Consumer Products, Inc.	1,131	34,326

		10,932,181

Independent Power and Renewable Electricity Producers—0.0%
AES Corp. (The)	3,650	95,156
Drax Group plc	11,735	68,833
TransAlta Renewables, Inc.	2,399	40,312

		204,301

Industrial Conglomerates—0.6%
3M Co.	14,266	2,833,656
CK Hutchison Holdings, Ltd.	22,500	175,322
General Electric Co.	50,624	681,399
Hitachi, Ltd.	10,500	600,924
Honeywell International, Inc.	11,173	2,450,797
LG Corp.	793	72,191
LX Holdings Corp. (a)	384	3,836
Roper Technologies, Inc.	2,202	1,035,380
Siemens AG	7,025	1,113,111

		8,966,616

Insurance—0.7%
Admiral Group plc	1,370	59,621
Aegon NV	15,746	65,261
Aflac, Inc.	1,386	74,373
AIA Group, Ltd.	84,800	1,053,952
Allianz SE	3,772	940,496
Allstate Corp. (The)	1,811	236,227
American International Group, Inc.	12,803	609,423
Aon plc - Class A	2,430	580,187
ASR Nederland NV	5,219	201,507
Assured Guaranty, Ltd.	3,201	151,983
Aviva plc	27,200	152,953
AXA S.A.	27,102	686,600
Brown & Brown, Inc.	5,429	288,497

Insurance—(Continued)
Chubb, Ltd.	3,599	572,025
CNP Assurances	2,629	44,689
Direct Line Insurance Group plc	15,729	61,980
Everest Re Group, Ltd.	962	242,434
Legal & General Group plc	72,517	258,108
Manulife Financial Corp.	42,932	845,064
Marsh & McLennan Cos., Inc.	9,091	1,278,922
Muenchener Rueckversicherungs-Gesellschaft AG	946	259,153
NN Group NV	4,819	227,133
Principal Financial Group, Inc.	3,227	203,914
Progressive Corp. (The)	4,503	442,240
Prudential Financial, Inc.	2,969	304,233
Prudential plc	21,257	403,327
RenaissanceRe Holdings, Ltd.	837	124,562
Sun Life Financial, Inc.	5,554	286,392
Unum Group	6,591	187,184
Willis Towers Watson plc	931	214,149
Zurich Insurance Group AG	1,797	720,502

		11,777,091

Interactive Media & Services—2.4%
Alphabet, Inc. - Class A (a)	4,937	12,055,117
Alphabet, Inc. - Class C (a)	4,541	11,381,199
Auto Trader Group plc (a)	13,306	116,691
Facebook, Inc. - Class A (a)	32,523	11,308,572
IAC/InterActiveCorp. (a)	1,233	190,092
Match Group, Inc. (a)	5,732	924,285
Pinterest, Inc. - Class A (a)	2,832	223,586
REA Group, Ltd.	518	65,689
Rightmove plc	5,807	52,227
Snap, Inc. - Class A (a)	8,827	601,472
Tencent Holdings, Ltd.	2,800	210,614
Twitter, Inc. (a)	9,454	650,530

		37,780,074

Internet & Direct Marketing Retail—1.4%
Alibaba Group Holding, Ltd. (ADR) (a)	712	161,467
Amazon.com, Inc. (a)	5,512	18,962,162
eBay, Inc. (b)	14,425	1,012,779
Etsy, Inc. (a)	815	167,760
Just Eat Takeaway.com NV (a)	1,692	156,276
MercadoLibre, Inc. (a)	267	415,930
Mercari, Inc. (a)	4,000	212,565
Prosus NV (a)	7,029	687,757
Revolve Group, Inc. (a)	1,575	108,518
ZOZO, Inc.	2,100	71,388

		21,956,602

IT Services—2.0%
Accenture plc - Class A	11,038	3,253,892
Amadeus IT Group S.A. (a)	3,798	267,099
Amdocs, Ltd.	6,013	465,166
Automatic Data Processing, Inc.	5,810	1,153,982
Broadridge Financial Solutions, Inc.	3,186	514,635
Cognizant Technology Solutions Corp. - Class A	4,078	282,442
EPAM Systems, Inc. (a)	562	287,160

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
EVERTEC, Inc.	1,970	$85,990
Fidelity National Information Services, Inc.	5,589	791,794
Fiserv, Inc. (a)	4,272	456,634
Fujitsu, Ltd.	2,000	374,608
Global Payments, Inc.	4,018	753,536
Infosys, Ltd. (ADR)	6,826	144,643
International Business Machines Corp.	9,392	1,376,773
Jack Henry & Associates, Inc.	1,521	248,699
MasterCard, Inc. - Class A (b)	13,404	4,893,666
Okta, Inc. (a)	2,047	500,860
Paychex, Inc.	3,872	415,466
PayPal Holdings, Inc. (a)	13,365	3,895,630
Shopify, Inc. - Class A (a)	964	1,409,815
Square, Inc. - Class A (a)	6,845	1,668,811
Twilio, Inc. - Class A (a)	1,445	569,561
VeriSign, Inc. (a)	1,535	349,504
Visa, Inc. - A Shares	34,285	8,016,519
Western Union Co. (The)	11,439	262,754

		32,439,639

Leisure Products—0.1%
Brunswick Corp.	1,705	169,852
Malibu Boats, Inc. - Class A (a)	983	72,083
MIPS AB	1,142	98,254
Peloton Interactive, Inc. - Class A (a)	1,390	172,388
Shimano, Inc.	700	165,987
Thule Group AB	4,038	179,073
YETI Holdings, Inc. (a)	1,856	170,418

		1,028,055

Life Sciences Tools & Services—0.4%
10X Genomics, Inc. - Class A (a)	1,661	325,257
Agilent Technologies, Inc.	4,455	658,494
Bio-Techne Corp. (b)	411	185,057
Illumina, Inc. (a)	907	429,201
IQVIA Holdings, Inc. (a)	1,564	378,988
Lonza Group AG	540	382,802
Mettler-Toledo International, Inc. (a)	173	239,664
Sartorius Stedim Biotech	462	218,556
Thermo Fisher Scientific, Inc.	5,717	2,884,055
Waters Corp. (a)	673	232,596

		5,934,670

Machinery—0.9%
AGCO Corp.	1,251	163,105
Allison Transmission Holdings, Inc.	4,331	172,114
Atlas Copco AB - A Shares	12,776	782,684
Caterpillar, Inc.	3,596	782,597
Chart Industries, Inc. (a) (b)	653	95,547
Deere & Co.	8,367	2,951,125
Epiroc AB - A Shares	11,422	260,295
FANUC Corp.	2,100	506,206
Graco, Inc.	5,006	378,954
Harmonic Drive Systems, Inc. (b)	1,600	88,171
IDEX Corp.	2,152	473,548
Illinois Tool Works, Inc.	5,502	1,230,027

Machinery—(Continued)
KION Group AG	966	102,957
Komatsu, Ltd.	23,000	571,454
Meritor, Inc. (a)	2,410	56,442
Otis Worldwide Corp.	14,941	1,221,726
Parker-Hannifin Corp.	8,243	2,531,508
SKF AB - B Shares	3,393	86,438
SMC Corp.	600	354,396
Spirax-Sarco Engineering plc	483	91,058
Stanley Black & Decker, Inc.	1,900	389,481
Toro Co. (The)	2,577	283,161
Volvo AB - B Shares (b)	16,501	397,186
Yangzijiang Shipbuilding Holdings, Ltd.	41,600	43,734

		14,013,914

Marine—0.0%
AP Moller - Maersk A/S - Class B	39	112,156
Kawasaki Kisen Kaisha, Ltd. (a)	2,000	71,873
Mitsui OSK Lines, Ltd.	2,100	100,880
Nippon Yusen KK	4,300	217,772
SITC International Holdings Co., Ltd.	19,000	79,412
Wan Hai Lines, Ltd.	16,000	184,233

		766,326

Media—0.7%
AMC Networks, Inc. - Class A (a)	1,067	71,276
Cable One, Inc.	145	277,357
Charter Communications, Inc. - Class A (a) (b)	3,035	2,189,601
Cogeco Communications, Inc.	500	48,891
Comcast Corp. - Class A	84,448	4,815,225
Discovery, Inc. - Class A (a) (b)	9,668	296,614
Eutelsat Communications S.A.	5,757	67,285
Fox Corp. - Class A	6,292	233,622
Future plc	1,788	77,521
Gray Television, Inc.	3,917	91,658
Interpublic Group of Cos., Inc. (The)	3,180	103,318
ITV plc (a)	122,464	213,127
Liberty Broadband Corp. - Class C (a)	3,309	574,641
Mediaset Espana Comunicacion S.A. (a)	31,263	196,203
Metropole Television S.A.	4,087	86,021
Nexstar Media Group, Inc. - Class A	1,439	212,799
Omnicom Group, Inc.	8,832	706,472
Quebecor, Inc. - Class B	3,497	93,265
TechTarget, Inc. (a)	608	47,114
TEGNA, Inc.	6,920	129,819

		10,531,829

Metals & Mining—0.7%
AMG Advanced Metallurgical Group NV	1,208	41,370
Anglo American Platinum, Ltd.	857	99,035
Anglo American PLC	13,329	531,146
ArcelorMittal S.A.	4,619	141,794
Arconic Corp. (a)	3,426	122,034
Argonaut Gold, Inc. (a)	45,200	108,296
Asahi Holdings, Inc.	1,700	34,659
B2Gold Corp.	19,829	83,181
Barrick Gold Corp.	17,556	363,130

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Metals & Mining—(Continued)
BHP Group, Ltd.	45,718	$1,658,328
BlueScope Steel, Ltd.	6,541	107,507
Centerra Gold, Inc.	6,900	52,379
Equinox Gold Corp. (a)	4,246	29,492
ERO Copper Corp. (a)	1,756	36,845
Ferrexpo plc	6,422	38,105
First Quantum Minerals, Ltd.	7,355	169,516
Fortescue Metals Group, Ltd.	7,872	137,772
Fortuna Silver Mines, Inc. (a) (b)	7,067	39,394
Franco-Nevada Corp.	1,610	233,642
Freeport-McMoRan, Inc.	30,730	1,140,390
Glencore plc (a)	96,443	413,005
HudBay Minerals, Inc.	5,104	33,969
IAMGOLD Corp. (a)	18,249	53,734
Iluka Resources, Ltd.	11,514	78,831
Impala Platinum Holdings, Ltd.	9,033	149,279
JFE Holdings, Inc.	8,600	100,738
KGHM Polska Miedz S.A.	1,020	50,172
Kinross Gold Corp.	18,564	117,710
Kirkland Lake Gold, Ltd.	5,973	230,179
Kobe Steel, Ltd. (a)	9,500	60,895
Lundin Mining Corp.	12,305	110,979
Lynas Rare Earths, Ltd. (a)	38,056	162,673
Mineral Resources, Ltd.	2,368	95,375
MMC Norilsk Nickel PJSC (ADR)	2,541	86,191
Newmont Corp.	7,772	492,589
Northam Platinum, Ltd. (a)	5,255	79,844
Perseus Mining, Ltd. (a)	96,858	106,257
Polymetal International plc	4,895	105,423
Rio Tinto plc	17,334	1,427,053
Rio Tinto, Ltd.	5,032	477,955
SSR Mining, Inc.	2,515	39,279
Steel Dynamics, Inc.	13,655	813,838
Teck Resources, Ltd. - Class B	2,453	56,497

		10,510,480

Multi-Utilities—0.2%
Dominion Energy, Inc.	8,821	648,961
E.ON SE	24,904	288,009
Engie S.A.	17,367	238,088
National Grid plc	35,240	448,688
RWE AG	9,318	337,676
Sempra Energy	4,031	534,027
WEC Energy Group, Inc.	1,918	170,606

		2,666,055

Multiline Retail—0.2%
Dollar General Corp.	1,788	386,905
Dollar Tree, Inc. (a)	2,129	211,836
Dollarama, Inc.	12,387	566,988
Next plc (a)	773	84,127
Target Corp.	5,707	1,379,610
Wesfarmers, Ltd.	17,161	760,270

		3,389,736

Oil, Gas & Consumable Fuels—1.4%
Advantage Energy, Ltd. (a) (b)	27,900	113,887
Aker BP ASA	3,616	115,290
ARC Resources, Ltd.	19,678	167,476
Beach Energy, Ltd.	96,174	89,784
Berry Corp.	12,365	83,093
BP plc	209,059	913,693
Canadian Natural Resources, Ltd.	11,746	426,404
Chevron Corp.	10,921	1,143,865
CNX Resources Corp. (a)	2,627	35,885
ConocoPhillips	76,523	4,660,251
Crescent Point Energy Corp.	16,063	72,696
Denbury, Inc. (a) (b)	1,324	101,657
Devon Energy Corp.	7,157	208,913
Diamondback Energy, Inc.	1,781	167,218
Enbridge, Inc.	13,201	528,530
Enerplus Corp.	4,247	30,527
EOG Resources, Inc.	9,366	781,499
EQT Corp. (a)	7,712	171,669
Equinor ASA	24,223	512,706
Exxon Mobil Corp.	24,182	1,525,400
Gulf Keystone Petroleum, Ltd.	61,899	158,245
Hess Corp.	4,872	425,423
Hess Midstream L.P. - Class A	7,023	177,331
HollyFrontier Corp.	2,697	88,731
Imperial Oil, Ltd.	2,552	77,779
Inpex Corp. (b)	34,200	256,314
International Seaways, Inc.	1,912	36,672
Japan Petroleum Exploration Co., Ltd.	5,800	104,413
Keyera Corp. (b)	10,427	280,190
Kinder Morgan, Inc.	20,478	373,314
Lukoil PJSC (ADR)	969	89,148
Lundin Energy AB	6,390	226,724
Marathon Petroleum Corp.	6,212	375,329
MEG Energy Corp. (a)	10,199	73,802
Neste Oyj	7,052	432,072
Nordic American Tankers, Ltd. (b)	5,118	16,787
OMV AG	3,972	226,596
Ovintiv, Inc.	4,348	136,832
Parex Resources, Inc. (a)	7,513	125,459
Phillips 66	3,386	290,586
Pioneer Natural Resources Co.	1,561	253,694
Range Resources Corp. (a) (b)	3,854	64,593
Repsol S.A.	19,671	246,740
Royal Dutch Shell plc - A Shares	23,465	471,540
Royal Dutch Shell plc - A Shares	10,067	203,098
Royal Dutch Shell plc - B Shares	67,830	1,317,966
Southwestern Energy Co. (a)	14,067	79,760
Suncor Energy, Inc.	16,226	388,633
TC Energy Corp.	8,559	423,531
TotalEnergies SE	29,217	1,325,498
Valero Energy Corp.	3,483	271,953
VERBIO Vereinigte BioEnergie AG	3,472	175,785
Whitecap Resources, Inc.	12,878	63,995
Whiting Petroleum Corp. (a)	1,489	81,225
Woodside Petroleum, Ltd.	22,480	374,591

		21,564,792

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Paper & Forest Products—0.0%
Canfor Corp. (a)	1,511	$34,569
Interfor Corp.	1,397	34,981
Louisiana-Pacific Corp.	2,043	123,172
UPM-Kymmene Oyj	8,491	321,222
West Fraser Timber Co., Ltd.	2,616	187,801

		701,745

Personal Products—0.3%
BellRing Brands, Inc. - Class A (a)	1,455	45,600
Estee Lauder Cos., Inc. (The) - Class A	3,152	1,002,588
Herbalife, Ltd. (a)	1,792	94,492
Kao Corp. (b)	5,400	332,173
L’Oreal S.A.	2,030	905,200
Shiseido Co., Ltd. (b)	4,000	294,127
Unilever plc	38,723	2,264,868

		4,939,048

Pharmaceuticals—2.4%
Astellas Pharma, Inc.	65,400	1,138,458
AstraZeneca plc	20,444	2,453,243
Bayer AG	6,453	391,966
Bristol-Myers Squibb Co.	31,423	2,099,685
Chugai Pharmaceutical Co., Ltd. (b)	5,400	212,688
Daiichi Sankyo Co., Ltd. (b)	12,000	258,536
Eisai Co., Ltd.	2,100	205,221
Eli Lilly and Co.	17,771	4,078,800
GlaxoSmithKline plc	86,339	1,696,101
Hisamitsu Pharmaceutical Co., Inc.	6,900	339,615
Ipsen S.A.	1,449	150,749
Jazz Pharmaceuticals plc (a)	1,797	319,219
Johnson & Johnson	41,486	6,834,404
Merck & Co., Inc.	43,556	3,387,350
Novartis AG	28,657	2,611,936
Novo Nordisk A/S - Class B	21,006	1,757,405
Ono Pharmaceutical Co., Ltd.	16,100	357,364
Organon & Co. (a)	3,486	105,486
Pfizer, Inc.	71,568	2,802,603
Roche Holding AG	8,161	3,075,641
Sanofi	17,804	1,865,604
Takeda Pharmaceutical Co., Ltd.	11,400	382,870
Tsumura & Co.	1,200	37,742
Viatris, Inc.	25,123	359,008
Zoetis, Inc.	3,405	634,556

		37,556,250

Professional Services—0.2%
BayCurrent Consulting, Inc.	900	323,402
CoStar Group, Inc. (a)	3,700	306,434
Experian plc	7,183	277,099
Intertrust NV (a)	2,028	36,536
Recruit Holdings Co., Ltd.	11,700	575,709
RELX plc	38,276	1,016,860
RWS Holdings plc	6,333	49,390
Verisk Analytics, Inc.	3,153	550,892

Professional Services—(Continued)
Wolters Kluwer NV	4,119	413,991

		3,550,313

Real Estate Management & Development—0.1%
CK Asset Holdings, Ltd.	54,954	379,369
Deutsche Wohnen SE	5,152	315,391
Henderson Land Development Co., Ltd.	17,000	80,574
Hongkong Land Holdings, Ltd.	19,600	93,368
Mitsui Fudosan Co., Ltd.	12,500	289,394
Newmark Group, Inc. - Class A	8,598	103,262
Sino Land Co., Ltd.	40,000	63,059
Sun Hung Kai Properties, Ltd.	13,500	201,171
Swire Pacific, Ltd. - Class A	13,500	91,546
Swire Properties, Ltd.	28,000	83,484
Vonovia SE	4,443	287,510
Wharf Real Estate Investment Co., Ltd.	28,000	162,826

		2,150,954

Road & Rail—0.5%
Canadian National Railway Co.	14,062	1,483,679
Canadian Pacific Railway, Ltd.	12,440	956,583
CSX Corp.	18,087	580,231
J.B. Hunt Transport Services, Inc.	603	98,259
Landstar System, Inc.	49	7,743
Norfolk Southern Corp.	2,209	586,291
Odakyu Electric Railway Co., Ltd. (b)	10,600	267,150
Old Dominion Freight Line, Inc.	500	126,900
TFI International, Inc.	597	54,504
Uber Technologies, Inc. (a)	16,160	809,939
Union Pacific Corp.	13,344	2,934,746
Werner Enterprises, Inc.	1,740	77,465

		7,983,490

Semiconductors & Semiconductor Equipment—2.3%
ACM Research, Inc. - Class A (a)	515	52,643
Advanced Micro Devices, Inc. (a)	9,774	918,072
Advantest Corp.	2,000	179,324
Amkor Technology, Inc.	1,825	43,198
Analog Devices, Inc.	3,494	601,527
Applied Materials, Inc.	10,732	1,528,237
ASM International NV	802	263,699
ASML Holding NV	4,492	3,092,748
BE Semiconductor Industries NV	2,034	172,700
Broadcom, Inc.	4,247	2,025,139
Brooks Automation, Inc.	929	88,515
Canadian Solar, Inc. (a) (b)	869	38,966
Cohu, Inc. (a)	892	32,817
Daqo New Energy Corp. (ADR) (a)	2,535	164,826
Disco Corp.	300	91,738
Enphase Energy, Inc. (a)	1,885	346,143
Entegris, Inc.	612	75,258
First Solar, Inc. (a) (b)	17,009	1,539,485
Flat Glass Group Co., Ltd.	41,000	168,990
Infineon Technologies AG	12,229	490,393
Intel Corp.	42,815	2,403,634
KLA Corp.	2,576	835,165

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
Kulicke & Soffa Industries, Inc. (b)	2,354	$144,065
Lam Research Corp.	5,145	3,347,851
Lasertec Corp.	1,000	193,924
Marvell Technology, Inc.	6,259	365,087
MaxLinear, Inc. (a)	1,569	66,667
Microchip Technology, Inc.	2,834	424,363
Micron Technology, Inc. (a)	27,026	2,296,669
Monolithic Power Systems, Inc.	276	103,072
Nordic Semiconductor ASA (a)	3,650	92,560
NVIDIA Corp.	6,831	5,465,483
NXP Semiconductors NV	2,820	580,130
Parade Technologies, Ltd.	4,000	198,834
Power Integrations, Inc.	714	58,591
Qorvo, Inc. (a)	902	176,476
QUALCOMM, Inc.	13,396	1,914,690
Silergy Corp.	1,000	136,025
SK Hynix, Inc.	877	99,337
Skyworks Solutions, Inc.	2,141	410,537
Soitec (a)	258	56,921
SolarEdge Technologies, Inc. (a)	1,391	384,431
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	657	78,945
Teradyne, Inc.	908	121,636
Texas Instruments, Inc.	20,323	3,908,113
Tokyo Electron, Ltd.	1,700	731,921
Ultra Clean Holdings, Inc. (a)	1,249	67,096
Universal Display Corp.	660	146,738
Xilinx, Inc.	2,328	336,722
Xinyi Solar Holdings, Ltd. (b)	122,000	263,372

		37,323,473

Software—3.1%
Adobe, Inc. (a)	9,187	5,380,275
Autodesk, Inc. (a)	3,040	887,376
Avaya Holdings Corp. (a) (b)	1,851	49,792
Blackberry, Ltd. (a)	9,574	117,010
Check Point Software Technologies, Ltd. (a)	6,197	719,658
Constellation Software, Inc.	230	348,342
Crowdstrike Holdings, Inc. - Class A (a)	1,666	418,682
Digital Turbine, Inc. (a)	1,657	125,982
DocuSign, Inc. (a)	2,282	637,979
Dropbox, Inc. - Class A (a)	3,169	96,052
Dynatrace, Inc. (a)	1,399	81,730
Five9, Inc. (a)	173	31,726
Fortinet, Inc. (a)	900	214,371
Intuit, Inc.	6,741	3,304,236
j2 Global, Inc. (a)	241	33,150
Microsoft Corp.	96,754	26,210,659
Netcompany Group A/S	1,964	223,717
Nice, Ltd. (ADR) (a)	1,068	264,287
NortonLifeLock, Inc.	9,199	250,397
Oracle Corp.	27,999	2,179,442
Oracle Corp. Japan	1,000	76,535
Palo Alto Networks, Inc. (a)	1,525	565,851
Paycom Software, Inc. (a)	263	95,593
RingCentral, Inc. - Class A (a) (b)	739	214,739
Sage Group plc (The)	5,724	54,223

Software—(Continued)
Salesforce.com, Inc. (a)	11,452	2,797,380
SAP SE	6,339	894,417
ServiceNow, Inc. (a)	1,316	723,208
Sinch AB (a)	2,040	34,337
Splunk, Inc. (a)	1,455	210,364
SS&C Technologies Holdings, Inc.	4,036	290,834
TeamViewer AG (a)	2,588	97,492
Trade Desk, Inc. (The) - Class A (a)	4,470	345,799
Tyler Technologies, Inc. (a)	245	110,831
Workday, Inc. - Class A (a)	2,098	500,876
Zoom Video Communications, Inc. - Class A (a)	1,311	507,396
Zscaler, Inc. (a)	565	122,074

		49,216,812

Specialty Retail—0.9%
AutoNation, Inc. (a)	1,000	94,810
AutoZone, Inc. (a)	659	983,373
Burlington Stores, Inc. (a)	1,869	601,799
Fast Retailing Co., Ltd.	600	451,438
Floor & Decor Holdings, Inc. - Class A (a) (b)	11,348	1,199,484
Foot Locker, Inc.	2,947	181,624
Group 1 Automotive, Inc.	385	59,456
H & M Hennes & Mauritz AB - B Shares (a)	6,358	150,877
Hibbett Sports, Inc. (a)	630	56,467
Home Depot, Inc. (The)	13,735	4,379,954
Industria de Diseno Textil S.A (b)	12,058	424,885
Lithia Motors, Inc. - Class A	109	37,457
Lowe’s Cos., Inc.	7,951	1,542,255
MarineMax, Inc. (a)	893	43,525
O’Reilly Automotive, Inc. (a)	3,283	1,858,867
Ross Stores, Inc.	3,388	420,112
Signet Jewelers, Ltd. (a)	1,769	142,917
TJX Cos., Inc. (The)	9,719	655,255
Tractor Supply Co.	4,739	881,738
Workman Co., Ltd.	800	56,034

		14,222,327

Technology Hardware, Storage & Peripherals—1.8%
Apple, Inc.	193,204	26,461,220
Hewlett Packard Enterprise Co.	15,808	230,481
HP, Inc.	26,227	791,793
Logitech International S.A.	2,319	281,052
Seagate Technology Holdings plc	2,433	213,934
Western Digital Corp. (a)	4,827	343,537

		28,322,017

Textiles, Apparel & Luxury Goods—0.8%
Adidas AG	1,245	463,599
ANTA Sports Products, Ltd.	3,000	70,631
Cie Financiere Richemont S.A. - Class A	6,211	751,979
Crocs, Inc. (a)	587	68,397
Deckers Outdoor Corp. (a)	3,848	1,477,901
EssilorLuxottica S.A.	2,871	530,123
Hermes International	49	71,444
Kering S.A.	623	545,169
Kontoor Brands, Inc. (b)	1,200	67,692

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Textiles, Apparel & Luxury Goods—(Continued)
lululemon athletica, Inc. (a)	3,139	$1,145,641
LVMH Moet Hennessy Louis Vuitton SE	3,555	2,791,269
Moncler S.p.A.	6,935	469,453
NIKE, Inc. - Class B	25,482	3,936,714
Pandora A/S	859	115,748
VF Corp.	3,386	277,788

		12,783,548

Thrifts & Mortgage Finance—0.0%
Essent Group, Ltd.	2,574	115,701
MGIC Investment Corp.	10,091	137,238
Radian Group, Inc.	8,285	184,341

		437,280

Tobacco—0.4%
Altria Group, Inc.	22,539	1,074,660
British American Tobacco plc	20,838	812,311
Imperial Brands plc	19,759	425,796
Philip Morris International, Inc.	31,701	3,141,886
Scandinavian Tobacco Group A/S - Class A	5,605	114,593
Swedish Match AB	57,840	493,331

		6,062,577

Trading Companies & Distributors—0.4%
AerCap Holdings NV (a)	1,105	56,587
Air Lease Corp.	1,300	54,262
Ashtead Group plc	7,834	581,878
Boise Cascade Co.	1,519	88,634
Diploma plc	4,105	165,039
Fastenal Co. (b)	17,595	914,940
Ferguson plc	2,949	410,498
ITOCHU Corp.	10,100	290,322
Marubeni Corp.	23,100	200,782
Mitsui & Co., Ltd.	61,400	1,381,511
MonotaRO Co., Ltd.	2,700	63,957
Rexel S.A. (a)	5,416	113,348
Sojitz Corp.	29,500	88,837
Sumitomo Corp.	35,600	476,280
Toromont Industries, Ltd.	1,503	130,949
Toyota Tsusho Corp.	1,300	61,323
Triton International, Ltd.	1,536	80,394
WESCO International, Inc. (a)	508	52,233
WW Grainger, Inc.	1,755	768,690

		5,980,464

Water Utilities—0.0%
American Water Works Co., Inc.	3,165	487,821

Wireless Telecommunication Services—0.2%
KDDI Corp.	28,300	882,372
SoftBank Group Corp.	10,300	721,312
T-Mobile U.S., Inc. (a)	2,923	423,338

Wireless Telecommunication Services—(Continued)
Vodafone Group plc	297,360	500,138

		2,527,160

Total Common Stocks (Cost $556,450,916)		690,862,528

Corporate Bonds & Notes—36.3%

Aerospace/Defense—0.5%
Boeing Co. (The)
1.433%, 02/04/24	4,385,000	4,396,604
2.196%, 02/04/26	4,301,000	4,342,110

		8,738,714

Agriculture—0.6%
Altria Group, Inc. 5.800%, 02/14/39	1,171,000	1,446,590
BAT Capital Corp. 4.390%, 08/15/37 (b)	3,506,000	3,780,457
Bunge, Ltd. Finance Corp. 2.750%, 05/14/31	1,865,000	1,885,461
Cargill, Inc. 0.750%, 02/02/26 (144A) (b)	2,710,000	2,680,113

		9,792,621

Airlines—0.2%
Southwest Airlines Co.
4.750%, 05/04/23	1,193,000	1,279,776
5.250%, 05/04/25 (b)	1,149,000	1,310,979

		2,590,755

Auto Manufacturers—0.3%
General Motors Co. 6.125%, 10/01/25	3,125,000	3,699,382
General Motors Financial Co., Inc. 5.100%, 01/17/24	844,000	929,162

		4,628,544

Banks—9.4%
Banco Santander S.A.
2.706%, 06/27/24	4,600,000	4,840,427
2.749%, 12/03/30	2,200,000	2,179,359
Bank of America Corp.
1.898%, SOFR + 1.530%, 07/23/31 (c)	6,129,000	5,958,907
2.884%, 3M LIBOR + 1.190%, 10/22/30 (b) (c)	12,460,000	13,125,248
Bank of Ireland Group plc 4.500%, 11/25/23 (144A)	4,622,000	4,994,236
BNP Paribas S.A. 2.871%, SOFR + 1.387%, 04/19/32 (144A) (b) (c)	3,061,000	3,143,557
BPCE S.A. 2.277%, SOFR + 1.312%, 01/20/32 (144A) (b) (c)	2,741,000	2,688,780
Citigroup, Inc. 2.666%, SOFR + 1.146%, 01/29/31 (c)	13,016,000	13,432,915

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Credit Suisse AG 0.418%, SOFR + 0.390%, 02/02/24 (b) (c)	2,267,000	$2,266,909
Credit Suisse Group AG
1.305%, SOFR + 0.980%, 02/02/27 (144A) (c)	1,000,000	979,451
2.593%, SOFR + 1.560%, 09/11/25 (144A) (c)	2,281,000	2,373,095
3.750%, 03/26/25	2,800,000	3,037,178
4.550%, 04/17/26	545,000	617,273
Deutsche Bank AG 1.686%, 03/19/26 (b)	5,407,000	5,458,292
Goldman Sachs Group, Inc. (The) 0.436%, SOFR + 0.410%, 01/27/23 (c)	6,833,000	6,837,707
JPMorgan Chase & Co.
1.578%, SOFR + 0.885%, 04/22/27 (c)	5,048,000	5,074,154
1.953%, SOFR + 1.065%, 02/04/32 (b) (c)	1,902,000	1,847,220
2.950%, 10/01/26 (b)	6,709,000	7,219,401
2.956%, SOFR + 2.515%, 05/13/31 (c)	550,000	577,779
Lloyds Banking Group plc
1.326%, 1Y H15 + 1.100%, 06/15/23 (b) (c)	2,336,000	2,354,749
2.438%, 1Y H15 + 1.000%, 02/05/26 (b) (c)	2,107,000	2,197,232
M&T Bank Corp. 5.125%, 3M LIBOR + 3.520%, 11/01/26 (b) (c)	1,654,000	1,821,451
Manufacturers & Traders Trust Co. 3.400%, 08/17/27	4,596,000	5,060,203
Morgan Stanley
4.350%, 09/08/26	2,373,000	2,686,868
2.699%, SOFR + 1.143%, 01/22/31 (c)	4,389,000	4,594,416
4.000%, 07/23/25	3,892,000	4,328,899
Natwest Group plc
3.073%, 1Y H15 + 2.550%, 05/22/28 (c)	2,333,000	2,461,927
4.800%, 04/05/26	1,708,000	1,955,548
Santander Holdings USA, Inc. 3.500%, 06/07/24	1,742,000	1,863,440
Santander UK Group Holdings plc 1.532%, 1Y H15 + 1.250%, 08/21/26 (c)	1,154,000	1,155,971
Societe Generale S.A. 1.792%, 1Y H15 + 1.000%, 06/09/27 (144A) (c)	1,538,000	1,534,261
State Street Corp. 5.625%, 3M LIBOR + 2.539%, 12/15/23 (b) (c)	1,420,000	1,505,200
Truist Financial Corp. 4.800%, 5Y H15 + 3.003%, 09/01/24 (c)	10,078,000	10,581,900
UBS Group AG
1.364%, 1Y H15 + 1.080%, 01/30/27 (144A) (c)	1,424,000	1,414,032
3.126%, 3M LIBOR + 1.468%, 08/13/30 (144A) (b) (c)	1,378,000	1,476,826
UniCredit S.p.A. 1.982%, 1Y H15 + 1.200%, 06/03/27 (144A) (c)	2,487,000	2,477,701
Wells Fargo & Co.
3.196%, 3M LIBOR + 1.170%, 06/17/27 (c)	9,609,000	10,370,261
4.100%, 06/03/26 (b)	2,500,000	2,807,475

		149,300,248

Beverages—0.8%
Anheuser-Busch InBev Worldwide, Inc. 4.439%, 10/06/48	9,294,000	11,123,915

Beverages—(Continued)
Coca-Cola Co. (The) 2.875%, 05/05/41 (b)	1,336,000	1,388,462

		12,512,377

Biotechnology—0.4%
Amgen, Inc.
2.450%, 02/21/30	2,100,000	2,164,707
3.375%, 02/21/50	3,286,000	3,469,334

		5,634,041

Building Materials—0.3%
Carrier Global Corp. 2.700%, 02/15/31 (b)	4,486,000	4,618,856
Masco Corp. 1.500%, 02/15/28 (b)	500,000	488,172

		5,107,028

Chemicals—0.3%
Air Products and Chemicals, Inc. 2.700%, 05/15/40	1,544,000	1,565,880
Sherwin-Williams Co. (The) 3.450%, 06/01/27	1,305,000	1,439,294
Westlake Chemical Corp. 3.375%, 06/15/30	1,131,000	1,217,206

		4,222,380

Commercial Services—0.5%
Moody’s Corp. 3.250%, 05/20/50	2,800,000	2,926,426
Quanta Services, Inc. 2.900%, 10/01/30 (b)	2,358,000	2,444,830
S&P Global, Inc. 2.500%, 12/01/29 (b)	1,098,000	1,150,761
Transurban Finance Co. Pty, Ltd. 2.450%, 03/16/31 (144A) (b)	1,116,000	1,122,354

		7,644,371

Diversified Financial Services—1.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 1.750%, 01/30/26 (b)	2,128,000	2,103,027
Capital One Financial Corp.
3.300%, 10/30/24	845,000	910,092
3.900%, 01/29/24	500,000	539,610
Discover Financial Services 4.500%, 01/30/26	2,627,000	2,965,738
GE Capital International Funding Co. 4.418%, 11/15/35	4,713,000	5,648,443
Mastercard, Inc. 3.850%, 03/26/50	2,750,000	3,321,001

		15,487,911

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—1.7%
AES Corp. (The)
1.375%, 01/15/26 (144A) (b)	928,000	$918,895
3.300%, 07/15/25 (144A)	2,086,000	2,225,971
Berkshire Hathaway Energy Co.
3.700%, 07/15/30	2,000,000	2,267,014
3.800%, 07/15/48	2,636,000	3,014,537
6.500%, 09/15/37 (b)	345,000	492,131
Centerpoint Energy Houston Electric LLC 2.900%, 07/01/50	2,897,000	2,938,384
Duke Energy Corp.
3.300%, 06/15/41	130,000	133,163
3.500%, 06/15/51	120,000	124,107
Eversource Energy 1.650%, 08/15/30 (b)	2,007,000	1,920,806
Exelon Corp. 4.700%, 04/15/50 (b)	2,811,000	3,550,618
NRG Energy, Inc. 2.450%, 12/02/27 (144A)	2,705,000	2,722,397
Pacific Gas and Electric Co. 3.300%, 08/01/40 (b)	3,059,000	2,762,501
Sempra Energy 3.800%, 02/01/38	2,000,000	2,220,461
Southern California Edison Co.
4.200%, 03/01/29	500,000	563,905
5.500%, 03/15/40	335,000	419,366

		26,274,256

Electronics—0.4%
Amphenol Corp. 2.800%, 02/15/30	5,764,000	6,086,360

Environmental Control—0.1%
Republic Services, Inc. 1.450%, 02/15/31 (b)	1,000,000	936,856

Food—0.6%
Flowers Foods, Inc. 2.400%, 03/15/31 (b)	1,803,000	1,806,441
Mondelez International, Inc. 2.750%, 04/13/30	3,000,000	3,160,024
Tyson Foods, Inc.
4.000%, 03/01/26	3,000,000	3,346,866
5.100%, 09/28/48	1,500,000	1,974,314

		10,287,645

Gas—0.2%
NiSource, Inc. 1.700%, 02/15/31 (b)	3,751,000	3,544,432

Hand/Machine Tools—0.1%
Stanley Black & Decker, Inc. 4.000%, 5Y H15 + 2.657%, 03/15/60 (b) (c)	2,255,000	2,399,320

Healthcare-Products—0.6%
Alcon Finance Corp.
2.600%, 05/27/30 (144A)	4,427,000	4,520,948
2.750%, 09/23/26 (144A)	1,488,000	1,574,709
DH Europe Finance II Sarl 3.400%, 11/15/49	3,427,000	3,767,760

		9,863,417

Healthcare-Services—0.2%
UnitedHealth Group, Inc. 2.875%, 08/15/29	2,245,000	2,421,674

Home Furnishings—0.1%
Whirlpool Corp. 4.500%, 06/01/46	1,605,000	1,934,893

Insurance—0.5%
High Street Funding Trust II 4.682%, 02/15/48 (144A)	1,250,000	1,518,181
Progressive Corp. (The) 5.375%, 3M LIBOR + 2.539%, 03/15/23 (c)	4,400,000	4,613,356
Prudential Financial, Inc. 4.500%, 3M LIBOR + 2.380%, 09/15/47 (b) (c)	1,870,000	2,037,762

		8,169,299

Internet—0.3%
Amazon.com, Inc. 2.500%, 06/03/50	3,760,000	3,552,832
Expedia Group, Inc.
2.950%, 03/15/31	411,000	416,472
4.625%, 08/01/27	652,000	736,855
6.250%, 05/01/25 (144A)	398,000	462,975

		5,169,134

Leisure Time—0.1%
Carnival Corp. 11.500%, 04/01/23 (144A)	1,002,000	1,127,651

Lodging—0.4%
Las Vegas Sands Corp. 3.200%, 08/08/24	4,495,000	4,717,637
Marriott International, Inc. 2.850%, 04/15/31 (b)	887,000	900,740

		5,618,377

Machinery-Construction & Mining—0.1%
Caterpillar, Inc. 3.250%, 04/09/50 (b)	1,626,000	1,797,382

Machinery-Diversified—0.3%
Otis Worldwide Corp.
2.565%, 02/15/30	2,268,000	2,348,849
3.112%, 02/15/40	650,000	671,818

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Machinery-Diversified—(Continued)
Xylem, Inc. 2.250%, 01/30/31 (b)	1,835,000	$1,847,235

		4,867,902

Media—1.1%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.700%, 04/01/51 (b)	6,000,000	5,934,399
Comcast Corp.
3.400%, 04/01/30	2,250,000	2,483,652
4.600%, 10/15/38	255,000	316,047
Discovery Communications LLC
3.625%, 05/15/30 (b)	1,525,000	1,663,745
4.125%, 05/15/29 (b)	2,621,000	2,934,575
ViacomCBS, Inc. 4.750%, 05/15/25	3,137,000	3,549,805

		16,882,223

Mining—0.2%
Barrick North America Finance LLC 5.750%, 05/01/43	2,247,000	3,167,828

Miscellaneous Manufacturing—0.2%
Ingersoll-Rand Luxembourg Finance S.A. 3.500%, 03/21/26 (b)	3,655,000	4,000,196

Oil & Gas—2.0%
BP Capital Markets plc 4.375%, 5Y H15 + 4.036%, 06/22/25 (c)	982,000	1,045,830
Canadian Natural Resources, Ltd.
2.950%, 07/15/30 (b)	2,106,000	2,181,763
4.950%, 06/01/47	2,159,000	2,683,445
ConocoPhillips
2.400%, 02/15/31 (144A) (b)	945,000	967,245
3.750%, 10/01/27 (144A)	1,266,000	1,422,541
Continental Resources, Inc.
4.375%, 01/15/28 (b)	1,596,000	1,765,575
5.750%, 01/15/31 (144A) (b)	507,000	607,133
Devon Energy Corp. 5.850%, 12/15/25	1,595,000	1,872,100
Diamondback Energy, Inc. 3.125%, 03/24/31	2,336,000	2,420,928
EOG Resources, Inc. 4.375%, 04/15/30 (b)	1,145,000	1,355,466
EQT Corp. 7.625%, 02/01/25	4,160,000	4,852,598
Hess Corp.
3.500%, 07/15/24 (b)	552,000	585,634
5.800%, 04/01/47	1,500,000	1,954,545
Marathon Petroleum Corp. 4.500%, 04/01/48	2,723,000	3,108,269
Occidental Petroleum Corp. 3.200%, 08/15/26 (b)	1,493,000	1,504,197
Pioneer Natural Resources Co. 1.125%, 01/15/26	1,584,000	1,568,425

Oil & Gas—(Continued)
Valero Energy Corp. 4.000%, 04/01/29 (b)	1,705,000	1,903,980

		31,799,674

Packaging & Containers—0.2%
Berry Global, Inc. 1.650%, 01/15/27 (144A)	1,986,000	1,968,801
CCL Industries, Inc. 3.050%, 06/01/30 (144A)	1,885,000	1,977,876

		3,946,677

Pharmaceuticals—1.5%
AbbVie, Inc. 4.250%, 11/21/49	5,700,000	6,831,532
Becton Dickinson & Co. 2.823%, 05/20/30 (b)	4,437,000	4,647,202
Bristol-Myers Squibb Co. 3.200%, 06/15/26	4,488,000	4,926,511
Cigna Corp.
3.400%, 03/01/27	1,000,000	1,096,648
CVS Health Corp.
2.700%, 08/21/40	5,167,000	5,008,460
4.250%, 04/01/50	681,000	807,232
5.050%, 03/25/48	142,000	184,440

		23,502,025

Pipelines—1.5%
Cheniere Corpus Christi Holdings LLC 3.700%, 11/15/29	8,126,000	8,875,884
Enable Midstream Partners L.P.
4.400%, 03/15/27 (b)	744,000	820,242
4.950%, 05/15/28 (b)	1,098,000	1,257,169
Energy Transfer L.P. 4.050%, 03/15/25	1,531,000	1,660,028
Kinder Morgan Energy Partners L.P.
5.800%, 03/15/35	311,000	399,483
6.950%, 01/15/38	1,655,000	2,365,421
Kinder Morgan, Inc. 2.000%, 02/15/31 (b)	1,188,000	1,142,028
MPLX L.P. 4.500%, 04/15/38	2,817,000	3,232,382
ONEOK, Inc. 4.350%, 03/15/29	903,000	1,019,358
Plains All American Pipeline L.P. / PAA Finance Corp.
3.550%, 12/15/29	1,391,000	1,464,755
3.800%, 09/15/30 (b)	1,084,000	1,159,943

		23,396,693

Real Estate Investment Trusts—4.8%
Alexandria Real Estate Equities, Inc. 1.875%, 02/01/33	2,419,000	2,286,694
American Tower Corp.
2.100%, 06/15/30	6,606,000	6,496,285
3.800%, 08/15/29	1,413,000	1,574,393

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
Boston Properties L.P.
3.250%, 01/30/31 (b)	4,160,000	$4,454,709
3.400%, 06/21/29	1,000,000	1,085,380
4.500%, 12/01/28 (b)	2,671,000	3,113,049
Camden Property Trust
2.800%, 05/15/30	1,000,000	1,059,668
4.100%, 10/15/28	465,000	534,460
Crown Castle International Corp.
2.250%, 01/15/31 (b)	7,852,000	7,750,146
3.700%, 06/15/26	1,312,000	1,442,755
Digital Realty Trust L.P. 3.700%, 08/15/27	8,546,000	9,565,465
Duke Realty L.P.
1.750%, 07/01/30	2,484,000	2,381,937
3.375%, 12/15/27	1,449,000	1,592,969
Equinix, Inc. 2.150%, 07/15/30	7,581,000	7,532,605
Essex Portfolio L.P. 2.650%, 03/15/32	3,000,000	3,043,662
Highwoods Realty L.P. 4.200%, 04/15/29	1,424,000	1,599,138
Kimco Realty Corp.
2.700%, 10/01/30 (b)	2,122,000	2,179,575
4.250%, 04/01/45	1,287,000	1,489,394
Mid-America Apartments L.P.
2.750%, 03/15/30 (b)	2,000,000	2,091,157
4.200%, 06/15/28	360,000	412,412
Piedmont Operating Partnership L.P. 3.150%, 08/15/30	1,863,000	1,890,974
Prologis L.P. 2.125%, 10/15/50	756,000	645,268
Realty Income Corp. 1.800%, 03/15/33 (b)	843,000	801,449
Vornado Realty L.P. 3.500%, 01/15/25	3,000,000	3,193,777
Welltower, Inc. 2.050%, 01/15/29	4,419,000	4,425,087
3.100%, 01/15/30 (b)	2,500,000	2,662,418

		75,304,826

Retail—1.0%
7-Eleven, Inc. 0.612%, 3M LIBOR + 0.450%, 08/10/22 (144A) (c)	4,311,000	4,312,936
Home Depot, Inc. (The) 3.350%, 04/15/50 (b)	3,000,000	3,316,630
McDonald’s Corp. 3.600%, 07/01/30 (b)	2,145,000	2,411,997
Ross Stores, Inc. 1.875%, 04/15/31 (b)	1,390,000	1,345,862
Starbucks Corp. 3.500%, 11/15/50 (b)	2,369,000	2,552,000
Tractor Supply Co. 1.750%, 11/01/30	1,350,000	1,286,203

		15,225,628

Savings & Loans—0.0%
Nationwide Building Society 3.766%, 3M LIBOR + 1.064%, 03/08/24 (144A) (c)	616,000	646,886

Semiconductors—1.1%
Broadcom, Inc. 2.600%, 02/15/33 (144A) (b)	3,812,000	3,727,636
NVIDIA Corp. 2.850%, 04/01/30 (b)	2,000,000	2,164,948
NXP B.V. / NXP Funding LLC / NXP U.S.A., Inc.
3.400%, 05/01/30 (144A)	3,444,000	3,760,531
3.875%, 06/18/26 (144A)	2,000,000	2,215,096
QUALCOMM, Inc. 1.650%, 05/20/32	6,000,000	5,718,902

		17,587,113

Software—0.4%
Fiserv, Inc. 3.200%, 07/01/26	5,793,000	6,269,056

Telecommunications—2.3%
AT&T, Inc.
3.500%, 06/01/41	9,197,000	9,553,537
3.500%, 09/15/53 (144A)	1,005,000	1,009,694
4.850%, 03/01/39	2,000,000	2,429,346
T-Mobile USA, Inc.
3.500%, 04/15/31	722,000	746,945
3.875%, 04/15/30	7,435,000	8,310,992
Telefonica Emisiones S.A.U. 5.213%, 03/08/47	1,000,000	1,248,275
Verizon Communications, Inc.
3.400%, 03/22/41	3,546,000	3,751,110
3.550%, 03/22/51	2,466,000	2,634,592
4.272%, 01/15/36	5,549,000	6,602,339

		36,286,830

Total Corporate Bonds & Notes (Cost $559,592,511)		574,173,243

Preferred Stocks—0.1%

Auto Components—0.0%
Schaeffler AG	7,241	66,796

Automobiles—0.1%
Porsche Automobil Holding SE	1,506	161,374
Volkswagen AG	4,817	1,207,986

		1,369,360

Health Care Equipment & Supplies—0.0%
Sartorius AG	220	114,519

Household Products—0.0%
Henkel AG & Co. KGaA	5,498	580,476

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Preferred Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Water Utilities—0.0%
Cia de Saneamento do Parana	46,600	$39,256

Total Preferred Stocks (Cost $1,584,377)		2,170,407

Short-Term Investments—16.8%

Repurchase Agreement—3.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $57,062,308; collateralized by U.S. Treasury Notes with rates ranging from 0.375% - 2.625%, maturity dates ranging from 12/31/23 - 04/15/24, and an aggregate market value of $58,203,641.	57,062,308	57,062,308

U.S. Treasury—13.2%
U.S. Treasury Bills
0.030%, 12/16/21 (b) (d)	24,000,000	23,994,120
0.055%, 08/05/21 (d)	100,000,000	99,995,447
0.082%, 07/15/21 (d)	84,750,000	84,748,517

		208,738,084

Total Short-Term Investments (Cost $265,800,636)		265,800,392

Securities Lending Reinvestments (e)—5.7%

Certificates of Deposit—0.5%
Agricultural Bank of China 0.100%, 07/01/21	100,000	100,000
Industrial & Commercial Bank of China Ltd. 0.110%, 07/22/21	2,000,000	1,999,914
Natixis S.A. (New York) 0.208%, 3M LIBOR + 0.040%, 02/11/22 (c)	2,000,000	1,999,968
Oversea-Chinese Banking Corp., Ltd. 0.167%, 3M LIBOR + 0.020%, 03/25/22 (c)	2,000,000	2,000,008
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 08/09/21	1,998,645	1,999,700

		8,099,590

Repurchase Agreements—3.4%
Barclays Bank plc
Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $2,100,012; collateralized by various Common Stock with an aggregate market value of $2,333,512.	2,100,000	2,100,000
Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $4,001,400; collateralized by various Common Stock with an aggregate market value of $4,445,338.	4,000,000	4,000,000

Repurchase Agreements—(Continued)
Barclays Capital, Inc. Repurchase Agreement dated 06/30/21 at 0.030%, due on 07/01/21 with a maturity value of $2,405,940; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/29 - 11/15/43, and an aggregate market value of $2,454,057.	2,405,938	2,405,938
BofA Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $2,000,700; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $10,000,014; collateralized by U.S. Government Agency Obligations with rates ranging from 0.920% - 7.500%, maturity dates ranging from 11/01/23 - 06/20/71, and an aggregate market value of $10,200,000.	10,000,000	10,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $4,001,672; collateralized by U.S. Treasury Obligations at 2.000%, maturing 11/30/22, and various Common Stock with an aggregate market value of $4,392,910.	4,000,000	4,000,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $1,000,005; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $1,020,001.	1,000,000	1,000,000
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $5,900,016; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $6,020,425.	5,900,000	5,900,000
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $8,000,327; collateralized by various Common Stock with an aggregate market value of $8,888,941.	8,000,000	8,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $1,500,071; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $1,666,667.	1,500,000	1,500,000
Societe Generale
Repurchase Agreement dated 06/30/21 at 0.180%, due on 07/01/21 with a maturity value of $10,200,051; collateralized by various Common Stock with an aggregate market value of $11,333,569.	10,200,000	10,200,000

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (e)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 06/30/21 at 0.185%, due on 07/01/21 with a maturity value of $2,900,015; collateralized by various Common Stock with an aggregate market value of $3,222,325.	2,900,000	$2,900,000

		54,005,938

Time Deposits—0.5%
ABN AMRO Bank NV 0.080%, 07/01/21	4,000,000	4,000,000
Landesbank Baden-Wuettertemberg (London) 0.130%, 07/01/21	4,500,000	4,500,000

		8,500,000

Mutual Funds—1.3%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (f)	6,000,000	6,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (f)	5,000,000	5,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (f)	10,000,000	10,000,000

		21,000,000

Total Securities Lending Reinvestments (Cost $91,605,505)		91,605,528

Total Investments—102.5% (Cost $1,475,033,945)		1,624,612,098
Other assets and liabilities (net)—(2.5)%		(40,252,490)

Net Assets—100.0%		$1,584,359,608

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $99,092,572 and the collateral received consisted of cash in the amount of $91,604,584 and non-cash collateral with a value of $9,901,614. The cash collateral investments are disclosed in the Consolidated Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(c)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(d)	The rate shown represents current yield to maturity.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(f)	The rate shown represents the annualized seven-day yield as of June 30, 2021.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2021, the market value of 144A securities was $62,572,508, which is 3.9% of net assets.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	4,472,500	JPMC	07/23/21	USD	3,376,677	$(22,166)
AUD	4,472,500	UBSA	07/23/21	USD	3,378,330	(23,818)
BRL	57,139,000	UBSA	07/02/21	USD	11,212,520	275,477
BRL	57,139,000	UBSA	07/02/21	USD	11,422,774	65,223
BRL	33,684,000	UBSA	08/03/21	USD	6,792,499	(43,180)
BRL	57,139,000	UBSA	08/03/21	USD	11,543,349	(94,313)
CAD	20,582,000	UBSA	07/23/21	USD	16,494,935	108,600
CHF	18,252,000	UBSA	07/23/21	USD	19,818,515	(80,897)
COP	89,860,000	MSIP	07/06/21	USD	23,849	90
COP	25,539,499,000	MSIP	08/11/21	USD	6,796,035	(3,790)
CZK	47,891,580	JPMC	07/23/21	USD	2,238,377	(11,795)
CZK	97,234,420	MSIP	07/23/21	USD	4,545,880	(25,244)
DKK	9,189,000	GSI	07/23/21	USD	1,469,938	(4,102)
EUR	16,147,000	MSIP	07/23/21	USD	19,213,811	(59,135)
GBP	16,867,000	MSIP	07/06/21	USD	23,287,896	44,514
GBP	13,211,161	UBSA	07/23/21	USD	18,342,601	(66,435)
HUF	1,998,234,000	UBSA	07/23/21	USD	6,768,462	(27,295)
IDR	102,420,096,000	UBSA	07/06/21	USD	7,127,851	(66,650)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-21

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
IDR	102,420,096,000	UBSA	08/12/21	USD	6,973,995	$66,512
ILS	53,000	UBSA	07/23/21	USD	16,221	38
INR	1,100,449,000	UBSA	07/06/21	USD	15,104,646	(305,424)
INR	530,284,000	UBSA	08/11/21	USD	7,090,780	13,322
JPY	4,426,714,344	GSI	07/26/21	USD	40,213,655	(359,650)
KRW	18,532,000	JPMC	07/06/21	USD	16,415	41
MXN	626,000	MSIP	07/23/21	USD	30,244	1,079
MYR	29,166,000	MSIP	07/06/21	USD	7,047,140	(22,936)
MYR	137,000	GSI	08/11/21	USD	32,921	24
NOK	596,000	UBSA	07/23/21	USD	68,749	479
PHP	326,750,000	MSIP	07/06/21	USD	6,686,106	6,946
PLN	25,680,000	UBSA	07/23/21	USD	6,787,040	(51,445)
PLN	26,305,000	UBSA	07/23/21	USD	6,901,229	(1,703)
RUB	1,636,621,000	MSIP	07/06/21	USD	22,155,872	213,226
RUB	1,636,621,000	GSI	08/11/21	USD	22,244,254	4,074

Contracts to Deliver
BRL	57,139,000	UBSA	07/02/21	USD	11,579,491	91,494
BRL	57,139,000	UBSA	07/02/21	USD	11,422,774	(65,223)
CAD	5,597,180	MSIP	07/23/21	USD	4,521,674	6,420
CAD	2,756,820	UBSA	07/23/21	USD	2,230,065	6,134
CLP	4,818,231,000	MSIP	08/04/21	USD	6,534,169	(21,420)
COP	89,860,000	GSI	07/06/21	USD	24,138	199
COP	89,860,000	MSIP	08/11/21	USD	23,805	(94)
CZK	3,151,000	MSIP	07/23/21	USD	146,507	10
GBP	16,867,000	MSIP	07/06/21	USD	23,536,399	203,989
GBP	16,867,000	MSIP	07/23/21	USD	23,288,969	(44,642)
HUF	8,373,000	GSI	07/23/21	USD	28,058	(188)
IDR	102,420,096,000	UBSA	07/06/21	USD	7,008,834	(52,368)
ILS	11,057,000	MSIP	07/23/21	USD	3,394,009	1,891
ILS	11,057,000	MSIP	07/23/21	USD	3,394,950	2,832
INR	570,165,000	UBSA	07/06/21	USD	7,767,916	100,138
INR	530,284,000	UBSA	07/06/21	USD	7,119,817	(11,628)
INR	507,252,000	MSIP	08/11/21	USD	6,802,360	6,813
KRW	18,532,000	UBSA	07/06/21	USD	16,602	147
KRW	18,532,000	JPMC	08/11/21	USD	16,412	(41)
MYR	137,000	GSI	07/06/21	USD	32,964	(30)
MYR	29,029,000	MSIP	07/06/21	USD	7,015,225	24,015
NZD	9,367,000	MSIP	07/23/21	USD	6,514,945	(32,315)
PHP	326,750,000	UBSA	07/06/21	USD	6,807,504	114,453
PHP	326,750,000	MSIP	08/11/21	USD	6,670,750	(15,019)
RUB	1,636,621,000	GSI	07/06/21	USD	22,361,418	(7,680)
SGD	10,953,600	UBSA	07/23/21	USD	8,142,246	(3,512)
SGD	7,302,400	UBSA	07/23/21	USD	5,430,917	412
THB	221,385,000	GSI	07/23/21	USD	6,988,384	81,290
ZAR	100,170,000	UBSA	07/23/21	USD	6,968,849	(27,633)

Cross Currency Contracts to Buy
AUD	73,398	MSIP	07/23/21	NZD	79,053	(205)
AUD	44,190,000	MSIP	07/23/21	CAD	41,283,845	(159,898)
EUR	1,012,766	MSIP	07/23/21	GBP	869,000	(752)
EUR	1,254,643	MSIP	07/26/21	JPY	163,831,147	13,452
MXN	221,645,000	UBSA	07/23/21	CAD	13,297,796	362,948
SGD	59,300	GSI	07/26/21	JPY	4,846,000	470

Net Unrealized Appreciation						$104,126

Cash in the amount of $327,000 has been received at the custodian bank and held in a segregated account as collateral for forward foreign currency exchange contracts.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-22

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro Stoxx 50 Index Futures	09/17/21	2,398	EUR	97,250,890	$(1,535,234)
FTSE 100 Index Futures	09/17/21	43	GBP	3,001,615	(45,859)
MSCI Emerging Markets Index Mini Futures	09/17/21	354	USD	24,156,960	(37,846)
Nikkei 225 Index Futures	09/09/21	25	JPY	719,500,000	(90,112)
S&P Financial Select Sector E-Mini Futures	09/17/21	322	USD	36,329,650	(592,387)
S&P 500 Index E-Mini Futures	09/17/21	649	USD	139,165,070	2,060,198
S&P TSX 60 Index Futures	09/16/21	65	CAD	15,635,100	166,678
TOPIX Index Futures	09/09/21	53	JPY	1,029,790,000	(66,438)
U.S. Treasury Long Bond Futures	09/21/21	540	USD	86,805,000	2,498,557
U.S. Treasury Note 2 Year Futures	09/30/21	244	USD	53,758,156	(86,164)
U.S. Treasury Note 5 Year Futures	09/30/21	43	USD	5,307,477	(14,332)
U.S. Treasury Ultra Long Bond Futures	09/21/21	3	USD	578,063	21,393

Futures Contracts—Short
Russell 2000 Index E-Mini Futures	09/17/21	(285)	USD	(32,886,150)	(28,535)
U.S. Treasury Note 10 Year Futures	09/21/21	(919)	USD	(121,767,500)	(519,790)
U.S. Treasury Note Ultra 10 Year Futures	09/21/21	(501)	USD	(73,748,766)	(1,288,589)

Net Unrealized Appreciation					$441,540

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)(1)
Pay	3M LIBOR	Quarterly	1.580%	Quarterly	07/23/31	USD	474,000,000	$6,921,348	$—	$6,921,348

(1)	There is no upfront payment premium paid or (received) therefore Market Value equals Unrealized Appreciation/(Depreciation).

Glossary of Abbreviations

Counterparties

(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(MSIP)—	Morgan Stanley & Co. International plc
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(CLP)—	Chilean Peso
(COP)—	Colombian Peso
(CZK)—	Czech Koruna
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(HUF)—	Hungarian Forint
(IDR)—	Indonesian Rupiah
(ILS)—	Israeli Shekel
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PHP)—	Philippine Peso
(PLN)—	Polish Zloty
(RUB)—	Russian Ruble
(SGD)—	Singapore Dollar
(THB)—	Thai Baht
(USD)—	United States Dollar
(ZAR)—	South African Rand

Index Abbreviations

(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(REIT)—	Real Estate Investment Trust
(ADR)—	American Depositary Receipt

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-23

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$4,143,304	$1,305,342	$—	$5,448,646
Air Freight & Logistics	3,276,296	1,052,007	—	4,328,303
Airlines	1,443,889	—	—	1,443,889
Auto Components	799,630	932,827	—	1,732,457
Automobiles	6,032,766	5,619,909	—	11,652,675
Banks	26,252,039	15,101,496	—	41,353,535
Beverages	8,036,118	2,570,933	—	10,607,051
Biotechnology	11,288,944	685,852	—	11,974,796
Building Products	3,785,678	2,869,993	—	6,655,671
Capital Markets	24,599,182	4,811,071	—	29,410,253
Chemicals	7,455,919	4,817,560	—	12,273,479
Commercial Services & Supplies	2,897,124	365,765	—	3,262,889
Communications Equipment	2,728,174	783,572	—	3,511,746
Construction & Engineering	63,129	1,244,535	—	1,307,664
Construction Materials	1,964,380	938,575	—	2,902,955
Consumer Finance	6,434,669	38,824	—	6,473,493
Containers & Packaging	4,321,164	510,110	—	4,831,274
Distributors	227,037	—	—	227,037
Diversified Consumer Services	369,888	—	—	369,888
Diversified Financial Services	2,828,412	442,743	—	3,271,155
Diversified Telecommunication Services	4,982,308	2,285,763	—	7,268,071
Electric Utilities	5,635,209	2,500,650	—	8,135,859
Electrical Equipment	3,314,663	3,005,454	—	6,320,117
Electronic Equipment, Instruments & Components	4,566,206	1,938,972	—	6,505,178
Energy Equipment & Services	2,632,695	70,630	—	2,703,325
Entertainment	9,525,877	1,229,864	—	10,755,741
Equity Real Estate Investment Trusts	7,127,503	1,560,309	—	8,687,812
Food & Staples Retailing	5,651,912	1,044,405	—	6,696,317
Food Products	2,689,354	4,708,753	—	7,398,107
Gas Utilities	81,196	381,881	—	463,077
Health Care Equipment & Supplies	19,645,210	1,620,561	—	21,265,771
Health Care Providers & Services	13,536,661	43,185	—	13,579,846
Health Care Technology	1,095,268	219,224	—	1,314,492
Hotels, Restaurants & Leisure	6,721,817	1,850,124	—	8,571,941
Household Durables	4,689,395	1,892,397	—	6,581,792
Household Products	8,951,744	1,980,437	—	10,932,181
Independent Power and Renewable Electricity Producers	135,468	68,833	—	204,301
Industrial Conglomerates	7,005,068	1,961,548	—	8,966,616
Insurance	6,641,809	5,135,282	—	11,777,091
Interactive Media & Services	37,334,853	445,221	—	37,780,074
Internet & Direct Marketing Retail	23,697,202	1,127,986	—	24,825,188

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-24

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
IT Services	$31,797,932	$641,707	$—	$32,439,639
Leisure Products	584,741	443,314	—	1,028,055
Life Sciences Tools & Services	5,333,312	601,358	—	5,934,670
Machinery	10,729,335	3,284,579	—	14,013,914
Marine	—	766,326	—	766,326
Media	9,891,672	640,157	—	10,531,829
Metals & Mining	4,413,264	6,097,216	—	10,510,480
Multi-Utilities	1,353,594	1,312,461	—	2,666,055
Multiline Retail	2,545,339	844,397	—	3,389,736
Oil, Gas & Consumable Fuels	14,413,737	7,151,055	—	21,564,792
Paper & Forest Products	380,523	321,222	—	701,745
Personal Products	1,142,680	3,796,368	—	4,939,048
Pharmaceuticals	20,621,111	16,935,139	—	37,556,250
Professional Services	857,326	2,692,987	—	3,550,313
Real Estate Management & Development	103,262	2,047,692	—	2,150,954
Road & Rail	7,716,340	267,150	—	7,983,490
Semiconductors & Semiconductor Equipment	31,090,987	6,232,486	—	37,323,473
Software	47,836,091	1,380,721	—	49,216,812
Specialty Retail	13,139,093	1,083,234	—	14,222,327
Technology Hardware, Storage & Peripherals	28,040,965	281,052	—	28,322,017
Textiles, Apparel & Luxury Goods	6,974,133	5,809,415	—	12,783,548
Thrifts & Mortgage Finance	437,280	—	—	437,280
Tobacco	4,216,546	1,846,031	—	6,062,577
Trading Companies & Distributors	2,146,689	3,833,775	—	5,980,464
Water Utilities	487,821	—	—	487,821
Wireless Telecommunication Services	423,338	2,103,822	—	2,527,160
Total Common Stocks	541,286,271	149,576,257	—	690,862,528
Total Corporate Bonds & Notes*	—	574,173,243	—	574,173,243
Preferred Stocks
Auto Components	—	66,796	—	66,796
Automobiles	—	1,369,360	—	1,369,360
Health Care Equipment & Supplies	—	114,519	—	114,519
Household Products	—	580,476	—	580,476
Water Utilities	39,256	—	—	39,256
Total Preferred Stocks	39,256	2,131,151	—	2,170,407
Total Short-Term Investments*	—	265,800,392	—	265,800,392
Securities Lending Reinvestments
Certificates of Deposit	—	8,099,590	—	8,099,590
Repurchase Agreements	—	54,005,938	—	54,005,938
Time Deposits	—	8,500,000	—	8,500,000
Mutual Funds	21,000,000	—	—	21,000,000
Total Securities Lending Reinvestments	21,000,000	70,605,528	—	91,605,528
Total Investments	$562,325,527	$1,062,286,571	$—	$1,624,612,098

Collateral for Securities Loaned (Liability)	$—	$(91,604,584)	$—	$(91,604,584)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$1,816,752	$—	$1,816,752
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(1,712,626)	—	(1,712,626)
Total Forward Contracts	$—	$104,126	$—	$104,126
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$4,746,826	$—	$—	$4,746,826
Futures Contracts (Unrealized Depreciation)	(4,305,286)	—	—	(4,305,286)
Total Futures Contracts	$441,540	$—	$—	$441,540
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$6,921,348	$—	$6,921,348

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-25

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$1,624,612,098
Cash	12,765
Cash denominated in foreign currencies (c)	914,547
Cash collateral (d)	46,796,279
Unrealized appreciation on forward foreign currency exchange contracts	1,816,752
Receivable for:
Investments sold	2,742,829
Fund shares sold	2,362
Dividends and interest	5,489,338
Variation margin on centrally cleared swap contracts	1,263,825

Total Assets	1,683,650,795
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	1,712,626
Collateral for securities loaned	91,604,584
Payables for:
Investments purchased	1,392,735
Fund shares redeemed	1,097,175
Variation margin on futures contracts	1,633,605
Accrued Expenses:
Management fees	811,864
Distribution and service fees	325,236
Deferred trustees’ fees	244,921
Other expenses	468,441

Total Liabilities	99,291,187

Net Assets	$1,584,359,608

Net Assets Consist of:
Paid in surplus	$1,388,059,822
Distributable earnings (Accumulated losses)	196,299,786

Net Assets	$1,584,359,608

Net Assets
Class B	$1,584,359,608
Capital Shares Outstanding*
Class B	120,072,123
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$13.20

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,475,033,945.
(b)	Includes securities loaned at value of $99,092,572.
(c)	Identified cost of cash denominated in foreign currencies was $920,273.
(d)	Includes collateral of $23,140,285 for futures contracts and $23,655,994 for centrally cleared swap contracts.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends (a)	$5,737,152
Interest	8,008,439
Securities lending income	94,009

Total investment income	13,839,600
Expenses
Management fees	4,942,585
Administration fees	46,885
Custodian and accounting fees	206,549
Distribution and service fees—Class B	1,951,968
Audit and tax services	46,370
Legal	25,360
Trustees’ fees and expenses	28,684
Shareholder reporting	33,090
Insurance	6,036
Miscellaneous	25,285

Total expenses	7,312,812
Less management fee waiver	(81,773)

Net expenses	7,231,039

Net Investment Income	6,608,561

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	16,960,980
Futures contracts	62,826,709
Swap contracts	(28,320,972)
Foreign currency transactions	190,398
Forward foreign currency transactions	(1,371,747)

Net realized gain (loss)	50,285,368

Net change in unrealized appreciation (depreciation) on:
Investments	46,015,810
Futures contracts	(10,638,737)
Swap contracts	10,853,223
Foreign currency transactions	(85,757)
Forward foreign currency transactions	(1,090,207)

Net change in unrealized appreciation (depreciation)	45,054,332

Net realized and unrealized gain (loss)	95,339,700

Net Increase (Decrease) in Net Assets From Operations	$101,948,261

(a)	Net of foreign withholding taxes of $298,952.
(b)	Net of foreign capital gains tax of $1,716.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-26

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$6,608,561	$13,426,058
Net realized gain (loss)	50,285,368	(10,521,765)
Net change in unrealized appreciation (depreciation)	45,054,332	23,479,214

Increase (decrease) in net assets from operations	101,948,261	26,383,507

From Distributions to Shareholders
Class B	(7,937,442)	(113,799,581)

Total distributions	(7,937,442)	(113,799,581)

Increase (decrease) in net assets from capital share transactions	(116,371,887)	(90,885,218)

Total increase (decrease) in net assets	(22,361,068)	(178,301,292)

Net Assets
Beginning of period	1,606,720,676	1,785,021,968

End of period	$1,584,359,608	$1,606,720,676

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class B
Sales	300,788	$3,820,752	865,518	$10,410,179
Reinvestments	608,233	7,937,442	9,964,937	113,799,581
Redemptions	(10,127,192)	(128,130,081)	(17,634,570)	(215,094,978)

Net increase (decrease)	(9,218,171)	$(116,371,887)	(6,804,115)	$(90,885,218)

Increase (decrease) derived from capital shares transactions		$(116,371,887)		$(90,885,218)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-27

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.43		$13.12	$10.96	$12.88	$11.58	$11.27

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.05		0.10	0.23	0.22	0.14	0.13 (b)
Net realized and unrealized gain (loss)	0.78		0.10	2.11	(1.37)	1.50	0.50

Total income (loss) from investment operations	0.83		0.20	2.34	(1.15)	1.64	0.63

Less Distributions
Distributions from net investment income	(0.04)		(0.22)	(0.18)	(0.18)	(0.10)	(0.16)
Distributions from net realized capital gains	(0.02)		(0.67)	0.00	(0.59)	(0.24)	(0.16)

Total distributions	(0.06)		(0.89)	(0.18)	(0.77)	(0.34)	(0.32)

Net Asset Value, End of Period	$13.20		$12.43	$13.12	$10.96	$12.88	$11.58

Total Return (%) (c)	6.73	(d)	2.11	21.49	(9.42)	14.29	5.65

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.94	(e)	0.94	0.92	0.93	0.95	0.96
Net ratio of expenses to average net assets (%) (f) (g)	0.93	(e)	0.93	0.91	0.91	0.95	0.96
Ratio of net investment income (loss) to average net assets (%)	0.85	(e)	0.83	1.85	1.86	1.15	1.17 (b)
Portfolio turnover rate (%)	20	(d)	138	90	77	108	106
Net assets, end of period (in millions)	$1,584.4		$1,606.7	$1,785.0	$1,693.8	$1,232.0	$1,151.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).
(g)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net asset was 0.01% for the year ended December 31, 2018 and less than 0.01% for the year ended December 31, 2017.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-28

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Schroders Global Multi-Asset Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—Schroders Global Multi-Asset Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the Schroders Global Multi-Asset Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity derivatives, exchange-traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by Schroder Investment Management North America Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of June 30, 2021, the Portfolio held $10,690 in the Subsidiary, representing less than 0.05% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for

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a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the

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underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

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In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. During the six months ended June 30, 2021, the Portfolio received $15,159 from Finland for previously withheld foreign taxes and interest thereon. Such amount is included in dividends on the Consolidated Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Consolidated Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Consolidated Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and

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related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $57,062,308. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $54,005,938. The combined value of all repurchase agreements is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 3. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

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The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2021
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(9,293,682)	$—	$—	$—	$(9,293,682)
Corporate Bonds & Notes	(64,310,902)	—	—	—	(64,310,902)
U.S. Treasury	(18,000,000)	—	—	—	(18,000,000)
Total Borrowings	$(91,604,584)	$—	$—	$—	$(91,604,584)
Gross amount of recognized liabilities for securities lending transactions					$(91,604,584)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective.

During the period, the Portfolio’s investment in equity and interest rate futures were used investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

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Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another

BHFTI-35

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2021—(Continued)

market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2021 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$6,921,348
	Unrealized appreciation on futures contracts (a) (c)	2,519,950	Unrealized depreciation on futures contracts (a) (c)	$1,908,875
Equity	Unrealized appreciation on futures contracts (a) (c)	2,226,876	Unrealized depreciation on futures contracts (a) (c)	2,396,411
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	1,816,752	Unrealized depreciation on forward foreign currency exchange contracts	1,712,626

Total		$13,484,926		$6,017,912

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2021.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Goldman Sachs International	$86,057	$(86,057)	$—	$—
JPMorgan Chase Bank N.A.	41	(41)	—	—
Morgan Stanley & Co. International plc	525,277	(385,450)	(139,827)	—
UBS AG	1,205,377	(921,524)	—	283,853

	$1,816,752	$(1,393,072)	$(139,827)	$283,853

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2021.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Goldman Sachs International	$371,650	$(86,057)	$—	$285,593
JPMorgan Chase Bank N.A.	34,002	(41)	—	33,961
Morgan Stanley & Co. International plc	385,450	(385,450)	—	—
UBS AG	921,524	(921,524)	—	—

	$1,712,626	$(1,393,072)	$—	$319,554

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

BHFTI-36

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2021—(Continued)

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2021:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(1,371,747)	$(1,371,747)
Futures contracts	2,883,630	59,943,079	—	62,826,709
Swap contracts	(28,320,972)	—	—	(28,320,972)

	$(25,437,342)	$59,943,079	$(1,371,747)	$33,133,990

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(1,090,207)	$(1,090,207)
Futures contracts	1,225,363	(11,864,100)	—	(10,638,737)
Swap contracts	10,853,223	—	—	10,853,223

	$12,078,586	$(11,864,100)	$(1,090,207)	$(875,721)

For the six months ended June 30, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$574,390,185
Futures contracts long	554,110,353
Futures contracts short	(244,710,730)
Swap contracts	470,000,000

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into

BHFTI-37

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2021—(Continued)

agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the

BHFTI-38

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2021—(Continued)

Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$337,184,134	$15,602,864	$221,948,065

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$4,942,585	0.680%	First $100 million
	0.660%	$100 million to $250 million
	0.640%	$250 million to $750 million
	0.620%	$750 million to $1.5 billion
	0.600%	Over $1.5 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.010%	First $100 million
(0.010)%	$100 million to $200 million
0.010%	$750 million to $1.25 billion
0.040%	$1.25 billion to $1.5 billion
0.020%	$1.5 billion to $1.75 billion
0.050%	Over $1.75 billion

BHFTI-39

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2021—(Continued)

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are shown as management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$1,480,787,952

Gross unrealized appreciation	171,492,202
Gross unrealized depreciation	(19,589,518)

Net unrealized appreciation (depreciation)	$151,902,684

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$72,017,285	$26,061,496	$41,782,296	$—	$113,799,581	$26,061,496

BHFTI-40

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2021—(Continued)

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$7,682,888	$—	$94,843,772	$—	$102,526,660

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-41

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-42

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Managed by SSGA Funds Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A and B shares of the SSGA Emerging Markets Enhanced Index Portfolio returned 9.91% and 9.69%, respectively. The Portfolio’s benchmark, MSCI Emerging Markets Index¹, returned 7.45%.

MARKET ENVIRONMENT / CONDITIONS

Emerging market (“EM”) stocks continued to do well in 2021, rising 7.45% during the first six months of the year, as measured by the MSCI Emerging Markets Index. Nonetheless, they substantially underperformed developed markets largely because of regulatory scrutiny of Chinese technology companies and lingering problems with COVID-19 outbreaks in Asian countries. We were also reminded that political risk rears its head from time to time, with a hard left challenger leading in the polls in Chile. The quasi-communist candidate lost, but it called into question the valuation of the business-friendly nation.

Progress on COVID-19 in emerging markets remained uneven during the reporting period. High COVID-19 cases overall remained a concern from a health and economic perspective, but thus far, certain markets have been able to look past rising infection rates. For example, India, which saw a shocking breakdown of its health system due to COVID-19, was one of the best performing markets during the period. In general, commodity linked countries and stocks have fared well, with higher oil prices and optimism about the U.S. infrastructure package. Russia and the other mid-east markets are the leaders here in 2021. Europe, the Middle East and Africa regions have had a good year despite the ever laggard Turkey that fell sharply.

EM currencies have been largely flat over the reporting period. The U.S. dollar saw a few wobbles early in the year when inflation expectations picked up but recovered ground as growth concerns came back (pushing the U.S. dollar bond yield back to ultra-low levels). Against the major currencies, the U.S. dollar appreciated.

The earnings story remained very strong. We have seen a melt-up in earnings expectations during the first six months of the year, but this was paused towards the end of the period. Earnings per share (“EPS”) revisions were very slightly cut for both 2021 and 2022, mainly driven by Asia. Latin America earnings expectations rose significantly based on higher commodity prices. Nonetheless, the 2021 EPS expectation remains very solid.

Oil prices remained well bid over the period. Brent crude oil rose 11% in June to $75, mainly due to the Organization of the Petroleum Exporting Countries discipline and rising U.S. and European consumer demand. Other industrial commodities remained well bid, especially coal and iron ore. Much had been made of the skyrocketing lumber price, but that has come full circle and is largely flat on the year. Gold investors did not seem to have much conviction in their views, as the bullion price has largely fluctuated around $1,800 per ounce.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio had strong performance year to date ended June 30, 2021. In the first four months of the year, the majority of performance was driven by the Portfolio’s exposure to value signals. Exposure to quality factors detracted through mid-February as risk rallied, however, the trend reversed halfway through the second month of the year as investors rotated into cyclicals. Following the reversal in risk, the Portfolio’s exposure to quality added value through the end of the period. The Portfolio’s exposure to sentiment factors also detracted in the first quarter of the year as high sentiment winners from the previous six months were repriced lower. Over this period, the rotation in investor preference was picked up by our sentiment factors, rotating away from the COVID-19 winners to more recent cyclical performers. This resulted in a positive contribution to performance from the Portfolio’s exposure to sentiment factors in the second quarter.

From a sector perspective, stock selection in Information Technology (“IT”) and Consumer Discretionary were the largest contributors to excess return. In the IT sector, an overweight to LX Semicon (South Korea) added a positive 10 basis points to the Portfolio’s excess return. The semiconductor manufacturer stock rallied over 100% during the period on strong earnings beats and improving guidance. In the Consumer Discretionary sector, an underweight to TAL Education Group (China) added a positive 17 basis points to the Portfolio’s excess return. The Chinese web-based learning company saw its share price decline over 60% during the period as sales growth failed to live up to the extreme optimism priced in, and regulatory changes around advertising and fees of after-school training companies were approved in late May by President Xi.

From a country perspective, stock selection in China and India were the largest positive contributors. In China, an overweight to the transportation and consumer services industries produced the strongest value add. In India, an overweight to the software & services industry added the most value. Stock selection in Mexico and Qatar were the largest detractors.

At period end, the Portfolio maintained overweights in the IT, Materials and Industrials sectors while the largest underweights were in the Consumer Staples, Financials and Consumer Discretionary sectors.

BHFTI-1

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Managed by SSGA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

Country positioning favored China, Korea and Thailand and underweighted Kuwait, Malaysia and Chile. The model maintained its tilts towards the core value, sentiment, and quality themes.

Simon Roe

Robert Luiso

Portfolio Managers

SSGA Funds Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

BHFTI-2

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EMERGING MARKETS INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	Since Inception[1]
SSGA Emerging Markets Enhanced Index Portfolio
Class A	9.91	41.98	13.25
Class B	9.69	41.65	13.00
MSCI Emerging Markets Index	7.45	40.90	14.31

1 Inception date of the Class A and Class B shares was 04/29/19. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	6.2
Tencent Holdings, Ltd.	5.1
Alibaba Group Holding, Ltd.	4.9
Samsung Electronics Co., Ltd.	4.2
Meituan - Class B	1.8
Naspers, Ltd. - N Shares	1.0
Infosys, Ltd.(ADR)	1.0
China Construction Bank Corp. - Class H	0.9
Ping An Insurance Group Co. of China, Ltd. - Class H	0.8
JD.com, Inc.(ADR)	0.8

Top Countries

% of Net Assets
China	36.0
Taiwan	14.0
South Korea	13.3
India	9.8
Brazil	5.4
South Africa	3.4
Saudi Arabia	3.1
Russia	3.0
Thailand	1.8
Mexico	1.6

BHFTI-3

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSGA Emerging Markets Enhanced Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A	Actual	0.67%	$1,000.00	$1,099.10	$3.49
	Hypothetical*	0.67%	$1,000.00	$1,021.47	$3.36

Class B	Actual	0.92%	$1,000.00	$1,096.90	$4.78
	Hypothetical*	0.92%	$1,000.00	$1,020.23	$4.61

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

BHFTI-4

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—97.1% of Net Assets

Security Description	Shares	Value

Argentina—0.3%
Globant S.A. (a)	4,800	$1,052,064
Ternium S.A. (ADR)	10,000	384,600

		1,436,664

Brazil—4.6%
Ambev S.A. (ADR)	325,900	1,121,096
B3 S.A. - Brasil Bolsa Balcao	438,600	1,483,222
Banco Bradesco S.A.	77,160	339,121
Banco Bradesco S.A. (ADR)	334,214	1,714,518
Banco BTG Pactual S.A.	38,100	934,997
Banco Santander Brasil S.A.	20,700	168,553
Banco Santander Brasil S.A. (ADR)	133,500	1,094,700
BB Seguridade Participacoes S.A.	186,400	865,704
BRF S.A. (a)	96,700	531,346
Cia de Saneamento de Minas Gerais-COPASA	45,700	142,324
Cia de Saneamento do Parana	115,400	481,897
Cia Siderurgica Nacional S.A.	12,000	106,132
Cosan S.A.	50,800	244,716
Cosan S.A. (ADR)	35,866	682,171
CPFL Energia S.A.	51,400	278,092
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	26,300	123,415
Duratex S.A.	29,400	140,681
Energisa S.A.	61,100	572,452
Instituto Hermes Pardini S.A.	40,300	170,152
Itau Unibanco Holding S.A. (ADR)	129,400	777,694
JBS S.A.	229,900	1,345,066
Localiza Rent a Car S.A.	25,700	330,693
Magazine Luiza S.A.	25,900	110,134
Notre Dame Intermedica Participacoes S.A.	64,400	1,099,661
Petrobras Distribuidora S.A.	41,400	222,074
Petroleo Brasileiro S.A.	79,400	483,539
Petroleo Brasileiro S.A. (ADR)	49,000	599,270
Sao Martinho S.A.	152,300	1,106,623
TIM S.A.	32,000	74,181
TIM S.A. (ADR)	7,600	87,552
Ultrapar Participacoes S.A.	168,300	622,268
Vale S.A.	87,500	1,992,315
Vale S.A. (ADR)	109,200	2,490,852

		22,537,211

Chile—0.2%
Banco de Credito e Inversiones S.A.	1,742	73,536
Cencosud S.A.	32,961	65,577
Cia Cervecerias Unidas S.A.	35,039	353,071
Colbun S.A.	841,893	117,631
Empresas COPEC S.A.	33,971	334,441
Falabella S.A.	38,726	172,376

		1,116,632

China—36.0%
3SBio, Inc. (a) (b)	767,000	948,356
AAC Technologies Holdings, Inc.	50,500	377,903
Agile Group Holdings, Ltd.	322,000	417,214
Alibaba Group Holding, Ltd. (a)	844,000	23,912,885
Alibaba Health Information Technology, Ltd. (a)	66,000	146,386
Anhui Conch Cement Co., Ltd. - Class A	5,100	32,408

China—(Continued)
Anhui Conch Cement Co., Ltd. - Class H	157,000	833,095
Anhui Expressway Co., Ltd. - Class H	78,000	50,689
ANTA Sports Products, Ltd.	97,000	2,283,735
Autohome, Inc. (ADR)	4,200	268,632
Baidu, Inc. (ADR) (a)	18,100	3,690,590
BAIOO Family Interactive, Ltd.	1,064,000	223,371
Bank of Chengdu Co., Ltd. - Class A	38,500	75,321
Bank of China, Ltd. - Class H	2,319,000	832,489
Bank of Hangzhou Co., Ltd. - Class A	120,800	275,679
Bank of Jiangsu Co., Ltd. - Class A	347,480	381,696
Bank of Nanjing Co., Ltd. - Class A	54,000	87,920
Bank of Shanghai Co., Ltd. - Class A	66,100	83,891
Baoshan Iron & Steel Co., Ltd. - Class A	140,100	165,713
BeiGene, Ltd. (ADR) (a)	1,100	377,509
BGI Genomics Co., Ltd. - Class A	10,500	192,759
Bilibili, Inc. (ADR) (a)	1,500	182,760
BOE Technology Group Co., Ltd. - Class A	145,700	140,763
Brilliance China Automotive Holdings, Ltd. (c) (d)	818,000	576,813
BYD Co., Ltd. - Class A	3,100	120,673
BYD Co., Ltd. - Class H	33,000	986,987
BYD Electronic International Co., Ltd.	154,000	1,011,553
Cango, Inc. (ADR)	24,700	138,073
Changzhou Xingyu Automotive Lighting Systems Co., Ltd. - Class A	2,900	101,308
China BlueChemical, Ltd. - Class H	454,000	132,736
China Coal Energy Co., Ltd. - Class H	170,000	101,374
China Construction Bank Corp. - Class A	260,600	268,225
China Construction Bank Corp. - Class H	5,608,000	4,405,109
China Everbright, Ltd.	12,241	14,410
China Galaxy Securities Co., Ltd. - Class H	504,500	300,843
China Hongqiao Group, Ltd.	553,500	750,016
China International Marine Containers Group Co., Ltd. - Class A	50,900	143,334
China Lesso Group Holdings, Ltd.	436,000	1,075,946
China Life Insurance Co., Ltd. - Class H	304,000	601,995
China Literature, Ltd. (a)	11,600	129,014
China Longyuan Power Group Corp., Ltd. - Class H	511,000	880,652
China Maple Leaf Educational Systems, Ltd. (a) (b)	738,000	199,606
China Medical System Holdings, Ltd.	456,000	1,201,092
China Meidong Auto Holdings, Ltd.	26,000	141,816
China Mengniu Dairy Co., Ltd. (a)	16,000	96,753
China Merchants Bank Co., Ltd. - Class A	96,800	812,029
China Merchants Bank Co., Ltd. - Class H	333,500	2,845,736
China National Building Material Co., Ltd. - Class H	568,000	667,177
China New Higher Education Group, Ltd.	275,000	188,435
China Overseas Land & Investment, Ltd. (b)	193,000	438,496
China Petroleum & Chemical Corp. - Class H	1,770,000	897,671
China Resources Beer Holdings Co., Ltd.	18,000	161,514
China Resources Power Holdings Co., Ltd.	410,000	559,748
China Shenhua Energy Co., Ltd. - Class A	126,911	383,480
China Shenhua Energy Co., Ltd. - Class H	477,000	935,070
China Tourism Group Duty Free Corp., Ltd. - Class A	4,300	199,810
China Traditional Chinese Medicine Holdings Co., Ltd.	218,000	148,876
China Vanke Co., Ltd. - Class H	311,200	973,965
China Yangtze Power Co., Ltd. - Class A	114,300	365,124
China Yongda Automobiles Services Holdings, Ltd.	347,000	621,215
China Yuhua Education Corp., Ltd. (b)	148,000	134,005
Chongqing Brewery Co., Ltd. - Class A (a)	26,000	796,535

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

China—(Continued)
Chongqing Zhifei Biological Products Co., Ltd. - Class A	16,200	$468,540
CITIC Telecom International Holdings, Ltd.	457,000	151,091
CITIC, Ltd.	364,000	392,509
Contemporary Amperex Technology Co., Ltd. - Class A	7,800	646,020
COSCO SHIPPING Holdings Co., Ltd. - Class A (a)	64,400	304,605
COSCO SHIPPING Holdings Co., Ltd. - Class H (a)	294,000	740,739
Country Garden Services Holdings Co., Ltd.	21,000	226,937
CSPC Pharmaceutical Group, Ltd.	932,240	1,349,611
Da An Gene Co., Ltd. of Sun Yat-Sen University - Class A	26,880	88,375
Dali Foods Group Co., Ltd.	422,000	251,648
Daqo New Energy Corp. (ADR) (a)	2,000	130,040
ENN Energy Holdings, Ltd.	31,900	607,260
Ever Sunshine Lifestyle Services Group, Ltd.	26,000	64,565
Far East Horizon, Ltd.	425,000	444,242
Fosun International, Ltd.	380,000	546,631
G-bits Network Technology Xiamen Co., Ltd. - Class A	2,144	175,861
Geely Automobile Holdings, Ltd.	373,000	1,171,396
GF Securities Co., Ltd. - Class H	300,600	389,127
Great Wall Motor Co., Ltd. - Class H (b)	341,000	1,101,011
GSX Techedu, Inc. (ADR) (a)	1,700	25,109
Guanghui Energy Co., Ltd. - Class A (a)	138,100	71,256
Guangzhou Kingmed Diagnostics Group Co., Ltd. - Class A	7,700	190,455
Haidilao International Holding, Ltd. (144A) (b)	14,000	73,751
Haier Smart Home Co., Ltd. - Class A	81,300	326,234
Haier Smart Home Co., Ltd. - Class H (a)	16,400	57,244
Haitian International Holdings, Ltd.	251,000	842,130
Hangzhou Tigermed Consulting Co., Ltd. - Class A	24,953	746,837
Hengan International Group Co., Ltd.	151,500	1,014,651
Hengli Petrochemical Co., Ltd. - Class A	125,500	509,909
Huadong Medicine Co., Ltd. - Class A	28,900	205,859
Hualan Biological Engineering, Inc. - Class A	11,591	65,826
Huaxin Cement Co., Ltd. - Class A	56,300	153,104
Huayu Automotive Systems Co., Ltd. - Class A	55,168	224,407
Hunan Valin Steel Co., Ltd. - Class A	459,680	470,902
Industrial & Commercial Bank of China, Ltd. - Class A	216,000	172,835
Industrial & Commercial Bank of China, Ltd. - Class H	4,239,000	2,487,052
Industrial Bank Co., Ltd. - Class A	155,400	493,921
Industrial Securities Co., Ltd. - Class A	104,900	156,566
Inke, Ltd. (a)	264,000	74,807
Inner Mongolia Eerduosi Resources Co., Ltd. - Class A	30,700	85,038
Jafron Biomedical Co., Ltd. - Class A	9,700	129,661
JD Health International, Inc. (144A) (a) (b)	30,900	442,990
JD.com, Inc. (ADR) (a)	50,000	3,990,500
Jiangsu Expressway Co., Ltd. - Class H	362,000	409,828
Jiangsu Yangnong Chemical Co., Ltd. - Class A	9,600	166,288
Jiayuan International Group, Ltd.	168,000	71,403
JiuGui Liquor Co., Ltd. - Class A	5,000	197,938
Jiumaojiu International Holdings, Ltd.	96,000	392,566
Joincare Pharmaceutical Group Industry Co., Ltd. - Class A	75,599	160,672
Jointown Pharmaceutical Group Co., Ltd. - Class A	146,500	348,483
JOYY, Inc.	6,700	441,999
KE Holdings, Inc. (ADR) (a)	3,200	152,576
Kingboard Holdings, Ltd.	52,500	291,430
Kuaishou Technology (144A) (a)	1,400	35,125
Kunlun Energy Co., Ltd.	828,000	763,556
Kweichow Moutai Co., Ltd. - Class A	3,200	1,019,008
Lee & Man Paper Manufacturing, Ltd.	293,000	223,025

China—(Continued)
Lenovo Group, Ltd. (b)	1,206,000	1,387,064
Li Ning Co., Ltd.	111,000	1,355,386
Livzon Pharmaceutical Group, Inc. - Class H	70,300	345,714
Logan Group Co., Ltd. (b)	411,000	615,113
Longfor Group Holdings, Ltd. (144A)	222,000	1,243,837
Lonking Holdings, Ltd.	756,000	244,396
Luxi Chemical Group Co., Ltd. - Class A	72,600	210,516
Luye Pharma Group, Ltd. (b)	432,000	284,317
Luzhou Laojiao Co., Ltd. - Class A	22,200	811,094
Mango Excellent Media Co., Ltd. - Class A	6,788	72,088
Meituan - Class B (a)	212,300	8,768,323
Momo, Inc. (ADR)	36,800	563,408
Nanjing Iron & Steel Co., Ltd. - Class A	448,000	247,330
NetEase, Inc. (ADR)	28,900	3,330,725
New Oriental Education & Technology Group, Inc. (ADR) (a)	36,500	298,935
NIO, Inc. (ADR) (a)	63,400	3,372,880
Pharmaron Beijing Co., Ltd. - Class H	50,600	1,349,118
PICC Property & Casualty Co., Ltd. - Class H	452,000	395,377
Pinduoduo, Inc. (ADR) (a)	20,700	2,629,314
Ping An Bank Co., Ltd. - Class A	93,559	327,607
Ping An Insurance Group Co. of China, Ltd. - Class A	18,700	186,072
Ping An Insurance Group Co. of China, Ltd. - Class H	411,500	4,017,449
Powerlong Real Estate Holdings, Ltd.	214,000	183,839
Proya Cosmetics Co., Ltd. - Class A	13,145	400,173
Q Technology Group Co., Ltd. (b)	107,000	219,403
RLX Technology, Inc. (ADR) (a) (b)	12,600	109,998
SDIC Power Holdings Co., Ltd. - Class A	418,300	622,135
Shaanxi Coal Industry Co., Ltd. - Class A	525,500	964,214
Shandong Buchang Pharmaceuticals Co., Ltd. - Class A	53,892	187,486
Shandong Chenming Paper Holdings, Ltd. - Class A	46,800	58,971
Shandong Chenming Paper Holdings, Ltd. - Class H (b)	150,000	93,512
Shandong Hualu Hengsheng Chemical Co., Ltd. - Class A	20,180	96,708
Shandong Linglong Tyre Co., Ltd. - Class A	14,800	100,211
Shandong Sinocera Functional Material Co., Ltd. - Class A	6,600	49,804
Shandong Sun Paper Industry JSC, Ltd. - Class A	192,700	398,245
Shandong Weigao Group Medical Polymer Co., Ltd. - Class H	28,000	65,348
Shanghai Bairun Investment Holding Group Co., Ltd. - Class A	15,260	223,973
Shanghai Fosun Pharmaceutical Group Co., Ltd. - Class H (b)	115,000	928,733
Shanghai Jahwa United Co., Ltd. - Class A	11,900	110,770
Shanghai Pharmaceuticals Holding Co., Ltd. - Class H	79,100	172,121
Shanxi Coking Coal Energy Group Co., Ltd. - Class A	349,360	449,482
Shanxi Xinghuacun Fen Wine Factory Co., Ltd. - Class A	8,300	575,816
Shenzhen Energy Group Co., Ltd. - Class A	10,672	15,146
Shenzhen International Holdings, Ltd.	229,813	317,709
Shenzhen Kangtai Biological Products Co., Ltd. - Class A	3,430	79,136
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. - Class A	9,000	668,938
Shenzhou International Group Holdings, Ltd.	10,500	265,209
Shimao Group Holdings, Ltd.	24,000	58,854
Sinopharm Group Co., Ltd. - Class H	174,800	520,072
Sinotrans, Ltd. - Class A	593,700	464,085
Sinotrans, Ltd. - Class H	1,454,000	604,892
Sinotruk Hong Kong, Ltd.	329,000	705,113
SITC International Holdings Co., Ltd.	278,000	1,161,920
Sohu.com, Ltd. (ADR) (a)	15,900	295,740
Sun Art Retail Group, Ltd. (b)	430,500	320,478
Sunny Optical Technology Group Co., Ltd.	39,900	1,257,713
TCL Technology Group Corp. - Class A	222,500	263,529

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

China—(Continued)
Tencent Holdings, Ltd.	329,700	$24,799,749
Tian Ge Interactive Holdings, Ltd. (a)	66,231	9,298
Tianli Education International Holdings, Ltd. (a)	365,000	139,197
Tianneng Power International, Ltd.	212,000	370,795
Tingyi Cayman Islands Holding Corp.	7,876	15,723
Tongcheng-Elong Holdings, Ltd. (a)	76,800	192,298
Tongkun Group Co., Ltd. - Class A	27,260	101,656
Topchoice Medical Corp. - Class A (a)	3,600	229,064
Topsports International Holdings, Ltd.	41,000	67,172
Trip.com Group, Ltd. (ADR) (a)	6,800	241,128
Tsingtao Brewery Co., Ltd. - Class H	46,000	494,822
Uni-President China Holdings, Ltd.	249,000	274,843
Vipshop Holdings, Ltd. (ADR) (a)	25,600	514,048
Virscend Education Co., Ltd.	216,000	30,323
Wangfujing Group Co., Ltd. - Class A	10,000	44,697
Want Want China Holdings, Ltd. (b)	1,416,000	1,003,070
Weibo Corp. (ADR) (a) (b)	5,700	299,934
Weichai Power Co., Ltd. - Class A	39,300	108,748
Weichai Power Co., Ltd. - Class H	408,000	906,982
Weifu High-Technology Group Co., Ltd. - Class A	64,100	206,677
Wuhu Sanqi Interactive Entertainment Network Technology Group Co., Ltd. - Class A	32,700	121,578
Wuliangye Yibin Co., Ltd. - Class A	15,300	705,729
WuXi AppTec Co., Ltd. - Class H (b)	25,600	597,805
Wuxi Biologics Cayman, Inc. (144A) (a)	128,000	2,346,085
XD, Inc. (a) (b)	14,000	123,524
Xiaomi Corp. - Class B (144A) (a)	553,000	1,925,125
Xinxing Ductile Iron Pipes Co., Ltd. - Class A	584,200	336,378
Xinyi Solar Holdings, Ltd.	134,000	289,278
XPeng, Inc. (ADR) (a)	3,000	133,260
Yadea Group Holdings, Ltd.	496,000	1,066,867
YuanShengTai Dairy Farm, Ltd. (a)	953,000	70,029
Yuexiu Property Co., Ltd.	149,600	157,613
Yum China Holdings, Inc.	27,200	1,802,000
Yutong Bus Co., Ltd. - Class A	24,600	47,554
Zai Lab, Ltd. (ADR) (a)	2,800	495,572
Zhejiang Century Huatong Group Co., Ltd. - Class A (a)	52,080	51,755
Zhejiang Jiahua Energy Chemical Industry Co., Ltd. - Class A	338,900	456,435
Zhongsheng Group Holdings, Ltd.	150,500	1,252,222
Zijin Mining Group Co., Ltd. - Class H	148,000	199,028

		174,717,727

Colombia—0.1%
Ecopetrol S.A.	288,427	209,192
Interconexion Electrica S.A. ESP	16,002	94,443

		303,635

Czech Republic—0.1%
Komercni Banka A/S (a)	1,624	57,165
Moneta Money Bank AS (a)	75,015	284,949
O2 Czech Republic A.S.	4,961	60,899
Philip Morris CR A/S	106	70,389

		473,402

Egypt—0.1%
Eastern Co. S.A.E.	103,095	77,839
Egyptian Financial Group-Hermes Holding Co. (a)	22,018	18,550
ElSewedy Electric Co.	254,173	137,197
Medinet Nasr Housing	175,426	37,770

		271,356

Greece—0.3%
Hellenic Telecommunications Organization S.A.	58,310	978,768
Mytilineos S.A.	15,601	283,960
OPAP S.A.	21,901	330,202

		1,592,930

Hong Kong—0.8%
Bosideng International Holdings, Ltd. (b)	1,832,000	1,309,581
China High Speed Transmission Equipment Group Co., Ltd. (a)	535,000	339,709
Huabao International Holdings, Ltd.	170,000	409,892
Kingboard Laminates Holdings, Ltd.	482,000	1,079,960
Nine Dragons Paper Holdings, Ltd.	263,000	337,387
Sino Biopharmaceutical, Ltd.	87,000	85,386
United Laboratories International Holdings, Ltd. (The)	184,000	150,755
Vinda International Holdings, Ltd. (b)	112,000	344,757
WH Group, Ltd.	41,500	37,309

		4,094,736

Hungary—0.2%
Magyar Telekom Telecommunications plc	42,755	61,595
OTP Bank Nyrt (a)	1,420	76,465
Richter Gedeon Nyrt	39,414	1,049,387

		1,187,447

India—9.8%
Adani Ports & Special Economic Zone, Ltd.	105,411	1,000,063
Ambuja Cements, Ltd.	17,608	80,669
Apollo Tyres, Ltd. (a)	170,247	516,103
Axis Bank, Ltd. (a)	34,865	351,708
Bajaj Auto, Ltd. (a)	6,108	340,340
Bajaj Finance, Ltd. (a)	1,701	137,637
Bajaj Finserv, Ltd. (a)	8,691	1,414,284
Balkrishna Industries, Ltd.	18,235	551,938
Bharat Electronics, Ltd.	456,110	1,098,621
Bharat Petroleum Corp., Ltd.	53,026	334,440
Bharti Airtel, Ltd.	13,145	93,419
Birlasoft, Ltd.	108,404	582,872
Bombay Burmah Trading Co.	6,950	124,121
Cadila Healthcare, Ltd. (a)	111,856	972,234
Chambal Fertilizers and Chemicals, Ltd.	25,679	105,486
Cyient, Ltd.	65,041	755,570
DCM Shriram, Ltd.	24,986	306,382
Divi’s Laboratories, Ltd. (a)	22,240	1,318,440
EID Parry India, Ltd. (a)	13,633	78,391
Emami, Ltd.	31,854	239,220
Engineers India, Ltd.	45,586	48,816
Firstsource Solutions, Ltd.	81,763	207,509
GAIL India, Ltd.	510,256	1,028,747
Glenmark Pharmaceuticals, Ltd.	33,640	294,976

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

India—(Continued)
Grasim Industries, Ltd.	15,040	$303,844
Gujarat State Petronet, Ltd.	26,386	118,995
HCL Technologies, Ltd.	134,103	1,778,918
Hindalco Industries, Ltd.	192,340	964,675
Hindustan Petroleum Corp., Ltd.	32,776	129,612
Hindustan Unilever, Ltd.	17,095	569,708
Hindustan Zinc, Ltd.	31,159	141,908
Housing Development Finance Corp., Ltd.	68,576	2,290,234
ICICI Bank, Ltd. (a)	235,714	2,005,891
Indus Towers, Ltd.	89,557	288,818
Infosys, Ltd. (ADR)	231,700	4,909,723
Ipca Laboratories, Ltd.	5,338	145,750
ITC, Ltd.	18,465	50,377
JB Chemicals & Pharmaceuticals, Ltd.	5,167	115,681
JK Lakshmi Cement, Ltd. (a)	10,953	85,342
JSW Steel, Ltd.	136,576	1,261,907
Kalpataru Power Transmission, Ltd.	26,016	149,378
Kaveri Seed Co., Ltd.	10,900	106,923
Kotak Mahindra Bank, Ltd. (a)	1,481	33,996
LIC Housing Finance, Ltd.	157,133	995,604
Manappuram Finance, Ltd.	19,672	44,728
Marico, Ltd.	43,083	308,084
Muthoot Finance, Ltd.	43,804	871,737
NCC, Ltd.	357,543	419,370
NHPC, Ltd.	449,170	159,114
NMDC, Ltd.	148,990	371,045
Oil & Natural Gas Corp., Ltd.	218,272	347,735
Petronet LNG, Ltd.	15,492	47,276
Power Grid Corp. of India, Ltd.	429,410	1,343,120
REC, Ltd.	534,939	1,072,410
Reliance Industries, Ltd.	129,846	3,694,975
Shriram Transport Finance Co., Ltd.	55,163	997,523
Sonata Software, Ltd.	12,080	121,563
State Bank of India	145,187	819,784
Sun Pharmaceutical Industries, Ltd.	11,764	106,792
Sun TV Network, Ltd.	91,007	648,335
Tata Chemicals, Ltd.	76,954	749,806
Tech Mahindra, Ltd.	108,092	1,596,029
Torrent Power, Ltd.	147,515	911,217
UPL, Ltd.	115,598	1,236,141
Vedanta, Ltd.	48,071	170,719
Vedanta, Ltd. (ADR)	30,900	438,780
Welspun India, Ltd.	136,255	176,910
Wipro, Ltd.	216,450	1,592,073
Wipro, Ltd. (ADR)	120,400	940,324

		47,614,860

Indonesia—1.1%
Adaro Energy Tbk PT	359,062	29,840
AKR Corporindo Tbk PT	576,600	125,265
Astra International Tbk PT	1,020,700	347,742
Bank Central Asia Tbk PT	473,100	982,934
Bank Mandiri Persero Tbk PT	2,730,900	1,108,968
Bank Negara Indonesia Persero Tbk PT	358,400	114,266
Bank Rakyat Indonesia Persero Tbk PT	5,167,600	1,404,162
Indo Tambangraya Megah Tbk PT	138,000	135,457

Indonesia—(Continued)
Indofood Sukses Makmur Tbk PT	634,000	270,003
Japfa Comfeed Indonesia Tbk PT	1,385,500	165,310
Telkom Indonesia Persero Tbk PT (ADR)	28,800	624,096
United Tractors Tbk PT	44,900	62,708

		5,370,751

Malaysia—0.9%
AMMB Holdings Bhd	207,700	147,719
Astro Malaysia Holdings Bhd	368,000	101,988
Bumi Armada Bhd (a)	1,729,700	188,734
Fraser & Neave Holdings Bhd	753	4,793
Hartalega Holdings Bhd	50,800	89,919
Hong Leong Financial Group Bhd	20,100	86,172
Kossan Rubber Industries	311,100	241,193
Mah Sing Group Bhd	450,200	91,682
MISC Bhd	72,300	118,127
Petronas Gas Bhd	48,300	180,256
Public Bank Bhd	98,500	97,526
RHB Bank Bhd	495,400	644,753
Sime Darby Bhd	1,055,600	554,360
Supermax Corp. Bhd	280,683	222,992
Telekom Malaysia Bhd	691,900	1,012,063
Top Glove Corp. Bhd	451,100	453,308
Westports Holdings Bhd	44,200	44,820
YTL Power International Bhd	104,136	17,428

		4,297,833

Mexico—1.6%
America Movil S.A.B. de C.V. -Series L	2,952,573	2,221,762
Arca Continental S.A.B. de C.V.	103,800	600,701
Bolsa Mexicana de Valores S.A.B. de C.V.	41,700	92,044
Fibra Uno Administracion S.A. de C.V.	435,500	469,712
GMexico Transportes S.A.B. de C.V. (b)	42,500	72,084
Gruma S.A.B. de C.V. - Class B	34,535	388,177
Grupo Bimbo S.A.B. de C.V. -Series A	73,700	162,307
Grupo Comercial Chedraui S.A. de C.V.	42,700	68,375
Grupo Financiero Banorte S.A.B. de C.V. - Class O	248,300	1,598,866
Grupo Mexico S.A.B. de C.V. - Series B	253,900	1,196,771
Kimberly-Clark de Mexico S.A.B. de C.V. - Class A	136,000	241,585
Macquarie Mexico Real Estate Management S.A. de C.V.	21,972	27,181
Orbia Advance Corp. S.A.B. de C.V.	304,100	794,956

		7,934,521

Philippines—0.5%
Filinvest Land, Inc.	2,072,000	46,681
First Gen Corp.	70,600	43,390
Globe Telecom, Inc.	9,810	368,659
International Container Terminal Services, Inc.	171,860	575,353
LT Group, Inc.	243,200	64,267
Manila Electric Co.	49,830	282,946
Nickel Asia Corp.	749,500	84,586
PLDT, Inc.	26,395	699,179
Semirara Mining & Power Corp.	284,500	85,899

		2,250,960

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Poland—0.6%
Allegro.eu S.A. (144A) (a)	9,782	$168,371
Asseco Poland S.A.	8,950	181,117
Bank Polska Kasa Opieki S.A. (a)	22,125	539,841
Cyfrowy Polsat S.A.	56,230	441,635
Dino Polska S.A. (a)	2,604	191,214
Polskie Gornictwo Naftowe i Gazownictwo S.A.	355,945	623,054
Powszechna Kasa Oszczednosci Bank Polski S.A. (a)	89,419	887,496

		3,032,728

Qatar—0.4%
Masraf Al Rayan QSC	621,839	761,767
Ooredoo QPSC	65,929	132,162
Qatar Electricity & Water Co. QSC	39,194	179,372
Qatar Gas Transport Co., Ltd.	165,189	136,151
Qatar International Islamic Bank QSC	23,669	60,545
Qatar Islamic Bank SAQ	92,282	438,233
Qatar National Bank QPSC	60,312	297,379

		2,005,609

Russia—3.0%
Evraz plc	103,232	847,144
Gazprom PJSC (ADR)	9,700	74,108
Gazprom PJSC (ADR)	192,233	1,469,644
LUKOIL PJSC (ADR)	30,903	2,869,955
Magnit PJSC (GDR)	23,978	347,976
MMC Norilsk Nickel PJSC (ADR)	9,141	311,604
Mobile TeleSystems PJSC (ADR)	126,600	1,172,316
Novolipetsk Steel PJSC (GDR)	13,598	428,681
PhosAgro PJSC (GDR)	43,539	881,432
Rosneft Oil Co. PJSC (GDR)	77,745	603,249
Sberbank of Russia PJSC (ADR)	178,524	2,962,082
Sberbank of Russia PJSC (ADR)	41,346	690,065
Severstal PAO (GDR)	23,598	507,800
Tatneft PJSC (ADR)	7,842	343,022
X5 Retail Group NV (GDR)	23,631	829,031

		14,338,109

Saudi Arabia—3.1%
Abdullah Al Othaim Markets Co.	10,190	336,917
Advanced Petrochemical Co.	27,898	537,541
Al Rajhi Bank	98,132	2,904,484
Alinma Bank	65,939	369,888
Arab National Bank	51,460	311,459
Arriyadh Development Co.	143,126	933,589
Bank Al-Jazira (a)	232,948	1,148,970
Banque Saudi Fransi	43,285	443,236
Jarir Marketing Co.	7,212	406,140
Mouwasat Medical Services Co.	3,624	174,115
National Medical Care Co.	3,401	61,663
National Petrochemical Co.	12,061	141,481
Qassim Cement Co. (The)	12,489	286,524
Riyad Bank	73,047	516,202
Sahara International Petrochemical Co.	38,718	316,513
Saudi Arabian Oil Co.	23,543	220,323
Saudi Basic Industries Corp.	27,463	891,919

Saudi Arabia—(Continued)
Saudi Industrial Investment Group	85,545	798,633
Saudi National Bank (The)	88,169	1,354,232
Saudi Telecom Co.	45,261	1,588,405
United Electronics Co.	18,353	651,066
United International Transportation Co.	36,473	438,611
Yanbu National Petrochemical Co.	14,561	281,838

		15,113,749

Singapore—0.2%
BOC Aviation, Ltd.	84,300	711,159

South Africa—3.4%
Absa Group, Ltd. (a)	57,173	543,076
African Rainbow Minerals, Ltd.	18,469	330,561
Anglo American Platinum, Ltd.	3,900	450,684
AngloGold Ashanti, Ltd.	3,371	62,567
Coronation Fund Managers, Ltd.	127,101	431,768
Exxaro Resources, Ltd.	11,033	130,145
FirstRand, Ltd.	47,156	177,042
Gold Fields, Ltd.	40,523	362,901
Impala Platinum Holdings, Ltd.	68,596	1,133,618
Kumba Iron Ore, Ltd.	18,926	848,808
Life Healthcare Group Holdings, Ltd. (a)	49,524	78,790
Motus Holdings, Ltd.	19,467	127,222
Mr. Price Group, Ltd. (b)	22,345	329,266
MTN Group (a)	47,835	345,650
MultiChoice Group	33,772	277,642
Naspers, Ltd. - N Shares	23,616	4,961,098
Northam Platinum, Ltd. (a)	23,724	360,458
Old Mutual, Ltd.	798,525	754,502
PSG Group, Ltd.	23,723	132,228
Reunert, Ltd.	45,892	162,997
Shoprite Holdings, Ltd.	105,973	1,153,323
Sibanye Stillwater, Ltd.	311,297	1,302,520
Standard Bank Group, Ltd.	53,301	476,457
Tiger Brands, Ltd. (b)	26,470	387,475
Vodacom Group, Ltd. (b)	68,280	615,625
Woolworths Holdings, Ltd. (a)	154,069	581,782

		16,518,205

South Korea—12.8%
AMOREPACIFIC Group	2,145	121,922
Celltrion, Inc. (a)	2,800	667,712
Cheil Worldwide, Inc.	22,397	500,276
Chong Kun Dang Pharmaceutical Corp.	1,445	175,370
CJ CheilJedang Corp.	1,028	420,917
Com2uSCorp	5,831	640,582
Daishin Securities Co., Ltd.	21,865	383,525
DB HiTek Co., Ltd.	10,316	571,867
DB Insurance Co., Ltd.	8,849	430,652
DoubleUGames Co., Ltd.	3,107	164,734
E-MART, Inc.	7,186	1,021,165
Fila Holdings Corp.	9,883	510,889
Green Cross Corp.	1,400	408,433
Green Cross Holdings Corp.	3,469	105,001
GS Engineering & Construction Corp.	4,108	156,534

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

South Korea—(Continued)
GS Home Shopping, Inc.	4,821	$697,321
Hana Financial Group, Inc.	30,099	1,229,624
HMM Co., Ltd. (a)	3,444	134,291
Huons Co., Ltd.	774	42,758
Hyosung TNC Corp.	723	577,988
Hyundai Engineering & Construction Co., Ltd.	3,321	171,971
Hyundai Glovis Co., Ltd.	5,509	1,022,653
Hyundai Home Shopping Network Corp.	1,412	113,357
Hyundai Mobis Co., Ltd.	3,127	810,993
Hyundai Motor Co.	8,477	1,803,303
i-SENS, Inc.	2,515	68,013
Kakao Corp.	12,223	1,768,825
KB Financial Group, Inc.	41,876	2,071,658
KEPCO Plant Service & Engineering Co., Ltd.	6,230	237,088
Kia Corp.	27,423	2,182,442
KIWOOM Securities Co., Ltd.	619	72,029
Kolon Industries, Inc.	6,109	438,430
Korea Investment Holdings Co., Ltd.	2,864	262,022
Korea Petrochemical Ind Co., Ltd.	133	28,117
Korea Real Estate Investment & Trust Co., Ltd.	29,637	62,114
KT&G Corp.	15,525	1,163,414
Kumho Petrochemical Co., Ltd.	5,776	1,123,632
LG Chem, Ltd.	1,875	1,415,494
LG Electronics, Inc.	12,717	1,845,465
LG Innotek Co., Ltd.	5,943	1,177,209
LS Electric Co., Ltd.	909	45,129
Mirae Asset Securities Co., Ltd.	95,568	800,463
NAVER Corp.	4,044	1,499,593
NH Investment & Securities Co., Ltd.	32,191	368,830
Osstem Implant Co., Ltd.	4,035	407,443
POSCO	2,204	678,253
Posco International Corp.	8,319	172,268
Samjin Pharmaceutical Co., Ltd.	5,071	124,522
Samsung C&T Corp.	3,561	431,735
Samsung Electro-Mechanics Co., Ltd.	8,449	1,325,647
Samsung Electronics Co., Ltd.	283,602	20,327,271
Samsung Engineering Co., Ltd. (a)	9,160	194,449
Samsung Life Insurance Co., Ltd.	972	68,859
Samsung SDI Co., Ltd.	1,555	962,471
Samsung Securities Co., Ltd.	14,365	573,514
Seegene, Inc. (a)	610	44,778
Shinhan Financial Group Co., Ltd.	34,686	1,249,262
Silicon Works Co., Ltd.	8,838	954,669
SK Gas, Ltd.	1,348	146,433
SK Holdings Co., Ltd.	2,605	653,650
SK Hynix, Inc.	24,353	2,758,437
SK Telecom Co., Ltd.	5,827	1,656,201
Suheung Co., Ltd.	2,317	113,793
Vieworks Co., Ltd.	3,560	118,086

		62,475,546

Taiwan—14.0%
Acer, Inc.	57,000	59,941
ASE Technology Holding Co., Ltd.	311,000	1,250,139
Asustek Computer, Inc.	45,000	600,242
Bioteque Corp.	17,000	72,644

Taiwan—(Continued)
Cathay Financial Holding Co., Ltd.	937,251	1,811,480
Cheng Loong Corp.	394,000	685,832
Cheng Shin Rubber Industry Co., Ltd.	468,000	785,249
China Life Insurance Co., Ltd.	187,000	176,980
Chipbond Technology Corp.	37,000	95,511
ChipMOS Technologies, Inc.	292,000	499,343
Coretronic Corp.	60,000	131,874
CTBC Financial Holding Co., Ltd.	2,198,000	1,787,309
Delta Electronics, Inc.	27,000	293,151
Far Eastern Department Stores, Ltd.	146,000	119,183
Far Eastern International Bank	156,180	59,417
Far Eastern New Century Corp.	54,000	62,019
First Financial Holding Co., Ltd.	833,171	678,797
Fubon Financial Holding Co., Ltd.	747,000	1,977,549
Gamania Digital Entertainment Co., Ltd.	33,000	75,518
Giant Manufacturing Co., Ltd.	59,642	681,776
Great Wall Enterprise Co., Ltd.	55,000	118,434
Ho Tung Chemical Corp. (a)	236,000	103,759
Holtek Semiconductor, Inc.	26,000	93,315
Hon Hai Precision Industry Co., Ltd.	916,000	3,682,082
Huaku Development Co., Ltd.	33,000	100,608
Kindom Development Co., Ltd.	231,000	324,167
King’s Town Bank Co., Ltd.	296,000	423,012
Kung Long Batteries Industrial Co., Ltd.	7,000	37,800
Lite-On Technology Corp.	546,000	1,128,743
MediaTek, Inc.	100,000	3,452,669
Micro-Star International Co., Ltd.	88,000	496,868
momo.com, Inc.	8,000	540,903
Nien Made Enterprise Co., Ltd.	23,000	341,407
Novatek Microelectronics Corp.	84,000	1,504,388
Phison Electronics Corp.	7,000	120,592
Pou Chen Corp.	636,000	897,735
Powertech Technology, Inc.	217,000	837,852
Quanta Computer, Inc.	258,000	810,229
Realtek Semiconductor Corp.	43,000	779,363
Sanyang Motor Co., Ltd.	58,000	62,818
Simplo Technology Co., Ltd.	51,000	657,484
SinoPac Financial Holdings Co., Ltd.	2,574,000	1,270,256
Taishin Financial Holding Co., Ltd.	2,439,023	1,331,235
Taiwan Cement Corp.	368,939	675,677
Taiwan Hon Chuan Enterprise Co., Ltd.	38,000	104,879
Taiwan Semiconductor Manufacturing Co., Ltd.	1,407,000	30,046,299
Teco Electric and Machinery Co., Ltd.	120,000	143,197
Test Research, Inc.	28,000	59,862
Tripod Technology Corp.	14,000	67,786
Tung Ho Steel Enterprise Corp.	161,000	303,357
TXC Corp.	82,000	370,821
Uni-President Enterprises Corp.	446,000	1,172,178
United Integrated Services Co., Ltd.	15,000	114,472
United Microelectronics Corp.	664,000	1,265,443
Wan Hai Lines, Ltd.	37,000	426,038
Yang Ming Marine Transport Corp. (a)	39,000	255,451
YFY, Inc.	232,000	380,160
Yuanta Financial Holding Co., Ltd.	1,611,160	1,552,612

		67,957,905

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Thailand—1.8%
AP Thailand PCL (NVDR)	2,154,400	$561,847
Charoen Pokphand Foods PCL (NVDR)	442,600	365,956
Chularat Hospital PCL - Class F	2,858,400	354,959
Delta Electronics Thailand PCL	15,600	281,335
Kiatnakin Phatra Bank PCL (NVDR)	318,400	554,203
PTT Exploration & Production PCL (NVDR)	350,700	1,285,000
PTT PCL	1,134,600	1,389,487
Quality Houses PCL (NVDR)	4,976,300	354,196
Siam Cement PCL (The)	44,100	594,421
Siam Commercial Bank PCL (The)	115,400	352,861
SPCG PCL	70,100	41,120
Supalai PCL	311,200	200,022
Supalai PCL (NVDR)	435,200	279,673
Thai Union Group PCL (NVDR)	1,438,400	888,748
Thai Vegetable Oil PCL (NVDR)	106,600	109,049
Thanachart Capital PCL	265,000	285,257
Tisco Financial Group PCL (NVDR)	279,200	770,904

		8,669,038

Turkey—0.4%
Anadolu Efes Biracilik Ve Malt Sanayii A/S	20,226	51,704
Coca-Cola Icecek A/S	34,748	310,348
Ford Otomotiv Sanayi A/S	39,725	776,220
KOC Holding A/S	14,123	29,829
Tofas Turk Otomobil Fabrikasi A/S	38,314	129,966
Turkcell Iletisim Hizmetleri A/S	272,921	505,864

		1,803,931

United Arab Emirates—0.8%
Abu Dhabi Commercial Bank PJSC	191,389	358,107
Abu Dhabi Islamic Bank PJSC	108,451	161,807
Aldar Properties PJSC	904,401	941,354
Dubai Islamic Bank PJSC	523,218	686,950
Emirates NBD Bank PJSC	150,305	542,369
Emirates Telecommunications Group Co. PJSC	181,113	1,084,684
First Abu Dhabi Bank PJSC	41,981	190,895

		3,966,166

Total Common Stocks (Cost $383,025,653)		471,792,810

Preferred Stocks—1.4%

Brazil—0.8%
Banco Bradesco S.A.	111,760	578,146
Braskem S.A. - Class A (a)	13,700	164,026
Itausa S.A.	467,600	1,048,241
Petroleo Brasileiro S.A.	311,900	1,845,514
Randon S.A. Implementos e Participacoes	33,100	90,307
Unipar Carbocloro S.A.	5,600	110,676

		3,836,910

South Korea—0.6%
Samsung Electronics Co., Ltd.	45,266	2,962,798

Total Preferred Stocks (Cost $4,660,752)		6,799,708

Rights—0.0%

Brazil—0.0%
Ultrapar Participacoes S.A., Expires 07/26/21 (a) (Cost $0)	207,602	1,669

Short-Term Investment—1.0%

Mutual Funds—1.0%
AIM STIT-STIC Prime Portfolio	4,915,972	4,915,972

Total Short-Term Investments (Cost $4,915,972)		4,915,972

Securities Lending Reinvestments (e)—0.2%

Certificate of Deposit—0.0%
Agricultural Bank of China 0.100%, 07/01/21	13,610	13,610

Repurchase Agreements—0.1%
BofA Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $185,392; collateralized by U.S. Treasury Bond at 2.875%, maturing 05/15/49, and an aggregate market value of $189,100.	185,392	185,392
HSBC Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.040%, due on 07/01/21 with a maturity value of $100,000; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 5.500%, maturity dates ranging from 10/15/21 - 08/15/30, and an aggregate market value of $102,000.	100,000	100,000
Mizuho Securities USA, Inc. Repurchase Agreement dated 06/30/21 at 0.040%, due on 07/01/21 with a maturity value of $100,000; collateralized by U.S. Treasury Note at 0.250%, maturing 06/15/24, and an aggregate market value of $102,000.	100,000	100,000

		385,392

Time Deposit—0.0%
Landesbank Baden-Wuettertemberg (London) 0.130%, 07/01/21	5,532	5,532

Mutual Funds—0.1%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (f)	100,000	100,000
Fidelity Government Portfolio, Institutional Class 0.010% (f)	100,000	100,000

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (e)—(Continued)

Security Description	Shares	Value

Mutual Funds—(Continued)
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (f)	100,000	$100,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 0.030% (f)	100,000	100,000
Wells Fargo Government Money Market Fund, Select Class 0.030% (f)	100,000	100,000

		500,000

Total Securities Lending Reinvestments (Cost $904,534)		904,534

Total Investments— 99.7% (Cost $393,506,911)		484,414,693
Other assets and liabilities (net)—0.3%		1,657,323

Net Assets—100.0%		$486,072,016

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $6,992,082 and the collateral received consisted of cash in the amount of $904,534 and non-cash collateral with a value of $6,509,482. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2021, these securities represent 0.1% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(f)	The rate shown represents the annualized seven-day yield as of June 30, 2021.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2021, the market value of 144A securities was $6,235,284, which is 1.3% of net assets.

Ten Largest Industries as of June 30, 2021 (Unaudited)	% of Net Assets
Banks	11.9
Internet & Direct Marketing Retail	9.8
Semiconductors & Semiconductor Equipment	9.2
Interactive Media & Services	6.9
Technology Hardware, Storage & Peripherals	6.1
Oil, Gas & Consumable Fuels	4.6
Metals & Mining	4.1
Automobiles	2.9
Chemicals	2.6
IT Services	2.5

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
MSCI Emerging Markets Index Mini Futures	09/17/21	85	USD	5,800,400	$(20,424)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Other Abbreviations

(NVDR)—	Non-Voting Depository Receipts
(ADR)—	American Depositary Receipt
(GDR)—	Global Depositary Receipt

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$1,436,664	$—	$—	$1,436,664
Brazil	22,537,211	—	—	22,537,211
Chile	1,116,632	—	—	1,116,632
China	23,484,730	150,656,184	576,813	174,717,727
Colombia	303,635	—	—	303,635
Czech Republic	—	473,402	—	473,402
Egypt	—	271,356	—	271,356
Greece	—	1,592,930	—	1,592,930
Hong Kong	—	4,094,736	—	4,094,736
Hungary	—	1,187,447	—	1,187,447
India	6,288,827	41,326,033	—	47,614,860
Indonesia	624,096	4,746,655	—	5,370,751
Malaysia	—	4,297,833	—	4,297,833
Mexico	7,934,521	—	—	7,934,521
Philippines	—	2,250,960	—	2,250,960
Poland	—	3,032,728	—	3,032,728
Qatar	—	2,005,609	—	2,005,609
Russia	1,936,489	12,401,620	—	14,338,109
Saudi Arabia	—	15,113,749	—	15,113,749
Singapore	—	711,159	—	711,159
South Africa	—	16,518,205	—	16,518,205
South Korea	—	62,475,546	—	62,475,546
Taiwan	—	67,957,905	—	67,957,905
Thailand	3,499,462	5,169,576	—	8,669,038
Turkey	—	1,803,931	—	1,803,931
United Arab Emirates	—	3,966,166	—	3,966,166
Total Common Stocks	69,162,267	402,053,730	576,813	471,792,810
Preferred Stocks
Brazil	3,836,910	—	—	3,836,910
South Korea	—	2,962,798	—	2,962,798
Total Preferred Stocks	3,836,910	2,962,798	—	6,799,708
Total Rights*	1,669	—	—	1,669
Total Short-Term Investment*	4,915,972	—	—	4,915,972
Securities Lending Reinvestments
Certificate of Deposit	—	13,610	—	13,610
Repurchase Agreements	—	385,392	—	385,392
Time Deposit	—	5,532	—	5,532
Mutual Funds	500,000	—	—	500,000
Total Securities Lending Reinvestments	500,000	404,534	—	904,534
Total Investments	$78,416,818	$405,421,062	$576,813	$484,414,693

Collateral for Securities Loaned (Liability)	$—	$(904,534)	$—	$(904,534)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(20,424)	$—	$—	$(20,424)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2021 is not presented.

During the period ended June 30, 2021, a transfer from Level 1 to Level 3 in the amount of $808,399 was due to a trading halt on the security which resulted in the lack of observable inputs.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$484,414,693
Cash denominated in foreign currencies (c)	1,899,032
Cash collateral for futures contracts	401,395
Receivable for:
Fund shares sold	13,564
Dividends	1,514,875

Total Assets	488,243,559
Liabilities
Collateral for securities loaned	904,534
Payables for:
Fund shares redeemed	408
Foreign taxes	658,498
Variation margin on futures contracts	41,627
Accrued Expenses:
Management fees	209,834
Administration fees	17,331
Custudian fees	211,451
Distribution and service fees	1,233
Deferred trustees’ fees	55,058
Other expenses	71,569

Total Liabilities	2,171,543

Net Assets	$486,072,016

Net Assets Consist of:
Paid in surplus	$394,359,255
Distributable earnings (Accumulated losses) (d)	91,712,761

Net Assets	$486,072,016

Net Assets
Class A	$480,019,053
Class B	6,052,963
Capital Shares Outstanding*
Class A	38,226,048
Class B	483,825
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.56
Class B	12.51

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $393,506,911.
(b)	Includes securities loaned at value of $6,992,082.
(c)	Identified cost of cash denominated in foreign currencies was $1,914,968.
(d)	Includes foreign capital gains tax of $658,498.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends (a)	$5,673,794
Securities lending income	38,442

Total investment income	5,712,236
Expenses
Management fees	1,096,221
Administration fees	14,866
Custodian and accounting fees	142,573
Distribution and service fees—Class B	5,306
Audit and tax services	36,277
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	20,588
Insurance	1,243
Miscellaneous	13,056

Total expenses	1,381,530

Net Investment Income	4,330,706

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	19,361,842
Futures contracts	113,021
Foreign currency transactions	(92,952)

Net realized gain (loss)	19,381,911

Net change in unrealized appreciation (depreciation) on:
Investments (c)	16,051,311
Futures contracts	(331,360)
Foreign currency transactions	(22,421)

Net change in unrealized appreciation (depreciation)	15,697,530

Net realized and unrealized gain (loss)	35,079,441

Net Increase (Decrease) in Net Assets From Operations	$39,410,147

(a)	Net of foreign withholding taxes of $715,295.
(b)	Net of foreign capital gains tax of $35,656.
(c)	Includes change in foreign capital gains tax of $(658,498).

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$4,330,706	$6,568,108
Net realized gain (loss)	19,381,911	(9,585,862)
Net change in unrealized appreciation (depreciation)	15,697,530	56,303,906

Increase (decrease) in net assets from operations	39,410,147	53,286,152

From Distributions to Shareholders
Class A	(7,077,960)	(8,861,689)
Class B	(85,562)	(37,879)

Total distributions	(7,163,522)	(8,899,568)

Increase (decrease) in net assets from capital share transactions	60,542,612	(21,202,053)

Total increase (decrease) in net assets	92,789,237	23,184,531

Net Assets
Beginning of period	393,282,779	370,098,248

End of period	$486,072,016	$393,282,779

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	6,870,032	$85,893,610	1,284,622	$10,998,181
Reinvestments	568,511	7,077,960	1,004,727	8,861,689
Redemptions	(2,894,322)	(35,784,393)	(4,153,575)	(42,138,401)

Net increase (decrease)	4,544,221	$57,187,177	(1,864,226)	$(22,278,531)

Class B
Sales	281,080	$3,459,909	160,006	$1,538,759
Reinvestments	6,900	85,562	4,304	37,879
Redemptions	(15,261)	(190,036)	(49,839)	(500,160)

Net increase (decrease)	272,719	$3,355,435	114,471	$1,076,478

Increase (decrease) derived from capital shares transactions		$60,542,612		$(21,202,053)

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019(a)
Net Asset Value, Beginning of Period	$11.60		$10.38	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.13		0.18	0.24	(c)
Net realized and unrealized gain (loss)	1.02		1.29	0.14

Total income (loss) from investment operations	1.15		1.47	0.38

Less Distributions
Distributions from net investment income	(0.19)		(0.25)	0.00

Total distributions	(0.19)		(0.25)	0.00

Net Asset Value, End of Period	$12.56		$11.60	$10.38

Total Return (%) (d)	9.91	(e)	14.86	3.80	(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.67	(f)	0.68	0.74	(f)(g)
Ratio of net investment income (loss) to average net assets (%)	2.09	(f)	1.91	3.69	(c)(f)
Portfolio turnover rate (%)	28	(e)	42	41	(e)
Net assets, end of period (in millions)	$480.0		$390.8	$369.1

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019(a)
Net Asset Value, Beginning of Period	$11.57		$10.37	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.12		0.15	0.14	(c)
Net realized and unrealized gain (loss)	1.00		1.29	0.23

Total income (loss) from investment operations	1.12		1.44	0.37

Less Distributions
Distributions from net investment income	(0.18)		(0.24)	0.00

Total distributions	(0.18)		(0.24)	0.00

Net Asset Value, End of Period	$12.51		$11.57	$10.37

Total Return (%) (d)	9.69	(e)	14.64	3.70	(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.92	(f)	0.93	0.99	(f)(g)
Ratio of net investment income (loss) to average net assets (%)	2.03	(f)	1.56	2.10	(c)(f)
Portfolio turnover rate (%)	28	(e)	42	41	(e)
Net assets, end of period (in millions)	$6.1		$2.4	$1.0

(a)	Commencement of operations was April 29, 2019.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Net investment income per share and ratio of net investment income to average net assets for Class A shares may be less than Class B or significantly more than Class B because of the timing of income received in the Portfolio.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Non-recurring expenses, associated with the launch of the Portfolio, are included in the ratio on a non-annualized basis.

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is SSGA Emerging Markets Enhanced Index Portfolio (the “Portfolio”), which is non-diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid

BHFTI-17

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

BHFTI-18

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $385,392, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign

BHFTI-19

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2021 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$20,424

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$113,021

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(331,360)

For the six months ended June 30, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$6,388,565

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and

BHFTI-20

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

China Investment Risk: On June 2, 2021, an Executive Order (the “Order”) was issued prohibiting investment activity by U.S. persons, which includes the Portfolio, in relation to certain companies determined by the U.S. Secretary of the Treasury and the U.S. Secretary of Defense to (i) be operating or have been previously operating in the defense and related material sector or the surveillance technology sector (collectively, “Defense Sectors”) of the economy of China; or (ii) own or control, or to be owned or controlled by, directly or indirectly, a person or entity who operates or has operated in any of the Defense Sectors (each, a “Chinese Military Company, “ and together, the “Chinese Military Companies”). Each Chinese Military Company is included on the Non-SDN Chinese Military-Industrial Complex Companies List (“Non-SDN CMIC List”) administered by the Office of Foreign Assets Control within the U.S. Department of the Treasury. The Order supersedes similar executive orders previously issued on November 12, 2020 and January 13, 2021 related to investments in “Communist Chinese Military Companies.” Beginning August 2, 2021 for Chinese Military Companies designated to the Non-SDN CMIC List in connection with the Order (or 60 days after an entity is newly-designated as a Chinese Military Company), all transactions in public securities, or any securities that are derivative of, or are designed to provide investment exposure to such securities, of any of the Chinese Military Companies (the “Sanctioned Securities”) are prohibited. In addition, U.S. persons will be required to divest of Sanctioned Securities by June 3, 2022 for Chinese Military Companies designated to the Non-SDN CMIC List in connection with the Order (or 365 days after an entity is newly-designated as a Chinese Military Company), at which point an authorization to enact transactions, in whole or in part, to divest Sanctioned Securities expires. The Portfolio’s holdings in the

BHFTI-21

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Sanctioned Securities may adversely impact the Portfolio’s performance. The extent of the impact will depend on future developments, including the Portfolio’s ability to sell the Sanctioned Securities, uncertainties on valuation of the Sanctioned Securities, modifications to the Order and/or interpretations thereof (including which companies are considered Chinese Military Companies), and the duration of the Order, all of which are highly uncertain and cannot be predicted.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$171,098,444	$0	$112,812,006

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$1,096,221	0.550%	First $250 million
	0.500%	Next $250 million
	0.450%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. SSGA Funds Management, Inc. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

BHFTI-22

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$394,930,621

Gross unrealized appreciation	103,452,121
Gross unrealized depreciation	(13,968,049)

Net unrealized appreciation (depreciation)	$89,484,072

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$8,899,568	$—	$—	$—	$8,899,568	$—

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$7,055,546	$—	$73,093,982	$(20,641,355)	$59,508,173

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

BHFTI-23

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

As of December 31, 2020, the Portfolio had accumulated short-term capital losses of $14,964,513 and accumulated long-term capital losses of $5,676,842.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-24

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-25

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Managed by SSGA Funds Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A, B, and E shares of the SSGA Growth and Income ETF Portfolio returned 9.24%, 9.15%, and 9.14%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index¹, returned 12.30%. The Portfolio’s composite benchmark, the SSGA Growth & Income Composite Index2, returned 8.26%.

MARKET ENVIRONMENT / CONDITIONS

Economic recovery gathered pace in the first quarter on the back of widespread vaccination, renewed fiscal stimulus and continued monetary policy support. Although manufacturing continued to expand strongly across regions, services growth improved only in the United States and the United Kingdom and lagged in the rest of Europe. Emergence of new variants of COVID-19 and a pick-up in inflation caused by cost pressures across supply chains remained key risks to growth momentum. Risk assets continued to rally in the first quarter with cyclical and value assets outperforming growth sectors that saw outsized returns in 2020. Commodities registered modest gains and oil prices rallied sharply on optimism that demand would rebound even as Organization of the Petroleum Exporting Countries Plus (OPEC+) countries kept a tight rein on additional supplies. The U.S. dollar registered its best quarterly performance since 2018 amid rising expectations of a strong U.S. economic recovery. The yield on the 10-year U.S. Treasury Note rose to 1.75% by March versus 0.9% at the start of the year but remained lower than the 1.9% level registered at the end of 2019. Strong economic recovery and a potential rise in inflation as a result of fiscal spending played crucial roles in yields rising during the first quarter.

By April, global growth recovery broadened, aided by accelerated vaccine rollouts in the U.S. and Europe and the momentum shifting away from China. Incoming data in the latter half of the second quarter pointed to a continued robust global recovery cycle despite persistent headwinds, including supply chain disruptions, new variants of COVID-19 and potential central bank tightening on inflationary concerns. Risk assets continued to rally in the second quarter, aided by the strong economic recovery across key developed markets. On the COVID-19 front, over a fifth of the world’s population received at least one vaccine dose, up from 3.0% in mid-March, with developed markets leading emerging market economies. The European Union (the “EU”) closed the gap on the vaccination front in the second quarter with infection rates falling and restrictions on social and economic activities being eased in many countries. On the fiscal front, U.S. President Joe Biden put forth an infrastructure package deal worth $1 trillion, which, however, fell short of the $2.3 trillion plan proposed in March. Elsewhere, in Europe, the European Commission started to publish its assessment of recovery plans for member states. Many countries, including Portugal, Spain and Greece, received the green light for the EU recovery funding. Inflation continued to trend higher across regions as a result of supply-side constraints (in both manufacturing and services), resurgent demand and base effect. Inflation had already topped targets of central banks across the U.S. and Europe, but monetary policymakers expect price pressures to be transitory. In China, both manufacturing and services growth rates peaked as the Purchasing Manager’s Index (“PMI”) slowed further in June. Manufacturing PMI slipped as a result of supply-side constraints, including for coal, electricity and semiconductors. Services PMI was slowed by consumer-facing sectors amid local pandemic outbreaks. With elevated risk appetite in the market given continued economic recovery and easing of mobility restrictions, the S&P 500 Index finished the first half of 2021 up at 15.2%. Year to date, international markets, as measured by the MSCI World ex-U.S. Index were up 10.3% while the Bloomberg Barclays U.S. Aggregate Bond Index was down 1.6%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its composite benchmark in the first half of 2021. The positive relative return was driven by asset allocation positioning over the period.

The largest contributor to the Portfolio’s outperformance versus its composite benchmark was a broad-based overweight to growth assets, such as equities and commodities, and an underweight to fixed income. Although interest rates stabilized during the second quarter of 2021, the rapid sell-off in bond markets during the first quarter led to negative returns across many fixed income assets during the first half of the year. Tilting the Portfolio towards equities as well as broad-based commodities delivered strong performance as economic activity continued to recover and inflationary risks grew during the period.

The largest detractor during the first half of 2021 was an underweight allocation to real estate investment trusts (“REITs”). Although REITs frequently exhibit elevated interest rate sensitivity when compared with other equity sectors, the economic recovery and increased visibility of REIT cash flows appeared to overwhelm any negative effect associated with higher interest rates and REITS were one of the top performance sectors over the period.

To end the period, our quantitative evaluation of markets continued to promote a healthy outlook for many growth-oriented asset classes such as equities and commodities, and even for some pockets of bond markets as well. Sentiment may be a bit extreme and argue for less than full risk budgets, but on balance our outlook remained constructive, and the Portfolio was positioned with an overweight to equity markets and commodities. Market risk indicators we examine contributed to this view, but our bottom-up modeling also favored stocks as momentum trends remained firm. Though the Portfolio finished the period underweight fixed income, the positions within

BHFTI-1

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Managed by SSGA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

fixed income favored longer duration corporate and Treasury bonds—a capital efficient way to target duration in multi asset portfolios.

Mike Martel

Tim Furbush(a)

Portfolio Managers

SSGA Funds Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

(a) As of July 15, 2021, Tim Furbush is no longer a portfolio manager of the Portfolio and is replaced by Jerry Holly.

1 The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The SSGA Growth and Income Composite Index is computed by SSGA, consisting of 30% S&P 500 Index, 2% S&P MidCap 400 Index, 3% S&P 600 Index, 13% MSCI World ex-U.S. Index, 2% S&P/Citigroup World ex-U.S. Range < 2 Billion USD Index, 5% MSCI Emerging Markets IMI, 3% MSCI U.S. REIT Index, 2% Dow Jones Global ex-U.S. Select Real Estate Securities Index, 23% Bloomberg Barclays U.S. Aggregate Bond Index, 10% Bloomberg Barclays High Yield Very Liquid Index, 5% Bloomberg Barclays U.S. TIPS Index, and 2% Bloomberg Barclays 1-3 Month U.S. T-Bill Index.

BHFTI-2

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD INDEX

AND THE SSGA GROWTH AND INCOME COMPOSITE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
SSGA Growth and Income ETF Portfolio
Class A	9.24	26.82	9.91	7.97
Class B	9.15	26.54	9.62	7.69
Class E	9.14	26.58	9.73	7.80
MSCI All Country World Index	12.30	39.26	14.62	9.90
SSGA Growth and Income Composite Index	8.26	25.09	10.32	8.35

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	30.4
Vanguard Total Bond Market ETF	12.6
SPDR Bloomberg Barclays High Yield Bond ETF	8.1
iShares MSCI EAFE ETF	7.7
iShares Core MSCI Emerging Markets ETF	6.9
iShares TIPS Bond ETF	5.0
iShares Core S&P Small-Cap ETF	4.9
Vanguard FTSE Europe ETF	4.3
iShares 20+ Year Treasury Bond ETF	2.6
Invesco Optimum Yield Diversified Commodity Strategy No. K-1 ETF	2.6

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	36.4
Investment Grade Fixed Income	22.3
International Developed Market Equities	15.0
High Yield Fixed Income	8.1
Emerging Market Equities	6.9
U.S. Small Cap Equities	4.9
Commodities	2.6
U.S. Mid Cap Equities	2.0
Real Estate Equities	1.0
Money Market	0.8

BHFTI-3

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSGA Growth and Income ETF Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.32%	$1,000.00	$1,092.40	$1.66
	Hypothetical*	0.32%	$1,000.00	$1,023.21	$1.61

Class B (a)	Actual	0.57%	$1,000.00	$1,091.50	$2.96
	Hypothetical*	0.57%	$1,000.00	$1,021.97	$2.86

Class E (a)	Actual	0.47%	$1,000.00	$1,091.40	$2.44
	Hypothetical*	0.47%	$1,000.00	$1,022.46	$2.36

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

BHFTI-4

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Mutual Funds—99.2% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—99.2%
Energy Select Sector SPDR Fund (a)	411,089	$22,145,364
Industrial Select Sector SPDR Fund (a) (b)	219,152	22,441,165
Invesco Optimum Yield Diversified Commodity Strategy No. K-1 ETF	2,917,886	58,620,330
iShares 20+ Year Treasury Bond ETF (b)	410,224	59,215,834
iShares Core MSCI Emerging Markets ETF (b)	2,379,599	159,409,337
iShares Core S&P Mid-Cap ETF (b)	170,469	45,810,134
iShares Core S&P Small-Cap ETF (b)	991,708	112,043,170
iShares MSCI Canada ETF (b)	622,659	23,206,501
iShares MSCI EAFE ETF (b)	2,248,530	177,364,046
iShares TIPS Bond ETF (b)	895,760	114,666,238
Materials Select Sector SPDR Fund (a) (b)	529,277	43,564,790
SPDR Bloomberg Barclays High Yield Bond ETF (a) (b)	1,689,789	185,809,199
SPDR S&P 500 ETF Trust (a) (b)	1,629,588	697,561,439
SPDR S&P International Small Cap ETF (a) (b)	1,166,459	45,095,305
Technology Select Sector SPDR Fund (a)	338,334	49,958,399
Vanguard FTSE Europe ETF	1,481,943	99,675,486
Vanguard Long-Term Corporate Bond ETF (b)	448,782	47,992,747
Vanguard Real Estate ETF	230,376	23,449,973
Vanguard Total Bond Market ETF	3,369,836	289,435,214

Total Mutual Funds (Cost $1,918,094,992)		2,277,464,671

Short-Term Investment—0.8%

Mutual Funds—0.8%
AIM STIT-STIC Prime Portfolio	18,509,016	18,509,016

Total Short-Term Investments (Cost $18,509,016)		18,509,016

Securities Lending Reinvestments (c)—29.1%

Certificates of Deposit—5.9%
Agricultural Bank of China 0.100%, 07/01/21	5,200,000	5,199,995
Bank of Montreal (Chicago) 0.176%, 1M BSBY + 0.120%, 12/01/21 (d)	15,000,000	15,000,186
Barclays Bank plc 0.100%, 09/09/21	21,000,000	20,998,341
Credit Industriel et Commercial Zero Coupon, 10/12/21	9,995,560	9,995,900
Industrial & Commercial Bank of China Ltd. 0.110%, 07/22/21	20,000,000	19,999,140
Mitsubishi UFJ Trust and Banking Corp. (London) Zero Coupon, 08/11/21	4,997,829	4,999,200
Mizuho Bank, Ltd. 0.200%, 09/14/21	5,000,000	5,000,630
MUFG Bank Ltd. Zero Coupon, 09/02/21	4,994,894	4,998,750
Natixis S.A. (New York) 0.208%, 3M LIBOR + 0.040%, 02/11/22 (d)	5,000,000	4,999,920
Oversea-Chinese Banking Corp., Ltd. 0.167%, 3M LIBOR + 0.020%, 03/25/22 (d)	10,000,000	10,000,040

Certificates of Deposit—(Continued)
Sumitomo Mitsui Banking Corp.
0.156%, 1M LIBOR + 0.060%, 12/17/21 (d)	5,000,000	4,999,990
0.158%, 3M LIBOR + 0.030%, 09/10/21 (d)	10,000,000	10,000,240
Sumitomo Mitsui Trust Bank, Ltd.
Zero Coupon, 08/09/21	5,995,936	5,999,100
Zero Coupon, 09/14/21	4,997,357	4,998,500
Zero Coupon, 09/20/21	4,993,679	4,998,400
Svenska Handelsbanken AB 0.220%, 3M LIBOR + 0.070%, 11/19/21 (d)	2,000,000	2,000,484

		134,188,816

Commercial Paper—0.2%
Antalis S.A. 0.170%, 09/01/21	4,997,497	4,998,395

Master Demand Notes—0.5%
Natixis Financial Products LLC 0.310%, OBFR + 0.230%, 07/01/21 (d)	12,000,000	12,000,000

Repurchase Agreements—11.5%
Barclays Bank plc
Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $30,000,167; collateralized by various Common Stock with an aggregate market value of $33,335,889.	30,000,000	30,000,000
Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $20,007,000; collateralized by various Common Stock with an aggregate market value of $22,226,691.	20,000,000	20,000,000
Barclays Capital, Inc. Repurchase Agreement dated 06/30/21 at 0.030%, due on 07/01/21 with a maturity value of $20,035,200; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/29 - 11/15/43, and an aggregate market value of $20,435,887.	20,035,183	20,035,183
BofA Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $20,007,000; collateralized by various Common Stock with an aggregate market value of $22,000,004.	20,000,000	20,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/30/21 at 0.060%, due on 07/01/21 with a maturity value of $10,000,017; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 6.125%, maturity dates ranging from 08/15/29 - 02/15/31, and an aggregate market value of $10,200,003.	10,000,000	10,000,000
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $15,006,271; collateralized by U.S. Treasury Obligations at 0.125%, maturing 05/31/23, and various Common Stock with an aggregate market value of $16,496,166.	15,000,000	15,000,000

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Credit Suisse AG Repurchase Agreement dated 06/30/21 at 0.055%, due on 07/01/21 with a maturity value of $50,000,076; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 3.125%, maturity dates ranging from 10/07/21 - 01/15/29, and an aggregate market value of $51,000,106.	50,000,000	$50,000,000
Deutsche Bank AG, London
Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $3,900,018; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $3,978,003.	3,900,000	3,900,000
Repurchase Agreement dated 06/30/21 at 0.230%, due on 07/01/21 with a maturity value of $25,000,160; collateralized by various Common Stock with an aggregate market value of $27,780,696.	25,000,000	25,000,000
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $50,002,042; collateralized by various Common Stock with an aggregate market value of $55,555,880.	50,000,000	50,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $11,000,524; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $12,222,226.	11,000,000	11,000,000
Repurchase Agreement dated 06/30/21 at 0.260%, due on 07/07/21 with a maturity value of $3,800,192; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 3.875%, maturity dates ranging from 12/31/23 - 04/15/29, and various Common Stock with an aggregate market value of $4,222,968.	3,800,000	3,800,000
Societe Generale Repurchase Agreement dated 06/30/21 at 0.185%, due on 07/01/21 with a maturity value of $5,000,026; collateralized by various Common Stock with an aggregate market value of $5,555,732.	5,000,000	5,000,000

		263,735,183

Time Deposits—4.4%
ABN AMRO Bank NV 0.080%, 07/01/21	8,000,000	8,000,000
DZ Bank AG 0.040%, 07/01/21	25,000,000	25,000,000
Landesbank Baden-Wuettertemberg (London) 0.130%, 07/01/21	3,900,000	3,900,000

Time Deposits—(Continued)
National Bank of Canada 0.130%, OBFR + 0.050%, 07/07/21 (d)	10,000,000	10,000,000
Rabobank (New York) 0.050%, 07/01/21	25,000,000	25,000,000
Royal Bank of Canada 0.030%, 07/01/21	30,000,000	30,000,000

		101,900,000

Mutual Funds—6.6%
AB Government Money Market Portfolio, Institutional Class 0.010% (e)	35,500,000	35,500,000
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (e)	20,000,000	20,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (e)	75,000,000	75,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (e)	20,000,000	20,000,000

		150,500,000

Total Securities Lending Reinvestments (Cost $667,321,463)		667,322,394

Total Investments—129.1% (Cost $2,603,925,471)		2,963,296,081
Other assets and liabilities (net)—(29.1)%		(667,102,177)

Net Assets—100.0%		$2,296,193,904

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(b)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $679,652,168 and the collateral received consisted of cash in the amount of $667,307,936 and non-cash collateral with a value of $26,839,615. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2021.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Glossary of Abbreviations

Index Abbreviations

(BSBY)—	Bloomberg Short-Term Bank Yield Index
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Mutual Funds*	$2,277,464,671	$—	$—	$2,277,464,671
Total Short-Term Investment*	18,509,016	—	—	18,509,016
Securities Lending Reinvestments
Certificates of Deposit	—	134,188,816	—	134,188,816
Commercial Paper	—	4,998,395	—	4,998,395
Master Demand Notes	—	12,000,000	—	12,000,000
Repurchase Agreements	—	263,735,183	—	263,735,183
Time Deposits	—	101,900,000	—	101,900,000
Mutual Funds	150,500,000	—	—	150,500,000
Total Securities Lending Reinvestments	150,500,000	516,822,394	—	667,322,394
Total Investments	$2,446,473,687	$516,822,394	$—	$2,963,296,081

Collateral for Securities Loaned (Liability)	$—	$(667,307,936)	$—	$(667,307,936)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$1,896,720,420
Affiliated investments at value (c) (d)	1,066,575,661
Receivable for:
Fund shares sold	111,276
Dividends on affiliated investments	2,228,817

Total Assets	2,965,636,174
Liabilities
Collateral for securities loaned	667,307,936
Payables for:
Fund shares redeemed	801,636
Accrued Expenses:
Management fees	576,675
Administration fees	21,771
Custodian and accounting fees	28,022
Distribution and service fees	463,326
Deferred trustees’ fees	182,883
Other expenses	60,021

Total Liabilities	669,442,270

Net Assets	$2,296,193,904

Net Assets Consist of:
Paid in surplus	$1,791,341,038
Distributable earnings (Accumulated losses)	504,852,866

Net Assets	$2,296,193,904

Net Assets
Class A	$30,536,333
Class B	2,256,977,840
Class E	8,679,731
Capital Shares Outstanding*
Class A	2,393,455
Class B	178,325,625
Class E	683,712
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.76
Class B	12.66
Class E	12.70

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,768,367,574.
(b)	Includes securities loaned at value of $274,039,736.
(c)	Identified cost of affiliated investments was $835,557,897.
(d)	Includes securities loaned at value of $405,612,432.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends from Underlying ETFs	$10,453,528
Dividends from affiliated investments	10,502,468
Securities lending income	978,855

Total investment income	21,934,851
Expenses
Management fees	3,453,192
Administration fees	18,646
Custodian and accounting fees	18,529
Distribution and service fees—Class B	2,768,302
Distribution and service fees—Class E	6,290
Audit and tax services	20,967
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	30,457
Insurance	7,773
Miscellaneous	8,986

Total expenses	6,384,542

Net Investment Income	15,550,309

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	48,980,561
Affiliated investments	89,391,861

Net realized gain (loss)	138,372,422

Net change in unrealized appreciation (depreciation) on:
Investments	26,238,378
Affiliated investments	17,880,418

Net change in unrealized appreciation (depreciation)	44,118,796

Net realized and unrealized gain (loss)	182,491,218

Net Increase (Decrease) in Net Assets From Operations	$198,041,527

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$15,550,309	$40,766,119
Net realized gain (loss)	138,372,422	103,794,221
Net change in unrealized appreciation (depreciation)	44,118,796	51,598,825

Increase (decrease) in net assets from operations	198,041,527	196,159,165

From Distributions to Shareholders
Class A	(1,945,395)	(1,656,672)
Class B	(140,262,345)	(126,276,065)
Class E	(545,548)	(533,426)

Total distributions	(142,753,288)	(128,466,163)

Increase (decrease) in net assets from capital share transactions	79,715	(96,062,616)

Total increase (decrease) in net assets	55,367,954	(28,369,614)

Net Assets
Beginning of period	2,240,825,950	2,269,195,564

End of period	$2,296,193,904	$2,240,825,950

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	93,706	$1,215,819	144,863	$1,644,318
Reinvestments	153,422	1,945,395	154,540	1,656,672
Redemptions	(131,295)	(1,730,142)	(326,781)	(3,765,009)

Net increase (decrease)	115,833	$1,431,072	(27,378)	$(464,019)

Class B
Sales	1,146,143	$14,733,347	2,439,704	$27,436,092
Reinvestments	11,149,630	140,262,345	11,868,051	126,276,065
Redemptions	(12,135,234)	(156,504,084)	(21,925,497)	(248,439,408)

Net increase (decrease)	160,539	$(1,508,392)	(7,617,742)	$(94,727,251)

Class E
Sales	37,421	$485,152	63,538	$711,039
Reinvestments	43,229	545,548	49,993	533,426
Redemptions	(68,262)	(873,665)	(185,139)	(2,115,811)

Net increase (decrease)	12,388	$157,035	(71,608)	$(871,346)

Increase (decrease) derived from capital shares transactions		$79,715		$(96,062,616)

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.48		$12.12	$10.93	$12.52	$11.10	$11.41

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.11		0.25	0.32	0.29	0.29	0.31
Net realized and unrealized gain (loss)	1.04		0.85	1.78	(1.01)	1.49	0.34

Total income (loss) from investment operations	1.15		1.10	2.10	(0.72)	1.78	0.65

Less Distributions
Distributions from net investment income	(0.27)		(0.34)	(0.31)	(0.32)	(0.32)	(0.30)
Distributions from net realized capital gains	(0.60)		(0.40)	(0.60)	(0.55)	(0.04)	(0.66)

Total distributions	(0.87)		(0.74)	(0.91)	(0.87)	(0.36)	(0.96)

Net Asset Value, End of Period	$12.76		$12.48	$12.12	$10.93	$12.52	$11.10

Total Return (%) (b)	9.24	(c)	10.14	19.88	(6.29)	16.21	6.03

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.32	(e)	0.32	0.32	0.32	0.32	0.32
Ratio of net investment income (loss) to average net assets (%) (f)	1.64	(e)	2.20	2.77	2.39	2.43	2.75
Portfolio turnover rate (%)	47	(c)	72	57	34	39	60
Net assets, end of period (in millions)	$30.5		$28.4	$27.9	$26.7	$31.1	$28.7

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.37		$12.02	$10.84	$12.42	$11.02	$11.33

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.09		0.22	0.29	0.25	0.25	0.27
Net realized and unrealized gain (loss)	1.04		0.84	1.77	(0.99)	1.48	0.35

Total income (loss) from investment operations	1.13		1.06	2.06	(0.74)	1.73	0.62

Less Distributions
Distributions from net investment income	(0.24)		(0.31)	(0.28)	(0.29)	(0.29)	(0.27)
Distributions from net realized capital gains	(0.60)		(0.40)	(0.60)	(0.55)	(0.04)	(0.66)

Total distributions	(0.84)		(0.71)	(0.88)	(0.84)	(0.33)	(0.93)

Net Asset Value, End of Period	$12.66		$12.37	$12.02	$10.84	$12.42	$11.02

Total Return (%) (b)	9.15	(c)	9.83	19.61	(6.52)	15.86	5.78

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.57	(e)	0.57	0.57	0.57	0.57	0.57
Ratio of net investment income (loss) to average net assets (%) (f)	1.38	(e)	1.94	2.52	2.13	2.17	2.46
Portfolio turnover rate (%)	47	(c)	72	57	34	39	60
Net assets, end of period (in millions)	$2,257.0		$2,204.1	$2,232.3	$2,118.1	$2,601.4	$2,531.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.41		$12.05	$10.88	$12.46	$11.05	$11.36

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.10		0.23	0.30	0.27	0.26	0.28
Net realized and unrealized gain (loss)	1.04		0.85	1.76	(1.00)	1.49	0.35

Total income (loss) from investment operations	1.14		1.08	2.06	(0.73)	1.75	0.63

Less Distributions
Distributions from net investment income	(0.25)		(0.32)	(0.29)	(0.30)	(0.30)	(0.28)
Distributions from net realized capital gains	(0.60)		(0.40)	(0.60)	(0.55)	(0.04)	(0.66)

Total distributions	(0.85)		(0.72)	(0.89)	(0.85)	(0.34)	(0.94)

Net Asset Value, End of Period	$12.70		$12.41	$12.05	$10.88	$12.46	$11.05

Total Return (%) (b)	9.14	(c)	10.01	19.57	(6.39)	16.02	5.87

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.47	(e)	0.47	0.47	0.47	0.47	0.47
Ratio of net investment income (loss) to average net assets (%) (f)	1.49	(e)	2.03	2.62	2.25	2.25	2.54
Portfolio turnover rate (%)	47	(c)	72	57	34	39	60
Net assets, end of period (in millions)	$8.7		$8.3	$9.0	$8.5	$9.7	$9.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is SSGA Growth and Income ETF Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, Standard and Poors Depositary Receipts (SPDRs®) of the S&P 500® ETF Trust, series of the Select Sector SPDR Trust, SPDR Series Trust, SPDR Index Shares Funds, iShares® Trust, iShares®, Inc., and Vanguard ETFsTM of the Vanguard® Index Funds.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. The NAV of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy

Investments in registered open-end management investment companies are valued at reported NAV per share and are categorized as Level 1 within the fair value hierarchy.

BHFTI-12

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements— June 30, 2021—(Continued)

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying ETFs are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $263,735,183. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned

BHFTI-13

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements— June 30, 2021—(Continued)

securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Mutual Funds in the Portfolio’s Schedule of Investments as of June 30, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio and the Underlying ETFs may be exposed to counterparty risk, or the risk that an entity with which the Portfolio and the Underlying ETFs have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio and the Underlying ETFs to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio and the Underlying ETFs manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio and the Underlying ETFs restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Portfolio and the Underlying ETFs undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct

BHFTI-14

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements— June 30, 2021—(Continued)

Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and the Underlying ETFs in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,043,878,467	$0	$1,089,323,283

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$3,453,192	0.330%	First $500 million
	0.300%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. SSGA Funds Management, Inc. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of

BHFTI-15

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements— June 30, 2021—(Continued)

Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2021 is as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2021
Communication Services Select Sector SPDR Fund	$22,235,605	$91,146,542	$(115,146,835)	$3,453,447	$(1,688,759)	$—
Consumer Discretionary Select Sector SPDR Fund	45,472,925	—	(45,748,985)	1,204,355	(928,295)	—
Consumer Staples Select Sector SPDR Fund	45,039,805	—	(43,954,139)	4,003,130	(5,088,796)	—
Energy Select Sector SPDR Fund	—	72,968,211	(49,833,241)	(117,110)	(872,496)	22,145,364
Financial Select Sector SPDR Fund	—	44,379,573	(49,070,873)	4,691,300	—	—
Industrial Select Sector SPDR Fund	—	22,802,130	—	—	(360,965)	22,441,165
Materials Select Sector SPDR Fund	22,410,496	45,990,413	(22,834,023)	658,622	(2,660,718)	43,564,790
SPDR Bloomberg Barclays High Yield Bond ETF	223,853,616	40,694,326	(80,673,604)	1,592,888	341,973	185,809,199
SPDR S&P 500 ETF Trust	690,708,529	77,444,927	(164,177,920)	72,435,592	21,150,311	697,561,439
SPDR S&P International Small Cap ETF	45,899,221	—	(4,887,592)	1,080,281	3,003,395	45,095,305
Technology Select Sector SPDR Fund	—	48,810,538	(4,226,263)	389,356	4,984,768	49,958,399

	$1,095,620,197	$444,236,660	$(580,553,475)	$89,391,861	$17,880,418	$1,066,575,661

	Income earned from affiliates during the period	Number of shares held at June 30, 2021
Energy Select Sector SPDR Fund	$653,162	411,089
Financial Select Sector SPDR Fund	196,683	—
Industrial Select Sector SPDR Fund	184,512	219,152
Materials Select Sector SPDR Fund	4,328,181	529,277
SPDR Bloomberg Barclays High Yield Bond ETF	4,453,537	1,689,789
SPDR S&P 500 ETF Trust	433,386	1,629,588
SPDR S&P International Small Cap ETF	184,120	1,166,459
Technology Select Sector SPDR Fund	68,887	338,334

	$10,502,468

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-16

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements— June 30, 2021—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$2,611,576,869

Gross unrealized appreciation	366,117,232
Gross unrealized depreciation	(14,398,020)

Net unrealized appreciation (depreciation)	$351,719,212

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$55,922,570	$59,416,555	$72,543,593	$104,252,967	$128,466,163	$163,669,522

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$51,167,385	$90,970,590	$307,600,416	$—	$449,738,391

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-17

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-18

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Managed by SSGA Funds Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A, B, and E shares of the SSGA Growth ETF Portfolio returned 12.69%, 12.55%, and 12.62%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index¹, returned 12.30%. The Portfolio’s composite benchmark, the SSGA Growth Composite Index2, returned 11.08%.

MARKET ENVIRONMENT / CONDITIONS

Economic recovery gathered pace in the first quarter on the back of widespread vaccination, renewed fiscal stimulus and continued monetary policy support. Although manufacturing continued to expand strongly across regions, services growth improved only in the United States and the United Kingdom and lagged in the rest of Europe. The emergence of new variants of COVID-19 and a pick-up in inflation caused by cost pressures across supply chains remained key risks to growth momentum. Risk assets continued to rally in the first quarter with cyclical and value assets outperforming growth sectors that saw outsized returns in 2020. Commodities registered modest gains and oil prices rallied sharply on optimism that demand would rebound even as Organization of the Petroleum Exporting Countries Plus (OPEC+) countries kept a tight rein on additional supplies. The U.S. dollar registered its best quarterly performance since 2018 amid rising expectations of a strong U.S. economic recovery. The yield on the 10-year U.S. Treasury Note rose to 1.75% by March versus 0.9% at the start of the year but remained lower than the 1.9% level registered at the end of 2019. Strong economic recovery and a potential rise in inflation as a result of fiscal spending played crucial roles in yields rising during the first quarter.

By April, global growth recovery broadened, aided by accelerated COVID-19 vaccine rollouts in the U.S. and Europe and the momentum shifting away from China. Incoming data in the latter half of the second quarter pointed to a continued robust global recovery cycle despite persistent headwinds, including supply chain disruptions, new variants of COVID-19 and potential central bank tightening on inflationary concerns. Risk assets continued to rally in the second quarter aided by the strong economic recovery across key developed markets. On the COVID-19 front, over a fifth of the world’s population received at least one vaccine dose, up from 3.0% in mid-March, with developed markets leading emerging market economies. The European Union (the “EU”) closed the gap on the vaccination front in the second quarter, with infection rates falling and restrictions on social and economic activities being eased in many countries. On the fiscal front, U.S. President Joe Biden put forth an infrastructure package deal worth $1 trillion, which, however, fell short of the $2.3 trillion plan proposed in March. Elsewhere, in Europe, the European Commission started to publish its assessment of recovery plans for member states. Many countries, including Portugal, Spain and Greece, received the green light for the EU recovery funding. Inflation continued to trend higher across regions as a result of supply-side constraints (in both manufacturing and services), resurgent demand and base effect. Inflation had already topped targets of central banks across the U.S. and Europe, but monetary policymakers expect price pressures to be transitory. In China, both manufacturing and services growth rates peaked as the Purchasing Manager’s Index (“PMI”) slowed further in June. Manufacturing PMI slipped as a result of supply-side constraints, including for coal, electricity and semiconductors. Services PMI was slowed by consumer-facing sectors amid local pandemic outbreaks. With elevated risk appetite in the market given continued economic recovery and easing of mobility restrictions, the S&P 500 Index finished the first half of 2021 up at 15.2%. Year to date, international markets, as measured by the MSCI World ex-U.S. Index were up 10.3%, while the Bloomberg Barclays U.S. Aggregate Bond Index was down -1.6%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its composite benchmark in the first half of 2021. The positive relative return was driven by asset allocation positioning over the period.

The largest contributor to the Portfolio’s outperformance versus its composite benchmark was a broad-based overweight to growth assets and an underweight to fixed income. Although interest rates stabilized during the second quarter of 2021, the rapid sell-off in bond markets during the first quarter led to negative returns across many fixed income assets during the first half of the year. Tilting the Portfolio towards equities as well as broad-based commodities delivered strong performance as economic activity continued to recover and inflationary risks grew during the period.

The largest detractor during the first half of 2021 was an underweight allocation to real estate investment trusts (“REITs”). Although REITs frequently exhibit elevated interest rate sensitivity when compared with other equity sectors, the economic recovery and increased visibility to REIT cash flows appeared to overwhelm any negative effect associated with higher interest rates and REITS were one of the top performance sectors over the period.

To end the period, our quantitative evaluation of markets continued to promote a healthy outlook for many growth-oriented asset classes such as equities and commodities, and even for some pockets of bond markets as well. Sentiment may be a bit extreme and argue for less than full risk budgets, but on balance our outlook remained constructive, and the Portfolio was positioned with an overweight to equity markets and commodities. Market risk indicators we examine contributed to this view but our bottom-up modeling also favored stocks as momentum trends remained firm. Though the Portfolio finished the period underweight fixed income, the positions within

BHFTI-1

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Managed by SSGA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

fixed income favored longer duration corporate and Treasury bonds—a capital efficient way to target duration in multi asset portfolios.

Mike Martel

Tim Furbush(a)

Portfolio Managers

SSGA Funds Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

(a) As of July 15, 2021, Tim Furbush is no longer a portfolio manager of the Portfolio and is replaced by Jerry Holly.

1 The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The SSGA Growth Composite Index is computed by SSGA, consisting of 35% S&P 500 Index, 5% S&P MidCap 400 Index, 5% S&P 600 Index, 20% MSCI World ex-U.S. Index, 3% S&P/Citigroup World ex-U.S. Range < 2 Billion USD Index, 7% MSCI Emerging Markets IMI, 3% MSCI U.S. REIT Index, 2% Dow Jones Global ex-U.S. Select Real Estate Securities Index, 10% Bloomberg Barclays U.S. Aggregate Bond Index, 5% Bloomberg Barclays High Yield Very Liquid Index, 3% Bloomberg Barclays U.S. TIPS Index, and 2% Bloomberg Barclays 1-3 Month U.S. T-Bill Index.

BHFTI-2

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD INDEX

AND THE SSGA GROWTH COMPOSITE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
SSGA Growth ETF Portfolio
Class A	12.69	35.99	11.82	9.06
Class B	12.55	35.65	11.55	8.79
Class E	12.62	35.66	11.66	8.89
MSCI All Country World Index	12.30	39.26	14.62	9.90
SSGA Growth Composite Index	11.08	33.30	12.20	9.43

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	35.6
iShares MSCI EAFE ETF	13.6
iShares Core MSCI Emerging Markets ETF	9.0
iShares Core S&P Small-Cap ETF	6.9
iShares Core S&P Mid-Cap ETF	4.9
Vanguard FTSE Europe ETF	4.4
SPDR Bloomberg Barclays High Yield Bond ETF	3.0
iShares TIPS Bond ETF	3.0
SPDR S&P International Small Cap ETF	3.0
Invesco Optimum Yield Diversified Commodity Strategy No. K-1 ETF	2.6

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	41.7
International Developed Market Equities	22.8
Emerging Market Equities	9.0
U.S. Small Cap Equities	6.9
Investment Grade Fixed Income	7.4
U.S. Mid Cap Equities	4.9
High Yield Fixed Income	3.0
Commodities	2.6
Real Estate Equities	1.0
Money Market	0.7

BHFTI-3

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSGA Growth ETF Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.35%	$1,000.00	$1,126.90	$1.85
	Hypothetical*	0.35%	$1,000.00	$1,023.06	$1.76

Class B (a)	Actual	0.60%	$1,000.00	$1,125.50	$3.16
	Hypothetical*	0.60%	$1,000.00	$1,021.82	$3.01

Class E (a)	Actual	0.50%	$1,000.00	$1,126.20	$2.64
	Hypothetical*	0.50%	$1,000.00	$1,022.32	$2.51

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

BHFTI-4

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Mutual Funds—99.3% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—99.3%
Energy Select Sector SPDR Fund (a)	165,997	$8,942,258
Industrial Select Sector SPDR Fund (a) (b)	88,493	9,061,683
Invesco Optimum Yield Diversified Commodity Strategy No. K-1 ETF	1,187,137	23,849,582
iShares 20+ Year Treasury Bond ETF (b)	148,744	21,471,196
iShares Core MSCI Emerging Markets ETF (b)	1,235,501	82,766,212
iShares Core S&P Mid-Cap ETF (b)	168,192	45,198,236
iShares Core S&P Small-Cap ETF (b)	562,776	63,582,433
iShares MSCI Canada ETF (b)	488,336	18,200,283
iShares MSCI EAFE ETF (b)	1,585,596	125,071,813
iShares TIPS Bond ETF (b)	215,262	27,555,689
Materials Select Sector SPDR Fund (a) (b)	213,367	17,562,238
SPDR Bloomberg Barclays High Yield Bond ETF (a) (b)	255,365	28,079,935
SPDR S&P 500 ETF Trust (a) (b)	767,187	328,402,067
SPDR S&P International Small Cap ETF (a) (b)	706,101	27,297,865
Technology Select Sector SPDR Fund (a) (b)	135,856	20,060,497
Vanguard FTSE Europe ETF (b)	597,039	40,156,843
Vanguard Long-Term Corporate Bond ETF (b)	178,406	19,078,738
Vanguard Real Estate ETF (b)	88,612	9,019,815

Total Mutual Funds (Cost $714,324,876)		915,357,383

Short-Term Investment—0.7%

Mutual Funds—0.7%
AIM STIT-STIC Prime Portfolio	6,932,973	6,932,973

Total Short-Term Investments (Cost $6,932,973)		6,932,973

Securities Lending Reinvestments (c)—28.7%

Certificates of Deposit—5.3%
Agricultural Bank of China 0.100%, 07/01/21	800,000	799,999
Bank of Montreal Zero Coupon, 09/20/21	3,997,934	3,998,720
Bank of Montreal (Chicago) 0.176%, 1M BSBY + 0.120%, 12/01/21 (d)	5,000,000	5,000,062
Barclays Bank plc 0.100%, 09/09/21	6,000,000	5,999,526
Credit Industriel et Commercial Zero Coupon, 10/12/21	4,997,780	4,997,950
Industrial & Commercial Bank of China Ltd. 0.110%, 07/22/21	2,000,000	1,999,914
Mitsubishi UFJ Trust and Banking Corp. (London) Zero Coupon, 08/11/21	999,566	999,840
Mizuho Bank, Ltd. 0.200%, 09/14/21	5,000,000	5,000,630
Natixis S.A. (New York) 0.208%, 3M LIBOR + 0.040%, 02/11/22 (d)	3,000,000	2,999,952
Oversea-Chinese Banking Corp., Ltd. 0.167%, 3M LIBOR + 0.020%, 03/25/22 (d)	2,000,000	2,000,008

Certificates of Deposit—(Continued)
Sumitomo Mitsui Banking Corp.
0.156%, 1M LIBOR + 0.060%, 12/17/21 (d)	5,000,000	4,999,990
0.158%, 3M LIBOR + 0.030%, 09/10/21 (d)	5,000,000	5,000,120
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 09/20/21	4,993,679	4,998,400

		48,795,111

Commercial Paper—0.8%
Antalis S.A.
0.170%, 09/01/21	4,997,497	4,998,395
0.200%, 07/06/21	2,198,876	2,199,947

		7,198,342

Repurchase Agreements—11.6%
Barclays Bank plc
Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $8,200,046; collateralized by various Common Stock with an aggregate market value of $9,111,810.	8,200,000	8,200,000
Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $10,003,500; collateralized by various Common Stock with an aggregate market value of $11,113,346.	10,000,000	10,000,000
Barclays Capital, Inc. Repurchase Agreement dated 06/30/21 at 0.030%, due on 07/01/21 with a maturity value of $5,264,110; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/29 - 11/15/43, and an aggregate market value of $5,369,388.	5,264,106	5,264,106
BofA Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $16,221,397; collateralized by U.S. Treasury Bond at 2.875%, maturing 05/15/49, and an aggregate market value of $16,545,803.	16,221,374	16,221,374
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/30/21 at 0.060%, due on 07/01/21 with a maturity value of $10,000,017; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 6.125%, maturity dates ranging from 08/15/29 - 02/15/31, and an aggregate market value of $10,200,003.	10,000,000	10,000,000
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $5,002,090; collateralized by U.S. Treasury Obligations at 2.000%, maturing 11/30/22, and various Common Stock with an aggregate market value of $5,491,137.	5,000,000	5,000,000
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $4,001,672; collateralized by U.S. Treasury Obligations at 0.125%, maturing 05/31/23, and various Common Stock with an aggregate market value of $4,398,111.	4,000,000	4,000,000

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London
Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $1,400,007; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $1,428,001.	1,400,000	$1,400,000
Repurchase Agreement dated 06/30/21 at 0.230%, due on 07/01/21 with a maturity value of $10,000,064; collateralized by various Common Stock with an aggregate market value of $11,112,278.	10,000,000	10,000,000
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $8,400,023; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $8,571,453.	8,400,000	8,400,000
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $10,000,408; collateralized by various Common Stock with an aggregate market value of $11,111,176.	10,000,000	10,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $3,200,152; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $3,555,557.	3,200,000	3,200,000
Repurchase Agreement dated 06/30/21 at 0.260%, due on 07/07/21 with a maturity value of $1,500,076; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 3.875%, maturity dates ranging from 12/31/23 - 04/15/29, and various Common Stock with an aggregate market value of $1,666,961.	1,500,000	1,500,000
Societe Generale Repurchase Agreement dated 06/30/21 at 0.180%, due on 07/01/21 with a maturity value of $9,100,046; collateralized by various Common Stock with an aggregate market value of $10,111,322.	9,100,000	9,100,000
Repurchase Agreement dated 06/30/21 at 0.185%, due on 07/01/21 with a maturity value of $5,200,027; collateralized by various Common Stock with an aggregate market value of $5,777,962.	5,200,000	5,200,000

		107,485,480

Time Deposits—4.0%
DZ Bank AG 0.040%, 07/01/21	10,000,000	10,000,000
Landesbank Baden-Wuettertemberg (London)
0.130%, 07/01/21	1,500,000	1,500,000
0.130%, 07/01/21	10,000,000	10,000,000
National Bank of Canada 0.130%, OBFR + 0.050%, 07/07/21 (d)	5,000,000	5,000,000

Time Deposits—(Continued)
Rabobank (New York) 0.050%, 07/01/21	5,000,000	5,000,000
Royal Bank of Canada 0.030%, 07/01/21	5,000,000	5,000,000

		36,500,000

Mutual Funds—7.0%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (e)	30,000,000	30,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (e)	25,000,000	25,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (e)	10,000,000	10,000,000

		65,000,000

Total Securities Lending Reinvestments (Cost $264,977,801)		264,978,933

Total Investments—128.7% (Cost $986,235,650)		1,187,269,289
Other assets and liabilities (net)—(28.7)%		(265,115,371)

Net Assets—100.0%		$922,153,918

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(b)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $274,897,814 and the collateral received consisted of cash in the amount of $264,970,811 and non-cash collateral with a value of $16,130,310. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2021.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Glossary of Abbreviations

Index Abbreviations

(BSBY)—	Bloomberg Short-Term Bank Yield Index
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Mutual Funds*	$915,357,383	$—	$—	$915,357,383
Total Short-Term Investment*	6,932,973	—	—	6,932,973
Securities Lending Reinvestments
Certificates of Deposit	—	48,795,111	—	48,795,111
Commercial Paper	—	7,198,342	—	7,198,342
Repurchase Agreements	—	107,485,480	—	107,485,480
Time Deposits	—	36,500,000	—	36,500,000
Mutual Funds	65,000,000	—	—	65,000,000
Total Securities Lending Reinvestments	65,000,000	199,978,933	—	264,978,933
Total Investments	$987,290,356	$199,978,933	$—	$1,187,269,289

Collateral for Securities Loaned (Liability)	$—	$(264,970,811)	$—	$(264,970,811)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$747,862,746
Affiliated investments at value (c) (d)	439,406,543
Receivable for:
Affiliated investments sold	77,449
Fund shares sold	20,700
Dividends on affiliated investments	1,048,860

Total Assets	1,188,416,298
Liabilities
Collateral for securities loaned	264,970,811
Payables for:
Fund shares redeemed	584,319
Accrued Expenses:
Management fees	239,364
Administration fees	21,771
Custodian and accounting fees	27,981
Distribution and service fees	180,417
Deferred trustees’ fees	182,883
Other expenses	54,834

Total Liabilities	266,262,380

Net Assets	$922,153,918

Net Assets Consist of:
Paid in surplus	$662,272,008
Distributable earnings (Accumulated losses)	259,881,910

Net Assets	$922,153,918

Net Assets
Class A	$39,608,353
Class B	874,415,666
Class E	8,129,899
Capital Shares Outstanding*
Class A	2,989,001
Class B	66,498,754
Class E	616,629
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.25
Class B	13.15
Class E	13.18

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $667,652,493.
(b)	Includes securities loaned at value of $92,603,530.
(c)	Identified cost of affiliated investments was $318,583,157.
(d)	Includes securities loaned at value of $182,294,284.
Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends from Underlying ETFs	$4,144,544
Dividends from affiliated investments	3,536,307
Securities lending income	297,009

Total investment income	7,977,860
Expenses
Management fees	1,417,545
Administration fees	18,646
Custodian and accounting fees	18,535
Distribution and service fees—Class B	1,062,113
Distribution and service fees—Class E	5,969
Audit and tax services	20,967
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	25,032
Insurance	2,935
Miscellaneous	5,484

Total expenses	2,628,626

Net Investment Income	5,349,234

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	17,504,599
Net increase from payments by affiliates (a)	879,531
Affiliated investments	38,123,059

Net realized gain (loss)	56,507,189

Net change in unrealized appreciation (depreciation) on:
Investments	29,971,122
Affiliated investments	14,790,446

Net change in unrealized appreciation (depreciation)	44,761,568

Net realized and unrealized gain (loss)	101,268,757

Net Increase (Decrease) in Net Assets From Operations	$106,617,991

(a)	See Note 5 of the Notes to Financial Statements.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$5,349,234	$13,533,201
Net realized gain (loss)	56,507,189	46,066,258
Net change in unrealized appreciation (depreciation)	44,761,568	22,773,042

Increase (decrease) in net assets from operations	106,617,991	82,372,501

From Distributions to Shareholders
Class A	(2,671,933)	(2,085,463)
Class B	(57,744,054)	(48,025,827)
Class E	(538,194)	(428,950)

Total distributions	(60,954,181)	(50,540,240)

Increase (decrease) in net assets from capital share transactions	3,277,461	(31,730,500)

Total increase (decrease) in net assets	48,941,271	101,761

Net Assets
Beginning of period	873,212,647	873,110,886

End of period	$922,153,918	$873,212,647

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	59,452	$797,084	154,658	$1,712,899
Reinvestments	202,419	2,671,933	200,333	2,085,463
Redemptions	(126,708)	(1,710,650)	(360,263)	(4,100,439)

Net increase (decrease)	135,163	$1,758,367	(5,272)	$(302,077)

Class B
Sales	442,953	$5,939,100	1,735,434	$18,386,916
Reinvestments	4,407,943	57,744,054	4,644,664	48,025,827
Redemptions	(4,678,844)	(62,179,811)	(8,767,663)	(97,654,548)

Net increase (decrease)	172,052	$1,503,343	(2,387,565)	$(31,241,805)

Class E
Sales	19,059	$251,571	61,914	$689,218
Reinvestments	40,990	538,194	41,404	428,950
Redemptions	(57,306)	(774,014)	(120,197)	(1,304,786)

Net increase (decrease)	2,743	$15,751	(16,879)	$(186,618)

Increase (decrease) derived from capital shares transactions		$3,277,461		$(31,730,500)

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.61		$12.18	$10.86	$12.87	$11.10	$11.37

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.10		0.22	0.30	0.25	0.26	0.28
Net realized and unrealized gain (loss)	1.50		0.97	2.07	(1.24)	1.92	0.47

Total income (loss) from investment operations	1.60		1.19	2.37	(0.99)	2.18	0.75

Less Distributions
Distributions from net investment income	(0.23)		(0.31)	(0.27)	(0.29)	(0.28)	(0.28)
Distributions from net realized capital gains	(0.73)		(0.45)	(0.78)	(0.73)	(0.13)	(0.74)

Total distributions	(0.96)		(0.76)	(1.05)	(1.02)	(0.41)	(1.02)

Net Asset Value, End of Period	$13.25		$12.61	$12.18	$10.86	$12.87	$11.10

Total Return (%) (b)(h)	12.69	(c)	11.06	22.71 (d)	(8.44)	19.98	7.04

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (e)	0.35	(f)	0.35	0.35	0.34	0.34	0.34
Ratio of net investment income (loss) to average net assets (%) (g)	1.45	(f)	1.95	2.58	2.06	2.19	2.53
Portfolio turnover rate (%)	41	(c)	73	57	32	43	59
Net assets, end of period (in millions)	$39.6		$36.0	$34.8	$29.9	$34.8	$29.1

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.51		$12.09	$10.78	$12.78	$11.03	$11.29

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.08		0.19	0.27	0.22	0.23	0.25
Net realized and unrealized gain (loss)	1.49		0.96	2.06	(1.23)	1.90	0.48

Total income (loss) from investment operations	1.57		1.15	2.33	(1.01)	2.13	0.73

Less Distributions
Distributions from net investment income	(0.20)		(0.28)	(0.24)	(0.26)	(0.25)	(0.25)
Distributions from net realized capital gains	(0.73)		(0.45)	(0.78)	(0.73)	(0.13)	(0.74)

Total distributions	(0.93)		(0.73)	(1.02)	(0.99)	(0.38)	(0.99)

Net Asset Value, End of Period	$13.15		$12.51	$12.09	$10.78	$12.78	$11.03

Total Return (%) (b)(h)	12.55	(c)	10.75	22.44	(8.75)	19.64	6.88

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (e)	0.60	(f)	0.60	0.60	0.59	0.59	0.59
Ratio of net investment income (loss) to average net assets (%) (g)	1.18	(f)	1.69	2.30	1.79	1.91	2.23
Portfolio turnover rate (%)	41	(c)	73	57	32	43	59
Net assets, end of period (in millions)	$874.4		$829.5	$830.6	$755.4	$937.0	$868.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.54		$12.12	$10.81	$12.81	$11.05	$11.32

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.09		0.20	0.28	0.24	0.24	0.26
Net realized and unrealized gain (loss)	1.49		0.96	2.06	(1.24)	1.91	0.47

Total income (loss) from investment operations	1.58		1.16	2.34	(1.00)	2.15	0.73

Less Distributions
Distributions from net investment income	(0.21)		(0.29)	(0.25)	(0.27)	(0.26)	(0.26)
Distributions from net realized capital gains	(0.73)		(0.45)	(0.78)	(0.73)	(0.13)	(0.74)

Total distributions	(0.94)		(0.74)	(1.03)	(1.00)	(0.39)	(1.00)

Net Asset Value, End of Period	$13.18		$12.54	$12.12	$10.81	$12.81	$11.05

Total Return (%) (b)(h)	12.62	(c)	10.84	22.53	(8.63)	19.80	6.90

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (e)	0.50	(f)	0.50	0.50	0.49	0.49	0.49
Ratio of net investment income (loss) to average net assets (%) (g)	1.29	(f)	1.79	2.42	1.91	1.99	2.33
Portfolio turnover rate (%)	41	(c)	73	57	32	43	59
Net assets, end of period (in millions)	$8.1		$7.7	$7.6	$6.8	$7.9	$7.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(f)	Computed on an annualized basis.
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.
(h)	During 2021, 0.08% of the Portfolio’s total return for Class A, Class B and Class E, respectively, consists of a voluntary reimbursement by the subadviser (See Note 5 of the Notes to Financial Statements). Excluding this item, total return would have been 12.61%, 12.47%, and 12.54% for Class A, Class B and Class E, respectively.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is SSGA Growth ETF Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, Standard and Poors Depositary Receipts (SPDRs®) of the S&P 500® ETF Trust, series of the Select Sector SPDR Trust, SPDR Series Trust, SPDR Index Shares Funds, iShares® Trust, iShares®, Inc., and Vanguard ETFsTM of the Vanguard® Index Funds.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. The NAV of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy

Investments in registered open-end management investment companies are valued at reported NAV per share and are categorized as Level 1 within the fair value hierarchy.

BHFTI-12

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying ETFs are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $107,485,480, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and

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Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Mutual Funds in the Portfolio’s Schedule of Investments as of June 30, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Portfolio undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most

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Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and the Underlying ETFs in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$359,070,514	$0	$377,568,198

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$1,417,545	0.330%	First $500 million
	0.300%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. SSGA Funds Management, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

During the period ended June 30, 2021, the Subadviser voluntarily reimbursed the Portfolio for underperformance that occurred as a result of an operational error. The error did not result in a breach of regulatory or investment guidelines for the Portfolio. This reimbursement is reflected as net increase from payments by affiliates in the Statement of Operations.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an

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Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2021 is as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2021	Income earned from affiliates during the period	Number of shares held at June 30, 2021
Communication Services Select Sector SPDR Fund	$8,654,512	$36,185,159	$(46,399,089)	$2,216,714	$(657,296)	$—	$32,394	—
Consumer Discretionary Select Sector SPDR Fund	17,678,243	1,005,835	(20,582,530)	2,259,340	(360,888)	—	29,144	—
Consumer Staples Select Sector SPDR Fund	17,169,263	868,764	(17,618,754)	1,520,586	(1,939,859)	—	—	—
Energy Select Sector SPDR Fund	—	27,422,995	(19,917,528)	1,789,104	(352,313)	8,942,258	88,027	165,997
Financial Select Sector SPDR Fund	—	17,954,390	(19,444,759)	1,490,369	—	—	—	—
Industrial Select Sector SPDR Fund	—	9,207,440	—	—	(145,757)	9,061,683	27,816	88,493
Materials Select Sector SPDR Fund	8,732,044	18,540,077	(8,910,624)	270,183	(1,069,442)	17,562,238	74,382	213,367
SPDR Bloomberg Barclays High Yield Bond ETF	43,533,731	6,516,518	(22,289,902)	762,441	(442,853)	28,079,935	871,424	255,365
SPDR S&P 500 ETF Trust	311,670,107	28,269,326	(54,618,622)	27,319,877	15,761,379	328,402,067	2,078,231	767,187
SPDR S&P International Small Cap ETF	26,796,128	—	(1,880,993)	395,249	1,987,481	27,297,865	262,345	706,101
Technology Select Sector SPDR Fund	—	19,028,033	(1,076,726)	99,196	2,009,994	20,060,497	72,544	135,856

	$434,234,028	$164,998,537	$(212,739,527)	$38,123,059	$14,790,446	$439,406,543	$3,536,307

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$988,713,711

Gross unrealized appreciation	203,754,442
Gross unrealized depreciation	(5,198,864)

Net unrealized appreciation (depreciation)	$198,555,578

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Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$19,242,453	$19,711,243	$31,297,787	$50,842,740	$50,540,240	$70,553,983

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$18,510,935	$42,086,919	$153,794,010	$—	$214,391,864

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

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Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

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Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A, B, and E shares of the T. Rowe Price Large Cap Value Portfolio returned 18.20%, 18.06%, and 18.09%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index¹, returned 17.05%.

MARKET ENVIRONMENT / CONDITIONS

Stocks recorded solid gains in the first quarter, with mid- and small-caps outperforming large-caps, while value stocks outpaced growth shares. The passage of the $1.9 trillion American Rescue Plan Act fueled growth hopes but also worries about potential inflation, driving a sharp rise in bond yields that periodically weighed on sentiment. Many states began to reopen in some capacity as the third wave of the COVID-19 cases abated amid an accelerated vaccine rollout.

In the second quarter, stocks again recorded strong gains, but large-caps and growth shares reasserted their market leadership. Fiscal stimulus and ongoing vaccinations propelled a robust economic recovery. First-quarter gross domestic product expanded at an annualized rate of 6.4%, and many economists were predicting the fastest full-year growth since 1984. However, inflation pressures grew over the six-month period, and core (excluding food and energy) consumer prices jumped the most they have in nearly four decades.

Stocks in developed non-U.S. equity markets advanced but underperformed U.S. large-cap equities, while stocks in emerging markets underperformed equities in developed markets. In the fixed income universe, longer-term Treasury yields rose sharply in the first quarter due to inflation concerns but trended lower during the second quarter as inflation expectations began to wane later in the period. Nevertheless, they still finished significantly higher than they were at the end of 2020 and became a headwind for many fixed income investors. Domestic bonds produced negative returns during the period. However, high yield bonds, which are less sensitive to interest rate changes, produced solid results, and investment-grade corporate bonds also performed well amid solid corporate fundamentals.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio posted positive returns for the six months ended June 30, 2021, outperforming its benchmark, the Russell 1000 Value Index. Overall, stock selection fueled relative performance.

The Financials sector was the largest contributor for the period, driven by positive stock selection like Wells Fargo. Wells Fargo ended the period higher, benefiting from rising interest rates, consumer credit resilience, and the Federal Reserve clearing banks to resume returning capital to shareholders.

An underweight allocation coupled with stock choices in the Communication Services sector also added to the positive relative performance, driven by News Corp. News Corp., a collection of mostly iconic assets with durable growth profiles including Dow Jones, advanced early in the period following a solid quarterly earnings report, driven by strong performances across multiple segments. Reported financials were strong later in the period as well, but shares remained range-bound for much of the second quarter. The company continued to show consistent subscriber growth, a factor we felt the market was undervaluing until recently.

The Materials sector also drove outperformance due to stock selection. International Paper, a leading producer of fiber-based packaging, pulp, and paper, contributed to the Portfolio’s relative performance over the period, stemming from reported earnings exceeding consensus estimates and continued growth in per-day box shipments.

Conversely, the Health Care sector was the largest detractor from relative performance driven by stock selection. Shares of Hologic fell over the period, weighing on performance. Early in the period, shares lagged due to demand uncertainty for pandemic-impacted elective procedures and limited hospital capacity. During the second quarter, shares trailed as reported financial results fell short of consensus estimates, impacted by a falloff in revenue from COVID-19 testing.

An overweight allocation coupled with security selection in the Utilities sector also hindered relative performance. Edison International ended the period lower, underperforming its peers, as investors worried about potential future liability associated with the upcoming wildfire season amid California’s recent drought and high-temperature conditions.

At the end of the period, relative to the benchmark, the Portfolio’s largest underweight was in the Communication Services sector. It was also underweight to the Consumer Discretionary, Health Care, Real Estate, and Consumer Staples sectors. On the contrary, the most significant overweight was in the Financials sector. The Portfolio also had an overweight position in the Utilities, Information Technology, Materials, Energy, and Industrials sectors. Portfolio

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Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*—(Continued)

positioning decisions are driven primarily by bottom-up stock selection informed by rigorous internal research at the individual company level.

Heather K. McPherson

John D. Linehan

Mark S. Finn

Portfolio Managers

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

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Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year	Since Inception[1]
T. Rowe Price Large Cap Value Portfolio
Class A	18.20	49.15	12.73	12.05	—
Class B	18.06	48.79	12.45	11.77	—
Class E	18.09	48.90	12.56	—	10.25
Russell 1000 Value Index	17.05	43.68	11.88	11.61	—

1 Inception dates of the Class A, Class B and Class E shares are 12/11/1989, 3/22/2001 and 4/23/2014, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
Wells Fargo & Co.	3.6
General Electric Co.	3.5
United Parcel Service, Inc. - Class B	2.9
American International Group, Inc.	2.8
International Paper Co.	2.4
Microsoft Corp.	2.3
Southern Co. (The)	2.3
Morgan Stanley	2.3
TotalEnergies SE (ADR)	2.2
Chubb, Ltd.	2.1

Top Sectors

% of Net Assets
Financials	23.1
Health Care	15.6
Industrials	12.2
Information Technology	11.9
Utilities	7.1
Consumer Staples	6.8
Energy	6.1
Materials	4.8
Communication Services	4.7
Consumer Discretionary	3.6

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Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.51%	$1,000.00	$1,182.00	$2.76
	Hypothetical*	0.51%	$1,000.00	$1,022.27	$2.56

Class B (a)	Actual	0.76%	$1,000.00	$1,180.60	$4.11
	Hypothetical*	0.76%	$1,000.00	$1,021.03	$3.81

Class E (a)	Actual	0.66%	$1,000.00	$1,180.90	$3.57
	Hypothetical*	0.66%	$1,000.00	$1,021.52	$3.31

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—98.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.7%
Boeing Co. (The) (a) (b)	97,926	$23,459,153

Air Freight & Logistics—2.9%
United Parcel Service, Inc. - Class B	462,691	96,225,847

Airlines—0.8%
Southwest Airlines Co. (b)	469,366	24,918,641

Auto Components—1.2%
Magna International, Inc.	408,349	37,829,451

Banks—9.5%
Bank of America Corp.	1,352,448	55,761,431
Fifth Third Bancorp	1,411,574	53,964,474
Huntington Bancshares, Inc.	713,000	10,174,510
JPMorgan Chase & Co.	309,420	48,127,187
Signature Bank	112,704	27,685,738
Wells Fargo & Co.	2,608,964	118,159,979

		313,873,319

Beverages—0.8%
Coca-Cola Co. (The)	471,300	25,502,043

Biotechnology—1.8%
AbbVie, Inc.	406,412	45,778,248
Gilead Sciences, Inc.	187,625	12,919,857

		58,698,105

Building Products—0.2%
Fortune Brands Home & Security, Inc.	74,639	7,434,791

Capital Markets—5.2%
Charles Schwab Corp. (The)	784,894	57,148,132
Goldman Sachs Group, Inc. (The)	86,773	32,932,957
Morgan Stanley	811,244	74,382,962
State Street Corp.	60,047	4,940,667

		169,404,718

Chemicals—2.4%
CF Industries Holdings, Inc.	808,983	41,622,175
International Flavors & Fragrances, Inc.	259,007	38,695,646

		80,317,821

Commercial Services & Supplies—0.5%
Stericycle, Inc. (a) (b)	208,025	14,884,189

Communications Equipment—1.0%
Cisco Systems, Inc.	599,604	31,779,012

Consumer Finance—0.5%
Capital One Financial Corp.	108,355	16,761,435

Containers & Packaging—2.4%
International Paper Co.	1,286,250	78,859,988

Diversified Financial Services—1.4%
Equitable Holdings, Inc.	1,560,123	47,505,745

Electric Utilities—4.4%
Edison International	273,617	15,820,535
Entergy Corp.	238,000	23,728,600
NextEra Energy, Inc.	426,382	31,245,273
Southern Co. (The)	1,234,403	74,693,725

		145,488,133

Electrical Equipment—0.7%
Rockwell Automation, Inc. (a)	79,425	22,717,139

Electronic Equipment, Instruments & Components—0.8%
TE Connectivity, Ltd.	204,259	27,617,859

Entertainment—1.1%
Walt Disney Co. (The) (b)	204,880	36,011,758

Equity Real Estate Investment Trusts—3.1%
AvalonBay Communities, Inc. (a)	109,533	22,858,442
Welltower, Inc. (a)	331,635	27,558,869
Weyerhaeuser Co. (a)	1,499,751	51,621,429

		102,038,740

Food & Staples Retailing—0.9%
Walmart, Inc.	212,169	29,920,072

Food Products—2.9%
Bunge, Ltd.	307,387	24,022,294
Conagra Brands, Inc.	828,161	30,128,497
Tyson Foods, Inc. - Class A	553,465	40,823,579

		94,974,370

Health Care Equipment & Supplies—5.1%
Becton Dickinson & Co.	191,406	46,548,025
Hologic, Inc. (b)	372,177	24,831,650
Medtronic plc	486,968	60,447,338
Zimmer Biomet Holdings, Inc.	217,011	34,899,709

		166,726,722

Health Care Providers & Services—3.0%
Anthem, Inc.	125,900	48,068,620
Cigna Corp.	43,699	10,359,722
CVS Health Corp.	472,252	39,404,707

		97,833,049

Hotels, Restaurants & Leisure—0.6%
Las Vegas Sands Corp. (b)	400,468	21,100,659

Household Products—0.9%
Kimberly-Clark Corp.	215,213	28,791,195

Industrial Conglomerates—3.5%
General Electric Co.	8,484,181	114,197,076

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—6.4%
American International Group, Inc.	1,942,071	$92,442,580
Chubb, Ltd.	437,629	69,556,753
Hartford Financial Services Group, Inc. (The)	198,331	12,290,572
Marsh & McLennan Cos., Inc.	267,356	37,611,642

		211,901,547

Interactive Media & Services—0.8%
Alphabet, Inc. - Class C (b)	10,300	25,815,096

IT Services—0.6%
Fiserv, Inc. (b)	196,000	20,950,440

Life Sciences Tools & Services—0.7%
Thermo Fisher Scientific, Inc.	45,075	22,738,985

Machinery—2.4%
Caterpillar, Inc.	130,000	28,291,900
Cummins, Inc.	104,100	25,380,621
Illinois Tool Works, Inc.	119,695	26,759,014

		80,431,535

Media—2.8%
Comcast Corp. - Class A	812,719	46,341,237
Fox Corp. - Class B	533,940	18,794,688
News Corp. - Class A	1,105,850	28,497,755

		93,633,680

Multi-Utilities—2.2%
Ameren Corp. (a)	376,222	30,112,809
Sempra Energy	309,501	41,002,692

		71,115,501

Multiline Retail—0.5%
Kohl’s Corp. (a)	310,272	17,099,090

Oil, Gas & Consumable Fuels—6.1%
ConocoPhillips	695,417	42,350,895
Exxon Mobil Corp.	628,531	39,647,736
Pioneer Natural Resources Co. (a)	120,958	19,658,094
TC Energy Corp.	528,438	26,168,250
TotalEnergies SE (ADR) (a)	1,583,562	71,672,016

		199,496,991

Pharmaceuticals—4.8%
Elanco Animal Health, Inc. (b)	868,013	30,111,371
Johnson & Johnson	302,457	49,826,766
Merck & Co., Inc.	389,912	30,323,456
Perrigo Co. plc	415,382	19,045,265
Pfizer, Inc.	723,408	28,328,657

		157,635,515

Professional Services—0.5%
Nielsen Holdings plc	682,474	16,836,634

Semiconductors & Semiconductor Equipment—6.3%
Applied Materials, Inc.	485,336	69,111,847
NXP Semiconductors NV	130,618	26,870,735
QUALCOMM, Inc.	427,495	61,101,860
Texas Instruments, Inc.	257,493	49,515,904

		206,600,346

Software—3.2%
Citrix Systems, Inc.	244,000	28,613,880
Microsoft Corp.	284,048	76,948,603

		105,562,483

Specialty Retail—1.3%
TJX Cos., Inc. (The)	643,000	43,351,060

Tobacco—1.4%
Philip Morris International, Inc.	464,036	45,990,608

Total Common Stocks (Cost $2,370,331,764)		3,234,030,541

Convertible Preferred Stocks—0.7%

Electric Utilities—0.3%
Southern Co. (The) 6.750%, 08/01/22 (a)	211,505	10,708,498

Health Care Equipment & Supplies—0.2%
Becton Dickinson and Co. 6.000%, 06/01/23 (a)	137,731	7,369,986

Multi-Utilities—0.2%
Sempra Energy 6.750%, 07/15/21	45,416	4,485,738

Pharmaceuticals—0.0%
Elanco Animal Health, Inc. 5.000%, 02/01/23 (a)	19,833	1,064,239

Total Convertible Preferred Stocks (Cost $23,022,522)		23,628,461

Short-Term Investment—1.0%

Mutual Funds—1.0%
T. Rowe Price Treasury Reserve Fund (c)	31,649,575	31,649,575

Total Short-Term Investments (Cost $31,649,575)		31,649,575

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (d)—3.4%

Security Description	Principal Amount*	Value

Certificates of Deposit—0.5%
Agricultural Bank of China 0.100%, 07/01/21	500,000	$499,999
Industrial & Commercial Bank of China Ltd. 0.110%, 07/22/21	2,000,000	1,999,914
Mitsubishi UFJ Trust and Banking Corp. (London)
Zero Coupon, 08/11/21	999,566	999,840
Zero Coupon, 09/07/21	999,668	999,730
Rabobank International London 0.266%, 3M LIBOR + 0.080%, 07/30/21 (e)	1,000,000	1,000,150
Sumitomo Mitsui Banking Corp. 0.156%, 1M LIBOR + 0.060%, 12/17/21 (e)	3,500,000	3,499,993
Svenska Handelsbanken AB 0.145%, 3M LIBOR + 0.020%, 09/17/21 (e)	4,000,000	4,000,080
Toronto-Dominion Bank 0.330%, 3M LIBOR + 0.130%, 07/02/21 (e)	5,000,000	5,000,040

		17,999,746

Repurchase Agreements—1.8%
Barclays Bank plc Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $2,800,016; collateralized by various Common Stock with an aggregate market value of $3,111,350.	2,800,000	2,800,000
BofA Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $7,430,781; collateralized by U.S. Treasury Bond at 2.875%, maturing 05/15/49, and an aggregate market value of $7,579,387.	7,430,771	7,430,771
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $2,501,045; collateralized by U.S. Treasury Obligations at 2.000%, maturing 11/30/22, and various Common Stock with an aggregate market value of $2,745,569.	2,500,000	2,500,000
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $10,004,180; collateralized by U.S. Treasury Obligations at 0.125%, maturing 05/31/23, and various Common Stock with an aggregate market value of $10,995,278.	10,000,000	10,000,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $300,001; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $306,000.	300,000	300,000
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $2,100,006; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $2,142,863.	2,100,000	2,100,000

Repurchase Agreements—(Continued)
ING Financial Markets LLC Repurchase Agreement dated 06/30/21 at 0.040%, due on 07/01/21 with a maturity value of $8,319,692; collateralized by U.S. Government Agency Obligations with rates ranging from 0.055% - 6.625%, maturity dates ranging from 10/12/21 - 01/04/35, and an aggregate market value of $8,486,104.	8,319,683	8,319,683
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $5,000,204; collateralized by various Common Stock with an aggregate market value of $5,555,588.	5,000,000	5,000,000
Natwest Market Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $15,000,021; collateralized by U.S. Treasury Obligations with rates ranging from 1.250% - 8.125%, maturity dates ranging from 08/15/21 - 05/15/51, and an aggregate market value of $15,300,021.	15,000,000	15,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/21 at 0.260%, due on 07/07/21 with a maturity value of $3,000,152; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 3.875%, maturity dates ranging from 12/31/23 - 04/15/29, and various Common Stock with an aggregate market value of $3,333,922.	3,000,000	3,000,000
Societe Generale Repurchase Agreement dated 06/30/21 at 0.185%, due on 07/01/21 with a maturity value of $1,500,008; collateralized by various Common Stock with an aggregate market value of $1,666,720.	1,500,000	1,500,000

		57,950,454

Time Deposits—0.3%
DZ Bank AG 0.040%, 07/01/21	4,000,000	4,000,000
Landesbank Baden-Wuettertemberg (London)
0.130%, 07/01/21	500,000	500,000
0.130%, 07/01/21	2,000,000	2,000,000
National Bank of Canada 0.130%, OBFR + 0.050%, 07/07/21 (e)	3,000,000	3,000,000

		9,500,000

Mutual Funds—0.8%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (f)	6,000,000	6,000,000
Goldman Sachs Financial Square Government Fund, Institutional shares 0.020% (f)	10,000,000	10,000,000

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (d)—(Continued)

Security Description	Shares	Value

Mutual Funds—(Continued)
STIT-Government & Agency Portfolio, Institutional Class 0.030% (f)	10,000,000	$10,000,000

		26,000,000

Total Securities Lending Reinvestments (Cost $111,450,015)		111,450,200

Total Investments—103.4% (Cost $2,536,453,876)		3,400,758,777
Other assets and liabilities (net)—(3.4)%		(110,916,839)

Net Assets—100.0%		$3,289,841,938

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $109,416,294 and the collateral received consisted of cash in the amount of $111,449,688. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(e)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(f)	The rate shown represents the annualized seven-day yield as of June 30, 2021.

Glossary of Abbreviations

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$3,234,030,541	$—	$—	$3,234,030,541
Total Convertible Preferred Stocks*	23,628,461	—	—	23,628,461
Total Short-Term Investment*	31,649,575	—	—	31,649,575
Securities Lending Reinvestments
Certificates of Deposit	—	17,999,746	—	17,999,746
Repurchase Agreements	—	57,950,454	—	57,950,454
Time Deposits	—	9,500,000	—	9,500,000
Mutual Funds	26,000,000	—	—	26,000,000
Total Securities Lending Reinvestments	26,000,000	85,450,200	—	111,450,200
Total Investments	$3,315,308,577	$85,450,200	$—	$3,400,758,777

Collateral for Securities Loaned (Liability)	$—	$(111,449,688)	$—	$(111,449,688)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$3,369,109,202
Affiliated investments at value (c)	31,649,575
Cash	1,700,000
Receivable for:
Investments sold	11,109,736
Fund shares sold	192,208
Dividends	4,992,216
Dividends on affiliated investments	528

Total Assets	3,418,753,465
Liabilities
Collateral for securities loaned	111,449,688
Payables for:
Investments purchased	14,967,583
Fund shares redeemed	456,217
Accrued Expenses:
Management fees	1,334,817
Distribution and service fees	263,901
Deferred trustees’ fees	182,883
Other expenses	256,438

Total Liabilities	128,911,527

Net Assets	$3,289,841,938

Net Assets Consist of:
Paid in surplus	$2,216,426,652
Distributable earnings (Accumulated losses)	1,073,415,286

Net Assets	$3,289,841,938

Net Assets
Class A	$1,865,841,016
Class B	1,049,487,355
Class E	374,513,567
Capital Shares Outstanding*
Class A	56,046,935
Class B	31,843,073
Class E	11,310,413
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$33.29
Class B	32.96
Class E	33.11

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,504,804,301.
(b)	Includes securities loaned at value of $109,416,294.
(c)	Identified cost of affiliated investments was $31,649,575.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends (a)	$35,788,966
Dividends from affiliated investments	3,733
Securities lending income	301,161

Total investment income	36,093,860
Expenses
Management fees	9,401,005
Administration fees	59,655
Custodian and accounting fees	66,936
Distribution and service fees—Class B	1,266,708
Distribution and service fees—Class E	275,597
Audit and tax services	22,259
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	46,878
Insurance	9,663
Miscellaneous	17,339

Total expenses	11,217,440
Less management fee waiver	(1,323,311)

Net expenses	9,894,129

Net Investment Income	26,199,731

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	197,851,107
Foreign currency transactions	7,983

Net realized gain (loss)	197,859,090

Net change in unrealized appreciation (depreciation) on:
Investments	328,429,479
Foreign currency transactions	(1,467)

Net change in unrealized appreciation (depreciation)	328,428,012

Net realized and unrealized gain (loss)	526,287,102

Net Increase (Decrease) in Net Assets From Operations	$552,486,833

(a)	Net of foreign withholding taxes of $493,863.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$26,199,731	$65,468,695
Net realized gain (loss)	197,859,090	2,595,424
Net change in unrealized appreciation (depreciation)	328,428,012	38,509,517

Increase (decrease) in net assets from operations	552,486,833	106,573,636

From Distributions to Shareholders
Class A	(39,677,794)	(168,355,866)
Class B	(20,601,813)	(83,768,546)
Class E	(7,578,725)	(31,211,350)

Total distributions	(67,858,332)	(283,335,762)

Increase (decrease) in net assets from capital share transactions	(349,381,405)	195,122,063

Total increase (decrease) in net assets	135,247,096	18,359,937

Net Assets
Beginning of period	3,154,594,842	3,136,234,905

End of period	$3,289,841,938	$3,154,594,842

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	131,117	$4,360,331	2,798,087	$66,583,730
Reinvestments	1,182,647	39,677,794	7,307,112	168,355,866
Redemptions	(10,325,686)	(336,497,647)	(3,505,476)	(93,957,989)

Net increase (decrease)	(9,011,922)	$(292,459,522)	6,599,723	$140,981,607

Class B
Sales	1,524,614	$49,378,703	3,112,046	$75,517,304
Reinvestments	620,162	20,601,813	3,669,231	83,768,546
Redemptions	(3,291,754)	(104,929,474)	(4,130,498)	(106,219,487)

Net increase (decrease)	(1,146,978)	$(34,948,958)	2,650,779	$53,066,363

Class E
Sales	595,538	$20,040,115	535,225	$12,966,917
Reinvestments	227,112	7,578,725	1,361,752	31,211,350
Redemptions	(1,514,191)	(49,591,765)	(1,676,044)	(43,104,174)

Net increase (decrease)	(691,541)	$(21,972,925)	220,933	$1,074,093

Increase (decrease) derived from capital shares transactions		$(349,381,405)		$195,122,063

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$28.77		$31.29	$28.64	$35.45	$33.81	$34.09

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.27		0.64	0.74	0.71	0.69	0.82
Net realized and unrealized gain (loss)	4.97		(0.35)	6.42	(3.50)	4.78	4.08

Total income (loss) from investment operations	5.24		0.29	7.16	(2.79)	5.47	4.90

Less Distributions
Distributions from net investment income	(0.68)		(0.71)	(0.75)	(0.71)	(0.80)	(1.08)
Distributions from net realized capital gains	(0.04)		(2.10)	(3.76)	(3.31)	(3.03)	(4.10)

Total distributions	(0.72)		(2.81)	(4.51)	(4.02)	(3.83)	(5.18)

Net Asset Value, End of Period	$33.29		$28.77	$31.29	$28.64	$35.45	$33.81

Total Return (%) (b)	18.20	(c)	3.15	26.81	(8.95)	17.27	16.20

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	(d)	0.59	0.59	0.59	0.59	0.59
Net ratio of expenses to average net assets (%) (e) (f)	0.51	(d)	0.52	0.52	0.54	0.54	0.56
Ratio of net investment income (loss) to average net assets (%)	1.68	(d)	2.48	2.44	2.12	2.02	2.51
Portfolio turnover rate (%)	8	(c)	30	19	20	32	27
Net assets, end of period (in millions)	$1,865.8		$1,871.9	$1,829.4	$1,654.3	$2,224.4	$1,882.7

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$28.47		$30.99	$28.39	$35.16	$33.57	$33.86

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.23		0.57	0.66	0.62	0.60	0.74
Net realized and unrealized gain (loss)	4.92		(0.35)	6.37	(3.46)	4.74	4.05

Total income (loss) from investment operations	5.15		0.22	7.03	(2.84)	5.34	4.79

Less Distributions
Distributions from net investment income	(0.62)		(0.64)	(0.67)	(0.62)	(0.72)	(0.98)
Distributions from net realized capital gains	(0.04)		(2.10)	(3.76)	(3.31)	(3.03)	(4.10)

Total distributions	(0.66)		(2.74)	(4.43)	(3.93)	(3.75)	(5.08)

Net Asset Value, End of Period	$32.96		$28.47	$30.99	$28.39	$35.16	$33.57

Total Return (%) (b)	18.06	(c)	2.87	26.52	(9.16)	16.95	15.94

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	(d)	0.84	0.84	0.84	0.84	0.84
Net ratio of expenses to average net assets (%) (e) (f)	0.76	(d)	0.77	0.77	0.79	0.79	0.81
Ratio of net investment income (loss) to average net assets (%)	1.44	(d)	2.23	2.19	1.89	1.77	2.26
Portfolio turnover rate (%)	8	(c)	30	19	20	32	27
Net assets, end of period (in millions)	$1,049.5		$939.3	$940.1	$819.3	$1,000.3	$967.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$28.61		$31.12	$28.50	$35.28	$33.67	$33.95

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.24		0.60	0.69	0.66	0.64	0.77
Net realized and unrealized gain (loss)	4.94		(0.35)	6.39	(3.48)	4.75	4.07

Total income (loss) from investment operations	5.18		0.25	7.08	(2.82)	5.39	4.84

Less Distributions
Distributions from net investment income	(0.64)		(0.66)	(0.70)	(0.65)	(0.75)	(1.02)
Distributions from net realized capital gains	(0.04)		(2.10)	(3.76)	(3.31)	(3.03)	(4.10)

Total distributions	(0.68)		(2.76)	(4.46)	(3.96)	(3.78)	(5.12)

Net Asset Value, End of Period	$33.11		$28.61	$31.12	$28.50	$35.28	$33.67

Total Return (%) (b)	18.09	(c)	3.00	26.62	(9.06)	17.07	16.06

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	(d)	0.74	0.74	0.74	0.74	0.74
Net ratio of expenses to average net assets (%) (e) (f)	0.66	(d)	0.67	0.67	0.69	0.69	0.71
Ratio of net investment income (loss) to average net assets (%)	1.54	(d)	2.33	2.29	1.98	1.87	2.36
Portfolio turnover rate (%)	8	(c)	30	19	20	32	27
Net assets, end of period (in millions)	$374.5		$343.4	$366.7	$334.5	$427.7	$416.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.02% for the six months ended June 30, 2021 and each of the years ended December 31, 2020 through 2016. (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Large Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-14

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization

BHFTI-15

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $57,950,454. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-16

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2021
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(102,727,098)	$—	$—	$—	$(102,727,098)
Convertible Preferred Stocks	(8,722,590)	—	—	—	(8,722,590)
Total Borrowings	$(111,449,688)	$—	$—	$—	$(111,449,688)
Gross amount of recognized liabilities for securities lending transactions					$(111,449,688)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose

BHFTI-17

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$265,525,896	$0	$657,815,003

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.570% of average daily net assets, provided the assets exceed $1 billion. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2021, were $9,401,005.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.055% on all assets when average daily net assets exceed $2 billion to below $3 billion. When average daily net assets exceed $3 billion to below $4 billion, the advisory fees are reduced at the annual rate of 0.060% on all assets.

An identical agreement was in place for the period July 1, 2020 to April 29, 2021. Amounts waived for the six months June 30, 2021 amounted to $989,579 and are included in the total amount shown as management fee waivers in the Statement of Operations.

The Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Brighthouse Funds Trust II (“BHFTII”) in the aggregate exceed $750 million (ii) the Subadviser subadvises three or more portfolios of the Trust and BHFTII in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, the Subadviser will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTII average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts voluntarily waived for the six months ended June 30, 2021 amounted to $333,732 and are included in the total amount shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares

BHFTI-18

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2021 is as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Ending Value as of June 30, 2021	Income earned from affiliates during the period	Number of shares held June 30, 2021
T. Rowe Price Treasury Reserve Fund	$28,066,461	$239,885,153	$(236,302,039)	$31,649,575	$3,733	31,649,575

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$2,550,342,510

Gross unrealized appreciation	899,135,894
Gross unrealized depreciation	(48,719,627)

Net unrealized appreciation (depreciation)	$850,416,267

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$75,501,985	$70,822,349	$207,833,777	$349,791,297	$283,335,762	$420,613,646

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$64,839,618	$2,133,172	$521,987,758	$—	$588,960,548

BHFTI-19

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-20

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-21

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A, B, and E shares of the T. Rowe Price Mid Cap Growth Portfolio returned 9.96%, 9.83%, and 9.84%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index¹, returned 10.44%.

MARKET ENVIRONMENT / CONDITIONS

Stocks recorded solid gains in the first quarter, with mid- and small-caps outperforming large-caps, while value stocks outpaced growth shares. The passage of the $1.9 trillion American Rescue Plan Act fueled growth hopes but also worries about potential inflation, driving a sharp rise in bond yields that periodically weighed on sentiment. Many states began to reopen in some capacity as the third wave of the COVID-19 cases abated amid an accelerated vaccine rollout.

In the second quarter, stocks again recorded strong gains, but large-caps and growth shares reasserted their market leadership. Fiscal stimulus and ongoing vaccinations propelled a robust economic recovery. First-quarter gross domestic product expanded at an annualized rate of 6.4%, and many economists were predicting the fastest full-year growth since 1984. However, inflation pressures grew over the six-month period, and core (excluding food and energy) consumer prices jumped the most they have in nearly four decades.

Stocks in developed non-U.S. equity markets advanced but underperformed U.S. large-cap equities, while stocks in emerging markets underperformed equities in developed markets. In the fixed income universe, longer-term Treasury yields rose sharply in the first quarter due to inflation concerns, but trended lower during the second quarter as inflation expectations began to wane later in the period. Nevertheless, they still finished significantly higher than they were at the end of 2020 and became a headwind for many fixed income investors. Domestic bonds produced negative returns during the period. However, high yield bonds, which are less sensitive to interest rate changes, produced solid results, and investment-grade corporate bonds also performed well amid solid corporate fundamentals.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the six months ended June 30, 2021, the Portfolio performed in line with the Russell Midcap Growth Index. Stock selection was the primary driver for the Portfolio’s underperformance, while sector allocation offset most of the negative impact.

Stock selection within Health Care was the primary detractor from relative performance. Shares of diagnostic testing and medical supply company Hologic lost ground over the period as investors reacted to slowing COVID-19 testing sales and lower projected sales announced in quarterly earnings. Medical device manufacturer Teleflex lagged over the period as well. Resurgent COVID-19 cases in early 2021 impacted elective medical procedures, and disappointing volumes in key growth driver UroLift weighed on Teleflex shares.

Poor stock selection in the Industrials sector hindered relative returns. Shares of solar tracking company Array Technologies tumbled over the period after a disappointing earnings miss, steel and freight cost pressures, and management’s withdrawal of prior guidance. Though we believe elevated steel and freight costs will be transitory, we remain concerned about margin pressure and the durability of Array’s competitive moat in the face of new market entrants and we reduced the Portfolio’s position in Array Technologies.

Conversely, stock selection within Information Technology and an underweight allocation aided relative performance. Not holding several expensive software names that lost meaningful ground over the period proved beneficial. Additionally, our holdings in semiconductors and semiconductor equipment added value. Skyworks Solutions delivered strong performance over the period. Skyworks Solutions is a high-quality player in the 5G space with a strong balance sheet, led by a management team with a strong history of solid execution. Despite recent strength, the company continues to trade at a very reasonable valuation.

Stock selection in Financials was also strong, with shares of New York private equity manager KKR meaningfully outperforming over the period. The company continues to benefit from a compelling environment for investment activity and capital raises. The company deployed record capital in the fourth quarter of 2020 and announced unexpectedly strong intra-quarter monetization income in late June of 2021. We expect the upcoming acquisition of insurance platform Global Atlantic to improve KKR’s recurring management fee profile and earnings growth.

As of June 30, 2021, the Portfolio’s largest overweight relative to the benchmark was Health Care. The Portfolio was also overweight in Materials, Industrials, Financials and Utilities sectors. The Portfolio was broadly in line with the benchmark’s weighting in Consumer Staples. The largest underweight was Information Technology. The Portfolio was also underweight relative to the benchmark in Communication Services, Real Estate, Energy and Consumer

BHFTI-1

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*—(Continued)

Discretionary sectors. Sector and industry weightings are a residual of the Portfolio’s bottom-up stock selection process.

Brian W. H. Berghuis

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
T. Rowe Price Mid Cap Growth Portfolio
Class A	9.96	39.32	18.20	15.05
Class B	9.83	38.83	17.89	14.76
Class E	9.84	39.07	18.01	14.88
Russell Midcap Growth Index	10.44	43.77	20.53	15.13

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
Hologic, Inc.	2.3
Microchip Technology, Inc.	2.2
Teleflex, Inc.	2.2
Agilent Technologies, Inc.	2.1
Textron, Inc.	2.1
Catalent, Inc.	2.0
Ball Corp.	1.9
Bruker Corp.	1.8
Ingersoll Rand, Inc.	1.7
Burlington Stores, Inc.	1.7

Top Sectors

% of Net Assets
Health Care	25.7
Information Technology	19.6
Industrials	16.9
Consumer Discretionary	15.8
Financials	6.5
Materials	5.4
Communication Services	4.2
Consumer Staples	2.1
Utilities	1.3
Energy	0.2

BHFTI-3

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.73%	$1,000.00	$1,099.60	$3.80
	Hypothetical*	0.73%	$1,000.00	$1,021.18	$3.66

Class B (a)	Actual	0.98%	$1,000.00	$1,098.30	$5.10
	Hypothetical*	0.98%	$1,000.00	$1,019.94	$4.91

Class E (a)	Actual	0.88%	$1,000.00	$1,098.40	$4.58
	Hypothetical*	0.88%	$1,000.00	$1,020.43	$4.41

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—95.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.7%
BWX Technologies, Inc.	186,000	$10,810,320
Textron, Inc.	529,000	36,379,330

		47,189,650

Airlines—1.0%
Alaska Air Group, Inc. (a)	132,000	7,960,920
Southwest Airlines Co. (a)	179,000	9,503,110

		17,464,030

Auto Components—1.1%
Aptiv plc (a)	120,000	18,879,600

Banks—0.4%
Webster Financial Corp. (b)	133,000	7,094,220

Beverages—0.4%
Boston Beer Co., Inc. (The) - Class A (a) (b)	7,200	7,349,760

Biotechnology—4.6%
Alkermes plc (a)	308,000	7,552,160
Alnylam Pharmaceuticals, Inc. (a) (b)	59,000	10,001,680
Argenx SE (ADR) (a)	28,100	8,460,067
Ascendis Pharma A/S (ADR) (a)	12,000	1,578,600
Exact Sciences Corp. (a) (b)	65,000	8,080,150
Exelixis, Inc. (a) (b)	105,500	1,922,210
Incyte Corp. (a)	152,592	12,837,565
Ionis Pharmaceuticals, Inc. (a) (b)	168,000	6,701,520
Kodiak Sciences, Inc. (a) (b)	13,000	1,209,000
Neurocrine Biosciences, Inc. (a)	65,000	6,325,800
Seagen, Inc. (a)	77,000	12,156,760
Ultragenyx Pharmaceutical, Inc. (a)	45,000	4,290,750

		81,116,262

Capital Markets—3.7%
Cboe Global Markets, Inc.	145,000	17,262,250
KKR & Co., Inc.	308,000	18,245,920
MarketAxess Holdings, Inc.	20,000	9,271,800
Raymond James Financial, Inc.	33,000	4,286,700
Tradeweb Markets, Inc. - Class A (b)	194,000	16,404,640

		65,471,310

Chemicals—0.4%
RPM International, Inc. (b)	87,000	7,715,160

Commercial Services & Supplies—0.5%
Waste Connections, Inc.	69,000	8,240,670

Construction Materials—0.5%
Martin Marietta Materials, Inc. (b)	22,838	8,034,637

Consumer Finance—0.4%
Sofi Technologies, Inc. † (a) (d)	354,243	6,677,635

Containers & Packaging—4.0%
Avery Dennison Corp. (b)	76,000	15,978,240

Containers & Packaging—(Continued)
Ball Corp.	421,000	34,109,420
Packaging Corp. of America	43,000	5,823,060
Sealed Air Corp. (b)	242,000	14,338,500

		70,249,220

Diversified Consumer Services—1.2%
Bright Horizons Family Solutions, Inc. (a) (b)	44,000	6,472,840
Terminix Global Holdings, Inc. (a) (b)	308,000	14,694,680

		21,167,520

Electric Utilities—0.2%
Eversource Energy	43,000	3,450,320

Electrical Equipment—0.2%
Array Technologies, Inc. (a) (b)	68,527	1,069,021
Shoals Technologies Group, Inc. - Class A (a) (b)	86,000	3,053,000

		4,122,021

Electronic Equipment, Instruments & Components—3.4%
Amphenol Corp. - Class A	110,000	7,525,100
Cognex Corp.	52,000	4,370,600
Corning, Inc.	340,000	13,906,000
Keysight Technologies, Inc. (a)	142,000	21,926,220
National Instruments Corp.	274,000	11,584,720

		59,312,640

Entertainment—2.1%
Liberty Media Corp.-Liberty Formula One - Class C (a)	190,000	9,159,900
Playtika Holding Corp. (a)	123,000	2,932,320
Spotify Technology S.A. (a)	49,000	13,503,910
Zynga, Inc. - Class A (a) (b)	1,064,000	11,310,320

		36,906,450

Food & Staples Retailing—1.0%
Casey’s General Stores, Inc. (b)	90,000	17,517,600

Food Products—0.4%
TreeHouse Foods, Inc. (a)	157,000	6,989,640

Health Care Equipment & Supplies—8.8%
Alcon, Inc.	142,000	9,976,920
Cooper Cos., Inc. (The)	70,000	27,738,900
Dentsply Sirona, Inc.	76,000	4,807,760
Hologic, Inc. (a)	594,000	39,631,680
ICU Medical, Inc. (a) (b)	34,000	6,997,200
Ortho Clinical Diagnostics Holdings plc (a) (b)	213,000	4,560,330
Quidel Corp. (a) (b)	83,000	10,633,960
Teleflex, Inc. (b)	95,000	38,170,050
West Pharmaceutical Services, Inc.	33,000	11,850,300

		154,367,100

Health Care Providers & Services—1.3%
Acadia Healthcare Co., Inc. (a)	230,000	14,432,500
agilon health, Inc. (a)	65,151	2,643,176

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
Molina Healthcare, Inc. (a)	23,000	$5,820,380

		22,896,056

Health Care Technology—1.6%
Doximity, Inc. - Class A (a)	33,700	1,961,340
Multiplan Corp. (a) (b)	673,000	6,406,960
Veeva Systems, Inc. - Class A (a)	66,000	20,522,700

		28,891,000

Hotels, Restaurants & Leisure—4.3%
Chipotle Mexican Grill, Inc. (a)	10,000	15,503,400
Domino’s Pizza, Inc.	22,000	10,262,780
DraftKings, Inc. - Class A (a) (b)	112,000	5,843,040
Hilton Worldwide Holdings, Inc. (a) (b)	175,000	21,108,500
MGM Resorts International	247,000	10,534,550
Vail Resorts, Inc. (a) (b)	37,000	11,711,240

		74,963,510

Household Products—0.3%
Reynolds Consumer Products, Inc. (b)	174,000	5,280,900

Industrial Conglomerates—0.9%
Roper Technologies, Inc.	33,000	15,516,600

Insurance—1.8%
Assurant, Inc. (b)	96,000	14,993,280
Axis Capital Holdings, Ltd.	161,000	7,890,610
Bright Health Group, Inc. (a) (b)	78,179	1,341,552
GoHealth, Inc. - Class A (a) (b)	113,000	1,266,730
Kemper Corp. (b)	51,000	3,768,900
Selectquote, Inc. (a) (b)	75,000	1,444,500

		30,705,572

Interactive Media & Services—2.1%
IAC/InterActiveCorp. (a)	55,000	8,479,350
Match Group, Inc. (a)	108,000	17,415,000
Pinterest, Inc. - Class A (a)	67,000	5,289,650
Vimeo, Inc. (a)	121,257	5,941,593

		37,125,593

Internet & Direct Marketing Retail—1.5%
Deliveroo Holdings plc † (a) (d)	1,484,400	5,527,106
Etsy, Inc. (a) (b)	71,000	14,614,640
Farfetch, Ltd. - Class A (a) (b)	111,933	5,636,946

		25,778,692

IT Services—1.7%
Broadridge Financial Solutions, Inc. (b)	43,000	6,945,790
FleetCor Technologies, Inc. (a)	76,400	19,562,984
Jack Henry & Associates, Inc. (b)	21,000	3,433,710
Squarespace, Inc. - Class A (a) (b)	6,071	360,678

		30,303,162

Life Sciences Tools & Services—5.6%
Agilent Technologies, Inc.	251,000	37,100,310
Avantor, Inc. (a)	648,000	23,010,480
Bruker Corp.	426,000	32,367,480
PPD, Inc. (a)	135,991	6,267,825

		98,746,095

Machinery—4.6%
Colfax Corp. (a) (b)	392,000	17,957,520
Fortive Corp.	208,000	14,505,920
IDEX Corp. (b)	85,000	18,704,250
Ingersoll Rand, Inc. (a)	615,000	30,018,150

		81,185,840

Metals & Mining—0.5%
Kirkland Lake Gold, Ltd. (b)	211,000	8,129,830

Multi-Utilities—1.1%
Ameren Corp. (b)	76,000	6,083,040
Sempra Energy (b)	99,000	13,115,520

		19,198,560

Multiline Retail—2.0%
Dollar General Corp.	96,000	20,773,440
Dollar Tree, Inc. (a)	142,000	14,129,000

		34,902,440

Oil, Gas & Consumable Fuels—0.2%
Venture Global LNG, Inc. - Series B † (a) (c) (d)	78	358,027
Venture Global LNG, Inc. - Series C † (a) (c) (d)	540	2,478,649

		2,836,676

Pharmaceuticals—3.6%
Catalent, Inc. (a)	330,000	35,679,600
Elanco Animal Health, Inc. (a)	372,000	12,904,680
Perrigo Co. plc	307,000	14,075,950

		62,660,230

Professional Services—5.6%
Clarivate plc (a)	781,379	21,511,364
CoStar Group, Inc. (a) (b)	210,000	17,392,200
Equifax, Inc.	92,000	22,034,920
Legalzoom.com, Inc	11,578	438,227
Leidos Holdings, Inc.	44,000	4,448,400
TransUnion	191,000	20,973,710
Verisk Analytics, Inc.	63,000	11,007,360

		97,806,181

Road & Rail—1.3%
J.B. Hunt Transport Services, Inc. (b)	140,000	22,813,000

Semiconductors & Semiconductor Equipment—6.8%
Entegris, Inc.	136,000	16,723,920
KLA Corp.	58,000	18,804,180
Lattice Semiconductor Corp. (a) (b)	50,000	2,809,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
Marvell Technology, Inc.	484,000	$28,231,720
Microchip Technology, Inc.	256,000	38,333,440
Skyworks Solutions, Inc.	77,000	14,764,750

		119,667,010

Software—7.7%
Atlassian Corp. plc - Class A (a)	53,900	13,844,754
Bill.com Holdings, Inc. (a) (b)	29,000	5,312,220
Black Knight, Inc. (a)	168,000	13,100,640
Ceridian HCM Holding, Inc. (a) (b)	175,000	16,786,000
Citrix Systems, Inc.	84,000	9,850,680
Clear Secure, Inc. - Class A	23,327	933,080
Confluent, Inc. - Class A (a)	21,352	1,014,220
Crowdstrike Holdings, Inc. - Class A (a) (b)	40,000	10,052,400
DocuSign, Inc. (a) (b)	87,000	24,322,590
Five9, Inc. (a)	25,000	4,584,750
Fortinet Inc (a)	56,000	13,338,640
Ncino, Inc. (a) (b)	45,000	2,696,400
Procore Technologies, Inc. † (a) (d)	14,061	1,223,839
Procore Technologies, Inc. (a) (b)	7,103	674,430
PTC, Inc. (a) (b)	59,000	8,334,340
SentinelOne, Inc. - Class A	29,228	1,242,190
Splunk, Inc. (a) (b)	49,396	7,141,673

		134,452,846

Special Purpose Acquisition Companies—0.2%
Dragoneer Growth Opportunities Corp. † (a) (d)	60,461	541,973
Dragoneer Growth Opportunities Corp. - Class A (a) (b)	56,000	557,760
Gores Holdings V, Inc. † (a) (d)	216,692	1,969,730

		3,069,463

Specialty Retail—3.5%
Burlington Stores, Inc. (a)	92,000	29,623,080
Five Below, Inc. (a)	26,000	5,025,020
O’Reilly Automotive, Inc. (a)	31,000	17,552,510
Ross Stores, Inc. (b)	75,000	9,300,000

		61,500,610

Textiles, Apparel & Luxury Goods—0.6%
JAND, Inc. - Class A † (a) (c) (d)	3,714	91,107
lululemon athletica, Inc. (a) (b)	9,000	3,284,730
VF Corp.	79,000	6,481,160

		9,856,997

Total Common Stocks (Cost $977,836,623)		1,677,602,308

Convertible Preferred Stocks—1.9%

Automobiles—1.6%
Rivian Automotive, Inc.
Series D † (a) (c) (d)	274,442	19,227,407
Series E † (a) (c) (d)	103,567	7,255,904

Automobiles—(Continued)
Sila Nano, Inc. Series F † (a) (c) (d)	43,934	1,813,279

		28,296,590

Commercial Services & Supplies—0.1%
Redwood Materials Inc. Series C † (a) (c) (d)	18,350	869,854

Health Care Providers & Services—0.1%
Caris Life Sciences, Inc. Series D † (a) (c) (d)	156,199	1,265,212

Internet & Direct Marketing Retail—0.0%
Maplebear, Inc. Series I † (a) (c) (d)	3,514	439,250

Real Estate Management & Development—0.1%
WeWork Cos., Inc.
Series D2 † (a) (d)	37,341	319,618
Series D1 † (a) (d)	89,839	768,973

		1,088,591

Software—0.0%
Databricks Group, Ltd. Series G † (a) (c) (d)	3,374	598,439

Textiles, Apparel & Luxury Goods—0.0%
JAND, Inc.
Series AA † (a) (c) (d)	7,692	188,690
Series B † (a) (c) (d)	10	245

		188,935

Total Convertible Preferred Stocks (Cost $11,845,820)		32,746,871

Warrants—0.0%

Special Purpose Acquisition Companies—0.0%
Pershing Square Tontine Holdings, Ltd., Expires 07/24/25 (a) (Cost $117,893)	20,761	130,794

Short-Term Investment—2.6%

Mutual Funds—2.6%
T. Rowe Price Treasury Reserve Fund (e)	44,820,243	44,820,243

Total Short-Term Investments (Cost $44,820,243)		44,820,243

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (f)—7.5%

Security Description	Principal Amount*	Value

Certificates of Deposit—3.0%
Agricultural Bank of China 0.100%, 07/01/21	300,000	$300,000
Bank of Montreal (Chicago) 0.176%, 1M BSBY + 0.120%, 12/01/21 (g)	4,000,000	4,000,050
Bank of Nova Scotia 0.212%, 3M LIBOR + 0.050%, 11/08/21 (g)	3,000,000	2,999,121
Barclays Bank plc 0.100%, 09/09/21	4,000,000	3,999,684
Cooperatieve Rabobank UA 0.228%, 3M LIBOR + 0.040%, 01/11/22 (g)	2,000,000	2,000,580
Credit Industriel et Commercial Zero Coupon, 10/12/21	4,997,780	4,997,950
Industrial & Commercial Bank of China Ltd. 0.110%, 07/22/21	3,000,000	2,999,871
Mizuho Bank, Ltd. 0.200%, 09/14/21	5,000,000	5,000,630
MUFG Bank Ltd. 0.170%, 07/22/21	2,000,000	2,000,060
Natixis S.A. (New York) 0.208%, 3M LIBOR + 0.040%, 02/11/22 (g)	3,000,000	2,999,952
Oversea-Chinese Banking Corp., Ltd. 0.167%, 3M LIBOR + 0.020%, 03/25/22 (g)	2,000,000	2,000,008
Royal Bank of Canada New York 0.240%, 3M LIBOR + 0.040%, 10/05/21 (g)	2,000,000	2,000,354
Sumitomo Mitsui Banking Corp. 0.156%, 1M LIBOR + 0.060%, 12/17/21 (g)	5,000,000	4,999,990
Sumitomo Mitsui Trust Bank (London) Zero Coupon, 09/01/21	1,999,018	1,999,500
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 08/09/21	2,997,968	2,999,550
Svenska Handelsbanken AB
0.145%, 3M LIBOR + 0.020%, 09/17/21 (g)	3,000,000	3,000,060
0.220%, 3M LIBOR + 0.070%, 11/19/21 (g)	1,000,000	1,000,242
Toronto-Dominion Bank 0.267%, 3M LIBOR + 0.070%, 10/08/21 (g)	3,000,000	2,999,734

		52,297,336

Commercial Paper—0.1%
Bedford Row Funding Corp. 0.266%, 3M LIBOR + 0.080%, 10/21/21 (g)	2,000,000	2,000,812

Repurchase Agreements—2.3%
Barclays Bank plc Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $3,800,021; collateralized by various Common Stock with an aggregate market value of $4,222,546.	3,800,000	3,800,000
BofA Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $1,678,492; collateralized by U.S. Treasury Bond at 2.875%, maturing 05/15/49, and an aggregate market value of $1,712,059.	1,678,489	1,678,489

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $6,002,508; collateralized by U.S. Treasury Obligations at 2.000%, maturing 11/30/22, and various Common Stock with an aggregate market value of $6,589,365	6,000,000	6,000,000
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $5,002,090; collateralized by U.S. Treasury Obligations at 0.125%, maturing 05/31/23, and various Common Stock with an aggregate market value of $5,497,639.	5,000,000	5,000,000
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $5,002,090; collateralized by U.S. Treasury Obligations at 0.125%, maturing 05/31/23, and various Common Stock with an aggregate market value of $5,497,639.	5,000,000	5,000,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $800,004; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $816,001.	800,000	800,000
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $5,000,014; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $5,102,055.	5,000,000	5,000,000
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $10,000,408; collateralized by various Common Stock with an aggregate market value of $11,111,176.	10,000,000	10,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $1,500,071; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $1,666,667.	1,500,000	1,500,000
Repurchase Agreement dated 06/30/21 at 0.260%, due on 07/07/21 with a maturity value of $2,500,126; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 3.875%, maturity dates ranging from 12/31/23 - 04/15/29, and various Common Stock with an aggregate market value of $2,778,269.	2,500,000	2,500,000

		41,278,489

Time Deposits — 0.8%
DZ Bank AG 0.040%, 07/01/21	4,000,000	4,000,000
Landesbank Baden-Wuettertemberg (London)
0.130%, 07/01/21	4,000,000	4,000,000
0.130%, 07/01/21	800,000	800,000

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (f)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Time Deposits —(Continued)
National Bank of Canada 0.130%, OBFR + 0.050%, 07/07/21 (g)	5,000,000	$5,000,000

		13,800,000

Mutual Funds — 1.3%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (h)	5,000,000	5,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (h)	5,000,000	5,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (h)	5,000,000	5,000,000
U.S. Government Money Market Fund, Institutional Share 0.010% (h)	3,199,984	3,199,984
Wells Fargo Government Money Market Fund, Select Class 0.030% (h)	5,000,000	5,000,000

		23,199,984

Total Securities Lending Reinvestments (Cost $132,575,379)		132,576,621

Total Investments— 107.8% (Cost $1,167,195,958)		1,887,876,837
Other assets and liabilities (net) — (7.8)%		(137,132,750)

Net Assets — 100.0%		$1,750,744,087

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2021, the market value of restricted securities was $51,614,936, which is 2.9% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $131,275,521 and the collateral received consisted of cash in the amount of $132,573,240 and non-cash collateral with a value of $2,189,412. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2021, these securities represent 2.9% of net assets.
(e)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(f)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(g)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(h)	The rate shown represents the annualized seven-day yield as of June 30, 2021.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Caris Life Sciences, Inc.—Series D	05/11/21	156,199	$1,265,212	$1,265,212
Databricks Group, Ltd.—Series G	02/01/21	3,374	598,439	598,439
Deliveroo Holdings plc	09/12/17-05/16/19	1,484,400	2,635,073	5,527,106
Dragoneer Growth Opportunities Corp.	03/15/21	60,461	604,610	541,973
Gores Holdings V, Inc.	03/15/21	216,692	2,166,920	1,969,730
JAND, Inc.—Class A	11/19/20	3,714	91,300	91,107
JAND, Inc.—Series AA	11/19/20	7,692	188,988	188,690
JAND, Inc.—Series B	11/19/20	10	246	245
Maplebear, Inc.—Series I	02/26/21	3,514	439,250	439,250
Procore Technologies, Inc.	07/15/20	14,061	759,065	1,223,839
Redwood Materials, Inc.—Series C	05/28/21	18,350	869,853	869,853
Rivian Automotive, Inc.—Series D	12/23/19	274,442	2,948,605	19,227,407
Rivian Automotive, Inc.—Series E	07/10/20	103,567	1,604,253	7,255,904
Sila Nano, Inc.—Series F	01/07/21	43,934	1,813,279	1,813,279
Sofi Technologies, Inc.	12/30/20	354,243	3,613,717	6,677,635
Venture Global LNG, Inc.—Series B	03/08/18	78	235,560	358,027
Venture Global LNG, Inc.—Series C	10/16/17-03/08/18	540	1,987,525	2,478,649
WeWork Cos., Inc.—Series D2	12/09/14	37,341	621,771	319,618
WeWork Cos., Inc.—Series D1	12/09/14	89,839	1,495,924	768,973

				$51,614,936

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Glossary of Abbreviations

Index Abbreviations

(BSBY)—	Bloomberg Short-Term Bank Yield Index
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$47,189,650	$—	$—	$47,189,650
Airlines	17,464,030	—	—	17,464,030
Auto Components	18,879,600	—	—	18,879,600
Banks	7,094,220	—	—	7,094,220
Beverages	7,349,760	—	—	7,349,760
Biotechnology	81,116,262	—	—	81,116,262
Capital Markets	65,471,310	—	—	65,471,310
Chemicals	7,715,160	—	—	7,715,160
Commercial Services & Supplies	8,240,670	—	—	8,240,670
Construction Materials	8,034,637	—	—	8,034,637
Consumer Finance	—	6,677,635	—	6,677,635
Containers & Packaging	70,249,220	—	—	70,249,220
Diversified Consumer Services	21,167,520	—	—	21,167,520
Electric Utilities	3,450,320	—	—	3,450,320
Electrical Equipment	4,122,021	—	—	4,122,021
Electronic Equipment, Instruments & Components	59,312,640	—	—	59,312,640
Entertainment	36,906,450	—	—	36,906,450
Food & Staples Retailing	17,517,600	—	—	17,517,600
Food Products	6,989,640	—	—	6,989,640
Health Care Equipment & Supplies	154,367,100	—	—	154,367,100
Health Care Providers & Services	22,896,056	—	—	22,896,056
Health Care Technology	28,891,000	—	—	28,891,000
Hotels, Restaurants & Leisure	74,963,510	—	—	74,963,510
Household Products	5,280,900	—	—	5,280,900
Industrial Conglomerates	15,516,600	—	—	15,516,600
Insurance	30,705,572	—	—	30,705,572
Interactive Media & Services	37,125,593	—	—	37,125,593
Internet & Direct Marketing Retail	20,251,586	5,527,106	—	25,778,692
IT Services	30,303,162	—	—	30,303,162
Life Sciences Tools & Services	98,746,095	—	—	98,746,095
Machinery	81,185,840	—	—	81,185,840
Metals & Mining	8,129,830	—	—	8,129,830
Multi-Utilities	19,198,560	—	—	19,198,560
Multiline Retail	34,902,440	—	—	34,902,440
Oil, Gas & Consumable Fuels	—	—	2,836,676	2,836,676
Pharmaceuticals	62,660,230	—	—	62,660,230
Professional Services	97,806,181	—	—	97,806,181
Road & Rail	22,813,000	—	—	22,813,000
Semiconductors & Semiconductor Equipment	119,667,010	—	—	119,667,010
Software	133,229,007	1,223,839	—	134,452,846

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Special Purpose Acquisition Companies	$557,760	$2,511,703	$—	$3,069,463
Specialty Retail	61,500,610	—	—	61,500,610
Textiles, Apparel & Luxury Goods	9,765,890	—	91,107	9,856,997
Total Common Stocks	1,658,734,242	15,940,283	2,927,783	1,677,602,308
Convertible Preferred Stocks
Automobiles	—	—	28,296,590	28,296,590
Commercial Services & Supplies	—	—	869,854	869,854
Health Care Providers & Services	—	—	1,265,212	1,265,212
Internet & Direct Marketing Retail	—	—	439,250	439,250
Real Estate Management & Development	—	1,088,591	—	1,088,591
Software	—	—	598,439	598,439
Textiles, Apparel & Luxury Goods	—	—	188,935	188,935
Total Convertible Preferred Stocks	—	1,088,591	31,658,280	32,746,871
Total Warrants*	130,794	—	—	130,794
Total Short-Term Investment*	44,820,243	—	—	44,820,243
Securities Lending Reinvestments
Certificates of Deposit	—	52,297,336	—	52,297,336
Commercial Paper	—	2,000,812	—	2,000,812
Repurchase Agreements	—	41,278,489	—	41,278,489
Time Deposits	—	13,800,000	—	13,800,000
Mutual Funds	23,199,984	—	—	23,199,984
Total Securities Lending Reinvestments	23,199,984	109,376,637	—	132,576,621
Total Investments	$1,726,885,263	$126,405,511	$34,586,063	$1,887,876,837

Collateral for Securities Loaned (Liability)	$—	$(132,573,240)	$—	$(132,573,240)

*	See Schedule of Investments for additional detailed categorizations.

During the period ended June 30, 2021, transfers from Level 3 to Level 2 in the amount of $9,274,059 were due to the initiation of trading activity which resulted in the availability of significant observable inputs.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Investments in Securities	Balance as of December 31, 2020	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Transfer out	Balance as of June 30, 2021	Change in Unrealized Appreciation/ (Depreciation) from Investments Held at June 30, 2021
Common Stocks
IT Services	$3,613,718	$—	$—	$(3,613,718)	$—	$—
Oil, Gas & Consumable Fuels	3,439,349	(602,673)	—	—	2,836,676	(602,673)
Software	707,805	—	—	(707,805)	—	—
Textiles, Apparel & Luxury Goods	91,107	—	—	—	91,107	—
Convertible Preferred Stocks
Automobiles	6,002,783	20,480,528	1,813,279	—	28,296,590	20,480,528
Commercial Services & Supplies	—	—	869,854	—	869,854	—
Health Care Providers & Services	—	—	1,265,212	—	1,265,212	—
Internet & Direct Marketing Retail	4,774,498	—	439,250	(4,774,498)	439,250	—
Real Estate Management & Development	0	—	—	(0)	—	—
Software	178,038	—	598,439	(178,038)	598,439	—
Textiles, Apparel & Luxury Goods	188,934	1	—		188,935	1

	$18,996,232	$19,877,856	$4,986,034	$(9,274,059)	$34,586,063	$19,877,856

	Fair Value at June 30, 2021	Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Common Stock
Oil, Gas & Consumable Fuels	$2,836,676	Market Transaction Method	Precedent Transaction	$5,200.00	$5,200.00	$5,200.00	Increase
		Comparable Company Analysis	Enterprise Value/EBITDA	10.8x	12.7x	11.8x	Increase
			Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
Textiles, Apparel & Luxury Goods	91,107	Market Transaction Method	Precedent Transaction	$24.53	$24.53	$24.53	Increase
Convertible Preferred Stocks
Automobiles	26,483,311	Market Transaction Method	Pending Transaction	$70.06	$70.06	$70.06	Increase
	1,813,279	Market Transaction Method	Precedent Transaction	$41.27	$41.27	$41.27	Increase
Commercial Services & Supplies	869,854	Market Transaction Method	Precedent Transaction	$47.40	$47.40	$47.40	Increase
Health Care Providers & services	1,265,212	Market Transaction Method	Precedent Transaction	$8.10	$8.10	$8.10	Increase
Internet & Direct Marketing Retail	439,250	Market Transaction Method	Precedent Transaction	$125.00	$125.00	$125.00	Increase
Software	598,439	Market Transaction Method	Precedent Transaction	$177.37	$177.37	$177.37	Increase
Textiles, Apparel & Luxury Goods	188,935	Market Transaction Method	Precedent Transaction	$24.53	$24.53	$24.53	Increase

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$1,843,056,594
Affiliated investments at value (c)	44,820,243
Cash	1,502,359
Receivable for:
Investments sold	555,017
Fund shares sold	420,551
Dividends	219,116
Dividends on affiliated investments	1,056

Total Assets	1,890,574,936
Liabilities
Collateral for securities loaned	132,573,240
Payables for:
Investments purchased	2,130,689
Commitments and contingencies	2,771,530
Fund shares redeemed	711,970
Accrued Expenses:
Management fees	998,106
Distribution and service fees	244,987
Deferred trustees’ fees	182,883
Other expenses	217,444

Total Liabilities	139,830,849

Net Assets	$1,750,744,087

Net Assets Consist of:
Paid in surplus	$855,157,724
Distributable earnings (Accumulated losses)	895,586,363

Net Assets	$1,750,744,087

Net Assets
Class A	$524,443,372
Class B	1,201,187,806
Class E	25,112,909
Capital Shares Outstanding*
Class A	41,924,003
Class B	110,347,261
Class E	2,176,060
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.51
Class B	10.89
Class E	11.54

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $131,275,521.
(b)	Identified cost of investments, excluding affiliated investments, was $1,122,375,715.
(c)	Identified cost of affiliated investments was $44,820,243.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends (a)	$4,011,420
Dividends from affiliated investments	8,515
Securities lending income	117,817

Total investment income	4,137,752
Expenses
Management fees	6,709,748
Administration fees	35,901
Custodian and accounting fees	65,192
Distribution and service fees—Class B	1,452,790
Distribution and service fees—Class E	18,844
Audit and tax services	24,633
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	43,483
Insurance	6,358
Miscellaneous	8,502

Total expenses	8,416,851
Less management fee waiver	(377,163)

Net expenses	8,039,688

Net Investment Loss	(3,901,936)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	182,473,428
Foreign currency transactions	(11)

Net realized gain (loss)	182,473,417

Net change in unrealized depreciation on investments	(8,156,715)

Net realized and unrealized gain (loss)	174,316,702

Net Increase (Decrease) in Net Assets From Operations	$170,414,766

(a)	Net of foreign withholding taxes of $19,072.

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(3,901,936)	$(3,187,823)
Net realized gain (loss)	182,473,417	168,277,783
Net change in unrealized appreciation (depreciation)	(8,156,715)	201,909,905

Increase (decrease) in net assets from operations	170,414,766	366,999,865

From Distributions to Shareholders
Class A	(45,207,080)	(59,486,067)
Class B	(117,698,260)	(115,810,123)
Class E	(2,378,152)	(2,330,244)

Total distributions	(165,283,492)	(177,626,434)

Increase (decrease) in net assets from capital share transactions	(77,600,560)	(49,132,826)

Total increase (decrease) in net assets	(72,469,286)	140,240,605

Net Assets
Beginning of period	1,823,213,373	1,682,972,768

End of period	$1,750,744,087	$1,823,213,373

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	636,074	$8,306,684	1,636,665	$16,493,724
Reinvestments	3,714,633	45,207,080	6,145,255	59,486,067
Redemptions	(13,777,045)	(182,278,885)	(9,960,350)	(107,232,318)

Net increase (decrease)	(9,426,338)	$(128,765,121)	(2,178,430)	$(31,252,527)

Class B
Sales	2,262,954	$25,858,556	6,511,396	$58,286,662
Reinvestments	11,114,094	117,698,260	13,529,220	115,810,123
Redemptions	(8,125,051)	(92,677,450)	(20,051,468)	(190,685,491)

Net increase (decrease)	5,251,997	$50,879,366	(10,852)	$(16,588,706)

Class E
Sales	42,178	$509,151	190,434	$1,893,529
Reinvestments	211,768	2,378,152	258,629	2,330,244
Redemptions	(217,431)	(2,602,108)	(554,567)	(5,515,366)

Net increase (decrease)	36,515	$285,195	(105,504)	$(1,291,593)

Increase (decrease) derived from capital shares transactions		$(77,600,560)		$(49,132,826)

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020		2019		2018	2017	2016
Net Asset Value, Beginning of Period	$12.48		$11.24		$10.19		$11.92	$10.37	$11.39

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		(0.00	) (c)	0.03		0.03	0.01	0.01	(b)
Net realized and unrealized gain (loss)	1.23		2.40		3.00		(0.12)	2.51	0.64

Total income (loss) from investment operations	1.21		2.40		3.03		(0.09)	2.52	0.65

Less Distributions
Distributions from net investment income	0.00		(0.03)		(0.03)		0.00	0.00	0.00
Distributions from net realized capital gains	(1.18)		(1.13)		(1.95)		(1.64)	(0.97)	(1.67)

Total distributions	(1.18)		(1.16)		(1.98)		(1.64)	(0.97)	(1.67)

Net Asset Value, End of Period	$12.51		$12.48		$11.24		$10.19	$11.92	$10.37

Total Return (%) (d)	9.96	(e)	24.30		31.42		(2.01)	25.13	6.52

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	(f)	0.78		0.78		0.78	0.78	0.78
Net ratio of expenses to average net assets (%) (g)	0.73	(f)	0.74		0.74		0.74	0.74	0.73
Ratio of net investment income (loss) to average net assets (%)	(0.28	)(f)	(0.04)		0.27		0.26	0.11	0.11	(b)
Portfolio turnover rate (%)	8	(e)	24		21		24	25	26
Net assets, end of period (in millions)	$524.4		$640.8		$601.8		$527.7	$670.2	$590.7

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020		2019		2018	2017	2016
Net Asset Value, Beginning of Period	$11.02		$10.06		$9.29		$11.02	$9.68	$10.77

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)		(0.03)		0.00	(c)	0.00 (c)	(0.02)	(0.01	)(b)
Net realized and unrealized gain (loss)	1.08		2.12		2.72		(0.09)	2.33	0.59

Total income (loss) from investment operations	1.05		2.09		2.72		(0.09)	2.31	0.58

Less Distributions
Distributions from net investment income	0.00		(0.00	)(h)	(0.00	) (h)	0.00	0.00	0.00
Distributions from net realized capital gains	(1.18)		(1.13)		(1.95)		(1.64)	(0.97)	(1.67)

Total distributions	(1.18)		(1.13)		(1.95)		(1.64)	(0.97)	(1.67)

Net Asset Value, End of Period	$10.89		$11.02		$10.06		$9.29	$11.02	$9.68

Total Return (%) (d)	9.83	(e)	24.03	(i)	31.07		(2.19)	24.74	6.22

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	(f)	1.03		1.03		1.03	1.03	1.03
Net ratio of expenses to average net assets (%) (g)	0.98	(f)	0.99		0.99		0.99	0.99	0.98
Ratio of net investment income (loss) to average net assets (%)	(0.52	)(f)	(0.29)		0.02		0.01	(0.14)	(0.14	)(b)
Portfolio turnover rate (%)	8	(e)	24		21		24	25	26
Net assets, end of period (in millions)	$1,201.2		$1,157.6		$1,057.5		$920.9	$1,089.8	$994.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017		2016
Net Asset Value, Beginning of Period	$11.61		$10.54	$9.65	$11.38	$9.96		$11.02

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		(0.02)	0.01	0.01	(0.00	) (c)	(0.00	)(b)(c)
Net realized and unrealized gain (loss)	1.13		2.23	2.84	(0.10)	2.39		0.61

Total income (loss) from investment operations	1.11		2.21	2.85	(0.09)	2.39		0.61

Less Distributions
Distributions from net investment income	0.00		(0.01)	(0.01)	0.00	0.00		0.00
Distributions from net realized capital gains	(1.18)		(1.13)	(1.95)	(1.64)	(0.97)		(1.67)

Total distributions	(1.18)		(1.14)	(1.96)	(1.64)	(0.97)		(1.67)

Net Asset Value, End of Period	$11.54		$11.61	$10.54	$9.65	$11.38		$9.96

Total Return (%) (d)	9.84	(e)	24.09	31.30	(2.11)	24.85		6.36

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	(f)	0.93	0.93	0.93	0.93		0.93
Net ratio of expenses to average net assets (%) (g)	0.88	(f)	0.89	0.89	0.89	0.89		0.88
Ratio of net investment income (loss) to average net assets (%)	(0.42	)(f)	(0.19)	0.12	0.11	(0.04)		(0.04	)(b)
Portfolio turnover rate (%)	8	(e)	24	21	24	25		26
Net assets, end of period (in millions)	$25.1		$24.8	$23.7	$20.2	$24.1		$21.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Net investment income (loss) was less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(h)	Distributions from net investment income were less than $0.01.
(i)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-18

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTI-19

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Special Purpose Acquisition Companies - The Portfolio may invest in Special Purposes Acquisition Companies (“SPAC”). A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transaction (each a “Transaction”). If the Portfolio purchases shares of a SPAC in an IPO it will generally bear a sales commission, which may be significant. The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a Transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Portfolio’s ability to meet its investment objective(s). If a SPAC does not complete a Transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a Transaction. In some cases, the Portfolio may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with a Transaction. Because SPACs often do not have an operating history or ongoing business other than seeking a Transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable Transaction. Some SPACs may pursue Transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC, which may be traded in the OTC market, may become illiquid and/or may be subject to restrictions on resale. Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target Transaction; an attractive Transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may be required to return any remaining monies to shareholders; a Transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Portfolio may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $41,278,489, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

BHFTI-20

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the

BHFTI-21

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$145,281,839	$0	$388,500,737

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc., the subadviser to the Portfolio, that amounted to $218,686 in sales of investments, which are included above, and resulted in net realized gains of $60,045.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.750% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2021 were $6,709,748.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - The Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Brighthouse Funds Trust II (“BHFTII”) in the aggregate exceed $750 million, (ii) the Subadviser subadvises three or more portfolios of the Trust and BHFTII in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

BHFTI-22

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

If the aforementioned conditions are met, the Subadviser will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTII average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts voluntarily waived for the six months ended June 30, 2021 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2021 is as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Ending Value as of June 30, 2021	Income earned from affiliates during the period	Number of shares held June 30, 2021
T. Rowe Price Treasury Reserve Fund	$41,016,658	$96,043,396	$(92,239,811)	$44,820,243	$8,515	44,820,243

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Commitments

The Portfolio may enter into commitments, or agreements, to acquire an investment at a future date (subject to certain conditions) in connection with a potential public or non-public offering. Such agreements are subject to certain rights of the issuer’s and ultimately, issuer approval, and may obligate the Portfolio to make future cash payments. At June 30, 2021, the Portfolio had an outstanding commitments totaling $2,771,530 to purchase equity securities and is reflected as Payables for Commitments and contingencies in the Statement of Assets and Liabilities.

BHFTI-23

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

9. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$1,170,421,898

Gross unrealized appreciation	745,336,468
Gross unrealized depreciation	(27,881,529)

Net unrealized appreciation (depreciation)	$717,454,939

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$7,240,584	$18,847,878	$170,385,850	$261,275,898	$177,626,434	$280,123,776

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$6,741,326	$158,275,872	$725,611,654	$—	$890,628,852

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-24

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-25

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Managed by TCW Investment Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A and B shares of the TCW Core Fixed Income Portfolio returned -1.10% and -1.15%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index¹, returned -1.60%.

MARKET ENVIRONMENT / CONDITIONS

As vaccine deployment ramped up and economic reopening progressed (notably so in the U.S.), concerns about inflation monopolized headlines to start the year, leading to an upward re-pricing of interest rates in the opening months of 2021. Pricing pressures did ultimately manifest in the second quarter, with a significant upside surprise for the Consumer Price Index in both April and May to bring the year-over-year advance to 5.0%, the highest level since 2008. Treasury yields rose in this environment, with the 10-year breaking through 1% to end just under 1.5% in June, approximately 55 basis points (“bps”) above the level in December 2020, while the yield curve steepened (the spreads between the yields on short-term Treasury bonds and long-term Treasury bonds increased). Favorable macroeconomic data prints, meanwhile, supported risk assets, including a surge in the manufacturing indices, relatively strong earnings results, and a marked improvement in consumer confidence. Against this setting, the CBOE Volatility Index stock-market volatility index dropped to 15, the lowest since February 2020, compared with a surge above 80 during the early pandemic in 2020. Even a hawkish tilt to the Federal Reserve’s (the “Fed”) June policy meeting was largely shrugged off by markets with equity indices hitting record highs while credit spreads proved resilient throughout the period. The valuation backdrop could be arguably characterized as ‘complacent’, as spreads are trading through historical tights while the potential for a policy misstep going forward is heightened. Though the Fed continued to maintain an accommodative policy stance, leaving rates and the pace of bond buying unchanged, the median policy rate, or “dot plot”, forecasted two rate hikes by the end of 2023, a faster than anticipated pace of tightening due to upgraded estimates for growth and inflation. If monetary support is withdrawn more quickly than markets expect (or at an earlier date than expected), there is little cushion in the current spread levels to take this into account, suggesting caution is warranted.

As mentioned, equity indices notched record highs over the period, propelled by a boost in economic activity and optimism, as well as the prospect for continued policy accommodation (despite talks of tapering and rate hikes) for the foreseeable future, demonstrated by the S&P 500 Index surging over 15% (a stunning 96% jump since March 23, 2020). In the fixed income markets, total returns were in negative territory amid the run-up in rates, with the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) down 1.6%, though yield premiums declined. Investment Grade Corporates ended 16 bps tighter after touching a post-Global Financial Crisis record low option-adjusted spread (“OAS”) of 77 bps over Treasuries during June (unsurprisingly, sectors hit hardest by the pandemic outperformed). Of note is that these record valuations come even as the overall Index has become incrementally riskier over the years (i.e., deteriorating quality, a lower average yield, higher levels of leverage, and longer duration). High Yield Corporates saw sizable spread compression, tightening over 90 bps to end the timeframe at 268 bps over Treasuries given strong investor – U.S. and global – demand for yield. Notably, ultra-low financing costs have incentivized borrowers across the rating spectrum, with massive amounts of issuance by both high yield and investment grade companies. Within the Securitized space, agency Mortgage-Backed Securities (“MBS”) trailed Treasuries by 45 bps on a duration-adjusted basis despite the broader improvement in the macro environment and appetite from the Fed and money center banks. The sector was weighed down in particular by higher coupon mortgages, which faced increased prepayments. In contrast, non-agency MBS fared well, as housing momentum plus the rebounding economic environment supported prices. Commercial Mortgage-Backed Securities (“CMBS”) also improved, as the worst-case scenario of the pandemic seems to be in the rearview mirror for the U.S., leading to downward revisions in default and loss assumptions. The sector posted 127 bps in excess return over duration-matched Treasuries, led by non-agency CMBS. Finally, Asset-Backed Securities (“ABS”) benefited from policy support to produce 39 bps of excess return over Treasuries on a duration-adjusted basis.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio fell 1.10% for the six-month period ended June 30, 2021 but outperformed the Bloomberg Barclays U.S. Aggregate Bond Index by 50 bps. Bolstering relative returns was issue selection within Investment Grade Corporates, notwithstanding a drag from an underweight to the sector, with notable contributions from names selected in healthcare, wireless, and finance companies, as these were among the best performing in the Index on a duration-adjusted basis. Furthermore, the off-Index allocation to outperforming High Yield Corporates provided an additional gain. Securitized products were also additive, as legacy non-agency MBS, CMBS, and ABS all fared well amid the improved macro environment characterized by strong housing and labor market progress. However, an overweight to agency MBS held back returns as the sector trailed Treasuries on a duration-adjusted basis on prepayment concerns that drove higher coupons to underperform, though the Portfolio’s emphasis on lower coupon To-Be-Announced (“TBA”) issues benefitted relative performance on an issue selection basis. Finally, against a backdrop of higher rates, a shorter-than-Index duration profile delivered a boost to returns.

As of June 30, 2021, the Portfolio was defensively positioned, with ample levels of liquidity to respond to potential volatility. Within credit, the team took a prudent approach, de-risking exposure by moving up the quality spectrum (given tight A/BBB relationships), reducing tight commodity-exposed names/sectors, swapping into shorter-dated maturities (where curves are flat), and enhancing liquidity. The focus remained on sectors that offer more stability in times of volatility (such as Consumer Non-Cyclicals and Communications) and

BHFTI-1

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Managed by TCW Investment Management Company

Portfolio Manager Commentary*—(Continued)

on idiosyncratic opportunities where wider spreads offer more compelling value. Within Securitized, the Portfolio continued to prefer current coupon agency MBS TBAs which remained attractive given relatively high carry of TBAs versus specified pools, and the sector continued to benefit from the significant tailwind of Fed sponsorship as well as demand from money center banks. Legacy non-agency MBS remained attractive from a collateral perspective, with the added benefit of having largely floating rate coupons given higher inflation expectations, and the Portfolio would seek to add new exposure at favorable valuations. In CMBS, though holdings at period end continued to favor top-of the-capital structure exposures in single asset, single borrower AAA-rated issues, opportunities began to present in AA- and A-rated collateral with good loan-to-value ratios, i.e., protection, and good spread compensation. A similar strategy applied to ABS in Collateralized Loan Obligations, with a small exposure to well-collateralized AA-rated offering good yields. Meanwhile, though a small position in the Portfolio at the end of the period, Emerging Markets Debt were add candidates on cheaper entry points. Finally, the relative duration position began the period at approximately 0.56 years short and was extended in a disciplined fashion over the middle part of the timeframe as rates rose, but was trimmed to around 0.5 years short with rates still relatively low as intermediate/long rates fell over the latter half of the period.

Tad Rivelle

Bryan Whalen

Laird Landmann

Stephen Kane

Portfolio Managers

TCW Investment Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTI-2

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	Since Inception[1]
TCW Core Fixed Income Portfolio
Class A	-1.10	1.27	3.56	3.54
Class B	-1.15	1.04	3.30	3.32
Bloomberg Barclays U.S. Aggregate Bond Index	-1.60	-0.33	3.03	3.19

1 Inception date of the Class A and Class B shares is 5/1/2015. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	72.9
Corporate Bonds & Notes	22.2
Asset-Backed Securities	8.5
Mortgage-Backed Securities	4.7
Municipals	0.5

BHFTI-3

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

TCW Core Fixed Income Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.45%	$1,000.00	$989.00	$2.22
	Hypothetical*	0.45%	$1,000.00	$1,022.56	$2.26

Class B (a)	Actual	0.70%	$1,000.00	$988.50	$3.45
	Hypothetical*	0.70%	$1,000.00	$1,021.32	$3.51

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

U.S. Treasury & Government Agencies—72.9% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—32.0%
Fannie Mae 15 Yr. Pool 3.000%, 06/01/32	781,548	$825,912
Fannie Mae 20 Yr. Pool
2.000%, 08/01/40	3,136,392	3,201,795
2.000%, 10/01/40	7,653,307	7,812,932
2.000%, 11/01/40	4,501,426	4,580,167
2.000%, 07/01/41	4,425,000	4,517,388
Fannie Mae 30 Yr. Pool
3.000%, 07/01/45	10,526,936	11,232,160
3.000%, 09/01/49	5,752,600	6,073,995
3.500%, 01/01/48	4,349,342	4,610,522
3.500%, 02/01/48	2,382,807	2,526,186
4.000%, 06/01/47	1,294,670	1,388,666
4.500%, 02/01/46	2,183,620	2,402,466
4.500%, 05/01/48	6,504,070	7,015,525
4.500%, 08/01/48	1,308,062	1,410,717
Fannie Mae Pool
2.455%, 04/01/40	2,790,000	2,947,347
3.000%, 10/01/49	1,949,792	1,994,887
3.500%, 01/01/44	3,570,710	3,853,300
4.000%, 08/01/42	553,406	607,116
Fannie Mae REMICS (CMO)
3.000%, 06/25/48	3,030,479	3,153,912
3.500%, 01/25/47	5,549,920	5,773,499
3.500%, 06/25/47	2,481,225	2,583,498
Freddie Mac 15 Yr. Gold Pool
3.000%, 03/01/31	1,179,518	1,247,367
3.000%, 06/01/33	339,133	357,513
3.500%, 11/01/33	1,813,847	1,941,188
3.500%, 01/01/34	3,082,588	3,322,430
Freddie Mac 30 Yr. Gold Pool
3.000%, 09/01/46	1,405,397	1,479,981
3.000%, 10/01/46	3,779,939	4,001,211
3.000%, 11/01/46	5,824,045	6,166,917
3.000%, 01/01/47	6,994,931	7,399,154
3.500%, 01/01/44	2,570,071	2,777,812
3.500%, 04/01/45	4,040,974	4,421,351
3.500%, 11/01/45	469,682	502,834
3.500%, 06/01/46	1,738,695	1,843,778
3.500%, 08/01/46	1,873,132	2,022,300
3.500%, 04/01/47	9,084,146	9,862,311
3.500%, 12/01/47	15,252,741	16,409,754
3.500%, 01/01/48	16,237,535	17,749,071
3.500%, 03/01/48	12,130,569	13,143,042
4.000%, 01/01/45	2,790,744	3,082,843
4.000%, 12/01/45	6,513,665	7,174,413
4.000%, 03/01/48	573,868	628,224
4.000%, 06/01/48	40,559	44,189
4.000%, 11/01/48	933,343	1,021,363
4.500%, 10/01/48	2,613,307	2,819,273
5.000%, 06/01/48	803,778	883,696
5.000%, 08/01/48	126,640	139,149
5.000%, 10/01/48	1,476,576	1,620,327
Freddie Mac 30 Yr. Pool 3.000%, 01/01/50	7,576,898	8,029,680
Freddie Mac Multifamily Structured Pass-Through Certificates
3.750%, 04/25/33	5,465,000	6,538,076

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac REMICS (CMO) 3.000%, 04/15/48	1,276,684	1,325,224
Ginnie Mae II 30 Yr. Pool
2.000%, TBA (a)	15,750,000	16,011,475
2.500%, TBA (a)	28,075,000	29,001,695
3.000%, 10/20/46	1,322,088	1,389,399
3.000%, 12/20/46	4,059,497	4,282,264
3.000%, 04/20/47	816,710	861,021
3.000%, 11/20/47	1,554,283	1,634,748
3.500%, 04/20/46	2,989,736	3,174,175
3.500%, 05/20/46	1,347,572	1,436,270
3.500%, 06/20/46	302,485	321,866
3.500%, 11/20/46	4,552,299	4,837,922
3.500%, 01/20/47	779,508	830,687
3.500%, 09/20/47	1,558,416	1,649,073
3.500%, 11/20/47	3,155,595	3,349,122
4.000%, 11/20/47	1,644,423	1,756,419
4.000%, 12/20/47	1,496,005	1,596,877
4.000%, 03/20/48	1,140,351	1,214,541
4.000%, 10/20/48	2,242,160	2,388,541
4.500%, 02/20/47	2,834,070	3,094,643
4.500%, 06/20/47	4,629,307	5,005,157
5.000%, 06/20/47	2,473,366	2,712,745
5.000%, 09/20/47	1,353,447	1,479,074
Ginnie Mae II Pool
3.000%, 10/20/49	2,062,224	2,119,143
3.500%, 07/20/49	377,637	389,641
Government National Mortgage Association (CMO) 3.500%, 09/20/48	2,290,955	2,455,822
Uniform Mortgage-Backed Securities 15 Yr. Pool
1.500%, TBA (a)	22,625,000	22,868,076
2.000%, TBA (a)	31,075,000	32,006,082
Uniform Mortgage-Backed Securities 30 Yr. Pool
2.000%, TBA (a)	151,375,000	152,545,792
2.500%, TBA (a)	151,550,000	156,451,695

		663,330,426

U.S. Treasury—40.9%
U.S. Treasury Bonds
1.875%, 02/15/41	21,668,000	21,210,941
1.875%, 02/15/51 (b)	25,945,000	24,761,259
2.375%, 05/15/51 (b)	87,445,000	93,361,201
U.S. Treasury Notes
0.125%, 04/30/23	158,650,000	158,352,531
0.125%, 05/31/23 (b)	153,505,000	153,175,204
0.125%, 06/30/23	92,160,000	91,940,400
0.750%, 04/30/26 (b)	98,325,000	97,825,694
0.750%, 05/31/26 (b)	85,110,000	84,624,607
0.875%, 06/30/26	73,575,000	73,540,512
1.625%, 05/15/31 (b)	47,945,000	48,679,158

		847,471,507

Total U.S. Treasury & Government Agencies (Cost $1,493,864,346)		1,510,801,933

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—22.2%

Security Description	Principal Amount*	Value

Aerospace/Defense—0.3%
BAE Systems Holdings, Inc.
3.850%, 12/15/25 (144A)	1,500,000	$1,656,629
Boeing Co. (The) 1.433%, 02/04/24	3,500,000	3,509,262

		5,165,891

Agriculture—0.7%
BAT Capital Corp.
2.726%, 03/25/31 (b)	435,000	429,466
4.390%, 08/15/37	830,000	894,974
4.540%, 08/15/47 (b)	5,370,000	5,710,573
Imperial Brands Finance plc 3.125%, 07/26/24 (144A)	2,800,000	2,947,363
Reynolds American, Inc.
5.700%, 08/15/35	1,170,000	1,412,930
5.850%, 08/15/45	1,805,000	2,210,142

		13,605,448

Airlines—0.1%
American Airlines Pass-Through Trust 4.000%, 07/15/25	1,026,423	998,333
U.S. Airways Pass-Through Trust 6.250%, 04/22/23	1,187,267	1,207,246

		2,205,579

Auto Manufacturers—0.6%
Ford Motor Credit Co. LLC
1.068%, 3M LIBOR + 0.880%, 10/12/21 (c)	2,205,000	2,202,185
3.219%, 01/09/22	1,889,000	1,909,212
3.339%, 03/28/22	2,155,000	2,186,678
General Motors Co. 4.875%, 10/02/23 (b)	3,330,000	3,627,819
General Motors Financial Co., Inc.
3.150%, 06/30/22	1,290,000	1,320,907
3.450%, 04/10/22	405,000	412,457
4.200%, 11/06/21	645,000	653,448
4.375%, 09/25/21	720,000	726,690

		13,039,396

Banks—4.9%
Bank of America Corp.
1.658%, SOFR + 0.910%, 03/11/27 (b) (c)	6,320,000	6,370,216
1.734%, SOFR + 0.960%, 07/22/27 (c)	6,315,000	6,363,570
2.087%, SOFR + 1.060%, 06/14/29 (b) (c)	1,570,000	1,582,704
Citigroup, Inc.
1.122%, SOFR + 0.765%, 01/28/27 (b) (c)	3,790,000	3,736,337
1.462%, SOFR + 0.770%, 06/09/27 (b) (c)	3,085,000	3,071,718
Credit Suisse Group AG
1.305%, SOFR + 0.980%, 02/02/27 (144A) (c)	1,310,000	1,283,080
2.193%, SOFR + 2.044%, 06/05/26 (144A) (c)	2,720,000	2,785,036
2.593%, SOFR + 1.560%, 09/11/25 (144A) (c)	2,250,000	2,340,843
3.091%, SOFR + 1.730%, 05/14/32 (144A) (c)	2,690,000	2,771,377
4.282%, 01/09/28 (144A)	340,000	378,212
4.550%, 04/17/26	440,000	498,349

Banks—(Continued)
Goldman Sachs Group, Inc. (The)
1.093%, SOFR + 0.789%, 12/09/26 (c)	1,025,000	1,009,085
1.431%, SOFR + 0.798%, 03/09/27 (c)	5,605,000	5,589,198
1.542%, SOFR + 0.818%, 09/10/27 (c)	1,970,000	1,964,455
HSBC Holdings plc
0.976%, SOFR + 0.708%, 05/24/25 (c)	1,600,000	1,598,656
1.589%, SOFR + 1.290%, 05/24/27 (c)	1,325,000	1,327,554
2.013%, SOFR + 1.732%, 09/22/28 (c)	5,400,000	5,418,396
2.633%, SOFR + 1.402%, 11/07/25 (c)	1,835,000	1,925,894
JPMorgan Chase & Co. 0.969%, SOFR + 0.580%, 06/23/25 (b) (c)	3,370,000	3,373,982
1.578%, SOFR + 0.885%, 04/22/27 (b) (c)	2,735,000	2,749,170
2.005%, SOFR + 1.585%, 03/13/26 (c)	1,700,000	1,755,080
2.083%, SOFR + 1.850%, 04/22/26 (c)	4,385,000	4,534,284
Lloyds Banking Group plc
1.627%, 1Y H15 + 0.850%, 05/11/27 (c)	1,200,000	1,200,620
2.858%, 3M LIBOR + 1.249%, 03/17/23 (c)	2,330,000	2,369,857
3.870%, 1Y H15 + 3.500%, 07/09/25 (c)	2,515,000	2,724,679
Macquarie Group Ltd. 1.629%, SOFR + 0.910%, 09/23/27 (144A) (c)	3,100,000	3,076,460
Morgan Stanley
1.593%, SOFR + 0.879%, 05/04/27 (c)	2,740,000	2,759,386
3.875%, 01/27/26	2,010,000	2,247,171
Natwest Group plc 4.269%, 3M LIBOR + 1.762%, 03/22/25 (c)	1,885,000	2,044,629
Santander UK Group Holdings plc
1.089%, SOFR + 0.787%, 03/15/25 (b) (c)	3,445,000	3,456,015
1.673%, SOFR + 0.989%, 06/14/27 (c)	1,250,000	1,248,088
3.571%, 01/10/23 (b)	1,200,000	1,219,219
Santander UK plc 5.000%, 11/07/23 (144A)	3,950,000	4,306,211
Wells Fargo & Co.
2.164%, 3M LIBOR + 0.750%, 02/11/26 (c)	5,625,000	5,838,270
2.393%, SOFR + 2.100%, 06/02/28 (c)	2,035,000	2,110,489
2.879%, SOFR + 1.432%, 10/30/30 (c)	4,095,000	4,336,473

		101,364,763

Beverages—0.4%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.900%, 02/01/46	2,374,000	3,004,891
Anheuser-Busch InBev Worldwide, Inc.
4.500%, 06/01/50	1,100,000	1,338,689
4.600%, 04/15/48	1,200,000	1,465,012
Bacardi, Ltd. 5.300%, 05/15/48 (144A) (b)	1,980,000	2,581,346

		8,389,938

Chemicals—0.1%
International Flavors & Fragrances, Inc.
3.468%, 12/01/50 (144A)	85,000	88,354
5.000%, 09/26/48	2,030,000	2,625,265

		2,713,619

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—0.3%
IHS Markit, Ltd.
4.750%, 02/15/25 (144A)	2,445,000	$2,737,178
4.750%, 08/01/28	1,500,000	1,768,650
5.000%, 11/01/22 (144A)	1,535,000	1,607,972

		6,113,800

Diversified Financial Services—1.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.300%, 01/23/23	1,685,000	1,747,604
3.875%, 01/23/28	475,000	508,424
3.950%, 02/01/22	2,480,000	2,521,892
4.500%, 09/15/23	1,765,000	1,892,566
Air Lease Corp. 2.300%, 02/01/25	4,715,000	4,874,281
Avolon Holdings Funding, Ltd.
2.875%, 02/15/25 (144A)	1,995,000	2,054,055
3.950%, 07/01/24 (144A)	560,000	597,230
5.125%, 10/01/23 (144A)	150,000	162,166
GE Capital Funding LLC 4.400%, 05/15/30	215,000	250,546
GE Capital International Funding Co. 4.418%, 11/15/35	10,635,000	12,745,851
Park Aerospace Holdings, Ltd.
4.500%, 03/15/23 (144A)	2,330,000	2,449,243
5.500%, 02/15/24 (144A)	1,395,000	1,533,529
Raymond James Financial, Inc. 4.950%, 07/15/46	995,000	1,285,944

		32,623,331

Electric—1.6%
Appalachian Power Co.
3.300%, 06/01/27	760,000	823,154
4.450%, 06/01/45	1,440,000	1,718,091
Duke Energy Carolinas LLC 4.250%, 12/15/41	1,300,000	1,577,268
Duke Energy Corp. 2.550%, 06/15/31	680,000	688,108
Duke Energy Progress LLC
4.100%, 05/15/42	1,000,000	1,173,015
4.100%, 03/15/43	2,325,000	2,755,970
El Paso Electric Co. 3.300%, 12/15/22	825,000	838,353
Evergy Metro, Inc. 4.200%, 03/15/48	2,250,000	2,715,353
FirstEnergy Transmission LLC 4.350%, 01/15/25 (144A)	3,430,000	3,763,122
International Transmission Co. 4.625%, 08/15/43	2,750,000	3,409,238
MidAmerican Energy Co. 4.800%, 09/15/43	905,000	1,176,776
PacifiCorp 3.350%, 07/01/25	2,000,000	2,166,302
Pennsylvania Electric Co.
3.250%, 03/15/28 (144A)	570,000	598,530
4.150%, 04/15/25 (144A)	2,800,000	3,024,027

Electric—(Continued)
Public Service Co. of New Mexico 3.850%, 08/01/25	3,135,000	3,391,355
Southwestern Electric Power Co. 4.100%, 09/15/28	3,000,000	3,411,087

		33,229,749

Food—0.3%
Kraft Heinz Foods Co.
4.875%, 10/01/49 (b)	1,645,000	1,996,950
5.000%, 07/15/35	1,000,000	1,226,620
5.200%, 07/15/45	1,915,000	2,377,360
Kroger Co. (The) 5.400%, 01/15/49	847,000	1,155,318

		6,756,248

Gas—0.3%
Southern Co. Gas Capital Corp. 3.250%, 06/15/26	4,000,000	4,333,699
Spire, Inc. 4.700%, 08/15/44 (b)	1,000,000	1,151,936

		5,485,635

Healthcare-Services—1.5%
Aetna, Inc. 2.800%, 06/15/23	2,000,000	2,081,528
Anthem, Inc. 3.650%, 12/01/27	2,235,000	2,501,441
Centene Corp. 3.000%, 10/15/30 (b)	4,362,000	4,480,995
CommonSpirit Health 2.782%, 10/01/30	870,000	902,801
Fresenius Medical Care U.S. Finance III, Inc. 1.875%, 12/01/26 (144A)	2,050,000	2,050,059
HCA, Inc.
4.125%, 06/15/29	2,493,000	2,807,308
5.000%, 03/15/24	1,000,000	1,104,925
5.250%, 04/15/25	1,000,000	1,144,069
5.250%, 06/15/26	1,505,000	1,742,128
5.250%, 06/15/49	3,200,000	4,079,014
New York and Presbyterian Hospital (The) 3.563%, 08/01/36	4,490,000	5,080,629
UnitedHealth Group, Inc. 4.250%, 04/15/47	1,995,000	2,451,209

		30,426,106

Insurance—0.7%
Arthur J Gallagher & Co. 2.500%, 05/20/31	2,045,000	2,065,366
Athene Global Funding 0.739%, SOFR + 0.700%, 05/24/24 (144A) (c)	4,105,000	4,138,127
Farmers Exchange Capital III 5.454%, 3M LIBOR + 3.454%, 10/15/54 (144A) (c)	3,530,000	4,417,553

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Farmers Insurance Exchange 4.747%, 3M LIBOR + 3.231%, 11/01/57 (144A) (c)	90,000	$102,192
Teachers Insurance & Annuity Association of America 4.375%, 3M LIBOR + 2.661%, 09/15/54 (144A) (c)	3,500,000	3,697,257

		14,420,495

Internet—0.1%
Tencent Holdings, Ltd.
3.680%, 04/22/41 (144A)	920,000	984,687
3.840%, 04/22/51 (144A)	910,000	979,726

		1,964,413

Media—0.6%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 5.375%, 05/01/47	4,700,000	5,759,428
Time Warner Cable LLC 5.500%, 09/01/41	2,065,000	2,559,525
ViacomCBS, Inc. 4.200%, 05/19/32 (b)	2,000,000	2,308,250
Walt Disney Co. (The) 3.600%, 01/13/51 (b)	1,275,000	1,445,222

		12,072,425

Oil & Gas—0.7%
Chevron USA, Inc. 5.050%, 11/15/44	1,050,000	1,408,005
Exxon Mobil Corp.
3.452%, 04/15/51	1,773,000	1,929,670
4.327%, 03/19/50	2,402,000	2,981,401
Hess Corp. 5.600%, 02/15/41 (b)	1,200,000	1,497,930
Occidental Petroleum Corp. 4.500%, 07/15/44	620,000	596,750
Petroleos Mexicanos
5.950%, 01/28/31	210,000	204,015
6.625%, 06/15/35	1,045,000	1,009,209
6.750%, 09/21/47	3,228,000	2,856,780
6.950%, 01/28/60	355,000	314,140
7.690%, 01/23/50	2,440,000	2,348,500

		15,146,400

Packaging & Containers—0.4%
Amcor Finance USA, Inc. 3.625%, 04/28/26	2,625,000	2,877,164
Berry Global, Inc. 1.570%, 01/15/26 (144A)	4,810,000	4,811,443

		7,688,607

Pharmaceuticals—1.5%
AbbVie, Inc.
4.050%, 11/21/39	685,000	795,577
4.250%, 11/21/49	210,000	251,688

Pharmaceuticals—(Continued)
AbbVie, Inc.
4.400%, 11/06/42	2,600,000	3,157,077
4.450%, 05/14/46	1,384,000	1,671,347
4.500%, 05/14/35	254,000	305,942
4.550%, 03/15/35	775,000	940,625
Bayer U.S. Finance LLC
4.250%, 12/15/25 (144A)	1,195,000	1,331,644
4.375%, 12/15/28 (144A)	3,900,000	4,468,067
4.400%, 07/15/44 (144A)	1,205,000	1,374,712
4.625%, 06/25/38 (144A)	1,250,000	1,482,781
4.875%, 06/25/48 (144A) (b)	1,965,000	2,467,229
Cigna Corp.
3.400%, 03/15/51	739,000	771,553
3.875%, 10/15/47	3,350,000	3,741,727
CVS Health Corp.
5.050%, 03/25/48	6,475,000	8,410,220
5.125%, 07/20/45	275,000	357,679

		31,527,868

Pipelines—1.2%
Enbridge Energy Partners L.P. 5.875%, 10/15/25 (b)	850,000	1,002,643
Energy Transfer L.P.
5.000%, 05/15/50	1,425,000	1,647,035
5.150%, 03/15/45 (b)	2,352,000	2,720,244
5.400%, 10/01/47	1,200,000	1,421,697
6.500%, 02/01/42 (b)	3,048,000	3,957,296
Kinder Morgan, Inc. 5.550%, 06/01/45	1,275,000	1,650,641
Plains All American Pipeline L.P. / PAA Finance Corp.
3.800%, 09/15/30	840,000	898,849
4.500%, 12/15/26 (b)	2,500,000	2,808,675
Rockies Express Pipeline LLC 4.950%, 07/15/29 (144A) (b)	3,000,000	3,093,900
Ruby Pipeline LLC 8.000%, 04/01/22 (144A) (b)	2,262,727	2,060,429
Texas Eastern Transmission L.P. 2.800%, 10/15/22 (144A)	3,275,000	3,342,733

		24,604,142

Real Estate Investment Trusts—1.1%
American Campus Communities Operating Partnership L.P.
3.750%, 04/15/23 (b)	1,500,000	1,571,691
4.125%, 07/01/24 (b)	2,750,000	2,993,460
CyrusOne LP / CyrusOne Finance Corp /CyrusOne L.P. 2.150%, 11/01/30 (b)	1,755,000	1,664,995
GLP Capital L.P. / GLP Financing II, Inc.
3.350%, 09/01/24	385,000	407,837
4.000%, 01/15/30	365,000	391,758
5.250%, 06/01/25	1,000,000	1,125,650
5.300%, 01/15/29	265,000	308,725
5.375%, 04/15/26	3,160,000	3,637,192
5.750%, 06/01/28	2,000,000	2,379,717
Healthcare Trust of America Holdings L.P. 3.500%, 08/01/26	1,885,000	2,070,550

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
SL Green Operating Partnership L.P. 3.250%, 10/15/22	2,038,000	$2,097,672
Ventas Realty L.P.
3.125%, 06/15/23	590,000	614,209
3.250%, 10/15/26 (b)	2,500,000	2,709,776

		21,973,232

Retail—0.1%
Alimentation Couche-Tard, Inc. 3.550%, 07/26/27 (144A) (b)	2,750,000	3,022,339

Savings & Loans—0.2%
Nationwide Building Society
3.622%, 3M LIBOR + 1.181%, 04/26/23 (144A) (c)	1,425,000	1,461,240
3.766%, 3M LIBOR + 1.064%, 03/08/24 (144A) (c)	2,820,000	2,961,393

		4,422,633

Semiconductors—0.1%
Intel Corp.
4.100%, 05/19/46 (b)	645,000	776,609
4.750%, 03/25/50 (b)	1,315,000	1,746,873

		2,523,482

Software—0.3%
Oracle Corp.
3.600%, 04/01/50	2,750,000	2,823,844
3.950%, 03/25/51	2,710,000	2,957,935

		5,781,779

Telecommunications—2.5%
AT&T, Inc.
2.550%, 12/01/33 (144A)	6,050,000	5,993,383
3.800%, 12/01/57 (144A) (b)	5,084,000	5,296,930
4.300%, 12/15/42	2,701,000	3,075,367
4.750%, 05/15/46 (b)	1,590,000	1,931,096
4.850%, 03/01/39	1,368,000	1,661,672
5.250%, 03/01/37	2,485,000	3,130,553
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC
3.360%, 09/20/21 (144A)	145,313	146,115
4.738%, 03/20/25 (144A)	7,950,000	8,529,237
5.152%, 03/20/28 (144A)	1,650,000	1,897,005
T-Mobile USA, Inc.
2.550%, 02/15/31 (b)	2,850,000	2,881,920
3.750%, 04/15/27	2,145,000	2,370,225
3.875%, 04/15/30	3,983,000	4,452,277
4.375%, 04/15/40	2,335,000	2,737,321
Verizon Communications, Inc.
2.100%, 03/22/28 (b)	910,000	929,033
2.550%, 03/21/31	2,800,000	2,861,950

Telecommunications—(Continued)
Vodafone Group plc
4.875%, 06/19/49 (b)	2,620,000	3,304,487
5.250%, 05/30/48	1,070,000	1,409,902

		52,608,473

Total Corporate Bonds & Notes (Cost $430,887,274)		458,875,791

Asset-Backed Securities—8.5%

Asset-Backed - Home Equity—1.1%
Asset-Backed Funding Certificates Trust
0.372%, 1M LIBOR + 0.280%, 09/25/36 (c)	2,264,913	2,248,029
0.722%, 1M LIBOR + 0.630%, 03/25/35 (c)	299,377	299,255
JPMorgan Mortgage Acquisition Corp. 0.797%, 1M LIBOR + 0.705%, 06/25/35 (c)	1,585,869	1,585,929
New Century Home Equity Loan Trust 0.872%, 1M LIBOR + 0.780%, 08/25/34 (c)	6,453,871	6,391,437
Option One Mortgage Loan Trust 0.752%, 1M LIBOR + 0.660%, 05/25/35 (c)	1,258,331	1,257,157
Soundview Home Loan Trust 0.302%, 1M LIBOR + 0.210%, 06/25/37 (c)	12,577,343	10,240,811

		22,022,618

Asset-Backed - Other—3.7%
AGL CLO, Ltd. 1.290%, 3M LIBOR + 1.160%, 07/20/34 (144A) (c)	5,400,000	5,402,419
Ameriquest Mortgage Securities, Inc.
0.677%, 1M LIBOR + 0.585%, 03/25/36 (c)	1,984,110	1,974,721
0.842%, 1M LIBOR + 0.750%, 01/25/36 (c)	5,965,000	5,859,908
AMMC CLO, Ltd.
1.226%, 3M LIBOR + 1.050%, 07/24/29 (144A) (c)	4,750,000	4,754,717
1.324%, 3M LIBOR + 1.140%, 10/16/28 (144A) (c)	2,361,875	2,361,929
BSPRT Issuer, Ltd.
1.123%, 1M LIBOR + 1.050%, 09/15/35 (144A) (c)	2,325,931	2,325,931
1.223%, 1M LIBOR + 1.150%, 05/15/29 (144A) (c)	4,115,000	4,112,490
1.423%, 1M LIBOR + 1.350%, 03/15/28 (144A) (c)	4,738,000	4,736,536
CWABS Asset-Backed Certificates Trust 1.142%, 1M LIBOR + 1.050%, 11/25/35 (c)	2,674,917	2,675,971
Dryden XXVI Senior Loan Fund 1.084%, 3M LIBOR + 0.900%, 04/15/29 (144A) (c)	2,275,000	2,274,813
FS Rialto 1.275%, 1M LIBOR + 1.200%, 12/16/36 (144A) (c)	4,520,000	4,505,247
GSAMP Trust 0.772%, 1M LIBOR + 0.680%, 10/25/34 (c)	3,108,391	3,061,207
LCM XIII LP 1.330%, 3M LIBOR + 1.140%, 07/19/27 (144A) (c)	4,700,000	4,701,401
Madison Park Funding, Ltd. 1.104%, 3M LIBOR + 0.920%, 01/22/28 (144A) (c)	1,865,893	1,865,769
Neuberger Berman CLO XX, Ltd. Zero Coupon, 3M LIBOR + 1.650%, 07/15/34 (144A) (c)	5,000,000	5,003,040
Popular ABS Mortgage Pass-Through Trust 0.482%, 1M LIBOR + 0.390%, 02/25/36 (c)	6,308,538	6,265,429
Rockford Tower CLO, Ltd. 1.378%, 3M LIBOR + 1.190%, 10/20/30 (144A) (c)	5,200,000	5,201,851

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Structured Asset Investment Loan Trust 0.892%, 1M LIBOR + 0.800%, 07/25/34 (c)	2,178,218	$2,154,199
Towd Point Mortgage Trust 2.750%, 10/25/56 (144A) (c)	3,841,660	3,900,450
Wellman Park CLO, Ltd. 1.218%, 3M LIBOR + 1.100%, 07/15/34 (144A) (c)	4,750,000	4,749,990

		77,888,018

Asset-Backed - Student Loan—3.7%
Navient Student Loan Trust
1.142%, 1M LIBOR + 1.050%, 07/26/66 (144A) (c)	5,600,000	5,701,633
1.592%, 1M LIBOR + 1.500%, 10/25/58 (c)	2,470,000	2,487,139
SLC Student Loan Trust
0.279%, 3M LIBOR + 0.160%, 09/15/39 (c)	10,735,264	10,520,648
0.279%, 3M LIBOR + 0.160%, 03/15/55 (c)	8,310,000	8,125,328
SLM Student Loan Trust
0.236%, 3M LIBOR + 0.060%, 01/25/22 (c)	7,506,027	7,309,670
0.506%, 3M LIBOR + 0.330%, 01/25/22 (c)	2,927,543	2,870,870
0.546%, 3M LIBOR + 0.370%, 01/25/40 (c)	3,407,545	3,177,938
0.726%, 3M LIBOR + 0.550%, 10/25/64 (144A) (c)	4,886,844	4,911,465
0.842%, 1M LIBOR + 0.750%, 05/26/26 (c)	5,466,223	5,410,711
0.842%, 1M LIBOR + 0.750%, 01/25/45 (144A) (c)	2,740,310	2,779,603
1.276%, 3M LIBOR + 1.100%, 07/25/23 (c)	5,598,139	5,612,136
1.319%, 3M LIBOR + 1.200%, 12/15/33 (144A) (c)	4,135,872	4,138,391
1.676%, 3M LIBOR + 1.500%, 04/25/23 (c)	2,422,405	2,442,857
1.892%, 1M LIBOR + 1.800%, 09/25/43 (c)	5,800,000	5,799,998
Wachovia Student Loan Trust 0.346%, 3M LIBOR + 0.170%, 04/25/40 (144A) (c)	5,645,378	5,542,995

		76,831,382

Total Asset-Backed Securities (Cost $172,916,407)		176,742,018

Mortgage-Backed Securities—4.7%

Collateralized Mortgage Obligations—3.1%
Banc of America Funding Trust 2.500%, 03/25/40 (144A) (c)	1,396,751	1,395,616
CIM Trust
1.951%, 06/25/57 (144A) (c)	8,586,566	8,672,149
2.000%, 05/01/61 (144A) (c)	9,300,000	9,346,500
3.000%, 10/25/59 (144A) (c)	6,757,359	6,596,300
3.750%, 07/25/58 (144A) (c)	4,879,348	4,878,642
Credit Suisse Mortgage Trust
0.372%, 04/27/47 (144A) (c)	986	984
1.048%, 09/27/46 (144A) (c)	861,815	865,589
3.850%, 09/25/57 (144A) (c)	6,290,901	6,572,387
GS Mortgage-Backed Securities Trust 3.750%, 10/25/57 (144A)	5,839,704	6,162,717
Morgan Stanley Resecuritization Trust
0.992%, 1M LIBOR + 0.450%, 08/26/47 (144A) (c)	732,790	734,034
2.929%, 08/26/47 (144A) (c)	2,084,826	2,091,717

Collateralized Mortgage Obligations—(Continued)
Nomura Resecuritization Trust
0.352%, -1 x 1M LIBOR + 0.426%, 02/25/37 (144A) (c)	680,994	664,699
0.612%, 11/26/35 (144A) (c)	1,574,826	1,575,835
PHH Alternative Mortgage Trust 0.692%, 1M LIBOR + 0.600%, 07/25/37 (c)	7,021,144	6,959,713
WaMu Mortgage Pass-Through Certificates Trust
0.672%, 1M LIBOR + 0.580%, 10/25/45 (c)	2,770,660	2,768,576
2.605%, 06/25/34 (c)	4,001,066	4,054,264

		63,339,722

Commercial Mortgage-Backed Securities—1.6%
BAMLL Commercial Mortgage Securities Trust 4.227%, 08/10/38 (144A) (c)	3,265,000	3,738,337
BX Commercial Mortgage Trust 3.202%, 12/09/41 (144A)	895,000	964,150
CALI Mortgage Trust 3.957%, 03/10/39 (144A)	2,200,000	2,504,263
Century Plaza Towers 2.865%, 11/13/39 (144A)	1,730,000	1,842,772
DC Office Trust 2.965%, 09/15/45 (144A)	1,850,000	1,975,409
GB Trust 1.193%, 1M LIBOR + 1.120%, 08/15/37 (144A) (c)	5,490,000	5,495,168
Hudson Yards Mortgage Trust
3.041%, 12/10/41 (144A) (c)	1,850,000	1,991,594
3.228%, 07/10/39 (144A)	1,875,000	2,041,051
JPMorgan Chase Commercial Mortgage Securities Trust 3.397%, 06/05/39 (144A)	2,000,000	2,203,556
MKT Mortgage Trust 2.694%, 02/12/40 (144A)	2,750,000	2,880,149
Natixis Commercial Mortgage Securities Trust 2.966%, 12/15/38 (144A)	1,840,000	1,924,134
One Bryant Park Trust 2.516%, 09/15/54 (144A)	2,390,000	2,474,752
RBS Commercial Funding, Inc. Trust 3.961%, 01/15/32 (144A) (c)	1,205,000	1,277,230
SFAVE Commercial Mortgage Securities Trust
3.872%, 01/05/43 (144A) (c)	1,519,000	1,680,603
4.144%, 01/05/43 (144A) (c)	110,000	120,313

		33,113,481

Total Mortgage-Backed Securities (Cost $94,045,505)		96,453,203

Municipals—0.5%
Miami-Dade County, FL Aviation Revenue 3.555%, 10/01/34	600,000	658,516
New York City Transitional Finance Authority, Future Tax Secured Revenue
4.200%, 11/01/30	1,250,000	1,479,539
5.267%, 05/01/27	2,150,000	2,604,120
New York City, General Obligation Unlimited, Build America Bond 5.968%, 03/01/36	1,750,000	2,434,855

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Municipals—(Continued)

Security Description	Shares/ Principal Amount*	Value
Regents of the University of California Medical Center Pooled Revenue 3.256%, 05/15/60	3,485,000	$3,702,208

Total Municipals (Cost $10,031,597)		10,879,238

Short-Term Investments—9.9%

Mutual Funds—0.4%
State Street Institutional Liquid Reserves Fund, Trust Class, 0.050% (d)	8,263,808	8,265,461

U.S. Treasury—9.5%
U.S. Treasury Bills
0.013%, 08/19/21 (e)	8,745,000	8,744,464
0.013%, 08/26/21 (e)	6,085,000	6,084,579
0.019%, 08/12/21 (b) (e)	81,945,000	81,939,503
0.025%, 10/05/21 (e)	23,370,000	23,367,195
0.032%, 07/20/21 (b) (e)	75,535,000	75,533,007

		195,668,748

Total Short-Term Investments (Cost $203,940,566)		203,934,209

Securities Lending Reinvestments (f)—14.5%

Certificates of Deposit—3.2%
Agricultural Bank of China 0.100%, 07/01/21	2,500,000	2,499,998
Bank of Montreal (Chicago) 0.176%, 1M BSBY + 0.120%, 12/01/21 (c)	13,000,000	13,000,161
Barclays Bank plc 0.100%, 09/09/21	6,000,000	5,999,526
Industrial & Commercial Bank of China Ltd. 0.110%, 07/22/21	5,000,000	4,999,785
Mitsubishi UFJ Trust and Banking Corp. (London)
Zero Coupon, 08/11/21	1,999,131	1,999,680
Zero Coupon, 09/07/21	4,998,339	4,998,650
MUFG Bank Ltd.
Zero Coupon, 09/02/21	998,979	999,750
0.170%, 07/22/21	1,000,000	1,000,030
Natixis S.A. (New York) 0.208%, 3M LIBOR + 0.040%, 02/11/22 (c)	3,000,000	2,999,952
Oversea-Chinese Banking Corp., Ltd.
0.167%, 3M LIBOR + 0.020%, 03/25/22 (c)	5,000,000	5,000,020
Royal Bank of Canada New York 0.240%, 3M LIBOR + 0.040%, 10/05/21 (c)	1,000,000	1,000,177
Sumitomo Mitsui Banking Corp.
0.156%, 1M LIBOR + 0.060%, 12/17/21 (c)	5,000,000	4,999,990
0.158%, 3M LIBOR + 0.030%, 09/10/21 (c)	3,000,000	3,000,072
Sumitomo Mitsui Trust Bank (London) Zero Coupon, 09/01/21	7,996,073	7,998,000

Certificates of Deposit—(Continued)
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 09/14/21	3,997,886	3,998,800
Toronto-Dominion Bank 0.267%, 3M LIBOR + 0.070%, 10/08/21 (c)	2,000,000	1,999,823

		66,494,414

Commercial Paper—0.1%
Bedford Row Funding Corp. 0.266%, 3M LIBOR + 0.080%, 10/21/21 (c)	3,000,000	3,001,218

Repurchase Agreements—5.3%
Barclays Bank plc Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $3,400,019; collateralized by various Common Stock with an aggregate market value of $3,778,067.	3,400,000	3,400,000
BofA Securities, Inc.
Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $13,011,308; collateralized by U.S. Treasury Bond at 2.875%, maturing 05/15/49, and an aggregate market value of $13,271,517.	13,011,290	13,011,290
Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $3,001,050; collateralized by various Common Stock with an aggregate market value of $3,300,001.	3,000,000	3,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $13,005,435; collateralized by U.S. Treasury Obligations at 0.125%, maturing 05/31/23, and various Common Stock with an aggregate market value of $14,298,084.	13,000,000	13,000,000
Deutsche Bank AG, London
Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $1,000,005; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $1,020,001.	1,000,000	1,000,000
Repurchase Agreement dated 06/30/21 at 0.230%, due on 07/01/21 with a maturity value of $10,000,064; collateralized by various Common Stock with an aggregate market value of $11,112,278.	10,000,000	10,000,000
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $6,100,017; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $6,224,507.	6,100,000	6,100,000
Morgan Stanley Repurchase Agreement dated 06/30/21 at 0.500%, due on 10/04/21 with a maturity value of $8,010,667; collateralized by various Common Stock with an aggregate market value of $8,800,133.	8,000,000	8,000,000

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (f)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $5,000,204; collateralized by various Common Stock with an aggregate market value of $5,555,588.	5,000,000	$5,000,000
Natwest Market Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $30,000,042; collateralized by U.S. Treasury Obligations with rates ranging from 1.250% - 8.125%, maturity dates ranging from 08/15/21 - 05/15/51, and an aggregate market value of $30,600,043.	30,000,000	30,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $2,500,119; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $2,777,779.	2,500,000	2,500,000
Royal Bank of Canada Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $5,001,750; collateralized by various Common Stock with an aggregate market value of $5,555,611.	5,000,000	5,000,000
Societe Generale Repurchase Agreement dated 06/30/21 at 0.185%, due on 07/01/21 with a maturity value of $10,000,051; collateralized by various Common Stock with an aggregate market value of $11,111,465.	10,000,000	10,000,000

		110,011,290

Time Deposits—1.7%
ABN AMRO Bank NV 0.080%, 07/01/21	13,000,000	13,000,000
DZ Bank AG 0.040%, 07/01/21	10,000,000	10,000,000
Landesbank Baden-Wuettertemberg (London) 0.130%, 07/01/21	1,300,000	1,300,000
National Bank of Canada 0.130%, OBFR + 0.050%, 07/07/21 (c)	5,000,000	5,000,000
Royal Bank of Canada 0.030%, 07/01/21	5,000,000	5,000,000

		34,300,000

Mutual Funds—4.2%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (d)	50,000,000	50,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (d)	25,000,000	25,000,000

Mutual Funds—(Continued)
SSgA Institutional U.S. Government Money Market Fund, Premier Class 0.030% (d)	1,000,000	1,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (d)	10,000,000	10,000,000
U.S. Government Money Market Fund, Institutional Share 0.010% (d)	1,000,000	1,000,000

		87,000,000

Total Securities Lending Reinvestments (Cost $300,805,569)		300,806,922

Total Investments—133.2% (Cost $2,706,491,264)		2,758,493,314
Other assets and liabilities (net)—(33.2)%		(687,344,250)

Net Assets—100.0%		$2,071,149,064

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $304,496,372 and the collateral received consisted of cash in the amount of $300,801,698 and non-cash collateral with a value of $9,475,978. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government and agency securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(d)	The rate shown represents the annualized seven-day yield as of June 30, 2021.
(e)	The rate shown represents current yield to maturity.
(f)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2021, the market value of 144A securities was $274,493,464, which is 13.3% of net assets.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note Ultra 10 Year Futures	09/21/21	1	USD	147,203	$2,576

Futures Contracts—Short
U.S. Treasury Note 2 Year Futures	09/30/21	(92)	USD	(20,269,469)	36,475

Net Unrealized Appreciation					$39,051

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(BSBY)—	Bloomberg Short-Term Bank Yield Index
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,510,801,933	$—	$1,510,801,933
Total Corporate Bonds & Notes*	—	458,875,791	—	458,875,791
Total Asset-Backed Securities*	—	176,742,018	—	176,742,018
Total Mortgage-Backed Securities*	—	96,453,203	—	96,453,203
Total Municipals*	—	10,879,238	—	10,879,238
Short-Term Investments
Mutual Funds	8,265,461	—	—	8,265,461
U.S. Treasury	—	195,668,748	—	195,668,748
Total Short-Term Investments	8,265,461	195,668,748	—	203,934,209
Securities Lending Reinvestments
Certificates of Deposit	—	66,494,414	—	66,494,414
Commercial Paper	—	3,001,218	—	3,001,218
Repurchase Agreements	—	110,011,290	—	110,011,290
Time Deposits	—	34,300,000	—	34,300,000
Mutual Funds	87,000,000	—	—	87,000,000
Total Securities Lending Reinvestments	87,000,000	213,806,922	—	300,806,922
Total Investments	$95,265,461	$2,663,227,853	$—	$2,758,493,314

Collateral for Securities Loaned (Liability)	$—	$(300,801,698)	$—	$(300,801,698)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$39,051	$—	$—	$39,051

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$2,758,493,314
Cash collateral for futures contracts	3,372,000
Receivable for:
Investments sold	32,492,286
TBA securities sold	432,809,832
Principal paydowns	140
Dividends and interest	5,719,147

Total Assets	3,232,886,719
Liabilities
Collateral for securities loaned	300,801,698
Payables for:
Investments purchased	19,316,228
TBA securities purchased	840,553,109
Fund shares redeemed	17,982
Variation margin on futures contracts	1,677
Accrued Expenses:
Management fees	707,679
Distribution and service fees	67
Deferred trustees’ fees	121,044
Other expenses	218,171

Total Liabilities	1,161,737,655

Net Assets	$2,071,149,064

Net Assets Consist of:
Paid in surplus	$2,024,061,389
Distributable earnings (Accumulated losses)	47,087,675

Net Assets	$2,071,149,064

Net Assets
Class A	$2,070,821,295
Class B	327,769
Capital Shares Outstanding*
Class A	201,448,729
Class B	31,852
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.28
Class B	10.29

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,706,491,264.
(b)	Includes securities loaned at value of $304,496,372.

Statement of Operations

Period Ended June 30, 2021 (Unaudited)

Investment Income
Dividends	$4,496
Interest	14,374,642
Securities lending income	266,697

Total investment income	14,645,835
Expenses
Management fees	5,129,093
Administration fees	38,749
Custodian and accounting fees	67,684
Distribution and service fees—Class B	426
Audit and tax services	37,748
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	26,812
Insurance	6,521
Miscellaneous	8,799

Total expenses	5,367,232
Less management fee waiver	(1,204,555)

Net expenses	4,162,677

Net Investment Income	10,483,158

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(12,760,205)
Futures contracts	(2,346)

Net realized gain (loss)	(12,762,551)

Net change in unrealized appreciation (depreciation) on:
Investments	(15,499,764)
Futures contracts	39,561

Net change in unrealized appreciation (depreciation)	(15,460,203)

Net realized and unrealized gain (loss)	(28,222,754)

Net Increase (Decrease) in Net Assets From Operations	$(17,739,596)

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Statement of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$10,483,158	$31,088,909
Net realized gain (loss)	(12,762,551)	100,306,716
Net change in unrealized appreciation (depreciation)	(15,460,203)	29,891,890

Increase (decrease) in net assets from operations	(17,739,596)	161,287,515

From Distributions to Shareholders
Class A	(130,937,197)	(55,109,171)
Class B	(19,431)	(14,940)

Total distributions	(130,956,628)	(55,124,111)

Increase (decrease) in net assets from capital share transactions	443,641,905	(161,936,001)

Total increase (decrease) in net assets	294,945,681	(55,772,597)

Net Assets
Beginning of period	1,776,203,383	1,831,975,980

End of period	$2,071,149,064	$1,776,203,383

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	28,844,315	$315,567,694	1,496,175	$16,396,211
Reinvestments	12,811,859	130,937,197	5,112,168	55,109,171
Redemptions	(260,162)	(2,813,348)	(21,429,088)	(233,292,183)

Net increase (decrease)	41,396,012	$443,691,543	(14,820,745)	$(161,786,801)

Class B
Sales	2,203	$24,059	8,903	$96,414
Reinvestments	1,899	19,431	1,386	14,940
Redemptions	(8,491)	(93,128)	(23,715)	(260,554)

Net increase (decrease)	(4,389)	$(49,638)	(13,426)	$(149,200)

Increase (decrease) derived from capital shares transactions		$443,641,905		$(161,936,001)

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.10		$10.47	$9.98	$10.22	$10.10	$9.95

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.06		0.19	0.27	0.26	0.20	0.16
Net realized and unrealized gain (loss)	(0.19)		0.80	0.58	(0.24)	0.12	0.07

Total income (loss) from investment operations	(0.13)		0.99	0.85	0.02	0.32	0.23

Less Distributions
Distributions from net investment income	(0.19)		(0.36)	(0.36)	(0.26)	(0.18)	(0.08)
Distributions from net realized capital gains	(0.50)		0.00	0.00	0.00	(0.02)	0.00

Total distributions	(0.69)		(0.36)	(0.36)	(0.26)	(0.20)	(0.08)

Net Asset Value, End of Period	$10.28		$11.10	$10.47	$9.98	$10.22	$10.10

Total Return (%) (b)	(1.10	)(c)	9.54	8.64	0.23	3.17	2.33

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	(d)	0.58	0.57	0.57	0.57	0.57
Net ratio of expenses to average net assets (%) (e)	0.45	(d)	0.45	0.45	0.44	0.43	0.43
Ratio of net investment income (loss) to average net assets (%)	1.12	(d)	1.75	2.63	2.59	1.98	1.56
Portfolio turnover rate (%)	230	(c)(f)	352 (f)	232 (f)	262 (f)	308 (f)	298 (f)
Net assets, end of period (in millions)	$2,070.8		$1,775.8	$1,831.5	$2,057.7	$2,238.8	$2,210.4

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.07		$10.45	$9.96	$10.19	$10.09	$9.95

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.05		0.16	0.24	0.23	0.18	0.14
Net realized and unrealized gain (loss)	(0.18)		0.79	0.59	(0.23)	0.11	0.08

Total income (loss) from investment operations	(0.13)		0.95	0.83	0.00	0.29	0.22

Less Distributions
Distributions from net investment income	(0.15)		(0.33)	(0.34)	(0.23)	(0.17)	(0.08)
Distributions from net realized capital gains	(0.50)		0.00	0.00	0.00	(0.02)	0.00

Total distributions	(0.65)		(0.33)	(0.34)	(0.23)	(0.19)	(0.08)

Net Asset Value, End of Period	$10.29		$11.07	$10.45	$9.96	$10.19	$10.09

Total Return (%) (b)	(1.15	)(c)	9.14	8.39	0.07	2.82	2.21

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	(d)	0.83	0.82	0.82	0.82	0.82
Net ratio of expenses to average net assets (%) (e)	0.70	(d)	0.70	0.70	0.69	0.68	0.68
Ratio of net investment income (loss) to average net assets (%)	0.86	(d)	1.48	2.38	2.34	1.73	1.34
Portfolio turnover rate (%)	230	(c)(f)	352 (f)	232 (f)	262 (f)	308 (f)	298 (f)
Net assets, end of period (in millions)	$0.3		$0.4	$0.5	$0.5	$0.6	$0.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 127%, 207%, 203%, 198%, 207% and 193% for the six months ended June 30, 2021, the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is TCW Core Fixed Income Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options

BHFTI-18

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded over-the-counter (“OTC”) are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes

BHFTI-19

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

BHFTI-20

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $110,011,290, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

BHFTI-21

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2021
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(44,601,753)	$—	$—	$—	$(44,601,753)
U.S. Treasury	(59,139,000)	—	—	—	(59,139,000)
U.S. Treasury & Government Agencies	(197,060,945)	—	—	—	(197,060,945)
Total Borrowings	$(300,801,698)	$—	$—	$—	$(300,801,698)
Gross amount of recognized liabilities for securities lending transactions					$(300,801,698)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at

BHFTI-22

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2021 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a)	$39,051

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$(2,346)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$39,561

For the six months ended June 30, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$147,094
Futures contracts short	(22,022,656)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities

BHFTI-23

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

BHFTI-24

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$4,864,344,976	$246,580,660	$4,591,484,229	$143,827,135

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2021 were as follows:

Purchases	Sales
$2,740,099,460	$2,568,521,434

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.550% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2021 were $5,129,093.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. TCW Investment Management Company is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	Of the first $500 million
0.150%	Of the next $1.5 billion
0.200%	On amounts in excess of $2 billion

An identical agreement was in place for the period from April 30, 2020 through April 30, 2021. Amounts waived for the six months ended June 30, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

BHFTI-25

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$2,706,778,350

Gross unrealized appreciation	54,929,481
Gross unrealized depreciation	(3,048,517)

Net unrealized appreciation (depreciation)	$51,880,964

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$55,124,111	$64,313,644	$—	$—	$55,124,111	$64,313,644

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$106,241,846	$23,900,106	$65,751,984	$—	$195,893,936

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio utilized accumulated long-term capital losses of $957,309.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-26

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-27

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Managed by Victory Capital Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A, B, and E shares of the Victory Sycamore Mid Cap Value Portfolio returned 23.05%, 22.89%, and 22.95%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index¹, returned 19.45%.

MARKET ENVIRONMENT / CONDITIONS

The month of March marked the one-year anniversary of the market bottom following a violent sell-off a year earlier. It is remarkable to think that more than a year into the pandemic, the U.S. equity market has recouped all of its losses and continues to advance at a stunning pace. For perspective, it took the S&P 500 Index 148 days to reach parity (trough to pre-pandemic peak level) from the March 2020 low, compared to 1,480 days for the Great Financial Crisis. The first quarter of 2021 continued the trend of strong equity performance, with all major indices posting positive returns. Despite the headline-heavy quarter, investors appeared to increasingly look beyond the pandemic, to a return to some form of normalcy.

The U.S. equity market continued its upward momentum during the second quarter, with the S&P 500 Index posting a positive return (+8.55%) for the fifth consecutive quarter since the pandemic-induced sell-off. Gains made in the second quarter resulted in the broad-market index being up 15.25% for the first half of the year.

The usual suspects contributed to the generally bullish sentiment that continued to drive the market. These included the continuation of massive central bank liquidity, fiscal stimulus, decrease in COVID-19 cases, reopening across the country, and positive corporate commentary. Central bank liquidity remained staggering, with the Federal Reserve’s (the “Fed”) balance sheet surpassing $8 trillion during the quarter. That number is expected to hit $9 trillion in 2022, which would represent roughly 39% of gross domestic product. The fiscal response also remained accommodative. By the end of the second quarter, the Biden administration suggested that they had reached an agreement with a bipartisan group of legislators on a $1.2 trillion fiscal package over eight years, which would include $579 billion aimed at traditional infrastructure. However, its passage remains unclear given some Democrats’ insistence that a separate package must be drawn up to include funding for climate change and human infrastructure. Corporate commentary was also positive as management teams became increasingly optimistic on the pace of economic recovery. That was reflected in the positive price action across economic sectors during the second quarter. While the narrative remains constructive, potential risks to the current backdrop are beginning to emerge.

Chief among those is the prospect for “sticky” inflation. While the Fed has remained persistent in their message that the uptick in inflation is “transitory,” there are signs that inflationary pressures are becoming more widespread, which are progressively challenging that claim. Inflation expectations continue to trend higher, with management teams increasingly discussing the topic on earnings calls. Rising input costs and labor shortages are key topics. The former is impacting capital allocation decisions for some companies. The latter is exerting upward pressure on wages. The takeaway from such commentary is that these are beginning to feed through the system. Fed tapering (reduction of the rate at which the Fed accumulates new assets on its balance sheet under a policy of quantitative easing) was another topic that gained steam during the second quarter, which is generally perceived to be a risk to equities. However, the market managed to shrug that off, with some market pundits crediting the Fed with having done a better job of setting expectations on timing this time around. The Fed has also attempted to assuage concerns by insisting that it has the necessary tools to combat inflation if in fact it becomes less fleeting. What’s unclear, however, is whether there is political will in Washington to quell inflation even if unemployment is not below the Fed’s desired rate. Time will tell whether inflation makes a comeback after several decades of hibernation.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the period, the Portfolio outperformed its benchmark, with stock selection being the primary driver of relative outperformance. Sector allocation also had a positive impact on relative return. Sector weighting is a by-product of the bottom-up security selection process and not a result of top-down tactical decisions. Index returns were positive across each of the 11 major economic sectors, with five sectors outpacing the broader Russell Midcap Value Index. Energy was the top-performing sector, posting a return of 49.71%. By contrast, Utilities was the worst-performing sector and significantly lagged the broader Index, returning 3.49%.

Specifically, for the Portfolio, stock selection in Industrials was the largest contributor for the six-month period ended June 30, 2021. Stock selection in Information Technology, Communication Services, Energy and Health Care were also additive for the period. An underweight in Utilities and Health Care, as well as an overweight in Materials, also contributed to relative return. Conversely, stock selection in Consumer Discretionary and Financials detracted from relative return for the period. The Portfolio’s cash position was also a slight drag on performance.

American Financial Group was the top contributor year-to-date. In January, the company announced that it was selling its annuity business to MassMutual for $3.5 billion. The deal was welcomed by investors. The insurer closed on the sale of its annuity business during the second quarter and declared a $14 special dividend. With the sale, American Financial Group can focus on its higher-margin property & casualty segment and should trade at a higher premium versus some of its more diversified peers. Company management has a history of returning excess cash to shareholders. Additionally, the company has a successful track record of pursuing bolt-on acquisitions. Therefore, we anticipate that management will find ways to create value with the remaining proceeds from the sale of its annuity business.

BHFTI-1

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Managed by Victory Capital Management Inc.

Portfolio Manager Commentary*—(Continued)

Steel Dynamics was another top contributor year-to-date. The Indiana-based company is benefiting from the persistent appreciation in steel prices. Consequently, the company’s earnings in the first quarter of 2021 exceeded consensus expectations. Management noted that steel demand remains strong, especially from the automotive, construction and industrials industries. Steel Dynamics also repurchased $300 million of its stock during the second quarter—highlighting management’s desire to return cash to shareholders. We trimmed the position on relative strength during the period.

Shares of Las Vegas Sands, a leading gaming operator, have continued to underperform the market given the company’s significant exposure to Macau. Despite low COVID-19 case counts and increased vaccinations, the Chinese government has taken a zero-tolerance approach with respect to the reopening of the economy. Therefore, Macau remains closed to mainland Chinese and visitors from Hong Kong and abroad. Timing of full reopening remains uncertain. However, we believe that there should be significant pent-up demand when restrictions are lifted, which positions the company well for a recovery. Our thesis remained unchanged at period end.

Leidos Holdings, an IT services company leveraged by the U.S. government, as well as medical and engineering fields was another detractor. The company reported fourth quarter results that were below consensus. Additionally, guidance for 2021 was lighter than expected, which likely fueled investor concerns about the growth outlook for the company. The revenue shortfall was attributed to the delay in the Next Generation Enterprise Network. Under this project, Leidos will operate and maintain data networks for the Department of the Navy. The project is expected to ramp up in the second and third quarters, which should drive revenue higher. Additionally, higher-than-expected COVID-19 related impacts contributed to the organic revenue decline during the fourth quarter. Despite the disappointing first-quarter earnings result, we continued to believe that Leidos is well-positioned in the national security ecosystem and should benefit from the heightened focus on unmanned systems, hypersonics, and digital modernization within the security apparatus. Our thesis for the company remained unchanged at period end.

The Portfolio’s turnover for the six-month period ended June 30, 2021, was 18%. Year-to-date, there have been 9 new positions initiated and 11 positions eliminated.

As of June 30, 2021, the Portfolio had 73 holdings. The Portfolio was overweight in Industrials, Materials and Consumer Staples. Conversely, the Portfolio was underweight in Utilities, Health Care, Communication Services, Financials, Consumer Discretionary, Real Estate, Information Technology and Energy.

Gary H. Miller

Gregory M. Connors

Jeffrey M. Graff

James M. Albers

Michael F. Rodarte

Portfolio Managers

Victory Capital Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year	Since Inception[1]
Victory Sycamore Mid Cap Value Portfolio
Class A	23.05	56.38	13.96	10.20	—
Class B	22.89	55.94	13.68	9.92	—
Class E	22.95	56.20	13.78	—	11.42
Russell Midcap Value Index	19.45	53.06	11.79	11.74	—

1 Inception dates of the Class A, Class B and Class E shares are 8/20/1997, 4/3/2001 and 4/25/2012, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
Textron, Inc.	2.4
BorgWarner, Inc.	2.2
Alleghany Corp.	2.1
American Financial Group, Inc.	2.0
Archer-Daniels-Midland Co.	2.0
Hershey Co. (The)	1.9
Tyson Foods, Inc. - Class A	1.7
Quest Diagnostics, Inc.	1.7
W.R. Berkley Corp.	1.7
Avery Dennison Corp.	1.7

Top Sectors

% of Net Assets
Industrials	23.1
Financials	14.6
Materials	11.6
Consumer Discretionary	10.0
Information Technology	8.8
Consumer Staples	8.2
Real Estate	7.4
Energy	5.9
Health Care	5.5
Utilities	2.4

BHFTI-3

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Victory Sycamore Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.59%	$1,000.00	$1,230.50	$3.26
	Hypothetical*	0.59%	$1,000.00	$1,021.87	$2.96

Class B (a)	Actual	0.84%	$1,000.00	$1,228.90	$4.64
	Hypothetical*	0.84%	$1,000.00	$1,020.63	$4.21

Class E (a)	Actual	0.74%	$1,000.00	$1,229.50	$4.09
	Hypothetical*	0.74%	$1,000.00	$1,021.13	$3.71

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—98.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.4%
Textron, Inc.	385,700	$26,524,589

Airlines—1.6%
Alaska Air Group, Inc. (a)	290,000	17,489,900

Auto Components—3.4%
Aptiv plc (a)	80,700	12,696,531
BorgWarner, Inc. (b)	494,300	23,993,322

		36,689,853

Banks—4.0%
Huntington Bancshares, Inc. (b)	841,684	12,010,831
Prosperity Bancshares, Inc.	195,600	14,044,080
Zions Bancorp N.A. (b)	340,000	17,972,400

		44,027,311

Building Products—1.2%
Owens Corning	132,800	13,001,120

Capital Markets—1.3%
Bank of New York Mellon Corp. (The)	272,000	13,934,560

Chemicals—5.2%
Corteva, Inc.	256,000	11,353,600
Eastman Chemical Co.	118,200	13,799,850
International Flavors & Fragrances, Inc.	120,000	17,928,000
Westlake Chemical Corp.	152,000	13,693,680

		56,775,130

Commercial Services & Supplies—0.9%
Republic Services, Inc.	90,000	9,900,900

Communications Equipment—1.2%
Motorola Solutions, Inc.	59,000	12,794,150

Containers & Packaging—4.1%
AptarGroup, Inc. (b)	71,500	10,070,060
Avery Dennison Corp.	87,000	18,290,880
Packaging Corp. of America	117,700	15,938,934

		44,299,874

Electric Utilities—2.4%
Alliant Energy Corp.	254,000	14,163,040
Xcel Energy, Inc. (b)	178,000	11,726,640

		25,889,680

Electrical Equipment—2.8%
Hubbell, Inc. (b)	86,900	16,236,396
Vertiv Holdings Co. (b)	505,000	13,786,500

		30,022,896

Electronic Equipment, Instruments & Components—2.4%
Amphenol Corp. - Class A (b)	172,000	11,766,520
Flex, Ltd. (a)	815,200	14,567,624

		26,334,144

Equity Real Estate Investment Trusts—9.6%
Alexandria Real Estate Equities, Inc. (b)	60,000	10,916,400
American Homes 4 Rent - Class A	405,000	15,734,250
Americold Realty Trust (b)	305,000	11,544,250
Camden Property Trust (b)	101,000	13,399,670
Equity LifeStyle Properties, Inc. (b)	182,000	13,524,420
Highwoods Properties, Inc. (b)	253,500	11,450,595
Lamar Advertising Co. - Class A	159,800	16,686,316
National Retail Properties, Inc.	252,000	11,813,760

		105,069,661

Food & Staples Retailing—1.7%
Sysco Corp. (b)	231,400	17,991,350

Food Products—5.6%
Archer-Daniels-Midland Co.	353,400	21,416,040
Hershey Co. (The)	116,000	20,204,880
Tyson Foods, Inc. - Class A	257,000	18,956,320

		60,577,240

Health Care Equipment & Supplies—3.0%
Cooper Cos., Inc. (The)	39,100	15,494,157
Hill-Rom Holdings, Inc. (b)	152,500	17,322,475

		32,816,632

Health Care Providers & Services—2.5%
Molina Healthcare, Inc. (a)	34,000	8,604,040
Quest Diagnostics, Inc. (b)	141,000	18,607,770

		27,211,810

Hotels, Restaurants & Leisure—3.0%
Las Vegas Sands Corp. (a)	292,000	15,385,480
Yum! Brands, Inc.	154,700	17,795,141

		33,180,621

Insurance—9.3%
Alleghany Corp. (a)	34,700	23,147,329
American Financial Group, Inc.	173,700	21,663,864
Arthur J. Gallagher & Co.	82,900	11,612,632
Everest Re Group, Ltd.	68,600	17,287,886
Old Republic International Corp.	361,000	8,992,510
W.R. Berkley Corp.	247,800	18,443,754

		101,147,975

IT Services—4.3%
DXC Technology Co. (a)	397,900	15,494,226
Genpact, Ltd.	375,000	17,036,250
MAXIMUS, Inc. (b)	167,600	14,743,772

		47,274,248

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—8.1%
AGCO Corp.	117,000	$15,254,460
Lincoln Electric Holdings, Inc. (b)	74,000	9,746,540
Middleby Corp. (The) (a)	86,500	14,986,990
Oshkosh Corp. (b)	112,200	13,984,608
Parker-Hannifin Corp.	48,400	14,864,124
Toro Co. (The) (b)	121,000	13,295,480
Xylem, Inc.	47,800	5,734,088

		87,866,290

Media—1.3%
Interpublic Group of Cos., Inc. (The)	420,000	13,645,800

Metals & Mining—2.3%
Reliance Steel & Aluminum Co.	83,700	12,630,330
Steel Dynamics, Inc. (b)	212,200	12,647,120

		25,277,450

Oil, Gas & Consumable Fuels—4.6%
Cimarex Energy Co.	206,800	14,982,660
Devon Energy Corp.	623,000	18,185,370
Valero Energy Corp. (b)	221,500	17,294,720

		50,462,750

Professional Services—2.4%
Leidos Holdings, Inc.	128,000	12,940,800
ManpowerGroup, Inc.	113,300	13,472,503

		26,413,303

Road & Rail—2.7%
J.B. Hunt Transport Services, Inc. (b)	90,200	14,698,090
Landstar System, Inc.	94,000	14,853,880

		29,551,970

Specialty Retail—2.3%
AutoNation, Inc. (a)	80,800	7,660,648
Ross Stores, Inc.	137,200	17,012,800

		24,673,448

Technology Hardware, Storage & Peripherals—0.9%
Hewlett Packard Enterprise Co.	672,000	9,797,760

Textiles, Apparel & Luxury Goods—1.3%
VF Corp.	179,000	14,685,160

Trading Companies & Distributors—1.0%
United Rentals, Inc. (a)	34,200	10,910,142

Total Common Stocks (Cost $839,785,146)		1,076,237,717

Short-Term Investment—1.1%
Security Description	Principal Amount*	Value

Repurchase Agreement—1.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $12,204,492; collateralized by U.S. Treasury Note at 0.375%, maturing 04/15/24, with a market value of $12,448,658.	12,204,492	$12,204,492

Total Short-Term Investments (Cost $12,204,492)		12,204,492

Securities Lending Reinvestments (c)—11.4%

Certificates of Deposit—0.9%
Agricultural Bank of China 0.100%, 07/01/21	300,000	300,000
Bank of Montreal (Chicago) 0.176%, 1M BSBY + 0.120%, 12/01/21 (d)	1,000,000	1,000,012
Cooperatieve Rabobank UA 0.228%, 3M LIBOR + 0.040%, 01/11/22 (d)	3,000,000	3,000,870
Oversea-Chinese Banking Corp., Ltd. 0.167%, 3M LIBOR + 0.020%, 03/25/22 (d)	1,000,000	1,000,004
Sumitomo Mitsui Banking Corp. 0.158%, 3M LIBOR + 0.030%, 09/10/21 (d)	2,000,000	2,000,048
Toronto-Dominion Bank 0.267%, 3M LIBOR + 0.070%, 10/08/21 (d)	2,000,000	1,999,823

		9,300,757

Repurchase Agreements—7.6%
Barclays Bank plc
Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $10,000,056; collateralized by various Common Stock with an aggregate market value of $11,111,963.	10,000,000	10,000,000
Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $1,500,525; collateralized by various Common Stock with an aggregate market value of $1,667,002.	1,500,000	1,500,000
Barclays Capital, Inc. Repurchase Agreement dated 06/30/21 at 0.030%, due on 07/01/21 with a maturity value of $3,578,095; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/29 - 11/15/43, and an aggregate market value of $3,649,654.	3,578,092	3,578,092
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $5,000,007; collateralized by U.S. Government Agency Obligations with rates ranging from 0.920% - 7.500%, maturity dates ranging from 11/01/23 - 06/20/71, and an aggregate market value of $5,100,000.	5,000,000	5,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/30/21 at 0.060%, due on 07/01/21 with a maturity value of $5,000,008; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 6.125%, maturity dates ranging from 08/15/29 - 02/15/31, and an aggregate market value of $5,100,002.	5,000,000	5,000,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $3,001,254; collateralized by U.S. Treasury Obligations at 2.000%, maturing 11/30/22, and various Common Stock with an aggregate market value of $3,294,682.	3,000,000	$3,000,000
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $2,000,836; collateralized by U.S. Treasury Obligations at 0.125%, maturing 05/31/23, and various Common Stock with an aggregate market value of $2,199,056.	2,000,000	2,000,000
Deutsche Bank AG, London
Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $1,500,007; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $1,530,001.	1,500,000	1,500,000
Repurchase Agreement dated 06/30/21 at 0.230%, due on 07/01/21 with a maturity value of $15,000,096; collateralized by various Common Stock with an aggregate market value of $16,668,418.	15,000,000	15,000,000
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $9,200,026; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $9,387,781.	9,200,000	9,200,000
Morgan Stanley Repurchase Agreement dated 06/30/21 at 0.500%, due on 10/04/21 with a maturity value of $2,002,667; collateralized by various Common Stock with an aggregate market value of $2,200,033.	2,000,000	2,000,000
National Bank of Canada Repurchase Agreement dated 06/30/21 at 0.210%, due on 07/07/21 with a maturity value of $15,000,613; collateralized by various Common Stock with an aggregate market value of $16,666,764.	15,000,000	15,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $600,029; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $666,667.	600,000	600,000
Societe Generale Repurchase Agreement dated 06/30/21 at 0.180%, due on 07/01/21 with a maturity value of $10,000,050; collateralized by various Common Stock with an aggregate market value of $11,111,343.	10,000,000	10,000,000

		83,378,092

Time Deposits—0.8%
ABN AMRO Bank NV 0.080%, 07/01/21	3,000,000	3,000,000
Landesbank Baden-Wuettertemberg (London) 0.130%, 07/01/21	4,700,000	4,700,000
National Bank of Canada 0.130%, OBFR + 0.050%, 07/07/21 (d)	1,000,000	1,000,000

		8,700,000

Mutual Funds—2.1%
BlackRock Liquidity Funds FedFund, Institutional Shares 0.030% (e)	8,000,000	8,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (e)	5,000,000	5,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (e)	10,000,000	10,000,000

		23,000,000

Total Securities Lending Reinvestments (Cost $124,378,092)		124,378,849

Total Investments—111.3% (Cost $976,367,730)		1,212,821,058
Other assets and liabilities (net)—(11.3)%		(123,092,847)

Net Assets—100.0%		$1,089,728,211

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $122,004,654 and the collateral received consisted of cash in the amount of $124,378,092. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2021.

Glossary of Abbreviations

Index Abbreviations

(BSBY)—	Bloomberg Short-Term Bank Yield Index
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,076,237,717	$—	$—	$1,076,237,717
Total Short-Term Investment*	—	12,204,492	—	12,204,492
Securities Lending Reinvestments
Certificates of Deposit	—	9,300,757	—	9,300,757
Repurchase Agreements	—	83,378,092	—	83,378,092
Time Deposits	—	8,700,000	—	8,700,000
Mutual Funds	23,000,000	—	—	23,000,000
Total Securities Lending Reinvestments	23,000,000	101,378,849	—	124,378,849
Total Investments	$1,099,237,717	$113,583,341	$—	$1,212,821,058

Collateral for Securities Loaned (Liability)	$—	$(124,378,092)	$—	$(124,378,092)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$1,212,821,058
Receivable for:
Investments sold	1,512,087
Fund shares sold	177,396
Dividends	1,359,653

Total Assets	1,215,870,194
Liabilities
Collateral for securities loaned	124,378,092
Payables for:
Investments purchased	19,350
Fund shares redeemed	719,554
Accrued Expenses:
Management fees	504,126
Distribution and service fees	153,457
Deferred trustees’ fees	208,165
Other expenses	159,239

Total Liabilities	126,141,983

Net Assets	$1,089,728,211

Net Assets Consist of:
Paid in surplus	$770,904,579
Distributable earnings (Accumulated losses)	318,823,632

Net Assets	$1,089,728,211

Net Assets
Class A	$343,828,254
Class B	717,557,879
Class E	28,342,078
Capital Shares Outstanding*
Class A	15,292,337
Class B	32,720,031
Class E	1,274,986
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$22.48
Class B	21.93
Class E	22.23

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $976,367,730.
(b)	Includes securities loaned at value of $122,004,654.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends	$13,013,349
Securities lending income	106,374

Total investment income	13,119,723
Expenses
Management fees	3,451,961
Administration fees	24,559
Custodian and accounting fees	31,081
Distribution and service fees—Class B	890,990
Distribution and service fees—Class E	20,607
Audit and tax services	22,259
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	45,456
Insurance	3,133
Miscellaneous	6,294

Total expenses	4,547,740
Less management fee waiver	(486,525)
Less broker commission recapture	(14,392)

Net expenses	4,046,823

Net Investment Income	9,072,900

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	74,678,293
Net change in unrealized appreciation on investments	134,326,782

Net realized and unrealized gain (loss)	209,005,075

Net Increase (Decrease) in Net Assets From Operations	$218,077,975

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$9,072,900	$12,998,448
Net realized gain (loss)	74,678,293	27,774,411
Net change in unrealized appreciation (depreciation)	134,326,782	31,902,440

Increase (decrease) in net assets from operations	218,077,975	72,675,299

From Distributions to Shareholders
Class A	(13,363,803)	(18,942,425)
Class B	(27,300,624)	(43,719,184)
Class E	(1,080,085)	(1,660,055)

Total distributions	(41,744,512)	(64,321,664)

Increase (decrease) in net assets from capital share transactions	(65,148,501)	(9,370,448)

Total increase (decrease) in net assets	111,184,962	(1,016,813)

Net Assets
Beginning of period	978,543,249	979,560,062

End of period	$1,089,728,211	$978,543,249

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	397,883	$8,997,748	647,534	$9,507,410
Reinvestments	588,973	13,363,803	1,254,465	18,942,425
Redemptions	(1,090,333)	(24,267,027)	(1,854,551)	(30,406,535)

Net increase (decrease)	(103,477)	$(1,905,476)	47,448	$(1,956,700)

Class B
Sales	868,635	$18,942,120	2,693,061	$38,726,406
Reinvestments	1,233,648	27,300,624	2,964,012	43,719,184
Redemptions	(5,041,872)	(108,473,109)	(5,416,638)	(88,789,799)

Net increase (decrease)	(2,939,589)	$(62,230,365)	240,435	$(6,344,209)

Class E
Sales	49,933	$1,089,376	60,167	$896,177
Reinvestments	48,154	1,080,085	111,115	1,660,055
Redemptions	(146,369)	(3,182,121)	(221,088)	(3,625,771)

Net increase (decrease)	(48,282)	$(1,012,660)	(49,806)	$(1,069,539)

Increase (decrease) derived from capital shares transactions		$(65,148,501)		$(9,370,448)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$19.00		$19.09	$15.46	$20.89	$19.25	$17.61

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.20		0.28	0.28	0.24	0.16	0.21 (b)
Net realized and unrealized gain (loss)	4.19		0.90	4.17	(1.86)	1.71	2.45

Total income (loss) from investment operations	4.39		1.18	4.45	(1.62)	1.87	2.66

Less Distributions
Distributions from net investment income	(0.30)		(0.28)	(0.24)	(0.17)	(0.23)	(0.16)
Distributions from net realized capital gains	(0.61)		(0.99)	(0.58)	(3.64)	0.00	(0.86)

Total distributions	(0.91)		(1.27)	(0.82)	(3.81)	(0.23)	(1.02)

Net Asset Value, End of Period	$22.48		$19.00	$19.09	$15.46	$20.89	$19.25

Total Return (%) (c)	23.05	(d)	7.87	29.35	(9.95)	9.77	15.78

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	(e)	0.70	0.69	0.69	0.68	0.68
Net ratio of expenses to average net assets (%) (f)	0.59	(e)	0.60	0.60	0.60	0.65 (g)	0.66
Ratio of net investment income (loss) to average net assets (%)	1.88	(e)	1.69	1.56	1.25	0.83	1.18 (b)
Portfolio turnover rate (%)	16	(d)	39	32	32	140	32
Net assets, end of period (in millions)	$343.8		$292.6	$293.0	$253.9	$309.4	$312.8

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$18.54		$18.65	$15.12	$20.50	$18.90	$17.30

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.17		0.23	0.23	0.19	0.10	0.17 (b)
Net realized and unrealized gain (loss)	4.08		0.88	4.07	(1.82)	1.68	2.40

Total income (loss) from investment operations	4.25		1.11	4.30	(1.63)	1.78	2.57

Less Distributions
Distributions from net investment income	(0.25)		(0.23)	(0.19)	(0.11)	(0.18)	(0.11)
Distributions from net realized capital gains	(0.61)		(0.99)	(0.58)	(3.64)	0.00	(0.86)

Total distributions	(0.86)		(1.22)	(0.77)	(3.75)	(0.18)	(0.97)

Net Asset Value, End of Period	$21.93		$18.54	$18.65	$15.12	$20.50	$18.90

Total Return (%) (c)	22.89	(d)	7.64	28.98	(10.15)	9.47	15.50

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	(e)	0.95	0.94	0.94	0.93	0.93
Net ratio of expenses to average net assets (%) (f)	0.84	(e)	0.85	0.85	0.85	0.90 (g)	0.91
Ratio of net investment income (loss) to average net assets (%)	1.61	(e)	1.43	1.31	1.00	0.58	0.97 (b)
Portfolio turnover rate (%)	16	(d)	39	32	32	140	32
Net assets, end of period (in millions)	$717.6		$661.1	$660.6	$593.3	$775.6	$791.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$18.79		$18.89	$15.30	$20.71	$19.09	$17.46

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.19		0.25	0.25	0.21	0.13	0.19 (b)
Net realized and unrealized gain (loss)	4.13		0.89	4.13	(1.85)	1.69	2.43

Total income (loss) from investment operations	4.32		1.14	4.38	(1.64)	1.82	2.62

Less Distributions
Distributions from net investment income	(0.27)		(0.25)	(0.21)	(0.13)	(0.20)	(0.13)
Distributions from net realized capital gains	(0.61)		(0.99)	(0.58)	(3.64)	0.00	(0.86)

Total distributions	(0.88)		(1.24)	(0.79)	(3.77)	(0.20)	(0.99)

Net Asset Value, End of Period	$22.23		$18.79	$18.89	$15.30	$20.71	$19.09

Total Return (%) (c)	22.95	(d)	7.71	29.18	(10.10)	9.59	15.65

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	(e)	0.85	0.84	0.84	0.83	0.83
Net ratio of expenses to average net assets (%) (f)	0.74	(e)	0.75	0.75	0.75	0.80 (g)	0.81
Ratio of net investment income (loss) to average net assets (%)	1.72	(e)	1.53	1.41	1.10	0.68	1.07 (b)
Portfolio turnover rate (%)	16	(d)	39	32	32	140	32
Net assets, end of period (in millions)	$28.3		$24.9	$25.9	$23.1	$30.2	$31.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% during the year ended December 31, 2017.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Victory Sycamore Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-13

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

BHFTI-14

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $12,204,492. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $83,378,092. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at

BHFTI-15

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2021. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s

BHFTI-16

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$165,085,539	$0	$265,123,543

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$3,451,961	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.625%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Victory Capital Management Inc. is compensated by Brighthouse Investment Advisers for providing subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022 to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.110%	First $200 million
0.080%	$200 million to $400 million
0.110%	$400 million to $500 million
0.085%	Over $500 million

BHFTI-17

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

An identical agreement was in place for the period April 29, 2020 to April 29, 2021. Amounts waived for the six months ended June 30, 2021 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$977,207,864

Gross unrealized appreciation	244,345,886
Gross unrealized depreciation	(8,732,692)

Net unrealized appreciation (depreciation)	$235,613,194

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$24,770,641	$37,798,658	$39,551,023	$4,699,942	$64,321,664	$42,498,600

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$19,855,471	$21,548,102	$101,286,412	$—	$142,689,985

BHFTI-18

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-19

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-20

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Managed by Wells Capital Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class A and B shares of the Wells Capital Management Mid Cap Value Portfolio returned 18.21% and 17.98%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index¹, returned 19.45%.

MARKET ENVIRONMENT / CONDITIONS

The first half of 2021 saw a continuation of the post-COVID-19 recovery. Much of the news flow during the period was initially fueled by optimism around a successful vaccine distribution, improving Purchasing Managers’ Index data, and further fiscal stimulus packages, which then transitioned to concerns surrounding rising inflation expectations, a pullback in 10-year U.S. Treasury yields, and a potential infrastructure package. Many market observers and policymakers have debated if inflation will be transitory or structural.

During the calendar second quarter, we witnessed a rotation out of many of the cyclical value stocks that were the biggest outperformers near the end of 2020 and into early 2021. Mid-cap value stocks outperformed large-cap value and small-cap value stocks, but the last month of the period saw concerns around the COVID-19 Delta variant and declining Treasury yields fuel performance in growth stocks across market caps. Amid this environment, the Russell Midcap Value Index returned 19.45% over the six-month period. The Energy and Financials sectors were the best performing sectors within the Index. Meanwhile, Utilities and Health Care were the weakest-performing sectors within the Index.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Russell Mid Cap Value Index over the trailing six-month period. Relative sector weight differences were the largest driver for the Portfolio’s relative underperformance, while security selection added value. Exposure to Special Purpose Acquisition Companies (“SPACs”) was a detractor as SPACs underperformed higher beta sectors. In addition, stock selection in the Financials and Materials sectors detracted from relative performance. On the positive side, stock selection in Industrials as well as an underweight and stock selection in the worst-performing Utilities sector were the largest contributors to relative performance.

SPAC holding, Pershing Square Tontine Holdings detracted from relative performance. Shares of Pershing Square Tontine Holdings traded off as it announced plans to acquire 10% of the ordinary shares of Universal Music Group for $4 billion at a $35 billion enterprise value. The transaction was canceled on July 19, 2021, after the SEC voiced objections to the way the transaction was structured. We do not think this changes the reward/risk of the holding as the company will still have 18 months to complete a transaction and we believe downside is limited.

Security selection in Financials was a primary detractor from performance. Arch Capital Group was the largest detractor in the sector over the period. Arch Capital is a premier insurance underwriter of both mortgage insurance and property and casualty (“P&C”) insurance. We find both businesses to be underappreciated at the current valuation as the market has focused away from insurance companies within the financial sector to direct re-opening beneficiary stocks. However, Arch’s exposure to mortgage insurance should prove to be a re-opening beneficiary, in our opinion, as cure rates on currently delinquent mortgages are better than expected due to rapidly rising housing demand and prices. In addition, Arch Capital took an aggressive underwriting position over the last 18 months as P&C pricing hardened. We believe the benefits of playing offense via balance sheet deployment early in the cycle should show up in the income statement over the next several quarters, providing the market with the necessary evidence to drive a higher market valuation.

Within the Materials sector, AptarGroup detracted from performance. AptarGroup manufactures pumps, closures, and valves for the health care, beauty, and food and beverage end markets. The stock underperformed as it reported mixed results in April due to some health care channel destocking and a lighter cold and flu season. We believe these are short-term concerns and that it operates in very stable end markets and thus produces strong free cash flow. The balance sheet flexibility is robust, and we expect that to be used to drive both organic growth investments and acquisitions in the future.

In the Industrials sector, Kansas City Southern was among the largest contributors. Kansas City Southern is a North American railroad company whose rail line connects the Midwest United States to the manufacturing hub in Central Mexico. The company received two competing acquisition offers during the period from Canadian National Railway and Canadian Pacific Railway. These offers drove the share price significantly higher, and we used the appreciation to adjust position sizes as reward/risk ratios dictated.

Within the Utilities sector, the Portfolio benefited from an underweight to the sector as it was the weakest-performing sector within the Russell Midcap Value Index during the period. Stock selection within the sector also contributed to relative performance. FirstEnergy is one of the largest electric utility companies, with approximately 6 million customers in the Mid-Atlantic and Midwest regions. The stock underperformed in 2020 due to an investigation by the FBI in the state of Ohio over the passage of legislation that benefited the company. The company’s earnings update during the quarter displayed strong execution and an announcement that the company was working toward a deferred prosecution agreement to resolve the Ohio matter. Management is taking many corrective steps to improve the market’s perception of risk around ethics. Despite the outperformance, FirstEnergy still trades at a meaningful discount to the regulated utility group, and we believe the company should continue to outperform as it works toward an investment-grade rating.

During the six-month period, the Portfolio made minor changes to positioning. The Portfolio increased its exposure in the Consumer Discretionary and Industrials sectors with purchases in new Portfolio

BHFTI-1

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Managed by Wells Capital Management, Inc.

Portfolio Manager Commentary*—(Continued)

holdings while also adding to many existing holdings. Within Consumer Discretionary, this shifted the Portfolio’s exposure from an underweight to overweight. Within Industrials, we believe several of these companies should benefit from lower input costs to help offset some of the economic slowdown impact witnessed as a result of the pandemic. We reduced the Portfolio’s exposure in the Information Technology and Materials sectors as reward/risk ratios dictated.

As of June 30, 2021, the Portfolio was highly diversified across sectors and industries, with the goal to own companies that we believe present the best opportunity to deliver alpha over the next three to five years, while at the same time mitigating the downside in times of market stress. At period-end, the Portfolio’s largest overweights were in the Industrials, Consumer Staples, and Consumer Discretionary sectors. Within Industrials, the Portfolio owned an eclectic group of names that we believed to possess strong competitive advantages, sustainable free cash flow and flexible balance sheets. The Portfolio’s largest underweights were in the Communication Services, Real Estate, and Materials sectors. In the Real Estate sector, we were not finding enough companies that present attractive valuations on a reward-to-risk basis; as such, the Portfolio remained largely underweight the sector at period-end. Overall, these weights are driven by our bottom-up reward/risk process as well as our portfolio construction methodology that is designed to isolate active risk to security selection as much as possible.

James Tringas

Bryant VanCronkhite

Portfolio Managers

Wells Capital Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
Wells Capital Management Mid Cap Value Portfolio
Class A	18.21	49.68	11.80	10.06
Class B	17.98	49.30	11.51	9.78
Russell Midcap Value Index	19.45	53.06	11.79	11.74

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Holdings

% of Net Assets
Carlisle Cos., Inc.	3.3
CBRE Group, Inc. - Class A	3.0
Stanley Black & Decker, Inc.	2.7
Arch Capital Group, Ltd.	2.7
AerCap Holdings NV	2.6
Amdocs, Ltd.	2.6
Republic Services, Inc.	2.6
Brown & Brown, Inc.	2.5
Reynolds Consumer Products, Inc.	2.3
Euronet Worldwide, Inc.	2.3

Top Sectors

% of Net Assets
Industrials	20.8
Financials	17.7
Consumer Discretionary	13.4
Information Technology	10.0
Consumer Staples	8.5
Health Care	7.3
Real Estate	6.8
Utilities	5.0
Energy	4.2
Materials	3.8

BHFTI-3

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Wells Capital Management Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class A (a)	Actual	0.71%	$1,000.00	$1,182.10	$3.84
	Hypothetical*	0.71%	$1,000.00	$1,021.27	$3.56

Class B (a)	Actual	0.96%	$1,000.00	$1,179.80	$5.19
	Hypothetical*	0.96%	$1,000.00	$1,020.03	$4.81

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—98.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.6%
General Dynamics Corp.	34,683	$6,529,421
L3Harris Technologies, Inc.	30,646	6,624,133

		13,153,554

Auto Components—3.3%
Aptiv plc (a)	53,046	8,345,727
Lear Corp.	47,698	8,360,506

		16,706,233

Banks—4.6%
Fifth Third Bancorp	240,995	9,213,239
PacWest Bancorp	86,166	3,546,592
Regions Financial Corp. (b)	368,294	7,432,173
Zions Bancorp N.A.	65,650	3,470,259

		23,662,263

Beverages—1.6%
Keurig Dr Pepper, Inc. (b)	235,563	8,301,240

Building Products—1.3%
Masco Corp.	111,355	6,559,923

Capital Markets—1.6%
LPL Financial Holdings, Inc.	60,066	8,107,709

Chemicals—1.7%
Celanese Corp.	41,964	6,361,742
Diversey Holdings, Ltd. (a) (b)	135,724	2,430,817

		8,792,559

Commercial Services & Supplies—2.6%
Republic Services, Inc.	120,603	13,267,536

Communications Equipment—0.9%
Juniper Networks, Inc.	171,812	4,699,058

Construction & Engineering—3.2%
Jacobs Engineering Group, Inc.	80,805	10,781,003
MasTec, Inc. (a)	54,960	5,831,256

		16,612,259

Consumer Finance—1.7%
Discover Financial Services (b)	73,540	8,699,047

Containers & Packaging—0.9%
AptarGroup, Inc. (b)	34,513	4,860,811

Distributors—2.0%
LKQ Corp. (a) (b)	212,967	10,482,236

Diversified Consumer Services—0.4%
Terminix Global Holdings, Inc. (a)	40,381	1,926,578

Electric Utilities—3.0%
American Electric Power Co., Inc.	93,079	7,873,552
FirstEnergy Corp.	208,966	7,775,625

		15,649,177

Electronic Equipment, Instruments & Components—0.6%
Keysight Technologies, Inc. (a) (b)	21,438	3,310,242

Energy Equipment & Services—1.1%
Baker Hughes Co. (b)	54,974	1,257,255
NOV, Inc. (a)	295,280	4,523,690

		5,780,945

Equity Real Estate Investment Trusts—3.8%
American Campus Communities, Inc.	142,921	6,677,269
Equity LifeStyle Properties, Inc.	26,685	1,982,962
Invitation Homes, Inc.	291,237	10,860,228

		19,520,459

Food & Staples Retailing—1.9%
BJ’s Wholesale Club Holdings, Inc. (a) (b)	205,067	9,757,088

Food Products—1.7%
Lamb Weston Holdings, Inc.	109,225	8,810,089

Health Care Equipment & Supplies—4.2%
Alcon, Inc.	161,011	11,312,633
Zimmer Biomet Holdings, Inc.	62,518	10,054,145

		21,366,778

Health Care Providers & Services—3.2%
Humana, Inc.	18,366	8,130,996
Universal Health Services, Inc. - Class B	55,057	8,061,996

		16,192,992

Hotels, Restaurants & Leisure—1.8%
Yum China Holdings, Inc.	136,117	9,017,751

Household Durables—2.6%
DR Horton, Inc.	124,359	11,238,323
Helen of Troy, Ltd. (a) (b)	9,572	2,183,564

		13,421,887

Household Products—3.3%
Church & Dwight Co., Inc. (b)	55,600	4,738,232
Reynolds Consumer Products, Inc. (b)	396,869	12,044,974

		16,783,206

Industrial Conglomerates—3.3%
Carlisle Cos., Inc. (b)	88,891	17,011,960

Insurance—8.3%
Allstate Corp. (The)	71,541	9,331,808
Arch Capital Group, Ltd. (a)	352,908	13,742,238

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
Brown & Brown, Inc. (b)	242,052	$12,862,643
Loews Corp.	121,714	6,651,670

		42,588,359

Internet & Direct Marketing Retail—1.7%
Expedia Group, Inc. (a)	53,334	8,731,309

IT Services—4.9%
Amdocs, Ltd.	172,483	13,343,285
Euronet Worldwide, Inc. (a)	85,349	11,551,987

		24,895,272

Machinery—4.4%
Donaldson Co., Inc. (b)	80,433	5,109,909
Gates Industrial Corp. plc (a)	193,074	3,488,847
Stanley Black & Decker, Inc.	67,353	13,806,691

		22,405,447

Metals & Mining—1.2%
Freeport-McMoRan, Inc.	160,646	5,961,573

Oil, Gas & Consumable Fuels—3.1%
Devon Energy Corp.	133,519	3,897,420
EOG Resources, Inc.	51,140	4,267,122
Hess Corp.	43,698	3,815,709
Valero Energy Corp.	48,154	3,759,864

		15,740,115

Real Estate Management & Development—3.0%
CBRE Group, Inc. - Class A (a)	177,771	15,240,308

Road & Rail—0.0%
Kansas City Southern	500	141,685

Semiconductors & Semiconductor Equipment—1.7%
Analog Devices, Inc.	50,415	8,679,446

Software—0.4%
ironSource, Ltd. - Class A (a) (b)	208,894	2,193,387

Special Purpose Acquisition Companies—1.6%
Liberty Media Acquisition Corp. (a)	83,370	882,888
Pershing Square Tontine Holdings, Ltd. - Class A (a)	329,776	7,505,702

		8,388,590

Specialty Retail—1.6%
Best Buy Co., Inc. (b)	72,567	8,343,754

Technology Hardware, Storage & Peripherals—1.8%
NCR Corp. (a)	207,587	9,468,043

Trading Companies & Distributors—3.4%
AerCap Holdings NV (a)	263,632	13,500,595
United Rentals, Inc. (a)	11,685	3,727,632

		17,228,227

Water Utilities—2.0%
American Water Works Co., Inc.	65,749	10,133,893

Total Common Stocks (Cost $373,101,987)		502,592,988

Mutual Funds—0.8%

Investment Company Securities—0.8%
SPDR S&P Oil & Gas Exploration & Production ETF (b) (Cost $1,997,296)	41,406	4,003,546

Warrants—0.1%

Special Purpose Acquisition Companies—0.1%
Pershing Square Tontine Holdings, Ltd., Expires 07/24/25 (a) (Cost $218,700)	37,827	238,310

Short-Term Investment—1.1%

Repurchase Agreement—1.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $5,507,978; collateralized by U.S. Treasury Note at 0.375%, maturing 04/15/24, with a market value of $5,618,212.	5,507,978	5,507,978

Total Short-Term Investments (Cost $5,507,978)		5,507,978

Securities Lending Reinvestments (c)—11.7%

Certificates of Deposit—0.7%
Agricultural Bank of China 0.100%, 07/01/21	32,980	32,980
Cooperatieve Rabobank UA 0.228%, 3M LIBOR + 0.040%, 01/11/22 (d)	1,000,000	1,000,290
Rabobank International London 0.266%, 3M LIBOR + 0.080%, 07/30/21 (d)	500,000	500,075
Royal Bank of Canada New York 0.240%, 3M LIBOR + 0.040%, 10/05/21 (d)	1,000,000	1,000,177
Toronto-Dominion Bank 0.267%, 3M LIBOR + 0.070%, 10/08/21 (d)	1,000,000	999,911

		3,533,433

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—8.1%
Barclays Bank plc
Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $1,000,006; collateralized by various Common Stock with an aggregate market value of $1,111,196.	1,000,000	$1,000,000
Repurchase Agreement dated 06/30/21 at 0.360%, due on 08/04/21 with a maturity value of $3,001,050; collateralized by various Common Stock with an aggregate market value of $3,334,004.	3,000,000	3,000,000
Barclays Capital, Inc. Repurchase Agreement dated 06/30/21 at 0.030%, due on 07/01/21 with a maturity value of $434,671; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/29 - 11/15/43, and an aggregate market value of $443,364.	434,671	434,671
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/30/21 at 0.060%, due on 07/01/21 with a maturity value of $10,000,017; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 6.125%, maturity dates ranging from 08/15/29 - 02/15/31, and an aggregate market value of $10,200,003.	10,000,000	10,000,000
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $1,000,418; collateralized by U.S. Treasury Obligations at 2.000%, maturing 11/30/22, and various Common Stock with an aggregate market value of $1,098,227.	1,000,000	1,000,000
Repurchase Agreement dated 06/30/21 at 0.430%, due on 08/04/21 with a maturity value of $1,000,418; collateralized by U.S. Treasury Obligations at 0.125%, maturing 05/31/23, and various Common Stock with an aggregate market value of $1,099,528.	1,000,000	1,000,000
ING Financial Markets LLC Repurchase Agreement dated 06/30/21 at 0.040%, due on 07/01/21 with a maturity value of $11,000,012; collateralized by U.S. Government Agency Obligations with rates ranging from 0.055% - 6.625%, maturity dates ranging from 10/12/21 - 01/04/35, and an aggregate market value of $11,220,036.	11,000,000	11,000,000
Natwest Market Securities, Inc. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $11,000,015; collateralized by U.S. Treasury Obligations with rates ranging from 1.250% - 8.125%, maturity dates ranging from 08/15/21 - 05/15/51, and an aggregate market value of $11,220,016.	11,000,000	11,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $1,600,076; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $1,777,778.	1,600,000	1,600,000

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd.
Repurchase Agreement dated 06/30/21 at 0.260%, due on 07/07/21 with a maturity value of $1,700,086; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 3.875%, maturity dates ranging from 12/31/23 - 04/15/29, and various Common Stock with an aggregate market value of $1,889,223.	1,700,000	1,700,000

		41,734,671

Time Deposits—0.2%
Landesbank Baden-Wuettertemberg (London) 0.130%, 07/01/21	100,000	100,000
National Bank of Canada 0.130%, OBFR+0.050%, 07/07/21 (d)	1,000,000	1,000,000

		1,100,000

Mutual Funds—2.7%
Fidelity Government Portfolio, Institutional Class 0.010% (e)	4,000,000	4,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (e)	10,000,000	10,000,000

		14,000,000

Total Securities Lending Reinvestments (Cost $60,367,651)		60,368,104

Total Investments—111.7% (Cost $441,193,612)		572,710,926
Other assets and liabilities (net)—(11.7)%		(60,103,484)

Net Assets—100.0%		$512,607,442

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $59,179,231 and the collateral received consisted of cash in the amount of $60,367,651. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2021.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Glossary of Abbreviations

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$502,592,988	$—	$—	$502,592,988
Total Mutual Funds*	4,003,546	—	—	4,003,546
Total Warrants*	238,310	—	—	238,310
Total Short-Term Investment*	—	5,507,978	—	5,507,978
Securities Lending Reinvestments
Certificates of Deposit	—	3,533,433	—	3,533,433
Repurchase Agreements	—	41,734,671	—	41,734,671
Time Deposits	—	1,100,000	—	1,100,000
Mutual Funds	14,000,000	—	—	14,000,000
Total Securities Lending Reinvestments	14,000,000	46,368,104	—	60,368,104
Total Investments	$520,834,844	$51,876,082	$—	$572,710,926

Collateral for Securities Loaned (Liability)	$—	$(60,367,651)	$—	$(60,367,651)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$572,710,926
Cash	11,925
Receivable for:
Investments sold	1,183,618
Fund shares sold	79
Dividends	436,160

Total Assets	574,342,708
Liabilities
Collateral for securities loaned	60,367,651
Payables for:
Investments purchased	650,748
Fund shares redeemed	113,691
Accrued Expenses:
Management fees	280,993
Distribution and service fees	33,224
Deferred trustees’ fees	182,883
Other expenses	106,076

Total Liabilities	61,735,266

Net Assets	$512,607,442

Net Assets Consist of:
Paid in surplus	$333,173,403
Distributable earnings (Accumulated losses)	179,434,039

Net Assets	$512,607,442

Net Assets
Class A	$354,634,919
Class B	157,972,523
Capital Shares Outstanding*
Class A	24,558,383
Class B	10,954,190
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.44
Class B	14.42

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $441,193,612.
(b)	Includes securities loaned at value of $59,179,231.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends (a)	$3,502,073
Securities lending income	42,570

Total investment income	3,544,643
Expenses
Management fees	1,904,694
Administration fees	16,079
Custodian and accounting fees	21,137
Distribution and service fees—Class B	198,868
Audit and tax services	22,259
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	24,753
Insurance	1,764
Miscellaneous	5,033

Total expenses	2,245,987
Less management fee waiver	(172,036)
Less broker commission recapture	(6,137)

Net expenses	2,067,814

Net Investment Income	1,476,829

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	55,481,022
Net change in unrealized appreciation on investments	32,948,276

Net realized and unrealized gain (loss)	88,429,298

Net Increase (Decrease) in Net Assets From Operations	$89,906,127

(a)	Net of foreign withholding taxes of $2,748.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$1,476,829	$4,630,589
Net realized gain (loss)	55,481,022	(8,609,849)
Net change in unrealized appreciation (depreciation)	32,948,276	27,159,566

Increase (decrease) in net assets from operations	89,906,127	23,180,306

From Distributions to Shareholders
Class A	(3,045,474)	(25,845,624)
Class B	(1,018,640)	(10,727,439)

Total distributions	(4,064,114)	(36,573,063)

Increase (decrease) in net assets from capital share transactions	(97,274,660)	22,963,043

Total increase (decrease) in net assets	(11,432,647)	9,570,286

Net Assets
Beginning of period	524,040,089	514,469,803

End of period	$512,607,442	$524,040,089

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class A
Sales	575	$7,500	3,289,704	$31,798,588
Reinvestments	208,880	3,045,474	2,621,260	25,845,624
Redemptions	(5,624,108)	(78,210,119)	(2,875,509)	(32,029,733)

Net increase (decrease)	(5,414,653)	$(75,157,145)	3,035,455	$25,614,479

Class B
Sales	152,768	$2,041,006	1,190,227	$11,550,510
Reinvestments	69,962	1,018,640	1,089,081	10,727,439
Redemptions	(1,842,923)	(25,177,161)	(2,302,779)	(24,929,385)

Net increase (decrease)	(1,620,193)	$(22,117,515)	(23,471)	$(2,651,436)

Increase (decrease) derived from capital shares transactions		$(97,274,660)		$22,963,043

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.32		$13.02	$9.96	$12.70	$11.59	$11.19

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.04		0.12	0.14	0.11	0.16	0.14 (b)
Net realized and unrealized gain (loss)	2.21		0.05	3.36	(1.63)	1.11	1.28

Total income (loss) from investment operations	2.25		0.17	3.50	(1.52)	1.27	1.42

Less Distributions
Distributions from net investment income	(0.13)		(0.13)	(0.11)	(0.15)	(0.16)	(0.13)
Distributions from net realized capital gains	0.00		(0.74)	(0.33)	(1.07)	0.00	(0.89)

Total distributions	(0.13)		(0.87)	(0.44)	(1.22)	(0.16)	(1.02)

Net Asset Value, End of Period	$14.44		$12.32	$13.02	$9.96	$12.70	$11.59

Total Return (%) (c)	18.21	(d)	2.93	35.78	(13.07)	11.03	13.60

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	(e)	0.78	0.78	0.77	0.77	0.76
Net ratio of expenses to average net assets (%) (f)	0.71	(e)	0.72	0.71	0.71	0.71	0.75
Ratio of net investment income (loss) to average net assets (%)	0.63	(e)	1.08	1.19	0.97	1.33	1.27 (b)
Portfolio turnover rate (%)	17	(d)	54	36	31	164	145
Net assets, end of period (in millions)	$354.6		$369.4	$350.8	$305.9	$377.7	$358.4

	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$12.30		$12.99	$9.93	$12.66	$11.55	$11.16

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.03		0.09	0.11	0.08	0.13	0.11 (b)
Net realized and unrealized gain (loss)	2.18		0.06	3.36	(1.62)	1.11	1.27

Total income (loss) from investment operations	2.21		0.15	3.47	(1.54)	1.24	1.38

Less Distributions
Distributions from net investment income	(0.09)		(0.10)	(0.08)	(0.12)	(0.13)	(0.10)
Distributions from net realized capital gains	0.00		(0.74)	(0.33)	(1.07)	0.00	(0.89)

Total distributions	(0.09)		(0.84)	(0.41)	(1.19)	(0.13)	(0.99)

Net Asset Value, End of Period	$14.42		$12.30	$12.99	$9.93	$12.66	$11.55

Total Return (%) (c)	17.98	(d)	2.72	35.53	(13.29)	10.79	13.18

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	(e)	1.03	1.03	1.02	1.02	1.01
Net ratio of expenses to average net assets (%) (f)	0.96	(e)	0.97	0.96	0.96	0.96	1.00
Ratio of net investment income (loss) to average net assets (%)	0.38	(e)	0.83	0.95	0.72	1.08	1.00 (b)
Portfolio turnover rate (%)	17	(d)	54	36	31	164	145
Net assets, end of period (in millions)	$158.0		$154.6	$163.6	$141.4	$172.3	$176.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Wells Capital Management Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-12

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Special Purpose Acquisition Companies - The Portfolio may invest in Special Purposes Acquisition Companies (“SPAC”). A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring

BHFTI-13

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transaction (each a “Transaction”). If the Portfolio purchases shares of a SPAC in an IPO it will generally bear a sales commission, which may be significant. The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a Transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Portfolio’s ability to meet its investment objective(s). If a SPAC does not complete a Transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a Transaction. In some cases, the Portfolio may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with a Transaction. Because SPACs often do not have an operating history or ongoing business other than seeking a Transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable Transaction. Some SPACs may pursue Transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC, which may be traded in the OTC market, may become illiquid and/or may be subject to restrictions on resale. Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target Transaction; an attractive Transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may be required to return any remaining monies to shareholders; a Transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Portfolio may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $5,507,978. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $41,734,671. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and

BHFTI-14

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2021
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(56,487,651)	$—	$—	$—	$(56,487,651)
Mutual Funds	(3,880,000)	—	—	—	(3,880,000)
Total Borrowings	$(60,367,651)	$—	$—	$—	$(60,367,651)
Gross amount of recognized liabilities for securities lending transactions					$(60,367,651)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial

BHFTI-15

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$87,736,613	$0	$186,533,092

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$1,904,694	0.750%	First $200 million
	0.700%	Over $200 million

BHFTI-16

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wells Capital Management Incorporated is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.050%	Of the first $50 million
0.075%	On the next $50 million
0.100%	On the next $100 million
0.050%	On the next $300 million
0.100%	On amounts over $500 million

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-17

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$441,607,672

Gross unrealized appreciation	135,511,239
Gross unrealized depreciation	(4,407,985)

Net unrealized appreciation (depreciation)	$131,103,254

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$10,705,696	$13,004,355	$25,867,367	$5,097,809	$36,573,063	$18,102,164

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$3,870,633	$—	$98,154,978	$(8,259,822)	$93,765,789

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had accumulated short-term capital losses of $4,563,073 and accumulated long-term capital losses of $3,696,749.

8. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

9. Subsequent Events

At a meeting held on August 5, 10-11, 2021, the Board approved a change in the name of the Portfolio to be effective on or about October 1, 2021. The name of the Portfolio will change from the Wells Capital Management Mid Cap Value Portfolio to the Allspring Mid Cap Value Portfolio.

BHFTI-18

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Board of Trustees’ Consideration of New Sub-Advisory Agreement

At a meeting held on May 13, 18-19, 2021 (the “Meeting”), the Board of Trustees (the “Board”) of Brighthouse Funds Trust I (the “Trust”), including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved a new sub-advisory agreement (the “New Sub-Advisory Agreement”) between Brighthouse Investment Advisers, LLC (the “Adviser” or “BIA”) and Wells Capital Management Inc. (“Wells Cap”) on behalf of the Wells Capital Management Mid Cap Value Portfolio (the “Portfolio”). BIA had informed the Board that the acquisition of Wells Fargo Asset Management Holdings, LLC (“Wells Fargo AM”), the parent company of Wells Cap, by GTCR LLC (“GTCR”) and Reverence Capital Partners, L.P. (“RCP”), pursuant to an agreement reached between Wells Fargo & Company (the parent company of Wells Fargo AM) and GTCR and RCP (the “Transaction”), would result in a change of control of Wells Cap that would cause the automatic termination of the existing sub-advisory agreement (the “Current Sub-Advisory Agreement”) between BIA and Wells Cap with respect to the Portfolio. The Transaction is expected to occur on or around October 1, 2021.

In considering the New Sub-Advisory Agreement, the Board reviewed information that was provided by the Adviser relating to the Portfolio including information about the Transaction, as well as a representation to the Board by the Adviser that the material terms of the New Sub-Advisory Agreement, including the fees payable thereunder, were substantially identical to the Current Sub-Advisory Agreement. In determining whether to approve the New Sub-Advisory Agreement, the Board considered the nature, quality, and extent of the services that are currently provided by Wells Cap under the Current Sub-Advisory Agreement as well as the services that would continue to be provided by Wells Cap under the New Sub-Advisory Agreement. In particular, the Trustees considered the Adviser’s representations that, after the Transaction, Wells Cap expects that: (i) the portfolio management team will continue to provide at least the same nature, extent and quality of service that it currently provides to the Portfolio; (ii) the Transaction will have no effect on the investment management services provided to the Portfolio; and (iii) Wells Cap will retain at least the same level of financial resources in order to support the management of the Portfolio. The Independent Trustees were separately advised by independent legal counsel throughout the process and met with independent legal counsel in executive session outside the presence of management.

In approving the New Sub-Advisory Agreement, the Board also considered its prior conclusions with respect to its approvals of the Current Sub-Advisory Agreement, including the Board’s general satisfaction with the nature, quality, and extent of the services being provided by Wells Cap to the Portfolio. In making that approval at a Board meeting held on November 12, 17-18, 2020, the Board considered a variety of factors, including, for example, the experience and qualifications of the portfolio management team and the Portfolio’s performance.

Based on the foregoing and other relevant considerations, at the Meeting, the Board, including a majority of the Independent Trustees, voted to approve the New Sub-Advisory Agreement. The Board concluded that, in light of all factors considered, the terms of the New Sub-Advisory Agreement, including fee rates, were fair and reasonable.

BHFTI-19

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-20

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2021, the Class B shares of the Western Asset Management Government Income Portfolio returned -1.97%. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Government Bond Index¹, returned -2.51%. The Portfolio’s Custom Benchmark2 returned -2.53% over the same period.

MARKET ENVIRONMENT / CONDITIONS

The first half of 2021 continued to be dominated by the COVID-19 pandemic and the response by global policymakers as they navigated through signs of economic reopening and an uneven recovery. During the first quarter, optimism over the global outlook rose against a backdrop of slowing COVID-19 case counts, increased vaccination efforts and the anticipation of the eventual reopening of economies. The U.S. experienced significant declines in new COVID-19 cases from the peak December and January numbers and restrictions were eased or lifted in certain regions. However, another outbreak in Europe from virus variants caused many countries to institute new lockdowns and concerns mounted that this surge in Europe could spread to the U.S.

The first quarter began with a Senate runoff election in Georgia, which resulted in Democrats winning both seats, effecting unified Democratic control of the U.S. federal government. With this outcome, markets immediately priced in an increased likelihood for greater fiscal spending in the form of COVID-19 stimulus and other domestic programs. The $1.9 trillion COVID-19 relief bill made its way through Congress via the budget reconciliation process and was signed by President Biden in mid-March.

The Federal Reserve (the “Fed”) updated its economic forecasts during its March meeting, increasing its growth and inflation forecasts for 2021. However, the majority of the Federal Open Market Committee (the “FOMC”) members did not change their forecasts for interest rates in 2023.

During the second quarter of 2021, U.S. economic data surprised in both directions with the employment data coming in surprisingly weak while inflation data has been surprisingly strong. The discussion at the FOMC meeting in June centered on whether disappointing jobs or higher inflation was the more consequential development. Changes in the FOMC communications generally took on a more hawkish tone. The median FOMC member pulled forward their forecast for the first rate hike, so that now the median participant expects two hikes in 2023 (compared to March when the median FOMC member forecast the first rate hike to be in 2024). While forecasted rate hikes were pulled forward, the taper (the reduction of the rate at which the Fed accumulates new assets on its balance sheet under a policy of quantitative easing) timeline was not moved up.

Markets anticipated that the combination of economic reopening, supportive monetary policy and additional fiscal stimulus would lead to strong near-term growth and potential inflationary pressures that could result in central banks raising rates earlier than previously anticipated. In addition to this strong growth backdrop, an increased supply of government borrowing to fund the additional stimulus sent U.S. Treasury (“UST”) yields meaningfully higher over the first quarter of 2021. After rising during the first quarter, UST yields were lower over the second quarter as some of the exuberance around persistently strong growth and inflation waned, but still higher over the first half of 2021. Spreads for corporate credit and structured products generally tightened during the first half of 2021.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio had a negative return over the six-month period but outperformed its Custom Benchmark.

Over the six-month period, the most significant positive contributor to the Portfolio’s performance was its allocation to Agency Debentures. The Portfolio’s allocation to Agency Debentures benefitted from agency spread tightening despite the rise in UST yields during the first quarter. The second largest contributor to performance was the Portfolio’s exposure to Agency Mortgage-Backed Securities (“MBS”), which underperformed similar-duration USTs over the period, especially during the second quarter as a recalibration of prepayment models contributed to their underperformance. The Portfolio trimmed its exposure to Agency MBS during the second quarter, thereby increasing its underweight, as spreads had become tight and may widen as the Fed approaches tapering.

The third largest contributor to performance was the Portfolio’s exposure to Treasury Inflation-Protected Securities (“TIPS”). The Portfolio began the period with a modest exposure to TIPS, which benefitted as breakeven rates (the difference between the yields on nominal bonds and TIPS of the same maturity) rose during the first quarter. During the period, the Portfolio gradually trimmed its TIPS allocation, capturing value, ending the period with a small allocation to TIPS.

In terms of detractors, the Portfolio’s interest rate positioning in aggregate (yield curve and duration) was the main detractor from performance. The Portfolio’s yield curve positioning detracted, especially early in the period, as the broad swath of the yield curve steepened during the first quarter. The Portfolio’s duration was tactically managed within a 94% to a 101% position relative to the Custom Benchmark. This duration stance ultimately benefited performance as rates fluctuated during the period.

In terms of positioning, as of June 30, 2021, the Portfolio was underweight UST and Agency MBS relative to the Custom Benchmark,

BHFTI-1

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*—(Continued)

while overweight Agency Debentures. At period-end, the Portfolio held small out-of-benchmark exposures in Emerging Market Debt, structured products (including collateralized MBS and asset-backed securities) and TIPS.

Fredrick Marki

S. Kenneth Leech

Mark S. Lindbloom

Portfolio Managers

Western Asset Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg Barclays U.S. Government Bond Index is an unmanaged index considered representative of fixed-income obligations issued by the U.S. Treasury, government agencies, and quasi-federal corporations.

2 The Custom Benchmark is a blended benchmark comprised of the Bloomberg Barclays 5+ Year Treasury Index (40%), the Bloomberg Barclays U.S. MBS Index (35%), and the Bloomberg Barclays U.S. Agency Bond Index (25%)

BHFTI-2

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. GOVERNMENT BOND INDEX & THE CUSTOM BENCHMARK

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
Western Asset Management Government Income Portfolio
Class B	-1.97	-1.71	2.23	3.03
Bloomberg Barclays U.S. Government Bond Index	-2.51	-3.10	2.19	2.78
Custom Benchmark	-2.53	-2.93	2.49	3.37

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	83.7
Foreign Government	12.7
Corporate Bonds & Notes	1.2
Asset-Backed Securities	1.2
Mortgage-Backed Securities	0.2

BHFTI-3

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management Government Income Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class B (a)	Actual	0.69%	$1,000.00	$980.30	$3.39
	Hypothetical*	0.69%	$1,000.00	$1,021.37	$3.46

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

U.S. Treasury & Government Agencies—83.7% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—23.9%
Fannie Mae 15 Yr. Pool
3.000%, 05/01/27	23,765	$25,146
3.000%, 06/01/32	85,322	90,165
3.000%, 10/01/32	8,870	9,367
3.000%, 02/01/33	3,076,432	3,247,515
3.000%, 03/01/33	434,918	458,709
3.000%, 04/01/33	351,681	370,894
3.000%, 05/01/33	183,446	193,607
3.000%, 06/01/33	57,385	60,511
3.000%, 07/01/33	297,339	313,291
3.000%, 08/01/33	1,507,353	1,587,904
3.000%, 10/01/33	272,986	287,543
3.000%, 11/01/33	224,086	236,006
3.000%, 12/01/33	117,685	123,939
3.000%, 01/01/34	120,196	126,534
3.000%, 02/01/34	188,908	198,814
3.000%, 03/01/34	461,967	486,317
3.000%, 05/01/34	237,365	250,016
4.500%, 12/01/23	1,071	1,121
5.000%, 03/01/23	1,238	1,288
Fannie Mae 20 Yr. Pool
3.500%, 07/01/32	1,658,663	1,767,411
3.500%, 01/01/34	1,029,463	1,107,551
4.000%, 11/01/31	689,821	751,590
4.000%, 08/01/32	571,047	622,041
Fannie Mae 30 Yr. Pool
2.000%, 01/01/51	193,042	195,281
2.000%, 02/01/51	495,967	501,415
2.000%, 03/01/51	99,188	100,425
2.000%, 04/01/51	197,633	199,714
2.500%, 11/01/50	96,894	101,342
2.500%, 02/01/51	98,391	102,279
2.500%, 06/01/51	999,588	1,044,429
3.000%, 09/01/42	1,252,310	1,331,958
3.000%, 10/01/42	1,044,744	1,106,681
3.000%, 11/01/42	2,119,731	2,254,142
3.000%, 08/01/46	194,870	206,583
3.000%, 09/01/46	592,515	627,293
3.000%, 10/01/46	238,829	252,542
3.000%, 11/01/46	296,872	312,542
3.000%, 11/01/48	517,716	544,959
3.000%, 07/01/49	162,689	171,727
3.000%, 09/01/49	1,192,907	1,255,839
3.000%, 11/01/49	204,524	213,560
3.000%, 12/01/49	81,757	85,372
3.000%, 03/01/50	673,092	722,368
3.000%, 11/01/50	354,825	374,544
3.500%, 11/01/42	1,949,233	2,106,429
3.500%, 11/01/46	336,553	363,599
3.500%, 07/01/47	1,488,120	1,599,776
3.500%, 12/01/47	3,960,881	4,259,603
3.500%, 02/01/50	260,420	274,077
3.500%, 04/01/50	289,507	305,812
4.000%, 10/01/39	62,576	68,151
4.000%, 11/01/40	1,729,707	1,901,885
4.000%, 01/01/42	151,585	165,094

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.000%, 04/01/42	270,635	297,095
4.000%, 09/01/42	1,314,531	1,438,476
4.000%, 10/01/42	274,580	298,775
4.000%, 11/01/42	119,810	127,865
4.000%, 04/01/43	123,455	131,684
4.000%, 06/01/43	122,593	130,750
4.000%, 08/01/43	293,898	322,702
4.000%, 09/01/43	1,037,981	1,138,295
4.000%, 10/01/43	193,025	212,139
4.000%, 02/01/44	68,755	75,592
4.000%, 04/01/44	108,177	118,926
4.000%, 02/01/45	113,280	123,955
4.000%, 06/01/45	46,806	51,441
4.000%, 12/01/45	532,594	578,167
4.000%, 03/01/46	58,286	62,647
4.000%, 05/01/46	46,836	50,102
4.000%, 09/01/47	15,418	16,611
4.000%, 11/01/47	30,430	32,428
4.000%, 03/01/48	275,404	294,522
4.000%, 05/01/48	679,344	733,990
4.500%, 12/01/40	983,017	1,092,553
4.500%, 08/01/41	91,707	102,305
4.500%, 11/01/41	638,006	712,864
4.500%, 12/01/43	149,180	166,372
4.500%, 10/01/44	896,934	990,515
4.500%, 02/01/45	329,182	364,612
4.500%, 03/01/46	140,992	155,391
4.500%, 04/01/48	162,816	176,138
4.500%, 05/01/48	54,108	58,728
4.500%, 12/01/48	1,721,415	1,887,578
4.500%, 04/01/49	43,588	46,953
4.500%, 09/01/49	286,076	311,919
4.500%, 10/01/49	97,935	105,169
5.000%, 04/01/41	7,830	8,576
5.000%, 06/01/41	29,609	33,446
5.000%, 08/01/41	32,339	35,709
5.000%, 08/01/48	101,044	110,831
5.000%, 12/01/49	50,601	55,309
5.500%, 12/01/39	357,829	414,865
5.500%, 04/01/40	384,523	442,552
5.500%, 06/01/40	35,331	40,296
5.500%, 05/01/41	131,183	150,578
5.500%, 06/01/41	243,013	278,634
5.500%, 07/01/41	237,029	270,209
5.500%, 12/01/41	478,728	548,988
5.500%, 02/01/42	1,070,403	1,234,017
5.500%, 05/01/44	264,150	303,501
6.000%, 01/01/34	51,699	61,336
6.000%, 08/01/34	79,867	94,614
6.000%, 10/01/34	85,271	100,999
6.000%, 11/01/34	61,438	72,870
6.000%, 01/01/35	73,432	86,148
6.000%, 04/01/35	123,453	142,431
6.000%, 06/01/36	210,827	250,131
6.000%, 05/01/37	290,987	345,304

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.000%, 09/01/37	17,376	$20,542
6.000%, 10/01/37	220,679	261,879
6.000%, 01/01/38	219,004	259,897
6.000%, 03/01/38	77,072	94,681
6.000%, 07/01/38	37,649	44,565
6.000%, 01/01/40	221,524	262,104
6.000%, 05/01/40	312,565	369,844
6.000%, 07/01/41	281,690	333,168
6.000%, 01/01/42	23,688	27,080
6.500%, 07/01/32	55,373	64,890
6.500%, 12/01/32	16,779	19,608
6.500%, 07/01/35	19,222	22,113
6.500%, 12/01/35	172,744	207,267
6.500%, 08/01/36	282,308	336,245
Fannie Mae ARM Pool
1.968%, 12M LIBOR + 1.700%, 06/01/42 (a)	21,556	22,672
2.193%, 12M LIBOR + 1.818%, 02/01/42 (a)	48,243	50,922
2.321%, 12M LIBOR + 1.818%, 09/01/41 (a)	12,555	13,248
2.330%, 12M LIBOR + 1.830%, 10/01/41 (a)	6,820	7,030
2.617%, 12M LIBOR + 1.818%, 07/01/41 (a)	19,100	20,171
2.695%, 12M LIBOR + 1.800%, 07/01/41 (a)	18,402	19,403
Fannie Mae Grantor Trust 2.898%, 06/25/27	6,106,958	6,645,271
Fannie Mae Pool
3.000%, 08/01/27	57,229	60,420
3.000%, 10/01/27	99,143	104,672
3.000%, 11/01/27	29,976	31,617
3.000%, 12/01/27	50,478	53,292
3.000%, 01/01/28	47,576	50,230
3.000%, 02/01/28	45,660	48,206
3.000%, 03/01/28	48,579	51,290
3.000%, 04/01/28	44,123	46,587
3.000%, 05/01/28	51,500	54,376
3.000%, 06/01/28	49,837	52,621
3.000%, 07/01/28	47,243	49,882
3.000%, 08/01/28	55,030	58,105
3.000%, 09/01/28	55,716	58,828
3.000%, 01/01/29	51,124	53,985
3.000%, 03/01/29	59,402	62,728
3.500%, 09/01/32	1,615,934	1,734,365
3.500%, 10/01/56	1,613,426	1,759,532
4.500%, 08/01/58	181,701	203,387
6.500%, 08/01/39	947,024	1,094,156
6.602%, 02/01/39	91,871	101,960
Fannie Mae REMICS (CMO)
1.012%, 1M LIBOR + 0.920%, 03/25/36 (a)	234,015	240,633
1.022%, 1M LIBOR + 0.930%, 06/25/36 (a)	335,848	344,586
1.750%, 06/25/42	152,861	155,827
1.750%, 01/25/43	141,286	143,377
3.000%, 05/25/46	2,675,509	2,840,884
4.250%, 03/25/42	1,036,058	1,107,982
4.500%, 12/25/40	83,890	93,769
4.750%, 01/25/41	284,352	315,322
5.000%, 12/25/23	46,733	48,473
5.000%, 12/25/34	167,252	189,133

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae REMICS (CMO)
5.000%, 03/25/35	137,736	155,860
5.000%, 08/25/39	211,253	239,692
5.000%, 02/25/41	120,488	142,721
5.500%, 06/25/35	49,621	52,900
5.500%, 08/25/35	719,334	818,344
6.000%, 06/25/45 (b)	380,153	67,825
6.459%, -1 x 1M LIBOR + 6.550%, 06/25/41 (a) (b)	128,856	10,611
Freddie Mac 15 Yr. Gold Pool
3.000%, 06/01/31	415,731	442,462
3.000%, 02/01/32	9,968	10,541
3.000%, 03/01/33	1,453,390	1,532,606
3.000%, 09/01/33	148,668	156,540
3.000%, 03/01/34	119,258	125,665
6.000%, 01/01/24	43,344	45,021
Freddie Mac 15 Yr. Pool 3.500%, 04/01/33	242,889	261,847
Freddie Mac 20 Yr. Gold Pool
3.000%, 11/01/33	1,222,130	1,297,089
3.500%, 03/01/32	613,211	654,077
3.500%, 06/01/32	1,643,019	1,751,977
3.500%, 07/01/32	538,743	572,815
4.000%, 06/01/33	681,408	741,936
Freddie Mac 20 Yr. Pool 3.500%, 02/01/34	2,470,340	2,660,842
Freddie Mac 30 Yr. Gold Pool
3.000%, 11/01/42	117,921	126,744
3.000%, 01/01/43	133,574	142,783
3.000%, 02/01/43	678,895	726,362
3.000%, 03/01/43	6,960,695	7,409,458
3.000%, 06/01/43	1,673,019	1,772,723
3.500%, 04/01/40	121,596	130,425
3.500%, 05/01/40	195,588	210,690
3.500%, 06/01/40	241,776	259,369
3.500%, 07/01/40	46,840	50,435
3.500%, 08/01/40	122,620	132,112
3.500%, 09/01/40	76,924	82,853
3.500%, 10/01/40	89,337	96,210
3.500%, 11/01/40	91,920	99,289
3.500%, 12/01/40	86,864	93,575
3.500%, 04/01/42	403,098	440,079
3.500%, 07/01/42	71,464	77,259
3.500%, 08/01/42	37,009	39,650
3.500%, 09/01/42	175,008	186,530
3.500%, 10/01/42	997,275	1,081,101
3.500%, 01/01/43	373,675	404,017
3.500%, 02/01/43	180,820	195,835
3.500%, 04/01/43	513,223	556,288
3.500%, 05/01/43	286,745	310,814
3.500%, 11/01/44	278,309	298,628
3.500%, 02/01/45	6,049	6,492
3.500%, 06/01/45	11,406	12,345
3.500%, 11/01/45	2,569,943	2,777,295
3.500%, 01/01/46	253,722	273,267
3.500%, 02/01/46	492,374	522,791
3.500%, 05/01/46	858,510	932,235

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
3.500%, 06/01/46	171,442	$181,126
3.500%, 07/01/46	12,220	13,224
3.500%, 08/01/46	71,029	74,815
3.500%, 09/01/46	541,651	585,079
3.500%, 01/01/47	1,208,323	1,281,883
3.500%, 02/01/47	1,846,461	1,949,645
3.500%, 07/01/47	412,086	437,508
3.500%, 11/01/47	101,391	107,646
3.500%, 12/01/47	370,495	392,302
3.500%, 02/01/48	116,072	122,722
3.500%, 04/01/48	378,866	400,612
4.000%, 11/01/41	4,121	4,491
4.000%, 09/01/42	2,023,175	2,215,242
4.000%, 10/01/42	30,612	33,036
4.000%, 11/01/42	293,654	323,061
4.000%, 12/01/42	107,310	118,049
4.000%, 01/01/43	11,098	11,826
4.000%, 02/01/43	119,941	130,708
4.000%, 03/01/43	54,544	59,167
4.000%, 04/01/43	21,583	23,666
4.000%, 05/01/43	226,930	246,731
4.000%, 06/01/43	27,915	30,431
4.000%, 07/01/43	223,652	246,037
4.000%, 08/01/43	189,438	206,905
4.000%, 09/01/43	321,243	352,383
4.000%, 10/01/43	349,071	383,517
4.000%, 11/01/43	12,263	13,095
4.000%, 01/01/44	289,358	318,276
4.000%, 02/01/44	24,921	26,709
4.000%, 04/01/44	12,682	13,555
4.000%, 07/01/44	433,789	476,679
4.000%, 12/01/44	7,555	8,049
4.000%, 01/01/45	260,865	283,895
4.000%, 02/01/45	317,016	348,528
4.000%, 05/01/45	506,879	553,508
4.000%, 12/01/45	301,295	327,949
4.000%, 11/01/47	360,998	385,983
4.000%, 12/01/47	800,725	855,447
4.000%, 01/01/48	186,967	199,620
4.000%, 05/01/48	387,251	418,520
4.500%, 05/01/39	62,423	69,672
4.500%, 09/01/40	490,506	546,469
4.500%, 02/01/41	48,802	54,470
4.500%, 08/01/41	475,274	530,349
4.500%, 09/01/41	65,697	73,326
4.500%, 10/01/41	122,992	137,433
4.500%, 02/01/44	16,979	18,656
4.500%, 10/01/48	73,773	79,401
5.000%, 01/01/35	111,104	124,815
5.000%, 05/01/35	53,359	60,082
5.000%, 07/01/35	692,847	793,709
5.000%, 11/01/35	820,670	940,392
5.000%, 06/01/41	1,175,472	1,345,506
5.000%, 07/01/41	176,788	199,503
5.500%, 03/01/34	792,172	915,472

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
5.500%, 07/01/35	535,783	618,265
Freddie Mac 30 Yr. Pool
2.000%, 03/01/51	99,128	100,279
2.500%, 11/01/50	90,109	93,550
2.500%, 02/01/51	194,458	201,996
3.000%, 09/01/48	582,697	620,400
3.000%, 07/01/49	257,766	271,778
3.000%, 09/01/49	2,480,134	2,639,008
3.000%, 10/01/49	508,775	537,357
3.000%, 03/01/50	410,392	428,850
3.500%, 07/01/46	1,190,368	1,283,053
4.500%, 07/01/40	989,428	1,092,106
4.500%, 05/01/50	198,427	213,492
Freddie Mac ARM Non-Gold Pool
2.130%, 12M LIBOR + 1.880%, 04/01/41 (a)	4,717	4,851
2.160%, 12M LIBOR + 1.910%, 05/01/41 (a)	21,323	22,568
2.179%, 12M LIBOR + 1.750%, 12/01/40 (a)	411,066	433,085
2.195%, 12M LIBOR + 1.910%, 05/01/41 (a)	28,049	29,696
2.328%, 12M LIBOR + 1.750%, 09/01/41 (a)	138,088	145,346
2.380%, 12M LIBOR + 1.880%, 10/01/41 (a)	122,610	129,649
2.426%, 12M LIBOR + 1.910%, 06/01/41 (a)	29,046	30,790
2.481%, 12M LIBOR + 1.880%, 09/01/41 (a)	15,253	16,133
2.509%, 12M LIBOR + 1.897%, 10/01/42 (a)	57,395	60,753
2.910%, 12M LIBOR + 1.910%, 06/01/41 (a)	7,682	7,900
Freddie Mac Multifamily Structured Pass-Through Certificates
2.750%, 11/25/22	3,548,640	3,592,874
3.750%, 11/25/29	179,275	202,834
3.750%, 11/25/32	1,000,000	1,173,943
3.990%, 05/25/33 (a)	3,650,000	4,374,430
Freddie Mac Pool 1.500%, 03/01/51	98,542	95,418
Freddie Mac REMICS (CMO)
0.473%, 1M LIBOR + 0.400%, 03/15/34 (a)	209,891	211,582
0.973%, 1M LIBOR + 0.900%, 02/15/33 (a)	118,100	120,818
1.750%, 06/15/42	114,808	117,243
3.500%, 11/15/31	1,085,154	1,167,159
4.000%, 01/15/41	6,847,166	7,410,241
4.500%, 12/15/26	995,942	1,009,959
4.500%, 02/15/41	14,470	15,370
5.000%, 10/15/34	211,383	239,256
5.000%, 12/15/37	72,005	81,194
5.000%, 03/15/41	408,835	457,078
5.000%, 04/15/41	868,214	1,024,296
5.000%, 05/15/41	974,131	1,172,343
5.500%, 05/15/34	1,199,836	1,377,894
5.500%, 11/15/36	448,192	498,000
5.500%, 06/15/41	2,698,373	3,103,983
Ginnie Mae I 30 Yr. Pool
3.000%, 05/15/42	258,618	272,015
3.000%, 04/15/43	104,469	109,918
3.000%, 05/15/43	121,340	127,441
3.000%, 01/15/45	38,503	40,601
3.000%, 02/15/45	61,309	64,272
3.000%, 03/15/45	311,030	325,990
3.000%, 05/15/45	18,858	19,752

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
3.000%, 06/15/45	33,243	$34,797
3.000%, 07/15/45	175,124	183,334
3.500%, 11/15/41	166,650	180,622
3.500%, 02/15/42	156,909	170,066
3.500%, 03/15/42	175,731	189,466
3.500%, 05/15/42	442,822	477,323
3.500%, 06/15/42	262,880	281,610
3.500%, 05/15/50	357,535	380,796
4.000%, 09/15/40	990,718	1,096,004
4.000%, 10/15/40	60,914	67,478
4.000%, 03/15/41	417,065	455,611
4.000%, 06/15/41	19,507	21,325
4.000%, 09/15/41	118,030	131,021
4.000%, 10/15/41	447,839	497,305
4.000%, 11/15/41	133,604	148,263
4.000%, 12/15/41	382,890	425,287
4.000%, 01/15/42	18,956	20,723
4.000%, 02/15/42	18,321	20,221
4.000%, 03/15/42	108,276	119,734
4.000%, 11/15/42	12,818	13,796
4.000%, 01/15/43	42,602	47,283
4.000%, 03/15/50	58,346	62,604
4.500%, 08/15/39	923,788	1,050,010
4.500%, 06/15/40	270,053	303,728
4.500%, 07/15/40	57,524	64,854
4.500%, 03/15/41	336,117	378,965
4.500%, 04/15/41	26,372	29,767
5.000%, 03/15/39	37,107	42,931
5.000%, 07/15/39	65,131	75,378
5.000%, 08/15/39	67,851	78,501
5.000%, 09/15/39	43,115	49,756
5.000%, 04/15/40	24,166	27,787
5.000%, 08/15/40	100,610	116,485
5.000%, 04/15/41	78,065	89,808
5.000%, 09/15/41	46,863	54,220
5.500%, 10/15/39	10,637	12,496
6.000%, 06/15/36	505,384	600,741
Ginnie Mae II 30 Yr. Pool
2.500%, 12/20/50	294,843	308,218
3.000%, 12/20/42	735,164	781,853
3.000%, 03/20/43	644,953	689,970
3.000%, 01/20/48	1,129,772	1,187,684
3.500%, 12/20/42	234,967	251,530
3.500%, 05/20/46	1,168,776	1,253,377
3.500%, 06/20/46	3,155,599	3,378,784
3.500%, 11/20/47	237,730	252,309
3.500%, 10/20/48	838,764	884,959
4.000%, 09/20/39	83,285	91,121
4.000%, 10/20/40	10,478	11,464
4.000%, 11/20/40	724,797	792,965
4.000%, 10/20/41	932,691	1,022,424
4.000%, 11/20/41	352,093	385,968
4.000%, 04/20/42	461,426	505,823
4.000%, 06/20/42	34,225	37,727
4.000%, 10/20/44	868,110	947,106

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
4.000%, 11/20/44	872,073	951,510
4.000%, 12/20/44	49,437	53,908
4.000%, 03/20/50	73,924	80,591
4.000%, 04/20/50	636,669	688,206
4.500%, 02/20/40	79,536	87,960
4.500%, 09/20/40	8,491	9,392
4.500%, 08/20/48	1,007,915	1,084,487
4.500%, 09/20/48	693,980	745,673
4.500%, 10/20/48	1,005,441	1,071,833
4.500%, 01/20/49	157,628	168,715
4.500%, 03/20/50	230,291	245,056
5.000%, 10/20/48	42,571	45,982
Ginnie Mae II Pool 5.470%, 08/20/59 (a)	344	350
Government National Mortgage Association (CMO)
0.343%, 1M LIBOR + 0.250%, 10/20/47 (a)	801,791	802,509
0.393%, 1M LIBOR + 0.300%, 05/20/48 (a)	797,880	799,448
0.393%, 1M LIBOR + 0.300%, 06/20/48 (a)	1,007,467	1,009,436
0.400%, 1Y H15 + 0.350%, 08/20/66 (a)	3,391,553	3,360,063
0.407%, 1M LIBOR + 0.300%, 08/20/60 (a)	117,397	117,458
0.407%, 1M LIBOR + 0.300%, 09/20/60 (a)	149,949	150,032
0.420%, 1M LIBOR + 0.330%, 07/20/60 (a)	166,136	166,360
0.550%, 1Y H15 + 0.500%, 05/20/66 (a)	3,485,624	3,463,731
0.573%, 1M LIBOR + 0.480%, 01/20/38 (a)	23,541	23,723
0.593%, 1M LIBOR + 0.500%, 07/20/37 (a)	90,953	91,549
0.597%, 1M LIBOR + 0.490%, 02/20/61 (a)	116,997	117,402
0.605%, 1M LIBOR + 0.530%, 12/16/39 (a)	86,385	87,268
0.607%, 1M LIBOR + 0.500%, 12/20/60 (a)	271,789	273,052
0.607%, 1M LIBOR + 0.500%, 02/20/61 (a)	31,199	31,308
0.607%, 1M LIBOR + 0.500%, 04/20/61 (a)	95,550	96,000
0.607%, 1M LIBOR + 0.500%, 05/20/61 (a)	226,567	227,650
0.637%, 1M LIBOR + 0.530%, 06/20/61 (a)	129,347	130,008
0.675%, 1M LIBOR + 0.600%, 11/16/39 (a)	124,844	126,333
0.707%, 1M LIBOR + 0.600%, 10/20/61 (a)	439,930	442,919
0.737%, 1M LIBOR + 0.630%, 01/20/62 (a)	486,156	489,635
0.737%, 1M LIBOR + 0.630%, 03/20/62 (a)	311,384	313,417
0.757%, 1M LIBOR + 0.650%, 05/20/61 (a)	7,480	7,554
0.807%, 1M LIBOR + 0.700%, 11/20/61 (a)	454,679	458,728
0.807%, 1M LIBOR + 0.700%, 01/20/62 (a)	323,009	325,649
1.650%, 01/20/63	14,263	14,357
1.750%, 03/20/63	112,459	112,681
2.500%, 11/20/46	168,229	174,970
2.750%, 02/20/64	1,759,162	1,808,543
2.750%, 05/20/64	889,461	901,471
3.000%, 03/20/63	64,174	65,060
3.250%, 08/20/68	3,388,796	3,580,843
3.500%, 09/20/63	102,998	104,203
4.000%, 12/20/40	1,944,949	2,163,557
4.500%, 05/16/40	65,659	68,032
4.500%, 05/20/40 (b)	5,343	333
4.500%, 12/20/40	1,395,340	1,585,768
5.000%, 12/20/39	4,330,857	4,925,580
5.000%, 03/20/40	2,095,797	2,317,955
5.010%, 09/20/60 (a)	10,680	11,537
5.500%, 04/20/34	191,493	227,587

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association (CMO)
6.007%, -1 x 1M LIBOR + 6.100%, 07/20/41 (a) (b)	102,240	$19,509
8.542%, -1.33 x 1M LIBOR + 8.667%, 04/20/39 (a)	49,154	50,812
Uniform Mortgage-Backed Securities 15 Yr. Pool 2.000%, TBA (c)	500,000	515,713

		219,271,627

Federal Agencies — 36.8%
Fannie Mae Principal Strip Zero Coupon, 05/15/30	40,000,000	34,567,105
Federal Farm Credit Banks Funding Corp.
0.200%, 01/04/24	10,000,000	9,956,839
1.300%, 05/13/30	20,000,000	19,704,976
Federal Home Loan Bank
2.125%, 09/14/29	16,000,000	16,896,636
3.250%, 11/16/28 (d)	10,000,000	11,357,601
Federal Home Loan Mortgage Corp.
Zero Coupon, 12/14/29	10,000,000	8,781,778
Zero Coupon, 09/15/36	10,000,000	7,129,159
Zero Coupon, 12/15/36	45,000,000	31,992,288
0.375%, 05/05/23	8,000,000	8,021,103
6.250%, 07/15/32 (d)	7,568,000	11,117,386
6.750%, 03/15/31	481,000	706,872
Federal National Mortgage Association
Zero Coupon, 11/15/30	10,000,000	8,565,974
0.250%, 05/22/23	12,000,000	12,000,074
0.500%, 06/17/25	8,000,000	7,949,908
0.500%, 11/07/25 (d)	13,000,000	12,845,657
0.625%, 04/22/25	5,000,000	4,993,829
6.625%, 11/15/30	1,430,000	2,068,935
Freddie Mac Strips Zero Coupon, 07/15/32	17,100,000	13,885,736
Resolution Funding Corp. Interest Strip
Zero Coupon, 01/15/29	7,300,000	6,558,053
Zero Coupon, 07/15/29	7,500,000	6,655,528
Resolution Funding Corp. Principal Strip
Zero Coupon, 01/15/30	23,523,000	20,487,588
Zero Coupon, 04/15/30	35,000,000	30,273,076
Tennessee Valley Authority
0.750%, 05/15/25	5,000,000	5,029,880
2.875%, 09/15/24	7,050,000	7,573,419
Tennessee Valley Authority Generic Strip
Zero Coupon, 07/15/29	8,669,000	7,698,036
Zero Coupon, 01/15/34	12,669,000	9,899,046
United States Department of Housing and Urban Development 2.738%, 08/01/25	5,000,000	5,384,863
United States International Development Finance Corp.
1.110%, 05/15/29	6,000,000	6,025,680
1.920%, 12/15/32	10,000,000	10,265,800

		338,392,825

U.S. Treasury—23.0%
U.S. Treasury Bonds
1.875%, 02/15/51 (d)	10,900,000	10,402,688

U.S. Treasury—(Continued)
U.S. Treasury Bonds
2.750%, 08/15/47	7,500,000	8,531,250
3.000%, 05/15/45	5,470,000	6,450,754
3.000%, 02/15/48	58,600,000	69,853,031
3.625%, 02/15/44	37,000,000	47,823,945
U.S. Treasury Inflation Indexed Bond 2.125%, 02/15/40 (e)	3,705,690	5,521,768
U.S. Treasury Notes
0.250%, 06/15/24	5,000,000	4,969,531
0.375%, 03/31/22	4,000,000	4,008,750
1.375%, 06/30/23	20,000,000	20,449,219
1.500%, 03/31/23	26,000,000	26,579,922
2.625%, 02/15/29	5,700,000	6,250,406

		210,841,264

Total U.S. Treasury & Government Agencies (Cost $755,418,193)		768,505,716

Foreign Government — 12.7%

Sovereign—12.7%
Abu Dhabi Government International Bonds
3.125%, 10/11/27 (144A)	2,860,000	3,140,623
3.125%, 09/30/49 (144A)	10,000,000	10,189,000
Colombia Government International Bond 3.125%, 04/15/31 (d)	5,090,000	4,980,769
Hashemite Kingdom of Jordan Government AID Bond 3.000%, 06/30/25	10,389,000	11,167,562
Indonesia Government International Bond 4.750%, 02/11/29	4,410,000	5,178,256
Israel Government AID Bonds
5.500%, 09/18/23	13,878,000	15,444,410
5.500%, 12/04/23	30,210,000	33,716,173
5.500%, 04/26/24	1,900,000	2,163,911
5.500%, 09/18/33	2,195,000	3,096,119
Mexico Government International Bond 4.500%, 04/22/29	4,650,000	5,254,221
Panama Government International Bonds
3.750%, 03/16/25	2,780,000	3,018,774
4.500%, 04/01/56	750,000	847,680
Peruvian Government International Bond 4.125%, 08/25/27	2,620,000	2,929,632
Poland Government International Bond 3.250%, 04/06/26	2,820,000	3,109,050
Qatar Government International Bond 4.000%, 03/14/29 (144A)	2,740,000	3,153,082
Ukraine Government AID Bond 1.471%, 09/29/21	9,388,000	9,409,353

Total Foreign Government (Cost $117,746,357)		116,798,615

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Corporate Bonds & Notes—1.2%

Security Description	Principal Amount*	Value

Diversified Financial Services—1.2%
Private Export Funding Corp. 0.300%, 04/28/23 (144A)	5,000,000	$4,994,021
4.300%, 12/15/21	6,000,000	6,116,194

Total Corporate Bonds & Notes (Cost $12,159,888)		11,110,215

Asset-Backed Securities—1.2%

Asset-Backed - Other—0.1%
Kubota Credit Owner Trust 3.100%, 08/15/22 (144A)	830,903	834,367

Asset-Backed - Student Loan—1.1%
Navient Student Loan Trust 0.692%, 1M LIBOR + 0.600%, 07/26/66 (144A) (a)	2,169,591	2,176,339
SLM Student Loan Trust 0.646%, 3M LIBOR + 0.470%, 01/26/26 (a)	7,869,867	7,849,235

		10,025,574

Total Asset-Backed Securities (Cost $10,891,159)		10,859,941

Mortgage-Backed Securities—0.2%

Collateralized Mortgage Obligations—0.2%
Seasoned Loans Structured Transaction
3.500%, 06/25/28	1,560,682	1,640,401

Total Mortgage-Backed Securities (Cost $1,551,765)		1,640,401

Short-Term Investment—0.8%

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/21 at 0.000%, due on 07/01/21 with a maturity value of $7,491,208; collateralized by U.S. Treasury Note at 0.375%, maturing 04/15/24, with a market value of $7,641,100.	7,491,208	7,491,208

Total Short-Term Investments (Cost $7,491,208)		7,491,208

Securities Lending Reinvestments (f)—2.1%

Certificate of Deposit—0.0%
Agricultural Bank of China 0.100%, 07/01/21	47,950	47,950

Repurchase Agreements—1.2%
Barclays Bank plc Repurchase Agreement dated 06/30/21 at 0.200%, due on 07/01/21 with a maturity value of $800,004; collateralized by various Common Stock with an aggregate market value of $888,957.	800,000	800,000
Barclays Capital, Inc. Repurchase Agreement dated 06/30/21 at 0.030%, due on 07/01/21 with a maturity value of $3,727,850; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/29 - 11/15/43, and an aggregate market value of $3,802,403.	3,727,846	3,727,846
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/21 at 0.050%, due on 07/01/21 with a maturity value of $2,000,003; collateralized by U.S. Government Agency Obligations with rates ranging from 0.920% - 7.500%, maturity dates ranging from 11/01/23 - 06/20/71, and an aggregate market value of $2,040,000.	2,000,000	2,000,000
Deutsche Bank AG, London Repurchase Agreement dated 06/30/21 at 0.170%, due on 07/01/21 with a maturity value of $100,000; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 0.000% - 3.375%, maturity dates ranging from 02/01/22 - 03/11/31, and an aggregate market value of $102,000.	100,000	100,000
HSBC Bank plc Repurchase Agreement dated 06/30/21 at 0.100%, due on 07/01/21 with a maturity value of $900,003; collateralized by U.S. Treasury Obligations with rates ranging from 0.099% - 6.125%, maturity dates ranging from 08/31/21 - 02/15/50, and an aggregate market value of $918,370.	900,000	900,000
NBC Global Finance, Ltd. Repurchase Agreement dated 06/30/21 at 0.245%, due on 07/07/21 with a maturity value of $900,043; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 3.000%, maturity dates ranging from 07/31/22 - 02/15/49, and various Common Stock with an aggregate market value of $1,000,000.	900,000	900,000
Repurchase Agreement dated 06/30/21 at 0.260%, due on 07/07/21 with a maturity value of $500,025; collateralized by U.S. Treasury Obligations with rates ranging from 2.125% - 3.875%, maturity dates ranging from 12/31/23 - 04/15/29, and various Common Stock with an aggregate market value of $555,654.	500,000	500,000
Societe Generale Repurchase Agreement dated 06/30/21 at 0.180%, due on 07/01/21 with a maturity value of $1,500,008; collateralized by various Common Stock with an aggregate market value of $1,666,701.	1,500,000	1,500,000

		10,427,846

Time Deposit—0.0%
Landesbank Baden-Wuettertemberg (London) 0.130%, 07/01/21	100,000	100,000

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Securities Lending Reinvestments (f)—(Continued)

Security Description	Shares	Value

Mutual Funds—0.9%
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.020% (g)	3,000,000	$3,000,000
STIT-Government & Agency Portfolio, Institutional Class 0.030% (g)	2,000,000	2,000,000
Wells Fargo Government Money Market Fund, Select Class 0.030% (g)	3,000,000	3,000,000

		8,000,000

Total Securities Lending Reinvestments (Cost $18,575,796)		18,575,796

Total Investments—101.9% (Cost $923,834,366)		934,981,892
Other assets and liabilities (net)—(1.9)%		(17,085,787)

Net Assets—100.0%		$917,896,105

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2021. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	Interest only security.
(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(d)	All or a portion of the security was held on loan. As of June 30, 2021, the market value of securities loaned was $18,280,341 and the collateral received consisted of cash in the amount of $18,575,796 and non-cash collateral with a value of $276,303. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(e)	Principal amount of security is adjusted for inflation.
(f)	Represents investment of cash collateral received from securities on loan as of June 30, 2021.
(g)	The rate shown represents the annualized seven-day yield as of June 30, 2021.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2021, the market value of 144A securities was $24,487,432, which is 2.7% of net assets.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
90 Day Euro Dollar Futures	12/18/23	350	USD	86,515,625	$(35,735)

Futures Contracts—Short
U.S. Treasury Note 10 Year Futures	09/21/21	(671)	USD	(88,907,500)	(606,828)

Net Unrealized Depreciation					$(642,563)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$768,505,716	$—	$768,505,716
Total Foreign Government*	—	116,798,615	—	116,798,615
Total Corporate Bonds & Notes*	—	11,110,215	—	11,110,215
Total Asset-Backed Securities*	—	10,859,941	—	10,859,941
Total Mortgage-Backed Securities*	—	1,640,401	—	1,640,401
Total Short-Term Investment*	—	7,491,208	—	7,491,208
Securities Lending Reinvestments
Certificate of Deposit	—	47,950	—	47,950
Repurchase Agreements	—	10,427,846	—	10,427,846
Time Deposit	—	100,000	—	100,000
Mutual Funds	8,000,000	—	—	8,000,000
Total Securities Lending Reinvestments	8,000,000	10,575,796	—	18,575,796
Total Investments	$8,000,000	$926,981,892	$—	$934,981,892

Collateral for Securities Loaned (Liability)	$—	$(18,575,796)	$—	$(18,575,796)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(642,563)	$—	$—	$(642,563)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Investments at value (a) (b)	$934,981,892
Cash	156,329
Receivable for:
TBA securities sold	1,242,852
Fund shares sold	3,608
Principal paydowns	3,012
Interest	3,606,549
Variation margin on futures contracts	919,946

Total Assets	940,914,188
Liabilities
Collateral for securities loaned	18,575,796
Payables for:
Investments purchased	832,222
TBA securities purchased	1,761,627
Fund shares redeemed	978,387
Accrued Expenses:
Management fees	298,758
Distribution and service fees	189,131
Deferred trustees’ fees	168,642
Other expenses	213,520

Total Liabilities	23,018,083

Net Assets	$917,896,105

Net Assets Consist of:
Paid in surplus	$934,125,081
Distributable earnings (Accumulated losses)	(16,228,976)

Net Assets	$917,896,105

Net Assets
Class B	$917,896,105
Capital Shares Outstanding*
Class B	84,907,701
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.81

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $923,834,366.
(b)	Includes securities loaned at value of $18,280,341.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Interest	$7,404,725
Securities lending income	32,784

Total investment income	7,437,509
Expenses
Management fees	2,033,717
Administration fees	24,759
Custodian and accounting fees	71,376
Distribution and service fees—Class B	1,184,292
Audit and tax services	36,828
Legal	22,716
Trustees’ fees and expenses	28,684
Shareholder reporting	29,463
Insurance	4,244
Miscellaneous	6,416

Total expenses	3,442,495
Less management fee waiver	(163,943)

Net expenses	3,278,552

Net Investment Income	4,158,957

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	2,938,207
Futures contracts	4,783,233

Net realized gain (loss)	7,721,440

Net change in unrealized appreciation (depreciation) on:
Investments	(31,647,681)
Futures contracts	(531,804)

Net change in unrealized appreciation (depreciation)	(32,179,485)

Net realized and unrealized gain (loss)	(24,458,045)

Net Increase (Decrease) in Net Assets From Operations	$(20,299,088)

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$4,158,957	$11,466,175
Net realized gain (loss)	7,721,440	28,150,071
Net change in unrealized appreciation (depreciation)	(32,179,485)	33,259,564

Increase (decrease) in net assets from operations	(20,299,088)	72,875,810

From Distributions to Shareholders
Class B	(19,720,331)	(24,057,567)

Total distributions	(19,720,331)	(24,057,567)

Increase (decrease) in net assets from capital share transactions	(55,364,980)	34,114,441

Total increase (decrease) in net assets	(95,384,399)	82,932,684

Net Assets
Beginning of period	1,013,280,504	930,347,820

End of period	$917,896,105	$1,013,280,504

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class B
Sales	3,768,578	$41,576,803	18,038,009	$202,442,301
Reinvestments	1,836,157	19,720,331	2,149,917	24,057,567
Redemptions	(10,609,652)	(116,662,114)	(17,071,939)	(192,385,427)

Net increase (decrease)	(5,004,917)	$(55,364,980)	3,115,987	$34,114,441

Increase (decrease) derived from capital shares transactions		$(55,364,980)		$34,114,441

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$11.27		$10.72	$10.26	$10.55	$10.51	$10.59

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.05		0.13	0.20	0.20	0.19	0.18
Net realized and unrealized gain (loss)	(0.27)		0.69	0.55	(0.20)	0.08	(0.03)

Total income (loss) from investment operations	(0.22)		0.82	0.75	0.00	0.27	0.15

Less Distributions
Distributions from net investment income	(0.24)		(0.27)	(0.29)	(0.29)	(0.23)	(0.23)

Total distributions	(0.24)		(0.27)	(0.29)	(0.29)	(0.23)	(0.23)

Net Asset Value, End of Period	$10.81		$11.27	$10.72	$10.26	$10.55	$10.51

Total Return (%) (b)	(1.97	)(c)	7.68	7.49	(0.06)	2.60	1.32

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	(d)	0.72	0.73	0.72	0.71	0.70
Net ratio of expenses to average net assets (%) (e)	0.69	(d)	0.69	0.70	0.72	0.71	0.70
Ratio of net investment income (loss) to average net assets (%)	0.88	(d)	1.13	1.92	1.99	1.76	1.67
Portfolio turnover rate (%)	25	(c)(f)	75 (f)	196 (f)	240 (f)	187 (f)	216 (f)
Net assets, end of period (in millions)	$917.9		$1,013.3	$930.3	$960.4	$1,087.1	$1,215.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 21%, 57%, 114%, 69%, 111%, and 116% for the six months ended June 30, 2021 and the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively.

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Western Asset Management Government Income Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded over-the-counter (“OTC”) are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of

BHFTI-16

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, London Interbank Offered Rate (“LIBOR”) forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

BHFTI-17

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

BHFTI-18

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2021, the Portfolio had direct investments in repurchase agreements with a gross value of $7,491,208. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $10,427,846. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2021.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day.

If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2021 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2021 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2021.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-19

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2021
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Foreign Government*	$—	$—	$—	$—	$—
U.S. Treasury & Government Agencies	(18,575,796)	—	—	—	(18,575,796)
Total Borrowings	$(18,575,796)	$—	$—	$—	$(18,575,796)
Gross amount of recognized liabilities for securities lending transactions					$(18,575,796)

*

Collateralized by securities with a value of $276,303 which are excluded from the Statement of Assets and Liabilities. The remaining contractual maturities of these transactions are overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2021 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized depreciation on futures contracts (a)	$642,563

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2021:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$4,783,233

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$(531,804)

BHFTI-20

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

For the six months ended June 30, 2021, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$88,787,688
Futures contracts short	(117,771,521)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 outbreak has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission, or the applicable regulator. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The

BHFTI-21

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments use or may use a floating rate based on LIBOR, the offered rate at which major international banks can obtain wholesale, unsecured funding. LIBOR may be a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may be used in other ways that affect the Portfolio’s investment performance. In 2017, the UK Financial Conduct Authority (FCA) announced the FCA’s intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (IBA), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. Not all LIBOR-based instruments have provisions that contemplate a scenario where LIBOR is no longer available, and there may be significant uncertainty regarding the effectiveness of any such provisions, resulting in prolonged adverse market conditions for the Portfolio. Uncertainty and volatility arising from the transition may result in a reduction in the value of certain LIBOR-based instruments held by the Portfolio or reduce the effectiveness of related transactions. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio and may adversely affect the Portfolio’s performance or net asset value.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$226,887,652	$4,994,750	$255,885,724	$4,574,887

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2021 were as follows:

Purchases	Sales
$34,544,441	$40,699,270

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2021	% per annum	Average Daily Net Assets
$2,033,717	0.520%	First $100 million
	0.440%	$100 million to $500 million
	0.400%	Over $500 million

BHFTI-22

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Brighthouse Funds Trust II that are managed by the Subadviser.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2021 to April 30, 2022, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.015%	$100 million to $500 million
0.010%	$1 billion to $2 billion
0.030%	Over $2 billion

An identical agreement was in place for the period April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are included in the amount shown as a management fee waiver in the Statement of Operations.

Additionally, for the period April 30, 2021 to April 30, 2022, Brighthouse Investment Advisers has contractually agreed to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that was calculated based solely on the assets of the Portfolio and the fee that was calculated when the Portfolio’s assets were aggregated with those of the Brighthouse Funds Trust II Western Asset Management U.S. Government Portfolio. An identical agreement was in place for the period ended April 30, 2020 to April 30, 2021. Amounts waived for the six months ended June 30, 2021 are included in the amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under

BHFTI-23

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$924,526,926

Gross unrealized appreciation	27,798,250
Gross unrealized depreciation	(16,545,784)

Net unrealized appreciation (depreciation)	$11,252,466

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$24,057,567	$26,176,308	$—	$—	$24,057,567	$26,176,308

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$19,435,064	$—	$33,856,977	$(29,342,511)	$23,949,530

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had accumulated long-term capital losses of $29,342,511.

During the year ended December 31, 2020, the Portfolio utilized accumulated short-term capital losses of $13,333,584 and accumulated long-term capital losses of $7,967,251.

9. Recent Accounting Pronouncement

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates on or after the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of the ASU on the Portfolio’s financial statements.

BHFTI-24

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-25

Brighthouse Funds Trust I

American Funds Growth Portfolio

For the six months ended June 30, 2021, the American Funds Growth Portfolio had a return of 12.69% for Class C versus 15.25% for its benchmark, the S&P 500 Index1.

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2021

	6 Month	1 Year	5 Year	10 Year
American Funds Growth Portfolio
Class C	12.69	52.85	25.14	17.21
S&P 500 Index	15.25	40.79	17.65	14.84

1 The Standard & Poor’s (“S&P”) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

BHFTI-1

Brighthouse Funds Trust I

American Funds Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2021 through June 30, 2021.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period** January 1, 2021 to June 30, 2021
Class C (a)	Actual	0.93%	$1,000.00	$1,126.90	$4.90
	Hypothetical*	0.93%	$1,000.00	$1,020.18	$4.66

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Master Fund in which it invests.

BHFTI-2

Brighthouse Funds Trust I

American Funds Growth Portfolio

Schedule of Investments as of June 30, 2021 (Unaudited)

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds Growth Fund (Class 1) (a) (Cost $1,225,845,616)	15,742,572	$1,862,188,859

Total Investments—100.1% (Cost $1,225,845,616)		1,862,188,859
Other assets and liabilities (net)—(0.1)%		(1,093,222)

Net Assets—100.0%		$1,861,095,637

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$1,862,188,859	$—	$—	$1,862,188,859
Total Investments	$1,862,188,859	$—	$—	$1,862,188,859

See accompanying notes to financial statements.

BHFTI-3

Brighthouse Funds Trust I

American Funds Growth Portfolio

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets
Affiliated investments at value (a)	$1,862,188,859
Receivable for:
Affiliated investments sold	1,771,381
Fund shares sold	61,989

Total Assets	1,864,022,229
Liabilities
Payables for:
Fund shares redeemed	1,833,370
Accrued Expenses:
Distribution and service fees	821,697
Deferred trustees’ fees	182,883
Other expenses	88,642

Total Liabilities	2,926,592

Net Assets	$1,861,095,637

Net Assets Consist of:
Paid in surplus	$941,628,475
Distributable earnings (Accumulated losses)	919,467,162

Net Assets	$1,861,095,637

Net Assets
Class C	$1,861,095,637
Capital Shares Outstanding*
Class C	126,063,448
Net Asset Value, Offering Price and Redemption Price Per Share
Class C	$14.76

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $1,225,845,616.

Statement of Operations

Six Months Ended June 30, 2021 (Unaudited)

Investment Income
Dividends from Master Fund	$2,236,938

Total investment income	2,236,938
Expenses
Administration fees	15,051
Custodian and accounting fees	13,583
Distribution and service fees—Class C	4,843,560
Audit and tax services	16,091
Legal	23,858
Trustees’ fees and expenses	28,684
Shareholder reporting	29,452
Insurance	5,775
Miscellaneous	6,571

Total expenses	4,982,625

Net Investment Income (Loss)	(2,745,687)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investments	55,163,260
Capital gain distributions from Master Fund	231,545,128

Net realized gain (loss)	286,708,388

Net change in unrealized appreciation (depreciation) on affiliated investments	(69,136,509)

Net realized and unrealized gain (loss)	217,571,879

Net Increase (Decrease) in Net Assets From Operations	$214,826,192

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

American Funds Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(2,745,687)	$(185,928)
Net realized gain (loss)	286,708,388	132,057,105
Net change in unrealized appreciation (depreciation)	(69,136,509)	491,055,293

Increase (decrease) in net assets from operations	214,826,192	622,926,470

From Distributions to Shareholders
Class C	(131,030,926)	(163,819,735)

Total distributions	(131,030,926)	(163,819,735)

Increase (decrease) in net assets from capital share transactions	35,626,123	(46,446,651)

Total increase (decrease) in net assets	119,421,389	412,660,084

Net Assets
Beginning of period	1,741,674,248	1,329,014,164

End of period	$1,861,095,637	$1,741,674,248

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31, 2020
	Shares	Value	Shares	Value
Class C
Sales	6,232,665	$92,570,312	10,490,314	$117,731,306
Reinvestments	9,169,414	131,030,926	16,187,721	163,819,735
Redemptions	(12,687,285)	(187,975,115)	(28,945,155)	(327,997,692)

Net increase (decrease)	2,714,794	$35,626,123	(2,267,120)	$(46,446,651)

Increase (decrease) derived from capital shares transactions		$35,626,123		$(46,446,651)

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

American Funds Growth Portfolio

Financial Highlights

Selected per share data
	Class C
	Six Months Ended June 30, 2021 (Unaudited)		Year Ended December 31,
			2020		2019	2018	2017	2016
Net Asset Value, Beginning of Period	$14.12		$10.58		$9.59	$11.19	$9.82	$12.11

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		(0.00	)(b)	0.04	0.01	0.02	0.05
Net realized and unrealized gain (loss)	1.78		4.92		2.62	0.12	2.58	0.78

Total income (loss) from investment operations	1.76		4.92		2.66	0.13	2.60	0.83

Less Distributions
Distributions from net investment income	0.00		(0.10)		(0.05)	(0.05)	(0.05)	(0.04)
Distributions from net realized capital gains	(1.12)		(1.28)		(1.62)	(1.68)	(1.18)	(3.08)

Total distributions	(1.12)		(1.38)		(1.67)	(1.73)	(1.23)	(3.12)

Net Asset Value, End of Period	$14.76		$14.12		$10.58	$9.59	$11.19	$9.82

Total Return (%) (c)	12.69	(d)	51.63		30.34	(0.50)	27.90	9.10

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (e)	0.57	(f)	0.57		0.57	0.57	0.57	0.57
Ratio of net investment income (loss) to average net assets (%)	(0.31	)(f)	(0.01)		0.42	0.11	0.16	0.45
Portfolio turnover rate (%)	7	(d)	5		9	12	11	10
Net assets, end of period (in millions)	$1,861.1		$1,741.7		$1,329.0	$1,093.2	$1,232.3	$1,104.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Master Fund in which the Portfolio invests.
(f)	Computed on an annualized basis.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Growth Portfolio

Notes to Financial Statements—June 30, 2021 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-five series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class C shares are currently offered by the Portfolio.

The Portfolio, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master fund, the American Funds Growth Fund (the “Master Fund”), a fund of the American Funds Insurance Series (“AFIS”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company , an indirect, wholly owned subsidiary of The Capital Group Companies, Inc. The financial statements of the Master Fund accompany the Portfolio’s financial statements and should be read in conjunction with the Portfolio’s financial statements. As of June 30, 2021, the Portfolio owned approximately 4.5% of the Master Fund.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2021 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Master Fund are valued at its closing daily NAV. The NAV of the Portfolio is calculated based on the NAV of the Master Fund in which the Portfolio invests. For information about the use of fair value pricing by the Master Fund, please refer to the Notes to Financial Statements for the Master Fund.

In December 2020, the Securities and Exchange Commission adopted Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 will permit the Portfolio’s Board to designate the Portfolio’s primary investment adviser to perform the Portfolio’s fair value determinations, which will be subject to the Board’s oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. The Adviser continues to review Rule 2a-5 and its impact on the Adviser’s and the Portfolio’s valuation policies and related practices.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus.

BHFTI-7

Brighthouse Funds Trust I

American Funds Growth Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

Book-tax differences are primarily due to net operating losses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Master Fund invests in securities and enters into transactions where risks exist. For information about these risks, please refer to the Notes to Financial Statements for the Master Fund.

Additionally, the Portfolio’s prospectus includes a discussion of the principal risks of investing in the Master Fund in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investments in the Master Fund for the six months ended June 30, 2021 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$254,339,402	$0	$120,866,627

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement (the “Management Agreement”) with the Adviser for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees and has overall responsibility for the general management and administration of the Trust. The Adviser selects the Master Fund in which the Portfolio will invest and monitors the Master Fund investment program. The Adviser currently receives no compensation for its services to the Portfolio. In the event that the Portfolio were to withdraw from the Master Fund and invest its assets directly in investment securities, the Adviser would retain the services of an investment subadviser and would receive a management fee at the annual rate of 0.750% of average daily net assets.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees – The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2021 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of

BHFTI-8

Brighthouse Funds Trust I

American Funds Growth Portfolio

Notes to Financial Statements—June 30, 2021—(Continued)

a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Master Fund

A summary of the Portfolio’s transactions in the securities of the Master Fund during the six months ended June 30, 2021 is as follows:

Security Description	Market Value December 31, 2020	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2021
American Funds Growth Fund (Class 1)	$1,742,689,333	$254,339,402	$(120,866,627)	$55,163,260	$(69,136,509)	$1,862,188,859

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held June 30, 2021
American Funds Growth Fund (Class 1)	$231,545,128	$2,236,938	15,742,572

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2021 was as follows:

Cost basis of investments	$1,226,301,256

Gross unrealized appreciation	636,343,243
Gross unrealized depreciation	(455,640)

Net unrealized appreciation (depreciation)	$635,887,603

The tax character of distributions paid for the years ended December 31, 2020 and 2019 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2020	2019	2020	2019	2020	2019
$11,541,030	$5,320,417	$152,278,705	$179,674,928	$163,819,735	$184,995,345

As of December 31, 2020, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$130,821,548	$705,024,112	$—	$835,845,660

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2020, the Portfolio had no accumulated capital losses.

BHFTI-9

Brighthouse Funds Trust I

American Funds Growth Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2020 through March 31, 2021, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTI-10

American Funds

Insurance Series®

Semi-annual report

for the six months ended

June 30, 2021

American Funds Insurance Series, by Capital Group, is the underlying investment vehicle for many variable annuities and insurance products. For 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Hedge instruments, including exchange-traded futures contracts and exchange-traded put options, may not provide an effective hedge of the underlying securities because changes in the prices of such instruments may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Fellow investors:

Results for the American Funds Insurance Series for the periods ended June 30, 2021, are shown on the following pages, as well as results of the funds’ benchmarks.

For additional information about the series, its investment results, holdings and portfolio managers, visit capitalgroup.com/afis. You can also access information about Capital Group’s American Funds and read our insights about the markets, retirement, saving for college, investing fundamentals and more at capitalgroup.com.

Contents

1	Letter to investors

2	Results at a glance

Investment portfolios

28	Global Growth Fund

33	Global Small Capitalization Fund

41	Growth Fund

48	International Fund

53	New World Fund®

66	Washington Mutual Investors Fund

71	Capital World Growth and Income Fund®

80	Growth-Income Fund

86	International Growth and Income Fund

90	Capital Income Builder®

104	Asset Allocation Fund

134	Global Balanced Fund

147	The Bond Fund of America®

169	Capital World Bond Fund®

191	American High-Income Trust®

210	American Funds Mortgage Fund®

217	Ultra-Short Bond Fund

219	U.S. Government Securities Fund®

227	Managed Risk Growth Fund

229	Managed Risk International Fund

231	Managed Risk Washington Mutual Investors Fund

233	Managed Risk Growth-Income Fund

235	Managed Risk Asset Allocation Fund

237	Financial statements

American Funds Insurance Series	1

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Results at a glance

For periods ended June 30, 2021, with all distributions reinvested

	Inception	Cumulative total returns		Average annual total returns
Class 1 shares	date	6 months	1 year	5 years	10 years	Lifetime
Global Growth Fund	4/30/97	11.76%	40.24%	19.97%	13.82%	11.29%
MSCI All Country World Index (ACWI)[1]		12.30	39.26	14.61	9.90	7.24
Global Small Capitalization Fund	4/30/98	10.86	48.91	18.03	10.77	10.78
MSCI All Country World Small Cap Index[1]		15.43	54.07	14.13	9.90	8.67
Growth Fund	2/8/84	13.03	53.72	25.84	17.88	14.02
Standard & Poor’s 500 Composite Index[2]		15.25	40.79	17.65	14.84	11.89
International Fund	5/1/90	4.71	34.76	12.27	6.96	8.42
MSCI All Country World Index (ACWI) ex USA[1]		9.16	35.72	11.08	5.45	6.19
New World Fund	6/17/99	10.21	42.32	15.30	7.72	9.42
MSCI All Country World Index (ACWI)[1]		12.30	39.26	14.61	9.90	6.07
Washington Mutual Investors Fund	7/5/01	15.14	36.86	12.16	12.34	7.40
Standard & Poor’s 500 Composite Index[2]		15.25	40.79	17.65	14.84	8.64
Capital World Growth and Income Fund	5/1/06	10.06	34.95	13.80	10.54	8.08
MSCI All Country World Index (ACWI)[1]		12.30	39.26	14.61	9.90	7.22
Growth-Income Fund	2/8/84	14.30	34.96	16.56	14.03	11.76
Standard & Poor’s 500 Composite Index[2]		15.25	40.79	17.65	14.84	11.89
International Growth and Income Fund	11/18/08	7.20	34.10	9.45	6.04	9.29
MSCI All Country World Index (ACWI) ex USA[1]		9.16	35.72	11.08	5.45	9.20
Capital Income Builder	5/1/14	9.85	22.58	7.22	—	5.60
70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index[3]		7.98	26.29	11.27	—	8.26
MSCI All Country World Index (ACWI)[1]		12.30	39.26	14.61	—	10.10
Bloomberg Barclays U.S. Aggregate Index[4]		–1.60	–0.33	3.03	—	3.34
Asset Allocation Fund	8/1/89	10.22	26.09	12.00	10.67	8.95
60%/40% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index[5]		8.28	23.02	11.89	10.39	8.92
Standard & Poor’s 500 Composite Index[2]		15.25	40.79	17.65	14.84	10.55
Bloomberg Barclays U.S. Aggregate Index[4]		–1.60	–0.33	3.03	3.39	5.81
Global Balanced Fund	5/2/11	6.10	20.72	10.11	7.57	7.17
60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index[6]		5.89	23.58	9.80	6.92	6.55
MSCI All Country World Index (ACWI)[1]		12.30	39.26	14.61	9.90	9.30
Bloomberg Barclays Global Aggregate Index[4]		–3.21	2.63	2.34	2.05	2.00
The Bond Fund of America	1/2/96	–0.67	2.45	3.91	3.84	4.80
Bloomberg Barclays U.S. Aggregate Index[4]		–1.60	–0.33	3.03	3.39	4.99
Capital World Bond Fund	10/4/06	–3.20	4.41	3.07	2.52	4.10
Bloomberg Barclays Global Aggregate Index[4]		–3.21	2.63	2.34	2.05	3.61
American High-Income Trust	2/8/84	6.62	21.11	8.13	6.02	8.72
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index[4]		3.61	15.34	7.47	6.65	N/A
American Funds Mortgage Fund	5/2/11	–0.57	0.53	2.63	2.86	2.91
Bloomberg Barclays U.S. Mortgage Backed Securities Index[4]		–0.77	–0.42	2.27	2.64	2.72
Ultra-Short Bond Fund	2/8/84	–0.18	–0.27	0.88	0.33	3.26
Bloomberg Barclays Short-Term Government/Corporate Index[4]		0.11	0.25	1.47	0.90	N/A
U.S. Government Securities Fund	12/2/85	–1.31	–0.14	2.85	3.01	5.71
Bloomberg Barclays U.S. Government/ Mortgage-Backed Securities Index[4]		–1.79	–2.01	2.25	2.72	6.07

2	American Funds Insurance Series

	Inception	Cumulative total returns		Average annual total returns
Class P1 shares	date	6 months	1 year	5 years	Lifetime
Managed Risk Growth Fund	5/1/13	7.56%	31.22%	18.32%	12.84%
S&P 500 Managed Risk Index — Moderate Aggressive[7]		10.54	21.82	11.49	10.17
Managed Risk International Fund	5/1/13	2.73	20.86	7.91	3.94
S&P EPAC Ex. Korea LargeMidCap Managed Risk Index — Moderate Aggressive[7]		6.70	18.87	6.94	3.87
Managed Risk Washington Mutual Investors Fund	5/1/13	9.08	17.85	7.15	6.76
S&P 500 Managed Risk Index — Moderate[7]		8.97	19.02	10.48	9.33
Managed Risk Growth-Income Fund	5/1/13	8.82	18.76	12.42	9.64
S&P 500 Managed Risk Index — Moderate[7]		8.97	19.02	10.48	9.33
Managed Risk Asset Allocation Fund	9/28/12	8.62	19.69	9.27	8.33
S&P 500 Managed Risk Index — Moderate Conservative[7]		7.57	16.61	9.55	8.86

The market indexes shown are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/ or expense reimbursements, without which results would have been lower. The investment adviser is currently waiving a portion of its management fee for New World Fund, Washington Mutual Investors Fund, Capital World Growth and Income Fund, Capital Income Builder, The Bond Fund of America, Capital World Bond Fund, American High-Income Trust, American Funds Mortgage Fund and U.S. Government Securities Fund. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the fund’s board. Visit capitalgroup.com/afis for more information.

[1]

Source: MSCI. Results for MSCI indexes reflect dividends net of withholding taxes and reinvestment of distributions. MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. MSCI All Country World Small Cap Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets. MSCI All Country World ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market results in the global developed and emerging markets, excluding the United States. The index consists of more than 40 developed and emerging market country indexes.

[2]	Source: S&P Dow Jones Indices LLC. S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.
[3]

Sources: MSCI and Bloomberg Index Services Ltd. The 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Its result assumes the blend is rebalanced monthly.

[4]

Source: Bloomberg Index Services Ltd. Bloomberg Barclays U.S. Aggregate Index represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market. Bloomberg Barclays Global Aggregate Index represents the global investment-grade fixed income markets. Bloomberg Barclays U.S. Mortgage Backed Securities Index is a market-value-weighted index that covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%. Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index covers obligations issued by the U.S. Treasury and U.S. government agencies. Bloomberg Barclays Short-Term Government/Corporate Index consists of investment-grade, fixed rate, publicly placed, dollar-denominated and non-convertible securities with remaining maturity from one up to (but not including) 12 months within either the government or corporate sector.

[5]

Sources: Bloomberg Index Services Ltd. and S&P Dow Jones Indices LLC. Blends the S&P 500 with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Results assume the blend is rebalanced monthly.

[6]

Sources: MSCI and Bloomberg Index Services Ltd. The 60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.

[7]

Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.

American Funds Insurance Series	3

About the series

Unless otherwise indicated, American Funds Insurance Series investment results are for Class 1 shares (Class P1 shares for managed risk funds). Class 1A shares began operations on January 6, 2017. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 1A shares, 0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The variable annuities and life insurance contracts that use the series funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. The investment adviser is currently waiving a portion of its management fee for New World Fund, Washington Mutual Investors Fund (formerly Blue Chip Income and Growth Fund), Capital World Growth and Income Fund (formerly Global Growth and Income Fund), Capital Income Builder, The Bond Fund of America (formerly Bond Fund), Capital World Bond Fund, American High-Income Trust (formerly High-Income Bond Fund), American Funds Mortgage Fund and U.S. Government Securities Fund (formerly U.S. Government/AAA-Rated Securities Fund). These waivers will be in effect through at least May 1, 2022, and may only be modified or terminated with the approval of the series board. Visit capitalgroup.com/afis for more information.

For the managed risk funds, the investment adviser is currently waiving a portion of its management fee equal to 0.05% of each fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of other expenses for Managed Risk International Fund and Managed Risk Washington Mutual Investors Fund. The waivers and reimbursements will be in effect through at least May 1, 2022, unless modified or terminated by the series board. After that time, the investment adviser may elect to extend, modify or terminate the reimbursements. The waivers may only be modified or terminated with the approval of the series board. Applicable fund results shown reflect the waivers and reimbursements, without which results would have been lower and the net expense ratios higher. Refer to the Financial Highlights tables in this report for details.

The Managed Risk Growth Fund pursues its objective by investing in shares of American Funds Insurance Series – Growth FundSM and American Funds Insurance Series – The Bond Fund of AmericaSM. The Managed Risk International Fund pursues its objective by investing in shares of American Funds Insurance Series –International FundSM and American Funds Insurance Series – The Bond Fund of America. The Managed Risk Washington Mutual Investors Fund pursues its objective by investing in shares of American Funds Insurance Series – Washington Mutual Investors FundSM and American Funds Insurance Series – U.S. Government Securities FundSM. The Managed Risk Growth-Income Fund pursues its objective by investing in shares of American Funds Insurance Series – Growth-Income FundSM and American Funds Insurance Series – The Bond Fund of America. The Managed Risk Asset Allocation Fund pursues its objective by investing in shares of American Funds Insurance Series – Asset Allocation Fund.SM The funds seek to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures contracts and exchange-traded put options. The benefit of the funds’ managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the funds’ results can be expected to lag those of the underlying funds.

Funds are listed in the report as follows: equity, balanced, fixed income and managed risk.

4	American Funds Insurance Series

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2021*

	6 months	1 year	5 years	10 years	Lifetime (since April 30, 1997)	Expense ratio

Class 1	11.76%	40.24%	19.97%	13.82%	11.29%	0.56%
Class 1A	11.62	39.88	19.68	13.54	11.01	0.81
Class 2	11.60	39.87	19.67	13.53	11.01	0.81
Class 4	11.47	39.53	19.37	13.30	10.75	1.06

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021. See the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2021	Percent of net assets

American Funds Insurance Series	5

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2021*

	6 months	1 year	5 years	10 years	Lifetime (since April 30, 1998)	Expense ratio

Class 1	10.86%	48.91%	18.03%	10.77%	10.78%	0.74%
Class 1A	10.73	48.53	17.75	10.50	10.51	0.99
Class 2	10.72	48.51	17.74	10.49	10.51	0.99
Class 4	10.56	48.18	17.44	10.22	10.23	1.24

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021. See the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2021	Percent of net assets

6	American Funds Insurance Series

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2021*

	6 months	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	13.03%	53.72%	25.84%	17.88%	14.02%	0.36%
Class 1A	12.87	53.33	25.53	17.59	13.74	0.61
Class 2	12.87	53.34	25.52	17.58	13.74	0.61
Class 3	12.91	53.43	25.61	17.67	13.82	0.54
Class 4	12.74	52.96	25.21	17.31	13.46	0.86

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021. See the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2021	Percent of net assets

American Funds Insurance Series	7

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2021*

	6 months	1 year	5 years	10 years	Lifetime (since May 1, 1990)	Expense ratio

Class 1	4.71%	34.76%	12.27%	6.96%	8.42%	0.55%
Class 1A	4.61	34.42	12.00	6.70	8.15	0.80
Class 2	4.61	34.46	11.99	6.69	8.15	0.80
Class 3	4.67	34.52	12.07	6.77	8.23	0.73
Class 4	4.47	34.11	11.72	6.45	7.89	1.05

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021. See the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2021	Percent of net assets

8	American Funds Insurance Series

New World Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2021*

	6 months	1 year	5 years	10 years	Lifetime (since June 17, 1999)	Gross expense ratio	Net expense ratio

Class 1	10.21%	42.32%	15.30%	7.72%	9.42%	0.77%	0.59%
Class 1A	10.05	41.98	15.02	7.45	9.15	1.02	0.84
Class 2	10.09	41.98	15.01	7.45	9.15	1.02	0.84
Class 4	9.92	41.64	14.72	7.19	8.88	1.27	1.09

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021. See the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2021	Percent of net assets

American Funds Insurance Series	9

Washington Mutual Investors Fund (formerly Blue Chip Income and Growth Fund)*

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2021†

	6 months	1 year	5 years	10 years	Lifetime (since May 1, 2006)	Gross expense ratio	Net expense ratio

Class 1	15.14%	36.86%	12.16%	12.34%	7.40%	0.43%	0.27%
Class 1A	15.00	36.58	11.90	12.07	7.14	0.68	0.52
Class 2	15.03	36.49	11.87	12.06	7.13	0.68	0.52
Class 4	14.88	36.17	11.59	11.84	6.90	0.93	0.77

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021. See the Financial Highlights table in this report for details.

†	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2021	Percent of net assets

*

Normally, the fund invests at least 80% of its assets in dividend-paying common stocks of larger, more established companies domiciled in the United States with market capitalizations greater than $4.0 billion. Though the fund’s investment adviser does not intend to change the manner in which the fund is managed, this investment guideline will no longer be disclosed in the fund’s registration statement as of November 1, 2021.

10	American Funds Insurance Series

Capital World Growth and Income Fund® (formerly Global Growth and Income Fund)

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2021*

	6 months	1 year	5 years	10 years	Lifetime (since May 1, 2006)	Gross expense ratio	Gross expense ratio

Class 1	10.06%	34.95%	13.80%	10.54%	8.08%	0.66%	0.43%
Class 1A	9.94	34.67	13.55	10.28	7.82	0.91	0.68
Class 2	9.98	34.67	13.52	10.26	7.81	0.91	0.68
Class 4	9.82	34.38	13.23	10.01	7.56	1.16	0.93

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021. See the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2021	Percent of net assets

American Funds Insurance Series	11

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2021*

	6 months	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	14.30%	34.96%	16.56%	14.03%	11.76%	0.30%
Class 1A	14.14	34.61	16.29	13.75	11.48	0.55
Class 2	14.14	34.61	16.27	13.74	11.48	0.55
Class 3	14.19	34.72	16.35	13.82	11.56	0.48
Class 4	14.00	34.29	15.98	13.47	11.21	0.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021. See the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2021	Percent of net assets

12	American Funds Insurance Series

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2021*

	6 months	1 year	5 years	10 years	Lifetime (since November 18, 2008)	Expense ratio

Class 1	7.20%	34.10%	9.45%	6.04%	9.29%	0.68%
Class 1A	7.08	33.82	9.21	5.79	9.03	0.93
Class 2	7.02	33.74	9.18	5.78	9.02	0.93
Class 4	6.88	33.41	8.90	5.55	8.77	1.18

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021. See the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2021	Percent of net assets

American Funds Insurance Series	13

Capital Income Builder®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2021*

	6 months	1 year	5 years	Lifetime (since May 1, 2014)	Gross expense ratio	Net expense ratio

Class 1	9.85%	22.58%	7.22%	5.60%	0.53%	0.28%
Class 1A	9.72	22.31	6.96	5.34	0.78	0.53
Class 2	9.72	22.42	6.97	5.43	0.78	0.53
Class 4	9.60	22.03	6.70	5.08	1.03	0.78

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021. See the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2021	Percent of net assets

14	American Funds Insurance Series

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2021*

	6 months	1 year	5 years	10 years	Lifetime (since August 1,1989)	Expense ratio

Class 1	10.22%	26.09%	12.00%	10.67%	8.95%	0.30%
Class 1A	10.10	25.75	11.74	10.40	8.68	0.55
Class 2	10.06	25.75	11.72	10.40	8.68	0.55
Class 3	10.14	25.85	11.81	10.47	8.76	0.48
Class 4	9.97	25.47	11.45	10.16	8.42	0.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021. See the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2021	Percent of net assets

American Funds Insurance Series	15

Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2021*

	6 months	1 year	5 years	10 years	Lifetime (since May 2, 2011)	Expense ratio

Class 1	6.10%	20.72%	10.11%	7.57%	7.17%	0.72%
Class 1A	5.98	20.45	9.87	7.32	6.92	0.97
Class 2	5.98	20.41	9.83	7.29	6.91	0.97
Class 4	5.82	20.13	9.57	7.15	6.75	1.22

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021. See the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2021	Percent of net assets

16	American Funds Insurance Series

The Bond Fund of America® (formerly Bond Fund)

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2021*

	6 months	1 year	5 years	10 years	Lifetime (since January 2, 1996)	Gross expense ratio	Net expense ratio

Class 1	-0.67%	2.45%	3.91%	3.84%	4.80%	0.40%	0.21%
Class 1A	–0.79	2.16	3.66	3.58	4.54	0.65	0.46
Class 2	–0.81	2.14	3.64	3.57	4.54	0.65	0.46
Class 4	–0.93	1.89	3.38	3.33	4.28	0.90	0.71

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021. See the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2021	Percent of net assets

American Funds Insurance Series	17

Capital World Bond Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2021*

	6 months	1 year	5 years	10 years	Lifetime (since October 4, 2006)	Gross expense ratio	Net expense ratio

Class 1	–3.20%	4.41%	3.07%	2.52%	4.10%	0.58%	0.48%
Class 1A	–3.24	4.21	2.86	2.29	3.86	0.83	0.73
Class 2	–3.26	4.20	2.82	2.26	3.84	0.83	0.73
Class 4	–3.41	3.88	2.56	2.05	3.61	1.08	0.98

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021. See the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2021	Percent of net assets

18	American Funds Insurance Series

American High-Income Trust® (formerly High-Income Bond Fund)

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2021*

	6 months	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Gross expense ratio	Net expense ratio

Class 1	6.62%	21.11%	8.13%	6.02%	8.72%	0.52%	0.33%
Class 1A	6.49	20.82	7.90	5.77	8.45	0.77	0.58
Class 2	6.50	20.81	7.88	5.76	8.45	0.77	0.58
Class 3	6.56	20.85	7.93	5.83	8.52	0.70	0.51
Class 4	6.28	20.38	7.58	5.53	8.19	1.02	0.83

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021. See the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2021	Percent of net assets

American Funds Insurance Series	19

American Funds Mortgage Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2021*

	6 months	1 year	5 years	10 years	Lifetime (since May 2, 2011)	Gross expense ratio	Net expense ratio

Class 1	-0.57%	0.53%	2.63%	2.86%	2.91%	0.48%	0.27%
Class 1A	–0.60	0.38	2.40	2.61	2.66	0.73	0.52
Class 2	–0.70	0.28	2.38	2.60	2.65	0.73	0.52
Class 4	–0.74	0.06	2.13	2.41	2.45	0.98	0.77

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021. See the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2021	Percent of net assets

20	American Funds Insurance Series

Ultra-Short Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2021*

	6 months	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	–0.18%	–0.27%	0.88%	0.33%	3.26%	0.37%
Class 1A	–0.18	–0.27	0.85	0.19	3.03	0.62
Class 2	–0.27	–0.45	0.69	0.15	3.07	0.55
Class 3	-0.27	–0.54	0.62	0.08	3.01	0.62
Class 4	–0.36	–0.72	0.38	-0.10	2.77	0.87

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021. See the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2021	Percent of net assets

Commercial paper	54.7%
Bonds & notes of governments & government agencies outside the U.S.	18.7
U.S. Treasury bills	15.2
Federal agency bills & notes	9.1
Other assets less liabilities	2.3

Total	100.0%

American Funds Insurance Series	21

U.S. Government Securities Fund® (formerly U.S. Government/AAA-Rated Securities Fund)

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2021*

	6 months	1 year	5 years	10 years	Lifetime (since December 2, 1985)	Gross expense ratio	Net expense ratio

Class 1	–1.31%	–0.14%	2.85%	3.01%	5.71%	0.39%	0.23%
Class 1A	–1.42	–0.42	2.62	2.77	5.45	0.64	0.48
Class 2	–1.36	–0.36	2.59	2.76	5.45	0.64	0.48
Class 3	–1.41	–0.38	2.66	2.83	5.52	0.57	0.41
Class 4	–1.58	–0.72	2.31	2.54	5.19	0.89	0.73

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2021. See the Financial Highlights table in this report for details.

*	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2021	Percent of net assets

22	American Funds Insurance Series

Managed Risk Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2021*

	6 months	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	7.56%	31.22%	18.32%	12.84%	0.74%	0.69%
Class P2	7.53	30.94	18.02	12.52	0.99	0.94

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2021.

*	Periods greater than one year are annualized.

American Funds Insurance Series	23

Managed Risk International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2021*

	6 months	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	2.73%	20.86%	7.91%	3.94%	0.94%	0.86%
Class P2	2.64	20.52	7.56	3.57	1.19	1.11

The investment adviser is currently waiving a portion of its management fee. In addition, the investment adviser is currently reimbursing a portion of other expenses. This waiver and reimbursement will be in effect through at least May 1, 2022. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver and reimbursement, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2021.

*	Periods greater than one year are annualized.

24	American Funds Insurance Series

Managed Risk Washington Mutual Investors Fund (formerly Managed Risk Blue Chip Income and Growth Fund)

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2021*

	6 months	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	9.08%	17.85%	7.15%	6.76%	0.68%	0.63%
Class P2	8.99	17.61	6.81	6.41	0.93	0.88

The investment adviser is currently waiving a portion of its management fee. In addition, the investment adviser is currently reimbursing a portion of other expenses. This waiver and reimbursement will be in effect through at least May 1, 2022. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver and reimbursement, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2021.

*	Periods greater than one year are annualized.

American Funds Insurance Series	25

Managed Risk Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2021*

	6 months	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	8.82%	18.76%	12.42%	9.64%	0.68%	0.63%
Class P2	8.76	18.44	12.14	9.32	0.93	0.88

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are restated to reflect current fees and are as of the fund’s prospectus dated May 1, 2021.

*	Periods greater than one year are annualized.

26	American Funds Insurance Series

Managed Risk Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Total returns based on a $1,000 investment

For periods ended June 30, 2021*

	6 months	1 year	5 years	Lifetime (since September 28, 2012)	Gross expense ratio	Net expense ratio

Class P1	8.62%	19.69%	9.27%	8.33%	0.70%	0.65%
Class P2	8.46	19.38	9.00	8.06	0.95	0.90

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2022. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information.

*	Periods greater than one year are annualized.

American Funds Insurance Series	27

Global Growth Fund
Investment portfolio June 30, 2021	unaudited

Common stocks 92.05%	Shares	Value (000)
Information technology 31.05%
ASML Holding NV	560,592	$385,140
ASML Holding NV (New York registered) (ADR)	303,400	209,601
Taiwan Semiconductor Manufacturing Company, Ltd.	24,817,000	529,964
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	140,000	16,822
Microsoft Corp.	1,902,900	515,496
PayPal Holdings, Inc.[1]	846,600	246,767
Adyen NV1	61,500	150,259
Broadcom, Inc.	233,350	111,271
Adobe, Inc.[1]	135,000	79,061
Applied Materials, Inc.	520,137	74,068
PagSeguro Digital, Ltd., Class A1	1,094,000	61,176
Zendesk, Inc.[1]	419,500	60,551
Samsung Electronics Co., Ltd.	785,100	56,260
EPAM Systems, Inc.[1]	105,240	53,773
Amphenol Corp., Class A	747,000	51,102
Hexagon AB, Class B	3,136,000	46,464
Fiserv, Inc.[1]	419,103	44,798
Keyence Corp.	72,300	36,490
DocuSign, Inc.[1]	106,750	29,844
Advanced Micro Devices, Inc.[1]	301,500	28,320
Mastercard, Inc., Class A	67,500	24,644
Visa, Inc., Class A	70,197	16,413
TeamViewer AG1	428,000	16,098
Network International Holdings PLC[1]	3,173,000	16,051
Amadeus IT Group SA, Class A, non-registered shares[1]	212,301	14,933
Worldline SA, non-registered shares[1]	152,800	14,303
Jack Henry & Associates, Inc.	69,400	11,348
		2,901,017

Consumer discretionary 18.31%
Amazon.com, Inc.[1]	144,050	495,555
Chipotle Mexican Grill, Inc.[1]	130,000	201,544
LVMH Moët Hennessy-Louis Vuitton SE	158,900	124,599
Domino’s Pizza, Inc.	230,200	107,386
Floor & Decor Holdings, Inc., Class A1	914,698	96,684
Ocado Group PLC[1]	2,881,000	79,825
Renault SA1	1,688,781	68,254
NIKE, Inc., Class B	383,100	59,185
Booking Holdings, Inc.[1]	24,600	53,827
Coupang, Inc., Class A1,2	906,542	37,912
Naspers, Ltd., Class N	169,130	35,510
Prosus NV	347,800	34,011
MercadoLibre, Inc.[1]	21,200	33,025
Xpeng, Inc., Class A (ADR)[1]	671,711	29,837
Home Depot, Inc.	92,275	29,426
Stellantis NV	1,327,055	26,027
Sony Group Corp.	243,000	23,656
Entain PLC[1]	887,000	21,417
IDP Education, Ltd.	1,119,000	20,594
MGM China Holdings, Ltd.[1]	12,708,000	19,248
EssilorLuxottica	102,335	18,886
Evolution AB	114,500	18,094
Wynn Macau, Ltd.[1]	10,510,400	16,542
Moncler SpA	217,370	14,707
Melco Resorts & Entertainment, Ltd. (ADR)[1]	835,000	13,836
JD Health International, Inc.[1]	893,550	12,809
Marriott International, Inc., Class A1	74,000	10,102
THG PLC[1]	1,026,870	8,665
		1,711,163

28	American Funds Insurance Series

Global Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care 11.76%
DexCom, Inc.[1]	253,000	$108,031
UnitedHealth Group, Inc.	259,600	103,954
Mettler-Toledo International, Inc.[1]	65,000	90,047
AstraZeneca PLC	674,300	80,991
NovoCure, Ltd.[1]	340,000	75,419
Cigna Corp.	316,600	75,056
Pfizer, Inc.	1,699,000	66,533
Fisher & Paykel Healthcare Corp., Ltd.	2,550,000	55,470
Regeneron Pharmaceuticals, Inc.[1]	95,036	53,081
Merck & Co., Inc.	620,000	48,217
Tandem Diabetes Care, Inc.[1]	379,084	36,923
Silk Road Medical, Inc.[1]	702,000	33,598
Danaher Corp.	110,000	29,520
Humana Inc.	55,000	24,350
Zoetis, Inc., Class A	130,000	24,227
Bayer AG	363,860	22,094
Catalent, Inc.[1]	200,000	21,624
Eli Lilly and Company	92,000	21,116
Zai Lab, Ltd. (ADR)[1]	95,400	16,885
Olympus Corp.	796,800	15,836
bioMérieux SA	135,000	15,687
Novartis AG	165,600	15,092
Rede D’Or Sao Luiz SA	1,073,663	14,901
Sanofi	135,000	14,144
Teladoc Health, Inc.[1]	79,000	13,137
Vertex Pharmaceuticals, Inc.[1]	49,500	9,981
Coloplast A/S, Class B	55,750	9,148
Organon & Co.[1]	62,000	1,876
Viatris, Inc.	110,678	1,582
		1,098,520

Communication services 9.69%
Alphabet, Inc., Class A1	95,500	233,191
Alphabet, Inc., Class C1	63,852	160,033
Facebook, Inc., Class A1	710,030	246,885
Tencent Holdings, Ltd.	2,028,000	152,538
Bilibili, Inc., Class Z1	284,200	34,993
Sea, Ltd., Class A (ADR)[1]	95,851	26,321
Altice USA, Inc., Class A1	751,200	25,646
Kuaishou Technology, Class B1,3,4	571,000	13,180
Kuaishou Technology, Class B1	900	22
Bumble, Inc., Class A1	217,500	12,528
		905,337

Financials 8.84%
AIA Group, Ltd.	12,499,500	155,352
Tradeweb Markets, Inc., Class A	1,685,360	142,514
Kotak Mahindra Bank, Ltd.[1]	3,018,964	69,284
JPMorgan Chase & Co.	438,700	68,235
Allfunds Group PLC[1]	2,890,300	50,304
AXA SA	1,692,893	42,927
Citigroup, Inc.	497,600	35,205
Prudential PLC	1,773,082	33,688
Société Générale	1,011,450	29,815
Moscow Exchange MICEX-RTS PJSC	12,640,000	29,504
BlackRock, Inc.	26,500	23,187
HDFC Life Insurance Company, Ltd.	2,064,553	19,062
QBE Insurance Group, Ltd.	2,132,000	17,252
Willis Towers Watson PLC	73,000	16,792
CME Group, Inc., Class A	76,437	16,257
Bank of America Corp.	385,000	15,874
FinecoBank SpA[1]	893,000	15,565

American Funds Insurance Series	29

Global Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Macquarie Group, Ltd.	101,500	$11,907
Banco Santander, SA	2,946,020	11,247
Lufax Holding, Ltd. (ADR)[1,2]	966,000	10,916
Sberbank of Russia PJSC (ADR)	645,500	10,719
		825,606

Consumer staples 5.51%
British American Tobacco PLC	2,585,800	100,154
Philip Morris International, Inc.	919,500	91,132
Kweichow Moutai Co., Ltd., Class A	269,957	85,928
Altria Group, Inc.	1,248,500	59,529
Keurig Dr Pepper, Inc.	1,624,000	57,230
Nestlé SA	313,500	39,040
Walgreens Boots Alliance, Inc.	657,651	34,599
Associated British Foods PLC	595,000	18,239
Costco Wholesale Corp.	42,170	16,685
Mondelez International, Inc.	192,000	11,988
		514,524

Industrials 3.49%
DSV Panalpina A/S	201,000	46,875
Airbus SE, non-registered shares[1]	327,000	42,047
MTU Aero Engines AG	167,000	41,366
Alliance Global Group, Inc.	156,400,700	32,552
GT Capital Holdings, Inc.	2,454,611	30,522
NIBE Industrier AB, Class B	2,740,000	28,821
Safran SA	164,000	22,737
Country Garden Services Holdings Co., Ltd.	2,003,000	21,644
Nidec Corp.	149,100	17,280
General Electric Co.	1,260,000	16,960
SMC Corp.	22,500	13,296
Boeing Company[1]	51,300	12,289
		326,389

Materials 1.76%
Sherwin-Williams Company	461,700	125,790
Shin-Etsu Chemical Co., Ltd.	119,500	19,986
Koninklijke DSM NV	101,700	18,981
		164,757

Energy 1.10%
Reliance Industries, Ltd.	1,623,617	46,104
Reliance Industries, Ltd., interim shares	106,956	2,139
Gazprom PJSC (ADR)	4,173,000	31,807
LUKOIL Oil Co. PJSC (ADR)	246,300	22,812
		102,862

Real estate 0.36%
Goodman Logistics (HK), Ltd. REIT	1,276,503	20,266
ESR Cayman, Ltd.[1]	4,100,000	13,835
		34,101

Utilities 0.18%
Ørsted AS	121,736	17,082

Total common stocks (cost: $4,083,141,000)		8,601,358

Preferred securities 2.91%
Health care 2.01%
Sartorius AG, nonvoting non-registered preferred shares	360,500	187,656

30	American Funds Insurance Series

Global Growth Fund (continued)

Preferred securities (continued)	Shares	Value (000)
Information technology 0.90%
Samsung Electronics Co., Ltd., nonvoting preferred shares	1,289,000	$84,358

Total preferred securities (cost: $70,623,000)		272,014

Short-term securities 5.64%
Money market investments 5.21%
Capital Group Central Cash Fund 0.04%[5,6]	4,867,535	486,754
Money market investments purchased with collateral from securities on loan 0.43%
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[5,7]	22,129,193	22,129
Capital Group Central Cash Fund 0.04%[5,6,7]	178,892	17,888
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[5,7]	117,498	118
		40,135

Total short-term securities (cost: $526,921,000)		526,889

Total investment securities 100.60% (cost: $4,680,685,000)		9,400,261
Other assets less liabilities (0.60)%		(56,287)

Net assets 100.00%		$9,343,974

Investments in affiliates6

	Value of affiliates at 1/1/2021 (000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 6/30/2021 (000)	Dividend income (000)
Short-term securities 5.40%
Money market investments 5.21%
Capital Group Central Cash Fund 0.04%[5]	$125,696	$966,146		$605,039	$(1)	$(48)	$486,754	$103
Money market investments purchased with collateral from securities on loan 0.19%
Capital Group Central Cash Fund 0.04%[5,7]	—	17,888	[8]				17,888	—	[9]

Total short-term securities							504,642
Total 5.40%					$(1)	$(48)	$504,642	$103

American Funds Insurance Series	31

Global Growth Fund (continued)

[1]	Security did not produce income during the last 12 months.
[2]

All or a portion of this security was on loan. The total value of all such securities was $43,575,000, which represented ..47% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $13,180,000, which represented .14% of the net assets of the fund.
[4]

Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $13,180,000, which represented .14% of the net assets of the fund.

[5]	Rate represents the seven-day yield at 6/30/2021.
[6]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[7]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[8]	Represents net activity. Refer to Note 5 for more information on securities lending.
[9]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements.

32	American Funds Insurance Series

Global Small Capitalization Fund
Investment portfolio June 30, 2021	unaudited

Common stocks 93.45%	Shares	Value (000)
Information technology 22.87%
Cree, Inc.[1]	1,166,056	$114,192
Ceridian HCM Holding, Inc.[1]	647,135	62,073
PAR Technology Corp.[1,2]	842,082	58,895
Net One Systems Co., Ltd.	1,616,556	53,330
BE Semiconductor Industries NV	610,276	51,769
Silergy Corp.	275,740	37,507
Kingdee International Software Group Co., Ltd.[1]	10,717,074	36,371
Qorvo, Inc.[1]	181,818	35,573
Unimicron Technology Corp.	6,678,300	30,920
Olo, Inc., Class A1	820,670	30,685
Bentley Systems, Inc., Class B2	455,043	29,478
OneConnect Financial Technology Co., Ltd. (ADR)[1]	2,401,585	28,867
Avast PLC	4,160,243	28,187
eMemory Technology, Inc.[1]	573,000	27,455
Appfolio, Inc., Class A1	193,616	27,338
Asana, Inc., Class A1,2	430,100	26,679
Nordic Semiconductor ASA[1]	992,291	25,147
SUMCO Corp.	999,000	24,504
Smartsheet, Inc., Class A1	337,600	24,415
MACOM Technology Solutions Holdings, Inc.[1]	380,000	24,350
Avalara, Inc.[1]	149,119	24,127
Pegasystems, Inc.	169,591	23,605
SimCorp AS	187,352	23,517
LEM Holding SA1	9,570	20,066
Euronet Worldwide, Inc.[1]	140,000	18,949
Tanla Platforms, Ltd.[1]	1,677,291	18,046
SHIFT, Inc.[1]	114,800	17,784
Silicon Laboratories, Inc.[1]	115,900	17,762
Globant SA1	81,000	17,753
Rapid7, Inc.[1]	182,297	17,251
Keywords Studios PLC[1]	440,000	15,155
ON Semiconductor Corp.[1]	395,000	15,121
Anaplan, Inc.[1]	272,133	14,505
Marvell Technology, Inc.	221,217	12,903
Aspen Technology, Inc.[1]	93,100	12,805
Network International Holdings PLC[1]	2,494,284	12,618
Cognex Corp.	136,300	11,456
GlobalWafers Co., Ltd.	311,000	10,258
Computer Services, Inc.	163,500	9,197
Megaport, Ltd.[1]	650,000	8,984
INFICON Holding AG	7,397	8,554
SINBON Electronics Co., Ltd.[1]	857,000	8,428
MongoDB, Inc., Class A1	23,300	8,423
DoubleVerify Holdings, Inc.[1]	188,100	7,964
Extreme Networks, Inc.[1]	678,378	7,571
ALTEN SA, non-registered shares	53,608	7,107
Okta, Inc., Class A1	25,463	6,230
Appier Group, Inc.[1,2]	422,700	6,008
BigCommerce Holdings, Inc., Series 1[1]	90,000	5,843
Pexip Holding ASA[1]	627,882	5,608
Alkami Technology, Inc.[1]	156,207	5,572
Bechtle AG, non-registered shares	24,781	4,603
Lightspeed POS, Inc., subordinate voting shares[1]	54,730	4,576
Linklogis, Inc., Class B1,2	1,634,615	3,672
Appen, Ltd.	269,793	2,752
Yotpo, Ltd.[1,3,4,5,6]	678,736	1,418
		1,193,926

American Funds Insurance Series	33

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care 19.30%
Insulet Corp.[1]	524,329	$143,934
CanSino Biologics, Inc., Class H1	1,984,600	105,463
Notre Dame Intermédica Participações SA	3,012,035	51,432
Health Catalyst, Inc.[1,2]	922,700	51,219
Applied Molecular Transport, Inc.[1,2]	1,071,152	48,995
Cortexyme, Inc.[1]	689,544	36,546
Integra LifeSciences Holdings Corp.[1]	530,900	36,229
Globus Medical, Inc., Class A1	447,600	34,702
Ocumension Therapeutics[1,2]	9,650,966	33,934
Mani, Inc.	1,459,254	33,442
Max Healthcare Institute, Ltd.[1]	9,064,851	31,037
Allakos, Inc.[1]	354,275	30,244
AddLife AB, Class B	982,427	30,191
PRA Health Sciences, Inc.[1]	180,222	29,774
New Frontier Health Corp., Class A1	2,324,870	25,969
Haemonetics Corp.[1]	376,300	25,077
Kronos Bio, Inc.[1]	1,006,990	24,117
GVS SpA	1,350,919	22,122
Nevro Corp.[1]	131,205	21,752
CONMED Corp.	148,708	20,437
Ultragenyx Pharmaceutical, Inc.[1]	189,727	18,090
CompuGroup Medical SE & Co. KGaA	205,520	16,096
Amplifon SpA	311,536	15,382
Guardant Health, Inc.[1]	119,227	14,807
New Horizon Health, Ltd.[1]	1,270,844	12,963
Shandong Pharmaceutical Glass Co., Ltd., Class A	2,180,508	11,457
Ambu AS, Class B, non-registered shares	266,155	10,232
Medincell SA1,2	809,800	8,959
Arjo AB, Class B	765,000	7,884
BioMarin Pharmaceutical, Inc.[1]	92,000	7,677
Alignment Healthcare, Inc.[1]	322,800	7,544
iRhythm Technologies, Inc.[1]	113,527	7,533
Bachem Holding AG, Class B	10,977	6,501
Encompass Health Corp.	79,000	6,164
Nordhealth AS, Class A1	1,279,999	5,679
Angelalign Technology, Inc.[1]	102,000	5,263
Antares Vision SpA[1]	281,100	3,900
Madrigal Pharmaceuticals, Inc.[1]	38,000	3,702
Innovage Holding Corp.[1]	52,579	1,120
NMC Health PLC[1,3,4]	219,652	3
		1,007,572

Consumer discretionary 17.78%
Lands’ End, Inc.[1,7]	2,100,000	86,205
Wyndham Hotels & Resorts, Inc.	768,069	55,524
Shop Apotheke Europe NV, non-registered shares[1]	255,264	47,944
Mattel, Inc.[1]	2,100,069	42,211
Thor Industries, Inc.	369,500	41,754
Coursera, Inc.[1,3,6]	975,534	35,119
Coursera, Inc.[1,2]	111,000	4,391
Five Below, Inc.[1]	199,700	38,596
YETI Holdings, Inc.[1]	410,595	37,701
Entain PLC[1]	1,513,050	36,533
Helen of Troy, Ltd.[1]	160,000	36,499
Everi Holdings, Inc.[1]	1,419,053	35,391
Evolution AB	182,215	28,795
Skechers USA, Inc., Class A1	550,000	27,407
Tube Investments of India, Ltd.	1,627,714	25,591
Tongcheng-Elong Holdings, Ltd.[1]	10,084,800	25,250
zooplus AG, non-registered shares[1]	63,253	20,491
SSP Group PLC[1]	5,542,395	20,424
Inchcape PLC	1,871,000	19,890

34	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Kindred Group PLC (SDR)	1,150,611	$18,036
Scientific Games Corp.[1]	223,732	17,326
Arco Platform, Ltd., Class A1	538,725	16,517
Asbury Automotive Group, Inc.[1]	87,582	15,009
Melco International Development, Ltd.[1]	7,826,000	14,373
Basic-Fit NV1,2	329,911	14,106
Just Eat Takeaway (EUR denominated)[1]	150,679	13,913
B2W—Cia. Digital, ordinary nominative shares[1]	1,010,093	13,456
Desenio Group AB1	1,222,785	12,716
Musti Group Oyj	327,550	12,126
Leslie’s, Inc.[1]	420,664	11,564
Bright Horizons Family Solutions, Inc.[1]	74,300	10,930
Cie. Plastic Omnium SA	308,912	9,648
Purple Innovation, Inc., Class A1	347,200	9,170
Cairn Homes PLC[1]	6,829,200	8,644
Golden Entertainment, Inc.[1]	179,300	8,033
Zhongsheng Group Holdings, Ltd.	938,500	7,808
Thule Group AB	155,900	6,911
Elior Group SA1	882,500	6,593
frontdoor, inc.[1]	131,200	6,536
TopBuild Corp.[1]	32,600	6,448
Sonans Gruppen AS1	802,602	5,127
Dalata Hotel Group PLC[1]	800,000	3,740
IDP Education, Ltd.	180,966	3,331
DESCENTE, Ltd.[1]	106,700	2,973
Countryside Properties PLC[1]	405,700	2,652
OneSpaWorld Holdings, Ltd.[1]	245,538	2,379
Leifheit AG, non-registered shares	36,773	2,045
China Zenix Auto International, Ltd. (ADR)[1]	385,648	127
		927,953

Industrials 15.26%
Nihon M&A Center, Inc.	2,077,284	53,870
International Container Terminal Services, Inc.	14,412,500	48,332
IMCD NV	276,065	43,897
Boyd Group Services, Inc.	235,355	42,829
Meggitt PLC[1]	6,500,850	41,474
Stericycle, Inc.[1]	560,931	40,134
Visional, Inc.[1]	599,900	32,939
Instalco AB	730,713	30,311
Interpump Group SpA	447,000	26,470
Fasadgruppen Group AB	1,566,704	23,396
Shoals Technologies Group, Inc., Class A1	607,450	21,564
Japan Elevator Service Holdings Co., Ltd.	905,800	21,052
Diploma PLC	487,000	19,563
Nolato AB, Class B	1,851,000	18,211
Alfen NV1	193,371	18,056
Wizz Air Holdings PLC[1]	273,883	17,689
Melrose Industries PLC	7,236,000	15,525
VAT Group AG	45,815	15,231
Cleanaway Waste Management, Ltd.	7,580,970	15,009
Centre Testing International Group Co., Ltd.	2,985,669	14,731
Carel Industries SpA	583,425	14,009
Vicor Corp., Class A1	131,328	13,887
Avon Rubber PLC	383,500	13,878
Marel hf.	1,971,482	13,833
Woodward, Inc.	105,000	12,902
Guangzhou Baiyun International Airport Co., Ltd., Class A	7,215,639	12,485
Cargotec Corp., Class B, non-registered shares	233,700	12,082
DL E&C Co., Ltd.[1]	87,568	11,042
MDA, Ltd.[1]	823,400	10,794
Montrose Environmental Group, Inc.[1]	190,800	10,238

American Funds Insurance Series	35

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
ACV Auctions, Inc., Class A1	362,033	$9,279
Addtech AB, Class B	497,200	8,250
IAA, Inc.[1]	141,750	7,731
Atlas Corp.	500,000	7,125
Cummins India, Ltd.	550,000	6,656
Japan Airport Terminal Co., Ltd.	138,500	6,221
CAE, Inc.[1]	200,000	6,160
Kajaria Ceramics, Ltd.	450,000	5,933
Rumo SA1	1,518,920	5,848
Froy ASA[1]	873,400	5,828
Imperial Logistics, Ltd.	1,643,000	5,456
Sitowise Group PLC[1]	512,300	5,188
LIXIL Corp.	196,500	5,082
Granite Construction, Inc.	120,892	5,021
BELIMO Holding AG	10,460	4,782
Nitto Boseki Co., Ltd.[2]	132,500	4,091
Howden Joinery Group PLC	357,556	4,039
ITM Power PLC[1,2]	508,527	3,203
Controladora Vuela Compañía de Aviación, SAB de CV, ordinary participation certificates, Class A (ADR)[1]	135,800	2,609
The AZEK Co., Inc., Class A1	54,400	2,310
Matson, Inc.	8,674	555
		796,800

Financials 7.83%
Janus Henderson Group PLC	1,367,400	53,069
Marqeta, Inc., Class B1,3,6	1,859,092	48,010
Trupanion, Inc.[1]	393,869	45,334
Star Health & Allied Insurance Co., Ltd.[1,3,4,5]	6,037,336	39,715
Live Oak Bancshares, Inc.	579,250	34,176
Eurobank Ergasias Services and Holdings SA1	26,815,236	27,027
Cholamandalam Investment and Finance Co., Ltd.	3,684,053	25,438
East West Bancorp, Inc.	287,300	20,597
Independent Bank Group, Inc.	274,100	20,278
Stifel Financial Corp.	271,050	17,580
South State Corp.	213,300	17,439
Aavas Financiers, Ltd.[1]	336,227	12,269
IIFL Wealth Management, Ltd.	677,558	10,614
Indian Energy Exchange, Ltd.	2,000,000	10,094
Multi Commodity Exchange of India, Ltd.[1]	417,000	8,536
Capitec Bank Holdings, Ltd.	66,400	7,842
IIFL Finance Ltd.	1,459,000	4,994
SiriusPoint, Ltd.[1]	492,500	4,959
PT Bank Rakyat Indonesia Agroniaga Tbk[1]	4,530,100	608
		408,579

Consumer staples 2.60%
Freshpet, Inc.[1]	300,695	49,001
Grocery Outlet Holding Corp.[1]	911,400	31,589
Monde Nissin Corp.[1]	76,219,800	25,794
AAK AB	452,024	10,131
Hilton Food Group PLC	586,277	8,872
Total Produce PLC	1,292,800	4,047
Vector Group, Ltd.	209,704	2,965
Raia Drogasil SA, ordinary nominative shares	445,000	2,211
Zur Rose Group AG1	3,131	1,200
		135,810

36	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Materials 2.46%
Nanofilm Technologies International, Ltd.[1]	8,615,000	$35,172
Navin Fluorine International, Ltd.	425,000	21,437
PI Industries, Ltd.	537,999	21,065
Lundin Mining Corp.	1,930,004	17,407
MMG Ltd.[1]	18,704,000	8,239
Vidrala, SA, non-registered shares	67,694	8,091
ACC, Ltd.	230,000	6,234
SK Materials Co., Ltd.	16,400	5,128
LANXESS AG	54,500	3,737
Arkema SA	15,200	1,907
		128,417

Communication services 2.01%
Skillz Inc., Class A1,2	1,119,741	24,321
Bandwidth, Inc., Class A1	112,900	15,571
Trustpilot AS1	2,573,727	12,155
DouYu International Holdings, Ltd. (ADR)[1]	1,435,368	9,818
Boat Rocker Media, Inc.[1]	1,676,496	9,454
Daily Mail and General Trust PLC, Class A, nonvoting shares	663,700	8,850
Square Enix Holdings Co., Ltd.	143,200	7,102
New York Times Co., Class A	135,000	5,879
JCDecaux SA1	180,313	4,999
Capcom Co., Ltd.	148,714	4,350
Kamakura Shinsho, Ltd.	255,100	2,310
Zee Entertainment Enterprises, Ltd.	1,815	5
		104,814

Utilities 1.50%
ENN Energy Holdings, Ltd.	3,249,700	61,861
AC Energy Corp.	69,716,400	11,782
Neoenergia SA	1,288,255	4,499
		78,142

Real estate 1.16%
Altus Group, Ltd.	436,402	20,225
Embassy Office Parks REIT	3,656,800	17,238
JHSF Participações SA	8,620,906	12,601
Macrotech Developers, Ltd.[1]	582,697	5,359
Mindspace Business Parks REIT	1,250,000	4,755
Mitre Realty Empreendimentos e Participações SA	264,200	633
		60,811

Energy 0.68%
Pioneer Natural Resources Company	114,558	18,618
Venture Global LNG, Inc., Series C1,3,4,5,6	2,760	13,392
Aegis Logistics, Ltd.[1]	649,070	3,003
NuVista Energy, Ltd.[1]	98,325	316
Helmerich & Payne, Inc.	7,700	251
		35,580

Total common stocks (cost: $2,629,196,000)		4,878,404

Preferred securities 1.88%
Information technology 1.30%
Avidxchange, Inc., Series F, preferred shares[1,3,4,5]	492,864	30,439
SmartHR, Inc., Series D, preferred shares[1,3,4,5]	3,006	14,176
Gitlab Inc., Series E, preferred shares[1,3,4,5]	297,916	12,092
Yotpo, Ltd., Series F, preferred shares[1,3,4,5,6]	2,158,609	4,748
Yotpo, Ltd., Series B, preferred shares[1,3,4,5,6]	287,894	602
Yotpo, Ltd., Series C, preferred shares[1,3,4,5,6]	274,070	573
Yotpo, Ltd., Series A-1, preferred shares[1,3,4,5,6]	183,819	384

American Funds Insurance Series	37

Global Small Capitalization Fund (continued)

Preferred securities (continued)	Shares	Value (000)
Information technology (continued)
Yotpo, Ltd., Series A, preferred shares[1,3,4,5,6]	89,605	$187
Yotpo, Ltd., Series C-1, preferred shares[1,3,4,5,6]	75,980	159
Yotpo, Ltd., Series D, preferred shares[1,3,4,5,6]	42,368	88
Yotpo, Ltd., Series B-1, preferred shares[1,3,4,5,6]	33,838	71
Outreach Corp., Series G, preferred shares[1,3,4,5]	154,354	4,518
		68,037

Industrials 0.42%
Azul SA, preferred nominative shares (ADR)[1]	800,316	21,129
Azul SA, preferred nominative shares[1]	109,500	966
		22,095

Health care 0.16%
PACT Pharma, Inc., Series C, 8.00% noncumulative preferred shares[1,3,4,5]	2,931,405	8,231

Total preferred securities (cost: $72,225,000)		98,363

Rights & warrants 0.54%
Information technology 0.48%
OPT Machine Vision Tech Co., Ltd., Class A, warrants, expire 2023[1,3,6]	355,879	24,840
Consumer staples 0.06%
Qingdao Richen Food Co., Ltd., Class A, warrants, expire 2022[1,3,6]	345,000	3,333

Total rights & warrants (cost: $22,692,000)		28,173

Short-term securities 5.54%
Money market investments 4.10%
Capital Group Central Cash Fund 0.04%[7,8]	2,140,121	214,012

Money market investments purchased with collateral from securities on loan 1.44%
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[8,9]	41,322,097	41,322
Capital Group Central Cash Fund 0.04%[7,8,9]	334,046	33,405
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[8,9]	219,407	219
		74,946

Total short-term securities (cost: $288,962,000)		288,958

Total investment securities 101.41% (cost: $3,013,075,000)		5,293,898
Other assets less liabilities (1.41)%		(73,486)

Net assets 100.00%		$5,220,412

38	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Investments in affiliates7

	Value of affiliates at 1/1/2021 (000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 6/30/2021 (000)	Dividend income (000)
Common stocks 1.65%
Consumer discretionary 1.65%
Lands’ End, Inc.[1]	$45,297	$—		$—	$—	$40,908	$86,205	$—

Communication services 0.00%
Boat Rocker Media, Inc.[1,10]	—	13,601		1,215	(321)	(2,611)	—	—

Total common stocks							86,205

Short-term securities 4.74%
Money market investments 4.10%
Capital Group Central Cash Fund 0.04%[8]	15,136	1,131,389		932,465	(41)	(7)	214,012	68

Money market investments purchased with collateral from securities on loan 0.64%
Capital Group Central Cash Fund 0.04%[8,9]	—	33,405	[11]				33,405	—	[12]

Total short-term securities							247,417

Total 6.39%					$(362)	$38,290	$333,622	$68

American Funds Insurance Series	39

Global Small Capitalization Fund (continued)

[1]	Security did not produce income during the last 12 months.
[2]

All or a portion of this security was on loan. The total value of all such securities was $83,042,000, which represented 1.59% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $242,098,000, which represented 4.64% of the net assets of the fund.
[4]	Value determined using significant unobservable inputs.
[5]

Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

[6]

Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $132,924,000, which represented 2.55% of the net assets of the fund.

[7]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[8]	Rate represents the seven-day yield at 6/30/2021.
[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[10]	Unaffiliated issuer at 6/30/2021.
[11]	Represents net activity. Refer to Note 5 for more information on securities lending.
[12]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Star Health & Allied Insurance Co., Ltd.	3/30/2021	$40,710	$39,715	.76%
Avidxchange, Inc., Series F, preferred shares	12/26/2019	24,156	30,439	.58
SmartHR, Inc., Series D, preferred shares	5/28/2021	14,344	14,176	.27
Venture Global LNG, Inc., Series C	5/1/2015	8,280	13,392	.26
Gitlab Inc., Series E, preferred shares	9/11/2019	5,550	12,092	.23
PACT Pharma, Inc., Series C, 8.00% noncumulative preferred shares	2/7/2020	6,000	8,231	.16
Yotpo, Ltd., Series F, preferred shares	2/25/2021	4,748	4,748	.09
Yotpo, Ltd.	3/16/2021	1,418	1,418	.03
Yotpo, Ltd., Series B, preferred shares	3/16/2021	602	602	.01
Yotpo, Ltd., Series C, preferred shares	3/16/2021	573	573	.01
Yotpo, Ltd., Series A-1, preferred shares	3/16/2021	384	384	.01
Yotpo, Ltd., Series A, preferred shares	3/16/2021	187	187	.00
Yotpo, Ltd., Series C-1, preferred shares	3/16/2021	159	159	.00
Yotpo, Ltd., Series D, preferred shares	3/16/2021	89	88	.00
Yotpo, Ltd., Series B-1, preferred shares	3/16/2021	71	71	.00
Outreach Corp., Series G, preferred shares	5/27/2021	4,517	4,518	.09

Total private placement securities		$111,788	$130,793	2.50%

Key to abbreviations

ADR = American Depositary Receipts

EUR = Euros

SDR = Swedish Depositary Receipts

See notes to financial statements.

40	American Funds Insurance Series

Growth Fund

Investment portfolio June 30, 2021	unaudited

Common stocks 97.01%	Shares	Value (000)
Information technology 22.38%
Microsoft Corp.	8,314,185	$2,252,313
Broadcom, Inc.	1,758,306	838,431
ASML Holding NV	635,000	436,260
ASML Holding NV (New York registered) (ADR)	352,484	243,510
Taiwan Semiconductor Manufacturing Company, Ltd.	15,724,000	335,784
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	1,215,000	145,994
RingCentral, Inc., Class A1	1,458,037	423,676
PayPal Holdings, Inc.[1]	1,319,600	384,637
Shopify, Inc., Class A, subordinate voting shares[1]	223,900	327,113
Visa, Inc., Class A	1,325,853	310,011
Apple, Inc.	1,750,027	239,684
MicroStrategy, Inc., Class A1,2	335,914	223,215
Mastercard, Inc., Class A	567,662	207,248
FleetCor Technologies, Inc.[1]	717,832	183,808
Cree, Inc.[1]	1,851,070	181,275
Advanced Micro Devices, Inc.[1]	1,816,000	170,577
MongoDB, Inc., Class A1	456,053	164,872
Square, Inc., Class A1	642,243	156,579
Applied Materials, Inc.	1,074,888	153,064
Keyence Corp.	300,900	151,865
Fidelity National Information Services, Inc.	884,718	125,338
Micron Technology, Inc.[1]	1,447,335	122,995
ServiceNow, Inc.[1]	221,680	121,824
Tyler Technologies, Inc.[1]	263,200	119,064
Ceridian HCM Holding, Inc.[1]	1,229,000	117,886
Bill.Com Holdings, Inc.[1]	631,909	115,753
VeriSign, Inc.[1]	399,943	91,063
HubSpot, Inc.[1]	130,000	75,754
Samsung Electronics Co., Ltd.	1,003,000	71,875
Trimble, Inc.[1]	840,920	68,812
Intel Corp.	1,136,000	63,775
Cloudflare, Inc., Class A1	600,000	63,504
ON Semiconductor Corp.[1]	1,622,519	62,110
Elastic NV, non-registered shares[1]	379,422	55,305
Qualtrics International, Inc., Class A1	1,396,101	53,401
NetApp, Inc.	527,540	43,163
Genpact, Ltd.	933,000	42,386
Zendesk, Inc.[1]	293,000	42,292
Adobe, Inc.[1]	69,034	40,429
Flex, Ltd.[1]	2,234,300	39,927
MKS Instruments, Inc.	217,800	38,757
SK hynix, Inc.	330,800	37,452
Enphase Energy, Inc.[1]	193,323	35,500
Okta, Inc., Class A1	142,366	34,834
Concentrix Corp.[1]	188,487	30,309
EPAM Systems, Inc.[1]	52,839	26,999
Fiserv, Inc.[1]	247,500	26,455
Lam Research Corp.	40,617	26,429
Motorola Solutions, Inc.	109,000	23,637
Alteryx, Inc., Class A1	261,518	22,496
Jack Henry & Associates, Inc.	137,000	22,401
GoDaddy Inc., Class A1	213,800	18,592
Smartsheet, Inc., Class A1	238,281	17,232
Keysight Technologies, Inc.[1]	102,000	15,750
Amadeus IT Group SA, Class A, non-registered shares[1]	196,096	13,793
TELUS International (Cda), Inc., subordinate voting shares[1]	396,024	12,320
SentinelOne, Inc., Class A1	218,400	9,282
Stripe, Inc., Class B1,3,4,5	168,598	6,765
Kulicke and Soffa Industries, Inc.	107,460	6,577
		9,492,152

American Funds Insurance Series	41

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Communication services 20.43%
Facebook, Inc., Class A1	9,740,387	$3,386,830
Netflix, Inc.[1]	3,177,003	1,678,125
Alphabet, Inc., Class C1	479,158	1,200,923
Alphabet, Inc., Class A1	118,216	288,659
Snap, Inc., Class A1	8,109,000	552,547
Charter Communications, Inc., Class A1	688,110	496,437
Activision Blizzard, Inc.	4,642,429	443,074
Comcast Corp., Class A	3,772,563	215,112
T-Mobile US, Inc.[1]	1,333,440	193,122
Zillow Group, Inc., Class C, nonvoting shares[1]	509,000	62,210
Zillow Group, Inc., Class A1	245,000	30,020
Live Nation Entertainment, Inc.[1]	517,000	45,284
Pinterest, Inc., Class A1	521,333	41,159
Bumble, Inc., Class A1	334,537	19,269
Iridium Communications, Inc.[1]	245,040	9,799
Match Group, Inc.[1]	13,602	2,193
		8,664,763

Consumer discretionary 17.50%
Tesla, Inc.[1]	4,564,000	3,102,151
Amazon.com, Inc.[1]	298,383	1,026,485
Dollar General Corp.	2,467,686	533,983
Home Depot, Inc.	1,045,000	333,240
LVMH Moët Hennessy-Louis Vuitton SE	330,000	258,765
Domino’s Pizza, Inc.	433,000	201,990
Toll Brothers, Inc.	3,280,000	189,617
Hermès International	97,299	141,735
Booking Holdings, Inc.[1]	64,759	141,698
Airbnb, Inc., Class A1	897,564	137,453
Burlington Stores, Inc.[1]	340,061	109,496
Royal Caribbean Cruises, Ltd.[1]	1,272,346	108,506
Caesars Entertainment, Inc.[1]	957,985	99,391
Chipotle Mexican Grill, Inc.[1]	57,300	88,834
YETI Holdings, Inc.[1]	940,000	86,311
Floor & Decor Holdings, Inc., Class A1	769,300	81,315
NIKE, Inc., Class B	480,400	74,217
NVR, Inc.[1]	12,830	63,807
Darden Restaurants, Inc.	433,876	63,342
Aramark	1,395,000	51,964
Etsy, Inc.[1]	202,000	41,580
LGI Homes, Inc.[1]	248,150	40,185
Westwing Group AG, non-registered shares[1]	707,000	38,680
Norwegian Cruise Line Holdings, Ltd.[1]	1,182,996	34,792
Flutter Entertainment PLC[1]	187,791	34,002
Wynn Resorts, Ltd.[1]	276,822	33,855
Hilton Worldwide Holdings, Inc.[1]	257,834	31,100
Evolution AB	196,122	30,992
adidas AG	75,097	27,952
Cie. Financière Richemont SA, Class A	219,805	26,595
lululemon athletica, inc.[1]	70,000	25,548
Carvana Co., Class A1	68,400	20,644
Marriott International, Inc., Class A1	128,000	17,475
Dollar Tree Stores, Inc.[1]	172,468	17,161
YUM! Brands, Inc.	129,700	14,919
Aptiv PLC[1]	94,400	14,852
EssilorLuxottica	69,400	12,808
Wayfair Inc., Class A1	39,800	12,565
Pool Corp.	26,203	12,018
D.R. Horton, Inc.	131,644	11,897
Peloton Interactive, Inc., Class A1	87,000	10,790

42	American Funds Insurance Series

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Las Vegas Sands Corp.[1]	201,200	$10,601
Arrival Group[1]	449,469	7,043
Helen of Troy, Ltd.[1]	8,020	1,830
		7,424,184

Health care 12.61%
UnitedHealth Group, Inc.	1,935,186	774,926
Intuitive Surgical, Inc.[1]	774,000	711,801
Regeneron Pharmaceuticals, Inc.[1]	930,500	519,721
NovoCure, Ltd.[1]	2,204,210	488,938
Centene Corp.[1]	4,864,730	354,785
Thermo Fisher Scientific, Inc.	674,500	340,265
Vertex Pharmaceuticals, Inc.[1]	1,228,131	247,628
Moderna, Inc.[1]	750,000	176,235
Insulet Corp.[1]	582,500	159,902
Teladoc Health, Inc.[1]	893,500	148,580
Seagen, Inc.[1]	790,810	124,853
Biohaven Pharmaceutical Holding Co., Ltd.[1]	1,012,086	98,253
Exact Sciences Corp.[1]	610,000	75,829
Abbott Laboratories	643,963	74,655
Vir Biotechnology, Inc.[1]	1,555,475	73,543
Oak Street Health, Inc.[1]	1,161,702	68,041
DexCom, Inc.[1]	158,238	67,568
Danaher Corp.	235,935	63,315
Gilead Sciences, Inc.	899,185	61,918
Edwards Lifesciences Corp.[1]	569,100	58,942
CRISPR Therapeutics AG1	353,184	57,177
Cigna Corp.	203,470	48,237
Guardant Health, Inc.[1]	361,003	44,833
Verily Life Sciences LLC[1,3,4,5]	300,178	44,823
Catalent, Inc.[1]	385,000	41,626
Eli Lilly and Company	169,500	38,904
Galapagos NV1	527,552	36,582
QIAGEN NV1	664,342	32,141
AstraZeneca PLC	256,500	30,809
Molina Healthcare, Inc.[1]	96,799	24,496
Mettler-Toledo International, Inc.[1]	16,900	23,412
Pacific Biosciences of California, Inc.[1]	619,579	21,667
Humana Inc.	46,800	20,719
Neurocrine Biosciences, Inc.[1]	203,800	19,834
R1 RCM, Inc.[1]	888,000	19,749
Syneos Health, Inc., Class A1	210,000	18,793
Chemed Corp.	37,667	17,873
Zimmer Biomet Holdings, Inc.	108,400	17,433
Pfizer, Inc.	427,314	16,734
Allogene Therapeutics, Inc.[1]	504,466	13,156
Allakos, Inc.[1]	151,733	12,953
Novavax, Inc.[1]	37,000	7,855
Cortexyme, Inc.[1]	145,600	7,717
Ultragenyx Pharmaceutical, Inc.[1]	67,100	6,398
TG Therapeutics, Inc.[1]	155,200	6,020
Incyte Corp.[1]	70,900	5,965
Adaptive Biotechnologies Corp.[1]	141,048	5,763
Agios Pharmaceuticals, Inc.[1]	95,882	5,284
Global Blood Therapeutics, Inc.[1]	125,000	4,377
Sana Biotechnology, Inc.[1]	179,600	3,531
GoodRx Holdings, Inc., Class A1,2	97,500	3,511
		5,348,070

American Funds Insurance Series	43

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials 8.58%
Uber Technologies, Inc.[1]	8,372,767	$419,643
TransDigm Group, Inc.[1]	590,615	382,299
Delta Air Lines, Inc.[1]	7,215,000	312,121
Jacobs Engineering Group, Inc.	2,169,000	289,388
Carrier Global Corp.	5,950,861	289,212
United Rentals, Inc.[1]	591,000	188,535
Caterpillar, Inc.	859,500	187,053
MTU Aero Engines AG	687,220	170,227
TuSimple Holdings, Inc., Class A1,2	1,918,260	136,657
Airbus SE, non-registered shares[1]	944,893	121,497
Dun & Bradstreet Holdings, Inc.[1]	4,746,028	101,423
Middleby Corp.[1]	449,500	77,880
CSX Corp.	2,335,500	74,923
Ryanair Holdings PLC (ADR)[1]	634,951	68,708
Ryanair Holdings PLC[1]	96,554	1,827
Safran SA	489,640	67,883
Armstrong World Industries, Inc.	616,904	66,169
Southwest Airlines Co.[1]	1,100,000	58,399
Lockheed Martin Corp.	149,500	56,563
Emerson Electric Co.	577,000	55,530
BWX Technologies, Inc.	937,200	54,470
Norfolk Southern Corp.	176,000	46,712
HEICO Corp.	185,951	25,925
HEICO Corp., Class A	148,813	18,480
Equifax, Inc.	176,000	42,154
Boeing Company[1]	170,000	40,725
Rockwell Automation	126,000	36,038
Northrop Grumman Corp.	98,700	35,871
AMETEK, Inc.	253,600	33,856
L3Harris Technologies, Inc.	155,000	33,503
ITT, Inc.	343,000	31,415
FedEx Corp.	99,600	29,714
Waste Connections, Inc.	222,159	26,532
Parker-Hannifin Corp.	71,215	21,871
Komatsu, Ltd.	611,400	15,192
Generac Holdings, Inc.[1]	31,762	13,186
Lennox International, Inc.	18,700	6,560
		3,638,141

Financials 6.36%
Bank of America Corp.	14,780,700	609,408
First Republic Bank	1,805,457	337,927
Capital One Financial Corp.	1,399,000	216,411
SVB Financial Group[1]	329,467	183,325
Intercontinental Exchange, Inc.	1,517,049	180,074
S&P Global, Inc.	395,300	162,251
BlackRock, Inc.	150,000	131,245
KKR & Co., Inc.	1,849,977	109,593
Athene Holding, Ltd., Class A1	1,355,912	91,524
Western Alliance Bancorporation	932,501	86,583
Marsh & McLennan Companies, Inc.	546,720	76,913
MSCI, Inc.	117,900	62,850
Arch Capital Group, Ltd.[1]	1,255,267	48,880
London Stock Exchange Group PLC	426,339	47,003
Progressive Corp.	420,000	41,248
Moody’s Corp.	102,277	37,062
The Blackstone Group, Inc.	360,000	34,970
East West Bancorp, Inc.	443,509	31,795
Brookfield Asset Management, Inc., Class A	585,103	29,829
Aon PLC, Class A	110,000	26,264
CME Group, Inc., Class A	121,648	25,872
American International Group, Inc.	458,394	21,820

44	American Funds Insurance Series

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Ares Management Corp., Class A	310,500	$19,745
Bright Health Group, Inc.[1]	1,140,681	19,574
Everest Re Group, Ltd.	66,500	16,759
Berkshire Hathaway, Inc., Class A1	26	10,883
Berkshire Hathaway, Inc., Class B1	17,400	4,836
BNP Paribas SA	180,106	11,291
PNC Financial Services Group, Inc.	51,565	9,837
Trupanion, Inc.[1]	69,355	7,983
Goosehead Insurance, Inc., Class A	15,416	1,962
Brookfield Asset Management Reinsurance Partners, Ltd., Class A1	4,035	210
		2,695,927

Consumer staples 3.20%
Kroger Co.	8,641,839	331,069
Philip Morris International, Inc.	2,865,403	283,990
Costco Wholesale Corp.	496,404	196,412
Constellation Brands, Inc., Class A	694,000	162,320
Altria Group, Inc.	2,804,349	133,711
British American Tobacco PLC	2,907,900	112,630
Estée Lauder Companies, Inc., Class A	158,486	50,411
Molson Coors Beverage Company, Class B, restricted voting shares[1]	629,400	33,793
Monster Beverage Corp.[1]	305,000	27,862
Anheuser-Busch InBev SA/NV	201,028	14,495
Church & Dwight Co., Inc.	104,177	8,878
		1,355,571

Materials 2.91%
Vale SA, ordinary nominative shares (ADR)	14,736,177	336,132
Wheaton Precious Metals Corp.	3,674,000	161,913
LyondellBasell Industries NV	1,223,605	125,872
Grupo México, SAB de CV, Series B	25,356,800	119,266
Franco-Nevada Corp.	752,000	109,130
Barrick Gold Corp.	4,058,000	83,920
Royal Gold, Inc.	517,000	58,990
Celanese Corp.	350,400	53,121
CF Industries Holdings, Inc.	1,029,000	52,942
Allegheny Technologies, Inc.[1]	2,070,860	43,177
Sherwin-Williams Company	90,658	24,700
Linde PLC	81,300	23,504
PPG Industries, Inc.	103,623	17,592
Ball Corp.	194,200	15,734
Nucor Corp.	69,742	6,690
Summit Materials, Inc., Class A1	87,600	3,053
		1,235,736

Energy 2.23%
Halliburton Company	12,143,661	280,761
Canadian Natural Resources, Ltd. (CAD denominated)	5,420,400	196,772
Canadian Natural Resources, Ltd.	105,100	3,813
EOG Resources, Inc.	1,493,750	124,639
Cenovus Energy ,Inc.	12,798,618	122,452
Suncor Energy, Inc.	2,789,000	66,800
Pioneer Natural Resources Company	328,000	53,307
Cimarex Energy Co.	438,200	31,748
ConocoPhillips	455,980	27,769
Chesapeake Energy Corp.	345,000	17,912
Schlumberger, Ltd.	363,800	11,645
Equitrans Midstream Corp.	936,942	7,973
		945,591

American Funds Insurance Series	45

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Utilities 0.59%
NextEra Energy, Inc.	1,280,000	$93,799
PG&E Corp.[1]	5,296,610	53,867
Xcel Energy, Inc.	680,000	44,798
AES Corp.	1,397,884	36,443
Ørsted AS	146,685	20,583
		249,490

Real estate 0.22%
Equinix, Inc. REIT	84,384	67,727
Pebblebrook Hotel Trust REIT	692,559	16,310
Park Hotels & Resorts, Inc. REIT[1]	566,011	11,665
		95,702

Total common stocks (cost: $18,214,511,000)		41,145,327

Preferred securities 0.17%
Information technology 0.14%
Samsung Electronics Co., Ltd., nonvoting preferred shares	531,000	34,751
PsiQuantum, Corp., Series D, preferred shares[1,3,4,5]	906,761	23,781
Stripe, Inc., Series H, 6.00% noncumulative preferred shares[1,3,4,5]	52,656	2,112
		60,644

Health care 0.03%
Grail, Inc., Series D, preferred shares[1,3,4,5]	1,864,884	11,115

Total preferred securities (cost: $57,568,000)		71,759

Convertible bonds & notes 0.06%	Principal amount (000)
Consumer staples 0.06%
JUUL Labs, Inc., convertible notes, 7.00% 2025 (100% PIK)[3,4,5,6]	$41,866	25,195

Total convertible bonds & notes (cost: $41,200,000)		25,195

Short-term securities 2.65%	Shares
Money market investments 2.57%
Capital Group Central Cash Fund 0.04%[7,8]	10,876,313	1,087,632

Money market investments purchased with collateral from securities on loan 0.08%
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[7,9]	19,693,764	19,694
Capital Group Central Cash Fund 0.04%[7,8,9]	159,204	15,920
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[7,9]	104,567	104
		35,718

Total short-term securities (cost: $1,123,347,000)		1,123,350

Total investment securities 99.89% (cost: $19,436,626,000)		42,365,631
Other assets less liabilities 0.11%		47,982

Net assets 100.00%		$42,413,613

46	American Funds Insurance Series

Growth Fund (continued)

Investments in affiliates8

	Value of affiliates at 1/1/2021(000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 6/30/2021 (000)	Dividend income (000)
Short-term securities 2.61%
Money market investments 2.57%
Capital Group Central Cash Fund 0.04%[7]	$1,623,691	$2,514,137		$3,050,080	$(13)	$(103)	$1,087,632	$479
Money market investments purchased with collateral from securities on loan 0.04%
Capital Group Central Cash Fund 0.04%[7,9]	—	15,920	[10]				15,920	—	[11]
Total short-term securities							1,103,552

Total 2.61%					$(13)	$(103)	$1,103,552	$479

[1]	Security did not produce income during the last 12 months.
[2]

All or a portion of this security was on loan. The total value of all such securities was $38,885,000, which represented ..09% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $113,791,000, which represented .27% of the net assets of the fund.
[4]	Value determined using significant unobservable inputs.
[5]

Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[7]	Rate represents the seven-day yield at 6/30/2021.
[8]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[10]	Represents net activity. Refer to Note 5 for more information on securities lending.
[11]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Verily Life Sciences LLC	12/21/2018	$37,000	$44,823	.10%
JUUL Labs, Inc., convertible notes, 7.00% 2025 (100% PIK)	2/3/2020-5/3/2021	41,200	25,195	.06
PsiQuantum, Corp., Series D, preferred shares	5/28/2021	23,781	23,781	.06
Grail, Inc., Series D, preferred shares	4/17/2020	9,526	11,115	.03
Stripe, Inc., Class B	5/6/2021	6,766	6,765	.02
Stripe, Inc., Series H, 6.00% noncumulative preferred shares	3/15/2021	2,113	2,112	.00

Total private placement securities		$120,386	$113,791	.27%

Key To abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

See notes to financial statements.

American Funds Insurance Series	47

International Fund

Investment portfolio June 30, 2021	unaudited

Common stocks 94.86%	Shares	Value (000)
Financials 20.00%
AIA Group, Ltd.	27,885,576	$346,581
HDFC Bank, Ltd.	9,334,386	188,107
HDFC Bank, Ltd. (ADR)	277,000	20,254
Banco Santander, SA	52,040,526	198,666
Kotak Mahindra Bank, Ltd.[1]	8,191,348	187,989
ABN AMRO Bank NV1	14,394,921	173,965
Deutsche Bank AG1	11,620,682	151,379
BNP Paribas SA	1,964,000	123,124
Barclays PLC	46,610,000	110,331
Sberbank of Russia PJSC (ADR)	4,253,000	70,621
XP, Inc., Class A1	1,291,559	56,247
Ping An Insurance (Group) Company of China, Ltd., Class H	4,761,500	46,638
Ping An Insurance (Group) Company of China, Ltd., Class A	962,202	9,572
Aegon NV2	12,263,736	50,881
Axis Bank, Ltd.[1]	3,890,055	39,162
Bajaj Finserv, Ltd.[1]	210,962	34,368
Futu Holdings, Ltd. (ADR)[1]	165,300	29,604
B3 SA-Brasil, Bolsa, Balcao	8,125,600	27,478
KBC Groep NV	277,700	21,173
FinecoBank SpA[1]	1,211,135	21,111
Bajaj Finance, Ltd.[1]	244,400	19,780
ING Groep NV	1,486,000	19,629
Lufax Holding, Ltd. (ADR)[1,2]	1,655,427	18,706
PICC Property and Casualty Co., Ltd., Class H	20,936,000	18,336
IndusInd Bank, Ltd.[1]	941,500	12,874
Allfunds Group PLC[1]	718,245	12,501
		2,009,077

Health care 12.53%
Daiichi Sankyo Company, Ltd.	10,688,500	230,376
WuXi Biologics (Cayman), Inc.[1]	11,584,200	212,309
Olympus Corp.	5,290,400	105,146
Fresenius SE & Co. KGaA	1,675,154	87,388
Grifols, SA, Class A, non-registered shares[2]	2,691,000	72,879
Grifols, SA, Class B (ADR)	793,690	13,770
Chugai Pharmaceutical Co., Ltd.	2,007,200	79,533
M3, Inc.	921,200	67,273
WuXi AppTec Co., Ltd., Class A	2,367,360	57,372
WuXi AppTec Co., Ltd., Class H	312,000	7,285
Hikma Pharmaceuticals PLC	1,772,394	59,970
Teva Pharmaceutical Industries, Ltd. (ADR)[1]	5,673,498	56,168
Aier Eye Hospital Group Co., Ltd., Class A	4,612,081	50,664
Notre Dame Intermédica Participações SA	2,760,862	47,143
Alcon, Inc.	439,639	30,781
CanSino Biologics, Inc., Class H1	440,000	23,382
Merck KGaA	110,400	21,168
Ping An Healthcare and Technology Co., Ltd., Class H1	1,293,000	16,103
HOYA Corp.	95,000	12,596
Ambu AS, Class B, non-registered shares	205,254	7,891
NMC Health PLC[1,3,4]	449,500	6
		1,259,203

Industrials 12.46%
Airbus SE, non-registered shares[1]	2,709,349	348,376
Recruit Holdings Co., Ltd.	3,271,109	161,060
Melrose Industries PLC	45,834,933	98,339
NIBE Industrier AB, Class B	9,301,304	97,838
Safran SA	701,300	97,227
Ryanair Holdings PLC (ADR)[1]	787,400	85,204
Ryanair Holdings PLC[1]	348,056	6,587
International Consolidated Airlines Group SA (CDI)[1]	22,925,000	55,249
MTU Aero Engines AG	182,000	45,082

48	American Funds Insurance Series

International Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
International Container Terminal Services, Inc.	12,890,350	$43,228
ASSA ABLOY AB, Class B	1,432,047	43,138
Brenntag SE	227,391	21,144
ZTO Express (Cayman), Inc., Class A (ADR)	685,354	20,801
SMC Corp.	34,700	20,505
Nihon M&A Center, Inc.	657,010	17,038
Rumo SA1	4,301,900	16,563
CCR SA, ordinary nominative shares	5,580,000	15,089
Bureau Veritas SA1	386,000	12,211
Airports of Thailand PCL, foreign registered shares	6,239,500	12,074
LIXIL Corp.	441,700	11,423
Diploma PLC	253,700	10,191
Ashtead Group PLC	121,000	8,978
Alliance Global Group, Inc.	20,000,000	4,163
		1,251,508

Consumer discretionary 11.84%
MercadoLibre, Inc.[1]	180,203	280,718
Delivery Hero SE1	986,587	130,321
Prosus NV	999,450	97,735
Meituan, Class B1	2,368,100	97,722
Sony Group Corp.	864,500	84,158
Just Eat Takeaway (GBP denominated)[1]	452,560	41,894
Just Eat Takeaway (EUR denominated)[1]	277,964	25,665
LVMH Moët Hennessy-Louis Vuitton SE	67,873	53,222
B2W - Cia. Digital, ordinary nominative shares[1]	3,734,000	49,744
Evolution AB	305,145	48,221
Kering SA	47,338	41,369
Maruti Suzuki India, Ltd.	392,000	39,637
Galaxy Entertainment Group, Ltd.[1]	4,108,000	32,883
Naspers, Ltd., Class N	147,000	30,864
Flutter Entertainment PLC (CDI)[1]	158,674	28,852
Ferrari NV (EUR denominated)	111,135	22,929
EssilorLuxottica	84,200	15,539
H & M Hennes & Mauritz AB, Class B1	606,225	14,380
adidas AG	37,538	13,972
Melco Resorts & Entertainment, Ltd. (ADR)[1]	817,781	13,551
Bandai Namco Holdings, Inc.	146,442	10,160
Pan Pacific International Holdings Corp.	417,200	8,660
Astra International Tbk PT	19,726,000	6,720
		1,188,916

Information technology 10.48%
Taiwan Semiconductor Manufacturing Company, Ltd.	6,182,000	132,016
ASML Holding NV	166,945	114,695
PagSeguro Digital, Ltd., Class A1	1,671,400	93,465
StoneCo, Ltd., Class A1	1,340,200	89,874
Nomura Research Institute, Ltd.	2,361,700	78,124
Nice, Ltd. (ADR)	302,700	74,906
Atlassian Corp. PLC, Class A1	267,500	68,710
Delta Electronics, Inc.	6,220,409	67,646
Samsung Electronics Co., Ltd.	631,500	45,253
Fujitsu Ltd.	222,500	41,658
Keyence Corp.	77,200	38,963
NXP Semiconductors NV	173,200	35,631
Infineon Technologies AG	728,000	29,194
Avast PLC	4,289,000	29,060
Silergy Corp.	176,000	23,940
Suse SA1,2	593,940	23,276
Hexagon AB, Class B	1,272,600	18,855
OBIC Co., Ltd.	87,900	16,386

American Funds Insurance Series	49

International Fund (continued)

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
Afterpay, Ltd.[1]	120,994	$10,723
ASM International NV	31,648	10,395
Xero, Ltd.[1]	95,031	9,771
		1,052,541

Materials 7.74%
Vale SA, ordinary nominative shares (ADR)	20,069,542	457,786
Vale SA, ordinary nominative shares	770,681	17,548
First Quantum Minerals, Ltd.	6,680,300	153,966
Linde PLC (EUR denominated)	207,300	59,817
Shin-Etsu Chemical Co., Ltd.	184,400	30,840
BASF SE	325,193	25,619
Akzo Nobel NV	112,728	13,928
Koninklijke DSM NV	58,300	10,881
Yunnan Energy New Material Co., Ltd., Class A	141,500	5,127
Ivanhoe Mines Ltd., Class A1	352,000	2,541
		778,053

Energy 7.33%
Reliance Industries, Ltd.	12,705,735	360,788
Reliance Industries, Ltd., interim shares	196,599	3,933
Petróleo Brasileiro SA (Petrobras), ordinary nominative shares (ADR)	11,598,192	141,846
Neste Oyj	1,576,125	96,510
TotalEnergies SE	1,147,298	51,906
Cenovus Energy ,Inc.	4,993,100	47,772
Canadian Natural Resources, Ltd. (CAD denominated)	558,600	20,278
Royal Dutch Shell PLC, Class A (GBP denominated)	530,100	10,609
Royal Dutch Shell PLC, Class B	128,207	2,481
		736,123

Communication services 6.69%
Bilibili, Inc., Class Z (ADR)[1]	810,306	98,728
Bilibili, Inc., Class Z1	208,200	25,635
Tencent Holdings, Ltd.	1,647,609	123,927
Sea, Ltd., Class A (ADR)[1]	348,800	95,780
Square Enix Holdings Co., Ltd.	1,385,200	68,702
SoftBank Corp.	4,438,300	58,068
SoftBank Group Corp.	690,548	48,328
Bharti Airtel, Ltd.	6,504,615	46,000
Kuaishou Technology, Class B1,3,5	1,378,100	31,810
Kuaishou Technology, Class B1	130,900	3,284
Yandex NV, Class A1	275,200	19,470
Playtika Holding Corp.[1]	687,500	16,390
Scout24 AG1	154,000	12,987
Vivendi SA2	343,933	11,553
América Móvil, SAB de CV, Series L (ADR)	409,657	6,145
América Móvil, SAB de CV, Series L	2,139,900	1,610
Z Holdings Corp.	766,200	3,840
		672,257

Consumer staples 2.90%
Danone SA	813,500	57,269
Kweichow Moutai Co., Ltd., Class A	141,840	45,148
Treasury Wine Estates, Ltd.	4,942,835	43,296
Heineken NV	201,973	24,476
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	4,219,603	24,051
Swedish Match AB	2,705,450	23,071
Shiseido Company, Ltd.	268,200	19,726
Pernod Ricard SA	87,577	19,440

50	American Funds Insurance Series

International Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
CP ALL PCL, foreign registered shares	9,053,300	$16,954
Chocoladefabriken Lindt & Sprüngli AG	102	10,682
Dabur India, Ltd.	980,000	7,499
		291,612

Utilities 2.72%
ENN Energy Holdings, Ltd.	11,219,800	213,578
China Gas Holdings, Ltd.	19,477,800	59,455
		273,033

Real estate 0.17%
Ayala Land, Inc.	23,109,600	17,067

Total common stocks (cost: $6,403,582,000)		9,529,390

Preferred securities 1.83%
Energy 1.18%
Petróleo Brasileiro SA (Petrobras), preferred nominative shares (ADR)	6,336,898	74,839
Petróleo Brasileiro SA (Petrobras), preferred nominative shares	7,331,500	43,380
		118,219

Health care 0.53%
Grifols, SA, Class B, nonvoting non-registered preferred shares	3,026,230	53,108

Consumer discretionary 0.12%
Volkswagen AG, nonvoting preferred shares	49,526	12,403

Total preferred securities (cost: $154,504,000)		183,730

Rights & warrants 0.26%
Health care 0.26%
WuXi AppTec Co., Ltd., Class A, warrants, expire 2022[1,3,5]	1,075,200	26,057

Total rights & warrants (cost: $20,683,000)		26,057

Short-term securities 2.61%
Money market investments 2.45%
Capital Group Central Cash Fund 0.04%[6,7]	2,456,390	245,639

Money market investments purchased with collateral from securities on loan 0.16%
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[6,8]	9,073,099	9,073
Capital Group Central Cash Fund 0.04%[6,7,8]	73,347	7,335
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[6,8]	48,175	48
		16,456

Total short-term securities (cost: $262,071,000)		262,095

Total investment securities 99.56% (cost: $6,840,840,000)		10,001,272
Other assets less liabilities 0.44%		44,090

Net assets 100.00%		$10,045,362

American Funds Insurance Series	51

International Fund (continued)

Investments in affiliates7

	Value of affiliates at 1/1/2021 (000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 6/30/2021 (000)	Dividend income (000)
Short-term securities 2.52%
Money market investments 2.45%
Capital Group Central Cash Fund 0.04%[6]	$523,844	$2,062,229		$2,340,380	$(14)	$(40)	$245,639	$191
Money market investments purchased with collateral from securities on loan 0.07%
Capital Group Central Cash Fund 0.04%[6,8]	—	7,335	[9]				7,335	—	[10]

Total short-term securities							252,974

Total 2.52%					$(14)	$(40)	$252,974	$191

[1]	Security did not produce income during the last 12 months.
[2]

All or a portion of this security was on loan. The total value of all such securities was $18,837,000, which represented ..19% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $57,873,000, which represented .58% of the net assets of the fund.
[4]	Value determined using significant unobservable inputs.
[5]

Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $57,867,000, which represented .58% of the net assets of the fund.

[6]	Rate represents the seven-day yield at 6/30/2021.
[7]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[8]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[9]	Represents net activity. Refer to Note 5 for more information on securities lending.
[10]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

EUR = Euros

GBP = British pounds

See notes to financial statements.

52	American Funds Insurance Series

New World Fund

Investment portfolio June 30, 2021	unaudited

Common stocks 91.07%	Shares	Value (000)
Information technology 19.77%
Microsoft Corp.	420,593	$113,939
Taiwan Semiconductor Manufacturing Company, Ltd.	4,068,000	86,872
PayPal Holdings, Inc.[1]	283,183	82,542
PagSeguro Digital, Ltd., Class A1	1,143,943	63,969
Silergy Corp.	407,000	55,362
Adobe, Inc.[1]	79,315	46,450
ASML Holding NV	59,957	41,192
Broadcom, Inc.	79,217	37,774
StoneCo, Ltd., Class A1	494,347	33,151
Keyence Corp.	64,800	32,705
Cree, Inc.[1]	296,765	29,062
Mastercard, Inc., Class A	75,781	27,667
EPAM Systems, Inc.[1]	53,051	27,107
Apple, Inc.	143,063	19,594
Micron Technology, Inc.[1]	199,960	16,993
Samsung Electronics Co., Ltd.	230,894	16,546
Network International Holdings PLC[1]	2,750,461	13,914
Accenture PLC, Class A	41,622	12,270
Visa, Inc., Class A	45,465	10,631
Kingdee International Software Group Co., Ltd.[1]	2,646,000	8,980
Hexagon AB, Class B	559,454	8,289
TELUS International (Cda), Inc., subordinate voting shares[1]	250,470	7,792
Nice, Ltd. (ADR)	27,289	6,753
Advanced Micro Devices, Inc.[1]	71,707	6,735
Tokyo Electron, Ltd.	15,200	6,578
Edenred SA	111,695	6,364
Cognizant Technology Solutions Corp., Class A	87,831	6,083
Nokia Corp.[1]	1,085,473	5,812
NetEase, Inc.	244,700	5,544
Trimble, Inc.[1]	65,051	5,323
NXP Semiconductors NV	25,406	5,226
MediaTek, Inc.	147,000	5,075
Atlassian Corp. PLC, Class A1	18,809	4,831
Logitech International SA	35,956	4,356
Halma PLC	115,640	4,306
Marvell Technology, Inc.	70,257	4,098
GDS Holdings, Ltd., Class A1	398,400	3,946
Globant SA1	16,962	3,718
Autodesk, Inc.[1]	11,824	3,451
ON Semiconductor Corp.[1]	77,914	2,982
Aspen Technology, Inc.[1]	19,914	2,739
Yeahka Ltd.[1]	398,400	2,506
Chindata Group Holdings, Ltd., Class A (ADR)[1]	164,996	2,490
OneConnect Financial Technology Co., Ltd. (ADR)[1]	187,563	2,254
FleetCor Technologies, Inc.[1]	8,136	2,083
VeriSign, Inc.[1]	8,923	2,032
KLA Corp.	5,708	1,851
Hamamatsu Photonics KK	29,000	1,749
Intel Corp.	30,635	1,720
Linklogis, Inc., Class B1	725,500	1,630
SAP SE	11,071	1,560
Elastic NV, non-registered shares[1]	10,295	1,501
CMC Materials, Inc.	8,338	1,257
Applied Materials, Inc.	8,266	1,177
Infineon Technologies AG	28,823	1,156
Amadeus IT Group SA, Class A, non-registered shares[1]	14,929	1,050
Coforge, Ltd.	18,289	1,023
Nu Holdings, Ltd., Class A1,2,3,4	12,397	496
Fabrinet, non-registered shares[1]	4,700	450
		914,706

American Funds Insurance Series	53

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care 12.77%
Zai Lab, Ltd. (ADR)[1]	373,043	$66,025
Thermo Fisher Scientific, Inc.	93,089	46,961
WuXi Biologics (Cayman), Inc.[1]	2,148,600	39,378
Carl Zeiss Meditec AG, non-registered shares	197,151	38,093
WuXi AppTec Co., Ltd., Class A	1,010,659	24,493
WuXi AppTec Co., Ltd., Class H	525,200	12,264
CanSino Biologics, Inc., Class H1	611,518	32,496
Abbott Laboratories	240,086	27,833
Notre Dame Intermédica Participações SA	1,412,658	24,122
Pharmaron Beijing Co., Ltd., Class H	447,200	11,923
Pharmaron Beijing Co., Ltd., Class A	258,000	8,664
BeiGene, Ltd. (ADR)[1]	49,272	16,910
BeiGene, Ltd.[1]	49,700	1,352
AstraZeneca PLC	145,296	17,452
PerkinElmer, Inc.	106,856	16,500
Danaher Corp.	53,915	14,469
BioMarin Pharmaceutical, Inc.[1]	167,372	13,966
CSL, Ltd.	55,815	11,938
Aier Eye Hospital Group Co., Ltd., Class A	1,001,253	10,999
Jiangsu Hengrui Medicine Co., Ltd., Class A	958,177	10,079
Koninklijke Philips NV	180,711	8,955
Medtronic PLC	71,506	8,876
Olympus Corp.	431,100	8,568
Shionogi & Co., Ltd.	159,500	8,314
Novo Nordisk A/S, Class B	94,388	7,908
Straumann Holding AG	4,859	7,746
Hypera SA, ordinary nominative shares	1,108,918	7,685
Laurus Labs, Ltd.	816,515	7,565
Asahi Intecc Co., Ltd.	296,700	7,093
Hugel, Inc.[1]	28,025	5,963
Pfizer, Inc.	141,271	5,532
Teva Pharmaceutical Industries, Ltd. (ADR)[1]	550,859	5,454
Zoetis, Inc., Class A	29,114	5,426
Ping An Healthcare and Technology Co., Ltd., Class H1,5	394,900	4,918
Grifols, SA, Class A, non-registered shares	177,368	4,804
Eli Lilly and Company	18,928	4,344
Hikma Pharmaceuticals PLC	122,808	4,155
Hutchmed China Ltd. (HKD denominated)[1]	352,500	2,738
Hutchison China MediTech Ltd. (ADR)[1]	24,790	973
Alcon, Inc.	52,853	3,700
Baxter International, Inc.	45,935	3,698
HOYA Corp.	26,300	3,487
Guangzhou Kingmed Diagnostics Group Co., Ltd., Class A	106,133	2,624
bioMérieux SA	20,845	2,422
Mettler-Toledo International, Inc.[1]	1,570	2,175
OdontoPrev SA, ordinary nominative shares	818,190	2,143
Rede D’Or Sao Luiz SA	139,666	1,938
Alibaba Health Information Technology, Ltd.[1]	810,600	1,798
Hangzhou Tigermed Consulting Co., Ltd., Class A	56,371	1,686
Merck KGaA	6,156	1,180
Novartis AG	9,955	907
Shandong Pharmaceutical Glass Co., Ltd., Class A	66,700	350
NMC Health PLC[1,2,3]	49,400	1
		591,043

Consumer discretionary 12.62%
MercadoLibre, Inc.[1]	54,559	84,991
LVMH Moët Hennessy-Louis Vuitton SE	58,279	45,699
General Motors Company[1]	669,943	39,641
Meituan, Class B1	669,800	27,640
Hermès International	18,887	27,513
Li Ning Co., Ltd.	2,230,501	27,234

54	American Funds Insurance Series

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Evolution AB	132,575	$20,950
Galaxy Entertainment Group, Ltd.[1]	2,616,000	20,940
Xpeng, Inc., Class A (ADR)[1]	448,338	19,915
Pop Mart International Group, Ltd.[5]	1,895,721	18,800
EssilorLuxottica	100,652	18,575
Kering SA	14,165	12,379
adidas AG	31,261	11,636
JD Health International, Inc.[1]	722,450	10,356
Booking Holdings, Inc.[1]	4,571	10,002
China MeiDong Auto Holdings, Ltd.	1,816,000	9,905
Naspers, Ltd., Class N	43,073	9,044
Alibaba Group Holding, Ltd.[1]	210,800	5,973
Alibaba Group Holding, Ltd. (ADR)[1]	13,490	3,059
NIKE, Inc., Class B	56,614	8,746
Marriott International, Inc., Class A1	63,151	8,621
Zhongsheng Group Holdings, Ltd.	1,016,500	8,457
YUM! Brands, Inc.	73,319	8,434
Cie. Financière Richemont SA, Class A	68,251	8,258
Delivery Hero SE1	57,692	7,621
Gree Electric Appliances, Inc. of Zhuhai, Class A	933,746	7,529
Wyndham Hotels & Resorts, Inc.	93,354	6,749
Melco Resorts & Entertainment, Ltd. (ADR)[1]	388,822	6,443
Jumbo SA	362,261	6,095
Huazhu Group, Ltd. (ADR)[1]	113,439	5,991
Industria de Diseño Textil, SA	167,427	5,898
Trip.com Group, Ltd. (ADR)[1]	164,455	5,832
JD.com, Inc., Class A1	147,500	5,802
Midea Group Co., Ltd., Class A	510,211	5,636
IDP Education, Ltd.	263,377	4,847
Astra International Tbk PT	13,071,600	4,453
Samsonite International SA1	2,050,500	4,194
Wynn Macau, Ltd.[1]	2,588,400	4,074
Aptiv PLC[1]	24,248	3,815
Lojas Americanas SA, ordinary nominative shares	885,022	3,676
Airbnb, Inc., Class A1	20,039	3,069
Domino’s Pizza, Inc.	6,251	2,916
Maruti Suzuki India, Ltd.	27,343	2,765
SAIC Motor Corp., Ltd., Class A1	791,400	2,691
Inchcape PLC	236,248	2,511
Suzuki Motor Corp.	57,200	2,420
Shangri-La Asia, Ltd.[1]	2,212,000	2,165
Flutter Entertainment PLC (CDI)[1]	11,607	2,111
Wynn Resorts, Ltd.[1]	13,198	1,614
Entain PLC[1]	57,643	1,392
Stellantis NV	67,946	1,333
Levi Strauss & Co., Class A	39,011	1,081
Vivo Energy PLC	795,978	1,061
Jiumaojiu International Holdings, Ltd.	239,000	977
Cyrela Brazil Realty SA, ordinary nominative shares	119,389	560
		584,089

Financials 11.81%
Kotak Mahindra Bank, Ltd.[1]	2,928,184	67,201
HDFC Bank, Ltd.	2,839,911	57,230
HDFC Bank, Ltd. (ADR)	74,181	5,424
AIA Group, Ltd.	4,698,400	58,395
Société Générale	1,173,681	34,598
Sberbank of Russia PJSC (ADR)	1,459,582	24,255
Ping An Insurance (Group) Company of China, Ltd., Class H	2,218,300	21,728
Ping An Insurance (Group) Company of China, Ltd., Class A	36,100	359
Capitec Bank Holdings, Ltd.	182,970	21,609
B3 SA-Brasil, Bolsa, Balcao	6,200,123	20,967

American Funds Insurance Series	55

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Bajaj Finance, Ltd.[1]	252,982	$20,475
UniCredit SpA	1,573,395	18,563
Banco Santander, SA	4,561,650	17,414
ICICI Bank, Ltd. (ADR)[1]	796,728	13,624
ICICI Bank, Ltd.[1]	358,668	3,044
XP, Inc., Class A1	328,325	14,299
S&P Global, Inc.	32,531	13,352
Bajaj Finserv, Ltd.[1]	79,103	12,887
TCS Group Holding PLC (GDR)	119,451	10,452
TCS Group Holding PLC (GDR)[6]	20,618	1,804
HDFC Life Insurance Company, Ltd.	1,223,937	11,301
China Merchants Bank Co., Ltd., Class H	1,129,500	9,638
Hong Kong Exchanges and Clearing, Ltd.	146,200	8,714
Futu Holdings, Ltd. (ADR)[1]	46,495	8,327
Moody’s Corp.	22,106	8,011
Banco Bilbao Vizcaya Argentaria, SA	1,211,896	7,513
Discovery Ltd.[1]	753,689	6,664
Fairfax Financial Holdings, Ltd., subordinate voting shares	12,758	5,595
Lufax Holding, Ltd. (ADR)[1,5]	490,068	5,538
Eurobank Ergasias Services and Holdings SA1	5,022,665	5,062
AU Small Finance Bank, Ltd.[1]	300,953	4,194
DBS Group Holdings, Ltd.	189,073	4,191
Bank Mandiri (Persero) Tbk PT	8,884,800	3,615
Bank Rakyat Indonesia (Persero) Tbk PT	13,089,500	3,557
UBS Group AG	218,535	3,344
Alpha Services and Holdings SA1	2,425,814	3,101
Chubb, Ltd.	14,630	2,325
Axis Bank, Ltd.[1]	209,315	2,107
China Construction Bank Corp., Class H	1,944,000	1,530
Banco Santander México, SA, Institución de Banca Múltiple, Grupo Financiero Santander México, Class B	1,155,373	1,453
Moscow Exchange MICEX-RTS PJSC	438,203	1,023
Bank of the Philippine Islands	560,460	1,018
Postal Savings Bank of China Co., Ltd., Class H1	1,477,000	995
		546,496

Communication services 9.62%
Tencent Holdings, Ltd.	1,028,800	77,382
Sea, Ltd., Class A (ADR)[1]	255,605	70,189
Alphabet, Inc., Class C1	20,910	52,407
Alphabet, Inc., Class A1	4,250	10,378
Facebook, Inc., Class A1	164,340	57,143
Bilibili, Inc., Class Z (ADR)[1]	211,464	25,765
Bilibili, Inc., Class Z1	165,720	20,404
Netflix, Inc.[1]	44,087	23,287
Yandex NV, Class A1	298,519	21,120
América Móvil, SAB de CV, Series L (ADR)	1,216,260	18,244
Kuaishou Technology, Class B1,2,6	370,500	8,552
Kuaishou Technology, Class B1	188,100	4,719
Vodafone Group PLC	6,523,370	10,949
Activision Blizzard, Inc.	108,885	10,392
MTN Group, Ltd.[1]	990,170	7,158
NetEase, Inc. (ADR)	55,315	6,375
Bharti Airtel, Ltd.	852,173	6,026
Indus Towers, Ltd.	1,812,264	5,819
JCDecaux SA1	165,485	4,588
JOYY Inc., Class A (ADR)	24,450	1,613
Informa PLC[1]	180,371	1,252
SoftBank Group Corp.	15,900	1,113
		444,875

56	American Funds Insurance Series

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Materials 6.80%
Vale SA, ordinary nominative shares (ADR)	2,480,659	$56,584
Vale SA, ordinary nominative shares	2,323,898	52,913
First Quantum Minerals, Ltd.	1,402,899	32,334
Sika AG	68,997	22,558
Asian Paints, Ltd.	482,025	19,407
Freeport-McMoRan, Inc.	393,723	14,611
Shin-Etsu Chemical Co., Ltd.	52,300	8,747
Rio Tinto PLC	102,377	8,425
Shree Cement, Ltd.[1]	22,712	8,404
Koninklijke DSM NV	37,642	7,025
Givaudan SA	1,508	7,013
Barrick Gold Corp.	289,034	5,977
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[1]	706,208	5,932
BHP Group PLC	196,384	5,786
Linde PLC	18,929	5,472
LANXESS AG	75,618	5,184
Alrosa PJSC	2,511,114	4,615
Beijing Oriental Yuhong Waterproof Technology Co., Ltd., Class A	524,793	4,493
CCL Industries, Inc., Class B, nonvoting shares	78,723	4,336
Loma Negra Compania Industrial Argentina SA (ADR)	565,048	3,848
AngloGold Ashanti, Ltd. (ADR)	112,446	2,089
AngloGold Ashanti, Ltd.	70,895	1,318
SIG Combibloc Group AG	115,777	3,146
Arkema SA	22,838	2,865
Impala Platinum Holdings, Ltd.	157,876	2,604
Huntsman Corp.	97,795	2,594
Chr. Hansen Holding A/S	26,439	2,386
Gerdau SA (ADR)	360,285	2,126
Celanese Corp.	13,955	2,116
Amcor PLC (CDI)	162,847	1,848
Umicore SA	29,864	1,824
Albemarle Corp.	8,600	1,449
BASF SE	17,068	1,345
Asahi Kasei Corp.	120,900	1,328
Anglo American PLC	22,331	887
Ivanhoe Mines Ltd., Class A1	57,912	418
Yunnan Energy New Material Co., Ltd., Class A	11,400	413
Navin Fluorine International, Ltd.	5,332	269
		314,689

Industrials 5.93%
Airbus SE, non-registered shares[1]	319,205	41,044
Safran SA	153,091	21,224
CCR SA, ordinary nominative shares	6,819,064	18,440
IMCD NV	104,759	16,658
DSV Panalpina A/S	66,744	15,565
Wizz Air Holdings PLC[1]	236,177	15,254
International Container Terminal Services, Inc.	4,079,710	13,681
InPost SA1	613,724	12,318
Nidec Corp.	105,300	12,203
Copa Holdings, SA, Class A1	127,975	9,640
Rumo SA1	2,492,542	9,597
Shenzhen Inovance Technology Co., Ltd., Class A	730,019	8,390
Ryanair Holdings PLC (ADR)[1]	74,848	8,099
TransDigm Group, Inc.[1]	11,513	7,452
SMC Corp.	12,100	7,150
Centre Testing International Group Co., Ltd.	1,069,696	5,278
Spirax-Sarco Engineering PLC	27,717	5,220
Boeing Company[1]	20,316	4,867
ZTO Express (Cayman), Inc., Class A (ADR)	148,533	4,508
Fortive Corp.	62,884	4,386
Epiroc AB, Class B	173,396	3,403

American Funds Insurance Series	57

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Interpump Group SpA	57,089	$3,381
Daikin Industries, Ltd.	17,000	3,166
Hitachi, Ltd.	52,900	3,029
Fluidra, SA, non-registered shares[1]	74,421	2,952
ABB, Ltd.	79,505	2,697
Carrier Global Corp.	54,243	2,636
Havells India, Ltd.	177,904	2,346
Air Lease Corp., Class A	43,452	1,814
Atlas Copco AB, Class B	34,211	1,799
Komatsu, Ltd.	63,800	1,585
Experian PLC	34,307	1,322
Contemporary Amperex Technology Co., Ltd., Class A1	14,800	1,225
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	308,200	1,144
Hefei Meyer Optoelectronic Technology, Inc., Class A	97,000	837
China Merchants Port Holdings Co., Ltd.	44,000	64
		274,374

Consumer staples 5.08%
Kweichow Moutai Co., Ltd., Class A	209,807	66,782
Nestlé SA	115,164	14,341
Bunge, Ltd.	163,719	12,795
Anheuser-Busch InBev SA/NV	170,197	12,272
Foshan Haitian Flavouring and Food Co., Ltd., Class A	574,859	11,472
Carlsberg A/S, Class B	53,713	10,012
Pernod Ricard SA	44,752	9,934
Raia Drogasil SA, ordinary nominative shares	1,529,164	7,597
British American Tobacco PLC	177,641	6,880
Avenue Supermarts, Ltd.[1]	137,253	6,175
Reckitt Benckiser Group PLC	62,718	5,550
Wal-Mart de México, SAB de CV, Series V	1,632,389	5,329
ITC, Ltd.	1,887,463	5,147
Heineken NV	40,609	4,921
Constellation Brands, Inc., Class A	19,550	4,573
United Spirits, Ltd.[1]	511,633	4,554
Unilever PLC (EUR denominated)	72,965	4,271
Shiseido Company, Ltd.	55,200	4,060
Wuliangye Yibin Co., Ltd., Class A1	78,771	3,632
Monde Nissin Corp.[1]	8,760,500	2,965
China Feihe, Ltd.	1,342,000	2,897
Kimberly-Clark de México, SAB de CV, Class A	1,587,474	2,817
L’Oréal SA, non-registered shares	6,217	2,770
Mondelez International, Inc.	39,158	2,445
Philip Morris International, Inc.	23,692	2,348
X5 Retail Group NV (GDR)[1]	65,840	2,305
Herbalife Nutrition, Ltd.[1]	41,972	2,213
Nongfu Spring Co., Ltd., Class H	434,805	2,181
Fomento Económico Mexicano, SAB de CV	252,300	2,128
Dabur India, Ltd.	240,307	1,839
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	318,900	1,818
Danone SA	23,668	1,666
Kimberly-Clark Corp.	10,828	1,449
Yihai International Holding, Ltd.[5]	190,000	1,276
Uni-Charm Corp.	20,600	829
Diageo PLC	11,617	556
Arca Continental, SAB de CV1	5,600	32
		234,831

Energy 3.10%
Reliance Industries, Ltd.	2,721,572	77,281
Reliance Industries, Ltd., interim shares	151,056	3,022
Petróleo Brasileiro SA (Petrobras), ordinary nominative shares (ADR)	2,526,905	30,904
Gazprom PJSC (ADR)	1,153,377	8,791

58	American Funds Insurance Series

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Energy (continued)
New Fortress Energy, Inc., Class A	145,420	$5,508
Rosneft Oil Company PJSC (GDR)	675,946	5,232
Chevron Corp.	36,633	3,837
Royal Dutch Shell PLC, Class B	165,815	3,209
Schlumberger, Ltd.	88,995	2,849
TotalEnergies SE	60,026	2,716
Thungela Resources Ltd.[1]	2,233	6
		143,355

Real estate 1.94%
Shimao Services Holdings, Ltd.	5,650,187	19,539
American Tower Corp. REIT	46,781	12,637
ESR Cayman, Ltd.[1]	2,929,000	9,884
BR Malls Participacoes SA, ordinary nominative shares[1]	4,247,895	8,660
Longfor Group Holdings, Ltd.	1,391,500	7,796
CK Asset Holdings, Ltd.	913,000	6,303
China Resources Land, Ltd.	1,444,000	5,849
Sunac Services Holdings, Ltd.	1,311,496	4,873
KE Holdings, Inc., Class A (ADR)[1]	89,095	4,248
CTP NV1	207,680	4,186
Shimao Group Holdings, Ltd.	1,228,500	3,013
Ayala Land, Inc.	3,874,200	2,861
		89,849

Utilities 1.63%
ENN Energy Holdings, Ltd.	1,561,800	29,730
China Gas Holdings Ltd.	4,740,600	14,470
AES Corp.	520,975	13,582
Engie SA	568,071	7,783
China Resources Gas Group, Ltd.	1,016,000	6,098
Enel SpA	387,890	3,602
		75,265

Total common stocks (cost: $2,427,146,000)		4,213,572

Preferred securities 1.17%
Industrials 0.30%
Azul SA, preferred nominative shares (ADR)[1]	344,485	9,094
GOL Linhas Aéreas Inteligentes SA, preferred nominative shares[1,5]	849,684	3,922
GOL Linhas Aéreas Inteligentes SA, preferred nominative shares (ADR)[1]	72,525	669
		13,685

Materials 0.28%
Gerdau SA, preferred nominative shares	2,129,085	12,675

Consumer discretionary 0.26%
Volkswagen AG, nonvoting preferred shares	34,304	8,591
Getir BV, Series H, preferred shares[1,2,3,4]	7,768	3,500
		12,091

Information technology 0.13%
Nu Holdings, Ltd., Series G, noncumulative preferred shares[1,2,3,4]	112,623	4,504
Nu Holdings, Ltd., Series A, noncumulative preferred shares[1,2,3,4]	19,235	769
Nu Holdings, Ltd., Series Seed, noncumulative preferred shares[1,2,3,4]	15,954	638
Nu Holdings, Ltd., Series B, noncumulative preferred shares[1,2,3,4]	1,101	44
Nu Holdings, Ltd., Series D, noncumulative preferred shares[1,2,3,4]	585	23
		5,978

American Funds Insurance Series	59

New World Fund (continued)

Preferred securities (continued)		Shares	Value (000)
Real estate 0.11%
QuintoAndar Servicos Imobiliarios Ltda., Series E, preferred shares[1,2,3,4]		32,657	$5,258
Ayala Land, Inc., preferred shares[1,2,3]		15,000,000	—	[7]
			5,258

Health care 0.07%
Grifols, SA, Class B, nonvoting non-registered preferred shares		179,977	3,158

Energy 0.02%
Petróleo Brasileiro SA (Petrobras), preferred nominative shares		182,615	1,081

Total preferred securities (cost: $35,099,000)			53,926

Rights & warrants 0.19%
Consumer staples 0.19%
Foshan Haitian Flavouring and Food Co., Ltd., Class A, warrants, expire 2022[1,2,6]		437,008	8,721

Consumer discretionary 0.00%
Cie. Financière Richemont SA, Class A, warrants, expire 2023[1]		144,354	97

Total rights & warrants (cost: $2,776,000)			8,818

Bonds, notes & other debt instruments 2.56%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 2.23%
Abu Dhabi (Emirate of) 2.50% 2029[6]	$	1,415	1,481
Abu Dhabi (Emirate of) 1.70% 2031[6]		455	440
Angola (Republic of) 8.25% 2028		200	209
Angola (Republic of) 8.00% 2029[6]		2,800	2,880
Angola (Republic of) 8.00% 2029		200	206
Argentine Republic 1.00% 2029		384	147
Argentine Republic 0.125% 2030 (0.50% on 7/9/2021)[8]		757	273
Argentine Republic 0.125% 2035 (1.125% on 7/9/2021)[8]		4,190	1,337
Argentine Republic 0.125% 2038 (2.00% on 7/9/2021)[8]		1,318	500
Argentine Republic 0.125% 2041 (2.50% on 7/9/2021)[8]		5,900	2,115
Armenia (Republic of) 7.15% 2025		490	558
Bahrain (Kingdom of) 6.75% 2029[6]		500	550
Belarus (Republic of) 6.875% 2023		1,775	1,768
Belarus (Republic of) 5.875% 2026		230	213
Belarus (Republic of) 7.625% 2027		335	328
Colombia (Republic of) 4.50% 2026		830	908
Colombia (Republic of) 3.25% 2032		900	884
Colombia (Republic of) 7.375% 2037		600	791
Colombia (Republic of) 4.125% 2051		350	333
Costa Rica (Republic of) 4.375% 2025		234	243
Costa Rica (Republic of) 6.125% 2031[6]		1,250	1,329
Costa Rica (Republic of) 6.125% 2031		593	631
Cote d’Ivoire (Republic of) 4.875% 2032	€	150	178
Dominican Republic 9.75% 2026	DOP	18,150	360
Dominican Republic 8.625% 2027[6]	$	575	706
Dominican Republic 11.375% 2029	DOP	12,800	272
Dominican Republic 4.50% 2030[6]	$	180	184
Dominican Republic 5.30% 2041[6]		303	303
Dominican Republic 7.45% 2044[6]		1,125	1,359
Dominican Republic 7.45% 2044		1,100	1,329
Dominican Republic 6.85% 2045		100	113
Dominican Republic 5.875% 2060[6]		280	280
Egypt (Arab Republic of) 5.75% 2024[6]		450	480
Egypt (Arab Republic of) 5.625% 2030	€	260	311

60	American Funds Insurance Series

New World Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Egypt (Arab Republic of) 5.875% 2031[6]	$	365	$356
Egypt (Arab Republic of) 7.625% 2032[6]		1,140	1,213
Egypt (Arab Republic of) 8.50% 2047		1,200	1,254
Egypt (Arab Republic of) 8.15% 2059[6]		900	903
Ethiopia (Federal Democratic Republic of) 6.625% 2024		1,430	1,326
Export-Import Bank of India 3.25% 2030		1,180	1,201
Gabonese Republic 6.375% 2024		2,160	2,307
Georgia (Republic of) 2.75% 2026[6]		375	383
Ghana (Republic of) 7.875% 2027		200	212
Ghana (Republic of) 7.75% 2029[6]		1,125	1,153
Ghana (Republic of) 8.125% 2032		1,880	1,911
Guatemala (Republic of) 4.375% 2027		400	437
Honduras (Republic of) 6.25% 2027		1,600	1,754
Indonesia (Republic of) 6.625% 2037		700	968
Indonesia (Republic of) 5.25% 2042		840	1,049
Iraq (Republic of) 6.752% 2023		960	985
Jordan (Hashemite Kingdom of) 4.95% 2025[6]		600	625
Jordan (Hashemite Kingdom of) 5.75% 2027[6]		1,530	1,649
Jordan (Hashemite Kingdom of) 5.75% 2027		200	215
Kazakhstan (Republic of) 6.50% 2045[6]		800	1,172
Kenya (Republic of) 7.25% 2028		400	443
Kenya (Republic of) 8.25% 2048[6]		2,200	2,427
Malaysia (Federation of), Series 0419, 3.828% 2034	MYR	430	103
Malaysia (Federation of), Series 0418, 4.893% 2038		1,150	301
Oman (Sultanate of) 4.875% 2025[6]	$	202	212
Oman (Sultanate of) 6.25% 2031[6]		890	958
Pakistan (Islamic Republic of) 8.25% 2025[6]		410	455
Pakistan (Islamic Republic of) 6.00% 2026[6]		380	386
Pakistan (Islamic Republic of) 6.875% 2027[6]		1,050	1,093
Pakistan (Islamic Republic of) 7.875% 2036		400	412
Panama (Republic of) 3.75% 2026[6]		1,380	1,492
Panama (Republic of) 4.50% 2047		1,155	1,317
Panama (Republic of) 4.50% 2050		400	455
Panama (Republic of) 4.30% 2053		400	445
Paraguay (Republic of) 5.00% 2026[6]		500	571
Paraguay (Republic of) 4.70% 2027[6]		800	911
Paraguay (Republic of) 4.70% 2027		500	569
Paraguay (Republic of) 4.95% 2031		320	368
Peru (Republic of) 6.55% 2037		1,070	1,477
Peru (Republic of) 2.78% 2060		565	505
PETRONAS Capital, Ltd. 4.55% 2050[6]		400	495
Philippines (Republic of) 1.648% 2031		780	754
Philippines (Republic of) 6.375% 2034		820	1,159
Philippines (Republic of) 3.95% 2040		900	1,002
Philippines (Republic of) 2.95% 2045		990	958
PT Indonesia Asahan Aluminium Tbk 6.757% 2048		200	260
Qatar (State of) 4.50% 2028[6]		3,000	3,546
Qatar (State of) 4.50% 2028		800	946
Romania 2.00% 2032	€	1,375	1,652
Romania 2.00% 2033		530	625
Romania 5.125% 2048[6]	$	720	884
Russian Federation 4.375% 2029[6]		800	903
Russian Federation 5.10% 2035		1,200	1,430
Russian Federation 5.25% 2047		1,000	1,259
Senegal (Republic of) 4.75% 2028	€	1,100	1,364
Serbia (Republic of) 3.125% 2027		850	1,123
South Africa (Republic of) 5.875% 2030	$	2,110	2,412
Sri Lanka (Democratic Socialist Republic of) 5.75% 2022		450	414
Sri Lanka (Democratic Socialist Republic of) 5.875% 2022		1,410	1,198
Sri Lanka (Democratic Socialist Republic of) 6.85% 2025		700	471
Sri Lanka (Democratic Socialist Republic of) 6.825% 2026		1,270	816

American Funds Insurance Series	61

New World Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Sri Lanka (Democratic Socialist Republic of) 7.55% 2030	$	800	$506
Sri Lanka (Democratic Socialist Republic of) 7.55% 2030[6]		500	316
Tunisia (Republic of) 6.75% 2023	€	310	357
Tunisia (Republic of) 6.75% 2023		215	247
Tunisia (Republic of) 5.625% 2024		710	787
Tunisia (Republic of) 5.75% 2025	$	875	819
Turkey (Republic of) 6.375% 2025		475	498
Turkey (Republic of) 11.875% 2030		600	831
Turkey (Republic of) 5.875% 2031		1,170	1,140
Turkey (Republic of) 4.875% 2043		1,295	1,035
Turkey (Republic of) 5.75% 2047		2,205	1,890
Ukraine 7.75% 2027		2,328	2,568
Ukraine 9.75% 2028		700	836
Ukraine 7.375% 2032		2,180	2,298
United Mexican States 3.90% 2025		320	356
United Mexican States 4.50% 2029		1,070	1,211
United Mexican States 4.75% 2032		870	998
United Mexican States 4.75% 2044		1,090	1,208
United Mexican States 3.75% 2071		400	366
United Mexican States, Series M, 7.50% 2027	MXN	19,000	994
Venezuela (Bolivarian Republic of) 7.00% 2018[9]	$	64	6
Venezuela (Bolivarian Republic of) 7.75% 2019[9]		1,149	124
Venezuela (Bolivarian Republic of) 6.00% 2020[9]		950	94
Venezuela (Bolivarian Republic of) 12.75% 2022[9]		85	9
Venezuela (Bolivarian Republic of) 9.00% 2023[9]		1,383	141
Venezuela (Bolivarian Republic of) 8.25% 2024[9]		299	32
Venezuela (Bolivarian Republic of) 7.65% 2025[9]		129	13
Venezuela (Bolivarian Republic of) 11.75% 2026[9]		64	7
Venezuela (Bolivarian Republic of) 9.25% 2027[9]		170	18
Venezuela (Bolivarian Republic of) 9.25% 2028[9]		319	33
Venezuela (Bolivarian Republic of) 11.95% 2031[9]		106	11
Venezuela (Bolivarian Republic of) 7.00% 2038[9]		107	11
			103,403

Corporate bonds, notes & loans 0.33%
Energy 0.10%
Oleoducto Central SA 4.00% 2027[6]		255	263
Petrobras Global Finance Co. 5.60% 2031		575	645
Petrobras Global Finance Co. 6.75% 2050		110	129
Petrobras Global Finance Co. 6.85% 2115		314	359
Petróleos Mexicanos 6.875% 2025[6]		624	692
Petróleos Mexicanos 6.875% 2026		755	826
Petróleos Mexicanos 7.47% 2026	MXN	2,800	126
Petróleos Mexicanos 6.49% 2027	$	910	962
PTT Exploration and Production PCL 2.587% 2027[6]		320	332
Sinopec Group Overseas Development (2018), Ltd. 3.10% 2051[6]		370	359
			4,693

Financials 0.06%
Bangkok Bank PCL 3.733% 2034
(5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[8]		1,140	1,185
Power Financial Corp., Ltd. 5.25% 2028		425	478
Power Financial Corp., Ltd. 6.15% 2028		432	512
Power Financial Corp., Ltd. 4.50% 2029		273	293
Power Financial Corp., Ltd. 3.35% 2031		310	304
			2,772

62	American Funds Insurance Series

New World Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Utilities 0.04%
AES Panama Generation Holdings SRL 4.375% 2030[6]	$280	$293
Empresas Publicas de Medellin ESP 4.25% 2029[6]	412	409
Empresas Publicas de Medellin ESP 4.375% 2031[6]	360	356
State Grid Overseas Investment, Ltd. 3.50% 2027[6]	330	364
State Grid Overseas Investment, Ltd. 4.25% 2028	200	230
		1,652

Communication services 0.04%
Axiata SPV5 Labuan, Ltd. 3.064% 2050	357	343
PLDT, Inc. 2.50% 2031	210	208
Tencent Holdings, Ltd. 3.975% 2029	400	447
Tencent Holdings, Ltd. 3.24% 2050[6]	580	569
		1,567

Consumer discretionary 0.03%
Alibaba Group Holding, Ltd. 2.125% 2031	463	456
Alibaba Group Holding, Ltd. 3.15% 2051	610	601
MercadoLibre, Inc. 3.125% 2031	200	197
Sands China, Ltd. 4.375% 2030	220	239
		1,493

Materials 0.03%
Braskem Idesa SAPI 7.45% 2029	775	824
Braskem Idesa SAPI 7.45% 2029[6]	300	319
GC Treasury Center Co., Ltd. 2.98% 2031[6]	200	205
		1,348

Industrials 0.02%
Empresa de Transporte de Pasajeros Metro SA 4.70% 2050[6]	270	305
Mexico City Airport Trust 4.25% 2026	675	735
		1,040

Consumer staples 0.01%
MARB BondCo PLC 3.95% 2031[6]	600	579
Total corporate bonds, notes & loans		15,144
Total bonds, notes & other debt instruments (cost: $114,263,000)		118,547

Short-term securities 5.15%	Shares
Money market investments 5.09%
Capital Group Central Cash Fund 0.04%[10,11]	2,354,521	235,452

Money market investments purchased with collateral from securities on loan 0.06%
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[10,12]	1,576,823	1,577
Capital Group Central Cash Fund 0.04%[10,11,12]	12,747	1,275
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[10,12]	8,373	8
		2,860

Total short-term securities (cost: $238,326,000)		238,312

Total investment securities 100.14% (cost: $2,817,610,000)		4,633,175
Other assets less liabilities (0.14)%		(6,499)

Net assets 100.00%		$4,626,676

American Funds Insurance Series	63

New World Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000	[13] )	Value at 6/30/2021 (000	[14] )	Unrealized (depreciation) appreciation at 6/30/2021 (000)
10 Year Ultra U.S. Treasury Note Futures	Short	83	September 2021	$(8,300)		$(12,218)		$(157)
30 Year Ultra U.S. Treasury Bond Futures	Long	37	September 2021	3,700		7,130		147

								$(10)

Forward currency contracts

Contract amount				Unrealized appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 6/30/2021 (000)
USD3,426	EUR2,830	Citibank	7/16/2021	$69

Investments in affiliates11

	Value of affiliates at 1/1/2021 (000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 6/30/2021 (000)	Dividend income (000)
Short-term securities 5.12%
Money market investments 5.09%
Capital Group Central Cash Fund 0.04%[10]	$224,497	$400,715		$389,733	$(5)	$(22)	$235,452	$115
Money market investments purchased with collateral from securities on loan 0.03%
Capital Group Central Cash Fund 0.04%[10,12]	—	1,275	[15]				1,275	—	[16]

Total short-term securities							236,727

Total 5.12%					$(5)	$(22)	$236,727	$115

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $32,506,000, which represented .70% of the net assets of the fund.
[3]	Value determined using significant unobservable inputs.
[4]

Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear on the following page.

[5]

All or a portion of this security was on loan. The total value of all such securities was $11,836,000, which represented ..26% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[6]

Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $56,217,000, which represented 1.22% of the net assets of the fund.

[7]	Amount less than one thousand.
[8]	Step bond; coupon rate may change at a later date.
[9]	Scheduled interest and/or principal payment was not received.
[10]	Rate represents the seven-day yield at 6/30/2021.
[11]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[12]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[13]	Notional amount is calculated based on the number of contracts and notional contract size.
[14]	Value is calculated based on the notional amount and current market price.
[15]	Represents net activity. Refer to Note 5 for more information on securities lending.
[16]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

64	American Funds Insurance Series

New World Fund (continued)

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Nu Holdings, Ltd., Series G, noncumulative preferred shares	1/27/2021	$3,831	$4,504	.10%
Nu Holdings, Ltd., Series A, noncumulative preferred shares	1/27/2021	654	769	.02
Nu Holdings, Ltd., Series Seed, noncumulative preferred shares	1/27/2021	543	638	.01
Nu Holdings, Ltd., Class A	1/27/2021	422	496	.01
Nu Holdings, Ltd., Series B, noncumulative preferred shares	1/27/2021	37	44	.00
Nu Holdings, Ltd., Series D, noncumulative preferred shares	1/27/2021	20	23	.00
QuintoAndar Servicos Imobiliarios Ltda., Series E, preferred shares	5/26/2021	5,258	5,258	.11
Getir BV, Series H, preferred shares	5/27/2021	3,500	3,500	.08

Total private placement securities		$14,265	$15,232	.33%

Key to abbreviations and symbols

ADR = American Depositary Receipts

CDI = CREST Depository Interest

DOP = Dominican pesos

EUR/€ = Euros

GDR = Global Depositary Receipts

HKD = Hong Kong dollars

MXN = Mexican pesos

MYR = Malaysian ringgits

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	65

Washington Mutual Investors Fund

(formerly Blue Chip Income and Growth Fund)

Investment portfolio June 30, 2021	unaudited

Common stocks 96.47%	Shares	Value (000)
Information technology 18.02%
Microsoft Corp.	2,106,009	$570,518
Broadcom, Inc.	1,058,559	504,764
Intel Corp.	2,929,736	164,475
ASML Holding NV (New York registered) (ADR)	150,741	104,138
Visa, Inc., Class A	343,359	80,284
Apple, Inc.	572,719	78,440
Fidelity National Information Services, Inc.	430,405	60,975
Automatic Data Processing, Inc.	194,807	38,693
Applied Materials, Inc.	250,964	35,737
Mastercard, Inc., Class A	86,557	31,601
KLA Corp.	94,273	30,564
TE Connectivity, Ltd.	212,561	28,740
NetApp, Inc.	296,805	24,285
Paychex, Inc.	212,443	22,795
Texas Instruments, Inc.	71,883	13,823
Motorola Solutions, Inc.	59,914	12,992
SAP SE (ADR)	77,408	10,873
EPAM Systems, Inc.[1]	12,712	6,495
Jack Henry & Associates, Inc.	24,063	3,935
Analog Devices, Inc.	21,755	3,745
Micron Technology, Inc.[1]	2,103	179
		1,828,051

Financials 16.72%
BlackRock, Inc.	280,039	245,026
JPMorgan Chase & Co.	1,306,812	203,262
CME Group, Inc., Class A	806,892	171,610
PNC Financial Services Group, Inc.	720,704	137,482
Bank of America Corp.	2,381,587	98,193
Capital One Financial Corp.	533,487	82,525
Discover Financial Services	691,594	81,809
Intercontinental Exchange, Inc.	633,491	75,195
Marsh & McLennan Companies, Inc.	461,667	64,947
Citigroup, Inc.	898,745	63,586
Travelers Companies, Inc.	361,014	54,047
Nasdaq, Inc.	300,423	52,814
S&P Global, Inc.	127,999	52,537
Truist Financial Corp.	912,671	50,653
Toronto-Dominion Bank	710,883	49,797
Bank of Nova Scotia	672,679	43,771
Carlyle Group, Inc.	599,419	27,861
Moody’s Corp.	73,483	26,628
KeyCorp	1,118,961	23,107
KKR & Co., Inc.	347,353	20,577
Regions Financial Corp.	974,958	19,675
Citizens Financial Group, Inc.	382,827	17,560
Brookfield Asset Management, Inc., Class A	258,883	13,198
Fifth Third Bancorp	289,822	11,080
Everest Re Group, Ltd.	39,368	9,921
Brookfield Asset Management Reinsurance Partners, Ltd., Class A1	1,785	93
		1,696,954

Health care 16.12%
UnitedHealth Group, Inc.	853,907	341,938
CVS Health Corp.	2,219,520	185,197
Johnson & Johnson	999,155	164,601
Pfizer, Inc.	4,126,310	161,586
Humana Inc.	272,364	120,581
Gilead Sciences, Inc.	1,434,225	98,761
AstraZeneca PLC (ADR)[2]	1,432,090	85,782
Abbott Laboratories	643,053	74,549

66	American Funds Insurance Series

Washington Mutual Investors Fund (continued)

(formerly Blue Chip Income and Growth Fund)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Cigna Corp.	271,716	$64,416
Eli Lilly and Company	248,426	57,019
Danaher Corp.	211,449	56,744
Anthem, Inc.	148,502	56,698
Thermo Fisher Scientific, Inc.	58,001	29,260
Baxter International, Inc.	350,367	28,205
GlaxoSmithKline PLC (ADR)	661,074	26,324
Merck & Co., Inc.	206,593	16,067
Zoetis, Inc., Class A	64,934	12,101
Novo Nordisk A/S, Class B (ADR)	141,459	11,850
Medtronic PLC	88,527	10,989
Edwards Lifesciences Corp.[1]	87,569	9,069
Zimmer Biomet Holdings, Inc.	56,341	9,061
Roche Holding AG (ADR)	181,439	8,526
Viatris, Inc.	269,185	3,847
Novartis AG (ADR)	29,792	2,718
Organon & Co.[1]	11,153	337
		1,636,226

Industrials 10.79%
Northrop Grumman Corp.	385,717	140,181
Honeywell International, Inc.	598,303	131,238
CSX Corp.	3,521,404	112,967
Lockheed Martin Corp.	270,961	102,518
Union Pacific Corp.	415,039	91,280
Caterpillar, Inc.	340,203	74,038
Norfolk Southern Corp.	243,333	64,583
PACCAR, Inc.	678,643	60,569
L3Harris Technologies, Inc.	233,927	50,563
Raytheon Technologies Corp.	460,692	39,302
ABB, Ltd. (ADR)	867,885	29,499
Equifax, Inc.	114,445	27,411
Waste Connections, Inc.	227,476	27,167
Parker-Hannifin Corp.	85,730	26,329
Emerson Electric Co.	222,632	21,426
Republic Services, Inc.	188,596	20,747
RELX PLC (ADR)	570,375	15,212
HEICO Corp.	72,274	10,076
Johnson Controls International PLC	137,777	9,456
Cummins, Inc.	32,761	7,987
United Parcel Service, Inc., Class B	38,200	7,944
Rockwell Automation	26,600	7,608
Air Lease Corp., Class A	170,858	7,132
FedEx Corp.	22,467	6,703
Nidec Corp. (ADR)	115,542	3,339
		1,095,275

Communication services 7.93%
Comcast Corp., Class A	7,979,670	455,001
Alphabet, Inc., Class C1	33,829	84,787
Alphabet, Inc., Class A1	22,982	56,117
Facebook, Inc., Class A1	258,277	89,805
Verizon Communications, Inc.	1,562,147	87,527
AT&T, Inc.	710,704	20,454
Electronic Arts, Inc.	40,638	5,845
Activision Blizzard, Inc.	51,183	4,885
		804,421

American Funds Insurance Series	67

Washington Mutual Investors Fund (continued)

(formerly Blue Chip Income and Growth Fund)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary 6.16%
Home Depot, Inc.	599,482	$191,169
General Motors Company[1]	1,964,542	116,242
Darden Restaurants, Inc.	428,426	62,546
VF Corp.	729,025	59,809
Wynn Resorts, Ltd.[1]	417,851	51,103
Amazon.com, Inc.[1]	7,475	25,715
Dollar General Corp.	98,299	21,271
Chipotle Mexican Grill, Inc.[1]	12,424	19,261
TJX Companies, Inc.	237,016	15,980
Marriott International, Inc., Class A1	93,824	12,809
NIKE, Inc., Class B	81,576	12,603
YUM! Brands, Inc.	105,908	12,183
McDonald’s Corp.	34,091	7,875
Starbucks Corp.	66,885	7,478
Royal Caribbean Cruises, Ltd.[1]	71,567	6,103
Domino’s Pizza, Inc.	6,418	2,994
		625,141

Consumer staples 5.63%
Nestlé SA (ADR)	798,424	99,595
Keurig Dr Pepper, Inc.	1,905,860	67,163
Mondelez International, Inc.	959,448	59,908
Conagra Brands, Inc.	1,466,412	53,348
Archer Daniels Midland Company	842,092	51,031
Hormel Foods Corp.	665,594	31,782
Reckitt Benckiser Group PLC (ADR)	1,699,218	30,416
Procter & Gamble Company	217,700	29,374
Walgreens Boots Alliance, Inc.	528,193	27,788
Kraft Heinz Company	679,313	27,702
Church & Dwight Co., Inc.	290,397	24,748
Unilever PLC (ADR)	384,674	22,504
Costco Wholesale Corp.	45,675	18,072
General Mills, Inc.	196,934	11,999
Kimberly-Clark Corp.	51,092	6,835
Danone (ADR)	426,506	6,001
Kroger Co.	68,480	2,624
		570,890

Energy 5.32%
Chevron Corp.	1,238,265	129,696
Enbridge, Inc.	2,218,846	88,843
Pioneer Natural Resources Company	473,437	76,943
EOG Resources, Inc.	656,642	54,790
Baker Hughes Co., Class A	2,372,089	54,250
ConocoPhillips	876,699	53,391
Exxon Mobil Corp.	500,717	31,585
Cabot Oil & Gas Corp.	1,103,310	19,264
Valero Energy Corp.	210,265	16,417
TC Energy Corp.	293,686	14,543
		539,722

Materials 4.62%
Dow Inc.	2,088,482	132,159
LyondellBasell Industries NV	936,756	96,364
Nucor Corp.	653,278	62,669
Air Products and Chemicals, Inc.	131,758	37,904
Rio Tinto PLC (ADR)	407,632	34,196
Vulcan Materials Co.	184,643	32,141
Linde PLC	64,217	18,565
PPG Industries, Inc.	77,713	13,194

68	American Funds Insurance Series

Washington Mutual Investors Fund (continued)

(formerly Blue Chip Income and Growth Fund)

Common stocks (continued)	Shares	Value (000)
Materials (continued)
Huntsman Corp.	488,334	$12,951
Packaging Corporation of America	85,423	11,568
Corteva, Inc.	208,956	9,267
Sherwin-Williams Company	27,139	7,394
		468,372

Utilities 3.11%
Exelon Corp.	1,448,171	64,168
Sempra Energy	455,337	60,323
CMS Energy Corp.	603,614	35,662
Xcel Energy, Inc.	533,292	35,133
DTE Energy Company	265,640	34,427
NextEra Energy, Inc.	320,714	23,502
Public Service Enterprise Group, Inc.	289,506	17,295
American Electric Power Company, Inc.	147,763	12,499
Dominion Energy, Inc.	164,082	12,072
Edison International	184,742	10,682
Entergy Corp.	98,358	9,806
		315,569

Real estate 2.05%
Digital Realty Trust, Inc. REIT	483,148	72,694
Alexandria Real Estate Equities, Inc. REIT	204,208	37,154
Regency Centers Corp. REIT	443,190	28,395
Mid-America Apartment Communities, Inc. REIT	151,734	25,555
American Tower Corp. REIT	75,937	20,514
Boston Properties, Inc. REIT	121,984	13,978
Extra Space Storage, Inc. REIT	61,459	10,068
		208,358

Total common stocks (cost: $7,880,691,000)		9,788,979

Convertible stocks 0.57%
Utilities 0.26%
NextEra Energy, Inc., convertible preferred units, 5.279% 2023	263,600	12,906
Dominion Energy, Inc., Series A, convertible preferred shares, 7.25% 2022	112,000	10,878
American Electric Power Company, Inc., convertible preferred units, 6.125% 2023	56,400	2,890
		26,674

Health care 0.17%
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 2023[2]	8,921	13,161
Becton, Dickinson and Company, Series B, convertible preferred shares, 6.00% 2023[2]	67,800	3,628
		16,789

Financials 0.08%
KKR & Co., Inc., Series C, 6.00% convertible preferred shares	100,000	7,706

Information technology 0.06%
Broadcom, Inc., Series A, cumulative convertible preferred shares, 8.00% 2022	4,300	6,536

Total convertible stocks (cost: $54,218,000)		57,705

Short-term securities 3.68%
Money market investments 3.02%
Capital Group Central Cash Fund 0.04%[3,4]	3,061,380	306,138

American Funds Insurance Series	69

Washington Mutual Investors Fund (continued)

(formerly Blue Chip Income and Growth Fund)

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.66%
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[3,5]	37,307,569	$37,308
Capital Group Central Cash Fund 0.04%[3,4,5]	301,593	30,159
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[3,5]	198,091	198
		67,665

Total short-term securities (cost: $373,792,000)		373,803

Total investment securities 100.72% (cost: $8,308,701,000)		10,220,487

Other assets less liabilities (0.72)%		(72,903)

Net assets 100.00%		$10,147,584

Investments in affiliates4

	Value of affiliates at 1/1/2021 (000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 6/30/2021 (000)	Dividend income (000)
Short-term securities 3.32%
Money market investments 3.02%
Capital Group Central Cash Fund 0.04%[3]	$178,532	$1,511,735		$1,384,098	$(8)	$(23)	$306,138	$70
Money market investments purchased with collateral from securities on loan 0.30%
Capital Group Central Cash Fund 0.04%[3,5]	—	30,159	[6]				30,159	—	[7]

Total short-term securities							336,297

Total 3.32%					$(8)	$(23)	$336,297	$70

[1]	Security did not produce income during the last 12 months.

[2]

All or a portion of this security was on loan. The total value of all such securities was $73,663,000, which represented ..73% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[3]	Rate represents the seven-day yield at 6/30/2021.

[4]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

[5]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[6]	Represents net activity. Refer to Note 5 for more information on securities lending.

[7]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements.

70	American Funds Insurance Series

Capital World Growth and Income Fund

(formerly Global Growth and Income Fund)

Investment portfolio June 30, 2021	unaudited

Common stocks 94.60%	Shares	Value (000)
Information technology 18.57%
Microsoft Corp.	292,716	$79,297
Broadcom, Inc.	158,869	75,755
Taiwan Semiconductor Manufacturing Company, Ltd.	3,370,800	71,983
ASML Holding NV	63,381	43,544
Tokyo Electron, Ltd.	61,300	26,530
Apple, Inc.	112,632	15,426
Mastercard, Inc., Class A	29,570	10,796
Logitech International SA	76,108	9,221
NetEase, Inc.	405,000	9,175
Keyence Corp.	16,800	8,479
Delta Electronics, Inc.	764,000	8,308
Accenture PLC, Class A	28,048	8,268
EPAM Systems, Inc.[1]	14,829	7,577
Hexagon AB, Class B	381,021	5,645
GlobalWafers Co., Ltd.	144,000	4,750
Adobe, Inc.[1]	8,100	4,744
Capgemini SE	21,421	4,115
Fujitsu Ltd.	20,600	3,857
OBIC Co., Ltd.	18,500	3,449
Advanced Micro Devices, Inc.[1]	33,699	3,165
Visa, Inc., Class A	13,175	3,081
PayPal Holdings, Inc.[1]	10,315	3,007
Applied Materials, Inc.	19,258	2,742
Ceridian HCM Holding, Inc.[1]	26,904	2,581
MediaTek, Inc.	68,000	2,348
RingCentral, Inc., Class A1	8,065	2,343
NortonLifeLock, Inc.	80,313	2,186
ServiceNow, Inc.[1]	3,886	2,135
Shopify, Inc., Class A, subordinate voting shares (CAD denominated)[1]	1,337	1,955
Worldline SA, non-registered shares[1]	20,829	1,950
Snowflake, Inc., Class A1	7,760	1,876
Nomura Research Institute, Ltd.	50,700	1,677
Samsung Electronics Co., Ltd.	20,872	1,496
Micron Technology, Inc.[1]	10,560	897
Atlassian Corp. PLC, Class A1	3,492	897
SS&C Technologies Holdings, Inc.	12,082	871
Afterpay, Ltd.[1]	9,714	861
GDS Holdings, Ltd., Class A1	58,400	578
Autodesk, Inc.[1]	1,003	293
		437,858

Financials 14.65%
AIA Group, Ltd.	2,780,400	34,557
Kotak Mahindra Bank, Ltd.[1]	869,039	19,944
CME Group, Inc., Class A	92,036	19,574
Zurich Insurance Group AG	47,087	18,891
Toronto-Dominion Bank (CAD denominated)	249,135	17,459
Sberbank of Russia PJSC (ADR)	927,306	15,398
HDFC Bank, Ltd.	623,164	12,558
HDFC Bank, Ltd. (ADR)	21,583	1,578
JPMorgan Chase & Co.	83,900	13,050
Ping An Insurance (Group) Company of China, Ltd., Class H	1,097,500	10,750
Ping An Insurance (Group) Company of China, Ltd., Class A	62,500	622
S&P Global, Inc.	25,987	10,666
HDFC Life Insurance Company, Ltd.	1,072,357	9,901
ING Groep NV	736,557	9,729
DNB ASA	445,505	9,707
Lufax Holding, Ltd. (ADR)[1,2]	763,916	8,632
Nasdaq, Inc.	47,618	8,371
BlackRock, Inc.	8,911	7,797
M&G PLC	2,415,609	7,649

American Funds Insurance Series	71

Capital World Growth and Income Fund (continued)

(formerly Global Growth and Income Fund)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
KBC Groep NV	100,287	$7,646
Citigroup, Inc.	104,865	7,419
B3 SA-Brasil, Bolsa, Balcao	1,995,721	6,749
PNC Financial Services Group, Inc.	34,777	6,634
Intercontinental Exchange, Inc.	54,492	6,468
Barclays PLC	2,633,650	6,234
Discover Financial Services	50,737	6,002
The Blackstone Group, Inc.	60,453	5,873
Hong Kong Exchanges and Clearing, Ltd.	89,700	5,347
St. James’s Place PLC	218,457	4,463
American International Group, Inc.	87,991	4,188
Tradeweb Markets, Inc., Class A	41,602	3,518
Macquarie Group, Ltd.	29,731	3,488
Bank of America Corp.	76,833	3,168
Legal & General Group PLC	843,355	3,005
Futu Holdings, Ltd. (ADR)[1]	16,335	2,926
FinecoBank SpA[1]	157,067	2,738
Banco Santander, SA	713,361	2,723
BNP Paribas SA	41,532	2,604
Berkshire Hathaway, Inc., Class B1	9,154	2,544
Moody’s Corp.	6,973	2,527
Power Corporation of Canada, subordinate voting shares	75,066	2,373
National Bank of Canada	19,203	1,437
AXA SA	56,201	1,425
Bajaj Finance, Ltd.[1]	17,549	1,420
Tryg A/S	48,816	1,198
Swedbank AB, Class A	61,820	1,150
Aegon NV2	226,986	942
China Pacific Insurance (Group) Co., Ltd., Class H	286,000	901
Marsh & McLennan Companies, Inc.	4,287	603
BOC Hong Kong (Holdings), Ltd.	174,500	592
Allfunds Group PLC[1]	12,918	225
DBS Group Holdings, Ltd.	1,595	35
		345,398

Consumer discretionary 12.15%
LVMH Moët Hennessy-Louis Vuitton SE	52,716	41,337
Amazon.com, Inc.[1]	10,466	36,005
General Motors Company[1]	440,292	26,052
Home Depot, Inc.	76,806	24,493
MercadoLibre, Inc.[1]	10,746	16,740
Flutter Entertainment PLC[1]	67,148	12,158
Stellantis NV	503,618	9,880
Midea Group Co., Ltd., Class A	696,900	7,698
Ocado Group PLC[1]	267,420	7,410
adidas AG	19,898	7,406
Marriott International, Inc., Class A1	49,582	6,769
Barratt Developments PLC	691,446	6,649
Restaurant Brands International, Inc. (CAD denominated)[2]	98,950	6,376
Restaurant Brands International, Inc.	2,330	150
Chipotle Mexican Grill, Inc.[1]	4,023	6,237
Kering SA	6,422	5,612
Ferrari NV (EUR denominated)	25,598	5,281
Shimano, Inc.	22,000	5,218
Booking Holdings, Inc.[1]	2,007	4,392
Cie. Financière Richemont SA, Class A	32,788	3,967
Astra International Tbk PT	11,337,300	3,863
NIKE, Inc., Class B	23,456	3,624
Sony Group Corp.	35,000	3,407
Moncler SpA	49,234	3,331
Evolution AB	20,919	3,306

72	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

(formerly Global Growth and Income Fund)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Naspers, Ltd., Class N	14,466	$3,037
Nokian Renkaat Oyj	71,812	2,899
Taylor Wimpey PLC	1,310,386	2,881
DraftKings, Inc., Class A1	49,904	2,604
EssilorLuxottica	13,319	2,458
Just Eat Takeaway (GBP denominated)[1]	24,031	2,225
Meituan, Class B1	52,200	2,154
SAIC Motor Corp., Ltd., Class A1	626,400	2,130
Industria de Diseño Textil, SA	60,428	2,129
H & M Hennes & Mauritz AB, Class B1	77,418	1,836
Wayfair Inc., Class A1	3,927	1,240
Peloton Interactive, Inc., Class A1	7,728	958
Domino’s Pizza Enterprises, Ltd.	8,633	780
Tesla, Inc.[1]	1,085	737
InterContinental Hotels Group PLC[1]	10,909	726
Faurecia SA	5,839	286
		286,441

Health care 11.16%
Abbott Laboratories	316,200	36,657
UnitedHealth Group, Inc.	72,720	29,120
Gilead Sciences, Inc.	377,811	26,016
Novartis AG	242,534	22,103
Amgen, Inc.	76,913	18,748
Thermo Fisher Scientific, Inc.	33,122	16,709
AstraZeneca PLC	98,167	11,791
Stryker Corp.	39,293	10,206
Sanofi	72,406	7,586
Centene Corp.[1]	93,169	6,795
Eli Lilly and Company	26,860	6,165
Medtronic PLC	48,782	6,055
Pfizer, Inc.	148,916	5,832
Chugai Pharmaceutical Co., Ltd.	141,500	5,607
Siemens Healthineers AG	76,722	4,701
Coloplast A/S, Class B	26,296	4,315
WuXi Biologics (Cayman), Inc.[1]	233,000	4,270
Zimmer Biomet Holdings, Inc.	25,906	4,166
Olympus Corp.	184,800	3,673
PerkinElmer, Inc.	23,686	3,657
Carl Zeiss Meditec AG, non-registered shares	17,531	3,387
AbbVie, Inc.	25,247	2,844
Baxter International, Inc.	30,945	2,491
Intuitive Surgical, Inc.[1]	2,687	2,471
Illumina, Inc.[1]	5,170	2,446
Zoetis, Inc., Class A	12,774	2,381
Cigna Corp.	7,371	1,747
Alcon, Inc.	24,235	1,697
Teva Pharmaceutical Industries, Ltd. (ADR)[1]	169,706	1,680
M3, Inc.	22,000	1,607
Vertex Pharmaceuticals, Inc.[1]	7,437	1,500
Hypera SA, ordinary nominative shares	179,438	1,244
GlaxoSmithKline PLC	57,137	1,122
DexCom, Inc.[1]	2,076	886
Insulet Corp.[1]	3,116	855
CanSino Biologics, Inc., Class H1	11,200	595
		263,125

American Funds Insurance Series	73

Capital World Growth and Income Fund (continued)

(formerly Global Growth and Income Fund)

Common stocks (continued)	Shares	Value (000)
Communication services 10.41%
Alphabet, Inc., Class C1	13,065	$32,745
Alphabet, Inc., Class A1	8,834	21,571
Netflix, Inc.[1]	73,037	38,579
Facebook, Inc., Class A1	101,781	35,390
SoftBank Corp.	1,771,200	23,173
Comcast Corp., Class A	361,394	20,607
Yandex NV, Class A1	239,086	16,915
Tencent Holdings, Ltd.	148,500	11,169
Altice USA, Inc., Class A1	246,652	8,421
SoftBank Group Corp.	89,000	6,229
Bilibili, Inc., Class Z (ADR)[1]	24,613	2,999
Bilibili, Inc., Class Z1	23,180	2,854
Activision Blizzard, Inc.	50,869	4,855
Sea, Ltd., Class A (ADR)[1]	13,375	3,673
Cellnex Telecom, SA, non-registered shares	57,116	3,638
Vivendi SA2	103,892	3,490
Daily Mail and General Trust PLC, Class A, nonvoting shares	258,506	3,447
Omnicom Group, Inc.	24,376	1,950
ITV PLC[1]	1,096,106	1,904
América Móvil, SAB de CV, Series L (ADR)	58,815	882
Walt Disney Company[1]	3,716	653
Indus Towers, Ltd.	98,788	317
		245,461

Industrials 8.31%
Airbus SE, non-registered shares[1]	155,935	20,051
CSX Corp.	596,814	19,146
General Electric Co.	815,977	10,983
Deere & Company	24,478	8,634
Safran SA	61,889	8,580
LIXIL Corp.	305,600	7,903
Parker-Hannifin Corp.	25,409	7,803
BAE Systems PLC	1,058,265	7,642
Lockheed Martin Corp.	20,004	7,568
Country Garden Services Holdings Co., Ltd.	591,000	6,386
Stanley Black & Decker, Inc.	28,809	5,906
VINCI SA	55,293	5,900
Honeywell International, Inc.	25,632	5,622
Raytheon Technologies Corp.	65,196	5,562
TransDigm Group, Inc.[1]	7,424	4,805
Compagnie de Saint-Gobain SA, non-registered shares	71,621	4,717
Melrose Industries PLC	2,193,953	4,707
Recruit Holdings Co., Ltd.	94,000	4,628
Emerson Electric Co.	47,421	4,564
Nidec Corp.	36,900	4,276
Johnson Controls International PLC	57,412	3,940
Bunzl PLC	96,986	3,205
Eiffage SA	26,656	2,712
Aena SME, SA, non-registered shares	15,922	2,611
ASSA ABLOY AB, Class B	81,458	2,454
Ryanair Holdings PLC (ADR)[1]	22,571	2,442
Union Pacific Corp.	9,600	2,111
Sydney Airport, units[1]	472,784	2,053
Adecco Group AG	29,114	1,978
RELX PLC	69,864	1,855
SMC Corp.	3,100	1,832
ACS, Actividades de Construcción y Servicios, SA	60,033	1,608
Wizz Air Holdings PLC[1]	23,911	1,544
AB Volvo, Class B	64,119	1,543
ManpowerGroup, Inc.	12,744	1,515
InPost SA1	72,793	1,461

74	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

(formerly Global Growth and Income Fund)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Atlas Copco AB, Class B	27,077	$1,424
L3Harris Technologies, Inc.	6,496	1,404
Carrier Global Corp.	26,716	1,298
Ritchie Bros. Auctioneers, Inc.	12,985	770
Schneider Electric SE	3,633	572
Otis Worldwide Corp.	4,082	334
		196,049

Consumer staples 6.00%
Philip Morris International, Inc.	327,580	32,466
Nestlé SA	140,236	17,463
British American Tobacco PLC	375,918	14,560
British American Tobacco PLC (ADR)	15,802	621
Keurig Dr Pepper, Inc.	405,571	14,292
Altria Group, Inc.	198,594	9,469
Kweichow Moutai Co., Ltd., Class A	24,100	7,671
Swedish Match AB	756,927	6,455
Heineken NV	52,309	6,339
Imperial Brands PLC	218,629	4,709
Danone SA	56,010	3,943
Kirin Holdings Company, Ltd.	200,600	3,911
Constellation Brands, Inc., Class A	15,800	3,696
Treasury Wine Estates, Ltd.	400,908	3,512
Bunge, Ltd.	44,000	3,439
Mondelez International, Inc.	33,312	2,080
Conagra Brands, Inc.	50,345	1,832
Pernod Ricard SA	6,779	1,505
Thai Beverage PCL	2,419,500	1,215
ITC, Ltd.	248,407	677
Arca Continental, SAB de CV1	112,300	651
Oatly Group AB (ADR)[1]	23,567	576
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	82,400	470
		141,552

Materials 5.71%
Vale SA, ordinary nominative shares	1,379,408	31,408
Vale SA, ordinary nominative shares (ADR)	986,518	22,503
Rio Tinto PLC	287,922	23,694
BHP Group PLC	362,100	10,669
Fortescue Metals Group, Ltd.	508,556	8,902
Linde PLC	20,634	5,965
Freeport-McMoRan, Inc.	125,242	4,648
Shin-Etsu Chemical Co., Ltd.	27,600	4,616
HeidelbergCement AG	42,449	3,641
Dow Inc.	47,755	3,022
CRH PLC	51,660	2,603
Akzo Nobel NV	20,294	2,507
Amcor PLC (CDI)	165,731	1,880
Albemarle Corp.	10,500	1,769
Barrick Gold Corp. (CAD denominated)	79,724	1,649
Koninklijke DSM NV	8,292	1,548
Air Liquide SA, non-registered shares	6,629	1,161
Evonik Industries AG	28,154	944
Huntsman Corp.	31,500	835
Lynas Rare Earths, Ltd.[1]	163,843	702
		134,666

American Funds Insurance Series	75

Capital World Growth and Income Fund (continued)

(formerly Global Growth and Income Fund)

Common stocks (continued)	Shares	Value (000)
Energy 2.76%
Canadian Natural Resources, Ltd. (CAD denominated)	535,070	$19,424
EOG Resources, Inc.	119,710	9,989
Gazprom PJSC (ADR)	1,097,013	8,361
TC Energy Corp. (CAD denominated)	114,213	5,652
BP PLC	994,134	4,332
Chevron Corp.	40,379	4,229
ConocoPhillips	57,341	3,492
TotalEnergies SE	76,543	3,463
Royal Dutch Shell PLC, Class B	147,294	2,851
Suncor Energy, Inc.	88,930	2,130
Reliance Industries, Ltd.	43,639	1,239
		65,162

Utilities 2.72%
Enel SpA	1,613,152	14,981
DTE Energy Company	76,995	9,979
China Resources Gas Group, Ltd.	1,534,000	9,207
Iberdrola, SA, non-registered shares	608,791	7,421
Entergy Corp.	50,365	5,021
E.ON SE	380,980	4,406
NextEra Energy, Inc.	50,808	3,723
Ørsted AS	14,147	1,985
Engie SA	141,365	1,937
China Gas Holdings, Ltd.	578,200	1,765
Endesa, SA	64,074	1,554
AES Corp.	52,478	1,368
Power Grid Corporation of India, Ltd.	239,207	748
		64,095

Real estate 2.16%
Crown Castle International Corp. REIT	89,497	17,461
American Tower Corp. REIT	38,009	10,268
Longfor Group Holdings, Ltd.	1,443,500	8,087
Boston Properties, Inc. REIT	25,581	2,931
VICI Properties, Inc. REIT	75,169	2,332
Equinix, Inc. REIT	2,838	2,278
Shimao Group Holdings, Ltd.	692,000	1,697
CIFI Holdings (Group) Co., Ltd.	1,970,000	1,538
Vonovia SE	17,384	1,124
Sun Hung Kai Properties, Ltd.	67,000	998
China Resources Land, Ltd.	206,000	834
Iron Mountain, Inc. REIT	16,501	698
China Resources Mixc Lifestyle Services, Ltd.	95,800	656
Shimao Services Holdings, Ltd.	39,000	135
		51,037

Total common stocks (cost: $1,685,564,000)		2,230,844

Preferred securities 0.90%
Consumer discretionary 0.47%
Volkswagen AG, nonvoting preferred shares	44,378	11,114

Financials 0.25%
Banco Bradesco SA, preferred nominative shares	1,072,017	5,546
Fannie Mae, Series S, 8.25% noncumulative preferred shares[1]	58,870	125
Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative preferred shares[1,2]	61,516	125
		5,796

76	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

(formerly Global Growth and Income Fund)

Preferred securities (continued)	Shares	Value (000)
Information technology 0.12%
Samsung Electronics Co., Ltd., nonvoting preferred shares	44,774	$2,930

Health care 0.06%
Grifols, SA, Class B, nonvoting non-registered preferred shares	78,875	1,384

Total preferred securities (cost: $20,947,000)		21,224

Rights & warrants 0.00%
Industrials 0.00%
ACS, Actividades de Construcción y Servicios, SA, rights, non-registered shares, expire 2021[1]	26,540	37

Total rights & warrants (cost: $40,000)		37

Convertible stocks 0.23%
Financials 0.13%
2020 Cash Mandatory Exchangeable Trust, convertible preferred shares, 0% 2023[3]	2,400	3,030

Information technology 0.06%
Broadcom, Inc., Series A, cumulative convertible preferred shares, 8.00% 2022	1,016	1,544

Utilities 0.04%
DTE Energy Company, convertible preferred units, 6.25% 2022	20,000	989

Total convertible stocks (cost: $5,446,000)		5,563

Convertible bonds & notes 0.20%	Principal amount (000)
Communication services 0.20%
Sea Ltd., convertibles notes, 2.375% 2025	$1,500	4,635

Total convertible bonds & notes (cost: $3,840,000)		4,635

Bonds, notes & other debt instruments 0.37%
Corporate bonds, notes & loans 0.32%

Health care 0.12%
Teva Pharmaceutical Finance Co. BV 6.00% 2024	1,600	1,700
Teva Pharmaceutical Finance Co. BV 3.15% 2026	1,100	1,048
		2,748

Consumer discretionary 0.11%
Carnival Corp. 11.50% 2023[3]	800	901
General Motors Company 5.40% 2023	300	331
General Motors Financial Co. 5.20% 2023	300	323
Royal Caribbean Cruises, Ltd. 11.50% 2025[3]	800	923
		2,478

Energy 0.04%
TransCanada PipeLines, Ltd. 5.10% 2049	800	1,052

American Funds Insurance Series	77

Capital World Growth and Income Fund (continued)

(formerly Global Growth and Income Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services 0.04%
CenturyLink, Inc. 7.50% 2024		$400	$450
Sprint Corp. 7.25% 2021		500	508
			958

Consumer staples 0.01%
JBS Investments GMBH II 7.00% 2026[3]		300	319

Total corporate bonds, notes & loans			7,555

Bonds & notes of governments & government agencies outside the U.S. 0.05%
United Mexican States, Series M, 8.00% 2023	MXN	20,000	1,052

Total bonds, notes & other debt instruments (cost: $8,537,000)			8,607

Short-term securities 4.24%		Shares
Money market investments 3.74%
Capital Group Central Cash Fund 0.04%[4,5]		882,377	88,238

Money market investments purchased with collateral from securities on loan 0.50%
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[4,6]		6,422,520	6,422
Capital Group Central Cash Fund 0.04%[4,5,6]		51,919	5,192
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[4,6]		34,102	34
			11,648

Total short-term securities (cost: $99,895,000)			99,886

Total investment securities 100.54% (cost: $1,824,269,000)			2,370,796
Other assets less liabilities (0.54)%			(12,619)

Net assets 100.00%			$2,358,177

Investments in affiliates5

	Value of affiliates at 1/1/2021 (000)	Additions (000)		Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliates at 6/30/2021 (000)	Dividend income (000)
Short-term securities 3.96%
Money market investments 3.74%
Capital Group Central Cash Fund 0.04%[4]	$66,489	$397,923		$376,162	$4	$(16)	$88,238	$26
Money market investments purchased with collateral from securities on loan 0.22%
Capital Group Central Cash Fund 0.04%[4,6]	—	5,192	[7]				5,192	—	[8]

Total short-term securities							93,430

Total 3.96%					$4	$(16)	$93,430	$26

78	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

(formerly Global Growth and Income Fund)

[1]	Security did not produce income during the last 12 months.

[2]

All or a portion of this security was on loan. The total value of all such securities was $12,432,000, which represented ..53% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[3]

Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $5,173,000, which represented .22% of the net assets of the fund.

[4]	Rate represents the seven-day yield at 6/30/2021.

[5]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

[6]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[7]	Represents net activity. Refer to Note 5 for more information on securities lending.

[8]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

EUR = Euros

GBP = British pounds

MXN = Mexican pesos

See notes to financial statements.

American Funds Insurance Series	79

Growth-Income Fund

Investment portfolio June 30, 2021	unaudited

Common stocks 96.66%	Shares	Value (000)
Information technology 22.24%
Microsoft Corp.	10,424,024	$2,823,868
Broadcom, Inc.	2,560,501	1,220,949
Mastercard, Inc., Class A	1,741,921	635,958
Visa, Inc., Class A	1,282,991	299,989
Taiwan Semiconductor Manufacturing Company, Ltd.	13,692,000	292,391
Accenture PLC, Class A	991,200	292,196
Adobe, Inc.[1]	453,373	265,513
ASML Holding NV	234,068	160,810
ASML Holding NV (New York registered) (ADR)	147,800	102,106
Fidelity National Information Services, Inc.	1,268,981	179,777
Intel Corp.	2,996,600	168,229
Automatic Data Processing, Inc.	845,000	167,834
Apple, Inc.	1,220,400	167,146
ServiceNow, Inc.[1]	281,938	154,939
Autodesk, Inc.[1]	530,000	154,707
PayPal Holdings, Inc.[1]	498,649	145,346
Concentrix Corp.[1]	868,198	139,606
GoDaddy Inc., Class A1	1,402,444	121,956
Ceridian HCM Holding, Inc.[1]	1,240,574	118,996
StoneCo, Ltd., Class A1	1,659,500	111,286
FleetCor Technologies, Inc.[1]	420,507	107,675
Global Payments, Inc.	572,628	107,391
Euronet Worldwide, Inc.[1]	763,602	103,354
CDK Global, Inc.	2,042,800	101,507
Cognizant Technology Solutions Corp., Class A	1,345,000	93,155
MKS Instruments, Inc.	481,000	85,594
Applied Materials, Inc.	517,400	73,678
Shopify, Inc., Class A, subordinate voting shares[1]	48,000	70,127
Atlassian Corp. PLC, Class A1	247,800	63,650
Texas Instruments, Inc.	308,278	59,282
Fiserv, Inc.[1]	536,700	57,368
QUALCOMM, Inc.	375,195	53,627
Micron Technology, Inc.[1]	629,500	53,495
Amphenol Corp., Class A	772,000	52,812
Dye & Durham, Ltd.	1,322,100	50,800
KLA Corp.	155,000	50,253
Samsung Electronics Co., Ltd.	570,000	40,846
Lam Research Corp.	62,390	40,597
Analog Devices, Inc.	231,000	39,769
Trimble, Inc.[1]	413,300	33,820
NetEase, Inc.	1,093,900	24,782
VeriSign, Inc.[1]	61,000	13,889
Arista Networks, Inc.[1]	32,500	11,775
		9,112,848

Communication services 16.78%
Facebook, Inc., Class A1	5,728,392	1,991,819
Alphabet, Inc., Class A1	408,780	998,155
Alphabet, Inc., Class C1	358,167	897,681
Netflix, Inc.[1]	2,577,884	1,361,664
Comcast Corp., Class A	14,034,950	800,273
Charter Communications, Inc., Class A1	573,127	413,482
Electronic Arts, Inc.	1,168,000	167,993
Tencent Holdings, Ltd.	1,782,100	134,043
Walt Disney Company[1]	300,000	52,731
Vodafone Group PLC	20,000,000	33,570
Activision Blizzard, Inc.	262,939	25,095
		6,876,506

80	American Funds Insurance Series

Growth-Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care 11.31%
UnitedHealth Group, Inc.	2,609,900	$1,045,108
Abbott Laboratories	6,794,592	787,697
Gilead Sciences, Inc.	7,260,400	499,951
Amgen, Inc.	1,036,000	252,525
Novo Nordisk A/S, Class B	2,446,056	204,929
AstraZeneca PLC	1,249,112	150,033
AstraZeneca PLC (ADR)[2]	721,200	43,200
Anthem, Inc.	463,288	176,883
Thermo Fisher Scientific, Inc.	336,353	169,680
AbbVie, Inc.	1,296,036	145,986
GlaxoSmithKline PLC	6,402,300	125,706
PerkinElmer, Inc.	743,500	114,804
Merck & Co., Inc.	1,377,900	107,159
Medtronic PLC	860,000	106,752
Royalty Pharma PLC, Class A	2,557,706	104,840
Baxter International, Inc.	995,800	80,162
Edwards Lifesciences Corp.[1]	712,289	73,772
Eli Lilly and Company	248,703	57,082
Zimmer Biomet Holdings, Inc.	342,366	55,059
AmerisourceBergen Corp.	475,400	54,429
NovoCure, Ltd.[1]	193,600	42,944
Vertex Pharmaceuticals, Inc.[1]	192,000	38,713
Roche Holding AG, nonvoting non-registered shares	93,081	35,065
Seagen, Inc.[1]	215,292	33,990
Stryker Corp.	117,135	30,424
Ultragenyx Pharmaceutical, Inc.[1]	315,000	30,035
Humana Inc.	65,300	28,910
Allogene Therapeutics, Inc.[1]	800,000	20,864
Vir Biotechnology, Inc.[1]	258,400	12,217
Organon & Co.[1]	118,490	3,586
		4,632,505

Industrials 10.29%
Carrier Global Corp.	8,800,613	427,710
CSX Corp.	8,801,100	282,339
Woodward, Inc.	2,204,500	270,889
Northrop Grumman Corp.	733,200	266,467
Raytheon Technologies Corp.	2,574,145	219,600
Equifax, Inc.	893,208	213,932
Airbus SE, non-registered shares[1]	1,617,590	207,994
TransDigm Group, Inc.[1]	302,520	195,818
Meggitt PLC[1]	30,279,152	193,174
Waste Connections, Inc.	1,516,231	181,084
Union Pacific Corp.	697,700	153,445
TFI International, Inc.	1,671,259	152,402
BWX Technologies, Inc.	2,357,405	137,012
Norfolk Southern Corp.	482,759	128,129
General Dynamics Corp.	593,975	111,822
Waste Management, Inc.	767,700	107,563
Old Dominion Freight Line, Inc.	405,000	102,789
L3Harris Technologies, Inc.	446,960	96,610
General Electric Co.	7,022,250	94,520
Honeywell International, Inc.	409,067	89,729
Air Lease Corp., Class A	2,097,300	87,541
Lockheed Martin Corp.	230,000	87,021
Fortive Corp.	1,085,000	75,668
Safran SA	539,713	74,825
ITT, Inc.	750,836	68,769
Ryanair Holdings PLC (ADR)[1]	445,550	48,213
Ryanair Holdings PLC[1]	611,907	11,580
Fastenal Co.	635,000	33,020
Montana Aerospace AG1	658,516	27,721

American Funds Insurance Series	81

Growth-Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Cummins, Inc.	100,000	$24,381
Caterpillar, Inc.	101,600	22,111
Otis Worldwide Corp.	268,100	21,923
		4,215,801

Financials 10.10%
JPMorgan Chase & Co.	4,619,132	718,460
PNC Financial Services Group, Inc.	1,531,486	292,146
Marsh & McLennan Companies, Inc.	1,744,801	245,459
Intercontinental Exchange, Inc.	2,000,990	237,518
CME Group, Inc., Class A	1,078,500	229,375
Aon PLC, Class A	882,200	210,634
Chubb, Ltd.	1,239,153	196,951
Nasdaq, Inc.	1,095,500	192,589
BlackRock, Inc.	205,800	180,069
S&P Global, Inc.	433,338	177,864
Moody’s Corp.	425,900	154,333
Travelers Companies, Inc.	931,955	139,523
American International Group, Inc.	2,851,000	135,708
Arthur J. Gallagher & Co.	966,650	135,408
Discover Financial Services	1,019,080	120,547
KeyCorp	4,886,953	100,916
Bank of America Corp.	2,445,755	100,838
Hong Kong Exchanges and Clearing, Ltd.	1,659,500	98,916
State Street Corp.	1,077,260	88,637
Power Corporation of Canada, subordinate voting shares	2,443,100	77,219
Charles Schwab Corp.	879,000	64,000
B3 SA-Brasil, Bolsa, Balcao	15,096,000	51,050
Truist Financial Corp.	870,732	48,326
Wells Fargo & Company	981,600	44,457
Webster Financial Corp.	823,516	43,926
Citizens Financial Group, Inc.	728,750	33,428
UBS Group AG	1,343,666	20,563
		4,138,860

Consumer discretionary 8.77%
Amazon.com, Inc.[1]	380,560	1,309,187
General Motors Company[1]	8,736,000	516,909
Home Depot, Inc.	813,961	259,564
Wyndham Hotels & Resorts, Inc.	3,132,634	226,458
Royal Caribbean Cruises, Ltd.[1]	1,925,400	164,198
Hilton Worldwide Holdings, Inc.[1]	1,177,320	142,008
Burlington Stores, Inc.[1]	381,458	122,826
Dollar Tree Stores, Inc.[1]	1,105,278	109,975
MercadoLibre, Inc.[1]	70,000	109,045
Kering SA	101,695	88,871
Chipotle Mexican Grill, Inc.[1]	53,110	82,339
Lowe’s Companies, Inc.	345,000	66,920
Peloton Interactive, Inc., Class A1	465,000	57,669
Hasbro, Inc.	558,000	52,742
Thor Industries, Inc.	440,200	49,743
Dollar General Corp.	223,710	48,409
McDonald’s Corp.	198,000	45,736
Aptiv PLC[1]	233,000	36,658
YUM! Brands, Inc.	196,630	22,618
Starbucks Corp.	199,000	22,250
Marriott International, Inc., Class A1	161,200	22,007
Booking Holdings, Inc.[1]	8,100	17,724
Wynn Resorts, Ltd.[1]	105,122	12,857
Airbnb, Inc., Class A1	39,731	6,084
		3,592,797

82	American Funds Insurance Series

Growth-Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Materials 4.88%
Linde PLC	1,010,978	$292,274
Vale SA, ordinary nominative shares (ADR)	9,206,039	209,990
Vale SA, ordinary nominative shares	3,404,848	77,526
LyondellBasell Industries NV	2,453,100	252,350
Celanese Corp.	1,250,900	189,636
Air Products and Chemicals, Inc.	602,306	173,271
Dow Inc.	2,550,000	161,364
International Flavors & Fragrances, Inc.	1,075,001	160,605
Freeport-McMoRan, Inc.	3,803,000	141,129
Sherwin-Williams Company	475,300	129,496
Rio Tinto PLC	1,020,655	83,992
PPG Industries, Inc.	295,550	50,176
Barrick Gold Corp.	2,373,000	49,074
Allegheny Technologies, Inc.[1]	1,458,734	30,415
		2,001,298

Consumer staples 4.39%
Philip Morris International, Inc.	5,342,126	529,458
Keurig Dr Pepper, Inc.	10,054,335	354,315
British American Tobacco PLC	4,663,859	180,642
Reckitt Benckiser Group PLC	1,275,000	112,824
Anheuser-Busch InBev SA/NV	1,358,211	97,934
Nestlé SA	731,589	91,104
Mondelez International, Inc.	1,436,300	89,682
Molson Coors Beverage Company, Class B, restricted voting shares[1]	1,620,313	86,995
Clorox Co.	300,000	53,973
Herbalife Nutrition, Ltd.[1]	849,000	44,768
Church & Dwight Co., Inc.	424,500	36,176
General Mills, Inc.	428,800	26,127
Pernod Ricard SA	117,200	26,015
Constellation Brands, Inc., Class A	100,700	23,553
Lamb Weston Holdings, Inc.	291,727	23,531
Kraft Heinz Company	567,200	23,130
		1,800,227

Energy 3.02%
Canadian Natural Resources, Ltd. (CAD denominated)	7,948,000	288,528
EOG Resources, Inc.	3,255,400	271,631
Chevron Corp.	2,127,065	222,789
ConocoPhillips	2,699,104	164,375
TC Energy Corp. (CAD denominated)	1,821,019	90,111
Equitrans Midstream Corp.	9,950,307	84,677
Baker Hughes Co., Class A	3,492,424	79,872
Exxon Mobil Corp.	500,000	31,540
Weatherford International[1]	128,424	2,337
		1,235,860

Real estate 2.56%
Equinix, Inc. REIT	524,200	420,723
Crown Castle International Corp. REIT	1,561,966	304,740
MGM Growth Properties LLC REIT, Class A	3,996,000	146,333
VICI Properties, Inc. REIT	2,887,318	89,565
Digital Realty Trust, Inc. REIT	592,500	89,147
		1,050,508

Utilities 2.32%
Enel SpA	23,794,069	220,971
AES Corp.	5,403,200	140,861
Endesa, SA	5,162,847	125,253
Sempra Energy	750,000	99,360
Exelon Corp.	1,576,100	69,837
CenterPoint Energy, Inc.	2,840,104	69,639

American Funds Insurance Series	83

Growth-Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Utilities (continued)
Entergy Corp.	634,900	$63,300
CMS Energy Corp.	918,200	54,247
Edison International	522,800	30,228
PG&E Corp.[1]	2,840,000	28,883
Xcel Energy, Inc.	423,300	27,887
American Electric Power Company, Inc.	250,600	21,198
		951,664

Total common stocks (cost: $22,103,914,000)		39,608,874

Convertible stocks 1.06%
Health care 0.57%
Danaher Corp., Series A, cumulative convertible preferred shares, 4.75% 2022	78,600	141,370
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 2023[2]	61,857	91,256
		232,626

Information technology 0.38%
Broadcom, Inc., Series A, cumulative convertible preferred shares, 8.00% 2022	102,783	156,217

Consumer discretionary 0.10%
Aptiv PLC, Series A, convertible preferred shares, 5.50% 2023	238,475	42,644

Industrials 0.01%
Stanley Black & Decker, Inc., convertible preferred shares, 5.25% 2022	35,448	4,280

Total convertible stocks (cost: $314,563,000)		435,767

Bonds, notes & other debt instruments 0.04%	Principal amount (000)
Corporate bonds, notes & loans 0.04%
Energy 0.02%
Weatherford International PLC 8.75% 2024[3]	$1,982	2,077
Weatherford International PLC 11.00% 2024[3]	5,280	5,498
		7,575

Industrials 0.02%
Boeing Company 4.875% 2025	4,706	5,275

Consumer discretionary 0.00%
General Motors Financial Co. 4.30% 2025	160	177
General Motors Financial Co. 5.25% 2026	827	956
		1,133

Total corporate bonds, notes & loans		13,983

Total bonds, notes & other debt instruments (cost: $12,691,000)		13,983

Short-term securities 2.57%	Shares
Money market investments 2.40%
Capital Group Central Cash Fund 0.04%[4,5]	9,823,658	982,367

84	American Funds Insurance Series

Growth-Income Fund (continued)

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.17%
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[4,6]	38,305,963	$38,305
Capital Group Central Cash Fund 0.04%[4,5,6]	309,664	30,967
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[4,6]	203,392	203
		69,475

Total short-term securities (cost: $1,051,746,000)		1,051,842

Total investment securities 100.33% (cost: $23,482,914,000)		41,110,466
Other assets less liabilities (0.33)%		(133,519)

Net assets 100.00%		$40,976,947

Investments in affiliates5

	Value of affiliates at 1/1/2021 (000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 6/30/2021 (000)	Dividend income (000)
Short-term securities 2.47%
Money market investments 2.40%
Capital Group Central Cash Fund 0.04%[4]	$1,005,764	$4,245,629		$4,268,866	$(52)	$(108)	$982,367	$486
Money market investments purchased with collateral from securities on loan 0.07%
Capital Group Central Cash Fund 0.04%[4,6]	—	30,967	[7]				30,967	—	[8]

Total short-term securities							1,013,334

Total 2.47%					$(52)	$(108)	$1,013,334	$486

[1]	Security did not produce income during the last 12 months.
[2]

All or a portion of this security was on loan. The total value of all such securities was $75,628,000, which represented ..18% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[3]

Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $7,575,000, which represented .02% of the net assets of the fund.

[4]	Rate represents the seven-day yield at 6/30/2021.
[5]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[6]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[7]	Represents net activity. Refer to Note 5 for more information on securities lending.
[8]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

See notes to financial statements.

American Funds Insurance Series	85

International Growth and Income Fund
Investment portfolio June 30, 2021	unaudited

Common stocks 94.32%	Shares	Value (000)
Financials 17.54%
HDFC Bank, Ltd.	2,309,600	$46,543
ING Groep NV	3,359,189	44,372
AIA Group, Ltd.	2,338,600	29,066
Zurich Insurance Group AG	54,100	21,704
DNB ASA	825,000	17,975
Sberbank of Russia PJSC (ADR)	999,000	16,589
Moscow Exchange MICEX-RTS PJSC	5,665,000	13,223
B3 SA-Brasil, Bolsa, Balcao	3,906,000	13,209
Aegon NV	2,483,308	10,303
Great-West Lifeco, Inc. (CAD denominated)[1]	248,102	7,370
PICC Property and Casualty Co., Ltd., Class H	7,905,000	6,923
Fairfax Financial Holdings, Ltd., subordinate voting shares	15,600	6,841
Allfunds Group PLC[2]	99,470	1,731
		235,849

Consumer discretionary 13.51%
LVMH Moët Hennessy-Louis Vuitton SE	48,000	37,638
Prosus NV	345,500	33,786
Sony Group Corp.	224,700	21,874
Naspers, Ltd., Class N	95,400	20,030
Taylor Wimpey PLC	6,878,250	15,124
Flutter Entertainment PLC (CDI)[2]	73,000	13,274
Kering SA	14,379	12,566
Galaxy Entertainment Group, Ltd.[2]	1,345,000	10,766
Ferrari NV (EUR denominated)	50,000	10,316
Alibaba Group Holding, Ltd.[2]	221,000	6,262
		181,636

Health care 9.84%
Daiichi Sankyo Company, Ltd.	1,359,000	29,292
Aier Eye Hospital Group Co., Ltd., Class A	2,610,189	28,673
Richter Gedeon Nyrt.	642,232	17,098
Fresenius SE & Co. KGaA	283,701	14,800
HOYA Corp.	85,000	11,270
Novartis AG	113,564	10,349
Chugai Pharmaceutical Co., Ltd.	228,900	9,070
GlaxoSmithKline PLC	386,500	7,589
Teva Pharmaceutical Industries, Ltd. (ADR)[2]	417,000	4,128
NMC Health PLC[2,3,4]	304,610	4
		132,273

Materials 9.45%
Vale SA, ordinary nominative shares	1,712,500	38,993
Vale SA, ordinary nominative shares (ADR)	424,300	9,678
Rio Tinto PLC	455,900	37,517
Linde PLC	53,000	15,322
Air Liquide SA, non-registered shares	79,200	13,867
Akzo Nobel NV	93,955	11,609
		126,986

Communication services 9.29%
SoftBank Corp.	4,691,700	61,383
Yandex NV, Class A2	397,400	28,116
Tencent Holdings, Ltd.	209,500	15,758
Bilibili, Inc., Class Z (ADR)[2]	69,200	8,431
SoftBank Group Corp.	106,600	7,461
Rightmove PLC	423,500	3,804
		124,953

86	American Funds Insurance Series

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials 8.65%
Airbus SE, non-registered shares[2]	246,912	$31,749
Ryanair Holdings PLC (ADR)[2]	179,000	19,370
Singapore Technologies Engineering, Ltd.	5,270,000	15,167
Shanghai International Airport Co., Ltd., Class A	2,012,496	14,991
Komatsu, Ltd.	445,000	11,057
LIXIL Corp.	385,000	9,956
Aena SME, SA, non-registered shares	52,450	8,601
Recruit Holdings Co., Ltd.	108,400	5,337
		116,228

Information technology 8.58%
ASML Holding NV	47,800	32,840
Avast PLC	3,804,000	25,774
Taiwan Semiconductor Manufacturing Company, Ltd.	1,010,000	21,568
Nice, Ltd. (ADR)	73,400	18,163
SUMCO Corp.	692,000	16,974
		115,319

Consumer staples 7.27%
Imperial Brands PLC	1,848,572	39,815
Treasury Wine Estates, Ltd.	2,607,742	22,842
Philip Morris International, Inc.	140,000	13,875
Pernod Ricard SA	39,400	8,746
British American Tobacco PLC	216,802	8,397
Kirin Holdings Company, Ltd.	209,500	4,085
		97,760

Utilities 4.30%
ENN Energy Holdings, Ltd.	1,150,000	21,891
Enel SpA	1,522,000	14,134
Iberdrola, SA, non-registered shares	632,578	7,711
E.ON SE	636,000	7,356
SSE PLC	325,350	6,753
		57,845

Energy 3.18%
Royal Dutch Shell PLC, Class A (GBP denominated)	792,000	15,851
Canadian Natural Resources, Ltd. (CAD denominated)	272,500	9,892
Canadian Natural Resources, Ltd.	92,000	3,338
Cenovus Energy ,Inc.	935,000	8,946
TotalEnergies SE	104,750	4,739
		42,766

Real estate 2.71%
China Resources Mixc Lifestyle Services, Ltd.	2,193,461	15,015
Sun Hung Kai Properties, Ltd.	747,000	11,132
Embassy Office Parks REIT	2,191,000	10,328
		36,475

Total common stocks (cost: $890,370,000)		1,268,090

Preferred securities 0.97%
Energy 0.97%
Petróleo Brasileiro SA (Petrobras), preferred nominative shares (ADR)	591,100	6,981
Petróleo Brasileiro SA (Petrobras), preferred nominative shares	1,031,250	6,102

Total preferred securities (cost: $7,450,000)		13,083

American Funds Insurance Series	87

International Growth and Income Fund (continued)

Bonds, notes & other debt instruments 0.64%	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. 0.35%
Brazil (Federative Republic of) 10.00% 2025	BRL	22,000	$4,668

Corporate bonds, notes & loans 0.29%
Health care 0.29%
Teva Pharmaceutical Finance Co. BV 3.15% 2026		$1,060	1,010
Teva Pharmaceutical Finance Co. BV 4.10% 2046		1,160	1,018
Valeant Pharmaceuticals International, Inc. 6.125% 2025[5]		1,808	1,855

Total bonds, notes & other debt instruments (cost: $9,567,000)			8,551

Short-term securities 5.09%	Shares
Money market investments 5.04%
Capital Group Central Cash Fund 0.04%[6,7]		677,760	67,776

Money market investments purchased with collateral from securities on loan 0.05%
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[6,8]		349,750	350
Capital Group Central Cash Fund 0.04%[6,7,8]		2,827	282
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[6,8]		1,857	2
			634

Total short-term securities (cost: $68,407,000)			68,410

Total investment securities 101.02% (cost: $975,794,000)			1,358,134
Other assets less liabilities (1.02)%			(13,681)

Net assets 100.00%			$1,344,453

Investments in affiliates7

	Value of affiliates at 1/1/2021 (000)	Additions (000)		Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliates at 6/30/2021 (000)	Dividend income (000)
Short-term securities 5.06%
Money market investments 5.04%
Capital Group Central Cash Fund 0.04%[6]	$31,755	$345,022		$308,992	$(6)	$(3)	$67,776	$19
Money market investments purchased with collateral from securities on loan 0.02%
Capital Group Central Cash Fund 0.04%[6,8]	—	282	[9]				282	—	[10]

Total short-term securities							68,058

Total 5.06%					$(6)	$(3)	$68,058	$19

88	American Funds Insurance Series

International Growth and Income Fund (continued)

[1]

All or a portion of this security was on loan. The total value of all such securities was $671,000, which represented ..05% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[2]	Security did not produce income during the last 12 months.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $4,000, which represented less than .01% of the net assets of the fund.
[4]	Value determined using significant unobservable inputs.
[5]

Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,855,000, which represented .14% of the net assets of the fund.

[6]	Rate represents the seven-day yield at 6/30/2021.
[7]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[8]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[9]	Represents net activity. Refer to Note 5 for more information on securities lending.
[10]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations

ADR = American Depositary Receipts BRL = Brazilian reais

CAD = Canadian dollars

CDI = CREST Depository Interest

EUR = Euros

GBP = British pounds

See notes to financial statements.

American Funds Insurance Series	89

Capital Income Builder
Investment portfolio June 30, 2021	unaudited

Common stocks 77.82%	Shares	Value (000)
Financials 15.52%
JPMorgan Chase & Co.	83,343	$12,963
Toronto-Dominion Bank (CAD denominated)	183,760	12,878
Zurich Insurance Group AG	32,066	12,865
Münchener Rückversicherungs-Gesellschaft AG	35,343	9,679
PNC Financial Services Group, Inc.	50,003	9,539
CME Group, Inc., Class A	36,313	7,723
DNB ASA	254,365	5,542
Power Corporation of Canada, subordinate voting shares	169,999	5,373
DBS Group Holdings, Ltd.	239,306	5,305
Principal Financial Group, Inc.	80,612	5,094
Great-West Lifeco, Inc. (CAD denominated)	164,724	4,893
American International Group, Inc.	97,550	4,643
Ping An Insurance (Group) Company of China, Ltd., Class H	382,500	3,746
Ping An Insurance (Group) Company of China, Ltd., Class A	60,300	600
Intesa Sanpaolo SpA	1,467,194	4,053
Hong Kong Exchanges and Clearing, Ltd.	67,600	4,029
ING Groep NV	285,107	3,766
Kaspi.kz JSC[1]	34,518	3,659
Citigroup, Inc.	42,591	3,013
KeyCorp	142,937	2,952
Truist Financial Corp.	47,621	2,643
Tryg A/S	106,254	2,608
AIA Group, Ltd.	188,800	2,347
Citizens Financial Group, Inc.	42,181	1,935
Moscow Exchange MICEX-RTS PJSC	800,276	1,868
East West Bancorp, Inc.	24,733	1,773
PICC Property and Casualty Co., Ltd., Class H	2,012,000	1,762
B3 SA-Brasil, Bolsa, Balcao	490,029	1,657
National Bank of Canada	19,938	1,492
U.S. Bancorp	25,853	1,473
Travelers Companies, Inc.	9,654	1,445
Swedbank AB, Class A	73,840	1,374
China Merchants Bank Co., Ltd., Class H	160,500	1,370
China Pacific Insurance (Group) Co., Ltd., Class H	420,950	1,326
State Street Corp.	15,793	1,299
Franklin Resources, Inc.	37,676	1,205
BNP Paribas SA	15,079	945
UBS Group AG	57,964	887
Sberbank of Russia PJSC (ADR)	51,961	863
Discover Financial Services	6,895	816
Everest Re Group, Ltd.	3,090	779
BlackRock, Inc.	827	724
Webster Financial Corp.	13,504	720
Euronext NV	6,323	688
Banco Santander, SA	171,144	653
Morgan Stanley	7,109	652
Marsh & McLennan Companies, Inc.	4,495	632
KBC Groep NV	8,123	619
EFG International AG	57,297	470
BOC Hong Kong (Holdings), Ltd.	127,000	431
Wells Fargo & Company	8,520	386
The Blackstone Group, Inc.	2,505	243
South State Corp.	2,444	200
Cullen/Frost Bankers, Inc.	1,550	174
Skandinaviska Enskilda Banken AB, Class A	11,929	154
IIFL Wealth Management, Ltd.	8,122	127
TISCO Financial Group PCL, foreign registered shares	31,200	86
Vontobel Holding AG	376	29
		161,170

90	American Funds Insurance Series

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Information technology 9.58%
Broadcom, Inc.	73,782	$35,182
Microsoft Corp.	75,404	20,427
Taiwan Semiconductor Manufacturing Company, Ltd.	539,800	11,527
GlobalWafers Co., Ltd.	168,000	5,541
Intel Corp.	88,986	4,996
NetApp, Inc.	46,632	3,815
Vanguard International Semiconductor Corp.	857,700	3,632
KLA Corp.	7,476	2,424
Automatic Data Processing, Inc.	11,545	2,293
Paychex, Inc.	20,222	2,170
Texas Instruments, Inc.	9,708	1,867
Apple, Inc.	8,270	1,133
QUALCOMM, Inc.	7,229	1,033
Tokyo Electron, Ltd.	2,100	909
Tripod Technology Corp.[2]	171,000	829
Western Union Company	32,607	749
International Business Machines Corp.	2,145	314
BE Semiconductor Industries NV	2,742	233
SINBON Electronics Co., Ltd.[2]	20,000	197
FDM Group (Holdings) PLC	12,913	182
		99,453

Consumer staples 9.20%
Philip Morris International, Inc.	266,353	26,398
British American Tobacco PLC	353,229	13,681
Nestlé SA	53,596	6,674
General Mills, Inc.	96,775	5,897
Altria Group, Inc.	121,956	5,815
PepsiCo, Inc.	37,238	5,518
Unilever PLC (GBP denominated)	81,677	4,780
Coca-Cola Company	78,070	4,224
Carlsberg A/S, Class B	18,594	3,466
Imperial Brands PLC	149,897	3,228
Danone SA	43,107	3,035
Keurig Dr Pepper, Inc.	60,055	2,116
ITC, Ltd.	772,549	2,107
Kraft Heinz Company	49,619	2,023
Anheuser-Busch InBev SA/NV	23,574	1,700
Kimberly-Clark Corp.	9,419	1,260
Reckitt Benckiser Group PLC	10,484	928
Vector Group, Ltd.	62,743	887
Procter & Gamble Company	5,682	767
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	78,800	449
Viscofan, SA, non-registered shares	3,213	224
Scandinavian Tobacco Group A/S	10,343	211
Hilton Food Group PLC	9,039	137
		95,525

Health care 8.31%
Amgen, Inc.	79,720	19,432
Gilead Sciences, Inc.	250,519	17,251
AbbVie, Inc.	87,233	9,826
GlaxoSmithKline PLC	457,135	8,976
Novartis AG	76,224	6,946
Medtronic PLC	49,665	6,165
AstraZeneca PLC	40,350	4,846
Abbott Laboratories	29,261	3,392
UnitedHealth Group, Inc.	6,641	2,659
Merck & Co., Inc.	27,010	2,101
Roche Holding AG, nonvoting non-registered shares	5,287	1,992

American Funds Insurance Series	91

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Eli Lilly and Company	5,987	$1,374
Royalty Pharma PLC, Class A	31,087	1,274
Organon & Co.[2]	1,852	56
		86,290

Real estate 7.41%
Crown Castle International Corp. REIT	140,260	27,365
VICI Properties, Inc. REIT	312,915	9,707
Digital Realty Trust, Inc. REIT	49,293	7,417
Gaming and Leisure Properties, Inc. REIT	113,388	5,253
Link Real Estate Investment Trust REIT	476,818	4,621
Federal Realty Investment Trust REIT	23,928	2,804
MGM Growth Properties LLC REIT, Class A	68,972	2,526
CK Asset Holdings, Ltd.	300,000	2,071
TAG Immobilien AG	57,556	1,826
Longfor Group Holdings, Ltd.	321,000	1,798
Equinix, Inc. REIT	1,936	1,554
Charter Hall Group REIT	129,795	1,511
American Tower Corp. REIT	4,320	1,167
Embassy Office Parks REIT	200,200	944
CTP NV2	42,585	858
Powergrid Infrastructure Investment Trust[2]	555,500	847
Americold Realty Trust REIT	21,956	831
Sun Hung Kai Properties, Ltd.	55,255	823
Alexandria Real Estate Equities, Inc. REIT	4,454	810
Mindspace Business Parks REIT	201,600	767
Kimco Realty Corp. REIT	35,988	750
China Resources Land, Ltd.	132,000	535
PSP Swiss Property AG	1,512	192
		76,977

Utilities 6.97%
Enel SpA	1,036,440	9,625
Iberdrola, SA, non-registered shares	736,018	8,972
DTE Energy Company	57,440	7,444
E.ON SE	608,464	7,037
Power Grid Corporation of India, Ltd.	1,687,070	5,275
Duke Energy Corp.	44,351	4,378
Exelon Corp.	96,088	4,258
Dominion Energy, Inc.	53,419	3,930
Southern Co.	53,857	3,259
Entergy Corp.	27,180	2,710
China Gas Holdings, Ltd.	631,600	1,928
SSE PLC	91,281	1,895
Engie SA	135,934	1,862
National Grid PLC	144,076	1,835
AES Corp.	62,187	1,621
Endesa, SA	61,633	1,495
Public Service Enterprise Group, Inc.	18,838	1,125
Sempra Energy	6,993	927
Edison International	9,921	574
Power Assets Holdings, Ltd.	89,000	546
Centrica PLC[2]	609,025	434
Keppel Infrastructure Trust	908,536	375
Guangdong Investment, Ltd.	220,000	316
Ratch Group PCL, foreign registered shares	205,400	293
CMS Energy Corp.	2,685	159
NextEra Energy, Inc.	1,381	101
		72,374

92	American Funds Insurance Series

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Energy 5.02%
TC Energy Corp. (CAD denominated)	150,611	$7,453
TC Energy Corp.	45,730	2,264
Chevron Corp.	91,856	9,621
Canadian Natural Resources, Ltd. (CAD denominated)	199,048	7,226
EOG Resources, Inc.	48,393	4,038
Enbridge, Inc. (CAD denominated)	98,420	3,940
Gazprom PJSC (ADR)	490,038	3,735
ConocoPhillips	58,458	3,560
TotalEnergies SE	65,989	2,986
Royal Dutch Shell PLC, Class B	100,799	1,951
Royal Dutch Shell PLC, Class B (ADR)	6,718	261
BP PLC	355,878	1,551
Equitrans Midstream Corp.	181,336	1,543
Schlumberger, Ltd.	30,694	983
Exxon Mobil Corp.	11,940	753
Petronet LNG, Ltd.	96,578	293
		52,158

Materials 4.76%
Vale SA, ordinary nominative shares (ADR)	455,362	10,387
Vale SA, ordinary nominative shares	214,692	4,888
Rio Tinto PLC	99,773	8,211
BHP Group PLC	225,415	6,642
LyondellBasell Industries NV	45,568	4,688
Fortescue Metals Group, Ltd.	141,754	2,481
Air Products and Chemicals, Inc.	8,081	2,325
Dow Inc.	34,546	2,186
Evonik Industries AG	49,826	1,671
Asahi Kasei Corp.	146,600	1,611
BASF SE	18,155	1,430
Linde PLC	4,289	1,240
Celanese Corp.	5,378	815
Nexa Resources SA	43,598	382
WestRock Co.	6,230	331
Amcor PLC (CDI)	17,918	203
		49,491

Communication services 4.61%
Comcast Corp., Class A	217,877	12,423
SoftBank Corp.	690,000	9,028
BCE, Inc.	124,515	6,140
Verizon Communications, Inc.	70,618	3,957
Koninklijke KPN NV	1,032,627	3,225
HKT Trust and HKT, Ltd., units	1,927,240	2,626
TELUS Corp.	103,494	2,321
Indus Towers, Ltd.	450,711	1,447
Nippon Telegraph and Telephone Corp.	45,100	1,175
Vodafone Group PLC	659,561	1,107
WPP PLC	80,334	1,083
ITV PLC[2]	501,633	871
Omnicom Group, Inc.	8,748	700
ProSiebenSat.1 Media SE	33,506	666
HKBN, Ltd.	526,000	637
Zegona Communications PLC	128,515	264
Sanoma Oyj	10,670	177
		47,847

Industrials 3.89%
Raytheon Technologies Corp.	136,972	11,685
VINCI SA	27,538	2,938
Lockheed Martin Corp.	7,666	2,900
BOC Aviation, Ltd.	340,200	2,870

American Funds Insurance Series	93

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Singapore Technologies Engineering, Ltd.	961,100	$2,766
RELX PLC	93,520	2,483
Trinity Industries, Inc.	72,684	1,954
ABB, Ltd.	54,575	1,852
Waste Management, Inc.	11,665	1,634
Union Pacific Corp.	5,919	1,302
CCR SA, ordinary nominative shares	448,936	1,214
Cía. de Distribución Integral Logista Holdings, SA, non-registered shares	47,238	971
United Parcel Service, Inc., Class B	4,361	907
Cummins, Inc.	3,685	898
BAE Systems PLC	124,017	896
Caterpillar, Inc.	2,653	577
Deutsche Post AG	7,139	486
ALD SA	27,810	417
General Dynamics Corp.	2,115	398
Melrose Industries PLC	111,714	240
Honeywell International, Inc.	1,058	232
L3Harris Technologies, Inc.	1,056	228
Norfolk Southern Corp.	811	215
Atlas Corp.	11,760	168
Mitsubishi Corp.	4,400	120
Stanley Black & Decker, Inc.	429	88
		40,439

Consumer discretionary 2.55%
Home Depot, Inc.	13,586	4,332
McDonald’s Corp.	15,471	3,574
Industria de Diseño Textil, SA	65,535	2,309
Kering SA	2,610	2,281
Starbucks Corp.	19,872	2,222
Midea Group Co., Ltd., Class A	183,600	2,028
Cie. Financière Richemont SA, Class A	15,382	1,861
Hasbro, Inc.	17,588	1,662
Taylor Wimpey PLC	655,324	1,441
YUM! Brands, Inc.	8,899	1,024
LVMH Moët Hennessy-Louis Vuitton SE	1,167	915
Gree Electric Appliances, Inc. of Zhuhai, Class A	98,638	795
VF Corp.	9,432	774
Sands China, Ltd.[2]	148,400	625
SAIC Motor Corp., Ltd., Class A2	129,318	440
Inchcape PLC	12,146	129
Thule Group AB	2,169	96
		26,508

Total common stocks (cost: $605,347,000)		808,232

Preferred securities 0.20%
Information technology 0.20%
Samsung Electronics Co., Ltd., nonvoting preferred shares	30,801	2,016

Total preferred securities (cost: $1,193,000)		2,016

Rights & warrants 0.00%
Consumer discretionary 0.00%
Cie. Financière Richemont SA, Class A, warrants, expire 2023[2]	7,130	5

Total rights & warrants (cost: $0)		5

94	American Funds Insurance Series

Capital Income Builder (continued)

Convertible stocks 1.07%	Shares	Value (000)
Utilities 0.40%
NextEra Energy, Inc., convertible preferred units, 4.872% 2022	29,485	$1,656
American Electric Power Company, Inc., convertible preferred units, 6.125% 2023	15,148	776
American Electric Power Company, Inc., convertible preferred shares, 6.125% 2022	4,100	202
AES Corp., convertible preferred units, 6.875% 2024	8,659	931
Dominion Energy, Inc., Series A, convertible preferred shares, 7.25% 2022	5,900	573
		4,138

Information technology 0.31%
Broadcom, Inc., Series A, cumulative convertible preferred shares, 8.00% 2022	2,124	3,228

Health care 0.25%
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 2023[3]	1,745	2,575

Industrials 0.08%
Stanley Black & Decker, Inc., convertible preferred shares, 5.25% 2022[3]	7,000	845

Consumer discretionary 0.03%
Aptiv PLC, Series A, convertible preferred shares, 5.50% 2023	1,948	348

Total convertible stocks (cost: $8,553,000)		11,134

Investment funds 2.94%
Capital Group Central Corporate Bond Fund[4]	3,019,249	30,524

Total investment funds (cost: $30,464,000)		30,524

Convertible bonds & notes 0.05%	Principal amount (000)
Consumer discretionary 0.05%
Royal Caribbean Cruises, Ltd., convertible notes, 4.25% 2023[1]	$392	536

Total convertible bonds & notes (cost: $395,000)		536

Bonds, notes & other debt instruments 14.41%
U.S. Treasury bonds & notes 7.85%
U.S. Treasury 6.31%
U.S. Treasury 0.125% 2022	15,750	15,756
U.S. Treasury 0.125% 2022	5,850	5,852
U.S. Treasury 0.125% 2022	2,600	2,600
U.S. Treasury 0.125% 2022	1,625	1,624
U.S. Treasury 0.125% 2023	2,200	2,198
U.S. Treasury 0.125% 2023	2,000	1,997
U.S. Treasury 0.125% 2023	1,125	1,123
U.S. Treasury 0.125% 2023	1,025	1,024
U.S. Treasury 0.375% 2025	907	897
U.S. Treasury 0.75% 2026	7,803	7,764
U.S. Treasury 0.75% 2026	3,850	3,828
U.S. Treasury 0.75% 2026	1	1
U.S. Treasury 1.875% 2026	6,300	6,608
U.S. Treasury 2.00% 2026[5]	2,800	2,955
U.S. Treasury 0.50% 2027	2,900	2,813
U.S. Treasury 1.25% 2028	1,350	1,355

American Funds Insurance Series	95

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 1.625% 2031	$66		$67
U.S. Treasury 1.125% 2040[5]	2,400		2,070
U.S. Treasury 1.875% 2051[5]	5,328		5,074
			65,606

U.S. Treasury inflation-protected securities 1.54%
U.S. Treasury Inflation-Protected Security 0.125% 2023[6]	620		648
U.S. Treasury Inflation-Protected Security 0.375% 2023[6]	1,147		1,220
U.S. Treasury Inflation-Protected Security 0.625% 2023[6]	1,461		1,545
U.S. Treasury Inflation-Protected Security 0.125% 2024[6]	684		736
U.S. Treasury Inflation-Protected Security 0.125% 2024[6]	190		205
U.S. Treasury Inflation-Protected Security 0.50% 2024[6]	554		598
U.S. Treasury Inflation-Protected Security 0.625% 2024[6]	670		722
U.S. Treasury Inflation-Protected Security 0.125% 2025[6]	1,137		1,228
U.S. Treasury Inflation-Protected Security 0.125% 2026[6]	2,896		3,154
U.S. Treasury Inflation-Protected Security 0.125% 2030[6]	1,920		2,109
U.S. Treasury Inflation-Protected Security 0.125% 2031[6]	1,641		1,807
U.S. Treasury Inflation-Protected Security 0.125% 2051[5,6]	1,820		1,995
			15,967

Total U.S. Treasury bonds & notes			81,573

Mortgage-backed obligations 3.44%
Federal agency mortgage-backed obligations 2.77%
Fannie Mae Pool #695412 5.00% 2033[7]	—	[8]	—	[8]
Fannie Mae Pool #AD3566 5.00% 2035[7]	2		2
Fannie Mae Pool #AC0794 5.00% 2039[7]	8		10
Fannie Mae Pool #931768 5.00% 2039[7]	2		2
Fannie Mae Pool #AE0311 3.50% 2040[7]	13		14
Fannie Mae Pool #932606 5.00% 2040[7]	4		5
Fannie Mae Pool #AJ1873 4.00% 2041[7]	7		8
Fannie Mae Pool #AE1248 5.00% 2041[7]	11		13
Fannie Mae Pool #AE1274 5.00% 2041[7]	8		9
Fannie Mae Pool #AE1277 5.00% 2041[7]	5		6
Fannie Mae Pool #AE1283 5.00% 2041[7]	3		3
Fannie Mae Pool #AE1290 5.00% 2042[7]	6		6
Fannie Mae Pool #AT3954 3.50% 2043[7]	4		4
Fannie Mae Pool #AT0300 3.50% 2043[7]	2		3
Fannie Mae Pool #AY1829 3.50% 2044[7]	4		4
Fannie Mae Pool #AW8240 3.50% 2044[7]	1		1
Fannie Mae Pool #BJ5015 4.00% 2047[7]	58		63
Fannie Mae Pool #BH3122 4.00% 2047[7]	1		1
Fannie Mae Pool #BK6840 4.00% 2048[7]	38		41
Fannie Mae Pool #BK5232 4.00% 2048[7]	30		32
Fannie Mae Pool #BK9743 4.00% 2048[7]	11		12
Fannie Mae Pool #CA2804 4.50% 2048[7]	426		459
Fannie Mae Pool #BK9761 4.50% 2048[7]	8		9
Fannie Mae Pool #CA5540 3.00% 2050[7]	4,629		4,915
Fannie Mae Pool #BF0497 3.00% 2060[7]	435		462
Freddie Mac Pool #Q15874 4.00% 2043[7]	2		2
Freddie Mac Pool #G67711 4.00% 2048[7]	359		393
Freddie Mac Pool #Q56599 4.00% 2048[7]	46		50
Freddie Mac Pool #Q56175 4.00% 2048[7]	34		37
Freddie Mac Pool #Q55971 4.00% 2048[7]	32		35
Freddie Mac Pool #Q56576 4.00% 2048[7]	25		27
Freddie Mac Pool #Q55970 4.00% 2048[7]	13		14
Freddie Mac Pool #Q58411 4.50% 2048[7]	93		103
Freddie Mac Pool #Q58436 4.50% 2048[7]	41		45
Freddie Mac Pool #Q58378 4.50% 2048[7]	33		36
Freddie Mac Pool #Q57242 4.50% 2048[7]	28		30
Freddie Mac Pool #SD8158 3.50% 2051[7]	25		26

96	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD8164 3.50% 2051[7]	$1		$1
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[7]	337		353
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 2056[7,9]	336		352
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 2056[7,9]	162		170
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 2057[7,9]	130		140
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[7]	107		116
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[7]	30		32
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 2058[7]	1,286		1,403
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 2058[7]	910		959
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 2058[7]	616		648
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MA, 3.50% 2058[7]	29		30
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 2058[7]	13		14
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[7]	1,290		1,365
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-2, Class A1C, 2.75% 2029[7]	1,899		2,000
Government National Mortgage Assn. 2.00% 2051[7,10]	1,580		1,606
Government National Mortgage Assn. 2.50% 2051[7,10]	2,106		2,176
Government National Mortgage Assn. 3.50% 2051[7,10]	42		44
Government National Mortgage Assn. Pool #MA5764 4.50% 2049[7]	982		1,048
Government National Mortgage Assn. Pool #MA5877 4.50% 2049[7]	110		118
Government National Mortgage Assn. Pool #694836 5.661% 2059[7]	1		1
Government National Mortgage Assn. Pool #765152 4.14% 2061[7]	—	[8]	—	[8]
Government National Mortgage Assn. Pool #766525 4.70% 2062[7]	—	[8]	—	[8]
Government National Mortgage Assn. Pool #777452 3.63% 2063[7]	5		5
Government National Mortgage Assn. Pool #767639 3.89% 2063[7]	1		2
Government National Mortgage Assn. Pool #725893 5.20% 2064[7]	—	[8]	—	[8]
Government National Mortgage Assn. Pool #AA7554 6.64% 2064[7]	1		1
Uniform Mortgage-Backed Security 2.50% 2036[7,10]	1,608		1,675
Uniform Mortgage-Backed Security 3.00% 2051[7,10]	1,595		1,660
Uniform Mortgage-Backed Security 3.50% 2051[7,10]	1,750		1,843
Uniform Mortgage-Backed Security 4.00% 2051[7,10]	3,425		3,650
Uniform Mortgage-Backed Security 4.50% 2051[7,10]	402		433
			28,727

Collateralized mortgage-backed obligations (privately originated) 0.57%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 2048[1,7,9]	260		262
Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 2030[1,7,9]	163		164
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 2036[1,7,9]	164		164
Citigroup Mortgage Loan Trust, Inc., Series 2020-EXP1, Class A1A, 1.804% 2060[1,7,9]	43		43
Legacy Mortgage Asset Trust, Series 2019-GS5, Class A1, 3.20% 2059[1,7,9]	189		190
Legacy Mortgage Asset Trust, Series 2019-GS2, Class A1, 3.75% 2059[1,7,9]	159		160
Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.75% 2061[1,7,9]	99		99
Mello Warehouse Securitization Trust, Series 2019-2, Class A, (1-month USD-LIBOR + 0.75%) 0.842% 2052[1,7,9]	1,000		1,002
Mello Warehouse Securitization Trust, Series 2020-2, Class A, (1-month USD-LIBOR + 0.80%) 0.892% 2053[1,7,9]	175		175
Mello Warehouse Securitization Trust, Series 2020-1, Class A, (1-month USD-LIBOR + 0.90%) 0.992% 2053[1,7,9]	279		279

American Funds Insurance Series	97

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
MRA Issuance Trust, Series 2021-8, Class A1X, (1-month USD-LIBOR + 1.15%) 1.26% 2021[1,7,9]	$406	$406
MRA Issuance Trust, Series 2020-10, Class A, (1-month USD-LIBOR + 1.70%) 1.786% 2022[1,7,9]	1,586	1,587
Nationstar HECM Loan Trust, Series 2019-2A, Class A, 2.272% 2029[1,7,9]	68	68
Nationstar HECM Loan Trust, Series 2019-1A, Class A, 2.651% 2029[1,7,9]	45	45
NewRez Warehouse Securitization Trust, Series 2021-1, Class A, (1-month USD-LIBOR + 0.75%) 0.842% 2055[1,7,9]	281	282
Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 2056[1,7,9]	82	84
Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75% 2057[1,7,9]	76	78
Towd Point Mortgage Trust, Series 2017-3, Class A1, 2.75% 2057[1,7,9]	52	53
Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25% 2058[1,7,9]	89	92
Towd Point Mortgage Trust, Series 2018-5, Class A1A, 3.25% 2058[1,7,9]	49	50
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 2060[1,7]	683	691
		5,974

Commercial mortgage-backed securities 0.10%
BX Trust, Series 2021-SOAR, Class A, (1-month USD-LIBOR + 0.67%) 0.77% 2038[1,7,9]	174	174
BX Trust, Series 2021-SOAR, Class D, (1-month USD-LIBOR + 1.40%) 1.50% 2038[1,7,9]	100	100
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD-LIBOR + 1.08%) 1.155% 2038[1,7,9]	100	100
GS Mortgage Securities Trust, Series 2018-HULA, Class A, 0.993% 2025[1,7,9]	235	236
Hawaii Hotel Trust, Series 2019-MAUI, Class A, (1-month USD-LIBOR + 1.15%) 1.223% 2038[1,7,9]	300	302
Multi Family Connecticut Avenue Securities, Series 2019-1, Class M10, (1-month USD-LIBOR + 3.25%) 3.342% 2049[1,7,9]	150	153
		1,065

Total mortgage-backed obligations		35,766

Corporate bonds, notes & loans 2.45%
Energy 0.53%
Apache Corp. 4.25% 2030	385	407
BP Capital Markets America, Inc. 3.633% 2030	360	404
Cenovus Energy, Inc. 5.40% 2047	75	93
Cheniere Energy, Inc. 3.70% 2029	252	275
Enbridge Energy Partners LP 7.375% 2045	37	58
Energy Transfer Operating LP 5.00% 2050	341	395
Energy Transfer Partners LP 5.30% 2047	60	70
Energy Transfer Partners LP 6.00% 2048	76	96
Energy Transfer Partners LP 6.25% 2049	150	197
EQT Corp. 5.00% 2029	35	39
EQT Corp. 3.625% 2031[1]	20	21
Equinor ASA 2.375% 2030	365	377
Exxon Mobil Corp. 2.995% 2039	200	206
MPLX LP 5.50% 2049	625	811
New Fortress Energy, Inc. 6.50% 2026[1]	80	82
NGL Energy Operating LLC 7.50% 2026[1]	80	84
ONEOK, Inc. 3.10% 2030	42	44
ONEOK, Inc. 4.95% 2047	51	60
ONEOK, Inc. 7.15% 2051	97	143
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	150	145
Petrobras Global Finance Co. 5.60% 2031	150	168
Petróleos Mexicanos 7.69% 2050	75	72
Sabine Pass Liquefaction, LLC 4.50% 2030	215	248
Shell International Finance BV 2.00% 2024	420	437
TransCanada PipeLines, Ltd. 5.10% 2049	425	559
		5,491

98	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary 0.42%
Bayerische Motoren Werke AG 4.15% 2030[1]	$290	$338
Carnival Corp. 11.50% 2023[1]	425	479
General Motors Company 5.95% 2049	90	123
Marriott International, Inc. 2.85% 2031	50	51
Royal Caribbean Cruises, Ltd. 10.875% 2023[1]	600	684
Royal Caribbean Cruises, Ltd. 11.50% 2025[1]	1,145	1,321
Toyota Motor Credit Corp. 2.15% 2022	505	517
Toyota Motor Credit Corp. 2.60% 2022	856	867
		4,380

Communication services 0.40%
AT&T, Inc. 3.50% 2041	75	78
CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2031[1]	360	367
CenturyLink, Inc. 7.50% 2024	300	337
SBA Tower Trust 1.631% 2026[1]	253	254
Sprint Corp. 11.50% 2021	1,425	1,480
Sprint Corp. 6.875% 2028	325	417
T-Mobile US, Inc. 3.875% 2030	625	701
T-Mobile US, Inc. 3.50% 2031	275	285
Verizon Communications, Inc. 1.45% 2026	125	126
Walt Disney Company 4.625% 2040	120	153
		4,198

Health care 0.37%
AbbVie, Inc. 4.25% 2049	92	111
AstraZeneca Finance LLC 1.75% 2028	65	65
AstraZeneca Finance LLC 2.25% 2031	9	9
AstraZeneca PLC 3.375% 2025	200	219
AstraZeneca PLC 3.00% 2051	11	11
Centene Corp. 4.625% 2029	530	584
Centene Corp. 3.375% 2030	179	187
Johnson & Johnson 1.30% 2030	100	97
Merck & Co., Inc. 3.40% 2029	110	123
Pfizer, Inc. 2.70% 2050	425	424
Tenet Healthcare Corp. 7.50% 2025[1]	325	352
Teva Pharmaceutical Finance Co. BV 6.00% 2024	700	744
Teva Pharmaceutical Finance Co. BV 3.15% 2026	650	619
Teva Pharmaceutical Finance Co. BV 4.10% 2046	300	263
		3,808

Utilities 0.22%
AEP Transmission Co. LLC 3.80% 2049	45	52
American Electric Power Company, Inc. 3.65% 2021	300	304
Edison International 4.125% 2028	132	140
Emera, Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[11]	120	141
FirstEnergy Corp. 2.25% 2030	107	103
FirstEnergy Corp. 2.65% 2030	493	492
Pacific Gas and Electric Co. 2.95% 2026	97	99
Pacific Gas and Electric Co. 3.75% 2028	105	110
Pacific Gas and Electric Co. 4.65% 2028	284	313
Pacific Gas and Electric Co. 2.50% 2031	375	352
Southern California Edison Co., Series C, 3.60% 2045	206	206
		2,312

American Funds Insurance Series	99

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Information technology 0.14%
Broadcom, Inc. 5.00% 2030	$420	$496
Broadcom, Inc. 3.75% 2051[1]	91	95
Lenovo Group, Ltd. 5.875% 2025	400	453
Oracle Corp. 2.875% 2031	140	146
Oracle Corp. 3.60% 2050	150	154
ServiceNow, Inc. 1.40% 2030	130	122
		1,466

Industrials 0.14%
Boeing Company 2.70% 2022	300	306
Boeing Company 2.75% 2026	91	95
Boeing Company 5.15% 2030	284	337
Boeing Company 5.805% 2050	95	128
CSX Corp. 4.75% 2048	50	65
General Electric Co. 3.625% 2030	215	240
Masco Corp. 3.125% 2051	10	10
Norfolk Southern Corp. 3.00% 2022	224	227
		1,408

Consumer staples 0.10%
7-Eleven, Inc. 0.80% 2024[1]	50	50
7-Eleven, Inc. 0.95% 2026[1]	60	59
7-Eleven, Inc. 1.30% 2028[1]	45	43
7-Eleven, Inc. 1.80% 2031[1]	325	311
Altria Group, Inc. 3.70% 2051	25	24
British American Tobacco PLC 4.54% 2047	73	78
British American Tobacco PLC 4.758% 2049	130	141
Constellation Brands, Inc. 3.15% 2029	190	204
Kraft Heinz Company 3.00% 2026	93	99
		1,009

Financials 0.07%
Bank of America Corp. 1.922% 2031 (USD-SOFR + 1.37% on 10/24/2030)[11]	231	225
JPMorgan Chase & Co. 1.953% 2032 (USD-SOFR + 1.065% on 2/4/2031)[11]	227	221
Navient Corp. 5.00% 2027	150	156
New York Life Global Funding 3.00% 2028[1]	150	163
		765

Materials 0.04%
Dow Chemical Co. 3.60% 2050	75	81
International Flavors & Fragrances, Inc. 1.832% 2027[1]	100	100
LYB International Finance III, LLC 4.20% 2050	75	87
LYB International Finance III, LLC 3.625% 2051	102	108
		376

Real estate 0.02%
Equinix, Inc. 1.55% 2028	25	24
Equinix, Inc. 3.20% 2029	144	155
Equinix, Inc. 2.50% 2031	47	48
		227

Total corporate bonds, notes & loans		25,440

Asset-backed obligations 0.56%
Aesop Funding LLC, Series 2020-2, Class A, 2.02% 2027[1,7]	197	203
Aesop Funding LLC, Series 2020-2A, Class B, 2.96% 2027[1,7]	100	106
CF Hippolyta LLC, Series 2020-1, Class A1, 1.69% 2060[1,7]	372	379
CF Hippolyta LLC, Series 2020-1, Class A2, 1.99% 2060[1,7]	95	96
CF Hippolyta LLC, Series 2020-1, Class B1, 2.28% 2060[1,7]	95	97
CF Hippolyta LLC, Series 2020-1, Class B2, 2.60% 2060[1,7]	95	97

100	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
CF Hippolyta LLC, Series 2021-1, Class A1, 1.53% 2061[1,7]	$335	$338
Drivetime Auto Owner Trust, Series 2020-1, Class A, 1.94% 2023[1,7]	85	85
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 2037[1,7]	175	174
Freedom Financial, Series 2021-2, Class A, 0.68% 2028[1,7]	106	106
GCI Funding I LLC, Series 2020-1, Class A, 2.82% 2045[1,7]	642	654
GCI Funding I LLC, Series 2021-1, Class A, 2.38% 2046[1,7]	100	101
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 2039[1,7]	163	171
Hertz Vehicle Financing LLC, Series 2021-1A, Class A, 1.21% 2025[1,7]	247	248
Hertz Vehicle Financing LLC, Series 2021-1A, Class B, 1.56% 2025[1,7]	100	100
Hertz Vehicle Financing LLC, Series 2021-2A, Class A, 1.68% 2027[1,7]	268	269
Hertz Vehicle Financing LLC, Series 2021-2A, Class B, 2.12% 2027[1,7]	100	101
Hertz Vehicle Financing LLC, Series 2021-2A, Class C, 2.52% 2027[1,7]	100	101
Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 2069[1,7]	85	84
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 2069[1,7]	221	222
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 2062[1,7]	324	324
Nelnet Student Loan Trust, Series 2021-BA, Class AFX, 1.42% 2062[1,7]	631	633
Ondeck Asset Securitization Trust LLC, Series 2021-1A, Class A, 1.59% 2027[1,7]	100	101
Oportun Funding LLC, Series 2021-B, Class A, 1.47% 2031[1,7]	100	100
OSW Structured Asset Trust, Series 2020-RPL1, Class A1, 3.072% 2059[1,7,9]	211	213
SMB Private Education Loan Trust, Series 2021-A, Class APT2, 1.07% 2053[1,7]	112	110
Toyota Auto Loan Extended Note Trust, Series 2021-1, Class A, 1.07% 2034[1,7,9]	335	336
Westlake Automobile Receivables Trust, Series 2019-3A, Class A2, 2.15% 2023[1,7]	229	230
		5,779

Bonds & notes of governments & government agencies outside the U.S. 0.08%
Peru (Republic of) 2.783% 2031	190	194
Portuguese Republic 5.125% 2024	18	21
Qatar (State of) 4.50% 2028	200	236
Saudi Arabia (Kingdom of) 3.625% 2028	200	221
United Mexican States 3.25% 2030	200	207
		879

Municipals 0.03%
Illinois 0.03%
G.O. Bonds, Pension Funding, Series 2003, 5.10% 2033	225	265

Total bonds, notes & other debt instruments (cost: $146,606,000)		149,702

Short-term securities 4.73%	Shares
Money market investments 4.67%
Capital Group Central Cash Fund 0.04%[4,12]	485,540	48,554

Money market investments purchased with collateral from securities on loan 0.06%
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[12,13]	323,395	323
Capital Group Central Cash Fund 0.04%[4,12,13]	2,615	261
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[12,13]	1,717	2
		586

Total short-term securities (cost: $49,145,000)		49,140

Total investment securities 101.22% (cost: $841,703,000)		1,051,289
Other assets less liabilities (1.22)%		(12,692)

Net assets 100.00%		$1,038,597

American Funds Insurance Series	101

Capital Income Builder (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [14]	Value at 6/30/2021 (000) [15]	Unrealized appreciation (depreciation) at 6/30/2021 (000)
90 Day Euro Dollar Futures	Long	19	December 2022	$4,750	$4,725	$1
2 Year U.S. Treasury Note Futures	Short	1	October 2021	(200)	(220)	— [8]
5 Year U.S. Treasury Note Futures	Long	78	October 2021	7,800	9,628	(18)
10 Year U.S. Treasury Note Futures	Long	33	September 2021	3,300	4,372	13
10 Year Ultra U.S. Treasury Note Futures	Short	34	September 2021	(3,400)	(5,005)	(30)
20 Year U.S. Treasury Bond Futures	Long	4	September 2021	400	643	2
30 Year Ultra U.S. Treasury Bond Futures	Long	67	September 2021	6,700	12,910	506

						$474

Forward currency contracts

Contract amount				Unrealized depreciation at 6/30/2021 (000)
Purchases (000)	Sales (000)	Counterparty	Settlement date
MXN2,000	USD101	HSBC Bank	7/16/2021	$ (1)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2021 (000)	Upfront premium paid (000)	Unrealized appreciation at 6/30/2021 (000)
3-month USD-LIBOR	0.337%	5/18/2025	$18,500	$297	$—	$297
3-month USD-LIBOR	0.5935%	5/18/2030	7,200	465	—	465
3-month USD-LIBOR	0.807%	5/18/2050	1,800	405	—	405

					$—	$1,167

Credit default swaps

Centrally cleared credit default swaps on credit indices — sell protection

Receive/ Payment frequency	Pay	Expiration date	Notional (000)	Value at 6/30/2021 (000)	Upfront premium paid (000)	Unrealized appreciation at 6/30/2021 (000)
5.00%/Quarterly	CDX.NA.HY.36	6/20/2026	$2,975	$304	$265	$39

102	American Funds Insurance Series

Capital Income Builder (continued)

Investments in affiliates4

	Value of affiliates at 1/1/2021 (000)	Additions (000)		Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 6/30/2021 (000)	Dividend income (000)
Investment funds 2.94%
Capital Group Central Corporate Bond Fund	$—	$30,464		$—	$—	$60	$30,524	$5
Short-term securities 4.70%
Money market investments 4.67%
Capital Group Central Cash Fund 0.04%[12]	56,762	148,067		156,269	(1)	(5)	48,554	24
Money market investments purchased with collateral from securities on loan 0.03%
Capital Group Central Cash Fund 0.04%[12,13]	—	261	[16]				261	—	[17]

Total short-term securities							48,815

Total 7.64%					$(1)	$55	$79,339	$29

[1]

Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $21,816,000, which represented 2.10% of the net assets of the fund.

[2]	Security did not produce income during the last 12 months.

[3]

All or a portion of this security was on loan. The total value of all such securities was $638,000, which represented ..06% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[4]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $1,642,000, which represented .16% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.

[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]	Amount less than one thousand.

[9]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[10]	Purchased on a TBA basis.
[11]	Step bond; coupon rate may change at a later date.
[12]	Rate represents the seven-day yield at 6/30/2021.

[13]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[14]	Notional amount is calculated based on the number of contracts and notional contract size.
[15]	Value is calculated based on the notional amount and current market price.
[16]	Represents net activity. Refer to Note 5 for more information on securities lending.

[17]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations and symbol

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

G.O. = General Obligation

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

SOFR = Secured Overnight Financing Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	103

Asset Allocation Fund
Investment portfolio June 30, 2021	unaudited

Common stocks 69.73%	Shares	Value (000)
Information technology 15.66%
Microsoft Corp.	4,691,061	$1,270,808
Broadcom, Inc.	1,545,598	737,003
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	5,461,700	656,278
ASML Holding NV (New York registered) (ADR)	770,900	532,568
MKS Instruments, Inc.	1,700,000	302,515
VeriSign, Inc.[1]	1,100,000	250,459
Flex, Ltd.[1]	13,000,000	232,310
Dell Technologies, Inc., Class C1	2,000,000	199,340
Mastercard, Inc., Class A	538,000	196,418
Visa, Inc., Class A	620,200	145,015
PayPal Holdings, Inc.[1]	386,300	112,599
DocuSign, Inc.[1]	242,000	67,656
RingCentral, Inc., Class A1	221,100	64,247
Shopify, Inc., Class A, subordinate voting shares[1]	41,500	60,631
Intel Corp.	1,075,000	60,350
Concentrix Corp.[1]	367,827	59,147
NVIDIA Corp.	68,566	54,860
Okta, Inc., Class A1	174,680	42,741
Apple, Inc.	150,000	20,544
		5,065,489

Financials 11.77%
Chubb, Ltd.	2,200,000	349,668
First Republic Bank	1,580,000	295,729
Capital One Financial Corp.	1,750,000	270,707
Synchrony Financial	4,750,000	230,470
The Blackstone Group, Inc.	2,295,950	223,029
Bank of America Corp.	5,250,000	216,457
CME Group, Inc., Class A	977,200	207,831
JPMorgan Chase & Co.	1,335,000	207,646
Apollo Global Management, Inc., Class A	2,769,732	172,277
Sberbank of Russia PJSC (ADR)	9,788,000	162,530
Nasdaq, Inc.	844,100	148,393
Toronto-Dominion Bank (CAD denominated)	1,996,383	139,905
Arch Capital Group, Ltd.[1]	3,234,000	125,932
Intercontinental Exchange, Inc.	1,055,000	125,228
MSCI, Inc.	225,200	120,050
KKR & Co., Inc.	1,968,000	116,584
Western Alliance Bancorporation	1,182,849	109,827
Citigroup, Inc.	1,500,000	106,125
PNC Financial Services Group, Inc.	500,000	95,380
Ares Management Corp., Class A	1,015,403	64,569
Brookfield Asset Management, Inc., Class A	1,260,000	64,235
RenaissanceRe Holdings, Ltd.	357,000	53,129
BlackRock, Inc.	56,000	48,998
S&P Global, Inc.	102,000	41,866
Bright Health Group, Inc.[1,2]	1,974,816	33,888
SLM Corp.	1,579,600	33,077
Berkshire Hathaway, Inc., Class A1	61	25,535
Progressive Corp.	105,000	10,312
The Bank of N.T. Butterfield & Son, Ltd.	156,723	5,556
Jonah Energy Parent LLC[1,3,4]	32,117	482
		3,805,415

Health care 8.81%
Johnson & Johnson	3,150,000	518,931
UnitedHealth Group, Inc.	1,235,800	494,864
Humana Inc.	865,000	382,953
Cigna Corp.	1,100,000	260,777
Abbott Laboratories	2,000,000	231,860
CVS Health Corp.	1,478,000	123,324
Vertex Pharmaceuticals, Inc.[1]	567,500	114,425

104	American Funds Insurance Series

Asset Allocation Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Gilead Sciences, Inc.	1,600,000	$110,176
Regeneron Pharmaceuticals, Inc.[1]	150,000	83,781
Daiichi Sankyo Company, Ltd.	3,873,900	83,497
Eli Lilly and Company	335,969	77,112
Cortexyme, Inc.[1,2]	1,218,038	64,556
IDEXX Laboratories, Inc.[1]	94,102	59,430
Thermo Fisher Scientific, Inc.	116,000	58,519
AbCellera Biologics, Inc.[1]	1,720,641	37,854
AbCellera Biologics, Inc.[1,2]	625,100	13,752
Centene Corp.[1]	562,770	41,043
Allakos, Inc.[1]	293,700	25,073
Ultragenyx Pharmaceutical, Inc.[1]	217,400	20,729
Rotech Healthcare, Inc.[1,3,4,5]	184,138	19,795
Viatris, Inc.	1,121,937	16,032
NuCana PLC (ADR)[1,6]	2,977,153	8,247
Pfizer, Inc.	102,973	4,032
		2,850,762

Consumer discretionary 8.23%
Amazon.com, Inc.[1]	129,174	444,379
Home Depot, Inc.	1,246,000	397,337
Aramark	8,500,000	316,625
General Motors Company[1]	3,750,000	221,887
LVMH Moët Hennessy-Louis Vuitton SE	256,896	201,442
Kontoor Brands, Inc.[6]	3,000,000	169,230
Hilton Worldwide Holdings, Inc.[1]	1,256,949	151,613
NVR, Inc.[1]	25,000	124,333
Darden Restaurants, Inc.	769,109	112,282
Dollar General Corp.	487,187	105,422
Royal Caribbean Cruises, Ltd.[1]	1,014,324	86,502
Caesars Entertainment, Inc.[1]	828,892	85,998
VF Corp.	750,000	61,530
Booking Holdings, Inc.[1]	25,500	55,796
Chipotle Mexican Grill, Inc.[1]	27,500	42,634
Restaurant Brands International, Inc.	595,000	38,342
Xpeng, Inc., Class A (ADR)[1]	703,800	31,263
Dr. Martens PLC[1]	2,375,000	14,620
		2,661,235

Communication services 6.15%
Charter Communications, Inc., Class A1	785,000	566,338
Alphabet, Inc., Class C1	157,000	393,492
Facebook, Inc., Class A1	1,129,100	392,599
Comcast Corp., Class A	6,262,910	357,111
Netflix, Inc.[1]	226,700	119,745
Tencent Holdings, Ltd.	965,000	72,584
New York Times Co., Class A	1,450,000	63,148
Activision Blizzard, Inc.	265,000	25,292
		1,990,309

Consumer staples 6.02%
Philip Morris International, Inc.	9,880,421	979,249
Nestlé SA	2,500,000	311,321
Altria Group, Inc.	4,422,060	210,844
British American Tobacco PLC (ADR)	3,919,700	154,084
British American Tobacco PLC	1,060,000	41,056
Archer Daniels Midland Company	2,000,000	121,200
Mondelez International, Inc.	1,200,000	74,928
Avenue Supermarts, Ltd.[1]	970,539	43,664
Costco Wholesale Corp.	26,000	10,287
		1,946,633

American Funds Insurance Series	105

Asset Allocation Fund (continued)

Common stocks (continued)	Shares	Value (000)
Materials 4.59%
LyondellBasell Industries NV	3,417,103	$351,517
Dow Inc.	4,800,000	303,744
Vale SA, ordinary nominative shares	9,325,400	212,333
Franco-Nevada Corp.	889,870	129,137
Rio Tinto PLC	1,250,000	102,866
Royal Gold, Inc.	845,000	96,414
Nucor Corp.	1,000,000	95,930
First Quantum Minerals, Ltd.	2,775,000	63,957
Allegheny Technologies, Inc.[1]	2,589,437	53,990
Newmont Corp.	700,000	44,366
Wheaton Precious Metals Corp.	480,000	21,154
Sherwin-Williams Company	37,000	10,081
		1,485,489

Industrials 3.49%
Northrop Grumman Corp.	768,400	279,260
CSX Corp.	6,705,369	215,108
Lockheed Martin Corp.	486,000	183,878
L3Harris Technologies, Inc.	803,000	173,568
TuSimple Holdings, Inc., Class A1,2	1,500,000	106,860
Boeing Company[1]	183,000	43,840
Waste Management, Inc.	249,000	34,887
Honeywell International, Inc.	152,000	33,341
Cintas Corp.	41,000	15,662
New AMI I, LLC[1,3,4]	1,588,250	13,818
Chart Industries, Inc.[1]	68,000	9,950
Copart, Inc.[1]	75,000	9,887
Axon Enterprise, Inc.[1]	50,600	8,946
		1,129,005

Energy 2.45%
Chevron Corp.	2,000,000	209,480
Canadian Natural Resources, Ltd. (CAD denominated)	4,315,000	156,643
Pioneer Natural Resources Company	927,000	150,656
EOG Resources, Inc.	1,352,400	112,844
Suncor Energy, Inc.	4,000,000	95,805
ConocoPhillips	362,500	22,076
Chesapeake Energy Corp.	330,437	17,157
Chesapeake Energy Corp.[3,7]	1,970	98
Scorpio Tankers, Inc.	345,000	7,607
Euronav NV	750,000	6,990
Oasis Petroleum, Inc.	48,721	4,899
Extraction Oil & Gas, Inc.[1]	42,743	2,347
Extraction Oil & Gas, Inc.[1,3,5,7]	22,469	1,184
Weatherford International[1]	144,755	2,635
Diamond Offshore Drilling, Inc.[1]	247,104	1,569
Diamond Offshore Drilling, Inc.[1,3,4,7]	86,354	461
McDermott International, Ltd.[1]	40,219	20
		792,471

Real estate 1.87%
VICI Properties, Inc. REIT	5,165,000	160,218
Crown Castle International Corp. REIT	526,000	102,623
MGM Growth Properties LLC REIT, Class A	2,660,000	97,409
American Tower Corp. REIT	328,100	88,633
Alexandria Real Estate Equities, Inc. REIT	399,000	72,594
PotlatchDeltic Corp. REIT	1,000,000	53,150
STORE Capital Corp. REIT	534,137	18,433
Equinix, Inc. REIT	13,000	10,434
		603,494

106	American Funds Insurance Series

Asset Allocation Fund (continued)

Common stocks (continued)	Shares	Value (000)
Utilities 0.69%
Enel SpA	24,000,000	$222,883

Total common stocks (cost: $12,611,364,000)		22,553,185

Preferred securities 0.00%
Industrials 0.00%
ACR III LSC Holdings LLC, Series B, preferred shares[1,3,4,7]	450	317

Total preferred securities (cost: $466,000)		317

Rights & warrants 0.00%
Energy 0.00%
Chesapeake Energy Corp., Class B, warrants, expire 2026[1]	16,601	395
Sable Permian Resources, LLC, Class A, warrants, expire 2024[1,3,4]	4,392	—	[8]

Total rights & warrants (cost: $723,000)		395

Convertible stocks 0.49%
Information technology 0.28%
Broadcom, Inc., Series A, cumulative convertible preferred shares, 8.00% 2022	60,000	91,192

Financials 0.15%
2020 Cash Mandatory Exchangeable Trust, convertible preferred shares, 0% 2023[7]	37,778	47,698

Health care 0.06%
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 2023[2]	13,300	19,621

Total convertible stocks (cost: $109,241,000)		158,511

Investment funds 5.20%
Capital Group Central Corporate Bond Fund[6]	166,290,561	1,681,198

Total investment funds (cost: $1,677,900,000)		1,681,198

Bonds, notes & other debt instruments 21.02%	Principal amount (000)
U.S. Treasury bonds & notes 7.15%
U.S. Treasury 5.54%
U.S. Treasury 1.50% 2021	$3,777	3,786
U.S. Treasury 1.625% 2021	98	99
U.S. Treasury 1.75% 2021	425	428
U.S. Treasury 2.75% 2021	19,232	19,339
U.S. Treasury 0.125% 2022	83,545	83,573
U.S. Treasury 0.125% 2022	10,000	10,003
U.S. Treasury 1.375% 2022	5,000	5,039
U.S. Treasury 1.375% 2022	280	285
U.S. Treasury 1.50% 2022	9,407	9,564
U.S. Treasury 1.625% 2022	94	96
U.S. Treasury 1.875% 2022	80,000	80,963
U.S. Treasury 2.125% 2022	37,000	38,083
U.S. Treasury 0.125% 2023	44,825	44,776
U.S. Treasury 0.25% 2023	30,000	30,007
U.S. Treasury 2.25% 2023	5,000	5,236
U.S. Treasury 2.375% 2023	5,000	5,173
U.S. Treasury 2.75% 2023	15,000	15,693
U.S. Treasury 0.25% 2024	15,000	14,940
U.S. Treasury 1.50% 2024	22,500	23,218

American Funds Insurance Series	107

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 1.50% 2024	$907	$936
U.S. Treasury 2.125% 2024	5,000	5,235
U.S. Treasury 2.25% 2024	5,000	5,242
U.S. Treasury 2.375% 2024	70,000	74,114
U.S. Treasury 2.50% 2024	225,000	237,378
U.S. Treasury 2.50% 2024	700	742
U.S. Treasury 0.25% 2025	43,812	43,080
U.S. Treasury 2.50% 2025	3,500	3,738
U.S. Treasury 2.75% 2025	3,229	3,493
U.S. Treasury 3.00% 2025	10,000	10,957
U.S. Treasury 0.375% 2026	75,000	73,506
U.S. Treasury 0.50% 2026	109,869	108,216
U.S. Treasury 0.75% 2026	155,473	154,692
U.S. Treasury 1.50% 2026	500	515
U.S. Treasury 1.625% 2026	60,000	62,137
U.S. Treasury 1.625% 2026	27,000	27,963
U.S. Treasury 1.625% 2026	7,000	7,257
U.S. Treasury 1.625% 2026	1,500	1,555
U.S. Treasury 0.50% 2027	36,300	35,114
U.S. Treasury 0.50% 2027	20,000	19,362
U.S. Treasury 0.625% 2027	7,109	6,873
U.S. Treasury 1.125% 2027	762	768
U.S. Treasury 2.25% 2027	78,250	83,638
U.S. Treasury 2.375% 2027	880	947
U.S. Treasury 2.875% 2028	5,217	5,796
U.S. Treasury 0.625% 2030	20,225	18,902
U.S. Treasury 0.875% 2030	6,640	6,314
U.S. Treasury 1.50% 2030	36,651	37,011
U.S. Treasury 1.625% 2031	43,766	44,447
U.S. Treasury 1.125% 2040	62,775	54,148
U.S. Treasury 1.375% 2040	52,695	47,285
U.S. Treasury 2.50% 2046	3,755	4,062
U.S. Treasury 3.00% 2047	9,355	11,103
U.S. Treasury 3.00% 2048	336	400
U.S. Treasury 2.25% 2049	15,000	15,510
U.S. Treasury 2.375% 2049[9]	75,000	79,708
U.S. Treasury 1.375% 2050[9]	12,500	10,514
U.S. Treasury 2.00% 2050	13,825	13,555
U.S. Treasury 1.875% 2051[9]	90,207	85,914
		1,792,428

U.S. Treasury inflation-protected securities 1.61%
U.S. Treasury Inflation-Protected Security 0.125% 2024[10]	88,451	95,404
U.S. Treasury Inflation-Protected Security 0.625% 2024[10]	89,695	96,628
U.S. Treasury Inflation-Protected Security 0.125% 2025[10]	24,052	26,195
U.S. Treasury Inflation-Protected Security 0.125% 2025[10]	23,773	25,678
U.S. Treasury Inflation-Protected Security 0.125% 2026[10]	23,975	26,106
U.S. Treasury Inflation-Protected Security 0.75% 2028[10]	18,613	21,362
U.S. Treasury Inflation-Protected Security 0.875% 2029[10]	20,983	24,287
U.S. Treasury Inflation-Protected Security 0.125% 2030[10]	24,083	26,456
U.S. Treasury Inflation-Protected Security 0.125% 2031[10]	24,255	26,707
U.S. Treasury Inflation-Protected Security 1.00% 2049[10]	105,122	140,951
U.S. Treasury Inflation-Protected Security 0.25% 2050[10]	4,332	4,890
U.S. Treasury Inflation-Protected Security 0.125% 2051[10]	6,153	6,745
		521,409

Total U.S. Treasury bonds & notes		2,313,837

108	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans 7.00%
Financials 1.15%
ACE INA Holdings, Inc. 2.875% 2022	$3,880	$3,996
ACE INA Holdings, Inc. 3.35% 2026	880	967
ACE INA Holdings, Inc. 4.35% 2045	400	506
Advisor Group Holdings, LLC 6.25% 2028[7]	3,130	3,309
AG Merger Sub II, Inc. 10.75% 2027[7]	2,920	3,252
Ally Financial, Inc. 8.00% 2031	3,000	4,225
American International Group, Inc. 2.50% 2025	15,800	16,686
American International Group, Inc. 4.20% 2028	565	651
Bangkok Bank PCL 3.733% 2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[11]	2,428	2,524
Bank of America Corp. 3.55% 2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)[11]	6,000	6,305
Bank of America Corp. 1.197% 2026 (USD-SOFR + 1.01% on 10/24/2025)[11]	2,500	2,479
Bank of America Corp. 3.419% 2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[11]	2,345	2,556
Bank of America Corp. 1.898% 2031 (USD-SOFR + 1.53% on 7/23/2030)[11]	16,000	15,569
Bank of America Corp. 1.922% 2031 (USD-SOFR + 1.37% on 10/24/2030)[11]	3,700	3,610
Bank of Nova Scotia 1.625% 2023	5,000	5,112
BB&T Corp. 2.625% 2022	2,500	2,528
Berkshire Hathaway Finance Corp. 4.20% 2048	6,570	8,132
Berkshire Hathaway Finance Corp. 4.25% 2049	550	685
Berkshire Hathaway, Inc. 2.75% 2023	1,615	1,676
Berkshire Hathaway, Inc. 3.125% 2026	500	547
BNP Paribas 3.375% 2025[7]	3,225	3,462
Citigroup, Inc. 2.976% 2030 (USD-SOFR + 1.422% on 11/5/2029)[11]	3,254	3,451
CME Group, Inc. 3.75% 2028	3,425	3,908
Commonwealth Bank of Australia 3.35% 2024	1,225	1,322
Commonwealth Bank of Australia 3.35% 2024[7]	1,000	1,079
Commonwealth Bank of Australia 2.688% 2031[7]	7,575	7,581
Compass Diversified Holdings 5.25% 2029[7]	640	666
Crédit Agricole SA 4.375% 2025[7]	850	936
Credit Suisse Group AG 3.80% 2023	1,625	1,723
Credit Suisse Group AG 3.869% 2029 (3-month USD-LIBOR + 1.41% on 1/12/2028)[7,11]	800	882
Danske Bank AS 2.70% 2022[7]	1,000	1,016
FS Energy and Power Fund 7.50% 2023[7]	2,995	3,102
Goldman Sachs Group, Inc. 1.093% 2026 (USD-SOFR + 0.789% on 12/9/2025)[11]	3,425	3,373
Goldman Sachs Group, Inc. 3.814% 2029 (3-month USD-LIBOR + 1.158% on 4/23/2028)[11]	390	437
Goldman Sachs Group, Inc. 2.615% 2032 (USD-SOFR + 1.281% on 4/22/2031)[11]	4,036	4,126
Goldman Sachs Group, Inc. 3.21% 2042 (USD-SOFR + 1.513% on 4/22/2041)[11]	2,000	2,095
Groupe BPCE SA 2.75% 2023[7]	600	622
Groupe BPCE SA 5.70% 2023[7]	2,250	2,492
Groupe BPCE SA 5.15% 2024[7]	3,710	4,135
Groupe BPCE SA 1.00% 2026[7]	6,100	6,020
Groupe BPCE SA 2.277% 2032 (USD-SOFR + 1.312% on 1/20/2031)[7,11]	2,250	2,210
HSBC Holdings PLC 3.262% 2023 (3-month USD-LIBOR + 1.055% on 3/13/2022)[11]	1,500	1,530
HSBC Holdings PLC 4.25% 2024	3,000	3,251
HSBC Holdings PLC 2.633% 2025 (3-month USD-LIBOR + 1.14% on 11/7/2024)[11]	625	656
HSBC Holdings PLC 2.099% 2026 (USD-SOFR + 1.929% on 6/4/2025)[11]	6,000	6,170
HSBC Holdings PLC 4.583% 2029 (3-month USD-LIBOR + 1.535% on 6/19/2028)[11]	3,750	4,337
HSBC Holdings PLC 3.973% 2030 (3-month USD-LIBOR + 1.61% on 5/22/2029)[11]	1,500	1,680
Icahn Enterprises Finance Corp. 5.25% 2027	1,185	1,225
Icahn Enterprises Finance Corp. 4.375% 2029[7]	2,200	2,196
Intercontinental Exchange, Inc. 2.65% 2040	7,425	7,142
Intesa Sanpaolo SpA 3.375% 2023[7]	750	781
Intesa Sanpaolo SpA 3.25% 2024[7]	750	798
Intesa Sanpaolo SpA 5.017% 2024[7]	1,730	1,883
Intesa Sanpaolo SpA 3.875% 2027[7]	300	326
JPMorgan Chase & Co. 3.559% 2024 (3-month USD-LIBOR + 0.73% on 4/23/2023)[11]	4,725	4,983
JPMorgan Chase & Co. 2.58% 2032 (USD-SOFR + 1.25% on 4/22/2031)[11]	3,101	3,185
JPMorgan Chase & Co. 3.157% 2042 (USD-SOFR + 1.46% on 4/22/2041)[11]	10,325	10,759
JPMorgan Chase & Co. 3.328% 2052 (USD-SOFR + 1.58% on 4/22/2051)[11]	10,325	11,041

American Funds Insurance Series	109

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Kasikornbank PC HK 3.343% 2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)[11]	$1,222	$1,253
Ladder Capital Corp. 5.25% 2022[7]	475	479
Ladder Capital Corp. 4.25% 2027[7]	3,757	3,764
Lloyds Banking Group PLC 2.907% 2023 (3-month USD-LIBOR + 0.81% on 11/7/2022)[11]	750	774
Lloyds Banking Group PLC 4.05% 2023	2,000	2,145
Lloyds Banking Group PLC 1.627% 2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 5/11/2026)[11]	800	801
Lloyds Banking Group PLC 4.375% 2028	2,150	2,472
LPL Financial Holdings, Inc. 4.625% 2027[7]	2,200	2,286
LPL Financial Holdings, Inc. 4.375% 2031[7]	1,380	1,399
Marsh & McLennan Companies, Inc. 3.875% 2024	820	890
Marsh & McLennan Companies, Inc. 4.375% 2029	1,705	2,000
Marsh & McLennan Companies, Inc. 4.90% 2049	1,539	2,105
Metropolitan Life Global Funding I 1.95% 2021[7]	1,250	1,255
MGIC Investment Corp. 5.25% 2028	1,175	1,247
Mitsubishi UFJ Financial Group, Inc. 2.801% 2024	1,610	1,706
Morgan Stanley 3.737% 2024 (3-month USD-LIBOR + 0.847% on 4/24/2023)[11]	300	317
Morgan Stanley 0.985% 2026 (USD-SOFR + 0.72% on 12/10/2025)[11]	3,766	3,709
Morgan Stanley 3.125% 2026	325	352
Morgan Stanley 1.593% 2027 (USD-SOFR + 0.879% on 5/4/2026)[11]	3,290	3,315
Morgan Stanley 2.699% 2031 (USD-SOFR + 1.143% on 1/22/2030)[11]	2,000	2,095
Morgan Stanley 3.217% 2042 (USD-SOFR + 1.485% on 4/22/2041)[11]	856	908
MSCI, Inc. 3.625% 2031[7]	2,225	2,285
Navient Corp. 6.50% 2022	2,550	2,662
Navient Corp. 5.50% 2023	10,165	10,734
Navient Corp. 7.25% 2023	725	802
Navient Corp. 5.875% 2024	1,005	1,087
Navient Corp. 6.125% 2024	8,030	8,691
New York Life Global Funding 1.70% 2021[7]	750	752
New York Life Global Funding 2.35% 2026[7]	590	619
Owl Rock Capital Corp. 4.625% 2024[7]	2,305	2,451
Owl Rock Capital Corp. 3.75% 2025	2,874	3,042
Owl Rock Capital Corp. 4.00% 2025	102	109
Owl Rock Capital Corp. 3.375% 2026	1,290	1,346
PNC Bank 2.55% 2021	4,000	4,034
PNC Financial Services Group, Inc. 2.854% 2022[11]	1,445	1,495
PNC Financial Services Group, Inc. 3.90% 2024	2,000	2,173
Power Financial Corp., Ltd. 5.25% 2028	383	430
Power Financial Corp., Ltd. 6.15% 2028	350	415
Power Financial Corp., Ltd. 4.50% 2029	554	595
Power Financial Corp., Ltd. 3.95% 2030	1,213	1,253
Prudential Financial, Inc. 4.35% 2050	7,000	8,798
Quicken Loans, LLC 3.625% 2029[7]	1,505	1,489
Rabobank Nederland 2.75% 2022	2,250	2,281
Rabobank Nederland 4.375% 2025	4,500	5,028
Royal Bank of Canada 1.15% 2025	4,711	4,739
Skandinaviska Enskilda Banken AB 1.875% 2021	1,675	1,681
Skandinaviska Enskilda Banken AB 2.80% 2022	700	712
Springleaf Finance Corp. 6.125% 2024	4,550	4,903
Starwood Property Trust, Inc. 5.00% 2021	6,625	6,666
Starwood Property Trust, Inc. 5.50% 2023[7]	1,160	1,217
Swiss Re Finance (Luxembourg) SA 5.00% 2049 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.582% on 4/2/2029)[7,11]	2,800	3,194
Toronto-Dominion Bank 2.65% 2024	625	662
Toronto-Dominion Bank 0.75% 2025	5,375	5,328
Travelers Companies, Inc. 4.00% 2047	860	1,048
U.S. Bancorp 2.625% 2022	1,805	1,826
U.S. Bancorp 2.375% 2026	4,000	4,236
UBS Group AG 4.125% 2025[7]	2,750	3,070

110	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
UniCredit SpA 3.75% 2022[7]	$5,725	$5,864
UniCredit SpA 6.572% 2022[7]	475	490
UniCredit SpA 4.625% 2027[7]	625	702
Wells Fargo & Company 2.164% 2026 (3-month USD-LIBOR + 0.75% on 2/11/2025)[11]	8,000	8,308
Wells Fargo & Company 2.879% 2030 (3-month USD-LIBOR + 1.17% on 10/30/2029)[11]	729	773
Westpac Banking Corp. 2.75% 2023	1,750	1,816
Westpac Banking Corp. 2.894% 2030 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 2/4/2025)[11]	8,500	8,827
Westpac Banking Corp. 2.668% 2035 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 11/15/2030)[11]	3,325	3,275
Westpac Banking Corp. 2.963% 2040	1,500	1,477
		370,553

Energy 1.03%
Antero Midstream Partners LP 5.375% 2029[7]	1,295	1,352
Antero Resources Corp. 7.625% 2029[7]	430	478
Apache Corp. 4.875% 2027	2,150	2,331
Apache Corp. 4.375% 2028	2,580	2,750
Ascent Resources - Utica LLC 5.875% 2029[7]	1,040	1,041
BP Capital Markets America, Inc. 2.772% 2050	7,025	6,520
Canadian Natural Resources, Ltd. 2.95% 2023	1,935	2,005
Canadian Natural Resources, Ltd. 2.05% 2025	961	988
Canadian Natural Resources, Ltd. 2.95% 2030	7,142	7,412
Canadian Natural Resources, Ltd. 4.95% 2047	1,559	1,942
Cenovus Energy, Inc. 3.80% 2023	3,970	4,191
Cenovus Energy, Inc. 4.25% 2027	5,690	6,364
Cheniere Energy Partners LP 5.625% 2026	2,475	2,574
Cheniere Energy Partners LP 4.50% 2029	1,085	1,168
Cheniere Energy Partners LP 4.00% 2031[7]	4,485	4,692
Cheniere Energy, Inc. 4.625% 2028[7]	5,645	5,963
Chesapeake Energy Corp. 4.875% 2022[12]	7,225	208
Chesapeake Energy Corp. 5.50% 2026[7]	685	725
Chesapeake Energy Corp. 5.875% 2029[7]	590	639
Chevron Corp. 1.995% 2027	2,631	2,717
Chevron USA, Inc. 1.018% 2027	2,850	2,777
CNX Resources Corp. 7.25% 2027[7]	1,725	1,851
CNX Resources Corp. 6.00% 2029[7]	425	460
Comstock Resources, Inc. 5.875% 2030[7]	450	460
ConocoPhillips 4.30% 2028[7]	5,355	6,221
Constellation Oil Services Holding SA 10.00% 2024 (100% PIK)[7,12,13]	1,084	309
Continental Resources, Inc. 5.75% 2031[7]	1,430	1,714
Diamond Foreign Asset Co. / Diamond Finance LLC 9.00% 2027[3,4,7,13,14]	204	204
Diamond Foreign Asset Co. / Diamond Finance LLC 9.00% 2027[3,4,13,14]	185	185
Diamondback Energy, Inc. 4.40% 2051	5,023	5,671
DT Midstream, Inc. 4.375% 2031[7]	1,680	1,719
Enbridge Energy Partners LP 5.875% 2025	3,200	3,779
Enbridge Energy Partners LP, Series B, 7.50% 2038	2,000	2,971
Enbridge, Inc. 4.00% 2023	1,678	1,792
Enbridge, Inc. 2.50% 2025	1,700	1,783
Enbridge, Inc. 3.70% 2027	162	179
Energy Transfer Operating LP 5.00% 2050	17,377	20,123
Energy Transfer Partners LP 4.50% 2024	1,210	1,318
Energy Transfer Partners LP 4.75% 2026	2,494	2,810
Energy Transfer Partners LP 5.25% 2029	757	895
Energy Transfer Partners LP 6.00% 2048	774	980
Energy Transfer Partners LP 6.25% 2049	757	995
Enterprise Products Operating LLC 4.90% 2046	500	620
EQM Midstream Partners LP 4.125% 2026	686	704

American Funds Insurance Series	111

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
EQM Midstream Partners LP 6.50% 2027[7]	$2,690	$3,007
EQM Midstream Partners LP 5.50% 2028	2,588	2,802
EQM Midstream Partners LP 4.75% 2031[7]	1,635	1,687
EQT Corp. 7.625% 2025 (7.375% on 2/1/2025)[11]	1,295	1,512
EQT Corp. 3.90% 2027	450	483
EQT Corp. 5.00% 2029	340	380
EQT Corp. 8.50% 2030 (8.25% on 8/1/2021)[11]	1,110	1,448
EQT Corp. 3.625% 2031[7]	400	418
Equinor ASA 3.00% 2027	4,000	4,350
Equinor ASA 3.625% 2028	3,685	4,145
Exxon Mobil Corp. 2.019% 2024	643	669
Exxon Mobil Corp. 2.44% 2029	1,963	2,058
Genesis Energy LP 5.625% 2024	575	579
Genesis Energy LP 6.50% 2025	3,572	3,615
Genesis Energy LP 8.00% 2027	595	626
Halliburton Company 3.80% 2025	16	18
Harvest Midstream I LP 7.50% 2028[7]	850	925
Hess Midstream Partners LP 5.125% 2028[7]	2,155	2,263
Hilcorp Energy I LP 5.75% 2025[7]	2,575	2,623
Hilcorp Energy I LP 6.00% 2031[7]	460	488
Indigo Natural Resources LLC 5.375% 2029[7]	1,355	1,418
Kinder Morgan, Inc. 3.60% 2051	5,000	5,105
Marathon Oil Corp. 4.40% 2027	1,005	1,139
MPLX LP 4.125% 2027	500	559
MPLX LP 2.65% 2030	4,273	4,317
MPLX LP 4.50% 2038	750	862
MPLX LP 4.70% 2048	2,500	2,912
MPLX LP 5.50% 2049	4,491	5,826
NGL Energy Operating LLC 7.50% 2026[7]	5,990	6,297
NGL Energy Partners LP 6.125% 2025	4,907	4,463
Oasis Midstream Partners LP / OMP Finance Corp. 8.00% 2029[7]	4,265	4,546
Oasis Petroleum, Inc. 6.375% 2026[7]	765	799
ONEOK, Inc. 5.85% 2026	7,997	9,463
ONEOK, Inc. 5.20% 2048	2,500	3,069
Peabody Energy Corp. 8.50% 2024 (29.41% PIK)[7,13]	986	746
Petrobras Global Finance Co. 6.75% 2050	2,240	2,622
Petróleos Mexicanos 6.875% 2025[7]	3,755	4,161
Petróleos Mexicanos 5.35% 2028	1,870	1,841
Phillips 66 2.15% 2030	1,181	1,163
Phillips 66 Partners LP 3.55% 2026	160	174
Phillips 66 Partners LP 4.68% 2045	400	459
Phillips 66 Partners LP 4.90% 2046	275	329
Pioneer Natural Resources Company 1.125% 2026	1,053	1,043
Pioneer Natural Resources Company 2.15% 2031	2,862	2,808
Plains All American Pipeline LP 3.80% 2030	113	121
Range Resources Corp. 4.875% 2025	565	585
Range Resources Corp. 8.25% 2029[7]	520	587
Rattler Midstream Partners LP 5.625% 2025[7]	355	374
Rockies Express Pipeline LLC 4.95% 2029[7]	2,689	2,777
SA Global Sukuk, Ltd. 1.602% 2026[7]	10,915	10,919
SA Global Sukuk, Ltd. 2.694% 2031[7]	4,825	4,891
Sabine Pass Liquefaction, LLC 5.875% 2026	610	722
Sabine Pass Liquefaction, LLC 4.20% 2028	870	983
Sabine Pass Liquefaction, LLC 4.50% 2030	7,339	8,478
Schlumberger BV 3.75% 2024[7]	495	533
Schlumberger BV 4.00% 2025[7]	70	78
Southwestern Energy Co. 6.45% 2025[11]	1,760	1,952
Southwestern Energy Co. 7.50% 2026	1,685	1,786
Southwestern Energy Co. 7.75% 2027	450	489
Southwestern Energy Co. 8.375% 2028	395	447
Statoil ASA 2.75% 2021	1,925	1,942

112	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Statoil ASA 3.25% 2024	$2,850	$3,088
Statoil ASA 4.25% 2041	2,000	2,447
Suncor Energy, Inc. 3.10% 2025	3,687	3,943
Suncor Energy, Inc. 3.75% 2051	184	199
Sunoco Logistics Operating Partners LP 5.40% 2047	650	772
Sunoco LP 4.50% 2029[7]	1,050	1,072
Tallgrass Energy Partners LP 7.50% 2025[7]	550	604
Targa Resources Partners LP 5.875% 2026	1,350	1,422
Targa Resources Partners LP 5.50% 2030	2,260	2,488
Targa Resources Partners LP 4.875% 2031[7]	1,065	1,154
Targa Resources Partners LP 4.00% 2032[7]	1,750	1,802
Teekay Corp. 9.25% 2022[7]	4,825	4,991
Teekay Offshore Partners LP 8.50% 2023[7]	3,550	3,265
Total SE 2.986% 2041	9,544	9,737
TransCanada PipeLines, Ltd. 4.25% 2028	1,090	1,253
TransCanada PipeLines, Ltd. 4.10% 2030	4,298	4,943
TransCanada PipeLines, Ltd. 4.75% 2038	3,000	3,611
TransCanada PipeLines, Ltd. 4.875% 2048	700	887
Valero Energy Corp. 4.00% 2029	4,000	4,471
Weatherford International PLC 8.75% 2024[7]	3,571	3,740
Weatherford International PLC 11.00% 2024[7]	9,918	10,327
Western Gas Partners LP 4.50% 2028	4,468	4,787
Western Midstream Operating LP 5.30% 2030[11]	1,300	1,460
Williams Companies, Inc. 3.50% 2030	6,730	7,356
Williams Partners LP 4.30% 2024	85	92
		334,372

Health care 0.78%
Abbott Laboratories 3.75% 2026	1,811	2,046
AbbVie, Inc. 2.60% 2024	3,000	3,165
AbbVie, Inc. 3.80% 2025	206	226
AbbVie, Inc. 2.95% 2026	1,445	1,554
AmerisourceBergen Corp. 0.737% 2023	2,918	2,924
Amgen, Inc. 2.20% 2027	2,429	2,524
Anthem, Inc. 2.375% 2025	818	857
AstraZeneca Finance LLC 1.20% 2026	3,786	3,778
AstraZeneca Finance LLC 1.75% 2028	1,871	1,872
AstraZeneca Finance LLC 2.25% 2031	146	148
AstraZeneca PLC 3.375% 2025	8,140	8,914
AstraZeneca PLC 3.00% 2051	573	594
Bausch Health Companies, Inc. 5.00% 2028[7]	1,735	1,649
Bausch Health Companies, Inc. 5.25% 2031[7]	1,610	1,507
Bayer US Finance II LLC 3.875% 2023[7]	1,685	1,805
Becton, Dickinson and Company 2.894% 2022	508	519
Becton, Dickinson and Company 3.363% 2024	435	466
Becton, Dickinson and Company 3.70% 2027	7,000	7,782
Boston Scientific Corp. 3.45% 2024	715	764
Boston Scientific Corp. 1.90% 2025	5,856	6,046
Boston Scientific Corp. 3.85% 2025	1,780	1,968
Boston Scientific Corp. 3.75% 2026	645	716
Boston Scientific Corp. 4.00% 2029	1,550	1,765
Centene Corp. 4.25% 2027	565	596
Centene Corp. 2.45% 2028	2,325	2,359
Centene Corp. 4.625% 2029	4,785	5,268
Centene Corp. 3.00% 2030	5,865	6,032
Cigna Corp. 3.75% 2023	353	376
Cigna Corp. 4.80% 2038	3,880	4,838
CVS Health Corp. 4.30% 2028	588	676
DaVita, Inc. 4.625% 2030[7]	1,025	1,055
Eli Lilly and Company 3.375% 2029	3,330	3,744

American Funds Insurance Series	113

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Encompass Health Corp. 4.50% 2028	$1,449	$1,505
Endo DAC / Endo Finance LLC / Endo Finco 9.50% 2027[7]	5,517	5,634
Endo International PLC 5.75% 2022[7]	7,340	6,780
Endo Luxembourg Finance Co. I SARL / Endo U.S., Inc. 6.125% 2029[7]	1,560	1,531
GlaxoSmithKline PLC 3.625% 2025	3,585	3,961
HCA, Inc. 5.375% 2025	515	582
HCA, Inc. 3.50% 2030	2,650	2,825
HealthSouth Corp. 5.75% 2025	2,685	2,768
Jazz Securities DAC 4.375% 2029[7]	975	1,012
Mallinckrodt PLC 10.00% 2025[7]	2,500	2,797
Medtronic, Inc. 3.50% 2025	467	513
Molina Healthcare, Inc. 5.375% 2022	6,985	7,330
Molina Healthcare, Inc. 3.875% 2030[7]	2,899	3,023
Novant Health, Inc. 3.168% 2051	3,750	3,945
Novartis Capital Corp. 1.75% 2025	1,250	1,289
Novartis Capital Corp. 2.00% 2027	2,386	2,482
Owens & Minor, Inc. 4.375% 2024	5,615	5,874
Owens & Minor, Inc. 4.50% 2029[7]	3,685	3,791
Par Pharmaceutical, Inc. 7.50% 2027[7]	8,028	8,218
Pfizer, Inc. 2.95% 2024	825	878
Pfizer, Inc. 3.45% 2029	8,000	9,008
Rotech Healthcare, Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.00% 2023 (100% PIK)[3,4,13,14,15]	4,356	4,356
Shire PLC 2.875% 2023	3,413	3,573
Summa Health 3.511% 2051	1,655	1,752
Tenet Healthcare Corp. 4.625% 2024	1,953	1,986
Tenet Healthcare Corp. 4.875% 2026[7]	16,225	16,849
Tenet Healthcare Corp. 4.25% 2029[7]	2,060	2,088
Teva Pharmaceutical Finance Co. BV 2.80% 2023	3,914	3,905
Teva Pharmaceutical Finance Co. BV 6.00% 2024	12,016	12,772
Teva Pharmaceutical Finance Co. BV 7.125% 2025	1,935	2,136
Teva Pharmaceutical Finance Co. BV 3.15% 2026	17,790	16,945
Teva Pharmaceutical Finance Co. BV 4.10% 2046	4,420	3,879
UnitedHealth Group, Inc. 1.15% 2026	2,610	2,612
UnitedHealth Group, Inc. 2.30% 2031	2,286	2,343
UnitedHealth Group, Inc. 3.05% 2041	3,875	4,063
UnitedHealth Group, Inc. 3.25% 2051	2,504	2,676
Valeant Pharmaceuticals International, Inc. 6.125% 2025[7]	10,225	10,493
Zimmer Holdings, Inc. 3.15% 2022	4,070	4,135
		250,842

Industrials 0.59%
Allison Transmission Holdings, Inc. 3.75% 2031[7]	4,465	4,394
Associated Materials, LLC 9.00% 2025[7]	3,749	3,983
Avis Budget Car Rental, LLC 5.75% 2027[7]	2,025	2,115
Avis Budget Group, Inc. 5.25% 2025[7]	1,927	1,955
Avis Budget Group, Inc. 5.375% 2029[7]	1,750	1,825
Avolon Holdings Funding, Ltd. 3.625% 2022[7]	1,254	1,283
Avolon Holdings Funding, Ltd. 3.95% 2024[7]	1,587	1,693
Avolon Holdings Funding, Ltd. 4.25% 2026[7]	1,126	1,221
Avolon Holdings Funding, Ltd. 4.375% 2026[7]	1,975	2,149
Boeing Company 4.875% 2025	1,555	1,743
Boeing Company 2.75% 2026	13,000	13,589
Boeing Company 3.10% 2026	251	266
Boeing Company 3.25% 2028	7,700	8,172
Boeing Company 5.15% 2030	1,100	1,304
Boeing Company 3.625% 2031	3,450	3,714
Boeing Company 3.60% 2034	6,250	6,601
Boeing Company 3.50% 2039	250	251
Boeing Company 3.75% 2050	1,300	1,343

114	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Boeing Company 5.805% 2050	$1,100	$1,484
Bombardier, Inc. 7.50% 2024[7]	1,950	2,040
Bombardier, Inc. 7.125% 2026[7]	1,500	1,572
Bombardier, Inc. 7.875% 2027[7]	2,720	2,825
Burlington Northern Santa Fe LLC 4.40% 2042	5,000	6,199
BWX Technologies, Inc. 4.125% 2029[7]	1,025	1,046
Canadian National Railway Company 3.20% 2046	930	965
Clarivate Science Holdings Corp. 3.875% 2028[7]	590	596
Clarivate Science Holdings Corp. 4.875% 2029[7]	520	534
CoreLogic, Inc. 4.50% 2028[7]	4,125	4,094
CSX Corp. 3.80% 2028	3,135	3,537
CSX Corp. 4.25% 2029	1,062	1,235
CSX Corp. 4.30% 2048	1,125	1,370
CSX Corp. 2.50% 2051	4,125	3,756
Dun & Bradstreet Corp. 6.875% 2026[7]	1,067	1,135
General Dynamics Corp. 3.375% 2023	1,000	1,055
General Dynamics Corp. 3.50% 2025	329	361
General Dynamics Corp. 2.25% 2031	1,287	1,322
General Electric Capital Corp. 4.418% 2035	1,200	1,440
General Electric Co. 3.45% 2027	1,800	1,980
Honeywell International, Inc. 2.30% 2024	2,640	2,773
Honeywell International, Inc. 1.35% 2025	5,947	6,060
Honeywell International, Inc. 2.70% 2029	1,470	1,580
Howmet Aerospace, Inc. 6.875% 2025	1,885	2,197
Icahn Enterprises Finance Corp. 4.75% 2024	3,590	3,756
L3Harris Technologies, Inc. 1.80% 2031	2,625	2,552
LSC Communications, Inc. 8.75% 2023[3,4,7,12]	4,063	216
Masco Corp. 1.50% 2028	774	756
Masco Corp. 2.00% 2031	497	486
Masco Corp. 3.125% 2051	230	229
MasTec, Inc. 4.50% 2028[7]	1,425	1,503
Meritor, Inc. 4.50% 2028[7]	1,025	1,041
Mueller Water Products, Inc. 4.00% 2029[7]	430	442
Nielsen Finance LLC and Nielsen Finance Co. 5.00% 2025[7]	2,175	2,244
Norfolk Southern Corp. 3.05% 2050	2,746	2,750
Northrop Grumman Corp. 2.93% 2025	1,820	1,941
Northrop Grumman Corp. 3.25% 2028	3,495	3,821
Otis Worldwide Corp. 2.293% 2027	2,135	2,214
Raytheon Technologies Corp. 2.80% 2022	1,500	1,524
Rolls-Royce PLC 5.75% 2027[7]	765	844
Siemens AG 1.20% 2026[7]	3,887	3,892
Siemens AG 1.70% 2028[7]	3,700	3,725
SkyMiles IP, Ltd. 4.75% 2028[7]	3,975	4,422
The Brink’s Co. 4.625% 2027[7]	2,385	2,490
TransDigm, Inc. 6.25% 2026[7]	4,976	5,256
TransDigm, Inc. 5.50% 2027	1,100	1,148
Triumph Group, Inc. 6.25% 2024[7]	970	988
Triumph Group, Inc. 8.875% 2024[7]	1,045	1,164
Triumph Group, Inc. 7.75% 2025[7]	875	901
Union Pacific Corp. 3.15% 2024	1,287	1,374
Union Pacific Corp. 3.75% 2025	4,255	4,720
Union Pacific Corp. 2.15% 2027	2,318	2,410
Union Pacific Corp. 2.40% 2030	2,414	2,497
Union Pacific Corp. 2.891% 2036[7]	6,375	6,633
Union Pacific Corp. 3.75% 2070	546	603
Union Pacific Corp. 3.799% 2071[7]	545	607
United Airlines Holdings, Inc. 6.50% 2027[7]	2,200	2,425
United Rentals, Inc. 3.875% 2031	1,050	1,070
United Technologies Corp. 3.65% 2023	52	55
United Technologies Corp. 3.95% 2025	3,155	3,510
United Technologies Corp. 4.125% 2028	1,075	1,238

American Funds Insurance Series	115

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Vertical U.S. Newco, Inc. 5.25% 2027[7]	$2,000	$2,110
Vinci SA 3.75% 2029[7]	1,167	1,319
WESCO Distribution, Inc. 7.125% 2025[7]	1,210	1,309
WESCO Distribution, Inc. 7.25% 2028[7]	1,320	1,472
		192,414

Communication services 0.59%
Alphabet, Inc. 1.998% 2026	3,000	3,140
Alphabet, Inc. 1.90% 2040	1,375	1,253
Alphabet, Inc. 2.25% 2060	1,265	1,120
AT&T, Inc. 2.25% 2032	1,000	983
AT&T, Inc. 2.55% 2033[7]	348	345
CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025	500	567
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2030[7]	3,500	3,649
CCO Holdings LLC and CCO Holdings Capital Corp. 4.75% 2030[7]	2,500	2,647
CCO Holdings LLC and CCO Holdings Capital Corp. 2.80% 2031	8,021	8,209
CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2031[7]	2,975	3,035
CCO Holdings LLC and CCO Holdings Capital Corp. 2.30% 2032	2,500	2,407
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2032	2,710	2,818
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2033[7]	1,625	1,665
CenturyLink, Inc. 6.75% 2023	2,500	2,776
CenturyLink, Inc. 7.50% 2024	1,500	1,686
CenturyLink, Inc. 5.125% 2026[7]	800	833
Comcast Corp. 2.35% 2027	4,000	4,199
Comcast Corp. 3.20% 2036	375	403
Comcast Corp. 3.90% 2038	250	288
Comcast Corp. 4.60% 2038	2,000	2,483
Comcast Corp. 2.80% 2051	791	762
Deutsche Telekom International Finance BV 9.25% 2032	3,570	5,794
Discovery Communications, Inc. 3.625% 2030	1,407	1,536
Embarq Corp. 7.995% 2036	5,000	5,675
Fox Corp. 4.03% 2024	1,120	1,214
Frontier Communications Corp. 5.875% 2027[7]	2,225	2,386
Frontier Communications Corp. 5.00% 2028[7]	5,550	5,745
Frontier Communications Corp. 6.75% 2029[7]	3,550	3,782
iHeartCommunications, Inc. 5.25% 2027[7]	3,093	3,240
Intelsat Jackson Holding Co. 8.00% 2024[7]	7,275	7,525
Intelsat Jackson Holding Co. 8.50% 2024[7,12]	7,650	4,541
Intelsat Jackson Holding Co., Term Loan, (3-month USD-LIBOR + 5.50%) 6.50% 2021[14,15]	2,072	2,098
Intelsat Jackson Holding Co., Term Loan, 6.625% 2024[15]	1,400	1,429
Liberty Global PLC 5.50% 2028[7]	2,075	2,181
Ligado Networks LLC 15.50% 2023 (100% PIK)[7,13]	2,397	2,367
Live Nation Entertainment, Inc. 3.75% 2028[7]	1,350	1,358
MDC Partners, Inc. 7.50% 2024[7,11]	3,225	3,269
News Corp. 3.875% 2029[7]	875	885
Nexstar Broadcasting, Inc. 4.75% 2028[7]	3,175	3,266
SBA Tower Trust 1.631% 2026[7]	8,707	8,718
Scripps Escrow II, Inc. 3.875% 2029[7]	1,100	1,093
Sinclair Television Group, Inc. 4.125% 2030[7]	1,175	1,156
Sirius XM Radio, Inc. 4.625% 2024[7]	3,345	3,441
Sirius XM Radio, Inc. 4.00% 2028[7]	2,150	2,217
Sprint Corp. 7.625% 2026	4,125	5,043
Sprint Corp. 6.875% 2028	7,550	9,692
TEGNA, Inc. 4.75% 2026[7]	2,350	2,506
TEGNA, Inc. 5.00% 2029	1,000	1,049
Tencent Holdings, Ltd. 3.68% 2041[7]	1,320	1,418
Tencent Holdings, Ltd. 3.84% 2051[7]	1,780	1,922
T-Mobile US, Inc. 1.50% 2026	500	505
T-Mobile US, Inc. 2.05% 2028	325	331

116	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
T-Mobile US, Inc. 3.375% 2029[7]	$2,200	$2,276
T-Mobile US, Inc. 2.875% 2031	1,050	1,043
Trilogy International South Pacific LLC / TISP Finance, Inc. 8.875% 2023[7]	13,201	13,191
Univision Communications, Inc. 6.625% 2027[7]	4,800	5,207
Univision Communications, Inc. 4.50% 2029[7]	3,475	3,509
Verizon Communications, Inc. 2.10% 2028	1,835	1,875
Verizon Communications, Inc. 2.875% 2050	2,500	2,381
Virgin Media O2 4.25% 2031[7]	2,075	2,041
Virgin Media Secured Finance PLC 4.50% 2030[7]	3,115	3,142
Vodafone Group PLC 4.375% 2028	350	407
Vodafone Group PLC 5.25% 2048	500	660
Vodafone Group PLC 4.25% 2050	4,350	5,090
Ziggo Bond Co. BV 5.125% 2030[7]	1,775	1,820
Ziggo Bond Finance BV 5.50% 2027[7]	4,277	4,455
Ziggo Bond Finance BV 4.875% 2030[7]	725	744
		190,491

Utilities 0.57%
AEP Transmission Co. LLC 3.75% 2047	2,390	2,724
Ameren Corp. 2.50% 2024	969	1,020
Ameren Corp. 4.50% 2049	425	548
American Electric Power Company, Inc. 2.95% 2022	3,020	3,108
Calpine Corp. 3.75% 2031[7]	1,300	1,240
CenterPoint Energy, Inc. 2.50% 2022	900	920
CenterPoint Energy, Inc. 3.85% 2024	1,638	1,763
CenterPoint Energy, Inc. 3.70% 2049	2,775	2,967
Comisión Federal de Electricidad 4.75% 2027[7]	645	722
Commonwealth Edison Co. 4.35% 2045	1,085	1,354
Commonwealth Edison Co. 4.00% 2048	2,600	3,132
Consolidated Edison Company of New York, Inc. 4.50% 2058	5,380	6,529
Consumers Energy Co. 4.05% 2048	3,017	3,674
Dominion Resources, Inc. 2.00% 2021	665	665
Dominion Resources, Inc. 2.75% 2022	800	809
Dominion Resources, Inc. 2.85% 2026	750	799
Dominion Resources, Inc., junior subordinated, 3.071% 2024[11]	1,775	1,883
DTE Energy Company 3.95% 2049	1,800	2,183
Duke Energy Carolinas, LLC 3.95% 2028	1,250	1,435
Duke Energy Florida, LLC 3.20% 2027	1,445	1,580
Duke Energy Indiana, Inc. 3.25% 2049	1,225	1,300
Duke Energy Progress, Inc. 3.70% 2046	750	851
Edison International 3.55% 2024	2,200	2,341
EDP Finance BV 3.625% 2024[7]	4,100	4,410
Electricité de France SA 4.75% 2035[7]	1,250	1,528
Electricité de France SA 4.875% 2038[7]	2,750	3,387
Electricité de France SA 5.60% 2040	525	703
Emera US Finance LP 3.55% 2026	320	350
Enersis Américas SA 4.00% 2026	245	267
Entergy Corp. 2.80% 2030	3,325	3,467
Entergy Louisiana, LLC 4.20% 2048	4,200	5,120
Entergy Texas, Inc. 1.75% 2031	3,650	3,504
Eversource Energy 3.80% 2023	2,730	2,932
Exelon Corp., junior subordinated, 3.497% 2022[11]	1,075	1,102
FirstEnergy Corp. 3.40% 2050	5,275	5,184
FirstEnergy Transmission LLC 2.866% 2028[7]	675	700
MidAmerican Energy Holdings Co. 3.10% 2027	2,000	2,189
Northern States Power Co. 4.125% 2044	6,000	7,357
NRG Energy, Inc. 3.625% 2031[7]	2,250	2,214
Oncor Electric Delivery Company LLC 2.75% 2024	1,047	1,111
Pacific Gas and Electric Co. 1.75% 2022	1,575	1,574
Pacific Gas and Electric Co. 2.10% 2027	125	122

American Funds Insurance Series	117

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Pacific Gas and Electric Co. 2.50% 2031	$14,750	$13,846
Pacific Gas and Electric Co. 3.30% 2040	100	91
Pacific Gas and Electric Co. 4.20% 2041	9,100	8,987
Pacific Gas and Electric Co. 3.50% 2050	2,500	2,231
PacifiCorp, First Mortgage Bonds, 3.60% 2024	4,695	5,037
PacifiCorp, First Mortgage Bonds, 4.125% 2049	4,000	4,792
PG&E Corp. 5.00% 2028	4,750	4,809
PG&E Corp. 5.25% 2030	2,575	2,607
Public Service Company of Colorado 2.25% 2022	2,000	2,027
Public Service Company of Colorado 1.875% 2031	2,775	2,763
Public Service Electric and Gas Co. 3.60% 2047	548	625
Public Service Electric and Gas Co. 3.15% 2050	2,451	2,627
Public Service Enterprise Group, Inc. 2.65% 2022	1,900	1,956
Puget Energy, Inc. 6.00% 2021	1,823	1,840
Southern California Edison Co. 2.85% 2029	4,450	4,626
Southern California Edison Co. 6.00% 2034	2,500	3,245
Southern California Edison Co. 5.35% 2035	3,000	3,804
Southern California Edison Co. 5.75% 2035	675	886
Southern California Edison Co. 4.875% 2049	3,745	4,446
Southern California Gas Company 2.55% 2030	2,725	2,819
Talen Energy Corp. 10.50% 2026[7]	885	641
Talen Energy Corp. 7.25% 2027[7]	4,655	4,350
Talen Energy Supply, LLC 7.625% 2028[7]	1,575	1,476
Union Electric Co. 2.625% 2051	5,625	5,396
Virginia Electric and Power Co. 3.80% 2028	2,000	2,260
Virginia Electric and Power Co. 4.60% 2048	2,650	3,428
Xcel Energy, Inc. 2.60% 2029	1,950	2,029
		184,412

Consumer discretionary 0.56%
Allied Universal Holdco LLC 4.625% 2028[7]	1,660	1,665
Amazon.com, Inc. 2.70% 2060	2,765	2,656
American Honda Finance Corp. 3.50% 2028	750	842
Atlas LuxCo 4 SARL 4.625% 2028[7]	1,065	1,070
Bayerische Motoren Werke AG 2.25% 2023[7]	300	311
Bayerische Motoren Werke AG 3.45% 2023[7]	1,870	1,965
Bayerische Motoren Werke AG 0.80% 2024[7]	1,532	1,540
Caesars Entertainment, Inc. 6.25% 2025[7]	3,315	3,518
Carnival Corp. 11.50% 2023[7]	5,575	6,281
Carvana Co. 5.625% 2025[7]	600	625
Carvana Co. 5.50% 2027[7]	2,496	2,584
Carvana Co. 5.875% 2028[7]	924	974
Ford Motor Credit Company LLC 3.664% 2024	455	478
Ford Motor Credit Company LLC 3.81% 2024	1,070	1,121
Ford Motor Credit Company LLC 5.584% 2024	423	464
Ford Motor Credit Company LLC 3.375% 2025	5,750	5,970
Ford Motor Credit Company LLC 5.125% 2025	12,355	13,621
Ford Motor Credit Company LLC 4.542% 2026	2,455	2,677
Ford Motor Credit Company LLC 3.815% 2027	250	261
General Motors Financial Co. 3.45% 2022	2,000	2,028
General Motors Financial Co. 5.20% 2023	6,354	6,844
General Motors Financial Co. 1.05% 2024	1,050	1,056
General Motors Financial Co. 3.50% 2024	4,145	4,451
General Motors Financial Co. 4.30% 2025	400	442
General Motors Financial Co. 4.35% 2027	500	563
Hanesbrands, Inc. 4.625% 2024[7]	860	913
Hanesbrands, Inc. 5.375% 2025[7]	706	750
Hanesbrands, Inc. 4.875% 2026[7]	2,700	2,919
Hilton Grand Vacations Borrower LLC 5.00% 2029[7]	1,580	1,618
Hilton Worldwide Holdings, Inc. 4.00% 2031[7]	1,885	1,904

118	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Home Depot, Inc. 3.90% 2028	$825	$962
Home Depot, Inc. 2.95% 2029	9,301	10,167
Home Depot, Inc. 1.375% 2031	2,556	2,450
Home Depot, Inc. 4.25% 2046	3,500	4,359
Home Depot, Inc. 4.50% 2048	428	559
Home Depot, Inc. 2.375% 2051	1,000	927
Hyundai Capital America 3.25% 2022[7]	480	495
Hyundai Capital America 2.375% 2027[7]	2,579	2,641
International Game Technology PLC 6.50% 2025[7]	4,555	5,113
International Game Technology PLC 5.25% 2029[7]	4,365	4,688
Lithia Motors, Inc. 3.875% 2029[7]	675	701
Lithia Motors, Inc. 4.375% 2031[7]	1,025	1,099
Lowe’s Companies, Inc. 1.70% 2030	966	927
Melco International Development, Ltd. 5.75% 2028[7]	1,485	1,570
MGM Growth Properties LLC 5.625% 2024	775	840
MGM Growth Properties LLC 4.625% 2025[7]	1,050	1,124
MGM Growth Properties LLC 3.875% 2029[7]	2,225	2,265
Mohegan Gaming & Entertainment 8.00% 2026[7]	3,400	3,557
Neiman Marcus Group LLC 7.125% 2026[7]	1,345	1,437
Nissan Motor Co., Ltd. 3.522% 2025[7]	3,000	3,206
Nissan Motor Co., Ltd. 4.345% 2027[7]	3,000	3,300
Panther BF Aggregator 2 LP 6.25% 2026[7]	500	533
Royal Caribbean Cruises, Ltd. 11.50% 2025[7]	1,925	2,221
Royal Caribbean Cruises, Ltd. 4.25% 2026[7]	2,120	2,120
Sally Holdings LLC and Sally Capital, Inc. 5.625% 2025	5,255	5,432
Sally Holdings LLC and Sally Capital, Inc. 8.75% 2025[7]	2,347	2,573
Scientific Games Corp. 8.625% 2025[7]	1,260	1,381
Scientific Games Corp. 8.25% 2026[7]	6,905	7,414
Scientific Games Corp. 7.00% 2028[7]	950	1,040
Scientific Games Corp. 7.25% 2029[7]	1,615	1,826
Tempur Sealy International, Inc. 4.00% 2029[7]	1,070	1,087
Toyota Motor Credit Corp. 0.80% 2026	2,265	2,240
Toyota Motor Credit Corp. 3.05% 2028	2,430	2,670
VICI Properties LP 4.625% 2029[7]	995	1,059
VICI Properties LP / VICI Note Co., Inc. 3.50% 2025[7]	2,100	2,148
VICI Properties LP / VICI Note Co., Inc. 3.75% 2027[7]	450	459
VICI Properties LP / VICI Note Co., Inc. 4.125% 2030[7]	3,100	3,192
Volkswagen Group of America Finance, LLC 4.25% 2023[7]	3,770	4,076
Volkswagen Group of America Finance, LLC 4.625% 2025[7]	3,845	4,386
Volkswagen Group of America Finance, LLC 3.20% 2026[7]	3,201	3,465
Wyndham Destinations, Inc. 4.625% 2030[7]	1,300	1,345
Wyndham Worldwide Corp. 4.375% 2028[7]	1,855	1,932
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[7]	3,468	3,602
		180,699

Materials 0.53%
Alcoa Netherlands Holding BV 4.125% 2029[7]	950	992
Anglo American Capital PLC 2.25% 2028[7]	484	490
Anglo American Capital PLC 2.625% 2030[7]	11,275	11,334
Anglo American Capital PLC 3.95% 2050[7]	2,281	2,482
Arconic Rolled Products Corp. 6.125% 2028[7]	750	807
Chevron Phillips Chemical Co. LLC 3.30% 2023[7]	595	625
Cleveland-Cliffs, Inc. 6.75% 2026[7]	2,035	2,198
Cleveland-Cliffs, Inc. 5.875% 2027	10,500	11,051
Cleveland-Cliffs, Inc. 4.625% 2029[7]	1,825	1,923
Cleveland-Cliffs, Inc. 4.875% 2031[7]	2,051	2,156
CVR Partners LP 9.25% 2023[7]	346	348
CVR Partners LP 6.125% 2028[7]	745	764
Dow Chemical Co. 3.625% 2026	1,884	2,086
Dow Chemical Co. 3.60% 2050	12,662	13,706

American Funds Insurance Series	119

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
First Quantum Minerals, Ltd. 7.25% 2023[7]	$1,200	$1,225
First Quantum Minerals, Ltd. 6.50% 2024[7]	4,704	4,812
First Quantum Minerals, Ltd. 7.50% 2025[7]	11,350	11,805
First Quantum Minerals, Ltd. 6.875% 2026[7]	3,625	3,797
First Quantum Minerals, Ltd. 6.875% 2027[7]	3,240	3,535
Freeport-McMoRan, Inc. 4.25% 2030	2,550	2,735
Freeport-McMoRan, Inc. 5.45% 2043	1,300	1,591
FXI Holdings, Inc. 7.875% 2024[7]	2,226	2,305
FXI Holdings, Inc. 12.25% 2026[7]	4,392	5,071
Glencore Funding LLC 4.125% 2024[7]	945	1,019
Hexion, Inc. 7.875% 2027[7]	2,045	2,209
International Flavors & Fragrances, Inc. 1.832% 2027[7]	5,400	5,390
International Flavors & Fragrances, Inc. 3.468% 2050[7]	2,285	2,379
International Paper Co. 7.30% 2039	2,005	3,111
Joseph T. Ryerson & Son, Inc. 8.50% 2028[7]	1,148	1,278
LSB Industries, Inc. 9.625% 2023[7]	5,170	5,322
LYB International Finance III, LLC 2.25% 2030	2,275	2,275
LYB International Finance III, LLC 3.375% 2040	10,848	11,261
LYB International Finance III, LLC 3.625% 2051	9,787	10,358
LYB International Finance III, LLC 3.80% 2060	1,186	1,257
Methanex Corp. 5.125% 2027	4,750	5,137
Mosaic Co. 3.25% 2022	1,125	1,165
Mosaic Co. 4.05% 2027	1,050	1,178
Praxair, Inc. 1.10% 2030	2,938	2,765
SCIH Salt Holdings, Inc. 4.875% 2028[7]	1,185	1,188
SCIH Salt Holdings, Inc. 6.625% 2029[7]	1,230	1,235
Sherwin-Williams Company 2.75% 2022	29	30
Sherwin-Williams Company 3.125% 2024	275	294
Sherwin-Williams Company 3.80% 2049	5,208	6,025
Tronox, Ltd. 4.625% 2029[7]	2,175	2,199
Vale Overseas, Ltd. 3.75% 2030	2,229	2,376
Venator Materials Corp. 5.75% 2025[7]	5,845	5,764
Venator Materials Corp. 9.50% 2025[7]	1,495	1,686
Warrior Met Coal, Inc. 8.00% 2024[7]	5,095	5,178
Westlake Chemical Corp. 4.375% 2047	500	589
		170,506

Information technology 0.41%
Adobe, Inc. 1.90% 2025	366	381
Almonde, Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 8.25% 2025[14,15]	4,150	4,203
Apple, Inc. 3.00% 2024	625	663
Apple, Inc. 0.70% 2026	2,500	2,472
Apple, Inc. 3.35% 2027	40	44
Apple, Inc. 1.20% 2028	5,000	4,932
Apple, Inc. 1.65% 2031	2,500	2,463
Avaya, Inc. 6.125% 2028[7]	1,600	1,715
Booz Allen Hamilton, Inc. 4.00% 2029[7]	710	727
Broadcom, Inc. 1.95% 2028[7]	1,407	1,408
Broadcom, Inc. 2.45% 2031[7]	2,452	2,411
Broadcom, Inc. 2.60% 2033[7]	2,524	2,471
Broadcom, Inc. 3.469% 2034[7]	11,463	12,137
Broadcom, Inc. 3.50% 2041[7]	3,948	4,044
Broadcom, Inc. 3.75% 2051[7]	3,366	3,519
CommScope Finance LLC 6.00% 2026[7]	2,425	2,563
Diebold Nixdorf AG, Term Loan B, (3-month USD-LIBOR + 2.75%) 2.897% 2023[14,15]	1,334	1,316
Diebold Nixdorf, Inc. 9.375% 2025[7]	5,675	6,310
Diebold, Inc. 8.50% 2024	1,400	1,435
Fidelity National Information Services, Inc. 3.10% 2041	302	310
Fiserv, Inc. 2.75% 2024	1,600	1,689
Fiserv, Inc. 3.20% 2026	7,455	8,075

120	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Information technology (continued)
Fiserv, Inc. 3.50% 2029	$1,280	$1,410
Fiserv, Inc. 2.65% 2030	7,673	7,953
Fiserv, Inc. 4.40% 2049	800	967
Gartner, Inc. 4.50% 2028[7]	650	687
Intuit, Inc. 0.95% 2025	1,530	1,535
Intuit, Inc. 1.35% 2027	1,395	1,394
Intuit, Inc. 1.65% 2030	1,845	1,815
McAfee, LLC, Term Loan, (3-month USD-LIBOR + 3.75%) 3.897% 2024[14,15]	2,587	2,591
Microsoft Corp. 2.525% 2050	4,744	4,672
Microsoft Corp. 2.921% 2052	4,814	5,118
Oracle Corp. 3.65% 2041	2,250	2,390
Oracle Corp. 3.95% 2051	1,826	1,995
PayPal Holdings, Inc. 2.65% 2026	2,364	2,541
PayPal Holdings, Inc. 2.30% 2030	2,200	2,279
Sabre GLBL, Inc. 7.375% 2025[7]	728	793
Sabre Holdings Corp. 9.25% 2025[7]	1,197	1,426
salesforce.com, inc. 1.50% 2028	3,200	3,196
salesforce.com, inc. 1.95% 2031	1,625	1,629
salesforce.com, inc. 2.70% 2041	1,875	1,890
Square, Inc. 3.50% 2031[7]	1,875	1,894
Synaptics, Inc. 4.00% 2029[7]	675	679
Unisys Corp. 6.875% 2027[7]	725	793
VeriSign, Inc. 2.70% 2031	625	636
Veritas Holdings, Ltd. 7.50% 2025[7]	3,860	4,030
ViaSat, Inc. 5.625% 2027[7]	555	581
Visa, Inc. 2.80% 2022	2,000	2,067
Visa, Inc. 3.15% 2025	5,500	6,020
Xerox Corp. 5.00% 2025[7]	2,925	3,091
Xerox Corp. 5.50% 2028[7]	1,875	1,951
		133,311

Real estate 0.41%
Alexandria Real Estate Equities, Inc. 3.80% 2026	315	351
Alexandria Real Estate Equities, Inc. 3.95% 2028	1,220	1,379
Alexandria Real Estate Equities, Inc. 2.75% 2029	1,940	2,027
Alexandria Real Estate Equities, Inc. 3.375% 2031	1,320	1,452
Alexandria Real Estate Equities, Inc. 1.875% 2033	4,095	3,878
Alexandria Real Estate Equities, Inc. 4.85% 2049	410	530
American Campus Communities, Inc. 3.75% 2023	3,055	3,203
American Campus Communities, Inc. 4.125% 2024	2,075	2,260
American Campus Communities, Inc. 3.625% 2027	9,545	10,397
American Campus Communities, Inc. 3.875% 2031	331	368
American Tower Corp. 1.60% 2026	2,347	2,373
American Tower Corp. 3.55% 2027	1,425	1,568
American Tower Corp. 1.50% 2028	10,000	9,736
American Tower Corp. 3.60% 2028	1,000	1,101
Brandywine Operating Partnership LP 3.95% 2023	1,070	1,116
Brookfield Property REIT, Inc. 5.75% 2026[7]	6,050	6,368
Diversified Healthcare Trust 4.375% 2031	3,250	3,118
Equinix, Inc. 1.45% 2026	6,787	6,825
Equinix, Inc. 2.90% 2026	1,144	1,226
Equinix, Inc. 1.80% 2027	1,295	1,312
Equinix, Inc. 1.55% 2028	3,175	3,122
Equinix, Inc. 2.00% 2028	2,234	2,246
Equinix, Inc. 3.20% 2029	1,552	1,667
Equinix, Inc. 2.50% 2031	1,710	1,741
Equinix, Inc. 3.00% 2050	912	877
Equinix, Inc. 3.40% 2052	2,731	2,814
Essex Portfolio LP 3.875% 2024	1,000	1,077
Essex Portfolio LP 3.50% 2025	6,825	7,393

American Funds Insurance Series	121

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Real estate (continued)
Gaming and Leisure Properties, Inc. 3.35% 2024	$1,263	$1,341
Hospitality Properties Trust 4.50% 2023	1,945	1,998
Hospitality Properties Trust 4.50% 2025	150	150
Hospitality Properties Trust 4.95% 2027	500	499
Hospitality Properties Trust 3.95% 2028	1,950	1,844
Host Hotels & Resorts LP 4.50% 2026	355	390
Howard Hughes Corp. 5.375% 2028[7]	2,450	2,606
Howard Hughes Corp. 4.125% 2029[7]	1,860	1,866
Howard Hughes Corp. 4.375% 2031[7]	2,015	2,012
Iron Mountain, Inc. 5.25% 2030[7]	4,785	5,072
Iron Mountain, Inc. 4.50% 2031[7]	2,650	2,686
Kennedy-Wilson Holdings, Inc. 4.75% 2029	2,255	2,326
Kennedy-Wilson Holdings, Inc. 5.00% 2031	2,530	2,606
Ladder Capital Corp. 5.25% 2025[7]	440	448
Park Intermediate Holdings LLC 4.875% 2029[7]	1,180	1,222
Public Storage 2.37% 2022	565	578
Public Storage 0.875% 2026	592	587
Public Storage 1.85% 2028	2,490	2,511
Public Storage 2.30% 2031	2,493	2,545
QTS Realty Trust, Inc. 3.875% 2028[7]	2,025	2,168
Realogy Corp. 5.75% 2029[7]	2,760	2,889
RHP Hotel Properties LP / RHP Finance Corp. 4.50% 2029[7]	875	878
Scentre Group 3.25% 2025[7]	1,000	1,074
Scentre Group 3.50% 2025[7]	3,075	3,307
Scentre Group 3.75% 2027[7]	2,430	2,683
UDR, Inc. 2.95% 2026	760	813
Westfield Corp., Ltd. 3.15% 2022[7]	4,290	4,355
		132,979

Consumer staples 0.38%
7-Eleven, Inc. 0.80% 2024[7]	1,700	1,696
7-Eleven, Inc. 0.95% 2026[7]	825	811
7-Eleven, Inc. 1.30% 2028[7]	6,515	6,298
Albertsons Companies, Inc. 3.50% 2029[7]	1,385	1,371
Altria Group, Inc. 4.40% 2026	231	261
Altria Group, Inc. 5.80% 2039	4,820	5,963
Altria Group, Inc. 3.40% 2041	2,500	2,388
Altria Group, Inc. 4.50% 2043	3,000	3,232
Altria Group, Inc. 5.95% 2049	490	628
Altria Group, Inc. 3.70% 2051	2,500	2,376
Anheuser-Busch InBev NV 4.00% 2028	4,345	4,950
Anheuser-Busch InBev NV 5.45% 2039	5,000	6,608
B&G Foods, Inc. 5.25% 2025	2,175	2,237
British American Tobacco International Finance PLC 3.95% 2025[7]	4,250	4,645
British American Tobacco PLC 3.222% 2024	2,826	3,003
British American Tobacco PLC 3.215% 2026	3,323	3,529
British American Tobacco PLC 4.39% 2037	3,109	3,357
British American Tobacco PLC 4.54% 2047	940	1,001
Central Garden & Pet Co. 4.125% 2031[7]	1,395	1,415
Coca-Cola Company 1.00% 2028	940	912
Conagra Brands, Inc. 1.375% 2027	4,615	4,506
Constellation Brands, Inc. 2.65% 2022	2,856	2,937
Constellation Brands, Inc. 2.70% 2022	195	199
Constellation Brands, Inc. 3.20% 2023	1,029	1,073
Constellation Brands, Inc. 3.60% 2028	625	693
Imperial Tobacco Finance PLC 3.50% 2023[7]	4,000	4,138
Keurig Dr Pepper, Inc. 4.985% 2038	3,351	4,280
Kimberly-Clark Corp. 3.10% 2030	329	364
Kraft Heinz Company 3.875% 2027	2,475	2,721
Kraft Heinz Company 4.375% 2046	1,140	1,294

122	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
Kraft Heinz Company 4.875% 2049	$3,760	$4,574
Kraft Heinz Company 5.50% 2050	1,215	1,580
Kronos Acquisition Holdings, Inc. 5.00% 2026[7]	1,695	1,723
Nestlé Holdings, Inc. 1.00% 2027[7]	16,400	16,022
Philip Morris International, Inc. 2.375% 2022	1,960	2,005
Philip Morris International, Inc. 2.625% 2022	1,670	1,692
Philip Morris International, Inc. 2.875% 2024	788	838
Philip Morris International, Inc. 3.25% 2024	2,000	2,164
Philip Morris International, Inc. 0.875% 2026	2,990	2,954
Philip Morris International, Inc. 3.375% 2029	788	873
Philip Morris International, Inc. 1.75% 2030	2,956	2,859
Post Holdings, Inc. 4.625% 2030[7]	2,886	2,938
Prestige Brands International, Inc. 3.75% 2031[7]	1,115	1,077
Reckitt Benckiser Group PLC 2.375% 2022[7]	1,125	1,147
Reynolds American, Inc. 5.85% 2045	2,030	2,489
Simmons Foods, Inc. 4.625% 2029[7]	560	566
		124,387

Total corporate bonds, notes & loans		2,264,966

Mortgage-backed obligations 5.53%
Federal agency mortgage-backed obligations 5.13%
Fannie Mae Pool #AD7072 4.00% 2025[16]	4	4
Fannie Mae Pool #AE3069 4.00% 2025[16]	2	2
Fannie Mae Pool #AE2321 4.00% 2025[16]	1	1
Fannie Mae Pool #AH6431 4.00% 2026[16]	399	425
Fannie Mae Pool #890329 4.00% 2026[16]	57	61
Fannie Mae Pool #AH5618 4.00% 2026[16]	3	4
Fannie Mae Pool #AH0829 4.00% 2026[16]	3	4
Fannie Mae Pool #MA1109 4.00% 2027[16]	4	4
Fannie Mae Pool #MA3653 3.00% 2029[16]	40	42
Fannie Mae Pool #AL8347 4.00% 2029[16]	420	446
Fannie Mae Pool #254767 5.50% 2033[16]	289	334
Fannie Mae Pool #555956 5.50% 2033[16]	187	216
Fannie Mae Pool #BN1085 4.00% 2034[16]	575	612
Fannie Mae Pool #BN3172 4.00% 2034[16]	178	189
Fannie Mae Pool #AS8554 3.00% 2036[16]	9,100	9,579
Fannie Mae Pool #929185 5.50% 2036[16]	460	533
Fannie Mae Pool #893641 6.00% 2036[16]	948	1,125
Fannie Mae Pool #893688 6.00% 2036[16]	243	288
Fannie Mae Pool #907239 6.00% 2036[16]	58	69
Fannie Mae Pool #AD0249 5.50% 2037[16]	156	180
Fannie Mae Pool #190379 5.50% 2037[16]	82	96
Fannie Mae Pool #924952 6.00% 2037[16]	1,143	1,355
Fannie Mae Pool #888292 6.00% 2037[16]	830	986
Fannie Mae Pool #928031 6.00% 2037[16]	98	116
Fannie Mae Pool #888637 6.00% 2037[16]	14	17
Fannie Mae Pool #AD0119 6.00% 2038[16]	1,350	1,602
Fannie Mae Pool #AD0095 6.00% 2038[16]	1,017	1,205
Fannie Mae Pool #995674 6.00% 2038[16]	486	576
Fannie Mae Pool #AE0021 6.00% 2038[16]	393	466
Fannie Mae Pool #AL7164 6.00% 2038[16]	254	295
Fannie Mae Pool #AB0538 6.00% 2038[16]	151	175
Fannie Mae Pool #889983 6.00% 2038[16]	26	31
Fannie Mae Pool #995391 6.00% 2038[16]	26	30
Fannie Mae Pool #995224 6.00% 2038[16]	12	14
Fannie Mae Pool #AD0833 6.00% 2039[16]	1	1
Fannie Mae Pool #AL0013 6.00% 2040[16]	259	306
Fannie Mae Pool #AL0309 6.00% 2040[16]	85	101
Fannie Mae Pool #MA4333 2.00% 2041[16]	9,698	9,867
Fannie Mae Pool #MA4387 2.00% 2041[16]	8,842	9,034

American Funds Insurance Series	123

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #MA4364 2.00% 2041[16]	$2,802	$2,845
Fannie Mae Pool #AB4536 6.00% 2041[16]	552	652
Fannie Mae Pool #AL7228 6.00% 2041[16]	353	411
Fannie Mae Pool #AP2131 3.50% 2042[16]	4,521	4,873
Fannie Mae Pool #AU8813 4.00% 2043[16]	2,701	3,013
Fannie Mae Pool #AU9348 4.00% 2043[16]	1,561	1,741
Fannie Mae Pool #AU9350 4.00% 2043[16]	1,314	1,452
Fannie Mae Pool #AL8773 3.50% 2045[16]	7,747	8,346
Fannie Mae Pool #AL8354 3.50% 2045[16]	1,951	2,116
Fannie Mae Pool #BC4764 3.00% 2046[16]	16,398	17,265
Fannie Mae Pool #AL8522 3.50% 2046[16]	3,919	4,251
Fannie Mae Pool #BD9699 3.50% 2046[16]	1,707	1,841
Fannie Mae Pool #BD9307 4.00% 2046[16]	1,715	1,866
Fannie Mae Pool #BC7611 4.00% 2046[16]	401	438
Fannie Mae Pool #CA0770 3.50% 2047[16]	2,617	2,775
Fannie Mae Pool #BE1290 3.50% 2047[16]	2,569	2,740
Fannie Mae Pool #MA3211 4.00% 2047[16]	4,946	5,303
Fannie Mae Pool #257036 7.00% 2047[16]	8	10
Fannie Mae Pool #256975 7.00% 2047[16]	2	2
Fannie Mae Pool #FM3278 3.50% 2048[16]	28,331	29,872
Fannie Mae Pool #BK7655 3.891% 2048[14,16]	570	596
Fannie Mae Pool #CA2377 4.00% 2048[16]	11,397	12,162
Fannie Mae Pool #BK6971 4.00% 2048[16]	160	171
Fannie Mae Pool #MA3277 4.00% 2048[16]	20	21
Fannie Mae Pool #BK5255 4.00% 2048[16]	19	21
Fannie Mae Pool #CA2493 4.50% 2048[16]	1,296	1,399
Fannie Mae Pool #CA4756 3.00% 2049[16]	8,470	8,964
Fannie Mae Pool #BK8767 4.00% 2049[16]	133	144
Fannie Mae Pool #MA4381 3.50% 2051[16]	668	709
Fannie Mae, Series 2001-T10, Class A1, 7.00% 2041[16]	112	129
Fannie Mae, Series 2002-W3, Class A5, 7.50% 2041[16]	30	37
Fannie Mae, Series 2012-M14, Class A2, Multi Family, 2.301% 2022[14,16]	1,046	1,067
Fannie Mae, Series 2012-M9, Class A2, Multi Family, 2.482% 2022[16]	1,109	1,121
Fannie Mae, Series 2012-M5, Class A2, Multi Family, 2.715% 2022[16]	763	767
Fannie Mae, Series 2014-M1, Class A2, Multi Family, 3.185% 2023[14,16]	4,816	5,045
Fannie Mae, Series 2013-M14, Class A2, Multi Family, 3.329% 2023[14,16]	5,071	5,352
Fannie Mae, Series 2014-M2, Class A2, Multi Family, 3.513% 2023[14,16]	4,330	4,604
Fannie Mae, Series 2014-M9, Class A2, Multi Family, 3.103% 2024[14,16]	5,518	5,876
Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.501% 2024[14,16]	3,972	4,223
Fannie Mae, Series 2017-M3, Class A2, Multi Family, 2.559% 2026[14,16]	9,665	10,330
Fannie Mae, Series 2017-M7, Class A2, Multi Family, 2.961% 2027[14,16]	2,891	3,142
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 2036[16]	62	57
Freddie Mac Pool #ZK7598 3.00% 2027[16]	8,407	8,893
Freddie Mac Pool #ZK7580 3.00% 2027[16]	3,772	3,992
Freddie Mac Pool #C91912 3.00% 2037[16]	15,917	16,761
Freddie Mac Pool #G03978 5.00% 2038[16]	587	673
Freddie Mac Pool #G04553 6.50% 2038[16]	76	87
Freddie Mac Pool #G08347 4.50% 2039[16]	97	109
Freddie Mac Pool #C03518 5.00% 2040[16]	938	1,066
Freddie Mac Pool #RB5118 2.00% 2041[16]	30,065	30,717
Freddie Mac Pool #Q05807 4.00% 2042[16]	2,437	2,669
Freddie Mac Pool #Q23185 4.00% 2043[16]	1,711	1,909
Freddie Mac Pool #Q23190 4.00% 2043[16]	1,162	1,280
Freddie Mac Pool #760014 2.977% 2045[14,16]	309	323
Freddie Mac Pool #Q37988 4.00% 2045[16]	8,593	9,434
Freddie Mac Pool #G60344 4.00% 2045[16]	7,261	8,002
Freddie Mac Pool #Z40130 3.00% 2046[16]	5,757	6,189
Freddie Mac Pool #Q41909 4.50% 2046[16]	625	681
Freddie Mac Pool #Q41090 4.50% 2046[16]	392	428
Freddie Mac Pool #760015 2.679% 2047[14,16]	729	760
Freddie Mac Pool #Q46021 3.50% 2047[16]	1,679	1,798

124	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SI2002 4.00% 2048[16]	$4,244	$4,543
Freddie Mac Pool #SD7507 3.00% 2049[16]	28,669	30,468
Freddie Mac Pool #SD7528 2.00% 2050[16]	21,370	21,679
Freddie Mac Pool #RA2020 3.00% 2050[16]	11,406	12,048
Freddie Mac Pool #SD8164 3.50% 2051[16]	6,835	7,241
Freddie Mac Pool #SD8158 3.50% 2051[16]	81	85
Freddie Mac, Series T041, Class 3A, 5.051% 2032[14,16]	223	249
Freddie Mac, Series K723, Class A2, Multi Family, 2.454% 2023[16]	3,025	3,129
Freddie Mac, Series K725, Class A2, Multi Family, 3.002% 2024[16]	5,555	5,876
Freddie Mac, Series K044, Class A2, Multi Family, 2.811% 2025[16]	4,265	4,554
Freddie Mac, Series K047, Class A2, Multi Family, 3.329% 2025[16]	4,000	4,357
Freddie Mac, Series K733, Class A2, Multi Family, 3.75% 2025[14,16]	9,778	10,769
Freddie Mac, Series K055, Class A2, Multi Family, 2.673% 2026[16]	10,050	10,779
Freddie Mac, Series K734, Class A2, Multi Family, 3.208% 2026[16]	7,370	8,055
Freddie Mac, Series K066, Class A2, Multi Family, 3.117% 2027[16]	4,755	5,252
Freddie Mac, Series K067, Class A2, Multi Family, 3.194% 2027[16]	5,770	6,407
Freddie Mac, Series K063, Class A2, Multi Family, 3.43% 2027[16]	4,375	4,885
Freddie Mac, Series K076, Class A2, Multi Family, 3.90% 2028[16]	3,237	3,755
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[16]	7,331	7,666
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 2056[14,16]	7,326	7,664
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 2056[14,16]	3,730	3,901
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HA, 3.25% 2056[14,16]	1,622	1,710
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 2057[14,16]	1,225	1,320
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[16]	2,805	2,948
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[16]	2,553	2,786
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[16]	1,003	1,094
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 2058[16]	13,732	14,473
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2059[16]	7,694	8,084
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[16]	3,013	3,187
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 2029[16]	3,969	4,173
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A1, 3.50% 2029[16]	6,190	6,601
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A2, 3.50% 2029[16]	2,455	2,712
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3, 3.392% 2027[14,16]	777	788
Government National Mortgage Assn. 2.00% 2051[16,17]	89,533	91,027
Government National Mortgage Assn. 2.50% 2051[16,17]	21,529	22,241
Government National Mortgage Assn. 3.00% 2051[16,17]	28,369	29,591
Government National Mortgage Assn. 3.00% 2051[16,17]	7,413	7,735
Government National Mortgage Assn. 3.50% 2051[16,17]	26,752	28,085
Government National Mortgage Assn. 4.00% 2051[16,17]	13,107	13,841
Government National Mortgage Assn. 4.50% 2051[16,17]	10,000	10,658
Government National Mortgage Assn. Pool #BD7245 4.00% 2048[16]	1,025	1,106
Government National Mortgage Assn. Pool #MA5876 4.00% 2049[16]	11,073	11,741
Government National Mortgage Assn. Pool #MA5986 4.00% 2049[16]	1,442	1,530
Government National Mortgage Assn. Pool #MA5764 4.50% 2049[16]	18,936	20,210
Government National Mortgage Assn. Pool #MA6092 4.50% 2049[16]	4,689	5,001
Government National Mortgage Assn. Pool #MA5877 4.50% 2049[16]	2,770	2,962

American Funds Insurance Series	125

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Government National Mortgage Assn. Pool #MA7419 3.00% 2051[16]	$38,218	$40,144
Uniform Mortgage-Backed Security 1.50% 2036[16,17]	19,795	19,972
Uniform Mortgage-Backed Security 2.00% 2036[16,17]	52,169	53,812
Uniform Mortgage-Backed Security 2.50% 2036[16,17]	638	665
Uniform Mortgage-Backed Security 3.00% 2036[16,17]	8,784	9,230
Uniform Mortgage-Backed Security 2.00% 2051[16,17]	88,984	89,495
Uniform Mortgage-Backed Security 2.50% 2051[16,17]	213,092	219,526
Uniform Mortgage-Backed Security 2.50% 2051[16,17]	5,863	6,053
Uniform Mortgage-Backed Security 3.00% 2051[16,17]	94,201	98,048
Uniform Mortgage-Backed Security 3.00% 2051[16,17]	44,573	46,435
Uniform Mortgage-Backed Security 3.50% 2051[16,17]	141,729	149,283
Uniform Mortgage-Backed Security 3.50% 2051[16,17]	8,114	8,542
Uniform Mortgage-Backed Security 4.00% 2051[16,17]	112,136	119,512
Uniform Mortgage-Backed Security 4.50% 2051[16,17]	41,792	44,966
		1,658,560

Commercial mortgage-backed securities 0.22%
Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 2063[16]	2,909	3,013
Barclays Commercial Mortgage Securities LLC, Series 2017-DELC, Class A, 0.923% 2036[7,14,16]	2,000	2,004
Benchmark Mortgage Trust, Series 2018-B2, Class A4, 3.615% 2051[16]	1,000	1,105
Benchmark Mortgage Trust, Series 2020-B17, Class A5, 2.289% 2053[16]	2,960	3,039
BX Trust, Series 2021-SOAR, Class A, (1-month USD-LIBOR + 0.67%) 0.77% 2038[7,14,16]	7,538	7,552
BX Trust, Series 2021-SOAR, Class B, (1-month USD-LIBOR + 0.87%) 0.97% 2038[7,14,16]	1,361	1,365
BX Trust, Series 2021-SOAR, Class C, (1-month USD-LIBOR + 1.10%) 1.20% 2038[7,14,16]	1,229	1,233
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class AAB, 2.984% 2048[16]	904	936
Commercial Mortgage Trust, Series 2015-PC1, Class A5, 3.902% 2050[16]	4,735	5,205
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617% 2048[16]	1,201	1,270
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD-LIBOR + 1.08%) 1.155% 2038[7,14,16]	1,574	1,579
Extended Stay America Trust, Series 2021-ESH, Class B, (1-month USD-LIBOR + 1.38%) 1.455% 2038[7,14,16]	1,437	1,443
Extended Stay America Trust, Series 2021-ESH, Class C, (1-month USD-LIBOR + 1.70%) 1.775% 2038[7,14,16]	1,501	1,509
Grace Mortgage Trust, Series 2020-GRCE, Class A, 2.347% 2040[7,16]	5,201	5,320
GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 2053[16]	5,602	5,794
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2021-410T, Class A, 2.287% 2042[7,16]	1,431	1,470
Manhattan West Mortgage Trust, Series 2020-1MW, Class A, 2.13% 2039[7,16]	13,772	14,110
MHC Commercial Mortgage Trust, CMO, Series 2021-MHC, Class A, (1-month USD-LIBOR + 0.801%) 0.951% 2026[7,14,16]	3,950	3,960
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB, 3.557% 2047[16]	879	927
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class ASB, 3.04% 2048[16]	927	967
SLG Office Trust, Series 2021-OVA, Class A, 2.585% 2041[7,16]	7,020	7,333
		71,134

Collateralized mortgage-backed obligations (privately originated) 0.18%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 2048[7,14,16]	2,024	2,039
Arroyo Mortgage Trust, Series 2018-1, Class A1, 3.763% 2048[7,14,16]	1,219	1,220
Bellemeade Re, Ltd., Series 2019-3A, Class M1B, (1-month USD-LIBOR + 1.60%) 1.692% 2029[7,14,16]	3,810	3,823
Cascade Funding Mortgage Trust, Series 2018-RM2, Class A, 4.00% 2068[7,14,16]	1,874	1,958
Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257% 2037[7,16]	4,191	4,332
Credit Suisse Mortgage Trust, Series 2017-RPL3, Class A1, 2.00% 2060[7,14,16]	2,946	2,991
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IVA1, 6.00% 2034[16]	183	193
Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 2069[7,16]	9,761	10,612

126	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 2069[7,16]	$3,466	$3,791
JPMorgan Mortgage Trust, Series 2019-INV3, Class A13, 3.50% 2050[7,14,16]	733	749
JPMorgan Mortgage Trust, Series 2019-INV3, Class A3, 3.50% 2050[7,14,16]	700	714
Legacy Mortgage Asset Trust, Series 2019-GS5, Class A1, 3.20% 2059[7,14,16]	4,805	4,828
Legacy Mortgage Asset Trust, Series 2019-GS7, Class A1, 3.25% 2059[7,14,16]	1,322	1,331
Legacy Mortgage Asset Trust, Series 2019-GS2, Class A1, 3.75% 2059[7,14,16]	656	658
MASTR Alternative Loan Trust, Series 2004-2, Class 2A1, 6.00% 2034[16]	417	432
Mello Warehouse Securitization Trust, Series 2019-2, Class A, (1-month USD-LIBOR + 0.75%) 0.842% 2052[7,14,16]	3,001	3,006
Mortgage Repurchase Agreement Financing Trust, Series 2020-5, (1-month USD-LIBOR + 1.00%) 1.077% 2023[7,14,16]	2,862	2,867
MRA Issuance Trust, Series 2020-10, Class A, (1-month USD-LIBOR + 1.70%) 1.786% 2022[7,14,16]	7,829	7,834
Onslow Bay Financial LLC, Series 2020-INV1, Class A5, 3.50% 2049[7,14,16]	1,485	1,508
RMF Proprietary Issuance Trust, Series 2019-1, Class A, 2.75% 2063[7,14,16]	754	752
Sequoia Mortgage Trust, Series 2018-CH1, Class A1, 4.00% 2048[7,14,16]	1,015	1,031
Station Place Securitization Trust, Series 2021-WL2, Class A, (1-month USD-LIBOR + 0.70%) 0.792% 2054[7,14,16]	1,300	1,301
TIF Funding II LLC, Series 2021-1A, Class A, 1.65% 2046[7,16]	845	834
		58,804

Total mortgage-backed obligations		1,788,498

Asset-backed obligations 0.96%
Aesop Funding LLC, Series 2017-2A, Class A, 2.97% 2024[7,16]	1,920	1,994
Aesop Funding LLC, Series 2018-1A, Class A, 3.70% 2024[7,16]	1,114	1,184
Aesop Funding LLC, Series 2018-2A, Class A, 4.00% 2025[7,16]	3,100	3,352
Aesop Funding LLC, Series 2021-1A, Class A, 1.38% 2027[7,16]	13,378	13,390
Aesop Funding LLC, Series 2020-2, Class A, 2.02% 2027[7,16]	539	556
Aesop Funding LLC, Series 2020-2A, Class B, 2.96% 2027[7,16]	138	146
Allegro CLO, Ltd., Series 2016-1A, Class AR2, (3-month USD-LIBOR + 0.95%) 1.12% 2030[7,14,16]	2,875	2,875
Allegro CLO, Ltd., Series 2017-1A, Class AR, (3-month USD-LIBOR + 0.95%) 1.134% 2030[7,14,16]	1,639	1,639
ARES CLO, Ltd., Series 2017-42A, Class AR, (3-month USD-LIBOR + 0.92%) 1.114% 2028[7,14,16]	3,510	3,510
Ballyrock, Ltd., Series 2019-2A, Class A1AR, (3-month USD-LIBOR + 1.00%) 1.155% 2030[7,14,16]	3,660	3,660
Bankers Healthcare Group Securitization Trust, Series 2021-A, Class A, 1.42% 2033[7,16]	981	982
CarMaxAuto Owner Trust, Series 2020-1, Class A2, 1.87% 2023[16]	409	410
Cent CLO LP, Series 2014-21A, Class AR, (3-month USD-LIBOR + 0.97%) 1.151% 2030[7,14,16]	5,185	5,185
CF Hippolyta LLC, Series 2020-1, Class A1, 1.69% 2060[7,16]	5,454	5,548
CF Hippolyta LLC, Series 2020-1, Class A2, 1.99% 2060[7,16]	1,858	1,889
CF Hippolyta LLC, Series 2020-1, Class B1, 2.28% 2060[7,16]	945	962
CF Hippolyta LLC, Series 2020-1, Class B2, 2.60% 2060[7,16]	177	179
CF Hippolyta LLC, Series 2021-1, Class A1, 1.53% 2061[7,16]	6,402	6,452
CF Hippolyta LLC, Series 2021-1, Class B1, 1.98% 2061[7,16]	822	830
CLI Funding V LLC, Series 2020-2A, Class A, 2.03% 2045[7,16]	1,778	1,790
CLI Funding V LLC, Series 2020-3A, Class A, 2.07% 2045[7,16]	1,435	1,450
CLI Funding V LLC, Series 2020-1A, Class A, 2.08% 2045[7,16]	6,427	6,491
CLI Funding V LLC, Series 2020-3A, Class B, 3.30% 2045[7,16]	914	933
CLI Funding V LLC, Series 2021-1A, Class A, 1.64% 2046[7,16]	1,912	1,900
Cloud Pass-Through Trust, Series 2019-1A, Class CLOU, 3.554% 2022[7,14,16]	395	397
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class A, 2.01% 2029[7,16]	2,964	3,016
Drive Auto Receivables Trust, Series 2019-3, Class B, 2.65% 2024[16]	307	308
Drive Auto Receivables Trust, Series 2019-3, Class C, 2.90% 2025[16]	820	836
Drive Auto Receivables Trust, Series 2020-1, Class C, 2.36% 2026[16]	2,262	2,304
Drivetime Auto Owner Trust, Series 2019-3, Class B, 2.60% 2023[7,16]	94	94

American Funds Insurance Series	127

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Drivetime Auto Owner Trust, Series 2019-3, Class C, 2.74% 2025[7,16]	$110	$111
Dryden Senior Loan Fund, Series 2017-47A, Class A1R, CLO, (3-month USD-LIBOR + 0.98%) 1.17% 2028[7,14,16]	5,478	5,478
EDvestinU Private Education Loan LLC, Series 2021-A, Class A, 1.80% 2045[7,16]	485	487
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 2037[7,16]	13,444	13,437
Ford Credit Auto Owner Trust, Series 2017-1, Class A, 2.62% 2028[7,16]	4,330	4,395
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 2030[7,16]	4,825	5,124
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 2030[7,16]	6,000	6,448
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04% 2031[7,16]	8,861	9,207
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 2031[7,16]	9,605	10,372
GCI Funding I LLC, Series 2020-1, Class A, 2.82% 2045[7,16]	868	884
GCI Funding I LLC, Series 2020-1, Class B, 3.81% 2045[7,16]	349	349
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 2039[7,16]	2,987	3,144
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 2040[7,16]	12,617	12,789
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 2040[7,16]	15,817	15,988
Global SC Finance VII SRL, Series 2020-2A, Class B, 3.32% 2040[7,16]	654	666
Global SC Finance VII SRL, Series 2021-1A, Class A, 1.86% 2041[7,16]	4,811	4,796
Hertz Vehicle Financing LLC, Series 2021-1A, Class A, 1.21% 2025[7,16]	8,452	8,485
Hertz Vehicle Financing LLC, Series 2021-1A, Class B, 1.56% 2025[7,16]	634	637
Hertz Vehicle Financing LLC, Series 2021-1A, Class C, 2.05% 2025[7,16]	405	407
Hertz Vehicle Financing LLC, Series 2021-2A, Class A, 1.68% 2027[7,16]	9,163	9,194
Hertz Vehicle Financing LLC, Series 2021-2A, Class B, 2.12% 2027[7,16]	685	689
Hertz Vehicle Financing LLC, Series 2021-2A, Class C, 2.52% 2027[7,16]	429	432
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2017-2A, Class A, 3.29% 2023[7,16]	241	242
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2018-1A, Class A, 3.29% 2024[7,16]	311	313
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2018-3A, Class A, 4.03% 2024[7,16]	118	118
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2019-3A, Class A, 2.67% 2025[7,16]	292	294
Honda Auto Receivables Owner Trust, Series 2019-2, Class A3, 2.52% 2023[16]	1,957	1,982
Longfellow Place CLO, Ltd., Series 2013-1A, Class AR3, (3-month USD-LIBOR + 1.00%) 1.184% 2029[7,14,16]	4,048	4,048
Madison Park Funding, Ltd., CLO, Series 2015-17A, Class AR2, (3-month USD-LIBOR + 1.00%) 1.186% 2030[7,14,16]	5,545	5,545
Marathon CLO, Ltd., Series 2017-9A, Class A1AR, (3-month USD-LIBOR + 1.15%) 1.334% 2029[7,14,16]	4,230	4,230
Mercury Financial, Series 2021-1A, Class A, 1.54% 2026[7,16]	4,700	4,717
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 2069[7,16]	7,858	7,882
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 2062[7,16]	9,048	9,060
Nelnet Student Loan Trust, Series 2021-BA, Class AFX, 1.42% 2062[7,16]	14,949	15,002
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD-LIBOR + 0.97%) 1.146% 2030[7,14,16]	1,765	1,765
Palmer Square Loan Funding, CLO, Series 2020-4, Class A1, (3-month USD-LIBOR + 1.00%) 1.147% 2028[7,14,16]	2,682	2,685
Palmer Square Loan Funding, CLO, Series 2021-1, Class A1, (3-month USD-LIBOR + 0.90%) 1.055% 2029[7,14,16]	769	769
Race Point CLO, Ltd., Series 2015-9A, Class A1A2, (3-month USD-LIBOR + 0.94%) 1.181% 2030[7,14,16]	4,634	4,634
Santander Drive Auto Receivables Trust, Series 2020-1, Class A3, 2.03% 2024[16]	436	438
Santander Drive Auto Receivables Trust, Series 2020-1, Class B, 3.03% 2024[16]	345	352
Santander Drive Auto Receivables Trust, Series 2020-1, Class C, 4.11% 2025[16]	1,000	1,050
SMB Private Education Loan Trust, Series 2021-A, Class A2A2, (1-month USD-LIBOR + 0.73%) 0.823% 2053[7,14,16]	7,547	7,617
Sound Point CLO, Ltd., Series 2017-2A, Class AR, (3-month USD-LIBOR + 0.98%) 1.156% 2030[7,14,16]	3,233	3,233
Sound Point CLO, Ltd., Series 2017-3A, Class A1R, (3-month USD-LIBOR + 0.98%) 1.182% 2030[7,14,16]	5,530	5,533
Sound Point CLO, Ltd., Series 2015-1RA, Class AR, (3-month USD-LIBOR + 1.08%) 1.264% 2030[7,14,16]	2,985	2,985

128	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
TAL Advantage V LLC, Series 2020-1A, Class A, 2.05% 2045[7,16]	$2,195	$2,217
TAL Advantage V LLC, Series 2020-1A, Class B, 3.29% 2045[7,16]	246	251
Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 2045[7,16]	950	959
Textainer Marine Containers, Ltd., Series 2021-1A, Class A, 1.68% 2046[7,16]	1,054	1,045
Textainer Marine Containers, Ltd., Series 2021-2A, Class A, 2.23% 2046[7,16]	5,066	5,144
Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 2031[7,16]	3,250	3,429
Toyota Auto Loan Extended Note Trust, Series 2020-1, Class A, 1.35% 2033[7,16]	889	905
Toyota Auto Loan Extended Note Trust, Series 2021-1, Class A, 1.07% 2034[7,14,16]	7,257	7,269
Triton Container Finance LLC, Series 2020-1A, Class A, 2.11% 2045[7,16]	11,976	12,071
Triton Container Finance LLC, Series 2021-1A, Class A, 1.86% 2046[7,16]	3,221	3,210
Westlake Automobile Receivables Trust, Series 2019-2A, Class B, 2.62% 2024[7,16]	716	719
Westlake Automobile Receivables Trust, Series 2019-2A, Class C, 2.84% 2024[7,16]	1,390	1,410
		310,904

Bonds & notes of governments & government agencies outside the U.S. 0.18%
Asian Development Bank 1.00% 2026	5,130	5,148
CPPIB Capital, Inc. 2.25% 2022[7]	4,286	4,336
CPPIB Capital, Inc. 2.75% 2027[7]	6,600	7,188
KfW 2.125% 2022	375	380
Manitoba (Province of) 3.05% 2024	2,600	2,780
Morocco (Kingdom of) 3.00% 2032[7]	3,000	2,905
Morocco (Kingdom of) 4.00% 2050[7]	3,000	2,790
Peru (Republic of) 1.862% 2032	2,525	2,349
Peru (Republic of) 2.78% 2060	3,775	3,377
Qatar (State of) 3.375% 2024[7]	2,315	2,486
Qatar (State of) 4.00% 2029[7]	745	859
Qatar (State of) 4.817% 2049[7]	750	968
Quebec (Province of) 2.375% 2022	5,057	5,120
Quebec (Province of) 2.75% 2027	9,000	9,768
Saudi Arabia (Kingdom of) 3.25% 2030[7]	1,750	1,888
Saudi Arabia (Kingdom of) 5.25% 2050[7]	1,000	1,312
United Mexican States 2.659% 2031	2,703	2,647
United Mexican States 3.771% 2061	1,528	1,425
		57,726

Federal agency bonds & notes 0.11%
Fannie Mae 1.875% 2026	13,000	13,634
Fannie Mae 0.875% 2030[9]	23,958	22,723
		36,357

Municipals 0.09%
Connecticut 0.00%
Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-C-1, 4.00% 2044	25	26
Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-A-1, 4.00% 2044	20	21
		47

Florida 0.03%
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 1.705% 2027	5,335	5,425
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 2.154% 2030	5,365	5,474
		10,899

Illinois 0.02%
G.O. Bonds, Pension Funding, Series 2003, Assured Guaranty Municipal insured, 5.10% 2033	4,125	4,894

American Funds Insurance Series	129

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Municipals (continued)

Maryland 0.00%
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Ref. Bonds, Series 2014-E, 2.857% 2040	$30	$30

Minnesota 0.00%
Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2014-A, 4.00% 2038	55	58

Nebraska 0.00%
Investment Fin. Auth., Single Family Housing Rev. Bonds, Series 2013-A, 3.00% 2043	15	15

New York 0.02%
Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-C, 1.187% 2026	2,865	2,870
Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-C, 1.748% 2028	4,745	4,773
		7,643

Ohio 0.02%
Cleveland-Cuyahoga Port Auth., Federal Lease Rev. Bonds (VA Cleveland Health Care Center Project), Series 2021, 4.425% 2031	5,200	5,458

South Carolina 0.00%
Housing Fin. Auth., Mortgage Rev. Ref. Bonds, Series 2014, AMT, 4.00% 2041	20	21

South Dakota 0.00%
Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2014-F, 4.00% 2034	5	5

Tennessee 0.00%
Housing Dev. Agcy., Residential Fin. Program Bonds, Series 2013-2-A, AMT, 4.00% 2043	10	10

Total municipals		29,080

Total bonds, notes & other debt instruments (cost: $6,574,324,000)		6,801,368

Short-term securities 7.54%	Shares
Money market investments 7.47%
Capital Group Central Cash Fund 0.04%[6,18]	24,159,533	2,415,954

130	American Funds Insurance Series

Asset Allocation Fund (continued)

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.07%
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[18,19]	12,924,647	$12,924
Capital Group Central Cash Fund 0.04%[6,18,19]	104,483	10,448
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[18,19]	68,626	69
		23,441

Total short-term securities (cost: $2,439,255,000)		2,439,395

Total investment securities 103.98% (cost: $23,413,273,000)		33,634,369
Other assets less liabilities (3.98)%		(1,288,428)

Net assets 100.00%		$32,345,941

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[20] (000)	Value at 6/30/2021[21] (000)	Unrealized (depreciation) appreciation at 6/30/2021 (000)

2 Year U.S. Treasury Note Futures	Long	1,129	October 2021	$225,800	$248,741	$(435)
5 Year U.S. Treasury Note Futures	Short	4,213	October 2021	(421,300)	(520,009)	901
10 Year U.S. Treasury Note Futures	Short	990	September 2021	(99,000)	(131,175)	(415)
10 Year Ultra U.S. Treasury Note Futures	Short	1,742	September 2021	(174,200)	(256,428)	(3,097)
20 Year U.S. Treasury Bond Futures	Short	235	September 2021	(23,500)	(37,776)	(300)
30 Year Ultra U.S. Treasury Bond Futures	Short	207	September 2021	(20,700)	(39,886)	(517)

						$(3,863)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2021 (000)	Upfront premium paid (000)	Unrealized appreciation at 6/30/2021 (000)

U.S. EFFR	0.0795%	7/13/2025	$39,521	$862	$—	$862
Credit default swaps Centrally cleared credit default swaps on credit indices — buy protection
Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 6/30/2021 (000)	Upfront premium received (000)	Unrealized depreciation at 6/30/2021 (000)

CDX.NA.IG.36	1.00%/Quarterly	6/20/2026	$102,000	$(2,590)	$(2,208)	$(382)

American Funds Insurance Series	131

Asset Allocation Fund (continued)

Investments in affiliates6

	Value of affiliates at 1/1/2021 (000)	Additions (000)		Reductions (000)	Net realized gain (loss) (000)	Net unrealized (depreciation) appreciation (000)	Value of affiliates at 6/30/2021 (000)	Dividend income (000)
Common stocks 0.55%
Health care 0.03%
NuCana PLC (ADR)[1]	$13,367	$—		$—	$—	$(5,120)	$8,247	$—
Consumer discretionary 0.52%
Kontoor Brands, Inc.	150,072	—		36,658	14,043	41,773	169,230	2,800

Total common stocks							177,477

Investment funds 5.20%
Capital Group Central Corporate Bond Fund	—	1,677,901		—	—	3,297	1,681,198	259
Short-term securities 7.50%
Money market investments 7.47%
Capital Group Central Cash Fund 0.04%[18]	2,273,691	2,311,312		2,168,827	(9)	(213)	2,415,954	992
Money market investments purchased with collateral from securities on loan 0.03%
Capital Group Central Cash Fund 0.04%[18,19]	—	10,448	[22]				10,448	—	[23]

Total short-term securities							2,426,402

Total 13.25%					$14,034	$39,737	$4,285,077	$4,051

[1]	Security did not produce income during the last 12 months.

[2]

All or a portion of this security was on loan. The total value of all such securities was $25,453,000, which represented ..08% of the net assets of the fund. Refer to Note 5 for more information on securities lending.

[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $41,116,000, which represented .13% of the net assets of the fund.
[4]	Value determined using significant unobservable inputs.

[5]

Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

[6]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.

[7]

Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,281,012,000, which represented 3.96% of the net assets of the fund.

[8]	Amount less than one thousand.

[9]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $14,221,000, which represented .04% of the net assets of the fund.
[10]	Index-linked bond whose principal amount moves with a government price index.
[11]	Step bond; coupon rate may change at a later date.
[12]	Scheduled interest and/or principal payment was not received.

[13]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.

[14]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[15]

Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $15,993,000, which represented .05% of the net assets of the fund.

[16]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[17]	Purchased on a TBA basis.
[18]	Rate represents the seven-day yield at 6/30/2021.

[19]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[20]	Notional amount is calculated based on the number of contracts and notional contract size.
[21]	Value is calculated based on the notional amount and current market price.
[22]	Represents net activity. Refer to Note 5 for more information on securities lending.

[23]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets

Rotech Healthcare, Inc.	9/26/2013	$6,949	$19,795	.06%
Extraction Oil & Gas, Inc.	1/20/2021	555	1,184	.00

Total private placement securities		$7,504	$20,979	.06%

132	American Funds Insurance Series

Asset Allocation Fund (continued)

Key to abbreviations and symbol

ADR = American Depositary Receipts

Agcy. = Agency

AMT = Alternative Minimum Tax

Auth. = Authority

CAD = Canadian dollars

CLO = Collateralized Loan Obligations

CMO = Collateralized Mortgage Obligations

DAC = Designated Activity Company

Dept. = Department

Dev. = Development

EFFR = Effective Federal Funds Rate

Fin. = Finance

G.O. = General Obligation

LIBOR = London Interbank Offered Rate

Ref. = Refunding

Rev. = Revenue

SOFR = Secured Overnight Financing Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	133

Global Balanced Fund

Investment portfolio June 30, 2021	unaudited

Common stocks 61.22%	Shares	Value (000)
Information technology 13.80%
Taiwan Semiconductor Manufacturing Company, Ltd.	658,000	$14,052
Microsoft Corp.	43,721	11,844
Broadcom, Inc.	17,809	8,492
ASML Holding NV	10,504	7,217
PagSeguro Digital, Ltd., Class A1	84,179	4,707
Tokyo Electron, Ltd.	10,500	4,544
Amadeus IT Group SA, Class A, non-registered shares[1]	33,031	2,323
Edenred SA	33,076	1,885
Visa, Inc., Class A	7,691	1,798
Keyence Corp.	3,400	1,716
Mastercard, Inc., Class A	4,466	1,631
Amphenol Corp., Class A	23,612	1,615
Murata Manufacturing Co., Ltd.	15,800	1,206
		63,030

Health care 8.89%
AstraZeneca PLC	49,835	5,986
UnitedHealth Group, Inc.	13,787	5,521
Pfizer, Inc.	116,586	4,565
Danaher Corp.	12,903	3,463
Humana Inc.	7,588	3,359
Thermo Fisher Scientific, Inc.	5,194	2,620
Mettler-Toledo International, Inc.[1]	1,781	2,467
Coloplast A/S, Class B	14,862	2,439
Merck & Co., Inc.	28,792	2,239
Carl Zeiss Meditec AG, non-registered shares	8,497	1,642
Fisher & Paykel Healthcare Corp., Ltd.	74,190	1,614
Gilead Sciences, Inc.	21,202	1,460
Cigna Corp.	5,904	1,400
Novartis AG	11,212	1,022
Bayer AG	12,374	751
Organon & Co.[1]	1,695	51
		40,599

Financials 7.86%
JPMorgan Chase & Co.	50,515	7,857
Berkshire Hathaway, Inc., Class A1	14	5,861
Berkshire Hathaway, Inc., Class B1	216	60
Brookfield Asset Management, Inc., Class A (CAD denominated)	58,884	3,004
Aon PLC, Class A	10,249	2,447
Zurich Insurance Group AG	6,002	2,408
BlackRock, Inc.	2,556	2,236
AIA Group, Ltd.	178,000	2,212
Hong Kong Exchanges and Clearing, Ltd.	36,800	2,194
S&P Global, Inc.	4,998	2,052
Deutsche Boerse AG	9,146	1,596
FinecoBank SpA[1]	75,768	1,321
B3 SA-Brasil, Bolsa, Balcao	389,658	1,318
Legal & General Group PLC	362,095	1,290
Brookfield Asset Management Reinsurance Partners, Ltd.,Class A (CAD denominated)[1]	405	21
		35,877

Consumer discretionary 7.30%
Home Depot, Inc.	30,381	9,688
LVMH Moët Hennessy-Louis Vuitton SE	6,242	4,895
Domino’s Pizza, Inc.	8,432	3,933
Amazon.com, Inc.[1]	772	2,656
Ocado Group PLC[1]	78,363	2,171
Darden Restaurants, Inc.	14,828	2,165
Restaurant Brands International, Inc. (CAD denominated)	29,571	1,905
General Motors Company[1]	29,566	1,749

134	American Funds Insurance Series

Global Balanced Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Booking Holdings, Inc.[1]	704	$1,540
Industria de Diseño Textil, SA	32,265	1,137
Stellantis NV	48,207	946
Wynn Resorts, Ltd.[1]	4,407	539
		33,324

Consumer staples 6.71%
Nestlé SA	72,154	8,985
Philip Morris International, Inc.	60,296	5,976
Altria Group, Inc.	71,119	3,391
Kweichow Moutai Co., Ltd., Class A	10,500	3,342
British American Tobacco PLC	76,169	2,950
British American Tobacco PLC (ADR)	3,765	148
Keurig Dr Pepper, Inc.	84,587	2,981
Coca-Cola Europacific Partners PLC	17,523	1,039
Budweiser Brewing Co. APAC, Ltd.	308,000	972
Procter & Gamble Company	6,527	881
		30,665

Industrials 5.20%
SITC International Holdings Co., Ltd.	937,000	3,916
Airbus SE, non-registered shares[1]	22,178	2,852
Spirax-Sarco Engineering PLC	10,948	2,062
Lockheed Martin Corp.	5,420	2,051
SMC Corp.	3,100	1,832
Nidec Corp.	15,200	1,761
Watsco, Inc.	5,594	1,603
MTU Aero Engines AG	6,193	1,534
CSX Corp.	41,109	1,319
BAE Systems PLC	170,770	1,233
United Parcel Service, Inc., Class B	5,422	1,127
Honeywell International, Inc.	4,767	1,046
Union Pacific Corp.	4,256	936
Boeing Company[1]	2,057	493
		23,765

Materials 2.99%
Croda International PLC	26,816	2,733
Vale SA, ordinary nominative shares	118,297	2,694
Givaudan SA	560	2,604
Akzo Nobel NV	12,477	1,542
LyondellBasell Industries NV	14,783	1,521
Koninklijke DSM NV	7,351	1,372
Rio Tinto PLC	14,634	1,204
		13,670

Communication services 2.76%
Alphabet, Inc., Class C1	1,456	3,649
SoftBank Corp.	253,100	3,312
Verizon Communications, Inc.	49,974	2,800
Nintendo Co., Ltd.	3,800	2,210
América Móvil, SAB de CV, Series L (ADR)	41,843	628
		12,599

American Funds Insurance Series	135

Global Balanced Fund (continued)

Common stocks (continued)	Shares		Value (000)
Real estate 2.51%
Crown Castle International Corp. REIT		15,806	$3,084
Equinix, Inc. REIT		2,956	2,373
American Tower Corp. REIT		6,662	1,800
Longfor Group Holdings, Ltd.		318,500	1,784
Gaming and Leisure Properties, Inc. REIT		36,680	1,699
Shimao Group Holdings, Ltd.		290,000	711
			11,451

Energy 2.29%
TC Energy Corp. (CAD denominated)		57,287	2,835
BP PLC		545,052	2,375
Baker Hughes Co., Class A		73,987	1,692
Chevron Corp.		13,291	1,392
Pioneer Natural Resources Company		7,328	1,191
Petróleo Brasileiro SA (Petrobras), ordinary nominative shares (ADR)		78,873	964
			10,449

Utilities 0.91%
Enel SpA		362,163	3,363
Brookfield Infrastructure Partners LP		14,608	811
			4,174

Total common stocks (cost: $174,263,000)			279,603

Preferred securities 0.37%
Information technology 0.37%
Samsung Electronics Co., Ltd., nonvoting preferred shares		25,715	1,683

Total preferred securities (cost: $1,314,000)			1,683

Convertible stocks 0.36%
Utilities 0.36%
AES Corp., convertible preferred units, 6.875% 2024		15,300	1,646

Total convertible stocks (cost: $1,530,000)			1,646

Bonds, notes & other debt instruments 30.10%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 14.04%
Abu Dhabi (Emirate of) 2.50% 2022[2]		$200	206
Abu Dhabi (Emirate of) 0.75% 2023[2]		275	277
Agricultural Development Bank of China 3.75% 2029	CNY	550	86
Agricultural Development Bank of China 2.96% 2030		4,350	645
Australia (Commonwealth of), Series 152, 2.75% 2028	A$	885	738
Australia (Commonwealth of), Series 163, 1.00% 2031		660	470
Australia (Commonwealth of), Series 162, 1.75% 2051		400	265
Brazil (Federative Republic of) 0% 2021	BRL	3,000	603
Brazil (Federative Republic of) 6.00% 2024[3]		3,000	651
Canada 2.25% 2025	C$	1,400	1,193
Canada 0.25% 2026		570	445
Canada 2.25% 2029		1,265	1,098
China (People’s Republic of), Series 1916, 3.12% 2026	CNY	8,650	1,349
China (People’s Republic of), Series INBK, 2.85% 2027		7,000	1,072
China (People’s Republic of), Series IMBK, 3.28% 2027		400	63
China (People’s Republic of), Series 1906, 3.29% 2029		5,500	863
China (People’s Republic of), Series 1910, 3.86% 2049		4,610	736
China (People’s Republic of), Series INBK, 3.39% 2050		300	44
China (People’s Republic of), Series INBK, 3.81% 2050		7,480	1,188
China Development Bank Corp., Series 2008, 2.89% 2025		3,240	496

136	American Funds Insurance Series

Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
China Development Bank Corp., Series 2004, 3.43% 2027	CNY	1,060	$165
China Development Bank Corp., Series 1805, 4.04% 2028		8,230	1,319
China Development Bank Corp., Series 1805, 4.88% 2028		2,040	343
China Development Bank Corp., Series 1905, 3.48% 2029		11,080	1,713
Colombia (Republic of) 5.75% 2027	COP	1,978,800	505
Czech Republic 0% 2024	CZK	1,000	44
Czech Republic 1.25% 2025		13,000	599
French Republic O.A.T. 0% 2030		€1,320	1,561
French Republic O.A.T. 3.25% 2045		160	296
Germany (Federal Republic of) 0% 2025		822	1,001
Germany (Federal Republic of) 0.25% 2029		600	748
Germany (Federal Republic of) 0% 2030		642	782
Germany (Federal Republic of) 0% 2036		1,300	1,529
Germany (Federal Republic of) 0% 2050		655	714
Greece (Hellenic Republic of) 3.375% 2025		300	401
Greece (Hellenic Republic of) 3.75% 2028		280	406
Greece (Hellenic Republic of) 3.875% 2029		270	400
India (Republic of) 5.15% 2025	INR	28,000	370
Indonesia (Republic of), Series 78, 8.25% 2029	IDR	4,301,000	331
Indonesia (Republic of), Series 82, 7.00% 2030		1,000,000	71
Indonesia (Republic of), Series 87, 6.50% 2031		2,010,000	138
Indonesia (Republic of), Series 74, 7.50% 2032		597,000	44
Indonesia (Republic of), Series 65, 6.625% 2033		1,493,000	103
Israel (State of) 2.875% 2024		€200	257
Israel (State of) 1.50% 2027		100	128
Italy (Republic of) 0.10% 2023[3]		788	958
Italy (Republic of) 0.95% 2027		246	303
Italy (Republic of) 0.25% 2028		820	963
Italy (Republic of) 1.35% 2030		660	829
Japan, Series 134, 0.10% 2022		¥16,000	144
Japan, Series 17, 0.10% 2023[3]		10,480	95
Japan, Series 19, 0.10% 2024[3]		30,420	278
Japan, Series 18, 0.10% 2024[3]		20,840	190
Japan, Series 145, 0.10% 2025		98,050	891
Japan, Series 21, 0.10% 2026[3]		40,583	373
Japan, Series 346, 0.10% 2027		173,250	1,577
Japan, Series 22, 0.10% 2027[3]		25,438	234
Japan, Series 23, 0.10% 2028[3]		66,456	614
Japan, Series 24, 0.10% 2029[3]		213,816	1,980
Japan, Series 360, 0.10% 2030		368,900	3,343
Japan, Series 152, 1.20% 2035		303,400	3,094
Japan, Series 42, 1.70% 2044		94,100	1,061
Japan, Series 37, 0.60% 2050		26,950	238
Japan, Series 70, 0.70% 2051		13,050	118
Malaysia (Federation of), Series 0119, 3.906% 2026	MYR	1,380	351
Malaysia (Federation of), Series 0417, 3.899% 2027		1,300	330
Malaysia (Federation of), Series 0318, 4.642% 2033		400	105
Malaysia (Federation of), Series 0418, 4.893% 2038		2,800	732
Malaysia (Federation of), Series 0519, 3.757% 2040		1,650	374
Malaysia (Federation of), Series 0216, 4.736% 2046		409	104
Morocco (Kingdom of) 3.50% 2024		€100	130
Morocco (Kingdom of) 1.375% 2026		130	157
Morocco (Kingdom of) 1.50% 2031		125	139
Morocco (Kingdom of) 1.50% 2031		100	112
National Highways Authority of India 7.17% 2021	INR	30,000	410
Netherlands (Kingdom of the) 5.50% 2028		€100	165
Norway (Kingdom of) 1.75% 2025	NKr	4,500	537
Nova Scotia (Province of) 3.15% 2051	C$	170	151
Peru (Republic of) 2.392% 2026		$90	93
Philippines (Republic of) 0.001% 2024		¥100,000	894
Philippines (Republic of) 0.25% 2025		€100	119

American Funds Insurance Series	137

Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Philippines (Republic of) 1.648% 2031		$200	$193
Poland (Republic of), Series 1029, 2.75% 2029	PLN	410	118
Qatar (State of) 3.40% 2025[2]		$200	218
Romania 3.624% 2030		€692	950
Romania 3.624% 2030		225	309
Romania 2.00% 2032		100	120
Romania 2.00% 2033		540	637
Romania 3.50% 2034		65	88
Romania 3.875% 2035		170	237
Romania 3.375% 2038		80	104
Romania 4.625% 2049		39	59
Romania 3.375% 2050		73	93
Russian Federation 7.00% 2023	RUB	16,600	228
Russian Federation 2.875% 2025		€200	260
Russian Federation 2.875% 2025		100	130
Russian Federation 4.25% 2027		$200	224
Russian Federation 6.90% 2029	RUB	25,250	344
Russian Federation 7.65% 2030		38,320	546
Russian Federation 5.90% 2031		5,620	71
Russian Federation 8.50% 2031		5,530	83
Russian Federation 7.70% 2033		23,030	330
Russian Federation 7.25% 2034		8,140	113
Saudi Arabia (Kingdom of) 2.894% 2022[2]		$200	204
Serbia (Republic of) 3.125% 2027		€640	846
Serbia (Republic of) 3.125% 2027		125	165
South Korea (Republic of), Series 2209, 2.00% 2022	KRW	560,000	503
Spain (Kingdom of) 1.25% 2030		€480	616
Sri Lanka (Democratic Socialist Republic of) 6.25% 2021		$250	246
Tunisia (Republic of) 6.75% 2023		€150	173
Ukraine 6.75% 2026		150	194
Ukraine 6.876% 2029[2]		$250	260
United Kingdom 1.75% 2022		£280	395
United Kingdom 2.75% 2024		50	75
United Kingdom 0.375% 2030		730	976
United Kingdom 4.75% 2030		460	870
United Kingdom 4.25% 2032		280	525
United Kingdom 4.50% 2034		225	447
United Kingdom 0.625% 2035		675	879
United Kingdom 3.25% 2044		250	484
United Kingdom 0.625% 2050		95	112
United Kingdom 1.25% 2051		114	158
United Mexican States, Series M, 7.50% 2027	MXN	20,240	1,059
United Mexican States, Series M20, 8.50% 2029		11,500	635
United Mexican States, Series M, 8.00% 2047		4,000	212
			64,131

U.S. Treasury bonds & notes 10.53%
U.S. Treasury 10.46%
U.S. Treasury 0.125% 2022		$7,085	7,082
U.S. Treasury 1.875% 2022		700	707
U.S. Treasury 0.125% 2023		790	790
U.S. Treasury 0.375% 2025		10,167	9,984
U.S. Treasury 0.75% 2026		2,075	2,066
U.S. Treasury 0.875% 2026		454	454
U.S. Treasury 2.25% 2027		300	321
U.S. Treasury 2.875% 2028		1,275	1,416
U.S. Treasury 2.875% 2028		700	779
U.S. Treasury 0.625% 2030		2,640	2,467
U.S. Treasury 0.625% 2030		650	606
U.S. Treasury 0.875% 2030[4]		12,375	11,766
U.S. Treasury 1.625% 2031		375	381

138	American Funds Insurance Series

Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 1.875% 2041	$1,345	$1,316
U.S. Treasury 2.25% 2041	525	546
U.S. Treasury 2.875% 2046	400	463
U.S. Treasury 1.25% 2050	140	114
U.S. Treasury 1.375% 2050[4]	6,514	5,479
U.S. Treasury 2.375% 2051	990	1,056
		47,793

U.S. Treasury inflation-protected securities 0.07%
U.S. Treasury Inflation-Protected Security 1.00% 2049[3]	223	299

Total U.S. Treasury bonds & notes		48,092

Corporate bonds, notes & loans 4.67%
Financials 1.42%
ACE INA Holdings, Inc. 2.875% 2022	10	10
ACE INA Holdings, Inc. 3.35% 2026	10	11
ACE INA Holdings, Inc. 4.35% 2045	20	25
Allianz SE 4.75% perpetual bonds (3-month EUR-EURIBOR + 3.60% on 10/24/2023)[5]	€100	131
Bank of America Corp. 0.976% 2025 (USD-SOFR + 0.69% on 4/22/2024)[5]	$200	201
Bank of America Corp. 1.319% 2026 (USD-SOFR + 1.15% on 6/19/2025)[5]	500	501
Bank of America Corp. 1.734% 2027 (USD-SOFR + 0.96% on 7/22/2026)[5]	160	161
Bank of America Corp. 3.419% 2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[5]	236	257
Bank of America Corp. 2.496% 2031 (3-month USD-LIBOR + 0.99% on 2/13/2030)[5]	20	21
Citigroup, Inc. 0.981% 2025 (USD-SOFR + 0.669% on 5/1/2024)[5]	103	103
Citigroup, Inc. 3.106% 2026 (USD-SOFR + 2.842% on 3/8/2026)[5]	175	187
Citigroup, Inc. 1.462% 2027 (USD-SOFR + 0.67% on 6/9/2026)[5]	310	309
Commonwealth Bank of Australia 2.688% 2031[2]	225	225
Goldman Sachs Group, Inc. 2.905% 2023 (3-month USD-LIBOR + 0.99% on 7/24/2022)[5]	130	133
Goldman Sachs Group, Inc. 3.50% 2025	207	225
Goldman Sachs Group, Inc. 2.615% 2032 (USD-SOFR + 1.281% on 4/22/2031)[5]	130	133
Goldman Sachs Group, Inc. 1.00% 2033[2]	€210	250
Goldman Sachs Group, Inc. 4.017% 2038 (3-month USD-LIBOR + 1.373% on 10/31/2037)[5]	$78	92
Groupe BPCE SA 0.64% 2022	¥100,000	902
Groupe BPCE SA 5.70% 2023[2]	$200	222
Groupe BPCE SA 1.00% 2025	€100	123
HSBC Holdings PLC 4.292% 2026 (3-month USD-LIBOR + 1.348% on 9/12/2025)[5]	$200	223
JPMorgan Chase & Co. 3.25% 2022	28	29
JPMorgan Chase & Co. 1.578% 2027 (USD-SOFR + 0.885% on 4/22/2026)[5]	186	187
JPMorgan Chase & Co. 4.493% 2031 (USD-SOFR + 3.79% on 3/24/2030)[5]	160	190
Morgan Stanley 0.985% 2026 (USD-SOFR + 0.72% on 12/10/2025)[5]	200	197
Morgan Stanley 3.125% 2026	110	119
Morgan Stanley 1.593% 2027 (USD-SOFR + 0.879% on 5/4/2026)[5]	126	127
Morgan Stanley 2.699% 2031 (USD-SOFR + 1.143% on 1/22/2030)[5]	72	75
New York Life Insurance Company 3.75% 2050[2]	23	26
PNC Financial Services Group, Inc. 2.854% 2022[5]	100	104
Rabobank Nederland 3.875% 2023	€100	128
Royal Bank of Canada 1.20% 2026	$175	175
Skandinaviska Enskilda Banken AB 2.80% 2022	250	254
Wells Fargo & Company 2.393% 2028 (USD-SOFR + 2.10% on 6/2/2027)[5]	400	415
		6,471

Utilities 0.87%
Berkshire Hathaway Energy Company 3.70% 2030	25	28
Berkshire Hathaway Energy Company 1.65% 2031	175	168
CMS Energy Corp. 3.00% 2026	150	161
Duke Energy Carolinas, LLC 3.05% 2023	280	292

American Funds Insurance Series	139

Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Duke Energy Progress, LLC 3.70% 2028		$75	$85
Edison International 4.125% 2028		160	170
Enel Finance International SA 2.75% 2023[2]		200	208
Enel Finance International SA 3.50% 2028[2]		200	219
Enersis Américas SA 4.00% 2026		35	38
Exelon Corp. 3.40% 2026		150	163
Exelon Corp., junior subordinated, 3.497% 2022[5]		25	26
FirstEnergy Corp. 3.50% 2028[2]		35	38
Interstate Power and Light Co. 2.30% 2030		50	51
NextEra Energy Capital Holdings, Inc. 2.75% 2029		234	248
NextEra Energy Capital Holdings, Inc. 2.25% 2030		478	482
Niagara Mohawk Power Corp. 3.508% 2024[2]		85	92
Pacific Gas and Electric Co. 2.95% 2026		25	26
Pacific Gas and Electric Co. 2.10% 2027		100	97
Pacific Gas and Electric Co. 3.00% 2028		140	141
Pacific Gas and Electric Co. 4.65% 2028		114	126
Pacific Gas and Electric Co. 4.55% 2030		31	33
Pacific Gas and Electric Co. 2.50% 2031		600	563
Pacific Gas and Electric Co. 3.25% 2031		50	49
Pacific Gas and Electric Co. 3.50% 2050		137	122
State Grid Overseas Investment, Ltd. 1.25% 2022		€100	120
Xcel Energy, Inc. 3.35% 2026		$216	235
			3,981

Communication services 0.51%
AT&T, Inc. 2.75% 2031		375	390
AT&T, Inc. 2.55% 2033[2]		64	64
Deutsche Telekom International Finance BV 9.25% 2032		45	73
France Télécom 9.00% 2031[5]		65	102
KT Corp. 0.22% 2022		¥100,000	899
T-Mobile US, Inc. 2.05% 2028		$200	204
Verizon Communications, Inc. 0.375% 2029		€140	165
Verizon Communications, Inc. 2.55% 2031		$325	332
Verizon Communications, Inc. 0.75% 2032		€100	117
			2,346

Energy 0.50%
Canadian Natural Resources, Ltd. 2.95% 2030		$161	167
Enbridge, Inc. 4.25% 2026		70	79
Enbridge, Inc. 3.70% 2027		45	50
Enbridge, Inc. 3.40% 2051		39	39
Energy Transfer Operating LP 5.00% 2050		315	365
Halliburton Company 3.80% 2025		3	3
MPLX LP 2.65% 2030		75	76
MPLX LP 5.50% 2049		215	279
ONEOK, Inc. 4.45% 2049		255	282
Petróleos Mexicanos 7.19% 2024	MXN	3,363	160
Petróleos Mexicanos 7.47% 2026		5,330	240
Qatar Petroleum 3.125% 2041[2]		$270	269
SA Global Sukuk, Ltd. 2.694% 2031[2]		200	203
Statoil ASA 3.70% 2024		50	54
			2,266

Consumer discretionary 0.35%
Amazon.com, Inc. 2.80% 2024		45	48
Amazon.com, Inc. 1.20% 2027		50	50
Amazon.com, Inc. 2.50% 2050		305	289
Bayerische Motoren Werke AG 3.90% 2025[2]		70	77
Bayerische Motoren Werke AG 4.15% 2030[2]		70	82
DaimlerChrysler North America Holding Corp. 2.00% 2021[2]		200	200

140	American Funds Insurance Series

Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
General Motors Financial Co. 2.40% 2028	$150	$152
Hyundai Capital America 3.25% 2022[2]	65	67
Hyundai Capital America 1.50% 2026[2]	250	248
Hyundai Capital America 2.375% 2027[2]	109	112
Hyundai Capital Services, Inc. 3.75% 2023[2]	250	263
Toyota Motor Credit Corp. 3.375% 2030	33	37
		1,625

Health care 0.29%
Aetna, Inc. 2.80% 2023	10	11
Amgen, Inc. 1.90% 2025	40	42
Amgen, Inc. 2.20% 2027	30	31
AstraZeneca Finance LLC 2.25% 2031	9	9
AstraZeneca PLC 3.50% 2023	150	159
AstraZeneca PLC 3.00% 2051	36	37
Becton, Dickinson and Company 2.894% 2022	47	48
Becton, Dickinson and Company 3.734% 2024	35	38
Becton, Dickinson and Company 3.70% 2027	43	48
Becton, Dickinson and Company 2.823% 2030	28	29
Cigna Corp. 4.125% 2025	80	90
EMD Finance LLC 3.25% 2025[2]	250	269
Medtronic, Inc. 3.50% 2025	31	34
Stryker Corp. 0.75% 2029	€210	255
Takeda Pharmaceutical Company, Ltd. 2.25% 2026	100	131
Thermo Fisher Scientific, Inc. 4.133% 2025	$84	93
		1,324

Consumer staples 0.29%
Altria Group, Inc. 1.00% 2023	€110	132
Altria Group, Inc. 2.20% 2027	270	346
Anheuser-Busch InBev NV 4.00% 2028	$100	114
Anheuser-Busch InBev NV 4.75% 2029	220	262
British American Tobacco PLC 3.215% 2026	62	66
British American Tobacco PLC 3.557% 2027	105	113
British American Tobacco PLC 3.462% 2029	75	79
Keurig Dr Pepper, Inc. 4.597% 2028	175	206
		1,318

Real estate 0.19%
American Campus Communities, Inc. 3.75% 2023	100	105
American Campus Communities, Inc. 4.125% 2024	90	98
American Tower Corp. 0.875% 2029	€250	299
Equinix, Inc. 2.15% 2030	$197	196
Essex Portfolio LP 3.50% 2025	120	130
Essex Portfolio LP 3.375% 2026	40	43
		871

Information technology 0.13%
Broadcom, Inc. 3.15% 2025	17	18
Broadcom, Inc. 4.15% 2030	70	79
Broadcom, Inc. 3.419% 2033[2]	53	56
Microsoft Corp. 2.40% 2026	187	199
Oracle Corp. 2.65% 2026	216	228
		580

American Funds Insurance Series	141

Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials 0.10%
Carrier Global Corp. 2.242% 2025		$36	$38
Carrier Global Corp. 2.493% 2027		30	31
CSX Corp. 3.80% 2050		6	7
CSX Corp. 2.50% 2051		75	68
Lima Metro Line 2 Finance, Ltd. 5.875% 2034[2]		103	120
United Technologies Corp. 4.125% 2028		170	196
			460

Materials 0.02%
Vale Overseas, Ltd. 3.75% 2030		94	100

Total corporate bonds, notes & loans			21,342

Mortgage-backed obligations 0.80%
Other mortgage-backed securities 0.80%
Korea Housing Finance Corp. 2.00% 2021[2,6]		250	251
Nordea Kredit 0.50% 2040[6]	DKr	1,768	270
Nykredit Realkredit AS, Series 01E, 1.50% 2037[6]		652	108
Nykredit Realkredit AS, Series 01E, 0.50% 2040[6]		7,868	1,207
Nykredit Realkredit AS, Series 01E, 1.50% 2040[6]		1,653	272
Nykredit Realkredit AS, Series 01E, 0.50% 2043[6]		8,574	1,304
Nykredit Realkredit AS, Series 01E, 0.50% 2050[6]		1,441	213
			3,625

Federal agency mortgage-backed obligations 0.00%
Government National Mortgage Assn. Pool #MA5986 4.00% 2049[6]		$12	13

Total mortgage-backed obligations			3,638

Municipals 0.04%
Ohio 0.02%
Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2048		100	103

Texas 0.02%
Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 2052		80	82

Total municipals			185

Asset-backed obligations 0.02%
OSW Structured Asset Trust, Series 2020-RPL1, Class A1, 3.072% 2059[2,6,7]		87	87

Total bonds, notes & other debt instruments (cost: $136,749,000)			137,475

Short-term securities 7.76%	Shares
Money market investments 6.48%
Capital Group Central Cash Fund 0.04%[8,9]		295,778	29,578

	Weighted average yield at acquisition	Principal amount (000)
U.S. Treasury bills 1.10%
U.S. Treasury 4/21/2022	0.047%	$5,000	4,997

142	American Funds Insurance Series

Global Balanced Fund (continued)

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)	Value (000)
Bills & notes of governments & government agencies outside the U.S. 0.18%
Egyptian Treasury 7/20/2021	11.721%	EGP 1,700	$108
Egyptian Treasury 10/19/2021	11.994	1,700	104
Egyptian Treasury 10/26/2021	12.115	8,600	526
Egyptian Treasury 1/4/2022	12.011	1,700	101
			839

Total short-term securities (cost: $35,417,000)			35,414

Total investment securities 99.81% (cost: $349,273,000)			455,821
Other assets less liabilities 0.19%			863

Net assets 100.00%			$456,684

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[10] (000)	Value at 6/30/2021[11] (000)	Unrealized appreciation (depreciation) at 6/30/2021 (000)
90 Day Euro Dollar Futures	Short	77	September 2022	$(19,250)	$(19,180)	$7
90 Day Euro Dollar Futures	Long	77	September 2023	19,250	19,057	(12)
5 Year U.S. Treasury Note Futures	Long	27	October 2021	2,700	3,333	— [12]
10 Year Italy Government Bond Futures	Short	3	September 2021	€(300)	(539)	3
10 Year Euro-Bund Futures	Short	8	September 2021	(800)	(1,637)	(7)
10 Year Ultra U.S. Treasury Note Futures	Short	10	September 2021	$(1,000)	(1,472)	(21)
20 Year U.S. Treasury Bond Futures	Long	2	September 2021	200	322	2

						$(28)

Forward currency contracts

Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 6/30/2021 (000)
USD494	EUR420	Citibank	7/1/2021	$(4)
EUR420	USD505	Goldman Sachs	7/1/2021	(6)
USD112	TRY950	Bank of America	7/6/2021	3
TRY950	USD108	Bank of America	7/6/2021	— [12]
USD563	CZK11,700	HSBC Bank	7/12/2021	19
USD411	NZD570	HSBC Bank	7/12/2021	12
USD449	EUR370	Goldman Sachs	7/12/2021	10
USD272	AUD350	HSBC Bank	7/12/2021	9
USD603	MXN11,865	HSBC Bank	7/12/2021	9
USD574	ILS1,860	HSBC Bank	7/12/2021	3
GBP200	EUR232	Citibank	7/12/2021	2
USD338	JPY37,360	Bank of New York Mellon	7/12/2021	2
USD1,009	EUR850	Goldman Sachs	7/12/2021	1
USD334	JPY36,960	HSBC Bank	7/12/2021	1
CAD10	USD8	Morgan Stanley	7/12/2021	— [12]
USD56	CNH360	Standard Chartered Bank	7/12/2021	— [12]
EUR1,538	DKK11,440	Goldman Sachs	7/12/2021	— [12]
CZK11,700	EUR461	HSBC Bank	7/12/2021	(2)
CNH1,660	USD259	Citibank	7/12/2021	(3)
JPY101,100	USD920	Bank of America	7/12/2021	(10)

American Funds Insurance Series	143

Global Balanced Fund (continued)

Forward currency contracts (continued)

Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 6/30/2021 (000)
JPY129,600	USD1,187	Goldman Sachs	7/12/2021	$(20)
EUR3,076	USD3,755	Citibank	7/12/2021	(107)
USD11	RUB800	Citibank	7/14/2021	— [12]
USD823	KRW933,600	Citibank	7/15/2021	(3)
EUR449	NOK4,630	Morgan Stanley	7/15/2021	(5)
KRW933,600	USD838	Standard Chartered Bank	7/15/2021	(11)
USD424	EUR350	Goldman Sachs	7/16/2021	9
USD630	JPY69,100	Goldman Sachs	7/16/2021	8
USD560	JPY61,590	Bank of America	7/16/2021	5
USD179	EUR150	Bank of New York Mellon	7/16/2021	2
USD285	EUR240	Goldman Sachs	7/16/2021	— [12]
AUD340	USD263	Citibank	7/16/2021	(8)
USD1,392	CAD1,690	Morgan Stanley	7/19/2021	29
USD1,014	GBP720	UBS AG	7/19/2021	18
USD465	CAD570	UBS AG	7/19/2021	5
USD231	COP855,000	Standard Chartered Bank	7/19/2021	3
SEK1,830	USD220	Standard Chartered Bank	7/19/2021	(6)
CAD680	USD558	HSBC Bank	7/19/2021	(10)
KRW1,421,430	USD1,255	Standard Chartered Bank	7/20/2021	3
USD654	BRL3,300	Citibank	7/20/2021	(8)
EUR545	CZK13,940	Standard Chartered Bank	7/21/2021	(2)
USD191	COP713,000	Bank of America	7/22/2021	2
USD225	AUD300	Citibank	7/22/2021	— [12]
USD256	MXN5,320	Bank of America	7/22/2021	(10)
USD387	MYR1,606	Standard Chartered Bank	7/23/2021	— [12]
USD65	MYR272	Standard Chartered Bank	7/23/2021	— [12]
USD465	MYR1,941	Standard Chartered Bank	7/23/2021	(2)
USD560	BRL2,788	Standard Chartered Bank	7/27/2021	1
USD1,100	GBP790	HSBC Bank	7/28/2021	7
USD1,020	EUR840	Standard Chartered Bank	9/20/2021	22
USD421	INR31,100	Bank of New York Mellon	9/23/2021	8

				$(24)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)		Value at 6/30/2021 (000)	Upfront premium paid (000)	Unrealized appreciation (depreciation) at 6/30/2021 (000)
3-month AUD-BBSW	0.29%	3/4/2024	A$	1,590	$4	$—	$4
0.3653%	3-month USD-LIBOR	3/5/2024		$1,230	(4)	—	(4)
(0.4545)%	6-month EURIBOR	4/1/2024		€3,500	(5)	—	(5)
6.14%	28-day MXN-TIIE	6/8/2026	MXN	2,600	(3)	—	(3)
6.115%	28-day MXN-TIIE	6/8/2026		2,600	(3)	—	(3)
6.12%	28-day MXN-TIIE	6/8/2026		4,000	(4)	—	(4)
6.13%	28-day MXN-TIIE	6/8/2026		9,200	(9)	—	(9)
6.16%	28-day MXN-TIIE	6/9/2026		5,200	(5)	—	(5)
6.15%	28-day MXN-TIIE	6/9/2026		5,300	(5)	—	(5)
6.195%	28-day MXN-TIIE	6/10/2026		2,700	(2)	—	(2)
6.23%	28-day MXN-TIIE	6/10/2026		2,700	(2)	—	(2)
6.36%	28-day MXN-TIIE	6/12/2026		2,300	(1)	—	(1)
6.633%	28-day MXN-TIIE	6/25/2026		8,900	1	—	1

144	American Funds Insurance Series

Global Balanced Fund (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Receive	Pay	Expiration date	Notional (000)		Value at 6/30/2021 (000)		Upfront premium paid (000)	Unrealized appreciation (depreciation) at 6/30/2021 (000)
6.6175%	28-day MXN-TIIE	6/25/2026	MXN	8,600	$1		$—	$1
6.64%	28-day MXN-TIIE	6/25/2026		3,200	—	[12]	—	—	[12]
6.585%	28-day MXN-TIIE	6/25/2026		2,600	—	[12]	—	—	[12]
6.59%	28-day MXN-TIIE	6/25/2026		2,000	—	[12]	—	—	[12]
6.58%	28-day MXN-TIIE	6/25/2026		11,300	—	[12]	—	—	[12]
1.72375%	6-month AUD-BBSW	3/4/2031	A$	600	7		—	7
3-month USD-LIBOR	1.4822%	3/5/2031		$450	(4)		—		(4)
6-month EURIBOR	0.5092%	4/1/2051		€370	(4)		—		(4)

							$—		$(38)

Credit default swaps Centrally cleared credit default swaps on credit indices — buy protection
Receive	Pay/ Payment frequency	Expiration date	Notional (000)		Value at 6/30/2021 (000)		Upfront premium received (000)	Unrealized depreciation at 6/30/2021 (000)
ITRXEUR.IG.35	1.00%/Quarterly	6/20/2026		$1,210	$(39)		$(34)		$(5)

Investments in affiliates9

	Value of affiliate at 1/1/2021 (000)	Additions (000)	Reductions (000)	Net realized loss (000)		Net unrealized depreciation (000)	Value of affiliate at 6/30/2021 (000)	Dividend income (000)
Short-term securities 6.48%
Money market investments 6.48%
Capital Group Central Cash Fund 0.04%[8]	$24,329	$99,850	$94,598	$—	[12]	$(3)	$29,578	$12

[1]	Security did not produce income during the last 12 months.

[2]

Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $4,813,000, which represented 1.05% of the net assets of the fund.

[3]	Index-linked bond whose principal amount moves with a government price index.

[4]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $261,000, which represented .06% of the net assets of the fund.
[5]	Step bond; coupon rate may change at a later date.

[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

[7]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[8]	Rate represents the seven-day yield at 6/30/2021.

[9]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[10]	Notional amount is calculated based on the number of contracts and notional contract size.
[11]	Value is calculated based on the notional amount and current market price.
[12]	Amount less than one thousand.

American Funds Insurance Series	145

Global Balanced Fund (continued)

Key to abbreviations and symbols

ADR = American Depositary Receipts

AUD/A$ = Australian dollars

BBSW = Bank Bill Swap Rate

BRL = Brazilian reais

CAD = Canadian dollars

CNH/CNY = Chinese yuan renminbi

COP = Colombian pesos

CZK = Czech korunas

DKK/DKr = Danish kroner

EGP = Egyptian pounds

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

GBP/£ = British pounds

ILS = Israeli shekels

INR = Indian rupees

JPY/¥ = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NOK = Norwegian kroner

NZD = New Zealand dollars

Ref. = Refunding

Rev. = Revenue

RUB = Russian rubles

SEK = Swedish kronor

SOFR = Secured Overnight Financing Rate

TIIE = Equilibrium Interbank Interest Rate

TRY = Turkish lira

USD/$ = U.S. dollars

See notes to financial statements.

146	American Funds Insurance Series

The Bond Fund of America (formerly Bond Fund)

Investment portfolio June 30, 2021	unaudited

Bonds, notes & other debt instruments 97.05%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 49.60%
U.S. Treasury 43.43%
U.S. Treasury 0.125% 2023	$39,035	$38,953
U.S. Treasury 2.625% 2023	70,000	73,961
U.S. Treasury 2.75% 2023	73,600	77,001
U.S. Treasury 0.25% 2024	250,000	249,007
U.S. Treasury 0.25% 2024	224,500	223,123
U.S. Treasury 0.375% 2024	712,000	711,116
U.S. Treasury 2.125% 2024	72,100	75,839
U.S. Treasury 2.125% 2024[1]	72,100	75,732
U.S. Treasury 0.375% 2025	200,000	196,213
U.S. Treasury 2.875% 2025[1]	96,200	104,594
U.S. Treasury 2.875% 2025	72,100	78,201
U.S. Treasury 0.375% 2026	100,000	98,008
U.S. Treasury 0.75% 2026	657,335	654,033
U.S. Treasury 0.75% 2026	489,405	486,656
U.S. Treasury 1.375% 2026[1]	75,000	76,785
U.S. Treasury 1.625% 2026	50,000	51,809
U.S. Treasury 0.50% 2027	165,625	160,644
U.S. Treasury 0.50% 2027	160,000	154,294
U.S. Treasury 2.25% 2027[1]	120,200	128,577
U.S. Treasury 2.25% 2027[1]	72,100	77,064
U.S. Treasury 6.125% 2027	24,000	31,448
U.S. Treasury 1.25% 2028	79,480	79,683
U.S. Treasury 2.875% 2028	72,100	80,183
U.S. Treasury 1.625% 2031	492,869	500,539
U.S. Treasury 1.125% 2040	88,288	76,155
U.S. Treasury 1.375% 2040	40,000	35,893
U.S. Treasury 1.875% 2041	75,500	73,850
U.S. Treasury 2.25% 2041	47,425	49,323
U.S. Treasury 3.00% 2049[1]	150,000	179,231
U.S. Treasury 1.25% 2050	44,000	35,852
U.S. Treasury 1.375% 2050	73,237	61,598
U.S. Treasury 1.875% 2051[1]	640,504	610,023
U.S. Treasury 2.375% 2051	65,775	70,192
		5,675,580

U.S. Treasury inflation-protected securities 6.17%
U.S. Treasury Inflation-Protected Security 0.125% 2023[2]	159,150	166,309
U.S. Treasury Inflation-Protected Security 0.625% 2023[2]	54,472	57,627
U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	37,000	39,908
U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	17,911	19,265
U.S. Treasury Inflation-Protected Security 0.50% 2024[2]	13,112	14,139
U.S. Treasury Inflation-Protected Security 0.625% 2024[2]	16,760	18,055
U.S. Treasury Inflation-Protected Security 0.125% 2026[2]	115,135	125,370
U.S. Treasury Inflation-Protected Security 0.375% 2027[1,2]	81,856	91,397
U.S. Treasury Inflation-Protected Security 0.50% 2028[1,2]	81,177	91,043
U.S. Treasury Inflation-Protected Security 0.125% 2031[2]	94,971	104,570
U.S. Treasury Inflation-Protected Security 0.125% 2051[2]	71,014	77,845
		805,528

Total U.S. Treasury bonds & notes		6,481,108

Corporate bonds, notes & loans 30.36%
Financials 6.00%
ACE INA Holdings, Inc. 2.875% 2022	3,625	3,733
ACE INA Holdings, Inc. 3.35% 2026	2,025	2,225
ACE INA Holdings, Inc. 4.35% 2045	2,220	2,810
AerCap Holdings NV 6.50% 2025	1,798	2,110
Ally Financial, Inc. 5.125% 2024	1,500	1,691
Ally Financial, Inc. 8.00% 2031	8,479	11,940
Ally Financial, Inc. 8.00% 2031	7,070	10,169

American Funds Insurance Series	147

The Bond Fund of America (formerly Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
American International Group, Inc. 4.20% 2028	$9,875	$11,374
Arthur J. Gallagher & Co. 2.50% 2031	1,354	1,369
Arthur J. Gallagher & Co. 3.50% 2051	1,073	1,126
Banco Do Brasil, SA 4.75% 2024[3]	1,400	1,496
Bank of America Corp. 1.658% 2027 (USD-SOFR + 0.91% on 3/11/2026)[4]	981	989
Bank of America Corp. 1.734% 2027 (USD-SOFR + 0.96% on 7/22/2026)[4]	3,194	3,220
Bank of America Corp. 3.419% 2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[4]	10,129	11,039
Bank of America Corp. 2.087% 2029 (USD-SOFR + 1.06% on 6/14/2028)[4]	682	688
Bank of America Corp. 1.922% 2031 (USD-SOFR + 1.37% on 10/24/2030)[4]	21,177	20,659
Bank of America Corp. 2.687% 2032 (USD-SOFR + 1.32% on 4/22/2031)[4]	10,318	10,622
Bank of China, Ltd. (Hong Kong Branch) 3.875% 2025	236	258
Bank of China, Ltd. (Hong Kong Branch) 4.00% 2028	200	223
Bank of Nova Scotia 1.35% 2026	3,345	3,347
Berkshire Hathaway Finance Corp. 4.20% 2048	8,720	10,794
BNP Paribas 3.80% 2024[3]	18,775	20,150
BNP Paribas 2.819% 2025 (3-month USD-LIBOR + 1.111% on 11/19/2024)[3,4]	2,875	3,026
BNP Paribas 3.375% 2025[3]	6,425	6,897
BNP Paribas 2.219% 2026 (USD-SOFR + 2.074% on 6/9/2025)[3,4]	12,000	12,376
BNP Paribas 1.323% 2027 (USD-SOFR + 1.004% on 1/13/2026)[3,4]	8,425	8,329
BNP Paribas 2.871% 2032 (USD-SOFR + 1.387% on 4/19/2032)[3,4]	3,475	3,571
CIT Group, Inc. 3.929% 2024 (USD-SOFR + 3.827% on 6/19/2023)[4]	5,410	5,717
CIT Group, Inc. 4.75% 2024	2,066	2,245
Citigroup, Inc. 4.60% 2026	1,800	2,050
Citigroup, Inc. 1.462% 2027 (USD-SOFR + 0.67% on 6/9/2026)[4]	8,740	8,713
Crédit Agricole SA 1.907% 2026 (USD-SOFR + 1.676% on 6/16/2025)[3,4]	4,450	4,539
Crédit Agricole SA 1.247% 2027 (USD-SOFR + 0.892% on 1/26/2026)[3,4]	3,400	3,349
Credit Suisse Group AG 2.997% 2023 (3-month USD-LIBOR + 1.20% on 12/14/2022)[3,4]	12,000	12,396
Credit Suisse Group AG 3.80% 2023	12,925	13,703
Credit Suisse Group AG 4.207% 2024 (3-month USD-LIBOR + 1.24% on 6/12/2023)[3,4]	500	533
Credit Suisse Group AG 2.593% 2025 (USD-SOFR + 1.56% on 9/11/2024)[3,4]	850	885
Credit Suisse Group AG 2.193% 2026 (USD-SOFR + 2.044% on 6/5/2025)[3,4]	5,750	5,891
Credit Suisse Group AG 1.305% 2027 (USD-SOFR + 0.98% on 2/2/2026)[3,4]	10,950	10,736
Credit Suisse Group AG 4.194% 2031 (USD-SOFR + 3.73% on 4/1/2030)[3,4]	3,096	3,482
Credit Suisse Group AG 3.091% 2032 (USD-SOFR + 1.73% on 5/14/2031)[3,4]	6,123	6,322
Deutsche Bank AG 4.25% 2021	525	531
Deutsche Bank AG 3.30% 2022	2,695	2,793
Deutsche Bank AG 5.00% 2022	2,675	2,748
Deutsche Bank AG 3.95% 2023	6,350	6,670
Deutsche Bank AG 0.898% 2024	2,500	2,490
Deutsche Bank AG 2.222% 2024 (USD-SOFR + 2.159% on 9/18/2023)[4]	10,475	10,762
Deutsche Bank AG 3.70% 2024	4,950	5,308
Deutsche Bank AG 3.70% 2024	2,750	2,955
Deutsche Bank AG 3.961% 2025 (USD-SOFR + 2.581% on 11/26/2024)[4]	8,586	9,288
Deutsche Bank AG 2.129% 2026 (USD-SOFR + 1.87% on 11/24/2025)[4]	42,264	42,915
Deutsche Bank AG 4.10% 2026	7,305	8,016
Deutsche Bank AG 4.10% 2026	857	941
Deutsche Bank AG 3.547% 2031 (USD-SOFR + 3.043% on 9/18/2030)[4]	2,900	3,090
Deutsche Bank AG 3.035% 2032 (USD-SOFR + 1.718% on 5/28/2031)[4]	2,100	2,140
Deutsche Bank AG 3.729% 2032 (USD-SOFR + 2.757% on 1/14/2031)[4]	4,000	4,075
DNB Bank ASA 1.535% 2027 (5-year UST Yield Curve Rate T Note Constant Maturity + 0.72% on 5/25/2026)[3,4]	1,200	1,203
GE Capital Funding, LLC 4.05% 2027	5,078	5,751
GE Capital Funding, LLC 4.40% 2030	10,000	11,662
Goldman Sachs Group, Inc. 5.75% 2022	4,800	4,949
Goldman Sachs Group, Inc. 1.431% 2027 (USD-SOFR + 0.795% on 3/9/2026)[4]	3,030	3,023
Goldman Sachs Group, Inc. 1.542% 2027 (USD-SOFR + 0.818% on 9/10/2026)[4]	13,275	13,254
Goldman Sachs Group, Inc. 3.814% 2029 (3-month USD-LIBOR + 1.158% on 4/23/2028)[4]	9,600	10,748

148	American Funds Insurance Series

The Bond Fund of America (formerly Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Goldman Sachs Group, Inc. 2.615% 2032 (USD-SOFR + 1.281% on 4/22/2031)[4]	$7,605	$7,774
Goldman Sachs Group, Inc., Series O, 5.30% junior subordinated perpetual bonds (3-month USD-LIBOR + 3.834% on 11/10/2026)[4]	1,750	1,966
Groupe BPCE SA 2.75% 2023[3]	6,875	7,128
Groupe BPCE SA 5.70% 2023[3]	28,166	31,198
Groupe BPCE SA 5.15% 2024[3]	5,481	6,109
Groupe BPCE SA 1.652% 2026 (USD-SOFR + 1.52% on 10/6/2025)[3,4]	6,350	6,382
HSBC Holdings PLC 4.583% 2029 (3-month USD-LIBOR + 1.535% on 6/19/2028)[4]	12,000	13,878
HSBC Holdings PLC 2.804% 2032 (USD-SOFR + 1.187% on 5/24/2031)[4]	6,490	6,665
Huarong Finance II Co., Ltd. 5.00% 2025	280	202
Huarong Finance II Co., Ltd. 5.50% 2025	200	149
Huarong Finance II Co., Ltd. 4.875% 2026	882	622
Intesa Sanpaolo SpA 3.375% 2023[3]	10,035	10,452
Intesa Sanpaolo SpA 3.25% 2024[3]	770	820
Intesa Sanpaolo SpA 5.017% 2024[3]	68,143	74,180
Intesa Sanpaolo SpA 5.71% 2026[3]	15,400	17,430
Intesa Sanpaolo SpA 3.875% 2027[3]	6,250	6,800
Intesa Sanpaolo SpA 3.875% 2028[3]	1,986	2,150
JPMorgan Chase & Co. 0.969% 2025 (USD-SOFR + 0.58% on 6/23/2024)[4]	5,870	5,880
JPMorgan Chase & Co. 1.578% 2027 (USD-SOFR + 0.885% on 4/22/2026)[4]	3,088	3,105
JPMorgan Chase & Co. 2.069% 2029 (USD-SOFR + 1.015% on 6/1/2028)[4]	2,453	2,475
JPMorgan Chase & Co. 3.509% 2029 (3-month USD-LIBOR + 0.945% on 1/23/2028)[4]	9,600	10,589
JPMorgan Chase & Co. 4.203% 2029 (3-month USD-LIBOR + 1.26% on 7/23/2028)[4]	11,980	13,778
JPMorgan Chase & Co. 2.522% 2031 (USD-SOFR + 2.04% on 4/22/2030)[4]	1,766	1,819
JPMorgan Chase & Co. 2.58% 2032 (USD-SOFR + 1.25% on 4/22/2031)[4]	4,802	4,932
Lloyds Banking Group PLC 2.438% 2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.00% on 2/5/2025)[4]	2,675	2,791
Lloyds Banking Group PLC 4.375% 2028	8,825	10,146
MetLife Capital Trust IV, junior subordinated, 7.875% 2067 (3-month USD-LIBOR + 3.96% on 12/1/2037)[3,4]	1,405	1,960
MetLife, Inc. 3.60% 2025	3,490	3,862
Morgan Stanley 2.72% 2025 (USD-SOFR + 1.152% on 7/22/2024)[4]	2,300	2,420
OneMain Holdings, Inc. 7.125% 2026	250	292
PNC Financial Services Group, Inc. 2.854% 2022[4]	5,850	6,054
PNC Funding Corp. 3.30% 2022	8,700	8,861
Rede D’Or Finance SARL 4.50% 2030[3]	3,000	3,084
Santander Holdings USA, Inc. 3.50% 2024	8,325	8,910
Synchrony Financial 2.85% 2022	5,400	5,529
Synchrony Financial 4.375% 2024	3,640	3,964
Travelers Companies, Inc. 2.55% 2050	768	743
UniCredit SpA 3.75% 2022[3]	2,545	2,607
UniCredit SpA 6.572% 2022[3]	11,295	11,645
UniCredit SpA 4.625% 2027[3]	1,395	1,567
UniCredit SpA 5.861% 2032 (5-year USD-ICE Swap + 3.703% on 6/19/2027)[3,4]	16,130	17,831
UniCredit SpA 7.296% 2034 (5-year USD-ICE Swap + 4.914% on 4/2/2029)[3,4]	10,221	12,302
UniCredit SpA 5.459% 2035 (5-year USD-ICE Swap + 4.75% on 6/30/2030)[3,4]	606	661
Wells Fargo & Company 2.10% 2021	16,800	16,822
Wells Fargo & Company 0.805% 2025 (USD-SOFR + 0.51% on 5/19/2024)[4]	1,818	1,815
Wells Fargo & Company 2.406% 2025 (3-month USD-LIBOR + 0.825% on 10/30/2024)[4]	20,480	21,437
		783,890

Energy 4.86%
Antero Resources Corp. 5.375% 2030[3]	280	286
Apache Corp. 4.625% 2025	645	698
Apache Corp. 4.875% 2027	5,475	5,937
Apache Corp. 4.25% 2030	2,465	2,604
Apache Corp. 4.75% 2043	12,100	12,607
Apache Corp. 4.25% 2044	2,100	2,060

American Funds Insurance Series	149

The Bond Fund of America (formerly Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Apache Corp. 5.35% 2049	$800	$843
BP Capital Markets PLC 3.00% 2050	8,284	8,025
Canadian Natural Resources, Ltd. 2.05% 2025	754	775
Canadian Natural Resources, Ltd. 3.85% 2027	1,151	1,268
Canadian Natural Resources, Ltd. 2.95% 2030	1,113	1,155
Cenovus Energy, Inc. 3.80% 2023	1,120	1,182
Cenovus Energy, Inc. 5.375% 2025	5,000	5,724
Cenovus Energy, Inc. 4.25% 2027	13,897	15,542
Cenovus Energy, Inc. 5.25% 2037	770	923
Cenovus Energy, Inc. 5.40% 2047	15,180	18,825
Cheniere Energy, Inc. 7.00% 2024	410	470
Cheniere Energy, Inc. 5.125% 2027	16,000	18,622
Cheniere Energy, Inc. 3.70% 2029	7,369	8,056
Chevron Corp. 2.355% 2022	4,800	4,916
Columbia Pipeline Partners LP 5.80% 2045	1,410	1,909
ConocoPhillips 4.30% 2028[3]	3,973	4,616
DCP Midstream Operating LP 4.95% 2022	500	511
Devon Energy Corp. 4.50% 2030[3]	5,197	5,718
Diamondback Energy, Inc. 4.40% 2051	2,600	2,935
DT Midstream, Inc. 4.125% 2029[3]	555	564
Enbridge Energy Partners LP 5.875% 2025	7,700	9,093
Enbridge Energy Partners LP 7.375% 2045	18,154	28,592
Enbridge, Inc. 4.00% 2023	1,500	1,602
Enbridge, Inc. 3.40% 2051	1,085	1,092
Energy Transfer Operating LP 5.875% 2024	294	326
Energy Transfer Operating LP 2.90% 2025	4,402	4,635
Energy Transfer Operating LP 3.75% 2030	7,707	8,379
Energy Transfer Operating LP 5.00% 2050	19,288	22,336
Energy Transfer Partners LP 4.20% 2023	2,860	3,061
Energy Transfer Partners LP 4.50% 2024	4,915	5,354
Energy Transfer Partners LP 4.75% 2026	1,506	1,697
Energy Transfer Partners LP 4.20% 2027	45	50
Energy Transfer Partners LP 4.95% 2028	4,559	5,278
Energy Transfer Partners LP 5.25% 2029	1,275	1,507
Energy Transfer Partners LP 6.125% 2045	11,780	15,040
Energy Transfer Partners LP 5.30% 2047	10,459	12,256
Energy Transfer Partners LP 6.00% 2048	1,868	2,365
Energy Transfer Partners LP 6.25% 2049	1,775	2,333
Energy Transfer Partners LP 6.25% junior subordinated perpetual bonds (3-month USD-LIBOR + 4.028% on 2/15/2023)[4]	7,850	6,947
Energy Transfer Partners LP 6.625% junior subordinated perpetual bonds (3-month USD-LIBOR + 4.155% on 2/15/2028)[4]	500	491
Enterprise Products Operating LLC 3.20% 2052	3,031	3,014
EQT Corp. 3.00% 2022	6,700	6,851
EQT Corp. 8.50% 2030 (8.25% on 8/1/2021)[4]	7,500	9,782
Equinor ASA 3.625% 2028	4,928	5,544
Equinor ASA 3.125% 2030	20,000	21,796
Equinor ASA 3.25% 2049	5,687	6,059
Exxon Mobil Corp. 3.043% 2026	4,625	5,023
Kinder Morgan Energy Partners LP 6.50% 2037	900	1,237
Kinder Morgan Energy Partners LP 5.50% 2044	700	880
Kinder Morgan, Inc. 5.30% 2034	760	940
MPLX LP 1.75% 2026	5,557	5,620
MPLX LP 4.00% 2028	4,665	5,217
MPLX LP 2.65% 2030	2,404	2,429
MPLX LP 5.50% 2049	6,660	8,640
Occidental Petroleum Corp. 2.90% 2024	4,336	4,439
Odebrecht Drilling Norbe 7.35% 2026 (86.39% PIK)[3,5]	38	20
Odebrecht Drilling Norbe 0% perpetual bonds[3]	1,150	16

150	American Funds Insurance Series

The Bond Fund of America (formerly Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Oleoducto Central SA 4.00% 2027[3]	$1,715	$1,772
Oleoducto Central SA 4.00% 2027	350	362
ONEOK, Inc. 2.20% 2025	193	199
ONEOK, Inc. 5.85% 2026	896	1,060
ONEOK, Inc. 4.55% 2028	1,610	1,838
ONEOK, Inc. 3.10% 2030	540	565
ONEOK, Inc. 6.35% 2031	2,794	3,617
ONEOK, Inc. 5.20% 2048	9,563	11,738
ONEOK, Inc. 4.45% 2049	440	487
ONEOK, Inc. 4.50% 2050	1,266	1,413
ONEOK, Inc. 7.15% 2051	3,275	4,826
Petrobras Global Finance Co. 5.093% 2030	5,000	5,464
Petrobras Global Finance Co. 6.90% 2049	4,000	4,774
Petróleos Mexicanos 6.875% 2025[3]	3,663	4,059
Petróleos Mexicanos 6.875% 2025	1,337	1,482
Petróleos Mexicanos 6.875% 2026	43,810	47,935
Petróleos Mexicanos 6.50% 2027	29,533	31,209
Pioneer Natural Resources Company 1.90% 2030	3,175	3,062
Plains All American Pipeline LP 3.80% 2030	590	632
Qatar Petroleum 1.375% 2026[3]	12,400	12,388
Qatar Petroleum 2.25% 2031[3]	12,740	12,605
Qatar Petroleum 3.125% 2041[3]	7,310	7,283
Qatar Petroleum 3.30% 2051[3]	2,185	2,185
SA Global Sukuk, Ltd. 0.946% 2024[3]	9,410	9,408
SA Global Sukuk, Ltd. 1.602% 2026[3]	13,725	13,730
SA Global Sukuk, Ltd. 2.694% 2031[3]	4,680	4,744
Sabine Pass Liquefaction, LLC 6.25% 2022	2,300	2,359
Sabine Pass Liquefaction, LLC 5.625% 2023[4]	1,000	1,075
Sabine Pass Liquefaction, LLC 5.75% 2024	8,000	8,982
Sabine Pass Liquefaction, LLC 5.625% 2025	10,000	11,438
Sabine Pass Liquefaction, LLC 5.875% 2026	15,700	18,595
Saudi Arabian Oil Co. 2.875% 2024[3]	4,885	5,148
Shell International Finance BV 3.875% 2028	9,410	10,809
Southwestern Energy Co. 6.45% 2025[4]	920	1,020
Suncor Energy, Inc. 3.75% 2051	715	775
Sunoco Logistics Operating Partners LP 5.40% 2047	6,190	7,351
Targa Resources Partners LP 5.375% 2027	175	183
Total Capital Canada, Ltd. 2.75% 2023	2,140	2,239
Total Capital International 3.455% 2029	885	986
TransCanada PipeLines, Ltd. 4.25% 2028	11,275	12,965
TransCanada PipeLines, Ltd. 4.10% 2030	4,776	5,493
Western Midstream Operating LP 4.35% 2025[4]	2,782	2,943
Western Midstream Operating LP 5.30% 2030[4]	2,202	2,473
Western Midstream Operating LP 6.50% 2050[4]	3,079	3,574
Williams Partners LP 4.50% 2023	500	542
Williams Partners LP 4.30% 2024	595	647
Williams Partners LP 5.10% 2045	225	281
		635,427

Utilities 4.19%
Abu Dhabi National Energy Company PJSC (TAQA) 4.375% 2025[3]	10,500	11,801
AEP Texas, Inc. 3.45% 2051	1,475	1,530
Ameren Corp. 4.50% 2049	2,875	3,708
Berkshire Hathaway Energy Company 4.50% 2045	5,895	7,274
CenterPoint Energy, Inc. 2.65% 2031	1,675	1,708
Comisión Federal de Electricidad 3.348% 2031[3]	6,000	5,969
Comisión Federal de Electricidad 4.677% 2051[3]	6,050	5,866
Connecticut Light and Power Co. 2.05% 2031	1,775	1,791
Consolidated Edison Company of New York, Inc. 2.40% 2031	5,922	6,040

American Funds Insurance Series	151

The Bond Fund of America (formerly Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Consolidated Edison Company of New York, Inc. 3.60% 2061	$250	$259
Consumers Energy Co. 4.05% 2048	8,270	10,072
Consumers Energy Co. 3.75% 2050	5,625	6,648
Duke Energy Corp. 3.75% 2024	3,826	4,121
Duke Energy Florida, LLC 3.40% 2046	6,445	7,026
Duke Energy Progress, LLC 3.70% 2028	3,750	4,225
Edison International 3.125% 2022	2,900	2,988
Edison International 3.55% 2024	6,850	7,289
Edison International 4.95% 2025	175	194
Edison International 5.75% 2027	3,181	3,624
Edison International 4.125% 2028	3,644	3,881
Emera US Finance LP 0.833% 2024[3]	600	597
Emera US Finance LP 2.639% 2031[3]	4,400	4,436
Emera, Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[4]	1,950	2,287
Enel Società per Azioni 8.75% 2073 (USD Semi Annual 30/360 (vs. 3-month USD-LIBOR) + 5.88% on 9/24/2023)[3,4]	1,000	1,164
ENN Clean Energy International Investment, Ltd. 3.375% 2026[3]	1,310	1,337
Entergy Louisiana, LLC 4.20% 2048	6,325	7,711
Eversource Energy 2.75% 2022	527	535
Eversource Energy 3.80% 2023	5,000	5,369
Exelon Corp. 3.40% 2026	1,570	1,711
FirstEnergy Corp. 3.35% 2022[4]	8,750	8,897
FirstEnergy Corp. 1.60% 2026	20,066	19,636
FirstEnergy Corp. 4.40% 2027[4]	12,178	13,257
FirstEnergy Corp. 3.50% 2028[3]	2,400	2,570
FirstEnergy Corp. 4.10% 2028[3]	425	479
FirstEnergy Corp. 2.25% 2030	13,707	13,159
FirstEnergy Corp. 2.65% 2030	12,524	12,493
FirstEnergy Corp., Series B, 4.75% 2023[4]	2,525	2,666
FirstEnergy Transmission LLC 2.866% 2028[3]	4,000	4,149
Georgia Power Co. 3.70% 2050	275	299
IPALCO Enterprises, Inc. 3.70% 2024	200	215
Jersey Central Power & Light Co. 2.75% 2032[3]	525	534
Mississippi Power Co. 4.25% 2042	5,020	5,943
Monongahela Power Co. 3.55% 2027[3]	1,700	1,876
NextEra Energy Capital Holdings, Inc. 1.90% 2028	3,575	3,619
Niagara Mohawk Power Corp. 4.278% 2034[3]	1,000	1,175
Pacific Gas and Electric Co. 1.75% 2022	13,000	12,995
Pacific Gas and Electric Co. 1.367% 2023	11,550	11,551
Pacific Gas and Electric Co. 3.25% 2023	5,615	5,805
Pacific Gas and Electric Co. 3.40% 2024	2,000	2,100
Pacific Gas and Electric Co. 2.95% 2026	10,850	11,113
Pacific Gas and Electric Co. 3.15% 2026	27,543	28,428
Pacific Gas and Electric Co. 3.30% 2027	12,289	12,645
Pacific Gas and Electric Co. 3.30% 2027	5,850	6,062
Pacific Gas and Electric Co. 3.75% 2028	13,075	13,715
Pacific Gas and Electric Co. 4.65% 2028	7,900	8,705
Pacific Gas and Electric Co. 4.55% 2030	35,299	37,788
Pacific Gas and Electric Co. 2.50% 2031	19,695	18,487
Pacific Gas and Electric Co. 3.25% 2031	1,300	1,280
Pacific Gas and Electric Co. 3.30% 2040	8,898	8,055
Pacific Gas and Electric Co. 3.75% 2042	9,466	8,653
Pacific Gas and Electric Co. 4.75% 2044	336	341
Pacific Gas and Electric Co. 3.95% 2047	780	727
Pacific Gas and Electric Co. 3.50% 2050	6,836	6,102
Progress Energy, Inc. 7.75% 2031	1,820	2,600
Public Service Electric and Gas Co. 3.20% 2029	6,000	6,595
Puget Energy, Inc. 6.00% 2021	3,135	3,165
Puget Energy, Inc. 5.625% 2022	8,004	8,327

152	American Funds Insurance Series

The Bond Fund of America (formerly Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Puget Energy, Inc. 3.65% 2025	$300	$323
San Diego Gas & Electric Co. 3.32% 2050	1,350	1,433
Southern California Edison Co. 2.85% 2029	8,200	8,524
Southern California Edison Co. 4.20% 2029	11,000	12,423
Southern California Edison Co. 2.50% 2031	5,149	5,166
Southern California Edison Co. 5.35% 2035	6,450	8,179
Southern California Edison Co. 5.75% 2035	4,549	5,973
Southern California Edison Co. 5.625% 2036	7,051	8,973
Southern California Edison Co. 5.55% 2037	3,844	4,789
Southern California Edison Co. 5.95% 2038	5,654	7,346
Southern California Edison Co. 4.50% 2040	4,341	4,993
Southern California Edison Co. 5.50% 2040	606	760
Southern California Edison Co. 4.00% 2047	9,402	9,908
Southern California Edison Co. 4.125% 2048	9,008	9,629
Southern California Edison Co. 4.875% 2049	2,775	3,294
Southern California Edison Co. 3.65% 2050	5,600	5,611
Southern California Edison Co. 3.65% 2051	2,732	2,747
Southern California Edison Co., Series C, 3.60% 2045	2,717	2,714
Southwestern Electric Power Co. 1.65% 2026	3,550	3,596
Union Electric Co. 2.15% 2032	3,175	3,187
Wisconsin Power and Light Co. 3.65% 2050	1,075	1,202
Xcel Energy, Inc. 3.30% 2025	5,650	6,092
Xcel Energy, Inc. 2.60% 2029	2,925	3,043
		547,272

Consumer discretionary 3.92%
Allied Universal Holdco LLC 4.625% 2028[3]	335	336
Amazon.com, Inc. 1.65% 2028	6,855	6,918
Amazon.com, Inc. 2.10% 2031	7,155	7,280
Amazon.com, Inc. 2.875% 2041	1,480	1,529
Amazon.com, Inc. 3.10% 2051	9,380	9,866
Amazon.com, Inc. 3.25% 2061	4,100	4,328
Atlas LuxCo 4 SARL 4.625% 2028[3]	255	256
Carnival Corp. 11.50% 2023[3]	9,140	10,298
DaimlerChrysler North America Holding Corp. 1.75% 2023[3]	8,000	8,167
DaimlerChrysler North America Holding Corp. 3.35% 2023[3]	2,000	2,092
Ford Motor Credit Company LLC 5.125% 2025	3,870	4,267
Ford Motor Credit Company LLC 3.815% 2027	3,790	3,952
Ford Motor Credit Company LLC 4.125% 2027	39,080	41,509
Ford Motor Credit Company LLC 4.271% 2027	18,542	19,892
Ford Motor Credit Company LLC 5.113% 2029	4,205	4,713
General Motors Company 5.40% 2023	421	464
General Motors Company 4.35% 2025	11,358	12,560
General Motors Company 6.125% 2025	28,743	34,046
General Motors Company 6.80% 2027	1,030	1,298
General Motors Company 5.40% 2048	7,200	9,188
General Motors Financial Co. 3.15% 2022	25	26
General Motors Financial Co. 3.45% 2022	200	203
General Motors Financial Co. 3.55% 2022	3,703	3,823
General Motors Financial Co. 3.25% 2023	964	1,001
General Motors Financial Co. 3.70% 2023	2,076	2,180
General Motors Financial Co. 5.20% 2023	4,371	4,708
General Motors Financial Co. 1.05% 2024	4,200	4,225
General Motors Financial Co. 3.50% 2024	9,945	10,679
General Motors Financial Co. 3.95% 2024	6,269	6,748
General Motors Financial Co. 5.10% 2024	1,081	1,190
General Motors Financial Co. 2.75% 2025	3,819	4,023
General Motors Financial Co. 2.90% 2025	1,032	1,093
General Motors Financial Co. 4.00% 2025	587	640

American Funds Insurance Series	153

The Bond Fund of America (formerly Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
General Motors Financial Co. 1.25% 2026	$5,450	$5,416
General Motors Financial Co. 1.50% 2026	2,950	2,934
General Motors Financial Co. 5.25% 2026	995	1,150
General Motors Financial Co. 2.70% 2027	6,079	6,324
General Motors Financial Co. 2.40% 2028	9,700	9,854
General Motors Financial Co. 3.60% 2030	465	504
General Motors Financial Co. 2.35% 2031	6,075	6,000
General Motors Financial Co. 2.70% 2031	6,075	6,110
Home Depot, Inc. 2.95% 2029	6,081	6,647
Home Depot, Inc. 4.50% 2048	1,915	2,503
Hyundai Capital America 3.75% 2021[3]	8,500	8,505
Hyundai Capital America 2.85% 2022[3]	4,118	4,236
Hyundai Capital America 3.00% 2022[3]	4,500	4,605
Hyundai Capital America 3.25% 2022[3]	1,521	1,568
Hyundai Capital America 3.95% 2022[3]	8,000	8,160
Hyundai Capital America 1.25% 2023[3]	3,150	3,181
Hyundai Capital America 2.375% 2023[3]	9,977	10,245
Hyundai Capital America 0.875% 2024[3]	2,780	2,768
Hyundai Capital America 3.40% 2024[3]	8,180	8,728
Hyundai Capital America 1.80% 2025[3]	12,714	12,916
Hyundai Capital America 2.65% 2025[3]	13,054	13,677
Hyundai Capital America 1.30% 2026[3]	6,000	5,937
Hyundai Capital America 1.50% 2026[3]	2,675	2,657
Hyundai Capital America 2.375% 2027[3]	6,264	6,414
Hyundai Capital America 3.00% 2027[3]	10,408	11,037
Hyundai Capital America 1.80% 2028[3]	6,000	5,956
Hyundai Capital America 2.00% 2028[3]	5,900	5,859
Hyundai Capital Services, Inc. 1.25% 2026[3]	3,695	3,641
Limited Brands, Inc. 6.875% 2035	740	938
Marriott International, Inc. 5.75% 2025	3,125	3,609
Marriott International, Inc. 3.125% 2026	410	436
McDonald’s Corp. 2.125% 2030	2,482	2,511
McDonald’s Corp. 4.45% 2047	3,535	4,348
McDonald’s Corp. 3.625% 2049	2,938	3,262
MGM Resorts International 7.75% 2022	2,000	2,093
NIKE, Inc. 3.25% 2040	6,171	6,785
NIKE, Inc. 3.875% 2045	1,560	1,877
Nissan Motor Co., Ltd. 2.60% 2022[3]	1,415	1,445
Nissan Motor Co., Ltd. 3.043% 2023[3]	240	250
Nissan Motor Co., Ltd. 3.522% 2025[3]	800	855
Nissan Motor Co., Ltd. 2.00% 2026[3]	12,000	12,086
Nissan Motor Co., Ltd. 4.345% 2027[3]	1,790	1,969
Nissan Motor Co., Ltd. 2.75% 2028[3]	11,200	11,313
Nissan Motor Co., Ltd. 4.81% 2030[3]	17,533	19,813
Starbucks Corp. 3.75% 2047	3,785	4,185
Starbucks Corp. 3.35% 2050	7,680	8,051
Toyota Motor Credit Corp. 3.375% 2030	6,664	7,478
Volkswagen Group of America Finance, LLC 4.00% 2021[3]	4,510	4,573
Volkswagen Group of America Finance, LLC 4.25% 2023[3]	15,000	16,219
Volkswagen Group of America Finance, LLC 2.85% 2024[3]	2,996	3,167
Volkswagen Group of America Finance, LLC 1.25% 2025[3]	1,150	1,144
Volkswagen Group of America Finance, LLC 3.35% 2025[3]	2,636	2,846
Wynn Resorts, Ltd. 5.125% 2029[3]	410	434
		512,717

154	American Funds Insurance Series

The Bond Fund of America (formerly Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Health care 3.54%
Abbott Laboratories 3.40% 2023	$910	$971
Abbott Laboratories 3.75% 2026	2,244	2,535
Abbott Laboratories 4.75% 2036	4,565	5,887
AbbVie, Inc. 3.20% 2022	9,600	9,919
AbbVie, Inc. 3.20% 2029	23,754	25,818
Amgen, Inc. 2.45% 2030	10,000	10,319
Anthem, Inc. 2.375% 2025	1,534	1,607
AstraZeneca Finance LLC 1.75% 2028	1,429	1,430
AstraZeneca Finance LLC 2.25% 2031	572	581
AstraZeneca PLC 4.00% 2029	5,920	6,809
AstraZeneca PLC 3.00% 2051	1,437	1,489
Bausch Health Companies, Inc. 4.875% 2028[3]	830	851
Bayer US Finance II LLC 3.875% 2023[3]	8,783	9,410
Bayer US Finance II LLC 4.25% 2025[3]	17,570	19,596
Becton, Dickinson and Company 3.734% 2024	903	984
Becton, Dickinson and Company 4.669% 2047	3,395	4,237
Boston Scientific Corp. 3.375% 2022	350	359
Boston Scientific Corp. 3.85% 2025	255	282
Centene Corp. 4.25% 2027	14,860	15,677
Centene Corp. 2.45% 2028	11,155	11,320
Centene Corp. 4.625% 2029	14,945	16,455
Centene Corp. 3.375% 2030	15,718	16,452
Centene Corp. 2.50% 2031	8,550	8,443
Cigna Corp. 4.375% 2028	7,090	8,252
EMD Finance LLC 2.95% 2022[3]	2,100	2,131
GlaxoSmithKline PLC 3.375% 2023	16,800	17,756
Kaiser Foundation Hospitals 2.81% 2041	910	930
Laboratory Corporation of America Holdings 1.55% 2026	1,210	1,216
Laboratory Corporation of America Holdings 2.70% 2031	805	821
Laboratory Corporation of America Holdings 4.70% 2045	4,160	5,002
Novartis Capital Corp. 1.75% 2025	2,361	2,434
Novartis Capital Corp. 2.20% 2030	5,446	5,629
Shire PLC 3.20% 2026	15,100	16,407
Teva Pharmaceutical Finance Co. BV 2.20% 2021	4,911	4,910
Teva Pharmaceutical Finance Co. BV 2.80% 2023	16,420	16,383
Teva Pharmaceutical Finance Co. BV 7.125% 2025	45,000	49,672
Teva Pharmaceutical Finance Co. BV 3.15% 2026	68,853	65,583
Teva Pharmaceutical Finance Co. BV 6.75% 2028	26,824	29,446
Teva Pharmaceutical Finance Co. BV 4.10% 2046	46,666	40,949
UnitedHealth Group, Inc. 3.35% 2022	4,385	4,525
UnitedHealth Group, Inc. 3.75% 2025	5,410	6,007
UnitedHealth Group, Inc. 2.30% 2031	1,626	1,666
UnitedHealth Group, Inc. 3.05% 2041	1,300	1,363
UnitedHealth Group, Inc. 3.25% 2051	1,887	2,017
Zimmer Holdings, Inc. 3.15% 2022	7,845	7,971
		462,501

Industrials 2.42%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 1.75% 2026	2,841	2,809
Air Lease Corp. 2.875% 2026	11,453	12,043
Avolon Holdings Funding, Ltd. 3.625% 2022[3]	2,810	2,875
Avolon Holdings Funding, Ltd. 3.95% 2024[3]	12,514	13,353
Avolon Holdings Funding, Ltd. 2.125% 2026[3]	8,333	8,306
Avolon Holdings Funding, Ltd. 4.25% 2026[3]	3,302	3,581
Avolon Holdings Funding, Ltd. 3.25% 2027[3]	8,000	8,259
BNSF Funding Trust I, junior subordinated, 6.613% 2055 (3-month USD-LIBOR + 2.35% on 1/15/2026)[4]	1,680	1,928
Boeing Company 4.508% 2023	11,358	12,112
Boeing Company 1.95% 2024	5,646	5,785

American Funds Insurance Series	155

The Bond Fund of America (formerly Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Boeing Company 2.80% 2024	$500	$522
Boeing Company 4.875% 2025	31,752	35,594
Boeing Company 2.196% 2026	16,571	16,732
Boeing Company 2.75% 2026	16,488	17,234
Boeing Company 3.10% 2026	649	687
Boeing Company 2.70% 2027	6,473	6,697
Boeing Company 5.04% 2027	15,716	18,143
Boeing Company 3.25% 2028	11,379	12,076
Boeing Company 3.25% 2028	1,925	2,023
Boeing Company 5.15% 2030	29,737	35,241
Boeing Company 3.625% 2031	842	907
Boeing Company 3.90% 2049	1,411	1,491
Boeing Company 5.805% 2050	2,782	3,752
Bohai Financial Investment Holding Co., Ltd. 5.25% 2022[3]	2,485	2,601
Carrier Global Corp. 3.377% 2040	15,000	15,759
General Dynamics Corp. 2.25% 2031	709	728
General Electric Capital Corp. 3.373% 2025	4,615	5,038
General Electric Capital Corp. 4.418% 2035	3,700	4,441
General Electric Co. 3.45% 2027	1,523	1,675
General Electric Co. 3.625% 2030	675	753
Mexico City Airport Trust 5.50% 2046	1,959	1,984
Mexico City Airport Trust 5.50% 2047	5,909	5,998
Mexico City Airport Trust 5.50% 2047[3]	1,132	1,149
Northrop Grumman Corp. 3.25% 2028	10,845	11,857
Triton Container International, Ltd. 1.15% 2024[3]	1,609	1,606
Triton Container International, Ltd. 3.15% 2031[3]	2,482	2,499
Union Pacific Corp. 2.15% 2027	2,213	2,301
Union Pacific Corp. 2.40% 2030	4,454	4,608
Union Pacific Corp. 2.375% 2031	5,155	5,271
Union Pacific Corp. 3.25% 2050	7,000	7,398
United Rentals, Inc. 5.50% 2027	5,000	5,306
United Technologies Corp. 3.125% 2027	4,551	4,954
United Technologies Corp. 4.125% 2028	4,974	5,727
Vinci SA 3.75% 2029[3]	2,000	2,260
		316,063

Communication services 2.11%
AT&T, Inc. 0.90% 2024	13,000	13,030
AT&T, Inc. 1.70% 2026	19,000	19,204
AT&T, Inc. 2.55% 2033[3]	4,953	4,912
AT&T, Inc. 3.50% 2053[3]	10,240	10,303
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2027[3]	4,800	5,041
CCO Holdings LLC and CCO Holdings Capital Corp. 2.80% 2031	5,642	5,774
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2048	5,000	6,375
CenturyLink, Inc. 4.00% 2027[3]	16,374	16,722
Comcast Corp. 3.15% 2028	7,200	7,911
Comcast Corp. 2.65% 2030	7,500	7,902
Comcast Corp. 4.00% 2048	5,000	5,873
Embarq Corp. 7.995% 2036	2,500	2,837
SBA Tower Trust 1.631% 2026[3]	6,741	6,750
Sirius XM Radio, Inc. 4.00% 2028[3]	675	696
SoftBank Group Corp. 3.36% 2023[3]	725	729
Tencent Holdings, Ltd. 3.595% 2028	14,000	15,349
Tencent Holdings, Ltd. 3.975% 2029	12,298	13,733
Tencent Holdings, Ltd. 2.39% 2030	11,702	11,672
Tencent Holdings, Ltd. 2.39% 2030[3]	10,000	9,975
T-Mobile US, Inc. 3.50% 2025	3,275	3,559
T-Mobile US, Inc. 2.625% 2026	2,875	2,947
T-Mobile US, Inc. 3.75% 2027	5,000	5,537

156	American Funds Insurance Series

The Bond Fund of America (formerly Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
T-Mobile US, Inc. 3.875% 2030	$4,500	$5,046
T-Mobile US, Inc. 2.875% 2031	4,075	4,050
T-Mobile US, Inc. 3.50% 2031	9,000	9,322
T-Mobile US, Inc. 3.00% 2041	2,100	2,079
T-Mobile US, Inc. 4.50% 2050	11,575	13,797
Verizon Communications, Inc. 1.45% 2026	4,675	4,717
Verizon Communications, Inc. 2.10% 2028	8,975	9,169
Verizon Communications, Inc. 4.329% 2028	1,539	1,792
Verizon Communications, Inc. 1.75% 2031	3,300	3,165
Verizon Communications, Inc. 2.55% 2031	7,375	7,544
Verizon Communications, Inc. 3.40% 2041	2,050	2,171
Verizon Communications, Inc. 2.875% 2050	3,000	2,857
Verizon Communications, Inc. 3.55% 2051	1,975	2,113
Vodafone Group PLC 4.375% 2028	10,000	11,642
Vodafone Group PLC 4.25% 2050	3,050	3,569
Walt Disney Company 2.65% 2031	15,000	15,759
		275,623

Consumer staples 1.62%
7-Eleven, Inc. 1.80% 2031[3]	5,013	4,799
Altria Group, Inc. 4.40% 2026	4,585	5,190
Altria Group, Inc. 4.50% 2043	1,585	1,707
Altria Group, Inc. 5.95% 2049	9,039	11,587
Anheuser-Busch InBev NV 4.75% 2029	7,500	8,942
Anheuser-Busch InBev NV 5.55% 2049	5,000	6,883
Anheuser-Busch InBev NV 4.50% 2050	1,355	1,652
British American Tobacco International Finance PLC 3.95% 2025[3]	16,879	18,447
British American Tobacco International Finance PLC 1.668% 2026	4,070	4,071
British American Tobacco PLC 3.557% 2027	10,991	11,776
British American Tobacco PLC 2.259% 2028	4,348	4,320
British American Tobacco PLC 4.39% 2037	1,500	1,620
British American Tobacco PLC 4.54% 2047	12,786	13,622
British American Tobacco PLC 4.758% 2049	23,659	25,693
Conagra Brands, Inc. 5.30% 2038	436	555
Conagra Brands, Inc. 5.40% 2048	57	77
Constellation Brands, Inc. 3.50% 2027	7,500	8,266
Constellation Brands, Inc. 2.875% 2030	620	651
Imperial Tobacco Finance PLC 3.50% 2023[3]	2,335	2,415
JBS Investments GMBH II 7.00% 2026[3]	3,868	4,111
JBS Investments GMBH II 7.00% 2026	1,665	1,770
JBS Luxembourg SARL 3.625% 2032[3]	1,230	1,231
Keurig Dr Pepper, Inc. 4.057% 2023	3,112	3,319
Keurig Dr Pepper, Inc. 4.597% 2028	10,752	12,637
Molson Coors Brewing Co. 2.10% 2021	2,415	2,417
Molson Coors Brewing Co. 4.20% 2046	4,165	4,651
Philip Morris International, Inc. 4.25% 2044	9,550	11,153
PT Indofood CBP Sukses Makmur Tbk 3.398% 2031	3,110	3,158
PT Indofood CBP Sukses Makmur Tbk 4.745% 2051	685	705
Reynolds American, Inc. 4.45% 2025	14,570	16,147
Reynolds American, Inc. 5.85% 2045	1,970	2,416
Wal-Mart Stores, Inc. 2.85% 2024	6,765	7,222
Wal-Mart Stores, Inc. 3.05% 2026	7,720	8,457
		211,667

Information technology 1.16%
Apple, Inc. 1.55% 2021	11,630	11,631
Broadcom Corp. / Broadcom Cayman Finance Ltd. 3.875% 2027	7,027	7,769
Broadcom Corp. / Broadcom Cayman Finance Ltd. 3.50% 2028	4,803	5,272
Broadcom, Inc. 3.15% 2025	1,164	1,248

American Funds Insurance Series	157

The Bond Fund of America (formerly Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Information technology (continued)
Broadcom, Inc. 2.45% 2031[3]	$7,000	$6,884
Broadcom, Inc. 4.30% 2032	6,000	6,840
Broadcom, Inc. 3.469% 2034[3]	44,436	47,048
Fidelity National Information Services, Inc. 2.25% 2031	495	495
Microsoft Corp. 2.525% 2050	10,000	9,848
Oracle Corp. 1.65% 2026	8,417	8,536
Oracle Corp. 2.30% 2028	6,875	7,058
Oracle Corp. 2.875% 2031	7,393	7,695
Oracle Corp. 3.95% 2051	4,869	5,321
PayPal Holdings, Inc. 1.65% 2025	6,989	7,178
PayPal Holdings, Inc. 2.30% 2030	330	342
salesforce.com, inc. 1.95% 2031	3,775	3,784
salesforce.com, inc. 2.70% 2041	875	882
salesforce.com, inc. 2.90% 2051	8,295	8,418
salesforce.com, inc. 3.05% 2061	265	270
Square, Inc. 2.75% 2026[3]	1,975	2,012
Square, Inc. 3.50% 2031[3]	825	833
VeriSign, Inc. 2.70% 2031	2,109	2,145
		151,509

Real estate 0.42%
Alexandria Real Estate Equities, Inc. 3.95% 2028	1,425	1,611
Alexandria Real Estate Equities, Inc. 4.50% 2029	150	176
American Campus Communities, Inc. 3.75% 2023	2,900	3,040
American Campus Communities, Inc. 3.875% 2031	620	689
American Tower Corp. 2.70% 2031	1,100	1,136
Corporacion Inmobiliaria Vesta, SAB de CV 3.625% 2031[3]	395	402
Corporate Office Properties LP 2.75% 2031	1,547	1,561
Crown Castle International Corp. 2.50% 2031	4,614	4,653
Equinix, Inc. 2.90% 2026	3,287	3,522
Equinix, Inc. 3.20% 2029	3,846	4,130
Equinix, Inc. 2.50% 2031	7,760	7,899
Equinix, Inc. 3.40% 2052	1,201	1,238
Essex Portfolio LP 3.25% 2023	335	350
Essex Portfolio LP 3.875% 2024	1,000	1,077
Essex Portfolio LP 2.55% 2031	4,338	4,403
Hospitality Properties Trust 5.00% 2022	1,270	1,286
Hospitality Properties Trust 4.50% 2025	855	852
Hospitality Properties Trust 3.95% 2028	1,710	1,617
Iron Mountain, Inc. 4.875% 2027[3]	1,605	1,666
Iron Mountain, Inc. 5.25% 2028[3]	3,500	3,670
Kimco Realty Corp. 3.40% 2022	1,045	1,081
Omega Healthcare Investors, Inc. 4.375% 2023	186	198
Piedmont Operating Partnership LP 4.45% 2024	1,000	1,079
Scentre Group 3.50% 2025[3]	4,565	4,909
Sun Communities Operating LP 2.70% 2031	3,244	3,251
		55,496

Materials 0.12%
Air Products and Chemicals, Inc. 2.70% 2040	2,911	2,959
Huntsman International LLC 2.95% 2031	911	925
International Flavors & Fragrances, Inc. 2.30% 2030[3]	4,175	4,157
LYB International Finance III, LLC 2.25% 2030	3,802	3,802
LYB International Finance III, LLC 3.625% 2051	2,617	2,769
LYB International Finance III, LLC 3.80% 2060	1,112	1,179
		15,791

Total corporate bonds, notes & loans		3,967,956

158	American Funds Insurance Series

The Bond Fund of America (formerly Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations 11.11%
Federal agency mortgage-backed obligations 9.88%
Fannie Mae Pool #976945 5.50% 2023[6]	$34	$34
Fannie Mae Pool #AB1068 4.50% 2025[6]	101	106
Fannie Mae Pool #AJ9156 3.00% 2026[6]	275	290
Fannie Mae Pool #AJ6967 3.00% 2026[6]	134	141
Fannie Mae Pool #AJ5522 3.00% 2026[6]	3	4
Fannie Mae Pool #256133 4.50% 2026[6]	109	117
Fannie Mae Pool #AK5394 3.00% 2027[6]	640	678
Fannie Mae Pool #AL5603 3.00% 2027[6]	565	594
Fannie Mae Pool #AX3597 3.00% 2027[6]	253	266
Fannie Mae Pool #AB4281 3.00% 2027[6]	113	119
Fannie Mae Pool #AB4486 3.00% 2027[6]	56	59
Fannie Mae Pool #AB5236 3.00% 2027[6]	23	24
Fannie Mae Pool #AO0800 3.00% 2027[6]	19	20
Fannie Mae Pool #AK0971 3.00% 2027[6]	9	10
Fannie Mae Pool #AL3802 3.00% 2028[6]	787	832
Fannie Mae Pool #AR3058 3.00% 2028[6]	100	105
Fannie Mae Pool #AL8241 3.00% 2029[6]	762	805
Fannie Mae Pool #BM4299 3.00% 2030[6]	2,175	2,286
Fannie Mae Pool #AL9573 3.00% 2031[6]	90	95
Fannie Mae Pool #AS8018 3.00% 2031[6]	70	74
Fannie Mae Pool #BM4741 3.00% 2032[6]	54	58
Fannie Mae Pool #924866 1.64% 2037[6,7]	712	720
Fannie Mae Pool #945680 6.00% 2037[6]	621	735
Fannie Mae Pool #913966 6.00% 2037[6]	68	79
Fannie Mae Pool #889982 5.50% 2038[6]	1,311	1,527
Fannie Mae Pool #988588 5.50% 2038[6]	258	300
Fannie Mae Pool #AB1297 5.00% 2040[6]	294	337
Fannie Mae Pool #AH8144 5.00% 2041[6]	1,403	1,586
Fannie Mae Pool #AI1862 5.00% 2041[6]	1,349	1,545
Fannie Mae Pool #AH9479 5.00% 2041[6]	1,267	1,426
Fannie Mae Pool #AI3510 5.00% 2041[6]	842	964
Fannie Mae Pool #AJ0704 5.00% 2041[6]	734	840
Fannie Mae Pool #AJ5391 5.00% 2041[6]	428	488
Fannie Mae Pool #BM6240 2.201% 2044[6,7]	2,584	2,732
Fannie Mae Pool #AZ3904 4.00% 2045[6]	76	83
Fannie Mae Pool #AL8522 3.50% 2046[6]	1,251	1,357
Fannie Mae Pool #BD1968 4.00% 2046[6]	1,968	2,144
Fannie Mae Pool #BE0592 4.00% 2046[6]	528	565
Fannie Mae Pool #BD5477 4.00% 2046[6]	258	278
Fannie Mae Pool #CA0770 3.50% 2047[6]	8,073	8,561
Fannie Mae Pool #CA0706 4.00% 2047[6]	178	191
Fannie Mae Pool #MA3058 4.00% 2047[6]	74	79
Fannie Mae Pool #BM4413 4.50% 2047[6]	5,365	5,828
Fannie Mae Pool #BF0293 3.00% 2048[6]	10,714	11,386
Fannie Mae Pool #FM4891 3.50% 2048[6]	32,271	34,647
Fannie Mae Pool #BF0318 3.50% 2048[6]	9,697	10,449
Fannie Mae Pool #CA1189 3.50% 2048[6]	2,247	2,378
Fannie Mae Pool #MA3384 4.00% 2048[6]	199	212
Fannie Mae Pool #BJ9169 4.00% 2048[6]	120	129
Fannie Mae Pool #BJ5749 4.00% 2048[6]	26	29
Fannie Mae Pool #BM4676 4.00% 2048[6]	20	22
Fannie Mae Pool #CA2493 4.50% 2048[6]	1,214	1,311
Fannie Mae Pool #CA3807 3.00% 2049[6]	1,920	2,040
Fannie Mae Pool #CA3806 3.00% 2049[6]	1,107	1,179
Fannie Mae Pool #FM0007 3.50% 2049[6]	25,833	27,816
Fannie Mae Pool #FM1954 3.50% 2049[6]	11,252	12,010
Fannie Mae Pool #FM1589 3.50% 2049[6]	7,178	7,692
Fannie Mae Pool #FM1262 4.00% 2049[6]	39,638	42,753
Fannie Mae Pool #FM5507 3.00% 2050[6]	22,580	24,179

American Funds Insurance Series	159

The Bond Fund of America (formerly Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BF0145 3.50% 2057[6]	$16,197		$17,624
Fannie Mae Pool #BF0264 3.50% 2058[6]	12,658		13,709
Fannie Mae Pool #BF0332 3.00% 2059[6]	27,684		29,980
Fannie Mae Pool #BF0497 3.00% 2060[6]	22,798		24,218
Fannie Mae, Series 2001-4, Class GA, 9.00% 2025[6,7]	—	[8]	—	[8]
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041[6]	9		11
Fannie Mae, Series 2002-W3, Class A5, 7.50% 2041[6]	22		27
Fannie Mae, Series 2002-W1, Class 2A, 5.333% 2042[6,7]	28		31
Freddie Mac Pool #ZK4277 3.00% 2027[6]	465		492
Freddie Mac Pool #ZK3836 3.00% 2027[6]	158		166
Freddie Mac Pool #ZK3970 3.00% 2027[6]	144		152
Freddie Mac Pool #ZS6521 3.00% 2027[6]	99		105
Freddie Mac Pool #ZK3893 3.00% 2027[6]	49		52
Freddie Mac Pool #ZK4162 3.00% 2027[6]	37		39
Freddie Mac Pool #ZS8452 3.00% 2027[6]	11		12
Freddie Mac Pool #ZS8463 3.00% 2027[6]	5		5
Freddie Mac Pool #ZK4039 3.00% 2027[6]	5		5
Freddie Mac Pool #ZS8507 3.00% 2028[6]	186		197
Freddie Mac Pool #ZK7590 3.00% 2029[6]	3,935		4,159
Freddie Mac Pool #ZK7593 3.00% 2029[6]	199		210
Freddie Mac Pool #ZT1931 3.00% 2033[6]	248		263
Freddie Mac Pool #A15120 5.50% 2033[6]	61		69
Freddie Mac Pool #QN1073 3.00% 2034[6]	90		95
Freddie Mac Pool #G05196 5.50% 2038[6]	72		84
Freddie Mac Pool #G05267 5.50% 2038[6]	53		62
Freddie Mac Pool #G06020 5.50% 2039[6]	102		119
Freddie Mac Pool #A93948 4.50% 2040[6]	209		230
Freddie Mac Pool #G05860 5.50% 2040[6]	375		437
Freddie Mac Pool #G06868 4.50% 2041[6]	251		280
Freddie Mac Pool #G06841 5.50% 2041[6]	599		697
Freddie Mac Pool #841039 2.213% 2043[6,7]	2,399		2,546
Freddie Mac Pool #Z40130 3.00% 2046[6]	26,864		28,881
Freddie Mac Pool #G61733 3.00% 2047[6]	6,699		7,122
Freddie Mac Pool #G08789 4.00% 2047[6]	1,136		1,219
Freddie Mac Pool #G67709 3.50% 2048[6]	19,473		21,104
Freddie Mac Pool #G61628 3.50% 2048[6]	497		532
Freddie Mac Pool #SI2002 4.00% 2048[6]	2,284		2,445
Freddie Mac Pool #Q58494 4.00% 2048[6]	1,475		1,576
Freddie Mac Pool #QA4673 3.00% 2049[6]	38,670		41,170
Freddie Mac Pool #SD7507 3.00% 2049[6]	24,576		26,118
Freddie Mac Pool #SD7508 3.50% 2049[6]	16,385		17,753
Freddie Mac Pool #RA1369 3.50% 2049[6]	3,530		3,775
Freddie Mac Pool #ZN4842 3.50% 2049[6]	1,232		1,317
Freddie Mac, Series 3061, Class PN, 5.50% 2035[6]	80		93
Freddie Mac, Series 3318, Class JT, 5.50% 2037[6]	200		231
Freddie Mac, Series K020, Class A2, Multi Family, 2.373% 2022[6]	4,283		4,346
Freddie Mac, Series K718, Class A2, Multi Family, 2.791% 2022[6]	8,608		8,688
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036[6]	168		156
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036[6]	162		148
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[6]	12,865		13,523
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 2058[6]	2,790		2,940
Government National Mortgage Assn. 2.00% 2051[6,9]	92,000		93,535
Government National Mortgage Assn. 2.50% 2051[6,9]	55,519		57,356
Government National Mortgage Assn. Pool #MA5817 4.00% 2049[6]	25,415		26,946
Government National Mortgage Assn. Pool #MA5876 4.00% 2049[6]	3,659		3,880
Government National Mortgage Assn. Pool #MA6221 4.50% 2049[6]	11,765		12,559
Government National Mortgage Assn. Pool #MA5764 4.50% 2049[6]	1,273		1,359

160	American Funds Insurance Series

The Bond Fund of America (formerly Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Government National Mortgage Assn. Pool #MA6042 5.00% 2049[6]	$81		$88
Government National Mortgage Assn. Pool #MA5878 5.00% 2049[6]	—	[8]	—	[8]
Uniform Mortgage-Backed Security 1.50% 2036[6,9]	39,725		40,080
Uniform Mortgage-Backed Security 2.00% 2036[6,9]	27,575		28,444
Uniform Mortgage-Backed Security 2.00% 2036[6,9]	21,500		22,146
Uniform Mortgage-Backed Security 2.50% 2036[6,9]	62,700		65,317
Uniform Mortgage-Backed Security 2.00% 2051[6,9]	44,576		44,832
Uniform Mortgage-Backed Security 2.50% 2051[6,9]	162,393		167,297
Uniform Mortgage-Backed Security 2.50% 2051[6,9]	5,140		5,306
Uniform Mortgage-Backed Security 3.00% 2051[6,9]	130,899		136,245
Uniform Mortgage-Backed Security 3.50% 2051[6,9]	56,700		59,722
Uniform Mortgage-Backed Security 4.00% 2051[6,9]	12,225		13,029
Uniform Mortgage-Backed Security 4.50% 2051[6,9]	15,000		16,139
			1,290,807

Collateralized mortgage-backed obligations (privately originated) 0.80%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 2048[3,6,7]	5,263		5,303
Arroyo Mortgage Trust, Series 2020-1, Class A1A, 1.662% 2055[3,6]	295		297
Bellemeade Re, Ltd., Series 2019-3A, Class M1B, (1-month USD-LIBOR + 1.60%) 1.692% 2029[3,6,7]	3,175		3,186
BRAVO Residential Funding Trust, Series 2020-RPL2, Class A1, 2.00% 2059[3,6,7]	1,251		1,275
BRAVO Residential Funding Trust, Series 2020-RPL1, Class A1, 2.50% 2059[3,6,7]	984		1,007
Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 2030[3,6,7]	978		980
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 2036[3,6,7]	2,670		2,673
Citigroup Mortgage Loan Trust, Inc., Series 2020-EXP1, Class A1A, 1.804% 2060[3,6,7]	842		850
Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257% 2037[3,6]	1,612		1,666
Credit Suisse Mortgage Trust, Series 2017-RPL3, Class A1, 2.00% 2060[3,6,7]	2,281		2,316
Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 2069[3,6]	4,067		4,422
Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 2069[3,6]	3,466		3,791
Flagstar Mortgage Trust, Series 2021-5INV, Class A2, 2.50% 2051[3,6,7]	2,480		2,525
Hundred Acre Wood Trust, Series 2021-INV1, Class A3, 2.50% 2051[3,6,7]	1,046		1,066
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A5, 3.409% 2050[6]	240		265
JPMorgan Mortgage Trust, Series 2020-INV1, Class A3, 3.50% 2050[3,6,7]	2,842		2,910
Legacy Mortgage Asset Trust, Series 2019-GS2, Class A1, 3.75% 2059[3,6,7]	1,313		1,316
Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.75% 2061[3,6,7]	1,086		1,089
MFRA Trust, Series 2021-RPL1, Class A1, 1.131% 2060[3,6,7]	4,916		4,905
Mortgage Repurchase Agreement Financing Trust, Series 2020-5, (1-month USD-LIBOR + 1.00%) 1.077% 2023[3,6,7]	11,402		11,420
MRA Issuance Trust, Series 2020-10, Class A2, (1-month USD-LIBOR + 1.70%) 1.70% 2022[3,6,7,10]	25,588		25,588
Onslow Bay Financial LLC, Series 2020-INV1, Class A5, 3.50% 2049[3,6,7]	1,297		1,317
TIF Funding II LLC, Series 2020-1A, Class A, 2.09% 2045[3,6]	4,992		5,034
TIF Funding II LLC, Series 2021-1A, Class A, 1.65% 2046[3,6]	4,089		4,037
TIF Funding II LLC, Series 2021-1A, Class B, 2.54% 2046[3,6]	148		147
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 2060[3,6]	15,516		15,705
			105,090

Commercial mortgage-backed securities 0.43%
Bank Commercial Mortgage Trust, Series 2019-BN17, Class A4, 3.714% 2052[6]	100		113
Bank Commercial Mortgage Trust, Series 2019-BN16, Class A4, 4.005% 2052[6]	770		884
Bank Commercial Mortgage Trust, Series 2019-BN19, Class A3, 3.183% 2061[6]	1,018		1,114
Bank Commercial Mortgage Trust, Series 2018-BN10, Class A4, 3.428% 2061[6]	130		142
Bank Commercial Mortgage Trust, Series 2018-BN10, Class A5, 3.688% 2061[6]	205		230
Bank Commercial Mortgage Trust, Series 2018-BN12, Class A4, 4.255% 2061[6,7]	2,444		2,826
Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 2063[6]	295		305
Benchmark Mortgage Trust, Series 2018-B8, Class A5, 4.232% 2052[6]	2,541		2,955

American Funds Insurance Series	161

The Bond Fund of America (formerly Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
Benchmark Mortgage Trust, Series 2018-B7, Class A4, 4.51% 2053[6,7]	$781	$920
BX Trust, Series 2021-SOAR, Class A, (1-month USD-LIBOR + 0.67%) 0.77% 2038[3,6,7]	3,769	3,776
BX Trust, Series 2021-SOAR, Class B, (1-month USD-LIBOR + 0.87%) 0.97% 2038[3,6,7]	436	437
BX Trust, Series 2021-SOAR, Class C, (1-month USD-LIBOR + 1.10%) 1.20% 2038[3,6,7]	295	296
BX Trust, Series 2021-SOAR, Class D, (1-month USD-LIBOR + 1.40%) 1.50% 2038[3,6,7]	746	748
Citigroup Commercial Mortgage Trust, Series 2016-C1, Class AS, 3.514% 2049[6]	250	269
Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A5, 3.616% 2049[6]	610	669
Commercial Mortgage Trust, Series 2012-CR3, Class B, 3.922% 2045[3,6]	430	430
Commercial Mortgage Trust, Series 2013-LC13, Class B, 5.009% 2046[3,6,7]	312	333
Commercial Mortgage Trust, Series 2014-LC15, Class AM, 4.198% 2047[6]	350	377
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class C, 4.714% 2048[6,7]	204	219
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class B, 4.044% 2050[6,7]	300	314
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Class AM, 3.539% 2049[6]	200	216
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD-LIBOR + 1.08%) 1.155% 2038[3,6,7]	2,880	2,889
Extended Stay America Trust, Series 2021-ESH, Class B, (1-month USD-LIBOR + 1.38%) 1.455% 2038[3,6,7]	657	660
Extended Stay America Trust, Series 2021-ESH, Class C, (1-month USD-LIBOR + 1.70%) 1.775% 2038[3,6,7]	686	690
Extended Stay America Trust, Series 2021-ESH, Class D, (1-month USD-LIBOR + 2.25%) 2.325% 2038[3,6,7]	686	691
Grace Mortgage Trust, Series 2020-GRCE, Class A, 2.347% 2040[3,6]	2,601	2,660
GS Mortgage Securities Trust, Series 2011-GC5, Class B, 5.428% 2044[3,6,7]	530	529
GS Mortgage Securities Trust, Series 2017-GS7, Class A4, 3.43% 2050[6]	400	441
GS Mortgage Securities Trust, Series 2019-GC38, Class A4, 3.968% 2052[6]	100	114
GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 2053[6]	1,536	1,589
JPMBB Commercial Mortgage Securities Trust, Series 2014-C18, Class A5, 4.079% 2047[6]	3,280	3,531
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A5, 3.694% 2050[6]	640	708
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-BCON, Class A, 3.735% 2031[3,6]	785	815
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A4, 3.648% 2049[6,7]	2,040	2,257
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[3,6]	153	153
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A5, 3.741% 2047[6]	2,038	2,191
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A-4, 3.306% 2048[6]	410	440
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A-4, 3.72% 2049[6]	245	273
Morgan Stanley Capital I Trust, Series 2015-UBS8, Class AS, 4.114% 2048[6]	730	799
Morgan Stanley Capital I Trust, Series 2016-UBS9, Class C, 4.761% 2049[6,7]	208	221
SLG Office Trust, Series 2021-OVA, Class A, 2.585% 2041[3,6]	8,217	8,584
Wells Fargo Commercial Mortgage Trust, Series 2015-SG1, Class A-4, 3.789% 2048[6]	2,437	2,637
Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class C, 4.23% 2048[6,7]	220	233
Wells Fargo Commercial Mortgage Trust, Series 2016-BNK1, Class B, 2.967% 2049[6]	350	356
Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class AS, 3.484% 2049[6]	130	140
Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A5, 3.794% 2049[6]	2,550	2,848
Wells Fargo Commercial Mortgage Trust, Series 2019-C54, Class A4, 3.146% 2052[6]	1,019	1,111
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS5, Class AS, 3.988% 2059[6]	250	274
Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class A4, 3.631% 2060[6]	205	227
		55,634

Total mortgage-backed obligations		1,451,531

162	American Funds Insurance Series

The Bond Fund of America (formerly Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations 3.35%
Aesop Funding LLC, Series 2019-2A, Class A, 3.35% 2025[3,6]	$2,210	$2,373
Aesop Funding LLC, Series 2018-2A, Class A, 4.00% 2025[3,6]	2,755	2,979
Aesop Funding LLC, Series 2020-1A, Class A, 2.33% 2026[3,6]	7,689	8,028
Aesop Funding LLC, Series 2021-1A, Class A, 1.38% 2027[3,6]	3,445	3,448
Aesop Funding LLC, Series 2021-1A, Class B, 1.63% 2027[3,6]	531	532
Aesop Funding LLC, Series 2020-2, Class A, 2.02% 2027[3,6]	2,427	2,505
Aesop Funding LLC, Series 2021-1A, Class C, 2.13% 2027[3,6]	193	193
Aesop Funding LLC, Series 2020-2A, Class B, 2.96% 2027[3,6]	623	661
Aesop Funding LLC, Series 2020-2A, Class C, 4.25% 2027[3,6]	1,279	1,397
American Credit Acceptance Receivables Trust, Series 2020-3, Class C, 1.85% 2026[3,6]	2,602	2,649
American Credit Acceptance Receivables Trust, Series 2020-3, Class D, 2.40% 2026[3,6]	2,500	2,578
American Credit Acceptance Receivables Trust, Series 2021-1, Class C, 0.83% 2027[3,6]	1,465	1,467
American Credit Acceptance Receivables Trust, Series 2021-1, Class D, 1.14% 2027[3,6]	806	805
AmeriCredit Automobile Receivables Trust, Series 2017-1, Class C, 2.71% 2022[6]	236	236
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class B, 0.69% 2027[6]	997	1,001
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class C, 1.01% 2027[6]	1,109	1,117
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class D, 1.29% 2027[6]	2,613	2,643
Ballyrock, Ltd., Series 2019-2A, Class A1AR, (3-month USD-LIBOR + 1.00%) 1.155% 2030[3,6,7]	575	575
Blackbird Capital Aircraft, Series 2021-1A, Class A, 2.443% 2046[3,6]	4,639	4,678
Blackbird Capital Aircraft, Series 2021-1A, Class B, 3.446% 2046[3,6]	529	534
CarMaxAuto Owner Trust, Series 2019-2, Class C, 3.16% 2025[6]	400	417
CarMaxAuto Owner Trust, Series 2021-1, Class C, 0.94% 2026[6]	210	209
CarMaxAuto Owner Trust, Series 2021-1, Class D, 1.28% 2027[6]	206	205
CF Hippolyta LLC, Series 2020-1, Class A1, 1.69% 2060[3,6]	10,894	11,080
CF Hippolyta LLC, Series 2020-1, Class A2, 1.99% 2060[3,6]	2,076	2,110
CF Hippolyta LLC, Series 2020-1, Class B1, 2.28% 2060[3,6]	3,567	3,631
CF Hippolyta LLC, Series 2020-1, Class B2, 2.60% 2060[3,6]	386	392
CF Hippolyta LLC, Series 2021-1, Class A1, 1.53% 2061[3,6]	6,360	6,409
CF Hippolyta LLC, Series 2021-1, Class B1, 1.98% 2061[3,6]	2,014	2,034
CLI Funding V LLC, Series 2020-2A, Class A, 2.03% 2045[3,6]	2,825	2,845
CLI Funding V LLC, Series 2020-3A, Class A, 2.07% 2045[3,6]	5,890	5,950
CLI Funding V LLC, Series 2021-1A, Class A, 1.64% 2046[3,6]	4,615	4,586
CLI Funding V LLC, Series 2021-1A, Class B, 2.38% 2046[3,6]	518	514
CPS Auto Receivables Trust, Series 2019-B, Class C, 3.35% 2024[3,6]	726	731
CPS Auto Receivables Trust, Series 2019-C, Class C, 2.84% 2025[3,6]	743	752
CPS Auto Receivables Trust, Series 2019-C, Class D, 3.17% 2025[3,6]	1,125	1,158
CPS Auto Receivables Trust, Series 2019-B, Class D, 3.69% 2025[3,6]	3,045	3,112
CPS Auto Receivables Trust, Series 2021-A, Class C, 0.83% 2026[3,6]	694	694
CPS Auto Receivables Trust, Series 2021-A, Class D, 1.16% 2026[3,6]	590	587
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class A, 2.01% 2029[3,6]	7,411	7,542
Credit Acceptance Auto Loan Trust, Series 2021-3A, Class A, 1.00% 2030[3,6]	1,900	1,905
Drive Auto Receivables Trust, Series 2021-1, Class B, 0.65% 2025[6]	2,524	2,530
Drive Auto Receivables Trust, Series 2019-3, Class C, 2.90% 2025[6]	4,910	5,003
Drive Auto Receivables Trust, Series 2019-2, Class C, 3.42% 2025[6]	4,610	4,676
Drive Auto Receivables Trust, Series 2019-3, Class D, 3.18% 2026[6]	4,020	4,183
Drive Auto Receivables Trust, Series 2021-1, Class C, 1.02% 2027[6]	5,369	5,396
Drive Auto Receivables Trust, Series 2021-1, Class D, 1.45% 2029[6]	4,053	4,081
Drivetime Auto Owner Trust, Series 2019-3, Class C, 2.74% 2025[3,6]	880	892
Drivetime Auto Owner Trust, Series 2019-3, Class D, 2.96% 2025[3,6]	1,915	1,981
Drivetime Auto Owner Trust, Series 2019-2A, Class C, 3.18% 2025[3,6]	2,565	2,599
Drivetime Auto Owner Trust, Series 2019-2A, Class D, 3.48% 2025[3,6]	4,250	4,387
Drivetime Auto Owner Trust, Series 2021-1A, Class C, 0.84% 2026[3,6]	825	825
Drivetime Auto Owner Trust, Series 2021-1A, Class D, 1.16% 2026[3,6]	449	448
Drivetime Auto Owner Trust, Series 2020-3A, Class C, 1.47% 2026[3,6]	817	825
Drivetime Auto Owner Trust, Series 2021-2A, Class B, 0.81% 2027[3,6]	1,179	1,183
Drivetime Auto Owner Trust, Series 2021-2A, Class C, 1.10% 2027[3,6]	1,231	1,236
Drivetime Auto Owner Trust, Series 2021-2A, Class D, 1.50% 2027[3,6]	832	837

American Funds Insurance Series	163

The Bond Fund of America (formerly Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Dryden Senior Loan Fund, Series 2014-33A, Class AR3, CLO, (3-month USD-LIBOR + 1.00%) 1.184% 2029[3,6,7]	$400	$400
EDvestinU Private Education Loan LLC, Series 2021-A, Class A, 1.80% 2045[3,6]	592	594
Exeter Automobile Receivables Trust, Series 2019-3A, Class C, 2.79% 2024[3,6]	5,000	5,064
Exeter Automobile Receivables Trust, Series 2019-2A, Class C, 3.30% 2024[3,6]	2,145	2,168
Exeter Automobile Receivables Trust, Series 2019-1A, Class C, 3.82% 2024[3,6]	2,040	2,055
Exeter Automobile Receivables Trust, Series 2021-2, Class B, 0.57% 2025[6]	1,663	1,665
Exeter Automobile Receivables Trust, Series 2020-3A, Class C, 1.32% 2025[6]	780	788
Exeter Automobile Receivables Trust, Series 2020-1A, Class D, 2.73% 2025[3,6]	900	926
Exeter Automobile Receivables Trust, Series 2019-3A, Class D, 3.11% 2025[3,6]	5,000	5,161
Exeter Automobile Receivables Trust, Series 2019-2A, Class D, 3.71% 2025[3,6]	6,000	6,213
Exeter Automobile Receivables Trust, Series 2021-2, Class C, 0.98% 2026[6]	1,807	1,812
Exeter Automobile Receivables Trust, Series 2020-3A, Class D, 1.73% 2026[6]	1,012	1,030
Exeter Automobile Receivables Trust, Series 2021-2, Class D, 1.40% 2027[6]	2,612	2,612
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 2037[3,6]	18,121	18,111
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 2030[3,6]	17,675	18,771
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04% 2031[3,6]	1,127	1,171
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 2031[3,6]	30,070	32,472
Ford Credit Floorplan Master Owner Trust, Series 2019-3, Class A1, 2.23% 2024[6]	2,625	2,687
Freedom Financial, Series 2021-2, Class A, 0.68% 2028[3,6]	1,880	1,881
GCI Funding I LLC, Series 2020-1, Class A, 2.82% 2045[3,6]	2,622	2,671
GCI Funding I LLC, Series 2021-1, Class A, 2.38% 2046[3,6]	1,672	1,682
GCI Funding I LLC, Series 2021-1, Class B, 3.04% 2046[3,6]	186	188
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 2040[3,6]	3,535	3,574
Global SC Finance VII SRL, Series 2021-1A, Class A, 1.86% 2041[3,6]	11,721	11,686
GM Financial Automobile Leasing Trust, Series 2020-2, Class C, 2.56% 2024[6]	301	311
GM Financial Automobile Leasing Trust, Series 2020-2, Class D, 3.21% 2024[6]	425	443
Hertz Vehicle Financing LLC, Series 2021-1A, Class A, 1.21% 2025[3,6]	18,033	18,104
Hertz Vehicle Financing LLC, Series 2021-1A, Class B, 1.56% 2025[3,6]	1,171	1,176
Hertz Vehicle Financing LLC, Series 2021-1A, Class C, 2.05% 2025[3,6]	810	814
Hertz Vehicle Financing LLC, Series 2021-2A, Class A, 1.68% 2027[3,6]	19,539	19,606
Hertz Vehicle Financing LLC, Series 2021-2A, Class B, 2.12% 2027[3,6]	1,264	1,271
Hertz Vehicle Financing LLC, Series 2021-2A, Class C, 2.52% 2027[3,6]	859	865
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2016-2A, Class B, 3.94% 2022[3,6]	10	10
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2016-4A, Class A, 2.65% 2022[3,6]	281	282
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2019-3A, Class A, 2.67% 2025[3,6]	758	762
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2019-2A, Class A, 3.42% 2025[3,6]	430	430
Madison Park Funding, Ltd., CLO, Series 2015-17A, Class AR2, (3-month USD-LIBOR + 1.00%) 1.186% 2030[3,6,7]	900	900
Marathon CLO, Ltd., Series 2017-9A, Class A1AR, (3-month USD-LIBOR + 1.15%) 1.334% 2029[3,6,7]	1,050	1,050
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 2069[3,6]	6,263	6,282
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 2062[3,6]	8,260	8,271
Nelnet Student Loan Trust, Series 2021-BA, Class AFX, 1.42% 2062[3,6]	18,392	18,457
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD-LIBOR + 0.97%) 1.146% 2030[3,6,7]	275	275
Palmer Square Loan Funding, CLO, Series 2019-2, Class A1, (3-month USD-LIBOR + 0.97%) 1.158% 2027[3,6,7]	1,106	1,107
Palmer Square Loan Funding, CLO, Series 2019-1A, Class A1, (3-month USD-LIBOR + 1.05%) 1.238% 2027[3,6,7]	1,933	1,934
Palmer Square Loan Funding, CLO, Series 2020-4, Class A1, (3-month USD-LIBOR + 1.00%) 1.147% 2028[3,6,7]	2,209	2,211
Palmer Square Loan Funding, CLO, Series 2021-1, Class A1, (3-month USD-LIBOR + 0.90%) 1.055% 2029[3,6,7]	450	450
PFS Financing Corp., Series 2021-B, Class A, 0.775% 2026[3,6]	7,884	7,851

164	American Funds Insurance Series

The Bond Fund of America (formerly Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Prestige Auto Receivables Trust, Series 2019-1A, Class C, 2.70% 2024[3,6]	$2,190	$2,228
Prestige Auto Receivables Trust, Series 2019-1A, Class D, 3.01% 2025[3,6]	1,355	1,390
Santander Drive Auto Receivables Trust, Series 2021-2, Class B, 0.59% 2025[6]	1,510	1,513
Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.22% 2025[6]	3,110	3,214
Santander Drive Auto Receivables Trust, Series 2021-2, Class C, 0.90% 2026[6]	2,812	2,819
Santander Drive Auto Receivables Trust, Series 2020-3, Class C, 1.12% 2026[6]	3,344	3,375
Santander Drive Auto Receivables Trust, Series 2020-3, Class D, 1.64% 2026[6]	2,211	2,241
Santander Drive Auto Receivables Trust, Series 2021-2, Class D, 1.35% 2027[6]	1,802	1,806
Slam, Ltd., Series 2021-1, Class A, 2.434% 2046[3,6]	2,914	2,921
Slam, Ltd., Series 2021-1, Class B, 3.422% 2046[3,6]	537	545
Sound Point CLO, Ltd., Series 2015-1RA, Class AR, (3-month USD-LIBOR + 1.08%) 1.264% 2030[3,6,7]	475	475
TAL Advantage V LLC, Series 2020-1A, Class A, 2.05% 2045[3,6]	3,584	3,619
Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 2045[3,6]	2,638	2,662
Textainer Marine Containers, Ltd., Series 2020-1A, Class A, 2.73% 2045[3,6]	5,297	5,393
Textainer Marine Containers, Ltd., Series 2021-1A, Class A, 1.68% 2046[3,6]	7,061	7,003
Textainer Marine Containers, Ltd., Series 2021-2A, Class A, 2.23% 2046[3,6]	5,960	6,052
Textainer Marine Containers, Ltd., Series 2021-1A, Class B, 2.52% 2046[3,6]	424	422
Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 2031[3,6]	6,000	6,330
Triton Container Finance LLC, Series 2020-1A, Class A, 2.11% 2045[3,6]	12,060	12,156
Triton Container Finance LLC, Series 2021-1A, Class A, 1.86% 2046[3,6]	4,831	4,814
Triton Container Finance LLC, Series 2021-1A, Class B, 2.58% 2046[3,6]	398	396
Westlake Automobile Receivables Trust, Series 2020-3A, Class C, 1.24% 2025[3,6]	1,557	1,572
Westlake Automobile Receivables Trust, Series 2021-2, Class B, 0.62% 2026[3,6]	1,690	1,691
Westlake Automobile Receivables Trust, Series 2021-2, Class C, 0.89% 2026[3,6]	2,181	2,183
Westlake Automobile Receivables Trust, Series 2021-2, Class D, 1.23% 2026[3,6]	1,446	1,447
Westlake Automobile Receivables Trust, Series 2020-3A, Class D, 1.65% 2026[3,6]	3,023	3,063
		437,918

Municipals 1.71%
California 0.06%
G.O. Bonds, Series 2009, 7.50% 2034	2,100	3,312
High-Speed Passenger Train G.O. Rev. Ref. Bonds, Series 2017-A, 2.367% 2022	3,775	3,838
		7,150

Illinois 1.57%
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-C, 6.319% 2029	65	80
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2009-E, 6.138% 2039	30,835	37,690
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-D, 6.519% 2040	8,945	11,436
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Qualified School Construction Bonds), Series 2009-G, 1.75% 2025	2,500	2,418
G.O. Bonds, Series 2013-B, 4.11% 2022	750	764
G.O. Bonds, Series 2013-B, 4.31% 2023	2,125	2,220
G.O. Bonds, Pension Funding, Series 2003, 4.95% 2023	16,192	17,308
G.O. Bonds, Pension Funding, Series 2003, 5.10% 2033	107,000	125,902
G.O. Bonds, Taxable Build America Bonds, Series 2010-5, 6.20% 2021	1,946	1,946
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.85% 2022	2,370	2,438
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.95% 2023	3,210	3,435
		205,637

New York 0.05%
Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-C, 2.202% 2034	6,390	6,459

American Funds Insurance Series	165

The Bond Fund of America (formerly Bond Fund) (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Municipals (continued)
Texas 0.03%
Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 2052		$4,075	$4,170

Total municipals			223,416

Bonds & notes of governments & government agencies outside the U.S. 0.82%
Colombia (Republic of) 5.75% 2027	COP	24,813,800	6,335
Dominican Republic 5.95% 2027[3]		$8,100	9,129
Panama Bonos Del Tesoro 3.362% 2031		15,625	15,685
Paraguay (Republic of) 5.00% 2026		1,250	1,427
Peru (Republic of) 5.94% 2029	PEN	6,005	1,709
Peru (Republic of) 2.783% 2031		$3,790	3,871
Peru (Republic of) 6.15% 2032	PEN	5,695	1,553
Philippines (Republic of) 3.20% 2046		$4,900	4,924
Portuguese Republic 5.125% 2024		24,775	28,148
PT Indonesia Asahan Aluminium Tbk 5.23% 2021[3]		1,862	1,895
PT Indonesia Asahan Aluminium Tbk 5.71% 2023[3]		1,020	1,128
PT Indonesia Asahan Aluminium Tbk 4.75% 2025[3]		1,270	1,403
PT Indonesia Asahan Aluminium Tbk 5.45% 2030[3]		340	396
PT Indonesia Asahan Aluminium Tbk 5.80% 2050[3]		1,150	1,362
Qatar (State of) 4.50% 2028[3]		5,100	6,028
Qatar (State of) 5.103% 2048[3]		3,400	4,522
Saudi Arabia (Kingdom of) 3.628% 2027[3]		5,000	5,516
Saudi Arabia (Kingdom of) 3.625% 2028[3]		11,435	12,658
			107,689

Federal agency bonds & notes 0.10%
Fannie Mae 2.125% 2026[1]		11,910	12,620

Total bonds, notes & other debt instruments (cost: $12,255,833,000)			12,682,238

Short-term securities 8.82%	Shares
Money market investments 8.82%
Capital Group Central Cash Fund 0.04%[11,12]		11,531,431	1,153,143

Total short-term securities (cost: $1,153,188,000)			1,153,143

Total investment securities 105.87% (cost: $13,409,021,000)			13,835,381
Other assets less liabilities (5.87)%			(767,671)

Net assets 100.00%			$13,067,710

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[13] (000)	Value at 6/30/2021[14] (000)	Unrealized appreciation (depreciation) at 6/30/2021 (000)

90 Day Euro Dollar Futures	Long	2,010	December 2022	$502,500	$499,887	$ 27
2 Year U.S. Treasury Note Futures	Long	1,886	October 2021	377,200	415,524	(442)
5 Year U.S. Treasury Note Futures	Long	6,253	October 2021	625,300	771,806	(1,738)
10 Year U.S. Treasury Note Futures	Short	3,423	September 2021	(342,300)	(453,548)	(1,223)
10 Year Ultra U.S. Treasury Note Futures	Short	8,245	September 2021	(824,500)	(1,213,690)	(17,860)

166	American Funds Insurance Series

The Bond Fund of America (formerly Bond Fund) (continued)

Futures contracts (continued)

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[13]	Value at 6/30/2021 (000)	[14]	Unrealized appreciation (depreciation) at 6/30/2021 (000)

20 Year U.S. Treasury Bond Futures	Long	1,761	September 2021	$176,100		$283,081		$6,401
30 Year Ultra U.S. Treasury Bond Futures	Long	1,486	September 2021	148,600		286,334		8,734

								$(6,101)

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 6/30/2021 (000)
USD1,704	PEN6,550	Morgan Stanley	7/6/2021	$2
PEN6,550	USD1,707	Morgan Stanley	7/6/2021	(5)
USD6,649	COP24,638,500	Goldman Sachs	7/19/2021	90
USD1,711	PEN6,550	Morgan Stanley	8/6/2021	5
USD1,704	PEN6,550	Morgan Stanley	9/3/2021	(3)

				$89

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2021 (000)	Upfront premium paid (000)	Unrealized depreciation at 6/30/2021 (000)
3-month USD-LIBOR	1.972%	4/26/2051	$23,200	$(1,234)	$421	$(1,655)
3-month USD-LIBOR	1.9855%	4/26/2051	34,500	(1,949)	516	(2,465)
3-month USD-LIBOR	1.953%	4/27/2051	23,100	(1,122)	523	(1,645)
3-month USD-LIBOR	1.9895%	4/27/2051	35,700	(2,051)	501	(2,552)
3-month USD-LIBOR	1.9778%	4/28/2051	13,500	(737)	227	(964)
3-month USD-LIBOR	2.0295%	5/5/2051	30,800	(2,070)	—	(2,070)
3-month USD-LIBOR	1.759%	6/24/2051	27,250	(39)	—	(39)

					$2,188	$(11,390)

Credit default swaps

Centrally cleared credit default swaps on credit indices — sell protection

Receive/ Payment frequency	Pay	Expiration date	Notional (000)	Value at 6/30/2021 (000)	Upfront premium paid (000)	Unrealized appreciation at 6/30/2021 (000)
1.00%/Quarterly	CDX.NA.IG.36	6/20/2026	$79,545	$2,020	$ 1,932	$ 88

American Funds Insurance Series	167

The Bond Fund of America (formerly Bond Fund) (continued)

Investments in affiliates12

	Value of affiliate at 1/1/2021 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliate at 6/30/2021 (000)	Dividend income (000)
Short-term securities 8.82%
Money market investments 8.82%
Capital Group Central Cash Fund 0.04%[11]	$2,690,045	$3,231,675	$4,768,460	$(54)	$(63)	$1,153,143	$990

[1]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $38,469,000, which represented .29% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]

Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,451,982,000, which represented 11.11% of the net assets of the fund.

[4]	Step bond; coupon rate may change at a later date.
[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[8]	Amount less than one thousand.
[9]	Purchased on a TBA basis.
[10]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $25,588,000, which represented .20% of the net assets of the fund.
[11]	Rate represents the seven-day yield at 6/30/2021.
[12]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[13]	Notional amount is calculated based on the number of contracts and notional contract size.
[14]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

Auth. = Authority

CLO = Collateralized Loan Obligations

COP = Colombian pesos

G.O. = General Obligation

ICE = Intercontinental Exchange, Inc.

LIBOR = London Interbank Offered Rate

PEN = Peruvian nuevos soles Ref. = Refunding

SOFR = Secured Overnight Financing Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

168	American Funds Insurance Series

Capital World Bond Fund
Investment portfolio June 30, 2021	unaudited

Bonds, notes & other debt instruments 93.11%	Principal amount (000)	Value (000)
Euros 17.03%
Allianz SE 4.75% perpetual bonds (3-month EUR-EURIBOR + 3.60% on 10/24/2023)[1]	€4,200	$5,496
Altria Group, Inc. 1.00% 2023	1,020	1,229
Altria Group, Inc. 1.70% 2025	1,600	1,997
Altria Group, Inc. 2.20% 2027	2,900	3,717
American Honda Finance Corp. 1.60% 2022	620	747
American Honda Finance Corp. 1.95% 2024	560	709
American Tower Corp. 0.45% 2027	2,525	2,998
American Tower Corp. 0.875% 2029	1,470	1,759
AT&T, Inc. 1.60% 2028	2,350	2,990
Bank of America Corp. 3.648% 2029 (3-month EUR-EURIBOR + 3.67% on 3/31/2028)[1,2]	5,000	7,169
Barclays Bank PLC 6.625% 2022	1,070	1,333
CaixaBank, SA 2.25% 2030 (5-year EUR Annual (vs. 6-month EUR-EURIBOR) + 1.68% on 4/17/2025)[1]	2,400	2,984
Comcast Corp. 0.25% 2027	1,250	1,490
Cote d’Ivoire (Republic of) 5.25% 2030	900	1,118
Cote d’Ivoire (Republic of) 5.875% 2031	840	1,073
Deutsche Telekom International Finance BV 7.50% 2033	200	411
Dow Chemical Co. 0.50% 2027	1,110	1,327
Egypt (Arab Republic of) 5.625% 2030	745	890
European Financial Stability Facility 0.40% 2025	6,000	7,329
European Union 0% 2031	1,905	2,255
European Union 0% 2035	220	249
European Union 0.20% 2036	390	451
French Republic O.A.T. 0% 2030	27,070	32,005
Germany (Federal Republic of) 0% 2030	14,570	17,788
Germany (Federal Republic of) 0% 2030	5,950	7,250
Germany (Federal Republic of) 0% 2036	5,150	6,058
Germany (Federal Republic of) 0% 2050	9,240	10,076
Goldman Sachs Group, Inc. 3.375% 2025[2]	5,000	6,650
Goldman Sachs Group, Inc. 1.00% 2033[2]	2,705	3,216
Greece (Hellenic Republic of) 3.375% 2025	21,435	28,649
Greece (Hellenic Republic of) 0.75% 2031	1,660	1,955
Greece (Hellenic Republic of) 1.875% 2052	1,690	2,108
Groupe BPCE SA 4.625% 2023	1,200	1,560
Groupe BPCE SA 1.00% 2025	2,900	3,557
Honeywell International, Inc. 0.75% 2032	370	446
Intesa Sanpaolo SpA 6.625% 2023	510	685
Ireland (Republic of) 0.20% 2030	900	1,081
Israel (State of) 2.875% 2024	1,180	1,514
Israel (State of) 1.50% 2027	775	994
Israel (State of) 1.50% 2029	725	943
Italy (Republic of) 1.85% 2025	21,390	27,267
Italy (Republic of) 0.95% 2027	1,745	2,149
Italy (Republic of) 0.25% 2028	15,970	18,755
Italy (Republic of) 2.80% 2028	5,828	8,076
Italy (Republic of) 1.35% 2030	1,657	2,081
Italy (Republic of) 1.65% 2030	7,400	9,500
JPMorgan Chase & Co. 0.389% 2028 (3-month EUR-EURIBOR + 0.65% on 2/24/2027)[1,2]	3,208	3,819
Latvia (Republic of) 0% 2031	1,280	1,499
Lloyds Banking Group PLC 1.75% 2028 (5-year EUR-EURIBOR + 1.30% on 9/7/2023)[1]	2,400	2,948
Morocco (Kingdom of) 3.50% 2024	1,400	1,819
Morocco (Kingdom of) 1.375% 2026	1,130	1,361
Morocco (Kingdom of) 2.00% 2030	1,285	1,512
Morocco (Kingdom of) 1.50% 2031	4,100	4,574
Petroleos Mexicanos 5.50% 2025	2,520	3,279
Philippines (Republic of) 0.25% 2025	1,470	1,751
Philippines (Republic of) 0.70% 2029	940	1,111
Portuguese Republic 0.475% 2030	1,610	1,947
Quebec (Province of) 0.25% 2031	920	1,090

American Funds Insurance Series	169

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Euros (continued)
Romania 3.624% 2030		€7,175	$9,855
Romania 2.00% 2032		1,605	1,928
Romania 2.00% 2033		6,910	8,146
Romania 3.375% 2038		4,170	5,432
Russian Federation 2.875% 2025		4,500	5,840
Serbia (Republic of) 3.125% 2027		11,497	15,193
Serbia (Republic of) 1.50% 2029		4,943	5,918
Spain (Kingdom of) 0.80% 2027		2,280	2,844
Spain (Kingdom of) 1.45% 2029		1,890	2,467
Spain (Kingdom of) 1.25% 2030		4,740	6,087
Spain (Kingdom of) 0.50% 2031		765	909
Spain (Kingdom of) 2.70% 2048		850	1,323
State Grid Europe Development PLC 1.50% 2022		194	232
State Grid Overseas Investment, Ltd. 1.25% 2022		765	917
State Grid Overseas Investment, Ltd. 1.375% 2025		441	546
State Grid Overseas Investment, Ltd. 2.125% 2030		200	260
Stryker Corp. 0.25% 2024		480	575
Stryker Corp. 0.75% 2029		980	1,190
Stryker Corp. 1.00% 2031		450	551
Takeda Pharmaceutical Company, Ltd. 2.25% 2026		2,275	2,984
Tunisia (Republic of) 6.75% 2023		5,209	5,993
Turkey (Republic of) 4.375% 2027		950	1,119
Ukraine 6.75% 2026		4,344	5,632
Ukraine 4.375% 2030		2,705	3,003
Verizon Communications, Inc. 0.375% 2029		3,470	4,082
			363,820

Japanese yen 10.19%
Export-Import Bank of India 0.59% 2022		¥400,000	3,593
Goldman Sachs Group, Inc. 2.80% 2022[2]		100,000	914
Groupe BPCE SA 0.64% 2022		400,000	3,610
Indonesia (Republic of) 0.54% 2022		100,000	903
Intesa Sanpaolo SpA 1.36% 2022		600,000	5,429
Japan, Series 19, 0.10% 2024[3]		1,844,567	16,863
Japan, Series 18, 0.10% 2024[3]		1,024,182	9,354
Japan, Series 20, 0.10% 2025[3]		680,720	6,235
Japan, Series 21, 0.10% 2026[3]		989,215	9,098
Japan, Series 346, 0.10% 2027		2,525,700	22,984
Japan, Series 23, 0.10% 2028[3]		1,993,182	18,413
Japan, Series 356, 0.10% 2029		3,529,000	32,083
Japan, Series 24, 0.10% 2029[3]		1,608,477	14,895
Japan, Series 116, 2.20% 2030		576,100	6,178
Japan, Series 145, 1.70% 2033		1,851,000	19,739
Japan, Series 152, 1.20% 2035		1,442,500	14,712
Japan, Series 21, 2.30% 2035		720,000	8,378
Japan, Series 173, 0.40% 2040		492,000	4,410
Japan, Series 37, 0.60% 2050		694,500	6,129
Japan, Series 70, 0.70% 2051		335,500	3,028
KT Corp. 0.38% 2021		200,000	1,800
Philippines (Republic of) 0.001% 2024		900,000	8,048
United Mexican States 0.62% 2022		100,000	903
			217,699

Chinese yuan renminbi 9.06%
Agricultural Development Bank of China 3.75% 2029	CNY	9,850	1,548
Agricultural Development Bank of China 2.96% 2030		90,980	13,498
China (People’s Republic of), Series 1916, 3.12% 2026		85,830	13,383
China (People’s Republic of), Series INBK, 2.85% 2027		79,290	12,141
China (People’s Republic of), Series IMBK, 3.28% 2027		1,650	259
China (People’s Republic of), Series 1906, 3.29% 2029		73,800	11,573
China (People’s Republic of), Series INBK, 3.27% 2030		58,490	9,174
China (People’s Republic of), Series 1910, 3.86% 2049		205,560	32,810

170	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Chinese yuan renminbi (continued)
China (People’s Republic of), Series INBK, 3.39% 2050	CNY	17,330	$2,543
China Development Bank Corp., Series 1814, 4.15% 2025		20,900	3,349
China Development Bank Corp., Series 1909, 3.50% 2026		10,400	1,624
China Development Bank Corp., Series 1904, 3.68% 2026		11,700	1,841
China Development Bank Corp., Series 2009, 3.39% 2027		11,130	1,723
China Development Bank Corp., Series 2004, 3.43% 2027		192,390	29,880
China Development Bank Corp., Series 1805, 4.04% 2028		131,350	21,044
China Development Bank Corp., Series 1805, 4.88% 2028		33,380	5,605
China Development Bank Corp., Series 1905, 3.48% 2029		128,200	19,817
China Development Bank Corp., Series 2005, 3.07% 2030		78,250	11,707
			193,519

British pounds 3.36%
American Honda Finance Corp. 0.75% 2026		£1,420	1,939
France Télécom 5.375% 2050		300	676
Lloyds Banking Group PLC 7.625% 2025		655	1,125
United Kingdom 2.75% 2024		1,210	1,810
United Kingdom 4.25% 2027		2,800	4,801
United Kingdom 0.375% 2030		4,970	6,643
United Kingdom 4.75% 2030		14,360	27,157
United Kingdom 0.625% 2035		9,062	11,808
United Kingdom 0.875% 2046		6,030	7,675
United Kingdom 0.625% 2050		2,805	3,299
United Kingdom 1.25% 2051		3,560	4,930
			71,863

Danish kroner 2.49%
Nordea Kredit 0.50% 2040[4]	DKr	19,129	2,924
Nykredit Realkredit AS, Series 01E, 0.50% 2040[4]		144,109	22,106
Nykredit Realkredit AS, Series 01E, 0.50% 2043[4]		184,657	28,091
			53,121

Brazilian reais 2.43%
Brazil (Federative Republic of) 0% 2021	BRL	147,000	29,191
Brazil (Federative Republic of) 6.00% 2022[3]		57,071	11,998
Brazil (Federative Republic of) 6.00% 2024[3]		49,223	10,680
			51,869

Canadian dollars 2.10%
Canada 1.00% 2022	C$	1,050	854
Canada 2.25% 2025		15,900	13,544
Canada 0.25% 2026		5,800	4,524
Canada 2.25% 2029		26,105	22,667
Canada 2.75% 2048		3,500	3,388
			44,977

Mexican pesos 1.96%
Petróleos Mexicanos 7.19% 2024	MXN	83,847	3,986
Petróleos Mexicanos 7.47% 2026		95,267	4,293
United Mexican States, Series M, 7.50% 2027		412,420	21,583
United Mexican States, Series M20, 8.50% 2029		140,400	7,757
United Mexican States, Series M30, 8.50% 2038		21,100	1,171
United Mexican States, Series M, 8.00% 2047		56,500	2,992
			41,782

Russian rubles 1.67%
Russian Federation 7.00% 2023	RUB	430,300	5,919
Russian Federation 7.15% 2025		436,320	6,033
Russian Federation 6.90% 2029		403,750	5,501
Russian Federation 7.65% 2030		712,330	10,141
Russian Federation 5.90% 2031		79,600	1,000

American Funds Insurance Series	171

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Russian rubles (continued)
Russian Federation 8.50% 2031	RUB	82,440	$1,244
Russian Federation 7.70% 2033		295,840	4,244
Russian Federation 7.25% 2034		121,920	1,691
			35,773

Australian dollars 1.23%
Australia (Commonwealth of), Series 163, 1.00% 2031	A$	32,670	23,263
Australia (Commonwealth of), Series 162, 1.75% 2051		4,620	3,067
			26,330

Malaysian ringgits 1.09%
Malaysia (Federation of), Series 0310, 4.498% 2030	MYR	8,420	2,217
Malaysia (Federation of), Series 0418, 4.893% 2038		45,447	11,887
Malaysia (Federation of), Series 0519, 3.757% 2040		40,283	9,134
			23,238

Indonesian rupiah 0.70%
Indonesia (Republic of), Series 84, 7.25% 2026	IDR	22,733,000	1,679
Indonesia (Republic of), Series 56, 8.375% 2026		6,725,000	522
Indonesia (Republic of), Series 59, 7.00% 2027		11,000,000	805
Indonesia (Republic of), Series 78, 8.25% 2029		53,220,000	4,098
Indonesia (Republic of), Series 82, 7.00% 2030		39,572,000	2,827
Indonesia (Republic of), Series 87, 6.50% 2031		17,649,000	1,210
Indonesia (Republic of), Series 74, 7.50% 2032		7,073,000	516
Indonesia (Republic of), Series 65, 6.625% 2033		17,683,000	1,217
Indonesia (Republic of), Series 68, 8.375% 2034		27,353,000	2,092
			14,966

Colombian pesos 0.52%
Colombia (Republic of) 5.75% 2027	COP	14,059,000	3,589
Colombia (Republic of) 7.25% 2050		31,167,000	7,607
			11,196

South Korean won 0.43%
South Korea (Republic of), Series 2503, 1.50% 2025	KRW	5,183,670	4,582
South Korea (Republic of), Series 2712, 2.375% 2027		5,158,930	4,701
			9,283

Indian rupees 0.38%
India (Republic of) 5.15% 2025	INR	331,570	4,382
National Highways Authority of India 7.17% 2021		220,000	3,005
National Highways Authority of India 7.27% 2022		50,000	691
			8,078

Czech korunas 0.37%
Czech Republic 0% 2024	CZK	72,100	3,197
Czech Republic 1.25% 2025		102,510	4,723
			7,920

Ukrainian hryvnia 0.35%
Ukraine 16.06% 2022	UAH	86,536	3,358
Ukraine 17.00% 2022		60,180	2,331
Ukraine 17.25% 2022		47,384	1,819
			7,508

Norwegian kroner 0.32%
Norway (Kingdom of) 1.75% 2025	NKr	56,450	6,735

172	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Ghanaian cedi 0.13%
Ghana (Republic of) 18.85% 2023	GHS	15,260	$2,723

South African rand 0.11%
South Africa (Republic of) 8.00% 2030	ZAR	7,920	527
South Africa (Republic of), Series R-2048, 8.75% 2048		30,850	1,831
			2,358

Peruvian nuevos soles 0.08%
Peru (Republic of) 6.15% 2032	PEN	5,980	1,631

Polish zloty 0.07%
Poland (Republic of), Series 1029, 2.75% 2029	PLN	4,900	1,407

Romanian leu 0.06%
Romania 4.75% 2025	RON	5,000	1,295

U.S. dollars 36.98%
7-Eleven, Inc. 0.95% 2026[2]		$520	511
7-Eleven, Inc. 1.80% 2031[2]		2,015	1,929
Abbott Laboratories 3.40% 2023		137	146
AbbVie, Inc. 2.90% 2022		1,170	1,209
AbbVie, Inc. 3.20% 2022		200	207
Abu Dhabi (Emirate of) 2.50% 2025[2]		2,195	2,335
ACE INA Holdings, Inc. 2.875% 2022		195	201
ACE INA Holdings, Inc. 3.35% 2026		195	214
ACE INA Holdings, Inc. 4.35% 2045		425	538
Advisor Group Holdings, LLC 6.25% 2028[2]		425	449
Aetna, Inc. 2.80% 2023		340	354
Affinity Gaming 6.875% 2027[2]		390	415
AG Merger Sub II, Inc. 10.75% 2027[2]		311	346
Albertsons Companies, Inc. 3.50% 2029[2]		125	124
Alcoa Netherlands Holding BV 5.50% 2027[2]		200	217
Alcoa Netherlands Holding BV 4.125% 2029[2]		75	78
Alexandria Real Estate Equities, Inc. 1.875% 2033		2,047	1,939
Alliant Holdings Intermediate, LLC 6.75% 2027[2]		410	431
Allied Universal Holdco LLC 9.75% 2027[2]		325	358
Allied Universal Holdco LLC 6.00% 2029[2]		500	508
Allison Transmission Holdings, Inc. 3.75% 2031[2]		100	98
Allstate Corp. 0.75% 2025		1,563	1,548
Almonde, Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 8.25% 2025[5,6]		650	658
Altice France SA 5.125% 2029[2]		200	201
Altice NV 7.50% 2026[2]		50	52
Altria Group, Inc. 5.95% 2049		131	168
Amazon.com, Inc. 1.50% 2030		2,040	1,996
Amazon.com, Inc. 2.50% 2050		2,500	2,368
American Airlines, Inc. 5.50% 2026[2]		200	212
American Airlines, Inc. 5.75% 2029[2]		200	217
American Campus Communities, Inc. 3.75% 2023		1,810	1,898
American Campus Communities, Inc. 4.125% 2024		1,195	1,301
American Campus Communities, Inc. 3.875% 2031		514	571
American Electric Power Company, Inc. 1.00% 2025		250	248
Amgen, Inc. 1.90% 2025		580	601
Amgen, Inc. 2.20% 2027		445	462
Amipeace, Ltd. 2.50% 2024		4,100	4,298
Anglo American Capital PLC 2.25% 2028[2]		454	460
Anglo American Capital PLC 3.95% 2050[2]		521	567
Angola (Republic of) 9.50% 2025		2,400	2,634

American Funds Insurance Series	173

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Anheuser-Busch InBev NV 4.75% 2029	$2,535	$3,022
Anheuser-Busch InBev NV 4.50% 2050	2,250	2,743
Antero Resources Corp. 5.375% 2030[2]	80	82
Apache Corp. 4.625% 2025	100	108
Apache Corp. 4.375% 2028	171	182
Apache Corp. 5.10% 2040	100	105
Apollo Commercial Real Estate Finance, Inc. 4.625% 2029[2]	325	321
Apple, Inc. 3.35% 2027	1,075	1,195
Apple, Inc. 2.40% 2050	1,100	1,034
Ardagh Group SA 6.50% 2027[2,7]	210	221
Ardagh Metal Packaging Finance USA LLC 4.00% 2029[2]	200	199
Ardagh Packaging Finance 5.25% 2027[2]	200	204
Aretec Escrow Issuer, Inc. 7.50% 2029[2]	495	511
Argentine Republic 0.125% 2030 (0.50% on 7/9/2021)[1]	1,921	693
Argentine Republic 0.125% 2035 (1.125% on 7/9/2021)[1]	3,025	965
Arthur J. Gallagher & Co. 2.50% 2031	208	210
Arthur J. Gallagher & Co. 3.50% 2051	34	36
Ascent Resources—Utica LLC 8.25% 2028[2]	230	253
Ascent Resources—Utica LLC 5.875% 2029[2]	100	100
Associated Materials, LLC 9.00% 2025[2]	400	425
AssuredPartners, Inc. 7.00% 2025[2]	200	205
AssuredPartners, Inc. 5.625% 2029[2]	230	230
AstraZeneca Finance LLC 1.75% 2028	685	685
AstraZeneca Finance LLC 2.25% 2031	100	102
AstraZeneca PLC 3.50% 2023	2,700	2,869
AstraZeneca PLC 3.00% 2051	657	681
Atkore, Inc. 4.25% 2031[2]	135	137
ATS Automation Tooling Systems, Inc. 4.125% 2028[2]	230	236
Avantor Funding, Inc. 4.625% 2028[2]	200	211
Avis Budget Car Rental, LLC 5.75% 2027[2]	185	193
Avis Budget Group, Inc. 5.25% 2025[2]	75	76
Avis Budget Group, Inc. 4.75% 2028[2]	100	103
Avis Budget Group, Inc. 5.375% 2029[2]	95	99
Axalta Coating Systems LLC 4.75% 2027[2]	200	210
Axiata SPV2 Bhd. 2.163% 2030	651	643
Azul Investments LLP 7.25% 2026[2]	300	295
B&G Foods, Inc. 5.25% 2025	100	103
B&G Foods, Inc. 5.25% 2027	210	219
Baidu, Inc. 3.425% 2030	675	732
Banff Merger Sub, Inc. 9.75% 2026[2]	210	221
Bank of America Corp. 2.456% 2025 (3-month USD-LIBOR + 0.87% on 10/22/2024)[1]	847	887
Bank of America Corp. 1.197% 2026 (USD-SOFR + 1.01% on 10/24/2025)[1]	7,710	7,645
Bank of America Corp. 1.658% 2027 (USD-SOFR + 0.91% on 3/11/2026)[1]	4,600	4,639
Bank of America Corp. 1.734% 2027 (USD-SOFR + 0.96% on 7/22/2026)[1]	3,745	3,776
Bausch Health Companies, Inc. 9.25% 2026[2]	795	866
Bausch Health Companies, Inc. 5.75% 2027[2]	200	213
Bausch Health Companies, Inc. 4.875% 2028[2]	245	251
Bausch Health Companies, Inc. 5.00% 2028[2]	215	204
Bausch Health Companies, Inc. 5.25% 2031[2]	235	220
Bayer AG 3.375% 2024[2]	840	903
Bayer US Finance II LLC 4.25% 2025[2]	203	226
Bayerische Motoren Werke AG 2.95% 2022[2]	3,675	3,755
Bayerische Motoren Werke AG 3.90% 2025[2]	900	993
Bayerische Motoren Werke AG 4.15% 2030[2]	900	1,051
Beasley Mezzanine Holdings, LLC 8.625% 2026[2]	125	127
Belarus (Republic of) 7.625% 2027	2,100	2,055
Berkshire Hathaway Energy Company 2.85% 2051	300	291
Black Knight, Inc. 3.625% 2028[2]	335	334
Blue Racer Midstream LLC and Blue Racer Finance Corp. 7.625% 2025[2]	120	130
BMC Software, Inc. 7.125% 2025[2]	70	75
BMC Software, Inc. 9.125% 2026[2]	150	159
BNP Paribas 2.871% 2032 (USD-SOFR + 1.387% on 4/19/2032)[1,2]	1,275	1,310

174	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Boeing Company 5.15% 2030	$4,000	$4,740
Bombardier, Inc. 6.125% 2023[2]	65	69
Bombardier, Inc. 7.50% 2025[2]	125	129
Bombardier, Inc. 7.125% 2026[2]	175	183
Bombardier, Inc. 7.875% 2027[2]	325	338
Bombardier, Inc. 7.45% 2034[2]	125	134
Booz Allen Hamilton, Inc. 4.00% 2029[2]	15	15
Boyd Gaming Corp. 4.75% 2027	220	228
Boyd Gaming Corp. 4.75% 2031[2]	90	93
Boyne USA, Inc. 4.75% 2029[2]	45	47
BP Capital Markets America, Inc. 2.939% 2051	2,280	2,188
Brandywine Operating Partnership LP 3.95% 2023	190	198
Braskem SA 4.50% 2030[2]	745	778
Brightstar Escrow Corp. 9.75% 2025[2]	180	194
Bristow Group, Inc. 6.875% 2028[2]	175	179
British American Tobacco PLC 2.789% 2024	1,150	1,209
British American Tobacco PLC 3.215% 2026	955	1,014
British American Tobacco PLC 3.557% 2027	1,545	1,655
British American Tobacco PLC 3.462% 2029	1,150	1,216
British American Tobacco PLC 4.758% 2049	894	971
Broadcom, Inc. 3.15% 2025	212	227
Broadcom, Inc. 4.15% 2030	1,450	1,628
Broadcom, Inc. 3.419% 2033[2]	698	734
Broadcom, Inc. 3.469% 2034[2]	48	51
Broadcom, Inc. 3.75% 2051[2]	926	968
BroadStreet Partners, Inc. 5.875% 2029[2]	250	256
Brookfield Property REIT, Inc. 5.75% 2026[2]	820	863
Brookfield Residential Properties, Inc. 5.00% 2029[2]	100	101
Burger King Corp. 3.875% 2028[2]	150	152
BWX Technologies, Inc. 4.125% 2029[2]	265	270
Cablevision Systems Corp. 6.75% 2021	950	971
Caesars Entertainment, Inc. 6.25% 2025[2]	50	53
California Resources Corp. 7.125% 2026[2]	100	105
Canadian Natural Resources, Ltd. 2.95% 2030	2,343	2,431
Carnival Corp. 11.50% 2023[2]	2,630	2,963
Carrier Global Corp. 2.242% 2025	530	551
Carrols Restaurant Group, Inc. 5.875% 2029[2]	130	129
Carvana Co. 5.50% 2027[2]	70	72
Catalent, Inc. 3.125% 2029[2]	75	73
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[2]	159	165
CCO Holdings LLC and CCO Holdings Capital Corp. 3.75% 2028	2,650	2,925
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2030[2]	975	1,016
CCO Holdings LLC and CCO Holdings Capital Corp. 4.75% 2030[2]	165	175
CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2031[2]	305	311
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2032	100	104
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2033[2]	282	289
CEC Entertainment, Inc. 6.75% 2026[2]	200	206
Centene Corp. 4.25% 2027	200	211
Centene Corp. 2.45% 2028	105	107
Centene Corp. 4.625% 2029	405	446
Centene Corp. 2.50% 2031	155	153
Central Garden & Pet Co. 4.125% 2030	99	101
Central Garden & Pet Co. 4.125% 2031[2]	120	122
Charles River Laboratories International, Inc. 4.25% 2028[2]	150	155
Charles River Laboratories International, Inc. 3.75% 2029[2]	30	30
Cheniere Energy Partners LP 5.625% 2026	100	104
Cheniere Energy Partners LP 4.50% 2029	210	226
Cheniere Energy Partners LP 4.00% 2031[2]	100	105
Cheniere Energy, Inc. 4.625% 2028[2]	405	428
Chesapeake Energy Corp. 4.875% 2022[8]	915	26
Chesapeake Energy Corp. 5.50% 2026[2]	100	106
Chesapeake Energy Corp. 5.875% 2029[2]	85	92

American Funds Insurance Series	175

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
China Construction Bank Corp. (Hong Kong Branch) 1.00% 2023	$6,000	$6,016
Cigna Corp. 4.125% 2025	830	931
Cigna Corp. 2.40% 2030	380	388
Cigna Corp. 2.375% 2031	2,977	3,022
Cinemark USA, Inc. 5.875% 2026[2]	75	79
Cinemark USA, Inc. 5.25% 2028[2]	100	103
Cirsa Gaming Corp. SA 7.875% 2023[2]	400	409
Citigroup, Inc. 2.35% 2021	1,500	1,503
Citigroup, Inc. 0.981% 2025 (USD-SOFR + 0.669% on 5/1/2024)[1]	808	810
Citigroup, Inc. 3.106% 2026 (USD-SOFR + 2.842% on 3/8/2026)[1]	4,500	4,818
Clarivate Science Holdings Corp. 3.875% 2028[2]	110	111
Clarivate Science Holdings Corp. 4.875% 2029[2]	140	144
Cleveland-Cliffs, Inc. 9.875% 2025[2]	281	330
Cleveland-Cliffs, Inc. 6.75% 2026[2]	315	340
Cleveland-Cliffs, Inc. 5.875% 2027	100	105
Cleveland-Cliffs, Inc. 4.625% 2029[2]	125	132
Cleveland-Cliffs, Inc. 4.875% 2031[2]	200	210
CMS Energy Corp. 3.875% 2024	100	107
CMS Energy Corp. 3.00% 2026	1,200	1,285
CNX Resources Corp. 7.25% 2027[2]	210	225
CNX Resources Corp. 6.00% 2029[2]	225	244
Cogent Communications Group, Inc. 3.50% 2026[2]	375	384
Colombia (Republic of) 3.875% 2027	350	372
Comcast Corp. 3.95% 2025	2,610	2,926
Commonwealth Bank of Australia 2.688% 2031[2]	4,650	4,653
Community Health Systems, Inc. 5.625% 2027[2]	90	96
Community Health Systems, Inc. 6.00% 2029[2]	230	246
Compass Diversified Holdings 5.25% 2029[2]	365	380
Comstock Resources, Inc. 6.75% 2029[2]	140	149
Comstock Resources, Inc. 5.875% 2030[2]	175	179
Constellation Oil Services Holding SA 10.00% 2024 (100% PIK)[2,7,8]	2,741	781
Constellium SE 3.75% 2029[2]	125	124
Consumers Energy Co. 3.375% 2023	345	364
Convey Park Energy LLC 7.50% 2025[2]	125	130
CoreCivic, Inc. 8.25% 2026	289	300
CoreLogic, Inc. 4.50% 2028[2]	584	580
CoreLogic, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 7.00% 2029[5,6]	150	151
Corporate Office Properties LP 2.75% 2031	1,212	1,223
Costa Rica (Republic of) 6.125% 2031[2]	640	680
CQP Holdco LP / BIP-V Chinook Holdco LLC 5.50% 2031[2]	650	678
Crédit Agricole SA 4.375% 2025[2]	1,100	1,212
Crédit Agricole SA 1.907% 2026 (USD-SOFR + 1.676% on 6/16/2025)[1,2]	2,675	2,729
Credit Suisse Group AG 2.95% 2025	875	937
Credit Suisse Group AG 3.091% 2032 (USD-SOFR + 1.73% on 5/14/2031)[1,2]	1,000	1,032
Crestwood Midstream Partners LP 6.00% 2029[2]	150	157
Crown Castle International Corp. 2.50% 2031	679	685
CSX Corp. 3.80% 2050	75	86
CSX Corp. 2.50% 2051	1,075	979
CVR Partners LP 9.25% 2023[2]	34	34
CVR Partners LP 6.125% 2028[2]	120	123
CVS Health Corp. 3.50% 2022	430	442
CVS Health Corp. 3.70% 2023	97	102
DaimlerChrysler North America Holding Corp. 2.00% 2021[2]	2,100	2,100
Dana, Inc. 5.625% 2028	410	445
Dana, Inc. 4.25% 2030	80	82
Danske Bank AS 2.70% 2022[2]	1,400	1,422
Danske Bank AS 3.875% 2023[2]	1,675	1,784
Darling Ingredients, Inc. 5.25% 2027[2]	210	221
DaVita, Inc. 4.625% 2030[2]	200	206
DCP Midstream LP 7.375% junior subordinated perpetual bonds (3-month USD-LIBOR + 5.148% on 12/15/2022)[1]	50	49
Dell International LLC / EMC Corp. 8.10% 2036	110	168

176	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Dell International LLC / EMC Corp. 8.35% 2046	$81	$133
Dell, Inc. 6.50% 2038	53	68
Dell, Inc. 5.40% 2040	25	30
Deluxe Corp. 8.00% 2029[2]	150	163
Deutsche Bank AG 2.129% 2026 (USD-SOFR + 1.87% on 11/24/2025)[1]	850	863
Deutsche Bank AG 3.547% 2031 (USD-SOFR + 3.043% on 9/18/2030)[1]	1,500	1,598
Deutsche Telekom International Finance BV 1.95% 2021[2]	575	576
Deutsche Telekom International Finance BV 2.82% 2022[2]	1,675	1,693
Deutsche Telekom International Finance BV 9.25% 2032	930	1,509
Diamond Foreign Asset Co. / Diamond Finance LLC 9.00% 2027[2,6,7,9,10]	30	30
Diamond Foreign Asset Co. / Diamond Finance LLC 9.00% 2027[6,7,9,10]	27	27
Diamond Sports Group LLC 6.625% 2027[2]	385	190
Diebold Nixdorf AG, Term Loan B, (3-month USD-LIBOR + 2.75%) 2.897% 2023[5,6]	108	106
Diebold Nixdorf, Inc. 9.375% 2025[2]	630	701
Diebold, Inc. 8.50% 2024	150	154
Discovery Communications, Inc. 3.625% 2030	468	511
Diversified Healthcare Trust 4.375% 2031	300	288
Dominican Republic 5.50% 2025[2]	1,375	1,513
Dominican Republic 8.625% 2027[2]	225	276
Dominican Republic 6.40% 2049[2]	1,613	1,738
DPL, Inc. 4.125% 2025	270	290
DT Midstream, Inc. 4.125% 2029[2]	185	188
Duke Energy Corp. 3.75% 2024	550	592
Duke Energy Progress, LLC 3.70% 2028	1,225	1,380
Dun & Bradstreet Corp. 6.875% 2026[2]	123	131
Edison International 5.75% 2027	370	421
Edison International 4.125% 2028	2,390	2,546
Egypt (Arab Republic of) 7.50% 2027[2]	2,200	2,478
Elastic NV 4.125% 2029[2]	75	75
Electricité de France SA 4.875% 2038[2]	795	979
Element Solutions, Inc. 3.875% 2028[2]	150	153
Embarq Corp. 7.995% 2036	266	302
EMD Finance LLC 2.95% 2022[2]	225	228
EMD Finance LLC 3.25% 2025[2]	2,924	3,142
Empire Communities Corp. 7.00% 2025[2]	100	105
Empresas Publicas de Medellin ESP 4.25% 2029[2]	1,030	1,022
Enbridge, Inc. 4.00% 2023	600	641
Enbridge, Inc. 2.50% 2025	900	944
Enbridge, Inc. 4.25% 2026	655	739
Enbridge, Inc. 3.70% 2027	754	832
Enbridge, Inc. 3.40% 2051	464	467
Encompass Health Corp. 4.50% 2028	100	104
Encompass Health Corp. 4.75% 2030	145	154
Endo DAC / Endo Finance LLC / Endo Finco 9.50% 2027[2]	551	563
Endo DAC / Endo Finance LLC / Endo Finco 6.00% 2028[2]	292	197
Endo Luxembourg Finance Co. I SARL / Endo U.S., Inc. 6.125% 2029[2]	225	221
Enel Finance International SA 2.75% 2023[2]	5,000	5,187
Enel Finance International SA 3.625% 2027[2]	2,375	2,612
Enel Finance International SA 3.50% 2028[2]	1,800	1,974
Energean Israel Finance, Ltd. 4.50% 2024[2]	80	82
Energizer Holdings, Inc. 4.375% 2029[2]	210	211
Energy Transfer Operating LP 5.00% 2050	5,567	6,447
Energy Transfer Partners LP 4.20% 2027	110	122
Energy Transfer Partners LP 6.00% 2048	70	89
Energy Transfer Partners LP 6.25% 2049	910	1,196
EnLink Midstream Partners, LLC 5.625% 2028[2]	135	143
ENN Energy Holdings, Ltd. 2.625% 2030[2]	2,982	2,981
Entergy Corp. 0.90% 2025	750	741
Entergy Texas, Inc. 1.75% 2031	525	504
EQM Midstream Partners LP 6.50% 2027[2]	340	380
EQM Midstream Partners LP 4.50% 2029[2]	75	76
EQM Midstream Partners LP 4.75% 2031[2]	70	72

American Funds Insurance Series	177

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
EQT Corp. 8.50% 2030 (8.25% on 8/1/2021)[1]	$50	$65
Equinix, Inc. 1.80% 2027	1,145	1,160
Equinix, Inc. 2.15% 2030	9,390	9,339
Essex Portfolio LP 3.50% 2025	2,835	3,071
Essex Portfolio LP 3.375% 2026	885	960
European Investment Bank 2.25% 2022	700	710
Everi Holdings Inc. 5.00% 2029[2]	55	56
Exelon Corp., junior subordinated, 3.497% 2022[1]	525	538
Export-Import Bank of India 3.25% 2030	3,489	3,552
Fannie Mae, Series 2012-M17, Class A2, Multi Family, 2.184% 2022[4]	1,024	1,042
Fannie Mae Pool #MA2754 3.00% 2026[4]	120	126
Fannie Mae Pool #AB4281 3.00% 2027[4]	19	20
Fannie Mae Pool #AP7888 3.50% 2042[4]	457	497
Fannie Mae Pool #AQ0770 3.50% 2042[4]	164	178
Fannie Mae Pool #AO4151 3.50% 2042[4]	157	170
Fertitta Entertainment, Inc. 6.75% 2024[2]	150	152
Fidelity National Information Services, Inc. 2.25% 2031	47	47
First Quantum Minerals, Ltd. 7.25% 2023[2]	265	270
First Quantum Minerals, Ltd. 7.50% 2025[2]	495	515
First Quantum Minerals, Ltd. 6.875% 2026[2]	325	340
First Quantum Minerals, Ltd. 6.875% 2027[2]	440	480
FirstEnergy Corp. 4.40% 2027[1]	1,800	1,960
FirstEnergy Corp. 3.40% 2050	240	236
FirstEnergy Transmission LLC 2.866% 2028[2]	2,325	2,411
FMG Resources 4.375% 2031[2]	325	348
Ford Motor Credit Company LLC 3.81% 2024	530	555
Ford Motor Credit Company LLC 5.125% 2025	1,035	1,141
Ford Motor Credit Company LLC 2.90% 2028	200	199
Ford Motor Credit Company LLC 4.00% 2030	125	131
Fortress Transportation and Infrastructure Investors LLC 5.50% 2028[2]	90	94
France Télécom 9.00% 2031[1]	2,434	3,832
Freddie Mac Pool #ZS8588 3.00% 2030[4]	75	80
Freedom Mortgage Corp. 7.625% 2026[2]	225	235
Freeport-McMoRan, Inc. 3.875% 2023	75	78
Freeport-McMoRan, Inc. 4.25% 2030	275	295
Freeport-McMoRan, Inc. 5.45% 2043	100	122
Fresnillo PLC 4.25% 2050[2]	973	991
Front Range BidCo, Inc. 6.125% 2028[2]	200	205
Frontier Communications Corp. 5.875% 2027[2]	125	134
Frontier Communications Corp. 5.00% 2028[2]	125	129
Frontier Communications Corp. 6.75% 2029[2]	125	133
Frontier Communications Holdings, LLC 5.875% 2029	400	408
FS Energy and Power Fund 7.50% 2023[2]	575	596
FXI Holdings, Inc. 7.875% 2024[2]	150	155
FXI Holdings, Inc. 12.25% 2026[2]	652	753
Gartner, Inc. 4.50% 2028[2]	150	159
General Motors Company 6.125% 2025	117	139
General Motors Financial Co. 5.20% 2023	1,190	1,282
General Motors Financial Co. 1.05% 2024	725	729
General Motors Financial Co. 2.40% 2028	2,250	2,286
Genesis Energy LP 8.00% 2027	360	379
Georgia (Republic of) 2.75% 2026[2]	400	408
Glencore Funding LLC 1.625% 2026[2]	2,838	2,850
Global Infrastructure Solutions, Inc. 5.625% 2029[2]	250	260
Global Payments, Inc. 1.20% 2026	817	810
Global Payments, Inc. 2.90% 2030	683	712
Goldman Sachs Group, Inc. 2.905% 2023 (3-month USD-LIBOR + 0.99% on 7/24/2022)[1]	1,200	1,230
Goldman Sachs Group, Inc. 1.542% 2027 (USD-SOFR + 0.818% on 9/10/2026)[1]	1,080	1,078
Goldman Sachs Group, Inc. 2.615% 2032 (USD-SOFR + 1.281% on 4/22/2031)[1]	2,510	2,566
Goodyear Tire & Rubber Co. 5.00% 2029[2]	210	220
GPC Merger Sub, Inc. 7.125% 2028[2]	210	227

178	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Grab Holding, Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 5.50% 2026[5,6]	$75	$76
Gray Television, Inc. 7.00% 2027[2]	210	228
Groupe BPCE SA 5.15% 2024[2]	1,800	2,006
Grupo Energia Bogota SA ESP 4.875% 2030[2]	660	720
Guara Norte SARL 5.198% 2034[2]	197	205
Hanesbrands, Inc. 4.625% 2024[2]	85	90
Hanesbrands, Inc. 5.375% 2025[2]	86	91
Hanesbrands, Inc. 4.875% 2026[2]	245	265
Harsco Corp. 5.75% 2027[2]	360	378
Harvest Midstream I LP 7.50% 2028[2]	140	152
HAT Holdings I LLC / HAT Holdings II LLC 3.375% 2026[2]	150	151
HCA, Inc. 5.375% 2025	55	62
HCA, Inc. 5.875% 2026	125	145
HCA, Inc. 5.625% 2028	315	374
HCA, Inc. 5.25% 2049	170	217
Hexion, Inc. 7.875% 2027[2]	370	400
Hightower Holding, LLC 6.75% 2029[2]	85	87
Hilcorp Energy I LP 5.75% 2029[2]	80	84
Hilcorp Energy I LP 6.00% 2031[2]	45	48
Hilton Grand Vacations Borrower LLC 5.00% 2029[2]	450	461
Hilton Worldwide Holdings, Inc. 4.00% 2031[2]	130	131
Howard Hughes Corp. 5.375% 2028[2]	435	463
Howard Hughes Corp. 4.125% 2029[2]	205	206
Howard Hughes Corp. 4.375% 2031[2]	130	130
Howmet Aerospace, Inc. 6.875% 2025	190	221
HSBC Holdings PLC 3.033% 2023 (3-month USD-LIBOR + 0.923% on 11/12/2022)[1]	430	446
HSBC Holdings PLC 2.633% 2025 (3-month USD-LIBOR + 1.14% on 11/7/2024)[1]	305	320
HSBC Holdings PLC 4.292% 2026 (3-month USD-LIBOR + 1.348% on 9/12/2025)[1]	4,172	4,646
HSBC Holdings PLC 2.357% 2031 (USD-SOFR + 1.947% on 8/18/2030)[1]	1,032	1,034
Huarong Finance 2017 Co., Ltd., (3-month USD-LIBOR + 1.15%) 1.32% 2022[6]	200	154
Huarong Finance 2017 Co., Ltd., (3-month USD-LIBOR + 0.185%) 2.031% 2022[6]	507	416
Huarong Finance 2017 Co., Ltd., (3-month USD-LIBOR + 1.325%) 1.525% 2023[6]	408	304
Huarong Finance 2017 Co., Ltd. 4.75% 2027	400	281
Huarong Finance 2019 Co., Ltd., (3-month USD-LIBOR + 1.125%) 1.275% 2023[6]	976	730
Huarong Finance 2019 Co., Ltd. 3.75% 2024	200	148
Huarong Finance II Co., Ltd. 5.00% 2025	607	439
Huarong Finance II Co., Ltd. 5.50% 2025	880	653
Huarong Finance II Co., Ltd. 4.875% 2026	600	423
HUB International, Ltd. 7.00% 2026[2]	275	286
Hyundai Capital America 3.25% 2022[2]	250	258
Hyundai Capital America 0.875% 2024[2]	1,200	1,195
Hyundai Capital America 1.50% 2026[2]	925	919
Hyundai Capital America 2.375% 2027[2]	1,284	1,315
Hyundai Capital America 2.00% 2028[2]	600	596
Hyundai Capital Services, Inc. 3.75% 2023[2]	2,450	2,572
Imperial Tobacco Finance PLC 3.50% 2023[2]	2,000	2,069
Independence Energy Finance LLC 7.25% 2026[2]	150	158
Ingles Markets, Inc. 4.00% 2031[2]	325	325
International Game Technology PLC 6.50% 2025[2]	500	561
International Game Technology PLC 4.125% 2026[2]	250	261
International Game Technology PLC 5.25% 2029[2]	200	215
Intesa Sanpaolo SpA 5.017% 2024[2]	3,270	3,560
Inversiones Latin America Power 5.125% 2033[2]	200	198
Investment Energy Resources, Ltd. 6.25% 2029[2]	200	217
Iqvia, Inc. 5.00% 2027[2]	200	210
Iraq (Republic of) 6.752% 2023[2]	545	559
Iron Mountain, Inc. 5.25% 2030[2]	290	307
Iron Mountain, Inc. 4.50% 2031[2]	100	101
Israel (State of) 2.50% 2030	3,850	4,040
Israel (State of) 2.75% 2030	1,135	1,213
Israel (State of) 3.375% 2050	1,470	1,574
Israel (State of) 3.875% 2050	795	922

American Funds Insurance Series	179

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
J2 Global, Inc. 4.625% 2030[2]	$220	$228
Jazz Securities DAC 4.375% 2029[2]	200	208
JBS Luxembourg SARL 3.625% 2032[2]	200	200
JPMorgan Chase & Co. 1.045% 2026 (USD-SOFR + 0.80% on 11/19/2025)[1]	6,710	6,628
JPMorgan Chase & Co. 1.578% 2027 (USD-SOFR + 0.885% on 4/22/2026)[1]	1,722	1,732
Kantar Group LLC, Term Loan B, (3-month USD-LIBOR + 4.50%) 5.25% 2026[5,6]	65	65
KB Home 6.875% 2027	370	442
Kennedy-Wilson Holdings, Inc. 4.75% 2029	325	335
Kennedy-Wilson Holdings, Inc. 5.00% 2031	125	129
Kenya (Republic of) 6.875% 2024	1,300	1,433
Keurig Dr Pepper, Inc. 4.597% 2028	2,740	3,220
Keurig Dr Pepper, Inc. 3.20% 2030	146	158
Keurig Dr Pepper, Inc. 5.085% 2048	1,075	1,422
Kimberly-Clark Corp. 1.05% 2027	770	754
Kimberly-Clark Corp. 3.10% 2030	110	122
Kraft Heinz Company 3.875% 2027	300	330
Kraft Heinz Company 5.00% 2042	250	306
Kraft Heinz Company 4.375% 2046	740	840
Kronos Acquisition Holdings, Inc. 5.00% 2026[2]	95	97
Kronos Acquisition Holdings, Inc. 7.00% 2027[2]	225	226
Kuwait (State of) 2.75% 2022[2]	3,550	3,615
Lamar Media Corp. 3.75% 2028	210	214
Lamar Media Corp. 3.625% 2031[2]	75	73
LD Holdings Group LLC 6.125% 2028[2]	125	125
Level 3 Financing, Inc. 3.75% 2029[2]	125	122
Levi Strauss & Co. 3.50% 2031[2]	125	125
LGI Homes, Inc. 4.00% 2029[2]	105	106
Liberty Global PLC 5.50% 2028[2]	250	263
Ligado Networks LLC 15.50% 2023 (100% PIK)[2,7]	243	240
Lima Metro Line 2 Finance, Ltd. 5.875% 2034[2]	1,027	1,200
Lima Metro Line 2 Finance, Ltd. 5.875% 2034	703	822
Lima Metro Line 2 Finance, Ltd. 4.35% 2036[2]	630	654
Limited Brands, Inc. 6.625% 2030[2]	40	46
Limited Brands, Inc. 6.875% 2035	25	32
Lithia Motors, Inc. 3.875% 2029[2]	90	93
Lloyds Banking Group PLC 1.326% 2023 (1-year UST Yield Curve Rate T Note Constant Maturity on 6/15/2022)[1]	1,825	1,840
Lloyds Banking Group PLC 1.627% 2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 5/11/2026)[1]	7,000	7,008
LPL Financial Holdings, Inc. 4.625% 2027[2]	395	410
LPL Financial Holdings, Inc. 4.375% 2031[2]	110	112
LSB Industries, Inc. 9.625% 2023[2]	760	782
LSC Communications, Inc. 8.75% 2023[2,8,9,10]	431	23
LSF9 Atlantis Holdings LLC / Victra Finance Corp. 7.75% 2026[2]	155	161
Magic MergerCo, Inc. 5.25% 2028[2]	150	154
Magic MergerCo, Inc. 7.875% 2029[2]	150	155
Mallinckrodt PLC 10.00% 2025[2]	1,190	1,331
Marriott Ownership Resorts, Inc. 4.50% 2029[2]	20	20
Masco Corp. 1.50% 2028	791	773
MasTec, Inc. 4.50% 2028[2]	100	105
MDC Partners, Inc. 7.50% 2024[1,2]	470	476
Medical Properties Trust, Inc. 3.50% 2031	155	157
Medtronic, Inc. 3.50% 2025	1,091	1,198
Meituan Dianping 2.125% 2025	1,730	1,718
Melco International Development, Ltd. 5.375% 2029[2]	200	212
Mercer International, Inc. 5.125% 2029[2]	130	134
Meredith Corp. 6.875% 2026	161	168
Methanex Corp. 5.125% 2027	240	260
Methanex Corp. 5.65% 2044	240	249
Mexico City Airport Trust 5.50% 2047	432	439
MGM Growth Properties LLC 3.875% 2029[2]	100	102
MGM Resorts International 7.75% 2022	200	209

180	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
MH Sub I, LLC, Term Loan, (3-month USD-LIBOR + 6.25%) 6.345% 2029[5,6]	$25	$26
MicroStrategy, Inc. 6.125% 2028[2]	50	50
MidCap Financial Issuer Trust 6.50% 2028[2]	200	210
MidCap Financial Issuer Trust 5.625% 2030[2]	125	126
Mohegan Gaming & Entertainment 8.00% 2026[2]	380	398
Molina Healthcare, Inc. 5.375% 2022	1,200	1,259
Molina Healthcare, Inc. 3.875% 2030[2]	75	78
Morgan Stanley 1.593% 2027 (USD-SOFR + 0.879% on 5/4/2026)[1]	2,164	2,180
Morgan Stanley 1.928% 2032 (USD-SOFR + 1.02% on 4/28/2031)[1]	1,396	1,358
MPLX LP 2.65% 2030	837	846
MPLX LP 5.50% 2049	1,900	2,465
MSCI, Inc. 5.375% 2027[2]	125	134
MSCI, Inc. 3.625% 2031[2]	150	154
MSCI, Inc. 3.875% 2031[2]	410	426
Mueller Water Products, Inc. 4.00% 2029[2]	130	134
National Financial Partners Corp. 6.875% 2028[2]	210	222
Nationstar Mortgage Holdings, Inc. 5.125% 2030[2]	135	135
Navient Corp. 5.50% 2023	440	465
Navient Corp. 5.875% 2024	730	789
Navient Corp. 6.125% 2024	100	108
Navient Corp. 4.875% 2028	80	81
NCL Corp., Ltd. 3.625% 2024[2]	345	334
NCL Corp., Ltd. 5.875% 2026[2]	115	121
NCR Corp. 5.125% 2029[2]	250	258
Neiman Marcus Group LLC 7.125% 2026[2]	325	347
Neon Holdings, Inc. 10.125% 2026[2]	70	77
NESCO Holdings II, Inc. 5.50% 2029[2]	75	78
Nestlé Holdings, Inc. 0.625% 2026[2]	4,538	4,458
Netflix, Inc. 4.875% 2028	150	175
Netflix, Inc. 4.875% 2030[2]	225	268
New Fortress Energy, Inc. 6.50% 2026[2]	570	583
New York Life Global Funding 1.20% 2030[2]	2,725	2,557
Newcrest Finance Pty, Ltd. 3.25% 2030[2]	909	978
Newell Rubbermaid, Inc. 4.70% 2026	100	112
Newell Rubbermaid, Inc. 5.875% 2036[1]	100	124
News Corp. 3.875% 2029[2]	125	126
Nexstar Broadcasting, Inc. 4.75% 2028[2]	215	221
Nexstar Escrow Corp. 5.625% 2027[2]	100	106
NextEra Energy Capital Holdings, Inc. 0.65% 2023	4,225	4,243
NFP Corp. 4.875% 2028[2]	250	254
NGL Energy Operating LLC 7.50% 2026[2]	490	515
NGL Energy Partners LP 7.50% 2023	350	345
Niagara Mohawk Power Corp. 3.508% 2024[2]	180	194
Nielsen Finance LLC and Nielsen Finance Co. 5.00% 2025[2]	125	129
Nielsen Finance LLC and Nielsen Finance Co. 5.625% 2028[2]	210	222
NIKE, Inc. 3.375% 2050	602	679
Northern Oil and Gas, Inc. 8.125% 2028[2]	300	324
NorthRiver Midstream Finance LP 5.625% 2026[2]	220	229
Nouryon Holding BV 8.00% 2026[2]	210	223
Nova Chemicals Corp. 5.00% 2025[2]	115	123
Nova Chemicals Corp. 5.25% 2027[2]	120	129
Nova Chemicals Corp. 4.25% 2029[2]	95	96
Novelis Corp. 4.75% 2030[2]	200	210
Oasis Midstream Partners LP / OMP Finance Corp. 8.00% 2029[2]	185	197
Oasis Petroleum, Inc. 6.375% 2026[2]	35	37
Occidental Petroleum Corp. 2.70% 2023	230	236
Occidental Petroleum Corp. 5.875% 2025	240	267
Occidental Petroleum Corp. 6.375% 2028	234	274
Occidental Petroleum Corp. 6.125% 2031	50	59
State of Ohio, Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2048	1,410	1,450
Oleoducto Central SA 4.00% 2027[2]	2,535	2,619

American Funds Insurance Series	181

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Oleoducto Central SA 4.00% 2027	$630	$651
ONEOK, Inc. 6.35% 2031	31	40
ONEOK, Inc. 4.95% 2047	111	131
ONEOK, Inc. 5.20% 2048	1,378	1,691
ONEOK, Inc. 4.45% 2049	3,510	3,887
ONEOK, Inc. 7.15% 2051	355	523
Oracle Corp. 2.65% 2026	2,327	2,457
Oracle Corp. 3.25% 2027	1,880	2,048
Oracle Corp. 3.60% 2050	980	1,008
Oracle Corp. 3.95% 2051	122	133
Organon Finance 1 LLC 5.125% 2031[2]	105	108
OSW Structured Asset Trust, Series 2020-RPL1, Class A1, 3.072% 2059[2,4,6]	582	587
Oversea-Chinese Banking Corp., Ltd. 1.832% 2030 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.58% on 9/10/2025)[1,2]	1,416	1,420
Owens & Minor, Inc. 4.375% 2024	425	445
Owens & Minor, Inc. 4.50% 2029[2]	135	139
Pacific Gas and Electric Co. 2.95% 2026	590	604
Pacific Gas and Electric Co. 2.10% 2027	9,935	9,659
Pacific Gas and Electric Co. 3.30% 2027	659	683
Pacific Gas and Electric Co. 4.65% 2028	542	597
Pacific Gas and Electric Co. 4.55% 2030	783	838
Pacific Gas and Electric Co. 3.25% 2031	975	960
Pacific Gas and Electric Co. 3.30% 2040	6,850	6,201
Pacific Gas and Electric Co. 3.50% 2050	931	831
Pakistan (Islamic Republic of) 5.50% 2021[2]	3,535	3,563
Pakistan (Islamic Republic of) 5.625% 2022	2,170	2,235
Panama (Republic of) 3.75% 2026[2]	1,440	1,556
Panther BF Aggregator 2 LP 6.25% 2026[2]	49	52
Panther BF Aggregator 2 LP 8.50% 2027[2]	200	218
Paraguay (Republic of) 4.625% 2023	947	999
Paraguay (Republic of) 5.00% 2026	235	268
Paraguay (Republic of) 4.70% 2027[2]	350	398
Paraguay (Republic of) 5.60% 2048[2]	2,340	2,758
Paraguay (Republic of) 5.40% 2050[2]	1,510	1,768
Park Intermediate Holdings LLC 4.875% 2029[2]	135	140
Party City Holdings, Inc. 8.75% 2026[2]	175	187
PayPal Holdings, Inc. 2.30% 2030	541	560
Peabody Energy Corp. 8.50% 2024 (29.41% PIK)[2,7]	45	34
Peninsula Pacific Entertainment LLC 8.50% 2027[2]	125	134
Peru (Republic of) 2.392% 2026	500	517
Petróleos Mexicanos 6.875% 2025[2]	1,340	1,485
Petróleos Mexicanos 6.875% 2026	4,260	4,661
Petróleos Mexicanos 7.69% 2050	250	241
Petróleos Mexicanos 6.95% 2060	201	178
PETRONAS Capital, Ltd. 3.50% 2030[2]	605	664
PG&E Corp. 5.00% 2028	220	223
PG&E Corp. 5.25% 2030	125	127
Philip Morris International, Inc. 2.10% 2030	634	632
Plains All American Pipeline LP 3.80% 2030	352	377
Post Holdings, Inc. 4.625% 2030[2]	579	589
Power Financial Corp., Ltd. 3.35% 2031	1,870	1,836
PowerTeam Services, LLC 9.033% 2025[2]	200	220
Precision Drilling Corp. 7.125% 2026[2]	125	129
Precision Drilling Corp. 6.875% 2029[2]	150	155
Prestige Brands International, Inc. 3.75% 2031[2]	90	87
Procter & Gamble Company 3.00% 2030	338	373
Progress Energy, Inc. 7.75% 2031	150	214
PT Bank Negara Indonesia (Persero) Tbk 3.75% 2026	600	612
PT Indofood CBP Sukses Makmur Tbk 3.398% 2031	1,795	1,823
PT Indonesia Asahan Aluminium Tbk 5.23% 2021[2]	555	565
PT Indonesia Asahan Aluminium Tbk 5.71% 2023	960	1,062
PT Indonesia Asahan Aluminium Tbk 5.45% 2030[2]	500	582

182	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
PTT Exploration and Production PCL 2.587% 2027[2]	$200	$208
Public Service Electric and Gas Co. 2.05% 2050	415	359
Puget Energy, Inc. 6.00% 2021	1,023	1,033
Puget Energy, Inc. 5.625% 2022	480	499
Qatar (State of) 3.40% 2025[2]	4,805	5,238
Qatar (State of) 5.103% 2048[2]	530	705
Qatar Petroleum 1.375% 2026[2]	1,325	1,324
Qatar Petroleum 3.125% 2041[2]	3,255	3,243
Qatar Petroleum 3.30% 2051[2]	1,045	1,045
Rabobank Nederland 4.625% 2023	2,180	2,384
Radiology Partners, Inc. 9.25% 2028[2]	220	244
Range Resources Corp. 8.25% 2029[2]	55	62
Raptor Acquisition Corp. 4.875% 2026[2]	375	381
Raptor Acquisition Corp. / Raptor Co-Issuer LLC, Term Loan B, (3-month USD-LIBOR + 4.00%) 4.75% 2026[5,6]	90	90
Rattler Midstream Partners LP 5.625% 2025[2]	135	142
Rayonier A.M. Products, Inc. 7.625% 2026[2]	40	42
Real Hero Merger Sub 2, Inc. 6.25% 2029[2]	25	26
Realogy Corp. 5.75% 2029[2]	235	246
Renewable Energy Group, Inc. 5.875% 2028[2]	80	84
Reynolds American, Inc. 4.45% 2025	2,115	2,344
RHP Hotel Properties LP / RHP Finance Corp. 4.50% 2029[2]	60	60
Rocket Software, Inc. 6.50% 2029[2]	100	99
Royal Bank of Canada 0.875% 2026	4,660	4,599
Royal Bank of Canada 1.20% 2026	2,200	2,200
Royal Caribbean Cruises, Ltd. 11.50% 2025[2]	95	110
RP Escrow Issuer, LLC 5.25% 2025[2]	75	79
Russian Federation 4.25% 2027	1,400	1,565
SA Global Sukuk, Ltd. 0.946% 2024[2]	1,530	1,530
SA Global Sukuk, Ltd. 1.602% 2026[2]	835	835
SA Global Sukuk, Ltd. 2.694% 2031[2]	1,725	1,749
Sabine Pass Liquefaction, LLC 4.50% 2030	88	102
Santander Holdings USA, Inc. 3.244% 2026	3,750	4,012
Saudi Arabia (Kingdom of) 2.894% 2022[2]	1,900	1,936
Saudi Arabia (Kingdom of) 2.90% 2025	2,000	2,144
Saudi Arabia (Kingdom of) 3.628% 2027[2]	1,900	2,096
Saudi Arabia (Kingdom of) 3.625% 2028[2]	3,840	4,251
Saudi Arabian Oil Co. 1.625% 2025[2]	430	435
Scentre Group 3.50% 2025[2]	210	226
Scentre Group 3.75% 2027[2]	110	121
Scientific Games Corp. 5.00% 2025[2]	539	558
Scientific Games Corp. 8.25% 2026[2]	420	451
SCIH Salt Holdings, Inc. 4.875% 2028[2]	335	336
SCIH Salt Holdings, Inc. 6.625% 2029[2]	65	65
Scotts Miracle-Gro Co. 4.50% 2029	200	208
Sensata Technologies Holding BV 4.00% 2029[2]	550	559
Service Properties Trust 5.50% 2027	85	91
ServiceNow, Inc. 1.40% 2030	1,830	1,719
Simmons Foods, Inc. 4.625% 2029[2]	225	227
Sinclair Television Group, Inc. 5.125% 2027[2]	155	156
Sinclair Television Group, Inc. 4.125% 2030[2]	230	226
Sirius XM Radio, Inc. 5.00% 2027[2]	125	131
Sirius XM Radio, Inc. 4.00% 2028[2]	225	232
Six Flags Entertainment Corp. 4.875% 2024[2]	230	233
Sizzling Platter LLC 8.50% 2025[2]	200	207
SK hynix, Inc. 1.50% 2026[2]	1,343	1,326
Skandinaviska Enskilda Banken AB 2.80% 2022	2,100	2,137
SkyMiles IP, Ltd. 4.75% 2028[2]	210	234
SM Energy Co. 6.50% 2028	50	51
Solera Holdings, Inc., Term Loan B, (3-month USD-LIBOR + 4.00%) 4.50% 2028[5,6]	250	251
Southern California Edison Co. 2.85% 2029	200	208
Southwestern Energy Co. 6.45% 2025[1]	200	222

American Funds Insurance Series	183

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Southwestern Energy Co. 7.50% 2026	$75	$80
Southwestern Energy Co. 7.75% 2027	25	27
Southwestern Energy Co. 8.375% 2028	60	68
Springleaf Finance Corp. 6.125% 2024	650	700
Sprint Corp. 7.625% 2026	180	220
Sprint Corp. 6.875% 2028	980	1,258
Square, Inc. 2.75% 2026[2]	350	357
Square, Inc. 3.50% 2031[2]	125	126
Sri Lanka (Democratic Socialist Republic of) 6.25% 2021	5,574	5,490
Sri Lanka (Democratic Socialist Republic of) 5.75% 2022	6,554	6,034
Sri Lanka (Democratic Socialist Republic of) 5.75% 2023	2,890	2,164
SRS Distribution, Inc. 6.125% 2029[2]	60	62
State Grid Overseas Investment, Ltd. 3.50% 2027[2]	5,600	6,177
Stericycle, Inc. 3.875% 2029[2]	225	225
Studio City Finance, Ltd. 5.00% 2029[2]	200	202
Suburban Propane Partners LP / Suburban Energy Finance Corp. 5.00% 2031[2]	125	128
Summer (BC) BidCo B LLC 5.50% 2026[2]	200	204
Summit Materials, Inc. 6.50% 2027[2]	210	223
Sunoco Logistics Operating Partners LP 4.00% 2027	1,490	1,640
Sunoco LP 5.50% 2026	210	217
Sunoco LP 4.50% 2029[2]	345	352
Superior Plus LP and Superior General Partner, Inc. 4.50% 2029[2]	50	52
Surgery Center Holdings 10.00% 2027[2]	210	231
Swiss Re Finance (Luxembourg) SA 5.00% 2049 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.582% on 4/2/2029)[1,2]	800	912
Syneos Health, Inc. 3.625% 2029[2]	45	45
Talen Energy Corp. 10.50% 2026[2]	255	185
Talen Energy Corp. 7.25% 2027[2]	510	477
Talen Energy Supply, LLC 7.625% 2028[2]	70	66
Targa Resources Partners LP 5.875% 2026	125	132
Targa Resources Partners LP 5.50% 2030	230	253
Targa Resources Partners LP 4.875% 2031[2]	90	98
Teekay Offshore Partners LP 8.50% 2023[2]	550	506
Telesat Canada / Telesat LLC 5.625% 2026[2]	45	45
Tencent Holdings, Ltd. 3.24% 2050[2]	7,950	7,804
Tencent Music Entertainment Group 2.00% 2030	610	589
Tenet Healthcare Corp. 4.875% 2026[2]	465	483
Teva Pharmaceutical Finance Co. BV 2.20% 2021	71	71
Teva Pharmaceutical Finance Co. BV 2.80% 2023	4,361	4,351
Teva Pharmaceutical Finance Co. BV 6.00% 2024	4,600	4,889
Teva Pharmaceutical Finance Co. BV 7.125% 2025	3,910	4,316
Teva Pharmaceutical Finance Co. BV 3.15% 2026	2,900	2,762
State of Texas, Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 2052	1,780	1,821
The Home Co., Inc. 7.25% 2025[2]	290	308
Thermo Fisher Scientific, Inc. 4.133% 2025	1,170	1,298
T-Mobile US, Inc. 2.625% 2026	150	154
T-Mobile US, Inc. 2.625% 2029	75	74
Total Capital International 3.127% 2050	804	817
Total Play Telecomunicaciones, SA de CV 7.50% 2025[2]	230	244
Toyota Motor Credit Corp. 3.375% 2030	453	508
TransCanada PipeLines, Ltd. 4.10% 2030	1,342	1,543
TransDigm, Inc. 6.25% 2026[2]	204	215
TransDigm, Inc. 5.50% 2027	65	68
TransDigm, Inc. 4.625% 2029[2]	115	115
Transocean Guardian, Ltd. 5.875% 2024[2]	40	39
Transocean Poseidon, Ltd. 6.875% 2027[2]	130	131
Transocean, Inc. 6.125% 2025[2]	87	88
Transocean, Inc. 7.25% 2025[2]	150	131
Transocean, Inc. 8.00% 2027[2]	150	126
Trilogy International South Pacific LLC / TISP Finance, Inc. 8.875% 2023[2]	1,635	1,633
Triton Water Holdings, Inc. 6.25% 2029[2]	145	146

184	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Trivium Packaging BV 8.50% 2027[2]	$200	$218
Truck Hero, Inc., Term Loan B, (3-month USD-LIBOR + 3.75%) 4.50% 2028[5,6]	25	25
Turkey (Republic of) 6.25% 2022	1,880	1,960
Turkey (Republic of) 5.75% 2024	2,500	2,599
Turkey (Republic of) 6.35% 2024	2,220	2,334
U.S. Treasury 0.125% 2022	12,340	12,337
U.S. Treasury 0.125% 2023[11]	24,000	23,980
U.S. Treasury 2.625% 2023	6,900	7,180
U.S. Treasury 1.875% 2024	4,515	4,710
U.S. Treasury 2.75% 2025	10,140	10,968
U.S. Treasury 2.875% 2025	5,400	5,893
U.S. Treasury 0.50% 2026	7,453	7,341
U.S. Treasury 1.625% 2031	4,600	4,672
U.S. Treasury 1.125% 2040	9,170	7,910
U.S. Treasury 1.875% 2041[11]	23,490	22,977
U.S. Treasury 2.25% 2041	5,810	6,042
U.S. Treasury 2.75% 2047	1,625	1,846
U.S. Treasury 3.00% 2048	5,045	6,013
U.S. Treasury 1.25% 2050[11]	2,100	1,711
U.S. Treasury 1.625% 2050[11]	2,580	2,312
U.S. Treasury 2.375% 2051[11]	12,310	13,137
U.S. Treasury Inflation-Protected Security 0.125% 2051[3]	3,835	4,204
Uber Technologies, Inc. 8.00% 2026[2]	300	324
UBS Group AG 1.008% 2024 (5-year UST Yield Curve Rate T Note Constant Maturity + 0.83% on 7/30/2023)[1,2]	1,950	1,965
UKG, Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 4.00% 2026[5,6]	318	318
Ukraine 7.75% 2022	3,010	3,168
UniCredit SpA 3.75% 2022[2]	1,750	1,792
Uniform Mortgage-Backed Security 1.50% 2036[4,12]	4,897	4,941
Unisys Corp. 6.875% 2027[2]	50	55
United Airlines Holdings, Inc. 6.50% 2027[2]	290	320
United Airlines, Inc., Pass Through Trust Certificates, Series 2020-1, Class B, 4.875% 2027	89	95
United Airlines, Inc. 4.375% 2026[2]	55	57
United Airlines, Inc. 4.625% 2029[2]	145	150
United Mexican States 3.25% 2030	2,685	2,779
United Rentals, Inc. 5.25% 2030	150	165
United Technologies Corp. 4.125% 2028	1,900	2,188
United Wholesale Mortgage, LLC 5.50% 2029[2]	75	75
Univision Communications, Inc. 6.625% 2027[2]	220	239
Univision Communications, Inc. 4.50% 2029[2]	350	353
UPC Broadband Finco BV 4.875% 2031[2]	200	201
Vale Overseas, Ltd. 3.75% 2030	1,873	1,997
Valeant Pharmaceuticals International, Inc. 6.125% 2025[2]	388	398
Valvoline, Inc. 3.625% 2031[2]	210	211
Venator Materials Corp. 5.75% 2025[2]	590	582
Venator Materials Corp. 9.50% 2025[2]	420	474
Veritas Holdings, Ltd. 10.50% 2024[2]	200	206
Verizon Communications, Inc. 3.15% 2030	575	621
Verizon Communications, Inc. 2.55% 2031	2,100	2,148
Verizon Communications, Inc. 3.40% 2041	3,460	3,665
Vertical Holdco GMBH 7.625% 2028[2]	200	217
Vertical U.S. Newco, Inc. 5.25% 2027[2]	225	237
VICI Properties LP 4.25% 2026[2]	175	182
VICI Properties LP 4.625% 2029[2]	45	48
VICI Properties LP / VICI Note Co., Inc. 3.50% 2025[2]	40	41
VICI Properties LP / VICI Note Co., Inc. 4.125% 2030[2]	250	257
Virgin Media O2 4.25% 2031[2]	275	271
Virtusa Corp., Term Loan B, (3-month USD-LIBOR + 4.25%) 5.00% 2028[5,6]	25	25
Vistra Operations Co. LLC 4.375% 2029[2]	175	176
Volkswagen Group of America Finance, LLC 4.00% 2021[2]	1,900	1,927
Volkswagen Group of America Finance, LLC 4.625% 2025[2]	1,280	1,460

American Funds Insurance Series	185

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. dollars (continued)
Walt Disney Company 2.65% 2031	$4,405	$4,628
Warner Music Group 3.875% 2030[2]	210	213
WASH Multifamily Acquisition, Inc. 5.75% 2026[2]	200	209
WEA Finance LLC 3.75% 2024[2]	535	573
Weatherford International PLC 8.75% 2024[2]	150	157
Weatherford International PLC 11.00% 2024[2]	100	104
WESCO Distribution, Inc. 7.125% 2025[2]	195	211
WESCO Distribution, Inc. 7.25% 2028[2]	215	240
Western Global Airlines LLC 10.375% 2025[2]	80	92
Western Midstream Operating LP 4.35% 2025[1]	155	164
Western Midstream Operating LP 4.75% 2028	70	76
Westfield Corp., Ltd. 3.15% 2022[2]	245	249
Westpac Banking Corp. 2.894% 2030 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 2/4/2025)[1]	2,900	3,011
Williams Companies, Inc. 3.50% 2030	1,024	1,119
Wyndham Worldwide Corp. 4.375% 2028[2]	230	239
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[2]	228	237
Wynn Resorts, Ltd. 7.75% 2025[2]	180	194
Xcel Energy, Inc. 3.35% 2026	2,581	2,812
Xenia Hotels & Resorts, Inc. 4.875% 2029[2]	65	67
Xerox Corp. 5.50% 2028[2]	329	342
Ziggo Bond Co. BV 5.125% 2030[2]	200	205
Ziggo Bond Finance BV 5.50% 2027[2]	364	379
Ziggo Bond Finance BV 4.875% 2030[2]	300	308
Zimmer Holdings, Inc. 3.15% 2022	790	803
		790,226

Total bonds, notes & other debt instruments (cost: $1,924,315,000)		1,989,317

Preferred securities 0.00%	Shares
U.S. dollars 0.00%
ACR III LSC Holdings LLC, Series B, preferred shares[2,9,10,13]	48	34

Total preferred securities (cost: $49,000)		34

Common stocks 0.13%
U.S. dollars 0.13%
New AMI I, LLC[9,10,13]	174,911	1,522
Weatherford International[13]	29,931	545
Chesapeake Energy Corp.	6,478	336
Diamond Offshore Drilling, Inc.[13]	36,338	231
Diamond Offshore Drilling, Inc.[2,9,10,13]	12,700	67
McDermott International, Ltd.[13]	4,287	2

Total common stocks (cost: $2,685,000)		2,703

Rights & warrants 0.00%
U.S. dollars 0.00%
Chesapeake Energy Corp., Class B, warrants, expire 2026[13]	1,707	41
Sable Permian Resources, LLC, Class A, warrants, expire 2024[9,10,13]	531	—

Total rights & warrants (cost: $8,000)		41

Short-term securities 7.16%
Money market investments 5.80%
Capital Group Central Cash Fund 0.04%[14,15]	1,238,717	123,872

186	American Funds Insurance Series

Capital World Bond Fund (continued)

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)		Value (000)
Bills & notes of governments & government agencies outside the U.S. 1.36%
Egyptian Treasury 7/6/2021	11.715%	EGP	66,000	$4,196
Egyptian Treasury 7/20/2021	11.721		22,800	1,442
Egyptian Treasury 10/19/2021	11.994		23,500	1,440
Egyptian Treasury 10/26/2021	12.115		105,000	6,418
Egyptian Treasury 1/4/2022	12.011		44,025	2,626
Egyptian Treasury 1/18/2022	11.246		82,900	4,921
Egyptian Treasury 4/26/2022	11.450		140,975	8,102
				29,145

Total short-term securities (cost: $153,124,000)				153,017

Total investment securities 100.40% (cost: $2,080,181,000)				2,145,112
Other assets less liabilities (0.40)%				(8,478)

Net assets 100.00%				$2,136,634

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [16]	Value at 6/30/2021 (000) [17]	Unrealized appreciation (depreciation) at 6/30/2021 (000)
90 Day Euro Dollar Futures	Short	768	September 2022	$(192,000)	$(191,299)	$65
90 Day Euro Dollar Futures	Long	950	September 2023	237,500	235,125	(152)
5 Year U.S. Treasury Note Futures	Long	975	October 2021	97,500	120,344	(276)
10 Year Euro-Bund Futures	Long	62	September 2021	€6,200	12,690	24
10 Year Italy Government Bond Futures	Long	9	September 2021	900	1,616	11
10 Year Japanese Government Bond Futures	Long	35	September 2021	¥3,500,000	47,789	101
10 Year UK Gilt Futures	Long	187	September 2021	£18,700	33,136	187
10 Year U.S. Treasury Note Futures	Short	166	September 2021	$(16,600)	(21,995)	(79)
10 Year Ultra U.S. Treasury Note Futures	Short	272	September 2021	(27,200)	(40,039)	(474)
20 Year U.S. Treasury Bond Futures	Long	188	September 2021	18,800	30,221	131
30 Year Euro-Buxl Futures	Long	41	September 2021	€4,100	9,881	166
30 Year Ultra U.S. Treasury Bond Futures	Long	6	September 2021	$600	1,156	45

						$(251)

Forward currency contracts

Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 6/30/2021 (000)
USD4,824	EUR4,100	Citibank	7/1/2021	$(37)
EUR4,100	USD4,951	Bank of America	7/1/2021	(89)
USD5,177	EUR4,270	Goldman Sachs	7/6/2021	113
USD1,904	TRY16,140	Bank of America	7/6/2021	56
TRY16,140	USD1,843	Bank of America	7/6/2021	5
EUR33,170	USD40,498	Standard Chartered Bank	7/6/2021	(1,162)
USD3,693	MXN73,300	JPMorgan Chase	7/8/2021	19
USD2,157	MYR8,920	HSBC Bank	7/8/2021	10
USD4,768	MXN95,510	Standard Chartered Bank	7/8/2021	(18)
MXN72,960	USD3,681	Standard Chartered Bank	7/8/2021	(24)
USD10,616	MYR44,260	Standard Chartered Bank	7/8/2021	(36)
USD2,453	COP8,957,810	Barclays Bank PLC	7/9/2021	67

American Funds Insurance Series	187

Capital World Bond Fund (continued)

Forward currency contracts (continued)

Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 6/30/2021 (000)
USD1,938	COP7,181,390	Standard Chartered Bank	7/9/2021	$ 26
USD11,727	AUD15,110	HSBC Bank	7/12/2021	395
USD1,477	AUD1,950	Goldman Sachs	7/12/2021	15
EUR17,714	DKK131,740	Goldman Sachs	7/12/2021	(2)
USD2,970	RUB216,960	Citibank	7/14/2021	10
USD6,862	RUB502,316	Citibank	7/14/2021	9
USD1,796	IDR26,000,000	Standard Chartered Bank	7/15/2021	13
USD5,297	IDR77,079,860	Standard Chartered Bank	7/15/2021	11
USD632	IDR9,153,342	Standard Chartered Bank	7/15/2021	4
USD484	IDR7,000,000	Standard Chartered Bank	7/15/2021	4
USD527	IDR7,643,040	Standard Chartered Bank	7/15/2021	3
USD9,752	KRW11,065,130	Citibank	7/15/2021	(40)
EUR5,292	NOK54,550	Morgan Stanley	7/15/2021	(59)
IDR94,643,890	USD6,623	Standard Chartered Bank	7/15/2021	(132)
KRW35,349,440	USD31,728	Standard Chartered Bank	7/15/2021	(446)
USD22,201	CNH142,270	Citibank	7/16/2021	231
USD6,546	CZK136,930	Standard Chartered Bank	7/16/2021	179
USD6,037	EUR4,980	Goldman Sachs	7/16/2021	130
USD10,021	JPY1,107,002	Bank of New York Mellon	7/16/2021	55
USD5,542	GBP3,970	UBS AG	7/16/2021	51
USD4,960	JPY545,940	Bank of America	7/16/2021	45
USD2,546	EUR2,130	Bank of New York Mellon	7/16/2021	20
USD4,279	JPY473,370	HSBC Bank	7/16/2021	18
USD9,150	EUR7,700	Bank of America	7/16/2021	17
USD17,645	EUR14,870	Goldman Sachs	7/16/2021	7
EUR10,125	DKK75,300	Bank of America	7/16/2021	— [18]
EUR7,068	CZK180,720	Citibank	7/16/2021	(19)
CHF800	USD892	Bank of America	7/16/2021	(27)
PLN4,700	USD1,270	UBS AG	7/16/2021	(37)
CZK180,720	EUR7,129	Standard Chartered Bank	7/16/2021	(53)
JPY664,340	USD6,044	Bank of America	7/16/2021	(63)
SEK23,400	USD2,814	HSBC Bank	7/16/2021	(80)
JPY7,849,310	USD71,520	Goldman Sachs	7/16/2021	(856)
EUR39,030	USD47,250	Citibank	7/16/2021	(954)
USD16,631	CAD20,190	Morgan Stanley	7/19/2021	344
USD3,621	NZD5,070	Standard Chartered Bank	7/19/2021	77
CAD3,930	USD3,225	JPMorgan Chase	7/19/2021	(55)
CAD5,719	USD4,694	HSBC Bank	7/19/2021	(81)
USD7,591	BRL38,280	Citibank	7/20/2021	(88)
USD5,770	DKK35,940	Standard Chartered Bank	7/21/2021	37
USD2,373	MXN48,750	Goldman Sachs	7/21/2021	(66)
GBP8,540	USD11,905	Bank of America	7/21/2021	(91)
MXN134,990	USD6,679	JPMorgan Chase	7/22/2021	74
USD1,339	CLP975,459	Citibank	7/22/2021	11
CLP975,459	USD1,327	HSBC Bank	7/22/2021	— [18]
USD1,556	NZD2,240	Standard Chartered Bank	7/22/2021	(10)
USD3,010	MXN62,580	Bank of America	7/22/2021	(121)
EUR6,840	USD8,263	Bank of America	7/22/2021	(149)
USD5,704	MXN118,590	Goldman Sachs	7/22/2021	(229)
CAD550	USD447	Morgan Stanley	7/28/2021	(3)
USD12,263	EUR10,100	Standard Chartered Bank	9/20/2021	266
USD318	INR23,460	Bank of New York Mellon	9/23/2021	5
BRL63,000	USD12,410	Citibank	10/1/2021	106
USD16,506	BRL90,140	HSBC Bank	10/1/2021	(1,401)

188	American Funds Insurance Series

Capital World Bond Fund (continued)

Forward currency contracts (continued)

Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 6/30/2021 (000)
USD22,038	BRL120,700	Standard Chartered Bank	10/1/2021	$(1,941)
USD11,661	BRL61,700	Citibank	6/15/2022	(65)

				$(6,001)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)		Value at 6/30/2021 (000)	Upfront premium paid (000)	Unrealized appreciation (depreciation) at 6/30/2021 (000)
3-month AUD-BBSW	0.29%	3/4/2024	A$	17,650	$43	$—	$43
0.3653%	3-month USD-LIBOR	3/5/2024		$13,710	(44)	—	(44)
(0.4545)%	6-month EURIBOR	4/1/2024		€45,160	(61)	—	(61)
3-month SEK-STIBOR	0.175%	2/9/2026	SKr	56,800	51	—	51
3-month SEK-STIBOR	0.179%	2/9/2026		28,400	25	—	25
3-month SEK-STIBOR	0.185%	2/11/2026		28,500	24	—	24
3-month SEK-STIBOR	0.189%	2/11/2026		28,500	23	—	23
6.21%	28-day MXN-TIIE	5/21/2026	MXN	72,300	(57)	—	(57)
6.255%	28-day MXN-TIIE	5/22/2026		47,800	(33)	—	(33)
6.21%	28-day MXN-TIIE	5/22/2026		47,800	(38)	—	(38)
6.19%	28-day MXN-TIIE	5/22/2026		48,400	(40)	—	(40)
6.15%	28-day MXN-TIIE	5/25/2026		47,800	(44)	—	(44)
6.14%	28-day MXN-TIIE	6/8/2026		29,400	(28)	—	(28)
6.115%	28-day MXN-TIIE	6/8/2026		29,400	(30)	—	(30)
6.12%	28-day MXN-TIIE	6/8/2026		44,400	(45)	—	(45)
6.13%	28-day MXN-TIIE	6/8/2026		103,200	(101)	—	(101)
6.16%	28-day MXN-TIIE	6/9/2026		58,800	(54)	—	(54)
6.15%	28-day MXN-TIIE	6/9/2026		58,800	(55)	—	(55)
6.23%	28-day MXN-TIIE	6/10/2026		30,100	(23)	—	(23)
6.195%	28-day MXN-TIIE	6/10/2026		30,100	(25)	—	(25)
6.36%	28-day MXN-TIIE	6/12/2026		26,040	(13)	—	(13)
6.5375%	28-day MXN-TIIE	6/17/2026		14,000	(1)	—	(1)
6.55%	28-day MXN-TIIE	6/17/2026		43,000	(3)	—	(3)
6.50%	28-day MXN-TIIE	6/17/2026		13,900	(3)	—	(3)
6.47%	28-day MXN-TIIE	6/17/2026		14,200	(4)	—	(4)
6.55%	28-day MXN-TIIE	6/18/2026		14,100	(1)	—	(1)
6.50%	28-day MXN-TIIE	6/18/2026		27,800	(5)	—	(5)
6.633%	28-day MXN-TIIE	6/25/2026		172,500	16	—	16
6.6175%	28-day MXN-TIIE	6/25/2026		165,900	10	—	10
6.64%	28-day MXN-TIIE	6/25/2026		62,600	7	—	7
6.59%	28-day MXN-TIIE	6/25/2026		38,700	— [18]	—	— [18]
6.585%	28-day MXN-TIIE	6/25/2026		50,900	(1)	—	(1)
6.58%	28-day MXN-TIIE	6/25/2026		41,600	(1)	—	(1)
1.72375%	6-month AUD-BBSW	3/4/2031	A$	6,880	77	—	77
3-month USD-LIBOR	1.4822%	3/5/2031		$5,120	(40)	—	(40)
6-month EURIBOR	0.5092%	4/1/2051		€4,790	(54)	—	(54)

						$—	$(528)

American Funds Insurance Series	189

Capital World Bond Fund (continued)

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 6/30/2021 (000)	Upfront premium received (000)	Unrealized depreciation at 6/30/2021 (000)
CDX.NA.HY.36	5.00%/Quarterly	6/20/2026	$14,522	$(1,482)	$(1,277)	$(205)

Investments in affiliates15

	Value of affiliate at 1/1/2021 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliate at 6/30/2021 (000)	Dividend income (000)
Short-term securities 5.80%
Money market investments 5.80%
Capital Group Central Cash Fund 0.04%[14]	$147,017	$514,058	$537,189	$(3)	$(11)	$123,872	$81

[1]	Step bond; coupon rate may change at a later date.
[2]

Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $263,126,000, which represented 12.31% of the net assets of the fund.

[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]

Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,791,000, which represented .08% of the net assets of the fund.

[6]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[7]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[8]	Scheduled interest and/or principal payment was not received.
[9]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,703,000, which represented .08% of the net assets of the fund.
[10]	Value determined using significant unobservable inputs.
[11]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $13,581,000, which represented .64% of the net assets of the fund.
[12]	Purchased on a TBA basis.
[13]	Security did not produce income during the last 12 months.
[14]	Rate represents the seven-day yield at 6/30/2021.
[15]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[16]	Notional amount is calculated based on the number of contracts and notional contract size.
[17]	Value is calculated based on the notional amount and current market price.
[18]	Amount less than one thousand.

Key to abbreviations and symbols

AUD/A$ = Australian dollars

BBSW = Bank Bill Swap Rate

BRL = Brazilian reais

CAD/C$ = Canadian dollars

CHF = Swiss francs

CLP = Chilean pesos

CNH/CNY = Chinese yuan renminbi

COP = Colombian pesos

CZK = Czech korunas

DAC = Designated Activity Company

DKK/DKr = Danish kroner

EGP = Egyptian pounds

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

GBP/£ = British pounds

GHS = Ghanaian cedi

IDR = Indonesian rupiah

INR = Indian rupees

JPY/¥ = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NOK/NKr = Norwegian kroner

NZD/NZ$ = New Zealand dollars

PEN = Peruvian nuevos soles

PLN = Polish zloty

Ref. = Refunding

Rev. = Revenue

RON = Romanian leu

RUB = Russian rubles

SEK/SKr = Swedish kronor

SOFR = Secured Overnight Financing Rate

STIBOR = Stockholm Interbank Offered Rate

TBA = To-be-announced

TIIE = Equilibrium Interbank Interest Rate

TRY = Turkish lira

UAH = Ukrainian hryvnia

USD/$ = U.S. dollars

ZAR = South African rand

See notes to financial statements.

190	American Funds Insurance Series

American High-Income Trust

(formerly High-Income Bond Fund)

Investment portfolio June 30, 2021	unaudited

Bonds, notes & other debt instruments 86.87%	Principal amount (000)	Value (000)
Corporate bonds, notes & loans 86.76%
Energy 13.38%
Aethon United BR LP / Aethon United Finance Corp. 8.25% 2026[1]	$425	$461
Antero Midstream Partners LP 5.375% 2029[1]	470	491
Antero Resources Corp. 7.625% 2029[1]	200	222
Antero Resources Corp. 5.375% 2030[1]	720	736
Apache Corp. 4.625% 2025	1,520	1,646
Apache Corp. 4.875% 2027	1,365	1,480
Apache Corp. 4.375% 2028	794	846
Apache Corp. 6.00% 2037	165	190
Apache Corp. 5.10% 2040	795	834
Apache Corp. 4.75% 2043	265	276
Ascent Resources—Utica LLC 7.00% 2026[1]	1,540	1,616
Ascent Resources—Utica LLC 9.00% 2027[1]	120	166
Ascent Resources—Utica LLC 8.25% 2028[1]	271	299
Ascent Resources—Utica LLC 5.875% 2029[1]	1,105	1,106
Ascent Resources—Utica LLC, Term Loan, (3-month USD-LIBOR + 9.00%) 10.00% 2025[1,2,3]	228	253
Blue Racer Midstream LLC and Blue Racer Finance Corp. 7.625% 2025[1]	676	733
Bristow Group, Inc. 6.875% 2028[1]	375	383
California Resources Corp. 7.125% 2026[1]	290	306
Carrizo Oil & Gas, Inc. 6.25% 2023	750	751
Cenovus Energy, Inc. 5.375% 2025	445	509
Cenovus Energy, Inc. 5.40% 2047	400	496
Centennial Resource Production, LLC 6.875% 2027[1]	465	476
Cheniere Energy Partners LP 5.625% 2026	1,151	1,197
Cheniere Energy Partners LP 4.50% 2029	938	1,010
Cheniere Energy Partners LP 4.00% 2031[1]	2,323	2,430
Cheniere Energy, Inc. 7.00% 2024	319	366
Cheniere Energy, Inc. 5.875% 2025	495	568
Cheniere Energy, Inc. 4.625% 2028[1]	5,396	5,700
Chesapeake Energy Corp. 4.875% 2022[4]	4,300	124
Chesapeake Energy Corp. 5.50% 2026[1]	1,185	1,253
Chesapeake Energy Corp. 5.875% 2029[1]	1,020	1,105
CNX Resources Corp. 7.25% 2027[1]	738	792
CNX Resources Corp. 6.00% 2029[1]	1,345	1,456
Comstock Resources, Inc. 6.75% 2029[1]	845	901
Comstock Resources, Inc. 5.875% 2030[1]	1,120	1,144
Constellation Oil Services Holding SA 10.00% 2024 (100% PIK)[1,4,5]	7,784	2,219
Continental Resources, Inc. 5.75% 2031[1]	715	857
Convey Park Energy LLC 7.50% 2025[1]	417	434
CQP Holdco LP / BIP-V Chinook Holdco LLC 5.50% 2031[1]	3,560	3,714
Crestwood Midstream Partners LP 6.00% 2029[1]	575	603
DCP Midstream LP 7.375% junior subordinated perpetual bonds (3-month USD-LIBOR + 5.148% on 12/15/2022)[6]	270	265
Devon Energy Corp. 5.875% 2028[1]	202	225
Devon Energy Corp. 4.50% 2030[1]	493	542
Diamond Foreign Asset Co. / Diamond Finance LLC 9.00% 2027[1,3,5,7,8]	68	68
Diamond Foreign Asset Co. / Diamond Finance LLC 9.00% 2027[3,5,7,8]	62	62
DT Midstream, Inc. 4.125% 2029[1]	1,750	1,779
DT Midstream, Inc. 4.375% 2031[1]	960	982
Encino Acquisition Partners Holdings, LLC 8.50% 2028[1]	50	51
Endeavor Energy Resources LP 6.625% 2025[1]	850	912
Energean Israel Finance, Ltd. 4.50% 2024[1]	445	456
Energy Transfer Operating LP 5.00% 2050	2,501	2,896
Energy Transfer Partners LP 6.50% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.694% on 11/15/2026)[6]	400	409
EnLink Midstream Partners, LLC 5.625% 2028[1]	660	699
EQM Midstream Partners LP 4.75% 2023	400	418
EQM Midstream Partners LP 4.125% 2026	127	130
EQM Midstream Partners LP 6.50% 2027[1]	2,365	2,644

American Funds Insurance Series	191

American High-Income Trust (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
EQM Midstream Partners LP 5.50% 2028	$1,231	$1,333
EQM Midstream Partners LP 4.50% 2029[1]	835	851
EQM Midstream Partners LP 4.75% 2031[1]	1,105	1,140
EQM Midstream Partners LP 6.50% 2048	100	107
EQT Corp. 7.625% 2025 (7.375% on 2/1/2025)[6]	630	736
EQT Corp. 3.90% 2027	125	134
EQT Corp. 5.00% 2029	480	536
EQT Corp. 8.50% 2030 (8.25% on 8/1/2021)[6]	400	522
EQT Corp. 3.625% 2031[1]	370	387
Genesis Energy LP 5.625% 2024	150	151
Genesis Energy LP 6.50% 2025	2,235	2,262
Genesis Energy LP 8.00% 2027	2,313	2,433
Guara Norte SARL 5.198% 2034[1]	592	618
Harvest Midstream I LP 7.50% 2028[1]	1,867	2,031
Hess Midstream Partners LP 5.125% 2028[1]	687	722
Hilcorp Energy I LP 5.75% 2025[1]	775	789
Hilcorp Energy I LP 5.75% 2029[1]	615	642
Hilcorp Energy I LP 6.00% 2031[1]	600	637
Independence Energy Finance LLC 7.25% 2026[1]	500	527
Indigo Natural Resources LLC 5.375% 2029[1]	470	492
Lealand Finance Company BV, Term Loan, (3-month USD-LIBOR + 3.00%) 3.093% 2024[2,3]	12	8
Lealand Finance Company BV, Term Loan, (3-month USD-LIBOR + 4.00%) 4.09% 2025 (73.30% PIK)[2,3,5]	149	68
Murphy Oil Corp. 6.875% 2024	750	769
Murphy Oil Corp. 6.375% 2028	370	391
Murphy Oil USA, Inc. 3.75% 2031[1]	200	198
Nabors Industries, Inc. 5.75% 2025	355	327
New Fortress Energy, Inc. 6.75% 2025[1]	1,040	1,066
New Fortress Energy, Inc. 6.50% 2026[1]	2,385	2,440
NGL Energy Operating LLC 7.50% 2026[1]	7,705	8,100
NGL Energy Partners LP 7.50% 2023	414	408
NGL Energy Partners LP 6.125% 2025	2,696	2,452
Northern Oil and Gas, Inc. 8.125% 2028[1]	1,435	1,548
NorthRiver Midstream Finance LP 5.625% 2026[1]	625	650
NuStar Logistics LP 6.00% 2026	286	311
Oasis Midstream Partners LP / OMP Finance Corp. 8.00% 2029[1]	1,845	1,967
Oasis Petroleum, Inc. 6.375% 2026[1]	887	926
Occidental Petroleum Corp. 2.90% 2024	2,498	2,557
Occidental Petroleum Corp. 5.875% 2025	710	791
Occidental Petroleum Corp. 8.00% 2025	1,400	1,678
Occidental Petroleum Corp. 3.40% 2026	600	615
Occidental Petroleum Corp. 3.50% 2029	210	211
Occidental Petroleum Corp. 6.625% 2030	810	973
Occidental Petroleum Corp. 8.875% 2030	300	402
Occidental Petroleum Corp. 6.125% 2031	480	565
Occidental Petroleum Corp. 4.20% 2048	165	154
PDC Energy, Inc. 5.75% 2026	1,100	1,151
Peabody Energy Corp. 8.50% 2024 (29.41% PIK)[1,5]	635	481
Petrobras Global Finance Co. 5.60% 2031	250	280
Petrobras Global Finance Co. 6.90% 2049	375	448
Petrobras Global Finance Co. 6.75% 2050	850	995
Petrobras Global Finance Co. 5.50% 2051	200	200
Petróleos Mexicanos 6.875% 2025[1]	350	388
Petróleos Mexicanos 5.35% 2028	449	442
Petróleos Mexicanos 7.69% 2050	651	627
Petrorio Luxembourg SARL 6.125% 2026[1]	320	328
PowerTeam Services, LLC 9.033% 2025[1]	1,060	1,167
Precision Drilling Corp. 7.125% 2026[1]	175	181

192	American Funds Insurance Series

American High-Income Trust (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Precision Drilling Corp. 6.875% 2029[1]	$800	$825
Range Resources Corp. 4.875% 2025	642	665
Range Resources Corp. 8.25% 2029[1]	850	959
Rattler Midstream Partners LP 5.625% 2025[1]	955	1,005
Renewable Energy Group, Inc. 5.875% 2028[1]	520	547
Rockies Express Pipeline LLC 4.95% 2029[1]	1,000	1,033
Sabine Pass Liquefaction, LLC 4.50% 2030	856	989
Sanchez Energy Corp. 7.25% 2023[1,4]	739	18
SM Energy Co. 6.50% 2028	220	226
Southwestern Energy Co. 6.45% 2025[6]	715	793
Southwestern Energy Co. 7.50% 2026	1,649	1,748
Southwestern Energy Co. 7.75% 2027	897	974
Southwestern Energy Co. 8.375% 2028	865	979
Suburban Propane Partners LP / Suburban Energy Finance Corp. 5.00% 2031[1]	735	753
Sunoco LP 5.50% 2026	513	530
Sunoco LP 6.00% 2027	647	679
Sunoco LP 4.50% 2029[1]	1,930	1,970
Superior Plus LP and Superior General Partner, Inc. 4.50% 2029[1]	690	712
Tallgrass Energy Partners LP 5.50% 2024[1]	522	530
Tallgrass Energy Partners LP 7.50% 2025[1]	420	461
Tapstone Energy, Term Loan, (3-month USD-LIBOR + 4.00%) 4.741% 2024[2,3,7,8]	11	6
Targa Resources Partners LP 5.875% 2026	321	338
Targa Resources Partners LP 6.50% 2027	133	145
Targa Resources Partners LP 6.875% 2029	115	130
Targa Resources Partners LP 5.50% 2030	1,302	1,434
Targa Resources Partners LP 4.875% 2031[1]	2,000	2,168
Targa Resources Partners LP 4.00% 2032[1]	550	566
Teekay Corp. 9.25% 2022[1]	2,908	3,008
Teekay Offshore Partners LP 8.50% 2023[1]	2,009	1,848
Transocean Guardian, Ltd. 5.875% 2024[1]	410	399
Transocean Poseidon, Ltd. 6.875% 2027[1]	385	387
Transocean, Inc. 6.125% 2025[1]	421	426
Transocean, Inc. 7.25% 2025[1]	500	437
Transocean, Inc. 8.00% 2027[1]	550	464
USA Compression Partners LP 6.875% 2026	264	277
USA Compression Partners LP 6.875% 2027	247	264
Weatherford International PLC 8.75% 2024[1]	1,971	2,065
Weatherford International PLC 11.00% 2024[1]	3,686	3,838
Western Gas Partners LP 4.50% 2028	1,374	1,472
Western Gas Partners LP 5.45% 2044	55	60
Western Midstream Operating LP 4.35% 2025[6]	369	390
Western Midstream Operating LP 4.75% 2028	160	173
Western Midstream Operating LP 5.30% 2030[6]	400	449
Western Midstream Operating LP 6.50% 2050[6]	500	580
		143,720
Communication services 12.69%
Altice France SA 5.125% 2029[1]	2,897	2,915
Beasley Mezzanine Holdings, LLC 8.625% 2026[1]	475	481
Brightstar Escrow Corp. 9.75% 2025[1]	575	621
CCO Holdings LLC and CCO Holdings Capital Corp. 4.00% 2023[1]	1,155	1,167
CCO Holdings LLC and CCO Holdings Capital Corp. 5.50% 2026[1]	263	273
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[1]	1,088	1,127
CCO Holdings LLC and CCO Holdings Capital Corp. 5.00% 2028[1]	96	101
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2030[1]	3,454	3,601
CCO Holdings LLC and CCO Holdings Capital Corp. 4.75% 2030[1]	3,137	3,321
CCO Holdings LLC and CCO Holdings Capital Corp. 2.80% 2031	140	143
CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2031[1]	4,285	4,371
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2032	1,024	1,065

American Funds Insurance Series	193

American High-Income Trust (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2033[1]	$725	$743
CenturyLink, Inc. 6.75% 2023	1,480	1,643
CenturyLink, Inc. 7.50% 2024	583	655
CenturyLink, Inc. 5.125% 2026[1]	1,600	1,666
CenturyLink, Inc. 4.00% 2027[1]	750	766
Cinemark USA, Inc. 5.875% 2026[1]	330	346
Cinemark USA, Inc. 5.25% 2028[1]	400	410
Clear Channel Worldwide Holdings, Inc. 7.75% 2028[1]	700	734
Clear Channel Worldwide Holdings, Inc. 7.50% 2029[1]	300	311
Cogent Communications Group, Inc. 3.50% 2026[1]	750	768
Consolidated Communications, Inc. 5.00% 2028[1]	225	229
Diamond Sports Group LLC 5.375% 2026[1]	743	482
Diamond Sports Group LLC 6.625% 2027[1]	1,056	520
DISH DBS Corp. 5.125% 2029[1]	900	890
Embarq Corp. 7.995% 2036	2,215	2,514
Epicor Software Corp., Term Loan C, (3-month USD-LIBOR + 3.25%) 4.00% 2027[2,3]	74	74
Epicor Software Corp., Term Loan, (3-month USD-LIBOR + 7.75%) 8.75% 2028[2,3]	525	545
Front Range BidCo, Inc. 6.125% 2028[1]	1,089	1,114
Frontier Communications Corp. 5.875% 2027[1]	1,550	1,662
Frontier Communications Corp. 5.00% 2028[1]	5,680	5,879
Frontier Communications Corp. 6.75% 2029[1]	2,110	2,248
Frontier Communications Holdings, LLC 5.875% 2029	1,000	1,020
Gray Television, Inc. 7.00% 2027[1]	828	898
iHeartCommunications, Inc. 5.25% 2027[1]	1,445	1,513
Inmarsat PLC 6.75% 2026[1]	1,475	1,562
Intelsat Jackson Holding Co. 8.00% 2024[1]	1,675	1,733
Intelsat Jackson Holding Co. 8.50% 2024[1,4]	3,175	1,885
Intelsat Jackson Holding Co., Term Loan, (3-month USD-LIBOR + 5.50%) 6.50% 2021[2,3]	1,212	1,228
Intelsat Jackson Holding Co., Term Loan, 6.625% 2024[2]	3,900	3,980
Kantar Group LLC, Term Loan B, (3-month USD-LIBOR + 4.50%) 5.25% 2026[2,3]	390	391
Lamar Media Corp. 3.75% 2028	61	62
Lamar Media Corp. 4.875% 2029	300	317
Lamar Media Corp. 4.00% 2030	260	264
Lamar Media Corp. 3.625% 2031[1]	125	122
Level 3 Financing, Inc. 3.75% 2029[1]	1,150	1,120
Liberty Global PLC 5.50% 2028[1]	656	689
Ligado Networks LLC 15.50% 2023 (100% PIK)[1,5]	1,530	1,511
Ligado Networks LLC 17.50% 2024 (100% PIK)[1,5]	246	190
Live Nation Entertainment, Inc. 3.75% 2028[1]	425	427
Match Group, Inc. 4.625% 2028[1]	520	542
MDC Partners, Inc. 7.50% 2024[1,6]	5,170	5,241
Meredith Corp. 6.875% 2026	1,349	1,405
Netflix, Inc. 4.875% 2028	635	739
Netflix, Inc. 4.875% 2030[1]	924	1,102
News Corp. 3.875% 2029[1]	1,050	1,062
Nexstar Broadcasting, Inc. 4.75% 2028[1]	2,400	2,469
Nexstar Escrow Corp. 5.625% 2027[1]	789	837
Qwest Capital Funding, Inc. 6.875% 2028	860	951
Scripps Escrow II, Inc. 3.875% 2029[1]	575	571
Sinclair Television Group, Inc. 5.125% 2027[1]	195	196
Sinclair Television Group, Inc. 4.125% 2030[1]	1,550	1,525
Sirius XM Radio, Inc. 4.625% 2024[1]	74	76
Sirius XM Radio, Inc. 4.00% 2028[1]	2,325	2,398
Sirius XM Radio, Inc. 4.125% 2030[1]	345	349
Sprint Corp. 11.50% 2021	538	559
Sprint Corp. 7.625% 2026	2,000	2,445
Sprint Corp. 6.875% 2028	7,981	10,246
Sprint Corp. 8.75% 2032	5,591	8,505

194	American Funds Insurance Series

American High-Income Trust (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
TEGNA, Inc. 4.75% 2026[1]	$850	$906
TEGNA, Inc. 4.625% 2028	150	156
TEGNA, Inc. 5.00% 2029	836	877
T-Mobile US, Inc. 2.625% 2026	1,650	1,691
T-Mobile US, Inc. 2.625% 2029	460	455
T-Mobile US, Inc. 3.375% 2029[1]	1,750	1,810
T-Mobile US, Inc. 2.875% 2031	800	795
Total Play Telecomunicaciones, SA de CV 7.50% 2025[1]	475	504
Trilogy International South Pacific LLC / TISP Finance, Inc. 8.875% 2023[1]	4,641	4,637
Univision Communications, Inc. 5.125% 2025[1]	3,195	3,269
Univision Communications, Inc. 6.625% 2027[1]	3,050	3,309
Univision Communications, Inc. 4.50% 2029[1]	5,500	5,554
UPC Broadband Finco BV 4.875% 2031[1]	650	652
Virgin Media O2 4.25% 2031[1]	1,925	1,894
Virgin Media Secured Finance PLC 4.50% 2030[1]	990	999
Vmed O2 UK Financing I PLC 4.75% 2031[1]	300	305
Warner Music Group 3.875% 2030[1]	850	861
Ziggo Bond Co. BV 5.125% 2030[1]	419	430
Ziggo Bond Finance BV 5.50% 2027[1]	1,324	1,379
Ziggo Bond Finance BV 4.875% 2030[1]	2,200	2,258
		136,256

Consumer discretionary 12.18%
Adient US LLC 9.00% 2025[1]	500	552
Affinity Gaming 6.875% 2027[1]	885	942
Allied Universal Holdco LLC 6.625% 2026[1]	858	911
Allied Universal Holdco LLC 9.75% 2027[1]	976	1,076
Allied Universal Holdco LLC 4.625% 2028[1]	490	492
Allied Universal Holdco LLC 6.00% 2029[1]	1,745	1,771
Atlas LuxCo 4 SARL 4.625% 2028[1]	280	281
Boyd Gaming Corp. 8.625% 2025[1]	120	132
Boyd Gaming Corp. 4.75% 2027	621	644
Boyd Gaming Corp. 4.75% 2031[1]	895	930
Boyne USA, Inc. 4.75% 2029[1]	235	243
Brookfield Residential Properties, Inc. 5.00% 2029[1]	260	263
Burger King Corp. 3.875% 2028[1]	500	507
Caesars Entertainment, Inc. 6.25% 2025[1]	1,085	1,151
Caesars Resort Collection, LLC 5.75% 2025[1]	345	364
Carnival Corp. 11.50% 2023[1]	1,132	1,275
Carnival Corp. 7.625% 2026[1]	975	1,060
Carnival Corp. 10.50% 2026[1]	1,130	1,317
Carrols Restaurant Group, Inc. 5.875% 2029[1]	730	722
Carvana Co. 5.625% 2025[1]	135	141
Carvana Co. 5.50% 2027[1]	1,551	1,606
Carvana Co. 5.875% 2028[1]	1,219	1,284
CEC Entertainment, Inc. 6.75% 2026[1]	1,100	1,130
Cirsa Gaming Corp. SA 7.875% 2023[1]	2,552	2,608
Colt Merger Sub, Inc. 8.125% 2027[1]	80	89
Dana, Inc. 5.625% 2028	675	732
Dana, Inc. 4.25% 2030	455	469
Empire Communities Corp. 7.00% 2025[1]	525	553
Everi Holdings Inc. 5.00% 2029[1]	835	856
Fertitta Entertainment, Inc. 6.75% 2024[1]	2,171	2,196
Ford Motor Co. 8.50% 2023	1,787	1,996
Ford Motor Co. 9.00% 2025	684	844
Ford Motor Co. 9.625% 2030	250	359
Ford Motor Co. 7.45% 2031	275	362
Ford Motor Credit Company LLC 3.664% 2024	500	526
Ford Motor Credit Company LLC 3.81% 2024	887	929

American Funds Insurance Series	195

American High-Income Trust (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Ford Motor Credit Company LLC 5.584% 2024	$350	$384
Ford Motor Credit Company LLC 3.375% 2025	1,875	1,947
Ford Motor Credit Company LLC 5.125% 2025	6,285	6,929
Ford Motor Credit Company LLC 4.542% 2026	1,210	1,319
Ford Motor Credit Company LLC 3.815% 2027	1,395	1,455
Ford Motor Credit Company LLC 4.125% 2027	835	887
Ford Motor Credit Company LLC 4.271% 2027	525	563
Ford Motor Credit Company LLC 2.90% 2028	350	349
Ford Motor Credit Company LLC 5.113% 2029	200	224
Ford Motor Credit Company LLC 4.00% 2030	1,820	1,909
Full House Resorts, Inc. 8.25% 2028[1]	1,320	1,444
Goodyear Tire & Rubber Co. 5.00% 2029[1]	685	718
Grupo Axo, SAPI de CV, 5.75% 2026[1]	200	200
Hanesbrands, Inc. 4.625% 2024[1]	1,945	2,064
Hanesbrands, Inc. 5.375% 2025[1]	432	459
Hanesbrands, Inc. 4.875% 2026[1]	2,024	2,188
Hilton Grand Vacations Borrower LLC 5.00% 2029[1]	2,360	2,416
Hilton Worldwide Holdings, Inc. 4.875% 2030	508	543
Hilton Worldwide Holdings, Inc. 4.00% 2031[1]	1,120	1,131
International Game Technology PLC 6.50% 2025[1]	1,383	1,552
International Game Technology PLC 4.125% 2026[1]	785	818
International Game Technology PLC 5.25% 2029[1]	3,380	3,630
KB Home 6.875% 2027	330	394
Landry’s Finance Acquisition Co., Term Loan, (3-month USD-LIBOR + 12.00%) 13.00% 2023[2,3]	18	19
Lennar Corp. 4.50% 2024	40	44
Levi Strauss & Co. 5.00% 2025	90	92
Levi Strauss & Co. 3.50% 2031[1]	430	429
LGI Homes, Inc. 4.00% 2029[1]	600	604
Limited Brands, Inc. 6.625% 2030[1]	175	203
Limited Brands, Inc. 6.875% 2035	526	667
Limited Brands, Inc. 6.75% 2036	545	684
Lithia Motors, Inc. 3.875% 2029[1]	1,045	1,084
Lithia Motors, Inc. 4.375% 2031[1]	475	509
LSF9 Atlantis Holdings LLC / Victra Finance Corp. 7.75% 2026[1]	405	421
M.D.C. Holdings, Inc. 6.00% 2043	823	1,062
Magic MergerCo, Inc. 5.25% 2028[1]	475	488
Magic MergerCo, Inc. 7.875% 2029[1]	475	490
Marriott Ownership Resorts, Inc. 4.50% 2029[1]	490	497
McGraw-Hill Global Education Holdings, LLC, Term Loan B, (3-month USD-LIBOR + 4.75%) 5.75% 2024[2,3]	1,067	1,071
Melco International Development, Ltd. 5.75% 2028[1]	1,670	1,766
Melco International Development, Ltd. 5.375% 2029[1]	375	397
Merlin Entertainment 5.75% 2026[1]	792	831
MGM Growth Properties LLC 5.625% 2024	557	604
MGM Growth Properties LLC 4.625% 2025[1]	900	963
MGM Growth Properties LLC 3.875% 2029[1]	1,665	1,695
MGM Resorts International 6.00% 2023	541	580
MGM Resorts International 5.50% 2027	401	441
Midwest Gaming Borrower, LLC 4.875% 2029[1]	895	897
Mohegan Gaming & Entertainment 8.00% 2026[1]	2,710	2,835
NCL Corp., Ltd. 3.625% 2024[1]	650	629
NCL Corp., Ltd. 12.25% 2024[1]	175	212
NCL Corp., Ltd. 5.875% 2026[1]	475	499
Neiman Marcus Group LLC 7.125% 2026[1]	2,910	3,110
Newell Rubbermaid, Inc. 4.875% 2025	445	494
Newell Rubbermaid, Inc. 5.875% 2036[6]	30	37
Norwegian Cruise Line Holdings, Ltd. 10.25% 2026[1]	275	320
Panther BF Aggregator 2 LP 6.25% 2026[1]	140	149

196	American Funds Insurance Series

American High-Income Trust (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Panther BF Aggregator 2 LP 8.50% 2027[1]	$990	$1,081
Party City Holdings, Inc. 6.625% 2026[1]	500	431
Party City Holdings, Inc. 8.75% 2026[1]	2,950	3,153
Peninsula Pacific Entertainment LLC 8.50% 2027[1]	500	538
Playa Resorts Holding BV, Term Loan B, (3-month USD-LIBOR + 2.75%) 2.869% 2024[2,3]	846	815
Raptor Acquisition Corp. 4.875% 2026[1]	950	964
Raptor Acquisition Corp. / Raptor Co-Issuer LLC, Term Loan B, (3-month USD-LIBOR + 4.00%) 4.75% 2026[2,3]	425	426
Real Hero Merger Sub 2, Inc. 6.25% 2029[1]	430	447
Royal Caribbean Cruises, Ltd. 10.875% 2023[1]	325	371
Royal Caribbean Cruises, Ltd. 11.50% 2025[1]	1,900	2,192
Royal Caribbean Cruises, Ltd. 4.25% 2026[1]	1,560	1,560
Sally Holdings LLC and Sally Capital, Inc. 5.625% 2025	1,225	1,266
Sally Holdings LLC and Sally Capital, Inc. 8.75% 2025[1]	1,959	2,148
Scientific Games Corp. 5.00% 2025[1]	91	94
Scientific Games Corp. 8.625% 2025[1]	2,170	2,379
Scientific Games Corp. 8.25% 2026[1]	2,534	2,721
Scientific Games Corp. 7.00% 2028[1]	85	93
Scientific Games Corp. 7.25% 2029[1]	230	260
Six Flags Entertainment Corp. 4.875% 2024[1]	537	543
Sizzling Platter LLC 8.50% 2025[1]	450	466
Staples, Inc. 7.50% 2026[1]	421	437
Studio City Finance, Ltd. 5.00% 2029[1]	650	657
Tempur Sealy International, Inc. 4.00% 2029[1]	485	493
The Home Co., Inc. 7.25% 2025[1]	725	771
Truck Hero, Inc., Term Loan B, (3-month USD-LIBOR + 3.75%) 4.50% 2028[2,3]	1,172	1,174
Universal Entertainment Corp. 8.50% 2024[1]	1,375	1,452
Vail Resorts, Inc. 6.25% 2025[1]	315	338
VICI Properties LP 4.25% 2026[1]	962	1,002
VICI Properties LP 4.625% 2029[1]	1,385	1,474
VICI Properties LP / VICI Note Co., Inc. 3.50% 2025[1]	851	871
VICI Properties LP / VICI Note Co., Inc. 3.75% 2027[1]	379	387
VICI Properties LP / VICI Note Co., Inc. 4.125% 2030[1]	2,774	2,856
WASH Multifamily Acquisition, Inc. 5.75% 2026[1]	405	423
Wheel Pros, Inc. 6.50% 2029[1]	750	760
Wheel Pros, Inc., Term Loan, (3-month USD-LIBOR + 4.50%) 5.25% 2028[2,3]	750	753
Wyndham Destinations, Inc. 6.625% 2026[1]	525	596
Wyndham Destinations, Inc. 4.625% 2030[1]	400	414
Wyndham Worldwide Corp. 4.375% 2028[1]	1,055	1,099
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[1]	1,171	1,216
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.50% 2025[1]	200	216
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.25% 2027[1]	100	108
Wynn Macau, Ltd. 5.125% 2029[1]	200	207
Wynn Resorts, Ltd. 7.75% 2025[1]	494	533
Wynn Resorts, Ltd. 5.125% 2029[1]	962	1,017
		130,861

Health care 10.38%
Auris Luxembourg III SARL, Term Loan, (3-month USD-LIBOR + 3.75%) 3.854% 2026[2,3]	841	834
Avantor Funding, Inc. 4.625% 2028[1]	1,510	1,596
Bausch Health Companies, Inc. 9.25% 2026[1]	2,644	2,879
Bausch Health Companies, Inc. 5.75% 2027[1]	700	745
Bausch Health Companies, Inc. 4.875% 2028[1]	1,745	1,788
Bausch Health Companies, Inc. 5.00% 2028[1]	1,137	1,080
Bausch Health Companies, Inc. 7.00% 2028[1]	553	571
Bausch Health Companies, Inc. 5.00% 2029[1]	125	117
Bausch Health Companies, Inc. 6.25% 2029[1]	815	807

American Funds Insurance Series	197

American High-Income Trust (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Bausch Health Companies, Inc. 5.25% 2030[1]	$852	$793
Bausch Health Companies, Inc. 5.25% 2031[1]	3,055	2,860
Catalent Pharma Solutions, Inc. 5.00% 2027[1]	53	55
Catalent, Inc. 3.125% 2029[1]	445	432
Centene Corp. 5.375% 2026[1]	330	345
Centene Corp. 5.375% 2026[1]	50	52
Centene Corp. 4.25% 2027	584	616
Centene Corp. 2.45% 2028	4,140	4,201
Centene Corp. 4.625% 2029	4,305	4,740
Centene Corp. 3.00% 2030	2,530	2,602
Centene Corp. 3.375% 2030	842	881
Centene Corp. 2.50% 2031	1,485	1,466
Charles River Laboratories International, Inc. 4.25% 2028[1]	241	250
Charles River Laboratories International, Inc. 3.75% 2029[1]	780	792
Community Health Systems, Inc. 5.625% 2027[1]	730	780
Community Health Systems, Inc. 6.00% 2029[1]	653	700
DaVita, Inc. 4.625% 2030[1]	1,100	1,132
Encompass Health Corp. 4.50% 2028	496	515
Encompass Health Corp. 4.75% 2030	450	479
Endo DAC / Endo Finance LLC / Endo Finco 9.50% 2027[1]	1,911	1,952
Endo DAC / Endo Finance LLC / Endo Finco 6.00% 2028[1]	1,458	985
Endo International PLC 5.75% 2022[1]	2,937	2,713
Endo International PLC 5.875% 2024[1]	1,300	1,282
Endo Luxembourg Finance Co. I SARL / Endo U.S., Inc. 6.125% 2029[1]	1,490	1,462
HCA, Inc. 5.875% 2023	70	76
HCA, Inc. 5.375% 2025	175	198
HCA, Inc. 5.875% 2026	321	372
HCA, Inc. 4.50% 2027	173	196
HCA, Inc. 5.625% 2028	2,065	2,450
HCA, Inc. 5.875% 2029	750	908
HCA, Inc. 3.50% 2030	1,250	1,332
HCA, Inc. 5.50% 2047	128	167
HCA, Inc. 5.25% 2049	475	607
HCA, Inc. 7.50% 2095	250	352
IMS Health Holdings, Inc. 5.00% 2026[1]	823	854
Jaguar Holding Co. II 4.625% 2025[1]	350	368
Jaguar Holding Co. II 5.00% 2028[1]	375	407
Jazz Securities DAC 4.375% 2029[1]	660	685
Mallinckrodt International Finance SA 5.50% 2025[1,4]	1,118	782
Mallinckrodt PLC 5.75% 2022[1,4]	420	295
Mallinckrodt PLC 10.00% 2025[1]	2,319	2,594
Molina Healthcare, Inc. 5.375% 2022	1,714	1,799
Molina Healthcare, Inc. 4.375% 2028[1]	920	961
Molina Healthcare, Inc. 3.875% 2030[1]	1,999	2,084
Organon Finance 1 LLC 4.125% 2028[1]	475	485
Organon Finance 1 LLC 5.125% 2031[1]	790	815
Owens & Minor, Inc. 4.375% 2024	1,935	2,024
Owens & Minor, Inc. 4.50% 2029[1]	1,980	2,037
Par Pharmaceutical, Inc. 7.50% 2027[1]	4,215	4,315
Radiology Partners, Inc. 9.25% 2028[1]	1,693	1,877
Rotech Healthcare, Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.00% 2023 (100% PIK)[2,3,5,7,8]	4,111	4,111
RP Escrow Issuer, LLC 5.25% 2025[1]	735	770
Select Medical Holdings Corp. 6.25% 2026[1]	554	591
Surgery Center Holdings 10.00% 2027[1]	416	458
Syneos Health, Inc. 3.625% 2029[1]	630	624
Team Health Holdings, Inc. 6.375% 2025[1]	899	857
Team Health Holdings, Inc., Term Loan B, 3.75% 2024[2,3]	314	305
Tenet Healthcare Corp. 4.625% 2024	559	569

198	American Funds Insurance Series

American High-Income Trust (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Tenet Healthcare Corp. 4.875% 2026[1]	$6,080	$6,314
Tenet Healthcare Corp. 5.125% 2027[1]	710	746
Tenet Healthcare Corp. 6.25% 2027[1]	500	523
Tenet Healthcare Corp. 4.625% 2028[1]	550	567
Tenet Healthcare Corp. 6.125% 2028[1]	500	534
Tenet Healthcare Corp. 4.25% 2029[1]	990	1,004
Tenet Healthcare Corp. 6.875% 2031	100	114
Teva Pharmaceutical Finance Co. BV 2.80% 2023	1,908	1,904
Teva Pharmaceutical Finance Co. BV 6.00% 2024	4,779	5,080
Teva Pharmaceutical Finance Co. BV 7.125% 2025	2,709	2,990
Teva Pharmaceutical Finance Co. BV 3.15% 2026	2,134	2,033
Teva Pharmaceutical Finance Co. BV 6.75% 2028	2,038	2,237
Teva Pharmaceutical Finance Co. BV 4.10% 2046	762	669
U.S. Renal Care, Inc. 10.625% 2027[1]	359	378
Valeant Pharmaceuticals International, Inc. 6.125% 2025[1]	5,285	5,424
Valeant Pharmaceuticals International, Inc. 9.00% 2025[1]	581	624
Valeant Pharmaceuticals International, Inc. 8.50% 2027[1]	502	547
		111,515

Materials 9.92%
Alcoa Netherlands Holding BV 5.50% 2027[1]	510	554
Alcoa Netherlands Holding BV 4.125% 2029[1]	430	449
ArcelorMittal 4.25% 2029	200	222
ArcelorMittal 7.25% 2039[6]	570	806
ArcelorMittal 7.00% 2041[6]	985	1,370
Arconic Corp. 6.00% 2025[1]	810	864
Arconic Rolled Products Corp. 6.125% 2028[1]	200	215
Ardagh Group SA 6.50% 2027[1,5]	622	654
Ardagh Metal Packaging Finance USA LLC 4.00% 2029[1]	650	646
Ardagh Packaging Finance 5.25% 2025[1]	495	521
Ardagh Packaging Finance 6.00% 2025[1]	533	551
Ardagh Packaging Finance 5.25% 2027[1]	225	230
Axalta Coating Systems LLC 4.75% 2027[1]	460	483
BWAY Parent Co., Inc. 5.50% 2024[1]	1,619	1,637
Cascades, Inc. 5.125% 2026[1]	495	529
Cascades, Inc. 5.375% 2028[1]	340	358
Cleveland-Cliffs, Inc. 9.875% 2025[1]	204	239
Cleveland-Cliffs, Inc. 6.75% 2026[1]	1,167	1,260
Cleveland-Cliffs, Inc. 5.875% 2027	4,675	4,920
Cleveland-Cliffs, Inc. 7.00% 2027	297	314
Cleveland-Cliffs, Inc. 4.625% 2029[1]	2,300	2,423
Cleveland-Cliffs, Inc. 4.875% 2031[1]	2,475	2,602
Consolidated Energy Finance SA 6.50% 2026[1]	1,250	1,287
Constellium SE 3.75% 2029[1]	350	347
CVR Partners LP 9.25% 2023[1]	346	348
CVR Partners LP 6.125% 2028[1]	2,775	2,848
Element Solutions, Inc. 3.875% 2028[1]	620	633
First Quantum Minerals, Ltd. 7.25% 2023[1]	2,073	2,116
First Quantum Minerals, Ltd. 7.50% 2025[1]	4,243	4,413
First Quantum Minerals, Ltd. 6.875% 2026[1]	3,076	3,222
First Quantum Minerals, Ltd. 6.875% 2027[1]	5,440	5,935
FMG Resources 4.375% 2031[1]	1,115	1,194
Freeport-McMoRan, Inc. 4.55% 2024	150	163
Freeport-McMoRan, Inc. 4.25% 2030	932	1,000
Freeport-McMoRan, Inc. 5.40% 2034	562	680
Freeport-McMoRan, Inc. 5.45% 2043	1,851	2,265
FXI Holdings, Inc. 7.875% 2024[1]	2,905	3,009
FXI Holdings, Inc. 12.25% 2026[1]	5,515	6,367
GPC Merger Sub, Inc. 7.125% 2028[1]	434	469

American Funds Insurance Series	199

American High-Income Trust (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
Hexion, Inc. 7.875% 2027[1]	$2,411	$2,604
INEOS Group Holdings SA 5.625% 2024[1]	772	777
Joseph T. Ryerson & Son, Inc. 8.50% 2028[1]	1,260	1,403
LSB Industries, Inc. 9.625% 2023[1]	4,313	4,440
Mercer International, Inc. 5.125% 2029[1]	400	412
Methanex Corp. 5.125% 2027	4,500	4,866
Methanex Corp. 5.25% 2029	1,300	1,402
Methanex Corp. 5.65% 2044	825	855
Neon Holdings, Inc. 10.125% 2026[1]	970	1,061
Nouryon Holding BV 8.00% 2026[1]	931	988
Nova Chemicals Corp. 4.875% 2024[1]	495	523
Nova Chemicals Corp. 5.00% 2025[1]	295	316
Nova Chemicals Corp. 5.25% 2027[1]	1,036	1,118
Nova Chemicals Corp. 4.25% 2029[1]	1,530	1,547
Novelis Corp. 5.875% 2026[1]	950	989
Novelis Corp. 4.75% 2030[1]	990	1,041
OCI NV 5.25% 2024[1]	250	258
Olin Corp. 9.50% 2025[1]	490	611
Olin Corp. 5.625% 2029	300	330
Olin Corp. 5.00% 2030	280	299
Owens-Illinois, Inc. 5.875% 2023[1]	420	453
Owens-Illinois, Inc. 6.375% 2025[1]	265	295
Plastipak Holdings, Inc. 6.25% 2025[1]	200	205
Rayonier A.M. Products, Inc. 7.625% 2026[1]	300	313
SCIH Salt Holdings, Inc. 4.875% 2028[1]	2,825	2,832
SCIH Salt Holdings, Inc. 6.625% 2029[1]	1,245	1,250
Scotts Miracle-Gro Co. 4.50% 2029	639	665
Sealed Air Corp. 4.875% 2022[1]	410	428
Sealed Air Corp. 5.25% 2023[1]	267	283
Sealed Air Corp. 4.00% 2027[1]	316	337
Silgan Holdings, Inc. 4.125% 2028	377	392
Summit Materials, Inc. 6.50% 2027[1]	360	382
Summit Materials, Inc. 5.25% 2029[1]	955	1,016
Trivium Packaging BV 5.50% 2026[1]	530	558
Trivium Packaging BV 8.50% 2027[1]	403	439
Tronox, Ltd. 4.625% 2029[1]	2,570	2,599
Valvoline, Inc. 4.25% 2030[1]	353	365
Valvoline, Inc. 3.625% 2031[1]	620	622
Venator Materials Corp. 5.75% 2025[1]	4,876	4,809
Venator Materials Corp. 9.50% 2025[1]	1,805	2,035
W. R. Grace & Co. 4.875% 2027[1]	790	839
Warrior Met Coal, Inc. 8.00% 2024[1]	1,400	1,423
		106,523

Industrials 8.68%
ADT Corp. 3.50% 2022	1,221	1,245
Allison Transmission Holdings, Inc. 3.75% 2031[1]	2,270	2,234
American Airlines, Inc. 5.50% 2026[1]	2,160	2,290
American Airlines, Inc. 5.75% 2029[1]	750	812
Associated Materials, LLC 9.00% 2025[1]	2,156	2,291
Atkore, Inc. 4.25% 2031[1]	385	390
ATS Automation Tooling Systems, Inc. 4.125% 2028[1]	275	282
Avis Budget Car Rental, LLC 5.75% 2027[1]	1,290	1,347
Avis Budget Group, Inc. 5.25% 2025[1]	509	516
Avis Budget Group, Inc. 4.75% 2028[1]	550	564
Avis Budget Group, Inc. 5.375% 2029[1]	1,550	1,616
Avolon Holdings Funding, Ltd. 5.25% 2024[1]	660	726
Azul Investments LLP 7.25% 2026[1]	670	658
Boeing Company 3.625% 2031	1,050	1,130

200	American Funds Insurance Series

American High-Income Trust (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Boeing Company 3.50% 2039	$70	$70
Boeing Company 3.75% 2050	400	413
Boeing Company 5.93% 2060	700	968
Bohai Financial Investment Holding Co., Ltd. 5.25% 2022[1]	1,050	1,099
Bohai Financial Investment Holding Co., Ltd. 4.50% 2023[1]	132	139
Bohai Financial Investment Holding Co., Ltd. 5.125% 2023[1]	660	714
Bohai Financial Investment Holding Co., Ltd. 5.50% 2024[1]	600	660
Bombardier, Inc. 6.125% 2023[1]	645	681
Bombardier, Inc. 7.50% 2024[1]	600	628
Bombardier, Inc. 7.50% 2025[1]	1,601	1,650
Bombardier, Inc. 7.125% 2026[1]	1,910	2,002
Bombardier, Inc. 7.875% 2027[1]	2,803	2,912
Bombardier, Inc. 7.45% 2034[1]	700	753
Booz Allen Hamilton, Inc. 3.875% 2028[1]	1,390	1,421
BWX Technologies, Inc. 4.125% 2028[1]	615	628
BWX Technologies, Inc. 4.125% 2029[1]	1,220	1,244
Clarivate Science Holdings Corp. 3.875% 2028[1]	1,515	1,531
Clarivate Science Holdings Corp. 4.875% 2029[1]	1,365	1,403
Clean Harbors, Inc. 4.875% 2027[1]	766	805
CoreCivic, Inc. 8.25% 2026	2,190	2,275
CoreLogic, Inc. 4.50% 2028[1]	4,289	4,257
CoreLogic, Inc., Term Loan, (3-month USD-LIBOR + 6.50%) 7.00% 2029[2,3]	750	757
Covanta Holding Corp. 5.875% 2025	358	371
Covanta Holding Corp. 5.00% 2030	850	895
Deluxe Corp. 8.00% 2029[1]	300	326
Dun & Bradstreet Corp. 6.875% 2026[1]	1,003	1,067
Dun & Bradstreet Corp. 10.25% 2027[1]	1,148	1,272
Fortress Transportation and Infrastructure Investors LLC 9.75% 2027[1]	445	515
Fortress Transportation and Infrastructure Investors LLC 5.50% 2028[1]	510	532
Global Infrastructure Solutions, Inc. 5.625% 2029[1]	500	520
Harsco Corp. 5.75% 2027[1]	650	683
Herc Holdings, Inc. 5.50% 2027[1]	200	211
Howmet Aerospace, Inc. 6.875% 2025	987	1,150
Icahn Enterprises Finance Corp. 4.75% 2024	1,080	1,130
JELD-WEN Holding, Inc. 4.875% 2027[1]	1,033	1,076
Kratos Defense & Security Solutions, Inc. 6.50% 2025[1]	1,710	1,797
LABL Escrow Issuer, LLC 6.75% 2026[1]	850	908
LABL Escrow Issuer, LLC 10.50% 2027[1]	690	762
LSC Communications, Inc. 8.75% 2023[1,4,7,8]	8,933	474
LSC Communications, Inc., Term Loan B, (USD Prime Rate + 4.50%) 7.75% 2022[2,3,4,7,8]	301	16
MasTec, Inc. 4.50% 2028[1]	1,250	1,319
Meritor, Inc. 4.50% 2028[1]	825	838
MH Sub I, LLC, Term Loan, (3-month USD-LIBOR + 6.25%) 6.345% 2029[2,3]	150	153
Mueller Water Products, Inc. 4.00% 2029[1]	625	643
NESCO Holdings II, Inc. 5.50% 2029[1]	255	266
Nielsen Finance LLC and Nielsen Finance Co. 5.00% 2025[1]	750	774
Nielsen Finance LLC and Nielsen Finance Co. 5.625% 2028[1]	250	264
Nielsen Finance LLC and Nielsen Finance Co. 5.875% 2030[1]	1,400	1,527
Park River Holdings, Inc. 5.625% 2029[1]	775	755
Pitney Bowes, Inc. 6.875% 2027[1]	750	795
Prime Security Services Borrower, LLC 3.375% 2027[1]	475	461
Prime Security Services Borrower, LLC 6.25% 2028[1]	627	668
R.R. Donnelley & Sons Co. 6.125% 2026[1]	375	396
R.R. Donnelley & Sons Co., Term Loan B, (3-month USD-LIBOR + 5.00%) 5.104% 2024[2,3]	368	369
Rexnord Corp. 4.875% 2025[1]	848	868
Rolls-Royce PLC 5.75% 2027[1]	615	678
Sensata Technologies Holding BV 4.00% 2029[1]	410	417
Sensata Technologies, Inc. 3.75% 2031[1]	500	495

American Funds Insurance Series	201

American High-Income Trust (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
SkyMiles IP, Ltd. 4.75% 2028[1]	$1,365	$1,519
Spirit AeroSystems, Inc. 4.60% 2028	210	206
SRS Distribution, Inc. 4.625% 2028[1]	480	491
SRS Distribution, Inc. 6.125% 2029[1]	305	315
Stericycle, Inc. 5.375% 2024[1]	1,135	1,170
Stericycle, Inc. 3.875% 2029[1]	270	270
The Brink’s Co. 4.625% 2027[1]	719	751
Titan International, Inc. 7.00% 2028[1]	750	786
TransDigm, Inc. 8.00% 2025[1]	658	713
TransDigm, Inc. 6.25% 2026[1]	1,938	2,047
TransDigm, Inc. 5.50% 2027	855	892
TransDigm, Inc. 4.625% 2029[1]	910	913
Triumph Group, Inc. 6.25% 2024[1]	510	520
Triumph Group, Inc. 8.875% 2024[1]	586	653
Triumph Group, Inc. 7.75% 2025[1]	270	278
Uber Technologies, Inc. 8.00% 2026[1]	498	538
United Airlines Holdings, Inc. 6.50% 2027[1]	4,245	4,679
United Airlines, Inc., Pass Through Trust Certificates, Series 2020-1, Class B, 4.875% 2027	330	350
United Airlines, Inc. 4.375% 2026[1]	250	259
United Airlines, Inc. 4.625% 2029[1]	780	808
United Rentals, Inc. 5.875% 2026	53	55
United Rentals, Inc. 3.875% 2031	325	331
Vertical Holdco GMBH 7.625% 2028[1]	485	527
Vertical U.S. Newco, Inc. 5.25% 2027[1]	1,475	1,556
WESCO Distribution, Inc. 7.125% 2025[1]	1,375	1,488
WESCO Distribution, Inc. 7.25% 2028[1]	1,420	1,584
Western Global Airlines LLC 10.375% 2025[1]	385	442
XPO Logistics, Inc. 6.75% 2024[1]	198	206
XPO Logistics, Inc. 6.25% 2025[1]	300	319
		93,168

Financials 5.89%
Advisor Group Holdings, LLC 6.25% 2028[1]	1,656	1,751
AG Merger Sub II, Inc. 10.75% 2027[1]	4,140	4,611
Alliant Holdings Intermediate, LLC 6.75% 2027[1]	1,536	1,616
Ally Financial, Inc. 8.00% 2031	466	668
Apollo Commercial Real Estate Finance, Inc. 4.625% 2029[1]	800	790
Aretec Escrow Issuer, Inc. 7.50% 2029[1]	2,710	2,795
AssuredPartners, Inc. 8.00% 2027[1]	437	467
AssuredPartners, Inc. 5.625% 2029[1]	365	366
BroadStreet Partners, Inc. 5.875% 2029[1]	575	588
Compass Diversified Holdings 5.25% 2029[1]	3,670	3,821
Credit Acceptance Corp. 5.125% 2024[1]	765	795
Fairstone Financial, Inc. 7.875% 2024[1]	619	647
Freedom Mortgage Corp. 7.625% 2026[1]	625	651
FS Energy and Power Fund 7.50% 2023[1]	4,084	4,231
Hightower Holding, LLC 6.75% 2029[1]	505	516
HUB International, Ltd. 7.00% 2026[1]	1,950	2,027
Icahn Enterprises Finance Corp. 5.25% 2027	627	648
Icahn Enterprises Finance Corp. 4.375% 2029[1]	675	674
Ladder Capital Corp. 5.25% 2022[1]	150	151
Ladder Capital Corp. 4.25% 2027[1]	1,489	1,492
LD Holdings Group LLC 6.125% 2028[1]	575	576
LPL Financial Holdings, Inc. 4.625% 2027[1]	1,212	1,260
LPL Financial Holdings, Inc. 4.00% 2029[1]	550	554
LPL Financial Holdings, Inc. 4.375% 2031[1]	1,060	1,075
MGIC Investment Corp. 5.25% 2028	525	557
MidCap Financial Issuer Trust 6.50% 2028[1]	750	786

202	American Funds Insurance Series

American High-Income Trust (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
MidCap Financial Issuer Trust 5.625% 2030[1]	$565	$568
MSCI, Inc. 5.375% 2027[1]	320	342
MSCI, Inc. 4.00% 2029[1]	900	952
MSCI, Inc. 3.625% 2030[1]	66	68
MSCI, Inc. 3.625% 2031[1]	1,875	1,926
MSCI, Inc. 3.875% 2031[1]	2,150	2,234
National Financial Partners Corp. 6.875% 2028[1]	1,094	1,155
Nationstar Mortgage Holdings, Inc. 5.50% 2028[1]	425	429
Navient Corp. 6.50% 2022	1,633	1,705
Navient Corp. 5.50% 2023	3,086	3,259
Navient Corp. 5.875% 2024	1,720	1,860
Navient Corp. 6.125% 2024	1,267	1,371
Navient Corp. 5.00% 2027	2,883	2,989
Navient Corp. 4.875% 2028	320	322
Navient Corp. 5.625% 2033	1,678	1,624
NFP Corp. 4.875% 2028[1]	500	509
OneMain Holdings, Inc. 7.125% 2026	935	1,090
Owl Rock Capital Corp. 4.625% 2024[1]	750	798
Owl Rock Capital Corp. 3.75% 2025	900	953
Owl Rock Capital Corp. 3.375% 2026	390	407
Quicken Loans, LLC 3.625% 2029[1]	455	450
Springleaf Finance Corp. 6.125% 2024	1,167	1,257
Springleaf Finance Corp. 6.625% 2028	190	219
Springleaf Finance Corp. 5.375% 2029	183	199
Starwood Property Trust, Inc. 5.00% 2021	871	876
Starwood Property Trust, Inc. 5.50% 2023[1]	465	488
Summer (BC) BidCo B LLC 5.50% 2026[1]	365	372
Travelport Finance Luxembourg SARL, Term Loan, (3-month USD-LIBOR + 8.00%) 9.00% 2025 (72.22% PIK)[2,3,5]	481	506
United Wholesale Mortgage, LLC 5.50% 2029[1]	255	255
		63,296

Information technology 4.22%
Almonde, Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 8.25% 2025[2,3]	3,574	3,620
Applied Systems, Inc., Term Loan, (3-month USD-LIBOR + 5.50%) 6.25% 2025[2,3]	822	836
Avaya, Inc. 6.125% 2028[1]	490	525
Banff Merger Sub, Inc. 9.75% 2026[1]	1,833	1,932
Black Knight, Inc. 3.625% 2028[1]	1,315	1,310
BMC Software, Inc. 7.125% 2025[1]	225	241
BMC Software, Inc. 9.125% 2026[1]	240	254
Booz Allen Hamilton, Inc. 4.00% 2029[1]	455	466
Broadcom, Inc. 3.469% 2034[1]	179	190
CommScope Finance LLC 6.00% 2026[1]	833	880
Dell International LLC / EMC Corp. 8.10% 2036	450	687
Dell International LLC / EMC Corp. 8.35% 2046	291	477
Dell, Inc. 6.50% 2038	222	284
Dell, Inc. 5.40% 2040	850	1,006
Diebold Nixdorf AG, Term Loan B, (3-month USD-LIBOR + 2.75%) 2.897% 2023[2,3]	643	634
Diebold Nixdorf, Inc. 9.375% 2025[1]	4,700	5,226
Diebold, Inc. 8.50% 2024	1,534	1,572
Elastic NV 4.125% 2029[1]	900	900
Gartner, Inc. 4.50% 2028[1]	2,025	2,141
Gartner, Inc. 3.75% 2030[1]	200	205
Imola Merger Corp. 4.75% 2029[1]	300	309
MicroStrategy, Inc. 6.125% 2028[1]	675	676
MoneyGram International, Inc., Term Loan B, (3-month USD-LIBOR + 6.00%) 7.00% 2023[2,3]	1,210	1,223
NCR Corp. 5.125% 2029[1]	2,675	2,762
Oracle Corp. 3.95% 2051	458	501

American Funds Insurance Series	203

American High-Income Trust (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Information technology (continued)
Rocket Software, Inc. 6.50% 2029[1]	$1,715	$1,704
Sabre GLBL, Inc. 7.375% 2025[1]	48	52
Sabre Holdings Corp. 9.25% 2025[1]	548	653
Solera Holdings, Inc., Term Loan B, (3-month USD-LIBOR + 4.00%) 4.50% 2028[2,3]	1,325	1,330
Square, Inc. 2.75% 2026[1]	2,350	2,394
Square, Inc. 3.50% 2031[1]	1,270	1,283
Synaptics, Inc. 4.00% 2029[1]	325	327
Ultimate Software Group, Inc., Term Loan, (3-month USD-LIBOR + 6.75%) 7.50% 2027[2,3]	1,325	1,352
Unisys Corp. 6.875% 2027[1]	1,695	1,855
VeriSign, Inc. 5.25% 2025	132	150
Veritas Holdings, Ltd. 7.50% 2025[1]	2,140	2,234
ViaSat, Inc. 5.625% 2027[1]	175	183
Virtusa Corp., Term Loan B, (3-month USD-LIBOR + 4.25%) 5.00% 2028[2,3]	50	50
Xerox Corp. 5.00% 2025[1]	595	629
Xerox Corp. 5.50% 2028[1]	2,135	2,221
		45,274

Real estate 3.32%
Brookfield Property REIT, Inc. 5.75% 2026[1]	3,714	3,909
Diversified Healthcare Trust 4.75% 2024	275	283
Diversified Healthcare Trust 9.75% 2025	650	721
Diversified Healthcare Trust 4.75% 2028	335	331
Diversified Healthcare Trust 4.375% 2031	1,975	1,895
HAT Holdings I LLC / HAT Holdings II LLC 3.375% 2026[1]	500	504
Hospitality Properties Trust 7.50% 2025	238	270
Howard Hughes Corp. 5.375% 2028[1]	1,957	2,082
Howard Hughes Corp. 4.125% 2029[1]	3,143	3,153
Howard Hughes Corp. 4.375% 2031[1]	2,018	2,015
Iron Mountain, Inc. 4.875% 2027[1]	2,066	2,145
Iron Mountain, Inc. 5.00% 2028[1]	617	642
Iron Mountain, Inc. 5.25% 2028[1]	1,214	1,273
Iron Mountain, Inc. 5.25% 2030[1]	2,610	2,766
Iron Mountain, Inc. 4.50% 2031[1]	1,300	1,318
Kennedy-Wilson Holdings, Inc. 4.75% 2029	2,005	2,068
Kennedy-Wilson Holdings, Inc. 5.00% 2031	1,895	1,952
Ladder Capital Corp. 5.25% 2025[1]	1,040	1,060
Medical Properties Trust, Inc. 5.00% 2027	1,333	1,415
Medical Properties Trust, Inc. 3.50% 2031	239	242
Park Intermediate Holdings LLC 4.875% 2029[1]	1,540	1,595
QTS Realty Trust, Inc. 3.875% 2028[1]	625	669
Realogy Corp. 9.375% 2027[1]	740	823
Realogy Corp. 5.75% 2029[1]	840	879
Realogy Group LLC 7.625% 2025[1]	260	282
RHP Hotel Properties LP / RHP Finance Corp. 4.50% 2029[1]	685	687
Service Properties Trust 5.50% 2027	130	139
WeWork Companies, Inc. 7.875% 2025[1]	140	146
Xenia Hotels & Resorts, Inc. 4.875% 2029[1]	360	372
		35,636

Consumer staples 3.31%
Albertsons Companies, Inc. 3.50% 2023[1]	550	566
Albertsons Companies, Inc. 3.50% 2029[1]	1,580	1,564
Albertsons Companies, Inc. 4.875% 2030[1]	335	358
B&G Foods, Inc. 5.25% 2025	612	629
B&G Foods, Inc. 5.25% 2027	1,428	1,489
Central Garden & Pet Co. 4.125% 2030	420	430
Central Garden & Pet Co. 4.125% 2031[1]	755	766
Coty, Inc. 5.00% 2026[1]	700	712

204	American Funds Insurance Series

American High-Income Trust (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
Coty, Inc. 6.50% 2026[1]	$520	$528
Darling Ingredients, Inc. 5.25% 2027[1]	459	483
Edgewell Personal Care Co. 5.50% 2028[1]	275	292
Energizer Holdings, Inc. 4.375% 2029[1]	545	546
Ingles Markets, Inc. 4.00% 2031[1]	355	355
JBS Luxembourg SARL 3.625% 2032[1]	600	600
Kraft Heinz Company 3.875% 2027	725	797
Kraft Heinz Company 4.25% 2031	713	811
Kraft Heinz Company 5.00% 2042	500	612
Kraft Heinz Company 5.20% 2045	330	411
Kraft Heinz Company 4.375% 2046	2,116	2,402
Kraft Heinz Company 4.875% 2049	2,115	2,573
Kraft Heinz Company 5.50% 2050	770	1,002
Kronos Acquisition Holdings, Inc. 5.00% 2026[1]	840	854
Kronos Acquisition Holdings, Inc. 7.00% 2027[1]	3,350	3,362
Lamb Weston Holdings, Inc. 4.625% 2024[1]	561	582
Nestle Skin Health SA, Term Loan B3, (3-month USD-LIBOR + 3.75%) 4.50% 2026[2,3]	1,801	1,809
Post Holdings, Inc. 5.625% 2028[1]	569	605
Post Holdings, Inc. 5.50% 2029[1]	166	178
Post Holdings, Inc. 4.625% 2030[1]	4,205	4,281
Post Holdings, Inc. 4.50% 2031[1]	750	750
Prestige Brands International, Inc. 5.125% 2028[1]	103	109
Prestige Brands International, Inc. 3.75% 2031[1]	1,525	1,473
Simmons Foods, Inc. 4.625% 2029[1]	993	1,003
Spectrum Brands, Inc. 5.75% 2025	178	183
Triton Water Holdings, Inc. 6.25% 2029[1]	630	632
United Natural Foods, Inc. 6.75% 2028[1]	1,700	1,833
		35,580

Utilities 2.79%
AmeriGas Partners LP 5.75% 2027	297	332
Calpine Corp. 4.50% 2028[1]	500	511
Calpine Corp. 5.125% 2028[1]	518	528
Calpine Corp. 3.75% 2031[1]	400	381
Calpine Corp. 5.00% 2031[1]	1,000	997
DPL, Inc. 4.125% 2025	765	821
DPL, Inc. 4.35% 2029	575	625
Emera, Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[6]	1,155	1,355
FirstEnergy Corp. 2.25% 2030	1,170	1,123
FirstEnergy Corp. 2.65% 2030	624	622
FirstEnergy Corp. 7.375% 2031	734	1,006
FirstEnergy Corp. 5.35% 2047[6]	550	661
FirstEnergy Corp. 3.40% 2050	1,710	1,681
FirstEnergy Transmission LLC 2.866% 2028[1]	325	337
Inversiones Latin America Power 5.125% 2033[1]	310	308
NextEra Energy Partners LP 4.25% 2024[1]	122	129
NextEra Energy Partners LP 3.875% 2026[1]	92	98
NGL Energy Partners LP 7.50% 2026	1,150	1,052
NRG Energy, Inc. 7.25% 2026	328	341
NRG Energy, Inc. 3.375% 2029[1]	355	349
NRG Energy, Inc. 3.625% 2031[1]	1,030	1,013
Pacific Gas and Electric Co. 3.00% 2028	550	553
Pacific Gas and Electric Co. 4.55% 2030	473	506
Pacific Gas and Electric Co. 3.25% 2031	200	197
Pacific Gas and Electric Co. 3.95% 2047	500	466
Pacific Gas and Electric Co. 4.95% 2050	600	618
PG&E Corp. 5.00% 2028	2,880	2,916
PG&E Corp. 5.25% 2030	2,345	2,374
PG&E Corp., Term Loan, (3-month USD-LIBOR + 3.00%) 3.50% 2025[2,3]	252	249

American Funds Insurance Series	205

American High-Income Trust (continued)

(formerly High-Income Bond Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Talen Energy Corp. 10.50% 2026[1]	$3,768	$2,729
Talen Energy Corp. 7.25% 2027[1]	2,973	2,778
Talen Energy Corp. 6.625% 2028[1]	130	119
Talen Energy Supply, LLC 7.625% 2028[1]	1,699	1,592
Vistra Operations Co. LLC 3.55% 2024[1]	231	244
Vistra Operations Co. LLC 4.375% 2029[1]	400	403
		30,014

Total corporate bonds, notes & loans		931,843

U.S. Treasury bonds & notes 0.11%
U.S. Treasury inflation-protected securities 0.11%
U.S. Treasury Inflation-Protected Security 0.125% 2051[9,10]	1,025	1,124

Municipals 0.00%
Puerto Rico 0.00%
Aqueduct and Sewer Auth., Rev. Bonds, Series 2012-B, 5.35% 2027	5	5

Total bonds, notes & other debt instruments (cost: $906,669,000)		932,972

Convertible bonds & notes 0.35%
Communication services 0.14%
Cinemark USA, Inc., convertible notes, 4.50% 2025[1]	190	337
DISH DBS Corp., convertible notes, 3.375% 2026	635	650
Live Nation Entertainment, Inc., convertible notes, 2.00% 2025	430	482
		1,469

Industrials 0.08%
American Airlines Group, Inc., convertible notes, 6.50% 2025	183	288
Southwest Airlines Co., convertible notes, 1.25% 2025	403	612
		900

Information technology 0.07%
Sabre GLBL, Inc., convertible notes, 4.00% 2025	390	712

Consumer discretionary 0.05%
NCL Corp., Ltd., convertible notes, 5.375% 2025[1]	155	283
Royal Caribbean Cruises, Ltd., convertible notes, 4.25% 2023[1]	200	273
		556

Energy 0.01%
Mesquite Energy, Inc., convertible notes, 15.19% 2023 (100% PIK)[1,5,7,8]	70	70

Total convertible bonds & notes (cost: $2,724,000)		3,707

Convertible stocks 0.08%	Shares
Financials 0.05%
2020 Cash Mandatory Exchangeable Trust, convertible preferred shares, 0% 2023[1]	411	519

Utilities 0.03%
PG&E Corp., convertible preferred units, 5.50% 2023	3,350	340

Total convertible stocks (cost: $717,000)		859

206	American Funds Insurance Series

American High-Income Trust (continued)

(formerly High-Income Bond Fund)

Common stocks 5.62%	Shares	Value (000)
Health care 2.02%
Rotech Healthcare, Inc.[7,8,11,12]	201,793	$21,693

Energy 1.99%
Chesapeake Energy Corp.	157,546	8,180
Chesapeake Energy Corp.[1,7]	844	42
Oasis Petroleum, Inc.	42,568	4,280
Denbury, Inc.[11]	32,880	2,525
Extraction Oil & Gas, Inc.[11]	29,821	1,637
Extraction Oil & Gas, Inc.[1,7,11,12]	8,511	449
Weatherford International[11]	99,159	1,805
Ascent Resources—Utica LLC, Class A7,8,11,12	6,297,894	1,260
Diamond Offshore Drilling, Inc.[11]	82,188	522
Diamond Offshore Drilling, Inc.[1,7,8,11]	28,784	153
California Resources Corp.[11]	17,202	518
McDermott International, Ltd.[11]	107,875	53
Mesquite Energy, Inc.[7,8,11]	3,558	21
Tapstone Energy, LLC[1,7,8,11]	14,603	—	[13]
		21,445

Industrials 0.77%
New AMI I, LLC[7,8,11]	949,277	8,259

Consumer discretionary 0.51%
MYT Holding Co., Class B7,11	608,846	3,379
NMG Parent LLC[7,11]	14,350	1,937
NMG Parent LLC[1,7,11]	1,615	194
		5,510

Materials 0.14%
Hexion Holdings Corp., Class B11	81,939	1,475

Financials 0.09%
Jonah Energy Parent LLC[7,8,11]	38,716	581
Navient Corp.	20,000	386
		967

Communication services 0.06%
iHeartMedia, Inc., Class A11	22,639	610

Information technology 0.04%
MoneyGram International, Inc.[11]	41,400	417

Total common stocks (cost: $34,018,000)		60,376

Preferred securities 0.27%
Consumer discretionary 0.20%
MYT Holding LLC, Series A, preferred shares	2,095,904	2,143

Industrials 0.07%
ACR III LSC Holdings LLC, Series B, preferred shares[1,7,8,11]	1,022	719

Total preferred securities (cost: $2,933,000)		2,862

American Funds Insurance Series	207

American High-Income Trust (continued)

(formerly High-Income Bond Fund)

Rights & warrants 0.13%	Shares	Value (000)
Energy 0.07%
Chesapeake Energy Corp., Class B, warrants, expire 2026[11]	14,962	$357
Chesapeake Energy Corp., Class A, warrants, expire 2026[11]	12,565	338
Chesapeake Energy Corp., Class C, warrants, expire 2026[11]	4,376	91
Sable Permian Resources, LLC, Class A, warrants, expire 2024[7,8,11]	2,894	—	[13]
		786

Consumer discretionary 0.06%
NMG Parent LLC, warrants, expire 2027[7,11]	27,111	620

Total rights & warrants (cost: $2,471,000)		1,406

Short-term securities 5.83%
Money market investments 5.83%
Capital Group Central Cash Fund 0.04%[14,15]	626,652	62,665

Total short-term securities (cost: $62,664,000)		62,665

Total investment securities 99.15% (cost: $1,012,196,000)		1,064,847
Other assets less liabilities 0.85%		9,158

Net assets 100.00%		$1,074,005

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[16] (000)	Value at 6/30/2021[17] (000)	Unrealized depreciation at 6/30/2021 (000)
2 Year U.S. Treasury Note Futures	Long	248	October 2021	$49,600	$54,639	$(93)
10 Year Ultra U.S. Treasury Note Futures	Short	24	September 2021	(2,400)	(3,533)	(57)
10 Year U.S. Treasury Note Futures	Short	284	September 2021	(28,400)	(37,630)	(84)

						$(234)

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 6/30/2021 (000)	Upfront premium received (000)	Unrealized depreciation at 6/30/2021 (000)
CDX.NA.HY.36	5.00%/Quarterly	6/20/2026	$50,074	$(5,109)	$(4,890)	$(219)

Investments in affiliates15

	Value of affiliate at 1/1/2021 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 6/30/2021 (000)	Dividend income (000)
Short-term securities 5.83%
Money market investments 5.83%
Capital Group Central Cash Fund 0.04%[14]	$33,493	$302,652	$273,478	$1	$(3)	$62,665	$12

208	American Funds Insurance Series

American High-Income Trust (continued)

(formerly High-Income Bond Fund)

[1]

Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $651,007,000, which represented 60.61% of the net assets of the fund.

[2]

Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $28,965,000, which represented 2.70% of the net assets of the fund.

[3]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.

[4]	Scheduled interest and/or principal payment was not received.

[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[6]	Step bond; coupon rate may change at a later date.

[7]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $44,114,000, which represented 4.11% of the net assets of the fund.
[8]	Value determined using significant unobservable inputs.

[9]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $412,000, which represented .04% of the net assets of the fund.
[10]	Index-linked bond whose principal amount moves with a government price index.
[11]	Security did not produce income during the last 12 months.

[12]

Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear on the following page.

[13]	Amount less than one thousand.
[14]	Rate represents the seven-day yield at 6/30/2021.

[15]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[16]	Notional amount is calculated based on the number of contracts and notional contract size.
[17]	Value is calculated based on the notional amount and current market price.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Rotech Healthcare, Inc.	9/26/2013	$4,331	$21,693	2.02%
Ascent Resources - Utica LLC, Class A	11/15/2016	302	1,260	.12
Extraction Oil & Gas, Inc.	1/20/2021	215	449	.04

Total private placement securities		$4,848	$23,402	2.18%

Key to abbreviations and symbol

Auth. = Authority

CMT = Constant Maturity Treasury

DAC = Designated Activity Company

LIBOR = London Interbank Offered Rate

Rev. = Revenue

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	209

American Funds Mortgage Fund
Investment portfolio June 30, 2021	unaudited

Bonds, notes & other debt instruments 79.12%	Principal amount (000)		Value (000)
Mortgage-backed obligations 57.66%
Federal agency mortgage-backed obligations 50.51%
Fannie Mae Pool #AS7638 2.50% 2031[1]	$853		$893
Fannie Mae Pool #695412 5.00% 2033[1]	—	[2]	—	[2]
Fannie Mae Pool #AD3566 5.00% 2035[1]	2		2
Fannie Mae Pool #256583 5.00% 2036[1,3]	34		36
Fannie Mae Pool #889101 1.631% 2038[1,4]	32		33
Fannie Mae Pool #964279 2.485% 2038[1,4]	31		32
Fannie Mae Pool #964708 2.765% 2038[1,4]	4		4
Fannie Mae Pool #AC0794 5.00% 2039[1]	8		10
Fannie Mae Pool #931768 5.00% 2039[1]	2		2
Fannie Mae Pool #AL9335 2.289% 2040[1,4]	1,184		1,256
Fannie Mae Pool #932606 5.00% 2040[1]	4		5
Fannie Mae Pool #MA4333 2.00% 2041[1]	24		24
Fannie Mae Pool #MA4387 2.00% 2041[1]	22		22
Fannie Mae Pool #MA4364 2.00% 2041[1]	7		7
Fannie Mae Pool #AL9327 2.164% 2041[1,4]	1,109		1,175
Fannie Mae Pool #AL9326 2.199% 2041[1,4]	1,453		1,539
Fannie Mae Pool #AJ1873 4.00% 2041[1]	7		8
Fannie Mae Pool #AE1248 5.00% 2041[1]	11		13
Fannie Mae Pool #AE1274 5.00% 2041[1]	8		9
Fannie Mae Pool #AE1277 5.00% 2041[1]	5		6
Fannie Mae Pool #AE1283 5.00% 2041[1]	3		3
Fannie Mae Pool #AE1290 5.00% 2042[1]	6		6
Fannie Mae Pool #AT3954 3.50% 2043[1]	4		4
Fannie Mae Pool #AT0300 3.50% 2043[1]	2		2
Fannie Mae Pool #AY1829 3.50% 2044[1]	4		4
Fannie Mae Pool #AW8240 3.50% 2044[1]	1		1
Fannie Mae Pool #BJ5015 4.00% 2047[1]	58		63
Fannie Mae Pool #BH3122 4.00% 2047[1]	1		1
Fannie Mae Pool #BM4488 3.381% 2048[1,4]	622		650
Fannie Mae Pool #BK6840 4.00% 2048[1]	38		41
Fannie Mae Pool #BK5232 4.00% 2048[1]	30		32
Fannie Mae Pool #BK9743 4.00% 2048[1]	11		12
Fannie Mae Pool #BK9761 4.50% 2048[1]	8		9
Fannie Mae Pool #BJ8402 3.544% 2049[1,4]	128		133
Fannie Mae Pool #CA5496 3.00% 2050[1]	2,962		3,157
Fannie Mae Pool #CB0041 3.00% 2051[1]	242		260
Fannie Mae Pool #BF0379 3.50% 2059[1]	211		229
Fannie Mae Pool #BF0497 3.00% 2060[1]	71		75
Fannie Mae Pool #BF0481 3.50% 2060[1]	241		262
Freddie Mac Pool #A18781 5.00% 2034[1,3]	819		935
Freddie Mac Pool #C91883 4.00% 2036[1,3]	2,923		3,186
Freddie Mac Pool #840222 2.386% 2040[1,4]	328		348
Freddie Mac Pool #RB5118 2.00% 2041[1]	72		74
Freddie Mac Pool #Q15874 4.00% 2043[1]	2		2
Freddie Mac Pool #760014 2.977% 2045[1,4]	580		606
Freddie Mac Pool #760012 3.109% 2045[1,4]	52		54
Freddie Mac Pool #760013 3.182% 2045[1,4]	34		36
Freddie Mac Pool #760015 2.679% 2047[1,4]	104		109
Freddie Mac Pool #Q52069 3.50% 2047[1]	44		47
Freddie Mac Pool #Q47615 3.50% 2047[1]	27		29
Freddie Mac Pool #Q56599 4.00% 2048[1]	46		50
Freddie Mac Pool #Q56175 4.00% 2048[1]	34		37
Freddie Mac Pool #Q55971 4.00% 2048[1]	32		35
Freddie Mac Pool #Q55970 4.00% 2048[1]	13		14
Freddie Mac Pool #Q58411 4.50% 2048[1]	93		103
Freddie Mac Pool #Q58436 4.50% 2048[1]	41		45
Freddie Mac Pool #Q58378 4.50% 2048[1]	33		36
Freddie Mac Pool #Q57242 4.50% 2048[1]	28		30
Freddie Mac Pool #RA1339 3.00% 2049[1]	2,327		2,449
Freddie Mac Pool #QA2748 3.50% 2049[1]	28		30
Freddie Mac Pool #SD8158 3.50% 2051[1]	84		88

210	American Funds Insurance Series

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD8164 3.50% 2051[1]	$62	$66
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[1]	1,087	1,137
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 2056[1,4]	1,086	1,136
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 2056[1,4]	865	905
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 2056[1]	124	134
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 2057[1]	660	705
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 2057[1,4]	4,003	4,312
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[1]	2,240	2,354
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[1]	1,784	1,947
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[1]	982	1,071
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 2058[1]	39	43
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 2058[1]	24	26
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[1]	5,165	5,463
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 2028[1]	1,432	1,500
Government National Mortgage Assn. 2.00% 2051[1,5]	12,480	12,688
Government National Mortgage Assn. 2.50% 2051[1,5]	7,496	7,744
Government National Mortgage Assn. 3.00% 2051[1,5]	3,032	3,163
Government National Mortgage Assn. 3.00% 2051[1,5]	800	835
Government National Mortgage Assn. 3.50% 2051[1,5]	37	39
Government National Mortgage Assn. Pool #AH5894 3.75% 2034[1]	925	1,000
Government National Mortgage Assn. Pool #AD0028 3.75% 2038[1]	576	615
Government National Mortgage Assn. Pool #AH5897 3.75% 2039[1]	578	617
Government National Mortgage Assn. Pool #004410 4.00% 2039[1]	58	60
Government National Mortgage Assn. Pool #783690 6.00% 2039[1]	116	133
Government National Mortgage Assn. Pool #004823 4.00% 2040[1]	88	90
Government National Mortgage Assn. Pool #005142 4.50% 2041[1]	28	30
Government National Mortgage Assn. Pool #005104 5.00% 2041[1]	177	193
Government National Mortgage Assn. Pool #005165 6.50% 2041[1]	143	161
Government National Mortgage Assn. Pool #AA5326 3.50% 2042[1]	238	245
Government National Mortgage Assn. Pool #MA0366 3.50% 2042[1]	207	212
Government National Mortgage Assn. Pool #AA5526 3.50% 2042[1]	140	147
Government National Mortgage Assn. Pool #AF0140 3.50% 2043[1]	234	246
Government National Mortgage Assn. Pool #AD4360 3.50% 2043[1]	94	99
Government National Mortgage Assn. Pool #AH5882 3.75% 2044[1]	525	574
Government National Mortgage Assn. Pool #AH5884 4.25% 2044[1]	1,352	1,516
Government National Mortgage Assn. Pool #MA3727 4.00% 2046[1]	340	354
Government National Mortgage Assn. Pool #MA5877 4.50% 2049[1]	521	557
Government National Mortgage Assn. Pool #MA6092 4.50% 2049[1]	230	246
Government National Mortgage Assn. Pool #MA7419 3.00% 2051[1]	3,118	3,275
Government National Mortgage Assn. Pool #AO0409 4.589% 2065[1]	185	200
Government National Mortgage Assn. Pool #AO0461 4.604% 2065[1]	101	109
Government National Mortgage Assn. Pool #AN1825 4.614% 2065[1]	330	355
Government National Mortgage Assn. Pool #AO0385 4.512% 2066[1]	732	796
Government National Mortgage Assn. Pool #725897 5.20% 2066[1]	2	2
Uniform Mortgage-Backed Security 1.50% 2036[1,5]	500	506
Uniform Mortgage-Backed Security 2.00% 2036[1,5]	38,830	39,996
Uniform Mortgage-Backed Security 2.50% 2036[1,5]	300	313
Uniform Mortgage-Backed Security 2.00% 2051[1,5]	23,844	23,981

American Funds Insurance Series	211

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Uniform Mortgage-Backed Security 2.50% 2051[1,5]	$3,341	$3,442
Uniform Mortgage-Backed Security 2.50% 2051[1,5]	131	135
Uniform Mortgage-Backed Security 3.00% 2051[1,5]	6,339	6,598
Uniform Mortgage-Backed Security 3.00% 2051[1,5]	2,704	2,817
Uniform Mortgage-Backed Security 3.50% 2051[1,5]	10,938	11,514
Uniform Mortgage-Backed Security 4.00% 2051[1,5]	77	82
Uniform Mortgage-Backed Security 4.50% 2051[1,5]	2,938	3,164
		168,011

Collateralized mortgage-backed obligations (privately originated) 6.60%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 2048[1,4,6]	868	874
Arroyo Mortgage Trust, Series 2018-1, Class A1, 3.763% 2048[1,4,6]	348	349
Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 2030[1,4,6]	611	612
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 2036[1,4,6]	1,531	1,533
Credit Suisse Mortgage Trust, Series 2017-RPL3, Class A1, 2.00% 2060[1,4,6]	684	695
JPMorgan Mortgage Trust, Series 2019-INV3, Class A3, 3.50% 2050[1,4,6]	349	357
Mello Warehouse Securitization Trust, Series 2019-2, Class A, (1-month USD-LIBOR + 0.75%) 0.842% 2052[1,4,6]	750	751
Mello Warehouse Securitization Trust, Series 2020-2, Class A, (1-month USD-LIBOR + 0.80%) 0.892% 2053[1,4,6]	583	584
Mello Warehouse Securitization Trust, Series 2020-1, Class A, (1-month USD-LIBOR + 0.90%) 0.992% 2053[1,4,6]	809	810
Mello Warehouse Securitization Trust, Series 2021-2, Class A, (1-month USD-LIBOR + 0.75%) 0.842% 2055[1,4,6]	1,210	1,211
Mortgage Repurchase Agreement Financing Trust, Series 2020-5, (1-month USD-LIBOR + 1.00%) 1.077% 2023[1,4,6]	750	751
MRA Issuance Trust, Series 2021-8, Class A1X, (1-month USD-LIBOR + 1.15%) 1.26% 2021[1,4,6]	1,625	1,627
MRA Issuance Trust, Series 2020-10, Class A, (1-month USD-LIBOR + 1.70%) 1.786% 2022[1,4,6]	3,375	3,377
Nationstar HECM Loan Trust, Series 2019-2A, Class A, 2.272% 2029[1,4,6]	220	220
Nationstar HECM Loan Trust, Series 2019-1A, Class A, 2.651% 2029[1,4,6]	266	267
NewRez Warehouse Securitization Trust, Series 2021-1, Class A, (1-month USD-LIBOR + 0.75%) 0.842% 2055[1,4,6]	1,021	1,024
Onslow Bay Financial LLC, Series 2020-INV1, Class A5, 3.50% 2049[1,4,6]	192	195
Provident Funding Mortgage Warehouse Securitization Trust, Series 2021-1, Class A, (1-month USD-LIBOR + 0.70%) 0.792% 2055[1,4,6]	768	766
RMF Proprietary Issuance Trust, Series 2019-1, Class A, 2.75% 2063[1,4,6]	619	618
Station Place Securitization Trust, Series 2021-WL1, Class A, (1-month USD-LIBOR + 0.65%) 0.742% 2054[1,4,6]	3,950	3,956
Station Place Securitization Trust, Series 2021-WL2, Class A, (1-month USD-LIBOR + 0.70%) 0.792% 2054[1,4,6]	375	375
Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 2056[1,4,6]	337	343
Towd Point Mortgage Trust, Series 2017-5, Class A1, 0.692% 2057[1,4,6]	24	24
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 2060[1,6]	626	634
		21,953
Commercial mortgage-backed securities 0.55%
BX Trust, Series 2021-SOAR, Class A, (1-month USD-LIBOR + 0.67%) 0.77% 2038[1,4,6]	1,174	1,176
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD-LIBOR + 1.08%) 1.155% 2038[1,4,6]	370	371
MHC Commercial Mortgage Trust, CMO, Series 2021-MHC, Class A, (1-month USD-LIBOR + 0.801%) 0.951% 2026[1,4,6]	273	274
		1,821

Total mortgage-backed obligations		191,785

212	American Funds Insurance Series

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 17.63%
U.S. Treasury 13.04%
U.S. Treasury 0.125% 2023	$650	$649
U.S. Treasury 0.125% 2023	175	175
U.S. Treasury 0.375% 2025	490	481
U.S. Treasury 0.375% 2025	200	196
U.S. Treasury 0.50% 2026	1,750	1,724
U.S. Treasury 0.75% 2026	8,122	8,087
U.S. Treasury 0.75% 2026	250	248
U.S. Treasury 0.75% 2028	555	540
U.S. Treasury 1.125% 2028	2,000	1,994
U.S. Treasury 1.25% 2028	6,475	6,501
U.S. Treasury 0.625% 2030	1,000	932
U.S. Treasury 0.875% 2030	350	333
U.S. Treasury 1.125% 2031	2,525	2,451
U.S. Treasury 1.375% 2040	380	341
U.S. Treasury 1.875% 2041	1,750	1,712
U.S. Treasury 1.25% 2050	6,630	5,402
U.S. Treasury 1.375% 2050	6,000	5,046
U.S. Treasury 1.625% 2050[3]	6,565	5,882
U.S. Treasury 2.375% 2051	640	683
		43,377

U.S. Treasury inflation-protected securities 4.59%
U.S. Treasury Inflation-Protected Security 0.125% 2023[7]	1,537	1,606
U.S. Treasury Inflation-Protected Security 0.375% 2023[7]	1,855	1,974
U.S. Treasury Inflation-Protected Security 0.625% 2023[7]	265	280
U.S. Treasury Inflation-Protected Security 0.125% 2024[7]	1,129	1,214
U.S. Treasury Inflation-Protected Security 0.125% 2024[7]	304	328
U.S. Treasury Inflation-Protected Security 0.50% 2024[7]	861	928
U.S. Treasury Inflation-Protected Security 0.625% 2024[7]	1,076	1,159
U.S. Treasury Inflation-Protected Security 0.125% 2031[7]	3,846	4,235
U.S. Treasury Inflation-Protected Security 2.125% 2041[7]	134	202
U.S. Treasury Inflation-Protected Security 0.75% 2042[3,7]	1,327	1,609
U.S. Treasury Inflation-Protected Security 1.00% 2049[7]	1,300	1,743
		15,278

Total U.S. Treasury bonds & notes		58,655

Asset-backed obligations 3.40%
Allegro CLO, Ltd., Series 2016-1A, Class AR2, (3-month USD-LIBOR + 0.95%) 1.12% 2030[1,4,6]	250	250
ARES CLO, Ltd., Series 2017-42A, Class AR, (3-month USD-LIBOR + 0.92%) 1.114% 2028[1,4,6]	250	250
Ballyrock, Ltd., Series 2019-2A, Class A1AR, (3-month USD-LIBOR + 1.00%) 1.155% 2030[1,4,6]	250	250
Bankers Healthcare Group Securitization Trust, Series 2021-A, Class A, 1.42% 2033[1,6]	100	100
Carvana Auto Receivables Trust, Series 2021-P1, Class A3, 0.54% 2025[1]	195	195
Cent CLO LP, Series 2014-21A, Class AR, (3-month USD-LIBOR + 0.97%) 1.151% 2030[1,4,6]	250	250
CF Hippolyta LLC, Series 2020-1, Class A1, 1.69% 2060[1,6]	539	548
CF Hippolyta LLC, Series 2020-1, Class A2, 1.99% 2060[1,6]	104	106
CF Hippolyta LLC, Series 2021-1, Class A1, 1.53% 2061[1,6]	842	849
Credit Acceptance Auto Loan Trust, Series 2021-3A, Class A, 1.00% 2030[1,6]	275	276
Dryden Senior Loan Fund, Series 2014-33A, Class AR3, CLO, (3-month USD-LIBOR + 1.00%) 1.184% 2029[1,4,6]	250	250
Exeter Automobile Receivables Trust, Series 2019-3A, Class C, 2.79% 2024[1,6]	1,000	1,013
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 2037[1,6]	194	193
Hertz Vehicle Financing LLC, Series 2021-1A, Class A, 1.21% 2025[1,6]	536	538
Hertz Vehicle Financing LLC, Series 2021-2A, Class A, 1.68% 2027[1,6]	285	286
Longfellow Place CLO, Ltd., Series 2013-1A, Class AR3, (3-month USD-LIBOR + 1.00%) 1.184% 2029[1,4,6]	250	250

American Funds Insurance Series	213

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 2069[1,6]	$213	$213
Navient Student Loan Trust, Series 2021-B, Class A, 0.94% 2069[1,6]	224	224
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 2069[1,6]	457	458
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 2062[1,6]	547	548
Nelnet Student Loan Trust, Series 2021-BA, Class AFX, 1.42% 2062[1,6]	1,550	1,556
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD-LIBOR + 0.97%) 1.146% 2030[1,4,6]	250	250
Ondeck Asset Securitization Trust LLC, Series 2021-1A, Class A, 1.59% 2027[1,6]	594	598
OSW Structured Asset Trust, Series 2020-RPL1, Class A1, 3.072% 2059[1,4,6]	119	121
Palmer Square Loan Funding, CLO, Series 2019-2, Class A1, (3-month USD-LIBOR + 0.97%) 1.158% 2027[1,4,6]	371	371
Palmer Square Loan Funding, CLO, Series 2021-1, Class A1, (3-month USD-LIBOR + 0.90%) 1.055% 2029[1,4,6]	250	250
Race Point CLO, Ltd., Series 2015-9A, Class A1A2, (3-month USD-LIBOR + 0.94%) 1.181% 2030[1,4,6]	250	250
SMB Private Education Loan Trust, Series 2021-A, Class APT2, 1.07% 2053[1,6]	111	109
Sound Point CLO, Ltd., Series 2017-2A, Class AR, (3-month USD-LIBOR + 0.98%) 1.156% 2030[1,4,6]	250	250
Sound Point CLO, Ltd., Series 2017-3A, Class A1R, (3-month USD-LIBOR + 0.98%) 1.182% 2030[1,4,6]	250	250
Sound Point CLO, Ltd., Series 2015-1RA, Class AR, (3-month USD-LIBOR + 1.08%) 1.264% 2030[1,4,6]	250	250
		11,302

Bonds & notes of governments & government agencies outside the U.S. 0.26%
Asian Development Bank 1.00% 2026	592	594
Canada 0.75% 2026	275	273
		867

Federal agency bonds & notes 0.09%
Fannie Mae 0.875% 2030	300	285

Corporate bonds, notes & loans 0.08%
Communication services 0.08%
SBA Tower Trust 1.631% 2026[6]	253	253

Total bonds, notes & other debt instruments (cost: $262,798,000)		263,147

Short-term securities 53.64%	Weighted average yield at acquisition
Federal agency bills & notes 27.04%
Fannie Mae 8/18/2021	0.005%	7,236	7,235
Federal Farm Credit Banks 8/11/2021	0.040	3,000	3,000
Federal Farm Credit Banks 10/25/2021	0.030	3,600	3,599
Federal Farm Credit Banks 10/27/2021	0.030	4,900	4,899
Federal Home Loan Bank 7/7/2021	0.020	6,000	6,000
Federal Home Loan Bank 7/9/2021	0.018	4,000	4,000
Federal Home Loan Bank 7/28/2021	0.015	4,000	4,000
Federal Home Loan Bank 7/30/2021	0.009	6,000	6,000
Federal Home Loan Bank 8/11/2021	0.014	15,300	15,299
Federal Home Loan Bank 8/13/2021	0.017	12,000	11,999
Federal Home Loan Bank 8/18/2021	0.009	8,000	7,999
Federal Home Loan Bank 8/27/2021	0.019	5,000	4,999
Federal Home Loan Bank 9/2/2021	0.014	5,000	4,999
Tennessee Valley Authority 7/21/2021	0.009	5,900	5,900
			89,928

214	American Funds Insurance Series

American Funds Mortgage Fund (continued)

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)	Value (000)
Commercial paper 25.10%
Amazon.com, Inc. 7/12/2021[6]	0.030%	$9,000	$9,000
Apple Inc. 7/13/2021[6]	0.020	7,000	7,000
Apple Inc. 7/14/2021[6]	0.020	2,500	2,500
BofA Securities, Inc. 9/17/2021[6]	0.120	4,800	4,799
CAFCO, LLC 7/15/2021[6]	0.130	9,000	9,000
Canadian Imperial Bank of Commerce 7/1/2021[6]	0.050	6,900	6,900
Chariot Funding, LLC 8/13/2021[6]	0.090	9,500	9,499
Chevron Corp. 7/13/2021[6]	0.040	7,500	7,500
Chevron Corp. 8/23/2021[6]	0.040	2,000	2,000
Exxon Asset Management Co. 7/26/2021	0.040	8,600	8,599
ExxonMobil Corp. 7/22/2021	0.060	600	600
Paccar Financial Corp. 7/6/2021	0.050	1,000	1,000
Paccar Financial Corp. 8/26/2021	0.090	5,600	5,599
Procter & Gamble Co. 7/12/2021[6]	0.060	9,500	9,500
			83,496

U.S. Treasury bills 1.50%
U.S. Treasury 9/28/2021	0.020	5,000	4,999

Total short-term securities (cost: $178,429,000)			178,423

Total investment securities 132.76% (cost: $441,227,000)			441,570
Other assets less liabilities (32.76)%			(108,969)

Net assets 100.00%			$332,601

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[8] (000)	Value at 6/30/2021[9] (000)	Unrealized (depreciation) appreciation at 6/30/2021 (000)
5 Year U.S. Treasury Note Futures	Long	25	October 2021	$2,500	$3,086	$(10)
10 Year U.S. Treasury Note Futures	Long	73	September 2021	7,300	9,672	28
10 Year Ultra U.S. Treasury Note Futures	Short	95	September 2021	(9,500)	(13,984)	(222)
20 Year U.S. Treasury Bond Futures	Long	4	September 2021	400	643	17
30 Year Ultra U.S. Treasury Bond Futures	Short	5	September 2021	(500)	(964)	(38)

						$(225)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2021(000)	Upfront premium paid (000)	Unrealized appreciation at 6/30/2021 (000)
3-month USD-LIBOR	0.243%	5/2/2024	$33,400	$267	$22	$245
3-month USD-LIBOR	0.32%	9/23/2025	3,600	75	—	75
3-month USD-LIBOR	0.81%	7/28/2045	5,700	1,092	16	1,076
3-month USD-LIBOR	0.811%	7/27/2050	3,000	676	—	676

					$38	$2,072

American Funds Insurance Series	215

American Funds Mortgage Fund (continued)

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Amount less than one thousand.
[3]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $1,455,000, which represented .44% of the net assets of the fund.
[4]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available. For short-term securities, the date of the next scheduled coupon rate change is considered to be the maturity date.

[5]	Purchased on a TBA basis.
[6]

Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $102,832,000, which represented 30.92% of the net assets of the fund.

[7]	Index-linked bond whose principal amount moves with a government price index.
[8]	Notional amount is calculated based on the number of contracts and notional contract size.
[9]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

CLO = Collateralized Loan Obligations

CMO = Collateralized Mortgage Obligations

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

216	American Funds Insurance Series

Ultra-Short Bond Fund
Investment portfolio June 30, 2021	unaudited

Short-term securities 97.65%	Weighted average yield at acquisition	Principal amount (000)	Value (000)
Commercial paper 73.38%
Alberta (Province of) 8/25/2021[1]	0.080%	$4,000	$3,999
Amazon.com, Inc. 7/12/2021[1]	0.030	10,000	10,000
Australia & New Zealand Banking Group, Ltd. 8/11/2021[1]	0.090	10,000	9,999
Bank of Montreal 9/8/2021	0.070	10,000	9,998
BNG Bank NV 7/16/2021[1]	0.044	3,500	3,500
BNG Bank NV 8/10/2021[1]	0.060	6,690	6,689
British Columbia (Province of) 8/16/2021	0.040	9,600	9,599
CAFCO, LLC 7/15/2021[1]	0.060	7,500	7,500
Caisse d’Amortissement de la Dette Sociale 8/23/2021	0.140	7,000	6,999
Chariot Funding, LLC 7/12/2021[1]	0.139	10,000	10,000
Chevron Corp. 7/26/2021[1]	0.040	10,000	9,999
DBS Bank Ltd. 7/6/2021[1]	0.120	6,300	6,300
Denmark (Kingdom of) 7/13/2021	0.030	5,100	5,100
Denmark (Kingdom of) 7/16/2021	0.060	5,000	5,000
DNB Bank ASA 7/7/2021[1]	0.125	8,000	8,000
Export Development Canada 8/3/2021	0.070	9,200	9,199
FMS Wertmanagement 8/16/2021[1]	0.065	8,000	7,999
Hydro-Québec 9/27/2021[1]	0.070	5,500	5,499
L’Oréal USA, Inc. 7/12/2021[1]	0.027	10,000	10,000
LVMH Moët Hennessy Louis Vuitton Inc. 7/8/2021[1]	0.129	10,000	10,000
Nestlé Finance International Ltd. 8/9/2021[1]	0.059	5,000	5,000
Novartis Finance Corp. 8/2/2021[1]	0.050	5,000	5,000
Novartis Finance Corp. 8/9/2021[1]	0.060	4,500	4,500
NRW.Bank 7/21/2021[1]	0.058	10,000	9,999
Roche Holdings, Inc. 7/16/2021[1]	0.035	10,000	10,000
Starbird Funding Corp. 7/1/2021[1]	0.070	2,000	2,000
Sumitomo Mitsui Banking Corp. 7/19/2021[1]	0.040	9,400	9,400
Thunder Bay Funding, LLC 7/8/2021[1]	0.060	10,000	10,000
Total Capital Canada Ltd. 8/30/2021[1]	0.080	8,350	8,349
Toyota Industries Commercial Finance, Inc. 8/27/2021[1]	0.069	10,000	9,999
Toyota Motor Credit Corp. 7/28/2021	0.050	6,500	6,500
Unilever Capital Corp. 9/14/2021[1]	0.029	10,000	9,998
Victory Receivables Corp. 8/27/2021[1]	0.080	3,300	3,299
			249,423

U.S. Treasury bills 15.21%
U.S. Treasury 7/6/2021	0.007	9,800	9,800
U.S. Treasury 7/22/2021	0.012	6,900	6,900
U.S. Treasury 8/5/2021	0.016	10,000	10,000
U.S. Treasury 8/12/2021	0.012	10,000	9,999
U.S. Treasury 8/19/2021	0.013	15,000	14,999
			51,698

Federal agency bills & notes 9.06%
Fannie Mae 9/1/2021	0.015	5,000	4,999
Federal Farm Credit Banks 9/21/2021	0.020	5,100	5,099
Federal Home Loan Bank 7/7/2021	0.005	5,000	5,000
Federal Home Loan Bank 7/30/2021	0.010	9,400	9,400

American Funds Insurance Series	217

Ultra-Short Bond Fund (continued)

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)	Value (000)
Federal agency bills & notes (continued)
Federal Home Loan Bank 8/11/2021	0.013%	$5,000	$5,000
Federal Home Loan Bank 8/18/2021	0.009	500	500
Federal Home Loan Bank 9/1/2021	0.050	800	800
			30,798

Total short-term securities (cost: $331,925,000)			331,919

Total investment securities 97.65% (cost: $331,925,000)			331,919
Other assets less liabilities 2.35%			7,978

Net assets 100.00%			$339,897

[1]

Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $197,028,000, which represented 57.97% of the net assets of the fund.

See notes to financial statements.

218	American Funds Insurance Series

U.S. Government Securities Fund
(formerly U.S. Government/AAA-Rated Securities Fund)
Investment portfolio June 30, 2021	unaudited

Bonds, notes & other debt instruments 81.88%	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes 51.67%
U.S. Treasury 29.50%
U.S. Treasury 2.00% 2021	$2,000		$2,013
U.S. Treasury 1.375% 2022	1,100		1,108
U.S. Treasury 1.75% 2022	3,000		3,046
U.S. Treasury 2.125% 2023	—	[1]	—	[1]
U.S. Treasury 2.875% 2023	5,000		5,306
U.S. Treasury 0.375% 2024	5,000		4,994
U.S. Treasury 0.25% 2025	39,515		38,769
U.S. Treasury 0.25% 2025	4,000		3,916
U.S. Treasury 0.375% 2025	78,000		76,523
U.S. Treasury 0.375% 2025	10,000		9,820
U.S. Treasury 0.75% 2026	34,375		34,202
U.S. Treasury 0.75% 2026	3,943		3,925
U.S. Treasury 0.75% 2026	1,250		1,243
U.S. Treasury 0.875% 2026	24,450		24,441
U.S. Treasury 1.625% 2026	10,000		10,356
U.S. Treasury 0.50% 2027	5,314		5,124
U.S. Treasury 1.125% 2028	450		449
U.S. Treasury 1.25% 2028	22,514		22,604
U.S. Treasury 1.25% 2028	3,600		3,606
U.S. Treasury 0.625% 2030	1,175		1,095
U.S. Treasury 0.875% 2030	36,395		34,606
U.S. Treasury 1.125% 2031	57,000		55,332
U.S. Treasury 1.625% 2031	10,000		10,156
U.S. Treasury 1.125% 2040	9,875		8,487
U.S. Treasury 1.125% 2040	7,000		6,038
U.S. Treasury 1.875% 2041	7,625		7,458
U.S. Treasury 2.50% 2046	5,400		5,841
U.S. Treasury 2.50% 2046	3,900		4,219
U.S. Treasury 2.875% 2046	2,700		3,128
U.S. Treasury 2.25% 2049	2,450		2,533
U.S. Treasury 2.375% 2049	13,000		13,816
U.S. Treasury 2.875% 2049	26,000		30,389
U.S. Treasury 3.00% 2049[2]	4,800		5,735
U.S. Treasury 1.25% 2050	35,400		28,845
U.S. Treasury 1.375% 2050	56,500		47,521
U.S. Treasury 1.625% 2050[2]	72,330		64,811
U.S. Treasury 1.875% 2051	21,902		20,860
U.S. Treasury 2.375% 2051	4,948		5,281
			607,596

U.S. Treasury inflation-protected securities 22.17%
U.S. Treasury Inflation-Protected Security 0.125% 2022[3]	6,252		6,394
U.S. Treasury Inflation-Protected Security 0.125% 2023[3]	14,738		15,401
U.S. Treasury Inflation-Protected Security 0.375% 2023[3]	18,814		20,017
U.S. Treasury Inflation-Protected Security 0.625% 2023[3]	101,393		107,265
U.S. Treasury Inflation-Protected Security 0.125% 2024[3]	31,477		33,951
U.S. Treasury Inflation-Protected Security 0.125% 2024[3]	6,946		7,471
U.S. Treasury Inflation-Protected Security 0.50% 2024[3]	5,130		5,532
U.S. Treasury Inflation-Protected Security 0.625% 2024[3]	6,525		7,029
U.S. Treasury Inflation-Protected Security 0.125% 2026[3]	89,913		97,906
U.S. Treasury Inflation-Protected Security 0.125% 2030[3]	20,722		22,873
U.S. Treasury Inflation-Protected Security 0.125% 2030[3]	6,380		7,009
U.S. Treasury Inflation-Protected Security 0.125% 2031[3]	76,816		84,580
U.S. Treasury Inflation-Protected Security 2.125% 2041[3]	378		568
U.S. Treasury Inflation-Protected Security 0.75% 2042[2,3]	9,677		11,729
U.S. Treasury Inflation-Protected Security 0.625% 2043[3]	7,083		8,437

American Funds Insurance Series	219

U.S. Government Securities Fund (continued)

(formerly U.S. Government/AAA-Rated Securities Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities (continued)
U.S. Treasury Inflation-Protected Security 1.00% 2049[3]	$4,987		$6,686
U.S. Treasury Inflation-Protected Security 0.25% 2050[3]	328		370
U.S. Treasury Inflation-Protected Security 0.125% 2051[3]	12,161		13,331
			456,549

Total U.S. Treasury bonds & notes			1,064,145

Mortgage-backed obligations 17.31%
Federal agency mortgage-backed obligations 17.31%
Fannie Mae Pool #257104 6.50% 2028[4]	66		74
Fannie Mae Pool #695412 5.00% 2033[4]	1		1
Fannie Mae Pool #AD3566 5.00% 2035[4]	8		9
Fannie Mae Pool #MA2746 4.00% 2036[4]	2,006		2,186
Fannie Mae Pool #MA2588 4.00% 2036[4]	1,042		1,131
Fannie Mae Pool #256860 6.50% 2037[4]	17		20
Fannie Mae Pool #888698 7.00% 2037[4]	40		47
Fannie Mae Pool #256828 7.00% 2037[4]	3		3
Fannie Mae Pool #970343 6.00% 2038[4]	15		16
Fannie Mae Pool #AC0794 5.00% 2039[4]	34		39
Fannie Mae Pool #931768 5.00% 2039[4]	6		7
Fannie Mae Pool #932606 5.00% 2040[4]	17		19
Fannie Mae Pool #AJ1873 4.00% 2041[4]	28		31
Fannie Mae Pool #AI1862 5.00% 2041[4]	527		603
Fannie Mae Pool #AI3510 5.00% 2041[4]	329		376
Fannie Mae Pool #AJ0704 5.00% 2041[4]	287		328
Fannie Mae Pool #AJ5391 5.00% 2041[4]	167		191
Fannie Mae Pool #AE1248 5.00% 2041[4]	45		51
Fannie Mae Pool #AE1277 5.00% 2041[4]	20		23
Fannie Mae Pool #AE1283 5.00% 2041[4]	11		12
Fannie Mae Pool #AE1290 5.00% 2042[4]	22		25
Fannie Mae Pool #AT7161 3.50% 2043[4]	64		69
Fannie Mae Pool #AT3954 3.50% 2043[4]	15		16
Fannie Mae Pool #AT0300 3.50% 2043[4]	9		10
Fannie Mae Pool #BM6240 2.201% 2044[4,5]	674		713
Fannie Mae Pool #AY1829 3.50% 2044[4]	15		16
Fannie Mae Pool #AW8240 3.50% 2044[4]	4		4
Fannie Mae Pool #BE5017 3.50% 2045[4]	80		86
Fannie Mae Pool #BE8740 3.50% 2047[4]	72		78
Fannie Mae Pool #BE8742 3.50% 2047[4]	24		26
Fannie Mae Pool #BH2848 3.50% 2047[4]	9		10
Fannie Mae Pool #BH2847 3.50% 2047[4]	9		10
Fannie Mae Pool #BH2846 3.50% 2047[4]	10		10
Fannie Mae Pool #BJ5015 4.00% 2047[4]	232		252
Fannie Mae Pool #BH3122 4.00% 2047[4]	5		6
Fannie Mae Pool #BM3788 3.50% 2048[4]	4,641		5,028
Fannie Mae Pool #BJ4901 3.50% 2048[4]	51		55
Fannie Mae Pool #BK6840 4.00% 2048[4]	151		164
Fannie Mae Pool #BK5232 4.00% 2048[4]	119		129
Fannie Mae Pool #BK9743 4.00% 2048[4]	45		49
Fannie Mae Pool #CA1909 4.50% 2048[4]	37		40
Fannie Mae Pool #BK9761 4.50% 2048[4]	31		34
Fannie Mae Pool #CA4151 3.50% 2049[4]	755		824
Fannie Mae Pool #FM1062 3.50% 2049[4]	655		713
Fannie Mae Pool #FM1443 3.50% 2049[4]	491		527
Fannie Mae Pool #BJ8411 3.50% 2049[4]	157		170
Fannie Mae Pool #FM2179 3.00% 2050[4]	6,197		6,595
Fannie Mae Pool #FM3834 4.50% 2050[4]	1,713		1,839
Fannie Mae, Series 2001-4, Class GA, 9.00% 2025[4,5]	—	[1]	—	[1]
Fannie Mae, Series 2001-4, Class NA, 9.005% 2025[4,5]	—	[1]	—	[1]
Fannie Mae, Series 2012-M2, Class A2, Multi Family, 2.717% 2022[4]	358		361

220	American Funds Insurance Series

U.S. Government Securities Fund (continued)

(formerly U.S. Government/AAA-Rated Securities Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae, Series 2012-M3, Class 1A2, Multi Family, 3.044% 2022[4]	$367	$371
Fannie Mae, Series 2014-M1, Class A2, Multi Family, 3.185% 2023[4,5]	541	567
Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.501% 2024[4,5]	1,092	1,161
Freddie Mac Pool #1H1354 2.446% 2036[4,5]	102	110
Freddie Mac Pool #C03518 5.00% 2040[4]	457	519
Freddie Mac Pool #G06459 5.00% 2041[4]	1,000	1,146
Freddie Mac Pool #841039 2.213% 2043[4,5]	652	692
Freddie Mac Pool #Q19133 3.50% 2043[4]	41	45
Freddie Mac Pool #Q17696 3.50% 2043[4]	40	43
Freddie Mac Pool #Q23190 4.00% 2043[4]	222	245
Freddie Mac Pool #Q15874 4.00% 2043[4]	7	7
Freddie Mac Pool #Q28558 3.50% 2044[4]	262	282
Freddie Mac Pool #760014 2.977% 2045[4,5]	464	485
Freddie Mac Pool #Q52069 3.50% 2047[4]	119	129
Freddie Mac Pool #Q47615 3.50% 2047[4]	73	79
Freddie Mac Pool #Q54701 3.50% 2048[4]	79	85
Freddie Mac Pool #Q54709 3.50% 2048[4]	76	82
Freddie Mac Pool #Q54782 3.50% 2048[4]	66	72
Freddie Mac Pool #Q54700 3.50% 2048[4]	66	71
Freddie Mac Pool #Q54781 3.50% 2048[4]	58	63
Freddie Mac Pool #Q56590 3.50% 2048[4]	37	40
Freddie Mac Pool #Q56589 3.50% 2048[4]	33	36
Freddie Mac Pool #Q54699 3.50% 2048[4]	32	35
Freddie Mac Pool #Q54698 3.50% 2048[4]	25	27
Freddie Mac Pool #Q54831 3.50% 2048[4]	23	25
Freddie Mac Pool #G67711 4.00% 2048[4]	2,154	2,359
Freddie Mac Pool #Q56599 4.00% 2048[4]	183	200
Freddie Mac Pool #Q56175 4.00% 2048[4]	135	147
Freddie Mac Pool #Q55971 4.00% 2048[4]	127	139
Freddie Mac Pool #Q58411 4.50% 2048[4]	373	412
Freddie Mac Pool #Q58436 4.50% 2048[4]	164	182
Freddie Mac Pool #Q58378 4.50% 2048[4]	131	142
Freddie Mac Pool #Q57242 4.50% 2048[4]	111	121
Freddie Mac Pool #ZT0522 4.50% 2048[4]	40	43
Freddie Mac Pool #ZS4774 4.50% 2048[4]	37	41
Freddie Mac Pool #RA1463 3.50% 2049[4]	528	576
Freddie Mac Pool #QA0284 3.50% 2049[4]	305	330
Freddie Mac Pool #RA1580 3.50% 2049[4]	271	296
Freddie Mac Pool #QA2748 3.50% 2049[4]	75	82
Freddie Mac Pool #RA2236 4.50% 2049[4]	531	573
Freddie Mac Pool #SD8158 3.50% 2051[4]	519	548
Freddie Mac Pool #SD8164 3.50% 2051[4]	388	411
Freddie Mac, Series 1567, Class A, (1-month USD-LIBOR + 0.40%) 0.501% 2023[4,5]	5	5
Freddie Mac, Series K031, Class A1, Multi Family, 2.778% 2022[4]	144	146
Freddie Mac, Series KS01, Class A2, Multi Family, 2.522% 2023[4]	715	730
Freddie Mac, Series K029, Class A2, Multi Family, 3.32% 2023[4]	200	209
Freddie Mac, Series K035, Class A2, Multi Family, 3.458% 2023[4,5]	2,565	2,715
Freddie Mac, Series K034, Class A2, Multi Family, 3.531% 2023[4]	2,745	2,905
Freddie Mac, Series K040, Class A2, Multi Family, 3.241% 2024[4]	1,363	1,467
Freddie Mac, Series K038, Class A2, Multi Family, 3.389% 2024[4]	4,698	5,028
Freddie Mac, Series K063, Class A2, Multi Family, 3.43% 2027[4]	736	822
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[4]	7,234	7,564
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 2056[4,5]	6,650	6,954
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 2056[4,5]	6,544	6,846
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class MT, 3.00% 2056[4]	2,050	2,175

American Funds Insurance Series	221

U.S. Government Securities Fund (continued)

(formerly U.S. Government/AAA-Rated Securities Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 2056[4]	$407	$439
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 2057[4]	2,163	2,310
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 2057[4,5]	3,833	4,128
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[4]	6,624	7,227
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[4]	4,811	5,057
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[4]	2,405	2,625
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MA, 3.50% 2057[4]	993	1,042
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 2058[4]	4,167	4,392
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 2058[4]	2,437	2,660
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 2058[4]	1,206	1,270
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 2058[4]	925	1,009
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 2058[4]	524	571
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2059[4]	4,711	4,949
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[4]	29,703	31,414
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 2028[4]	7,013	7,346
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 2029[4]	8,773	9,222
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A1D, 2.00% 2030[4]	2,840	2,901
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A2D, 2.00% 2030[4]	535	526
Government National Mortgage Assn. 2.00% 2051[4,6]	1,260	1,281
Government National Mortgage Assn. 2.50% 2051[4,6]	16,408	16,951
Government National Mortgage Assn. 3.00% 2051[4,6]	987	1,030
Government National Mortgage Assn. 3.00% 2051[4,6]	313	327
Government National Mortgage Assn. Pool #698668 5.50% 2038[4]	98	111
Government National Mortgage Assn. Pool #700778 5.50% 2038[4]	25	29
Government National Mortgage Assn. Pool #699537 5.50% 2038[4]	13	15
Government National Mortgage Assn. Pool #782365 6.00% 2038[4]	131	156
Government National Mortgage Assn. Pool #004269 6.50% 2038[4]	228	272
Government National Mortgage Assn. Pool #698406 5.00% 2039[4]	264	305
Government National Mortgage Assn. Pool #783690 6.00% 2039[4]	116	133
Government National Mortgage Assn. Pool #783689 5.50% 2040[4]	3,656	4,244
Government National Mortgage Assn. Pool #783687 4.50% 2041[4]	735	799
Government National Mortgage Assn. Pool #783688 5.00% 2041[4]	1,349	1,503
Government National Mortgage Assn. Pool #MA0533 3.00% 2042[4]	27	28
Government National Mortgage Assn. Pool #MA1012 3.50% 2043[4]	930	999
Government National Mortgage Assn. Pool #MA5764 4.50% 2049[4]	6,729	7,182
Government National Mortgage Assn. Pool #MA5877 4.50% 2049[4]	3,010	3,219
Government National Mortgage Assn. Pool #MA6092 4.50% 2049[4]	527	562
Uniform Mortgage-Backed Security 1.50% 2036[4,6]	11,765	11,870
Uniform Mortgage-Backed Security 2.00% 2036[4,6]	32,035	33,045
Uniform Mortgage-Backed Security 2.00% 2051[4,6]	5,696	5,728
Uniform Mortgage-Backed Security 2.50% 2051[4,6]	19,826	20,424

222	American Funds Insurance Series

U.S. Government Securities Fund (continued)

(formerly U.S. Government/AAA-Rated Securities Fund)

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Uniform Mortgage-Backed Security 2.50% 2051[4,6]	$548	$566
Uniform Mortgage-Backed Security 3.00% 2051[4,6]	710	739
Uniform Mortgage-Backed Security 3.00% 2051[4,6]	392	409
Uniform Mortgage-Backed Security 3.50% 2051[4,6]	75,456	79,431
Uniform Mortgage-Backed Security 4.50% 2051[4,6]	2,290	2,466
		356,523

Federal agency bonds & notes 12.90%
Export-Import Bank of the United States-Guaranteed,Ethiopian Leasing 2012 LLC 2.646% 2026	439	460
Fannie Mae 1.25% 2021	2,900	2,904
Fannie Mae 2.875% 2023	36,000	38,050
Fannie Mae 0.625% 2025	10,000	9,990
Fannie Mae 0.75% 2027	2,900	2,829
Fannie Mae 0.875% 2030	8,600	8,157
Fannie Mae 7.125% 2030	2,000	2,925
Federal Farm Credit Banks 0.375% 2022	1,500	1,504
Federal Home Loan Bank 3.375% 2023	16,715	17,837
Federal Home Loan Bank 3.25% 2028	6,500	7,382
Federal Home Loan Bank 5.50% 2036	300	442
Private Export Funding Corp. 3.266% 2021[7]	34,000	34,379
Private Export Funding Corp. 3.55% 2024	3,190	3,436
Private Export Funding Corp. 1.40% 2028	3,000	3,002
Tennessee Valley Authority 0.75% 2025	1,800	1,802
Tennessee Valley Authority 2.875% 2027	5,000	5,482
Tennessee Valley Authority 4.65% 2035	1,780	2,346
Tennessee Valley Authority 5.88% 2036	875	1,298
Tennessee Valley Authority, Series A, 4.625% 2060	250	370
TVA Southaven 3.846% 2033	1,057	1,173
U.S. Agency for International Development, Iraq (State of) 2.149% 2022	3,370	3,408
U.S. Agency for International Development, Jordan (Kingdom of) 2.578% 2022	41,500	42,542
U.S. Agency for International Development, Jordan (Kingdom of) 3.00% 2025	14,779	15,928
U.S. Agency for International Development, Morocco (Kingdom of) 7.55% 2026	2,489	2,861
U.S. Agency for International Development, Tunisia (Kingdom of) 1.416% 2021	1,500	1,506
U.S. Agency for International Development, Ukraine 1.471% 2021	2,210	2,223
U.S. Department of Housing and Urban Development, Series 2015-A-7, 2.35% 2021	3,750	3,757
U.S. Department of Housing and Urban Development, Series 2015-A-8, 2.45% 2022	6,000	6,149
U.S. Department of Housing and Urban Development, Series 2015-A-9, 2.80% 2023	1,500	1,577
U.S. Department of Housing and Urban Development, Series 2015-A-10, 2.85% 2024	2,250	2,412
U.S. Department of Housing and Urban Development, Series 2015-A-11, 2.95% 2025	2,640	2,829
U.S. Department of Housing and Urban Development, Series 2015-A-12, 3.10% 2026	2,625	2,819
U.S. Department of Housing and Urban Development, Series 2015-A-13, 3.15% 2027	11,482	12,332
U.S. Department of Housing and Urban Development, Series 2015-A-14, 3.25% 2028	3,856	4,149
U.S. Department of Housing and Urban Development, Series 2015-A-15, 3.35% 2029	2,650	2,858
U.S. Department of Housing and Urban Development, Series 2015-A-16, 3.50% 2030	2,482	2,655
U.S. Department of Housing and Urban Development, Series 2015-A-17, 3.55% 2031	2,475	2,651
U.S. Department of Housing and Urban Development, Series 2015-A-18, 3.60% 2032	2,377	2,549
U.S. Department of Housing and Urban Development, Series 2015-A-19, 3.65% 2033	2,059	2,211
U.S. Department of Housing and Urban Development, Series 2015-A-20, 3.70% 2034	651	700
U.S. Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp. 3.82% 2032	813	932
U.S. Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp. 3.938% 2032	665	762
		265,578

Total bonds, notes & other debt instruments (cost: $1,676,931,000)		1,686,246

American Funds Insurance Series	223

U.S. Government Securities Fund (continued)

(formerly U.S. Government/AAA-Rated Securities Fund)

Short-term securities 24.38%	Weighted average yield at acquisition	Principal amount (000)	Value (000)
Commercial paper 16.62%
Amazon.com, Inc. 7/12/2021[7]	0.030%	$41,000	$41,000
Amazon.com, Inc. 7/21/2021[7]	0.050	7,620	7,620
Apple Inc. 7/8/2021[7]	0.040	14,300	14,300
Apple Inc. 9/2/2021[7]	0.050	22,000	21,999
CAFCO, LLC 7/15/2021[7]	0.130	15,000	14,999
Canadian Imperial Bank of Commerce 7/1/2021[7]	0.050	10,900	10,900
Chariot Funding, LLC 7/2/2021[7]	0.080	25,000	25,000
Chariot Funding, LLC 8/13/2021[7]	0.090	15,000	14,999
Chariot Funding, LLC 8/16/2021[7]	0.070	10,000	9,999
Chevron Corp. 7/6/2021[7]	0.040	15,000	15,000
Chevron Corp. 7/16/2021[7]	0.020	19,700	19,699
CRC Funding, LLC 7/7/2021[7]	0.140	10,000	10,000
CRC Funding, LLC 7/16/2021[7]	0.090	20,700	20,699
CRC Funding, LLC 8/5/2021[7]	0.120	15,000	14,999
ExxonMobil Corp. 7/22/2021	0.060	16,900	16,899
ExxonMobil Corp. 7/27/2021	0.030	15,200	15,199
Paccar Financial Corp. 7/7/2021	0.040	19,000	19,000
Paccar Financial Corp. 7/20/2021	0.050	20,000	19,999
Procter & Gamble Co. 7/15/2021[7]	0.060	30,000	29,999
			342,309

Federal agency bills & notes 7.76%
Federal Farm Credit Bank 7/29/2021	0.045	8,400	8,400
Federal Farm Credit Bank 8/25/2021	0.088	10,000	9,999
Federal Farm Credit Bank 9/8/2021	0.070	10,000	9,998
Federal Farm Credit Bank 11/24/2021	0.030	26,200	26,193
Federal Home Loan Bank 8/4/2021	0.015	14,800	14,799
Federal Home Loan Bank 8/11/2021	0.013	20,000	19,998
Federal Home Loan Bank 9/1/2021	0.020	31,200	31,197
Federal Home Loan Bank 9/22/2021	0.043	39,100	39,094
			159,678

Total short-term securities (cost: $501,997,000)			501,987

Total investment securities 106.26% (cost: $2,178,928,000)			2,188,233

Other assets less liabilities (6.26)%			(129,000)

Net assets 100.00%			$2,059,233

224	American Funds Insurance Series

U.S. Government Securities Fund (continued)

(formerly U.S. Government/AAA-Rated Securities Fund)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[8] (000)	Value at 6/30/2021[9] (000)	Unrealized (depreciation) appreciation at 6/30/2021 (000)
90 Day Euro Dollar Futures	Short	252	September 2021	$(63,000)	$(62,912)	$(26)
90 Day Euro Dollar Futures	Long	252	June 2022	63,000	62,830	(26)
90 Day Euro Dollar Futures	Long	1,130	December 2022	282,500	281,031	62
90 Day Euro Dollar Futures	Long	1,642	June 2023	410,500	407,298	(876)
90 Day Euro Dollar Futures	Long	595	September 2023	148,750	147,262	(263)
90 Day Euro Dollar Futures	Short	2,237	December 2024	(559,250)	(550,610)	(139)
2 Year U.S. Treasury Note Futures	Short	447	October 2021	(89,400)	(98,483)	184
5 Year U.S. Treasury Note Futures	Short	287	October 2021	(28,700)	(35,424)	(30)
10 Year U.S. Treasury Note Futures	Short	201	September 2021	(20,100)	(26,633)	(60)
10 Year Ultra U.S. Treasury Note Futures	Short	1,304	September 2021	(130,400)	(191,953)	(2,843)
20 Year U.S. Treasury Bond Futures	Long	598	September 2021	59,800	96,129	2,485
30 Year Ultra U.S. Treasury Bond Futures	Long	4	September 2021	400	771	11

						$(1,521)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2021 (000)	Upfront premium paid (received) (000)	Unrealized (depreciation) appreciation at 6/30/2021 (000)
2.5775%	U.S. EFFR	7/16/2022	$181,639	$4,573	$4,586	$(13)
1.2525%	U.S. EFFR	2/14/2023	156,941	2,805	3,206	(401)
0.241%	U.S. EFFR	3/1/2024	119,400	(368)	(132)	(236)
U.S. EFFR	0.11%	5/18/2024	97,600	647	554	93
U.S. EFFR	0.1275%	6/25/2025	20,100	387	376	11
U.S. EFFR	0.126%	6/25/2025	20,100	388	377	11
U.S. EFFR	0.106%	6/30/2025	22,492	451	445	6
3-month USD-LIBOR	1.867%	7/11/2025	49,400	(1,289)	(1,285)	(4)
2.91%	3-month USD-LIBOR	2/1/2028	16,000	1,135	980	155
2.908%	3-month USD-LIBOR	2/1/2028	16,000	1,134	979	155
2.925%	3-month USD-LIBOR	2/1/2028	12,800	917	793	124
2.92%	3-month USD-LIBOR	2/2/2028	12,200	871	753	118
U.S. EFFR	0.5385%	3/26/2030	49,000	2,474	3,354	(880)
0.913%	3-month USD-LIBOR	6/9/2030	31,000	(1,168)	(1,736)	568
U.S. EFFR	0.666%	11/19/2030	15,500	715	1,035	(320)
3-month USD-LIBOR	2.986%	2/1/2038	7,800	(632)	(330)	(302)
3-month USD-LIBOR	2.9625%	2/1/2038	9,800	(774)	(396)	(378)
3-month USD-LIBOR	2.963%	2/1/2038	9,800	(774)	(396)	(378)
0.833%	3-month USD-LIBOR	4/3/2040	15,800	(2,294)	(3,008)	714
3-month USD-LIBOR	0.81%	7/28/2045	87,600	16,778	21,538	(4,760)
2.037%	3-month USD-LIBOR	2/15/2047	60,000	3,747	—	3,747
3-month USD-LIBOR	0.811%	7/27/2050	52,500	11,825	15,036	(3,211)

					$46,729	$(5,181)

American Funds Insurance Series	225

U.S. Government Securities Fund (continued)

(formerly U.S. Government/AAA-Rated Securities Fund)

[1]	Amount less than one thousand.

[2]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $10,170,000, which represented .49% of the net assets of the fund.
[3]	Index-linked bond whose principal amount moves with a government price index.

[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

[5]

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available. For short-term securities, the date of the next scheduled coupon rate change is considered to be the maturity date.

[6]	Purchased on a TBA basis.

[7]

Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $305,591,000, which represented 14.84% of the net assets of the fund.

[8]	Notional amount is calculated based on the number of contracts and notional contract size.
[9]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

226	American Funds Insurance Series

Managed Risk Growth Fund
Investment portfolio June 30, 2021	unaudited

Growth funds 84.84%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	4,290,664	$507,543

Total growth funds (cost: $382,191,000)		507,543

Fixed income funds 9.95%
American Funds Insurance Series – The Bond Fund of America, Class 1	5,264,731	59,544

Total fixed income funds (cost: $62,096,000)		59,544

Short-term securities 4.73%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[1]	28,275,940	28,276

Total short-term securities (cost: $28,276,000)		28,276

Options purchased 0.37%
Options purchased*		2,241

Total options purchased (cost: $2,912,000)		2,241

Total investment securities 99.89% (cost: $475,475,000)		597,604
Other assets less liabilities 0.11%		676

Net assets 100.00%		$598,280

*Options purchased

Put

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 6/30/2021 (000)
S&P 500 Index	1,192	$5,123	$2,950.00	12/17/2021	$2,241

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[2] (000)	Value at 6/30/2021[3] (000)	Unrealized (depreciation) appreciation at 6/30/2021 (000)
5 Year U.S. Treasury Note Futures	Long	285	September 2021	$28,500	$35,178	$(135)
S&P 500 E-mini Index Contracts	Long	105	September 2021	5	22,515	378

						$243

American Funds Insurance Series	227

Managed Risk Growth Fund (continued)

Investments in affiliates4

	Value of affiliates at 1/1/2021 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized depreciation (000)	Value of affiliates at 6/30/2021 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 84.84%
American Funds Insurance Series – Growth Fund, Class 1	$452,559	$118,871	$57,898	$24,473	$(30,462)	$507,543	$616	$63,763
Fixed income funds 9.95%
American Funds Insurance Series – The Bond Fund of America, Class 1[5]	84,922	26,193	48,237	(72)	(3,262)	59,544	134	2,341

Total 94.79%				$24,401	$(33,724)	$567,087	$750	$66,104

[1]	Rate represents the seven-day yield at 6/30/2021.
[2]	Notional amount is calculated based on the number of contracts and notional contract size.
[3]	Value is calculated based on the notional amount and current market price.
[4]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[5]	This fund changed its name during the reporting period.

See notes to financial statements.

228	American Funds Insurance Series

Managed Risk International Fund
Investment portfolio June 30, 2021		unaudited

Growth funds 84.83%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	5,834,650	$144,349

Total growth funds (cost: $105,897,000)		144,349

Fixed income funds 9.95%
American Funds Insurance Series – The Bond Fund of America, Class 1	1,497,332	16,935

Total fixed income funds (cost: $17,676,000)		16,935

Short-term securities 4.72%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[1]	8,033,938	8,034

Total short-term securities (cost: $8,034,000)		8,034

Options purchased 0.35%
Options purchased*		600

Total options purchased (cost: $672,000)		600

Total investment securities 99.85% (cost: $132,279,000)		169,918
Other assets less liabilities 0.15%		249

Net assets 100.00%		$170,167

*Options purchased

Put

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 6/30/2021 (000)
MSCI EAFE Index	540	$1,245	$1,750.00	12/17/2021	$578
MSCI EAFE Index	14	32	1,675.00	3/18/2022	22

					$600

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[2] (000)	Value at 6/30/2021[3] (000)	Unrealized depreciation at 6/30/2021 (000)
5 Year U.S. Treasury Note Futures	Long	71	September 2021	$7,100	$8,764	$(33)
MSCI EAFE Index Contracts	Long	64	September 2021	3	7,373	(124)

						$(157)

American Funds Insurance Series	229

Managed Risk International Fund (continued)

Investments in affiliates4

	Value of affiliates at 1/1/2021 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 6/30/2021 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 84.83%
American Funds Insurance Series – International Fund, Class 1	$135,744	$14,503	$12,531	$1,813	$4,820	$144,349	$83	$—
Fixed income funds 9.95%
American Funds Insurance Series – The Bond Fund of America, Class 1[5]	25,472	6,486	14,028	(62)	(933)	16,935	40	694

Total 94.78%				$1,751	$3,887	$161,284	$123	$694

[1]	Rate represents the seven-day yield at 6/30/2021.
[2]	Notional amount is calculated based on the number of contracts and notional contract size.
[3]	Value is calculated based on the notional amount and current market price.
[4]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[5]	This fund changed its name during the reporting period.

See notes to financial statements.

230	American Funds Insurance Series

Managed Risk Washington Mutual Investors Fund

(formerly Managed Risk Blue Chip Income and Growth Fund)

Investment portfolio June 30, 2021		unaudited

Growth-and-income funds 84.66%	Shares	Value (000)
American Funds Insurance Series – Washington Mutual Investors Fund, Class 1	18,694,096	$307,705

Total growth-and-income funds (cost: $219,604,000)		307,705

Fixed income funds 9.97%
American Funds Insurance Series – U.S. Government Securities Fund, Class 1	3,090,558	36,221

Total fixed income funds (cost: $39,885,000)		36,221

Short-term securities 4.74%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[1]	17,247,685	17,248

Total short-term securities (cost: $17,248,000)		17,248

Options purchased 0.46%
Options purchased*		1,660

Total options purchased (cost: $2,116,000)		1,660

Total investment securities 99.83% (cost: $278,853,000)		362,834
Other assets less liabilities 0.17%		613

Net assets 100.00%		$363,447

*Options purchased

Put

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 6/30/2021 (000)
S&P 500 Index	794	$3,412	$2,950.00	12/17/2021	$1,493
S&P 500 Index	22	95	2,725.00	3/18/2022	55
S&P 500 Index	2	8	2,775.00	3/18/2022	6
S&P 500 Index	22	95	2,800.00	3/18/2022	62
S&P 500 Index	15	64	2,825.00	3/18/2022	44

					$1,660

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[2] (000)	Value at 6/30/2021[3] (000)	Unrealized (depreciation) appreciation at 6/30/2021 (000)
5 Year U.S. Treasury Note Futures	Long	178	September 2021	$17,800	$21,971	$(83)
S&P 500 E-mini Index Contracts	Long	80	September 2021	4	17,154	285

						$202

American Funds Insurance Series	231

Managed Risk Washington Mutual Investors Fund (continued)

(formerly Managed Risk Blue Chip Income and Growth Fund)

Investments in affiliates4

	Value of affiliates at 1/1/2021 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 6/30/2021 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth-and-income funds 84.66%
American Funds Insurance Series – Washington Mutual Investors Fund, Class 1[5]	$285,450	$24,564	$42,358	$14,014	$26,035	$307,705	$1,177	$—
Fixed income funds 9.97%
American Funds Insurance Series – U.S. Government Securities Fund, Class 1[5]	53,565	13,765	27,014	(1,150)	(2,945)	36,221	91	3,183

Total 94.63%				$12,864	$23,090	$343,926	$1,268	$3,183

[1]	Rate represents the seven-day yield at 6/30/2021.
[2]	Notional amount is calculated based on the number of contracts and notional contract size.
[3]	Value is calculated based on the notional amount and current market price.
[4]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[5]	This fund changed its name during the reporting period.

See notes to financial statements.

232	American Funds Insurance Series

Managed Risk Growth-Income Fund

Investment portfolio June 30, 2021		unaudited

Growth-and-income funds 79.74%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	33,105,086	$ 2,067,082

Total growth-and-income funds (cost: $1,530,997,000)		2,067,082

Fixed income funds 14.97%
American Funds Insurance Series – The Bond Fund of America, Class 1	34,295,727	387,885

Total fixed income funds (cost: $398,497,000)		387,885

Short-term securities 4.82%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[1]	124,923,405	124,923

Total short-term securities (cost: $124,923,000)		124,923

Options purchased 0.36%
Options purchased*		9,444

Total options purchased (cost: $41,025,000)		9,444

Total investment securities 99.89% (cost: $2,095,442,000)		2,589,334
Other assets less liabilities 0.11%		2,824

Net assets 100.00%		$ 2,592,158

*Options purchased

Put

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 6/30/2021 (000)
S&P 500 Index	280	$1,203	$2,325.00	9/17/2021	$48
S&P 500 Index	100	430	2,350.00	9/17/2021	18
S&P 500 Index	295	1,268	2,375.00	9/17/2021	57
S&P 500 Index	655	2,815	2,400.00	9/17/2021	133
S&P 500 Index	7,550	32,446	2,425.00	9/17/2021	1,699
S&P 500 Index	110	473	2,450.00	9/17/2021	25
S&P 500 Index	820	3,524	2,650.00	12/17/2021	984
S&P 500 Index	120	516	2,700.00	12/17/2021	150
S&P 500 Index	85	365	2,725.00	12/17/2021	113
S&P 500 Index	105	451	2,750.00	12/17/2021	145
S&P 500 Index	2,895	12,441	2,775.00	12/17/2021	4,169
S&P 500 Index	170	731	2,800.00	12/17/2021	254
S&P 500 Index	330	1,418	2,825.00	12/17/2021	513
S&P 500 Index	403	1,732	2,800.00	3/18/2022	1,136

					$9,444

American Funds Insurance Series	233

Managed Risk Growth-Income Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[2] (000)	Value at 6/30/2021[3] (000)	Unrealized (depreciation) appreciation at 6/30/2021 (000)
5 Year U.S. Treasury Note Futures	Long	1,300	September 2021	$130,000	$160,459	$(608)
S&P 500 E-mini Index Contracts	Long	456	September 2021	23	97,780	1,597

						$989

Investments in affiliates4

	Value of affiliates at 1/1/2021 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 6/30/2021 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth-and-income funds 79.74%
American Funds Insurance Series – Growth-Income Fund, Class 1	$1,938,260	$65,909	$177,886	$40,017	$200,782	$2,067,082	$8,250	$19,790
Fixed income funds 14.97%
American Funds Insurance Series – The Bond Fund of America, Class 1[5]	363,712	92,182	49,454	4,838	(23,393)	387,885	890	15,522

Total 94.71%				$44,855	$177,389	$2,454,967	$9,140	$35,312

[1]	Rate represents the seven-day yield at 6/30/2021.
[2]	Notional amount is calculated based on the number of contracts and notional contract size.
[3]	Value is calculated based on the notional amount and current market price.
[4]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[5]	This fund changed its name during the reporting period.

See notes to financial statements.

234	American Funds Insurance Series

Managed Risk Asset Allocation Fund

Investment portfolio June 30, 2021		unaudited

Asset allocation funds 95.01%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	96,404,516	$2,715,715

Total asset allocation funds (cost: $2,189,236,000)		2,715,715

Short-term securities 4.93%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[1]	140,777,606	140,778

Total short-term securities (cost: $140,778,000)		140,778

Options purchased 0.09%
Options purchased*		2,562

Total options purchased (cost: $3,303,000)		2,562

Total investment securities 100.03% (cost: $2,333,317,000)		2,859,055
Other assets less liabilities (0.03)%		(813)

Net assets 100.00%		$2,858,242

*Options purchased

Put

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 6/30/2021 (000)
S&P 500 Index	1,302	$5,596	$2,950.00	12/17/2021	$2,448
S&P 500 Index	15	64	2,725.00	3/18/2022	38
S&P 500 Index	12	52	2,775.00	3/18/2022	32
S&P 500 Index	15	64	2,825.00	3/18/2022	44

					$2,562

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount[2] (000)	Value at 6/30/2021[3] (000)	Unrealized (depreciation) appreciation at 6/30/2021 (000)
5 Year U.S. Treasury Note Futures	Long	1,220	September 2021	$122,000	$150,584	$(540)
S&P 500 E-mini Index Contracts	Long	135	September 2021	7	28,948	419

						$(121)

American Funds Insurance Series	235

Managed Risk Asset Allocation Fund (continued)

Investments in affiliates4

	Value of affiliate at 1/1/2021 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized appreciation (000)	Value of affiliate at 6/30/2021 (000)	Dividend income (000)	Capital gain distributions received (000)
Asset allocation funds 95.01%
American Funds Insurance Series – Asset Allocation Fund, Class 1	$2,646,718	$98,352	$193,490	$41,561	$122,574	$2,715,715	$8,944	$88,212

[1]	Rate represents the seven-day yield at 6/30/2021.
[2]	Notional amount is calculated based on the number of contracts and notional contract size.
[3]	Value is calculated based on the notional amount and current market price.
[4]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

See notes to financial statements.

236	American Funds Insurance Series

Financial statements

Statements of assets and liabilities at June 30, 2021	unaudited (dollars in thousands)

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund		New World Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$8,895,619	$4,960,276	$41,262,079	$9,748,298		$4,396,448
Affiliated issuers	504,642	333,622	1,103,552	252,974		236,727
Cash	123	13,908	354	3,019		1,206
Cash collateral received for securities on loan	4,460	8,327	3,969	1,828		318
Cash collateral pledged for futures contracts	—	—	—	—		112
Cash collateral pledged for swap contracts	—	—	—	—		—
Cash denominated in currencies other than U.S. dollars	4,563	98	687	14,683		3,956
Unrealized appreciation on open forward currency contracts	—	—	—	—		69
Receivables for:
Sales of investments	344	17,309	187,913	97,609		14,974
Sales of fund’s shares	3,189	1,712	28,220	2,884		1,976
Dividends and interest	8,664	2,798	19,743	24,651		7,441
Variation margin on futures contracts	—	—	—	—		42
Variation margin on swap contracts	—	—	—	—		—
Securities lending income	2	3	3	—	[1]	3
Other	386	82	—	28		1,925

	9,421,992	5,338,135	42,606,520	10,145,974		4,665,197

Liabilities:
Collateral for securities on loan	44,595	83,273	39,687	18,284		3,178
Unrealized depreciation on open forward currency contracts	—	—	—	—		—
Payables for:
Purchases of investments	4,361	14,122	76,572	46,401		13,501
Repurchases of fund’s shares	16,253	4,604	57,063	4,566		4,299
Investment advisory services	3,777	3,098	10,486	4,224		1,869
Insurance administrative fees	388	195	1,694	281		550
Services provided by related parties	1,285	754	5,921	1,282		531
Trustees’ deferred compensation	92	61	528	195		44
Variation margin on futures contracts	—	—	—	—		40
Variation margin on swap contracts	—	—	—	—		—
Non-U.S. taxes	7,095	11,498	839	25,097		14,346
Other	172	118	117	282		163

	78,018	117,723	192,907	100,612		38,521

Net assets at June 30, 2021	$9,343,974	$5,220,412	$42,413,613	$10,045,362		$4,626,676

Net assets consist of:
Capital paid in on shares of beneficial interest	$4,074,402	$2,319,016	$16,552,880	$5,997,616		$2,586,482
Total distributable earnings (accumulated loss)	5,269,572	2,901,396	25,860,733	4,047,746		2,040,194

Net assets at June 30, 2021	$9,343,974	$5,220,412	$42,413,613	$10,045,362		$4,626,676

Investment securities on loan, at value	$43,575	$83,042	$38,885	$18,837		$11,836
Investment securities, at cost
Unaffiliated issuers	4,176,011	2,750,849	18,333,078	6,587,890		2,580,869
Affiliated issuers	504,674	262,226	1,103,548	252,950		236,741
Cash denominated in currencies other than U.S. dollars, at cost	4,565	98	692	14,689		3,956

See end of statements of assets and liabilities for footnotes.

See notes to financial statements.

American Funds Insurance Series	237

Financial statements (continued)

Statements of assets and liabilities at June 30, 2021 (continued)	unaudited (dollars in thousands)

	Washington Mutual Investors Fund[2]	Capital World Growth and Income Fund[3]		Growth- Income Fund	International Growth and Income Fund		Capital Income Builder

Assets:
Investment securities, at value:
Unaffiliated issuers	$9,884,190	$2,277,366		$40,097,132	$1,290,076		$971,950
Affiliated issuers	336,297	93,430		1,013,334	68,058		79,339
Cash	750	190		524	92		332
Cash collateral received for securities on loan	7,518	1,294		7,720	71		65
Cash collateral pledged for futures contracts	—	—		—	—		—
Cash collateral pledged for swap contracts	—	—		—	—		—
Cash denominated in currencies other than U.S. dollars	—	877		2,690	9,817		452
Unrealized appreciation on open forward currency contracts	—	—		—	—		—
Receivables for:
Sales of investments	26,632	9,441		25,093	5,331		17,665
Sales of fund’s shares	2,888	1,208		16,210	743		861
Dividends and interest	5,025	4,783		49,728	4,112		3,403
Variation margin on futures contracts	—	—		—	—		91
Variation margin on swap contracts	—	—		—	—		1
Securities lending income	1	—	[1]	1	—	[1]	—[1]
Other	—	354		236	141		6

	10,263,301	2,388,943		41,212,668	1,378,441		1,074,165

Liabilities:
Collateral for securities on loan	75,183	12,943		77,195	705		651
Unrealized depreciation on open forward currency contracts	—	—		—	—		1
Payables for:
Purchases of investments	31,318	14,185		102,847	31,734		33,840
Repurchases of fund’s shares	5,411	1,459		38,586	352		92
Investment advisory services	1,923	683		8,494	737		194
Insurance administrative fees	619	122		1,015	76		323
Services provided by related parties	1,118	381		4,430	107		133
Trustees’ deferred compensation	109	27		591	15		8
Variation margin on futures contracts	—	—		—	—		16
Variation margin on swap contracts	—	—		—	—		41
Non-U.S. taxes	31	918		2,451	214		255
Other	5	48		112	48		14

	115,717	30,766		235,721	33,988		35,568

Net assets at June 30, 2021	$10,147,584	$2,358,177		$40,976,947	$1,344,453		$1,038,597

Net assets consist of:
Capital paid in on shares of beneficial interest	$5,974,377	$1,399,293		$21,221,552	$937,123		$849,707
Total distributable earnings (accumulated loss)	4,173,207	958,884		19,755,395	407,330		188,890

Net assets at June 30, 2021	$10,147,584	$2,358,177		$40,976,947	$1,344,453		$1,038,597

Investment securities on loan, at value	$73,663	$12,432		$75,628	$671		$638
Investment securities, at cost
Unaffiliated issuers	7,972,415	1,730,831		22,469,677	907,740		762,420
Affiliated issuers	336,286	93,438		1,013,237	68,054		79,283
Cash denominated in currencies other than U.S. dollars, at cost	—	877		2,720	9,817		452

See end of statements of assets and liabilities for footnotes.

See notes to financial statements.

238	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at June 30, 2021 (continued)	unaudited (dollars in thousands)

	Asset Allocation Fund	Global Balanced Fund	The Bond Fund of America[4]	Capital World Bond Fund	American High-Income Trust[5]

Assets:
Investment securities, at value:
Unaffiliated issuers	$29,349,292	$426,243	$12,682,238	$2,021,240	$1,002,182
Affiliated issuers	4,285,077	29,578	1,153,143	123,872	62,665
Cash	38,682	87	10,546	617	2,882
Cash collateral received for securities on loan	2,605	—	—	—	—
Cash collateral pledged for futures contracts	—	—	—	—	427
Cash collateral pledged for swap contracts	—	—	—	—	2,307
Cash denominated in currencies other than U.S. dollars	4,561	141	1	15	—[1]
Unrealized appreciation on open forward currency contracts	—	193	97	2,433	—
Receivables for:
Sales of investments	1,943,892	482	5,403,388	18,879	5,527
Sales of fund’s shares	9,329	663	4,649	1,002	260
Dividends and interest	66,417	1,334	59,408	15,768	13,744
Variation margin on futures contracts	26	8	3,313	398	6
Variation margin on swap contracts	—	13	9	228	—
Securities lending income	2	—	—	—	—
Other	47	26	58	—	2

	35,699,930	458,768	19,316,850	2,184,452	1,090,002

Liabilities:
Collateral for securities on loan	26,046	—	—	—	—
Unrealized depreciation on open forward currency contracts	—	217	8	8,434	—
Payables for:
Purchases of investments	3,293,480	1,332	6,232,252	36,872	14,908
Repurchases of fund’s shares	16,294	46	6,769	792	492
Investment advisory services	6,899	247	1,701	763	232
Insurance administrative fees	3,507	76	494	38	54
Services provided by related parties	3,093	79	1,250	285	185
Trustees’ deferred compensation	338	4	140	29	37
Variation margin on futures contracts	1,726	15	4,787	233	78
Variation margin on swap contracts	24	6	1,718	94	10
Non-U.S. taxes	2,534	52	13	137	—
Other	48	10	8	141	1

	3,353,989	2,084	6,249,140	47,818	15,997

Net assets at June 30, 2021	$32,345,941	$456,684	$13,067,710	$2,136,634	$1,074,005

Net assets consist of:
Capital paid in on shares of beneficial interest	$20,925,529	$330,831	$12,593,395	$2,046,885	$1,267,142
Total distributable earnings (accumulated loss)	11,420,412	125,853	474,315	89,749	(193,137)

Net assets at June 30, 2021	$32,345,941	$456,684	$13,067,710	$2,136,634	$1,074,005

Investment securities on loan, at value	$25,453	$—	$—	$—	$—
Investment securities, at cost
Unaffiliated issuers	19,214,052	319,695	12,255,833	1,956,299	949,532
Affiliated issuers	4,199,221	29,578	1,153,188	123,882	62,664
Cash denominated in currencies other than U.S. dollars, at cost	4,566	144	1	62	—[1]

See end of statements of assets and liabilities for footnotes.

See notes to financial statements.

American Funds Insurance Series	239

Financial statements (continued)

Statements of assets and liabilities at June 30, 2021 (continued)	unaudited (dollars in thousands)

	American Funds Mortgage Fund		Ultra-Short Bond Fund		U.S. Government Securities Fund[6]	Managed Risk Growth Fund	Managed Risk International Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$441,570		$331,919		$2,188,233	$30,517	$8,634
Affiliated issuers	—		—		—	567,087	161,284
Cash	9,152		9,063		56,176	—	—
Cash collateral received for securities on loan	—		—		—	—	—
Cash collateral pledged for futures contracts	—		—		—	1,197	456
Cash collateral pledged for swap contracts	—		—		—	—	—
Cash denominated in currencies other than U.S. dollars	—		—		—	—	—
Unrealized appreciation on open forward currency contracts	—		—		—	—	—
Receivables for:
Sales of investments	149,961		—		260,522	862	201
Sales of fund’s shares	446		323		2,741	2	—
Dividends and interest	448		—	[1]	4,476	1	—[1]
Variation margin on futures contracts	21		—		487	52	5
Variation margin on swap contracts	—	[1]	—		858	—	—
Securities lending income	—		—		—	—	—
Other	—		—		—	—	—

	601,598		341,305		2,513,493	599,718	170,580

Liabilities:
Collateral for securities on loan	—		—		—	—	—
Unrealized depreciation on open forward currency contracts	—		—		—	—	—
Payables for:
Purchases of investments	268,623		—		448,216	—	—
Repurchases of fund’s shares	129		1,209		2,749	909	212
Investment advisory services	58		90		332	48	14
Insurance administrative fees	26		25		153	361	104
Services provided by related parties	28		71		395	116	34
Trustees’ deferred compensation	4		13		50	4	1
Variation margin on futures contracts	52		—		884	—	48
Variation margin on swap contracts	77		—		1,480	—	—
Non-U.S. taxes	—		—		—	—	—
Other	—	[1]	—	[1]	1	—	—

	268,997		1,408		454,260	1,438	413

Net assets at June 30, 2021	$332,601		$339,897		$2,059,233	$598,280	$170,167

Net assets consist of:
Capital paid in on shares of beneficial interest	$328,732		$340,832		$2,031,152	$403,947	$152,582
Total distributable earnings (accumulated loss)	3,869		(935)		28,081	194,333	17,585

Net assets at June 30, 2021	$332,601		$339,897		$2,059,233	$598,280	$170,167

Investment securities on loan, at value	$—		$—		$—	$—	$—
Investment securities, at cost
Unaffiliated issuers	441,227		331,925		2,178,928	31,188	8,706
Affiliated issuers	—		—		—	444,287	123,573
Cash denominated in currencies other than U.S. dollars, at cost	—		—		—	—	—

See end of statements of assets and liabilities for footnotes.

See notes to financial statements.

240	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at June 30, 2021 (continued)	unaudited (dollars in thousands)

	Managed Risk Washington Mutual Investors Fund[7]		Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Assets:
Investment securities, at value:
Unaffiliated issuers	$18,908		$134,367	$143,340
Affiliated issuers	343,926		2,454,967	2,715,715
Cash	—		—	—
Cash collateral received for securities on loan	—		—	—
Cash collateral pledged for futures contracts	906		5,208	1,756
Cash collateral pledged for swap contracts	—		—	—
Cash denominated in currencies other than U.S. dollars	—		—	—
Unrealized appreciation on open forward currency contracts	—		—	—
Receivables for:
Sales of investments	3		14,049	1,491
Sales of fund’s shares	17		—	640
Dividends and interest	—	[1]	3	4
Variation margin on futures contracts	38		232	121
Variation margin on swap contracts	—		—	—
Securities lending income	—		—	—
Other	—		—	—

	363,798		2,608,826	2,863,067

Liabilities:
Collateral for securities on loan	—		—	—
Unrealized depreciation on open forward currency contracts	—		—	—
Payables for:
Purchases of investments	14		—	—
Repurchases of fund’s shares	5		14,788	2,209
Investment advisory services	30		212	233
Insurance administrative fees	226		1,586	1,773
Services provided by related parties	73		67	578
Trustees’ deferred compensation	3		15	32
Variation margin on futures contracts	—		—	—
Variation margin on swap contracts	—		—	—
Non-U.S. taxes	—		—	—
Other	—		—	—

	351		16,668	4,825

Net assets at June 30, 2021	$363,447		$2,592,158	$2,858,242

Net assets consist of:
Capital paid in on shares of beneficial interest	$338,335		$2,057,069	$2,274,025
Total distributable earnings (accumulated loss)	25,112		535,089	584,217

Net assets at June 30, 2021	$363,447		$2,592,158	$2,858,242

Investment securities on loan, at value	$—		$—	$—
Investment securities, at cost
Unaffiliated issuers	19,364		165,948	144,081
Affiliated issuers	259,489		1,929,494	2,189,236
Cash denominated in currencies other than U.S. dollars, at cost	—		—	—

See end of statements of assets and liabilities for footnotes.

See notes to financial statements.

American Funds Insurance Series	241

Financial statements (continued)
Statements of assets and liabilities at June 30, 2021 (continued)	unaudited (dollars and shares in thousands, except per-share amounts)

		Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$4,079,893	$2,164,517	$17,534,944	$5,059,677	$2,541,836
	Shares outstanding	93,450	61,129	148,235	204,492	75,559
	Net asset value per share	$43.66	$35.41	$118.29	$24.74	$33.64

Class 1A:	Net assets	$13,709	$1,833	$79,269	$10,496	$8,906
	Shares outstanding	315	52	675	426	266
	Net asset value per share	$43.46	$35.20	$117.45	$24.63	$33.44

Class 2:	Net assets	$4,602,553	$2,720,445	$21,673,055	$4,492,188	$1,162,944
	Shares outstanding	106,726	79,611	185,235	182,486	34,991
	Net asset value per share	$43.12	$34.17	$117.00	$24.62	$33.24

Class 3:	Net assets			$297,978	$23,859
	Shares outstanding	Not applicable	Not applicable	2,499	963	Not applicable
	Net asset value per share			$119.24	$24.79

Class 4:	Net assets	$647,819	$333,617	$2,828,367	$459,142	$912,990
	Shares outstanding	15,142	9,742	24,660	18,904	27,690
	Net asset value per share	$42.78	$34.25	$114.69	$24.29	$32.97

		Washington Mutual Investors Fund[2]	Capital World Growt hand Income Fund[3]	Growth -Income Fund	International Growth and Income Fund	Capital Income Builder

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$5,803,337	$784,485	$24,114,355	$995,323	$498,822
	Shares outstanding	352,479	43,794	386,212	49,010	42,222
	Net asset value per share	$16.46	$17.91	$62.44	$20.31	$11.81

Class 1A:	Net assets	$111,040	$3,386	$19,837	$4,233	$7,269
	Shares outstanding	6,789	190	319	209	616
	Net asset value per share	$16.36	$17.84	$62.12	$20.25	$11.80

Class 2:	Net assets	$3,282,627	$1,367,883	$14,983,396	$222,223	$10,977
	Shares outstanding	202,351	76,601	243,418	10,989	930
	Net asset value per share	$16.22	$17.86	$61.55	$20.22	$11.81

Class 3:	Net assets			$164,918
	Shares outstanding	Not applicable	Not applicable	2,638	Not applicable	Not applicable
	Net asset value per share			$62.52

Class 4:	Net assets	$950,580	$202,423	$1,694,441	$122,674	$521,529
	Shares outstanding	59,029	11,549	27,900	6,114	44,235
	Net asset value per share	$16.10	$17.53	$60.73	$20.06	$11.79

See end of statements of assets and liabilities for footnotes.

See notes to financial statements.

242	American Funds Insurance Series

Financial statements (continued)
Statements of assets and liabilities at June 30, 2021 (continued)	unaudited (dollars and shares in thousands, except per-share amounts)

		Asset Allocation Fund	Global Balanced Fund	The Bond Fund of America[4]	Capital World Bond Fund	American High-Income Trust[5]

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$20,941,388	$116,462	$8,408,164	$1,015,735	$275,738
	Shares outstanding	743,361	7,780	743,713	83,563	26,590
	Net asset value per share	$28.17	$14.97	$11.31	$12.16	$10.37

Class 1A:	Net assets	$16,825	$3,495	$11,027	$693	$1,163
	Shares outstanding	599	234	981	57	113
	Net asset value per share	$28.06	$14.92	$11.25	$12.12	$10.34

Class 2:	Net assets	$5,495,854	$211,748	$3,829,022	$1,060,430	$690,291
	Shares outstanding	197,529	14,191	343,764	88,027	67,965
	Net asset value per share	$27.82	$14.92	$11.14	$12.05	$10.16

Class 3:	Net assets	$35,564				$10,455
	Shares outstanding	1,262	Not applicable	Not applicable	Not applicable	1,004
	Net asset value per share	$28.19				$10.41

Class 4:	Net assets	$5,856,310	$124,979	$819,497	$59,776	$96,358
	Shares outstanding	211,902	8,473	73,884	5,019	8,654
	Net asset value per share	$27.64	$14.75	$11.09	$11.91	$11.13

Class P1:	Net assets
	Shares outstanding	Not applicable	Not applicable	Not applicable	Not applicable	Not applicable
	Net asset value per share

Class P2:	Net assets
	Shares outstanding	Not applicable	Not applicable	Not applicable	Not applicable	Not applicable
	Net asset value per share

		American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund[6]	Managed Risk Growth Fund	Managed Risk International Fund

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$231,174	$36,883	$374,034
	Shares outstanding	21,682	3,267	31,922	Not applicable	Not applicable
	Net asset value per share	$10.66	$11.29	$11.72

Class 1A:	Net assets	$1,457	$10	$4,436
	Shares outstanding	137	1	380	Not applicable	Not applicable
	Net asset value per share	$10.63	$11.29	$11.67

Class 2:	Net assets	$58,759	$256,254	$1,433,933
	Shares outstanding	5,527	23,377	123,992	Not applicable	Not applicable
	Net asset value per share	$10.63	$10.96	$11.56

Class 3:	Net assets		$4,312	$9,420
	Shares outstanding	Not applicable	389	803	Not applicable	Not applicable
	Net asset value per share		$11.09	$11.74

Class 4:	Net assets	$41,211	$42,438	$237,410
	Shares outstanding	3,922	3,843	20,566	Not applicable	Not applicable
	Net asset value per share	$10.51	$11.04	$11.54

Class P1:	Net assets				$10,579	$1,651
	Shares outstanding	Not applicable	Not applicable	Not applicable	597	146
	Net asset value per share				$17.72	$11.28

Class P2:	Net assets				$587,701	$168,516
	Shares outstanding	Not applicable	Not applicable	Not applicable	33,400	15,018
	Net asset value per share				$17.60	$11.22

See end of statements of assets and liabilities for footnotes.

See notes to financial statements.

American Funds Insurance Series	243

Financial statements (continued)
Statements of assets and liabilities at June 30, 2021 (continued)	unaudited (dollars and shares in thousands, except per-share amounts)

		Managed Risk Washington Mutual Investors Fund[7]	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class P1:	Net assets	$1,972	$2,259,186	$6,272
	Shares outstanding	163	151,614	423
	Net asset value per share	$12.11	$14.90	$14.83

Class P2:	Net assets	$361,475	$332,972	$2,851,970
	Shares outstanding	30,027	22,485	197,696
	Net asset value per share	$12.04	$14.81	$14.43

[1]	Amount less than one thousand.
[2]	Formerly Blue Chip Income and Growth Fund.
[3]	Formerly Global Growth and Income Fund.
[4]	Formerly Bond Fund.
[5]	Formerly High-Income Bond Fund.
[6]	Formerly U.S. Government/AAA-Rated Securities Fund.
[7]	Formerly Managed Risk Blue Chip Income and Growth Fund.

See notes to financial statements.

244	American Funds Insurance Series

Financial statements (continued)

Statements of operations for the six months ended June 30, 2021	unaudited (dollars in thousands)

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund

Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$46,323	$15,804	$147,085	$89,313	$27,447
Affiliated issuers	103	68	479	191	115

	46,426	15,872	147,564	89,504	27,562
Interest from unaffiliated issuers	78	9	778	16	3,147
Securities lending income (net of fees)	227	556	447	406	161

	46,731	16,437	148,789	89,926	30,870

Fees and expenses[1]:
Investment advisory services	21,602	18,620	61,671	25,506	14,847
Distribution services	6,318	3,717	29,410	6,093	2,460
Insurance administrative services	747	377	3,268	552	1,082
Transfer agent services	1	— [2]	3	1	—[2]
Administrative services	1,297	816	5,997	1,563	657
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	168	111	776	212	83
Registration statement and prospectus	68	98	413	74	33
Trustees’ compensation	24	15	108	28	12
Auditing and legal	11	21	19	21	23
Custodian	574	386	350	997	590
Other	3	40	16	4	31

Total fees and expenses before waivers/reimbursements	30,813	24,201	102,031	35,051	19,818
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	28	—	—	—	3,938
Miscellaneous fee reimbursements	—	—	—	—	—

Total waivers/reimbursements of fees and expenses	28	—	—	—	3,938

Total fees and expenses after waivers/reimbursements	30,785	24,201	102,031	35,051	15,880

Net investment income (loss)	15,946	(7,764)	46,758	54,875	14,990

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments in:
Unaffiliated issuers	563,132	639,973	2,916,751	1,014,070	239,418
Affiliated issuers	(1)	(362)	(13)	(14)	(5)
Futures contracts	—	—	—	—	(101)
Forward currency contracts	—	—	—	(86)	(8)
Swap contracts	—	—	—	—	—
Currency transactions	(213)	(220)	159	208	(130)
Capital gain distributions received from affiliated issuers	—	—	—	—	—

	562,918	639,391	2,916,897	1,014,178	239,174

Net unrealized appreciation (depreciation) on:
Investments in:
Unaffiliated issuers	383,762	(109,339)	1,965,008	(577,554)	174,007
Affiliated issuers	(48)	38,290	(103)	(40)	(22)
Futures contracts	—	—	—	—	—
Forward currency contracts	—	—	—	86	123
Swap contracts	—	—	—	—	—
Currency translations	(198)	152	(146)	(137)	112

	383,516	(70,897)	1,964,759	(577,645)	174,220

Net realized gain (loss) and unrealized appreciation (depreciation)	946,434	568,494	4,881,656	436,533	413,394

Net increase (decrease) in net assets resulting from operations	$962,380	$560,730	$4,928,414	$491,408	$428,384

See end of statements of operations for footnotes.

See notes to financial statements.

American Funds Insurance Series	245

Financial statements (continued)

Statements of operations for the six months ended June 30, 2021 (continued)	unaudited (dollars in thousands)

	Washington Mutual Investors Fund[3]	Capital World Growth and Income Fund[4]	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder

Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$102,509	$23,856	$314,140	$21,845	$18,312
Affiliated issuers	70	26	486	19	29

	102,579	23,882	314,626	21,864	18,341
Interest from unaffiliated issuers	112	1,089	1,295	364	1,837
Securities lending income (net of fees)	47	143	667	53	22

	102,738	25,114	316,588	22,281	20,200

Fees and expenses[1]:
Investment advisory services	19,522	6,514	49,891	4,396	2,654
Distribution services	5,120	1,921	20,124	420	627
Insurance administrative services	1,158	233	1,940	149	624
Transfer agent services	1	— [2]	3	— [2]	—[2]
Administrative services	1,520	334	5,989	218	169
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	152	22	774	18	17
Registration statement and prospectus	57	19	357	16	52
Trustees’ compensation	27	6	108	4	3
Auditing and legal	4	4	20	14	6
Custodian	101	148	370	164	53
Other	4	1	16	1	4

Total fees and expenses before waivers/reimbursements	27,666	9,202	79,592	5,400	4,209
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	2,805	889	—	—	1,444
Miscellaneous fee reimbursements	—	—	—	—	—

Total waivers/reimbursements of fees and expenses	2,805	889	—	—	1,444

Total fees and expenses after waivers/reimbursements	24,861	8,313	79,592	5,400	2,765

Net investment income (loss)	77,877	16,801	236,996	16,881	17,435

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments in:
Unaffiliated issuers	2,259,134	397,491	1,974,111	89,542	35,636
Affiliated issuers	(8)	4	(52)	(6)	(1)
Futures contracts	—	—	—	—	(1,194)
Forward currency contracts	—	—	—	—	(17)
Swap contracts	—	—	—	—	610
Currency transactions	15	313	(582)	(701)	10
Capital gain distributions received from affiliated issuers	—	—	—	—	—

	2,259,141	397,808	1,973,477	88,835	35,044

Net unrealized appreciation (depreciation) on:
Investments in:
Unaffiliated issuers	(922,293)	(201,956)	3,136,371	(4,122)	54,047
Affiliated issuers	(23)	(16)	(108)	(3)	55
Futures contracts	—	—	—	—	524
Forward currency contracts	—	—	—	—	21
Swap contracts	—	—	—	—	485
Currency translations	(5)	(77)	(470)	(44)	(62)

	(922,321)	(202,049)	3,135,793	(4,169)	55,070

Net realized gain (loss) and unrealized appreciation (depreciation)	1,336,820	195,759	5,109,270	84,666	90,114

Net increase (decrease) in net assets resulting from operations	$1,414,697	$212,560	$5,346,266	$101,547	$107,549

See end of statements of operations for footnotes.

See notes to financial statements.

246	American Funds Insurance Series

Financial statements (continued)

Statements of operations for the six months ended June 30, 2021 (continued)	unaudited (dollars in thousands)

	Asset Allocation Fund	Global Balanced Fund	The Bond Fund of America[5]	Capital World Bond Fund	American High-Income Trust[6]

Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$195,198	$3,376	$—	$6	$586
Affiliated issuers	4,051	12	990	81	12

	199,249	3,388	990	87	598
Interest from unaffiliated issuers	102,778	1,182	115,888	27,841	24,819
Securities lending income (net of fees)	968	2	—	—	—

	302,995	4,572	116,878	27,928	25,417

Fees and expenses[1]:
Investment advisory services	40,179	1,471	20,947	6,034	2,170
Distribution services	13,505	403	5,683	1,385	949
Insurance administrative services	6,814	145	960	76	101
Transfer agent services	2	— [2]	1	— [2]	—[2]
Administrative services	4,612	67	1,749	341	134
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	540	4	187	42	11
Registration statement and prospectus	183	9	103	26	9
Trustees’ compensation	84	1	32	6	2
Auditing and legal	14	2	6	3	2
Custodian	236	45	63	295	10
Other	16	1	5	8	7

Total fees and expenses before waivers/reimbursements	66,185	2,148	29,736	8,216	3,395
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	—	—	3,839	1,137	294
Miscellaneous fee reimbursements	—	—	—	—	—

Total waivers/reimbursements of fees and expenses	—	—	3,839	1,137	294

Total fees and expenses after waivers/reimbursements	66,185	2,148	25,897	7,079	3,101

Net investment income (loss)	236,810	2,424	90,981	20,849	22,316

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments in:
Unaffiliated issuers	1,222,318	18,038	15,401	33,755	(730)
Affiliated issuers	14,034	— [2]	(54)	(3)	1
Futures contracts	(916)	160	20,928	(2,448)	628
Forward currency contracts	—	(485)	5,716	(12,193)	—
Swap contracts	(230)	2	(14,951)	(1,062)	(2,192)
Currency transactions	531	24	(49)	288	—[2]
Capital gain distributions received from affiliated issuers	—	—	—	—	—

	1,235,737	17,739	26,991	18,337	(2,293)

Net unrealized appreciation (depreciation) on:
Investments in:
Unaffiliated issuers	1,482,425	5,822	(202,388)	(106,768)	36,385
Affiliated issuers	39,737	(3)	(63)	(11)	(3)
Futures contracts	(3,091)	(31)	(12,908)	(404)	(215)
Forward currency contracts	—	(22)	2,696	(6,357)	—
Swap contracts	(316)	(64)	13,759	(2)	502
Currency translations	(307)	(37)	(106)	(521)	(2)

	1,518,448	5,665	(199,010)	(114,063)	36,667

Net realized gain (loss) and unrealized appreciation (depreciation)	2,754,185	23,404	(172,019)	(95,726)	34,374

Net increase (decrease) in net assets resulting from operations	$2,990,995	$25,828	$(81,038)	$(74,877)	$56,690

See end of statements of operations for footnotes.

See notes to financial statements.

American Funds Insurance Series	247

Financial statements (continued)

Statements of operations for the six months ended June 30, 2021 (continued)	unaudited (dollars in thousands)

	American Funds Mortgage Fund	Ultra- Short Bond Fund		U.S. Government Securities Fund[7]	Managed Risk Growth Fund	Managed Risk International Fund

Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$—	$—		$—	$—	$—
Affiliated issuers	—	—		—	750	123

	—	—		—	750	123
Interest from unaffiliated issuers	1,346	176		16,265	4	1
Securities lending income (net of fees)	—	—		—	—	—

	1,346	176		16,265	754	124

Fees and expenses[1]:
Investment advisory services	686	576		3,708	430	125
Distribution services	122	398		2,110	704	207
Insurance administrative services	51	50		318	718	209
Transfer agent services	— [2]	—	[2]	— [2]	— [2]	—[2]
Administrative services	49	54		313	—	—
Accounting and administrative services	—	—		—	42	36
Reports to shareholders	3	5		28	5	2
Registration statement and prospectus	63	5		17	4	2
Trustees’ compensation	1	1		6	1	—[2]
Auditing and legal	— [2]	—	[2]	1	— [2]	—[2]
Custodian	10	—	[2]	17	3	3
Other	— [2]	—	[2]	1	1	1

Total fees and expenses before waivers/reimbursements	985	1,089		6,519	1,908	585
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	311	—		552	144	42
Miscellaneous fee reimbursements	—	—		—	—	17

Total waivers/reimbursements of fees and expenses	311	—		552	144	59

Total fees and expenses after waivers/reimbursements	674	1,089		5,967	1,764	526

Net investment income (loss)	672	(913)		10,298	(1,010)	(402)

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments in:
Unaffiliated issuers	(188)	—	[2]	(25,715)	—	—
Affiliated issuers	—	—		—	24,401	1,751
Futures contracts	984	—		5,073	(13,268)	(1,192)
Forward currency contracts	—	—		—	—	—
Swap contracts	292	—		48,313	—	—
Currency transactions	—	—		—	6	2
Capital gain distributions received from affiliated issuers	—	—		—	66,104	694

	1,088	—	[2]	27,671	77,243	1,255

Net unrealized appreciation (depreciation) on:
Investments in:
Unaffiliated issuers	(4,358)	(12)		(35,475)	(671)	(72)
Affiliated issuers	—	—		—	(33,724)	3,887
Futures contracts	(258)	—		(1,481)	174	(178)
Forward currency contracts	—	—		—	—	—
Swap contracts	858	—		(32,661)	—	—
Currency translations	—	—		—	—	—

	(3,758)	(12)		(69,617)	(34,221)	3,637

Net realized gain (loss) and unrealized appreciation (depreciation)	(2,670)	(12)		(41,946)	43,022	4,892

Net increase (decrease) in net assets resulting from operations	$(1,998)	$(925)		$(31,648)	$42,012	$4,490

See end of statements of operations for footnotes.

See notes to financial statements.

248	American Funds Insurance Series

Financial statements (continued)

Statements of operations for the six months ended June 30, 2021 (continued)	unaudited (dollars in thousands)

	Managed Risk Washington Mutual Investors Fund[8]	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Investment income:
Income (net of non-U.S. taxes1):
Dividends:
Unaffiliated issuers	$—	$—	$—
Affiliated issuers	1,268	9,140	8,944

	1,268	9,140	8,944
Interest from unaffiliated issuers	3	18	22
Securities lending income (net of fees)	—	—	—

	1,271	9,158	8,966

Fees and expenses[1]:
Investment advisory services	269	1,872	2,095
Distribution services	447	405	3,492
Insurance administrative services	449	3,128	3,499
Transfer agent services	— [2]	— [2]	—[2]
Administrative services	—	—	—
Accounting and administrative services	39	70	75
Reports to shareholders	4	20	35
Registration statement and prospectus	3	23	15
Trustees’ compensation	1	7	8
Auditing and legal	— [2]	1	1
Custodian	3	4	4
Other	1	2	2

Total fees and expenses before waivers/reimbursements	1,216	5,532	9,226
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	90	626	700
Miscellaneous fee reimbursements	12	—	—

Total waivers/reimbursements of fees and expenses	102	626	700

Total fees and expenses after waivers/reimbursements	1,114	4,906	8,526

Net investment income (loss)	157	4,252	440

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments in:
Unaffiliated issuers	—	(43,319)	—
Affiliated issuers	12,864	44,855	41,561
Futures contracts	(8,063)	(3,864)	(22,623)
Forward currency contracts	—	—	—
Swap contracts	—	—	—
Currency transactions	(1)	19	7
Capital gain distributions received from affiliated issuers	3,183	35,312	88,212

	7,983	33,003	107,157

Net unrealized appreciation (depreciation) on:
Investments in:
Unaffiliated issuers	(456)	772	(741)
Affiliated issuers	23,090	177,389	122,574
Futures contracts	164	(1,989)	(479)
Forward currency contracts	—	—	—
Swap contracts	—	—	—
Currency translations	—	—	—

	22,798	176,172	121,354

Net realized gain (loss) and unrealized appreciation (depreciation)	30,781	209,175	228,511

Net increase (decrease) in net assets resulting from operations	$30,938	$213,427	$228,951

[1]	Additional information related to non-U.S. taxes and class-specific fees and expenses is included in the notes to financial statements.
[2]	Amount less than one thousand.
[3]	Formerly Blue Chip Income and Growth Fund.
[4]	Formerly Global Growth and Income Fund.
[5]	Formerly Bond Fund.
[6]	Formerly High-Income Bond Fund.
[7]	Formerly U.S. Government/AAA-Rated Securities Fund.
[8]	Formerly Managed Risk Blue Chip Income and Growth Fund.

See notes to financial statements.

American Funds Insurance Series	249

Financial statements (continued)

Statements of changes in net assets	(dollars in thousands)

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund

	Six months ended June 30, 2021[1]	Year ended December 31, 2020	Six months ended June 30, 2021[1]	Year ended December 31, 2020	Six months ended June 30, 2021[1]	Year ended December 31, 2020

Operations:
Net investment income (loss)	$15,946	$29,220	$(7,764)	$(9,129)	$46,758	$91,314
Net realized gain (loss)	562,918	459,151	639,391	113,700	2,916,897	5,289,028
Net unrealized appreciation (depreciation)	383,516	1,447,946	(70,897)	1,179,633	1,964,759	8,444,178

Net increase (decrease) in net assets resulting from operations	962,380	1,936,317	560,730	1,284,204	4,928,414	13,824,520

Distributions paid to shareholders	(469,139)	(224,589)	(123,155)	(284,490)	(5,345,539)	(865,145)
Net capital share transactions	609,763	(271,205)	(529,904)	(307,246)	3,906,694	(2,504,990)

Total increase (decrease) in net assets	1,103,004	1,440,523	(92,329)	692,468	3,489,569	10,454,385
Net assets:
Beginning of period	8,240,970	6,800,447	5,312,741	4,620,273	38,924,044	28,469,659

End of period	$9,343,974	$8,240,970	$5,220,412	$5,312,741	$42,413,613	$38,924,044

	International Fund		New World Fund		Washington Mutual Investors Fund[2]

	Six months ended June 30, 2021[1]	Year ended December 31, 2020	Six months ended June 30, 2021[1]	Year ended December 31, 2020	Six months ended June 30, 2021[1]	Year ended December 31, 2020

Operations:
Net investment income (loss)	$54,875	$53,872	$14,990	$15,078	$77,877	$162,025
Net realized gain (loss)	1,014,178	40,022	239,174	132,645	2,259,141	(75,133)
Net unrealized appreciation (depreciation)	(577,645)	1,257,012	174,220	658,628	(922,321)	717,522

Net increase (decrease) in net assets resulting from operations	491,408	1,350,906	428,384	806,351	1,414,697	804,414

Distributions paid to shareholders	(3,972)	(71,715)	(154,345)	(43,949)	(38,243)	(265,213)
Net capital share transactions	(1,032,932)	(763,764)	109,484	(279,660)	(807,936)	(242,496)

Total increase (decrease) in net assets	(545,496)	515,427	383,523	482,742	568,518	296,705
Net assets:
Beginning of period	10,590,858	10,075,431	4,243,153	3,760,411	9,579,066	9,282,361

End of period	$10,045,362	$10,590,858	$4,626,676	$4,243,153	$10,147,584	$9,579,066

See end of statements of changes in net assets for footnotes.

See notes to financial statements.

250	American Funds Insurance Series

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	Capital World Growth and Income Fund[3]		Growth-Income Fund		International Growth and Income Fund

	Six months ended June 30, 2021[1]	Year ended December 31, 2020	Six months ended June 30, 2021[1]	Year ended December 31, 2020	Six months ended June 30, 2021[1]	Year ended December 31, 2020

Operations:
Net investment income (loss)	$16,801	$25,233	$236,996	$485,987	$16,881	$21,504
Net realized gain (loss)	397,808	49,687	1,973,477	359,138	88,835	(43,217)
Net unrealized appreciation (depreciation)	(202,049)	113,216	3,135,793	3,849,348	(4,169)	123,625

Net increase (decrease) in net assets resulting from operations	212,560	188,136	5,346,266	4,694,473	101,547	101,912

Distributions paid to shareholders	(56,012)	(77,584)	(564,869)	(1,429,478)	(5,031)	(21,467)
Net capital share transactions	27,179	(74,585)	(2,295,985)	(799,726)	(207,946)	(124,648)

Total increase (decrease) in net assets	183,727	35,967	2,485,412	2,465,269	(111,430)	(44,203)
Net assets:
Beginning of period	2,174,450	2,138,483	38,491,535	36,026,266	1,455,883	1,500,086

End of period	$2,358,177	$2,174,450	$40,976,947	$38,491,535	$1,344,453	$1,455,883

	Capital Income Builder		Asset Allocation Fund		Global Balanced Fund

	Six months ended June 30, 2021[1]	Year ended December 31, 2020	Six months ended June 30, 2021[1]	Year ended December 31, 2020	Six months ended June 30, 2021[1]	Year ended December 31, 2020

Operations:
Net investment income (loss)	$17,435	$27,894	$236,810	$449,205	$2,424	$4,425
Net realized gain (loss)	35,044	(42,055)	1,235,737	808,394	17,739	18,255
Net unrealized appreciation (depreciation)	55,070	60,666	1,518,448	2,005,628	5,665	18,683

Net increase (decrease) in net assets resulting from operations	107,549	46,505	2,990,995	3,263,227	25,828	41,363

Distributions paid to shareholders	(10,788)	(28,997)	(1,148,347)	(606,436)	(2,625)	(21,373)
Net capital share transactions	(155,116)	80,728	845,642	(418,795)	(21,651)	(1,808)

Total increase (decrease) in net assets	(58,355)	98,236	2,688,290	2,237,996	1,552	18,182
Net assets:
Beginning of period	1,096,952	998,716	29,657,651	27,419,655	455,132	436,950

End of period	$1,038,597	$1,096,952	$32,345,941	$29,657,651	$456,684	$455,132

See end of statements of changes in net assets for footnotes.

See notes to financial statements.

American Funds Insurance Series	251

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	The Bond Fund of America[4]		Capital World Bond Fund		American High-Income Trust[5]

	Six months ended June 30, 2021[1]	Year ended December 31, 2020	Six months ended June 30, 2021[1]	Year ended December 31, 2020	Six months ended June 30, 2021[1]	Year ended December 31, 2020

Operations:
Net investment income (loss)	$90,981	$202,752	$20,849	$41,768	$22,316	$56,258
Net realized gain (loss)	26,991	480,282	18,337	45,840	(2,293)	(51,887)
Net unrealized appreciation (depreciation)	(199,010)	299,487	(114,063)	116,992	36,667	19,323

Net increase (decrease) in net assets resulting from operations	(81,038)	982,521	(74,877)	204,600	56,690	23,694

Distributions paid to shareholders	(511,969)	(339,511)	(64,603)	(64,860)	(6,562)	(69,840)
Net capital share transactions	2,253,298	213,249	(62,631)	70,361	156,298	(352,568)

Total increase (decrease) in net assets	1,660,291	856,259	(202,111)	210,101	206,426	(398,714)
Net assets:
Beginning of period	11,407,419	10,551,160	2,338,745	2,128,644	867,579	1,266,293

End of period	$13,067,710	$11,407,419	$2,136,634	$2,338,745	$1,074,005	$867,579

	American Funds Mortgage Fund		Ultra-Short Bond Fund		U.S. Government Securities Fund[7]

	Six months ended June 30, 2021[1]	Year ended December 31, 2020	Six months ended June 30, 2021[1]	Year ended December 31, 2020	Six months ended June 30, 2021[1]	Year ended December 31, 2020

Operations:
Net investment income (loss)	$672	$2,446	$(913)	$(171)	$10,298	$20,216
Net realized gain (loss)	1,088	12,009	— [6]	—	27,671	187,696
Net unrealized appreciation (depreciation)	(3,758)	5,064	(12)	(1)	(69,617)	61,889

Net increase (decrease) in net assets resulting from operations	(1,998)	19,519	(925)	(172)	(31,648)	269,801

Distributions paid to shareholders	(11,658)	(4,820)	—	(737)	(185,422)	(77,781)
Net capital share transactions	26,638	10,410	(34,927)	92,028	122,646	(934,697)

Total increase (decrease) in net assets	12,982	25,109	(35,852)	91,119	(94,424)	(742,677)
Net assets:
Beginning of period	319,619	294,510	375,749	284,630	2,153,657	2,896,334

End of period	$332,601	$319,619	$339,897	$375,749	$2,059,233	$2,153,657

See end of statements of changes in net assets for footnotes.

See notes to financial statements.

252	American Funds Insurance Series

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	Managed Risk Growth Fund		Managed Risk International Fund		Managed Risk Washington Mutual Investors Fund[8]

	Six months ended June 30, 2021[1]	Year ended December 31, 2020	Six months ended June 30, 2021[1]	Year ended December 31, 2020	Six months ended June 30, 2021[1]	Year ended December 31, 2020

Operations:
Net investment income (loss)	$(1,010)	$962	$(402)	$662	$157	$4,092
Net realized gain (loss)	77,243	27,752	1,255	(13,879)	7,983	(64,328)
Net unrealized appreciation (depreciation)	(34,221)	110,658	3,637	19,066	22,798	56,976

Net increase (decrease) in net assets resulting from operations	42,012	139,372	4,490	5,849	30,938	(3,260)

Distributions paid to shareholders	(25,491)	(25,274)	(931)	(3,247)	(4,350)	(16,900)
Net capital share transactions	17,313	10,698	(2,961)	1,198	(19,501)	11,085

Total increase (decrease) in net assets	33,834	124,796	598	3,800	7,087	(9,075)
Net assets:
Beginning of period	564,446	439,650	169,569	165,769	356,360	365,435

End of period	$598,280	$564,446	$170,167	$169,569	$363,447	$356,360

	Managed Risk Growth-Income Fund		Managed Risk Asset Allocation Fund

	Six months ended June 30, 2021[1]	Year ended December 31, 2020	Six months ended June 30, 2021[1]	Year ended December 31, 2020

Operations:
Net investment income (loss)	$4,252	$27,259	$440	$30,915
Net realized gain (loss)	33,003	38,669	107,157	(41,687)
Net unrealized appreciation (depreciation)	176,172	145,694	121,354	161,153

Net increase (decrease) in net assets resulting from operations	213,427	211,622	228,951	150,381

Distributions paid to shareholders	(58,770)	(160,767)	(31,041)	(146,678)
Net capital share transactions	2,885	114,037	(118,439)	(57,436)

Total increase (decrease) in net assets	157,542	164,892	79,471	(53,733)
Net assets:
Beginning of period	2,434,616	2,269,724	2,778,771	2,832,504

End of period	$2,592,158	$2,434,616	$2,858,242	$2,778,771

[1]	Unaudited
[2]	Formerly Blue Chip Income and Growth Fund.
[3]	Formerly Global Growth and Income Fund.
[4]	Formerly Bond Fund.
[5]	Formerly High-Income Bond Fund.
[6]	Amount less than one thousand.
[7]	Formerly U.S. Government/AAA-Rated Securities Fund.
[8]	Formerly Managed Risk Blue Chip Income and Growth Fund.

See notes to financial statements.

American Funds Insurance Series	253

Notes to financial statements	unaudited

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company with 34 different funds (“the funds”), including 23 funds in the series covered in this report. The other 11 funds in the series are covered in separate reports. Six funds in the series are covered in the American Funds Insurance Series - Target Date Series report and five funds in the series are covered in the American Funds Insurance Series - Portfolio Series report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), five of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments — primarily short positions on exchange-traded futures contracts — to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The series reserved the right to delay implementing the reorganization and has elected to do so.

The investment objective(s) for each fund covered in this report are as follows:

Global Growth Fund — To provide long-term growth of capital.

Global Small Capitalization Fund — To provide long-term growth of capital.

Growth Fund — To provide growth of capital.

International Fund — To provide long-term growth of capital.

New World Fund — To provide long-term capital appreciation.

Washington Mutual Investors Fund (formerly Blue Chip Income and Growth Fund) — To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Capital World Growth and Income Fund (formerly Global Growth and Income Fund) — To provide long-term growth of capital while providing current income.

Growth-Income Fund — To achieve long-term growth of capital and income.

International Growth and Income Fund — To provide long-term growth of capital while providing current income.

Capital Income Builder — The two primary objectives are (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The secondary objective is to provide growth of capital.

Asset Allocation Fund — To provide high total return (including income and capital gains) consistent with preservation of capital over the long term.

Global Balanced Fund — Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

The Bond Fund of America (formerly Bond Fund) — To provide as high a level of current income as is consistent with the preservation of capital.

Capital World Bond Fund — To provide, over the long term, a high level of total return consistent with prudent investment management.

254	American Funds Insurance Series

American High-Income Trust (formerly High-Income Bond Fund)— The primary objective is to provide a high level of current income. The secondary objective is capital appreciation.

American Funds Mortgage Fund — To provide current income and preservation of capital.

Ultra-Short Bond Fund — To provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.

U.S. Government Securities Fund (formerly U.S. Government/AAA-Rated Securities Fund) — To provide a high level of current income consistent with prudent investment risk and preservation of capital.

Managed Risk Growth Fund — To provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund — To provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Washington Mutual Investors Fund (formerly Managed Risk Blue Chip Income and Growth Fund) — To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund — To achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund — To provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either four or five share classes (Classes 1, 1A, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Cash — Cash may include amounts held in an interest bearing deposit facility.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses — The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as additional information in the financial highlights tables.

American Funds Insurance Series	255

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on each fund’s ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the series’ investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

256	American Funds Insurance Series

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Capital Group Central Corporate Bond Fund (“CCBF”), a fund within the Capital Group Central Fund Series II, and Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (collectively the “Central Funds”), are each valued based upon a floating net asset value, which fluctuates with changes in the value of each fund’s portfolio securities. The underlying securities are valued based on the policies and procedures in the Central Funds’ statements of additional information. The State Street Institutional U.S. Government Money Market Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures of the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the series’ board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations and valuations of investments and futures that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

The series’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities.

American Funds Insurance Series	257

The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of June 30, 2021 (dollars in thousands):

Global Growth Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$2,901,017	$—	$—	$2,901,017
Consumer discretionary	1,711,163	—	—	1,711,163
Health care	1,098,520	—	—	1,098,520
Communication services	892,157	13,180	—	905,337
Financials	825,606	—	—	825,606
Consumer staples	514,524	—	—	514,524
Industrials	326,389	—	—	326,389
Materials	164,757	—	—	164,757
Energy	102,862	—	—	102,862
Real estate	34,101	—	—	34,101
Utilities	17,082	—	—	17,082
Preferred securities	272,014	—	—	272,014
Short-term securities	526,889	—	—	526,889

Total	$9,387,081	$13,180	$—	$9,400,261

Global Small Capitalization Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$1,192,508	$—	$1,418	$1,193,926
Health care	1,007,569	—	3	1,007,572
Consumer discretionary	892,834	35,119	—	927,953
Industrials	796,800	—	—	796,800
Financials	320,854	48,010	39,715	408,579
Consumer staples	135,810	—	—	135,810
Materials	128,417	—	—	128,417
Communication services	104,814	—	—	104,814
Utilities	78,142	—	—	78,142
Real estate	60,811	—	—	60,811
Energy	22,188	—	13,392	35,580
Preferred securities	22,095	—	76,268	98,363
Rights & warrants	—	28,173	—	28,173
Short-term securities	288,958	—	—	288,958

Total	$5,051,800	$111,302	$130,796	$5,293,898

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the six months ended June 30, 2021 (dollars in thousands):

	Beginning value at 1/1/2021	Transfers into Level 3*	Purchases	Sales	Net realized gain	Unrealized depreciation†	Transfers out of Level 3*	Ending value at 6/30/2021
Investment securities	$103,891	$—	$67,801	$(28,877)	$—	$(12,019)	$—	$130,796
Net unrealized appreciation during the period on Level 3 investment securities held at June 30, 2021								$8,254

*	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.
†	Net unrealized depreciation is included in the related amounts on investments in the fund’s statement of operations.

258	American Funds Insurance Series

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 6/30/2021	Valuation techniques	Unobservable inputs	Range (if applicable)	Weighted average*	Impact to valuation from an increase in input†
		Liquidation value	N/A	N/A	N/A	N/A
		Transaction price	N/A	N/A	N/A	N/A
Common stocks	$54,528		Price/cash flow multiple	11.3x	11.3x	Increase
		Market comparable companies	DLOM	25%	25%	Decrease
			$ per one billion Btu	$2.25	$2.25	Increase
			MMTPA	10 MMTPA	10 MMTPA	Increase
		Transaction price	N/A	N/A	N/A	N/A
			Price/Sales multiple	17.3x	17.3x	Increase
Preferred securities	76,268	Market comparable companies	EV/Sales multiple	21.1x	21.1x	Increase
			Discount to Price/Sales multiple	15%	15%	Decrease
			Revenue growth rate	86%	86%	Increase
Total	$130,796

*	Weighted average is by relative fair value.
†

This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations

Btu = British thermal unit

DLOM = Discount for lack of marketability

EV = Enterprise value

MMTPA = Million metric tonnes per annum

Growth Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Information technology	$9,485,387	$—	$6,765	$9,492,152
Communication services	8,664,763	—	—	8,664,763
Consumer discretionary	7,424,184	—	—	7,424,184
Health care	5,303,247	—	44,823	5,348,070
Industrials	3,638,141	—	—	3,638,141
Financials	2,695,927	—	—	2,695,927
Consumer staples	1,355,571	—	—	1,355,571
Materials	1,235,736	—	—	1,235,736
Energy	945,591	—	—	945,591
Utilities	249,490	—	—	249,490
Real estate	95,702	—	—	95,702
Preferred securities	34,751	—	37,008	71,759
Convertible bonds & notes	—	—	25,195	25,195
Short-term securities	1,123,350	—	—	1,123,350

Total	$42,251,840	$—	$113,791	$42,365,631

American Funds Insurance Series	259

International Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Financials	$2,009,077	$—	$—	$2,009,077
Health care	1,259,197	—	6	1,259,203
Industrials	1,251,508	—	—	1,251,508
Consumer discretionary	1,188,916	—	—	1,188,916
Information technology	1,052,541	—	—	1,052,541
Materials	778,053	—	—	778,053
Energy	736,123	—	—	736,123
Communication services	640,447	31,810	—	672,257
Consumer staples	291,612	—	—	291,612
Utilities	273,033	—	—	273,033
Real estate	17,067	—	—	17,067
Preferred securities	183,730	—	—	183,730
Rights & warrants	—	26,057	—	26,057
Short-term securities	262,095	—	—	262,095

Total	$9,943,399	$57,867	$6	$10,001,272

New World Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Common stocks:
Information technology	$914,210	$—	$496	$914,706
Health care	591,042	—	1	591,043
Consumer discretionary	584,089	—	—	584,089
Financials	546,496	—	—	546,496
Communication services	436,323	8,552	—	444,875
Materials	314,689	—	—	314,689
Industrials	274,374	—	—	274,374
Consumer staples	234,831	—	—	234,831
Energy	143,355	—	—	143,355
Real estate	89,849	—	—	89,849
Utilities	75,265	—	—	75,265
Preferred securities	39,190	—	14,736	53,926
Rights & warrants	97	8,721	—	8,818
Bonds, notes & other debt instruments	—	118,547	—	118,547
Short-term securities	238,312	—	—	238,312

Total	$4,482,122	$135,820	$15,233	$4,633,175

	Other investments*

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$147	$—	$—	$147
Unrealized appreciation on open forward currency contracts	—	69	—	69
Liabilities:
Unrealized depreciation on futures contracts	(157)	—	—	(157)

Total	$(10)	$69	$—	$59

*	Futures contracts and forward currency contracts are not included in the fund’s investment portfolio.

Washington Mutual Investors Fund

At June 30, 2021, all of the fund’s investment securities were classified as Level 1.

260	American Funds Insurance Series

Capital World Growth and Income Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$437,858	$—	$—	$437,858
Financials	345,398	—	—	345,398
Consumer discretionary	286,441	—	—	286,441
Health care	263,125	—	—	263,125
Communication services	245,461	—	—	245,461
Industrials	196,049	—	—	196,049
Consumer staples	141,552	—	—	141,552
Materials	134,666	—	—	134,666
Energy	65,162	—	—	65,162
Utilities	64,095	—	—	64,095
Real estate	51,037	—	—	51,037
Preferred securities	21,224	—	—	21,224
Rights & warrants	37	—	—	37
Convertible stocks	2,533	3,030	—	5,563
Convertible bonds & notes	—	4,635	—	4,635
Bonds, notes & other debt instruments	—	8,607	—	8,607
Short-term securities	99,886	—	—	99,886

Total	$2,354,524	$16,272	$—	$2,370,796

Growth-Income Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$9,112,848	$—	$—	$9,112,848
Communication services	6,876,506	—	—	6,876,506
Health care	4,632,505	—	—	4,632,505
Industrials	4,215,801	—	—	4,215,801
Financials	4,138,860	—	—	4,138,860
Consumer discretionary	3,592,797	—	—	3,592,797
Materials	2,001,298	—	—	2,001,298
Consumer staples	1,800,227	—	—	1,800,227
Energy	1,235,860	—	—	1,235,860
Real estate	1,050,508	—	—	1,050,508
Utilities	951,664	—	—	951,664
Convertible stocks	435,767	—	—	435,767
Bonds, notes & other debt instruments	—	13,983	—	13,983
Short-term securities	1,051,842	—	—	1,051,842

Total	$41,096,483	$13,983	$—	$41,110,466

American Funds Insurance Series	261

International Growth and Income Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$235,849	$—	$—	$235,849
Consumer discretionary	181,636	—	—	181,636
Health care	132,269	—	4	132,273
Materials	126,986	—	—	126,986
Communication services	124,953	—	—	124,953
Industrials	116,228	—	—	116,228
Information technology	115,319	—	—	115,319
Consumer staples	97,760	—	—	97,760
Utilities	57,845	—	—	57,845
Energy	42,766	—	—	42,766
Real estate	36,475	—	—	36,475
Preferred securities	13,083	—	—	13,083
Bonds, notes & other debt instruments	—	8,551	—	8,551
Short-term securities	68,410	—	—	68,410

Total	$1,349,579	$8,551	$4	$1,358,134

Capital Income Builder

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$161,170	$—	$—	$161,170
Information technology	99,453	—	—	99,453
Consumer staples	95,525	—	—	95,525
Health care	86,290	—	—	86,290
Real estate	76,977	—	—	76,977
Utilities	72,374	—	—	72,374
Energy	52,158	—	—	52,158
Materials	49,491	—	—	49,491
Communication services	47,847	—	—	47,847
Industrials	40,439	—	—	40,439
Consumer discretionary	26,508	—	—	26,508
Preferred securities	2,016	—	—	2,016
Rights & warrants	5	—	—	5
Convertible stocks	11,134	—	—	11,134
Investment funds	30,524	—	—	30,524
Convertible bonds & notes	—	536	—	536
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	81,573	—	81,573
Mortgage-backed obligations	—	35,766	—	35,766
Corporate bonds, notes & loans	—	25,440	—	25,440
Asset-backed obligations	—	5,779	—	5,779
Bonds & notes of governments & government agencies outside the U.S.	—	879	—	879
Municipals	—	265	—	265
Short-term securities	49,140	—	—	49,140

Total	$901,051	$150,238	$—	$1,051,289

262	American Funds Insurance Series

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$522	$—	$—	$522
Unrealized appreciation on interest rate swaps	—	1,167	—	1,167
Unrealized appreciation on credit default swaps	—	39	—	39
Liabilities:
Unrealized depreciation on futures contracts	(48)	—	—	(48)
Unrealized depreciation on open forward currency contracts	—	(1)	—	(1)

Total	$474	$1,205	$—	$1,679

* Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

Asset Allocation Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$5,065,489	$—	$—	$5,065,489
Financials	3,804,933	—	482	3,805,415
Health care	2,830,967	—	19,795	2,850,762
Consumer discretionary	2,661,235	—	—	2,661,235
Communication services	1,990,309	—	—	1,990,309
Consumer staples	1,946,633	—	—	1,946,633
Materials	1,485,489	—	—	1,485,489
Industrials	1,115,187	—	13,818	1,129,005
Energy	789,159	2,851	461	792,471
Real estate	603,494	—	—	603,494
Utilities	222,883	—	—	222,883
Preferred securities	—	—	317	317
Rights & warrants	395	—	—	395
Convertible stocks	110,813	47,698	—	158,511
Investment funds	1,681,198	—	—	1,681,198
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	2,313,837	—	2,313,837
Corporate bonds, notes & loans	—	2,260,005	4,961	2,264,966
Mortgage-backed obligations	—	1,788,498	—	1,788,498
Asset-backed obligations	—	310,904	—	310,904
Bonds & notes of governments & government agencies outside the U.S.	—	57,726	—	57,726
Federal agency bonds & notes	—	36,357	—	36,357
Municipals	—	29,080	—	29,080
Short-term securities	2,439,395	—	—	2,439,395

Total	$26,747,579	$6,846,956	$39,834	$33,634,369

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$901	$—	$—	$901
Unrealized appreciation on interest rate swaps	—	862	—	862
Liabilities:
Unrealized depreciation on futures contracts	(4,764)	—	—	(4,764)
Unrealized depreciation on credit default swaps	—	(382)	—	(382)

Total	$(3,863)	$480	$—	$(3,383)

*	Futures contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

American Funds Insurance Series	263

Global Balanced Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$63,030	$—	$—	$63,030
Health care	40,599	—	—	40,599
Financials	35,877	—	—	35,877
Consumer discretionary	33,324	—	—	33,324
Consumer staples	30,665	—	—	30,665
Industrials	23,765	—	—	23,765
Materials	13,670	—	—	13,670
Communication services	12,599	—	—	12,599
Real estate	11,451	—	—	11,451
Energy	10,449	—	—	10,449
Utilities	4,174	—	—	4,174
Preferred securities	1,683	—	—	1,683
Convertible stocks	1,646	—	—	1,646
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	—	64,131	—	64,131
U.S. Treasury bonds & notes	—	48,092	—	48,092
Corporate bonds, notes & loans	—	21,342	—	21,342
Mortgage-backed obligations	—	3,638	—	3,638
Municipals	—	185	—	185
Asset-backed obligations	—	87	—	87
Short-term securities	29,578	5,836	—	35,414

Total	$312,510	$143,311	$—	$455,821

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$12	$—	$—	$12
Unrealized appreciation on open forward currency contracts	—	193	—	193
Unrealized appreciation on interest rate swaps	—	13	—	13
Liabilities:
Unrealized depreciation on futures contracts	(40)	—	—	(40)
Unrealized depreciation on open forward currency contracts	—	(217)	—	(217)
Unrealized depreciation on interest rate swaps	—	(51)	—	(51)
Unrealized depreciation on credit default swaps	—	(5)	—	(5)

Total	$(28)	$(67)	$—	$(95)

* Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

The Bond Fund of America

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$6,481,108	$—	$6,481,108
Corporate bonds, notes & loans	—	3,967,956	—	3,967,956
Mortgage-backed obligations	—	1,451,531	—	1,451,531
Asset-backed obligations	—	437,918	—	437,918
Municipals	—	223,416	—	223,416
Bonds & notes of governments & government agencies outside the U.S.	—	107,689	—	107,689
Federal agency bonds & notes	—	12,620	—	12,620
Short-term securities	1,153,143	—	—	1,153,143

Total	$1,153,143	$12,682,238	$—	$13,835,381

264	American Funds Insurance Series

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$15,162	$—	$—	$15,162
Unrealized appreciation on open forward currency contracts	—	97	—	97
Unrealized appreciation on credit default swaps	—	88	—	88
Liabilities:
Unrealized depreciation on futures contracts	(21,263)	—	—	(21,263)
Unrealized depreciation on open forward currency contracts	—	(8)	—	(8)
Unrealized depreciation on interest rate swaps	—	(11,390)	—	(11,390)

Total	$(6,101)	$(11,213)	$—	$(17,314)

* Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

Capital World Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Euros	$—	$363,820	$—	$363,820
Japanese yen	—	217,699	—	217,699
Chinese yuan renminbi	—	193,519	—	193,519
British pounds	—	71,863	—	71,863
Danish kroner	—	53,121	—	53,121
Brazilian reais	—	51,869	—	51,869
Canadian dollars	—	44,977	—	44,977
Mexican pesos	—	41,782	—	41,782
Russian rubles	—	35,773	—	35,773
Australian dollars	—	26,330	—	26,330
Malaysian ringgits	—	23,238	—	23,238
Indonesian rupiah	—	14,966	—	14,966
Colombian pesos	—	11,196	—	11,196
South Korean won	—	9,283	—	9,283
Indian rupees	—	8,078	—	8,078
Czech korunas	—	7,920	—	7,920
Ukrainian hryvnia	—	7,508	—	7,508
Norwegian kroner	—	6,735	—	6,735
Ghanaian cedi	—	2,723	—	2,723
South African rand	—	2,358	—	2,358
Peruvian nuevos soles	—	1,631	—	1,631
Polish zloty	—	1,407	—	1,407
Romanian leu	—	1,295	—	1,295
U.S. dollars	—	790,146	80	790,226
Preferred securities	—	—	34	34
Common stocks	883	231	1,589	2,703
Rights & warrants	41	—	—	41
Short-term securities	123,872	29,145	—	153,017

Total	$124,796	$2,018,613	$1,703	$2,145,112

American Funds Insurance Series	265

	Other investments*

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$730	$—	$—	$730
Unrealized appreciation on open forward currency contracts	—	2,433	—	2,433
Unrealized appreciation on interest rate swaps	—	276	—	276
Liabilities:
Unrealized depreciation on futures contracts	(981)	—	—	(981)
Unrealized depreciation on open forward currency contracts	—	(8,434)	—	(8,434)
Unrealized depreciation on interest rate swaps	—	(804)	—	(804)
Unrealized depreciation on credit default swaps	—	(205)	—	(205)

Total	$(251)	$(6,734)	$—	$(6,985)

* Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio. American High-Income Trust
	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$—	$927,106	$4,737	$931,843
Other	—	1,129	—	1,129
Convertible bonds & notes	—	3,637	70	3,707
Convertible stocks	340	519	—	859
Common stocks	21,886	6,523	31,967	60,376
Preferred securities	—	2,143	719	2,862
Rights & warrants	786	620	—1	1,406
Short-term securities	62,665	—	—	62,665

Total	$85,677	$941,677	$37,493	$1,064,847

	Other investments[2]

	Level 1	Level 2	Level 3	Total

Liabilities:
Unrealized depreciation on futures contracts	$(234)	$—	$—	$(234)
Unrealized depreciation on credit default swaps	—	(219)	—	(219)

Total	$(234)	$(219)	$—	$(453)

[1]	Amount less than one thousand.
[2]	Futures contracts and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the six months ended June 30, 2021 (dollars in thousands):

	Beginning value at 1/1/2021	Transfers into Level 3[3]	Purchases	Sales	Net realized loss[4]	Unrealized appreciation[4]	Transfers out of Level 3[3]	Ending value at 6/30/2021

Investment securities	$28,783	$—	$656	$(855)	$(7,021)	$16,275	$(345)	$37,493
Net unrealized appreciation during the period on Level 3 investment securities held at June 30, 2021								$9,194

[3]

Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.

[4]	Net realized loss and unrealized appreciation are included in the related amounts on investments in the fund’s statement of operations.

266	American Funds Insurance Series

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 6/30/2021		Valuation techniques	Unobservable inputs	Range (if applicable)	Weighted average[1]	Impact to valuation from an increase in input[2]

Bonds, notes & other debt instruments				Expected sale proceeds	N/A	N/A	N/A
			Estimated recovery value	Exchange terms	N/A	N/A	N/A
	$ 4,737			Vendor price	N/A	N/A	N/A
				Par value	N/A	N/A	N/A
			Yield analysis	YTM risk premium	200 bps	200 bps	Decrease
Convertible bonds & notes	70		Transaction price	N/A	N/A	N/A	N/A
				N/A	N/A	N/A	N/A
				Exchange terms	N/A	N/A	N/A
			Estimated recovery value	Risk discount	90%	90%	Decrease
				Par value	N/A	N/A	N/A
				Adjustment based on market decline	20%	20%	Decrease
				EV/EBITDA multiple	5.9x	5.9x	Increase
Common stocks	31,967			EV/EBITDA less CapEx multiple	10.0 - 17.7x	15.6x	Increase
			Market comparable companies	Discount to EV/EBITDA less CapEx multiple	21%	21%	Decrease
				DLOM	16 - 21%	19%	Decrease
			Recent market information	Vendor price	N/A	N/A	N/A
				DLOM	16%	16%	Decrease
			Transaction price	N/A	N/A	N/A	N/A
Preferred securities	719		Market comparable companies	EV/EBITDA multiple	3.5x	3.5x	Increase
				DLOM	30%	30%	Decrease
Rights & warrants	—	[3]	Estimated recovery value	N/A	N/A	N/A	N/A
Total	$ 37,493

[1]	Weighted average is by relative fair value.
[2]

This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

[3]	Amount less than one thousand.

Key to abbreviations

CapEx = Capital expenditure

DLOM = Discount for lack of marketability

EBITDA = Earnings before income taxes, depreciation and amortization

EV = Enterprise value

YTM = Yield to maturity

American Funds Insurance Series	267

American Funds Mortgage Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$191,785	$—	$191,785
U.S. Treasury bonds & notes	—	58,655	—	58,655
Asset-backed obligations	—	11,302	—	11,302
Bonds & notes of governments & government agencies outside the U.S.	—	867	—	867
Federal agency bonds & notes	—	285	—	285
Corporate bonds, notes & loans	—	253	—	253
Short-term securities	—	178,423	—	178,423

Total	$—	$441,570	$—	$441,570

	Other investments*

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$45	$—	$—	$45
Unrealized appreciation on interest rate swaps	—	2,072	—	2,072
Liabilities:
Unrealized depreciation on futures contracts	(270)	—	—	(270)

Total	$(225)	$2,072	$—	$1,847

*	Futures contracts and interest rate swaps are not included in the fund’s investment portfolio.

Ultra-Short Bond Fund

At June 30, 2021, all of the fund’s investment securities were classified as Level 2.

U.S. Government Securities Fund

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$1,064,145	$—	$1,064,145
Mortgage-backed obligations	—	356,523	—	356,523
Federal agency bonds & notes	—	265,578	—	265,578
Short-term securities	—	501,987	—	501,987

Total	$—	$2,188,233	$—	$2,188,233

	Other investments*

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$2,742	$—	$—	$2,742
Unrealized appreciation on interest rate swaps	—	5,702	—	5,702
Liabilities:
Unrealized depreciation on futures contracts	(4,263)	—	—	(4,263)
Unrealized depreciation on interest rate swaps	—	(10,883)	—	(10,883)

Total	$(1,521)	$(5,181)	$—	$(6,702)

*	Futures contracts and interest rate swaps are not included in the fund’s investment portfolio.

Managed Risk Growth Fund

At June 30, 2021, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund

At June 30, 2021, all of the fund’s investments were classified as Level 1.

268	American Funds Insurance Series

Managed Risk Washington Mutual Investors Fund

At June 30, 2021, all of the fund’s investments were classified as Level 1.

Managed Risk Growth-Income Fund

At June 30, 2021, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund

At June 30, 2021, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of a fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — The value of a fund’s securities and income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

American Funds Insurance Series	269

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting and auditing practices and standards and different regulatory, legal and reporting requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems and accounting and auditing practices and standards than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and there may be fewer rights and remedies available to the fund and its shareholders. In addition, the economies of these countries may be dependent on relatively few industries any may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems and accounting and auditing practices and standards than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and there may be fewer rights and remedies available to a fund and its shareholders. In addition, the economies of these countries may be dependent on relatively few industries any may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from a fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

270	American Funds Insurance Series

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of a fund’s securities could cause the value of a fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose a fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for a fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. A fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce a fund’s returns and increase a fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

Currency — The prices of, and the income generated by, many debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Currency transactions — In addition to the risks generally associated with investing in derivative instruments, the use of forward currency contracts involves the risk that currency movements will not be accurately predicted by the investment adviser, which could result in losses to a fund. While entering into forward currency contracts could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. Additionally, the adviser may use forward currency contracts to increase exposure to a certain currency or to shift exposure to currency fluctuations from one country to another. Forward currency contracts may expose a fund to potential gains and losses in excess of the initial amount invested.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and a fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in future delivery contracts — A fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While a fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions increase the turnover rate of a fund.

American Funds Insurance Series	271

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce a fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to a fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in repurchase agreements — Upon entering into a repurchase agreement, a fund purchases a security from a bank or broker-dealer, which simultaneously commits to repurchase the security within a specified time at the fund’s cost with interest. The security purchased by the fund constitutes collateral for the seller’s repurchase obligation. If the party agreeing to repurchase should default, the fund may seek to sell the security it holds as collateral. The fund may incur a loss if the value of the collateral securing the repurchase obligation falls below the repurchase price. The fund may also incur disposition costs and encounter procedural delays in connection with liquidating the collateral.

Interest rate risk — The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. When a fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of a fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield and, given the current low interest rate environment, risks associated with rising rates are currently heightened.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation — A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Nondiversification risk— As nondiversified funds, certain funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. Although the funds do not intend to limit their investments to the securities of a small number of issuers, if they were to do so, poor performance by a single large holding could adversely impact the funds’ investment results more than if the funds were invested in a larger number of issuers.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

272	American Funds Insurance Series

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure — The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy. Additionally, in accordance with an exemption under the 1940 Act, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser did not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Management — The managed risk funds are subject to the risk that the managed risk strategy or the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Underlying fund risks — Because the managed risk funds’ investments consist of investments in underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed risk fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and in each of the underlying funds.

Investing in options and futures contracts — In addition to the risks generally associated with investing in derivative instruments, options and futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and, in the case of futures, futures commission merchants with which a fund transacts. Additionally, although futures require only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a futures contract could greatly exceed the initial amount invested. While both options and futures contracts are generally liquid instruments, under certain market conditions, options and futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in an options or futures contract if intraday price change limits or limits on trading volume imposed by the applicable exchange are triggered. If a fund is unable to close out a position on an options or futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the position in question. The ability of a fund to successfully utilize options and futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the options and futures in which the fund invests. If the investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the options and futures in which it invests, a fund could be exposed to the risk of loss. Whereas the risk of loss on a put option purchased by the fund is limited to the initial cost of the option, the amount of a potential loss on a futures contract could greatly exceed the relatively small initial amount invested in entering the futures position.

Hedging — There may be imperfect or even negative correlation between the prices of the options and futures contracts in which a fund invests and the prices of the underlying securities or indexes which the fund seeks to hedge. For example, options and futures contracts may not provide an effective hedge because changes in options and futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities market, on the one hand, and the options and futures markets, on the other, that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for options and futures, including technical influences in options and futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded options and futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying funds, or to those of unhedged funds in general.

American Funds Insurance Series	273

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

5. Certain investment techniques

Securities lending — Some of the funds have entered into securities lending transactions in which the funds earn income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under the securities lending agreement with the lending agent. The lending agent facilitates the exchange of securities between the lender and the borrower, generally provides protection from borrower default, marks to market the value of collateral daily, secures additional collateral from the borrower if it falls below preset terms, and may reinvest the collateral on behalf of the fund according to agreed parameters. The lending agent has indemnified the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if the borrower fails to return the securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote on proposals affecting them. The borrower is obligated to return the loaned security at the conclusion of the loan or, during the pendency of the loan, on demand from the fund.

The following table presents the value of the securities on loan, the type and value of collateral received and the value of the investment securities purchased, if any, from the cash collateral received by each fund (dollars in thousands):

		Collateral received
Funds	Value of securities on loan	Cash	U.S. government securities	Value of investment securities purchased
Global Growth Fund	$43,575	$44,595	$37	$40,135
Global Small Capitalization Fund	83,042	83,273	4,999	74,946
Growth Fund	38,885	39,687	—	35,718
International Fund	18,837	18,284	1,327	16,456
New World Fund	11,836	3,178	9,205	2,860
Washington Mutual Investors Fund	73,663	75,183	—	67,665
Capital World Growth and Income Fund	12,432	12,943	—	11,649
Growth-Income Fund	75,628	77,195	—	69,475
International Growth and Income Fund	671	705	—	634
Capital Income Builder	638	651	—	586
Asset Allocation Fund	25,453	26,046	—	23,441

Investment securities purchased from cash collateral are disclosed in the investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of collateral received under the securities lending agreement is classified as overnight and continuous.

Index-linked bonds — Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

274	American Funds Insurance Series

Mortgage dollar rolls — Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

Loan transactions — Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Short-term securities — The managed risk funds hold shares of State Street Institutional U.S. Government Money Market Fund, a cash management vehicle offered and managed by State Street Bank and Trust Company.

Unfunded commitments — Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust have participated in transactions that involve unfunded commitments, which may obligate each fund to purchase new or additional bonds and/or purchase additional shares of the applicable issuer if certain contingencies are met. As of June 30, 2021, the maximum exposure from these unfunded commitments for Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust was $187,000, $28,000 and $62,000, respectively, which would represent 0.01%, less than 0.01% and less than 0.01%, respectively, of the net assets of each fund should such commitments become due.

Options contracts — The managed risk funds have entered into options contracts, which give the holder of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option, the security underlying the option (or the cash value of the index underlying the option) at a specified price. As part of their managed risk strategy, the funds will at times purchase put options on equity indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities. By purchasing a put option on an equity index, the funds obtain the right (but not the obligation) to sell the cash value of the index underlying the option at a specified exercise price, and in return for this right, the funds pay the current market price, or the option premium, for the option.

The funds may terminate their position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the funds will lose the entire premium. If the option is exercised, the funds complete the sale of the underlying instrument (or delivers the cash value of the index underlying the option) at the exercise price. The funds may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.

Premiums paid on options purchased, as well as the daily fluctuation in market value, are included in investment securities from unaffiliated issuers in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the option contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from options contracts are recorded in investments in unaffiliated issuers in each fund’s statement of operations.

Futures contracts — Some of the funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. For the managed risk funds, futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in each fund’s statement of assets and liabilities. In addition, each fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities.

American Funds Insurance Series	275

Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations.

Forward currency contracts — Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations.

Interest rate swaps — Some of the funds have entered into interest rate swaps, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The series’ investment adviser uses interest rate swaps to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the series’ investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the series’ investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in each fund’s statement of operations.

Credit default swap indices — Some of the funds have entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The series’ investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When a fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

276	American Funds Insurance Series

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a variation margin based on the increase or decrease in the value of the centrally cleared swaps, and records variation margin in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in each fund’s statement of operations.

The following table presents the average month-end notional amounts of options contracts purchased, futures contracts, forward currency contracts, interest rate swaps and credit default swaps while held for each fund (dollars in thousands):

	Options contracts purchased	Futures contracts	Forward currency contracts	Interest rate swaps	Credit default swaps

New World Fund	Not applicable	$4,542	$3,375	Not applicable	Not applicable
Capital Income Builder	Not applicable	44,913	592	$46,133	$3,332
Asset Allocation Fund	Not applicable	1,197,946	Not applicable	89,617	117,516
Global Balanced Fund	Not applicable	33,277	29,902	8,158	2,562
The Bond Fund of America	Not applicable	4,115,606	345,829	774,224	109,530
Capital World Bond Fund	Not applicable	568,310	564,904	97,051	57,819
American High-Income Trust	Not applicable	55,713	Not applicable	Not applicable	39,045
American Funds Mortgage Fund	Not applicable	48,283	Not applicable	60,817	Not applicable
U.S. Government Securities Fund	Not applicable	1,611,010	Not applicable	1,356,334	Not applicable
Managed Risk Growth Fund	$5,123	103,958	Not applicable	Not applicable	Not applicable
Managed Risk International Fund	1,277	238,049	Not applicable	Not applicable	Not applicable
Managed Risk Washington Mutual Investors Fund	3,674	69,045	Not applicable	Not applicable	Not applicable
Managed Risk Growth-Income Fund	53,872	312,170	Not applicable	Not applicable	Not applicable
Managed Risk Asset Allocation Fund	5,776	340,005	Not applicable	Not applicable	Not applicable

The following tables identify the location and fair value amounts on the funds’ statements of assets and liabilities and/or the effect on the funds’ statements of operations resulting from the funds’ use of options, futures contracts, forward currency contracts, interest rate swaps and/or credit default swaps as of, or for the six months ended June 30, 2021 (dollars in thousands):

International Fund

		Net realized loss		Net unrealized appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Forward currency	Currency	Net realized loss on forward currency contracts	$(86)	Net unrealized appreciation on forward currency contracts	$86

See end of tables for footnotes.

American Funds Insurance Series	277

New World Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$147	Unrealized depreciation[1]	$157
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	69	Unrealized depreciation on open forward currency contracts	—

			$216		$157

		Net realized loss		Net unrealized appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized loss on futures contracts	$(101)	Net unrealized appreciation on futures contracts	$—
Forward currency	Currency	Net realized loss on forward currency contracts	(8)	Net unrealized appreciation on forward currency contracts	123

			$(109)		$123

Capital Income Builder

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$522	Unrealized depreciation[1]	$48
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	—	Unrealized depreciation on open forward currency contracts	1
Swap	Interest	Unrealized appreciation[1]	1,167	Unrealized depreciation[1]	—
Swap	Credit	Unrealized appreciation[1]	39	Unrealized depreciation[1]	—

			$1,728		$49

		Net realized (loss) gain		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized loss on futures contracts	$(1,194)	Net unrealized appreciation on futures contracts	$524
Forward currency	Currency	Net realized loss on forward currency contracts	(17)	Net unrealized appreciation on forward currency contracts	21
Swap	Interest	Net realized gain on swap contracts	371	Net unrealized appreciation on swap contracts	598
Swap	Credit	Net realized gain on swap contracts	239	Net unrealized depreciation on swap contracts	(113)

			$(601)		$1,030

See end of tables for footnotes.

278	American Funds Insurance Series

Asset Allocation Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$901	Unrealized depreciation[1]	$4,764
Swap	Interest	Unrealized appreciation[1]	862	Unrealized depreciation[1]	—
Swap	Credit	Unrealized appreciation[1]	—	Unrealized depreciation[1]	382

			$1,763		$5,146

		Net realized (loss) gain		Net unrealized (depreciation) appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized loss on futures contracts	$(916)	Net unrealized depreciation on futures contracts	$(3,091)
Swap	Interest	Net realized gain on swap contracts	1,076	Net unrealized appreciation on swap contracts	66
Swap	Credit	Net realized loss on swap contracts	(1,306)	Net unrealized depreciation on swap contracts	(382)

			$(1,146)		$(3,407)

Global Balanced Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$12	Unrealized depreciation[1]	$40
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	193	Unrealized depreciation on open forward currency contracts	217
Swap	Interest	Unrealized appreciation[1]	13	Unrealized depreciation[1]	51
Swap	Credit	Unrealized appreciation[1]	—	Unrealized depreciation[1]	5

			$218		$313

		Net realized gain (loss)		Net unrealized depreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain on futures contracts	$160	Net unrealized depreciation on futures contracts	$(31)
Forward currency	Currency	Net realized loss on forward currency contracts	(485)	Net unrealized depreciation on forward currency contracts	(22)
Swap	Interest	Net realized gain on swap contracts	17	Net unrealized depreciation on swap contracts	(59)
Swap	Credit	Net realized loss on swap contracts	(15)	Net unrealized depreciation on swap contracts	(5)

			$(323)		$(117)

See end of tables for footnotes.

American Funds Insurance Series	279

The Bond Fund of America

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$15,162	Unrealized depreciation[1]	$21,263
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	97	Unrealized depreciation on open forward currency contracts	8
Swap	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	11,390
Swap	Credit	Unrealized appreciation[1]	88	Unrealized depreciation[1]	—

			$15,347		$32,661

		Net realized gain (loss)		Net unrealized (depreciation) appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain on futures contracts	$20,928	Net unrealized depreciation on futures contracts	$(12,908)
Forward currency	Currency	Net realized gain on forward currency contracts	5,716	Net unrealized appreciation on forward currency contracts	2,696
Swap	Interest	Net realized loss on swap contracts	(15,071)	Net unrealized appreciation on swap contracts	13,671
Swap	Credit	Net realized gain on swap contracts	120	Net unrealized appreciation on swap contracts	88

			$11,693		$3,547

Capital World Bond Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$730	Unrealized depreciation[1]	$981
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	2,433	Unrealized depreciation on open forward currency contracts	8,434
Swap	Interest	Unrealized appreciation[1]	276	Unrealized depreciation[1]	804
Swap	Credit	Unrealized appreciation[1]	—	Unrealized depreciation[1]	205

			$3,439		$10,424

		Net realized loss		Net unrealized (depreciation) appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized loss on futures contracts	$(2,448)	Net unrealized depreciation on futures contracts	$(404)
Forward currency	Currency	Net realized loss on forward currency contracts	(12,193)	Net unrealized depreciation on forward currency contracts	(6,357)
Swap	Interest	Net realized loss on swap contracts	(146)	Net unrealized depreciation on swap contracts	(464)
Swap	Credit	Net realized loss on swap contracts	(916)	Net unrealized appreciation on swap contracts	462

			$(15,703)		$(6,763)

See end of tables for footnotes.

280	American Funds Insurance Series

American High-Income Trust

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$—	Unrealized depreciation[1]	$234
Swap	Credit	Unrealized appreciation[1]	—	Unrealized depreciation[1]	219

			$—		$453

		Net realized gain (loss)		Net unrealized (depreciation) appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain on futures contracts	$628	Net unrealized depreciation on futures contracts	$(215)
Swap	Credit	Net realized loss on swap contracts	(2,192)	Net unrealized appreciation on swap contracts	502

			$(1,564)		$287

American Funds Mortgage Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$45	Unrealized depreciation[1]	$270
Swap	Interest	Unrealized appreciation[1]	2,072	Unrealized depreciation[1]	—

			$2,117		$270

		Net realized gain		Net unrealized (depreciation) appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain on futures contracts	$984	Net unrealized depreciation on futures contracts	$(258)
Swap	Interest	Net realized gain on swap contracts	292	Net unrealized appreciation on swap contracts	858

			$1,276		$600

See end of tables for footnotes.

American Funds Insurance Series	281

U.S. Government Securities Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation[1]	$2,742	Unrealized depreciation[1]	$4,263
Swap	Interest	Unrealized appreciation[1]	5,702	Unrealized depreciation[1]	10,883

			$8,444		$15,146

		Net realized gain		Net unrealized depreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain on futures contracts	$5,073	Net unrealized depreciation on futures contracts	$(1,481)
Swap	Interest	Net realized gain on swap contracts	48,313	Net unrealized depreciation on swap contracts	(32,661)

			$53,386		$(34,142)

Managed Risk Growth Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$2,241	Investment securities from unaffiliated issuers	$—
Futures	Equity	Unrealized appreciation[1]	378	Unrealized depreciation[1]	—
Futures	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	(135)

			$2,619		$(135)

		Net realized gain (loss)		Net unrealized (depreciation) appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Options purchased	Equity	Net realized gain on investments in unaffiliated issuers	$—	Net unrealized depreciation on investments in unaffiliated issuers	$(671)
Futures	Currency	Net realized gain on futures contracts	31	Net unrealized appreciation on futures contracts	—
Futures	Equity	Net realized loss on futures contracts	(12,919)	Net unrealized appreciation on futures contracts	378
Futures	Interest	Net realized loss on futures contracts	(380)	Net unrealized depreciation on futures contracts	(204)

			$(13,268)		$(497)

See end of tables for footnotes.

282	American Funds Insurance Series

Managed Risk International Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$600	Investment securities from unaffiliated issuers	$—
Futures	Equity	Unrealized appreciation[1]	—	Unrealized depreciation[1]	(124)
Futures	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	(33)

			$600		$(157)

		Net realized gain (loss)		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized gain on investments in unaffiliated issuers	$—	Net unrealized depreciation on investments in unaffiliated issuers	$(72)
Futures	Currency	Net realized gain on futures contracts	130	Net unrealized appreciation on futures contracts	$—
Futures	Equity	Net realized loss on futures contracts	(1,221)	Net unrealized depreciation on futures contracts	(124)
Futures	Interest	Net realized loss on futures contracts	(101)	Net unrealized depreciation on futures contracts	(54)

			$(1,192)		$(250)

Managed Risk Washington Mutual Investors Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$1,660	Investment securities from unaffiliated issuers	$—
Futures	Equity	Unrealized appreciation[1]	285	Unrealized depreciation[1]	—
Futures	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	(83)

			$1,945		$(83)

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized gain on investments in unaffiliated issuers	$—	Net unrealized depreciation on investments in unaffiliated issuers	$(456)
Futures	Currency	Net realized gain on futures contracts	6	Net unrealized appreciation on futures contracts	—
Futures	Equity	Net realized loss on futures contracts	(7,660)	Net unrealized appreciation on futures contracts	285
Futures	Interest	Net realized loss on futures contracts	(409)	Net unrealized depreciation on futures contracts	(121)

			$(8,063)		$(292)

See end of tables for footnotes.

American Funds Insurance Series	283

Managed Risk Growth-Income Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$9,444	Investment securities from unaffiliated issuers	$—
Futures	Equity	Unrealized appreciation[1]	1,597	Unrealized depreciation[1]	—
Futures	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	(608)

			$11,041		$(608)

		Net realized (loss) gain		Net unrealized appreciation (depreciation)

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(43,319)	Net unrealized appreciation on investments in unaffiliated issuers	$772
Futures	Currency	Net realized gain on futures contracts	132	Net unrealized appreciation on futures contracts	—
Futures	Equity	Net realized loss on futures contracts	(2,180)	Net unrealized depreciation on futures contracts	(1,040)
Futures	Interest	Net realized loss on futures contracts	(1,816)	Net unrealized depreciation on futures contracts	(949)

			$(47,183)		$(1,217)

Managed Risk Asset Allocation Fund

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$2,562	Investment securities from unaffiliated issuers	$—
Futures	Equity	Unrealized appreciation[1]	419	Unrealized depreciation[1]	—
Futures	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	(540)

			$2,981		$(540)

		Net realized gain (loss)		Net unrealized (depreciation) appreciation

Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value

Options purchased	Equity	Net realized gain on investments in unaffiliated issuers	$—	Net unrealized depreciation on investments in unaffiliated issuers	$(741)
Futures	Currency	Net realized gain on futures contracts	191	Net unrealized appreciation on futures contracts	—
Futures	Equity	Net realized loss on futures contracts	(20,861)	Net unrealized appreciation on futures contracts	419
Futures	Interest	Net realized loss on futures contracts	(1,953)	Net unrealized depreciation on futures contracts	(898)

			$(22,623)		$(1,220)

[1]

Includes cumulative appreciation/depreciation on futures contracts, interest rate swaps and/or credit default swaps as reported in the applicable table following each fund’s investment portfolio. Only current day’s variation margin is reported within each fund’s statement of assets and liabilities.

[2]	Amount less than one thousand.
[3]	Includes options purchased as reported in the fund’s investment portfolio.

284	American Funds Insurance Series

Collateral — Some funds participate in a collateral program that calls for the funds to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and/or their use of futures contracts, forward currency contracts, interest rate swaps, credit default swaps and/or future delivery contracts. For securities lending, each participating fund receives collateral in exchange for lending investment securities. The lending agent may reinvest collateral from securities lending transactions according to agreed parameters. For futures contracts, interest rate swaps and credit default swaps, the program calls for each participating fund to pledge collateral for initial and variation margin by contract. For forward currency contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For future delivery contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by each participating fund, if any, is disclosed in each fund’s investment portfolio, and cash collateral pledged by each participating fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in each fund’s statement of assets and liabilities.

Rights of offset — Funds that hold forward currency contracts have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counterparty) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.

The following tables present each fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the funds’ statements of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of June 30, 2021, if close-out netting was exercised (dollars in thousands):

New World Fund

	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement

Counterparty		Available to offset	Non-cash collateral*	Cash collateral*	Net amount

Assets:
Citibank	$69	$—	$—	$—	$69
Capital Income Builder
	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement

Counterparty		Available to offset	Non-cash collateral*	Cash collateral*	Net amount

Liabilities:
HSBC Bank	$1	$—	$—	$—	$1

See end of tables for footnote.

American Funds Insurance Series	285

Global Balanced Fund

	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement

Counterparty		Available to offset	Non-cash collateral*	Cash collateral*	Net amount

Assets:
Bank of America	$10	$(10)	$—	$—	$—
Bank of New York Mellon	12	—	—	—	12
Citibank	2	(2)	—	—	—
Goldman Sachs	27	(26)	—	—	1
HSBC Bank	61	(12)	—	—	49
Morgan Stanley	29	(4)	—	—	25
Standard Chartered Bank	29	(22)	—	—	7
UBS AG	23	—	—	—	23

Total	$193	$(76)	$—	$—	$117

Liabilities:
Bank of America	$20	$(10)	$—	$—	$10
Citibank	133	(2)	—	—	131
Goldman Sachs	26	(26)	—	—	—
HSBC Bank	12	(12)	—	—	—
Morgan Stanley	4	(4)	—	—	—
Standard Chartered Bank	22	(22)	—	—	—

Total	$217	$(76)	$—	$—	$141

The Bond Fund of America
	Gross amounts recognized in the statement of assets and liabilities	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement

Counterparty		Available to offset	Non-cash collateral*	Cash collateral*	Net amount

Assets:
Goldman Sachs	$90	$—	$—	$—	$90
Morgan Stanley	7	(7)	—	—	—

Total	$97	$(7)	$—	$—	$90

Liabilities:
Morgan Stanley	$8	$(7)	$—	$—	$1

See end of tables for footnotes.

286	American Funds Insurance Series

Capital World Bond Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement

Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount

Assets:
Bank of America	$123	$(123)	$—	$—	$—
Bank of New York Mellon	80	—	—	—	80
Barclays Bank PLC	67	—	—	—	67
Citibank	367	(367)	—	—	—
Goldman Sachs	265	(265)	—	—	—
HSBC Bank	423	(423)	—	—	—
JPMorgan Chase	93	(55)	—	—	38
Morgan Stanley	344	(62)	—	(282)	—
Standard Chartered Bank	620	(620)	—	—	—
UBS AG	51	(37)	—	—	14

Total	$2,433	$(1,952)	$—	$(282)	$199

Liabilities:
Bank of America	$540	$(123)	$(301)	$—	$116
Citibank	1,203	(367)	(763)	—	73
Goldman Sachs	1,153	(265)	(784)	—	104
HSBC Bank	1,562	(423)	(1,139)	—	—
JPMorgan Chase	55	(55)	—	—	—
Morgan Stanley	62	(62)	—	—	—
Standard Chartered Bank	3,822	(620)	(3,202)	—	—
UBS AG	37	(37)	—	—	—

Total	$8,434	$(1,952)	$(6,189)	$—	$293

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended June 30, 2021, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the period, none of the funds incurred any significant interest or penalties.

Each fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income, if any, are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the funds filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the funds on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the funds record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

American Funds Insurance Series	287

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; net operating losses; non-U.S. taxes on capital gains; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

Additional tax basis disclosures for each fund are as follows (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Washington Mutual Investors Fund

As of December 31, 2020:
Undistributed ordinary income	$23,610	$—	$276,979	$4,878	$10,741	$38,218
Undistributed long-term capital gains	445,512	123,145	5,068,501	—	143,589	—
Capital loss carryforward*	—	—	—	(136,440)	—	(63,496)

As of June 30, 2021:
Gross unrealized appreciation on investments	4,818,951	2,345,875	23,076,913	3,344,703	1,836,812	2,019,310
Gross unrealized depreciation on investments	(122,078)	(63,607)	(179,233)	(205,782)	(38,585)	(119,493)
Net unrealized appreciation (depreciation) on investments	4,696,873	2,282,268	22,897,680	3,138,921	1,798,227	1,899,817

Cost of investments	4,703,388	3,011,630	19,467,951	6,862,351	2,835,007	8,320,670

	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund

As of December 31, 2020:
Undistributed ordinary income	$4,517	$161,308	$5,778	$3,530	$248,732	$646
Undistributed long-term capital gains	51,479	403,490	—	—	899,471	1,975
Capital loss carryforward*	—	—	(76,870)	(62,945)	—	—

As of June 30, 2021:
Gross unrealized appreciation on investments	569,198	17,764,038	405,480	213,505	10,140,213	110,587
Gross unrealized depreciation on investments	(24,525)	(218,650)	(27,871)	(4,531)	(171,256)	(4,872)
Net unrealized appreciation (depreciation) on investments	544,673	17,545,388	377,609	208,974	9,968,957	105,715

Cost of investments	1,826,123	23,565,078	980,525	843,729	23,664,238	350,045

See end of tables for footnote.

.

288	American Funds Insurance Series

	The Bond Fund of America	Capital World Bond Fund	American High- Income Trust	American Funds Mortgage Fund	Ultra- Short Bond Fund	U.S. Government Securities Fund

As of December 31, 2020:
Undistributed ordinary income	$293,413	$42,838	$6,554	$7,215	$—	$133,505
Undistributed long-term capital gains	218,389	21,745	—	4,438	—	51,890
Capital loss carryforward*	—	—	(247,718)	—	(1)	—

As of June 30, 2021:
Gross unrealized appreciation on investments	491,569	88,632	65,471	5,046	2	42,879
Gross unrealized depreciation on investments	(89,604)	(33,823)	(29,508)	(2,892)	(8)	(40,532)
Net unrealized appreciation (depreciation) on investments	401,965	54,809	35,963	2,154	(6)	2,347

Cost of investments	13,411,982	2,084,597	1,033,321	441,225	331,924	2,132,455

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

As of December 31, 2020:
Undistributed ordinary income	$1,371	$929	$4,349	$25,029	$31,041
Undistributed long-term capital gains	24,118	—	—	33,730	—
Capital loss carryforward*	—	(11,769)	(22,483)	—	(31,551)

As of June 30, 2021:
Gross unrealized appreciation on investments	121,402	29,430	52,391	511,295	509,810
Gross unrealized depreciation on investments	(3,358)	(970)	(4,203)	(42,801)	(1,281)
Net unrealized appreciation (depreciation) on investments	118,044	28,460	48,188	468,494	508,529

Cost of investments	479,803	141,301	314,848	2,121,829	2,350,405

*

Each fund’s capital loss carryforward will be used to offset any capital gains realized by the fund in the current year or in subsequent years. Funds with a capital loss carryforward will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

Global Growth Fund

	Six months ended June 30, 2021			Year ended December 31, 2020

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$11,038	$193,074	$204,112	$16,383	$73,033	$89,416
Class 1A	33	645	678	29	205	234
Class 2	10,860	221,402	232,262	13,463	109,286	122,749
Class 4	1,339	30,748	32,087	653	11,537	12,190

Total	$23,270	$445,869	$469,139	$30,528	$194,061	$224,589

American Funds Insurance Series	289

Global Small Capitalization Fund

	Six months ended June 30, 2021			Year ended December 31, 2020

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$—	$55,655	$55,655	$5,414	$120,074	$125,488
Class 1A	—	39	39	2	42	44
Class 2	—	60,246	60,246	5,373	140,495	145,868
Class 4	—	7,215	7,215	408	12,682	13,090

Total	$—	$123,155	$123,155	$11,197	$273,293	$284,490

Growth Fund

	Six months ended June 30, 2021			Year ended December 31, 2020

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$117,454	$2,073,422	$2,190,876	$68,600	$285,315	$353,915
Class 1A	490	9,031	9,521	141	547	688
Class 2	139,683	2,610,409	2,750,092	53,722	404,657	458,379
Class 3	1,909	35,107	37,016	860	5,433	6,293
Class 4	17,483	340,551	358,034	3,629	42,241	45,870

Total	$277,019	$5,068,520	$5,345,539	$126,952	$738,193	$865,145

International Fund

	Six months ended June 30, 2021			Year ended December 31, 2020

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$3,155	$—	$3,155	$44,223	$—	$44,223
Class 1A	2	—	2	56	—	56
Class 2	808	—	808	25,688	—	25,688
Class 3	7	—	7	157	—	157
Class 4	—	—	—	1,591	—	1,591

Total	$3,972	$—	$3,972	$71,715	$—	$71,715

New World Fund

	Six months ended June 30, 2021			Year ended December 31, 2020

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$6,440	$78,257	$84,697	$16,847	$8,752	$25,599
Class 1A	16	273	289	48	26	74
Class 2	2,577	36,498	39,075	6,570	4,233	10,803
Class 4	1,718	28,566	30,284	4,454	3,019	7,473

Total	$10,751	$143,594	$154,345	$27,919	$16,030	$43,949

290	American Funds Insurance Series

Washington Mutual Investors Fund

	Six months ended June 30, 2021			Year ended December 31, 2020

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$23,333	$—	$23,333	$100,756	$61,517	$162,273
Class 1A	387	—	387	350	134	484
Class 2	11,499	—	11,499	48,936	34,662	83,598
Class 4	3,024	—	3,024	10,866	7,992	18,858

Total	$38,243	$—	$38,243	$160,908	$104,305	$265,213

Capital World Growth and Income Fund

	Six months ended June 30, 2021			Year ended December 31, 2020

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$1,716	$16,997	$18,713	$8,987	$15,679	$24,666
Class 1A	6	67	73	28	53	81
Class 2	2,484	29,988	32,472	15,537	32,112	47,649
Class 4	318	4,436	4,754	1,576	3,612	5,188

Total	$4,524	$51,488	$56,012	$26,128	$51,456	$77,584

Growth-Income Fund

	Six months ended June 30, 2021			Year ended December 31, 2020

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$99,866	$239,575	$339,441	$381,174	$482,142	$863,316
Class 1A	71	185	256	211	265	476
Class 2	55,071	145,765	200,836	207,651	305,445	513,096
Class 3	612	1,578	2,190	2,378	3,413	5,791
Class 4	5,728	16,418	22,146	17,727	29,072	46,799

Total	$161,348	$403,521	$564,869	$609,141	$820,337	$1,429,478

International Growth and Income Fund

	Six months ended June 30, 2021			Year ended December 31, 2020

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$4,002	$—	$4,002	$17,264	$—	$17,264
Class 1A	13	—	13	38	—	38
Class 2	682	—	682	2,910	—	2,910
Class 4	334	—	334	1,255	—	1,255

Total	$5,031	$—	$5,031	$21,467	$—	$21,467

Capital Income Builder

	Six months ended June 30, 2021			Year ended December 31, 2020

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$6,287	$—	$6,287	$17,286	$—	$17,286
Class 1A	69	—	69	161	—	161
Class 2	94	—	94	181	—	181
Class 4	4,338	—	4,338	11,369	—	11,369

Total	$10,788	$—	$10,788	$28,997	$—	$28,997

American Funds Insurance Series	291

Asset Allocation Fund

	Six months ended June 30, 2021			Year ended December 31, 2020

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$164,249	$579,353	$743,602	$333,238	$79,610	$412,848
Class 1A	124	457	581	213	51	264
Class 2	41,744	154,751	196,495	80,906	22,747	103,653
Class 3	267	976	1,243	520	141	661
Class 4	42,398	164,028	206,426	67,789	21,221	89,010

Total	$248,782	$899,565	$1,148,347	$482,666	$123,770	$606,436

Global Balanced Fund

	Six months ended June 30, 2021			Year ended December 31, 2020

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$164	$502	$666	$1,746	$5,085	$6,831
Class 1A	5	15	20	29	99	128
Class 2	303	925	1,228	2,128	7,631	9,759
Class 4	175	536	711	844	3,811	4,655

Total	$647	$1,978	$2,625	$4,747	$16,626	$21,373

The Bond Fund of America

	Six months ended June 30, 2021			Year ended December 31, 2020

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$181,262	$133,858	$315,120	$185,412	$25,238	$210,650
Class 1A	258	193	451	224	31	255
Class 2	92,606	69,578	162,184	96,166	14,478	110,644
Class 4	19,437	14,777	34,214	15,659	2,303	17,962

Total	$293,563	$218,406	$511,969	$297,461	$42,050	$339,511

Capital World Bond Fund

	Six months ended June 30, 2021			Year ended December 31, 2020

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class 1	$20,468	$10,279	$30,747	$30,575	$4,335	$34,910
Class 1A	13	7	20	16	3	19
Class 2	21,199	10,855	32,054	24,602	3,871	28,473
Class 4	1,170	612	1,782	1,252	206	1,458

Total	$42,850	$21,753	$64,603	$56,445	$8,415	$64,860

292	American Funds Insurance Series

American High-Income Trust

	Six months ended June 30, 2021			Year ended December 31, 2020

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid

Class 1	$926	$—	$926	$10,071		$—	$10,071
Class 1A	8	—	8	78		—	78
Class 2	4,966	—	4,966	54,086		—	54,086
Class 3	74	—	74	799		—	799
Class 4	588	—	588	4,806		—	4,806

Total	$6,562	$—	$6,562	$69,840		$—	$69,840

American Funds Mortgage Fund

	Six months ended June 30, 2021			Year ended December 31, 2020

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid

Class 1	$5,055	$3,087	$8,142	$3,288		$263	$3,551
Class 1A	30	18	48	13		1	14
Class 2	1,260	784	2,044	722		75	797
Class 4	873	551	1,424	406		52	458

Total	$7,218	$4,440	$11,658	$4,429		$391	$4,820

Ultra-Short Bond Fund

	Six months ended June 30, 2021			Year ended December 31, 2020

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid

Class 1	$—	$—	$—	$104		$—	$104
Class 1A	—	—	—	—	†	—	—	†
Class 2	—	—	—	558		—	558
Class 3	—	—	—	8		—	8
Class 4	—	—	—	67		—	67

Total	$—	$—	$—	$737		$—	$737

U.S. Government Securities Fund

	Six months ended June 30, 2021			Year ended December 31, 2020

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid

Class 1	$24,215	$9,355	$33,570	$12,901		$3,231	$16,132
Class 1A	335	129	464	107		29	136
Class 2	92,923	36,124	129,047	40,852		11,067	51,919
Class 3	602	234	836	318		89	407
Class 4	15,448	6,057	21,505	7,195		1,992	9,187

Total	$133,523	$51,899	$185,422	$61,373		$16,408	$77,781

See end of tables for footnote.

American Funds Insurance Series	293

Managed Risk Growth Fund

	Six months ended June 30, 2021			Year ended December 31, 2020

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$43	$409	$452	$64	$374	$438
Class P2	1,329	23,710	25,039	3,441	21,395	24,836

Total	$1,372	$24,119	$25,491	$3,505	$21,769	$25,274

Managed Risk International Fund

	Six months ended June 30, 2021			Year ended December 31, 2020

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$14	$—	$14	$21	$10	$31
Class P2	917	—	917	1,913	1,303	3,216

Total	$931	$—	$931	$1,934	$1,313	$3,247

Managed Risk Washington Mutual Investors Fund

	Six months ended June 30, 2021			Year ended December 31, 2020

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$24	$—	$24	$29	$37	$66
Class P2	4,326	—	4,326	6,006	10,828	16,834

Total	$4,350	$—	$4,350	$6,035	$10,865	$16,900

Managed Risk Growth-Income Fund

	Six months ended June 30, 2021			Year ended December 31, 2020

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$21,909	$29,380	$51,289	$37,519	$103,175	$140,694
Class P2	3,122	4,359	7,481	4,874	15,199	20,073

Total	$25,031	$33,739	$58,770	$42,393	$118,374	$160,767

Managed Risk Asset Allocation Fund

	Six months ended June 30, 2021			Year ended December 31, 2020

Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class P1	$80	$—	$80	$58	$146	$204
Class P2	30,961	—	30,961	40,641	105,833	146,474

Total	$31,041	$—	$31,041	$40,699	$105,979	$146,678

†	Amount less than one thousand.

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

294	American Funds Insurance Series

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as net asset levels increase. CRMC receives investment advisory fees from the underlying funds held by the managed risk funds. These fees are included in the net effective expense ratios that are provided as additional information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waivers — CRMC is waiving a portion of its investment advisory services fees for some of the funds. During the six months ended June 30, 2021, CRMC waived $28,000 in fees for Global Growth Fund in advance of the investment advisory and service agreement that became effective May 1, 2021.

At the beginning of the year, CRMC waived a portion of its investment advisory services fees at the rates of 0.18%, 0.26%, 0.10% and 0.18% of the daily net assets of New World Fund, Capital Income Builder, Capital World Bond Fund and American Funds Mortgage Fund, respectively. Effective May 1, 2021, CRMC revised the waiver rates to 0.25% and 0.21% of the daily net assets of Capital Income Builder and American Funds Mortgage Fund, respectively. The waiver rates for New World Fund and Capital World Bond Fund were not changed.

Effective May 1, 2021, CRMC began to waive a portion of its investment advisory services fees at the rates of 0.16%, 0.23%, 0.19%, 0.19% and 0.16% of the daily net assets of Washington Mutual Investors Fund, Capital World Growth and Income Fund, The Bond Fund of America, American High-Income Trust and U.S. Government Securities Fund, respectively. During the six months ended June 30, 2021, CRMC also waived a portion of its investment advisory services fees at the rate of 0.05% of the daily net assets of each of the managed risk funds.

The waiver rates for each fund, except Global Growth Fund, will be in effect through at least May 1, 2022, and may only be modified or terminated with the approval of the series’ board. For the six months ended June 30, 2021, total investment advisory services fees waived by CRMC were $16,839,000. CRMC does not intend to recoup these waivers. Investment advisory services fees in each fund’s statement of operations are presented gross of the waivers from CRMC.

The range of rates, net asset levels and the current annualized rates of average daily net assets for each fund before and after any investment advisory services waivers (if applicable), are as follows:

	Rates		Net asset level (in billions)		For the six months ended June 30,	For the six months ended June 30,
Fund	Beginning with	Ending with	Up to	In excess of	2021, before waiver	2021, after waiver
Global Growth Fund	.690%	.445%	$.6	$8.0	.500%	.499%
Global Small Capitalization Fund	.800	.635	.6	5.0	.684	.684
Growth Fund	.500	.280	.6	34.0	.309	.309
International Fund	.690	.430	.5	21.0	.489	.489
New World Fund	.850	.580	.5	4.0	.679	.499
Washington Mutual Investors Fund	.500	.350	.6	10.5	.385	.330
Capital World Growth and Income Fund	.690	.480	.6	3.0	.586	.506
Growth-Income Fund	.500	.219	.6	34.0	.250	.250
International Growth and Income Fund	.690	.500	.5	1.5	.605	.605
Capital Income Builder	.500	.410	.6	1.0	.472	.215
Asset Allocation Fund	.500	.240	.6	21.0	.261	.261
Global Balanced Fund	.660	.510	.5	1.0	.660	.660
The Bond Fund of America	.480	.320	.6	13.0	.359	.293
Capital World Bond Fund	.570	.450	1.0	3.0	.531	.431
American High-Income Trust	.500	.420	.6	2.0	.487	.421
American Funds Mortgage Fund	.420	.290	.6	3.0	.420	.230
Ultra-Short Bond Fund	.320	.270	1.0	2.0	.320	.320
U.S. Government Securities Fund	.420	.290	.6	3.0	.355	.302
Managed Risk Growth Fund	.150		all		.150	.100
Managed Risk International Fund	.150		all		.150	.100
Managed Risk Washington Mutual Investors Fund	.150		all		.150	.100
Managed Risk Growth-Income Fund	.150		all		.150	.100
Managed Risk Asset Allocation Fund	.150		all		.150	.100

American Funds Insurance Series	295

Class-specific fees and expenses —Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 1A	0.00%	0.25%
Class 2	0.25	0.25
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

Insurance administrative services — The series has an insurance administrative services plan for Class 1A, 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement with CRMC under which each fund compensates CRMC for providing administrative services to all of the funds’ share classes except Class P1 and P2 shares. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on each fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides each fund, other than the managed risk funds, the ability to charge an administrative services fee at the annual rate of 0.05% of average daily net assets attributable to each share class. Currently each fund, other than the managed-risk funds, pays CRMC an administrative services fee at the annual rate of 0.03% of average daily net assets of each share class for CRMC’s provision of administrative services. For the managed risk funds, CRMC receives administrative services fees at an annual rate of 0.03% of average daily net assets from Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services — The managed risk funds have a subadministration agreement with Bank of New York Mellon (“BNY Mellon”) under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

296	American Funds Insurance Series

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$537
Class 1A	$—	$16	2
Class 2	5,587	Not applicable	670
Class 4	731	731	88

Total class-specific expenses	$6,318	$747	$1,297

Global Small Capitalization Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$370
Class 1A	$—	$2	—	*
Class 2	3,342	Not applicable	401
Class 4	375	375	45

Total class-specific expenses	$3,717	$377	$816

Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$2,444
Class 1A	$—	$93	11
Class 2	25,979	Not applicable	3,118
Class 3	256	Not applicable	43
Class 4	3,175	3,175	381

Total class-specific expenses	$29,410	$3,268	$5,997

International Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$830
Class 1A	$—	$13	1
Class 2	5,532	Not applicable	664
Class 3	22	Not applicable	3
Class 4	539	539	65

Total class-specific expenses	$6,093	$552	$1,563

New World Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$359
Class 1A	$—	$23	3
Class 2	1,401	Not applicable	168
Class 4	1,059	1,059	127

Total class-specific expenses	$2,460	$1,082	$657

Washington Mutual Investors Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$897
Class 1A	$—	$65	8
Class 2	4,028	Not applicable	484
Class 4	1,092	1,093	131

Total class-specific expenses	$5,120	$1,158	$1,520

Capital World Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$103
Class 1A	$—	$4	—	*
Class 2	1,692	Not applicable	203
Class 4	229	229	28

Total class-specific expenses	$1,921	$233	$334

Growth-Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$3,565
Class 1A	$—	$22	3
Class 2	18,063	Not applicable	2,167
Class 3	143	Not applicable	24
Class 4	1,918	1,918	230
Total class-specific expenses	$20,124	$1,940	$5,989

See end of tables for footnote.

American Funds Insurance Series	297

International Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$167
Class 1A	$—	$4	1
Class 2	275	Not applicable	33
Class 4	145	145	17

Total class-specific expenses	$420	$149	$218

Capital Income Builder

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$93
Class 1A	$—	$8	1
Class 2	11	Not applicable	1
Class 4	616	616	74

Total class-specific expenses	$627	$624	$169

Asset Allocation Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$2,988
Class 1A	$—	$19	2
Class 2	6,680	Not applicable	802
Class 3	30	Not applicable	5
Class 4	6,795	6,795	815

Total class-specific expenses	$13,505	$6,814	$4,612

Global Balanced Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$18
Class 1A	$—	$4	1
Class 2	262	Not applicable	31
Class 4	141	141	17

Total class-specific expenses	$403	$145	$67

The Bond Fund of America

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$1,066
Class 1A	$—	$13	1
Class 2	4,736	Not applicable	568
Class 4	947	947	114

Total class-specific expenses	$5,683	$960	$1,749

Capital World Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$175
Class 1A	$—	$1	—	*
Class 2	1,310	Not applicable	157
Class 4	75	75	9

Total class-specific expenses	$1,385	$76	$341

American High-Income Trust

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$19
Class 1A	$—	$1	—	*
Class 2	841	Not applicable	101
Class 3	9	Not applicable	2
Class 4	99	100	12

Total class-specific expenses	$949	$101	$134

American Funds Mortgage Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$34
Class 1A	$—	$2	—	*
Class 2	73	Not applicable	9
Class 4	49	49	6

Total class-specific expenses	$122	$51	$49

See end of tables for footnote.

298	American Funds Insurance Series

Ultra-Short Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$6
Class 1A	$—	$—	—	*
Class 2	344	Not applicable	41
Class 3	4	Not applicable	1
Class 4	50	50	6

Total class-specific expenses	$398	$50	$54

U.S. Government Securities Fund

Share class	Distribution services	Insurance administrative services	Administrative services

Class 1	Not applicable	Not applicable	$59
Class 1A	$—	$5	1
Class 2	1,788	Not applicable	215
Class 3	9	Not applicable	1
Class 4	313	313	37

Total class-specific expenses	$2,110	$318	$313

Managed Risk Growth Fund

Share class	Distribution services	Insurance administrative services

Class P1	Not applicable	$14
Class P2	$704	704

Total class-specific expenses	$704	$718

Managed Risk International Fund
Share class	Distribution services	Insurance administrative services

Class P1	Not applicable	$2
Class P2	$207	207

Total class-specific expenses	$207	$209

Managed Risk Washington Mutual Investors Fund

Share class	Distribution services	Insurance administrative services

Class P1	Not applicable	$2
Class P2	$447	447

Total class-specific expenses	$447	$449

Managed Risk Growth-Income Fund
Share class	Distribution services	Insurance administrative services

Class P1	Not applicable	$2,723
Class P2	$405	405

Total class-specific expenses	$405	$3,128

Managed Risk Asset Allocation Fund
Share class	Distribution services	Insurance administrative services

Class P1	Not applicable	$7
Class P2	$3,492	3,492

Total class-specific expenses	$3,492	$3,499

*	Amount less than one thousand.

Miscellaneous fee reimbursements — CRMC reimbursed a portion of miscellaneous fees and expenses for Managed Risk International Fund and Managed Risk Washington Mutual Investors Fund. These reimbursements may be adjusted or discontinued by CRMC, subject to any restrictions in the series’ prospectus. For the six months ended June 30, 2021, total fees and expenses reimbursed by CRMC were $29,000. CRMC may recoup all or a portion of these reimbursements during the current fiscal year. Fees and expenses in the fund’s statement of operations are presented gross of any reimbursements from CRMC.

American Funds Insurance Series	299

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net decrease in the value of the deferred amounts as follows (dollars in thousands):

Fund	Current fees		Increase in value of deferred amounts		Total trustees’ compensation

Global Growth Fund	$11		$13		$24
Global Small Capitalization Fund	7		8		15
Growth Fund	50		58		108
International Fund	12		16		28
New World Fund	6		6		12
Washington Mutual Investors Fund	12		15		27
Capital World Growth and Income Fund	3		3		6
Growth-Income Fund	49		59		108
International Growth and Income Fund	2		2		4
Capital Income Builder	1		2		3
Asset Allocation Fund	38		46		84
Global Balanced Fund	—	*	1		1
The Bond Fund of America	15		17		32
Capital World Bond Fund	3		3		6
American High-Income Trust	1		1		2
American Funds Mortgage Fund	—	*	1		1
Ultra-Short Bond Fund	—	*	1		1
U.S. Government Securities Fund	3		3		6
Managed Risk Growth Fund	—	*	1		1
Managed Risk International Fund	—	*	—	*	—	*
Managed Risk Washington Mutual Investors Fund	—	*	1		1
Managed Risk Growth-Income Fund	3		4		7
Managed Risk Asset Allocation Fund	4		4		8

*	Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Investments in CCBF and CCF — Some of the funds hold shares of CCBF, a corporate bond fund, and CCF, an institutional prime money market fund ,which are both managed by CRMC. CCBF seeks to provide maximum total return consistent with capital preservation and prudent risk management by investing primarily in corporate debt instruments. CCBF is used as an investment vehicle for some of the funds’ corporate bond investments. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for some of the funds’ short-term investments. Both CCBF and CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from either CCBF or CCF.

Security transactions with related funds — The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

300	American Funds Insurance Series

The following table presents purchase and sale transactions between each fund and related funds, and net realized gain or loss from such sales, if any, as of June 30, 2021 (dollars in thousands):

Fund	Purchases	Sales	Net realized gain (loss)

Global Growth Fund	$4,500	$79,532	$26,691
Global Small Capitalization Fund	15,747	154,738	87,823
Growth Fund	186,804	130,809	10,383
International Fund	397,021	106,191	12,563
New World Fund	15,120	17,173	1,426
Washington Mutual Investors Fund	567,542	853,438	154,001
Capital World Growth and Income Fund	257,890	113,136	23,458
Growth-Income Fund	131,465	568,702	102,620
International Growth and Income Fund	5	4,740	(402)
Capital Income Builder	10,152	40,799	2,286
Asset Allocation Fund	184,774	1,877,844	129,099
Global Balanced Fund	—	377	273
The Bond Fund of America	54,003	52,591	2,838
Capital World Bond Fund	291	10,268	2,050
American High-Income Trust	11,320	6,349	(1,054)

8. Committed line of credit

Global Small Capitalization Fund, New World Fund and American High-Income Trust participate with other funds managed by CRMC in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to fund shareholder redemptions. Each fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in each fund’s statement of operations. None of the funds borrowed on this line of credit at any time during the six months ended June 30, 2021.

9. Indemnifications

The series’ organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the series. In the normal course of business, the series may also enter into contracts that provide general indemnifications. Each fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the series. The risk of material loss from such claims is considered remote. Insurance policies are also available to the series’ board members and officers.

American Funds Insurance Series	301

10. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

Global Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2021
Class 1	$527,318	11,942	$204,112	4,778	$(158,953)	(3,671)	$572,477	13,049
Class 1A	1,735	40	678	16	(1,116)	(26)	1,297	30
Class 2	38,144	892	232,262	5,504	(317,411)	(7,404)	(47,005)	(1,008)
Class 4	81,971	1,925	32,087	766	(31,064)	(731)	82,994	1,960

Total net increase (decrease)	$649,168	14,799	$469,139	11,064	$(508,544)	(11,832)	$609,763	14,031

Year ended December 31, 2020
Class 1	$402,110	11,550	$89,416	2,661	$(365,952)	(11,056)	$125,574	3,155
Class 1A	4,330	121	234	7	(2,564)	(87)	2,000	41
Class 2	46,502	1,410	122,749	3,738	(613,644)	(18,242)	(444,393)	(13,094)
Class 4	96,748	2,812	12,190	377	(63,324)	(1,924)	45,614	1,265

Total net increase (decrease)	$549,690	15,893	$224,589	6,783	$(1,045,484)	(31,309)	$(271,205)	(8,633)

Global Small Capitalization Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2021
Class 1	$154,021	4,434	$55,510	1,581	$(634,189)	(18,143)	$(424,658)	(12,128)
Class 1A	514	15	39	1	(57)	(2)	496	14
Class 2	24,213	724	60,246	1,778	(233,030)	(6,938)	(148,571)	(4,436)
Class 4	51,537	1,534	7,215	212	(15,923)	(473)	42,829	1,273

Total net increase (decrease)	$230,285	6,707	$123,010	3,572	$(883,199)	(25,556)	$(529,904)	(15,277)

Year ended December 31, 2020
Class 1	$223,000	10,191	$125,091	5,146	$(466,963)	(18,580)	$(118,872)	(3,243)
Class 1A	627	24	43	2	(268)	(10)	402	16
Class 2	60,922	2,877	145,869	6,194	(409,129)	(15,839)	(202,338)	(6,768)
Class 4	35,430	1,424	13,089	554	(34,957)	(1,396)	13,562	582

Total net increase (decrease)	$319,979	14,516	$284,092	11,896	$(911,317)	(35,825)	$(307,246)	(9,413)

See end of tables for footnotes.

302	American Funds Insurance Series

Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2021
Class 1	$1,075,952	8,588	$2,187,676	19,153	$(1,206,674)	(9,637)	$2,056,954	18,104
Class 1A	33,220	269	9,521	84	(23,499)	(183)	19,242	170
Class 2	228,281	1,840	2,750,091	24,339	(1,699,878)	(13,743)	1,278,494	12,436
Class 3	1,840	14	37,016	322	(17,494)	(138)	21,362	198
Class 4	293,870	2,411	358,034	3,232	(121,262)	(1,000)	530,642	4,643

Total net increase (decrease)	$1,633,163	13,122	$5,342,338	47,130	$(3,068,807)	(24,701)	$3,906,694	35,551

Year ended December 31, 2020
Class 1	$2,322,779	26,334	$353,232	3,917	$(2,999,100)	(33,591)	$(323,089)	(3,340)
Class 1A	33,301	338	688	8	(5,835)	(64)	28,154	282
Class 2	437,349	4,937	458,379	5,218	(3,162,923)	(34,505)	(2,267,195)	(24,350)
Class 3	1,333	17	6,293	70	(37,446)	(395)	(29,820)	(308)
Class 4	325,002	3,612	45,870	534	(283,912)	(3,180)	86,960	966

Total net increase (decrease)	$3,119,764	35,238	$864,462	9,747	$(6,489,216)	(71,735)	$(2,504,990)	(26,750)

International Fund

	Sales*		Reinvestments of distributions			Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Six months ended June 30, 2021
Class 1	$209,107	8,690	$3,155	126		$(1,067,638)	(43,431)	$(855,376)	(34,615)
Class 1A	2,046	85	2	—	†	(1,865)	(77)	183	8
Class 2	125,395	5,234	808	33		(318,439)	(13,155)	(192,236)	(7,888)
Class 3	34	2	6	—	†	(2,009)	(82)	(1,969)	(80)
Class 4	49,971	2,105	—	—		(33,505)	(1,410)	16,466	695

Total net increase (decrease)	$386,553	16,116	$3,971	159		$(1,423,456)	(58,155)	$(1,032,932)	(41,880)

Year ended December 31, 2020
Class 1	$535,603	30,721	$44,223	2,049		$(963,355)	(50,229)	$(383,529)	(17,459)
Class 1A	2,754	147	56	2		(1,389)	(70)	1,421	79
Class 2	271,356	15,425	25,688	1,204		(667,572)	(33,696)	(370,528)	(17,067)
Class 3	226	12	157	7		(3,148)	(157)	(2,765)	(138)
Class 4	52,233	2,881	1,591	76		(62,187)	(3,226)	(8,363)	(269)

Total net increase (decrease)	$862,172	49,186	$71,715	3,338		$(1,697,651)	(87,378)	$(763,764)	(34,854)

See end of tables for footnotes.

American Funds Insurance Series	303

New World Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2021
Class 1	$93,960	2,855	$84,467	2,545	$(96,626)	(2,932)	$81,801	2,468
Class 1A	10,433	322	289	9	(20,757)	(631)	(10,035)	(300)
Class 2	39,057	1,202	39,075	1,191	(94,272)	(2,885)	(16,140)	(492)
Class 4	69,772	2,168	30,285	931	(46,199)	(1,425)	53,858	1,674

Total net increase (decrease)	$213,222	6,547	$154,116	4,676	$(257,854)	(7,873)	$109,484	3,350

Year ended December 31, 2020
Class 1	$80,299	3,402	$25,570	1,027	$(337,036)	(13,731)	$(231,167)	(9,302)
Class 1A	12,129	461	73	3	(1,703)	(71)	10,499	393
Class 2	102,697	3,915	10,803	447	(184,643)	(7,218)	(71,143)	(2,856)
Class 4	89,140	3,662	7,473	310	(84,462)	(3,316)	12,151	656

Total net increase (decrease)	$284,265	11,440	$43,919	1,787	$(607,844)	(24,336)	$(279,660)	(11,109)

Washington Mutual Investors Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2021
Class 1	$89,775	5,710	$23,179	1,400	$(811,744)	(50,687)	$(698,790)	(43,577)
Class 1A	83,742	5,146	387	24	(1,731)	(108)	82,398	5,062
Class 2	31,907	2,066	11,499	705	(281,699)	(18,151)	(238,293)	(15,380)
Class 4	77,303	4,987	3,024	186	(33,578)	(2,182)	46,749	2,991

Total net increase (decrease)	$282,727	17,909	$38,089	2,315	$(1,128,752)	(71,128)	$(807,936)	(50,904)

Year ended December 31, 2020
Class 1	$474,186	41,847	$161,061	11,902	$(825,919)	(67,505)	$(190,672)	(13,756)
Class 1A	15,517	1,215	484	35	(2,556)	(194)	13,445	1,056
Class 2	75,893	6,771	83,599	6,287	(337,510)	(26,379)	(178,018)	(13,321)
Class 4	148,645	12,358	18,858	1,428	(54,754)	(4,444)	112,749	9,342

Total net increase (decrease)	$714,241	62,191	$264,002	19,652	$(1,220,739)	(98,522)	$(242,496)	(16,679)

Capital World Growth and Income Fund
	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2021
Class 1	$130,801	7,265	$18,118	1,012	$(68,889)	(3,919)	$80,030	4,358
Class 1A	1,081	62	73	4	(336)	(19)	818	47
Class 2	9,471	542	32,472	1,818	(119,563)	(6,845)	(77,620)	(4,485)
Class 4	26,704	1,554	4,755	271	(7,508)	(438)	23,951	1,387

Total net increase (decrease)	$168,057	9,423	$55,418	3,105	$(196,296)	(11,221)	$27,179	1,307

Year ended December 31, 2020
Class 1	$274,643	21,210	$23,674	1,607	$(306,092)	(22,650)	$(7,775)	167
Class 1A	474	35	81	6	(266)	(18)	289	23
Class 2	48,178	3,670	47,647	3,258	(175,562)	(11,876)	(79,737)	(4,948)
Class 4	26,989	1,950	5,189	362	(19,540)	(1,418)	12,638	894

Total net increase (decrease)	$350,284	26,865	$76,591	5,233	$(501,460)	(35,962)	$(74,585)	(3,864)

See end of tables for footnotes.

304	American Funds Insurance Series

Growth-Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2021
Class 1	$433,686	7,284	$338,978	5,480	$(2,416,869)	(40,085)	$(1,644,205)	(27,321)
Class 1A	2,806	48	256	4	(1,220)	(21)	1,842	31
Class 2	75,035	1,294	200,835	3,293	(1,029,661)	(17,541)	(753,791)	(12,954)
Class 3	355	6	2,190	35	(10,322)	(174)	(7,777)	(133)
Class 4	148,625	2,562	22,147	368	(62,826)	(1,091)	107,946	1,839

Total net increase (decrease)	$660,507	11,194	$564,406	9,180	$(3,520,898)	(58,912)	$(2,295,985)	(38,538)

Year ended December 31, 2020
Class 1	$1,892,111	42,172	$862,018	17,198	$(2,883,447)	(61,087)	$(129,318)	(1,717)
Class 1A	4,637	94	476	9	(1,475)	(30)	3,638	73
Class 2	252,743	5,452	513,097	10,416	(1,497,209)	(30,770)	(731,369)	(14,902)
Class 3	2,002	41	5,790	116	(23,231)	(465)	(15,439)	(308)
Class 4	174,576	3,682	46,799	965	(148,613)	(3,153)	72,762	1,494

Total net increase (decrease)	$2,326,069	51,441	$1,428,180	28,704	$(4,553,975)	(95,505)	$(799,726)	(15,360)

International Growth and Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2021
Class 1	$29,279	1,443	$3,971	194	$(232,053)	(11,524)	$(198,803)	(9,887)
Class 1A	1,287	64	13	1	(232)	(12)	1,068	53
Class 2	3,953	200	683	33	(17,914)	(910)	(13,278)	(677)
Class 4	10,770	548	334	16	(8,037)	(411)	3,067	153

Total net increase (decrease)	$45,289	2,255	$5,001	244	$(258,236)	(12,857)	$(207,946)	(10,358)

Year ended December 31, 2020
Class 1	$78,373	5,478	$17,128	948	$(179,914)	(10,267)	$(84,413)	(3,841)
Class 1A	977	66	38	2	(791)	(49)	224	19
Class 2	13,943	970	2,909	161	(63,267)	(3,635)	(46,415)	(2,504)
Class 4	17,701	1,130	1,255	70	(13,000)	(825)	5,956	375

Total net increase (decrease)	$110,994	7,644	$21,330	1,181	$(256,972)	(14,776)	$(124,648)	(5,951)

See end of tables for footnotes.

American Funds Insurance Series	305

Capital Income Builder

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2021
Class 1	$49,189	4,272	$6,287	542	$(232,354)	(19,691)	$(176,878)	(14,877)
Class 1A	321	28	69	6	(151)	(13)	239	21
Class 2	2,740	238	94	8	(277)	(25)	2,557	221
Class 4	38,267	3,351	4,338	374	(23,639)	(2,061)	18,966	1,664

Total net increase (decrease)	$90,517	7,889	$10,788	930	$(256,421)	(21,790)	$(155,116)	(12,971)

Year ended December 31, 2020
Class 1	$237,195	24,206	$17,285	1,757	$(178,753)	(18,572)	$75,727	7,391
Class 1A	809	80	161	16	(340)	(34)	630	62
Class 2	2,017	200	181	18	(286)	(28)	1,912	190
Class 4	49,099	4,860	11,369	1,158	(58,009)	(5,855)	2,459	163

Total net increase (decrease)	$289,120	29,346	$28,996	2,949	$(237,388)	(24,489)	$80,728	7,806

Asset Allocation Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2021
Class 1	$619,470	22,174	$743,601	26,463	$(866,828)	(31,216)	$496,243	17,421
Class 1A	1,793	65	581	21	(996)	(37)	1,378	49
Class 2	58,876	2,153	196,496	7,078	(322,437)	(11,724)	(67,065)	(2,493)
Class 3	848	30	1,243	44	(1,235)	(44)	856	30
Class 4	353,897	12,936	206,427	7,487	(146,094)	(5,389)	414,230	15,034

Total net increase (decrease)	$1,034,884	37,358	$1,148,348	41,093	$(1,337,590)	(48,410)	$845,642	30,041

Year ended December 31, 2020
Class 1	$1,817,230	79,909	$412,849	16,378	$(2,437,918)	(107,604)	$(207,839)	(11,317)
Class 1A	4,177	174	264	10	(1,862)	(81)	2,579	103
Class 2	109,553	4,668	103,653	4,169	(595,244)	(25,445)	(382,038)	(16,608)
Class 3	914	38	661	26	(4,390)	(184)	(2,815)	(120)
Class 4	410,135	17,490	89,009	3,606	(327,826)	(14,043)	171,318	7,053

Total net increase (decrease)	$2,342,009	102,279	$606,436	24,189	$(3,367,240)	(147,357)	$(418,795)	(20,889)

See end of tables for footnotes.

306	American Funds Insurance Series

Global Balanced Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2021
Class 1	$4,134	283	$666	44	$(34,106)	(2,374)	$(29,306)	(2,047)
Class 1A	679	46	20	2	(86)	(6)	613	42
Class 2	3,617	250	1,228	82	(11,829)	(810)	(6,984)	(478)
Class 4	16,927	1,176	711	48	(3,612)	(252)	14,026	972

Total net increase (decrease)	$25,357	1,755	$2,625	176	$(49,633)	(3,442)	$(21,651)	(1,511)

Year ended December 31, 2020
Class 1	$29,379	2,319	$6,831	491	$(35,963)	(2,860)	$247	(50)
Class 1A	379	27	127	9	(183)	(13)	323	23
Class 2	10,289	792	9,760	704	(28,821)	(2,185)	(8,772)	(689)
Class 4	11,783	881	4,655	339	(10,044)	(767)	6,394	453

Total net increase (decrease)	$51,830	4,019	$21,373	1,543	$(75,011)	(5,825)	$(1,808)	(263)

The Bond Fund of America

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2021
Class 1	$1,938,652	168,484	$312,925	27,791	$(329,786)	(28,255)	$1,921,791	168,020
Class 1A	2,848	245	451	40	(1,244)	(106)	2,055	179
Class 2	150,108	13,024	162,183	14,611	(128,895)	(11,224)	183,396	16,411
Class 4	142,549	12,420	34,213	3,096	(30,706)	(2,679)	146,056	12,837

Total net increase (decrease)	$2,234,157	194,173	$509,772	45,538	$(490,631)	(42,264)	$2,253,298	197,447

Year ended December 31, 2020
Class 1	$1,499,439	128,201	$208,932	17,767	$(1,735,112)	(150,736)	$(26,741)	(4,768)
Class 1A	3,563	306	255	22	(1,431)	(124)	2,387	204
Class 2	397,055	34,256	110,645	9,541	(449,029)	(39,506)	58,671	4,291
Class 4	242,089	20,999	17,962	1,553	(81,119)	(7,132)	178,932	15,420

Total net increase (decrease)	$2,142,146	183,762	$337,794	28,883	$(2,266,691)	(197,498)	$213,249	15,147

Capital World Bond Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2021
Class 1	$90,907	7,206	$30,543	2,487	$(255,983)	(20,296)	$(134,533)	(10,603)
Class 1A	144	11	20	2	(132)	(10)	32	3
Class 2	61,906	4,952	32,054	2,632	(24,529)	(1,974)	69,431	5,610
Class 4	9,678	787	1,782	148	(9,021)	(731)	2,439	204

Total net increase (decrease)	$162,635	12,956	$64,399	5,269	$(289,665)	(23,011)	$(62,631)	(4,786)

Year ended December 31, 2020
Class 1	$279,297	22,900	$34,711	2,801	$(244,497)	(20,428)	$69,511	5,273
Class 1A	323	26	18	1	(135)	(11)	206	16
Class 2	104,127	8,595	28,474	2,321	(140,860)	(11,802)	(8,259)	(886)
Class 4	21,389	1,754	1,457	120	(13,943)	(1,171)	8,903	703

Total net increase (decrease)	$405,136	33,275	$64,660	5,243	$(399,435)	(33,412)	$70,361	5,106

See end of tables for footnotes.

American Funds Insurance Series	307

American High-Income Trust

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2021
Class 1	$154,429	14,958	$875	85	$(10,038)	(994)	$145,266	14,049
Class 1A	305	31	8	1	(207)	(21)	106	11
Class 2	13,574	1,369	4,966	492	(30,792)	(3,106)	(12,252)	(1,245)
Class 3	467	46	74	7	(591)	(59)	(50)	(6)
Class 4	72,347	6,628	588	53	(49,707)	(4,557)	23,228	2,124

Total net increase (decrease)	$241,122	23,032	$6,511	638	$(91,335)	(8,737)	$156,298	14,933

Year ended December 31, 2020
Class 1	$18,985	2,117	$9,529	992	$(390,999)	(43,725)	$(362,485)	(40,616)
Class 1A	408	43	78	8	(220)	(23)	266	28
Class 2	18,520	1,972	54,086	5,739	(68,277)	(7,320)	4,329	391
Class 3	733	76	799	83	(1,434)	(151)	98	8
Class 4	103,183	9,989	4,806	465	(102,765)	(9,921)	5,224	533

Total net increase (decrease)	$141,829	14,197	$69,298	7,287	$(563,695)	(61,140)	$(352,568)	(39,656)

Mortgage Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2021
Class 1	$22,141	2,002	$8,143	764	$(13,236)	(1,205)	$17,048	1,561
Class 1A	537	49	48	4	(233)	(21)	352	32
Class 2	4,543	413	2,044	192	(3,289)	(300)	3,298	305
Class 4	7,418	683	1,423	136	(2,901)	(268)	5,940	551

Total net increase (decrease)	$34,639	3,147	$11,658	1,096	$(19,659)	(1,794)	$26,638	2,449

Year ended December 31, 2020
Class 1	$68,523	6,189	$3,551	321	$(68,907)	(6,295)	$3,167	215
Class 1A	899	81	14	1	(274)	(24)	639	58
Class 2	7,728	703	797	72	(9,799)	(891)	(1,274)	(116)
Class 4	24,189	2,227	458	42	(16,769)	(1,535)	7,878	734

Total net increase (decrease)	$101,339	9,200	$4,820	436	$(95,749)	(8,745)	$10,410	891

See end of tables for footnotes.

308	American Funds Insurance Series

Ultra-Short Bond Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Six months ended June 30, 2021
Class 1	$5,876	520	$—		—		$(12,519)	(1,108)	$(6,643)	(588)
Class 1A	—	—	—		—		—	—	—	—
Class 2	50,156	4,568	—		—		(80,950)	(7,375)	(30,794)	(2,807)
Class 3	542	49	—		—		(521)	(47)	21	2
Class 4	22,155	2,003	—		—		(19,666)	(1,778)	2,489	225

Total net increase (decrease)	$78,729	7,140	$—		—		$(113,656)	(10,308)	$(34,927)	(3,168)

Year ended December 31, 2020
Class 1	$32,173	2,840	$104		9		$(17,960)	(1,586)	$14,317	1,263
Class 1A	—	—	—	†	—	†	—	—	— †	— †
Class 2	162,780	14,772	558		50		(104,954)	(9,527)	58,384	5,295
Class 3	2,553	229	8		1		(1,439)	(129)	1,122	101
Class 4	51,028	4,586	67		6		(32,890)	(2,958)	18,205	1,634

Total net increase (decrease)	$248,534	22,427	$737		66		$(157,243)	(14,200)	$92,028	8,293

U.S. Government Securities Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2021
Class 1	$34,853	2,735	$32,361	2,771	$(82,460)	(6,462)	$(15,246)	(956)
Class 1A	2,726	213	464	40	(1,820)	(149)	1,370	104
Class 2	75,188	5,936	129,048	11,192	(59,432)	(4,766)	144,804	12,362
Class 3	129	10	836	72	(855)	(67)	110	15
Class 4	50,451	4,007	21,504	1,868	(80,347)	(6,400)	(8,392)	(525)

Total net increase (decrease)	$163,347	12,901	$184,213	15,943	$(224,914)	(17,844)	$122,646	11,000

Year ended December 31, 2020
Class 1	$194,142	14,793	$15,787	1,214	$(1,305,241)	(98,066)	$(1,095,312)	(82,059)
Class 1A	3,400	259	136	11	(2,557)	(195)	979	75
Class 2	211,715	16,419	51,919	4,038	(245,761)	(18,789)	17,873	1,668
Class 3	2,382	183	407	31	(1,812)	(139)	977	75
Class 4	301,535	23,299	9,187	715	(169,936)	(13,051)	140,786	10,963

Total net increase (decrease)	$713,174	54,953	$77,436	6,009	$(1,725,307)	(130,240)	$(934,697)	(69,278)

Managed Risk Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2021
Class P1	$1,457	82	$452	26	$(2,346)	(132)	$(437)	(24)
Class P2	25,688	1,464	25,039	1,458	(32,977)	(1,879)	17,750	1,043

Total net increase (decrease)	$27,145	1,546	$25,491	1,484	$(35,323)	(2,011)	$17,313	1,019

Year ended December 31, 2020
Class P1	$3,987	282	$438	32	$(1,595)	(110)	$2,830	204
Class P2	54,142	3,714	24,836	1,828	(71,110)	(4,841)	7,868	701

Total net increase (decrease)	$58,129	3,996	$25,274	1,860	$(72,705)	(4,951)	$10,698	905

See end of tables for footnotes.

American Funds Insurance Series	309

Managed Risk International Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2021
Class P1	$486	42	$14	1	$(400)	(36)	$100	7
Class P2	5,401	487	917	81	(9,379)	(836)	(3,061)	(268)

Total net increase (decrease)	$5,887	529	$931	82	$(9,779)	(872)	$(2,961)	(261)

Year ended December 31, 2020
Class P1	$1,063	104	$31	3	$(311)	(30)	$783	77
Class P2	14,905	1,575	3,216	348	(17,706)	(1,759)	415	164

Total net increase (decrease)	$15,968	1,679	$3,247	351	$(18,017)	(1,789)	$1,198	241

Managed Risk Washington Mutual Investors Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2021
Class P1	$457	39	$24	2	$(161)	(14)	$320	27
Class P2	3,961	333	4,326	357	(28,108)	(2,395)	(19,821)	(1,705)

Total net increase (decrease)	$4,418	372	$4,350	359	$(28,269)	(2,409)	$(19,501)	(1,678)

Year ended December 31, 2020
Class P1	$947	85	$66	7	$(241)	(23)	$772	69
Class P2	24,832	2,333	16,834	1,640	(31,353)	(2,866)	10,313	1,107

Total net increase (decrease)	$25,779	2,418	$16,900	1,647	$(31,594)	(2,889)	$11,085	1,176

Managed Risk Growth-Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2021
Class P1	$29,746	2,054	$51,289	3,458	$(76,683)	(5,259)	$4,352	253
Class P2	8,779	612	7,481	508	(17,727)	(1,218)	(1,467)	(98)

Total net increase (decrease)	$38,525	2,666	$58,770	3,966	$(94,410)	(6,477)	$2,885	155

Year ended December 31, 2020
Class P1	$92,644	6,852	$140,694	11,020	$(143,917)	(10,953)	$89,421	6,919
Class P2	24,533	1,843	20,073	1,584	(19,990)	(1,489)	24,616	1,938

Total net increase (decrease)	$117,177	8,695	$160,767	12,604	$(163,907)	(12,442)	$114,037	8,857

See end of tables for footnotes.

310	American Funds Insurance Series

Managed Risk Asset Allocation Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2021
Class P1	$595	41	$80	5	$(106)	(7)	$569	39
Class P2	26,974	1,915	30,961	2,147	(176,943)	(12,616)	(119,008)	(8,554)

Total net increase (decrease)	$27,569	1,956	$31,041	2,152	$(177,049)	(12,623)	$(118,439)	(8,515)

Year ended December 31, 2020
Class P1	$3,275	256	$204	16	$(622)	(45)	$2,857	227
Class P2	73,918	5,805	146,474	12,155	(280,685)	(21,952)	(60,293)	(3,992)

Total net increase (decrease)	$77,193	6,061	$146,678	12,171	$(281,307)	(21,997)	$(57,436)	(3,765)

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

American Funds Insurance Series	311

11.	Investment transactions and other disclosures

The following tables present additional information for each fund for the six months ended June 30, 2021 (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Washington Mutual Investors Fund

Purchases of investment securities*	$913,466	$900,763	$6,005,499	$2,709,411	$1,019,151	$7,267,924
Sales of investment securities*	949,187	1,622,002	6,886,699	3,545,484	1,017,212	8,150,667
Non-U.S. taxes paid on dividend income	3,512	1,456	4,658	7,227	2,231	484
Non-U.S. taxes paid on interest income	—	—	—	—	14	—
Non-U.S. taxes paid on realized gains	179	2,021	—	6,391	737	—
Non-U.S. taxes provided on unrealized appreciation	6,444	12,511	—	24,162	14,066	—

	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund

Purchases of investment securities*	$1,478,038	$5,484,959	$167,107	$523,544	$21,136,320	$86,190
Sales of investment securities*	1,498,711	7,965,628	395,655	642,464	21,161,542	101,578
Non-U.S. taxes paid on dividend income	1,578	6,463	1,595	866	5,080	199
Non-U.S. taxes paid on interest income	—	—	—	—	—	8
Non-U.S. taxes paid (refunded) on realized gains	2,560	(4)	—	61	1,639	(4)
Non-U.S. taxes provided on unrealized appreciation	710	—	—	129	1,684	23

	The Bond Fund of America	Capital World Bond Fund	American High- Income Trust	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund

Purchases of investment securities*	$33,592,753	$795,119	$416,447	$1,214,361	$—	$3,261,101
Sales of investment securities*	35,530,547	961,754	272,957	1,235,058	—	3,722,994
Non-U.S. taxes paid on interest income	56	218	10	—	—	—
Non-U.S. taxes paid on realized gains	—	32	—	—	—	—
Non-U.S. taxes provided on unrealized appreciation	—	77	—	—	—	—

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Purchases of investment securities*	$145,064	$20,990	$38,330	$158,090	$98,352
Sales of investment securities*	106,135	26,559	69,372	227,340	193,491

*	Excludes short-term securities and U.S. government obligations, if any.

12.	Ownership concentration

At June 30, 2021, American Funds Insurance Series–Portfolio Series - Managed Risk Growth and Income Portfolio held 21% and 15% of the outstanding shares of American Funds Insurance Series - Capital Income Builder and American Funds Insurance Series - Capital World Growth and Income Fund, respectively. In addition, American Funds Insurance Series - Portfolio Series - Managed Risk Global Allocation Portfolio held 25% of the outstanding shares of American Funds Insurance Series - Global Balanced Fund.

312	American Funds Insurance Series

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[2]		Ratio of net income to average net assets

Global Growth Fund

Class 1:
6/30/2021[3,4]	$41.16	$.12	$4.67	$4.79	$(.12)	$(2.17)	$(2.29)	$43.66	11.76%[5]	$4,080	.55%[6]		.54%[6]
12/31/2020	32.57	.20	9.56	9.76	(.21)	(.96)	(1.17)	41.16	30.79	3,309	.56		.59
12/31/2019	25.74	.32	8.60	8.92	(.41)	(1.68)	(2.09)	32.57	35.61	2,515	.56		1.07
12/31/2018	30.51	.29	(2.65)	(2.36)	(.28)	(2.13)	(2.41)	25.74	(8.81)	1,942	.55		.98
12/31/2017	24.05	.26	7.30	7.56	(.26)	(.84)	(1.10)	30.51	31.80	2,010	.55		.94
12/31/2016	26.39	.25	(.14)	.11	(.29)	(2.16)	(2.45)	24.05	.87	1,630	.56		1.00

Class 1A:
6/30/2021[3,4]	41.02	.06	4.66	4.72	(.11)	(2.17)	(2.28)	43.46	11.62 [5]	14	.80	[6]	.29	[6]
12/31/2020	32.47	.12	9.52	9.64	(.13)	(.96)	(1.09)	41.02	30.49	12	.81		.34
12/31/2019	25.69	.25	8.55	8.80	(.34)	(1.68)	(2.02)	32.47	35.22	8	.81		.83
12/31/2018	30.46	.23	(2.66)	(2.43)	(.21)	(2.13)	(2.34)	25.69	(9.02)	5	.80		.77
12/31/2017[3,7]	24.50	.11	6.94	7.05	(.25)	(.84)	(1.09)	30.46	29.13 [5]	2	.80	[6]	.39	[6]

Class 2:
6/30/2021[3,4]	40.72	.06	4.62	4.68	(.11)	(2.17)	(2.28)	43.12	11.60 [5]	4,602	.80	[6]	.28	[6]
12/31/2020	32.24	.12	9.44	9.56	(.12)	(.96)	(1.08)	40.72	30.47	4,387	.81		.34
12/31/2019	25.50	.24	8.51	8.75	(.33)	(1.68)	(2.01)	32.24	35.28	3,895	.81		.83
12/31/2018	30.24	.22	(2.63)	(2.41)	(.20)	(2.13)	(2.33)	25.50	(9.04)	3,306	.80		.73
12/31/2017	23.85	.19	7.23	7.42	(.19)	(.84)	(1.03)	30.24	31.47	4,012	.80		.69
12/31/2016	26.19	.18	(.14)	.04	(.22)	(2.16)	(2.38)	23.85	.62	3,483	.81		.76

Class 4:
6/30/2021[3,4]	40.45	.01	4.58	4.59	(.09)	(2.17)	(2.26)	42.78	11.47 [5]	648	1.05	[6]	.04	[6]
12/31/2020	32.05	.03	9.38	9.41	(.05)	(.96)	(1.01)	40.45	30.17	533	1.06		.09
12/31/2019	25.39	.17	8.45	8.62	(.28)	(1.68)	(1.96)	32.05	34.87	382	1.06		.57
12/31/2018	30.13	.14	(2.60)	(2.46)	(.15)	(2.13)	(2.28)	25.39	(9.24)	249	1.05		.47
12/31/2017	23.81	.10	7.22	7.32	(.16)	(.84)	(1.00)	30.13	31.11	211	1.05		.37
12/31/2016	26.16	.12	(.14)	(.02)	(.17)	(2.16)	(2.33)	23.81	.37	94	1.06		.50

See end of tables for footnotes.

American Funds Insurance Series	313

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment (loss) income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net (loss) income to average net assets

Global Small Capitalization Fund

Class 1:
6/30/2021[3,4]	$32.64	$(.02)	$3.56	$3.54	$—	$(.77)	$(.77)	$35.41	10.86%[5]	$2,164		.74%[6]		(.13)%[6]
12/31/2020	26.80	(.01)	7.49	7.48	(.05)	(1.59)	(1.64)	32.64	30.04	2,391		.75		(.06)
12/31/2019	21.75	.12	6.61	6.73	(.10)	(1.58)	(1.68)	26.80	31.84	2,050		.75		.48
12/31/2018	25.38	.11	(2.51)	(2.40)	(.09)	(1.14)	(1.23)	21.75	(10.31)	1,453		.73		.42
12/31/2017	20.24	.12	5.17	5.29	(.15)	—	(.15)	25.38	26.22	1,639		.73		.54
12/31/2016	24.41	.12	.17	.29	(.11)	(4.35)	(4.46)	20.24	2.35	1,532		.74		.57

Class 1A:
6/30/2021[3,4]	32.49	(.06)	3.54	3.48	—	(.77)	(.77)	35.20	10.73 [5]	2		.99	[6]	(.35)[6]
12/31/2020	26.74	(.09)	7.48	7.39	(.05)	(1.59)	(1.64)	32.49	29.72	1		.99		(.33)
12/31/2019	21.71	.05	6.61	6.66	(.05)	(1.58)	(1.63)	26.74	31.56	1		.99		.22
12/31/2018	25.36	.05	(2.52)	(2.47)	(.04)	(1.14)	(1.18)	21.71	(10.56)	—	[8]	.98		.21
12/31/2017[3,7]	20.70	.08	4.71	4.79	(.13)	—	(.13)	25.36	23.19 [5]	—	[8]	.96	[6]	.35 [6]

Class 2:
6/30/2021[3,4]	31.56	(.06)	3.44	3.38	—	(.77)	(.77)	34.17	10.72 [5]	2,720		.99	[6]	(.39)[6]
12/31/2020	26.02	(.08)	7.25	7.17	(.04)	(1.59)	(1.63)	31.56	29.72	2,653		1.00		(.31)
12/31/2019	21.16	.05	6.43	6.48	(.04)	(1.58)	(1.62)	26.02	31.52	2,363		1.00		.22
12/31/2018	24.72	.04	(2.44)	(2.40)	(.02)	(1.14)	(1.16)	21.16	(10.55)	2,056		.98		.17
12/31/2017	19.72	.06	5.04	5.10	(.10)	—	(.10)	24.72	25.89	2,551		.98		.27
12/31/2016	23.90	.07	.15	.22	(.05)	(4.35)	(4.40)	19.72	2.10	2,303		.99		.31

Class 4:
6/30/2021[3,4]	31.67	(.10)	3.45	3.35	—	(.77)	(.77)	34.25	10.56 [5]	334		1.24	[6]	(.62)[6]
12/31/2020	26.16	(.14)	7.27	7.13	(.03)	(1.59)	(1.62)	31.67	29.39	268		1.25		(.56)
12/31/2019	21.28	(.01)	6.47	6.46	— [9]	(1.58)	(1.58)	26.16	31.24	206		1.25		(.04)
12/31/2018	24.91	(.02)	(2.46)	(2.48)	(.01)	(1.14)	(1.15)	21.28	(10.80)	146		1.24		(.08)
12/31/2017	19.91	— [9]	5.09	5.09	(.09)	—	(.09)	24.91	25.62	125		1.23		— [10]
12/31/2016	24.11	.01	.16	.17	(.02)	(4.35)	(4.37)	19.91	1.85	42		1.24		.03

See end of tables for footnotes.

314	American Funds Insurance Series

Financial highlights (continued)

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[2]		Ratio of net income (loss) to average net assets

Growth Fund

Class 1:
6/30/2021[3,4]	$120.22	$.25	$14.79	$15.04	$(.16)	$(16.81)	$(16.97)	$118.29	13.03%[5]	$17,535	.35%[6]		.40%[6]
12/31/2020	81.22	.43	41.28	41.71	(.53)	(2.18)	(2.71)	120.22	52.45	15,644	.35		.46
12/31/2019	69.96	.83	19.63	20.46	(.76)	(8.44)	(9.20)	81.22	31.11	10,841	.35		1.09
12/31/2018	77.85	.64	.25	.89	(.54)	(8.24)	(8.78)	69.96	(.01)	8,474	.34		.81
12/31/2017	67.29	.55	17.89	18.44	(.55)	(7.33)	(7.88)	77.85	28.62	8,100	.35		.75
12/31/2016	68.02	.67	5.40	6.07	(.67)	(6.13)	(6.80)	67.29	9.77	6,931	.35		1.03

Class 1A:
6/30/2021[3,4]	119.59	.10	14.69	14.79	(.12)	(16.81)	(16.93)	117.45	12.87 [5]	79	.60	[6]	.16	[6]
12/31/2020	80.92	.20	41.05	41.25	(.40)	(2.18)	(2.58)	119.59	52.07	60	.60		.21
12/31/2019	69.77	.65	19.55	20.20	(.61)	(8.44)	(9.05)	80.92	30.79	18	.60		.85
12/31/2018	77.74	.47	.24	.71	(.44)	(8.24)	(8.68)	69.77	(.26)	10	.59		.60
12/31/2017[3,7]	68.84	.35	16.38	16.73	(.50)	(7.33)	(7.83)	77.74	25.47 [5]	3	.59	[6]	.47	[6]

Class 2:
6/30/2021[3,4]	119.18	.09	14.65	14.74	(.11)	(16.81)	(16.92)	117.00	12.87 [5]	21,673	.60	[6]	.15	[6]
12/31/2020	80.57	.19	40.89	41.08	(.29)	(2.18)	(2.47)	119.18	52.10	20,594	.60		.21
12/31/2019	69.48	.63	19.47	20.10	(.57)	(8.44)	(9.01)	80.57	30.77	15,885	.60		.83
12/31/2018	77.35	.44	.27	.71	(.34)	(8.24)	(8.58)	69.48	(.25)	13,701	.59		.55
12/31/2017	66.92	.37	17.76	18.13	(.37)	(7.33)	(7.70)	77.35	28.28	15,716	.60		.50
12/31/2016	67.69	.51	5.36	5.87	(.51)	(6.13)	(6.64)	66.92	9.49	13,978	.60		.78

Class 3:
6/30/2021[3,4]	121.13	.14	14.91	15.05	(.13)	(16.81)	(16.94)	119.24	12.91 [5]	298	.53	[6]	.22	[6]
12/31/2020	81.84	.26	41.56	41.82	(.35)	(2.18)	(2.53)	121.13	52.20	279	.53		.28
12/31/2019	70.44	.69	19.77	20.46	(.62)	(8.44)	(9.06)	81.84	30.86	213	.53		.90
12/31/2018	78.32	.50	.26	.76	(.40)	(8.24)	(8.64)	70.44	(.18)	187	.52		.62
12/31/2017	67.67	.42	17.98	18.40	(.42)	(7.33)	(7.75)	78.32	28.39	212	.53		.57
12/31/2016	68.37	.56	5.42	5.98	(.55)	(6.13)	(6.68)	67.67	9.56	183	.53		.85

Class 4:
6/30/2021[3,4]	117.24	(.06)	14.40	14.34	(.08)	(16.81)	(16.89)	114.69	12.74 [5]	2,829	.85	[6]	(.10)[6]
12/31/2020	79.41	(.04)	40.24	40.20	(.19)	(2.18)	(2.37)	117.24	51.71	2,347	.85		(.04)
12/31/2019	68.64	.44	19.19	19.63	(.42)	(8.44)	(8.86)	79.41	30.44	1,513	.85		.59
12/31/2018	76.56	.24	.28	.52	(.20)	(8.24)	(8.44)	68.64	(.50)	1,076	.84		.31
12/31/2017	66.41	.18	17.61	17.79	(.31)	(7.33)	(7.64)	76.56	27.99	954	.85		.25
12/31/2016	67.26	.34	5.32	5.66	(.38)	(6.13)	(6.51)	66.41	9.22	458	.85		.53

See end of tables for footnotes.

American Funds Insurance Series	315

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[2]		Ratio of net income to average net assets

International Fund

Class 1:
6/30/2021[3,4]	$23.64	$.14	$.97	$1.11	$(.01)	$—	$(.01)	$24.74	4.71%[5]	$5,060	.55%[6]		1.17%[6]
12/31/2020	20.86	.14	2.82	2.96	(.18)	—	(.18)	23.64	14.28	5,652	.55		.71
12/31/2019	17.66	.30	3.74	4.04	(.34)	(.50)	(.84)	20.86	23.21	5,353	.54		1.54
12/31/2018	21.71	.34	(2.97)	(2.63)	(.40)	(1.02)	(1.42)	17.66	(12.94)	4,811	.53		1.62
12/31/2017	16.82	.26	5.16	5.42	(.30)	(.23)	(.53)	21.71	32.46	5,014	.53		1.33
12/31/2016	18.08	.27	.30	.57	(.28)	(1.55)	(1.83)	16.82	3.78	3,652	.54		1.57

Class 1A:
6/30/2021[3,4]	23.55	.12	.96	1.08	— [9]	—	— [9]	24.63	4.61 [5]	10	.80	[6]	.97	[6]
12/31/2020	20.80	.08	2.81	2.89	(.14)	—	(.14)	23.55	13.96	10	.80		.43
12/31/2019	17.62	.25	3.72	3.97	(.29)	(.50)	(.79)	20.80	22.90	7	.79		1.27
12/31/2018	21.67	.27	(2.93)	(2.66)	(.37)	(1.02)	(1.39)	17.62	(13.11)	5	.78		1.32
12/31/2017[3,7]	17.17	.09	4.93	5.02	(.29)	(.23)	(.52)	21.67	29.46 [5]	2	.77	[6]	.43	[6]

Class 2:
6/30/2021[3,4]	23.54	.11	.97	1.08	— [9]	—	— [9]	24.62	4.61 [5]	4,492	.80	[6]	.94	[6]
12/31/2020	20.78	.09	2.80	2.89	(.13)	—	(.13)	23.54	13.97	4,481	.80		.46
12/31/2019	17.60	.25	3.72	3.97	(.29)	(.50)	(.79)	20.78	22.88	4,311	.79		1.29
12/31/2018	21.63	.29	(2.95)	(2.66)	(.35)	(1.02)	(1.37)	17.60	(13.13)	3,875	.78		1.40
12/31/2017	16.76	.22	5.13	5.35	(.25)	(.23)	(.48)	21.63	32.14	4,422	.78		1.10
12/31/2016	18.02	.23	.30	.53	(.24)	(1.55)	(1.79)	16.76	3.53	3,710	.79		1.35

Class 3:
6/30/2021[3,4]	23.69	.12	.99	1.11	(.01)	—	(.01)	24.79	4.67 [5]	24	.73	[6]	1.00	[6]
12/31/2020	20.92	.10	2.81	2.91	(.14)	—	(.14)	23.69	14.00	25	.73		.53
12/31/2019	17.70	.27	3.75	4.02	(.30)	(.50)	(.80)	20.92	23.05	25	.72		1.37
12/31/2018	21.75	.31	(2.98)	(2.67)	(.36)	(1.02)	(1.38)	17.70	(13.10)	24	.71		1.48
12/31/2017	16.85	.23	5.17	5.40	(.27)	(.23)	(.50)	21.75	32.23	31	.71		1.17
12/31/2016	18.11	.24	.30	.54	(.25)	(1.55)	(1.80)	16.85	3.57	27	.72		1.42

Class 4:
6/30/2021[3,4]	23.25	.08	.96	1.04	—	—	—	24.29	4.47 [5]	459	1.05	[6]	.71	[6]
12/31/2020	20.54	.04	2.76	2.80	(.09)	—	(.09)	23.25	13.66	423	1.05		.21
12/31/2019	17.40	.20	3.69	3.89	(.25)	(.50)	(.75)	20.54	22.67	379	1.04		1.03
12/31/2018	21.42	.23	(2.93)	(2.70)	(.30)	(1.02)	(1.32)	17.40	(13.41)	295	1.03		1.13
12/31/2017	16.64	.11	5.16	5.27	(.26)	(.23)	(.49)	21.42	31.89	289	1.03		.55
12/31/2016	17.93	.18	.29	.47	(.21)	(1.55)	(1.76)	16.64	3.21	66	1.04		1.03

See end of tables for footnotes.

316	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[11]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers[2]		Ratio of expenses to average net assets after waivers[2,11]		Ratio of net income to average net assets[11]

New World Fund

Class 1:
6/30/2021[3,4]	$31.59	$.14	$3.07	$3.21	$(.09)	$(1.07)	$(1.16)	$33.64	10.21%[5]	$2,542	.74%[6]		.56%[6]		.85%[6]
12/31/2020	25.84	.15	5.93	6.08	(.06)	(.27)	(.33)	31.59	23.89	2,309	.76		.64		.58
12/31/2019	20.98	.28	5.79	6.07	(.29)	(.92)	(1.21)	25.84	29.47	2,129	.76		.76		1.18
12/31/2018	25.30	.27	(3.65)	(3.38)	(.27)	(.67)	(.94)	20.98	(13.83)	1,702	.77		.77		1.11
12/31/2017	19.72	.26	5.59	5.85	(.27)	—	(.27)	25.30	29.73	2,050	.77		.77		1.14
12/31/2016	18.87	.24	.81	1.05	(.20)	—	(.20)	19.72	5.59	1,743	.78		.78		1.25

Class 1A:
6/30/2021[3,4]	31.43	.07	3.07	3.14	(.06)	(1.07)	(1.13)	33.44	10.05 [5]	9	.99	[6]	.81	[6]	.46	[6]
12/31/2020	25.74	.07	5.92	5.99	(.03)	(.27)	(.30)	31.43	23.63	18	1.01		.87		.26
12/31/2019	20.92	.22	5.76	5.98	(.24)	(.92)	(1.16)	25.74	29.11	4	1.01		1.01		.92
12/31/2018	25.25	.21	(3.64)	(3.43)	(.23)	(.67)	(.90)	20.92	(14.02)	2	1.02		1.02		.91
12/31/2017[3,7]	20.14	.13	5.24	5.37	(.26)	—	(.26)	25.25	26.72 [5]	1	1.00	[6]	1.00	[6]	.53	[6]

Class 2:
6/30/2021[3,4]	31.25	.10	3.04	3.14	(.08)	(1.07)	(1.15)	33.24	10.09 [5]	1,163	.99	[6]	.81	[6]	.59	[6]
12/31/2020	25.59	.08	5.87	5.95	(.02)	(.27)	(.29)	31.25	23.58	1,109	1.01		.89		.34
12/31/2019	20.79	.22	5.73	5.95	(.23)	(.92)	(1.15)	25.59	29.15	981	1.01		1.01		.93
12/31/2018	25.07	.20	(3.61)	(3.41)	(.20)	(.67)	(.87)	20.79	(14.04)	843	1.02		1.02		.85
12/31/2017	19.54	.20	5.55	5.75	(.22)	—	(.22)	25.07	29.44	1,055	1.02		1.02		.89
12/31/2016	18.71	.19	.79	.98	(.15)	—	(.15)	19.54	5.26	911	1.03		1.03		1.00

Class 4:
6/30/2021[3,4]	31.04	.06	3.00	3.06	(.06)	(1.07)	(1.13)	32.97	9.92 [5]	913	1.24	[6]	1.06	[6]	.35	[6]
12/31/2020	25.47	.02	5.83	5.85	(.01)	(.27)	(.28)	31.04	23.29	807	1.26		1.14		.08
12/31/2019	20.71	.16	5.70	5.86	(.18)	(.92)	(1.10)	25.47	28.82	646	1.26		1.26		.67
12/31/2018	24.99	.14	(3.59)	(3.45)	(.16)	(.67)	(.83)	20.71	(14.25)	464	1.27		1.27		.61
12/31/2017	19.51	.14	5.52	5.66	(.18)	—	(.18)	24.99	29.06	427	1.27		1.27		.61
12/31/2016	18.69	.14	.80	.94	(.12)	—	(.12)	19.51	5.04	240	1.28		1.28		.75

See end of tables for footnotes.

American Funds Insurance Series	317

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[11]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers[2]		Ratio of expenses to average net assets after waivers[2,11]		Ratio of net income to average net assets[11]

Washington Mutual Investors Fund

Class 1:
6/30/2021[3,4]	$14.35	$.13	$2.04	$2.17	$(.06)	$—	$(.06)	$16.46	15.14%[5]	$5,803	.42%[6]		.37%[6]		1.66%[6]
12/31/2020	13.56	.25	.95	1.20	(.26)	(.15)	(.41)	14.35	9.04	5,684	.43		.43		2.00
12/31/2019	12.38	.30	2.25	2.55	(.30)	(1.07)	(1.37)	13.56	21.66	5,559	.42		.42		2.28
12/31/2018	14.96	.31	(1.44)	(1.13)	(.31)	(1.14)	(1.45)	12.38	(8.45)	4,810	.41		.41		2.13
12/31/2017	13.53	.32	1.96	2.28	(.32)	(.53)	(.85)	14.96	17.30	5,581	.41		.41		2.27
12/31/2016	12.62	.31	1.97	2.28	(.29)	(1.08)	(1.37)	13.53	19.06	5,099	.41		.41		2.39

Class 1A:
6/30/2021[3,4]	14.28	.12	2.02	2.14	(.06)	—	(.06)	16.36	15.00 [5]	111	.67	[6]	.57	[6]	1.48	[6]
12/31/2020	13.51	.23	.93	1.16	(.24)	(.15)	(.39)	14.28	8.79	25	.67		.67		1.78
12/31/2019	12.35	.26	2.24	2.50	(.27)	(1.07)	(1.34)	13.51	21.35	9	.67		.67		2.03
12/31/2018	14.94	.26	(1.42)	(1.16)	(.29)	(1.14)	(1.43)	12.35	(8.67)	3	.66		.66		1.84
12/31/2017[3,7]	13.75	.28	1.75	2.03	(.31)	(.53)	(.84)	14.94	15.21 [5]	1	.65	[6]	.65	[6]	2.01	[6]

Class 2:
6/30/2021[3,4]	14.15	.11	2.02	2.13	(.06)	—	(.06)	16.22	15.03 [5]	3,283	.67	[6]	.62	[6]	1.41	[6]
12/31/2020	13.39	.22	.91	1.13	(.22)	(.15)	(.37)	14.15	8.68	3,082	.68		.68		1.75
12/31/2019	12.24	.26	2.22	2.48	(.26)	(1.07)	(1.33)	13.39	21.38	3,093	.67		.67		2.03
12/31/2018	14.80	.27	(1.42)	(1.15)	(.27)	(1.14)	(1.41)	12.24	(8.66)	2,850	.66		.66		1.88
12/31/2017	13.39	.28	1.94	2.22	(.28)	(.53)	(.81)	14.80	17.04	3,551	.66		.66		2.02
12/31/2016	12.51	.28	1.94	2.22	(.26)	(1.08)	(1.34)	13.39	18.70	3,412	.66		.66		2.16

Class 4:
6/30/2021[3,4]	14.06	.09	2.00	2.09	(.05)	—	(.05)	16.10	14.88 [5]	951	.92	[6]	.87	[6]	1.16	[6]
12/31/2020	13.31	.19	.91	1.10	(.20)	(.15)	(.35)	14.06	8.47	788	.93		.93		1.51
12/31/2019	12.19	.23	2.20	2.43	(.24)	(1.07)	(1.31)	13.31	21.03	621	.92		.92		1.78
12/31/2018	14.77	.23	(1.42)	(1.19)	(.25)	(1.14)	(1.39)	12.19	(8.92)	368	.91		.91		1.62
12/31/2017	13.39	.25	1.93	2.18	(.27)	(.53)	(.80)	14.77	16.70	247	.91		.91		1.76
12/31/2016	12.53	.24	1.96	2.20	(.26)	(1.08)	(1.34)	13.39	18.49	132	.91		.91		1.81

See end of tables for footnotes.

318	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[11]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers[2]		Ratio of expenses to average net assets after waivers[2,11]		Ratio of net income to average net assets[11]

Capital World Growth and Income Fund

Class 1:
6/30/2021[3,4]	$16.67	$.15	$1.53	$1.68	$(.04)	$(.40)	$(.44)	$17.91	10.06%[5]	$785		.63%[6]		.55%[6]		1.71%[6]
12/31/2020	15.92	.22	1.14	1.36	(.23)	(.38)	(.61)	16.67	9.03	657		.66		.66		1.49
12/31/2019	13.02	.31	3.67	3.98	(.32)	(.76)	(1.08)	15.92	31.39	625		.65		.65		2.08
12/31/2018	15.81	.29	(1.62)	(1.33)	(.28)	(1.18)	(1.46)	13.02	(9.36)	492		.63		.63		1.94
12/31/2017	13.02	.35	3.06	3.41	(.36)	(.26)	(.62)	15.81	26.40	485		.63		.63		2.43
12/31/2016	12.35	.28	.66	.94	(.27)	—	(.27)	13.02	7.61	571		.63		.63		2.18

Class 1A:
6/30/2021[3,4]	16.62	.14	1.51	1.65	(.03)	(.40)	(.43)	17.84	9.94 [5]	3		.88	[6]	.80	[6]	1.56	[6]
12/31/2020	15.88	.18	1.13	1.31	(.19)	(.38)	(.57)	16.62	8.78	2		.90		.90		1.23
12/31/2019	13.00	.26	3.68	3.94	(.30)	(.76)	(1.06)	15.88	31.04	2		.90		.90		1.77
12/31/2018	15.81	.26	(1.63)	(1.37)	(.26)	(1.18)	(1.44)	13.00	(9.62)	1		.88		.88		1.74
12/31/2017[3,7]	13.21	.18	3.03	3.21	(.35)	(.26)	(.61)	15.81	24.54 [5]	—	[8]	.84	[6]	.84	[6]	1.20	[6]

Class 2:
6/30/2021[3,4]	16.63	.13	1.53	1.66	(.03)	(.40)	(.43)	17.86	9.98 [5]	1,368		.88	[6]	.81	[6]	1.45	[6]
12/31/2020	15.89	.18	1.13	1.31	(.19)	(.38)	(.57)	16.63	8.73	1,349		.91		.91		1.23
12/31/2019	12.99	.27	3.68	3.95	(.29)	(.76)	(1.05)	15.89	31.14	1,366		.90		.90		1.84
12/31/2018	15.78	.26	(1.63)	(1.37)	(.24)	(1.18)	(1.42)	12.99	(9.63)	1,228		.88		.88		1.70
12/31/2017	13.00	.31	3.05	3.36	(.32)	(.26)	(.58)	15.78	26.06	1,538		.88		.88		2.11
12/31/2016	12.33	.25	.65	.90	(.23)	—	(.23)	13.00	7.34	1,405		.88		.88		1.98

Class 4:
6/30/2021[3,4]	16.35	.10	1.51	1.61	(.03)	(.40)	(.43)	17.53	9.82 [5]	202		1.13	[6]	1.05	[6]	1.22	[6]
12/31/2020	15.63	.14	1.12	1.26	(.16)	(.38)	(.54)	16.35	8.55	166		1.16		1.16		.97
12/31/2019	12.81	.23	3.61	3.84	(.26)	(.76)	(1.02)	15.63	30.73	145		1.15		1.15		1.56
12/31/2018	15.60	.21	(1.60)	(1.39)	(.22)	(1.18)	(1.40)	12.81	(9.89)	95		1.13		1.13		1.43
12/31/2017	12.89	.22	3.08	3.30	(.33)	(.26)	(.59)	15.60	25.83	79		1.14		1.14		1.49
12/31/2016	12.26	.21	.65	.86	(.23)	—	(.23)	12.89	7.04	16		1.13		1.13		1.63

See end of tables for footnotes.

American Funds Insurance Series	319

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[2]		Ratio of net income to average net assets

Growth-Income Fund

Class 1:
6/30/2021[3,4]	$55.38	$.38	$7.53	$7.91	$(.25)	$(.60)	$(.85)	$62.44	14.30%[5]	$24,114	.29%[6]		1.30%[6]
12/31/2020	50.71	.75	6.02	6.77	(.80)	(1.30)	(2.10)	55.38	13.81	22,903	.29		1.52
12/31/2019	45.39	1.00	10.40	11.40	(.92)	(5.16)	(6.08)	50.71	26.46	21,057	.29		2.05
12/31/2018	50.22	.84	(1.25)	(.41)	(.84)	(3.58)	(4.42)	45.39	(1.55)	16,783	.28		1.65
12/31/2017	44.41	.81	8.89	9.70	(.78)	(3.11)	(3.89)	50.22	22.68	15,765	.28		1.69
12/31/2016	45.40	.79	4.09	4.88	(.75)	(5.12)	(5.87)	44.41	11.80	12,588	.29		1.79

Class 1A:
6/30/2021[3,4]	55.16	.31	7.48	7.79	(.23)	(.60)	(.83)	62.12	14.14 [5]	20	.54	[6]	1.06	[6]
12/31/2020	50.54	.63	5.99	6.62	(.70)	(1.30)	(2.00)	55.16	13.55	16	.54		1.28
12/31/2019	45.28	.89	10.36	11.25	(.83)	(5.16)	(5.99)	50.54	26.14	11	.54		1.82
12/31/2018	50.15	.72	(1.25)	(.53)	(.76)	(3.58)	(4.34)	45.28	(1.78)	7	.53		1.43
12/31/2017[3,7]	45.39	.67	7.96	8.63	(.76)	(3.11)	(3.87)	50.15	19.83 [5]	2	.52	[6]	1.41	[6]

Class 2:
6/30/2021[3,4]	54.66	.30	7.42	7.72	(.23)	(.60)	(.83)	61.55	14.14 [5]	14,983	.54	[6]	1.05	[6]
12/31/2020	50.08	.62	5.93	6.55	(.67)	(1.30)	(1.97)	54.66	13.54	14,012	.54		1.27
12/31/2019	44.90	.87	10.27	11.14	(.80)	(5.16)	(5.96)	50.08	26.14	13,586	.53		1.80
12/31/2018	49.71	.71	(1.23)	(.52)	(.71)	(3.58)	(4.29)	44.90	(1.79)	12,035	.53		1.40
12/31/2017	44.00	.68	8.80	9.48	(.66)	(3.11)	(3.77)	49.71	22.38	13,930	.53		1.45
12/31/2016	45.04	.67	4.05	4.72	(.64)	(5.12)	(5.76)	44.00	11.51	12,854	.54		1.54

Class 3:
6/30/2021[3,4]	55.49	.33	7.53	7.86	(.23)	(.60)	(.83)	62.52	14.19 [5]	165	.47	[6]	1.12	[6]
12/31/2020	50.81	.66	6.02	6.68	(.70)	(1.30)	(2.00)	55.49	13.60	154	.47		1.34
12/31/2019	45.47	.91	10.43	11.34	(.84)	(5.16)	(6.00)	50.81	26.24	156	.46		1.87
12/31/2018	50.29	.75	(1.25)	(.50)	(.74)	(3.58)	(4.32)	45.47	(1.72)	140	.46		1.47
12/31/2017	44.47	.72	8.90	9.62	(.69)	(3.11)	(3.80)	50.29	22.47	168	.46		1.52
12/31/2016	45.46	.71	4.09	4.80	(.67)	(5.12)	(5.79)	44.47	11.59	156	.47		1.61

Class 4:
6/30/2021[3,4]	53.99	.23	7.32	7.55	(.21)	(.60)	(.81)	60.73	14.00 [5]	1,695	.79	[6]	.81	[6]
12/31/2020	49.52	.49	5.85	6.34	(.57)	(1.30)	(1.87)	53.99	13.25	1,407	.79		1.02
12/31/2019	44.47	.74	10.18	10.92	(.71)	(5.16)	(5.87)	49.52	25.86	1,216	.79		1.56
12/31/2018	49.31	.58	(1.23)	(.65)	(.61)	(3.58)	(4.19)	44.47	(2.05)	899	.78		1.15
12/31/2017	43.73	.56	8.73	9.29	(.60)	(3.11)	(3.71)	49.31	22.08	827	.78		1.19
12/31/2016	44.82	.56	4.02	4.58	(.55)	(5.12)	(5.67)	43.73	11.25	495	.79		1.29

See end of tables for footnotes.

320	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[2]		Ratio of net income to average net assets

International Growth and Income Fund

Class 1:
6/30/2021[3,4]	$19.01	$.24	$1.13	$1.37	$(.07)	$—	$(.07)	$20.31	7.20%[5]	$995	.67%[6]		2.39%[6]
12/31/2020	18.18	.27	.85	1.12	(.29)	—	(.29)	19.01	6.24	1,120	.68		1.70
12/31/2019	15.35	.46	3.03	3.49	(.47)	(.19)	(.66)	18.18	23.06	1,140	.66		2.73
12/31/2018	17.72	.45	(2.39)	(1.94)	(.43)	—	(.43)	15.35	(11.00)	1,034	.65		2.62
12/31/2017	14.48	.46	3.20	3.66	(.42)	—	(.42)	17.72	25.31	1,121	.66		2.75
12/31/2016	14.72	.43	(.19)	.24	(.42)	(.06)	(.48)	14.48	1.71	820	.68		2.93

Class 1A:
6/30/2021[3,4]	18.97	.21	1.13	1.34	(.06)	—	(.06)	20.25	7.08 [5]	4	.91	[6]	2.18	[6]
12/31/2020	18.15	.22	.85	1.07	(.25)	—	(.25)	18.97	5.98	3	.93		1.38
12/31/2019	15.33	.41	3.04	3.45	(.44)	(.19)	(.63)	18.15	22.76	2	.91		2.41
12/31/2018	17.70	.41	(2.39)	(1.98)	(.39)	—	(.39)	15.33	(11.24)	2	.90		2.35
12/31/2017[3,7]	14.69	.34	3.08	3.42	(.41)	—	(.41)	17.70	23.36 [5]	2	.91	[6]	1.99	[6]

Class 2:
6/30/2021[3,4]	18.95	.21	1.12	1.33	(.06)	—	(.06)	20.22	7.02 [5]	222	.91	[6]	2.17	[6]
12/31/2020	18.12	.23	.85	1.08	(.25)	—	(.25)	18.95	6.01	221	.93		1.43
12/31/2019	15.30	.42	3.02	3.44	(.43)	(.19)	(.62)	18.12	22.76	257	.91		2.49
12/31/2018	17.66	.41	(2.38)	(1.97)	(.39)	—	(.39)	15.30	(11.23)	230	.90		2.38
12/31/2017	14.43	.43	3.17	3.60	(.37)	—	(.37)	17.66	25.03	276	.91		2.60
12/31/2016	14.68	.40	(.21)	.19	(.38)	(.06)	(.44)	14.43	1.44	244	.93		2.72

Class 4:
6/30/2021[3,4]	18.82	.19	1.11	1.30	(.06)	—	(.06)	20.06	6.88 [5]	123	1.16	[6]	1.93	[6]
12/31/2020	18.01	.19	.83	1.02	(.21)	—	(.21)	18.82	5.73	112	1.18		1.19
12/31/2019	15.22	.37	3.01	3.38	(.40)	(.19)	(.59)	18.01	22.47	101	1.16		2.18
12/31/2018	17.58	.36	(2.36)	(2.00)	(.36)	—	(.36)	15.22	(11.46)	71	1.15		2.10
12/31/2017	14.38	.37	3.18	3.55	(.35)	—	(.35)	17.58	24.72	63	1.16		2.24
12/31/2016	14.63	.36	(.19)	.17	(.36)	(.06)	(.42)	14.38	1.18	37	1.18		2.43

See end of tables for footnotes.

American Funds Insurance Series	321

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[11]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers[2]		Ratio of expenses to average net assets after waivers[2,11]		Ratio of net income to average net assets[11]

Capital Income Builder

Class 1:
6/30/2021[3,4]	$10.87	$.19	$.88	$1.07	$(.13)	$—	$(.13)	$11.81	9.85%[5]	$499		.53%[6]		.27%[6]		3.31%[6]
12/31/2020	10.73	.31	.15	.46	(.32)	—	(.32)	10.87	4.64	621		.53		.35		3.07
12/31/2019	9.37	.32	1.36	1.68	(.32)	—	(.32)	10.73	18.16	533		.53		.53		3.17
12/31/2018	10.40	.31	(1.00)	(.69)	(.32)	(.02)	(.34)	9.37	(6.77)	317		.54		.54		3.08
12/31/2017	9.46	.32	.93	1.25	(.31)	—	(.31)	10.40	13.29	254		.54		.54		3.21
12/31/2016	9.40	.32	.07	.39	(.33)	—	(.33)	9.46	4.17	156		.54		.54		3.39

Class 1A:
6/30/2021[3,4]	10.86	.18	.87	1.05	(.11)	—	(.11)	11.80	9.72 [5]	7		.78	[6]	.52	[6]	3.09	[6]
12/31/2020	10.72	.28	.16	.44	(.30)	—	(.30)	10.86	4.38	6		.78		.60		2.81
12/31/2019	9.36	.29	1.37	1.66	(.30)	—	(.30)	10.72	17.90	6		.78		.78		2.84
12/31/2018	10.39	.28	(.99)	(.71)	(.30)	(.02)	(.32)	9.36	(7.01)	2		.79		.79		2.82
12/31/2017[3,7]	9.57	.27	.84	1.11	(.29)	—	(.29)	10.39	11.72 [5]	1		.79	[6]	.79	[6]	2.63	[6]

Class 2:
6/30/2021[3,4]	10.87	.18	.87	1.05	(.11)	—	(.11)	11.81	9.72 [5]	11		.78	[6]	.52	[6]	3.11	[6]
12/31/2020	10.72	.29	.16	.45	(.30)	—	(.30)	10.87	4.48	8		.78		.60		2.83
12/31/2019	9.36	.30	1.35	1.65	(.29)	—	(.29)	10.72	17.89	6		.78		.78		2.91
12/31/2018	10.40	.28	(1.00)	(.72)	(.30)	(.02)	(.32)	9.36	(7.08)	4		.79		.79		2.83
12/31/2017	9.46	.29	.93	1.22	(.28)	—	(.28)	10.40	13.04	1		.79		.79		2.82
12/31/2016	9.40	.27	.11	.38	(.32)	—	(.32)	9.46	4.08	—	[8]	.80		.80		2.82

Class 4:
6/30/2021[3,4]	10.85	.16	.88	1.04	(.10)	—	(.10)	11.79	9.60 [5]	522		1.03	[6]	.77	[6]	2.84	[6]
12/31/2020	10.71	.26	.15	.41	(.27)	—	(.27)	10.85	4.11	462		1.03		.85		2.55
12/31/2019	9.35	.27	1.36	1.63	(.27)	—	(.27)	10.71	17.62	454		1.03		1.03		2.68
12/31/2018	10.38	.26	(1.00)	(.74)	(.27)	(.02)	(.29)	9.35	(7.25)	352		1.04		1.04		2.58
12/31/2017	9.45	.27	.92	1.19	(.26)	—	(.26)	10.38	12.65	338		1.04		1.04		2.72
12/31/2016	9.38	.27	.08	.35	(.28)	—	(.28)	9.45	3.78	256		1.04		1.04		2.88

See end of tables for footnotes.

322	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets[2]		Ratio of net income to average net assets

Asset Allocation Fund

Class 1:
6/30/2021[3,4]	$26.50	$.23	$2.48	$2.71	$(.10)	$(.94)	$(1.04)	$28.17	10.22%[5]	$20,941	.30%[6]		1.67%[6]
12/31/2020	24.05	.43	2.59	3.02	(.46)	(.11)	(.57)	26.50	12.71	19,238	.30		1.80
12/31/2019	21.29	.51	3.94	4.45	(.50)	(1.19)	(1.69)	24.05	21.54	17,730	.29		2.21
12/31/2018	23.71	.48	(1.43)	(.95)	(.44)	(1.03)	(1.47)	21.29	(4.35)	14,627	.28		2.04
12/31/2017	21.68	.44	3.06	3.50	(.41)	(1.06)	(1.47)	23.71	16.51	16,556	.29		1.90
12/31/2016	20.62	.42	1.54	1.96	(.39)	(.51)	(.90)	21.68	9.69	13,008	.29		1.97

Class 1A:
6/30/2021[3,4]	26.42	.20	2.47	2.67	(.09)	(.94)	(1.03)	28.06	10.10 [5]	17	.55	[6]	1.43	[6]
12/31/2020	23.99	.37	2.58	2.95	(.41)	(.11)	(.52)	26.42	12.43	14	.55		1.56
12/31/2019	21.26	.45	3.92	4.37	(.45)	(1.19)	(1.64)	23.99	21.19	11	.54		1.95
12/31/2018	23.69	.42	(1.42)	(1.00)	(.40)	(1.03)	(1.43)	21.26	(4.58)	7	.53		1.82
12/31/2017[3,7]	21.97	.39	2.78	3.17	(.39)	(1.06)	(1.45)	23.69	14.78 [5]	4	.53	[6]	1.69	[6]

Class 2:
6/30/2021[3,4]	26.21	.19	2.44	2.63	(.08)	(.94)	(1.02)	27.82	10.06 [5]	5,496	.55	[6]	1.42	[6]
12/31/2020	23.79	.37	2.56	2.93	(.40)	(.11)	(.51)	26.21	12.46	5,242	.55		1.55
12/31/2019	21.08	.45	3.89	4.34	(.44)	(1.19)	(1.63)	23.79	21.23	5,154	.54		1.96
12/31/2018	23.49	.41	(1.41)	(1.00)	(.38)	(1.03)	(1.41)	21.08	(4.60)	4,668	.53		1.78
12/31/2017	21.49	.37	3.04	3.41	(.35)	(1.06)	(1.41)	23.49	16.23	5,480	.54		1.64
12/31/2016	20.45	.36	1.53	1.89	(.34)	(.51)	(.85)	21.49	9.41	5,144	.54		1.72

Class 3:
6/30/2021[3,4]	26.53	.21	2.48	2.69	(.09)	(.94)	(1.03)	28.19	10.14 [5]	36	.48	[6]	1.49	[6]
12/31/2020	24.08	.39	2.59	2.98	(.42)	(.11)	(.53)	26.53	12.50	33	.48		1.62
12/31/2019	21.32	.47	3.93	4.40	(.45)	(1.19)	(1.64)	24.08	21.30	32	.47		2.02
12/31/2018	23.73	.43	(1.41)	(.98)	(.40)	(1.03)	(1.43)	21.32	(4.49)	29	.46		1.85
12/31/2017	21.70	.39	3.07	3.46	(.37)	(1.06)	(1.43)	23.73	16.29	38	.47		1.72
12/31/2016	20.64	.38	1.54	1.92	(.35)	(.51)	(.86)	21.70	9.49	35	.47		1.79

Class 4:
6/30/2021[3,4]	26.06	.16	2.44	2.60	(.08)	(.94)	(1.02)	27.64	9.97 [5]	5,856	.80	[6]	1.18	[6]
12/31/2020	23.67	.31	2.54	2.85	(.35)	(.11)	(.46)	26.06	12.16	5,131	.80		1.30
12/31/2019	20.99	.39	3.87	4.26	(.39)	(1.19)	(1.58)	23.67	20.92	4,493	.79		1.71
12/31/2018	23.40	.35	(1.40)	(1.05)	(.33)	(1.03)	(1.36)	20.99	(4.83)	3,594	.78		1.54
12/31/2017	21.43	.32	3.02	3.34	(.31)	(1.06)	(1.37)	23.40	15.91	3,582	.79		1.40
12/31/2016	20.40	.31	1.53	1.84	(.30)	(.51)	(.81)	21.43	9.16	2,861	.79		1.47

See end of tables for footnotes.

American Funds Insurance Series	323

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income to average net assets

Global Balanced Fund

Class 1:
6/30/2021[3,4]	$14.19	$.09	$.78	$.87	$(.02)	$(.07)	$(.09)	$14.97	6.10%[5]	$116		.72%[6]		1.29%[6]
12/31/2020	13.51	.17	1.24	1.41	(.19)	(.54)	(.73)	14.19	10.53	139		.72		1.29
12/31/2019	11.67	.24	2.17	2.41	(.20)	(.37)	(.57)	13.51	20.79	134		.72		1.88
12/31/2018	12.75	.23	(.96)	(.73)	(.20)	(.15)	(.35)	11.67	(5.81)	110		.72		1.82
12/31/2017	11.08	.21	1.99	2.20	(.15)	(.38)	(.53)	12.75	19.91	93		.72		1.68
12/31/2016	10.74	.19	.32	.51	(.17)	—	(.17)	11.08	4.73	64		.72		1.73

Class 1A:
6/30/2021[3,4]	14.16	.08	.77	.85	(.02)	(.07)	(.09)	14.92	5.98 [5]	4		.97	[6]	1.11	[6]
12/31/2020	13.49	.14	1.23	1.37	(.16)	(.54)	(.70)	14.16	10.25	3		.97		1.03
12/31/2019	11.65	.21	2.17	2.38	(.17)	(.37)	(.54)	13.49	20.54	2		.97		1.63
12/31/2018	12.74	.18	(.94)	(.76)	(.18)	(.15)	(.33)	11.65	(6.03)	2		.98		1.44
12/31/2017[3,7]	11.18	.16	1.92	2.08	(.14)	(.38)	(.52)	12.74	18.71 [5]	—	[8]	.94	[6]	1.27	[6]

Class 2:
6/30/2021[3,4]	14.16	.08	.77	.85	(.02)	(.07)	(.09)	14.92	5.98 [5]	212		.97	[6]	1.09	[6]
12/31/2020	13.48	.14	1.23	1.37	(.15)	(.54)	(.69)	14.16	10.30	208		.97		1.03
12/31/2019	11.65	.21	2.16	2.37	(.17)	(.37)	(.54)	13.48	20.44	207		.97		1.64
12/31/2018	12.72	.20	(.96)	(.76)	(.16)	(.15)	(.31)	11.65	(6.01)	185		.97		1.57
12/31/2017	11.06	.18	1.98	2.16	(.12)	(.38)	(.50)	12.72	19.57	210		.96		1.43
12/31/2016	10.72	.16	.32	.48	(.14)	—	(.14)	11.06	4.48	178		.97		1.48

Class 4:
6/30/2021[3,4]	14.02	.06	.76	.82	(.02)	(.07)	(.09)	14.75	5.82 [5]	125		1.22	[6]	.86	[6]
12/31/2020	13.36	.10	1.22	1.32	(.12)	(.54)	(.66)	14.02	10.00	105		1.22		.78
12/31/2019	11.55	.18	2.14	2.32	(.14)	(.37)	(.51)	13.36	20.21	94		1.22		1.37
12/31/2018	12.63	.17	(.96)	(.79)	(.14)	(.15)	(.29)	11.55	(6.31)	69		1.22		1.34
12/31/2017	11.00	.13	1.99	2.12	(.11)	(.38)	(.49)	12.63	19.38	51		1.22		1.07
12/31/2016	10.69	.12	.33	.45	(.14)	—	(.14)	11.00	4.21	10		1.24		1.12

See end of tables for footnotes.

324	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[11]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers[2]		Ratio of expenses to average net assets after waivers[2,11]		Ratio of net income to average net assets[11]

The Bond Fund of America

Class 1:
6/30/2021[3,4]	$11.89	$.10	$(.18)	$(.08)	$(.03)	$(.47)	$(.50)	$11.31	(.67)%[5]	$8,408	.40%[6]		.33%[6]		1.68%[6]
12/31/2020	11.17	.23	.87	1.10	(.27)	(.11)	(.38)	11.89	9.96	6,844	.40		.40		2.00
12/31/2019	10.47	.30	.71	1.01	(.31)	—	(.31)	11.17	9.70	6,481	.39		.39		2.76
12/31/2018	10.82	.29	(.35)	(.06)	(.28)	(.01)	(.29)	10.47	(.45)	5,962	.38		.38		2.70
12/31/2017	10.80	.24	.18	.42	(.24)	(.16)	(.40)	10.82	3.88	6,434	.38		.38		2.19
12/31/2016	10.70	.21	.14	.35	(.21)	(.04)	(.25)	10.80	3.27	6,829	.38		.38		1.91

Class 1A:
6/30/2021[3,4]	11.84	.08	(.18)	(.10)	(.02)	(.47)	(.49)	11.25	(.79)[5]	11	.65	[6]	.58	[6]	1.43	[6]
12/31/2020	11.13	.20	.87	1.07	(.25)	(.11)	(.36)	11.84	9.68	9	.65		.65		1.74
12/31/2019	10.45	.27	.71	.98	(.30)	—	(.30)	11.13	9.36	7	.64		.64		2.48
12/31/2018	10.80	.26	(.33)	(.07)	(.27)	(.01)	(.28)	10.45	(.60)	3	.63		.63		2.50
12/31/2017[3,7]	10.82	.22	.15	.37	(.23)	(.16)	(.39)	10.80	3.46 [5]	1	.62	[6]	.62	[6]	2.01	[6]

Class 2:
6/30/2021[3,4]	11.73	.08	(.18)	(.10)	(.02)	(.47)	(.49)	11.14	(.81)[5]	3,829	.65	[6]	.58	[6]	1.42	[6]
12/31/2020	11.02	.20	.86	1.06	(.24)	(.11)	(.35)	11.73	9.73	3,840	.65		.65		1.75
12/31/2019	10.34	.27	.70	.97	(.29)	—	(.29)	11.02	9.36	3,561	.64		.64		2.51
12/31/2018	10.69	.26	(.34)	(.08)	(.26)	(.01)	(.27)	10.34	(.71)	3,524	.63		.63		2.45
12/31/2017	10.67	.21	.18	.39	(.21)	(.16)	(.37)	10.69	3.67	3,966	.63		.63		1.94
12/31/2016	10.58	.18	.13	.31	(.18)	(.04)	(.22)	10.67	2.95	3,959	.63		.63		1.65

Class 4:
6/30/2021[3,4]	11.69	.07	(.18)	(.11)	(.02)	(.47)	(.49)	11.09	(.93)[5]	820	.90	[6]	.83	[6]	1.18	[6]
12/31/2020	11.00	.17	.85	1.02	(.22)	(.11)	(.33)	11.69	9.38	714	.90		.90		1.48
12/31/2019	10.33	.24	.70	.94	(.27)	—	(.27)	11.00	9.08	502	.89		.89		2.25
12/31/2018	10.68	.23	(.33)	(.10)	(.24)	(.01)	(.25)	10.33	(.89)	366	.88		.88		2.22
12/31/2017	10.70	.19	.16	.35	(.21)	(.16)	(.37)	10.68	3.29	297	.88		.88		1.72
12/31/2016	10.61	.15	.15	.30	(.17)	(.04)	(.21)	10.70	2.80	102	.88		.88		1.41

See end of tables for footnotes.

American Funds Insurance Series	325

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[11]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers[2]		Ratio of expenses to average net assets after waivers[2,11]		Ratio of net income to average net assets[11]

Capital World Bond Fund

Class 1:
6/30/2021[3,4]	$12.94	$.12	$(.52)	$(.40)	$(.07)	$(.31)	$(.38)	$12.16	(3.20)%[5]	$1,016		.59%[6]		.49%[6]		1.96%[6]
12/31/2020	12.12	.26	.95	1.21	(.18)	(.21)	(.39)	12.94	10.17	1,219		.59		.52		2.08
12/31/2019	11.42	.31	.61	.92	(.22)	—	(.22)	12.12	8.08	1,077		.58		.58		2.60
12/31/2018	11.88	.30	(.44)	(.14)	(.28)	(.04)	(.32)	11.42	(1.14)	1,015		.57		.57		2.56
12/31/2017	11.22	.28	.52	.80	(.07)	(.07)	(.14)	11.88	7.11	1,273		.56		.56		2.37
12/31/2016	11.01	.26	.06	.32	(.09)	(.02)	(.11)	11.22	2.92	1,115		.57		.57		2.26

Class 1A:
6/30/2021[3,4]	12.91	.11	(.53)	(.42)	(.06)	(.31)	(.37)	12.12	(3.24)[5]	1		.84	[6]	.74	[6]	1.72	[6]
12/31/2020	12.10	.23	.95	1.18	(.16)	(.21)	(.37)	12.91	9.89	1		.83		.76		1.83
12/31/2019	11.41	.28	.60	.88	(.19)	—	(.19)	12.10	7.75	1		.83		.83		2.35
12/31/2018	11.87	.27	(.43)	(.16)	(.26)	(.04)	(.30)	11.41	(1.29)	1		.82		.82		2.36
12/31/2017[3,7]	11.22	.26	.52	.78	(.06)	(.07)	(.13)	11.87	7.00 [5]	—	[8]	.72	[6]	.72	[6]	2.27	[6]

Class 2:
6/30/2021[3,4]	12.84	.11	(.53)	(.42)	(.06)	(.31)	(.37)	12.05	(3.26)[5]	1,060		.84	[6]	.74	[6]	1.72	[6]
12/31/2020	12.03	.22	.95	1.17	(.15)	(.21)	(.36)	12.84	9.90	1,058		.84		.77		1.83
12/31/2019	11.34	.28	.60	.88	(.19)	—	(.19)	12.03	7.77	1,002		.83		.83		2.35
12/31/2018	11.79	.27	(.43)	(.16)	(.25)	(.04)	(.29)	11.34	(1.33)	1,032		.82		.82		2.32
12/31/2017	11.14	.25	.51	.76	(.04)	(.07)	(.11)	11.79	6.86	1,164		.81		.81		2.12
12/31/2016	10.93	.23	.07	.30	(.07)	(.02)	(.09)	11.14	2.71	1,121		.82		.82		2.01

Class 4:
6/30/2021[3,4]	12.71	.09	(.52)	(.43)	(.06)	(.31)	(.37)	11.91	(3.41)[5]	60		1.09	[6]	.99	[6]	1.46	[6]
12/31/2020	11.92	.19	.94	1.13	(.13)	(.21)	(.34)	12.71	9.62	61		1.09		1.02		1.58
12/31/2019	11.24	.24	.60	.84	(.16)	—	(.16)	11.92	7.54	49		1.08		1.08		2.09
12/31/2018	11.70	.24	(.43)	(.19)	(.23)	(.04)	(.27)	11.24	(1.61)	40		1.07		1.07		2.09
12/31/2017	11.08	.22	.51	.73	(.04)	(.07)	(.11)	11.70	6.63	31		1.06		1.06		1.89
12/31/2016	10.89	.20	.06	.26	(.05)	(.02)	(.07)	11.08	2.42	12		1.07		1.07		1.76

See end of tables for footnotes.

326	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[11]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers[2]		Ratio of expenses to average net assets after waivers[2,11]		Ratio of net income to average net assets[11]

American High-Income Trust

Class 1:
6/30/2021[3,4]	$9.80	$.26	$.39	$.65	$(.08)	$—	$(.08)	$10.37	6.62%[5]	$276		.53%[6]		.45%[6]		5.18%[6]
12/31/2020	9.87	.61	.17	.78	(.85)	—	(.85)	9.80	8.21	123		.52		.52		6.46
12/31/2019	9.34	.67	.52	1.19	(.66)	—	(.66)	9.87	12.85	525		.51		.51		6.71
12/31/2018	10.19	.64	(.84)	(.20)	(.65)	—	(.65)	9.34	(2.15)	501		.50		.50		6.32
12/31/2017	10.18	.63	.10	.73	(.72)	—	(.72)	10.19	7.25	632		.49		.49		5.98
12/31/2016	9.19	.61	1.02	1.63	(.64)	—	(.64)	10.18	17.83	949		.49		.49		6.18

Class 1A:
6/30/2021[3,4]	9.78	.25	.38	.63	(.07)	—	(.07)	10.34	6.49 [5]	1		.78	[6]	.71	[6]	4.98	[6]
12/31/2020	9.86	.56	.20	.76	(.84)	—	(.84)	9.78	7.94	1		.78		.78		5.85
12/31/2019	9.33	.65	.51	1.16	(.63)	—	(.63)	9.86	12.61	1		.75		.75		6.47
12/31/2018	10.18	.62	(.84)	(.22)	(.63)	—	(.63)	9.33	(2.35)	1		.75		.75		6.11
12/31/2017[3,7]	10.28	.60	.02	.62	(.72)	—	(.72)	10.18	6.02 [5]	—	[8]	.72	[6]	.72	[6]	5.74	[6]

Class 2:
6/30/2021[3,4]	9.61	.25	.37	.62	(.07)	—	(.07)	10.16	6.50 [5]	690		.78	[6]	.71	[6]	5.00	[6]
12/31/2020	9.70	.55	.19	.74	(.83)	—	(.83)	9.61	7.94	665		.78		.78		5.88
12/31/2019	9.19	.64	.50	1.14	(.63)	—	(.63)	9.70	12.55	667		.76		.76		6.45
12/31/2018	10.03	.61	(.83)	(.22)	(.62)	—	(.62)	9.19	(2.34)	661		.75		.75		6.07
12/31/2017	10.04	.59	.10	.69	(.70)	—	(.70)	10.03	6.89	776		.74		.74		5.72
12/31/2016	9.06	.58	1.01	1.59	(.61)	—	(.61)	10.04	17.69	799		.74		.74		5.92

Class 3:
6/30/2021[3,4]	9.84	.26	.38	.64	(.07)	—	(.07)	10.41	6.56 [5]	11		.71	[6]	.64	[6]	5.07	[6]
12/31/2020	9.92	.57	.19	.76	(.84)	—	(.84)	9.84	7.93	10		.71		.71		5.94
12/31/2019	9.38	.66	.52	1.18	(.64)	—	(.64)	9.92	12.70	10		.69		.69		6.52
12/31/2018	10.23	.63	(.85)	(.22)	(.63)	—	(.63)	9.38	(2.33)	10		.68		.68		6.14
12/31/2017	10.22	.61	.10	.71	(.70)	—	(.70)	10.23	7.02	12		.67		.67		5.79
12/31/2016	9.22	.59	1.03	1.62	(.62)	—	(.62)	10.22	17.68	13		.67		.67		5.99

Class 4:
6/30/2021[3,4]	10.54	.25	.41	.66	(.07)	—	(.07)	11.13	6.28 [5]	96		1.03	[6]	.95	[6]	4.73	[6]
12/31/2020	10.56	.57	.22	.79	(.81)	—	(.81)	10.54	7.74	69		1.03		1.03		5.58
12/31/2019	9.96	.67	.54	1.21	(.61)	—	(.61)	10.56	12.27	63		1.01		1.01		6.21
12/31/2018	10.82	.63	(.90)	(.27)	(.59)	—	(.59)	9.96	(2.64)	31		1.00		1.00		5.83
12/31/2017	10.79	.61	.10	.71	(.68)	—	(.68)	10.82	6.63	34		.99		.99		5.46
12/31/2016	9.73	.60	1.07	1.67	(.61)	—	(.61)	10.79	17.29	21		.99		.99		5.55

See end of tables for footnotes.

American Funds Insurance Series	327

Financial highlights (continued)

		(Loss) income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[11]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers		Ratio of expenses to average net assets after waivers[11]		Ratio of net income to average net assets[11]

American Funds Mortgage Fund

Class 1:
6/30/2021[3,4]	$11.11	$.03		$(.09)	$(.06)	$(.02)	$(.37)	$(.39)	$10.66	(.57)%[5]	$231		.50%[6]		.31%[6]		.52%[6]
12/31/2020	10.56	.10		.64	.74	(.17)	(.02)	(.19)	11.11	6.98	224		.48		.36		.93
12/31/2019	10.30	.24		.30	.54	(.28)	—	(.28)	10.56	5.30	210		.47		.47		2.26
12/31/2018	10.47	.20		(.14)	.06	(.23)	—	(.23)	10.30	.58	209		.48		.48		1.97
12/31/2017	10.56	.16		— [9]	.16	(.18)	(.07)	(.25)	10.47	1.47	265		.47		.47		1.52
12/31/2016	10.61	.15		.11	.26	(.20)	(.11)	(.31)	10.56	2.50	269		.46		.46		1.39

Class 1A:
6/30/2021[3,4]	11.08	.01		(.07)	(.06)	(.02)	(.37)	(.39)	10.63	(.60)[5]	2		.75	[6]	.56	[6]	.27	[6]
12/31/2020	10.55	.07		.63	.70	(.15)	(.02)	(.17)	11.08	6.63	1		.73		.59		.61
12/31/2019	10.28	.22		.30	.52	(.25)	—	(.25)	10.55	5.09	1		.71		.71		2.04
12/31/2018	10.46	.18		(.14)	.04	(.22)	—	(.22)	10.28	.36	1		.73		.73		1.77
12/31/2017[3,7]	10.55	.14		— [9]	.14	(.16)	(.07)	(.23)	10.46	1.31 [5]	—	[8]	.70	[6]	.70	[6]	1.38	[6]

Class 2:
6/30/2021[3,4]	11.09	.01		(.08)	(.07)	(.02)	(.37)	(.39)	10.63	(.70)[5]	59		.75	[6]	.56	[6]	.27	[6]
12/31/2020	10.54	.08		.63	.71	(.14)	(.02)	(.16)	11.09	6.72	58		.73		.60		.68
12/31/2019	10.28	.21		.31	.52	(.26)	—	(.26)	10.54	5.04	56		.72		.72		2.01
12/31/2018	10.45	.18		(.15)	.03	(.20)	—	(.20)	10.28	.32	57		.73		.73		1.72
12/31/2017	10.54	.14		(.01)	.13	(.15)	(.07)	(.22)	10.45	1.22	63		.72		.72		1.27
12/31/2016	10.59	.12		.12	.24	(.18)	(.11)	(.29)	10.54	2.25	63		.71		.71		1.14

Class 4:
6/30/2021[3,4]	10.97	—	[9]	(.08)	(.08)	(.01)	(.37)	(.38)	10.51	(.74)[5]	41		1.00	[6]	.81	[6]	.02	[6]
12/31/2020	10.44	.04		.63	.67	(.12)	(.02)	(.14)	10.97	6.38	37		.98		.85		.41
12/31/2019	10.19	.18		.31	.49	(.24)	—	(.24)	10.44	4.80	28		.97		.97		1.71
12/31/2018	10.38	.15		(.15)	— [9]	(.19)	—	(.19)	10.19	.07	24		.98		.98		1.49
12/31/2017	10.48	.11		— [9]	.11	(.14)	(.07)	(.21)	10.38	.97	12		.97		.97		1.03
12/31/2016	10.52	.09		.12	.21	(.14)	(.11)	(.25)	10.48	2.01	8		.96		.96		.86

See end of tables for footnotes.

328	American Funds Insurance Series

Financial highlights (continued)

		(Loss) income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment (loss) income	Net (losses) gains on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net (loss) income to average net assets

Ultra-Short Bond Fund

Class 1:
6/30/2021[3,4]	$11.31	$(.01)	$(.01)		$(.02)	$—	$—	$—	$11.29	(.18)%[5]	$37		.36%[6]		(.26)%[6]
12/31/2020	11.30	.02	.02		.04	(.03)	—	(.03)	11.31	.34	44		.37		.16
12/31/2019	11.31	.22	—	[9]	.22	(.23)	—	(.23)	11.30	1.92	30		.36		1.92
12/31/2018	11.29	.18	—	[9]	.18	(.16)	—	(.16)	11.31	1.58	37		.35		1.60
12/31/2017	11.27	.08	(.01)		.07	(.05)	—	(.05)	11.29	.66	37		.35		.68
12/31/2016[12]	11.26	.01	—	[9]	.01	—	—	—	11.27	.09	37		.35		.11

Class 1A:
6/30/2021[3,4]	11.31	(.01)	(.01)		(.02)	—	—	—	11.29	(.18)[5]	—	[8]	.35	[6]	(.25)[6]
12/31/2020	11.30	.03	.01		.04	(.03)	—	(.03)	11.31	.32	—	[8]	.35		.26
12/31/2019	11.31	.22	—	[9]	.22	(.23)	—	(.23)	11.30	1.92	—	[8]	.37		1.90
12/31/2018	11.29	.18	—	[9]	.18	(.16)	—	(.16)	11.31	1.58	—	[8]	.35		1.60
12/31/2017[3,7]	11.27	.08	—	[9]	.08	(.06)	—	(.06)	11.29	.675	—	[8]	.34	[6]	.69 [6]

Class 2:
6/30/2021[3,4]	10.99	(.03)	—	[9]	(.03)	—	—	—	10.96	(.27)[5]	256		.61	[6]	(.51)[6]
12/31/2020	11.01	— [9]	—	[9]	— [9]	(.02)	—	(.02)	10.99	.03	288		.62		(.05)
12/31/2019	11.03	.18	—	[9]	.18	(.20)	—	(.20)	11.01	1.62	230		.61		1.66
12/31/2018	11.01	.15	—	[9]	.15	(.13)	—	(.13)	11.03	1.36	247		.60		1.34
12/31/2017	10.99	.05	—	[9]	.05	(.03)	—	(.03)	11.01	.46	249		.60		.42
12/31/2016[12]	11.01	(.02)	—	[9]	(.02)	—	—	—	10.99	(.18)	297		.60		(.14)

Class 3:
6/30/2021[3,4]	11.12	(.02)	(.01)		(.03)	—	—	—	11.09	(.27)[5]	4		.54	[6]	(.44)[6]
12/31/2020	11.13	— [9]	.02		.02	(.03)	—	(.03)	11.12	.13	4		.55		.03
12/31/2019	11.14	.20	—	[9]	.20	(.21)	—	(.21)	11.13	1.76	3		.54		1.74
12/31/2018	11.12	.16	(.01)		.15	(.13)	—	(.13)	11.14	1.38	4		.53		1.42
12/31/2017	11.10	.06	—	[9]	.06	(.04)	—	(.04)	11.12	.54	4		.53		.50
12/31/2016[12]	11.11	(.01)	—	[9]	(.01)	—	—	—	11.10	(.09)	4		.53		(.08)

Class 4:
6/30/2021[3,4]	11.08	(.04)	—	[9]	(.04)	—	—	—	11.04	(.36)[5]	43		.86	[6]	(.76)[6]
12/31/2020	11.13	(.04)	.01		(.03)	(.02)	—	(.02)	11.08	(.25)	40		.87		(.35)
12/31/2019	11.15	.16	—	[9]	.16	(.18)	—	(.18)	11.13	1.40	22		.86		1.40
12/31/2018	11.13	.12	.01		.13	(.11)	—	(.11)	11.15	1.14	18		.86		1.11
12/31/2017	11.12	.02	—	[9]	.02	(.01)	—	(.01)	11.13	.16	15		.85		.19
12/31/2016[12]	11.17	(.04)	(.01)		(.05)	—	—	—	11.12	(.45)	13		.85		(.40)

See end of tables for footnotes.

American Funds Insurance Series	329

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[11]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers		Ratio of expenses to average net assets after waivers[11]		Ratio of net income to average net assets[11]

U.S. Government Securities Fund

Class 1:
6/30/2021[3,4]	$13.04	$.08	$(.26)	$(.18)	$(.03)	$(1.11)	$(1.14)	$11.72	(1.31)%[5]	$374		.39%[6]		.34%[6]		1.20%[6]
12/31/2020	12.34	.16	1.07	1.23	(.26)	(.27)	(.53)	13.04	10.09	429		.38		.38		1.21
12/31/2019	11.94	.25	.43	.68	(.28)	—	(.28)	12.34	5.69	1,418		.37		.37		2.07
12/31/2018	12.08	.24	(.13)	.11	(.25)	—	(.25)	11.94	.91	1,445		.36		.36		2.02
12/31/2017	12.05	.21	.01	.22	(.19)	—	(.19)	12.08	1.83	1,558		.36		.36		1.68
12/31/2016	12.31	.16	.03	.19	(.20)	(.25)	(.45)	12.05	1.44	1,467		.36		.36		1.31

Class 1A:
6/30/2021[3,4]	13.00	.06	(.25)	(.19)	(.03)	(1.11)	(1.14)	11.67	(1.42)[5]	5		.64	[6]	.58	[6]	1.02	[6]
12/31/2020	12.32	.09	1.10	1.19	(.24)	(.27)	(.51)	13.00	9.75	4		.64		.64		.69
12/31/2019	11.93	.22	.43	.65	(.26)	—	(.26)	12.32	5.42	2		.62		.62		1.82
12/31/2018	12.08	.22	(.14)	.08	(.23)	—	(.23)	11.93	.70	1		.61		.61		1.82
12/31/2017[3,7]	12.05	.18	.03	.21	(.18)	—	(.18)	12.08	1.73 [5]	—	[8]	.58	[6]	.58	[6]	1.53	[6]

Class 2:
6/30/2021[3,4]	12.89	.06	(.25)	(.19)	(.03)	(1.11)	(1.14)	11.56	(1.36)[5]	1,434		.64	[6]	.59	[6]	.98	[6]
12/31/2020	12.21	.09	1.10	1.19	(.24)	(.27)	(.51)	12.89	9.80	1,439		.64		.64		.73
12/31/2019	11.82	.22	.42	.64	(.25)	—	(.25)	12.21	5.31	1,343		.62		.62		1.82
12/31/2018	11.96	.21	(.14)	.07	(.21)	—	(.21)	11.82	.73	1,323		.61		.61		1.77
12/31/2017	11.93	.17	.02	.19	(.16)	—	(.16)	11.96	1.59	1,473		.61		.61		1.43
12/31/2016	12.20	.13	.02	.15	(.17)	(.25)	(.42)	11.93	1.19	1,503		.61		.61		1.05

Class 3:
6/30/2021[3,4]	13.07	.07	(.26)	(.19)	(.03)	(1.11)	(1.14)	11.74	(1.41)[5]	9		.57	[6]	.52	[6]	1.03	[6]
12/31/2020	12.37	.10	1.12	1.22	(.25)	(.27)	(.52)	13.07	9.91	10		.57		.57		.78
12/31/2019	11.97	.23	.43	.66	(.26)	—	(.26)	12.37	5.49	9		.55		.55		1.88
12/31/2018	12.11	.22	(.14)	.08	(.22)	—	(.22)	11.97	.71	9		.54		.54		1.84
12/31/2017	12.07	.18	.03	.21	(.17)	—	(.17)	12.11	1.72	10		.54		.54		1.50
12/31/2016	12.34	.14	.02	.16	(.18)	(.25)	(.43)	12.07	1.24	11		.54		.54		1.12

Class 4:
6/30/2021[3,4]	12.88	.04	(.25)	(.21)	(.02)	(1.11)	(1.13)	11.54	(1.58)[5]	237		.89	[6]	.84	[6]	.70	[6]
12/31/2020	12.22	.05	1.10	1.15	(.22)	(.27)	(.49)	12.88	9.48	272		.89		.89		.42
12/31/2019	11.84	.19	.42	.61	(.23)	—	(.23)	12.22	5.14	124		.87		.87		1.56
12/31/2018	11.98	.18	(.12)	.06	(.20)	—	(.20)	11.84	.50	91		.86		.86		1.53
12/31/2017	11.96	.14	.01	.15	(.13)	—	(.13)	11.98	1.28	62		.86		.86		1.18
12/31/2016	12.22	.10	.03	.13	(.14)	(.25)	(.39)	11.96	.99	57		.86		.86		.82

See end of tables for footnotes.

330	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment (loss) income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[11]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[13]		Ratio of expenses to average net assets after waivers/ reimburse- ments[11,13]		Net effective expense ratio[4,11,14]		Ratio of net (loss) income to average net assets[11]

Managed Risk Growth Fund

‘Class P1:
6/30/2021[3,4]	$17.25	$(.01)	$1.30	$1.29	$(.08)	$(.74)	$(.82)	$17.72	7.56%[5]	$11		.42%[6]		.37%[6]		.72%[6]		(.13)%[6]
12/31/2020	13.78	.07	4.20	4.27	(.12)	(.68)	(.80)	17.25	32.45	11		.42		.37		.72		.49
12/31/2019	12.30	.15	2.44	2.59	(.19)	(.92)	(1.11)	13.78	22.01	6		.42		.37		.73		1.19
12/31/2018	13.22	.11	(.04)	.07	(.10)	(.89)	(.99)	12.30	(.04)[15]	3		.42	[15]	.37	[15]	.71	[15]	.82	[15]
12/31/2017	10.71	.08	2.70	2.78	(.07)	(.20)	(.27)	13.22	26.23 [15]	2		.42	[15]	.36	[15]	.70	[15]	.69	[15]
12/31/2016	11.49	.08	.20	.28	(.05)	(1.01)	(1.06)	10.71	2.89 [15]	1		.50	[15]	.34	[15]	.68	[15]	.79	[15]
Class P2:
6/30/2021[3,4]	17.11	(.03)	1.30	1.27	(.04)	(.74)	(.78)	17.60	7.53 [5]	588		.67	[6]	.62	[6]	.97	[6]	(.36)[6]
12/31/2020	13.71	.03	4.16	4.19	(.11)	(.68)	(.79)	17.11	32.03	554		.67		.62		.97		.20
12/31/2019	12.21	.09	2.45	2.54	(.12)	(.92)	(1.04)	13.71	21.74	434		.68		.63		.99		.73
12/31/2018	13.14	.06	(.04)	.02	(.06)	(.89)	(.95)	12.21	(.37)	340		.68		.63		.97		.46
12/31/2017	10.64	.04	2.70	2.74	(.04)	(.20)	(.24)	13.14	25.99	286		.69		.63		.97		.34
12/31/2016	11.43	.05	.19	.24	(.02)	(1.01)	(1.03)	10.64	2.52	200		.79		.63		.97		.43
Managed Risk International Fund
Class P1:
6/30/2021[3,4]	$11.07	$(.01)	$.31	$.30	$(.09)	$—	$(.09)	$11.28	2.73%[5,15]	$2		.43%[6,15]		.36%[6,15]		.88%[6,15]		(.22)%[6,15]
12/31/2020	11.01	.08	.22	.30	(.16)	(.08)	(.24)	11.07	3.13 [15]	2		.43	[15]	.35	[15]	.86	[15]	.82	[15]
12/31/2019	9.82	.17	1.54	1.71	(.20)	(.32)	(.52)	11.01	17.91 [15]	1		.41	[15]	.33	[15]	.84	[15]	1.64	[15]
12/31/2018	11.25	.32	(1.44)	(1.12)	(.26)	(.05)	(.31)	9.82	(10.11)[15]	—	[8]	.33	[15]	.28	[15]	.77	[15]	3.02	[15]
12/31/2017	8.89	.11	2.47	2.58	(.10)	(.12)	(.22)	11.25	29.28 [15]	—	[8]	.28	[15]	.20	[15]	.69	[15]	1.13	[15]
12/31/2016	9.48	.10	(.35)	(.25)	(.12)	(.22)	(.34)	8.89	(2.59)[15]	—	[8]	.39	[15]	.23	[15]	.74	[15]	1.15	[15]
Class P2:
6/30/2021[3,4]	10.99	(.03)	.32	.29	(.06)	—	(.06)	11.22	2.64 [5]	169		.70	[6]	.63	[6]	1.15	[6]	(.48)[6]
12/31/2020	10.92	.04	.23	.27	(.12)	(.08)	(.20)	10.99	2.80	168		.71		.63		1.14		.42
12/31/2019	9.76	.13	1.55	1.68	(.20)	(.32)	(.52)	10.92	17.64	165		.71		.63		1.14		1.21
12/31/2018	11.15	.16	(1.32)	(1.16)	(.18)	(.05)	(.23)	9.76	(10.50)	151		.69		.64		1.13		1.49
12/31/2017	8.83	.11	2.41	2.52	(.08)	(.12)	(.20)	11.15	28.69	148		.71		.63		1.12		1.03
12/31/2016	9.43	.09	(.38)	(.29)	(.09)	(.22)	(.31)	8.83	(3.05)	97		.79		.63		1.14		.97
Managed Risk Washington Mutual Investors Fund
Class P1:
6/30/2021[3,4]	$11.24	$.02	$1.00	$1.02	$(.15)	$—	$(.15)	$12.11	9.08%[5,15]	$2		.41%[6,15]		.35%[6,15]		.76%[6,15]		.41%[6,15]
12/31/2020	12.01	.18	(.35)	(.17)	(.26)	(.34)	(.60)	11.24	(.93)[15]	2		.40	[15]	.35	[15]	.76	[15]	1.66	[15]
12/31/2019	11.28	.25	1.28	1.53	(.20)	(.60)	(.80)	12.01	14.14 [15]	1		.38	[15]	.33	[15]	.74	[15]	2.14	[15]
12/31/2018	13.04	.40	(1.27)	(.87)	(.45)	(.44)	(.89)	11.28	(6.99)[15]	—	[8]	.33	[15]	.28	[15]	.67	[15]	3.21	[15]
12/31/2017	11.67	.19	1.59	1.78	(.22)	(.19)	(.41)	13.04	15.48 [15]	—	[8]	.30	[15]	.25	[15]	.64	[15]	1.59	[15]
12/31/2016	10.80	.20	1.25	1.45	(.21)	(.37)	(.58)	11.67	13.77 [15]	—	[8]	.43	[15]	.27	[15]	.67	[15]	1.83	[15]
Class P2:
6/30/2021[3,4]	11.18	.01	1.00	1.01	(.15)	—	(.15)	12.04	8.99 [5]	361		.68	[6]	.62	[6]	1.03	[6]	.09	[6]
12/31/2020	11.91	.13	(.33)	(.20)	(.19)	(.34)	(.53)	11.18	(1.25)	355		.68		.63		1.04		1.18
12/31/2019	11.21	.18	1.31	1.49	(.19)	(.60)	(.79)	11.91	13.88	365		.68		.63		1.04		1.62
12/31/2018	12.96	.19	(1.10)	(.91)	(.40)	(.44)	(.84)	11.21	(7.38)	336		.68		.63		1.02		1.49
12/31/2017	11.61	.17	1.55	1.72	(.18)	(.19)	(.37)	12.96	15.03	367		.68		.63		1.02		1.43
12/31/2016	10.76	.23	1.18	1.41	(.19)	(.37)	(.56)	11.61	13.39	291		.79		.63		1.03		2.04
See end of tables for footnotes.

American Funds Insurance Series	331

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment (loss) income		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distribu— tions (from capital gains)	Total dividends and distribu— tions	Net asset value, end of period	Total return[11]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers/ reimburse- ments[13]		Ratio of expenses to averagenet assets after waivers/ reimburse- ments[11,13]		Net effective expense ratio[4,11,14]		Ratio of net (loss) income to average net assets[11]

Managed Risk Growth-Income Fund

Class P1:
6/30/2021[3,4]	$14.01	$.03		$1.21	$1.24	$(.15)	$(.20)	$(.35)	$14.90	8.82%[5]	$2,259	.41%[6]		.36%[6]		.66%[6]		.37%[6]
12/31/2020	13.76	.17		1.08	1.25	(.26)	(.74)	(1.00)	14.01	9.85	2,120	.41		.36		.66		1.24
12/31/2019	11.73	.22		2.01	2.23	(.10)	(.10)	(.20)	13.76	19.14	1,987	.42		.37		.67		1.71
12/31/2018	12.66	(.02)		(.15)	(.17)	(.19)	(.57)	(.76)	11.73	(1.66)	1,662	.40		.35		.64		(.20)
12/31/2017	11.07	.19		2.03	2.22	(.13)	(.50)	(.63)	12.66	20.64 [15]	2	.44	[15]	.37	[15]	.66	[15]	1.61	[15]
12/31/2016	11.25	.16		.52	.68	(.16)	(.70)	(.86)	11.07	6.49 [15]	1	.52	[15]	.36	[15]	.64	[15]	1.46	[15]

Class P2:
6/30/2021[3,4]	13.93	.01		1.21	1.22	(.14)	(.20)	(.34)	14.81	8.76 [5]	333	.66	[6]	.61	[6]	.91	[6]	.12	[6]
12/31/2020	13.69	.14		1.07	1.21	(.23)	(.74)	(.97)	13.93	9.58	315	.66		.61		.91		1.02
12/31/2019	11.67	.19		2.00	2.19	(.07)	(.10)	(.17)	13.69	18.84	283	.67		.62		.92		1.47
12/31/2018	12.58	.16		(.36)	(.20)	(.14)	(.57)	(.71)	11.67	(1.97)	230	.69		.64		.93		1.25
12/31/2017	11.02	.13		2.05	2.18	(.12)	(.50)	(.62)	12.58	20.40	206	.70		.63		.92		1.08
12/31/2016	11.22	.12		.52	.64	(.14)	(.70)	(.84)	11.02	6.08	160	.79		.63		.91		1.13

Managed Risk Asset Allocation Fund
Class P1:
6/30/2021[3,4]	$13.84	$.02		$1.17	$1.19	$(.20)	$—	$(.20)	$14.83	8.62%[5]	$6	.41%[6]		.36%[6]		.66%[6]		.30%[6]
12/31/2020	13.81	.25		.51	.76	(.21)	(.52)	(.73)	13.84	6.10	5	.41		.36		.66		1.91
12/31/2019	12.23	.26		1.92	2.18	(.03)	(.57)	(.60)	13.81	18.25	2	.41		.36		.65		2.01
12/31/2018	13.59	.22		(.80)	(.58)	(.25)	(.53)	(.78)	12.23	(4.63)	2	.37		.32		.59		1.67
12/31/2017	12.02	.19		1.60	1.79	(.10)	(.12)	(.22)	13.59	15.06	1,656	.43		.38		.66		1.45
12/31/2016	11.72	.19		.67	.86	(.19)	(.37)	(.56)	12.02	7.57	1,217	.43		.38		.66		1.65

Class P2:
6/30/2021[3,4]	13.45	—	[9]	1.14	1.14	(.16)	—	(.16)	14.43	8.46 [5]	2,852	.66	[6]	.61	[6]	.91	[6]	.03	[6]
12/31/2020	13.46	.15		.56	.71	(.20)	(.52)	(.72)	13.45	5.88	2,773	.66		.61		.91		1.15
12/31/2019	12.22	.19		1.93	2.12	(.31)	(.57)	(.88)	13.46	17.98	2,830	.66		.61		.90		1.51
12/31/2018	13.55	.17		(.79)	(.62)	(.18)	(.53)	(.71)	12.22	(4.89)	2,541	.62		.57		.84		1.27
12/31/2017	12.01	.15		1.61	1.76	(.10)	(.12)	(.22)	13.55	14.80	2,798	.68		.63		.91		1.13
12/31/2016	11.71	.14		.69	.83	(.16)	(.37)	(.53)	12.01	7.27	2,342	.68		.63		.91		1.20

See end of tables for footnotes.

332	American Funds Insurance Series

Financial highlights (continued)

Portfolio turnover rate for all share classes	Six months ended	Year ended December 31,
excluding mortgage dollar roll transactions[16,17]	June 30, 2021[3,4,5]	2020	2019	2018	2017	2016

Capital Income Builder	37%	110%	44%	42%	59%	41%
Asset Allocation Fund	27	49	47	34	39	43
Global Balanced Fund	23	68	60	30	28	43
The Bond Fund of America	42	72	146	98	153	108
Capital World Bond Fund	35	88	110	78	74	70
American Funds Mortgage Fund	28	123	84	60	98	113
U.S. Government Securities Fund	51	112	103	76	120	273

Portfolio turnover rate for all share classes	Six months ended	Year ended December 31,
including mortgage dollar roll transactions, if applicable[16,17]	June 30, 2021[3,4,5]	2020	2019	2018	2017	2016

Global Growth Fund	11%	17%	14%	25%	31%	27%
Global Small Capitalization Fund	17	38	50	43	33	40
Growth Fund	5	32	21	35	24	26
International Fund	27	40	32	29	29	31
New World Fund	25	70	38	58	56	32
Washington Mutual Investors Fund	75	40	37	49	34	30
Capital World Growth and Income Fund	69	36	29	49	41	57
Growth-Income Fund	14	33	27	39	27	27
International Growth and Income Fund	12	56	28	38	51	32
Capital Income Builder	58	184	72	98	88	53
Asset Allocation Fund	77	145	79	86	85	83
Global Balanced Fund	25	86	74	51	41	65
The Bond Fund of America	332	461	373	514	502	375
Capital World Bond Fund	46	145	159	125	105	154
American High-Income Trust	31	78	58	67	78	89
American Funds Mortgage Fund	511	1143	350	811	680	713
U.S. Government Securities Fund	260	867	277	446	551	539
Ultra-Short Bond Fund	— [18]	— [18]	— [18]	— [18]	— [18]	— [12,18]
Managed Risk Growth Fund	19	80	10	7	25	15
Managed Risk International Fund	13	71	8	8	25	26
Managed Risk Washington Mutual Investors Fund	11	101	13	11	32	9
Managed Risk Growth-Income Fund	7	38	6	14	26	14
Managed Risk Asset Allocation Fund	4	30	8	12	1	3

[1]	Based on average shares outstanding.
[2]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds, if applicable.
[3]	Based on operations for a period that is less than a full year.
[4]	Unaudited.
[5]	Not annualized.
[6]	Annualized.
[7]	Class 1A shares began investment operations on January 6, 2017.
[8]	Amount less than $1 million.
[9]	Amount less than $.01.
[10]	Amount less than .01%.
[11]

This column reflects the impact of certain waivers/reimbursements from CRMC. During some of the periods shown, CRMC waived a portion of investment advisory services fees on some funds, including each of the managed risk funds. In addition, during some of the periods shown, CRMC reimbursed a portion of miscellaneous fees and expenses for some of the managed risk funds.

[12]	On May 1, 2016, the fund converted from a cash fund to an ultra-short-term bond fund and changed its name from Cash Management Fund to Ultra-Short Bond Fund.
[13]	This column does not include expenses of the underlying funds in which each fund invests.
[14]

This column reflects the net effective expense ratios for each fund and class, which include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. See expense example for further information regarding fees and expenses.

[15]

All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.

[16]	Refer to Note 5 for further information on mortgage doller rolls.
[17]	Rates do not include the fund’s portfolio activity with respect to any Central Funds, if applicable.
[18]	Amount is either less than 1% or there is no turnover.

See notes to financial statements.

American Funds Insurance Series	333

unaudited
Expense example

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2021, through June 30, 2021).

Actual expenses:

The first line of each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the tables on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

334	American Funds Insurance Series

Expense example (continued)

	Beginning account value 1/1/2021	Ending account value 6/30/2021	Expenses paid during period[1]	Annualized expense ratio
Global Growth Fund
Class 1 – actual return	$1,000.00	$1,117.57	$2.89	.55%
Class 1 – assumed 5% return	1,000.00	1,022.07	2.76	.55

Class 1A – actual return	1,000.00	1,116.18	4.20	.80
Class 1A – assumed 5% return	1,000.00	1,020.83	4.01	.80

Class 2 – actual return	1,000.00	1,115.99	4.20	.80
Class 2 – assumed 5% return	1,000.00	1,020.83	4.01	.80

Class 4 – actual return	1,000.00	1,114.72	5.51	1.05
Class 4 – assumed 5% return	1,000.00	1,019.59	5.26	1.05

Global Small Capitalization Fund
Class 1 – actual return	$1,000.00	$1,108.58	$3.87	.74%
Class 1 – assumed 5% return	1,000.00	1,021.12	3.71	.74

Class 1A – actual return	1,000.00	1,107.25	5.17	.99
Class 1A – assumed 5% return	1,000.00	1,019.89	4.96	.99

Class 2 – actual return	1,000.00	1,107.24	5.17	.99
Class 2 – assumed 5% return	1,000.00	1,019.89	4.96	.99

Class 4 – actual return	1,000.00	1,105.61	6.47	1.24
Class 4 – assumed 5% return	1,000.00	1,018.65	6.21	1.24

Growth Fund
Class 1 – actual return	$1,000.00	$1,130.26	$1.85	.35%
Class 1 – assumed 5% return	1,000.00	1,023.06	1.76	.35

Class 1A – actual return	1,000.00	1,128.69	3.17	.60
Class 1A – assumed 5% return	1,000.00	1,021.82	3.01	.60

Class 2 – actual return	1,000.00	1,128.70	3.17	.60
Class 2 – assumed 5% return	1,000.00	1,021.82	3.01	.60

Class 3 – actual return	1,000.00	1,129.11	2.80	.53
Class 3 – assumed 5% return	1,000.00	1,022.17	2.66	.53

Class 4 – actual return	1,000.00	1,127.40	4.48	.85
Class 4 – assumed 5% return	1,000.00	1,020.58	4.26	.85

International Fund
Class 1 – actual return	$1,000.00	$1,047.12	$2.79	.55%
Class 1 – assumed 5% return	1,000.00	1,022.07	2.76	.55

Class 1A – actual return	1,000.00	1,046.06	4.06	.80
Class 1A – assumed 5% return	1,000.00	1,020.83	4.01	.80

Class 2 – actual return	1,000.00	1,046.08	4.06	.80
Class 2 – assumed 5% return	1,000.00	1,020.83	4.01	.80

Class 3 – actual return	1,000.00	1,046.71	3.70	.73
Class 3 – assumed 5% return	1,000.00	1,021.17	3.66	.73

Class 4 – actual return	1,000.00	1,044.74	5.32	1.05
Class 4 – assumed 5% return	1,000.00	1,019.59	5.26	1.05

New World Fund
Class 1 – actual return	$1,000.00	$1,102.08	$2.92	.56%
Class 1 – assumed 5% return	1,000.00	1,022.02	2.81	.56

Class 1A – actual return	1,000.00	1,100.48	4.22	.81
Class 1A – assumed 5% return	1,000.00	1,020.78	4.06	.81

Class 2 – actual return	1,000.00	1,100.88	4.22	.81
Class 2 – assumed 5% return	1,000.00	1,020.78	4.06	.81

Class 4 – actual return	1,000.00	1,099.22	5.52	1.06
Class 4 – assumed 5% return	1,000.00	1,019.54	5.31	1.06

See end of tables for footnotes.

American Funds Insurance Series	335

Expense example (continued)

	Beginning account value 1/1/2021	Ending account value 6/30/2021	Expenses paid during period[1]	Annualized expense ratio
Washington Mutual Investors Fund
Class 1 – actual return	$1,000.00	$1,151.38	$1.97	.37%
Class 1 – assumed 5% return	1,000.00	1,022.96	1.86	.37

Class 1A – actual return	1,000.00	1,149.96	3.04	.57
Class 1A – assumed 5% return	1,000.00	1,021.97	2.86	.57

Class 2 – actual return	1,000.00	1,150.26	3.31	.62
Class 2 – assumed 5% return	1,000.00	1,021.72	3.11	.62

Class 4 – actual return	1,000.00	1,148.77	4.64	.87
Class 4 – assumed 5% return	1,000.00	1,020.48	4.36	.87

Capital World Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,100.61	$2.86	.55%
Class 1 – assumed 5% return	1,000.00	1,022.07	2.76	.55

Class 1A – actual return	1,000.00	1,099.39	4.16	.80
Class 1A – assumed 5% return	1,000.00	1,020.83	4.01	.80

Class 2 – actual return	1,000.00	1,099.82	4.22	.81
Class 2 – assumed 5% return	1,000.00	1,020.78	4.06	.81

Class 4 – actual return	1,000.00	1,098.20	5.46	1.05
Class 4 – assumed 5% return	1,000.00	1,019.59	5.26	1.05

Growth-Income Fund
Class 1 – actual return	$1,000.00	$1,143.03	$1.54	.29%
Class 1 – assumed 5% return	1,000.00	1,023.36	1.45	.29

Class 1A – actual return	1,000.00	1,141.39	2.87	.54
Class 1A – assumed 5% return	1,000.00	1,022.12	2.71	.54

Class 2 – actual return	1,000.00	1,141.38	2.87	.54
Class 2 – assumed 5% return	1,000.00	1,022.12	2.71	.54

Class 3 – actual return	1,000.00	1,141.87	2.50	.47
Class 3 – assumed 5% return	1,000.00	1,022.46	2.36	.47

Class 4 – actual return	1,000.00	1,140.02	4.19	.79
Class 4 – assumed 5% return	1,000.00	1,020.88	3.96	.79

International Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,072.02	$3.44	.67%
Class 1 – assumed 5% return	1,000.00	1,021.47	3.36	.67

Class 1A – actual return	1,000.00	1,070.84	4.67	.91
Class 1A – assumed 5% return	1,000.00	1,020.28	4.56	.91

Class 2 – actual return	1,000.00	1,070.24	4.67	.91
Class 2 – assumed 5% return	1,000.00	1,020.28	4.56	.91

Class 4 – actual return	1,000.00	1,068.80	5.95	1.16
Class 4 – assumed 5% return	1,000.00	1,019.04	5.81	1.16

Capital Income Builder
Class 1 – actual return	$1,000.00	$1,098.46	$1.40	.27%
Class 1 – assumed 5% return	1,000.00	1,023.46	1.35	.27

Class 1A – actual return	1,000.00	1,097.22	2.70	.52
Class 1A – assumed 5% return	1,000.00	1,022.22	2.61	.52

Class 2 – actual return	1,000.00	1,097.20	2.70	.52
Class 2 – assumed 5% return	1,000.00	1,022.22	2.61	.52

Class 4 – actual return	1,000.00	1,095.97	4.00	.77
Class 4 – assumed 5% return	1,000.00	1,020.98	3.86	.77

See end of tables for footnotes.

336	American Funds Insurance Series

Expense example (continued)

	Beginning account value 1/1/2021	Ending account value 6/30/2021	Expenses paid during period[1]	Annualized expense ratio
Asset Allocation Fund
Class 1 – actual return	$1,000.00	$1,102.24	$1.56	.30%
Class 1 – assumed 5% return	1,000.00	1,023.31	1.51	.30

Class 1A – actual return	1,000.00	1,100.99	2.87	.55
Class 1A – assumed 5% return	1,000.00	1,022.07	2.76	.55

Class 2 – actual return	1,000.00	1,100.61	2.86	.55
Class 2 – assumed 5% return	1,000.00	1,022.07	2.76	.55

Class 3 – actual return	1,000.00	1,101.41	2.50	.48
Class 3 – assumed 5% return	1,000.00	1,022.41	2.41	.48

Class 4 – actual return	1,000.00	1,099.74	4.16	.80
Class 4 – assumed 5% return	1,000.00	1,020.83	4.01	.80

Global Balanced Fund
Class 1 – actual return	$1,000.00	$1,061.04	$3.68	.72%
Class 1 – assumed 5% return	1,000.00	1,021.22	3.61	.72

Class 1A – actual return	1,000.00	1,059.77	4.95	.97
Class 1A – assumed 5% return	1,000.00	1,019.98	4.86	.97

Class 2 – actual return	1,000.00	1,059.77	4.95	.97
Class 2 – assumed 5% return	1,000.00	1,019.98	4.86	.97

Class 4 – actual return	1,000.00	1,058.21	6.23	1.22
Class 4 – assumed 5% return	1,000.00	1,018.74	6.11	1.22

The Bond Fund of America
Class 1 – actual return	$1,000.00	$993.28	$1.63	.33%
Class 1 – assumed 5% return	1,000.00	1,023.16	1.66	.33

Class 1A – actual return	1,000.00	992.06	2.86	.58
Class 1A – assumed 5% return	1,000.00	1,021.92	2.91	.58

Class 2 – actual return	1,000.00	991.88	2.86	.58
Class 2 – assumed 5% return	1,000.00	1,021.92	2.91	.58

Class 4 – actual return	1,000.00	990.71	4.10	.83
Class 4 – assumed 5% return	1,000.00	1,020.68	4.16	.83

Capital World Bond Fund
Class 1 – actual return	$1,000.00	$968.01	$2.39	.49%
Class 1 – assumed 5% return	1,000.00	1,022.36	2.46	.49

Class 1A – actual return	1,000.00	967.55	3.61	.74
Class 1A – assumed 5% return	1,000.00	1,021.12	3.71	.74

Class 2 – actual return	1,000.00	967.40	3.61	.74
Class 2 – assumed 5% return	1,000.00	1,021.12	3.71	.74

Class 4 – actual return	1,000.00	965.88	4.83	.99
Class 4 – assumed 5% return	1,000.00	1,019.89	4.96	.99

American High-Income Trust
Class 1 – actual return	$1,000.00	$1,066.15	$2.31	.45%
Class 1 – assumed 5% return	1,000.00	1,022.56	2.26	.45

Class 1A – actual return	1,000.00	1,064.90	3.64	.71
Class 1A – assumed 5% return	1,000.00	1,021.27	3.56	.71

Class 2 – actual return	1,000.00	1,064.95	3.64	.71
Class 2 – assumed 5% return	1,000.00	1,021.27	3.56	.71

Class 3 – actual return	1,000.00	1,065.57	3.28	.64
Class 3 – assumed 5% return	1,000.00	1,021.62	3.21	.64

Class 4 – actual return	1,000.00	1,062.78	4.86	.95
Class 4 – assumed 5% return	1,000.00	1,020.08	4.76	.95

See end of tables for footnotes.

American Funds Insurance Series	337

Expense example (continued)

	Beginning account value 1/1/2021	Ending account value 6/30/2021	Expenses paid during period[1]	Annualized expense ratio
American Funds Mortgage Fund
Class 1 – actual return	$1,000.00	$994.33	$1.53	.31%
Class 1 – assumed 5% return	1,000.00	1,023.26	1.56	.31

Class 1A – actual return	1,000.00	994.02	2.77	.56
Class 1A – assumed 5% return	1,000.00	1,022.02	2.81	.56

Class 2 – actual return	1,000.00	993.00	2.77	.56
Class 2 – assumed 5% return	1,000.00	1,022.02	2.81	.56

Class 4 – actual return	1,000.00	992.65	4.00	.81
Class 4 – assumed 5% return	1,000.00	1,020.78	4.06	.81

Ultra-Short Bond Fund
Class 1 – actual return	$1,000.00	$998.23	$1.78	.36%
Class 1 – assumed 5% return	1,000.00	1,023.01	1.81	.36

Class 1A – actual return	1,000.00	998.23	1.73	.35
Class 1A – assumed 5% return	1,000.00	1,023.06	1.76	.35

Class 2 – actual return	1,000.00	997.27	3.02	.61
Class 2 – assumed 5% return	1,000.00	1,021.77	3.06	.61

Class 3 – actual return	1,000.00	997.30	2.67	.54
Class 3 – assumed 5% return	1,000.00	1,022.12	2.71	.54

Class 4 – actual return	1,000.00	996.39	4.26	.86
Class 4 – assumed 5% return	1,000.00	1,020.53	4.31	.86

U.S. Government Securities Fund
Class 1 – actual return	$1,000.00	$986.91	$1.67	.34%
Class 1 – assumed 5% return	1,000.00	1,023.11	1.71	.34

Class 1A – actual return	1,000.00	985.82	2.86	.58
Class 1A – assumed 5% return	1,000.00	1,021.92	2.91	.58

Class 2 – actual return	1,000.00	986.38	2.91	.59
Class 2 – assumed 5% return	1,000.00	1,021.87	2.96	.59

Class 3 – actual return	1,000.00	985.85	2.56	.52
Class 3 – assumed 5% return	1,000.00	1,022.22	2.61	.52

Class 4 – actual return	1,000.00	984.18	4.13	.84
Class 4 – assumed 5% return	1,000.00	1,020.63	4.21	.84

See end of tables for footnotes.

338	American Funds Insurance Series

Expense example (continued)

	Beginning account value 1/1/2021	Ending account value 6/30/2021	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
Managed Risk Growth Fund
Class P1 – actual return	$1,000.00	$1,075.60	$1.90	.37%	$3.71	.72%
Class P1 – assumed 5% return	1,000.00	1,022.96	1.86	.37	3.61	.72

Class P2 – actual return	1,000.00	1,075.25	3.19	.62	4.99	.97
Class P2 – assumed 5% return	1,000.00	1,021.72	3.11	.62	4.86	.97

Managed Risk International Fund
Class P1 – actual return	$1,000.00	$1,027.33	$1.81	.36%	$4.42	.88%
Class P1 – assumed 5% return	1,000.00	1,023.01	1.81	.36	4.41	.88

Class P2 – actual return	1,000.00	1,026.42	3.17	.63	5.78	1.15
Class P2 – assumed 5% return	1,000.00	1,021.67	3.16	.63	5.76	1.15

Managed Risk Washington Mutual Investors Fund
Class P1 – actual return	$1,000.00	$1,090.84	$1.81	.35%	$3.94	.76%
Class P1 – assumed 5% return	1,000.00	1,023.06	1.76	.35	3.81	.76

Class P2 – actual return	1,000.00	1,089.86	3.21	.62	5.34	1.03
Class P2 – assumed 5% return	1,000.00	1,021.72	3.11	.62	5.16	1.03

Managed Risk Growth-Income Fund
Class P1 – actual return	$1,000.00	$1,088.19	$1.86	.36%	$3.42	.66%
Class P1 – assumed 5% return	1,000.00	1,023.01	1.81	.36	3.31	.66

Class P2 – actual return	1,000.00	1,087.56	3.16	.61	4.71	.91
Class P2 – assumed 5% return	1,000.00	1,021.77	3.06	.61	4.56	.91

Managed Risk Asset Allocation Fund
Class P1 – actual return	$1,000.00	$1,086.16	$1.86	.36%	$3.41	.66%
Class P1 – assumed 5% return	1,000.00	1,023.01	1.81	.36	3.31	.66

Class P2 – actual return	1,000.00	1,084.57	3.15	.61	4.70	.91
Class P2 – assumed 5% return	1,000.00	1,021.77	3.06	.61	4.56	.91

[1]

The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]

The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).

[4]

The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

American Funds Insurance Series	339

Approval of Investment Advisory and Service Agreement — American Funds Insurance Series

The series’ board has approved the continuation of the series’ Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through April 30, 2022. The agreement was amended to add additional advisory fee breakpoints for Global Growth Fund when the fund‘s net assets exceed $5 billion and $8 billion. The board approved the agreement following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all the series’ independent board members. The board and the committee determined in the exercise of their business judgment that the advisory fee structure for each fund within the series was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account their interaction with CRMC as well as information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which each fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the funds under the agreement and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee considered the risks assumed by CRMC in providing services to the funds, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objectives. They compared each fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which each fund is included), and data such as relevant market and fund indexes over various periods (including each fund’s lifetime) through September 30, 2020. They generally placed greater emphasis on investment results over longer term periods. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that each fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the funds indicated that its continued management should benefit each fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. They observed that the advisory fees and total expenses of each fund generally compared favorably to those of other similar funds included in the comparable Lipper category.

340	American Funds Insurance Series

The board and the committee also considered the breakpoint discounts in each fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by each fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the funds and the other clients. The board and the committee concluded that each fund’s cost structure was fair and reasonable in relation to the services provided, as well as in relation to the risks assumed by the adviser in sponsoring and managing each fund, and that each fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the funds.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the series and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the series’ principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018, CRMC benefited from research obtained with commissions from portfolio transactions made on behalf of the funds, and since that time has undertaken to bear the cost of obtaining such research. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the funds.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the funds’ advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that each fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the funds’ shareholders.

American Funds Insurance Series	341

Approval of Investment Advisory and Service Agreement and Subadvisory Agreement — American Funds Insurance Series Managed Risk Funds

The series’ board has approved the continuation of the series’ Investment Advisory and Service Agreement (the “advisory agreement”) with Capital Research and Management Company (“CRMC”) with respect to the Managed Risk Funds for an additional one-year term through April 30, 2022. The board has also approved the series’ Subadvisory Agreement (the “subadvisory agreement”) with CRMC and Milliman Financial Risk Management LLC (“Milliman FRM”) with respect to these funds for the same term. The advisory and subadvisory agreements are jointly referred to below as the “agreements.” The board approved the agreements following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all the series’ independent board members. The board and the committee determined in the exercise of their business judgment that the advisory fee structure for each fund within the series was fair and reasonable in relation to the services provided, and that approving the agreements was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account their interaction with CRMC and Milliman FRM as well as information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreements, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which each fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of the oversight of Milliman FRM’s services provided by CRMC, administrative and shareholder services provided by CRMC to the funds under the advisory agreement and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee considered the risks assumed by CRMC in providing services to the funds, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

The board and the committee also considered the depth and quality of Milliman FRM’s investment management process, including its experience in applying the Milliman Managed Risk Strategy to other funds in the series and risk management services for other clients; the experience, capability and integrity of its senior management and other personnel; and the services provided to each fund under the subadvisory agreement. The board and the committee concluded that the nature, extent and quality of the services provided by Milliman FRM have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objectives. They compared each fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which each fund is included), and data such as relevant market and fund indexes over various periods (including each fund’s lifetime) through September 30, 2020. They generally placed greater emphasis on investment results over longer term periods. The board and the committee also considered the volatility of the funds compared with the S&P 500 Managed Risk indexes and those of a group of funds with volatility management strategies identified by management over various periods (including each fund’s lifetime) through September 30, 2020. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that each fund’s investment results and the results of the services provided by CRMC and Milliman FRM have been satisfactory for renewal of the agreement, and that CRMC’s and Milliman FRM’s record in managing the funds indicated that their continued management should benefit each fund and its shareholders.

342	American Funds Insurance Series

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. The board and the committee noted CRMC’s waiver of a portion of the advisory fee payable by each fund under the advisory agreement, CRMC’s commitment not to remove the waiver without board approval and CRMC’s agreement to pay the fees due to Milliman FRM under the subadvisory agreement. They observed that each fund’s advisory fees and total expenses generally compared favorably to those of other similar funds included in the comparable Lipper category.

The board and the committee also considered the breakpoint discounts in each underlying fund’s advisory fee structure that reduce the level of fees charged by CRMC to the underlying fund as its assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the funds and the other clients. They also reviewed the fees paid to Milliman FRM by other funds which it advised or subadvised. The board and the committee concluded that each fund’s cost structure was fair and reasonable in relation to the services that CRMC provided, directly and through Milliman FRM, as well as in relation to the risks assumed by the adviser in sponsoring and managing each fund, and that each fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC (and indirectly to Milliman FRM) by the funds.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the series’ principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018, CRMC benefited from research obtained with commissions from portfolio transactions made on behalf of the funds, and since that time has undertaken to bear the cost of obtaining such research. The board and the committee also reviewed similar ancillary benefits received by Milliman FRM as a result of its relationship with the series. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC (and indirectly to Milliman FRM) by each fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the funds’ advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that each fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the funds’ shareholders.

American Funds Insurance Series	343

Office of the series

333 South Hope Street

Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Investment subadviser

Milliman Financial Risk Management LLC

(Managed Risk Funds only)

71 South Wacker Drive, 31st Floor

Chicago, IL 60606

Custodian of assets

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Counsel

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

344	American Funds Insurance Series

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the Capital Group website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the Capital Group website.

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website and on our website.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after September 30, 2021, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Fund attribution data was produced using FactSet, a third-party software system, based on daily portfolios. Securities in their initial period of acquisition may not be included in this analysis. The analysis includes equity investments only and excludes forward contracts and fixed income investments, if applicable. It does not account for buy-and-sell transactions that might have occurred intraday. As a result, average portfolio weight percentages are approximate, and the actual average portfolio weight percentages might be higher or lower. Data elements, such as pricing, income, market cap, etc., were provided by FactSet. The indexes provided for attribution are based on FactSet’s methodology. The indexes are broad-based market benchmarks and may not be used by Capital Group as the sole comparative index for the funds. Capital Group believes the software and information from FactSet to be reliable. However, Capital Group cannot be responsible for inaccuracies, incomplete information or updating of information by FactSet.

Hedge instruments, including exchange-traded futures contracts and exchange-traded put options, may not provide an effective hedge of the underlying securities because changes in the prices of such instruments may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions.

Bloomberg® is a trademark and service mark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approve or endorse this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith. MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products. The S&P 500 is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2021 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series portfolio managers average 27 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds Insurance Series’ superior outcomes

American Funds Insurance Series equity funds have beaten their comparable Lipper indexes in 91% of 10-year periods and 100% of 20-year periods.2 Our fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.4

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2021.
[2]

Based on Class 1 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2020. Periods covered are the shorter of the fund’s lifetime or since the inception date of the comparable Lipper index or average. The comparable Lipper indexes are: Global Funds Index (Global Growth Fund, Capital World Growth and Income Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Washington Mutual Investors Fund, Growth-Income Fund) and Balanced Funds Index (Asset Allocation Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund. Lipper source: Refinitiv Lipper. There have been periods when the fund has lagged the index.

[3]

Based on Class 1 share results as of December 31, 2020. Three of our five fixed income funds showed a three-year correlation below 0.3. Standard & Poor’s 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1.A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.

[4]	Based on management fees for the 20-year period ended December 31, 2020, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

(b)        Not applicable.

Item 2.  Code of Ethics.

Item applicable only to annual report on Form N-CSR.

Item 3.  Audit Committee Financial Expert.

Item applicable only to annual report on Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Item applicable only to annual report on Form N-CSR.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)        Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b)        Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)    The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

3

(b)    There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)        Not applicable.

(b)        Not applicable.

Item 13.  Exhibits

(a)(1)   Not applicable.

(a)(2)    The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)   Not applicable.

(a)(4)   Not applicable.

(b)(1)    The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)(2)   The certification required under Section  906 of the Sarbanes-Oxley Act of 2002, regarding American Funds Growth Portfolio, a series of the Trust, by American Funds Insurance Series.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BRIGHTHOUSE FUNDS TRUST I
By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	September 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	September 1, 2021

By:	/s/ Alan R. Otis
Alan R. Otis
Chief Financial Officer and Treasurer

Date:	September 1, 2021